UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/11

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2011.  The first report applies to 62 of the Registrant’s portfolios, the second report applies to 17 of the Registrant’s portfolios, the third report applies to 13 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock Variable Insurance Trust

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Annual Report
December 31, 2011

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	66

Summary Portfolio of Investments (See below for each Portfolio’s page #)	74

Statements of Assets and Liabilities	126

Statements of Operations	142

Statements of Changes in Net Assets	158

Financial Highlights	169

Notes to Financial Statements	192

Report of Independent Registered Public Accounting Firm	249

Evaluation of Subadvisory Agreement by the Board of Trustees	250

Trustees and Officers Information	251

For More Information	254

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
All Cap Core Trust	4	74
All Cap Value Trust	5	74
Alpha Opportunities Trust	6	75
American Asset Allocation Trust	7	76
American Blue Chip Income and Growth Trust	8	76
American Global Growth Trust	9	77
American Global Small Capitalization Trust	10	77
American Growth Trust	11	77
American Growth-Income Trust	12	77
American High-Income Bond Trust	13	77
American International Trust	14	77
American New World Trust	15	78
Balanced Trust	16	78
Blue Chip Growth Trust	17	79
Capital Appreciation Trust	18	80
Capital Appreciation Value Trust	19	81
Core Allocation Trust	20	82
Core Allocation Plus Trust	21	83
Core Disciplined Diversification Trust	22	84
Core Fundamental Holdings Trust	23	84
Core Global Diversification Trust	24	85
Disciplined Diversification Trust	25	85
Emerging Markets Value Trust	26	86
Equity-Income Trust	27	88
Financial Services Trust	28	89
Franklin Templeton Founding Allocation Trust	29	89
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)	30	89
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)	31	90
Fundamental Large Cap Value Trust (formerly Optimized Value Trust)	32	90
Fundamental Value Trust	33	91
Global Trust	34	92
Global Diversification Trust (formerly American Global Diversification Trust)	35	93
Growth Equity Trust	36	94
Health Sciences Trust	37	94
Heritage Trust	38	95
International Core Trust	39	97
International Growth Stock Trust	40	98
International Opportunities Trust	41	99
International Small Company Trust	42	100
International Value Trust	43	102
Large Cap Trust	44	103
Lifestyle Balanced PS Series	45	104
Lifestyle Conservative PS Series	46	104
Lifestyle Growth PS Series	47	105
Lifestyle Moderate PS Series	48	105
Mid Cap Stock Trust	49	106
Mid Cap Value Equity Trust	50	107
Mid Value Trust	51	108
Mutual Shares Trust	52	109
Natural Resources Trust	53	110
Real Estate Securities Trust	54	111
Science & Technology Trust	55	112
Small Cap Growth Trust	56	113
Small Cap Opportunities Trust	57	113
Small Cap Value Trust	58	114
Small Company Growth Trust	59	115
Small Company Value Trust	60	116
Smaller Company Growth Trust	61	117
U.S. Equity Trust (formerly U.S. Multi Sector Trust)	62	118
Utilities Trust	63	119
Value Trust	64	120
Value & Restructuring Trust	65	121

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Variable Insurance Trust (the “Trust”), formerly John Hancock Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2011. The views expressed are those of the portfolio manager as of December 31, 2011, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust

Subadviser: QS Investors, LLC
Portfolio Managers: Robert Wang, Russell Shtern

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.0
Financials	14.0
Health Care	13.7
Energy	12.3
Consumer Staples	10.2
Consumer Discretionary	9.3
Industrials	9.1
Materials	4.2
Utilities	2.9
Telecommunication Services	2.3
Short-Term Investments & Other	1.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the All Cap Core Trust Series I returned +0.41%, underperforming the +1.03% return of the Russell 3000 Index.

Environment  ►  While 2011 had muted returns, with the Russell 3000 Index returning 1.03%, the intra-year swings ranged in the 25% area. With the peak occurring in April and the low in October, investors were grateful for the fourth quarter uptick. Early 2011 favored Growth (sales and earnings growth) and Quality (cash flow) factors and the year ended with more emphasis on Valuation (relative price) factors. The volatile year in U.S. equities ended with a focus on risk aversion and negative sentiment. Investors remained fearful and concerned about ongoing volatility as liquidity tightened and the economic outlook weakened. At the portfolio level, exposure to the Dynamic (higher volatility) factor increased as exposure to the Stability (lower volatility) factor lessened. Extreme swings are a challenging environment to manage within.

The Federal Reserve’s accommodative monetary policy did provide support and policymakers seem ready to do more. Though fiscal policy is set to turn less supportive in 2012, some temporary fiscal support may be extended, mitigating the fiscal drag. The biggest risk to the U.S. outlook comes from abroad, particularly Europe. A full-blown financial crises (though less likely) could derail the U.S. recovery. If Europe manages to “muddle through” as expected, avoiding disaster but still struggling with recession and credit tightening, the U.S. will feel some ill winds, especially early in 2012, but they should still be manageable.

Overall, the factors that contributed to performance included Valuation, Quality and Growth. Contributors at the sector level included Health Care and Consumer Staples. The factors that detracted from return included Stability and Dynamic. At the sector level, detractors included Financials and Industrials.

Throughout the year, the Trust entered into E-Mini S&P and Russell Mini futures contracts to equitize cash in line with the benchmark exposure. While the Trust’s cash portion represents a very small percentage of its market value (generally less than 2%), the overall effect in a marginally favorable market was commensurately positive.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	0.41%	–2.00%	2.61%	–9.63%	29.42%
All Cap Core Trust Series II2	0.14%	–2.21%	2.42%	–10.59%	27.01%
All Cap Core Trust Series NAV[3]	0.40%	–1.96%	2.65%	–9.43%	29.88%
Russell 3000 Index[4,5]	1.03%	–0.01%	3.51%	–0.07%	41.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

All Cap Value Trust

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Deepak Khanna

INVESTMENT OBJECTIVE & POLICIES  ►  To seek capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	18.9
Financials	18.4
Health Care	13.9
Industrials	11.9
Consumer Discretionary	11.6
Consumer Staples	9.2
Materials	7.7
Information Technology	6.4
Utilities	1.3
Short-Term Investments & Other	0.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the All Cap Value Trust Series I total return was –4.20%, underperforming the –0.10% return of the Russell 3000 Value Index.

Environment  ►  During the year, large-cap stocks within the Russell 3000 Value Index rose while mid- and small-cap stocks fell. Under Morningstar’s market capitalization definitions, the portfolio’s weighting in large-cap stocks at period end was 64.3% versus 71.8% for the benchmark. Exposure to mid-cap stocks was 31.0% versus 18.6%, and the small-cap allocation was 4.7% versus 9.6%.

The Trust’s relative performance was hurt by stock selection within the Health Care and Consumer Discretionary sectors. Within Health Care, shares of a pharmaceutical company, fell due to lower-than-expected generic drug sales in North America as a result of a slowdown in new drug launches. In addition, shares of a specialty pharmaceutical company dropped because of declines in sales of its key osteoporosis drug, coupled with weakness in the dermatological segment. Within Consumer Discretionary, an auto manufacturer suffered as it reported that higher input costs will dampen profit margin improvement over the coming quarters.

Contributing to the Trust’s relative performance was an underweight and stock selection within the Financials sector. Shares of a bank holding company dropped due to investors’ concerns over the uncertainty of the company’s mortgage problems. However, not having the stock in the Trust contributed to relative performance. In addition, shares of a professional services provider benefited from top-line growth in its consulting business and reduced operating expenses. Positive stock selection within Information Technology also helped relative performance. Shares of a credit card company were driven higher due to a Federal Reserve rule capping debit-card swipe fees that was more relaxed then initially anticipated.

We have positioned the portfolio for continued moderate U.S. economic growth, with emphasis on companies that in our view are well-positioned financially and competitively to drive future earnings. The Energy sector remains the portfolio’s largest overweight, as we continue to expect favorable supply and demand dynamics. The Materials sector is a large overweight, with emphasis on chemical companies. The Financials sector remains the largest underweight, as we continue to remain cautious in this sector. Last, the Utilities sector remains an underweight, and we have no representation in the Telecommunication Services area. We expect confidence to return and believe quality companies with high returns and market share gain potential should perform well.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
All Cap Value Trust Series I	–4.20%	2.06%	4.42%	10.75%	54.14%
All Cap Value Trust Series II2	–4.41%	1.87%	4.24%	9.71%	51.42%
All Cap Value Trust Series NAV[3]	–4.17%	2.15%	4.48%	11.24%	55.03%
Russell 3000 Value Index[4,5]	–0.10%	–2.58%	4.08%	–12.25%	49.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Alpha Opportunities Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent M. Stahl, Gregg R. Thomas

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts), index-related securities (including exchange-traded funds (ETFs)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The Trust may invest options in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The Trust may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	19.5
Information Technology	17.8
Health Care	12.4
Industrials	11.5
Financials	9.7
Energy	9.6
Consumer Staples	8.4
Materials	6.1
Telecommunication Services	1.1
Utilities	0.7
Short-Term Investments & Other	3.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Alpha Opportunities Trust Series NAV total return was –8.02%, underperforming the +1.03% return of the Russell 3000 Index.

Environment  ►  U.S. equities moved higher during the year despite a high degree of volatility. During the first half of the period, equities strengthened as economic releases indicated continued momentum in the U.S. recovery. As the year progressed, equity markets plummeted amid rising risk aversion and concerns that the global economy could slip back into recession. Volatility was rampant and stock correlations spiked as investors shed risk and fled to safety. Following a difficult third quarter, equity markets surged ahead in the final quarter of the year. Seven out of 10 sectors of the Russell 3000 Index posted gains for the year. The Utilities, Consumer Staples and Health Care sectors posted the strongest gains, while Financials and Materials posted declines.

The Trust’s underperformance during the year was primarily due to weak stock selection. An underweight to Utilities and an overweight to Materials detracted but were somewhat offset by an underweight to Financials, which helped. Sector allocation was also a modest detractor.

Stock selection within the Information Technology, Materials and Consumer Discretionary sectors detracted from relative results. Within Materials, the Trust was hurt by its position in the world’s largest phosphate and potash producer. In Information Technology, our position in an analog and mixed signal semiconductors firm produced negative results. An office supply chain store and technology and consulting corporation also detracted from relative performance.

Positive relative results were influenced by stock selection in the Consumer Staples sector. A specialty coffee company and food product marketer and distributor contributed most to the sector’s performance. Also contributing to relative performance during the year was our underweight position in one megabank and avoidance of another.

At the end of the period, the Trust was most overweight in the Consumer Discretionary and Materials sectors. The Financials and Utilities sectors were our largest underweights. During the period, the portfolio’s relative exposure to the Consumer Staples and Health Care sectors increased, while relative exposure to the Materials and Industrials sectors decreased.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Alpha Opportunities Trust Series I2	–8.14%	—	—	8.58%	—	—	30.51%
Alpha Opportunities Trust Series NAV (began 10/7/08)	–8.02%	—	—	8.65%	—	—	30.80%
Russell 3000 Index[3,4]	1.03%	—	—	8.52%	—	—	30.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, James R. Mulally, Jeffrey Lager, Eugene Stein, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The Trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by Moody’s and BB+ or below by a nationally recognized statistical rating organization designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Bonds	21.3
Information Technology	12.3
Consumer Discretionary	10.4
Energy	10.3
Financials	9.4
Health Care	9.0
Industrials	8.2
Materials	6.0
Consumer Staples	5.3
Telecommunication Services	2.6
Utilities	1.5
Short-Term Investments & Other	3.7

**	The weightings represent the holdings of the American Asset Allocation Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Asset Allocation Trust Series II returned +0.86%, underperforming the +4.69% return of the Combined Index.

Environment  ►  The Trust continues to favor equities, which accounted for nearly 75% of the portfolio at December 31. Fixed-income holdings comprised about 21% and 4% of the holdings were short-term.

Highlighting the year were holdings in Health Care, Consumer Staples and Telecommunication Services, which were all additive. Gains in fixed income were paced by agency mortgage-backed securities and investment-grade (BBB–/Baa3 or above) corporate bonds.

With over 75% of the portfolio’s investments held in companies domiciled within the United States, the relative strength of the U.S. markets since October led to a positive result for the year.

These turbulent economic times underscore the value of having a professionally managed portfolio. Maintaining a long-term outlook and not getting distracted by undulations in the market and day-to-day market headlines are key methods of approach for investors. We may be operating in a slower growth environment, but that can still be a positive scenario for a long-term investor.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	0.91%	0.84%	4.32%	4.27%	52.68%
American Asset Allocation Trust Series II3	0.86%	0.68%	3.85%	3.46%	45.95%
American Asset Allocation Trust Series III[4]	1.27%	1.21%	4.51%	6.19%	55.49%
S&P 500 Index[5,8]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Barclays Capital U.S. Aggregate Bond Index[6,8]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[7,8]	4.69%	2.84%	4.40%	15.05%	53.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Blue Chip Income and Growth Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Christopher D. Buchbinder, James B. Lovelace, C. Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES  ►  To seek income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The Trust invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth FundSM, a series of American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The master fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The master fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the U.S. The fund invests, under normal market conditions, at least 90% of its assets in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Information Technology	19.0
Industrials	13.5
Consumer Staples	12.2
Energy	10.3
Consumer Discretionary	10.1
Health Care	10.0
Financials	8.0
Telecommunication Services	5.1
Materials	3.1
Utilities	1.9
Short-Term Investments & Other	6.8

**	The weightings represent the holdings of the American Blue Chip Income & Growth Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Blue Chip Income and Growth Trust Series II total return was –1.45%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  Concerns about the European sovereign debt crisis and slowing growth in emerging markets peaked in the third quarter. The negative sentiment hurt stocks around the world, including many well-established U.S. companies that derive large sales in the troubled areas.

As investors sought safer havens, holdings in defensive sectors such as Consumer Staples, Health Care and Utilities provided the Trust’s best returns for the year. Energy companies continued to do well as demand remained steady. The Trust also benefited from having a somewhat lower exposure to Financials than the S&P 500 Index.

Information Technology remains the Trust’s largest sector concentration. Though many technology companies struggled in 2011, we continue to believe the sector offers a combination of attractive dividend yields and growth potential.

Looking ahead, we are optimistic about the long-term prospects for high-quality, dividend-paying U.S.-based companies that make up most of the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Blue Chip Income and Growth Trust Series I2	–1.30%	–1.96%	2.13%	–9.44%	23.47%
American Blue Chip Income and Growth Trust Series II3	–1.45%	–2.12%	1.97%	–10.14%	21.58%
American Blue Chip Income and Growth Trust Series III[4]	–0.95%	–1.44%	2.40%	–6.99%	26.71%
S&P 500 Index[5,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests. The performance of the Class 1 shares of the Blue Chip Income and Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Blue Chip Income and Growth Trust. The Class 1 shares of the Blue Chip Income and Growth Fund were first issued on July 5, 2001.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Growth Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Robert W. Lovelace, Steve T. Watson, Paul A. White, Martin Jacobs

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth. The Global Growth Fund may invest a portion of its assets in common stocks and other securities of companies in countries in emerging market countries and expects to be invested in numerous countries around the world.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Consumer Discretionary	16.4
Information Technology	14.4
Financials	12.9
Health Care	11.7
Consumer Staples	11.4
Industrials	8.3
Energy	8.1
Materials	5.3
Telecommunication Services	4.0
Utilities	1.2
Short-Term Investments & Other	6.3

**	The weightings represent the holdings of the American Global Growth Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Global Growth Trust Series II total return was –9.40%, underperforming the –5.02% return of the MSCI World Index.

Environment  ►  In a tough year for markets around the world, the Trust’s U.S. holdings generally held up better than its investments overseas. The ongoing debt crisis cast a pall over Europe, while holdings in China — where economic growth has slowed in response to the government’s inflation-taming measures — were also weak.

Holdings in Consumer Staples and Health Care companies had the best results. The Trust was helped by some holdings in Japan, where many companies have recovered from the devastating earthquake and tsunami and from the recent flooding in Thailand, which is home to some Japanese companies’ manufacturing operations. The strong Japanese yen was also a benefit.

Despite the global uncertainty, we continue to find attractive investment opportunities and encourage investors to not be distracted by gloomy headlines.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	–9.24%	0.05%	6.21%	0.23%	82.72%
American Global Growth Trust Series II3	–9.40%	–0.05%	5.77%	–0.25%	75.19%
American Global Growth Trust Series III[4]	–8.92%	0.49%	6.45%	2.46%	86.78%
Lipper Global Fund Index[5,7]	–9.96%	–2.19%	3.91%	–10.48%	46.71%
MSCI World Index[6,7]	–5.02%	–1.82%	4.15%	–8.76%	50.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

4	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

6	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Small Capitalization Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Gordon Crawford, J. Blair Frank, Mark E. Denning, Harold H. La

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series. Under normal circumstances, the Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. Normally, the Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Consumer Discretionary	17.2
Industrials	12.1
Information technology	11.4
Health care	9.3
Materials	8.3
Energy	6.9
Financials	5.5
Utilities	3.1
Consumer staples	3.0
Telecommunication services	1.3
Short-Term Investments & Other	21.9

**	The weightings represent the holdings of the American Global Small Capitalization Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Global Small Capitalization Trust Series II total return was –19.63%, underperforming the –10.96% return of the MSCI AC World Index — Small Cap.

Environment  ►  Reflecting continued caution about the global economic uncertainty, we increased the portfolio’s cash position at year end to approximately double what it was at June 30.

Emerging and developing markets, which make up a significant portion of the Trust, were generally weak. Holdings of companies domiciled in the United States, China and the United Kingdom helped the portfolio’s results, while holdings in Italian-based companies trailed.

The Trust did find high ground in emerging and developing countries, highlighted by holdings in two Hong Kong-based companies that operate casinos in Macau. Other strong returns came from holdings in Ireland and South Korea.

In this period of global structural debt problems and slowing economic growth, we will continue to seek out companies with healthier balance sheets that have long-term growth prospects in both the developed and emerging marketplace.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Global Small Cap Trust Series I2	–19.43%	–2.53%	7.60%	–12.01%	108.07%
American Global Small Cap Trust Series II3	–19.63%	–2.61%	7.16%	–12.38%	99.64%
American Global Small Cap Trust Series III[4]	–19.24%	–2.10%	7.84%	–10.09%	112.63%
S&P/Citigroup Global ex U.S. <2 Billion Index[5,7]	–19.61%	–1.00%	11.12%	–4.88%	186.92%
MSCI AC World Index – Small Cap[6,7]	–10.96%	0.69%	9.27%	3.52%	142.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Small Capitalization Fund a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. The performance of the Class 1 shares of the Global Small Capitalization Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Small Capitalization Trust. The Class 1 shares of the Global Small Capitalization Fund were first issued on April 30, 1998.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Small Capitalization Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

6	MSCI AC World Index – Small Cap Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index designed to measure equity performance in global developed and emerging markets that are categorized as small cap stocks.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Ronald B. Morrow, Michael T. Kerr, Gregg E. Ireland, Gregory D. Johnson

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Consumer Discretionary	18.7
Information Technology	14.9
Energy	12.7
Financials	12.3
Health Care	9.1
Industrials	8.3
Materials	8.0
Consumer Staples	4.0
Telecommunication Services	1.4
Utilities	0.2
Short-Term Investments & Other	10.4

**	The weightings represent the holdings of the American Growth Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Growth Trust Series II total return was –4.79%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  In a volatile year in which investors generally sought the safety of the largest blue chip companies, the defensive sectors of Consumer Staples and Health Care were the main contributors to results, with Consumer Discretionary the only other sector providing a positive return for the Trust. Weaker sectors included Financials, Energy and Materials.

As a group, our larger holdings did better than their mid-sized and smaller counterparts. Overall, holdings outside the U.S. were weak, with Canada the biggest drag on results.

Encouraging data in the fourth quarter of 2011 suggests that the U.S. economic recovery may regain momentum and consumers could start spending again, which could benefit many of the Trust’s Consumer Discretionary holdings. The economic recovery should also bolster Energy companies, and we are looking for investment opportunities in this area.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I2	–4.63%	–0.44%	3.65%	–2.18%	43.05%
American Growth Trust Series II3	–4.79%	–0.58%	3.49%	–2.89%	40.96%
American Growth Trust Series III[4]	–4.29%	–0.11%	3.81%	–0.54%	45.36%
S&P 500 Index[5,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests. The performance of the Class 1 shares of the Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth Trust. The Class 1 shares of the Growth Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth-Income Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Claudia P. Huntington, C. Ross Sappenfield, Donald D. O’Neal, Dylan J. Yolles, J. Blair Frank

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide growth of capital and income. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Information Technology	17.0
Consumer Discretionary	14.1
Industrials	13.3
Health Care	9.9
Energy	9.4
Consumer Staples	8.1
Financials	5.9
Materials	5.1
Telecommunication Services	4.1
Utilities	1.6
Short-Term Investments & Other	11.5

**	The weightings represent the holdings of the American Growth-Income Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American Growth-Income Trust Series II total return was –2.31%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  In a difficult year for stocks around the world, larger U.S. companies in defensive sectors such as Health Care, Consumer Staples and Utilities provided the Trust’s best results for the year. A strong final quarter, in which all the Trust’s industry sectors advanced, couldn’t quite overcome losses from the third quarter, when investors sought the safety of larger U.S. companies because of the European debt crisis and slowing growth in Asia.

Given the significant declines overseas, the Trust’s holdings outside the U.S. generally detracted slightly from results, though holdings in the United Kingdom added some value.

Looking ahead, we expect that U.S. stocks, our primary focus, will continue to offer the best returns. While many U.S. companies reported record profits and earnings in 2011, markets overseas continue to face challenges. The European debt crisis is still unresolved and recent measures to kick-start some Asian economies have yet to take effect.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I2	–2.16%	–1.62%	2.79%	–7.85%	31.73%
American Growth-Income Trust Series II3	–2.31%	–1.77%	2.64%	–8.54%	29.76%
American Growth-Income Trust Series III[4]	–1.81%	–1.16%	3.03%	–5.67%	34.74%
S&P 500 Index[5,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests. The performance of the Class 1 shares of the Growth-Income Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth-Income Trust. The Class 1 shares of the Growth-Income Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American High-Income Bond Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Abner G. Goldstine, David C. Barclay, Marcus B. Linden, David A. Daigle, Ellen O. Carr

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide a high level of current income and, secondarily, capital appreciation. The Trust invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the master fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The Trust may also invest a portion of its assets in securities of issuers domiciled outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Fixed-income portfolio summary**	% of Total
U.S. corporate bonds	90.5
Common stocks & warrants	0.5
Convertible securities	0.5
Preferred securities	0.5
Other bonds & notes	0.3
Non-U.S. government bonds	0.1
U.S. Treasuries	0.1
Short-Term Investments & Other	7.5

**	The weightings represent the holdings of the American High-Income Bond Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American High-Income Bond Trust Series II returned +1.32%, underperforming the +4.38% return of the Bank of America Merrill Lynch U.S. High Yield Master II Index.

Environment  ►  The high-yield bond market was strong for the first half of the year before weakening in June on concerns about slowing growth in the United States and overseas. Spreads narrowed in the first few months but began to widen in early May as investors shifted to Treasuries and other lower-risk options.

The Trust took a more defensive position at the end of the year as further concerns about companies’ capital adequacy and price erosion among the portfolio’s holdings took effect. However, default rates among holdings were still extremely low.

Corporate bond holdings in media, information technology service and food & staples retailing aided the Trust’s results, while holdings in oil, gas and consumable fuels detracted.

Looking forward, we express concern about the ability of companies to support capital structures and debt on their balance sheets. However, we are optimistic that our research and attention to risk will continue to help us identify attractive investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American High-Income Bond Trust Series I2	1.48%	4.20%	6.96%	22.83%	95.91%
American High-Income Bond Trust Series II3	1.32%	4.10%	6.51%	22.28%	87.88%
American High-Income Bond Trust Series III[4]	1.84%	4.59%	7.16%	25.14%	99.59%
BofA Merrill Lynch U.S. High Yield Master II Index[5,6]	4.38%	7.34%	8.59%	42.53%	128.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests. The performance of the Class 1 shares of the High-Income Bond Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American High-Income Bond Trust. The Class 1 shares of the High-Income Bond Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American High-Income Bond Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American International Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Sung Lee, Jesper Lykeus, Christopher M. Thomsen, L. Alfonso Barroso

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States that the adviser believes have the potential for growth. The Trust normally invests a portion of its assets in common stocks and other securities of companies in emerging market countries.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Financials	14.5
Health Care	12.0
Industrials	11.4
Consumer Discretionary	11.1
Information Technology	10.7
Consumer Staples	9.3
Telecommunication Services	7.1
Materials	6.1
Energy	5.3
Utilities	2.8
Short-Term Investments & Other	9.7

**	The weightings represent the holdings of the American International Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American International Trust Series II total return was –14.38%, underperforming the –11.73% return of the MSCI EAFE Index.

Environment  ►  Leading the way for the Trust were Consumer Staples, Energy and select Information Technology holdings, accelerated by returns from an investment in a U.K. tobacco company. Construction and engineering companies that benefit from industrial and infrastructure spending remained robust and were positive contributors to performance. Also, holdings of companies domiciled in South Korea and Belgium added to our results, while holdings in France and Japan detracted.

Amid unprecedented uncertainty in worldwide markets — with the European debt crisis and ongoing fears about slowing growth in China and other emerging markets — we continue to believe that it is important to maintain a well-balanced portfolio. During gyrating and volatile markets such as these, short-term returns are often driven by market sentiment.

Rather than being swept up by the short-term noise, we will continue to try to identify investment opportunities that will provide superior results over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American International Trust Series I2	–14.34%	–2.09%	5.75%	–10.03%	74.97%
American International Trust Series II3	–14.38%	–2.23%	5.60%	–10.65%	72.42%
American International Trust Series III[4]	–14.05%	–1.78%	5.91%	–8.57%	77.62%
MSCI EAFE Index[5,6]	–11.73%	–4.26%	5.12%	–19.58%	64.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests. The performance of the Class 1 shares of the International Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American International Trust. The Class 1 shares of the International Fund were first issued on May 1, 1990.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American New World Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: David C. Barclay, Carl M. Kawaja, Robert Lovelace

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to provide long-term capital appreciation. The Trust invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting**	% of Total
Consumer Staples	16.5
Consumer Discretionary	10.9
Bonds	9.9
Health Care	9.7
Financials	8.7
Information Technology	7.3
Energy	6.7
Materials	6.2
Industrials	6.0
Telecommunication Services	4.6
Utilities	1.6
Short-Term Investments & Other	11.9

**	The weightings represent the holdings of the American New World Fund, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the American New World Trust Series II total return was –14.41%, underperforming the –6.86% return of the MSCI AC World Index.

Environment  ►  Developing market stocks trailed during the year as inflationary pressures rose in some countries, especially in Asia, and tighter monetary policies had an impact on economic growth.

Mitigating losses was a below-index weighting in Financials, with a particular avoidance of beleaguered European and U.S. financials. Strong returns were realized by stock selection in Information Technology and Consumer Staples. Specific positive contributors included an Australian health care outfit, a Korean technology company and an Indonesian bank. Offsetting those relative winners were holdings in China and India.

We remain optimistic for 2012 because even in these uncertain periods, there are still rising living standards for millions of people who are consuming more goods, and any perceived weakness in the market is seen as creating potential opportunities for long-term investors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	–14.33%	2.49%	11.08%	13.08%	185.91%
American New World Trust Series II3	–14.41%	2.37%	10.60%	12.45%	173.92%
American New World Trust Series III[4]	–14.02%	2.91%	11.30%	15.42%	191.82%
MSCI AC World Index[5,6]	–6.86%	–1.41%	4.76%	–6.85%	59.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the New World Fund, a series of American Fund Insurance Series and the master fund in which the American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Balanced Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Kim DeDominicis, Charles Shriver

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term capital appreciation. Under normal market conditions, the Trust invests in both equity and fixed-income securities. The Trust employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The Trust may purchase a variety of fixed income securities, including investment-grade and below-investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55%–75% of the Trust will be invested in equity securities and 25–45% of the Trust will be invested in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	13.2
Consumer Discretionary	12.2
U.S. Government Agency	11.7
Information Technology	11.0
Industrials	10.3
U.S. Government	9.9
Energy	7.8
Health Care	6.6
Materials	4.1
Consumer Staples	4.0
Utilities	3.0
Telecommunication Services	2.9
Collateralized Mortgage Obligations	0.9
Asset Backed Securities	0.7
Foreign Government Obligations	0.5
Municipal Bonds	0.2
Short-Term Investments & Other	1.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Balanced Trust Series I returned +1.01%, underperforming the +1.95% return of the Combined Index.

Environment  ►  Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. As the year began, equities climbed as the U.S. economy showed signs of strengthening, but they started falling in May as the U.S. and European economies weakened and the European sovereign debt crisis intensified. Volatility and selling pressure increased after Standard & Poor’s downgraded the U.S. government’s long-term sovereign credit rating from AAA to AA+ in early August.

Equities in developed non-U.S. countries fared notably worse than U.S. shares in 2011, due in small part to a stronger dollar versus other currencies. European markets fell sharply amid weakening economies, rising bond yields, the implementation of fiscal austerity measures and a lack of confidence in leaders’ ability to stem the debt crisis. Greece, Austria and Finland were among the worst performing markets, but Irish stocks bucked the negative trend with strong gains. Developed Asian markets, including Japan, also struggled but stocks in New Zealand rose moderately for the year.

U.S. bonds produced strong returns over the last year — largely on the back of Treasuries — though it was a volatile year that started on a weak note. Municipal and corporate bonds also did very well, but agency mortgage-backed and asset-backed securities were less robust. High yield securities trailed investment-grade issues as solid returns in the first half of the year were followed by flat performance when risk aversion increased in August and credit spreads widened amid economic concerns.

Strong security selection within the Trust’s non-U.S. and small- and mid-cap equity portfolios was the primary driver of relative performance. An underweight to small- and mid-cap equities slightly improved returns as those market caps underperformed large-cap equities for the quarter. An overweight position in equities and associated underweight to fixed-income securities weighed on relative returns as the Russell 3000 Index trailed the Barclays Capital U.S. Aggregate Bond Index for the year. Security selection within the Trust’s large-cap equity portfolios also detracted.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Balanced Trust Series I (began 4/30/09)	1.01%	—	—	12.86%	—	—	38.20%
Balanced Trust Series NAV (began 4/30/09)	1.13%	—	—	12.95%	—	—	38.49%
Russell 3000 Index[2,6]	1.03%	—	—	17.42%	—	—	53.65%
Barclays Capital U.S. Aggregate Bond Index[3,6]	7.84%	—	—	7.45%	—	—	21.19%
MSCI EAFE Index[4,6]	–11.75%	—	—	10.31%	—	—	32.38%
Combined Index[5,6]	1.95%	—	—	13.48%	—	—	40.24%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

5	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Blue Chip Growth Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  ►  To provide long-term growth of capital with current income as a second objective. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	30.7
Consumer Discretionary	22.3
Industrials	15.5
Health Care	8.9
Energy	7.7
Financials	7.7
Materials	3.8
Telecommunication Services	2.2
Consumer Staples	0.8
Short-Term Investments & Other	0.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Blue Chip Growth Trust Series I returned +1.44%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  The S&P 500 Index posted modest positive returns for the 12-month period. Seven of its 10 sectors had gains. In general, defensive sectors tended to outperform cyclicals amid market volatility. Utilities and Consumer Staples were the top performers in the benchmark. Financials was by far the worst performing sector. Materials and Industrials also underperformed the overall index. Growth-style investing outperformed value among large-cap stocks and small caps, but underperformed in the mid-cap space, as measured by S&P indexes. Large-cap stocks outperformed small and mid caps.

Information Technology was the leading outperformer due to stock selection. A credit card servicing company reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost the stock price. A consumer electronics company, the portfolio’s top absolute contributor, continued to report strong growth. The company released an upgraded version of its smartphone and expanded its availability to additional carriers.

Financials was one of the leading outperformers due to stock selection and significant underweighting of the benchmark’s worst performing sector. A credit card issuer benefited from increased consumer spending and improvement in consumer credit. The company released a new line of prepaid-balance cards, aimed at attracting new customers.

Energy was the largest relative detractor due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging markets. The world’s largest private sector coal company continued to slide amid these concerns. However, the firm successfully completed its acquisition of an Australian coal mining company in December.

The Trust’s significant underweighting of Consumer Staples hurt relative performance, as this was among the top performing sectors in the index. Amid market volatility throughout the year, investors moved away from risk and toward more defensive sectors such as this.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	1.44%	1.75%	3.02%	9.08%	34.66%
Blue Chip Growth Trust Series II2	1.24%	1.55%	2.83%	8.01%	32.19%
Blue Chip Growth Trust Series NAV[3]	1.45%	1.80%	3.05%	9.35%	35.11%
S&P 500 Index[4,5]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Trust

Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing at least 65% of the Trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	32.3
Consumer Discretionary	24.7
Health Care	14.6
Energy	7.2
Industrials	6.8
Consumer Staples	6.4
Materials	2.9
Financials	2.7
Telecommunication Services	1.9
Short-Term Investments & Other	0.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Capital Appreciation Trust Series I returned +0.08%, underperforming the +2.64% return of the Russell 1000 Growth Index.

Environment  ►  The U.S. stock market rallied in the early months of the period on continued global expansion. It relinquished much of its advance through the end of the year, however, as worries about government debt and slowing economic growth drove heightened volatility.

Solid corporate earnings gains and corporate spending provided tailwinds that allowed the U.S. economy to continue expanding, although at a lackluster rate. Business production and housing measures were mixed, and overall job growth remained anemic. Strong commodity prices earlier in the year reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food and energy prices grew more volatile on a sovereign debt crisis in Europe, political turmoil in the Middle East, an earthquake and tsunami in Japan and slowing growth in China. The U.S. economy finished the year on firmer footing as fears of an autumn slowdown dissipated. Into year-end, most economic indicators signaled accelerating improvement. While the pace of growth remained subpar, the end-of-year strength quelled fears of recession.

The Trust’s underperformance came largely in the year’s final months. Over the year, stock selection was detrimental in Energy, Health Care and Financials. An oil services provider was adversely affected by disruptions in the Middle East and an unfavorable pricing environment. In Materials and Industrials, stock selection and underweight positions benefited relative return. An agricultural seed maker’s strong earnings reflected robust herbicide and soybean operations. A metal components manufacturer rose on an improved outlook for its industrial gas turbine operations and growth in its investment cast products and forged products aerospace business.

Consumer Staples holdings generated the Trust’s largest returns, although an underweight position hurt performance. A natural foods retailer climbed on strong sales trends and market share gains. A cosmetic company’s revenue and earnings were fueled by new product launches and increased market penetration. An overweight position worked well in Consumer Discretionary, where a coffee retailer benefited from strong domestic and international growth. In Information Technology, a financial transaction processor’s financial results exceeded forecasts. A computer company’s mobile phone and tablet sales continued to impress. However, an Internet protocol routing company was hurt by a deteriorating macroeconomic backdrop.

During the year, the Trust received payments related to litigation that added to total returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	0.08%	2.21%	2.48%	11.57%	27.74%
Capital Appreciation Trust Series II2	–0.17%	1.99%	2.29%	10.37%	25.37%
Capital Appreciation Trust Series NAV[3]	0.12%	2.25%	2.52%	11.79%	28.27%
Russell 1000 Growth Index[4,5]	2.64%	2.50%	2.60%	13.14%	29.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher

4	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of its total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	15.9
Information Technology	11.5
Industrials	11.1
Consumer Staples	10.3
Health Care	10.2
Financials	9.7
Energy	9.3
Telecommunication Services	5.4
Utilities	3.1
Materials	1.1
Short-Term Investments & Other	12.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Capital Appreciation Value Trust Series I returned +3.13%, outperforming the +2.11% return of the S&P 500 Index.

Environment  ►  The portfolio recorded positive absolute returns in 2011, outpacing the all-equity S&P 500 Index as well as its Lipper and Morningstar benchmarks. The portfolio’s stock allocation outperformed the Russell 1000 Value Index by a wide margin. The bond segment was the best-performing asset class, though it trailed the Barclays Capital U.S. Aggregate Bond Index. Our convertibles holdings ended in negative territory but held up better than the relevant index. Our cash allocation remained essentially flat, as yields remain near 0%.

U.S. equity markets were very volatile in 2011, but ultimately little changed for the year. Investors oscillated between guarded optimism about U.S. economic prospects — often boosted by accommodative Federal Reserve policies or tax cuts — and concerns about tumultuous world events that included major political upheaval in North Africa and the Middle East, a devastating natural disaster in Japan, and the long-simmering European sovereign debt crisis. U.S. bonds produced strong results, driven by Treasury securities.

Our allocation to equities decreased slightly during the fourth quarter, as we trimmed positions in the wake of the stock rally. We sold select names in the cyclical sectors that did particularly well and added holdings from defensive sectors that were more attractively valued. A significant portion of our equity position is in covered call options, which provides downside risk protection. We also slightly lowered our exposure to convertibles. Though we still find convertibles appealing in more volatile sectors, securities that fit our investment process are increasingly scarce. By contrast, our fixed income and cash allocations both increased.

On the sector level, Information Technology was a major contributor. In Consumer Staples, our stock holdings also boosted results. Financials, on the other hand, hurt absolute performance, particularly in the diversified financials industry. Weak holdings here included a couple of large commercial banks.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	3.13%	—	—	2.91%	—	—	11.17%
Capital Appreciation Value Trust Series II (began 4/28/08)	2.88%	—	—	2.68%	—	—	10.24%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	3.09%	—	—	2.92%	—	—	11.19%
S&P 500 Index[2,3,5]	2.11%	—	—	–0.62%	—	—	–2.28%
Russell 1000 Growth Index[4,5]	2.64%	—	—	1.60%	—	—	6.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Prior to December 16, 2011, the Trust compared its performance to the Russell 1000 Growth Index. After this date, the Trust replaced the Russell 1000 Growth Index with the S&P 500 Index, which better reflects its investment strategy.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long term growth of capital. The Trust invests in other Trusts and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. The Trust may invest a substantial portion of its assets in the Core Allocation Plus Trust, a Trust of JHVIT, but is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below.

The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Equity	87.3
500 Index	11.7
Core Allocation Plus	59.8
International Index	8.7
Mid Cap Index	5.8
Small Cap Index	1.3
Fixed Income	12.7
Total Bond Market A	12.7

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Allocation Trust Series I total return was –1.49%, underperforming the –0.99% return of the Combined Index.

Environment  ►  Global markets had a difficult year. Roiled by the ongoing European debt crisis and the prospect of slower growth in emerging markets, the MSCI World Index lost –5.02%. Developed economies continued to struggle with slow growth, as concerns about renewed recession in Europe and Japan weighed on investors and provided an additional source of volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-Year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

The actively managed portion of the Trust — the 60% weighting in Core Allocation Plus Trust — underperformed its benchmark, largely due to its timing of cash holdings within the equity positions. Also detracting were weak stock selection in the Consumer Discretionary and Telecommunications sectors, as well as underweight positions in the Energy sector. On the positive side, the large underweight to the Financials sector and strong selection in the Health Care and Consumer Staples sectors added to results. The Trust’s index component contributed due to S&P 500 Index and Mid-Cap Index weightings, both of which fared better than the MSCI World Index. This was partially offset by holdings of the International Index, which underperformed the MSCI World Index.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. The corporate sector remains strong — profits are up, companies are flush with cash and manufacturing is bouncing back. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession in 2012. The potential negative impact on the U.S. is significant, especially if the eurozone debt crisis deteriorates. Slower-than-expected growth in China remains a threat as well. We believe that continuing with a balanced strategy founded on a range of diversified asset classes is an attractive approach in today’s environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Trust Series I (began 5/1/09)	–1.49%	—	—	11.48%	—	—	33.68%
Core Allocation Trust Series II (began 5/1/09)	–1.69%	—	—	11.24%	—	—	32.91%
Core Allocation Trust Series NAV[2]	–1.44%	—	—	11.49%	—	—	33.73%
MSCI World Index[3,6]	–5.02%	—	—	14.06%	—	—	42.11%
Barclays Capital U.S. Aggregate Bond Index[4,6]	7.84%	—	—	7.39%	—	—	20.99%
Combined Index[5,6]	–0.99%	—	—	12.42%	—	—	36.72%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 30, 2010 reflected Series NAV expenses, performance would be higher.

3	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Plus Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Evan S. Grace, Rick Wurster

INVESTMENT OBJECTIVE & POLICIES  ►  To seek total return, consisting of long-term capital appreciation and current income by investing in equity and fixed-income securities of issuers located within and outside the U.S. The Trust will allocate its assets between fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	13.0
Information Technology	12.5
Consumer Discretionary	11.9
Health Care	8.2
Industrials	7.6
Energy	7.3
U.S. Government Agency	7.2
Consumer Staples	5.4
U.S. Government	5.2
Utilities	3.0
Materials	2.8
Telecommunication Services	2.1
Municipal Bonds	1.1
Collateralized Mortgage Obligations	0.7
Foreign Government Obligations	0.4
Asset Backed Securities	0.3
Short-Term Investments & Other	11.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Allocation Plus Trust Series I total return was –2.31%, underperforming the –0.99% return of the Combined Index.

Environment  ►  Global equities moved higher during the year despite a high degree of volatility. During the first half, equities strengthened on continued momentum in the U.S. economic recovery. As the year progressed, equity markets plummeted amid rising risk aversion and concerns that the global economy could slip back into recession. Fears over sovereign debt and solvency troubles in the eurozone, slowing economic expansion in China and the U.S. and uncertainty about the sustainability of corporate earnings growth made the third quarter the worst for equities since 2008. Volatility was rampant and stock correlations spiked as investors shed risk and fled to safety. Equity markets surged in the final quarter. Solid corporate earnings reports, improving economic data and renewed hopes, for a solution to the eurozone crisis boosted investors enthusiasm for stocks. The Federal Reserve maintained an accommodative stance, vowing to keep interest rates low until at least the middle of 2013.

The Trust’s asset allocation drove underperformance, particularly due to international equity exposure. A slight underweight to equities and overweight to short-term fixed income detracted from relative performance. Both the underlying equity portfolio and the long-term fixed-income portfolio outperformed their respective benchmarks.

Within the portfolio’s global equity portion, strong security selection within the Consumer Staples, Health Care and Financials sectors contributed most to performance. This was partially offset by weak selection in Materials, Consumer Discretionary and Energy. An underweight to the Financials and Materials sectors contributed to relative performance, but this was partially offset by an underweight to Consumer Staples and Energy.

The Trust’s fixed-income allocation contributed to relative performance. Yield curve and duration positioning added most to relative results. The portfolio also benefited from an allocation to commercial mortgage-backed securities, as well as an allocation to U.S. TIPS. Partially offsetting results, however, was our mortgage-backed securities allocation. Investment-grade credit also detracted from relative performance due to an overweight to and security selection within Financials.

Derivatives are an important part of the Trust’s investment process. During the period, the portfolio held index futures, call options, currency forwards, credit default swaps and bond futures. When viewed in isolation, these derivative positions detracted from performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Plus Trust Series I (began 1/2/08)	–2.31%	—	—	–1.91%	—	—	–7.42%
Core Allocation Plus Trust Series II (began 1/2/08)	–2.52%	—	—	–2.09%	—	—	–8.10%
Core Allocation Plus Trust Series NAV (began 1/2/08)	–2.26%	—	—	–1.86%	—	—	–7.22%
MSCI World Index[2,5]	–5.02%	—	—	–4.47%	—	—	–16.73%
Barclays Capital U.S. Aggregate Bond Index[3,5]	7.84%	—	—	6.38%	—	—	28.09%
Combined Index[4,5]	–0.99%	—	—	–0.81%	—	—	–3.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Disciplined Diversification Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in the Disciplined Diversification Trust, a Trust of JHVIT but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Equity	88.0
500 Index	12.4
Disciplined Diversification	60.0
International Index	12.0
Mid Cap Index	1.7
Small Cap Index	1.8
Fixed Income	12.0
Total Bond Market A	12.0

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Disciplined Diversification Trust Series II total return was –1.97%, underperforming the –0.99% return of the Combined Index.

Environment  ►  Global markets had a difficult year. Roiled by the ongoing European debt crisis and the prospect of slower growth in emerging markets, the MSCI World Index lost –5.02%. Developed economies continued to struggle with slow growth, as concerns about renewed recession in Europe and Japan weighed on investors and provided an additional source of volatility. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

The Trust’s equity exposure was the largest detractor. The biggest single detractor was the Disciplined Diversification Trust, which was hurt relative to its index due to the fund’s emphasis on small-cap stocks. The emerging markets sector was a detractor from an asset allocation perspective, as weightings in countries like Brazil and India hurt. This was partially offset by positive contributions from underweight positions in Japan, Germany and France.

The Trust’s fixed-income portion added value, helped by its holdings in the government sector. The Trust’s index component contributed due to S&P 500 Index and Mid-Cap Index weightings, both of which fared better than the MSCI World Index.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. The corporate sector remains strong — profits are up, companies are flush with cash and manufacturing is bouncing back. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession in 2012. The potential negative impact on the U.S. is significant, especially if the eurozone debt crisis deteriorates. Slower-than-expected growth in China remains a threat as well. We believe that continuing with a balanced strategy founded on a range of diversified asset classes is an attractive approach in today’s environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Disciplined Diversification Trust Series II (began 5/1/09)	–1.97%	—	—	12.66%	—	—	37.50%
Core Disciplined Diversification Trust Series NAV[2]	–1.78%	—	—	12.84%	—	—	38.09%
MSCI World Index[3,6]	–5.02%	—	—	14.06%	—	—	42.11%
Barclays Capital U.S. Aggregate Bond Index[4,6]	7.84%	—	—	7.39%	—	—	20.99%
Combined Index[5,6]	–0.99%	—	—	12.42%	—	—	36.72%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 30, 2010 reflected Series NAV expenses, performance would be higher.

3	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Fundamental Holdings Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Equity	24.0
500 Index	18.8
International Index	5.2
Fixed Income	16.0
Total Bond Market A	16.0
American Funds Insurance Series
Equity	36.0
American Blue Chip & Income Growth	7.0
American Growth Fund	7.1
American Growth-Income Fund	14.1
American International Fund	7.8
Fixed Income	24.0
American U.S. Government	24.0

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Fundamental Holdings Trust Series II returned +0.52%, underperforming the +4.69% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Middle East unrest dubbed “Arab Spring” seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, weightings to international large-cap stocks had a large negative contribution, and asset allocation overall detracted, relative to the index. However, the Trust’s diversification proved to be a strong point as its passive exposure to the broad U.S. market and the international markets contributed to performance.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including those in the Trust. American Growth Trust, for example, was hurt by poor selection in the Energy, Information Technology and Materials sectors, while American Growth-Income Trust lagged due to poor selection in the Information Technology, Consumer Discretionary and Health Care sectors, along with exposure to Western Europe.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Fundamental Holdings Trust Series I2	0.78%	—	—	10.87%	—	—	31.73%
Core Fundamental Holdings Trust Series II (began 5/1/09)	0.52%	—	—	10.71%	—	—	31.22%
Core Fundamental Holdings Trust Series III (began 5/1/09)	0.99%	—	—	11.16%	—	—	32.67%
S&P 500 Index[3,6]	2.11%	—	—	17.08%	—	—	52.39%
Barclays Capital U.S. Aggregate Bond Index[4,6]	7.84%	—	—	7.39%	—	—	20.99%
Combined Index[5,6]	4.69%	—	—	13.50%	—	—	40.25%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 30, 2010 reflected Series I expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Global Diversification Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases NAV Class shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Equity	25.9
500 Index	9.0
International Index	16.9
Fixed Income	14.1
Total Bond Market A	14.1
American Funds Insurance Series
Equity	38.9
American Global Growth Fund	17.2
American Growth-Income Fund	5.0
American International Fund	16.7
Fixed Income	21.1
American U.S. Government Fund	21.1

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Global Diversification Trust Series II total return was –3.75%, underperforming the –0.34% return of the Combined Index.

Environment  ►  Global markets had a difficult year. Roiled by the ongoing European debt crisis and the prospect of slower growth in emerging markets, the MSCI World Index lost –5.02%. Developed economies continued to struggle with slow growth, as concerns about renewed recession in Europe and Japan weighed on investors and provided an additional source of volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including those in the Trust. American Growth Trust, for example, was hurt by poor selection in the Energy, Information Technology and Materials sectors, while American Growth-Income Trust lagged due to poor selection in the Information Technology, Consumer Discretionary and Health Care sectors, and exposure to Western Europe, relative to the Russell 1000 Index. However, the Trust’s diversification proved to be a strong point as its passive exposure to the broad U.S. market and the international markets contributed to performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Global Diversification Trust Series I2	–3.56%	—	—	9.97%	—	—	28.89%
Core Global Diversification Trust Series II (began 5/1/09)	–3.75%	—	—	9.83%	—	—	28.47%
Core Global Diversification Trust Series III (began 5/1/09)	–3.36%	—	—	10.26%	—	—	29.82%
MSCI World Index[3,6]	–5.02%	—	—	14.06%	—	—	42.11%
Barclays Capital U.S. Aggregate Bond Index[4,6]	7.84%	—	—	7.39%	—	—	20.99%
Combined Index[5,6]	–0.34%	—	—	12.12%	—	—	35.74%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 30, 2010 reflected Series I expenses, performance would be higher.

3	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Disciplined Diversification Trust

Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation and current income. Under normal market conditions, the Trust invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets. Equity securities will include securities of small, medium, and large size companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	19.6
Financials	11.6
U.S. Government	9.3
Information Technology	9.1
Industrials	8.9
Consumer Discretionary	8.8
Energy	8.0
Consumer Staples	6.8
Health Care	6.7
Materials	5.4
Utilities	2.7
Telecommunication Services	2.6
Short-Term Investments & Other	0.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Disciplined Diversification Trust Series I total return was –2.09%, underperforming the –0.99% return of the Combined Index.

Environment  ►  Led by the excellent performance of U.S. stocks, global equity markets posted strong returns in the fourth quarter. Those returns, however, were not sufficient to overcome a dismal third quarter as most markets had negative annual returns. The year was also characterized by a sharp increase in volatility, which in part reflected the uncertainty about Europe’s ability to solve its sovereign debt problems and mixed economic data in the U.S. and in other developed countries.

In the Trust’s equity component, an overweight to value stocks and small-cap stocks was the primary driver of underperformance relative to the benchmark. During the year, deep value stocks underperformed all other value/growth segments, while small-cap stocks significantly underperformed large caps. The exclusion of REITs and a smaller allocation than the index to Consumer Staples detracted. The portfolio’s composition of Information Technology and Energy stocks underperformed those in the benchmark, also hurting relative performance. The allocation to emerging markets detracted as emerging markets generally underperformed for the year. A larger allocation to U.S. stocks helped, as did a smaller allocation to Continental Europe. However, composition differences in both the U.S. and Continental Europe detracted. The Trust’s allocations to countries and sectors are a result of our portfolio construction process.

The fixed-income portion outperformed its benchmark. While the Trust holds only U.S. government securities, the benchmark has significant allocations to corporate bonds and mortgage-backed securities. The primary reason for the fixed-income component’s outperformance was composition within the government sector. While the Trust took duration risk similar to that of the government portion of the benchmark, it did not purchase securities with less than five years or more than 15 years to maturity. The Trust’s duration and the benchmark’s government subset were stable in the first half of 2011 at approximately five years but increased to 5.56 years by year end.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Disciplined Diversification Trust Series I (began 4/28/08)	–2.09%	—	—	0.51%	—	—	1.88%
Disciplined Diversification Trust Series II (began 4/28/08)	–2.29%	—	—	0.31%	—	—	1.15%
Disciplined Diversification Trust Series NAV (began 4/28/08)	–2.04%	—	—	0.56%	—	—	2.09%
MSCI World Index[2,5]	–5.02%	—	—	–3.85%	—	—	–13.46%
Barclays Capital U.S. Aggregate Bond Index[3,5]	7.84%	—	—	6.62%	—	—	26.61%
Combined Index[4,5]	–0.99%	—	—	–0.28%	—	—	–1.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Emerging Markets Value Trust

Subadviser: Dimensional Fund Advisors, LP
Portfolio Managers: Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadviser.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	34.3
Energy	16.1
Materials	15.2
Industrials	10.7
Information Technology	7.1
Consumer Discretionary	6.5
Consumer Staples	5.2
Telecommunication Services	2.5
Utilities	1.5
Health Care	0.3
Short-Term Investments & Other	0.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Emerging Markets Value Trust Series NAV total return was –27.02%, underperforming the –18.17% return of the MSCI Emerging Markets Index.

Environment  ►  After a flat first half of the year, emerging markets had a dismal third quarter in which they lost nearly 23%. Markets rebounded marginally over the fourth quarter and finished the year down more than 18% as measured by the MSCI Emerging Markets Index. As in developed markets, there was a large range in the performance of different emerging markets. For instance, the difference between the best performing emerging market, Indonesia, and the worst performing market (as measured by the MSCI Emerging Markets Index), Egypt, was almost 53% (6.0% versus –46.9%). Emerging Africa was the best performing region, while emerging Europe was the worst performer. The U.S. dollar appreciated sharply against most emerging-market currencies, including the Indian rupee and the Brazilian real, which had a negative impact on the dollar-denominated returns of emerging-market equities.

The Trust’s underperformance relative to the Index during the year was driven primarily by its greater emphasis on deep value stocks and exposure to small-cap stocks. Deep value stocks underperformed during the period, which hurt relative performance when measured against a style-neutral benchmark. With small-cap stocks underperforming large-cap stocks during the year, the Trust suffered by having a market-wide allocation, including small-cap stocks, when compared to the Index’s composition of large- and mid-cap stocks. A smaller allocation to Telecommunications Services and larger allocations to Financials and Industrials also detracted from relative performance. In addition, composition differences in Consumer Discretionary, Information Technology and Materials also had a negative impact on relative performance. Country allocation differences had little impact, while the composition of stocks in South Korea, Brazil and Taiwan underperformed those in the benchmark. The Trust’s allocations to countries and sectors are a result of our portfolio construction process.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	–27.06%	—	—	0.86%	—	—	4.09%
Emerging Markets Value Trust Series NAV (began 5/1/07)	–27.02%	—	—	0.91%	—	—	4.30%
MSCI Emerging Markets Index[2,3]	–18.17%	—	—	1.40%	—	—	6.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Equity-Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  ►  To seek substantial dividend income and also long-term growth of capital. The Trust invests at least 80% of its total (plus any borrowings for investment purposes) assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	18.0
Energy	13.4
Consumer Discretionary	12.9
Industrials	12.9
Consumer Staples	7.8
Utilities	7.6
Health Care	7.2
Information Technology	7.0
Materials	5.8
Telecommunication Services	4.2
Short-Term Investments & Other	3.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Equity-Income Trust Series I total return was –0.81%, underperforming the +0.39% return of the Russell 1000 Value Index.

Environment  ►  Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed on encouraging economic news. Stocks started falling in May, however, as the U.S. and European economies weakened. Volatility and selling pressure increased after Standard & Poor’s downgraded the U.S. government’s long-term sovereign credit rating in early August. Shares bottomed in early October, then rallied sharply. As measured by various Russell indexes, growth stocks outperformed value stocks among large- and small-cap names; in the mid-cap space, value stocks held up marginally better than growth.

Within the large-cap value universe, there was a wide deviation in sector returns. Traditionally defensive sectors, such as Utilities, Health Care and Consumer Staples, significantly outpaced the broader market as represented by the Russell 1000 Value Index. Financials was by far the weakest sector in the index, while Materials also lagged the broader market.

The Information Technology sector detracted from relative results due mainly to stock selection. The Health Care sector was also a relative detractor due to our underweight position in this strong performing sector. As market volatility persisted, investors moved away from risky assets toward more defensive sector positions. The Industrials sector also detracted from relative results due to stock selection.

At the other end of the spectrum, the Financials sector was the largest contributor to relative performance due to our underweight position in the index’s weakest performing sector as well as positive stock selection. Investors remained concerned about Financials due to concerns about the economic recovery, the downgrade of the U.S. debt rating and the European sovereign debt crisis. Stock selection in the Utilities sector also provided a boost to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	–0.81%	–1.02%	3.92%	–4.99%	46.92%
Equity-Income Trust Series II2	–1.01%	–1.22%	3.73%	–5.95%	44.28%
Equity-Income Trust Series NAV[3]	–0.76%	–0.97%	3.96%	–4.75%	47.42%
Russell 1000 Value Index[4,5]	0.39%	–2.64%	3.89%	–12.50%	46.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Financial Services Trust

Subadviser: Davis Selected Advisors, L.P.
Portfolio Managers: Kenneth Charles Feinberg, Charles Cavanaugh

INVESTMENT OBJECTIVE & POLICIES  ►  To seek growth of capital. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	86.1
Information Technology	4.3
Consumer Staples	2.7
Energy	2.3
Consumer Discretionary	1.6
Materials	0.2
Short-Term Investments & Other	2.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Financial Services Trust Series I total return was –9.51%, outperforming the –14.20% return of the Lipper Financial Services Index.

Environment  ►  The Trust’s Financial sector holdings outperformed those of the S&P 500 Index. However, they underperformed the index as a whole. The portfolio had a limited amount of assets invested in other sectors. Of the principal non-financial holdings, Materials and Energy companies detracted from absolute performance while Information Technology and Industrial companies improved it.

The Trust’s insurance companies were important contributors to performance. The Trust’s insurance companies outperformed the corresponding industry group within the index but a larger weighting in this weaker performing sector somewhat offset our relative strength within this group.

The Trust had more of its assets invested in diversified financial companies than in any other industry group. The Trust’s diversified financials outperformed the corresponding industry group within the index but being overweighted in this weaker performing industry group hurt relative performance.

Our banking holdings underperformed the corresponding industry group within the Index.

The Trust ended the year with sizable assets invested in foreign companies (including American Depositary Receipts). As a whole, these companies underperformed the Trust’s domestic holdings.

We continue to believe that long-term demographics favor financial services companies. Our investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Financial Services Trust Series I	–9.51%	–5.82%	1.94%	–25.92%	21.23%
Financial Services Trust Series II2	–9.66%	–6.01%	1.75%	–26.65%	18.92%
Financial Services Trust Series NAV[3]	–9.39%	–5.77%	1.98%	–25.69%	21.64%
S&P 500 Index[4,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Lipper Financial Services Index[5,6]	–14.20%	–12.36%	–1.73%	–48.30%	–15.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Franklin Templeton Founding Allocation Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. The Trust currently invests primarily in three JHVIT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Conservative Allocation	33.6
Large Value	33.5
International	32.9

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Franklin Templeton Founding Allocation Trust Series II total return was –1.71%, underperforming the +4.08% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Middle East unrest dubbed “Arab Spring” seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example,international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including those in the Trust. For example, Mutual Shares Trust was hurt by poor selection in the Information Technology and Industrial sectors, and its exposure to Western Europe. Income Trust lagged due to poor selection and overweight positions among Industrial issuers also detracted. However, Global Trust was a bright spot, outperforming its benchmark, helped by its overweight position and stock selection in the Health Care sector, and strong selection in Western Europe.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Franklin Templeton Founding Allocation Trust Series I2	–1.41%	—	—	–2.32%	—	—	–10.37%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	–1.71%	—	—	–2.48%	—	—	–11.09%
Franklin Templeton Founding Allocation Trust Series NAV[3]	–1.46%	—	—	–2.30%	—	—	–10.28%
S&P 500 Index[4,7]	2.11%	—	—	–1.32%	—	—	–6.03%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	—	—	6.51%	—	—	34.26%
Combined Index[6,7]	4.08%	—	—	1.38%	—	—	6.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% Standard & Poor’s 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental All Cap Core Trust

(formerly, Optimized All Cap Trust)
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	27.8
Consumer Discretionary	19.4
Financials	16.7
Health Care	10.8
Industrials	10.1
Energy	8.3
Consumer Staples	3.7
Materials	1.9
Net Other Assets & Liabilities	1.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Fundamental All Cap Core Trust Series I total return was –2.16%, underperforming the +1.03% return of the Russell 3000 Index.

Environment  ►  Stocks rallied in early 2011, propelled by signs of economic improvement, favorable corporate earnings reports and renewed investor confidence. In the spring, energy prices rose dramatically, but stocks continued their climb. From May through September, however, equities fell sharply, as fears of a double-dip recession resurfaced and Europe’s sovereign debt crisis accelerated. In the U.S., the federal deficit and debt downgrade further pressured returns. The Russell 3000 Index, a broad measure of stock performance, bottomed on October 3, having fallen more than 21% from its April 29 peak. Although volatility continued, stocks rallied in the fourth quarter, as cheap valuations, encouraging news in Europe and a stabilizing U.S. economy attracted investors. The Russell 3000 Index closed the year up 1.03%. More broadly, defensive sectors beat economically sensitive ones, large caps outpaced small caps, and growth led value.

We focused on buying shares of financially sound companies with competitive advantages and substantial cash flow when they were selling at a significant discount to our estimate of their intrinsic value. We believe these types of stocks offer both a margin of safety and solid upside.

Stock selection in the Consumer Discretionary and Technology sectors benefited returns for the year, as did an underweighting of the Materials sector. In Consumer Discretionary, a clothing retailer with strong brand recognition gained traction on news of the company’s acquisition. Shares of a major network broadcasting company also benefited performance. In Health Care, shares of a biotechnology giant climbed, as the company increased dividends and bought back stock. In Financials, an overweight in a credit rating and research provider aided relative performance as the company raised guidance for fiscal year 2011. The company is benefiting from increased debt issuance and an improving global economy.

Security selection in the Financials and Energy sectors detracted from relative performance. In Financials, disappointments included a diversified financial services company whose stock price was pressured by fallout from the mortgage crisis and slow loan growth. Shares of an investment bank were hurt by market volatility and new financial regulations. In Energy, stocks slid even more than oil and gas prices, which retreated following last spring’s unrest in the Middle East. Concerns about a global economic slowdown further pressured the sector.

The Trust received proceeds from litigation that favorably affected total return.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental All Cap Core Trust Series I (began 5/5/03)	–2.16%	–2.40%	—	5.46%	–11.44%	—	58.42%
Fundamental All Cap Core Trust Series II (began 5/5/03)	–2.44%	–2.60%	—	5.25%	–12.33%	—	55.70%
Fundamental All Cap Core Trust Series NAV[2]	–2.17%	–2.35%	—	5.53%	–11.23%	—	59.39%
Russell 3000 Index[3,4]	1.03%	–0.01%	—	6.28%	–0.07%	—	69.44%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Holdings Trust

(formerly, American Fundamental Holdings Trust)
Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. The Trust invests primarily in other JHVIT funds, funds of the American Funds Insurance Series and other investment companies (collectively, “Underlying Funds”) and may invest in other types of investments as described below. When purchasing shares of the American Funds Insurance Series, the fund purchases only Class 1 shares (which are not subject to Rule 12b-1 fees). When purchasing shares of other JHVIT funds, the fund purchases only NAV shares (which are not subject to Rule 12b-1 fees). The Trust may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Fixed Income	1.3
Bond	1.3
American Funds Insurance Series
Equity	59.2
American Growth Fund	23.3
American Growth-Income Fund	23.8
American International	12.1
Fixed Income	39.5
American Bond Fund	39.5

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Fundamental Holdings Trust Series II total return was –1.20%, underperforming the +4.39% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Middle East unrest dubbed “Arab Spring” seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, weightings to international large-cap stocks had a large negative contribution, and asset allocation overall detracted, relative to the index.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including those in the Trust. American Growth Trust was hurt by poor selection in the Energy, Information Technology and Materials sectors, while American Growth-Income Trust lagged due to poor selection in Information Technology, Consumer Discretionary and Health Care sectors, and exposure to Western Europe. American International Trust was hurt by its overweight to India, and its selections in the Telecommunications, Energy and Industrials sectors. The Trust’s fixed income portion, American Bond Trust, underperformed due to weak selection in the corporate and government-related sectors and was removed from the portfolio prior to the end of the period.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental Holdings Trust Series I (began 10/31/07)	–1.05%	—	—	–1.78%	—	—	–7.21%
Fundamental Holdings Trust Series II (began 10/31/07)	–1.20%	—	—	–1.91%	—	—	–7.73%
Fundamental Holdings Trust Series III (began 10/31/07)	–0.70%	—	—	–1.43%	—	—	–5.82%
S&P 500 Index[2,5]	2.11%	—	—	–2.46%	—	—	–9.85%
Barclays Capital U.S. Aggregate Bond Index[3,5]	7.84%	—	—	6.54%	—	—	30.24%
Combined Index[4,5]	4.39%	—	—	1.08%	—	—	4.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% Standard & Poor’s 500 Index and 35% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Large Cap Value Trust

(formerly, Optimized Value Trust)
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of March 31, 2011, the lowest market capitalization in this group was $9.85 billion. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	23.5
Consumer Discretionary	18.2
Health Care	13.2
Industrials	12.0
Information Technology	11.7
Energy	11.4
Consumer Staples	6.9
Utilities	1.1
Short-Term Investments & Other	2.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Fundamental Large Cap Value Trust Series I returned +1.75%, outperforming the +0.39% return of the Russell 1000 Value Index.

Environment  ►  Stocks rallied in early 2011, propelled by signs of economic improvement, favorable corporate earnings reports and renewed investor confidence. In the spring, energy prices rose dramatically, but the market continued its climb. From May through September, however, stocks fell sharply, as fears of a double-dip recession resurfaced and Europe’s sovereign debt crisis accelerated. In the U.S., the federal deficit and debt downgrade further pressured returns. The S&P 500 Index fell more than 18% from its April 29 peak to October 3 bottom. Although volatility continued, stocks rallied in the fourth quarter, as cheap valuations, encouraging news in Europe and a stabilizing U.S. economy attracted investors. The S&P 500 Index closed the year up 2.11%, with defensive sectors posting the strongest gains. Large-cap stocks beat small caps, while value lagged growth.

The Trust outpaced the Russell 1000 Value Index for the year. Stock selection was the key driver of outperformance, a lot of which came in the fourth quarter. We focused on buying financially sound, large-cap companies with competitive advantages and substantial cash flow whose stocks were selling at a significant discount to estimated intrinsic value. Security selection in the Consumer Discretionary, Information Technology and Energy sectors helped relative performance. An overweight in Health Care and underweight in Financials also contributed.

The Trust lost the most ground from an underweight in Utilities, which was the best performing sector in the index. Stock selection in Industrials and an underweight in Telecommunications Services also nicked performance.

Although our focus is on bottom-up stock picking, we think stocks could benefit from an improved macroeconomic outlook, including more stability in Europe, as well as reduced recession fears and continued low interest rates in the U.S. The Trust stands to gain as investors re-focus on corporate fundamentals, including the strong balance sheets and good cash flows we look for. Going forward, we expect to take advantage of market volatility that creates attractive entry points for stocks that meet our investment criteria. The Trust closed the year with a slightly lower market-cap bias than the Russell 1000 Value Index and a sizable overweight in Consumer Discretionary.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental Large Cap Value I (began 5/3/04)	1.75%	–4.31%	—	2.90%	–19.77%	—	24.50%
Fundamental Large Cap Value II (began 5/3/04)	1.63%	–4.50%	—	2.70%	–20.55%	—	22.66%
Fundamental Large Cap Value NAV[2]	1.90%	–4.26%	—	2.96%	–19.55%	—	25.08%
Russell 1000 Value Index[3,4]	0.39%	–2.64%	—	3.64%	–12.50%	—	31.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Value Trust

Subadviser: Davis Selected Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  ►  To seek growth of capital. The Trust invests primarily in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	31.4
Consumer Staples	17.7
Energy	12.4
Health Care	10.2
Information Technology	7.5
Consumer Discretionary	7.3
Industrials	5.4
Materials	5.4
Telecommunication Services	0.2
Short-Term & Investments Other	2.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Fundamental Value Trust Series I total return was –3.78%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  While the S&P 500 Index increased little over the year, individual sectors increased by as much as 20% (Utilities) or decreased by up to 17% (Financials). The strongest sectors in the index for the year were Utilities, Consumer Staples and Health Care. The weakest sectors over the year were Financials, Materials and Industrials.

Materials companies were the biggest detractor from performance on an absolute basis and the second largest detractor from performance relative to the index. The Trust’s Materials holdings underperformed their benchmark sector and had a higher relative average weighting in this weaker performing sector.

The Trust had more invested in Financials stocks than in any other sector and they were the second largest detractor from absolute performance. Our Financials holdings outperformed their benchmark sector. However, relative performance was harmed by a higher relative average weighting in this weaker performing sector.

Energy companies were significant detractors from performance on both an absolute and relative basis. The Trust’s Energy holdings significantly lagged the corresponding sector within the index and had a slightly higher relative average weighting. Consumer Staples companies made important contributions to performance on both an absolute and relative basis. Our Consumer Staples stocks outpaced the corresponding benchmark sector and also benefited by having a higher relative average weighting in this stronger performing sector. The Trust held approximately 18% of its assets in foreign companies (including American Depositary Receipts) at December 31, 2011. Overall, these companies trailed our domestic holdings.

Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Trust’s investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus on the future, considering each company’s long-term business fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Fundamental Value Trust Series I	–3.78%	–1.97%	3.22%	–9.46%	37.25%
Fundamental Value Trust Series II2	–3.99%	–2.15%	3.02%	–10.31%	34.63%
Fundamental Value Trust Series NAV[3]	–3.74%	–1.91%	3.26%	–9.19%	37.78%
S&P 500 Index[4,5]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Trust

Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Norm Boersma, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	17.8
Health Care	16.5
Information Technology	14.2
Consumer Discretionary	13.2
Energy	11.0
Industrials	11.0
Telecommunication Services	9.3
Materials	2.6
Consumer Staples	2.4
Short-Term Investments & Other	2.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Global Trust Series I total return was –6.00%, underperforming the –5.02% return of the MSCI World Index.

Environment  ►  Global stocks declined in 2011, notably among economically sensitive sectors amid concerns about sovereign debt strains and slowing global economic growth. Within the Trust, an overweighted allocation and stock selection in Health Care, often considered traditionally defensive, delivered some of the best relative and absolute returns, with strong contributions from pharmaceuticals. For the 12-month period, pharmaceuticals represented four of the portfolio’s top 10 performers.

Although an underweighted exposure in Materials aided relative performance during a period of commodity price weakness, stock selection and our avoidance of what we believed to be expensive metals and mining companies were the main reasons for this sector’s positive effect. Stock selection also helped Consumer Discretionary holdings outperform, as consumer spending held up in an environment we believe was characterized by economic pessimism.

Among detractors, Financials and Industrials hurt the portfolio’s absolute and relative performance most, largely on account of stock-specific weakness. For the year, Financials represented six of the bottom 10 performers. We believe Europe’s sovereign debt crisis caused excessive collateral damage, and the severe downgrades experienced by some well-capitalized Asian and European Financials firms seemed to us fundamentally unwarranted from a long-term view.

Capital spending, however, proved less resilient, pressuring the portfolio’s Industrials holdings. In our opinion, industrial conglomerates were penalized for challenges in their domestic economies, resulting in depressed valuations that understated such companies’ long-term future earnings potential. We believe many of our Industrials holdings are focusing capital allocation on high-return global prospects. Our considerable underweighting in the popular Consumer Staples sector also weighed on results. Consumer Staples valuations were higher than the broader market on average. We believed this was unjustified given the potential impact on operating and profit margins from growing competitive pressures and volatile input prices. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Stock selection in North America helped relative performance. However, overweighting in Europe and underweighting in North America weighed on relative results. In Asia, an underweight to underperforming Japan lifted relative performance, while stock selection in Japan hindered returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	–6.00%	–4.00%	2.54%	–18.48%	28.50%
Global Trust Series II2	–6.22%	–4.20%	2.36%	–19.31%	26.22%
Global Trust Series NAV[3]	–5.95%	–3.95%	2.57%	–18.26%	28.94%
MSCI World Index[4,5]	–5.02%	–1.82%	4.15%	–8.76%	50.22%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Diversification Trust

(formerly, American Global Diversification Trust)
Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. The Trust invests primarily in other JHVIT funds, funds of the American Funds Insurance Series and other investment companies (collectively, “Underlying Funds”) and may invest in other types of investments as described below. The Trust intends to invest, under normal circumstances, a portion of its assets in foreign securities or in funds that invest primarily in foreign securities. When purchasing shares of the American Funds Insurance Series, the fund purchases only Class 1 shares (which are not subject to Rule 12b-1 fees). When purchasing shares of other JHVIT funds, the fund only purchases NAV shares (which are not subject to Rule 12b-1 fees). The Trust may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Underlying Funds*	% of Total
Affiliated Investment Companies
Fixed Income	0.9
Bond	0.9
American Funds Insurance Series
Equity	64.4
American Global Growth Fund	40.6
American Global Small Capitalization Fund	14.3
American New World Fund	9.5
Fixed Income	34.7
American Bond Fund	26.9
American High-Income Bond Fund	7.8

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Global Diversification Trust Series II total return was –6.54%, underperforming the –0.34% return of the Combined Index.

Environment  ►  Global markets had a difficult year. Roiled by the ongoing European debt crisis and the prospect of slower growth in emerging markets, the MSCI World Index lost –5.02%. Developed economies continued to struggle with slow growth, as concerns about renewed recession in Europe and Japan weighed on investors and provided an additional source of volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked to either of the broad equity or fixed income indexes. As a result, most diversifying sectors that typically help performance were detractors this year. For example, allocations to emerging-market stocks, world small-cap stocks and high-yield bonds had large negative contributions, and asset allocation overall was a detractor from performance relative to the Trust’s blended benchmark.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, and the underlying funds overall detracted from performance. American Global Growth Trust was hurt by its underweight and weak selection in U.S. stocks. American Global Small Capitalization Trust lagged due to poor selection in U.S. and several international regions. American Bond Trust trailed due to weak selection in the corporate and government-related sectors and was removed from the portfolio prior to the end of the period. American High-Income Bond Trust was hurt by its exposure to below-investment-grade debt. American New World Trust, the Trust’s emerging-market fund, was a bright spot, helped by its underweight position and good selection in the Financials sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Global Diversification Trust Series I (began 10/31/07)	–6.49%	—	—	–2.31%	—	—	–9.28%
Global Diversification Trust Series II (began 10/31/07)	–6.54%	—	—	–2.44%	—	—	–9.79%
Global Diversification Trust Series III (began 10/31/07)	–6.05%	—	—	–1.95%	—	—	–7.89%
MSCI World Index[2,5]	–5.02%	—	—	–5.27%	—	—	–20.21%
Barclays Capital U.S. Aggregate Bond Index[3,5]	7.84%	—	—	6.54%	—	—	30.24%
Combined Index[4,5]	–0.34%	—	—	–0.74%	—	—	–3.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Growth Equity Trust

Subadviser: Rainier Investment Management, Inc.
Portfolio Managers: Mark Dawson, Daniel Brewer, Mark Broughton, Stacie Cowell, Andrea Durbin, James Margard,
Peter Musser

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to maximize long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization growth companies traded in the U.S. These include some of the fastest-growing companies in the U.S. The term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	32.1
Consumer Discretionary	12.6
Health Care	12.5
Industrials	10.4
Energy	9.5
Consumer Staples	8.1
Financials	6.7
Materials	6.2
Utilities	0.7
Short-Term Investments and Other	1.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Growth Equity Trust Series NAV returned –3.86%, underperforming the +2.64% return of the Russell 1000 Growth Index.

Environment  ►  The portfolio lagged the Russell 1000 Growth Index for the year. Our stock selection was contrary to what the market favored and we missed opportunities in some large companies. Large-capitalization stocks with high dividend yields had high returns in 2011. Positive earnings surprise and upward estimate revision — factors with a much stronger emphasis in our investment approach — were out of favor.

Information Technology shares were among the biggest detractors in the portfolio, which was hurt by not owning a large blue chip technology firm whose fundamentals were better than we expected. On the positive side, a wirelessinfrastructure provider benefited from the continued build-out of the wireless telecommunications network and a popular consumer electronics maker continued to thrive with a compelling product line.

Energy shares were laggards. Not owning a major energy firm that gained was the single most costly decision for the year. Among the positive performers in Energy was an exploration and production company with promising new fields in the Rocky Mountains, the Eastern Mediterranean and Equatorial Guinea.

Another major area where the portfolio lagged in 2011 was Industrials. Although we cut the exposure to this sector during the year by selling stocks that we viewed as vulnerable to a global slowdown, weakness in these positions prior to selling and other holdings that we havemaintained weighed on performance results. By far, the best stock in this sector for the year was an aerospace firm.

While three of the four worst performing sectors in the fourth quarter were defensive ones, these same sectors were leading performers for the full year. The defensive nature of Consumer Staples, Utilities and Health Care gave them a lead when a swell of angst developed related to European sovereign debt fears and emerging world growth deceleration, political gridlock in Washington and the S&P downgrade of U.S. sovereign debt. As challenging as U.S. equity markets proved to be, they were much better than other global markets for the year. The MSCI Emerging Markets Index was down almost 20%, and most developed markets were off more than 10% in 2011.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Growth Equity Trust Series NAV (began 4/28/08)	–3.86%	—	—	–3.12%	—	—	–11.00%
Russell 1000 Growth Index[2,3]	2.64%	—	—	1.61%	—	—	6.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Health Sciences Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term capital appreciation. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Industry Weighting*	% of Total
Biotechnology	36.1
Health Care Providers & Services	21.4
Pharmaceuticals	17.4
Health Care Equipment & Supplies	15.7
Health Care Technology	4.6
Life Sciences Tools & Services	2.7
Food & Staples Retailing	1.0
Chemicals	0.8
Software	0.8
IT Services	0.4
Professional Services	0.3
Short-Term Investments and Other	(1.2)

*	Industries as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Health Sciences Trust Series I returned +10.57%, outperforming the +9.30% return of the Lipper Health/Biotechnology Index.

Environment  ►  U.S. stocks were largely flat, with the S&P 500 Index experiencing significant volatility before ending up barely above where it started for the year. The Lipper index posted strong returns, with some industries performing much better than others. Pharmaceuticals and biotechnology were standout performers, while life sciences lagged notably.

A strategic underweight in the life sciences sector, coupled with favorable stock selection, drove relative performance. A worldwide provider of agricultural products for farmers saw its shares continue to rebound following strong reported results for the 2010 harvest. Shares of a biopharmaceutical company rose due to the release of favorable trial data for a key prostate cancer treatment.

Stock choices in biotechnology also contributed significantly to the portfolio’s relative outperformance. One biopharmaceutical gained from growing optimism that drugs it developed to treat hepatitis C are safe and effective. And another biopharmaceutical’s drug, which treats a potentially life-threatening blood disease, continued to boost revenues, especially in Japan and Australia. We maintain a large allocation to this sector, reflecting an overall focus on companies that produce medicines that prevent disease, relieve symptoms and provide cures.

Pharmaceuticals impeded relative returns due to stock selection. Our decision not to hold two companies that performed strongly for the year held back performance relative to the benchmark. The portfolio remains slightly underweight the benchmark in this group, and we intend to closely monitor which companies’ pipelines have the best chance of bringing successful drugs to market over the next few years.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	10.57%	6.82%	6.85%	39.09%	94.05%
Health Sciences Trust Series II2	10.39%	6.61%	6.66%	37.75%	90.57%
Health Sciences Trust Series NAV[3]	10.66%	6.89%	6.89%	39.52%	94.76%
S&P 500 Index[4,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Lipper Health/Biotechnology Index[5,6]	9.30%	4.97%	4.83%	27.48%	60.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Heritage Trust

Subadviser: American Century Investment Management Inc.
Portfolio Managers: David Hollond, Greg Walsh

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital growth. Under normal market conditions, the Trust invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the Trust may purchase other types of securities as well.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.2
Consumer Discretionary	18.8
Industrials	14.7
Health Care	13.7
Energy	10.8
Consumer Staples	7.8
Materials	6.5
Financials	5.2
Telecommunication Services	1.4
Utilities	0.6
Short-Term Investments & Other	1.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, Heritage Trust Series NAV total return was –6.54% underperforming the –1.65% return of the Russell Midcap Growth Index.

Environment  ►  Equity indexes finished a volatile year almost exactly where they had begun, delivering nearly flat returns for the year. During the course of 2011, markets struggled with challenges ranging from an earthquake and tsunami in Japan to a weak global economic recovery, ongoing sovereign debt concerns in Europe and a U.S. Treasury debt downgrade. Despite concerns about weak macroeconomic conditions, we continued to see positive business fundamentals at the individual company level. The high degree of correlation across the markets meant a difficult year for active managers, whose business is based on being able to identify and exploit differences in individual issues. During the year, the market made little distinction between individual securities. In that sort of environment, companies that enjoyed solid business fundamentals weren’t rewarded, while those that disappointed were disproportionately punished.

As a result, it was very difficult to add value through fundamental stock selection in 2011. Indeed, it was a difficult environment for our investment process, which favors earnings acceleration and share price momentum. These factors underperformed for much of the year. Similarly, stocks with low price-to-earnings multiples also outperformed by a wide margin, particularly late in the year. Low price/earnings shares are not the sorts of stocks our process typically leads us to include in the portfolio. Within the benchmark, the traditionally defensive Utilities and Consumer Staples sectors logged the largest gains, while the Information Technology and Telecommunication Services sectors suffered the largest declines.

The portfolio declined for the reporting period and lagged benchmark returns. Holdings in the Consumer Discretionary, Information Technology and Industrials sectors accounted for the bulk of underperformance. Holdings in the Consumer Staples and Health Care sectors helped to partially offset those detractors.

Within the Consumer Discretionary sector, the portfolio maintained an overweight stake in a cruise line operator, which was the largest individual detractor from relative performance. The company, which is highly leveraged to Europe, experienced sluggish European demand caused by concerns about economic growth going forward amid austerity measures and sovereign debt issues. Elsewhere in the sector, holdings in the media and multiline retail industry groups trimmed results.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Heritage Trust Series NAV (began 10/24/05)	–6.54%	0.50%	—	2.56%	2.50%	—	16.94%
Russell Midcap Growth Index[2,3]	–1.65%	2.44%	—	4.75%	12.81%	—	33.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Core Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Thomas Hancock, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  ►  To seek high total return by investing in equity investments or groups of equity investments that the subadviser believes will provide higher returns than the MSCI EAFE Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Health Care	16.8
Energy	14.3
Financials	10.8
Consumer Discretionary	10.6
Telecommunication Services	10.3
Industrials	9.2
Consumer Staples	7.7
Utilities	6.5
Materials	5.8
Information Technology	4.0
Short-Term Investments and Other	4.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Core Trust Series I total return was –9.57%, outperforming the –11.73% return of MSCI EAFE Index.

Environment  ►  Within the Trust, stock selection and sector exposures were the primary drivers of the outperformance relative to the MSCI EAFE Index. Currency allocation also helped slightly while country allocation hurt relative performance. Stock selection was best within Japan, France and the United Kingdom on a country basis. By sector, our holdings added the most value in Health Care, Telecommunication Services and Utilities, while detracting in Industrials.

Our stock selection disciplines had overall positive results, as quality and value worked very well while momentum did not. Stocks chosen by intrinsic value outperformed by the most (led by high quality), while stocks ranked highly by quality-adjusted value were close behind. Stocks chosen for their strong momentum characteristics underperformed. Individual stock positions that added significant value included overweights in two pharmaceuticals and a French oil company. Stock positions that were significant detractors included underweight positions in a Dutch food products company and a Swiss pharmaceutical.

Sector exposures (as a result of stock selection) added value from our overweights to Health Care and Energy, which outperformed the market, and our underweight to Financials, which underperformed. Our underweight to the strong Consumer Staples sector hindered relative performance. Currency allocation had a small positive impact from our underweight to the Swiss franc, which was relatively weak.

Country allocation was a drag on performance, mainly from our overweights to Italy, Japan and Greece, which underperformed, and our underweight to Switzerland, which outperformed.

The year was especially difficult for international investors. However, since the obvious bad news is largely reflected in equity prices, the prospective returns look more promising. European and Japanese equity markets appear cheap (even excluding the Financials sector). Many companies pay much higher yields than in the U.S. that look attractive in the current low interest rate environment. And the high correlations exhibited across equity markets should provide good opportunity for stock selection going forward, as companies have moved together according to global themes rather than on their own merits.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	–9.57%	–4.26%	3.21%	–19.56%	37.15%
International Core Trust Series II2	–9.80%	–4.46%	3.05%	–20.38%	35.00%
International Core Trust Series NAV[3]	–9.56%	–4.22%	3.25%	–19.40%	37.68%
MSCI EAFE Index[4,5]	–11.73%	–4.26%	5.12%	–19.58%	64.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Growth Stock Trust

Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Clas G. Olsson, Jason T. Holzer, Matthew Dennis, Shuxin Cao, Mark Jason

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the Trust’s subadviser to have strong earnings growth. The Trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	18.0
Consumer Staples	14.1
Health Care	11.3
Information Technology	11.0
Energy	10.1
Financials	9.4
Industrials	8.4
Telecommunication Services	3.9
Materials	3.6
Utilities	1.6
Short-Term Investments & Other	8.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Growth Stock Trust Series NAV total return was –7.12%, outperforming the –11.82% return of the MSCI EAFE Growth Index.

Environment  ►  Global equity markets faced headwinds in 2011. China’s growth continued to slow at the same time as the U.S. battled high unemployment and runaway deficits. Several European countries faced similar deficits, which brought to light the imperfect structure of the euro. In addition, numerous world events caught investors’ attention, including the growing unrest in the Middle East and northern Africa, and the devastating earthquake and tsunami in Japan in March. The year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund and stabilize the banking system.

The Trust ended the year meaningfully outperforming its benchmark index, the MSCI EAFE Growth Index. From a sector perspective, the Trust fared better than its benchmark in six of 10 sectors, significantly outperforming in the Consumer Discretionary, Financials and Energy sectors. In each instance, strong stock selection played a key role in driving relative results. In broad geographic terms, the portfolio outperformed the MSCI EAFE Growth Index across Europe and Asia. In Asia, the portfolio benefited from a meaningful underweight in Japan. Outperformance in Europe was led by strong results in the United Kingdom, which, at about 20%, was our largest single country exposure.

In contrast, an underweight exposure to Consumer Staples, the period’s strongest performing sector, detracted from relative results. However, solid stock selection enabled the Trust to deliver double-digit gains, meaningfully outperforming the index sector despite the underweight position. Holdings in the Telecommunication Services sector (predominantly in the wireless industry) detracted from both relative and absolute results as well. The portfolio ended the year with overweights in the Energy, Consumer Discretionary, Information Technology, Telecommunication Services, Health Care and Financials sectors. The Trust ended with underweights in the Utilities, Consumer Staples, Industrials and Materials sectors.

Against this challenging backdrop, we intend to remain true to our bottom-up, long-term investment philosophy. We will remain focused on identifying high-quality companies that we believe offer good long-term growth prospects at attractive valuations.

Over the long term, we believe our focus on corporate fundamentals should continue to serve investors well in an environment that remains dominated by macroeconomic and political uncertainties. We continue to believe that for long-term investors the resulting market volatility can often provide opportunities to buy high-quality companies at attractive prices.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Growth Stock Trust Series NAV (began 9/16/10)	–7.12%	—	—	1.04%	—	—	1.35%
MSCI EAFE Growth Index[2,3]	–11.82%	—	—	–1.82%	—	—	–2.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI EAFE Growth Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets (excluding the U.S. and Canada) that have higher than average growth characteristics.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Opportunities Trust

Subadviser: Marsico Capital Management, LLC
Portfolio Managers: James G. Gendelman, Munish Malhotra

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The Trust may invest in an unlimited number of companies of any size throughout the world. The Trust invests in issuers from at least three different countries not including the U.S. The Trust may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the Trust’s portfolio may be based in or economically tied to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	24.0
Information Technology	19.3
Industrials	12.3
Financials	11.3
Health Care	7.3
Consumer Staples	6.8
Energy	6.0
Telecommunication Services	5.2
Materials	4.3
Short-Term Investments & Other	3.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Opportunities Trust Series I total return was –15.92%, underperforming the –11.73% return of the MSCI EAFE Index.

Environment  ►  The year was highly tempestuous for stocks around the world. A variety of macro-related developments dampened global growth expectations, such as political turmoil in the Middle East and North Africa, and a major earthquake and tsunami in Japan. Equities were under further pressure due to escalating European sovereign debt problems, worries about the potential for a “hard landing” in China and increasing signs that global economic growth could be faltering. Developed international equity markets, as represented by the MSCI EAFE Index, slid 11.73% for the year in U.S. dollars.

Stock selection in the Energy, Consumer Discretionary and Financials sectors was weak. Several Consumer Discretionary positions posted significant declines, including a Hong Kong-based manufacturer, exporter and distributor of retail goods and a Denmark-headquartered jewelry manufacturer. The Trust was unfavorably positioned from a sector weighting perspective as it had few investments in the strong performing Health Care and Consumer Staples sectors, while being overweight in the weak performing Information Technology and Consumer Discretionary sectors.

Overall, currency was an additional source of underperformance. From early April through early August 2011, about half of the Trust’s Japanese yen-dominated holdings were hedged into U.S. dollars. The hedge was initiated as a capital preservation strategy, based on our view that the yen was significantly overvalued relative to the dollar on a purchasing power parity basis. However, the yen continued to strengthen versus the U.S. dollar and other major currencies and the hedge, therefore, detracted from performance. We unwound the hedge in August after the Standard & Poor’s downgrade of the U.S. government’s credit rating, as we felt that currencies such as the yen and the Swiss franc may continue to strengthen versus the U.S. dollar and the euro.

The Trust had a few areas of strength. Stock selection in the Information Technology and Industrials sectors aided performance. The Financials and Materials sectors were the weakest performers in the MSCI EAFE Index, and the portfolio benefited from having an underweight allocation to both sectors relative to the benchmark index.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Opportunities Trust Series I (began 4/29/05)	–15.92%	–4.85%	—	2.77%	–22.00%	—	20.01%
International Opportunities Trust Series II (began 4/29/05)	–16.13%	–5.06%	—	2.59%	–22.86%	—	18.60%
International Opportunities Trust Series NAV (began 4/29/05)	–15.91%	–4.81%	—	2.83%	–21.84%	—	20.46%
MSCI EAFE Index[2,3]	–11.73%	–4.26%	—	2.65%	–19.58%	—	19.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Small Company Trust

Subadviser: Dimensional Fund Advisors LP
Portfolio Managers: Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The Trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrials	24.1
Consumer Discretionary	18.7
Materials	12.7
Financials	11.6
Information Technology	9.9
Consumer Staples	6.7
Energy	5.9
Health Care	5.5
Utilities	2.2
Telecommunication Services	0.9
Short-Term Investments & Other	1.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Small Company Trust Series NAV total return was –16.18%, underperforming the –15.66% return of the MSCI EAFE Small Cap Index.

Environment  ►  Developed non-U.S. markets, as measured by the MSCI World ex USA Index, were up by more than 3% in the fourth quarter but far behind U.S. market returns for the period. For 2011, however, non-U.S. developed markets lost more than 11% as measured by MSCI EAFE Index (gross dividends). Volatility in these markets increased sharply in light of Europe’s continued sovereign-debt crisis, which intensified in 2011. The failure of European governments to find credible solutions to their fiscal difficulties, anemic economic growth and the increasing reluctance of Europe’s banks to lend to each other contributed to the uncertainty around perceived riskier assets.

Non-U.S. developed market small-cap stocks performed poorly during the period (MSCI EAFE Index outperforming MSCI EAFE Small Cap Index), with performance suffering more among the smallest market-cap segments. Relative to the benchmark, the Trust has a larger allocation to the smallest stocks, which hurt performance. However, the overall composition of stocks, particularly among the smallest stocks, outperformed those in the benchmark. Our exclusion of REITs detracted from relative performance, while our composition of Consumer Discretionary and Energy stocks was beneficial. The Trust’s inclusion of Canada had a negative impact while composition differences within the U.K. and Japan contributed to relative performance. As a reminder, our allocations to countries and sectors are a result of our portfolio construction process.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Small Company Trust Series I2	–16.23%	–3.78%	—	–2.35%	–17.50%	—	–12.62%
International Small Company Trust Series II2	–16.42%	–3.86%	—	–2.42%	–17.86%	—	–13.00%
International Small Company Trust Series NAV (began 4/28/06)	–16.18%	–3.75%	—	–2.33%	–17.41%	—	–12.52%
MSCI EAFE Small Cap Index[3,4]	–15.66%	–3.80%	—	–2.76%	–17.62%	—	–14.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Value Trust

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori, Neil Devlin

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. The Trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	24.6
Energy	12.6
Information Technology	12.3
Telecommunication Services	12.2
Health Care	11.0
Industrials	9.9
Consumer Discretionary	5.0
Materials	4.5
Consumer Staples	3.1
Utilities	1.5
Short-Term Investments & Other	3.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Value Trust Series I total return was –12.85%, underperforming the –11.73% return of the MSCI EAFE Index.

Environment  ►  International stocks, as measured by the MSCI EAFE Index, declined in 2011, notably among economically sensitive sectors amid concerns about sovereign debt strains and slowing global economic growth.

Among detractors from relative performance were Financials, largely on account of stock-specific weakness. We believe Europe’s sovereign debt crisis caused excessive collateral damage, and the severe downgrades experienced by some well-capitalized Asian and European Financials firms seemed to us fundamentally unwarranted from a long-term view. A considerable underweighting in the popular Consumer Staples sector also weighed on results. Consumer Staples valuations were higher than the broader market on average, which we believed was unjustified given the potential impact on margins from growing competitive pressures and volatile input prices. Stock selection for Industrials holdings also detracted from relative performance. Industrials stocks are often perceived to thrive early in the economic cycle, which we believe made them particularly sensitive to signs of economic weakness. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

An overweighted allocation and stock selection in Health Care, often considered traditionally defensive, delivered some of the portfolio’s best relative and absolute returns, with strong contributions from pharmaceuticals. While Health Care strength was in our opinion partly attributable to the market’s defensive rotation, we believe further potential for outperformance remains. Telecommunication Services, another overweighting in a historically defensive sector, also outperformed, led by a large U.K. company. We believed select Telecommunications companies continued to offer strong global growth opportunities and generous dividend yields at depressed valuations. Another contributor was stock selection in Information Technology, led by a South Korean semiconductor and consumer electronics manufacturer. Although an underweighting in Materials aided relative performance during a period of commodity price weakness, stock selection and our avoidance of what we believed to be expensive metals and mining companies were the main reasons for this sector’s positive effect.

European holdings outperformed, despite our overweighting in the troubled region, because what we viewed as deep value opportunities proved relatively resilient. However, stock selection in Australia and Canada detracted from absolute and relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	–12.85%	–4.31%	5.22%	–19.77%	66.27%
International Value Trust Series II2	–12.99%	–4.48%	5.03%	–20.49%	63.41%
International Value Trust Series NAV[3]	–12.79%	–4.25%	5.24%	–19.51%	66.62%
MSCI EAFE Index[4,5]	–11.73%	–4.26%	5.12%	–19.58%	64.79%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Large Cap Trust

Subadviser: UBS Global Asset Management (Americas) Inc. (Grantham, Mayo, Van Otterloo & Co. LLC as of 1/19/2012)
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan (Sam Wilderman, Thomas Hancock, as of 1/19/2012)

INVESTMENT OBJECTIVE & POLICIES  ►  To seek to maximize total return, consisting of capital appreciation and current income. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The Trust defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	16.1
Consumer Discretionary	15.7
Financials	15.1
Health Care	14.3
Energy	11.9
Industrials	10.5
Consumer Staples	6.0
Materials	3.9
Utilities	2.6
Investment Companies	2.0
Short-Term Investments & Other	1.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Large Cap Trust Series I total return was –2.46%, underperforming the +1.50% return of the Russell 1000 Index.

Environment  ►  Three important themes characterized the behavior of U.S. stocks in 2011. First, company earnings were remarkably strong in a relatively weak economy, driven by operating leverage to the economic cycle, expanding margins and tailwinds from foreign exchange and commodity prices. Second, this success was negated by a significant contraction in earnings multiples, linked to pervasive macroeconomic concerns. Third, market leadership wasdominated by defensive factors, such as dividend yield, at the expense of almost everything else. The combination of these themes with persistently high stock correlations resulted in a frustrating environment for fundamentally based investors. The sectors that lagged the market in 2010 — Utilities, Consumer Staples and Health Care — were the strongest performing sectors in 2011 as investors sought defensive safe havens. After quite a volatile ride, the Russell 1000 Index finished the year up 1.50%.

In a year in which the market became completely focused on macro events, weak securityselections were the key to the portfolio’s underperformance. The Financials sector subtracted value, particularly two mega bank holdings and a large insurance company. Economically sensitive securities also underperformed and our holdings in an automaker and a cruise line operator detracted from performance. Stock selection was strong in Health Care, with positive contributions from diverse holdings. Materials also offered positive contributors.

The Trust received proceeds from litigation that had a positive impact on total returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Large Cap Trust Series I (began 4/29/05)	–2.46%	–2.22%	—	2.19%	–10.61%	—	15.55%
Large Cap Trust Series II (began 4/29/05)	–2.74%	–2.41%	—	1.97%	–11.50%	—	13.88%
Large Cap Trust Series NAV (began 4/29/05)	–2.41%	–2.15%	—	2.23%	–10.31%	—	15.88%
Russell 1000 Index[2,3]	1.50%	–0.02%	—	3.86%	–0.10%	—	28.74%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Balanced PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Intermediate Bond	50.0
Strategic Allocation	20.0
U.S. Large Cap	15.5
International Large Cap	4.1
Emerging Markets	3.0
U.S. Mid Cap	2.4
Large Blend	2.4
U.S. Small Cap	1.1
International Small Cap	0.7
Small Value	0.5
Small Growth	0.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  Since inception on April 29, 2011, the Lifestyle Balanced PS Series Trust Series II total return was –4.57%, underperforming the +0.11% return of the Combined index.

Environment  ►  While U.S. stocks ended calendar year 2011 with the S&P 500 Index advancing 2.11%, the period from Trust inception on April 29 to year-end was a difficult stretch, with the S&P 500 Index losing 6.15%. During this highly volatile year, markets were often driven by macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Middle East unrest dubbed “Arab Spring”. This environment provedbeneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84% in 2011, and 6.16% from the Trust’s inception through year-end. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-Year U.S. Treasury note falling below 1.00%.

The “risk on/risk off” mentality of the markets caused investors to flock to either the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, the Strategic Allocation Trust, which comprised about 20% of the Trust, was hurt by overweights to U.S. small- and mid-cap allocations. The Strategic Allocation Trust was the largest detractor from overall Trust performance.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including others in the Trust. For example, the international components of the Trust were large negative contributors. On the positive side, the fixed-income component, the Bond PS Series Trust, reflecting about 50% of the portfolio, added value, helped by its exposure to long-duration Treasury bonds and good selection among mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Balanced PS Series II (began 4/29/11)	—	—	—	—	—	—	–4.57%
S&P 500 Index[2,5]	—	—	—	—	—	—	–6.15%
Barclays Capital U.S. Aggregate Bond Index[3,5]	—	—	—	—	—	—	6.16%
Combined Index[4,5]	—	—	—	—	—	—	0.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays Capital U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Conservative PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income with some consideration given to growth of capital. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Intermediate Bond	80.0
Strategic Allocation	8.0
U.S. Large Cap	7.5
International Large Cap	2.8
U.S. Mid Cap	0.9
U.S. Small Value	0.4
U.S. Small Cap	0.4

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  Since inception on April 29, 2011, the Lifestyle Conservative PS Trust Series II returned +0.27%, underperforming the +3.77% return of the Combined Index.

Environment  ►  Developed economies continued to struggle and global macroeconomic forces sparked high volatility in the equity markets. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84% in 2011, and 6.16% from Trust inception on April 29 through year end. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-Year U.S. Treasury note falling below 1.00%. Bonds were also helped by the ongoing accommodative policy of the U.S. Federal Reserve and the strength of corporate balance sheets. While U.S. stocks ended calendar year 2011 with the S&P 500 Index advancing 2.11%, the period from the Trust’s inception on April 29 to year-end was a difficult stretch, with the S&P 500 Index losing 6.15%.

On the positive side, the fixed-income component, the Bond PS Series Trust, reflecting about 80% of the portfolio, added value, helped by its exposure to long-duration Treasury bonds and good selection among mortgage-backed securities. On the negative side, the “risk on/risk off” mentality of the markets caused investors to flock to either the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, the Strategic Allocation Trust was hurt by overweights to U.S. small- and mid-cap allocations. The Strategic Allocation Trust was the largest detractor from overall Trust performance.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including others in the Trust. For example, the portfolio’s international components were large detractors.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	—	—	—	—	—	—	0.27%
S&P 500 Index[2,5]	—	—	—	—	—	—	–6.15%
Barclays Capital U.S. Aggregate Bond Index[3,5]	—	—	—	—	—	—	6.16%
Combined Index[4,5]	—	—	—	—	—	—	3.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays Capital U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 20% Standard & Poor’s 500 Index and 80% Barclays Capital U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Growth PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. Current income is also a consideration. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Intermediate Bond	30.0
Strategic Allocation	28.0
U.S. Large Cap	22.0
International Large Cap	5.9
Emerging Markets	4.0
Large Blend	3.4
U.S. Mid Cap	2.8
U.S. Small Cap	2.1
International Small Cap	0.9
Small Value	0.5
Small Growth	0.4

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  Since inception on April 29, 2011, the Lifestyle Growth PS Series Trust Series II total return was –7.66%, underperforming the –3.62% return of the Combined Index.

Environment  ►  While U.S. stocks ended calendar year 2011 with the S&P 500 Index advancing 2.11%, the period from Trust inception on April 29 to year-end was a difficult stretch, with the S&P 500 Index losing 6.15%. During this highly volatile year, markets were often driven by macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Middle East unrest dubbed “Arab Spring”. This environment provedbeneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84% in 2011, and 6.16% from the Trust’s inception through year end. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-Year U.S. Treasury note falling below 1.00%.

The “risk on/risk off” mentality of the markets caused investors to flock either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, the Strategic Allocation Trust was hurt by overweights to U.S. small- and mid-cap allocations. The Strategic Allocation Trust was the largest detractor from overall Trust performance.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including others in the Trust. For example, the international components of the Trust were large negative contributors.

On the positive side, the fixed-income component, the Bond PS Series, reflecting about 30% of the portfolio, added value, helped by its exposure to long-duration Treasury bonds and good selection among mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	—	—	—	—	—	—	–7.66%
S&P 500 Index[2,5]	—	—	—	—	—	—	–6.15%
Barclays Capital U.S. Aggregate Bond Index[3,5]	—	—	—	—	—	—	6.16%
Combined Index[4,5]	—	—	—	—	—	—	–3.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays Capital U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 80% Standard & Poor’s 500 Index and 20% Barclays Capital U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Moderate PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Intermediate Bond	60.0
Strategic Allocation	16.0
U.S. Large Cap	13.0
International Large Cap	4.7
Large Blend	2.0
U.S. Mid Cap	1.8
U.S. Small Cap	1.0
International Small Cap	0.8
Small Value	0.4
Small Growth	0.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  Since inception on April 29, 2011, the Lifestyle Moderate PS Series Trust Series II total return was –2.54%, underperforming the +1.34% return of the Combined Index.

Environment  ►  Developed economies continued to struggle and global macroeconomic forces sparked high volatility in the equity markets. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84% in 2011, and 6.16% from Trust inception on April 29 through year-end. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the ongoing accommodative policy of the U.S. Federal Reserve and the strength of corporate balance sheets. While U.S. stocks ended calendar year 2011 with the S&P 500 Index advancing 2.11%, the period from the Trust’s inception on April 29 to year end was a difficult stretch, with the S&P 500 Index losing 6.15%.

The “risk on/risk off” mentality of the markets caused investors to flock either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors this year. For example, the Strategic Allocation Trust, which comprised about 16% of the Trust, was hurt by overweights to U.S. small- and mid-cap allocations. The Strategic Allocation Trust was the largest detractor from overall Trust performance.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including others in the Trust. For example, the international components of the Trust were large negative contributors. On the positive side, the fixed-income component, the Bond PS Series, reflecting about 60% of the portfolio, added value, helped by its exposure to long-duration Treasury bonds and good selection among mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	—	—	—	—	—	—	–2.54%
S&P 500 Index[2,5]	—	—	—	—	—	—	–6.15%
Barclays Capital U.S. Aggregate Bond Index[3,5]	—	—	—	—	—	—	6.16%
Combined Index[4,5]	—	—	—	—	—	—	1.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays Capital U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 40% Standard & Poor’s 500 Index and 60% Barclays Capital U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Stock Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, Mario E. Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	29.2
Consumer Discretionary	21.2
Health Care	17.3
Industrials	12.4
Energy	10.5
Financials	4.1
Materials	2.2
Consumer Staples	1.5
Short-Term Investments & Other	1.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Mid Cap Stock Trust Series I total return was –9.20%, underperforming the –1.65% return of the Russell Midcap Growth Index.

Environment  ►  U.S. equities moved up during the year despite a high degree of volatility. During the first half of the period, equities strengthened as economic releases at that time indicated continued momentum in the U.S. recovery. As the year progressed, equity markets plummeted amid rising risk aversion and concerns that the global economy could slip back into recession. Volatility was rampant and stock correlations spiked as investors shed risk and fled to safety. Following a difficult third quarter, equity markets surged ahead in the final quarter of the year. Six out of 10 sectors of the Russell Midcap Growth Index posted losses for the year. The Telecommunication Services, Information Technology and Financials sectors posted the largest declines, while the defensive Utilities and Consumer Staples sectors had the largest gains.

The Trust’s underperformance during the year was the result of weak stock selection, particularly in the Industrials and Consumer Discretionary sectors. In Industrials, our positions in a commercial space imagery vendor and a global engineering company underperformed. Within Consumer Discretionary, an online photography service and jewelry company hurt relative results. Other securities that were among the top detractors from relative performance included a packaged food company and a semiconductor firm.

Sector allocation, the result of the bottom-up investment process, did not have a meaningful impact on relative performance. The Trust benefited from an overweight to the Consumer Discretionary sector and underweights to the Financials and Telecommunications Services sectors. This was offset, however, by an overweight to Information Technology and an underweight to Energy. The Trust benefited from security selection within the Health Care and Consumer Staples sectors. Top relative contributors to performance included a specialty coffee company, a specialty cosmetics, skin and hair care retailer, and a memory-foam mattress manufacturer.

During the year, we increased our relative exposure to the Information Technology and Energy sectors. We reduced exposure to the Consumer Discretionary and Materials sectors. The Trust maintained average underweight exposures to the Materials, Consumer Staples and Financials sectors and average overweight exposures to Information Technology, Health Care and Consumer Discretionary throughout the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	–9.20%	0.40%	5.70%	2.01%	74.10%
Mid Cap Stock Trust Series II2	–9.39%	0.19%	5.50%	0.96%	70.88%
Mid Cap Stock Trust Series NAV[3]	–9.09%	0.45%	5.75%	2.25%	74.91%
Russell Midcap Growth Index[4,5]	–1.65%	2.44%	5.29%	12.81%	67.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Value Equity Trust

Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: Steve Schroll, Paul Stocking, Laton Spahr

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. The Trust invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations, at the time of investment, fall within the range of the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	17.1
Industrials	16.3
Consumer Discretionary	12.7
Health Care	11.0
Energy	10.0
Utilities	8.0
Materials	7.1
Information Technology	6.9
Consumer Staples	6.5
Telecommunication Services	2.4
Short-Term Investments & Other	2.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Mid Cap Value Equity Trust NAV total return was –8.49%, underperforming the –1.38% return of the Russell Midcap Value Index.

Environment  ►  While the S&P 500 Index ended 2011 at close to the same levels it began, the markets experienced a high level of volatility throughout the year. Natural disasters in Japan, the continued debt crisis in Europe and concerns for the fiscal deficit and lackluster U.S. economic data were the main issues investors reacted to throughout the year. Most of the period’s decline was attributed to the third quarter, when risk aversion toward equities was at levels not seen since late 2008. The year ended on a strong note as better-than-expected U.S. economic data encouraged risk taking, buoying stocks to solid gains — and ultimately leaving the S&P 500 Index with a slight gain for the year.

Investors preferred large caps and the more traditionally defensive sectors, such as Utilities and Consumer Staples. Mid-cap stocks underperformed large caps, though they outperformed small caps. There was wide dispersion in returns at the sector level. Utilities and Consumer Staples were the top performers, while Telecommunications, Information Technology and Industrials were large detractors. On a relative basis, contributions from stock selection in the Consumer Staples and Industrials sectors were more than offset by negative selection in Consumer Discretionary and Energy sectors, and an underweight allocation to the Utilities sector.

Holdings in the education services and auto industries were the largest absolute detractors in the Consumer Discretionary sector. Being underweight Utilities detracted from performance as the sector was the top performing group in the Russell Midcap Value Index for 2011.

As we position the portfolio, we believe that some of the defensive areas that worked so well in 2011 are now fully valued. As a result, our bias is to marginally reduce exposure in these areas (Utilities and Consumer Staples) and allocate to areas where there is more leverage to the resolution of these macro concerns but with enough diversification to endure continued volatility.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	–8.49%	–0.46%	—	0.38%	–2.28%	—	2.18%
Russell Midcap Value Index[2,3]	–1.38%	0.04%	—	1.83%	0.19%	—	10.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The Trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	23.3
Consumer Discretionary	15.5
Industrials	9.8
Utilities	9.0
Consumer Staples	8.9
Energy	7.6
Materials	6.6
Information Technology	6.1
Health Care	4.6
Telecommunication Services	1.2
Short-Term Investments & Other	7.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Mid Value Trust Series NAV total return was –4.71%, underperforming the –1.38% return of the Russell Midcap Value Index.

Environment  ►  The Russell Midcap Value Index posted negative returns after two years of strong gains. Most sectors were negative, with Telecommunications Services recording the greatest loss. Information Technology, Industrials and Financials were also notably weak. More defensive sectors, such as Utilities, Consumer Staples and Health Care, ended up in positive territory, and Consumer Discretionary eked out a small gain as well. Within the mid-cap universe, value outperformed growth, while mid caps trailed large caps and came out ahead of small-caps.

Financials detracted from relative results, because of poor stock selection. An online retail brokerage faced skepticism after it decided not to sell out to a competitor. An independent investment bank faced expanding costs, while an asset manager continued to struggle with a plan to change its business model. A detrimental underweight and underperforming stock holdings made Utilities another significant area of weakness. A non-regulated independent power firm was a particularly weak holding, as non-regulated companies in this industry underperformed their regulated peers.

The Energy sector hurt as well, owing to stock selection. Detrimental holdings included an independent Canadian-based global energy company. Lower oil and gas revenue and higher expenses led to disappointing results, as the company continued to struggle with an oil sands project. A natural gas compression services company had a weak quarter and announced that its CEO was stepping down. Stock choices in Industrials also hurt, particularly an airline and a temp agency focused on the European market. Airline stocks have struggled amid volatile fuel prices and lower passenger volumes.

On the positive side, many of our most beneficial holdings participated in merger and acquisition activity. This was the case in Materials, where our stock holdings outperformed. In Information Technology, our stock choices also proved helpful, particularly a mobile handset maker.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	–4.83%	1.18%	7.20%	6.04%	100.41%
Mid Value Trust Series II2	–5.04%	0.96%	7.04%	4.88%	97.48%
Mid Value Trust Series NAV[3]	–4.71%	1.23%	7.22%	6.30%	100.81%
Russell Midcap Value Index[4,5]	–1.38%	0.04%	7.67%	0.19%	109.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to February 28, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1998.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mutual Shares Trust

Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  ►  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective. Under normal market conditions, the Trust invests primarily in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Staples	21.5
Financials	14.1
Health Care	13.6
Energy	9.5
Consumer Discretionary	8.4
Information Technology	8.0
Industrials	5.7
Utilities	5.1
Materials	4.1
Telecommunication Services	2.1
Short-Term Investments & Other	7.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Mutual Shares Trust Series NAV total return was –0.89%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  During the year, domestic equity markets reacted to developments regarding the European debt crisis, a showdown in Congress over raising the U.S. debt ceiling, stubborn U.S. unemployment, geopolitical factors surrounding populist uprisings in the Middle East and North Africa and the aftermath of the earthquake and tsunami in Japan. Overall, U.S. stock markets made a small gain for the year with wide variations among sectors. Against this backdrop, growth stocks generally fared better than their value counterparts.

Detractors from performance included a large U.S. banking conglomerate, a computer and printer manufacturer and a German industrial conglomerate. The bank’s shares declined as investors reacted negatively to the company’s potential exposure to large mortgage-related losses. For the computer and printer manufacturer, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares. In the second half of the year, the German industrial company’s stock price declined due to global growth and European debt concerns. The stock fell further after management issued new stock to bolster its balance sheet, and because the company delayed ramping up a significant steel project in the Americas.

In 2011, a managed health care company, an oil and gas company and a U.K.-based cigarette manufacturer helped performance. The health care company’s shares rose as its earnings beat management’s initial guidance partly because members used less medical services than expected and membership grew. The oil company’s shares rose sharply in early 2011 following positive market reaction to the company’s announcement it planned to spin off its refining/marketing operations to focus on oil and gas exploration/production. This firm’s shares received a further boost on positive third quarter results and an opportunistic share buyback. The tobacco company’s shares rose after it announced positive operating results that exceeded market expectations through the third quarter.

During the year, the portfolio held currency forwards to hedge the currency risk of its non-U.S. dollar investments. We approach 2012 cognizant of challenges to economies and markets from potential rising U.S. interest rates, the ongoing and unsolved European sovereign debt crisis and China’s slowing growth. In the midst of these crosscurrents, we continue to look for the company-specific opportunities that can provide attractive returns in a variety of economic scenarios.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	–0.94%	—	—	–3.81%	—	—	–16.61%
Mutual Shares Trust Series NAV (began 5/1/07)	–0.89%	—	—	–3.77%	—	—	–16.42%
S&P 500 Index[3,4]	2.11%	—	—	–1.32%	—	—	–6.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Natural Resources Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Jay Bhutani, John C. O’Toole

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term total return by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	60.4
Materials	34.5
Industrials	1.9
Short-Term Investments & Other	3.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Natural Resources Trust Series I total return was –20.29%, underperforming the –10.19% return of the Combined Index.

Environment  ►  Global equities were volatile during the year, moving higher early on the back of generally favorable economic data before succumbing later in the year to escalating concerns over global growth and the sovereign debt crisis in Europe. Volatility was rampant and stock correlations spiked as investors shed risk, sending global equities down for the year. Results in natural resources companies were mixed, with companies within the energy subsector outperforming those within the metals & minerals and paper & forest products sub-sectors. Within Energy, transportation & distribution companies rose the most while coal and uranium companies struggled. Outside of Energy, all segments declined. Aluminum and steel stocks fell the most; precious metals companies fared slightly better, but still posted negative results.

For the year, results within integrated oils stocks drove relative underperformance, as the portfolio suffered from negative results in both selection and allocation. Our underweight positioning in these stocks, which benefited from a general flight to safety, detracted. Selection within the metals & minerals subsector, particularly diversified metals & mining companies, also hurt relative returns. Among the stocks detracting most from relative performance were a U.K.-based diversified metals and mining company with primary operations in aluminum, copper, zinc, and iron ore, and an Australian resource company with a focus on aluminum smelting. Our benchmark-relative underweight positions in global integrated energy companies also hampered relative results as these stocks outperformed during the year.

Positive results from sector allocation, a result of the bottom-up security selection process, contributed to relative results. The Trust benefited from a non-benchmark allocation to Utilities companies and an underweight to paper & forest products companies. Stock selection within refining & marketing companies also was additive. Among the stocks contributing the most to relative performance included an oil and gas exploration and production company, and a Hong Kong-listed natural gas pipeline and distribution services firm. Our benchmark-relative underweight position in a commercial forest plantation operator in China and not holding a diversified international mining company also contributed to relative results.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Natural Resources Trust Series I (began 5/5/03)	–20.29%	–0.10%	—	14.37%	–0.48%	—	219.77%
Natural Resources Trust Series II (began 5/5/03)	–20.38%	–0.29%	—	14.14%	–1.44%	—	214.20%
Natural Resources Trust Series NAV[2]	–20.27%	–0.06%	—	14.41%	–0.30%	—	220.64%
MSCI World Energy Index[3,7,8]	0.69%	3.17%	—	13.53%	16.91%	—	200.47%
MSCI World Metals & Mining Index[4,7,8]	–27.48%	0.84%	—	16.98%	4.27%	—	289.69%
MSCI World Paper & Forest Index[5,7,8]	–17.75%	–7.82%	—	0.33%	–33.44%	—	2.87%
Combined Index[6,7,8]	–10.19%	2.01%	—	13.77%	10.48%	—	206.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI World Energy Index (gross of foreign withholding taxes on dividends) consists of the companies in the Energy sector of the MSCI World Index.

4	MSCI World Metals & Mining Index (gross of foreign withholding taxes on dividends) consists of the companies in the Metals & Mining industry of the MSCI World Index.

5	MSCI World Paper & Forest Products Index (gross of foreign withholding taxes on dividends) consists of the companies in the Paper & Forest Products industry of the MSCI World Index.

6	Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8	All since inception returns for the indices begin on the month end closest to the actual inception date of the Trust.

Real Estate Securities Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Industry Weighting*	% of Total
Retail REITs	27.5
Specialized REITs	27.1
Residential REITs	18.7
Office REITs	11.2
Diversified REITs	8.2
Industrial REITs	5.2
Health Care Facilities	1.3
Short-Term Investments & Other	0.8

*	Industries as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Real Estate Securities Trust Series I returned +9.46%, outperforming the +8.69% return of the MSCI U.S. REIT Index.

Environment  ►  With continued economic uncertainty and volatility, U.S. property stocks outperformed the broader equity market in 2011 supported by well-capitalized balance sheets, limited supply and relatively attractive dividend yields. REITs started the year off in positive territory as earnings reports and guidance for the year generally came in equal to or better than consensus expectations. Fundamental improvement was evident in all property sectors during the first quarter and economic releases were also positive. The most concerning development was macroeconomic headwinds, spurred by geopolitical issues throughout the Middle East/North Africa and the resulting escalated price of oil. REITs continued to climb higher in the second quarter, reflecting strong first quarter earnings reports. Fundamentals continued to improve, aided by historically low supply in every property type and a gradually improving economy. Globally, the threat to oil price stability in the Middle East dissipated somewhat and was replaced with concern over the financial stability of Greece and other European Union countries.

Inflation became a real concern globally as most central banks were well into their tightening cycles, with China being the most aggressive. The third quarter solidified the reversal in economic momentum that began late in the second quarter. Economic data weakened consistently with only a slight stabilization toward the end of September. The S&P’s downgrade of the U.S. sovereign credit rating ignited volatility in August and September not seen since the 2008–2009 financial crisis. The downgrade itself was not the main reason for the change in investor and economic optimism. The risk to Greece defaulting on its sovereign debt or leading to a breakup of the European Union and the risk that other European countries might follow, dominated the headlines. REITs ended the year with strong quarterly earnings reports, as U.S. economic data remained generally positive.

For the year, the Trust outperformed its benchmark on solid stock selection in a number of sectors, including regional malls, office, apartments, retail and self storage. Positive selection in these sectors was slightly offset by poor selection in the health care and industrial sectors. Sector allocation was slightly negative for performance, the prominent driver being the slight overweight to the hotel and industrial sectors, which were the worst performing areas.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	9.46%	–1.21%	10.60%	–5.89%	173.99%
Real Estate Securities Trust Series II2	9.24%	–1.40%	10.41%	–6.83%	169.09%
Real Estate Securities Trust Series NAV[3]	9.58%	–1.15%	10.65%	–5.63%	175.09%
MSCI U.S. REIT Index[4,5]	8.69%	–1.51%	10.16%	–7.33%	163.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Science & Technology Trust

Subadvisers: RCM Capital Management, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Huachen Chen, Walter C. Price, Jr., Kennard W. Allen

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term growth of capital. Current income is incidental to the Trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	91.0
Consumer Discretionary	3.7
Health Care	0.8
Materials	0.7
Industrials	0.5
Short-Term Investments and Other	3.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Science & Technology Trust Series I total return was –7.75%, underperforming the –5.81% return of the Lipper Science and Technology Index.

Environment  ►  The Science & Technology Trust has two equally weighted sleeves that are managed independently by two subadvisers, RCM Capital Management, LLC and T. Rowe Price Associates, Inc.

RCM Capital Management, LLC Commentary  ►  The market was quite volatile during most of the year, spiking during the third quarter. Several macro factors contributed to the rise in volatility and the overall market decline.

The portfolio underperformed its benchmark during the year, struggling as stock selection and allocation both detracted from performance. Stock selection was negative in all six subsectors of Technology. However, this was partially offset by stock selection in Energy stocks and our allocation to Internet software & services and IT services. The Trust is underweight in mega-cap names, which tend to do well in difficult markets, and though we trimmed mid-caps in the third quarter, they significantly lagged the index and performance suffered.

We have increased the Trust’s holdings in some of the larger-cap companies that are experiencing a product cycle improvement or a management change. We still have a significant allocation to mid-cap companies and have maintained exposure to China, though we have trimmed back a bit. We have about one-fifth of the portfolio in stocks associated with cloud computing, which includes Internet and software companies. However, to the extent that investors value yield and cash over growth, the portfolio will be disadvantaged relative to its benchmarks due to lower exposure to large-cap companies.

T. Rowe Price Associates, Inc. Commentary  ►  The communications equipment industry was the largest contributor to relative results due to stock selection and an underweight position for the year. Stock selection in the semiconductor sector also boosted relative performance during the year. We added to the semiconductor sector and held a meaningful overweight. Valuations were generally fairly low and we were likely close to the end of an inventory adjustment in the industry, which made for several attractive stocks in the space. Our holdings were concentrated in the digital semiconductors industry. As the global adoption of smartphones and tablets continued, there was growing demand for digital semiconductors; we will continue to search for attractively valued firms positioned to benefit from this important trend.

Stock selection in software was a key detractor from relative performance. We continued to hold a sizable overweight in the software sector. Companies within this sector generally offer better and more durable business models, and the sector currently includes many attractively valued stocks. Our holdings were predominantly allocated to the infrastructure, consumer and applications software industries.

Overweighting Energy stocks was unproductive, and stock selection in this space was disadvantageous. A significant underweight in IT services detracted from relative results as well.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	–7.75%	4.66%	1.97%	25.60%	21.59%
Science & Technology Trust Series II2	–7.97%	4.45%	1.81%	24.29%	19.64%
Science & Technology Trust Series NAV[3]	–7.72%	4.71%	2.01%	25.88%	22.06%
S&P 500 Index[4,6]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Lipper Science and Technology Index[5,6]	–5.81%	2.73%	1.74%	14.40%	18.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Lipper Science & Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Growth Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	26.6
Consumer Discretionary	21.4
Health Care	17.3
Industrials	15.7
Energy	7.9
Financials	5.2
Consumer Staples	2.2
Materials	2.0
Short-Term Investments & Other	1.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Small Cap Growth Trust Series NAV total return was –6.79%, underperforming the –2.91% return of the Russell 2000 Growth Index.

Environment  ►  U.S. equities moved higher during the year despite a high degree of volatility. During the first half of the period, equities strengthened as economic releases indicated continued momentum in the U.S. recovery. As the year progressed, equity markets plummeted amid rising risk aversion and concerns that the global economy could slip back into recession. Volatility was rampant and stock correlations spiked as investors shed risk and fled to safety. Following a difficult third quarter, equity markets surged ahead in the final quarter of the year. Seven out of 10 sectors of the Russell 2000 Growth Index posted losses for the year. The Materials, Energy and Consumer Discretionary sectors posted the largest losses, while the Consumer Staples sector had the strongest gain.

The Trust’s underperformance for the year was the result of weak stock selection, particularly in the Information Technology, Industrials and Energy sectors. Detractors from performance included an online photo service, a metallurgical and coal production company and an automobile component manufacturer.

Security selection within the Health Care and Materials sectors was additive, as was an underweight to the poor performing Materials sector. Top contributors to relative performance included a specialty coffee company, a global research, consulting and technology firm and a provider of Medicare and Medicaid health plans.

At the end of the year, the portfolio was most overweight to the Consumer Discretionary and Information Technology sectors. The Financials and Health Care sectors were the largest underweights. During the year, the portfolio increased its overweight exposure to the Consumer Discretionary sector, while exposure to the Industrials sector moved from an overweight to a slightly underweight position.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	–6.81%	1.03%	5.06%	5.27%	63.77%
Small Cap Growth Trust Series II2	–7.01%	0.83%	4.90%	4.20%	61.42%
Small Cap Growth Trust Series NAV[3]	–6.79%	1.07%	5.09%	5.48%	64.25%
Russell 2000 Growth Index[4,5]	–2.91%	2.09%	4.48%	10.88%	55.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1986.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Opportunities Trust

Subadvisers: Dimensional Fund Advisors, LP, Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	19.9
Industrials	15.9
Information Technology	15.8
Consumer Discretionary	15.1
Health Care	11.2
Energy	8.5
Materials	6.8
Consumer Staples	4.9
Utilities	0.9
Telecommunication Services	0.6
Short-Term Investments & Other	0.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Small Cap Opportunities Trust Series I total return was –3.16%, outperforming the –5.50% return of the Russell 2000 Value Index.

Environment  ►  The Small Cap Opportunities Trust has two equally weighted sleeves that are managed independently by two subadvisers, Dimensional Fund Advisors LP and Invesco Advisers, Inc. The two strategies have complementary characteristics as Invesco’s strategy has a growth bias while Dimensional’s strategy has a value bias.

Dimensional Fund Advisors, LP Commentary  ►  After a dismal third quarter, a strong rally in October gave the U.S. equity market its strongest quarter since the summer of 2009. That performance was enough to make the U.S. one of the few markets in 2011 that ended the year in positive territory, as the sovereign debt crises in Europe, mixed economic data in the U.S. and abroad and other macroeconomic and geopolitical factors led investors away from risky assets.

The Trust’s outperformance relative to the benchmark was driven primarily by the portfolio’s composition of deep value stocks. While deep value stocks generally performed poorly during the year, our deep value holdings outperformed those in the Index. The portfolio’s larger allocation to mid-cap stocks also had a positive impact on relative performance, as mid-cap stocks outperformed small-cap stocks during the year. The portfolio’s exclusion of REITs and highly regulated utilities detracted from relative performance as both sectors performed well. Within sectors, the composition of the portfolio’s holdings of Consumer Discretionary and Energy stocks benefited relative performance as they generally outperformed those of the index.

As a reminder, our allocation to sectors is a result of our portfolio construction process.

Invesco Advisers Inc. Commentary  ►  During the year, the portfolio had marginally negative returns but outperformed its index. The Trust outperformed by the widest margin in the Information Technology sector, driven by stock selection. Outperformance in the Consumer Discretionary sector was driven by stock selection in the retailing industry group. The portfolio also outperformed in the Health Care sector, on stock selection in the pharmaceutical/biotechnology/life sciences industry groups. Some of this outperformance was offset by weakness in other sectors, including Financials, Utilities and Telecommunications Services. The Trust underperformed by the widest margin in the Financials sector due to stock selection.

The portfolio maintained a barbell strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the year were moderate within this framework. However, the most significant changes included reductions in the Consumer Discretionary, Energy, Financials and Industrials sectors. Exposure to Health Care and Consumer Staples was increased.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Opportunities Trust Series I (began 5/5/03)	–3.16%	–2.12%	—	7.58%	–10.17%	—	88.28%
Small Cap Opportunities Trust Series II (began 5/5/03)	–3.32%	–2.32%	—	7.37%	–11.06%	—	85.06%
Small Cap Opportunities Trust Series NAV[2]	–3.12%	–2.08%	—	7.63%	–9.96%	—	88.94%
Russell 2000 Index[3,5]	–4.18%	0.15%	—	8.47%	0.75%	—	102.12%
Russell 2000 Value Index[4,5]	–5.50%	–1.87%	—	8.46%	–9.03%	—	102.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Value Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy I. McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	24.3
Industrials	23.9
Consumer Discretionary	15.3
Information Technology	9.1
Health Care	7.8
Materials	5.2
Utilities	5.1
Energy	4.3
Consumer Staples	1.9
Short-Term & Investments Other	3.1

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Small Cap Value Trust Series NAV returned +1.15%, outperforming the –5.50% return of the Russell 2000 Value Index.

Environment  ►  U.S. equities moved higher during the year despite a high degree of volatility. During the first half of the year, equities strengthened as economic releases indicated continued momentum in the U.S. recovery. As the year progressed, equity markets dropped amid rising risk aversion and concerns that the global economy could slip back into recession. Volatility and stock correlations increased as investors shed risk. Following a difficult third quarter, equity market performance again turned positive in the final quarter of the year. Seven out of 10 sectors of the Russell 2000 Value Index posted losses for the year. The Energy, Telecommunication Services and Information Technology sectors posted the largest losses, while Utilities posted the strongest gain.

For the year, the Trust benefited from strong security selection in the Industrials, Financials and Information Technology sectors. Among the top contributors to relative performance were a specialty insurance company, a tank barge operator and a diversified global manufacturing company.

Stock selection within the Health Care, Energy and Utilities sectors detracted from relative performance. Sector allocation, a residual of the bottom-up stock selection process, also detracted due to an overweight to Industrials and an underweight to Utilities. Among the stocks that detracted most from relative performance were an independent oil and gas exploration and production company, a global provider of outsourced development services to the pharmaceuticals field and a company specializing in pre-clinical and clinical laboratory services for the pharmaceutical and biotechnology industries.

At the end of the period, stock-by-stock decisions resulted in overweights to the Industrials and Consumer Discretionary sectors. The Financials sector was the portfolio’s largest underweight.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	1.15%	3.31%	9.52%	17.68%	148.23%
Small Cap Value Trust Series II2	0.90%	3.09%	9.36%	16.45%	144.70%
Small Cap Value Trust Series NAV[3]	1.15%	3.36%	9.55%	17.94%	148.90%
Russell 2000 Value Index[4,5]	–5.50%	–1.87%	6.40%	–9.03%	85.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The inception date for these shares is August 31, 1999.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Growth Trust

Subadviser: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	25.3
Health Care	17.4
Consumer Discretionary	17.1
Industrials	14.9
Energy	8.0
Financials	5.7
Materials	4.7
Consumer Staples	4.3
Telecommunication Services	0.9
Utilities	0.9
Short-Term Investments & Other	0.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Small Company Growth Trust Series NAV total return was –1.77%, outperforming the –2.91% return of the Russell 2000 Growth Index.

Environment  ►  The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the eurozone debt crisis to reignite fears of a global recession. Despite occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through year end.

During the year, the Trust posted marginally negative returns but outperformed the Trust’s style-specific index, the Russell 2000 Growth Index. Outperformance was driven primarily by strong stock selection. The Trust outperformed by the widest margin in the Consumer Discretionary sector, primarily driven by stock selection. The Trust also outperformed in the Health Care sector on stock selection in the pharmaceutical/biotechnology industry groups. The Trust had weak results in the Financials sector, primarily due to poor stock selection.

Throughout the year, the Trust maintained a barbell strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the period were moderate within this framework. However, the most significant changes included reductions in the Information Technology, Energy and Consumer Discretionary sectors. Exposure to Health Care and Consumer Staples was increased, although they both remain relative underweight positions.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	–1.77%	1.95%	—	4.75%	10.13%	—	33.28%
Russell 2000 Growth Index[2,3]	–2.91%	2.09%	—	4.65%	10.88%	—	32.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrials	26.4
Financials	22.6
Consumer Discretionary	11.5
Materials	10.7
Information Technology	9.8
Energy	6.0
Health Care	5.4
Utilities	4.8
Consumer Staples	0.8
Telecommunication Services	0.5
Investment Companies	0.5
Short-Term Investments and Other	1.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Small Company Value Trust Series I total return was –0.93%, outperforming the –5.50% return of the Russell 2000 Value Index.

Environment  ►  Market volatility was high throughout 2011, driven by economic and geopolitical concerns. As the year began, stock prices climbed as the U.S. economy showed signs of strengthening. Stocks started falling in May as the U.S. and European economies weakened and the sovereign debt crisis in Europe intensified. Volatility and selling pressure increased after the U.S. government’s long-term sovereign credit rating was downgraded in early August. Stocks bottomed in early October, then rallied sharply through the end of the month amid hopes that European leaders would act decisively to resolve the debt crisis. Volatility remained high through year end. Small- and mid-cap stocks underperformed large caps for the year.

Stock selection drove the Trust’s outperformance of the index over the past 12 months, while sector allocation was a headwind. The Trust benefited from stock selection in the Industrials sector. A domestic tank barge operator was a top absolute contributor. It recently announced plans for two acquisitions that will allow it to handle more varied cargo and add coastal routes.

The Materials sector also outperformed due to stock selection. A notable contributor within the sector was a global provider of fuel additives and other specialty chemicals, which benefited recently as demand for fuel additives improved. Consumer Discretionary stocks outpaced those in the benchmark, helped by a rent-to-own retailer. The Consumer Staples sector detracted from relative performance due to stock selection. A wholesale food distributor struggled to generate sales growth.

Our Health Care stocks lagged those in the benchmark. One holding has had promising trial results for a pain medication used in the treatment of advanced prostate cancer, but experienced some setbacks in the approval process during the fourth quarter.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	–0.93%	2.04%	7.96%	10.65%	115.18%
Small Company Value Trust Series II2	–1.20%	1.83%	7.77%	9.50%	111.30%
Small Company Value Trust Series NAV[3]	–0.94%	2.09%	8.00%	10.87%	115.82%
Russell 2000 Value Index[4,5]	–5.50%	–1.87%	6.40%	–9.03%	85.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Smaller Company Growth Trust

Subadvisers: Frontier Capital Management Company, LLC, John Hancock Asset Management (North America), Perimeter Capital Management, LLC
Portfolio Managers: Mark D. Garfinkel, James N. Behre, Michael A. Cavarretta, Carson Jen, Peter G. Kuechle, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long term capital appreciation by investing at least 80% of its net assets in small cap equity securities, those with market capitalizations not exceeding $5.5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	24.0
Industrials	18.3
Health Care	16.9
Consumer Discretionary	12.8
Energy	9.4
Financials	6.7
Materials	3.9
Telecommunication Services	3.7
Consumer Staples	2.1
Utilities	0.2
Short-Term Investments & Other	2.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Smaller Company Growth Fund Series NAV total return was –7.05%, underperforming the –2.91% return of the Russell 2000 Growth Index.

Environment  ►  The Trust is a multi-managed fund, subadvised by Frontier (40%), Perimeter (40%) and John Hancock Asset Management (JHAM) (20%). Frontier manages a fundamentally derived sleeve focused on longer-term growth expectations (3-5 years). The JHAM sleeve is passively managed to the MSCI U.S. Small Cap Growth Index. Lastly, Perimeter manages a style- and cap-pure small growth sleeve.

Frontier Capital Management Company, LLC Commentary  ►  There were three reasons the environment was particularly challenging. First, stocks rose or declined sharply based more on macroeconomic announcements, such as those coming out of Europe, than on the merits of the individual company. In a research-oriented firm such as Frontier, we rely on the marketplace to distinguish and reward stocks based on their fundamentals. Second, the market has become increasingly myopic, with most investors not willing to look past any near-term disappointment regardless of the longer-term opportunity. Many participants in today’s market are traders rather than long-term investors. Third, valuations have not offered the same support we have seen historically.

Our underperformance was due almost entirely to poor stock selection. Three stocks combined to account for almost two thirds of the underperformance for the year, including a digital entertainment company, an automobile part manufacturer and a foreign mobile communications firm. We had positive stock selection within the Consumer Discretionary, Materials and Financials sectors. Our investments in Materials were the best contributors, with the stocks outperforming the index. The portfolio’s top contributor was from the Information Technology sector.

John Hancock Asset Management Commentary  ►  Gains in each of the first three months of 2011 started the year on a good note for small caps. Global macro issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all impacted financial markets.

The second quarter started with a broad gain as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter, as weak U.S. economic news, reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll.

In the third quarter, small caps underperformed larger issuers. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices in October, followed by a modest negative result for the subsequent two months that guaranteed an overall loss for 2011. Overall, solid corporate fundamentals and historically attractive valuations continued to compete with a slow economic recovery.

Perimeter Capital Management, LLC Commentary  ►  Consumer Discretionary was a top contributor to Perimeter’s performance due primarily to strong stock selection, while an underweight position relative to the benchmark produced a modest headwind to returns. Given falling consumer confidence levels into 2011, we preferred a modest underweight, focusing on quality companies with strong positioning and momentum.

Technology was a significant detractor to performance for the year. High-valuation, high-beta stocks saw continued momentum into the first quarter as investors sought more risk. Given our focus on high quality growth companies with reasonable valuations, we did not participate in this high-valuation trade, and saw performance suffer as a result. In general, weak stock selection coupled with an unfavorable environment that rewarded high-flying stocks led to underperformance within this sector.

Strong stock selection in the Materials sector also contributed to performance. Although our slight overweight position created a modest drag, owning key top performing stocks produced meaningful outperformance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Smaller Company Growth Trust Series I2	–7.11%	—	—	9.18%	—	—	32.89%
Smaller Company Growth Trust Series II2	–7.29%	—	—	9.04%	—	—	32.32%
Smaller Company Growth Trust Series NAV (began 10/7/08)	–7.05%	—	—	9.23%	—	—	33.05%
Russell 2000 Growth Index[3,4]	–2.91%	—	—	11.48%	—	—	42.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

U.S. Equity Trust

(formerly U.S. Multi-Sector Trust)
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Sam Wilderman, Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Health Care	30.0
Information Technology	26.8
Consumer Staples	24.1
Consumer Discretionary	7.6
Industrials	3.9
Energy	3.1
Financials	2.1
Telecommunication Services	1.2
Materials	0.5
Utilities	0.3
Short-Term Investments & Other	0.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the U.S. Equity Trust Series NAV returned +8.13%, outperforming the +1.03% return of the Russell 3000 Index.

Environment  ►  Global equity investors entered 2011 with optimism after a strong 2010, only to shift into fear mode mid-year as Europe’s sovereign debt woes took a turn for the worse. While the source of fear was local to Europe, the ensuing sell-off in risk assets swept around the world. And though efforts to resolve the European crisis stabilized markets somewhat in the fourth quarter, positive absolute returns for the year in full were the exception rather than the norm. As in past periods of investor fear, safety was the dominant theme for global investors in 2011. The S&P 500 Index posted a 2.11% return in 2011. But the index’s Utilities sector registered a double digit gain for the year while Financials posted a sharp decline. The safety theme wasn’t limited to economic sectors. Among investment factors, high-quality stocks posted exceptional relative returns in the U.S. market.

Sector selection added to relative returns for the year. Overweight positions in Consumer Staples and Health Care and an underweight in Financials boosted returns versus the benchmark while underweight positions in Utilities, Energy and Consumer Discretionary were among the detractors.

Stock selection also helped relative returns, with picks in Health Care, Consumer Discretionary and Energy among the leading contributors.

The strategy continues to be tilted toward high quality.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Equity Trust Series NAV (began 10/24/05)	8.13%	0.82%	—	2.58%	4.16%	—	17.04%
Russell 3000 Index[2,3]	1.03%	–0.01%	—	3.12%	–0.07%	—	20.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Utilities Trust

Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Robert D. Persons

INVESTMENT OBJECTIVE & POLICIES  ►  To seek capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	53.1
Telecommunication Services	16.5
Energy	15.6
Consumer Discretionary	10.8
Short-Term Investments & Other	4.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Utilities Trust Series I returned +6.65%, underperforming the +19.88% return of the S&P Utilities Sector Index.

Environment  ►  Early in the year, the U.S. Federal Reserve responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, toward the middle of the year, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amid this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly rated sovereign bond yields hit multi-decade lows. Toward the end of the reporting period, uncertainty in financial markets spiked higher as markets seriously contemplated the possible failure of the eurozone.

Stock selection in the electric power industry was a primary detractor from performance relative to the S&P Utilities Sector Index. The portfolio’s holdings of a Finnish oil and gas refiner and marketer and a Czech Republic electric utility company hurt relative returns, as both stocks underperformed the benchmark for the year. Not holding a strong performing power and natural gas distributor, integrated gas and electricity company and an electric company also held back relative performance. The portfolio’s exposure to the wireless communications, telephone services and cable TV industries, which are not represented in the benchmark, hindered relative performance.

During the year, the portfolio’s currency exposure detracted from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The portfolio’s exposure to the natural gas pipeline industry, which is not represented in the benchmark, boosted relative performance. Holdings of two natural gas pipeline companies aided relative returns, as both stocks significantly outperformed the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	6.65%	4.90%	9.99%	27.04%	159.09%
Utilities Trust Series II2	6.58%	4.71%	9.79%	25.86%	154.36%
Utilities Trust Series NAV[3]	6.80%	4.97%	10.02%	27.46%	159.88%
S&P 500 Index[4,7]	2.11%	–0.25%	2.92%	–1.24%	33.35%
S&P Utilities Sector Index[5,6,7]	19.88%	3.71%	6.42%	19.97%	86.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	S&P Utilities Sector Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7	Since inception return for the Index begins on the month end closest to the actual inception date of the Trust.

Value Trust

Subadviser: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, John Mazanec, Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  ►  To realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	18.5
Consumer Discretionary	13.5
Information Technology	10.5
Energy	9.7
Consumer Staples	9.4
Materials	8.1
Utilities	8.0
Health Care	6.2
Industrials	6.2
Telecommunication Services	3.3
Short-Term Investments & Other	6.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Value Trust Series I returned +0.98% outperforming the –1.38% return of the Russell Midcap Value Index.

Environment  ►  The year began with equity markets rising through the first quarter of 2011 after the Federal Reserve’s second round of quantitative easing. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but they often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Standard & Poor’s announced its first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade and the continuing saga surrounding the eurozone debt crisis reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through year end.

Results were mixed among the sectors of the Russell Midcap Value Index, with cyclical sectors such as Telecommunication Services, Financials, Materials and Information Technology posting negative returns, while defensive sectors such as Utilities and Consumer Staples fared better, posting double-digit gains. The largest contributor to relative performance for the Trust versus its benchmark was the Energy sector. Materials also aided relative performance. The Trust was overweight the sector and stock selection helped drive returns.

In general, Financials stocks performed poorly toward year-end. Within the Financials sector, stock selection in the insurance industry positively impacted relative performance. Also, the Trust was underweight in the Financials sector relative to its benchmark and select bank stocks did not depreciate as much as those of the index. Finally, strong stock selection within Industrials assisted relative performance.

An underweight to Utilities, the top performing sector of the Russell Midcap Value Index, was the largest detractor from overall relative performance. Weak stock selection within Consumer Staples and Consumer Discretionary also weighed on relative performance versus the benchmark. Equity markets experienced an increase in volatility during the year. We believe that market volatility has created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	0.98%	2.20%	6.48%	11.49%	87.41%
Value Trust Series II2	0.84%	2.00%	6.30%	10.41%	84.30%
Value Trust Series NAV[3]	1.03%	2.24%	6.51%	11.74%	87.89%
Russell Midcap Value Index[4,5]	–1.38%	0.04%	7.67%	0.19%	109.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value & Restructuring Trust

Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: David J. Williams, Guy W. Pope, J. Nicholas Smith

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks long-term capital appreciation by investing at least 65% of the Trust’s assets in common stocks of U.S. and foreign companies that the subadviser believes will benefit from various types of restructuring efforts or industry consolidation. The Trust may invest in companies that have market capitalization of any size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	23.2
Industrials	19.2
Financials	13.0
Materials	12.0
Information Technology	9.2
Health Care	8.3
Consumer Staples	5.3
Consumer Discretionary	5.3
Telecommunication Services	3.8
Short-Term Investments & Other	0.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Value & Restructuring Trust Series NAV total return was –9.75%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  The S&P 500 Index closed close to the same level it started the year, rewarding investors with little more than the dividend yield. While the Trust’s fourth quarter performance was good, it was not enough to offset the first nine months of the year.

The market fluctuations in 2011 made the year seem even worse than it was, despite being flat by year end. Precipitous declines followed by upswings were almost all driven by near-term panic regarding bank and sovereign liquidity. To the extent that the European Central Bank and U.S. Federal Reserve have allayed those fears with recent pushes to expand their lending, we believe the market is likely to head to a higher multiple as valuations ultimately reflect longer-term fundamentals.

A resolution of European Union issues in 2012 would significantly help the market and provide a large boost to Industrials and Commodities. Despite the many obvious differences in Europe, all 17 nations share a common goal of making the system work. The U.S. political system also continues to grind its way to an election. Right now the uncertainty in regulations and future tax and spending expectations is taking a large toll on corporate investment decisions. So, any ultimate clarification would be beneficial.

Underperforming stocks were fairly eclectic and largely tied to singular issues. The stock of a producer of rare earths lost value as prices for their products declined from earlier peaks. A pharmaceuticals company underperformed after sales growth failed to meet analyst expectations. A diversified food manufacturer and distributor struggled with weak pricing.

The fourth quarter saw a rebound in housing, transport and agriculture as positive U.S. economic data offset some of the global concerns around Europe and China. A diversified manufacturer, tied to housing through its tools and security divisions, was a strong performer. A chemical company rose on the back of higher expected earnings in their core chemicals business and accelerated growth in their ethanol production plans. A railroad continued to show positive year-over-year volumes and pricing, while an agricultural farm equipment manufacturer experienced strong demand which boosted sales.

The Trust eliminated several positions over the year. Two companies provided excellent returns on investment, but we were concerned that additional upside was limited. Another firm, while making progress on growth initiatives in their aerospace division, was not meeting our targets quickly enough.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Value & Restructuring Trust Series NAV (began 10/24/05)	–9.75%	–1.66%	—	1.86%	–8.03%	—	12.06%
S&P 500 Index[2,3]	2.11%	–0.25%	—	2.92%	–1.24%	—	19.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust (formerly John Hancock Trust), you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios, the Lifestyle Portfolio Stabilization (PS) Portfolios and Franklin Templeton Founding Allocation Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
All Cap Core Trust
Series I — Actual	$1,000.00	$924.20	$4.22	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series II — Actual	1,000.00	922.70	5.19	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	924.20	3.98	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
All Cap Value Trust
Series I — Actual	$1,000.00	$905.90	$4.18	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series II — Actual	1,000.00	904.90	5.14	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	906.10	3.94	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$872.60	$5.05	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	873.20	4.82	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
American Asset Allocation Trust
Series I — Actual	$1,000.00	$959.50	$3.06	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	958.90	3.80	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	961.20	1.33	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American Blue Chip Income and Growth Trust
Series I — Actual	$1,000.00	$954.30	$3.10	0.63%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[2]
Series II — Actual	1,000.00	953.60	3.84	0.78%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[2]
Series III — Actual	1,000.00	955.90	1.38	0.28%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$865.30	$3.01	0.64%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%[2]
Series II — Actual	1,000.00	864.40	3.71	0.79%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%[2]
Series III — Actual	1,000.00	866.80	1.36	0.29%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[2]
American Global Small Capitalization Trust
Series I — Actual	$1,000.00	$802.60	$3.04	0.67%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%[2]
Series II — Actual	1,000.00	802.20	3.72	0.82%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[2]
Series III — Actual	1,000.00	803.70	1.45	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
American Growth Trust
Series I — Actual	$1,000.00	$901.20	$2.97	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	900.70	3.69	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	903.10	1.30	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$938.10	$3.03	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	937.20	3.76	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	939.50	1.32	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American High-Income Bond Trust
Series I — Actual	$1,000.00	$973.00	$3.33	0.67%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%[2]
Series II — Actual	1,000.00	971.50	4.07	0.82%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[2]
Series III — Actual	1,000.00	973.80	1.59	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
American International Trust
Series I — Actual	$1,000.00	$822.40	$2.85	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	821.90	3.54	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	823.60	1.24	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
American New World Trust
Series I — Actual	$1,000.00	$849.30	$3.12	0.67%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%[2]
Series II — Actual	1,000.00	849.10	3.82	0.82%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[2]
Series III — Actual	1,000.00	851.10	1.49	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Balanced Trust
Series I — Actual	$1,000.00	$963.00	$5.29	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.45	1.07%
Series NAV — Actual	1,000.00	964.10	5.04	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	5.19	1.02%
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$951.90	$4.08	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	951.00	5.07	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	952.30	3.84	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$924.50	$3.78	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	922.40	4.75	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	924.00	3.54	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$973.70	$4.53	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series II — Actual	1,000.00	972.10	5.52	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series NAV — Actual	1,000.00	973.30	4.28	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Core Allocation Trust
Series I — Actual	$1,000.00	$938.50	$0.83	0.17%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[2]
Series II — Actual	1,000.00	937.20	1.81	0.37%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[2]
Series NAV — Actual	1,000.00	938.40	0.59	0.12%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Core Allocation Plus Trust
Series I — Actual	$1,000.00	$929.90	$5.06	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series II — Actual	1,000.00	929.60	6.03	1.24%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.31	1.24%
Series NAV — Actual	1,000.00	930.40	4.82	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Core Disciplined Diversification Trust
Series II — Actual	$1,000.00	$938.50	$1.81	0.37%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[2]
Series NAV — Actual	1,000.00	939.80	0.59	0.12%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Core Fundamental Holdings Trust
Series I — Actual	$1,000.00	$970.20	$2.23	0.45%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%[2]
Series II — Actual	1,000.00	969.40	3.23	0.65%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[2]
Series III — Actual	1,000.00	971.60	1.24	0.25%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%[2]
Core Global Diversification Trust
Series I — Actual	$1,000.00	$927.40	$2.19	0.45%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%[2]
Series II — Actual	1,000.00	926.60	3.16	0.65%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[2]
Series III — Actual	1,000.00	928.10	1.21	0.25%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%[2]
Disciplined Diversification Trust
Series I — Actual	$1,000.00	$938.00	$4.49	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	936.90	5.47	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	938.50	4.25	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$756.40	$4.96	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	756.80	4.74	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Equity-Income Trust
Series I — Actual	$1,000.00	$947.50	$4.07	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	946.80	5.05	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	947.80	3.83	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Financial Services Trust
Series I — Actual	$1,000.00	$889.90	$4.48	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	889.00	5.43	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series NAV — Actual	1,000.00	891.00	4.24	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$922.90	$0.58	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	921.00	1.55	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	922.40	0.34	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)
Series I — Actual	$1,000.00	$924.00	$3.69	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	922.70	4.65	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	924.00	3.44	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)
Series I — Actual	$1,000.00	$951.70	$3.25	0.66%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[2]
Series II — Actual	1,000.00	951.20	3.98	0.81%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%[2]
Series III — Actual	1,000.00	954.20	1.53	0.31%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Fundamental Large Cap Value Trust (formerly Optimized Value Trust)
Series I — Actual	$1,000.00	$951.70	$3.84	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	951.00	4.82	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	952.20	3.59	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Fundamental Value Trust
Series I — Actual	$1,000.00	$936.00	$4.15	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	935.30	5.12	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	936.30	3.90	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Global Trust
Series I — Actual	$1,000.00	$862.60	$4.41	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	861.50	5.35	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series NAV — Actual	1,000.00	863.00	4.18	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Global Diversification Trust (formerly American Global Diversification Trust)
Series I — Actual	$1,000.00	$907.30	$3.17	0.66%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[2]
Series II — Actual	1,000.00	906.80	3.89	0.81%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%[2]
Series III — Actual	1,000.00	908.90	1.49	0.31%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Growth Equity Trust
Series NAV — Actual	$1,000.00	$922.10	$3.83	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Health Sciences Trust
Series I — Actual	$1,000.00	$934.90	$5.56	1.14%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series II — Actual	1,000.00	934.10	6.53	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	935.20	5.32	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Heritage Trust
Series NAV — Actual	$1,000.00	$860.40	$4.36	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
International Core Trust
Series I — Actual	$1,000.00	$839.00	$4.96	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series II — Actual	1,000.00	838.20	5.88	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	839.00	4.73	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
International Growth Stock Trust
Series NAV — Actual	$1,000.00	$871.90	$4.62	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
International Opportunities Trust
Series I — Actual	$1,000.00	$844.20	$4.69	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series II — Actual	1,000.00	842.70	5.62	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Series NAV — Actual	1,000.00	844.20	4.46	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
International Small Company Trust
Series I — Actual	$1,000.00	$814.50	$4.16	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series II — Actual	1,000.00	813.30	5.07	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series NAV — Actual	1,000.00	815.00	3.93	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
International Value Trust
Series I — Actual	$1,000.00	$816.80	$4.08	0.89%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series II — Actual	1,000.00	816.10	4.99	1.09%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Series NAV — Actual	1,000.00	817.10	3.85	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Large Cap Trust
Series I — Actual	$1,000.00	$926.20	$4.86	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	924.80	5.82	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	926.50	4.61	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Lifestyle Balanced PS Series
Series II — Actual	$1,000.00	$968.20	$1.98	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%[2]
Lifestyle Conservative PS Series
Series II — Actual	$1,000.00	$1,006.70	$2.02	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%[2]
Lifestyle Growth PS Series
Series II — Actual	$1,000.00	$942.30	$1.96	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%[2]
Lifestyle Moderate PS Series
Series II — Actual	$1,000.00	$984.00	$2.00	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%[2]
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$827.20	$4.28	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	826.10	5.20	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	827.50	4.05	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Mid Cap Value Equity Trust
Series NAV — Actual	$1,000.00	$861.40	$4.46	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Mid Value Trust
Series I — Actual	$1,000.00	$900.60	$4.79	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	898.70	5.74	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	900.90	4.55	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Mutual Shares Trust
Series I — Actual	$1,000.00	$934.60	$5.27	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series NAV — Actual	1,000.00	935.00	5.02	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Natural Resources Trust
Series I — Actual	$1,000.00	$798.30	$5.08	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	797.50	5.98	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	797.90	4.85	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$978.50	$3.94	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	977.40	4.93	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	978.80	3.69	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Science & Technology Trust
Series I — Actual	$1,000.00	$875.90	$5.34	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series II — Actual	1,000.00	875.10	6.29	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.77	1.33%
Series NAV — Actual	1,000.00	876.30	5.11	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$822.20	$5.33	1.16%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.90	1.16%
Series II — Actual	1,000.00	821.30	6.24	1.36%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.92	1.36%
Series NAV — Actual	1,000.00	821.90	5.10	1.11%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$895.60	$4.83	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series II — Actual	1,000.00	894.50	5.78	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Series NAV — Actual	1,000.00	895.60	4.59	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Small Cap Value Trust
Series I — Actual	$1,000.00	$954.40	$5.62	1.14%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series II — Actual	1,000.00	952.90	6.60	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	954.30	5.37	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$876.20	$5.15	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Small Company Value Trust
Series I — Actual	$1,000.00	$934.30	$5.27	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	932.90	6.24	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	934.10	5.02	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Smaller Company Growth Trust
Series I — Actual	$1,000.00	$865.50	$5.03	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series II — Actual	1,000.00	865.00	5.97	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	866.10	4.80	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
U.S. Equity Trust (formerly U.S. Multi Sector Trust)
Series NAV — Actual	$1,000.00	$1,010.70	$4.00	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Utilities Trust
Series I — Actual	$1,000.00	$964.40	$4.80	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series II — Actual	1,000.00	964.50	5.79	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.95	1.17%
Series NAV — Actual	1,000.00	965.60	4.56	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Value Trust
Series I — Actual	$1,000.00	$940.70	$4.11	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	940.20	5.09	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	941.10	3.87	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Value & Restructuring Trust
Series NAV — Actual	$1,000.00	$881.90	$4.13	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios for the year ended 12-31-11 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.80%	Franklin Templeton Founding Allocation Trust	0.85% – 1.03%
Core Allocation Trust	0.48% – 0.99%	Fundamental Holdings Trust	0.29% – 0.60%
Core Disciplined Diversification Trust	0.48% – 0.86%	Global Diversification Trust	0.38% – 0.80%
Core Fundamental Holdings Trust	0.29% – 0.53%	Lifestyle PS Series	0.73% – 1.10%
Core Global Diversification Trust	0.29% – 0.56%

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.05%
Consumer Discretionary - 9.34%
Best Buy Company, Inc.	185,900	$4,344,483	1.24%
Macy’s, Inc.	95,700	3,079,626	0.88%
Viacom, Inc., Class B	79,100	3,591,931	1.03%
OTHER SECURITIES		21,652,995	6.19%
		32,669,035
Consumer Staples - 10.23%
CVS Caremark Corp.	146,100	5,957,958	1.70%
Kraft Foods, Inc., Class A	126,000	4,707,360	1.34%
Philip Morris International, Inc.	99,600	7,816,608	2.23%
Tyson Foods, Inc., Class A	216,700	4,472,688	1.28%
Whole Foods Market, Inc.	38,400	2,671,872	0.76%
OTHER SECURITIES		10,186,146	2.92%
		35,812,632
Energy - 12.31%
Chevron Corp.	90,700	9,650,480	2.76%
ConocoPhillips	95,800	6,980,946	1.99%
Exxon Mobil Corp.	69,200	5,865,392	1.68%
Marathon Oil Corp.	176,100	5,154,447	1.47%
Valero Energy Corp.	206,900	4,355,245	1.24%
OTHER SECURITIES		11,071,233	3.17%
		43,077,743
Financials - 14.01%
Aflac, Inc.	111,700	4,832,142	1.38%
American Express Company	66,800	3,150,956	0.90%
Capital One Financial Corp.	76,200	3,222,498	0.92%
KeyCorp	546,500	4,202,585	1.20%
Rayonier, Inc. (L)	91,800	4,097,034	1.17%
Simon Property Group, Inc.	23,600	3,042,984	0.87%
The Bank of New York Mellon Corp.	139,800	2,783,418	0.80%
The Travelers Companies, Inc.	44,100	2,609,397	0.75%
Zions Bancorporation (L)	207,600	3,379,728	0.97%
OTHER SECURITIES		17,702,116	5.05%
		49,022,858
Health Care - 13.66%
Eli Lilly & Company	129,400	5,377,864	1.54%
Humana, Inc.	42,400	3,714,664	1.06%
Merck & Company, Inc.	192,000	7,238,400	2.07%
Pfizer, Inc.	395,100	8,549,964	2.44%
UnitedHealth Group, Inc.	114,100	5,782,588	1.65%
Viropharma, Inc. (I) (L)	134,400	3,681,216	1.05%
WellPoint, Inc.	74,700	4,948,875	1.41%
OTHER SECURITIES		8,514,581	2.44%
		47,808,152
Industrials - 9.13%
Caterpillar, Inc.	60,700	5,499,420	1.57%
General Dynamics Corp.	75,500	5,013,955	1.43%
Honeywell International, Inc.	66,600	3,619,710	1.03%
Northrop Grumman Corp.	58,191	3,403,010	0.97%
Parker Hannifin Corp.	40,600	3,095,750	0.88%
OTHER SECURITIES		11,328,870	3.25%
		31,960,715
Information Technology - 20.97%
Activision Blizzard, Inc.	244,300	3,009,776	0.86%
Apple, Inc. (I)	16,626	6,733,530	1.92%
Dell, Inc. (I)	317,600	4,646,488	1.33%
IAC/InterActiveCorp	81,600	3,476,160	0.99%
International
Business Machines Corp.	53,655	9,866,081	2.82%
Micron Technology, Inc. (I)	445,400	2,801,566	0.80%
QUALCOMM, Inc.	59,000	3,227,300	0.92%
Western Digital Corp. (I)	84,200	2,605,990	0.74%
Yahoo!, Inc. (I)	261,100	4,211,543	1.20%
OTHER SECURITIES		32,826,234	9.39%
		73,404,668
Materials - 4.21%
CF Industries Holdings, Inc.	33,900	4,914,822	1.40%
Domtar Corp. (L)	51,100	4,085,956	1.17%
OTHER SECURITIES		5,719,819	1.64%
		14,720,597
Telecommunication Services - 2.33%
AT&T, Inc.	86,600	2,618,784	0.75%
Verizon Communications, Inc.	102,500	4,112,300	1.17%
OTHER SECURITIES		1,437,108	0.41%
		8,168,192
Utilities - 2.86%
Ameren Corp.	136,300	4,515,619	1.29%
Duke Energy Corp. (L)	119,500	2,629,000	0.75%
OTHER SECURITIES		2,876,856	0.82%
		10,021,475
TOTAL COMMON STOCKS (Cost $331,032,652)		$346,666,067

SECURITIES LENDING COLLATERAL - 6.70%
John Hancock Collateral
Investment Trust,
0.3780% (W) (Y)	2,343,735	23,453,284	6.70%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,450,736)		$23,453,284

SHORT-TERM INVESTMENTS - 0.78%
Money Market Funds - 0.78%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y)	2,741,465	2,741,465	0.78%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,741,465)		$2,741,465
Total Investments (All Cap Core Trust)
(Cost $357,224,853) - 106.53%		$372,860,816	106.53%
Other Assets And Liabilities, Net - (6.53%)		(22,852,687)	(6.53)%
TOTAL NET ASSETS - 100.00%		$350,008,129	100.00%

All Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.34%
Consumer Discretionary - 11.59%
Ford Motor Company (I)	626,565	$6,741,839	1.52%
Omnicom Group, Inc. (L)	187,231	8,346,758	1.89%
Target Corp.	107,700	5,516,394	1.25%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
The Interpublic Group
of Companies, Inc.	764,000	$7,433,720	1.68%
Time Warner, Inc.	222,700	8,048,378	1.82%
OTHER SECURITIES		15,188,777	3.43%
		51,275,866
Consumer Staples - 9.16%
Archer-Daniels-Midland Company	358,734	10,259,792	2.32%
Beam, Inc.	74,532	3,818,274	0.86%
Bunge, Ltd. (L)	137,855	7,885,306	1.78%
CVS Caremark Corp.	181,700	7,409,726	1.68%
Diageo PLC, ADR	50,100	4,379,742	0.99%
The Coca-Cola Company	63,243	4,425,113	1.00%
OTHER SECURITIES		2,309,750	0.53%
		40,487,703
Energy - 18.89%
Anadarko Petroleum Corp.	139,300	10,632,769	2.40%
Chevron Corp. (L)	61,965	6,593,076	1.49%
Devon Energy Corp.	64,600	4,005,200	0.91%
EQT Corp.	83,439	4,571,623	1.03%
Exxon Mobil Corp.	150,818	12,783,334	2.89%
Halliburton Company	237,059	8,180,906	1.85%
Imperial Oil, Ltd. (L)	88,100	3,918,688	0.89%
Range Resources Corp. (L)	64,200	3,976,548	0.90%
Schlumberger, Ltd.	57,100	3,900,501	0.88%
OTHER SECURITIES		24,976,680	5.65%
		83,539,325
Financials - 18.41%
ACE, Ltd.	68,400	4,796,208	1.08%
Berkshire
Hathaway, Inc., Class B (I)(L)	121,915	9,302,115	2.10%
JPMorgan Chase & Company	138,324	4,599,273	1.04%
Lazard, Ltd., Class A	201,900	5,271,609	1.19%
Marsh & McLennan Companies, Inc.	233,175	7,372,994	1.67%
PNC Financial Services Group, Inc.	179,300	10,340,231	2.34%
State Street Corp.	201,344	8,116,177	1.84%
U.S. Bancorp	225,900	6,110,595	1.38%
OTHER SECURITIES		25,518,562	5.77%
		81,427,764
Health Care - 13.90%
Celgene Corp. (I)(L)	116,816	7,896,762	1.79%
DaVita, Inc. (I)(L)	67,000	5,079,270	1.15%
Express Scripts, Inc. (I)(L)	155,675	6,957,116	1.57%
McKesson Corp.	67,122	5,229,475	1.18%
Teva Pharmaceutical
Industries, Ltd., ADR	241,830	9,760,259	2.21%
Thermo Fisher Scientific, Inc. (I)	113,587	5,108,007	1.15%
UnitedHealth Group, Inc. (L)	90,300	4,576,404	1.03%
Watson Pharmaceuticals, Inc. (I)	65,048	3,924,996	0.89%
OTHER SECURITIES		12,941,374	2.93%
		61,473,663
Industrials - 11.92%
Dover Corp. (L)	98,900	5,741,145	1.30%
Eaton Corp.	101,378	4,412,984	1.00%
Jacobs Engineering Group, Inc. (I)(L)	103,100	4,183,798	0.95%
Pall Corp.	67,280	3,845,052	0.87%
Rockwell Collins, Inc. (L)	97,300	5,387,501	1.22%
Trinity Industries, Inc.	202,286	6,080,717	1.37%
United Technologies Corp.	98,400	7,192,056	1.63%
URS Corp. (I)	135,500	4,758,760	1.08%
OTHER SECURITIES		11,123,418	2.50%
		52,725,431
Information Technology - 6.45%
Anixter International, Inc. (I)	85,600	5,105,184	1.15%
Texas Instruments, Inc. (L)	217,245	6,324,002	1.43%
OTHER SECURITIES		17,106,073	3.87%
		28,535,259
Materials - 7.70%
Air Products & Chemicals, Inc.	54,926	4,679,146	1.06%
Reliance Steel &
Aluminum Company	130,579	6,357,892	1.44%
OTHER SECURITIES		22,996,044	5.20%
		34,033,082
Utilities - 1.32%
NextEra Energy, Inc.	96,120	5,851,786	1.32%
TOTAL COMMON STOCKS (Cost $428,285,401)		$439,349,879

SECURITIES LENDING COLLATERAL - 15.17%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	6,702,310	67,068,674	15.17%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $67,062,915)		$67,068,674
Total Investments (All Cap Value Trust)
(Cost $495,348,316) - 114.51%		$506,418,553	114.51%
Other Assets And Liabilities, Net - (14.51%)		(64,163,087)	(14.51)%
TOTAL NET ASSETS - 100.00%		$442,255,466	100.00%

Alpha Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.70%
Consumer Discretionary - 19.48%
Amazon.com, Inc. (I)	44,760	$7,747,956	0.89%
Comcast Corp., Class A	288,636	6,843,560	0.78%
Comcast Corp., Special Class A	159,680	3,762,061	0.43%
GNC Holdings, Inc., Class A (I)	235,480	6,817,146	0.78%
Johnson Controls, Inc.	158,220	4,945,957	0.56%
Lennar Corp., Class A (L)	265,465	5,216,387	0.60%
Lowe’s Companies, Inc. (L)	532,613	13,517,718	1.54%
Omnicom Group, Inc.	136,577	6,088,603	0.70%
Pulte Group, Inc. (I)(L)	1,707,160	10,772,180	1.23%
Starbucks Corp.	215,160	9,899,512	1.13%
Target Corp.	132,405	6,781,784	0.77%
The Walt Disney Company	178,708	6,701,550	0.77%
OTHER SECURITIES		81,452,915	9.30%
		170,547,329
Consumer Staples - 8.31%
CVS Caremark Corp.	185,541	7,566,362	0.86%
Kraft Foods, Inc., Class A	170,710	6,377,726	0.73%
PepsiCo, Inc.	155,521	10,318,818	1.18%
Philip Morris International, Inc.	78,500	6,160,680	0.70%
Smithfield Foods, Inc. (I)(L)	261,915	6,359,296	0.73%
OTHER SECURITIES		35,968,014	4.11%
		72,750,896
Energy - 9.60%
Anadarko Petroleum Corp.	125,152	9,552,852	1.09%
BG Group PLC	283,854	6,053,845	0.69%
Chesapeake Energy Corp. (L)	304,651	6,790,671	0.78%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy (continued)
Cobalt
International Energy, Inc. (I)(L)	357,835	$5,553,599	0.63%
Occidental Petroleum Corp.	105,016	9,839,999	1.12%
Petroleo Brasileiro SA, ADR	200,872	4,991,669	0.57%
OTHER SECURITIES		41,276,105	4.72%
		84,058,740
Financials - 9.71%
BlackRock, Inc.	36,650	6,532,496	0.75%
JPMorgan Chase & Company	158,743	5,278,205	0.60%
Marsh &
McLennan Companies, Inc.	159,680	5,049,082	0.58%
Wells Fargo & Company	502,068	13,836,994	1.58%
OTHER SECURITIES		54,322,509	6.20%
		85,019,286
Health Care - 12.35%
Biogen Idec, Inc. (I)	58,410	6,428,021	0.73%
Edwards Lifesciences Corp. (I)	87,660	6,197,562	0.71%
Gen-Probe, Inc. (I)	100,560	5,945,107	0.68%
Hologic, Inc. (I)	402,220	7,042,872	0.80%
Intuitive Surgical, Inc. (I)	18,835	8,720,793	1.00%
Medtronic, Inc.	199,610	7,635,083	0.87%
Merck & Company, Inc.	146,200	5,511,740	0.63%
Pfizer, Inc.	345,858	7,484,367	0.85%
SXC Health Solutions Corp. (I)	140,220	7,919,626	0.90%
UnitedHealth Group, Inc.	203,098	10,293,007	1.18%
OTHER SECURITIES		34,975,231	4.00%
		108,153,409
Industrials - 11.47%
General Dynamics Corp.	116,692	7,749,516	0.89%
Lockheed Martin Corp.	77,539	6,272,905	0.72%
Northrop Grumman Corp.	93,213	5,451,096	0.62%
United Parcel Service, Inc., Class B	98,651	7,220,267	0.82%
OTHER SECURITIES		73,716,004	8.42%
		100,409,788
Information Technology - 17.83%
Apple, Inc. (I)	36,552	14,803,560	1.69%
Automatic Data Processing, Inc.	100,877	5,448,367	0.62%
Cadence Design Systems, Inc. (I)	754,710	7,848,975	0.90%
Cisco Systems, Inc.	721,918	13,052,277	1.49%
eBay, Inc. (I)	276,415	8,383,667	0.96%
EMC Corp. (I)(L)	351,690	7,575,403	0.87%
Microsoft Corp.	292,525	7,593,949	0.87%
Skyworks Solutions, Inc. (I)	313,960	5,092,431	0.58%
The Western Union Company	533,715	9,745,636	1.11%
OTHER SECURITIES		76,595,696	8.74%
		156,139,961
Materials - 6.11%		53,466,360	6.11%
Telecommunication Services - 1.10%		9,603,406	1.10%
Utilities - 0.74%		6,470,413	0.74%
TOTAL COMMON STOCKS (Cost $857,490,775)		$846,619,588

PREFERRED SECURITIES - 0.05%
Consumer Staples - 0.05%		425,862	0.05%
TOTAL PREFERRED SECURITIES (Cost $420,301)		$425,862
SECURITIES LENDING COLLATERAL - 8.91%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	7,794,861	78,001,615	8.91%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $77,993,014)		$78,001,615

SHORT-TERM INVESTMENTS - 3.03%
Repurchase Agreement - 3.03%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at
0.060% to be repurchased at
$26,500,177 on 01/03/2012,
collateralized by $26,940,444
Government National Mortgage
Association, 4.500% due
06/15/2040 (valued at $27,030,00,
including interest)	$26,500,000	$26,500,000	3.03%
TOTAL SHORT-TERM
INVESTMENTS (Cost $26,500,000)		$26,500,000
Total Investments (Alpha Opportunities Trust)
(Cost $962,404,090) - 108.69%		$951,547,065	108.69%
Other Assets And Liabilities, Net - (8.69%)		(76,084,333)	(8.69)%
TOTAL NET ASSETS - 100.00%		$875,462,732	100.00%

American Asset Allocation Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation
Fund - Class 1	99,364,472	$1,606,723,514	100.00%
TOTAL INVESTMENT
COMPANIES (Cost $1,372,951,726)		$1,606,723,514
Total Investments (American Asset Allocation Trust)
(Cost $1,372,951,726) - 100.00%		$1,606,723,514	100.00%
Other Assets And Liabilities, Net - 0.00%		22,132	0.00%
TOTAL NET ASSETS - 100.00%		$1,606,745,646	100.00%

American Blue Chip Income and Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.01%
Equity - 100.01%
American Blue Chip Income &
Growth Fund - Class 1	27,724,754	$249,522,786	100.01%
TOTAL INVESTMENT
COMPANIES (Cost $216,541,757)		$249,522,786
Total Investments (American Blue Chip Income and
Growth Trust) (Cost $216,541,757) - 100.01%		$249,522,786	100.01%
Other Assets And Liabilities, Net - (0.01%)		(21,127)	(0.01)%
TOTAL NET ASSETS - 100.00%		$249,501,659	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.01%
Equity - 100.01%
American Global Growth
Fund - Class 1	8,386,213	$162,692,534	100.01%
TOTAL INVESTMENT
COMPANIES (Cost $179,237,635)		$162,692,534
Total Investments (American Global Growth Trust)
(Cost $179,237,635) - 100.01%		$162,692,534	100.01%
Other Assets And Liabilities, Net - (0.01%)		(19,289)	(0.01)%
TOTAL NET ASSETS - 100.00%		$162,673,245	100.00%

American Global Small Capitalization Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.03%
Equity - 100.03%
American Global Small
Capitalization Fund - Class 1	5,018,442	$86,768,865	100.03%
TOTAL INVESTMENT
COMPANIES (Cost $74,047,852)		$86,768,865
Total Investments (American Global Small
Capitalization Trust) (Cost $74,047,852) - 100.03%		$86,768,865	100.03%
Other Assets And Liabilities, Net - (0.03%)		(23,185)	(0.03)%
TOTAL NET ASSETS - 100.00%		$86,745,680	100.00%

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American Growth Fund - Class 1	21,560,331	$1,122,646,461	100.00%
TOTAL INVESTMENT
COMPANIES (Cost $1,141,983,761)		$1,122,646,461
Total Investments (American Growth Trust)
(Cost $1,141,983,761) - 100.00%		$1,122,646,461	100.00%
Other Assets And Liabilities, Net - 0.00%		11,011	0.00%
TOTAL NET ASSETS - 100.00%		$1,122,657,472	100.00%

American Growth-Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American Growth-Income
Fund - Class 1	31,583,943	$1,050,797,789	100.00%
TOTAL INVESTMENT
COMPANIES (Cost $1,025,891,581)		$1,050,797,789
Total Investments (American Growth-Income Trust)
(Cost $1,025,891,581) - 100.00%		$1,050,797,789	100.00%
Other Assets And Liabilities, Net - 0.00%		8,563	0.00%
TOTAL NET ASSETS - 100.00%		$1,050,806,352	100.00%

American High-Income Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.02%
Fixed Income - 100.02%
American High-Income Bond
Fund - Class 1	9,193,344	$96,897,844	100.02%
TOTAL INVESTMENT
COMPANIES (Cost $96,261,947)		$96,897,844
Total Investments (American High-Income Bond
Trust) (Cost $96,261,947) - 100.02%		$96,897,844	100.02%
Other Assets And Liabilities, Net - (0.02%)		(21,342)	(0.02)%
TOTAL NET ASSETS - 100.00%		$96,876,502	100.00%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American International
Fund - Class 1	46,540,837	$707,886,136	100.00%
TOTAL INVESTMENT
COMPANIES (Cost $849,250,588)		$707,886,136
Total Investments (American International Trust)
(Cost $849,250,588) - 100.00%		$707,886,136	100.00%
Other Assets And Liabilities, Net - 0.00%		(1,702)	0.00%
TOTAL NET ASSETS - 100.00%		$707,884,434	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

American New World Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.03%
Equity - 100.03%
American New World Fund - Class 1	3,923,082	$77,088,555	100.03%
TOTAL INVESTMENT
COMPANIES (Cost $76,858,008)		$77,088,555
Total Investments (American New World Trust)
(Cost $76,858,008) - 100.03%		$77,088,555	100.03%
Other Assets And Liabilities, Net - (0.03%)		(20,544)	(0.03)%
TOTAL NET ASSETS - 100.00%		$77,068,011	100.00%

Balanced Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 67.43%
Consumer Discretionary - 11.33%
Amazon.com, Inc. (I)	6,600	$1,142,460	0.86%
priceline.com, Inc. (I)	1,500	701,565	0.53%
Starbucks Corp.	14,650	674,047	0.51%
The Walt Disney Company (L)	14,700	551,250	0.41%
OTHER SECURITIES		12,015,613	9.02%
		15,084,935
Consumer Staples - 3.67%
Nestle SA	9,220	529,346	0.40%
OTHER SECURITIES		4,353,515	3.27%
		4,882,861
Energy - 6.94%
Chevron Corp. (L)	8,690	924,616	0.69%
Exxon Mobil Corp.	9,100	771,316	0.58%
Royal Dutch Shell PLC, ADR	8,700	635,883	0.48%
Royal Dutch Shell PLC,
ADR, Class B	6,900	524,469	0.39%
Schlumberger, Ltd.	13,830	944,727	0.71%
OTHER SECURITIES		5,432,824	4.09%
		9,233,835
Financials - 10.07%
American Express Company	20,930	987,268	0.74%
JPMorgan Chase & Company	23,370	777,053	0.58%
U.S. Bancorp	25,150	680,308	0.51%
Wells Fargo & Company	21,250	585,650	0.44%
OTHER SECURITIES		10,377,308	7.80%
		13,407,587
Health Care - 6.11%
McKesson Corp.	7,170	558,615	0.42%
OTHER SECURITIES		7,568,073	5.69%
		8,126,688
Industrials - 9.79%
Danaher Corp.	20,900	983,136	0.74%
Fastenal Company (L)	12,060	525,937	0.40%
General Electric Company	48,100	861,471	0.65%
Honeywell International, Inc.	10,200	554,370	0.42%
Precision Castparts Corp. (L)	3,100	510,849	0.38%
The Boeing Company	7,520	551,592	0.41%
Union Pacific Corp.	4,700	497,918	0.37%
OTHER SECURITIES		8,540,623	6.42%
		13,025,896
Information Technology - 10.94%
Apple, Inc. (I)	6,500	2,632,500	1.98%
Baidu, Inc., ADR (I)	5,800	675,526	0.51%
Google, Inc., Class A (I)	2,750	1,776,225	1.33%
MasterCard, Inc., Class A	2,250	838,845	0.63%
QUALCOMM, Inc.	13,100	716,570	0.54%
OTHER SECURITIES		7,917,686	5.95%
		14,557,352
Materials - 3.60%
Monsanto Company	8,440	591,391	0.44%
Praxair, Inc. (L)	6,800	726,920	0.55%
OTHER SECURITIES		3,479,867	2.61%
		4,798,178
Telecommunication Services - 2.49%
American Tower Corp., Class A	10,990	659,510	0.50%
AT&T, Inc.	19,420	587,261	0.44%
OTHER SECURITIES		2,067,314	1.55%
		3,314,085
Utilities - 2.49%		3,311,441	2.49%
TOTAL COMMON STOCKS (Cost $85,728,574)		$89,742,858

PREFERRED SECURITIES - 0.24%
Consumer Discretionary - 0.24%		317,002	0.24%
TOTAL PREFERRED SECURITIES (Cost $352,061)		$317,002

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 21.60%
U.S. Treasury Notes - 7.75%
0.995%, 09/30/2016	$1,985,000	$2,006,091	1.51%
1.500%, 12/31/2013	550,000	563,750	0.42%
1.875%, 04/30/2014	1,080,000	1,119,487	0.84%
2.125%, 11/30/2014
to 08/15/2021	2,710,000	2,823,694	2.12%
2.500%, 03/31/2015	1,170,000	1,247,786	0.94%
2.625%, 12/31/2014	615,000	655,984	0.49%
2.750%, 11/30/2016	700,000	764,476	0.57%
3.125%, 05/15/2019
to 05/15/2021	730,000	816,808	0.61%
OTHER SECURITIES		321,592	0.25%
		10,319,668
U.S. Treasury Bonds - 2.15%
4.500%, 02/15/2036
to 08/15/2039	793,000	1,045,242	0.79%
OTHER SECURITIES		1,811,669	1.36%
		2,856,911
Federal Home Loan Bank - 0.32%		431,789	0.32%
Federal Home Loan Mortgage Corp. - 2.08%
4.500%, 12/01/2039
to 12/01/2040	1,141,287	1,209,522	0.91%
4.750%, 11/17/2015	580,000	664,392	0.50%
OTHER SECURITIES		886,924	0.67%
		2,760,838
Federal National Mortgage Association - 9.15%
3.000%, 09/16/2014	600,000	639,670	0.48%
3.500%, 11/01/2025
to 12/01/2041	654,817	681,458	0.51%
4.000%, 07/01/2025
to 07/01/2041	1,907,112	2,008,435	1.51%
4.500%, 05/01/2024
to 07/01/2041	2,135,841	2,273,669	1.71%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.000%, 02/01/2021
to 07/01/2041	$2,317,888	$2,502,900	1.88%
5.500%, 07/01/2022
to 05/01/2040	1,542,728	1,679,291	1.26%
6.000%, 04/01/2035
to 10/01/2038	1,535,601	1,691,702	1.27%
OTHER SECURITIES		700,099	0.53%
		12,177,224
Government National Mortgage Association - 0.15%		193,464	0.15%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $27,723,152)		$28,739,894

FOREIGN GOVERNMENT
OBLIGATIONS - 0.50%
Brazil - 0.09%		118,250	0.09%
Canada - 0.31%		415,352	0.31%
Italy - 0.02%		22,848	0.02%
Mexico - 0.04%		59,425	0.04%
Sweden - 0.04%		49,108	0.04%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $639,770)		$664,983

CORPORATE BONDS - 7.29%
Consumer Discretionary - 0.60%		804,622	0.60%
Consumer Staples - 0.37%		492,670	0.37%
Energy - 0.83%		1,102,240	0.83%
Financials - 3.04%		4,047,859	3.04%
Health Care - 0.45%		599,092	0.45%
Industrials - 0.50%		660,167	0.50%
Information Technology - 0.14%		185,245	0.14%
Materials - 0.46%		618,290	0.46%
Telecommunication Services - 0.36%		477,527	0.36%
Utilities - 0.54%		712,989	0.54%
TOTAL CORPORATE BONDS (Cost $9,127,262)		$9,700,701
Municipal Bonds 0.24%		325,251	0.24%
TOTAL MUNICIPAL BONDS (Cost $270,575)		$325,251

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.93%
Commercial & Residential - 0.93%		1,235,118	0.93%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,162,915)		$1,235,118
Asset Backed Securities 0.72%		954,480	0.72%
TOTAL ASSET BACKED
SECURITIES (Cost $943,823)		$954,480
Investment Companies 0.01%		16,736	0.01%
TOTAL INVESTMENT COMPANIES (Cost $15,780)		$16,736
SECURITIES LENDING COLLATERAL - 6.99%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	929,356	9,299,880	6.99%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,299,131)		$9,299,880

SHORT-TERM INVESTMENTS - 0.84%
Money Market Funds - 0.84%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	891,368	891,368	0.67%
OTHER SECURITIES		223,818	0.17%
		1,115,186
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,115,186)		$1,115,186
Total Investments (Balanced Trust)
(Cost $136,378,229) - 106.79%		$142,112,089	106.79%
Other Assets And Liabilities, Net - (6.79%)		(9,030,853)	(6.79)%
TOTAL NET ASSETS - 100.00%		$133,081,236	100.00%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.62%
Consumer Discretionary - 22.27%
Amazon.com, Inc. (I)	365,389	$63,248,836	3.75%
Bed Bath & Beyond, Inc. (I)	182,400	10,573,728	0.63%
Carnival Corp.	415,200	13,552,128	0.80%
Discovery
Communications, Inc., Series C (I)	303,300	11,434,410	0.68%
Las Vegas Sands Corp. (I)	435,600	18,613,188	1.10%
Marriott
International, Inc., Class A (L)	508,229	14,825,040	0.88%
McDonald’s Corp.	181,900	18,250,027	1.08%
NIKE, Inc., Class B	202,400	19,505,288	1.16%
O’Reilly Automotive, Inc. (I)	198,700	15,886,065	0.94%
priceline.com, Inc. (I)	80,400	37,603,884	2.23%
Ralph Lauren Corp.	120,900	16,693,872	0.99%
Starbucks Corp.	787,800	36,246,678	2.15%
Starwood Hotels &
Resorts Worldwide, Inc.	299,100	14,347,827	0.85%
OTHER SECURITIES		84,590,896	5.03%
		375,371,867
Consumer Staples - 0.77%		13,030,221	0.77%
Energy - 7.72%
Cameron International Corp. (I)	259,700	12,774,643	0.76%
Concho Resources, Inc. (I)	130,700	12,253,125	0.73%
EOG Resources, Inc.	168,400	16,589,084	0.98%
Schlumberger, Ltd.	543,392	37,119,108	2.20%
OTHER SECURITIES		51,355,884	3.05%
		130,091,844
Financials - 7.65%
American Express Company	471,952	22,261,976	1.32%
Franklin Resources, Inc.	287,065	27,575,464	1.64%
IntercontinentalExchange, Inc. (I)	106,300	12,814,465	0.76%
Invesco, Ltd.	784,900	15,768,641	0.94%
OTHER SECURITIES		50,559,081	2.99%
		128,979,627

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care - 8.91%
Allergan, Inc.	161,600	$14,178,784	0.84%
Biogen Idec, Inc. (I)	152,000	16,727,600	0.99%
Cardinal Health, Inc.	309,300	12,560,673	0.75%
Celgene Corp. (I)	338,900	22,909,640	1.36%
Express Scripts, Inc. (I)	410,400	18,340,776	1.09%
McKesson Corp.	399,600	31,132,836	1.85%
OTHER SECURITIES		34,355,743	2.03%
		150,206,052
Industrials - 15.53%
Danaher Corp.	1,166,026	54,849,863	3.25%
Fastenal Company (L)	606,400	26,445,104	1.57%
FedEx Corp.	312,800	26,121,928	1.55%
Honeywell International, Inc.	194,100	10,549,335	0.63%
Precision Castparts Corp.	170,400	28,080,216	1.67%
The Boeing Company	189,700	13,914,495	0.83%
Union Pacific Corp.	254,700	26,982,918	1.60%
United Technologies Corp.	230,200	16,825,318	1.00%
W.W. Grainger, Inc. (L)	73,100	13,683,589	0.81%
OTHER SECURITIES		44,223,580	2.62%
		261,676,346
Information Technology - 30.75%
Apple, Inc. (I)	356,400	144,342,000	8.56%
Baidu, Inc., ADR (I)	326,200	37,992,514	2.25%
Broadcom Corp., Class A	600,000	17,616,000	1.05%
eBay, Inc. (I)	575,478	17,454,248	1.04%
EMC Corp. (I)(L)	720,100	15,510,954	0.92%
Facebook, Inc., Class A	102,631	3,196,658	0.19%
Facebook, Inc., Class B	304,677	9,489,805	0.56%
Google, Inc., Class A (I)	149,166	96,346,319	5.72%
MasterCard, Inc., Class A	124,200	46,304,244	2.75%
QUALCOMM, Inc.	716,577	39,196,762	2.33%
Tencent Holdings, Ltd.	733,100	14,753,767	0.88%
Visa, Inc., Class A	231,400	23,494,042	1.39%
OTHER SECURITIES		52,473,638	3.11%
		518,170,951
Materials - 3.86%
Monsanto Company	206,904	14,497,763	0.86%
Praxair, Inc.	377,300	40,333,370	2.39%
OTHER SECURITIES		10,233,790	0.61%
		65,064,923
Telecommunication Services - 2.16%
American Tower Corp., Class A	605,538	36,338,334	2.16%
TOTAL COMMON STOCKS (Cost $1,312,080,493)		$1,678,930,165

SECURITIES LENDING COLLATERAL - 2.24%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,774,645	37,772,117	2.24%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,767,846)		$37,772,117

SHORT-TERM INVESTMENTS - 0.32%
Money Market Funds - 0.32%		5,420,036	0.32%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,420,036)		$5,420,036
Total Investments (Blue Chip Growth Trust)
(Cost $1,355,268,375) - 102.18%		$1,722,122,318	102.18%
Other Assets And Liabilities, Net - (2.18%)		(36,738,864)	(2.18)%
TOTAL NET ASSETS - 100.00%		$1,685,383,454	100.00%

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.55%
Consumer Discretionary - 24.71%
Amazon.com, Inc. (I)	216,640	$37,500,384	3.67%
Bed Bath & Beyond, Inc. (I)	185,566	10,757,261	1.05%
BorgWarner, Inc. (I)(L)	165,269	10,534,250	1.03%
Chipotle Mexican Grill, Inc. (I)	42,106	14,220,880	1.39%
Coach, Inc.	175,623	10,720,028	1.05%
Harley-Davidson, Inc.	274,119	10,655,006	1.04%
Lululemon Athletica, Inc. (I)(L)	205,478	9,587,603	0.94%
McDonald’s Corp.	190,920	19,155,004	1.87%
NIKE, Inc., Class B	225,479	21,729,411	2.12%
priceline.com, Inc. (I)	26,347	12,322,755	1.20%
Ralph Lauren Corp.	119,749	16,534,942	1.62%
Starbucks Corp.	554,482	25,511,717	2.49%
The Walt Disney Company	285,032	10,688,700	1.05%
OTHER SECURITIES		42,796,343	4.19%
		252,714,284
Consumer Staples - 6.44%
Costco Wholesale Corp.	240,813	20,064,539	1.96%
Mead Johnson Nutrition Company	186,703	12,832,097	1.25%
The Estee Lauder
Companies, Inc., Class A	150,932	16,952,682	1.66%
Whole Foods Market, Inc.	230,712	16,052,941	1.57%
		65,902,259
Energy - 7.18%
Anadarko Petroleum Corp.	146,105	11,152,195	1.09%
Concho Resources, Inc. (I)	118,332	11,093,625	1.08%
National Oilwell Varco, Inc.	178,454	12,133,087	1.19%
Occidental Petroleum Corp.	124,644	11,679,143	1.14%
Schlumberger, Ltd.	265,029	18,104,131	1.77%
OTHER SECURITIES		9,256,689	0.91%
		73,418,870
Financials - 2.74%
American Express Company	396,124	18,685,169	1.83%
OTHER SECURITIES		9,307,417	0.91%
		27,992,586
Health Care - 14.61%
Agilent Technologies, Inc. (I)	351,583	12,280,794	1.20%
Allergan, Inc.	214,038	18,779,694	1.84%
Bristol-Myers Squibb Company	366,397	12,911,830	1.26%
Celgene Corp. (I)	305,339	20,640,916	2.02%
Express Scripts, Inc. (I)	212,033	9,475,755	0.93%
Johnson & Johnson	179,643	11,780,988	1.15%
Novo Nordisk A/S, ADR	154,754	17,836,946	1.74%
Shire PLC, ADR (L)	234,484	24,362,888	2.38%
OTHER SECURITIES		21,318,648	2.09%
		149,388,459
Industrials - 6.76%
Precision Castparts Corp.	158,020	26,040,116	2.55%
The Boeing Company	227,421	16,681,330	1.63%
Union Pacific Corp.	127,524	13,509,893	1.32%
United Technologies Corp.	138,570	10,128,081	0.99%
OTHER SECURITIES		2,724,591	0.27%
		69,084,011
Information Technology - 32.32%
Apple, Inc. (I)	153,076	61,995,780	6.06%
Baidu, Inc., ADR (I)	158,019	18,404,473	1.80%
EMC Corp. (I)(L)	865,099	18,634,232	1.82%
Google, Inc., Class A (I)	40,857	26,389,536	2.58%
International
Business Machines Corp.	136,382	25,077,922	2.45%
MasterCard, Inc., Class A	81,599	30,421,739	2.97%
NetApp, Inc. (I)(L)	314,478	11,406,117	1.12%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Oracle Corp.	689,962	$17,697,525	1.73%
QUALCOMM, Inc.	366,899	20,069,375	1.96%
Red Hat, Inc. (I)	237,013	9,786,267	0.96%
Salesforce.com, Inc. (I)(L)	182,122	18,478,098	1.81%
Visa, Inc., Class A	101,127	10,267,424	1.00%
VMware, Inc., Class A (I)	196,744	16,367,133	1.60%
OTHER SECURITIES		45,559,823	4.46%
		330,555,444
Materials - 2.91%
Monsanto Company	332,363	23,288,675	2.28%
OTHER SECURITIES		6,446,328	0.63%
		29,735,003
Telecommunication Services - 1.88%
American Tower Corp., Class A	320,820	19,252,408	1.88%
TOTAL COMMON STOCKS (Cost $849,836,318)		$1,018,043,324

SECURITIES LENDING COLLATERAL - 5.46%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	5,583,100	55,868,965	5.46%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $55,862,225)		$55,868,965

SHORT-TERM INVESTMENTS - 0.40%
Money Market Funds - 0.40%		4,026,965	0.40%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,026,965)		$4,026,965
Total Investments (Capital Appreciation Trust)
(Cost $909,725,508) - 105.41%		$1,077,939,254	105.41%
Other Assets And Liabilities, Net - (5.41%)		(55,286,145)	(5.41)%
TOTAL NET ASSETS - 100.00%		$1,022,653,109	100.00%

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 67.12%
Consumer Discretionary - 9.14%
Dollar General Corp. (I)(L)	55,300	$2,275,042	0.71%
General Motors Company (I)	130,700	2,649,289	0.83%
Kohl’s Corp. (L)	138,900	6,854,715	2.15%
The Walt Disney Company (L)	171,800	6,442,500	2.02%
Time Warner, Inc.	53,900	1,947,946	0.61%
TRW Automotive Holdings Corp. (I)	59,700	1,946,220	0.61%
OTHER SECURITIES		7,001,909	2.21%
		29,117,621
Consumer Staples - 6.39%
General Mills, Inc.	160,800	6,497,928	2.04%
Kellogg Company (L)	82,600	4,177,082	1.31%
PepsiCo, Inc. (L)	44,400	2,945,940	0.92%
Philip Morris International, Inc. (L)	25,400	1,993,392	0.63%
The Procter & Gamble Company (E)	68,537	4,572,103	1.44%
OTHER SECURITIES		175,304	0.05%
		20,361,749
Energy - 7.30%
El Paso Corp.	224,700	5,970,279	1.87%
EOG Resources, Inc.	22,700	2,236,177	0.70%
Exxon Mobil Corp.	21,100	1,788,436	0.56%
Spectra Energy Corp. (L)	177,200	5,448,900	1.71%
The Williams Companies, Inc.	66,400	2,192,528	0.69%
Weatherford International, Ltd. (I)	132,700	1,942,728	0.61%
OTHER SECURITIES		3,666,747	1.16%
		23,245,795
Financials - 7.89%
BlackRock, Inc.	13,700	2,441,888	0.77%
Invesco, Ltd.	87,500	1,757,875	0.55%
JPMorgan Chase & Company (E)	108,200	3,597,650	1.13%
U.S. Bancorp	368,900	9,978,745	3.13%
Wells Fargo & Company (E)	65,400	1,802,424	0.57%
OTHER SECURITIES		5,554,836	1.74%
		25,133,418
Health Care - 9.84%
Pfizer, Inc. (E)	554,070	11,990,075	3.76%
Quest Diagnostics, Inc. (L)	69,400	4,029,364	1.26%
Thermo Fisher Scientific, Inc. (I)	261,000	11,737,170	3.68%
OTHER SECURITIES		3,595,171	1.14%
		31,351,780
Industrials - 9.85%
Cooper Industries PLC	122,700	6,644,205	2.09%
Danaher Corp.	157,800	7,422,912	2.33%
Ingersoll-Rand PLC (L)	172,600	5,259,122	1.65%
Pall Corp.	31,700	1,811,655	0.57%
United Technologies Corp.	111,500	8,149,535	2.56%
OTHER SECURITIES		2,077,764	0.65%
		31,365,193
Information Technology - 10.50%
Accenture PLC, Class A	40,500	2,155,815	0.68%
Amdocs, Ltd. (I)	80,900	2,308,077	0.72%
Apple, Inc. (I)	13,600	5,508,000	1.73%
Cisco Systems, Inc. (E)	99,000	1,789,920	0.56%
Fiserv, Inc. (I)	70,400	4,135,296	1.30%
Google, Inc., Class A (I)	9,100	5,877,690	1.85%
International
Business Machines Corp.	24,400	4,486,672	1.41%
TE Connectivity, Ltd.	88,600	2,729,766	0.86%
Texas Instruments, Inc.	93,500	2,721,785	0.85%
OTHER SECURITIES		1,725,903	0.54%
		33,438,924
Materials - 0.84%		2,683,368	0.84%
Telecommunication Services - 3.08%
AT&T, Inc. (E)	324,200	9,803,808	3.08%
Utilities - 2.29%
Edison International	49,800	2,061,720	0.65%
The AES Corp. (I)	146,400	1,733,376	0.54%
OTHER SECURITIES		3,518,749	1.10%
		7,313,845
TOTAL COMMON STOCKS (Cost $195,699,101)		$213,815,501

PREFERRED SECURITIES - 1.73%
Consumer Discretionary - 0.70%		2,230,800	0.70%
Consumer Staples - 0.13%		416,750	0.13%
Financials - 0.58%		1,841,055	0.58%
Utilities - 0.32%		1,010,100	0.32%
TOTAL PREFERRED SECURITIES (Cost $5,932,039)		$5,498,705

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS - 6.90%
Consumer Discretionary - 1.16%		$3,695,783	1.16%
Consumer Staples - 0.16%		513,739	0.16%
Energy - 1.69%		5,374,170	1.69%
Financials - 0.32%		1,012,950	0.32%
Industrials - 0.89%		2,833,682	0.89%
Information Technology - 0.26%		820,682	0.26%
Materials - 0.23%		748,707	0.23%
Telecommunication Services - 1.70%
Crown Castle International Corp.
9.000%,	$2,925,000	3,169,969	1.00%
OTHER SECURITIES		2,237,110	0.70%
		5,407,079
Utilities - 0.49%		1,569,532	0.49%
TOTAL CORPORATE BONDS (Cost $20,709,396)		$21,976,324

CONVERTIBLE BONDS - 1.94%
Consumer Discretionary - 0.72%		2,288,933	0.72%
Energy - 0.34%		1,080,416	0.34%
Financials - 0.42%		1,335,330	0.42%
Health Care - 0.04%		148,806	0.04%
Industrials - 0.03%		90,375	0.03%
Information Technology - 0.31%		994,260	0.31%
Telecommunication Services - 0.08%		258,484	0.08%
TOTAL CONVERTIBLE BONDS (Cost $4,352,758)		$6,196,604

TERM LOANS (M) - 9.93%
Consumer Discretionary - 4.20%
CSC Holdings LLC
2.044%, 03/29/2016	2,536,861	2,478,990	0.78%
Dollar General Corp.
3.114%, 07/07/2014	1,750,000	1,748,532	0.55%
Federal-Mogul Corp.
2.209%, 12/29/2014	2,610,878	2,409,624	0.76%
Federal-Mogul Corp.
2.216%, 12/28/2015	2,314,178	2,135,794	0.67%
OTHER SECURITIES		4,602,064	1.44%
		13,375,004
Health Care - 0.30%		954,051	0.30%
Financials - 0.48%		1,519,819	0.48%
Information Technology - 0.40%		1,292,075	0.40%
Telecommunication Services - 0.61%		1,929,927	0.61%
Consumer Staples - 3.63%
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	8,111,365	7,967,729	2.50%
Reynolds Group Holdings, Inc.
6.500%, 02/09/2018	1,939,098	1,916,678	0.60%
OTHER SECURITIES		1,678,734	0.53%
		11,563,141
Industrials - 0.31%		989,690	0.31%
TOTAL TERM LOANS (Cost $32,001,885)		$31,623,707
SECURITIES LENDING COLLATERAL - 7.24%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,305,263	23,068,302	7.24%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,066,931)		$23,068,302

SHORT-TERM INVESTMENTS - 10.86%
Money Market Funds - 10.86%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y) 34,592,730		34,592,730	10.86%
TOTAL SHORT-TERM
INVESTMENTS (Cost $34,592,730)		$34,592,730
Total Investments (Capital Appreciation Value Trust)
(Cost $316,354,840) - 105.72%		$336,771,873	105.72%
Other Assets And Liabilities, Net - (5.72%)		(18,224,470)	(5.72)%
TOTAL NET ASSETS - 100.00%		$318,547,403	100.00%

Core Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.03%
Affiliated Investment Companies - 100.03%
Equity - 87.30%
John Hancock Variable
Insurance Trust (G) - 87.30%
500 Index, Series NAV
(John Hancock) (A)(2)	1,249,973	$13,524,708	11.73%
Core Allocation Plus,
Series NAV (Wellington)	6,963,588	69,009,161	59.84%
International Index, Series NAV
(John Hancock) (A)(2)	688,510	10,004,050	8.68%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	396,408	6,639,826	5.76%
Small Cap Index, Series NAV
(John Hancock) (A)(2)	113,245	1,490,309	1.29%
		100,668,054
		100,668,054
Fixed Income - 12.73%
John Hancock Variable
Insurance Trust (G) - 12.73%
Total Bond Market A,
Series NAV (Declaration) (A)	1,026,883	14,684,429	12.73%
		115,352,483
TOTAL INVESTMENT
COMPANIES (Cost $119,527,962)		$115,352,483
Total Investments (Core Allocation Trust)
(Cost $119,527,962) - 100.03%		$115,352,483	100.03%
Other Assets And Liabilities, Net - (0.03%)		(37,490)	(0.03)%
TOTAL NET ASSETS - 100.00%		$115,314,993	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 59.26%
Consumer Discretionary - 9.94%
Amazon.com, Inc. (I)	5,280	$913,968	0.38%
Chipotle Mexican Grill, Inc. (I)(L)	2,530	854,444	0.35%
Limited Brands, Inc. (L)	19,120	771,492	0.32%
NIKE, Inc., Class B	8,000	770,960	0.32%
Starbucks Corp.	21,500	989,215	0.41%
OTHER SECURITIES		19,804,123	8.16%
		24,104,202
Consumer Staples - 3.90%
Altria Group, Inc.	26,930	798,475	0.33%
CVS Caremark Corp.	30,800	1,256,024	0.52%
Wal-Mart Stores, Inc. (L)	13,060	780,466	0.32%
OTHER SECURITIES		6,620,946	2.73%
		9,455,911
Energy - 6.21%
Chevron Corp.	14,330	1,524,712	0.63%
ConocoPhillips	12,100	881,727	0.36%
Exxon Mobil Corp.	29,275	2,481,349	1.02%
The Williams Companies, Inc.	30,900	1,020,318	0.42%
OTHER SECURITIES		9,143,415	3.78%
		15,051,521
Financials - 7.35%
JPMorgan Chase & Company	40,920	1,360,590	0.56%
PNC Financial Services Group, Inc.	14,890	858,706	0.35%
Wells Fargo & Company	53,600	1,477,216	0.61%
OTHER SECURITIES		14,130,622	5.83%
		17,827,134
Health Care - 7.32%
Abbott Laboratories	21,530	1,210,632	0.50%
Amgen, Inc.	18,660	1,198,159	0.49%
Biogen Idec, Inc. (I)	6,770	745,039	0.31%
Eli Lilly & Company (L)	39,080	1,624,165	0.67%
Intuitive Surgical, Inc. (I)(L)	3,490	1,615,905	0.67%
Johnson & Johnson	11,610	761,384	0.31%
Merck & Company, Inc.	28,610	1,078,597	0.44%
Pfizer, Inc.	63,555	1,375,330	0.57%
UnitedHealth Group, Inc.	14,400	729,792	0.30%
OTHER SECURITIES		7,403,738	3.06%
		17,742,741
Industrials - 7.10%
Donaldson Company, Inc.	14,300	973,544	0.40%
General Electric Company	68,280	1,222,895	0.50%
Pall Corp.	15,400	880,110	0.36%
OTHER SECURITIES		14,143,500	5.84%
		17,220,049
Information Technology - 12.18%
Apple, Inc. (I)	8,550	3,462,750	1.43%
Cisco Systems, Inc.	65,150	1,177,912	0.49%
Comverse Technology, Inc. (I)	206,301	1,415,225	0.58%
Google, Inc., Class A (I)	1,500	968,850	0.40%
Intel Corp.	53,000	1,285,250	0.53%
International
Business Machines Corp.	6,660	1,224,641	0.51%
MasterCard, Inc., Class A	3,960	1,476,367	0.61%
Microsoft Corp.	54,190	1,406,772	0.58%
Oracle Corp.	43,960	1,127,574	0.46%
The Western Union Company	83,200	1,519,232	0.63%
OTHER SECURITIES		14,462,714	5.96%
		29,527,287
Materials - 2.32%		5,621,880	2.32%
Telecommunication Services - 1.20%
AT&T, Inc.	28,060	848,534	0.35%
Verizon Communications, Inc.	29,930	1,200,792	0.50%
OTHER SECURITIES		872,998	0.35%
		2,922,324
Utilities - 1.74%		4,227,778	1.74%
TOTAL COMMON STOCKS (Cost $144,120,296)		$143,700,827

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 12.44%
U.S. Treasury Bonds - 1.61%
4.250%, 05/15/2039 (D)(F)	$675,000	$857,145	0.35%
4.750%, 02/15/2041	1,050,000	1,444,242	0.60%
OTHER SECURITIES		1,610,224	0.66%
		3,911,611
U.S. Treasury Notes - 3.58%
0.625%, 07/15/2014	2,350,000	2,368,358	0.98%
0.750%, 12/15/2013	1,850,000	1,867,995	0.77%
3.125%, 08/31/2013	3,075,000	3,221,902	1.33%
4.250%, 11/15/2014	1,100,000	1,221,602	0.50%
		8,679,857
Federal Home Loan Mortgage Corp. - 0.38%		928,345	0.38%
Federal National Mortgage Association - 5.37%
3.500%, TBA (C)	1,000,000	1,028,716	0.42%
4.000%, TBA (C)	8,500,000	8,928,806	3.68%
5.500%, TBA (C)	1,800,000	1,960,046	0.81%
OTHER SECURITIES		1,105,299	0.46%
		13,022,867
Government National Mortgage Association - 1.50%
4.000%, TBA (C)	3,000,000	3,218,140	1.33%
OTHER SECURITIES		405,037	0.17%
		3,623,177
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $29,088,058)		$30,165,857

FOREIGN GOVERNMENT
OBLIGATIONS - 0.39%
Brazil - 0.27%		661,631	0.27%
Mexico - 0.07%		161,000	0.07%
Qatar - 0.05%		125,580	0.05%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $912,495)		$948,211

CORPORATE BONDS - 14.13%
Consumer Discretionary - 1.91%		4,631,498	1.91%
Consumer Staples - 1.22%		2,948,691	1.22%
Energy - 1.11%		2,696,283	1.11%
Financials - 5.49%		13,324,472	5.49%
Health Care - 0.91%		2,197,168	0.91%
Industrials - 0.47%		1,141,888	0.47%
Information Technology - 0.35%		837,154	0.35%
Materials - 0.51%		1,246,828	0.51%
Telecommunication Services - 0.92%		2,221,515	0.92%
Utilities - 1.24%		3,008,737	1.24%
TOTAL CORPORATE BONDS (Cost $32,195,234)		$34,254,234

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Municipal Bonds - 1.12%		$2,720,381	1.12%
TOTAL MUNICIPAL BONDS (Cost $2,318,490)		$2,720,381

CAPITAL PREFERRED SECURITIES - 0.06%
Financials - 0.06%		149,776	0.06%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $140,119)		$149,776
Collateralized Mortgage
Obligations 0.66%		1,595,156	0.66%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,405,887)		$1,595,156
Asset Backed Securities 0.26%		625,557	0.26%
TOTAL ASSET BACKED
SECURITIES (Cost $609,555)		$625,557

PREFERRED SECURITIES - 0.24%
Consumer Staples - 0.24%		581,049	0.24%
TOTAL PREFERRED SECURITIES (Cost $573,168)		$581,049
Investment Companies 0.11%		263,550	0.11%
TOTAL INVESTMENT COMPANIES (Cost $261,073)		$263,550

SECURITIES LENDING COLLATERAL - 6.60%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,599,058	16,001,456	6.60%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,000,198)		$16,001,456

SHORT-TERM INVESTMENTS - 16.04%
Repurchase Agreement - 16.04%
Bank of America Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.0400% to be
repurchased at $38,900,173 on
01/03/2012, collateralized by
$17,905,780 Federal Home Loan
Mortgage Corp., 4.750% due
11/17/2015 (valued at
$17,994,589, including interest)
and $21,684,482 Federal National
Mortgage Association Discount
Notes due 05/01/2012 (valued at
$21,684,482, including interest)	$38,900,000	$38,900,000	16.04%
TOTAL SHORT-TERM
INVESTMENTS (Cost $38,900,000)		$38,900,000
Total Investments (Core Allocation Plus Trust)
(Cost $266,524,573) - 111.31%		$269,906,054	111.31%
Other Assets And Liabilities, Net - (11.31%)		(27,414,172)	(11.31)%
TOTAL NET ASSETS - 100.00%		$242,491,882	100.00%

Core Disciplined Diversification Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 87.99%
John Hancock Variable
Insurance Trust (G) - 87.99%
500 Index, Series NAV
(John Hancock) (A)(2)	2,182,931	$23,619,308	12.43%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	189,742	3,178,179	1.67%
Small Cap Index, Series NAV
(John Hancock) (2)(A)	263,654	3,469,686	1.83%
International Index, Series NAV
(John Hancock) (2)(A)	1,572,349	22,846,231	12.02%
Disciplined Diversification,
Series NAV (DFA)	9,716,020	114,066,075	60.04%
		167,179,479
Fixed Income - 12.03%
John Hancock Variable
Insurance Trust (G) - 12.03%
Total Bond Market A,
Series NAV (Declaration) (A)	1,597,639	22,846,231	12.03%
		190,025,710
TOTAL INVESTMENT
COMPANIES (Cost $190,008,171)		$190,025,710
Total Investments (Core Disciplined Diversification
Trust) (Cost $190,008,171) - 100.02%		$190,025,710	100.02%
Other Assets And Liabilities, Net - (0.02%)		(38,073)	(0.02)%
TOTAL NET ASSETS - 100.00%		$189,987,637	100.00%

Core Fundamental Holdings Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.99%
Equity - 23.96%
John Hancock Variable
Insurance Trust (G) - 23.96%
500 Index, Series NAV
(John Hancock) (2)(A)	4,851,280	$52,490,844	18.75%
International Index, Series NAV
(John Hancock) (2)(A)	1,003,105	14,575,113	5.21%
		67,065,957
Fixed Income - 16.03%
John Hancock Variable
Insurance Trust (G) - 16.03%
Total Bond Market A,
Series NAV (Declaration) (A)	3,136,119	44,846,501	16.03%
		111,912,458
American Funds Insurance Series - 60.02%
Equity - 35.99%
American International
Fund - Class 1	1,437,388	21,862,669	7.81%
American Growth-Income
Fund - Class 1	1,185,529	39,442,540	14.09%
American Growth Fund - Class 1	378,846	19,726,528	7.05%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Fundamental Holdings Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES (continued)
Equity (continued)
American Blue Chip Income &
Growth Fund - Class 1	2,187,911	$19,691,199	7.04%
Fixed Income - 24.03%
American U.S. Government
Fund - Class 1	5,174,596	67,269,752	24.03%
		167,992,688
TOTAL INVESTMENT
COMPANIES (Cost $268,061,343)		$279,905,146
Total Investments (Core Fundamental Holdings
Trust) (Cost $268,061,343) - 100.01%		$279,905,146	100.01%
Other Assets And Liabilities, Net - (0.01%)		(33,943)	(0.01)%
TOTAL NET ASSETS - 100.00%		$279,871,203	100.00%

Core Global Diversification Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.97%
Equity - 25.89%
John Hancock Variable
Insurance Trust (G) - 25.89%
500 Index, Series NAV
(John Hancock) (A)(2)	2,542,857	$27,513,708	9.03%
International Index, Series NAV
(John Hancock) (A)(2)	3,534,232	51,352,391	16.86%
		78,866,099
Fixed Income - 14.08%
John Hancock Variable
Insurance Trust (G) - 14.08%
Total Bond Market A,
Series NAV (Declaration) (A)	2,998,657	42,880,794	14.08%
		121,746,893
American Funds Insurance Series - 60.04%
Equity - 38.92%
American International
Fund - Class 1	3,356,654	51,054,704	16.76%
American Global Growth
Fund - Class 1	2,705,402	52,484,803	17.23%
American Growth-Income
Fund - Class 1	451,097	15,007,997	4.93%
Fixed Income - 21.12%
American U.S. Government
Fund - Class 1	4,947,784	64,321,192	21.12%
		182,868,696
TOTAL INVESTMENT
COMPANIES (Cost $313,613,530)		$304,615,589
Total Investments (Core Global Diversification
Trust) (Cost $313,613,530) - 100.01%		$304,615,589	100.01%
Other Assets And Liabilities, Net - (0.01%)		(33,130)	(0.01)%
TOTAL NET ASSETS - 100.00%		$304,582,459	100.00%

Disciplined Diversification Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 70.41%
Consumer Discretionary - 8.76%		$29,565,908	8.76%
Consumer Staples - 6.77%
Philip Morris International, Inc. (L)	13,407	1,052,181	0.31%
The Coca-Cola Company	16,579	1,160,033	0.34%
The Procter & Gamble Company	26,447	1,764,279	0.52%
Wal-Mart Stores, Inc. (L)	25,259	1,509,478	0.45%
OTHER SECURITIES		17,373,909	5.15%
		22,859,880
Energy - 8.02%
Chevron Corp.	20,320	2,162,048	0.64%
ConocoPhillips	16,349	1,191,352	0.35%
Exxon Mobil Corp.	38,815	3,289,959	0.98%
Royal Dutch Shell PLC,
ADR, Class B	20,400	1,550,604	0.46%
OTHER SECURITIES		18,880,798	5.59%
		27,074,761
Financials - 11.60%
JPMorgan Chase & Company	49,179	1,635,202	0.48%
Wells Fargo & Company	58,135	1,602,201	0.47%
OTHER SECURITIES		35,909,037	10.65%
		39,146,440
Health Care - 6.63%
Johnson & Johnson	22,059	1,446,629	0.43%
Merck & Company, Inc.	31,040	1,170,208	0.35%
Pfizer, Inc.	79,807	1,727,023	0.51%
OTHER SECURITIES		18,013,757	5.34%
		22,357,617
Industrials - 8.89%
General Electric Company	108,813	1,948,841	0.58%
OTHER SECURITIES		28,030,605	8.31%
		29,979,446
Information Technology - 9.14%
Apple, Inc. (I)	7,400	2,997,000	0.89%
Google, Inc., Class A (I)	2,100	1,356,390	0.40%
Intel Corp.	50,800	1,231,900	0.37%
International
Business Machines Corp.	9,500	1,746,860	0.52%
Microsoft Corp.	58,608	1,521,464	0.45%
OTHER SECURITIES		21,973,723	6.51%
		30,827,337
Materials - 5.36%		18,092,482	5.36%
Telecommunication Services - 2.58%
AT&T, Inc.	58,644	1,773,395	0.53%
OTHER SECURITIES		6,929,188	2.05%
		8,702,583
Utilities - 2.66%		8,967,622	2.66%
TOTAL COMMON STOCKS (Cost $197,761,399)		$237,574,076

PREFERRED SECURITIES - 0.17%
Consumer Discretionary - 0.03%		91,857	0.03%
Consumer Staples - 0.04%		144,342	0.04%
Financials - 0.04%		119,876	0.04%
Industrials - 0.01%		47,527	0.01%
Materials - 0.02%		72,165	0.02%
Telecommunication Services - 0.01%		15,327	0.01%
Utilities - 0.02%		72,330	0.02%
TOTAL PREFERRED SECURITIES (Cost $448,616)		$563,424

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.91%
U.S. Treasury Bonds - 5.97%
6.000%, 02/15/2026	$1,600,000	$2,305,000	0.68%
6.750%, 08/15/2026	1,400,000	2,161,250	0.64%
6.875%, 08/15/2025	1,025,000	1,577,859	0.47%
7.500%, 11/15/2024	675,000	1,076,836	0.32%
8.875%, 08/15/2017	1,875,000	2,684,327	0.80%
9.250%, 02/15/2016	2,015,000	2,720,879	0.81%
10.625%, 08/15/2015	3,985,000	5,428,319	1.61%
11.250%, 02/15/2015	1,266,000	1,689,715	0.50%
OTHER SECURITIES		501,755	0.14%
		20,145,940
U.S. Treasury Notes - 3.30%
2.250%, 07/31/2018	4,500,000	4,786,524	1.42%
2.625%, 02/29/2016	1,750,000	1,892,051	0.56%
2.750%, 02/15/2019	1,200,000	1,314,281	0.39%
3.625%, 02/15/2020	2,700,000	3,130,734	0.93%
		11,123,590
Federal Farm Credit Bank - 4.98%
3.400%, 06/04/2018	1,000,000	1,101,960	0.33%
3.650%, 12/21/2020	1,100,000	1,220,525	0.36%
4.875%, 12/16/2015
to 01/17/2017	5,500,000	6,421,753	1.90%
5.125%, 08/25/2016	3,000,000	3,546,243	1.05%
5.220%, 05/15/2023	2,480,000	3,107,884	0.92%
5.250%, 03/06/2023	1,135,000	1,417,078	0.42%
		16,815,443
Federal Home Loan Bank - 12.08%
4.500%, 09/13/2019	1,850,000	2,183,892	0.65%
4.750%, 12/16/2016	6,050,000	7,111,618	2.11%
4.875%, 05/17/2017	3,400,000	4,035,766	1.20%
5.000%, 12/21/2015
to 11/17/2017	7,700,000	9,156,629	2.71%
5.125%, 10/19/2016	1,750,000	2,069,477	0.61%
5.250%, 12/09/2022	1,155,000	1,441,601	0.43%
5.375%, 05/18/2016
to 09/30/2022	7,950,000	9,537,989	2.83%
5.625%, 06/11/2021	905,000	1,151,879	0.34%
OTHER SECURITIES		4,087,612	1.20%
		40,776,463
Federal Home Loan Mortgage Corp. - 0.20%		684,919	0.20%
Tennessee Valley Authority - 1.93%
4.500%, 04/01/2018	2,300,000	2,697,192	0.80%
6.250%, 12/15/2017	2,986,000	3,799,246	1.13%
		6,496,438
Tennessee Valley Authority - 0.45%
5.500%, 07/18/2017	1,250,000	1,521,994	0.45%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $89,473,807)		$97,564,787

STAPLED UNITS - 0.00%
Telecommunication Services - 0.00%		434	0.00%
TOTAL STAPLED UNITS (Cost $424)		$434
Rights 0.00%		3,869	0.00%
TOTAL RIGHTS (Cost $8,721)		$3,869
Warrants 0.00%		12	0.00%
TOTAL WARRANTS (Cost $3,854)		$12
SECURITIES LENDING COLLATERAL - 6.91%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,330,812	23,323,967	6.91%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,322,447)		$23,323,967

SHORT-TERM INVESTMENTS - 0.01%
Money Market Funds - 0.01%		18,844	0.01%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,844)		$18,844
Total Investments (Disciplined Diversification Trust)
(Cost $311,038,112) - 106.41%		$359,049,413	106.41%
Other Assets And Liabilities, Net - (6.41%)		(21,628,642)	(6.41)%
TOTAL NET ASSETS - 100.00%		$337,420,771	100.00%

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.07%
Brazil - 11.85%
Banco Santander Brasil SA	369,990	$2,967,458	0.32%
Banco Santander Brasil SA, ADR (L)	1,235,181	10,054,373	1.09%
BM&F Bovespa SA	2,958,300	15,542,871	1.69%
Gerdau SA	204,329	1,341,927	0.15%
Gerdau SA, ADR	1,166,598	9,111,130	0.99%
Petroleo Brasileiro SA	281,342	3,469,168	0.38%
Petroleo Brasileiro SA, ADR	686,025	17,047,721	1.85%
Petroleo Brasileiro SA,
Class A, ADR (L)	1,067,815	25,082,974	2.72%
Usinas Siderurgicas de
Minas Gerais SA	319,300	2,935,797	0.32%
OTHER SECURITIES		21,714,081	2.34%
		109,267,500
Chile - 1.94%
Empresas CMPC SA	1,737,226	6,383,762	0.69%
Enersis SA, ADR	371,730	6,553,600	0.71%
OTHER SECURITIES		4,990,449	0.54%
		17,927,811
China - 10.23%
Bank of China, Ltd., Class H	59,435,694	22,008,754	2.39%
Bank of Communications
Company, Ltd., Class H	7,526,876	5,248,182	0.57%
China Construction Bank Corp.	12,378,000	8,653,815	0.94%
China
Minsheng Banking Corp., Ltd. (L)	4,027,000	3,501,964	0.38%
China Petroleum & Chemical Corp.	4,167,439	4,389,571	0.48%
China Petroleum &
Chemical Corp., ADR (L)	146,867	15,428,378	1.67%
OTHER SECURITIES		35,053,887	3.80%
		94,284,551
Czech Republic - 0.30%		2,733,705	0.30%
Hong Kong - 5.44%
China Unicom Hong Kong, Ltd.	4,504,000	9,529,905	1.03%
China Unicom Hong
Kong, Ltd., ADR (L)	214,448	4,531,286	0.49%
OTHER SECURITIES		36,107,726	3.92%
		50,168,917

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Hungary - 0.35%		$3,237,670	0.35%
India - 7.27%
ICICI Bank, Ltd.	167,495	2,155,756	0.23%
ICICI Bank, Ltd., ADR (L)	234,051	6,185,968	0.67%
Reliance Industries, Ltd.	75,161	980,751	0.11%
Reliance Industries, Ltd., GDR (S)	349,881	9,306,835	1.01%
OTHER SECURITIES		48,437,484	5.25%
		67,066,794
Indonesia - 3.00%
Bank Negara Indonesia Persero
Tbk PT	11,492,881	4,814,664	0.52%
OTHER SECURITIES		22,850,224	2.48%
		27,664,888
Israel - 0.03%		229,595	0.03%
Malaysia - 4.23%
AMMB Holdings BHD	3,568,362	6,701,163	0.73%
IJM Corp. BHD	2,070,980	3,685,413	0.40%
PPB Group BHD	729,200	3,942,636	0.43%
OTHER SECURITIES		24,621,946	2.67%
		38,951,158
Mexico - 5.75%
Alfa SAB de CV	418,000	4,555,714	0.49%
Cemex SAB de CV, ADR (I)	1,263,420	6,809,834	0.74%
Fomento Economico Mexicano SAB
de CV, ADR	75,819	5,285,342	0.57%
Grupo Financiero Banorte
SAB de CV	2,397,900	7,260,011	0.79%
Organizacion Soriana SAB de CV (I)	1,587,300	3,838,949	0.42%
OTHER SECURITIES		25,284,257	2.74%
		53,034,107
Philippines - 0.75%		6,896,109	0.75%
Poland - 1.50%
Polski Koncern Naftowy Orlen SA (I)	472,808	4,636,777	0.50%
OTHER SECURITIES		9,164,961	1.00%
		13,801,738
Russia - 5.61%
Gazprom OAO, ADR	1,213,461	12,960,977	1.41%
Gazprom OAO, ADR
(London Exchange)	3,027,634	32,193,277	3.49%
Lukoil OAO, ADR	107,569	5,683,726	0.62%
OTHER SECURITIES		848,543	0.09%
		51,686,523
South Africa - 7.56%
ABSA Group, Ltd.	383,490	6,686,256	0.73%
Harmony Gold Mining
Company, Ltd., ADR	532,185	6,194,633	0.67%
Nedbank Group, Ltd.	282,400	5,061,902	0.55%
Sanlam, Ltd.	2,560,368	9,146,932	0.99%
Standard Bank Group, Ltd.	911,041	11,120,935	1.21%
Steinhoff
International Holdings, Ltd. (I)(L)	1,829,606	5,194,555	0.56%
OTHER SECURITIES		26,311,979	2.85%
		69,717,192
South Korea - 15.04%
Hana Financial Group, Inc.	267,845	8,247,932	0.89%
KB Financial Group, Inc. (I)	62,198	1,964,026	0.21%
KB Financial
Group, Inc., ADR (I)(L)	341,648	10,707,248	1.16%
LG Display
Company, Ltd., ADR (I)(L)	517,007	5,444,084	0.59%
LG Electronics, Inc. (I)	127,442	8,202,900	0.89%
Lotte Shopping Company, Ltd. (I)	12,948	3,818,998	0.41%
POSCO	19,193	6,359,337	0.69%
POSCO, ADR	71,464	5,867,194	0.64%
Samsung SDI Company, Ltd. (I)	39,287	4,570,956	0.50%
Shinhan Financial Group
Company, Ltd., ADR (I)(L)	195,168	13,312,409	1.44%
Shinhan Financial
Group Company, Ltd. (I)	136,367	4,713,616	0.51%
SK Holdings Company, Ltd. (I)	35,524	3,739,746	0.41%
OTHER SECURITIES		61,708,935	6.70%
		138,657,381
Taiwan - 12.24%
AU Optronics Corp., ADR	904,460	3,907,267	0.42%
China Development
Financial Holdings Corp.	12,429,208	3,519,255	0.38%
Mega Financial
Holding Company, Ltd.	10,866,060	7,251,456	0.79%
United Microelectronics Corp.	16,156,794	6,765,179	0.73%
OTHER SECURITIES		91,415,933	9.92%
		112,859,090
Thailand - 2.39%
Bangkok Bank PCL	1,038,900	5,053,022	0.55%
Bangkok Bank PCL (Foreign Shares)	145,000	753,500	0.08%
OTHER SECURITIES		16,241,151	1.76%
		22,047,673
Turkey - 1.59%		14,695,436	1.59%
TOTAL COMMON STOCKS (Cost $951,360,449)		$894,927,838

PREFERRED SECURITIES - 2.37%
Brazil - 2.36%
Petroleo Brasileiro SA	190,669	2,196,744	0.24%
Usinas Siderurgicas de
Minas Gerais SA	883,837	4,809,514	0.52%
OTHER SECURITIES		14,688,529	1.60%
		21,694,787
India - 0.00%		13,165	0.00%
Malaysia - 0.01%		103,149	0.01%
TOTAL PREFERRED
SECURITIES (Cost $25,558,201)		$21,811,101
Rights 0.00%		0	0.00%
TOTAL RIGHTS (Cost $0)		$0
Warrants 0.00%		0	0.00%
TOTAL WARRANTS (Cost $0)		$0

SECURITIES LENDING COLLATERAL - 7.79%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	7,172,511	71,773,887	7.79%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $71,769,139)		$71,773,887

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 0.41%
Money Market Funds - 0.41%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y)	3,821,598	3,821,598	0.41%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,821,598)		$3,821,598
Total Investments (Emerging Markets Value Trust)
(Cost $1,052,509,387) - 107.64%		$992,334,424	107.64%
Other Assets And Liabilities, Net - (7.64%)		(70,392,459)	(7.64)%
TOTAL NET ASSETS - 100.00%		$921,941,965	100.00%

Equity-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.26%
Consumer Discretionary - 12.39%
Home Depot, Inc.	673,700	$28,322,348	1.45%
Mattel, Inc.	653,275	18,134,914	0.93%
The McGraw-Hill Companies, Inc.	422,400	18,995,328	0.97%
The Walt Disney Company	629,600	23,610,000	1.21%
Time Warner, Inc.	799,000	28,875,860	1.48%
OTHER SECURITIES		124,403,508	6.35%
		242,341,958
Consumer Staples - 7.78%
Beam, Inc.	324,700	16,634,381	0.85%
Clorox Company	303,100	20,174,336	1.03%
Kimberly-Clark Corp.	331,200	24,363,072	1.25%
PepsiCo, Inc.	279,900	18,571,365	0.95%
OTHER SECURITIES		72,422,649	3.70%
		152,165,803
Energy - 13.43%
Anadarko Petroleum Corp.	297,100	22,677,643	1.16%
Chevron Corp.	543,100	57,785,840	2.95%
Exxon Mobil Corp.	561,500	47,592,740	2.43%
Murphy Oil Corp.	430,900	24,018,366	1.23%
Royal Dutch Shell PLC, ADR	526,600	38,489,194	1.97%
Schlumberger, Ltd.	264,000	18,033,840	0.92%
OTHER SECURITIES		54,237,857	2.77%
		262,835,480
Financials - 18.00%
American Express Company	785,900	37,070,903	1.89%
JPMorgan Chase & Company	1,354,675	45,042,944	2.30%
Marsh & McLennan Companies, Inc.	712,100	22,516,602	1.15%
PNC Financial Services Group, Inc.	307,800	17,750,826	0.91%
The Allstate Corp.	723,900	19,842,099	1.01%
U.S. Bancorp	1,143,700	30,937,085	1.58%
Wells Fargo & Company	1,237,800	34,113,768	1.74%
OTHER SECURITIES		144,945,541	7.42%
		352,219,768
Health Care - 7.19%
Amgen, Inc.	268,500	17,240,385	0.88%
Bristol-Myers Squibb Company	543,025	19,136,201	0.98%
Johnson & Johnson	429,000	28,133,820	1.44%
Merck & Company, Inc.	613,450	23,127,065	1.18%
Pfizer, Inc.	1,137,635	24,618,421	1.26%
Thermo Fisher Scientific, Inc. (I)	372,300	16,742,331	0.86%
OTHER SECURITIES		11,722,314	0.59%
		140,720,537
Industrials - 12.85%
3M Company	339,500	27,747,335	1.42%
Cooper Industries PLC	330,800	17,912,820	0.92%
General Electric Company	2,896,800	51,881,688	2.65%
Honeywell International, Inc.	412,600	22,424,810	1.15%
Illinois Tool Works, Inc.	451,300	21,080,223	1.08%
The Boeing Company	253,700	18,608,895	0.95%
United Parcel Service, Inc., Class B	283,300	20,734,727	1.06%
OTHER SECURITIES		70,932,611	3.62%
		251,323,109
Information Technology - 7.04%
Cisco Systems, Inc.	912,000	16,488,960	0.84%
Harris Corp. (L)	485,800	17,508,232	0.89%
Hewlett-Packard Company	669,200	17,238,592	0.88%
Microsoft Corp.	1,013,725	26,316,301	1.35%
OTHER SECURITIES		60,131,873	3.08%
		137,683,958
Materials - 5.78%
International Paper Company	811,800	24,029,280	1.23%
Monsanto Company	296,100	20,747,727	1.06%
Nucor Corp.	510,600	20,204,442	1.03%
Vulcan Materials Company (L)	419,500	16,507,325	0.84%
OTHER SECURITIES		31,635,176	1.62%
		113,123,950
Telecommunication Services - 4.21%
AT&T, Inc.	1,209,849	36,585,834	1.87%
Verizon Communications, Inc.	463,600	18,599,632	0.95%
OTHER SECURITIES		27,215,342	1.39%
		82,400,808
Utilities - 7.59%
Entergy Corp.	341,400	24,939,270	1.27%
Exelon Corp. (L)	542,400	23,523,888	1.20%
NiSource, Inc. (L)	937,000	22,309,970	1.14%
Progress Energy, Inc.	294,200	16,481,084	0.84%
OTHER SECURITIES		61,263,650	3.14%
		148,517,862
TOTAL COMMON STOCKS (Cost $1,685,779,334)		$1,883,333,233

PREFERRED SECURITIES - 0.55%
Consumer Discretionary - 0.55%		10,769,913	0.55%
TOTAL PREFERRED
SECURITIES (Cost $15,735,070)		$10,769,913

SECURITIES LENDING COLLATERAL - 6.47%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	12,644,307	126,529,051	6.47%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $126,516,096)		$126,529,051

SHORT-TERM INVESTMENTS - 3.05%
Money Market Funds - 3.05%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	55,934,345	55,934,345	2.86%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
OTHER SECURITIES		$3,839,278	0.19%
		59,773,623
TOTAL SHORT-TERM
INVESTMENTS (Cost $59,773,623)		$59,773,623
Total Investments (Equity-Income Trust)
(Cost $1,887,804,123) - 106.33%		$2,080,405,820	106.33%
Other Assets And Liabilities, Net - (6.33%)		(123,905,322)	(6.33)%
TOTAL NET ASSETS - 100.00%		$1,956,500,498	100.00%

Financial Services Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.20%
Consumer Discretionary - 1.56%
Bed Bath & Beyond, Inc. (I)	35,750	$2,072,427	1.56%
Consumer Staples - 2.73%
CVS Caremark Corp.	88,900	3,625,342	2.73%
Energy - 2.26%
Canadian Natural Resources, Ltd.	80,420	3,005,295	2.26%
Financials - 86.15%
Alleghany Corp. (I)(L)	8,920	2,544,787	1.92%
American Express Company	265,968	12,545,711	9.45%
Ameriprise Financial, Inc.	37,386	1,855,841	1.40%
Banco Santander
Brasil SA, ADR (L)	39,400	320,716	0.24%
Bank of America Corp.	36,055	200,466	0.15%
Brookfield Asset
Management, Inc., Class A	186,990	5,138,485	3.87%
Everest Re Group, Ltd.	54,438	4,577,691	3.45%
ICICI Bank, Ltd., ADR (L)	34,573	913,764	0.69%
Julius Baer Group, Ltd. (I)	185,270	7,205,518	5.43%
Loews Corp.	212,205	7,989,518	6.02%
Markel Corp. (I)(L)	18,474	7,660,614	5.77%
Oaktree Capital
Group LLC, Class A (I)(S)	294,700	12,966,800	9.77%
RHJ International (I)	136,461	619,644	0.47%
SKBHC Holdings LLC (I)(R)	432	2,277,983	1.72%
State Bank of India, GDR	99,569	6,370,307	4.80%
T. Rowe Price Group, Inc.	11,470	653,217	0.49%
The Bank of New
York Mellon Corp.	336,296	6,695,653	5.04%
The Charles Schwab Corp. (L)	35,502	399,753	0.30%
The First Marblehead Corp. (I)(L)	410,168	479,897	0.36%
The Goldman Sachs Group, Inc.	38,388	3,471,427	2.61%
The Progressive Corp.	303,335	5,918,066	4.46%
Transatlantic Holdings, Inc.	277,245	15,173,619	11.43%
U.S. Bancorp	28,629	774,414	0.58%
Wells Fargo & Company	275,881	7,603,280	5.73%
		114,357,171
Information Technology - 4.34%
Cielo SA	55,940	1,445,548	1.09%
Visa, Inc., Class A (L)	42,463	4,311,268	3.25%
		5,756,816
Materials - 0.16%
Sino-Forest Corp. (I)(L)	606,500	208,484	0.16%
TOTAL COMMON STOCKS (Cost $137,317,785)		$129,025,535
SECURITIES LENDING COLLATERAL - 8.20%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,087,109	10,878,486	8.20%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,877,481)		$10,878,486

SHORT-TERM INVESTMENTS - 2.93%
Commercial Paper - 2.93%
Barclays U.S. Funding Corp. *	$3,892,000	$3,891,981	2.93%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,891,981)		$3,891,981
Total Investments (Financial Services Trust)
(Cost $152,087,247) - 108.33%		$143,796,002	108.33%
Other Assets And Liabilities, Net - (8.33%)		(11,051,081)	(8.33)%
TOTAL NET ASSETS - 100.00%		$132,744,921	100.00%

Franklin Templeton Founding Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity - 66.45%
John Hancock Variable
Insurance Trust (G) - 66.45%
Global, Series NAV (Franklin)		$397,307,468	32.90%
Mutual Shares,
Series NAV (Franklin)		405,196,564	33.55%
		802,504,032
		802,504,032
Fixed Income - 33.55%
John Hancock Variable
Insurance Trust (G) - 33.55%
Income, Series NAV (Franklin)		405,269,771	33.55%
		1,207,773,803
TOTAL INVESTMENT
COMPANIES (Cost $1,351,912,178)		$1,207,773,803
Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $1,351,912,178) - 100.00%		$1,207,773,803	100.00%
Other Assets And Liabilities, Net - 0.00%		(41,372)	0.00%
TOTAL NET ASSETS - 100.00%		$1,207,732,431	100.00%

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.71%
Consumer Discretionary - 19.40%
Amazon.com, Inc. (I)	429,450	$74,337,795	6.15%
Blue Nile, Inc. (I)	524,157	21,427,538	1.77%
CBS Corp., Class B	711,013	19,296,893	1.60%
Home Depot, Inc.	430,340	18,091,494	1.50%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
International
Speedway Corp., Class A	501,533	$12,713,862	1.05%
Lennar Corp., Class A	1,632,817	32,084,854	2.65%
Lowe’s Companies, Inc.	1,747,718	44,357,083	3.67%
Omnicom Group, Inc.	274,480	12,236,318	1.01%
		234,545,837
Consumer Staples - 3.73%
Diageo PLC, ADR	149,776	13,093,418	1.08%
PepsiCo, Inc.	200,241	13,285,990	1.10%
Tsingtao Brewery
Company, Ltd., Series H	3,391,254	18,706,043	1.55%
		45,085,451
Energy - 8.32%
Apache Corp.	274,112	24,829,065	2.05%
National Oilwell Varco, Inc.	175,940	11,962,161	0.99%
Occidental Petroleum Corp.	231,628	21,703,544	1.80%
Schlumberger, Ltd.	288,333	19,696,027	1.63%
Ultra Petroleum Corp. (I)	754,652	22,360,339	1.85%
		100,551,136
Financials - 16.71%
AllianceBernstein Holding LP	1,622,269	21,219,279	1.75%
Bank of America Corp.	5,548,279	30,848,431	2.55%
JPMorgan Chase & Company	504,685	16,780,776	1.39%
Moody’s Corp.	695,516	23,424,979	1.94%
Northern Trust Corp.	482,860	19,150,228	1.58%
Prudential Financial, Inc.	356,665	17,876,050	1.48%
State Street Corp.	449,261	18,109,711	1.50%
T. Rowe Price Group, Inc.	561,563	31,981,013	2.65%
The Goldman Sachs Group, Inc.	249,756	22,585,435	1.87%
		201,975,902
Health Care - 10.84%
Amgen, Inc.	1,046,356	67,186,519	5.56%
AMN Healthcare Services, Inc. (I)	1,739,748	7,707,084	0.64%
Amsurg Corp. (I)	712,023	18,541,079	1.53%
Medtronic, Inc.	445,353	17,034,752	1.41%
Merck & Company, Inc.	544,826	20,539,940	1.70%
		131,009,374
Industrials - 10.04%
American Science
& Engineering, Inc.	398,325	27,129,916	2.24%
Avery Dennison Corp.	1,263,090	36,225,421	3.00%
Robert Half International, Inc.	1,357,277	38,628,103	3.20%
Sensata Technologies Holding NV (I)	460,830	12,110,612	1.00%
United Parcel Service, Inc., Class B	99,438	7,277,867	0.60%
		121,371,919
Information Technology - 27.80%
Ancestry.com, Inc. (I)	1,714,470	39,364,231	3.26%
Bankrate, Inc. (I)	704,592	15,148,728	1.25%
Broadridge Financial Solutions, Inc.	1,108,419	24,994,848	2.07%
Cisco Systems, Inc.	2,830,195	51,169,926	4.23%
FactSet Research Systems, Inc.	208,607	18,207,219	1.51%
Google, Inc., Class A (I)	53,908	34,819,177	2.88%
Oracle Corp.	677,852	17,386,904	1.44%
QUALCOMM, Inc.	1,340,584	73,329,945	6.06%
Tellabs, Inc.	3,054,090	12,338,524	1.02%
Visa, Inc., Class A	363,644	36,920,775	3.05%
VistaPrint NV (I)	406,550	12,440,430	1.03%
		336,120,707
Materials - 1.87%
Air Products & Chemicals, Inc.	265,519	$22,619,563	1.87%
TOTAL COMMON STOCKS (Cost $1,282,959,450)		$1,193,279,889
Total Investments (Fundamental All Cap Core Trust
(formerly Optimized All Cap Trust))
(Cost $1,282,959,450) - 98.71%		$1,193,279,889	98.71%
Other Assets And Liabilities, Net - 1.29%		15,583,379	1.29%
TOTAL NET ASSETS - 100.00%		$1,208,863,268	100.00%

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 1.29%
Fixed Income - 1.29%
John Hancock Variable Insurance Trust (G) - 1.29%
Bond, Series NAV
(John Hancock) (A)(1)	994,902	$13,550,568	1.29%
American Funds Insurance Series - 98.71%
Equity - 59.21%
American Growth Fund - Class 1	4,726,635	246,115,863	23.33%
American Growth-Income
Fund - Class 1	7,554,042	251,322,969	23.82%
American International
Fund - Class 1	8,367,630	127,271,648	12.06%
		624,710,480
Fixed Income - 39.50%
American Bond Fund - Class 1	37,919,531	416,735,645	39.50%
		1,041,446,125
TOTAL INVESTMENT
COMPANIES (Cost $915,867,039)		$1,054,996,693
Total Investments (Fundamental Holdings Trust
(formerly American Fundamental Holdings
Trust)) (Cost $915,867,039) - 100.00%		$1,054,996,693	100.00%
Other Assets And Liabilities, Net - 0.00%		14,121	0.00%
TOTAL NET ASSETS - 100.00%		$1,055,010,814	100.00%

Fundamental Large Cap Value Trust (formerly Optimized Value Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.01%
Consumer Discretionary - 18.24%
Carnival Corp.	268,045	$8,748,989	2.67%
Comcast Corp., Class A	193,461	4,586,960	1.40%
Dorel Industries, Inc., Class B	120,397	3,019,527	0.92%
Home Depot, Inc.	238,114	10,010,313	3.06%
Lamar Advertising
Company, Class A (I)	192,130	5,283,575	1.61%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Lennar Corp., Class A	343,737	$6,754,432	2.06%
Lowe’s Companies, Inc.	481,467	12,219,632	3.73%
Omnicom Group, Inc.	103,103	4,596,332	1.41%
Target Corp.	88,346	4,525,082	1.38%
		59,744,842
Consumer Staples - 6.92%
Diageo PLC, ADR	98,240	8,588,141	2.62%
PepsiCo, Inc.	80,796	5,360,815	1.64%
Philip Morris International, Inc.	51,363	4,030,968	1.23%
Walgreen Company	141,334	4,672,502	1.43%
		22,652,426
Energy - 11.34%
Apache Corp.	54,553	4,941,411	1.51%
Chevron Corp.	83,507	8,885,145	2.71%
ConocoPhillips	66,820	4,869,173	1.49%
Exxon Mobil Corp.	51,085	4,329,965	1.32%
National Oilwell Varco, Inc.	65,879	4,479,113	1.37%
Occidental Petroleum Corp.	102,759	9,628,518	2.94%
		37,133,325
Financials - 23.50%
AllianceBernstein Holding LP	303,662	3,971,899	1.21%
Bank of America Corp.	925,727	5,147,042	1.57%
JPMorgan Chase & Company	294,815	9,802,599	2.99%
Moody’s Corp.	266,684	8,981,917	2.74%
Northern Trust Corp.	102,150	4,051,269	1.24%
Prudential Financial, Inc.	139,275	6,980,463	2.13%
State Street Corp.	149,478	6,025,458	1.84%
Stewart Information Services Corp.	458,324	5,293,642	1.62%
The Goldman Sachs Group, Inc.	86,441	7,816,860	2.39%
U.S. Bancorp	327,627	8,862,310	2.70%
Wells Fargo & Company	364,490	10,045,344	3.07%
		76,978,803
Health Care - 13.23%
Amgen, Inc.	234,335	15,046,650	4.59%
Amsurg Corp. (I)	143,105	3,726,454	1.14%
Medtronic, Inc.	166,218	6,357,839	1.94%
Merck & Company, Inc.	238,728	9,000,046	2.75%
Novartis AG, ADR	80,658	4,611,218	1.41%
Pfizer, Inc.	212,734	4,603,564	1.40%
		43,345,771
Industrials - 11.95%
Avery Dennison Corp.	334,426	9,591,338	2.93%
Cintas Corp.	104,317	3,631,275	1.11%
FedEx Corp.	104,268	8,707,421	2.66%
General Electric Company	362,241	6,487,736	1.98%
Robert Half International, Inc.	184,907	5,262,453	1.60%
Sensata Technologies Holding NV (I)	19,933	523,839	0.16%
The Boeing Company	67,451	4,947,531	1.51%
		39,151,593
Information Technology - 11.69%
Broadridge Financial Solutions, Inc.	210,392	4,744,340	1.45%
Cisco Systems, Inc.	754,262	13,637,057	4.16%
Microsoft Corp.	121,069	3,142,951	0.96%
Oracle Corp.	191,739	4,918,105	1.50%
QUALCOMM, Inc.	174,027	9,519,277	2.91%
Tellabs, Inc.	575,295	2,324,192	0.71%
		38,285,922
Utilities - 1.14%
Entergy Corp.	50,939	$3,721,094	1.14%
TOTAL COMMON STOCKS (Cost $326,886,903)		$321,013,776
Total Investments (Fundamental Large Cap
Value Trust (formerly Optimized Value Trust))
(Cost $326,886,903) - 98.01%		$321,013,776	98.01%
Other Assets And Liabilities, Net - 1.99%		6,530,807	1.99%
TOTAL NET ASSETS - 100.00%		$327,544,583	100.00%

Fundamental Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.45%
Consumer Discretionary - 7.27%
Bed Bath & Beyond, Inc. (I)	668,778	$38,769,061	2.51%
CarMax, Inc. (I)	255,468	7,786,665	0.50%
Harley-Davidson, Inc.	242,228	9,415,400	0.61%
The Walt Disney Company	588,690	22,075,875	1.43%
OTHER SECURITIES		34,327,750	2.22%
		112,374,751
Consumer Staples - 17.70%
Costco Wholesale Corp.	990,804	82,553,789	5.34%
CVS Caremark Corp.	2,069,636	84,399,756	5.46%
Diageo PLC, ADR (L)	311,582	27,238,498	1.76%
Heineken Holding NV	398,955	16,281,916	1.05%
Kraft Foods, Inc., Class A	354,500	13,244,120	0.86%
Philip Morris International, Inc.	200,757	15,755,409	1.02%
The Coca-Cola Company	358,280	25,068,852	1.62%
OTHER SECURITIES		8,949,180	0.59%
		273,491,520
Energy - 12.40%
Canadian Natural Resources, Ltd.	1,219,210	45,561,878	2.95%
Devon Energy Corp.	238,361	14,778,382	0.96%
EOG Resources, Inc.	652,693	64,296,787	4.16%
Occidental Petroleum Corp.	433,730	40,640,501	2.63%
OGX Petroleo e
Gas Participacoes SA (I)	1,245,100	9,091,683	0.59%
Transocean, Ltd.	204,152	7,837,395	0.51%
OTHER SECURITIES		9,489,703	0.60%
		191,696,329
Financials - 31.38%
ACE, Ltd.	154,530	10,835,644	0.70%
American Express Company	1,684,310	79,448,903	5.14%
Ameriprise Financial, Inc.	178,837	8,877,469	0.57%
Berkshire Hathaway, Inc. Class A (I)	276	31,672,380	2.05%
Brookfield Asset
Management, Inc., Class A	456,380	12,541,322	0.81%
Fairfax Financial Holdings, Ltd.	18,200	7,847,840	0.51%
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	8,800	3,774,908	0.24%
Hang Lung Group, Ltd.	2,503,200	13,622,777	0.88%
Julius Baer Group, Ltd. (I)	851,600	33,120,416	2.14%
Loews Corp.	1,297,227	48,840,597	3.16%
The Bank of New
York Mellon Corp.	3,189,202	63,497,012	4.11%
The Progressive Corp.	2,232,084	43,547,959	2.82%
Transatlantic Holdings, Inc.	364,629	19,956,145	1.29%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Wells Fargo & Company	3,036,026	$83,672,877	5.41%
OTHER SECURITIES		23,708,674	1.55%
		484,964,923
Health Care - 10.24%
Express Scripts, Inc. (I)(L)	644,188	28,788,762	1.86%
Johnson & Johnson	704,420	46,195,864	2.99%
Merck & Company, Inc.	1,267,439	47,782,450	3.09%
Roche Holdings AG	88,700	15,000,730	0.97%
OTHER SECURITIES		20,528,435	1.33%
		158,296,241
Industrials - 5.43%
China Merchants Holdings
International Company, Ltd.	5,666,261	16,351,140	1.06%
Iron Mountain, Inc. (L)	1,061,991	32,709,323	2.12%
Kuehne & Nagel International AG	118,956	13,313,966	0.86%
Lockheed Martin Corp.	160,400	12,976,360	0.84%
OTHER SECURITIES		8,485,287	0.55%
		83,836,076
Information Technology - 7.55%
Activision Blizzard, Inc.	755,900	9,312,688	0.60%
Google, Inc., Class A (I)	74,810	48,319,779	3.13%
Hewlett-Packard Company	433,446	11,165,569	0.72%
Microsoft Corp.	459,854	11,937,810	0.77%
Texas Instruments, Inc.	749,610	21,821,147	1.41%
OTHER SECURITIES		14,103,126	0.92%
		116,660,119
Materials - 5.30%
Air Products & Chemicals, Inc.	104,400	8,893,836	0.58%
BHP Billiton PLC	317,520	9,232,236	0.60%
Ecolab, Inc. (L)	126,855	7,333,488	0.47%
Monsanto Company	270,060	18,923,104	1.22%
Potash Corp. of Saskatchewan, Inc.	250,098	10,324,045	0.67%
Rio Tinto PLC	172,534	8,349,695	0.54%
OTHER SECURITIES		18,908,367	1.22%
		81,964,771
Telecommunication Services - 0.18%		2,811,440	0.18%
TOTAL COMMON STOCKS (Cost $1,346,794,177)		$1,506,096,170

PREFERRED SECURITIES - 0.02%
Materials - 0.02%		347,913	0.02%
TOTAL PREFERRED SECURITIES (Cost $318,715)		$347,913

CONVERTIBLE BONDS - 0.05%
Materials - 0.05%		$843,466	0.05%
TOTAL CONVERTIBLE BONDS (Cost $3,244,100)		$843,466

SECURITIES LENDING COLLATERAL - 5.25%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	8,103,401	81,089,110	5.25%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $81,081,779)		$81,089,110
SHORT-TERM INVESTMENTS - 2.44%
Commercial Paper - 2.44%
Barclays U.S. Funding Corp. LLC
0.090%, 01/03/2012 *	$37,628,000	$37,627,812	2.44%
TOTAL SHORT-TERM
INVESTMENTS (Cost $37,627,812)		$37,627,812
Total Investments (Fundamental Value Trust)
(Cost $1,469,066,583) - 105.21%		$1,626,004,471	105.21%
Other Assets And Liabilities, Net - (5.21%)		(80,508,633)	(5.21)%
TOTAL NET ASSETS - 100.00%		$1,545,495,838	100.00%

Global Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.96%
Austria - 0.60%		$3,505,219	0.60%
Bermuda - 0.77%		4,483,024	0.77%
Brazil - 0.77%		4,502,407	0.77%
China - 0.52%		3,030,175	0.52%
Denmark - 0.08%		447,084	0.08%
France - 9.13%
Alstom SA (L)	158,720	4,786,450	0.82%
AXA SA	423,026	5,451,723	0.94%
France Telecom SA	338,330	5,294,776	0.91%
Sanofi	190,910	13,969,076	2.40%
Total SA-Strip VVPR	190,620	9,729,434	1.67%
OTHER SECURITIES		13,995,734	2.39%
		53,227,193
Germany - 5.11%
Deutsche Lufthansa AG	427,410	5,080,582	0.87%
Muenchener Rueckversicherungs AG	42,740	5,242,456	0.90%
SAP AG	117,890	6,233,234	1.07%
Siemens AG	63,450	6,068,396	1.04%
OTHER SECURITIES		7,136,953	1.23%
		29,761,621
Hong Kong - 1.11%		6,477,587	1.11%
India - 0.38%		2,198,447	0.38%
Ireland - 2.46%
CRH PLC	422,064	8,379,239	1.44%
Seagate Technology PLC	364,020	5,969,928	1.02%
		14,349,167
Italy - 2.49%
ENI SpA	299,420	6,184,686	1.06%
Intesa Sanpaolo SpA	3,021,200	5,018,071	0.86%
OTHER SECURITIES		3,334,920	0.57%
		14,537,677
Japan - 4.30%
Toyota Motor Corp.	155,450	5,173,493	0.89%
OTHER SECURITIES		19,874,435	3.41%
		25,047,928
Netherlands - 6.65%
ING Groep NV (I)	919,950	6,555,776	1.12%
Koninklijke Philips Electronics NV	328,180	6,877,190	1.18%
Royal Dutch Shell PLC, A Shares	97,344	3,541,824	0.61%
Royal Dutch Shell PLC, B Shares	199,440	7,589,928	1.30%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Netherlands (continued)
OTHER SECURITIES		$14,210,441	2.44%
		38,775,159
Norway - 0.77%		4,468,798	0.77%
Russia - 0.86%
Gazprom OAO, ADR	471,880	5,040,150	0.86%
Singapore - 2.95%
Singapore Telecommunications, Ltd.	4,169,000	9,936,526	1.70%
OTHER SECURITIES		7,238,725	1.25%
		17,175,251
South Korea - 2.84%
Samsung Electronics Company, Ltd.	13,210	12,133,726	2.08%
OTHER SECURITIES		4,416,057	0.76%
		16,549,783
Spain - 0.64%		3,723,190	0.64%
Sweden - 0.74%		4,337,956	0.74%
Switzerland - 7.45%
ACE, Ltd.	67,665	4,744,670	0.81%
Roche Holdings AG	57,200	9,673,526	1.66%
Swiss Re, Ltd. (I)	124,520	6,341,632	1.09%
OTHER SECURITIES		22,674,765	3.89%
		43,434,593
Taiwan - 0.99%
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,294,973	5,739,226	0.99%
Turkey - 0.77%		4,495,260	0.77%
United Kingdom - 11.30%
Aviva PLC	1,256,769	5,834,266	1.00%
BP PLC	1,137,675	8,113,049	1.39%
GlaxoSmithKline PLC	512,860	11,694,552	2.01%
International Consolidated
Airlines Group SA (I)	1,982,340	4,518,072	0.78%
International Consolidated
Airlines Group SA (I)	592,720	1,328,959	0.23%
Kingfisher PLC	1,640,530	6,377,954	1.09%
Tesco PLC	890,920	5,577,216	0.96%
Vodafone Group PLC	4,767,350	13,235,881	2.27%
OTHER SECURITIES		9,170,277	1.57%
		65,850,226
United States - 34.28%
American Express Company	118,100	5,570,777	0.96%
Amgen, Inc. (L)	272,420	17,492,088	3.00%
Chevron Corp.	64,000	6,809,600	1.17%
Cisco Systems, Inc.	505,220	9,134,378	1.57%
Comcast Corp., Special Class A	558,000	13,146,480	2.26%
CVS Caremark Corp.	203,110	8,282,826	1.42%
General Electric Company	350,860	6,283,903	1.08%
Medtronic, Inc.	164,650	6,297,863	1.08%
Merck & Company, Inc.	217,350	8,194,095	1.41%
Microsoft Corp.	547,730	14,219,071	2.44%
Morgan Stanley	320,480	4,848,862	0.83%
News Corp., Class A	673,200	12,009,888	2.06%
Pfizer, Inc.	651,450	14,097,378	2.42%
Quest Diagnostics, Inc.	83,920	4,872,395	0.84%
Sprint Nextel Corp. (I)(L)	2,056,520	4,812,257	0.83%
Time Warner Cable, Inc.	76,882	4,887,389	0.84%
Time Warner, Inc.	145,233	5,248,721	0.90%
United Parcel Service, Inc., Class B	113,280	8,290,963	1.42%
OTHER SECURITIES		45,301,013	7.75%
		199,799,947
TOTAL COMMON STOCKS (Cost $693,745,108)		$570,957,068

SECURITIES LENDING COLLATERAL - 3.94%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,296,064	22,976,257	3.94%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,974,759)		$22,976,257

SHORT-TERM INVESTMENTS - 1.80%
Time Deposits - 1.80%
Bank of Montreal, 0.050%,
01/03/2012 *	$10,500,000	$10,500,000	1.80%
TOTAL SHORT-TERM
INVESTMENTS (Cost $10,500,000)		$10,500,000
Total Investments (Global Trust)
(Cost $727,219,867) - 103.70%		$604,433,325	103.70%
Other Assets And Liabilities, Net - (3.70%)		(21,580,287)	(3.70)%
TOTAL NET ASSETS - 100.00%		$582,853,038	100.00%

Global Diversification Trust (formerly American Global Diversification Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 0.89%
Fixed Income - 0.89%
John Hancock Variable Insurance Trust (G) - 0.89%
Bond, Series NAV (John Hancock)	490,026	$6,674,161	0.89%
		6,674,161
American Funds Insurance Series - 99.11%
Equity - 64.41%
American Global Growth
Fund - Class 1	15,686,015	304,308,684	40.64%
American Global Small
Capitalization Fund - Class 1	6,188,498	106,999,130	14.29%
American New World Fund - Class 1	3,611,281	70,961,667	9.48%
Fixed Income - 34.70%
American Bond Fund - Class 1	18,328,433	201,429,479	26.90%
American High-Income Bond
Fund - Class 1	5,539,612	58,387,510	7.80%
		742,086,470
TOTAL INVESTMENT
COMPANIES (Cost $724,271,468)		$748,760,631
Total Investments (Global Diversification Trust
(formerly American Global Diversification Trust))
(Cost $724,271,468) - 100.00%		$748,760,631	100.00%
Other Assets And Liabilities, Net - 0.00%		5,097	0.00%
TOTAL NET ASSETS - 100.00%		$748,765,728	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Growth Equity Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.79%
Consumer Discretionary - 12.54%
Abercrombie & Fitch
Company, Class A	83,660	$4,085,954	0.95%
Amazon.com, Inc. (I)	54,960	9,513,576	2.22%
Coach, Inc.	93,890	5,731,046	1.34%
Dick’s Sporting Goods, Inc.	115,020	4,241,938	0.99%
Las Vegas Sands Corp. (I)	94,800	4,050,804	0.94%
Lululemon Athletica, Inc. (I)(L)	90,780	4,235,795	0.99%
NIKE, Inc., Class B	81,740	7,877,284	1.84%
OTHER SECURITIES		14,059,436	3.27%
		53,795,833
Consumer Staples - 8.13%
Costco Wholesale Corp.	90,630	7,551,292	1.76%
The Coca-Cola Company	150,860	10,555,674	2.46%
The Estee Lauder
Companies, Inc., Class A	68,340	7,675,949	1.79%
Whole Foods Market, Inc.	74,510	5,184,406	1.21%
OTHER SECURITIES		3,909,500	0.91%
		34,876,821
Energy - 9.52%
Anadarko Petroleum Corp.	79,430	6,062,892	1.41%
Baker Hughes, Inc.	100,030	4,865,459	1.13%
Ensco International PLC, ADR	93,690	4,395,935	1.03%
Noble Energy, Inc.	78,060	7,368,083	1.72%
Plains Exploration &
Production Company (I)	172,270	6,325,754	1.47%
Schlumberger, Ltd.	173,000	11,817,630	2.76%
		40,835,753
Financials - 6.70%
American Express Company	117,700	5,551,909	1.29%
American Tower Corp.	148,160	8,891,078	2.07%
IntercontinentalExchange, Inc. (I)	51,270	6,180,599	1.44%
JPMorgan Chase & Company	127,250	4,231,063	0.99%
OTHER SECURITIES		3,893,847	0.91%
		28,748,496
Health Care - 12.50%
Agilent Technologies, Inc. (I)	160,640	5,611,155	1.31%
Alexion Pharmaceuticals, Inc. (I)	57,880	4,138,420	0.96%
Allergan, Inc.	94,470	8,288,798	1.93%
AmerisourceBergen Corp. (L)	131,280	4,882,303	1.14%
Biogen Idec, Inc. (I)	39,910	4,392,096	1.02%
Cerner Corp. (I)	80,060	4,903,675	1.14%
Perrigo Company (L)	51,080	4,970,084	1.16%
Shire PLC, ADR	54,710	5,684,369	1.32%
Valeant Pharmaceuticals
International, Inc.
(Toronto Exchange) (I)	95,450	4,456,561	1.04%
OTHER SECURITIES		6,323,478	1.48%
		53,650,939
Industrials - 10.39%
AMETEK, Inc.	157,920	6,648,432	1.55%
CSX Corp. (L)	356,760	7,513,366	1.75%
Eaton Corp.	100,830	4,389,130	1.02%
Expeditors International
of Washington, Inc.	132,080	5,409,997	1.26%
Joy Global, Inc.	80,510	6,035,835	1.41%
Precision Castparts Corp.	66,100	10,892,619	2.54%
OTHER SECURITIES		3,681,818	0.86%
		44,571,197
Information Technology - 32.14%
Apple, Inc. (I)	65,110	26,369,550	6.15%
Baidu, Inc., ADR (I)	45,040	5,245,809	1.22%
Check Point
Software Technologies, Ltd. (I)(L)	90,500	4,754,870	1.11%
Cognizant Technology
Solutions Corp., Class A (I)	66,060	4,248,319	0.99%
EMC Corp. (I)(L)	316,440	6,816,118	1.59%
Google, Inc., Class A (I)	23,590	15,236,781	3.55%
Intuit, Inc.	83,650	4,399,154	1.03%
MasterCard, Inc., Class A	14,750	5,499,095	1.28%
Oracle Corp.	289,210	7,418,237	1.73%
QUALCOMM, Inc.	223,280	12,213,416	2.85%
Visa, Inc., Class A	118,370	12,018,106	2.80%
OTHER SECURITIES		33,653,955	7.84%
		137,873,410
Materials - 6.18%
Ecolab, Inc. (L)	106,410	6,151,562	1.43%
Monsanto Company	65,920	4,619,015	1.08%
Praxair, Inc.	55,810	5,966,089	1.39%
OTHER SECURITIES		9,787,593	2.28%
		26,524,259
Utilities - 0.69%		2,962,355	0.69%
TOTAL COMMON STOCKS (Cost $381,834,307)		$423,839,063

SECURITIES LENDING COLLATERAL - 5.98%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,564,282	25,660,260	5.98%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,659,557)		$25,660,260
Total Investments (Growth Equity Trust)
(Cost $407,493,864) - 104.77%		$449,499,323	104.77%
Other Assets And Liabilities, Net - (4.77%)		(20,475,541)	(4.77)%
TOTAL NET ASSETS - 100.00%		$429,023,782	100.00%

Health Sciences Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 101.05%
Consumer Staples - 1.02%		$1,494,039	1.02%
Health Care - 97.74%
Alexion Pharmaceuticals, Inc. (F)(I)	168,140	12,022,010	8.18%
Alkermes PLC (I)	119,600	2,076,256	1.41%
Allscripts
Healthcare Solutions, Inc. (F)(I)	74,400	1,409,136	0.96%
AMERIGROUP Corp. (I)	33,500	1,979,180	1.35%
AmerisourceBergen Corp. (F)	45,700	1,699,583	1.16%
Amgen, Inc. (F)	36,800	2,362,928	1.61%
athenahealth, Inc. (I)	24,300	1,193,616	0.81%
Bangkok Dusit Medical
Services PCL (I)	402,100	1,045,078	0.71%
Baxter International, Inc. (F)	59,000	2,919,320	1.99%
Biogen Idec, Inc. (F)(I)	9,519	1,047,566	0.71%
BioMarin Pharmaceutical, Inc. (I)	56,800	1,952,784	1.33%
Catalyst Health Solutions, Inc. (I)	25,800	1,341,600	0.91%
Celgene Corp. (F)(I)	48,966	3,310,102	2.25%
Covance, Inc. (I)	30,700	1,403,604	0.96%
Covidien PLC (F)	65,325	2,940,278	2.00%
Cubist Pharmaceuticals, Inc. (I)	36,400	1,442,168	0.98%
DaVita, Inc. (I)	16,395	1,242,905	0.85%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
DENTSPLY International, Inc. (F)	90,350	$3,161,347	2.15%
Edwards Lifesciences Corp. (F)(I)	21,100	1,491,770	1.02%
Elan Corp. PLC, ADR (I)	160,300	2,202,522	1.50%
Express Scripts, Inc. (F)(I)	33,500	1,497,115	1.02%
Gilead Sciences, Inc. (F)(I)	98,396	4,027,348	2.74%
HeartWare International, Inc. (I)	14,300	986,700	0.67%
Henry Schein, Inc. (F)(I)	33,300	2,145,519	1.46%
Idenix Pharmaceuticals, Inc. (I)	138,204	1,028,929	0.70%
IDEXX Laboratories, Inc. (I)	23,300	1,793,168	1.22%
Incyte Corp. (F)(I)	210,000	3,152,100	2.15%
McKesson Corp.	41,900	3,264,429	2.22%
Medivation, Inc. (F)(I)	26,900	1,240,359	0.84%
Mednax, Inc. (I)	17,600	1,267,376	0.86%
Merck & Company, Inc. (F)	55,609	2,096,459	1.43%
Pfizer, Inc.	47,301	1,023,594	0.70%
Pharmacyclics, Inc. (I)	93,100	1,379,742	0.94%
Pharmasset, Inc. (F)(I)	32,300	4,140,860	2.82%
Regeneron Pharmaceuticals, Inc. (I)	35,700	1,978,851	1.35%
Roche Holdings AG	8,596	1,453,735	0.99%
Sawai
Pharmaceutical Company, Ltd.	9,300	965,939	0.66%
Shire PLC	19,222	667,169	0.45%
Shire PLC, ADR	6,300	654,570	0.45%
Stryker Corp. (F)	54,300	2,699,253	1.84%
SXC Health Solutions Corp. (I)	63,400	3,580,832	2.44%
The Medicines Company (I)	121,255	2,260,193	1.54%
Thermo Fisher Scientific, Inc. (I)	25,700	1,155,729	0.79%
UnitedHealth Group, Inc. (F)	63,300	3,208,044	2.18%
Universal Health
Services, Inc., Class B	46,650	1,812,819	1.23%
Valeant Pharmaceuticals
International, Inc.
(Toronto Exchange) (I)(F)	81,180	3,790,294	2.58%
WellCare Health Plans, Inc. (I)	18,700	981,750	0.67%
WellPoint, Inc. (F)	37,800	2,504,250	1.70%
Zimmer Holdings, Inc. (F)(I)	28,900	1,543,838	1.05%
OTHER SECURITIES		37,033,379	25.21%
		143,578,096
Industrials - 0.27%		400,734	0.27%
Information Technology - 1.18%
Nuance Communications, Inc. (I)	47,400	1,192,584	0.81%
OTHER SECURITIES		537,550	0.37%
		1,730,134
Materials - 0.84%
Monsanto Company (F)	17,500	1,226,225	0.84%
TOTAL COMMON STOCKS (Cost $130,012,838)		$148,429,228
PREFERRED SECURITIES - 0.08%
Health Care - 0.08%		113,098	0.08%
TOTAL PREFERRED SECURITIES (Cost $113,098)		$113,098
CONVERTIBLE BONDS - 0.07%
Health Care - 0.07%
HeartWare International Inc.	$51,000	$52,530	0.04%
OTHER SECURITIES		52,650	0.03%
		105,180
TOTAL CONVERTIBLE BONDS (Cost $101,471)		$105,180
Warrants 0.01%		20,929	0.01%
TOTAL WARRANTS (Cost $15,104)		$20,929
SHORT-TERM INVESTMENTS - 0.42%
Money Market Funds - 0.42%		612,446	0.42%
TOTAL SHORT-TERM
INVESTMENTS (Cost $612,446)		$612,446
Total Investments (Health Sciences Trust)
(Cost $130,854,957) - 101.63%		$149,280,881	101.63%
Other Assets And Liabilities, Net - (1.63%)		(2,388,939)	(1.63)%
TOTAL NET ASSETS - 100.00%		$146,891,942	100.00%

Heritage Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.73%
Consumer Discretionary - 18.79%
Auto Components - 1.13%
BorgWarner, Inc. (I)(L)	22,719	$1,448,109	1.13%
Diversified Consumer Services - 1.37%		1,752,766	1.37%
Hotels, Restaurants & Leisure - 4.62%
Chipotle Mexican Grill, Inc. (I)(L)	5,912	1,996,719	1.56%
OTHER SECURITIES		3,929,345	3.06%
		5,926,064
Internet & Catalog Retail - 1.38%
priceline.com, Inc. (I)	3,791	1,773,089	1.38%
Media - 0.57%		732,780	0.57%
Specialty Retail - 7.43%
O’Reilly Automotive, Inc. (I)	43,186	3,452,721	2.69%
PetSmart, Inc.	40,531	2,078,835	1.62%
Tractor Supply Company	15,992	1,121,839	0.87%
Ulta Salon Cosmetics
& Fragrance, Inc. (I)	29,093	1,888,718	1.47%
OTHER SECURITIES		987,550	0.78%
		9,529,663
Textiles, Apparel & Luxury Goods - 2.29%		2,927,796	2.29%
		24,090,267
Consumer Staples - 7.81%
Beverages - 0.54%		691,050	0.54%
Food & Staples Retailing - 3.79%
Costco Wholesale Corp.	20,246	1,686,897	1.32%
Whole Foods Market, Inc.	35,896	2,497,644	1.95%
OTHER SECURITIES		670,879	0.52%
		4,855,420
Food Products - 2.58%
Mead Johnson Nutrition Company	26,700	1,835,091	1.43%
OTHER SECURITIES		1,479,298	1.15%
		3,314,389
Household Products - 0.90%
Church & Dwight Company, Inc.	25,329	1,159,055	0.90%
		10,019,914
Energy - 10.75%
Energy Equipment & Services - 5.47%
National Oilwell Varco, Inc.	57,730	3,925,063	3.06%
Oil States International, Inc. (I)	21,697	1,657,000	1.29%
OTHER SECURITIES		1,437,320	1.12%
		7,019,383

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 5.28%
Cabot Oil & Gas Corp.	21,073	$1,599,441	1.25%
Concho Resources, Inc. (I)(L)	23,524	2,205,375	1.72%
Linn Energy LLC	28,200	1,069,062	0.83%
OTHER SECURITIES		1,890,558	1.48%
		6,764,436
		13,783,819
Financials - 5.18%
Capital Markets - 2.29%
Lazard, Ltd., Class A	44,815	1,170,120	0.91%
OTHER SECURITIES		1,763,891	1.38%
		2,934,011
Commercial Banks - 1.08%		1,385,549	1.08%
Consumer Finance - 1.14%
Discover Financial Services	61,076	1,465,824	1.14%
Real Estate Management & Development - 0.67%		856,125	0.67%
		6,641,509
Health Care - 13.70%
Biotechnology - 3.13%
Alexion Pharmaceuticals, Inc. (I)	32,300	2,309,450	1.80%
OTHER SECURITIES		1,700,211	1.33%
		4,009,661
Health Care Equipment & Supplies - 2.81%
Intuitive Surgical, Inc. (I)	2,876	1,331,617	1.04%
OTHER SECURITIES		2,273,958	1.77%
		3,605,575
Health Care Providers & Services - 0.93%
Catalyst Health Solutions, Inc. (I)	22,988	1,195,376	0.93%
Health Care Technology - 3.90%
Cerner Corp. (I)(L)	19,800	1,212,750	0.95%
SXC Health Solutions Corp. (I)	51,765	2,923,687	2.28%
OTHER SECURITIES		861,770	0.67%
		4,998,207
Pharmaceuticals - 2.93%
Questcor Pharmaceuticals, Inc. (I)(L)	42,944	1,785,612	1.39%
Shire PLC, ADR	11,582	1,203,370	0.94%
OTHER SECURITIES		766,513	0.60%
		3,755,495
		17,564,314
Industrials - 14.73%
Aerospace & Defense - 3.84%
BE Aerospace, Inc. (I)	51,800	2,005,178	1.56%
TransDigm Group, Inc. (I)	20,361	1,948,140	1.52%
OTHER SECURITIES		965,844	0.76%
		4,919,162
Commercial Services & Supplies - 1.81%
Clean Harbors, Inc. (I)	19,052	1,214,184	0.95%
Stericycle, Inc. (I)	14,183	1,105,139	0.86%
		2,319,323
Construction & Engineering - 1.38%
Chicago Bridge & Iron Company NV	28,117	1,062,823	0.83%
OTHER SECURITIES		705,220	0.55%
		1,768,043
Electrical Equipment - 0.96%
Polypore International, Inc. (I)	27,994	1,231,456	0.96%
Machinery - 3.32%
Chart Industries, Inc. (I)	20,032	1,083,130	0.84%
Joy Global, Inc.	26,384	1,978,008	1.54%
OTHER SECURITIES		1,203,044	0.94%
		4,264,182
Road & Rail - 1.48%
Kansas City Southern (I)	27,977	1,902,716	1.48%
Trading Companies & Distributors - 1.94%
Fastenal Company (L)	46,691	2,036,195	1.59%
OTHER SECURITIES		447,032	0.35%
		2,483,227
		18,888,109
Information Technology - 19.17%
Communications Equipment - 0.40%		517,245	0.40%
Computers & Peripherals - 2.40%
Apple, Inc. (I)	7,592	3,074,760	2.40%
Electronic Equipment, Instruments &
Components - 2.44%
Jabil Circuit, Inc.	105,744	2,078,927	1.62%
Trimble Navigation, Ltd. (I)	24,259	1,052,841	0.82%
		3,131,768
Internet Software & Services - 2.40%
Baidu, Inc., ADR (I)	14,877	1,732,724	1.35%
OTHER SECURITIES		1,341,757	1.05%
		3,074,481
IT Services - 4.16%
Alliance Data Systems Corp. (I)(L)	27,859	2,892,879	2.26%
Teradata Corp. (I)	33,293	1,615,043	1.26%
OTHER SECURITIES		827,927	0.64%
		5,335,849
Semiconductors & Semiconductor
Equipment - 3.05%
Xilinx, Inc.	39,880	1,278,553	1.00%
OTHER SECURITIES		2,630,424	2.05%
		3,908,977
Software - 4.32%
Check Point
Software Technologies, Ltd. (I)(L)	33,926	1,782,472	1.39%
NetSuite, Inc. (I)	35,100	1,423,305	1.11%
OTHER SECURITIES		2,328,575	1.82%
		5,534,352
		24,577,432
Materials - 6.54%
Chemicals - 3.29%
Airgas, Inc.	22,001	1,717,838	1.34%
FMC Corp.	12,527	1,077,823	0.84%
OTHER SECURITIES		1,422,781	1.11%
		4,218,442
Containers & Packaging - 1.66%
Crown Holdings, Inc. (I)	32,957	1,106,696	0.86%
OTHER SECURITIES		1,031,099	0.80%
		2,137,795
Metals & Mining - 1.59%
Cliffs Natural Resources, Inc.	22,682	1,414,223	1.10%
OTHER SECURITIES		622,959	0.49%
		2,037,182
		8,393,419

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Telecommunication Services - 1.43%
Wireless Telecommunication Services - 1.43%
SBA
Communications Corp., Class A (I)	29,470	$1,266,031	0.99%
OTHER SECURITIES		567,600	0.44%
		1,833,631
Utilities - 0.63%
Gas Utilities - 0.63%		808,074	0.63%
TOTAL COMMON STOCKS (Cost $114,586,679)		$126,600,488
SECURITIES LENDING COLLATERAL - 12.35%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,582,363	15,834,391	12.35%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,833,384)		$15,834,391
SHORT-TERM INVESTMENTS - 1.64%
Money Market Funds - 1.64%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	2,106,773	2,106,773	1.64%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,106,773)		$2,106,773
Total Investments (Heritage Trust)
(Cost $132,526,836) - 112.72%		$144,541,652	112.72%
Other Assets And Liabilities, Net - (12.72%)		(16,306,163)	(12.72)%
TOTAL NET ASSETS - 100.00%		$128,235,489	100.00%

International Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 95.22%
Australia - 4.71%
QBE Insurance Group, Ltd.	288,813	$3,823,763	0.60%
Telstra Corp., Ltd.	1,772,542	6,033,396	0.94%
Westpac Banking Corp.	169,085	3,451,298	0.54%
OTHER SECURITIES		16,812,627	2.63%
		30,121,084
Austria - 0.56%		3,610,183	0.56%
Belgium - 0.52%		3,327,262	0.52%
Bermuda - 0.02%		159,282	0.02%
Canada - 2.64%
Canadian Natural Resources, Ltd.	85,400	3,198,047	0.50%
Encana Corp. (L)	139,800	2,592,218	0.41%
OTHER SECURITIES		11,091,875	1.73%
		16,882,140
Denmark - 0.48%
Novo Nordisk A/S	25,377	2,919,514	0.46%
OTHER SECURITIES		120,979	0.02%
		3,040,493
Finland - 0.48%		3,050,578	0.48%
France - 11.51%
Sanofi	345,797	25,302,313	3.96%
Total SA-Strip VVPR	471,064	24,043,571	3.76%
Vivendi SA	155,085	3,385,668	0.53%
OTHER SECURITIES		20,827,594	3.26%
		73,559,146
Germany - 6.31%
BASF SE	76,278	5,319,721	0.83%
E.ON AG	534,891	11,498,130	1.80%
OTHER SECURITIES		23,481,800	3.68%
		40,299,651
Greece - 0.23%		1,473,901	0.23%
Hong Kong - 1.56%		9,942,828	1.56%
Ireland - 1.32%
CRH PLC	162,906	3,234,174	0.51%
OTHER SECURITIES		5,181,152	0.81%
		8,415,326
Israel - 0.05%		332,953	0.05%
Italy - 5.30%
Enel SpA	2,277,571	9,229,618	1.44%
ENI SpA	639,200	13,203,030	2.07%
Telecom Italia SpA	1,602,375	1,710,951	0.27%
Telecom Italia SpA, RSP	1,640,805	1,464,157	0.23%
OTHER SECURITIES		8,255,066	1.29%
		33,862,822
Japan - 23.77%
Astellas Pharma, Inc.	80,326	3,263,794	0.51%
Daito Trust Construction
Company, Ltd.	53,400	4,581,747	0.72%
Hitachi, Ltd.	479,000	2,510,710	0.39%
ITOCHU Corp.	260,300	2,639,434	0.41%
JX Holdings, Inc.	861,700	5,198,242	0.81%
Kao Corp.	100,050	2,731,527	0.43%
KDDI Corp.	848	5,458,941	0.85%
Nippon Telegraph & Telephone Corp.	136,900	6,952,665	1.09%
NTT DoCoMo, Inc.	1,999	3,672,736	0.57%
Resona Holdings, Inc.	973,300	4,282,281	0.67%
SCSK Corp. (L)	24,400	389,670	0.06%
Sumitomo Corp.	308,100	4,163,471	0.65%
Takeda
Pharmaceutical Company, Ltd.	202,911	8,912,898	1.39%
Yamada Denki Company, Ltd.	50,790	3,450,953	0.54%
OTHER SECURITIES		93,743,726	14.68%
		151,952,795
Jersey, C.I. - 0.20%		1,291,209	0.20%
Netherlands - 4.55%
ING Groep NV (I)	412,518	2,939,698	0.46%
Royal Dutch Shell PLC, B Shares	261,319	9,944,807	1.56%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	247,934	9,114,709	1.43%
Unilever NV	105,955	3,638,654	0.57%
OTHER SECURITIES		3,417,526	0.53%
		29,055,394
New Zealand - 0.60%		3,839,121	0.60%
Norway - 0.11%		715,963	0.11%
Portugal - 0.23%		1,459,106	0.23%
Singapore - 1.50%
Singapore Telecommunications, Ltd.	1,545,210	3,682,902	0.58%
OTHER SECURITIES		5,927,478	0.92%
		9,610,380
Spain - 4.64%
Banco Santander SA	539,809	4,078,442	0.64%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Spain (continued)
Gas Natural SDG SA	173,490	$2,969,030	0.46%
Repsol YPF SA	123,586	3,775,596	0.59%
Telefonica SA	535,900	9,248,436	1.45%
OTHER SECURITIES		9,608,349	1.50%
		29,679,853
Sweden - 0.62%		3,937,469	0.62%
Switzerland - 4.50%
Nestle SA	140,587	8,071,495	1.26%
Novartis AG	220,279	12,583,730	1.97%
Roche Holdings AG	27,076	4,579,028	0.72%
OTHER SECURITIES		3,536,045	0.55%
		28,770,298
United Kingdom - 18.77%
AstraZeneca PLC	422,649	19,577,035	3.06%
BAE Systems PLC	589,050	2,597,211	0.41%
Barclays PLC	1,771,062	4,797,755	0.75%
BG Group PLC	160,337	3,419,559	0.54%
BP PLC	984,128	7,018,066	1.10%
British American Tobacco PLC	157,128	7,450,313	1.17%
BT Group PLC	1,679,730	4,960,360	0.78%
GlaxoSmithKline PLC	853,850	19,470,018	3.05%
Next PLC	59,687	2,535,223	0.40%
Vodafone Group PLC	3,743,080	10,392,138	1.63%
OTHER SECURITIES		37,715,512	5.88%
		119,933,190
United States - 0.04%		245,082	0.04%
TOTAL COMMON STOCKS (Cost $664,179,816)		$608,567,509
PREFERRED SECURITIES - 0.80%
Germany - 0.80%		5,124,581	0.80%
TOTAL PREFERRED SECURITIES (Cost $5,590,971)		$5,124,581
SECURITIES LENDING COLLATERAL - 2.89%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,846,636	18,478,920	2.89%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,477,654)		$18,478,920
SHORT-TERM INVESTMENTS - 2.98%
Money Market Funds - 2.98%
State Street Institutional Treasury
Money Market Fund, 0.0064% (Y)	19,021,598	19,021,598	2.98%
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,021,598)		$19,021,598
Total Investments (International Core Trust)
(Cost $707,270,039) - 101.89%		$651,192,608	101.89%
Other Assets And Liabilities, Net - (1.89%)		(12,074,245)	(1.89)%
TOTAL NET ASSETS - 100.00%		$639,118,363	100.00%

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 90.42%
Australia - 5.80%
BHP Billiton, Ltd.	89,571	$3,161,731	1.39%
Brambles, Ltd.	439,743	3,215,150	1.42%
WorleyParsons, Ltd.	119,112	3,120,580	1.37%
OTHER SECURITIES		3,676,816	1.62%
		13,174,277
Belgium - 1.92%
Anheuser-Busch InBev NV	71,251	4,351,481	1.92%
Brazil - 2.45%
Banco Bradesco SA, ADR	231,846	3,867,191	1.70%
OTHER SECURITIES		1,689,988	0.75%
		5,557,179
Canada - 5.83%
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	4,949	2,122,957	0.93%
Suncor Energy, Inc.	118,088	3,405,571	1.50%
OTHER SECURITIES		7,704,819	3.40%
		13,233,347
China - 1.20%
Industrial & Commercial Bank
of China	4,557,000	2,717,934	1.20%
Denmark - 1.49%
Novo Nordisk A/S	29,391	3,381,308	1.49%
France - 6.23%
Danone SA	44,540	2,797,689	1.23%
OTHER SECURITIES		11,365,981	5.00%
		14,163,670
Germany - 4.88%
Adidas AG	49,609	3,226,759	1.42%
Fresenius Medical Care AG &
Company KGaA	39,499	2,683,806	1.18%
SAP AG	62,828	3,321,924	1.46%
OTHER SECURITIES		1,858,619	0.82%
		11,091,108
Hong Kong - 2.27%
China Mobile, Ltd.	264,000	2,573,975	1.13%
Hutchison Whampoa, Ltd.	310,000	2,593,680	1.14%
		5,167,655
India - 0.88%		1,993,338	0.88%
Ireland - 1.73%		3,924,628	1.73%
Israel - 1.72%
Teva Pharmaceutical
Industries, Ltd., ADR	97,060	3,917,342	1.72%
Japan - 9.16%
Canon, Inc.	89,800	3,973,550	1.75%
Denso Corp.	91,300	2,517,569	1.11%
Keyence Corp.	8,900	2,143,967	0.94%
Nidec Corp.	28,000	2,430,293	1.07%
Toyota Motor Corp.	72,300	2,406,198	1.06%
Yamada Denki Company, Ltd.	57,500	3,906,867	1.72%
OTHER SECURITIES		3,432,652	1.51%
		20,811,096
Mexico - 3.43%
America Movil SAB de CV,
Series L, ADR	123,591	2,793,157	1.23%
Fomento Economico Mexicano SAB
de CV, ADR	41,571	2,897,914	1.28%
OTHER SECURITIES		2,104,673	0.92%
		7,795,744

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Netherlands - 4.36%
Koninklijke Ahold NV	176,479	$2,373,256	1.04%
Royal Dutch Shell PLC, B Shares	90,810	3,455,883	1.52%
Unilever NV	89,232	3,064,361	1.35%
OTHER SECURITIES		1,003,162	0.45%
		9,896,662
Russia - 0.91%		2,077,557	0.91%
Singapore - 2.34%
Keppel Corp., Ltd.	409,200	2,925,227	1.29%
United Overseas Bank, Ltd.	203,000	2,383,968	1.05%
		5,309,195
South Korea - 2.46%
Hyundai Mobis (I)	10,719	2,721,063	1.20%
NHN Corp. (I)	15,655	2,867,913	1.26%
		5,588,976
Spain - 0.53%		1,206,578	0.53%
Sweden - 3.00%
Telefonaktiebolaget LM Ericsson,
B Shares	252,056	2,560,350	1.13%
OTHER SECURITIES		4,245,278	1.87%
		6,805,628
Switzerland - 8.86%
ABB, Ltd. (I)	134,666	2,533,477	1.12%
Julius Baer Group, Ltd. (I)	61,067	2,375,017	1.05%
Nestle SA	62,260	3,574,522	1.57%
Novartis AG	67,019	3,828,549	1.69%
Roche Holdings AG	16,490	2,788,749	1.23%
Syngenta AG (I)	10,902	3,208,651	1.41%
OTHER SECURITIES		1,818,193	0.79%
		20,127,158
Taiwan - 1.33%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,209,000	3,023,445	1.33%
Turkey - 0.62%		1,414,832	0.62%
United Kingdom - 17.02%
BG Group PLC	172,380	3,676,404	1.62%
British American Tobacco PLC	77,690	3,683,715	1.62%
Compass Group PLC	543,501	5,146,095	2.27%
Imperial Tobacco Group PLC	126,274	4,773,139	2.10%
Next PLC	68,090	2,892,143	1.27%
Reed Elsevier PLC	400,779	3,231,922	1.42%
Smith & Nephew PLC	217,204	2,104,686	0.93%
Tesco PLC	480,049	3,005,137	1.32%
Vodafone Group PLC	919,421	2,552,644	1.12%
OTHER SECURITIES		7,603,778	3.35%
		38,669,663
TOTAL COMMON STOCKS (Cost $217,049,717)		$205,399,801
PREFERRED SECURITIES - 0.98%
Germany - 0.98%
Volkswagen AG	14,946	2,235,009	0.98%
TOTAL PREFERRED SECURITIES (Cost $2,682,158)		$2,235,009
SHORT-TERM INVESTMENTS - 10.07%
Money Market Funds - 10.07%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y) 22,865,085		22,865,085	10.07%
TOTAL SHORT-TERM
INVESTMENTS (Cost $22,865,085)		$22,865,085
Total Investments (International Growth Stock
Trust) (Cost $242,596,960) - 101.47%		$230,499,895	101.47%
Other Assets And Liabilities, Net - (1.47%)		(3,340,996)	(1.47)%
TOTAL NET ASSETS - 100.00%		$227,158,899	100.00%

International Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.51%
Argentina - 2.38%
Arcos Dorados
Holdings, Inc., Class A	198,595	$4,077,155	1.00%
MercadoLibre, Inc.	70,659	5,620,217	1.38%
		9,697,372
Belgium - 2.64%
Anheuser-Busch InBev NV	175,766	10,734,479	2.64%
Brazil - 3.71%
BR Malls Participacoes SA	558,100	5,421,671	1.33%
OGX Petroleo e
Gas Participacoes SA (I)	1,325,300	9,677,301	2.38%
		15,098,972
Canada - 5.21%
Canadian National Railway Company	136,347	10,711,420	2.63%
Potash Corp. of Saskatchewan, Inc.	104,835	4,327,589	1.06%
OTHER SECURITIES		6,182,815	1.52%
		21,221,824
China - 3.29%
Baidu, Inc., ADR (I)	80,442	9,369,080	2.30%
OTHER SECURITIES		4,031,003	0.99%
		13,400,083
Denmark - 3.41%
Novo Nordisk A/S	81,036	9,322,842	2.29%
Novozymes A/S, B shares	147,685	4,547,932	1.12%
		13,870,774
France - 3.81%
Pernod-Ricard SA	46,207	4,276,737	1.05%
Publicis Groupe SA	91,582	4,203,127	1.03%
Schneider Electric SA	134,188	7,012,774	1.73%
		15,492,638
Germany - 4.32%
Adidas AG	93,826	6,102,802	1.50%
Bayerische Motoren Werke
(BMW) AG	115,026	7,690,088	1.89%
OTHER SECURITIES		3,799,123	0.93%
		17,592,013
Hong Kong - 6.99%
Belle International Holdings, Ltd.	3,009,000	5,272,776	1.30%
China Unicom Hong Kong, Ltd.	5,110,000	10,812,125	2.66%
Hang Lung Properties, Ltd.	1,977,000	5,620,757	1.38%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Hong Kong (continued)
Li & Fung, Ltd.	3,658,000	$6,724,915	1.65%
		28,430,573
India - 0.94%		3,809,911	0.94%
Ireland - 6.05%
Accenture PLC, Class A	153,365	8,163,619	2.01%
Experian PLC	593,699	8,061,743	1.98%
Shire PLC	241,907	8,396,261	2.06%
		24,621,623
Israel - 1.00%
Check Point
Software Technologies, Ltd. (I)	77,596	4,076,894	1.00%
Italy - 0.34%		1,387,699	0.34%
Japan - 10.02%
Canon, Inc.	141,500	6,261,217	1.54%
FANUC Corp.	56,700	8,666,585	2.13%
Honda Motor Company, Ltd.	199,900	6,087,411	1.50%
Hoya Corp.	190,800	4,104,213	1.01%
Sumitomo Realty &
Development Company, Ltd.	232,000	4,056,617	1.00%
OTHER SECURITIES		11,598,693	2.84%
		40,774,736
Luxembourg - 2.54%
Millicom International
Cellular SA, ADR	103,345	10,348,304	2.54%
Mexico - 1.04%
Wal-Mart de Mexico SAB de CV	1,546,300	4,243,967	1.04%
Netherlands - 5.13%
ASML Holding NV	277,740	11,639,846	2.86%
Sensata Technologies Holding NV (I)	272,181	7,152,917	1.76%
OTHER SECURITIES		2,104,236	0.51%
		20,896,999
South Korea - 1.10%
Samsung Electronics Company, Ltd.	4,863	4,466,791	1.10%
Spain - 1.76%
Inditex SA	87,626	7,159,310	1.76%
Sweden - 1.12%
Hennes & Mauritz AB, B Shares	142,600	4,575,558	1.12%
Switzerland - 11.81%
Julius Baer Group, Ltd. (I)	268,630	10,447,554	2.57%
Nestle SA	143,367	8,231,103	2.02%
Roche Holdings AG	71,994	12,175,451	2.99%
The Swatch Group AG, BR Shares	22,800	8,494,873	2.09%
Xstrata PLC	579,822	8,731,467	2.14%
		48,080,448
Taiwan - 3.03%
Taiwan Semiconductor
Manufacturing
Company, Ltd., ADR	956,397	12,347,085	3.03%
United Kingdom - 10.51%
ARM Holdings PLC	701,149	6,463,857	1.59%
British Sky Broadcasting Group PLC	913,558	10,381,087	2.55%
Reed Elsevier PLC	506,997	4,088,475	1.00%
Rolls-Royce Holdings PLC (I)	390,882	4,514,866	1.11%
Standard Chartered PLC	486,197	10,585,731	2.60%
Tullow Oil PLC	309,949	6,737,281	1.66%
		42,771,297
United States - 4.36%
Citigroup, Inc.	233,012	6,130,546	1.51%
Wynn Resorts, Ltd.	68,515	7,570,221	1.86%
OTHER SECURITIES		4,051,060	0.99%
		17,751,827
TOTAL COMMON STOCKS (Cost $406,504,372)		$392,851,177
SHORT-TERM INVESTMENTS - 4.88%
Money Market Funds - 4.88%
State Street Institutional Treasury
Money Market Fund, 0.0064% (Y)	19,875,643	19,875,643	4.88%
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,875,643)		$19,875,643
Total Investments (International Opportunities
Trust) (Cost $426,380,015) - 101.39%		$412,726,820	101.39%
Other Assets And Liabilities, Net - (1.39%)		(5,659,530)	(1.39)%
TOTAL NET ASSETS - 100.00%		$407,067,290	100.00%

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.25%
Australia - 8.09%
Navitas, Ltd.	65,859	$235,846	0.23%
OTHER SECURITIES		8,004,215	7.86%
		8,240,061
Austria - 0.74%		755,180	0.74%
Belgium - 1.08%
D’ieteren SA	4,540	200,097	0.20%
OTHER SECURITIES		900,739	0.88%
		1,100,836
Bermuda - 0.53%
Catlin Group, Ltd.	33,531	206,886	0.20%
OTHER SECURITIES		329,898	0.33%
		536,784
Canada - 11.18%		11,391,306	11.18%
Cayman Islands - 0.03%		26,646	0.03%
China - 0.05%		51,735	0.05%
Cyprus - 0.06%		59,358	0.06%
Denmark - 0.84%		859,924	0.84%
Finland - 2.21%
Amer Sports OYJ	22,062	256,498	0.25%
Orion OYJ, Series A	4,469	87,781	0.09%
Orion OYJ, Series B	11,531	224,365	0.22%
YIT OYJ	21,015	336,377	0.33%
OTHER SECURITIES		1,345,736	1.32%
		2,250,757
France - 3.07%
Etablissements Maurel et Prom SA	12,266	185,873	0.18%
Neopost SA (L)	3,253	218,545	0.21%
OTHER SECURITIES		2,724,457	2.68%
		3,128,875
Germany - 4.36%
Aurubis AG	5,323	283,825	0.28%
DVB Bank AG	6,310	195,593	0.19%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Germany (continued)
Freenet AG	15,169	$196,323	0.19%
Stada Arzneimittel AG	10,688	265,935	0.26%
Wincor Nixdorf AG	5,765	257,632	0.25%
OTHER SECURITIES		3,239,642	3.19%
		4,438,950
Gibraltar - 0.18%
PartyGaming PLC	74,167	188,102	0.18%
Greece - 0.57%		580,726	0.57%
Hong Kong - 2.08%		2,120,430	2.08%
Ireland - 1.28%
Paddy Power PLC	5,842	335,807	0.33%
OTHER SECURITIES		966,141	0.95%
		1,301,948
Isle Of Man - 0.02%		16,473	0.02%
Israel - 0.56%		568,354	0.56%
Italy - 2.31%		2,352,051	2.31%
Japan - 25.63%		26,108,151	25.63%
Jersey, C.I. - 0.03%		30,964	0.03%
Liechtenstein - 0.10%		103,460	0.10%
Luxembourg - 0.12%		125,938	0.12%
Netherlands - 1.77%
Nutreco Holding NV	2,903	190,627	0.19%
OTHER SECURITIES		1,607,140	1.58%
		1,797,767
New Zealand - 0.76%		776,560	0.76%
Nigeria - 0.03%		30,957	0.03%
Norway - 0.86%		874,642	0.86%
Papua New Guinea - 0.01%		8,221	0.01%
Peru - 0.05%		51,525	0.05%
Portugal - 0.34%		346,155	0.34%
Russia - 0.01%		5,533	0.01%
Singapore - 1.03%		1,051,169	1.03%
South Africa - 0.03%		34,046	0.03%
Spain - 2.19%
Construcciones & Auxiliar
de Ferrocarriles SA	394	196,609	0.19%
Ebro Foods SA	16,526	306,302	0.30%
Viscofan SA	6,729	249,839	0.25%
OTHER SECURITIES		1,474,935	1.45%
		2,227,685
Sweden - 2.96%
Axis Communications AB	9,260	186,274	0.18%
OTHER SECURITIES		2,831,620	2.78%
		3,017,894
Switzerland - 4.61%
Galenica Holding AG	437	255,163	0.25%
GAM Holding, Ltd. (I)	25,978	280,738	0.28%
Georg Fischer AG (I)	952	325,113	0.32%
OTHER SECURITIES		3,838,925	3.76%
		4,699,939
Taiwan - 0.00%		0	0.00%
United Arab Emirates - 0.14%		141,180	0.14%
United Kingdom - 17.98%
Aberdeen Asset Management PLC	58,004	190,290	0.19%
Ashtead Group PLC	54,314	189,589	0.19%
Aveva Group PLC	9,024	200,119	0.20%
Babcock International Group PLC	43,044	489,690	0.48%
Berkeley Group Holdings PLC (I)	13,633	269,817	0.26%
Chemring Group PLC	37,420	232,119	0.23%
Cookson Group PLC	33,297	261,441	0.26%
Croda International PLC	12,609	352,763	0.35%
D.S. Smith PLC	57,738	176,817	0.17%
Drax Group PLC	30,783	260,433	0.26%
FirstGroup PLC	35,332	184,821	0.18%
Halma PLC	51,425	262,987	0.26%
Hikma Pharmaceuticals PLC	18,634	178,869	0.18%
Howden Joinery Group PLC (I)	113,752	177,083	0.17%
IG Group Holdings PLC	29,583	218,933	0.21%
Imagination
Technologies Group PLC (I)	42,994	364,811	0.36%
Melrose PLC	37,529	197,821	0.19%
Persimmon PLC	26,100	189,720	0.19%
Petropavlovsk PLC	20,453	194,310	0.19%
Rightmove PLC	11,119	214,212	0.21%
Rotork PLC	16,023	478,518	0.47%
SDL PLC	17,692	182,648	0.18%
Spectris PLC	10,418	207,787	0.20%
Spirax-Sarco Engineering PLC	10,190	295,283	0.29%
Travis Perkins PLC	18,315	225,193	0.22%
William Hill PLC	57,734	181,381	0.18%
OTHER SECURITIES		11,943,384	11.71%
		18,320,839
United States - 0.36%		368,554	0.36%
TOTAL COMMON STOCKS (Cost $120,343,810)		$100,089,675
Rights 0.00%		896	0.00%
TOTAL RIGHTS (Cost $3,653)		$896
Warrants 0.01%		3,801	0.01%
TOTAL WARRANTS (Cost $21,349)		$3,801
SECURITIES LENDING COLLATERAL - 3.38%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	343,784	3,440,182	3.38%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,439,857)		$3,440,182
SHORT-TERM INVESTMENTS - 0.97%
Money Market Funds - 0.97%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y)	990,236	990,236	0.97%
TOTAL SHORT-TERM
INVESTMENTS (Cost $990,236)		$990,236
Total Investments (International Small Company
Trust) (Cost $124,798,905) - 102.61%		$104,524,790	102.61%
Other Assets And Liabilities, Net - (2.61%)		(2,654,540)	(2.61)%
TOTAL NET ASSETS - 100.00%		$101,870,250	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.71%
Australia - 0.75%		$7,206,779	0.75%
Austria - 0.92%
Telekom Austria AG	734,930	8,802,032	0.92%
Bermuda - 0.51%		4,943,528	0.51%
Brazil - 0.98%		9,430,255	0.98%
Canada - 1.33%		12,825,328	1.33%
China - 1.32%		12,709,614	1.32%
Denmark - 1.55%
Danske Bank A/S (I)	922,800	11,751,773	1.22%
OTHER SECURITIES		3,099,405	0.33%
		14,851,178
France - 12.22%
AXA SA	1,086,931	14,007,761	1.46%
BNP Paribas SA	391,996	15,345,893	1.60%
France Telecom SA	762,773	11,937,197	1.24%
Sanofi	392,333	28,707,399	2.99%
Societe Generale SA	474,043	10,520,923	1.09%
Total SA-Strip VVPR	333,336	17,013,800	1.77%
Vivendi SA	417,353	9,111,254	0.95%
OTHER SECURITIES		10,742,747	1.12%
		117,386,974
Germany - 6.71%
E.ON AG	460,890	9,907,388	1.03%
Merck KGaA	139,160	13,873,211	1.44%
Muenchener Rueckversicherungs AG	119,887	14,705,248	1.53%
Siemens AG	103,671	9,915,157	1.03%
OTHER SECURITIES		16,096,356	1.68%
		64,497,360
Hong Kong - 1.34%		12,889,766	1.34%
India - 0.84%		8,029,290	0.84%
Ireland - 0.86%		8,307,689	0.86%
Italy - 0.91%
Unicredit SpA (L)	1,063,627	8,769,087	0.91%
Japan - 6.74%
Nintendo Company, Ltd.	63,095	8,698,080	0.91%
NKSJ Holdings, Inc.	495,800	9,713,208	1.01%
Toyota Motor Corp.	354,130	11,785,712	1.23%
Trend Micro, Inc. (I)(L)	367,100	10,960,387	1.14%
OTHER SECURITIES		23,602,925	2.45%
		64,760,312
Netherlands - 10.94%
Aegon NV (I)	2,675,082	10,655,205	1.11%
Akzo Nobel NV	203,570	9,794,762	1.02%
ING Groep NV, ADR (I)	4,071,630	29,015,375	3.02%
Koninklijke Philips Electronics NV	646,505	13,547,862	1.41%
Reed Elsevier NV	772,650	8,986,442	0.94%
Royal Dutch Shell PLC, B Shares	657,396	25,017,992	2.60%
OTHER SECURITIES		8,150,551	0.84%
		105,168,189
Norway - 4.70%
Statoil ASA	858,610	21,990,801	2.29%
Telenor ASA	1,414,455	23,141,806	2.41%
		45,132,607
Russia - 1.35%
Gazprom OAO, ADR	1,209,550	12,919,204	1.34%
Gazprom OAO, ADR
(London Exchange)	4,600	48,912	0.01%
		12,968,116
Singapore - 2.48%
Flextronics International, Ltd. (I)(L)	2,218,370	12,555,974	1.31%
Singapore Telecommunications, Ltd.	4,721,000	11,252,244	1.17%
		23,808,218
South Korea - 6.13%
KB Financial
Group, Inc., ADR (I)(L)	578,033	18,115,554	1.89%
POSCO	32,684	10,829,394	1.13%
Samsung Electronics Company, Ltd.	26,605	24,437,380	2.54%
OTHER SECURITIES		5,499,376	0.57%
		58,881,704
Spain - 1.63%
Telefonica SA	908,896	15,685,513	1.63%
Sweden - 0.79%		7,559,522	0.79%
Switzerland - 9.46%
Credit Suisse Group AG (I)	925,432	21,714,365	2.26%
Roche Holdings AG	179,202	30,306,210	3.15%
Swiss Re, Ltd. (I)	251,611	12,814,202	1.33%
UBS AG (Swiss Exchange) (I)	1,088,836	12,933,515	1.35%
OTHER SECURITIES		13,095,004	1.37%
		90,863,296
Taiwan - 4.51%
Compal Electronics, Inc.	13,233,334	13,173,096	1.37%
Compal Electronics, Inc., GDR (S)	2,123	10,587	0.00%
Siliconware Precision
Industries Company	9,912,000	8,867,611	0.92%
Taiwan Semiconductor
Manufacturing Company, Ltd.	8,509,581	21,280,604	2.21%
OTHER SECURITIES		50,859	0.01%
		43,382,757
United Kingdom - 17.74%
Aviva PLC	3,897,310	18,092,382	1.88%
BAE Systems PLC	2,091,561	9,222,010	0.96%
BP PLC	1,840,025	13,121,684	1.37%
G4S PLC	2,910,180	12,249,177	1.27%
GlaxoSmithKline PLC	1,112,124	25,359,343	2.64%
Kingfisher PLC	2,797,100	10,874,397	1.13%
Rexam PLC	1,713,360	9,375,653	0.98%
Tesco PLC	3,778,560	23,654,027	2.46%
Vodafone Group PLC	7,642,088	21,217,189	2.21%
OTHER SECURITIES		27,335,929	2.84%
		170,501,791
TOTAL COMMON STOCKS (Cost $1,128,188,530)		$929,360,905
SECURITIES LENDING COLLATERAL - 4.16%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	3,993,196	39,959,109	4.16%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $39,955,881)		$39,959,109
SHORT-TERM INVESTMENTS - 2.74%
Time Deposits - 2.74%
Bank of Montreal, 0.050%,
01/03/2012 *	$20,000,000	$20,000,000	2.08%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Time Deposits (continued)
OTHER SECURITIES		$6,300,000	0.66%
		26,300,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $26,300,000)		$26,300,000
Total Investments (International Value Trust)
(Cost $1,194,444,411) - 103.61%		$995,620,014	103.61%
Other Assets And Liabilities, Net - (3.61%)		(34,666,680)	(3.61)%
TOTAL NET ASSETS - 100.00%		$960,953,334	100.00%

Large Cap Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.11%
Consumer Discretionary - 15.67%
Amazon.com, Inc. (I)	12,100	$2,094,510	1.40%
Carnival Corp.	64,001	2,088,993	1.40%
Coach, Inc.	41,000	2,502,640	1.68%
Comcast Corp., Class A	136,200	3,229,302	2.17%
General Motors Company (I)	88,300	1,789,841	1.20%
International Game Technology	95,500	1,642,600	1.10%
Kohl’s Corp.	43,000	2,122,050	1.42%
Time Warner, Inc.	87,800	3,173,092	2.13%
Viacom, Inc., Class B	41,700	1,893,597	1.27%
OTHER SECURITIES		2,826,311	1.90%
		23,362,936
Consumer Staples - 6.00%
Colgate-Palmolive Company	32,100	2,965,719	1.99%
Kraft Foods, Inc., Class A	98,200	3,668,752	2.46%
The Kroger Company	95,700	2,317,854	1.55%
		8,952,325
Energy - 11.86%
Baker Hughes, Inc.	32,700	1,590,528	1.07%
Ensco International PLC, ADR	40,500	1,900,260	1.27%
EOG Resources, Inc.	22,900	2,255,879	1.51%
Exxon Mobil Corp.	36,800	3,119,168	2.09%
Hess Corp.	41,300	2,345,840	1.57%
McDermott International, Inc. (I)	162,000	1,864,620	1.25%
Noble Corp. (I)	61,500	1,858,530	1.25%
Ultra Petroleum Corp. (I)(L)	50,500	1,496,315	1.00%
OTHER SECURITIES		1,251,558	0.85%
		17,682,698
Financials - 15.09%
Aflac, Inc.	40,000	1,730,400	1.16%
Citigroup, Inc.	113,150	2,976,977	2.00%
CME Group, Inc.	6,300	1,535,121	1.03%
Invesco, Ltd.	84,500	1,697,605	1.14%
JPMorgan Chase & Company	92,500	3,075,625	2.06%
MetLife, Inc.	59,200	1,845,856	1.24%
Morgan Stanley	127,000	1,921,510	1.29%
U.S. Bancorp	84,000	2,272,200	1.52%
Wells Fargo & Company	150,222	4,140,118	2.78%
OTHER SECURITIES		1,310,316	0.87%
		22,505,728
Health Care - 14.34%
Alexion Pharmaceuticals, Inc. (I)	27,400	1,959,100	1.31%
Baxter International, Inc.	38,800	1,919,824	1.29%
Gilead Sciences, Inc. (I)	39,800	1,629,014	1.09%
Hospira, Inc. (I)(L)	53,300	1,618,721	1.09%
Medtronic, Inc.	67,366	2,576,750	1.73%
Merck & Company, Inc.	77,300	2,914,210	1.95%
UnitedHealth Group, Inc.	40,600	2,057,608	1.38%
OTHER SECURITIES		6,710,968	4.50%
		21,386,195
Industrials - 10.52%
FedEx Corp.	31,617	2,640,336	1.77%
General Dynamics Corp.	48,500	3,220,885	2.16%
Hertz Global Holdings, Inc. (I)(L)	184,600	2,163,512	1.45%
Illinois Tool Works, Inc.	60,852	2,842,397	1.91%
Textron, Inc.	103,600	1,915,564	1.28%
The Boeing Company	39,700	2,911,995	1.95%
		15,694,689
Information Technology - 16.15%
Adobe Systems, Inc. (I)(L)	107,500	3,039,025	2.04%
Apple, Inc. (I)	14,800	5,994,000	4.02%
Cisco Systems, Inc.	147,300	2,663,184	1.79%
Hewlett-Packard Company	64,900	1,671,824	1.12%
Symantec Corp. (I)	161,200	2,522,780	1.69%
Visa, Inc., Class A	23,300	2,365,649	1.59%
OTHER SECURITIES		5,822,070	3.90%
		24,078,532
Materials - 3.85%
Celanese Corp., Series A	56,000	2,479,120	1.66%
The Dow Chemical Company	76,900	2,211,644	1.48%
OTHER SECURITIES		1,048,197	0.71%
		5,738,961
Utilities - 2.63%
Edison International	45,400	1,879,560	1.26%
NextEra Energy, Inc.	33,500	2,039,480	1.37%
		3,919,040
TOTAL COMMON STOCKS (Cost $140,556,228)		$143,321,104
INVESTMENT COMPANIES - 2.02%
SPDR S&P 500 ETF Trust	24,000	3,012,000	2.02%
TOTAL INVESTMENT
COMPANIES (Cost $3,023,179)		$3,012,000
SECURITIES LENDING COLLATERAL - 6.30%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	938,125	9,387,626	6.30%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,386,286)		$9,387,626
Total Investments (Large Cap Trust)
(Cost $152,965,693) - 104.43%		$155,720,730	104.43%
Other Assets And Liabilities, Net - (4.43%)		(6,604,109)	(4.43)%
TOTAL NET ASSETS - 100.00%		$149,116,621	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Lifestyle Balanced PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.02%
Equity (G) - 30.01%
John Hancock Variable
Insurance Trust (G) - 30.01%
All Cap Core, Series NAV
(QS Investors)	41,711	$685,735	0.97%
All Cap Value, Series NAV
(Lord Abbett)	110,456	877,019	1.24%
Alpha Opportunities,
Series NAV (Wellington)	143,397	1,710,728	2.42%
Blue Chip Growth, Series NAV (T.
Rowe Price)	77,778	1,595,236	2.26%
Capital Appreciation,
Series NAV (Jennison)	124,904	1,241,541	1.76%
Emerging Markets,
Series NAV (DFA)	211,091	2,079,246	2.94%
Equity-Income, Series NAV (T.
Rowe Price)	145,331	1,956,149	2.77%
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	53,900	534,151	0.75%
Fundamental Value,
Series NAV (Davis)	125,696	1,710,728	2.42%
Growth Equity, Series NAV (Rainier)	80,421	887,846	1.26%
Heritage, Series NAV
(American Century)	32,236	346,541	0.49%
International Core,
Series NAV (GMO)	121,670	1,042,711	1.47%
International Growth Stock,
Series NAV (Invesco)	39,385	491,522	0.69%
International Opportunities,
Series NAV (Marsico)	66,071	693,082	0.98%
International Value,
Series NAV (Franklin)	115,211	1,173,996	1.66%
Mid Cap Stock,
Series NAV (Wellington)	39,504	509,203	0.72%
Mid Cap Value Equity,
Series NAV (Columbia)	31,276	346,541	0.49%
Mid Value, Series NAV (T.
Rowe Price)	48,681	509,203	0.72%
Small Cap Growth,
Series NAV (Wellington)	26,108	240,457	0.34%
Small Cap Value,
Series NAV (Wellington)	16,465	311,180	0.44%
Small Company Growth,
Series NAV (Invesco) (I)	13,232	205,096	0.29%
Small Company Value, Series NAV
(T. Rowe Price)	21,943	367,758	0.52%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (2)(A)/Perimeter)	14,698	240,457	0.34%
U.S. Equity, Series NAV (GMO)	108,417	1,371,465	1.94%
Value & Restructuring,
Series NAV (Columbia)	7,367	92,303	0.13%
		21,219,894
Fixed Income (G) - 50.01%
John Hancock Variable
Insurance Trust (G) - 50.01%
Bond PS, Series NAV
(John Hancock) (A)(1)	2,795,361	35,361,319	50.01%
Specialty - 20.00%
John Hancock Variable
Insurance Trust (G) - 20.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	1,267,431	$14,144,528	20.00%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $70,784,761)		$70,725,741
Total Investments (Lifestyle Balanced PS Series)
(Cost $70,784,761) - 100.02%		$70,725,741	100.02%
Other Assets And Liabilities, Net - (0.02%)		(13,489)	(0.02)%
TOTAL NET ASSETS - 100.00%		$70,712,252	100.00%

Lifestyle Conservative PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.02%
Equity (G) - 12.00%
John Hancock Variable
Insurance Trust (G) - 12.00%
Blue Chip Growth, Series NAV (T.
Rowe Price)	34,401	$705,574	2.40%
Equity-Income, Series NAV (T.
Rowe Price)	51,328	690,873	2.35%
Fundamental Value,
Series NAV (Davis)	32,401	440,983	1.50%
International Core,
Series NAV (GMO)	37,742	323,448	1.10%
International Opportunities,
Series NAV (Marsico)	14,013	146,994	0.50%
International Value,
Series NAV (Franklin)	33,178	338,087	1.15%
Mid Cap Stock,
Series NAV (Wellington)	10,263	132,295	0.45%
Mid Value, Series NAV (T.
Rowe Price)	12,648	132,295	0.45%
Small Cap Growth,
Series NAV (Wellington)	12,768	117,595	0.40%
Small Cap Value,
Series NAV (Wellington)	7,000	132,295	0.45%
U.S. Equity, Series NAV (GMO)	29,050	367,486	1.25%
		3,527,925
		3,527,925
Fixed Income (G) - 80.02%
John Hancock Variable
Insurance Trust (G) - 80.02%
Bond PS, Series NAV
(John Hancock) (A)(1)	1,859,217	23,519,095	80.02%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Lifestyle Conservative PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES (continued)
Specialty - 8.00%
John Hancock Variable Insurance Trust (G) - 8.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	210,745	$2,351,910	8.00%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $29,511,908)		$29,398,930
Total Investments (Lifestyle Conservative PS Series)
(Cost $29,511,908) - 100.02%		$29,398,930	100.02%
Other Assets And Liabilities, Net - (0.02%)		(7,052)	(0.02)%
TOTAL NET ASSETS - 100.00%		$29,391,878	100.00%

Lifestyle Growth PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.02%
Equity (G) - 42.01%
John Hancock Variable
Insurance Trust (G) - 42.01%
All Cap Core, Series NAV
(QS Investors)	55,429	$911,246	0.97%
All Cap Value, Series NAV
(Lord Abbett)	143,458	1,139,057	1.21%
Alpha Opportunities,
Series NAV (Wellington)	268,152	3,199,054	3.41%
Blue Chip Growth, Series NAV (T.
Rowe Price)	140,850	2,888,842	3.08%
Capital Appreciation,
Series NAV (Jennison)	239,914	2,384,749	2.54%
Emerging Markets,
Series NAV (DFA)	375,432	3,698,004	3.94%
Equity-Income, Series NAV (T.
Rowe Price)	299,610	4,032,746	4.30%
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	105,647	1,046,963	1.12%
Fundamental Value,
Series NAV (Davis)	235,052	3,199,054	3.41%
Growth Equity, Series NAV (Rainier)	172,984	1,909,738	2.03%
Heritage, Series NAV
(American Century)	42,782	459,904	0.49%
International Core,
Series NAV (GMO)	222,324	1,905,317	2.03%
International Growth Stock,
Series NAV (Invesco)	65,806	821,257	0.88%
International Opportunities,
Series NAV (Marsico)	141,369	1,482,956	1.58%
International Value,
Series NAV (Franklin)	213,690	2,177,505	2.32%
Mid Cap Stock,
Series NAV (Wellington)	66,989	863,493	0.92%
Mid Cap Value Equity,
Series NAV (Columbia)	41,508	459,904	0.49%
Mid Value, Series NAV (T.
Rowe Price)	82,552	863,493	0.92%
Small Cap Growth,
Series NAV (Wellington)	44,840	412,975	0.44%
Small Cap Opportunities,
Series NAV (DFA/Invesco)	28,397	534,990	0.57%
Small Cap Value,
Series NAV (Wellington)	24,334	$459,904	0.49%
Small Company Growth,
Series NAV (Invesco) (I)	23,616	366,046	0.39%
Small Company Value, Series NAV
(T. Rowe Price)	41,441	694,549	0.74%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (2)(A)/Perimeter)	22,374	366,046	0.39%
U.S. Equity, Series NAV (GMO)	234,498	2,966,395	3.16%
Value & Restructuring,
Series NAV (Columbia)	14,059	176,159	0.19%
		39,420,346
Fixed Income (G) - 30.01%
John Hancock Variable
Insurance Trust (G) - 30.01%
Bond PS, Series NAV
(John Hancock) (A)(1)	2,225,881	28,157,390	30.01%
Specialty - 28.00%
John Hancock Variable
Insurance Trust (G) - 28.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	2,354,859	26,280,230	28.00%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $93,945,966)		$93,857,966
Total Investments (Lifestyle Growth PS Series)
(Cost $93,945,966) - 100.02%		$93,857,966	100.02%
Other Assets And Liabilities, Net - (0.02%)		(19,254)	(0.02)%
TOTAL NET ASSETS - 100.00%		$93,838,712	100.00%

Lifestyle Moderate PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT
COMPANIES - 100.02%
Equity - 24.01%
John Hancock Variable
Insurance Trust (G) - 24.01%
All Cap Value, Series NAV
(Lord Abbett)	46,247	$367,203	1.02%
Alpha Opportunities,
Series NAV (Wellington)	61,560	734,405	2.04%
Blue Chip Growth, Series NAV (T.
Rowe Price)	49,235	1,009,808	2.80%
Capital Appreciation,
Series NAV (Jennison)	83,119	826,206	2.29%
Equity-Income, Series NAV (T.
Rowe Price)	83,207	1,119,968	3.11%
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	18,527	183,601	0.51%
Fundamental Value,
Series NAV (Davis)	53,961	734,405	2.04%
International Core,
Series NAV (GMO)	73,609	630,831	1.75%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Lifestyle Moderate PS Series (continued)

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT
COMPANIES (continued)
John Hancock Variable
Insurance Trust (G) (continued)
International Growth Stock,
Series NAV (Invesco)	21,663	$270,356	0.75%
International Opportunities,
Series NAV (Marsico)	34,364	360,475	1.00%
International Value,
Series NAV (Franklin)	70,751	720,949	2.00%
Mid Cap Stock,
Series NAV (Wellington)	25,169	324,428	0.90%
Mid Value, Series NAV (T.
Rowe Price)	31,016	324,427	0.90%
Small Cap Growth,
Series NAV (Wellington)	11,742	108,142	0.30%
Small Cap Value,
Series NAV (Wellington)	7,629	144,190	0.40%
Small Company Growth,
Series NAV (Invesco) (I)	5,814	90,119	0.25%
Small Company Value, Series NAV
(T. Rowe Price)	9,679	162,214	0.45%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (2)(A)/Perimeter)	6,610	108,142	0.30%
U.S. Equity, Series NAV (GMO)	29,028	367,203	1.02%
Value & Restructuring,
Series NAV (Columbia)	5,133	64,321	0.18%
		8,651,393
Fixed Income - 60.01%
John Hancock Variable
Insurance Trust (G) - 60.01%
Bond PS, Series NAV
(John Hancock) (A)(1)	1,709,761	21,628,481	60.01%
Specialty - 16.00%
John Hancock Variable
Insurance Trust (G) - 16.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	516,810	5,767,595	16.00%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $36,022,165)		$36,047,469
Total Investments (Lifestyle Moderate PS Series)
(Cost $36,022,165) - 100.02%		$36,047,469	100.02%
Other Assets And Liabilities, Net - (0.02%)		(7,561)	(0.02)%
TOTAL NET ASSETS - 100.00%		$36,039,908	100.00%

Mid Cap Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.44%
Consumer Discretionary - 21.25%
Brunswick Corp.	410,670	$7,416,700	1.07%
Coach, Inc.	139,830	8,535,223	1.23%
Deckers Outdoor Corp. (I)(L)	101,440	7,665,821	1.10%
Domino’s Pizza UK & IRL PLC	1,159,813	7,228,916	1.04%
Express, Inc. (I)	421,700	8,408,698	1.21%
GNC Holdings, Inc., Class A (I)	375,510	10,871,015	1.57%
Hanesbrands, Inc. (I)	426,950	9,333,127	1.34%
Jarden Corp.	311,444	9,305,947	1.34%
priceline.com, Inc. (I)	16,570	7,749,955	1.12%
Ross Stores, Inc.	224,440	10,667,633	1.54%
Sirius XM Radio, Inc. (I)(L)	4,932,430	8,977,023	1.29%
Tempur-
Pedic International, Inc. (I)(L)	165,950	8,717,354	1.26%
OTHER SECURITIES		42,557,121	6.14%
		147,434,533
Consumer Staples - 1.47%		10,197,231	1.47%
Energy - 10.47%
Ensco International PLC, ADR	145,080	6,807,154	0.98%
Pioneer Natural
Resources Company (L)	96,730	8,655,400	1.25%
Whiting Petroleum Corp. (I)	156,600	7,311,654	1.05%
OTHER SECURITIES		49,848,464	7.19%
		72,622,672
Financials - 4.05%
M&T Bank Corp.	101,980	7,785,153	1.12%
Regions Financial Corp.	1,941,680	8,349,224	1.20%
Signature Bank (I)	118,260	7,094,417	1.02%
OTHER SECURITIES		4,882,133	0.71%
		28,110,927
Health Care - 17.30%
Allscripts
Healthcare Solutions, Inc. (I)(L)	415,000	7,860,100	1.13%
Catalyst Health Solutions, Inc. (I)(L)	140,890	7,326,280	1.06%
Edwards Lifesciences Corp. (I)(L)	205,650	14,539,455	2.10%
Gen-Probe, Inc. (I)	186,162	11,005,897	1.59%
HeartWare International, Inc. (I)(L)	126,810	8,749,890	1.26%
Hologic, Inc. (I)	742,850	13,007,304	1.87%
Intuitive Surgical, Inc. (I)	29,090	13,468,961	1.94%
SXC Health Solutions Corp. (I)	215,310	12,160,709	1.75%
OTHER SECURITIES		31,953,422	4.60%
		120,072,018
Industrials - 12.45%
AECOM Technology Corp. (I)	445,140	9,156,530	1.32%
DigitalGlobe, Inc. (I)	494,480	8,460,553	1.22%
JetBlue Airways Corp. (I)	1,274,100	6,625,320	0.95%
Owens Corning, Inc. (I)	266,140	7,643,541	1.10%
United Rentals, Inc. (I)(L)	241,520	7,136,916	1.03%
WABCO Holdings, Inc. (I)	174,773	7,585,148	1.09%
OTHER SECURITIES		39,749,703	5.74%
		86,357,711
Information Technology - 29.21%
Activision Blizzard, Inc.	645,170	7,948,494	1.15%
Cadence Design Systems, Inc. (I)(L)	1,503,780	15,639,312	2.25%
Concur Technologies, Inc. (I)(L)	195,650	9,937,064	1.43%
F5 Networks, Inc. (I)	77,600	8,234,912	1.19%
Finisar Corp. (I)	435,230	7,287,926	1.05%
Gartner, Inc. (I)	188,309	6,547,504	0.94%
IAC/InterActiveCorp (L)	215,370	9,174,762	1.32%
Jabil Circuit, Inc.	356,920	7,017,047	1.01%
Juniper Networks, Inc. (I)	319,690	6,524,873	0.94%
LinkedIn Corp., Class A (I)(L)	123,350	7,772,284	1.12%
Red Hat, Inc. (I)	164,960	6,811,198	0.98%
Salesforce.com, Inc. (I)(L)	101,790	10,327,613	1.49%
Skyworks Solutions, Inc. (I)	457,100	7,414,162	1.07%
The Western Union Company	524,550	9,578,283	1.38%
TIBCO Software, Inc. (I)	349,480	8,356,062	1.20%
VeriFone Systems, Inc. (I)	221,200	7,857,024	1.13%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$66,292,607	9.56%
		202,721,127
Materials - 2.24%
Ball Corp.	224,740	8,025,465	1.16%
OTHER SECURITIES		7,530,779	1.08%
		15,556,244
TOTAL COMMON STOCKS (Cost $694,242,983)		$683,072,463
SECURITIES LENDING COLLATERAL - 20.00%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	13,869,502	138,789,329	20.00%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $138,768,861)		$138,789,329
SHORT-TERM INVESTMENTS - 1.77%
Repurchase Agreement - 1.77%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at
0.060% to be repurchased at
$12,300,082 on 01/03/2012,
collateralized by $12,504,432
Government National Mortgage
Association, 4.500% due
06/15/2040 (valued at
$12,546,000, including interest)	$12,300,000	$12,300,000	1.77%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,300,000)		$12,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $845,311,844) - 120.21%		$834,161,792	120.21%
Other Assets And Liabilities, Net - (20.21%)		(140,221,858)	(20.21)%
TOTAL NET ASSETS - 100.00%		$693,939,934	100.00%

Mid Cap Value Equity Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.89%
Consumer Discretionary - 12.68%
DISH Network Corp. (L)	42,975	$1,223,928	0.94%
Ford Motor Company (I)	116,956	1,258,447	0.97%
Macy’s, Inc.	70,649	2,273,485	1.74%
Penn National Gaming, Inc. (I)(L)	39,439	1,501,443	1.15%
Visteon Corp. (I)	27,095	1,353,124	1.04%
OTHER SECURITIES		8,919,239	6.84%
		16,529,666
Consumer Staples - 6.52%
Lorillard, Inc.	36,646	4,177,644	3.20%
Ralcorp Holdings, Inc. (I)	28,530	2,439,315	1.87%
Sara Lee Corp.	66,076	1,250,158	0.96%
OTHER SECURITIES		632,419	0.49%
		8,499,536
Energy - 9.99%
El Paso Corp.	49,376	1,311,920	1.01%
Enbridge, Inc.	87,453	3,271,617	2.51%
Newfield Exploration Company (I)	41,116	1,551,307	1.19%
Noble Corp. (I)	49,326	1,490,632	1.14%
QEP Resources, Inc.	48,136	1,410,385	1.08%
Whiting Petroleum Corp. (I)	30,773	1,436,791	1.10%
OTHER SECURITIES		2,558,974	1.96%
		13,031,626
Financials - 17.11%
Assurant, Inc.	29,916	1,228,351	0.94%
CIT Group, Inc. (I)	124,842	4,353,241	3.34%
Everest Re Group, Ltd.	13,850	1,164,647	0.89%
Invesco, Ltd.	93,637	1,881,167	1.44%
Lincoln National Corp. (L)	61,289	1,190,232	0.91%
XL Group PLC	151,367	2,992,526	2.30%
OTHER SECURITIES		9,501,124	7.29%
		22,311,288
Health Care - 10.98%
Agilent Technologies, Inc. (I)	86,440	3,019,349	2.32%
CIGNA Corp.	61,568	2,585,856	1.98%
Humana, Inc.	13,914	1,219,006	0.93%
Mylan, Inc. (I)	164,073	3,521,007	2.70%
Teleflex, Inc.	21,169	1,297,448	1.00%
Watson Pharmaceuticals, Inc. (I)	29,688	1,791,374	1.37%
OTHER SECURITIES		876,676	0.68%
		14,310,716
Industrials - 16.32%
AGCO Corp. (I)	25,202	1,082,930	0.83%
AO Smith Corp. (L)	30,588	1,227,191	0.94%
Chicago Bridge &
Iron Company NV	32,358	1,223,132	0.94%
Cooper Industries PLC	70,438	3,814,218	2.93%
Eaton Corp.	45,762	1,992,020	1.53%
J.B. Hunt
Transport Services, Inc. (L)	30,114	1,357,238	1.04%
Kansas City Southern (I)	33,364	2,269,086	1.74%
Navistar International Corp. (I)	32,917	1,246,896	0.96%
Parker Hannifin Corp.	16,876	1,286,795	0.99%
Rockwell Automation, Inc.	15,066	1,105,392	0.85%
OTHER SECURITIES		4,668,565	3.57%
		21,273,463
Information Technology - 6.93%
Avnet, Inc. (I)(L)	42,017	1,306,309	1.00%
Check Point
Software Technologies, Ltd. (I)(L)	23,522	1,235,846	0.95%
LSI Corp. (I)	286,582	1,705,163	1.31%
Microchip Technology, Inc. (L)	39,719	1,454,907	1.12%
OTHER SECURITIES		3,337,764	2.55%
		9,039,989
Materials - 6.98%
Eastman Chemical Company	66,667	2,604,013	2.00%
PPG Industries, Inc.	30,986	2,587,021	1.98%
OTHER SECURITIES		3,912,508	3.00%
		9,103,542
Telecommunication Services - 2.35%
CenturyLink, Inc.	48,730	1,812,756	1.39%
Windstream Corp.	106,492	1,250,216	0.96%
		3,062,972
Utilities - 8.03%
CenterPoint Energy, Inc.	62,154	1,248,674	0.96%
DTE Energy Company	26,208	1,427,026	1.09%
Pepco Holdings, Inc.	62,453	1,267,796	0.97%
Sempra Energy	21,820	1,200,100	0.92%
Wisconsin Energy Corp. (L)	42,986	1,502,791	1.15%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$3,824,152	2.94%
		10,470,539
TOTAL COMMON STOCKS (Cost $116,226,212)		$127,633,337
CONVERTIBLE BONDS - 0.12%
Materials - 0.12%		$151,159	0.12%
TOTAL CONVERTIBLE BONDS (Cost $233,000)		$151,159
SECURITIES LENDING COLLATERAL - 12.37%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,611,678	16,127,742	12.37%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,126,592)		$16,127,742
SHORT-TERM INVESTMENTS - 2.53%
U.S. Government & Agency
Obligations - 2.53%
Federal Home Loan Bank Discount
Notes 0.0010%, 01/03/2012 *	$3,300,000	$3,300,000	2.53%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,300,000)		$3,300,000
Total Investments (Mid Cap Value Equity Trust)
(Cost $135,885,804) - 112.91%		$147,212,238	112.91%
Other Assets And Liabilities, Net - (12.91%)		(16,829,642)	(12.91)%
TOTAL NET ASSETS - 100.00%		$130,382,596	100.00%

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 91.64%
Consumer Discretionary - 15.48%
DreamWorks
Animation SKG, Inc. (I)(L)	355,500	$5,899,523	0.82%
H&R Block, Inc. (L)	343,600	5,610,988	0.78%
International Game Technology	474,000	8,152,800	1.13%
J.C. Penney Company, Inc. (L)	164,400	5,778,660	0.80%
Mattel, Inc.	310,700	8,625,032	1.19%
Meredith Corp. (L)	264,981	8,651,630	1.20%
The Gap, Inc. (L)	476,800	8,844,640	1.22%
The Washington Post
Company, Class B (L)	18,800	7,084,028	0.98%
Visteon Corp. (I)(S)	26,500	1,323,410	0.18%
Visteon Corp. (I)	126,800	6,332,392	0.87%
OTHER SECURITIES		45,730,579	6.31%
		112,033,682
Consumer Staples - 8.93%
Avon Products, Inc.	350,000	6,114,500	0.84%
Beam, Inc.	154,300	7,904,789	1.09%
Campbell Soup Company (L)	230,900	7,675,116	1.06%
The Kroger Company	474,700	11,497,234	1.59%
OTHER SECURITIES		31,419,129	4.35%
		64,610,768
Energy - 7.58%
Consol Energy, Inc.	149,300	5,479,310	0.76%
Hess Corp.	143,200	8,133,760	1.12%
Murphy Oil Corp.	150,700	8,400,018	1.16%
Nexen, Inc.	870,400	13,848,064	1.91%
QEP Resources, Inc.	194,500	5,698,850	0.79%
OTHER SECURITIES		13,290,558	1.84%
		54,850,560
Financials - 22.97%
CIT Group, Inc. (I)	325,400	11,346,698	1.57%
E*TRADE Financial Corp. (I)	986,570	7,853,097	1.09%
Fidelity National
Financial, Inc., Class A	527,100	8,396,703	1.16%
First American Financial Corp.	596,000	7,551,320	1.04%
Janus Capital Group, Inc. (L)	786,900	4,965,339	0.69%
Marsh &
McLennan Companies, Inc.	363,300	11,487,546	1.59%
Northern Trust Corp.	367,100	14,559,186	2.01%
The Progressive Corp.	343,100	6,693,881	0.92%
Westamerica Bancorp. (L)	136,600	5,996,740	0.83%
Weyerhaeuser Company	641,436	11,975,610	1.65%
White Mountains
Insurance Group, Ltd.	24,800	11,245,808	1.55%
OTHER SECURITIES		64,183,970	8.87%
		166,255,898
Health Care - 4.60%
HealthSouth Corp. (I)(L)	463,870	8,196,583	1.13%
OTHER SECURITIES		25,066,739	3.47%
		33,263,322
Industrials - 9.76%
Cintas Corp. (L)	194,200	6,760,102	0.93%
Ingersoll-Rand PLC	191,800	5,844,146	0.81%
Manpower, Inc.	227,300	8,125,975	1.12%
Raytheon Company (L)	190,800	9,230,904	1.28%
Southwest Airlines Company (L)	1,398,700	11,972,872	1.65%
Textron, Inc. (L)	594,800	10,997,852	1.52%
OTHER SECURITIES		17,732,921	2.45%
		70,664,772
Information Technology - 6.14%
Molex, Inc., Class A	374,900	7,415,522	1.02%
Motorola Mobility Holdings, Inc. (I)	153,875	5,970,350	0.82%
OTHER SECURITIES		31,053,049	4.30%
		44,438,921
Materials - 6.13%
AngloGold Ashanti, Ltd., ADR (L)	142,800	6,061,860	0.84%
Ecolab, Inc. (L)	144,532	8,355,395	1.15%
International Flavors
& Fragrances, Inc.	106,400	5,577,488	0.77%
Packaging Corp. of America	215,500	5,439,220	0.75%
Vulcan Materials Company (L)	221,907	8,732,040	1.21%
OTHER SECURITIES		10,175,675	1.41%
		44,341,678
Telecommunication Services - 1.23%
Telephone & Data Systems, Inc. (L)	121,100	3,135,279	0.43%
Telephone & Data Systems, Inc. -
Special Shares	221,700	5,278,677	0.73%
OTHER SECURITIES		483,881	0.07%
		8,897,837
Utilities - 8.82%
Calpine Corp. (I)	468,400	7,648,972	1.06%
FirstEnergy Corp.	298,111	13,206,317	1.82%
GenOn Energy, Inc. (I)	2,997,386	7,823,177	1.08%
NiSource, Inc. (L)	361,000	8,595,410	1.19%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities (continued)
PPL Corp. (L)	350,300	$10,305,826	1.42%
OTHER SECURITIES		16,291,964	2.25%
		63,871,666
TOTAL COMMON STOCKS (Cost $639,605,837)		$663,229,104

PREFERRED SECURITIES - 0.26%
Financials - 0.14%		1,003,370	0.14%
Utilities - 0.12%
PPL Corp., 9.500%	15,000	837,450	0.12%
TOTAL PREFERRED SECURITIES (Cost $1,687,510)		$1,840,820

CONVERTIBLE BONDS - 0.69%
Financials - 0.20%
Janus Capital Group, Inc.
3.250%,	$1,472,000	$1,446,240	0.20%
Materials - 0.49%		3,574,038	0.49%
TOTAL CONVERTIBLE BONDS (Cost $5,632,127)		$5,020,278

SECURITIES LENDING COLLATERAL - 20.78%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	15,029,607	150,398,268	20.78%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $150,377,287)		$150,398,268

SHORT-TERM INVESTMENTS - 7.68%
Money Market Funds - 7.68%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	51,639,118	51,639,118	7.14%
OTHER SECURITIES		3,918,685	0.54%
		55,557,803
TOTAL SHORT-TERM
INVESTMENTS (Cost $55,557,803)		$55,557,803
Total Investments (Mid Value Trust)
(Cost $852,860,564) - 121.05%		$876,046,273	121.05%
Other Assets And Liabilities, Net - (21.05%)		(152,329,504)	(21.05)%
TOTAL NET ASSETS - 100.00%		$723,716,769	100.00%

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 87.66%
Consumer Discretionary - 7.37%
British Sky
Broadcasting Group PLC	469,964	$5,340,369	0.88%
News Corp., Class A	514,292	9,174,969	1.52%
News Corp., Class B	25,449	462,663	0.08%
Time Warner Cable, Inc.	129,653	8,242,041	1.36%
Viacom, Inc., Class B	183,750	8,344,088	1.38%
OTHER SECURITIES		12,942,903	2.15%
		44,507,033
Consumer Staples - 21.18%
Altria Group, Inc.	328,626	9,743,761	1.61%
British American Tobacco PLC	356,510	16,904,123	2.80%
CVS Caremark Corp.	433,812	17,690,853	2.93%
Dr. Pepper Snapple Group, Inc.	144,078	5,688,199	0.94%
General Mills, Inc.	145,721	5,888,586	0.97%
Imperial Tobacco Group PLC	373,610	14,122,404	2.34%
Kraft Foods, Inc., Class A	370,285	13,833,848	2.29%
Lorillard, Inc.	50,166	5,718,924	0.95%
PepsiCo, Inc.	72,292	4,796,574	0.79%
Pernod-Ricard SA	99,351	9,195,535	1.52%
Philip Morris International, Inc.	69,721	5,471,704	0.91%
The Kroger Company	321,134	7,777,865	1.29%
OTHER SECURITIES		11,094,990	1.84%
		127,927,366
Energy - 9.48%
Apache Corp.	75,840	6,869,587	1.14%
Marathon Oil Corp.	380,123	11,126,200	1.84%
Royal Dutch Shell PLC, A Shares	292,487	10,642,028	1.76%
The Williams Companies, Inc.	163,116	5,386,090	0.89%
Transocean, Ltd.	125,500	4,817,945	0.80%
OTHER SECURITIES		18,449,308	3.05%
		57,291,158
Financials - 12.63%
ACE, Ltd.	115,542	8,101,805	1.34%
Alexander’s, Inc.	13,593	5,029,818	0.83%
American
International Group, Inc. (I)	232,940	5,404,208	0.89%
Morgan Stanley	313,802	4,747,824	0.79%
PNC Financial Services Group, Inc.	171,344	9,881,408	1.64%
White Mountains
Insurance Group, Ltd. (L)	20,381	9,241,968	1.53%
OTHER SECURITIES		33,917,278	5.61%
		76,324,309
Health Care - 13.59%
Amgen, Inc.	148,879	9,559,521	1.58%
Eli Lilly & Company (L)	177,238	7,366,011	1.22%
Medtronic, Inc.	224,675	8,593,819	1.42%
Merck & Company, Inc.	440,710	16,614,767	2.75%
Pfizer, Inc.	671,075	14,522,063	2.40%
UnitedHealth Group, Inc.	145,995	7,399,027	1.22%
OTHER SECURITIES		18,045,128	3.00%
		82,100,336
Industrials - 5.66%
A P Moller Maersk A/S, Series A	900	5,922,203	0.98%
Owens Corning, Inc. (I)	164,695	4,730,040	0.78%
Raytheon Company	162,100	7,842,398	1.30%
OTHER SECURITIES		15,701,620	2.60%
		34,196,261
Information Technology - 8.02%
Cisco Systems, Inc.	390,500	7,060,240	1.17%
Google, Inc., Class A (E)(I)	8,380	5,412,642	0.90%
Microsoft Corp.	518,696	13,465,348	2.23%
TE Connectivity, Ltd.	158,060	4,869,829	0.81%
Xerox Corp.	1,111,434	8,847,015	1.46%
OTHER SECURITIES		8,768,080	1.45%
		48,423,154
Materials - 4.08%
International Paper Company	289,163	8,559,225	1.42%
Linde AG	41,877	6,229,826	1.03%
OTHER SECURITIES		9,829,405	1.63%
		24,618,456
Telecommunication Services - 2.13%
Vodafone Group PLC	4,122,768	11,446,289	1.89%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Telecommunication Services (continued)
OTHER SECURITIES		$1,444,577	0.24%
		12,890,866
Utilities - 3.52%
E.ON AG	237,101	5,096,773	0.84%
Exelon Corp. (L)	139,455	6,048,163	1.00%
NRG Energy, Inc. (I)	223,289	4,045,997	0.67%
OTHER SECURITIES		6,081,048	1.01%
		21,271,981
TOTAL COMMON STOCKS (Cost $502,441,145)		$529,550,920

CORPORATE BONDS - 1.49%
Consumer Discretionary - 0.20%		$1,173,498	0.20%
Consumer Staples - 0.27%		1,652,080	0.27%
Financials - 0.26%
Realogy Corp.
7.875%, 02/15/2019 (S)	$611,000	531,570	0.09%
Realogy Corp.
11.500%, 04/15/2017	437,000	340,860	0.06%
OTHER SECURITIES		663,188	0.11%
		1,535,618
Utilities - 0.76%
NRG Energy, Inc.
7.375%, 01/15/2017	1,065,000	1,104,938	0.18%
OTHER SECURITIES		3,503,640	0.58%
		4,608,578
TOTAL CORPORATE BONDS (Cost $10,281,538)		$8,969,774

CONVERTIBLE BONDS - 0.12%
Financials - 0.12%		741,600	0.12%
TOTAL CONVERTIBLE BONDS (Cost $766,827)		$741,600

TERM LOANS (M) - 2.83%
Consumer Discretionary - 0.89%		5,357,652	0.89%
Financials - 1.16%
Realogy Corp.
1.768%, 04/08/2016	604,143	199,184	0.03%
Realogy Corp.
4.436%, 10/10/2016	457,548	407,544	0.07%
Realogy Corp.
4.691%, 10/10/2016	5,849,214	5,209,977	0.86%
Realogy Corp.
13.500%, 10/15/2017	657,000	656,179	0.11%
OTHER SECURITIES		528,468	0.09%
		7,001,352
Utilities - 0.78%
Texas Competitive Electric Holdings
Company LLC
4.776%, 10/10/2017	7,466,240	4,718,245	0.78%
TOTAL TERM LOANS (Cost $19,594,425)		$17,077,249

SECURITIES LENDING COLLATERAL - 4.07%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,454,091	24,557,595	4.07%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,554,886)		$24,557,595
SHORT-TERM INVESTMENTS - 4.30%
U.S. Government - 4.30%
U.S. Treasury Bill
0.010%, 05/10/2012 *	3,000,000	2,999,679	0.50%
U.S. Treasury Bill
0.015%, 03/22/2012 *	10,000,000	9,999,620	1.65%
U.S. Treasury Bill
0.030%, 02/23/2012 *	5,000,000	4,999,910	0.83%
U.S. Treasury Bill
0.055%, 06/28/2012 *	3,000,000	2,999,115	0.49%
U.S. Treasury Bill
0.060%, 01/05/2012 *	5,000,000	4,999,993	0.83%
		25,998,317
TOTAL SHORT-TERM
INVESTMENTS (Cost $25,998,423)		$25,998,317
Total Investments (Mutual Shares Trust)
(Cost $583,637,244) - 100.47%		$606,895,455	100.47%
Other Assets And Liabilities, Net - (0.47%)		(2,821,967)	(0.47)%
TOTAL NET ASSETS - 100.00%		$604,073,488	100.00%

Natural Resources Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 95.98%
Energy - 60.42%
Alpha Natural Resources, Inc. (I)	144,600	$2,954,178	1.43%
Baker Hughes, Inc.	82,600	4,017,664	1.95%
BG Group PLC	470,211	10,028,341	4.86%
BP PLC, ADR	122,373	5,230,222	2.53%
Cameron International Corp.	54,900	2,700,531	1.31%
Canadian Natural Resources, Ltd.	144,539	5,412,675	2.62%
Chesapeake Energy Corp. (L)	203,036	4,525,672	2.19%
Chevron Corp. (L)	30,480	3,243,072	1.57%
Consol Energy, Inc.	82,242	3,018,281	1.46%
Dril-Quip, Inc. (I)	32,800	2,158,896	1.05%
Encana Corp. (L)	122,908	2,279,001	1.10%
EOG Resources, Inc.	64,335	6,337,641	3.07%
Imperial Oil, Ltd. (L)	157,700	7,014,496	3.40%
Marathon Petroleum Corp.	96,200	3,202,498	1.55%
National Oilwell Varco, Inc.	57,500	3,909,425	1.89%
Occidental Petroleum Corp.	29,300	2,745,410	1.33%
Oil Search, Ltd.	504,887	3,220,277	1.56%
Peabody Energy Corp.	80,100	2,652,111	1.28%
Petroleo Brasileiro SA, ADR	239,804	5,959,129	2.89%
Pioneer Natural
Resources Company (L)	47,000	4,205,560	2.04%
Reliance Industries, Ltd.	163,191	2,129,425	1.03%
Sasol, Ltd.	97,400	4,616,760	2.24%
Schlumberger, Ltd.	61,000	4,166,910	2.02%
Southwestern Energy Company (I)	100,500	3,209,970	1.55%
Statoil ASA, ADR (L)	237,500	6,082,375	2.94%
Suncor Energy, Inc.	180,856	5,215,754	2.53%
Tesoro Corp. (I)(L)	153,300	3,581,088	1.73%
Tidewater, Inc. (L)	44,000	2,169,200	1.05%
Ultra Petroleum Corp. (I)(L)	91,900	2,722,997	1.32%
Whiting Petroleum Corp. (I)	50,700	2,367,183	1.15%
OTHER SECURITIES		3,722,732	1.78%
		124,799,474
Industrials - 1.91%
Beijing Enterprises Holdings, Ltd.	654,253	3,934,692	1.91%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Materials - 33.65%
Alumina, Ltd.	3,137,409	$3,569,015	1.73%
Anglo Platinum, Ltd.	37,427	2,463,683	1.19%
ArcelorMittal (L)	202,400	3,681,656	1.78%
Barrick Gold Corp.	69,500	3,148,393	1.52%
BHP Billiton PLC	90,149	2,621,179	1.27%
Compania de Minas
Buenaventura SA, ADR	111,400	4,271,079	2.07%
CRH PLC (London Exchange)	163,794	3,234,867	1.57%
First Quantum Minerals, Ltd.	382,600	7,529,944	3.65%
Fortescue Metals Group, Ltd.	534,003	2,339,568	1.13%
Freeport-McMoRan Copper
& Gold, Inc.	95,800	3,524,482	1.71%
Glencore International PLC (L)	590,977	3,588,465	1.74%
Goldcorp, Inc.	84,800	3,763,247	1.82%
Kinross Gold Corp.	272,300	3,104,220	1.50%
LyondellBasell
Industries NV, Class A	86,000	2,794,140	1.35%
Mongolian Mining Corp. (I)	4,031,000	3,053,693	1.48%
Teck Resources, Ltd., Class B	105,226	3,702,903	1.79%
Vale SA (Preference A
Shares), ADR (L)	150,964	3,109,858	1.51%
Vedanta Resources PLC	264,351	4,136,387	2.00%
OTHER SECURITIES		5,868,044	2.84%
		69,504,823
TOTAL COMMON STOCKS (Cost $222,617,676)		$198,238,989
Warrants 0.81%		1,669,606	0.81%
TOTAL WARRANTS (Cost $3,646,865)		$1,669,606

SECURITIES LENDING COLLATERAL - 17.66%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	3,644,932	36,474,107	17.66%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,470,339)		$36,474,107

SHORT-TERM INVESTMENTS - 3.19%
Repurchase Agreement - 3.19%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at
0.060% to be repurchased at
$6,600,044 on 01/03/2012,
collateralized by $6,709,696
Government National Mortgage
Association, 4.500% due
06/15/2040 (valued at $6,732,001,
including interest)	$6,600,000	$6,600,000	3.19%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,600,000)		$6,600,000
Total Investments (Natural Resources Trust)
(Cost $269,334,880) - 117.64%		$242,982,702	117.64%
Other Assets And Liabilities, Net - (17.64%)		(36,433,481)	(17.64)%
TOTAL NET ASSETS - 100.00%		$206,549,221	100.00%

Real Estate Securities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.22%
Financials - 97.95%
Diversified Financial Services - 0.00%
BGP Holdings PLC (I)	194,291	$0	0.00%
Real Estate Investment Trusts - 97.95%
Residential REITs - 18.65%
Equity Lifestyle Properties, Inc.	96,500	6,435,585	1.67%
Camden Property Trust (L)	242,600	15,099,424	3.92%
BRE Properties, Inc. (L)	225,000	11,358,000	2.95%
Apartment Investment &
Management Company, Class A	191,450	4,386,120	1.14%
Equity Residential	101,100	5,765,733	1.49%
Post Properties, Inc. (L)	63,500	2,776,220	0.72%
UDR, Inc.	124,150	3,116,165	0.81%
Associated Estates Realty Corp.	29,450	469,728	0.12%
AvalonBay Communities, Inc.	127,884	16,701,650	4.33%
Home Properties, Inc. (L)	100,500	5,785,785	1.50%
		71,894,410
Office REITs - 11.21%
Digital Realty Trust, Inc. (L)	118,450	7,897,062	2.05%
SL Green Realty Corp. (L)	178,800	11,915,232	3.09%
Mack-Cali Realty Corp.	128,750	3,436,338	0.89%
Boston Properties, Inc.	200,400	19,959,840	5.18%
		43,208,472
Specialized REITs - 27.12%
LTC Properties, Inc. (L)	166,200	5,128,932	1.33%
Sunstone Hotel Investors, Inc. (I)	196,800	1,603,920	0.42%
Entertainment Properties Trust (L)	94,044	4,110,663	1.07%
HCP, Inc. (L)	419,900	17,396,457	4.51%
Health Care REIT, Inc.	367,000	20,012,510	5.19%
Host Hotels & Resorts, Inc.	653,577	9,653,332	2.50%
Public Storage	193,940	26,077,172	6.77%
Senior Housing Properties Trust	336,955	7,561,270	1.96%
Chesapeake Lodging Trust	78,900	1,219,794	0.32%
Extra Space Storage, Inc. (L)	63,800	1,545,874	0.40%
Pebblebrook Hotel Trust	280,150	5,373,277	1.39%
Strategic Hotels & Resorts, Inc. (I)	904,550	4,857,434	1.26%
		104,540,635
Retail REITs - 27.52%
General Growth Properties, Inc.	462,900	6,952,758	1.80%
Glimcher Realty Trust	601,000	5,529,200	1.44%
Ramco-
Gershenson Properties Trust (L)	159,200	1,564,936	0.41%
Simon Property Group, Inc.	384,464	49,572,788	12.86%
Taubman Centers, Inc. (L)	80,850	5,020,785	1.30%
Federal Realty Investment Trust (L)	106,600	9,673,950	2.51%
Tanger Factory Outlet Centers, Inc.	360,650	10,574,258	2.74%
Alexander’s, Inc.	5,650	2,090,670	0.54%
DDR Corp.	1,243,050	15,127,919	3.92%
		106,107,264
Diversified REITs - 8.22%
Vornado Realty Trust	215,650	16,574,859	4.30%
PS Business Parks, Inc.	48,450	2,685,584	0.70%
Colonial Properties Trust	170,550	3,557,673	0.92%
Liberty Property Trust (L)	287,500	8,878,000	2.30%
		31,696,116
Industrial REITs - 5.23%
DuPont Fabros Technology, Inc. (L)	192,850	4,670,827	1.21%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrial REITs (continued)
Prologis, Inc.	542,049	$15,497,181	4.02%
		20,168,008
		377,614,905
		377,614,905
Health Care - 1.27%
Brookdale Senior Living, Inc. (I)	281,800	4,900,500	1.27%
TOTAL COMMON STOCKS (Cost $333,207,792)		$382,515,405

SECURITIES LENDING COLLATERAL - 13.06%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	5,030,374	50,337,942	13.06%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $50,331,182)		$50,337,942
Total Investments (Real Estate Securities Trust)
(Cost $383,538,974) - 112.28%		$432,853,347	112.28%
Other Assets And Liabilities, Net - (12.28%)		(47,329,122)	(12.28)%
TOTAL NET ASSETS - 100.00%		$385,524,225	100.00%

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 95.84%
Consumer Discretionary - 3.74%
Amazon.com, Inc. (I)	16,375	$2,834,513	0.80%
Liberty Media Corp. -
Interactive, Series A (I)	162,300	2,631,695	0.74%
priceline.com, Inc. (I)	5,764	2,695,880	0.76%
OTHER SECURITIES		5,058,369	1.44%
		13,220,457
Health Care - 0.80%		2,827,026	0.80%
Industrials - 0.49%		1,733,120	0.49%
Information Technology - 90.12%
Adobe Systems, Inc. (I)	148,900	4,209,403	1.19%
ADTRAN, Inc.	96,152	2,899,944	0.82%
Akamai Technologies, Inc. (I)	120,250	3,881,670	1.10%
Apple, Inc. (I)	71,125	28,805,625	8.13%
Applied Materials, Inc.	233,500	2,500,785	0.71%
Aruba Networks, Inc. (I)(L)	149,000	2,759,480	0.78%
Atmel Corp. (I)	530,700	4,298,670	1.21%
Autodesk, Inc. (I)	155,277	4,709,551	1.33%
Baidu, Inc., ADR (I)	84,285	9,816,674	2.77%
CA, Inc.	192,300	3,887,345	1.10%
Cisco Systems, Inc.	539,532	9,754,739	2.75%
Cognizant Technology
Solutions Corp., Class A (I)	70,320	4,522,279	1.28%
Dell, Inc. (I)	502,000	7,344,260	2.07%
Equinix, Inc. (I)	33,100	3,356,340	0.95%
First Solar, Inc. (I)(L)	102,500	3,460,400	0.98%
Google, Inc., Class A (I)	30,435	19,657,967	5.55%
Hewlett-Packard Company	295,314	7,607,289	2.15%
Hitachi, Ltd.	943,000	4,942,796	1.40%
Intel Corp.	218,950	5,309,538	1.50%
International
Business Machines Corp.	27,930	5,135,768	1.45%
Intuit, Inc.	115,671	6,083,138	1.72%
IPG Photonics Corp. (I)	89,100	3,017,817	0.85%
JDS Uniphase Corp. (I)	266,700	2,784,348	0.79%
Juniper Networks, Inc. (I)	195,452	3,989,175	1.13%
Lam Research Corp. (I)	120,400	4,457,208	1.26%
Marvell Technology Group, Ltd. (I)	341,000	4,722,850	1.33%
MasterCard, Inc., Class A	8,760	3,265,903	0.92%
Micron Technology, Inc. (I)	1,139,200	7,165,568	2.02%
Microsoft Corp.	970,853	25,203,344	7.12%
NetApp, Inc. (I)(L)	63,300	2,295,891	0.65%
Nintendo Company, Ltd.	61,000	8,409,269	2.37%
NVIDIA Corp. (I)	236,700	3,280,662	0.93%
ON Semiconductor Corp. (I)	587,700	4,537,044	1.28%
Oracle Corp.	285,410	7,320,767	2.07%
QUALCOMM, Inc.	181,376	9,921,267	2.80%
Rackspace Hosting, Inc. (I)	58,985	2,536,945	0.72%
Red Hat, Inc. (I)	55,700	2,299,853	0.65%
Salesforce.com, Inc. (I)(L)	31,840	3,230,486	0.91%
Samsung Electronics Company, Ltd.	7,285	6,691,461	1.89%
SanDisk Corp. (I)	95,550	4,702,016	1.33%
SINA Corp. (I)(L)	49,918	2,595,736	0.73%
Synaptics, Inc. (I)(L)	99,400	2,996,910	0.85%
TIBCO Software, Inc. (I)	129,285	3,091,203	0.87%
Tokyo Electron, Ltd.	50,000	2,540,277	0.72%
Visa, Inc., Class A	43,960	4,463,259	1.26%
OTHER SECURITIES		48,690,707	13.73%
		319,153,627
Materials - 0.69%
Monsanto Company	35,021	2,453,921	0.69%
TOTAL COMMON STOCKS (Cost $355,679,498)		$339,388,151

PREFERRED SECURITIES - 0.82%
Information Technology - 0.82%		2,891,833	0.82%
TOTAL PREFERRED SECURITIES (Cost $1,309,183)		$2,891,833

SECURITIES LENDING COLLATERAL - 7.09%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,509,814	25,115,207	7.09%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,112,856)		$25,115,207

SHORT-TERM INVESTMENTS - 0.95%
Money Market Funds - 0.95%
T.Rowe Price Prime Reserve
Fund, 0.0771% (Y)	2,913,632	2,913,632	0.82%
OTHER SECURITIES		467,303	0.13%
		3,380,935
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,380,935)		$3,380,935
Total Investments (Science & Technology Trust)
(Cost $385,482,472) - 104.70%		$370,776,126	104.70%
Other Assets And Liabilities, Net - (4.70%)		(16,645,420)	(4.70)%
TOTAL NET ASSETS - 100.00%		$354,130,706	100.00%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.34%
Consumer Discretionary - 21.38%
AMC Networks, Inc. (I)	151,091	$5,678,000	1.49%
Brunswick Corp. (L)	325,422	5,877,121	1.54%
Deckers Outdoor Corp. (I)	54,930	4,151,060	1.09%
DSW, Inc., Class A	83,920	3,710,103	0.97%
Express, Inc. (I)	239,230	4,770,246	1.25%
GNC Holdings, Inc., Class A (I)	207,660	6,011,757	1.57%
Hanesbrands, Inc. (I)	172,092	3,761,931	0.99%
Rent-A-Center, Inc.	113,480	4,198,760	1.10%
Shutterfly, Inc. (I)(L)	210,086	4,781,557	1.25%
Steven Madden, Ltd. (I)	104,720	3,612,840	0.95%
Tempur-
Pedic International, Inc. (I)(L)	87,278	4,584,713	1.20%
Tenneco, Inc. (I)(L)	136,640	4,069,139	1.07%
OTHER SECURITIES		26,394,791	6.91%
		81,602,018
Consumer Staples - 2.23%
Elizabeth Arden, Inc. (I)(L)	121,450	4,498,508	1.18%
OTHER SECURITIES		4,013,819	1.05%
		8,512,327
Energy - 7.93%
Atwood Oceanics, Inc. (I)(L)	108,360	4,311,644	1.13%
Gulfmark Offshore, Inc., Class A (I)	107,145	4,501,161	1.18%
Hornbeck
Offshore Services, Inc. (I)(L)	110,970	3,442,289	0.90%
Rosetta Resources, Inc. (I)(L)	111,660	4,857,210	1.27%
Tidewater, Inc. (L)	88,840	4,379,812	1.15%
Whiting Petroleum Corp. (I)	74,940	3,498,949	0.92%
OTHER SECURITIES		5,299,243	1.38%
		30,290,308
Financials - 5.25%
Signature Bank (I)	80,170	4,809,397	1.26%
OTHER SECURITIES		15,219,259	3.99%
		20,028,656
Health Care - 17.30%
Allscripts
Healthcare Solutions, Inc. (I)(L)	224,690	4,255,629	1.11%
Catalyst Health Solutions, Inc. (I)(L)	77,890	4,050,280	1.06%
Gen-Probe, Inc. (I)	96,800	5,722,816	1.50%
HeartWare International, Inc. (I)(L)	53,635	3,700,815	0.97%
PAREXEL International Corp. (I)	179,061	3,713,725	0.97%
Salix Pharmaceuticals, Ltd. (I)(L)	92,490	4,425,647	1.16%
SXC Health Solutions Corp. (I)	133,440	7,536,691	1.97%
Zoll Medical Corp. (I)(L)	68,940	4,355,629	1.14%
OTHER SECURITIES		28,299,730	7.42%
		66,060,962
Industrials - 15.66%
DigitalGlobe, Inc. (I)	253,123	4,330,935	1.13%
J.B. Hunt
Transport Services, Inc. (L)	91,130	4,107,229	1.08%
Old Dominion
Freight Line, Inc. (I)(L)	89,750	3,637,568	0.95%
Owens Corning, Inc. (I)	150,640	4,326,381	1.13%
SYKES Enterprises, Inc. (I)	236,315	3,700,693	0.97%
The Advisory Board Company (I)	101,320	7,518,957	1.97%
United Rentals, Inc. (I)(L)	174,743	5,163,656	1.35%
OTHER SECURITIES		26,984,223	7.08%
		59,769,642
Information Technology - 26.60%
BroadSoft, Inc. (I)(L)	117,540	3,549,708	0.93%
Cadence Design Systems, Inc. (I)(L)	836,960	8,704,384	2.28%
Concur Technologies, Inc. (I)(L)	103,780	5,270,986	1.38%
Cypress Semiconductor Corp. (I)	210,800	3,560,412	0.93%
Finisar Corp. (I)(L)	243,970	4,085,278	1.07%
IAC/InterActiveCorp (L)	140,360	5,979,336	1.57%
Jabil Circuit, Inc.	385,300	7,574,998	1.98%
LivePerson, Inc. (I)	275,221	3,454,024	0.90%
MicroStrategy, Inc., Class A (I)(L)	33,620	3,641,718	0.95%
Sapient Corp. (L)	545,480	6,873,048	1.80%
Skyworks Solutions, Inc. (I)(L)	317,024	5,142,129	1.35%
Syntel, Inc.	87,840	4,108,277	1.08%
VeriFone Systems, Inc. (I)	100,570	3,572,246	0.94%
OTHER SECURITIES		36,031,030	9.44%
		101,547,574
Materials - 1.99%
Methanex Corp.	204,650	4,670,113	1.22%
OTHER SECURITIES		2,945,420	0.77%
		7,615,533
TOTAL COMMON STOCKS (Cost $379,557,362)		$375,427,020

SECURITIES LENDING COLLATERAL - 21.04%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	8,025,581	80,310,385	21.04%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $80,302,668)		$80,310,385

SHORT-TERM INVESTMENTS - 1.39%
Repurchase Agreement - 1.39%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at
0.060% to be repurchased at
$5,300,035 on 01/03/2012,
collateralized by $5,388,089
Government National Mortgage
Association, 4.500% due
06/15/2040 (valued at $5,406,000,
including interest),	$5,300,000	$5,300,000	1.39%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,300,000)		$5,300,000
Total Investments (Small Cap Growth Trust)
(Cost $465,160,030) - 120.77%		$461,037,405	120.77%
Other Assets And Liabilities, Net - (20.77%)		(79,276,937)	(20.77)%
TOTAL NET ASSETS - 100.00%		$381,760,468	100.00%

Small Cap Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.56%
Consumer Discretionary - 15.12%
Dillard’s, Inc., Class A (L)	28,510	$1,279,529	0.83%
Genesco, Inc. (I)(L)	18,519	1,143,363	0.74%
GNC Holdings, Inc., Class A (I)	35,453	1,026,364	0.67%
Penske Automotive Group, Inc. (L)	42,224	812,812	0.53%
PVH Corp.	16,877	1,189,660	0.77%
The Interpublic Group
of Companies, Inc.	82,982	807,415	0.52%
OTHER SECURITIES		17,018,199	11.06%
		23,277,342

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples - 4.85%
Corn Products International, Inc.	15,570	$818,826	0.53%
Darling International, Inc. (I)	58,712	780,282	0.51%
TreeHouse Foods, Inc. (I)(L)	15,511	1,014,109	0.66%
United Natural Foods, Inc. (I)	19,605	784,396	0.51%
OTHER SECURITIES		4,070,695	2.64%
		7,468,308
Energy - 8.52%
Dresser-Rand Group, Inc. (I)	15,677	782,439	0.51%
Oil States International, Inc. (I)	11,900	908,803	0.59%
OTHER SECURITIES		11,425,124	7.42%
		13,116,366
Financials - 19.92%
American Financial Group, Inc.	35,166	1,297,274	0.84%
Arthur J. Gallagher & Company	25,767	861,648	0.56%
DuPont Fabros Technology, Inc. (L)	34,000	823,480	0.53%
East West Bancorp, Inc.	38,919	768,650	0.50%
Education Realty Trust, Inc.	79,400	812,262	0.53%
Tanger Factory Outlet Centers, Inc.	30,000	879,600	0.57%
Texas Capital Bancshares, Inc. (I)(L)	30,988	948,543	0.62%
W.R. Berkley Corp.	22,976	790,145	0.51%
Wintrust Financial Corp. (L)	28,621	802,819	0.52%
OTHER SECURITIES		22,691,626	14.74%
		30,676,047
Health Care - 11.19%
Amsurg Corp. (I)	38,917	1,013,399	0.66%
Cubist Pharmaceuticals, Inc. (I)(L)	21,901	867,718	0.56%
Endo
Pharmaceuticals Holdings, Inc. (I)	22,501	776,960	0.50%
Greatbatch, Inc. (I)	36,942	816,418	0.53%
IPC The
Hospitalist Company, Inc. (I)	17,330	792,328	0.51%
Questcor Pharmaceuticals, Inc. (I)(L)	22,314	927,816	0.60%
Teleflex, Inc.	15,339	940,127	0.61%
The Cooper Companies, Inc.	16,354	1,153,284	0.75%
Universal Health
Services, Inc., Class B	19,788	768,962	0.50%
Viropharma, Inc. (I)(L)	59,392	1,626,747	1.06%
OTHER SECURITIES		7,540,013	4.91%
		17,223,772
Industrials - 15.86%
Beacon Roofing Supply, Inc. (I)(L)	40,414	817,575	0.53%
Belden, Inc.	23,850	793,728	0.52%
Old Dominion Freight Line, Inc. (I)	25,810	1,046,079	0.68%
Team, Inc. (I)	33,341	991,895	0.64%
Trinity Industries, Inc.	37,220	1,118,833	0.73%
Triumph Group, Inc. (L)	18,048	1,054,906	0.69%
OTHER SECURITIES		18,596,431	12.07%
		24,419,447
Information Technology - 15.77%
Arrow Electronics, Inc. (I)	40,497	1,514,993	0.98%
Cymer, Inc. (I)(L)	16,731	832,535	0.54%
Diodes, Inc. (I)(L)	36,589	779,346	0.51%
Jack Henry & Associates, Inc. (L)	25,477	856,282	0.56%
Lattice Semiconductor Corp. (I)	135,447	804,555	0.52%
Novellus Systems, Inc. (I)(L)	24,804	1,024,157	0.67%
OSI Systems, Inc. (I)	19,031	928,332	0.60%
Semtech Corp. (I)(L)	34,377	853,237	0.55%
ValueClick, Inc. (I)(L)	55,019	896,260	0.58%
OTHER SECURITIES		15,786,257	10.26%
		24,275,954
Materials - 6.85%
Innophos Holdings, Inc.	17,368	843,390	0.55%
Schweitzer-
Mauduit International, Inc.	12,561	834,804	0.54%
OTHER SECURITIES		8,862,409	5.76%
		10,540,603
Telecommunication Services - 0.61%		939,150	0.61%
Utilities - 0.87%
UGI Corp.	29,024	853,306	0.55%
OTHER SECURITIES		485,462	0.32%
		1,338,768
TOTAL COMMON STOCKS (Cost $130,298,053)		$153,275,757

SECURITIES LENDING COLLATERAL - 17.54%
John Hancock Collateral
Investment Trust, 0.3780% (Y)(W)	2,698,429	27,002,634	17.54%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,999,962)		$27,002,634

SHORT-TERM INVESTMENTS - 0.27%
Money Market Funds - 0.27%		417,379	0.27%
TOTAL SHORT-TERM
INVESTMENTS (Cost $417,379)		$417,379
Total Investments (Small Cap Opportunities Trust)
(Cost $157,715,394) - 117.37%		$180,695,770	117.37%
Other Assets And Liabilities, Net - (17.37%)		(26,739,789)	(17.37)%
TOTAL NET ASSETS - 100.00%		$153,955,981	100.00%

Small Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.93%
Consumer Discretionary - 15.30%
Arbitron, Inc. (L)	337,669	$11,619,190	2.00%
Ascena Retail Group, Inc. (I)	271,300	8,063,036	1.39%
CEC Entertainment, Inc.	186,350	6,419,758	1.11%
Choice Hotels International, Inc. (L)	172,600	6,567,430	1.13%
Fred’s, Inc., Class A (L)	580,100	8,457,858	1.46%
Helen of Troy, Ltd. (I)(L)	239,100	7,340,370	1.26%
Matthews
International Corp., Class A (L)	219,300	6,892,597	1.19%
Stage Stores, Inc. (L)	735,149	10,211,220	1.76%
The Cato Corp., Class A	472,846	11,442,873	1.97%
OTHER SECURITIES		11,856,694	2.03%
		88,871,026
Consumer Staples - 1.93%
Casey’s General Stores, Inc.	168,700	8,689,737	1.50%
OTHER SECURITIES		2,496,600	0.43%
		11,186,337
Energy - 4.28%
Bristow Group, Inc.	126,100	5,975,879	1.03%
SEACOR Holdings, Inc. (I)	76,544	6,809,354	1.17%
OTHER SECURITIES		12,059,746	2.08%
		24,844,979
Financials - 24.26%
Alleghany Corp. (I)(L)	24,782	7,070,057	1.22%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Ares Capital Corp.	608,866	$9,406,980	1.62%
Delphi Financial
Group, Inc., Class A (L)	396,650	17,571,595	3.02%
DiamondRock
Hospitality Company (L)	605,888	5,840,760	1.01%
First Midwest Bancorp, Inc. (L)	688,631	6,975,832	1.20%
Hancock Holding Company	170,300	5,444,491	0.94%
International Bancshares Corp. (L)	542,010	9,937,753	1.71%
Northwest Bancshares, Inc. (L)	784,900	9,764,156	1.68%
Platinum
Underwriters Holdings, Ltd.	210,909	7,194,106	1.24%
Primerica, Inc.	337,600	7,845,824	1.35%
Webster Financial Corp. (L)	481,500	9,817,785	1.69%
OTHER SECURITIES		44,063,061	7.58%
		140,932,400
Health Care - 7.84%
Amsurg Corp. (I)(L)	356,930	9,294,457	1.60%
Charles River
Laboratories International, Inc. (I)	394,300	10,776,219	1.85%
ICON PLC, ADR (I)(L)	653,000	11,172,830	1.92%
ICU Medical, Inc. (I)(L)	132,840	5,977,800	1.03%
OTHER SECURITIES		8,345,261	1.44%
		45,566,567
Industrials - 23.93%
ACCO Brands Corp. (I)	805,000	7,768,250	1.34%
Albany International Corp., Class A	421,334	9,741,242	1.68%
Belden, Inc.	455,149	15,147,359	2.61%
Carlisle Companies, Inc.	422,536	18,718,345	3.22%
ESCO Technologies, Inc.	284,002	8,173,578	1.41%
G&K Services, Inc., Class A	211,900	6,168,409	1.06%
GATX Corp. (L)	262,300	11,452,018	1.97%
Genesee &
Wyoming, Inc., Class A (I)	188,425	11,414,787	1.96%
Kirby Corp. (I)(L)	156,300	10,290,792	1.77%
Mueller Industries, Inc. (L)	293,210	11,265,128	1.94%
United Stationers, Inc. (L)	408,288	13,293,857	2.29%
OTHER SECURITIES		15,577,774	2.68%
		139,011,539
Information Technology - 9.14%
Diebold, Inc.	258,900	7,785,123	1.34%
MAXIMUS, Inc.	293,200	12,123,820	2.09%
MTS Systems Corp.	179,668	7,321,471	1.26%
Websense, Inc. (I)(L)	344,100	6,444,993	1.11%
Zebra
Technologies Corp., Class A (I)	183,800	6,576,364	1.13%
OTHER SECURITIES		12,834,257	2.21%
		53,086,028
Materials - 5.15%
AptarGroup, Inc.	153,538	8,010,077	1.38%
Deltic Timber Corp. (L)	130,546	7,883,673	1.36%
Zep, Inc. (L)	394,050	5,508,819	0.95%
OTHER SECURITIES		8,541,955	1.46%
		29,944,524
Utilities - 5.10%
Atmos Energy Corp.	183,400	6,116,390	1.05%
Unisource Energy Corp. (L)	201,100	7,424,612	1.28%
Westar Energy, Inc.	221,700	6,380,526	1.10%
OTHER SECURITIES		9,728,993	1.67%
		29,650,521
TOTAL COMMON STOCKS (Cost $450,236,907)		$563,093,921
SECURITIES LENDING COLLATERAL - 17.72%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	10,283,623	102,906,158	17.72%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $102,891,016)		$102,906,158

SHORT-TERM INVESTMENTS - 3.13%
Repurchase Agreement - 3.13%
Bank of America Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.040% to be
repurchased at $18,200,081 on
01/03/2012, collateralized by
$14,201,716 Federal Home Loan
Bank Discount Notes, due
01/27/2012 (valued at
$14,201,716 including interest)
and $4,355,034 Federal National
Mortgage Association, 0.875%
due 10/27/2016 (valued at
$4,362,741, including interest)	$18,200,000	$18,200,000	3.13%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,200,000)		$18,200,000
Total Investments (Small Cap Value Trust)
(Cost $571,327,923) - 117.78%		$684,200,079	117.78%
Other Assets And Liabilities, Net - (17.78%)		(103,269,981)	(17.78)%
TOTAL NET ASSETS - 100.00%		$580,930,098	100.00%

Small Company Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.23%
Consumer Discretionary - 17.08%
Life Time Fitness, Inc. (I)	21,271	$994,419	0.98%
Penn National Gaming, Inc. (I)	26,424	1,005,962	1.00%
Steven Madden, Ltd. (I)	26,269	906,281	0.90%
Under Armour, Inc., Class A (I)(L)	12,269	880,792	0.87%
Vitamin Shoppe, Inc. (I)	21,012	837,959	0.83%
OTHER SECURITIES		12,620,058	12.50%
		17,245,471
Consumer Staples - 4.25%
B&G Foods, Inc.	41,141	990,264	0.98%
Lancaster Colony Corp. (L)	14,207	985,113	0.98%
Nu Skin
Enterprises, Inc., Class A (L)	22,945	1,114,439	1.10%
OTHER SECURITIES		1,201,779	1.19%
		4,291,595
Energy - 7.96%
Dresser-Rand Group, Inc. (I)	17,654	881,111	0.87%
Dril-Quip, Inc. (I)	13,143	865,072	0.86%
FMC Technologies, Inc. (I)(L)	18,196	950,377	0.94%
OTHER SECURITIES		5,335,599	5.29%
		8,032,159
Financials - 5.73%
Affiliated Managers Group, Inc. (I)	8,921	855,970	0.85%
Brown & Brown, Inc.	37,113	839,867	0.83%
Colonial Properties Trust	39,975	833,879	0.83%
ProAssurance Corp.	13,382	1,068,151	1.06%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
OTHER SECURITIES		$2,185,734	2.16%
		5,783,601
Health Care - 17.45%
Allscripts
Healthcare Solutions, Inc. (I)	44,013	833,606	0.83%
BioMarin Pharmaceutical, Inc. (I)	30,410	1,045,496	1.04%
Centene Corp. (I)	24,191	957,722	0.95%
Incyte Corp. (I)(L)	55,874	838,669	0.83%
Salix Pharmaceuticals, Ltd. (I)(L)	21,874	1,046,671	1.04%
Zoll Medical Corp. (I)	21,117	1,334,172	1.32%
OTHER SECURITIES		11,554,699	11.44%
		17,611,035
Industrials - 14.91%
Corrections Corp. of America (I)	40,061	816,043	0.81%
CoStar Group, Inc. (I)(L)	17,656	1,178,185	1.17%
Crane Company	18,074	844,237	0.84%
Forward Air Corp.	25,548	818,813	0.81%
Hexcel Corp. (I)	37,577	909,739	0.90%
HUB Group, Inc., Class A (I)	27,200	882,096	0.87%
Lincoln Electric Holdings, Inc.	22,619	884,855	0.88%
Thomas & Betts Corp. (I)	16,891	922,249	0.91%
TransDigm Group, Inc. (I)	20,436	1,955,316	1.94%
Wabtec Corp. (L)	16,818	1,176,419	1.17%
Watsco, Inc. (L)	12,707	834,342	0.83%
OTHER SECURITIES		3,830,327	3.78%
		15,052,621
Information Technology - 25.32%
Alliance Data Systems Corp. (I)(L)	9,316	967,373	0.96%
ANSYS, Inc. (I)	14,713	842,761	0.83%
Aspen Technology, Inc. (I)	59,164	1,026,495	1.02%
CommVault Systems, Inc. (I)	24,683	1,054,458	1.04%
Cymer, Inc. (I)(L)	16,635	827,758	0.82%
Fair Isaac Corp.	25,063	898,258	0.89%
Informatica Corp. (I)	27,370	1,010,774	1.00%
Manhattan Associates, Inc. (I)	24,418	988,441	0.98%
MICROS Systems, Inc. (I)(L)	20,150	938,587	0.93%
RightNow Technologies, Inc. (I)	25,732	1,099,528	1.09%
Semtech Corp. (I)	36,633	909,231	0.90%
SolarWinds, Inc. (I)	35,892	1,003,181	0.99%
ValueClick, Inc. (I)	58,231	948,583	0.94%
OTHER SECURITIES		13,049,213	12.93%
		25,564,641
Materials - 4.75%
Carpenter Technology Corp.	17,134	882,054	0.87%
Solutia, Inc. (I)	50,691	875,940	0.87%
OTHER SECURITIES		3,040,297	3.01%
		4,798,291
Telecommunication Services - 0.89%
SBA
Communications Corp., Class A (I)	20,967	900,742	0.89%
Utilities - 0.89%
ITC Holdings Corp.	11,841	898,495	0.89%
TOTAL COMMON STOCKS (Cost $83,998,510)		$100,178,651

SECURITIES LENDING COLLATERAL - 20.73%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,091,824	20,932,468	20.73%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,929,710)		$20,932,468
SHORT-TERM INVESTMENTS - 0.65%
Money Market Funds - 0.65%		656,508	0.65%
TOTAL SHORT-TERM
INVESTMENTS (Cost $656,508)		$656,508
Total Investments (Small Company Growth Trust)
(Cost $105,584,728) - 120.61%		$121,767,627	120.61%
Other Assets And Liabilities, Net - (20.61%)		(20,806,000)	(20.61)%
TOTAL NET ASSETS - 100.00%		$100,961,627	100.00%

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.19%
Consumer Discretionary - 11.55%
Aaron’s, Inc.	315,100	$8,406,868	2.30%
Drew Industries, Inc. (I)(L)	127,200	3,120,216	0.85%
Matthews
International Corp., Class A (L)	104,400	3,281,292	0.90%
Pool Corp. (L)	102,400	3,082,240	0.84%
The Men’s Wearhouse, Inc.	102,400	3,318,784	0.91%
OTHER SECURITIES		21,067,708	5.75%
		42,277,108
Consumer Staples - 0.78%		2,867,026	0.78%
Energy - 6.01%
CARBO Ceramics, Inc. (L)	28,000	3,453,240	0.94%
Northern Oil and Gas, Inc. (I)(L)	145,100	3,479,498	0.95%
Oasis Petroleum, Inc. (I)(L)	145,100	4,220,959	1.15%
OTHER SECURITIES		10,852,460	2.97%
		22,006,157
Financials - 21.23%
Alterra Capital Holdings, Ltd. (L)	117,300	2,771,799	0.76%
Ares Capital Corp.	278,400	4,301,280	1.18%
CBL &
Associates Properties, Inc. (L)	314,000	4,929,800	1.35%
East West Bancorp, Inc.	124,300	2,454,925	0.67%
Home Bancshares, Inc.	119,300	3,091,063	0.84%
Kilroy Realty Corp. (L)	108,400	4,126,788	1.13%
LaSalle Hotel Properties	132,200	3,200,562	0.87%
National Interstate Corp. (L)	115,000	2,837,050	0.78%
ProAssurance Corp. (L)	102,700	8,197,514	2.24%
Signature Bank (I)(L)	49,000	2,939,510	0.80%
SVB Financial Group (I)(L)	94,900	4,525,781	1.24%
Wintrust Financial Corp. (L)	99,400	2,788,170	0.76%
OTHER SECURITIES		31,533,698	8.61%
		77,697,940
Health Care - 5.38%
Owens & Minor, Inc. (L)	191,900	5,332,901	1.46%
West
Pharmaceutical Services, Inc. (L)	78,500	2,979,075	0.81%
OTHER SECURITIES		11,364,467	3.11%
		19,676,443
Industrials - 26.39%
Alaska Air Group, Inc. (I)	73,100	5,489,079	1.50%
Beacon Roofing Supply, Inc. (I)(L)	266,400	5,389,272	1.47%
Belden, Inc.	94,400	3,141,632	0.86%
Genesee &
Wyoming, Inc., Class A (I)	115,800	7,015,164	1.92%
IDEX Corp.	94,700	3,514,317	0.96%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials (continued)
Kirby Corp. (I)(L)	114,100	$7,512,344	2.05%
Landstar System, Inc. (L)	164,500	7,882,840	2.15%
McGrath Rentcorp	163,000	4,725,370	1.29%
Nordson Corp. (L)	144,100	5,934,038	1.62%
Robbins & Myers, Inc.	96,400	4,680,220	1.28%
Waste Connections, Inc. (L)	120,800	4,003,312	1.09%
Woodward, Inc. (L)	105,400	4,314,022	1.18%
OTHER SECURITIES		32,993,196	9.02%
		96,594,806
Information Technology - 9.83%
Cymer, Inc. (I)(L)	61,600	3,065,216	0.84%
Electro Rent Corp.	188,100	3,225,915	0.88%
Littelfuse, Inc. (L)	67,100	2,883,958	0.79%
Progress Software Corp. (I)	159,000	3,076,650	0.84%
SYNNEX Corp. (I)(L)	89,500	2,726,170	0.74%
OTHER SECURITIES		21,017,828	5.74%
		35,995,737
Materials - 10.71%
AptarGroup, Inc.	112,800	5,884,776	1.61%
Carpenter Technology Corp. (L)	78,000	4,015,440	1.10%
Clearwater Paper Corp. (I)	85,000	3,026,850	0.83%
Deltic Timber Corp. (L)	55,700	3,363,723	0.92%
Franco-Nevada Corp.	76,000	2,893,036	0.79%
Innospec, Inc. (I)	147,000	4,126,290	1.13%
Royal Gold, Inc. (L)	51,700	3,486,131	0.95%
OTHER SECURITIES		12,390,237	3.38%
		39,186,483
Telecommunication Services - 0.49%		1,793,099	0.49%
Utilities - 4.82%
Cleco Corp.	108,400	4,130,039	1.13%
El Paso Electric Company (L)	99,400	3,443,216	0.94%
Southwest Gas Corp.	74,100	3,148,509	0.86%
OTHER SECURITIES		6,915,609	1.89%
		17,637,373
TOTAL COMMON STOCKS (Cost $304,927,554)		$355,732,172

PREFERRED SECURITIES - 1.34%
Financials - 1.34%
East West Bancorp., Inc.,
Series A, 8.000%	2,350	3,411,848	0.93%
OTHER SECURITIES		1,479,500	0.41%
		4,891,348
TOTAL PREFERRED SECURITIES (Cost $3,696,686)		$4,891,348
Investment Companies 0.47%		1,707,068	0.47%
TOTAL INVESTMENT
COMPANIES (Cost $1,787,518)		$1,707,068

SECURITIES LENDING COLLATERAL - 28.60%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	10,461,218	104,683,319	28.60%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $104,669,555)		$104,683,319
SHORT-TERM INVESTMENTS - 0.86%
Money Market Funds - 0.86%		3,153,827	0.86%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,153,827)		$3,153,827
Total Investments (Small Company Value Trust)
(Cost $418,235,140) - 128.46%		$470,167,734	128.46%
Other Assets And Liabilities, Net - (28.46%)		(104,169,709)	(28.46)%
TOTAL NET ASSETS - 100.00%		$365,998,025	100.00%

Smaller Company Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.97%
Consumer Discretionary - 12.80%
Chico’s FAS, Inc.	181,779	$2,025,018	0.96%
Harley-Davidson, Inc.	53,350	2,073,715	0.98%
Kohl’s Corp. (L)	32,670	1,612,265	0.76%
LKQ Corp. (I)	79,830	2,401,286	1.13%
Pier 1 Imports, Inc. (I)(L)	54,449	758,475	0.36%
OTHER SECURITIES		18,235,473	8.61%
		27,106,232
Consumer Staples - 2.04%		4,308,936	2.04%
Energy - 9.40%
Carrizo Oil & Gas, Inc. (I)	74,959	1,975,170	0.93%
InterOil Corp. (I)(L)	56,220	2,874,529	1.36%
McDermott International, Inc. (I)	157,930	1,817,774	0.86%
Rex Energy Corp. (I)(L)	252,294	3,723,859	1.76%
OTHER SECURITIES		9,502,405	4.49%
		19,893,737
Financials - 6.74%
HCC Insurance Holdings, Inc.	37,710	1,037,025	0.49%
Moody’s Corp. (L)	81,160	2,733,469	1.29%
Raymond James Financial, Inc.	47,910	1,483,294	0.70%
OTHER SECURITIES		9,005,536	4.26%
		14,259,324
Health Care - 16.91%
Catalyst Health Solutions, Inc. (I)	46,884	2,437,968	1.15%
CONMED Corp. (I)	64,300	1,650,581	0.78%
Dendreon Corp. (I)(L)	183,290	1,393,004	0.66%
Illumina, Inc. (I)(L)	37,900	1,155,192	0.55%
Myriad Genetics, Inc. (I)(L)	36,465	763,577	0.36%
Onyx Pharmaceuticals, Inc. (I)	20,679	908,842	0.43%
Salix Pharmaceuticals, Ltd. (I)(L)	18,777	898,479	0.42%
The Cooper Companies, Inc.	40,014	2,821,787	1.33%
United Therapeutics Corp. (I)	40,851	1,930,210	0.91%
Watson Pharmaceuticals, Inc. (I)	36,710	2,215,081	1.05%
OTHER SECURITIES		19,632,285	9.27%
		35,807,006
Industrials - 18.30%
BE Aerospace, Inc. (I)(L)	66,610	2,578,473	1.22%
Belden, Inc.	82,080	2,731,622	1.29%
Chicago Bridge & Iron Company NV	60,200	2,275,560	1.07%
FTI Consulting, Inc. (I)(L)	17,883	758,597	0.36%
Hexcel Corp. (I)(L)	31,482	762,179	0.36%
HUB Group, Inc., Class A (I)	86,229	2,796,406	1.32%
MasTec, Inc. (I)	143,691	2,495,913	1.18%
Navistar International Corp. (I)	41,519	1,572,740	0.74%
Triumph Group, Inc. (L)	13,622	796,206	0.38%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials (continued)
UTi Worldwide, Inc.	121,565	$1,615,599	0.76%
WESCO International, Inc. (I)(L)	26,166	1,387,060	0.66%
OTHER SECURITIES		18,973,654	8.96%
		38,744,009
Information Technology - 24.02%
Alliance Data Systems Corp. (I)(L)	28,960	3,007,206	1.42%
Brightpoint, Inc. (I)	164,760	1,772,818	0.84%
Constant Contact, Inc. (I)(L)	66,551	1,544,649	0.73%
Equinix, Inc. (I)	28,952	2,935,733	1.39%
Fairchild
Semiconductor
International, Inc. (I)	109,230	1,315,129	0.62%
Insight Enterprises, Inc. (I)	99,110	1,515,392	0.72%
Monolithic
Power Systems, Inc. (I)(L)	163,154	2,458,731	1.16%
NetApp, Inc. (I)	47,330	1,716,659	0.81%
Rovi Corp. (I)	81,580	2,005,236	0.95%
ValueClick, Inc. (I)(L)	49,776	810,851	0.38%
VeriFone Systems, Inc. (I)	44,810	1,591,651	0.75%
VistaPrint NV (I)(L)	26,137	799,792	0.38%
OTHER SECURITIES		29,364,992	13.87%
		50,838,839
Materials - 3.93%
FMC Corp. (L)	23,110	1,988,384	0.94%
NewMarket Corp. (L)	4,170	826,119	0.39%
OTHER SECURITIES		5,514,659	2.60%
		8,329,162
Telecommunication Services - 3.69%
Cogent
Communications Group, Inc. (I)	157,887	2,666,711	1.26%
SBA
Communications Corp.,
Class A (I)(L)	78,730	3,382,241	1.60%
OTHER SECURITIES		1,756,156	0.83%
		7,805,108
Utilities - 0.14%		293,313	0.14%
TOTAL COMMON STOCKS (Cost $195,838,868)		$207,385,666

CORPORATE BONDS - 0.00%
Financials - 0.00%		$262	0.00%
TOTAL CORPORATE BONDS (Cost $324)		$262

WARRANTS - 0.00%
Energy - 0.00%		2,816	0.00%
TOTAL WARRANTS (Cost $0)		$2,816

SECURITIES LENDING COLLATERAL - 22.79%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	4,821,281	48,245,593	22.79%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $48,239,974)		$48,245,593

SHORT-TERM INVESTMENTS - 0.79%
Money Market Funds - 0.41%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y)	873,999	873,999	0.41%
U.S. Government Agency - 0.38%		$799,985	0.38%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,673,984)		$1,673,984
Total Investments (Smaller Company Growth Trust)
(Cost $245,753,150) - 121.55%		$257,308,321	121.55%
Other Assets And Liabilities, Net - (21.55%)		(45,623,693)	(21.55)%
TOTAL NET ASSETS - 100.00%		$211,684,628	100.00%

U.S. Equity Trust (formerly U.S. Multi Sector Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.16%
Consumer Discretionary - 7.56%
McDonald’s Corp.	174,301	$17,487,619	2.26%
NIKE, Inc., Class B	77,300	7,449,401	0.96%
TJX Companies, Inc.	66,200	4,273,210	0.55%
OTHER SECURITIES		29,129,350	3.79%
		58,339,580
Consumer Staples - 24.13%
Colgate-Palmolive Company	83,200	7,686,848	1.00%
General Mills, Inc.	102,800	4,154,148	0.54%
Kimberly-Clark Corp.	50,900	3,744,204	0.48%
Lorillard, Inc.	25,490	2,905,860	0.38%
PepsiCo, Inc.	253,876	16,844,673	2.18%
Philip Morris International, Inc.	297,569	23,353,215	3.02%
Reynolds American, Inc.	81,100	3,359,162	0.44%
The Coca-Cola Company	348,200	24,363,554	3.16%
The Estee Lauder
Companies, Inc., Class A	31,671	3,557,287	0.46%
The Procter & Gamble Company	430,000	28,685,300	3.72%
Wal-Mart Stores, Inc. (L)	546,503	32,659,019	4.23%
Walgreen Company	169,100	5,590,446	0.72%
OTHER SECURITIES		29,433,011	3.80%
		186,336,727
Energy - 3.15%
Chevron Corp.	61,910	6,587,224	0.85%
ConocoPhillips	49,400	3,599,778	0.47%
Exxon Mobil Corp.	70,700	5,992,532	0.78%
OTHER SECURITIES		8,137,508	1.05%
		24,317,042
Financials - 1.63%		12,557,480	1.63%
Health Care - 30.02%
Abbott Laboratories	338,801	19,050,780	2.47%
Allergan, Inc.	52,600	4,615,124	0.60%
Amgen, Inc.	179,500	11,525,695	1.49%
Baxter International, Inc.	103,201	5,106,385	0.66%
Biogen Idec, Inc. (I)	33,550	3,692,178	0.48%
Bristol-Myers Squibb Company	317,900	11,202,796	1.45%
Eli Lilly & Company	283,701	11,790,614	1.53%
Express Scripts, Inc. (I)	88,910	3,973,388	0.51%
Gilead Sciences, Inc. (I)	137,801	5,640,195	0.73%
Intuitive Surgical, Inc. (I)	6,800	3,148,468	0.41%
Johnson & Johnson	456,300	29,924,154	3.88%
Medtronic, Inc.	220,000	8,415,000	1.09%
Merck & Company, Inc.	681,747	25,701,862	3.33%
Pfizer, Inc.	1,710,494	37,015,090	4.79%
Stryker Corp.	60,000	2,982,600	0.39%
UnitedHealth Group, Inc.	176,422	8,941,067	1.16%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
OTHER SECURITIES		$39,056,041	5.05%
		231,781,437
Industrials - 3.93%
3M Company	107,700	8,802,321	1.14%
United Technologies Corp.	62,200	4,546,198	0.59%
OTHER SECURITIES		16,994,157	2.20%
		30,342,676
Information Technology - 26.76%
Accenture PLC, Class A	118,000	6,281,140	0.81%
Apple, Inc. (I)	32,570	13,190,850	1.71%
Automatic Data Processing, Inc.	61,300	3,310,813	0.43%
eBay, Inc. (I)	144,600	4,385,718	0.57%
Google, Inc., Class A (I)	55,321	35,731,834	4.63%
Hewlett-Packard Company	197,783	5,094,890	0.66%
International
Business Machines Corp.	175,860	32,337,137	4.19%
Microsoft Corp.	1,448,936	37,614,379	4.87%
Oracle Corp.	952,200	24,423,930	3.16%
QUALCOMM, Inc.	255,502	13,975,959	1.81%
OTHER SECURITIES		30,251,763	3.92%
		206,598,413
Materials - 0.53%		4,123,220	0.53%
Telecommunication Services - 1.17%
AT&T, Inc.	114,005	3,447,511	0.45%
Verizon Communications, Inc.	114,200	4,581,704	0.59%
OTHER SECURITIES		1,019,422	0.13%
		9,048,637
Utilities - 0.28%		2,165,785	0.28%
TOTAL COMMON STOCKS (Cost $658,250,142)		$765,610,997

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%		0	0.00%
TOTAL PREFERRED SECURITIES (Cost $2,208)		$0

INVESTMENT COMPANIES - 0.45%
SPDR S&P 500 ETF Trust	28,002	3,514,251	0.45%
TOTAL INVESTMENT
COMPANIES (Cost $3,448,978)		$3,514,251

SECURITIES LENDING COLLATERAL - 4.74%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,658,061	36,605,489	4.74%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,601,854)		$36,605,489

SHORT-TERM INVESTMENTS - 0.23%
Money Market Funds - 0.23%		1,784,797	0.23%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,784,797)		$1,784,797
Total Investments (U.S. Equity Trust (formerly
U.S. Multi Sector Trust))
(Cost $700,087,979) - 104.58%		$807,515,534	104.58%
Other Assets And Liabilities, Net - (4.58%)		(35,393,771)	(4.58)%
TOTAL NET ASSETS - 100.00%		$772,121,763	100.00%

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 89.77%
Consumer Discretionary - 10.07%
Comcast Corp., Special Class A (L)	305,530	$7,198,286	3.70%
Kabel Deutschland Holding AG (I)	39,265	1,987,008	1.02%
Liberty Global, Inc., Series A (I)	38,430	1,576,783	0.81%
Time Warner Cable, Inc.	46,100	2,930,577	1.51%
Virgin Media, Inc. (L)	224,180	4,792,968	2.46%
OTHER SECURITIES		1,121,627	0.57%
		19,607,249
Energy - 15.64%
El Paso Corp.	319,186	8,480,772	4.36%
EQT Corp.	55,620	3,047,420	1.57%
Kinder Morgan, Inc. (L)	78,720	2,532,422	1.30%
QEP Resources, Inc.	92,341	2,705,591	1.39%
Spectra Energy Corp. (L)	81,090	2,493,518	1.28%
The Williams Companies, Inc.	190,791	6,299,919	3.24%
The Williams Companies, Inc.
(When Issued) (I)	9,280	250,653	0.13%
OTHER SECURITIES		4,637,355	2.37%
		30,447,650
Telecommunication Services - 15.98%
American Tower Corp., Class A	33,580	2,015,136	1.04%
Cellcom Israel, Ltd.	105,030	1,775,007	0.91%
CenturyLink, Inc.	52,328	1,946,602	1.00%
Crown
Castle International Corp. (I) (L)	39,370	1,763,776	0.91%
NII Holdings, Inc. (I)	99,280	2,114,664	1.09%
SBA
Communications Corp.,
Class A (I) (L)	45,160	1,940,074	1.00%
Telecom Italia SpA, RSP	1,759,077	1,569,695	0.81%
Telefonica Brasil SA, ADR	123,631	3,378,835	1.74%
Telenet Group Holding NV (I)	54,845	2,089,607	1.07%
Tim Participacoes SA, ADR (L)	137,154	3,538,573	1.82%
Vodafone Group PLC	840,208	2,332,720	1.20%
OTHER SECURITIES		6,626,429	3.39%
		31,091,118
Utilities - 48.08%
Aguas Andinas SA	2,881,851	1,653,112	0.85%
American Electric
Power Company, Inc.	90,640	3,744,338	1.92%
Calpine Corp. (I)	214,640	3,505,071	1.80%
CenterPoint Energy, Inc.	100,580	2,020,652	1.04%
CEZ AS (L)	95,335	3,792,729	1.95%
Cia de Saneamento de Minas Gerais	87,600	1,568,605	0.81%
CMS Energy Corp. (L)	266,480	5,883,878	3.02%
Constellation Energy Group, Inc.	58,021	2,301,693	1.18%
Edison International	114,270	4,730,778	2.43%
EDP Renovaveis SA (I)	292,974	1,788,624	0.92%
Electricidade de Portugal SA	1,348,499	4,172,370	2.14%
Enagas SA	141,304	2,604,945	1.34%
FirstEnergy Corp.	38,980	1,726,814	0.89%
Fortum OYJ	91,561	1,948,039	1.00%
GDF Suez	62,413	1,697,458	0.87%
GenOn Energy, Inc. (I)	749,210	1,955,438	1.00%
International Power PLC	476,524	2,492,973	1.28%
National Grid PLC	202,206	1,961,828	1.01%
NextEra Energy, Inc.	57,020	3,471,378	1.78%
NRG Energy, Inc. (I) (L)	130,692	2,368,139	1.22%
OGE Energy Corp.	44,300	2,512,253	1.29%
PPL Corp.	52,111	1,533,106	0.79%
Public Service
Enterprise Group, Inc. (L)	162,260	5,356,203	2.75%
Red Electrica De Espana (L)	56,026	2,390,547	1.23%
Sempra Energy	61,290	3,370,950	1.73%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities (continued)
The AES Corp. (I) (L)	425,170	$5,034,013	2.59%
Tractebel Energia SA	113,000	1,815,027	0.93%
OTHER SECURITIES		16,162,914	8.32%
		93,563,875
TOTAL COMMON STOCKS (Cost $155,871,629)		$174,709,892

PREFERRED SECURITIES - 4.49%
Utilities - 4.49%
Nextera Energy, Inc., 7.000%	$33,880	1,805,804	0.93%
PPL Corp., 8.750%	34,600	1,920,300	0.99%
PPL Corp., 9.500%	34,260	1,912,736	0.98%
OTHER SECURITIES		3,103,646	1.59%
		8,742,486
TOTAL PREFERRED SECURITIES (Cost $8,105,597)		$8,742,486

CORPORATE BONDS - 0.52%
Utilities - 0.52%
GenOn Energy, Inc.
9.875%, 10/15/2020	$990,000	$1,004,850	0.52%
TOTAL CORPORATE BONDS (Cost $989,863)		$1,004,850

CONVERTIBLE BONDS - 1.26%
Consumer Discretionary - 0.73%
Virgin Media, Inc.
6.500%, 11/15/2016	1,026,000	1,419,728	0.73%
Telecommunication Services - 0.53%
SBA Communications Corp.
4.000%, 10/01/2014	677,000	1,029,040	0.53%
TOTAL CONVERTIBLE BONDS (Cost $2,187,786)		$2,448,768

SECURITIES LENDING COLLATERAL - 13.49%
John Hancock Collateral
Investment Trust,
0.3780% (W) (Y)	2,624,097	26,258,812	13.49%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,255,354)		$26,258,812
Total Investments (Utilities Trust)
(Cost $193,410,229) - 109.53%		$213,164,808	109.53%
Other Assets And Liabilities, Net - (9.53%)		(18,547,162)	(9.53)%
TOTAL NET ASSETS - 100.00%		$194,617,646	100.00%

Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 92.53%
Consumer Discretionary - 13.48%
Darden Restaurants, Inc.	118,935	$5,421,057	2.21%
Harley-Davidson, Inc.	189,091	7,349,966	3.00%
Mohawk Industries, Inc. (I)	116,190	6,953,972	2.84%
Newell Rubbermaid, Inc.	511,786	8,265,344	3.38%
Staples, Inc.	362,110	5,029,708	2.05%
		33,020,047
Consumer Staples - 9.35%
Avon Products, Inc.	167,004	2,917,560	1.19%
ConAgra Foods, Inc.	283,750	7,491,000	3.06%
Safeway, Inc.	385,525	8,111,446	3.31%
Sysco Corp.	149,023	4,370,845	1.79%
		22,890,851
Energy - 9.73%
El Paso Corp.	199,858	5,310,227	2.17%
Murphy Oil Corp.	88,683	4,943,190	2.02%
Pioneer Natural Resources Company	62,676	5,608,248	2.29%
The Williams Companies, Inc.	241,270	7,966,735	3.25%
		23,828,400
Financials - 18.49%
ACE, Ltd.	98,961	6,939,145	2.83%
BB&T Corp.	212,077	5,337,978	2.18%
Comerica, Inc.	173,445	4,474,881	1.83%
Marsh & McLennan Companies, Inc.	229,476	7,256,031	2.96%
Northern Trust Corp.	136,706	5,421,760	2.22%
The Charles Schwab Corp.	93,796	1,056,143	0.43%
Weingarten Realty Investors	177,900	3,881,778	1.59%
Willis Group Holdings PLC	151,701	5,885,999	2.40%
Wintrust Financial Corp.	178,785	5,014,919	2.05%
		45,268,634
Health Care - 5.36%
Brookdale Senior Living, Inc. (I)	328,219	5,707,728	2.33%
HealthSouth Corp. (I)	309,186	5,463,317	2.23%
PerkinElmer, Inc.	97,259	1,945,180	0.80%
		13,116,225
Industrials - 6.19%
Snap-On, Inc.	141,852	7,180,548	2.93%
Swift Transporation Company (I)	240,284	1,979,940	0.81%
The Babcock & Wilcox Company (I)	248,570	6,000,480	2.45%
		15,160,968
Information Technology - 10.51%
BMC Software, Inc. (I)	56,794	1,861,707	0.76%
Diebold, Inc.	176,129	5,296,199	2.16%
Fidelity National
Information Services, Inc.	317,360	8,438,602	3.45%
Flextronics International, Ltd. (I)	557,791	3,157,097	1.29%
Zebra
Technologies Corp., Class A (I)	195,368	6,990,267	2.85%
		25,743,872
Materials - 8.11%
Sonoco Products Company	165,086	5,441,235	2.22%
Valspar Corp.	167,749	6,537,179	2.67%
W.R. Grace & Company (I)	171,626	7,881,066	3.22%
		19,859,480
Telecommunication Services - 3.32%
TW Telecom, Inc. (I)	419,983	8,139,271	3.32%
Utilities - 7.99%
CenterPoint Energy, Inc.	235,719	4,735,595	1.93%
Edison International	218,081	9,028,553	3.69%
Great Plains Energy, Inc.	58,617	1,276,678	0.52%
Wisconsin Energy Corp.	129,705	4,534,488	1.85%
		19,575,314
TOTAL COMMON STOCKS (Cost $195,317,013)		$226,603,062

PREFERRED SECURITIES - 0.89%
Health Care - 0.89%
HealthSouth Corp., 6.500%	2,475	2,171,813	0.89%
TOTAL PREFERRED SECURITIES (Cost $2,061,296)		$2,171,813

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)
Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 7.95%
Money Market Funds - 7.95%
State Street Institutional Liquid
Reserves Fund, 1.568% (Y)	19,464,451	19,464,451	7.95%
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,464,451)		$19,464,451
Total Investments (Value Trust)
(Cost $216,842,760) - 101.37%		$248,239,326	101.37%
Other Assets And Liabilities, Net - (1.37%)		(3,356,136)	(1.37)%
TOTAL NET ASSETS - 100.00%		$244,883,190	100.00%

Value & Restructuring Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.09%
Consumer Discretionary - 5.29%
Newell Rubbermaid, Inc.	161,000	$2,600,152	1.22%
TJX Companies, Inc.	134,000	8,649,700	4.07%
		11,249,852
Consumer Staples - 5.35%
Lorillard, Inc.	97,500	11,115,000	5.23%
OTHER SECURITIES		268,150	0.12%
		11,383,150
Energy - 23.17%
Alpha Natural Resources, Inc. (I)	198,800	4,061,484	1.91%
Anadarko Petroleum Corp.	69,500	5,304,935	2.50%
Apache Corp.	23,000	2,083,340	0.98%
ConocoPhillips	111,000	8,088,570	3.80%
Consol Energy, Inc.	175,000	6,422,500	3.02%
Devon Energy Corp.	111,000	6,882,000	3.24%
Murphy Oil Corp.	50,800	2,831,592	1.33%
Noble Energy, Inc.	78,500	7,409,615	3.48%
Petroleo Brasileiro SA, ADR	249,000	6,187,650	2.91%
		49,271,686
Financials - 11.63%
ACE, Ltd.	138,500	9,711,620	4.57%
Apollo Investment Corp.	212,000	1,365,280	0.64%
Invesco, Ltd.	201,000	4,038,090	1.90%
JPMorgan Chase & Company	63,000	2,094,750	0.99%
Loews Corp.	70,000	2,635,500	1.24%
MetLife, Inc.	90,500	2,821,790	1.33%
Weyerhaeuser Company	69,300	1,293,831	0.61%
OTHER SECURITIES		763,750	0.35%
		24,724,611
Health Care - 8.28%
AmerisourceBergen Corp.	180,500	6,712,795	3.16%
Baxter International, Inc.	46,000	2,276,080	1.07%
CIGNA Corp.	34,830	1,462,860	0.69%
Merck & Company, Inc.	28,200	1,063,140	0.50%
Pfizer, Inc.	171,000	3,700,440	1.74%
Warner Chilcott PLC, Class A (I)	102,000	1,543,260	0.73%
OTHER SECURITIES		846,855	0.39%
		17,605,430
Industrials - 19.20%
AECOM Technology Corp. (I)	92,500	1,902,725	0.90%
AerCap Holdings NV (I)	244,000	2,754,760	1.30%
AGCO Corp. (I)	76,500	3,287,205	1.55%
Copa Holdings SA, Class A	78,363	4,597,557	2.16%
Eaton Corp.	152,500	6,638,325	3.12%
Stanley Black & Decker, Inc.	46,300	3,129,880	1.47%
Tyco International, Ltd.	97,000	4,530,870	2.13%
Union Pacific Corp.	106,400	11,272,016	5.30%
United Technologies Corp.	37,000	2,704,330	1.27%
		40,817,668
Information Technology - 9.23%
Cisco Systems, Inc.	127,000	2,296,160	1.08%
Harris Corp.	189,000	6,811,560	3.20%
International
Business Machines Corp.	46,200	8,495,256	4.00%
Xerox Corp.	142,000	1,130,320	0.53%
OTHER SECURITIES		895,620	0.42%
		19,628,916
Materials - 11.87%
Celanese Corp., Series A	207,000	9,163,890	4.31%
Cliffs Natural Resources, Inc.	32,500	2,026,375	0.95%
Freeport-McMoRan Copper
& Gold, Inc.	138,500	5,095,415	2.40%
Lanxess AG	51,000	2,638,631	1.24%
Methanex Corp.	55,000	1,255,100	0.59%
PPG Industries, Inc.	23,200	1,936,968	0.91%
Southern Copper Corp.	67,000	2,022,060	0.95%
OTHER SECURITIES		1,105,662	0.52%
		25,244,101
Telecommunication Services - 3.07%
America Movil SAB de CV,
Series L, ADR	237,500	5,367,500	2.52%
Windstream Corp.	99,000	1,162,260	0.55%
		6,529,760
TOTAL COMMON STOCKS (Cost $193,202,594)		$206,455,174

PREFERRED SECURITIES - 1.22%
Financials - 1.08%
2009 Dole Food Automatic
Common Exchange
Security Trust, 7.000% (S)	133,943	1,157,649	0.54%
Citigroup, Inc., 7.500%	14,000	1,137,500	0.54%
		2,295,149
Materials - 0.14%		309,045	0.14%
TOTAL PREFERRED SECURITIES (Cost $3,551,561)		$2,604,194

CONVERTIBLE BONDS - 0.27%
Financials - 0.27%
Apollo Investment Corp.
5.750%, 01/15/2016 (S)	$700,000	$584,500	0.27%
TOTAL CONVERTIBLE BONDS (Cost $663,812)		$584,500

STAPLED UNITS - 0.74%
Telecommunication Services - 0.74%
HKT Trust and HKT Ltd.	2,675,000	1,570,571	0.74%
TOTAL STAPLED UNITS (Cost $1,569,348)		$1,570,571

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 7.27%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,543,905	15,449,545	7.27%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,448,662)		$15,449,545
Total Investments (Value & Restructuring Trust)
(Cost $214,435,977) - 106.59%		$226,663,984	106.59%
Other Assets And Liabilities, Net - (6.59%)		(14,020,147)	(6.59)%
TOTAL NET ASSETS - 100.00%		$212,643,837	100.00%

Footnotes
Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(E)	All or portion of this security is pledged to meet the margin requirements for written options.
(F)	All or portion of this security is held at a broker to meet the margin requirements for futures contracts.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2011.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

Certain Portfolios had the following country concentration as a percentage of total net assets on 12-31-11:

Alpha Opportunities Trust
United States	82.8%
United Kingdom	2.8%
Canada	2.0%
Netherlands	1.5%
Brazil	1.0%
Other Countries	6.7%
Short-Term Investments & Other	3.2%

Balanced Trust
United States	80.5%
United Kingdom	3.1%
Japan	2.8%
France	1.4%
Germany	1.4%
Canada	1.2%
Netherlands	1.2%
Australia	1.2%
China	1.0%
Other Countries	5.2%
Short-Term Investments & Other	1.0%

Capital Appreciation Trust
United States	88.4%
China	2.5%
Ireland	2.4%
Denmark	1.7%
United Kingdom	1.4%
Other Countries	3.1%
Short-Term Investments & Other	0.5%

Core Allocation Plus Trust
United States	75.5%
Japan	1.9%
United Kingdom	1.8%
Brazil	1.6%
China	1.4%
Canada	1.0%
Other Countries	5.5%
Short-Term Investments & Other	11.3%

Disciplined Diversification Trust
United States	69.9%
Japan	4.4%
United Kingdom	3.8%
Canada	2.5%
Switzerland	1.8%
Australia	1.6%
France	1.5%
Germany	1.4%
South Korea	1.1%
Brazil	1.0%
Netherlands	1.0%
Other Countries	9.5%
Short-Term Investments & Other	0.5%
Financial Services Trust
United States	74.7%
Canada	6.1%
India	5.5%
Switzerland	5.4%
Bermuda	3.4%
Brazil	1.3%
Other Countries	0.8%
Short-Term Investments & Other	2.8%

Fundamental Value Trust
United States	78.2%
Switzerland	5.4%
Canada	5.2%
United Kingdom	2.9%
Hong Kong	2.3%
Netherlands	1.6%
Other Countries	1.9%
Short-Term Investments & Other	2.5%

Health Sciences Trust
United States	82.9%
Ireland	6.2%
Canada	3.3%
China	1.6%
Switzerland	1.4%
Germany	1.1%
Japan	1.0%
Other Countries	3.7%
Short-Term Investments & Other	–1.2%

Heritage Trust
United States	88.4%
Ireland	1.5%
Israel	1.4%
China	1.4%
Other Countries	6.0%
Short-Term Investments & Other	1.3%

Mid Cap Value Equity Trust
United States	85.5%
Canada	3.3%
Bermuda	3.3%
Ireland	2.3%
Switzerland	1.1%
Other Countries	2.5%
Short-Term Investments & Other	2.0%

Mutual Shares Trust
United States	68.9%
United Kingdom	9.5%
Switzerland	4.0%
Germany	3.1%
France	2.0%
Netherlands	2.0%
Denmark	1.0%
Other Countries	1.6%
Short-Term Investments & Other	7.9%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

Natural Resources Trust
United States	34.5%
Canada	19.9%
United Kingdom	10.7%
Brazil	4.4%
South Africa	4.3%
Norway	2.9%
Other Countries	20.1%
Short-Term Investments & Other	3.2%

Science & Technology Trust
United States	82.9%
Japan	4.5%
China	4.4%
South Korea	1.9%
Bermuda	1.6%
Other Countries	1.4%
Short-Term Investments & Other	3.3%

Utilities Trust
United States	63.6%
Brazil	8.2%
United Kingdom	4.0%
Spain	3.5%
Germany	2.6%
Portugal	2.4%
Czech Republic	1.9%
Chile	1.9%
Israel	1.6%
Belgium	1.1%
Finland	1.0%
Other Countries	4.2%
Short-Term Investments & Other	4.0%
Value & Restructuring Trust
United States	80.1%
Switzerland	6.7%
Brazil	2.9%
Mexico	2.9%
Panama	2.2%
Netherlands	1.3%
Germany	1.2%
Other Countries	2.0%
Short-Term Investments & Other	0.7%

Certain Portfolios had the following sector distribution as a percentage of total net assets on 12-31-11:

Emerging Markets Value Trust
Financials	34.3%
Energy	16.1%
Materials	15.2%
Industrials	10.7%
Information Technology	7.1%
Consumer Discretionary	6.5%
Consumer Staples	5.2%
Telecommunication Services	2.5%
Utilities	1.5%
Health Care	0.3%
Short-Term Investments & Other	0.6%

Global Trust
Financials	17.8%
Health Care	16.5%
Information Technology	14.2%
Consumer Discretionary	13.2%
Energy	11.0%
Industrials	11.0%
Telecommunication Services	9.3%
Materials	2.6%
Consumer Staples	2.4%
Short-Term Investments & Other	2.0%

International Core Trust
Health Care	16.8%
Energy	14.3%
Financials	10.8%
Consumer Discretionary	10.6%
Telecommunication Services	10.3%
Industrials	9.2%
Consumer Staples	7.7%
Utilities	6.5%
Materials	5.8%
Information Technology	4.0%
Short-Term Investments & Other	4.0%

International Growth Stock Trust
Consumer Discretionary	18.0%
Consumer Staples	14.1%
Health Care	11.3%
Information Technology	11.0%
Energy	10.1%
Financials	9.4%
Industrials	8.4%
Telecommunication Services	3.9%
Materials	3.6%
Utilities	1.6%
Short-Term Investments & Other	8.6%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

International Opportunities Trust
Consumer Discretionary	24.0%
Information Technology	19.3%
Industrials	12.3%
Financials	11.3%
Health Care	7.3%
Consumer Staples	6.8%
Energy	6.0%
Telecommunication Services	5.2%
Materials	4.3%
Short-Term Investments & Other	3.5%

International Small Company Trust
Industrials	24.1%
Consumer Discretionary	18.7%
Materials	12.7%
Financials	11.6%
Information Technology	9.9%
Consumer Staples	6.7%
Energy	5.9%
Health Care	5.5%
Utilities	2.2%
Telecommunication Services	0.9%
Short-Term Investments & Other	1.8%
International Value Trust
Financials	24.6%
Energy	12.6%
Information Technology	12.3%
Telecommunication Services	12.2%
Health Care	11.0%
Industrials	9.9%
Consumer Discretionary	5.0%
Materials	4.5%
Consumer Staples	3.1%
Utilities	1.5%
Short-Term Investments & Other	3.3%

{finblurbsoi}The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$326,766,878	$373,773,587	$771,419,126	$1,606,723,514
Investments in affiliated issuers, at value (Note 2)	23,453,284	67,068,674	78,001,615	—
Securities loaned, unaffiliated issuers, at value (Note 2)	22,640,654	65,576,292	75,626,324	—
Repurchase agreements, at value (Note 2)	—	—	26,500,000	—
Total investments, at value	372,860,816	506,418,553	951,547,065	1,606,723,514
Cash	2,335	4,467,229	51,302	—
Foreign currency, at value	—	—	12,855	—
Cash held at broker for futures contracts	463,353	—	—	—
Receivable for investments sold	546	1,642,100	4,978,017	652,660
Receivable for fund shares sold	67,604	—	—	—
Dividends and interest receivable	353,984	288,669	907,985	—
Receivable for securities lending income	12,030	15,967	121,903	—
Receivable for futures variation margin	78,093	—	—	—
Other assets	50	25	49	120
Total assets	373,838,811	512,832,543	957,619,176	1,607,376,294

Liabilities
Payable for investments purchased	—	3,306,177	3,901,765	—
Payable for fund shares repurchased	324,457	146,680	154,310	562,373
Payable upon return of securities loaned (Note 2)	23,460,747	67,069,231	78,006,816	—
Payable to affiliates (Note 5)
Accounting and legal services fees	3,795	4,786	9,475	17,467
Other liabilities and accrued expenses	41,683	50,203	84,078	50,808
Total liabilities	23,830,682	70,577,077	82,156,444	630,648

Net assets
Paid-in capital	$732,111,858	$410,454,815	$843,281,673	$1,477,486,392
Undistributed net investment income (loss)	728,483	1,109,611	964,223	—
Accumulated undistributed net realized gain (loss) on investments	(398,546,268)	19,620,819	42,074,833	(104,512,534)
Net unrealized appreciation (depreciation) on investments	15,714,056	11,070,221	(10,857,997)	233,771,788
Net assets	$350,008,129	$442,255,466	$875,462,732	$1,606,745,646
Investments in unaffiliated issuers, including repurchase agreements, at cost	$333,774,117	$428,285,401	$884,411,076	$1,372,951,726
Investments in affiliated issuers, at cost	$23,450,736	$67,062,915	$77,993,014	—
Foreign currency, at cost	—	—	$12,764	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$70,879,599	$31,094,893	$411,796	$186,946,253
Shares outstanding	4,312,318	3,900,965	34,540	17,084,884
Net asset value, offering price and redemption price per share	$16.44	$7.97	$11.92	$10.94

Series II
Net assets	$7,625,120	$28,261,417	—	$1,274,002,370
Shares outstanding	464,576	3,551,976	—	116,400,031
Net asset value, offering price and redemption price per share	$16.41	$7.96	—	$10.95

Series III
Net assets	—	—	—	$145,797,023
Shares outstanding	—	—	—	13,336,017
Net asset value, offering price and redemption price per share	—	—	—	$10.93

Series NAV
Net assets	$271,503,410	$382,899,156	$875,050,936	—
Shares outstanding	16,515,664	48,225,994	73,366,248	—
Net asset value, offering price and redemption price per share	$16.44	$7.94	$11.93	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	American Blue Chip Income and Growth Trust	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust
Investments in unaffiliated issuers, at value	$249,522,786	$162,692,534	$86,768,865	$1,122,646,461
Total investments, at value	249,522,786	162,692,534	86,768,865	1,122,646,461
Receivable for investments sold	4,945,080	2,171,885	—	15,208,337
Receivable for fund shares sold	17	1,318	1,113,280	—
Other assets	30	29	22	87
Total assets	254,467,913	164,865,766	87,882,167	1,137,854,885

Liabilities
Payable for investments purchased	—	—	1,109,328	—
Payable for fund shares repurchased	4,936,660	2,163,255	—	15,143,784
Payable to affiliates (Note 5)
Accounting and legal services fees	2,738	1,792	937	12,378
Trustees’ fees	—	10	10	—
Other liabilities and accrued expenses	26,856	27,464	26,212	41,251
Total liabilities	4,966,254	2,192,521	1,136,487	15,197,413

Net assets
Paid-in capital	$246,412,671	$215,417,793	$113,481,428	$1,258,552,287
Accumulated undistributed net realized gain (loss) on investments	(29,892,041)	(36,199,447)	(39,456,761)	(116,557,515)
Net unrealized appreciation (depreciation) on investments	32,981,029	(16,545,101)	12,721,013	(19,337,300)
Net assets	$249,501,659	$162,673,245	$86,745,680	$1,122,657,472
Investments in unaffiliated issuers, including repurchase agreements, at cost	$216,541,757	$179,237,635	$74,047,852	$1,141,983,761

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$16,422,764	$1,680,955	$353,172	$94,019,189
Shares outstanding	1,486,876	166,292	43,722	6,322,416
Net asset value, offering price and redemption price per share	$11.05	$10.11	$8.08	$14.87

Series II
Net assets	$68,111,702	$157,560,253	$53,910,867	$930,432,612
Shares outstanding	6,162,215	15,610,384	6,698,071	62,753,663
Net asset value, offering price and redemption price per share	$11.05	$10.09	$8.05	$14.83

Series III
Net assets	$164,967,193	$3,432,037	$32,481,641	$98,205,671
Shares outstanding	14,953,995	340,606	4,034,469	6,631,896
Net asset value, offering price and redemption price per share	$11.03	$10.08	$8.05	$14.81

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	American Growth-Income Trust	American High-Income Bond Trust	American International Trust	American New World Trust
Investments in unaffiliated issuers, at value	$1,050,797,789	$96,897,844	$707,886,136	$77,088,555
Total investments, at value	1,050,797,789	96,897,844	707,886,136	77,088,555
Receivable for investments sold	25,883,210	—	—	101,839
Receivable for fund shares sold	—	535,325	1,747,674	956
Other assets	77	23	60	15
Total assets	1,076,681,076	97,433,192	709,633,870	77,191,365

Liabilities
Payable for investments purchased	—	480,603	521,553	—
Payable for fund shares repurchased	25,822,796	50,515	1,185,665	98,280
Payable to affiliates (Note 5)
Accounting and legal services fees	11,676	1,037	7,670	840
Trustees’ fees	9	—	80	16
Other liabilities and accrued expenses	40,243	24,535	34,468	24,218
Total liabilities	25,874,724	556,690	1,749,436	123,354

Net assets
Paid-in capital	$1,145,691,258	$103,291,002	$914,473,971	$91,177,706
Undistributed net investment income (loss)	3,022	—	—	—
Accumulated undistributed net realized gain (loss) on investments	(119,794,136)	(7,050,397)	(65,225,085)	(14,340,242)
Net unrealized appreciation (depreciation) on investments	24,906,208	635,897	(141,364,452)	230,547
Net assets	$1,050,806,352	$96,876,502	$707,884,434	$77,068,011
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,025,891,581	$96,261,947	$849,250,588	$76,858,008

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$197,322,679	$1,656,962	$86,559,496	$8,843,768
Shares outstanding	13,703,173	161,077	6,284,758	761,514
Net asset value, offering price and redemption price per share	$14.40	$10.29	$13.77	$11.61

Series II
Net assets	$777,640,191	$53,623,934	$576,165,751	$65,574,381
Shares outstanding	54,077,102	5,220,270	41,855,466	5,649,091
Net asset value, offering price and redemption price per share	$14.38	$10.27	$13.77	$11.61

Series III
Net assets	$75,843,482	$41,595,606	$45,159,187	$2,649,862
Shares outstanding	5,279,484	4,056,683	3,290,526	228,844
Net asset value, offering price and redemption price per share	$14.37	$10.25	$13.72	$11.58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Balanced Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Investments in unaffiliated issuers, at value	$123,760,666	$1,647,858,234	$967,652,918	$291,255,114
Investments in affiliated issuers, at value (Note 2)	9,299,880	37,772,117	55,868,965	23,068,302
Securities loaned, unaffiliated issuers, at value (Note 2)	9,051,543	36,491,967	54,417,371	22,448,457
Total investments, at value	142,112,089	1,722,122,318	1,077,939,254	336,771,873
Cash	13,216	574,130	—	3,905,567
Foreign currency, at value	95,364	—	—	—
Receivable for investments sold	460,778	142,729	—	1,031,235
Receivable for fund shares sold	18,695	6,589	2,034	50,766
Dividends and interest receivable	410,667	1,209,972	718,571	838,827
Receivable for securities lending income	4,337	88,327	20,658	4,627
Other assets	16	121	98	30
Total assets	143,115,162	1,724,144,186	1,078,680,615	342,602,925

Liabilities
Payable for investments purchased	617,489	—	—	363,259
Payable for fund shares repurchased	15,930	883,403	70,296	113,919
Payable upon return of securities loaned (Note 2)	9,299,429	37,787,540	55,880,146	23,074,775
Written options, at value (Note 3)	—	—	—	450,678
Payable to affiliates (Note 5)
Accounting and legal services fees	1,420	18,345	11,192	3,463
Trustees’ fees	—	—	239	—
Other liabilities and accrued expenses	99,658	71,444	65,633	49,428
Total liabilities	10,033,926	38,760,732	56,027,506	24,055,522

Net assets
Paid-in capital	$124,994,304	$1,689,784,278	$1,022,933,858	$265,885,029
Undistributed net investment income (loss)	389,817	2,095,909	1,015,012	818,185
Accumulated undistributed net realized gain (loss) on investments	1,964,082	(373,350,676)	(169,509,507)	31,027,287
Net unrealized appreciation (depreciation) on investments	5,733,033	366,853,943	168,213,746	20,816,902
Net assets	$133,081,236	$1,685,383,454	$1,022,653,109	$318,547,403
Investments in unaffiliated issuers, including repurchase agreements, at cost	$127,079,098	$1,317,500,529	$853,863,283	$293,287,909
Investments in affiliated issuers, at cost	$9,299,131	$37,767,846	$55,862,225	$23,066,931
Foreign currency, at cost	$95,575	—	—	—
Premiums received on written options	—	—	—	$850,611

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,072,037	$276,911,676	$181,299,022	$931,382
Shares outstanding	66,199	13,481,687	18,240,763	80,932
Net asset value, offering price and redemption price per share	$16.19	$20.54	$9.94	$11.51

Series II
Net assets	—	$122,213,355	$71,554,207	$300,754,616
Shares outstanding	—	5,990,793	7,276,209	26,167,692
Net asset value, offering price and redemption price per share	—	$20.40	$9.83	$11.49

Series NAV
Net assets	$132,009,199	$1,286,258,423	$769,799,880	$16,861,405
Shares outstanding	8,151,083	62,702,572	77,451,911	1,466,971
Net asset value, offering price and redemption price per share	$16.20	$20.51	$9.94	$11.49

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Core Allocation Trust	Core Allocation Plus Trust	Core Disciplined Diversification Trust	Core Fundamental Holdings Trust
Investments in unaffiliated issuers, at value	—	$199,437,650	—	$167,992,688
Investments in affiliated issuers, at value (Note 2)	—	16,001,456	—	—
Investments in affiliated funds, at value (Note 9)	$115,352,483	—	$190,025,710	111,912,458
Securities loaned, unaffiliated issuers, at value (Note 2)	—	15,566,948	—	—
Repurchase agreements, at value (Note 2)	—	38,900,000	—	—
Total investments, at value	115,352,483	269,906,054	190,025,710	279,905,146
Cash	95,622	76,029	102,647	2,088
Foreign currency, at value	—	8,363	—	—
Cash held at broker for futures contracts	—	1,759,243	—	—
Receivable for investments sold	15,485	10,911,854	55,771	369,254
Receivable for forward foreign currency exchange contracts (Note 3)	—	22,359	—	—
Dividends and interest receivable	—	809,834	—	—
Receivable for securities lending income	—	9,247	—	—
Swap contracts, at value (Note 3)	—	455,550	—	—
Receivable for futures variation margin	—	88,300	—	—
Receivable due from adviser	259	—	36	1,348
Other assets	16	27	24	33
Total assets	115,463,865	284,046,860	190,184,188	280,277,869

Liabilities
Payable for investments purchased	—	9,585,472	—	—
Payable for delayed delivery securities purchased	—	15,250,212	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	72,509	—	—
Payable for fund shares repurchased	12,856	26,746	51,098	356,220
Payable upon return of securities loaned (Note 2)	—	16,002,949	—	—
Swap contracts, at value (Note 3)	—	555,319	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	1,241	2,615	2,051	3,013
Other liabilities and accrued expenses	134,775	59,156	143,402	47,433
Total liabilities	148,872	41,554,978	196,551	406,666

Net assets
Paid-in capital	$117,132,829	$230,457,036	$186,721,111	$264,914,755
Undistributed net investment income (loss)	91,044	503,941	—	57
Accumulated undistributed net realized gain (loss) on investments	2,266,599	8,335,617	3,248,987	3,112,588
Net unrealized appreciation (depreciation) on investments	(4,175,479)	3,195,288	17,539	11,843,803
Net assets	$115,314,993	$242,491,882	$189,987,637	$279,871,203
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$250,524,375	—	$161,939,129
Investments in affiliated issuers, at cost	$119,527,962	$16,000,198	$190,008,171	$106,122,214
Foreign currency, at cost	—	$8,373	—	—
Net unamortized upfront payment on swaps	—	($86,731)	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$12,537,018	$24,311,218	—	$26,503
Shares outstanding	836,507	2,453,549	—	1,709
Net asset value, offering price and redemption price per share	$14.99	$9.91	—	$15.51

Series II
Net assets	$102,728,123	$141,596,274	$189,961,435	$257,064,095
Shares outstanding	6,853,663	14,276,918	11,776,633	16,570,641
Net asset value, offering price and redemption price per share	$14.99	$9.92	$16.13	$15.51

Series III
Net assets	—	—	—	$22,780,605
Shares outstanding	—	—	—	1,470,156
Net asset value, offering price and redemption price per share	—	—	—	$15.50

Series NAV
Net assets	$49,852	$76,584,390	$26,202	—
Shares outstanding	3,327	7,729,994	1,625	—
Net asset value, offering price and redemption price per share	$14.98	$9.91	$16.12	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Investments in unaffiliated issuers, at value	$182,868,696	$313,048,849	$850,499,569	$1,830,739,592
Investments in affiliated issuers, at value (Note 2)	—	23,323,967	71,773,887	126,529,051
Investments in affiliated funds, at value (Note 9)	121,746,893	—	—	—
Securities loaned, unaffiliated issuers, at value (Note 2)	—	22,676,597	70,060,968	123,137,177
Total investments, at value	304,615,589	359,049,413	992,334,424	2,080,405,820
Cash	2,073	3,261	—	—
Foreign currency, at value	—	335,527	2,618,129	—
Receivable for investments sold	200,825	33,569	1,460,895	277,011
Receivable for fund shares sold	260	46,603	192,097	—
Dividends and interest receivable	—	1,386,934	584,567	4,164,815
Receivable for securities lending income	—	11,847	42,416	49,746
Receivable due from adviser	1,564	—	—	—
Other assets	37	31	85	114
Total assets	304,820,348	360,867,185	997,232,613	2,084,897,506

Liabilities
Payable for investments purchased	—	511	3,302,560	—
Payable for fund shares repurchased	186,679	22,218	—	1,680,626
Payable upon return of securities loaned (Note 2)	—	23,324,227	71,772,147	126,577,449
Payable to affiliates (Note 5)
Accounting and legal services fees	3,302	3,649	10,122	21,204
Trustees’ fees	—	—	—	122
Other liabilities and accrued expenses	47,908	95,809	205,819	117,607
Total liabilities	237,889	23,446,414	75,290,648	128,397,008

Net assets
Paid-in capital	$309,668,248	$288,840,785	$910,636,748	$1,908,079,157
Undistributed net investment income (loss)	—	897,612	(2,652,793)	9,010,628
Accumulated undistributed net realized gain (loss) on investments	3,912,152	(318,789)	74,159,670	(153,187,654)
Net unrealized appreciation (depreciation) on investments	(8,997,941)	48,001,163	(60,201,660)	192,598,367
Net assets	$304,582,459	$337,420,771	$921,941,965	$1,956,500,498
Investments in unaffiliated issuers, including repurchase agreements, at cost	$188,803,998	$287,715,665	$980,740,248	$1,761,288,027
Investments in affiliated issuers, at cost	$124,809,532	$23,322,447	$71,769,139	$126,516,096
Foreign currency, at cost	—	$344,283	$2,630,519	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$140,087	$188,610	$7,153,947	$311,407,024
Shares outstanding	9,347	16,064	725,453	23,061,145
Net asset value, offering price and redemption price per share	$14.99	$11.74	$9.86	$13.50

Series II
Net assets	$286,751,394	$206,758,143	—	$174,363,000
Shares outstanding	19,119,841	17,590,708	—	12,940,729
Net asset value, offering price and redemption price per share	$15.00	$11.75	—	$13.47

Series III
Net assets	$17,690,978	—	—	—
Shares outstanding	1,181,016	—	—	—
Net asset value, offering price and redemption price per share	$14.98	—	—	—

Series NAV
Net assets	—	$130,474,018	$914,788,018	$1,470,730,474
Shares outstanding	—	11,111,036	92,870,287	109,229,595
Net asset value, offering price and redemption price per share	—	$11.74	$9.85	$13.46

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)	Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)
Investments in unaffiliated issuers, at value	$122,483,513	—	$1,193,279,889	$1,041,446,125
Investments in affiliated issuers, at value (Note 2)	10,878,486	—	—	—
Investments in affiliated funds, at value (Note 9)	—	$1,207,773,803	—	13,550,568
Securities loaned, unaffiliated issuers, at value (Note 2)	10,434,003	—	—	—
Total investments, at value	143,796,002	1,207,773,803	1,193,279,889	1,054,996,693
Cash	256	—	15,123,505	—
Receivable for investments sold	640,646	307,802	15,047,806	776,861
Receivable for fund shares sold	—	61,261	—	1,044
Dividends and interest receivable	28,220	—	1,355,202	—
Receivable for securities lending income	13,416	—	—	—
Other assets	29	110	115	80
Total assets	144,478,569	1,208,142,976	1,224,806,517	1,055,774,678

Liabilities
Payable for investments purchased	—	—	14,684,830	—
Payable for fund shares repurchased	809,805	340,716	1,168,404	712,178
Payable upon return of securities loaned (Note 2)	10,883,430	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	1,450	13,004	13,148	11,440
Trustees’ fees	21	8	—	—
Other liabilities and accrued expenses	38,942	56,817	76,867	40,246
Total liabilities	11,733,648	410,545	15,943,249	763,864

Net assets
Paid-in capital	$143,937,169	$1,517,790,068	$1,624,414,515	$964,355,330
Undistributed net investment income (loss)	—	—	3,015,403	—
Accumulated undistributed net realized gain (loss) on investments	(2,901,171)	(165,919,262)	(328,887,089)	(48,474,170)
Net unrealized appreciation (depreciation) on investments	(8,291,077)	(144,138,375)	(89,679,561)	139,129,654
Net assets	$132,744,921	$1,207,732,431	$1,208,863,268	$1,055,010,814
Investments in unaffiliated issuers, including repurchase agreements, at cost	$141,209,766	—	$1,282,959,450	$902,119,327
Investments in affiliated issuers, at cost	$10,877,481	$1,351,912,178	—	$13,747,712

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$91,998,512	$43,738,127	$117,109,740	$3,133,794
Shares outstanding	8,742,809	4,601,444	9,386,678	311,232
Net asset value, offering price and redemption price per share	$10.52	$9.51	$12.48	$10.07

Series II
Net assets	$23,030,541	$1,154,226,020	$60,009,095	$991,908,196
Shares outstanding	2,196,772	121,219,025	4,812,527	98,424,430
Net asset value, offering price and redemption price per share	$10.48	$9.52	$12.47	$10.08

Series III
Net assets	—	—	—	$59,968,824
Shares outstanding	—	—	—	5,957,010
Net asset value, offering price and redemption price per share	—	—	—	$10.07

Series NAV
Net assets	$17,715,868	$9,768,284	$1,031,744,433	—
Shares outstanding	1,686,343	1,028,067	82,409,408	—
Net asset value, offering price and redemption price per share	$10.51	$9.50	$12.52	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Fundamental Large Cap Value Trust (formerly Optimized Value Trust)	Fundamental Value Trust	Global Trust	Global Diversification Trust (formerly American Global Diversification Trust)
Investments in unaffiliated issuers, at value	$321,013,776	$1,468,137,114	$559,831,620	$742,086,471
Investments in affiliated issuers, at value (Note 2)	—	81,089,110	22,976,257	—
Investments in affiliated funds, at value (Note 9)	—	—	—	6,674,160
Securities loaned, unaffiliated issuers, at value (Note 2)	—	76,778,247	21,625,448	—
Total investments, at value	321,013,776	1,626,004,471	604,433,325	748,760,631
Cash	6,168,019	419	172,782	—
Foreign currency, at value	—	—	109,957	—
Receivable for investments sold	759,865	3,756,474	20,971	124,649
Receivable for fund shares sold	14,445	—	—	71,262
Dividends and interest receivable	500,462	2,343,649	1,488,629	—
Receivable for securities lending income	—	56,266	25,568	—
Other assets	42	125	54	68
Total assets	328,456,609	1,632,161,404	606,251,286	748,956,610

Liabilities
Payable for investments purchased	521,960	—	—	—
Payable for fund shares repurchased	345,582	5,423,681	315,499	147,523
Payable upon return of securities loaned (Note 2)	—	81,108,870	22,966,789	—
Payable to affiliates (Note 5)
Accounting and legal services fees	3,549	16,832	6,311	8,093
Trustees’ fees	—	—	22	2
Other liabilities and accrued expenses	40,935	116,183	109,627	35,264
Total liabilities	912,026	86,665,566	23,398,248	190,882

Net assets
Paid-in capital	$723,113,354	$2,092,484,035	$763,294,415	$772,307,415
Undistributed net investment income (loss)	1,347,413	(53,639)	1,519,990	—
Accumulated undistributed net realized gain (loss) on investments	(391,043,057)	(703,872,452)	(59,154,634)	(48,030,850)
Net unrealized appreciation (depreciation) on investments	(5,873,127)	156,937,894	(122,806,733)	24,489,163
Net assets	$327,544,583	$1,545,495,838	$582,853,038	$748,765,728
Investments in unaffiliated issuers, including repurchase agreements, at cost	$326,886,903	$1,387,984,804	$704,245,108	$717,500,207
Investments in affiliated issuers, at cost	—	$81,081,779	$22,974,759	$6,771,261
Foreign currency, at cost	—	—	$110,867	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$44,881,722	$338,571,524	$150,132,668	$8,488,716
Shares outstanding	4,529,525	24,796,934	11,279,727	887,848
Net asset value, offering price and redemption price per share	$9.91	$13.65	$13.31	$9.56

Series II
Net assets	$12,837,764	$272,079,221	$28,796,891	$740,184,941
Shares outstanding	1,286,175	19,960,690	2,169,800	77,371,150
Net asset value, offering price and redemption price per share	$9.98	$13.63	$13.27	$9.57

Series III
Net assets	—	—	—	$92,071
Shares outstanding	—	—	—	9,635
Net asset value, offering price and redemption price per share	—	—	—	$9.56

Series NAV
Net assets	$269,825,097	$934,845,093	$403,923,479	—
Shares outstanding	27,232,650	68,689,639	30,380,357	—
Net asset value, offering price and redemption price per share	$9.91	$13.61	$13.30	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Investments in unaffiliated issuers, at value	$398,859,872	$149,280,881	$113,318,539	$614,891,171
Investments in affiliated issuers, at value (Note 2)	25,660,260	—	15,834,391	18,478,920
Securities loaned, unaffiliated issuers, at value (Note 2)	24,979,191	—	15,388,722	17,822,517
Total investments, at value	449,499,323	149,280,881	144,541,652	651,192,608
Cash	5,040,263	—	—	—
Foreign currency, at value	—	861	—	846,597
Cash held at broker for futures contracts	—	—	—	3,876,439
Receivable for investments sold	—	398,017	727,593	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	13,159	684,714
Receivable for fund shares sold	64,088	96,357	18,662	51,133
Dividends and interest receivable	131,371	90,052	46,080	1,562,618
Receivable for securities lending income	6,682	—	8,225	66,511
Receivable for futures variation margin	—	—	—	160,791
Other assets	55	16	23	61
Total assets	454,741,782	149,866,184	145,355,394	658,441,472

Liabilities
Payable for investments purchased	—	138,114	1,242,968	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	625,714
Payable for fund shares repurchased	—	24,405	—	75,762
Payable upon return of securities loaned (Note 2)	25,661,350	—	15,833,183	18,457,410
Written options, at value (Note 3)	—	2,765,575	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	4,675	1,574	1,404	6,888
Trustees’ fees	—	—	—	195
Other liabilities and accrued expenses	51,975	44,574	42,350	157,140
Total liabilities	25,718,000	2,974,242	17,119,905	19,323,109

Net assets
Paid-in capital	$445,887,914	$119,101,925	$105,995,514	$884,874,912
Undistributed net investment income (loss)	91,978	(1,527)	(13,159)	964,714
Accumulated undistributed net realized gain (loss) on investments	(58,961,569)	8,669,167	10,225,159	(190,657,137)
Net unrealized appreciation (depreciation) on investments	42,005,459	19,122,377	12,027,975	(56,064,126)
Net assets	$429,023,782	$146,891,942	$128,235,489	$639,118,363
Investments in unaffiliated issuers, including repurchase agreements, at cost	$381,834,307	$130,854,957	$116,693,452	$688,792,385
Investments in affiliated issuers, at cost	$25,659,557	—	$15,833,384	$18,477,654
Foreign currency, at cost	—	$861	—	$848,125
Premiums received on written options	—	$3,462,463	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$56,172,102	—	$46,762,353
Shares outstanding	—	3,307,250	—	5,437,455
Net asset value, offering price and redemption price per share	—	$16.98	—	$8.60

Series II
Net assets	—	$56,744,086	—	$22,260,882
Shares outstanding	—	3,418,413	—	2,566,970
Net asset value, offering price and redemption price per share	—	$16.60	—	$8.67

Series NAV
Net assets	$429,023,782	$33,975,754	$128,235,489	$570,095,128
Shares outstanding	38,874,523	1,992,793	11,933,309	66,486,718
Net asset value, offering price and redemption price per share	$11.04	$17.05	$10.75	$8.57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	International Growth Stock Trust	International Opportunities Trust	International Small Company Trust	International Value Trust
Investments in unaffiliated issuers, at value	$230,499,895	$412,726,820	$97,748,233	$917,906,961
Investments in affiliated issuers, at value (Note 2)	—	—	3,440,182	39,959,109
Securities loaned, unaffiliated issuers, at value (Note 2)	—	—	3,336,375	37,753,944
Total investments, at value	230,499,895	412,726,820	104,524,790	995,620,014
Cash	—	—	—	61,423
Foreign currency, at value	985,149	243,129	403,187	3,622,661
Receivable for investments sold	34,901	647,909	258,751	—
Receivable for fund shares sold	20,466	1,710	6,000	140,599
Dividends and interest receivable	362,649	299,345	171,705	2,085,661
Receivable for securities lending income	—	—	8,010	75,376
Other assets	21	57	26	78
Total assets	231,903,081	413,918,970	105,372,469	1,001,605,812

Liabilities
Payable for investments purchased	4,668,423	6,007,435	—	489,981
Payable for fund shares repurchased	—	770,277	6,617	10,542
Payable upon return of securities loaned (Note 2)	—	—	3,442,119	39,933,837
Payable to affiliates (Note 5)
Accounting and legal services fees	2,417	4,452	1,099	10,461
Trustees’ fees	—	2	2	456
Other liabilities and accrued expenses	73,342	69,514	52,382	207,201
Total liabilities	4,744,182	6,851,680	3,502,219	40,652,478

Net assets
Paid-in capital	$239,135,195	$692,753,953	$479,731,045	$1,578,101,469
Undistributed net investment income (loss)	135,322	(18,711)	(513,885)	1,865,549
Accumulated undistributed net realized gain (loss) on investments	(3,290)	(272,002,881)	(357,070,841)	(420,141,364)
Net unrealized appreciation (depreciation) on investments	(12,108,328)	(13,665,071)	(20,276,069)	(198,872,320)
Net assets	$227,158,899	$407,067,290	$101,870,250	$960,953,334
Investments in unaffiliated issuers, including repurchase agreements, at cost	$242,596,960	$426,380,015	$121,359,048	$1,154,488,530
Investments in affiliated issuers, at cost	—	—	$3,439,857	$39,955,881
Foreign currency, at cost	$989,466	$243,563	$402,039	$3,631,718

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$2,997,401	$41,311,051	$116,156,251
Shares outstanding	—	285,768	4,784,548	11,327,306
Net asset value, offering price and redemption price per share	—	$10.49	$8.63	$10.25

Series II
Net assets	—	$26,002,246	$25,651,620	$100,866,190
Shares outstanding	—	2,473,942	2,970,740	9,849,392
Net asset value, offering price and redemption price per share	—	$10.51	$8.63	$10.24

Series NAV
Net assets	$227,158,899	$378,067,643	$34,907,579	$743,930,893
Shares outstanding	18,199,701	36,056,770	4,045,334	73,025,019
Net asset value, offering price and redemption price per share	$12.48	$10.49	$8.63	$10.19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Large Cap Trust	Lifestyle Balanced PS Series	Lifestyle Conservative PS Series	Lifestyle Growth PS Series
Investments in unaffiliated issuers, at value	$137,224,904	—	—	—
Investments in affiliated issuers, at value (Note 2)	9,387,626	—	—	—
Investments in affiliated funds, at value (Note 9)	—	$70,725,741	$29,398,930	$93,857,966
Securities loaned, unaffiliated issuers, at value (Note 2)	9,108,200	—	—	—
Total investments, at value	155,720,730	70,725,741	29,398,930	93,857,966
Cash	3,265,801	23,231	97,044	18,365
Receivable for investments sold	561,289	—	—	—
Receivable for fund shares sold	1,158	511,917	270,600	2,450,632
Dividends and interest receivable	258,370	—	—	—
Receivable for securities lending income	3,341	—	—	—
Other assets	33	2,551	2,551	2,551
Total assets	159,810,722	71,263,440	29,769,125	96,329,514

Liabilities
Payable for investments purchased	1,006,855	510,190	269,884	2,448,384
Payable for fund shares repurchased	74,876	—	—	—
Payable upon return of securities loaned (Note 2)	9,386,875	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	1,623	676	291	903
Trustees’ fees	7	—	9	—
Investment management fees	—	403	66,863	490
Other liabilities and accrued expenses	223,865	39,919	40,200	41,025
Total liabilities	10,694,101	551,188	377,247	2,490,802

Net assets
Paid-in capital	$405,009,103	$70,702,713	$29,512,167	$93,846,823
Undistributed net investment income (loss)	193,195	—	—	—
Accumulated undistributed net realized gain (loss) on investments	(258,840,714)	68,559	(7,311)	79,889
Net unrealized appreciation (depreciation) on investments	2,755,037	(59,020)	(112,978)	(88,000)
Net assets	$149,116,621	$70,712,252	$29,391,878	$93,838,712
Investments in unaffiliated issuers, including repurchase agreements, at cost	$143,579,407	—	—	—
Investments in affiliated issuers, at cost	$9,386,286	$70,784,761	$29,511,908	$93,945,966

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$128,359,582	—	—	—
Shares outstanding	10,761,700	—	—	—
Net asset value, offering price and redemption price per share	$11.93	—	—	—

Series II
Net assets	$9,170,599	$70,712,252	$29,391,878	$93,838,712
Shares outstanding	770,590	5,990,277	2,378,811	8,201,076
Net asset value, offering price and redemption price per share	$11.90	$11.80	$12.36	$11.44

Series NAV
Net assets	$11,586,440	—	—	—
Shares outstanding	973,949	—	—	—
Net asset value, offering price and redemption price per share	$11.90	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Lifestyle Moderate PS Series	Mid Cap Stock Trust	Mid Cap Value Equity Trust	Mid Value Trust
Investments in unaffiliated issuers, at value	—	$548,108,160	$115,444,313	$579,356,779
Investments in affiliated issuers, at value (Note 2)	—	138,789,329	16,127,742	150,398,268
Investments in affiliated funds, at value (Note 9)	$36,047,469	—	—	—
Securities loaned, unaffiliated issuers, at value (Note 2)	—	134,964,303	15,640,183	146,291,226
Repurchase agreements, at value (Note 2)	—	12,300,000	—	—
Total investments, at value	36,047,469	834,161,792	147,212,238	876,046,273
Cash	29,904	99,070	144,358	—
Foreign currency, at value	—	—	—	7,604
Receivable for investments sold	—	4,400,241	331,856	1,122,774
Receivable for fund shares sold	267,369	389,464	4,077	114,799
Dividends and interest receivable	—	183,796	153,554	1,113,312
Receivable for securities lending income	—	165,062	6,721	58,628
Other assets	2,551	63	23	67
Total assets	36,347,293	839,399,488	147,852,827	878,463,457

Liabilities
Payable for investments purchased	266,490	6,156,006	1,305,107	2,377,753
Payable for fund shares repurchased	—	426,148	—	1,897,667
Payable upon return of securities loaned (Note 2)	—	138,801,404	16,125,260	150,402,016
Payable to affiliates (Note 5)
Accounting and legal services fees	351	7,633	1,409	7,828
Trustees’ fees	4	—	—	—
Investment management fees	249	—	—	—
Other liabilities and accrued expenses	40,291	68,363	38,455	61,424
Total liabilities	307,385	145,459,554	17,470,231	154,746,688

Net assets
Paid-in capital	$36,010,420	$745,207,958	$102,207,972	$645,384,446
Undistributed net investment income (loss)	—	75	418,582	2,012,126
Accumulated undistributed net realized gain (loss) on investments	4,184	(40,118,219)	16,429,608	53,134,749
Net unrealized appreciation (depreciation) on investments	25,304	(11,149,880)	11,326,434	23,185,448
Net assets	$36,039,908	$693,939,934	$130,382,596	$723,716,769
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$706,542,983	$119,759,212	$702,483,277
Investments in affiliated issuers, at cost	$36,022,165	$138,768,861	$16,126,592	$150,377,287
Foreign currency, at cost	—	—	—	$7,608

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$174,888,778	—	$271,486,046
Shares outstanding	—	13,630,685	—	25,868,050
Net asset value, offering price and redemption price per share	—	$12.83	—	$10.50

Series II
Net assets	$36,039,908	$105,485,224	—	$82,707,126
Shares outstanding	2,994,058	8,410,373	—	7,873,382
Net asset value, offering price and redemption price per share	$12.04	$12.54	—	$10.50

Series NAV
Net assets	—	$413,565,932	$130,382,596	$369,523,597
Shares outstanding	—	32,071,116	11,766,525	35,310,368
Net asset value, offering price and redemption price per share	—	$12.90	$11.08	$10.47

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Mutual Shares Trust	Natural Resources Trust	Real Estate Securities Trust	Science & Technology Trust
Investments in unaffiliated issuers, at value	$558,437,941	$164,954,734	$333,478,010	$321,196,956
Investments in affiliated issuers, at value (Note 2)	24,557,595	36,474,107	50,337,942	25,115,207
Securities loaned, unaffiliated issuers, at value (Note 2)	23,899,919	34,953,861	49,037,395	24,463,963
Repurchase agreements, at value (Note 2)	—	6,600,000	—	—
Total investments, at value	606,895,455	242,982,702	432,853,347	370,776,126
Cash	14,917,964	76,864	273,227	8,054,215
Foreign currency, at value	7,996,325	1,841	45,332	1,968,694
Receivable for investments sold	343,266	—	4,807,140	3,203,734
Receivable for forward foreign currency exchange contracts (Note 3)	5,498,009	—	—	—
Receivable for fund shares sold	—	6,808	19,160	136
Dividends and interest receivable	1,806,228	112,362	1,186,825	43,714
Receivable for securities lending income	6,936	25,978	16,394	34,202
Other assets	58	34	24	40
Total assets	637,464,241	243,206,589	439,201,449	384,080,861

Liabilities
Payable for investments purchased	1,366,337	—	3,068,006	3,115,796
Payable for forward foreign currency exchange contracts (Note 3)	1,194,634	—	—	—
Payable for fund shares repurchased	6,126,589	137,020	201,716	1,663,549
Payable upon return of securities loaned (Note 2)	24,561,282	36,475,930	50,358,814	25,113,595
Written options, at value (Note 3)	39,480	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	6,567	2,284	4,099	3,942
Trustees’ fees	—	25	—	4
Other liabilities and accrued expenses	95,864	42,109	44,589	53,269
Total liabilities	33,390,753	36,657,368	53,677,224	29,950,155

Net assets
Paid-in capital	$658,642,681	$354,226,904	$982,401,883	$422,261,472
Undistributed net investment income (loss)	3,442,270	608,154	2,467,640	—
Accumulated undistributed net realized gain (loss) on investments	(85,424,843)	(121,934,521)	(648,660,010)	(53,419,512)
Net unrealized appreciation (depreciation) on investments	27,413,380	(26,351,316)	49,314,712	(14,711,254)
Net assets	$604,073,488	$206,549,221	$385,524,225	$354,130,706
Investments in unaffiliated issuers, including repurchase agreements, at cost	$559,082,358	$232,864,541	$333,207,792	$360,369,616
Investments in affiliated issuers, at cost	$24,554,886	$36,470,339	$50,331,182	$25,112,856
Foreign currency, at cost	$8,120,362	$1,837	$45,102	$1,973,484
Premiums received on written options	$28,350	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$189,557,648	$13,383,858	$96,881,084	$298,746,123
Shares outstanding	19,640,373	1,322,855	7,903,496	19,155,301
Net asset value, offering price and redemption price per share	$9.65	$10.12	$12.26	$15.60

Series II
Net assets	—	$124,821,515	$74,178,083	$45,184,801
Shares outstanding	—	12,475,379	6,040,788	2,943,454
Net asset value, offering price and redemption price per share	—	$10.01	$12.28	$15.35

Series NAV
Net assets	$414,515,840	$68,343,848	$214,465,058	$10,199,782
Shares outstanding	42,957,223	6,866,864	17,596,224	651,444
Net asset value, offering price and redemption price per share	$9.65	$9.95	$12.19	$15.66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Small Cap Growth Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Investments in unaffiliated issuers, at value	$297,265,359	$127,545,049	$463,468,431	$80,463,554
Investments in affiliated issuers, at value (Note 2)	80,310,385	27,002,634	102,906,158	20,932,468
Securities loaned, unaffiliated issuers, at value (Note 2)	78,161,661	26,148,087	99,625,490	20,371,605
Repurchase agreements, at value (Note 2)	5,300,000	—	18,200,000	—
Total investments, at value	461,037,405	180,695,770	684,200,079	121,767,627
Cash	8,595	—	68,102	—
Receivable for investments sold	3,078,148	659,800	852,527	259,478
Receivable for fund shares sold	—	14,220	213,995	2,527
Dividends and interest receivable	62,859	84,531	789,848	37,239
Receivable for securities lending income	64,217	10,963	31,934	5,924
Other assets	50	33	45	24
Total assets	464,251,274	181,465,317	686,156,530	122,072,819

Liabilities
Due to custodian	—	148,420	—	—
Payable for investments purchased	1,697,674	290,549	1,050,107	140,819
Payable for fund shares repurchased	431,045	26,064	1,199,749	—
Payable upon return of securities loaned (Note 2)	80,306,635	27,004,397	102,915,448	20,931,983
Payable to affiliates (Note 5)
Accounting and legal services fees	4,192	1,670	6,243	1,095
Other liabilities and accrued expenses	51,260	38,236	54,885	37,295
Total liabilities	82,490,806	27,509,336	105,226,432	21,111,192

Net assets
Paid-in capital	$337,115,519	$193,274,297	$452,581,312	$135,363,400
Undistributed net investment income (loss)	1,016	(100,071)	987,257	—
Accumulated undistributed net realized gain (loss) on investments	48,766,725	(62,198,621)	14,489,373	(50,584,672)
Net unrealized appreciation (depreciation) on investments	(4,122,792)	22,980,376	112,872,156	16,182,899
Net assets	$381,760,468	$153,955,981	$580,930,098	$100,961,627
Investments in unaffiliated issuers, including repurchase agreements, at cost	$384,857,362	$130,715,432	$468,436,907	$84,655,018
Investments in affiliated issuers, at cost	$80,302,668	$26,999,962	$102,891,016	$20,929,710

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$83,430,456	$32,402,973	$229,476,735	—
Shares outstanding	9,085,641	1,710,816	12,119,119	—
Net asset value, offering price and redemption price per share	$9.18	$18.94	$18.94	—

Series II
Net assets	$32,294,335	$33,080,211	$45,819,209	—
Shares outstanding	3,574,419	1,761,253	2,425,004	—
Net asset value, offering price and redemption price per share	$9.03	$18.78	$18.89	—

Series NAV
Net assets	$266,035,677	$88,472,797	$305,634,154	$100,961,627
Shares outstanding	28,870,626	4,695,388	16,170,433	6,514,910
Net asset value, offering price and redemption price per share	$9.21	$18.84	$18.90	$15.50

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Small Company Value Trust	Smaller Company Growth Trust	U.S. Equity Trust (formerly U.S. Multi Sector Trust)	Utilities Trust
Investments in unaffiliated issuers, at value	$264,091,858	$162,269,988	$735,329,603	$161,372,452
Investments in affiliated issuers, at value (Note 2)	104,683,319	48,245,593	36,605,489	26,258,812
Securities loaned, unaffiliated issuers, at value (Note 2)	101,392,557	46,792,740	35,580,442	25,533,544
Total investments, at value	470,167,734	257,308,321	807,515,534	213,164,808
Cash	—	2,733,424	—	6,548,715
Foreign currency, at value	257	—	—	87,987
Cash held at broker for futures contracts	—	275,000	—	—
Receivable for investments sold	167,176	306,716	—	1,952,084
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	797,591
Receivable for fund shares sold	26,517	18,075	102,483	77,361
Dividends and interest receivable	431,104	67,252	1,229,816	514,683
Receivable for securities lending income	31,536	27,109	22,813	22,228
Other assets	39	34	67	26
Total assets	470,824,363	260,735,931	808,870,713	223,165,483

Liabilities
Payable for investments purchased	—	598,672	52,855	1,914,251
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	96,314
Payable for fund shares repurchased	83,075	148,144	—	216,565
Payable upon return of securities loaned (Note 2)	104,692,239	48,255,534	36,627,791	26,269,838
Payable for futures variation margin	—	4,480	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	3,990	2,296	8,356	2,070
Other liabilities and accrued expenses	47,034	42,177	59,948	48,799
Total liabilities	104,826,338	49,051,303	36,748,950	28,547,837

Net assets
Paid-in capital	$351,272,798	$183,436,287	$825,066,357	$204,384,957
Undistributed net investment income (loss)	(787,252)	—	2,062,196	2,200,329
Accumulated undistributed net realized gain (loss) on investments	(36,420,115)	16,696,756	(162,434,345)	(32,418,107)
Net unrealized appreciation (depreciation) on investments	51,932,594	11,551,585	107,427,555	20,450,467
Net assets	$365,998,025	$211,684,628	$772,121,763	$194,617,646
Investments in unaffiliated issuers, including repurchase agreements, at cost	$313,565,585	$197,513,176	$663,486,125	$167,154,875
Investments in affiliated issuers, at cost	$104,669,555	$48,239,974	$36,601,854	$26,255,354
Foreign currency, at cost	$256	—	—	$87,872

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$85,314,960	$78,207,521	—	$128,455,143
Shares outstanding	5,076,541	4,785,784	—	10,774,298
Net asset value, offering price and redemption price per share	$16.81	$16.34	—	$11.92

Series II
Net assets	$77,680,476	$20,343,348	—	$30,035,610
Shares outstanding	4,661,417	1,250,405	—	2,537,825
Net asset value, offering price and redemption price per share	$16.66	$16.27	—	$11.84

Series NAV
Net assets	$203,002,589	$113,133,759	$772,121,763	$36,126,893
Shares outstanding	12,109,848	6,915,527	61,051,220	3,033,887
Net asset value, offering price and redemption price per share	$16.76	$16.36	$12.65	$11.91

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Value Trust	Value & Restructuring Trust
Investments in unaffiliated issuers, at value	$248,239,326	$196,173,799
Investments in affiliated issuers, at value (Note 2)	—	15,449,545
Securities loaned, unaffiliated issuers, at value (Note 2)	—	15,040,640
Total investments, at value	248,239,326	226,663,984
Cash	—	1,246,492
Receivable for fund shares sold	12,739	—
Dividends and interest receivable	336,835	214,123
Receivable for securities lending income	—	5,655
Other assets	30	40
Total assets	248,588,930	228,130,294

Liabilities
Payable for investments purchased	368,864	—
Payable for fund shares repurchased	3,294,520	—
Payable upon return of securities loaned (Note 2)	—	15,441,890
Payable to affiliates (Note 5)
Accounting and legal services fees	2,671	2,310
Trustees’ fees	—	185
Other liabilities and accrued expenses	39,685	42,072
Total liabilities	3,705,740	15,486,457

Net assets
Paid-in capital	$245,363,101	$310,701,801
Undistributed net investment income (loss)	460,050	727,841
Accumulated undistributed net realized gain (loss) on investments	(32,336,527)	(111,013,727)
Net unrealized appreciation (depreciation) on investments	31,396,566	12,227,922
Net assets	$244,883,190	$212,643,837
Investments in unaffiliated issuers, including repurchase agreements, at cost	$216,842,760	$198,987,315
Investments in affiliated issuers, at cost	—	$15,448,662

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$197,054,157	—
Shares outstanding	11,883,660	—
Net asset value, offering price and redemption price per share	$16.58	—

Series II
Net assets	$29,587,490	—
Shares outstanding	1,789,223	—
Net asset value, offering price and redemption price per share	$16.54	—

Series NAV
Net assets	$18,241,543	$212,643,837
Shares outstanding	1,101,422	16,975,417
Net asset value, offering price and redemption price per share	$16.56	$12.53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$6,741,150	$6,057,760	$11,614,791	$35,472,332
Interest	15,595	1,247	37,521	76,176
Securities lending	112,967	64,652	970,363	—
Less foreign taxes withheld	(615)	(105,954)	(222,476)	—
Total investment income	6,869,097	6,017,705	12,400,199	35,548,508

Expenses
Investment management fees (Note 5)	2,872,600	3,258,266	8,819,219	—
Series I distribution and service fees (Note 5)	39,498	17,353	166	1,224,233
Series II distribution and service fees (Note 5)	21,262	79,733	—	10,274,152
Series III distribution and service fees (Note 5)	—	—	—	378,057
Accounting and legal services fees (Note 5)	50,388	57,164	123,553	234,544
Professional fees	37,908	36,641	46,634	33,733
Printing and postage	9,815	24,203	25,287	21,693
Custodian fees	23,108	66,050	235,131	12,023
Trustees’ fees (Note 5)	6,683	7,534	16,390	31,140
Registration and filing fees	5,493	5,925	5,887	5,939
Other	9,862	7,433	14,922	15,978
Total expenses before reductions and amounts recaptured	3,076,617	3,560,302	9,287,189	12,231,492
Net expense reductions and amounts recaptured (Note 5)	(11,249)	(12,889)	(27,639)	(52,342)
Total expenses	3,065,368	3,547,413	9,259,550	12,179,150
Net investment income (loss)	3,803,729	2,470,292	3,140,649	23,369,358

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	15,507,228	22,209,012	55,168,429 [1]	(31,746,157)
Investments in affiliated issuers	(7,866)	(464)	(3,597)	—
Capital gain distributions received from affiliated underlying funds	980	2,303	3,169	—
Futures contracts	235,080	—	—	—
Foreign currency transactions	—	(492)	(202,368)	—
	15,735,422	22,210,359	54,965,633	(31,746,157)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(15,865,327)	(44,539,247)	(126,289,886)[2]	25,054,870
Investments in affiliated issuers	3,487	6,701	17,346	—
Futures contracts	22,708	—	—	—
Translation of assets and liabilities in foreign currencies	—	(16)	(10,900)	—
	(15,839,132)	(44,532,562)	(126,283,440)	25,054,870
Net realized and unrealized gain (loss)	(103,710)	(22,322,203)	(71,317,807)	(6,691,287)

Increase (decrease) in net assets from operations	$3,700,019	($19,851,911)	($68,177,158)	$16,678,071

1	Net of India foreign taxes of $1,031.
2	Net of $9,517 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	American Blue Chip Income and Growth Trust	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust
Dividends	$5,241,338	$2,828,697	$1,532,130	$10,682,025
Total investment income	5,241,338	2,828,697	1,532,130	10,682,025

Expenses
Series I distribution and service fees (Note 5)	218,210	5,408	1,488	631,636
Series II distribution and service fees (Note 5)	565,146	1,359,971	492,321	7,906,691
Series III distribution and service fees (Note 5)	399,296	8,646	83,180	239,156
Accounting and legal services fees (Note 5)	36,885	25,160	13,428	170,455
Professional fees	22,934	24,083	23,576	28,534
Printing and postage	5,650	3,530	2,412	18,094
Custodian fees	12,023	12,023	12,023	12,023
Trustees’ fees (Note 5)	4,897	3,356	1,791	22,650
Registration and filing fees	6,451	7,328	7,531	6,292
Other	2,005	2,170	1,441	11,432
Total expenses before reductions and amounts recaptured	1,273,497	1,451,675	639,191	9,046,963
Net expense reductions and amounts recaptured (Note 5)	(8,247)	(5,615)	(3,000)	(38,004)
Total expenses	1,265,250	1,446,060	636,191	9,008,959
Net investment income (loss)	3,976,088	1,382,637	895,939	1,673,066

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(12,638,053)	(7,741,271)	1,221,380	(20,827,452)
	(12,638,053)	(7,741,271)	1,221,380	(20,827,452)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	4,340,775	(9,580,303)	(21,482,893)	(29,763,642)
	4,340,775	(9,580,303)	(21,482,893)	(29,763,642)
Net realized and unrealized gain (loss)	(8,297,278)	(17,321,574)	(20,261,513)	(50,591,094)

Increase (decrease) in net assets from operations	($4,321,190)	($15,938,937)	($19,365,574)	($48,918,028)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	American Growth-Income Trust	American High-Income Bond Trust	American International Trust	American New World Trust
Dividends	$20,402,266	$7,801,826	$16,059,039	$1,731,376
Interest	21,781	—	—	—
Total investment income	20,424,047	7,801,826	16,059,039	1,731,376

Expenses
Series I distribution and service fees (Note 5)	1,321,360	4,924	627,374	49,007
Series II distribution and service fees (Note 5)	6,462,886	440,529	4,918,713	605,384
Series III distribution and service fees (Note 5)	196,456	106,545	99,788	6,898
Accounting and legal services fees (Note 5)	157,505	13,904	108,260	12,392
Professional fees	27,840	21,859	25,854	21,786
Printing and postage	15,317	2,783	11,656	1,909
Custodian fees	12,023	12,023	12,023	12,023
Trustees’ fees (Note 5)	20,966	1,844	14,518	1,661
Registration and filing fees	6,282	7,375	6,343	6,350
Other	10,735	1,361	7,418	1,313
Total expenses before reductions and amounts recaptured	8,231,370	613,147	5,831,947	718,723
Net expense reductions and amounts recaptured (Note 5)	(35,128)	(3,104)	(24,214)	(2,772)
Total expenses	8,196,242	610,043	5,807,733	715,951
Net investment income (loss)	12,227,805	7,191,783	10,251,306	1,015,425

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(26,934,174)	1,460,358	(17,781,244)	1,968,702
	(26,934,174)	1,460,358	(17,781,244)	1,968,702

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(6,225,059)	(7,016,479)	(101,592,474)	(16,429,643)
	(6,225,059)	(7,016,479)	(101,592,474)	(16,429,643)
Net realized and unrealized gain (loss)	(33,159,233)	(5,556,121)	(119,373,718)	(14,460,941)

Increase (decrease) in net assets from operations	($20,931,428)	$1,635,662	($109,122,412)	($13,445,516)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Balanced Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Dividends	$1,707,025	$16,293,880	$9,120,529	$5,168,862
Interest	1,138,748	430,825	537	3,130,071
Securities lending	26,729	224,638	189,482	54,045
Less foreign taxes withheld	(49,772)	(14,630)	(108,600)	(49,366)
Total investment income	2,822,730	16,934,713	9,201,948	8,303,612

Expenses
Investment management fees (Note 5)	1,004,343	13,971,480	7,726,467	2,813,994
Series I distribution and service fees (Note 5)	410	154,129	101,893	442
Series II distribution and service fees (Note 5)	—	333,629	201,077	806,290
Accounting and legal services fees (Note 5)	16,304	243,165	149,636	45,191
Professional fees	92,107	48,533	44,441	42,702
Printing and postage	4,493	56,148	30,483	8,108
Custodian fees	41,721	86,668	89,895	55,165
Trustees’ fees (Note 5)	2,145	32,270	19,596	5,990
Registration and filing fees	5,390	6,229	6,509	5,483
Other	6,311	25,787	25,068	9,930
Total expenses before reductions and amounts recaptured	1,173,224	14,958,038	8,395,065	3,793,295
Net expense reductions and amounts recaptured (Note 5)	(45,702)	(588,193)	(33,429)	(129,055)
Total expenses	1,127,522	14,369,845	8,361,636	3,664,240
Net investment income (loss)	1,695,208	2,564,868	840,312	4,639,372

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,444,097	119,832,283	90,711,184	32,624,413
Investments in affiliated issuers	194	(15,167)	(12,394)	(976)
Capital gain distributions received from affiliated underlying funds	324	1,688	2,125	513
Written options	—	—	—	(437,507)
Foreign currency transactions	(1,732)	3,770	(67,829)	7,455
	2,442,883	119,822,574	90,633,086	32,193,898

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(3,715,502)	(86,997,390)	(82,480,140)	(28,066,396)
Investments in affiliated issuers	870	14,269	15,691	1,071
Written options	—	—	—	626,204
Translation of assets and liabilities in foreign currencies	(2,189)	(686)	—	(280)
	(3,716,821)	(86,983,807)	(82,464,449)	(27,439,401)
Net realized and unrealized gain (loss)	(1,273,938)	32,838,767	8,168,637	4,754,497

Increase (decrease) in net assets from operations	$421,270	$35,403,635	$9,008,949	$9,393,869

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Core Allocation Trust	Core Allocation Plus Trust	Core Disciplined Diversification Trust	Core Fundamental Holdings Trust
Dividends	—	$2,804,927	—	$3,129,287
Income distributions received from affiliated underlying funds	$2,101,290	—	$4,550,137	2,808,898
Interest	—	2,821,220	—	—
Securities lending	—	107,887	—	—
Less foreign taxes withheld	—	(58,636)	—	—
Total investment income	2,101,290	5,675,398	4,550,137	5,938,185

Expenses
Investment management fees (Note 5)	55,304	2,322,095	92,455	137,562
Series I distribution and service fees (Note 5)	5,838	13,181	—	93
Series II distribution and service fees (Note 5)	247,208	387,034	462,209	1,392,802
Series III distribution and service fees (Note 5)	—	—	—	32,791
Accounting and legal services fees (Note 5)	15,100	34,549	25,245	37,472
Professional fees	87,142	49,198	87,824	46,309
Printing and postage	49,244	7,338	59,390	9,125
Custodian fees	12,023	87,364	12,023	12,023
Trustees’ fees (Note 5)	1,996	4,572	3,334	4,950
Registration and filing fees	7,010	6,107	6,505	8,031
Other	4,073	8,539	3,963	5,037
Total expenses before reductions and amounts recaptured	484,938	2,919,977	752,948	1,686,195
Net expense reductions and amounts recaptured (Note 5)	(99,162)	(7,732)	(68,846)	14,615
Total expenses	385,776	2,912,245	684,102	1,700,810
Net investment income (loss)	1,715,514	2,763,153	3,866,035	4,237,375

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	13,089,911	—	1,030,408
Investments in affiliated issuers	711,392	(2,860)	2,457,584	1,208,946
Capital gain distributions received from unaffiliated underlying funds	—	—	—	1,618,979
Capital gain distributions received from affiliated underlying funds	3,998,049	708	910,598	281,529
Futures contracts	—	(2,325,483)	—	—
Swap contracts	—	113,460	—	—
Foreign currency transactions	—	(187,206)	—	—
	4,709,441	10,688,530	3,368,182	4,139,862

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	(19,446,256)	—	(5,304,467)
Investments in affiliated issuers	(9,530,479)	2,358	(12,516,619)	(2,232,930)
Futures contracts	—	(566,817)	—	—
Swap contracts	—	(11,631)	—	—
Translation of assets and liabilities in foreign currencies	—	(17,820)	—	—
	(9,530,479)	(20,040,166)	(12,516,619)	(7,537,397)
Net realized and unrealized gain (loss)	(4,821,038)	(9,351,636)	(9,148,437)	(3,397,535)

Increase (decrease) in net assets from operations	($3,105,524)	($6,588,483)	($5,282,402)	$839,840

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Dividends	$3,627,851	$6,046,173	$27,316,029	$55,392,355
Income distributions received from affiliated underlying funds	3,560,552	—	—	—
Interest	—	3,074,823	7,470	158,052
Securities lending	—	127,122	250,782	581,580
Less foreign taxes withheld	—	(286,248)	(3,024,637)	(431,739)
Total investment income	7,188,403	8,961,870	24,549,644	55,700,248

Expenses
Investment management fees (Note 5)	159,934	2,573,652	9,734,600	15,793,630
Series I distribution and service fees (Note 5)	556	112	4,412	168,627
Series II distribution and service fees (Note 5)	1,661,386	568,684	—	458,378
Series III distribution and service fees (Note 5)	26,459	—	—	—
Accounting and legal services fees (Note 5)	43,517	48,073	138,685	269,992
Professional fees	47,005	43,788	51,163	106,129
Printing and postage	10,883	10,602	23,817	58,364
Custodian fees	12,023	358,013	1,029,362	139,590
Trustees’ fees (Note 5)	5,774	6,385	18,460	36,588
Registration and filing fees	8,070	5,882	5,104	5,321
Other	5,298	9,678	34,291	28,800
Total expenses before reductions and amounts recaptured	1,980,905	3,624,869	11,039,894	17,065,419
Net expense reductions and amounts recaptured (Note 5)	27,364	(10,754)	(31,062)	(666,189)
Total expenses	2,008,269	3,614,115	11,008,832	16,399,230
Net investment income (loss)	5,180,134	5,347,755	13,540,812	39,301,018

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,002,621	4,591,848 [1]	76,082,066 [3]	63,090,604
Investments in affiliated issuers	1,667,450	(4,089)	(8,956)	(38,751)
Capital gain distributions received from unaffiliated underlying funds	1,661,898	—	—	—
Capital gain distributions received from affiliated underlying funds	648,797	807	2,915	5,729
Foreign currency transactions	—	(52,516)	(408,096)	47,452
	4,980,766	4,536,050	75,667,929	63,105,034

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(14,396,038)	(17,913,178)[2]	(393,936,126)[4]	(126,585,558)
Investments in affiliated issuers	(9,533,497)	2,451	8,852	37,132
Translation of assets and liabilities in foreign currencies	—	(16,608)	(98,550)	(3,269)
	(23,929,535)	(17,927,335)	(394,025,824)	(126,551,695)
Net realized and unrealized gain (loss)	(18,948,769)	(13,391,285)	(318,357,895)	(63,446,661)

Increase (decrease) in net assets from operations	($13,768,635)	($8,043,530)	($304,817,083)	($24,145,643)

1	Net of India foreign taxes of $164.
2	Net of $7,312 decrease in deferred India foreign withholding taxes.
3	Net of India foreign taxes of $20,265.
4	Net of $363,465 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)	Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)
Dividends	$2,861,331	—	$23,189,460	$23,702,461
Income distributions received from affiliated underlying funds	—	$38,623,760	—	347,712
Interest	2,752	—	161,364	—
Securities lending	109,340	—	—	—
Less foreign taxes withheld	(38,222)	—	(397,294)	—
Total investment income	2,935,201	38,623,760	22,953,530	24,050,173

Expenses
Investment management fees (Note 5)	1,299,245	578,023	8,913,747	482,861
Series I distribution and service fees (Note 5)	55,428	22,916	66,615	15,872
Series II distribution and service fees (Note 5)	69,761	3,163,913	165,105	8,046,609
Series III distribution and service fees (Note 5)	—	—	—	155,451
Accounting and legal services fees (Note 5)	21,569	179,135	179,307	154,711
Professional fees	36,637	43,655	34,374	28,642
Printing and postage	6,145	31,078	69,507	18,956
Custodian fees	37,533	12,023	164,603	12,023
Trustees’ fees (Note 5)	2,901	23,872	23,877	20,522
Registration and filing fees	5,621	6,133	6,514	5,771
Other	6,509	15,825	21,743	13,914
Total expenses before reductions and amounts recaptured	1,541,349	4,076,573	9,645,392	8,955,332
Net expense reductions and amounts recaptured (Note 5)	(4,809)	—	(40,017)	(7,438)
Total expenses	1,536,540	4,076,573	9,605,375	8,947,894
Net investment income (loss)	1,398,661	34,547,187	13,348,155	15,102,279

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	8,296,697	—	259,183,378	(8,365,627)
Investments in affiliated issuers	(1,281)	(35,710,634)	—	—
Capital gain distributions received from affiliated underlying funds	630	—	—	—
Foreign currency transactions	(14,842)	—	644	—
	8,281,204	(35,710,634)	259,184,022	(8,365,627)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(24,345,522)	—	(297,839,784)	(19,186,771)
Investments in affiliated issuers	2,119	(16,104,542)	—	(197,144)
Translation of assets and liabilities in foreign currencies	(1,219)	—	(2,074)	—
	(24,344,622)	(16,104,542)	(297,841,858)	(19,383,915)
Net realized and unrealized gain (loss)	(16,063,418)	(51,815,176)	(38,657,836)	(27,749,542)

Increase (decrease) in net assets from operations	($14,664,757)	($17,267,989)	($25,309,681)	($12,647,263)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Fundamental Large Cap Value Trust (formerly Optimized Value Trust)	Fundamental Value Trust	Global Trust	Global Diversification Trust (formerly American Global Diversification Trust)
Dividends	$6,130,797	$29,466,242	$20,540,041	$20,141,880
Income distributions received from affiliated underlying funds	—	—	—	171,261
Interest	32,276	393,339	7,517	—
Securities lending	—	464,512	655,934	—
Less foreign taxes withheld	(58,611)	(476,618)	(1,307,471)	—
Total investment income	6,104,462	29,847,475	19,896,021	20,313,141

Expenses
Investment management fees (Note 5)	1,776,228	12,629,856	5,248,889	354,746
Series I distribution and service fees (Note 5)	3,347	193,452	84,780	52,048
Series II distribution and service fees (Note 5)	33,511	768,039	80,767	6,203,552
Series III distribution and service fees (Note 5)	—	—	—	242
Accounting and legal services fees (Note 5)	35,401	226,407	87,721	113,490
Professional fees	36,713	44,447	41,490	26,905
Printing and postage	11,081	37,989	33,582	13,677
Custodian fees	15,221	397,238	458,322	12,023
Trustees’ fees (Note 5)	4,664	30,114	11,712	15,103
Registration and filing fees	5,672	5,619	5,880	5,497
Other	7,908	24,429	13,146	11,372
Total expenses before reductions and amounts recaptured	1,929,746	14,357,590	6,066,289	6,808,655
Net expense reductions and amounts recaptured (Note 5)	(7,924)	(50,467)	(146,404)	(4,093)
Total expenses	1,921,822	14,307,123	5,919,885	6,804,562
Net investment income (loss)	4,182,640	15,540,352	13,976,136	13,508,579

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	29,463,631	41,792,670	49,024,144	(2,476,361)
Investments in affiliated issuers	—	(8,019)	(9,331)	—
Capital gain distributions received from affiliated underlying funds	—	3,534	1,459	—
Foreign currency transactions	(3,745)	(33,985)	(182,035)	—
	29,459,886	41,754,200	48,834,237	(2,476,361)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(28,132,872)	(115,535,809)	(96,115,046)	(64,582,513)
Investments in affiliated issuers	—	7,682	1,490	(97,101)
Translation of assets and liabilities in foreign currencies	(398)	(22,073)	(54,051)	—
	(28,133,270)	(115,550,200)	(96,167,607)	(64,679,614)
Net realized and unrealized gain (loss)	1,326,616	(73,796,000)	(47,333,370)	(67,155,975)

Increase (decrease) in net assets from operations	$5,509,256	($58,255,648)	($33,357,234)	($53,647,396)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Dividends	$3,738,245	$774,791	$850,146	$30,108,274
Interest	487	61,205	6,974	2,773
Securities lending	81,860	—	70,575	1,288,968
Less foreign taxes withheld	(28,498)	(25,440)	(537)	(2,596,363)
Total investment income	3,792,094	810,556	927,158	28,803,652

Expenses
Investment management fees (Note 5)	3,420,276	1,597,713	1,173,565	6,767,381
Series I distribution and service fees (Note 5)	—	29,931	—	27,879
Series II distribution and service fees (Note 5)	—	149,801	—	67,229
Accounting and legal services fees (Note 5)	61,809	20,730	18,653	103,545
Professional fees	38,669	40,957	36,895	58,539
Printing and postage	9,541	5,484	4,240	13,681
Custodian fees	60,463	46,194	25,570	825,956
Trustees’ fees (Note 5)	8,213	2,715	2,479	13,958
Registration and filing fees	4,840	5,421	4,894	6,497
Other	11,027	6,528	6,686	15,728
Total expenses before reductions and amounts recaptured	3,614,838	1,905,474	1,272,982	7,900,393
Net expense reductions and amounts recaptured (Note 5)	(13,863)	(86,966)	(4,195)	(23,090)
Total expenses	3,600,975	1,818,508	1,268,787	7,877,303
Net investment income (loss)	191,119	(1,007,952)	(341,629)	20,926,349

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	40,579,177	11,088,157	10,245,470	19,237,789
Investments in affiliated issuers	3,716	—	(2,637)	(120)
Capital gain distributions received from affiliated underlying funds	1,011	—	727	1,708
Futures contracts	—	—	—	(2,538,935)
Written options	—	919,435	—	—
Foreign currency transactions	—	1,576	54,588	(2,403,851)
	40,583,904	12,009,168	10,298,148	14,296,591

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(56,085,817)	3,573,468 [1]	(17,344,004)	(87,689,465)
Investments in affiliated issuers	1,602	—	1,825	1,040
Futures contracts	—	—	—	113,937
Written options	—	(1,041,166)	—	—
Translation of assets and liabilities in foreign currencies	—	(4,096)	19,105	739,533
	(56,084,215)	2,528,206	(17,323,074)	(86,834,955)
Net realized and unrealized gain (loss)	(15,500,311)	14,537,374	(7,024,926)	(72,538,364)

Increase (decrease) in net assets from operations	($15,309,192)	$13,529,422	($7,366,555)	($51,612,015)

1	Net of $13,024 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	International Growth Stock Trust	International Opportunities Trust	International Small Company Trust	International Value Trust
Dividends	$5,172,139	$8,126,119	$3,468,430	$39,556,294
Interest	21,575	—	5,095	104,240
Securities lending	—	—	126,543	1,678,902
Less foreign taxes withheld	(343,961)	(747,530)	(255,722)	(3,938,615)
Total investment income	4,849,753	7,378,589	3,344,346	37,400,821

Expenses
Investment management fees (Note 5)	1,560,715	4,038,962	1,142,640	8,272,123
Series I distribution and service fees (Note 5)	—	1,873	26,461	72,462
Series II distribution and service fees (Note 5)	—	79,932	79,581	309,786
Accounting and legal services fees (Note 5)	25,434	62,060	16,314	140,175
Professional fees	37,612	44,146	39,404	49,080
Printing and postage	3,178	8,758	—	37,016
Custodian fees	202,129	217,744	124,367	1,019,611
Trustees’ fees (Note 5)	3,489	8,221	1,944	18,281
Registration and filing fees	5,657	5,535	5,539	6,998
Other	3,026	11,591	4,857	19,503
Total expenses before reductions and amounts recaptured	1,841,240	4,478,822	1,441,107	9,945,035
Net expense reductions and amounts recaptured (Note 5)	(5,803)	(13,824)	(143,592)	(434,088)
Total expenses	1,835,437	4,464,998	1,297,515	9,510,947
Net investment income (loss)	3,014,316	2,913,591	2,046,831	27,889,874

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	22,940	27,604,176	(4,929,936)	33,599,072
Investments in affiliated issuers	—	—	(414)	254
Capital gain distributions received from unaffiliated underlying funds	88	—	—	—
Capital gain distributions received from affiliated underlying funds	—	—	114	2,110
Foreign currency transactions	(93,024)	(3,860,558)	(16,344)	(32,638)
	(69,996)	23,743,618	(4,946,580)	33,568,798

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(20,315,839)	(101,268,707)	(16,999,983)	(197,288,523)
Investments in affiliated issuers	—	—	677	3,069
Translation of assets and liabilities in foreign currencies	(10,964)	(75,704)	(8,084)	(132,987)
	(20,326,803)	(101,344,411)	(17,007,390)	(197,418,441)
Net realized and unrealized gain (loss)	(20,396,799)	(77,600,793)	(21,953,970)	(163,849,643)

Increase (decrease) in net assets from operations	($17,382,483)	($74,687,202)	($19,907,139)	($135,959,769)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Large Cap Trust	Lifestyle Balanced PS Series[1]	Lifestyle Conservative PS Series[1]	Lifestyle Growth PS Series[1]
Dividends	$3,005,983	—	—	—
Income distributions received from affiliated underlying funds	—	$536,903	$276,192	$615,844
Interest	188	—	—	—
Securities lending	37,106	—	—	—
Less foreign taxes withheld	(2,461)	—	—	—
Total investment income	3,040,816	536,903	276,192	615,844

Expenses
Investment management fees (Note 5)	1,256,525	7,607	3,497	10,750
Series I distribution and service fees (Note 5)	71,796	—	—	—
Series II distribution and service fees (Note 5)	25,261	38,038	17,486	53,752
Accounting and legal services fees (Note 5)	22,552	2,137	985	3,026
Professional fees	86,221	39,109	38,751	38,984
Printing and postage	144,767	852	379	1,212
Custodian fees	14,423	8,086	8,086	8,086
Trustees’ fees (Note 5)	3,004	282	141	383
Registration and filing fees	5,109	7,492	7,492	7,492
Other	6,619	931	869	976
Total expenses before reductions and amounts recaptured	1,636,277	104,534	77,686	124,661
Net expense reductions and amounts recaptured (Note 5)	(5,026)	(43,674)	(49,709)	(38,658)
Total expenses	1,631,251	60,860	27,977	86,003
Net investment income (loss)	1,409,565	476,043	248,215	529,841

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	15,460,497	—	—	—
Investments in affiliated issuers	1,290	3,898	(5,390)	(54,939)
Capital gain distributions received from affiliated underlying funds	466	344,077	150,565	419,028
	15,462,253	347,975	145,175	364,089

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(20,864,655)	—	—	—
Investments in affiliated issuers	1,330	(59,020)	(112,978)	(88,000)
	(20,863,325)	(59,020)	(112,978)	(88,000)
Net realized and unrealized gain (loss)	(5,401,072)	288,955	32,197	276,089

Increase (decrease) in net assets from operations	($3,991,507)	$764,998	$280,412	$805,930

1	Period from 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Lifestyle Moderate PS Series[1]	Mid Cap Stock Trust	Mid Cap Value Equity Trust	Mid Value Trust
Dividends	—	$3,738,913	$2,244,566	$13,827,422
Income distributions received from affiliated underlying funds	$290,852	—	—	—
Interest	—	187,720	34,314	412,199
Securities lending	—	831,616	69,219	1,072,069
Less foreign taxes withheld	—	(92,569)	(15,438)	(56,291)
Total investment income	290,852	4,665,680	2,332,661	15,255,399

Expenses
Investment management fees (Note 5)	4,220	6,694,493	1,191,935	7,438,248
Series I distribution and service fees (Note 5)	—	105,492	—	148,547
Series II distribution and service fees (Note 5)	21,101	328,319	—	240,438
Accounting and legal services fees (Note 5)	1,189	108,991	18,489	106,033
Professional fees	38,896	34,863	34,907	44,044
Printing and postage	475	22,524	3,327	22,363
Custodian fees	8,086	180,612	22,935	106,886
Trustees’ fees (Note 5)	165	14,555	2,469	14,076
Registration and filing fees	7,492	6,085	4,894	5,985
Other	881	14,126	6,327	14,298
Total expenses before reductions and amounts recaptured	82,505	7,510,060	1,285,283	8,140,918
Net expense reductions and amounts recaptured (Note 5)	(48,744)	(24,289)	(4,151)	(377,924)
Total expenses	33,761	7,485,771	1,281,132	7,762,994
Net investment income (loss)	257,091	(2,820,091)	1,051,529	7,492,405

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	105,642,839	19,110,406	120,860,879
Investments in affiliated issuers	(385)	(24,839)	(3,499)	(40,426)
Capital gain distributions received from affiliated underlying funds	162,047	6,321	699	6,409
Foreign currency transactions	—	(337,894)	109	(2,292)
	161,662	105,286,427	19,107,715	120,824,570

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	(166,482,920)	(30,071,901)	(163,603,879)
Investments in affiliated issuers	25,304	38,890	2,958	45,409
Translation of assets and liabilities in foreign currencies	—	9,240	—	(881)
	25,304	(166,434,790)	(30,068,943)	(163,559,351)
Net realized and unrealized gain (loss)	186,966	(61,148,363)	(10,961,228)	(42,734,781)

Increase (decrease) in net assets from operations	$444,057	($63,968,454)	($9,909,699)	($35,242,376)

1	Period from 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Mutual Shares Trust	Natural Resources Trust	Real Estate Securities Trust	Science & Technology Trust
Dividends	$16,035,564	$5,025,925	$7,687,267	$3,103,750
Interest	2,659,509	5,978	213	11,964
Securities lending	306,070	228,264	203,833	432,847
Less foreign taxes withheld	(528,784)	(399,058)	(2,175)	(56,856)
Total investment income	18,472,359	4,861,109	7,889,138	3,491,705

Expenses
Investment management fees (Note 5)	6,079,860	2,641,782	2,802,159	4,462,531
Series I distribution and service fees (Note 5)	91,905	8,516	51,748	178,987
Series II distribution and service fees (Note 5)	—	421,101	200,087	136,245
Accounting and legal services fees (Note 5)	86,065	35,918	54,412	57,705
Professional fees	54,950	34,184	45,318	37,137
Printing and postage	18,541	6,509	12,708	15,380
Custodian fees	250,663	89,867	32,237	102,901
Trustees’ fees (Note 5)	11,434	4,844	7,232	7,755
Registration and filing fees	5,403	5,196	6,467	5,220
Other	13,505	8,297	9,613	10,361
Total expenses before reductions and amounts recaptured	6,612,326	3,256,214	3,221,981	5,014,222
Net expense reductions and amounts recaptured (Note 5)	(19,241)	(7,991)	(12,202)	(129,385)
Total expenses	6,593,085	3,248,223	3,209,779	4,884,837
Net investment income (loss)	11,879,274	1,612,886	4,679,359	(1,393,132)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	12,100,939	10,914,594	58,187,942	75,358,000
Investments in affiliated issuers	(1,954)	(4,995)	(8,778)	(146)
Capital gain distributions received from affiliated underlying funds	544	1,725	2,391	1,131
Written options	22,195	—	—	—
Foreign currency transactions	(8,948,170)	(11,465)	(10,238)	183,901
	3,173,554	10,899,859	58,171,317	75,542,886

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(25,687,683)	(67,983,607)[1]	(28,236,477)	(103,876,951)
Investments in affiliated issuers	2,790	3,323	9,765	3,547
Written options	(11,130)	—	—	—
Translation of assets and liabilities in foreign currencies	6,148,001	400	10,590	(262,827)
	(19,548,022)	(67,979,884)	(28,216,122)	(104,136,231)
Net realized and unrealized gain (loss)	(16,374,468)	(57,080,025)	29,955,195	(28,593,345)

Increase (decrease) in net assets from operations	($4,495,194)	($55,467,139)	$34,634,554	($29,986,477)

1	Net of $10,198 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Small Cap Growth Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Dividends	$1,594,278	$1,619,874	$9,457,111	$646,099
Interest	176,465	4,105	22,522	3,506
Securities lending	492,762	89,139	296,502	49,947
Less foreign taxes withheld	(15,633)	(369)	—	—
Total investment income	2,247,872	1,712,749	9,776,135	699,552

Expenses
Investment management fees (Note 5)	4,516,234	1,716,456	6,137,372	1,064,058
Series I distribution and service fees (Note 5)	46,360	19,570	114,332	—
Series II distribution and service fees (Note 5)	102,374	95,261	118,038	—
Accounting and legal services fees (Note 5)	58,074	23,305	79,777	14,384
Professional fees	32,014	32,447	38,026	34,051
Printing and postage	12,209	—	16,874	2,414
Custodian fees	82,685	10,165	78,431	19,325
Trustees’ fees (Note 5)	7,742	3,106	10,578	1,918
Registration and filing fees	5,936	5,246	6,354	4,899
Other	9,984	7,249	11,355	6,129
Total expenses before reductions and amounts recaptured	4,873,612	1,912,805	6,611,137	1,147,178
Net expense reductions and amounts recaptured (Note 5)	(12,986)	(151,340)	(17,829)	(3,230)
Total expenses	4,860,626	1,761,465	6,593,308	1,143,948
Net investment income (loss)	(2,612,754)	(48,716)	3,182,827	(444,396)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	52,196,610	20,522,923	36,184,000	10,530,970
Investments in affiliated issuers	(16,833)	(4,328)	(29,084)	(5,258)
Capital gain distributions received from affiliated underlying funds	3,463	831	4,392	760
Foreign currency transactions	(185,754)	(95)	—	23
	51,997,486	20,519,331	36,159,308	10,526,495

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(77,570,534)	(24,371,274)	(31,153,535)	(10,172,349)
Investments in affiliated issuers	18,073	4,990	31,951	6,599
Translation of assets and liabilities in foreign currencies	24,558	—	—	—
	(77,527,903)	(24,366,284)	(31,121,584)	(10,165,750)
Net realized and unrealized gain (loss)	(25,530,417)	(3,846,953)	5,037,724	360,745

Increase (decrease) in net assets from operations	($28,143,171)	($3,895,669)	$8,220,551	($83,651)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Small Company Value Trust	Smaller Company Growth Trust	U.S. Equity Trust (formerly U.S. Multi Sector Trust)	Utilities Trust
Dividends	$5,377,839	$885,444	$18,573,376	$9,181,535
Interest	61,667	18,402	44,046	140,320
Securities lending	309,787	238,590	244,031	159,950
Less foreign taxes withheld	(6,544)	(6,567)	(8,406)	(484,541)
Total investment income	5,742,749	1,135,869	18,853,047	8,997,264

Expenses
Investment management fees (Note 5)	4,063,618	2,505,715	6,089,419	1,565,879
Series I distribution and service fees (Note 5)	47,595	45,570	—	61,948
Series II distribution and service fees (Note 5)	215,153	59,228	—	77,545
Accounting and legal services fees (Note 5)	53,542	31,965	108,909	25,851
Professional fees	35,777	56,841	38,816	35,547
Printing and postage	9,722	6,534	18,137	6,690
Custodian fees	58,004	30,001	94,132	95,325
Trustees’ fees (Note 5)	7,108	4,251	14,468	3,407
Registration and filing fees	5,170	5,241	4,881	5,107
Other	9,218	8,003	17,989	6,763
Total expenses before reductions and amounts recaptured	4,504,907	2,753,349	6,386,751	1,884,062
Net expense reductions and amounts recaptured (Note 5)	(218,507)	(295,343)	(24,435)	(5,807)
Total expenses	4,286,400	2,458,006	6,362,316	1,878,255
Net investment income (loss)	1,456,349	(1,322,137)	12,490,731	7,119,009

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	14,799,630	22,872,449	46,782,603	11,028,238
Investments in affiliated issuers	(28,498)	(9,235)	(4,149)	(5,629)
Capital gain distributions received from affiliated underlying funds	4,073	1,543	1,088	818
Futures contracts	—	24,187	—	—
Foreign currency transactions	103	91	—	761,452
	14,775,308	22,889,035	46,779,542	11,784,879

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(17,701,395)	(36,722,226)	2,859,921	(8,163,368)
Investments in affiliated issuers	29,271	9,508	5,773	4,530
Futures contracts	—	(26,179)	—	—
Translation of assets and liabilities in foreign currencies	—	(5)	—	692,304
	(17,672,124)	(36,738,902)	2,865,694	(7,466,534)
Net realized and unrealized gain (loss)	(2,896,816)	(13,849,867)	49,645,236	4,318,345

Increase (decrease) in net assets from operations	($1,440,467)	($15,172,004)	$62,135,967	$11,437,354

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Value Trust	Value & Restructuring Trust
Dividends	$4,693,496	$6,345,700
Interest	27,065	41,087
Securities lending	—	106,063
Less foreign taxes withheld	—	(65,315)
Total investment income	4,720,561	6,427,535

Expenses
Investment management fees (Note 5)	1,973,374	2,461,127
Series I distribution and service fees (Note 5)	106,282	—
Series II distribution and service fees (Note 5)	84,192	—
Accounting and legal services fees (Note 5)	36,388	40,261
Professional fees	36,273	38,707
Printing and postage	9,030	7,249
Custodian fees	24,787	29,775
Trustees’ fees (Note 5)	4,860	5,575
Registration and filing fees	6,258	5,529
Other	7,949	11,899
Total expenses before reductions and amounts recaptured	2,289,393	2,600,122
Net expense reductions and amounts recaptured (Note 5)	(8,125)	(8,990)
Total expenses	2,281,268	2,591,132
Net investment income (loss)	2,439,293	3,836,403

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	22,625,533	38,508,393
Investments in affiliated issuers	—	4,056
Capital gain distributions received from unaffiliated underlying funds	145	—
Capital gain distributions received from affiliated underlying funds	—	704
Written options	—	76,848
Foreign currency transactions	—	(104)
	22,625,678	38,589,897

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(22,242,079)	(62,452,471)
Investments in affiliated issuers	—	155
Written options	—	100,745
Translation of assets and liabilities in foreign currencies	—	(559)
	(22,242,079)	(62,352,130)
Net realized and unrealized gain (loss)	383,599	(23,762,233)

Increase (decrease) in net assets from operations	$2,822,892	($19,925,830)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	All Cap Core Trust		All Cap Value Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/2010
From operations
Net investment income (loss)	$3,803,729	$3,838,350	$2,470,292	$1,533,725	$3,140,649	$1,634,650
Net realized gain (loss)	15,735,422	44,790,277	22,210,359	14,017,304	54,965,633	127,421,073
Change in net unrealized appreciation (depreciation)	(15,839,132)	(3,389,244)	(44,532,562)	45,891,903	(126,283,440)	22,810,566
Increase (decrease) in net assets resulting from operations	3,700,019	45,239,383	(19,851,911)	61,442,932	(68,177,158)	151,866,289
Distributions to shareholders
From net investment income
Series I	(765,940)	(833,811)	(112,907)	(126,574)	(636)	(829)
Series II	(67,042)	(69,359)	(43,946)	(48,394)	—	—
Series NAV	(3,041,043)	(2,964,654)	(1,589,461)	(1,061,282)	(2,132,459)	(3,862,847)
From net realized gain
Series I	—	—	—	—	(37,082)	(22,019)
Series NAV	—	—	—	—	(130,523,708)	(91,258,415)
Total distributions	(3,874,025)	(3,867,824)	(1,746,314)	(1,236,250)	(132,693,885)	(95,144,110)
From Portfolio share transactions (Note 6)	(27,691,747)	(25,251,657)	102,155,949	211,682,108	151,653,498	243,453,145
Total increase (decrease)	(27,865,753)	16,119,902	80,557,724	271,888,790	(49,217,545)	300,175,324

Net assets
Beginning of year	377,873,882	361,753,980	361,697,742	89,808,952	924,680,277	624,504,953
End of year	$350,008,129	$377,873,882	$442,255,466	$361,697,742	$875,462,732	$924,680,277

Undistributed net investment income (loss)	$728,483	$952,390	$1,109,611	$384,385	$964,223	($554,709)

	American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Global Growth Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$23,369,358	$25,245,615	$3,976,088	$3,810,976	$1,382,637	$1,765,899
Net realized gain (loss)	(31,746,157)	(42,719,497)	(12,638,053)	(5,328,212)	(7,741,271)	(7,961,035)
Change in net unrealized appreciation (depreciation)	25,054,870	211,934,237	4,340,775	31,278,696	(9,580,303)	27,060,867
Increase (decrease) in net assets resulting from operations	16,678,071	194,460,355	(4,321,190)	29,761,460	(15,938,937)	20,865,731
Distributions to shareholders
From net investment income
Series I	(2,883,770)	(3,265,043)	(224,851)	(537,613)	(16,541)	(3,412)
Series II	(17,733,694)	(19,515,706)	(830,620)	(902,767)	(1,320,640)	(1,759,775)
Series III	(2,753,547)	(2,792,653)	(2,921,200)	(2,390,787)	(46,800)	(43,346)
From net realized gain
Series I	—	(77,649)	—	—	—	—
Series II	—	(503,080)	—	—	—	—
Series III	—	(52,532)	—	—	—	—
Total distributions	(23,371,011)	(26,206,663)	(3,976,671)	(3,831,167)	(1,383,981)	(1,806,533)
From Portfolio share transactions (Note 6)	(175,257,703)	(117,345,662)	(16,609,169)	31,341,598	(22,731,733)	(14,695,134)
Total increase (decrease)	(181,950,643)	50,908,030	(24,907,030)	57,271,891	(40,054,651)	4,364,064

Net assets
Beginning of year	1,788,696,289	1,737,788,259	274,408,689	217,136,798	202,727,896	198,363,832
End of year	$1,606,745,646	$1,788,696,289	$249,501,659	$274,408,689	$162,673,245	$202,727,896

Undistributed net investment income (loss)	—	$1,277	—	—	—	$953

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	American Global Small Capitalization Trust		American Growth Trust		American Growth-Income Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$895,939	$1,311,646	$1,673,066	$2,712,551	$12,227,805	$11,953,972
Net realized gain (loss)	1,221,380	(10,642,169)	(20,827,452)	(19,324,270)	(26,934,174)	(30,318,871)
Change in net unrealized appreciation (depreciation)	(21,482,893)	30,206,722	(29,763,642)	235,331,536	(6,225,059)	150,559,223
Increase (decrease) in net assets resulting from operations	(19,365,574)	20,876,199	(48,918,028)	218,719,817	(20,931,428)	132,194,324
Distributions to shareholders
From net investment income
Series I	(3,540)	(921)	(231,543)	(332,471)	(2,419,390)	(2,524,019)
Series II	(448,173)	(804,878)	(833,531)	(2,078,031)	(8,627,280)	(8,704,616)
Series III	(444,668)	(505,811)	(609,163)	(571,234)	(1,227,239)	(1,110,111)
From net realized gain
Series II	—	(217,097)	—	—	—	—
Series III	—	(103,480)	—	—	—	—
Total distributions	(896,381)	(1,632,187)	(1,674,237)	(2,981,736)	(12,273,909)	(12,338,746)
From Portfolio share transactions (Note 6)	(6,317,878)	(11,123,870)	(162,605,732)	(182,433,113)	(163,876,029)	(140,778,296)
Total increase (decrease)	(26,579,833)	8,120,142	(213,197,997)	33,304,968	(197,081,366)	(20,922,718)

Net assets
Beginning of year	113,325,513	105,205,371	1,335,855,469	1,302,550,501	1,247,887,718	1,268,810,436
End of year	$86,745,680	$113,325,513	$1,122,657,472	$1,335,855,469	$1,050,806,352	$1,247,887,718

Undistributed net investment income (loss)	—	—	—	—	$3,022	$49,126

	American High-Income Bond Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12/31/11	Period ended 12/31/10[1]	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$7,191,783	$6,900,445	$10,251,306	$12,529,133	$1,015,425	$1,028,821
Net realized gain (loss)	1,460,358	(2,395,441)	(17,781,244)	(15,835,743)	1,968,702	(4,824,820)
Change in net unrealized appreciation (depreciation)	(7,016,479)	7,633,898	(101,592,474)	61,227,043	(16,429,643)	18,112,305
Increase (decrease) in net assets resulting from operations	1,635,662	12,138,902	(109,122,412)	57,920,433	(13,445,516)	14,316,306
Distributions to shareholders
From net investment income
Series I	(119,518)	(2,153)	(1,367,751)	(1,822,161)	(126,904)	(88,044)
Series II	(3,895,090)	(4,015,278)	(8,007,614)	(10,267,844)	(840,517)	(914,849)
Series III	(3,177,372)	(2,893,513)	(876,340)	(616,888)	(48,439)	(37,654)
Total distributions	(7,191,980)	(6,910,944)	(10,251,705)	(12,706,893)	(1,015,860)	(1,040,547)
From Portfolio share transactions (Note 6)	(2,030,205)	24,213,493	(49,188,052)	(40,446,395)	(14,304,453)	12,117,885
Total increase (decrease)	(7,586,523)	29,441,451	(168,562,169)	4,767,145	(28,765,829)	25,393,644

Net assets
Beginning of year	104,463,025	75,021,574	876,446,603	871,679,458	105,833,840	80,440,196
End of year	$96,876,502	$104,463,025	$707,884,434	$876,446,603	$77,068,011	$105,833,840

Undistributed net investment income (loss)	—	—	—	—	—	—

1	The inception date for Series I shares is 11-5-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Balanced Trust		Blue Chip Growth Trust		Capital Appreciation Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$1,695,208	$849,969	$2,564,868	$370,584	$840,312	$1,748,054
Net realized gain (loss)	2,442,883	710,502	119,822,574	84,030,771	90,633,086	46,530,133
Change in net unrealized appreciation (depreciation)	(3,716,821)	7,322,649	(86,983,807)	187,602,759	(82,464,449)	69,699,588
Increase (decrease) in net assets resulting from operations	421,270	8,883,120	35,403,635	272,004,114	9,008,949	117,977,775
Distributions to shareholders
From net investment income
Series I	(13,536)	(5,322)	(22,096)	(263,895)	(140,457)	(269,241)
Series II	—	—	—	(68,643)	(22,127)	(16,763)
Series NAV	(1,844,099)	(760,096)	(194,052)	(1,130,905)	(898,324)	(1,417,013)
From net realized gain
Series I	(4,338)	(6,896)	—	—	—	—
Series NAV	(641,740)	(895,907)	—	—	—	—
Total distributions	(2,503,713)	(1,668,221)	(216,148)	(1,463,443)	(1,060,908)	(1,703,017)
From Portfolio share transactions (Note 6)	38,109,594	57,011,121	(175,401,270)	(45,734,401)	(107,055,709)	7,452,354
Total increase (decrease)	36,027,151	64,226,020	(140,213,783)	224,806,270	(99,107,668)	123,727,112

Net assets
Beginning of year	97,054,085	32,828,065	1,825,597,237	1,600,790,967	1,121,760,777	998,033,665
End of year	$133,081,236	$97,054,085	$1,685,383,454	$1,825,597,237	$1,022,653,109	$1,121,760,777

Undistributed net investment income (loss)	$389,817	$224,457	$2,095,909	$359,535	$1,015,012	$696,445

	Capital Appreciation Value Trust		Core Allocation Trust		Core Allocation Plus Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10[1]	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$4,639,372	$3,810,585	$1,715,514	$1,048,264	$2,763,153	$2,862,454
Net realized gain (loss)	32,193,898	39,540,343	4,709,441	1,468,850	10,688,530	13,962,642
Change in net unrealized appreciation (depreciation)	(27,439,401)	(712,368)	(9,530,479)	4,329,081	(20,040,166)	5,288,653
Increase (decrease) in net assets resulting from operations	9,393,869	42,638,560	(3,105,524)	6,846,195	(6,588,483)	22,113,749
Distributions to shareholders
From net investment income
Series I	(12,873)	(14,319)	(209,034)	(142,279)	(344,428)	(286,416)
Series II	(3,695,284)	(4,110,426)	(1,505,571)	(909,068)	(1,692,555)	(1,416,575)
Series NAV	(237,061)	(73,308)	(857)	(377)	(1,107,347)	(620,285)
From net realized gain
Series I	(13,294)	(107,274)	(350,678)	(124,219)	(1,376,733)	(410,924)
Series II	(4,740,850)	(35,658,872)	(2,902,748)	(911,853)	(7,921,144)	(2,543,307)
Series NAV	(186,299)	(527,276)	(1,409)	(353)	(4,045,098)	(641,024)
Total distributions	(8,885,661)	(40,491,475)	(4,970,297)	(2,088,149)	(16,487,305)	(5,918,531)
From Portfolio share transactions (Note 6)	(22,781,432)	(1,947,769)	36,969,759	47,501,754	21,008,103	24,157,252
Total increase (decrease)	(22,273,224)	199,316	28,893,938	52,259,800	(2,067,685)	40,352,470

Net assets
Beginning of year	340,820,627	340,621,311	86,421,055	34,161,255	244,559,567	204,207,097
End of year	$318,547,403	$340,820,627	$115,314,993	$86,421,055	$242,491,882	$244,559,567

Undistributed net investment income (loss)	$818,185	—	$91,044	—	$503,941	$794,825

1	The inception date for Series NAV shares is 4-30-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Core Disciplined Diversification Trust		Core Fundamental Holdings Trust		Core Global Diversification Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10[1]	Year ended 12/31/11	Year ended 12/31/10[2]	Year ended 12/31/11	Year ended 12/31/10[2]
From operations
Net investment income (loss)	$3,866,035	$2,237,864	$4,237,375	$3,441,150	$5,180,134	$4,494,371
Net realized gain (loss)	3,368,182	712,913	4,139,862	626,124	4,980,766	2,768,886
Change in net unrealized appreciation (depreciation)	(12,516,619)	9,433,313	(7,537,397)	14,672,619	(23,929,535)	11,925,257
Increase (decrease) in net assets resulting from operations	(5,282,402)	12,384,090	839,840	18,739,893	(13,768,635)	19,188,514
Distributions to shareholders
From net investment income
Series I	—	—	(446)	(410)	(2,636)	(449)
Series II	(3,865,305)	(2,244,028)	(3,808,829)	(3,118,828)	(4,808,311)	(4,188,668)
Series III	—	—	(427,881)	(343,377)	(368,810)	(305,186)
Series NAV	(599)	(459)	—	—	—	—
From net realized gain
Series I	—	—	(128)	(193)	(1,648)	(310)
Series II	(695,481)	(456,462)	(1,248,459)	(1,384,762)	(3,047,078)	(2,633,652)
Series III	—	—	(109,401)	(119,538)	(183,060)	(164,578)
Series NAV	(97)	(105)	—	—	—	—
Total distributions	(4,561,482)	(2,701,054)	(5,595,144)	(4,967,108)	(8,411,543)	(7,292,843)
From Portfolio share transactions (Note 6)	49,310,580	78,923,451	37,023,047	119,545,489	31,680,148	147,978,526
Total increase (decrease)	39,466,696	88,606,487	32,267,743	133,318,274	9,499,970	159,874,197

Net assets
Beginning of year	150,520,941	61,914,454	247,603,460	114,285,186	295,082,489	135,208,292
End of year	$189,987,637	$150,520,941	$279,871,203	$247,603,460	$304,582,459	$295,082,489

Undistributed net investment income (loss)	—	—	$57	—	—	—

	Disciplined Diversification Trust		Emerging Markets Value Trust		Equity-Income Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$5,347,755	$4,075,710	$13,540,812	$8,337,714	$39,301,018	$35,294,035
Net realized gain (loss)	4,536,050	1,845,459	75,667,929	133,692,850	63,105,034	8,918,859
Change in net unrealized appreciation (depreciation)	(17,927,335)	32,056,075	(394,025,824)	71,508,890	(126,551,695)	225,267,063
Increase (decrease) in net assets resulting from operations	(8,043,530)	37,977,244	(304,817,083)	213,539,454	(24,145,643)	269,479,957
Distributions to shareholders
From net investment income
Series I	(4,213)	(3,828)	(133,221)	(112,307)	(5,850,481)	(6,241,056)
Series II	(4,202,863)	(3,164,499)	—	—	(2,943,614)	(2,821,093)
Series NAV	(2,953,962)	(1,583,608)	(17,432,920)	(14,565,510)	(28,478,397)	(26,431,778)
From net realized gain
Series I	(845)	—	(1,065,650)	(170,163)	—	—
Series II	(951,079)	—	—	—	—	—
Series NAV	(569,652)	—	(130,608,922)	(26,774,826)	—	—
Total distributions	(8,682,614)	(4,751,935)	(149,240,713)	(41,622,806)	(37,272,492)	(35,493,927)
From Portfolio share transactions (Note 6)	10,036,824	43,824,381	277,542,102	(109,656,380)	64,186,810	(194,821,625)
Total increase (decrease)	(6,689,320)	77,049,690	(176,515,694)	62,260,268	2,768,675	39,164,405

Net assets
Beginning of year	344,110,091	267,060,401	1,098,457,659	1,036,197,391	1,953,731,823	1,914,567,418
End of year	$337,420,771	$344,110,091	$921,941,965	$1,098,457,659	$1,956,500,498	$1,953,731,823

Undistributed net investment income (loss)	$897,612	$861,295	($2,652,793)	($157,779)	$9,010,628	$7,095,529

1	The inception date for Series NAV shares is 4-30-10.
2	The inception date for Series I shares is 4-30-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Financial Services Trust		Franklin Templeton Founding Allocation Trust		Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$1,398,661	$1,132,166	$34,547,187	$47,892,944	$13,348,155	$15,560,382
Net realized gain (loss)	8,281,204	1,289,695	(35,710,634)	(55,986,217)	259,184,022	132,127,009
Change in net unrealized appreciation (depreciation)	(24,344,622)	10,432,648	(16,104,542)	141,600,255	(297,841,858)	86,983,541
Increase (decrease) in net assets resulting from operations	(14,664,757)	12,854,509	(17,267,989)	133,506,982	(25,309,681)	234,670,932
Distributions to shareholders
From net investment income
Series I	(1,714,392)	(381,257)	(1,340,133)	(1,696,076)	(1,330,649)	(1,521,548)
Series II	(375,047)	(39,843)	(33,006,304)	(46,017,560)	(548,448)	(623,124)
Series NAV	(338,284)	(78,916)	(302,214)	(288,381)	(12,051,274)	(12,947,910)
Total distributions	(2,427,723)	(500,016)	(34,648,651)	(48,002,017)	(13,930,371)	(15,092,582)
From Portfolio share transactions (Note 6)	(29,232,048)	63,168,976	(130,091,791)	(101,801,006)	(136,818,048)	(137,305,826)
Total increase (decrease)	(46,324,528)	75,523,469	(182,008,431)	(16,296,041)	(176,058,100)	82,272,524

Net assets
Beginning of year	179,069,449	103,545,980	1,389,740,862	1,406,036,903	1,384,921,368	1,302,648,844
End of year	$132,744,921	$179,069,449	$1,207,732,431	$1,389,740,862	$1,208,863,268	$1,384,921,368

Undistributed net investment income (loss)	—	$788,806	—	$3,151	$3,015,403	$3,729,864

	Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)		Fundamental Large Cap Value Trust (formerly Optimized Value Trust)		Fundamental Value Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$15,102,279	$16,137,243	$4,182,640	$3,827,901	$15,540,352	$15,049,338
Net realized gain (loss)	(8,365,627)	(22,758,104)	29,459,886	20,873,293	41,754,200	45,939,605
Change in net unrealized appreciation (depreciation)	(19,383,915)	118,623,485	(28,133,270)	(1,438,842)	(115,550,200)	148,897,621
Increase (decrease) in net assets resulting from operations	(12,647,263)	112,002,624	5,509,256	23,262,352	(58,255,648)	209,886,564
Distributions to shareholders
From net investment income
Series I	(49,205)	(41,056)	(372,972)	(5,818)	(2,950,617)	(4,561,200)
Series II	(14,114,426)	(14,972,147)	(102,427)	(229,948)	(1,831,164)	(2,922,047)
Series III	(1,154,918)	(1,126,045)	—	—	—	—
Series NAV	—	—	(2,882,272)	(3,754,368)	(8,563,397)	(11,168,651)
Total distributions	(15,318,549)	(16,139,248)	(3,357,671)	(3,990,134)	(13,345,178)	(18,651,898)
From Portfolio share transactions (Note 6)	(105,023,281)	(53,934,508)	122,340,567	(91,216,339)	(136,817,855)	(263,181,781)
Total increase (decrease)	(132,989,093)	41,928,868	124,492,152	(71,944,121)	(208,418,681)	(71,947,115)

Net assets
Beginning of year	1,187,999,907	1,146,071,039	203,052,431	274,996,552	1,753,914,519	1,825,861,634
End of year	$1,055,010,814	$1,187,999,907	$327,544,583	$203,052,431	$1,545,495,838	$1,753,914,519

Undistributed net investment income (loss)	—	—	$1,347,413	$534,527	($53,639)	($2,141,119)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Global Trust		Global Diversification Trust (formerly American Global Diversification Trust)		Growth Equity Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$13,976,136	$11,015,599	$13,508,579	$15,364,278	$191,119	$1,315,336
Net realized gain (loss)	48,834,237	(5,470,873)	(2,476,361)	(16,359,887)	40,583,904	59,902,476
Change in net unrealized appreciation (depreciation)	(96,167,607)	45,311,587	(64,679,614)	100,477,769	(56,084,215)	6,106,012
Increase (decrease) in net assets resulting from operations	(33,357,234)	50,856,313	(53,647,396)	99,482,160	(15,309,192)	67,323,824
Distributions to shareholders
From net investment income
Series I	(3,341,741)	(2,642,929)	(166,571)	(112,096)	—	—
Series II	(571,988)	(431,470)	(13,499,319)	(15,250,630)	—	—
Series III	—	—	(2,156)	(2,120)	—	—
Series NAV	(9,179,617)	(7,284,844)	—	—	(641,066)	(1,292,174)
Total distributions	(13,093,346)	(10,359,243)	(13,668,046)	(15,364,846)	(641,066)	(1,292,174)
From Portfolio share transactions (Note 6)	(54,433,243)	(46,890,052)	(80,431,973)	(49,869,413)	(15,624,598)	(155,897,865)
Total increase (decrease)	(100,883,823)	(6,392,982)	(147,747,415)	34,247,901	(31,574,856)	(89,866,215)

Net assets
Beginning of year	683,736,861	690,129,843	896,513,143	862,265,242	460,598,638	550,464,853
End of year	$582,853,038	$683,736,861	$748,765,728	$896,513,143	$429,023,782	$460,598,638

Undistributed net investment income (loss)	$1,519,990	$1,120,941	—	—	$91,978	$509,427

	Health Sciences Trust		Heritage Trust		International Core Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	($1,007,952)	($576,475)	($341,629)	($348,357)	$20,926,349	$14,348,093
Net realized gain (loss)	12,009,168	9,141,778	10,298,148	27,622,322	14,296,591	(13,789,114)
Change in net unrealized appreciation (depreciation)	2,528,206	10,332,378	(17,323,074)	6,157,880	(86,834,955)	82,950,288
Increase (decrease) in net assets resulting from operations	13,529,422	18,897,681	(7,366,555)	33,431,845	(51,612,015)	83,509,267
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(1,237,519)	(1,074,706)
Series II	—	—	—	—	(533,927)	(440,753)
Series NAV	—	—	—	—	(15,395,969)	(14,183,854)
From net realized gain
Series I	(679,467)	—	—	—	—	—
Series II	(694,099)	—	—	—	—	—
Series NAV	(355,424)	—	(16,615,917)	—	—	—
Total distributions	(1,728,990)	—	(16,615,917)	—	(17,167,415)	(15,699,313)
From Portfolio share transactions (Note 6)	(3,054,956)	(15,573,282)	11,500,872	(27,146,873)	(150,082,500)	7,307,404
Total increase (decrease)	8,745,476	3,324,399	(12,481,600)	6,284,972	(218,861,930)	75,117,358

Net assets
Beginning of year	138,146,466	134,822,067	140,717,089	134,432,117	857,980,293	782,862,935
End of year	$146,891,942	$138,146,466	$128,235,489	$140,717,089	$639,118,363	$857,980,293

Undistributed net investment income (loss)	($1,527)	($91,762)	($13,159)	$6,558	$964,714	($2,845,625)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	International Growth Stock Trust		International Opportunities Trust		International Small Company Trust
Increase (decrease) in net assets	Year ended 12/31/11	Period ended 12/31/10[1]	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$3,014,316	$7,426	$2,913,591	$5,111,868	$2,046,831	$1,140,089
Net realized gain (loss)	(69,996)	463,187	23,743,618	52,558,514	(4,946,580)	(5,180,761)
Change in net unrealized appreciation (depreciation)	(20,326,803)	8,218,475	(101,344,411)	15,984,437	(17,007,390)	28,177,245
Increase (decrease) in net assets resulting from operations	(17,382,483)	8,689,088	(74,687,202)	73,654,819	(19,907,139)	24,136,573
Distributions to shareholders
From net investment income
Series I	—	—	(23,987)	(57,156)	(802,484)	(1,506,909)
Series II	—	—	(214,689)	(434,356)	(429,398)	(805,611)
Series NAV	(2,819,432)	—	(3,287,624)	(6,795,249)	(672,456)	(765,016)
From net realized gain
Series NAV	(463,469)	—	—	—	—	—
Total distributions	(3,282,901)	—	(3,526,300)	(7,286,761)	(1,904,338)	(3,077,536)
From Portfolio share transactions (Note 6)	90,403,881	148,731,314	(3,143,065)	(159,484,868)	(6,328,735)	(120,291,999)
Total increase (decrease)	69,738,497	157,420,402	(81,356,567)	(93,116,810)	(28,140,212)	(99,232,962)

Net assets
Beginning of year	157,420,402	—	488,423,857	581,540,667	130,010,462	229,243,424
End of year	$227,158,899	$157,420,402	$407,067,290	$488,423,857	$101,870,250	$130,010,462

Undistributed net investment income (loss)	$135,322	$33,374	($18,711)	$133,698	($513,885)	($1,326,838)

	International Value Trust		Large Cap Trust		Lifestyle Balanced PS Series
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Period ended 12/31/11[2]
From operations
Net investment income (loss)	$27,889,874	$20,057,593	$1,409,565	$1,660,575	$476,043
Net realized gain (loss)	33,568,798	34,554,792	15,462,253	12,084,292	347,975
Change in net unrealized appreciation (depreciation)	(197,418,441)	27,426,530	(20,863,325)	9,225,057	(59,020)
Increase (decrease) in net assets resulting from operations	(135,959,769)	82,038,915	(3,991,507)	22,969,924	764,998
Distributions to shareholders
From net investment income
Series I	(3,264,441)	(3,018,058)	(1,864,062)	(1,583,413)	—
Series II	(2,581,736)	(2,208,504)	(113,847)	(84,502)	(482,753)
Series NAV	(21,383,622)	(14,455,410)	(172,617)	(126,724)	—
From net realized gain
Series II	—	—	—	—	(272,901)
Total distributions	(27,229,799)	(19,681,972)	(2,150,526)	(1,794,639)	(755,654)
From Portfolio share transactions (Note 6)	78,711,016	133,500,249	(23,959,936)	(21,792,441)	70,702,908
Total increase (decrease)	(84,478,552)	195,857,192	(30,101,969)	(617,156)	70,712,252

Net assets
Beginning of year	1,045,431,886	849,574,694	179,218,590	179,835,746	—
End of year	$960,953,334	$1,045,431,886	$149,116,621	$179,218,590	$70,712,252

Undistributed net investment income (loss)	$1,865,549	$1,589,602	$193,195	$512,397	—

1	Period from 9-16-10 (inception date) to 12-31-10.
2	Period from 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series
Increase (decrease) in net assets	Period ended 12/31/11[1]	Period ended 12/31/11[1]	Period ended 12/31/11[1]
From operations
Net investment income (loss)	$248,215	$529,841	$257,091
Net realized gain (loss)	145,175	364,089	161,662
Change in net unrealized appreciation (depreciation)	(112,978)	(88,000)	25,304
Increase (decrease) in net assets resulting from operations	280,412	805,930	444,057
Distributions to shareholders
From net investment income
Series II	(251,011)	(538,538)	(260,476)
From net realized gain
Series II	(149,793)	(275,863)	(154,244)
Total distributions	(400,804)	(814,401)	(414,720)
From Portfolio share transactions (Note 6)	29,512,270	93,847,183	36,010,571
Total increase (decrease)	29,391,878	93,838,712	36,039,908

Net assets
Beginning of year	—	—	—
End of year	$29,391,878	$93,838,712	$36,039,908

Undistributed net investment income (loss)	—	—	—

	Mid Cap Stock Trust		Mid Cap Value Equity Trust		Mid Value Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	($2,820,091)	($1,797,997)	$1,051,529	$1,028,200	$7,492,405	$13,979,809
Net realized gain (loss)	105,286,427	137,515,894	19,107,715	18,376,950	120,824,570	98,718,282
Change in net unrealized appreciation (depreciation)	(166,434,790)	25,659,868	(30,068,943)	9,062,941	(163,559,351)	974,667
Increase (decrease) in net assets resulting from operations	(63,968,454)	161,377,765	(9,909,699)	28,468,091	(35,242,376)	113,672,758
Distributions to shareholders
From net investment income
Series I	—	(166)	—	—	(2,115,488)	(5,807,529)
Series II	—	—	—	—	(468,563)	(1,847,181)
Series NAV	—	(356)	(902,757)	(1,098,281)	(3,084,977)	(7,840,431)
From net realized gain
Series I	—	—	—	—	—	(1,029,564)
Series II		—		—	—	(374,657)
Series NAV	—	—	(1,693,281)	—	—	(1,373,487)
Total distributions	—	(522)	(2,596,038)	(1,098,281)	(5,669,028)	(18,272,849)
From Portfolio share transactions (Note 6)	(63,356,664)	(106,755,495)	1,726,845	(22,034,393)	(35,893,026)	(35,138,134)
Total increase (decrease)	(127,325,118)	54,621,748	(10,778,892)	5,335,417	(76,804,430)	60,261,775

Net assets
Beginning of year	821,265,052	766,643,304	141,161,488	135,826,071	800,521,199	740,259,424
End of year	$693,939,934	$821,265,052	$130,382,596	$141,161,488	$723,716,769	$800,521,199

Undistributed net investment income (loss)	$75	($3,329,783)	$418,582	$375,318	$2,012,126	($205,546)

1	Period from 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Mutual Shares Trust		Natural Resources Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$11,879,274	$16,711,981	$1,612,886	$1,015,152	$4,679,359	$7,681,453
Net realized gain (loss)	3,173,554	13,220,688	10,899,859	6,397,207	58,171,317	69,912,823
Change in net unrealized appreciation (depreciation)	(19,548,022)	38,051,258	(67,979,884)	28,093,070	(28,216,122)	16,512,139
Increase (decrease) in net assets resulting from operations	(4,495,194)	67,983,927	(55,467,139)	35,505,429	34,634,554	94,106,415
Distributions to shareholders
From net investment income
Series I	(1,742,993)	(4,317,043)	(77,862)	(103,221)	(1,450,963)	(1,845,151)
Series II	—	—	(483,069)	(716,208)	(981,027)	(1,254,813)
Series NAV	(4,340,834)	(12,193,722)	(439,147)	(499,775)	(3,304,258)	(3,756,009)
Total distributions	(6,083,827)	(16,510,765)	(1,000,078)	(1,319,204)	(5,736,248)	(6,855,973)
From Portfolio share transactions (Note 6)	(27,418,430)	(305,076)	(26,044,877)	(22,540,542)	(43,308,372)	(28,994,378)
Total increase (decrease)	(37,997,451)	51,168,086	(82,512,094)	11,645,683	(14,410,066)	58,256,064

Net assets
Beginning of year	642,070,939	590,902,853	289,061,315	277,415,632	399,934,291	341,678,227
End of year	$604,073,488	$642,070,939	$206,549,221	$289,061,315	$385,524,225	$399,934,291

Undistributed net investment income (loss)	$3,442,270	$7,064,767	$608,154	$5,086	$2,467,640	$3,695,930

	Science & Technology Trust		Small Cap Growth Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	($1,393,132)	($1,664,848)	($2,612,754)	($2,487,104)	($48,716)	$158,120
Net realized gain (loss)	75,542,886	52,560,363	51,997,486	71,727,799	20,519,331	11,427,073
Change in net unrealized appreciation (depreciation)	(104,136,231)	35,053,741	(77,527,903)	5,735,924	(24,366,284)	29,134,155
Increase (decrease) in net assets resulting from operations	(29,986,477)	85,949,256	(28,143,171)	74,976,619	(3,895,669)	40,719,348
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(34,543)	—
Series II	—	—	—	—	(23,232)	—
Series NAV	—	—	—	—	(100,196)	—
From net realized gain
Series I	—	—	(2,217,717)	—	—	—
Series II	—	—	(919,853)	—	—	—
Series NAV	—	—	(7,143,338)	—	—	—
Total distributions	—	—	(10,280,908)	—	(157,971)
From Portfolio share transactions (Note 6)	(59,074,341)	(28,218,893)	16,129,940	(33,980,381)	(24,415,056)	(11,569,024)
Total increase (decrease)	(89,060,818)	57,730,363	(22,294,139)	40,996,238	(28,468,696)	29,150,324

Net assets
Beginning of year	443,191,524	385,461,161	404,054,607	363,058,369	182,424,677	153,274,353
End of year	$354,130,706	$443,191,524	$381,760,468	$404,054,607	$153,955,981	$182,424,677

Undistributed net investment income (loss)	—	$228	$1,016	$25,665	($100,071)	$100,258

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Small Cap Value Trust		Small Company Growth Trust		Small Company Value Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$3,182,827	$4,477,145	($444,396)	($461,884)	$1,456,349	$2,325,653
Net realized gain (loss)	36,159,308	24,131,927	10,526,495	7,466,383	14,775,308	24,137,571
Change in net unrealized appreciation (depreciation)	(31,121,584)	90,622,658	(10,165,750)	17,974,835	(17,672,124)	52,261,059
Increase (decrease) in net assets resulting from operations	8,220,551	119,231,730	(83,651)	24,979,334	(1,440,467)	78,724,283
Distributions to shareholders
From net investment income
Series I	(1,876,935)	(664,945)	—	—	(508,852)	(1,364,453)
Series II	(277,116)	(69,435)	—	—	(306,637)	(1,029,052)
Series NAV	(2,730,497)	(1,191,258)	—	—	(1,317,080)	(2,894,668)
Total distributions	(4,884,548)	(1,925,638)	—	—	(2,132,569)	(5,288,173)
From Portfolio share transactions (Note 6)	(4,688,134)	594,411	(6,896,311)	(19,928,340)	(43,714,105)	(64,446,254)
Total increase (decrease)	(1,352,131)	117,900,503	(6,979,962)	5,050,994	(47,287,141)	8,989,856

Net assets
Beginning of year	582,282,229	464,381,726	107,941,589	102,890,595	413,285,166	404,295,310
End of year	$580,930,098	$582,282,229	$100,961,627	$107,941,589	$365,998,025	$413,285,166

Undistributed net investment income (loss)	$987,257	$3,472,394	—	—	($787,252)	($199,660)

	Smaller Company Growth Trust		U.S. Equity Trust (formerly U.S. Multi Sector Trust)		Utilities Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	($1,322,137)	($1,213,056)	$12,490,731	$11,850,394	$7,119,009	$5,469,223
Net realized gain (loss)	22,889,035	36,646,203	46,779,542	37,142,699	11,784,879	(542,350)
Change in net unrealized appreciation (depreciation)	(36,738,902)	17,946,005	2,865,694	2,755,750	(7,466,534)	16,471,448
Increase (decrease) in net assets resulting from operations	(15,172,004)	53,379,152	62,135,967	51,748,843	11,437,354	21,398,321
Distributions to shareholders
Series I	—	—	—	—	(4,774,430)	(2,545,101)
Series II	—	—	—	—	(1,073,643)	(653,702)
Series NAV	—	—	(12,344,244)	(12,032,417)	(1,375,586)	(661,485)
From net realized gain
Series I	—	(1,433,455)	—	—	—	—
Series II	—	(378,342)	—	—	—	—
Series NAV	—	(1,809,973)	—	—	—	—
Total distributions	—	(3,621,770)	(12,344,244)	(12,032,417)	(7,223,659)	(3,860,288)
From Portfolio share transactions (Note 6)	(22,611,220)	(33,783,348)	(86,959,916)	(198,807,551)	12,926,043	(9,236,972)
Total increase (decrease)	(37,783,224)	15,974,034	(37,168,193)	(159,091,125)	17,139,738	8,301,061

Net assets
Beginning of year	249,467,852	233,493,818	809,289,956	968,381,081	177,477,908	169,176,847
End of year	$211,684,628	$249,467,852	$772,121,763	$809,289,956	$194,617,646	$177,477,908

Undistributed net investment income (loss)	—	—	$2,062,196	$2,443,581	$2,200,329	$1,854,314

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Value Trust		Value & Restructuring Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$2,439,293	$2,311,925	$3,836,403	$4,641,563
Net realized gain (loss)	22,625,678	13,979,599	38,589,897	1,332,606
Change in net unrealized appreciation (depreciation)	(22,242,079)	34,737,746	(62,352,130)	55,734,700
Increase (decrease) in net assets resulting from operations	2,822,892	51,029,270	(19,925,830)	61,708,869
Distributions to shareholders
From net investment income
Series I	(2,264,397)	(2,033,253)	—	—
Series II	(282,035)	(260,090)	—	—
Series NAV	(222,356)	(212,262)	(4,012,162)	(4,523,031)
Total distributions	(2,768,788)	(2,505,605)	(4,012,162)	(4,523,031)
From Portfolio share transactions (Note 6)	(30,385,674)	(13,804,455)	(110,168,589)	(8,212,246)
Total increase (decrease)	(30,331,570)	34,719,210	(134,106,581)	48,973,592

Net assets
Beginning of year	275,214,760	240,495,550	346,750,418	297,776,826
End of year	$244,883,190	$275,214,760	$212,643,837	$346,750,418

Undistributed net investment income (loss)	$460,050	$604,243	$727,841	$1,043,791

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core Trust
SERIES I
12-31-2011	16.55	0.17	[1]	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41	[2]	0.86		0.86		0.99		71		231
12-31-2010	14.79	0.17	[1]	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04	[2]	0.86		0.86		1.03		83		219
12-31-2009	11.69	0.17	[1]	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46	[2]	0.87		0.87		1.39		87		171
12-31-2008	19.83	0.19	[1]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)[2]		0.87		0.86		1.11		83		239
12-31-2007	19.60	0.23	[1]	0.29	0.52	(0.29)	—	—	(0.29)	19.83	2.66	[2,3]	0.86		0.86		1.12		172		257
SERIES II
12-31-2011	16.53	0.13	[1]	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14	[2]	1.06		1.06		0.79		8		231
12-31-2010	14.77	0.13	[1]	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81	[2]	1.06		1.06		0.83		9		219
12-31-2009	11.67	0.15	[1]	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26	[2]	1.07		1.07		1.19		9		171
12-31-2008	19.77	0.16	[1]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)[2]		1.07		1.06		0.91		8		239
12-31-2007	19.52	0.19	[1]	0.28	0.47	(0.22)	—	—	(0.22)	19.77	2.41	[2,3]	1.06		1.06		0.92		19		257
SERIES NAV
12-31-2011	16.56	0.18	[1]	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40	[2]	0.81		0.81		1.04		272		231
12-31-2010	14.80	0.16	[1]	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09	[2]	0.81		0.81		1.08		286		219
12-31-2009	11.69	0.18	[1]	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62	[2]	0.82		0.82		1.47		265		171
12-31-2008	19.84	0.20	[1]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)[2]		0.82		0.81		1.15		299		239
12-31-2007	19.62	0.24	[1]	0.29	0.53	(0.31)	—	—	(0.31)	19.84	2.70	[2,3]	0.81		0.81		1.17		763		257
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.02, $0.02 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 2.56%, 2.31% and 2.65% for Series I, Series II and Series NAV, respectively.

All Cap Value Trust
SERIES I
12-31-2011	8.35	0.04	[1]	(0.39)	(0.35)	(0.03)	—	—	(0.03)	7.97	(4.20)[2]		0.87		0.87		0.52		31		64
12-31-2010	7.08	0.04	[1]	1.26	1.30	(0.03)	—	—	(0.03)	8.35	18.35	[2]	0.90		0.90		0.51		37		75
12-31-2009	5.62	0.03	[1]	1.46	1.49	(0.03)	—	—	(0.03)	7.08	26.61	[2]	0.97		0.97		0.50		36		90
12-31-2008	8.16	0.05	[1]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)		0.99		0.99		0.72		36		77
12-31-2007	13.03	0.09	[1]	0.92	1.01	(0.24)	(5.64)	—	(5.88)	8.16	8.33	[2,3]	0.95		0.95		0.68		63		63
SERIES II
12-31-2011	8.34	0.03	[1]	(0.40)	(0.37)	(0.01)	—	—	(0.01)	7.96	(4.41)[2]		1.07		1.07		0.32		28		64
12-31-2010	7.07	0.02	[1]	1.26	1.28	(0.01)	—	—	(0.01)	8.34	18.13	[2]	1.10		1.10		0.31		34		75
12-31-2009	5.61	0.02	[1]	1.46	1.48	(0.02)	—	—	(0.02)	7.07	26.41	[2]	1.17		1.17		0.29		33		90
12-31-2008	8.14	0.04	[1]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)		1.19		1.19		0.53		30		77
12-31-2007	12.99	0.06	[1]	0.92	0.98	(0.19)	(5.64)	—	(5.83)	8.14	8.17	[2,3]	1.15		1.15		0.49		53		63
SERIES NAV
12-31-2011	8.32	0.05	[1]	(0.40)	(0.35)	(0.03)	—	—	(0.03)	7.94	(4.17)[2]		0.82		0.82		0.62		383		64
12-31-2010	7.05	0.07	[1]	1.23	1.30	(0.03)	—	—	(0.03)	8.32	18.49	[2]	0.85		0.85		1.00		291		75
12-31-2009	5.60	0.03	[1]	1.46	1.49	(0.04)	—	—	(0.04)	7.05	26.59	[2]	0.92		0.92		0.51		21		90
12-31-2008	8.14	0.06	[1]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)		0.94		0.94		0.79		12		77
12-31-2007	12.99	0.12	[1]	0.92	1.04	(0.25)	(5.64)	—	(5.89)	8.14	8.67	[2,3]	0.85		0.85		0.86		17		63
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.02 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates were 8.20%, 7.91% and 8.54% for Series I, Series II and Series NAV, respectively.

Alpha Opportunities Trust
SERIES I
12-31-2011	15.35	0.05	[1]	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)[2]		1.07		1.07		0.32		—	[3]	157
12-31-2010	15.14	0.03	[1]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92	[2]	1.07		1.07		0.20		—	[3]	185
12-31-2009[4]	12.57	0.03	[1]	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68	[2,5]	1.13	[6]	1.13	[6]	0.34	[6]	—	[3]	222
SERIES NAV
12-31-2011	15.35	0.05	[1]	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)[2]		1.02		1.02		0.34		875		157
12-31-2010	15.14	0.03	[1]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98	[2]	1.02		1.02		0.22		924		185
12-31-2009	10.89	0.05	[1]	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49	[2]	1.08		1.08		0.41		624		222
12-31-2008[7]	12.50	0.02	[1]	(1.63)	(1.61)	— [8]	—	—	— [8]	10.89	(12.85)[5]		1.06	[6]	1.06	[6]	0.70	[6]	280		52
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000. 4. The inception date for Series I shares is 6-2-09. 5. Not annualized. 6. Annualized. 7. The inception date for Series NAV shares is 10-7-08. 8. Less than ($0.005) per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2011	11.01	0.16	[1,2]	(0.06)	0.10	(0.17)	—	—	(0.17)	10.94	0.91	[4]	0.62	[5]	0.62	[5]	1.42	[2]	187	2
12-31-2010	9.98	0.16	[1,2]	1.04	1.20	(0.17)	— [3]	—	(0.17)	11.01	12.06	[4]	0.62	[5]	0.62	[5]	1.53	[2]	216	3
12-31-2009	8.44	0.28	[1,2]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	[4]	0.63	[5]	0.63	[5]	3.05	[2]	221	5
12-31-2008[6]	12.00	0.60	[1,2]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[4,7]		0.64	[5,8]	0.63	[5,8]	9.72	[2,8]	2	1
SERIES II
12-31-2011	11.01	0.14	[1,2]	(0.05)	0.09	(0.15)	—	—	(0.15)	10.95	0.86	[4]	0.77	[5]	0.77	[5]	1.29	[2]	1,274	2
12-31-2010	9.98	0.14	[1,2]	1.04	1.18	(0.15)	— [3]	—	(0.15)	11.01	11.90	[4]	0.77	[5]	0.77	[5]	1.42	[2]	1,420	3
12-31-2009	8.45	0.18	[1,2]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	[4]	0.78	[5]	0.78	[5]	2.00	[2]	1,373	5
12-31-2008	12.39	0.32	[1,2]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)[4]		0.79	[5]	0.78	[5]	3.07	[2]	832	1
12-31-2007[9]	12.50	0.48	[1,2]	(0.32)	0.16	(0.22)	(0.05)	—	(0.27)	12.39	1.28	[4,7]	0.79	[5,8]	0.79	[5,8]	5.57	[2,8]	511	—	[7]
SERIES III
12-31-2011	11.00	0.21	[1,2]	(0.07)	0.14	(0.21)	—	—	(0.21)	10.93	1.27	[4]	0.27	[5]	0.27	[5]	1.84	[2]	146	2
12-31-2010	9.96	0.20	[1,2]	1.04	1.24	(0.20)	— [3]	—	(0.20)	11.00	12.54	[4]	0.27	[5]	0.27	[5]	1.96	[2]	153	3
12-31-2009	8.44	0.27	[1,2]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	[4]	0.28	[5]	0.28	[5]	2.99	[2]	143	5
12-31-2008[10]	12.34	0.78	[1,2]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[4,7]		0.29	[5,8]	0.28	[5,8]	8.21	[2,8]	34	1
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Less than ($0.005) per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 6. The inception date for Series I shares is 4-28-08. 7. Not annualized. 8. Annualized. 9. The inception date for Series II shares is 5-1-07. 10. The inception date for Series III shares is 1-2-08.

American Blue Chip Income and Growth Trust
SERIES I
12-31-2011	11.35	0.06	[1,2]	(0.21)	(0.15)	(0.15)	—	—	(0.15)	11.05	(1.30)[3]		0.63	[4]	0.63	[4]	0.53	[1]	16	9
12-31-2010	10.26	0.18	[1,2]	1.05	1.23	(0.14)	—	—	(0.14)	11.35	12.01	[3]	0.64	[4]	0.64	[4]	1.72	[1]	43	12
12-31-2009	8.85	0.21	[1,2]	2.01	2.22	(0.15)	(0.66)	—	(0.81)	10.26	27.33		0.65	[4]	0.65	[4]	2.33	[1]	29	16
12-31-2008	14.88	0.24	[1,2]	(5.60)	(5.36)	(0.41)	(0.26)	—	(0.67)	8.85	(36.72)		0.58	[4]	0.58	[4]	2.02	[1]	18	131
12-31-2007	18.29	0.40	[1,2]	(0.12)[5]	0.28	(0.31)	(3.38)	—	(3.69)	14.88	1.65		0.38	[4]	0.38	[4]	2.24	[1]	19	12
SERIES II
12-31-2011	11.35	0.12	[1,2]	(0.28)	(0.16)	(0.14)	—	—	(0.14)	11.05	(1.45)[3]		0.78	[4]	0.78	[4]	1.10	[1]	68	9
12-31-2010	10.27	0.12	[1,2]	1.09	1.21	(0.13)	—	—	(0.13)	11.35	11.75	[3]	0.79	[4]	0.79	[4]	1.12	[1]	82	12
12-31-2009	8.86	0.13	[1,2]	2.07	2.20	(0.13)	(0.66)	—	(0.79)	10.27	27.13		0.80	[4]	0.80	[4]	1.48	[1]	83	16
12-31-2008	14.87	0.17	[1,2]	(5.54)	(5.37)	(0.38)	(0.26)	—	(0.64)	8.86	(36.76)		0.71	[4]	0.71	[4]	1.39	[1]	76	131
12-31-2007	18.26	0.33	[1,2]	(0.08)[5]	0.25	(0.26)	(3.38)	—	(3.64)	14.87	1.48		0.53	[4]	0.53	[4]	1.85	[1]	156	12
SERIES III
12-31-2011	11.33	0.21	[1,2]	(0.32)	(0.11)	(0.19)	—	—	(0.19)	11.03	(0.95)[3]		0.28	[4]	0.28	[4]	1.85		165	9
12-31-2010	10.25	0.20	[1,2]	1.06	1.26	(0.18)	—	—	(0.18)	11.33	12.29	[3]	0.29	[4]	0.29	[4]	1.89		149	12
12-31-2009	8.84	0.27	[1,2]	1.98	2.25	(0.18)	(0.66)	—	(0.84)	10.25	27.79		0.30	[4]	0.30	[4]	2.93		106	16
12-31-2008[6]	14.66	0.73	[1,2]	(5.84)	(5.11)	(0.45)	(0.26)	—	(0.71)	8.84	(35.51)		0.33	[4]	0.33	[4]	7.12	[1]	15	131
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11,12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. 6. The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Growth Trust
SERIES I
12-31-2011	11.25	0.21	[1,2]	(1.25)	(1.04)	(0.10)	—	—	(0.10)	10.11	(9.24)[3]		0.64	[4]	0.64	[4]	2.01	[2]	2		7
12-31-2010[5]	11.27	0.05	[1,2]	0.04	0.09	(0.11)	—	—	(0.11)	11.25	0.81	[3,6]	0.61	[4,7]	0.61	[4,7]	4.18	[2,7]	—	[8]	8
SERIES II
12-31-2011	11.23	0.08	[1,2]	(1.14)	(1.06)	(0.08)	—	—	(0.08)	10.09	(9.40)[3]		0.79	[4]	0.79	[4]	0.73	[2]	158		7
12-31-2010	10.19	0.09	[1,2]	1.05	1.14	(0.10)	—	—	(0.10)	11.23	11.17	[3]	0.79	[4]	0.78	[4]	0.91	[2]	199		8
12-31-2009	7.76	0.08	[1,2]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42	[3]	0.80	[4]	0.78	[4]	0.88	[2]	196		11
12-31-2008	13.11	0.14	[1,2]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)[3]		0.80	[4]	0.78	[4]	1.24	[2]	150		15
12-31-2007[9]	12.50	0.43	[1,2]	0.43	0.86	(0.20)	(0.05)	—	(0.25)	13.11	6.92	[3,6]	0.81	[4,7]	0.81	[4,7]	4.89	[2,7]	227		1
SERIES III
12-31-2011	11.22	0.15	[1,2]	(1.15)	(1.00)	(0.14)	—	—	(0.14)	10.08	(8.92)[3]		0.29	[4]	0.29	[4]	1.37	[2]	3		7
12-31-2010	10.17	0.16	[1,2]	1.04	1.20	(0.15)	—	—	(0.15)	11.22	11.80	[3]	0.29	[4]	0.28	[4]	1.60	[2]	3		8
12-31-2009	7.74	0.20	[1,2]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	[3]	0.30	[4]	0.28	[4]	2.17	[2]	2		11
12-31-2008[10]	13.07	0.66	[1,2]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[3,6]		0.30	[4,7]	0.28	[4,7]	7.23	[2,7]	—	[8]	15
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series I shares is 11-5-10. 6. Not annualized. 7. Annualized. 8. Less than $500,000 9. The inception date for Series II shares is 5-1-07. 10. The inception date for Series III shares is 1-2-08.

American Global Small Capitalization Trust
SERIES I
12-31-2011	10.13	0.09	[1,2]	(2.06)	(1.97)	(0.08)	—	—	(0.08)	8.08	(19.43)[3]		0.66	[4]	0.66	[4]	0.98	[2]	—	[5]	15
12-31-2010[6]	10.08	0.06	[1,2]	0.11	0.17	(0.12)	—	—	(0.12)	10.13	1.64	[3,7]	0.65	[8]	0.65	[8]	3.82	[8]	—	[5]	14
SERIES II
12-31-2011	10.10	0.07	[1,2]	(2.05)	(1.98)	(0.07)	—	—	(0.07)	8.05	(19.63)[3]		0.81	[4]	0.81	[4]	0.73	[2]	54		15
12-31-2010	8.40	0.10	[1,2]	1.73	1.83	(0.10)	(0.03)	—	(0.13)	10.10	21.85	[3]	0.81	[4]	0.80	[4]	1.10	[2]	79		14
12-31-2009	6.03	(0.02)[1,2]		3.28	3.26	— [9]	(0.89)	—	(0.89)	8.40	60.44	[3]	0.82	[4]	0.78	[4]	(0.30)[2]		74		27
12-31-2008	13.35	(0.08)[1,2]		(7.11)	(7.19)	— [9]	(0.13)	—	(0.13)	6.03	(53.79)[3]		0.83	[4]	0.78	[4]	(0.78)[2]		47		25
12-31-2007[10]	12.50	0.32	[1,2]	0.78 [11]	1.10	(0.16)	(0.09)	—	(0.25)	13.35	8.86	[7]	0.86	[4,8]	0.86	[4,8]	3.49	[2,8]	87		4
SERIES III
12-31-2011	10.11	0.12	[1,2]	(2.07)	(1.95)	(0.11)	—	—	(0.11)	8.05	(19.24)[3]		0.31	[4]	0.31	[4]	1.24	[2]	32		15
12-31-2010	8.40	0.14	[1,2]	1.75	1.89	(0.15)	(0.03)	—	(0.18)	10.11	22.50	[3]	0.31	[4]	0.30	[4]	1.62	[2]	34		14
12-31-2009	6.01	0.02	[1,2]	3.26	3.28	— [9]	(0.89)	—	(0.89)	8.40	61.16	[3]	0.32	[4]	0.28	[4]	0.31	[2]	31		27
12-31-2008[12]	13.31	(0.02)[1,2]		(7.09)	(7.11)	—	(0.19)	—	(0.19)	6.01	(53.39)[3,7]		0.33	[4,8]	0.28	[4,8]	(0.28)[2,8]		5		25
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than $500,000. 6. The inception date for Series I shares is 11-5-10. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share. 10. The inception date for Series II shares is 5-1-07. 11. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. 12. The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2011	15.63	0.04	[1,2]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)[3]	0.62	[4]	0.62	[4]	0.24	[1]	94	6
12-31-2010	13.26	0.05	[1,2]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24 [3]	0.62	[4]	0.62	[4]	0.36	[1]	109	5
12-31-2009	11.61	0.03	[1,2]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88	0.63	[4]	0.63	[4]	0.24	[1]	93	8
12-31-2008	21.65	0.11	[1,2]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)	0.56	[4]	0.56	[4]	0.64	[1]	75	16
12-31-2007	21.73	0.10	[1,2]	2.44	2.54	(0.18)	(2.44)	—	(2.62)	21.65	11.93	0.37	[4]	0.37	[4]	0.43	[1]	102	9
SERIES II
12-31-2011	15.59	0.01	[1,2]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)[3]	0.77	[4]	0.77	[4]	0.08	[1]	930	6
12-31-2010	13.22	0.02	[1,2]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14 [3]	0.77	[4]	0.77	[4]	0.16	[1]	1,138	5
12-31-2009	11.58	0.01	[1,2]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68	0.78	[4]	0.78	[4]	0.08	[1]	1,148	8
12-31-2008	21.57	0.07	[1,2]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)	0.69	[4]	0.69	[4]	0.37	[1]	974	16
12-31-2007	21.64	0.06	[1,2]	2.43	2.49	(0.12)	(2.44)	—	(2.56)	21.57	11.73	0.52	[4]	0.52	[4]	0.28	[1]	1,739	9
SERIES III
12-31-2011	15.57	0.10	[1,2]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)[3]	0.27	[4]	0.27	[4]	0.65	[1]	98	6
12-31-2010	13.20	0.11	[1,2]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69 [3]	0.27	[4]	0.27	[4]	0.78	[1]	89	5
12-31-2009	11.57	0.11	[1,2]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32	0.28	[4]	0.28	[4]	0.89	[1]	62	8
12-31-2008[5]	21.53	0.53	[1,2]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)	0.29	[4]	0.29	[4]	3.80	[1]	10	16
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series III shares is 1-2-08.

American Growth-Income Trust
SERIES I
12-31-2011	14.90	0.16	[1,2]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)[3]	0.62	[4]	0.62	[4]	1.10	[1]	197	5
12-31-2010	13.55	0.14	[1,2]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13 [3]	0.62	[4]	0.62	[4]	1.04	[1]	240	6
12-31-2009	11.53	0.23	[1,2]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79	0.63	[4]	0.63	[4]	1.88	[1]	257	18
12-31-2008	19.53	0.22	[1,2]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)	0.55	[4]	0.55	[4]	1.39	[1]	19	15
12-31-2007	20.19	0.26	[1,2]	0.66	0.92	(0.60)	(0.98)	—	(1.58)	19.53	4.64	0.37	[4]	0.37	[4]	1.24	[1]	29	5
SERIES II
12-31-2011	14.88	0.15	[1,2]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)[3]	0.77	[4]	0.77	[4]	0.99	[1]	778	5
12-31-2010	13.54	0.13	[1,2]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91 [3]	0.77	[4]	0.77	[4]	0.92	[1]	928	6
12-31-2009	11.52	0.12	[1,2]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67	0.78	[4]	0.78	[4]	1.04	[1]	943	18
12-31-2008	19.50	0.20	[1,2]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)	0.69	[4]	0.69	[4]	1.22	[1]	836	15
12-31-2007	20.14	0.22	[1,2]	0.66	0.88	(0.54)	(0.98)	—	(1.52)	19.50	4.48	0.52	[4]	0.52	[4]	1.05	[1]	1,440	5
SERIES III
12-31-2011	14.87	0.23	[1,2]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)[3]	0.27	[4]	0.27	[4]	1.58	[1]	76	5
12-31-2010	13.52	0.21	[1,2]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51 [3]	0.27	[4]	0.27	[4]	1.51	[1]	79	6
12-31-2009	11.50	0.26	[1,2]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26	0.28	[4]	0.28	[4]	2.15	[1]	70	18
12-31-2008[5]	19.30	0.84	[1,2]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[6]	0.29	[4,7]	0.29	[4,7]	6.24	[1]	12	15
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series III shares is 1-2-08. 6. Not annualized. 7. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American High-Income Bond Trust
SERIES I
12-31-2011	10.95	0.81	[1,2]	(0.65)	0.16	(0.82)	—	—	(0.82)	10.29	1.48	[3]	0.66	[4]	0.66	[4]	7.33	[2]	2		17
12-31-2010[5]	11.68	0.67	[1,2]	(0.62)	0.05	(0.78)	—	—	(0.78)	10.95	0.41	[3,6]	0.65	[4,7]	0.65	[4,7]	5.94	[2,7]	—	[8]	19
SERIES II
12-31-2011	10.93	0.79	[1,2]	(0.65)	0.14	(0.80)	—	—	(0.80)	10.27	1.32	[3]	0.81	[4]	0.81	[4]	7.18	[2]	54		17
12-31-2010	10.21	0.77	[1,2]	0.71	1.48	(0.76)	—	—	(0.76)	10.93	14.52	[3]	0.81	[4]	0.80	[4]	7.07	[2]	62		19
12-31-2009	7.81	0.66	[1,2]	2.34	3.00	(0.60)	—	—	(0.60)	10.21	38.42	[3]	0.84	[4]	0.78	[4]	7.15	[2]	58		19
12-31-2008	11.33	0.68	[1,2]	(3.46)	(2.78)	(0.74)	—	—	(0.74)	7.81	(24.39)[3]		0.86	[4]	0.78	[4]	6.45	[2]	34		26
12-31-2007[9]	12.50	1.58	[1,2]	(2.01)	(0.43)	(0.74)	—	—	(0.74)	11.33	(3.41)[6]		0.96	[4,7]	0.96	[4,7]	19.47	[2,7]	46		3
SERIES III
12-31-2011	10.91	0.85	[1,2]	(0.65)	0.20	(0.86)	—	—	(0.86)	10.25	1.84	[3]	0.31	[4]	0.31	[4]	7.68	[2]	42		17
12-31-2010	10.19	0.97	[1,2]	0.57	1.54	(0.82)	—	—	(0.82)	10.91	15.09	[3]	0.31	[4]	0.30	[4]	8.91	[2]	42		19
12-31-2009	7.80	2.33	[1,2]	0.71	3.04	(0.65)	—	—	(0.65)	10.19	39.05	[3]	0.34	[4]	0.28	[4]	22.94	[2]	17		19
12-31-2008[10]	11.32	2.53	[1,2]	(5.26)	(2.73)	(0.79)	—	—	(0.79)	7.80	(23.93)[3,6]		0.36	[4,7]	0.28	[4,7]	26.70	[2,7]	—	[8]	26
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.80%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series I shares is 11-5-10. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series II shares is 5-1-07. 10. The inception date for Series III shares is 1-2-08.

American International Trust
SERIES I
12-31-2011	16.33	0.20	[1,2]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)[3]		0.62	[4]	0.62	[4]	1.29	[2]	87		9
12-31-2010	15.52	0.26	[1,2]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	[3]	0.62	[4]	0.62	[4]	1.73	[2]	117		12
12-31-2009	14.31	0.17	[1,2]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59		0.63	[4]	0.63	[4]	1.19	[2]	101		10
12-31-2008	26.71	0.39	[1,2]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)		0.55	[4]	0.55	[4]	1.86	[2]	69		18
12-31-2007	24.92	0.33	[1,2]	4.37	4.70	(0.43)	(2.48)	—	(2.91)	26.71	19.58		0.37	[4]	0.37	[4]	1.23	[2]	106		10
SERIES II
12-31-2011	16.31	0.19	[1,2]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)[3]		0.77	[4]	0.77		1.22	[2]	576		9
12-31-2010	15.51	0.22	[1,2]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	[3]	0.77	[4]	0.77	[4]	1.43	[2]	726		12
12-31-2009	14.30	0.13	[1,2]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41		0.78	[4]	0.78	[4]	0.91	[2]	760		10
12-31-2008	26.67	0.31	[1,2]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)		0.69	[4]	0.69	[4]	1.46	[2]	637		18
12-31-2007	24.86	0.27	[1,2]	4.38	4.65	(0.36)	(2.48)	—	(2.84)	26.67	19.41		0.52	[4]	0.52	[4]	1.01	[2]	1,168		10
SERIES III
12-31-2011	16.28	0.34	[1,2]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)[3]		0.27	[4]	0.27		2.18	[2]	45		9
12-31-2010	15.47	0.40	[1,2]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	[3]	0.27	[4]	0.27	[4]	2.64	[2]	33		12
12-31-2009	14.27	0.64	[1,2]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14		0.28	[4]	0.28	[4]	4.36	[2]	10		10
12-31-2008[5]	26.60	1.07	[1,2]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[6]		0.29	[4,7]	0.29	[4,7]	6.08	[2,7]	—	[8]	18
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series III shares is 1-2-08. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American New World Trust
SERIES I
12-31-2011	13.75	0.20	[1,2]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)[3]		0.66	[4]	0.66	[4]	1.57	[1]	9		14
12-31-2010	11.84	0.28	[1,2]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	[3]	0.66	[4]	0.65	[4]	2.26	[1]	8		26
12-31-2009[5]	8.94	0.24	[1,2]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73	[3,6]	0.66	[4,7]	0.63	[4,7]	3.27	[1,7]	2		22
SERIES II
12-31-2011	13.74	0.14	[1,2]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)[3]		0.81	[4]	0.81	[4]	1.04	[1]	66		14
12-31-2010	11.84	0.14	[1,2]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	[3]	0.81	[4]	0.80	[4]	1.12	[1]	95		26
12-31-2009	8.15	0.12	[1,2]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	[3]	0.84	[4]	0.78	[4]	1.17	[1]	77		22
12-31-2008	14.76	0.10	[1,2]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)[3]		0.83	[4]	0.78	[4]	0.82	[1]	41		60
12-31-2007[8]	12.50	0.56	[1,2]	2.02	2.58	(0.23)	(0.09)	—	(0.32)	14.76	20.73	[6]	0.88	[4,7]	0.88	[4,7]	5.79	[1,7]	83		8
SERIES III
12-31-2011	13.72	0.22	[1,2]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)[3]		0.31	[4]	0.31		1.70	[1]	3		14
12-31-2010	11.81	0.22	[1,2]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	[3]	0.31	[4]	0.30	[4]	1.76	[1]	3		26
12-31-2009	8.13	0.24	[1,2]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	[3]	0.34	[4]	0.28	[4]	2.31	[1]	2		22
12-31-2008[9]	14.71	0.47	[1,2]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[3,6]		0.33	[4,7]	0.28	[4,7]	4.60	[1,7]	—	[10]	60
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series I shares is 5-6-09. 6. Not annualized. 7. Annualized. 8. The inception date for Series II shares is 5-1-07. 9. The inception date for Series III shares is 1-2-08. 10. Less than $500,000.

Balanced Trust
SERIES I
12-31-2011	16.34	0.22	[1]	(0.06)	0.16	(0.22)	(0.09)	—	(0.31)	16.19	1.01	[2]	1.04		0.99		1.36		1		36
12-31-2010	14.83	0.20	[1]	1.64	1.84	(0.12)	(0.21)	—	(0.33)	16.34	12.58	[2]	1.02		1.02		1.33		1		35
12-31-2009[3]	12.50	0.11	[1]	2.58	2.69	(0.13)	(0.23)	—	(0.36)	14.83	21.52	[2,4]	1.23	[5]	1.06	[5]	1.12	[5]	—	[6]	80
SERIES NAV
12-31-2011	16.34	0.23	[1]	(0.05)	0.18	(0.23)	(0.09)	—	(0.32)	16.20	1.13	[2]	0.99		0.94		1.42		132		36
12-31-2010	14.83	0.21	[1]	1.64	1.85	(0.13)	(0.21)	—	(0.34)	16.34	12.64	[2]	0.97		0.97		1.37		96		35
12-31-2009[3]	12.50	0.11	[1]	2.59	2.70	(0.14)	(0.23)	—	(0.37)	14.83	21.58	[2,4]	1.18	[5]	1.01	[5]	1.18	[5]	33		80
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I and Series NAV shares is 4-30-09. 4. Not annualized. 5. Annualized. 6. Less than $500,000.

Blue Chip Growth Trust
SERIES I
12-31-2011	20.25	0.02	[1]	0.27	0.29	— [2]	—	—	— [2]	20.54	1.44	[3]	0.86		0.83		0.12		277		33
12-31-2010	17.45	—	[1,2]	2.82	2.82	(0.02)	—	—	(0.02)	20.25	16.15	[3]	0.87		0.84		(0.01)		328		44
12-31-2009	12.23	0.02	[1]	5.22	5.24	(0.02)	—	—	(0.02)	17.45	42.89	[3]	0.89		0.86		0.11		335		47
12-31-2008	21.70	0.03	[1]	(9.14)	(9.11)	(0.05)	(0.31)	—	(0.36)	12.23	(42.53)[3]		0.90		0.87		0.18		281		58
12-31-2007	19.39	0.08	[1]	2.38	2.46	(0.15)	—	—	(0.15)	21.70	12.75	[3,4]	0.88		0.85		0.40		593		34
SERIES II
12-31-2011	20.15	(0.02)[1]		0.27	0.25	—	—	—	—	20.40	1.24	[3]	1.06		1.03		(0.08)		122		33
12-31-2010	17.39	(0.04)[1]		2.81	2.77	(0.01)	—	—	(0.01)	20.15	15.94	[3]	1.07		1.04		(0.21)		137		44
12-31-2009	12.21	(0.01)[1]		5.20	5.19	(0.01)	—	—	(0.01)	17.39	42.56	[3]	1.09		1.06		(0.09)		131		47
12-31-2008	21.65	—	[1,2]	(9.11)	(9.11)	(0.02)	(0.31)	—	(0.33)	12.21	(42.63)[3]		1.10		1.07		(0.02)		102		58
12-31-2007	19.32	0.04	[1]	2.37	2.41	(0.08)	—	—	(0.08)	21.65	12.51	[3,4]	1.08		1.05		0.21		176		34
SERIES NAV
12-31-2011	20.22	0.04	[1]	0.25	0.29	— [2]	—	—	— [2]	20.51	1.45	[3]	0.81		0.78		0.17		1,286		33
12-31-2010	17.41	0.01	[1]	2.82	2.83	(0.02)	—	—	(0.02)	20.22	16.25	[3]	0.82		0.79		0.05		1,361		44
12-31-2009	12.20	0.03	[1]	5.21	5.24	(0.03)	—	—	(0.03)	17.41	42.97	[3]	0.84		0.81		0.18		1,135		47
12-31-2008	21.66	0.04	[1]	(9.12)	(9.08)	(0.07)	(0.31)	—	(0.38)	12.20	(42.52)[3]		0.85		0.82		0.23		1,299		58
12-31-2007	19.36	0.10	[1]	2.37	2.47	(0.17)	—	—	(0.17)	21.66	12.81	[3,4]	0.83		0.80		0.46		2,491		34
1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, less than $0.005 and $0.01 for Series I, Series II and Series NAV. The total returns excluding the payment from affiliates was 12.70%, 12.51% and 12.76% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Trust
SERIES I
12-31-2011	9.94	0.01	[1]	— [2]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	[3]	0.79		0.78		0.05		181		52
12-31-2010	8.90	0.01	[1]	1.04	1.05	(0.01)	—	—	(0.01)	9.94	11.83	[3]	0.79		0.79		0.16		217		77	[4]
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.29	[3]	0.80		0.80		0.26		136		85
12-31-2008	10.05	0.04	[1]	(3.78)	(3.74)	(0.04)	—	—	(0.04)	6.27	(37.22)		0.81		0.81		0.41		114		97
12-31-2007	9.07	0.03	[1]	1.02	1.05	(0.03)	(0.04)	—	(0.07)	10.05	11.61	[3,5]	0.82		0.82		0.31		227		73
SERIES II
12-31-2011	9.85	(0.02)[1]		— [2]	(0.02)	— [2]	—	—	— [2]	9.83	(0.17)[3]		0.99		0.98		(0.15)		72		52
12-31-2010	8.83	—	[1,2]	1.02	1.02	— [2]	—	—	— [2]	9.85	11.58	[3]	0.99		0.99		(0.05)		84		77	[4]
12-31-2009	6.22	—	[1,6]	2.61	2.61	— [2]	—	—	— [2]	8.83	42.04	[3]	1.00		1.00		0.06		71		85
12-31-2008	9.96	0.02	[1]	(3.74)	(3.72)	(0.02)	—	—	(0.02)	6.22	(37.36)		1.01		1.01		0.21		52		97
12-31-2007	8.99	0.01	[1]	1.01	1.02	(0.01)	(0.04)	—	(0.05)	9.96	11.36	[3,5]	1.02		1.02		0.11		97		73
SERIES NAV
12-31-2011	9.94	0.01	[1]	— [2]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	[3]	0.74		0.73		0.10		770		52
12-31-2010	8.90	0.02	[1]	1.04	1.06	(0.02)	—	—	(0.02)	9.94	11.88	[3]	0.74		0.74		0.19		821		77	[4]
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.36	[3]	0.75		0.75		0.31		791		85
12-31-2008	10.06	0.04	[1]	(3.78)	(3.74)	(0.05)	—	—	(0.05)	6.27	(37.23)		0.76		0.76		0.46		526		97
12-31-2007	9.08	0.03	[1]	1.03	1.06	(0.04)	(0.04)	—	(0.08)	10.06	11.69	[3,5]	0.77		0.77		0.36		780		73
1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Excludes merger activity. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I and Series II and $0.01 for Series NAV. The total returns excluding the payment from affiliates was 11.61%, 11.36% and 11.58% for Series I, Series II and Series NAV, respectively. 6. Less than $0.005 per share.

Capital Appreciation Value Trust
SERIES I
12-31-2011	11.50	0.19	[1]	0.16	0.35	(0.16)	(0.18)	—	(0.34)	11.51	3.13	[2]	0.95		0.91		1.59		1		83
12-31-2010	11.47	0.16	[1]	1.41	1.57	(0.18)	(1.36)	—	(1.54)	11.50	13.83	[2]	1.02		0.98		1.38		1		62
12-31-2009	9.02	0.20	[1]	2.52	2.72	(0.22)	(0.05)	—	(0.27)	11.47	30.06	[2]	1.05		1.01		1.93		1		91
12-31-2008[3]	12.50	0.15	[1]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[2,4]		1.22	[5]	1.18	[5]	2.01	[5]	—	[6]	55
SERIES II
12-31-2011	11.49	0.16	[1]	0.16	0.32	(0.14)	(0.18)	—	(0.32)	11.49	2.88	[2]	1.15		1.11		1.39		301		83
12-31-2010	11.46	0.14	[1]	1.40	1.54	(0.15)	(1.36)	—	(1.51)	11.49	13.63	[2]	1.22		1.18		1.15		335		62
12-31-2009	9.02	0.17	[1]	2.52	2.69	(0.20)	(0.05)	—	(0.25)	11.46	29.84	[2]	1.25		1.21		1.70		337		91
12-31-2008[3]	12.50	0.16	[1]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[2,4]		1.42	[5]	1.38	[5]	2.46	[5]	141		55
SERIES NAV
12-31-2011	11.49	0.19	[1]	0.15	0.34	(0.16)	(0.18)	—	(0.34)	11.49	3.09	[2]	0.90		0.86		1.66		17		83
12-31-2010	11.46	0.17	[1]	1.40	1.57	(0.18)	(1.36)	—	(1.54)	11.49	13.90	[2]	0.97		0.93		1.42		5		62
12-31-2009	9.02	0.19	[1]	2.52	2.71	(0.22)	(0.05)	—	(0.27)	11.46	30.12	[2]	1.00		0.96		1.89		3		91
12-31-2008[3]	12.50	0.16	[1]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[2,4]		1.17	[5]	1.13	[5]	2.26	[5]	1		55
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 4. Not annualized. 5. Annualized. 6. Less than $500,000.

Core Allocation Trust
SERIES I
12-31-2011	15.93	0.28	[1,2]	(0.52)	(0.24)	(0.26)	(0.44)	—	(0.70)	14.99	(1.49)[3]		0.26	[4]	0.17	[4]	1.77	[2]	13		7
12-31-2010	14.76	0.31	[1,2]	1.31	1.62	(0.23)	(0.22)	—	(0.45)	15.93	11.00	[3]	0.22	[4]	0.16	[4]	2.05	[2]	10		19
12-31-2009[5]	12.50	0.46	[1,2]	2.33	2.79	(0.24)	(0.29)	—	(0.53)	14.76	22.25	[3,6]	0.50	[4,7]	0.12	[4,7]	4.77	[2,7]	4		18
SERIES II
12-31-2011	15.93	0.24	[1,2]	(0.51)	(0.27)	(0.23)	(0.44)	—	(0.67)	14.99	(1.69)[3]		0.46	[4]	0.37	[4]	1.52	[2]	103		7
12-31-2010	14.77	0.27	[1,2]	1.31	1.58	(0.20)	(0.22)	—	(0.42)	15.93	10.72	[3]	0.42	[4]	0.36	[4]	1.76	[2]	76		19
12-31-2009[5]	12.50	0.37	[1,2]	2.40	2.77	(0.21)	(0.29)	—	(0.50)	14.77	22.10	[3,6]	0.70	[4,7]	0.32	[4,7]	3.84	[2,7]	31		18
SERIES NAV
12-31-2011	15.92	0.28	[1,2]	(0.51)	(0.23)	(0.27)	(0.44)	—	(0.71)	14.98	(1.44)[3]		0.21	[4]	0.12	[4]	1.72	[2]	—	[8]	7
12-31-2010[9]	15.56	0.23	[1,2]	0.59	0.82	(0.24)	(0.22)	—	(0.46)	15.92	5.28	[3,6]	0.17	[4,7]	0.11	[4,7]	2.27	[2,7]	—	[8]	19
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.48% – 0.99%, 0.48% – 1.00% and 0.49% – 1.06% based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10 and 12-31-09, respectively. 5. The inception date for Series I and Series II shares is 5-1-09. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series NAV shares is 4-30-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Allocation Plus Trust
SERIES I
12-31-2011	10.89	0.13	[1]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.31)[2]		1.04		1.04		1.20		24		154
12-31-2010	10.13	0.15	[1]	0.90	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.50	[2]	1.04		1.04		1.44		27		132
12-31-2009	8.50	0.11	[1]	2.03	2.14	(0.16)	(0.35)	—	(0.51)	10.13	25.20	[2]	1.12		1.12		1.16		25		174
12-31-2008[3]	12.50	0.12	[1]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[2,4]		1.63		1.63		1.12		11		97
SERIES II
12-31-2011	10.90	0.11	[1]	(0.39)	(0.28)	(0.12)	(0.58)	—	(0.70)	9.92	(2.52)[2]		1.24		1.24		1.00		142		154
12-31-2010	10.14	0.13	[1]	0.90	1.03	(0.10)	(0.17)	—	(0.27)	10.90	10.29	[2]	1.24		1.24		1.23		161		132
12-31-2009	8.50	0.09	[1]	2.04	2.13	(0.14)	(0.35)	—	(0.49)	10.14	25.10	[2]	1.32		1.32		0.98		157		174
12-31-2008[3]	12.50	0.09	[1]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[2,4]		1.83		1.83		0.92		56		97
SERIES NAV
12-31-2011	10.89	0.13	[1]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.26)[2]		0.99		0.99		1.24		77		154
12-31-2010	10.13	0.16	[1]	0.89	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.55	[2]	0.99		0.99		1.51		56		132
12-31-2009	8.49	0.12	[1]	2.03	2.15	(0.16)	(0.35)	—	(0.51)	10.13	25.41	[2]	1.07		1.07		1.23		22		174
12-31-2008[3]	12.50	0.13	[1]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[2,4]		1.59		1.59		1.15		4		97
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I, Series II and Series NAV shares is 1-2-08. 4. Not annualized.

Core Disciplined Diversification Trust
SERIES II
12-31-2011	16.86	0.35	[1,2]	(0.68)	(0.33)	(0.34)	(0.06)	—	(0.40)	16.13	(1.97)[3]		0.41	[4]	0.37	[4]	2.09	[2]	190		9
12-31-2010	15.32	0.36	[1,2]	1.50	1.86	(0.25)	(0.07)	—	(0.32)	16.86	12.20	[3]	0.38	[4]	0.36	[4]	2.31	[2]	150		5
12-31-2009[5]	12.50	0.47	[1,2]	2.66	3.13	(0.25)	(0.06)	—	(0.31)	15.32	25.02	[3,6]	0.54	[4,7]	0.32	[4,7]	4.74	[2,7]	62		8
SERIES NAV
12-31-2011	16.86	0.38	[1,2]	(0.68)	(0.30)	(0.38)	(0.06)	—	(0.44)	16.12	(1.78)[3]		0.16	[4]	0.12	[4]	2.22	[2]	—	[8]	9
12-31-2010[9]	16.15	0.29	[1,2]	0.78	1.07	(0.29)	(0.07)	—	(0.36)	16.86	6.68	[3,6]	0.12	[4,7]	0.11	[4,7]	2.75	[2,7]	—	[8]	5
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.48% – 0.86%, 0.48% – 0.82% and 0.49% – 0.70% based on the mix of underlying funds held by the portfolio for 12-31-11, 12-31-10 and 12-31-09, respectively. 5. The inception date for Series II shares is 5-1-09. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series NAV shares is 4-30-10.

Core Fundamental Holdings Trust
SERIES I
12-31-2011	15.73	0.27	[1,2]	(0.15)	0.12	(0.26)	(0.08)	—	(0.34)	15.51	0.78	[3]	0.44	[4]	0.45	[4]	1.67	[2]	—	[5]	8
12-31-2010[6]	15.31	0.27	[1,2]	0.52	0.79	(0.25)	(0.12)	—	(0.37)	15.73	5.20	[3,7]	0.43	[4,8]	0.43	[4,8]	2.63	[2,8]	—	[5]	3
SERIES II
12-31-2011	15.74	0.24	[1,2]	(0.16)	0.08	(0.23)	(0.08)	—	(0.31)	15.51	0.52	[3]	0.64	[4]	0.65	[4]	1.51	[2]	257		8
12-31-2010	14.67	0.29	[1,2]	1.12	1.41	(0.22)	(0.12)	—	(0.34)	15.74	9.65	[3]	0.66	[4]	0.64	[4]	1.91	[2]	228		3
12-31-2009[9]	12.50	0.40	[1,2]	1.98	2.38	(0.20)	(0.01)	—	(0.21)	14.67	19.05	[3,7]	0.74	[4,8]	0.60	[4,8]	4.21	[2,8]	105		11
SERIES III
12-31-2011	15.72	0.31	[1,2]	(0.16)	0.15	(0.29)	(0.08)	—	(0.37)	15.50	0.99	[3]	0.24	[4]	0.25	[4]	1.95	[2]	23		8
12-31-2010	14.65	0.34	[1,2]	1.15	1.49	(0.30)	(0.12)	—	(0.42)	15.72	10.08	[3]	0.26	[4]	0.24	[4]	2.28	[2]	20		3
12-31-2009[9]	12.50	0.42	[1,2]	2.00	2.42	(0.26)	(0.01)	—	(0.27)	14.65	19.35	[3,7]	0.34	[4,8]	0.20	[4,8]	4.42	[2,8]	9		11
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.53%, 0.29% – 0.53% and 0.29% – 0.54% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-11, 12-31-10 and 12-31-09, respectively. 5. Less than $500,000. 6. The inception date for Series I shares is 4-30-10. 7. Not annualized. 8. Annualized. 9. The inception date for Series II and Series III shares is 5-1-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Global Diversification Trust
SERIES I
12-31-2011	16.01	0.32	[1,2]	(0.89)	(0.57)	(0.29)	(0.16)	—	(0.45)	14.99	(3.56)[3]		0.44	[4]	0.45	[4]	2.00	[2]	—	[5]	11
12-31-2010[6]	15.50	0.30	[1,2]	0.68	0.98	(0.28)	(0.19)	—	(0.47)	16.01	6.40	[3,7]	0.43	[4,8]	0.42	[4,8]	2.89	[2,8]	—	[5]	10
SERIES II
12-31-2011	16.02	0.25	[1,2]	(0.85)	(0.60)	(0.26)	(0.16)	—	(0.42)	15.00	(3.75)[3]		0.64	[4]	0.65	[4]	1.59	[2]	287		11
12-31-2010	15.21	0.32	[1,2]	0.93	1.25	(0.25)	(0.19)	—	(0.44)	16.02	8.29	[3]	0.65	[4]	0.64	[4]	2.12	[2]	279		10
12-31-2009[9]	12.50	0.45	[1,2]	2.46	2.91	(0.20)	— [10]	—	(0.20)	15.21	23.26	[3,7]	0.74	[4,8]	0.60	[4,8]	4.49	[2,8]	129		20
SERIES III
12-31-2011	16.00	0.33	[1,2]	(0.87)	(0.54)	(0.32)	(0.16)	—	(0.48)	14.98	(3.36)[3]		0.24	[4]	0.25	[4]	2.09	[2]	18		11
12-31-2010	15.19	0.39	[1,2]	0.92	1.31	(0.31)	(0.19)	—	(0.50)	16.00	8.71	[3]	0.25	[4]	0.24	[4]	2.54	[2]	16		10
12-31-2009[9]	12.50	0.50	[1,2]	2.45	2.95	(0.26)	— [10]	—	(0.26)	15.19	23.58	[3,7]	0.34	[4,8]	0.20	[4,8]	5.02	[2,8]	6		20
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.56%, 0.29% – 0.61% and 0.29% – 0.56% based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10 and 12-31-09. 5. Less than $500,000. 6. The inception date for Series I shares is 4-30-10. 7. Not annualized. 8. Annualized. 9. The inception date for Series II and Series III shares is 5-1-09. 10. Less than $0.005 per share.

Disciplined Diversification Trust
SERIES I
12-31-2011	12.32	0.20	[1]	(0.46)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.09)[2]		0.91		0.91		1.64		—	[3]	13
12-31-2010	11.03	0.17	[1]	1.31	1.48	(0.19)	—	—	(0.19)	12.32	13.40	[2]	0.92		0.87		1.45		—	[3]	5
12-31-2009	8.90	0.16	[1]	2.26	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.22	[2]	0.94		0.75		1.72		—	[3]	62
12-31-2008[4]	12.50	0.19	[1]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[5]		1.04	[6]	0.75	[6]	2.63	[6]	1		7
SERIES II
12-31-2011	12.33	0.18	[1]	(0.47)	(0.29)	(0.24)	(0.05)	—	(0.29)	11.75	(2.29)[2]		1.11		1.11		1.42		207		13
12-31-2010	11.04	0.15	[1]	1.30	1.45	(0.16)	—	—	(0.16)	12.33	13.18	[2]	1.12		1.07		1.33		240		5
12-31-2009	8.91	0.16	[1]	2.24	2.40	(0.19)	(0.08)	—	(0.27)	11.04	26.96	[2]	1.14		0.95		1.58		221		62
12-31-2008[4]	12.50	0.15	[1]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[5]		1.24	[6]	0.95	[6]	2.13	[6]	117		7
SERIES NAV
12-31-2011	12.32	0.21	[1]	(0.47)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.04)[2]		0.86		0.86		1.68		130		13
12-31-2010	11.03	0.18	[1]	1.30	1.48	(0.19)	—	—	(0.19)	12.32	13.45	[2]	0.87		0.82		1.57		104		5
12-31-2009	8.90	0.17	[1]	2.25	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.27	[2]	0.89		0.70		1.66		46		62
12-31-2008[4]	12.50	0.16	[1]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[5]		0.99	[6]	0.70	[6]	2.40	[6]	2		7
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000. 4. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 5. Not annualized. 6. Annualized.

Emerging Markets Value Trust
SERIES I
12-31-2011	15.99	0.17	[1]	(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)[2]		1.13		1.13		1.27		7		18
12-31-2010	13.52	0.09	[1]	2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	[2]	1.12		1.12		0.65		11		21
12-31-2009	6.74	0.07	[1]	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	[2]	1.13		1.13		0.68		8		28
12-31-2008	14.64	0.25	[1]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)[2]		1.14		1.14		2.53		3		19
12-31-2007[3]	12.50	0.14	[1]	2.41	2.55	(0.09)	(0.32)	—	(0.41)	14.64	20.57	[2,4]	1.14	[5]	1.13	[5]	1.46	[5]	1		9
SERIES NAV
12-31-2011	15.98	0.18	[1]	(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)[2]		1.08		1.08		1.32		915		18
12-31-2010	13.51	0.11	[1]	2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	[2]	1.07		1.07		0.80		1,088		21
12-31-2009	6.73	0.08	[1]	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	[2]	1.08		1.08		0.84		1,028		28
12-31-2008	14.56	0.27	[1]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)[2]		1.09		1.09		2.42		300		19
12-31-2007[3]	12.50	0.15	[1]	2.33	2.48	(0.10)	(0.32)	—	(0.42)	14.56	19.94	[2,4]	1.09	[5]	1.08	[5]	1.61	[5]	517		9
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I and Series NAV shares is 5-1-07. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Equity-Income Trust
SERIES I
12-31-2011	13.87	0.27	[1]	(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)[2]		0.86	0.83	1.91	311	19	[3]
12-31-2010	12.27	0.23	[1]	1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	[2]	0.87	0.84	1.84	348	14
12-31-2009	9.96	0.22	[1]	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	[2]	0.90	0.86	2.17	352	17	[3]
12-31-2008	16.47	0.34	[1]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)[2]		0.91	0.87	2.48	344	32
12-31-2007	18.52	0.32	[1]	0.28	0.60	(0.54)	(2.11)	—	(2.65)	16.47	3.35	[2,4]	0.89	0.86	1.73	694	25
SERIES II
12-31-2011	13.84	0.24	[1]	(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)[2]		1.06	1.03	1.73	174	19	[3]
12-31-2010	12.24	0.21	[1]	1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	[2]	1.07	1.04	1.64	178	14
12-31-2009	9.93	0.20	[1]	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	[2]	1.10	1.06	1.96	172	17	[3]
12-31-2008	16.42	0.32	[1]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)[2]		1.11	1.07	2.30	147	32
12-31-2007	18.44	0.28	[1]	0.29	0.57	(0.48)	(2.11)	—	(2.59)	16.42	3.16	[2,4]	1.09	1.06	1.54	278	25
SERIES NAV
12-31-2011	13.83	0.27	[1]	(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)[2]		0.81	0.78	1.98	1,471	19	[3]
12-31-2010	12.23	0.24	[1]	1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	[2]	0.82	0.79	1.90	1,427	14
12-31-2009	9.93	0.22	[1]	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	[2]	0.85	0.81	2.13	1,390	17	[3]
12-31-2008	16.43	0.35	[1]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)[2]		0.86	0.82	2.55	808	32
12-31-2007	18.49	0.33	[1]	0.28	0.61	(0.56)	(2.11)	—	(2.67)	16.43	3.39	[2,4]	0.84	0.81	1.79	1,431	25
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 per share for Series I and Series NAV and $0.01 for Series II. The total returns excluding the payment from affiliates was 3.35%, 3.10% and 3.39% for Series I, Series II and Series NAV, respectively.

Financial Services Trust
SERIES I
12-31-2011	11.84	0.10	[1]	(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)[2]		0.94	0.93	0.90	92	12
12-31-2010	10.58	0.09	[1]	1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	[2]	0.93	0.93	0.80	125	15
12-31-2009	7.53	0.05	[1]	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	[2]	0.96	0.96	0.63	45	13
12-31-2008	14.54	0.10	[1]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)[2]		0.95	0.95	0.91	33	11
12-31-2007	18.78	0.13	[1]	(1.45)	(1.32)	(0.24)	(2.68)	—	(2.92)	14.54	(6.82)[2,3]		0.91	0.91	0.68	52	12
SERIES II
12-31-2011	11.79	0.08	[1]	(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)[2]		1.14	1.13	0.71	23	12
12-31-2010	10.54	0.06	[1]	1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	[2]	1.13	1.13	0.58	32	15
12-31-2009	7.51	0.04	[1]	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	[2]	1.16	1.16	0.43	34	13
12-31-2008	14.48	0.08	[1]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)[2]		1.15	1.15	0.71	26	11
12-31-2007	18.67	0.09	[1]	(1.43)	(1.34)	(0.17)	(2.68)	—	(2.85)	14.48	(6.93)[2,3]		1.11	1.11	0.49	43	12
SERIES NAV
12-31-2011	11.82	0.11	[1]	(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)[2]		0.89	0.88	0.95	18	12
12-31-2010	10.57	0.09	[1]	1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	[2]	0.88	0.88	0.83	23	15
12-31-2009	7.52	0.06	[1]	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	[2]	0.91	0.91	0.68	25	13
12-31-2008	14.53	0.11	[1]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)[2]		0.90	0.90	0.97	20	11
12-31-2007	18.77	0.14	[1]	(1.45)	(1.31)	(0.25)	(2.68)	—	(2.93)	14.53	(6.74)[2,3]		0.86	0.86	0.75	42	12
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: Less than $0.005 per share for Series I and Series NAV and $0.01 for Series II. The total returns excluding the payment from affiliates was (6.82)%, (6.99)% and (6.74)% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2011	9.95	0.29	[1,2]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)		0.12		0.12	[3]	2.92	[2]	44	3
12-31-2010	9.33	0.37	[1,2]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	[4]	0.12		0.10	[3]	3.87	[2]	47	5
12-31-2009	7.36	0.39	[1,2]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	[4]	0.12		0.08	[3]	4.68	[2]	43	8
12-31-2008[5]	11.16	0.59	[1,2]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[4,6]		0.15	[7]	0.08	[3,7]	7.77	[2,7]	12	4
SERIES II
12-31-2011	9.97	0.26	[1,2]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)		0.32		0.32	[3]	2.60	[2]	1,154	3
12-31-2010	9.35	0.33	[1,2]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	[4]	0.32		0.30	[3]	3.51	[2]	1,335	5
12-31-2009	7.38	0.32	[1,2]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	[4]	0.32		0.28	[3]	3.89	[2]	1,358	8
12-31-2008	12.05	0.29	[1,2]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)[4]		0.33		0.28	[3]	2.94	[2]	1,111	4
12-31-2007[8]	12.50	0.12	[1,2]	(0.50)	(0.38)	(0.07)	—	—	(0.07)	12.05	(3.08)[4,6]		0.33	[7]	0.28	[3,7]	1.47	[2,7]	1,139	2
SERIES NAV
12-31-2011	9.95	0.34	[1,2]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)		0.07		0.07	[3]	3.41		10	3
12-31-2010	9.33	0.41	[1,2]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	[4]	0.07		0.05	[3]	4.37		8	5
12-31-2009	7.36	0.53	[1,2]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	[4]	0.07		0.03	[3]	6.34		5	8
12-31-2008[9]	11.26	0.60	[1,2]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[4,6]		0.08	[7]	0.03	[3,7]	10.86	[7]	1	4
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% – 1.03%, 0.85% – 1.03%, 0.86% – 1.03%, 0.87% – 1.06% and 0.86% – 1.06% based on the mix of underlying funds held by the portfolio, for years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. The inception date for Series I shares is 1-28-08. 6. Not annualized. 7. Annualized. 8. The inception date for Series II shares is 5-1-07. 9. The inception date for Series NAV shares is 4-28-08.

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)
SERIES I
12-31-2011	12.90	0.13	[1]	(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)[2]		0.76		0.76		0.98		117	146
12-31-2010	10.90	0.13	[1]	2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	[2]	0.76		0.76		1.18		142	120
12-31-2009	8.61	0.12	[1]	2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	[2]	0.75		0.75		1.26		133	147
12-31-2008	15.35	0.18	[1]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)[2]		0.79		0.79		1.42		127	151
12-31-2007	17.36	0.22	[1]	0.41	0.63	(0.21)	(2.43)	—	(2.64)	15.35	3.78	[2,3]	0.80		0.80		1.26		271	159
SERIES II
12-31-2011	12.90	0.10	[1]	(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)[2]		0.96		0.96		0.78		60	146
12-31-2010	10.90	0.11	[1]	2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	[2]	0.96		0.96		0.97		71	120
12-31-2009	8.61	0.10	[1]	2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	[2]	0.95		0.95		1.06		69	147
12-31-2008	15.32	0.15	[1]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)[2]		0.99		0.99		1.21		63	151
12-31-2007	17.33	0.17	[1]	0.42	0.59	(0.17)	(2.43)	—	(2.60)	15.32	3.57	[2,3]	1.00		1.00		0.97		132	159
SERIES NAV
12-31-2011	12.95	0.13	[1]	(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)[2]		0.71		0.71		1.03		1,032	146
12-31-2010	10.94	0.14	[1]	2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	[2]	0.71		0.71		1.22		1,171	120
12-31-2009	8.64	0.12	[1]	2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	[2]	0.70		0.70		1.31		1,100	147
12-31-2008	15.41	0.19	[1]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)[2]		0.74		0.74		1.62		958	151
12-31-2007	17.41	0.24	[1]	0.41	0.65	(0.22)	(2.43)	—	(2.65)	15.41	3.88	[2,3]	0.75		0.75		1.35		1	159
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for all Series. The total returns excluding the payments from affiliates were 3.78%, 3.57% and 3.88% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)
SERIES I
12-31-2011	10.34	0.19	[1,2]	(0.30)	(0.11)	(0.16)	—	—	(0.16)	10.07	(1.05)[3]		0.66	[4]	0.66	[4]	1.86	[2]	3		3
12-31-2010	9.51	0.28	[1,2]	0.71	0.99	(0.16)	—	—	(0.16)	10.34	10.35	[3]	0.67	[4]	0.65	[4]	2.89	[2]	3		6
12-31-2009	7.61	0.23	[1,2]	1.82	2.05	(0.15)	—	—	(0.15)	9.51	26.88	[3]	0.67	[4,5]	0.63	[4]	2.64	[2]	—	[6]	3
12-31-2008	11.91	0.26	[1,2]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)[3]		0.69	[4,5]	0.64	[4]	2.50	[2]	—	[6]	1
12-31-2007[7]	12.50	0.24	[1,2]	(0.62)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.05)[3,8]		3.26	[4,9]	1.04	[4,9]	12.00	[2,9]	—	[6]	—	[8]
SERIES II
12-31-2011	10.35	0.14	[1,2]	(0.26)	(0.12)	(0.15)	—	—	(0.15)	10.08	(1.20)[3]		0.81	[4]	0.81	[4]	1.30	[2]	992		3
12-31-2010	9.52	0.14	[1,2]	0.83	0.97	(0.14)	—	—	(0.14)	10.35	10.19	[3]	0.82	[4]	0.80	[4]	1.38	[2]	1,122		6
12-31-2009	7.62	0.14	[1,2]	1.89	2.03	(0.13)	—	—	(0.13)	9.52	26.68	[3]	0.82	[4,5]	0.78	[4]	1.61	[2]	1,089		3
12-31-2008	11.91	0.48	[1,2]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)[3]		0.84	[4]	0.79	[4]	4.98	[2]	600		1
12-31-2007[7]	12.50	0.51	[1,2]	(0.90)	(0.39)	(0.20)	—	—	(0.20)	11.91	(3.08)[3,8]		1.25	[4,9]	1.20	[4,9]	24.93	[2,9]	58		—	[8]
SERIES III
12-31-2011	10.34	0.19	[1,2]	(0.26)	(0.07)	(0.20)	—	—	(0.20)	10.07	(0.70)[3]		0.31	[4]	0.31	[4]	1.86	[2]	60		3
12-31-2010	9.51	0.19	[1,2]	0.83	1.02	(0.19)	—	—	(0.19)	10.34	10.71	[3]	0.32	[4]	0.30	[4]	1.94	[2]	63		6
12-31-2009	7.61	0.22	[1,2]	1.86	2.08	(0.18)	—	—	(0.18)	9.51	27.27	[3]	0.32	[4,5]	0.28	[4]	2.52	[2]	57		3
12-31-2008	11.91	0.75	[1,2]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)[3]		0.34	[4]	0.29	[4]	8.29	[2]	14		1
12-31-2007[7]	12.50	0.25	[1,2]	(0.63)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.00)[3,8]		2.90	[4,9]	0.70	[4,9]	12.35	[2,9]	—	[6]	—	[8]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.60%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Less than $500,000. 7. The inception date for Series I, Series II and Series III shares is 10-31-07. 8. Not annualized. 9. Annualized.

Fundamental Large Cap Value Trust (formerly Optimized Value Trust)
SERIES I
12-31-2011	9.84	0.15	[1]	0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	[2]	0.78		0.78		1.53		45		108
12-31-2010	8.83	0.13	[1]	1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	[2]	0.78		0.78		1.43		—	[3]	154
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	[2]	0.78		0.78		1.69		1		150
12-31-2008	12.77	0.20	[1]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)[2]		0.75		0.75		1.74		—	[3]	176
12-31-2007	15.24	0.25	[1]	(0.96)	(0.71)	(0.31)	(1.45)	—	(1.76)	12.77	(5.13)[2]		0.74		0.74		1.72		1		159
SERIES II
12-31-2011	9.90	0.13	[1]	0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	[2]	0.98		0.98		1.33		13		108
12-31-2010	8.90	0.13	[1]	1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	[2]	0.98		0.98		1.39		14		154
12-31-2009	7.28	0.11	[1]	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	[2]	0.98		0.98		1.50		14		150
12-31-2008	12.83	0.18	[1]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)[2]		0.95		0.95		1.65		13		176
12-31-2007	15.28	0.20	[1]	(0.95)	(0.75)	(0.25)	(1.45)	—	(1.70)	12.83	(5.33)[2]		0.94		0.94		1.34		27		159
SERIES NAV
12-31-2011	9.83	0.16	[1]	0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	[2]	0.73		0.73		1.58		270		108
12-31-2010	8.83	0.14	[1]	1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	[2]	0.73		0.73		1.60		189		154
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	[2]	0.73		0.73		1.78		260		150
12-31-2008	12.77	0.21	[1]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)[2]		0.70		0.70		1.91		331		176
12-31-2007	15.25	0.25	[1]	(0.96)	(0.71)	(0.32)	(1.45)	—	(1.77)	12.77	(5.10)[2]		0.69		0.69		1.72		802		159
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Value Trust
SERIES I
12-31-2011	14.31	0.13	[1]	(0.67)	(0.54)	(0.12)	—	—	(0.12)	13.65	(3.78)[2]		0.85	0.85	0.94	339	14
12-31-2010	12.79	0.11	[1]	1.56	1.67	(0.15)	—	—	(0.15)	14.31	13.10	[2]	0.85	0.85	0.87	429	16
12-31-2009	9.79	0.10	[1]	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	[2]	0.83	0.83	0.92	448	22	[3]
12-31-2008	16.50	0.13	[1]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)[2]		0.86	0.86	1.04	406	28	[3]
12-31-2007	16.82	0.19	[1]	0.47	0.66	(0.28)	(0.70)	—	(0.98)	16.50	4.04	[2]	0.85	0.85	1.13	177	8
SERIES II
12-31-2011	14.29	0.10	[1]	(0.67)	(0.57)	(0.09)	—	—	(0.09)	13.63	(3.99)[2]		1.05	1.05	0.74	272	14
12-31-2010	12.77	0.09	[1]	1.55	1.64	(0.12)	—	—	(0.12)	14.29	12.88	[2]	1.05	1.05	0.67	334	16
12-31-2009	9.77	0.08	[1]	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	[2]	1.03	1.03	0.71	344	22	[3]
12-31-2008	16.45	0.12	[1]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)[2]		1.06	1.06	0.84	282	28	[3]
12-31-2007	16.74	0.16	[1]	0.47	0.63	(0.22)	(0.70)	—	(0.92)	16.45	3.87	[2]	1.05	1.05	0.92	445	8
SERIES NAV
12-31-2011	14.27	0.14	[1]	(0.68)	(0.54)	(0.12)	—	—	(0.12)	13.61	(3.74)[2]		0.80	0.80	0.99	935	14
12-31-2010	12.75	0.12	[1]	1.56	1.68	(0.16)	—	—	(0.16)	14.27	13.20	[2]	0.80	0.80	0.92	990	16
12-31-2009	9.76	0.10	[1]	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	[2]	0.78	0.78	0.95	1,034	22	[3]
12-31-2008	16.45	0.15	[1]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)[2]		0.81	0.81	1.11	684	28	[3]
12-31-2007	16.78	0.20	[1]	0.46	0.66	(0.29)	(0.70)	—	(0.99)	16.45	4.08	[2]	0.80	0.80	1.18	789	8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity.
Global Trust
SERIES I
12-31-2011	14.48	0.31	[1]	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)[2]		0.96	0.94	2.14	150	24
12-31-2010	13.64	0.22	[1]	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	[2]	0.96	0.94	1.64	178	8
12-31-2009	10.54	0.18	[1]	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	[2]	0.96	0.93	1.58	182	10
12-31-2008	17.91	0.33	[1]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)[2]		1.00	0.99	2.26	131	12
12-31-2007	19.20	0.26	[1]	(0.02)	0.24	(0.45)	(1.08)	—	(1.53)	17.91	1.28	[2,3]	0.97	0.96	1.35	303	40
SERIES II
12-31-2011	14.44	0.28	[1]	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)[2]		1.16	1.14	1.94	29	24
12-31-2010	13.60	0.19	[1]	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	[2]	1.16	1.14	1.45	34	8
12-31-2009	10.51	0.16	[1]	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	[2]	1.16	1.13	1.41	36	10
12-31-2008	17.84	0.30	[1]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)[2]		1.20	1.19	2.04	31	12
12-31-2007	19.10	0.25	[1]	(0.05)	0.20	(0.38)	(1.08)	—	(1.46)	17.84	1.09	[2,3]	1.17	1.16	1.27	65	40
SERIES NAV
12-31-2011	14.47	0.32	[1]	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)[2]		0.91	0.89	2.18	404	24
12-31-2010	13.63	0.23	[1]	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	[2]	0.91	0.89	1.69	472	8
12-31-2009	10.53	0.19	[1]	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	[2]	0.91	0.88	1.67	473	10
12-31-2008	17.90	0.32	[1]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)[2]		0.95	0.94	2.22	375	12
12-31-2007	19.20	0.21	[1]	0.04 [4]	0.25	(0.47)	(1.08)	—	(1.55)	17.90	1.32	[2,3]	0.92	0.91	1.12	384	40
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:$0.03, $0.04 and less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 1.11%, 0.87% and 1.32% for Series I, Series II and Series NAV, respectively. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Global Diversification Trust (formerly American Global Diversification Trust)
SERIES I
12-31-2011	10.43	0.20	[1,2]	(0.88)	(0.68)	(0.19)	—	—	(0.19)	9.56	(6.49)[3]		0.67	[4]	0.67	[4]	1.93	[1]	8		4
12-31-2010	9.44	0.38	[1,2]	0.81	1.19	(0.20)	—	—	(0.20)	10.43	12.57	[3]	0.67	[4]	0.66	[4]	3.93	[1]	6		6
12-31-2009	7.04	0.32	[1,2]	2.24	2.56	(0.16)	—	—	(0.16)	9.44	36.32	[3]	0.67	[4]	0.63	[4]	3.58	[1]	1		5
12-31-2008	11.88	0.23	[1,2]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)[3]		0.69	[4]	0.64	[4]	2.31	[1]	—	[5]	6
12-31-2007[6]	12.50	0.27	[1,2]	(0.67)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.17)[3,7]		2.85	[4,8]	0.93	[4,8]	13.38	[1,8]	—	[5]	—
SERIES II
12-31-2011	10.43	0.17	[1,2]	(0.85)	(0.68)	(0.18)	—	—	(0.18)	9.57	(6.54)[3]		0.82	[4]	0.82	[4]	1.61	[1]	740		4
12-31-2010	9.45	0.17	[1,2]	0.99	1.16	(0.18)	—	—	(0.18)	10.43	12.30	[3]	0.82	[4]	0.81	[4]	1.80	[1]	890		6
12-31-2009	7.04	0.14	[1,2]	2.42	2.56	(0.15)	—	—	(0.15)	9.45	36.29	[3]	0.82	[4]	0.78	[4]	1.73	[1]	861		5
12-31-2008	11.88	0.35	[1,2]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)[3]		0.84	[4]	0.79	[4]	3.69	[1]	542		6
12-31-2007[6]	12.50	0.49	[1,2]	(0.89)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.19)[3,7]		1.03	[4,8]	0.98	[4,8]	24.24	[1,8]	108		—
SERIES III
12-31-2011	10.42	0.23	[1,2]	(0.86)	(0.63)	(0.23)	—	—	(0.23)	9.56	(6.05)[3]		0.32	[4]	0.32	[4]	2.22	[1]	—	[5]	4
12-31-2010	9.44	0.23	[1,2]	0.98	1.21	(0.23)	—	—	(0.23)	10.42	12.83	[3]	0.32	[4]	0.31	[4]	2.37	[1]	—	[5]	6
12-31-2009	7.03	0.18	[1,2]	2.42	2.60	(0.19)	—	—	(0.19)	9.44	36.92	[3]	0.32	[4]	0.28	[4]	2.18	[1]	—	[5]	5
12-31-2008	11.87	0.27	[1,2]	(4.38)	(4.11)	(0.28)	(0.45)	—	(0.73)	7.03	(34.44)[3]		0.34	[4]	0.29	[4]	2.66	[1]	—	[5]	6
12-31-2007[6]	12.50	0.28	[1,2]	(0.68)	(0.40)	(0.23)	—	—	(0.23)	11.87	(3.19)[3,7]		2.50	[4,8]	0.58	[4,8]	13.73	[1,8]	—	[5]	—
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.38% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than $500,000. 6. The inception date for Series I, Series II and Series III shares is 10-31-07. 7. Not annualized. 8. Annualized.

Growth Equity Trust
SERIES NAV
12-31-2011	11.50	—	[1,2]	(0.44)	(0.44)	(0.02)	—	—	(0.02)	11.04	(3.86)[3]		0.79		0.79		0.04		429		90
12-31-2010	9.85	0.03	[1]	1.65	1.68	(0.03)	—	—	(0.03)	11.50	17.07	[3]	0.79		0.79		0.26		461		86
12-31-2009	7.45	0.03	[1]	2.40	2.43	(0.03)	—	—	(0.03)	9.85	32.59	[3]	0.79		0.79		0.35		550		109
12-31-2008[4]	12.50	0.02	[1]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[3,5]		0.80	[6]	0.80	[6]	0.23	[6]	299		74
1. Based on the average daily shares outstanding. 2. Less than $0.005 per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Class NAV shares is 4-28-08. 5. Not annualized. 6. Annualized.

Health Sciences Trust
SERIES I
12-31-2011	15.55	(0.10)[1]		1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	[2]	1.18		1.13		(0.59)		56		39
12-31-2010	13.44	(0.05)[1,3]		2.16	2.11	—	—	—	—	15.55	15.70	[2]	1.17		1.12		(0.37)[3]		53		38
12-31-2009	10.35	(0.05)[1]		3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	[2]	1.19		1.14		(0.48)		55		35
12-31-2008	15.10	(0.07)[1]		(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)[2]		1.22		1.17		(0.58)		91		51
12-31-2007	15.71	(0.08)[1,4]		2.67	2.59	—	(3.20)	—	(3.20)	15.10	17.67	[2,5]	1.19		1.14		(0.52)[4]		143		50
SERIES II
12-31-2011	15.23	(0.13)[1]		1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	[2]	1.38		1.33		(0.80)		57		39
12-31-2010	13.19	(0.08)[1,3]		2.12	2.04	—	—	—	—	15.23	15.47	[2]	1.37		1.32		(0.56)[3]		58		38
12-31-2009	10.18	(0.08)[1]		3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	[2]	1.39		1.34		(0.69)		54		35
12-31-2008	14.89	(0.10)[1]		(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)[2]		1.42		1.37		(0.77)		48		51
12-31-2007	15.56	(0.11)[1,4]		2.64	2.53	—	(3.20)	—	(3.20)	14.89	17.44	[2,5]	1.39		1.34		(0.72)[4]		81		50
SERIES NAV
12-31-2011	15.60	(0.09)[1]		1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	[2]	1.13		1.08		(0.54)		34		39
12-31-2010	13.47	(0.04)[1,3]		2.17	2.13	—	—	—	—	15.60	15.81	[2]	1.12		1.07		(0.31)[3]		28		38
12-31-2009	10.37	(0.05)[1]		3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	[2]	1.14		1.09		(0.45)		26		35
12-31-2008	15.12	(0.07)[1]		(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)[2]		1.17		1.12		(0.53)		21		51
12-31-2007	15.72	(0.08)[1,4]		2.68	2.60	—	(3.20)	—	(3.20)	15.12	17.73	[2,5]	1.14		1.09		(0.48)[4]		34		50
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.08 and 0.60%, respectively. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts: $0.03, $0.03 and $0.02 for Series I, Series II and Series NAV, respectively, and percentage of average net assets was 0.18%, 0.18% and 0.17% for Series I, Series II and Series NAV, respectively. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.01 and less than $0.005 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 17.60%, 17.37% and 17.73% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Heritage Trust
SERIES NAV
12-31-2011	13.21	(0.03)[1]		(0.86)	(0.89)	—	(1.57)	—	(1.57)	10.75	(6.54)[2]		0.92		0.92		(0.25)	128	99
12-31-2010	10.37	(0.03)[1]		2.87	2.84	—	—	—	—	13.21	27.39	[2]	0.92		0.92		(0.26)	141	174
12-31-2009	8.83	(0.03)[1]		1.88	1.85	—	(0.31)	—	(0.31)	10.37	21.64	[2]	0.96		0.96		(0.32)	134	175
12-31-2008	17.81	(0.07)[1]		(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)[2]		1.03		1.02		(0.50)	46	205
12-31-2007	14.26	(0.08)[1]		5.54	5.46	—	(1.91)	—	(1.91)	17.81	38.44	[2]	0.96		0.96		(0.49)	158	121
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.
International Core Trust
SERIES I
12-31-2011	9.77	0.26	[1]	(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)[2]		1.07		1.07		2.67	47	39
12-31-2010	9.08	0.16	[1]	0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	[2]	1.07		1.07		1.76	60	43
12-31-2009	8.12	0.18	[1]	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	[2]	1.04		1.04		2.17	64	43
12-31-2008	14.39	0.30	[1]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)[2]		1.11		1.11		2.52	64	63
12-31-2007	15.16	0.32	[1]	1.33	1.65	(0.35)	(2.07)	—	(2.42)	14.39	11.49	[2,3]	1.07		1.07		2.07	129	39
SERIES II
12-31-2011	9.85	0.24	[1]	(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)[2]		1.27		1.27		2.48	22	39
12-31-2010	9.15	0.14	[1]	0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	[2]	1.27		1.27		1.56	28	43
12-31-2009	8.18	0.16	[1]	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	[2]	1.24		1.24		1.93	28	43
12-31-2008	14.46	0.27	[1]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)[2]		1.31		1.31		2.32	26	63
12-31-2007	15.21	0.29	[1]	1.33	1.62	(0.30)	(2.07)	—	(2.37)	14.46	11.21	[2,3]	1.27		1.27		1.85	53	39
SERIES NAV
12-31-2011	9.74	0.27	[1]	(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)[2]		1.02		1.02		2.74	570	39
12-31-2010	9.05	0.16	[1]	0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	[2]	1.02		1.02		1.80	769	43
12-31-2009	8.10	0.18	[1]	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	[2]	0.99		0.99		2.18	690	43
12-31-2008	14.36	0.31	[1]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)[2]		1.06		1.06		2.65	627	63
12-31-2007	15.14	0.32	[1]	1.34	1.66	(0.37)	(2.07)	—	(2.44)	14.36	11.54	[2,3]	1.02		1.02		2.06	1,487	39
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from affiliates increased the end of period net asset value per share by the following amount: $0.01, less than $0.005 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payments from affiliates were 11.42%, 11.21% and 11.46% for Series I, Series II and Series NAV, respectively.

International Growth Stock Trust
SERIES NAV
12-31-2011	13.64	0.21	[1]	(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)[2]		0.98		0.98		1.60	227	27
12-31-2010[3]	12.50	—	[1,4]	1.14	1.14	—	—	—	—	13.64	9.12	[2,5]	1.05	[6]	1.05	[6]	0.02 [6]	157	8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series NAV shares is 9-16-10. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized.

International Opportunities Trust
SERIES I
12-31-2011	12.58	0.07	[1]	(2.07)	(2.00)	(0.09)	—	—	(0.09)	10.49	(15.92)[2]		1.01		1.01		0.62	3	105
12-31-2010	11.23	0.09	[1]	1.43	1.52	(0.17)	—	—	(0.17)	12.58	13.58	[2]	1.01		1.01		0.78	5	123
12-31-2009	8.24	0.08	[1]	3.01	3.09	(0.10)	—	—	(0.10)	11.23	37.55	[2]	0.98		0.98		0.78	5	119
12-31-2008	17.66	0.20	[1]	(8.83)	(8.63)	(0.17)	(0.62)	—	(0.79)	8.24	(50.56)[2]		1.08		1.07		1.51	4	128
12-31-2007	18.15	0.23	[1]	3.10	3.33	(0.29)	(3.53)	—	(3.82)	17.66	20.10	[2]	1.04		1.04		1.22	10	122
SERIES II
12-31-2011	12.63	0.05	[1]	(2.09)	(2.04)	(0.08)	—	—	(0.08)	10.51	(16.13)[2]		1.21		1.21		0.41	26	105
12-31-2010	11.27	0.07	[1]	1.43	1.50	(0.14)	—	—	(0.14)	12.63	13.39	[2]	1.21		1.21		0.63	39	123
12-31-2009	8.27	0.06	[1]	3.02	3.08	(0.08)	—	—	(0.08)	11.27	37.27	[2]	1.18		1.18		0.66	39	119
12-31-2008	17.69	0.16	[1]	(8.82)	(8.66)	(0.14)	(0.62)	—	(0.76)	8.27	(50.66)[2]		1.28		1.27		1.14	32	128
12-31-2007	18.17	0.23	[1]	3.05	3.28	(0.23)	(3.53)	—	(3.76)	17.69	19.77	[2]	1.24		1.24		1.24	84	122
SERIES NAV
12-31-2011	12.58	0.08	[1]	(2.08)	(2.00)	(0.09)	—	—	(0.09)	10.49	(15.91)[2]		0.96		0.96		0.66	378	105
12-31-2010	11.22	0.10	[1]	1.43	1.53	(0.17)	—	—	(0.17)	12.58	13.75	[2]	0.96		0.96		0.93	445	123
12-31-2009	8.24	0.09	[1]	3.00	3.09	(0.11)	—	—	(0.11)	11.22	37.50	[2]	0.93		0.93		0.94	538	119
12-31-2008	17.66	0.18	[1]	(8.80)	(8.62)	(0.18)	(0.62)	—	(0.80)	8.24	(50.51)[2]		1.03		1.02		1.36	474	128
12-31-2007	18.17	0.26	[1]	3.07	3.33	(0.31)	(3.53)	—	(3.84)	17.66	20.10	[2]	0.99		0.99		1.43	870	122
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
SERIES I
12-31-2011	10.50	0.18	[1]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)[2]		1.16		1.04		1.74	41	11
12-31-2010	8.78	0.09	[1]	1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	[2]	1.15		1.15		1.03	62	13
12-31-2009[3]	9.00	—	[1,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,5]		1.11	[6]	1.11	[6]	(0.12)[6]	65	133	[7]
SERIES II
12-31-2011	10.50	0.16	[1]	(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)[2]		1.36		1.24		1.55	26	11
12-31-2010	8.78	0.08	[1]	1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	[2]	1.35		1.35		0.82	36	13
12-31-2009[3]	9.00	—	[1,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,5]		1.31	[6]	1.31	[6]	(0.33)[6]	34	133	[7]
SERIES NAV
12-31-2011	10.50	0.18	[1]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)[2]		1.11		0.99		1.78	35	11
12-31-2010	8.79	0.06	[1]	1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	[2]	1.10		1.10		0.64	32	13
12-31-2009	6.53	0.09	[1]	2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	[2]	1.06		1.06		1.20	131	133	[7]
12-31-2008	12.18	0.18	[1]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)[2]		1.11		1.11		1.89	238	10
12-31-2007	13.24	0.15	[1]	0.52	0.67	(0.22)	(1.51)	—	(1.73)	12.18	5.43	[2]	1.11		1.10		1.08	227	29
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I and Series II shares is 11-16-09. 4. Less than ($0.005) per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity.

International Value Trust
SERIES I
12-31-2011	12.10	0.33	[1]	(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)[2]		0.97		0.93		2.76	116	32
12-31-2010	11.42	0.24	[1]	0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	[2]	0.99		0.98		2.10	162	20	[3]
12-31-2009	9.06	0.22	[1]	2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	[2]	0.94		0.93		2.26	175	25
12-31-2008	17.14	0.47	[1]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)[2]		1.04		1.02		3.47	165	18
12-31-2007	19.38	0.43	[1]	1.26	1.69	(0.84)	(3.09)	—	(3.93)	17.14	9.53	[2,4]	1.02		1.00		2.32	387	24
SERIES II
12-31-2011	12.08	0.31	[1]	(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)[2]		1.17		1.13		2.58	101	32
12-31-2010	11.40	0.21	[1]	0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	[2]	1.19		1.18		1.91	134	20	[3]
12-31-2009	9.04	0.20	[1]	2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	[2]	1.14		1.13		2.04	139	25
12-31-2008	17.09	0.44	[1]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)[2]		1.24		1.22		3.27	118	18
12-31-2007	19.30	0.39	[1]	1.26	1.65	(0.77)	(3.09)	—	(3.86)	17.09	9.36	[2,4]	1.22		1.20		2.12	259	24
SERIES NAV
12-31-2011	12.03	0.32	[1]	(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)[2]		0.92		0.88		2.71	744	32
12-31-2010	11.36	0.24	[1]	0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	[2]	0.94		0.93		2.19	750	20	[3]
12-31-2009	9.01	0.21	[1]	2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	[2]	0.89		0.88		2.22	536	25
12-31-2008	17.06	0.47	[1]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)[2]		0.99		0.97		3.49	582	18
12-31-2007	19.31	0.43	[1]	1.26	1.69	(0.85)	(3.09)	—	(3.94)	17.06	9.61	[2,4]	0.97		0.95		2.32	1,103	24
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Payments from affiliates increased the end of period net asset value per share by the following amount: $0.01 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 9.46%, 9.29% and 9.54% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Large Cap Trust
SERIES I
12-31-2011	12.41	0.11	[1]	(0.42)	(0.31)	(0.17)	—	—	(0.17)	11.93	(2.46)[2]		0.98		0.97		0.86		128	82
12-31-2010	10.98	0.11	[1]	1.44	1.55	(0.12)	—	—	(0.12)	12.41	14.20	[2]	0.84		0.84		0.98		156	61
12-31-2009	8.55	0.10	[1]	2.51	2.61	(0.18)	—	—	(0.18)	10.98	30.85	[2]	0.86		0.86		1.10		158	56
12-31-2008	14.44	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.55	(39.52)[2]		0.80		0.80		1.36		145	71
12-31-2007	15.74	0.17	[1]	0.05 [3]	0.22	(0.20)	(1.32)	—	(1.52)	14.44	1.40	[2,4]	0.80		0.79		1.08		295	43	[5]
SERIES II
12-31-2011	12.39	0.08	[1]	(0.42)	(0.34)	(0.15)	—	—	(0.15)	11.90	(2.74)[2]		1.18		1.17		0.66		9	82
12-31-2010	10.95	0.09	[1]	1.45	1.54	(0.10)	—	—	(0.10)	12.39	14.09	[2]	1.04		1.04		0.78		10	61
12-31-2009	8.53	0.08	[1]	2.50	2.58	(0.16)	—	—	(0.16)	10.95	30.55	[2]	1.06		1.06		0.90		10	56
12-31-2008	14.40	0.14	[1]	(5.86)	(5.72)	(0.15)	—	—	(0.15)	8.53	(39.67)[2]		1.00		1.00		1.15		9	71
12-31-2007	15.66	0.14	[1]	0.06 [3]	0.20	(0.14)	(1.32)	—	(1.46)	14.40	1.27	[2,4]	1.00		1.00		0.88		20	43	[5]
SERIES NAV
12-31-2011	12.38	0.11	[1]	(0.41)	(0.30)	(0.18)	—	—	(0.18)	11.90	(2.41)[2]		0.93		0.92		0.90		12	82
12-31-2010	10.95	0.12	[1]	1.44	1.56	(0.13)	—	—	(0.13)	12.38	14.30	[2]	0.79		0.79		1.04		13	61
12-31-2009	8.52	0.14	[1]	2.48	2.62	(0.19)	—	—	(0.19)	10.95	31.02	[2]	0.81		0.81		1.73		11	56
12-31-2008	14.41	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.52	(39.55)[2]		0.75		0.75		1.38		147	71
12-31-2007	15.70	0.17	[1]	0.07 [3]	0.24	(0.21)	(1.32)	—	(1.53)	14.41	1.53	[2,4]	0.78		0.77		1.09		370	43	[5]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts $0.07, $0.07 and $0.06 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 0.90%, 0.78% and 1.11% for Series I, Series II and Series NAV, respectively. 5. Excludes merger activity.

Lifestyle Balanced PS Series
SERIES II
12-31-2011[1]	12.50	0.25	[2,3]	(0.82)[8]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[4,5]		0.69	[6,7]	0.40	[6,7]	3.12	[3,7]	71	1
1. The inception date for Series II shares is 4-29-11. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.73% – 1.10% for the period ended 12-31-11. 7. Annualized. 8. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

Lifestyle Conservative PS Series
SERIES II
12-31-2011[1]	12.50	0.30	[2,3]	(0.27)[8]	0.03	(0.11)	(0.06)	—	(0.17)	12.36	0.27	[4,5]	1.11	[6,7]	0.40	[6,7]	3.53	[3,7]	29	4
1. The inception date for Series II shares is 4-29-11. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.73% – 1.10% for the period ended 12-31-11. 7. Annualized. 8. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

Lifestyle Growth PS Series
SERIES II
12-31-2011[1]	12.50	0.19	[2,3]	(1.15)[8]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[4,5]		0.58	[6,7]	0.40	[6,7]	2.46	[3,7]	94	8
1. The inception date for Series II shares is 4-29-11. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the period shown. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.73% – 1.10% for the period ended 12-31-11. 7. Annualized. 8. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

Lifestyle Moderate PS Series
SERIES II
12-31-2011[1]	12.50	0.25	[2,3]	(0.57)[9]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[4,5]		0.97	[6,7]	0.40	[6,7]	3.03	[3,7]	36	—	[8]
1. The inception date for Series II shares is 4-29-11. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.73% – 1.10% for the period ended 12-31-11. 7. Annualized. 8. Less than 1%. 9. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
SERIES I
12-31-2011	14.13	(0.05)[1]		(1.25)	(1.30)	—	—	—	—	12.83	(9.20)[2]		0.93	0.93	(0.35)	175	107
12-31-2010	11.48	(0.03)[1]		2.68	2.65	— [3]	—	—	—	14.13	23.08	[2]	0.93	0.93	(0.23)	221	115
12-31-2009	8.74	(0.01)[1]		2.75	2.74	—	—	—	—	11.48	31.35	[2]	0.94	0.94	(0.09)	203	175
12-31-2008	15.98	(0.02)[1]		(6.84)	(6.86)	—	(0.38)	—	(0.38)	8.74	(43.76)[2]		0.94	0.94	(0.12)	186	130	[4]
12-31-2007	16.97	(0.03)[1]		3.63	3.60	—	(4.59)	—	(4.59)	15.98	23.57	[2,5]	0.94	0.93	(0.20)	355	133
SERIES II
12-31-2011	13.84	(0.08)[1]		(1.22)	(1.30)	—	—	—	—	12.54	(9.39)[2]		1.13	1.13	(0.55)	105	107
12-31-2010	11.27	(0.05)[1]		2.62	2.57	—	—	—	—	13.84	22.80	[2]	1.13	1.13	(0.43)	135	115
12-31-2009	8.59	(0.03)[1]		2.71	2.68	—	—	—	—	11.27	31.20	[2]	1.14	1.14	(0.30)	124	175
12-31-2008	15.76	(0.04)[1]		(6.75)	(6.79)	—	(0.38)	—	(0.38)	8.59	(43.93)[2]		1.14	1.14	(0.32)	107	130	[4]
12-31-2007	16.82	(0.07)[1]		3.60	3.53	—	(4.59)	—	(4.59)	15.76	23.35	[2,5]	1.14	1.13	(0.40)	206	133
SERIES NAV
12-31-2011	14.19	(0.04)[1]		(1.25)	(1.29)	—	—	—	—	12.90	(9.09)[2]		0.88	0.88	(0.30)	414	107
12-31-2010	11.53	(0.02)[1]		2.68	2.66	— [3]	—	—	—	14.19	23.07	[2]	0.88	0.88	(0.18)	466	115
12-31-2009	8.77	—	[1,3]	2.76	2.76	—	—	—	—	11.53	31.47	[2]	0.89	0.89	(0.05)	440	175
12-31-2008	16.03	(0.01)[1]		(6.87)	(6.88)	—	(0.38)	—	(0.38)	8.77	(43.75)[2]		0.89	0.89	(0.07)	296	130	[4]
12-31-2007	17.01	(0.02)[1]		3.63	3.61	— [3]	(4.59)	—	(4.59)	16.03	23.59	[2,5]	0.89	0.88	(0.13)	702	133
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share. 4. Excludes merger activity. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 23.49%, 23.27% and 23.51% for Series I, Series II and Series NAV, respectively.

Mid Cap Value Equity Trust
SERIES NAV
12-31-2011	12.36	0.09	[1]	(1.15)	(1.06)	(0.08)	(0.14)	—	(0.22)	11.08	(8.49)[2]		0.94	0.94	0.77	130	63
12-31-2010	10.12	0.08	[1]	2.25	2.33	(0.09)	—	—	(0.09)	12.36	23.12	[2]	0.93	0.93	0.76	141	60
12-31-2009	7.48	0.12	[1]	2.82	2.94	(0.09)	(0.21)	—	(0.30)	10.12	40.42	[2]	0.95	0.95	1.39	136	34
12-31-2008	13.91	0.11	[1]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)[2]		1.01	1.01	0.92	47	51
12-31-2007	13.07	0.15	[1]	1.25	1.40	(0.18)	(0.38)	—	(0.56)	13.91	10.72	[2]	0.92	0.92	1.03	146	30
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.
Mid Value Trust
SERIES I
12-31-2011	11.12	0.11	[1]	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)[2]		1.04	1.00	0.96	271	54
12-31-2010	9.80	0.19	[1]	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	[2]	1.05	1.00	1.88	301	43
12-31-2009	6.74	0.06	[1]	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	[2]	1.06	1.02	0.76	260	62	[3]
12-31-2008	10.69	0.13	[1]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)[2]		1.13	1.08	1.56	33	85
12-31-2007	13.67	0.22	[1]	(0.11)	0.11	(0.28)	(2.81)	—	(3.09)	10.69	0.51	[2]	1.09	1.04	1.70	11	69
SERIES II
12-31-2011	11.12	0.08	[1]	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)[2]		1.24	1.20	0.74	83	54
12-31-2010	9.81	0.17	[1]	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	[2]	1.25	1.20	1.65	106	43
12-31-2009	6.74	0.04	[1]	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	[2]	1.26	1.22	0.52	105	62	[3]
12-31-2008	10.68	0.08	[1]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)[2]		1.33	1.28	0.91	8	85
12-31-2007	13.64	0.21	[1]	(0.12)	0.09	(0.24)	(2.81)	—	(3.05)	10.68	0.31	[2]	1.29	1.24	1.60	16	69
SERIES NAV
12-31-2011	11.08	0.11	[1]	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)[2]		0.99	0.95	1.02	370	54
12-31-2010	9.77	0.19	[1]	1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	[2]	1.00	0.95	1.90	393	43
12-31-2009	6.72	0.07	[1]	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	[2]	1.01	0.97	0.88	375	62	[3]
12-31-2008	10.67	0.11	[1]	(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)[2]		1.08	1.03	1.16	75	85
12-31-2007	13.65	0.24	[1]	(0.11)	0.13	(0.30)	(2.81)	—	(3.11)	10.67	0.60	[2]	1.04	0.99	1.87	159	69
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mutual Shares Trust
SERIES I
12-31-2011	9.84	0.18	[1]	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)[2]		1.08		1.08		1.84		190	38
12-31-2010	9.05	0.26	[1,3]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	[2]	1.08		1.08		2.76	[3]	173	30
12-31-2009	7.33	0.12	[1]	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	[2]	1.08		1.08		1.45		123	58
12-31-2008[4]	10.91	0.11	[1]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[2,5]		1.13	[6]	1.11	[6]	1.38	[6]	18	44
SERIES NAV
12-31-2011	9.84	0.19	[1]	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)[2]		1.03		1.03		1.89		415	38
12-31-2010	9.06	0.26	[1,3]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	[2]	1.03		1.03		2.78	[3]	469	30
12-31-2009	7.33	0.13	[1]	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	[2]	1.03		1.03		1.72		468	58
12-31-2008	11.95	0.16	[1]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)[2]		1.07		1.06		1.67		373	44
12-31-2007[7]	12.50	0.12	[1]	(0.67)	(0.55)	—	—	—	—	11.95	(4.40)[2,5]		1.22	[6]	1.06	[6]	1.52	[6]	379	48
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.11 and 1.22%, respectively. 4. The inception date for Series I shares is 1-28-08. 5. Not annualized. 6. Annualized. 7. The inception date for Series NAV shares is 5-1-07.

Natural Resources Trust
SERIES I
12-31-2011	12.77	0.09	[1]	(2.68)	(2.59)	(0.06)	—	—	(0.06)	10.12	(20.29)[2]		1.11		1.11		0.72		13	87
12-31-2010	11.15	0.06	[1]	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	[2]	1.08		1.08		0.52		18	82
12-31-2009	13.43	0.07	[1]	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	[2]	1.08		1.08		0.73		17	30
12-31-2008	28.81	0.16	[1]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)[2]		1.13		1.13		0.66		14	24
12-31-2007	31.83	0.17	[1]	11.67	11.84	(0.42)	(14.44)	—	(14.86)	28.81	40.68	[2,3]	1.13		1.13		0.47		35	35
SERIES II
12-31-2011	12.62	0.06	[1]	(2.63)	(2.57)	(0.04)	—	—	(0.04)	10.01	(20.38)[2]		1.31		1.31		0.52		125	87
12-31-2010	11.03	0.03	[1]	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	[2]	1.28		1.28		0.32		191	82
12-31-2009	13.33	0.05	[1]	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	[2]	1.26		1.26		0.50		188	30
12-31-2008	28.54	0.11	[1]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)[2]		1.33		1.33		0.43		112	24
12-31-2007	31.59	0.09	[1]	11.60	11.69	(0.30)	(14.44)	—	(14.74)	28.54	40.44	[2,3]	1.33		1.33		0.27		302	35
SERIES NAV
12-31-2011	12.56	0.09	[1]	(2.64)	(2.55)	(0.06)	—	—	(0.06)	9.95	(20.27)[2]		1.06		1.06		0.78		68	87
12-31-2010	10.97	0.06	[1]	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	[2]	1.03		1.03		0.57		80	82
12-31-2009	13.33	0.06	[1]	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	[2]	1.09		1.09		0.62		73	30
12-31-2008	28.63	0.17	[1]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)[2]		1.08		1.08		0.71		244	24
12-31-2007	31.70	0.19	[1]	11.63	11.82	(0.45)	(14.44)	—	(14.89)	28.63	40.81	[2,3]	1.08		1.08		0.54		808	35
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 40.68%, 40.44% and 40.81% for Series I, Series II and Series NAV, respectively.

Real Estate Securities Trust
SERIES I
12-31-2011	11.37	0.14	[1]	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	[2]	0.79		0.79		1.17		97	86
12-31-2010	8.96	0.21	[1]	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	[2]	0.78		0.78		2.09		106	99
12-31-2009	7.10	0.22	[1]	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	[2]	0.79		0.79		3.17		94	113
12-31-2008	12.40	0.27	[1]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)[2]		0.80		0.80		2.45		89	84
12-31-2007	27.64	0.35	[1]	(3.13)	(2.78)	(0.63)	(11.83)	—	(12.46)	12.40	(15.61)[2]		0.78		0.78		1.68		188	77
SERIES II
12-31-2011	11.39	0.12	[1]	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	[2]	0.99		0.99		0.97		74	86
12-31-2010	8.98	0.19	[1]	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	[2]	0.98		0.98		1.90		82	99
12-31-2009	7.11	0.20	[1]	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	[2]	0.99		0.99		2.93		71	113
12-31-2008	12.40	0.25	[1]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)[2]		1.00		1.00		2.26		61	84
12-31-2007	27.59	0.32	[1]	(3.14)	(2.82)	(0.54)	(11.83)	—	(12.37)	12.40	(15.77)[2]		0.98		0.98		1.55		123	77
SERIES NAV
12-31-2011	11.30	0.15	[1]	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	[2]	0.74		0.74		1.24		214	86
12-31-2010	8.91	0.22	[1]	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	[2]	0.73		0.73		2.14		211	99
12-31-2009	7.06	0.22	[1]	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	[2]	0.74		0.74		3.21		177	113
12-31-2008	12.34	0.28	[1]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)[2]		0.75		0.75		2.52		153	84
12-31-2007	27.58	0.37	[1]	(3.13)	(2.76)	(0.65)	(11.83)	—	(12.48)	12.34	(15.56)[2]		0.73		0.73		1.79		301	77
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Science & Technology Trust
SERIES I
12-31-2011	16.91	(0.05)[1]	(1.26)	(1.31)	—	—	—	—	15.60	(7.75)[2]		1.16	1.13	(0.30)	299	115
12-31-2010	13.57	(0.06)[1]	3.40	3.34	—	—	—	—	16.91	24.61	[2]	1.16	1.13	(0.40)	370	117
12-31-2009	8.25	(0.01)[1]	5.33	5.32	—	—	—	—	13.57	64.48	[2]	1.15	1.12	(0.13)	321	128
12-31-2008	14.85	(0.03)[1]	(6.57)	(6.60)	—	—	—	—	8.25	(44.44)[2]		1.20	1.18	(0.21)	151	132
12-31-2007	12.42	(0.06)[1]	2.49	2.43	—	—	—	—	14.85	19.57	[2,3]	1.19	1.16	(0.40)	338	128
SERIES II
12-31-2011	16.68	(0.09)[1]	(1.24)	(1.33)	—	—	—	—	15.35	(7.97)[2]		1.36	1.33	(0.51)	45	115
12-31-2010	13.41	(0.08)[1]	3.35	3.27	—	—	—	—	16.68	24.38	[2]	1.36	1.33	(0.60)	61	117
12-31-2009	8.16	(0.04)[1]	5.29	5.25	—	—	—	—	13.41	64.34	[2]	1.35	1.32	(0.33)	57	128
12-31-2008	14.73	(0.05)[1]	(6.52)	(6.57)	—	—	—	—	8.16	(44.60)[2]		1.40	1.38	(0.41)	30	132
12-31-2007	12.35	(0.08)[1]	2.46	2.38	—	—	—	—	14.73	19.27	[2,3]	1.39	1.36	(0.60)	70	128
SERIES NAV
12-31-2011	16.97	(0.04)[1]	(1.27)	(1.31)	—	—	—	—	15.66	(7.72)[2]		1.11	1.08	(0.25)	10	115
12-31-2010	13.61	(0.05)[1]	3.41	3.36	—	—	—	—	16.97	24.69	[2]	1.11	1.08	(0.36)	12	117
12-31-2009	8.27	(0.01)[1]	5.35	5.34	—	—	—	—	13.61	64.57	[2]	1.10	1.07	(0.07)	7	128
12-31-2008	14.88	(0.02)[1]	(6.59)	(6.61)	—	—	—	—	8.27	(44.42)[2]		1.15	1.13	(0.16)	3	132
12-31-2007	12.44	(0.05)[1]	2.49	2.44	—	—	—	—	14.88	19.61	[2,3]	1.14	1.11	(0.34)	4	128
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.02, $0.01 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payments from affiliates were 19.40%, 19.19% and 19.53% for Series I, Series II and Series NAV, respectively.

Small Cap Growth Trust
SERIES I
12-31-2011	10.12	(0.06)[1]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)[2]		1.16	1.15	(0.62)	83	136
12-31-2010	8.29	(0.06)[1]	1.89	1.83	—	—	—	—	10.12	22.07	[2]	1.15	1.15	(0.69)	77	139
12-31-2009	6.16	(0.04)[1]	2.17	2.13	—	—	—	—	8.29	34.58	[2]	1.15	1.15	(0.54)	55	200
12-31-2008	10.33	(0.02)[1]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)[2]		1.19	1.19	(0.28)	31	191	[3]
12-31-2007	11.53	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.33	13.99	[2,4]	1.18	1.17	(0.20)	29	104
SERIES II
12-31-2011	9.98	(0.08)[1]	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)[2]		1.36	1.35	(0.82)	32	136
12-31-2010	8.20	(0.08)[1]	1.86	1.78	—	—	—	—	9.98	21.71	[2]	1.35	1.35	(0.89)	36	139
12-31-2009	6.10	(0.05)[1]	2.15	2.10	—	—	—	—	8.20	34.43	[2]	1.35	1.35	(0.74)	33	200
12-31-2008	10.25	(0.04)[1]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)[2]		1.39	1.39	(0.47)	27	191	[3]
12-31-2007	11.48	(0.05)[1]	1.46	1.41	—	(2.64)	—	(2.64)	10.25	13.77	[2,4]	1.38	1.37	(0.41)	40	104
SERIES NAV
12-31-2011	10.15	(0.06)[1]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)[2]		1.11	1.10	(0.58)	266	136
12-31-2010	8.31	(0.06)[1]	1.90	1.84	—	—	—	—	10.15	22.14	[2]	1.10	1.10	(0.64)	291	139
12-31-2009	6.18	(0.03)[1]	2.16	2.13	—	—	—	—	8.31	34.47	[2]	1.10	1.10	(0.49)	276	200
12-31-2008	10.34	(0.02)[1]	(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)[2]		1.14	1.14	(0.23)	181	191	[3]
12-31-2007	11.54	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.34	13.98	[2,4]	1.13	1.12	(0.16)	245	104
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for all Series. The total returns excluding the payments from affiliates were 13.99%, 13.77% and 13.98% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Opportunities Trust
SERIES I
12-31-2011	19.58	—	[1,6]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)[2]		1.10	1.01	(0.02)	32	36
12-31-2010	15.10	0.02	[1]	4.46	4.48	—	—	—	—	19.58	29.67	[2]	1.10	1.02	0.11	45	37
12-31-2009	11.28	(0.01)[1]		3.83	3.82	—	—	—	—	15.10	33.87	[2]	1.27	1.19	(0.08)	36	54
12-31-2008	20.65	0.17	[1]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)[2]		1.11	1.11	1.03	33	107
12-31-2007	24.40	0.30	[1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,3]		1.08	1.08	1.23	73	41
SERIES II
12-31-2011	19.44	(0.04)[1]		(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)[2]		1.30	1.21	(0.21)	33	36
12-31-2010	15.03	(0.01)[1]		4.42	4.41	—	—	—	—	19.44	29.34	[2]	1.30	1.22	(0.08)	40	37
12-31-2009	11.25	(0.04)[1]		3.82	3.78	—	—	—	—	15.03	33.60	[2]	1.47	1.39	(0.28)	31	54
12-31-2008	20.57	0.14	[1]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)[2]		1.31	1.31	0.83	26	107
12-31-2007	24.26	0.25	[1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,3]		1.28	1.28	1.05	54	41
SERIES NAV
12-31-2011	19.47	0.01	[1]	(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)[2]		1.05	0.96	0.04	88	36
12-31-2010	15.01	0.03	[1]	4.43	4.46	—	—	—	—	19.47	29.71	[2]	1.05	0.97	0.16	98	37
12-31-2009	11.20	—	[1,4]	3.81	3.81	—	—	—	—	15.01	34.02	[2]	1.22	1.14	— [5]	86	54
12-31-2008	20.53	0.17	[1]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)[2]		1.06	1.06	1.04	86	107
12-31-2007	24.28	0.32	[1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,3]		1.03	1.03	1.34	243	41
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.02 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was (7.70%), (7.89%) and (7.65%) for Series I, Series II and Series NAV, respectively. 4. Less than $0.005 per share. 5. Less than 0.005%. 6. Less than ($0.005) per share.

Small Cap Value Trust
SERIES I
12-31-2011	18.89	0.10	[1]	0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	[2]	1.14	1.14	0.53	229	20
12-31-2010	15.04	0.15	[1]	3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	[2]	1.15	1.15	0.92	217	23
12-31-2009	11.76	0.09	[1]	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	[2]	1.16	1.16	0.73	137	29
12-31-2008	16.20	0.16	[1]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)[2]		1.17	1.17	1.08	96	42
12-31-2007	20.58	0.18	[1]	(0.59)	(0.41)	(0.18)	(3.79)	—	(3.97)	16.20	(2.93)[2]		1.16	1.16	0.92	117	46	[3]
SERIES II
12-31-2011	18.85	0.06	[1]	0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	[2]	1.34	1.34	0.32	46	20
12-31-2010	15.00	0.11	[1]	3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	[2]	1.35	1.35	0.65	53	23
12-31-2009	11.73	0.06	[1]	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	[2]	1.36	1.36	0.51	40	29
12-31-2008	16.16	0.13	[1]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)[2]		1.37	1.37	0.87	48	42
12-31-2007	20.50	0.12	[1]	(0.56)	(0.44)	(0.11)	(3.79)	—	(3.90)	16.16	(3.08)[2]		1.36	1.36	0.63	69	46	[3]
SERIES NAV
12-31-2011	18.86	0.11	[1]	0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	[2]	1.09	1.09	0.58	306	20
12-31-2010	15.01	0.15	[1]	3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	[2]	1.10	1.10	0.91	313	23
12-31-2009	11.73	0.10	[1]	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	[2]	1.11	1.11	0.77	287	29
12-31-2008	16.18	0.16	[1]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)[2]		1.12	1.12	1.10	134	42
12-31-2007	20.57	0.17	[1]	(0.57)	(0.40)	(0.20)	(3.79)	—	(3.99)	16.18	(2.86)[2]		1.11	1.11	0.87	237	46	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity.
Small Company Growth Trust
SERIES NAV
12-31-2011	15.78	(0.07)[1]		(0.21)[4]	(0.28)	—	—	—	—	15.50	(1.77)[2]		1.08	1.08	(0.42)	101	39
12-31-2010	12.48	(0.06)[1]		3.36	3.30	—	—	—	—	15.78	26.44	[2]	1.10	1.10	(0.44)	108	34
12-31-2009	9.54	(0.02)[1,3]		2.96	2.94	—	—	—	—	12.48	30.82	[2]	1.13	1.13	(0.21)[3]	103	49
12-31-2008	15.81	(0.05)[1]		(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)[2]		1.13	1.13	(0.41)	138	40
12-31-2007	15.11	(0.09)[1]		1.64	1.55	—	(0.85)	—	(0.85)	15.81	10.34	[2]	1.08	1.08	(0.57)	268	37
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.02 and 0.23%, respectively. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust
SERIES I
12-31-2011	17.07	0.06	[1]	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)[2]		1.13		1.07		0.38	85	6
12-31-2010	14.26	0.09	[1]	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	[2]	1.13		1.07		0.60	105	9
12-31-2009	12.97	0.08	[1]	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	[2]	1.13		1.08		0.63	109	11	[3]
12-31-2008	18.24	0.08	[1]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)[2]		1.13		1.08		0.48	108	30
12-31-2007	21.89	0.05	[1]	(0.23)	(0.18)	(0.03)	(3.44)	—	(3.47)	18.24	(1.20)[2,4]		1.11		1.06		0.23	200	18
SERIES II
12-31-2011	16.93	0.03	[1]	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)[2]		1.33		1.27		0.18	78	6
12-31-2010	14.14	0.06	[1]	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	[2]	1.33		1.27		0.41	93	9
12-31-2009	12.88	0.05	[1]	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	[2]	1.33		1.28		0.43	91	11	[3]
12-31-2008	18.11	0.05	[1]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)[2]		1.33		1.28		0.28	82	30
12-31-2007	21.76	0.01	[1]	(0.22)	(0.21)	—	(3.44)	—	(3.44)	18.11	(1.35)[2,4]		1.31		1.26		0.03	145	18
SERIES NAV
12-31-2011	17.03	0.08	[1]	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)[2]		1.08		1.02		0.44	203	6
12-31-2010	14.23	0.10	[1]	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	[2]	1.08		1.02		0.66	215	9
12-31-2009	12.94	0.08	[1]	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	[2]	1.08		1.03		0.68	205	11	[3]
12-31-2008	18.21	0.09	[1]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)[2]		1.08		1.03		0.58	283	30
12-31-2007	21.86	0.07	[1]	(0.23)	(0.16)	(0.05)	(3.44)	—	(3.49)	18.21	(1.14)[2,4]		1.06		1.01		0.35	294	18
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were (1.20%), (1.35%) and (1.14%) for Series I, Series II and Series NAV, respectively.

Smaller Company Growth Trust
SERIES I
12-31-2011	17.59	(0.10)[1]		(1.15)	(1.25)	—	—	—	—	16.34	(7.11)[2]		1.17		1.05		(0.57)	78	89
12-31-2010	14.30	(0.08)[1]		3.61	3.53	—	(0.24)	—	(0.24)	17.59	25.04	[2]	1.16		1.04		(0.53)	101	79
12-31-2009[3]	13.59	—	[1,4]	0.71	0.71	—	—	—	—	14.30	5.22	[2,5]	1.12	[6]	1.01	[6]	(0.26)[6]	95	95	[7]
SERIES II
12-31-2011	17.55	(0.13)[1]		(1.15)	(1.28)	—	—	—	—	16.27	(7.29)[2]		1.37		1.25		(0.77)	20	89
12-31-2010	14.29	(0.11)[1]		3.61	3.50	—	(0.24)	—	(0.24)	17.55	24.85	[2]	1.36		1.24		(0.72)	26	79
12-31-2009[3]	13.59	(0.01)[1]		0.71	0.70	—	—	—	—	14.29	5.15	[2,5]	1.32	[6]	1.21	[6]	(0.46)[6]	24	95	[7]
SERIES NAV
12-31-2011	17.60	(0.09)[1]		(1.15)	(1.24)	—	—	—	—	16.36	(7.05)[2]		1.13		1.00		(0.52)	113	89
12-31-2010	14.30	(0.07)[1]		3.61	3.54	—	(0.24)	—	(0.24)	17.60	25.12	[2]	1.11		0.99		(0.48)	123	79
12-31-2009	10.61	(0.06)[1]		3.75	3.69	—	—	—	—	14.30	34.78	[2]	1.34		1.23		(0.51)	114	95	[7]
12-31-2008[3]	12.50	(0.01)[1]		(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[2,5]		1.30	[6]	1.18	[6]	(0.30)[6]	93	16
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3.  The inception dates for Series I, Series II and Series NAV shares are 11-16-09, 11-16-09 and 10-7-08, respectively. 4. Less than ($0.005) per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity.

U.S. Equity Trust (formerly U.S. Multi Sector Trust)
SERIES NAV
12-31-2011	11.89	0.19	[1]	0.77	0.96	(0.20)	—	—	(0.20)	12.65	8.13	[2]	0.79		0.79		1.55	772	35
12-31-2010	11.18	0.15	[1]	0.73	0.88	(0.17)	—	—	(0.17)	11.89	7.92	[2]	0.79		0.79		1.34	809	66
12-31-2009	9.45	0.16	[1]	1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94	[2]	0.80		0.80		1.61	968	33
12-31-2008	13.38	0.16	[1]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)[2]		0.81		0.80		1.34	507	77
12-31-2007	14.00	0.18	[1]	0.15	0.33	(0.23)	(0.72)	—	(0.95)	13.38	2.38	[2]	0.80		0.79		1.24	1,702	65
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Utilities Trust
SERIES I
12-31-2011	11.62	0.46	[1]	0.30	0.76	(0.46)	—	—	(0.46)	11.92	6.65	[2]	0.97	0.97	3.77		128	51
12-31-2010	10.42	0.36	[1]	1.10	1.46	(0.26)	—	—	(0.26)	11.62	14.03	[2]	0.95	0.95	3.39		116	56
12-31-2009	8.16	0.35	[1,3]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64	[2]	0.95	0.95	3.94	[3]	114	70
12-31-2008	14.34	0.30	[1]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)[2]		1.02	1.02	2.49		94	68
12-31-2007	14.66	0.32	[1]	3.44	3.76	(0.31)	(3.77)	—	(4.08)	14.34	27.40	[2,4]	1.02	1.01	2.07		188	92
SERIES II
12-31-2011	11.53	0.43	[1]	0.32	0.75	(0.44)	—	—	(0.44)	11.84	6.58	[2]	1.17	1.17	3.59		30	51
12-31-2010	10.35	0.34	[1]	1.08	1.42	(0.24)	—	—	(0.24)	11.53	13.73	[2]	1.15	1.15	3.19		32	56
12-31-2009	8.11	0.33	[1,3]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34	[2]	1.15	1.15	3.75	[3]	34	70
12-31-2008	14.23	0.27	[1]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)[2]		1.22	1.22	2.23		30	68
12-31-2007	14.56	0.29	[1]	3.41	3.70	(0.26)	(3.77)	—	(4.03)	14.23	27.10	[2,4]	1.22	1.21	1.86		74	92
SERIES NAV
12-31-2011	11.60	0.46	[1]	0.32	0.78	(0.47)	—	—	(0.47)	11.91	6.80	[2]	0.92	0.92	3.82		36	51
12-31-2010	10.41	0.37	[1]	1.09	1.46	(0.27)	—	—	(0.27)	11.60	14.00	[2]	0.90	0.90	3.49		29	56
12-31-2009	8.16	0.36	[1,3]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58	[2]	0.90	0.90	4.03	[3]	21	70
12-31-2008	14.32	0.31	[1]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)[2]		0.97	0.97	2.62		15	68
12-31-2007	14.65	0.32	[1]	3.45	3.77	(0.33)	(3.77)	—	(4.10)	14.32	27.43	[2,4]	0.97	0.96	2.04		25	92
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.13, $0.12 and $0.13 for Series I, Series II and Series NAV. The percentage of average net assets was 1.41% for all Series. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01 for Series and less than $0.005 for Series II and Series NAV. The total returns excluding the payment from affiliates was 27.31%, 27.10% and 27.43% for Series I, Series II and Series NAV, respectively.

Value Trust
SERIES I
12-31-2011	16.61	0.16	[1]	— [2]	0.16	(0.19)	—	—	(0.19)	16.58	0.98	[3]	0.83	0.83	0.93		197	28
12-31-2010	13.72	0.14	[1]	2.90	3.04	(0.15)	—	—	(0.15)	16.61	22.22	[3]	0.83	0.83	0.94		218	43
12-31-2009	9.84	0.14	[1]	3.89	4.03	(0.15)	—	—	(0.15)	13.72	41.18	[3]	0.84	0.84	1.29		191	70
12-31-2008	17.36	0.16	[1]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)[3]		0.85	0.85	1.09		133	50
12-31-2007	22.72	0.18	[1]	1.54	1.72	(0.32)	(6.76)	—	(7.08)	17.36	8.22	[3,4]	0.83	0.83	0.80		273	73
SERIES II
12-31-2011	16.56	0.12	[1]	0.01	0.13	(0.15)	—	—	(0.15)	16.54	0.84	[3]	1.03	1.03	0.73		30	28
12-31-2010	13.68	0.11	[1]	2.89	3.00	(0.12)	—	—	(0.12)	16.56	21.96	[3]	1.03	1.03	0.73		35	43
12-31-2009	9.82	0.12	[1]	3.87	3.99	(0.13)	—	—	(0.13)	13.68	40.79	[3]	1.04	1.04	1.10		32	70
12-31-2008	17.29	0.13	[1]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)[3]		1.05	1.05	0.88		27	50
12-31-2007	22.62	0.13	[1]	1.54	1.67	(0.24)	(6.76)	—	(7.00)	17.29	8.00	[3,4]	1.03	1.03	0.60		56	73
SERIES NAV
12-31-2011	16.59	0.16	[1]	0.01	0.17	(0.20)	—	—	(0.20)	16.56	1.03	[3]	0.78	0.78	0.98		18	28
12-31-2010	13.70	0.14	[3]	2.91	3.05	(0.16)	—	—	(0.16)	16.59	22.31	[3]	0.78	0.78	0.98		22	43
12-31-2009	9.83	0.15	[1]	3.88	4.03	(0.16)	—	—	(0.16)	13.70	41.19	[3]	0.79	0.79	1.33		17	70
12-31-2008	17.35	0.17	[1]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)[3]		0.80	0.80	1.20		9	50
12-31-2007	22.72	0.19	[1]	1.54	1.73	(0.34)	(6.76)	—	(7.10)	17.35	8.26	[3,4]	0.78	0.78	0.86		11	73
1. Based on the average daily shares outstanding. 2. Less than $0.005 per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.03, $0.03 and $0.02 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 8.03%, 7.82% and 8.14% for Series I, Series II and Series NAV, respectively.

Value & Restructuring Trust
SERIES NAV
12-31-2011	14.15	0.18	[1]	(1.56)	(1.38)	(0.24)	—	—	(0.24)	12.53	(9.75)[2]		0.86	0.86	1.27		213	44
12-31-2010	11.99	0.18	[1]	2.16	2.34	(0.18)	—	—	(0.18)	14.15	19.63	[2]	0.85	0.85	1.49		347	26
12-31-2009	8.42	0.15	[1]	3.60	3.75	(0.18)	—	—	(0.18)	11.99	44.86	[2]	0.86	0.86	1.54		298	22
12-31-2008	16.13	0.19	[1]	(7.74)	(7.55)	(0.16)	—	—	(0.16)	8.42	(46.81)[2]		0.87	0.87	1.43		284	23
12-31-2007	15.14	0.23	[1,3]	1.36	1.59	(0.32)	(0.28)	—	(0.60)	16.13	10.56	[2]	0.86	0.85	1.40		444	22
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to $0.07 and 0.42%, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust), formerly John Hancock Trust, is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), sixty-two of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Fundamental Holdings Trust (formerly American Fundamental Holdings Trust), Global Diversification Trust (formerly American Global Diversification Trust), Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of assets and liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ.

Effective June 27, 2011, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust and U.S. Equity Trust changed their names from Optimized All Cap Trust, Optimized Value Trust and U.S. Multi Sector Trust, respectively.

Effective September 26, 2011, Fundamental Holdings Trust and Global Diversification Trust changed their names from American Fundamental Holdings Trust and American Global Diversification Trust, respectively.

New portfolios.  Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series commenced operations on April 29, 2011.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain Portfolios held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price used to value the security and the difference could be material to the Portfolios. At December 31, 2011, Financial Services Trust held 11.64% of net assets in investments valued by a single pricing source.

As of December 31, 2011, for All Cap Value Trust, American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Fundamental Holdings Trust, Fundamental Large Cap Value Trust, Global Diversification Trust, Growth Equity Trust, Large Cap Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Real Estate Securities Trust, Small Company Growth Trust and U.S. Equity Trust, all investments are categorized as Level 1 under the hierarchy described above.

For All Cap Core Trust, all investments are categorized as Level 1 under hierarchy described above including futures.

For Small Cap Value Trust, all investments are categorized as Level 1 under the hierarchy described above except for repurchase agreements which are categorized as Level 2.

For Small Company Value Trust and Value Trust, all investments are categorized as Level 1 under the hierarchy described above except for preferred securities which are categorized as Level 2.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2011, by major security category or type.

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common Stocks
Consumer Discretionary	$170,547,329	$165,060,289	$5,487,040	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust (continued)
Consumer Staples	$72,750,896	$61,867,285	$10,883,611	—
Energy	84,058,740	70,316,873	13,741,867	—
Financials	85,019,286	75,256,539	9,762,747	—
Health Care	108,153,409	107,476,020	677,389	—
Industrials	100,409,788	93,847,966	6,561,822	—
Information Technology	156,139,961	150,548,201	5,591,760	—
Materials	53,466,360	48,092,713	5,342,649	$30,998
Telecommunication Services	9,603,406	7,591,322	2,012,084	—
Utilities	6,470,413	6,470,413	—	—
Preferred Securities
Consumer Staples	425,862	425,862	—	—
Securities Lending Collateral	78,001,615	78,001,615	—	—
Short-Term Investments	26,500,000	—	26,500,000	—
Total Investments in Securities	$951,547,065	$864,955,098	$86,560,969	$30,998

Balanced Trust
Common Stocks
Consumer Discretionary	$15,084,935	$12,529,843	$2,555,092	—
Consumer Staples	4,882,861	3,173,356	1,709,505	—
Energy	9,233,835	8,279,949	953,886	—
Financials	13,407,587	10,163,680	3,243,907	—
Health Care	8,126,688	6,736,528	1,390,160	—
Industrials	13,025,896	10,857,982	2,167,914	—
Information Technology	14,557,352	13,041,186	1,350,712	$165,454
Materials	4,798,178	3,457,153	1,341,025	—
Telecommunication Services	3,314,085	2,373,399	940,686	—
Utilities	3,311,441	2,786,883	524,558	—
Preferred Securities
Consumer Discretionary	317,002	147,275	169,727	—
U.S. Government & Agency Obligations	28,739,894	—	28,739,894	—
Foreign Government Obligations	664,983	—	664,983	—
Corporate Bonds	9,700,701	—	9,700,701	—
Municipal Bonds	325,251	—	325,251	—
Collateralized Mortgage Obligations	1,235,118	—	1,235,118	—
Asset Backed Securities	954,480	—	954,480	—
Investment Companies	16,736	16,736	—	—
Securities Lending Collateral	9,299,880	9,299,880	—	—
Short-Term Investments	1,115,186	1,115,186	—	—
Total Investments in Securities	$142,112,089	$83,979,036	$57,967,599	$165,454

Blue Chip Growth Trust
Common Stocks
Consumer Discretionary	$375,371,867	$375,371,867	—	—
Consumer Staples	13,030,221	13,030,221	—	—
Energy	130,091,844	130,091,844	—	—
Financials	128,979,627	128,979,627	—	—
Health Care	150,206,052	150,206,052	—	—
Industrials	261,676,346	261,676,346	—	—
Information Technology	518,170,951	490,730,721	$14,753,767	$12,686,463
Materials	65,064,923	65,064,923	—	—
Telecommunication Services	36,338,334	36,338,334	—	—
Securities Lending Collateral	37,772,117	37,772,117	—	—
Short-Term Investments	5,420,036	5,420,036	—	—
Total Investments in Securities	$1,722,122,318	$1,694,682,088	$14,753,767	$12,686,463

Capital Appreciation Trust
Common Stocks
Consumer Discretionary	$252,714,284	$236,392,953	$16,321,331	—
Consumer Staples	65,902,259	65,902,259	—	—
Energy	73,418,870	73,418,870	—	—
Financials	27,992,586	27,992,586	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Trust (continued)
Health Care	$149,388,459	$149,388,459	—	—
Industrials	69,084,011	69,084,011	—	—
Information Technology	330,555,444	330,555,444	—	—
Materials	29,735,003	29,735,003	—	—
Telecommunication Services	19,252,408	19,252,408	—	—
Securities Lending Collateral	55,868,965	55,868,965	—	—
Short-Term Investments	4,026,965	4,026,965	—	—
Total Investments in Securities	$1,077,939,254	$1,061,617,923	$16,321,331	—

Capital Appreciation Value Trust
Common Stocks
Consumer Discretionary	$29,117,621	$29,117,621	—	—
Consumer Staples	20,361,749	20,361,749	—	—
Energy	23,245,795	23,245,795	—	—
Financials	25,133,418	25,133,418	—	—
Health Care	31,351,780	31,351,780	—	—
Industrials	31,365,193	30,225,869	$1,139,324	—
Information Technology	33,438,924	33,438,924	—	—
Materials	2,683,368	2,683,368	—	—
Telecommunication Services	9,803,808	9,803,808	—	—
Utilities	7,313,845	7,313,845	—	—
Preferred Securities
Consumer Discretionary	2,230,800	2,230,800	—	—
Consumer Staples	416,750	—	416,750	—
Financials	1,841,055	1,841,055	—	—
Utilities	1,010,100	1,010,100	—	—
Corporate Bonds	21,976,324	—	21,976,324	—
Convertible Bonds	6,196,604	—	6,196,604	—
Term Loans	31,623,707	—	31,623,707	—
Securities Lending Collateral	23,068,302	23,068,302	—	—
Short-Term Investments	34,592,730	34,592,730	—	—
Total Investments in Securities	$336,771,873	$275,419,164	$61,352,709	—
Other Financial Instruments:
Written Options	($450,678)	($450,678)	—	—

Core Allocation Plus Trust
Common Stocks
Consumer Discretionary	$24,104,202	$20,288,411	$3,815,791	—
Consumer Staples	9,455,911	8,816,248	639,663	—
Energy	15,051,521	14,609,561	441,960	—
Financials	17,827,134	14,173,880	3,653,254	—
Health Care	17,742,741	16,427,174	1,315,567	—
Industrials	17,220,049	13,713,696	3,506,353	—
Information Technology	29,527,287	28,205,436	1,321,851	—
Materials	5,621,880	3,722,557	1,899,323	—
Telecommunication Services	2,922,324	2,377,267	545,057	—
Utilities	4,227,778	4,002,234	225,544	—
U.S. Government & Agency Obligations	30,165,857	—	30,165,857	—
Foreign Government Obligations	948,211	—	948,211	—
Corporate Bonds	34,254,234	—	34,254,234	—
Municipal Bonds	2,720,381	—	2,720,381	—
Capital Preferred Securities	149,776	—	149,776	—
Collateralized Mortgage Obligations	1,595,156	—	1,595,156	—
Asset Backed Securities	625,557	—	625,557	—
Preferred Securities	581,049	581,049	—	—
Investment Companies	263,550	263,550	—	—
Securities Lending Collateral	16,001,456	16,001,456	—	—
Short-Term Investments	38,900,000	—	38,900,000	—
Total Investments in Securities	$269,906,054	$143,182,519	$126,723,535	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Core Allocation Plus Trust (continued)
Other Financial Instruments:				—
Futures	($112,845)	($90,728)	($22,117)	—
Forward Foreign Currency Contracts	($50,150)	—	($50,150)	—
Swaps	($99,769)	—	($99,769)	—

Disciplined Diversification Trust
Common Stocks
Consumer Discretionary	$29,565,908	$20,399,658	$9,166,250	—
Consumer Staples	22,859,880	15,893,758	6,964,472	$1,650
Energy	27,074,761	22,891,670	4,183,091	—
Financials	39,146,440	24,479,767	14,666,673	—
Health Care	22,357,617	19,008,221	3,348,993	403
Industrials	29,979,446	18,465,494	11,513,952	—
Information Technology	30,827,337	25,461,517	5,365,820	—
Materials	18,092,482	10,642,682	7,448,951	849
Telecommunication Services	8,702,583	6,289,737	2,412,846	—
Utilities	8,967,622	6,067,529	2,900,093	—
Preferred Securities
Consumer Discretionary	91,857	36,736	55,121	—
Consumer Staples	144,342	144,342	—	—
Financials	119,876	119,876	—	—
Industrials	47,527	47,527	—	—
Materials	72,165	72,165	—	—
Telecommunication Services	15,327	15,327	—	—
Utilities	72,330	72,330	—	—
U.S. Government & Agency Obligations		—		—
U.S. Government	31,269,530	—	31,269,530	—
U.S. Government Agency	66,295,257	—	66,295,257	—
Stapled Units
Telecommunication Services	434	—	434	—
Rights	3,869	3,711	158	—
Warrants	12	12	—	—
Securities Lending Collateral	23,323,967	23,323,967	—	—
Short-Term Investments	18,844	18,844	—	—
Total Investments in Securities	$359,049,413	$193,454,870	$165,591,641	$2,902

Emerging Markets Value Trust
Common Stocks
Brazil	$109,267,500	$109,267,500	—	—
Chile	17,927,811	17,927,811	—	—
China	94,284,551	16,387,800	$77,676,436	$220,315
Czech Republic	2,733,705	—	2,733,705	—
Hong Kong	50,168,917	4,531,281	45,454,322	183,314
Hungary	3,237,670	—	3,237,670	—
India	67,066,794	18,291,545	48,720,106	55,143
Indonesia	27,664,888	—	27,520,911	143,977
Israel	229,595	—	—	229,595
Malaysia	38,951,158	—	38,935,491	15,667
Mexico	53,034,107	53,034,107	—	—
Philippines	6,896,109	—	6,896,109	—
Poland	13,801,738	—	13,801,738	—
Russia	51,686,523	13,530,079	38,156,444	—
South Africa	69,717,192	6,685,795	63,031,397	—
South Korea	138,657,381	35,333,377	103,323,957	47
Taiwan	112,859,090	3,907,267	108,947,545	4,278
Thailand	22,047,673	—	22,047,673	—
Turkey	14,695,436	—	14,695,436	—
Preferred Securities
Brazil	21,694,787	21,694,787	—	—
India	13,165	—	13,165	—
Malaysia	103,149	—	103,149	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Emerging Markets Value Trust (continued)
Securities Lending Collateral	$71,773,887	$71,773,887	—	—
Short-Term Investments	3,821,598	3,821,598	—	—
Total Investments in Securities	$992,334,424	$376,186,834	$615,295,254	$852,336

Equity-Income Trust
Common Stocks
Consumer Discretionary	$242,341,958	$236,747,803	$5,594,155	—
Consumer Staples	152,165,803	152,165,803	—	—
Energy	262,835,480	262,835,480	—	—
Financials	352,219,768	352,219,768	—	—
Health Care	140,720,537	140,720,537	—	—
Industrials	251,323,109	251,323,109	—	—
Information Technology	137,683,958	137,683,958	—	—
Materials	113,123,950	113,123,950	—	—
Telecommunication Services	82,400,808	67,268,658	15,132,150	—
Utilities	148,517,862	148,517,862	—	—
Preferred Securities
Consumer Discretionary	10,769,913	10,769,913	—	—
Securities Lending Collateral	126,529,051	126,529,051	—	—
Short-Term Investments	59,773,623	59,773,623	—	—
Total Investments in Securities	$2,080,405,820	$2,059,679,515	$20,726,305	—

Financial Services Trust
Common Stocks
Consumer Discretionary	$2,072,427	$2,072,427	—	—
Consumer Staples	3,625,342	3,625,342	—	—
Energy	3,005,295	3,005,295	—	—
Financials	114,357,171	84,916,919	$14,195,469	$15,244,783
Information Technology	5,756,816	5,756,816	—	—
Materials	208,484	—	—	208,484
Securities Lending Collateral	10,878,486	10,878,486	—	—
Short-Term Investments	3,891,981	—	3,891,981	—
Total Investments in Securities	$143,796,002	$110,255,285	$18,087,450	$15,453,267

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)
Common Stocks
Consumer Discretionary	$234,545,837	$234,545,837	—	—
Consumer Staples	45,085,451	26,379,408	$18,706,043	—
Energy	100,551,136	100,551,136	—	—
Financials	201,975,902	201,975,902	—	—
Health Care	131,009,374	131,009,374	—	—
Industrials	121,371,919	121,371,919	—	—
Information Technology	336,120,707	336,120,707	—	—
Materials	22,619,563	22,619,563	—	—
Total Investments in Securities	$1,193,279,889	$1,174,573,846	$18,706,043	—

Fundamental Value Trust
Common Stocks
Consumer Discretionary	$112,374,751	$102,807,724	$9,567,027	—
Consumer Staples	273,491,520	255,907,481	17,584,039	—
Energy	191,696,329	185,178,111	6,518,218	—
Financials	484,964,923	438,221,730	46,743,193	—
Health Care	158,296,241	143,295,511	15,000,730	—
Industrials	83,836,076	51,278,427	32,557,649	—
Information Technology	116,660,119	116,660,119	—	—
Materials	81,964,771	64,022,756	17,581,931	$360,084
Telecommunication Services	2,811,440	2,811,440	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fundamental Value Trust (continued)
Preferred Securities
Materials	$347,913	$347,913	—	—
Convertible Bonds
Materials	843,466	—	$843,466	—
Securities Lending Collateral	81,089,110	81,089,110	—	—
Short-Term Investments	37,627,812	—	37,627,812	—
Total Investments in Securities	$1,626,004,471	$1,441,620,322	$184,024,065	$360,084

Global Trust
Common Stocks
Austria	$3,505,219	—	$3,505,219	—
Bermuda	4,483,024	$4,483,024	—	—
Brazil	4,502,407	4,502,407	—	—
China	3,030,175	3,030,175	—	—
Denmark	447,084	—	447,084	—
France	53,227,193	—	53,227,193	—
Germany	29,761,621	—	29,761,621	—
Hong Kong	6,477,587	—	6,477,587	—
India	2,198,447	2,198,447	—	—
Ireland	14,349,167	5,969,928	8,379,239	—
Italy	14,537,677	—	14,537,677	—
Japan	25,047,928	—	25,047,928	—
Netherlands	38,775,159	—	38,775,159	—
Norway	4,468,798	—	4,468,798	—
Russia	5,040,150	5,040,150	—	—
Singapore	17,175,251	3,522,558	13,652,693	—
South Korea	16,549,783	4,416,057	12,133,726	—
Spain	3,723,190	—	3,723,190	—
Sweden	4,337,956	—	4,337,956	—
Switzerland	43,434,593	12,889,379	30,545,214	—
Taiwan	5,739,226	—	5,739,226	—
Turkey	4,495,260	4,495,260	—	—
United Kingdom	65,850,226	—	65,850,226	—
United States	199,799,947	199,799,947	—	—
Securities Lending Collateral	22,976,257	22,976,257	—	—
Short-Term Investments	10,500,000	—	10,500,000	—
Total Investments in Securities	$604,433,325	$273,323,589	$331,109,736	—

Health Sciences Trust
Common Stocks
Consumer Staples	$1,494,039	$1,205,846	$288,193	—
Health Care	143,578,096	133,172,209	10,300,561	$105,326
Industrials	400,734	400,734	—	—
Information Technology	1,730,134	1,730,134	—	—
Materials	1,226,225	1,226,225	—	—
Preferred Securities
Health Care	113,098	—	—	113,098
Convertible Bonds
Health Care	105,180	—	105,180	—
Warrants	20,929	—	20,929	—
Short-Term Investments	612,446	612,446	—	—
Total Investments in Securities	$149,280,881	$138,347,594	$10,714,863	$218,424
Other Financial Instruments:
Written Options	($2,765,575)	($2,765,575)	—	—

Heritage Trust
Common Stocks
Consumer Discretionary	$24,090,267	$24,090,267	—	—
Consumer Staples	10,019,914	10,019,914	—	—
Energy	13,783,819	13,783,819	—	—
Financials	6,641,509	6,641,509	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Heritage Trust (continued)
Health Care	$17,564,314	$16,538,539	$1,025,775	—
Industrials	18,888,109	18,888,109	—	—
Information Technology	24,577,432	23,707,984	869,448	—
Materials	8,393,419	8,393,419	—	—
Telecommunication Services	1,833,631	1,833,631	—	—
Utilities	808,074	808,074	—	—
Securities Lending Collateral	15,834,391	15,834,391	—	—
Short-Term Investments	2,106,773	2,106,773	—	—
Total Investments in Securities	$144,541,652	$142,646,429	$1,895,223	—
Other Financial Instruments:
Forward Foreign Currency Contracts	$13,159	—	$13,159	—

International Core Trust
Common Stocks
Australia	$30,121,084	—	$30,121,084	—
Austria	3,610,183	—	3,610,183	—
Belgium	3,327,262	—	3,327,262	—
Bermuda	159,282	—	159,282	—
Canada	16,882,140	$16,882,140	—	—
Denmark	3,040,493	—	3,040,493	—
Finland	3,050,578	—	3,050,578	—
France	73,559,146	—	73,559,146	—
Germany	40,299,651	—	40,299,651	—
Greece	1,473,901	—	1,473,901	—
Hong Kong	9,942,828	—	9,942,828	—
Ireland	8,415,326	—	8,415,326	—
Israel	332,953	—	332,953	—
Italy	33,862,822	—	33,862,822	—
Japan	151,952,795	—	151,952,795	—
Jersey, C.I.	1,291,209	—	1,291,209	—
Netherlands	29,055,394	—	29,055,394	—
New Zealand	3,839,121	—	3,839,121	—
Norway	715,963	—	715,963	—
Portugal	1,459,106	—	1,459,106	—
Singapore	9,610,380	—	9,610,380	—
Spain	29,679,853	—	29,679,853	—
Sweden	3,937,469	—	3,937,469	—
Switzerland	28,770,298	—	28,770,298	—
United Kingdom	119,933,190	—	119,933,190	—
United States	245,082	—	245,082	—
Preferred Securities
Germany	5,124,581	—	5,124,581	—
Securities Lending Collateral	18,478,920	18,478,920	—	—
Short-Term Investments	19,021,598	19,021,598	—	—
Total Investments in Securities	$651,192,608	$54,382,658	$596,809,950	—
Other Financial Instruments:
Futures	$18,485	$208,928	($190,443)	—
Forward Foreign Currency Contracts	$59,000	—	$59,000	—

International Growth Stock Trust
Common Stocks
Australia	$13,174,277	—	$13,174,277	—
Belgium	4,351,481	—	4,351,481	—
Brazil	5,557,179	$5,557,179	—	—
Canada	13,233,347	13,233,347	—	—
China	2,717,934	—	2,717,934	—
Denmark	3,381,308	—	3,381,308	—
France	14,163,670	—	14,163,670	—
Germany	11,091,108	—	11,091,108	—
Hong Kong	5,167,655	—	5,167,655	—
India	1,993,338	1,993,338	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Growth Stock Trust (continued)
Ireland	$3,924,628	—	$3,924,628	—
Israel	3,917,342	$3,917,342	—	—
Japan	20,811,096	—	20,811,096	—
Mexico	7,795,744	7,795,744	—	—
Netherlands	9,896,662	675,760	9,220,902	—
Russia	2,077,557	—	2,077,557	—
Singapore	5,309,195	—	5,309,195	—
South Korea	5,588,976	—	5,588,976	—
Spain	1,206,578	—	1,206,578	—
Sweden	6,805,628	—	6,805,628	—
Switzerland	20,127,158	—	20,127,158	—
Taiwan	3,023,445	—	3,023,445	—
Turkey	1,414,832	—	1,414,832	—
United Kingdom	38,669,663	—	38,669,663	—
Preferred Securities
Germany	2,235,009	—	2,235,009	—
Short-Term Investments	22,865,085	22,865,085	—	—
Total Investments in Securities	$230,499,895	$56,037,795	$174,462,100	—

International Opportunities Trust
Common Stocks
Argentina	$9,697,372	$9,697,372	—	—
Belgium	10,734,479	—	$10,734,479	—
Brazil	15,098,972	15,098,972	—	—
Canada	21,221,824	21,221,824	—	—
China	13,400,083	9,369,080	4,031,003	—
Denmark	13,870,774	—	13,870,774	—
France	15,492,638	—	15,492,638	—
Germany	17,592,013	—	17,592,013	—
Hong Kong	28,430,573	—	28,430,573	—
India	3,809,911	3,809,911	—	—
Ireland	24,621,623	8,163,619	16,458,004	—
Israel	4,076,894	4,076,894	—	—
Italy	1,387,699	—	1,387,699	—
Japan	40,774,736	—	40,774,736	—
Luxembourg	10,348,304	—	10,348,304	—
Mexico	4,243,967	4,243,967	—	—
Netherlands	20,896,999	9,257,153	11,639,846	—
South Korea	4,466,791	—	4,466,791	—
Spain	7,159,310	—	7,159,310	—
Sweden	4,575,558	—	4,575,558	—
Switzerland	48,080,448	—	48,080,448	—
Taiwan	12,347,085	12,347,085	—	—
United Kingdom	42,771,297	—	42,771,297	—
United States	17,751,827	17,751,827	—	—
Short-Term Investments	19,875,643	19,875,643	—	—
Total Investments in Securities	$412,726,820	$134,913,347	$277,813,473	—

International Small Company Trust
Common Stocks
Australia	$8,240,061	$278,080	$7,959,347	$2,634
Austria	755,180	—	755,180	—
Belgium	1,100,836	—	1,100,836	—
Bermuda	536,784	—	536,784	—
Canada	11,391,306	11,366,747	24,553	6
Cayman Islands	26,646	6,254	20,392	—
China	51,735	—	51,735	—
Cyprus	59,358	—	59,358	—
Denmark	859,924	—	859,924	—
Finland	2,250,757	—	2,250,757	—
France	3,128,875	—	3,128,875	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust (continued)
Germany	$4,438,950	—	$4,438,950	—
Gibraltar	188,102	—	188,102	—
Greece	580,726	—	580,726	—
Hong Kong	2,120,430	—	2,104,524	$15,906
Ireland	1,301,948	—	1,301,948	—
Isle Of Man	16,473	—	16,473	—
Israel	568,354	—	568,354	—
Italy	2,352,051	—	2,352,051	—
Japan	26,108,151	—	26,108,151	—
Jersey, C.I.	30,964	—	30,964	—
Liechtenstein	103,460	—	103,460	—
Luxembourg	125,938	—	125,938	—
Netherlands	1,797,767	—	1,797,767	—
New Zealand	776,560	—	776,560	—
Nigeria	30,957	—	30,957	—
Norway	874,642	—	874,642	—
Papua New Guinea	8,221	—	8,221	—
Peru	51,525	—	51,525	—
Portugal	346,155	—	346,155	—
Russia	5,533	—	5,533	—
Singapore	1,051,169	—	1,051,169	—
South Africa	34,046	$34,046	—	—
Spain	2,227,685	—	2,227,685	—
Sweden	3,017,894	—	3,017,894	—
Switzerland	4,699,939	—	4,699,939	—
United Arab Emirates	141,180	—	141,180	—
United Kingdom	18,320,839	—	18,318,031	2,808
United States	368,554	265,598	102,956	—
Rights	896	608	288	—
Warrants	3,801	3,801	—	—
Securities Lending Collateral	3,440,182	3,440,182	—	—
Short-Term Investments	990,236	990,236	—	—
Total Investments in Securities	$104,524,790	$16,385,552	$88,117,884	$21,354

International Value Trust
Common Stocks
Australia	$7,206,779	—	$7,206,779	—
Austria	8,802,032	—	8,802,032	—
Bermuda	4,943,528	$4,943,528	—	—
Brazil	9,430,255	9,430,255	—	—
Canada	12,825,328	12,825,328	—	—
China	12,709,614	4,887,288	7,822,326	—
Denmark	14,851,178	—	14,851,178	—
France	117,386,974	—	117,386,974	—
Germany	64,497,360	—	64,497,360	—
Hong Kong	12,889,766	—	12,889,766	—
India	8,029,290	—	8,029,290	—
Ireland	8,307,689	—	8,307,689	—
Italy	8,769,087	—	8,769,087	—
Japan	64,760,312	—	64,760,312	—
Netherlands	105,168,189	—	105,168,189	—
Norway	45,132,607	—	45,132,607	—
Russia	12,968,116	12,919,204	48,912	—
Singapore	23,808,218	12,555,974	11,252,244	—
South Korea	58,881,704	18,115,554	40,766,150	—
Spain	15,685,513	—	15,685,513	—
Sweden	7,559,522	—	7,559,522	—
Switzerland	90,863,296	5,874,466	84,988,830	—
Taiwan	43,382,757	—	43,382,757	—
United Kingdom	170,501,791	—	170,501,791	—
Securities Lending Collateral	39,959,109	39,959,109	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Value Trust (continued)
Short-Term Investments	$26,300,000	—	$26,300,000	—
Total Investments in Securities	$995,620,014	$121,510,706	$874,109,308	—

Mid Cap Stock Trust
Common Stocks
Consumer Discretionary	$147,434,533	$140,205,617	$7,228,916	—
Consumer Staples	10,197,231	10,197,231	—	—
Energy	72,622,672	62,246,735	10,375,937	—
Financials	28,110,927	23,228,794	4,882,133	—
Health Care	120,072,018	120,072,018	—	—
Industrials	86,357,711	86,357,711	—	—
Information Technology	202,721,127	202,721,127	—	—
Materials	15,556,244	15,556,244	—	—
Securities Lending Collateral	138,789,329	138,789,329	—	—
Short-Term Investments	12,300,000	—	12,300,000	—
Total Investments in Securities	$834,161,792	$799,374,806	$34,786,986	—

Mid Cap Value Equity Trust
Common Stocks
Consumer Discretionary	$16,529,666	$16,529,666	—	—
Consumer Staples	8,499,536	8,499,536	—	—
Energy	13,031,626	13,031,626	—	—
Financials	22,311,288	22,311,288	—	—
Health Care	14,310,716	14,310,716	—	—
Industrials	21,273,463	21,273,463	—	—
Information Technology	9,039,989	9,039,989	—	—
Materials	9,103,542	9,103,542	—	—
Telecommunication Services	3,062,972	3,062,972	—	—
Utilities	10,470,539	10,470,539	—	—
Convertible Bonds
Materials	151,159	—	$151,159	—
Securities Lending Collateral	16,127,742	16,127,742	—	—
Short-Term Investments	3,300,000	—	3,300,000	—
Total Investments in Securities	$147,212,238	$143,761,079	$3,451,159	—

Mid Value Trust
Common Stocks
Consumer Discretionary	$112,033,682	$109,238,443	$2,795,239	—
Consumer Staples	64,610,768	64,610,768	—	—
Energy	54,850,560	54,850,560	—	—
Financials	166,255,898	166,255,898	—	—
Health Care	33,263,322	33,263,322	—	—
Industrials	70,664,772	70,664,772	—	—
Information Technology	44,438,921	44,438,921	—	—
Materials	44,341,678	44,341,678	—	—
Telecommunication Services	8,897,837	8,897,837	—	—
Utilities	63,871,666	63,871,666	—	—
Preferred Securities
Financials	1,003,370	—	1,003,370	—
Utilities	837,450	837,450	—	—
Convertible Bonds
Financials	1,446,240	—	1,446,240	—
Materials	3,574,038	—	3,574,038	—
Securities Lending Collateral	150,398,268	150,398,268	—	—
Short-Term Investments	55,557,803	55,557,803	—	—
Total Investments in Securities	$876,046,273	$867,227,386	$8,818,887	—

Mutual Shares Trust
Common Stocks
Consumer Discretionary	$44,507,033	$38,579,201	$5,927,832	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mutual Shares Trust (continued)
Consumer Staples	$127,927,366	$87,705,304	$40,222,062	—
Energy	57,291,158	43,177,065	14,114,093	—
Financials	76,324,309	62,190,796	11,891,991	$2,241,522
Health Care	82,100,336	82,100,336	—	—
Industrials	34,196,261	26,235,274	7,960,987	—
Information Technology	48,423,154	46,539,340	1,883,814	—
Materials	24,618,456	14,177,948	10,440,508	—
Telecommunication Services	12,890,866	—	12,890,866	—
Utilities	21,271,981	13,014,188	8,257,793	—
Corporate Bonds
Consumer Discretionary	1,173,498	—	1,173,498	—
Consumer Staples	1,652,080	—	1,652,080	—
Financials	1,535,618	—	1,535,618	—
Utilities	4,608,578	—	4,608,578	—
Convertible Bonds
Financials	741,600	—	741,600	—
Term Loans
Consumer Discretionary	5,357,652	—	5,357,652	—
Financials	7,001,352	—	7,001,352	—
Utilities	4,718,245	—	4,718,245	—
Securities Lending Collateral	24,557,595	24,557,595	—	—
Short-Term Investments	25,998,317	—	25,998,317	—
Total Investments in Securities	$606,895,455	$438,277,047	$166,376,886	$2,241,522
Other Financial Instruments:
Forward Foreign Currency Contracts	$4,303,375	—	$4,303,375	—
Written Options	($39,480)	($39,480)	—	—

Natural Resources Trust
Common Stocks
Energy	$124,799,474	$107,729,898	$17,069,576	—
Industrials	3,934,692	—	3,934,692	—
Materials	69,504,823	44,402,988	25,006,857	$94,978
Warrants	1,669,606	—	1,669,606	—
Securities Lending Collateral	36,474,107	36,474,107	—	—
Short-Term Investments	6,600,000	—	6,600,000	—
Total Investments in Securities	$242,982,702	$188,606,993	$54,280,731	$94,978

Science & Technology Trust
Common Stocks
Consumer Discretionary	$13,220,457	$12,061,014	$1,159,443	—
Health Care	2,827,026	2,827,026	—	—
Industrials	1,733,120	1,733,120	—	—
Information Technology	319,153,627	291,587,028	25,709,298	$1,857,301
Materials	2,453,921	2,453,921	—	—
Preferred Securities
Information Technology	2,891,833	—	—	2,891,833
Securities Lending Collateral	25,115,207	25,115,207	—	—
Short-Term Investments	3,380,935	3,380,935	—	—
Total Investments in Securities	$370,776,126	$339,158,251	$26,868,741	$4,749,134

Small Cap Growth Trust
Common Stocks
Consumer Discretionary	$81,602,018	$81,602,018	—	—
Consumer Staples	8,512,327	8,512,327	—	—
Energy	30,290,308	30,290,308	—	—
Financials	20,028,656	17,185,139	$2,843,517	—
Health Care	66,060,962	66,060,962	—	—
Industrials	59,769,642	59,769,642	—	—
Information Technology	101,547,574	101,547,574	—	—
Materials	7,615,533	7,615,533	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Growth Trust (continued)
Securities Lending Collateral	$80,310,385	$80,310,385	—	—
Short-Term Investments	5,300,000	—	$5,300,000	—
Total Investments in Securities	$461,037,405	$452,893,888	$8,143,517	—

Small Cap Opportunities Trust
Common Stocks
Consumer Discretionary	$23,277,342	$23,277,342	—	—
Consumer Staples	7,468,308	7,468,308	—	—
Energy	13,116,366	13,116,366	—	—
Financials	30,676,047	30,676,047	—	—
Health Care	17,223,772	17,221,089	—	$2,683
Industrials	24,419,447	24,415,352	—	4,095
Information Technology	24,275,954	24,275,954	—	—
Materials	10,540,603	10,540,603	—	—
Telecommunication Services	939,150	939,150	—	—
Utilities	1,338,768	1,338,768	—	—
Securities Lending Collateral	27,002,634	27,002,634	—	—
Short-Term Investments	417,379	417,379	—	—
Total Investments in Securities	$180,695,770	$180,688,992	—	$6,778

Smaller Company Growth Trust
Common Stocks
Consumer Discretionary	$27,106,232	$27,106,232	—	—
Consumer Staples	4,308,936	4,308,936	—	—
Energy	19,893,737	19,893,737	—	—
Financials	14,259,324	14,259,324	—	—
Health Care	35,807,006	35,806,277	—	$729
Industrials	38,744,009	38,744,009	—	—
Information Technology	50,838,839	50,838,839	—	—
Materials	8,329,162	8,329,162	—	—
Telecommunication Services	7,805,108	7,805,108	—	—
Utilities	293,313	293,313	—	—
Corporate Bonds
Financials	262	—	$262	—
Warrants
Energy	2,816	—	2,816	—
Securities Lending Collateral	48,245,593	48,245,593	—	—
Short-Term Investments	1,673,984	873,999	799,985	—
Total Investments in Securities	$257,308,321	$256,504,529	$803,063	$729
Other Financial Instruments:
Futures	($3,593)	($3,593)	—	—

Utilities Trust
Common Stocks
Consumer Discretionary	$19,607,249	$17,620,241	$1,987,008	—
Energy	30,447,650	30,447,650	—	—
Telecommunication Services	31,091,118	20,154,638	10,936,480	—
Utilities	93,563,875	67,273,620	26,290,255	—
Preferred Securities
Utilities	8,742,486	8,742,486	—	—
Corporate Bonds
Utilities	1,004,850	—	$1,004,850	—
Convertible Bonds
Consumer Discretionary	1,419,728	—	1,419,728	—
Telecommunication Services	1,029,040	—	1,029,040	—
Securities Lending Collateral	26,258,812	26,258,812	—	—
Total Investments in Securities	$213,164,808	$170,497,447	$42,667,361	—
Other Financial Instruments:
Forward Foreign Currency Contracts	$701,277	—	$701,277	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Value & Restructuring Trust
Common Stocks
Consumer Discretionary	$11,249,852	$11,249,852	—	—
Consumer Staples	11,383,150	11,383,150	—	—
Energy	49,271,686	49,271,686	—	—
Financials	24,724,611	24,724,611	—	—
Health Care	17,605,430	17,605,430	—	—
Industrials	40,817,668	40,817,668	—	—
Information Technology	19,628,916	19,628,916	—	—
Materials	25,244,101	22,605,470	$2,638,631	—
Telecommunication Services	6,529,760	6,529,760	—	—
Preferred Securities
Financials	2,295,149	1,137,500	1,157,649	—
Materials	309,045	309,045	—	—
Convertible Bonds
Financials	584,500	—	584,500	—
Stapled Units
Telecommunication Services	1,570,571	—	1,570,571	—
Securities Lending Collateral	15,449,545	15,449,545	—	—
Total Investments in Securities	$226,663,984	$220,712,633	$5,951,351	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Financial Services Trust
	Financials	Materials
Balance as of 12-31-10	$11,733,964	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	2,697,735	($3,753,916)
Purchases	813,084	3,962,400
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12-31-11	$15,244,783	$208,484
Change in unrealized at period end*	$2,697,735	($3,753,916)

Science and Technology Trust
Information Technology
Balance as of 12-31-10	$1,560,522
Realized gain (loss)	414,748
Changed in unrealized appreciation (depreciation)	1,085,343
Purchases	2,186,529
Sales	(498,008)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12-31-11	$4,749,134
Change in unrealized at period end*	$1,085,343

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities, including exchange-traded funds, held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Trust’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements.  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Portfolios’ custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

When-issued/delayed delivery securities.  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time that the Portfolios enter into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolios’ net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time that the Portfolios enter into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Term loans (Floating rate loans).  The Portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2011, Mutual Shares Trust had $349,269 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Portfolio becomes aware of the dividends. Income and capital gain distributions from underlying funds are recorded on ex-date. Foreign taxes are provided for based on a Portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Capital commitments.  Financial Services Trust and Health Sciences Trust may enter into agreements relating to certain capital commitments and may be obligated to perform under such agreements at a future date. Capital commitments are monitored for impairment and any unrealized appreciation (depreciation) is included in the Statement of assets and liabilities and the Statements of operations. At December 31, 2011, the Portfolios had unfunded commitments of $2,041,121 and $169,652, respectively. In addition, there was no unrealized appreciation (depreciation) associated with these commitments.

Inflation indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Real estate investment trusts.  The Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending.  The Portfolios may lend securities to earn additional income. Each Portfolio receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest collateral in JHCIT, an affiliate of the Portfolios, and as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolios could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolios may receive compensation for lending securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of operations.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Portfolios investing in a single country or in a limited geographic region tend to be riskier than Portfolios that invest in more broadly. Risks can result from differences in economic and political conditions, regulations, market

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities.  Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that a Portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. For the year ended December 31, 2011, the Portfolios had no borrowings under the lines of credit.

Expenses.  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have a capital loss carryforward available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2011:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
PORTFOLIO	2015	2016	2017	2018	SHORT TERM	LONG TERM
All Cap Core Trust	—	$183,731,779	$212,244,607	—	—	—
American Asset Allocation Trust	—	—	—	$30,632,576	—	$27,287,910
American Blue Chip Income and Growth Trust	—	—	2,978	5,902	—	7,662,172
American Global Growth Trust	—	—	4,448,646	4,007,941	—	4,894,099
American Global Small Capitalization Trust	—	—	—	5,869,264	—	2,510,887
American Growth Trust	—	—	19,048,054	13,715,715	—	13,392,453
American Growth-Income Trust	—	—	6,761,535	22,058,724	—	20,889,983
American High-Income Bond Trust	—	762,098	28,725	—	—	—
American International Trust	—	—	3,108,508	6,927,959	—	9,556,295
American New World Trust	—	—	842,630	364,550	—	434,462
Blue Chip Growth Trust	—	21,749,642	342,278,083	—	—	—
Capital Appreciation Trust	—	107,097,536	57,485,023	—	—	—
Equity-Income Trust	—	—	129,469,702	—	—	—
Financial Services Trust	—	—	1,819,266	—	—	—
Franklin Templeton Founding Allocation Trust	—	—	35,829,837	43,590,851	—	$34,615,014
Fundamental All Cap Core Trust	—	17,370,359	309,261,334	—	—	—
Fundamental Holdings Trust	—	—	7,730,915	15,261,096	—	12,313,065
Fundamental Large Cap Value Trust	—	200,019,060	188,786,900	—	—	—
Fundamental Value Trust	$295,295,379	186,635,162	210,530,383	—	—	—
Global Trust	—	—	46,222,198	12,321,700	—	—
Global Diversification Trust	—	—	8,133,082	14,199,916	—	4,182,662
Growth Equity Trust	—	—	56,812,412	—	—	—
International Core Trust	—	—	158,078,334	20,744,500	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
Portfolio	2015	2016	2017	2018	SHORT TERM	LONG TERM
International Opportunities Trust	—	$127,143,861	$143,999,317	—	—	—
International Small Company Trust	—	187,248,608	157,081,665	$6,569,935	—	$5,805,790
International Value Trust	$3,500,796	145,200,688	268,676,893	—	—	—
Large Cap Trust	—	49,261,728	206,027,944	—	—	—
Mid Cap Stock Trust	—	—	38,261,517	—	—	—
Mutual Shares Trust	—	26,599,898	56,481,327	—	—	—
Natural Resources Trust	—	—	118,032,509	—	—	—
Real Estate Securities Trust	9,199,543	439,158,754	189,638,704	—	—	—
Science & Technology Trust	—	9,259,887	36,095,921	—	—	—
Small Cap Opportunities Trust	—	3,155,065	56,849,859	—	—	—
Small Company Growth Trust	—	—	48,756,376	—	—	—
Small Company Value Trust	—	—	29,133,156	—	—	—
U.S. Equity Trust	—	67,651,533	80,106,502	—	—	—
Utilities Trust	—	—	25,743,898	3,315,740	—	—
Value Trust	—	—	28,216,587	—	—	—
Value & Restructuring Trust	—	11,613,750	85,203,021	5,642,595	—	—

As of December 31, 2011, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2011, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
All Cap Core Trust	$359,716,642	$20,913,885	($7,769,711)	$13,144,174
All Cap Value Trust	496,514,207	29,034,783	(19,130,437)	9,904,346
Alpha Opportunities Trust	985,860,404	48,335,306	(82,648,645)	(34,313,339)
American Asset Allocation Trust	1,419,543,774	187,179,740	—	187,179,740
American Blue Chip Income and Growth Trust	238,762,746	10,760,040	—	10,760,040
American Global Growth Trust	202,086,396	—	(39,393,862)	(39,393,862)
American Global Small Capitalization Trust	105,124,462	—	(18,355,597)	(18,355,597)
American Growth Trust	1,212,385,054	—	(89,738,593)	(89,738,593)
American Growth-Income Trust	1,095,975,475	—	(45,177,686)	(45,177,686)
American High-Income Bond Trust	102,521,521	—	(5,623,677)	(5,623,677)
American International Trust	894,882,911	—	(186,996,775)	(186,996,775)
American New World Trust	89,556,608	—	(12,468,053)	(12,468,053)
Balanced Trust	136,863,754	11,290,619	(6,042,284)	5,248,335
Blue Chip Growth Trust	1,364,591,326	392,023,831	(34,492,839)	357,530,992
Capital Appreciation Trust	914,652,456	199,459,897	(36,173,099)	163,286,798
Capital Appreciation Value Trust	316,988,898	26,103,921	(6,320,946)	19,782,975
Core Allocation Trust	119,554,520	1,182,094	(5,384,131)	(4,202,037)
Core Allocation Plus Trust	268,849,334	10,152,234	(9,095,514)	1,056,720
Core Disciplined Diversification Trust	190,017,667	3,283,000	(3,274,957)	8,043
Core Fundamental Holdings Trust	268,066,888	15,193,084	(3,354,826)	11,838,258
Core Global Diversification Trust	313,619,099	5,806,191	(14,809,701)	(9,003,510)
Disciplined Diversification Trust	314,543,647	64,480,284	(19,974,518)	44,505,766
Emerging Markets Value Fund	1,055,200,377	121,439,680	(184,305,633)	(62,865,953)
Equity Income Trust	1,911,522,075	320,057,713	(151,173,968)	168,883,745
Financial Services Trust	153,169,152	13,147,954	(22,521,104)	(9,373,150)
Franklin Templeton Founding Allocation Trust	1,403,795,738	—	(196,021,935)	(196,021,935)
Fundamental All Cap Core Trust	1,285,214,846	62,014,587	(153,949,544)	(91,934,957)
Fundamental Holdings Trust	929,036,133	126,157,704	(197,144)	125,960,560
Fundamental Large Cap Value Trust	329,124,000	16,796,859	(24,907,083)	(8,110,224)
Fundamental Value Trust	1,481,117,112	230,237,586	(85,350,227)	144,887,359
Global Diversification Trust	745,786,658	3,071,074	(97,101)	2,973,973
Global Trust	727,830,603	42,670,618	(166,067,896)	(123,397,278)
Growth Equity	409,643,021	59,571,416	(19,715,114)	39,856,302
Health Sciences Trust	134,150,925	31,119,248	(15,989,292)	15,129,956
Heritage Trust	133,041,714	17,241,802	(5,741,864)	11,499,938
International Core Trust	721,020,940	42,506,177	(112,334,509)	(69,828,332)
International Growth Stock Trust	242,907,965	6,197,450	(18,605,520)	(12,408,070)
International Opportunities Trust	427,239,790	18,278,577	(32,791,547)	(14,512,970)
International Small Company Trust	125,727,723	12,383,496	(33,586,429)	(21,202,933)
International Value Trust	1,197,207,398	54,592,168	(256,179,552)	(201,587,384)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Large Cap Trust	$156,516,735	$10,147,341	($10,943,346)	($796,005)
Lifestyle Balanced PS Series	70,784,761	693,377	(752,397)	(59,020)
Lifestyle Conservative PS Series	29,524,091	157,248	(282,409)	(125,161)
Lifestyle Growth PS Series	94,036,294	1,092,411	(1,270,739)	(178,328)
Lifestyle Moderate PS Series	36,022,599	319,154	(294,284)	24,870
Mid Cap Stock Trust	847,168,546	55,274,878	(68,281,632)	(13,006,754)
Mid Cap Value Equity Trust	138,411,638	15,992,435	(7,191,835)	8,800,600
Mid Value Trust	858,603,609	80,008,188	(62,565,524)	17,442,664
Mutual Shares Trust	585,991,322	77,725,124	(56,820,991)	20,904,133
Natural Resources Trust	273,236,892	6,980,085	(37,234,275)	(30,254,190)
Real Estate Securities Trust	394,201,984	44,389,996	(5,738,633)	38,651,363
Science & Technology Trust	393,546,176	24,592,192	(47,362,242)	(22,770,050)
Small Cap Growth Trust	468,915,424	30,171,134	(38,049,153)	(7,878,019)
Small Cap Opportunities Trust	160,009,162	31,785,560	(11,098,952)	20,686,608
Small Cap Value Trust	585,488,635	121,774,664	(23,063,220)	98,711,444
Small Company Growth Trust	107,413,024	18,598,328	(4,243,725)	14,354,603
Small Company Value Trust	427,220,411	80,951,833	(38,004,510)	42,947,323
Smaller Company Growth Trust	247,471,200	26,499,241	(16,662,120)	9,837,121
U.S. Equity Trust	714,774,875	102,679,622	(9,938,963)	92,740,659
Utilities Trust	196,768,698	25,754,654	(9,358,544)	16,396,110
Value Trust	220,962,700	37,154,573	(9,877,947)	27,276,626
Value & Restructuring Trust	222,970,334	19,936,444	(16,242,794)	3,693,650

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$3,874,025	—	—	$3,874,025
All Cap Value Trust	1,746,314	—	—	1,746,314
Alpha Opportunities Trust	98,539,573	$34,154,312	—	132,693,885
American Asset Allocation Trust	23,371,011	—	—	23,371,011
American Blue Chip Income and Growth Trust	3,976,671	—	—	3,976,671
American Global Growth Trust	1,383,981	—	—	1,383,981
American Global Small Capitalization Trust	896,381	—	—	896,381
American Growth Trust	1,674,237	—	—	1,674,237
American Growth-Income Trust	12,273,909	—	—	12,273,909
American High-Income Bond Trust	7,191,980	—	—	7,191,980
American International Trust	10,251,705	—	—	10,251,705
American New World Trust	1,015,860	—	—	1,015,860
Balanced Trust	2,148,873	354,840	—	2,503,713
Blue Chip Growth Trust	216,148	—	—	216,148
Capital Appreciation Trust	1,060,908	—	—	1,060,908
Capital Appreciation Value Trust	5,546,993	3,338,668	—	8,885,661
Core Allocation Trust	4,490,993	479,304	—	4,970,297
Core Allocation Plus Trust	11,978,191	4,509,114	—	16,487,305
Core Disciplined Diversification Trust	4,192,423	369,059	—	4,561,482
Core Fundamental Holdings Trust	5,317,804	277,340	—	5,595,144
Core Global Diversification Trust	6,675,518	1,736,025	—	8,411,543
Disciplined Diversification Trust	7,487,009	1,195,605	—	8,682,614
Emerging Markets Value Trust	31,148,551	118,092,162	—	149,240,713
Equity-Income Trust	37,272,492	—	—	37,272,492
Financial Services Trust	2,427,723	—	—	2,427,723
Franklin Templeton Founding Allocation Trust	34,648,651	—	—	34,648,651
Fundamental All Cap Core Trust	13,930,371	—	—	13,930,371
Fundamental Holdings Trust	15,318,549	—	—	15,318,549
Fundamental Large Cap Value Trust	3,357,671	—	—	3,357,671
Fundamental Value Trust	13,345,178	—	—	13,345,178
Global Trust	13,093,346	—	—	13,093,346
Global Diversification Trust	13,688,046	—	—	13,688,046
Growth Equity Trust	641,066	—	—	641,066

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Health Sciences Trust	—	$1,728,990	—	$1,728,990
Heritage Trust	$11,038,984	5,576,933	—	16,615,917
International Core Trust	17,167,415	—	—	17,167,415
International Growth Stock Trust	3,282,901	—	—	3,282,901
International Opportunities Trust	3,526,300	—	—	3,526,300
International Small Company Trust	1,904,338	—	—	1,904,338
International Value Trust	27,229,799	—	—	27,229,799
Large Cap Trust	2,150,526	—	—	2,150,526
Lifestyle Balanced PS Series	753,031	2,623	—	755,654
Lifestyle Conservative PS Series	400,804	—	—	400,804
Lifestyle Growth PS Series	814,401	—	—	814,401
Lifestyle Moderate PS Series	411,520	3,200	—	414,720
Mid Cap Value Equity Trust	902,757	1,693,281	—	2,596,038
Mid Value Trust	5,669,028	—	—	5,669,028
Mutual Shares Trust	6,083,827	—	—	6,083,827
Natural Resources Trust	1,000,078	—	—	1,000,078
Real Estate Securities Trust	5,736,248	—	—	5,736,248
Small Cap Growth Trust	—	10,280,908	—	10,280,908
Small Cap Opportunities Trust	157,971	—	—	157,971
Small Cap Value Trust	4,884,548	—	—	4,884,548
Small Company Value Trust	2,132,569	—	—	2,132,569
U.S. Equity Trust	12,344,244	—	—	12,344,244
Utilities Trust	7,223,659	—	—	7,223,659
Value Trust	2,768,788	—	—	2,768,788
Value & Restructuring Trust	4,012,162	—	—	4,012,162

The tax character of distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$3,867,824	—	—	$3,867,824
All Cap Value Trust	1,236,250	—	—	1,236,250
Alpha Opportunities Trust	92,341,222	$2,802,888	—	95,144,110
American Asset Allocation Trust	25,574,454	632,209	—	26,206,663
American Blue Chip Income and Growth Trust	3,831,167	—	—	3,831,167
American Global Growth Trust	1,806,533	—	—	1,806,533
American Global Small Capitalization Trust	1,311,646	320,541	—	1,632,187
American Growth Trust	2,981,736	—	—	2,981,736
American Growth-Income Trust	12,338,746	—	—	12,338,746
American High Income Bond Trust	6,910,944	—	—	6,910,944
American International Trust	12,706,893	—	—	12,706,893
American New World Trust	1,040,547	—	—	1,040,547
Balanced Trust	1,514,828	153,393	—	1,668,221
Blue Chip Growth Trust	1,463,443	—	—	1,463,443
Capital Appreciation Trust	1,703,017	—	—	1,703,017
Capital Appreciation Value Trust	20,299,609	20,191,866	—	40,491,475
Core Allocation Trust	2,088,149	—	—	2,088,149
Core Allocation Plus Trust	5,918,531	—	—	5,918,531
Core Disciplined Diversification Trust	2,701,054	—	—	2,701,054
Core Diversified Growth & Income Trust	59,176	—	—	59,176
Core Fundamental Holding Trust	4,947,522	19,586	—	4,967,108
Core Global Diversification Trust	7,274,894	17,949	—	7,292,843
Disciplined Diversification Trust	4,751,935	—	—	4,751,935
Emerging Markets Value Trust	41,622,806	—	—	41,622,806
Equity-Income Trust	35,493,927	—	—	35,493,927
Financial Services Trust	500,016	—	—	500,016
Franklin Templeton Founding Allocation Trust	48,002,017	—	—	48,002,017
Fundamental All Cap Core Trust	15,092,582	—	—	15,092,582
Fundamental Holdings Trust	16,139,248	—	—	16,139,248
Fundamental Large Cap Value	3,990,134	—	—	3,990,134
Fundamental Value Trust	18,651,898	—	—	18,651,898
Global Trust	10,359,243	—	—	10,359,243
Global Diversification Trust	15,364,846	—	—	15,364,846

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Growth Equity Trust	$1,292,174	—	—	$1,292,174
International Core Trust	15,699,313	—	—	15,699,313
International Opportunities Trust	7,286,761	—	—	7,286,761
International Small Company Trust	3,077,536	—	—	3,077,536
International Value Trust	19,681,972	—	—	19,681,972
Large Cap Trust	1,794,639	—	—	1,794,639
Mid Cap Stock Trust	522	—	—	522
Mid Cap Value Equity Trust	1,098,281	—	—	1,098,281
Mid Value Trust	18,272,849	—	—	18,272,849
Mutual Shares Trust	16,510,765	—	—	16,510,765
Natural Resources Trust	1,319,204	—	—	1,319,204
Real Estate Securities Trust	6,855,973	—	—	6,855,973
Small Cap Value Trust	1,925,638	—	—	1,925,638
Small Company Value Trust	5,288,173	—	—	5,288,173
Smaller Company Growth Trust	640,995	$2,980,775	—	3,621,770
U.S. Equity Trust	12,032,417	—	—	12,032,417
Utilities Trust	3,860,288	—	—	3,860,288
Value Trust	2,505,605	—	—	2,505,605
Value & Restructuring Trust	4,523,031	—	—	4,523,031

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2011, are treated as occurring on January 1, 2012, the first day of the Portfolios’ next taxable year. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core Trust	$728,483	—	$395,976,386	—
All Cap Value Trust	6,363,192	$15,533,129	—	—
Alpha Opportunities Trust	44,049,274	22,443,769	—	—
American Asset Allocation Trust	—	—	57,920,486	—
American Blue Chip Income and Growth Trust	—	—	7,671,052	—
American Global Growth Trust	—	—	13,350,686	—
American Global Small Capitalization Trust	—	—	8,380,151	—
American Growth Trust	—	—	46,156,222	—
American Growth-Income Trust	3,022	—	49,710,242	—
American High-Income Bond Trust	—	—	790,823	—
American International Trust	—	—	19,592,762	—
American New World Trust	—	—	1,641,642	—
Balanced Trust	652,534	2,187,608	—	—
Blue Chip Growth Trust	2,095,909	—	364,027,725	—
Capital Appreciation Trust	1,015,012	—	164,582,559	—
Capital Appreciation Value Trust	898,644	31,580,886	—	—
Core Allocation Trust	91,044	2,293,157	—	—
Core Allocation Plus Trust	2,273,347	8,790,986	—	—
Core Disciplined Diversification Trust	—	3,258,483	—	—
Core Fundamental Holdings Trust	57	3,118,133	—	—
Core Global Diversification Trust	—	3,917,721	—	—
Disciplined Diversification Trust	1,110,317	2,974,041	—	—
Emerging Markets Value Trust	3,575,597	70,623,917	—	—
Equity-Income Trust	9,010,628	—	129,469,702	—
Financial Services Trust	—	—	1,819,266	—
Franklin Templeton Founding Allocation Trust	—	—	114,035,702	—
Fundamental All Cap Core Trust	3,015,403	—	326,631,693	—
Fundamental Holdings Trust	—	—	35,305,076	—
Fundamental Large Cap Value Trust	1,347,413	—	388,805,960	—
Fundamental Value Trust	585,362	—	692,460,924	—
Global Trust	1,519,990	—	58,543,898	—
Global Diversification Trust	—	—	26,515,660	—
Growth Equity Trust	91,978	—	56,812,412	—
Health Sciences Trust	1,135,732	10,827,876	—	—
Heritage Trust	—	10,738,767	—	—
International Core Trust	3,118,060	—	178,822,834	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
International Growth Stock Trust	$458,375	—	—	—
International Opportunities Trust	—	—	$271,143,178	—
International Small Company Trust	50,090	—	356,705,998	—
International Value Trust	1,865,549	—	417,378,377	—
Large Cap Trust	193,195	—	255,289,672	—
Lifestyle Balanced PS Series	—	$68,559	—	—
Lifestyle Conservative PS Series	4,082	790	—	—
Lifestyle Growth PS Series	27,021	143,196	—	—
Lifestyle Moderate PS Series	—	4,618	—	—
Mid Cap Stock Trust	—	—	38,261,517	—
Mid Cap Value Equity Trust	1,544,041	17,829,982	—	—
Mid Value Trust	3,325,126	57,564,793	—	—
Mutual Shares Trust	7,756,098	—	83,081,225	—
Natural Resources Trust	608,154	—	118,032,509	—
Real Estate Securities Trust	2,467,640	—	637,997,001	—
Science & Technology Trust	—	—	45,355,808	—
Small Cap Growth Trust	10,977,370	41,544,749	—	—
Small Cap Opportunities Trust	—	—	60,004,924	—
Small Cap Value Trust	987,257	28,650,085	—	—
Small Company Growth Trust	—	—	48,756,376	—
Small Company Value Trust	911,060	—	29,133,156	—
Smaller Company Growth Trust	—	18,411,213	—	—
U.S. Equity Trust	2,072,782	—	147,758,035	—
Utilities Trust	2,901,020	—	29,059,638	—
Value Trust	460,050	—	28,216,587	—
Value & Restructuring Trust	727,841	—	102,459,366	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, expiration of capital loss carryforwards, wash sale loss deferrals, merger related transactions, litigation proceeds, passive foreign investment companies, partnerships, derivative transactions, amortization and accretion on debt securities, characterization of distributions, real estate investment trusts and character of distributions received from portfolio investments.

New accounting pronouncement.  In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolios’ financial statement disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the impact, if any, on the Portfolios’ financial statement disclosures.

3.  DERIVATIVE INSTRUMENTS Each Portfolio may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures.  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

DERIVATIVE INSTRUMENTS, CONTINUED

The following table summarizes the contracts held at December 31, 2011 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2011. In addition, the table details how the Portfolios used futures contracts during the year ended December 31, 2011.

All Cap Core Trust

The Portfolio used futures contracts as a substitute for securities purchased and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held futures contracts with total notional absolute values ranging from approximately $2.0 million to $4.9 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core Trust	Russell 2000 Mini Index Futures	5	Long	Mar 2012	$369,400	$12,139
	E-mini S&P 500 Index Futures	45	Long	Mar 2012	2,818,350	65,954
						$78,093

Core Allocation Plus Trust

The Portfolio used futures contracts to manage against anticipated changes in securities markets, manage duration of the Portfolio, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total notional absolute values ranging from approximately $29.9 million to $39.8 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	Dow Jones Euro STOXX 50 Index Futures	84	Long	Mar 2012	$2,509,189	$42,573
	E-Mini S&P 500 Index Futures	75	Long	Mar 2012	4,697,250	(1,670)
	FTSE 100 Index Futures	15	Long	Mar 2012	1,289,611	31,647
	MSCI EAFE E-Mini Index Futures	170	Long	Mar 2012	11,979,900	(122,607)
	S&P TSE 60 Index Futures	6	Long	Mar 2012	799,686	(2,583)
	TOPIX Index Futures	13	Long	Mar 2012	1,229,570	(22,117)
	U.K. Long Gilt Bond Futures	4	Long	Mar 2012	726,493	13,651
	U.S. Treasury 2-Year Note Futures	18	Long	Mar 2012	3,969,844	1,363
	U.S. Treasury 10-Year Note Futures	9	Long	Mar 2012	1,180,125	3,154
	U.S. Treasury 30-Year Bond Futures	6	Long	Mar 2012	868,875	1,406
	Ultra Long U.S. Treasury Bond Futures	3	Long	Mar 2012	480,563	13,481
	10-Year Australian Treasury Bond Futures	7	Short	Mar 2012	(851,241)	(6,896)
	10-Year Government of Canada Bond Futures	11	Short	Mar 2012	(1,445,144)	(15,802)
	U.S. Treasury 5-Year Note Futures	47	Short	Mar 2012	(5,793,117)	(25,052)
	U.S. Treasury 10-Year Note Futures	15	Short	Mar 2012	(1,966,875)	(23,393)
						($112,845)

International Core Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total notional absolute values ranging from approximately $44.2 million to $69.9 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	DAX Index Futures	12	Long	Mar 2012	$2,290,823	$23,070
	FTSE 100 Index Futures	68	Long	Mar 2012	5,846,237	130,257
	FTSE MIB Index Futures	122	Long	Mar 2012	11,931,604	(2,751)
	SGX MSCI Singapore Index Futures	12	Long	Jan 2012	555,661	(9,862)
	TOPIX Index Futures	99	Long	Mar 2012	9,363,648	(187,692)
	ASX SPI 200 Index Futures	40	Short	Mar 2012	(4,110,634)	164,528
	S&P TSE 60 Index Futures	76	Short	Mar 2012	(10,129,355)	(99,065)
						$18,485

Smaller Company Growth Trust

The Portfolio used futures contracts to manage against anticipated changes in securities markets, substitute for securities purchased and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held futures contracts with total notional absolute values ranging from approximately $0.6 million to $39.8 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Smaller Company Growth Trust	Russell 2000 Mini Index Futures	16	Long	Mar 2012	$1,182,080	($3,593)
						($3,593)

DERIVATIVE INSTRUMENTS, CONTINUED

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table summarizes the contracts held at December 31, 2011 and the range of contract notional amounts held by the Portfolios during the year ended December 31, 2011. In addition, the table details how the Portfolios used forward foreign currency contracts during the year ended December 31, 2011.

Alpha Opportunities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging up to approximately $4.4 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no forward foreign currency contracts.

Core Allocation Plus Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $5.9 million to $24.4 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	BUYS
	Brazilian Real	1,004,000	$535,623	HSBC Bank	1/4/2012	$2,641
	Brazilian Real	1,004,000	537,439	Royal Bank of Canada	1/4/2012	827
	Canadian Dollar	800,000	777,080	Royal Bank of Canada	3/15/2012	7,039
	Euro	1,197,000	1,583,795	Royal Bank of Canada	3/16/2012	(33,713)
	Euro	710,000	945,905	UBS AG	3/16/2012	(26,474)
	Japanese Yen	96,642,000	1,245,830	JPMorgan Chase Bank	3/8/2012	11,211
	Mexican Peso	4,900,000	351,759	HSBC Bank	3/21/2012	(2,720)
	Pound Sterling	808,000	1,260,009	Royal Bank of Canada	3/16/2012	(6,073)
			$7,237,440			($47,262)
	SELLS
	Brazilian Real	1,004,000	$535,652	HSBC Bank	1/4/2012	($2,614)
	Brazilian Real	1,004,000	537,351	Royal Bank of Canada	1/4/2012	(915)
	Brazilian Real	519,000	277,051	Royal Bank of Canada	2/2/2012	641
			$1,350,054			($2,888)

Heritage Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes.. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $0.5 million to $1.4 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Heritage Trust	SELLS
	Euro	598,933	$783,103	UBS AG	1/31/2012	$7,826
	Pound Sterling	418,387	654,938	Credit Suisse Securities LLC	1/31/2012	5,333
			$1,438,041			$13,159

DERIVATIVE INSTRUMENTS, CONTINUED

International Core Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes.. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $121.7 million to $224.3 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	BUYS
	Danish Krone	6,008,426	$1,084,456	State Street Bank & Trust Company	2/24/2012	($37,747)
	Hong Kong Dollar	22,452,903	2,889,394	Barclays Bank PLC	2/24/2012	2,148
	Hong Kong Dollar	36,072,538	4,641,793	Brown Brothers Harriman & Company	2/24/2012	3,719
	Hong Kong Dollar	16,119,640	2,074,386	JPMorgan Chase Bank	2/24/2012	1,542
	Hong Kong Dollar	28,717,903	3,695,579	Morgan Stanley & Company, Inc.	2/24/2012	2,785
	Hong Kong Dollar	27,382,382	3,524,025	State Street Bank & Trust Company	2/24/2012	2,347
	Pound Sterling	1,283,988	2,013,450	Bank of America N.A.	2/24/2012	(20,378)
	Pound Sterling	972,372	1,523,921	Brown Brothers Harriman & Company	2/24/2012	(14,555)
	Pound Sterling	4,213,301	6,571,907	Deutsche Bank AG	2/24/2012	(31,804)
	Pound Sterling	7,075,397	11,083,800	Mellon Bank N.A.	2/24/2012	(101,006)
	Pound Sterling	2,446,000	3,815,435	Morgan Stanley & Company, Inc.	2/24/2012	(18,628)
	Pound Sterling	2,053,513	3,217,818	State Street Bank & Trust Company	2/24/2012	(30,249)
	Singapore Dollar	12,098,412	9,403,617	Bank of America N.A.	2/24/2012	(75,929)
	Singapore Dollar	1,704,494	1,324,867	Mellon Bank N.A.	2/24/2012	(10,728)
	Singapore Dollar	3,172,496	2,466,074	Royal Bank of Scotland PLC	2/24/2012	(20,129)
	Singapore Dollar	2,720,643	2,116,145	State Street Bank & Trust Company	2/24/2012	(18,571)
	Swedish Krona	10,655,112	1,573,705	Bank of America N.A.	2/24/2012	(29,223)
	Swiss Franc	1,835,541	1,984,583	JPMorgan Chase Bank	2/24/2012	(28,293)
	Swiss Franc	334,215	361,329	Mellon Bank N.A.	2/24/2012	(5,128)
	Swiss Franc	1,604,000	1,730,057	Morgan Stanley & Company, Inc.	2/24/2012	(20,540)
			$67,096,341			($450,367)
	SELLS
	Australian Dollar	1,508,287	$1,531,432	Bank of America N.A.	2/24/2012	($2,333)
	Canadian Dollar	5,231,941	5,159,298	Brown Brothers Harriman & Company	2/24/2012	29,156
	Canadian Dollar	3,483,809	3,440,017	Deutsche Bank AG	2/24/2012	23,994
	Canadian Dollar	3,145,812	3,103,747	Mellon Bank N.A.	2/24/2012	19,143
	Canadian Dollar	2,623,189	2,589,385	Royal Bank of Scotland PLC	2/24/2012	17,235
	Danish Krone	7,236,276	1,302,602	Royal Bank of Scotland PLC	2/24/2012	41,994
	Danish Krone	10,145,862	1,828,558	State Street Bank & Trust Company	2/24/2012	61,080
	Euro	339,418	453,702	Bank of America N.A.	2/24/2012	14,264
	Euro	3,031,639	4,064,518	Brown Brothers Harriman & Company	2/24/2012	139,508
	Euro	2,606,757	3,487,033	JPMorgan Chase Bank	2/24/2012	112,110
	Euro	4,072,336	5,446,350	Morgan Stanley & Company, Inc.	2/24/2012	173,968
	Japanese Yen	84,701,050	1,091,382	Bank of America N.A.	2/24/2012	(10,038)
	Japanese Yen	920,159,782	11,859,257	JPMorgan Chase Bank	2/24/2012	(106,141)
	Japanese Yen	303,914,000	3,917,175	State Street Bank & Trust Company	2/24/2012	(34,804)
	New Zealand Dollar	1,265,509	976,252	Brown Brothers Harriman & Company	2/24/2012	(5,423)
	New Zealand Dollar	2,038,511	1,577,237	Royal Bank of Scotland PLC	2/24/2012	(4,067)
	Swedish Krona	2,289,000	337,969	Bank of America N.A.	2/24/2012	6,173
	Swiss Franc	2,250,320	2,431,903	JPMorgan Chase Bank	2/24/2012	33,548
			$54,597,817			$509,367

International Opportunities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes.. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging up to approximately $78.4 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no forward foreign currency contracts.

DERIVATIVE INSTRUMENTS, CONTINUED

Mutual Shares Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $113.9 million to $168.7 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares Trust	BUYS
	Australian Dollar	2,456,868	$2,456,868	Barclays Bank PLC	2/23/2012	$41,783
	Euro	1,537,233	2,114,092	Bank of America N.A.	3/15/2012	(123,441)
	Euro	1,393,621	1,883,715	Barclays Bank PLC	3/15/2012	(79,036)
	Euro	2,900,860	3,848,742	Deutsche Bank AG	3/15/2012	(92,254)
	Euro	284,270	385,079	HSBC Bank	3/15/2012	(16,962)
	Euro	689,267	902,884	State Street Bank & Trust Company	3/15/2012	(10,313)
	Japanese Yen	6,796,906	88,105	Bank of America N.A.	1/20/2012	222
	Japanese Yen	1,974,590	25,350	Deutsche Bank AG	1/20/2012	310
	Pound Sterling	673,800	1,052,321	Barclays Bank PLC	2/21/2012	(6,379)
	Swiss Franc	1,035,973	1,137,327	Bank of America N.A.	2/10/2012	(33,610)
	Swiss Franc	1,201,289	1,335,814	Barclays Bank PLC	2/10/2012	(55,970)
	Swiss Franc	5,447,405	6,505,107	Deutsche Bank AG	2/10/2012	(701,479)
	Swiss Franc	565,915	667,175	State Street Bank & Trust Company	2/10/2012	(64,254)
			$22,402,579			($1,141,383)
	SELLS
	Australian Dollar	2,264,768	$2,316,858	Bank of America N.A.	2/23/2012	$13,573
	Australian Dollar	136,977	132,194	Barclays Bank PLC	2/23/2012	(7,113)
	Australian Dollar	55,123	53,199	Deutsche Bank AG	2/23/2012	(2,861)
	Euro	22,826,405	31,220,091	Bank of America N.A.	3/15/2012	1,660,876
	Euro	1,005,284	1,372,338	Barclays Bank PLC	3/15/2012	70,538
	Euro	5,546,366	7,604,713	Deutsche Bank AG	3/15/2012	422,408
	Euro	607,730	836,476	HSBC Bank	3/15/2012	49,492
	Euro	880,770	1,185,181	State Street Bank & Trust Company	3/15/2012	44,622
	Japanese Yen	69,074,608	901,281	Deutsche Bank AG	1/20/2012	3,642
	Japanese Yen	3,000,000	38,735	HSBC Bank	1/20/2012	(251)
	Norwegian Krone	2,395,530	397,729	Deutsche Bank AG	6/19/2012	(711)
	Norwegian Krone	138,800	23,166	State Street Bank & Trust Company	6/19/2012	80
	Pound Sterling	26,788,560	42,245,560	Bank of America N.A.	2/21/2012	661,602
	Pound Sterling	967,850	1,518,396	Deutsche Bank AG	2/21/2012	16,000
	Swiss Franc	488,515	588,936	Bank of America N.A.	2/10/2012	68,476
	Swiss Franc	4,917,636	6,439,407	Barclays Bank PLC	2/10/2012	1,200,196
	Swiss Franc	5,117,028	6,695,832	Deutsche Bank AG	2/10/2012	1,244,189
			$103,570,092			$5,444,758

Small Cap Growth Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging up to approximately $3.2 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no forward foreign currency contracts.

Utilities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes.. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $26.5 million to $70.9 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Utilities Trust	BUYS
	Euro	69,317	$97,457	Barclay Bank PLC	1/12/2012	($7,741)
	Euro	8,218	11,434	Citibank, N.A.	1/12/2012	(797)
	Euro	15,663	20,307	Deutsche Bank AG	1/12/2012	(34)
	Euro	15,988	20,900	Merrill Lynch International Bank, Ltd.	1/12/2012	(206)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Utilities Trust	BUYS
	Euro	82,338	$113,680	UBS AG	1/12/2012	($7,111)
	Pound Sterling	151,610	239,023	Barclay Bank PLC	1/12/2012	(3,589)
	Pound Sterling	43,866	67,478	Credit Suisse	1/12/2012	642
	Pound Sterling	30,169	47,123	Deutsche Bank AG	1/12/2012	(274)
	Pound Sterling	13,493	20,961	Morgan Stanley Capital Service, Inc.	1/12/2012	(7)
			$638,363			($19,117)
	SELLS
	Brazilian Real	1,404,000	$803,709	Barclays Bank PLC	2/2/2012	$55,963
	Brazilian Real	4,559,820	2,622,093	HSBC Bank	2/2/2012	193,610
	Brazilian Real	376,000	211,533	JPMorgan Chase Bank N.A.	2/2/2012	11,282
	Euro	280,027	377,813	Barclays Bank PLC	1/12/2012	15,373
	Euro	113,760	155,487	Citibank, N.A.	1/12/2012	8,247
	Euro	578,637	781,209	Credit Suisse	1/12/2012	32,277
	Euro	770,438	1,033,482	Deutsche Bank AG	1/12/2012	36,301
	Euro	63,416	85,920	Goldman Sachs International	1/12/2012	3,840
	Euro	248,836	330,825	HSBC Bank	1/12/2012	8,756
	Euro	592,018	798,000	JPMorgan Chase Bank N.A.	1/12/2012	31,749
	Euro	594,915	794,719	Merrill Lynch International Bank, Ltd.	1/12/2012	24,718
	Euro	14,253	19,276	Royal Bank of Scotland PLC	1/12/2012	828
	Euro	238,095	311,847	UBS AG	1/12/2012	3,679
	Euro	8,590,365	11,494,338	UBS AG	3/15/2012	370,183
	Pound Sterling	2,881,469	4,439,438	Barclays Bank PLC	1/12/2012	(35,176)
	Pound Sterling	28,468	44,346	Credit Suisse	1/12/2012	139
	Pound Sterling	2,628,930	4,041,204	Deutsche Bank AG	1/12/2012	(41,244)
	Pound Sterling	524	817	JPMorgan Chase Bank N.A.	1/12/2012	4
	Pound Sterling	24,316	37,625	Merrill Lynch International Bank, Ltd.	1/12/2012	(135)
			$28,383,681			$720,394

Options.  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Portfolios’ exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Portfolios’ exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

During the year ended December 31, 2011, Health Sciences Trust used purchased options as a substitute for securities purchased. During the year ended December 31, 2011, Health Sciences Trust held purchased options with market values ranging up to approximately $35,500, as measured at each quarter end. At December 31, 2011, the Portfolio held no purchased options.

The following table summarizes the Portfolios’ written options activities during the year ended December 31, 2011. In addition, the table details how the Portfolios used written option contracts during the year ended December 31, 2011.

	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Capital Appreciation Value Trust
Outstanding, beginning of period	4,125	$763,873
Options written	9,707	1,382,969
Option closed	(6,719)	(1,267,801)
Options expired	(252)	(28,430)
Outstanding, end of period	6,861	$850,611

DERIVATIVE INSTRUMENTS, CONTINUED

	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Health Sciences Trust
Outstanding, beginning of period	5,762	$3,722,853
Options written	9,070	4,726,140
Options closed	(4,552)	(2,626,584)
Options exercised	(556)	(483,535)
Options expired	(4,033)	(1,876,411)
Outstanding, end of period	5,691	$3,462,463
Mutual Shares Trust
Outstanding, beginning of period	—	—
Options written	262	$50,545
Options expired	(248)	(22,195)
Outstanding, end of period	14	$28,350
Value & Restructuring Trust
Outstanding, beginning of period	660	$122,695
Options written	905	175,818
Options closed	(455)	(118,084)
Options exercised	(324)	(87,631)
Options expired	(786)	(92,798)
Outstanding, end of period	—	—

Capital Appreciation Value Trust

The Portfolio used written options as a substitute for securities purchased and manage against anticipated changes in securities markets.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust	CALLS
	AT&T, Inc.	$30.00	Jan 2012	1,099	$100,217	($42,861)
	Cisco Systems, Inc.	18.00	Apr 2012	624	74,114	(80,496)
	Covidien PLC	55.00	Jan 2012	211	22,366	(1,055)
	Henry Schein, Inc.	65.00	Jan 2012	18	5,053	(2,160)
	JPMorgan Chase & Company	50.00	Jan 2012	698	183,981	(698)
	Lockheed Martin Corp.	80.00	Jan 2012	116	21,069	(23,200)
	Lowe’s Companies, Inc.	30.00	Jan 2012	234	17,793	(468)
	Pfizer, Inc.	22.50	Jan 2012	2,429	160,825	(24,290)
	Pfizer, Inc.	22.50	Jan 2013	199	28,352	(29,054)
	The Procter & Gamble Company	65.00	Jan 2012	579	129,391	(112,326)
	Wells Fargo & Company	26.00	Jan 2012	654	107,450	(134,070)
				6,861	$850,611	($450,678)

Health Science Trust

The Portfolio used written options to gain exposure to certain markets and seek protection against a decline in the value of a Fund’s securities or an increase in price of securities that may be purchased.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust	CALLS
	Alexion Pharmaceuticals, Inc.	$60.00	Jan 2012	25	$7,550	($29,750)
	Alexion Pharmaceuticals, Inc.	85.00	May 2012	38	10,398	(7,220)
	Alexion Pharmaceuticals, Inc.	80.00	May 2012	25	6,510	(8,250)
	Allergan, Inc.	80.00	Jan 2012	12	4,404	(9,960)
	Allergan, Inc.	95.00	Apr 2012	12	2,664	(1,920)
	AmerisourceBergen Corp.	43.00	Jan 2012	24	2,868	(240)
	Amgen, Inc.	67.50	Jan 2012	42	5,502	(1,680)
	Amgen, Inc.	65.00	Apr 2012	26	3,253	(8,580)
	Amgen, Inc.	70.00	Apr 2012	19	1,767	(2,508)
	Baxter International, Inc.	62.50	May 2012	37	4,699	(333)
	Biogen Idec, Inc.	90.00	Jan 2012	28	6,356	(57,540)
	Biogen Idec, Inc.	115.00	Jan 2012	14	7,518	(2,086)
	Celgene Corp.	75.00	Jan 2012	25	2,675	(125)
	Celgene Corp.	65.00	Jan 2012	12	1,224	(4,140)
	Celgene Corp.	67.50	Jan 2012	25	3,825	(3,975)
	Covidien PLC	57.50	Jan 2012	70	7,430	(350)
	Edwards Lifesciences Corp.	90.00	Jan 2012	39	13,731	(195)
	Edwards Lifesciences Corp.	80.00	Jan 2012	77	18,196	(385)
	Edwards Lifesciences Corp.	85.00	Jan 2012	17	2,924	(85)
	Edwards Lifesciences Corp.	95.00	May 2012	42	6,933	(2,310)
	Express Scripts, Inc.	70.00	Jan 2012	13	2,925	(13)
	Express Scripts, Inc.	60.00	Jan 2012	54	13,396	(54)
	Gilead Sciences, Inc.	41.00	Feb 2012	50	6,255	(7,750)
	Illumina, Inc.	90.00	Jan 2012	4	928	(40)
	InterMune, Inc.	20.00	Apr 2012	70	14,162	(4,760)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	CALLS
	Intuitive Surgical, Inc.	$300.00	Jan 2012	7	$20,592	($114,555)
	Medco Health Solutions, Inc.	60.00	Feb 2012	5	610	(610)
	Medivation, Inc.	45.00	Jan 2012	50	5,865	(13,500)
	Medivation, Inc.	50.00	Jan 2012	13	1,326	(728)
	Merck & Company, Inc.	40.00	Jan 2013	49	6,321	(9,310)
	Monsanto Company	80.00	Jan 2012	56	16,912	(784)
	Monsanto Company	82.50	Jan 2012	41	7,537	(369)
	Stryker Corp.	55.00	Jan 2012	37	4,976	(370)
	UnitedHealth Group, Inc.	50.00	Jan 2012	84	8,992	(15,960)
	Valeant Pharmaceuticals International, Inc.	60.00	Jan 2012	56	17,192	(840)
	Valeant Pharmaceuticals International, Inc.	55.00	Apr 2012	50	7,788	(7,750)
	Vertex Pharmaceuticals, Inc.	60.00	Jan 2012	26	5,568	(130)
	Vertex Pharmaceuticals, Inc.	65.00	Jan 2012	13	1,391	(65)
	Vertex Pharmaceuticals, Inc.	47.00	Jan 2012	39	8,463	(195)
	Vertex Pharmaceuticals, Inc.	46.00	Jan 2012	37	5,994	(370)
	WellPoint, Inc.	72.50	Feb 2012	37	3,422	(2,146)
	Zimmer Holdings, Inc.	75.00	Jan 2012	80	11,960	(400)
				1,480	$293,002	($322,331)
	PUTS
	Abbott Laboratories	$55.00	Jan 2012	14	$12,908	($672)
	Acorda Therapeutics, Inc.	25.00	Jan 2012	15	7,830	(2,550)
	Aetna, Inc.	50.00	Jan 2012	92	66,753	(72,450)
	Agilent Technologies, Inc.	45.00	Jan 2012	13	9,842	(12,870)
	Alexion Pharmaceuticals, Inc.	60.00	Jan 2012	14	7,550	(210)
	Alexion Pharmaceuticals, Inc.	70.00	May 2012	7	4,477	(4,060)
	Allscripts Healthcare Solutions, Inc.	25.00	Jan 2012	15	7,481	(9,300)
	AMAG Pharmaceuticals, Inc.	20.00	Jan 2012	22	9,399	(3,630)
	AMERICGROUP Corp.	65.00	Mar 2012	5	3,235	(3,900)
	AMERICGROUP Corp.	60.00	Jun 2012	13	13,286	(8,840)
	AmerisourceBergen Corp.	40.00	Jan 2012	56	38,471	(16,100)
	AmerisourceBergen Corp.	45.00	Jan 2012	53	36,020	(40,545)
	AmerisourceBergen Corp.	50.00	Jan 2012	41	36,899	(51,660)
	Amgen, Inc.	60.00	Jan 2012	25	19,722	(575)
	Amgen, Inc.	57.50	Jan 2012	8	4,903	(80)
	Amgen, Inc.	65.00	Apr 2012	19	6,830	(7,277)
	Amylin Pharmaceuticals, Inc.	25.00	Jan 2012	14	9,598	(18,970)
	Amylin Pharmaceuticals, Inc.	20.00	Jan 2012	14	8,638	(12,005)
	Amylin Pharmaceuticals, Inc.	12.50	Jan 2012	15	4,530	(2,078)
	AthenaHealth, Inc.	50.00	Jun 2012	15	11,150	(11,250)
	Baxter International, Inc.	50.00	Jan 2012	14	7,448	(1,400)
	Baxter International, Inc.	70.00	Jan 2012	27	32,588	(55,350)
	Baxter International, Inc.	65.00	Jan 2012	22	13,051	(34,100)
	Biogen Idec, Inc.	75.00	Jan 2012	28	16,156	(350)
	Biogen Idec, Inc.	95.00	Jan 2012	28	42,475	(1,008)
	Biogen Idec, Inc.	90.00	Jan 2012	28	33,795	(700)
	Biogen Idec, Inc.	105.00	Jan 2012	28	36,163	(3,948)
	Biogen Idec, Inc.	100.00	Jan 2012	33	34,552	(2,310)
	Biogen Idec, Inc.	110.00	Jan 2012	15	19,080	(4,500)
	Biogen Idec, Inc.	115.00	Jan 2013	33	47,131	(56,925)
	Biogen Idec, Inc.	120.00	Jan 2013	25	45,156	(50,375)
	Bristol Myers Squibb Company	30.00	Jan 2012	36	10,624	(180)
	Bristol Myers Squibb Company	27.50	Jan 2012	42	12,096	(126)
	Bristol Myers Squibb Company	30.00	Mar 2012	39	12,753	(975)
	Bristol Myers Squibb Company	33.00	Mar 2012	39	14,370	(2,418)
	Cardinal Health, Inc.	45.00	Jan 2012	56	40,151	(24,080)
	Catalyst Health Solutions, Inc.	50.00	Jun 2012	15	11,055	(7,425)
	Celgene Corp.	55.00	Jan 2012	8	6,176	(56)
	Celgene Corp.	60.00	Jan 2012	19	17,823	(304)
	Celgene Corp.	65.00	Jan 2012	15	17,555	(900)
	Cerner Corp.	50.00	Jan 2012	28	17,458	(280)
	Coventry Health Care, Inc.	35.00	Aug 2012	38	20,786	(23,560)
	Covidien PLC	55.00	Jan 2012	12	6,444	(11,880)
	Covidien PLC	60.00	Jan 2012	5	4,485	(7,475)
	Cubist Pharmaceuticals, Inc.	25.00	Jan 2012	1	497	(10)
	CVS Caremark Corp.	40.00	Jan 2012	28	16,464	(1,568)
	DaVita, Inc.	60.00	Apr 2012	31	17,327	(3,565)
	Dendreon Corp.	60.00	Jan 2012	1	2,247	(5,268)
	DENTSPLY International, Inc.	40.00	Apr 2012	62	45,108	(34,410)
	Depomed, Inc.	10.00	Mar 2012	39	16,653	(18,720)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Edwards Lifesciences Corp.	$95.00	Jan 2012	80	$90,188	($193,595)
	Express Scripts, Inc.	50.00	Jun 2012	15	11,105	(12,075)
	Forest Laboratories, Inc.	35.00	Jan 2012	28	13,160	(13,300)
	Gilead Sciences, Inc.	40.00	Jan 2012	7	3,414	(371)
	Gilead Sciences, Inc.	45.00	Jan 2012	42	26,645	(17,220)
	Gilead Sciences, Inc.	44.00	Jan 2012	25	14,405	(7,875)
	Gilead Sciences, Inc.	35.00	Jan 2013	15	7,380	(4,200)
	Henry Schein, Inc.	75.00	Jan 2012	82	62,932	(85,690)
	Henry Schein, Inc.	80.00	Jan 2012	17	13,878	(26,265)
	Hospira, Inc.	60.00	Jan 2012	6	4,800	(17,790)
	Human Genome Sciences, Inc.	26.00	Jan 2012	33	14,448	(60,060)
	Human Genome Sciences, Inc.	20.00	Apr 2012	25	21,300	(31,688)
	Humana, Inc.	60.00	Jan 2012	84	99,579	(840)
	Humana, Inc.	70.00	Jan 2012	56	52,611	(280)
	Humana, Inc.	85.00	Jan 2013	24	30,111	(24,120)
	Illumina, Inc.	60.00	Jan 2012	3	3,066	(8,880)
	InterMune, Inc.	40.00	Jan 2012	50	41,473	(138,125)
	InterMune, Inc.	45.00	Jan 2012	46	56,261	(149,615)
	Jazz Pharmaceuticals, Inc.	25.00	Jan 2012	42	22,974	(420)
	Jazz Pharmaceuticals, Inc.	30.00	Jan 2012	28	23,996	(420)
	Jazz Pharmaceuticals, Inc.	35.00	Jan 2012	22	18,854	(990)
	Jazz Pharmaceuticals, Inc.	40.00	Jan 2012	22	22,584	(5,170)
	Johnson & Johnson	65.00	Jan 2012	27	19,956	(1,755)
	Johnson & Johnson	67.50	Jan 2012	42	37,673	(7,980)
	Johnson & Johnson	70.00	Jan 2012	37	20,269	(16,317)
	Johnson & Johnson	70.00	Apr 2012	49	38,807	(26,705)
	MAXIMUS, Inc.	40.00	Apr 2012	104	47,448	(21,840)
	McKesson Corp.	80.00	Jan 2012	29	48,992	(8,410)
	McKesson Corp.	85.00	Jan 2012	14	19,908	(10,010)
	Medco Health Solutions, Inc.	60.00	Jan 2012	54	33,862	(23,490)
	Medco Health Solutions, Inc.	65.00	Jan 2012	45	18,695	(43,650)
	Medicis Pharmaceutical Corp.	35.00	Jan 2012	42	21,989	(8,295)
	Medtronic, Inc.	35.00	Jan 2012	28	17,976	(560)
	Medtronic, Inc.	40.00	Jan 2012	28	17,787	(6,104)
	Monsanto Company	62.50	Jan 2012	34	44,660	(1,020)
	Monsanto Company	65.00	Jan 2012	28	33,667	(1,736)
	Monsanto Company	70.00	Jan 2012	36	50,442	(8,352)
	Monsanto Company	75.00	Jan 2012	6	8,642	(3,330)
	Monsanto Company	80.00	Jan 2012	20	30,335	(20,200)
	Monsanto Company	80.00	Jan 2013	16	26,591	(25,760)
	Mylan, Inc.	22.50	Jan 2012	1	467	(151)
	Mylan, Inc.	25.00	Jan 2012	42	15,309	(15,225)
	Nuance Communications, Inc.	25.00	Apr 2012	15	9,255	(3,225)
	Perrigo Company	80.00	Jan 2012	17	22,134	(255)
	Pfizer, Inc.	20.00	Jan 2012	224	70,607	(1,792)
	Pfizer, Inc.	22.50	Jan 2012	191	94,866	(17,190)
	Pfizer, Inc.	25.00	Jan 2012	240	146,288	(81,000)
	Pharmasset, Inc.	125.00	Jan 2012	10	9,396	(7,550)
	Pharmasset, Inc.	65.00	May 2012	4	4,356	(1,760)
	Quest Diagnostics, Inc.	60.00	Jan 2012	22	20,114	(5,500)
	Quest Diagnostics, Inc.	55.00	Jan 2012	20	11,810	(800)
	Quest Diagnostics, Inc.	65.00	Jan 2012	45	43,422	(31,950)
	Quest Diagnostics, Inc.	60.00	May 2012	16	10,832	(7,840)
	Salix Pharmaceuticals Ltd.	50.00	Jan 2012	17	20,179	(5,228)
	Sanofi CVR	75.00	Jan 2012	19	8,018	(238)
	Sanofi ADR	35.00	Mar 2012	31	13,767	(4,108)
	Savient Pharmaceuticals, Inc.	15.00	Jan 2012	75	36,595	(95,625)
	St. Jude Medical, Inc.	45.00	Jan 2012	26	14,762	(27,690)
	Stryker Corp.	60.00	Jan 2012	16	14,816	(16,400)
	Stryker Corp.	65.00	Jan 2012	8	6,816	(12,200)
	Stryker Corp.	70.00	Jan 2012	13	16,076	(26,260)
	Stryker Corp.	60.00	Mar 2012	10	12,992	(10,350)
	SXC Health Solutions Corp.	50.00	Jan 2012	2	1,044	(90)
	SXC Health Solutions Corp.	70.00	Jan 2012	38	40,418	(51,490)
	Teva Pharmaceuticals Industries, Ltd.	52.50	Jan 2012	17	12,741	(20,613)
	Teva Pharmaceuticals Industries, Ltd.	55.00	Jan 2012	12	8,724	(17,520)
	Teva Pharmaceuticals Industries, Ltd.	45.00	Jan 2013	15	13,755	(11,025)
	The Cooper Companies, Inc.	55.00	May 2012	25	14,550	(4,313)
	Thermo Fisher Scientific, Inc.	50.00	Jun 2012	23	18,446	(15,065)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	United Therapeutics Corp.	$60.00	Jan 2012	21	$19,695	($26,565)
	UnitedHealth Group, Inc.	35.00	Jan 2012	12	11,324	(36)
	UnitedHealth Group, Inc.	40.00	Jan 2012	16	13,888	(56)
	UnitedHealth Group, Inc.	45.00	Jan 2012	28	15,876	(392)
	UnitedHealth Group, Inc.	50.00	Jan 2012	28	23,908	(2,800)
	UnitedHealth Group, Inc.	55.00	Jan 2012	28	21,286	(12,320)
	UnitedHealth Group, Inc.	60.00	Mar 2012	17	18,229	(16,278)
	Valeant Pharmaceuticals International, Inc.	65.00	Jan 2012	16	18,713	(356)
	Valeant Pharmaceuticals International, Inc.	40.00	Jan 2012	5	3,435	(275)
	Vertex Pharmaceuticals, Inc.	55.00	Jan 2012	19	16,473	(42,370)
	Walgreen Company	50.00	Jan 2012	17	15,234	(28,645)
	Warner Chilcott PLC	20.00	Jan 2013	26	12,922	(15,990)
	Watson Pharmaceuticals, Inc.	70.00	Jan 2012	56	71,511	(54,040)
	WellPoint, Inc.	65.00	Jan 2012	19	15,778	(2,052)
	WellPoint, Inc.	85.00	Jan 2012	14	16,349	(25,585)
	Zimmer Holdings, Inc.	70.00	Jan 2012	20	18,040	(33,300)
	Zimmer Holdings, Inc.	65.00	Jan 2012	19	14,193	(22,040)
				4,211	$3,169,461	($2,443,244)

Mutual Shares Trust

The Portfolio used written options to manage against anticipated changes in securities markets and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Mutual Shares Trust	CALLS
	Google, Inc.	$645.00	Feb 2012	14	$28,350	($39,480)
				14	$28,350	($39,480)

Value & Restructuring Trust

The Portfolio used written options as a substitute for securities purchased. At December 31, 2011, the Portfolio held no written options.

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. A Portfolio may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the Portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the Portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Portfolio.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended December 31, 2011, Core Allocation Plus Trust used CDS as a Buyer of protection to manage against potential credit events. The following table summarizes the credit default swap contracts the Portfolio held as of December 31, 2011 as a Buyer of protection. During the year ended December 31, 2011, the Portfolio held credit default swap contracts with total USD notional amounts ranging from approximately $50 thousand to $7.9 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs International	Everest Reinsurance Holdings, Inc.	$50,000	USD	50,000	(1.750)%	Dec 2013	—	($934)	($934)
	Goldman Sachs International	CMBX.NA.AM.4	125,000	USD	125,000	(0.500)%	Feb 2051	$26,470	3,830	30,300
	Goldman Sachs International	ITRAXX-EUROPES16V1-5Y	95,000	EUR	127,343	(1.000)%	Dec 2016	3,931	62	3,993
	Goldman Sachs International	ITRAXX-EUROPES16V1-5Y	225,000	EUR	292,084	(1.000)%	Dec 2016	12,152	(2,693)	9,459
	Goldman Sachs International	ITRAXX-XOVERS16V1-5Y	70,000	EUR	91,543	(5.000)%	Dec 2016	9,956	(1,821)	8,135
	Goldman Sachs International	LCDX.NA.17-V1	350,000	USD	350,000	(2.500)%	Dec 2016	26,120	(3,069)	23,051
	Goldman Sachs International	ITRAXX-XOVERS16V1-5Y	30,000	EUR	38,819	(5.000)%	Dec 2016	4,001	(988)	3,013
	Goldman Sachs International	CDX-EMS16V1-5Y	405,000	USD	405,000	(5.000)%	Dec 2016	(29,026)	(6,288)	(35,314)
	Goldman Sachs International	CDX-EMS16V1-5Y	405,000	USD	405,000	(5.000)%	Dec 2016	(29,218)	(6,096)	(35,314)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust (continued)
	Goldman Sachs International	CMBX.NA.AM.3	100,000	USD	$100,000	(0.500)%	Dec 2049	$23,765	($3,650)	$20,115
	JPMorgan Chase	CMBX.NA.AM.3	115,932	USD	115,932	(0.500)%	Dec 2049	16,618	6,702	23,320
	JPMorgan Chase	CMBX.NA.A.3	65,000	USD	65,000	(0.620)%	Dec 2049	46,349	1,093	47,442
	JPMorgan Chase	CMBX.NA.A.3	60,000	USD	60,000	(0.620)%	Dec 2049	42,879	914	43,793
	JPMorgan Chase	ITRAXX-XOVERS16V1-5Y	140,000	EUR	182,644	(5.000)%	Dec 2016	17,556	(1,283)	16,273
	JPMorgan Chase	CDX-NAHYS17V3-5Y	49,000	USD	49,000	(5.000)%	Dec 2016	4,233	(1,471)	2,762
	JPMorgan Chase	CDX-EMS16V1-5Y	275,000	USD	275,000	(5.000)%	Dec 2016	(19,709)	(4,270)	(23,979)
	Morgan Stanley	CMBX.NA.A.3	60,000	USD	60,000	(0.620)%	Dec 2049	43,441	352	43,793
	Morgan Stanley	CMBX.NA.AM.4	175,000	USD	175,000	(1.000)%	Feb 2051	44,793	(2,373)	42,420
	Morgan Stanley	CDX-NAHYS17V3-5Y	372,400	USD	372,400	(5.000)%	Dec 2016	33,970	(8,425)	25,545
	Morgan Stanley	CMBX.NA.AM.4	220,000	USD	220,000	(0.500)%	Feb 2051	42,296	11,033	53,329
	Morgan Stanley	CMBX.NA.AM.3	129,068	USD	129,068	(0.500)%	Dec 2049	18,102	7,860	25,962
	Morgan Stanley	CMBX.NA.A.3	45,000	USD	45,000	(0.620)%	Dec 2049	32,130	715	32,845
					$3,733,833			$370,809	($10,800)	$360,009

Implied credit spreads are utilized in determining the market value of CDS agreements in which the Portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Portfolio as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

Core Allocation Plus Trust used CDS as a Seller of protection during the year ended December 31, 2011 to take a long position in the exposure of the benchmark credit event and to gain exposure to security or credit index. The following table summarizes the credit default swap contracts the Portfolio held as of December 31, 2011 where the Portfolio acted as a Seller of protection. During the year ended December 31, 2011, the Portfolio acted as Seller on credit default swap contracts with total USD notional amounts ranging up to approximately $7.0 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs International	CDX-NAIGS17V1-5Y	n/a	1,065,000	USD	$1,065,000	1.000%	Dec 2016	($12,829)	$3,453	($9,376)
	Goldman Sachs International	CDX-NAIGS17V1-5Y	n/a	225,000	USD	225,000	1.000%	Dec 2016	(2,778)	1,347	(1,431)
	Goldman Sachs International	Caterpillar, Inc.	1.75%	40,000	USD	$40,000	1.000%	Mar 2017	(1,563)	106	(1,457)
	Goldman Sachs International	Caterpillar, Inc.	1.75%	140,000	USD	140,000	1.000%	Mar 2017	(5,351)	252	(5,099)
	Goldman Sachs International	CDX-NAIGS17V1-5Y	n/a	1,265,000	USD	1,265,000	1.000%	Dec 2016	(24,631)	13,494	(11,137)
	Goldman Sachs International	CDX-NAIGS17V1-5Y	n/a	2,265,000	USD	2,265,000	1.000%	Dec 2016	(31,382)	11,441	(19,941)
	JPMorgan Chase	CMBX.NA.AJ.3	n/a	190,000	USD	190,000	1.470%	Dec 2049	(86,922)	13,826	(73,096)
	JPMorgan Chase	CMBX.NA.AAA.5	n/a	230,000	USD	230,000	0.350%	Feb 2051	(23,488)	2,229	(21,259)
	JPMorgan Chase	CMBX.NA.AJ.1	n/a	115,000	USD	115,000	0.840%	Oct 2052	(25,165)	4,053	(21,112)
	JPMorgan Chase	CMBX.NA.AM.1	n/a	115,000	USD	115,000	0.500%	Oct 2052	(14,007)	793	(13,214)
	Morgan Stanley	Xerox Corp.	2.63%	325,000	USD	325,000	1.000%	Jun 2016	(4,302)	(17,033)	(21,335)
	Morgan Stanley	Caterpillar, Inc.	1.75%	185,000	USD	185,000	1.000%	Mar 2017	(7,058)	320	(6,738)
	Morgan Stanley	CMBX.NA.AJ.3	n/a	125,000	USD	125,000	1.470%	Dec 2049	(57,637)	9,701	(47,936)
	Morgan Stanley	CMBX.NA.A.5	n/a	230,000	USD	230,000	3.500%	Feb 2051	(116,797)	(40,596)	(157,393)
	Morgan Stanley	CMBX.NA.AAA.	n/a	460,000	USD	460,000	0.350%	Feb 2051	(36,284)	(6,101)	(42,385)
	Morgan Stanley	CMBX.NA.AM.1	n/a	60,000	USD	60,000	0.500%	Oct 2052	(7,346)	477	(6,869)
				$7,035,000					($457,540)	($2,238)	($459,778)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2011 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
All Cap Core Trust	Equity contracts	Receivable/payable for futures	Futures†	$78,093	—
	Total			$78,093	—
Capital Appreciation Value Trust	Equity contracts	Written options, at value	Options	—	($450,678)
	Total			—	($450,678)
Core Allocation Plus Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$33,055	($71,143)
	Equity contracts	Receivable/payable for futures	Futures†	74,220	(148,977)
	Credit contracts	Swap contracts, at value	Credit default swaps	455,550	(555,319)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Core Allocation Plus Trust (continued)	Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$22,359	($72,509)
	Total			$585,184	($847,948)
Health Sciences Trust	Equity contracts	Written options, at value	Options	—	($2,765,575)
	Total			—	($2,765,575)
Heritage Trust	Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$13,159	—
	Total			$13,159	—
International Core Trust	Equity contracts	Receivable/payable for futures	Futures†	$317,855	($299,370)
	Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	684,714	(625,714)
	Total			$1,002,569	($925,084)
Mutual Shares Trust	Equity contracts	Written options, at value	Options	—	($39,480)
	Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$5,498,009	($1,194,634)
	Total			$5,498,009	($1,234,114)
Smaller Company Growth Trust	Equity contracts	Receivable/payable for futures	Futures†	—	($3,593)
	Total			—	($3,593)
Utilities Trust	Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$797,591	($96,314)
	Total			$797,591	($96,314)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Fund	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Foreign Currency Transactions*	Total
All Cap Core Trust	Equity contracts	—	—	$235,080	—	—	$235,080
	Total	—	—	$235,080	—	—	$235,080
Alpha Opportunities Trust	Foreign exchange contracts	—	—	—	—	($65,437)	($65,437)
	Total	—	—	—	—	($65,437)	($65,437)
Capital Appreciation Value Trust	Equity contracts	—	($437,507)	—	—	—	($437,507)
	Total	—	($437,507)	—	—	—	($437,507)
Core Allocation Plus Trust	Interest rate contracts	—	—	($99,296)	—	—	($99,296)
	Equity contracts	—	—	(2,226,187)	—	—	(2,226,187)
	Credit contracts	—	—	—	$113,460	—	113,460
	Foreign exchange contracts	—	—	—	—	($257,204)	(257,204)
	Total	—	—	($2,325,483)	$113,460	($257,204)	($2,469,227)
Health Sciences Trust	Equity contracts	($60,558)	$919,435	—	—	—	$858,877
	Total	($60,558)	$919,435	—	—	—	$858,877
Heritage Trust	Foreign exchange contracts	—	—	—	—	$54,588	$54,588
	Total	—	—	—	—	$54,588	$54,588
International Core Trust	Foreign exchange contracts	—	—	—	—	($2,503,911)	($2,503,911)
	Equity contracts	—	—	($2,538,935)	—	—	(2,538,935)
	Total	—	—	($2,538,935)	—	($2,503,911)	($5,042,846)
International Opportunities Trust	Foreign exchange contracts	—	—	—	—	($3,575,486)	($3,575,486)
	Total	—	—	—	—	($3,575,486)	($3,575,486)
Mutual Shares Trust	Foreign exchange contracts	—	—	—	—	($8,995,214)	($8,995,214)
	Equity contracts	—	$22,195	—	—	—	22,195
	Total	—	$22,195	—	—	($8,995,214)	($8,973,019)
Small Cap Growth Trust	Foreign exchange contracts	—	—	—	—	($38,297)	($38,297)
	Total	—	—	—	—	($38,297)	($38,297)

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Net Realized Gain (Loss) on:
Fund	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Foreign Currency Transactions*	Total
Smaller Company Growth Trust	Equity contracts	—	—	$24,187	—	—	$24,187
	Total	—	—	$24,187	—	—	$24,187
Utilities Trust	Foreign exchange contracts	—	—	—	—	$953,413	$953,413
	Total	—	—	—	—	$953,413	$953,413
Value & Restructuring Trust	Equity contracts	—	$76,848	—	—	—	$76,848
	Total	—	$76,848	—	—	—	$76,848

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Written Options	Futures Contracts	Swap Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
All Cap Core Trust	Equity contracts	—	$22,708	—	—	$22,708
	Total	—	$22,708	—	—	$22,708
Capital Appreciation Value Trust	Foreign exchange contracts	$626,204	—	—	—	$626,204
	Total	$626,204	—	—	—	$626,204
Core Allocation Plus Trust	Interest rate contracts	—	($158,654)	—	—	($158,654)
	Equity contracts	—	($408,163)	—	—	(408,163)
	Credit contracts	—	—	($11,631)	—	(11,631)
	Foreign exchange contracts	—	—	—	($10,552)	(10,552)
	Total	—	($566,817)	($11,631)	($10,552)	($589,000)
Health Sciences Trust	Equity contracts	($1,041,166)	—	—	—	($1,041,166)
	Total	($1,041,166)	—	—	—	($1,041,166)
Heritage Trust	Foreign exchange contracts	—	—	—	$19,717	$19,717
	Total	—	—	—	$19,717	$19,717
International Core Trust	Foreign exchange contracts	—	—	—	$847,855	$847,855
	Equity contracts		$113,937	—	—	113,937
	Total	—	$113,937	—	$847,855	$961,792
Mutual Shares Trust	Foreign exchange contracts	—	—	—	$6,402,871	$6,402,871
	Equity contracts	($11,130)	—	—	—	(11,130)
	Total	($11,130)	—	—	$6,402,871	$6,391,741
Small Cap Growth Trust	Foreign exchange contracts	—	—	—	$25,665	$25,665
	Total	—	—	—	$25,665	$25,665
Smaller Company Growth Trust	Equity contracts	—	($26,179)	—	—	($26,179)
	Total	—	($26,179)	—	—	($26,179)
Utilities Trust	Foreign exchange contracts	—	—	—	$702,050	$702,050
	Total	—	—	—	$702,050	$702,050
Value & Restructuring Trust	Equity contracts	$100,745	—	—	—	$100,745
	Total	$100,745	—	—	—	$100,745

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee.  The Portfolios have an investment management agreement with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of JHF II, unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	All Cap Core Trust and All Cap Value Trust — a) 0.80% of the first $500 million of aggregate net assets and b) 0.75% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 1.025% of the first $250 million of aggregate net assets; b) 1.00% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.95% of the excess over $1 billion of aggregate net assets.

•	Balanced Trust — a) 0.84% of the first $250 million of average net assets; b) 0.81% of average net assets between $250 million and $500 million; c) 0.80% of the average net assets between $500 million and $1 billion; and d) 0.78% of the excess over $1 billion of average net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.85% of the first $300 million of aggregate net assets; b) 0.80% of aggregate net assets between $300 million and $500 million; c) 0.70% of the aggregate net assets between $500 million and $1 billion; and d) 0.67% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net assets are less than $500 million, then the following fee schedule applies: a) 0.95% of the first $250 million of aggregate net assets and b) 0.85% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.85% of the first $500 million of aggregate net assets and b) 0.80% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.80% of aggregate net assets.

•	Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also includes the funds of American Fund Insurance Series. The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.05% of the first $500 million of average net assets and b) 0.04% of the excess over $500 million of average net assets. The advisory fee paid on Other Assets is as follows: a) 0.50% of the first $500 million of average net assets and b) 0.49% of the excess over $500 million of average net assets.

•	Core Allocation Plus Trust — a) 0.915% of the first $500 million of aggregate net assets and b) 0.865% excess over $500 million of aggregate net assets.

•	Disciplined Diversification Trust — a) 0.80% of the first $100 million of average net assets; b) 0.70% of average net assets between $100 million and $1 billion; and c) 0.65% of the excess over $1 billion of average net assets.

•	Emerging Markets Value Trust — a) 1.00% of the first $100 million of aggregate net assets and b) 0.95% of the excess over $100 million of aggregate net assets.

•	Equity-Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Financial Services Trust and Fundamental Value Trust — a) 0.80% of the first $50 million of aggregate net assets; b) 0.775% of aggregate net assets between $50 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets. Prior to December 16, 2011, the advisory rates were as follows: a) 0.85% of the first $50 million of aggregate net assets; b) 0.80% of aggregate net assets between $50 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

•	Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.65% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) and Global Diversification Trust (formerly American Global Diversification Trust) — Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of JHF II for all the funds listed. The daily management fee paid on these assets is a) 0.05% on the first $500 million of aggregate net assets and b) 0.04% on the excess over $500 million of aggregate net assets.

•	Fundamental Large Cap Value Trust (formerly Optimized Value Trust) — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $1 billion; and c) 0.60% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets.

•	Growth Equity Trust — Aggregate net assets are the aggregate net assets of Growth Equity Trust and the John Hancock Funds III Rainier Growth Fund. The advisory fees paid are as follows: a) 0.75% of the first $3 billion of aggregate net assets; b) 0.725% of aggregate nets assets between $3 billion and $6 billion; and c) 0.70% of the excess over $6 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.05% of the first $500 million of aggregate net assets and b) 1.00% of the excess over $500 million of aggregate net assets.

•	Heritage Trust — a) 0.85% of the first $400 million of aggregate net assets; b) 0.825% of aggregate net assets between $400 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

•	International Core Trust — Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.92% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.88% of aggregate net assets between $1 billion and $2 billion; d) 0.85% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.80% of aggregate net assets in excess over $4 billion.

•	International Growth Stock Trust — a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $750 million; and c) 0.75% of the excess over $750 million of aggregate net assets.

•	International Opportunities Trust — a) 0.90% of the first $750 million of aggregate net assets; b) 0.85% of aggregate net assets between $750 million and $1.5 billion; and c) 0.80% of the excess over $1.5 billion of aggregate net assets.

•	International Small Company Trust — 0.95% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.95% of the first $150 million of aggregate net assets; b) 0.85% of aggregate net assets between $150 million and $300 million; and c) 0.80% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.80% of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Large Cap Trust — a) 0.78% of the first $250 million of aggregate net assets; b) 0.73% of aggregate net assets between $250 million and $500 million; c) 0.68% of aggregate net assets between $500 million and $750 million; and d) 0.65% of the excess over $750 million of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and b) a fee on net assets not invested in affiliated funds (Other Assets). The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.05% of the first $7.5 billion of aggregate net assets and b) 0.04% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other Assets is as follows: a) 0.50% of the first $7.5 billion of aggregate net assets and b) 0.49% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Cap Value Equity Trust — a) 0.875% of the first $250 million of aggregate net assets; b) 0.85% of aggregate net assets between $250 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

•	Mid Value Trust — a) 1.05% of the first $50 million of aggregate net assets; and b) 0.95% of the excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — a) 0.96% of the first $1 billion of aggregate net assets; and b) 0.94% of the excess over $1 billion of aggregate net assets. Prior to March 25, 2011, the advisory rate was 0.96% of average net assets.

•	Natural Resources Trust — a) 1.00% of the first $1 billion of aggregate net assets and b) 0.975% of aggregate net assets between $1 billion and $2 billion; and c) 0.95% excess over $2 billion of aggregate net assets.

•	Real Estate Securities Trust — 0.70% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.05% of the first $500 million of aggregate net assets and b) 1.00% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.10% of the first $100 million of aggregate net assets and b) 1.05% of the excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.00% of the first $500 million of aggregate net assets; b) 0.95% of aggregate net assets between $500 million and $1 billion; c) 0.90% of aggregate net assets between $1 billion and $2 billion; and d) 0.85% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.10% of the first $100 million of aggregate net assets; b) 1.05% of aggregate net assets between $100 million and $600 million; and c) 1.00% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.05% of the first $250 million of aggregate net assets and b) 1.00% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the Portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.00% of aggregate net assets.

•	Smaller Company Growth Trust — a) 1.10% of the first $125 million of aggregate net assets; b) 1.05% of aggregate net assets between $125 million and $375 million; c) 1.00% of aggregate net assets between $375 million and $1 billion; and d) 0.95% of the excess over $1 billion of aggregate net assets.

•	U.S. Equity Trust (formerly U.S. Multi Sector Trust) — a) 0.78% of the first $500 million of aggregate net assets; b) 0.76% of aggregate net assets between $500 million and $1 billion; and c) 0.74% of the excess over $1 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of average net assets; b) 0.80% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion and d) 0.70% of the excess over $1.5 billion of average net assets.

•	Value Trust — a) 0.75% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.65% of the excess over $500 million of aggregate net assets.

•	Value & Restructuring Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; and c) 0.775% of the excess over $1 billion of aggregate net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolios	Subadviser
Heritage Trust	American Century Investment Management, Inc.
Mid Cap Value Equity Trust Value & Restructuring Trust	Columbia Management Investment Advisers, LLC
Financial Services Trust Fundamental Value Trust	Davis Selected Advisers, L.P.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Disciplined Diversification Trust Emerging Markets Value Trust International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC.
International Core Trust U.S. Equity Trust (formerly U.S. Multi Sector Trust)	Grantham, Mayo, Van Otterloo & Co. LLC

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolios	Subadviser
International Growth Stock Trust Small Company Growth Trust Value Trust	Invesco Advisers, Inc.
Capital Appreciation Trust	Jennison Associates, LLC
Smaller Company Growth Trust	John Hancock Asset Management[1,2], Frontier Capital Management Company, LLC; Perimeter Capital Management
Core Fundamental Holdings Trust
Core Global Diversification Trust
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)
Fundamental Large Cap Value Trust (formerly Optimized Value Trust)
Global Diversification Trust (formerly American Global Diversification)
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
John Hancock Asset Management[1,2]
Core Allocation Trust Core Disciplined Diversification Trust Franklin Templeton Founding Allocation Trust	John Hancock Asset Management[1,3]
All Cap Value Trust	Lord, Abbett & Co. LLC
International Opportunities Trust	Marsico Capital Management, LLC
Utilities Trust	MFS Investment Management
All Cap Core Trust	QS Investors, LLC
Growth Equity Trust	Rainier Investment Management, Inc.
Balanced Trust Blue Chip Growth Trust Capital Appreciation Value Trust Equity-Income Trust Health Sciences Trust Mid Value Trust Small Company Value Trust	T. Rowe Price Associates, Inc.
Science & Technology Trust	T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Large Cap Trust	UBS Global Asset Management (Americas) Inc.[4]
Alpha Opportunities Trust Core Allocation Plus Trust Mid Cap Stock Trust Natural Resources Trust Small Cap Growth Trust Small Cap Value Trust	Wellington Management Company, LLP

1	An Affiliate of the Adviser.

2	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3	Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

4	Effective January 19, 2012, Grantham, Mayo, Van Otterloo & Co., LLC (GMO) became the subadviser to the Large Cap Trust.

The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended December 31, 2011 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
All Cap Core Trust	0.78%
All Cap Value Trust	0.77%
Alpha Opportunities Trust	0.97%
American Asset Allocation Trust	0.00%*
American Blue Chip Income and Growth Trust	0.00%*
American Global Growth Trust	0.00%*
American Global Small Capitalization Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American High-Income Bond Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Balanced Trust	0.84%
Blue Chip Growth Trust	0.78%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.85%
Core Allocation Trust	0.05%
Core Allocation Plus Trust	0.91%
Core Disciplined Diversification Trust	0.05%
Core Fundamental Holdings Trust	0.05%
Core Global Diversification Trust	0.05%
Disciplined Diversification Trust	0.73%
Emerging Markets Value Trust	0.95%
Equity-Income Trust	0.78%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Annual Effective Rate
Financial Services Trust	0.81%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental All Cap Core Trust	0.68%
Fundamental Holdings Trust	0.04%
Fundamental Large Cap Trust	0.69%
Fundamental Value Trust	0.76%
Global Trust	0.81%
Global Diversification Trust	0.04%
Growth Equity Trust	0.75%
Health Sciences Trust	1.05%
Heritage Trust	0.85%
International Core Trust	0.88%
International Growth Stock Trust	0.83%
International Opportunities Trust	0.89%
International Small Company Trust	0.95%
International Value Trust	0.80%
Large Cap Trust	0.76%
Lifestyle Balanced PS Series	0.05%
Lifestyle Conservative PS Series	0.05%
Lifestyle Growth PS Series	0.05%
Lifestyle Moderate PS Series	0.05%
Mid Cap Stock Trust	0.83%
Mid Cap Value Equity Trust	0.87%
Mid Value Trust	0.95%
Mutual Shares Trust	0.96%
Natural Resources Trust	1.00%
Real Estate Securities Trust	0.70%
Science & Technology Trust	1.05%
Small Cap Growth Trust	1.06%
Small Cap Opportunities Trust	1.00%
Small Cap Value Trust	1.05%
Small Company Growth Trust	1.00%
Small Company Value Trust	1.03%
Smaller Company Growth Trust	1.06%
U.S. Equity Trust	0.76%
Utilities Trust	0.83%
Value Trust	0.74%
Value & Restructuring Trust	0.82%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these Portfolios, see Note 1.

Expense reimbursements.  The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, transfer agency fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets
All Cap Core Trust	0.20%
All Cap Value Trust	0.20%
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Blue Chip Income & Growth Trust	0.10%
American Global Growth Trust	0.10%
American Global Small Capitalization Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American High-Income Bond Trust	0.10%
American International Trust	0.10%
American New World Trust	0.10%
Balanced Trust	0.20%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Allocation Plus Trust	0.20%
Disciplined Diversification Trust	0.20%
Emerging Markets Value Trust	0.25%
Equity-Income Trust	0.20%
Financial Services Trust	0.20%
Franklin Templeton Founding Allocation Trust	0.10%
Fundamental All Cap Core Trust	0.20%
Fundamental Holdings Trust	0.10%
Fundamental Large Cap Value Trust	0.20%
Fundamental Value Trust	0.20%
Global Trust	0.25%
Global Diversification Trust	0.10%
Growth Equity Trust	0.20%
Health Sciences Trust	0.20%
Heritage Trust	0.20%
International Core Trust	0.25%
International Growth Stock Trust	0.25%
International Opportunities Trust	0.25%
International Small Company Trust	0.25%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
International Value Trust	0.25%
Large Cap Trust	0.20%
Lifestyle Balanced PS Series	0.10%[1]
Lifestyle Conservative PS Series	0.10%[1]
Lifestyle Growth PS Series	0.10%[1]
Lifestyle Moderate PS Series	0.10%[1]
Mid Cap Stock Trust	0.20%
Mid Cap Value Equity Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Natural Resources Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Smaller Company Growth Trust	0.20%
U.S. Equity Trust	0.20%
Utilities Trust	0.20%
Value Trust	0.20%
Value & Restructuring Trust	0.20%

1	The waiver was made contractual effective December 16, 2011.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and John Hancock Funds II. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $85 billion.

The Adviser has contractually agreed to reimburse certain other expenses for Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust and Core Global Diversification Trust so that certain expenses do not exceed 0.07% of average daily net assets of Core Allocation Trust and Core Disciplined Diversification Trust and 0.05% of Core Fundamental Holdings Trust and Core Global Diversification Trust. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive its management fee for Global Trust, International Value Trust, Small Cap Opportunities Trust and Smaller Company Growth Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts the Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Adviser.

Effective July 1, 2011 the advisor voluntarily agreed to waive a portion of daily management fees for Global Trust, International Value Trust and International Small Company Trust. This voluntary waiver is the amount that the subadvisory fee is reduced by the subadvisor. This voluntary expense reimbursement may terminate at any time.

For the year ended December 31, 2011, the waivers under these agreements amounted to:

EXPENSE REIMBURSEMENTS BY CLASS

Portfolio	Series I	Series II	Series III	Series NAV	Total
All Cap Core Trust	$2,393	$258	—	$8,598	$11,249
All Cap Value Trust	1,050	964	—	10,875	12,889
Alpha Opportunities Trust	10	—	—	27,629	27,639
American Asset Allocation Trust	6,183	41,562	$4,597	—	52,342
American Blue Chip Income and Growth Trust	1,094	2,277	4,876	—	8,247
American Global Growth Trust	29	5,480	106	—	5,615
American Global Small Capitalization Trust	8	1,980	1,012	—	3,000
American Growth Trust	3,200	31,883	2,921	—	38,004
American Growth-Income Trust	6,659	26,080	2,389	—	35,128
American High-Income Bond Trust	27	1,782	1,295	—	3,104
American International Trust	3,153	19,834	1,227	—	24,214
American New World Trust	249	2,439	84	—	2,772
Balanced Trust	313	—	—	45,389	45,702
Blue Chip Growth Trust	101,315	43,872	—	443,006	588,193
Capital Appreciation Trust	6,176	2,434	—	24,819	33,429

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Series I	Series II	Series III	Series NAV	Total
Capital Appreciation Value Trust	$343	$125,355	—	$3,357	$129,055
Core Allocation Trust	10,893	89,313	—	43	100,249
Core Allocation Plus Trust	800	4,694	—	2,238	7,732
Core Disciplined Diversification Trust	—	103,085	—	14	103,099
Core Fundamental Holdings Trust	1	5,671	$504	—	6,176
Core Global Diversification Trust	3	6,053	376	—	6,432
Disciplined Diversification Trust	7	6,888	—	3,859	10,754
Emerging Markets Value Trust	266	—	—	30,796	31,062
Equity-Income Trust	111,207	60,490	—	494,492	666,189
Financial Services Trust	3,342	840	—	627	4,809
Fundamental All Cap Core Trust	4,028	1,996	—	33,993	40,017
Fundamental Holdings Trust	22	7,134	282	—	7,438
Fundamental Large Cap Value Trust	225	404	—	7,295	7,924
Fundamental Value Trust	11,676	9,284	—	29,507	50,467
Global Trust	38,252	7,283	—	100,869	146,404
Global Diversification Trust	44	4,049	—	—	4,093
Growth Equity Trust	—	—	—	13,863	13,863
Health Sciences Trust	34,213	34,235	—	18,518	86,966
Heritage Trust	—	—	—	4,195	4,195
International Core Trust	1,689	816	—	20,585	23,090
International Growth Stock Trust	—	—	—	5,803	5,803
International Opportunities Trust	112	962	—	12,750	13,824
International Small Company Trust	60,505	36,561	—	46,526	143,592
International Value Trust	55,246	47,527	—	331,315	434,088
Large Cap Trust	4,342	306	—	378	5,026
Lifestyle Balanced PS Series	—	43,674	—	—	43,674
Lifestyle Conservative PS Series	—	49,709	—	—	49,709
Lifestyle Growth PS Series	—	38,658	—	—	38,658
Lifestyle Moderate PS Series	—	48,744	—	—	48,744
Mid Cap Stock Trust	6,378	3,966	—	13,945	24,289
Mid Cap Value Equity Trust	—	—	—	4,151	4,151
Mid Value Trust	144,031	46,583	—	187,310	377,924
Mutual Shares Trust	5,610	—	—	13,631	19,241
Natural Resources Trust	512	5,057	—	2,422	7,991
Real Estate Securities Trust	3,142	2,434	—	6,626	12,202
Science & Technology Trust	108,986	16,581	—	3,818	129,385
Small Cap Growth Trust	2,846	1,241	—	8,899	12,986
Small Cap Opportunities Trust	34,518	33,604	—	83,218	151,340
Small Cap Value Trust	6,972	1,425	—	9,432	17,829
Small Company Growth Trust	—	—	—	3,230	3,230
Small Company Value Trust	52,779	47,727	—	118,001	218,507
Smaller Company Growth Trust	114,377	29,731	—	151,235	295,343
U.S. Equity Trust	—	—	—	24,435	24,435
Utilities Trust	3,792	942	—	1,073	5,807
Value Trust	6,444	1,019	—	662	8,125
Value & Restructuring Trust	—	—	—	8,990	8,990

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts eligible for recovery through 12-1-2012	Amounts eligible for recovery through 12-1-2013	Amounts eligible for recovery through 12-1-2014	Amount recovered during the period ended 12-31-2011
Core Allocation Trust	$36,883	$27,703	$100,249	$1,087
Core Disciplined Diversification Trust	—	8,168	103,099	34,253
Core Fundamental Holdings Trust	14,411	12,237	6,176	20,791
Core Global Diversification Trust	—	4,251	6,432	33,796
Lifestyle Balanced PS Series	—	—	43,674	—
Lifestyle Conservative PS Series	—	—	49,709	—
Lifestyle Growth PS Series	—	—	38,658	—
Lifestyle Moderate PS Series	—	—	48,744	—

Amounts recovered by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
Core Allocation Trust	$109	$977	—	$1	$1,087
Core Disciplined Diversification Trust	—	34,248	—	5	34,253
Core Fundamental Holdings Trust	2	19,146	$1,643	—	20,791
Core Global Diversification Trust	17	31,927	1,852	—	33,796

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The net investment management fees incurred for the year ended December 31, 2011, including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
All Cap Core Trust	0.77%	Global Diversification Trust	0.04%
All Cap Value Trust	0.77%	Growth Equity Trust	0.75%
Alpha Opportunities Trust	0.97%	Health Sciences Trust	0.99%
American Asset Allocation Trust	0.00%*	Heritage Trust	0.85%
American Blue Chip Income and Growth Trust	0.00%*	International Core Trust	0.88%
American Global Growth Trust	0.00%*	International Growth Stock Trust	0.83%
American Global Small Capitalization Trust	0.00%*	International Opportunities Trust	0.88%
American Growth Trust	0.00%*	International Small Company Trust	0.83%
American Growth-Income Trust	0.00%*	International Value Trust	0.76%
American High-Income Bond Trust	0.00%*	Large Cap Trust	0.75%
American International Trust	0.00%*	Lifestyle Balanced PS Series	0.00%
American New World Trust	0.00%*	Lifestyle Conservative PS Series	0.00%
Balanced Trust	0.80%	Lifestyle Growth PS Series	0.00%
Blue Chip Growth Trust	0.75%	Lifestyle Moderate PS Series	0.00%
Capital Appreciation Trust	0.70%	Mid Cap Stock Trust	0.83%
Capital Appreciation Value Trust	0.81%	Mid Cap Value Equity Trust	0.87%
Core Allocation Trust	0.00%	Mid Value Trust	0.91%
Core Allocation Plus Trust	0.91%	Mutual Shares Trust	0.96%
Core Disciplined Diversification Trust	0.01%	Natural Resources Trust	0.99%
Core Fundamental Holdings Trust	0.06%	Real Estate Securities Trust	0.70%
Core Global Diversification Trust	0.06%	Science & Technology Trust	1.02%
Disciplined Diversification Trust	0.73%	Small Cap Growth Trust	1.06%
Emerging Markets Value Trust	0.95%	Small Cap Opportunities Trust	0.91%
Equity-Income Trust	0.75%	Small Cap Value Trust	1.04%
Financial Services Trust	0.81%	Small Company Growth Trust	1.00%
Franklin Templeton Founding Allocation Trust	0.04%	Small Company Value Trust	0.98%
Fundamental All Cap Core Trust	0.67%	Smaller Company Growth Trust	0.94%
Fundamental Holdings Trust	0.04%	U.S. Equity Trust	0.75%
Fundamental Large Cap Trust	0.69%	Utilities Trust	0.82%
Fundamental Value Trust	0.76%	Value Trust	0.73%
Global Trust	0.79%	Value & Restructuring Trust	0.81%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these Portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2011, amounted to an annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

For all Portfolios except American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) and Global Diversification Trust (formerly American Global Diversification Trust), 12b-1 maximum fee rates are as follows:

Class	12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

For American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) and Global Diversification Trust (formerly American Global Diversification Trust), 12b-1 maximum fee rates are as follows:

Class	12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

For Core Fundamental Holdings Trust and Core Global Diversification Trust, 12b-1 maximum fee rates are as follows:

Class	12b-1 Fee
Series I	0.35%
Series II	0.55%
Series III	0.15%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  FUND SHARE TRANSACTIONS Transactions in Portfolio shares for the year ended December 31, 2011 and for the year ended December 31, 2010 were as follows:

All Cap Core Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	103,779	$1,773,806	46,555	$699,527
Distributions reinvested	47,266	765,940	52,008	833,811
Repurchased	(864,970)	(14,521,683)	(966,450)	(14,577,926)
Net decrease	(713,925)	($11,981,937)	(867,887)	($13,044,588)
Series II shares
Sold	12,370	$217,917	25,153	$386,931
Distributions reinvested	4,148	67,042	4,350	69,359
Repurchased	(90,302)	(1,523,718)	(124,413)	(1,839,903)
Net decrease	(73,784)	($1,238,759)	(94,910)	($1,383,613)
Series NAV shares
Sold	990,888	$15,365,682	142,836	$2,078,725
Distributions reinvested	187,594	3,041,043	184,693	2,964,654
Repurchased	(1,923,989)	(32,877,776)	(990,450)	(15,866,835)
Net decrease	(745,507)	($14,471,051)	(662,921)	($10,823,456)
Net decrease	(1,533,216)	($27,691,747)	(1,625,718)	($25,251,657)

All Cap Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	389,514	$3,235,525	331,862	$2,421,660
Distributions reinvested	14,345	112,907	15,546	126,574
Repurchased	(878,717)	(7,259,264)	(1,041,468)	(7,667,476)
Net decrease	(474,858)	($3,910,832)	(694,060)	($5,119,242)
Series II shares
Sold	235,851	$2,014,289	156,370	$1,150,798
Distributions reinvested	5,621	43,946	5,951	48,394
Repurchased	(730,766)	(6,060,132)	(796,623)	(5,880,543)
Net decrease	(489,294)	($4,001,897)	(634,302)	($4,681,351)
Series NAV shares
Sold	16,025,924	$133,431,081	35,897,428	$251,039,100
Distributions reinvested	202,534	1,589,461	129,247	1,061,282
Repurchased	(3,024,813)	(24,951,864)	(3,963,977)	(30,617,681)
Net increase	13,203,645	$110,068,678	32,062,698	$221,482,701
Net increase	12,239,493	$102,155,949	30,734,336	$211,682,108

Alpha Opportunities Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	29,150	$397,967	10,188	$158,212
Distributions reinvested	3,226	37,718	1,751	22,848
Repurchased	(14,587)	(231,809)	(2,556)	(38,485)
Net increase	17,789	$203,876	9,383	$142,575
Series NAV shares
Sold	4,967,463	$67,568,443	18,205,993	$243,101,297
Distributions reinvested	11,335,901	132,656,167	7,280,016	95,121,262
Repurchased	(3,169,290)	(48,774,988)	(6,484,950)	(94,911,989)
Net increase	13,134,074	$151,449,622	19,001,059	$243,310,570
Net increase	13,151,863	$151,653,498	19,010,442	$243,453,145

FUND SHARE TRANSACTIONS, CONTINUED

American Asset Allocation Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	167,106	$1,866,464	224,434	$2,348,464
Distributions reinvested	262,878	2,883,770	304,690	3,342,692
Repurchased	(2,975,023)	(33,316,635)	(3,068,167)	(31,239,095)
Net decrease	(2,545,039)	($28,566,401)	(2,539,043)	($25,547,939)
Series II shares
Sold	125,738	$1,416,114	643,170	$6,473,441
Distributions reinvested	1,616,567	17,733,694	1,825,345	20,018,786
Repurchased	(14,269,339)	(159,297,776)	(11,162,791)	(113,998,960)
Net decrease	(12,527,034)	($140,147,968)	(8,694,276)	($87,506,733)
Series III shares
Sold	162,125	$1,822,411	364,935	$3,721,261
Distributions reinvested	251,236	2,753,547	259,373	2,845,185
Repurchased	(996,272)	(11,119,292)	(1,070,954)	(10,857,436)
Net decrease	(582,911)	($6,543,334)	(446,646)	($4,290,990)
Net decrease	(15,654,984)	($175,257,703)	(11,679,965)	($117,345,662)

American Blue Chip Income and Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	342,283	$3,931,038	2,115,259	$22,652,571
Distributions reinvested	20,293	224,851	47,388	537,613
Repurchased	(2,695,114)	(28,439,887)	(1,136,234)	(12,293,459)
Net increase (decrease)	(2,332,538)	($24,283,998)	1,026,413	$10,896,725
Series II shares
Sold	275,259	$3,157,916	269,503	$2,838,653
Distributions reinvested	74,898	830,620	79,594	902,767
Repurchased	(1,381,409)	(15,753,767)	(1,202,437)	(12,543,778)
Net decrease	(1,031,252)	($11,765,231)	(853,340)	($8,802,358)
Series III shares
Sold	2,134,263	$23,627,065	3,379,774	$34,814,108
Distributions reinvested	263,884	2,921,200	211,105	2,390,787
Repurchased	(638,300)	(7,108,205)	(725,374)	(7,957,664)
Net increase	1,759,847	$19,440,060	2,865,505	$29,247,231
Net increase (decrease)	(1,603,943)	($16,609,169)	3,038,578	$31,341,598

American Global Growth Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	141,279	$1,504,276	30,704	$346,692
Distributions reinvested	1,638	16,541	304	3,412
Repurchased	(7,633)	(84,705)	—	—
Net increase	135,284	$1,436,112	31,008	$350,104
Series II shares
Sold	997,879	$9,980,029	1,267,371	$12,556,537
Distributions reinvested	130,886	1,320,640	157,322	1,759,775
Repurchased	(3,243,549)	(35,968,220)	(2,935,956)	(30,049,761)
Net decrease	(2,114,784)	($24,667,551)	(1,511,263)	($15,733,449)
Series III shares
Sold	63,202	$702,135	71,846	$733,038
Distributions reinvested	4,647	46,800	3,877	43,346
Repurchased	(21,907)	(249,229)	(8,709)	(88,173)
Net increase	45,942	$499,706	67,014	$688,211
Net decrease	(1,933,558)	($22,731,733)	(1,413,241)	($14,695,134)

1	The inception date for Series I shares is 11-5-10.

American Global Small Capitalization Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	44,283	$427,661	8,044	$79,918
Distributions reinvested	440	3,540	91	921
Repurchased	(9,128)	(85,256)	(8)	(79)
Net increase	35,595	$345,945	8,127	$80,760
Series II shares
Sold	841,632	$7,189,343	1,197,283	$10,883,519
Distributions reinvested	55,812	448,173	105,181	1,021,975
Repurchased	(2,022,985)	(19,443,393)	(2,345,314)	(20,441,125)
Net decrease	(1,125,541)	($11,805,877)	(1,042,850)	($8,535,631)
Series III shares
Sold	787,854	$6,576,117	230,218	$1,936,105
Distributions reinvested	55,376	444,668	62,162	609,291
Repurchased	(198,443)	(1,878,731)	(558,337)	(5,214,395)
Net increase (decrease)	644,787	$5,142,054	(265,957)	($2,668,999)
Net decrease	(445,159)	($6,317,878)	(1,300,680)	($11,123,870)

1	The inception date for Series I shares is 11-5-10.

FUND SHARE TRANSACTIONS, CONTINUED

American Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	623,022	$10,058,028	1,231,457	$17,291,403
Distributions reinvested	15,550	231,543	21,483	332,471
Repurchased	(1,275,298)	(19,959,201)	(1,278,072)	(17,308,163)
Net increase (decrease)	(636,726)	($9,669,630)	(25,132)	$315,711
Series II shares
Sold	3,570,980	$51,184,348	1,804,161	$22,498,253
Distributions reinvested	56,130	833,531	135,820	2,078,031
Repurchased	(13,881,402)	(218,566,280)	(15,769,444)	(220,958,229)
Net decrease	(10,254,292)	($166,548,401)	(13,829,463)	($196,381,945)
Series III shares
Sold	1,140,404	$17,316,150	1,497,958	$20,328,727
Distributions reinvested	41,077	609,163	36,861	571,234
Repurchased	(270,147)	(4,313,014)	(487,961)	(7,266,840)
Net increase	911,334	$13,612,299	1,046,858	$13,633,121
Net decrease	(9,979,684)	($162,605,732)	(12,807,737)	($182,433,113)

American Growth-Income Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	213,376	$3,053,143	127,710	$1,726,237
Distributions reinvested	167,693	2,419,390	170,027	2,524,019
Repurchased	(2,813,914)	(41,900,690)	(3,085,388)	(41,995,483)
Net decrease	(2,432,845)	($36,428,157)	(2,787,651)	($37,745,227)
Series II shares
Sold	2,232,981	$29,875,935	3,252,987	$39,988,925
Distributions reinvested	598,818	8,627,280	587,877	8,704,616
Repurchased	(11,123,311)	(165,018,931)	(11,099,063)	(153,523,455)
Net decrease	(8,291,512)	($126,515,716)	(7,258,199)	($104,829,914)
Series III shares
Sold	315,359	$4,375,242	547,374	$7,092,799
Distributions reinvested	85,294	1,227,239	74,904	1,110,111
Repurchased	(442,849)	(6,534,637)	(455,319)	(6,406,065)
Net increase (decrease)	(42,196)	($932,156)	166,959	$1,796,845
Net decrease	(10,766,553)	($163,876,029)	(9,878,891)	($140,778,296)

American High-Income Bond Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	177,529	$1,986,056	2,774	$32,357
Distributions reinvested	11,626	119,518	197	2,153
Repurchased	(31,048)	(347,815)	(1)	(8)
Net increase	158,107	$1,757,759	2,970	$34,502
Series II shares
Sold	739,224	$8,168,996	1,239,235	$13,674,316
Distributions reinvested	379,639	3,895,090	368,035	4,015,278
Repurchased	(1,589,315)	(17,623,785)	(1,589,093)	(16,968,498)
Net increase (decrease)	(470,452)	($5,559,699)	18,177	$721,096
Series III shares
Sold	162,267	$1,767,895	2,095,232	$22,329,810
Distributions reinvested	310,290	3,177,372	265,702	2,893,513
Repurchased	(286,748)	(3,173,532)	(165,717)	(1,765,428)
Net increase	185,809	$1,771,735	2,195,217	$23,457,895
Net increase (decrease)	(126,536)	($2,030,205)	2,216,364	$24,213,493

1	The inception date for Series I shares is 11-5-10.

American International Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	582,710	$9,006,755	1,355,792	$20,674,996
Distributions reinvested	99,473	1,367,751	111,981	1,822,161
Repurchased	(1,584,617)	(25,636,928)	(818,503)	(12,485,498)
Net increase (decrease)	(902,434)	($15,262,422)	649,270	$10,011,659
Series II shares
Sold	4,035,666	$54,275,441	3,606,351	$51,631,587
Distributions reinvested	582,796	8,007,614	631,565	10,267,844
Repurchased	(7,262,729)	(114,991,861)	(8,722,656)	(132,816,070)
Net decrease	(2,644,267)	($52,708,806)	(4,484,740)	($70,916,639)
Series III shares
Sold	1,212,851	$18,285,485	1,447,662	$21,725,860
Distributions reinvested	63,966	876,340	38,014	616,888
Repurchased	(23,385)	(378,649)	(119,166)	(1,884,163)
Net increase	1,253,432	$18,783,176	1,366,510	$20,458,585
Net decrease	(2,293,269)	($49,188,052)	(2,468,960)	($40,446,395)

FUND SHARE TRANSACTIONS, CONTINUED

American New World Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	341,596	$4,324,157	593,316	$7,474,308
Distributions reinvested	10,940	126,904	6,428	88,044
Repurchased	(181,981)	(2,348,303)	(146,763)	(1,823,040)
Net increase	170,555	$2,102,758	452,981	$5,739,312
Series II shares
Sold	673,218	$8,982,540	2,084,485	$26,209,706
Distributions reinvested	72,521	840,517	66,872	914,849
Repurchased	(2,010,302)	(26,662,920)	(1,766,867)	(21,552,261)
Net increase (decrease)	(1,264,563)	($16,839,863)	384,490	$5,572,294
Series III shares
Sold	59,018	$775,951	68,186	$831,156
Distributions reinvested	4,190	48,439	2,757	37,654
Repurchased	(29,767)	(391,738)	(5,039)	(62,531)
Net increase	33,441	$432,652	65,904	$806,279
Net increase (decrease)	(1,060,567)	($14,304,453)	903,375	$12,117,885

Balanced Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	26,340	$431,768	38,310	$589,480
Distributions reinvested	1,115	17,874	789	12,218
Repurchased	(4,302)	(71,232)	(5,329)	(81,502)
Net increase	23,153	$378,410	33,770	$520,196
Series NAV shares
Sold	2,246,879	$37,613,043	3,759,948	$57,412,026
Distributions reinvested	155,084	2,485,839	106,679	1,656,003
Repurchased	(145,987)	(2,367,698)	(175,336)	(2,577,104)
Net increase	2,255,976	$37,731,184	3,691,291	$56,490,925
Net increase	2,279,129	$38,109,594	3,725,061	$57,011,121

Blue Chip Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	187,326	$4,024,600	141,121	$2,511,049
Distributions reinvested	1,126	22,096	15,405	263,895
Repurchased	(2,900,620)	(60,340,373)	(3,177,902)	(56,287,174)
Net decrease	(2,712,168)	($56,293,677)	(3,021,376)	($53,512,230)
Series II shares
Sold	563,756	$11,598,644	445,428	$7,903,350
Distributions reinvested	—	—	4,023	68,643
Repurchased	(1,356,710)	(28,008,995)	(1,198,473)	(21,333,649)
Net decrease	(792,954)	($16,410,351)	(749,022)	($13,361,656)
Series NAV shares
Sold	3,289,377	$64,071,813	9,790,959	$165,258,750
Distributions reinvested	9,901	194,052	66,174	1,130,905
Repurchased	(7,906,600)	(166,963,107)	(7,713,826)	(145,250,170)
Net increase (decrease)	(4,607,322)	($102,697,242)	2,143,307	$21,139,485
Net decrease	(8,112,444)	($175,401,270)	(1,627,091)	($45,734,401)

Capital Appreciation Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	533,849	$5,574,245	677,610	$6,039,919
Issued in reorganization (Note 11)	—	—	9,760,148	90,048,368
Distributions reinvested	14,450	140,457	28,831	269,241
Repurchased	(4,131,055)	(42,157,526)	(3,881,513)	(34,337,740)
Net increase (decrease)	(3,582,756)	($36,442,824)	6,585,076	$62,019,788
Series II shares
Sold	509,277	$5,126,630	657,362	$5,950,307
Issued in reorganization (Note 11)	—	—	1,469,261	13,436,355
Distributions reinvested	2,307	22,127	1,974	16,763
Repurchased	(1,765,565)	(17,966,711)	(1,656,499)	(14,315,578)
Net increase (decrease)	(1,253,981)	($12,817,954)	472,098	$5,087,847
Series NAV shares
Sold	4,219,648	$40,646,963	1,768,692	$15,632,042
Issued in reorganization (Note 11)	—	—	172,234	1,589,113
Distributions reinvested	91,992	898,324	150,158	1,417,013
Repurchased	(9,454,701)	(99,340,218)	(8,385,517)	(78,293,449)
Net decrease	(5,143,061)	($57,794,931)	(6,294,433)	($59,655,281)
Net increase (decrease)	(9,979,798)	($107,055,709)	762,741	$7,452,354

FUND SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	29,882	$344,296	77,939	$912,094
Distributions reinvested	2,341	26,167	10,564	121,593
Repurchased	(40,012)	(475,972)	(54,004)	(631,093)
Net increase (decrease)	(7,789)	($105,509)	34,499	$402,594
Series II shares
Sold	97,677	$1,129,490	235,944	$2,785,600
Distributions reinvested	758,310	8,436,134	3,458,373	39,769,298
Repurchased	(3,812,111)	(44,213,677)	(3,983,423)	(47,297,017)
Net decrease	(2,956,124)	($34,648,053)	(289,106)	($4,742,119)
Series NAV shares
Sold	1,309,463	$15,340,681	241,157	$2,887,500
Distributions reinvested	37,775	423,360	52,268	600,584
Repurchased	(322,182)	(3,791,911)	(95,329)	(1,096,328)
Net increase	1,025,056	$11,972,130	198,096	$2,391,756
Net decrease	(1,938,857)	($22,781,432)	(56,511)	($1,947,769)

Core Allocation Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	247,494	$3,997,873	400,078	$6,058,229
Distributions reinvested	37,220	559,712	16,962	266,498
Repurchased	(94,363)	(1,513,951)	(15,190)	(231,395)
Net increase	190,351	$3,043,634	401,850	$6,093,332
Series II shares
Sold	2,324,940	$38,084,618	3,033,350	$46,060,544
Distributions reinvested	293,156	4,408,319	116,008	1,820,921
Repurchased	(542,824)	(8,593,802)	(440,180)	(6,498,773)
Net increase	2,075,272	$33,899,135	2,709,178	$41,382,692
Series NAV shares
Sold	1,540	$25,000	1,607	$25,000
Distributions reinvested	151	2,266	46	730
Repurchased	(17)	(276)	—	—
Net increase	1,674	$26,990	1,653	$25,730
Net increase	2,267,297	$36,969,759	3,112,681	$47,501,754

1	The inception date for Series NAV is 4-30-10.

Core Allocation Plus Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	41,426	$453,057	154,655	$1,586,466
Distributions reinvested	174,383	1,721,161	67,408	697,340
Repurchased	(237,184)	(2,516,207)	(184,852)	(1,916,682)
Net increase (decrease)	(21,375)	($341,989)	37,211	$367,124
Series II shares
Sold	60,509	$617,094	248,379	$2,566,010
Distributions reinvested	973,906	9,613,699	384,263	3,959,882
Repurchased	(1,560,340)	(16,802,985)	(1,313,899)	(13,438,417)
Net decrease	(525,925)	($6,572,192)	(681,257)	($6,912,525)
Series NAV shares
Sold	2,129,670	$23,761,181	3,049,562	$31,608,824
Distributions reinvested	522,031	5,152,445	121,144	1,261,309
Repurchased	(94,523)	(991,342)	(214,768)	(2,167,480)
Net increase	2,557,178	$27,922,284	2,955,938	$30,702,653
Net increase	2,009,878	$21,008,103	2,311,892	$24,157,252

Core Disciplined Diversification Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	3,589,093	$61,702,199	5,051,481	$81,198,236
Distributions reinvested	282,685	4,560,786	161,968	2,700,490
Repurchased	(1,018,696)	(16,953,101)	(330,520)	(5,000,839)
Net increase	2,853,082	$49,309,884	4,882,929	$78,897,887
Series NAV shares
Sold	—	—	1,548	$25,000
Distributions reinvested	43	$696	34	564
Net increase	43	$696	1,582	$25,564
Net increase	2,853,125	$49,310,580	4,884,511	$78,923,451

1	The inception date for Series NAV shares is 4-30-10.

FUND SHARE TRANSACTIONS, CONTINUED

Core Fundamental Holdings Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	—	—	1,633	$25,000
Distributions reinvested	37	$574	39	603
Net increase	37	$574	1,672	$25,603
Series II shares
Sold	3,063,012	$48,947,357	7,442,132	$111,782,928
Distributions reinvested	326,090	5,057,288	290,805	4,503,590
Repurchased	(1,294,858)	(20,431,682)	(405,188)	(5,992,152)
Net increase	2,094,244	$33,572,963	7,327,749	$110,294,366
Series III shares
Sold	317,334	$5,070,751	639,541	$9,630,163
Distributions reinvested	34,678	537,282	29,845	462,915
Repurchased	(136,765)	(2,158,523)	(58,024)	(867,558)
Net increase	215,247	$3,449,510	611,362	$9,225,520
Net increase	2,309,528	$37,023,047	7,940,783	$119,545,489

1	The inception date for Series I shares is 4-30-10.

Core Global Diversification Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	9,174	$150,000	1,613	$25,000
Distributions reinvested	285	4,284	48	759
Repurchased	(1,773)	(27,205)	—	—
Net increase	7,686	$127,079	1,661	$25,759
Series II shares
Sold	3,347,054	$54,600,995	9,214,998	$142,549,254
Distributions reinvested	522,238	7,855,389	434,728	6,822,320
Repurchased	(2,155,879)	(33,523,154)	(724,943)	(10,723,860)
Net increase	1,713,413	$28,933,230	8,924,783	$138,647,714
Series III shares
Sold	259,269	$4,197,319	639,115	$9,791,445
Distributions reinvested	36,716	551,870	29,895	469,764
Repurchased	(132,846)	(2,129,350)	(60,974)	(956,156)
Net increase	163,139	$2,619,839	608,036	$9,305,053
Net increase	1,884,238	$31,680,148	9,534,480	$147,978,526

1	The inception date for Series I shares is 4-30-10.

Disciplined Diversification Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,996	$24,922	25,067	$289,540
Distributions reinvested	432	5,058	312	3,828
Repurchased	(7,078)	(88,932)	(12,249)	(136,629)
Net increase (decrease)	(4,650)	($58,952)	13,130	$156,739
Series II shares
Sold	118,315	$1,474,378	399,190	$4,523,073
Distributions reinvested	439,517	5,153,942	257,905	3,164,499
Repurchased	(2,449,996)	(30,509,616)	(1,226,126)	(14,035,582)
Net decrease	(1,892,164)	($23,881,296)	(569,031)	($6,348,010)
Series NAV shares
Sold	2,814,000	$35,417,508	4,356,081	$50,870,511
Distributions reinvested	300,604	3,523,614	129,274	1,583,608
Repurchased	(406,582)	(4,964,050)	(214,051)	(2,438,467)
Net increase	2,708,022	$33,977,072	4,271,304	$50,015,652
Net increase	811,208	$10,036,824	3,715,403	$43,824,381

Emerging Markets Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	108,595	$1,421,980	351,658	$5,147,997
Distributions reinvested	109,044	1,198,871	20,217	282,470
Repurchased	(172,268)	(2,503,716)	(290,567)	(3,992,271)
Net increase	45,371	$117,135	81,308	$1,438,196
Series NAV shares
Sold	13,672,624	$164,096,480	1,983,106	$28,539,661
Distributions reinvested	13,487,039	148,041,842	2,983,678	41,340,336
Repurchased	(2,368,306)	(34,713,355)	(12,970,490)	(180,974,573)
Net increase (decrease)	24,791,357	$277,424,967	(8,003,706)	($111,094,576)
Net increase (decrease)	24,836,728	$277,542,102	(7,922,398)	($109,656,380)

FUND SHARE TRANSACTIONS, CONTINUED

Equity-Income Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	94,887	$1,326,396	401,543	$5,056,504
Issued in reorganization (Note 11)	1,913,143	28,719,859	—	—
Distributions reinvested	439,072	5,850,481	461,138	6,241,056
Repurchased	(4,508,868)	(62,696,001)	(4,416,226)	(55,872,703)
Net decrease	(2,061,766)	($26,799,265)	(3,553,545)	($44,575,143)
Series II shares
Sold	545,228	$7,524,006	797,322	$10,050,348
Issued in reorganization (Note 11)	1,774,923	26,568,392	—	—
Distributions reinvested	221,448	2,943,614	209,057	2,821,093
Repurchased	(2,460,287)	(33,962,853)	(2,233,352)	(27,890,679)
Net increase (decrease)	81,312	$3,073,159	(1,226,973)	($15,019,238)
Series NAV shares
Sold	4,535,621	$55,893,835	3,541,295	$43,668,022
Issued in reorganization (Note 11)	9,388,950	140,571,143	—	—
Distributions reinvested	2,143,031	28,478,397	1,958,752	26,431,778
Repurchased	(10,059,488)	(137,030,459)	(15,960,213)	(205,327,044)
Net increase (decrease)	6,008,114	$87,912,916	(10,460,166)	($135,227,244)
Net increase (decrease)	4,027,660	$64,186,810	(15,240,684)	($194,821,625)

Financial Services Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	421,009	$4,783,062	8,142,664	$93,137,767
Distributions reinvested	162,674	1,714,392	32,447	381,257
Repurchased	(2,360,750)	(27,200,368)	(1,881,692)	(20,236,608)
Net increase (decrease)	(1,777,067)	($20,702,914)	6,293,419	$73,282,416
Series II shares
Sold	116,027	$1,294,666	211,367	$2,342,662
Distributions reinvested	35,727	375,047	3,403	39,843
Repurchased	(652,217)	(7,474,433)	(697,754)	(7,406,141)
Net decrease	(500,463)	($5,804,720)	(482,984)	($5,023,636)
Series NAV shares
Sold	169,068	$2,005,853	277,858	$3,046,264
Distributions reinvested	32,151	338,284	6,728	78,916
Repurchased	(435,073)	(5,068,551)	(758,405)	(8,214,984)
Net decrease	(233,854)	($2,724,414)	(473,819)	($5,089,804)
Net increase (decrease)	(2,511,384)	($29,232,048)	5,336,616	$63,168,976

Franklin Templeton Founding Allocation Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	139,278	$1,382,016	256,206	$2,432,775
Distributions reinvested	140,770	1,340,133	170,651	1,696,076
Repurchased	(375,615)	(3,840,617)	(363,927)	(3,404,652)
Net increase (decrease)	(95,567)	($1,118,468)	62,930	$724,199
Series II shares
Sold	306,389	$2,924,195	119,878	$1,092,330
Distributions reinvested	3,463,416	33,006,304	4,620,841	46,017,560
Repurchased	(16,500,770)	(167,135,094)	(16,078,621)	(152,344,513)
Net decrease	(12,730,965)	($131,204,595)	(11,337,902)	($105,234,623)
Series NAV shares
Sold	357,954	$3,569,392	398,246	$3,840,404
Distributions reinvested	31,779	302,214	29,015	288,381
Repurchased	(162,636)	(1,640,334)	(144,686)	(1,419,367)
Net increase	227,097	$2,231,272	282,575	$2,709,418
Net decrease	(12,599,435)	($130,091,791)	(10,992,397)	($101,801,006)

FUND SHARE TRANSACTIONS, CONTINUED

Fundamental All Cap Core Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	476,296	$6,169,994	1,051,233	$11,992,066
Distributions reinvested	108,291	1,330,649	122,883	1,521,548
Repurchased	(2,235,547)	(28,972,477)	(2,349,498)	(26,670,376)
Net decrease	(1,650,960)	($21,471,834)	(1,175,382)	($13,156,762)
Series II shares
Sold	80,522	$986,651	186,936	$2,046,685
Distributions reinvested	44,721	548,448	50,521	623,124
Repurchased	(835,988)	(10,982,921)	(1,083,837)	(12,380,211)
Net decrease	(710,745)	($9,447,822)	(846,380)	($9,710,402)
Series NAV shares
Sold	517,902	$6,521,946	732,296	$8,211,525
Distributions reinvested	977,192	12,051,274	1,041,070	12,947,911
Repurchased	(9,539,609)	(124,471,612)	(11,858,050)	(135,598,098)
Net decrease	(8,044,515)	($105,898,392)	(10,084,684)	($114,438,662)
Net decrease	(10,406,220)	($136,818,048)	(12,106,446)	($137,305,826)

Fundamental Holdings Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	133,522	$1,392,200	230,505	$2,221,560
Distributions reinvested	4,886	49,205	3,974	41,056
Repurchased	(99,146)	(1,040,839)	(6,184)	(61,970)
Net increase	39,262	$400,566	228,295	$2,200,646
Series II shares
Sold	78,117	$810,037	193,777	$1,886,389
Distributions reinvested	1,400,241	14,114,426	1,447,983	14,972,147
Repurchased	(11,458,177)	(119,090,705)	(7,588,558)	(73,833,973)
Net decrease	(9,979,819)	($104,166,242)	(5,946,798)	($56,975,437)
Series III shares
Sold	158,497	$1,650,571	277,720	$2,709,647
Distributions reinvested	114,689	1,154,918	109,007	1,126,045
Repurchased	(390,424)	(4,063,094)	(309,102)	(2,995,409)
Net increase (decrease)	(117,238)	($1,257,605)	77,625	$840,283
Net decrease	(10,057,795)	($105,023,281)	(5,640,878)	($53,934,508)

Fundamental Large Cap Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,618,638	$44,586,456	415,513	$3,538,780
Distributions reinvested	37,640	372,972	602	5,818
Repurchased	(159,762)	(1,551,310)	(456,273)	(3,959,544)
Net increase (decrease)	4,496,516	$43,408,118	(40,158)	($414,946)
Series II shares
Sold	165,189	$1,677,126	52,350	$463,199
Distributions reinvested	10,428	102,427	23,650	229,948
Repurchased	(286,768)	(2,919,353)	(261,890)	(2,358,797)
Net decrease	(111,151)	($1,139,800)	(185,890)	($1,665,650)
Series NAV shares
Sold	10,643,038	$106,116,530	252,250	$2,170,314
Distributions reinvested	295,909	2,882,272	390,296	3,754,368
Repurchased	(2,916,178)	(28,926,553)	(10,892,619)	(95,060,425)
Net increase (decrease)	8,022,769	$80,072,249	(10,250,073)	($89,135,743)
Net increase (decrease)	12,408,134	$122,340,567	(10,476,121)	($91,216,339)

Fundamental Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	17,624	$250,969	110,397	$1,412,084
Distributions reinvested	218,623	2,950,617	328,383	4,561,200
Repurchased	(5,448,664)	(77,251,716)	(5,461,105)	(71,056,590)
Net decrease	(5,212,417)	($74,050,130)	(5,022,325)	($65,083,306)
Series II shares
Sold	730,138	$9,708,349	663,254	$8,132,945
Distributions reinvested	136,024	1,831,164	211,214	2,922,047
Repurchased	(4,283,070)	(60,403,955)	(4,419,481)	(58,065,885)
Net decrease	(3,416,908)	($48,864,442)	(3,545,013)	($47,010,893)
Series NAV shares
Sold	3,354,334	$44,355,125	1,753,487	$21,487,493
Distributions reinvested	636,063	8,563,397	807,441	11,168,651
Repurchased	(4,727,888)	(66,821,805)	(14,206,708)	(183,743,726)
Net decrease	(737,491)	($13,903,283)	(11,645,780)	($151,087,582)
Net decrease	(9,366,816)	($136,817,855)	(20,213,118)	($263,181,781)

FUND SHARE TRANSACTIONS, CONTINUED

Global Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	401,428	$5,165,132	366,937	$4,600,820
Distributions reinvested	251,006	3,341,741	183,763	2,642,929
Repurchased	(1,645,599)	(24,004,465)	(1,599,916)	(21,586,346)
Net decrease	(993,165)	($15,497,592)	(1,049,216)	($14,342,597)
Series II shares
Sold	166,438	$2,410,403	124,952	$1,699,936
Distributions reinvested	43,099	571,988	30,039	431,470
Repurchased	(389,853)	(5,708,834)	(419,265)	(5,571,454)
Net decrease	(180,316)	($2,726,443)	(264,274)	($3,440,048)
Series NAV shares
Sold	237,544	$3,103,219	791,061	$10,422,848
Distributions reinvested	690,493	9,179,617	507,376	7,284,844
Repurchased	(3,168,632)	(48,492,044)	(3,378,469)	(46,815,099)
Net decrease	(2,240,595)	($36,209,208)	(2,080,032)	($29,107,407)
Net decrease	(3,414,076)	($54,433,243)	(3,393,522)	($46,890,052)

Global Diversification Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	672,941	$6,996,915	641,263	$6,328,765
Distributions reinvested	17,442	166,571	10,768	112,096
Repurchased	(384,075)	(3,839,879)	(156,581)	(1,616,687)
Net increase	306,308	$3,323,607	495,450	$4,824,174
Series II shares
Sold	402,032	$3,912,546	208,061	$2,038,469
Distributions reinvested	1,412,063	13,499,319	1,464,998	15,250,630
Repurchased	(9,788,375)	(101,169,601)	(7,475,814)	(71,984,806)
Net decrease	(7,974,280)	($83,757,736)	(5,802,755)	($54,695,707)
Series III shares
Distributions reinvested	226	$2,156	204	$2,120
Net increase	226	$2,156	204	$2,120
Net decrease	(7,667,746)	($80,431,973)	(5,307,101)	($49,869,413)

Growth Equity Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,959,423	$20,594,122	464,006	$4,356,722
Distributions reinvested	60,251	641,066	120,246	1,292,174
Repurchased	(3,181,432)	(36,859,786)	(16,418,510)	(161,546,761)
Net decrease	(1,161,758)	($15,624,598)	(15,834,258)	($155,897,865)

Health Sciences Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	945,491	$16,159,394	316,718	$4,522,969
Distributions reinvested	43,416	679,467	—	—
Repurchased	(1,092,434)	(18,288,092)	(971,185)	(13,539,458)
Net decrease	(103,527)	($1,449,231)	(654,467)	($9,016,489)
Series II shares
Sold	530,788	$9,006,935	532,176	$7,335,685
Distributions reinvested	45,336	694,099	—	—
Repurchased	(937,529)	(15,394,716)	(870,661)	(11,725,945)
Net decrease	(361,405)	($5,693,682)	(338,485)	($4,390,260)
Series NAV shares
Sold	745,126	$12,774,919	298,801	$4,179,993
Distributions reinvested	22,624	355,424	—	—
Repurchased	(538,731)	(9,042,386)	(456,860)	(6,346,526)
Net increase (decrease)	229,019	$4,087,957	(158,059)	($2,166,533)
Net decrease	(235,913)	($3,054,956)	(1,151,011)	($15,573,282)

Heritage Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	903,880	$10,444,841	175,232	$1,868,733
Distributions reinvested	1,567,540	16,615,917	—	—
Repurchased	(1,192,517)	(15,559,886)	(2,485,817)	(29,015,606)
Net increase (decrease)	1,278,903	$11,500,872	(2,310,585)	($27,146,873)

FUND SHARE TRANSACTIONS, CONTINUED

International Core Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	353,581	$3,374,457	282,515	$2,544,872
Distributions reinvested	144,506	1,237,519	112,488	1,074,706
Repurchased	(1,249,093)	(12,120,841)	(1,297,186)	(11,579,039)
Net decrease	(751,006)	($7,508,865)	(902,183)	($7,959,461)
Series II shares
Sold	339,404	$3,400,999	268,697	$2,454,794
Distributions reinvested	61,867	533,927	45,759	440,753
Repurchased	(710,669)	(6,893,670)	(552,408)	(4,996,974)
Net decrease	(309,398)	($2,958,744)	(237,952)	($2,101,427)
Series NAV shares
Sold	6,516,836	$59,195,553	9,814,734	$81,347,606
Distributions reinvested	1,802,339	15,395,969	1,488,444	14,183,854
Repurchased	(20,772,655)	(214,206,413)	(8,576,942)	(78,163,168)
Net increase (decrease)	(12,453,480)	($139,614,891)	2,726,236	$17,368,292
Net increase (decrease)	(13,513,884)	($150,082,500)	1,586,101	$7,307,404

International Growth Stock Trust	Year ended 12/31/11		Year ended 12/31/10[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	6,895,017	$94,277,261	11,542,963	$148,789,113
Distributions reinvested	263,408	3,282,901	—	—
Repurchased	(497,399)	(7,156,281)	(4,288)	(57,799)
Net increase	6,661,026	$90,403,881	11,538,675	$148,731,314

1	Period from 9-16-10 (inception date) to 12-31-10.

International Opportunities Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	86,189	$1,041,415	294,981	$3,388,040
Distributions reinvested	2,244	23,987	4,716	57,156
Repurchased	(167,680)	(2,031,646)	(378,566)	(4,250,034)
Net decrease	(79,247)	($966,244)	(78,869)	($804,838)
Series II shares
Sold	275,438	$3,201,596	705,047	$8,091,193
Distributions reinvested	20,027	214,689	36,080	434,356
Repurchased	(881,567)	(10,527,583)	(1,101,304)	(11,976,563)
Net decrease	(586,102)	($7,111,298)	(360,177)	($3,451,014)
Series NAV shares
Sold	3,331,505	$37,888,936	5,462,862	$56,433,251
Distributions reinvested	307,830	3,287,624	571,424	6,795,249
Repurchased	(2,982,008)	(36,242,083)	(18,586,028)	(218,457,516)
Net increase (decrease)	657,327	$4,934,477	(12,551,742)	($155,229,016)
Net decrease	(8,022)	($3,143,065)	(12,990,788)	($159,484,868)

International Small Company Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	150,787	$1,436,915	199,906	$1,881,208
Distributions reinvested	91,580	802,484	152,400	1,506,909
Repurchased	(1,345,749)	(13,634,685)	(1,814,744)	(16,275,460)
Net decrease	(1,103,382)	($11,395,286)	(1,462,438)	($12,887,343)
Series II shares
Sold	312,865	$3,056,429	496,523	$4,740,117
Distributions reinvested	48,983	429,398	81,497	805,611
Repurchased	(846,561)	(8,538,803)	(990,622)	(8,892,789)
Net decrease	(484,713)	($5,052,976)	(412,602)	($3,347,061)
Series NAV shares
Sold	1,558,823	$15,778,115	779,508	$7,466,376
Distributions reinvested	77,064	672,456	77,075	765,016
Repurchased	(628,052)	(6,331,044)	(12,696,020)	(112,288,987)
Net increase (decrease)	1,007,835	$10,119,527	(11,839,437)	($104,057,595)
Net decrease	(580,260)	($6,328,735)	(13,714,477)	($120,291,999)

FUND SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	228,121	$2,593,635	421,381	$4,786,975
Distributions reinvested	317,039	3,264,441	252,956	3,018,058
Repurchased	(2,600,607)	(31,500,413)	(2,609,802)	(28,985,149)
Net decrease	(2,055,447)	($25,642,337)	(1,935,465)	($21,180,116)
Series II shares
Sold	578,489	$6,609,926	320,614	$3,523,757
Issued in reorganization (Note 11)	—	—	330,360	3,737,414
Distributions reinvested	251,152	2,581,736	185,281	2,208,504
Repurchased	(2,045,631)	(24,219,593)	(1,964,736)	(21,989,879)
Net decrease	(1,215,990)	($15,027,931)	(1,128,481)	($12,520,204)
Series NAV shares
Sold	13,531,733	$159,396,594	5,997,776	$63,127,109
Issued in reorganization (Note 11)	—	—	13,028,135	146,944,729
Distributions reinvested	2,091,186	21,383,622	1,219,700	14,455,410
Repurchased	(4,936,021)	(61,398,932)	(5,068,491)	(57,326,679)
Net increase	10,686,898	$119,381,284	15,177,120	$167,200,569
Net increase	7,415,461	$78,711,016	12,113,174	$133,500,249

Large Cap Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	47,044	$573,584	32,460	$376,431
Distributions reinvested	158,421	1,864,062	133,134	1,583,413
Repurchased	(2,030,143)	(25,287,707)	(1,991,675)	(22,482,183)
Net decrease	(1,824,678)	($22,850,061)	(1,826,081)	($20,522,339)
Series II shares
Sold	59,568	$770,752	55,610	$632,532
Distributions reinvested	9,705	113,847	7,157	84,502
Repurchased	(144,150)	(1,777,852)	(158,526)	(1,780,237)
Net decrease	(74,877)	($893,253)	(95,759)	($1,063,203)
Series NAV shares
Sold	1,706,673	$20,711,732	308,838	$3,496,725
Distributions reinvested	14,710	172,617	10,635	126,724
Repurchased	(1,757,340)	(21,100,971)	(345,400)	(3,830,348)
Net decrease	(35,957)	($216,622)	(25,927)	($206,899)
Net decrease	(1,935,512)	($23,959,936)	(1,947,767)	($21,792,441)

Lifestyle Balanced PS Series	Period ended 12/31/11[1]
	Shares	Amount
Series II shares
Sold	5,943,431	$70,147,569
Distributions reinvested	64,038	755,654
Repurchased	(17,192)	(200,315)
Net increase	5,990,277	$70,702,908

1	Period from 4-29-11 (inception date) to 12-31-11.

Lifestyle Conservative PS Series	Period ended 12/31/11[1]
	Shares	Amount
Series II shares
Sold	2,385,855	$29,605,589
Distributions reinvested	32,480	400,804
Repurchased	(39,524)	(494,123)
Net increase	2,378,811	$29,512,270

1	Period from 4-29-11 (inception date) to 12-31-11.

Lifestyle Growth PS Series	Period ended 12/31/11[1]
	Shares	Amount
Series II shares
Sold	8,374,871	$95,752,361
Distributions reinvested	71,127	814,401
Repurchased	(244,922)	(2,719,579)
Net increase	8,201,076	$93,847,183

1	Period from 4-29-11 (inception date) to 12-31-11.

Lifestyle Moderate PS Series	Period ended 12/31/11[1]
	Shares	Amount
Series II shares
Sold	2,960,234	$35,603,821
Distributions reinvested	34,474	414,720
Repurchased	(650)	(7,970)
Net increase	2,994,058	$36,010,571

1	Period from 4-29-11 (inception date) to 12-31-11.

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Stock Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	534,869	$7,282,165	318,969	$3,814,732
Distributions reinvested	—	—	14	166
Repurchased	(2,542,326)	(36,921,655)	(2,334,484)	(28,549,001)
Net decrease	(2,007,457)	($29,639,490)	(2,015,501)	($24,734,103)
Series II shares
Sold	899,034	$12,814,950	693,260	$8,527,168
Repurchased	(2,228,660)	(31,458,334)	(1,943,954)	(22,979,418)
Net decrease	(1,329,626)	($18,643,384)	(1,250,694)	($14,452,250)
Series NAV shares
Sold	3,073,785	$41,344,259	537,442	$6,531,261
Distributions reinvested	—	—	30	356
Repurchased	(3,807,273)	(56,418,049)	(5,900,513)	(74,100,759)
Net decrease	(733,488)	($15,073,790)	(5,363,041)	($67,569,142)
Net decrease	(4,070,571)	($63,356,664)	(8,629,236)	($106,755,495)

Mid Cap Value Equity Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,189,716	$12,642,881	87,004	$891,357
Distributions reinvested	241,907	2,596,038	96,081	1,098,281
Repurchased	(1,088,480)	(13,512,074)	(2,176,287)	(24,024,031)
Net increase (decrease)	343,143	$1,726,845	(1,993,202)	($22,034,393)

Mid Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,437,047	$16,303,575	1,967,577	$20,189,024
Distributions reinvested	203,609	2,115,488	630,354	6,837,093
Repurchased	(2,875,678)	(31,721,683)	(2,058,713)	(20,748,891)
Net increase (decrease)	(1,235,022)	($13,302,620)	539,218	$6,277,226
Series II shares
Sold	285,238	$3,283,096	139,096	$1,407,222
Distributions reinvested	45,094	468,563	204,910	2,221,838
Repurchased	(2,020,615)	(22,448,185)	(1,476,996)	(15,005,355)
Net decrease	(1,690,283)	($18,696,526)	(1,132,990)	($11,376,295)
Series NAV shares
Sold	2,706,247	$28,228,814	558,609	$5,573,782
Distributions reinvested	297,732	3,084,977	852,172	9,213,918
Repurchased	(3,134,155)	(35,207,671)	(4,349,236)	(44,826,765)
Net decrease	(130,176)	($3,893,880)	(2,938,455)	($30,039,065)
Net decrease	(3,055,481)	($35,893,026)	(3,532,227)	($35,138,134)

Mutual Shares Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,943,213	$27,922,312	3,948,159	$36,537,191
Distributions reinvested	189,975	1,742,993	439,574	4,317,043
Repurchased	(1,033,174)	(10,166,403)	(420,113)	(4,060,701)
Net increase	2,100,014	$19,498,902	3,967,620	$36,793,533
Series NAV shares
Sold	100,403	$1,019,115	747,628	$6,682,760
Distributions reinvested	472,766	4,340,834	1,243,556	12,193,722
Repurchased	(5,302,854)	(52,277,281)	(5,989,214)	(55,975,091)
Net decrease	(4,729,685)	($46,917,332)	(3,998,030)	($37,098,609)
Net decrease	(2,629,671)	($27,418,430)	(30,410)	($305,076)

Natural Resources Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	372,620	$4,706,425	454,134	$5,020,284
Distributions reinvested	7,626	77,862	8,566	103,221
Repurchased	(481,429)	(5,952,123)	(529,290)	(5,676,183)
Net decrease	(101,183)	($1,167,836)	(66,590)	($552,678)
Series II shares
Sold	1,355,661	$16,944,811	1,565,704	$17,326,535
Distributions reinvested	47,876	483,069	60,469	716,208
Repurchased	(4,026,491)	(48,069,937)	(3,596,414)	(37,719,712)
Net decrease	(2,622,954)	($30,642,057)	(1,970,241)	($19,676,969)
Series NAV shares
Sold	1,875,327	$22,773,079	1,573,881	$17,211,720
Distributions reinvested	43,740	439,147	42,066	499,775
Repurchased	(1,444,004)	(17,447,210)	(1,843,982)	(20,022,390)
Net increase (decrease)	475,063	$5,765,016	(228,035)	($2,310,895)
Net decrease	(2,249,074)	($26,044,877)	(2,264,866)	($22,540,542)

FUND SHARE TRANSACTIONS, CONTINUED

Real Estate Securities Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	326,495	$4,071,048	707,560	$7,172,340
Distributions reinvested	120,588	1,450,963	171,069	1,845,151
Repurchased	(1,906,514)	(22,622,790)	(1,995,142)	(19,981,303)
Net decrease	(1,459,431)	($17,100,779)	(1,116,513)	($10,963,812)
Series II shares
Sold	519,399	$6,446,724	860,536	$8,943,778
Distributions reinvested	81,466	981,027	116,524	1,254,813
Repurchased	(1,789,882)	(21,238,321)	(1,643,175)	(16,605,457)
Net decrease	(1,189,017)	($13,810,570)	(666,115)	($6,406,866)
Series NAV shares
Sold	1,353,984	$16,385,979	1,970,023	$19,621,539
Distributions reinvested	276,057	3,304,258	349,800	3,756,009
Repurchased	(2,716,921)	(32,087,260)	(3,480,734)	(35,001,248)
Net decrease	(1,086,880)	($12,397,023)	(1,160,911)	($11,623,700)
Net decrease	(3,735,328)	($43,308,372)	(2,943,539)	($28,994,378)

Science & Technology Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,208,201	$21,292,949	1,854,352	$27,578,399
Repurchased	(3,953,890)	(67,506,202)	(3,587,114)	(50,131,922)
Net decrease	(2,745,689)	($46,213,253)	(1,732,762)	($22,553,523)
Series II shares
Sold	506,628	$8,714,670	540,294	$7,940,668
Repurchased	(1,197,159)	(20,463,698)	(1,169,102)	(16,120,215)
Net decrease	(690,531)	($11,749,028)	(628,808)	($8,179,547)
Series NAV shares
Sold	305,466	$5,321,040	385,337	$5,549,970
Repurchased	(377,402)	(6,433,100)	(209,843)	(3,035,793)
Net increase (decrease)	(71,936)	($1,112,060)	175,494	$2,514,177
Net decrease	(3,508,156)	($59,074,341)	(2,186,076)	($28,218,893)

Small Cap Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,249,699	$35,762,179	2,110,003	$19,140,077
Distributions reinvested	243,705	2,217,717	—	—
Repurchased	(2,033,369)	(20,866,526)	(1,068,514)	(9,197,212)
Net increase	1,460,035	$17,113,370	1,041,489	$9,942,865
Series II shares
Sold	1,560,723	$16,575,776	786,645	$6,787,527
Distributions reinvested	102,662	919,853	—	—
Repurchased	(1,715,767)	(17,629,602)	(1,163,379)	(9,993,812)
Net decrease	(52,382)	($133,973)	(376,734)	($3,206,285)
Series NAV shares
Sold	3,158,622	$31,302,963	739,661	$6,550,897
Distributions reinvested	782,403	7,143,338	—	—
Repurchased	(3,698,819)	(39,295,758)	(5,266,891)	(47,267,858)
Net increase (decrease)	242,206	($849,457)	(4,527,230)	($40,716,961)
Net increase (decrease)	1,649,859	$16,129,940	(3,862,475)	($33,980,381)

Small Cap Opportunities Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	231,182	$4,680,567	612,133	$10,740,693
Distributions reinvested	1,991	34,543	—	—
Repurchased	(821,555)	(16,239,806)	(717,171)	(11,463,703)
Net decrease	(588,382)	($11,524,696)	(105,038)	($723,010)
Series II shares
Sold	264,797	$5,199,898	647,203	$11,042,431
Distributions reinvested	1,349	23,232	—	—
Repurchased	(557,500)	(10,806,869)	(683,247)	(11,128,768)
Net decrease	(291,354)	($5,583,739)	(36,044)	($86,337)
Series NAV shares
Sold	565,934	$10,279,177	1,025,288	$17,050,380
Distributions reinvested	5,805	100,196	—	—
Repurchased	(885,054)	(17,685,994)	(1,716,793)	(27,810,057)
Net decrease	(313,315)	($7,306,621)	(691,505)	($10,759,677)
Net decrease	(1,193,051)	($24,415,056)	(832,587)	($11,569,024)

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,874,233	$35,487,218	3,177,124	$53,558,894
Distributions reinvested	106,071	1,876,935	37,682	664,945
Repurchased	(1,327,118)	(24,628,253)	(849,501)	(13,501,089)
Net increase	653,186	$12,735,900	2,365,305	$40,722,750
Series II shares
Sold	481,385	$8,992,837	1,035,367	$17,221,443
Distributions reinvested	15,985	277,116	4,273	69,435
Repurchased	(876,559)	(16,552,559)	(919,515)	(14,543,178)
Net increase (decrease)	(379,189)	($7,282,606)	120,125	$2,747,700
Series NAV shares
Sold	1,963,875	$35,325,212	854,474	$14,390,994
Distributions reinvested	154,233	2,730,497	67,481	1,191,258
Repurchased	(2,531,377)	(48,197,137)	(3,479,314)	(58,458,291)
Net decrease	(413,269)	($10,141,428)	(2,557,359)	($42,876,039)
Net decrease	(139,272)	($4,688,134)	(71,929)	$594,411

Small Company Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	622,189	$9,006,779	66,904	$897,091
Repurchased	(949,168)	(15,903,090)	(1,467,184)	(20,825,431)
Net decrease	(326,979)	($6,896,311)	(1,400,280)	($19,928,340)

Small Company Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	73,611	$1,240,884	126,174	$1,874,064
Distributions reinvested	31,523	508,852	90,032	1,364,453
Repurchased	(1,188,188)	(20,448,076)	(1,670,528)	(24,928,005)
Net decrease	(1,083,054)	($18,698,340)	(1,454,322)	($21,689,488)
Series II shares
Sold	142,699	$2,376,961	140,210	$2,192,421
Distributions reinvested	19,472	306,637	69,774	1,029,052
Repurchased	(982,562)	(16,699,967)	(1,143,033)	(17,006,140)
Net decrease	(820,391)	($14,016,369)	(933,049)	($13,784,667)
Series NAV shares
Sold	1,077,174	$16,912,596	436,010	$6,334,965
Distributions reinvested	81,593	1,317,080	190,730	2,894,668
Repurchased	(1,692,546)	(29,229,072)	(2,393,886)	(38,201,732)
Net decrease	(533,779)	($10,999,396)	(1,767,146)	($28,972,099)
Net decrease	(2,437,224)	($43,714,105)	(4,154,517)	($64,446,254)

Smaller Company Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	62,760	$1,100,495	174,588	$2,682,613
Distributions reinvested	—	—	99,132	1,433,455
Repurchased	(998,225)	(17,511,003)	(1,190,287)	(17,790,781)
Net decrease	(935,465)	($16,410,508)	(916,567)	($13,674,713)
Series II shares
Sold	75,875	$1,346,887	255,086	$3,852,168
Distributions reinvested	—	—	26,201	378,342
Repurchased	(323,829)	(5,666,486)	(481,046)	(7,112,220)
Net decrease	(247,954)	($4,319,599)	(199,759)	($2,881,710)
Series NAV shares
Sold	533,784	$8,265,223	174,759	$2,735,110
Distributions reinvested	—	—	125,171	1,809,973
Repurchased	(578,040)	(10,146,336)	(1,333,835)	(21,772,008)
Net decrease	(44,256)	($1,881,113)	(1,033,905)	($17,226,925)
Net decrease	(1,227,675)	($22,611,220)	(2,150,231)	($33,783,348)

U.S. Equity Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,251,885	$15,025,893	3,478,096	$37,060,867
Distributions reinvested	995,769	12,344,244	1,033,038	12,032,417
Repurchased	(9,258,824)	(114,330,053)	(23,096,111)	(247,900,835)
Net decrease	(7,011,170)	($86,959,916)	(18,584,977)	($198,807,551)

FUND SHARE TRANSACTIONS, CONTINUED

Utilities Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,583,581	$19,437,287	816,360	$8,732,853
Distributions reinvested	406,560	4,774,430	219,595	2,545,101
Repurchased	(1,218,063)	(14,712,208)	(2,018,004)	(20,890,613)
Net increase (decrease)	772,078	$9,499,509	(982,049)	($9,612,659)
Series II shares
Sold	248,172	$3,011,280	116,362	$1,232,906
Distributions reinvested	92,106	1,073,643	56,794	653,702
Repurchased	(568,097)	(6,894,063)	(680,555)	(7,024,047)
Net decrease	(227,819)	($2,809,140)	(507,399)	($5,137,439)
Series NAV shares
Sold	1,019,730	$12,607,164	1,738,356	$18,192,541
Distributions reinvested	117,238	1,375,586	57,123	661,485
Repurchased	(637,236)	(7,747,076)	(1,258,650)	(13,340,900)
Net increase	499,732	$6,235,674	536,829	$5,513,126
Net increase (decrease)	1,043,991	$12,926,043	(952,619)	($9,236,972)

Value Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	524,480	$8,509,818	789,041	$11,681,491
Distributions reinvested	140,249	2,264,397	126,556	2,033,253
Repurchased	(1,912,432)	(32,091,644)	(1,705,394)	(25,309,926)
Net decrease	(1,247,703)	($21,317,429)	(789,797)	($11,595,182)
Series II shares
Sold	154,455	$2,702,297	307,928	$4,591,583
Distributions reinvested	17,556	282,035	16,318	260,090
Repurchased	(501,728)	(8,321,997)	(563,881)	(8,243,695)
Net decrease	(329,717)	($5,337,665)	(239,635)	($3,392,022)
Series NAV shares
Sold	167,544	$2,863,728	619,110	$8,827,305
Distributions reinvested	13,815	222,356	13,201	212,262
Repurchased	(409,743)	(6,816,664)	(564,255)	(7,856,818)
Net increase (decrease)	(228,384)	($3,730,580)	68,056	$1,182,749
Net decrease	(1,805,804)	($30,385,674)	(961,376)	($13,804,455)

Value & Restructuring Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,457,278	$48,669,768	1,956,529	$22,261,474
Distributions reinvested	319,122	4,012,162	336,314	4,523,031
Repurchased	(11,303,102)	(162,850,519)	(2,627,579)	(34,996,751)
Net decrease	(7,526,702)	($110,168,589)	(334,736)	($8,212,246)

Affiliates of the Trust owned shares of beneficial interest of the following Portfolios on December 31, 2011.

PORTFOLIO	SERIES	% BY SERIES
Core Allocation Trust	NAV	50%
Core Disciplined Diversification Trust	NAV	98%
Core Fundamental Holdings Trust	I	98%
Global Diversification Trust	III	98%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2011.

PORTFOLIO	PURCHASES	SALES AND MATURITIES
All Cap Core Trust	$854,631,794	$880,928,172
All Cap Value Trust	371,802,959	269,267,642
Alpha Opportunities Trust	1,392,195,402	1,385,945,003
American Asset Allocation Trust	35,753,412	210,792,980
American Blue Chip Income and Growth Trust	25,663,324	42,271,160
American Global Growth Trust	13,130,849	35,858,789
American Global Small Cap Trust	14,790,414	21,102,901
American Growth Trust	70,914,355	233,527,471
American Growth-Income Trust	53,539,150	216,509,281
American High-Income Bond Trust	17,091,048	19,117,682
American International Trust	74,201,633	123,392,919
American New World Trust	12,727,255	27,028,491
Balanced Trust	64,104,273	28,025,207
Blue Chip Growth Trust	590,139,194	760,267,319
Capital Appreciation Trust	$570,841,464	$667,846,504
Capital Appreciation Value Trust	245,041,425	260,999,749
Core Allocation Trust	45,909,584	8,198,446
Core Allocation Plus Trust	320,106,465	327,178,194
Core Disciplined Diversification Trust	66,684,473	17,159,722
Core Fundamental Holdings Trust	58,467,322	20,903,038
Core Global Diversification Trust	64,662,206	33,903,737
Disciplined Diversification Trust	54,629,595	45,690,128
Emerging Markets Value Trust	331,392,277	188,475,984
Equity Income Trust	370,246,347	455,680,749
Financial Services Trust	19,188,891	50,331,160
Franklin Templeton Founding Allocation Trust	41,600,790	171,807,159
Fundamental All Cap Core Trust	1,906,390,272	2,038,436,598
Fundamental Holdings Trust	38,144,716	143,391,540

PURCHASE AND SALE OF SECURITIES, CONTINUED

PORTFOLIO	PURCHASES	SALES AND MATURITIES
Fundamental Large Cap Value Trust	$393,705,433	$276,188,724
Fundamental Value Trust	224,071,840	367,183,480
Global Trust	154,817,416	214,102,039
Global Diversification Trust	32,630,990	113,224,453
Growth Equity	409,761,289	425,152,060
Health Sciences Trust	60,482,220	64,374,288
Heritage Trust	136,786,131	141,950,887
International Core Trust	290,822,028	450,371,942
International Growth Stock Trust	127,844,839	48,186,248
International Opportunities Trust	467,278,503	486,127,837
International Small Company Trust	13,077,546	21,203,632
International Value Trust	398,547,885	321,138,373
Large Cap Trust	135,364,003	159,097,069
Lifestyle Balanced PS Series	70,983,520	202,657
Lifestyle Conservative PS Series	30,012,273	494,974
Lifestyle Growth PS Series	96,723,016	2,722,112
Lifestyle Moderate PS Series	36,030,731	8,180
Mid Cap Stock Trust	$847,383,223	$924,028,140
Mid Cap Value Equity Trust	85,522,715	84,580,760
Mid Value Trust	398,821,820	420,078,228
Mutual Shares Trust	220,529,157	234,192,608
Natural Resources Trust	229,058,621	252,012,244
Real Estate Securities Trust	345,585,417	384,705,724
Science & Technology Trust	471,119,671	518,078,596
Small Cap Growth Trust	571,725,370	571,025,389
Small Cap Opportunities Trust	60,870,923	82,580,463
Small Cap Value Trust	117,944,837	115,775,233
Small Company Growth Trust	40,678,546	46,743,169
Small Company Value Trust	24,588,389	61,094,107
Smaller Company Growth Trust	186,836,699	208,586,367
U.S. Equity Trust	275,389,256	355,147,255
Utilities Trust	108,679,319	95,082,689
Value Trust	71,343,691	103,761,356
Value & Restructuring Trust	133,527,721	244,908,647

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2011.

PORTFOLIO	PURCHASES	SALES
Balanced Trust	$15,829,485	$14,351,188
Core Allocation Plus Trust	24,144,928	24,841,303
Disciplined Diversification Trust	16,662,160	20,094,061

8.  INVESTMENT BY AFFILIATED PORTFOLIOS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. For the year ended December 31, 2011, the following Portfolios had an affiliate ownership concentration of 5% or more of the Portfolios’ net assets:

PORTFOLIO	AFFILIATE CONCENTRATION	PORTFOLIO	AFFILIATE CONCENTRATION
All Cap Core Trust	76.7%	International Opportunities Trust	88.0%
All Cap Value Trust	82.4%	International Small Company Trust	7.9%
Alpha Opportunities Trust	99.6%	International Value Trust	62.5%
Balanced Trust	97.8%	Mid Cap Stock Trust	38.6%
Blue Chip Growth Trust	51.6%	Mid Cap Value Equity Trust	100.0%
Capital Appreciation Trust	62.9%	Mid Value Trust	38.4%
Disciplined Diversification Trust	33.8%	Mutual Shares Trust	68.6%
Emerging Markets Trust	94.3%	Natural Resources Trust	6.1%
Equity-Income Trust	56.4%	Small Cap Growth Trust	32.7%
Fundamental Large Cap Value Trust	81.7%	Small Cap Opportunities Trust	47.5%
Fundamental Value Trust	59.3%	Small Cap Value Trust	26.1%
Global Trust	68.2%	Small Company Growth Trust	100.0%
Growth Equity Trust	100.0%	Small Company Value Trust	51.1%
Heritage Trust	100.0%	Smaller Company Growth Trust	51.6%
International Core Trust	86.4%	U.S. Equity Trust	100.0%
International Growth Stock Trust	100.0%	Value & Restructuring Trust	100.0%

9.  INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS Core Disciplined Diversification Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Balanced PS Series invest primarily in affiliated underlying Portfolios that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2011, the following Portfolios held 5% or more of an underlying fund’s net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIOS’ NET ASSETS
Core Disciplined Diversification Trust	Disciplined Diversification Trust	33.8%

Franklin Templeton Founding Allocation Trust	Global Trust	68.2%
	Income Trust	100.0%
	Mutual Shares Trust	67.1%

Lifestyle Balanced PS Series	Bond PS Series	31.8%
	Strategic Allocation Trust	24.6%

Lifestyle Conservative PS Series	Bond PS Series	21.2%

INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS, CONTINUED

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIOS’ NET ASSETS
Lifestyle Growth PS Series	Bond PS Series	25.3%
	Strategic Allocation Trust	45.7%

Lifestyle Moderate PS Series	Bond PS Series	19.5%
	Strategic Allocation Trust	10.0%

10.  DIRECT PLACEMENT SECURITIES The Portfolios may hold direct placement securities which are restricted as to resale and the Portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2011.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of Fund’s net assets	Value as of 12-31-11
Balanced Trust	Facebook, Inc., Class A	8/12/2011	$31,708	—	1,018	0.02%	$31,708
	Bought: 1,018
	Facebook, Inc., Class B	3/31/2011	$107,376	—	4,294	0.10%	$133,746
	Bought: 4,294
Blue Chip Growth Trust	Facebook, Inc., Class A	8/12/2011	$3,044,671	—	102,631	0.19%	$3,196,658
	Bought: 102,631
	Facebook, Inc., Class B	3/31/2011	$7,618,692	—	304,677	0.56%	$9,489,805
	Bought: 304,677
Financial Services Trust	SKBHC Holdings LLC	11/8/2010	$2,158,879	269	432	1.72%	$2,277,983
	Bought: 163
Health Sciences Trust	Puma Biotechnology	10/4/2011	$105,326	—	28,087	0.07%	$105,326
	Bought: 28,087
	Puma Biotechnology warrants	10/4/2011	—	—	1	0.00%	—
	Bought: 1
	Tesaro, Inc.	6/6/2011	$113,098	—	51,999	0.08%	$113,098
	Bought: 51,999
Mutual Shares Trust	Cerberus Investors I LLC	4/20/2011	$408,062	—	769,350	0.01%	$80,782
	Bought: 769,350
	Cerberus Investors II LLC	4/20/2011	$408,055	—	769,343	0.01%	$80,781
	Bought: 769,343
	Cerberus Investors III LLC	4/20/2011	$204,057	—	384,701	0.01%	$40,394
	Bought: 384,701
Science & Technology Trust	Angie’s List	3/15/2011	$689,829	—	78,016	0.33%	$1,159,443
	Bought: 78,016
	Coupon.com	6/1/2011	$471,099	—	85,758	0.13%	$471,099
	Bought: 85,758
	Facebook, Inc., Class A	8/12/2011	$638,771	—	21,334	0.19%	$664,492
	Bought: 21,334
	Facebook, Inc., Class B	3/31/2011	$957,624	—	38,296	0.34%	$1,192,809
	Bought: 38,296
	Silver Spring Networks, Series E	12/11/2009	$386,000	—	38,600	0.08%	$289,500
	Bought: 0
	Twitter, Inc.	9/24/2009	$333,049	26,048	125,031	0.57%	$2,012,199
	3:1 Stock Split: 52,096
	2:1 Stock Split: 78,144
	Tender offer: (31,257)
	Workday, Inc.	10/13/2011	$119,035	—	8,977	0.03%	$119,035
	Bought: 8,977

11.  REORGANIZATION On April 15, 2011, the shareholders of Large Cap Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Equity-Income Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolio may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 29, 2011. The following outlines the reorganization:

REORGANIZATION, CONTINUED

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Equity-Income Trust	Large Cap Value Trust	$195,859,394	10,989,242	13,077,016	$2,076,943,642	$2,272,803,036

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011 are as follow:

Net investment income	$40,230,059
Net realized and unrealized gain (loss)	(47,806,260)
Increase (decrease) in net assets from operations	(7,576,201)

Subsequent Events  On December 16, 2011, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the following reorganizations:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Balanced Trust	Lifestyle Growth Trust
Core Allocation Trust	Lifestyle Growth Trust
Core Disciplined Diversification Trust	Lifestyle Growth Trust
Large Cap Trust	U.S. Equity Trust

A meeting of the shareholders of each Acquired Portfolio has been schedule for April 17, 2012 to approve the respective reorganization. If approved, each reorganization is scheduled to occur immediately after the close of business on Friday April 27, 2012.

Fiscal year ended December 31, 2010 Portfolio mergers  On April 16, 2010, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of certain series of the Trust (the Acquiring Portfolios, as noted below) with a value equal to the net assets transferred:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
All Cap Growth Trust	Capital Appreciation Trust
Overseas Equity Trust	International Value Trust

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The reorganization was intended to consolidate the Acquired Portfolios with portfolios with similar objectives. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 30, 2010. The following outlines the reorganization:

ACQUIRING PORTFOLIOS	ACQUIRED PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIOS	ACQUIRING PORTFOLIOS NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIOS TOTAL NET ASSETS AFTER COMBINATION
Capital Appreciation Trust	All Cap Growth Trust	$105,073,836	$8,878,466	7,258,252	11,401,643	$1,029,651,540	$1,134,725,376
International Value Trust	Overseas Equity Trust	$150,682,143	($3,414,229)	16,118,709	13,358,495	$855,250,071	$1,005,932,214

See Note 6 for capital shares issued in connection with the above referenced reorganization.

12.  OTHER MATTER On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds as constructively fraudulent conveyances under the U.S. Bankruptcy Code.

The potential amounts sought to be recovered from the Equity-Income Trust and the Mid Value Trust are approximately $30,470,800 and $1,758,100, respectively, representing the proceeds that the Portfolios received in the leveraged buy-out, plus interest and the Official Committee’s attorneys’ fees and expenses. The Portfolios cannot predict the outcome of this proceeding. The Portfolios are currently assessing the case and have not yet determined the effect, if any, on the Portfolios’ net assets and results of operations. If the proceeding were to be decided in a manner adverse to the Portfolios, or if the Portfolios were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have an adverse effect on each Portfolio’s net asset value.

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust (formerly John Hancock Trust):

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios, identified in Note 5, which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent, agents banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2012

John Hancock Variable Insurance Trust

Evaluation of Subadvisory Agreement by the Board of Trustees

Large Cap Trust

At an in-person meeting on December 14-16, 2011, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the subadvisory agreement appointing Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) as the new subadviser to the Large Cap Trust (the “Fund”), replacing UBS Global Asset Management (Americas) Inc. (“UBS”) effective January 19, 2012.

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the Fund’s subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board also may consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHVIT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to the Fund are:

•	the nature, extent and quality of the services to be provided by the subadviser to the Fund;

•	the investment performance of the Fund and its subadviser;

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

•	the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with JHVIT; and

•	comparative services rendered and comparative subadvisory fee rates.

With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Adviser, the Board believes that, in view of JHVIT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHVIT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHVIT, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In considering the new subadvisory agreement with GMO, the Board received in advance of the meeting a variety of materials relating to the Fund and GMO, including performance information for relevant benchmark indices and comparable funds. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by UBS to the Fund, as well as the services provided by GMO with respect to other JHVIT funds and other funds in John Hancock Funds II, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from UBS.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also discussed the proposed approval of the new subadvisory agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In making its determination with respect to the new subadvisory agreement and with reference to the factors that it considers in considering approval of subadvisory agreements, the Board reviewed and considered:

•	information relating to the subadviser’s business, including current subadvisory services to JHVIT (and other funds in the John Hancock family of funds);

•	the performance of the Fund and the performance of other Trust funds (and other funds in the John Hancock family of funds) that are managed by the subadviser through September 30, 2011;

•	the subadvisory fee for the Fund, including any breakpoints; and

•	information relating to the nature and scope of any Material Relationships and their significance to the Adviser and the subadviser.

With respect to the services to be provided by GMO, the Board considered, among other information, GMO’s current level of staffing and its overall resources. The Board took into account GMO’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of GMO’s investment personnel who would provide services to the Fund. The Board also took into account its knowledge of GMO’s management and the quality of the performance of its duties through GMO’s provision of services to other funds in the Trust and John Hancock Funds II and information received during the past year, including among other things, GMO’s compliance program and any disciplinary history. The Board also considered GMO’s risk assessment and monitoring process. The Board also noted that the Trust’s Chief Compliance Officer and his staff conduct regular, periodic compliance reviews with GMO and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of GMO and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account GMO’s financial condition.

The Board considered GMO’s investment process and philosophy. The Board also took into account the subadvisory fees proposed to be paid to the Adviser to fees charged by GMO to manage other subadvised portfolios. Particular considerations of the Board at the December 14-16, 2011 meeting in approving the new subadvisory agreement with GMO for the Fund included the following:

•	GMO has demonstrated skills as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and the Board is generally satisfied with GMO’s management of these funds, and may be expected to provide a high quality of investment management services and personnel to the Fund.

•	The U.S. Equity Trust, a JHVIT fund managed by GMO with similar investment policies to the Fund, has outperformed the Fund, its benchmark index and peer group for the one-, three- and five-year periods ended September 30, 2011.

•	The subadvisory fees for the Fund are: (i) within industry norms; (ii) the same as under the prior subadvisory agreement with UBS; (iii) paid by the Adviser and not by the Fund and are the product of arm’s length negotiation between the Adviser and GMO, and approval of the new subadvisory agreement with GMO will not result in any change in the advisory fees for the Fund; and (iv) are reasonable.

•	Subadvisory fees are reflected as breakpoints in the advisory fees for the Fund.

•	While it is anticipated that the Fund will merge into the U.S. Equity Trust during the second quarter of 2012, the appointment of GMO as subadviser of the Fund will afford its shareholders the potential opportunity for more consistent performance prior to the merger.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that approval of the new subadvisory agreement with GMO would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the new subadvisory agreement with GMO.

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Variable Insurance Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Variable Insurance Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[2]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Variable Insurance Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since September 2008).

NON-INDEPENDENT TRUSTEES[1]
James R. Boyle[3] Born: 1959	Trustee (since 2005)	Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

John Hancock Variable Insurance Trust

Trustees and Officers Information

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LOWELL, MA
PERMIT NO. 57

Management of the Trust

Trustees
James M. Oates,** Chairman
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Hassell H. McClellan**
Theron S. Hoffman**
Steven M. Roberts*
Grace K. Fey**
James R. Boyle†

* Member of the Audit Committee
** Member of the Compliance Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Michael J. Leary, Treasurer
Charles A. Rizzo, Chief Financial Officer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/11
2/12
1115011: 0212

John Hancock

John Hancock Variable Insurance Trust

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Bond Trusts

Annual Report
December 31, 2011

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	21

Summary Portfolio of Investments (See below for each Portfolio’s page #)	24

Statements of Assets and Liabilities	53

Statements of Operations	58

Statements of Changes in Net Assets	63

Financial Highlights	66

Notes to Financial Statements	72

Report of Independent Registered Public Accounting Firm	119

Trustees and Officers Information	120

For More Information	123

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
Active Bond Trust	4	24
Bond Trust	5	25
Bond PS Series	6	27
Core Bond Trust	7	28
Global Bond Trust	8	30
High Yield Trust	9	32
Income Trust	10	34
Investment Quality Bond Trust	11	36
Money Market Trust	12	37
Money Market Trust B	13	38
New Income Trust	14	39
Real Return Bond Trust	15	41
Short Term Government Income Trust	16	43
Strategic Allocation Trust	17	44
Strategic Income Opportunities Trust	18	45
Total Return Trust	19	47
Ultra Short Term Bond Trust	20	49

2

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Variable Insurance Trust (the “Trust”) (formerly John Hancock Trust). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2011. The views expressed are those of the portfolio manager as of December 31, 2011, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Active Bond Trust

Subadvisers: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Peter Farley, Joshua Kuhnert, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	23.7
Collateralized Mortgage Obligations	15.8
Financials	15.3
U.S. Government	10.0
Consumer Discretionary	5.3
Energy	4.6
Industrials	3.5
Utilities	3.1
Asset Backed Securities	2.8
Materials	2.6
Telecommunication Services	2.4
Consumer Staples	1.9
Health Care	1.2
Municipal Bonds	0.7
Foreign Government Obligations	0.6
Information Technology	0.2
Short-Term Investments & Other	6.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Active Bond Trust Series NAV returned +5.97%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  Declaration Management & Research, LLC and John Hancock Asset Management each manage 50% of the Trust in separate sleeves. Two subadvisers are utilized to provide a more diversified approach to bond investing.

Declaration Management & Research, LLC Commentary  ►  Rates were lower across the curve for the year with big moves at the long end. This rate move helped the Barclays Capital U.S. Aggregate Bond Index gain 7.84% for the year. Corporate bonds had substantial spread widening, with Financials being the most volatile. This move was in spite of the healthy earnings reports from most issuers and seemed fully correlated with news of the European sovereign debt crisis. In the securitized space, commercial MBS, credit cards and auto loans posted modest gains for the year. MBS underperformed the broad fixed income market as that sector remains uncertain in view of loan modification programs and the future of Fannie Mae and Freddie Mac. With U.S. economic fundamentals still trending positive, spread sectors should perform well in 2012 barring a European credit meltdown.

The portfolio’s credit sector overweight was a drag on performance, but we made up for it with security selection, particularly in CMBS, which remains a focus sector with improving fundamentals and higher yields relative to other fixed-income sectors. The portfolio also benefited from active trading in corporate bonds during times of market dislocation. We maintain an overweight in corporate bonds, CMBS and MBS and underweight to Treasuries and Agencies.

John Hancock Asset Management Commentary  ►  The portfolio’s underperformance of its benchmark index in 2011 was driven primarily by sector allocation. In particular, meaningful positions in high-yield corporate bonds and commercial mortgage-backed securities detracted from relative results. Furthermore, the portfolio’s investment-grade corporate bond holdings emphasized securities issued by financial companies, which underperformed in 2011 amid concerns about the potential negative impact of slowing economic growth and European sovereign debt upheaval. An underweight position in Treasury securities also hurt performance versus the Index. During the year, we modestly reduced the portfolio’s corporate bond holdings and shifted these assets into residential mortgage-backed securities.

As we enter 2012, the U.S. economy appears to have some modest but sustainable upward momentum, particularly compared to Europe and other regions of the world. We expect domestic economic growth in the coming year to be slow and steady — not a robust expansion, but not a recession, either. This environment should be favorable for corporate bonds and other credit-related securities. Valuations in the credit sectors also remain attractive as the market continues to price credit-related securities at recessionary levels. As a result, we intend to maintain the Trust’s significant exposure to credit sectors, while remaining underweight in the Treasury market.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	5.81%	6.95%	6.01%	39.94%	79.30%
Active Bond Trust Series II2	5.70%	6.75%	5.88%	38.61%	77.05%
Active Bond Trust Series NAV[3]	5.97%	7.02%	6.06%	40.36%	80.05%
Barclays Capital U.S. Aggregate Bond Index[4,5]	7.84%	6.50%	5.78%	37.01%	75.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Active Bond Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Active Bond Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The inception date for these Shares is on March 29, 1986.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Bond Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  ►  To seek income and capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	35.7
Financials	19.7
U.S. Government	11.8
Collateralized Mortgage Obligations	8.0
Consumer Discretionary	3.9
Energy	3.6
Materials	3.5
Industrials	3.1
Telecommunication Services	2.6
Utilities	2.5
Health Care	1.2
Consumer Staples	0.9
Information Technology	0.5
Asset Backed Securities	0.3
Municipal Bonds	0.2
Foreign Government Obligations	0.1
Net Other Assets & Liabilities	2.4

*	Sectors as a percentage of net assets.
PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Bond Trust Series NAV returned +5.58%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  U.S. bonds posted solid gains in 2011, with much of the advance driven by a substantial Treasury market rally. Evidence of slowing economic activity beginning in the second quarter of the year led to concerns about a U.S. recession, although those concerns dissipated somewhat in the fourth quarter as signs of economic improvement emerged. In addition, sovereign debt problems in Europe worsened as the contagion spread from smaller countries, such as Greece and Portugal, to Italy, Europe’s third-largest economy. In this environment, the bond market enjoyed a broad rally, with higher-quality bonds leading the advance amid a powerful trend toward risk aversion. Most notably, investors flocked to the relative safety of the Treasury market, sending Treasury yields down to historically low levels. Corporate bonds lagged U.S. Treasuries because of this for the year. In the mortgage sector, commercial mortgage-backed securities underperformed, while residential mortgage-backed securities held up better but lagged Treasury bonds as falling interest rates led to concerns about increased refinancing activity.

The portfolio’s underperformance of its benchmark in 2011 was driven primarily by sector allocation. An overweight of investment-grade corporate bonds and an underweight to U.S. Treasuries contributed to the portfolio’s underperformance. Additionally, the portfolio’s investment-grade corporate bond holdings emphasized securities issued by financial companies, which underperformed amid concerns about the potential negative impact of slowing economic growth and European sovereign debt upheaval.

As we move into 2012, we expect U.S. economic growth to remain positive but less than robust as the combination of consumer deleveraging and European debt problems curtails economic activity. This environment should be favorable for corporate bonds and other credit-related securities. Valuations in the credit sectors also remain attractive as the market continues to price credit-related securities at recessionary levels. As a result, we intend to maintain the portfolio’s meaningful exposure to the bond market’s credit sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond Trust Series I (began 10/31/11)[2]	5.92%	—	—	6.54%	—	—	16.63%
Bond Trust Series II (began 10/31/11)[2]	5.90%	—	—	6.53%	—	—	16.60%
Bond Trust Series NAV (began 7/29/09)	5.58%	—	—	6.40%	—	—	16.26%
Barclays Capital U.S. Aggregate Bond Index[3,4]	7.84%	—	—	7.28%	—	—	18.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and II is October 31, 2011. For periods prior to October 31, 2011, the performance shown reflects the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and II expenses performance would be lower.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Bond PS Series

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  ►  To seek income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the Fund’s average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighing*	% of Total
U.S. Government Agency	33.5
Financials	17.6
U.S. Government	17.5
Collateralized Mortgage Obligations	6.6
Energy	3.5
Materials	3.5
Consumer Discretionary	3.3
Telecommunication Services	2.3
Utilities	2.2
Industrials	1.9
Consumer Staples	1.2
Health Care	0.9
Information Technology	0.5
Municipal Bonds	0.3
Asset Backed Securities	0.2
Net Other Assets & Liabilities	5.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  Since its inception on April 28, 2011, the Bond PS Series, Series NAV returned +2.98%, underperforming the +6.56% return of the Citigroup Broad Investment Grade Index.

Environment  ►  U.S. bonds posted solid gains in 2011, with much of the advance driven by a substantial Treasury market rally. Evidence of slowing economic activity beginning in the second quarter of the year led to concerns about a recession, although those concerns dissipated somewhat in the fourth quarter as signs of economic improvement emerged. In addition, sovereign debt problems in Europe worsened as the contagion spread from smaller countries, such as Greece and Portugal, to Italy, Europe’s third-largest economy. In this environment, the bond market enjoyed a broad rally, with higher-quality bonds leading the advance amid a powerful trend toward risk aversion. Most notably, investors flocked to the relative safety of the Treasury market, sending Treasury yields down to historically low levels. Corporate bonds lagged U.S. Treasuries because of this for the year. In the mortgage sector, commercial mortgage-backed securities underperformed, while residential mortgage-backed securities held up better but lagged Treasury bonds as falling interest rates led to concerns about increased refinancing activity.

The portfolio’s underperformance of its benchmark during the period was driven primarily by sector allocation. An overweight of investment grade corporate bonds and underweight to U.S. Treasuries contributed to the portfolio’s underperformance. Additionally, the portfolio’s investment-grade corporate bond holdings emphasized securities issued by financial companies, which underperformed during the period amid concerns about the potential negative impact of slowing economic growth and European sovereign debt upheaval.

As we move into 2012, we expect U.S. economic growth to remain positive but less than robust as the combination of consumer deleveraging and European debt problems curtails economic activity. This environment should be favorable for corporate bonds and other credit-related securities. Valuations in the credit sectors also remain attractive as the market continues to price credit-related securities at recessionary levels. As a result, we intend to maintain the portfolio’s meaningful exposure to the bond market’s credit sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond PS Series II (began 4/28/11)	—	—	—	—	—	—	2.88%
Bond PS Series NAV (began 4/28/11)	—	—	—	—	—	—	2.98%
Citigroup Broad Investment Grade Index[2,3]	—	—	—	—	—	—	6.56%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Citigroup Broad Investment Grade Index is an unmanaged index which measures the performance of the broad U.S. investment-grade bond market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Core Bond Trust

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks total return consisting of income and capital appreciation by investing at least 80% (plus any borrowings for investment purposes) of its net assets in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	42.6
U.S. Government	21.9
Collateralized Mortgage Obligations	16.2
Asset Backed Securities	8.6
Financials	7.4
Energy	2.2
Utilities	1.8
Consumer Discretionary	1.5
Foreign Government Obligations	1.5
Telecommunication Services	1.3
Consumer Staples	1.1
Municipal Bonds	1.1
Health Care	1.0
Materials	0.5
Industrials	0.4
Information Technology	0.2
Short-Term Investments & Other	–9.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Bond Trust Series I returned +8.32%, outperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  The year held more than its fair share of challenges. There were a series of shocks, including the earthquake in Japan and the U.S. debt ceiling debate and subsequent loss of its AAA credit rating. However, it was the eurozone debt crisis that dominated market sentiment.

Policymakers globally took a variety of steps to bolster investor confidence, improve liquidity and reinvigorate the economy. As the year came to a close, fears of a potential U.S. double dip recession and contagion risk from Europe subsided while recession remained a concern in Europe.

Given the strong performance of Treasuries, 2011 was a year of attractive total return for the Barclays Capital U.S. Aggregate Bond Index, albeit very low returns for most fixed-income asset classes. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were star performers, benefiting from light issuance and strong fundamentals, while credit was the largest underperformer.

The portfolio outperformed the benchmark, with security selection in agency mortgages, corporate bonds, CMBS and ABS all contributing to performance. Our overweight to the ABS sector also contributed, but our overweight to the corporate sector detracted from performance. Security selection in credit was positive. Throughout 2011, we found good relative value trading opportunities in the CMBS sector. We maintained our consumer ABS overweight and were active in the Federal Family Education Loan Program, which provided many good relative value trading opportunities.

We maintained an Agency mortgage risk-adjusted overweight throughout most of 2011, as the sector was attractive and presented many good relative value opportunities. We reduced exposure to credit, ending the year with a slight underweight. In response to varying market conditions, positioning during the year was dynamic. In credit, we maintained overweights in non-corporates, energy and REITs, with underweights to technology, entertainment and other capital goods.

We expect markets to remain prone to shocks during the first half of 2012 and are positioned somewhat conservatively. We maintain an overweight to agency mortgages and modest overweights to ABS and CMBS. With the Fed on hold through at least 2014, we think these asset classes will benefit from favorable breakeven rates versus Treasuries, limited net supply and lower curve volatility. In credit, we expect new issue supply to provide increased relative value trading opportunities. We continue to be focused on security selection as the primary driver of performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Bond Trust Series I (began 4/29/05)	8.32%	6.97%	—	5.93%	40.07%	—	46.91%
Core Bond Trust Series II (began 4/29/05)	8.04%	6.73%	—	5.70%	38.51%	—	44.78%
Core Bond Trust Series NAV (began 4/29/05)	8.32%	7.01%	—	5.95%	40.31%	—	47.10%
Barclays Capital U.S. Aggregate Bond Index[2,3]	7.84%	6.50%	—	5.74%	37.01%	—	45.16%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Global Bond Trust

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: Scott A. Mather

INVESTMENT OBJECTIVE & POLICIES  ►  To seek maximum total return, consistent with preservation of capital and prudent investment management. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.) and may be denominated in foreign currencies or U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	36.9
U.S. Government Agency	35.1
Foreign Government	27.8
Collateralized Mortgage Obligations	13.7
Municipal Bonds	3.4
U.S. Government	3.1
Consumer Discretionary	3.0
Asset Backed Securities	2.9
Energy	1.3
Industrials	0.8
Materials	0.7
Consumer Staples	0.6
Telecommunication Services	0.4
Utilities	0.3
Information Technology	0.2
Health Care	0.2
Short-Term Investments & Other	–30.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Global Bond Trust Series I returned +9.08%, outperforming the +7.22% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment  ►  In 2011, the global financial markets were persistently volatile in response to intensified political unrest across the Middle East and North Africa, rising commodity prices and the earthquake and nuclear accident in Japan. These events and the European sovereign debt crisis sparked a flight to safety and boosted demand for Treasuries in spite of the U.S. debt ceiling debate and S&P’s downgrade of the U.S. long-term credit rating. European countries continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Federal Reserve signaled its intent to sell $400 billion of short-term Treasuries and invest the proceeds in long-dated Treasuries by the end of June 2012.

Towards year-end, global markets digested improving U.S. economic data and uncertainty surrounding the eurozone sovereign debt crisis. A rebound in U.S. consumption improved investor risk appetites and helped most sectors outperform Treasuries. Despite improving U.S. consumer confidence, the eurozone debt crisis continued to fuel global market volatility. With fiscal tightening relentless and policymakers eschewing “grand bargains” in favor of a toxic muddle-through approach, central bankers continued to deploy unconventional tools to buoy growth and placate restless markets. Additionally, the International Monetary Fund announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. However, many eurozone countries still faced increasing unemployment and worsening debt-to-GDP ratios into the year end.

Tactical duration and curve positioning in the U.S. hurt portfolio performance as U.S. 10-year Treasury rates fell and the yield curve flattened. However, an overweight to duration in core Europe and the U.K. added to performance as the rates fell on slower global growth concerns. Interest-rate strategies in the U.S. and in non-U.S. countries were partially implemented through futures and interest-rate swaps. Exposure to agency mortgage-backed securities added to returns as these securities benefited amid their attractive high-quality yields. Exposure to investment-grade financials hurt performance as this sector underperformed like-duration Treasuries and the broader investment-grade corporate sector. Exposure to emerging-market local rates via interest-rate swaps, particularly Brazil, added to performance as rates fell in this country. Exposure to a variety of foreign currencies, particularly an underweight to the euro, also helped, as the euro depreciated against the U.S. dollar. Modest exposure to Build America Bonds added to returns as this sector continued to appeal to investors amid its attractive risk-adjusted yields. Overall, foreign currency contracts contributed to performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	9.08%	7.77%	8.13%	45.40%	118.59%
Global Bond Trust Series II2	8.85%	7.55%	7.94%	43.88%	114.73%
Global Bond Trust Series NAV[3]	9.08%	7.80%	8.17%	45.61%	119.30%
JPMorgan Global (Unhedged) Government Bond Index[4,5]	7.22%	7.61%	7.96%	44.32%	115.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	JPMorgan Global (Unhedged) Government Bond Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

High Yield Trust

Subadviser: Western Asset Management Company
Portfolio Managers: Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  ►  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	19.2
Energy	14.0
Industrials	12.6
Telecommunication Services	10.1
Financials	9.2
Materials	7.5
Health Care	4.8
Utilities	3.3
Foreign Government Obligations	3.0
Consumer Staples	2.8
Information Technology	1.6
Warrants	0.4
Short-Term Investments & Other	11.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the High Yield Trust Series I returned +0.90%, underperforming the +5.52% return of the Citigroup High Yield Index.

Environment  ►  Despite a volatile year, the high-yield market managed to post positive total returns. These gains were due entirely to income generation and the decline in U.S. Treasury rates, as the price of the Index actually declined over the year. The Index’s option-adjusted spread widened by 1.54%, to 7.16% while the yield-to-worst rose by 0.51% to 8.02% at the end of the year. The market was marked by two distinct periods. From January to July, the market performed strongly on improved investor sentiment before pulling back.

Then, investor risk aversion set in as the European sovereign debt crisis intensified and questions regarding the global economic recovery abounded. From August on, lower quality underperformed. CCC-rated issues lost 0.88% on average while BBs gained 7.39%. The top performing sectors were cable companies and energy producers, while transportation and wireless lagged. Fundamentally, the high-yield market remained strong. According to Moody’s, the U.S. 12-month issuer-weighted default rate fell to 1.8% in 2011, down from 3.4% in 2010.

The Trust generated positive performance for the year. However, it underperformed the Index. The main driver of underperformance was the portfolio’s focus on less liquid, off-the-run issues versus large benchmark issues. Based on fundamental and relative value analysis, our research team found more value in these less liquid issues during a year when volatile markets caused investors to focus on liquidity instead of intrinsic worth. The portfolio’s returns were hurt as a result. In addition, sector and ratings allocations detracted from returns.

Although we increased the quality of the portfolio over the year, we remained overweight to CCC-rated securities, which underperformed on the year. Overweights to transportation and wireless issuers hurt performance, as these were the weakest sub-sectors of the Index. This was somewhat offset by an overweight to Energy, one of the top performing sectors. Additionally, a modest cash position created a drag on performance.

Derivatives were used in the portfolio to manage duration and curve exposure, and to hedge currency and market risk. Overall, the use of these derivatives was a slight negative.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	0.90%	4.91%	6.47%	27.07%	87.17%
High Yield Trust Series II2	0.67%	4.68%	6.27%	25.71%	83.78%
High Yield Trust Series NAV[3]	1.13%	4.96%	6.52%	27.39%	88.12%
Citigroup High Yield Index[4,5]	5.52%	7.15%	8.68%	41.25%	129.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

Income Trust

Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Edward D. Perks, Alex Peters, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  ►  To seek to maximize income while maintaining prospects for capital appreciation. The Trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	19.2
Financials	18.5
Energy	14.9
Health Care	11.7
Information Technology	8.1
Consumer Discretionary	8.1
Telecommunication Services	5.4
Industrials	4.6
Materials	3.7
Consumer Staples	3.1
Collateralized Mortgage Obligations	0.4
Warrants	0.1
Municipal Bonds	0.1
Short-Term Investments & Other	2.1

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►   For the year, the Income Trust Series NAV returned +2.72%, underperforming the +5.28% return of the Combined Index.

Environment  ►   Continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness hurt portfolio performance during the year. The portfolio outperformed its equity benchmark, but lagged its fixed-income benchmark.

Our allocations to equity and fixed income did not change significantly for the year. However, within fixed income, our Communications allocation rose while Energy declined. Among stock allocations, Health Care increased while Utilities and Energy decreased. Within fixed income, we largely focused on corporate bonds, given the potential for higher yields and long-term total return relative to other fixed-income securities. We maintained significant diversification with holdings across a range of sectors including Financials, Consumer Non-Cyclicals and Energy. Key individual contributors within fixed income included a financing solutions specialist, a major oil and natural gas producer and a hospital operator. Major detractors included an electricity provider, a large airline company and a leading global cement producer.

Within equity, the Utilities, Health Care and Energy sectors contributed to performance and select holdings in Financials and Materials detracted from results. Three large utility companies generated gains during the period. Many Utilities stocks benefited from stable and regulated operations, limited exposure to foreign economies and high dividend yields. Although our Utilities exposure declined modestly following some profit-taking, the sector remained the portfolio’s largest sector weighting. Top Health Care contributors included two major pharmaceutical companies, which benefited from stable operations, continued strong free cash flow generation and high dividend yields. An oil and gas producer was another notable contributor among our energy stocks. Within equity convertible securities, we maintained positions in select Financials.

Financial stocks generally were hurt by concerns about the European sovereign debt crisis, and notable equity detractors included several large financial services companies. A leading cement producer in the Materials sector lost value due to weak demand for construction materials.

Our equity exposure focused on dividend-paying common stocks and convertible securities. We sought what we considered attractive current yield as well as companies with potential favorable outlooks for dividend growth. Convertible securities remained attractive to us, given the possible opportunity for both high current income and the potential to participate in the appreciation of the underlying common stock. We remain largely focused on U.S. securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Income Trust Series NAV (began 5/1/07)	2.72%	—	—	1.97%	—	—	9.52%
S&P 500 Index[2,5]	2.11%	—	—	–1.32%	—	—	–6.03%
Barclays Capital U.S. Aggregate Bond Index[3,5]	7.84%	—	—	6.51%	—	—	34.26%
Combined Index[4,5]	5.28%	—	—	3.01%	—	—	14.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

Investment Quality Bond Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Christopher A. Jones, Lucius T. Hill, Campe Goodman, Joseph F. Marvan

INVESTMENT OBJECTIVE & POLICIES  ►  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% (plus any borrowings for investment purposes) of its net assets in bonds rated investment grade at the time of investment. The Trust will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	22.2
Financials	19.6
U.S. Government	12.3
Consumer Discretionary	5.5
Municipal Bonds	4.8
Utilities	4.2
Energy	3.8
Consumer Staples	3.7
Health Care	3.0
Telecommunication Services	2.8
Asset Backed Securities	2.3
Collateralized Mortgage Obligations	2.0
Industrials	1.6
Foreign Government Obligations	1.6
Materials	1.6
Information Technology	1.1
Short-Term Investments & Other	7.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Investment Quality Bond Trust Series I returned +8.07%, underperforming the +8.71% return of the Combined Index.

Environment  ►  Positive economic fundamentals in early 2011 led to growing optimism over the U.S. economic recovery. However, geopolitical instability and the tragic events in Japan later weighed on investor sentiment. Investor risk appetite continued to deteriorate amid a deepening sovereign debt crisis in Europe and signs the U.S. economic recovery was losing momentum. Standard & Poor’s downgraded the U.S. government’s long-term credit rating from AAA to AA+ and maintained a negative outlook. At year-end, risk assets held up well with spreads tightening, despite extreme volatility in the markets as a result of the European debt crisis.

The Federal Reserve maintained an accommodative stance throughout the period. The central bank vowed to keep interest rates low until at least 2014 and reiterated its commitment to holding down long-term rates. Although the Fed acknowledged signs of an improving U.S. economy, it also warned of significant downside risks to the outlook due to tenuous conditions in global financial markets.

Contributing to relative results was the Trust’s allocation to investment grade credit, particularly to industrial issuers. Exposure to financials partially offset results as higher beta financials lagged while more defensive areas of the market outperformed. The portfolio’s exposure to commercial mortgage backed securities (CMBS), allocation to TIPS, and a short position in emerging market debt also contributed to performance. However, this was offset by the portfolio’s allocation to developed non-U.S. dollar securities, which detracted from relative performance. Duration and yield curve positioning also hurt relative results.

Derivatives are an important part of our investment process. During the period, Treasury futures and interest rate swaps were used to manage the Trust’s duration and yield curve positioning. Credit default swaps (CDS) and credit default index swaps (CDX) were purchased as protection for the portfolio’s credit holdings and to gain exposure to credit indices. Additionally, interest rate futures and currency forward contracts were used to implement the Trust’s non-U.S. rate and currency positions. The derivatives used within the portfolio did not have a meaningful impact on the portfolio’s risk as they were used to gain exposure to securities or indices more efficiently, or to hedge certain exposures.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	8.07%	6.40%	5.97%	36.36%	78.60%
Investment Quality Bond Trust Series II2	7.85%	6.19%	5.79%	35.03%	75.53%
Investment Quality Bond Trust Series NAV[3]	8.05%	6.43%	6.01%	36.54%	79.17%
Barclays Capital U.S. Government Bond Index[4,8]	9.02%	6.56%	5.59%	37.40%	72.34%
Barclays Capital U.S. Credit Bond Index[5,8]	8.35%	6.80%	6.35%	38.94%	85.01%
Barclays Capital U.S. Aggregate Bond Index[6,8]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[7,8]	8.71%	6.73%	6.00%	38.51%	79.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

5	Barclays Capital U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 50% Barclays Capital U.S. Government Bond Index and 50% Barclays Capital U.S. Credit Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Money Market Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  ►  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar-denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	42.5
U.S. Government Agency	28.4
Certificates of Deposit	11.8
U.S. Government	13.0
Corporate Interest-Bearing Obligations	4.4
Foreign Government Obligations	0.5
Net Other Assets & Liabilities	–0.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  ►  The Federal Reserve left interest rates unchanged for all of 2011, with the target federal funds rate remaining in a range of 0.00% to 0.25%. The Fed completed its “QE2” program by the end of the second quarter, purchasing $600 billion in Treasuries. In September, the Fed announced Operation Twist, in which it intends to sell $400 billion of Treasury securities with maturities of three years or less, and to buy the same amount of securities with maturities ranging from six years to 30 years. Theoretically, this will decrease longer-term mortgage rates and ideally stimulate the weak U.S. housing sector. Inflation continues to be monitored closely, but has primarily been a non-factor for the year. The Fed also announced that it would expect to maintain low interest rates at these low levels until at least 2014. The European debt crisis continues to plague the global financial markets. The European Central Bank will have to introduce aggressive new policies to provide both liquidity support and recapitalization for both banks and governments in order to prevent a deeper contraction in Europe. Without a sufficient resolution, the spillover effect of these risks could have an adverse effect on the American economy.

At year end, the portfolio’s holdings were made up of commercial paper, corporate interest-bearing obligations, U.S. government & agency obligations, foreign government obligations and certificates of deposit. The average term to maturity at the beginning of January 2011 was 56 days, and at year end the average term was almost identical at 57 days.

Throughout the year, the portfolio used different methods of adding yield without substantially increasing risk, such as purchasing longer-dated Treasury bills and additional callable agencies. The portfolio also looked for other yield-enhancing opportunities, such as floating rate notes and short bonds. The Trust’s average weighted term to maturity remains longer than neutral. Going forward, we will continue to employ similar strategies in order to stay close to the portfolio’s maximum term to maturity as long as the current market conditions prevail.

12

Money Market Trust B

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  ►  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	49.6
U.S. Government	16.9
Certificates of Deposit	13.2
U.S. Government Agency	12.5
Corporate Interest-Bearing Obligations	3.9
Foreign Government Obligations	0.6
Net Other Assets & Liabilities	3.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  ►  The Federal Reserve left interest rates unchanged for all of 2011, with the target federal funds rate remaining in a range of 0.00% to 0.25%. The Fed completed its “QE2” program by the end of the second quarter, purchasing $600 billion in Treasuries. In September, the Fed announced Operation Twist, in which it intends to sell $400 billion of Treasury securities with maturities of three years or less, and to buy the same amount of securities with maturities ranging from six years to 30 years. Theoretically, this will decrease longer-term mortgage rates and ideally stimulate the weak U.S. housing sector. Inflation continues to be monitored closely, but has primarily been a non-factor for the year. The Fed also announced that it would expect to maintain low interest rates at these low levels until at least 2014. The European debt crisis continues to plague the global financial markets. The European Central Bank will have to introduce aggressive new policies to provide both liquidity support and recapitalization for both banks and governments in order to prevent a deeper contraction in Europe. Without a sufficient resolution, the spillover effect of these risks could have an adverse effect on the American economy.

At year-end, the portfolio’s holdings were made up of commercial paper, corporate interest-bearing obligations, U.S. government & agency obligations, foreign government obligations and certificates of deposit. The average term to maturity at the beginning of January 2011 was 54 days, and at year end, it was virtually identical at 55 days.

Throughout the year, the portfolio used different methods of adding yield without substantially increasing risk, such as purchasing longer-dated Treasury bills and additional callable agencies. The portfolio also looked for other yield-enhancing opportunities, such as floating rate notes and short bonds. The Trust’s average weighted term to maturity remains longer than neutral. Going forward, we will continue to employ similar strategies in order to stay close to the portfolio’s maximum term to maturity as long as the current market conditions prevail.

13

New Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income consistent with the preservation of capital by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations (CMO), and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	36.5
U.S. Government	16.0
Financials	9.5
Collateralized Mortgage Obligations	5.9
Energy	4.6
Consumer Discretionary	3.4
Asset Backed Securities	2.9
Utilities	2.8
Industrials	2.5
Materials	2.3
Foreign Government Obligations	2.3
Municipal Bonds	2.1
Health Care	2.1
Telecommunication Services	1.8
Consumer Staples	1.6
Information Technology	0.9
Short-Term Investments & Other	2.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the New Income Trust Series NAV returned +5.91%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  U.S. bonds produced strong returns over the last year, though it was a volatile year that started on a weak note. To support the economy, the Federal Reserve indicated it would likely keep the federal funds target rate low. The Fed also unveiled a plan to reduce long-term rates by purchasing intermediate- and long-term Treasury securities and by selling Treasuries maturing in three years or less.

Treasury securities, particularly long-term issues, far outpaced other segments. Municipal and corporate bonds also did very well, but agency mortgage-backed and asset-backed securities were less robust. High-yield securities trailed investment-grade issues.

Detrimental security selection and sector allocation were both to blame for the portfolio’s underperformance. Specifically, portfolio holdings in agency mortgage-backed securities (MBSs) detracted significantly from relative results. Security selection among investment-grade corporate issues was also ineffective. Underweighting U.S. Treasuries in favor of investment-grade corporates additionally dragged on relative returns, as investors sought safe havens. Yield curve positioning and duration management throughout the portfolio had a slightly negative impact on results, while currency positioning contributed to relative returns overall.

The portfolio’s lower-coupon, longer dated Fannie Mae pass through securities did not fare as well as the agency MBS securities held by the benchmark. Among investment-grade corporate issues, the portfolio’s positions in U.S. money center banking names encountered multiple hurdles.

Underweighting U.S. Treasuries relative to investment-grade corporates was not successful in a year where risk aversion spiked and investors saw bad news all around. In yield curve positioning and duration management, the portfolio maintained a slightly short duration posture. This weighed on returns when investor flight to the safety of Treasuries drove down rates across the yield curve.

The portfolio’s currency positions contributed to relative results, particularly a short position in the euro versus currencies in other developed European economies. Long positions in Asian ex-Japan currencies versus the U.S. dollar were also helpful. The benefit was partially offset by an unfavorable short position in the Japanese yen and a long position in the Mexican peso, both versus the U.S. dollar. Currency forwards contracts partially offset one another, the net currency forward contracts held hedge portfolio exposures. In addition, interest rate futures were not a benefit.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
New Income Trust Series NAV (began 10/24/05)	5.91%	5.14%	—	5.70%	28.46%	—	40.93%
Barclays Capital U.S. Aggregate Bond Index[2,3]	7.84%	6.50%	—	6.09%	37.01%	—	44.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Real Return Bond Trust

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government	78.0
Financials	25.5
Foreign Government Obligations	11.7
Collateralized Mortgage Obligations	8.8
Asset Backed Securities	4.2
U.S. Government Agency	2.7
Telecommunication Services	1.0
Industrials	0.9
Materials	0.8
Municipal Bonds	0.2
Consumer Discretionary	0.2
Energy	0.1
Short-Term Investments & Other	–34.1

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Real Return Trust Series I returned +12.02%, underperforming the +13.56% return of the Barclays Capital U.S. TIPS Index.

Environment  ►  In 2011, global financial markets were persistently volatile in response to intensified political unrest across the Middle East and North Africa, rising commodity prices and the earthquake and nuclear accident in Japan. These events and the European sovereign debt crisis sparked a flight to safety and boosted demand for Treasuries, in spite of the U.S. debt ceiling debate and S&P’s downgrade of the U.S. long-term credit rating. European countries, including Ireland, Italy and Spain, continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Federal Reserve signaled its intent to sell $400 billion of short-term Treasuries and invest the proceeds in long-dated Treasuries by the end of June 2012.

Towards year end, global financial markets digested improving U.S. economic data and uncertainty surrounding the eurozone sovereign debt crisis. A rebound in U.S. consumption improved investor risk appetites and helped most fixed-income sectors outperform Treasuries. Despite improving U.S. consumer confidence, the eurozone sovereign debt crisis continued to fuel volatility in global financial markets. In response to these pressures, the International Monetary Fund announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs.

U.S. Treasury Inflation-Protected Securities (TIPS) prices rose during the year as global financial markets fled to the safety of the United States. TIPS’ real yields rallied on the back of investor flight to quality and slower global growth amid heightened sovereign risk concerns in Europe. TIPS underperformed their nominal Treasury counterparts as inflation expectations fell as breakeven inflation levels, also a measure of market inflation expectations, narrowed.

Favoring nominal duration over real duration positioning in the U.S. helped portfolio performance as nominal Treasuries outperformed TIPS. An underweight to the long end of the U.S. yield curve, implemented via interest-rate swaps, detracted from returns as long-term yields fell more than short-term yields. Additionally, exposure to nominal bonds in the U.K. and Australian inflation-linked bonds added to performance as yields declined on slower growth prospects.

Holdings of investment-grade corporate securities detracted from performance as this sector underperformed like-duration Treasuries on debt contagion fears. Exposure to emerging-market local instruments, particularly in Brazil, boosted performance as rates fell.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Real Return Bond Trust Series I (began 5/5/03)	12.02%	7.58%	—	6.14%	44.07%	—	67.55%
Real Return Bond Trust Series II (began 5/5/03)	11.86%	7.38%	—	5.92%	42.76%	—	64.59%
Real Return Bond Trust Series NAV[2]	12.15%	7.63%	—	6.17%	44.42%	—	67.92%
Barclays Capital Global U.S. TIPS Index[3,4]	13.56%	7.95%	—	6.58%	46.62%	—	73.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays Capital U.S. TIPS Index is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Short Term Government Income Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the Trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	76.7
U.S. Government	14.6
Collateralized Mortgage Obligations	7.7
Short-Term Investments & Other	1.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Short Government Income Trust Series NAV returned +2.82%, underperforming the +3.20% return of the Barclays Capital U.S. Government 1–5 Year Index.

Environment  ►  Short-term U.S. government securities advanced in 2011 as yields declined during the year. Evidence of slowing economic activity beginning in the second quarter led to concerns about a recession, although those concerns dissipated somewhat in the fourth quarter as signs of economic improvement emerged. In addition, sovereign debt problems in Europe worsened as the contagion spread from smaller countries, such as Greece and Portugal, to Italy, Europe’s third-largest economy. In this environment, short-term government bonds enjoyed a broad rally amid a powerful trend toward risk aversion. Most notably, investors flocked to the relative safety of the Treasury market, sending short-term Treasury yields down to historically low levels. Mortgage-backed securities also advanced, but to a lesser extent, as falling interest rates led to concerns about increased refinancing activity. Short-term government agency notes lagged the other segments of the short-term bond market.

Sector allocation was the key factor behind the portfolio’s underperformance of its benchmark in 2011. The Index is dominated by Treasury securities (more than 80%), while the portfolio emphasizes government agency notes and mortgage-backed securities. This positioning detracted from results as short-term Treasury securities posted the best returns. As Treasury yields declined, we took advantage of relative values in the marketplace to further reduce the portfolio’s Treasury exposure and increase its position in mortgage-backed securities, primarily by adding securities backed by adjustable-rate mortgages. This shift also served to increase the portfolio’s current yield. Short-term government agency notes comprised just over half of the portfolio throughout the year. We favored callable agency securities over non-callables because of their higher yields.

As we move into 2012, we expect U.S. economic growth to remain positive but less than robust as the combination of consumer deleveraging and European debt problems curtails economic activity. The Federal Reserve intends to keep short-term interest rates at or near zero until at least 2014, so we expect short-term interest rates to remain relatively stable for the foreseeable future. Consequently, we intend to maintain our focus on maximizing income — continuing to emphasize callable agency notes and mortgage-backed securities for their extra income potential, and actively seeking out opportunities to increase the portfolio’s yield — without compromising the portfolio’s objective of principal protection.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Short Term Government Income Trust Series I (began 4/30/10)	2.77%	—	—	2.65%	—	—	8.17%
Short Term Government Income Trust Series II (began 4/30/10)	2.56%	—	—	2.54%	—	—	7.82%
Short Term Government Income Trust Series NAV (began 1/2/09)	2.82%	—	—	2.69%	—	—	8.28%
Barclays Capital U.S. Government 1-5 Year Index[2,3]	3.20%	—	—	2.58%	—	—	7.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

Strategic Allocation Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  ►  To seek capital appreciation. Under normal market conditions, the Trust invests in futures contracts, including futures on indexes of securities and on U.S. Treasury securities and fixed-income securities to cover such futures contracts and exchange-traded funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	14.6
U.S. Government Agency	6.2
Telecommunication Services	3.1
Consumer Staples	2.6
Consumer Discretionary	2.5
Energy	2.0
Materials	1.9
Information Technology	1.9
Health Care	1.5
Utilities	1.3
Industrials	1.2
Short-Term Investments & Other	61.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  Since inception on April 28, 2011, the Strategic Allocation Trust Series NAV total return was –10.67%, outperforming the –12.08% return of the Combined Index.

Environment  ►  The second quarter of 2011 started well with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak economic news in the U.S., reduced growth expectations for China, the Greek debt crisis and a host of other macro economic issues took a toll on investors. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell, and further debt concerns in Europe impacted equity markets worldwide. The final three months of the year featured a strong rebound in stock prices in October followed by modest positive returns through the final two months.

The Trust, which launched on April 28, 2011, seeks to provide efficient market exposures to a customized set of equity indexes coupled with active management of a portfolio of debt instruments. Under normal market conditions, the Trust provides for targeted exposures to equity markets globally by investing in futures contracts, including futures on indexes of U.S. and foreign equity securities. It may also invest in futures on U.S. Treasury securities. During the period, the performance of the Trust benefited from futures activity. The Trust is an underlying fund within the JHVIT Lifestyle PS Series portfolios which are only offered in connection with a John Hancock Life Insurance Company (U.S.A.) variable annuity. These variable annuities transfer a contract owner’s assets between the JHVIT Lifestyle PS Series and the Bond PS Series using a systematic non-discretionary mathematical formula (i.e. algorithm), which is based principally on market movements. Accordingly, the Trust is designed specifically for managing the daily cash flows of, and the investment risks directly associated with such cash flows within the Lifestyle PS Series portfolios. The Trust tracks against a blended benchmark comprised of 62.5% S&P 500, 9.0% FTSE, 8.0% Euro Stoxx, 8.0% Topix, 7.5% S&P MidCap 400 and 5.0% Russell 2000.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite what most would agree is an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Allocation Trust Series NAV (began 4/28/11)	—	—	—	—	—	—	–10.67%
S&P 500 Index[2,4]	—	—	—	—	—	—	–5.81%
Combined Index[3,4]	—	—	—	—	—	—	–12.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Combined Index is comprised of 62.5% S&P 500, 9% FTSE, 8% Euro Stoxx, 8% Topix, 7.5% S&P MidCap 400 and 5% Russell 2000.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

17

Strategic Income Opportunities Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Daniel S. Janis, III, John F. Iles, Thomas C. Goggins

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities and domestic high-yield bonds. The Trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Foreign Government Obligations	25.4
Financials	20.9
Consumer Discretionary	12.8
Materials	5.6
Industrials	5.3
Energy	4.5
Collateralized Mortgage Obligations	4.4
Telecommunication Services	4.0
Utilities	4.0
Consumer Staples	3.5
Health Care	2.9
Information Technology	1.0
Municipal Bonds	0.7
Asset Backed Securities	0.6
Net Other Assets & Liabilities	4.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Strategic Income Opportunities Trust Series I returned +2.02%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  As a group, global bonds generally posted gains during the year, although there was a significant divergence between the best and worst performing categories. For the year overall, high-quality government bonds fared best as investors flocked to safe-haven assets amid growing concern about Europe’s sovereign debt crisis and rising worry about the strength of the global economy. Meanwhile, riskier asset classes — including high-yield corporate bonds and emerging-market debt securities — lagged, primarily due to their poor performance in the summer and fall. Bonds issued in European countries facing the stiffest debt challenges — namely Portugal, Italy and Greece — suffered losses. During the year, the U.S. dollar strengthened relative to most other major currencies.

Sector allocation was a key factor behind the portfolio’s underperformance. The portfolio’s overweight to high-yield corporate bonds detracted most. An overweight to emerging markets securities also proved disadvantageous. However, Philippine government bonds bucked the overall downward trend in emerging markets bonds. Elsewhere, the portfolio’s shorter duration, expressed earlier in the period through a short position in 10-year U.S. Treasury futures that was closed out at the beginning of August, hurt performance as the long end of the Treasury market rallied. In contrast, owning Build America Bonds was a plus as these securities performed well amid strong demand for and limited supply of U.S. municipal bonds. The portfolio also benefited from a position in U.K. government bonds, which were bolstered by growing expectations of additional quantitative easing there. We sold these bonds in August to lock in profits.

We believe that U.S. high-yield corporate bonds will offer attractive returns in the coming months. Corporations have spent much of the past two years getting balance sheets in order, default rates have been low, and we anticipate that they will stay relatively low. We also believe that emerging markets, particularly those in Asia, will offer attractive returns. Within the eurozone, there are still many details to be negotiated and risks surrounding implementation of potential plans. As such, we do not believe that bonds within the peripheral nations currently offer an attractive risk/return profile. Regarding currency, we believe that non-Japan Asia offers the most attractive opportunity set, and will continue to hold bonds denominated in those currencies unhedged. The commodity block of currencies, including the Australian, New Zealand and Canadian dollars, will offer tactical opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Income Opportunities Trust Series I (began 5/3/04)	2.02%	7.70%	—	6.99%	44.89%	—	67.86%
Strategic Income Opportunities Trust Series II (began 5/3/04)	1.89%	7.46%	—	6.78%	43.29%	—	65.26%
Strategic Income Opportunities Trust Series NAV[2]	2.08%	7.74%	—	7.03%	45.14%	—	68.27%
Barclays Capital U.S. Aggregate Bond Index[3,4]	7.84%	6.50%	—	5.69%	37.01%	—	52.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

18

Total Return Trust

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  ►  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	43.8
U.S. Government	25.0
Financials	22.4
Foreign Government Obligations	7.6
Collateralized Mortgage Obligations	5.9
Municipal Bonds	4.0
Asset Backed Securities	2.6
Energy	1.6
Consumer Discretionary	1.4
Industrials	0.7
Materials	0.6
Information Technology	0.4
Utilities	0.3
Telecommunication Services	0.1
Consumer Staples	0.1
Short-Term Investments & Other	–16.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year, the Total Return Trust Series I returned +3.84%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  In 2011, global financial markets were persistently volatile in response to intensified political unrest across the Middle East and North Africa, rising commodity prices and the earthquake and nuclear accident in Japan. These events and the European sovereign debt crisis sparked a flight to safety and boosted demand for Treasuries in spite of the U.S. debt ceiling debate and S&P’s downgrade of the U.S. long-term credit rating. European countries, including Ireland, Italy and Spain, continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Federal Reserve launched “Operation Twist,” signaling its intent to sell $400 billion of short-term Treasuries and invest the proceeds in long-dated Treasuries by the end of June 2012.

Towards year end, global financial markets digested improving U.S. economic data and uncertainty surrounding the eurozone sovereign debt crisis. A rebound in U.S. consumption improved investor risk appetites and helped most fixed-income sectors outperform Treasuries. Despite improving U.S. consumer confidence, the eurozone sovereign debt crisis continued to fuel volatility in global financial markets. In response to these pressures, the International Monetary Fund announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs.

An underweight to duration in the U.S. detracted from performance as rates fell on global growth concerns and worries about European sovereign debt. An underweight to the long end of the U.S. yield curve, implemented via interest-rate swaps, also detracted from returns as long-term yields fell more than short-term yields. However, interest rate exposure in core Europe, the U.K. and Canada added to performance, as interest rates fell globally. In addition, futures contracts contributed to performance.

A focus on investment-grade corporate financials detracted from performance as this sector underperformed like-duration Treasuries and the broader investment-grade corporate sector. Beyond core sectors, an overweight to emerging markets local rates, particularly Brazil, was positive for performance. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and the Mexican peso, detracted from returns as the U.S. dollar appreciated against most developed and emerging-market currencies. Modest exposure to Build America Bonds added to returns as this sector continued to appeal to investors amid its attractive risk-adjusted yields.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	3.84%	7.21%	6.14%	41.66%	81.54%
Total Return Trust Series II2	3.71%	7.00%	5.95%	40.27%	78.27%
Total Return Trust Series NAV[3]	3.90%	7.27%	6.18%	42.04%	82.17%
Barclays Capital U.S. Aggregate Bond Index[4,5]	7.84%	6.50%	5.78%	37.01%	75.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

19

Ultra Short Term Bond Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The Trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	44.7
Asset Backed Securities	18.6
Financials	14.1
Consumer Discretionary	3.8
Consumer Staples	3.3
Telecommunication Services	2.8
Energy	2.2
Materials	2.1
Health Care	1.7
Industrials	1.5
Utilities	1.1
Information Technology	1.1
Short-Term Investments & Other	3.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Ultra Short Term Bond Trust Series I returned +0.12%, underperforming the +0.27% return of the Bank of America Merrill Lynch 6-Month Treasury Bill Index.

Environment  ►  Short-term U.S. bonds advanced in 2011 as yields declined during the year. Evidence of slowing economic activity beginning in the second quarter led to concerns about a U.S. recession, although those concerns dissipated somewhat in the fourth quarter as signs of economic improvement emerged. In addition, sovereign debt problems in Europe worsened as the contagion spread from smaller countries, such as Greece and Portugal, to Italy, Europe’s third-largest economy. In this environment, short-term bonds enjoyed a broad rally amid a powerful trend toward risk aversion. Most notably, investors flocked to the relative safety of the Treasury market, sending short-term Treasury yields down to historically low levels. Mortgage-backed securities also advanced, but to a lesser extent, as falling interest rates led to concerns about increased refinancing activity. Short-term corporate bonds lagged as the London Interbank Offered Rate (LIBOR), a major source of pricing for short-term debt obligations, rose during the year, putting downward pressure on short-term corporate bond prices.

The portfolio’s performance benefited primarily from its diversified mix of short-term bonds. Exposure to short-term corporate bonds, callable government agency securities, asset-backed securities and adjustable-rate mortgage-backed securities contributed to a higher overall yield for the portfolio compared with the Index, and yield is a substantial component of total return in this maturity segment. On the downside, the portfolio’s exposure to short-term corporate securities issued by financial companies detracted from relative results as finance-related bonds remained under pressure. In addition, the portfolio did not own any short-term Treasury securities, which comprised the best-performing segment of the short-term bond market for the year.

As we move into 2012, we expect U.S. economic growth to remain positive but less than robust as the combination of consumer deleveraging and European debt problems curtails economic activity. The Federal Reserve intends to keep short-term interest rates at or near zero until at least 2014, so we expect short-term interest rates to remain steady for the foreseeable future. Consequently, we intend to maintain our focus on maximizing income by actively seeking opportunities to increase the portfolio’s yield.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	0.12%	—	—	–0.02%	—	—	–0.04%
Ultra Short Term Bond Trust Series II (began 7/29/10)	–0.08%	—	—	–0.22%	—	—	–0.32%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.09%	—	—	–0.03%	—	—	–0.05%
Bank of America Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.27%	—	—	0.30%	—	—	0.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Bank of America Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

20

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust (formerly John Hancock Trust), you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,013.20	$3.45	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,013.20	4.47	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,014.70	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Bond Trust
Series I — Actual[2]	$1,000.00	$1,007.50	$1.11	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual[2]	1,000.00	1,007.30	1.45	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	1,026.90	3.07	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%
Bond PS Series
Series II — Actual	$1,000.00	$1,027.20	$4.85	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	1,027.30	3.68	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Core Bond Trust
Series I — Actual	$1,000.00	$1,049.50	$3.46	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,048.20	4.49	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,049.40	3.20	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

21

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$1,041.60	$4.17	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Series II — Actual	1,000.00	1,040.70	5.20	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,041.50	3.91	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
High Yield Trust
Series I — Actual	$1,000.00	$957.40	$3.75	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	957.40	4.74	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	959.10	3.51	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Income Trust
Series NAV — Actual	$1,000.00	$972.00	$4.27	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,046.40	$3.51	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,045.30	4.54	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,046.20	3.25	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.70	$0.81	0.16%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Series II — Actual	1,000.00	1,000.70	0.81	0.16%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.80	$0.91	0.18%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.92	0.18%
New Income Trust
Series NAV — Actual	$1,000.00	$1,034.30	$3.23	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Real Return Bond Trust
Series I — Actual	$1,000.00	$1,059.90	$4.36	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	1,059.50	5.40	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	1,060.30	4.10	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$1,013.60	$3.30	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	1,012.30	4.31	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	1,014.10	3.05	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%
Strategic Allocation Trust
Series NAV — Actual	$1,000.00	$917.50	$3.62	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%

22

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$961.20	$3.81	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	960.00	4.79	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	961.60	3.56	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Total Return Trust
Series I — Actual	$1,000.00	$1,010.40	$4.00	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,009.80	5.02	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,011.00	3.75	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$998.80	$3.58	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Series II — Actual	1,000.00	997.60	4.58	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series NAV — Actual	1,000.00	998.50	3.32	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The inception date for Series I and Series II shares is 10-31-11. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (62), and divided by 365 (to reflect the period).

23

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 33.69%
U.S. Treasury Bonds - 1.70%
3.750%, 08/15/2041 (L)	$9,760,000	$11,451,223	0.91%
4.375%, 05/15/2041	7,630,000	9,919,000	0.79%
		21,370,223
U.S. Treasury Notes - 8.06%
0.375%, 06/30/2013	8,000,000	8,020,000	0.64%
1.000%, 10/31/2016	6,500,000	6,565,000	0.52%
1.500%, 06/30/2016
to 08/31/2018	11,525,000	11,745,393	0.94%
1.750%, 10/31/2018	6,600,000	6,792,845	0.54%
2.000%, 11/15/2021	28,510,000	28,821,842	2.30%
2.125%, 08/15/2021	29,710,000	30,457,385	2.43%
2.250%, 07/31/2018	4,000,000	4,254,688	0.34%
2.750%, 02/28/2018	3,000,000	3,289,686	0.26%
OTHER SECURITIES		1,177,397	0.09%
		101,124,236
U.S. Treasury Strips, PO - 0.23%
2.906%, 11/15/2030	4,985,000	2,886,604	0.23%
Federal Home Loan Mortgage Corp. - 0.51%		6,451,582	0.51%
Federal National Mortgage Association - 22.00%
4.000%, TBA (C)	32,500,000	34,161,221	2.72%
4.000%, 09/01/2040
to 12/01/2041	34,470,071	36,366,326	2.90%
4.500%, TBA (C)	53,500,000	56,942,960	4.54%
4.500%, 06/01/2041	16,161,296	17,255,637	1.38%
5.000%, TBA (C)	14,000,000	15,126,866	1.21%
5.000%, 05/01/2018
to 04/01/2041	34,195,620	36,967,226	2.95%
5.500%, 02/01/2018
to 11/01/2039	32,952,019	35,892,431	2.86%
6.000%, 05/01/2035
to 07/01/2038	23,942,760	26,480,125	2.11%
6.500%, 02/01/2036
to 06/01/2039	12,044,421	13,435,295	1.07%
OTHER SECURITIES		3,371,860	0.26%
		275,999,947
Government National Mortgage Association - 1.19%
4.000%, TBA (C)	7,500,000	8,045,351	0.64%
5.000%, 04/15/2035	2,420,016	2,685,703	0.21%
5.500%, 03/15/2035	2,332,820	2,620,250	0.21%
OTHER SECURITIES		1,598,375	0.13%
		14,949,679
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $413,423,126)		$422,782,271

FOREIGN GOVERNMENT
OBLIGATIONS - 0.62%
Argentina - 0.20%		2,524,938	0.20%
Germany - 0.11%		1,442,872	0.11%
Japan - 0.07%		923,514	0.07%
Mexico - 0.13%		1,583,617	0.13%
Panama - 0.06%		722,700	0.06%
Peru - 0.01%		137,918	0.01%
United Kingdom - 0.04%		444,304	0.04%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $6,849,595)		$7,779,863

CORPORATE BONDS - 38.27%
Consumer Discretionary - 5.00%
Time Warner Cable, Inc.
6.750%, 07/01/2018	$2,990,000	3,550,311	0.28%
OTHER SECURITIES		59,256,191	4.72%
		62,806,502
Consumer Staples - 1.77%
Kroger Company
7.000%, 05/01/2018	2,105,000	2,582,879	0.21%
OTHER SECURITIES		19,576,683	1.56%
		22,159,562
Energy - 4.55%		57,086,085	4.55%
Financials - 13.96%
Bank of America Corp.
5.000%, 05/13/2021	3,500,000	3,186,764	0.25%
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	4,225,000	4,120,131	0.33%
Vornado Realty LP
4.250%, 04/01/2015	2,665,000	2,758,472	0.22%
OTHER SECURITIES		165,155,456	13.16%
		175,220,823
Health Care - 1.17%		14,688,692	1.17%
Industrials - 3.46%		43,425,438	3.46%
Information Technology - 0.21%		2,668,161	0.21%
Materials - 2.60%		32,621,462	2.60%
Telecommunication Services - 2.45%		30,715,532	2.45%
Utilities - 3.10%		38,874,270	3.10%
TOTAL CORPORATE BONDS (Cost $457,201,036)		$480,266,527

CAPITAL PREFERRED SECURITIES - 1.13%
Financials - 1.13%		14,115,946	1.13%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,962,040)		$14,115,946

CONVERTIBLE BONDS - 0.08%
Industrials - 0.05%		559,538	0.05%
Consumer Discretionary - 0.03%		413,600	0.03%
TOTAL CONVERTIBLE BONDS (Cost $775,463)		$973,138

MUNICIPAL BONDS - 0.68%
George Washington University
(District of Columbia)
5.095%, 09/15/2032 (P)	4,485,000	4,655,968	0.37%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,688,519	0.21%
OTHER SECURITIES		1,181,360	0.10%
TOTAL MUNICIPAL BONDS (Cost $7,603,593)		$8,525,847

The accompanying notes are an integral part of the financial statements.

24

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

TERM LOANS (M) - 0.23%
Consumer Discretionary - 0.19%		$2,371,966	0.19%
Financials - 0.04%		550,335	0.04%
TOTAL TERM LOANS (Cost $3,400,330)		$2,922,301

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.80%
Banc of America Large Loan, Inc.,
0.538%, 03/15/2022 (P)(S)	$4,081,912	3,995,376	0.32%
Citigroup Commercial
Mortgage Trust,
5.728%, 03/15/2049 (P)	2,414,000	2,701,746	0.22%
Commercial Mortgage Pass Through
Certificates,
5.814%, 12/10/2049 (P)	3,475,000	3,879,598	0.31%
Countrywide Home Loan Mortgage
Pass Through Trust,
2.616%, 07/20/2034 (P)	2,821,116	2,609,532	0.21%
Federal Home Loan Mortgage Corp.,
3.000%, 02/15/2040	5,588,295	5,793,768	0.46%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	2,998,544	3,094,559	0.25%
Federal National Mortgage
Association,
4.000%, 03/25/2039	3,285,557	3,470,215	0.28%
Federal National Mortgage
Association,
4.000%, 01/25/2041	4,099,919	4,371,991	0.35%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
1.624%, 07/15/2046 (S)	36,009,779	2,684,349	0.21%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.206%, 12/15/2044 (P)	5,990,000	6,627,246	0.53%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.420%, 01/15/2049	2,383,197	2,576,908	0.21%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.440%, 06/12/2047	2,990,000	3,205,406	0.26%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.447%, 05/15/2045	4,530,000	4,676,056	0.37%
LB-UBS Commercial
Mortgage Trust,
5.413%, 09/15/2039	2,805,000	2,827,319	0.23%
LB-UBS Commercial
Mortgage Trust,
5.430%, 02/15/2040	2,410,000	2,571,188	0.20%
Merrill Lynch,
5.906%, 06/12/2046 (P)	2,985,000	3,332,382	0.27%
Morgan Stanley Capital I,
5.364%, 03/15/2044	3,030,000	3,202,146	0.26%
Morgan Stanley Capital I,
5.466%, 03/12/2044 (P)	2,715,000	2,778,246	0.22%
Timberstar Trust,
5.668%, 10/15/2036 (S)	2,300,000	2,569,160	0.20%
OTHER SECURITIES		131,268,086	10.44%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $221,838,493)		$198,235,277
Asset Backed Securities 2.77%		34,807,493	2.77%
TOTAL ASSET BACKED
SECURITIES (Cost $50,706,805)		$34,807,493

COMMON STOCKS - 0.01%
Consumer Discretionary - 0.01%		56,058	0.01%
Financials - 0.00%		1,799	0.00%
TOTAL COMMON STOCKS (Cost $135,472)		$57,857

PREFERRED SECURITIES - 0.47%
Consumer Discretionary - 0.09%		1,094,119	0.09%
Consumer Staples - 0.15%		1,946,677	0.15%
Energy - 0.05%		627,965	0.05%
Financials - 0.18%		2,270,960	0.18%
TOTAL PREFERRED SECURITIES (Cost $6,759,426)		$5,939,721

SECURITIES LENDING COLLATERAL - 0.28%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	351,912	3,521,517	0.28%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,520,973)		$3,521,517

SHORT-TERM INVESTMENTS - 11.58%
Money Market Funds - 11.58%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	145,295,973	145,295,973	11.58%
TOTAL SHORT-TERM
INVESTMENTS (Cost $145,295,973)		$145,295,973
Total Investments (Active Bond Trust)
(Cost $1,332,472,325) - 105.61%		$1,325,223,731	105.61%
Other Assets And Liabilities, Net - (5.61%)		(70,341,862)	(5.61)%
TOTAL NET ASSETS - 100.00%		$1,254,881,869	100.00%

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 47.54%
U.S. Treasury Bond - 4.31%
3.750%, 08/15/2041	$219,570,000	$257,617,309	4.31%
U.S. Treasury Notes - 7.09%
1.000%, 08/31/2016	30,660,000	31,000,142	0.52%
1.500%, 07/31/2016	30,234,000	31,263,831	0.52%
2.000%, 11/15/2021	257,870,000	260,690,582	4.37%
2.250%, 11/30/2017
to 07/31/2018	94,194,000	100,358,076	1.68%
		423,312,631
U.S. Treasury Strips, PO - 0.40%
2.906%, 11/15/2030	40,870,000	23,666,100	0.40%
Federal Farm Credit Bank - 1.24%
2.625%, 04/17/2014	25,000,000	26,202,100	0.44%
OTHER SECURITIES		47,966,394	0.80%
		74,168,494
Federal Home Loan Bank - 0.68%
5.000%, 11/17/2017	33,755,000	40,530,439	0.68%
Federal Home Loan Mortgage Corp. - 4.75%
4.000%, 08/01/2025
to 09/01/2041	90,021,961	94,454,660	1.58%

The accompanying notes are an integral part of the financial statements.

25

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
4.500%, 02/01/2039
to 04/01/2040	$83,745,160	$89,903,988	1.51%
5.000%, 09/01/2040
to 03/01/2041	48,572,871	52,231,698	0.87%
OTHER SECURITIES		47,085,690	0.79%
		283,676,036
Federal National Mortgage Association - 26.11%
2.439%, 10/01/2035 (P)	86,994,520	92,134,939	1.54%
3.500%, 09/01/2025
to 12/01/2026	67,603,601	70,741,782	1.18%
4.000%, TBA (C)	77,000,000	80,884,481	1.35%
4.000%, 07/01/2024
to 01/01/2042	223,596,801	235,597,594	3.94%
4.500%, 08/01/2040
to 10/01/2041	187,314,048	199,728,732	3.34%
5.000%, 02/01/2033
to 12/01/2041	383,888,042	415,191,074	6.95%
5.500%, 02/01/2036
to 05/01/2040	125,011,491	136,094,864	2.28%
6.000%, 04/01/2035
to 06/01/2040	125,007,673	137,695,690	2.31%
6.500%, 07/01/2036
to 08/01/2039	137,713,671	153,555,909	2.57%
OTHER SECURITIES		38,189,085	0.65%
		1,559,814,150
Government National Mortgage Association - 1.81%
3.500%, 10/20/2039
to 11/20/2039 (P)	37,537,871	39,500,681	0.66%
4.000%, 10/15/2039
to 11/15/2041	62,933,756	67,627,715	1.13%
OTHER SECURITIES		982,661	0.02%
		108,111,057
Tennessee Valley Authority - 1.15%		68,573,158	1.15%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,795,929,764)		$2,839,469,374

FOREIGN GOVERNMENT
OBLIGATIONS - 0.14%
South Korea - 0.14%		8,467,567	0.14%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,319,706)		$8,467,567

CORPORATE BONDS - 39.92%
Consumer Discretionary - 3.84%
DIRECTV Holdings LLC
3.500%, 03/01/2016	21,705,000	22,380,525	0.37%
NBC Universal Media LLC
3.650%, 04/30/2015	19,900,000	21,007,117	0.35%
OTHER SECURITIES		186,036,390	3.12%
		229,424,032
Consumer Staples - 0.91%		54,521,205	0.91%
Energy - 3.56%
Enterprise Products Operating LLC
6.500%, 01/31/2019	24,830,000	28,905,795	0.48%
Kerr-McGee Corp.
6.950%, 07/01/2024	16,795,000	20,021,571	0.34%
Williams Partners LP
7.250%, 02/01/2017	16,450,000	19,519,488	0.33%
OTHER SECURITIES		143,858,874	2.41%
		212,305,728
Financials - 18.18%
Barclays Bank PLC
5.200%, 07/10/2014	19,665,000	20,273,455	0.34%
Citigroup, Inc.
6.125%, 11/21/2017	17,530,000	18,713,170	0.31%
Discover Financial Services
10.250%, 07/15/2019	14,460,000	17,621,318	0.30%
JPMorgan Chase & Company
6.000%, 01/15/2018	16,895,000	18,844,582	0.32%
Teachers Insurance & Annuity
Association of America
6.850%, 12/16/2039 (S)	17,430,000	22,328,719	0.37%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	24,065,000	22,358,888	0.37%
OTHER SECURITIES		965,885,661	16.17%
		1,086,025,793
Health Care - 1.22%
Amgen, Inc.
1.875%, 11/15/2014	19,730,000	19,988,147	0.33%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	16,150,000	18,819,514	0.32%
OTHER SECURITIES		34,134,956	0.57%
		72,942,617
Industrials - 3.07%		183,404,961	3.07%
Information Technology - 0.47%		28,264,296	0.47%
Materials - 3.52%
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	17,885,000	19,803,256	0.33%
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	14,220,000	19,353,719	0.32%
OTHER SECURITIES		170,736,289	2.87%
		209,893,264
Telecommunication Services - 2.61%		155,836,240	2.61%
Utilities - 2.54%
Commonwealth Edison Company
5.800%, 03/15/2018	15,749,000	18,588,056	0.31%
OTHER SECURITIES		133,371,018	2.23%
		151,959,074
TOTAL CORPORATE BONDS (Cost $2,362,970,275)		$2,384,577,210
Municipal Bonds 0.19%		11,457,038	0.19%
TOTAL MUNICIPAL BONDS (Cost $10,326,239)		$11,457,038

CAPITAL PREFERRED SECURITIES - 1.50%
Financials - 1.50%
PNC Preferred Funding Trust III
(8.700% to 03/15/2013, then
3 month LIBOR + 5.226%)
03/15/2013 (Q)(S)	17,680,000	17,968,714	0.30%
OTHER SECURITIES		71,655,181	1.20%
		89,623,895
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $93,231,261)		$89,623,895

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.97%
Federal Home Loan Mortgage Corp.,
2.250%, 07/15/2038	45,528,354	46,269,756	0.77%

The accompanying notes are an integral part of the financial statements.

26

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	$57,077,115	$58,904,758	0.99%
Federal Home Loan Mortgage Corp.,
4.500%, 01/15/2041	18,631,827	20,056,262	0.34%
Federal National Mortgage
Association,
4.000%, 05/25/2037	25,658,882	27,162,326	0.45%
Federal National Mortgage
Association,
4.000%, 09/25/2039	29,096,253	29,984,672	0.50%
Federal National Mortgage
Association,
4.000%, 02/25/2040	18,419,047	19,116,000	0.32%
Federal National Mortgage
Association,
4.000%, 05/25/2041	31,265,825	33,440,676	0.56%
Federal National Mortgage
Association,
4.700%, 12/25/2035	35,791,612	37,965,201	0.64%
Federal National Mortgage
Association,
4.750%, 02/25/2038	21,683,076	23,702,187	0.40%
Government National Mortgage
Association,
4.000%, 03/20/2039	26,241,281	28,616,119	0.48%
Government National Mortgage
Association,
4.000%, 07/16/2039	18,511,284	19,689,517	0.33%
OTHER SECURITIES		131,087,897	2.19%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $507,243,478)		$475,995,371
Asset Backed Securities 0.33%		19,553,607	0.33%
TOTAL ASSET BACKED
SECURITIES (Cost $20,012,460)		$19,553,607
Total Investments (Bond Trust)
(Cost $5,798,033,183) - 97.59%		$5,829,144,062	97.59%
Other Assets And Liabilities, Net - 2.41%		143,801,969	2.41%
TOTAL NET ASSETS - 100.00%		$5,972,946,031	100.00%

Bond PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 51.06%
U.S. Treasury Bond - 2.94%
3.750%, 08/15/2041	$2,785,000	$3,267,588	2.94%
U.S. Treasury Notes - 14.57%
0.875%, 11/30/2016	3,720,000	3,731,915	3.36%
1.000%, 08/31/2016
to 10/31/2016	7,750,000	7,832,697	7.05%
2.000%, 11/15/2021	4,570,000	4,619,987	4.16%
		16,184,599
U.S. Treasury Strips, PO - 0.05%		55,011	0.05%
Federal Home Loan Mortgage Corp. - 3.72%
2.697%, 11/01/2041 (P)	1,590,398	1,651,274	1.49%
4.000%, 06/01/2026	738,726	776,049	0.70%
5.500%, 10/01/2039	724,019	784,068	0.70%
6.500%, 12/01/2036	829,304	920,301	0.83%
		4,131,692
Federal National Mortgage Association - 28.97%
3.500%, 09/01/2025
to 09/01/2026	1,839,421	1,924,807	1.73%
3.896%, 02/01/2040 (P)	829,913	878,974	0.79%
4.000%, TBA (C)	5,500,000	5,777,463	5.20%
4.000%, 07/01/2024
to 12/01/2041	4,592,579	4,860,758	4.37%
4.500%, TBA (C)	1,250,000	1,330,443	1.20%
4.500%, 07/01/2025
to 08/01/2041	3,959,544	4,222,957	3.80%
5.000%, TBA (C)	1,000,000	1,080,490	0.97%
5.000%, 03/01/2040
to 07/01/2041	6,684,807	7,246,506	6.52%
5.500%, TBA (C)	550,000	598,903	0.54%
5.500%, 11/01/2038
to 01/01/2039	757,669	823,823	0.74%
6.000%, 05/01/2037
to 06/01/2040	1,996,591	2,195,308	1.98%
6.500%, 10/01/2037	1,127,670	1,253,343	1.13%
		32,193,775
Government National Mortgage Association - 0.81%
4.000%, 05/15/2041	841,415	903,945	0.81%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $56,322,184)		$56,736,610

CORPORATE BONDS - 35.77%
Consumer Discretionary - 3.28%
CBS Corp.
7.875%, 07/30/2030	265,000	336,662	0.30%
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	380,000	387,626	0.35%
NBC Universal Media LLC
3.650%, 04/30/2015	370,000	390,585	0.35%
OTHER SECURITIES		2,529,859	2.28%
		3,644,732
Consumer Staples - 1.15%
The Kroger Company
6.400%, 08/15/2017	250,000	297,403	0.27%
OTHER SECURITIES		982,940	0.88%
		1,280,343
Energy - 3.48%
DCP Midstream LLC
9.750%, 03/15/2019 (S)	250,000	325,808	0.29%
Enterprise Products Operating LLC
6.500%, 01/31/2019	415,000	483,121	0.43%
Kerr-McGee Corp.
6.950%, 07/01/2024	325,000	387,437	0.35%
Williams Partners LP
7.250%, 02/01/2017	325,000	385,643	0.35%
OTHER SECURITIES		2,285,657	2.06%
		3,867,666
Financials - 16.48%
American Express Company
7.000%, 03/19/2018	250,000	302,026	0.27%
Barclays Bank PLC
5.200%, 07/10/2014	375,000	386,603	0.35%
Capital One Financial Corp.
6.250%, 11/15/2013	320,000	341,449	0.31%

The accompanying notes are an integral part of the financial statements.

27

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc.
6.125%, 11/21/2017	$325,000	$346,936	0.31%
JPMorgan Chase & Company
4.250%, 10/15/2020	345,000	347,296	0.31%
Teachers Insurance & Annuity
Association of America
6.850%, 12/16/2039 (S)	305,000	390,721	0.35%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	415,000	385,578	0.35%
Wachovia Corp.
5.250%, 08/01/2014	320,000	337,568	0.30%
OTHER SECURITIES		15,472,452	13.93%
		18,310,629
Health Care - 0.95%
Amgen, Inc.
1.875%, 11/15/2014	390,000	395,103	0.36%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	290,000	337,936	0.30%
OTHER SECURITIES		319,853	0.29%
		1,052,892
Industrials - 1.93%		2,151,150	1.93%
Information Technology - 0.45%		505,249	0.45%
Materials - 3.47%
ArcelorMittal
9.850%, 06/01/2019	275,000	305,778	0.28%
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	355,000	393,076	0.35%
International Paper Company
7.950%, 06/15/2018	250,000	304,228	0.27%
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	220,000	299,425	0.27%
OTHER SECURITIES		2,550,309	2.30%
		3,852,816
Telecommunication Services - 2.34%		2,599,635	2.34%
Utilities - 2.24%
Commonwealth Edison Company
5.800%, 03/15/2018	290,000	342,278	0.31%
Duke Energy Corp.
6.300%, 02/01/2014	350,000	386,188	0.35%
OTHER SECURITIES		1,758,358	1.58%
		2,486,824
TOTAL CORPORATE BONDS (Cost $40,139,640)		$39,751,936

CAPITAL PREFERRED SECURITIES - 1.11%
Financials - 1.11%		1,237,888	1.11%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,266,133)		$1,237,888
Municipal Bonds 0.26%		284,427	0.26%
TOTAL MUNICIPAL BONDS (Cost $278,013)		$284,427

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.61%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	1,347,100	1,390,235	1.25%
Federal Home Loan Mortgage Corp.,
3.500%, 11/15/2031	2,345,000	361,968	0.33%
Federal Home Loan Mortgage Corp.,
4.000%, 02/15/2041	2,944,584	3,177,892	2.86%
Federal Home Loan Mortgage Corp.,
4.500%, 01/15/2041	495,527	533,411	0.48%
Federal National Mortgage
Association,
4.000%, 05/25/2037	717,058	759,073	0.68%
OTHER SECURITIES		1,118,734	1.01%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,420,399)		$7,341,313
Asset Backed Securities 0.22%		247,128	0.22%
TOTAL ASSET BACKED
SECURITIES (Cost $245,141)		$247,128
Total Investments (Bond PS Series)
(Cost $105,671,510) - 95.03%		$105,599,302	95.03%
Other Assets And Liabilities, Net - 4.97%		5,525,491	4.97%
TOTAL NET ASSETS - 100.00%		$111,124,793	100.00%

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 64.49%
U.S. Treasury Bonds - 4.23%
3.750%, 08/15/2041 (L)	$11,529,000	$13,526,757	0.80%
4.250%, 11/15/2040	15,612,000	19,866,270	1.17%
4.375%, 05/15/2041	13,118,000	17,053,400	1.01%
4.500%, 02/15/2036	12,738,000	16,654,935	0.98%
OTHER SECURITIES		4,421,688	0.27%
		71,523,050
U.S. Treasury Notes - 17.63%
0.125%, 12/31/2013	31,801,000	31,726,458	1.88%
0.250%, 10/31/2013
to 12/15/2014	14,098,000	14,078,497	0.83%
0.875%, 12/31/2016	73,276,000	73,424,824	4.34%
1.000%, 08/31/2016
to 10/31/2016	119,584,000	120,842,248	7.15%
2.000%, 11/15/2021	10,824,000	10,942,393	0.65%
2.125%, 08/15/2021 (L)	27,630,000	28,325,060	1.67%
3.250%, 03/31/2017	7,924,000	8,874,880	0.52%
OTHER SECURITIES		9,929,574	0.59%
		298,143,934
Federal Home Loan Mortgage Corp. - 10.29%
3.000%, TBA (C)	13,600,000	13,991,770	0.83%
3.500%, TBA (C)	33,500,000	34,865,333	2.06%
4.000%, TBA (C)	12,200,000	12,759,706	0.75%
4.500%, 08/01/2041
to 10/01/2041	19,133,477	20,470,771	1.21%
5.000%, 03/01/2041
to 08/01/2041	28,815,633	31,338,247	1.85%
5.500%, 10/01/2039
to 12/15/2039	15,288,200	16,570,954	0.98%
6.000%, 03/01/2034
to 10/01/2038	9,874,313	10,949,055	0.65%
OTHER SECURITIES		33,019,177	1.96%
		173,965,013
Federal National Mortgage Association - 26.02%
3.500%, TBA (C)	54,800,000	56,328,531	3.33%
3.500%, 12/01/2031
to 01/01/2032	38,545,604	40,037,023	2.37%

The accompanying notes are an integral part of the financial statements.

28

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.000%, TBA (C)	$9,200,000	$9,663,565	0.57%
4.000%, 10/01/2033
to 05/01/2037	14,355,416	15,136,569	0.90%
4.500%, 07/01/2041
to 10/01/2041	17,223,890	18,481,258	1.09%
5.000%, TBA (C)	9,600,000	10,352,458	0.61%
5.000%, 03/01/2041
to 09/01/2041	62,417,049	68,337,116	4.04%
5.500%, 09/01/2034
to 08/01/2040	21,820,717	23,860,295	1.41%
6.000%, 03/01/2034
to 10/01/2038	155,247,628	172,610,446	10.21%
OTHER SECURITIES		25,248,210	1.49%
		440,055,471
Government National Mortgage Association - 6.32%
3.000%, 07/20/2041
to 12/20/2041 (P)	6,500,819	6,784,909	0.40%
3.500%, TBA (C)	58,000,000	60,265,055	3.56%
3.500%, 05/20/2041
to 10/20/2041 (P)	21,728,870	22,904,192	1.35%
6.000%, 01/15/2040	10,961,410	12,413,384	0.73%
OTHER SECURITIES		4,547,206	0.28%
		106,914,746
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,072,045,129)		$1,090,602,214

FOREIGN GOVERNMENT
OBLIGATIONS - 1.49%
Canada - 0.16%		2,710,838	0.16%
Chile - 0.14%		2,332,425	0.14%
Mexico - 0.10%		1,731,690	0.10%
Poland - 0.19%		3,200,925	0.19%
Qatar - 0.31%		5,209,631	0.31%
South Korea - 0.28%		4,672,857	0.28%
Sweden - 0.31%		5,326,615	0.31%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $24,649,113)		$25,184,981

CORPORATE BONDS - 17.46%
Consumer Discretionary - 1.48%		24,963,460	1.48%
Consumer Staples - 1.10%		18,642,223	1.10%
Energy - 2.23%		37,804,024	2.23%
Financials - 7.46%		126,140,154	7.46%
Health Care - 1.00%		16,855,436	1.00%
Industrials - 0.42%		7,101,170	0.42%
Information Technology - 0.24%		4,037,960	0.24%
Materials - 0.48%		8,044,938	0.48%
Telecommunication Services - 1.26%		21,315,033	1.26%
Utilities - 1.79%		30,284,778	1.79%
TOTAL CORPORATE BONDS (Cost $287,611,174)		$295,189,176
Municipal Bonds 1.08%		18,284,590	1.08%
TOTAL MUNICIPAL BONDS (Cost $15,062,574)		$18,284,590

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.16%
Extended Stay America Trust,
2.951%, 11/05/2027 (S)	7,223,385	7,238,084	0.43%
Federal Home Loan Mortgage Corp.,
4.000%, 12/15/2036	10,656,526	11,213,312	0.66%
Federal Home Loan Mortgage Corp.,
6.500%, 04/15/2039	7,671,717	8,528,960	0.50%
Federal National Mortgage
Association,
4.000%, 06/25/2041	11,473,397	11,990,690	0.71%
Federal National Mortgage
Association,
4.332%, 03/25/2020 (P)	10,746,000	11,985,801	0.71%
Federal National Mortgage
Association,
4.500%, 06/25/2040	7,360,070	7,842,803	0.46%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.336%, 05/15/2047	6,631,000	7,033,687	0.42%
OTHER SECURITIES		207,428,026	12.27%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $269,043,907)		$273,261,363

ASSET BACKED SECURITIES - 8.61%
Citibank Omni Master Trust,
3.028%, 08/15/2018 (P)(S)	12,113,000	12,706,615	0.75%
GE Capital Credit Card Master
Note Trust,
3.690%, 07/15/2015	7,014,000	7,124,583	0.42%
Goal Capital Funding Trust,
0.626%, 11/25/2026 (P)	7,463,000	7,044,359	0.42%
Nelnet Student Loan Trust,
0.498%, 10/26/2026 (P)	7,011,000	6,858,800	0.41%
SLM Student Loan Trust,
0.528%, 07/27/2026 (P)	8,462,000	8,152,554	0.48%
SLM Student Loan Trust,
0.628%, 04/25/2023 (P)	7,206,000	6,968,164	0.41%
SLM Student Loan Trust,
1.659%, 12/15/2023 (P)(S)	7,747,000	7,748,280	0.46%
OTHER SECURITIES		89,023,504	5.26%
TOTAL ASSET BACKED
SECURITIES (Cost $146,063,477)		$145,626,859

SECURITIES LENDING COLLATERAL - 0.93%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,568,982	15,700,493	0.93%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,698,251)		$15,700,493

SHORT-TERM INVESTMENTS - 8.74%
Money Market Funds - 8.74%
State Street Institutional Liquid
Reserves Fund, 0.1568% (Y)	147,882,676	147,882,676
TOTAL SHORT-TERM
INVESTMENTS (Cost $147,882,676)		$147,882,676
Total Investments (Core Bond Trust)
(Cost $1,978,056,301) - 118.96%		$2,011,732,352	118.96%
Other Assets And Liabilities, Net - (18.96%)		(320,574,410)	(18.96)%
TOTAL NET ASSETS - 100.00%		$1,691,157,942	100.00%

The accompanying notes are an integral part of the financial statements.

29

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SALE COMMITMENTS OUTSTANDING - (4.37)%
Federal National Mortgage Association - (4.19)%
4.000%, TBA (C)	(12,800,000)	$(13,445,732)	(0.79)%
4.000%, TBA (C)	(6,600,000)	(6,914,651)	(0.41)%
5.000%, TBA (C)	(38,300,000)	(41,301,992)	(2.44)%
3.500%, TBA (C)	(9,000,000)	(9,258,442)	(0.55)%
		(70,920,817)
Federal Home Loan Mortgage Corp. - (0.18)%		(2,968,380)	(0.18)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(73,193,508))		$(73,889,197)

Global Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 38.21%
U.S. Treasury Bonds - 3.12%
3.125%, 11/15/2041		$5,500,000	$5,747,500	0.60%
3.750%, 08/15/2041		6,100,000	7,157,014	0.75%
3.875%, 08/15/2040 (D) (F)		9,900,000	11,841,331	1.23%
OTHER SECURITIES			5,220,471	0.54%
			29,966,316
Federal Home Loan Mortgage Corp. - 2.13%
4.000%, TBA (C)		19,000,000	19,925,853	2.08%
OTHER SECURITIES			537,576	0.05%
			20,463,429
Federal National Mortgage Association - 32.94%
3.500%, TBA (C)		64,000,000	65,837,811	6.86%
4.000%, TBA (C)		172,000,000	180,616,007	18.83%
4.500%, TBA (C)		63,000,000	67,054,327	6.99%
OTHER SECURITIES			2,526,372	0.26%
			316,034,517
Government National Mortgage Association - 0.02%			181,338	0.02%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $361,862,756)			$366,645,600

FOREIGN GOVERNMENT
OBLIGATIONS - 27.74%
Canada - 1.54%			14,804,888	1.54%
France - 0.92%
Societe Financement de
l’Economie Francaise
2.250%, 06/11/2012		$8,800,000	8,834,135	0.92%
			8,834,135
Germany - 7.14%
Federal Republic of Germany
2.500%, 02/27/2015	EUR	10,700,000	14,747,246	1.54%
Federal Republic of Germany
5.500%, 01/04/2031		8,200,000	15,362,105	1.60%
Federal Republic of Germany
5.625%, 01/04/2028		3,900,000	7,182,702	0.75%
Federal Republic of Germany
6.500%, 07/04/2027		13,600,000	27,022,116	2.82%
OTHER SECURITIES			4,166,438	0.43%
			68,480,607
Japan - 2.21%
Government of Japan
0.200%, 02/15/2012	JPY	1,630,000,000	21,179,030	2.21%
			21,179,030
Mexico - 1.46%
Government of Mexico
6.250%, 06/16/2016	MXN	105,500,000	7,781,168	0.81%
OTHER SECURITIES			6,225,291	0.65%
			14,006,459
New Zealand - 3.09%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	21,600,000	18,349,677	1.91%
Dominion of New Zealand
6.000%, 05/15/2021		11,100,000	10,118,841	1.05%
OTHER SECURITIES			1,150,087	0.13%
			29,618,605
Norway - 0.55%			5,253,024	0.55%
Spain - 1.72%
Kingdom of Spain
3.154%, 03/25/2014 (P)	EUR	11,000,000	13,306,070	1.39%
OTHER SECURITIES			3,238,176	0.33%
			16,544,246
United Kingdom - 9.11%
Government of United Kingdom
3.750%, 09/07/2019
to 09/07/2021	GBP	6,900,000	12,386,323	1.29%
Government of United Kingdom
4.250%, 12/07/2027
to 12/07/2046		11,800,000	22,516,100	2.35%
Government of United Kingdom
4.250%, 12/07/2040 (C)		12,200,000	23,323,265	2.43%
Government of United Kingdom
4.500%, 09/07/2034		2,900,000	5,691,776	0.59%
Government of United Kingdom
4.750%, 12/07/2030
to 12/07/2038		10,300,000	20,846,557	2.17%
OTHER SECURITIES			2,634,200	0.28%
			87,398,221
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $259,798,863)			$266,119,215

CORPORATE BONDS - 43.32%
Australia - 3.24%
Commonwealth Bank of
Australia
0.814%, 07/12/2013 (P) (S)		$7,900,000	7,896,295	0.82%
Commonwealth Bank of
Australia
1.074%, 06/25/2014 (P) (S)		9,800,000	9,850,989	1.03%
ING Bank Australia, Ltd.
5.150%, 06/24/2014 (P)	AUD	10,000,000	10,334,486	1.08%
OTHER SECURITIES			2,969,422	0.31%
			31,051,192
Belgium - 0.97%			9,297,871	0.97%
Canada - 1.04%
Honda Canada Finance, Inc.,
Series E
1.461%, 03/26/2012 (P)	CAD	10,200,000	9,998,553	1.04%
			9,998,553

The accompanying notes are an integral part of the financial statements.

30

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

CORPORATE BONDS (continued)
Denmark - 0.02%			$243,090	0.02%
France - 6.97%
Cie de Financement Foncier
1.625%, 07/23/2012 (S)		$7,200,000	7,198,999	0.75%
Cie de Financement Foncier
2.000%, 02/17/2012	EUR	6,800,000	8,801,079	0.92%
Dexia Credit Local SA
0.644%, 01/12/2012 (P) (S)		$8,000,000	7,998,752	0.83%
Dexia Credit Local SA
2.750%, 01/10/2014 (S)		15,500,000	14,364,486	1.50%
OTHER SECURITIES			28,487,267	2.97%
			66,850,583
Germany - 6.55%
FMS Wertmanagement
2.375%, 12/15/2014	EUR	11,900,000	15,802,914	1.65%
Kreditanstalt fuer Wiederaufbau
1.250%, 06/17/2013		7,700,000	10,028,512	1.05%
Kreditanstalt fuer Wiederaufbau
2.000%, 09/07/2016		4,700,000	6,192,300	0.65%
Kreditanstalt fuer Wiederaufbau
6.250%, 05/19/2021	AUD	10,900,000	11,562,323	1.21%
OTHER SECURITIES			19,226,026	1.99%
			62,812,075
Ireland - 0.36%			3,429,849	0.36%
Italy - 0.42%			4,050,052	0.42%
Jersey, C.I. - 0.39%			3,785,564	0.39%
Luxembourg - 0.44%			4,232,772	0.44%
Netherlands - 3.49%
Fortis Bank Nederland
Holding NV
3.375%, 05/19/2014	EUR	5,900,000	8,009,115	0.83%
OTHER SECURITIES			25,451,481	2.66%
			33,460,596
Norway - 0.50%			4,824,024	0.50%
Singapore - 0.07%			664,670	0.07%
South Korea - 0.25%			2,402,569	0.25%
Spain - 0.87%
Instituto de Credito Oficial
4.500%, 07/08/2014		6,400,000	8,343,272	0.87%
			8,343,272
Sweden - 0.25%			2,427,820	0.25%
United Kingdom - 7.03%
Nationwide Building Society
2.875%, 09/14/2015		4,700,000	6,092,296	0.64%
The Royal Bank of
Scotland PLC
0.783%, 03/30/2012 (P) (S)		11,100,000	11,098,146	1.16%
OTHER SECURITIES			50,231,197	5.23%
			67,421,639
United States - 10.46%
American International
Group, Inc. (8.000% to
05/22/2018, then 3 month
EURIBOR + 4.450%)
05/22/2038 (S)		5,600,000	5,798,242	0.60%
BA Covered Bond Issuer
4.125%, 04/05/2012		6,700,000	8,697,735	0.91%
OTHER SECURITIES			85,837,645	8.95%
			100,333,622
TOTAL CORPORATE BONDS (Cost $431,202,152)			$415,629,813

MUNICIPAL BONDS - 3.39%
California - 1.53%			14,694,175	1.53%
Georgia - 0.07%			715,449	0.07%
Illinois - 0.02%			239,536	0.02%
Iowa - 0.04%			386,014	0.04%
New York - 0.41%			3,892,574	0.41%
Ohio - 1.02%
American Municipal
Power, Inc. (Ohio)		$4,100,000	5,750,865	0.60%
OTHER SECURITIES			4,004,732	0.42%
			9,755,597
Puerto Rico - 0.01%			55,560	0.01%
Texas - 0.29%			2,752,741	0.29%
TOTAL MUNICIPAL BONDS (Cost $30,181,366)			$32,491,646

CAPITAL PREFERRED SECURITIES - 0.29%
United States - 0.02%			171,040	0.02%
Cayman Islands - 0.27%			2,618,954	0.27%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,586,050)			$2,789,994

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.73%
Citigroup/Deutsche Bank
Commercial Mortgage Trust,
Series 2007-CD4, Class A4
5.322%, 12/11/2049		5,600,000	5,940,945	0.62%
Holmes Master Issuer PLC,
Series 2010-1A, Class A3
2.972%, 10/15/2054 (P) (S)	EUR	4,500,000	5,815,589	0.61%
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.711%, 12/15/2049 (P)	GBP	8,539,099	10,413,824	1.09%
NCUA Guaranteed Notes,
Series 2010-R2, Class 1A
0.644%, 11/06/2017 (P)		$11,516,210	11,516,210	1.20%
OTHER SECURITIES			98,093,366	10.21%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $149,548,526)			$131,779,934
Asset Backed Securities 2.90%			27,778,740	2.90%
TOTAL ASSET BACKED
SECURITIES (Cost $28,914,861)			$27,778,740

TERM LOANS - 0.61%
Germany - 0.29%			2,829,880	0.29%
United States - 0.32%			3,034,063	0.32%
TOTAL TERM LOANS (Cost $6,387,588)			$5,863,943

PREFERRED SECURITIES - 0.22%
United States - 0.22%			2,145,472	0.22%
TOTAL PREFERRED SECURITIES (Cost $2,611,850)			$2,145,472

The accompanying notes are an integral part of the financial statements.

31

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

OPTIONS PURCHASED - 0.02%
Call Options - 0.00%			$50	0.00%
Put Options - 0.02%			157,261	0.02%
TOTAL OPTIONS PURCHASED (Cost $466,897)			$157,311

SHORT-TERM INVESTMENTS - 5.13%
Repurchase Agreement - 1.70%
Citigroup Tri-Party Repurchase
Agreement dated 12/30/2011
at 0.070% to be repurchased
at $7,100,055 on 01/03/2012,
collateralized by $7,195,000
Federal National Mortgage
Association, 3.200% due
10/29/2020 (valued at
$7,206,188,
including interest)		$7,100,000	7,100,000	0.74%
JPMorgan Chase & Company
Tri-Party Repurchase
Agreement dated 12/30/2011
at 0.070% to be repurchased
at $9,200,072 on 01/03/2012,
collateralized by $9,375,000
Federal National Mortgage
Association, 0.870% due
09/12/2014 (valued at
$9,354,900,
including interest)		9,200,000	9,200,000	0.96%
			16,300,000
U.S. Government - 1.67%
U.S. Treasury Bill
0.040%, 05/17/2012 (D) (F) *		5,900,000	5,899,102	0.61%
U.S. Treasury Bill
0.183%, 06/28/2012 *		6,600,000	6,598,291	0.69%
OTHER SECURITIES			3,520,595	0.37%
			16,017,988
Foreign Government - 1.76%
Japan Treasury Discount Bill
0.007%, 02/27/2012 *	JPY	1,300,000,000	16,887,299	1.76%
			16,887,299
TOTAL SHORT-TERM
INVESTMENTS (Cost $49,200,942)			$49,205,287
Total Investments (Global Bond Trust)
(Cost $1,321,761,851) - 135.56%			$1,300,606,955	135.56%
Other Assets And Liabilities, Net - (35.56%)			(341,187,600)	(35.56)%
TOTAL NET ASSETS - 100.00%			$959,419,355	100.00%

High Yield Trust
		Shares or		% of
		Principal		Net
		Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 3.01%
Argentina - 1.17%			$2,778,556	1.17%
Brazil - 0.58%
Federative Republic of Brazil
10.000%, 01/01/2014
to 01/01/2017	BRL	2,638,000	1,371,554	0.58%
			1,371,554
Indonesia - 0.69%			1,650,843	0.69%
Venezuela - 0.57%
Republic of Venezuela
5.750%, 02/26/2016		$1,621,000	1,268,433	0.53%
OTHER SECURITIES			94,285	0.04%
			1,362,718
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $7,185,554)			$7,163,671

CORPORATE BONDS - 74.15%
Consumer Discretionary - 16.79%
Bankrate, Inc.
11.750%, 07/15/2015		1,823,000	2,080,499	0.87%
Inn of The Mountain Gods
Resort & Casino
8.750%, 11/30/2020 (S)		3,034,000	2,927,810	1.23%
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)		1,500,000	1,470,000	0.62%
Mohegan Tribal Gaming
Authority
8.000%, 04/01/2012		2,600,000	1,742,000	0.73%
NCL Corp., Ltd.
11.750%, 11/15/2016		1,670,000	1,920,500	0.81%
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)		1,550,000	1,290,375	0.54%
OTHER SECURITIES			28,511,202	11.99%
			39,942,386
Consumer Staples - 2.83%
Alliance One International, Inc.
10.000%, 07/15/2016		1,480,000	1,332,000	0.56%
Hypermarcas SA
6.500%, 04/20/2021 (S)		1,350,000	1,198,125	0.50%
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)		2,190,000	2,217,375	0.93%
OTHER SECURITIES			1,974,610	0.84%
			6,722,110
Energy - 14.03%
Astoria Depositor Corp.,
Series B
8.144%, 05/01/2021 (S)		1,460,000	1,284,800	0.54%
Corral Petroleum Holdings AB,
PIK
15.000%, 12/31/2017 (S)		1,901,282	1,470,457	0.62%
Energy Future Intermediate
Holding Company LLC
10.000%, 12/01/2020		2,443,000	2,577,365	1.08%
Enterprise Products
Operating LLC (7.034% to
01/15/2018, then higher of
7.034% or 3 month
LIBOR + 2.680%)
01/15/2068		1,195,000	1,242,800	0.52%
Exco Resources, Inc.
7.500%, 09/15/2018		1,410,000	1,332,450	0.56%
Hercules Offshore, Inc.
10.500%, 10/15/2017 (S)		2,065,000	2,008,213	0.84%
Offshore Group Investments, Ltd.
11.500%, 08/01/2015		1,530,000	1,654,313	0.70%
Pan American Energy LLC
7.875%, 05/07/2021		1,290,000	1,296,450	0.54%
Quicksilver Resources, Inc.
11.750%, 01/01/2016		1,780,000	2,020,300	0.85%

The accompanying notes are an integral part of the financial statements.

32

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Energy (continued)
OTHER SECURITIES		$18,476,135	7.78%
		33,363,283
Financials - 4.13%
Bank of America Corp.
6.500%, 08/01/2016	$3,990,000	4,018,995	1.69%
International Lease
Finance Corp.
8.625%, 01/15/2022	1,440,000	1,456,230	0.61%
Rabobank Nederland NV
(11.000% to 06/30/2019, then
3 month LIBOR + 10.868%)
06/30/2019 (Q)(S)	1,070,000	1,251,900	0.53%
OTHER SECURITIES		3,095,509	1.30%
		9,822,634
Health Care - 4.68%
Biomet, Inc., PIK
10.375%, 10/15/2017	1,510,000	1,634,575	0.69%
CRC Health Corp.
10.750%, 02/01/2016	2,020,000	1,919,000	0.81%
OTHER SECURITIES		7,581,091	3.18%
		11,134,666
Industrials - 11.50%
Continental Airlines 2007-1
Class C Pass Through Trust
7.339%, 04/19/2014	1,766,938	1,722,765	0.72%
Florida East Coast
Holdings Corp., PIK
10.500%, 08/01/2017	1,874,375	1,466,698	0.62%
International Lease
Finance Corp.
8.250%, 12/15/2020	1,940,000	1,959,400	0.82%
Kratos Defense & Security
Solutions, Inc.
10.000%, 06/01/2017	1,180,000	1,209,500	0.51%
RailAmerica, Inc.
9.250%, 07/01/2017	2,456,000	2,683,180	1.13%
RSC Equipment Rental Inc.
10.000%, 07/15/2017 (S)	1,160,000	1,351,400	0.57%
Syncreon Global Ireland Ltd.
9.500%, 05/01/2018 (S)	1,560,000	1,439,100	0.60%
OTHER SECURITIES		15,513,088	6.53%
		27,345,131
Information Technology - 1.38%		3,294,240	1.38%
Materials - 6.91%
Appleton Papers, Inc.
11.250%, 12/15/2015	1,375,000	1,237,500	0.52%
FMG Resources
August 2006 Pty, Ltd.
8.250%, 11/01/2019 (S)	1,490,000	1,516,075	0.64%
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)	2,340,000	1,708,200	0.72%
Ryerson Holding Corp.
zero coupon 02/01/2015 (Z)	3,550,000	1,579,750	0.66%
OTHER SECURITIES		10,400,526	4.37%
		16,442,051
Telecommunication Services - 8.60%
Sprint Capital Corp.
8.750%, 03/15/2032	3,005,000	2,430,294	1.02%
TW Telecom Holdings, Inc.
8.000%, 03/01/2018	1,500,000	1,597,500	0.67%
Vimpel Communications
8.250%, 05/23/2016	1,247,000	1,240,765	0.52%
Wind Acquisition Holdings
Finance SA, PIK
12.250%, 07/15/2017 (S)	2,408,759	1,764,416	0.74%
OTHER SECURITIES		13,426,564	5.65%
		20,459,539
Utilities - 3.30%
Mirant Mid Atlantic LLC
10.060%, 12/30/2028	2,552,651	2,641,994	1.11%
OTHER SECURITIES		5,214,625	2.19%
		7,856,619
TOTAL CORPORATE BONDS (Cost $193,160,551)		$176,382,659

CAPITAL PREFERRED SECURITIES - 1.35%
Financials - 1.35%
Santander Finance Preferred SA
Unipersonal (10.500% until
09/29/2014, then 3 month
LIBOR + 7.673%)
09/29/2014 (Q)	2,490,000	2,441,062	1.03%
OTHER SECURITIES		775,822	0.32%
		3,216,884
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,515,153)		$3,216,884

CONVERTIBLE BONDS - 1.14%
Financials - 0.66%
Realogy Corp.
11.000%, 04/15/2018 (S)	2,690,000	1,560,200	0.66%
Industrials - 0.33%		787,140	0.33%
Materials - 0.15%		367,138	0.15%
TOTAL CONVERTIBLE BONDS (Cost $3,602,087)		$2,714,478

TERM LOANS (M) - 2.74%
Consumer Discretionary - 0.41%		971,788	0.41%
Financials - 0.42%		998,750	0.42%
Health Care - 0.13%		310,642	0.13%
Industrials - 0.07%		175,747	0.07%
Information Technology - 0.20%		469,530	0.20%
Telecommunication Services - 1.51%
Vodafone Group PLC
6.875%, 08/11/2015	2,718,628	2,705,035	1.14%
OTHER SECURITIES		877,800	0.37%
		3,582,835
TOTAL TERM LOANS (Cost $10,503,796)		$6,509,292

COMMON STOCKS - 3.73%
Consumer Discretionary - 1.95%
Charter
Communications, Inc.,
Class A (I)	58,972	3,357,866	1.41%
OTHER SECURITIES		1,276,544	0.54%
		4,634,410
Energy - 0.01%		16,809	0.01%
Financials - 0.63%
KCAD Holdings I, Ltd. (I)	141,168,822	1,496,390	0.63%

The accompanying notes are an integral part of the financial statements.

33

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials - 0.69%
DeepOcean Group Holdings AS	83,286	$1,332,576	0.56%
OTHER SECURITIES		315,677	0.13%
		1,648,253
Materials - 0.44%		1,061,513	0.44%
Telecommunication Services - 0.01%		23,289	0.01%
TOTAL COMMON STOCKS (Cost $10,024,951)		$8,880,664

PREFERRED SECURITIES - 2.04%
Consumer Discretionary - 0.02%		37,980	0.02%
Financials - 2.02%
Citigroup Capital XII (8.500% to
03/30/2015, then 3 month
LIBOR + 5.870%)
03/30/2040	58,275	1,466,189	0.62%
GMAC Capital Trust I (8.125%
to 02/15/2016, then 3 month
LIBOR + 5.785%)
02/15/2040	130,600	2,525,804	1.06%
OTHER SECURITIES		815,027	0.34%
		4,807,020
TOTAL PREFERRED SECURITIES (Cost $5,671,857)		$4,845,000
Warrants 0.40%		956,911	0.40%
TOTAL WARRANTS (Cost $1,227,917)		$956,911

SHORT-TERM INVESTMENTS - 5.11%
Repurchase Agreement - 5.04%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.005% to be
repurchased at $12,000,007 on
01/03/2011, collateralized by
$12,120,000 U.S. Treasury
Notes, 0.625% due 07/15/2014
(valued at $12,240,000,
including interest)	$12,000,000	$12,000,000	5.04%
U.S. Government & Agency
Obligations 0.07%		154,996	0.07%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,154,996)		$12,154,996
Total Investments (High Yield Trust)
(Cost $247,046,862) - 93.67%		$222,824,555	93.67%
Other Assets And Liabilities, Net - 6.33%		15,063,371	6.33%
TOTAL NET ASSETS - 100.00%		$237,887,926	100.00%

Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS - 44.59%
Consumer Discretionary - 6.31%
CCH II LLC
13.500%, 11/30/2016	$4,766,957	$5,505,835	1.36%
CSC Holdings LLC
6.750%, 11/15/2021 (S)	3,000,000	3,157,500	0.78%
OTHER SECURITIES		16,912,599	4.17%
		25,575,934
Consumer Staples - 1.48%		5,998,500	1.48%
Energy - 6.92%
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)	3,000,000	3,030,000	0.75%
Western Refining, Inc.
11.250%, 06/15/2017 (S)	2,500,000	2,843,750	0.70%
OTHER SECURITIES		22,158,750	5.47%
		28,032,500
Financials - 9.05%
CIT Group, Inc.
7.000%, 05/04/2015
to 05/02/2017 (S)	17,200,000	17,194,000	4.24%
JPMorgan Chase & Company
(7.900% to 04/30/2018, then
3 month LIBOR + 3.470%)
04/30/2018 (Q)	7,500,000	7,985,175	1.97%
UBS AG
8.000%, 09/14/2012 (S)	5,000,000	3,007,615	0.74%
OTHER SECURITIES		8,481,380	2.10%
		36,668,170
Health Care - 5.16%
HCA, Inc.
6.500%, 02/15/2016
to 02/15/2020	3,500,000	3,581,750	0.88%
HCA, Inc.
8.000%, 10/01/2018	3,000,000	3,172,500	0.78%
Tenet Healthcare Corp.
9.250%, 02/01/2015	3,500,000	3,679,375	0.91%
Tenet Healthcare Corp.
10.000%, 05/01/2018	3,250,000	3,713,125	0.92%
OTHER SECURITIES		6,758,760	1.67%
		20,905,510
Industrials - 3.18%
Terex Corp.
8.000%, 11/15/2017	3,000,000	2,940,000	0.73%
OTHER SECURITIES		9,962,000	2.45%
		12,902,000
Information Technology - 5.33%
First Data Corp.
12.625%, 01/15/2021	3,050,000	2,653,500	0.65%
Freescale Semiconductor, Inc.
10.125%, 12/15/2016	3,250,000	3,420,625	0.84%
SunGard Data Systems, Inc.
10.625%, 05/15/2015	2,500,000	2,662,500	0.66%
OTHER SECURITIES		12,837,980	3.18%
		21,574,605
Materials - 2.13%		8,629,854	2.13%
Telecommunication Services - 2.02%
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	3,000,000	3,150,000	0.78%
OTHER SECURITIES		5,021,875	1.24%
		8,171,875
Utilities - 3.01%
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	9,000,000	3,195,000	0.79%
OTHER SECURITIES		8,991,164	2.22%
		12,186,164
TOTAL CORPORATE BONDS (Cost $184,349,543)		$180,645,112

The accompanying notes are an integral part of the financial statements.

34

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CONVERTIBLE BONDS - 0.83%
Financials - 0.48%		$1,952,500	0.48%
Materials - 0.35%		1,401,432	0.35%
TOTAL CONVERTIBLE BONDS (Cost $4,352,710)		$3,353,932
Municipal Bonds 0.14%		565,975	0.14%
TOTAL MUNICIPAL BONDS (Cost $500,590)		$565,975

TERM LOANS (M) - 5.05%
Consumer Discretionary - 0.87%
Clear Channel Communications, Inc.
3.946%, 01/28/2016	$4,490,422	3,309,189	0.82%
OTHER SECURITIES		219,505	0.05%
		3,528,694
Consumer Staples - 0.25%		1,002,240	0.25%
Health Care - 0.25%		1,008,050	0.25%
Industrials - 0.17%		695,684	0.17%
Information Technology - 1.22%		4,948,685	1.22%
Utilities - 2.29%
Texas Competitive Electric Holdings
Company LLC
4.776%, 10/10/2017	11,493,117	7,263,007	1.79%
OTHER SECURITIES		2,014,586	0.50%
		9,277,593
TOTAL TERM LOANS (Cost $24,194,655)		$20,460,946
Collateralized Mortgage
Obligations 0.43%		1,726,396	0.43%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,754,639)		$1,726,396

COMMON STOCKS - 40.65%
Consumer Discretionary - 0.71%		2,857,194	0.71%
Consumer Staples - 1.33%
Diageo PLC	125,000	2,727,616	0.67%
PepsiCo, Inc. (L)	40,000	2,654,000	0.66%
		5,381,616
Energy - 6.73%
BP PLC, ADR	80,000	3,419,200	0.84%
Canadian Oil Sands, Ltd.	190,000	4,336,196	1.07%
ConocoPhillips	100,000	7,287,000	1.80%
Exxon Mobil Corp.	50,000	4,238,000	1.05%
OTHER SECURITIES		7,996,748	1.97%
		27,277,144
Financials - 5.04%
JPMorgan Chase & Company	120,000	3,990,000	0.98%
Wells Fargo & Company	174,800	4,817,488	1.19%
OTHER SECURITIES		11,628,781	2.87%
		20,436,269
Health Care - 5.98%
Johnson & Johnson	80,000	5,246,400	1.29%
Merck & Company, Inc.	220,000	8,294,000	2.05%
Pfizer, Inc.	200,000	4,328,000	1.07%
Roche Holdings AG	37,500	6,341,909	1.57%
		24,210,309
Industrials - 1.23%
General Electric Company	254,770	4,562,931	1.13%
OTHER SECURITIES		407,700	0.10%
		4,970,631
Information Technology - 1.60%
Intel Corp.	190,000	4,607,500	1.14%
OTHER SECURITIES		1,868,022	0.46%
		6,475,522
Materials - 0.93%		3,785,950	0.93%
Telecommunication Services - 3.33%
AT&T, Inc.	160,000	4,838,400	1.19%
Vodafone Group PLC	1,600,000	4,442,176	1.10%
OTHER SECURITIES		4,230,769	1.04%
		13,511,345
Utilities - 13.77%
American Electric
Power Company, Inc.	110,100	4,548,231	1.12%
Duke Energy Corp. (L)	150,000	3,300,000	0.81%
Entergy Corp.	50,000	3,652,500	0.90%
NextEra Energy, Inc.	90,000	5,479,200	1.35%
PG&E Corp.	135,000	5,564,700	1.37%
Pinnacle West Capital Corp.	65,000	3,131,700	0.77%
Progress Energy, Inc.	100,000	5,602,000	1.38%
Public Service
Enterprise Group, Inc.	150,000	4,951,500	1.22%
Sempra Energy	70,000	3,850,000	0.95%
Southern Company (L)	60,000	2,777,400	0.69%
TECO Energy, Inc. (L)	150,000	2,871,000	0.71%
Xcel Energy, Inc.	110,000	3,040,400	0.75%
OTHER SECURITIES		7,022,660	1.75%
		55,791,291
TOTAL COMMON STOCKS (Cost $176,532,272)		$164,697,271

PREFERRED SECURITIES - 6.06%
Consumer Discretionary - 0.20%		808,300	0.20%
Energy - 1.25%
Sandridge Energy, Inc.	26,500	3,156,813	0.78%
OTHER SECURITIES		1,909,101	0.47%
		5,065,914
Financials - 3.87%
Bank of America Corp., Series L	5,350	4,215,907	1.04%
Wells Fargo & Company, Series L	4,600	4,848,400	1.20%
OTHER SECURITIES		6,598,380	1.63%
		15,662,687
Health Care - 0.33%		1,331,063	0.33%
Materials - 0.29%		1,193,250	0.29%
Utilities - 0.12%		506,100	0.12%
TOTAL PREFERRED
SECURITIES (Cost $31,658,456)		$24,567,314
Warrants 0.14%		572,690	0.14%
TOTAL WARRANTS (Cost $974,435)		$572,690

SECURITIES LENDING COLLATERAL - 3.16%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,280,594	12,814,646	3.16%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,813,352)		$12,814,646
Total Investments (Income Trust)
(Cost $437,130,652) - 101.05%		$409,404,282	101.05%
Other Assets And Liabilities, Net - (1.05%)		(4,251,554)	(1.05)%
TOTAL NET ASSETS - 100.00%		$405,152,728	100.00%

The accompanying notes are an integral part of the financial statements.

35

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 34.52%
U.S. Treasury Bonds - 7.47%
4.250%, 05/15/2039		$2,475,000	$3,142,864	0.83%
4.375%, 11/15/2039
to 05/15/2041		5,950,000	7,714,093	2.03%
4.625%, 02/15/2040		6,125,000	8,244,826	2.17%
4.750%, 02/15/2041		3,025,000	4,160,794	1.10%
5.375%, 02/15/2031		1,575,000	2,243,884	0.59%
6.250%, 08/15/2023		2,000,000	2,861,250	0.75%
			28,367,711
U.S. Treasury Notes - 4.87%
0.625%, 02/28/2013		9,675,000	9,725,262	2.56%
4.250%, 11/15/2014		7,900,000	8,773,321	2.31%
OTHER SECURITIES			747	0.00%
			18,499,330
Federal Home Loan Mortgage Corp. - 0.34%			1,300,717	0.34%
Federal National Mortgage Association - 17.88%
3.500%, TBA (C)		5,000,000	5,143,579	1.35%
4.000%, TBA (C)		46,000,000	48,320,599	12.72%
5.500%, TBA (C)		12,100,000	13,175,867	3.47%
OTHER SECURITIES			1,295,322	0.34%
			67,935,367
Government National Mortgage Association - 3.96%
4.000%, TBA (C)		13,000,000	13,945,274	3.67%
OTHER SECURITIES			1,099,150	0.29%
			15,044,424
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $124,801,403)			$131,147,549

FOREIGN GOVERNMENT
OBLIGATIONS - 1.57%
Brazil - 1.14%
Federative Republic of Brazil
5.875%, 01/15/2019		1,430,000	1,690,975	0.44%
Federative Republic of Brazil
10.000%, 01/01/2014	BRL	5,000,000	2,654,934	0.70%
			4,345,909
Mexico - 0.21%			782,000	0.21%
Qatar - 0.22%			837,200	0.22%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,840,221)			$5,965,109

CORPORATE BONDS - 46.52%
Consumer Discretionary - 5.50%
Time Warner Cable, Inc.
5.850%, 05/01/2017		$1,390,000	1,583,338	0.42%
Time Warner, Inc.
7.700%, 05/01/2032		1,298,000	1,690,955	0.45%
OTHER SECURITIES			17,622,845	4.63%
			20,897,138
Consumer Staples - 3.66%
Cargill, Inc.
4.307%, 05/14/2021 (S)		1,371,000	1,489,649	0.39%
OTHER SECURITIES			12,408,116	3.27%
			13,897,765
Energy - 3.78%
BP Capital Markets PLC
3.125%, 10/01/2015		1,350,000	1,414,272	0.37%
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)		1,850,000	1,868,903	0.49%
Petrobras International Finance
Company
5.375%, 01/27/2021		1,400,000	1,470,314	0.39%
OTHER SECURITIES			9,602,059	2.53%
			14,355,548
Financials - 19.21%
American Express Centurion
Bank
6.000%, 09/13/2017		1,200,000	1,357,301	0.36%
Bank of America Corp.
5.420%, 03/15/2017		1,700,000	1,534,094	0.40%
Citigroup, Inc.
6.125%, 11/21/2017
to 08/25/2036		2,060,000	2,022,354	0.53%
Everest Reinsurance
Holdings, Inc., (6.600% to
05/15/2017, then 3 month
LIBOR + 2.385%)
6.600%, 05/15/2037		1,475,000	1,298,000	0.34%
General Electric Capital Corp.
4.650%, 10/17/2021		2,060,000	2,149,109	0.57%
Lazard Group LLC
6.850%, 06/15/2017		1,290,000	1,353,478	0.36%
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017		1,500,000	1,452,794	0.38%
Metropolitan Life Global
Funding I
3.125%, 01/11/2016 (S)		2,050,000	2,104,003	0.55%
NBD Bancorp NA
8.250%, 11/01/2024		1,730,000	2,044,083	0.54%
Sun Canada Financial Company
7.250%, 12/15/2015 (S)		1,471,000	1,681,135	0.44%
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016		1,755,000	1,696,039	0.45%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037		2,030,000	1,886,081	0.50%
US Bancorp
7.500%, 06/01/2026		1,624,000	2,100,384	0.55%
Wells Fargo & Company
4.950%, 10/16/2013		2,410,000	2,529,835	0.67%
OTHER SECURITIES			47,782,682	12.57%
			72,991,372
Health Care - 3.03%
AmerisourceBergen Corp.
5.875%, 09/15/2015		1,260,000	1,436,366	0.38%
Amgen, Inc.
3.875%, 11/15/2021		1,645,000	1,659,318	0.44%
OTHER SECURITIES			8,412,917	2.21%
			11,508,601
Industrials - 1.60%
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)		1,200,000	1,293,318	0.34%
OTHER SECURITIES			4,771,909	1.26%
			6,065,227
Information Technology - 1.09%
Hewlett-Packard Company
3.000%, 09/15/2016		1,750,000	1,762,728	0.46%
OTHER SECURITIES			2,381,001	0.63%
			4,143,729

The accompanying notes are an integral part of the financial statements.

36

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Materials - 1.55%		$5,893,630	1.55%
Telecommunication Services - 2.85%
AT&T, Inc.
6.300%, 01/15/2038	$1,625,000	1,991,442	0.52%
Verizon Wireless Capital LLC
5.550%, 02/01/2014	1,295,000	1,407,107	0.37%
OTHER SECURITIES		7,409,001	1.96%
		10,807,550
Utilities - 4.25%
Centrais Eletricas Brasileiras SA
5.750%, 10/27/2021 (S)	1,320,000	1,371,480	0.36%
Duke Energy Corp.
5.650%, 06/15/2013	1,300,000	1,384,821	0.36%
OTHER SECURITIES		13,398,711	3.53%
		16,155,012
TOTAL CORPORATE BONDS (Cost $165,747,124)		$176,715,572

CAPITAL PREFERRED SECURITIES - 0.40%
Financials - 0.40%		1,513,600	0.40%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,502,839)		$1,513,600

CONVERTIBLE BONDS - 0.02%
Health Care - 0.01%		22,250	0.01%
Telecommunication Services - 0.01%		43,500	0.01%
TOTAL CONVERTIBLE BONDS (Cost $63,840)		$65,750
Municipal Bonds - 4.84%
Bay Area Toll Authority
(California)
6.263%, 04/01/2049	1,050,000	1,364,360	0.36%
Louisiana Local Government
Environmental Facilities &
Communities Development
Authority 2.470%, 02/01/2019	1,475,000	1,519,752	0.40%
North Texas Tollway Authority
(Texas) 6.718%, 01/01/2049	1,230,000	1,525,766	0.40%
OTHER SECURITIES		13,996,224	3.68%
TOTAL MUNICIPAL BONDS (Cost $15,717,954)		$18,406,102

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.95%
Bear Stearns Commercial
Mortgage Securities,
5.201%, 12/11/2038	1,210,000	1,328,150	0.35%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.481%, 12/12/2044 (P)	1,500,000	1,631,508	0.43%
OTHER SECURITIES		4,465,437	1.17%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,786,525)		$7,425,095

ASSET BACKED SECURITIES - 2.27%
Avis Budget Rental Car Funding
AESOP LLC,
5.680%, 02/20/2014 (S)	1,260,000	1,301,565	0.34%
OTHER SECURITIES		7,309,829	1.93%
TOTAL ASSET BACKED
SECURITIES (Cost $8,545,603)		$8,611,394
SHORT-TERM INVESTMENTS - 26.43%
Repurchase Agreement - 26.43%
SBCW Tri-Party Repurchase
Agreement dated 12/30/2011
at 0.0400% to be repurchased
at $50,200,223 on 01/03/2012,
collateralized by $51,012,936
Federal National
Mortgage Corp., 5.000% due
09/01/2037 (valued at
$51,204,000,
including interest)	50,200,000	50,200,000	13.22%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.0600% to be
repurchased at $50,200,335 on
01/03/2012, collateralized by
$51,012,487 Government
National Mortgage
Association, 5.00 - 5.500% due
04/20/2035 - 10/15/2039
(valued at $51,204,000,
including interest)	50,200,000	50,200,000	13.21%
		100,400,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $100,400,000)		$100,400,000
Total Investments (Investment Quality Bond Trust)
(Cost $429,405,509) - 118.52%		$450,250,171	118.52%
Other Assets And Liabilities, Net - (18.52%)		(70,362,402)	(18.52)%
TOTAL NET ASSETS - 100.00%		$379,887,769	100.00%

Money Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER - 42.52%
Bank of Nova Scotia
0.060%, 01/05/2012 *	$90,000,000	$89,999,400	2.34%
Bank of Tokyo-Mitsubishi UFJ Ltd
0.170%, 01/03/2012 *	125,000,000	124,998,819	3.25%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.170%, 01/04/2012 *	60,000,000	59,999,150	1.56%
Barclays U.S. Funding Corp.
0.160%, 01/04/2012 *	75,000,000	74,999,000	1.95%
Barclays U.S. Funding Corp.
0.140%, 01/05/2012 *	50,000,000	49,999,222	1.30%
Barclays U.S. Funding Corp.
0.050%, 01/04/2012 *	40,000,000	39,999,833	1.04%
Caisse Centrale Desjardins du
Quebec
0.110%, 01/30/2012 *	27,696,000	27,693,546	0.72%
Deutsche Bank Financial LLC
0.310%, 01/03/2012 *	80,000,000	79,998,622	2.08%
Deutsche Bank Financial LLC
0.310%, 01/05/2012 *	50,000,000	49,998,278	1.30%
Deutsche Bank Financial LLC
0.280%, 01/03/2012 *	25,000,000	24,999,611	0.65%
Deutsche Bank Financial LLC
0.250%, 01/04/2012 *	30,000,000	29,999,375	0.78%
International Bank for
Reconstruction & Development
0.020%, 01/05/2012 *	60,000,000	59,999,867	1.56%

The accompanying notes are an integral part of the financial statements.

37

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER (continued)
International Bank for
Reconstruction & Development
0.020%, 01/13/2012 *	$125,000,000	$124,999,167	3.25%
International Business
Machines Corp.
0.050%, 01/09/2012 *	50,000,000	49,999,444	1.30%
JPMorgan Chase & Company
0.010%, 01/03/2012 *	40,000,000	39,999,978	1.04%
JPMorgan Chase & Company
0.010%, 01/06/2012 *	50,000,000	49,999,931	1.30%
Nestle Capital Corp.
0.010%, 01/06/2012 *	75,000,000	74,999,896	1.95%
Old Line Funding LLC
0.240%, 03/12/2012 *	75,000,000	74,964,500	1.95%
Pfizer, Inc.
0.030%, 01/12/2012 *	100,000,000	99,999,083	2.60%
Toronto-Dominion Holdings
USA, Inc.
0.060%, 01/05/2012 *	50,000,000	49,999,667	1.30%
Toronto-Dominion Holdings
USA, Inc.
0.060%, 01/06/2012 *	30,000,000	29,999,750	0.78%
Toyota Motor Credit Corp.
0.280%, 01/31/2012 *	28,900,000	28,893,257	0.75%
UBS Finance Delaware LLC
0.200%, 01/23/2012 *	100,000,000	99,987,778	2.60%
UBS Finance Delaware LLC
0.200%, 01/30/2012 *	80,000,000	79,987,111	2.08%
Unilever Capital Corp.
0.050%, 01/05/2012 *	20,000,000	19,999,889	0.52%
Wal-Mart Stores, Inc.
0.020%, 01/23/2012 *	45,500,000	45,499,444	1.18%
OTHER SECURITIES		54,549,410	1.39%
TOTAL COMMERCIAL PAPER (Cost $1,636,563,028)		$1,636,563,028

CORPORATE INTEREST-BEARING
OBLIGATIONS - 4.38%
General Electric Capital Corp.
5.250%, 10/19/2012 *	32,367,000	33,528,066	0.87%
JPMorgan Chase & Company
5.375%, 10/01/2012 *	58,030,000	60,063,141	1.56%
Royal Bank of Canada
0.770%, 11/28/2012 *	75,000,000	75,000,000	1.95%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $168,591,207)		$168,591,207

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 41.37%
FDIC Structured Sale Guaranteed Notes - 4.59%
Citigroup Funding, Inc.
0.758%, 04/30/2012 (J)(P)*	55,420,000	55,420,000	1.44%
Citigroup Funding, Inc.
0.746%, 04/30/2012 (J)(P)*	75,000,000	75,000,000	1.95%
Citigroup, Inc.
2.125%, 04/30/2012 (J)*	31,485,000	31,690,976	0.82%
OTHER SECURITIES		14,603,731	0.38%
Federal Home Loan Bank - 4.15%
0.330%, 09/18/2012 *	50,000,000	50,000,000	1.30%
0.170%, 01/19/2012 (P)*	110,000,000	110,000,000	2.85%
Federal Home Loan Bank Discount Notes - 16.94%
0.020%, 03/16/2012 *	35,000,000	34,998,542	0.91%
0.005%, 02/15/2012 to
02/29/2012 *	366,980,000	366,977,467	9.53%
0.001%, 02/08/2012 *	250,000,000	249,999,208	6.50%
Federal Home Loan Mortgage Corp. - 1.41%		54,143,871	1.41%
Federal National Mortgage Association - 1.30%
0.005%, 02/15/2012 *	45,000,000	44,999,718	1.17%
OTHER SECURITIES		5,010,601	0.13%
U.S. Treasury Bills - 12.98%
0.305%, 01/12/2012 *	30,000,000	29,997,204	0.78%
0.290%, 04/05/2012 *	150,000,000	149,895,764	3.89%
0.205%, 05/03/2012 *	85,000,000	84,948,451	2.21%
0.185%, 05/31/2012 *	30,000,000	29,976,721	0.78%
0.163%, 06/28/2012 *	50,000,000	49,956,493	1.30%
0.107%, 12/13/2012 *	75,000,000	74,922,286	1.94%
0.045%, 06/07/2012 *	80,000,000	79,984,200	2.08%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,592,525,233)		$1,592,525,233
Foreign Government
Obligations 0.47%		18,142,847	0.47%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $18,142,847)		$18,142,847

CERTIFICATE OF DEPOSIT - 11.82%
Bank of Montreal
0.401%, 10/03/2012 (P)*	75,000,000	75,000,000	1.95%
Bank of Nova Scotia
0.470%, 10/12/2012 (P)*	90,000,000	90,000,000	2.34%
National Bank of Canada
0.540%, 10/12/2012 (P)*	90,000,000	90,000,000	2.34%
Royal Bank of Canada
0.510%, 10/05/2012 (P)*	100,000,000	100,000,000	2.59%
Toronto-Dominion Bank
0.371%, 11/05/2012 (P)*	100,000,000	100,000,000	2.60%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $455,000,000)		$455,000,000
Total Investments (Money Market Trust)
(Cost $3,870,822,315) - 100.56%		$3,870,822,315	100.56%
Other Assets And Liabilities, Net - (0.56%)		(21,391,997)	(0.56)%
TOTAL NET ASSETS - 100.00%		$3,849,430,318	100.00%

Money Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER - 49.64%
Bank of Tokyo-Mitsubishi UFJ Ltd
0.170%, 01/03/2012 *	$25,000,000	$24,999,764	4.11%
Bank of Tokyo-Mitsubishi UFJ Ltd
0.120%, 01/13/2012 *	2,200,000	2,199,912	0.36%
Barclays U.S. Funding LLC
0.160%, 01/03/2012 *	26,000,000	25,999,769	4.28%
Caisse Centrale Desjardins du
Quebec
0.110%, 01/17/2012 *	10,000,000	9,999,511	1.64%
Caisse Centrale Desjardins du
Quebec
0.100%, 01/04/2012 *	15,000,000	14,999,875	2.47%
Deutsche Bank Financial LLC
0.300%, 01/04/2012 *	25,000,000	24,999,375	4.11%
Govco LLC
0.230%, 01/09/2012 *	6,890,000	6,889,648	1.13%

The accompanying notes are an integral part of the financial statements.

38

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER (continued)
Govco LLC
0.220%, 01/05/2012 *	$750,000	$749,982	0.12%
Govco LLC
0.150%, 01/18/2012 *	18,000,000	17,998,725	2.96%
International Business
Machines Corp.
0.050%, 01/09/2012 *	10,900,000	10,899,879	1.79%
Jupiter Securitization Company LLC
0.120%, 01/05/2012 *	20,259,000	20,258,730	3.33%
Nestle Capital Corp
0.010%, 01/03/2012 *	25,000,000	24,999,986	4.11%
PepsiCo Inc
0.030%, 01/13/2012 *	19,939,000	19,938,801	3.28%
Pfizer, Inc.
0.030%, 01/12/2012 *	14,920,000	14,919,863	2.45%
Rabobank USA Financial Corp.
0.150%, 01/06/2012 *	18,606,000	18,605,612	3.06%
Rabobank USA Financial Corp.
0.120%, 01/06/2012 *	8,498,000	8,497,858	1.40%
Scotiabanc Inc.
0.065%, 01/06/2012 *	10,000,000	9,999,910	1.64%
Toronto-Dominion Holdings
USA, Inc.
0.060%, 01/06/2012 *	5,000,000	4,999,958	0.82%
UBS Finance Delaware LLC
0.200%, 01/30/2012 *	25,000,000	24,995,972	4.11%
Wal-Mart Stores, Inc.
0.020%, 01/23/2012 *	15,000,000	14,999,817	2.47%
TOTAL COMMERCIAL PAPER (Cost $301,952,947)		$301,952,947

CORPORATE INTEREST-BEARING
OBLIGATIONS - 3.90%
General Electric Capital Corp.
5.250%, 10/19/2012 *	4,735,000	4,904,853	0.81%
JPMorgan Chase & Company
5.375%, 10/01/2012 *	8,505,000	8,802,983	1.45%
Royal Bank Of Canada
0.770%, 11/28/2012 *	10,000,000	10,000,000	1.64%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $23,707,836)		$23,707,836

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 29.42%
FDIC Structured Sale Guaranteed Notes - 2.80%
Citigroup Funding, Inc.
1.875%, 10/22/2012 (J)*	1,000,000	1,013,050	0.17%
Citigroup Funding, Inc.
0.746%, 04/30/2012 (J)(P)*	15,000,000	15,000,000	2.46%
JPMorgan Chase & Company
2.125%, 06/22/2012 (J)*	1,000,000	1,009,179	0.17%
Federal Home Loan Bank - 9.54%
0.400%, 11/13/2012 *	3,000,000	3,000,000	0.49%
0.330%, 09/18/2012 *	10,000,000	10,000,000	1.65%
0.170%, 01/19/2012 (P)*	20,000,000	20,000,000	3.29%
0.010%, 02/29/2012 *	25,000,000	24,999,590	4.11%
Federal Home Loan Mortgage Corp. - 0.16%
0.210%, 10/12/2012 (P)*	1,000,000	1,000,158	0.16%
U.S. Treasury Bills - 16.92%
0.305%, 01/12/2012 *	10,000,000	9,999,068	1.64%
0.290%, 04/05/2012 *	25,000,000	24,982,979	4.11%
0.205%, 05/03/2012 *	13,000,000	12,991,621	2.14%
0.185%, 05/31/2012 *	10,000,000	9,992,240	1.64%
0.163%, 06/28/2012 *	20,000,000	19,983,219	3.28%
0.107%, 12/13/2012 *	10,000,000	9,989,638	1.64%
0.045%, 06/07/2012 *	15,000,000	14,997,038	2.47%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $178,957,780)		$178,957,780

FOREIGN GOVERNMENT
OBLIGATIONS - 0.55%
Province of Ontario, Canada
5.125%, 07/17/2012 *	2,800,000	2,872,060	0.47%
Province of Ontario, Canada
4.950%, 06/01/2012 *	500,000	509,699	0.08%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,381,759)		$3,381,759

CERTIFICATE OF DEPOSIT - 13.15%
Bank of Montreal
0.401%, 10/03/2012 (P)*	15,000,000	15,000,000	2.46%
Bank of Nova Scotia
0.470%, 10/12/2012 (P)*	15,000,000	15,000,000	2.46%
National Bank of Canada
0.540%, 10/12/2012 (P)*	15,000,000	15,000,000	2.47%
Royal Bank of Canada
0.510%, 10/05/2012 (P)*	15,000,000	15,000,000	2.47%
Toronto-Dominion Bank
0.371%, 11/05/2012 (P)*	20,000,000	20,000,000	3.29%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $80,000,000)		$80,000,000
Total Investments (Money Market Trust B)
(Cost $588,000,322) - 96.66%		$588,000,322	96.66%
Other Assets And Liabilities, Net - 3.34%		20,292,700	3.34%
TOTAL NET ASSETS - 100.00%		$608,293,022	100.00%

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.45%
U.S. Treasury Bonds - 4.73%
2.625%, 04/30/2016	$24,715,000	$26,746,276	0.96%
4.625%, 02/15/2040	71,035,000	95,619,787	3.45%
6.750%, 08/15/2026	5,665,000	8,745,344	0.32%
		131,111,407
U.S. Treasury Notes - 11.26%
1.250%, 03/15/2014	45,335,000	46,301,905	1.67%
1.750%, 08/15/2012 (F)	131,795,000	133,138,650	4.80%
2.125%, 08/15/2021 (L)	87,235,000	89,429,484	3.23%
2.250%, 05/31/2014	25,575,000	26,757,844	0.97%
2.625%, 08/15/2020	15,265,000	16,461,150	0.59%
		312,089,033
U.S. Treasury Strips - 0.01%		182,916	0.01%
Federal Home Loan Bank - 0.05%		1,422,462	0.05%
Federal Home Loan Mortgage Corp. - 6.02%
3.500%, 11/01/2041	15,128,221	15,552,593	0.56%
4.000%, 06/01/2026
to 10/01/2041	37,777,236	39,641,024	1.43%
4.500%, 11/01/2018
to 12/01/2040	56,370,591	59,752,810	2.16%

The accompanying notes are an integral part of the financial statements.

39

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.000%, 10/01/2018
to 05/01/2041		$37,864,144	$40,751,398	1.47%
OTHER SECURITIES			11,078,020	0.40%
			166,775,845
Federal National Mortgage Association - 27.09%
3.500%, 11/01/2025
to 12/01/2041		9,976,774	10,426,507	0.38%
4.000%, 06/01/2025
to 07/01/2041		90,815,825	95,611,023	3.45%
4.500%, 05/01/2019
to 08/01/2041		192,597,933	204,985,715	7.40%
5.000%, 03/01/2018
to 07/01/2041		159,386,164	172,257,782	6.22%
5.500%, 07/01/2013
to 05/01/2040		126,651,163	137,880,834	4.98%
6.000%, 09/01/2017
to 04/01/2040		95,393,392	105,065,841	3.79%
6.500%, 06/01/2013
to 01/01/2039		15,579,649	17,384,556	0.63%
OTHER SECURITIES			7,154,393	0.24%
			750,766,651
Government National Mortgage Association - 3.29%
3.500%, 12/20/2041		15,550,000	16,213,304	0.59%
4.500%, 01/15/2019
to 11/20/2040		18,427,534	20,127,890	0.73%
5.000%, 01/15/2019
to 05/20/2040		9,932,765	10,999,079	0.40%
5.500%, 02/15/2029
to 12/20/2039		18,624,659	20,888,890	0.75%
6.000%, 05/15/2013
to 07/20/2039		14,997,334	16,846,592	0.61%
OTHER SECURITIES			6,138,060	0.21%
			91,213,815
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,415,275,786)			$1,453,562,129

FOREIGN GOVERNMENT
OBLIGATIONS - 2.32%
Bermuda - 0.04%			1,120,000	0.04%
Brazil - 0.79%
Federative Republic of Brazil
6.000%, 05/15/2015
to 05/15/2017	BRL	13,011,000	15,261,030	0.55%
OTHER SECURITIES			6,688,762	0.24%
			21,949,792
Chile - 0.07%			1,970,150	0.07%
Mexico - 1.02%
Government of Mexico
8.500%, 12/13/2018
to 11/18/2038	MXN	295,750,000	23,579,768	0.85%
OTHER SECURITIES			4,715,000	0.17%
			28,294,768
Netherlands - 0.01%			376,650	0.01%
Poland - 0.08%			2,227,887	0.08%
South Africa - 0.21%			5,650,000	0.21%
Sweden - 0.10%			2,696,657	0.10%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $64,796,615)			$64,285,904
CORPORATE BONDS - 28.02%
Consumer Discretionary - 2.51%			69,450,084	2.51%
Consumer Staples - 1.16%			32,134,591	1.16%
Energy - 4.51%			124,909,548	4.51%
Financials - 8.96%
Bank of America Corp.
5.650%, 05/01/2018		$18,175,000	17,311,778	0.62%
Citigroup, Inc.
6.125%, 05/15/2018		12,005,000	12,774,244	0.46%
General Electric Capital Corp.
2.100%, 01/07/2014		11,620,000	11,795,102	0.43%
General Electric Capital Corp.
6.875%, 01/10/2039		6,270,000	7,498,569	0.27%
HSBC Holdings PLC
5.100%, 04/05/2021		5,570,000	5,916,454	0.21%
JPMorgan Chase & Company
4.650%, 06/01/2014		5,565,000	5,876,690	0.21%
Morgan Stanley
4.200%, 11/20/2014		7,640,000	7,369,315	0.27%
OTHER SECURITIES			179,911,248	6.49%
			248,453,400
Health Care - 1.61%			44,549,883	1.61%
Industrials - 1.95%			54,087,185	1.95%
Information Technology - 0.75%			20,854,979	0.75%
Materials - 2.10%
The Dow Chemical Company
8.550%, 05/15/2019		4,625,000	6,049,273	0.22%
OTHER SECURITIES			52,214,932	1.88%
			58,264,205
Telecommunication Services - 1.71%			47,356,928	1.71%
Utilities - 2.76%			76,395,851	2.76%
TOTAL CORPORATE BONDS (Cost $737,719,784)			$776,456,654
Municipal Bonds 2.13%			59,071,203	2.13%
TOTAL MUNICIPAL BONDS (Cost $51,398,284)			$59,071,203

TERM LOANS (M) - 2.94%
Consumer Discretionary - 0.92%			25,469,862	0.92%
Consumer Staples - 0.47%			13,162,889	0.47%
Energy - 0.11%			2,983,148	0.11%
Financials - 0.05%			1,313,128	0.05%
Health Care - 0.44%			12,267,917	0.44%
Industrials - 0.48%			13,371,320	0.48%
Information Technology - 0.13%			3,729,322	0.13%
Materials - 0.24%			6,533,882	0.24%
Telecommunication Services - 0.10%			2,633,176	0.10%
TOTAL TERM LOANS (Cost $82,153,482)			$81,464,644

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.90%
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2007-1, Class AAB
5.422% 01/15/2049		5,985,000	6,368,477	0.23%
Commercial Mortgage Pass
Through Certificates,
Series 2007-C9, Class A4
5.814% 12/10/2049 (P)		8,900,000	9,936,236	0.36%

The accompanying notes are an integral part of the financial statements.

40

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-CB16, Class A4
5.552% 05/12/2045	$8,727,000	$9,580,728	0.35%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-C1, Class A4
5.716% 02/15/2051	11,605,000	12,564,768	0.45%
LB-UBS Commercial
Mortgage Trust,
Series 2006-C1, Class A4
5.156% 02/15/2031	5,667,500	6,253,644	0.23%
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
5.834% 06/12/2050 (P)	9,300,000	10,029,306	0.36%
Morgan Stanley Capital I,
Series 2007-IQ13, Class A4
5.364% 03/15/2044	10,875,000	11,492,852	0.41%
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447% 02/12/2044 (P)	13,725,000	15,017,195	0.54%
Morgan Stanley Capital I,
Series 2008-T29, Class A4
6.279% 01/11/2043 (P)	5,222,000	6,046,340	0.22%
Wachovia Bank Commercial
Mortgage Trust,
Series 2006-C23, Class A4
5.418% 01/15/2045 (P)	5,370,000	5,851,061	0.21%
Wachovia Bank Commercial
Mortgage Trust,
Series 2006-C28, Class A4
5.572% 10/15/2048	8,720,000	9,459,011	0.34%
OTHER SECURITIES		60,837,057	2.20%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $152,139,465)		$163,436,675

ASSET BACKED SECURITIES - 2.92%
CNH Equipment Trust,
1.740%, 01/17/2017	6,650,000	6,720,646	0.24%
Ford Credit Floorplan Master
Owner Trust,
2.120%, 02/15/2016	6,500,000	6,587,541	0.24%
Nordstrom Private Label Credit
Card Master Note Trust,
2.280%, 11/15/2019 (S)	6,905,000	6,938,676	0.25%
OTHER SECURITIES		60,657,550	2.19%
TOTAL ASSET BACKED
SECURITIES (Cost $80,893,361)		$80,904,413

CAPITAL PREFERRED SECURITIES - 0.51%
Financials - 0.51%		14,037,068	0.51%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,504,739)		$14,037,068

SECURITIES LENDING COLLATERAL - 0.52%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,456,754	14,577,444	0.52%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,577,078)		$14,577,444

SHORT-TERM INVESTMENTS - 2.68%
Money Market Funds - 2.68%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	74,173,085	74,173,085	2.68%
TOTAL SHORT-TERM
INVESTMENTS (Cost $74,173,085)		$74,173,085
Total Investments (New Income Trust)
(Cost $2,687,631,679) - 100.39%		$2,781,969,219	100.39%
Other Assets And Liabilities, Net - (0.39%)		(10,790,446)	(0.39)%
TOTAL NET ASSETS - 100.00%		$2,771,178,773	100.00%

Real Return Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 80.76%
Federal Home Loan Mortgage Corp. - 2.17%
0.247%, 03/21/2013 (P)		$2,800,000	$2,802,220	2.17%
Small Business Administration - 0.56%
5.902%, 02/10/2018		638,918	724,680	0.56%
Treasury Inflation Protected Securities - 78.03%
0.125%, 04/15/2016		4,616,192	4,813,820	3.72%
0.500%, 04/15/2015		1,462,916	1,530,918	1.18%
0.625%, 07/15/2021		8,036,004	8,592,875	6.64%
1.125%, 01/15/2021		2,587,975	2,885,390	2.23%
1.250%, 04/15/2014
to 07/15/2020		3,784,819	4,147,333	3.21%
1.625%, 01/15/2015
to 01/15/2018		1,401,880	1,525,081	1.18%
1.750%, 01/15/2028		540,349	649,390	0.50%
2.000%, 01/15/2014
to 01/15/2026		15,201,483	16,562,190	12.80%
2.000%, 01/15/2016 (D)		4,791,576	5,357,207	4.14%
2.125%, 01/15/2019 (F)		4,640,812	5,515,679	4.26%
2.125%, 02/15/2041		2,585,175	3,486,553	2.69%
2.375%, 01/15/2017
to 01/15/2027		11,713,257	14,855,249	11.48%
2.500%, 07/15/2016
to 01/15/2029		6,521,462	8,121,306	6.28%
3.375%, 04/15/2032		11,034,402	16,994,700	13.13%
3.625%, 04/15/2028		560,036	831,960	0.64%
3.875%, 04/15/2029		2,892,158	4,503,405	3.48%
OTHER SECURITIES			595,830	0.47%
			100,968,886
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $103,180,803)			$104,495,786

FOREIGN GOVERNMENT
OBLIGATIONS - 11.75%
Australia - 2.43%
Commonwealth of Australia
2.500%, 09/20/2030	AUD	1,700,000	2,096,232	1.62%
Commonwealth of Australia
3.000%, 09/20/2025		500,000	658,617	0.51%
OTHER SECURITIES			379,803	0.30%
			3,134,652

The accompanying notes are an integral part of the financial statements.

41

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada - 0.34%			$441,842	0.34%
Italy - 0.85%
Republic of Italy
2.100%, 09/15/2016
to 09/15/2021	EUR	1,040,536	1,099,668	0.85%
			1,099,668
Japan - 5.62%
Japan Treasury Discount Bill
zero coupon, 02/06/2012 (Z)	JPY	560,000,000	7,274,958	5.62%
United Kingdom - 2.51%
Government of United Kingdom
1.875%, 11/22/2022	GBP	347,169	688,930	0.53%
Government of United Kingdom
4.250%, 12/07/2040		600,000	1,147,046	0.89%
Government of United Kingdom
4.750%, 12/07/2030		700,000	1,410,327	1.09%
			3,246,303
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,752,798)			$15,197,423

CORPORATE BONDS - 27.90%
Consumer Discretionary - 0.17%			214,350	0.17%
Energy - 0.08%			108,500	0.08%
Financials - 24.99%
Bank of Montreal
2.850%, 06/09/2015 (S)		$1,000,000	1,036,727	0.80%
Citigroup, Inc.
2.453%, 08/13/2013 (P)		1,900,000	1,864,898	1.44%
Citigroup, Inc.
7.375%, 06/16/2014	EUR	600,000	829,054	0.64%
Commonwealth Bank of
Australia
0.814%, 07/12/2013 (S)		$5,900,000	5,897,233	4.56%
Commonwealth Bank of
Australia
1.074%, 06/25/2014 (S)		5,300,000	5,327,576	4.12%
Everest Reinsurance
Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,057,842	0.82%
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)		900,000	938,672	0.73%
Merrill Lynch & Company, Inc.
0.757%, 06/05/2012 (P)		1,100,000	1,079,018	0.83%
Morgan Stanley
0.855%, 10/18/2016 (P)		1,300,000	1,043,154	0.81%
Morgan Stanley
0.883%, 01/09/2014 (P)		800,000	723,807	0.56%
NIBC Bank NV
2.800%, 12/02/2014 (S)		1,600,000	1,671,533	1.29%
Nordea Bank AB
1.301%, 01/14/2014 (S)		1,200,000	1,161,842	0.90%
Santander US Debt SA
Unipersonal
1.379%, 03/30/2012 (S)		1,300,000	1,297,677	1.00%
SLM Corp.
5.348%, 03/15/2012 (P)		1,027,000	1,025,675	0.79%
The Goldman Sachs Group, Inc.
1.020%, 03/22/2016 (P)		2,100,000	1,812,632	1.40%
OTHER SECURITIES			5,571,362	4.30%
			32,338,702
Industrials - 0.85%
International Lease
Finance Corp.
6.625%, 11/15/2013		800,000	796,000	0.62%
OTHER SECURITIES			308,250	0.23%
			1,104,250
Materials - 0.82%
Rexam PLC
6.750%, 06/01/2013 (S)		1,000,000	1,053,773	0.82%
Telecommunication Services - 0.99%
TDC A/S
3.500%, 02/23/2015	EUR	600,000	802,580	0.62%
OTHER SECURITIES			480,770	0.37%
			1,283,350
TOTAL CORPORATE BONDS (Cost $35,440,125)			$36,102,925

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.81%
Arran Residential Mortgages
Funding PLC,
2.910%, 11/19/2047 (S)		1,700,000	2,189,332	1.69%
Federal Home Loan
Mortgage Corp.,
1.399%, 10/25/2044 (P)		$699,875	682,474	0.53%
GS Mortgage
Securities Corp. II,
4.592%, 08/10/2043 (S)		600,000	656,886	0.51%
Holmes Master Issuer PLC,
2.922%, 10/15/2054 (S)	EUR	700,000	903,068	0.70%
Vornado DP LLC,
4.004%, 09/13/2028 (S)		$600,000	642,278	0.50%
OTHER SECURITIES			6,327,927	4.88%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,354,068)			$11,401,965
Asset Backed Securities 4.21%			5,449,272	4.21%
TOTAL ASSET BACKED
SECURITIES (Cost $5,599,195)			$5,449,272

PREFERRED SECURITIES - 0.49%
Financials - 0.49%			632,400	0.49%
TOTAL PREFERRED SECURITIES (Cost $600,000)			$632,400
Municipal Bonds 0.21%			272,138	0.21%
TOTAL MUNICIPAL BONDS (Cost $273,510)			$272,138

OPTIONS PURCHASED - 0.01%
Put Options - 0.01%			18,800	0.01%
TOTAL OPTIONS PURCHASED (Cost $44,975)			$18,800

SHORT-TERM INVESTMENTS - 11.83%
Repurchase Agreement - 11.83%
Credit Suisse Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.050% to be
repurchased at $7,400,041 on
01/03/2012, collateralized by
$7,534,000 U.S. Treasury
Notes, 0.375% due
06/30/2013 (valued at
$7,566,884, including interest)		7,400,000	7,400,000	5.72%

The accompanying notes are an integral part of the financial statements.

42

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
JPMorgan Chase & Company
Tri-Party Repurchase
Agreement dated 12/30/2011
at 0.070% to be repurchased
at $7,900,061 on 01/03/2012,
collateralized by $8,050,000
Federal National Mortgage
Association, 0.870% due
09/12/2014 (valued at
$8,032,741, including interest)	$7,900,000	$7,900,000	6.11%
		15,300,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $15,300,000)		$15,300,000
Total Investments (Real Return Bond Trust)
(Cost $187,545,474) - 145.97%		$188,870,709	145.97%
Other Assets And Liabilities, Net - (45.97%)		(59,481,876)	(45.97)%
TOTAL NET ASSETS - 100.00%		$129,388,833	100.00%

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 91.33%
U.S. Treasury Notes - 14.61%
1.000%, 08/31/2016	$5,840,000	$5,904,789	1.06%
1.250%, 09/30/2015 (L)	8,010,000	8,220,263	1.48%
1.375%, 11/30/2015	5,410,000	5,576,103	1.01%
1.500%, 12/31/2013	16,285,000	16,692,125	3.01%
1.750%, 03/31/2014	3,225,000	3,331,073	0.60%
2.000%, 04/30/2016	5,275,000	5,571,719	1.00%
2.125%, 05/31/2015	22,370,000	23,621,333	4.25%
2.500%, 04/30/2015	11,425,000	12,195,296	2.20%
		81,112,701
Federal Agricultural Mortgage Corp. - 12.01%
2.000%, 07/27/2016	6,464,000	6,643,362	1.20%
2.125%, 09/15/2015	16,420,000	17,003,041	3.06%
2.375%, 07/22/2015	20,010,000	21,009,620	3.78%
3.150%, 06/05/2014	10,500,000	11,103,897	2.00%
3.250%, 08/11/2014	3,195,000	3,388,972	0.61%
5.125%, 04/19/2017 (S)	6,490,000	7,573,849	1.36%
		66,722,741
Federal Farm Credit Bank - 7.99%
1.150%, 09/14/2015	8,455,000	8,483,772	1.53%
1.370%, 10/11/2016	8,000,000	8,033,728	1.45%
1.900%, 12/21/2017	7,925,000	7,951,842	1.43%
2.180%, 11/09/2018	19,815,000	19,903,890	3.58%
		44,373,232
Federal Home Loan Bank - 10.62%
1.125%, 09/15/2015	16,895,000	16,918,315	3.05%
1.375%, 01/13/2015
to 03/07/2016	18,290,000	18,291,771	3.29%
1.480%, 03/21/2016	7,650,000	7,650,222	1.38%
1.550%, 08/24/2016	16,120,000	16,135,524	2.90%
		58,995,832
Federal Home Loan Mortgage Corp. - 7.52%
0.875%, 10/24/2014	6,000,000	5,997,906	1.08%
1.250%, 12/29/2014	13,442,000	13,487,703	2.43%
1.500%, 05/23/2017	11,870,000	11,843,566	2.13%
4.500%, 08/01/2024
to 11/01/2024	6,171,839	6,539,791	1.18%
OTHER SECURITIES		3,876,889	0.70%
		41,745,855
Federal National Mortgage Association - 21.27%
0.850%, 09/12/2014	8,455,000	8,443,932	1.52%
1.500%, 04/18/2014	17,575,000	17,635,950	3.18%
2.317%, 09/01/2041	8,919,422	9,198,221	1.66%
3.196%, 10/01/2040 (P)	8,853,277	9,204,978	1.66%
3.500%, 04/01/2026	7,577,194	7,928,930	1.43%
4.201%, 08/01/2039 (P)	1,826,307	1,916,779	0.35%
4.500%, 06/01/2023
to 03/01/2026	10,168,866	10,832,312	1.95%
5.000%, 04/01/2019
to 03/01/2025	2,533,071	2,724,150	0.49%
5.500%, 04/01/2018
to 08/01/2040	9,793,300	10,663,985	1.92%
6.000%, 10/01/2036
to 05/01/2037	8,779,308	9,676,360	1.74%
6.500%, 02/01/2026
to 01/01/2039	24,299,354	27,099,828	4.88%
OTHER SECURITIES		2,824,850	0.49%
		118,150,275
Government National Mortgage Association - 6.81%
3.500%, 10/20/2039
to 07/20/2041 (P)	23,252,958	24,589,900	4.43%
3.750%, 10/20/2039 (P)	1,706,408	1,799,662	0.32%
4.000%, 08/20/2039
to 12/20/2039 (P)	8,055,722	8,514,588	1.53%
OTHER SECURITIES		2,935,396	0.53%
		37,839,546
Tennessee Valley Authority - 10.50%
4.375%, 06/15/2015	20,195,000	22,669,089	4.08%
4.750%, 08/01/2013	6,925,000	7,397,126	1.33%
4.875%, 12/15/2016	8,501,000	9,986,890	1.80%
5.500%, 07/18/2017	9,413,000	11,461,222	2.06%
6.000%, 03/15/2013	6,365,000	6,802,530	1.23%
		58,316,857
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $497,074,532)		$507,257,039

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.69%
Federal Home Loan Mortgage Corp.
1.300%, 03/01/2016	7,740,000	7,749,118	1.40%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	5,373,431	5,545,492	1.00%
Federal Home Loan Mortgage Corp.,
4.500%, 08/15/2036	1,433,466	1,527,771	0.28%
Government National Mortgage
Association
3.000%, 07/20/2041 (P)	14,880,740	15,530,318	2.80%
Government National Mortgage
Association,
4.500%, 01/20/2036	8,585,817	9,047,946	1.63%
OTHER SECURITIES		3,326,314	0.58%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $42,785,678)		$42,726,959

The accompanying notes are an integral part of the financial statements.

43

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES - 0.02%
Financials - 0.02%		$92,302	0.02%
TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$92,302

SECURITIES LENDING COLLATERAL - 0.00%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,323	13,242	0.00%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,239)		$13,242
Total Investments (Short Term Government Income
Trust) (Cost $541,581,574) - 99.04%		$550,089,542	99.04%
Other Assets And Liabilities, Net - 0.96%		5,333,816	0.96%
TOTAL NET ASSETS - 100.00%		$555,423,358	100.00%

Strategic Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 6.18%
Federal Home Loan Mortgage Corp. - 2.61%
0.700%, 04/29/2013	$1,500,000	$1,500,456	2.61%
Tennessee Valley Authority - 3.57%
7.140%, 05/23/2012	2,000,000	2,052,054	3.57%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $3,613,435)		$3,552,510

CORPORATE BONDS - 32.66%
Consumer Discretionary - 2.50%
CBS Corp.
5.625%, 08/15/2012	400,000	410,605	0.71%
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013	250,000	271,904	0.47%
News America Holdings, Inc.
9.250%, 02/01/2013	200,000	215,445	0.37%
OTHER SECURITIES		535,817	0.95%
		1,433,771
Consumer Staples - 2.59%
Anheuser-Busch InBev
Worldwide, Inc.
2.500%, 03/26/2013	350,000	356,504	0.62%
Kellogg Company
5.125%, 12/03/2012	200,000	207,872	0.36%
PepsiCo, Inc.
4.650%, 02/15/2013	400,000	418,538	0.73%
OTHER SECURITIES		507,251	0.88%
		1,490,165
Energy - 1.99%
Enterprise Products Operating LLC
4.600%, 08/01/2012	225,000	228,321	0.40%
Plains All American Pipeline LP
4.250%, 09/01/2012	250,000	255,030	0.44%
OTHER SECURITIES		662,456	1.15%
		1,145,807
Financials - 14.65%
American Express Centurion Bank
5.550%, 10/17/2012	350,000	360,809	0.63%
American Honda Finance Corp.
2.375%, 03/18/2013 (S)	300,000	304,229	0.53%
Bank of America Corp.
4.875%, 01/15/2013	300,000	301,227	0.52%
Bank of Montreal
2.125%, 06/28/2013	500,000	508,165	0.88%
Bank One Corp.
5.250%, 01/30/2013	500,000	517,041	0.90%
Barclays Bank PLC
5.450%, 09/12/2012	400,000	408,655	0.71%
BB&T Corp.
3.850%, 07/27/2012	300,000	304,900	0.53%
Boston Properties LP
6.250%, 01/15/2013	350,000	363,767	0.63%
Capital One Bank
6.500%, 06/13/2013	350,000	369,221	0.64%
Citigroup, Inc.
5.300%, 10/17/2012	400,000	406,512	0.71%
CommonWealth REIT
6.500%, 01/15/2013	400,000	405,113	0.70%
Credit Suisse New York
3.450%, 07/02/2012	325,000	329,019	0.57%
Fifth Third Bancorp
6.250%, 05/01/2013	400,000	420,525	0.73%
Jefferies Group, Inc.
7.750%, 03/15/2012	250,000	253,750	0.44%
Metropolitan Life Global Funding I
2.500%, 01/11/2013 (S)	300,000	303,647	0.53%
Toyota Motor Credit Corp.
1.900%, 12/05/2012	250,000	253,345	0.44%
Travelers Companies, Inc.
5.375%, 06/15/2012	250,000	254,826	0.44%
Wachovia Corp.
2.199%, 05/01/2013 (P)	400,000	406,788	0.71%
OTHER SECURITIES		1,949,348	3.41%
		8,420,887
Health Care - 1.48%
Express Scripts, Inc.
5.250%, 06/15/2012	250,000	254,736	0.44%
Medco Health Solutions, Inc.
6.125%, 03/15/2013	250,000	263,837	0.46%
OTHER SECURITIES		331,172	0.58%
		849,745
Industrials - 1.21%
ERAC USA Finance LLC
5.800%, 10/15/2012 (S)	250,000	258,647	0.45%
Union Pacific Corp.
5.450%, 01/31/2013	250,000	262,267	0.46%
OTHER SECURITIES		176,745	0.30%
		697,659
Information Technology - 1.88%
Hewlett-Packard Company
4.500%, 03/01/2013	300,000	308,563	0.54%
Tyco Electronics Group SA
6.000%, 10/01/2012	400,000	414,048	0.72%
Xerox Corp.
5.500%, 05/15/2012	250,000	254,144	0.44%
OTHER SECURITIES		102,724	0.18%
		1,079,479
Materials - 1.93%
ArcelorMittal
5.375%, 06/01/2013	400,000	409,524	0.71%

The accompanying notes are an integral part of the financial statements.

44

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Materials (continued)
Ei du Pont de Nemours & Company
4.125%, 03/06/2013	$300,000	$311,494	0.54%
The Dow Chemical Company
6.000%, 10/01/2012	250,000	259,638	0.45%
OTHER SECURITIES		127,888	0.23%
		1,108,544
Telecommunication Services - 3.11%
AT&T, Inc.
4.950%, 01/15/2013	500,000	521,131	0.91%
British Telecommunications PLC
5.150%, 01/15/2013	500,000	517,694	0.90%
COX Communications, Inc.
7.125%, 10/01/2012	200,000	209,417	0.36%
Verizon Communications, Inc.
4.350%, 02/15/2013	400,000	415,699	0.72%
OTHER SECURITIES		125,853	0.22%
		1,789,794
Utilities - 1.32%
Dominion Resources, Inc.
5.700%, 09/17/2012	200,000	206,717	0.36%
MidAmerican Energy Holdings
Company
5.875%, 10/01/2012	400,000	414,094	0.72%
OTHER SECURITIES		136,446	0.24%
		757,257
TOTAL CORPORATE BONDS (Cost $18,745,970)		$18,773,108

SHORT-TERM INVESTMENTS - 19.49%
U.S. Government - 19.49%
U.S. Treasury Bill
0.026%, 04/05/2012 *	3,500,000	3,499,760	6.09%
U.S. Treasury Bill
0.045%, 05/31/2012 *	2,000,000	1,999,623	3.48%
U.S. Treasury Bill
0.041%, 03/15/2012 *	1,200,000	1,199,899	2.09%
U.S. Treasury Bill
0.021%, 02/16/2012 *	2,250,000	2,249,940	3.92%
U.S. Treasury Bill
0.056%, 03/01/2012 *	1,250,000	1,249,883	2.17%
U.S. Treasury Bill
0.061%, 02/16/2012*	1,000,000	999,922	1.74%
		11,199,027
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,199,027)		$11,199,027
Total Investments (Strategic Allocation Trust)
(Cost $33,558,432) - 58.33%		$33,524,645	58.33%
Other Assets And Liabilities, Net - 41.67%		23,947,355	41.67%
TOTAL NET ASSETS - 100.00%		$57,472,000	100.00%

Strategic Income Opportunities Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 25.41%
Argentina - 0.96%
Provincia de Buenos Aires
11.750%, 10/05/2015 (S)		$1,960,000	$1,754,200	0.42%
OTHER SECURITIES			2,284,363	0.54%
			4,038,563
Australia - 1.55%
New South
Wales Treasury Corp.
6.000%, 04/01/2016
to 05/01/2020	AUD	5,105,000	5,684,984	1.36%
OTHER SECURITIES			793,491	0.19%
			6,478,475
Canada - 2.29%
Canada Housing Trust No. 1
2.750%, 06/15/2016 (S)	CAD	2,025,000	2,092,583	0.50%
Government of Canada
2.750%, 09/01/2016		2,500,000	2,617,178	0.63%
Province of Ontario
6.250%, 06/16/2015	NZD	5,777,000	4,880,272	1.16%
			9,590,033
Indonesia - 2.82%
Republic of Indonesia
8.250%, 07/15/2021	IDR	23,520,000,000	2,984,829	0.71%
Republic of Indonesia
9.500%, 06/15/2015
to 07/15/2031		47,820,000,000	6,069,418	1.45%
OTHER SECURITIES			2,767,483	0.66%
			11,821,730
Malaysia - 1.45%
Government of Malaysia
3.835%, 08/12/2015	MYR	12,850,000	4,146,695	0.99%
Government of Malaysia
4.262%, 09/15/2016		5,900,000	1,937,005	0.46%
			6,083,700
Mexico - 0.83%
Government of Mexico
7.500%, 06/21/2012	MXN	48,107,200	3,493,358	0.83%
New Zealand - 2.11%
Dominion of New Zealand
6.000%, 05/15/2021	NZD	2,700,000	2,461,340	0.59%
Government of New Zealand,
Series 1217
6.000%, 12/15/2017		7,160,000	6,386,716	1.52%
			8,848,056
Norway - 1.14%
Government of Norway
5.000%, 05/15/2015	NOK	18,498,000	3,436,353	0.82%
OTHER SECURITIES			1,364,117	0.32%
			4,800,470
Peru - 0.09%			371,000	0.09%
Philippines - 3.24%
Republic of Philippines
5.875%, 12/16/2020	PHP	127,403,440	3,081,911	0.74%
Republic of Philippines
6.500%, 04/28/2021		91,000,000	2,275,405	0.54%
Republic of Philippines
8.125%, 12/16/2035		230,634,520	6,453,486	1.54%
OTHER SECURITIES			1,758,978	0.42%
			13,569,780

The accompanying notes are an integral part of the financial statements.

45

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Singapore - 2.77%
Republic of Singapore
1.375%, 10/01/2014	SGD	6,500,000	$5,126,152	1.22%
Republic of Singapore
2.375%, 04/01/2017		2,800,000	2,327,809	0.56%
Republic of Singapore
2.875%, 07/01/2015		2,850,000	2,370,742	0.57%
Republic of Singapore
3.250%, 09/01/2020		2,030,000	1,773,253	0.42%
			11,597,956
South Korea - 4.08%
Republic of Korea
4.000%, 03/10/2016	KRW	2,100,000,000	1,860,744	0.44%
Republic of Korea
4.250%, 06/10/2021		4,000,000,000	3,599,688	0.86%
Republic of Korea, Series 1212
4.250%, 12/10/2012		8,330,000,000	7,286,798	1.74%
Republic of Korea, Series 1809
5.750%, 09/10/2018		2,890,000,000	2,816,508	0.67%
OTHER SECURITIES			1,538,432	0.37%
			17,102,170
Sweden - 2.00%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	21,250,000	3,500,574	0.84%
Kingdom of Sweden,
Series 1047
5.000%, 12/01/2020		17,300,000	3,237,077	0.77%
OTHER SECURITIES			1,665,277	0.39%
			8,402,928
Ukraine - 0.08%			333,450	0.08%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $103,117,711)			$106,531,669

CORPORATE BONDS - 48.80%
Consumer Discretionary - 9.67%
CCO Holdings LLC
7.000%, 01/15/2019		$1,905,000	1,985,963	0.47%
DISH DBS Corp.
7.875%, 09/01/2019		2,300,000	2,599,000	0.62%
MGM Resorts International
6.625%, 07/15/2015		2,155,000	2,047,250	0.49%
The Goodyear Tire & Rubber
Company
8.250%, 08/15/2020		1,925,000	2,098,250	0.50%
OTHER SECURITIES			31,795,664	7.59%
			40,526,127
Consumer Staples - 3.42%
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019 (S)		3,555,000	3,377,250	0.81%
Viterra, Inc.
8.500%, 07/07/2014	CAD	5,210,000	5,331,460	1.27%
OTHER SECURITIES			5,612,561	1.34%
			14,321,271
Energy - 3.99%
Offshore Group
Investments, Ltd.
11.500%, 08/01/2015		$3,020,000	3,265,375	0.78%
OTHER SECURITIES			13,454,835	3.21%
			16,720,210
Financials - 15.15%
American International
Group, Inc. (8.175% to
05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,165,000	1,926,850	0.46%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,552,455	0.61%
European Investment Bank
5.375%, 05/20/2014	AUD	3,030,000	3,099,314	0.74%
General Electric Capital
Australia Funding Pty, Ltd.
7.000%, 10/08/2015		2,800,000	3,002,814	0.72%
General Electric Capital Corp.,
Series A
7.625%, 12/10/2014	NZD	4,415,000	3,751,757	0.89%
Inter-American Development
Bank, Series INTL
7.250%, 05/24/2012	NZD	4,665,000	3,689,276	0.88%
Kreditanstalt fuer Wiederaufbau
4.000%, 12/15/2014	NOK	10,010,000	1,750,259	0.42%
Kreditanstalt fuer Wiederaufbau
5.750%, 05/13/2015	AUD	4,775,000	4,995,575	1.19%
Kreditanstalt fuer Wiederaufbau
7.000%, 10/22/2012	IDR	15,900,000,000	1,752,095	0.42%
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017		$2,269,000	2,393,446	0.57%
The Royal Bank of
Scotland PLC
1.609%, 03/31/2014 (P)	SGD	2,500,000	1,908,429	0.46%
OTHER SECURITIES			32,673,328	7.79%
			63,495,598
Health Care - 2.13%			8,939,298	2.13%
Industrials - 4.47%			18,759,632	4.47%
Information Technology - 0.77%			3,225,081	0.77%
Materials - 5.39%
American Pacific Corp.
9.000%, 02/01/2015		2,605,000	2,533,363	0.60%
OTHER SECURITIES			20,045,969	4.79%
			22,579,332
Telecommunication Services - 3.00%			12,589,870	3.00%
Utilities - 0.81%			3,393,475	0.81%
TOTAL CORPORATE BONDS (Cost $209,179,959)			$204,549,894

CAPITAL PREFERRED SECURITIES - 2.83%
Financials - 2.83%			11,859,192	2.83%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $12,214,860)			$11,859,192

CONVERTIBLE BONDS - 1.54%
Consumer Discretionary - 0.65%			2,729,089	0.65%
Energy - 0.17%			730,850	0.17%
Financials - 0.37%			1,565,355	0.37%
Health Care - 0.03%			114,238	0.03%
Industrials - 0.26%			1,089,000	0.26%
Information Technology - 0.06%			242,813	0.06%
TOTAL CONVERTIBLE BONDS (Cost $6,617,804)			$6,471,345
Municipal Bonds 0.74%			3,089,175	0.74%
TOTAL MUNICIPAL BONDS (Cost $2,637,933)			$3,089,175

The accompanying notes are an integral part of the financial statements.

46

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

TERM LOANS (M) - 4.34%
Consumer Discretionary - 1.87%			$7,848,690	1.87%
Consumer Staples - 0.10%			403,522	0.10%
Financials - 0.13%			546,035	0.13%
Health Care - 0.70%			2,932,676	0.70%
Industrials - 0.53%
US Airways Group, Inc.
2.796%, 03/21/2014	SGD	2,086,970	1,792,707	0.43%
OTHER SECURITIES			444,777	0.10%
			2,237,484
Information Technology - 0.13%			553,123	0.13%
Materials - 0.22%			916,666	0.22%
Telecommunication Services - 0.52%			2,184,749	0.52%
Utilities - 0.14%			585,820	0.14%
TOTAL TERM LOANS (Cost $19,161,845)			$18,208,765

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.41%
Morgan Stanley Mortgage
Loan Trust,
5.877%, 11/25/2034 (P)		2,298,585	2,227,113	0.53%
OTHER SECURITIES			16,274,186	3.88%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $15,059,920)			$18,501,299
Asset Backed Securities 0.58%			2,411,936	0.58%
TOTAL ASSET BACKED
SECURITIES (Cost $2,273,602)			$2,411,936

COMMON STOCKS - 3.98%
Consumer Discretionary - 0.36%			1,508,395	0.36%
Energy - 0.08%			336,465	0.08%
Financials - 0.47%			1,965,678	0.47%
Telecommunication Services - 0.54%			2,246,741	0.54%
Utilities - 2.53%			10,611,112	2.53%
TOTAL COMMON STOCKS (Cost $15,203,009)			$16,668,391

PREFERRED SECURITIES - 2.99%
Consumer Discretionary - 0.21%			877,790	0.21%
Energy - 0.24%			1,021,821	0.24%
Financials - 1.97%
MetLife, Inc., 5.000%		36,643	2,257,942	0.54%
Wells Fargo & Company,
Series L, 7.500%		2,205	2,324,070	0.55%
OTHER SECURITIES			3,683,310	0.88%
			8,265,322
Utilities - 0.57%
PPL Corp., 8.750%		42,715	2,370,683	0.57%
TOTAL PREFERRED
SECURITIES (Cost $14,288,704)			$12,535,616
OPTIONS PURCHASED - 0.02%
Call Options - 0.02%			92,520	0.02%
TOTAL OPTIONS PURCHASED (Cost $132,000)			$92,520
Total Investments (Strategic Income Opportunities
Trust) (Cost $399,887,347) - 95.64%			$400,919,802	95.64%
Other Assets And Liabilities, Net - 4.36%			18,281,662	4.36%
TOTAL NET ASSETS - 100.00%			$419,201,464	100.00%

Total Return Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 68.75%
Federal Home Loan Mortgage Corp. - 2.99%
4.000%, TBA (C)	$61,000,000	$63,972,475	1.87%
4.500%, TBA (C)	21,000,000	22,262,848	0.65%
OTHER SECURITIES		15,837,880	0.47%
		102,073,203
Federal National Mortgage Association - 40.62%
3.000%, TBA (C)	17,000,000	17,503,657	0.51%
3.500%, 08/01/2013
to 03/01/2041	42,195,040	43,457,379	1.27%
4.000%, TBA (C)	115,000,000	120,795,950	3.53%
4.000%, 09/01/2013
to 09/01/2041	106,144,497	111,544,262	3.26%
4.500%, TBA (C)	483,000,000	514,087,715	15.04%
4.500%, 02/01/2018
to 09/01/2041	245,362,168	260,977,957	7.63%
5.000%, TBA (C)	53,500,000	57,806,236	1.69%
5.500%, TBA (C)	52,000,000	56,623,559	1.66%
5.500%, 01/01/2017
to 06/01/2040	63,250,984	68,872,460	2.01%
6.000%, 12/01/2016
to 01/01/2039	88,753,567	97,669,079	2.86%
OTHER SECURITIES		39,426,678	1.16%
		1,388,764,932
Government National Mortgage Association - 0.07%		2,521,146	0.07%
Small Business Administration - 0.11%		3,904,213	0.11%
Treasury Inflation Protected Securities - 2.77%
2.125%, 02/15/2040
to 02/15/2041	25,230,458	33,886,715	0.99%
2.500%, 01/15/2029 (D)(F)	18,774,194	25,032,741	0.73%
OTHER SECURITIES		35,708,885	1.05%
		94,628,341
U.S. Treasury Notes - 22.19%
0.875%, 12/31/2016 (C)	29,000,000	29,058,899	0.85%
1.375%, 11/30/2018 (D)	123,500,000	123,924,593	3.62%
1.500%, 08/31/2018 (D)(F)	214,300,000	217,481,069	6.36%
2.000%, 11/15/2021 (C)	14,600,000	14,759,695	0.43%
2.125%, 08/15/2021 (C)	22,900,000	23,476,072	0.69%
2.625%, 08/15/2020
to 11/15/2020 (D)	95,000,000	102,364,596	2.99%
3.500%, 05/15/2020	38,900,000	44,735,000	1.31%
3.625%, 02/15/2020
to 02/15/2021 (D)	172,610,000	200,267,215	5.86%

The accompanying notes are an integral part of the financial statements.

47

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
OTHER SECURITIES			$2,839,703	0.08%
			758,906,842
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,309,030,767)			$2,350,798,677

FOREIGN GOVERNMENT
OBLIGATIONS - 7.55%
Brazil - 0.05%			1,589,063	0.05%
Canada - 3.88%
Province of Ontario
4.200%, 06/02/2020	CAD	28,900,000	31,686,031	0.93%
Province of Ontario
4.700%, 06/02/2037		36,400,000	43,301,261	1.27%
OTHER SECURITIES			57,605,230	1.68%
			132,592,522
China - 0.02%			537,721	0.02%
France - 0.36%			12,416,845	0.36%
Italy - 0.21%			7,133,606	0.21%
Mexico - 0.09%			3,171,593	0.09%
Panama - 0.02%			808,500	0.02%
Russia - 0.47%
Government of Russia
7.500%, 03/31/2030		$13,193,000	15,320,371	0.45%
OTHER SECURITIES			603,000	0.02%
			15,923,371
South Africa - 0.02%			575,000	0.02%
South Korea - 0.55%			18,953,100	0.55%
Spain - 0.41%			14,041,618	0.41%
Turkey - 0.15%			5,262,000	0.15%
United Kingdom - 1.32%
Government of United Kingdom
4.250%, 09/07/2039
to 12/07/2046	GBP	10,700,000	20,484,424	0.60%
Government of United Kingdom
4.750%, 12/07/2030
to 12/07/2038		11,900,000	24,596,355	0.72%
			45,080,779
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $249,677,478)			$258,085,718

CORPORATE BONDS - 26.58%
Consumer Discretionary - 1.41%
President and Fellows of
Harvard College
6.500%, 01/15/2039 (S)		$21,300,000	30,500,748	0.89%
OTHER SECURITIES			17,735,341	0.52%
			48,236,089
Consumer Staples - 0.08%			2,633,443	0.08%
Energy - 1.59%			54,305,563	1.59%
Financials - 21.36%
Bank of America Corp.
6.500%, 08/01/2016		15,700,000	15,814,092	0.46%
Barclays Bank PLC
2.500%, 01/23/2013		20,000,000	19,915,520	0.58%
Citigroup, Inc.
5.500%, 08/27/2012
to 04/11/2013		14,700,000	14,990,430	0.44%
Dexia Credit Local
0.927%, 03/05/2013 (P)(S)		25,700,000	24,327,466	0.71%
FIH Erhvervsbank A/S
0.912%, 06/13/2013 (P)(S)		40,100,000	40,061,544	1.17%
General Electric Capital Corp.
6.875%, 01/10/2039		20,100,000	24,038,474	0.70%
ING Bank NV
1.379%, 03/30/2012 (P)(S)		30,400,000	30,326,462	0.89%
Intesa Sanpaolo New York,
Certificate of Deposit
2.375%, 12/21/2012		21,100,000	19,627,853	0.57%
Morgan Stanley
1.992%, 01/16/2017	EUR	15,000,000	15,050,903	0.44%
Regions Bank
7.500%, 05/15/2018		$26,086,000	25,825,140	0.76%
Santander US Debt SA
Unipersonal
1.379%, 03/30/2012 (P)(S)		22,700,000	22,659,435	0.66%
Wells Fargo & Company,
Series K (7.980% to
03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)		75,400,000	80,772,250	2.36%
OTHER SECURITIES			397,075,951	11.62%
			730,485,520
Health Care - 0.05%			1,691,483	0.05%
Industrials - 0.66%			22,638,290	0.66%
Information Technology - 0.43%			14,654,324	0.43%
Materials - 0.57%			19,279,957	0.57%
Telecommunication Services - 0.14%			4,848,054	0.14%
Utilities - 0.29%			10,037,609	0.29%
TOTAL CORPORATE BONDS (Cost $926,266,178)			$908,810,332

CAPITAL PREFERRED SECURITIES - 0.65%
Financials - 0.65%			22,231,557	0.65%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $22,366,876)			$22,231,557

MUNICIPAL BONDS - 4.03%
New Jersey State Turnpike
Authority 7.414%, 01/01/2040		12,000,000	17,115,240	0.50%
OTHER SECURITIES			120,712,263	3.53%
TOTAL MUNICIPAL BONDS (Cost $118,485,414)			$137,827,503

TERM LOANS (M) - 0.18%
Financials - 0.18%			6,154,813	0.18%
TOTAL TERM LOANS (Cost $7,066,785)			$6,154,813
Collateralized Mortgage
Obligations 5.87%			200,692,851	5.87%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $211,774,365)			$200,692,851

ASSET BACKED SECURITIES - 2.62%
Citibank Omni Master Trust,
2.378%, 05/16/2016 (P)(S)		20,800,000	20,927,749	0.61%
Duane Street CLO,
0.688%, 11/08/2017 (P)(S)		38,038,719	36,793,788	1.08%

The accompanying notes are an integral part of the financial statements.

48

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust,
1.918%, 04/25/2023 (P)		$15,989,633	$16,357,770	0.48%
OTHER SECURITIES			15,569,034	0.45%
TOTAL ASSET BACKED
SECURITIES (Cost $89,959,982)			$89,648,341

PREFERRED SECURITIES - 0.24%
Financials - 0.24%			8,120,635	0.24%
TOTAL PREFERRED
SECURITIES (Cost $10,336,921)			$8,120,635

OPTIONS PURCHASED - 0.01%
Call Options - 0.01%			$285,717	0.01%
TOTAL OPTIONS PURCHASED (Cost $208,362)			$285,717

SHORT-TERM INVESTMENTS - 12.46%
Repurchase Agreement - 0.25%			8,500,000	0.25%
Commercial Paper - 1.09%
Itau Unibanco Holdings SA
1.584%, 02/06/2012 *		$23,600,000	23,561,692	0.69%
OTHER SECURITIES			13,590,820	0.40%
			37,152,512
Foreign Government - 10.94%
Japan Treasury Discount Bill
0.092%, 02/20/2012 *	JPY	15,740,000,000	204,470,309	5.98%
Japan Treasury Discount Bill
0.094%, 02/13/2012 *		3,100,000,000	40,271,284	1.18%
Japan Treasury Discount Bill
0.094%, 02/27/2012 *		5,250,000,000	68,198,707	1.99%
Japan Treasury Discount Bill
0.100%, 01/30/2012 *		4,700,000,000	61,058,661	1.79%
			373,998,961
U.S. Government - 0.18%			6,371,090	0.18%
TOTAL SHORT-TERM
INVESTMENTS (Cost $423,499,800)			$426,022,563
Total Investments (Total Return Trust)
(Cost $4,368,672,928) - 128.94%			$4,408,678,707	128.94%
Other Assets And Liabilities, Net - (28.94%)			(989,415,607)	(28.94)%
TOTAL NET ASSETS - 100.00%			$3,419,263,100	100.00%

SALE COMMITMENTS OUTSTANDING - (1.23)%
Federal National Mortgage Association - (1.23)%
3.500%, TBA (C)		(41,000,000)	(42,177,348)	(1.23)%
			(42,177,348)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(41,666,250))			$(42,177,348)

Ultra Short Term Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 44.71%
Federal Home Loan Bank - 8.04%
0.350%, 09/10/2012	$2,500,000	$2,500,758	1.83%
0.700%, 08/23/2013	2,500,000	2,500,958	1.83%
1.350%, 02/03/2015	2,000,000	2,001,714	1.46%
1.400%, 07/12/2013	4,000,000	4,001,020	2.92%
		11,004,450
Federal Home Loan Mortgage Corp. - 17.36%
0.500%, 03/13/2013	4,000,000	4,002,592	2.92%
0.700%, 04/29/2013	2,000,000	2,000,608	1.46%
1.050%, 07/11/2014	2,500,000	2,500,515	1.83%
1.125%, 07/18/2014
to 08/08/2014	4,500,000	4,502,470	3.29%
1.200%, 02/24/2015	3,500,000	3,502,510	2.56%
2.481%, 05/01/2034 (P)	956,758	1,007,798	0.74%
OTHER SECURITIES		6,257,359	4.56%
		23,773,852
Federal National Mortgage Association - 18.13%
0.850%, 08/22/2014	4,000,000	4,002,797	2.92%
1.300%, 07/18/2014	3,000,000	3,001,403	2.19%
1.500%, 01/13/2015	3,000,000	3,001,219	2.19%
1.700%, 07/27/2015	2,000,000	2,002,067	1.46%
1.884%, 10/01/2035 (P)	1,173,042	1,232,285	0.90%
2.250%, 07/18/2016	1,000,000	1,000,768	0.73%
2.347%, 07/01/2035
to 01/01/2036 (P)	2,953,780	3,125,581	2.28%
2.397%, 10/01/2038 (P)	1,113,498	1,167,156	0.85%
2.404%, 05/01/2036 (P)	3,225,217	3,403,472	2.49%
OTHER SECURITIES		2,891,022	2.12%
		24,827,770
Government National Mortgage Association - 1.18%
1.625%, 08/20/2032
to 08/20/2035 (P)	1,562,018	1,608,028	1.18%
		1,608,028
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $61,262,141)		$61,214,100

CORPORATE BONDS - 33.77%
Consumer Discretionary - 3.75%
American Honda Finance Corp.
4.625%, 04/02/2013 (S)	1,000,000	1,035,427	0.76%
Best Buy Company, Inc.
6.750%, 07/15/2013	1,000,000	1,060,422	0.77%
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013	1,000,000	1,087,615	0.79%
Whirlpool Corp.
5.500%, 03/01/2013	1,000,000	1,039,345	0.76%
OTHER SECURITIES		909,051	0.67%
		5,131,860
Consumer Staples - 3.32%
Archer-Daniels-Midland Company
0.613%, 08/13/2012 (P)	1,000,000	1,001,606	0.73%
Philip Morris International, Inc.
4.875%, 05/16/2013	1,000,000	1,055,368	0.77%
OTHER SECURITIES		2,490,075	1.82%
		4,547,049
Energy - 2.24%
Energy Transfer Partners LP
5.650%, 08/01/2012	1,000,000	1,021,717	0.75%

The accompanying notes are an integral part of the financial statements.

49

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Energy (continued)
OTHER SECURITIES		$2,039,061	1.49%
		3,060,778
Financials - 14.08%
Aon Corp.
7.375%, 12/14/2012	$1,000,000	1,054,264	0.77%
BB&T Corp.
4.750%, 10/01/2012	1,000,000	1,025,243	0.75%
Jefferies Group, Inc.
7.750%, 03/15/2012	1,000,000	1,015,000	0.74%
National Australia Bank Ltd.
0.746%, 06/15/2012 (P)(S)	1,000,000	1,000,161	0.73%
North Fork Bancorporation Inc.
5.875%, 08/15/2012	1,010,000	1,030,044	0.75%
Wachovia Corp.
5.500%, 05/01/2013	1,500,000	1,582,812	1.16%
OTHER SECURITIES		12,573,062	9.18%
		19,280,586
Health Care - 1.73%
Express Scripts, Inc.
5.250%, 06/15/2012	1,000,000	1,018,942	0.74%
Sanofi
0.624%, 03/28/2012 (P)	1,000,000	1,000,058	0.73%
OTHER SECURITIES		350,627	0.26%
		2,369,627
Industrials - 1.46%
John Deere Capital Corp.
5.250%, 10/01/2012	1,000,000	1,034,839	0.76%
OTHER SECURITIES		966,730	0.70%
		2,001,569
Information Technology - 1.12%
International Business
Machines Corp.
4.750%, 11/29/2012	1,000,000	1,034,134	0.76%
OTHER SECURITIES		502,252	0.36%
		1,536,386
Materials - 2.09%
Alcoa, Inc.
6.000%, 07/15/2013	1,000,000	1,064,012	0.78%
ArcelorMittal
5.375%, 06/01/2013	1,000,000	1,023,809	0.75%
OTHER SECURITIES		767,326	0.56%
		2,855,147
Telecommunication Services - 2.84%
Deutsche Telekom International
Finance BV
5.250%, 07/22/2013	1,000,000	1,051,029	0.77%
Verizon Communications, Inc.
5.250%, 04/15/2013	1,000,000	1,055,339	0.77%
OTHER SECURITIES		1,786,929	1.30%
		3,893,297
Utilities - 1.14%
Dominion Resources, Inc.
5.700%, 09/17/2012	1,000,000	1,033,587	0.75%
OTHER SECURITIES		525,145	0.39%
		1,558,732
TOTAL CORPORATE BONDS (Cost $46,397,819)		$46,235,031

ASSET BACKED SECURITIES - 18.55%
American Express Issuance Trust
0.528%, 07/15/2013 (P)	1,500,000	1,501,440	1.10%
BA Credit Card Trust,
0.978%, 12/15/2014 (P)	3,000,000	3,010,214	2.20%
Bank of America Auto Trust
1.310%, 07/15/2014	1,664,901	1,669,905	1.22%
BMW Vehicle Lease Trust
0.820%, 04/15/2013	1,200,000	1,199,798	0.88%
Discover Card Master Trust,
1.578%, 12/15/2014 (P)	1,000,000	1,005,913	0.73%
Ford Credit Auto Owner Trust
6.070%, 05/15/2014	1,000,000	1,033,864	0.76%
GE Capital Credit Card Master
Note Trust,
2.378%, 04/15/2015 (P)	1,460,000	1,468,697	1.07%
Hyundai Auto Receivables Trust,
1.500%, 10/15/2014	1,580,854	1,586,813	1.16%
OTHER SECURITIES		12,922,212	9.43%
TOTAL ASSET BACKED
SECURITIES (Cost $25,486,727)		$25,398,856

SHORT-TERM INVESTMENTS - 0.23%
Certificate of Deposit 0.23%		319,882	0.23%
TOTAL SHORT-TERM
INVESTMENTS (Cost $319,882)		$319,882
Total Investments (Ultra Short Term Bond Trust)
(Cost $133,466,569) - 97.26%		$133,167,869	97.26%
Other Assets And Liabilities, Net - 2.74%		3,752,289	2.74%
TOTAL NET ASSETS - 100.00%		$136,920,158	100.00%

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Kroner
PHP	- Philippine Peso
SGD	- Singapore Dollar
SEK	- Swedish Krona

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
GDR	- Global Depositary Receipts
IO	- Interest Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
PO	- Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
TBA	- To Be Announced

The accompanying notes are an integral part of the financial statements.

50

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(F)	All or portion of this security is held at a broker to meet the margin requirements for futures contracts.
(I)	Non-income producing security.
(J)	These securities are issued under the Temporary Liquidity Guarantee Program and are insured by the Federal Deposit Insurance Corporation until the earlier of the maturity date or 6-30-12.
(L)	All or a portion of the security is on loan as of December 31, 2011.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown is next call date.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

51

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

Certain Portfolios had the following country concentration as a percentage of total net assets on 12-31-11:

High Yield Trust
United States	66.5%
Luxembourg	2.7%
Netherlands	2.5%
Argentina	1.7%
Canada	1.7%
Australia	1.7%
United Kingdom	1.3%
Cayman Islands	1.2%
Brazil	1.1%
Indonesia	1.0%
Spain	1.0%
Other Countries	6.1%
Short-Term Investments & Other	11.5%

Income Trust
United States	83.7%
United Kingdom	5.0%
Switzerland	2.3%
Canada	1.7%
Australia	1.3%
Netherlands	1.0%
Other Countries	2.9%
Short-Term Investments & Other	2.1%

Real Return Bond Trust
United States	99.7%
Australia	12.1%
United Kingdom	6.5%
Japan	5.6%
Netherlands	1.9%
Cayman Islands	1.8%
Spain	1.4%
Canada	1.2%
Other Countries	3.9%
Short-Term Investments & Other	–34.1%

Strategic Income Opportunities Trust
United States	49.5%
Canada	4.9%
Singapore	4.3%
South Korea	4.3%
Philippines	3.2%
Indonesia	3.1%
New Zealand	3.0%
Australia	2.7%
Cayman Islands	2.3%
Luxembourg	2.2%
Germany	2.0%
Sweden	2.0%
Mexico	1.6%
Malaysia	1.5%
Argentina	1.4%
Norway	1.1%
United Kingdom	1.1%
Brazil	1.0%
Other Countries	4.4%
Net Other Assets and Liabilities	4.4%

Total Return Trust
United States	96.3%
Canada	4.0%
United Kingdom	3.9%
Cayman Islands	2.3%
France	1.8%
Spain	1.3%
Denmark	1.2%
Netherlands	1.1%
Other Countries	4.6%
Short-Term Investments & Other	–16.5%

The Portfolio had the following sector distribution as a percentage of total net assets on 12-31-11:

Global Bond Trust
Financials	36.9%
U.S. Government Agency	35.1%
Foreign Government	27.8%
Collateralized Mortgage Obligations	13.7%
Municipal Bonds	3.4%
U.S. Government	3.1%
Consumer Discretionary	3.0%
Asset Backed Securities	2.9%
Energy	1.3%
Industrials	0.8%
Materials	0.7%
Consumer Staples	0.6%
Telecommunication Services	0.4%
Utilities	0.3%
Information Technology	0.2%
Health Care	0.2%
Short-Term Investments & Other	–30.4%

52
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Active Bond Trust	Bond Trust	Bond PS Series	Core Bond Trust
Investments in unaffiliated issuers, at value	$1,318,233,421	$5,829,144,062	$105,599,302	$1,980,562,534
Investments in affiliated issuers, at value (Note 2)	3,521,517	—	—	15,700,493
Securities loaned, unaffiliated issuers, at value (Note 2)	3,468,793	—	—	15,469,325
Total investments, at value	1,325,223,731	5,829,144,062	105,599,302	2,011,732,352
Cash	15,833,252	70,730,944	12,432,926	231
Foreign currency, at value	9,276,708	—	—	—
Cash held at broker for futures contracts	323,100	2,000,265	32,363	—
Receivable for investments sold	2,164,312	—	—	551,080
Receivable for delayed delivery securities sold	31,310,253	452,164,279	6,042,267	555,184,113
Receivable for fund shares sold	9,939,474	36,935,389	1,335,729	1,770
Dividends and interest receivable	12,235,454	54,002,747	826,074	9,168,863
Receivable for securities lending income	3,989	5,567	—	4,937
Receivable for futures variation margin	10,922	—	—	—
Other assets	2,363	415	2,529	138
Total assets	1,406,323,558	6,444,983,668	126,271,190	2,576,643,484

Liabilities
Payable for investments purchased	445,500	—	—	44,214,134
Payable for delayed delivery securities purchased	147,271,329	471,268,873	15,081,162	751,524,020
Payable for fund shares repurchased	99,557	157,488	531	12,788
Payable upon return of securities loaned (Note 2)	3,524,105	—	—	15,720,271
Payable for sale commitments outstanding, at value (Note 2)	—	—	—	73,889,197
Payable for futures variation margin	—	290,310	3,938	—
Payable to affiliates (Note 5)
Accounting and legal services fees	13,491	64,076	1,083	18,239
Investment management fees	—	—	617	—
Other liabilities and accrued expenses	87,707	256,890	59,066	106,893
Total liabilities	151,441,689	472,037,637	15,146,397	885,485,542

Net assets
Paid-in capital	$1,249,921,731	$5,873,386,665	$111,457,809	$1,601,934,883
Undistributed net investment income (loss)	8,845,843	58,335,641	—	16,049,845
Accumulated undistributed net realized gain (loss) on investments	3,843,943	11,588,093	(242,807)	40,192,846
Net unrealized appreciation (depreciation) on investments	(7,729,648)	29,635,632	(90,209)	32,980,368
Net assets	$1,254,881,869	$5,972,946,031	$111,124,793	$1,691,157,942
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,328,951,352	$5,798,033,183	$105,671,510	$1,962,358,050
Investments in affiliated issuers, at cost	$3,520,973	—	—	$15,698,251
Foreign currency, at cost	$9,764,167	—	—	—
Proceeds received on sale commitments outstanding	—	—	—	$73,193,508

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$67,184,097	$230,178,235	—	$2,087,141
Shares outstanding	6,910,713	16,896,886	—	150,919
Net asset value, offering price and redemption price per share	$9.72	$13.62	—	$13.83

Series II
Net assets	$298,206,267	$641,802,640	$2,450,980	$13,514,331
Shares outstanding	30,622,201	47,050,006	193,618	977,790
Net asset value, offering price and redemption price per share	$9.74	$13.64	$12.66	$13.82

Series NAV
Net assets	$889,491,505	$5,100,965,156	$108,673,813	$1,675,556,470
Shares outstanding	91,456,071	374,569,009	8,590,220	121,569,638
Net asset value, offering price and redemption price per share	$9.73	$13.62	$12.65	$13.78

53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Investments in unaffiliated issuers, at value	$1,284,306,955	$210,824,555	$384,193,726	$349,850,171
Investments in affiliated issuers, at value (Note 2)	—	—	12,814,646	—
Securities loaned, unaffiliated issuers, at value (Note 2)	—	—	12,395,910	—
Repurchase agreements, at value (Note 2)	16,300,000	12,000,000	—	100,400,000
Total investments, at value	1,300,606,955	222,824,555	409,404,282	450,250,171
Cash	388,354	10,613,872	4,074,220	86,781
Foreign currency, at value	3,884,906	667,358	21,356	17,890
Cash held at broker for futures contracts	—	8,003	—	—
Cash held at broker for swap contracts	5,735,350	—	—	—
Foreign currency held at broker for swap contracts	1,232,413	—	—	—
Receivable for investments sold	3,533,355	712,512	18,785	1,258,651
Receivable for delayed delivery securities sold	58,189,385	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	15,133,156	270,529	—	41,200
Receivable for fund shares sold	3,060,488	—	—	7,833,387
Dividends and interest receivable	9,467,842	4,837,120	4,517,653	3,389,198
Receivable for securities lending income	—	—	4,643	—
Swap contracts, at value (Note 3)	5,671,422	—	—	2,428,602
Receivable for futures variation margin	1,223,979	—	—	16,636
Other assets	195,848	87	48	36
Total assets	1,408,323,453	239,934,036	418,040,987	465,322,552

Liabilities
Payable for collateral held by Portfolio	15,415,000	—	—	535,000
Payable for investments purchased	1,709,968	1,110,284	—	—
Payable for delayed delivery securities purchased	410,956,579	—	—	80,174,961
Payable for forward foreign currency exchange contracts (Note 3)	10,290,840	114,999	—	49,177
Payable for fund shares repurchased	1,258,518	44,881	—	—
Payable upon return of securities loaned (Note 2)	—	—	12,816,231	—
Written options, at value (Note 3)	341,168	—	—	—
Swap contracts, at value (Note 3)	8,779,998	676,301	—	4,595,911
Payable to affiliates (Note 5)
Accounting and legal services fees	10,286	2,444	4,354	4,013
Trustees’ fees	—	1,308	—	—
Other liabilities and accrued expenses	141,741	95,893	67,674	75,721
Total liabilities	448,904,098	2,046,110	12,888,259	85,434,783

Net assets
Paid-in capital	$945,765,773	$654,478,124	$487,874,505	$365,014,868
Undistributed net investment income (loss)	63,406,971	3,951,216	4,501,725	1,961,906
Accumulated undistributed net realized gain (loss) on investments	(42,569,586)	(396,502,736)	(59,489,325)	(6,245,473)
Net unrealized appreciation (depreciation) on investments	(7,183,803)	(24,038,678)	(27,734,177)	19,156,468
Net assets	$959,419,355	$237,887,926	$405,152,728	$379,887,769
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,321,761,851	$247,046,862	$424,317,300	$429,405,509
Investments in affiliated issuers, at cost	—	—	$12,813,352	—
Foreign currency, at cost	$4,034,486	$670,507	$21,472	$17,944
Foreign currency held at broker for swaps contracts, at cost	$1,212,285	—	—	—
Premiums received on written options	$2,012,742	—	—	—
Net unamortized upfront payment on swaps	($4,968,324)	($716,625)	—	($383,223)

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$81,614,010	$74,070,520	—	$222,340,734
Shares outstanding	6,167,859	13,558,491	—	18,990,513
Net asset value, offering price and redemption price per share	$13.23	$5.46	—	$11.71

Series II
Net assets	$174,873,884	$81,273,106	—	$139,545,718
Shares outstanding	13,307,644	14,658,847	—	11,910,022
Net asset value, offering price and redemption price per share	$13.14	$5.54	—	$11.72

Series NAV
Net assets	$702,931,461	$82,544,300	$405,152,728	$18,001,317
Shares outstanding	53,314,576	15,258,389	39,810,390	1,541,929
Net asset value, offering price and redemption price per share	$13.18	$5.41	$10.18	$11.67

54

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Investments in unaffiliated issuers, at value	$3,870,822,315	$588,000,322	$2,753,073,493	$173,570,709
Investments in affiliated issuers, at value (Note 2)	—	—	14,577,444	—
Securities loaned, unaffiliated issuers, at value (Note 2)	—	—	14,318,282	—
Repurchase agreements, at value (Note 2)	—	—	—	15,300,000
Total investments, at value	3,870,822,315	588,000,322	2,781,969,219	188,870,709
Cash	32,201	11,220	2,280,222	230,208
Foreign currency, at value	—	—	438,034	48,939
Cash held at broker for futures contracts	—	—	—	23,000
Receivable for investments sold	—	—	94,055	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	3,847,274	764,643
Receivable for fund shares sold	—	19,967,809	—	—
Dividends and interest receivable	2,366,610	334,955	20,231,104	1,010,914
Receivable for securities lending income	—	—	3,990	—
Swap contracts, at value (Note 3)	—	—	—	264,642
Receivable for futures variation margin	—	—	—	24,502
Receivable due from adviser	43,270	33,102	—	—
Other assets	177	29	234	357,630
Total assets	3,873,264,573	608,347,437	2,808,864,132	191,595,187

Liabilities
Payable for collateral held by Portfolio	—	—	—	630,000
Payable for investments purchased	—	—	21,005,691	—
Payable for delayed delivery securities purchased	—	—	—	60,750,969
Payable for forward foreign currency exchange contracts (Note 3)	—	—	1,705,080	449,250
Payable for fund shares repurchased	23,658,023	—	171,321	99,610
Payable upon return of securities loaned (Note 2)	—	—	14,577,125	—
Written options, at value (Note 3)	—	—	—	80,677
Swap contracts, at value (Note 3)	—	—	—	124,248
Payable for futures variation margin	—	—	20,821	—
Payable to affiliates (Note 5)
Accounting and legal services fees	42,674	6,418	29,882	1,399
Trustees’ fees	—	—	—	391
Other liabilities and accrued expenses	133,558	47,997	175,439	69,810
Total liabilities	23,834,255	54,415	37,685,359	62,206,354

Net assets
Paid-in capital	$3,849,183,553	$608,256,463	$2,639,715,974	$167,714,873
Undistributed net investment income (loss)	—	—	28,708,569	1,289,343
Accumulated undistributed net realized gain (loss) on investments	246,765	36,559	6,325,186	(40,714,293)
Net unrealized appreciation (depreciation) on investments	—	—	96,429,044	1,098,910
Net assets	$3,849,430,318	$608,293,022	$2,771,178,773	$129,388,833
Investments in unaffiliated issuers, including repurchase agreements, at cost	$3,870,822,315	$588,000,322	$2,673,054,601	$187,545,474
Investments in affiliated issuers, at cost	—	—	$14,577,078	—
Foreign currency, at cost	—	—	$457,841	$49,137
Premiums received on written options	—	—	—	$261,201
Net unamortized upfront payment on swaps	—	—	—	$182,033

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,926,613,775	—	—	$10,450,948
Shares outstanding	2,926,424,122	—	—	836,704
Net asset value, offering price and redemption price per share	$1.00	—	—	$12.49

Series II
Net assets	$922,816,543	—	—	$78,422,426
Shares outstanding	922,759,449	—	—	6,351,762
Net asset value, offering price and redemption price per share	$1.00	—	—	$12.35

Series NAV
Net assets	—	$608,293,022	$2,771,178,773	$40,515,459
Shares outstanding	—	608,256,457	204,475,101	3,287,020
Net asset value, offering price and redemption price per share	—	$1.00	$13.55	$12.33

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Short Term Government Income Trust	Strategic Allocation Trust	Strategic Income Opportunities Trust	Total Return Trust
Investments in unaffiliated issuers, at value	$550,056,807	$33,524,645	$400,919,802	$4,400,178,707
Investments in affiliated issuers, at value (Note 2)	13,242	—	—	—
Securities loaned, unaffiliated issuers, at value (Note 2)	19,493	—	—	—
Repurchase agreements, at value (Note 2)	—	—	—	8,500,000
Total investments, at value	550,089,542	33,524,645	400,919,802	4,408,678,707
Cash	2,989,126	14,417,348	5,181,421	3,342,022
Foreign currency, at value	—	4,582,845	3,629,125	3,434,115
Cash held at broker for futures contracts	—	4,139,100	57,600	6,000
Cash held at broker for swap contracts	—	—	—	36,011,144
Receivable for investments sold	—	132	1,115,092	34,587,768
Receivable for delayed delivery securities sold	—	—	—	61,232,188
Receivable for forward foreign currency exchange contracts (Note 3)	—	49,445	10,064,956	18,611,454
Receivable for fund shares sold	—	815,691	530,414	—
Dividends and interest receivable	2,497,663	287,107	6,444,369	22,963,685
Receivable for securities lending income	—	—	—	—
Swap contracts, at value (Note 3)	—	—	—	28,175,670
Receivable for futures variation margin	—	—	—	1,768,288
Other assets	57	9,380	29	266
Total assets	555,576,388	57,825,693	427,942,808	4,618,811,307

Liabilities
Payable for collateral held by Portfolio	—	—	—	26,798,000
Payable for foreign currency collateral for swap contracts	—	—	—	5,581,059
Payable for investments purchased	—	—	294,841	28,997,917
Payable for delayed delivery securities purchased	—	—	—	1,015,066,541
Payable for forward foreign currency exchange contracts (Note 3)	—	273,955	7,458,798	14,437,208
Payable for fund shares repurchased	52,176	—	880,071	1,452,432
Payable upon return of securities loaned (Note 2)	19,865	—	—	—
Written options, at value (Note 3)	—	—	—	3,129,675
Payable for sale commitments outstanding, at value (Note 2)	—	—	—	42,177,348
Swap contracts, at value (Note 3)	—	—	—	61,580,794
Payable for futures variation margin	—	22,772	6,752	—
Payable to affiliates (Note 5)
Accounting and legal services fees	6,054	565	4,526	36,898
Trustees’ fees	510	—	625	—
Investment management fees	—	1,352	—	—
Other liabilities and accrued expenses	74,425	55,049	95,731	290,335
Total liabilities	153,030	353,693	8,741,344	1,199,548,207

Net assets
Paid-in capital	$613,192,107	$57,475,303	$496,106,817	$3,355,518,271
Undistributed net investment income (loss)	2,017,788	(6,127)	9,814,922	43,428,813
Accumulated undistributed net realized gain (loss) on investments	(68,294,505)	(1,607,852)	(90,284,117)	(31,015,922)
Net unrealized appreciation (depreciation) on investments	8,507,968	1,610,676	3,563,842	51,331,938
Net assets	$555,423,358	$57,472,000	$419,201,464	$3,419,263,100
Investments in unaffiliated issuers, including repurchase agreements, at cost	$541,568,335	$33,558,432	$399,887,347	$4,368,672,928
Investments in affiliated issuers, at cost	$13,239	—	—	—
Foreign currency, at cost	—	$4,668,506	$3,624,336	$3,537,500
Proceeds received on sale commitments outstanding	—	—	—	$41,666,250
Premiums received on written options	—	—	—	$13,459,034
Net unamortized upfront payment on swaps	—	—	—	($22,429,451)

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$88,579,402	—	$318,228,283	$283,628,853
Shares outstanding	6,848,412	—	24,953,516	20,539,171
Net asset value, offering price and redemption price per share	$12.93	—	$12.75	$13.81

Series II
Net assets	$76,713,626	—	$75,262,418	$290,959,008
Shares outstanding	5,926,511	—	5,888,721	21,087,562
Net asset value, offering price and redemption price per share	$12.94	—	$12.78	$13.80

Series NAV
Net assets	$390,130,330	$57,472,000	$25,710,763	$2,844,675,239
Shares outstanding	30,166,847	5,150,310	2,020,988	206,773,152
Net asset value, offering price and redemption price per share	$12.93	$11.16	$12.72	$13.76

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$133,167,869
Total investments, at value	133,167,869
Cash	6,941,207
Receivable for fund shares sold	564
Dividends and interest receivable	871,603
Other assets	21
Total assets	140,981,264

Liabilities
Payable for investments purchased	4,008,791
Payable for fund shares repurchased	5,689
Payable to affiliates (Note 5)
Accounting and legal services fees	1,497
Other liabilities and accrued expenses	45,129
Total liabilities	4,061,106

Net assets
Paid-in capital	$139,291,552
Accumulated undistributed net realized gain (loss) on investments	(2,072,694)
Net unrealized appreciation (depreciation) on investments	(298,700)
Net assets	$136,920,158
Investments in unaffiliated issuers, including repurchase agreements, at cost	$133,466,569

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$3,410,521
Shares outstanding	279,646
Net asset value, offering price and redemption price per share	$12.20

Series II
Net assets	$130,811,205
Shares outstanding	10,726,347
Net asset value, offering price and redemption price per share	$12.20

Series NAV
Net assets	$2,698,432
Shares outstanding	221,283
Net asset value, offering price and redemption price per share	$12.19

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Active Bond Trust	Bond Trust	Bond PS Series[1]	Core Bond Trust
Interest	$70,623,322	$190,363,872	$1,026,469	$56,657,879
Dividends	375,436	—	—	—
Securities lending	21,920	411,276	—	111,755
Less foreign taxes withheld	—	—	(767)	(3,596)
Total investment income	71,020,678	190,775,148	1,025,702	56,766,038

Expenses
Investment management fees (Note 5)	7,889,065	31,179,015	208,260	10,364,905
Series I distribution and service fees (Note 5)	36,458	19,034	—	611
Series II distribution and service fees (Note 5)	839,093	271,517	15,123	30,073
Accounting and legal services fees (Note 5)	179,532	740,473	5,020	240,503
Professional fees	67,450	105,032	66,113	58,184
Printing and postage	3,048	76,811	2,870	39,867
Custodian fees	151,750	703,722	8,490	222,882
Trustees’ fees (Note 5)	23,691	98,736	707	31,886
Registration and filing fees	5,551	24,147	7,545	6,061
Other	21,644	53,817	2,106	23,438
Total expenses before reductions and amounts recaptured	9,217,282	33,272,304	316,234	11,018,410
Net expense reductions and amounts recaptured (Note 5)	(39,946)	(165,851)	(40,330)	(53,726)
Total expenses	9,177,336	33,106,453	275,904	10,964,684
Net investment income (loss)	61,843,342	157,668,695	749,798	45,801,354

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	23,183,558	122,648,994	910,261	69,905,338
Investments in affiliated issuers	(2,561)	(5,818)	—	(18,968)
Capital gain distributions received from affiliated underlying funds	1,156	3,972	—	1,495
Futures contracts	529,707	(7,906,476)	(126,640)	—
Swap contracts	71,403	—	—	—
Foreign currency transactions	316,498	(1,228)	—	(42)
	24,099,761	114,739,444	783,621	69,887,823

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(9,882,281)	31,834,505	(72,208)	27,970,992
Investments in affiliated issuers	544	(9,904)	—	2,227
Futures contracts	(6,052)	(1,652,519)	(18,001)	—
Translation of assets and liabilities in foreign currencies	(387,227)	—	—	6
	(10,275,016)	30,172,082	(90,209)	27,973,225
Net realized and unrealized gain (loss)	13,824,745	144,911,526	693,412	97,861,048

Increase (decrease) in net assets from operations	$75,668,087	$302,580,221	$1,443,210	$143,662,402

1	Period from 4-28-11 (inception date) to 12-31-11.

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Interest	$34,027,523	$19,932,346	$20,164,611	$15,951,640
Dividends	27,289	1,162,648	9,065,073	—
Securities lending	—	3,276	65,962	—
Less foreign taxes withheld	—	(37,113)	(110,093)	—
Total investment income	34,054,812	21,061,157	29,185,553	15,951,640

Expenses
Investment management fees (Note 5)	6,978,006	1,672,770	3,532,096	2,211,592
Series I distribution and service fees (Note 5)	43,235	39,661	—	108,231
Series II distribution and service fees (Note 5)	470,629	210,486	—	369,354
Accounting and legal services fees (Note 5)	135,603	33,722	59,615	52,069
Professional fees	107,409	57,172	51,664	65,260
Printing and postage	20,460	—	9,545	6,519
Custodian fees	364,104	1,331	92,492	62,594
Trustees’ fees (Note 5)	17,947	3,624	7,980	6,854
Registration and filing fees	6,308	6,853	3,972	5,324
Other	16,052	9,557	10,157	8,321
Total expenses before reductions and amounts recaptured	8,159,753	2,035,176	3,767,521	2,896,118
Net expense reductions and amounts recaptured (Note 5)	(30,303)	(7,548)	(13,379)	(11,605)
Total expenses	8,129,450	2,027,628	3,754,142	2,884,513
Net investment income (loss)	25,925,362	19,033,529	25,431,411	13,067,127

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	14,383,425	(18,195,948)	11,884,515	16,984,306
Investments in affiliated issuers	—	91	(2,252)	—
Capital gain distributions received from affiliated underlying funds	—	—	641	—
Futures contracts	23,895,550	146,305	—	127,215
Written options	3,468,589	121,900	—	—
Swap contracts	(8,830,087)	(155,653)	—	261,123
Foreign currency transactions	43,979,585	(240,482)	(2,032)	(886,160)
	76,897,062	(18,323,787)	11,880,872	16,486,484

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(19,638,562)	3,663,263	(25,304,646)	1,604,476
Investments in affiliated issuers	—	—	926	—
Futures contracts	5,905,993	(264,842)	—	(410,051)
Written options	2,030,405	—	—	—
Swap contracts	1,460,090	40,324	—	(1,626,804)
Translation of assets and liabilities in foreign currencies	(4,308,209)	216,583	(6,407)	263,132
	(14,550,283)	3,655,328	(25,310,127)	(169,247)
Net realized and unrealized gain (loss)	62,346,779	(14,668,459)	(13,429,255)	16,317,237

Increase (decrease) in net assets from operations	$88,272,141	$4,365,070	$12,002,156	$29,384,364

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Interest	$6,585,852	$1,110,279	$110,238,340	$3,923,444
Dividends	—	—	—	45,000
Securities lending	—	—	52,585	—
Less foreign taxes withheld	—	—	(918)	(648)
Total investment income	6,585,852	1,110,279	110,290,007	3,967,796

Expenses
Investment management fees (Note 5)	17,981,421	2,928,619	17,722,574	888,131
Series I distribution and service fees (Note 5)	1,439,611	—	—	4,825
Series II distribution and service fees (Note 5)	2,286,744	—	—	203,316
Accounting and legal services fees (Note 5)	519,530	80,531	392,017	17,313
Professional fees	13,310	27,817	91,028	74,771
Printing and postage	94,626	11,218	67,749	—
Custodian fees	142,398	19,471	463,320	199
Trustees’ fees (Note 5)	67,875	10,591	52,220	2,146
Registration and filing fees	13,167	15,352	7,041	4,190
Other	52,639	8,437	36,817	6,128
Total expenses before reductions and amounts recaptured	22,611,321	3,102,036	18,832,766	1,201,019
Net expense reductions and amounts recaptured (Note 5)	(16,025,469)	(1,991,757)	(509,427)	(3,862)
Total expenses	6,585,852	1,110,279	18,323,339	1,197,157
Net investment income (loss)	—	—	91,966,668	2,770,639

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	278,653	41,749	41,939,940	5,768,573
Investments in affiliated issuers	—	—	16,920	—
Capital gain distributions received from affiliated underlying funds	—	—	607	—
Futures contracts	—	—	(12,762,676)	305,382
Written options	—	—	—	253,980
Swap contracts	—	—	—	(918,800)
Foreign currency transactions	—	—	(309,843)	113,313
	278,653	41,749	28,884,948	5,522,448

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	42,853,392	4,892,712
Investments in affiliated issuers	—	—	114	—
Futures contracts	—	—	(29,473)	210,935
Written options	—	—	—	281,045
Swap contracts	—	—	—	(200,709)
Translation of assets and liabilities in foreign currencies	—	—	4,859,378	612,657
	—	—	47,683,411	5,796,640
Net realized and unrealized gain (loss)	278,653	41,749	76,568,359	11,319,088

Increase (decrease) in net assets from operations	$278,653	$41,749	$168,535,027	$14,089,727

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Short Term Government Income Trust	Strategic Allocation Trust[1]	Strategic Income Opportunities Trust	Total Return Trust
Interest	$10,824,825	$69,653	$31,994,896	$97,857,759
Dividends	—	—	1,623,058	67,826
Securities lending	10,431	—	—	—
Less foreign taxes withheld	—	—	(370,619)	(1,307)
Total investment income	10,835,256	69,653	33,247,335	97,924,278

Expenses
Investment management fees (Note 5)	3,227,468	94,041	2,871,698	24,234,750
Series I distribution and service fees (Note 5)	48,058	—	163,415	149,743
Series II distribution and service fees (Note 5)	185,212	—	210,713	791,722
Accounting and legal services fees (Note 5)	78,755	2,396	58,910	485,860
Professional fees	64,235	73,304	82,123	114,742
Printing and postage	13,534	801	—	84,259
Custodian fees	75,395	8,137	149,510	1,154,053
Trustees’ fees (Note 5)	9,534	322	7,052	64,222
Registration and filing fees	3,899	6,301	4,626	9,110
Other	16,446	1,626	10,553	49,067
Total expenses before reductions and amounts recaptured	3,722,536	186,928	3,558,600	27,137,528
Net expense reductions and amounts recaptured (Note 5)	(17,594)	(59,177)	(13,278)	(108,425)
Total expenses	3,704,942	127,751	3,545,322	27,029,103
Net investment income (loss)	7,130,314	(58,098)	29,702,013	70,895,175

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	4,078,900	(2,352)	2,856,592	20,210,314
Investments in affiliated issuers	(2,084)	—	—	—
Futures contracts	—	(1,298,904)	(5,915,706)	22,716,669
Written options	—	—	899,195	(3,264,805)
Swap contracts	—	—	—	(17,898,456)
Foreign currency transactions	—	(226,234)	(1,286,426)	9,293,716
	4,076,816	(1,527,490)	(3,446,345)	31,057,438

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	4,948,847	(33,787)	(23,081,404)	32,954,217
Investments in affiliated issuers	(21)	—	—	—
Futures contracts	—	1,953,318	(29,321)	12,099,999
Written options	—	—	—	14,914,264
Swap contracts	—	—	—	(22,783,426)
Translation of assets and liabilities in foreign currencies	—	(308,855)	4,190,610	(681,827)
	4,948,826	1,610,676	(18,920,115)	36,503,227
Net realized and unrealized gain (loss)	9,025,642	83,186	(22,366,460)	67,560,665

Increase (decrease) in net assets from operations	$16,155,956	$25,088	$7,335,553	$138,455,840

1	Period from 4-28-11 (inception date) to 12-31-11.

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Ultra Short Term Bond Trust
Interest	$1,143,328
Total investment income	1,143,328

Expenses
Investment management fees (Note 5)	518,343
Series I distribution and service fees (Note 5)	1,185
Series II distribution and service fees (Note 5)	225,153
Accounting and legal services fees (Note 5)	12,955
Professional fees	39,643
Printing and postage	1,470
Custodian fees	18,357
Trustees’ fees (Note 5)	1,699
Registration and filing fees	11,506
Other	2,724
Total expenses before reductions and amounts recaptured	833,035
Net expense reductions and amounts recaptured (Note 5)	25,694
Total expenses	858,729
Net investment income (loss)	284,599

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(273,873)
(273,873)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(181,942)
(181,942)
Net realized and unrealized gain (loss)	(455,815)

Increase (decrease) in net assets from operations	($171,216)

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Active Bond Trust		Bond Trust		Bond PS Series
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Period ended 12/31/10	Period ended 12/31/11[1]
From operations
Net investment income (loss)	$61,843,342	$84,208,297	$157,668,695	$100,689,993	$749,798
Net realized gain (loss)	24,099,761	35,191,524	114,739,444	54,780,897	783,621
Change in net unrealized appreciation (depreciation)	(10,275,016)	75,557,353	30,172,082	6,702,949	(90,209)
Increase (decrease) in net assets resulting from operations	75,668,087	194,957,174	302,580,221	162,173,839	1,443,210
Distributions to shareholders
From net investment income
Series I	(3,700,366)	(5,682,296)	(5,538,929)	—	—
Series II	(15,508,069)	(24,752,427)	(14,570,904)	—	(26,502)
Series NAV	(48,854,974)	(67,693,615)	(167,540,966)	(94,905,415)	(1,072,387)
From net realized gain
Series II	—	—	—	—	(19,928)
Series NAV	—	—	(53,710,508)	(996,364)	(678,176)
Total distributions	(68,063,409)	(98,128,338)	(241,361,307)	(95,901,779)	(1,796,993)
From Portfolio share transactions (Note 6)	(95,566,946)	(543,858,725)	542,624,463	3,874,034,167	111,478,576
Total increase (decrease)	(87,962,268)	(447,029,889)	603,843,377	3,940,306,227	111,124,793

Net assets
Beginning of year	1,342,844,137	1,789,874,026	5,369,102,654	1,428,796,427	—
End of year	$1,254,881,869	$1,342,844,137	$5,972,946,031	$5,369,102,654	$111,124,793

Undistributed net investment income (loss)	$8,845,843	$12,255,618	$58,335,641	$36,646,196	—

	Core Bond Trust		Global Bond Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$45,801,354	$39,854,387	$25,925,362	$24,319,347	$19,033,529	$90,337,653
Net realized gain (loss)	69,887,823	62,080,524	76,897,062	32,660,998	(18,323,787)	97,162,508
Change in net unrealized appreciation (depreciation)	27,973,225	(9,157,679)	(14,550,283)	39,028,002	3,655,328	(58,197,763)
Increase (decrease) in net assets resulting from operations	143,662,402	92,777,232	88,272,141	96,008,347	4,365,070	129,302,398
Distributions to shareholders
From net investment income
Series I	(58,348)	(36,468)	(5,369,252)	(3,193,279)	(6,569,761)	(30,872,755)
Series II	(380,381)	(342,337)	(11,375,454)	(6,177,965)	(6,318,095)	(32,405,379)
Series NAV	(52,730,073)	(48,265,613)	(43,954,801)	(26,000,430)	(7,523,420)	(64,947,250)
From net realized gain
Series I	(42,327)	(11,942)	—	—	—	—
Series II	(427,547)	(127,707)	—	—	—	—
Series NAV	(62,097,870)	(13,157,284)	—	—	—	—
Total distributions	(115,736,546)	(61,941,351)	(60,699,507)	(35,371,674)	(20,411,276)	(128,225,384)
From Portfolio share transactions (Note 6)	(159,401,954)	691,848,233	(102,450,472)	35,683,182	(4,932,974)	(1,628,317,205)
Total increase (decrease)	(131,476,098)	722,684,114	(74,877,838)	96,319,855	(20,979,180)	(1,627,240,191)

Net assets
Beginning of year	1,822,634,040	1,099,949,926	1,034,297,193	937,977,338	258,867,106	1,886,107,297
End of year	$1,691,157,942	$1,822,634,040	$959,419,355	$1,034,297,193	$237,887,926	$258,867,106

Undistributed net investment income (loss)	$16,049,845	$10,468,662	$63,406,971	$25,988,267	$3,951,216	$4,068,302

1	Period from 4-28-11 (inception date) to 12-31-11.

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$25,431,411	$27,981,865	$13,067,127	$16,952,827	—	—
Net realized gain (loss)	11,880,872	(3,790,756)	16,486,484	7,638,985	$278,653	$3,034,516
Change in net unrealized appreciation (depreciation)	(25,310,127)	29,119,925	(169,247)	4,258,558	—	—
Increase (decrease) in net assets resulting from operations	12,002,156	53,311,034	29,384,364	28,850,370	278,653	3,034,516
Distributions to shareholders
From net investment income
Series I	—	—	(9,081,030)	(10,341,131)	—	—
Series II	—	—	(5,502,783)	(7,667,100)	—	—
Series NAV	(25,355,886)	(32,722,265)	(741,739)	(928,359)	—	—
From net realized gain
Series I	—	—	—	—	(2,252,168)	(32,050)
Series II	—	—	—	—	(797,739)	(11,550)
Total distributions	(25,355,886)	(32,722,265)	(15,325,552)	(18,936,590)	(3,049,907)	(43,600)
From Portfolio share transactions (Note 6)	(45,269,653)	(26,164,249)	(14,544,942)	(60,831,722)	76,822,594	(831,055,310)
Total increase (decrease)	(58,623,383)	(5,575,480)	(486,130)	(50,917,942)	74,051,340	(828,064,394)

Net assets
Beginning of year	463,776,111	469,351,591	380,373,899	431,291,841	3,775,378,978	4,603,443,372
End of year	$405,152,728	$463,776,111	$379,887,769	$380,373,899	$3,849,430,318	$3,775,378,978

Undistributed net investment income (loss)	$4,501,725	$4,034,480	$1,961,906	$4,494,681	—	—

	Money Market Trust B		New Income Trust		Real Return Bond Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	—	$319,190	$91,966,668	$78,560,250	$2,770,639	$2,134,332
Net realized gain (loss)	$41,749	513,163	28,884,948	71,603,351	5,522,448	10,614,074
Change in net unrealized appreciation (depreciation)	—	—	47,683,411	3,411,521	5,796,640	2,978,362
Increase (decrease) in net assets resulting from operations	41,749	832,353	168,535,027	153,575,122	14,089,727	15,726,768
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(400,179)	(1,076,305)
Series II	—	—	—	—	(2,934,882)	(9,930,710)
Series NAV	—	(319,190)	(110,863,871)	(77,128,851)	(1,502,896)	(3,635,150)
From net realized gain
Series NAV	(518,353)	—	(7,245,512)	—	—	—
Total distributions	(518,353)	(319,190)	(118,109,383)	(77,128,851)	(4,837,957)	(14,642,165)
From Portfolio share transactions (Note 6)	(4,610,871)	(49,610,300)	(258,454,287)	1,069,197,383	(6,062,171)	(273,427,311)
Total increase (decrease)	(5,087,475)	(49,097,137)	(208,028,643)	1,145,643,654	3,189,599	(272,342,708)

Net assets
Beginning of year	613,380,497	662,477,634	2,979,207,416	1,833,563,762	126,199,234	398,541,942
End of year	$608,293,022	$613,380,497	$2,771,178,773	$2,979,207,416	$129,388,833	$126,199,234

Undistributed net investment income (loss)	—	—	$28,708,569	$31,061,302	$1,289,343	$2,521,841

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Short Term Government Income Trust		Strategic Allocation Trust	Strategic Income Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Period ended 12/31/11[1]	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$7,130,314	$5,882,547	($58,098)	$29,702,013	$35,024,963
Net realized gain (loss)	4,076,816	5,844,159	(1,527,490)	(3,446,345)	27,973,144
Change in net unrealized appreciation (depreciation)	4,948,826	1,981,640	1,610,676	(18,920,115)	(4,493,663)
Increase (decrease) in net assets resulting from operations	16,155,956	13,708,346	25,088	7,335,553	58,504,444
Distributions to shareholders
From net investment income
Series I	(2,158,617)	(1,602,206)	—	(35,713,291)	(25,082,602)
Series II	(1,678,220)	(1,121,639)	—	(8,373,575)	(6,640,204)
Series NAV	(9,560,507)	(6,375,953)	(31,635)	(2,808,411)	(6,085,831)
From net realized gain
Series I	(233,579)	(26,186)	—	—	—
Series II	(184,304)	(21,439)	—	—	—
Series NAV	(969,055)	(89,079)	—	—	—
Total distributions	(14,784,282)	(9,236,502)	(31,635)	(46,895,277)	(37,808,637)
From Portfolio share transactions (Note 6)	(51,965,376)	441,444,053	57,478,547	37,516,181	(144,881,703)
Total increase (decrease)	(50,593,702)	445,915,897	57,472,000	(2,043,543)	(124,185,896)

Net assets
Beginning of year	606,017,060	160,101,163	—	421,245,007	545,430,903
End of year	$555,423,358	$606,017,060	$57,472,000	$419,201,464	$421,245,007
Undistributed net investment income (loss)	$2,017,788	$2,516,131	($6,127)	$9,814,922	$20,735,888

	Total Return Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/11	Period ended 12/31/10	Year ended 12/31/11	Period ended 12/31/10[2]
From operations
Net investment income (loss)	$70,895,175	$69,367,249	$284,599	$97,840
Net realized gain (loss)	31,057,438	165,504,118	(273,873)	(35,198)
Change in net unrealized appreciation (depreciation)	36,503,227	24,603,676	(181,942)	(116,758)
Increase (decrease) in net assets resulting from operations	138,455,840	259,475,043	(171,216)	(54,116)
Distributions to shareholders
From net investment income
Series I	(12,533,940)	(8,293,738)	(47,787)	(15,700)
Series II	(12,427,652)	(7,836,279)	(1,604,677)	(524,448)
Series NAV	(125,164,975)	(70,163,774)	(37,120)	(9,863)
From net realized gain
Series I	(11,081,232)	(6,068,748)	—	—
Series II	(11,580,730)	(6,334,669)	—	—
Series NAV	(108,053,365)	(47,588,370)	—	—
Total distributions	(280,841,894)	(146,285,578)	(1,689,584)	(550,011)
From Portfolio share transactions (Note 6)	(144,563,230)	319,117,400	76,700,771	62,684,314
Total increase (decrease)	(286,949,284)	432,306,865	74,839,971	62,080,187

Net assets
Beginning of year	3,706,212,384	3,273,905,519	62,080,187	—
End of year	$3,419,263,100	$3,706,212,384	$136,920,158	$62,080,187
Undistributed net investment income (loss)	$43,428,813	$79,716,722	—	—

1	Period from 4-28-11 (inception date) to 12-31-11.
2	Period from 7-29-10 (inception date) to 12-31-10.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2011	9.71	0.48	[1]	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81	[2]	0.68		0.68		4.73		67	101
12-31-2010	9.20	0.56	[1]	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85	[2]	0.69		0.69		5.68		77	53
12-31-2009	7.91	0.56	[1]	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80	[2]	0.68		0.68		6.33		83	78
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)[2]		0.69		0.69		5.36		79	100
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2]	0.68		0.68		5.26		117	140
SERIES II
12-31-2011	9.72	0.46	[1]	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70	[2]	0.88		0.88		4.54		298	101
12-31-2010	9.20	0.54	[1]	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71	[2]	0.89		0.89		5.49		363	53
12-31-2009	7.91	0.54	[1]	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54	[2]	0.88		0.88		6.12		365	78
12-31-2008	9.40	0.47	[1]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)[2]		0.89		0.89		5.15		315	100
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2]	0.88		0.88		5.06		559	140
SERIES NAV
12-31-2011	9.71	0.48	[1]	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97	[2]	0.63		0.63		4.76		889	101
12-31-2010	9.20	0.57	[1]	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91	[2]	0.64		0.64		5.75		903	53
12-31-2009	7.91	0.56	[1]	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86	[2]	0.63		0.63		6.39		1,342	78
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)[2]		0.64		0.64		5.44		1,685	100
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2]	0.63		0.63		5.31		1,871	140
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.
Bond Trust
SERIES I
12-31-2011[1]	13.87	0.02	[6]	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75	[2,3]	0.66	[4]	0.65	[4]	0.75	[4]	230	108	[5]
SERIES II
12-31-2011[1]	13.87	0.01	[6]	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73	[2,3]	0.86	[4]	0.85	[4]	0.55	[4]	642	108	[5]
SERIES NAV
12-31-2011	13.48	0.41	[6]	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58	[2]	0.61		0.60		2.96		5,101	108	[5]
12-31-2010	12.88	0.40	[6]	0.46	0.86	(0.26)	— [7]	—	(0.26)	13.48	6.65	[2]	0.62		0.62		2.99		5,369	99
12-31-2009[8]	12.50	0.18	[6]	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[2,3]	0.67	[4]	0.67	[4]	3.31	[4]	1,429	67
1. The inception date for Series I and Series II shares is 10-31-11. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Not annualized. 4. Annualized. 5. Excludes merger activity. 6. Based on the average daily shares outstanding. 7. Less than ($0.005) per share. 8. The inception date for Class NAV shares is 7-29-09.

Bond PS Series
SERIES II
12-31-2011[1]	12.50	0.18	[2]	0.18	0.36	(0.11)	(0.09)	—	(0.20)	12.66	2.88	[3,4]	1.16	[5]	0.98	[5]	2.05	[5]	2	114
SERIES NAV
12-31-2011[1]	12.50	0.18	[2]	0.20	0.38	(0.14)	(0.09)	—	(0.23)	12.65	2.98	[3,4]	0.83	[5]	0.73	[5]	2.12	[5]	109	114
1. The inception date for Series II and Series NAV shares is 4-28-11. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Annualized.

66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Core Bond Trust
SERIES I
12-31-2011	13.68	0.35	[1]	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	[2]	0.67		0.67		2.51	2		436
12-31-2010	13.24	0.37	[1]	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	[2]	0.68		0.68		2.71	1		562
12-31-2009	12.33	0.48	[1]	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	[2]	0.74		0.74		3.72	2		461
12-31-2008	12.55	0.56	[1]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	[2]	0.85		0.85		4.52	1		467
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2]	0.80		0.79		4.71	—	[3]	336
SERIES II
12-31-2011	13.68	0.33	[1]	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	[2]	0.87		0.87		2.33	14		436
12-31-2010	13.23	0.34	[1]	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	[2]	0.88		0.88		2.47	14		562
12-31-2009	12.33	0.46	[1]	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	[2]	0.93		0.93		3.53	12		461
12-31-2008	12.54	0.53	[1]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	[2]	1.03		1.03		4.28	9		467
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2]	1.00		1.00		4.50	4		336
SERIES NAV
12-31-2011	13.64	0.36	[1]	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	[2]	0.62		0.62		2.59	1,676		436
12-31-2010	13.20	0.37	[1]	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	[2]	0.63		0.63		2.68	1,808		562
12-31-2009	12.30	0.47	[1]	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	[2]	0.65		0.65		3.64	1,086		461
12-31-2008	12.52	0.57	[1]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	[2]	0.77		0.77		4.50	253		467
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2]	0.75		0.74		4.75	284		336
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000.
Global Bond Trust
SERIES I
12-31-2011	12.92	0.35	[1]	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	[2]	0.82		0.81		2.60	82		103
12-31-2010	12.14	0.32	[1]	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	[2]	0.83		0.83		2.50	91		394
12-31-2009	14.44	0.47	[1]	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	[2]	0.83		0.83		3.76	96		280
12-31-2008	15.20	0.72	[1]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)[2]		0.89		0.89		4.69	99		487
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2]	0.86	[3]	0.86	[3]	3.96	117		325
SERIES II
12-31-2011	12.84	0.32	[1]	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	[2]	1.02		1.01		2.40	175		103
12-31-2010	12.06	0.29	[1]	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	[2]	1.03		1.03		2.30	195		394
12-31-2009	14.37	0.44	[1]	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	[2]	1.03		1.03		3.54	195		280
12-31-2008	15.15	0.68	[1]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)[2]		1.09		1.09		4.48	172		487
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2]	1.06	[3]	1.06	[3]	3.78	234		325
SERIES NAV
12-31-2011	12.88	0.35	[1]	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	[2]	0.77		0.76		2.65	703		103
12-31-2010	12.10	0.32	[1]	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	[2]	0.78		0.78		2.55	749		394
12-31-2009	14.41	0.47	[1]	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	[2]	0.78		0.78		3.80	647		280
12-31-2008	15.16	0.72	[1]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)[2]		0.84		0.84		4.72	602		487
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2]	0.81	[3]	0.81	[3]	4.04	929		325
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%.

67

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
SERIES I
12-31-2011	5.94	0.47	[1]	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	[4]	0.77		0.76		7.68		74	91	[2]
12-31-2010	8.17	0.70	[1]	0.38	1.08	(3.31)[3]	—	—	(3.31)	5.94	13.78	[4]	0.75		0.75		8.28		86	58	[2]
12-31-2009	5.89	0.81	[1]	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	[4]	0.75		0.75		11.16		88	93
12-31-2008	9.50	0.86	[1]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)[4]		0.77		0.77		9.96		63	61
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[4]	0.75		0.75		7.86		110	75
SERIES II
12-31-2011	6.02	0.46	[1]	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	[4]	0.97		0.96		7.46		81	91	[2]
12-31-2010	8.24	0.68	[1]	0.39	1.07	(3.29)[3]	—	—	(3.29)	6.02	13.54	[4]	0.95		0.95		8.05		89	58	[2]
12-31-2009	5.93	0.81	[1]	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	[4]	0.95		0.95		10.92		100	93
12-31-2008	9.55	0.85	[1]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)[4]		0.97		0.97		9.78		57	61
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[4]	0.95		0.95		7.69		76	75
SERIES NAV
12-31-2011	5.88	0.47	[1]	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	[4]	0.72		0.71		7.77		83	91	[2]
12-31-2010	8.12	0.73	[1]	0.35	1.08	(3.32)[3]	—	—	(3.32)	5.88	13.74	[4]	0.70		0.70		8.58		84	58	[2]
12-31-2009	5.86	0.81	[1]	2.33	3.14	(0.88)	—	—	(0.88)	8.12	54.50	[4]	0.70		0.70		11.23		1,698	93
12-31-2008	9.46	0.86	[1]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)[4]		0.72		0.72		10.17		1,404	61
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—	—	(1.35)	9.46	1.64	[4]	0.70		0.70		8.07		1,900	75
1. Based on the average daily shares outstanding. 2. Excludes merger activity. 3. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Income Trust
SERIES NAV
12-31-2011	10.57	0.62	[1]	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	[2]	0.85		0.85		5.76		405	23
12-31-2010	10.09	0.64	[1]	0.62	1.26	(0.78)	—	—	(0.78)	10.57	12.71	[2]	0.85		0.85		6.17		464	37
12-31-2009	8.06	0.76	[1]	2.02	2.78	(0.75)	—	—	(0.75)	10.09	35.07	[2]	0.86		0.86		8.33		469	61
12-31-2008	12.13	0.70	[1]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)[2]		0.87		0.87		6.59		380	42
12-31-2007[3]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—	—	(0.14)	12.13	(1.85)[2,4]		0.86	[5]	0.86	[5]	5.38	[5]	380	129	[4]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series NAV shares is 5-1-07. 4. Not annualized. 5. Annualized.

Investment Quality Bond Trust
SERIES I
12-31-2011	11.30	0.41	[1]	0.50	0.91	(0.50)	—	—	(0.50)	11.71	8.07	[2]	0.68		0.68		3.49		222	62
12-31-2010	11.09	0.50	[1]	0.32	0.82	(0.61)	—	—	(0.61)	11.30	7.45	[2]	0.69		0.69		4.33		207	30
12-31-2009	10.36	0.50	[1]	0.78	1.28	(0.55)	—	—	(0.55)	11.09	12.45	[2]	0.70		0.70		4.60		191	20
12-31-2008	11.30	0.56	[1]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)[2]		0.73		0.73		5.08		139	105
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—	—	(1.06)	11.30	6.21	[2]	0.71		0.71		5.08		164	70
SERIES II
12-31-2011	11.31	0.39	[1]	0.49	0.88	(0.47)	—	—	(0.47)	11.72	7.85	[2]	0.88		0.88		3.32		140	62
12-31-2010	11.09	0.48	[1]	0.32	0.80	(0.58)	—	—	(0.58)	11.31	7.30	[2]	0.89		0.89		4.13		157	30
12-31-2009	10.37	0.48	[1]	0.76	1.24	(0.52)	—	—	(0.52)	11.09	12.09	[2]	0.90		0.90		4.40		163	20
12-31-2008	11.29	0.54	[1]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)[2]		0.93		0.93		4.88		113	105
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—	—	(1.01)	11.29	5.92	[2]	0.91		0.91		4.89		161	70
SERIES NAV
12-31-2011	11.27	0.41	[1]	0.49	0.90	(0.50)	—	—	(0.50)	11.67	8.05	[2]	0.63		0.63		3.54		18	62
12-31-2010	11.06	0.52	[1]	0.31	0.83	(0.62)	—	—	(0.62)	11.27	7.53	[2]	0.64		0.64		4.50		17	30
12-31-2009	10.34	0.50	[1]	0.77	1.27	(0.55)	—	—	(0.55)	11.06	12.43	[2]	0.65		0.65		4.67		77	20
12-31-2008	11.27	0.57	[1]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)[2]		0.68		0.68		5.14		99	105
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—	—	(1.07)	11.27	6.13	[2]	0.66		0.66		5.13		117	70
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

68

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
SERIES I
12-31-2011	1.00	—		— [1]	—	[1]	—	— [2]	—	— [2]	1.00	0.07	[3]	0.55		0.17		—	2,927	—
12-31-2010	1.00	—		—	—		—	— [2]	—	— [2]	1.00	—	[3]	0.55		0.29		—	2,889	—
12-31-2009[4]	1.00	—	[1,5]	—	—	[1]	— [2]	—	—	— [2]	1.00	0.20	[3]	0.57		0.53		0.19	3,383	—
12-31-2008[4]	1.00	0.02	[5]	—	0.02		(0.02)	—	—	(0.02)	1.00	1.76	[3]	0.58		0.58		1.66	3,708	—
12-31-2007[4]	1.00	0.05	[5]	—	0.05		(0.05)	—	—	(0.05)	1.00	4.56	[3]	0.56		0.55		4.43	2,504	—
SERIES II
12-31-2011	1.00	—		— [1]	—	[1]	—	— [2]	—	— [2]	1.00	0.07	[3]	0.75		0.17		—	923	—
12-31-2010	1.00	—		—	—		—	— [2]	—	— [2]	1.00	—	[3]	0.75		0.29		—	886	—
12-31-2009[4]	1.00	—	[1,5]	—	—	[1]	— [2]	—	—	— [2]	1.00	0.08	[3]	0.77		0.66		0.07	1,221	—
12-31-2008[4]	1.00	0.02	[5]	—	0.02		(0.02)	—	—	(0.02)	1.00	1.56	[3]	0.78		0.78		1.36	1,503	—
12-31-2007[4]	1.00	0.04	[5]	—	0.04		(0.04)	—	—	(0.04)	1.00	4.35	[3]	0.76		0.75		4.22	487	—
1. Less than $0.005 per share. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Per share amounts have been restated to reflect a 10-1 share split effective 6-1-10. 5. Based on the average daily shares outstanding.

Money Market Trust B
SERIES NAV
12-31-2011	1.00	—	[1]	— [2]	—	[2]	—	— [3]	—	— [3]	1.00	0.08	[4]	0.52		0.19		—	608	—
12-31-2010	1.00	—	[1,2]	—	—	[2]	— [3]	—	—	— [3]	1.00	0.05	[4]	0.53		0.27		0.05	613	—
12-31-2009	1.00	—	[1,2]	—	—	[2]	— [3]	—	—	— [3]	1.00	0.48	[4]	0.54		0.29		0.46	662	—
12-31-2008	1.00	0.02	[1]	—	0.02		(0.02)	—	—	(0.02)	1.00	2.11	[4]	0.53		0.29		1.97	963	—
12-31-2007	1.00	0.05	[1]	—	0.05		(0.05)	—	—	(0.05)	1.00	4.82	[4]	0.51		0.28		4.67	612	—
1. Based on the average daily shares outstanding. 2. Less than $0.005 per share. 3. Less than ($0.005) per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown.

New Income Trust
SERIES NAV
12-31-2011	13.36	0.43	[1]	0.35	0.78		(0.56)	(0.03)	—	(0.59)	13.55	5.91	[2]	0.65		0.63		3.17	2,771	65
12-31-2010	12.83	0.43	[1]	0.46	0.89		(0.36)	—	—	(0.36)	13.36	6.96	[2]	0.68		0.66		3.19	2,979	87
12-31-2009	11.23	0.58	[1]	1.45	2.03		(0.43)	—	—	(0.43)	12.83	18.09	[2]	0.79		0.77		4.74	1,834	100
12-31-2008	13.31	0.61	[1]	(1.84)	(1.23)		(0.79)	(0.06)	—	(0.85)	11.23	(9.30)[2]		0.86	[3]	0.84	[3]	4.76	1,053	69
12-31-2007	13.63	0.61	[1]	0.17	0.78		(0.95)	(0.15)	—	(1.10)	13.31	5.88	[2]	0.88		0.86		4.48	1,083	83
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08.

Real Return Bond Trust
SERIES I
12-31-2011	11.59	0.28	[1]	1.11	1.39		(0.49)	—	—	(0.49)	12.49	12.02	[2]	0.83		0.83		2.27	10	496
12-31-2010	11.98	0.18	[1]	0.85	1.03		(1.42)	—	—	(1.42)	11.59	8.83	[2]	0.81		0.81		1.46	10	614
12-31-2009	11.66	0.32	[1]	1.80	2.12		(1.08)	(0.72)	—	(1.80)	11.98	19.47	[2]	0.77		0.77		2.66	8	572
12-31-2008	13.54	0.49	[1]	(1.96)	(1.47)		(0.08)	(0.33)	—	(0.41)	11.66	(11.28)[2]		0.83	[3]	0.83	[3]	3.69	9	1,032
12-31-2007	12.99	0.70	[1]	0.76	1.46		(0.91)	—	—	(0.91)	13.54	11.49	[2]	0.80	[3]	0.79	[3]	5.31	10	911
SERIES II
12-31-2011	11.46	0.25	[1]	1.10	1.35		(0.46)	—	—	(0.46)	12.35	11.86	[2]	1.03		1.03		2.10	78	496
12-31-2010	11.85	0.16	[1]	0.84	1.00		(1.39)	—	—	(1.39)	11.46	8.67	[2]	1.01		1.01		1.29	86	614
12-31-2009	11.55	0.29	[1]	1.78	2.07		(1.05)	(0.72)	—	(1.77)	11.85	19.22	[2]	0.97		0.97		2.44	95	572
12-31-2008	13.45	0.46	[1]	(1.96)	(1.50)		(0.07)	(0.33)	—	(0.40)	11.55	(11.54)[2]		1.03	[3]	1.03	[3]	3.50	87	1,032
12-31-2007	12.88	0.67	[1]	0.76	1.43		(0.86)	—	—	(0.86)	13.45	11.35	[2]	1.00	[3]	0.99	[3]	5.13	100	911
SERIES NAV
12-31-2011	11.44	0.28	[1]	1.10	1.38		(0.49)	—	—	(0.49)	12.33	12.15	[2]	0.78		0.78		2.34	41	496
12-31-2010	11.85	0.20	[1]	0.82	1.02		(1.43)	—	—	(1.43)	11.44	8.81	[2]	0.76		0.76		1.54	30	614
12-31-2009	11.55	0.32	[1]	1.78	2.10		(1.08)	(0.72)	—	(1.80)	11.85	19.54	[2]	0.72		0.72		2.72	295	572
12-31-2008	13.42	0.48	[1]	(1.94)	(1.46)		(0.08)	(0.33)	—	(0.41)	11.55	(11.30)[2]		0.78	[3]	0.78	[3]	3.71	967	1,032
12-31-2007	12.88	0.70	[1]	0.76	1.46		(0.92)	—	—	(0.92)	13.42	11.61	[2]	0.75	[3]	0.74	[3]	5.38	1,112	911
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets.

69

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
SERIES I
12-31-2011	12.92	0.16	[1]	0.20	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77	[2]	0.65		0.65		1.22		89	88
12-31-2010[3]	12.88	0.09	[1]	0.15	0.24	(0.20)	—	—	(0.20)	12.92	1.86	[2,4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6]
SERIES II
12-31-2011	12.93	0.13	[1]	0.20	0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56	[2]	0.85		0.85		1.02		77	88
12-31-2010[3]	12.88	0.07	[1]	0.15	0.22	(0.17)	—	—	(0.17)	12.93	1.74	[2,4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6]
SERIES NAV
12-31-2011	12.92	0.17	[1]	0.19	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82	[2]	0.60		0.60		1.27		390	88
12-31-2010	12.71	0.18	[1]	0.23	0.41	(0.20)	—	—	(0.20)	12.92	3.28	[2]	0.63		0.63	[7]	1.39		413	130	[6]
12-31-2009[8]	12.50	0.16	[1]	0.09	0.25	(0.04)	—	—	(0.04)	12.71	1.96	[2]	0.76		0.73		1.25		160	114
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I and Series II shares is 4-30-10. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. 8. The inception date for Class NAV shares is 1-2-09.

Strategic Allocation Trust
SERIES NAV
12-31-2011[1]	12.50	(0.03)[2]		(1.30)	(1.33)	(0.01)	—	—	(0.01)	11.16	(10.67)[3,4]		1.09	[5]	0.75	[5]	(0.34)[5]		57	38
1. The inception date for Series NAV shares is 4-28-11. 2. Based on the average daily shares outstanding. 3. Total return would have been lower had certain expenses not been reduced during the period shown. 4. Not annualized. 5. Annualized.

Strategic Income Opportunities Trust
SERIES I
12-31-2011	14.00	0.97	[1]	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	[2]	0.78		0.78		6.87		318	50
12-31-2010	13.31	1.16	[1]	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	[2]	0.82		0.82		8.25		307	68	[3]
12-31-2009	11.20	0.95	[1]	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	[2]	0.85	[4]	0.85	[4]	7.67	[4]	28	87
12-31-2008	13.73	0.81	[1]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)[2]		0.82		0.81		6.17		16	40
12-31-2007	13.24	0.77	[1]	0.01	0.78	(0.29)	—	—	(0.29)	13.73	5.87	[2]	0.83		0.83		5.62		14	80
SERIES II
12-31-2011	14.02	0.94	[1]	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	[2]	0.98		0.98		6.67		75	50
12-31-2010	13.33	1.16	[1]	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	[2]	1.02		1.02		8.01		91	68	[3]
12-31-2009	11.22	0.92	[1]	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	[2]	1.05	[4]	1.05	[4]	7.43	[4]	14	87
12-31-2008	13.74	0.78	[1]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)[2]		1.02		1.01		5.89		10	40
12-31-2007	13.27	0.73	[1]	— [5]	0.73	(0.26)	—	—	(0.26)	13.74	5.54	[2]	1.03		1.03		5.37		17	80
SERIES NAV
12-31-2011	13.97	0.97	[1]	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	[2]	0.73		0.73		6.91		26	50
12-31-2010	13.29	1.18	[1]	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	[2]	0.77		0.77		8.36		23	68	[3]
12-31-2009	11.18	0.94	[1]	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	[2]	0.80	[4]	0.80	[4]	7.64	[4]	504	87
12-31-2008	13.71	0.82	[1]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)[2]		0.77		0.76		6.23		518	40
12-31-2007	13.23	0.77	[1]	— [5]	0.77	(0.29)	—	—	(0.29)	13.71	5.84	[2]	0.78		0.78		5.65		463	80
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense decreased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%. 5. Less than $0.005 per share.

70

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Return Trust
SERIES I
12-31-2011	14.46	0.28	[1]	0.27	0.55	(0.63)	(0.57)	—	(1.20)	13.81	3.84	[2]	0.78		0.78		1.97		284	280
12-31-2010	13.99	0.28	[1]	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72	[2]	0.77		0.77		1.94		329	545
12-31-2009	13.47	0.49	[1]	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59	[2]	0.77		0.77		3.52		348	244
12-31-2008	13.92	0.57	[1]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	[2]	0.80		0.79		4.10		327	145
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2]	0.81	[3,4]	0.81	[3,4]	4.67		339	196
SERIES II
12-31-2011	14.44	0.25	[1]	0.28	0.53	(0.60)	(0.57)	—	(1.17)	13.80	3.71	[2]	0.98		0.98		1.76		291	280
12-31-2010	13.97	0.25	[1]	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48	[2]	0.97		0.97		1.74		345	545
12-31-2009	13.46	0.45	[1]	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28	[2]	0.97		0.97		3.30		344	244
12-31-2008	13.90	0.54	[1]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	[2]	1.00		0.99		3.90		264	145
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2]	1.01	[3,4]	1.01	[3,4]	4.47		236	196
SERIES NAV
12-31-2011	14.41	0.29	[1]	0.27	0.56	(0.64)	(0.57)	—	(1.21)	13.76	3.90	[2]	0.73		0.73		2.01		2,845	280
12-31-2010	13.94	0.29	[1]	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81	[2]	0.72		0.72		1.99		3,032	545
12-31-2009	13.43	0.48	[1]	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62	[2]	0.72		0.72		3.47		2,582	244
12-31-2008	13.88	0.57	[1]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	[2]	0.75		0.74		4.15		1,522	145
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2]	0.76	[3,4]	0.76	[3,4]	4.73		1,704	196
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets. 4. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%.

Ultra Short Term Bond Trust
SERIES I
12-31-2011	12.36	0.06	[1]	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12	[5]	0.69		0.72	[6]	0.49		3	171
12-31-2010[4]	12.50	0.03	[1]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[2,5]		0.88	[3]	0.75	[3]	0.60	[3]	2	56
SERIES II
12-31-2011	12.36	0.04	[1]	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)[5]		0.89		0.92	[6]	0.29		131	171
12-31-2010[4]	12.50	0.02	[1]	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[2,5]		1.08	[3]	0.95	[3]	0.44	[3]	59	56
SERIES NAV
12-31-2011	12.36	0.06	[1]	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09	[5]	0.64		0.67	[6]	0.53		3	171
12-31-2010[4]	12.50	0.03	[1]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13)[2,5]		0.83	[3]	0.70	[3]	0.63	[3]	1	56
1. Based on the average daily shares outstanding. 2. Not annualized. 3. Annualized. 4. The inception date for Series I, Series II and Series NAV shares is 7-29-10. 5. Total returns would have been lower had certain expenses not been reduced during the period shown. 6. Includes the impact of expense recapture which amounted to 0.03% of average net assets.

71

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) (formerly John Hancock Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), seventeen of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of assets and liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

New portfolios  Bond PS Series and Strategic Allocation Trust commenced operations on April 28, 2011.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2011, by major security category or type:

	Total Market Value at 12-31-11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government & Agency Obligations	$422,782,271	—	$422,782,271	—
Foreign Government Obligations	7,779,863	—	7,779,863	—
Corporate Bonds	480,266,527	—	479,328,069	$938,458
Capital Preferred Securities	14,115,946	—	14,115,946	—
Convertible Bonds	973,138	—	973,138	—
Municipal Bonds	8,525,847	—	8,525,847	—
Term Loans	2,922,301	—	2,922,301	—
Collateralized Mortgage Obligations	198,235,277	—	195,421,266	2,814,011
Asset Backed Securities	34,807,493	—	34,262,237	545,256
Common Stocks	57,857	—	1,799	56,058
Preferred Securities	5,939,721	$2,898,925	1,946,677	1,094,119
Securities Lending Collateral	3,521,517	3,521,517	—	—
Short-Term Investments	145,295,973	145,295,973	—	—
Total Investments in Securities	$1,325,223,731	$151,716,415	$1,168,059,414	$5,447,902
Other Financial Instruments:
Futures	$20,105	$20,105	—	—

Bond Trust
U.S. Government & Agency Obligations	$2,839,469,374	—	$2,839,469,374	—
Foreign Government Obligations	8,467,567	—	8,467,567	—
Corporate Bonds	2,384,577,210	—	2,384,577,210	—
Municipal Bonds	11,457,038	—	11,457,038	—
Capital Preferred Securities	89,623,895	—	89,623,895	—
Collateralized Mortgage Obligations	475,995,371	—	475,995,371	—
Asset Backed Securities	19,553,607	—	19,553,607	—
Total Investments in Securities	$5,829,144,062	—	$5,829,144,062	—
Other Financial Instruments:
Futures	($1,475,247)	($1,475,247)	—	—

Bond PS Series
U.S. Government & Agency Obligations	$56,736,610	—	$56,736,610	—
Corporate Bonds	39,751,936	—	39,751,936	—
Capital Preferred Securities	1,237,888	—	1,237,888	—
Municipal Bonds	284,427	—	284,427	—
Collateralized Mortgage Obligations	7,341,313	—	7,341,313	—
Asset Backed Securities	247,128	—	247,128	—
Total Investments in Securities	$105,599,302	—	$105,599,302	—
Other Financial Instruments:
Futures	($18,001)	($18,001)	—	—

72

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Core Bond Trust
U.S. Government & Agency Obligations	$1,090,602,214	—	$1,090,602,214	—
Foreign Government Obligations	25,184,981	—	25,184,981	—
Corporate Bonds	295,189,176	—	295,189,176	—
Municipal Bonds	18,284,590	—	18,284,590	—
Collateralized Mortgage Obligations	273,261,363	—	267,929,274	$5,332,089
Asset Backed Securities	145,626,859	—	145,626,859	—
Securities Lending Collateral	15,700,493	$15,700,493	—	—
Short-Term Investments	147,882,676	147,882,676	—	—
Total Investments in Securities	$2,011,732,352	$163,583,169	$1,842,817,094	$5,332,089
Sale Commitments Outstanding	($73,889,197)	—	($73,889,197)	—

Global Bond Trust
U.S. Government & Agency Obligations	$366,645,600	—	$366,645,600	—
Foreign Government Obligations	266,119,215	—	266,119,215	—
Corporate Bonds	415,629,813	—	414,871,592	$758,221
Municipal Bonds	32,491,646	—	32,491,646	—
Capital Preferred Securities	2,789,994	—	2,789,994	—
Collateralized Mortgage Obligations	131,779,934	—	131,779,934	—
Asset Backed Securities	27,778,740	—	27,778,740	—
Term Loans	5,863,943	—	5,863,943	—
Preferred Securities	2,145,472	$191,884	—	1,953,588
Options Purchased	157,311	—	157,311	—
Short-Term Investments	49,205,287	—	49,205,287	—
Total Investments in Securities	$1,300,606,955	$191,884	$1,297,703,262	$2,711,809
Other Financial Instruments:
Futures	$5,699,745	$5,699,745	—	—
Forward Foreign Currency Contracts	$4,842,316	—	$4,842,316	—
Written Options	($341,168)	—	($321,773)	($19,395)
Interest Rate Swaps	($3,214,364)	—	($3,209,840)	($4,524)
Credit Default Swaps	$105,788	—	$105,788	—

High Yield Trust
Foreign Government Obligations	$7,163,671	—	$7,069,386	$94,285
Corporate Bonds	176,382,659	—	175,294,321	1,088,338
Capital Preferred Securities	3,216,884	—	3,216,884	—
Convertible Bonds	2,714,478	—	1,927,338	787,140
Term Loans	6,509,292	—	6,509,292	—
Common Stocks	8,880,664	$5,980,476	33,750	2,866,438
Preferred Securities	4,845,000	4,807,020	—	37,980
Warrants	956,911	354,500	602,411	—
Short-Term Investments	12,154,996	—	12,154,996	—
Total Investments in Securities	$222,824,555	$11,141,996	$206,808,378	$4,874,181
Other Financial Instruments:
Forward Foreign Currency Contracts	$155,530	—	$155,530	—
Credit Default Swaps	($676,301)	—	($676,301)	—

Income Trust
Corporate Bonds	$180,645,112	—	$180,623,930	$21,182
Convertible Bonds	3,353,932	—	3,353,932	—
Municipal Bonds	565,975	—	565,975	—
Term Loans	20,460,946	—	20,460,946	—
Collateralized Mortgage Obligations	1,726,396	—	1,726,396	—
Common Stocks	164,697,271	$143,830,635	20,866,636	—
Preferred Securities	24,567,314	17,109,049	7,458,265	—
Warrants	572,690	550,190	22,500	—
Securities Lending Collateral	12,814,646	12,814,646	—	—
Total Investments in Securities	$409,404,282	$174,304,520	$235,078,580	$21,182

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	Total Market Value at 12-31-11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Quality Bond Trust
U.S. Government & Agency Obligations	$131,147,549	—	$131,147,549	—
Foreign Government Obligations	5,965,109	—	5,965,109	—
Corporate Bonds	176,715,572	—	176,715,572	—
Capital Preferred Securities	1,513,600	—	1,513,600	—
Convertible Bonds	65,750	—	65,750	—
Municipal Bonds	18,406,102	—	18,406,102	—
Collateralized Mortgage Obligations	7,425,095	—	7,425,095	—
Asset Backed Securities	8,611,394	—	8,611,394	—
Short-Term Investments	100,400,000	—	100,400,000	—
Total Investments in Securities	$450,250,171	—	$450,250,171	—
Other Financial Instruments:
Futures	$106,917	$106,917	—	—
Forward Foreign Currency Contracts	($7,977)	—	($7,977)	—
Interest Rate Swaps	($1,717,792)	—	($1,717,792)	—
Credit Default Swaps	($449,517)	—	($449,517)	—

New Income Trust
U.S. Government & Agency Obligations	$1,453,562,129	—	$1,453,562,129	—
Foreign Government Obligations	64,285,904	—	64,285,904	—
Corporate Bonds	776,456,654	—	776,456,654	—
Municipal Bonds	59,071,203	—	59,071,203	—
Term Loans	81,464,644	—	81,464,644	—
Collateralized Mortgage Obligations	163,436,675	—	163,436,675	—
Asset Backed Securities	80,904,413	—	80,904,413	—
Capital Preferred Securities	14,037,068	—	14,037,068	—
Securities Lending Collateral	14,577,444	$14,577,444	—	—
Short-Term Investments	74,173,085	74,173,085	—	—
Total Investments in Securities	$2,781,969,219	$88,750,529	$2,693,218,690	—
Other Financial Instruments:
Futures	($29,473)	($29,473)	—	—
Forward Foreign Currency Contracts	$2,142,194	—	$2,142,194	—

Real Return Bond Trust
U.S. Government & Agency Obligations	$104,495,786	—	$104,495,786	—
Foreign Government Obligations	15,197,423	—	15,197,423	—
Corporate Bonds	36,102,925	—	36,102,925	—
Municipal Bonds	272,138	—	272,138	—
Collateralized Mortgage Obligations	11,401,965	—	11,401,965	—
Asset Backed Securities	5,449,272	—	5,449,272	—
Preferred Securities	632,400	$632,400	—	—
Options Purchased	18,800	—	18,800	—
Short-Term Investments	15,300,000	—	15,300,000	—
Total Investments in Securities	$188,870,709	$632,400	$188,238,309	—
Other Financial Instruments:
Futures	$212,985	$212,985	—	—
Forward Foreign Currency Contracts	$315,393	—	$315,393	—
Written Options	($80,677)	—	($65,314)	($15,363)
Interest Rate Swaps	($50,745)	—	($50,745)	—
Credit Default Swaps	$191,139	—	$191,139	—

Short Term Government Income Trust
U.S. Government & Agency Obligations	$507,257,039	—	$507,257,039	—
Collateralized Mortgage Obligations	42,726,959	—	42,726,959	—
Preferred Securities	92,302	$92,302	—	—
Securities Lending Collateral	13,242	13,242	—	—
Total Investments in Securities	$550,089,542	$105,544	$549,983,998	—

Strategic Allocation Trust
U.S. Government & Agency Obligations	$3,552,510	—	$3,552,510	—
Corporate Bonds	18,773,108	—	18,773,108	—
Short-Term Investments	11,199,027	—	11,199,027	—
Total Investments in Securities	$33,524,645	—	$33,524,645	—
Other Financial Instruments:
Futures	$1,953,318	$2,021,007	($67,689)	—
Forward Foreign Currency Contracts	($224,510)	—	($224,510)	—

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	Total Market Value at 12-31-11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Income Opportunities Trust
Foreign Government Obligations	$106,531,669	—	$106,531,669	—
Corporate Bonds	204,549,894	—	200,035,111	$4,514,783
Capital Preferred Securities	11,859,192	—	11,617,692	241,500
Convertible Bonds	6,471,345	—	6,471,345	—
Municipal Bonds	3,089,175	—	3,089,175	—
Term Loans	18,208,765	—	18,208,765	—
Collateralized Mortgage Obligations	18,501,299	—	15,592,966	2,908,333
Asset Backed Securities	2,411,936	—	2,142,011	269,925
Common Stocks	16,668,391	$16,645,504	—	22,887
Preferred Securities	12,535,616	12,169,226	—	366,390
Options Purchased	92,520	—	92,520	—
Total Investments in Securities	$400,919,802	$28,814,730	$363,781,254	$8,323,818
Other Financial Instruments:
Futures	($29,321)	($29,321)	—	—
Forward Foreign Currency Contracts	$2,606,158	—	$2,606,158	—

Total Return Trust
U.S. Government & Agency Obligations	$2,350,798,677	—	$2,350,798,677	—
Foreign Government Obligations	258,085,718	—	258,085,718	—
Corporate Bonds	908,810,332	—	908,810,332	—
Capital Preferred Securities	22,231,557	—	22,231,557	—
Municipal Bonds	137,827,503	—	137,827,503	—
Term Loans	6,154,813	—	6,154,813	—
Collateralized Mortgage Obligations	200,692,851	—	200,692,851	—
Asset Backed Securities	89,648,341	—	89,648,341	—
Preferred Securities	8,120,635	—	—	$8,120,635
Options Purchased	285,717	—	285,717	—
Short-Term Investments	426,022,563	—	426,022,563	—
Total Investments in Securities	$4,408,678,707	—	$4,400,558,072	$8,120,635
Sale Commitments Outstanding	($42,177,348)	—	($42,177,348)	—
Other Financial Instruments:
Futures	$8,433,943	$8,433,943	—	—
Forward Foreign Currency Contracts	$4,174,246	—	$4,174,246	—
Written Options	($3,129,675)	—	($2,955,340)	($174,335)
Interest Rate Swaps	($25,189,541)	—	($25,189,541)	—
Credit Default Swaps	($8,215,583)	—	($8,215,583)	—

As of December 31, 2011, all investments for Money Market Trust, Money Market Trust B and Ultra Short Term Bond Trust were categorized as Level 2 under the hierarchy described above.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers into or out of Level 1 or Level 2.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Core Bond Trust
	U.S. Government & Agency Obligations	Collateralized Mortgage Obligations	Total
Balance as of 12-31-10	$9,753,018	$17,284,821	$27,037,839
Realized gain (loss)	—	353,086	353,086
Change in unrealized appreciation (depreciation)	40,917	(165,846)	(124,929)
Purchases	2,574,800	4,490,846	7,065,646
Sales	(12,368,735)	(11,928,839)	(24,297,574)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(4,701,979)	(4,701,979)
Balance as of 12-31-11	—	$5,332,089	$5,332,089
Change in unrealized at period end*	—	$1,327	$1,327

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Global Bond Trust
	Corporate Bonds	Asset Backed Securities	Preferred Securities	Total	Written Options	Interest Rate Swaps
Balance as of 12-31-10	$1,596,825	$7,116,476	$1,786,828	$10,500,129	—	—
Realized gain (loss)	(190,159)	5,029	—	(185,130)	—	—
Change in unrealized appreciation (depreciation)	90,612	437	166,760	257,809	$25,115	($516)
Purchases	1,952,132	—	—	1,952,132	—	(4,008)
Sales	(2,691,189)	(331,931)	—	(3,023,120)	—	—
Transfers into Level 3	—	—	—	—	(44,510)	—
Transfers out of Level 3	—	(6,790,011)	—	(6,790,011)	—	—
Balance as of 12-31-11	$758,221	—	$1,953,588	$2,711,809	($19,395)	($4,524)
Change in unrealized at period end*	($71,963)	—	$166,760	$94,797	$25,115	($516)

High Yield Trust
	Foreign Government Obligations	Corporate Bonds	Convertible Bonds	Term Loans	Common Stocks	Preferred Securities	Warrants	Total
Balance as of 12-31-10	$89,960	$154,700	—	$9,897	—	$101,280	$256,114	$611,951
Realized gain (loss)	—	21,936	—	587,562	—	496,515	(677,339)	428,674
Change in unrealized appreciation (depreciation)	4,325	49,342	($207,252)	(9,918)	($1,438,668)	(43,955)	680,016	(966,110)
Purchases**	—	1,082,900	994,392	—	4,305,106	—	—	6,382,398
Sales	—	(221,000)	—	(587,541)	—	(515,860)	(2,677)	(1,327,078)
Transfers into Level 3	—	460	—	—	—	—	—	460
Transfers out of Level 3	—	—	—	—	—	—	(256,114)	(256,114)
Balance as of 12-31-11	$94,285	$1,088,338	$787,140	—	$2,866,438	$37,980	—	$4,874,181
Change in unrealized at period end*	$4,325	$4,978	($207,252)	($9,918)	($1,438,668)	($63,300)	—	($1,709,835)

Real Return Bond Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Total	Written Options
Balance as of 12-31-10	$665,344	$797,283	$1,143,142	$2,605,769	—
Realized gain (loss)	(84,950)	—	—	(84,950)	—
Change in unrealized appreciation (depreciation)	67,281	2,342	—	69,623	$23,361
Purchases	—	—	—	—	—
Sales	(647,675)	(500,000)	—	(1,147,675)	—
Transfers into Level 3	—	—	—	—	(38,724)
Transfers out of Level 3	—	(299,625)	(1,143,142)	(1,442,767)	—
Balance as of 12-31-11	—	—	—	—	($15,363)
Change in unrealized at period end*	—	—	—	—	$23,361

Strategic Income Opportunities Trust
	Corporate Bonds	Capital Preferred Securities	Collateralized Mortgage Obligations	Asset Backed Securities	Common Stocks	Preferred Securities	Total
Balance as of 12-31-10	$12,362,473	—	$2,736,293	$890,068	$194,822	$675,747	$16,859,403
Realized gain (loss)	(1,822,813)	—	—	37,706	—	(18,811)	(1,803,918)
Change in unrealized appreciation (depreciation)	1,158,016	($6,000)	200,756	(50,609)	(171,935)	(234,857)	895,371
Purchases	3,110,822	247,500	285	291,656	—	—	3,650,263
Sales	(3,103,395)	—	(29,001)	(898,896)	—	(55,689)	(4,086,981)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(7,190,320)	—	—	—	—	—	(7,190,320)
Balance as of 12-31-11	$4,514,783	$241,500	$2,908,333	$269,925	$22,887	$366,390	$8,323,818
Change in unrealized at period end*	($761,751)	($6,000)	$200,756	($21,731)	($171,935)	($234,857)	($995,518)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

**	Includes securities acquired in merger.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities, including exchange-traded funds, held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Trust’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities

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is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Trust may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

When-issued/delayed delivery securities  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time that a Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that a Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Term loans (Floating rate loans)  Certain Portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2011, High Yield Trust had $1,370,986 in unfunded loan commitments outstanding.

Security transactions and related investment income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Portfolio becomes aware of the dividends. Foreign taxes are provided for based on the Portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation indexed bonds  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds  The Portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Portfolios accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Portfolios may need to sell other investments to make distributions.

Real estate investment trusts  The Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending  Certain Portfolios may lend securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest their collateral in JHCIT, an affiliate of the Portfolios, and as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolios could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolios may receive compensation for lending securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of operations.

Foreign currency translation  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

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Foreign taxes  The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities  Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recover their initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Portfolios may not receive all or part of their principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. For the year ended December 31, 2011, the Portfolios had no borrowings under the line of credit.

Expenses  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains as of December 31, 2011. Availability of a certain amount of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2011:

	CAPITAL LOSS CARRYFORWARDS EXPIRING AT DECEMBER 31							No Expiration Date
Portfolio	2012	2013	2014	2015	2016	2017	2018	Short Term	Long Term
Bond Trust	—	—	—	—	$9,354,218	$6,840,017	—	—	—
Global Bond Trust	—	—	—	—	—	37,994,566	—	$2,570,137	—
High Yield Trust	—	—	$6,065,748	$10,696,343	88,168,936	255,192,811	—	8,144,543	$27,436,069
Income Trust	—	—	—	—	20,855,494	30,421,084	$7,902,499	—	—
Investment Quality Bond Trust	—	—	—	—	—	4,620,874	—	—	—
Real Return Bond Trust	—	—	—	—	—	36,590,246	3,252,860	—	—
Short Term Government Income Trust	$1,091,820	$3,171,452	841,336	1,762,463	6,266,872	49,933,390	—	1,150,536	2,193,881
Strategic Income Opportunities Trust	—	2,355,770	2,558,125	—	46,766,193	29,809,523	—	4,980,903	—
Total Return Trust	—	—	—	—	—	—	—	13,479,121	—
Ultra Short Term Bond Trust	—	—	—	—	—	—	59,426	743,585	96,181

As of December 31, 2011, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2011, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Active Bond Trust	$1,337,798,958	$63,544,562	($76,119,789)	($12,575,227)
Bond Trust	5,820,674,581	98,543,213	(90,073,732)	8,469,481
Bond PS Series	105,839,696	803,995	(1,044,389)	(240,394)
Core Bond Trust	1,982,985,264	33,450,610	(4,703,522)	28,747,088
Global Bond Trust	1,323,979,032	37,240,482	(60,612,559)	(23,372,077)
High Yield Trust	247,836,101	7,920,868	(32,932,414)	(25,011,546)

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Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income Trust	$437,440,900	$32,872,303	($60,908,921)	($28,036,618)
Investment Quality Bond Trust	430,492,533	22,193,108	(2,435,470)	19,757,638
New Income Trust	2,695,149,401	101,408,244	(14,588,426)	86,819,818
Real Return Bond Trust	188,233,821	2,960,615	(2,323,727)	636,888
Short Term Government Income Trust	543,464,329	9,181,046	(2,555,833)	6,625,213
Strategic Allocation Trust	33,814,888	921	(291,164)	(290,243)
Strategic Income Opportunities Trust	401,311,098	26,217,877	(26,609,173)	(391,296)
Total Return Trust	4,377,388,641	111,136,268	(79,846,202)	31,290,066
Ultra Short Term Bond Trust	134,389,047	60,682	(1,281,860)	(1,221,178)

Distribution of income and gains  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exception of Money Market Trust and Money Market Trust B. Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are distributed annually.

The tax character of each Portfolio’s distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$68,063,409	—	—	$68,063,409
Bond Trust	241,361,307	—	—	241,361,307
Bond PS Series	1,796,993	—	—	1,796,993
Core Bond Trust	108,147,811	$7,588,735	—	115,736,546
Global Bond Trust	60,699,507	—	—	60,699,507
High Yield Trust	20,411,276	—	—	20,411,276
Income Trust	25,355,886	—	—	25,355,886
Investment Quality Bond Trust	15,325,552	—	—	15,325,552
Money Market Trust	2,146,043	903,864	—	3,049,907
Money Market Trust B	518,353	—	—	518,353
New Income Trust	113,284,372	4,825,011	—	118,109,383
Real Return Bond Trust	4,837,957	—	—	4,837,957
Short Term Government Income Trust	13,766,272	1,018,010	—	14,784,282
Strategic Allocation Trust	—	31,635	—	31,635
Strategic Income Opportunities Trust	46,895,277	—	—	46,895,277
Total Return Trust	231,961,084	48,880,810	—	280,841,894
Ultra Short Term Bond Trust	1,689,584	—	—	1,689,584

The tax character of each Portfolio’s distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$98,128,338	—	—	$98,128,338
Bond Trust	95,887,814	$13,965	—	95,901,779
Core Bond Trust	61,941,351	—	—	61,941,351
Global Bond Trust	35,371,674	—	—	35,371,674
High Yield Trust	128,225,384	—	—	128,225,384
Income Trust	32,722,265	—	—	32,722,265
Investment Quality Bond Trust	18,936,590	—	—	18,936,590
Money Market Trust	43,600	—	—	43,600
Money Market Trust B	319,190	—	—	319,190
New Income Trust	77,128,851	—	—	77,128,851
Real Return Bond Trust	14,642,165	—	—	14,642,165
Short Term Government Income Fund	9,236,502	—	—	9,236,502
Strategic Income Opportunities Trust	37,808,637	—	—	37,808,637
Total Return Trust	138,009,863	8,275,715	—	146,285,578
Ultra Short Term Bond Trust	550,011	—	—	550,011

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2011, are treated as occurring on January 1, 2012, the first day of the Portfolios’ next taxable year. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$9,902,918	$8,326,888	—	—
Bond Trust	99,718,725	10,759,453	$16,194,235	—
Bond PS Series	—	—	—	$92,622
Core Bond Trust	53,567,706	7,603,948	—	—
Global Bond Trust	69,007,278	—	40,564,703	—

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Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
High Yield Trust	$4,138,024	—	$395,704,450	—
Income Trust	4,501,725	—	59,179,077	—
Investment Quality Bond Trust	1,893,474	—	4,620,874	—
Money Market Trust	246,765	—	—	—
Money Market Trust B	36,559	—	—	—
New Income Trust	30,908,713	$14,854,228	—	—
Real Return Bond Trust	1,825,446	—	39,843,106	—
Short Term Government Income Trust	2,017,788	—	66,411,750	—
Strategic Allocation Trust	—	445,997	—	$230,637
Strategic Income Opportunities Trust	9,814,922	—	86,470,514	—
Total Return Trust	39,377,457	—	13,479,121	—
Ultra Short Term Bond Trust	—	—	899,192	251,024

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, expiration of capital loss carryforwards, derivative transactions, amortization and accretion on debt securities, merger related transactions, straddle loss deferrals, tender offer reclasses wash sale loss deferrals and characterization of distributions.

New accounting pronouncements  In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolios’ financial statement disclosure.

In April 2011, Accounting Standards Update 2011-03 (ASU 2011-03), Reconsideration of Effective Control for Repurchase Agreements, was issued and is effective for the first interim and annual periods beginning after December 15, 2011. ASU 2011-03 amends Financial Accounting Standards Board (FASB) Topic 460, Transfers and Servicing. The main objective of the amendments is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Management is currently evaluating the application of ASU 2011-03 and its impact, if any, on the Portfolios’ financial statement disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the impact, if any, on the Portfolios’ financial statement disclosures.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

The Portfolios have entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts, and other investment types. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Portfolios is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Portfolios is noted in the accompanying portfolio of investments. The tables below summarize the collateral pledged to the Portfolios and posted by the Portfolios as of December 31, 2011:

Collateral Pledged to Portfolios

Portfolio	Swaps (USD)	Swaps (Foreign Currency)	TBAs	Forward Foreign Currency Contracts
Global Bond Trust	$11,275,000	—	$3,100,000	$1,040,000
Investment Quality Bond Trust	535,000	—	—	—
Real Return Bond Trust	280,000	—	—	350,000
Total Return Trust	21,295,000	$5,581,059	4,710,000	793,000

Collateral Pledged by Portfolios

Portfolio	Swaps (U.S. Treasury Securities)	Swaps (USD)	Swaps (Foreign Currency)
Global Bond Trust	$5,666,000	$5,735,350	$1,232,413
Investment Quality Bond Trust	1,969,000	—	—

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Portfolio	Swaps (U.S. Treasury Securities)	Swaps (USD)	Swaps (Foreign Currency)
Real Return Bond Trust	$288,640	$23,000	—
Total Return Trust	34,180,501	36,011,144	—

Futures  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolios. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2011, and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used futures contracts during the year ended December 31, 2011.

Active Bond Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $15.3 million to $28.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	U.S. Treasury 30-Year Bond Futures	35	Long	Mar 2012	$5,068,438	$39,823
	U.S. Treasury Ultra Long Bond Futures	29	Long	Mar 2012	4,645,438	30,277
	U.S. Treasury 5-Year Note Futures	95	Short	Mar 2012	(11,709,492)	(49,995)
						$20,105

Bond Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $89.9 million to $317.7 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bond Trust	U.S. Treasury 30-Year Bond Futures	197	Long	Mar 2012	$28,528,063	$224,146
	U.S. Treasury Ultra Long Bond Futures	240	Long	Mar 2012	38,445,000	250,571
	U.S. Treasury 5-Year Note Futures	550	Short	Mar 2012	(67,791,797)	(289,448)
	U.S. Treasury 10-Year Note Futures	1,395	Short	Mar 2012	(182,919,375)	(1,660,516)
						($1,475,247)

Bond PS Series

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values up to approximately $2.3 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bond PS Series	U.S. Treasury Ultra Long Bond Futures	1	Long	Mar 2012	$160,188	$1,044
	U.S. Treasury 10-Year Note Futures	16	Short	Mar 2012	(2,098,000)	(19,045)
						($18,001)

Global Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $99.1 million to $2.1 billion, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	10-Year Canada Government Bond Futures	76	Long	Mar 2012	$9,984,628	$108,026
	10-Year Japan Government Bond Futures	10	Long	Mar 2012	18,502,014	102,591
	German Euro BOBL Futures	484	Long	Mar 2012	78,371,056	1,230,662
	German Euro BUND Futures	103	Long	Feb 2012	1,333	(113)
	German Euro BUND Futures	726	Long	Mar 2012	130,645,572	4,092,398
	U.S. Treasury 30-Year Note Futures	35	Long	Mar 2012	5,068,438	(12,607)
	German Euro BUND Futures	85	Short	Jan 2012	(17,602)	229,830
	U.K. Long Gilt Bond Futures	49	Short	Mar 2012	(8,899,544)	(51,042)
						$5,699,745

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High Yield Trust

The Portfolio used futures contracts to manage against anticipated interest rate changes. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging up to approximately $34.2 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no futures contracts.

Investment Quality Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $61.3 million to $121.0 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	U.K. Long Gilt Bond Futures	25	Long	Mar 2012	$4,540,584	$83,851
	U.S. Treasury 2-Year Note Futures	94	Long	Mar 2012	20,731,406	7,116
	U.S. Treasury 5-Year Note Futures	268	Long	Mar 2012	33,033,094	143,887
	U.S. Treasury 30-Year Bond Futures	78	Long	Mar 2012	11,295,375	96,097
	10-Year Australian Treasury Bond Futures	41	Short	Mar 2012	(4,985,837)	(42,671)
	10-Year Canadian Government Bond Futures	56	Short	Mar 2012	(7,357,094)	(80,448)
	U.S. Treasury 10-Year Note Futures	55	Short	Mar 2012	(7,211,875)	(99,254)
	U.S. Treasury Ultra Long Bond Futures	11	Short	Mar 2012	(1,762,063)	(1,661)
						$106,917

New Income Trust

The Portfolio used futures contracts to manage duration and manage against anticipated interest rate changes. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values up to approximately $214.1 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust	U.S. Treasury 5-Year Note Futures	91	Short	Mar 2012	($11,216,461)	($29,473)
						($29,473)

Real Return Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $21.6 million to $38.0 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTs	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	Eurodollar Futures	25	Long	Mar 2013	$6,203,125	$20,357
	Eurodollar Futures	17	Long	Jun 2013	4,217,488	26,242
	Eurodollar Futures	19	Long	Sep 2013	4,712,475	15,842
	Eurodollar Futures	74	Long	Dec 2013	18,343,675	120,292
	U.S. Treasury 10-Year Note Futures	31	Long	Mar 2012	4,064,875	30,252
						$212,985

Strategic Allocation Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging up to approximately $59.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Allocation Trust	Dow Jones Euro STOXX 50 Index Futures	206	Long	Mar 2012	$6,153,488	$223,614
	E-Mini S&P 500 Index Futures	547	Long	Mar 2012	34,258,610	1,446,384
	FTSE 100 Index Futures	52	Long	Mar 2012	4,470,652	193,023
	Russell 2000 Mini Index Futures	45	Long	Mar 2012	3,324,600	176,423
	S&P MidCap E-Mini Index Futures	52	Long	Mar 2012	4,561,960	(18,437)
	Topix Index Futures	35	Long	Mar 2012	3,310,381	(67,689)
						$1,953,318

Strategic Income Opportunities Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging up to approximately $58.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust	U.S. Treasury 10-Year Note Futures	24	Short	Mar 2012	($3,147,000)	($29,321)
						($29,321)

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Total Return Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from approximately $2.4 billion to $6.0 billion, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	Eurodollar Futures	632	Long	Jun 2012	$156,886,100	$46,693
	Eurodollar Futures	90	Long	Dec 2012	22,330,125	42,672
	Eurodollar Futures	2,169	Long	Mar 2013	538,183,125	570,113
	Eurodollar Futures	680	Long	Mar 2013	168,725,000	(209,907)
	Eurodollar Futures	3,329	Long	Jun 2013	825,883,288	3,402,504
	Eurodollar Futures	1,021	Long	Sep 2013	253,233,525	1,194,102
	Eurodollar Futures	438	Long	Dec 2013	108,574,725	136,472
	Eurodollar Futures	716	Long	Mar 2014	177,335,300	971,643
	U.S. Treasury 5-Year Note Futures	2,536	Long	Mar 2012	312,581,814	1,086,059
	U.S. Treasury 10-Year Note Futures	1,271	Long	Mar 2012	166,659,875	1,186,720
	U.S. Treasury 30-Year Bond Futures	2	Long	Mar 2012	289,625	6,872
						$8,433,943

Forward foreign currency contracts  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2011, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used forward foreign currency contracts during the year ended December 31, 2011.

Active Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging up to $5.6 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no forward foreign currency contracts.

Global Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currency and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $891.9 million to $1.1 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	BUYS
	Australian Dollar	1,641,000	$1,621,794	Citibank N.A.	2/23/2012	$47,114
	Brazilian Real	688,297	357,241	Morgan Stanley & Company, Inc.	1/4/2012	11,769
	Brazilian Real	688,297	366,935	UBS AG	1/4/2012	2,075
	Brazilian Real	688,297	379,897	UBS AG	3/2/2012	(15,317)
	Canadian Dollar	1,107,000	1,087,087	Citibank N.A.	1/6/2012	(531)
	Canadian Dollar	314,000	308,192	JPMorgan Chase Bank	2/9/2012	(212)
	Chinese Yuan Renminbi	32,359,817	5,047,152	Barclays Capital	2/13/2012	90,307
	Chinese Yuan Renminbi	43,515,297	6,838,265	Barclays Capital	6/1/2012	63,027
	Chinese Yuan Renminbi	14,045,026	2,202,500	Citibank N.A.	6/1/2012	24,965
	Chinese Yuan Renminbi	44,013,600	6,946,000	JPMorgan Chase Bank	6/1/2012	34,320
	Chinese Yuan Renminbi	10,646,650	1,662,500	UBS AG	6/1/2012	26,001
	Chinese Yuan Renminbi	20,000,000	3,192,848	Deutsche Bank AG London	8/5/2013	(16,736)
	Chinese Yuan Renminbi	45,000,000	7,219,637	Goldman Sachs International	8/5/2013	(73,387)
	Chinese Yuan Renminbi	14,000,000	2,225,755	The Royal Bank of Scotland PLC	8/5/2013	(2,477)
	Chinese Yuan Renminbi	15,000,000	2,389,867	UBS AG	8/5/2013	(7,783)
	Chinese Yuan Renminbi	6,596,140	1,084,000	Barclays Capital	4/25/2014	(33,662)
	Chinese Yuan Renminbi	12,873,275	2,114,000	Citibank N.A.	4/25/2014	(64,120)
	Chinese Yuan Renminbi	4,500,510	739,000	Goldman Sachs International	4/25/2014	(22,360)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Chinese Yuan Renminbi	4,399,455	$723,000	HSBC Bank USA	4/25/2014	($22,451)
	Chinese Yuan Renminbi	7,369,915	1,210,000	JPMorgan Chase Bank	4/25/2014	(36,449)
	Chinese Yuan Renminbi	7,499,973	1,229,000	The Royal Bank of Scotland PLC	4/25/2014	(34,740)
	Chinese Yuan Renminbi	8,792,825	1,445,000	UBS AG	4/25/2014	(44,872)
	Chinese Yuan Renminbi	4,482,200	730,000	Bank of America N.A.	9/8/2015	(14,188)
	Chinese Yuan Renminbi	8,950,800	1,468,946	Barclays Capital	9/8/2015	(39,493)
	Chinese Yuan Renminbi	32,283,693	5,336,196	Citibank N.A.	9/8/2015	(180,454)
	Chinese Yuan Renminbi	6,380,000	1,055,680	JPMorgan Chase Bank	9/8/2015	(36,786)
	Chinese Yuan Renminbi	4,368,300	710,000	Morgan Stanley & Company, Inc.	9/8/2015	(12,378)
	Danish Krone	32,532,000	5,856,240	HSBC Bank USA	3/8/2012	(187,644)
	Euro	2,182,500	2,810,023	HSBC Bank USA	1/5/2012	14,693
	Euro	2,182,500	2,811,758	Morgan Stanley & Company, Inc.	1/5/2012	12,958
	Euro	4,194,000	5,444,596	Citibank N.A.	1/6/2012	(16,454)
	Euro	822,000	1,131,331	Credit Suisse London	1/17/2012	(67,386)
	Euro	25,357,000	33,658,175	Barclays Bank PLC	2/17/2012	(831,002)
	Euro	7,984,000	10,426,480	Citibank N.A.	2/17/2012	(90,394)
	Euro	1,379,000	1,825,934	Goldman Sachs International	2/17/2012	(40,681)
	Euro	35,351,000	47,727,034	JPMorgan Chase Bank	2/17/2012	(1,961,627)
	Euro	574,000	741,935	Morgan Stanley & Company, Inc.	2/17/2012	1,165
	Euro	11,221,000	15,247,600	Royal Bank of Canada	2/17/2012	(720,893)
	Euro	1,178,000	1,533,267	UBS AG	2/17/2012	(8,228)
	Euro	1,452,000	1,944,954	JPMorgan Chase Bank	3/14/2012	(64,699)
	Euro	4,707,000	6,280,480	UBS AG	3/14/2012	(185,190)
	Hong Kong Dollar	5,600,000	718,870	Citibank N.A.	2/16/2012	2,280
	Hong Kong Dollar	20,700,000	2,657,287	Credit Suisse London	2/16/2012	8,394
	Hong Kong Dollar	14,906,121	1,918,222	JPMorgan Chase Bank	2/16/2012	1,341
	Hong Kong Dollar	42,280,026	5,439,687	UBS AG	2/16/2012	5,001
	Indian Rupee	66,203,853	1,296,082	JPMorgan Chase Bank	7/12/2012	(88,041)
	Indonesian Rupiah	25,281,600,000	2,797,566	Citibank N.A.	1/31/2012	(16,437)
	Japanese Yen	5,410,732,000	69,545,343	Citibank N.A.	1/30/2012	779,559
	Japanese Yen	6,169,925,000	79,390,666	Credit Suisse London	1/30/2012	801,694
	Japanese Yen	10,468,446,000	134,709,097	UBS AG	1/30/2012	1,352,426
	Malaysian Ringgit	5,367,442	1,767,350	UBS AG	4/23/2012	(81,684)
	Mexican Peso	5,532,412	394,552	Barclays Bank PLC	3/15/2012	(295)
	Mexican Peso	4,012,201	285,353	HSBC Bank USA	3/15/2012	569
	Norwegian Krone	9,461,000	1,632,938	Barclays Bank PLC	3/8/2012	(54,582)
	Philippine Peso	80,000,000	1,844,020	Citibank N.A.	3/15/2012	(24,584)
	Philippine Peso	260,256,860	5,987,045	JPMorgan Chase Bank	3/15/2012	(68,036)
	Pound Sterling	1,000,000	1,554,078	Citibank N.A.	1/6/2012	(1,105)
	Pound Sterling	687,000	1,078,277	Barclays Bank PLC	3/12/2012	(12,077)
	Pound Sterling	1,815,000	2,816,644	Deutsche Bank AG London	3/12/2012	174
	Singapore Dollar	18,857	14,466	JPMorgan Chase Bank	2/10/2012	71
	South African Rand	273,692	34,655	HSBC Bank USA	1/26/2012	(871)
	South Korean Won	19,610,683,688	17,521,272	Citibank N.A.	2/27/2012	(510,107)
	Swedish Krona	26,261,000	3,870,378	Barclays Bank PLC	3/8/2012	(65,938)
	Swiss Franc	325,000	350,934	Barclays Bank PLC	3/8/2012	(4,437)
	Taiwan Dollar	20,000,000	698,568	Barclays Capital	1/11/2012	(37,928)
	Taiwan Dollar	74,714,605	2,602,299	JPMorgan Chase Bank	1/11/2012	(134,328)
			$538,055,948			($2,653,141)

	SELLS
	Australian Dollar	75,872,000	$74,559,415	Citibank N.A.	2/23/2012	($2,602,922)
	Australian Dollar	2,446,000	2,413,835	JPMorgan Chase Bank	2/23/2012	(73,763)
	Australian Dollar	2,802,000	2,802,238	Morgan Stanley & Company, Inc.	2/23/2012	(47,415)
	Brazilian Real	688,297	366,935	Morgan Stanley & Company, Inc.	1/4/2012	(2,075)
	Brazilian Real	688,297	384,309	UBS AG	1/4/2012	15,298
	Brazilian Real	1,041,151	578,000	JPMorgan Chase Bank	2/2/2012	23,500
	Canadian Dollar	4,489,000	4,386,459	Deutsche Bank AG London	2/9/2012	(16,472)
	Canadian Dollar	2,570,000	2,493,296	Morgan Stanley & Company, Inc.	2/9/2012	(27,429)
	Canadian Dollar	1,811,000	1,770,600	Royal Bank of Canada	2/9/2012	(5,677)

84

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Chilean Peso	10,248,800	$18,911	UBS AG	3/15/2012	($655)
	Chinese Yuan Renminbi	36,920,520	5,796,000	Deutsche Bank AG London	2/13/2012	(65,519)
	Chinese Yuan Renminbi	12,475,764	1,953,000	Barclays Capital	6/1/2012	(25,589)
	Chinese Yuan Renminbi	25,638,904	4,018,000	Citibank N.A.	6/1/2012	(48,192)
	Chinese Yuan Renminbi	22,977,830	3,599,000	Credit Suisse London	6/1/2012	(45,160)
	Chinese Yuan Renminbi	42,210,493	6,618,000	Deutsche Bank AG London	6/1/2012	(76,357)
	Chinese Yuan Renminbi	28,620,680	4,486,000	Goldman Sachs International	6/1/2012	(53,086)
	Chinese Yuan Renminbi	7,358,446	1,153,000	HSBC Bank USA	6/1/2012	(14,010)
	Chinese Yuan Renminbi	23,446,500	3,675,000	Morgan Stanley & Company, Inc.	6/1/2012	(43,488)
	Chinese Yuan Renminbi	64,457,045	10,103,000	UBS AG	6/1/2012	(119,540)
	Chinese Yuan Renminbi	16,666,000	2,600,000	JPMorgan Chase Bank	10/15/2012	(39,892)
	Chinese Yuan Renminbi	61,840,506	9,646,000	Deutsche Bank AG London	2/1/2013	(150,306)
	Euro	4,365,000	5,671,453	Citibank N.A.	1/5/2012	22,021
	Euro	51,555,000	69,887,911	Barclays Bank PLC	2/17/2012	3,144,806
	Euro	7,486,000	10,271,751	Citibank N.A.	2/17/2012	580,375
	Euro	8,633,000	11,520,345	Deutsche Bank AG London	2/17/2012	344,063
	Euro	14,067,000	18,882,575	JPMorgan Chase Bank	2/17/2012	671,436
	Euro	3,831,000	5,015,009	Morgan Stanley & Company, Inc.	2/17/2012	55,396
	Euro	3,800,000	5,111,689	Royal Bank of Canada	2/17/2012	192,209
	Euro	51,957,000	70,479,718	UBS AG	2/17/2012	3,216,184
	Euro	1,610,000	2,134,723	Barclays Bank PLC	3/14/2012	49,868
	Euro	4,479,000	5,939,468	Citibank N.A.	3/14/2012	139,425
	Euro	5,104,000	6,819,199	Citibank N.A.	5/23/2012	203,249
	Euro	18,198,000	24,668,117	JPMorgan Chase Bank	5/23/2012	1,079,351
	Indian Rupee	65,816,370	1,359,000	Deutsche Bank AG London	7/12/2012	158,030
	Indonesian Rupiah	25,405,260,000	2,838,577	UBS AG	1/31/2012	43,844
	Japanese Yen	100,000,000	1,302,083	Citibank N.A.	2/27/2012	1,642
	Japanese Yen	199,946,200	2,603,466	Morgan Stanley & Company, Inc.	2/27/2012	3,282
	Japanese Yen	1,000,000,000	13,021,173	Royal Bank of Canada	2/27/2012	16,755
	Malaysian Ringgit	5,420,315	1,765,000	Citibank N.A.	4/23/2012	62,729
	Mexican Peso	182,607,015	13,436,603	HSBC Bank USA	3/15/2012	423,454
	Mexican Peso	14,838,188	1,084,200	JPMorgan Chase Bank	3/15/2012	26,784
	Mexican Peso	32,105,201	2,407,000	UBS AG	3/15/2012	119,083
	New Zealand Dollar	33,103,000	24,816,823	Citibank N.A.	2/2/2012	(900,249)
	Philippine Peso	267,221,660	6,251,530	Barclays Capital	3/15/2012	174,121
	Philippine Peso	71,130,890	1,667,000	Citibank N.A.	3/15/2012	49,274
	Pound Sterling	18,784,000	29,357,238	Barclays Bank PLC	3/12/2012	205,115
	Pound Sterling	17,885,000	28,033,396	UBS AG	3/12/2012	276,491
	South Korean Won	9,823,838,550	8,729,000	Morgan Stanley & Company, Inc.	2/27/2012	207,373
	South Korean Won	9,815,828,050	8,680,604	UBS AG	2/27/2012	165,926
	Taiwan Dollar	51,768,920	1,841,000	Barclays Capital	1/11/2012	130,970
	Taiwan Dollar	42,982,620	1,471,000	Citibank N.A.	1/11/2012	51,199
			$530,487,649			$7,495,457

High Yield Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $6.6 million to $18.3 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Trust	BUYS
	Euro	277,409	$380,156	Barclays Bank PLC	2/16/2012	($21,026)
	Euro	1,065,619	1,473,512	Citibank N.A.	2/16/2012	(93,973)
			$1,853,668			($114,999)

85

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Trust, continued	SELLS
	Euro	448,590	$602,508	JPMorgan Chase Bank N.A.	1/17/2012	$21,881
	Euro	2,040,538	2,804,761	Citibank N.A.	2/16/2012	163,104
	Euro	988,476	1,365,213	UBS AG	2/16/2012	85,544
			$4,772,482			$270,529

Investment Quality Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $11.8 million to $78.6 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	BUYS
	Brazilian Real	10,064,000	$5,369,059	HSBC Bank USA	1/4/2012	$26,465
	Brazilian Real	10,064,000	5,387,198	Royal Bank of Canada	1/4/2012	8,325
	Mexican Peso	24,920,000	1,788,945	HSBC Bank USA	3/21/2012	(13,834)
			$12,545,202			$20,956

	SELLS
	Brazilian Real	10,064,000	$5,369,317	HSBC Bank USA	1/4/2012	($26,207)
	Brazilian Real	10,064,000	5,386,387	Royal Bank of Canada	1/4/2012	(9,136)
	Brazilian Real	5,194,000	2,772,647	Royal Bank of Canada	2/2/2012	6,410
			$13,528,351			($28,933)

New Income Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $250.6 million to $505.0 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust	BUYS
	Chinese Yuan Renminbi	97,335,000	$15,251,488	Deutsche Bank AG London	6/25/2012	$180,799
	Chinese Yuan Renminbi	79,300,000	12,464,634	Credit Suisse London	9/28/2012	97,888
	Euro	1,475,000	1,916,501	Citibank N.A.	2/7/2012	(7,140)
	Euro	2,410,000	3,132,087	Citibank N.A.	2/27/2012	(11,817)
	Euro	8,860,000	11,518,709	State Street Bank London	2/27/2012	(47,508)
	Malaysian Ringgit	65,850,000	20,654,612	Morgan Stanley Company, Inc.	3/21/2012	39,053
	Norwegian Krone	45,300,000	7,985,897	Credit Suisse Securities, Ltd.	2/7/2012	(419,631)
	Norwegian Krone	35,025,000	6,042,856	Morgan Stanley Company, Inc.	2/27/2012	(197,494)
	Pound Sterling	4,350,000	6,821,631	Deutsche Bank AG	3/5/2012	(70,083)
	Russian Ruble	214,625,000	6,754,524	Morgan Stanley Company, Inc.	1/17/2012	(95,168)
	South Korean Won	11,707,450,000	10,427,013	Morgan Stanley Company, Inc.	2/8/2012	(266,973)
			$102,969,952			($798,074)

	SELLS
	Brazilian Real	34,695,000	$18,362,972	Citibank N.A.	3/2/2012	($14,381)
	Chinese Yuan Renminbi	97,335,000	15,188,422	Standard Chartered Bank	6/25/2012	(243,866)
	Chinese Yuan Renminbi	79,300,000	12,361,652	Standard Chartered Bank	9/28/2012	(200,869)
	Euro	1,475,000	2,024,806	Barclays Capital	2/7/2012	115,445
	Euro	44,540,000	60,316,959	Morgan Stanley Company, Inc.	2/27/2012	2,650,223
	Malaysian Ringgit	32,655,000	10,164,981	Barclays Capital	3/21/2012	(97,003)
	Mexican Peso	210,545,000	15,583,805	Goldman Sachs International	2/13/2012	542,871
	Pound Sterling	4,350,000	6,718,401	Bank of America N.A.	3/5/2012	(33,147)
	Russian Ruble	214,625,000	6,880,352	Morgan Stanley Company, Inc.	1/17/2012	220,995
			$147,602,350			$2,940,268

86

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Real Return Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $25.5 million to $38.6 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	BUYS
	Brazilian Real	292,853	$151,997	Morgan Stanley & Company, Inc.	1/4/12	$5,007
	Brazilian Real	292,853	156,122	UBS AG	1/4/12	883
	Brazilian Real	292,853	161,636	UBS AG	3/2/12	(6,517)
	Canadian Dollar	757,000	741,481	Deutsche Bank AG London	2/9/12	1,005
	Chinese Yuan Renminbi	6,478,944	1,017,742	Citibank N.A.	6/1/12	9,784
	Euro	334,000	439,133	Barclays Bank PLC	2/17/12	(6,736)
	Euro	174,000	226,583	Citibank N.A.	2/17/12	(1,322)
	Euro	145,000	195,965	Deutsche Bank AG London	2/17/12	(8,248)
	Euro	137,000	185,317	JPMorgan Chase Bank	2/17/12	(7,956)
	Indian Rupee	56,690,010	1,219,665	JPMorgan Chase Bank	7/12/12	(185,226)
	Malaysian Ringgit	104,618	33,802	Citibank N.A.	4/23/12	(947)
	Malaysian Ringgit	1,433,203	472,536	JPMorgan Chase Bank	4/23/12	(22,434)
	Mexican Peso	5,089,810	375,169	HSBC Bank USA	3/15/12	(12,454)
	Pound Sterling	49,000	76,908	Barclays Bank PLC	3/12/12	(861)
	Singapore Dollar	470,993	361,329	JPMorgan Chase Bank	2/10/12	1,782
	South Korean Won	794,439,907	709,797	Citibank N.A.	2/27/12	(20,665)
			$6,525,182			($254,905)

	SELLS
	Australian Dollar	456,000	$451,636	Citibank N.A.	2/23/12	($12,119)
	Australian Dollar	4,278,000	4,203,737	JPMorgan Chase Bank	2/23/12	(147,018)
	Australian Dollar	309,000	304,305	UBS AG	2/23/12	(9,950)
	Brazilian Real	292,853	156,122	Morgan Stanley & Company, Inc.	1/4/12	(883)
	Brazilian Real	292,853	163,514	UBS AG	1/4/12	6,509
	Brazilian Real	178,553	95,000	HSBC Bank USA	3/2/12	424
	Brazilian Real	178,372	95,000	Morgan Stanley & Company, Inc.	3/2/12	519
	Canadian Dollar	126,000	124,064	Barclays Bank PLC	2/9/12	480
	Canadian Dollar	209,000	205,031	Royal Bank of Canada	2/9/12	38
	Euro	5,661,000	7,708,189	Barclays Bank PLC	2/17/12	379,458
	Euro	2,911,000	3,930,607	UBS AG	2/17/12	162,026
	Indian Rupee	24,921,000	480,000	Barclays Capital	7/12/12	25,260
	Indian Rupee	3,409,193	61,560	Deutsche Bank AG London	7/12/12	(649)
	Indian Rupee	2,509,650	45,000	Goldman Sachs International	7/12/12	(794)
	Indian Rupee	4,688,650	85,000	HSBC Bank USA	7/12/12	(555)
	Indian Rupee	21,161,423	408,076	JPMorgan Chase Bank	7/12/12	21,938
	Japanese Yen	15,504,000	201,943	Deutsche Bank AG London	1/13/12	488
	Japanese Yen	206,370,097	2,718,347	Barclays Bank PLC	2/6/12	35,791
	Japanese Yen	147,259,805	1,939,714	Citibank N.A.	2/6/12	25,519
	Japanese Yen	206,370,097	2,718,257	JPMorgan Chase Bank	2/6/12	35,701
	Malaysian Ringgit	354,277	110,750	Barclays Capital	4/23/12	(512)
	Malaysian Ringgit	438,256	137,000	Deutsche Bank AG London	4/23/12	(636)
	Malaysian Ringgit	137,643	43,000	HSBC Bank USA	4/23/12	(227)
	Malaysian Ringgit	607,630	190,000	JPMorgan Chase Bank	4/23/12	(829)
	Mexican Peso	3,817,017	274,000	UBS AG	3/15/12	1,987
	Pound Sterling	2,655,000	4,163,903	JPMorgan Chase Bank	3/12/12	43,434
	Singapore Dollar	210,331	162,000	Barclays Bank PLC	2/10/12	(154)
	Singapore Dollar	131,317	102,777	Citibank N.A.	2/10/12	1,538
	Singapore Dollar	65,088	50,000	Deutsche Bank AG London	2/10/12	(179)
	Singapore Dollar	64,185	50,000	UBS AG	2/10/12	517
	South Korean Won	520,710,000	455,000	Barclays Capital	2/27/12	3,313
	South Korean Won	63,954,000	55,000	Deutsche Bank AG London	2/27/12	(477)
	South Korean Won	95,571,000	82,000	Goldman Sachs International	2/27/12	(902)
	South Korean Won	113,850,000	100,000	Morgan Stanley & Company, Inc.	2/27/12	1,242
			$32,070,532			$570,298

87

DERIVATIVE INSTRUMENTS, CONTINUED

Strategic Allocation Trust

The Portfolio used forward foreign currency exchange contracts to gain exposure to foreign currency. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values up to approximately $11.9 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Allocation Trust	BUYS
	Euro	3,572,847	$4,851,032	Bank of Montreal	1/25/12	($226,373)
	Euro	216,398	285,925	Toronto Dominion Bank	1/25/12	(5,821)
	Japanese Yen	180,159,200	2,352,468	Bank of Montreal	1/25/12	(11,073)
	Pound Sterling	1,909,664	2,994,899	Bank of Montreal	1/25/12	(29,725)
	Pound Sterling	112,036	174,923	Toronto Dominion Bank	1/25/12	(963)
			$10,659,247			($273,955)

	SELLS
	Euro	515,310	$697,022	Bank of Montreal	1/25/12	$30,010
	Euro	242,277	327,746	Toronto Dominion Bank	1/25/12	14,145
	Pound Sterling	163,433	259,055	Bank of Montreal	1/25/12	5,290
			$1,283,823			$49,445

Strategic Income Opportunities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $89.9 million to $1.1 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust	BUYS
	Australian Dollar	21,350,000	$21,043,882	Bank of Montreal	1/25/2012	$740,797
	Australian Dollar	10,100,000	9,833,560	Canadian Imperial Bank of Commerce	1/25/2012	472,073
	Australian Dollar	4,725,000	4,618,931	Citibank N.A.	1/25/2012	202,269
	Australian Dollar	2,106,001	2,109,266	Royal Bank of Canada	1/25/2012	39,612
	Australian Dollar	2,495,440	2,542,106	Royal Bank of Canada	1/25/2012	4,141
	Australian Dollar	4,775,000	4,867,396	Royal Bank of Canada	1/25/2012	4,821
	Australian Dollar	2,084,053	2,102,600	State Street Bank & Trust Company	1/25/2012	23,884
	Australian Dollar	4,500,000	4,344,527	State Street Bank & Trust Company	1/25/2012	247,092
	Australian Dollar	32,950,000	33,420,833	State Street Bank & Trust Company	1/25/2012	200,018
	Australian Dollar	2,516,850	2,461,604	The Royal Bank of Scotland PLC	1/25/2012	106,488
	Australian Dollar	9,200,000	9,260,238	The Royal Bank of Scotland PLC	1/25/2012	127,071
	Australian Dollar	1,290,000	1,267,038	Toronto Dominion Bank	1/25/2012	49,226
	Canadian Dollar	59,961,810	58,982,501	Bank of Montreal	1/25/2012	(152,150)
	Canadian Dollar	27,015,600	26,250,000	Canadian Imperial Bank of Commerce	1/25/2012	255,825
	Canadian Dollar	10,504,875	10,326,231	Royal Bank of Canada	1/25/2012	(19,580)
	Canadian Dollar	4,819,110	4,804,217	Royal Bank of Canada	1/25/2012	(76,042)
	Canadian Dollar	111,244,190	109,375,000	Royal Bank of Canada	1/25/2012	(229,951)
	Canadian Dollar	6,205,260	6,000,000	State Street Bank & Trust Company	1/25/2012	88,169
	Canadian Dollar	1,595,415	1,550,000	The Royal Bank of Scotland PLC	1/25/2012	15,310
	Canadian Dollar	3,069,060	3,000,000	Toronto Dominion Bank	1/25/2012	11,148
	Euro	1,175,000	1,578,847	Bank of Montreal	1/25/2012	(57,938)
	Euro	3,000,000	4,038,299	Bank of Montreal	1/25/2012	(155,128)
	Euro	3,000,000	4,011,451	Bank of Montreal	1/25/2012	(128,280)
	Euro	1,500,000	1,955,475	Citibank N.A.	1/25/2012	(13,889)
	Euro	1,550,000	2,082,734	Royal Bank of Canada	1/25/2012	(76,429)
	Euro	7,500,000	10,308,372	Royal Bank of Canada	1/25/2012	(600,443)
	Euro	3,100,000	4,192,998	Royal Bank of Canada	1/25/2012	(180,388)
	Euro	1,550,000	2,082,734	State Street Bank & Trust Company	1/25/2012	(76,429)
	Euro	3,000,000	4,003,575	State Street Bank & Trust Company	1/25/2012	(120,404)
	Euro	3,000,000	4,011,451	State Street Bank & Trust Company	1/25/2012	(128,280)
	Euro	15,775,000	20,996,230	State Street Bank & Trust Company	1/25/2012	(577,222)

88

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust, continued	BUYS
	Euro	750,000	$1,000,725	The Royal Bank of Scotland PLC	1/25/2012	($29,932)
	Mexican Peso	48,484,500	3,576,555	Bank of Nova Scotia	1/25/2012	(107,739)
	Mexican Peso	232,670,900	17,082,553	Royal Bank of Canada	1/25/2012	(436,146)
	New Zealand Dollar	17,275,000	13,335,968	Bank of Montreal	1/25/2012	92,129
	New Zealand Dollar	3,200,000	2,545,088	Canadian Imperial Bank of Commerce	1/25/2012	(57,684)
	New Zealand Dollar	4,775,000	3,748,206	Royal Bank of Canada	1/25/2012	(36,532)
	New Zealand Dollar	5,669,505	4,366,935	State Street Bank & Trust Company	1/25/2012	40,049
	New Zealand Dollar	26,100,000	20,605,800	State Street Bank & Trust Company	1/25/2012	(317,908)
	New Zealand Dollar	3,173,562	2,444,436	The Royal Bank of Scotland PLC	1/25/2012	22,418
	New Zealand Dollar	16,925,000	13,089,768	The Royal Bank of Scotland PLC	1/25/2012	66,270
	Pound Sterling	2,562,330	4,081,404	Bank of Montreal	1/25/2012	(102,823)
	Pound Sterling	6,000,000	9,582,904	Bank of Montreal	1/25/2012	(266,584)
	Pound Sterling	3,000,000	4,828,500	Royal Bank of Canada	1/25/2012	(170,340)
	Pound Sterling	3,200,000	5,112,001	State Street Bank & Trust Company	1/25/2012	(143,297)
	Pound Sterling	2,553,600	4,066,993	State Street Bank & Trust Company	1/25/2012	(101,968)
	Pound Sterling	1,600,000	2,558,322	The Royal Bank of Scotland PLC	1/25/2012	(73,970)
	Pound Sterling	1,575,000	2,534,962	The Royal Bank of Scotland PLC	1/25/2012	(89,428)
	Singapore Dollar	12,167,980	9,500,000	Bank of Montreal	1/25/2012	(119,049)
	Singapore Dollar	5,447,975	4,250,000	Royal Bank of Canada	1/25/2012	(49,863)
	Singapore Dollar	4,794,187	3,750,000	The Royal Bank of Scotland PLC	1/25/2012	(53,903)
	Swedish Krona	62,691,000	9,470,870	Bank of Montreal	1/25/2012	(370,784)
	Swiss Franc	3,706,950	4,027,761	Bank of Montreal	1/25/2012	(79,707)
			$522,981,847			($2,391,400)

	SELLS
	Australian Dollar	1,548,086	$1,578,847	Bank of Montreal	1/25/2012	($758)
	Australian Dollar	35,650,000	35,565,670	Bank of Montreal	1/25/2012	(810,152)
	Australian Dollar	6,875,000	6,636,231	Canadian Imperial Bank of Commerce	1/25/2012	(378,742)
	Australian Dollar	1,575,000	1,615,635	Citibank N.A.	1/25/2012	8,568
	Australian Dollar	2,064,523	2,082,734	Royal Bank of Canada	1/25/2012	(23,821)
	Australian Dollar	2,067,111	2,082,734	State Street Bank & Trust Company	1/25/2012	(26,462)
	Australian Dollar	4,939,168	5,112,001	State Street Bank & Trust Company	1/25/2012	72,273
	Australian Dollar	4,500,000	4,366,935	State Street Bank & Trust Company	1/25/2012	(224,683)
	Australian Dollar	34,748,985	34,849,659	State Street Bank & Trust Company	1/25/2012	(606,803)
	Australian Dollar	2,466,160	2,558,322	The Royal Bank of Scotland PLC	1/25/2012	41,951
	Australian Dollar	4,550,000	4,630,990	The Royal Bank of Scotland PLC	1/25/2012	(11,646)
	Australian Dollar	225,000	222,082	Toronto Dominion Bank	1/25/2012	(7,499)
	Canadian Dollar	61,887,960	60,943,162	Bank of Montreal	1/25/2012	223,007
	Canadian Dollar	28,535,319	27,877,571	Canadian Imperial Bank of Commerce	1/25/2012	(119,296)
	Canadian Dollar	8,546,042	8,455,401	HSBC Bank USA	1/25/2012	70,619
	Canadian Dollar	10,491,735	10,308,371	Royal Bank of Canada	1/25/2012	14,612
	Canadian Dollar	4,796,640	4,828,500	Royal Bank of Canada	1/25/2012	122,371
	Canadian Dollar	49,952,336	49,051,659	Royal Bank of Canada	1/25/2012	41,907
	Canadian Dollar	29,700,133	29,175,000	State Street Bank & Trust Company	1/25/2012	35,299
	Canadian Dollar	36,131	35,273	Toronto Dominion Bank	1/25/2012	(176)
	Euro	3,000,000	4,027,761	Bank of Montreal	1/25/2012	144,590
	Euro	3,000,000	4,081,404	Bank of Montreal	1/25/2012	198,233
	Euro	1,175,000	1,582,537	Bank of Montreal	1/25/2012	61,628
	Euro	12,147,231	16,679,728	Bank of Nova Scotia	1/25/2012	956,468
	Euro	4,000,000	5,466,160	Citibank N.A.	1/25/2012	288,598
	Euro	1,550,000	2,109,266	Royal Bank of Canada	1/25/2012	102,961
	Euro	7,500,000	10,326,231	Royal Bank of Canada	1/25/2012	618,303
	Euro	9,125,000	12,463,021	Royal Bank of Canada	1/25/2012	651,708
	Euro	1,550,000	2,102,600	State Street Bank & Trust Company	1/25/2012	96,294
	Euro	3,000,000	4,066,993	State Street Bank & Trust Company	1/25/2012	183,822
	Euro	5,750,000	7,796,385	State Street Bank & Trust Company	1/25/2012	353,640
	Mexican Peso	83,710,110	6,150,000	Bank of Nova Scotia	1/25/2012	160,972
	Mexican Peso	61,074,000	4,500,000	Royal Bank of Canada	1/25/2012	130,469
	Mexican Peso	13,770,353	1,018,072	Toronto Dominion Bank	1/25/2012	32,874

89

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust, continued	SELLS
	New Zealand Dollar	47,668,040	$37,813,433	Bank of Montreal	1/25/2012	$760,403
	New Zealand Dollar	2,525,000	1,998,411	Citibank N.A.	1/25/2012	35,694
	New Zealand Dollar	3,175,000	2,511,695	Royal Bank of Canada	1/25/2012	43,723
	New Zealand Dollar	5,650,200	4,344,527	State Street Bank & Trust Company	1/25/2012	(47,452)
	New Zealand Dollar	14,200,000	11,046,890	State Street Bank & Trust Company	1/25/2012	9,033
	New Zealand Dollar	3,128,186	2,534,962	The Royal Bank of Scotland PLC	1/25/2012	103,380
	New Zealand Dollar	12,275,000	9,580,531	The Royal Bank of Scotland PLC	1/25/2012	39,003
	Pound Sterling	2,548,680	4,011,451	Bank of Montreal	1/25/2012	54,065
	Pound Sterling	6,000,000	9,470,870	Bank of Montreal	1/25/2012	154,550
	Pound Sterling	19,290	30,041	Bank of Montreal	1/25/2012	89
	Pound Sterling	1,600,000	2,542,105	Royal Bank of Canada	1/25/2012	57,753
	Pound Sterling	3,000,000	4,804,217	Royal Bank of Canada	1/25/2012	146,057
	Pound Sterling	2,547,960	4,011,451	State Street Bank & Trust Company	1/25/2012	55,183
	Pound Sterling	1,625,000	2,536,219	State Street Bank & Trust Company	1/25/2012	13,049
	Pound Sterling	1,575,000	2,461,604	The Royal Bank of Scotland PLC	1/25/2012	16,070
	Pound Sterling	1,575,000	2,444,436	The Royal Bank of Scotland PLC	1/25/2012	(1,098)
	Singapore Dollar	23,647,811	18,519,052	Bank of Montreal	1/25/2012	287,682
	Singapore Dollar	1,821,177	1,424,542	Citibank N.A.	1/25/2012	20,498
	Singapore Dollar	4,794,188	3,797,726	The Royal Bank of Scotland PLC	1/25/2012	101,629
	Swedish Krona	62,691,000	9,659,441	Bank of Montreal	1/25/2012	559,356
	Swiss Franc	3,686,550	4,038,299	Bank of Montreal	1/25/2012	111,972
	Swiss Franc	1,833,675	1,955,475	Citibank N.A.	1/25/2012	2,536
	Swiss Franc	3,690,300	4,003,575	State Street Bank & Trust Company	1/25/2012	73,254
			$519,887,888			$4,997,558

Total Return Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $648.1 million to $1.8 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	BUYS
	Brazilian Real	8,128,470	$4,333,335	HSBC Bank USA	1/4/2012	$24,510
	Brazilian Real	53,569,508	28,558,219	JPMorgan Chase Bank	1/4/2012	161,528
	Brazilian Real	91,304,306	51,069,578	Morgan Stanley & Company, Inc.	1/4/2012	(2,119,407)
	Brazilian Real	10,150,750	5,411,424	UBS AG	1/4/2012	30,607
	Brazilian Real	45,080,808	23,845,971	JPMorgan Chase Bank	3/2/2012	32,569
	Canadian Dollar	2,889,000	2,819,043	JPMorgan Chase Bank	2/9/2012	14,566
	Chinese Yuan Renminbi	37,011,000	5,788,758	Barclays Capital	2/13/2012	87,126
	Chinese Yuan Renminbi	6,426,300	1,000,000	HSBC Bank USA	2/13/2012	20,242
	Chinese Yuan Renminbi	36,474,500	5,700,000	Barclays Capital	6/1/2012	84,659
	Chinese Yuan Renminbi	13,402,690	2,100,000	Citibank N.A.	6/1/2012	25,594
	Chinese Yuan Renminbi	10,846,000	1,717,906	Deutsche Bank AG London	6/1/2012	2,211
	Chinese Yuan Renminbi	54,291,700	8,500,000	HSBC Bank USA	6/1/2012	110,371
	Chinese Yuan Renminbi	79,927,100	12,500,000	JPMorgan Chase Bank	6/1/2012	176,007
	Chinese Yuan Renminbi	7,013,650	1,100,000	Morgan Stanley & Company, Inc.	6/1/2012	12,327
	Chinese Yuan Renminbi	3,846,600	600,000	Royal Bank of Scotland PLC	6/1/2012	10,050
	Chinese Yuan Renminbi	85,222,925	13,400,884	Citibank N.A.	10/15/2012	98,413
	Chinese Yuan Renminbi	14,519,900	2,300,000	Citibank N.A.	2/1/2013	133
	Chinese Yuan Renminbi	7,572,000	1,200,000	Goldman Sachs International	2/1/2013	(501)
	Euro	337,000	449,906	JPMorgan Chase Bank	1/4/2012	(13,743)
	Euro	337,000	449,600	UBS AG	1/4/2012	(13,438)
	Euro	23,354,000	32,254,448	Barclays Bank PLC	1/17/2012	(2,026,500)
	Euro	267,000	368,172	Citibank N.A.	1/17/2012	(22,584)
	Euro	27,014,000	37,644,744	Deutsche Bank AG London	1/17/2012	(2,679,522)
	Euro	423,000	572,253	JPMorgan Chase Bank	1/17/2012	(24,748)

90

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Euro	608,000	$785,591	Morgan Stanley & Company, Inc.	1/17/2012	$1,366
	Euro	3,908,000	5,306,602	Royal Bank of Canada	1/17/2012	(248,333)
	Euro	1,723,000	2,383,272	UBS AG	1/17/2012	(153,129)
	Euro	674,000	884,483	Goldman Sachs International	2/2/2012	(12,028)
	Indian Rupee	559,358,000	12,034,380	JPMorgan Chase Bank	7/12/2012	(1,827,619)
	Indonesian Rupiah	17,755,590,000	1,958,049	Bank of America N.A.	1/31/2012	(4,827)
	Indonesian Rupiah	9,090,000,000	1,049,654	Deutsche Bank AG London	1/31/2012	(49,699)
	Indonesian Rupiah	9,305,000,000	1,064,645	HSBC Bank USA	1/31/2012	(41,039)
	Indonesian Rupiah	4,401,000,000	502,111	UBS AG	1/31/2012	(17,974)
	Indonesian Rupiah	93,416,320,000	10,339,382	HSBC Bank USA	7/2/2012	(202,238)
	Malaysian Ringgit	20,884,282	6,873,221	UBS AG	4/23/2012	(314,432)
	Mexican Peso	419,979,097	30,236,741	Barclays Bank PLC	3/15/2012	(307,712)
	Mexican Peso	23,907,399	1,700,324	HSBC Bank USA	3/15/2012	3,393
	Mexican Peso	173,000,000	12,493,230	UBS AG	3/15/2012	(164,707)
	Philippine Peso	121,600,000	2,802,903	Citibank N.A.	3/15/2012	(37,360)
	Philippine Peso	393,402,000	9,057,602	JPMorgan Chase Bank	3/15/2012	(110,479)
	Philippine Peso	91,263,500	2,095,843	Morgan Stanley & Company, Inc.	3/15/2012	(20,242)
	Pound Sterling	17,860,000	27,735,133	Citibank N.A.	1/4/2012	1,447
	Pound Sterling	4,291,000	6,708,419	JPMorgan Chase Bank	1/4/2012	(44,496)
	Pound Sterling	36,431,000	57,050,946	Royal Bank of Canada	1/4/2012	(473,603)
	South African Rand	7,600,450	1,042,085	JPMorgan Chase Bank	1/26/2012	(103,899)
	Taiwan Dollar	68,628,380	2,394,570	Barclays Capital	1/11/2012	(127,639)
			$440,183,427			($10,264,779)

	SELLS
	Australian Dollar	2,000,000	$2,013,970	HSBC Bank USA	1/4/2012	($31,631)
	Australian Dollar	4,604,000	4,639,806	Citibank N.A.	2/23/2012	(42,493)
	Brazilian Real	8,128,470	4,410,000	HSBC Bank USA	1/4/2012	52,155
	Brazilian Real	53,569,508	28,942,587	JPMorgan Chase Bank	1/4/2012	222,840
	Brazilian Real	91,304,306	48,714,920	Morgan Stanley & Company, Inc.	1/4/2012	(235,250)
	Brazilian Real	10,150,750	5,520,000	UBS AG	1/4/2012	77,968
	Canadian Dollar	78,204,000	76,371,057	Barclays Bank PLC	2/9/2012	(333,517)
	Canadian Dollar	7,823,000	7,568,275	Citibank N.A.	2/9/2012	(104,732)
	Canadian Dollar	3,839,000	3,690,022	Deutsche Bank AG London	2/9/2012	(75,371)
	Canadian Dollar	1,235,000	1,198,389	Goldman Sachs International	2/9/2012	(12,932)
	Canadian Dollar	14,098,000	13,745,746	JPMorgan Chase Bank	2/9/2012	(81,950)
	Canadian Dollar	2,687,000	2,613,799	Morgan Stanley & Company, Inc.	2/9/2012	(21,683)
	Canadian Dollar	25,727,000	25,200,310	Royal Bank of Canada	2/9/2012	(33,419)
	Canadian Dollar	1,384,000	1,339,040	UBS AG	2/9/2012	(18,424)
	Chinese Yuan Renminbi	6,405,500	1,000,000	Barclays Capital	6/1/2012	(15,878)
	Chinese Yuan Renminbi	14,602,300	2,300,000	HSBC Bank USA	6/1/2012	(15,846)
	Chinese Yuan Renminbi	12,776,900	2,000,000	JPMorgan Chase Bank	6/1/2012	(26,347)
	Chinese Yuan Renminbi	7,673,000	1,200,000	UBS AG	6/1/2012	(16,896)
	Euro	674,000	884,288	Goldman Sachs International	1/4/2012	11,963
	Euro	7,998,000	10,625,342	Barclays Bank PLC	1/17/2012	273,234
	Euro	16,029,000	21,114,202	Deutsche Bank AG London	1/17/2012	367,273
	Euro	3,411,000	4,462,117	Goldman Sachs International	1/17/2012	47,133
	Euro	175,311,000	238,254,245	JPMorgan Chase Bank	1/17/2012	11,342,717
	Euro	4,610,000	6,033,522	Morgan Stanley & Company, Inc.	1/17/2012	66,628
	Euro	7,967,000	10,584,509	Royal Bank of Canada	1/17/2012	272,525
	Euro	15,737,000	20,882,371	UBS AG	1/17/2012	513,389
	Indian Rupee	96,748,000	1,900,000	Deutsche Bank AG London	7/12/2012	134,612
	Indian Rupee	462,610,000	9,070,795	JPMorgan Chase Bank	7/12/2012	629,422
	Indonesian Rupiah	32,873,000,000	3,660,690	Barclays Capital	1/31/2012	44,462
	Indonesian Rupiah	36,996,100,000	4,096,114	Morgan Stanley & Company, Inc.	1/31/2012	26,319
	Indonesian Rupiah	22,816,000,000	2,525,291	UBS AG	1/31/2012	15,393
	Indonesian Rupiah	5,517,000,000	591,635	Barclays Capital	7/2/2012	(7,046)
	Indonesian Rupiah	507,810,000	54,574	Goldman Sachs International	7/2/2012	(532)
	Indonesian Rupiah	35,258,000,000	3,786,988	HSBC Bank USA	7/2/2012	(39,061)
	Japanese Yen	1,158,420,112	15,121,399	Citibank N.A.	1/30/2012	65,066

91

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	SELLS
	Japanese Yen	1,158,420,112	$15,129,101	Deutsche Bank AG London	1/30/2012	$72,768
	Japanese Yen	987,687,896	12,899,150	Goldman Sachs International	1/30/2012	61,875
	Japanese Yen	1,158,420,112	15,121,004	JPMorgan Chase Bank	1/30/2012	64,671
	Japanese Yen	237,051,768	3,096,388	UBS AG	1/30/2012	15,356
	Japanese Yen	772,812,288	9,900,488	Citibank N.A.	2/13/2012	(146,572)
	Japanese Yen	1,029,302,010	13,167,818	HSBC Bank USA	2/13/2012	(213,774)
	Japanese Yen	1,297,885,702	16,603,373	Westpac Banking Corp.	2/13/2012	(269,980)
	Japanese Yen	8,305,000,000	107,180,652	Goldman Sachs International	2/21/2012	(807,609)
	Japanese Yen	3,933,000,000	50,781,149	HSBC Bank USA	2/21/2012	(358,867)
	Japanese Yen	3,502,000,000	45,200,511	UBS AG	2/21/2012	(335,298)
	Japanese Yen	1,121,651,070	14,589,444	Barclays Bank PLC	2/27/2012	3,026
	Japanese Yen	756,160,194	9,835,399	Citibank N.A.	2/27/2012	1,976
	Japanese Yen	1,121,651,070	14,587,737	Deutsche Bank AG London	2/27/2012	1,318
	Japanese Yen	1,128,886,595	14,679,930	JPMorgan Chase Bank	2/27/2012	(582)
	Japanese Yen	1,121,651,070	14,587,357	UBS AG	2/27/2012	939
	Malaysian Ringgit	20,884,282	6,747,749	Citibank N.A.	4/23/2012	188,960
	Mexican Peso	523,114,291	38,334,625	Citibank N.A.	3/15/2012	1,055,858
	Mexican Peso	17,281,550	1,300,000	HSBC Bank USA	3/15/2012	68,463
	Mexican Peso	18,615,800	1,400,000	HSBC Bank USA	3/15/2012	73,380
	Mexican Peso	38,775,900	2,900,000	Morgan Stanley & Company, Inc.	3/15/2012	136,708
	Mexican Peso	48,069,900	3,600,000	UBS AG	3/15/2012	174,388
	Philippine Peso	445,361,500	10,413,943	Barclays Capital	3/15/2012	285,108
	Philippine Peso	12,000,000	270,129	Citibank N.A.	3/15/2012	(2,787)
	Philippine Peso	25,710,000	600,000	Goldman Sachs International	3/15/2012	15,279
	Philippine Peso	123,194,000	2,800,000	JPMorgan Chase Bank	3/15/2012	(1,795)
	Pound Sterling	56,282,000	88,257,211	Barclays Bank PLC	1/4/2012	851,265
	Pound Sterling	2,300,000	3,571,440	Deutsche Bank AG London	1/4/2012	(460)
	Pound Sterling	923,000	1,429,609	Citibank N.A.	2/2/2012	(3,454)
	Pound Sterling	36,431,000	57,036,556	Royal Bank of Canada	2/2/2012	473,299
	South African Rand	1,100,450	136,167	Barclays Bank PLC	1/26/2012	330
	South African Rand	6,500,000	808,617	JPMorgan Chase Bank	1/26/2012	6,269
	Taiwan Dollar	19,771,380	645,807	Barclays Capital	1/11/2012	(7,281)
	Taiwan Dollar	48,857,000	1,600,000	Morgan Stanley & Company, Inc.	1/11/2012	(13,843)
			$1,165,327,357			$14,439,025

Options  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When a Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

During the year ended December 31, 2011, the Portfolios used purchased options for the following reasons: Global Bond Trust, Real Return Bond Trust and Total Return Trust used purchased options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio and Strategic Income Opportunities Trust used purchased options to manage against anticipated currency exchange rates. During the year ended December 31, 2011, Global Bond Trust, Real Return Bond Trust, Strategic Income Opportunities Trust and Total Return Trust held purchased options with market values ranging up to approximately $157,300, from approximately $1,000 to $44,000, from approximately $15,200 to $1.5 million, and up to approximately $365,000, respectively.

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The following tables summarize the Portfolios’ written options activities during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used written option contracts during the year ended December 31, 2011.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond Trust
Outstanding, beginning of period	411,780,598	$2,952,206
Options written	243,129,251	3,178,997
Option closed	(135,101,350)	(1,302,929)
Options exercised	—	—
Options expired	(258,908,499)	(2,815,532)
Outstanding, end of period	260,900,000	$2,012,742

High Yield Trust
Outstanding, beginning of period	—	—
Options written	10,600,000	$121,900
Option closed	—	—
Options exercised	—	—
Options expired	(10,600,000)	(121,900)
Outstanding, end of period	—	—

Real Return Bond Trust
Outstanding, beginning of period	40,500,110	$369,600
Options written	58,300,060	274,055
Option closed	(54,000,170)	(369,492)
Options exercised	—	—
Options expired	(1,400,000)	(12,962)
Outstanding, end of period	43,400,000	$261,201

Strategic Income Opportunities Trust
Outstanding, beginning of period	—	—
Options written	124,500,000	$899,195
Option closed	—	—
Options exercised	—	—
Options expired	(124,500,000)	(899,195)
Outstanding, end of period	—	—

Total Return Trust
Outstanding, beginning of period	1,103,801,552	$10,622,174
Options written	1,975,802,451	10,312,242
Option closed	(521,002,638)	(2,267,311)
Options exercised	—	—
Options expired	(933,500,857)	(5,208,071)
Outstanding, end of period	1,625,100,508	$13,459,034

Options on Securities

Total Return Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio. At December 31, 2011, the Portfolio held no options on securities.

Options on Exchange-Traded Futures Contracts

Global Bond Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio. At December 31, 2011, the Portfolio held no options on exchange-traded futures contracts.

Real Return Bond Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio. At December 31, 2011, the Portfolio held no options on exchange-traded futures contracts.

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Total Return Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Total Return Trust	PUTS
	Eurodollar Futures	$99.00	Mar 2012	508	$404,651	($41,275)
				508	$404,651	($41,275)

Foreign Currency Options (OTC)

Global Bond Trust, Real Return Trust, Strategic Income Opportunities Trust and Total Return Trust used foreign currency options to manage against anticipated currency exchange rate changes. At December 31, 2011, the Portfolios held no foreign currency options.

Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	1-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 3,100,000	—	($6,318)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 15,200,000	—	(66,798)
							18,300,000	—	($73,116)

	PUTS
	1-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 3,100,000	—	($5,367)
	2-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 31,500,000	$277,482	(12,748)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 60,000,000	462,607	(24,282)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 15,200,000	—	(54,326)
	3-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 13,100,000	133,100	(447)
	3-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 6,100,000	54,667	(208)
	3-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 9,900,000	107,458	(337)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 8,500,000	88,235	(551)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 7,900,000	85,858	(269)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 9,300,000	88,135	(317)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 9,300,000	103,050	(317)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 8,100,000	79,380	(525)
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 18,900,000	171,990	(59,522)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 28,400,000	258,440	(89,440)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 9,000,000	54,000	(1)
							238,300,000	$1,964,402	($248,657)

Real Return Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	1-Year Interest Rate Swap	Goldman Sachs International	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 900,000	—	($1,834)
	1-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 900,000	—	(1,834)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.06%	Oct 2012	USD 1,900,000	—	(12,226)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 2,200,000	—	(9,668)
							5,900,000	—	($25,562)

	PUTS
	1-Year Interest Rate Swap	Goldman Sachs International	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 900,000	—	($1,558)
	1-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	0.80%	Oct 2012	USD 900,000	—	(1,558)
	1-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	1.00%	Nov 2012	USD 2,000,000	$11,411	(2,717)
	2-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 500,000	3,417	(203)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 200,000	1,280	(81)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 9,700,000	77,658	(3,926)

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PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust, continued	PUTS
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.06%	Oct 2012	USD 1,900,000	—	($4,591)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 2,200,000	—	(7,863)
	3-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,500,000	$14,898	(51)
	3-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 3,000,000	29,295	(102)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,000,000	11,177	(34)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,800,000	19,945	(62)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 5,400,000	39,420	(17,006)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 900,000	$5,940	—
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 1,700,000	11,560	—
							33,600,000	$226,001	($39,752)

Total Return Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	PUTS
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.00%	Apr 2012	USD 105,600,000	$211,200	($5,861)
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.75%	Nov 2012	USD 60,600,000	228,765	(33,475)
	1-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	May 2013	USD 56,900,000	281,655	(45,970)
	1-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.75%	Jul 2013	USD 263,400,000	1,237,090	(360,595)
	2-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 37,500,000	315,552	(15,176)
	2-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 4,500,000	30,656	(1,821)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 53,900,000	329,804	(21,813)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 163,700,000	1,288,369	(66,249)
	2-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 20,100,000	90,450	(71,839)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	0.92%	Nov 2012	USD 139,500,000	387,251	(498,586)
	2-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.20%	Jul 2013	USD 36,800,000	259,725	(210,283)
	3-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 47,600,000	498,938	(1,623)
	3-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 22,600,000	202,131	(771)
	3-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 48,600,000	528,726	(1,657)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 17,200,000	178,546	(1,115)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 32,600,000	354,771	(1,112)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 59,900,000	610,239	(2,043)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 89,700,000	774,214	(3,059)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 24,200,000	237,160	(1,568)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.00%	Aug 2012	USD 13,700,000	140,768	(70,365)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD 29,700,000	734,283	(4,752)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD 9,900,000	248,589	(1,584)
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.70%	Aug 2012	USD 15,100,000	181,200	(99,560)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.70%	Aug 2012	USD 78,700,000	1,357,575	(518,901)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.70%	Aug 2012	USD 69,600,000	959,894	(458,901)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.70%	Aug 2012	USD 63,000,000	874,179	(415,384)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 18,500,000	111,463	(2)
							1,583,100,000	$12,653,193	($2,914,065)

Credit Default Swaptions (OTC)

A credit default swaption is an option to enter into a credit default swap.

Global Bond Trust, Real Return Trust and Total Return Trust used credit default swaptions to generate potential income. High Yield Trust used credit default swaptions to manage against potential credit events. At December 31, 2011, the Portfolios held no credit default swaptions.

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate (based on the Consumer Price Index or other measure), or “floor”.

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Global Bond Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Sep 2020	USD 2,000,000	$25,800	($8,423)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Oct 2020	USD 2,300,000	22,540	(10,972)
						4,300,000	$48,340	($19,395)

Real Return Bond Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 1,100,000	$9,460	($4,206)
	Floor- OTC CPURNSA Index	Citibank NA	216.687	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Apr 2020	USD 2,600,000	23,160	(10,315)
	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Sep 2020	USD 200,000	2,580	(842)
						3,900,000	$35,200	($15,363)

Total Return Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 2,600,000	$19,500	($11,714)
	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 7,500,000	63,460	(28,677)
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Apr 2020	USD 17,900,000	159,640	(71,015)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Sep 2020	USD 6,900,000	89,010	(29,058)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Oct 2020	USD 7,100,000	69,580	(33,871)
						42,000,000	$401,190	($174,335)

Forward Volatility Options (OTC)

A forward volatility option is a forward agreement to write/sell a swaption straddle (a call and a put swaption with the same strike and maturity) on a specified date.

Global Bond Trust, Real Return Trust and Total Return Trust used forward volatility options to hedge against future expectations of volatility. At December 31, 2011, the Portfolios held no forward volatility options.

Swaps  The Portfolios may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are agreements between a Portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (exchange traded swaps). Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations, and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a Portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps  Interest rate swaps represent an agreement between a Portfolio and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. A Portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

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The following tables summarize the contracts held at December 31, 2011, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used interest rate swap contracts during the year ended December 31, 2011.

Global Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $153.5 million to $470.4 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	51,755,895	BRL	$29,494,662	CDI	Fixed 11.330%	Jan 2012	—	($19,193)	($19,193)
	Barclays Bank PLC	9,500,000	EUR	12,670,147	Fixed 2.000%	6 Month EURIBOR	Sep 2016	$9,741	(203,840)	(183,470)
	Barclays Bank PLC	2,500,000	EUR	3,311,877	FRCPXTOB	Fixed 1.948%	Mar 2012	—	61,418	61,418
	Barclays Bank PLC	7,600,000,000	JPY	92,126,795	3 Month TIBOR	Fixed 0.350%	Mar 2012	(1,621)	(2,903)	(4,524)
	Barclays Bank PLC	23,000,000	MXN	1,961,796	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	8,987	57,162	66,149
	Barclays Bank PLC	58,600,000	MXN	4,274,100	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	(49,866)	16,422	(33,444)
	Barclays Bank PLC	16,500,000	MXN	1,419,593	MXN-TIIE-Banxico	Fixed 6.960%	Jul 2020	(31,482)	59,409	27,927
	Credit Suisse International	20,881,566	BRL	12,004,595	CDI	Fixed 11.760%	Jan 2012	218,828	(2,288)	216,540
	Credit Suisse International	1,760,000,000	JPY	21,932,831	6 Month LIBOR	Fixed 1.500%	Dec 2021	454,389	666,028	1,120,417
	Goldman Sachs	7,500,000	MXN	552,384	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	(7,205)	2,925	(4,280)
	HSBC Bank USA	26,456,426	BRL	19,776,536	CDI	Fixed 10.530%	Jan 2014	154,839	(137,411)	17,428
	HSBC Bank USA	44,400,000	MXN	3,819,996	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	12,526	100,828	113,354
	HSBC Bank USA	20,500,000	MXN	1,763,858	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	10,264	48,695	58,959
	HSBC Bank USA	58,400,000	MXN	4,758,490	MXN-TIIE-Banxico	Fixed 5.800%	Jun 2016	2,207	6,569	8,776
	HSBC Bank USA	23,200,000	MXN	1,922,073	MXN-TIIE-Banxico	Fixed 6.960%	Jul 2020	(95,025)	134,292	39,267
	HSBC Bank USA	67,300,000	MXN	5,767,846	MXN-TIIE-Banxico	Fixed 7.500%	Jun 2021	23,718	246,683	270,401
	Morgan Stanley Capital Services, Inc.	69,900,000	MXN	5,788,241	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	(64,030)	242,486	178,456
	Morgan Stanley Capital Services, Inc.	241,100,000	MXN	20,589,693	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	163,989	529,421	693,410
	Morgan Stanley Capital Services, Inc.	25,000,000	MXN	2,151,046	MXN-TIIE-Banxico	Fixed 7.500%	Jun 2021	14,898	85,548	100,446
	Morgan Stanley Capital Services, Inc.	16,700,000	MXN	1,360,733	MXN-TIIE-Banxico	Fixed 6.650%	Jun 2021	6,324	(12,676)	(6,352)
	Morgan Stanley Capital Services, Inc.	220,000,000	JPY	2,670,713	6 Month LIBOR	Fixed 1.500%	Jun 2021	23,875	124,977	148,852
	The Royal Bank of Scotland PLC	6,694,336	BRL	3,893,538	CDI	Fixed 11.245%	Jan 2012	—	(6,700)	(6,700)
	The Royal Bank of Scotland PLC	2,100,000	EUR	2,800,351	FRCPXTOB	Fixed 1.955%	Mar 2012	—	52,593	52,593
	The Royal Bank of Scotland PLC	1,500,000	EUR	2,000,400	FRCPXTOB	Fixed 1.950%	Mar 2012	—	37,041	37,041
	The Royal Bank of Scotland PLC	1,140,000,000	JPY	14,206,493	6 Month LIBOR	Fixed 1.500%	Dec 2021	294,374	431,351	725,725
	UBS AG	11,179,688	BRL	8,352,018	CDI	Fixed 10.380%	Jan 2014	46,409	(46,415)	(6)

Exchange Traded Swaps
		33,400,000	GBP	51,673,110	6 Month LIBOR	Fixed 2.500%	Sep 2013	(1,013,468)	(225,194)	(1,249,291)
		20,800,000	USD	20,800,000	3 Month LIBOR	Fixed 3.500%	Jun 2021	(2,248,349)	(567,851)	(2,816,200)
		25,200,000	USD	25,200,000	3 Month LIBOR	Fixed 3.250%	Dec 2021	(2,171,523)	(656,540)	(2,828,063)
				$379,043,915				($4,237,201)	$1,022,837	($3,214,364)

Investment Quality Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes. During the year ended December 31, 2011, the Portfolio held interest rate swaps with total USD notional amounts as represented below, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Trust
	JPMorgan Chase Bank, N.A.	5,100,000	USD	$5,100,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—	($1,362,578)	($1,362,578)
	JPMorgan Chase Bank, N.A.	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—	(355,214)	(355,214)
				$7,200,000				—	($1,717,792)	($1,717,792)

Real Return Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $13.1 million to $18.0 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	379,240	BRL	$500,000	CDI	Fixed 9.970%	Jan 2014	—	($1,666)	($1,666)
	Barclays Bank PLC	500,000	EUR	691,875	FRCPXTOB	Fixed 1.850%	Oct 2016	($4,422)	(8,169)	(12,591)
	BNP Paribas	424,401	BRL	286,336	CDI	Fixed 11.880%	Jan 2013	(2,358)	10,536	8,178

97

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust, continued
	BNP Paribas	500,000	EUR	$691,875	FRCPXTOB	Fixed 1.850%	Oct 2016	($4,422)	($8,169)	($12,591)
	Citibank N.A.	200,000	USD	200,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	(45,790)	(13,619)	(59,409)
	HSBC Bank USA	1,195,771	BRL	898,551	CDI	Fixed 10.530%	Jan 2014	6,927	(6,139)	788
	Morgan Stanley Capital Services, Inc.	9,777,502	BRL	7,354,989	CDI	Fixed 10.580%	Jan 2014	57,611	(44,575)	13,036
	UBS AG	423,350	BRL	276,548	CDI	Fixed 12.070%	Jan 2013	(1,760)	11,340	9,580
	UBS AG	1,039,719	BRL	800,000	CDI	Fixed 10.770%	Jan 2014	4,592	(661)	3,931
	UBS AG	1,853,719	BRL	1,414,427	CDI	Fixed 10.830%	Jan 2014	8,462	(8,463)	(1)
				$13,114,601				$18,840	($69,585)	($50,745)

Total Return Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $459.4 million to $957.2 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	10,890,216	BRL	$5,572,597	CDI	Fixed 11.980%	Jan 2012	—	$232,484	$232,484
	Bank of America N.A.	20,196,194	BRL	12,915,456	CDI	Fixed 11.900%	Jan 2013	$15,524	368,925	384,449
	Barclays Bank PLC	499,592	BRL	284,414	CDI	Fixed 10.835%	Jan 2012	841	2,807	3,648
	Barclays Bank PLC	39,345,965	BRL	25,291,723	CDI	Fixed 12.285%	Jan 2013	107,973	919,935	1,027,908
	Barclays Bank PLC	25,623,759	BRL	16,696,466	CDI	Fixed 11.910%	Jan 2013	30,758	457,294	488,052
	Barclays Bank PLC	5,897,295	BRL	4,474,273	CDI	Fixed 12.455%	Jan 2013	3,428	83,963	87,391
	Barclays Bank PLC	2,372,760	BRL	1,788,709	CDI	Fixed 10.830%	Jan 2014	2,108	8,725	10,833
	Barclays Bank PLC	341,700,000	MXN	25,180,510	Fixed 5.600%	MXN-TIIE-Banxico	Sep 2016	157,254	(352,269)	(195,015)
	Barclays Bank PLC	1,000,000	AUD	991,300	Fixed 4.250%	AUD-BBR-BBSW	Jun 2017	(981)	(2,366)	(3,347)
	Barclays Bank PLC	2,800,000	EUR	3,978,940	Fixed 2.500%	6 Month EURIBOR	Sep 2018	(45,318)	163,482	118,164
	Barclays Bank PLC	9,700,000	EUR	13,756,055	Fixed 3.000%	6 Month EURIBOR	Sep 2021	87,954	673,888	761,842
	Barclays Bank PLC	400,000	EUR	527,580	Fixed 3.500%	6 Month EURIBOR	Sep 2021	(44,143)	(10,863)	(55,006)
	Barclays Bank PLC	12,800,000	EUR	17,085,653	Fixed 2.500%	6 Month EURIBOR	Mar 2022	(138,974)	274,090	135,116
	Barclays Bank PLC	2,100,000	GBP	3,465,106	Fixed 3.000%	6 Month LIBOR	Mar 2022	37,423	160,180	197,603
	BNP Paribas	7,808,970	BRL	5,104,693	CDI	Fixed 11.880%	Jan 2013	642	149,842	150,484
	BNP Paribas	2,366,529	BRL	1,806,586	CDI	Fixed 12.110%	Jan 2014	—	74,776	74,776
	BNP Paribas	22,044,383	BRL	17,426,874	CDI	Fixed 12.560%	Jan 2014	—	810,447	810,447
	BNP Paribas	20,500,000	USD	20,500,000	Fixed 1.000%	USD-Federal Funds	Sep 2014	(7,175)	304,948	297,773
	Citibank N.A.	2,200,000	AUD	2,302,631	Fixed 5.000%	AUD-BBR-BBSW	Jun 2017	16,706	49,943	66,649
	Credit Suisse International	36,214,483	BRL	23,284,121	CDI	Fixed 12.480%	Jan 2013	73,254	787,230	860,484
	Deutsche Bank AG	1,100,000	AUD	1,151,315	Fixed 5.000%	AUD-BBR-BBSW	Jun 2017	8,733	24,591	33,324
	Deutsche Bank AG	1,500,000	AUD	1,486,951	Fixed 4.250%	AUD-BBR-BBSW	Jun 2017	(820)	(4,201)	(5,021)
	Deutsche Bank AG	2,800,000	USD	2,800,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	(11,012)	(822,793)	(833,805)
	Goldman Sachs	22,150,817	BRL	14,186,900	CDI	Fixed 11.890%	Jan 2013	5,575	433,153	438,728
	Goldman Sachs	8,058,351	BRL	5,040,921	CDI	Fixed 11.930%	Jan 2013	(13,633)	175,269	161,636
	Goldman Sachs	14,497,121	BRL	11,554,826	CDI	Fixed 12.650%	Jan 2014	141,431	502,067	643,498
	Goldman Sachs	10,300,000	USD	10,300,000	Fixed 0.500%	USD-Federal Funds	Sep 2014	(43,981)	89,625	45,644
	Goldman Sachs	2,600,000	USD	2,600,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	50,576	(956,301)	(905,725)
	HSBC Bank USA	699,235	BRL	445,434	CDI	Fixed 14.765%	Jan 2012	4,667	37,830	42,497
	HSBC Bank USA	1,498,800	BRL	639,986	CDI	Fixed 10.610%	Jan 2012	—	6,194	6,194
	HSBC Bank USA	599,497	BRL	344,432	CDI	Fixed 11.140%	Jan 2012	2,596	4,092	6,688
	HSBC Bank USA	23,678,460	BRL	15,228,015	CDI	Fixed 11.890%	Jan 2013	22,579	446,406	468,985
	HSBC Bank USA	40,013,626	BRL	26,132,485	CDI	Fixed 12.300%	Jan 2013	113,825	946,146	1,059,971
	HSBC Bank USA	5,432,327	BRL	3,412,454	CDI	Fixed 11.880%	Jan 2013	(4,481)	102,440	97,959
	HSBC Bank USA	3,752,835	BRL	2,732,410	CDI	Fixed 11.510%	Jan 2013	(8,505)	38,832	30,327
	HSBC Bank USA	35,633,753	BRL	24,080,194	CDI	Fixed 10.450%	Jan 2013	(30,868)	56,506	25,638
	HSBC Bank USA	1,134,703	BRL	880,088	CDI	Fixed 12.540%	Jan 2014	10,381	37,236	47,617
	HSBC Bank USA	4,368,191	BRL	3,778,877	CDI	Fixed 11.530%	Jan 2014	(3,136)	63,609	60,473
	HSBC Bank USA	7,174,624	BRL	5,430,646	CDI	Fixed 10.530%	Jan 2014	(22,689)	27,415	4,726
	HSBC Bank USA	4,577,973	BRL	3,464,468	CDI	Fixed 10.990%	Jan 2014	7,506	21,524	29,030
	HSBC Bank USA	248,800,000	MXN	19,069,343	Fixed 5.600%	MXN-TIIE-Banxico	Sep 2016	90,190	(232,185)	(141,995)
	HSBC Bank USA	19,900,000	GBP	32,499,884	Fixed 3.000%	6 Month LIBOR	Mar 2022	209,551	1,662,971	1,872,522
	HSBC Bank USA	23,100,000	USD	23,100,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	287,640	(8,334,662)	(8,047,022)
	HSBC Bank USA	1,800,000	GBP	2,782,260	6 Month LIBOR	Fixed 3.350%	Jun 2042	33,971	138,571	172,542
	JPMorgan Chase Bank, N.A.	28,327,547	BRL	18,758,891	CDI	Fixed 12.170%	Jan 2013	100,721	587,596	688,317
	JPMorgan Chase Bank, N.A.	5,151,299	BRL	3,878,924	CDI	Fixed 12.200%	Jan 2014	(1,421)	176,168	174,747
	Morgan Stanley Capital Services, Inc.	42,302,097	BRL	28,246,811	CDI	Fixed 12.590%	Jan 2013	6,340	1,063,469	1,069,809
	Morgan Stanley Capital Services, Inc.	4,831,858	BRL	3,020,668	CDI	Fixed 11.980%	Jan 2013	8,880	92,176	101,056
	Morgan Stanley Capital Services, Inc.	12,461,284	BRL	9,464,146	CDI	Fixed 12.500%	Jan 2013	11,263	178,436	189,699
	Morgan Stanley Capital Services, Inc.	10,896,981	BRL	7,349,952	CDI	Fixed 10.455%	Jan 2013	(6,150)	15,294	9,144
	Morgan Stanley Capital Services, Inc.	51,800,000	USD	51,800,000	Fixed 0.500%	USD-Federal Funds	Sep 2013	(67,340)	240,502	173,162

98

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	Morgan Stanley Capital Services, Inc.	11,639,724	BRL	$9,249,859	CDI	Fixed 12.510%	Jan 2014	$75,450	$405,579	$481,029
	Morgan Stanley Capital Services, Inc.	8,368,431	BRL	7,605,543	CDI	Fixed 12.540%	Jan 2014	(8,008)	227,523	219,515
	Morgan Stanley Capital Services, Inc.	4,424,818	BRL	3,841,554	CDI	Fixed 11.670%	Jan 2014	2,880	62,261	65,141
	Morgan Stanley Capital Services, Inc.	10,822,425	BRL	8,421,164	CDI	Fixed 10.580%	Jan 2014	(29,733)	44,163	14,430
	Morgan Stanley Capital Services, Inc.	13,600,000	MXN	1,105,893	Fixed 5.600%	MXN-TIIE-Banxico	Sep 2016	2,533	(10,295)	(7,762)
	Morgan Stanley Capital Services, Inc.	11,100,000	MXN	906,274	Fixed 6.350%	MXN-TIIE-Banxico	Jun 2021	2,537	(23,989)	(21,452)
	Royal Bank of Scotland PLC	2,100,000	AUD	2,197,966	Fixed 5.000%	AUD-BBR-BBSW	Jun 2017	16,869	46,750	63,619
	Royal Bank of Scotland PLC	2,500,000	USD	2,500,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	4,929	(749,397)	(744,468)
	UBS AG	2,398,086	BRL	1,221,374	CDI	Fixed 10.575%	Jan 2012	(43,550)	23,587	(19,963)
	UBS AG	2,540,101	BRL	1,645,639	CDI	Fixed 12.070%	Jan 2013	7,474	50,007	57,481
	UBS AG	3,990,928	BRL	2,955,138	CDI	Fixed 11.850%	Jan 2013	—	40,270	40,270
	UBS AG	2,357,954	BRL	1,809,211	CDI	Fixed 12.250%	Jan 2014	9,150	74,207	83,357
	UBS AG	4,848,671	BRL	4,161,878	CDI	Fixed 11.760%	Jan 2014	—	77,219	77,219
	UBS AG	12,253,831	BRL	9,280,622	CDI	Fixed 10.770%	Jan 2014	(19,322)	65,655	46,333

Exchange Traded Swaps
		15,700,000	USD	15,700,000	3 Month LIBOR	Fixed 4.000%	Dec 2041	(3,576,150)	(1,084,387)	(4,660,537)
		87,400,000	USD	87,400,000	3 Month LIBOR	Fixed 4.250%	Jun 2041	(23,186,982)	(7,267,694)	(30,454,676)
		57,400,000	EUR	76,919,064	Fixed 2.750%	6 Month EURIBOR	Mar 2022	762,225	1,516,375	2,278,600
		68,000,000	EUR	91,427,451	Fixed 2.500%	6 Month EURIBOR	Mar 2022	(1,623,522)	2,341,324	717,802
		29,300,000	EUR	39,739,745	Fixed 3.000%	6 Month EURIBOR	Mar 2022	1,365,458	651,486	2,016,944
		5,200,000	EUR	7,086,042	Fixed 3.500%	6 Month EURIBOR	Sep 2021	660,390	54,691	715,081
		4,300,000	EUR	5,734,909	Fixed 3.650%	6 Month EURIBOR	Sep 2021	528,712	138,684	667,396
				$919,004,294				($23,848,997)	($1,340,544)	($25,189,541)

The following are abbreviations for the tables above:

BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FRCPXTOB	French CPI Ex Tobacco Daily Reference Index
LIBOR	London Interbank Offered Rate
TIBOR	Tokyo Interbank Offered Rate
TIIE	Tasa de Intere’s Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Credit default swaps  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Portfolios may enter into CDS in which they may act as either Buyer or Seller. By acting as the Seller, a Portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

The following tables summarize the contracts held at December 31, 2011, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used credit default swap contracts as buyers of protection during the year ended December 31, 2011.

Active Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging up to $10.0 million, as measured at each quarter end. At December 31, 2011, the Portfolio held no credit default swap contracts.

Global Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $41.2 million to $54.9 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	International Lease Finance Corp.	1,100,000	USD	$1,100,000	(0.130)%	Mar 2012	—	$10,001	$10,001
	Bank of America N.A.	CNA Financial Corp.	4,000,000	USD	4,000,000	(0.940)%	Dec 2014	—	81,335	81,335
	Bank of America N.A.	Computer Sciences Corp.	2,350,000	USD	2,350,000	(0.970)%	Mar 2018	—	490,828	490,828
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	65,204	65,204
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	62,288	62,288
	Barclays Bank PLC	Sealed Air Corp.	3,000,000	USD	3,000,000	(1.035)%	Sep 2013	—	(10,456)	(10,456)
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.743)%	Jun 2013	—	(16,597)	(16,597)
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.780)%	Jun 2013	—	(17,341)	(17,341)
	BNP Paribas	Vivendi	1,100,000	USD	1,100,000	(1.820)%	Jun 2013	—	(15,336)	(15,336)
	Citibank N.A.	Autozone, Inc.	800,000	USD	800,000	(0.680)%	Dec 2012	—	(4,317)	(4,317)

99

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PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust, continued
	Citibank N.A.	Pearson PLC	3,000,000	USD	$3,000,000	(0.570)%	Jun 2013	—	($18,430)	($18,430)
	Citibank N.A.	Sealed Air Corp.	1,200,000	USD	1,200,000	(0.590)%	Sep 2013	—	5,200	5,200
	Deutsche Bank AG	Tate & Lyle Public Limited Company	400,000	USD	400,000	(0.510)%	Dec 2014	—	992	992
	Deutsche Bank AG	Marsh & McLennan Companies, Inc.	1,100,000	USD	1,100,000	(0.800)%	Sep 2015	—	(13,823)	(13,823)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	20,539	20,539
	Goldman Sachs	International Lease Finance Corp.	2,800,000	USD	2,800,000	(5.000)%	Jun 2013	($76,403)	147,736	71,333
	JPMorgan Chase Bank, N.A.	Loews Corp.	400,000	USD	400,000	(0.330)%	Mar 2016	—	5,516	5,516
	Morgan Stanley Capital Services, Inc.	Masco Corp.	300,000	USD	300,000	(0.580)%	Sep 2012	—	3,298	3,298
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	3,000,000	USD	3,000,000	(0.885)%	Jun 2018	—	91,524	91,524
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.150)%	Jun 2018	—	23,528	23,528
	The Royal Bank of Scotland PLC	GATX Corp.	3,000,000	USD	3,000,000	(0.605)%	Mar 2012	—	1,255	1,255
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	105,283	105,283
					$41,150,000			($76,403)	$1,018,227	$941,824

Investment Quality Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $8.7 million to $40.5 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Trust
	Barclays Bank PLC	CDX-NAHYS17V3-5Y	1,896,300	USD	$1,896,300	(5.000)%	Dec 2016	$172,983	($42,909)	$130,074
	Goldman Sachs	CDX-EMS16V1-5Y	2,195,000	USD	2,195,000	(5.000)%	Dec 2016	(157,315)	(34,078)	(191,393)
	Goldman Sachs	CDX-EMS16V1-5Y	1,485,000	USD	1,485,000	(5.000)%	Dec 2016	(106,430)	(23,055)	(129,485)
	Goldman Sachs	CDX-EMS16V1-5Y	2,190,000	USD	2,190,000	(5.000)%	Dec 2016	(157,996)	(32,961)	(190,957)
	Goldman Sachs	ITRAXX-EUROPES16V1-5Y	495,000	EUR	663,523	(1.000)%	Dec 2016	20,480	331	20,811
	Goldman Sachs	ITRAXX-EUROPES16V1-5Y	1,150,000	EUR	1,492,873	(1.000)%	Dec 2016	62,108	(13,758)	48,350
	Goldman Sachs	ITRAXX-XOVERS16V1-5Y	350,000	EUR	457,713	(5.000)%	Dec 2016	49,782	(9,098)	40,684
	Goldman Sachs	ITRAXX-XOVERS16V1-5Y	155,000	EUR	200,562	(5.000)%	Dec 2016	20,671	(5,106)	15,565
	Goldman Sachs	LCDX.NA.17-V1	1,780,000	USD	1,780,000	(2.500)%	Dec 2016	132,841	(15,611)	117,230
	Goldman Sachs	CMBX.NA.AM.3	605,000	USD	605,000	(0.500)%	Dec 2049	143,778	(22,081)	121,697
	Goldman Sachs	CMBX.NA.AM.4	625,000	USD	625,000	(0.500)%	Feb 2051	132,352	19,150	151,502
	JPMorgan Chase Bank, N.A.	CDX-NAHYS17V3-5Y	196,000	USD	196,000	(5.000)%	Dec 2016	16,932	(5,883)	11,049
	JPMorgan Chase Bank, N.A.	ITRAXX-XOVERS16V1-5Y	720,000	EUR	939,313	(5.000)%	Dec 2016	90,290	(6,597)	83,693
	JPMorgan Chase Bank, N.A.	CMBX.NA.A.3	310,000	USD	310,000	(0.620)%	Dec 2049	221,048	5,215	226,263
	JPMorgan Chase Bank, N.A.	CMBX.NA.A.3	305,000	USD	305,000	(0.620)%	Dec 2049	217,970	4,643	222,613
	JPMorgan Chase Bank, N.A.	CMBX.NA.AM.3	605,817	USD	605,817	(0.500)%	Dec 2049	86,839	35,023	121,862
	Morgan Stanley Capital Services, Inc.	CMBX.NA.A.3	310,000	USD	310,000	(0.620)%	Dec 2049	221,337	4,926	226,263
	Morgan Stanley Capital Services, Inc.	CMBX.NA.A.3	315,000	USD	315,000	(0.620)%	Dec 2049	228,063	1,849	229,912
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.3	659,183	USD	659,183	(0.500)%	Dec 2049	92,452	40,144	132,596
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.4	1,245,000	USD	1,245,000	(0.500)%	Feb 2051	239,359	62,432	301,791
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.4	935,000	USD	935,000	(0.500)%	Feb 2051	239,322	(12,675)	226,647
	UBS Securities LLC	Everest Reinsurance Holdings, Inc.	1,450,000	USD	1,450,000	(1.800)%	Dec 2013	—	(28,544)	(28,544)
					$20,861,284			$1,966,866	($78,643)	$1,888,223

Real Return Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts as represented below.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)		UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Bank of America N.A.	Liberty Mutual Group, Inc.	900,000	USD	$900,000	(1.390)%	Mar 2014	—		$14,164	$14,164
	Barclays Bank PLC	Rexam PLC	1,000,000	USD	1,000,000	(1.450)%	Jun 2013	—		(13,850)	(13,850)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	1,000,000	(0.535)%	Dec 2014	—		11,612	11,612
	BNP Paribas	International Lease Finance Corp.	800,000	USD	800,000	(1.600)%	Dec 2013	—		76,419	76,419
					$3,700,000				—	$88,345	$88,345

100

DERIVATIVE INSTRUMENTS, CONTINUED

Implied credit spreads are utilized in determining the market value of CDS agreements in which a Portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made in order to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Portfolio as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

The following tables summarize the contracts written at December 31, 2011, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2011. In addition, the tables detail how the Portfolios used credit default swap contracts as a seller of protection during the year ended December 31, 2011.

Global Bond Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $109.7 million to $191.6 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.71%	2,300,000	USD	$2,300,000	1.00%	Jun 2015	$14,954	$8,680	$23,634
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.71%	7,900,000	USD	7,900,000	1.00%	Jun 2015	38,240	42,938	81,178
	Bank of America N.A.	Ally Financial, Inc.	5.49%	1,300,000	USD	1,300,000	5.00%	Dec 2012	10,669	(14,441)	(3,772)
	Bank of America N.A.	MCDX.NA.15	n/a	900,000	USD	900,000	1.00%	Dec 2015	(20,324)	(5,253)	(25,577)
	Bank of America N.A.	State of California	2.67%	4,900,000	USD	4,900,000	2.93%	Dec 2020	—	73,262	73,262
	BNP Paribas	Commonwealth of Australia	0.63%	1,000,000	USD	1,000,000	1.00%	Jun 2015	11,766	1,174	12,940
	Citibank N.A.	United Kingdom of Great Britain and Northern Ireland	0.71%	1,000,000	USD	1,000,000	1.00%	Jun 2015	5,182	5,094	10,276
	Citibank N.A.	People’s Republic of China	1.27%	3,300,000	USD	3,300,000	1.00%	Mar 2016	28,865	(64,155)	(35,290)
	Citibank N.A.	United Kingdom of Great Britain and Northern Ireland	0.87%	1,800,000	USD	1,800,000	1.00%	Jun 2016	20,470	(9,654)	10,816
	Citibank N.A.	MCDX.NA.15	n/a	300,000	USD	300,000	1.00%	Dec 2020	(15,087)	(6,486)	(21,573)
	Credit Suisse International	Government of Japan	1.30%	4,700,000	USD	4,700,000	1.00%	Mar 2016	(27,899)	(27,557)	(55,456)
	Credit Suisse International	People’s Republic of China	1.43%	2,700,000	USD	2,700,000	1.00%	Dec 2016	(125,864)	72,133	(53,731)
	Deutsche Bank AG	Ally Financial, Inc.	4.86%	1,300,000	USD	1,300,000	5.00%	Sep 2012	8,887	(5,387)	3,500
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.71%	1,800,000	USD	1,800,000	1.00%	Jun 2015	9,350	9,146	18,496
	Deutsche Bank AG	MCDX.NA.15	n/a	1,500,000	USD	1,500,000	1.00%	Dec 2015	(29,577)	(13,052)	(42,629)
	Deutsche Bank AG	People’s Republic of China	1.25%	800,000	USD	800,000	1.00%	Dec 2015	13,519	(20,977)	(7,458)
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.79%	6,000,000	USD	6,000,000	1.00%	Dec 2015	103,704	(53,058)	50,646
	Deutsche Bank AG	United States of America	0.45%	7,900,000	EUR	11,004,303	0.25%	Dec 2015	(85,471)	7,891	(77,580)
	Deutsche Bank AG	Commonwealth of Australia	0.70%	2,700,000	USD	2,700,000	1.00%	Mar 2016	47,121	(12,933)	34,188
	Deutsche Bank AG	Commonwealth of Australia	0.77%	100,000	USD	100,000	1.00%	Sep 2016	1,404	(333)	1,071
	Deutsche Bank AG	Commonwealth of Australia	0.80%	1,200,000	USD	1,200,000	1.00%	Dec 2016	2,839	8,870	11,709
	Goldman Sachs	MCDX.NA.15	n/a	6,900,000	USD	6,900,000	1.00%	Dec 2015	(206,049)	9,956	(196,093)
	Goldman Sachs	Commonwealth of Australia	0.74%	600,000	USD	600,000	1.00%	Jun 2016	12,704	(5,696)	7,008
	Goldman Sachs	MCDX.NA.16	n/a	2,700,000	USD	2,700,000	1.00%	Jun 2016	(49,753)	(46,909)	(96,662)
	Goldman Sachs	Commonwealth of Australia	0.80%	900,000	USD	900,000	1.00%	Dec 2016	(3,805)	12,587	8,782
	Goldman Sachs	Federal Republic of Germany	0.99%	14,000,000	USD	14,000,000	0.25%	Dec 2016	(600,687)	105,624	(495,063)
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.71%	7,800,000	USD	7,800,000	1.00%	Jun 2015	27,693	52,458	80,151
	JPMorgan Chase Bank, N.A.	People’s Republic of China	1.25%	5,000,000	USD	5,000,000	1.00%	Dec 2015	74,681	(121,291)	(46,610)
	JPMorgan Chase Bank, N.A.	Commonwealth of Australia	0.74%	800,000	USD	800,000	1.00%	Jun 2016	15,595	(6,251)	9,344
	Morgan Stanley Capital Services, Inc.	MCDX.NA.15	n/a	4,000,000	USD	4,000,000	1.00%	Dec 2015	(134,718)	21,041	(113,677)
	Morgan Stanley Capital Services, Inc.	Government of Japan	1.30%	500,000	USD	500,000	1.00%	Mar 2016	(3,950)	(1,950)	(5,900)
	Morgan Stanley Capital Services, Inc.	Commonwealth of Australia	0.74%	1,700,000	USD	1,700,000	1.00%	Jun 2016	35,623	(15,768)	19,855
	Morgan Stanley Capital Services, Inc.	State of California	2.20%	1,600,000	USD	1,600,000	1.35%	Jun 2016	—	(49,510)	(49,510)
	Morgan Stanley Capital Services, Inc.	Commonwealth of Australia	0.80%	700,000	USD	700,000	1.00%	Dec 2016	1,988	4,842	6,830
	Morgan Stanley Capital Services, Inc.	Commonwealth of Pennsylvania	1.70%	1,000,000	USD	1,000,000	1.40%	Mar 2021	—	(18,652)	(18,652)
	Morgan Stanley Capital Services, Inc.	State of California	2.68%	1,600,000	USD	1,600,000	2.15%	Mar 2021	—	(44,332)	(44,332)
	Morgan Stanley Capital Services, Inc.	State of Connecticut	1.71%	2,600,000	USD	2,600,000	1.63%	Mar 2021	—	(11,310)	(11,310)
	Morgan Stanley Capital Services, Inc.	State of California	2.70%	2,900,000	USD	2,900,000	2.15%	Jun 2021	—	(83,775)	(83,775)
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.70%	1,400,000	USD	1,400,000	1.00%	Mar 2016	25,831	(8,104)	17,727
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.70%	2,300,000	USD	2,300,000	1.00%	Mar 2016	41,567	(12,444)	29,123

101

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PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust, continued
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.70%	2,700,000	USD	$2,700,000	1.00%	Mar 2016	$48,280	($14,092)	$34,188
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.77%	1,800,000	USD	1,800,000	1.00%	Sep 2016	24,028	(4,754)	19,274
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.80%	2,200,000	USD	2,200,000	1.00%	Dec 2016	(9,302)	30,768	21,466
	UBS AG	United States of America	0.46%	4,000,000	EUR	5,804,597	0.25%	Jun 2016	(65,746)	18,221	(47,525)
	UBS AG	Commonwealth of Australia	0.77%	2,000,000	USD	2,000,000	1.00%	Sep 2016	33,403	(11,988)	21,415
	UBS AG	Commonwealth of Australia	0.77%	4,600,000	USD	4,600,000	1.00%	Sep 2016	64,567	(15,312)	49,255
	UBS AG	Commonwealth of Australia	0.80%	3,600,000	USD	3,600,000	1.00%	Dec 2016	2,579	32,547	35,126
	UBS AG	Commonwealth of Australia	0.80%	500,000	USD	500,000	1.00%	Dec 2016	(1,997)	6,876	4,879
						$140,708,900			($654,720)	($181,316)	($836,036)

High Yield Trust

During the year ended December 31, 2011, the Portfolio used credit default swaps to gain exposure to a credit index. Credit default swap positions at December 31, 2011, were entered into during the fourth quarter of the fiscal year. No other credit default swap activity occurred during the year ended December 31, 2011.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
High Yield Trust
	UBS Securities LLC	CDX.NA.HY.17	n/a	9,800,000	USD	$9,800,000	5.000%	Dec 2016	($716,625)	$40,324	($676,301)
						$9,800,000			($716,625)	$40,324	($676,301)

Investment Quality Bond Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging up to approximately $35.1 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Trust
	Goldman Sachs	CDX-NAIGS17V1-5Y	n/a	11,525,000	USD	$11,525,000	1.000%	Dec 2016	($159,683)	$58,220	($101,463)
	Goldman Sachs	CDX-NAIGS17V1-5Y	n/a	6,580,000	USD	6,580,000	1.000%	Dec 2016	(120,388)	62,459	(57,929)
	Goldman Sachs	CDX-NAIGS17V1-5Y	n/a	5,180,000	USD	5,180,000	1.000%	Dec 2016	(62,398)	16,795	(45,603)
	Goldman Sachs	CDX-NAIGS17V1-5Y	n/a	1,075,000	USD	1,075,000	1.000%	Dec 2016	(13,273)	6,437	(6,836)
	Goldman Sachs	Caterpillar, Inc.	1.75%	185,000	USD	185,000	1.000%	Mar 2017	(7,228)	490	(6,738)
	Goldman Sachs	Caterpillar, Inc.	1.75%	705,000	USD	705,000	1.000%	Mar 2017	(26,945)	1,269	(25,676)
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.3	n/a	930,000	USD	930,000	1.470%	Dec 2049	(425,458)	67,674	(357,784)
	JPMorgan Chase Bank, N.A.	CMBX.NA.AAA.5	n/a	1,255,000	USD	1,255,000	0.350%	Feb 2051	(128,165)	12,163	(116,002)
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.1	n/a	620,000	USD	620,000	0.840%	Oct 2052	(135,672)	21,848	(113,824)
	JPMorgan Chase Bank, N.A.	CMBX.NA.AM.1	n/a	620,000	USD	620,000	0.500%	Oct 2052	(75,515)	4,275	(71,240)
	Morgan Stanley & Company	Xerox Corp.	2.63%	825,000	USD	825,000	1.000%	Jun 2016	(10,920)	(43,239)	(54,159)
	Morgan Stanley & Company	Caterpillar, Inc.	1.75%	915,000	USD	915,000	1.000%	Mar 2017	(34,909)	1,584	(33,325)
	Morgan Stanley & Company	CMBX.NA.AJ.3	n/a	620,000	USD	620,000	1.470%	Dec 2049	(285,880)	48,117	(237,763)
	Morgan Stanley & Company	CMBX.NA.A.5	n/a	1,240,000	USD	1,240,000	3.500%	Feb 2051	(629,687)	(215,252)	(844,939)
	Morgan Stanley & Company	CMBX.NA.AAA.5	n/a	2,485,000	USD	2,485,000	0.350%	Feb 2051	(196,012)	(32,956)	(228,968)
	Morgan Stanley & Company	CMBX.NA.AM.1	n/a	310,000	USD	310,000	0.500%	Oct 2052	(37,956)	2,465	(35,491)
						$35,070,000			($2,350,089)	$12,349	($2,337,740)

Real Return Bond Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $4.8 million to $6.9 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	Federative Republic of Brazil	1.29%	500,000	USD	$500,000	1.00%	Jun 2015	($2,892)	($1,887)	($4,779)
	Barclays Bank PLC	CDX.EM.15	n/a	100,000	USD	100,000	5.00%	Jun 2016	11,505	(2,938)	8,567
	Citibank N.A.	CDX.EM.14	n/a	900,000	USD	900,000	5.00%	Dec 2015	98,765	(26,066)	72,699

102

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust, continued
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.71%	1,300,000	USD	$1,300,000	1.00%	Jun 2015	$10,496	$2,862	$13,358
	Deutsche Bank AG	CDX.EM.14	n/a	200,000	USD	200,000	5.00%	Dec 2015	22,714	(6,559)	16,155
	Goldman Sachs International	Government of Japan	1.26%	700,000	USD	700,000	1.00%	Dec 2015	11,891	(18,656)	(6,765)
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.29%	600,000	USD	600,000	1.00%	Jun 2015	(4,620)	(1,114)	(5,734)
	JPMorgan Chase Bank, N.A.	Petroleo Brasileiro S/A Petrobras	1.65%	300,000	USD	300,000	1.00%	Sep 2015	(6,229)	(633)	(6,862)
	UBS AG	CDX.EM.14	n/a	200,000	USD	200,000	5.00%	Dec 2015	21,563	(5,408)	16,155
						$4,800,000			$163,193	($60,399)	$102,794

Total Return Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2011, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $412.8 million to $666.5 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATe	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	Berkshire Hathaway, Inc.	1.45%	2,900,000	USD	$2,900,000	1.000%	Mar 2015	($32,309)	($7,748)	($40,057)
	Bank of America N.A.	United Mexican States	1.27%	300,000	USD	300,000	1.000%	Sep 2015	(3,149)	327	(2,822)
	Bank of America N.A.	CDX.EM.14	n/a	6,100,000	USD	6,100,000	5.000%	Dec 2015	649,687	(156,952)	492,735
	Bank of America N.A.	General Electric Capital Corp.	2.36%	2,600,000	USD	2,600,000	1.000%	Dec 2015	(41,142)	(88,641)	(129,783)
	Bank of America N.A.	General Electric Capital Corp.	2.36%	2,500,000	USD	2,500,000	1.000%	Dec 2015	(38,656)	(86,135)	(124,791)
	Bank of America N.A.	Federative Republic of Brazil	1.41%	20,700,000	USD	20,700,000	1.000%	Mar 2016	(122,782)	(215,422)	(338,204)
	Bank of America N.A.	French Republic	2.00%	2,300,000	USD	2,300,000	0.250%	Mar 2016	(75,704)	(83,210)	(158,914)
	Bank of America N.A.	Government of Japan	1.30%	400,000	USD	400,000	1.000%	Mar 2016	4,308	(9,028)	(4,720)
	Bank of America N.A.	Government of Japan	1.30%	300,000	USD	300,000	1.000%	Mar 2016	3,469	(7,009)	(3,540)
	Bank of America N.A.	Kingdom of Spain	3.76%	500,000	USD	500,000	1.000%	Mar 2016	(27,416)	(23,623)	(51,039)
	Bank of America N.A.	Kingdom of Spain	3.76%	23,800,000	USD	23,800,000	1.000%	Mar 2016	(1,315,512)	(1,113,967)	(2,429,479)
	Bank of America N.A.	Metlife, Inc.	3.13%	7,300,000	USD	7,300,000	1.000%	Mar 2016	(137,600)	(455,600)	(593,200)
	Bank of America N.A.	Federative Republic of Brazil	1.43%	1,000,000	USD	1,000,000	1.950%	Apr 2016	(1,715)	27,058	25,343
	Bank of America N.A.	Credit Agricole SA	5.57%	3,000,000	EUR	4,438,047	1.000%	Jun 2016	(279,812)	(389,974)	(669,786)
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.87%	3,900,000	USD	3,900,000	1.000%	Jun 2016	69,567	(46,131)	23,436
	Bank of America N.A.	Republic of Korea	1.55%	1,400,000	USD	1,400,000	1.000%	Sep 2016	(936)	(33,015)	(33,951)
	Barclays Bank PLC	United Mexican States	0.39%	1,000,000	USD	1,000,000	0.390%	Jan 2012	—	1,787	1,787
	Barclays Bank PLC	Dell, Inc.	0.50%	5,900,000	USD	5,900,000	1.000%	Sep 2013	16,824	36,314	53,138
	Barclays Bank PLC	United Mexican States	1.16%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(28,325)	18,879	(9,446)
	Barclays Bank PLC	CDX.EM.13	n/a	200,000	USD	200,000	5.000%	Jun 2015	16,473	(1,279)	15,194
	Barclays Bank PLC	CDX.EM.13	n/a	22,500,000	USD	22,500,000	5.000%	Jun 2015	2,050,780	(341,478)	1,709,302
	Barclays Bank PLC	Federative Republic of Brazil	1.29%	500,000	USD	500,000	1.000%	Jun 2015	(4,789)	10	(4,779)
	Barclays Bank PLC	CDX.EM.14	n/a	4,600,000	USD	4,600,000	5.000%	Dec 2015	470,901	(99,331)	371,570
	Barclays Bank PLC	People’s Republic of China	1.27%	700,000	USD	700,000	1.000%	Mar 2016	6,885	(14,371)	(7,486)
	Barclays Bank PLC	Republic of Italy	4.89%	1,500,000	USD	1,500,000	1.000%	Mar 2016	(47,873)	(158,406)	(206,279)
	Barclays Bank PLC	United Mexican States	1.35%	200,000	USD	200,000	1.000%	Mar 2016	(1,265)	(1,523)	(2,788)
	Barclays Bank PLC	CDX.EM.15	n/a	3,400,000	USD	3,400,000	5.000%	Jun 2016	367,720	(76,452)	291,268
	Barclays Bank PLC	Republic of Indonesia	1.92%	3,100,000	USD	3,100,000	1.000%	Jun 2016	(44,707)	(74,516)	(119,223)
	Barclays Bank PLC	Republic of Indonesia	1.92%	2,100,000	USD	2,100,000	1.000%	Jun 2016	(31,137)	(49,627)	(80,764)
	Barclays Bank PLC	Republic of Indonesia	1.92%	1,900,000	USD	1,900,000	1.000%	Jun 2016	(26,818)	(46,254)	(73,072)
	Barclays Bank PLC	Republic of Indonesia	1.92%	1,800,000	USD	1,800,000	1.000%	Jun 2016	(25,039)	(44,187)	(69,226)
	Barclays Bank PLC	French Republic	2.10%	500,000	USD	500,000	0.250%	Sep 2016	(28,413)	(11,899)	(40,312)
	BNP Paribas	People’s Republic of China	1.27%	300,000	USD	300,000	1.000%	Mar 2016	2,987	(6,195)	(3,208)
	BNP Paribas	United States of America	0.46%	7,800,000	EUR	10,936,378	0.250%	Mar 2016	(92,871)	8,686	(84,185)
	BNP Paribas	Nucor Corp.	1.34%	5,000,000	USD	5,000,000	1.000%	Jun 2018	8,623	(107,212)	(98,589)
	BNP Paribas	Republic of Indonesia	2.49%	3,800,000	USD	3,800,000	1.000%	Jun 2021	(245,697)	(183,419)	(429,116)
	Citibank N.A.	CDX.NA.HY.8	n/a	8,061,145	USD	8,061,145	0.355%	Jun 2012	—	10,090	10,090
	Citibank N.A.	CDX.NA.HY.8	n/a	4,741,850	USD	4,741,850	0.360%	Jun 2012	—	6,057	6,057
	Citibank N.A.	CDX.NA.HY.8	n/a	1,991,577	USD	1,991,577	0.401%	Jun 2012	—	2,962	2,962
	Citibank N.A.	General Electric Capital Corp.	1.95%	1,500,000	USD	1,500,000	4.325%	Dec 2013	—	71,082	71,082
	Citibank N.A.	United Mexican States	1.16%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(28,906)	19,460	(9,446)
	Citibank N.A.	Federative Republic of Brazil	1.34%	1,000,000	USD	1,000,000	1.000%	Sep 2015	(11,564)	(294)	(11,858)
	Citibank N.A.	Republic of Indonesia	1.74%	500,000	USD	500,000	1.000%	Sep 2015	(8,194)	(4,817)	(13,011)
	Citibank N.A.	United Mexican States	1.27%	700,000	USD	700,000	1.000%	Sep 2015	(7,833)	1,249	(6,584)
	Citibank N.A.	CDX.EM.14	n/a	1,000,000	USD	1,000,000	5.000%	Dec 2015	104,917	(24,141)	80,776
	Citibank N.A.	Federative Republic of Brazil	1.41%	8,200,000	USD	8,200,000	1.000%	Mar 2016	(106,924)	(27,051)	(133,975)
	Citibank N.A.	Kingdom of Spain	3.76%	2,700,000	USD	2,700,000	1.000%	Mar 2016	(136,930)	(138,683)	(275,613)
	Citibank N.A.	Republic of Kazakhstan	2.87%	300,000	USD	300,000	1.000%	Mar 2016	(7,126)	(14,856)	(21,982)
	Citibank N.A.	United Mexican States	1.35%	12,000,000	USD	12,000,000	1.000%	Mar 2016	(80,615)	(86,645)	(167,260)
	Citibank N.A.	Berkshire Hathaway, Inc.	1.72%	11,000,000	USD	11,000,000	1.000%	Jun 2016	(22,948)	(307,485)	(330,433)

103

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	Citibank N.A.	Federative Republic of Brazil	1.47%	6,600,000	USD	$6,600,000	1.000%	Jun 2016	($19,395)	($111,227)	($130,622)
	Citibank N.A.	Kingdom of Spain	3.77%	2,000,000	USD	2,000,000	1.000%	Jun 2016	(120,586)	(94,262)	(214,848)
	Citibank N.A.	Republic of Indonesia	1.92%	600,000	USD	600,000	1.000%	Jun 2016	(9,783)	(13,292)	(23,075)
	Citibank N.A.	United Mexican States	1.40%	3,600,000	USD	3,600,000	1.000%	Jun 2016	(6,867)	(54,374)	(61,241)
	Citibank N.A.	Republic of Indonesia	2.49%	1,200,000	USD	1,200,000	1.000%	Jun 2021	(79,786)	(55,724)	(135,510)
	Credit Suisse International	People’s Republic of China	1.17%	5,000,000	USD	5,000,000	1.000%	Mar 2015	14,959	(40,396)	(25,437)
	Credit Suisse International	CDX.EM.13	n/a	700,000	USD	700,000	5.000%	Jun 2015	61,303	(8,125)	53,178
	Credit Suisse International	Federative Republic of Brazil	1.29%	6,900,000	USD	6,900,000	1.000%	Jun 2015	(64,735)	(1,212)	(65,947)
	Credit Suisse International	United Kingdom of Great Britain and Northern Ireland	0.82%	8,100,000	USD	8,100,000	1.000%	Mar 2016	129,070	(67,989)	61,081
	Credit Suisse International	Arcelormittal	5.35%	1,500,000	USD	1,500,000	1.000%	Jun 2016	(65,906)	(179,473)	(245,379)
	Deutsche Bank AG	French Republic	1.97%	8,500,000	USD	8,500,000	0.250%	Dec 2015	(521,151)	(25,012)	(546,163)
	Deutsche Bank AG	CDX.NA.IG.9	n/a	12,152,686	USD	12,152,686	0.705%	Dec 2012	—	85,226	85,226
	Deutsche Bank AG	Berkshire Hathaway, Inc.	0.99%	2,000,000	USD	2,000,000	0.850%	Mar 2013	—	(2,963)	(2,963)
	Deutsche Bank AG	CDX.NA.IG.10	n/a	2,411,247	USD	2,411,247	0.530%	Jun 2013	—	18,785	18,785
	Deutsche Bank AG	General Electric Capital Corp.	1.95%	1,400,000	USD	1,400,000	4.900%	Dec 2013	—	82,165	82,165
	Deutsche Bank AG	CDX.EM.12	n/a	1,400,000	USD	1,400,000	5.000%	Dec 2014	82,559	15,307	97,866
	Deutsche Bank AG	United Mexican States	1.16%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(14,453)	9,730	(4,723)
	Deutsche Bank AG	CDX.EM.13	n/a	4,800,000	USD	4,800,000	5.000%	Jun 2015	409,584	(44,933)	364,651
	Deutsche Bank AG	Federative Republic of Brazil	1.29%	2,800,000	USD	2,800,000	1.000%	Jun 2015	(20,563)	(6,198)	(26,761)
	Deutsche Bank AG	Federative Republic of Brazil	1.29%	700,000	USD	700,000	1.000%	Jun 2015	(4,480)	(2,210)	(6,690)
	Deutsche Bank AG	CDX.EM.14	n/a	4,300,000	USD	4,300,000	5.000%	Dec 2015	409,087	(61,749)	347,338
	Deutsche Bank AG	French Republic	2.00%	600,000	USD	600,000	0.250%	Mar 2016	(19,768)	(21,688)	(41,456)
	Deutsche Bank AG	General Electric Capital Corp.	2.40%	400,000	USD	400,000	1.000%	Mar 2016	(17,946)	(3,839)	(21,785)
	Deutsche Bank AG	Metlife, Inc.	3.13%	1,500,000	USD	1,500,000	1.000%	Mar 2016	(25,454)	(96,436)	(121,890)
	Deutsche Bank AG	Metlife, Inc.	3.13%	2,200,000	USD	2,200,000	1.000%	Mar 2016	(38,147)	(140,626)	(178,773)
	Deutsche Bank AG	Republic of Kazakhstan	2.87%	300,000	USD	300,000	1.000%	Mar 2016	(7,469)	(14,514)	(21,983)
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.82%	1,200,000	USD	1,200,000	1.000%	Mar 2016	19,122	(10,073)	9,049
	Deutsche Bank AG	United Mexican States	1.35%	7,500,000	USD	7,500,000	1.000%	Mar 2016	(45,877)	(58,661)	(104,538)
	Deutsche Bank AG	CDX.EM.15	n/a	1,100,000	USD	1,100,000	5.000%	Jun 2016	127,023	(32,789)	94,234
	Deutsche Bank AG	Federative Republic of Brazil	1.47%	7,600,000	USD	7,600,000	1.000%	Jun 2016	(19,531)	(130,883)	(150,414)
	Deutsche Bank AG	People’s Republic of China	1.33%	5,100,000	USD	5,100,000	1.000%	Jun 2016	48,906	(119,397)	(70,491)
	Deutsche Bank AG	Republic of Italy	4.88%	2,800,000	USD	2,800,000	1.000%	Jun 2016	(62,804)	(339,361)	(402,165)
	Deutsche Bank AG	Republic of Korea	1.52%	1,200,000	USD	1,200,000	1.000%	Jun 2016	505	(26,784)	(26,279)
	Deutsche Bank AG	Republic of Korea	1.52%	800,000	USD	800,000	1.000%	Jun 2016	506	(18,025)	(17,519)
	Deutsche Bank AG	People’s Republic of China	1.38%	800,000	USD	800,000	1.000%	Sep 2016	3,989	(17,510)	(13,521)
	Deutsche Bank AG	Ally Financial, Inc.	6.35%	1,900,000	USD	1,900,000	5.000%	Dec 2016	(64,303)	(27,470)	(91,773)
	Deutsche Bank AG	Ally Financial, Inc.	6.35%	1,000,000	USD	1,000,000	5.000%	Dec 2016	(13,789)	(34,512)	(48,301)
	Deutsche Bank AG	Metlife, Inc.	3.36%	4,100,000	USD	4,100,000	1.000%	Mar 2018	(206,513)	(298,079)	(504,592)
	Deutsche Bank AG	Republic of Indonesia	2.49%	2,300,000	USD	2,300,000	1.000%	Jun 2021	(145,589)	(114,139)	(259,728)
	Goldman Sachs	CDX.NA.IG.10	n/a	2,989,946	USD	2,989,946	0.463%	Jun 2013	—	20,228	20,228
	Goldman Sachs	Berkshire Hathaway, Inc.	1.45%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(15,597)	(3,741)	(19,338)
	Goldman Sachs	CDX.EM.13	n/a	100,000	USD	100,000	5.000%	Jun 2015	8,203	(606)	7,597
	Goldman Sachs	CDX.EM.13	n/a	100,000	USD	100,000	5.000%	Jun 2015	8,398	(801)	7,597
	Goldman Sachs	Federative Republic of Brazil	1.29%	500,000	USD	500,000	1.000%	Jun 2015	(4,472)	(307)	(4,779)
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.71%	3,300,000	USD	3,300,000	1.000%	Jun 2015	31,373	2,537	33,910
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.79%	2,600,000	USD	2,600,000	1.000%	Dec 2015	45,925	(23,979)	21,946
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.79%	1,000,000	USD	1,000,000	1.000%	Dec 2015	17,820	(9,379)	8,441
	Goldman Sachs	Kingdom of Spain	3.76%	500,000	USD	500,000	1.000%	Mar 2016	(27,765)	(23,274)	(51,039)
	Goldman Sachs	Republic of Italy	4.89%	500,000	USD	500,000	1.000%	Mar 2016	(15,774)	(52,986)	(68,760)
	Goldman Sachs	Republic of Italy	4.89%	7,500,000	USD	7,500,000	1.000%	Mar 2016	(227,486)	(803,911)	(1,031,397)
	Goldman Sachs	French Republic	2.05%	9,300,000	USD	9,300,000	0.250%	Jun 2016	(211,411)	(485,263)	(696,674)
	Goldman Sachs	Republic of Italy	4.88%	1,100,000	USD	1,100,000	1.000%	Jun 2016	(18,597)	(139,396)	(157,993)
	Goldman Sachs	People’s Republic of China	1.38%	300,000	USD	300,000	1.000%	Sep 2016	1,480	(6,550)	(5,070)
	Goldman Sachs	CDX.NA.IG.9	n/a	964,499	USD	964,499	0.548%	Dec 2017	—	12,825	12,825
	Goldman Sachs	American International Group, Inc.	4.98%	1,700,000	USD	1,700,000	1.000%	Dec 2020	(360,527)	(40,708)	(401,235)
	HSBC Bank USA	Republic of Panama	0.50%	1,400,000	USD	1,400,000	0.760%	Jan 2012	—	5,088	5,088
	HSBC Bank USA	CDX.EM.13	n/a	6,300,000	USD	6,300,000	5.000%	Jun 2015	515,303	(36,699)	478,604
	HSBC Bank USA	Federative Republic of Brazil	1.29%	2,300,000	USD	2,300,000	1.000%	Jun 2015	(42,544)	20,562	(21,982)
	HSBC Bank USA	Federative Republic of Brazil	1.34%	1,700,000	USD	1,700,000	1.000%	Sep 2015	(12,569)	(7,590)	(20,159)
	HSBC Bank USA	CDX.EM.14	n/a	800,000	USD	800,000	5.000%	Dec 2015	79,326	(14,705)	64,621
	HSBC Bank USA	Republic of Kazakhstan	2.87%	400,000	USD	400,000	1.000%	Mar 2016	(9,654)	(19,656)	(29,310)
	HSBC Bank USA	People’s Republic of China	1.33%	6,000,000	USD	6,000,000	1.000%	Jun 2016	(113,219)	30,289	(82,930)
	HSBC Bank USA	Republic of Indonesia	1.92%	2,100,000	USD	2,100,000	1.000%	Jun 2016	(31,563)	(49,201)	(80,764)
	HSBC Bank USA	French Republic	2.10%	500,000	USD	500,000	0.250%	Sep 2016	(17,526)	(22,786)	(40,312)
	HSBC Bank USA	French Republic	2.10%	500,000	USD	500,000	0.250%	Sep 2016	(28,205)	(12,107)	(40,312)
	HSBC Bank USA	United Mexican States	1.79%	9,600,000	USD	9,600,000	1.000%	Mar 2021	(406,333)	(194,842)	(601,175)
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	700,000	USD	700,000	1.000%	Mar 2015	2,095	5,754	7,849

104

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2011	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	1,300,000	USD	$1,300,000	1.000%	Mar 2015	$3,501	$11,075	$14,576
	JPMorgan Chase Bank, N.A.	CDX.EM.13	n/a	10,000,000	USD	10,000,000	5.000%	Jun 2015	824,463	(64,773)	759,690
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.34%	2,100,000	USD	2,100,000	1.000%	Sep 2015	(16,531)	(8,372)	(24,903)
	JPMorgan Chase Bank, N.A.	CDX.EM.14	n/a	500,000	USD	500,000	5.000%	Dec 2015	50,307	(9,919)	40,388
	JPMorgan Chase Bank, N.A.	Government of Japan	1.30%	1,300,000	USD	1,300,000	1.000%	Mar 2016	9,331	(24,670)	(15,339)
	JPMorgan Chase Bank, N.A.	Metlife, Inc.	3.13%	4,000,000	USD	4,000,000	1.000%	Mar 2016	(76,940)	(248,101)	(325,041)
	JPMorgan Chase Bank, N.A.	CDX.EM.15	n/a	2,000,000	USD	2,000,000	5.000%	Jun 2016	241,778	(70,444)	171,334
	JPMorgan Chase Bank, N.A.	Republic of Indonesia	1.92%	1,600,000	USD	1,600,000	1.000%	Jun 2016	(25,448)	(36,086)	(61,534)
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.52%	1,500,000	USD	1,500,000	1.000%	Sep 2016	(8,404)	(26,391)	(34,795)
	JPMorgan Chase Bank, N.A.	People’s Republic of China	1.38%	1,900,000	USD	1,900,000	1.000%	Sep 2016	10,011	(42,123)	(32,112)
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.9	n/a	2,121,897	USD	2,121,897	0.553%	Dec 2017	—	28,812	28,812
	JPMorgan Chase Bank, N.A.	Nucor Corp.	1.34%	200,000	USD	200,000	1.000%	Jun 2018	404	(4,348)	(3,944)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	n/a	4,800,000	USD	4,800,000	0.963%	Dec 2012	—	46,172	46,172
	Morgan Stanley Capital Services, Inc.	CDX.EM.13	n/a	8,700,000	USD	8,700,000	5.000%	Jun 2015	727,760	(66,830)	660,930
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.29%	800,000	USD	800,000	1.000%	Jun 2015	(5,184)	(2,462)	(7,646)
	Morgan Stanley Capital Services, Inc.	CDX.EM.14	n/a	3,800,000	USD	3,800,000	5.000%	Dec 2015	375,357	(68,408)	306,949
	Morgan Stanley Capital Services, Inc.	French Republic	2.00%	500,000	USD	500,000	0.250%	Mar 2016	(14,014)	(20,533)	(34,547)
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	2.45%	1,200,000	USD	1,200,000	1.000%	Jun 2016	(4,000)	(66,950)	(70,950)
	Morgan Stanley Capital Services, Inc.	United Kingdom of Great Britain and Northern Ireland	0.87%	1,800,000	USD	1,800,000	1.000%	Jun 2016	27,757	(16,941)	10,816
	Morgan Stanley Capital Services, Inc.	French Republic	2.10%	3,600,000	USD	3,600,000	0.250%	Sep 2016	(155,223)	(135,025)	(290,248)
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	1.38%	900,000	USD	900,000	1.000%	Sep 2016	4,157	(19,368)	(15,211)
	The Royal Bank of Scotland PLC	French Republic	1.97%	900,000	USD	900,000	0.250%	Dec 2015	(13,728)	(44,082)	(57,810)
	The Royal Bank of Scotland PLC	French Republic	2.00%	500,000	USD	500,000	0.250%	Mar 2016	(13,823)	(20,724)	(34,547)
	The Royal Bank of Scotland PLC	People’s Republic of China	1.33%	4,900,000	USD	4,900,000	1.000%	Jun 2016	45,935	(113,661)	(67,726)
	The Royal Bank of Scotland PLC	People’s Republic of China	1.38%	600,000	USD	600,000	1.000%	Sep 2016	3,837	(13,978)	(10,141)
	UBS AG	Berkshire Hathaway, Inc.	1.45%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(16,001)	(3,337)	(19,338)
	UBS AG	Federative Republic of Brazil	1.34%	500,000	USD	500,000	1.000%	Sep 2015	(3,511)	(2,418)	(5,929)
	UBS AG	French Republic	1.93%	1,400,000	USD	1,400,000	0.250%	Sep 2015	(27,308)	(55,712)	(83,020)
	UBS AG	United States of America	0.44%	12,700,000	EUR	16,290,280	0.250%	Sep 2015	(134,957)	22,686	(112,271)
	UBS AG	CDX.EM.14	n/a	2,200,000	USD	2,200,000	5.000%	Dec 2015	233,030	(55,322)	177,708
	UBS AG	French Republic	2.00%	1,600,000	USD	1,600,000	0.250%	Mar 2016	(52,664)	(57,885)	(110,549)
	UBS AG	United Kingdom of Great Britain and Northern Ireland	0.87%	2,500,000	USD	2,500,000	1.000%	Jun 2016	38,552	(23,529)	15,023
	UBS AG	People’s Republic of China	1.38%	200,000	USD	200,000	1.000%	Sep 2016	937	(4,317)	(3,380)
	UBS AG	Republic of Korea	1.55%	1,600,000	USD	1,600,000	1.000%	Sep 2016	—	(38,802)	(38,802)
	UBS AG	American International Group, Inc.	4.98%	100,000	USD	100,000	1.000%	Dec 2020	(21,623)	(1,979)	(23,602)
	UBS AG	Republic of Indonesia	2.49%	2,100,000	USD	2,100,000	1.000%	Jun 2021	(134,356)	(102,787)	(237,143)
	UBS AG	Republic of Indonesia	2.49%	600,000	USD	600,000	1.000%	Jun 2021	(40,689)	(27,066)	(67,755)
						$486,299,552			$1,419,546	($9,635,129)	($8,215,583)

Fair value of derivative instruments by risk category  The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2011, by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Active Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$70,100	($49,995)
				$70,100	($49,995)
Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$474,717	($1,949,964)
				$474,717	($1,949,964)
Bond PS Series	Interest rate contracts	Receivable/payable for futures	Futures†	$1,044	($19,045)
				$1,044	($19,045)
Global Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$5,763,507	($63,762)
	Interest rate contracts	Written options, at value	Written options	—	(341,168)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	3,937,159	(7,151,523)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	157,261	—
	Credit contracts	Swap contracts, at value	Credit default swaps	1,734,263	(1,628,475)

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Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Global Bond Trust, continued
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$15,133,156	($10,290,840)
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	50	—
				$26,725,396	($19,475,768)
High Yield Trust	Credit contracts	Swap contracts, at value	Credit default swaps	—	($676,301)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$270,529	(114,999)
				$270,529	($791,300)
Investment Quality Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$330,951	($224,034)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(1,717,792)
	Credit contracts	Swap contracts, at value	Credit default swaps	2,428,602	(2,878,119)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	41,200	(49,177)
				$2,800,753	($4,869,122)
New Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	($29,473)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$3,847,274	(1,705,080)
				$3,847,274	($1,734,553)
Real Return Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$212,985	—
	Interest rate contracts	Written options, at value	Written options	—	($80,677)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	35,513	(86,258)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	18,800	—
	Credit contracts	Swap contracts, at value	Credit default swaps	229,129	(37,990)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	764,643	(449,250)
				$1,261,070	($654,175)
Strategic Allocation Trust	Equity contracts	Receivable/payable for futures	Futures†	$2,039,444	($86,126)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	49,445	(273,955)
				$2,088,889	($360,081)
Strategic Income Opportunities Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	($29,321)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$10,064,956	(7,458,798)
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	92,520	—
				$10,157,476	($7,488,119)
Total Return Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$8,643,850	($209,907)
	Interest rate contracts	Written options, at value	Written options	—	(3,129,675)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	20,906,253	(46,095,794)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	285,717	—
	Credit contracts	Swap contracts, at value	Credit default swaps	7,269,417	(15,485,000)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	18,611,454	(14,437,208)
				$55,716,691	($79,357,584)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s Investments

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Effect of derivative instruments on the Statement of operations  The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Foreign Currency Transactions*	Total
Active Bond Trust	Interest rate contracts	—	—	$529,707	—	—	$529,707
	Credit contracts	—	—	—	$71,403	—	71,403
	Foreign exchange contracts	—	—	—	—	($80,878)	(80,878)
	Total	—	—	$529,707	$71,403	($80,878)	$520,232
Bond Trust	Interest rate contracts	—	—	($7,906,476)	—	—	($7,906,476)
	Total	—	—	($7,906,476)	—	—	($7,906,476)
Bond PS Series	Interest rate contracts	—	—	($126,640)	—	—	($126,640)
	Total	—	—	($126,640)	—	—	($126,640)
Global Bond Trust	Interest rate contracts	$221,548	$1,507,947	$23,895,550	($8,383,564)	—	$17,241,481
	Credit contracts	—	579,756	—	(446,523)	—	133,233
	Foreign exchange contracts	(46,180)	1,380,886	—	—	$26,882,170	28,216,876
	Total	$175,368	$3,468,589	$23,895,550	($8,830,087)	$26,882,170	$45,591,590
High Yield Trust	Interest rate contracts	—	—	$146,305	—	—	$146,305
	Credit contracts	($151,580)	$121,900	—	($155,653)	—	(185,333)
	Foreign exchange contracts	—	—	—	—	($261,329)	(261,329)
	Total	($151,580)	$121,900	$146,305	($155,653)	($261,329)	($300,357)
Investment Quality Bond Trust	Interest rate contracts	—	—	$127,215	($271,641)	—	($144,426)
	Credit contracts	—	—	—	532,764	—	532,764
	Foreign exchange contracts	—	—	—	—	($700,401)	(700,401)
	Total	—	—	$127,215	$261,123	($700,401)	($312,063)
New Income Trust	Interest rate contracts	—	—	($12,762,676)	—	—	($12,762,676)
	Foreign exchange contracts	—	—	—	—	($269,318)	(269,318)
	Total	—	—	($12,762,676)	—	($269,318)	($13,031,994)
Real Return Bond Trust	Interest rate contracts	$47,513	$224,527	$305,382	($888,772)	—	($311,350)
	Credit contracts	—	16,491	—	(30,028)	—	(13,537)
	Foreign exchange contracts	—	12,962	—	—	($190,517)	(177,555)
	Total	$47,513	$253,980	$305,382	($918,800)	($190,517)	($502,442)
Strategic Allocation Trust	Equity contracts	—	—	($1,298,904)	—	—	($1,298,904)
	Foreign exchange contracts	—	—	—	—	($138,474)	(138,474)
	Total	—	—	($1,298,904)	—	($138,474)	($1,437,378)
Strategic Income Opportunities Trust	Interest rate contracts	—	—	($5,915,706)	—	—	($5,915,706)
	Foreign exchange contracts	($1,557,533)	$899,195	—	—	($4,276,786)	(4,935,124)
	Total	($1,557,533)	$899,195	($5,915,706)	—	($4,276,786)	($10,850,830)
Total Return Trust	Interest rate contracts	—	($3,705,460)	$22,716,669	($27,044,183)	—	($8,032,974)
	Credit contracts	—	429,995	—	9,145,727	—	9,575,722
	Foreign exchange contracts	—	10,660	—	—	($31,470,910)	(31,460,250)
	Total	—	($3,264,805)	$22,716,669	($17,898,456)	($31,470,910)	($29,917,502)

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Translation of assets and liabilities in foreign currencies*	Total
Active Bond Trust	Interest rate contracts	—	—	($6,052)	—	—	($6,052)
	Foreign currency contracts	—	—	—	—	($62,223)	(62,223)
	Total	—	—	($6,052)	—	($62,223)	($68,275)
Bond Trust	Interest rate contracts	—	—	($1,652,519)	—	—	($1,652,519)
	Total	—	—	($1,652,519)	—	—	($1,652,519)
Bond PS Series	Interest rate contracts	—	—	($18,001)	—	—	($18,001)
	Total	—	—	($18,001)	—	—	($18,001)
Global Bond Trust	Interest rate contracts	($304,636)	$2,363,638	$5,905,993	$1,794,217	—	$9,759,212
	Credit contracts	—	(310,382)	—	(334,127)	—	(644,509)
	Foreign currency contracts	(4,950)	(22,851)	—	—	($4,257,576)	(4,285,377)
	Total	($309,586)	$2,030,405	$5,905,993	$1,460,090	($4,257,576)	$4,829,326
High Yield Trust	Interest rate contracts	—	—	($264,842)	—	—	($264,842)
	Credit contracts	—	—	—	$40,324	—	40,324
	Foreign currency contracts	—	—	—	—	$255,307	255,307
	Total	—	—	($264,842)	$40,324	$255,307	$30,789

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	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Translation of assets and liabilities in foreign currencies*	Total
Investment Quality Bond Trust	Interest rate contracts	—	—	($410,051)	($1,711,521)	—	($2,121,572)
	Credit contracts	—	—	—	84,717	—	84,717
	Foreign currency contracts	—	—	—	—	$274,208	274,208
	Total	—	—	($410,051)	($1,626,804)	$274,208	($1,762,647)
New Income Trust	Interest rate contracts	—	—	($29,473)	—	—	($29,473)
	Foreign currency contracts	—	—	—	—	$4,889,196	4,889,196
	Total	—	—	($29,473)	—	$4,889,196	$4,859,723
Real Return Bond Trust	Interest rate contracts	($34,292)	$288,193	$210,935	($216,366)	—	$248,470
	Credit contracts	—	(7,148)	—	15,657	—	8,509
	Foreign currency contracts	—	—	—	—	$487,363	487,363
	Total	($34,292)	$281,045	$210,935	($200,709)	$487,363	$744,342
Strategic Allocation Trust	Equity contracts	—	—	$1,953,318	—	—	$1,953,318
	Foreign currency contracts	—	—	—	—	($224,510)	(224,510)
	Total	—	—	$1,953,318	—	($224,510)	$1,728,808
Strategic Income Opportunities Trust	Interest rate contracts	—	—	($29,321)	—	—	($29,321)
	Foreign currency contracts	$70,591	—	—	—	$4,306,665	4,377,256
	Total	$70,591	—	($29,321)	—	$4,306,665	$4,347,935
Total Return Trust	Interest rate contracts	$77,355	$14,920,700	$12,099,999	($7,112,580)	—	$19,985,474
	Credit contracts	—	(6,436)	—	(15,670,846)	—	(15,677,282)
	Foreign currency contracts	—	—	—	—	($526,975)	(526,975)
	Total	$77,355	$14,914,264	$12,099,999	($22,783,426)	($526,975)	$3,781,217

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	Active Bond Trust — 0.60% of aggregate net assets.

•	Bond Trust and Bond PS Series — a) 0.65% of the first $500 million of aggregate net assets; b) 0.60% of aggregate net assets between $500 million and $1.5 billion; c) 0.575% of aggregate net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this Portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other Portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. (When aggregate net assets exceed $500 million, the rate is 0.80% on all assets.)

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

•	New Income Trust — a) 0.80% of the first $50 million of average net assets and b) 0.75% of the average net assets between $50 million and $100 million; c) 0.675% of the average net assets between $100 million and $250 million; d) 0.625% of the average net assets between $250 million and $500 million; e) 0.60% of the excess over $500 million of average net assets. (The annual rate of the management fee for the Portfolio on any day shall not exceed 0.725%. Also, when net assets of the Portfolio exceed $100 million on any day, the annual rate of management fee for that day is 0.75% on the first $100 million of net assets.)

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

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•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Allocation Trust — 0.55% of average net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Total Return Trust — If Relationship Net Assets are equal to or exceed $3 billion, then the following fee schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If Relationship Net Assets are less than $3 billion, then the advisory fee to be paid is 0.70% of aggregate net assets. Relationship Net Assets are aggregate net assets of all Portfolios of the Trust and JHF II that are subadvised by Pacific Investment Management Company, LLC.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and John Hancock Asset Management[1,2]
Bond Trust	John Hancock Asset Management[1,2]
Bond PS Series	John Hancock Asset Management[1,2]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management[1,3]
Money Market Trust B	John Hancock Asset Management[1,3]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management[1,2]
Strategic Allocation Trust	John Hancock Asset Management[1,2]
Strategic Income Opportunities Trust	John Hancock Asset Management[1,2]
Total Return Trust	Pacific Investment Management Company, LLC
Ultra Short Term Bond Trust	John Hancock Asset Management[1,2]

[1]	An affiliate of the Adviser.

[2]	Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

[3]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The Portfolios are not responsible for payment of the subadvisory fees. The gross investment management fees incurred for the year ended December 31, 2011 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust B	0.50%
Bond Trust	0.57%	New Income Trust	0.61%
Bond PS Series	0.58%	Real Return Bond Trust	0.70%
Core Bond Trust	0.59%	Short Term Government Income Trust	0.56%
Global Bond Trust	0.70%	Strategic Allocation Trust	0.55%
High Yield Trust	0.67%	Strategic Income Opportunities Trust	0.66%
Income Trust	0.80%	Total Return Trust	0.68%
Investment Quality Bond Trust	0.58%	Ultra Short Term Bond Trust	0.55%
Money Market Trust	0.47%

Expense reimbursements  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets	Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%	Money Market Trust	0.15%
Bond Trust	0.15%	New Income Trust	0.15%
Bond PS Series	0.15%[1]	Real Return Bond Trust	0.15%
Core Bond Trust	0.15%	Short Term Government Income Trust	0.15%
Global Bond Trust	0.15%	Strategic Allocation Trust	0.20%[1]
High Yield Trust	0.15%	Strategic Income Opportunities Trust	0.15%
Income Trust	0.15%	Total Return Trust	0.15%
Investment Quality Bond Trust	0.15%	Ultra Short Term Bond Trust	0.15%

[1]	This waiver was made contractual effective December 16, 2011.

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Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. All Portfolios covered in this report are Participating Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Adviser.

The Distributor has voluntarily agreed to reimburse certain class-specific Portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the Portfolios. In addition, the Adviser voluntarily agreed to reimburse certain Portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Portfolio expenses is fully utilized.

The Adviser has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B Portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolio’s business and underlying fund expenses. The expense cap will remain in effect until April 30, 2012, and may terminate at any time thereafter.

For the year ended December 31, 2011, the waivers under these agreements amounted to:

Expense reimbursements by class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,211	$10,152	$27,583	$39,946
Bond Trust	1,237	3,528	161,086	165,851
Bond PS Series	—	10,308	30,022	40,330
Core Bond Trust	38	363	53,325	53,726
Global Bond Trust	2,630	5,724	21,949	30,303
High Yield Trust	2,396	2,535	2,617	7,548
Income Trust	—	—	13,379	13,379
Investment Quality Bond Trust	6,605	4,480	520	11,605
Money Market Trust	10,768,879	5,256,590	—	16,025,469
Money Market Trust B	—	—	1,991,757	1,991,757
New Income Trust	—	—	509,427	509,427
Real Return Bond Trust	296	2,470	1,096	3,862
Short Term Government Income Trust	2,908	2,256	12,430	17,594
Strategic Allocation Trust	—	—	59,177	59,177
Strategic Income Opportunities Trust	9,994	2,554	730	13,278
Total Return Trust	9,072	9,637	89,716	108,425
Ultra Short Term Bond Trust	116	2,751	55	2,922

Expense recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts eligible for recovery through 12-1-12	Amounts eligible for recovery through 12-1-13	Amounts eligible for recovery through 12-1-14	Amount recovered during the period ended 12-31-11
Bond PS Series	—	—	$39,164	—
Money Market Trust B	$2,031,527	$1,574,921	1,428,753	—
Strategic Allocation Trust	—	—	58,622	—
Ultra Short Term Bond Trust	—	—	—	$28,616

Amounts recovered by class

Portfolio	Series I	Series II	Series NAV	Total
Ultra Short Term Bond Trust	$778	$27,280	$558	$28,616

The net investment management fees incurred for the year ended December 31, 2011, including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Active Bond Trust	0.60%
Bond Trust	0.57%
Bond PS Series	0.47%
Core Bond Trust	0.58%
Global Bond Trust	0.70%
High Yield Trust	0.67%
Income Trust	0.80%
Investment Quality Bond Trust	0.58%
Money Market Trust	0.15%
Money Market Trust B	0.16%

110

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Annual Effective Rate
New Income Trust	0.59%
Real Return Bond Trust	0.70%
Short Term Government Income Trust	0.55%
Strategic Allocation Trust	0.20%
Strategic Income Opportunities Trust	0.66%
Total Return Trust	0.68%
Ultra Short Term Bond Trust	0.58%

Accounting and legal services  Pursuant to a separate service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2011, amounted to an approximate annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and service plans  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The following table shows the contractual rates of distribution and service fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

Trustee expenses  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2011 and December 31, 2010, were as follows:

Active Bond Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	335,355	$3,392,588	417,935	$4,113,407
Distributions reinvested	379,333	3,700,366	586,788	5,682,296
Repurchased	(1,691,831)	(17,031,216)	(2,101,724)	(20,570,090)
Net decrease	(977,143)	($9,938,262)	(1,097,001)	($10,774,387)
Series II shares
Sold	1,470,711	$14,442,527	3,054,412	$30,212,579
Distributions reinvested	1,585,985	15,508,069	2,554,287	24,752,427
Repurchased	(9,783,653)	(98,493,318)	(7,892,407)	(77,612,013)
Net decrease	(6,726,957)	($68,542,722)	(2,283,708)	($22,647,007)
Series NAV shares
Sold	813,293	$8,211,936	657,468	$6,423,390
Distributions reinvested	5,008,707	48,854,974	6,988,609	67,693,615
Repurchased	(7,373,403)	(74,152,872)	(60,532,518)	(584,554,336)
Net decrease	(1,551,403)	($17,085,962)	(52,886,441)	($510,437,331)
Net decrease	(9,255,503)	($95,566,946)	(56,267,150)	($543,858,725)

Bond Trust	Period ended 12-31-11[1]		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	996,166	$13,624,678	—	—
Issued in reorganization (Note 9)	15,517,824	215,186,315	—	—
Distributions reinvested	408,476	5,538,929	—	—
Repurchased	(25,580)	(354,388)	—	—
Net increase	16,896,886	$233,995,534	—	—
Series II shares
Sold	1,916,515	$26,139,453	—	—
Issued in reorganization (Note 9)	45,083,960	625,181,174	—	—
Distributions reinvested	1,072,968	14,570,904	—	—
Repurchased	(1,023,437)	(14,202,955)	—	—
Net increase	47,050,006	$651,688,576	—	—
Series NAV shares
Sold	13,277,459	$182,579,743	287,158,843	$3,869,732,532
Issued in reorganization (Note 9)	449,056	6,227,079	—	—
Distributions reinvested	16,191,115	221,251,474	7,149,035	95,901,779
Repurchased	(53,783,948)	(753,117,943)	(6,823,958)	(91,600,144)
Net increase (decrease)	(23,866,318)	($343,059,647)	287,483,920	$3,874,034,167
Net increase	40,080,574	$542,624,463	287,483,920	$3,874,034,167

1	The inception date for Series I and Series II shares is 10-31-11.

111

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Bond PS Series	Period ended 12-31-11[1]
	Shares	Amount
Series II shares
Sold	1,987,792	$25,173,914
Distributions reinvested	3,685	46,430
Repurchased	(1,797,859)	(23,008,649)
Net increase	193,618	$2,211,695
Series NAV shares
Sold	9,267,794	$118,011,473
Distributions reinvested	139,044	1,750,563
Repurchased	(816,618)	(10,495,155)
Net increase	8,590,220	$109,266,881
Net increase	8,783,838	$111,478,576

1	Period from 4-28-11 (inception date) to 12-31-11.

Core Bond Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	127,682	$1,784,368	64,142	$895,776
Distributions reinvested	7,285	100,675	3,532	48,410
Repurchased	(82,038)	(1,136,813)	(87,165)	(1,212,461)
Net increase (decrease)	52,929	$748,230	(19,491)	($268,275)
Series II shares
Sold	552,573	$7,777,426	447,366	$6,172,315
Distributions reinvested	58,482	807,928	34,312	470,044
Repurchased	(631,776)	(8,794,710)	(424,154)	(5,883,816)
Net increase (decrease)	(20,721)	($209,356)	57,524	$758,543
Series NAV shares
Sold	1,841,829	$25,560,422	46,691,744	$642,680,894
Distributions reinvested	8,325,111	114,827,943	4,498,661	61,422,897
Repurchased	(21,130,964)	(300,329,193)	(921,238)	(12,745,826)
Net increase (decrease)	(10,964,024)	($159,940,828)	50,269,167	$691,357,965
Net increase (decrease)	(10,931,816)	($159,401,954)	50,307,200	$691,848,233

Global Bond Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	666,995	$9,053,093	610,637	$7,773,501
Distributions reinvested	400,106	5,369,252	252,054	3,193,279
Repurchased	(1,903,589)	(25,437,059)	(1,777,374)	(22,667,052)
Net decrease	(836,488)	($11,014,714)	(914,683)	($11,700,272)
Series II shares
Sold	953,697	$12,737,391	1,575,715	$20,215,061
Distributions reinvested	853,001	11,375,454	491,031	6,177,965
Repurchased	(3,678,542)	(48,744,331)	(3,039,310)	(38,373,420)
Net decrease	(1,871,844)	($24,631,486)	(972,564)	($11,980,394)
Series NAV shares
Sold	1,643,910	$21,959,964	6,858,005	$87,181,959
Distributions reinvested	3,289,645	43,954,801	2,059,462	26,000,430
Repurchased	(9,776,855)	(132,719,037)	(4,226,112)	(53,818,541)
Net increase (decrease)	(4,843,300)	($66,804,272)	4,691,355	$59,363,848
Net increase (decrease)	(7,551,632)	($102,450,472)	2,804,108	$35,683,182

High Yield Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,695,961	$28,173,989	4,866,074	$39,936,025
Issued in reorganization (Note 9)	509,231	3,218,388	702,449	6,284,074
Distributions reinvested	1,192,884	6,569,761	5,064,924	30,872,755
Repurchased	(7,382,459)	(45,060,566)	(6,877,414)	(57,950,588)
Net increase (decrease)	(984,383)	($7,098,428)	3,756,033	$19,142,266
Series II shares
Sold	9,025,317	$52,903,023	9,202,544	$80,585,675
Issued in reorganization (Note 9)	1,393,708	8,922,851	540,289	4,868,144
Distributions reinvested	1,131,535	6,318,095	5,249,181	32,405,379
Repurchased	(11,640,401)	(71,340,387)	(12,349,512)	(104,154,045)
Net increase (decrease)	(89,841)	($3,196,418)	2,642,502	$13,705,153
Series NAV shares
Sold	5,570,425	$33,323,621	679,963	$5,743,021
Issued in reorganization (Note 9)	8,836,205	55,388,462	3,464,585	30,820,285
Distributions reinvested	1,377,554	7,523,420	9,435,461	64,947,250
Repurchased	(14,789,054)	(90,873,631)	(208,384,316)	(1,762,675,180)
Net increase (decrease)	995,130	$5,361,872	(194,804,307)	($1,661,164,624)
Net decrease	(79,094)	($4,932,974)	(188,405,772)	($1,628,317,205)

112

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Income Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	71,620	$807,726	86,692	$896,058
Distributions reinvested	2,502,166	25,355,886	3,122,288	32,722,265
Repurchased	(6,640,939)	(71,433,265)	(5,857,801)	(59,782,572)
Net decrease	(4,067,153)	($45,269,653)	(2,648,821)	($26,164,249)

Investment Quality Bond Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,149,710	$25,230,170	2,233,858	$25,979,048
Distributions reinvested	775,859	9,081,030	915,204	10,341,131
Repurchased	(2,252,605)	(26,667,657)	(2,093,856)	(24,333,641)
Net increase	672,964	$7,643,543	1,055,206	$11,986,538
Series II shares
Sold	948,122	$11,154,842	2,167,319	$24,972,223
Distributions reinvested	469,699	5,502,783	677,558	7,667,100
Repurchased	(3,366,813)	(39,568,009)	(3,696,269)	(43,132,231)
Net decrease	(1,948,992)	($22,910,384)	(851,392)	($10,492,908)
Series NAV shares
Sold	229,919	$2,707,233	691,888	$8,043,018
Distributions reinvested	63,565	741,739	82,197	928,359
Repurchased	(233,484)	(2,727,073)	(6,233,286)	(71,296,729)
Net increase (decrease)	60,000	$721,899	(5,459,201)	($62,325,352)
Net decrease	(1,216,028)	($14,544,942)	(5,255,387)	($60,831,722)

Money Market Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	730,818,575	$730,818,575	386,346,175	$386,346,175
Distributions reinvested	2,252,168	2,252,168	32,050	32,050
Repurchased	(693,694,083)	(693,694,083)	(882,102,713)	(882,102,713)
Net increase (decrease)	39,376,660	$39,376,660	(495,724,488)	($495,724,488)
Series II shares
Sold	553,958,719	$553,958,719	324,312,247	$324,312,247
Distributions reinvested	797,739	797,739	11,550	11,550
Repurchased	(517,310,524)	(517,310,524)	(659,654,622)	(659,654,619)
Net increase (decrease)	37,445,934	$37,445,934	(335,330,825)	($335,330,822)
Net increase (decrease)	76,822,594	$76,822,594	(831,055,313)	($831,055,310)

Money Market Trust B	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	306,580,364	$306,580,364	277,945,679	$277,945,679
Distributions reinvested	518,353	518,353	319,190	319,190
Repurchased	(311,709,588)	(311,709,588)	(327,875,169)	(327,875,169)
Net decrease	(4,610,871)	($4,610,871)	(49,610,300)	($49,610,300)

New Income Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,675,431	$36,484,179	79,566,790	$1,062,777,846
Distributions reinvested	8,714,401	118,109,383	5,790,844	77,128,851
Repurchased	(29,839,802)	(413,047,849)	(5,306,573)	(70,709,314)
Net increase (decrease)	(18,449,970)	($258,454,287)	80,051,061	$1,069,197,383

Real Return Bond Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	328,066	$4,047,155	279,032	$3,470,523
Distributions reinvested	32,052	400,179	91,847	1,076,305
Repurchased	(343,556)	(4,172,448)	(231,209)	(2,865,603)
Net increase	16,562	$274,886	139,670	$1,681,225
Series II shares
Sold	1,442,557	$17,759,109	884,386	$10,792,144
Distributions reinvested	237,940	2,934,882	855,922	9,930,710
Repurchased	(2,861,691)	(34,667,890)	(2,263,090)	(27,733,550)
Net decrease	(1,181,194)	($13,973,899)	(522,782)	($7,010,696)
Series NAV shares
Sold	2,105,591	$25,516,536	1,223,734	$15,064,110
Distributions reinvested	121,981	1,502,896	313,696	3,635,150
Repurchased	(1,590,946)	(19,382,590)	(23,762,361)	(286,797,100)
Net increase (decrease)	636,626	$7,636,842	(22,224,931)	($268,097,840)
Net decrease	(528,006)	($6,062,171)	(22,608,043)	($273,427,311)

113

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	913,455	$12,001,382	456,013	$5,979,288
Issued in reorganization (Note 9)	—	—	9,225,883	118,836,713
Distributions reinvested	184,370	2,392,196	126,304	1,628,392
Repurchased	(2,484,674)	(32,476,371)	(1,572,939)	(20,586,809)
Net increase (decrease)	(1,386,849)	($18,082,793)	8,235,261	$105,857,584
Series II shares
Sold	1,474,138	$19,388,499	1,018,940	$13,300,511
Issued in reorganization (Note 9)	—	—	6,902,267	88,906,695
Distributions reinvested	143,492	1,862,524	88,584	1,143,078
Repurchased	(2,375,684)	(30,958,255)	(1,325,226)	(17,349,080)
Net increase (decrease)	(758,054)	($9,707,232)	6,684,565	$86,001,204
Series NAV shares
Sold	3,173,219	$41,495,835	12,651,516	$163,090,142
Issued in reorganization (Note 9)	—	—	8,122,016	104,618,038
Distributions reinvested	811,718	10,529,562	501,501	6,465,032
Repurchased	(5,799,383)	(76,200,748)	(1,887,028)	(24,587,947)
Net increase (decrease)	(1,814,446)	($24,175,351)	19,388,005	$249,585,265
Net increase (decrease)	(3,959,349)	($51,965,376)	34,307,831	$441,444,053

Strategic Allocation Trust	Period ended 12-31-11[1]
	Shares	Amount
Series NAV shares
Sold	5,153,157	$57,505,905
Distributions reinvested	2,847	31,635
Repurchased	(5,694)	(58,993)
Net increase	5,150,310	$57,478,547

1	Period from 4-28-11 (inception date) to 12-31-11.

Strategic Income Opportunities Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,007,918	$43,332,622	12,754,135	$183,309,615
Issued in reorganization (Note 9)	—	—	6,353,784	94,307,416
Distributions reinvested	2,740,699	35,713,291	1,809,232	25,082,602
Repurchased	(2,711,659)	(37,203,463)	(1,077,414)	(15,496,970)
Net increase	3,036,958	$41,842,450	19,839,737	$287,202,663
Series II shares
Sold	268,940	$3,821,035	524,550	$7,317,921
Issued in reorganization (Note 9)	—	—	5,647,120	83,836,133
Distributions reinvested	641,056	8,373,575	478,248	6,640,204
Repurchased	(1,528,236)	(21,499,819)	(1,179,136)	(17,056,950)
Net increase (decrease)	(618,240)	($9,305,209)	5,470,782	$80,737,308
Series NAV shares
Sold	643,882	$9,214,902	511,706	$7,453,468
Issued in reorganization (Note 9)	—	—	544,652	8,071,009
Distributions reinvested	216,236	2,808,411	437,411	6,085,831
Repurchased	(501,611)	(7,044,373)	(37,761,287)	(534,431,982)
Net increase (decrease)	358,507	$4,978,940	(36,267,518)	($512,821,674)
Net increase (decrease)	2,777,225	$37,516,181	(10,956,999)	($144,881,703)

Total Return Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,307,435	$18,554,986	2,315,940	$33,564,181
Distributions reinvested	1,698,271	23,615,172	1,000,870	14,362,486
Repurchased	(5,223,860)	(75,417,507)	(5,415,047)	(78,687,407)
Net decrease	(2,218,154)	($33,247,349)	(2,098,237)	($30,760,740)
Series II shares
Sold	2,503,823	$36,666,766	6,463,716	$93,710,613
Distributions reinvested	1,728,318	24,008,382	989,394	14,170,948
Repurchased	(7,060,823)	(102,404,456)	(8,147,708)	(118,969,469)
Net decrease	(2,828,682)	($41,729,308)	(694,598)	($11,087,908)
Series NAV shares
Sold	4,100,467	$58,530,468	27,317,128	$392,508,738
Distributions reinvested	16,825,171	233,218,340	8,234,416	117,752,144
Repurchased	(24,616,233)	(361,335,381)	(10,292,174)	(149,294,834)
Net increase (decrease)	(3,690,595)	($69,586,573)	25,259,370	$360,966,048
Net increase (decrease)	(8,737,431)	($144,563,230)	22,466,535	$319,117,400

114

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Ultra Short Term Bond Trust	Year ended 12-31-11		Period ended 12-31-10[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	372,741	$4,614,527	184,549	$2,303,414
Distributions reinvested	3,920	47,787	1,271	15,700
Repurchased	(235,028)	(2,909,858)	(47,807)	(596,868)
Net increase	141,633	$1,752,456	138,013	$1,722,246
Series II shares
Sold	9,800,014	$121,160,694	5,256,296	$65,596,983
Distributions reinvested	131,639	1,604,677	42,465	524,448
Repurchased	(4,008,918)	(49,549,591)	(495,149)	(6,173,210)
Net increase	5,922,735	$73,215,780	4,803,612	$59,948,221
Series NAV shares
Sold	262,853	$3,252,351	80,320	$1,003,984
Distributions reinvested	3,045	37,120	799	9,863
Repurchased	(125,734)	(1,556,936)	—	—
Net increase	140,164	$1,732,535	81,119	$1,013,847
Net increase	6,204,532	$76,700,771	5,022,744	$62,684,314

1	Period from 7-29-10 (inception date) to 12-31-10.

Affiliates of the Trust owned shares of beneficial interest of the following Portfolios on December 31, 2011:

Portfolio	Series	% by Series
Bond PS Series	II	4%
Strategic Allocation Trust	NAV	16%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2011. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2011.

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$664,647,350	$600,535,777	$553,865,670	$936,213,891
Bond Trust	2,412,511,467	3,373,823,755	2,958,592,338	2,921,773,312
Bond PS Series	61,065,166	94,792,557	42,564,788	16,883,353
Core Bond Trust	3,742,797,295	4,546,555,103	3,684,065,433	4,907,526,310
Global Bond Trust	79,259,854	1,037,830,507	74,487,456	1,067,510,485
High Yield Trust	9,831,758	208,155,284	9,824,675	276,838,192
Income Trust	—	101,100,431	—	150,933,081
Investment Quality Bond Trust	128,702,946	104,421,600	136,287,734	170,276,345
New Income Trust	511,756,962	1,317,063,784	534,238,481	1,513,568,461
Real Return Bond Trust	836,002,722	61,677,252	861,262,342	64,216,830
Short Term Government Income Trust	62,829,579	440,570,248	115,601,553	430,794,470
Strategic Allocation Trust	—	26,919,732	—	4,283,007
Strategic Income Opportunities Trust	—	225,600,844	—	213,838,586
Total Return Trust	5,424,904,331	3,640,230,785	5,400,493,521	3,950,228,377
Ultra Short Term Bond Trust	—	229,872,159	—	155,813,676

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. As of December 31, 2011, the following Portfolios had an affiliate ownership concentration of 5% or more of their net assets:

Portfolio	Affiliate Concentration
Bond Trust	85.3%
Bond PS Series	97.8%
Core Bond Trust	98.5%
Global Bond Trust	60.3%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	50.5%
Total Return Trust	76.5%

9.  REORGANIZATIONS On October 4, 2011, the shareholders of John Hancock American Bond Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock Bond Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

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REORGANIZATIONS, CONTINUED

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
Bond Trust	$846,594,568	($1,259,695)	67,283,180	61,050,840	$5,029,797,286	$5,876,391,854

Because the combined Portfolio has been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that has been included in the Acquiring Portfolio’s Statement of operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisitions had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$157,267,787
Net realized and unrealized gain	185,604,859
Increase in net assets from operations	342,872,646

On June 28, 2010, the shareholders of John Hancock High Income Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock High Yield Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 29, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
High Yield Trust	$67,529,701	($6,624,256)	10,143,211	10,739,144	$265,472,368	$333,002,069

Because the combined Portfolio has been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that has been included in the Acquiring Portfolio’s Statement of operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisitions had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$20,492,584
Net realized and unrealized loss	(16,694,199)
Increase in net assets from operations	3,798,385

Fiscal year ended December 31, 2010, Portfolio mergers  On the dates noted below the shareholders of certain series of the Trust (Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganizations (the Agreement) which provided for an exchange of shares of certain series of the Trust (the Acquiring Portfolios) with a value equal to the net assets transferred.

ACQUIRED PORTFOLIOS	ACQUIRING PORTFOLIOS
U.S. High Yield Bond Trust	High Yield Trust (shareholders approved on 6-28-10)
Strategic Bond Trust	Strategic Income Opportunities Trust (shareholders approved on 9-28-10)

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolios with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolios’ shares. The reorganizations were intended to consolidate the Acquired Portfolios with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolios are the legal and accounting survivors.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios identified cost. All distributable amounts of net income and

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REORGANIZATIONS, CONTINUED

realized gains from the Acquired Portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired Portfolios. The effective time of the reorganizations occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 5, 2010. The following outlines the reorganizations.

ACQUIRING PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIOS	ACQUIRING PORTFOLIOS’ NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIOS’ TOTAL NET ASSETS AFTER COMBINATION
High Yield Trust	$41,972,503	$2,397,538	8,927,528	4,707,323	$489,170,647	$531,143,150
Strategic Income Opportunities Trust	186,214,558	(7,455)	19,043,648	12,545,556	392,558,945	578,773,503

Assuming the acquisitions had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2010, are as follows:

High Yield Trust

Net investment income	$114,034,893
Net gain	47,305,537
Increase in net assets from operations	161,340,430

Strategic Income Opportunities Trust

Net investment income	$50,947,158
Net gain	53,319,835
Increase in net assets from operations	104,266,993

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 16, 2010, the shareholders of John Hancock Short-Term Bond Trust and John Hancock U.S. Government Securities Trust (the Acquired Portfolios) both voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock Short Term Government Income Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolios with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to the Acquired Portfolios’ shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolios with a portfolio with a similar objective. The combined portfolio may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 30, 2010. The following outlines the reorganizations:

PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Short-Term Bond Trust	$92,985,812	$278,831	11,542,875
U.S. Government Securities Trust	$219,375,634	$2,059,675	17,967,023
Total	$312,361,446	$2,338,506	29,509,898	24,250,166	$284,091,522	$596,452,968

Assuming the acquisitions had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2010, are as follows:

Net investment income	$7,677,564
Net gain	15,918,822
Increase in net assets from operations	23,596,386

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

10.  OTHER MATTER On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds as constructively fraudulent conveyances under the U.S. Bankruptcy Code.

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OTHER MATTER, CONTINUED

The potential amounts sought to be recovered from the New Income Trust are approximately $2,125,000, representing the proceeds that the Portfolio received in the leveraged buy-out, plus interest and the Official Committee’s attorneys’ fees and expenses. The Portfolio cannot predict the outcome of this proceeding. The Portfolio is currently assessing the case and has not yet determined the effect, if any, on the Portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the Portfolio, or if the Portfolio was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have an adverse effect on the Portfolio’s net asset value.

118

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust (formerly John Hancock Trust):

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2012

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John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Variable Insurance Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born: 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Variable Insurance Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Variable Insurance Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

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John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Portfolio’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

121

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

122

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

123

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LOWELL, MA
PERMIT NO. 57

Management of the Trust

Trustees
James M. Oates,** Chairman
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Hassell H. McClellan**
Theron S. Hoffman**
Steven M. Roberts*
Grace K. Fey**
James R. Boyle†

* Member of the Audit Committee
** Member of the Compliance Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Michael J. Leary, Treasurer
Charles A. Rizzo, Chief Financial Officer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/11
2/12

0115013: 0212

John Hancock

John Hancock

Variable Insurance Trust

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Index Trusts

Annual Report
December 31, 2011

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	17

Summary Portfolio of Investments (See below for each Portfolio’s page #)	19-33

Statements of Assets and Liabilities	34

Statements of Operations	38

Statements of Changes in Net Assets	42

Financial Highlights	45

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	68

Trustees and Officers Information	69

For More Information	72

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
500 Index Trust	4	19
500 Index Trust B	5	20
Core Balanced Trust	6	20
Core Balanced Strategy Trust	7	21
Core Strategy Trust	8	21
International Equity Index Trust A	9	21
International Equity Index Trust B	10	23
International Index Trust	11	25
Mid Cap Index Trust	12	26
Small Cap Index Trust	13	27
Total Bond Market Trust A	14	28
Total Bond Market Trust B	15	30
Total Stock Market Index Trust	16	31

2

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Variable Insurance Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2011. The views expressed are those of the portfolio manager as of December 31, 2011, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

500 Index Trust

Subadviser: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock AssetManagement (North America))
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the Trust’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	18.9
Financials	13.4
Energy	12.2
Health Care	11.8
Consumer Staples	11.5
Consumer Discretionary	10.6
Industrials	10.6
Utilities	3.8
Materials	3.5
Telecommunication Services	3.1
Short-Term Investments & Other	0.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the 500 Index Trust Series I returned +1.57%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  The S&P 500 Index had a modest gain of 2.11% for 2011, thanks to the strongest fourth quarter in more than a decade. Overall, seven of the 10 sectors finished the year higher, led by defensive sectors, Utilities (+19.9%), Consumer Staples (+14.0%) and Health Care (+12.7%). Financials (–17.1%) was hit the hardest, followed by Materials (–9.8%) and Industrials (–0.6%).

Despite a modest decline in March, the S&P 500 Index enjoyed a strong start to the year with a first quarter return of almost 6%. January and February combined for the strongest start to a calendar year in more than 10 years. Global issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all weighed on financial markets.

The second quarter started well with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak U.S. economic news, reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll on investors.

The S&P 500 Index declined 13.9% in the third quarter, with only the Utilities sector managing a modest gain despite continued strength in corporate fundamentals. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices with an almost 11% gain in October, followed by a modest net gain through the final two months. Meanwhile, large-cap U.S. stocks reported record third quarter earnings, double-digit increases in dividends and historically high cash levels as economic uncertainty and macro issues continued to weigh on investors.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I	1.57%	–0.73%	2.39%	–3.61%	26.69%
500 Index Trust Series II2	1.37%	–0.94%	2.19%	–4.61%	24.25%
500 Index Trust Series NAV[3]	1.65%	–0.67%	2.30%	–3.29%	25.52%
S&P 500 Index[4,5]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is October 31, 2005. For periods prior to October 31, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to October 31, 2005 reflected series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

500 Index Trust B

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the Trust’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	18.8
Financials	13.3
Energy	12.2
Health Care	11.8
Consumer Staples	11.4
Industrials	10.6
Consumer Discretionary	10.6
Utilities	3.8
Materials	3.5
Telecommunication Services	3.1
Short-Term Investments & Other	0.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the 500 Index Trust B Series NAV returned +1.87%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  The S&P 500 Index had a modest gain of 2.11% for 2011, thanks to the strongest fourth quarter in more than a decade. Overall, seven of the 10 sectors finished the year higher, led by defensive sectors, Utilities (+19.9%), Consumer Staples (+14.0%) and Health Care (+12.7%). Financials (–17.1%) was hit the hardest, followed by Materials (–9.8%) and Industrials (–0.6%).

Despite a modest decline in March, the S&P 500 Index enjoyed a strong start to the year with a first quarter return of almost 6%. January and February combined for the strongest start to a calendar year in more than 10 years. Global issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all weighed on financial markets.

The second quarter started well with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak U.S. economic news, reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll on investors.

The S&P 500 Index declined 13.9% in the third quarter, with only the Utilities sector managing a modest gain despite continued strength in corporate fundamentals. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices with an almost 11% gain in October, followed by a modest net gain through the final two months. Meanwhile, large-cap U.S. stocks reported record third quarter earnings, double-digit increases in dividends and historically high cash levels as economic uncertainty and macro issues continued to weigh on investors.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series NAV[2]	1.87%	–0.46%	2.70%	–2.27%	30.55%
S&P 500 Index[3,4]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1996.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Core Balanced Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Bob Boyda, Steve Medina

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing a substantial portion of its assets in the Balanced Trust, but is authorized to invest without limitation in other Underlying Funds. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Balanced Trust	60.1
500 Index Trust	17.9
Total Bond Market Trust A	13.2
International Index Trust	5.4
Mid Cap Index Trust	1.7
Small Cap Index Trust	1.7

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Balanced Trust Series I returned +1.16%, underperforming the +1.95% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11% and the Russell 3000 Index gaining 1.03%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Arab Spring seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. Non-U.S. stocks struggled and the MSCI EAFE Index lost 11.73% for the year. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

The Trust’s underperformance relative to its combined index was due to a combination of an underweight to U.S. bonds, which was the best asset class among the classes in the portfolio (U.S. Equity, U.S. bonds and non-U.S. Equity) and small detractions in each of the asset classes versus their benchmark indexes.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. The corporate sector remains strong — profits are up, companies are flush with cash and manufacturing is bouncing back. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession in 2012. The potential negative impact on the U.S. is significant, especially if the eurozone debt crisis deteriorates. Slower-than-expected growth in China remains a threat as well. We believe that continuing with a balanced strategy founded on a range of diversified asset classes is an attractive approach in today’s environment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Balanced Trust Series I (began 5/1/09)	1.16%	—	—	12.75%	—	—	37.80%
Core Balanced Trust Series II (began 5/1/09)	0.89%	—	—	12.53%	—	—	37.08%
Core Balanced Trust Series NAV[2]	1.21%	—	—	12.79%	—	—	37.93%
Russell 3000 Index[3,7]	1.03%	—	—	17.48%	—	—	53.79%
Barclays Capital U.S. Aggregate Bond Index[4,7]	7.84%	—	—	7.39%	—	—	20.99%
MSCI EAFE Index[5,7]	–11.73%	—	—	10.32%	—	—	30.01%
Combined Index[6,7]	1.95%	—	—	13.39%	—	—	39.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV is April 30, 2010. For the periods prior to April 30, 2010, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 30, 2010 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

6	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Core Balanced Strategy Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long term growth of capital by investing approximately 50% of its net assets in Underlying Funds that invest primarily in equity securities and approximately 50% of its net assets in Underlying Funds that invest primarily in fixed-income securities. Underlying Funds eligible for purchase by the Trust include the following index funds: 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Total Bond Market Trust A. The Trust may, however, invest in other JHVIT funds and other investment companies, including exchange-traded funds (ETFs). Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Total Bond Market Trust A	51.1
500 Index Trust	30.6
International Index Trust	12.1
Mid Cap Index Trust	4.9
Small Cap Index Trust	1.9
Other	–0.6

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Balanced Strategy Trust Series NAV returned +2.28%, underperforming the +5.28% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Arab Spring seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

The Trust’s balanced exposure to equities and fixed income helped it provide a positive absolute return. But it underperformed the Combined Index, largely because of its exposure to international stocks, and the small- and mid-cap sectors. It was an unusual period in which most traditional diversifiers outside the S&P 500 and Barclays Capital U.S. Aggregate Bond Indexes detracted from return. We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. The corporate sector remains strong — profits are up, companies are flush with cash and manufacturing is bouncing back. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession in 2012. The potential negative impact on the U.S. is significant, especially if the eurozone debt crisis deteriorates. Slower-than-expected growth in China remains a threat as well. We believe that continuing with a balanced strategy founded on a range of diversified asset classes is an attractive approach in today’s environment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Balanced Strategy Trust Series NAV (began 7/24/09)	2.28%	—	—	9.73%	—	—	25.43%
S&P 500 Index[2,6]	2.11%	—	—	13.24%	—	—	35.47%
Barclays Capital U.S. Aggregate Bond Index[3,6]	7.84%	—	—	7.34%	—	—	18.87%
Russell 3000 Index[4,6]	1.03%	—	—	13.65%	—	—	36.65%
Combined Index[5,6]	5.28%	—	—	10.66%	—	—	28.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Core Strategy Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital by investing approximately 70% of its total assets in equity securities or Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities or Underlying Funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
500 Index Trust	41.7
Total Bond Market Trust A	30.4
International Index Trust	17.8
Mid Cap Index Trust	7.0
Small Cap Index Trust	3.1

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Core Strategy Trust Series II returned +0.01%, underperforming the +4.08% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and the Arab Spring seemed to be primary drivers of day-to-day market moves. Additionally, developed economies continued to struggle with slow growth, as mixed economic signals sparked additional volatility. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy and the strength of corporate balance sheets.

The Trust’s balanced exposure to equities and fixed income helped it provide a positive absolute return. But it underperformed its Combined Index, largely because of its exposure to international stocks, and the small- and mid-cap sectors. It was an unusual period in which most traditional diversifiers outside the S&P 500 and the Barclays Capital U.S. Aggregate Bond indexes detracted from returns.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. The corporate sector remains strong — profits are up, companies are flush with cash and manufacturing is bouncing back. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession in 2012. The potential negative impact on the U.S. is significant, especially if the eurozone debt crisis deteriorates. Slower-than-expected growth in China remains a threat as well. We believe that continuing with a balanced strategy founded on a range of diversified asset classes is an attractive approach in today’s environment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Strategy Trust Series I2	0.21%	1.46%	—	2.81%	7.53%	—	17.74%
Core Strategy Trust Series II (began 2/10/06)	0.01%	1.35%	—	2.71%	6.92%	—	17.08%
Core Strategy Trust Series NAV[3]	0.18%	1.50%	—	2.84%	7.72%	—	17.95%
S&P 500 Index[4,7]	2.11%	–0.25%	—	2.01%	–1.24%	—	12.44%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	6.50%	—	6.30%	37.01%	—	43.27%
Combined Index[6,7]	4.08%	2.12%	—	3.62%	11.05%	—	23.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

International Equity Index Trust A

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The Trust invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	22.3
Energy	11.9
Materials	11.2
Industrials	9.9
Consumer Staples	9.7
Consumer Discretionary	8.5
Health Care	6.7
Information Technology	6.4
Telecommunication Services	6.2
Utilities	3.9
Short-Term Investments & Other	3.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Equity Index Trust A Series I total return was –14.24%, underperforming the –13.33% return of the MSCI AC World ex US Index.

Environment  ►  The first quarter was dominated by concerns over U.S. jobs, European bonds and turmoil in the Arab world, which reinforced caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Investors then started looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, global share prices began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter, dealt with less amicable economic indicators. Risk appetites picked up again during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to agree on a plan for voluntary reinvestment in maturing Greek obligations. Still, the relief was palpable enough that in just a few days safe-havens such as gold and U.S. Treasury bonds gave back a meaningful chunk of their second quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their sovereign debt and beleaguered banks issues, and the U.S. dollar rallied, the third quarter of 2011 wound up providing the worst returns to holders of non-U.S. equities since the horrific losses of the final quarter of 2008. Also preventing any sustained lift was mounting evidence that growth across the developed economies might be slowing, creating greater risks for the profit outlook both in 2011 and into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-U.S. equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the U.S. outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying U.S. dollar contributed to late autumn outperformance of defensive assets.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Equity Index Trust A Series I (began 4/29/05)[2]	–14.24%	–3.45%	—	5.01%	–16.10%	—	45.42%
International Equity Index Trust A Series II (began 4/29/05)[2]	–14.42%	–3.65%	—	4.79%	–16.96%	—	43.16%
International Equity Index Trust A Series NAV[3]	–14.21%	–3.39%	—	5.05%	–15.86%	—	45.84%
MSCI AC World ex US Index[4,5]	–13.33%	–2.48%	—	6.03%	–11.82%	—	56.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the International Equity Index Trust A is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (JHVST Fund) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from their inception date, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund.

3	The inception date for Series NAV shares is May 3, 2010. For periods prior to May 3, 2010 the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 3, 2010 reflected Series NAV expenses, performance would be higher.

4	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

International Equity Index Trust B

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The Trust invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	22.1
Energy	11.6
Materials	11.2
Industrials	10.2
Consumer Staples	9.8
Consumer Discretionary	8.4
Health Care	6.8
Information Technology	6.3
Telecommunication Services	6.2
Utilities	3.8
Short-Term Investments & Other	3.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Equity Index Trust B Series NAV total return was –13.99%, underperforming the –13.33% return of the MSCI AC World ex US Index.

Environment  ►  The first quarter was dominated by concerns over U.S. jobs, European bonds and turmoil in the Arab world, which reinforced caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Investors then started looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, global share prices began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter, dealt with less amicable economic indicators. Risk appetites picked up again during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to agree on a plan for voluntary reinvestment in maturing Greek obligations. Still, the relief was palpable enough that in just a few days safe-havens such as gold and U.S. Treasury bonds gave back a meaningful chunk of their second quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their sovereign debt and beleaguered banks issues, and the U.S. dollar rallied, the third quarter of 2011 wound up providing the worst returns to holders of non-U.S. equities since the horrific losses of the final quarter of 2008. Also preventing any sustained lift was mounting evidence that growth across the developed economies might be slowing, creating greater risks for the profit outlook both in 2011 and into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-U.S. equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the U.S. outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying U.S. dollar contributed to late autumn outperformance of defensive assets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series NAV[2]	–13.99%	–3.04%	6.31%	–14.31%	84.32%
MSCI AC World ex US Index[3,4]	–13.33%	–2.48%	6.76%	–11.82%	92.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 2, 1988.

3	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

International Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets by investing in at least 80% of its assets in one or more of the following: (a) securities listed in the MSCI EAFE Index (the Index), a large-capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International; (b) securities (which may or may not be included in the Index) that the subadviser believes as a group will behave in a manner similar to the Index; and (c) future contracts based on the Index (stock index futures) to maintain exposure to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	20.9
Industrials	12.0
Consumer Staples	11.2
Materials	9.8
Consumer Discretionary	9.7
Health Care	9.7
Energy	8.9
Telecommunication Services	5.9
Information Technology	4.6
Utilities	4.4
Investment Companies	1.2
Short-Term Investments & Other	1.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the International Index Trust Series NAV total return was –12.58%, underperforming the –11.73% return of the MSCI EAFE Index.

Environment  ►  Reflecting a down year for the Index as a whole, just two of the 22 countries included in the index generated positive returns in 2011. Not surprisingly, Greece (–62.7%) led on the downside while Austria and Finland each declined by more than –30.0% for the year. In addition, each of the larger countries included in the index, including the U.K. (–2.5%), Japan (–14.2%), France (–16.0%), Switzerland (–6.1%), Australia (–10.8%) and Germany (–17.5%), also declined in 2011. Only Ireland (+14.2%) and New Zealand (+6.3%) moved higher during the year.

Over the course of the year, seven of 10 index sectors generated negative returns. Materials (–22.5%), Financials (–21.2%) and Utilities (–18.4%) led the decline, while the Information Technology, Industrials and Consumer Discretionary sectors generated double-digit losses. Health Care (+6.3%), Consumer Staples (+4.7%) and Energy (+1.5%) were the only sectors to move higher during the year.

The sovereign debt crisis in the eurozone continues to be the most significant risk facing the global economy as the region wrestles with strategies to manage debt while promoting economic growth. Likewise, the U.K. economy continues to struggle with fiscal tightening in the face of a weak economy.

The outlook for the global economy continues to be affected by familiar considerations, including the pace of U.S. economic recovery, the risk of a hard landing in China and the European debt situation. While progress appears to be being made on all fronts, it is widely accepted that investors are facing a slow growth environment for the near term.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Index Trust Series NAV (began 5/1/09)	–12.58%	—	—	9.25%	—	—	26.65%
MSCI EAFE Index[2,3]	–11.73%	—	—	10.32%	—	—	30.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Mid Cap Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the S&P 400 MidCap Index and (b) securities that the subadviser believes to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	20.2
Industrials	16.3
Information Technology	15.1
Consumer Discretionary	12.8
Health Care	9.9
Energy	6.8
Materials	6.6
Utilities	5.8
Consumer Staples	4.2
Telecommunication Services	0.5
Short-Term Investments & Other	1.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Mid Cap Index Trust Series I total return was –2.25%, underperforming the –1.73% return of the S&P MidCap 400 Index.

Environment  ►  The S&P MidCap 400 Index generated a total return of –1.73% for 2011, benefiting from a strong fourth quarter. Overall, five of the 10 index sectors finished the year higher, led by traditional defensive sectors Consumer Staples (+14.0%) and Utilities (+19.9%), along with the Consumer Discretionary (+2.1%) sector.

The S&P MidCap 400 Index enjoyed a strong start to the year, advancing in each month for a first quarter return of approximately 9.0%. January and February combined for the strongest start to a calendar year in more than 10 years. Global macro issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all had an impact on financial markets.

The second quarter started well with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak U.S. economic news, reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll on investors.

The S&P MidCap 400 Index declined 19.9% in the third quarter, as all 10 sectors lost ground and mid-cap stocks underperformed larger issuers. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices with an almost 13% gain in October, followed by modest declines for the subsequent two months. Overall, solid corporate fundamentals and historically attractive valuations continued to compete with a slow economic recovery.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite what most would agree is an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	–2.25%	2.86%	6.47%	15.14%	87.12%
Mid Cap Index Trust Series II2	–2.46%	2.66%	6.27%	14.02%	83.75%
Mid Cap Index Trust Series NAV[3]	–2.14%	2.91%	6.50%	15.45%	87.77%
S&P MidCap 400 Index[4,5]	–1.73%	3.32%	7.05%	17.72%	97.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

12

Small Cap Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the Russell 2000 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	21.9
Information Technology	16.9
Industrials	15.4
Consumer Discretionary	12.9
Health Care	12.5
Energy	6.6
Materials	4.4
Utilities	3.7
Consumer Staples	3.6
Telecommunication Services	0.8
Short-Term Investments & Other	1.3

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Small Cap Index Trust Series I total return was –4.50%, underperforming the –4.18% return of the Russell 2000 Index.

Environment  ►  The Russell 2000 Index lost more than 4% for 2011 as a strong fourth quarter partially offset the impact of a very challenging third quarter. Overall, just three of the 10 sectors in the Russell 2000 Index finished the year higher, led by traditional defensive sectors, Utilities (+16.6%), Consumer Staples (+7.8%) and Health Care (+2.1%). Materials (–12.2%) was hit the hardest, followed by Energy (–8.1%) and Information Technology (–7.2%).

Despite a slight decline in January, the Russell 2000 Index enjoyed a strong start to the year, advancing strongly in February and March for a first quarter return of almost +8%. Global issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all weighed on financial markets during the quarter.

The second quarter started well, with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak U.S. economic news, reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll on investors.

The Russell 2000 Index declined –21.9% in the third quarter, as all 10 sectors lost ground and small-cap stocks underperformed larger issuers. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices with an almost +16% gain in October, followed by a slight positive return for the subsequent two months. Overall, solid corporate fundamentals and historically attractive valuations continued to compete with a slow economic recovery.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	–4.50%	–0.18%	4.99%	–0.88%	62.67%
Small Cap Index Trust Series II2	–4.64%	–0.37%	4.80%	–1.84%	59.75%
Small Cap Index Trust Series NAV[3]	–4.38%	–0.11%	5.03%	–0.55%	63.37%
Russell 2000 Index[4,5]	–4.18%	0.15%	5.62%	0.75%	72.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

13

Total Bond Market Trust A

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	35.8
U.S. Government	34.5
Financials	9.1
Collateralized Mortgage Obligations	3.1
Energy	2.7
Consumer Staples	1.9
Industrials	1.9
Foreign Government Obligations	1.7
Utilities	1.7
Telecommunication Services	1.4
Consumer Discretionary	1.4
Health Care	1.2
Materials	1.0
Information Technology	0.8
Municipal Bonds	0.6
Asset Backed Securities	0.1
Short-Term Investments & Other	1.1

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Total Bond Market Trust A Series I returned +7.06%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  The year 2011 brought mixed results to the financial markets, with large-cap equities experiencing modest gains, Treasuries rallying and the Mortgage-Backed Securities (MBS) and Credit Fixed Income sectors experiencing spread widening. The gridlock in Washington played out as expected as very few new initiatives from the administration were able to be enacted. The European sovereign debt crisis remained in focus, with Italy eventually gaining more attention than Greece. Greece remains on the edge and certainly could be out of the eurozone if the next bailout falls through. The U.S. economy has continued the path of slow growth. Few jobs are being created and consumers remain over-levered with housing-related debt, but corporate earnings growth remains healthy. Experts foresee still further declines in housing markets, which will keep a lid on widespread optimism. Few are impressed by the Federal Reserve’s moves to stimulate the economy, with continued rounds of quantitative easing being deemed ineffective. The Fed has been effective at communicating that short rates are not increasing anytime soon.

Rates were lower across the curve for the year with big moves at the long end. This rate move helped the Barclays Capital U.S. Aggregate Bond Index gain 7.84% for the year. Corporate bonds had substantial spread widening, with Financials being the most volatile. This move was in spite of the healthy earnings reports from most issuers and seemed fully correlated with news of the European sovereign debt crisis. In the securitized space, commercial MBS, Credit Cards and Auto Loans posted modest gains for the year. MBS underperformed the broad fixed-income market as that sector remains uncertain in view of loan modification programs and the future of Fannie Mae and Freddie Mac. With U.S. economic fundamentals still trending positive, spread sectors should perform well in 2012 barring a European credit meltdown.

Total Bond Market Trust A slightly underperformed due to security selection in corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Total Bond Market Trust A Series I (began 2/10/06)	7.06%	5.93%	—	5.66%	33.39%	—	38.27%
Total Bond Market Trust A Series II (began 5/3/07)[2]	6.84%	5.74%	—	5.49%	32.17%	—	37.00%
Total Bond Market Trust A Series NAV (began 2/10/06)	7.18%	5.99%	—	5.74%	33.76%	—	38.92%
Barclays Capital U.S. Aggregate Bond Index[3,4]	7.84%	6.50%	—	6.30%	37.01%	—	43.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series II shares is May 3, 2007. For periods prior to May 3, 2007, the performance shown links the performance of the Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to May 3, 2007 reflected Series II expenses, performance would be lower.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Total Bond Market Trust B

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	35.1
U.S. Government	32.3
Financials	8.9
Collateralized Mortgage Obligations	4.6
Energy	2.8
Foreign Government Obligations	2.7
Consumer Staples	2.2
Utilities	2.2
Industrials	2.0
Consumer Discretionary	1.6
Health Care	1.6
Telecommunication Services	1.6
Materials	0.9
Information Technology	0.8
Municipal Bonds	0.7
Asset Backed Securities	0.2
Short-Term Investments & Other	(0.2)

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Total Bond Market Trust B Series NAV returned +7.60%, underperforming the +7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ►  The year 2011 brought mixed results to the financial markets, with large-cap equities experiencing modest gains, Treasuries rallying and the Mortgage-Backed Securities (MBS) and Credit Fixed Income sectors experiencing spread widening. The gridlock in Washington played out as expected as very few new initiatives from the administration were able to be enacted. The European sovereign debt crisis remained in focus, with Italy eventually gaining more attention than Greece. Greece remains on the edge and certainly could be out of the eurozone if the next bailout falls through. The U.S. economy has continued the path of slow growth. Few jobs are being created and consumers remain over-levered with housing-related debt, but corporate earnings growth remains healthy. Experts foresee still further declines in housing markets, which will keep a lid on widespread optimism. Few are impressed by the Federal Reserve’s moves to stimulate the economy with continued rounds of quantitative easing being deemed ineffective. The Fed has been effective at communicating that short rates are not increasing anytime soon.

Rates were lower across the curve for the year with big moves at the long end. This rate move helped the Barclays Capital U.S. Aggregate Bond Index gain 7.84% for the year. Corporate bonds had substantial spread widening, with Financials being the most volatile. This move was in spite of the healthy earnings reports from most issuers and seemed fully correlated with news of the European sovereign debt crisis. In the securitized space, commercial MBS, Credit Cards and Auto Loans posted modest gains for the year. MBS underperformed the broad fixed income market as that sector remains uncertain in view of loan modification programs and the future of Fannie Mae and Freddie Mac. With U.S. economic fundamentals still trending positive, spread sectors should perform well in 2012 barring a European credit meltdown.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series NAV[2]	7.60%	6.66%	5.71%	38.02%	74.32%
Barclays Capital U.S. Aggregate Bond Index[3,4]	7.84%	6.50%	5.78%	37.01%	75.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Total Stock Market Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ►  The Trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	18.0
Financials	15.0
Energy	12.0
Consumer Discretionary	11.9
Health Care	10.9
Industrials	10.5
Consumer Staples	10.3
Materials	3.9
Utilities	3.6
Telecommunication Services	2.5
Short-Term Investments & Other	1.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Total Stock Market Index Trust Series I returned +0.28%, underperforming the +0.59% return of the Wilshire 5000 Total Market Index.

Environment  ►  Overall, seven of the 10 sectors in the index finished higher for the year, led by traditional defensive sectors, Utilities (+17.0%), Consumer Staples (+14.0%) and Health Care (+11.5%). Financials (–13.4%) was hit the hardest, followed by Materials (–7.4%) and Industrials (–3.0%).

With three consecutive monthly advances, the Wilshire 5000 Total Market Index enjoyed a strong start to the year with a first quarter return of approximately 6%. January, February and March combined for the strongest start to a calendar year in more than 10 years as the quarter built on gains from the final three months of 2010. Global macro issues, including political uprising in the Middle East and North Africa, renewed European sovereign debt issues in Portugal and the earthquake in Japan, all had an impact on financial markets.

The second quarter started well with a broad gain for April as strong first quarter earnings buoyed investor confidence. The market reversed course in May and headed lower through the end of the quarter as weak U.S. economic news reduced growth expectations for China, the Greek debt crisis and a host of other macroeconomic issues took a toll on investors.

The Wilshire 5000 Total Market Index declined more than 15% in the third quarter despite continued strength in corporate fundamentals. July started strong but ended lower as a result of the U.S. debt ceiling crisis. Investor sentiment turned downward in August and continued a similar path in September as uncertainty about government policy climbed, confidence in leadership fell and further debt concerns in Europe affected equity markets worldwide.

The final quarter began with a strong rebound in stock prices with an 11% gain in October, followed by a modest net gain through the final two months. Meanwhile, U.S. stocks reported record third quarter earnings, double-digit increases in dividends and historically high cash levels as economic uncertainty and macro issues continued to weigh on investors.

Investor sentiment was significantly influenced by global macro headlines in 2011 and most prognosticators expect more of the same for 2012. The fallout from the European sovereign debt crisis, questions about global economic growth and the U.S. political and economic climate will likely continue to generate a fair amount of volatility for equity investors despite an attractive fundamental backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	0.28%	0.01%	3.42%	0.03%	39.95%
Total Stock Market Index Trust Series II2	0.16%	–0.19%	3.24%	–0.93%	37.50%
Total Stock Market Index Trust Series NAV[3]	0.33%	0.06%	3.46%	0.28%	40.46%
Wilshire 5000 Total Market Index[4,5]	0.59%	0.33%	3.93%	1.66%	46.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
500 Index Trust
Series I — Actual	$1,000.00	$960.70	$2.62	0.53%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%
Series II — Actual	1,000.00	959.50	3.61	0.73%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series NAV — Actual	1,000.00	961.50	2.37	0.48%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.45	0.48%
500 Index Trust B
Series NAV — Actual	$1,000.00	$961.70	$1.24	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Core Balanced Trust
Series I — Actual	$1,000.00	$965.10	$0.84	0.17%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[2]
Series II — Actual	1,000.00	963.70	1.83	0.37%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[2]
Series NAV — Actual	1,000.00	965.60	0.59	0.12%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Core Balanced Strategy Trust
Series NAV — Actual	$1,000.00	$982.00	$0.45	0.09%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%[2]
Core Strategy Trust
Series I — Actual	$1,000.00	$955.30	$0.64	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	954.20	1.63	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	955.10	0.39	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]

17

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio
International Equity Index Trust A
Series I — Actual	$1,000.00	$824.10	$2.90	0.63%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Series II — Actual	1,000.00	823.10	3.81	0.83%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series NAV — Actual	1,000.00	824.30	2.67	0.58%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%
International Equity Index Trust B
Series NAV — Actual	$1,000.00	$826.90	$1.57	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%
International Index Trust
Series NAV — Actual	$1,000.00	$828.90	$2.30	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Mid Cap Index Trust
Series I — Actual	$1,000.00	$902.70	$2.59	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Series II — Actual	1,000.00	901.50	3.55	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series NAV — Actual	1,000.00	903.20	2.35	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%
Small Cap Index Trust
Series I — Actual	$1,000.00	$901.00	$2.64	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Series II — Actual	1,000.00	900.10	3.59	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series NAV — Actual	1,000.00	901.50	2.40	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Total Bond Market Trust A
Series I — Actual	$1,000.00	$1,045.60	$2.78	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Series II — Actual	1,000.00	1,044.90	3.81	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.77	0.74%
Series NAV — Actual	1,000.00	1,046.80	2.53	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%
Total Bond Market Trust B
Series NAV — Actual	$1,000.00	$1,048.10	$1.29	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$948.50	$2.85	0.58%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%
Series II — Actual	1,000.00	948.00	3.83	0.78%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series NAV — Actual	1,000.00	949.00	2.60	0.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of the underlying funds held by the Portfolios was as follows:

Year ended	Core Balanced Trust	Core Balanced Strategy Trust	Core Strategy Trust
12-31-2011	0.48%–0.94%	0.48%–0.50%	0.48%–0.50%

18

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.43%
Consumer Discretionary - 10.61%
Amazon.com, Inc. (I)	191,780	$33,197,118	0.55%
Comcast Corp., Class A	1,437,629	34,086,184	0.56%
Home Depot, Inc.	813,093	34,182,430	0.57%
McDonald’s Corp.	539,750	54,153,118	0.90%
The Walt Disney Company	947,803	35,542,613	0.59%
OTHER SECURITIES		449,721,446	7.44%
		640,882,909
Consumer Staples - 11.47%
Altria Group, Inc. (L)	1,084,523	32,156,107	0.53%
CVS Caremark Corp.	686,619	28,000,323	0.46%
Kraft Foods, Inc., Class A	931,980	34,818,773	0.58%
PepsiCo, Inc.	824,761	54,722,892	0.91%
Philip Morris International, Inc.	916,230	71,905,730	1.19%
The Coca-Cola Company	1,198,155	83,834,905	1.39%
The Procter & Gamble Company	1,451,285	96,815,222	1.60%
Wal-Mart Stores, Inc.	921,394	55,062,505	0.91%
OTHER SECURITIES		235,552,693	3.90%
		692,869,150
Energy - 12.20%
Chevron Corp.	1,050,635	111,787,564	1.85%
ConocoPhillips	700,525	51,047,257	0.85%
Exxon Mobil Corp.	2,528,628	214,326,509	3.55%
Occidental Petroleum Corp.	428,282	40,130,023	0.66%
Schlumberger, Ltd.	708,260	48,381,241	0.80%
OTHER SECURITIES		270,994,296	4.49%
		736,666,890
Financials - 13.36%
Bank of America Corp.	5,346,343	29,725,667	0.49%
Berkshire
Hathaway, Inc., Class B (I)	927,432	70,763,062	1.17%
Citigroup, Inc.	1,541,341	40,552,682	0.67%
JPMorgan Chase & Company	2,004,390	66,645,968	1.10%
U.S. Bancorp	1,006,782	27,233,453	0.45%
Wells Fargo & Company	2,781,875	76,668,475	1.27%
OTHER SECURITIES		495,130,647	8.21%
		806,719,954
Health Care - 11.79%
Abbott Laboratories	821,823	46,211,107	0.77%
Bristol-Myers Squibb Company	893,820	31,498,217	0.52%
Johnson & Johnson	1,440,590	94,473,892	1.56%
Merck & Company, Inc.	1,607,698	60,610,215	1.00%
Pfizer, Inc.	4,054,792	87,745,699	1.45%
UnitedHealth Group, Inc.	562,381	28,501,469	0.47%
OTHER SECURITIES		362,766,417	6.02%
		711,807,016
Industrials - 10.63%
3M Company	369,708	30,216,235	0.50%
Caterpillar, Inc.	341,097	30,903,388	0.51%
General Electric Company	5,569,223	99,744,784	1.65%
The Boeing Company	392,029	28,755,327	0.48%
Union Pacific Corp.	254,876	27,001,563	0.45%
United Parcel Service, Inc., Class B	509,197	37,268,128	0.62%
United Technologies Corp.	477,950	34,933,366	0.58%
OTHER SECURITIES		353,064,992	5.84%
		641,887,783
Information Technology - 18.90%
Apple, Inc. (I)	490,269	198,558,945	3.29%
Cisco Systems, Inc.	2,836,034	51,275,495	0.85%
Google, Inc., Class A (I)	133,321	86,112,034	1.43%
Intel Corp.	2,685,938	65,133,997	1.08%
International
Business Machines Corp.	621,827	114,341,549	1.89%
Microsoft Corp.	3,949,591	102,531,382	1.70%
Oracle Corp.	2,075,812	53,244,578	0.88%
QUALCOMM, Inc.	886,791	48,507,468	0.80%
Visa, Inc., Class A	268,347	27,245,271	0.45%
OTHER SECURITIES		394,462,865	6.53%
		1,141,413,584
Materials - 3.48%		210,038,744	3.48%
Telecommunication Services - 3.15%
AT&T, Inc.	3,125,738	94,522,317	1.57%
Verizon Communications, Inc. (L)	1,493,363	59,913,724	0.99%
OTHER SECURITIES		35,937,992	0.59%
		190,374,033
Utilities - 3.84%		232,133,136	3.84%
TOTAL COMMON STOCKS (Cost $4,751,831,035)		$6,004,793,199

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%		0	0.00%
TOTAL PREFERRED SECURITIES (Cost $3,137)		$0
Warrants 0.00%		6	0.00%
TOTAL WARRANTS (Cost $17)		$6

SECURITIES LENDING COLLATERAL - 3.59%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	21,650,711	216,654,337	3.59%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $216,625,373)		$216,654,337

SHORT-TERM INVESTMENTS - 0.56%
U.S. Government Agency - 0.56%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.0650%,
06/25/2012 *	$32,000,000	$31,989,831	0.53%
OTHER SECURITIES		2,199,920	0.03%
		34,189,751
TOTAL SHORT-TERM
INVESTMENTS (Cost $34,189,751)		$34,189,751
Total Investments (500 Index Trust)
(Cost $5,002,649,313) - 103.58%		$6,255,637,293	103.58%
Other Assets And Liabilities, Net - (3.58%)		(216,446,206)	(3.58)%
TOTAL NET ASSETS - 100.00%		$6,039,191,087	100.00%

The accompanying notes are an integral part of the financial statements.

19

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.15%
Consumer Discretionary - 10.58%
Amazon.com, Inc. (I)	26,784	$4,636,310	0.55%
Comcast Corp., Class A	200,618	4,756,653	0.56%
Home Depot, Inc.	113,546	4,773,474	0.56%
McDonald’s Corp.	75,334	7,558,260	0.89%
The Walt Disney Company	132,266	4,959,975	0.59%
OTHER SECURITIES		62,749,149	7.43%
		89,433,821
Consumer Staples - 11.44%
Altria Group, Inc.	151,513	4,492,360	0.53%
CVS Caremark Corp.	95,858	3,909,089	0.46%
Kraft Foods, Inc., Class A	130,030	4,857,921	0.57%
PepsiCo, Inc.	115,073	7,635,094	0.90%
Philip Morris International, Inc.	127,863	10,034,688	1.19%
The Coca-Cola Company	167,181	11,697,655	1.38%
The Procter & Gamble Company	202,574	13,513,712	1.60%
Wal-Mart Stores, Inc.	128,582	7,684,060	0.91%
OTHER SECURITIES		32,883,679	3.90%
		96,708,258
Energy - 12.17%
Chevron Corp.	146,606	15,598,878	1.85%
ConocoPhillips	97,731	7,121,658	0.84%
Exxon Mobil Corp.	352,891	29,911,041	3.54%
Occidental Petroleum Corp.	59,761	5,599,606	0.66%
Schlumberger, Ltd.	98,832	6,751,214	0.80%
OTHER SECURITIES		37,847,416	4.48%
		102,829,813
Financials - 13.32%
Bank of America Corp.	746,422	4,150,106	0.49%
Berkshire Hathaway, Inc., Class B (I)	129,437	9,876,043	1.17%
Citigroup, Inc.	215,296	5,664,438	0.67%
JPMorgan Chase & Company	279,772	9,302,419	1.10%
U.S. Bancorp	140,526	3,801,228	0.45%
Wells Fargo & Company	388,261	10,700,473	1.27%
OTHER SECURITIES		69,123,468	8.17%
		112,618,175
Health Care - 11.75%
Abbott Laboratories	114,678	6,448,344	0.76%
Amgen, Inc.	58,386	3,748,965	0.44%
Bristol-Myers Squibb Company	124,770	4,396,895	0.52%
Johnson & Johnson	201,060	13,185,515	1.56%
Merck & Company, Inc.	224,397	8,459,767	1.00%
Pfizer, Inc.	565,963	12,247,439	1.45%
UnitedHealth Group, Inc.	78,494	3,978,076	0.47%
OTHER SECURITIES		46,884,352	5.55%
		99,349,353
Industrials - 10.61%
3M Company	51,613	4,218,330	0.50%
Caterpillar, Inc.	47,624	4,314,734	0.51%
General Electric Company	777,423	13,923,646	1.65%
The Boeing Company	54,731	4,014,519	0.47%
Union Pacific Corp.	35,564	3,767,650	0.45%
United Parcel Service, Inc., Class B	71,042	5,199,564	0.62%
United Technologies Corp.	66,735	4,877,661	0.58%
OTHER SECURITIES		49,323,815	5.83%
		89,639,919
Information Technology - 18.84%
Apple, Inc. (I)	68,430	27,714,150	3.28%
Cisco Systems, Inc.	395,826	7,156,534	0.85%
Google, Inc., Class A (I)	18,600	12,013,740	1.42%
Hewlett-Packard Company	146,319	3,769,177	0.45%
Intel Corp.	374,809	9,089,118	1.08%
International
Business Machines Corp.	86,765	15,954,348	1.89%
Microsoft Corp.	551,206	14,309,308	1.69%
Oracle Corp.	289,687	7,430,472	0.88%
QUALCOMM, Inc.	123,780	6,770,766	0.80%
Visa, Inc., Class A	37,419	3,799,151	0.45%
OTHER SECURITIES		51,285,720	6.05%
		159,292,484
Materials - 3.47%		29,302,883	3.47%
Telecommunication Services - 3.14%
AT&T, Inc.	436,382	13,196,192	1.56%
Verizon Communications, Inc.	208,496	8,364,860	0.99%
OTHER SECURITIES		5,005,892	0.59%
		26,566,944
Utilities - 3.83%		32,399,914	3.83%
TOTAL COMMON STOCKS (Cost $780,571,517)		$838,141,564

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%		0	0.00%
TOTAL PREFERRED SECURITIES (Cost $1,454)		$0
Warrants 0.00%		6	0.00%
TOTAL WARRANTS (Cost $17)		$6

SECURITIES LENDING COLLATERAL - 3.23%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,732,032	27,338,893	3.23%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,336,454)		$27,338,893

SHORT-TERM INVESTMENTS - 0.68%
U.S. Government Agency 0.68%		$5,749,788	0.68%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,749,788)		$5,749,788
Total Investments (500 Index Trust B)
(Cost $813,659,230) - 103.06%		$871,230,251	103.06%
Other Assets And Liabilities, Net - (3.06%)		(25,862,568)	(3.06)%
TOTAL NET ASSETS - 100.00%		$845,367,683	100.00%

Core Balanced Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 86.81%
John Hancock Variable
Insurance Trust (G) - 86.81%
500 Index, Series NAV
(John Hancock) (A)(2)	3,589,949	$38,843,253	17.92%
Balanced, Series NAV (T.
Rowe Price)	8,033,909	130,149,326	60.05%
International Index, Series NAV
(John Hancock) (A)(2)	800,184	11,626,673	5.37%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	224,561	3,761,403	1.74%

The accompanying notes are an integral part of the financial statements.

20

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Balanced Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES (continued)
John Hancock Variable
Insurance Trust (G) (continued)
Small Cap Index, Series NAV
(John Hancock) (A)(2)	285,497	$3,757,138	1.73%
Fixed Income - 13.21%
John Hancock Variable
Insurance Trust (G) - 13.21%
Total Bond Market A,
Series NAV (Declaration) (A)	2,002,297	28,632,853	13.21%
		216,770,646
TOTAL INVESTMENT
COMPANIES (Cost $208,207,140)		$216,770,646
Total Investments (Core Balanced Trust)
(Cost $208,207,140) - 100.02%		$216,770,646	100.02%
Other Assets And Liabilities, Net - (0.02%)		(41,158)	(0.02)%
TOTAL NET ASSETS - 100.00%		$216,729,488	100.00%

Core Balanced Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.65%
Affiliated Investment Companies - 100.65%
Equity - 49.51%
John Hancock Variable
Insurance Trust (G) - 49.51%
500 Index, Series NAV
(John Hancock) (A)(2)	103,080	$1,115,329	30.63%
International Index, Series NAV
(John Hancock) (A)(2)	30,237	439,347	12.07%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	10,585	177,306	4.87%
Small Cap Index, Series NAV
(John Hancock) (A)(2)	5,356	70,483	1.94%
Fixed Income - 51.14%
John Hancock Variable
Insurance Trust (G) - 51.14%
Total Bond Market A,
Series NAV (Declaration) (A)	130,214	1,862,065	51.14%
		3,664,530
TOTAL INVESTMENT
COMPANIES (Cost $3,500,335)		$3,664,530
Total Investments (Core Balanced Strategy Trust)
(Cost $3,500,335) - 100.65%		$3,664,530	100.65%
Other Assets And Liabilities, Net - (0.65%)		(23,668)	(0.65)%
TOTAL NET ASSETS - 100.00%		$3,640,862	100.00%

Core Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity - 69.58%
John Hancock Variable
Insurance Trust (G) - 69.58%
500 Index, Series NAV
(John Hancock) (A)(2)	26,435,058	$286,027,332	41.71%
International Index, Series NAV
(John Hancock) (A)(2)	8,409,613	122,191,681	17.82%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	2,874,159	48,142,171	7.02%
Small Cap Index, Series NAV
(John Hancock) (A)(2)	1,579,316	20,783,802	3.03%
Fixed Income - 30.42%
John Hancock Variable
Insurance Trust (G) - 30.42%
Total Bond Market A,
Series NAV (Declaration) (A)	14,588,539	208,616,112	30.42%
		685,761,098
TOTAL INVESTMENT
COMPANIES (Cost $626,149,124)		$685,761,098
Total Investments (Core Strategy Trust)
(Cost $626,149,124) - 100.00%		$685,761,098	100.00%
Other Assets And Liabilities, Net - 0.00%		(33,117)	0.00%
TOTAL NET ASSETS - 100.00%		$685,727,981	100.00%

International Equity Index Trust A

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 94.30%
Australia - 5.69%
Australia & New Zealand
Banking Group, Ltd.	51,400	$1,077,140	0.39%
BHP Billiton, Ltd.	61,659	2,176,477	0.79%
Commonwealth Bank of Australia	30,135	1,514,379	0.55%
National Australia Bank, Ltd.	42,964	1,024,256	0.37%
Westpac Banking Corp.	60,458	1,234,045	0.45%
OTHER SECURITIES		8,641,965	3.14%
		15,668,262
Austria - 0.16%		440,807	0.16%
Belgium - 0.66%
Anheuser-Busch InBev NV	16,105	983,582	0.36%
OTHER SECURITIES		818,671	0.30%
		1,802,253
Bermuda - 0.09%		246,500	0.09%
Brazil - 1.45%
Petroleo Brasileiro SA	54,015	666,047	0.24%
Vale Fertilizantes SA	28,300	598,544	0.22%
OTHER SECURITIES		2,727,466	0.99%
		3,992,057
Canada - 8.16%
Bank of Nova Scotia (L)	20,852	1,040,400	0.38%
Royal Bank of Canada (L)	27,824	1,419,673	0.52%
The Toronto-Dominion Bank (L)	17,250	1,291,782	0.47%
OTHER SECURITIES		18,686,424	6.79%
		22,438,279

The accompanying notes are an integral part of the financial statements.

21

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Chile - 0.35%		$952,070	0.35%
China - 3.06%		8,421,182	3.06%
Colombia - 0.21%		576,350	0.21%
Czech Republic - 0.08%		224,972	0.08%
Denmark - 0.73%
Novo Nordisk A/S	8,189	942,109	0.34%
OTHER SECURITIES		1,057,756	0.39%
		1,999,865
Egypt - 0.05%		143,900	0.05%
Finland - 0.60%		1,659,802	0.60%
France - 5.67%
Sanofi	21,764	1,592,494	0.58%
Total SA-Strip VVPR	41,351	2,110,596	0.77%
OTHER SECURITIES		11,889,647	4.32%
		15,592,737
Germany - 4.71%
BASF SE	17,473	1,218,588	0.44%
Bayer AG	15,727	1,005,470	0.37%
Siemens AG	15,656	1,497,349	0.54%
OTHER SECURITIES		9,243,857	3.36%
		12,965,264
Greece - 0.07%		180,512	0.07%
Hong Kong - 2.64%
China Mobile, Ltd.	116,000	1,130,989	0.41%
OTHER SECURITIES		6,145,519	2.23%
		7,276,508
Hungary - 0.06%		176,633	0.06%
India - 1.31%
Infosys, Ltd., ADR (L)	24,265	1,246,736	0.45%
OTHER SECURITIES		2,348,337	0.86%
		3,595,073
Indonesia - 0.74%		2,032,698	0.74%
Ireland - 0.54%		1,476,441	0.54%
Israel - 0.45%		1,230,238	0.45%
Italy - 1.47%
ENI SpA	48,223	996,073	0.36%
OTHER SECURITIES		3,052,764	1.11%
		4,048,837
Japan - 13.81%
Canon, Inc.	21,426	948,077	0.34%
Honda Motor Company, Ltd.	30,838	939,087	0.34%
Mitsubishi UFJ Financial Group	240,800	1,021,529	0.37%
Toyota Motor Corp.	52,247	1,738,819	0.63%
OTHER SECURITIES		33,344,119	12.13%
		37,991,631
Jersey, C.I. - 0.07%		192,925	0.07%
Luxembourg - 0.29%		794,207	0.29%
Macau - 0.07%		192,515	0.07%
Malaysia - 0.81%		2,234,329	0.81%
Mexico - 1.12%
America Movil SAB de CV, Series L	827,944	936,241	0.34%
OTHER SECURITIES		2,154,141	0.78%
		3,090,382
Netherlands - 3.54%
Royal Dutch Shell PLC, B Shares	52,676	2,004,648	0.73%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	70,991	2,609,817	0.95%
Unilever NV	31,746	1,090,205	0.40%
OTHER SECURITIES		4,039,999	1.46%
		9,744,669
New Zealand - 0.11%		306,317	0.11%
Norway - 0.59%		1,616,015	0.59%
Peru - 0.17%		463,072	0.17%
Philippines - 0.15%		423,813	0.15%
Poland - 0.27%		729,340	0.27%
Portugal - 0.14%		394,263	0.14%
Russia - 1.51%
Gazprom OAO, ADR	146,912	1,569,167	0.57%
OTHER SECURITIES		2,591,940	0.94%
		4,161,107
Singapore - 1.12%		3,088,217	1.12%
South Africa - 1.86%		5,124,051	1.86%
South Korea - 3.40%
Samsung Electronics Company, Ltd.	2,120	1,947,275	0.71%
OTHER SECURITIES		7,410,480	2.69%
		9,357,755
Spain - 2.12%
Banco Santander SA	163,012	1,231,612	0.45%
Telefonica SA	80,264	1,385,177	0.50%
OTHER SECURITIES		3,229,136	1.17%
		5,845,925
Sweden - 1.77%		4,878,158	1.77%
Switzerland - 6.13%
Nestle SA	63,440	3,642,269	1.32%
Novartis AG	44,818	2,560,288	0.93%
Roche Holdings AG	13,744	2,324,352	0.84%
OTHER SECURITIES		8,328,234	3.04%
		16,855,143
Taiwan - 2.10%
Taiwan Semiconductor
Manufacturing Company, Ltd.	495,316	1,238,677	0.45%
OTHER SECURITIES		4,535,947	1.65%
		5,774,624
Thailand - 0.50%		1,384,397	0.50%
Turkey - 0.31%		860,704	0.31%
Ukraine - 0.01%		16,519	0.01%
United Kingdom - 13.22%
Anglo American PLC	26,179	964,850	0.35%
AstraZeneca PLC	25,715	1,191,115	0.43%
BG Group PLC	66,784	1,424,324	0.52%
BHP Billiton PLC	40,424	1,175,371	0.43%
BP PLC	378,563	2,699,629	0.98%
British American Tobacco PLC	39,019	1,850,108	0.67%
Diageo PLC	49,670	1,083,845	0.39%
GlaxoSmithKline PLC	97,401	2,220,998	0.81%
HSBC Holdings PLC	353,308	2,682,037	0.97%
Rio Tinto PLC	26,796	1,296,779	0.47%
Standard Chartered PLC	47,143	1,026,422	0.37%
Tesco PLC	156,712	981,027	0.36%
Vodafone Group PLC	994,143	2,760,099	1.00%

The accompanying notes are an integral part of the financial statements.

22

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
United Kingdom (continued)
OTHER SECURITIES		$15,019,394	5.47%
		36,375,998
United States - 0.16%		451,147	0.16%
TOTAL COMMON STOCKS (Cost $242,759,882)		$259,488,463

PREFERRED SECURITIES - 2.40%
Brazil - 1.98%
Petroleo Brasileiro SA	73,452	846,258	0.31%
Vale SA	44,068	893,527	0.32%
OTHER SECURITIES		3,709,165	1.35%
		5,448,950
Germany - 0.30%		814,359	0.30%
South Korea - 0.12%
Samsung Electronics Company, Ltd.	440	255,012	0.09%
OTHER SECURITIES		83,009	0.03%
		338,021
TOTAL PREFERRED SECURITIES (Cost $5,585,609)		$6,601,330

STAPLED UNITS - 0.00%
Hong Kong - 0.00%		1,110	0.00%
TOTAL STAPLED UNITS (Cost $1,085)		$1,110
Warrants 0.00%		2,412	0.00%
TOTAL WARRANTS (Cost $2,883)		$2,412
Rights 0.00%		1	0.00%
TOTAL RIGHTS (Cost $0)		$1

SECURITIES LENDING COLLATERAL - 4.13%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,134,420	11,351,918	4.13%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,351,216)		$11,351,918

SHORT-TERM INVESTMENTS - 1.71%
Money Market Funds - 1.71%
AIM Short-Term Investment Trust,
STIC Prime
Portfolio, 0.1600% (Y)	4,696,157	4,696,157	1.71%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,696,157)		$4,696,157
Total Investments (International Equity
Index Trust A) (Cost $264,396,832) - 102.54%		$282,141,391	102.54%
Other Assets And Liabilities, Net - (2.54%)		(6,976,761)	(2.54)%
TOTAL NET ASSETS - 100.00%		$275,164,630	100.00%

International Equity Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 94.06%
Australia - 5.64%
Australia & New Zealand
Banking Group, Ltd.	49,959	$1,046,942	0.38%
BHP Billiton, Ltd.	60,907	2,149,932	0.79%
Commonwealth Bank of Australia	29,562	1,485,584	0.54%
National Australia Bank, Ltd.	41,724	994,694	0.36%
Westpac Banking Corp.	59,760	1,219,798	0.45%
OTHER SECURITIES		8,503,008	3.12%
		15,399,958
Austria - 0.15%		424,079	0.15%
Belgium - 0.64%
Anheuser-Busch InBev NV	15,400	940,517	0.34%
OTHER SECURITIES		806,451	0.30%
		1,746,968
Bermuda - 0.08%		208,559	0.08%
Brazil - 1.56%
Petroleo Brasileiro SA	53,929	664,987	0.24%
Vale Fertilizantes SA	24,700	522,405	0.19%
OTHER SECURITIES		3,068,221	1.13%
		4,255,613
Canada - 7.90%
Bank of Nova Scotia (L)	20,748	1,035,211	0.38%
Royal Bank of Canada (L)	27,476	1,401,917	0.51%
The Toronto-Dominion Bank (L)	17,000	1,273,060	0.47%
OTHER SECURITIES		17,853,783	6.54%
		21,563,971
Chile - 0.40%		1,090,867	0.40%
China - 2.96%		8,090,407	2.96%
Colombia - 0.20%		556,001	0.20%
Czech Republic - 0.09%		245,364	0.09%
Denmark - 0.73%
Novo Nordisk A/S	8,044	925,427	0.34%
OTHER SECURITIES		1,067,598	0.39%
		1,993,025
Egypt - 0.07%		186,429	0.07%
Finland - 0.57%		1,567,904	0.57%
France - 5.55%
Sanofi	21,141	1,546,908	0.57%
Total SA-Strip VVPR	40,302	2,057,054	0.75%
OTHER SECURITIES		11,556,192	4.23%
		15,160,154
Germany - 4.82%
BASF SE	17,419	1,214,822	0.44%
Bayer AG	15,683	1,002,657	0.37%
SAP AG	17,696	935,646	0.34%
Siemens AG	15,604	1,492,376	0.55%
OTHER SECURITIES		8,507,660	3.12%
		13,153,161
Greece - 0.06%		155,528	0.06%
Hong Kong - 2.77%
China Mobile, Ltd.	115,030	1,121,532	0.41%
OTHER SECURITIES		6,433,390	2.36%
		7,554,922
Hungary - 0.06%		165,128	0.06%
India - 1.36%
Infosys, Ltd., ADR (L)	23,322	1,198,284	0.44%
OTHER SECURITIES		2,516,958	0.92%
		3,715,242
Indonesia - 0.70%		1,910,264	0.70%
Ireland - 0.57%		1,566,325	0.57%

The accompanying notes are an integral part of the financial statements.

23

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Israel - 0.45%		$1,243,799	0.45%
Italy - 1.43%
ENI SpA	46,211	954,514	0.35%
OTHER SECURITIES		2,961,909	1.08%
		3,916,423
Japan - 13.85%
Canon, Inc.	21,274	941,351	0.34%
Honda Motor Company, Ltd.	30,662	933,728	0.34%
Mitsubishi UFJ Financial Group	239,200	1,014,742	0.37%
Toyota Motor Corp.	51,853	1,725,707	0.63%
OTHER SECURITIES		33,199,616	12.17%
		37,815,144
Jersey, C.I. - 0.07%		182,707	0.07%
Luxembourg - 0.30%		818,074	0.30%
Macau - 0.07%		197,352	0.07%
Malaysia - 0.82%		2,233,780	0.82%
Mauritius - 0.01%		18,257	0.01%
Mexico - 1.07%		2,933,991	1.07%
Netherlands - 3.42%
Royal Dutch Shell PLC, B Shares	51,158	1,946,879	0.71%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	70,377	2,587,244	0.95%
Unilever NV	31,604	1,085,329	0.40%
OTHER SECURITIES		3,731,678	1.36%
		9,351,130
New Zealand - 0.07%		202,915	0.07%
Norway - 0.53%		1,442,201	0.53%
Peru - 0.23%		621,550	0.23%
Philippines - 0.16%		439,911	0.16%
Poland - 0.27%		732,141	0.27%
Portugal - 0.13%		343,275	0.13%
Russia - 1.57%
Gazprom OAO, ADR (L)	104,750	1,118,835	0.41%
Gazprom OAO, ADR
(London Exchange)	3,680	39,130	0.01%
OTHER SECURITIES		3,134,528	1.15%
		4,292,493
Singapore - 1.12%		3,049,151	1.12%
South Africa - 1.80%		4,916,032	1.80%
South Korea - 3.44%
Samsung Electronics Company, Ltd.	2,132	1,958,297	0.72%
OTHER SECURITIES		7,429,638	2.72%
		9,387,935
Spain - 2.18%
Banco Santander SA	166,329	1,256,673	0.46%
Telefonica SA	79,334	1,369,127	0.50%
OTHER SECURITIES		3,334,680	1.22%
		5,960,480
Sweden - 1.94%		5,294,884	1.94%
Switzerland - 6.16%
Nestle SA	65,885	3,782,643	1.39%
Novartis AG	45,162	2,579,939	0.94%
Roche Holdings AG	13,584	2,297,293	0.84%
OTHER SECURITIES		8,164,768	2.99%
		16,824,643
Taiwan - 2.14%
Taiwan Semiconductor
Manufacturing Company, Ltd.	416,227	1,040,893	0.38%
OTHER SECURITIES		4,796,395	1.76%
		5,837,288
Thailand - 0.50%		1,373,220	0.50%
Turkey - 0.26%		710,026	0.26%
Ukraine - 0.01%		16,459	0.01%
United Kingdom - 13.03%
Anglo American PLC	25,094	924,861	0.34%
AstraZeneca PLC	25,488	1,180,600	0.43%
BG Group PLC	64,290	1,371,133	0.50%
BHP Billiton PLC	40,056	1,164,671	0.43%
BP PLC	362,754	2,586,891	0.95%
British American Tobacco PLC	37,715	1,788,278	0.65%
Diageo PLC	48,106	1,049,717	0.38%
GlaxoSmithKline PLC	96,236	2,194,433	0.80%
HSBC Holdings PLC	338,608	2,570,447	0.94%
Rio Tinto PLC	26,531	1,283,954	0.47%
Standard Chartered PLC	45,670	994,351	0.36%
Tesco PLC	154,652	968,131	0.35%
Vodafone Group PLC	964,028	2,676,489	0.98%
OTHER SECURITIES		14,816,075	5.45%
		35,570,031
United States - 0.15%		416,269	0.15%
TOTAL COMMON STOCKS (Cost $250,174,695)		$256,851,430

PREFERRED SECURITIES - 2.36%
Brazil - 1.94%
Petroleo Brasileiro SA	72,951	840,486	0.31%
Vale SA	38,500	780,630	0.29%
OTHER SECURITIES		3,668,051	1.34%
		5,289,167
Germany - 0.31%		849,289	0.31%
Malaysia - 0.00%		682	0.00%
South Korea - 0.11%
Samsung Electronics Company, Ltd.	440	255,012	0.09%
OTHER SECURITIES		39,998	0.02%
		295,010
TOTAL PREFERRED SECURITIES (Cost $4,476,230)		$6,434,148

STAPLED UNITS - 0.00%
Hong Kong - 0.00%		1,136	0.00%
TOTAL STAPLED UNITS (Cost $1,109)		$1,136
Warrants 0.00%		2,395	0.00%
TOTAL WARRANTS (Cost $2,883)		$2,395

SECURITIES LENDING COLLATERAL - 5.24%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,430,137	14,311,091	5.24%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,310,123)		$14,311,091

The accompanying notes are an integral part of the financial statements.

24

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 1.70%
Money Market Funds - 1.70%
AIM Short-Term Investment Trust,
STIC Prime
Portfolio, 0.1600% (Y)	4,634,599	4,634,599	1.70%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,634,599)		$4,634,599
Total Investments (International Equity
Index Trust B) (Cost $273,599,639) - 103.36%		$282,234,799	103.36%
Other Assets And Liabilities, Net - (3.36%)		(9,162,030)	(3.36)%
TOTAL NET ASSETS - 100.00%		$273,072,769	100.00%

International Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.60%
Australia - 8.31%
Australia & New Zealand
Banking Group, Ltd.	527,224	$11,048,522	0.57%
BHP Billiton, Ltd.	644,114	22,736,326	1.16%
Commonwealth Bank of Australia	312,606	15,709,443	0.80%
National Australia Bank, Ltd.	441,444	10,523,963	0.54%
Westpac Banking Corp.	607,725	12,404,649	0.63%
OTHER SECURITIES		89,945,441	4.61%
		162,368,344
Austria - 0.23%		4,555,132	0.23%
Belgium - 0.92%
Anheuser-Busch InBev NV	161,010	9,833,292	0.50%
OTHER SECURITIES		8,161,450	0.42%
		17,994,742
Bermuda - 0.11%		2,198,007	0.11%
China - 0.03%		540,975	0.03%
Cyprus - 0.00%		134	0.00%
Denmark - 1.02%
Novo Nordisk A/S	85,293	9,812,591	0.50%
OTHER SECURITIES		10,093,564	0.52%
		19,906,155
Finland - 0.81%		15,811,286	0.81%
France - 8.38%
Sanofi	229,872	16,819,964	0.86%
Total SA-Strip VVPR	425,734	21,729,886	1.11%
OTHER SECURITIES		125,166,681	6.41%
		163,716,531
Germany - 7.10%
Allianz SE	91,159	8,712,131	0.45%
BASF SE	184,217	12,847,519	0.66%
Bayer AG	165,862	10,604,007	0.54%
Daimler AG	181,666	7,974,445	0.41%
E.ON AG	361,191	7,764,238	0.40%
SAP AG	184,539	9,757,186	0.50%
Siemens AG	165,022	15,782,804	0.81%
OTHER SECURITIES		65,258,702	3.33%
		138,701,032
Greece - 0.08%		1,592,584	0.08%
Hong Kong - 2.63%		51,383,817	2.63%
Ireland - 0.79%		15,503,404	0.79%
Israel - 0.63%
Teva Pharmaceutical Industries, Ltd.	188,625	7,610,737	0.39%
OTHER SECURITIES		4,730,569	0.24%
		12,341,306
Italy - 2.11%
ENI SpA	482,002	9,956,018	0.51%
OTHER SECURITIES		31,191,032	1.60%
		41,147,050
Japan - 21.00%
Canon, Inc.	227,400	10,062,196	0.52%
Honda Motor Company, Ltd.	327,000	9,957,896	0.51%
Mitsubishi UFJ Financial Group	2,554,700	10,837,628	0.55%
Toyota Motor Corp.	553,200	18,410,911	0.94%
OTHER SECURITIES		361,042,511	18.48%
		410,311,142
Jersey, C.I. - 0.10%		1,874,992	0.10%
Luxembourg - 0.40%		7,874,903	0.40%
Macau - 0.11%		2,149,792	0.11%
Mauritius - 0.01%		169,737	0.01%
Mexico - 0.04%		851,215	0.04%
Netherlands - 4.99%
Royal Dutch Shell PLC, B Shares	538,255	20,483,938	1.05%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	726,025	26,690,596	1.37%
Unilever NV	326,715	11,219,883	0.57%
OTHER SECURITIES		39,120,227	2.00%
		97,514,644
New Zealand - 0.11%		2,220,933	0.11%
Norway - 0.74%		14,347,381	0.74%
Portugal - 0.20%		3,828,393	0.20%
Singapore - 1.57%		30,571,053	1.57%
Spain - 3.16%
Banco Bilbao
Vizcaya Argentaria SA	919,274	7,900,912	0.40%
Banco Santander SA	1,692,784	12,789,565	0.65%
Telefonica SA	823,813	14,217,171	0.73%
OTHER SECURITIES		26,869,773	1.38%
		61,777,421
Sweden - 2.91%		56,797,201	2.91%
Switzerland - 8.74%
ABB, Ltd. (I)	439,655	8,271,247	0.42%
Nestle SA	661,861	37,999,302	1.94%
Novartis AG	468,071	26,739,177	1.37%
Roche Holdings AG	140,906	23,829,683	1.22%
UBS AG (Swiss Exchange) (I)	729,912	8,670,110	0.44%
OTHER SECURITIES		65,321,872	3.35%
		170,831,391
United Kingdom - 19.15%
Anglo American PLC	265,381	9,780,847	0.50%
AstraZeneca PLC	269,542	12,485,143	0.64%
BG Group PLC	679,912	14,500,702	0.74%
BHP Billiton PLC	423,605	12,316,772	0.63%
BP PLC	3,799,392	27,094,427	1.39%
British American Tobacco PLC	396,503	18,800,414	0.96%
Diageo PLC	502,214	10,958,775	0.56%
GlaxoSmithKline PLC	1,017,744	23,207,231	1.19%
HSBC Holdings PLC	3,579,448	27,172,364	1.39%

The accompanying notes are an integral part of the financial statements.

25

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
United Kingdom (continued)
Imperial Tobacco Group PLC	203,223	$7,681,800	0.39%
Rio Tinto PLC	280,573	13,578,187	0.69%
Standard Chartered PLC	477,193	10,389,691	0.53%
Tesco PLC	1,607,703	10,064,323	0.52%
Unilever PLC	257,414	8,640,462	0.44%
Vodafone Group PLC	10,194,929	28,304,795	1.45%
OTHER SECURITIES		139,099,668	7.13%
		374,075,601
United States - 0.22%		4,341,577	0.22%
TOTAL COMMON STOCKS (Cost $1,801,878,108)		$1,887,297,875

PREFERRED SECURITIES - 0.46%
Germany - 0.46%		9,064,760	0.46%
TOTAL PREFERRED SECURITIES (Cost $6,796,704)		$9,064,760

INVESTMENT COMPANIES - 1.24%
iShares MSCI EAFE Index Fund (L)	489,520	24,245,926	1.24%
TOTAL INVESTMENT
COMPANIES (Cost $24,108,469)		$24,245,926

STAPLED UNITS - 0.00%
Hong Kong - 0.00%		10,109	0.00%
TOTAL STAPLED UNITS (Cost $9,873)		$10,109

SECURITIES LENDING COLLATERAL - 1.08%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,108,473	21,099,072	1.08%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,096,577)		$21,099,072

SHORT-TERM INVESTMENTS - 0.99%
U.S. Government Agency - 0.99%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.007%,
03/06/2012 *	$17,700,000	$17,699,680	0.91%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.040%,
04/16/2012 *	100,000	99,988	0.01%
OTHER SECURITIES		1,499,912	0.07%
		19,299,580
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,299,580)		$19,299,580
Total Investments (International Index Trust)
(Cost $1,873,189,311) - 100.37%		$1,961,017,322	100.37%
Other Assets And Liabilities, Net - (0.37%)		(7,286,135)	(0.37)%
TOTAL NET ASSETS - 100.00%		$1,953,731,187	100.00%

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.23%
Consumer Discretionary - 12.76%
Advance Auto Parts, Inc.	75,560	$5,261,243	0.47%
LKQ Corp. (I)	152,949	4,600,706	0.41%
PetSmart, Inc.	116,476	5,974,054	0.54%
PVH Corp.	70,492	4,968,981	0.45%
Tractor Supply Company	74,111	5,198,887	0.47%
OTHER SECURITIES		116,283,273	10.42%
		142,287,144
Consumer Staples - 4.16%
Church & Dwight Company, Inc. (L)	149,262	6,830,229	0.61%
Energizer Holdings, Inc. (I)	69,810	5,408,879	0.49%
Green Mountain
Coffee Roasters, Inc. (I)(L)	135,529	6,078,476	0.55%
Hansen Natural Corp. (L)	78,989	7,278,046	0.65%
Ralcorp Holdings, Inc. (I)	57,525	4,918,388	0.44%
OTHER SECURITIES		15,881,128	1.42%
		46,395,146
Energy - 6.83%
Cimarex Energy Company	89,483	5,538,998	0.50%
HollyFrontier Corp.	217,095	5,080,023	0.46%
Oceaneering International, Inc. (L)	112,726	5,200,050	0.47%
Plains Exploration &
Production Company (I)	147,146	5,403,201	0.48%
SM Energy Company	66,792	4,882,495	0.44%
Southern Union Company	130,165	5,481,248	0.49%
OTHER SECURITIES		44,593,858	3.99%
		76,179,873
Financials - 20.24%
Affiliated Managers Group, Inc. (I)	55,576	5,332,517	0.48%
Alexandria Real
Estate Equities, Inc. (L)	64,649	4,458,842	0.40%
Camden Property Trust	74,455	4,634,079	0.42%
Essex Property Trust, Inc.	35,606	5,002,999	0.45%
Everest Re Group, Ltd.	56,035	4,711,983	0.42%
Federal Realty Investment Trust (L)	66,254	6,012,551	0.54%
New York
Community Bancorp, Inc. (L)	456,392	5,645,569	0.51%
Rayonier, Inc.	126,152	5,630,164	0.50%
Realty Income Corp.	138,994	4,859,230	0.44%
SL Green Realty Corp. (L)	89,895	5,990,603	0.54%
The Macerich Company (L)	137,675	6,966,355	0.62%
UDR, Inc.	228,552	5,736,655	0.51%
OTHER SECURITIES		160,676,004	14.41%
		225,657,551
Health Care - 9.89%
Henry Schein, Inc. (I)(L)	94,294	6,075,362	0.54%
Hologic, Inc. (I)	274,551	4,807,388	0.43%
IDEXX Laboratories, Inc. (I)(L)	58,593	4,509,317	0.40%
Mettler-
Toledo International, Inc. (I)(L)	32,957	4,868,078	0.44%
Vertex Pharmaceuticals, Inc. (I)	217,632	7,227,559	0.65%
OTHER SECURITIES		82,810,347	7.43%
		110,298,051
Industrials - 16.33%
AMETEK, Inc.	167,061	7,033,268	0.63%
Donaldson Company, Inc. (L)	77,757	5,293,697	0.47%
Kansas City Southern (I)(L)	114,620	7,795,306	0.70%
OTHER SECURITIES		161,987,784	14.53%
		182,110,055
Information Technology - 15.10%
Alliance Data Systems Corp. (I)(L)	52,178	5,418,164	0.49%
ANSYS, Inc. (I)	96,396	5,521,563	0.50%
Avnet, Inc. (I)(L)	154,815	4,813,198	0.43%
Equinix, Inc. (I)	49,468	5,016,055	0.45%
Lam Research Corp. (I)	124,738	4,617,801	0.41%

The accompanying notes are an integral part of the financial statements.

26

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Rackspace Hosting, Inc. (I)(L)	108,047	$4,647,101	0.42%
Trimble Navigation, Ltd. (I)(L)	128,670	5,584,278	0.50%
OTHER SECURITIES		132,676,572	11.90%
		168,294,732
Materials - 6.65%
Albemarle Corp.	92,624	4,771,062	0.43%
Ashland, Inc. (L)	81,502	4,658,654	0.42%
OTHER SECURITIES		64,709,212	5.80%
		74,138,928
Telecommunication Services - 0.50%		5,506,240	0.50%
Utilities - 5.77%
Alliant Energy Corp.	115,803	5,108,070	0.46%
National Fuel Gas Company (L)	86,457	4,805,280	0.43%
NSTAR	108,089	5,075,859	0.46%
OGE Energy Corp.	102,321	5,802,624	0.52%
OTHER SECURITIES		43,530,757	3.90%
		64,322,590
TOTAL COMMON STOCKS (Cost $974,471,013)		$1,095,190,310
Warrants 0.00%		56	0.00%
TOTAL WARRANTS (Cost $0)		$56

SECURITIES LENDING COLLATERAL - 18.80%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	20,947,462	209,617,058	18.80%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $209,588,682)		$209,617,058

SHORT-TERM INVESTMENTS - 1.81%

U.S. Government Agency - 1.81%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.0650%,
06/25/2012 *	$15,000,000	$14,995,233	1.34%
OTHER SECURITIES		5,149,810	0.47%
		20,145,043
TOTAL SHORT-TERM
INVESTMENTS (Cost $20,145,043)		$20,145,043
Total Investments (Mid Cap Index Trust)
(Cost $1,204,204,738) - 118.84%		$1,324,952,467	118.84%
Other Assets And Liabilities, Net - (18.84%)		(210,012,984)	(18.84)%
TOTAL NET ASSETS - 100.00%		$1,114,939,483	100.00%

Small Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.69%
Consumer Discretionary - 12.94%
Rent-A-Center, Inc.	38,771	$1,434,527	0.21%
The Warnaco Group, Inc. (I)	26,827	1,342,423	0.20%
OTHER SECURITIES		85,740,335	12.53%
		88,517,285
Consumer Staples - 3.59%
Nu Skin
Enterprises, Inc., Class A (L)	33,380	1,621,267	0.24%
TreeHouse Foods, Inc. (I)(L)	21,691	1,418,158	0.21%
OTHER SECURITIES		21,509,997	3.14%
		24,549,422
Energy - 6.57%
Berry Petroleum
Company, Class A (L)	31,464	1,322,117	0.19%
Complete
Production Services, Inc. (I)(L)	48,154	1,616,048	0.24%
Dril-Quip, Inc. (I)(L)	20,888	1,374,848	0.20%
Energy XXI Bermuda, Ltd. (I)	46,000	1,466,480	0.21%
Rosetta Resources, Inc. (I)(L)	32,364	1,407,834	0.21%
World Fuel Services Corp. (L)	43,151	1,811,479	0.26%
OTHER SECURITIES		35,927,078	5.26%
		44,925,884
Financials - 21.87%
American
Campus Communities, Inc.	41,380	1,736,305	0.25%
BioMed Realty Trust, Inc.	79,378	1,435,154	0.21%
CBL &
Associates Properties, Inc. (L)	90,504	1,420,913	0.21%
Extra Space Storage, Inc. (L)	56,885	1,378,324	0.20%
Hancock Holding Company	46,327	1,481,074	0.22%
Home Properties, Inc. (L)	29,040	1,671,833	0.24%
Kilroy Realty Corp. (L)	35,394	1,347,450	0.20%
MFA Financial, Inc.	213,377	1,433,893	0.21%
Mid-America
Apartment Communities, Inc.	22,228	1,390,361	0.20%
National Retail Properties, Inc. (L)	57,301	1,511,600	0.22%
Post Properties, Inc.	29,969	1,310,245	0.19%
ProAssurance Corp.	18,582	1,483,215	0.22%
Signature Bank (I)(L)	27,956	1,677,080	0.25%
Tanger Factory Outlet Centers, Inc.	51,722	1,516,489	0.22%
OTHER SECURITIES		128,819,964	18.83%
		149,613,900
Health Care - 12.46%
Cubist Pharmaceuticals, Inc. (I)(L)	36,388	1,441,693	0.21%
Healthspring, Inc. (I)	41,219	2,248,084	0.33%
HMS Holdings Corp. (I)(L)	51,699	1,653,334	0.24%
Onyx Pharmaceuticals, Inc. (I)	38,683	1,700,118	0.25%
Questcor
Pharmaceuticals, Inc. (I)(L)	32,421	1,348,065	0.20%
Salix Pharmaceuticals, Ltd. (I)(L)	35,714	1,708,915	0.25%
WellCare Health Plans, Inc. (I)	25,933	1,361,483	0.20%
OTHER SECURITIES		73,759,926	10.78%
		85,221,618
Industrials - 15.37%
Acuity Brands, Inc. (L)	26,366	1,397,398	0.20%
Alaska Air Group, Inc. (I)	21,708	1,630,054	0.24%
CLARCOR, Inc.	30,701	1,534,743	0.22%
Clean Harbors, Inc. (I)	28,641	1,825,291	0.27%
Genesee &
Wyoming, Inc., Class A (I)	24,041	1,456,404	0.21%
HEICO Corp. (L)	25,413	1,486,152	0.22%
Hexcel Corp. (I)(L)	59,477	1,439,938	0.21%
Triumph Group, Inc. (L)	22,792	1,332,192	0.19%
Woodward, Inc.	37,511	1,535,325	0.22%
OTHER SECURITIES		91,490,284	13.39%
		105,127,781
Information Technology - 16.97%
Concur Technologies, Inc. (I)(L)	27,261	1,384,586	0.20%
Jack Henry & Associates, Inc.	52,437	1,762,408	0.26%

The accompanying notes are an integral part of the financial statements.

27

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Netlogic Microsystems, Inc. (I)	41,619	$2,063,054	0.30%
Parametric Technology Corp. (I)	72,593	1,325,548	0.19%
SuccessFactors, Inc. (I)	50,997	2,033,250	0.30%
OTHER SECURITIES		107,509,370	15.72%
		116,078,216
Materials - 4.39%		30,041,681	4.39%
Telecommunication Services - 0.78%		5,336,084	0.78%
Utilities - 3.75%
Cleco Corp.	36,803	1,402,194	0.21%
Piedmont Natural
Gas Company, Inc. (L)	43,124	1,465,354	0.21%
WGL Holdings, Inc.	30,671	1,356,272	0.20%
OTHER SECURITIES		21,404,062	3.13%
		25,627,882
TOTAL COMMON STOCKS (Cost $495,785,678)		$675,039,753

PREFERRED SECURITIES - 0.00%
Health Care - 0.00%		1,260	0.00%
TOTAL PREFERRED SECURITIES (Cost $1,213)		$1,260

CORPORATE BONDS - 0.00%
Financials - 0.00%		$10,690	0.00%
TOTAL CORPORATE BONDS (Cost $13,179)		$10,690
Warrants 0.00%		2,271	0.00%
TOTAL WARRANTS (Cost $0)		$2,271

SECURITIES LENDING COLLATERAL - 28.54%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	19,506,937	195,202,019	28.54%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $195,176,973)		$195,202,019

SHORT-TERM INVESTMENTS - 1.10%
U.S. Government Agency - 1.10%
Federal Home Loan Bank Discount
Notes, 0.018%, 03/16/2012 *	$5,000,000	$4,999,813	0.73%
Federal National Mortgage
Association Discount Notes,
0.150%, 03/28/2012 *	2,550,000	2,549,908	0.37%
		7,549,721
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,549,721)		$7,549,721
Total Investments (Small Cap Index Trust)
(Cost $698,526,764) - 128.33%		$877,805,714	128.33%
Other Assets And Liabilities, Net - (28.33%)		(193,798,795)	(28.33)%
TOTAL NET ASSETS - 100.00%		$684,006,919	100.00%

Total Bond Market Trust A

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 70.31%
U.S. Treasury Bonds - 6.69%
4.250%, 05/15/2039
to 11/15/2040	$9,000,000	$11,441,876	0.73%
4.375%, 02/15/2038
to 05/15/2041	19,347,000	25,083,625	1.60%
4.500%, 05/15/2038	7,845,000	10,327,205	0.66%
4.750%, 02/15/2041 (L)	8,000,000	11,003,752	0.70%
5.250%, 02/15/2029	12,270,000	16,942,183	1.08%
6.250%, 08/15/2023	7,800,000	11,158,875	0.71%
OTHER SECURITIES		19,015,615	1.21%
		104,973,131
U.S. Treasury Notes - 27.80%
0.125%, 08/31/2013
to 09/30/2013	10,000,000	9,982,888	0.64%
0.250%, 10/31/2013	10,000,000	10,002,730	0.64%
0.500%, 11/30/2012
to 10/15/2014	19,000,000	19,069,609	1.21%
0.625%, 04/30/2013	7,000,000	7,041,566	0.45%
0.750%, 08/15/2013 (L)	14,500,000	14,622,351	0.93%
0.875%, 12/31/2016	7,000,000	7,014,217	0.45%
1.125%, 12/15/2012	23,500,000	23,716,647	1.51%
1.500%, 06/30/2016 (L)	20,000,000	20,687,500	1.32%
1.750%, 01/31/2014
to 07/31/2015	30,320,000	31,430,395	2.00%
1.875%, 02/28/2014 (L)	13,890,000	14,364,218	0.91%
2.000%, 11/30/2013
to 11/15/2021	16,295,000	16,579,808	1.06%
2.125%, 11/30/2014
to 08/15/2021	19,900,000	20,829,302	1.33%
2.250%, 11/30/2017 (L)	14,000,000	14,936,250	0.95%
2.375%, 09/30/2014
to 02/28/2015	26,900,000	28,451,971	1.81%
2.500%, 04/30/2015	8,800,000	9,393,314	0.60%
2.625%, 12/31/2014
to 08/15/2020	36,500,000	39,096,690	2.49%
2.625%, 11/15/2020 (L)	9,800,000	10,547,250	0.67%
2.750%, 10/31/2013
to 02/15/2019	39,930,000	42,450,233	2.70%
3.000%, 09/30/2016	19,420,000	21,412,065	1.36%
3.625%, 02/15/2020 (L)	22,100,000	25,625,635	1.63%
3.750%, 11/15/2018	7,236,000	8,416,937	0.54%
4.250%, 11/15/2017	9,300,000	10,985,625	0.70%
OTHER SECURITIES		29,918,206	1.90%
		436,575,407
Federal Farm Credit Bank - 0.25%		3,881,126	0.25%
Federal Home Loan Bank - 1.12%
3.875%, 06/14/2013	6,400,000	6,726,035	0.43%
5.000%, 11/17/2017	9,090,000	10,914,581	0.69%
		17,640,616
Federal Home Loan Mortgage Corp. - 10.26%
3.750%, 06/28/2013	8,000,000	8,411,560	0.54%
4.000%, 02/01/2024
to 12/01/2040	19,911,157	20,928,391	1.33%
4.500%, 07/01/2018
to 07/01/2041	35,909,675	38,065,037	2.42%
5.000%, 11/01/2022
to 10/01/2040	25,262,985	27,213,635	1.73%
5.500%, 08/23/2017
to 01/01/2039	24,048,571	26,354,763	1.68%
6.000%, 06/01/2035
to 10/01/2038	12,801,153	14,059,026	0.90%

The accompanying notes are an integral part of the financial statements.

28

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
OTHER SECURITIES		$26,120,546	1.66%
		161,152,958
Federal National Mortgage Association - 17.06%
0.375%, 12/28/2012	$13,300,000	13,328,223	0.85%
3.500%, 12/01/2025
to 12/01/2040	11,400,021	11,850,407	0.75%
4.000%, 03/01/2024
to 02/01/2041	42,697,239	44,937,333	2.86%
4.500%, 06/01/2018
to 03/01/2041	47,552,640	50,599,653	3.22%
5.000%, 06/01/2018
to 08/01/2040	32,855,249	35,509,232	2.26%
5.500%, 08/01/2017
to 11/01/2038	30,832,959	33,566,741	2.14%
6.000%, 08/01/2023
to 10/01/2038	22,183,956	24,410,926	1.55%
6.500%, 07/01/2036
to 10/01/2038	8,056,430	8,985,731	0.57%
OTHER SECURITIES		44,749,596	2.86%
		267,937,842
Government National Mortgage Association - 6.88%
4.000%, 11/15/2026
to 06/15/2041	20,139,839	21,617,969	1.38%
4.500%, TBA (C)	7,180,000	7,824,930	0.50%
4.500%, 06/15/2023
to 10/20/2040	33,492,824	36,554,472	2.33%
5.000%, 10/15/2023
to 07/20/2040	22,552,587	25,016,757	1.59%
5.500%, 08/15/2023
to 09/20/2039	8,557,751	9,572,578	0.61%
OTHER SECURITIES		7,516,825	0.47%
		108,103,531
The Financing Corp. - 0.05%		767,202	0.05%
Tennessee Valley Authority - 0.20%		3,122,067	0.20%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,039,160,501)		$1,104,153,880

FOREIGN GOVERNMENT
OBLIGATIONS - 1.72%
Austria - 0.04%		581,376	0.04%
Brazil - 0.28%		4,484,625	0.28%
Canada - 0.49%		7,638,294	0.49%
Chile - 0.03%		487,125	0.03%
Colombia - 0.10%		1,505,000	0.10%
Croatia - 0.01%		182,500	0.01%
Israel - 0.06%		975,941	0.06%
Italy - 0.10%		1,641,936	0.10%
Japan - 0.03%		455,404	0.03%
Lithuania - 0.02%		294,000	0.02%
Mexico - 0.23%		3,556,182	0.23%
Panama - 0.04%		665,550	0.04%
Peru - 0.09%		1,461,825	0.09%
Poland - 0.08%		1,218,250	0.08%
South Africa - 0.04%		716,800	0.04%
South Korea - 0.02%		289,399	0.02%
Sweden - 0.06%		919,629	0.06%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $25,175,172)		$27,073,836

CORPORATE BONDS - 22.89%
Consumer Discretionary - 1.38%		21,727,201	1.38%
Consumer Staples - 1.90%		29,919,122	1.90%
Energy - 2.68%		42,082,396	2.68%
Financials - 9.03%		141,821,515	9.03%
Health Care - 1.22%		19,106,070	1.22%
Industrials - 1.78%		28,019,992	1.78%
Information Technology - 0.85%		13,274,299	0.85%
Materials - 0.95%		14,962,669	0.95%
Telecommunication Services - 1.40%		21,945,957	1.40%
Utilities - 1.70%		26,694,398	1.70%
TOTAL CORPORATE BONDS (Cost $324,924,151)		$359,553,619
Municipal Bonds - 0.63%		9,872,057	0.63%
TOTAL MUNICIPAL BONDS (Cost $8,572,434)		$9,872,057

CAPITAL PREFERRED SECURITIES - 0.13%
Financials - 0.04%		571,950	0.04%
Industrials - 0.09%		1,512,400	0.09%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,251,241)		$2,084,350
Collateralized Mortgage
Obligations 3.09%		48,503,384	3.09%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $40,908,047)		$48,503,384
Asset Backed Securities 0.09%		1,466,561	0.09%
TOTAL ASSET BACKED
SECURITIES (Cost $1,556,058)		$1,466,561

SECURITIES LENDING COLLATERAL - 1.06%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	1,658,274	16,594,016	1.06%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,591,721)		$16,594,016

SHORT-TERM INVESTMENTS - 2.34%
Money Market Funds - 2.34%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	36,713,333	36,713,333	2.34%
TOTAL SHORT-TERM
INVESTMENTS (Cost $36,713,333)		$36,713,333
Total Investments (Total Bond Market Trust A)
(Cost $1,495,852,658) - 102.26%		$1,606,015,036	102.26%
Other Assets And Liabilities, Net - (2.26%)		(35,557,228)	(2.26)%
TOTAL NET ASSETS - 100.00%		$1,570,457,808	100.00%

The accompanying notes are an integral part of the financial statements.

29

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 67.39%
U.S. Treasury Bonds - 12.45%
3.750%, 08/15/2041 (L)	$1,300,000	$1,525,265	0.94%
3.875%, 08/15/2040	1,100,000	1,315,703	0.81%
4.250%, 05/15/2039
to 11/15/2040	1,060,000	1,348,027	0.83%
4.375%, 02/15/2038
to 05/15/2041	805,000	1,043,394	0.65%
4.625%, 02/15/2040	1,400,000	1,884,532	1.16%
7.500%, 11/15/2016	1,270,000	1,674,912	1.04%
7.875%, 02/15/2021	1,100,000	1,678,188	1.04%
8.750%, 08/15/2020	1,400,000	2,207,953	1.36%
9.250%, 02/15/2016	3,550,000	4,793,608	2.96%
11.250%, 02/15/2015	2,010,000	2,682,723	1.66%
		20,154,305
U.S. Treasury Notes - 19.87%
0.035%, 10/31/2016	850,000	858,500	0.53%
0.125%, 08/31/2013
to 12/31/2013	2,050,000	2,045,689	1.26%
0.250%, 10/31/2013
to 11/30/2013	1,700,000	1,700,425	1.05%
0.375%, 07/31/2013	2,550,000	2,556,276	1.58%
1.750%, 01/31/2014	1,760,000	1,813,900	1.12%
1.875%, 02/28/2014
to 04/30/2014	1,370,000	1,419,436	0.88%
2.000%, 11/30/2013
to 11/15/2021	4,000,000	4,110,430	2.54%
2.125%, 11/30/2014
to 05/31/2015	2,500,000	2,630,970	1.63%
2.625%, 11/15/2020	2,500,000	2,690,625	1.66%
3.000%, 02/28/2017 (L)	3,300,000	3,650,625	2.26%
3.125%, 10/31/2016
to 05/15/2021	2,200,000	2,444,804	1.51%
3.250%, 06/30/2016	3,650,000	4,054,351	2.50%
3.500%, 05/15/2012 (L)	1,100,000	1,265,000	0.78%
OTHER SECURITIES		915,953	0.57%
		32,156,984
Federal Farm Credit Bank - 0.41%		664,541	0.41%
Federal Home Loan Bank - 1.01%
3.875%, 06/14/2013	1,320,000	1,387,245	0.86%
OTHER SECURITIES		246,085	0.15%
		1,633,330
Federal Home Loan Mortgage Corp. - 7.23%
3.500%, 12/01/2025	946,328	987,373	0.61%
4.000%, 02/01/2024
to 09/01/2040	2,170,538	2,276,991	1.41%
4.500%, 05/01/2024
to 07/01/2041	1,800,487	1,912,460	1.18%
5.000%, 06/01/2023
to 10/01/2040	1,655,951	1,789,709	1.11%
5.500%, 08/23/2017
to 01/01/2038	1,523,475	1,724,505	1.07%
5.807%, 08/01/2037 (P)	568,435	603,879	0.37%
6.250%, 07/15/2032	450,000	654,078	0.40%
OTHER SECURITIES		1,748,562	1.08%
		11,697,557
Federal National Mortgage Association - 19.49%
2.110%, 01/01/2035 (P)	1,335,258	1,396,125	0.86%
4.000%, 08/01/2020
to 02/01/2041	2,629,766	2,764,622	1.71%
4.500%, 12/01/2020
to 02/01/2041	5,664,376	6,032,171	3.73%
5.000%, 07/01/2020
to 04/01/2039	5,200,222	5,620,851	3.47%
5.500%, 08/01/2021
to 09/01/2036	6,241,176	6,797,476	4.20%
5.614%, 04/01/2037 (P)	1,576,348	1,661,327	1.03%
6.000%, 10/01/2013
to 08/01/2038	3,233,413	3,577,612	2.21%
6.500%, 02/01/2015
to 02/01/2036	1,013,391	1,130,547	0.70%
7.250%, 05/15/2030	450,000	701,690	0.43%
OTHER SECURITIES		1,868,352	1.15%
		31,550,773
Government National Mortgage Association - 6.50%
4.000%, 11/15/2026
to 10/15/2040	1,796,634	1,931,510	1.19%
4.500%, 05/15/2019
to 10/20/2040	2,635,799	2,879,936	1.78%
5.000%, 05/15/2018
to 07/20/2040	1,312,050	1,451,858	0.90%
5.500%, 11/15/2032
to 01/15/2039	1,873,594	2,099,462	1.30%
6.000%, 04/15/2017
to 10/15/2038	1,349,584	1,523,052	0.94%
OTHER SECURITIES		633,661	0.39%
		10,519,479
Tennessee Valley Authority - 0.30%		484,874	0.30%
The Financing Corp. - 0.13%		219,201	0.13%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $99,870,811)		$109,081,044

FOREIGN GOVERNMENT
OBLIGATIONS - 2.74%
Brazil - 0.42%		671,838	0.42%
Canada - 1.07%		1,734,648	1.07%
Chile - 0.04%		64,950	0.04%
Colombia - 0.10%		161,250	0.10%
Israel - 0.12%		196,144	0.12%
Italy - 0.18%		289,020	0.18%
Japan - 0.14%		227,702	0.14%
Mexico - 0.30%		493,228	0.30%
Panama - 0.05%		78,300	0.05%
Peru - 0.09%		150,900	0.09%
Poland - 0.08%		121,825	0.08%
South Africa - 0.07%		112,000	0.07%
Sweden - 0.08%		134,328	0.08%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,018,329)		$4,436,133

CORPORATE BONDS - 24.35%
Consumer Discretionary - 1.56%		2,518,853	1.56%
Consumer Staples - 2.18%		3,526,151	2.18%
Energy - 2.79%		4,521,972	2.79%
Financials - 8.85%		14,321,323	8.85%
Health Care - 1.56%		2,522,396	1.56%
Industrials - 1.91%		3,089,774	1.91%

The accompanying notes are an integral part of the financial statements.

30

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Information Technology - 0.79%		$1,279,290	0.79%
Materials - 0.91%		1,471,652	0.91%
Telecommunication Services - 1.56%		2,532,942	1.56%
Utilities - 2.24%		3,633,053	2.24%
TOTAL CORPORATE BONDS (Cost $35,628,905)		$39,417,406

CAPITAL PREFERRED SECURITIES - 0.12%
Industrials - 0.12%		189,050	0.12%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $190,000)		$189,050
Municipal Bonds - 0.75%		1,208,617	0.75%
TOTAL MUNICIPAL BONDS (Cost $1,050,182)		$1,208,617

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.62%
Bear Stearns Commercial Mortgage
Securities, Series 2005-T20,
Class A3
5.145% 10/12/2042 (P)	$530,000	536,659	0.33%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2005-LDP5, Class A4
5.206% 12/15/2044 (P)	835,000	923,831	0.57%
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class AM
5.666% 05/12/2039 (P)	800,000	826,054	0.51%
Morgan Stanley Capital I,
Series 2007-T27, Class A4
5.638% 06/11/2042 (P)	630,000	717,797	0.44%
OTHER SECURITIES		4,483,603	2.77%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,863,872)		$7,487,944
Asset Backed Securities 0.22%		350,604	0.22%
TOTAL ASSET BACKED
SECURITIES (Cost $351,279)		$350,604

SECURITIES LENDING COLLATERAL - 1.87%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	303,512	3,037,186	1.87%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,036,675)		$3,037,186

SHORT-TERM INVESTMENTS - 1.03%
Money Market Funds - 1.03%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	1,662,673	1,662,673	1.03%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,662,673)		$1,662,673
Total Investments (Total Bond Market Trust B)
(Cost $152,672,726) - 103.09%		$166,870,657	103.09%
Other Assets And Liabilities, Net - (3.09%)		(4,999,277)	(3.09)%
TOTAL NET ASSETS - 100.00%		$161,871,380	100.00%

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.60%
Consumer Discretionary - 11.86%
Amazon.com, Inc. (I)	10,612	$1,836,937	0.51%
Comcast Corp., Class A	64,878	1,538,257	0.42%
Home Depot, Inc.	37,324	1,569,101	0.43%
McDonald’s Corp.	24,294	2,437,417	0.67%
The Walt Disney Company	44,322	1,662,075	0.46%
OTHER SECURITIES		34,067,801	9.37%
		43,111,588
Consumer Staples - 10.25%
Altria Group, Inc.	48,954	1,451,486	0.40%
CVS Caremark Corp.	31,829	1,297,987	0.36%
Kraft Foods, Inc., Class A	41,299	1,542,931	0.42%
PepsiCo, Inc.	37,124	2,463,177	0.68%
Philip Morris International, Inc.	41,716	3,273,872	0.90%
The Coca-Cola Company	53,748	3,760,748	1.03%
The Procter & Gamble Company	65,457	4,366,636	1.20%
Wal-Mart Stores, Inc.	81,439	4,866,795	1.34%
OTHER SECURITIES		14,245,555	3.92%
		37,269,187
Energy - 12.04%
Chevron Corp.	47,180	5,019,952	1.38%
ConocoPhillips	33,216	2,420,450	0.67%
Exxon Mobil Corp.	115,624	9,800,290	2.70%
Occidental Petroleum Corp.	19,098	1,789,483	0.49%
Schlumberger, Ltd.	31,874	2,177,313	0.60%
OTHER SECURITIES		22,573,170	6.20%
		43,780,658
Financials - 14.96%
American Express Company	28,236	1,331,892	0.37%
Bank of America Corp.	238,116	1,323,925	0.36%
Berkshire
Hathaway, Inc., Class B (I)	58,023	4,427,155	1.22%
Citigroup, Inc.	68,236	1,795,289	0.49%
JPMorgan Chase & Company	93,305	3,102,391	0.85%
Wells Fargo & Company	124,228	3,423,692	0.94%
OTHER SECURITIES		38,986,733	10.73%
		54,391,077
Health Care - 10.91%
Abbott Laboratories	36,471	2,050,764	0.56%
Amgen, Inc.	21,815	1,400,741	0.39%
Bristol-Myers Squibb Company	40,075	1,412,243	0.39%
Johnson & Johnson	64,296	4,216,532	1.16%
Merck & Company, Inc.	72,522	2,734,079	0.75%
Pfizer, Inc.	185,527	4,014,804	1.10%
UnitedHealth Group, Inc.	25,410	1,287,779	0.35%
OTHER SECURITIES		22,539,492	6.21%
		39,656,434
Industrials - 10.53%
3M Company	16,651	1,360,886	0.37%
Caterpillar, Inc.	15,128	1,370,597	0.38%
General Electric Company	248,940	4,458,515	1.23%
United Parcel Service, Inc., Class B	23,136	1,693,324	0.47%
United Technologies Corp.	21,442	1,567,196	0.43%
OTHER SECURITIES		27,844,292	7.65%
		38,294,810
Information Technology - 18.04%
Apple, Inc. (I)	21,703	8,789,715	2.42%
Cisco Systems, Inc.	129,106	2,334,236	0.64%
Google, Inc., Class A (I)	7,564	4,885,588	1.34%
Hewlett-Packard Company	50,756	1,307,475	0.36%
Intel Corp.	124,363	3,015,803	0.83%

The accompanying notes are an integral part of the financial statements.

31

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
International
Business Machines Corp.	28,401	$5,222,376	1.44%
Microsoft Corp.	197,871	5,136,731	1.41%
Oracle Corp.	118,780	3,046,707	0.84%
QUALCOMM, Inc.	39,179	2,143,091	0.59%
Visa, Inc., Class A	19,506	1,980,444	0.54%
OTHER SECURITIES		27,716,369	7.63%
		65,578,535
Materials - 3.90%		14,187,026	3.90%
Telecommunication Services - 2.47%
AT&T, Inc.	138,857	4,199,036	1.15%
Verizon Communications, Inc.	66,308	2,660,277	0.73%
OTHER SECURITIES		2,138,546	0.59%
		8,997,859
Utilities - 3.64%		13,218,770	3.64%
TOTAL COMMON STOCKS (Cost $313,526,161)		$358,485,944

CORPORATE BONDS - 0.00%
Financials - 0.00%		$1,640	0.00%
TOTAL CORPORATE BONDS (Cost $2,021)		$1,640

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%		0	0.00%
TOTAL PREFERRED SECURITIES (Cost $1,286)		$0
Rights 0.00%		9,471	0.00%
TOTAL RIGHTS (Cost $25,528)		$9,471
Warrants 0.00%		95	0.00%
TOTAL WARRANTS (Cost $0)		$95

SECURITIES LENDING COLLATERAL - 6.92%
Securities Lending Collateral - 6.92%
John Hancock Collateral
Investment Trust,
0.3780% (W)(Y)	2,513,633	25,153,421	6.92%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,149,983)		$25,153,421

SHORT-TERM INVESTMENTS - 1.35%
U.S. Government Agency - 1.35%
Federal Home Loan Bank Discount
Notes, 0.018%, 03/16/2012 *	$3,000,000	$2,999,888	0.83%
Federal National Mortgage
Association Discount Notes,
0.150%, 03/28/2012 *	1,900,000	1,899,931	0.52%
		4,899,819
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,899,819)		$4,899,819
Total Investments (Total Stock Market Index Trust)
(Cost $343,604,798) - 106.87%		$388,550,390	106.87%
Other Assets And Liabilities, Net - (6.87%)		(24,980,512)	(6.87)%
TOTAL NET ASSETS - 100.00%		$363,569,878	100.00%

Footnotes
Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2011.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(W)	Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

32

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

Certain Portfolios had the following sector distribution as a percentage of total net assets on 12-31-11:

International Equity Index Trust A
Financials	22.3%
Energy	11.9%
Materials	11.2%
Industrials	9.9%
Consumer Staples	9.7%
Consumer Discretionary	8.5%
Health Care	6.7%
Information Technology	6.4%
Telecommunication Services	6.2%
Utilities	3.9%
Short-Term Investments & Other	3.3%

International Equity Index Trust B
Financials	22.1%
Energy	11.6%
Materials	11.2%
Industrials	10.2%
Consumer Staples	9.8%
Consumer Discretionary	8.4%
Health Care	6.8%
Information Technology	6.3%
Telecommunication Services	6.2%
Utilities	3.8%
Short-Term Investments & Other	3.6%

International Index Trust
Financials	20.9%
Industrials	12.0%
Consumer Staples	11.2%
Materials	9.8%
Consumer Discretionary	9.7%
Health Care	9.7%
Energy	8.9%
Telecommunication Services	5.9%
Information Technology	4.6%
Utilities	4.4%
Investment Companies	1.2%
Short-Term Investments & Other	1.7%

33

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	500 Index Trust	500 Index Trust B	Core Balanced Trust	Core Balanced Strategy Trust
Investments in unaffiliated issuers, at value	$5,828,652,676	$817,345,828	—	—
Investments in affiliated issuers, at value (Note 2)	216,654,337	27,338,893	—	—
Investments in affiliated funds, at value (Note 9)	—	—	$216,770,646	$3,664,530
Securities loaned, unaffiliated issuers, at value (Note 2)	210,330,280	26,545,530	—	—
Total investments, at value	6,255,637,293	871,230,251	216,770,646	3,664,530
Cash	221,457	67,254	98,487	16,806
Cash held at broker for futures contracts	3,840,000	1,120,000	—	—
Receivable for investments sold	968,372	133,243	126,021	191
Receivable for fund shares sold	504	—	—	—
Dividends and interest receivable	9,119,444	1,266,150	—	—
Receivable for securities lending income	81,008	10,181	—	—
Receivable due from adviser	—	15,526	128	683
Other assets	342	56	25	21
Total assets	6,269,868,420	873,842,661	216,995,307	3,682,231

Liabilities
Payable for fund shares repurchased	13,591,630	1,045,761	121,148	176
Payable upon return of securities loaned (Note 2)	216,692,668	27,350,976	—	—
Payable for futures variation margin	198,062	31,200	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	65,519	9,127	2,316	40
Other liabilities and accrued expenses	129,454	37,914	142,355	41,153
Total liabilities	230,677,333	28,474,978	265,819	41,369

Net assets
Capital paid-in	$4,748,751,542	$845,027,240	$206,290,348	$3,450,430
Undistributed net investment income (loss)	22,573,776	3,455,730	97,828	—
Accumulated undistributed net realized gain (loss) on investments	13,484,730	(60,745,172)	1,777,806	26,237
Net unrealized appreciation (depreciation) on investments	1,254,381,039	57,629,885	8,563,506	164,195
Net assets	$6,039,191,087	$845,367,683	$216,729,488	$3,640,862
Investments in unaffiliated issuers, at cost	$4,786,023,940	$786,322,776	—	—
Investments in affiliated issuers, at cost	$216,625,373	$27,336,454	$208,207,140	$3,500,335

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,045,174,992	—	$27,623,468	—
Shares outstanding	95,197,718	—	1,704,385	—
Net asset value, offering price and redemption price per share	$10.98	—	$16.21	—
Series II
Net assets	$49,798,369	—	$188,764,856	—
Shares outstanding	4,550,590	—	11,637,966	—
Net asset value, offering price and redemption price per share	$10.94	—	$16.22	—
Series NAV
Net assets	$4,944,217,726	$845,367,683	$341,164	$3,640,862
Shares outstanding	457,146,732	53,798,965	21,050	252,617
Net asset value, offering price and redemption price per share	$10.82	$15.71	$16.21	$14.41

34

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Core Strategy Trust	International Equity Index Trust A	International Equity Index Trust B	International Index Trust
Investments in unaffiliated issuers, at value	—	$259,890,000	$254,108,357	$1,919,820,370
Investments in affiliated issuers, at value (Note 2)	—	11,351,918	14,311,091	21,099,072
Investments in affiliated funds, at value (Note 9)	$685,761,098	—	—	—
Securities loaned, unaffiliated issuers, at value (Note 2)	—	10,899,473	13,815,351	20,097,880
Total investments, at value	685,761,098	282,141,391	282,234,799	1,961,017,322
Cash	—	—	—	53,241
Foreign currency, at value	—	4,767,834	4,666,033	5,329,082
Cash held at broker for futures contracts	—	183,005	140,351	3,310,000
Receivable for investments sold	135,177	3,854	3,777	2,394,747
Receivable for forward foreign currency exchange contracts (Note 3)	—	701	685	—
Receivable for fund shares sold	19,295	—	7,854	—
Dividends and interest receivable	—	556,838	569,174	4,929,552
Receivable for securities lending income	—	13,037	15,604	85,958
Receivable for futures variation margin	—	13,899	24,145	419,247
Receivable due from adviser	—	—	10,514	—
Other assets	60	25	32	127
Total assets	685,915,630	287,680,584	287,672,968	1,977,539,276

Liabilities
Payable for investments purchased	—	1,087	1,111	2,259,807
Payable for forward foreign currency exchange contracts (Note 3)	—	321,956	246,259	—
Payable for fund shares repurchased	138,352	844,094	—	334,981
Payable upon return of securities loaned (Note 2)	—	11,300,964	14,305,377	21,134,486
Payable to affiliates (Note 5)
Accounting and legal services fees	7,390	2,993	2,951	20,990
Trustees’ fees	—	274	55	—
Other liabilities and accrued expenses	41,907	44,586	44,446	57,825
Total liabilities	187,649	12,515,954	14,600,199	23,808,089

Net assets
Capital paid-in	$661,391,514	$255,737,450	$275,932,200	$1,860,222,294
Undistributed net investment income (loss)	—	(58,003)	(281,553)	1,173,824
Accumulated undistributed net realized gain (loss) on investments	(35,275,507)	2,148,833	(10,875,694)	5,236,023
Net unrealized appreciation (depreciation) on investments	59,611,974	17,336,350	8,297,816	87,099,046
Net assets	$685,727,981	$275,164,630	$273,072,769	$1,953,731,187
Investments in unaffiliated issuers, at cost	—	$253,045,616	$259,289,516	$1,852,092,734
Investments in affiliated issuers, at cost	$626,149,124	$11,351,216	$14,310,123	$21,096,577
Foreign currency, at cost	—	$4,861,419	$4,775,255	$5,300,530

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$124,619	$233,683,205	—	—
Shares outstanding	10,051	26,186,512	—	—
Net asset value, offering price and redemption price per share	$12.40	$8.92	—	—
Series II
Net assets	$652,936,993	$30,371,082	—	—
Shares outstanding	52,475,407	3,399,744	—	—
Net asset value, offering price and redemption price per share	$12.44	$8.93	—	—
Series NAV
Net assets	$32,666,369	$11,110,343	$273,072,769	$1,953,731,187
Shares outstanding	2,633,382	1,247,814	20,730,035	134,495,583
Net asset value, offering price and redemption price per share	$12.40	$8.90	$13.17	$14.53

35

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Mid Cap Index Trust	Small Cap Index Trust
Investments in unaffiliated issuers, at value	$912,041,508	$493,980,890
Investments in affiliated issuers, at value (Note 2)	209,617,058	195,202,019
Securities loaned, unaffiliated issuers, at value (Note 2)	203,293,901	188,622,805
Total investments, at value	1,324,952,467	877,805,714
Cash	51,480	—
Foreign currency, at value	—	17,739
Cash held at broker for futures contracts	1,946,000	1,337,100
Receivable for investments sold	593,089	390,753
Receivable for fund shares sold	—	15,061
Dividends and interest receivable	1,124,663	954,083
Receivable for securities lending income	73,790	163,362
Other assets	107	54
Total assets	1,328,741,596	880,683,866

Liabilities
Due to custodian	—	83,839
Payable for investments purchased	1,878,415	64,441
Payable for fund shares repurchased	2,182,943	1,255,183
Payable upon return of securities loaned (Note 2)	209,586,309	195,182,303
Payable for futures variation margin	90,507	38,640
Payable to affiliates (Note 5)
Accounting and legal services fees	12,085	7,431
Other liabilities and accrued expenses	51,854	45,110
Total liabilities	213,802,113	196,676,947

Net assets
Capital paid-in	$932,832,839	$466,644,415
Undistributed net investment income (loss)	2,410,469	2,034,445
Accumulated undistributed net realized gain (loss) on investments	58,572,342	35,946,689
Net unrealized appreciation (depreciation) on investments	121,123,833	179,381,370
Net assets	$1,114,939,483	$684,006,919
Investments in unaffiliated issuers, at cost	$994,616,056	$503,349,791
Investments in affiliated issuers, at cost	$209,588,682	$195,176,973
Foreign currency, at cost	—	$19,377

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$413,355,744	$193,748,918
Shares outstanding	24,675,946	14,732,731
Net asset value, offering price and redemption price per share	$16.75	$13.15
Series II
Net assets	$78,059,986	$60,069,209
Shares outstanding	4,670,229	4,579,127
Net asset value, offering price and redemption price per share	$16.71	$13.12
Series NAV
Net assets	$623,523,753	$430,188,792
Shares outstanding	37,228,806	32,699,894
Net asset value, offering price and redemption price per share	$16.75	$13.16

36

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Investments in unaffiliated issuers, at value	$1,573,114,173	$160,846,993	$339,005,099
Investments in affiliated issuers, at value (Note 2)	16,594,016	3,037,186	25,153,421
Securities loaned, unaffiliated issuers, at value (Note 2)	16,306,847	2,986,478	24,391,870
Total investments, at value	1,606,015,036	166,870,657	388,550,390
Cash held at broker for futures contracts	—	—	850,000
Receivable for investments sold	6,089,118	124,355	108,549
Receivable for fund shares sold	5,888,536	—	25,196
Dividends and interest receivable	11,229,827	1,443,649	515,515
Receivable for securities lending income	4,146	565	19,113
Receivable due from adviser	—	2,760	—
Other assets	92	24	35
Total assets	1,629,226,755	168,442,010	390,068,798

Liabilities
Due to custodian	—	—	29,340
Payable for investments purchased	6,988,747	1,196,590	3,009
Payable for delayed delivery securities purchased	35,044,323	516,568	—
Payable for fund shares repurchased	56,625	1,772,012	1,240,151
Payable upon return of securities loaned (Note 2)	16,600,016	3,037,768	25,156,427
Payable for futures variation margin	—	—	25,927
Payable to affiliates (Note 5)
Accounting and legal services fees	16,810	1,770	3,933
Other liabilities and accrued expenses	62,426	45,922	40,133
Total liabilities	58,768,947	6,570,630	26,498,920

Net assets
Capital paid-in	$1,458,469,516	$150,355,479	$323,456,540
Undistributed net investment income (loss)	8,915,190	1,158,148	1,838,435
Accumulated undistributed net realized gain (loss) on investments	(7,089,276)	(3,840,178)	(6,648,557)
Net unrealized appreciation (depreciation) on investments	110,162,378	14,197,931	44,923,460
Net assets	$1,570,457,808	$161,871,380	$363,569,878
Investments in unaffiliated issuers, at cost	$1,479,260,937	$149,636,051	$318,454,815
Investments in affiliated issuers, at cost	$16,591,721	$3,036,675	$25,149,983

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$94,696,411	—	$260,947,987
Shares outstanding	6,634,671	—	22,512,021
Net asset value, offering price and redemption price per share	$14.27	—	$11.59
Series II
Net assets	$128,653,146	—	$40,420,336
Shares outstanding	8,987,600	—	3,494,884
Net asset value, offering price and redemption price per share	$14.31	—	$11.57
Series NAV
Net assets	$1,347,108,251	$161,871,380	$62,201,555
Shares outstanding	94,222,131	15,481,906	5,368,334
Net asset value, offering price and redemption price per share	$14.30	$10.46	$11.59

37

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	500 Index Trust	500 Index Trust B	Core Balanced Trust	Core Balanced Strategy Trust
Dividends	$131,672,242	$18,281,288	—	—
Interest	160,529	63,179	—	—
Income distributions received from affiliated underlying funds	—	—	$3,819,042	$96,731
Securities lending	946,999	141,594	—	—
Total investment income	132,779,770	18,486,061	3,819,042	96,731

Expenses
Investment management fees (Note 5)	28,915,444	4,073,265	97,684	1,881
Series I distribution and service fees (Note 5)	539,560	—	12,251	—
Series II distribution and service fees (Note 5)	133,167	—	426,317	—
Accounting and legal services fees (Note 5)	853,685	118,182	26,641	509
Professional fees	82,460	46,457	87,904	39,166
Printing and postage	148,160	—	56,471	36
Custodian fees	12,023	12,023	12,023	12,023
Trustees’ fees (Note 5)	113,105	15,757	3,505	69
Registration and filing fees	11,501	4,603	6,025	3,891
Other	77,531	7,112	4,444	1,321
Total expenses before reductions and amounts recaptured	30,886,636	4,277,399	733,265	58,896
Net expense reductions and amounts recaptured (Note 5)	(190,771)	(2,090,842)	(60,255)	(56,139)
Total expenses	30,695,865	2,186,557	673,010	2,757
Net investment income (loss)	102,083,905	16,299,504	3,146,032	93,974

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	44,124,871	2,883,569	—	—
Investments in affiliated issuers	(66,037)	(6,426)	1,121,120	15,689
Capital gain distributions received from affiliated underlying funds	9,532	1,037	945,231	12,694
Futures contracts	12,811,966	1,115,153	—	—
	56,880,332	3,993,333	2,066,351	28,383

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(42,308,260)	(2,200,403)	—	—
Investments in affiliated issuers	76,157	6,694	(4,810,799)	(41,573)
Futures contracts	(107,565)	(599,950)	—	—
	(42,339,668)	(2,793,659)	(4,810,799)	(41,573)
Net realized and unrealized gain (loss)	14,540,664	1,199,674	(2,744,448)	(13,190)

Increase (decrease) in net assets from operations	$116,624,569	$17,499,178	$401,584	$80,784

38

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Core Strategy Trust	International Equity Index Trust A	International Equity Index Trust B	International Index Trust
Dividends	—	$10,794,736	$11,066,939	$76,716,436
Interest	—	20,324	11,158	10,168
Income distributions received from affiliated underlying funds	$16,236,021	—	—	—
Securities lending	—	248,724	317,363	2,632,235
Less foreign taxes withheld	—	(939,615)	(993,820)	(6,012,649)
Total investment income	16,236,021	10,124,169	10,401,640	73,346,190

Expenses
Investment management fees (Note 5)	335,082	1,733,610	1,744,493	10,073,049
Series I distribution and service fees (Note 5)	38	138,162	—	—
Series II distribution and service fees (Note 5)	1,715,401	92,594	—	—
Accounting and legal services fees (Note 5)	96,957	44,016	43,690	283,578
Professional fees	33,873	47,745	45,821	62,212
Printing and postage	18,707	7,893	5,285	23,324
Custodian fees	12,023	24,568	24,568	23,273
Trustees’ fees (Note 5)	12,867	5,639	5,927	37,966
Registration and filing fees	6,282	4,210	5,354	6,207
Other	6,641	10,519	10,577	29,833
Total expenses before reductions and amounts recaptured	2,237,871	2,108,956	1,885,715	10,539,442
Net expense reductions and amounts recaptured (Note 5)	(129,763)	(9,868)	(777,219)	(63,935)
Total expenses	2,108,108	2,099,088	1,108,496	10,475,507
Net investment income (loss)	14,127,913	8,025,081	9,293,144	62,870,683

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	6,818,201	(988,326)	9,255,180
Investments in affiliated issuers	6,532,748	(2,467)	(2,623)	3,986
Capital gain distributions received from affiliated underlying funds	3,419,707	563	670	1,831
Futures contracts	—	(2,065,575)	(1,257,293)	(1,462,616)
Foreign currency transactions	—	936,862	653,150	(378,593)
	9,952,455	5,687,584	(1,594,422)	7,419,788

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	(59,767,887)	(50,659,191)	(329,886,139)
Investments in affiliated issuers	(24,689,212)	753	1,118	4,251
Futures contracts	—	(44,792)	(44,753)	(1,238,337)
Translation of assets and liabilities in foreign currencies	—	(874,676)	(697,775)	122,636
	(24,689,212)	(60,686,602)	(51,400,601)	(330,997,589)
Net realized and unrealized gain (loss)	(14,736,757)	(54,999,018)	(52,995,023)	(323,577,801)

Increase (decrease) in net assets from operations	($608,844)	($46,973,937)	($43,701,879)	($260,707,118)

39

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Mid Cap Index Trust	Small Cap Index Trust
Dividends	$17,700,144	$8,463,553
Interest	29,832	79,328
Securities lending	543,730	1,352,944
Less foreign taxes withheld	—	(5,585)
Total investment income	18,273,706	9,890,240

Expenses
Investment management fees (Note 5)	5,622,762	3,511,321
Series I distribution and service fees (Note 5)	225,416	104,843
Series II distribution and service fees (Note 5)	219,617	167,854
Accounting and legal services fees (Note 5)	163,429	100,436
Professional fees	45,238	37,883
Printing and postage	30,179	17,396
Custodian fees	13,363	12,023
Trustees’ fees (Note 5)	21,733	13,340
Registration and filing fees	4,858	4,503
Other	19,523	14,156
Total expenses before reductions and amounts recaptured	6,366,118	3,983,755
Net expense reductions and amounts recaptured (Note 5)	(36,497)	(22,410)
Total expenses	6,329,621	3,961,345
Net investment income (loss)	11,944,085	5,928,895

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	56,786,530	58,437,444
Investments in affiliated issuers	(54,265)	(4,493)
Capital gain distributions received from affiliated underlying funds	8,770	7,537
Futures contracts	1,279,381	1,768,680
Foreign currency transactions	—	(267)
	58,020,416	60,208,901

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(89,751,539)	(92,146,207)
Investments in affiliated issuers	64,890	58,767
Futures contracts	180,392	(73,203)
Translation of assets and liabilities in foreign currencies	—	(1,625)
	(89,506,257)	(92,162,268)
Net realized and unrealized gain (loss)	(31,485,841)	(31,953,367)

Increase (decrease) in net assets from operations	($19,541,756)	($26,024,472)

40

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Dividends	—	—	$8,039,324
Interest	$53,776,519	$6,704,276	78,476
Securities lending	70,314	3,126	238,121
Less foreign taxes withheld	(97)	(781)	(662)
Total investment income	53,846,736	6,706,621	8,355,259

Expenses
Investment management fees (Note 5)	7,171,285	763,334	1,861,515
Series I distribution and service fees (Note 5)	39,259	—	134,639
Series II distribution and service fees (Note 5)	178,034	—	110,692
Accounting and legal services fees (Note 5)	208,893	22,097	52,007
Professional fees	50,780	40,913	45,535
Printing and postage	56,576	986	9,261
Custodian fees	12,023	17,764	12,023
Trustees’ fees (Note 5)	27,486	2,920	6,910
Registration and filing fees	7,467	4,698	4,547
Other	20,811	5,164	9,742
Total expenses before reductions and amounts recaptured	7,772,614	857,876	2,246,871
Net expense reductions and amounts recaptured (Note 5)	(46,665)	(450,491)	(11,612)
Total expenses	7,725,949	407,385	2,235,259
Net investment income (loss)	46,120,787	6,299,236	6,120,000

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,758,975	1,101,367	2,415,913
Investments in affiliated issuers	(8,590)	(1,016)	(6,178)
Capital gain distributions received from affiliated underlying funds	603	68	1,090
Futures contracts	—	—	240,683
	3,750,988	1,100,419	2,651,508

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	56,825,628	4,392,036	(7,170,894)
Investments in affiliated issuers	4,622	511	8,777
Futures contracts	—	—	(150,437)
	56,830,250	4,392,547	(7,312,554)
Net realized and unrealized gain (loss)	60,581,238	5,492,966	(4,661,046)

Increase (decrease) in net assets from operations	$106,702,025	$11,792,202	$1,458,954

41

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	500 Index Trust		500 Index Trust B		Core Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$102,083,905	$89,942,739	$16,299,504	$14,355,217	$3,146,032	$1,619,521
Net realized gain (loss)	56,880,332	24,145,698	3,993,333	6,861,096	2,066,351	1,985,586
Change in net unrealized appreciation (depreciation)	(42,339,668)	715,783,404	(2,793,659)	94,543,311	(4,810,799)	10,302,803
Increase (decrease) in net assets resulting from operations	116,624,569	829,871,841	17,499,178	115,759,624	401,584	13,907,910
Distributions to shareholders
From net investment income
Series I	(16,165,289)	(14,359,863)	—	—	(447,565)	(226,939)
Series II	(675,068)	(640,314)	—	—	(2,693,341)	(1,392,254)
Series NAV	(80,950,734)	(71,565,283)	(15,416,904)	(14,354,968)	(5,695)	(324)
From net realized gain
Series I	(2,566,308)	—	—	—	(186,561)	(139,742)
Series II	(123,243)	—	—	—	(1,279,345)	(1,040,076)
Series NAV	(12,774,578)	—	—	—	(2,612)	(218)
Total distributions	(113,255,220)	(86,565,460)	(15,416,904)	(14,354,968)	(4,615,119)	(2,799,553)
From Portfolio share transactions (Note 6)	(262,146,167)	72,304,651	(42,838,521)	(31,498,046)	61,754,053	93,912,298
Total increase (decrease)	(258,776,818)	815,611,032	(40,756,247)	69,906,610	57,540,518	105,020,655

Net assets
Beginning of year	6,297,967,905	5,482,356,873	886,123,930	816,217,320	159,188,970	54,168,315
End of year	$6,039,191,087	$6,297,967,905	$845,367,683	$886,123,930	$216,729,488	$159,188,970

Undistributed net investment income (loss)	$22,573,776	$20,517,858	$3,455,730	$2,917,668	$97,828	—

	Core Balanced Strategy Trust		Core Strategy Trust		International Equity Index Trust A
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$93,974	$87,046	$14,127,913	$12,422,625	$8,025,081	$6,031,899
Net realized gain (loss)	28,383	52,643	9,952,455	2,602,321	5,687,584	7,634,002
Change in net unrealized appreciation (depreciation)	(41,573)	221,628	(24,689,212)	59,695,502	(60,686,602)	18,781,933
Increase (decrease) in net assets resulting from operations	80,784	361,317	(608,844)	74,720,448	(46,973,937)	32,447,834
Distributions to shareholders
From net investment income
Series I	—	—	(2,809)	(1,035)	(8,554,852)	(5,980,849)
Series II	—	—	(13,378,923)	(12,066,699)	(1,025,837)	(748,112)
Series NAV	(93,971)	(87,046)	(746,714)	(386,835)	(411,514)	(242,725)
From net realized gain
Series I	—	—	(8)	(106)	(6,360,119)	(80,717,377)
Series II	—	—	(44,218)	(1,361,521)	(838,952)	(11,794,372)
Series NAV	(48,872)	(10,247)	(2,197)	(38,650)	(292,437)	(2,581,090)
Total distributions	(142,843)	(97,293)	(14,174,869)	(13,854,846)	(17,483,711)	(102,064,525)
From Portfolio share transactions (Note 6)	(54,304)	726,747	889,244	40,952,811	(13,835,232)	184,621,800
Total increase (decrease)	(116,363)	990,771	(13,894,469)	101,818,413	(78,292,880)	115,005,109

Net assets
Beginning of year	3,757,225	2,766,454	699,622,450	597,804,037	353,457,510	238,452,401
End of year	$3,640,862	$3,757,225	$685,727,981	$699,622,450	$275,164,630	$353,457,510

Undistributed net investment income (loss)	—	—	—	$13	($58,003)	$569,872

42

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	International Equity Index Trust B		International Index Trust		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$9,293,144	$7,875,476	$62,870,683	$47,918,483	$11,944,085	$9,780,380
Net realized gain (loss)	(1,594,422)	(1,081,510)	7,419,788	20,208,916	58,020,416	42,851,163
Change in net unrealized appreciation (depreciation)	(51,400,601)	30,498,111	(330,997,589)	106,516,329	(89,506,257)	205,967,340
Increase (decrease) in net assets resulting from operations	(43,701,879)	37,292,077	(260,707,118)	174,643,728	(19,541,756)	258,598,883
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(2,964,352)	(4,018,648)
Series II	—	—	—	—	(393,782)	(720,708)
Series NAV	(10,699,078)	(8,501,709)	(64,135,165)	(50,328,135)	(4,786,574)	(6,943,901)
From net realized gain
Series I	—	—	—	—	(11,051,365)	—
Series II	—	—	—	—	(2,037,242)	—
Series NAV	—	—	(22,185,180)	(23,405,873)	(16,546,023)	—
Total distributions	(10,699,078)	(8,501,709)	(86,320,345)	(73,734,008)	(37,779,338)	(11,683,257)
From Portfolio share transactions (Note 6)	(32,583,342)	(16,010,524)	147,811,511	195,695,004	(38,376,660)	(94,455,219)
Total increase (decrease)	(86,984,299)	12,779,844	(199,215,952)	296,604,724	(95,697,754)	152,460,407

Net assets
Beginning of year	360,057,068	347,277,224	2,152,947,139	1,856,342,415	1,210,637,237	1,058,176,830
End of year	$273,072,769	$360,057,068	$1,953,731,187	$2,152,947,139	$1,114,939,483	$1,210,637,237

Undistributed net investment income (loss)	($281,553)	$386,215	$1,173,824	$2,383,415	$2,410,469	$1,324,223

	Small Cap Index Trust		Total Bond Market Trust A
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$5,928,895	$6,869,553	$46,120,787	$40,809,925
Net realized gain (loss)	60,208,901	36,480,392	3,750,988	2,826,220
Change in net unrealized appreciation (depreciation)	(92,162,268)	130,207,825	56,830,250	23,732,123
Increase (decrease) in net assets resulting from operations	(26,024,472)	173,557,770	106,702,025	67,368,268
Distributions to shareholders
From net investment income
Series I	(2,354,672)	(961,345)	(3,025,089)	(2,300,291)
Series II	(613,410)	(192,029)	(3,566,707)	(995,556)
Series NAV	(5,525,280)	(2,513,697)	(44,639,324)	(41,251,495)
From net realized gain
Series I	(870,325)	—	—	—
Series II	(276,002)	—	—	—
Series NAV	(1,989,645)	—	—	—
Total distributions	(11,629,334)	(3,667,071)	(51,231,120)	(44,547,342)
From Portfolio share transactions (Note 6)	(51,421,187)	(85,038,367)	40,687,483	359,992,922
Total increase (decrease)	(89,074,993)	84,852,332	96,158,388	382,813,848

Net assets
Beginning of year	773,081,912	688,229,580	1,474,299,420	1,091,485,572
End of year	$684,006,919	$773,081,912	$1,570,457,808	$1,474,299,420

Undistributed net investment income (loss)	$2,034,445	$4,415,585	$8,915,190	$8,085,582

43

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Total Bond Market Trust B		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$6,299,236	$6,585,648	$6,120,000	$4,963,070
Net realized gain (loss)	1,100,419	932,207	2,651,508	2,110,579
Change in net unrealized appreciation (depreciation)	4,392,547	3,055,712	(7,312,554)	50,722,213
Increase (decrease) in net assets resulting from operations	11,792,202	10,573,567	1,458,954	57,795,862
Distributions to shareholders
From net investment income
Series I	—	—	(3,350,455)	(3,302,451)
Series II	—	—	(444,517)	(510,792)
Series NAV	(6,938,524)	(7,297,852)	(839,979)	(946,061)
Total distributions	(6,938,524)	(7,297,852)	(4,634,951)	(4,759,304)
From Portfolio share transactions (Note 6)	(8,446,277)	4,606,355	(22,887,749)	(18,280,955)
Total increase (decrease)	(3,592,599)	7,882,070	(26,063,746)	34,755,603

Net assets
Beginning of year	165,463,979	157,581,909	389,633,624	354,878,021
End of year	$161,871,380	$165,463,979	$363,569,878	$389,633,624

Undistributed net investment income (loss)	$1,158,148	$1,175,837	$1,838,435	$1,158,480

44

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust
SERIES I
12-31-2011	11.01	0.18	[1]	(0.01)	0.17	(0.17)	(0.03)	—	(0.20)	10.98	1.57	[2]	0.53		0.53		1.58		1,045		4
12-31-2010	9.74	0.15	[1]	1.27	1.42	(0.15)	—	—	(0.15)	11.01	14.58	[2]	0.53		0.53		1.52		1,089		5
12-31-2009	7.87	0.15	[1]	1.87	2.02	(0.15)	—	—	(0.15)	9.74	25.74	[2]	0.54		0.54		1.84		986		3
12-31-2008	12.64	0.19	[1]	(4.88)	(4.69)	(0.08)	—	—	(0.08)	7.87	(37.21)[2]		0.54		0.54		1.78		795		4
12-31-2007	12.33	0.18	[1]	0.42	0.60	(0.29)	—	—	(0.29)	12.64	4.90	[2]	0.54		0.54		1.44		1,317		5
SERIES II
12-31-2011	10.97	0.15	[1]	— [3]	0.15	(0.15)	(0.03)	—	(0.18)	10.94	1.37	[2]	0.73		0.73		1.38		50		4
12-31-2010	9.71	0.13	[1]	1.25	1.38	(0.12)	—	—	(0.12)	10.97	14.28	[2]	0.73		0.73		1.32		57		5
12-31-2009	7.84	0.14	[1]	1.86	2.00	(0.13)	—	—	(0.13)	9.71	25.59	[2]	0.74		0.74		1.64		56		3
12-31-2008	12.59	0.17	[1]	(4.87)	(4.70)	(0.05)	—	—	(0.05)	7.84	(37.40)[2]		0.74		0.74		1.57		49		4
12-31-2007	12.26	0.16	[1]	0.41	0.57	(0.24)	—	—	(0.24)	12.59	4.73	[2]	0.74		0.74		1.24		95		5
SERIES NAV
12-31-2011	10.85	0.18	[1]	— [3]	0.18	(0.18)	(0.03)	—	(0.21)	10.82	1.65	[2]	0.48		0.48		1.64		4,944		4
12-31-2010	9.60	0.16	[1]	1.24	1.40	(0.15)	—	—	(0.15)	10.85	14.64	[2]	0.48		0.48		1.58		5,152		5
12-31-2009	7.75	0.15	[1]	1.85	2.00	(0.15)	—	—	(0.15)	9.60	25.94	[2]	0.49		0.49		1.88		4,440		3
12-31-2008	12.47	0.20	[1]	(4.84)	(4.64)	(0.08)	—	—	(0.08)	7.75	(37.26)[2]		0.49		0.49		2.22		3,210		4
12-31-2007	12.16	0.19	[1]	0.42	0.61	(0.30)	—	—	(0.30)	12.47	5.03	[2]	0.49		0.49		1.53		370		5
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $0.005 per share.
500 Index Trust B
SERIES NAV
12-31-2011	15.71	0.30	[1]	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87	[2]	0.49		0.25		1.86		845		4
12-31-2010	13.91	0.25	[1]	1.80	2.06	(0.26)	—	—	(0.26)	15.71	14.86	[2]	0.49		0.25		1.77		886		10
12-31-2009	11.24	0.25	[1]	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35	[2]	0.49		0.25		2.15		816		8
12-31-2008	18.51	0.32	[1]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19)[2]		0.50		0.25		2.05		698		7
12-31-2007	18.13	0.32	[1]	0.62	0.94	(0.56)	—	—	(0.56)	18.51	5.25	[2]	0.49		0.25		1.72		1,215		13
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.
Core Balanced Trust
SERIES I
12-31-2011	16.41	0.30	[1,2]	(0.11)	0.19	(0.27)	(0.12)	—	(0.39)	16.21	1.16	[3]	0.20	[4]	0.17	[4]	1.83		28		6
12-31-2010	14.93	0.30	[1,2]	1.51	1.81	(0.20)	(0.13)	—	(0.33)	16.41	12.20	[3]	0.18	[4]	0.16	[4]	1.92		19		8
12-31-2009[5]	12.50	0.39	[1,2]	2.29	2.68	(0.18)	(0.07)	—	(0.25)	14.93	21.41	[3,6]	0.36	[4,7]	0.12	[4,7]	4.02	[7]	5		4
SERIES II
12-31-2011	16.43	0.26	[1,2]	(0.11)	0.15	(0.24)	(0.12)	—	(0.36)	16.22	0.89	[3]	0.40	[4]	0.37	[4]	1.58		189		6
12-31-2010	14.94	0.24	[1,2]	1.55	1.79	(0.17)	(0.13)	—	(0.30)	16.43	12.05	[3]	0.38	[4]	0.36	[4]	1.54		140		8
12-31-2009[5]	12.50	0.28	[1,2]	2.38	2.66	(0.15)	(0.07)	—	(0.22)	14.94	21.26	[3,6]	0.56	[4,7]	0.32	[4,7]	2.95	[7]	49		4
SERIES NAV
12-31-2011	16.41	0.30	[1,2]	(0.10)	0.20	(0.28)	(0.12)	—	(0.40)	16.21	1.21	[3]	0.15	[4]	0.12	[4]	1.82		—	[8]	6
12-31-2010[9]	15.88	0.20	[1,2]	0.67	0.87	(0.21)	(0.13)	—	(0.34)	16.41	5.53	[3,6]	0.12	[4,7]	0.12	[4,7]	1.96	[7]	—	[8]	8
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.48% – 0.94%, 0.49% – 0.97% and 0.49% – 0.97%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-11, 12-31-10 and 12-31-09, respectively. 5. The inception date for Series I and Series II shares is 5-1-09. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series NAV shares is 4-30-10.

Core Balanced Strategy Trust
SERIES NAV
12-31-2011	14.66	0.37	[1,2]	(0.04)	0.33	(0.38)	(0.20)	—	(0.58)	14.41	2.28	[3]	1.57	[4]	0.07	[4]	2.50	[2]	4		3
12-31-2010	13.58	0.35	[1,2]	1.12	1.47	(0.35)	(0.04)	—	(0.39)	14.66	10.83	[3]	1.61	[4]	0.04	[4]	2.48	[2]	4		20
12-31-2009[5]	12.50	0.70	[1,2]	0.63	1.33	(0.25)	—	—	(0.25)	13.58	10.65	[3,6]	8.95	[4,7]	0.04	[4,7]	11.59	[2]	3		14
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indireclty incurred from underlying funds whose expense ratios can vary between 0.48% – 0.50%, 0.48% – 0.50% and 0.49% – 1.01%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-11, 12-31-10 and 12-31-09, respectively. 5. The inception date of Series NAV shares is 7-24-09. 6. Not annualized. 7. Annualized.

45

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)		Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
SERIES I
12-31-2011	12.66	0.42	[1,2]	(0.39)	0.03	(0.29)	— [9]	—	(0.29)	12.40		0.21	[3]	0.12	[4]	0.11	[4]	3.34	[2]	—	[5]	8
12-31-2010	11.51	0.12	[1,2]	1.31	1.43	(0.25)	(0.03)	—	(0.28)	12.66		12.42	[3]	0.13	[4]	0.07	[4]	0.98	[2]	—	[5]	15
12-31-2009	9.67	0.18	[1,2]	1.92	2.10	(0.18)	(0.08)	—	(0.26)	11.51		21.87	[3]	0.13	[4]	0.07	[4]	1.80	[2]	—	[5]	22
12-31-2008[6]	13.09	0.14	[1,2]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67		(24.84)[3,7]		0.15	[4,8]	0.07	[4,8]	1.79	[2,8]	—	[5]	5
SERIES II
12-31-2011	12.70	0.25	[1,2]	(0.25)	— [9]	(0.26)	— [9]	—	(0.26)	12.44		0.01	[3]	0.32	[4]	0.31	[4]	1.95	[2]	653		8
12-31-2010	11.55	0.23	[1,2]	1.18	1.41	(0.23)	(0.03)	—	(0.26)	12.70		12.17	[3]	0.33	[4]	0.27	[4]	1.94	[2]	680		15
12-31-2009	9.70	0.18	[1,2]	1.91	2.09	(0.16)	(0.08)	—	(0.24)	11.55		21.65	[3]	0.33	[4]	0.27	[4]	1.72	[2]	588		22
12-31-2008	13.39	0.15	[1,2]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70		(26.47)[3]		0.35	[4]	0.27	[4]	1.31	[2]	354		5
12-31-2007	13.37	0.45	[1,2]	0.42	0.87	(0.43)	(0.42)	—	(0.85)	13.39		6.55	[3]	0.33	[4]	0.27	[4]	3.23	[2]	337		2
SERIES NAV
12-31-2011	12.67	0.35	[1,2]	(0.33)	0.02	(0.29)	— [9]	—	(0.29)	12.40		0.18	[3]	0.07	[4]	0.06	[4]	2.74	[2]	33		8
12-31-2010	11.51	0.32	[1,2]	1.13	1.45	(0.26)	(0.03)	—	(0.29)	12.67		12.56	[3]	0.08	[4]	0.02	[4]	2.69	[2]	19		15
12-31-2009	9.67	0.43	[1,2]	1.68	2.11	(0.19)	(0.08)	—	(0.27)	11.51		21.93	[3]	0.08	[4]	0.02	[4]	3.97	[2]	9		22
12-31-2008[6]	13.09	0.27	[1,2]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67		(24.82)[3,7]		0.10	[4,8]	0.02	[4,8]	3.85	[2,8]	—	[5]	5
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48% – 0.50% 0.48% – 0.50%, 0.49% – 0.51%, 0.49% – 0.57%, and 0.49% – 0.55%, for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than $500,000. 6. The inception date for Series I and Series NAV shares is 4-28-08. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share.

International Equity Index Trust A
SERIES I
12-31-2011	11.07	0.26	[1]	(1.82)	(1.56)	(0.34)	(0.25)	—	(0.59)	8.92		(14.24)[2]		0.63		0.62		2.49		234		3
12-31-2010	14.55	0.25	[1]	0.73	0.98	(0.25)	(4.21)	—	(4.46)	11.07		10.87	[2]	0.62		0.62		2.04		299		12
12-31-2009	11.94	0.31	[1]	4.16	4.47	(1.86)	—	—	(1.86)	14.55		37.86	[2]	0.62		0.62		2.30		220		223	[3]
12-31-2008	22.38	0.53	[1]	(10.42)	(9.89)	(0.40)	(0.15)	—	(0.55)	11.94		(44.52)[2]		0.62		0.62		2.93		159		9
12-31-2007	21.18	0.51	[1]	2.65	3.16	(0.89)	(1.07)	—	(1.96)	22.38	[4]	15.37	[2,4]	0.61		0.60		2.23		300		14
SERIES II
12-31-2011	11.08	0.24	[1]	(1.82)	(1.58)	(0.32)	(0.25)	—	(0.57)	8.93		(14.42)[2]		0.83		0.82		2.29		30		3
12-31-2010	14.55	0.22	[1]	0.74	0.96	(0.22)	(4.21)	—	(4.43)	11.08		10.72	[2]	0.82		0.82		1.86		43		12
12-31-2009	11.95	0.28	[1]	4.15	4.43	(1.83)	—	—	(1.83)	14.55		37.48	[2]	0.82		0.82		2.08		18		223	[3]
12-31-2008	22.36	0.50	[1]	(10.41)	(9.91)	(0.35)	(0.15)	—	(0.50)	11.95		(44.62)[2]		0.82		0.82		2.74		15		9
12-31-2007	21.14	0.46	[1]	2.64	3.10	(0.81)	(1.07)	—	(1.88)	22.36	[4]	15.11	[2,4]	0.81		0.80		2.04		35		14
SERIES NAV
12-31-2011	11.05	0.26	[1]	(1.82)	(1.56)	(0.34)	(0.25)	—	(0.59)	8.90		(14.21)[2]		0.58		0.57		2.48		11		3
12-31-2010[5]	14.57	0.15	[1]	0.81	0.96	(0.27)	(4.21)	—	(4.48)	11.05		10.78	[2,6]	0.57	[7]	0.57	[7]	2.04	[7]	12		12
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes the impact of Redemption in kind transactions which amounted to 21% of the Portfolio Turnover. 4. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series I and Series II and the total return by less than 0.01% for Series I and Series II. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.38 and $22.36 and 15.37% and 15.11% for Series I and Series II, respectively. 5. The inception date for Series NAV shares is 5-3-10. 6. Not annualized. 7. Annualized.

International Equity Index Trust B
SERIES NAV
12-31-2011	15.93	0.44	[1]	(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17		(13.99)[2]		0.58		0.34		2.86		273		3
12-31-2010	14.65	0.35	[1]	1.31	1.66	(0.38)	—	—	(0.38)	15.93		11.44	[2]	0.57		0.34		2.36		360		5
12-31-2009	11.16	0.35	[1]	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65		38.80	[2]	0.58		0.34		2.85		347		33	[3]
12-31-2008	21.05	0.54	[1]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16		(44.36)[2]		0.58		0.34		3.18		304		12
12-31-2007	21.28	0.54	[1]	2.58	3.12	(1.13)	(2.22)	—	(3.35)	21.05		15.76	[2]	0.57		0.34		2.51		550		9
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover.

International Index Trust
SERIES NAV
12-31-2011	17.38	0.50	[1]	(2.68)	(2.18)	(0.49)	(0.18)	—	(0.67)	14.53		(12.58)[2]		0.50		0.50		2.99		1,954		18
12-31-2010	16.72	0.40	[1]	0.86	1.26	(0.41)	(0.19)	—	(0.60)	17.38		7.72		0.50		0.50		2.44		2,153		21
12-31-2009[3]	12.50	0.17	[1]	4.14	4.31	(0.09)	—	—	(0.09)	16.72		34.48	[4]	0.51	[5]	0.51	[5]	1.56	[5]	1,856		12
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series NAV shares is 5-1-09. 4. Not annualized. 5. Annualized.

46

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)		Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
SERIES I
12-31-2011	17.74	0.17	[1]	(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75		(2.25)[2]		0.54	0.54	0.98		413	13
12-31-2010	14.22	0.14	[1]	3.55	3.69	(0.17)	—	—	(0.17)	17.74		25.98	[2]	0.54	0.54	0.88		436	12
12-31-2009	10.67	0.14	[1]	3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22		36.76	[2]	0.55	0.55	1.22		325	15	[3]
12-31-2008	17.42	0.16	[1]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67		(36.45)[2]		0.55	0.55	1.10		240	41
12-31-2007	18.84	0.20	[1,4]	1.22	1.42	(0.27)	(2.57)	—	(2.84)	17.42	[5]	7.57	[2,5]	0.55	0.54	0.99	[4]	397	29
SERIES II
12-31-2011	17.70	0.14	[1]	(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71		(2.46)[2]		0.74	0.74	0.77		78	13
12-31-2010	14.18	0.10	[1]	3.55	3.65	(0.13)	—	—	(0.13)	17.70		25.80	[2]	0.74	0.74	0.67		93	12
12-31-2009	10.65	0.12	[1]	3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18		36.38	[2]	0.75	0.75	1.03		85	15	[3]
12-31-2008	17.36	0.14	[1]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65		(36.56)[2]		0.75	0.75	0.91		68	41
12-31-2007	18.75	0.15	[1,4]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[5]	7.39	[2,5]	0.75	0.74	0.73	[4]	103	29
SERIES NAV
12-31-2011	17.73	0.18	[1]	(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75		(2.14)[2]		0.49	0.49	1.03		624	13
12-31-2010	14.21	0.14	[1]	3.56	3.70	(0.18)	—	—	(0.18)	17.73		26.06	[2]	0.49	0.49	0.92		681	12
12-31-2009	10.67	0.15	[1]	3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21		36.73	[2]	0.50	0.50	1.28		649	15	[3]
12-31-2008	17.42	0.18	[1]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67		(36.39)[2]		0.50	0.50	1.23		389	41
12-31-2007	18.85	0.22	[1,4]	1.21	1.43	(0.29)	(2.57)	—	(2.86)	17.42	[5]	7.61	[2,5]	0.50	0.49	1.08	[4]	430	29
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividend received by the Portfolio, which amounted to $0.04, $0.04 and $0.05 for Series I, Series II and Series NAV, respectively. The percentage of net assets was 0.21%, 0.16% and 0.25% for Series I, Series II and Series NAV, respectively. 5. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively.

Small Cap Index Trust
SERIES I
12-31-2011	14.01	0.11	[1]	(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15		(4.50)[2]		0.55	0.55	0.79		194	17
12-31-2010	11.14	0.12	[1]	2.81	2.93	(0.06)	—	—	(0.06)	14.01		26.36	[2]	0.55	0.55	0.96		219	15
12-31-2009	9.16	0.11	[1]	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14		26.65	[2]	0.56	0.56	1.19		165	32
12-31-2008	14.19	0.16	[1]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16		(33.71)[2]		0.58	0.58	1.33		135	41
12-31-2007	16.97	0.18	[1]	(0.49)	(0.31)	(0.28)	(2.19)	—	(2.47)	14.19		(2.16)[2]		0.56	0.56	1.07		209	15
SERIES II
12-31-2011	13.97	0.08	[1]	(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12		(4.64)[2]		0.75	0.75	0.58		60	17
12-31-2010	11.11	0.09	[1]	2.81	2.90	(0.04)	—	—	(0.04)	13.97		26.10	[2]	0.75	0.75	0.74		73	15
12-31-2009	9.14	0.09	[1]	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11		26.34	[2]	0.76	0.76	0.99		67	32
12-31-2008	14.14	0.13	[1]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14		(33.83)[2]		0.78	0.78	1.11		59	41
12-31-2007	16.89	0.15	[1]	(0.49)	(0.34)	(0.22)	(2.19)	—	(2.41)	14.14		(2.35)[2]		0.76	0.76	0.95		108	15
SERIES NAV
12-31-2011	14.01	0.12	[1]	(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16		(4.38)[2]		0.50	0.50	0.84		430	17
12-31-2010	11.14	0.12	[1]	2.82	2.94	(0.07)	—	—	(0.07)	14.01		26.42	[2]	0.50	0.50	0.99		481	15
12-31-2009	9.16	0.12	[1]	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14		26.71	[2]	0.51	0.51	1.23		456	32
12-31-2008	14.20	0.17	[1]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16		(33.70)[2]		0.53	0.53	1.44		93	41
12-31-2007	16.98	0.17	[1]	(0.46)	(0.29)	(0.30)	(2.19)	—	(2.49)	14.20		(2.07)[2]		0.51	0.51	1.03		84	15
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

47

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust A
SERIES I
12-31-2011	13.78	0.42	[1]	0.55	0.97	(0.48)	—	—	(0.48)	14.27	7.06	[2]	0.54		0.54		2.97		95	21
12-31-2010	13.44	0.45	[1]	0.32	0.77	(0.43)	—	—	(0.43)	13.78	5.78	[2]	0.55		0.54		3.19		75	9
12-31-2009	13.36	0.48	[1]	0.11	0.59	(0.37)	(0.14)	—	(0.51)	13.44	4.43	[2]	0.55		0.55		3.58		61	39
12-31-2008	12.85	0.57	[1]	0.18	0.75	(0.21)	(0.03)	—	(0.24)	13.36	5.82	[2]	0.57		0.57		4.37		37	139
12-31-2007	12.55	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.85	6.59	[2]	0.57		0.56		4.72		64	91
SERIES II
12-31-2011	13.82	0.39	[1]	0.55	0.94	(0.45)	—	—	(0.45)	14.31	6.84	[2]	0.74		0.74		2.77		129	21
12-31-2010	13.47	0.39	[1]	0.36	0.75	(0.40)	—	—	(0.40)	13.82	5.60	[2]	0.75		0.74		2.82		42	9
12-31-2009	13.39	0.46	[1]	0.10	0.56	(0.34)	(0.14)	—	(0.48)	13.47	4.21	[2]	0.75		0.75		3.39		1	39
12-31-2008	12.89	0.53	[1]	0.18	0.71	(0.18)	(0.03)	—	(0.21)	13.39	5.52	[2]	0.77		0.77		4.04		1	139
12-31-2007[3]	12.79	0.37	[1]	0.23	0.60	(0.50)	—	—	(0.50)	12.89	4.71	[2,4]	0.76	[5]	0.76	[5]	4.34	[5]	1	91
SERIES NAV
12-31-2011	13.80	0.43	[1]	0.56	0.99	(0.49)	—	—	(0.49)	14.30	7.18	[2]	0.49		0.49		3.03		1,347	21
12-31-2010	13.46	0.45	[1]	0.33	0.78	(0.44)	—	—	(0.44)	13.80	5.83	[2]	0.50		0.49		3.24		1,357	9
12-31-2009	13.38	0.49	[1]	0.11	0.60	(0.38)	(0.14)	—	(0.52)	13.46	4.47	[2]	0.50		0.50		3.63		1,029	39
12-31-2008	12.87	0.53	[1]	0.22	0.75	(0.21)	(0.03)	—	(0.24)	13.38	5.86	[2]	0.52		0.52		4.04		651	139
12-31-2007	12.57	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.87	6.63	[2]	0.52		0.51		4.76		102	91
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series II is 5-3-07. 4. Not annualized. 5. Annualized.

Total Bond Market Trust B
SERIES NAV
12-31-2011	10.15	0.40	[1]	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	[2]	0.53		0.25		3.87		162	21
12-31-2010	9.97	0.41	[1]	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	[2]	0.52		0.25		3.97		165	26
12-31-2009	9.87	0.47	[1]	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	[2]	0.52		0.25		4.64		158	29
12-31-2008	9.83	0.50	[1]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	[2]	0.54		0.26		5.07		162	68
12-31-2007	10.17	0.51	[1]	0.18	0.69	(1.03)	—	—	(1.03)	9.83	7.13	[2]	0.53		0.25		5.13		169	38
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.
Total Stock Market Index Trust
SERIES I
12-31-2011	11.71	0.19	[1]	(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28	[2]	0.57		0.57		1.62		261	2
12-31-2010	10.12	0.15	[1]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20	[2]	0.57		0.57		1.41		268	5
12-31-2009	7.97	0.14	[1]	2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87	[2]	0.57		0.57		1.66		233	9
12-31-2008	12.98	0.17	[1]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20)[2]		0.58		0.58		1.59		182	5
12-31-2007	13.13	0.18	[1]	0.49	0.67	(0.30)	(0.52)	—	(0.82)	12.98	5.18	[2]	0.57		0.56		1.33		263	11
SERIES II
12-31-2011	11.68	0.17	[1]	(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16	[2]	0.77		0.77		1.41		40	2
12-31-2010	10.10	0.13	[1]	1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89	[2]	0.77		0.77		1.20		48	5
12-31-2009	7.96	0.13	[1]	2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52	[2]	0.77		0.77		1.47		50	9
12-31-2008	12.94	0.14	[1]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29)[2]		0.78		0.78		1.36		44	5
12-31-2007	13.07	0.16	[1]	0.48	0.64	(0.25)	(0.52)	—	(0.77)	12.94	4.99	[2]	0.77		0.76		1.15		86	11
SERIES NAV
12-31-2011	11.71	0.20	[1]	(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33	[2]	0.52		0.52		1.66		62	2
12-31-2010	10.12	0.15	[1]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26	[2]	0.52		0.52		1.45		73	5
12-31-2009	7.97	0.15	[1]	2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93	[2]	0.52		0.52		1.72		72	9
12-31-2008	12.98	0.17	[1]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15)[2]		0.53		0.53		1.61		68	5
12-31-2007	13.14	0.19	[1]	0.48	0.67	(0.31)	(0.52)	—	(0.83)	12.98	5.19	[2]	0.52		0.51		1.37		137	11
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

48

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), thirteen of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust Portfolios operate as “funds of funds”, investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 and www.jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2011, by major security category or type.

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
500 Index Trust
Common Stocks
Consumer Discretionary	$640,882,909	$640,882,909	—	—
Consumer Staples	692,869,150	692,869,150	—	—
Energy	736,666,890	736,666,890	—	—
Financials	806,719,954	806,719,954	—	—
Health Care	711,807,016	711,807,016	—	—
Industrials	641,887,783	641,887,783	—	—
Information Technology	1,141,413,584	1,141,413,584	—	—
Materials	210,038,744	210,038,744	—	—
Telecommunication Services	190,374,033	190,374,033	—	—
Utilities	232,133,136	232,133,136	—	—
Warrants
Financials	6	6	—	—
Securities Lending Collateral	216,654,337	216,654,337	—	—
Short-Term Investments	34,189,751	—	$34,189,751	—
Total Investments in Securities	$6,255,637,293	$6,221,447,542	$34,189,751	—
Other Financial Instruments:
Futures	$1,393,059	$1,393,059	—	—

500 Index Trust B
Common Stocks
Consumer Discretionary	$89,433,821	$89,433,821	—	—
Consumer Staples	96,708,258	96,708,258	—	—
Energy	102,829,813	102,829,813	—	—
Financials	112,618,175	112,618,175	—	—
Health Care	99,349,353	99,349,353	—	—
Industrials	89,639,919	89,639,919	—	—
Information Technology	159,292,484	159,292,484	—	—
Materials	29,302,883	29,302,883	—	—
Telecommunication Services	26,566,944	26,566,944	—	—
Utilities	32,399,914	32,399,914	—	—
Warrants
Financials	6	6	—	—

49

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
500 Index Trust B (continued)
Securities Lending Collateral	$27,338,893	$27,338,893	—	—
Short-Term Investments	5,749,788	—	$5,749,788	—
Total Investments in Securities	$871,230,251	$865,480,463	$5,749,788	—
Other Financial Instruments:
Futures	$58,864	$58,864	—	—

International Equity Index Trust A
Common Stocks
Australia	$15,668,262	—	$15,668,262	—
Austria	440,807	—	440,807	—
Belgium	1,802,253	—	1,802,253	—
Bermuda	246,500	—	246,500	—
Brazil	3,992,057	$3,992,057	—	—
Canada	22,438,279	22,438,279	—	—
Chile	952,070	952,070	—	—
China	8,421,182	—	8,421,182	—
Colombia	576,350	576,350	—	—
Czech Republic	224,972	—	224,972	—
Denmark	1,999,865	—	1,999,865	—
Egypt	143,900	—	143,900	—
Finland	1,659,802	—	1,659,802	—
France	15,592,737	—	15,592,737	—
Germany	12,965,264	—	12,965,264	—
Greece	180,512	—	180,512	—
Hong Kong	7,276,508	—	7,272,255	$4,253
Hungary	176,633	—	176,633	—
India	3,595,073	3,349,787	245,286	—
Indonesia	2,032,698	—	2,032,698	—
Ireland	1,476,441	33,516	1,442,925	—
Israel	1,230,238	—	1,230,238	—
Italy	4,048,837	—	4,048,837	—
Japan	37,991,631	—	37,991,631	—
Jersey, C.I.	192,925	—	192,925	—
Luxembourg	794,207	—	794,207	—
Macau	192,515	—	192,515	—
Malaysia	2,234,329	—	2,234,329	—
Mexico	3,090,382	3,022,962	67,420	—
Netherlands	9,744,669	—	9,744,669	—
New Zealand	306,317	—	306,317	—
Norway	1,616,015	—	1,616,015	—
Peru	463,072	463,072	—	—
Philippines	423,813	—	423,813	—
Poland	729,340	—	729,340	—
Portugal	394,263	—	394,263	—
Russia	4,161,107	3,208,238	952,869	—
Singapore	3,088,217	—	3,088,217	—
South Africa	5,124,051	—	5,124,051	—
South Korea	9,357,755	40,264	9,317,491	—
Spain	5,845,925	—	5,845,925	—
Sweden	4,878,158	—	4,878,158	—
Switzerland	16,855,143	—	16,855,143	—
Taiwan	5,774,624	—	5,774,624	—
Thailand	1,384,397	—	1,384,397	—
Turkey	860,704	—	860,704	—
Ukraine	16,519	—	16,519	—
United Kingdom	36,375,998	—	36,375,998	—
United States	451,147	82,926	368,221	—
Preferred Securities
Brazil	5,448,950	5,448,950	—	—
Germany	814,359	—	814,359	—
South Korea	338,021	—	338,021	—
Stapled Units
Hong Kong	1,110	—	1,110	—
Warrants	2,412	2,412	—	—
Rights	1	1	—	—
Securities Lending Collateral	11,351,918	11,351,918	—	—
Short-Term Investments	4,696,157	4,696,157	—	—
Total Investments in Securities	$282,141,391	$59,658,959	$222,478,179	$4,253
Other Financial Instruments:
Futures	$13,899	$70,478	($56,579)	—
Forward Foreign Currency Contracts	($321,255)	—	($321,255)	—

50

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B
Common Stocks
Australia	$15,399,958	—	$15,399,958	—
Austria	424,079	—	424,079	—
Belgium	1,746,968	—	1,746,968	—
Bermuda	208,559	—	208,559	—
Brazil	4,255,613	$4,255,613	—	—
Canada	21,563,971	21,563,971	—	—
Chile	1,090,867	804,205	286,662	—
China	8,090,407	—	8,090,407	—
Colombia	556,001	556,001	—	—
Czech Republic	245,364	—	245,364	—
Denmark	1,993,025	—	1,993,025	—
Egypt	186,429	—	186,429	—
Finland	1,567,904	—	1,567,904	—
France	15,160,154	—	15,160,154	—
Germany	13,153,161	—	13,153,161	—
Greece	155,528	—	155,528	—
Hong Kong	7,554,922	—	7,549,866	$5,056
Hungary	165,128	—	165,128	—
India	3,715,242	3,559,308	155,934	—
Indonesia	1,910,264	6,133	1,904,131	—
Ireland	1,566,325	48,365	1,517,960	—
Israel	1,243,799	—	1,243,799	—
Italy	3,916,423	—	3,916,423	—
Japan	37,815,144	—	37,815,144	—
Jersey, C.I.	182,707	—	182,707	—
Luxembourg	818,074	—	818,074	—
Macau	197,352	—	197,352	—
Malaysia	2,233,780	—	2,233,780	—
Mauritius	18,257	—	18,257	—
Mexico	2,933,991	2,851,922	82,069	—
Netherlands	9,351,130	—	9,351,130	—
New Zealand	202,915	—	202,915	—
Norway	1,442,201	—	1,442,201	—
Peru	621,550	621,550	—	—
Philippines	439,911	—	439,911	—
Poland	732,141	—	732,141	—
Portugal	343,275	—	343,275	—
Russia	4,292,493	3,500,763	791,730	—
Singapore	3,049,151	—	3,049,151	—
South Africa	4,916,032	—	4,916,032	—
South Korea	9,387,935	213,518	9,174,417	—
Spain	5,960,480	—	5,960,480	—
Sweden	5,294,884	—	5,294,884	—
Switzerland	16,824,643	—	16,824,643	—
Taiwan	5,837,288	—	5,837,288	—
Thailand	1,373,220	—	1,373,220	—
Turkey	710,026	—	710,026	—
Ukraine	16,459	—	16,459	—
United Kingdom	35,570,031	—	35,570,031	—
United States	416,269	86,881	329,388	—
Preferred Securities
Brazil	5,289,167	5,289,167	—	—
Germany	849,289	—	849,289	—
Malaysia	682	—	682	—
South Korea	295,010	—	295,010	—
Stapled Units
Hong Kong	1,136	—	1,136	—
Warrants	2,395	2,395	—	—
Securities Lending Collateral	14,311,091	14,311,091	—	—
Short-Term Investments	4,634,599	4,634,599	—	—
Total Investments in Securities	$282,234,799	$62,305,482	$219,924,261	$5,056
Other Financial Instruments:
Futures	$24,031	$67,165	($43,134)	—
Forward Foreign Currency Contracts	($245,574)	—	($245,574)	—

International Index Trust
Common Stocks
Australia	$162,368,344	—	$162,368,344	—
Austria	4,555,132	—	4,555,132	—
Belgium	17,994,742	—	17,994,742	—
Bermuda	2,198,007	—	2,198,007	—

51

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Index Trust (continued)
China	$540,975	—	$540,975	—
Cyprus	134	—	134	—
Denmark	19,906,155	—	19,906,155	—
Finland	15,811,286	—	15,811,286	—
France	163,716,531	—	163,716,531	—
Germany	138,701,032	—	138,701,032	—
Greece	1,592,584	—	1,592,584	—
Hong Kong	51,383,817	—	51,383,817	—
Ireland	15,503,404	$301,501	15,201,903	—
Israel	12,341,306	—	12,341,306	—
Italy	41,147,050	—	41,147,048	$2
Japan	410,311,142	—	410,311,142	—
Jersey, C.I.	1,874,992	—	1,874,992	—
Luxembourg	7,874,903	—	7,874,903	—
Macau	2,149,792	—	2,149,792	—
Mauritius	169,737	—	169,737	—
Mexico	851,215	—	851,215	—
Netherlands	97,514,644	—	97,514,644	—
New Zealand	2,220,933	—	2,220,933	—
Norway	14,347,381	—	14,347,381	—
Portugal	3,828,393	—	3,828,393	—
Singapore	30,571,053	—	30,571,053	—
Spain	61,777,421	—	61,777,421	—
Sweden	56,797,201	—	56,797,201	—
Switzerland	170,831,391	—	170,831,391	—
United Kingdom	374,075,601	—	374,075,601	—
United States	4,341,577	868,562	3,473,015	—
Preferred Securities
Germany	9,064,760	—	9,064,760	—
Investment Companies
United States	24,245,926	24,245,926	—	—
Stapled Units
Hong Kong	10,109	—	10,109	—
Securities Lending Collateral	21,099,072	21,099,072	—	—
Short-Term Investments	19,299,580	—	19,299,580	—
Total Investments in Securities	$1,961,017,322	$46,515,061	$1,914,502,259	$2
Other Financial Instruments:
Futures	($834,919)	($684,594)	($150,325)	—

Mid Cap Index Trust
Common Stocks
Consumer Discretionary	$142,287,144	$142,287,144	—	—
Consumer Staples	46,395,146	46,395,146	—	—
Energy	76,179,873	76,179,873	—	—
Financials	225,657,551	225,657,551	—	—
Health Care	110,298,051	110,298,051	—	—
Industrials	182,110,055	182,110,055	—	—
Information Technology	168,294,732	168,294,732	—	—
Materials	74,138,928	74,138,928	—	—
Telecommunication Services	5,506,240	5,506,240	—	—
Utilities	64,322,590	64,322,590	—	—
Warrants	56	56	—	—
Securities Lending Collateral	209,617,058	209,617,058	—	—
Short-Term Investments	20,145,043	—	$20,145,043	—
Total Investments in Securities	$1,324,952,467	$1,304,807,424	$20,145,043	—
Other Financial Instruments:
Futures	$376,104	$376,104	—	—

Small Cap Index Trust
Common Stocks
Consumer Discretionary	$88,517,285	$88,517,285	—	—
Consumer Staples	24,549,422	24,549,422	—	—
Energy	44,925,884	44,925,884	—	—
Financials	149,613,900	149,613,900	—	—
Health Care	85,221,618	85,214,339	—	$7,279
Industrials	105,127,781	105,127,781	—	—
Information Technology	116,078,216	116,078,216	—	—
Materials	30,041,681	30,041,681	—	—
Telecommunication Services	5,336,084	5,336,084	—	—
Utilities	25,627,882	25,627,882	—	—

52

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Index Trust (continued)
Preferred Securities
Health Care	$1,260	$1,260	—	—
Corporate Bonds
Financials	10,690	—	$10,690	—
Warrants	2,271	15	2,256	—
Securities Lending Collateral	195,202,019	195,202,019	—	—
Short-Term Investments	7,549,721	—	7,549,721	—
Total Investments in Securities	$877,805,714	$870,235,768	$7,562,667	$7,279
Other Financial Instruments:
Futures	$104,045	$104,045	—	—

Total Stock Market Index Trust
Common Stocks
Consumer Discretionary	$43,111,588	$43,111,588	—	—
Consumer Staples	37,269,187	37,269,187	—	—
Energy	43,780,658	43,780,658	—	—
Financials	54,391,077	54,391,077	—	—
Health Care	39,656,434	39,655,782	—	$652
Industrials	38,294,810	38,294,810	—	—
Information Technology	65,578,535	65,578,535	—	—
Materials	14,187,026	14,187,026	—	—
Telecommunication Services	8,997,859	8,997,859	—	—
Utilities	13,218,770	13,218,770	—	—
Rights	9,471	9,471	—	—
Warrants	95	3	$92	—
Corporate Bonds
Financials	1,640	—	1,640	—
Securities Lending Collateral	25,153,421	25,153,421	—	—
Short-Term Investments	4,899,819	—	4,899,819	—
Total Investments in Securities	$388,550,390	$383,648,187	$4,901,551	$652
Other Financial Instruments:
Futures	($22,132)	($22,132)	—	—

As of December 31, 2011, all investments of Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust are categorized as Level 1 under the hierarchy described above.

For Total Bond Market Trust A and Total Bond Market Trust B, all investments are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds, which are categorized as Level 1.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities, including exchange-traded funds, held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Trust’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

53

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

When-issued/delayed delivery securities.  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Summary Portfolio of Investments. At the time that a Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that the Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Real estate investment trusts  The Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending  The Portfolios may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest its collateral in JHCIT, an affiliate of the Portfolios, and as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolios could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolios may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Foreign currency translation  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes  The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Line of credit  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the year ended December 31, 2011, the Portfolios had no borrowings under the lines of credit.

Expenses  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have a capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2011:

	CAPITAL LOSS CARRYFORWARD					NO EXPIRATION DATE
Portfolio	2014	2015	2016	2017	2018	Short Term	Long Term
500 Index Trust B	—	—	—	$15,632,061	—	—	—
Core Strategy Trust	—	—	—	26,114,336	—	—	—
International Equity Index Trust B	—	—	—	3,179,151	$1,514,111	$686,138	$1,316,833
Total Bond Market Trust A	—	—	—	301,067	595,905	—	—
Total Bond Market Trust B	$715,430	$257,971	$612,440	886,914	—	—	—

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

As of December 31, 2011, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2011, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
500 Index Trust	$5,045,438,350	$1,494,523,997	($284,325,054)	$1,210,198,943
500 Index Trust B	858,713,468	142,809,012	(130,292,229)	12,516,783
Core Balanced Trust	208,263,299	9,935,049	(1,427,702)	8,507,347
Core Balanced Strategy Trust	3,502,310	221,948	(59,728)	162,220
Core Strategy Trust	635,310,295	50,450,803	—	50,450,803
International Equity Index Trust A	266,858,217	43,441,040	(28,157,866)	15,283,174
International Equity Index Trust B	278,395,888	47,054,506	(43,215,595)	3,838,911
International Index Trust	1,880,704,131	285,666,449	(205,353,258)	80,313,191
Mid Cap Index Trust	1,207,245,585	206,041,041	(88,334,159)	117,706,882
Small Cap Index Trust	718,178,423	209,559,218	(49,931,927)	159,627,291
Total Bond Market Trust A	1,502,044,962	106,765,817	(2,795,743)	103,970,074
Total Bond Market Trust B	154,029,644	13,229,029	(388,016)	12,841,013
Total Stock Market Index Trust	351,213,462	87,651,539	(50,314,611)	37,336,928

Distribution of income and gains  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$97,791,091	$15,464,129	—	$113,255,220
500 Index Trust B	15,416,904	—	—	15,416,904
Core Balanced Trust	3,817,718	797,401	—	4,615,119
Core Balanced Strategy Trust	126,125	16,718	—	142,843
Core Strategy Trust	14,174,869	—	—	14,174,869
International Equity Index Trust A	11,139,635	6,344,076	—	17,483,711
International Equity Index Trust B	10,699,078	—	—	10,699,078
International Index Trust	64,876,304	21,444,041	—	86,320,345
Mid Cap Index Trust	8,144,708	29,634,630	—	37,779,338
Small Cap Index Trust	8,493,362	3,135,972	—	11,629,334
Total Bond Market Trust A	51,231,120	—	—	51,231,120
Total Bond Market Trust B	6,938,524	—	—	6,938,524
Total Stock Market Index Trust	4,634,951	—	—	4,634,951

The tax character of distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$86,565,460	—	—	$86,565,460
500 Index Trust B	14,354,968	—	—	14,354,968
Core Balanced Trust	2,566,583	$232,970	—	2,799,553
Core Balanced Strategy Trust	97,293	—	—	97,293
Core Strategy Trust	13,854,846	—	—	13,854,846
International Equity Index Trust A	102,064,525	—	—	102,064,525
International Equity Index Trust B	8,501,709	—	—	8,501,709
International Index Trust	73,388,307	345,701	—	73,734,008
Mid Cap Index Trust	11,683,257	—	—	11,683,257
Small Cap Index Trust	3,667,071	—	—	3,667,071
Total Bond Market Trust A	44,547,342	—	—	44,547,342
Total Bond Market Trust B	7,297,852	—	—	7,297,852
Total Stock Market Index Trust	4,759,304	—	—	4,759,304

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2011, are treated as occurring on January 1, 2012, the first day of the Portfolios’ next taxable year. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
500 Index Trust	$28,122,771	$52,117,847	—	—
500 Index Trust B	3,455,730	—	$15,632,061	—
Core Balanced Trust	97,828	1,833,965	—	—
Core Balanced Strategy Trust	—	28,212	—	—
Core Strategy Trust	—	—	26,114,336	—
International Equity Index Trust A	—	4,246,011	—	—
International Equity Index Trust B	119,595	—	6,696,233	—
International Index Trust	4,408,818	9,087,167	—	—
Mid Cap Index Trust	4,362,059	60,037,552	—	—

55

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Small Cap Index Trust	$2,886,107	$54,850,731	—	—
Total Bond Market Trust A	8,915,190	—	$896,972	—
Total Bond Market Trust B	1,158,148	—	2,472,755	—
Total Stock Market Index Trust	1,846,473	929,937	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, foreign currency transactions, passive foreign investment companies, derivatives transactions, merger related transactions, real estate investment trusts, character of distributions received from portfolio investments, partnerships and amortization and accretion on debt securities.

New accounting pronouncement   In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolios’ financial statement disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the impact, if any, on the Portfolios’ financial statement disclosures.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table summarizes the contracts held at December 31, 2011 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2011. In addition, the table details how the Portfolios used futures contracts during the year ended December 31, 2011.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index Trust
The Portfolio uses futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $41.6 million to $127.0 million.

500 Index Trust	S&P 500 Index Futures	133	Long	Mar 2012	$41,648,950	$1,393,059
					$41,648,950	$1,393,059

500 Index Trust B
The Portfolio uses futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $8.1 million to $28.9 million.

500 Index Trust B	S&P 500 Index Futures	26	Long	Mar 2012	$8,141,900	$58,864
					$8,141,900	$58,864

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DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A
The Portfolio uses futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $9.6 million to $15.2 million.

International Equity Index Trust A	ASX SPI 200 Index Futures	5	Long	Mar 2012	$513,829	($23,318)
	CAC 40 Index Futures	20	Long	Mar 2012	819,908	16,763
	DAX Index Futures	5	Long	Mar 2012	954,510	10,920
	FTSE 100 Index Futures	8	Long	Mar 2012	687,793	15,512
	FTSE MIB Index Futures	2	Long	Mar 2012	195,600	(91)
	Hang Seng Index Futures	5	Long	Jan 2012	594,082	(1,204)
	IBEX 35 Index Futures	3	Long	Jan 2012	329,102	5,751
	MSCI Taiwan Index Futures	56	Long	Jan 2012	1,419,600	2,252
	OMX 30 Index Futures	62	Long	Jan 2012	890,985	41,441
	S&P/TSE 60 Index Futures	4	Long	Mar 2012	533,124	2,361
	TOPIX Index Futures	28	Long	Mar 2012	2,648,305	(56,488)
					$9,586,838	$13,899

International Equity Index Trust B
The Portfolio uses futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $7.5 million to $11.8 million.

International Equity Index Trust B	ASX SPI 200 Index Futures	6	Long	Mar 2012	$616,595	($23,650)
	CAC 40 Index Futures	23	Long	Mar 2012	942,894	22,432
	DAX Index Futures	3	Long	Mar 2012	572,706	7,442
	FTSE 100 Index Futures	13	Long	Mar 2012	1,117,663	30,116
	FTSE MIB Index Futures	2	Long	Mar 2012	195,600	2,660
	Hang Seng Index Futures	3	Long	Jan 2012	356,449	(1,030)
	IBEX 35 Index Futures	1	Long	Jan 2012	109,701	1,917
	MSCI Taiwan Index Futures	50	Long	Jan 2012	1,267,500	2,140
	OMX 30 Index Futures	21	Long	Jan 2012	301,785	14,087
	S&P/TSE 60 Index Futures	10	Long	Mar 2012	1,332,810	13,711
	TOPIX Index Futures	26	Long	Mar 2012	2,459,140	(45,794)
					$9,272,843	$24,031

International Index Trust

The Portfolio uses futures contracts to manage against anticipated currency exchange rate changes and as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $42.4 million to $60.7 million.

International Index Trust	ASX SPI 200 Index Futures	31	Long	Mar 2012	$3,185,742	($200,926)
	Australian Dollar Currency Futures	33	Long	Mar 2012	3,356,430	1,839
	Euro Currency Futures	66	Long	Mar 2012	10,698,600	(359,982)
	Euro STOXX 50 Index Futures	299	Long	Mar 2012	8,931,519	(112,224)
	FTSE 100 Index Futures	96	Long	Mar 2012	8,253,512	(745)
	Hang Seng Stock Index Futures	11	Long	Mar 2012	1,302,166	(44,487)
	Japanese Yen Currency Futures	36	Long	Mar 2012	5,854,500	47,096
	Pound Sterling Currency Futures	68	Long	Mar 2012	6,587,500	(76,790)
	Swiss Franc Currency Futures	19	Long	Mar 2012	2,534,125	(40,100)
	Swiss Market Index Futures	49	Long	Mar 2012	3,072,607	101,725
	TOPIX Index Futures	73	Long	Mar 2012	6,904,508	(150,325)
					$60,681,209	($834,919)

Mid Cap Index Trust
The Portfolio uses futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $3.5 million to $26.8 million.

Mid Cap Index Trust	S&P MidCap 400 E-Mini Index Futures	250	Long	Mar 2012	$21,932,500	$376,104
					$21,932,500	$376,104

Small Cap Index Trust
The Portfolio uses futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $7.2 million to $37.5 million.

Small Cap Index Trust	Russell 2000 Mini Index Futures	138	Long	Mar 2012	$10,195,440	$104,045
					$10,195,440	$104,045
Total Stock Market Index Trust

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PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Portfolio uses futures contracts as a substitute for securities purchased. During the year ended December 31, 2011, the Portfolio held futures contracts with total absolute values ranging from $3.3 million to $6.8 million.

Total Stock Market Index Trust	Russell 2000 Mini Index Futures	11	Long	Mar 2012	$812,680	($4,942)
	S&P 500 Index Futures	16	Long	Mar 2012	5,010,400	(10,653)
	S&P MidCap 400 E-Mini Index Futures	6	Long	Mar 2012	526,380	(6,537)
					$6,349,460	($22,132)

Forward foreign currency contracts  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table summarizes the contracts held at December 31, 2011 and the range of contracts notional amounts held by the Portfolios during the year ended December 31, 2011. In addition, the table details how the Portfolios used forward foreign currency contracts during the year ended December 31, 2011.

International Equity Index Trust A

The Portfolio used forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $9.2 million to $12.8 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A	BUYS
	Australian Dollar	700,000	$713,650	Royal Bank of Scotland PLC	1/27/2012	$439
	Canadian Dollar	750,000	741,473	Royal Bank of Scotland PLC	1/27/2012	(5,657)
	Euro	2,400,000	3,321,672	Bank of America N.A.	1/27/2012	(215,103)
	Hong Kong Dollar	5,000,000	643,567	Royal Bank of Scotland PLC	1/27/2012	262
	Japanese Yen	325,000,000	4,240,439	Royal Bank of Scotland PLC	1/27/2012	(16,521)
	Pound Sterling	1,200,000	1,898,952	Bank of America N.A.	1/27/2012	(35,720)
	Swedish Krona	8,000,000	1,210,104	Bank of America N.A.	1/27/2012	(48,955)
			$12,769,857			($321,255)

International Equity Index Trust B

The Portfolio used forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2011, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from approximately $9.1 million to $10.5 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust B	BUYS
	Australian Dollar	800,000	$815,600	Royal Bank of Scotland PLC	1/27/2012	$502
	Canadian Dollar	1,000,000	988,631	Royal Bank of Scotland PLC	1/27/2012	(7,543)
	Euro	2,000,000	2,768,060	Bank of America N.A.	1/27/2012	(179,252)
	Hong Kong Dollar	3,500,000	450,497	Royal Bank of Scotland PLC	1/27/2012	183
	Japanese Yen	280,000,000	3,653,301	Royal Bank of Scotland PLC	1/27/2012	(14,233)
	Pound Sterling	800,000	1,265,968	Bank of America N.A.	1/27/2012	(23,813)
	Swedish Krona	3,500,000	529,421	Bank of America N.A.	1/27/2012	(21,418)
			$10,471,478			($245,574)

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2011 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
500 Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$1,393,059	—
	Total			$1,393,059	—
500 Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$58,864	—
	Total			$58,864	—
International Equity Index Trust A	Equity contracts	Receivable/payable for futures	Futures†	$95,000	($81,101)
	Foreign currency contracts	Receivable/payable for foreign forward currency exchange contracts	Foreign forward currency contracts	701	(321,956)
	Total			$95,701	($403,057)
International Equity Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$94,505	($70,474)
	Foreign currency contracts	Receivable/payable for foreign forward currency exchange contracts	Foreign forward currency contracts	685	(246,259)
	Total			$95,190	($316,733)
International Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$101,725	($508,707)
	Foreign currency contracts	Receivable/payable for futures		48,935	(476,872)
	Total			$150,660	($985,579)
Mid Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$376,104	—
	Total			$376,104	—
Small Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$104,045	—
	Total			$104,045	—
Total Stock Market Index Trust	Equity contracts	Receivable/payable for futures	Futures†	—	($22,132)
	Total			—	($22,132)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Effect of derivative instruments on the Statements of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

Statements of Operations location — Net Realized Gain (Loss) on:
Portfolio	Risk	Futures contracts	Foreign Currency Transactions*	Total
500 Index Trust	Equity contracts	$12,811,966	—	$12,811,966
	Total	$12,811,966	—	$12,811,966

500 Index Trust B	Equity contracts	$1,115,153	—	$1,115,153
	Total	$1,115,153	—	$1,115,153

International Equity Index Trust A	Equity contracts	($2,065,575)	—	($2,065,575)
	Foreign currency contracts	—	$654,598	654,598
	Total	($2,065,575)	$654,598	($1,410,977)

International Equity Index Trust B	Equity contracts	($1,257,293)	—	($1,257,293)
	Foreign currency contracts	—	$576,936	576,936
	Total	($1,257,293)	$576,936	($680,357)

International Index Trust	Equity contracts	($2,546,743)	—	($2,546,743)
	Foreign currency contracts	1,084,127	—	1,084,127
	Total	($1,462,616)	—	($1,462,616)

Mid Cap Index Trust	Equity contracts	$1,279,381	—	$1,279,381
	Total	$1,279,381	—	$1,279,381

Small Cap Index Trust	Equity Contracts	$1,768,680	—	$1,768,680
	Total	$1,768,680	—	$1,768,680

Total Stock Market Index Trust	Equity contracts	$240,683	—	$240,683
	Total	$240,683	—	$240,683

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of Operations.

59

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2011:

Statements of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures contracts	Translation of assets and liabilities in foreign currencies*	Total
500 Index Trust	Equity contracts	($107,565)	—	($107,565)
	Total	($107,565)	—	($107,565)

500 Index Trust B	Equity contracts	($599,950)	—	($599,950)
	Total	($599,950)	—	($599,950)

International Equity Index Trust A	Equity contracts	($44,792)	—	($44,792)
	Foreign currency contracts	—	($462,594)	(462,594)
	Total	($44,792)	($462,594)	($507,386)

International Equity Index Trust B	Equity contracts	($44,753)	—	($44,753)
	Foreign currency contracts	—	($429,086)	(429,086)
	Total	($44,753)	($429,086)	($473,839)

International Index Trust	Equity contracts	($382,673)	—	($382,673)
	Foreign currency contracts	(855,664)	—	(855,664)
	Total	($1,238,337)	—	($1,238,337)

Mid Cap Index Trust	Equity contracts	$180,392	—	$180,392
	Total	$180,392	—	$180,392

Small Cap Index Trust	Equity contracts	($73,203)	—	($73,203)
	Total	($73,203)	—	($73,203)

Total Stock Market Index Trust	Equity contracts	($150,437)	—	($150,437)
	Total	($150,437)	—	($150,437)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee  The Portfolios have an investment management agreement with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	500 Index Trust — a) 0.470% of the first $500 million of aggregate net assets and b) 0.460% of the excess over $500 million of aggregate net assets.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of net assets.

•	International Equity Index Trust A — a) 0.550% of the first $100 million of aggregate net assets and b) 0.530% of the excess over $100 million of aggregate net assets.

•	International Equity Index Trust B — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of net assets.

•	International Index Trust — a) 0.490% of the first $500 million of average net assets and b) 0.475% of the excess over $500 million of average net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	Total Bond Market Trust A and Total Bond Market Trust B — a) 0.470% of the first $1.5 billion of aggregate net assets and b) 0.460% of the excess over $1.5 billion of aggregate net assets. Prior to July 1, 2011, the advisory rates were as follows: 0.470% of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust — The advisory fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The rates outlined below are applied to the Affiliated Fund Assets and Other Assets of Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust.

60

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	First $500 million of average net assets	Excess over $500 million of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
500 Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))†*
500 Index Trust B	John Hancock Asset Management (North America)†*
Core Balanced Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)†*
Core Balanced Strategy Trust	John Hancock Asset Management and John Hancock Asset Management (North America)†*
Core Strategy Trust	John Hancock Asset Management and John Hancock Asset Management (North America)†*
International Equity Index Trust A	SSgA Funds Management, Inc.
International Equity Index Trust B	SSgA Funds Management, Inc.
International Index Trust	John Hancock Asset Management (North America)†*
Mid Cap Index Trust	John Hancock Asset Management (North America)†*
Small Cap Index Trust	John Hancock Asset Management (North America)†*
Total Bond Market Trust A	Declaration Management and Research, LLC†
Total Bond Market Trust B	Declaration Management and Research, LLC†
Total Stock Market Index Trust	John Hancock Asset Management (North America)†*

†	An affiliate of the Adviser.

*	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended December 31, 2011 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust	0.46%	International Index Trust	0.48%
500 Index Trust B	0.47%	Mid Cap Index Trust	0.47%
Core Balanced Trust	0.05%	Small Cap Index Trust	0.47%
Core Balanced Strategy Trust	0.05%	Total Bond Market Trust A	0.47%
Core Strategy Trust	0.05%	Total Bond Market Trust B	0.47%
International Equity Index Trust A	0.53%	Total Stock Market Index Trust	0.49%
International Equity Index Trust B	0.54%

Expense reimbursements  The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, transfer agency fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense Limitation as a Percentage of Average Net Assets
500 Index Trust	0.075%
Core Strategy Trust	0.100%
International Equity Index Trust A	0.075%
International Index Trust	0.075%
Mid Cap Index Trust	0.075%
Small Cap Index Trust	0.075%
Total Bond Market Trust A	0.075%
Total Stock Market Index Trust	0.075%

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios and approval of the Board of Trustees. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

The Adviser has contractually agreed to waive its advisory fee for 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B in an amount so that the annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The waiver excludes taxes, short dividends, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. The expense waivers will remain in effect until April 30, 2012, and may terminate any time thereafter.

61

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Adviser has contractually agreed to limit the expenses of Core Balanced Strategy Trust so that total expenses will not exceed 0.04% of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes, short dividends, brokerage commissions, expenses of underlying funds, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. The expense reimbursement will remain in effect until April 30, 2013 and may terminate any time thereafter. Prior to May 1, 2011, the Adviser had contractually agreed to waive its advisory fee for the Portfolio.

The Adviser has contractually agreed to limit the expenses of Core Balanced Trust so that total expenses will not exceed 0.07% of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes, short dividends, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. The expense reimbursement will remain in effect until April 30, 2013 and may terminate any time thereafter.

The Adviser had contractually agreed to limit the expenses of Core Strategy Trust so that total expenses would not exceed 0.02% of the average daily net assets of the Portfolio. The waiver excluded Rule 12b-1 fees, taxes, short dividends, brokerage commissions, expenses of underlying funds, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. The expense reimbursement expired April 30, 2011.

For the year ended December 31, 2011, the waivers under these agreements amounted to:

Portfolio	Series I	Series II	Series NAV	Amount
500 Index Trust	$32,755	$1,610	$156,406	$190,771
500 Index Trust B	—	—	2,090,842	2,090,842
Core Balanced Trust	12,656	86,828	167	99,651
Core Balanced Strategy Trust	—	—	56,139	56,139
Core Strategy Trust	10	125,548	4,205	129,763
International Equity Index Trust A	8,372	1,117	379	9,868
International Equity Index Trust B	—	—	777,219	777,219
International Index Trust	—	—	63,935	63,935
Mid Cap Index Trust	13,713	2,657	20,127	36,497
Small Cap Index Trust	6,357	2,030	14,023	22,410
Total Bond Market Trust A	2,397	2,223	42,045	46,665
Total Bond Market Trust B	—	—	450,491	450,491
Total Stock Market Index Trust	8,184	1,339	2,089	11,612

Expense recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts eligible for recovery through 12-1-2012	Amounts eligible for recovery through 12-1-2013	Amounts eligible for recovery through 12-1-2014	Amount recovered during the period ended 12-31-2011
500 Index Trust B	$1,553,099	$1,923,683	$2,064,292	—
Core Balanced Trust	—	1,463	99,651	$39,396
Core Balanced Strategy Trust	38,694	53,197	55,509	—
International Equity Index Trust B	702,818	770,742	767,404	—
Total Bond Market Trust B	382,685	438,205	445,535	—

Amounts recovered by class Portfolio	Series I	Series II	Series NAV	Total
Core Balanced Trust	$4,938	$34,389	$69	$39,396

The net investment management fees incurred for the year ended December 31, 2011, including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust	0.46%	International Index Trust	0.48%
500 Index Trust B	0.23%	Mid Cap Index Trust	0.47%
Core Balanced Trust	0.02%	Small Cap Index Trust	0.47%
Core Balanced Strategy Trust	0.00%	Total Bond Market Trust A	0.47%
Core Strategy Trust	0.03%	Total Bond Market Trust B	0.19%
International Equity Index Trust A	0.53%	Total Stock Market Index Trust	0.48%
International Equity Index Trust B	0.30%

Accounting and legal services  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2011, amounted to an annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and service plans  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

62

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Class	12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

Trustee expenses  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  FUND SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2011 and December 31, 2010 were as follows:

500 Index Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,165,574	$45,926,839	5,170,627	$52,845,870
Distributions reinvested	1,741,951	18,731,597	1,338,179	14,359,863
Repurchased	(9,668,451)	(108,134,318)	(8,743,239)	(86,899,302)
Net decrease	(3,760,926)	($43,475,882)	(2,234,433)	($19,693,569)
Series II shares
Sold	485,599	$5,455,143	171,239	$1,715,203
Distributions reinvested	74,624	798,311	60,034	640,314
Repurchased	(1,171,326)	(13,226,007)	(851,241)	(8,520,224)
Net decrease	(611,103)	($6,972,553)	(619,968)	($6,164,707)
Series NAV shares
Sold	19,265,875	$198,196,318	36,397,300	$346,473,148
Distributions reinvested	8,851,974	93,725,312	6,765,637	71,565,283
Repurchased	(45,991,268)	(503,619,362)	(30,451,240)	(319,875,504)
Net increase (decrease)	(17,873,419)	($211,697,732)	12,711,697	$98,162,927
Net increase (decrease)	(22,245,448)	($262,146,167)	9,857,296	$72,304,651

500 Index Trust B	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,327,977	$37,056,032	3,852,283	$55,251,862
Distributions reinvested	995,305	15,416,904	937,345	14,354,968
Repurchased	(5,922,862)	(95,311,457)	(7,055,622)	(101,104,876)
Net decrease	(2,599,580)	($42,838,521)	(2,265,994)	($31,498,046)

Core Balanced Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	624,505	$10,445,098	825,168	$12,730,435
Distributions reinvested	39,293	634,126	22,566	366,681
Repurchased	(133,358)	(2,206,069)	(20,166)	(317,493)
Net increase	530,440	$8,873,155	827,568	$12,779,623
Series II shares
Sold	3,629,879	$60,839,873	5,624,619	$86,701,873
Distributions reinvested	246,211	3,972,686	149,783	2,432,330
Repurchased	(754,591)	(12,259,493)	(538,228)	(8,027,070)
Net increase	3,121,499	$52,553,066	5,236,174	$81,107,133
Series NAV shares
Sold	20,771	$350,000	1,575	$25,000
Distributions reinvested	515	8,307	33	542
Repurchased	(1,844)	(30,475)	—	—
Net increase	19,442	$327,832	1,608	$25,542
Net increase	3,671,381	$61,754,053	6,065,350	$93,912,298

Core Balanced Strategy Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	—	—	71,810	$993,492
Distributions reinvested	9,920	$142,843	6,660	97,293
Repurchased	(13,533)	(197,147)	(25,990)	(364,038)
Net increase (decrease)	(3,613)	($54,304)	52,480	$726,747

63

FUND SHARE TRANSACTIONS, CONTINUED

Core Strategy Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,275	$78,821	1,361	$16,940
Distributions reinvested	227	2,817	90	1,141
Repurchased	(621)	(7,963)	(11,898)	(139,039)
Net increase (decrease)	5,881	$73,675	(10,447)	($120,958)
Series II shares
Sold	2,274,305	$29,659,783	4,013,191	$48,126,851
Distributions reinvested	1,078,165	13,423,141	1,057,530	13,428,220
Repurchased	(4,416,539)	(56,352,967)	(2,472,070)	(29,036,143)
Net increase (decrease)	(1,064,069)	($13,270,043)	2,598,651	$32,518,928
Series NAV shares
Sold	1,294,590	$16,587,714	864,259	$10,333,071
Distributions reinvested	60,299	748,911	33,613	425,485
Repurchased	(251,916)	(3,251,013)	(189,100)	(2,203,715)
Net increase	1,102,973	$14,085,612	708,772	$8,554,841
Net increase	44,785	$889,244	3,296,976	$40,952,811

International Equity Index Trust A	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	825,402	$8,721,577	3,677,132	$51,644,963
Issued in reorganization (Note 10)	—	—	2,450,774	35,712,617
Distributions reinvested	1,608,870	14,914,971	8,757,602	86,698,226
Repurchased	(3,219,029)	(33,925,797)	(3,047,585)	(36,693,632)
Net increase (decrease)	(784,757)	($10,289,249)	11,837,923	$137,362,174
Series II shares
Sold	151,566	$1,450,397	372,722	$4,883,155
Issued in reorganization (Note 10)	—	—	1,902,996	27,723,515
Distributions reinvested	200,691	1,864,789	1,269,222	12,542,484
Repurchased	(807,256)	(8,598,997)	(945,664)	(11,669,600)
Net increase (decrease)	(454,999)	($5,283,811)	2,599,276	$33,479,554
Series NAV shares
Sold	478,186	$5,326,279	428,326	$4,525,166
Issued in reorganization (Note 10)	—	—	668,344	9,739,094
Distributions reinvested	76,172	703,951	285,418	2,823,815
Repurchased	(397,313)	(4,292,402)	(291,319)	(3,308,003)
Net increase	157,045	$1,737,828	1,090,769	$13,780,072
Net increase (decrease)	(1,082,711)	($13,835,232)	15,527,968	$184,621,800

International Equity Index Trust B	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,089,644	$16,489,721	1,320,647	$19,330,241
Distributions reinvested	804,699	10,699,078	549,767	8,501,709
Repurchased	(3,770,646)	(59,772,141)	(2,971,413)	(43,842,474)
Net decrease	(1,876,303)	($32,583,342)	(1,100,999)	($16,010,524)

International Index Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	11,734,579	$187,240,393	16,920,677	$261,953,709
Distributions reinvested	5,826,097	86,320,345	4,442,723	73,734,008
Repurchased	(6,943,766)	(125,749,227)	(8,508,092)	(139,992,713)
Net increase	10,616,910	$147,811,511	12,855,308	$195,695,004

Mid Cap Index Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,233,905	$41,322,549	3,572,320	$57,693,784
Distributions reinvested	870,580	14,015,717	235,592	4,018,648
Repurchased	(3,015,761)	(52,206,625)	(2,065,286)	(30,892,602)
Net increase	88,724	$3,131,641	1,742,626	$30,819,830
Series II shares
Sold	301,506	$5,204,702	515,059	$8,040,344
Distributions reinvested	151,740	2,431,024	42,780	720,708
Repurchased	(1,050,173)	(18,762,749)	(1,261,420)	(19,103,134)
Net decrease	(596,927)	($11,127,023)	(703,581)	($10,342,082)
Series NAV shares
Sold	2,816,242	$45,956,845	1,879,303	$27,851,658
Distributions reinvested	1,324,382	21,332,597	409,167	6,943,901
Repurchased	(5,334,778)	(97,670,720)	(9,505,960)	(149,728,526)
Net decrease	(1,194,154)	($30,381,278)	(7,217,490)	($114,932,967)
Net decrease	(1,702,357)	($38,376,660)	(6,178,445)	($94,455,219)

64

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Index Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,071,191	$14,827,308	2,319,391	$29,030,075
Distributions reinvested	256,181	3,224,997	73,860	961,345
Repurchased	(2,242,219)	(30,987,941)	(1,565,796)	(18,428,058)
Net increase (decrease)	(914,847)	($12,935,636)	827,455	$11,563,362
Series II shares
Sold	123,814	$1,563,044	289,100	$3,646,194
Distributions reinvested	71,294	889,412	15,464	192,029
Repurchased	(840,931)	(11,597,905)	(1,081,047)	(13,207,989)
Net decrease	(645,823)	($9,145,449)	(776,483)	($9,369,766)
Series NAV shares
Sold	3,598,590	$45,899,351	2,877,109	$32,782,118
Distributions reinvested	596,483	7,514,925	193,485	2,513,697
Repurchased	(5,818,385)	(82,754,378)	(9,706,787)	(122,527,778)
Net decrease	(1,623,312)	($29,340,102)	(6,636,193)	($87,231,963)
Net decrease	(3,183,982)	($51,421,187)	(6,585,221)	($85,038,367)

Total Bond Market Trust A	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,146,583	$30,856,559	1,747,549	$24,475,640
Distributions reinvested	212,400	3,025,089	167,018	2,300,291
Repurchased	(1,194,476)	(16,786,076)	(1,012,202)	(14,150,282)
Net increase	1,164,507	$17,095,572	902,365	$12,625,649
Series II shares
Sold	12,056,538	$173,806,966	3,422,806	$48,647,789
Distributions reinvested	249,769	3,566,707	72,429	995,556
Repurchased	(6,364,692)	(91,258,515)	(537,841)	(7,643,132)
Net increase	5,941,615	$86,115,158	2,957,394	$42,000,213
Series NAV shares
Sold	7,244,263	$101,525,233	21,195,154	$296,808,413
Distributions reinvested	3,128,620	44,639,324	2,991,508	41,251,495
Repurchased	(14,448,450)	(208,687,804)	(2,335,353)	(32,692,848)
Net increase (decrease)	(4,075,567)	($62,523,247)	21,851,309	$305,367,060
Net increase	3,030,555	$40,687,483	25,711,068	$359,992,922

Total Bond Market Trust B	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	929,069	$9,794,066	2,507,580	$25,920,939
Distributions reinvested	663,979	6,938,524	718,321	7,297,852
Repurchased	(2,410,181)	(25,178,867)	(2,739,897)	(28,612,436)
Net increase (decrease)	(817,133)	($8,446,277)	486,004	$4,606,355

Total Stock Market Index Trust	Year ended 12-31-11		Year ended 12-31-10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,641,088	$19,269,076	2,033,225	$21,562,646
Distributions reinvested	293,822	3,350,455	291,278	3,302,451
Repurchased	(2,335,606)	(27,481,249)	(2,435,620)	(25,552,024)
Net decrease	(400,696)	($4,861,718)	(111,117)	($686,927)
Series II shares
Sold	39,564	$440,440	49,822	$531,044
Distributions reinvested	39,131	444,517	45,409	510,792
Repurchased	(710,400)	(8,401,387)	(904,936)	(9,528,232)
Net decrease	(631,705)	($7,516,430)	(809,705)	($8,486,396)
Series NAV shares
Sold	265,414	$3,201,771	213,147	$2,242,565
Distributions reinvested	73,732	839,979	83,496	946,061
Repurchased	(1,214,935)	(14,551,351)	(1,172,544)	(12,296,258)
Net decrease	(875,789)	($10,509,601)	(875,901)	($9,107,632)
Net decrease	(1,908,190)	($22,887,749)	(1,796,723)	($18,280,955)

65

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2011. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2011.

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
500 Index Trust	—	$241,700,444	—	$483,303,934
500 Index Trust B	—	32,657,053	—	48,922,739
Core Balanced Trust	—	73,175,937	—	11,943,931
Core Balanced Strategy Trust	—	109,442	—	214,196
Core Strategy Trust	—	58,506,416	—	54,242,099
International Equity Index Trust A	—	7,943,052	—	29,138,702
International Equity Index Trust B	—	8,466,284	—	41,671,935
International Index Trust	—	492,829,775	—	377,814,605
Mid Cap Index Trust	—	158,050,649	—	231,349,864
Small Cap Index Trust	—	122,312,997	—	175,144,051
Total Bond Market Index Trust A	$111,920,996	240,283,498	$143,068,850	180,829,119
Total Bond Market Index Trust B	14,606,588	19,688,480	17,404,629	23,621,246
Total Stock Market Index Trust	—	8,447,560	—	31,237,547

8.  INVESTMENT BY AFFILIATED PORTFOLIOS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. For the year ended December 31, 2011, the following Portfolios had an affiliate ownership concentration of 5% or more of the Portfolios’ net assets:

Portfolio	Affiliate Concentration
500 Index Trust	79.0%
International Index Trust	99.5%
Mid Cap Index Trust	51.4%
Small Cap Index Trust	57.0%
Total Bond Market Trust A	77.1%

9.  INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2011, the following Portfolios held 5% or more of an underlying fund’s net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING FUND’S NET ASSETS
Core Balanced Trust	Balanced Trust	97.80%

Core Strategy Trust	International Index Trust	6.25%
	Total Bond Market Trust A	13.28%

10.  REORGANIZATION

Subsequent Event  On December 16, 2011, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the following reorganizations:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Core Balanced Trust	Lifestyle Growth Trust
Core Balanced Strategy Trust	Core Strategy Trust

A meeting of the shareholders of each Acquired Portfolio has been scheduled for April 17, 2012 to approve the respective reorganization. If approved, the reorganization is scheduled to occur immediately after the close of business on Friday April 27, 2012.

Fiscal Year Ended December 31, 2010 Portfolio Merger  On April 16, 2010, the shareholders of Pacific Rim Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of International Equity Index Trust A (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for a representative amount of shares of the Acquiring Portfolio; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolio may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

66

REORGANIZATION, CONTINUED

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 30, 2010. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
International Equity Index Trust A	Pacific Rim Trust	$73,175,226	9,180,753	5,022,114	$272,817,923	$345,993,149

See Note 6 for capital shares issued in connection with the above referenced reorganization.

67

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2012

68

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Variable Insurance Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Variable Insurance Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

69

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Variable Insurance Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEE1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

70

John Hancock Variable Insurance Trust

Trustees and Officers Information

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

71

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

72

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LOWELL, MA
PERMIT NO. 57

Management of the Trust

Trustees

James M. Oates,** Chairman
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Hassell H. McClellan**
Theron S. Hoffman**
Steven M. Roberts*
Grace K. Fey**
James R. Boyle†

* Member of the Audit Committee
** Member of the Compliance Committee
† Non-Independent Trustee

Officers

Hugh McHaffie, President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Michael J. Leary, Treasurer
Charles A. Rizzo, Chief Financial Officer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTIA 12/11
2/12

1115012: 0212

John Hancock

John Hancock

Variable Insurance Trust

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Lifestyle Trusts

Annual Report

December 31, 2011

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Managers’ Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	9

Portfolio of Investments (See below for each Portfolio’s page #)	11–13

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Trustees and Officers Information	27

For More Information	30

Portfolio	Managers’ Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	4	11
Lifestyle Growth Trust	5	11
Lifestyle Balanced Trust	6	12
Lifestyle Moderate Trust	7	12
Lifestyle Conservative Trust	8	13

2

John Hancock Variable Insurance Trust

Managers’ Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Variable Insurance Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Managers’ Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2011. The views expressed are those of the portfolio manager as of December 31, 2011, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Lifestyle Aggressive Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management);
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management
(North America)); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. Current income is not a consideration. The Trust operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities. The Trust may invest up to 10% of its assets in underlying portfolios that invest in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	50.4
International Large Cap	10.7
Emerging Markets	9.2
Large Blend	6.8
U.S. Mid Cap	6.8
International Small Cap	5.9
U.S. Small Cap	3.8
Natural Resources	3.1
Real Estate	2.0
Small Value	0.8
Small Growth	0.5
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Aggressive Trust Series I total return was –6.50%, underperforming the +2.11% return of the S&P 500 Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and Mid-East unrest dubbed the “Arab Spring” seemed to be primary drivers of day-to-day market moves.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors over the year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents in 2011 also proved to be a difficult environment for many managers, relative to their indexes, including some in the Trust. For example, Emerging Markets Value Trust (DFA), which had been a strong contributor in 2010, detracted from relative performance due to its emphasis on smaller-cap issues. Alpha Opportunities Trust (Wellington) lagged due to its overweight to the Materials sector, and poor selection in several other sectors.

However, there were a number of bright spots with funds outperforming their indexes. U.S. Equity Trust (GMO) and International Core Trust (GMO) had success as the market began to reward the kind of high-quality stocks that the funds emphasize. International Growth Stock Trust (Invesco) was helped by avoiding pitfalls in Western Europe and strong stock selection across the Consumer Discretionary sector.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession there in 2012. The potential negative impact on the U.S. may be significant.

Over the lifetime of the Lifestyle Aggressive Trust, there have been occasional challenging periods, such as 2011, when diversification was out of favor and more narrowly focused approaches were more successful. These episodes have proven to be short term, and historically, they have been followed by periods in which diversification enhances performance. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I	–6.50%	–1.44%	3.96%	–7.02%	47.46%
Lifestyle Aggressive Trust Series II2	–6.72%	–1.65%	3.81%	–7.97%	45.38%
Lifestyle Aggressive Trust Series NAV[3]	–6.46%	–1.40%	3.99%	–6.81%	47.91%
S&P 500 Index[4,5]	2.11%	–0.25%	2.92%	–1.24%	33.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index.

4

Lifestyle Growth Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. Current income is also a consideration. The Trust operates as a fund of funds and normally invests approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 70% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	40.7
International Large Cap	12.7
U.S. Mid Cap	5.1
Emerging Markets	3.7
U.S. Small Cap	3.7
Large Blend	3.5
International Small Cap	0.8
Small Value	0.5
Small Growth	0.4
Total Equity	71.1

Fixed-Income Asset Allocation
Intermediate Bond	21.3
Multi-Sector Bond	5.8
Global Bond	1.2
Short-Term Bond	0.6
Total Fixed-Income	28.9
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Growth Trust Series I total return was –1.60%, underperforming the +4.08% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and Mid-East unrest dubbed the “Arab Spring” seemed to be primary drivers of day-to-day market moves. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked to either the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors over the year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including some in the Trust. Emerging Markets Value Trust (DFA), which had been a strong contributor in 2010, lagged due to its emphasis on smaller-cap issues. Alpha Opportunities Trust (Wellington) was hurt by its overweight to the Materials sector, and poor selection in several other sectors. Bond Trust (John Hancock) trailed due to its underweight in Treasuries.

However, there were a number of bright spots with funds outperforming their indexes. U.S. Equity Trust (GMO) and International Core Trust (GMO) had success as the market began to reward the kind of high-quality stocks that the funds emphasize. International Growth Stock Trust (Invesco) was helped by avoiding pitfalls in Western Europe and strong stock selection across the Consumer Discretionary sector.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession there in 2012. The potential negative impact on the U.S. may be significant.

Over the lifetime of the Lifestyle Growth Trust, there have been occasional challenging periods, such as 2011, when diversification was out of favor and more narrowly focused approaches were more successful. These episodes have proven to be short term, and historically, they have been followed by periods in which diversification enhances performance. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I	–1.60%	0.21%	4.53%	1.04%	55.69%
Lifestyle Growth Trust Series II2	–1.80%	0.01%	4.38%	0.06%	53.46%
Lifestyle Growth Trust Series NAV[3]	–1.55%	0.26%	4.56%	1.29%	56.20%
S&P 500 Index[4,7]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[6,7]	4.08%	2.13%	4.08%	11.09%	49.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

5

Lifestyle Balanced Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Trust operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 50% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	29.0
International Large Cap	9.0
U.S. Mid Cap	4.1
Emerging Markets	2.9
Large Blend	2.6
U.S. Small Cap	2.2
International Small Cap	0.8
Small Value	0.5
Small Growth	0.4
Total Equity	51.5

Fixed-Income Asset Allocation
Intermediate Bond	35.8
Multi-Sector Bond	9.7
Short-Term Bond	1.0
Global Bond	2.0
Total Fixed-Income	48.5
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Balanced Trust Series I returned +0.62%, underperforming the +5.28% return of the Combined Index.

Environment  ►  U.S. stocks ended 2011 with the S&P 500 Index advancing 2.11%, but the modest gain masked a highly volatile year. Macroeconomic forces such as the European debt crisis, the drawn-out fight in the U.S. over its debt ceiling and Mid-East unrest dubbed the “Arab Spring” seemed to be primary drivers of day-to-day market moves. This environment proved beneficial to fixed income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors over the year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents this year also proved to be a difficult environment for many managers, relative to their indexes, including some in the Trust. For example, Bond Trust (John Hancock) and Total Return Trust (PIMCO) lagged due to their underweight in Treasuries, which was one of the best-performing bond sectors. Emerging Markets Value Trust (DFA), which had been a strong contributor in 2010, detracted from relative performance due to its emphasis on smaller-cap issues.

However, there were a number of bright spots with funds outperforming their indexes. For example, U.S. Equity Trust (GMO) and International Core Trust (GMO) had success as the market began to reward the kind of high-quality stocks that the funds emphasize. International Growth Stock Trust (Invesco) was helped by avoiding pitfalls in Western Europe and strong stock selection across the Consumer Discretionary sector.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession there in 2012. The potential negative impact on the U.S. may be significant.

Over the lifetime of the Lifestyle Balanced Trust, there have been occasional challenging periods, such as 2011, when diversification was out of favor and more narrowly focused approaches were more successful. These episodes have proven to be short term, and historically, they have been followed by periods in which diversification enhances performance. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I	0.62%	1.47%	5.08%	7.54%	64.18%
Lifestyle Balanced Trust Series II2	0.42%	1.25%	4.93%	6.41%	61.79%
Lifestyle Balanced Trust Series NAV[3]	0.67%	1.52%	5.12%	7.83%	64.73%
S&P 500 Index[4,7]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[6,7]	5.28%	3.54%	4.70%	18.98%	58.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

6

Lifestyle Moderate Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Trust operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	23.1
International Large Cap	8.6
U.S. Mid Cap	3.0
Large Blend	2.0
U.S. Small Cap	1.8
International Small Cap	0.8
Small Value	0.4
Small Growth	0.3
Total Equity	40.0

Fixed-Income Asset Allocation
Intermediate Bond	44.3
Multi-Sector Bond	12.0
Global Bond	2.5
Short-Term Bond	1.2
Total Fixed-Income	60.0
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Moderate Trust Series I returned +2.33%, underperforming the +5.84% return of the Combined Index.

Environment  ►  Developed economies continued to struggle and global macroeconomic forces sparked high volatility in the equity markets. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the ongoing accommodative policy of the U.S. Federal Reserve and the strength of corporate balance sheets. Despite the market’s gyrations, U.S. stocks ended 2011 with a modest advance of 2.11% for the S&P 500 Index, based on investors’ cautious optimism about the strength of the recovery.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors over the year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents in 2011 also proved to be a difficult environment for many managers, relative to their indexes, including some in the Trust. For example, Bond Trust (John Hancock) and Total Return Trust (PIMCO) underperformed due to their underweight in Treasuries, which was one of the best-performing bond sectors. Alpha Opportunities Trust (Wellington) lagged due to its overweight to the Materials sector, and poor selection in several other sectors.

However, there were a number of bright spots with funds outperforming their indexes. For example, U.S. Equity Trust (GMO) and International Core Trust (GMO) had success as the market began to reward the kind of high quality stocks that the funds emphasize. International Growth Stock Trust (Invesco) was helped by avoiding pitfalls in Western Europe and strong stock selection across the Consumer Discretionary sector.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession there in 2012. The potential negative impact on the U.S. may be significant.

Over the lifetime of the Lifestyle Moderate Trust, there have been occasional challenging periods, such as 2011, when diversification was out of favor and more narrowly focused approaches were more successful. These episodes have proven to be short term, and historically, they have been followed by periods in which diversification enhances performance. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I	2.33%	2.81%	5.18%	14.85%	65.77%
Lifestyle Moderate Trust Series II2	2.13%	2.60%	5.04%	13.69%	63.49%
Lifestyle Moderate Trust Series NAV[3]	2.38%	2.86%	5.22%	15.15%	66.33%
S&P 500 Index[4,7]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[6,7]	5.84%	4.20%	4.97%	22.83%	62.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

7

Lifestyle Conservative Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income with some consideration given to growth of capital. The Trust operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	12.4
International Large Cap	4.8
U.S. Mid Cap	1.5
U.S. Small Cap	0.8
Small Value	0.4
Total Equity	19.9

Fixed-Income Asset Allocation
Intermediate Bond	59.1
Multi-Sector Bond	16.0
Global Bond	3.3
Short-Term Bond	1.7
Total Fixed-Income	80.1
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Conservative Trust Series I returned +4.23%, underperforming the +6.89% return of the Combined Index.

Environment  ►  Developed economies continued to struggle with slow growth and global macroeconomic forces sparked high volatility in the equity markets. This environment proved beneficial to fixed-income investors, as the Barclays Capital U.S. Aggregate Bond Index gained 7.84%. U.S. Treasury debt was favored as a safe-haven investment, with the yield on the 5-year U.S. Treasury note falling below 1.00%. Bonds were also helped by the U.S. Federal Reserve’s ongoing accommodative policy, and the strength of corporate balance sheets. Despite the market’s gyrations, U.S. stocks ended 2011 with a modest advance of 2.11% for the S&P 500 Index, based on investors’ cautious optimism about the strength of the recovery.

In 2011, the markets were driven by macroeconomic factors and a “risk on/risk off” mentality in which investors flocked either to the broad S&P 500 Index or the Barclays Capital U.S. Aggregate Bond Index. As a result, most diversifying sectors that typically help performance were detractors over the year. For example, international large-cap exposure proved to be the biggest detractor in asset allocation.

The shifting market currents in 2011 also proved to be a difficult environment for many managers, relative to their indexes, including some in the Trust. For example, Bond Trust (John Hancock) and Total Return Trust (PIMCO) lagged due to their underweight in Treasuries, which was one of the best performing bond sectors.

However, there were a number of bright spots with funds outperforming their indexes. For example, U.S. Equity Trust (GMO) had success as the market began to reward the kind of high quality stocks that the fund emphasizes. Core Bond Trust (Wells Capital) gained from its exposure to long-term Treasuries and security selection within agency mortgage debt.

We believe U.S. economic fundamentals continue to point to slow, grind-it-out growth, not a double-dip recession. On the negative side, momentum in Europe clearly has slowed, with the consensus pointing to a recession there in 2012. The potential negative impact on the U.S. may be significant.

Over the lifetime of the Lifestyle Conservative Trust, there have been occasional challenging periods, such as 2011, when diversification was out of favor and more narrowly focused approaches were more successful. These episodes have proven to be short term, and historically, they have been followed by periods in which diversification enhances performance. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2011	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I	4.23%	4.26%	5.41%	23.17%	69.31%
Lifestyle Conservative Trust Series II2	4.04%	4.06%	5.26%	21.99%	66.92%
Lifestyle Conservative Trust Series NAV[3]	4.27%	4.30%	5.45%	23.46%	69.96%
S&P 500 Index[4,7]	2.11%	–0.25%	2.92%	–1.24%	33.35%
Barclays Capital U.S. Aggregate Bond Index[5,7]	7.84%	6.50%	5.78%	37.01%	75.35%
Combined Index[6,7]	6.89%	5.42%	5.43%	30.18%	69.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

8

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio[2]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$891.20	$0.57	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	890.10	1.52	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	891.70	0.33	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$940.30	$0.54	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	939.90	1.52	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	940.90	0.29	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$966.70	$0.55	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	965.40	1.54	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	966.50	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

9

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period[1] 7/1/2011– 12/31/2011	Annualized Expense Ratio[2]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$983.20	$0.55	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	982.70	1.55	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	984.50	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$1,007.80	$0.56	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,007.40	1.57	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,008.30	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period)

[2]	The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/2011	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.10%

10

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2011 (showing percentage of total net assets)

Lifestyle Aggressive Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.01%
Equity - 100.01%
John Hancock Variable Insurance Trust (G) - 100.01%
500 Index, Series NAV (John Hancock2) (A)	1,150,359	$12,446,884
All Cap Core, Series NAV (QS Investors)	692,326	11,381,843
All Cap Value, Series NAV (Lord Abbett)	1,840,337	14,612,277
Alpha Opportunities, Series NAV (Wellington)	2,314,971	27,617,608
Blue Chip Growth, Series NAV (T. Rowe Price)	1,443,537	29,606,935
Capital Appreciation, Series NAV (Jennison)	2,421,272	24,067,439
Capital Appreciation Value, Series NAV (T. Rowe Price)	589,911	6,778,075
Emerging Markets, Series NAV (DFA)	3,821,654	37,643,290
Equity-Income, Series NAV (T. Rowe Price)	1,817,261	24,460,331
Fundamental Large Cap Value, Series NAV (John Hancock2) (A)	940,730	9,322,637
Fundamental Value, Series NAV (Davis)	1,751,626	23,839,624
Growth Equity, Series NAV (Rainier)	1,368,576	15,109,079
Heritage, Series NAV (American Century)	279,271	3,002,161
International Core, Series NAV (GMO)	1,886,552	16,167,747
International Growth Stock, Series NAV (Invesco)	548,357	6,843,489
International Opportunities, Series NAV (Marsico)	994,011	10,427,176
International Small Company, Series NAV (DFA)	928,452	8,012,544
International Value, Series NAV (Franklin)	1,664,036	16,956,525
Large Cap, Series NAV (UBS)	435,961	5,187,936
Mid Cap Index, Series NAV (John Hancock2) (A)	491,179	8,227,248
Mid Cap Stock, Series NAV (Wellington) (I)	617,712	7,962,307
Mid Cap Value Equity, Series NAV (Columbia)	185,340	2,053,565
Mid Value, Series NAV (T. Rowe Price)	595,404	6,227,929
Mutual Shares, Series NAV (Franklin)	967,942	9,340,636
Natural Resources, Series NAV (Wellington)	1,256,073	12,497,927
Real Estate Securities, Series NAV (Deutsche)	679,446	8,282,449
Small Cap Growth, Series NAV (Wellington)	324,477	2,988,434
Small Cap Index, Series NAV (John Hancock2) (A)	109,537	1,441,509
Small Cap Opportunities, Series NAV (DFA/Invesco)	284,242	5,355,121
Small Cap Value, Series NAV (Wellington)	174,370	3,295,591
Small Company Growth, Series NAV (Invesco) (I)	131,844	2,043,576
Small Company Value, Series NAV (T. Rowe Price)	220,730	3,699,437
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	125,560	2,054,157
U.S. Equity, Series NAV (GMO)	1,475,392	18,663,711
Value & Restructuring, Series NAV (Columbia)	525,457	6,583,981
Value, Series NAV (Invesco)	188,030	3,113,784
Total Investments (Lifestyle Aggressive Trust) (Cost $401,257,771) - 100.01%		$407,314,962
Other assets and liabilities, net - (0.01%)		(40,318)
TOTAL NET ASSETS - 100.00%		$407,274,644

Lifestyle Growth Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity - 71.14%
John Hancock Variable Insurance Trust (G) - 71.14%
500 Index, Series NAV (John Hancock2) (A)	215,383,888	$2,330,453,665
All Cap Core, Series NAV (QS Investors)	8,208,010	134,939,692
All Cap Value, Series NAV (Lord Abbett)	20,349,238	161,572,950
Alpha Opportunities, Series NAV (Wellington)	39,158,515	467,161,086
Blue Chip Growth, Series NAV (T. Rowe Price)	19,526,875	400,496,203
Capital Appreciation, Series NAV (Jennison)	33,176,807	329,777,461
Emerging Markets, Series NAV (DFA)	49,164,369	484,269,035
Equity-Income, Series NAV (T. Rowe Price)	42,148,619	567,320,416
Fundamental Large Cap Value, Series NAV (John Hancock2) (A)	14,984,564	148,497,026
Fundamental Value, Series NAV (Davis)	34,738,438	472,790,138
Growth Equity, Series NAV (Rainier)	23,845,153	263,250,488
Heritage, Series NAV (American Century)	6,098,452	65,558,355
International Core, Series NAV (GMO)	29,552,893	253,268,289
International Growth Stock, Series NAV (Invesco)	8,037,263	100,305,037
International Index, Series NAV (John Hancock2) (A)	65,032,573	944,923,280
International Opportunities, Series NAV (Marsico)	18,095,477	189,821,557
International Value, Series NAV (Franklin)	27,654,777	281,802,182
Mid Cap Index, Series NAV (John Hancock2) (A)	16,088,853	269,488,281
Mid Cap Stock, Series NAV (Wellington) (I)	9,930,007	127,997,786
Mid Cap Value Equity, Series NAV (Columbia)	6,070,912	67,265,708
Mid Value, Series NAV (T. Rowe Price)	12,914,741	135,088,196
Small Cap Growth, Series NAV (Wellington)	6,348,979	58,474,099
Small Cap Index, Series NAV (John Hancock2) (A)	15,320,096	201,612,464
Small Cap Opportunities, Series NAV (DFA/Invesco)	3,567,730	67,216,038
Small Cap Value, Series NAV (Wellington)	3,555,062	67,190,673
Small Company Growth, Series NAV (Invesco) (I)	3,454,890	53,550,800
Small Company Value, Series NAV (T. Rowe Price)	6,001,534	100,585,706
Smaller Company Growth, Series NAV (Frontier/John Hancock[2](A)/Perimeter) (I)	3,288,517	53,800,132
U.S. Equity, Series NAV (GMO)	34,663,282	438,490,519
Value & Restructuring, Series NAV (Columbia)	10,473,238	131,229,669
Fixed Income - 28.86%
John Hancock Variable Insurance Trust (G) - 28.86%
Bond, Series NAV (John Hancock1) (A)	102,390,821	1,394,562,976
Core Bond, Series NAV (Wells Capital)	33,255,225	458,256,995
Global Bond, Series NAV (PIMCO)	11,931,813	157,261,295
New Income, Series NAV (T. Rowe Price)	56,091,932	760,045,678
Short Term Government Income, Series NAV (John Hancock1) (A)	6,045,433	78,167,452
Total Bond Market A, Series NAV (Declaration) (A)	16,474,380	235,583,630
Total Return, Series NAV (PIMCO)	52,020,587	715,803,278
Total Investments (Lifestyle Growth Trust) (Cost $12,019,188,510) - 100.00%		$13,167,878,235
Other assets and liabilities, net - (0.00%)		(104,740)
TOTAL NET ASSETS - 100.00%		$13,167,773,495

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Balanced Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity - 51.54%
John Hancock Variable Insurance Trust (G) - 51.54%
500 Index, Series NAV (John Hancock2) (A)	139,203,749	$1,506,184,560
All Cap Core, Series NAV (QS Investors)	7,323,702	120,401,660
All Cap Value, Series NAV (Lord Abbett)	18,969,579	150,618,456
Alpha Opportunities, Series NAV (Wellington)	25,243,577	301,155,878
Blue Chip Growth, Series NAV (T. Rowe Price)	13,138,979	269,480,454
Capital Appreciation, Series NAV (Jennison)	20,789,459	206,647,220
Emerging Markets, Series NAV (DFA)	34,723,432	342,025,808
Equity-Income, Series NAV (T. Rowe Price)	24,618,173	331,360,603
Fundamental Large Cap Value, Series NAV (John Hancock2) (A)	9,116,024	90,339,793
Fundamental Value, Series NAV (Davis)	22,133,498	301,236,913
Growth Equity, Series NAV (Rainier)	13,407,389	148,017,579
Heritage, Series NAV (American Century)	5,480,568	58,916,109
International Core, Series NAV (GMO)	21,769,920	186,568,211
International Growth Stock, Series NAV (Invesco)	7,131,958	89,006,839
International Index, Series NAV (John Hancock2) (A)	39,977,055	580,866,607
International Opportunities, Series NAV (Marsico)	10,481,961	109,955,776
International Value, Series NAV (Franklin)	19,193,868	195,585,519
Mid Cap Index, Series NAV (John Hancock2) (A)	10,790,576	180,742,147
Mid Cap Stock, Series NAV (Wellington) (I)	6,712,293	86,521,456
Mid Cap Value Equity, Series NAV (Columbia)	5,437,489	60,247,382
Mid Value, Series NAV (T. Rowe Price)	8,639,682	90,371,074
Small Cap Growth, Series NAV (Wellington)	4,457,880	41,057,072
Small Cap Index, Series NAV (John Hancock2) (A)	9,107,850	119,859,299
Small Cap Value, Series NAV (Wellington)	2,849,793	53,861,094
Small Company Growth, Series NAV (Invesco) (I)	2,320,586	35,969,090
Small Company Value, Series NAV (T. Rowe Price)	3,926,513	65,808,354
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	2,570,826	42,058,719
U.S. Equity, Series NAV (GMO)	18,973,618	240,016,263
Value & Restructuring, Series NAV (Columbia)	4,722,879	59,177,677
Fixed Income - 48.46%
John Hancock Variable Insurance Trust (G) - 48.46%
Bond, Series NAV (John Hancock1) (A)	153,139,788	2,085,763,913
Core Bond, Series NAV (Wells Capital)	49,740,070	685,418,160
Global Bond, Series NAV (PIMCO)	18,172,450	239,512,896
New Income, Series NAV (T. Rowe Price)	84,225,857	1,141,260,366
Short Term Government Income, Series NAV (John Hancock1) (A)	8,932,203	115,493,382
Total Bond Market A, Series NAV (Declaration) (A)	24,751,195	353,942,094
Total Return, Series NAV (PIMCO)	78,557,878	1,080,956,395
Total Investments (Lifestyle Balanced Trust) (Cost $10,596,079,850) - 100.00%		$11,766,404,818
Other assets and liabilities, net - (0.00%)		(94,720)
TOTAL NET ASSETS - 100.00%		$11,766,310,098

Lifestyle Moderate Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity - 40.02%
John Hancock Variable Insurance Trust (G) - 40.02%
500 Index, Series NAV (John Hancock2) (A)	32,383,729	$350,391,949
All Cap Value, Series NAV (Lord Abbett)	4,412,997	35,039,195
Alpha Opportunities, Series NAV (Wellington)	5,874,132	70,078,390
Blue Chip Growth, Series NAV (T. Rowe Price)	4,698,088	96,357,786
Capital Appreciation, Series NAV (Jennison)	7,888,790	78,414,574
Equity-Income, Series NAV (T. Rowe Price)	7,939,788	106,869,544
Fundamental Large Cap Value, Series NAV (John Hancock2) (A)	1,767,871	17,519,597
Fundamental Value, Series NAV (Davis)	5,149,037	70,078,390
International Core, Series NAV (GMO)	7,122,117	61,036,542
International Growth Stock, Series NAV (Invesco)	2,355,270	29,393,771
International Index, Series NAV (John Hancock2) (A)	9,558,717	138,888,163
International Opportunities, Series NAV (Marsico)	3,033,451	31,820,898
International Value, Series NAV (Franklin)	6,790,654	69,196,760
Mid Cap Index, Series NAV (John Hancock2) (A)	2,509,291	42,030,629
Mid Cap Stock, Series NAV (Wellington) (I)	2,417,521	31,161,843
Mid Value, Series NAV (T. Rowe Price)	3,013,668	31,522,972
Small Cap Growth, Series NAV (Wellington)	1,129,615	10,403,757
Small Cap Index, Series NAV (John Hancock2) (A)	2,125,573	27,972,537
Small Cap Value, Series NAV (Wellington)	739,179	13,970,489
Small Company Growth, Series NAV (Invesco) (I)	564,928	8,756,381
Small Company Value, Series NAV (T. Rowe Price)	935,991	15,687,208
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	642,277	10,507,657
U.S. Equity, Series NAV (GMO)	2,769,897	35,039,195
Value & Restructuring, Series NAV (Columbia)	1,227,284	15,377,872
Fixed Income - 59.98%
John Hancock Variable Insurance Trust (G) - 59.98%
Bond, Series NAV (John Hancock1) (A)	56,456,173	768,933,070
Core Bond, Series NAV (Wells Capital)	18,332,179	252,617,424
Global Bond, Series NAV (PIMCO)	6,643,688	87,563,811
New Income, Series NAV (T. Rowe Price)	30,931,091	419,116,280
Short Term Government Income, Series NAV (John Hancock1) (A)	3,224,314	41,690,381
Total Bond Market A, Series NAV (Declaration) (A)	9,141,605	130,724,952
Total Return, Series NAV (PIMCO)	28,613,659	393,723,950
Total Investments (Lifestyle Moderate Trust) (Cost $3,220,564,654) - 100.00%		$3,491,885,967
Other assets and liabilities, net - (0.00%)		(51,755)
TOTAL NET ASSETS - 100.00%		$3,491,834,212

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Conservative Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity - 19.94%
John Hancock Variable Insurance Trust (G) - 19.94%
500 Index, Series NAV (John Hancock2) (A)	12,948,103	$140,098,474
Blue Chip Growth, Series NAV (T. Rowe Price)	3,278,090	67,233,624
Equity-Income, Series NAV (T. Rowe Price)	4,888,292	65,796,410
Fundamental Value, Series NAV (Davis)	3,085,949	41,999,763
International Core, Series NAV (GMO)	3,626,489	31,079,010
International Index, Series NAV (John Hancock2) (A)	3,889,008	56,507,292
International Opportunities, Series NAV (Marsico)	1,293,408	13,567,849
International Value, Series NAV (Franklin)	3,182,881	32,433,561
Mid Cap Index, Series NAV (John Hancock2) (A)	1,003,209	16,803,743
Mid Cap Stock, Series NAV (Wellington) (I)	975,671	12,576,405
Mid Value, Series NAV (T. Rowe Price)	1,207,584	12,631,324
Small Cap Growth, Series NAV (Wellington)	1,214,791	11,188,224
Small Cap Index, Series NAV (John Hancock2) (A)	850,262	11,189,445
Small Cap Value, Series NAV (Wellington)	663,633	12,542,658
U.S. Equity, Series NAV (GMO)	2,768,039	35,015,698
Fixed Income - 80.06%
John Hancock Variable Insurance Trust (G) - 80.06%
Bond, Series NAV (John Hancock1) (A)	60,636,101	825,863,691
Core Bond, Series NAV (Wells Capital)	19,594,621	270,013,882
Global Bond, Series NAV (PIMCO)	7,152,036	94,263,828
New Income, Series NAV (T. Rowe Price)	33,226,221	450,215,300
Short Term Government Income, Series NAV (John Hancock1) (A)	3,470,830	44,877,834
Total Bond Market A, Series NAV (Declaration) (A)	9,838,621	140,692,281
Total Return, Series NAV (PIMCO)	30,878,684	424,890,689
Total Investments (Lifestyle Conservative Trust) (Cost $2,711,611,446) - 100.00%		$2,811,480,985
Other assets and liabilities, net - (0.00%)		(55,284)
TOTAL NET ASSETS - 100.00%		$2,811,425,701

Footnotes
Percentages are based upon net assets.
(A)	The subadviser is an affiliate of the adviser.
(G)	The underlying fund’s subadviser is shown parenthetically.
(I)	Non-income producing.
[1]	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
[2]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

Investment companies
Underlying Funds’ Investment Managers
American Century Investment Management, Inc.	(American Century)
Columbia Management Investment Advisers, LLC	(Columbia)
Davis Selected Advisers, L.P.	(Davis)
Declaration Management & Research, LLC	(Declaration)
Deutsche Asset Management, Inc.	(Deutsche)
Dimensional Fund Advisors, LP	(DFA)
Franklin Mutual Advisers Franklin Templeton Investment Corp.	(Franklin)
Frontier Capital Management Company, LLC	(Frontier)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management*	(John Hancock)
Lord, Abbett & Co. LLC	(Lord Abbett)
Marsico Capital Management, LLC	(Marsico)
Pacific Investment Management Company, LLC	(PIMCO)
Perimeter Capital Management, LLC	(Perimeter)
QS Investors, LLC	(QS Investors)
Rainier Investment Management, Inc.	(Rainier)
T. Rowe Price Associates, Inc	(T. Rowe Price)
UBS Global Asset Management (Americas) Inc.	(UBS)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)
* Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2011

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in affiliated funds, at value (Note 7)	$407,314,962	$13,167,878,235	$11,766,404,818	$3,491,885,967	$2,811,480,985
Cash	—	—	—	—	171,089
Receivable for investments sold	—	1,659,497	2,121,925	2,133,835	1,489,018
Receivable for fund shares sold	134,852	1,498,465	578,175	264,737	20,882
Other assets	35	675	9,476	215	187
Total assets	407,449,849	13,171,036,872	11,769,114,394	3,494,284,754	2,813,162,161

Liabilities
Payable for investments purchased	70,449	—	—	—	—
Payable for fund shares repurchased	58,801	2,862,261	2,454,684	2,321,076	1,618,237
Payable to affiliates (Note 4)
Accounting and legal services fees	4,410	142,380	127,109	37,788	37,501
Other liabilities and accrued expenses	41,545	258,736	222,503	91,678	80,722
Total liabilities	175,205	3,263,377	2,804,296	2,450,542	1,736,460

Net assets
Paid-in capital	$529,772,292	$15,182,578,875	$12,505,365,036	$3,506,775,587	$2,670,684,659
Accumulated undistributed net realized gain (loss) on investments	(128,554,839)	(3,163,495,105)	(1,909,368,659)	(286,262,688)	40,871,503
Net unrealized appreciation (depreciation) on investments	6,057,191	1,148,689,725	1,170,313,721	271,321,313	99,869,539
Net assets	$407,274,644	$13,167,773,495	$11,766,310,098	$3,491,834,212	$2,811,425,701
Investments in affiliated issuers, at cost	$401,257,771	$12,019,188,510	$10,596,079,850	$3,220,564,654	$2,711,611,446

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$107,411,504	$726,027,881	$822,509,970	$301,275,964	$252,307,150
Shares outstanding	14,024,841	66,481,477	72,113,354	25,444,116	20,089,135
Net asset value, offering price and redemption price per share	$7.66	$10.92	$11.41	$11.84	$12.56

Series II
Net assets	$181,471,072	$12,007,131,787	$9,776,195,407	$3,115,623,351	$2,524,868,571
Shares outstanding	23,742,953	1,101,734,176	860,600,078	264,248,904	202,028,230
Net asset value, offering price and redemption price per share	$7.64	$10.90	$11.36	$11.79	$12.50

Series NAV
Net assets	$118,392,068	$434,613,827	$1,167,604,721	$74,934,897	$34,249,980
Shares outstanding	15,454,644	39,756,076	102,188,332	6,325,325	2,722,916
Net asset value, offering price and redemption price per share	$7.66	$10.93	$11.43	$11.85	$12.58

14

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2011

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$4,406,282	$277,467,428	$301,538,512	$98,561,331	$92,363,927
Other	—	—	97,501	—	—
Total investment income	4,406,282	277,467,428	301,636,013	98,561,331	92,363,927

Expenses
Investment management fees (Note 4)	179,711	5,778,938	5,136,054	1,479,657	1,128,535
Series I distribution and service fees (Note 4)	61,193	373,688	419,906	153,562	122,725
Series II distribution and service fees (Note 4)	509,062	32,199,160	26,088,009	8,063,771	6,172,308
Accounting and legal services fees (Note 4)	59,311	1,910,893	1,699,196	489,984	381,220
Professional fees	36,359	130,509	117,002	58,029	52,417
Printing and postage	10,199	346,140	336,968	88,090	62,890
Custodian fees	12,023	11,109	12,023	12,023	12,023
Trustees’ fees (Note 4)	7,897	253,936	225,391	64,802	48,970
Registration and filing fees	4,062	20,736	8,070	12,867	11,885
Other	4,336	79,122	56,264	18,426	15,069
Total expenses	884,153	41,104,231	34,098,883	10,441,211	8,008,042
Net investment income (loss)	3,522,129	236,363,197	267,537,130	88,120,120	84,355,885

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	717,617	—	—
Investments in affiliated issuers	10,466,374	52,694,362	120,054,691	35,454,981	93,122,417
Capital gain distributions received from affiliated underlying funds	9,998,891	237,519,273	211,969,969	48,112,985	37,108,279
Foreign currency transactions	—	—	(24)	—	—
	20,465,265	290,213,635	332,742,253	83,567,966	130,230,696
Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	(52,208,624)	(769,307,769)	(539,762,154)	(94,846,040)	(105,781,022)
Translation of assets and liabilities in foreign currencies	—	—	4,986	—	—
	(52,208,624)	(769,307,769)	(539,757,168)	(94,846,040)	(105,781,022)
Net realized and unrealized gain (loss)	(31,743,359)	(479,094,134)	(207,014,915)	(11,278,074)	24,449,674

Increase (decrease) in net assets from operations	($28,221,230)	($242,730,937)	$60,522,215	$76,842,046	$108,805,559

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$3,522,129	$3,859,403	$236,363,197	$213,264,393	$267,537,130	$246,646,456
Net realized gain (loss)	20,465,265	(20,294,260)	290,213,635	(18,669,822)	332,742,253	10,596,016
Change in net unrealized appreciation (depreciation)	(52,208,624)	79,909,493	(769,307,769)	1,425,720,472	(539,757,168)	1,081,769,584
Increase (decrease) in net assets resulting from operations	(28,221,230)	63,474,636	(242,730,937)	1,620,315,043	60,522,215	1,339,012,056
Distributions to shareholders
From net investment income
Series I	(1,020,182)	(1,207,451)	(14,324,071)	(12,271,928)	(19,991,714)	(17,217,439)
Series II	(1,345,461)	(1,702,212)	(213,529,553)	(194,931,566)	(219,573,502)	(203,945,935)
Series NAV	(1,183,939)	(966,729)	(8,776,522)	(6,873,820)	(28,920,058)	(26,491,830)
From net realized gain
Series I	(1,006,417)	(1,080,696)	(6,179,556)	(4,573,517)	(8,069,909)	(4,635,515)
Series II	(1,708,644)	(1,877,430)	(102,740,169)	(81,629,753)	(96,612,341)	(60,305,969)
Series NAV	(1,106,311)	(826,342)	(3,690,812)	(2,493,418)	(11,437,802)	(6,975,485)
Total distributions	(7,370,954)	(7,660,860)	(349,240,683)	(302,774,002)	(384,605,326)	(319,572,173)
From Portfolio share transactions (Note 5)	(9,464,223)	(19,270,441)	(573,370,583)	(19,434,226)	(770,488,183)	(126,290,397)
Total increase (decrease)	(45,056,407)	36,543,335	(1,165,342,203)	1,298,106,815	(1,094,571,294)	893,149,486

Net assets
Beginning of year	452,331,051	415,787,716	14,333,115,698	13,035,008,883	12,860,881,392	11,967,731,906
End of year	$407,274,644	$452,331,051	$13,167,773,495	$14,333,115,698	$11,766,310,098	$12,860,881,392

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
From operations
Net investment income (loss)	$88,120,120	$72,487,901	$84,355,885	$61,407,448
Net realized gain (loss)	83,567,966	17,675,363	130,230,696	145,670,882
Change in net unrealized appreciation (depreciation)	(94,846,040)	248,923,313	(105,781,022)	34,344,410
Increase (decrease) in net assets resulting from operations	76,842,046	339,086,577	108,805,559	241,422,740
Distributions to shareholders
From net investment income
Series I	(8,108,310)	(6,621,566)	(8,009,705)	(5,710,861)
Series II	(78,257,313)	(64,870,711)	(75,495,104)	(55,102,389)
Series NAV	(2,051,425)	(1,156,409)	(1,094,718)	(693,074)
From net realized gain
Series I	(2,904,889)	(1,234,854)	(2,447,157)	(788,256)
Series II	(30,267,051)	(13,247,285)	(24,586,938)	(8,293,977)
Series NAV	(721,645)	(211,098)	(329,368)	(93,724)
Total distributions	(122,310,633)	(87,341,923)	(111,962,990)	(70,682,281)
From Portfolio share transactions (Note 5)	(94,611,889)	140,319,414	(33,930,619)	162,566,485
Total increase (decrease)	(140,080,476)	392,064,068	(37,088,050)	333,306,944

Net assets
Beginning of year	3,631,914,688	3,239,850,620	2,848,513,751	2,515,206,807
End of year	$3,491,834,212	$3,631,914,688	$2,811,425,701	$2,848,513,751

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2011	8.35	0.07	[1,2]	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	[3]	0.12	[3]	0.84	[1]	107	23
12-31-2010	7.30	0.08	[1,2]	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	[3]	0.12	[3]	1.02	[1]	129	23
12-31-2009	5.43	0.06	[1,2]	1.87	1.93	(0.06)	— [4]	—	(0.06)	7.30	35.63	0.13	[3]	0.13	[3]	1.01	[1]	124	43
12-31-2008	10.82	0.10	[1,2]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)	0.13	[3]	0.13	[3]	1.26	[1]	102	50
12-31-2007	11.27	0.16	[1,2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	0.11	[3]	0.11	[3]	1.39	[1]	217	44
SERIES II
12-31-2011	8.33	0.05	[1,2]	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	[3]	0.32	[3]	0.65	[1]	181	23
12-31-2010	7.29	0.06	[1,2]	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	[3]	0.32	[3]	0.82	[1]	224	23
12-31-2009	5.42	0.05	[1,2]	1.87	1.92	(0.05)	— [4]	—	(0.05)	7.29	35.46	0.33	[3]	0.33	[3]	0.83	[1]	213	43
12-31-2008	10.79	0.09	[1,2]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)	0.33	[3]	0.33	[3]	1.07	[1]	166	50
12-31-2007	11.22	0.14	[1,2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	0.31	[3]	0.31	[3]	1.23	[1]	332	44
SERIES NAV
12-31-2011	8.35	0.09	[1,2]	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	[3]	0.07	[3]	1.06	[1]	118	23
12-31-2010	7.30	0.09	[1,2]	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	[3]	0.07	[3]	1.14	[1]	99	23
12-31-2009	5.43	0.07	[1,2]	1.87	1.94	(0.07)	— [4]	—	(0.07)	7.30	35.69	0.08	[3]	0.08	[3]	1.15	[1]	79	43
12-31-2008	10.82	0.14	[1,2]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)	0.08	[3]	0.08	[3]	1.80	[1]	45	50
12-31-2007	11.28	0.19	[1,2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	0.06	[3]	0.06	[3]	1.66	[1]	45	44
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.25%, 0.34% – 1.18% and 0.34% – 1.38%, for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Less than ($0.005) per share.

Lifestyle Growth Trust
SERIES I
12-31-2011	11.42	0.22	[1,2]	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	[3]	0.11	[3]	1.92	[1]	726	9	[4]
12-31-2010	10.34	0.19	[1,2]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[3]	0.11	[3]	1.81	[1]	742	23
12-31-2009	7.99	0.26	[1,2]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12	[3]	0.12	[3]	2.90	[1]	659	37
12-31-2008	13.76	0.25	[1,2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)	0.12	[3]	0.12	[3]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1,2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	0.11	[3]	0.11	[3]	2.84	[1]	946	17
SERIES II
12-31-2011	11.40	0.19	[1,2]	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	[3]	0.31	[3]	1.66	[1]	12,007	9	[4]
12-31-2010	10.32	0.17	[1,2]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[3]	0.31	[3]	1.59	[1]	13,186	23
12-31-2009	7.98	0.24	[1,2]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32	[3]	0.32	[3]	2.71	[1]	12,053	37
12-31-2008	13.73	0.25	[1,2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)	0.32	[3]	0.32	[3]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1,2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	0.31	[3]	0.31	[3]	2.82	[1]	13,018	17
SERIES NAV
12-31-2011	11.43	0.24	[1,2]	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	[3]	0.06	[3]	2.05	[1]	435	9	[4]
12-31-2010	10.35	0.21	[1,2]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[3]	0.06	[3]	1.93	[1]	405	23
12-31-2009	8.00	0.28	[1,2]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[3]	0.07	[3]	3.08	[1]	323	37
12-31-2008	13.78	0.30	[1,2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)	0.07	[3]	0.07	[3]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1,2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	0.06	[3]	0.06	[3]	3.22	[1]	234	17
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.25%, 0.49% – 1.18% and 0.49% – 1.29% for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Excludes merger activity.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2011	11.74	0.28	[1,2]	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	[3]	0.11	[3]	2.38	[1]	823	10
12-31-2010	10.79	0.25	[1,2]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	[3]	0.11	[3]	2.19	[1]	832	30
12-31-2009	8.59	0.38	[1,2]	2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	0.11	[3]	0.11	[3]	3.91	[1]	774	34
12-31-2008	13.61	0.34	[1,2]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)	0.12	[3]	0.12	[3]	2.94	[1]	581	36
12-31-2007	13.84	0.60	[1,2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	0.11	[3]	0.11	[3]	4.28	[1]	1,065	13
SERIES II
12-31-2011	11.69	0.25	[1,2]	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	[3]	0.31	[3]	2.09	[1]	9,776	10
12-31-2010	10.75	0.22	[1,2]	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	[3]	0.31	[3]	1.99	[1]	10,775	30
12-31-2009	8.56	0.36	[1,2]	2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	0.31	[3]	0.31	[3]	3.71	[1]	9,973	34
12-31-2008	13.56	0.36	[1,2]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)	0.32	[3]	0.32	[3]	3.11	[1]	6,959	36
12-31-2007	13.79	0.60	[1,2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	0.31	[3]	0.31	[3]	4.30	[1]	9,496	13
SERIES NAV
12-31-2011	11.76	0.28	[1,2]	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	[3]	0.06	[3]	2.39	[1]	1,168	10
12-31-2010	10.81	0.25	[1,2]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	[3]	0.06	[3]	2.20	[1]	1,254	30
12-31-2009	8.60	0.36	[1,2]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	0.06	[3]	0.06	[3]	3.79	[1]	1,221	34
12-31-2008	13.63	1.43	[1,2]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)	0.08	[3]	0.08	[3]	14.44	[1]	1,035	36
12-31-2007	13.86	0.65	[1,2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	0.06	[3]	0.06	[3]	4.67	[1]	103	13
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.23%, 0.49% – 1.17% and 0.49% – 1.12% for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

Lifestyle Moderate Trust
SERIES I
12-31-2011	12.01	0.32	[1,2]	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	[3]	0.11	[3]	2.65	[1]	301	12
12-31-2010	11.15	0.27	[1,2]	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	[3]	0.11	[3]	2.31	[1]	307	29
12-31-2009	9.15	0.43	[1,2]	2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	0.12	[3]	0.12	[3]	4.24	[1]	278	31
12-31-2008	13.00	0.43	[1,2]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)	0.12	[3]	0.12	[3]	3.72	[1]	215	28
12-31-2007	13.37	0.74	[1,2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	0.11	[3]	0.11	[3]	5.54	[1]	333	13
SERIES II
12-31-2011	11.96	0.29	[1,2]	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	[3]	0.31	[3]	2.42	[1]	3,116	12
12-31-2010	11.10	0.24	[1,2]	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	[3]	0.31	[3]	2.10	[1]	3,272	29
12-31-2009	9.12	0.42	[1,2]	2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	0.32	[3]	0.32	[3]	4.18	[1]	2,925	31
12-31-2008	12.95	0.47	[1,2]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)	0.32	[3]	0.32	[3]	4.07	[1]	1,890	28
12-31-2007	13.32	0.74	[1,2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	0.31	[3]	0.31	[3]	5.56	[1]	2,042	13
SERIES NAV
12-31-2011	12.02	0.38	[1,2]	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	[3]	0.06	[3]	3.07	[1]	75	12
12-31-2010	11.15	0.29	[1,2]	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	[3]	0.06	[3]	2.51	[1]	53	29
12-31-2009	9.16	0.50	[1,2]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	0.07	[3]	0.07	[3]	4.84	[1]	37	31
12-31-2008	13.01	0.58	[1,2]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)	0.07	[3]	0.07	[3]	5.08	[1]	19	28
12-31-2007	13.38	0.84	[1,2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	0.06	[3]	0.06	[3]	6.30	[1]	13	13
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.23%, 0.34% – 1.17% and 0.34% – 1.38% for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2011	12.57	0.42	[1,2]	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	[3]	0.11	[3]	3.27	[1]	252	17
12-31-2010	11.83	0.29	[1,2]	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	[3]	0.11	[3]	2.36	[1]	247	34
12-31-2009	10.26	0.51	[1,2]	1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	0.12	[3]	0.12	[3]	4.58	[1]	229	37
12-31-2008	13.02	0.55	[1,2]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)	0.12	[3]	0.12	[3]	4.52	[1]	168	31
12-31-2007	13.43	0.91	[1,2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	0.11	[3]	0.11	[3]	6.84	[1]	182	27
SERIES II
12-31-2011	12.51	0.39	[1,2]	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	[3]	0.31	[3]	3.05	[1]	2,525	17
12-31-2010	11.78	0.27	[1,2]	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	[3]	0.31	[3]	2.20	[1]	2,572	34
12-31-2009	10.22	0.52	[1,2]	1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	0.32	[3]	0.32	[3]	4.65	[1]	2,266	37
12-31-2008	12.96	0.63	[1,2]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)	0.32	[3]	0.32	[3]	5.30	[1]	1,297	31
12-31-2007	13.37	0.91	[1,2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	0.31	[3]	0.31	[3]	6.85	[1]	738	27
SERIES NAV
12-31-2011	12.59	0.46	[1,2]	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	[3]	0.06	[3]	3.57	[1]	34	17
12-31-2010	11.84	0.33	[1,2]	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	[3]	0.06	[3]	2.67	[1]	30	34
12-31-2009	10.28	0.56	[1,2]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	0.07	[3]	0.07	[3]	4.99	[1]	20	37
12-31-2008	13.03	0.68	[1,2]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)	0.07	[3]	0.07	[3]	5.72	[1]	10	31
12-31-2007	13.45	1.02	[1,2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	0.06	[3]	0.06	[3]	7.60	[1]	5	27
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.48% – 1.02%, 0.49% – 0.99%, 0.49% – 1.11% and 0.63% – 1.06% for the years ended 12-31-11, 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) (formerly known as John Hancock Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of Assets and Liabilities. Series I, Series II and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser). The Portfolios operate as “funds of funds” that invest in shares of underlying funds of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com and on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.   SIGNIFICANT ACCOUNTING POLICIES  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating Portfolio on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the year ended December 31, 2011, the Portfolios had no borrowings under the lines of credit.

Expenses.  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  The Portfolios intend to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2011:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31,			No Expiration Date
Portfolio	2016	2017	2018	Short Term	Long Term
Lifestyle Aggressive	—	$75,518,965	$22,833,335	—	—
Lifestyle Growth	$69,156,219	2,602,970,929	192,694,144	—	—
Lifestyle Balanced	—	1,458,384,680	177,566,072	—	—
Lifestyle Moderate	—	222,433,339	16,781,631	—	—
Lifestyle Conservative	—	—	—	—	—

As of December 31, 2011 the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2011, including short-term investments, for federal income tax purposes, was as follows.

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$431,460,310	—	($24,145,348)	($24,145,348)
Lifestyle Growth	12,317,862,323	$1,149,626,384	(299,610,472)	850,015,912
Lifestyle Balanced	10,869,497,757	988,143,604	(91,236,543)	896,907,061
Lifestyle Moderate	3,267,612,372	239,852,651	(15,579,056)	224,273,595
Lifestyle Conservative	2,733,072,491	95,501,997	(17,093,503)	78,408,494

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2011 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$7,370,954	—	—	$7,370,954
Lifestyle Growth	349,240,683	—	—	349,240,683
Lifestyle Balanced	384,605,326	—	—	384,605,326
Lifestyle Moderate	122,310,633	—	—	122,310,633
Lifestyle Conservative	111,717,850	$245,140	—	111,962,990

The tax character of distributions for the year ended December 31, 2010 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$7,660,860	—	—	$7,660,860
Lifestyle Growth	302,774,002	—	—	302,774,002
Lifestyle Balanced	319,572,173	—	—	319,572,173
Lifestyle Moderate	87,341,923	—	—	87,341,923
Lifestyle Conservative	70,682,281	—	—	70,682,281

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2011 (post-October deferral), are treated as occurring on January 1, 2012, the first day of the Portfolios’ next taxable year. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive	—	—	$98,352,300	—
Lifestyle Growth	—	—	2,864,821,292	—
Lifestyle Balanced	—	—	1,635,950,752	—
Lifestyle Moderate	—	—	239,214,970	—
Lifestyle Conservative	—	$62,322,548	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals for all Portfolios.

New accounting pronouncement.  In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolios’ financial statement disclosure.

3.  GUARANTEES AND INDEMNIFICATIONS Under the Portfolios’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

4.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee.  The Portfolios have an investment management agreement with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II). JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC. The Portfolios have subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirect owned subsidiary of MFC and an affiliate of the Advisor, and QS Investors, LLC. Effective January 1, 2011, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser, also acts as subadviser. The Portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III (JHFIII) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the advisory agreement the Lifestyle Portfolios pay a daily management fee to the Adviser. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and the JHF II Lifestyle Funds. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each Lifestyle Portfolio.

	First $7.5 billion of average net assets	Excess over $7.5 billion of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The investment management fees incurred for the year ended December 31, 2011 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense reimbursements.  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, underlying fund expenses, short dividends and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business. There were no waivers under this plan for the year ended December 31, 2011. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the Adviser with respect to both the Portfolios and the underlying investments does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average daily net assets and 0.49% of the Portfolios’ average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

There were no expense reimbursements for the year ended December 31, 2011.

Expense recapture.   The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the year ended December 31, 2011, the Adviser did not recapture any expenses. There were also no waivers or reimbursed expenses subject to potential recovery.

Accounting and legal services.  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2011, amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of each Portfolio’s shares.

Class	12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

5. PORTFOLIO SHARE TRANSACTIONS  Transactions in Portfolio shares for the years ended December 31, 2011 and December 31, 2010 were as follows:

Lifestyle Aggressive Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,063,220	$9,019,779	2,130,012	$16,069,371
Distributions reinvested	263,880	2,026,599	274,108	2,288,147
Repurchased	(2,790,276)	(23,146,153)	(3,860,604)	(28,717,579)
Net decrease	(1,463,176)	($12,099,775)	(1,456,484)	($10,360,061)
Series II shares
Sold	1,242,656	$9,900,324	1,674,036	$12,722,758
Distributions reinvested	398,708	3,054,105	429,869	3,579,642
Repurchased	(4,732,078)	(39,862,046)	(4,531,684)	(33,975,023)
Net decrease	(3,090,714)	($26,907,617)	(2,427,779)	($17,672,623)
Series NAV shares
Sold	4,577,927	$38,247,343	2,136,394	$15,863,680
Distributions reinvested	298,210	2,290,250	214,796	1,793,071
Repurchased	(1,318,743)	(10,994,424)	(1,228,678)	(8,894,508)
Net increase	3,557,394	$29,543,169	1,122,512	$8,762,243
Net decrease	(996,496)	($9,464,223)	(2,761,751)	($19,270,441)

Lifestyle Growth Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,959,562	$57,134,308	4,209,071	$45,198,047
Issued in reorganization (Note 8)	1,739	20,161	—	—
Distributions reinvested	1,874,189	20,503,627	1,476,681	16,845,445
Repurchased	(5,315,129)	(61,245,606)	(4,446,042)	(46,458,662)
Net increase	1,520,361	$16,412,490	1,239,710	$15,584,830
Series II shares
Sold	12,879,940	$147,738,186	17,915,208	$194,425,532
Issued in reorganization (Note 8)	64,200	741,547	—	—
Distributions reinvested	28,988,975	316,269,722	24,286,667	276,561,319
Repurchased	(97,028,745)	(1,103,312,286)	(53,418,993)	(551,872,913)
Net decrease	(55,095,630)	($638,562,831)	(11,217,118)	($80,886,062)
Series NAV shares
Sold	5,136,417	$59,371,113	5,260,007	$56,710,088
Issued in reorganization (Note 8)	370,035	4,295,920	—	—
Distributions reinvested	1,138,569	12,467,334	820,410	9,367,238
Repurchased	(2,347,830)	(27,354,609)	(1,884,027)	(20,210,320)
Net increase	4,297,191	$48,779,758	4,196,390	$45,867,006
Net decrease	(49,278,078)	($573,370,583)	(5,781,018)	($19,434,226)

Lifestyle Balanced Trust	Year ended12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,723,118	$44,177,769	3,836,915	$43,452,526
Distributions reinvested	2,459,389	28,061,623	1,864,878	21,852,954
Repurchased	(4,938,155)	(58,649,395)	(6,502,801)	(72,456,283)
Net increase (decrease)	1,244,352	$13,589,997	(801,008)	($7,150,803)
Series II shares
Sold	4,439,941	$52,727,982	10,480,006	$118,501,949
Distributions reinvested	27,808,781	316,185,843	22,628,300	264,251,904
Repurchased	(93,001,760)	(1,097,637,727)	(39,166,217)	(432,715,073)
Net decrease	(60,753,038)	($728,723,902)	(6,057,911)	($49,961,220)
Series NAV shares
Sold	1,874,990	$21,980,517	1,691,092	$18,948,669
Distributions reinvested	3,530,871	40,357,860	2,851,157	33,467,315
Repurchased	(9,855,302)	(117,692,655)	(10,863,003)	(121,594,358)
Net decrease	(4,449,441)	($55,354,278)	(6,320,754)	($69,178,374)
Net decrease	(63,958,127)	($770,488,183)	(13,179,673)	($126,290,397)

23

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,320,157	$28,475,912	2,613,895	$30,636,563
Distributions reinvested	930,169	11,013,199	655,288	7,856,420
Repurchased	(3,373,751)	(41,337,466)	(2,640,737)	(30,495,025)
Net increase (decrease)	(123,425)	($1,848,355)	628,446	$7,997,958
Series II shares
Sold	7,149,442	$87,597,800	14,387,679	$166,201,260
Distributions reinvested	9,204,781	108,524,364	6,542,991	78,117,996
Repurchased	(25,678,866)	(313,014,150)	(10,740,001)	(124,109,151)
Net increase (decrease)	(9,324,643)	($116,891,986)	10,190,669	$120,210,105
Series NAV shares
Sold	2,272,427	$28,196,366	1,486,421	$17,207,649
Distributions reinvested	234,014	2,773,070	113,965	1,367,507
Repurchased	(557,030)	(6,840,984)	(555,819)	(6,463,805)
Net increase	1,949,411	$24,128,452	1,044,567	$12,111,351
Net increase (decrease)	(7,498,657)	($94,611,889)	11,863,682	$140,319,414

Lifestyle Conservative Trust	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,655,157	$47,025,267	4,041,807	$49,738,169
Distributions reinvested	833,216	10,456,862	518,276	6,499,116
Repurchased	(4,084,609)	(52,359,593)	(4,238,630)	(52,248,185)
Net increase	403,764	$5,122,536	321,453	$3,989,100
Series II shares
Sold	20,593,761	$264,659,660	35,306,038	$427,694,536
Distributions reinvested	8,012,974	100,082,042	5,079,901	63,396,366
Repurchased	(32,150,261)	(408,670,426)	(27,270,224)	(340,687,935)
Net increase (decrease)	(3,543,526)	($43,928,724)	13,115,715	$150,402,967
Series NAV shares
Sold	774,644	$10,019,011	1,034,174	$12,820,745
Distributions reinvested	113,292	1,424,086	62,694	786,798
Repurchased	(511,644)	(6,567,528)	(433,054)	(5,433,125)
Net increase	376,292	$4,875,569	663,814	$8,174,418
Net increase (decrease)	(2,763,470)	($33,930,619)	14,100,982	$162,566,485

Affiliated share ownership.  Affiliates of the Trust owned 100% of shares of beneficial interest of Series NAV of the Portfolios on December 31, 2011.

6.  PURCHASE AND SALE OF SECURITIES The following summarizes the purchases and sales for the year ended December 31, 2011.

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive	$102,991,773	$106,306,125
Lifestyle Growth	1,209,319,056	1,663,083,094
Lifestyle Balanced	1,229,904,094	1,904,844,534
Lifestyle Moderate	449,867,568	530,569,535
Lifestyle Conservative	462,548,141	486,981,110

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS  The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2011, the following Portfolios held 5% or more of an affiliated underlying fund’s net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Aggressive Trust
	International Small Company Trust	7.87%
	Natural Resources Trust	6.05%
Lifestyle Growth Trust
	500 Index Trust	38.59%
	All Cap Core Trust	38.55%
	All Cap Value Trust	36.53%
	Alpha Opportunities Trust	53.36%
	Blue Chip Growth Trust	23.76%
	Bond Trust	23.35%
	Capital Appreciation Trust	32.25%
	Core Bond Trust	27.10%
	Emerging Markets Trust	52.53%
	Equity-Income Trust	29.00%
	Fundamental Large Cap Value Trust	45.34%
	Fundamental Value Trust	30.59%
	Global Bond Trust	16.39%
	Growth Equity Trust	61.36%
	Heritage Trust	51.12%
	International Core Trust	39.63%
	International Growth Stock Trust	44.16%
	International Index Trust	48.37%
Lifestyle Growth Trust (continued)
	International Opportunities Trust	46.63%
	International Value Trust	29.33%
	Mid Cap Index Trust	24.17%
	Mid Cap Stock Trust	18.45%
	Mid Cap Value Equity Trust	51.59%
	Mid Value Trust	18.67%
	New Income Trust	27.43%
	Short Term Government Income Trust	14.07%
	Small Cap Growth Trust	15.32%
	Small Cap Index Trust	29.48%
	Small Cap Opportunities Trust	43.66%
	Small Cap Value Trust	11.57%
	Small Company Growth Trust	53.04%
	Small Company Value Trust	27.48%
	Smaller Company Growth Trust	25.42%
	Total Bond Market Trust A	15.00%
	Total Return Trust	20.93%
	U.S. Equity Trust	56.79%
	Value & Restructuring Trust	61.71%

24

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV
Lifestyle Balanced Trust
	500 Index Trust	24.94%
	All Cap Core Trust	34.40%
	All Cap Value Trust	34.06%
	Alpha Opportunities Trust	34.40%
	Blue Chip Growth Trust	15.99%
	Bond Trust	34.92%
	Capital Appreciation Trust	20.21%
	Core Bond Trust	40.53%
	Emerging Markets Trust	37.10%
	Equity-Income Trust	16.94%
	Fundamental Large Cap Value Trust	27.58%
	Fundamental Value Trust	19.49%
	Global Bond Trust	24.96%
	Growth Equity Trust	34.50%
	Heritage Trust	45.94%
	International Core Trust	29.19%
	International Growth Stock Trust	39.18%
	International Index Trust	29.73%
	International Opportunities Trust	27.01%
	International Value Trust	20.35%
	Mid Cap Index Trust	16.21%
	Mid Cap Stock Trust	12.47%
	Mid Cap Value Equity Trust	46.21%
	Mid Value Trust	12.49%
	New Income Trust	41.18%
	Short Term Government Income Trust	20.79%
	Small Cap Growth Trust	10.75%
	Small Cap Index Trust	17.52%
	Small Cap Value Trust	9.27%
	Small Company Growth Trust	35.63%
	Small Company Value Trust	17.98%
	Smaller Company Growth Trust	19.87%
	Total Bond Market Trust A	22.54%
	Total Return Trust	31.61%
Lifestyle Balanced Trust (continued)
	U.S. Equity Trust	31.09%
	Value & Restructuring Trust	27.83%
Lifestyle Moderate Trust
	500 Index Trust	5.80%
	All Cap Value Trust	7.92%
	Alpha Opportunities Trust	8.00%
	Blue Chip Growth Trust	5.72%
	Bond Trust	12.87%
	Capital Appreciation Trust	7.67%
	Core Bond Trust	14.94%
	Equity-Income Trust	5.46%
	Fundamental Large Cap Value Trust	5.35%
	Global Bond Trust	9.13%
	International Core Trust	9.55%
	International Growth Stock Trust	12.94%
	International Index Trust	7.11%
	International Opportunities Trust	7.82%
	International Value Trust	7.20%
	New Income Trust	15.12%
	Short Term Government Income Trust	7.51%
	Small Company Growth Trust	8.67%
	Total Bond Market Trust A	8.32%
	Total Return Trust	11.51%
	Value & Restructuring Trust	7.23%
Lifestyle Conservative Trust
	Bond Trust	13.83%
	Core Bond Trust	15.97%
	Global Bond Trust	9.83%
	New Income Trust	16.25%
	Short Term Government Income Trust	8.08%
	Total Bond Market Trust A	8.96%
	Total Return Trust	12.43%

8.  REORGANIZATION On October 4, 2011, the shareholders of Core Diversified Growth & Income Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Lifestyle Growth Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The Reorganization was intended to eliminate the underperforming Acquired Portfolio in favor of the Acquiring Portfolio that has a better performance record and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio was the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE AQUIRED PORTFOLIO	SHARES ISSUED BY THE AQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Growth Trust	Core Diversified Growth & Income Trust	$5,057,628	$208,072	417,151	435,974	$13,761,830,966	$13,766,888,594

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2011. See Note 5 for capital shares issued in connection with the above referenced reorganization.

Subsequent Event  On December 16, 2011, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the following reorganizations:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Balanced Trust	Lifestyle Growth Trust
Core Allocation Trust	Lifestyle Growth Trust
Core Disciplined Diversification Trust	Lifestyle Growth Trust
Core Balanced Trust	Lifestyle Growth Trust

A meeting of the shareholders of each Acquired Portfolio has been scheduled for April 17, 2012 to approve the respective reorganization. If approved, the reorganization is scheduled to occur immediately after the close of business on Friday April 27, 2012.

25

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust (formerly John Hancock Trust):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, which are part of John Hancock Variable Insurance Trust (the “Trust”), at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2012

26

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Variable Insurance Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Variable Insurance Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Variable Insurance Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

27

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

28

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

29

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies, if any, relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

30

Information Control Center
P.O. Box 772
Boston, MA 02117-0772

PRESORTED STD
U.S. POSTAGE
PAID
LOWELL, MA
PERMIT NO. 57

Management of the Trust

Trustees

James M. Oates,** Chairman
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Hassell H. McClellan**
Theron S. Hoffman**
Steven M. Roberts*
Grace K. Fey**
James R. Boyle†

* Member of the Audit Committee
** Member of the Compliance Committee
† Non-Independent Trustee

Officers

Hugh McHaffie, President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Michael J. Leary, Treasurer
Charles A. Rizzo, Chief Financial Officer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/11
2/12

1115014: 0212

American Funds®

The right choice for the long term®

American Funds Insurance Series®

Special feature

▶ See inside

Annual report for the year ended December 31, 2011

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

The summary investment portfolios (with the exception of Mortgage Fund and Cash Management Fund, which show a complete listing of portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. See the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

In this report

Special feature

Exploring your options:
A closer look at American Funds Insurance Series

Letter to investors

Fund reviews

Investment portfolios

Global Discovery FundSM

Global Growth FundSM

Global Small Capitalization FundSM

Growth FundSM

International FundSM

New World Fund®

Blue Chip Income and Growth FundSM

Global Growth and Income FundSM

Growth-Income FundSM

International Growth and Income FundSM

Asset Allocation FundSM

Global Balanced FundSM

Bond FundSM

Global Bond FundSM

High-Income Bond FundSM

Mortgage FundSM

U.S. Government/AAA-Rated Securities FundSM

Cash Management FundSM

Financial statements

Fellow investors:

A number of events challenged investors in 2011, including the devastating earthquake and tsunami in Japan, the U.S. federal budget deficit and credit downgrade, flooding in Thailand and, of course, the omnipresent European debt crisis.

Global markets tracked these situations, rising and falling as investors lost and regained confidence depending on the news. Most major stock markets were up at the year’s midpoint, before falling sharply in the third quarter. Many rallied somewhat in the fourth quarter, but few managed to erase earlier declines.

The U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, gained 2.09% for the year, which was among the best returns for developed markets. Of the countries in the MSCI World Index, only Ireland (+14.30%) and New Zealand (+6.35%) did better. All other developed countries were down for the year; overall, the index lost 5.02%. Not surprisingly, European countries fared the worst — Greece was down 62.67%, Austria lost 35.97% and Finland declined 31.00%. Aside from Ireland, the best European returns came from countries outside the euro zone: the United Kingdom (–2.52%) and Switzerland (–6.05%).

Developing markets did worse than their developed counterparts. Egypt (–46.86%), India (–37.17%), Turkey (–35.16%) and Hungary (–33.65%) were the major contributors to the 18.17% decline of the MSCI Emerging Markets Index. As in developed markets, only three countries finished the year ahead: Indonesia (+6.50%), Malaysia (+0.12%) and the Philippines (+0.10%). Returns for countries outside the U.S. are calculated in U.S. dollars with dividends reinvested. All the indexes are unmanaged and, therefore, have no expenses.

In U.S. fixed-income markets, investors favored higher quality bonds over more speculative issues: The Barclays Capital U.S. Aggregate Index, which measures investment-grade bonds, rose 7.84%, while the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which tracks corporate high-yield bonds, gained 4.96%. Emerging market bonds, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, were up 9.20%, compared with a 5.64% gain by the

American Funds Insurance Series

Barclays Capital Global Aggregate Index. As it has since December 2008, the Federal Reserve kept its target for the federal funds rate at 0% to 0.25%. The yield on the benchmark 10-year U.S. Treasury note ended the year at 1.89% — compared with 3.30% a year ago — only 17 basis points above the record low in September. The U.S. dollar rallied toward the end of the year, gaining against most currencies. The Japanese yen (+5.41%) and Hong Kong dollar (+0.09%) were the strongest major currencies versus the U.S. dollar; the Hungarian forint (–14.43%) and Indian rupee (–15.80%) were the weakest.

Reflecting global stock and bond market results, most of the equity-focused funds in American Funds Insurance Series lost ground in 2011, with funds emphasizing investments outside the U.S. losing the most. The bond funds in the series ended the year in positive territory.

Looking ahead
We expect that the volatile environment of 2011 will continue in 2012. The principal cause of recent investor worries, the European debt crisis, has still not been resolved, although several European countries have implemented austerity packages focused on public sector cuts and pay freezes and the sale of state assets. Further austerity measures are possible, including some in the U.S. While the European Central Bank appears more ready than before to provide liquidity to the system, it remains to be seen whether some countries will leave the euro currency union, or even default on their sovereign debt. Other challenges, such as the U.S. federal budget deficit, election year paralysis and slowing growth in China, may also continue to erode investor confidence.

However, there are reasons to be optimistic. Many U.S. companies reported record earnings and profits in 2011 and the unemployment rate declined in each of the four months from September to December. Overseas, Japan’s industrial production is back to normal and Thailand is making progress on restoring manufacturing output after the widespread flooding decimated some of its major industries. In January, China reported better-than-expected GDP data, and a bond sale by the European Financial Stability Facility, the euro zone’s temporary bailout fund, was well-received despite its downgrade by rating agency Standard & Poor’s.

The uncertain environment highlights the value of fundamental research to try to identify investments that can thrive in the long run despite challenging macro pressures. The funds in American Funds Insurance Series benefit from the experience of a global network of more than 250 investment professionals who conduct rigorous analysis of every company before and after investing.

We hope that knowing this, you can have confidence that your investments are well-managed. We would also remind you of the importance of remaining committed to a long-term investment plan and not being distracted by negative headlines.

Finally, it’s worth noting that the 2.09% positive return of the S&P 500 in 2011 came entirely from reinvested dividends, demonstrating the benefit of including dividend-paying investments in a diversified portfolio.

We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

James K. Dunton
Vice Chairman of the Board

Donald D. O’Neal
President

February 7, 2012

We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.

American Funds Insurance Series

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Discovery Fund saw a decrease of 7.13% for the 12 months ended December 31, 2011, while the S&P 500 rose 2.09% and the Global Service and Information Index lost 3.12%.

     The European debt crisis and concerns about slowing growth in India and China hurt many holdings outside the United States, which comprised about 36% of the portfolio at December 31. The fund’s almost 13% cash position was higher than typically held, which reflects our cautionary outlook for the near term, with many countries around the world struggling to resolve structural debt problems.

     Investments in utilities and telecommunication services companies aided the fund’s results. Stock selection mattered greatly in information technology, health care and consumer discretionary holdings as those results were mixed, with consumer discretionary being a positive contributor.

     The fund’s portfolio counselors have seen signs of encouragement in the recent economic data of the past quarter in the U.S. and in moves by some European countries to stabilize their troubled economies, but they remain very watchful about the long-term debt issues of each region.

Country diversification	(percent of net assets )
The Americas
United States	50.9%
Mexico	.7
51.6
Europe
United Kingdom	5.4
Ireland	3.6
Finland	1.9
Netherlands	1.6
Germany	1.2
Russia	1.0
Other	3.9
18.6

Asia/Pacific Basin
China	7.0
Hong Kong	1.7
South Korea	1.6%
Malaysia	1.3
India	1.1
Japan	1.1
Philippines	1.1
14.9
Other regions
Israel	1.3
South Africa	.7
2.0

Short-term securities & other
assets less liabilities	12.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	–6.91%	–7.13%
5 years	0.13	–0.13
10 years	4.63	4.37
Lifetime (since July 5, 2001)	3.73	3.47
Expense ratios	.60	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
3	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth Fund declined 8.89% for the 12 months ended December 31, 2011, while the MSCI ACWI (All Country World Index), which measures a broad range of developed and developing markets, declined 6.86%, and the MSCI World Index was down 5.02%. The fund’s portfolio counselors believe the MSCI ACWI more accurately reflects the universe of companies in which the fund invests and it will now be used as the primary benchmark.

      In a tough year for markets around the world, the fund’s holdings in the U.S. generally held up better than its holdings overseas. The ongoing debt crisis cast a pall over Europe, while holdings in China — where economic growth has slowed in response to the government’s inflation-taming measures — were also weak.

     Holdings in consumer staples and health care companies had the best results. The fund was helped by some holdings in Japan, where many companies have not only recovered from the devastating earthquake and tsunami but also from the recent flooding in Thailand, which is home to some Japanese companies’ manufacturing operations. The strong Japanese yen was also a benefit.

      Despite the global uncertainty, the fund’s portfolio counselors continue to find attractive investment opportunities and encourage investors to not be distracted by gloomy headlines.

Country diversification	(percent of net assets )
The Americas
United States	41.0%
Mexico	2.5
Canada	2.1
Brazil	.7
46.3
Europe
United Kingdom	5.7
France	4.7
Switzerland	3.6
Netherlands	3.1
Denmark	2.7
Germany	2.3
Belgium	1.9
Other	1.5
25.5

Asia/Pacific Basin
Japan	6.5%
China	3.3
Australia	2.3
Hong Kong	1.9
South Korea	1.8
Taiwan	1.3
India	1.1
Other	.7
18.9
Other regions
South Africa	2.7

Short-term securities & other
assets less liabilities	6.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	–8.66%	–8.89%
5 years	0.75	0.50
10 years	6.58	6.32
Lifetime (since April 30, 1997)	8.14	7.87
Expense ratios	.55	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Small Capitalization Fund waned 19.14% for the 12 months ended December 31, 2011. Its benchmark, the MSCI All Country World Small Cap Index, dropped 10.96%, while the fund’s peer group, the Lipper Global Small-Cap Funds Average, lost 12.63%.

     Reflecting continued caution about the global economic uncertainty, the fund’s portfolio counselors increased the fund’s cash position to 18.0% at December 31, compared with 8.6% at June 30.

     Emerging and developing markets, which make up a significant portion of the fund’s portfolio, were generally weak. Holdings of companies domiciled in the United States, China and the United Kingdom helped the fund’s results, while holdings in Italian-based companies trailed.

     The fund did find high ground in emerging and developing countries, highlighted by holdings in two Hong Kong companies that operate casinos in Macau. Other strong returns came from holdings in Ireland and South Korea.

     In this period of global structural debt problems and slowing economic growth, the fund’s portfolio counselors will continue to seek out companies with healthier balance sheets that have long-term growth prospects in both the developed and emerging marketplace.

Country diversification	(percent of net assets )
The Americas
United States	32.0%
Canada	4.1
Brazil	2.4
Other	.3
38.8
Asia/Pacific Basin
China	6.5
Hong Kong	4.9
South Korea	3.1
India	2.3
Thailand	2.2
Philippines	1.8
Singapore	1.7
Australia	1.7
Other	2.6
26.8

Europe
United Kingdom	7.7%
Germany	2.2
Ireland	1.6
Other	4.6
16.1
Other regions
Other	.3

Short-term securities & other
assets less liabilities	18.0

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	–18.94%	–19.14%
5 years	–1.81	–2.06
10 years	8.00	7.73
Lifetime (since April 30, 1998)	8.64	8.37
Expense ratios	.74	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth Fund declined 4.27% for the 12 months ended December 31, 2011, while the S&P 500 gained 2.09%.

      In a volatile year in which investors generally sought the safety of the largest blue chip companies, the defensive sectors of consumer staples and health care were the main contributors to the fund’s results, with consumer discretionary the only other sector providing a positive return for the fund. Weaker sectors included financials, energy and materials.

      As a group, larger companies in the portfolio did better than their midsized and smaller counterparts. Overall, holdings outside the U.S. were weak, with Canada the biggest drag on fund results.

      Encouraging data in the fourth quarter of 2011 suggests that the U.S. economic recovery may regain momentum and consumers could start spending again, which could benefit many of the consumer discretionary companies in the fund’s portfolio. The economic recovery should also bolster energy companies, and the fund’s portfolio counselors are looking for investment opportunities in this area.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	–4.06%	–4.27%	–4.21%
5 years	0.19	–0.06	0.01
10 years	4.29	4.03	4.10
Lifetime (since February 8, 1984)	12.00	11.70	11.80
Expense ratios	.34	.59	.52

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Fund lagged 13.96% for the 12 months ended December 31, 2011. Its benchmark index, the MSCI ACWI (All Country World Index) ex USA, lost 13.33%.

      Leading the way for the fund were consumer staples, energy and select information technology holdings, accelerated by returns from an investment in a U.K. tobacco company. Construction and engineering companies that benefit from industrial and infrastructure spending remained robust and were positive contributors to the fund. Also, holdings of companies domiciled in South Korea and Belgium were additive to the fund’s results, while holdings in France and Japan detracted.

      Amid unprecedented uncertainty in worldwide markets — with the European debt crisis and ongoing fears about slowing growth in China and other emerging markets — the fund’s portfolio counselors continue to believe that it is important to maintain a well-balanced portfolio. During gyrating and volatile markets such as these, short-term returns are often driven by market sentiment. Rather than being swept up by the short-term noise, the fund’s portfolio counselors will continue to try to identify investment opportunities that will provide superior results over the long term.

Country diversification	(percent of net assets )
Europe
United Kingdom	11.1%
Germany	7.8
France	7.8
Switzerland	7.6
Sweden	3.0
Ireland	2.2
Russia	2.2
Belgium	2.0
Netherlands	1.2
Other	2.7
47.6
Asia/Pacific Basin
Japan	9.2
China	7.3
South Korea	6.0
Hong Kong	4.4
India	4.0
Taiwan	1.4
Indonesia	1.1%
Other	2.4
35.8
The Americas
Mexico	2.0
Brazil	1.5
Canada	.2
3.7
Other regions
Israel	1.9
South Africa	1.5
3.4

Short-term securities & other
assets less liabilities	9.5

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	–13.76%	–13.96%	–13.85%
5 years	–1.48	–1.72	–1.65
10 years	6.42	6.15	6.23
Lifetime (since May 1, 1990)	7.94	7.66	7.74
Expense ratios	.53	.78	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

New World Fund saw a decline of 13.95% for the 12 months ended December 31, 2011. The MSCI ACWI (All Country World Index) lost 6.86% and the MSCI Emerging Markets Index dropped 18.17%.

     Developing market stocks trailed during the year as inflationary pressures rose in some countries, especially in Asia, and tighter monetary policies had an impact on economic growth. At December 31, six of the fund’s top 10 holdings were emerging market-domiciled.*

     Mitigating losses was a below-index weighting in financials, with a particular avoidance of beleaguered European and U.S. financials. Strong returns were realized by stock selection in information technology and consumer staples. Specific positive contributors included an Australian health care outfit, a Korean technology company and an Indonesian bank. Offsetting those relative winners were holdings in China and India.

     The portfolio counselors remain optimistic for 2012 because even in these uncertain periods, there are still rising living standards for millions of people who are consuming more goods, and any perceived weakness in the market is seen as creating potential opportunities for long-term investors.

*As classified by the MSCI Emerging Markets Index.

Country diversification	(percent of net assets )
Asia/Pacific Basin
China	6.7%
India	5.4
Japan	4.0
Australia	3.4
Indonesia	3.0
South Korea	2.2
Hong Kong	2.1
Philippines	1.2
Other	2.8
30.8
Europe
United Kingdom	5.7
Switzerland	4.1
Russia	3.0
Germany	2.4
France	2.2
Denmark	1.5
Turkey	1.4
Belgium	1.1
Poland	1.0%
Other	3.7
26.1
The Americas
United States	10.4
Mexico	5.6
Brazil	5.2
Colombia	1.2
Other	2.6
25.0
Other regions
South Africa	4.8
Other	1.2
6.0

Short-term securities & other
assets less liabilities	12.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2
1 year	–13.75%	–13.95%
5 years	3.21	2.95
10 years	11.46	11.19
Lifetime (since June 17, 1999)	9.01	8.74
Expense ratios	.78	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund declined 0.90% for the year ended December 31, 2011, compared with a 2.09% gain for the S&P 500.

     Concerns about the European sovereign debt crisis and slowing growth in emerging markets peaked in the third quarter. The negative sentiment hurt stocks around the world, including many well-established U.S. companies that derive large sales in the troubled areas.

     As investors sought safer havens, holdings in defensive sectors such as consumer staples, health care and utilities provided the fund’s best returns for the year. Energy companies continued to do well as demand remained steady. The fund also benefited from having a somewhat lower exposure to financial companies than the S&P 500.

     Information technology remains the fund’s largest sector concentration. Though many technology companies struggled in 2011, the fund’s portfolio counselors continue to believe the sector offers a combination of attractive dividend yields and growth potential.

     Looking ahead, the portfolio counselors are optimistic about the long-term prospects for high-quality, dividend-paying U.S.-based companies that make up the majority of the fund’s portfolio.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2
1 year	–0.63%	–0.90%
5 years	–1.35	–1.59
10 years	2.78	2.52
Lifetime (since July 5, 2001)	2.13	1.86
Expense ratios	.42	.67

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 4.85% for the 12 months ended December 31, 2011, while its new benchmark, the MSCI ACWI (All Country World Index), which the fund’s portfolio counselors believe better represents its portfolio, fell 6.86%. The former benchmark, the MSCI World Index, lost 5.02%.

      Defensive sectors such as consumer staples, health care and utilities provided the fund’s strongest returns. Some energy holdings also did well. On a country basis, holdings in Thailand and Indonesia had the highest returns, though the largest overseas contributor to the fund’s result was the United Kingdom. The fund benefited from relatively limited exposure to the struggling European financial sector.

      The fund’s return over its lifetime, an unnaturally volatile period that includes the recent market decline and recovery, is ahead of its benchmark index. As global uncertainty continues, the portfolio counselors believe the strategy of investing in dividend-paying companies can continue to grow investors’ capital over time. Stock market valuations around the world remain reasonable by historic standards, offering plenty of attractive opportunities.

Country diversification	(percent of net assets )
The Americas
United States	47.3%
Canada	6.2
Mexico	.4
53.9
Europe
United Kingdom	7.4
France	4.4
Netherlands	2.6
Switzerland	1.5
Germany	1.1
Other	2.5
19.5
Asia/Pacific Basin
Australia	4.5
China	3.8
Japan	3.0%
Singapore	1.5
Taiwan	1.4
Hong Kong	1.4
Thailand	1.4
Other	2.0
19.0
Other regions
South Africa	1.4

Bonds, short-term securities & other
assets less liabilities	6.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	–4.68%	–4.85%
5 years	–0.07	–0.30
Lifetime (since May 1, 2006)	1.72	1.48
Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
2	The indexes are unmanaged and, therefore, have no expenses.

American Funds Insurance Series

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth-Income Fund declined 1.83% for the 12 months ended December 31, 2011, compared with a 2.09% gain for the S&P 500.

      In a difficult year for stocks around the world, larger U.S. companies in defensive sectors such as health care, consumer staples and utilities provided the fund’s best results for the year. A strong final quarter, in which all the fund’s industry sectors advanced, couldn’t quite overcome losses from the third quarter, when investors sought the safety of larger U.S. companies because of the European debt crisis and slowing growth in Asia.

     Given the significant declines overseas, the fund’s holdings outside the U.S. generally detracted slightly from results, though holdings in the United Kingdom added some value.

      Looking ahead, the fund’s portfolio counselors expect that U.S. stocks, the fund’s primary focus, will continue to offer the best returns. While many U.S. companies reported record profits and earnings in 2011, markets overseas continue to face challenges. The European debt crisis is still unresolved and recent measures to kick-start some Asian economies have yet to take effect.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	–1.60%	–1.83%	–1.77%
5 years	–1.04	–1.29	–1.22
10 years	3.41	3.15	3.22
Lifetime (since February 8, 1984)	10.49	10.19	10.29
Expense ratios	.28	.53	.46

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Growth and Income Fund declined 8.71% for the 12 months ended December 31, 2011, ahead of its new benchmark, the MSCI ACWI (All Country World Index) ex USA, which fell 13.33%. The fund’s portfolio counselors believe this index, which measures both developed and developing markets, better represents the fund’s portfolio than the index formerly used as a comparison, the MSCI World ex USA Index, which measures only developed country markets. That index declined 11.78% for the year.

      In a difficult year for markets around the world, particularly in Europe, the fund was helped by investments in defensive sectors such as consumer staples, with tobacco companies among the top contributors to results.

      Amid unprecedented uncertainty, with no end in sight to the European debt crisis and ongoing fears about slowing growth in China and other emerging markets, the fund’s portfolio counselors continue to maintain a well-balanced portfolio, with an emphasis on defensive investments.

     In this environment, when stock markets are so volatile and offering little or no capital appreciation, the fund’s focus on dividend-paying companies can provide investors some positive return.

Country diversification	(percent of net assets )
Europe
United Kingdom	22.8%
Sweden	9.1
France	3.7
Germany	3.3
Switzerland	3.2
Netherlands	3.0
Ireland	2.1
Russia	1.7
Finland	1.5
Other	2.6
53.0

Asia/Pacific Basin
Hong Kong	5.0
Australia	4.8
Taiwan	4.8
China	4.4
Japan	3.7
Singapore	3.3
Indonesia	1.4%
Thailand	1.1
Other	1.1
29.6

The Americas
United States	6.1
Canada	1.5
Brazil	.4
Mexico	.4
8.4

Other regions
Israel	.1

Short-term securities & other
assets less liabilities	8.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	–8.51%	–8.71%
Lifetime (since November 18, 2008)	14.01	13.73
Expense ratios	.73	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Asset Allocation Fund gained 1.30% for the 12 months ended December 31, 2011. Its benchmark indexes, the S&P 500 for stocks and the Barclays Capital U.S. Aggregate Index for bonds, rose 2.09% and 7.84%, respectively.

      The fund’s portfolio counselors continue to favor equities, which accounted for nearly 75% of the portfolio at December 31. Fixed-income holdings comprised about 21%.

      Highlighting the year were holdings in health care, consumer staples and telecommunication services, which were all additive. Comparative weakness was found in the energy and materials sectors. Gains in fixed income were paced by agency mortgage-backed securities and investment-grade (BBB-/Baa3 or above) corporate bonds.

      With approximately 84% of the fund’s investments being held in companies domiciled within the United States, the relative strength of the U.S. markets since October led to a positive year-end snapshot of the fund.

      In these turbulent economic times, the fund’s portfolio counselors emphasize the relevance of having a professionally managed portfolio. Maintaining a long-term outlook and not getting distracted by undulations in the market and day-today market headlines are key methods of approach for investors.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2	Class 3
1 year	1.56%	1.30%	1.36%
5 years	1.45	1.20	1.26
10 years	4.64	4.38	4.45
Lifetime (since August 1, 1989)	7.80	7.52	7.61
Expense ratios	.31	.56	.49

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Balanced Fund began operations on May 2, 2011. Through December 31, 2011, the fund declined 5.97%. The MSCI ACWI (All Country World Index), which measures global stocks, fell 14.67% over the same period and the Barclays Capital Global Aggregate Index, a measure of investment-grade bonds, rose 1.04%. The 60/40 MSCI/Barclays Capital Index3 lost 8.44%.

      The fund’s launch coincided with the end of a broad rally that had seen most markets achieve strong gains for several months. Since that time, challenging developments such as the U.S. credit downgrade and the threat of debt contagion in Europe have occurred.

     As a result, the fund’s portfolio counselors invested assets slowly in companies with strong balance sheets. The fund had practically no exposure to the besieged financials sector and held a sizable cash position, which helped.

     Holdings in consumer staples and utilities added to the fund’s results, while holdings in materials detracted. Investments in companies domiciled in the U.S., the U.K. and Thailand led the way, while investments in France lagged.

     The fund’s deliberate approach of searching globally for both equity and fixed-income investments leaves its portfolio counselors optimistic about putting long-term investors’ money to work, gradually over time.

Currency diversification		(percent of net assets)
	Common stocks	Bonds & notes	Total
U.S. dollars	23.7%	16.3%	40.0%
Euros	8.3	4.6	12.9
British pounds	5.1	1.2	6.3
Japanese yen	1.5	4.0	5.5
Canadian dollars	2.7	.7	3.4
Swiss francs	2.3	—	2.3
Singapore dollars	1.0	1.3	2.3
New Taiwan dollars	2.2	—	2.2
Hong Kong dollars	2.0	—	2.0
Swedish kronor	.7	1.2	1.9
Other currencies	5.8	3.7	9.5
Short-term securities	17.3
Forward currency contracts			.1
Other assets less liabilities			(5.7)
			100.0%

Total returns based on a $1,000 investment for period ended December 31, 2011

	Class 1	Class 2
Lifetime (since May 2, 2011)	–5.89%	–5.97%
Expense ratios	.692	.942

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	From May 2, 2011, commencement of operations. The ratios are annualized.
3	The 60/40 MSCI/Barclays Capital Index blends the MSCI ACWI (All Country World Index) with the Barclays Capital Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

American Funds Insurance Series

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Bond Fund gained 6.10% for the 12 months ended December 31, 2011, slightly behind the benchmark increase of 7.84% as measured by the Barclays Capital U.S. Aggregate Index.

      All sectors of the bond market were positive for the year. The biggest driver of returns was lower interest rates and exposure to more interest rate risk, which was a positive for the fund. The portfolio counselors increased allocation to agency mortgage-backed and commercial mortgage-backed securities, which helped the fund.

      High-yield corporate bonds were mixed, and European financial fixed-income holdings detracted from fund results, but the fund maintained a highly defensive position regarding these holdings. Corporate holdings that showed the most strength were in media, oil, gas & consumable fuels and real estate investment trusts (REITs). The fund had a lower exposure to Treasuries, in which yields are at historic lows.

      The fund’s portfolio counselors believe there is still a substantial amount of risk that must be dealt with in the United States and Europe, and the long-term deleveraging that needs to occur in a disciplined manner will create a headwind for the economy. However, given the unstable landscape, the fund’s diversification is quite high, and that strategy continues to be prudent.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	6.41%	6.10%
5 years	3.83	3.56
10 years	5.12	4.85
Lifetime (since January 2, 1996)	5.49	5.23
Expense ratios	.38	.63

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Bond Fund gained 4.54% for the 12 months ended December 31, 2011, while its benchmark, the Barclays Capital Global Aggregate Index, rose 5.64%. The fund’s peer group, the Lipper Global Income Funds Average, gained 3.68%.

       The strengthening Japanese yen, one of the few currencies to gain against the U.S. dollar in 2011, helped mitigate weakness in the fund’s euro zone holdings, which were hurt by the ongoing European debt crisis. The U.S. dollar became stronger toward the end of the year, while emerging market bonds, in which the fund has significant investments, weakened somewhat.

       During the year, the fund’s portfolio counselors added to holdings in several areas, including the United Kingdom, Eastern Europe and Asia, particularly Japan. At the same time, they significantly reduced holdings in the euro zone countries.

      The fund’s flexibility to invest in all areas of the bond market, including government and corporate bonds, has helped it weather the global economic uncertainty, while providing attractive opportunities that could benefit investors when economic growth picks up again.

	(percent of net assets)
Currency weighting (after hedging) by country

United States1		52.0%
Japan		17.9
EMU2		9.0
South Korea		3.6
United Kingdom		3.3
Malaysia		3.0
Mexico		2.5
Poland		1.4
Singapore		1.3
Hungary		1.1
Sweden		1.1
Canada		.8
Australia		.7
Other		2.3
Total		100.0%

Non-U.S. government bonds by country

Japan		14.1%
EMU2:
Germany	6.1%
Netherlands	2.0
Belgium	1.5
Spain	1.5
Other	2.3	13.4

South Korea		3.6
Mexico		3.2
United Kingdom		3.1
Malaysia		3.0
Poland		2.2
Canada		1.8
Other		7.5
Total		51.9%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2
1 year	4.86%	4.54%
5 years	6.67	6.40
Lifetime (since October 4, 2006)	6.86	6.58
Expense ratios	.56	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	Includes U.S. dollar-denominated debt of other countries, totaling 9.4%.
European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
The index is unmanaged and, therefore, has no expenses.
Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of .25%.

American Funds Insurance Series

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

High-Income Bond Fund gained 1.92% for the 12 months ended December 31, 2011, trailing the 4.96% increase of its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index.

      The high-yield bond market was strong for the first half of the year before weakening in June on concerns about slowing growth in the United States and overseas. Spreads narrowed in the first few months but began to widen in early May as investors shifted to Treasuries and other lower risk options.

      The fund took a more defensive position at the end of the year as further concerns about companies’ capital adequacy and price erosion among the fund’s holdings took effect. However, default rates in holdings were still extremely low.

      Corporate bond holdings in media, information technology and food & staples retailing aided the fund’s results, while holdings in oil, gas & consumable fuels detracted.

      Looking forward, the fund’s portfolio counselors express concern about the ability of companies to support capital structures and debt on their balance sheets. However, they are optimistic that their research and attention to risk will continue to help them identify attractive investment opportunities.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	2.18%	1.92%	1.97%
5 years	4.96	4.69	4.78
10 years	7.35	7.07	7.15
Lifetime (since February 8, 1984)	9.44	9.09	9.25
Expense ratios	.47	.72	.65

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Mortgage Fund gained 4.60% from its inception on May 2, 2011, through December 31. Over the same period, the Barclays Capital U.S. Mortgage-Backed Securities Index rose 4.51%.

      The fund was not fully invested in mortgage-related securities in 2011, holding a small but core position in long-duration U.S. Treasuries throughout most of the period. Both these portfolio positions helped results.

      Looking ahead, U.S. Treasury yields are low and there are increasingly few high-quality alternatives to Treasuries. Agency mortgages currently yield more than 1.0% above similar-duration Treasuries and should be well-supported in this market environment.

      More than 70% of the fund’s assets were invested in agency mortgages at December 31, putting the fund in a good position to potentially take advantage of any agency mortgage spread compression versus U.S. Treasuries. In 2012, mortgages may also benefit from increased purchases by the Federal Reserve as it continues to attempt to jump-start economic activity in the U.S. by lowering mortgage rates.

Breakdown of mortgage-backed obligations	(percent of net assets)

30-year pass-throughs:
Fannie Mae	12.3%
Freddie Mac	28.8
Ginnie Mae	15.8	56.9%
15-year pass-throughs		10.1
Other		5.0
Total		72.0%

Total returns based on a $1,000 investment for period ended December 31, 2011

	Class 1	Class 2
Lifetime (since May 2, 2011)	4.78%	4.60%
Expense ratios	.42	.67

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The index is unmanaged and, therefore, has no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
3	From May 2, 2011, commencement of operations. The ratios are annualized.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 7.58% for the year ended December 31, 2011, slightly trailing the 7.74% return of the Barclays Capital U.S. Government/Mortgage-Backed Securities Index. The fund is using this index as its benchmark because it better reflects the universe in which the fund invests than did the previous benchmark, the Citigroup Treasury/Government Sponsored/ Mortgage Index, which rose 7.81%.

     U.S. Treasuries and government agency bonds were the major contributors to the fund’s return, benefiting from the flight to quality by investors concerned about slowing U.S. economic growth and the European debt crisis. Mortgage-backed bonds lagged somewhat as investors favored longer term issues.

     The fund’s portfolio counselors gradually increased holdings in mortgage-backed bonds, from 39.7% at December 31, 2010, to 55.7% at year-end. Mortgage-backed bonds typically offer more yield than other government-backed bonds.

      Finally, it’s worth noting that the fund’s return for the year is significantly higher than those of the two major broad U.S. stock market indexes (S&P 500 and NASDAQ), and its average annual total return over the past 10 years also exceeds those of both indexes, demonstrating the value of adding U.S. government securities to a balanced portfolio.

Breakdown of mortgage-backed obligations	(percent of net assets)

30-year pass-throughs:
Fannie Mae	24.9%
Freddie Mac	11.0
Ginnie Mae	6.1	42.0%
15-year pass-throughs		8.7
Other		5.0
Total		55.7%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	7.85%	7.58%	7.56%
5 years	6.23	5.97	6.03
10 years	5.32	5.06	5.13
Lifetime (since December 2, 1985)	6.87	6.56	6.68
Expense ratios	.34	.59	.52

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1	The indexes are unmanaged and, therefore, have no expenses.
2	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Cash Management Fund declined 0.53% for the 12 months ended December 31, 2011.

      Interest rates remained historically low throughout the year, while the fund’s expenses continued to exceed its income.

     As we have noted in recent reports, the fund is not guaranteed to maintain a stable net asset value, so periods of negative returns are possible. Most investors use the fund to hold assets while transferring between funds or to mitigate the volatility that can be expected from investments in stocks and bonds.

Where the fund’s assets were invested as of December 31, 2011

Federal agency discount notes	40.2%
U.S. Treasuries	39.6
Commercial paper	20.8
Other assets less liabilities	(.6)
Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011
	Class 1	Class 2	Class 3
1 year	–0.26%	–0.53%	–0.35%
5 years	1.31	1.06	1.14
10 years	1.71	1.47	1.53
Lifetime (since February 8, 1984)	4.26	3.97	4.08
Expense ratios	.33	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

As of December 31, 2011, Cash Management Fund’s annualized seven-day SEC yield was –0.26% for Class 1 shares; –0.52% for Class 2 shares; and –0.44% for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

American Funds Insurance Series

Exploring your options:

A closer look at American Funds Insurance Series

Two new funds were added to American Funds Insurance Series (AFIS) in 2011, bringing the series' choices to 18. We thought it would be useful to see how the new funds fit into the lineup and to review all the funds in the series to help you and your financial adviser build a portfolio to pursue your long-term goals.

American Funds Insurance Series

Many funds have similar names or objectives, so it can be difficult to tell them apart. But a closer look reveals characteristics that can help. It’s important to remember that the funds are actively managed, so holdings will change over time. First, let’s take a quick look at the new funds.

Global Balanced Fund is the first AFIS fund to invest significantly in stocks and bonds globally. It aims to provide long-term growth of capital, conservation of principal and current income from investments around the world, including emerging and developing countries.

 “Global Balanced Fund allows investors to take full advantage of Capital Research and Management Company’s extensive global research capabilities in a single investment,” says Jody Jonsson, the fund’s lead portfolio counselor. “An investor can choose this one fund and not have to make his or her own decisions about whether to be invested in the U.S. or globally, whether to be in developed or developing markets, or whether to be in equities or bonds. It simplifies the investment decision.”

Mortgage Fund invests primarily in mortgage-related securities, including residential mortgage-backed bonds and commercial mortgage-backed securities. At least 80% of the mortgage-related securities are sponsored or guaranteed by the U.S. government, or are non-government securities that are rated AAA or Aaa.

 “Variable annuities are an efficient way to invest in mortgage-backed securities because their tax-deferred nature preserves all of the investment return until it is withdrawn,” explains portfolio counselor Wesley Phoa. “Mortgage Fund seeks to provide a reliable income stream from investments in high-quality securities.”

SEC yield vs. distribution rate

The SEC yield shows a fund’s income yield over the past 30 days. Commonly used for bond funds, the SEC yield is not as useful for funds that invest mainly in equities and don’t pay monthly dividends.

The distribution rate is a better income measurement for equity funds, particularly growth funds that pay dividends only once a year, because it is based on a fund’s dividend payments over an entire 12-month period.

See tables on following pages.

American Funds Insurance Series

Growth funds

Growth funds aim to increase investors’ principal over time by investing in stocks of companies that are believed to have strong potential for appreciation. These companies often are growing sales or earnings at above-average rates and are less focused on dividend income. While growth funds may have the potential to produce the highest returns, they are also likely to be more volatile than funds in other categories.

Global Discovery Fund
Objective: Long-term growth of capital. Current income is a secondary consideration.
Global Discovery Fund focuses on companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving economy. Since Global Discovery Fund invests more in companies in cyclical sectors, its results are likely to be more volatile than the other AFIS growth funds.

Global Growth Fund
Objective: Long-term growth of capital.
Global Growth Fund focuses on large companies with global operations. Because of this, it has the largest weighted average market capitalization of the growth funds, indicating that it invests more heavily in larger, well-established companies. The fund can invest anywhere in the world, though it tends to have fewer holdings in developing countries than most of the other AFIS growth funds.

Global Small Capitalization Fund
Objective: Long-term growth of capital.
 Global Small Capitalization Fund can invest anywhere in the world, including developing countries. The smaller companies that are the fund’s focus tend to be more volatile, although they may also offer more opportunity for growth. Global Small Capitalization Fund has the most holdings of all funds in the series.

Growth Fund
Objective: Growth of capital.
 Growth Fund focuses on companies that appear to offer superior opportunities for growth of capital. It invests more of its assets in the U.S. than the other AFIS growth funds, though it may invest up to 25% of assets outside the U.S. Growth Fund has become the largest fund in the series.

Growth funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Global	44.2	36.2	6.7	—	12.9	14.8	United States	50.9	Information tech.	21.0	11.4	0.46	0.43
Discovery Fund							China	7.0	Consumer disc.	14.4
							United Kingdom	5.4	Health care	12.5

Global Growth	41.0	52.4	—	—	6.6	14.0	United States	41.0	Consumer disc.	16.2	29.2	1.30	1.45
Fund							Japan	6.5	Information tech.	14.1
							United Kingdom	5.7	Financials	12.8

Global Small	27.9	50.0	4.1	—	18.0	21.3	United States	32.0	Consumer disc.	16.2	1.2	0.29	1.56
Capitalization							United Kingdom	7.7	Industrials	11.6
Fund							China	6.5	Information tech.	10.4

Growth Fund	71.3	18.3	—	—	10.4	3.5	United States	71.3	Consumer disc.	18.5	20.5	0.48	0.65
							Canada	8.2	Information tech.	14.9
							United Kingdom	1.9	Energy	12.7

International	—	90.4	—	0.1	9.5	28.3	United Kingdom	11.1	Financials	14.4	25.4	2.05	2.03
Fund							Japan	9.2	Health care	12.0
							Germany	7.8	Industrials	11.2

New World	10.4	67.6	—	9.9	12.1	46.5	United States	10.4	Consumer staples	16.1	18.8	1.36	1.93
Fund							China	6.7	Consumer disc.	10.7
							United Kingdom	5.7	Health care	9.7

1	Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2	The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

   American Funds Insurance Series

Sectors
The companies in which the funds invest are grouped into 10 global industry classification sectors, each of which is composed of smaller industry groups. For example, containers and packaging, chemicals and mining are a few of the industries in the materials sector.

Defensive sectors are typically more resilient during market declines because they include industries with companies that provide products and services that are in demand in all economic conditions. Some of these industries include food (consumer staples sector), medicines (health care sector), phone service (telecommunication services sector) and power (utilities sector).

Cyclical sectors tend to do better in times of economic growth. During these periods, when consumers have more money to spend, the consumer discretionary sector is likely to benefit. Industries in this sector include auto manufacturing, hotels and restaurants and leisure equipment. Business expansion in strong markets helps companies in the energy and materials sector that benefit from increased demand for resources.

Please note that none of the funds in American Funds Insurance Series are “sector funds,” which invest most or all of their assets in a specific sector or industry. The funds in American Funds Insurance Series are managed with a conservative approach consistent with diversified, long-term investing. Sector funds are generally not consistent with this philosophy.

International Fund
Objective: Long-term growth of capital.
International Fund invests almost exclusively in stocks of companies outside the U.S., with meaningful exposure to emerging and developing countries. Its holdings tend to be larger, well-known companies with growth potential, representing a broad range of sectors.

New World Fund
Objective: Long-term capital appreciation.
New World Fund takes a three-pronged approach. It invests at least 35% of assets in companies based in developing economies and/or markets, invests in developed country companies that derive significant revenue from developing countries, and also has the flexibility to invest in developing market bonds to reduce volatility. At December 31, investments in China, India, Brazil and Mexico accounted for almost a quarter of the fund’s assets. New World Fund is the only growth fund in the series that has a portfolio counselor who invests solely in bonds.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results, and information about your insurance contract, go to the website of the company that issued your contract.

American Funds Insurance Series

Growth-and-income funds

Growth-and-income funds invest in a mix of companies with the goal of providing above-average total return through a combination of growth of principal and income. Holdings will vary from growth-oriented companies to those with a history of paying dividends. An overall objective is to provide current income that is at least comparable to that of major market indexes. Because dividend-paying companies tend to be larger and well-established, growth-and-income funds typically have been less volatile than growth funds.

Blue Chip Income and Growth Fund
Objective: To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

As its name implies, Blue Chip Income and Growth Fund invests primarily in large, high-quality, well-established U.S. companies with a history of financial strength and a record of paying regular dividends. Its holdings include many household names. The fund will, at all times, be at least 90% invested in equities. It may invest up to 10% of assets in larger companies based outside the U.S. as long as they are listed or traded in the U.S.

Global Growth and Income Fund
Objective: To provide long-term growth of capital while providing current income.

     Global Growth and Income Fund offers significant exposure to companies in the U.S. as well as outside the U.S., where dividend yields have historically been higher. The fund invests primarily in larger, well-established companies that the portfolio counselors believe will be relatively resilient during market declines.

Growth-Income Fund
Objective: To achieve long-term growth of capital and income.
 Growth-Income Fund represents the distillation of the investment adviser’s 80-year history of managing growth-and-income portfolios. It is designed to provide long-term, above-average returns with a combination of income and capital appreciation. Growth-Income Fund is the oldest and largest of the growth-and-income funds in the series. Like Blue Chip Income and Growth Fund, Growth-Income Fund invests in many well-known dividend-paying companies, 85% of which must be based in the U.S. The fund places greater emphasis on investments in companies with the potential for growth.

International Growth and Income Fund
Objective: To provide long-term growth of capital while providing current income.
International Growth and Income Fund invests at least 90% of assets in markets outside the U.S. The fund focuses on strong, dividend-paying companies. Consumer staples, telecommunications and utilities companies were among the larger holdings at December 31. The fund’s holdings include a significant allocation of companies in developing markets.

Growth-and-income funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Blue Chip	86.3	6.9	—	—	6.8	—	United States	86.3	Information tech.	19.0	58.5	2.09	1.81
Income and							United Kingdom	5.5	Industrials	13.5
Growth Fund							Switzerland	0.7	Consumer staples	12.2
Global Growth	47.3	46.5	0.8	0.5	4.9	10.8	United States	48.1	Financials	13.6	27.2	2.39	2.86
and Income							United Kingdom	7.4	Consumer disc.	13.2
Fund							Canada	6.2	Industrials	10.5
Growth-Income	79.5	8.9	0.3	—	11.3	0.5	United States	79.8	Information tech.	16.8	36.9	1.66	1.63
Fund							United Kingdom	3.5	Consumer disc.	13.9
							France	1.2	Industrials	13.1
International	6.1	79.8	—	5.2	8.9	16.4	United Kingdom	22.8	Consumer staples	15.7	21.5	2.86	3.00
Growth and							Sweden	9.1	Consumer disc.	11.0
Income Fund							United States	6.1	Utilities	9.5

1
Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2	The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

  American Funds Insurance Series

Asset allocation/balanced funds

Asset allocation and balanced funds are similar in that both invest in stocks, bonds and cash with the goals of providing growth, income and conservation of principal. A balanced fund typically invests more assets in bonds than an asset allocation fund. Asset allocation/balanced funds have tended to be less volatile than growth-and-income funds.

Asset Allocation Fund
Objective: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
 Asset Allocation Fund has the series’ widest flexibility to invest in stocks and bonds around the world, including developing markets, and its allocations in the major asset classes are likely to fluctuate more than other AFIS funds. For example, over the past 10 years the fund’s U.S. equity exposure has ranged from 46% to 67% of assets, investments in stocks have ranged from 53% to 77%, in bonds from 20% to 29%, and holdings in cash have ranged from a low of 3% to a high of 20%.
The fund’s largest holdings include many well-known companies from a broad range of industries.

Global Balanced Fund
Objective: Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
As noted earlier, Global Balanced Fund offers exposure to stocks and bonds around the world as the fund’s portfolio counselors strive to provide both growth and income while maintaining principal. The fund’s current sector allocations reflect those goals with the largest sector being industrials, followed by energy, health care, consumer staples and information technology, all within a fairly narrow range.

Credit quality and duration

Two common measures of bonds are credit quality ratings and duration.
Credit quality is used to indicate the financial strength of an issuer, or the likelihood that it will be able to meet its payment obligations. Ratings typically range from AAA/ Aaa (highest) to D (lowest) and are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and Fitch. U.S. Treasuries and government obligations are regarded as having the lowest risk, while corporate securities rated BBB/Baa and above are considered to have little risk. Issuers of bonds with lower ratings are considered to be more likely to miss payments, or even default, with the likelihood increasing as the economy weakens.

Duration is a measure generally used to gauge potential volatility based on changes in interest rates. A fund with a shorter duration is likely to be less affected by interest rate increases and, therefore, should be less volatile than a fund with a longer duration.

Asset allocation/balanced funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Asset Allocation	64.4	10.4	19.3	2.0	3.9	3.5	United States	83.7	Information tech.	10.6	38.5	2.16	1.95
Fund							Netherlands	1.9	Energy	9.9
							France	1.4	Consumer disc.	9.9

Global	21.8	33.5	13.8	19.2	11.7	12.8	United States	35.6	Industrials	8.7	40.7	1.63	—3
Balanced Fund							United Kingdom	6.7	Energy	6.4
							Germany	6.0	Health care	6.2

1	Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2	The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.
3	The 12-month distribution rate is not available because the fund is less than one year old.

        American Funds Insurance Series

Bond funds

Bond funds seek to provide income with conservation of principal through investments in fixed-income securities issued by governments and companies. Bond funds are usually the most stable funds, with lower returns than funds that invest in stocks. However, lower rated corporate bonds can be as volatile as the stocks of the companies that issue them.

Bond Fund
Objective: To provide as high a level of current income as is consistent with the preservation of capital.
 Bond Fund is the most broadly diversified fixed-income fund in AFIS. It provides exposure to mortgage-backed securities, U.S. Treasuries and corporate bonds, including some rated below investment-grade.

Global Bond Fund
Objective: To provide, over the long term, a high level of total return consistent with prudent investment management.
Global Bond Fund is broadly diversified among high-quality bonds but adds more exposure to holdings outside the U.S., which makes it more susceptible to currency fluctuations.

High-Income Bond Fund
Objective: The fund’s primary objective is to provide a high level of current income. Its secondary objective is capital appreciation.
High-Income Bond Fund offers the most potential for capital appreciation from investments in corporate bonds, primarily rated below investment-grade. This fund is likely to be the most volatile of the AFIS bond funds, particularly during periods of stock market weakness.

Mortgage Fund
Objective: To provide current income and preservation of capital.
 Mortgage Fund invests primarily in high-quality mortgage-related securities that are backed or guaranteed by the U.S. government, and non-government mortgage-related securities that are rated AAA or Aaa. It is generally less sensitive to interest rate changes than U.S. Government/AAA-Rated Securities Fund.

U.S. Government/AAA-Rated Securities Fund
Objective: To provide a high level of current income consistent with preservation of capital.
U.S. Government/AAA-Rated Securities Fund invests at least 80% of assets in securities guaranteed by the “full faith and credit” pledge of the U.S. government, including U.S. Treasuries and government-backed securities, or debt securities rated AAA/Aaa. It has the lowest credit risk of the AFIS bond funds.

Cash Management Fund
Objective: To provide income on cash reserves while preserving capital and maintaining liquidity.
 Cash Management Fund invests in a diversified mix of high-quality money market instruments. Investors typically use the fund as a holding account.

Bond funds
				Percent of net assets as of December 31, 2011							Yields (%)2
							Credit ratings1
											Ann.	12-
		Non-				U.S.		Below		Average	30-day	month
	U.S.	U.S.				Treas/govt	Investment-	investment-		duration	SEC	dist.
	bonds	bonds	Cash	Top 3 countries		agencies	grade	grade	Unrated	(years)	yield	rate
Bond Fund	79.9	15.1	5.0	United States	79.9	57.6	32.5	4.8	0.1	4.2	2.37	3.06
				United Kingdom	2.2
				Australia	1.3
Global Bond Fund	34.2	60.5	5.3	United States	34.2	22.2	65.5	6.2	0.8	4.9	2.28	2.82
				Japan	14.1
				Germany	7.4
High-Income	78.3	12.7	7.5	United States	79.6	0.1	4.5	84.1	2.3	3.3	8.41	8.35
Bond Fund3				United Kingdom	2.7
				Italy	1.6
Mortgage Fund	85.8	1.2	13.0	—		85.8	1.2	—	—	2.2	0.60	—4
U.S. Government/	94.1	0.3	5.6	—		93.9	0.3	—	0.2	3.7	1.24	1.74
AAA-Rated
Securities Fund

1
 If agency ratings differ, the security will be considered to have received the highest of those ratings consistent with the fund’s investment policies. (For High-Income Bond Fund, such securities are placed in the lowest category.) Securities in the Unrated category have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies.

2
The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

3	May also invest in equities, which represented 1.5% of net assets at December 31, 2011.
4	The 12-month distribution rate is not available because the fund is less than one year old.

 American Funds Insurance Series

Global Discovery Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets		Percent of net assets
Apple	3.65%	Comcast	1.90%
ENN Energy Holdings	3.65	Crown Castle International	1.76
Groupon	2.42	Samsung Electronics	1.60
Ryanair Holdings	2.26	ASML Holding	1.58
Google	2.25	Alere	1.43

Common stocks — 80.23%
	Shares	Value (000)	Percent of net assets
Information technology — 21.03%
Apple Inc.1	20,700	$8,383	3.65%
Google Inc., Class A1	8,000	5,167	2.25
Samsung Electronics Co. Ltd.2	4,000	3,681	1.60
ASML Holding NV	86,000	3,615	1.58
Visa Inc., Class A	30,000	3,046	1.33
Baidu, Inc., Class A (ADR)1	23,000	2,679	1.17
Mail.ru Group Ltd. (GDR)1	90,000	2,340	1.02
SINA Corp.1	45,000	2,340	1.02
Trimble Navigation Ltd.1	45,000	1,953.85
Gemalto NV	40,000	1,945.85
AAC Technologies Holdings Inc.	776,000	1,743.76
Other securities		11,364	4.95
		48,256	21.03

Consumer discretionary — 14.42%
Groupon Inc., Class A1,2	316,556	5,551	2.42
Comcast Corp., Class A, special nonvoting shares	150,000	3,534
			1.90
Comcast Corp., Class A	35,000	830
Paddy Power PLC	55,000	3,169	1.38
Daily Mail and General Trust PLC, Class A, nonvoting	500,000	3,104	1.35
Amazon.com, Inc.1	16,000	2,770	1.21
Las Vegas Sands Corp.1	55,000	2,350	1.03
Garmin Ltd.	50,000	1,990.87
Time Warner Inc.	50,000	1,807.79
John Wiley & Sons, Inc., Class A	40,000	1,776.77
Other securities		6,203	2.70
		33,084	14.42

Health care — 12.48%
Alere Inc.1	142,000	3,279	1.43
Edwards Lifesciences Corp.1	45,000	3,181	1.39
Allergan, Inc.	35,000	3,071	1.34
Teva Pharmaceutical Industries Ltd. (ADR)	72,000	2,906	1.27
Forest Laboratories, Inc.1	95,200	2,881	1.25
Medco Health Solutions, Inc.1	45,000	2,516	1.10
Hologic, Inc.1	100,000	1,751.76
Other securities		9,049	3.94
		28,634	12.48

Financials — 10.54%
Sampo Oyj, Class A	125,000	3,101	1.35
AIA Group Ltd.	711,000	2,220.97
State Street Corp.	50,000	2,016.88
Marsh & McLennan Companies, Inc.	60,000	1,897.82
Other securities		14,962	6.52
		24,196	10.54

American Funds Insurance Series

Global Discovery Fund

Common stocks
	Shares	Value (000)	Percent of net assets
Industrials — 6.14%
Ryanair Holdings PLC (ADR)1	186,400	$5,193	2.26%
AirAsia Bhd.	2,600,000	3,092	1.35
Other securities		5,816	2.53
		14,101	6.14

Utilities — 5.15%
ENN Energy Holdings Ltd.	2,610,000	8,368	3.65
International Power PLC	350,000	1,833.80
Other securities		1,604.70
		11,805	5.15

Telecommunication services — 3.45%
Crown Castle International Corp.1	90,000	4,032	1.76
Other securities		3,879	1.69
		7,911	3.45

Materials — 1.85%
Monsanto Co.	25,000	1,752.76
Other securities		2,504	1.09
		4,256	1.85

Other — 0.94%
Other securities		2,153.94

Miscellaneous — 4.23%
Other common stocks in initial period of acquisition		9,708	4.23
Total common stocks (cost: $174,155,000)		184,104	80.23

Convertible securities — 0.16%
Other — 0.16%
Other securities		368.16
Total convertible securities (cost: $921,000)		368.16

Bonds, notes & other debt instruments — 6.70%
	Principal amount (000)
Bonds & notes of U.S. government — 6.70%
U.S. Treasury:
3.125% 2041	$1,975	2,065
3.75% 2041			6.70
	11,330	13,303
Total bonds, notes & other debt instruments (cost: $14,633,000)		15,368	6.70

American Funds Insurance Series

Global Discovery Fund

Short-term securities — 12.73%
	Principal amount (000)	Value (000)	Percent of net assets

Chariot Funding, LLC 0.22% due 3/20/20123	$6,031	$6,029	2.63%
Freddie Mac 0.03%–0.13% due 1/17–7/17/2012	4,800	4,798	2.09
Coca-Cola Co. 0.17% due 1/13/20123	3,000	3,000	1.31
Becton, Dickinson and Co. 0.10% due 1/4/2012	3,000	3,000	1.31
Straight-A Funding LLC 0.16% due 1/26/20123	3,000	3,000	1.31
Private Export Funding Corp. 0.13% due 2/14/20123	3,000	2,999	1.30
Fannie Mae 0.07% due 1/4/2012	2,600	2,600	1.13
NetJets Inc. 0.03% due 1/3/20123	2,000	2,000.87
John Deere Credit Ltd. 0.07% due 1/25/20123	1,800	1,800.78
Total short-term securities (cost: $29,226,000)		29,226	12.73
Total investment securities (cost: $218,935,000)		229,066	99.82
Other assets less liabilities		406.18
Net assets		$229,472	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $11,195,000, which represented 4.88% of the net assets of the fund. This amount includes $5,644,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,828,000, which represented 8.20% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2011

Lobargest individual equity securities	Percent of net assets		Percent of net assets
Novo Nordisk	2.56%	Unilever NV	1.57%
Virgin Media	2.51	Anheuser-Busch InBev	1.42
Apple	2.31	Royal Dutch Shell	1.30
América Móvil	1.81	Nestlé	1.30
Moody’s	1.77	Samsung Electronics	1.26

Common stocks — 93.43%
	Shares	Value (000)	Percent of net assets
Consumer discretionary — 16.16%
Virgin Media Inc.	5,660,000	$121,011	2.51%
Home Depot, Inc.	1,350,000	56,754	1.18
Amazon.com, Inc.1	326,000	56,431	1.17
Honda Motor Co., Ltd.	1,658,800	50,602	1.05
Toyota Motor Corp.	1,452,900	48,417	1.01
Burberry Group PLC	2,135,000	39,291.82
Other securities		405,073	8.42
		777,579	16.16

Information technology — 14.10%
Apple Inc.1	274,000	110,970	2.31
Samsung Electronics Co. Ltd.2	66,045	60,782	1.26
Yahoo! Inc.1	3,330,200	53,716	1.11
Oracle Corp.	2,070,000	53,096	1.10
Texas Instruments Inc.	1,800,000	52,398	1.09
Taiwan Semiconductor Manufacturing Co. Ltd.	12,800,000	32,043
			1.07
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,500,000	19,365
ASML Holding NV (New York registered)	840,489	35,124
			.83
ASML Holding NV	111,111	4,670
TE Connectivity Ltd.	1,266,250	39,013.81
Microsoft Corp.	1,492,500	38,745.80
ASM Pacific Technology Ltd.	3,222,100	36,156.75
Other securities		142,778	2.97
		678,856	14.10

Financials — 12.84%
Moody’s Corp.	2,529,900	85,207	1.77
Industrial and Commercial Bank of China Ltd., Class H	89,091,750	52,882	1.10
AIA Group Ltd.	13,454,200	42,009.87
AXA SA	3,086,463	40,126.83
Prudential PLC	3,853,747	38,213.80
Agricultural Bank of China, Class H	79,992,000	34,400.72
Other securities		324,951	6.75
		617,788	12.84

Health care — 11.58%
Novo Nordisk A/S, Class B	1,070,700	123,041	2.56
UnitedHealth Group Inc.	1,090,000	55,241	1.15
Gilead Sciences, Inc.1	921,200	37,705.78
Novartis AG	580,000	33,159.69
Merck & Co., Inc.	810,000	30,537.63
Other securities		277,480	5.77
		557,163	11.58

American Funds Insurance Series

Global Growth Fund

Common stocks
	Shares	Value (000)	Percent of net assets
Consumer staples — 11.35%
Unilever NV, depository receipts	2,200,000	$75,654	1.57%
Anheuser-Busch InBev NV	1,117,025	68,389	1.42
Nestlé SA	1,085,000	62,376	1.30
Pernod Ricard SA	575,439	53,370	1.10
Shoprite Holdings Ltd.	3,055,000	51,544	1.07
Procter & Gamble Co.	750,000	50,032	1.04
Other securities		185,038	3.85
		546,403	11.35

Industrials — 8.12%
United Technologies Corp.	622,000	45,462.94
KBR, Inc.	1,623,000	45,233.94
Geberit AG	200,000	38,539.80
Other securities		261,738	5.44
		390,972	8.12

Energy — 7.91%
Royal Dutch Shell PLC, Class B (ADR)	533,643	40,562
			1.30
Royal Dutch Shell PLC, Class B	574,666	21,901
Oil Search Ltd.	6,960,000	44,492.92
INPEX CORP.	6,670	42,029.88
Chevron Corp.	340,000	36,176.75
TOTAL SA	745,000	38,087.79
Other securities		157,260	3.27
		380,507	7.91

Materials — 5.10%
Steel Dynamics, Inc.	3,400,000	44,710.93
Dow Chemical Co.	1,535,000	44,147.91
Sigma-Aldrich Corp.	485,000	30,293.63
Other securities		126,446	2.63
		245,596	5.10

Telecommunication services — 3.99%
América Móvil, SAB de CV, Series L (ADR)	3,040,000	68,704
			1.81
América Móvil, SAB de CV, Series L	16,370,000	18,558
SOFTBANK CORP.	1,405,000	41,382.86
Other securities		63,358	1.32
		192,002	3.99

Utilities — 1.16%
GDF SUEZ	1,122,805	30,691.64
Other securities		25,128.52
		55,819	1.16

Miscellaneous — 1.12%
Other common stocks in initial period of acquisition		53,741	1.12
Total common stocks (cost: $3,798,447,000)		4,496,426	93.43

American Funds Insurance Series

Global Growth Fund

Short-term securities — 6.59%
	Principal amount (000)	Value (000)	Percent of net assets
Private Export Funding Corp. 0.08%–0.18% due 1/3–2/28/20123	$37,700	$37,690.79%
Federal Home Loan Bank 0.03%–0.16% due 2/10–5/16/2012	37,200	37,194.77
Québec (Province of) 0.11% due 1/17–3/14/20123	31,900	31,887.66
Other securities		210,336	4.37
Total short-term securities (cost: $317,136,000)		317,107	6.59
Total investment securities (cost: $4,115,583,000)		4,813,533	100.02
Other assets less liabilities		(1,136)	(.02)
Net assets		$4,812,397	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,234,000, a cost of $6,378,000 and representing .03% of the net assets of the fund) was acquired through private placement transactions from 9/6/2000 to 4/18/2002 that may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $98,068,000, which represented 2.04% of the net assets of the fund. This amount includes $96,834,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $149,267,000, which represented 3.10% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets		Percent of net assets
ENN Energy Holdings	2.20%	AAC Technologies Holdings	1.07%
InterOil	1.90	African Minerals	1.05
Galaxy Entertainment Group	1.54	Kingboard Chemical Holdings	1.01
International Container Terminal Services	1.30	Melco Crown Entertainment	.97
Intertek Group	1.26	MSC Industrial Direct	.94

Common stocks — 77.57%
	Shares	Value (000)	Percent of net assets
Consumer discretionary — 16.24%
Galaxy Entertainment Group Ltd.1	27,238,000	$49,941	1.54%
Melco Crown Entertainment Ltd. (ADR)1	3,277,763	31,532.97
Lions Gate Entertainment Corp.1	3,450,000	28,704.88
Delticom AG	246,500	21,279.66
Hankook Tire Co., Ltd.2	536,100	21,064.65
Liberty Media Corp., Class A1	264,387	20,635.64
Paddy Power PLC	356,000	20,510.63
John Wiley & Sons, Inc., Class A	435,796	19,349.60
Golden Eagle Retail Group Ltd.	7,845,000	16,586.51
Penske Automotive Group, Inc.	835,000	16,074.49
Other securities		281,433	8.67
		527,107	16.24

Industrials — 11.58%
International Container Terminal Services, Inc.2	34,610,000	42,091	1.30
Intertek Group PLC	1,295,000	40,927	1.26
MSC Industrial Direct Co., Inc., Class A	423,800	30,323.94
Moog Inc., Class A1	512,100	22,497.69
Cebu Air, Inc.2	11,450,000	17,010.53
Blount International, Inc.1	1,125,000	16,335.50
AirAsia Bhd.	13,578,000	16,148.50
Other securities		190,299	5.86
		375,630	11.58

Information technology — 10.35%
AAC Technologies Holdings Inc.	15,391,100	34,561	1.07
Kingboard Chemical Holdings Ltd.	11,066,500	32,772	1.01
Kingboard Laminates Holdings Ltd.	55,176,509	25,149.77
Hittite Microwave Corp.1	469,900	23,204.71
Bankrate, Inc.1	966,270	20,775.64
Delta Electronics (Thailand) PCL	24,482,800	16,839.52
Other securities		182,672	5.63
		335,972	10.35

Health care — 8.98%
BioMarin Pharmaceutical Inc.1	869,800	29,904.92
Illumina, Inc.1	706,400	21,531.66
ZOLL Medical Corp.1	328,977	20,785.64
Volcano Corp.1	786,767	18,717.58
athenahealth, Inc.1	326,002	16,013.49
Other securities		184,387	5.69
		291,337	8.98

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks
	Shares	Value (000)	Percent of net assets
Materials — 7.47%
African Minerals Ltd.1	4,987,000	$34,077	1.05%
Kenmare Resources PLC1	32,658,159	23,330
			.87
Kenmare Resources PLC1,3	7,047,991	5,035
Allied Gold Mining PLC (CDI) (AUD denominated)1	6,340,045	14,007
			.67
Allied Gold Mining PLC1	3,383,333	7,619
Other securities		158,205	4.88
		242,273	7.47

Energy — 6.78%
InterOil Corp.1	1,206,235	61,675	1.90
Comstock Resources, Inc.1	1,327,000	20,303.63
Kodiak Oil & Gas Corp.1	2,100,000	19,950.62
Exillon Energy PLC1	4,439,000	17,310.53
Other securities		100,865	3.10
		220,103	6.78

Financials — 4.91%
National Financial Partners Corp.1	1,273,700	17,220.53
Other securities		142,166	4.38
		159,386	4.91

Utilities — 2.96%
ENN Energy Holdings Ltd.	22,239,700	71,301	2.20
Other securities		24,691.76
		95,992	2.96

Other — 3.53%
Other securities		114,466	3.53

Miscellaneous — 4.77%
Other common stocks in initial period of acquisition		154,735	4.77
Total common stocks (cost: $2,479,641,000)		2,517,001	77.57

American Funds Insurance Series

Global Small Capitalization Fund

Preferred securities — 0.09%
	Value (000)	Percent of net assets
Financials — 0.09%
Other securities	$2,817.09%
Total preferred securities (cost: $2,108,000)	2,817.09

Rights & warrants — 0.03%

	Shares
Information technology — 0.00%
Kingboard Chemical Holdings Ltd., warrants, expire 20121	732,600	27.00

Other — 0.03%
Other securities		944.03
Total rights & warrants (cost: $2,973,000)		971.03

Convertible securities — 0.19%

Other — 0.17%
Other securities		5,658.17

Miscellaneous — 0.02%
Other convertible securities in initial period of acquisition		480.02
Total convertible securities (cost: $6,496,000)		6,138.19

American Funds Insurance Series

Global Small Capitalization Fund

Bonds, notes & other debt instruments — 4.13%
	Principal amount (000)	Value (000)	Percent of net assets
Bonds & notes of U.S. government — 3.54%
U.S. Treasury:
3.125% 2041	$44,050	$46,063
			3.54%
3.75% 2041	58,480	68,663
		114,726	3.54

Other — 0.59%
Other securities		19,374.59
Total bonds, notes & other debt instruments (cost: $127,966,000)		134,100	4.13

Short-term securities — 17.21%

International Bank for Reconstruction and Development 0.05%–0.08% due 1/5–6/4/2012	99,800	99,787	3.08
Freddie Mac 0.05%–0.15% due 1/9–6/11/2012	91,400	91,387	2.82
National Australia Funding (Delaware) Inc. 0.145%–0.28% due 1/23–4/2/20123	54,700	54,695	1.69
Fannie Mae 0.055%–0.23% due 1/23–7/16/2012	49,900	49,881	1.54
Federal Home Loan Bank 0.06%–0.085% due 5/23–6/20/2012	45,600	45,571	1.40
Federal Farm Credit Banks 0.05%–0.11% due 5/10–8/6/2012	36,300	36,289	1.12
Credit Suisse New York Branch 0.24% due 1/25/2012	31,900	31,895.98
U.S. Treasury Bill 0.07% due 5/24/2012	30,000	29,997.92
Variable Funding Capital Company LLC 0.21% due 2/22/20123	27,500	27,490.85
Deutsche Bank Financial LLC 0.30% due 1/4/2012	23,200	23,199.71
Bank of Nova Scotia 0.065% due 1/13/20123	16,700	16,700.51
Other securities		51,617	1.59
Total short-term securities (cost: $558,492,000)		558,508	17.21
Total investment securities (cost: $3,177,676,000)		3,219,535	99.22
Other assets less liabilities		25,153.78
Net assets		$3,244,688	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $3,481,000, an aggregate cost of $7,441,000 and representing .11% of the net assets of the fund) were acquired through private placement transactions from 12/17/2007 to 12/17/2009 that may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2011 (000)
JVM Co., Ltd.1,2	411,500	—	—	411,500	$—	$15,429
Time Technoplast Ltd.	—	11,888,000	—	11,888,000	80	9,514
Phorm, Inc.1,3	—	4,646,000	—	4,646,000	—	5,772
Phorm, Inc.1	125,000	250,000	125,000	250,000	—	334
Canadian Overseas Petroleum Ltd.1,3	2,400,000	5,600,000	—	8,000,000	—	2,709
Canadian Overseas Petroleum Ltd.1	—	6,720,000	—	6,720,000	—	2,276
Canadian Overseas Petroleum Ltd., warrants, expire 20131,2,3	1,200,000	2,800,000	—	4,000,000	—	481
Airesis SA1	3,294,151	—	—	3,294,151	—	5,155
Pursuit Dynamics PLC1	4,549,900	208,000	—	4,757,900	—	4,951
Trap Oil Group PLC1,3	—	11,800,000	—	11,800,000	—	4,352
Wildhorse Energy Ltd.1	11,355,000	4,872,016	—	16,227,016	—	2,490
Eveready Industries India Ltd.	4,370,000	—	—	4,370,000	47	1,889
Allied Gold Ltd4	38,040,274	—	38,040,274	—	—	—
Allied Gold Ltd. (CDI)4	12,000,000	4,500,000	16,500,000	—	—	—
Allied Gold Ltd. (CDI) (GBP denominated)4	3,800,000	—	3,800,000	—	—	—
Allied Gold Mining PLC1,4	—	3,383,333	—	3,383,333	—	—
Allied Gold Mining PLC (CDI) (AUD denominated)1,4	—	6,340,045	—	6,340,045	—	—
Gemfields Resources PLC4	12,000,000	—	12,000,000	—	—	—
Gemfields Resources PLC4	7,499,333	—	7,499,333	—	—	—
Leni Gas & Oil PLC4	46,700,000	—	46,700,000	—	—	—
Leni Gas & Oil PLC, warrants, expire 20131,2,3,4	12,750,000	—	—	12,750,000	—	—
LNG Energy Ltd.1,3,4	16,500,000	—	—	16,500,000	—	—
Midas Holdings Ltd.4	46,865,000	—	19,774,000	27,091,000	294	—
Midas Holdings Ltd. (HKD denominated)4	14,900,000	—	3,000,000	11,900,000	105	—
Mwana Africa PLC1,3,4	30,000,000	—	—	30,000,000	—	—
Mwana Africa PLC1,4	192,500	—	—	192,500	—	—
					$526	$55,352

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $183,530,000, which represented 5.66% of the net assets of the fund. This amount includes $171,720,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $184,782,000, which represented 5.69% of the net assets of the fund.

4	Unaffiliated issuer at 12/31/2011.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
AUD = Australian dollars
GBP = British pounds
HKD = Hong Kong dollars

See Notes to Financial Statements
American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Apple	4.13%
Google	2.93
Intuitive Surgical	2.09
Wells Fargo	2.04
Chipotle Mexican Grill	1.90
Amazon.com	1.85
Wynn Macau	1.84
Home Depot	1.78
lululemon athletica	1.42
Newmont Mining	1.35

Common stocks — 89.56%
			Percent
		Value	of net
	Shares	(000)	assets
Consumer discretionary — 18.52%
Chipotle Mexican Grill, Inc.1	1,366,400	$461,488	1.90%
Amazon.com, Inc.1	2,604,000	450,752	1.85
Wynn Macau, Ltd.	178,400,800	447,920	1.84
Home Depot, Inc.	10,306,000	433,264	1.78
lululemon athletica inc.1,2	7,400,000	345,284	1.42
CarMax, Inc.1	10,342,500	315,239	1.30
Johnson Controls, Inc.	6,499,100	203,162.84
Tiffany & Co.	2,953,000	195,666.80
Other securities		1,650,883	6.79
		4,503,658	18.52

Information technology — 14.89%
Apple Inc.1	2,480,000	1,004,400	4.13
Google Inc., Class A1	1,103,000	712,428	2.93
ASML Holding NV (New York registered)	2,400,000	100,296
ASML Holding NV	2,250,000	94,569.80
Fidelity National Information Services, Inc.	5,403,263	143,673.59
Texas Instruments Inc.	4,770,000	138,855.57
Other securities		1,426,202	5.87
		3,620,423	14.89

Energy — 12.65%
Concho Resources Inc.1	3,115,000	292,031	1.20
Suncor Energy Inc.	9,389,417	270,784	1.11
Core Laboratories NV	2,000,000	227,900.94
Pacific Rubiales Energy Corp.	11,213,900	206,171.85
MEG Energy Corp.1	4,590,000	187,295.77
Noble Energy, Inc.	1,845,000	174,150.72
Apache Corp.	1,740,000	157,609.65
Denbury Resources Inc.1	9,810,800	148,143.61
Murphy Oil Corp.	2,636,000	146,931.60
Oceaneering International, Inc.	3,000,000	138,390.57
Other securities		1,126,176	4.63
		3,075,580	12.65

American Funds Insurance Series

Growth Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Financials — 12.14%
Wells Fargo & Co.	17,988,296	$495,757	2.04%
Berkshire Hathaway Inc., Class A1	2,515	288,609	1.19
Goldman Sachs Group, Inc.	2,675,000	241,900.99
Fairfax Financial Holdings Ltd.	224,100	96,632
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	92,228.78
American Express Co.	4,000,000	188,680.78
Onex Corp.	4,600,500	149,835.62
Citigroup Inc.	5,599,500	147,323.61
JPMorgan Chase & Co.	2,790,200	92,774.38
Other securities		1,159,019	4.75
		2,952,757	12.14

Health care — 9.13%
Intuitive Surgical, Inc.1	1,097,000	507,922	2.09
Edwards Lifesciences Corp.1	2,430,000	171,801.71
Pharmasset, Inc.1	1,160,600	148,789.61
Grifols, SA, Class A1	8,770,000	147,557.61
UnitedHealth Group Inc.	2,680,000	135,822.56
Other securities		1,107,239	4.55
		2,219,130	9.13

Industrials — 8.20%
Stericycle, Inc.1	3,390,000	264,149	1.09
Boeing Co.	3,065,000	224,818.92
Union Pacific Corp.	1,770,000	187,514.77
Other securities		1,317,901	5.42
		1,994,382	8.20

Materials — 7.92%
Newmont Mining Corp.	5,487,695	329,317	1.35
Barrick Gold Corp.	7,250,000	328,063	1.35
Potash Corp. of Saskatchewan Inc.	6,118,212	252,560	1.04
FMC Corp.	2,000,000	172,080.71
Other securities		842,944	3.47
		1,924,964	7.92

Consumer staples — 3.98%
Philip Morris International Inc.	3,030,000	237,794.98
Costco Wholesale Corp.	2,090,000	174,139.72
PepsiCo, Inc.	1,965,000	130,378.54
Other securities		426,638	1.74
		968,949	3.98

American Funds Insurance Series

Growth Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Telecommunication services — 1.41%
CenturyLink, Inc.	4,160,000	$154,752.64%
Other securities		187,519.77
		342,271	1.41

Utilities — 0.16%
Other securities		40,039.16

Miscellaneous — 0.56%
Other common stocks in initial period of acquisition		135,647.56
Total common stocks (cost: $16,588,607,000)		21,777,800	89.56

Short-term securities — 10.54%
	Principal
	amount
	(000)

Freddie Mac 0.06%–0.15% due 1/17–8/21/2012	$660,600	660,427	2.72
Fannie Mae 0.07%–0.19% due 1/18–11/19/2012	613,400	613,121	2.52
Federal Home Loan Bank 0.03%–0.19% due 2/10–12/5/2012	399,600	399,331	1.64
Straight-A Funding LLC 0.14%–0.19% due 1/3–2/24/20123	207,580	207,558.85
Chariot Funding, LLC 0.18%–0.25% due 1/27–4/3/20123	146,000	145,975
Jupiter Securitization Co., LLC 0.19% due 1/19/20123	35,500	35,496.75
NetJets Inc. 0.03%–0.08% due 1/3–1/13/20123	31,800	31,798.13
Google Inc. 0.05% due 1/9/20123	25,000	25,000.10
Other securities		444,938	1.83
Total short-term securities (cost: $2,563,132,000)		2,563,644	10.54
Total investment securities (cost: $19,151,739,000)		24,341,444	100.10
Other assets less liabilities		(25,451)	(.10)
Net assets		$24,315,993	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Growth Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2011 (000)
lululemon athletica inc.1	4,000,000	3,700,000	300,000	7,400,000	$—	$345,284
Incyte Corp.1	2,927,700	4,982,300	—	7,910,000	—	118,729
KGen Power Corp.1,4,5	3,166,128	—	—	3,166,128	—	25,171
Air Lease Corp., Class A1,3,6	4,183,448	—	1,000,000	3,183,448	—	—
Blue Nile, Inc.6	1,043,000	—	1,043,000	—	—	—
Capella Education Co.6	1,086,826	—	1,086,826	—	—	—
Lender Processing Services, Inc.6	5,785,000	—	4,573,185	1,211,815	1,909	—
					$1,909	$489,184

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $880,688,000, which represented 3.62% of the net assets of the fund.

4
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $370,773,000, which represented 1.52% of the net assets of the fund. This amount includes $143,715,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

5
Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/19/2006 at a cost of $28,495,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $133,396,000, which represented .55% of the net assets of the fund. These securities were acquired from 12/21/2005 to 6/21/2011 at an aggregate cost of $162,324,000.

6	Unaffiliated issuer at 12/31/2011.

Key to abbreviation
CAD = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Novartis	3.70%
Samsung Electronics	2.99
BP	2.46
Bayer	2.37
América Móvil	1.98
Teva Pharmaceutical Industries	1.86
Ryanair Holdings	1.81
Anheuser-Busch InBev	1.74
Nestlé	1.63
Canon	1.59

Common stocks — 90.38%
			Percent
		Value	of net
	Shares	(000)	assets
Financials — 14.38%
AIA Group Ltd.	37,831,700	$118,124	1.38%
Bank of China Ltd., Class H	228,632,800	84,193.98
Credit Suisse Group AG1	3,311,613	77,810.91
Sberbank of Russia (ADR)	7,484,000	74,241.87
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,839,556	71,262.83
Ping An Insurance (Group) Co. of China, Ltd., Class H	10,356,000	68,270.80
Prudential PLC	6,570,265	65,150.76
BNP Paribas SA	1,633,219	64,154.75
Housing Development Finance Corp. Ltd.	4,845,000	59,489.69
Banco Bradesco SA, preferred nominative	3,382,636	55,765.65
Other securities		493,323	5.76
		1,231,781	14.38

Health care — 12.03%
Novartis AG	5,544,613	316,987	3.70
Bayer AG	3,172,401	202,831	2.37
Teva Pharmaceutical Industries Ltd. (ADR)	3,938,000	158,938	1.86
Merck KGaA	972,655	96,970	1.13
Mindray Medical International Ltd., Class A (ADR)	3,750,000	96,150	1.12
JSC Pharmstandard (GDR)1	3,650,300	51,469
JSC Pharmstandard (GDR)1,2	307,300	4,333.65
Other securities		102,801	1.20
		1,030,479	12.03

Industrials — 11.24%
Ryanair Holdings PLC (ADR)1	5,551,700	154,670	1.81
SMC Corp.	693,900	111,969	1.31
Legrand SA	2,916,500	93,801	1.09
Jardine Matheson Holdings Ltd.	1,113,600	52,395.61
Other securities		550,158	6.42
		962,993	11.24

Consumer discretionary — 10.95%
Hyundai Motor Co.3	586,300	108,963	1.27
Daimler AG	2,282,000	100,182	1.17
British Sky Broadcasting Group PLC	8,719,500	99,191	1.16
Li & Fung Ltd.	47,012,000	87,044	1.02
Industria de Diseño Textil, SA	650,254	53,256.62
PT Astra International Tbk	6,360,000	51,904.60
Other securities		437,832	5.11
		938,372	10.95

American Funds Insurance Series

International Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 10.70%
Samsung Electronics Co. Ltd.3	278,350	$256,168	2.99%
Canon, Inc.	3,073,900	136,183	1.59
NetEase.com, Inc. (ADR)1	2,569,735	115,253	1.35
Murata Manufacturing Co., Ltd.	1,253,000	64,384.75
HOYA Corp.	2,840,600	61,189.71
Other securities		283,143	3.31
		916,320	10.70

Consumer staples — 9.17%
Anheuser-Busch InBev NV	2,436,414	149,168
Anheuser-Busch InBev NV, VVPR STRIPS1,3	1,189,792	2	1.74
Nestlé SA	2,423,800	139,343	1.63
Imperial Tobacco Group PLC	3,200,000	121,010	1.41
Danone SA	990,306	62,252.73
Pernod Ricard SA	579,960	53,789.63
L’Oréal SA	376,000	39,272
L’Oréal SA, bonus shares3	136,000	14,205.62
Other securities		206,708	2.41
		785,749	9.17

Telecommunication services — 7.09%
América Móvil, SAB de CV, Series L (ADR)	7,509,000	169,703	1.98
MTN Group Ltd.	7,474,900	133,089	1.56
SOFTBANK CORP.	2,275,000	67,006.78
Millicom International Cellular SA (SDR)	514,700	51,567.60
Other securities		185,710	2.17
		607,075	7.09

Materials — 6.13%
Linde AG	814,600	121,191	1.41
ArcelorMittal	4,803,500	87,845	1.03
Other securities		316,376	3.69
		525,412	6.13

Energy — 5.27%
BP PLC	29,414,802	210,362	2.46
Royal Dutch Shell PLC, Class B	2,003,000	76,336
Royal Dutch Shell PLC, Class A	372,000	13,553	1.05
Other securities		151,070	1.76
		451,321	5.27

Utilities — 2.75%
Power Grid Corp. of India Ltd.	58,601,640	110,461	1.29
Other securities		125,218	1.46
		235,679	2.75

Miscellaneous — 0.67%
Other common stocks in initial period of acquisition		57,426.67
Total common stocks (cost: $7,273,234,000)		7,742,607	90.38

American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments — 0.16%
		Percent
	Value	of net
	(000)	assets
Financials — 0.16%
Other securities	$13,621.16%
Total bonds, notes & other debt instruments (cost: $13,837,000)	13,621.16

Short-term securities — 9.38%
	Principal
	amount
	(000)

Federal Home Loan Bank 0.075%–0.18% due 3/23–10/18/2012	$168,400	168,343	1.96
Fannie Mae 0.07%–0.12% due 1/19–10/1/2012	138,100	138,061	1.61
Variable Funding Capital Company LLC 0.21% due 1/6–2/22/20122	60,000	59,991.70
Thunder Bay Funding, LLC 0.20%–0.23% due 1/17–1/23/20122	35,300	35,295
Old Line Funding, LLC 0.13% due 1/13/20122	20,000	19,999.64
Credit Suisse New York Branch 0.24% due 1/23/2012	21,000	20,997.25
Other securities		361,112	4.22
Total short-term securities (cost: $803,747,000)		803,798	9.38
Total investment securities (cost: $8,090,818,000)		8,560,026	99.92
Other assets less liabilities		6,982.08
Net assets		$8,567,008	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,284,000, an aggregate cost of $32,657,000 and representing .07% of the net assets of the fund) were acquired through private placement transactions from 2/11/1998 to 4/18/2002 that may subject them to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $276,380,000, which represented 3.23% of the net assets of the fund.

3
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $613,645,000, which represented 7.16% of the net assets of the fund. This amount includes $593,154,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets		Percent of net assets
América Móvil	1.98%	Bank Rakyat Indonesia	1.43%
Samsung Electronics	1.98	Google	1.40
Shoprite Holdings	1.54	Novo Nordisk	1.35
Nestlé	1.52	Truworths International	1.28
Cochlear	1.46	Magnit	1.22

Common stocks — 78.02%
			Percent
		Value	of net
	Shares	(000)	assets
Consumer staples — 16.08%
Shoprite Holdings Ltd.	1,980,000	$33,407	1.54%
Nestlé SA	575,000	33,056	1.52
OJSC Magnit (GDR)	1,195,000	25,286
			1.22
OJSC Magnit (GDR)1	64,500	1,365
Anheuser-Busch InBev NV	383,700	23,492	1.08
Tesco PLC	3,222,418	20,190.93
SABMiller PLC	562,500	19,799.91
Wal-Mart de México, SAB de CV, Series V (ADR)	629,000	17,228
			.86
Wal-Mart de México, SAB de CV, Series V	570,000	1,562
British American Tobacco PLC	393,000	18,649.86
Coca-Cola Co.	259,500	18,157.83
Pernod Ricard SA	159,600	14,802.68
Other securities		122,872	5.65
		349,865	16.08

Consumer discretionary — 10.70%
Truworths International Ltd.	3,047,000	27,875	1.28
Toyota Motor Corp.	632,300	21,071.97
Naspers Ltd., Class N	406,200	17,772.81
McDonald’s Corp.	175,000	17,558.81
Wynn Macau, Ltd.	6,849,200	17,197.79
Bayerische Motoren Werke AG	240,000	16,078.74
Golden Eagle Retail Group Ltd.	7,000,000	14,799.68
Honda Motor Co., Ltd.	455,000	13,880.64
Other securities		86,626	3.98
		232,856	10.70

Health care — 9.66%
Cochlear Ltd.	500,000	31,707	1.46
Novo Nordisk A/S, Class B	256,420	29,467	1.35
Baxter International Inc.	497,300	24,606	1.13
Novartis AG	429,500	24,555	1.13
Amil Participações SA, ordinary nominative	1,997,410	17,594.81
Krka, dd, Novo mesto2	239,640	16,442.75
Teva Pharmaceutical Industries Ltd. (ADR)	350,000	14,126.65
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	14,408,000	12,967.60
Other securities		38,794	1.78
		210,258	9.66

Financials — 8.09%
PT Bank Rakyat Indonesia (Persero) Tbk	41,806,300	31,121	1.43
Housing Development Finance Corp. Ltd.	1,335,000	16,392.76
Industrial and Commercial Bank of China Ltd., Class H	26,396,700	15,668.72
Other securities		112,762	5.18
		175,943	8.09

American Funds Insurance Series

New World Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Energy — 6.57%
Royal Dutch Shell PLC, Class B	600,000	$22,866	1.05%
Oil Search Ltd.	2,465,000	15,758.72
Other securities		104,403	4.80
		143,027	6.57

Information technology — 6.57%
Samsung Electronics Co. Ltd.2	46,725	43,002	1.98
Google Inc., Class A3	47,000	30,357	1.40
Infosys Ltd.	410,200	21,378.98
Other securities		48,119	2.21
		142,856	6.57

Materials — 5.95%
Holcim Ltd	388,361	20,776.95
Linde AG	109,000	16,216.75
Other securities		92,384	4.25
		129,376	5.95

Industrials — 5.50%
Cummins Inc.	192,500	16,944.78
Schneider Electric SA	296,440	15,608.72
Intertek Group PLC	428,200	13,533.62
Siemens AG	138,100	13,216.61
Other securities		60,365	2.77
		119,666	5.50

Telecommunication services — 4.60%
América Móvil, SAB de CV, Series L (ADR)	1,819,750	41,127
			1.98
América Móvil, SAB de CV, Series L	1,700,000	1,927
SOFTBANK CORP.	580,800	17,106.78
Other securities		39,970	1.84
		100,130	4.60

Utilities — 1.63%
Other securities		35,494	1.63

Miscellaneous — 2.67%
Other common stocks in initial period of acquisition		58,141	2.67
Total common stocks (cost: $1,467,053,000)		1,697,612	78.02

American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments — 9.85%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Bonds & notes of governments outside the U.S. — 8.26%
Brazil (Federal Republic of):
Global 4.875%–11.00% 2017–20414	$13,178	$16,916
6.00%–10.00% 2017–20455	BRL10,586	5,874	1.05%
Turkey (Republic of):
4.00%–16.00% 2012–20155	TRY18,911	10,255
6.75%–7.50% 2015-2040	$11,000	12,038	1.02
Other securities		134,729	6.19
		179,812	8.26

Other — 1.59%
Other securities		34,571	1.59
Total bonds, notes & other debt instruments (cost: $203,648,000)		214,383	9.85

Short-term securities — 11.96%

Fannie Mae 0.07%–0.135% due 2/3–6/27/2012	60,700	60,687	2.79
Freddie Mac 0.05%–0.11% due 1/9–5/9/2012	48,300	48,294	2.22
Bank of Nova Scotia 0.175% due 3/27/2012	24,500	24,487
Scotiabank Inc. 0.065% due 1/13/20121	17,800	17,800	1.94
National Australia Funding (Delaware) Inc. 0.15%–0.28% due 3/14–4/2/20121	31,200	31,192	1.43
Credit Suisse New York Branch 0.39% due 2/9/2012	18,600	18,592.85
Toronto-Dominion Holdings USA Inc. 0.15% due 1/3/20121	17,300	17,300.80
Jupiter Securitization Co., LLC 0.16% due 2/21/20121	16,000	15,994.74
Federal Home Loan Bank 0.07%–0.16% due 5/15–6/20/2012	13,400	13,390.62
Other securities		12,496.57
Total short-term securities (cost: $260,233,000)		260,232	11.96
Total investment securities (cost: $1,930,934,000)		2,172,227	99.83
Other assets less liabilities		3,769.17
Net assets		$2,175,996	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $125,595,000, which represented 5.77% of the net assets of the fund.

2
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in “Other securities,” was $84,881,000, which represented 3.90% of the net assets of the fund. This amount includes $81,099,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3	Security did not produce income during the last 12 months.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
TRY = Turkish liras

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets		Percent of net assets
Microsoft	4.42%	Hewlett-Packard	2.32%
AT&T	4.05	ConocoPhillips	2.27
Royal Dutch Shell	3.80	Philip Morris International	2.26
IBM	3.10	Citigroup	2.22
JPMorgan Chase	2.68	CVS/Caremark	2.21

Common stocks — 92.30%
			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 18.98%
Microsoft Corp.	7,375,000	$191,455	4.42%
International Business Machines Corp.	730,000	134,232	3.10
Hewlett-Packard Co.	3,900,000	100,464	2.32
Apple Inc.1	225,000	91,125	2.10
Intel Corp.	2,950,000	71,538	1.65
Oracle Corp.	2,350,000	60,278	1.39
Texas Instruments Inc.	1,630,000	47,449	1.10
Other securities		125,673	2.90
		822,214	18.98

Industrials — 13.54%
General Electric Co.	4,400,000	78,804	1.82
United Parcel Service, Inc., Class B	850,000	62,212	1.44
CSX Corp.	2,850,000	60,021	1.38
United Technologies Corp.	760,000	55,548	1.28
Norfolk Southern Corp.	592,800	43,191	1.00
Union Pacific Corp.	375,000	39,728.92
Rockwell Automation	450,000	33,016.76
Illinois Tool Works Inc.	650,000	30,362.70
Other securities		183,619	4.24
		586,501	13.54

Consumer staples — 12.20%
Philip Morris International Inc.	1,250,000	98,100	2.26
CVS/Caremark Corp.	2,350,000	95,833	2.21
Kraft Foods Inc., Class A	2,030,000	75,841	1.75
Altria Group, Inc.	2,100,000	62,265	1.44
Kimberly-Clark Corp.	500,000	36,780.85
PepsiCo, Inc.	550,000	36,492.84
ConAgra Foods, Inc.	1,200,000	31,680.73
Other securities		91,652	2.12
		528,643	12.20

Energy — 10.25%
Royal Dutch Shell PLC, Class B (ADR)	1,300,000	98,813
Royal Dutch Shell PLC, Class A (ADR)	900,000	65,781	3.80
ConocoPhillips	1,350,000	98,374	2.27
BP PLC (ADR)	777,349	33,224.76
Schlumberger Ltd.	450,000	30,740.71
Other securities		117,311	2.71
		444,243	10.25

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Health care — 8.99%
Amgen Inc.	1,405,000	$90,215	2.08%
Abbott Laboratories	1,550,000	87,156	2.01
Bristol-Myers Squibb Co.	1,125,000	39,645.92
Pfizer Inc	1,400,000	30,296.70
Other securities		141,980	3.28
		389,292	8.99

Consumer discretionary — 8.64%
Kohl’s Corp.	1,000,000	49,350	1.14
Harley-Davidson, Inc.	1,230,000	47,810	1.10
News Corp., Class A	2,450,000	43,708	1.01
Home Depot, Inc.	855,000	35,944.83
Comcast Corp., Class A	1,480,000	35,091.81
Target Corp.	600,000	30,732.71
General Motors Co.1	636,100	12,894.30
Other securities		118,614	2.74
		374,143	8.64

Financials — 8.02%
JPMorgan Chase & Co.	3,490,000	116,043	2.68
Citigroup Inc.	3,650,000	96,031	2.22
American Express Co.	800,000	37,736.87
Wells Fargo & Co.	1,350,000	37,206.86
Other securities		60,343	1.39
		347,359	8.02

Telecommunication services — 5.13%
AT&T Inc.	5,800,000	175,392	4.05
Verizon Communications Inc.	990,000	39,719.92
Other securities		6,984.16
		222,095	5.13

Materials — 3.09%
Dow Chemical Co.	2,920,000	83,979	1.94
Air Products and Chemicals, Inc.	400,000	34,076.79
Other securities		15,723.36
		133,778	3.09

Utilities — 1.90%
Southern Co.	750,000	34,718.80
Other securities		47,653	1.10
		82,371	1.90

Miscellaneous — 1.56%
Other common stocks in initial period of acquisition		67,812	1.56
Total common stocks (cost: $3,474,244,000)		3,998,451	92.30

American Funds Insurance Series

Blue Chip Income and Growth Fund

Rights & warrants — 0.00%
			Percent
		Value	of net
		(000)	assets
Financials — 0.00%
Other securities		$—	.00%
Total rights & warrants (cost: $230,000)		—	.00

Convertible securities — 0.89%
	Shares
Consumer discretionary — 0.89%
General Motors Co., Series B, 4.75% convertible preferred 2013	1,125,000	38,531.89
Total convertible securities (cost: $53,949,000)		38,531.89

Short-term securities — 6.83%
	Principal
	amount
	(000)

Freddie Mac 0.03%–0.13% due 1/17–8/21/2012	$50,400	50,389	1.16
Straight-A Funding LLC 0.16%–0.19% due 2/8–2/24/20122	44,700	44,695	1.03
Federal Home Loan Bank 0.075%–0.16% due 5/15–5/18/2012	34,000	33,992.78
Chariot Funding, LLC 0.18%–0.23% due 1/18–2/3/20122	18,500	18,499.43
General Electric Capital Corp. 0.37% due 5/7/2012	11,800	11,790.27
Other securities		136,773	3.16
Total short-term securities (cost: $296,119,000)		296,138	6.83
Total investment securities (cost: $3,824,542,000)		4,333,120	100.02
Other assets less liabilities		(1,051)	(.02)
Net assets		$4,332,069	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities represented less than .01% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $172,477,000, which represented 3.98% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Home Depot	3.39%
Merck	2.77
Newmont Mining	2.40
British American Tobacco	2.14
Verizon	1.97
Virgin Media	1.78
Agricultural Bank of China	1.58
Kraft Foods	1.56
Joy Global	1.50
Yamana Gold	1.47

Common stocks — 93.28%
			Percent
		Value	of net
	Shares	(000)	assets
Financials — 13.64%
Agricultural Bank of China, Class H	73,383,000	$31,558	1.58%
Marsh & McLennan Companies, Inc.	800,000	25,296	1.26
Industrial and Commercial Bank of China Ltd., Class H	42,145,940	25,016	1.25
Prudential PLC	1,818,689	18,034.90
Macquarie International Infrastructure Fund Ltd.	36,200,164	14,792.74
Other securities		158,152	7.91
		272,848	13.64

Consumer discretionary — 13.20%
Home Depot, Inc.	1,610,000	67,684	3.39
Virgin Media Inc.	1,667,500	35,651	1.78
Amazon.com, Inc.1	84,100	14,558.73
Comcast Corp., Class A	610,000	14,463.72
Other securities		131,631	6.58
		263,987	13.20

Industrials — 10.50%
Joy Global Inc.	400,000	29,988	1.50
United Continental Holdings, Inc.1	1,180,000	22,267	1.11
General Electric Co.	1,105,000	19,791.99
Lockheed Martin Corp.	200,000	16,180.81
Union Pacific Corp.	150,000	15,891.79
Schneider Electric SA	268,242	14,123.71
Meggitt PLC	2,385,000	13,067.65
Emerson Electric Co.	202,000	9,411.47
Other securities		69,297	3.47
		210,015	10.50

Consumer staples — 10.18%
British American Tobacco PLC	902,000	42,802	2.14
Kraft Foods Inc., Class A	835,000	31,196	1.56
Unilever NV, depository receipts	705,000	24,244	1.21
Tesco PLC	3,303,000	20,695	1.04
Other securities		84,584	4.23
		203,521	10.18

Materials — 10.12%
Newmont Mining Corp.	800,000	48,008	2.40
Yamana Gold Inc.	2,000,000	29,487	1.47
Barrick Gold Corp.	650,000	29,412	1.47
Freeport-McMoRan Copper & Gold Inc.	400,000	14,716.74
Impala Platinum Holdings Ltd.	685,648	14,214.71
PT Semen Gresik (Persero) Tbk	11,188,000	14,128.71
Other securities		52,415	2.62
		202,380	10.12

American Funds Insurance Series

Global Growth and Income Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Telecommunication services — 10.11%
Verizon Communications Inc.	982,500	$39,418	1.97%
Koninklijke KPN NV	2,251,993	26,946	1.35
Total Access Communication PCL	12,197,800	26,870	1.34
Telstra Corp. Ltd.	7,500,000	25,545	1.28
AT&T Inc.	775,000	23,436	1.17
Other securities		60,021	3.00
		202,236	10.11

Information technology — 8.52%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,110,000	22,806
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	5,164	1.40
International Business Machines Corp.	150,000	27,582	1.38
Google Inc., Class A1	40,450	26,127	1.31
Apple Inc.1	48,800	19,764.99
Canon, Inc.	323,000	14,310.71
Other securities		54,550	2.73
		170,303	8.52

Health care — 6.87%
Merck & Co., Inc.	1,469,544	55,402	2.77
Eli Lilly and Co.	500,000	20,780	1.04
Novartis AG	303,000	17,323.87
Sonic Healthcare Ltd.	1,285,000	14,825.74
Other securities		29,080	1.45
		137,410	6.87

Energy — 6.52%
Royal Dutch Shell PLC, Class B (ADR)	200,000	15,202
Royal Dutch Shell PLC, Class A (ADR)	115,000	8,405	1.18
Chevron Corp.	212,300	22,589	1.13
TOTAL SA	345,000	17,637.88
Crescent Point Energy Corp.	335,000	14,765.74
Cenovus Energy Inc.	393,577	13,070.65
Other securities		38,824	1.94
		130,492	6.52

Utilities — 2.88%
GDF SUEZ	641,500	17,535.88
Power Assets Holdings Ltd.	2,200,000	16,274.81
Other securities		23,748	1.19
		57,557	2.88

Miscellaneous — 0.74%
Other common stocks in initial period of acquisition		14,761.74
Total common stocks (cost: $1,737,816,000)		1,865,510	93.28

American Funds Insurance Series

Global Growth and Income Fund

Convertible securities — 0.53%
		Percent
	Value	of net
	(000)	assets
Other — 0.53%
Other securities	$10,678.53%
Total convertible securities (cost: $7,027,000)	10,678.53

Bonds, notes & other debt instruments — 1.33%
Other — 1.33%
Other securities	26,573	1.33
Total bonds, notes & other debt instruments (cost: $20,828,000)	26,573	1.33

Short-term securities — 4.41%
	Principal
	amount
	(000)

Fannie Mae 0.11%–0.18% due 1/3–1/19/2012	$27,700	27,700	1.39
Variable Funding Capital Company LLC 0.12% due 1/31/20122	19,250	19,248.96
Emerson Electric Co. 0.07% due 1/12/20122	15,100	15,099.75
IBM Corp. 0.05% due 1/17/20122	10,200	10,200.51
Other securities		15,897.80
Total short-term securities (cost: $88,146,000)		88,144	4.41
Total investment securities (cost: $1,853,817,000)		1,990,905	99.55
Other assets less liabilities		9,086.45
Net assets		$1,999,991	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $14,752,000, which represented .74% of the net assets of the fund. This amount includes $13,022,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some of these securities (with an aggregate value of $1,730,000, an aggregate cost of $2,789,000 and representing .09% of the net assets of the fund) were acquired through private placement transactions on 12/17/2009 that may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Growth and Income Fund

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2011, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2011
	shares	Additions	Reductions	shares	(000)	(000)
Rickmers Maritime	27,420,000	—	—	27,420,000	$658	$6,236

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $58,838,000, which represented 2.94% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio  December 31, 2011

Largest individual equity securities	Percent of net assets
Microsoft	2.45%
Philip Morris International	2.31
Royal Dutch Shell	2.31
Apple	2.20
AT&T	1.89
Oracle	1.52%
CSX	1.50
ConocoPhillips	1.42
Comcast	1.38
Kraft Foods	1.33

Common stocks — 88.09%
			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 16.81%
Microsoft Corp.	21,583,400	$560,305	2.45%
Apple Inc.1	1,245,000	504,225	2.20
Oracle Corp.	13,525,000	346,916	1.52
International Business Machines Corp.	1,470,000	270,304	1.18
Intel Corp.	10,611,900	257,339	1.12
Yahoo! Inc.1	13,774,400	222,181.97
Hewlett-Packard Co.	8,000,000	206,080.90
Cisco Systems, Inc.	9,600,000	173,568.76
Texas Instruments Inc.	5,825,000	169,566.74
Other securities		1,138,564	4.97
		3,849,048	16.81

Consumer discretionary — 13.88%
Comcast Corp., Class A	12,305,507	291,764
			1.38
Comcast Corp., Class A, special nonvoting shares	1,000,000	23,560
Home Depot, Inc.	6,531,600	274,588	1.20
News Corp., Class A	14,500,200	258,684	1.13
Time Warner Inc.	6,756,667	244,186	1.07
Time Warner Cable Inc.	3,288,201	209,031.91
DIRECTV, Class A1	4,761,200	203,589.89
Mattel, Inc.	7,000,000	194,320.85
Royal Caribbean Cruises Ltd.	6,155,000	152,459.67
Kohl’s Corp.	2,950,000	145,582.63
Other securities		1,180,264	5.15
		3,178,027	13.88

Industrials — 13.06%
CSX Corp.	16,332,669	343,966	1.50
United Technologies Corp.	3,818,400	279,087	1.22
Norfolk Southern Corp.	3,315,300	241,553	1.05
Union Pacific Corp.	2,172,374	230,141	1.00
Precision Castparts Corp.	1,160,000	191,156.83
General Dynamics Corp.	2,707,000	179,772.79
General Electric Co.	9,200,000	164,772.72
United Parcel Service, Inc., Class B	2,150,000	157,358.69
Other securities		1,204,153	5.26
		2,991,958	13.06

American Funds Insurance Series

Growth-Income Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Energy — 9.45%
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	$280,300
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	125,598	2.31%
Royal Dutch Shell PLC, Class B	3,219,816	122,709
ConocoPhillips	4,463,360	325,245	1.42
Schlumberger Ltd.	3,935,000	268,800	1.17
Chevron Corp.	2,278,200	242,400	1.06
EOG Resources, Inc.	1,803,000	177,614.78
Apache Corp.	1,567,000	141,939.62
Other securities		479,536	2.09
		2,164,141	9.45

Health care — 9.03%
Abbott Laboratories	4,430,000	249,099	1.09
Merck & Co., Inc.	5,553,090	209,352.91
Amgen Inc.	3,240,400	208,066.91
Gilead Sciences, Inc.1	4,240,200	173,551.76
Biogen Idec Inc.1	1,572,800	173,087.75
Other securities		1,055,805	4.61
		2,068,960	9.03

Consumer staples — 7.80%
Philip Morris International Inc.	6,754,500	530,093	2.31
Kraft Foods Inc., Class A	8,132,447	303,828	1.33
Coca-Cola Co.	2,667,700	186,659.81
Other securities		766,792	3.35
		1,787,372	7.80

Financials — 5.07%
State Street Corp.	4,221,000	170,149.74
JPMorgan Chase & Co.	4,650,000	154,612.67
Other securities		837,398	3.66
		1,162,159	5.07

Materials — 4.95%
Dow Chemical Co.	10,192,674	293,141	1.28
Air Products and Chemicals, Inc.	2,160,000	184,010.81
Celanese Corp., Series A	3,838,300	169,922.74
Other securities		485,794	2.12
		1,132,867	4.95

Telecommunication services — 4.09%
AT&T Inc.	14,350,000	433,944	1.89
Other securities		502,878	2.20
		936,822	4.09

Utilities — 1.58%
Other securities		361,078	1.58

Miscellaneous — 2.37%
Other common stocks in initial period of acquisition		541,921	2.37
Total common stocks (cost: $16,563,393,000)		20,174,353	88.09

American Funds Insurance Series

Growth-Income Fund

Preferred securities — 0.07%
		Percent
	Value	of net
	(000)	assets
Miscellaneous — 0.07%
Other preferred securities in initial period of acquisition	$15,431.07%
Total preferred securities (cost: $15,000,000)	15,431.07

Rights & warrants — 0.01%
Other — 0.01%
Other securities	1,548.01
Total rights & warrants (cost: $9,859,000)	1,548.01

Convertible securities — 0.30%
Other — 0.29%
Other securities	66,625.29

Miscellaneous — 0.01%
Other convertible securities in initial period of acquisition	3,387.01
Total convertible securities (cost: $78,393,000)	70,012.30

Bonds, notes & other debt instruments — 0.26%
	Principal
	amount
	(000)
Financials — 0.22%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)2	$29,049	31,032.13
Other securities		20,280.09
		51,312.22

Telecommunication services — 0.04%
Other securities		8,263.04
Total bonds, notes & other debt instruments (cost: $58,327,000)		59,575.26

American Funds Insurance Series

Growth-Income Fund

Short-term securities — 11.65%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets

Fannie Mae 0.03%–0.23% due 1/3–8/31/2012	$717,393	$717,174	3.13%
Freddie Mac 0.06%–0.21% due 1/12–8/20/2012	705,014	704,866	3.08
Federal Home Loan Bank 0.02%–0.20% due 2/15–12/20/2012	500,687	500,551	2.18
Jupiter Securitization Co., LLC 0.18%–0.25% due 2/8–4/20/20123	61,500	61,452.58
Chariot Funding, LLC 0.14%–0.22% due 1/5–2/27/20123	72,700	72,691
Coca-Cola Co. 0.09%–0.15% due 1/4–3/13/20123	102,400	102,389.45
Other securities		509,815	2.23
Total short-term securities (cost: $2,668,788,000)		2,668,938	11.65
Total investment securities (cost: $19,393,760,000)		22,989,857	100.38
Other assets less liabilities		(86,834)	(.38)
Net assets		$22,903,023	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed. Such holdings include a security trading outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading. The value of such holdings was $35,892,000, which represented .16% of the net assets of the fund.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The value of all such securities represented less than .01% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Coupon rate may change periodically.
3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $648,113,000, which represented 2.83% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Philip Morris International	5.44%
British American Tobacco	4.05
BP	3.02
SSE	3.01
Imperial Tobacco	2.49
SingTel	2.27
Royal Dutch Shell	2.04
HTC Corp.	1.98
Jardine Matheson Holdings	1.95
NEXT	1.91

Common stocks — 85.90%
			Percent
		Value	of net
	Shares	(000)	assets
Consumer staples — 15.69%
Philip Morris International Inc.	161,840	$12,701	5.44%
British American Tobacco PLC	199,500	9,467	4.05
Imperial Tobacco Group PLC	153,600	5,808	2.49
Koninklijke Ahold NV	197,000	2,653	1.14
Nestlé SA	36,750	2,113.90
Other securities		3,903	1.67
		36,645	15.69

Consumer discretionary — 11.01%
NEXT PLC	105,000	4,463	1.91
H & M Hennes & Mauritz AB, Class B	122,400	3,936	1.68
Isuzu Motors Ltd.	788,000	3,645	1.56
Li & Fung Ltd.	1,066,000	1,974.85
Whitbread PLC	80,000	1,943.83
OPAP SA	181,513	1,605.69
Other securities		8,163	3.49
		25,729	11.01

Utilities — 9.47%
SSE PLC	350,350	7,024	3.01
GDF SUEZ	124,250	3,396	1.46
National Grid PLC	332,300	3,225	1.38
PT Perusahaan Gas Negara (Persero) Tbk	9,159,000	3,207	1.37
International Power PLC	522,000	2,734	1.17
Other securities		2,524	1.08
		22,110	9.47

Telecommunication services — 9.14%
Singapore Telecommunications Ltd.	2,222,000	5,293	2.27
Elisa Oyj, Class A	167,000	3,486	1.49
Millicom International Cellular SA (SDR)	19,300	1,934.83
OJSC Mobile TeleSystems (ADR)	117,000	1,717.74
BCE Inc.	37,235	1,552.66
Other securities		7,364	3.15
		21,346	9.14

Industrials — 8.45%
Jardine Matheson Holdings Ltd.	97,000	4,564	1.95
Ryanair Holdings PLC (ADR)1	150,000	4,179	1.79
Legrand SA	85,000	2,734	1.17
ASSA ABLOY AB, Class B	90,100	2,260.97
Other securities		6,004	2.57
		19,741	8.45

American Funds Insurance Series

International Growth and Income Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Financials — 8.26%
Nordea Bank AB	420,000	$3,250	1.39%
Link Real Estate Investment Trust	778,000	2,865	1.23
Canadian Imperial Bank of Commerce (CIBC)	27,000	1,956.84
Westfield Group	151,500	1,210.52
Other securities		10,012	4.28
		19,293	8.26

Health care — 6.33%
Getinge AB, Class B	165,000	4,182	1.79
Novartis AG	61,225	3,500	1.50
Mindray Medical International Ltd., Class A (ADR)	126,100	3,233	1.38
Sonic Healthcare Ltd.	236,175	2,725	1.17
Other securities		1,154.49
		14,794	6.33

Information technology — 6.13%
HTC Corp.	281,000	4,612	1.98
Quanta Computer Inc.	1,633,020	3,436	1.47
ASML Holding NV	53,000	2,228.95
Other securities		4,036	1.73
		14,312	6.13

Energy — 5.87%
BP PLC	988,051	7,066	3.02
Royal Dutch Shell PLC, Class B	125,000	4,764	2.04
PTT PCL	162,000	1,633.70
Other securities		256.11
		13,719	5.87

Materials — 5.55%
Svenska Cellulosa AB SCA, Class B	269,000	3,987	1.71
Amcor Ltd.	282,000	2,080.89
Other securities		6,897	2.95
		12,964	5.55
Total common stocks (cost: $194,029,000)		200,653	85.90

Bonds, notes & other debt instruments — 5.22%	Principal
	amount
	(000)
Bonds & notes of governments outside the U.S. — 2.59%
German Government:
3.00% 2020	€825	1,184
Series 8, 4.75% 2040	1,200	2,294	1.49
Other securities		2,574	1.10
		6,052	2.59

American Funds Insurance Series

International Growth and Income Fund

Bond, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Financials — 1.48%
WEA Finance LLC 4.625% 20212	$3,275	$3,219	1.38%
Other securities		244.10
		3,463	1.48

Energy — 0.70%
Shell International Finance BV 5.50% 2040	420	526.23
Other securities		1,094.47
		1,620.70

Telecommunication services — 0.45%
MTS International Funding Ltd. 8.625% 20202	979	1,056.45
Total bonds, notes & other debt instruments (cost: $12,233,000)		12,191	5.22

Short-term securities — 8.65%

Freddie Mac 0.07% due 7/17/2012	2,700	2,699	1.16
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/18/2012	2,500	2,500	1.07
Straight-A Funding LLC 0.19% due 2/22/20122	2,500	2,500	1.07
Emerson Electric Co. 0.06% due 1/3/20122	2,400	2,400	1.03
International Bank for Reconstruction and Development 0.05% due 2/27/2012	2,300	2,300.98
British Columbia (Province of) 0.12% due 4/4/2012	2,000	1,999.86
Québec (Province of) 0.11% due 3/14/20122	2,000	1,998.85
Federal Home Loan Bank 0.01% due 3/2/2012	1,700	1,700.73
Other securities		2,100.90
Total short-term securities (cost: $20,197,000)		20,196	8.65
Total investment securities (cost: $226,459,000)		233,040	99.77
Other assets less liabilities		538.23
Net assets		$233,578	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,289,000, which represented .98% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $13,003,000, which represented 5.57% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts
SDR = Swedish Depositary Receipts
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Merck	2.00%
Oracle	1.87
Comcast	1.76
Kinder Morgan	1.71
Johnson & Johnson	1.70
Chevron	1.63
Home Depot	1.62
Boeing	1.58
Microsoft	1.52
ACE	1.46

Common stocks — 74.81%
			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 10.59%
Oracle Corp.	8,130,000	$208,534	1.87%
Microsoft Corp.	6,500,000	168,740	1.52
Apple Inc.1	380,000	153,900	1.38
Google Inc., Class A1	180,000	116,262	1.05
Corning Inc.	8,200,000	106,436.96
Texas Instruments Inc.	3,500,000	101,885.92
ASML Holding NV (New York registered)	2,250,000	94,028.85
International Business Machines Corp.	430,000	79,068.71
Other securities		148,645	1.33
		1,177,498	10.59

Energy — 9.94%
Kinder Morgan, Inc.	5,910,000	190,125	1.71
Chevron Corp.	1,700,000	180,880	1.63
Schlumberger Ltd.	1,730,000	118,176	1.06
Other securities		616,301	5.54
		1,105,482	9.94

Consumer discretionary — 9.93%
Comcast Corp., Class A	8,250,000	195,607	1.76
Home Depot, Inc.	4,300,000	180,772	1.62
VF Corp.	900,000	114,291	1.03
McDonald’s Corp.	1,060,000	106,350.96
DIRECTV, Class A1	2,000,000	85,520.77
SES SA, Class A (FDR)	3,000,000	72,006.65
Other securities		350,077	3.14
		1,104,623	9.93

Financials — 9.40%
ACE Ltd.	2,320,000	162,678	1.46
Goldman Sachs Group, Inc.	1,700,000	153,731	1.38
American Express Co.	2,600,000	122,642	1.10
T. Rowe Price Group, Inc.	1,700,000	96,815.87
Moody’s Corp.	2,400,000	80,832.73
Other securities		429,067	3.86
		1,045,765	9.40

American Funds Insurance Series

Asset Allocation Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Health care — 9.00%
Merck & Co., Inc.	5,900,000	$222,430	2.00%
Johnson & Johnson	2,875,000	188,542	1.70
Baxter International Inc.	2,510,000	124,195	1.12
Cardinal Health, Inc.	2,901,424	117,827	1.06
Bristol-Myers Squibb Co.	2,500,000	88,100.79
Gilead Sciences, Inc.1	2,125,000	86,976.78
UnitedHealth Group Inc.	1,600,000	81,088.73
Other securities		91,235.82
		1,000,393	9.00

Industrials — 6.64%
Boeing Co.	2,400,000	176,040	1.58
Parker Hannifin Corp.	1,000,000	76,250.69
General Electric Co.	4,000,000	71,640.64
Other securities		414,416	3.73
		738,346	6.64

Materials — 6.00%
Dow Chemical Co.	5,500,000	158,180	1.42
FMC Corp.	1,250,000	107,550.97
Rio Tinto PLC	1,681,753	81,618.73
LyondellBasell Industries NV, Class A	2,500,000	81,225.73
Nucor Corp.	1,900,000	75,183.68
Other securities		163,951	1.47
		667,707	6.00

Consumer staples — 5.30%
Philip Morris International Inc.	1,870,000	146,758	1.32
Unilever NV (New York registered)	2,930,000	100,704.91
Nestlé SA (ADR)	1,250,000	72,137.65
Other securities		269,396	2.42
		588,995	5.30

Telecommunication services — 2.22%
American Tower Corp., Class A	2,600,000	156,026	1.40
AT&T Inc.	3,000,000	90,720.82
		246,746	2.22

Utilities — 1.48%
PG&E Corp.	1,910,000	78,730.71
Other securities		85,677.77
		164,407	1.48

Miscellaneous — 4.31%
Other common stocks in initial period of acquisition		479,735	4.31
Total common stocks (cost: $7,085,799,000)		8,319,697	74.81

American Funds Insurance Series

Asset Allocation Fund

Rights & warrants — 0.00%
		Percent
	Value	of net
	(000)	assets
Consumer discretionary — 0.00%
Other securities	$616.00%
Total rights & warrants (cost: $432,000)	616.00

Convertible securities — 0.03%

Consumer discretionary — 0.03%
Other securities	3,138.03
Total convertible securities (cost: $1,973,000)	3,138.03

Bonds, notes & other debt instruments — 21.29%
	Principal
	amount
	(000)
Bonds & notes of U.S. government & government agencies — 7.38%
U.S. Treasury:
0.75% 2013	$72,875	73,517
1.375% 2013	89,458	90,901
1.50% 2016	80,000	82,752	6.87
1.125%–7.25% 2012–20412	438,917	517,363
Freddie Mac 1.75% 2015	20,000	20,691.19
Fannie Mae 6.25% 2029	9,575	13,511.12
Other securities		21,906.20
		820,641	7.38

Mortgage-backed obligations3 — 5.32%
Fannie Mae 0%–7.50% 2012–2047	383,953	409,114	3.68
Freddie Mac 4.00%–6.925% 2018–2041	68,695	73,600.66
Other securities		108,579.98
		591,293	5.32

Financials — 1.50%
Goldman Sachs Group, Inc. 3.625% 2016	5,000	4,837.04
Other securities		162,267	1.46
		167,104	1.50

Health care — 1.50%
Cardinal Health, Inc. 5.80% 2016	4,500	5,163.05
Other securities		161,697	1.45
		166,860	1.50

Telecommunication services — 1.25%
American Tower Corp. 4.625% 2015	3,595	3,751.03
Other securities		134,808	1.22
		138,559	1.25

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Consumer discretionary — 0.97%
Comcast Corp. 6.45%–6.95% 2037	$6,875	$8,656.08%
Other securities		98,880.89
		107,536.97

Other — 3.37%
Other securities		375,243	3.37
Total bonds, notes & other debt instruments (cost: $2,284,760,000)		2,367,236	21.29

Short-term securities — 3.90%

Fannie Mae 0.05%–0.12% due 5/30–8/1/2012	112,900	112,865	1.01
Freddie Mac 0.08%–0.11% due 4/3–8/20/2012	83,200	83,175.75
U.S. Treasury Bill 0.19% due 1/12/2012	20,200	20,200.18
Other securities		217,353	1.96
Total short-term securities (cost: $433,586,000)		433,593	3.90
Total investment securities (cost: $9,806,550,000)		11,124,280	100.03
Other assets less liabilities		(3,642)	(.03)
Net assets		$11,120,638	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $484,507,000, which represented 4.36% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities (with an aggregate value of $5,378,000, an aggregate cost of $7,213,000 and representing .05% of the net assets of the fund) were acquired through private placement transactions from 4/30/2010 to 9/16/2011 that may subject them to legal or contractual restrictions on resale.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $112,861,000, which represented 1.01% of the net assets of the fund. This amount includes $90,190,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2011

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	6.25%
Japanese Government	3.97
Fannie Mae	3.88
German Government	3.18
General Electric	1.74
Merck	1.64%
Bristol-Myers Squibb	1.54
Royal Dutch Shell	1.41
Taiwan Semiconductor	1.40
Procter & Gamble	1.38

Common stocks — 55.26%
			Percent
		Value	of net
	Shares	(000)	assets
Industrials — 8.72%
General Electric Co.	87,400	$1,565	1.57%
Siemens AG	12,315	1,179	1.18
Schneider Electric SA	15,100	795.80
Keppel Corp. Ltd.	106,000	760.76
Aggreko PLC	24,100	755.76
Atlas Copco AB, Class B	37,400	711.71
Other securities		2,936	2.94
		8,701	8.72

Energy — 6.36%
Royal Dutch Shell PLC, Class B	37,020	1,411	1.41
Chevron Corp.	12,030	1,280	1.28
Husky Energy Inc.	47,350	1,141	1.15
Penn West Petroleum Ltd.	37,800	749.75
Other securities		1,763	1.77
		6,344	6.36

Health care — 6.24%
Merck & Co., Inc.	43,420	1,637	1.64
Bristol-Myers Squibb Co.	43,560	1,535	1.54
Other securities		3,050	3.06
		6,222	6.24

Consumer staples — 6.19%
Procter & Gamble Co.	20,350	1,358	1.36
Nestlé SA	23,290	1,339	1.34
Unilever PLC	27,050	909.91
Other securities		2,570	2.58
		6,176	6.19

Information technology — 6.07%
Taiwan Semiconductor Manufacturing Co. Ltd.	559,000	1,399	1.40
Oracle Corp.	33,320	855.86
Canon, Inc.	18,500	820.82
Other securities		2,988	2.99
		6,062	6.07

Consumer discretionary — 5.15%
Amazon.com, Inc.1	4,430	767.77
Truworths International Ltd.	79,760	730.73
Daimler AG	14,520	637.64
Home Depot, Inc.	14,430	607.61
Other securities		2,395	2.40
		5,136	5.15

American Funds Insurance Series

Global Balanced Fund

Common stocks
			Percent
		Value	of net
	Shares	(000)	assets
Materials — 3.98%
MeadWestvaco Corp.	29,800	$893.89%
Other securities		3,083	3.09
		3,976	3.98

Telecommunication services — 3.75%
Verizon Communications Inc.	22,110	887.89
Koninklijke KPN NV	55,800	668.67
France Télécom SA	36,880	579.58
Other securities		1,604	1.61
		3,738	3.75

Financials — 3.56%
Other securities		3,555	3.56

Utilities — 1.43%
Power Assets Holdings Ltd.	98,000	725.73
Other securities		705.70
		1,430	1.43

Miscellaneous — 3.81%
Other common stocks in initial period of acquisition		3,802	3.81
Total common stocks (cost: $57,475,000)		55,142	55.26

Bonds, notes & other debt instruments — 33.03%		Principal
		amount
		(000)
Bonds & notes of governments & government agencies outside the U.S. — 16.96%
Japanese Government:
Series 296, 1.50% 2018		¥180,000	2,487
Series 310, 1.00% 2020		63,000	830	3.97
1.30%–2.30% 2012–2035		47,500	642
German Government:
Series 7, 4.00% 2018		†450	680
3.00% 2020		750	1,076	3.18
3.25%–4.25% 2014–2042		955	1,420
Singapore (Republic of) 1.625%–4.00% 2013–2021	S$	1,525	1,288	1.29
United Kingdom 2.75%–5.00% 2013–2040		£630	1,218	1.22
Swedish Government:
Series 1049, 4.50% 2015		SKr4,300	704
3.50%–6.75% 2014–20282		2,325	437	1.14
Netherlands Government Eurobond 3.25% 2015		€520	727.73
Other securities			5,413	5.43
			16,922	16.96

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Bonds & notes of U.S. government — 6.25%
U.S. Treasury:
3.875% 2013	$750	$781
1.75% 2015	975	1,018
3.50% 2018	550	627
2.125% 2021	600	615	6.25%
4.625% 2040	710	956
1.375%–8.875% 2016–20412	1,815	2,243
		6,240	6.25

Corporate bonds & notes — 5.55%

Financials — 2.01%
UBS AG 5.75% 2018	100	104.10
Other securities		1,901	1.91
		2,005	2.01

Consumer staples — 0.52%
Coca-Cola Co. 1.80% 2016	85	87.09
Procter & Gamble Co. 1.45% 2016	20	20.02
Other securities		414.41
		521.52

Health care — 0.43%
Roche Holdings Inc. 6.00% 20193	50	61.06
Other securities		365.37
		426.43

Telecommunication services — 0.36%
Verizon Communications Inc. 3.50%–6.00% 2021–2041	125	140.14
Other securities		224.22
		364.36

Industrials — 0.17%
General Electric Capital Corp. 1.014%–4.65% 2014–20214	165	167.17

Other corporate bonds & notes — 2.06%
Other securities		2,052	2.06
Total corporate bonds & notes		5,535	5.55

Mortgage-backed obligations5 — 4.27%
Fannie Mae:
3.50% 2042	700	720
3.00%–6.00% 2027–2042	2,950	3,156	3.88
Other securities		391.39
		4,267	4.27
Total bonds, notes & other debt instruments (cost: $33,367,000)		32,964	33.03

American Funds Insurance Series

Global Balanced Fund

Short-term securities — 17.28%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets

Federal Home Loan Bank 0.03%–0.15% due 2/10–11/26/2012	$3,000	$2,998	3.00%
Roche Holdings, Inc. 0.06% due 1/23/20123	2,000	2,000	2.01
British Columbia (Province of) 0.13% due 4/9/2012	1,900	1,899	1.90
Straight-A Funding LLC 0.16%–0.19% due 2/8–2/22/20123	1,800	1,800	1.80
Emerson Electric Co. 0.06% due 1/3/20123	1,500	1,500	1.50
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/18/2012	1,500	1,500	1.50
Québec (Province of) 0.11% due 1/17/20123	1,500	1,500	1.50
Coca-Cola Co. 0.11% due 4/5/20123	1,200	1,200	1.20
UBS Finance (Delaware) LLC 0.19% due 1/5/2012	1,000	1,000	1.00
Fannie Mae 0.07% due 1/4/2012	900	900.91
Other securities		950.96
Total short-term securities (cost: $17,246,000)		17,247	17.28
Total investment securities (cost: $108,088,000)		105,353	105.57
Other assets less liabilities		(5,563)	(5.57)
Net assets		$99,790	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $861,000, which represented .86% of the net assets of the fund. This amount includes $602,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2	Index-linked bond whose principal amount moves with a government price index.
3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,344,000, which represented 9.36% of the net assets of the fund.

4	Coupon rate may change periodically.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation and symbols
€ = Euros
£ = British pounds
¥ = Japanese yen
SKr = Swedish kronor
S$ = Singapore dollars

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2011

Largest holdings (by issuer)	Percent of net assets
Fannie Mae	26.51%
U.S. Treasury	22.54
Freddie Mac	6.01
Federal Home Loan Bank	1.32
United Mexican States Government	.91
South Korean Government	.71
JPMorgan Chase	.53
Enbridge Energy Partners	.48
J.P. Morgan Chase Commercial Mortgage Securities Trust	.48
Lloyds Banking Group	.45

Bonds, notes & other debt instruments — 94.97%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Mortgage-backed obligations1 — 34.23%
Fannie Mae:
3.00% 2027	$243,790	$251,828
5.00% 2038	49,970	54,048
6.00% 2038	81,191	89,503
6.00% 2038	69,269	76,621
6.00% 2039	53,178	58,622
4.00% 2040	39,980	42,363
4.00% 2041	58,314	61,350
4.00% 2041	48,398	50,903	25.86%
4.50% 2041	45,409	48,971
5.00% 2041	35,262	38,808
5.50% 2041	42,000	45,775
3.50% 2042	54,625	56,195
4.50% 2042	119,774	127,484
5.00% 2042	121,935	131,747
6.00% 2042	41,585	45,795
2.902%–9.80% 2023–20422	1,148,906	1,235,248
Freddie Mac:
5.50% 2038	45,872	49,845
5.50% 2042	84,375	91,560	4.69
0%–5.676% 2018–20412	274,923	296,570
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	40,209	44,489.48
Other securities		299,187	3.20
		3,196,912	34.23

Bonds & notes of U.S. government & government agencies — 27.02%
U.S. Treasury:
1.00% 2012	101,500	101,823
1.125% 2013	161,048	163,193
1.25% 2014	117,636	120,089
1.875% 2015	74,610	78,217
2.125% 2015	42,250	44,824
0.125% 20163	80,786	84,334
1.00% 2016	100,830	101,911
1.00% 2016	55,945	56,569
2.375% 2016	75,000	80,347
7.50% 2016	50,000	65,979
8.75% 2017	75,000	105,795	22.54
8.75% 2020	40,000	63,118
2.00% 2021	80,447	81,327
2.125% 2021	249,930	256,246
8.00% 2021	25,000	39,083
4.25% 2039	98,211	124,788
3.875% 2040	49,300	59,010
4.25% 2040	40,000	50,934
3.75% 2041	73,236	85,988
0.875%–7.625% 2012–20413	278,880	341,706

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Bonds & notes of U.S. government & government agencies (continued)
Freddie Mac:
2.125% 2012	$50,000	$50,723
0.375%–5.00% 2013–2014	70,000	72,546	1.32%
Federal Home Loan Bank:
1.75% 2012	44,000	44,462
2.25%–4.00% 2012–2013	75,000	78,382	1.32
Fannie Mae 1.00%–5.375% 2013–2016	58,530	60,531.65
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.824%–2.20% 20122	27,000	27,181.29
Other securities		83,898.90
		2,523,004	27.02

Financials — 7.96%
JPMorgan Chase & Co. 3.15%–4.35% 2015–2021	48,730	49,508.53
Other securities		693,856	7.43
		743,364	7.96

Other — 25.76%
Other securities		2,405,384	25.76
Total bonds, notes & other debt instruments (cost: $8,553,545,000)		8,868,664	94.97

Preferred securities — 0.01%
Miscellaneous — 0.01%
Other preferred securities in initial period of acquisition		1,000.01
Total preferred securities (cost: $785,000)		1,000.01

Common stocks — 0.01%
Consumer discretionary — 0.01%
Other securities		568.01
Total common stocks (cost: $1,032,000)		568.01

American Funds Insurance Series

Bond Fund

Rights & warrants — 0.00%
			Percent
		Value	of net
		(000)	assets
Telecommunication services — 0.00%
Other securities		$94.00%
Total rights & warrants (cost: $5,038,000)		94.00

Short-term securities — 12.91%	Principal
	amount
	(000)

U.S. Treasury Bill 0.06%–0.088% due 8/23/2012	$207,100	207,019	2.22
Fannie Mae 0.055%–0.13% due 5/1–10/1/2012	186,500	186,427	1.99
Freddie Mac 0.05%–0.12% due 5/18–7/10/2012	157,640	157,588	1.69
Procter & Gamble Co. 0.09%–0.10% due 2/27–4/17/20124	80,000	79,985.86
Private Export Funding Corp. 0.08%–0.12% due 1/5–2/14/20124	72,800	72,786.78
Chariot Funding, LLC 0.22% due 3/2/20124	50,000	49,990
Jupiter Securitization Co., LLC 0.22% due 1/19/20124	22,000	21,997.77
Straight-A Funding LLC 0.15%–0.19% due 1/18–3/1/20124	70,076	70,070.75
Variable Funding Capital Company LLC 0.25% due 1/23/20124	50,000	49,991.53
Coca-Cola Co. 0.12% due 1/12/20124	48,400	48,399.52
Federal Home Loan Bank 0.07% due 1/13–7/2/2012	44,110	44,101.47
Medtronic Inc. 0.08% due 1/24–3/8/20124	44,000	43,993.47
Other securities		173,359	1.86
Total short-term securities (cost: $1,205,647,000)		1,205,705	12.91
Total investment securities (cost: $9,766,047,000)		10,076,031	107.90
Other assets less liabilities		(737,858)	(7.90)
Net assets		$9,338,173	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,511,000, which represented .06% of the net assets of the fund. Some of “Other securities” (with an aggregate value of $9,864,000, an aggregate cost of $8,373,000 and representing .11% of the net assets of the fund) were acquired through private placement transactions from 7/17/2009 to 11/17/2010 that may subject them to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically.
3	Index-linked bond whose principal amount moves with a government price index.
4
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,367,324,000, which represented 14.64% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio  December 31, 2011

Bonds, notes & other debt instruments — 94.71%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Euros — 17.15%
German Government:
Series 6, 4.00% 2016	€22,295	US$33,075
Series 7, 4.00% 2018	10,500	15,877
Series 8, 4.25% 2018	8,875	13,662	5.87%
6.25% 2030	7,400	14,733
2.25%–5.50% 2013–2042	36,700	55,233
Netherlands Government Eurobond:
4.25% 2013	16,000	21,982
4.50% 2017	9,595	14,313	1.91
3.75% 2042	4,125	6,775
Belgium (Kingdom of):
Series 49, 4.00% 2017	22,722	30,265
			1.54
Series 40, 5.50% 2017	3,250	4,606
Spanish Government:
3.25% 2016	18,450	23,167
			1.46
5.50% 2021	7,425	9,891
Italian Government:
3.75% 2016	13,600	16,314
			1.42
3.75%–4.75% 2013–2026	13,075	15,784
Canadian Government 3.50% 2020	4,000	5,854.26
Hungarian Government 5.75%–6.00% 2018–2019	2,400	2,635.12
Other securities		102,964	4.57
		387,130	17.15

Japanese yen — 14.10%
Japanese Government:
Series 248, 0.70% 2013	¥1,120,000	14,653
Series 269, 1.30% 2015	4,654,300	62,558
Series 284, 1.70% 2016	4,162,650	57,663
Series 296, 1.50% 2018	971,600	13,426
			14.10
Series 299, 1.30% 2019	5,198,550	70,897
Series 310, 1.00% 2020	5,070,450	66,799
Series 21, 2.30% 2035	1,361,400	19,242
1.40%–2.40% 2012–2038	954,500	13,139
		318,377	14.10

South Korean won — 3.55%
South Korean Government:
Series 1303, 5.25% 2013	KRW13,550,190	12,019
Series 1309, 5.75% 2013	13,550,000	12,222	3.55
3.50%–5.75% 2014–2018	60,604,300	55,806
		80,047	3.55

British pounds — 3.36%
United Kingdom:
3.75% 2019	£11,670	20,929
4.25% 2040	8,450	16,192	3.05
2.00%–5.00% 2015–2046	17,820	31,795
Other securities		6,956.31
		75,872	3.36

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments
		Principal		Percent
		amount	Value	of net
		(000)	(000)	assets
Mexican pesos — 3.15%
United Mexican States Government:
Series M10, 7.75% 2017		MXN527,900	US$41,549
				3.15%
7.00%–9.50% 2014–2029		378,000	29,561
			71,110	3.15

Malaysian ringgits — 3.01%
Malaysian Government:
Series 509, 3.21% 2013		MYR61,375	19,441
Series 204, 5.094% 2014		48,310	15,956
Series 0207, 3.814% 2017		38,435	12,378	3.01
Series 0210, 4.012% 2017		56,905	18,510
Series 2/03, 4.24% 2018		5,000	1,647
			67,932	3.01

Polish zloty — 1.99%
Polish Government:
Series 0414, 5.75% 2014		PLN90,450	26,713
				1.99
Series 1017, 5.25% 2017		63,745	18,286
			44,999	1.99

Canadian dollars — 1.78%
Canadian Government 2.00%–4.50% 2014–2021	$	C19,935	21,265.94
Province de Québec 5.25%–9.375% 2013–2023		875	1,045.05
Other securities			17,842.79
			40,152	1.78

Swedish kronor — 1.50%
Swedish Government:
Series 1049, 4.50% 2015		SKr148,900	24,381
				1.50
4.00%–6.75% 2012–20141		59,010	9,395
			33,776	1.50

Singapore dollars — 1.32%
Singapore (Republic of) 3.75% 2016	$	S33,885	29,708	1.32

Hungarian forints — 1.11%
Hungarian Government:
Series 17/B, 6.75% 2017		HUF3,954,510	14,536
				1.11
6.75%–8.00% 2015–2022		2,899,770	10,454
			24,990	1.11

Australian dollars — 0.72%
Queensland Treasury Corp., Series 15, 6.00% 2015	$	A12,000	13,080.58
Other securities			3,286.14
			16,366.72

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Danish kroner — 0.58%
Kingdom of Denmark 4.00% 2015	DKr60,000	US$11,900.53%
Other securities		1,235.05
		13,135.58

Norwegian kroner — 0.53%
Norwegian Government 5.00% 2015	NKr65,000	12,083.53

U.S. dollars — 39.71%
U.S. Treasury:
1.00% 2012	US$31,000	31,099
2.75% 2013	13,000	13,593
1.25% 2014	21,620	22,071
1.00% 2016	20,262	20,479
2.00% 2016	14,720	15,536
			14.39
2.625% 2016	21,250	22,978
5.125% 2016	10,925	13,007
2.125% 2021	43,578	44,679
3.875% 2040	11,650	13,944
0.50%–4.75% 2012–20412	119,109	127,412
Fannie Mae:
3.00% 20271	13,420	13,862
4.00% 20411	11,843	12,524	6.95
2.902%–6.50% 2024–20421,3	122,580	130,493
Polish Government 5.125%–6.375% 2019–2021	3,735	4,005.18
United Mexican States Government Global 5.95% 2019	1,660	1,981.09
Hungarian Government 6.25% 2020	2,150	1,946.09
South Korean Government 5.75% 2014	700	763.03
Other securities		406,032	17.98
		896,404	39.71

Other currencies — 1.15%
Other securities		26,061	1.15
Total bonds, notes & other debt instruments (cost: $2,090,957,000)		2,138,142	94.71

Preferred securities — 0.02%

U.S. dollars — 0.02%
Other securities	513.02
Total preferred securities (cost: $534,000)	513.02

American Funds Insurance Series

Global Bond Fund

Common stocks — 0.01%
Percent
	Value	of net
	(000)	assets
U.S. dollars — 0.01%
Other securities	US$143.01%
Total common stocks (cost: $120,000)	143.01

Rights & warrants — 0.00%

U.S. dollars — 0.00%
Other securities	5.00
Total rights & warrants (cost: $30,000)	5.00

Short-term securities — 5.70%
	Principal
	amount
	(000)

Québec (Province of) 0.11% due 3/14/20124	US$27,300	27,275	1.21
British Columbia (Province of) 0.12% due 4/4/2012	20,700	20,694.92
Fannie Mae 0.012% due 3/21/2012	18,300	18,299.81
Thunder Bay Funding, LLC 0.22% due 1/17–1/20/20124	16,600	16,598.73
Straight-A Funding LLC 0.19% due 2/22/20124	15,000	14,997.66
Coca-Cola Co. 0.10%–0.17% due 2/22–5/2/20124	14,100	14,093.62
U.S. Treasury Bill 0.223% due 1/12/2012	1,050	1,050.05
Other securities		15,650.70
Total short-term securities (cost: $128,674,000)		128,656	5.70
Total investment securities (cost: $2,220,315,000)		2,267,459	100.44
Other assets less liabilities		(9,837)	(.44)
Net assets		US$2,257,622	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,434,000, which represented .07% of the net assets of the fund. One of these securities (which represented less than .01% of the net assets of the fund) was acquired through a private placement transaction that may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Index-linked bond whose principal amount moves with a government price index.
3	Coupon rate may change periodically.
4
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $178,360,000, which represented 7.90% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio  December 31, 2011

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
First Data	2.94%	CIT Group	1.73%
Sprint Nextel	2.57	Wind SpA	1.54
Realogy	2.39	Revel Holdings	1.30
MGM Resorts International	2.34	Freescale Semiconductor	1.28
Clearwire	1.98	Hawker Beechcraft	1.26

Bonds, notes & other debt instruments — 90.98%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Consumer discretionary — 21.36%
MGM Resorts International:
6.75% 2013	$10,820	$10,942
5.875% 2014	11,330	11,047	2.34%
6.625%–13.00% 2012–2020	20,935	21,865
Revel Entertainment:
Term Loan B, 9.00% 20181,2,3	17,775	16,291
			1.30
12.00% 20184,5,6	11,228	8,112
Univision Communications Inc.:
Term Loan, 4.546% 20171,2,3	16,094	14,376
			1.24
6.875%–8.50% 2019–20217	9,525	8,854
Needle Merger Sub Corp. 8.125% 20197	12,455	11,926.64
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20181,2,3	11,540	11,151.60
Royal Caribbean Cruises Ltd. 11.875% 2015	7,550	8,947.48
Boyd Gaming Corp. 9.125% 2018	9,190	8,776.47
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	7,900	8,571.46
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	7,925	8,490.45
Other securities		250,464	13.38
		399,812	21.36

Financials — 12.51%
Realogy Corp.:
Letter of Credit, 4.522% 20161,2,3	1,333	1,194
Term Loan B, 4.691% 20161,2,3	17,427	15,615
			2.39
Second Lien Term Loan A, 13.50% 20172,3	18,315	18,429
7.875% 20197	10,800	9,450
CIT Group Inc., Series A:
7.00% 2015	22,075	22,147
			1.73
7.00% 2016	10,300	10,313
Liberty Mutual Group Inc., Series C, 10.75% 20881,7	6,695	8,469.45
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)1	2,930	3,153.17
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)1	1,985	2,121.11
Other securities		143,281	7.66
		234,172	12.51

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Telecommunication services — 11.30%
Nextel Communications, Inc.:
Series D, 7.375% 2015	$18,955	$17,439
5.95%–6.875% 2013–2014	11,935	11,684	2.57%
Sprint Nextel Corp. 6.00%–11.50% 2016–20217	19,875	18,956
Clearwire Communications and Clearwire Finance, Inc.:
Series A, 12.00% 20157	16,515	15,896
Series B, 12.00% 20157	13,480	12,974	1.95
12.00% 20177	9,135	7,651
Wind Acquisition SA:
11.75% 20177	22,543	20,289
7.25% 20187	4,400	4,015	1.54
7.375% 2018	†4,075	4,509
Cricket Communications, Inc.:
7.75% 2016	$12,710	13,187
			1.13
7.75%–10.00% 2015–2020	8,159	7,929
Digicel Group Ltd. 8.875% 20157	9,350	9,256.49
Other securities		67,678	3.62
		211,463	11.30

Industrials — 10.88%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 2.479% 20141,2,3	1,553	1,175
Term Loan B, 2.579% 20141,2,3	25,211	19,073
			1.26
Term Loan B, 10.50% 20141,2,3	1,502	1,200
8.50%–9.75% 2015–20171,6	11,033	2,038
Ply Gem Industries, Inc.:
13.125% 2014	4,605	4,098
			1.06
8.25% 2018	17,975	15,751
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	19,720	17,304.92
DAE Aviation Holdings, Inc. 11.25% 20157	10,871	11,360.61
Nortek Inc. 10.00% 20187	9,710	9,249.49
ARAMARK Corp. 8.50% 2015	8,600	8,858.47
Other securities		113,623	6.07
		203,729	10.88

Health care — 10.02%
Quintiles, Term Loan B, 5.00% 20181,2,3	16,684	16,421.88
VWR Funding, Inc., Series B, 10.25% 20151,6	15,402	15,980.85
Bausch & Lomb Inc. 9.875% 2015	13,105	13,826.74
PTS Acquisition Corp. 9.50% 20151,6	11,540	11,915.64
inVentiv Health Inc. 10.00% 20187	12,310	11,325.61
Tenet Healthcare Corp. 7.375% 2013	10,335	10,697.57
Symbion Inc. 8.00% 2016	9,725	9,032.48
Other securities		98,328	5.25
		187,524	10.02

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Information technology — 7.94%
First Data Corp.:
Term Loan B2, 3.044% 20141,2,3	$6,259	$5,696
8.25% 20217	9,740	8,766
12.625% 20217	17,425	15,247	2.94%
8.75% 20221,6,7	13,342	11,541
7.375%–11.25% 2015–20196,7	15,308	13,862
Freescale Semiconductor, Inc.:
Term Loan, 4.52% 20161,2,3	402	385
10.125% 2016	11,072	11,709	1.28
9.25%–10.125% 20187	10,920	11,844
NXP BV and NXP Funding LLC 9.75% 20187	11,620	12,724.68
SRA International, Inc., Term Loan B, 6.50% 20181,2,3	11,622	11,003.59
Other securities		45,924	2.45
		148,701	7.94

Materials — 4.86%
Reynolds Group 7.125%–9.875% 2016–20197	19,550	19,435	1.04
Georgia Gulf Corp. 9.00% 20177	13,305	14,137.76
Other securities		57,306	3.06
		90,878	4.86

Energy — 4.83%
Laredo Petroleum, Inc. 9.50% 20197	10,275	10,943.59
Other securities		79,412	4.24
		90,355	4.83

Consumer staples — 3.62%
Rite Aid Corp. 10.25% 2019	9,995	11,069.59
Other securities		56,756	3.03
		67,825	3.62

Utilities — 3.16%
Intergen Power 9.00% 20177	8,775	9,280.50
Other securities		49,842	2.66
		59,122	3.16

Other — 0.50%
Other securities		9,369.50
Total bonds, notes & other debt instruments (cost: $1,734,979,000)		1,702,950	90.98

American Funds Insurance Series

High-Income Bond Fund

Convertible securities — 0.45%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Telecommunication services — 0.04%
Clearwire Corp. 8.25% convertible notes 20407	$891	$575.03%
Other securities		213.01
		788.04

Other — 0.41%
Other securities		7,678.41
Total convertible securities (cost: $9,958,000)		8,466.45

Preferred securities — 0.54%

Financials — 0.54%
Other securities		10,028.54
Total preferred securities (cost: $10,249,000)		10,028.54

Common stocks — 0.49%
Other — 0.49%
Other securities		9,176.49
Total common stocks (cost: $9,135,000)		9,176.49

Rights & warrants — 0.01%	Shares
Consumer discretionary — 0.01%
Revel Holdings, Inc., warrants, expire 20214,5,8	5,250	8.00
Other securities		182.01
		190.01

Telecommunication services — 0.00%
Other securities		90.00
Total rights & warrants (cost: $4,981,000)		280.01

American Funds Insurance Series

High-Income Bond Fund

Short-term securities — 5.57%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets

Freddie Mac 0.06%–0.09% due 4/23–6/18/2012	$30,200	$30,193	1.61%
Variable Funding Capital Company LLC 0.20% due 1/4/20127	21,500	21,499	1.15
Chariot Funding, LLC 0.18% due 2/7/20127	18,900	18,898	1.01
NetJets Inc. 0.03% due 1/3/20127	15,200	15,200.81
Federal Home Loan Bank 0.08% due 3/23/2012	11,000	10,999.59
Other securities		7,446.40
Total short-term securities (cost: $104,233,000)		104,235	5.57
Total investment securities (cost: $1,873,535,000)		1,835,135	98.04
Other assets less liabilities		36,618	1.96
Net assets		$1,871,753	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Coupon rate may change periodically.
2	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $218,855,000, which represented 11.69% of the net assets of the fund.

4
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $28,441,000, which represented 1.52% of the net assets of the fund.

5
Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.  Further details on these holdings appear below.

	Percent
	Acquisition		Cost	Value	of net
	date(s	)	(000)	(000)	assets
Revel Entertainment 12.00% 2018	2/15/2011–9/16/2011		$10,825	$8,112.43%
Revel Holdings, Inc., warrants, expire 2021	2/15/2011		—	8.00
Other restricted securities			4,091	3,721.20
Total restricted securities			$14,916	$11,841.63%

6	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $637,502,000, which represented 34.06% of the net assets of the fund.

8	Security did not produce income during the last 12 months.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

Mortgage Fund

Investment portfolio  December 31, 2011

Bonds, notes & other debt instruments — 87.05%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Mortgage-backed obligations — 72.03%

Federal agency mortgage-backed obligations1 — 70.79%
Freddie Mac 3.00% 2026	$484	$501
Freddie Mac 3.00% 2026	299	309
Freddie Mac 5.50% 2037	2,000	2,173
Freddie Mac 5.50% 2038	1,108	1,204
Freddie Mac 4.50% 2039	330	350
Freddie Mac 5.00% 2039	623	670
Freddie Mac 5.50% 2039	5,360	5,825
Freddie Mac 5.50% 2039	1,500	1,630
Freddie Mac 4.50% 2040	1,342	1,424
Freddie Mac 4.50% 2040	974	1,033
			30.01%
Freddie Mac 4.50% 2041	1,875	1,989
Freddie Mac 4.50% 2041	667	707
Freddie Mac 4.50% 2041	513	544
Freddie Mac 4.50% 2041	348	374
Freddie Mac 4.50% 2041	238	252
Freddie Mac 4.00% 20422	1,250	1,311
Freddie Mac 5.00% 20422	300	322
Freddie Mac 5.50% 20422	2,050	2,225
Freddie Mac, Series K704, Class A2, 2.412% 2018	75	76
Freddie Mac, Series K015, Class A1, 2.257% 2020	50	51
Fannie Mae 3.00% 20272	3,725	3,848
Fannie Mae 3.50% 20272	2,950	3,086
Fannie Mae 5.00% 2038	100	108
Fannie Mae 5.50% 2038	300	328
			21.35
Fannie Mae 5.00% 2039	500	541
Fannie Mae 4.50% 20422	1,625	1,730
Fannie Mae 5.00% 20422	550	594
Fannie Mae 6.00% 20422	5,550	6,112
Government National Mortgage Assn. 6.00% 2035	1,116	1,267
Government National Mortgage Assn. 3.50% 2041	1,780	1,863
Government National Mortgage Assn. 6.50% 2041	2,990	3,401
			15.85
Government National Mortgage Assn. 3.50% 20422	1,150	1,201
Government National Mortgage Assn. 3.50% 20422	725	755
Government National Mortgage Assn. 4.00% 20422	3,400	3,648
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033	248	262
			3.58
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	2,274	2,480
		54,194	70.79

Other mortgage-backed securities1 — 1.24%
National Bank of Canada 2.20% 20163	250	253.33
Bank of Montreal 1.30% 20143	250	250.33
Australia & New Zealand Banking Group Ltd. 2.40% 20163	250	248.32
Bank of Nova Scotia 1.25% 20143	200	199.26
		950	1.24
Total mortgage-backed obligations		55,144	72.03

Federal agency bonds & notes — 9.63%
Federal Home Loan Bank 1.125% 2012	1,400	1,406
Federal Home Loan Bank 1.875% 2013	5,100	5,220	9.63
Federal Home Loan Bank 4.125% 2020	650	745
		7,371	9.63

American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
U.S. Treasury bonds & notes — 5.39%
U.S. Treasury 0.50% 2013	$1,300	$1,306
U.S. Treasury 0.50% 2014	1,950	1,959	5.39%
U.S. Treasury 8.00% 2021	550	860
		4,125	5.39
Total bonds, notes & other debt instruments (cost: $65,983,000)		66,640	87.05

Short-term securities — 44.56%

Pfizer Inc 0.04% due 1/12/20123	3,100	3,100	4.05
Johnson & Johnson 0.04% due 4/3/20123	2,500	2,500	3.27
PepsiCo Inc. 0.04%–0.07% due 1/9–1/11/20123	2,400	2,400	3.13
McDonald’s Corp. 0.06% due 2/3/20123	2,400	2,399	3.13
Straight-A Funding LLC 0.19% due 2/27/20123	2,200	2,200	2.87
Medtronic Inc. 0.08%–0.11% due 1/10–3/15/20123	2,100	2,100	2.74
Procter & Gamble Co. 0.11%–0.17% due 1/5–5/1/20123	2,100	2,099	2.74
Wal-Mart Stores, Inc. 0.04% due 1/4/20123	2,000	2,000	2.61
NetJets Inc. 0.06% due 1/26/20123	2,000	2,000	2.61
BHP Billiton Finance (USA) Limited 0.18% due 2/2/20123	2,000	1,999	2.61
eBay Inc. 0.10% due 3/13/20123	2,000	1,998	2.61
Jupiter Securitization Co., LLC 0.21% due 1/4/20123	1,800	1,800	2.35
Texas Instruments Inc. 0.20% due 4/17/20123	1,600	1,598	2.09
Private Export Funding Corp. 0.10% due 2/15/20123	1,500	1,499	1.96
Federal Farm Credit Banks 0.14%–0.15% due 5/15–10/18/2012	1,425	1,424	1.86
Harvard University 0.12% due 1/13/2012	1,000	1,000	1.31
Coca-Cola Co. 0.17% due 2/2/20123	1,000	1,000	1.31
Thunder Bay Funding, LLC 0.21% due 1/17/20123	1,000	1,000	1.31
Total short-term securities (cost: $34,119,000)		34,116	44.56
Total investment securities (cost: $100,102,000)		100,756	131.61
Other assets less liabilities		(24,201)	(31.61)
Net assets		$76,555	100.00%

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	A portion or all of the security purchased on a TBA basis.
3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $32,642,000, which represented 42.64% of the net assets of the fund.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio  December 31, 2011

Bonds, notes & other debt instruments — 94.41%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Mortgage-backed obligations — 55.75%

Federal agency mortgage-backed obligations1 — 55.67%
Fannie Mae:
3.00% 20272	$241,378	$249,336
6.00% 2038	105,200	115,971
6.00% 2038	27,922	30,886
6.00% 2038	27,064	29,834
2.615% 20403	26,351	27,364
6.00% 2040	54,873	60,592	33.54%
4.50% 2041	52,954	57,108
3.50% 20422	36,575	37,626
4.50% 20422	87,115	92,723
5.00% 20422	44,705	48,302
0%–11.512% 2012–20472,3	494,006	528,486
Freddie Mac:
5.50% 2038	88,864	96,559
5.50% 2038	28,579	31,054
5.50% 2039	26,919	29,250
			13.57
4.00% 2041	58,324	61,278
5.50% 20422	53,425	57,974
0%–6.00% 2014–20413	225,245	240,864
Government National Mortgage Assn.:
4.00% 20422	31,525	33,825
			6.72
3.00%–6.50% 2024–20582,3	203,915	222,179
Vendee Mortgage Trust:
Series 2011-2, Class DA, 3.75% 2033	29,513	31,195
			1.55
Series 2010-1, Class DA, 4.25% 2035	25,672	28,004
Other securities		10,991.29
		2,121,401	55.67

Other mortgage-backed securities — 0.08%
Other securities		2,939.08
Total mortgage-backed obligations		2,124,340	55.75

U.S. Treasury bonds & notes — 24.79%
U.S. Treasury:
1.00% 2012	46,000	46,146
1.125% 2013	27,483	27,849
1.375% 2013	37,550	38,052
2.125% 2015	28,750	30,502
11.25% 2015	41,690	55,679
2.375% 2016	30,400	32,567
2.50% 2017	34,250	37,052
3.50% 2018	38,960	44,435	24.79
3.125% 2019	25,910	29,061
2.125% 2021	48,875	50,110
3.125% 2021	27,245	30,412
3.875% 2040	58,250	69,722
4.625% 2040	100,700	135,638
3.75% 2041	42,600	50,017
0.625%–8.75% 2012–20414	240,116	267,439
		944,681	24.79

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Federal agency bonds & notes — 13.65%
Federal Home Loan Bank:
0.875% 2012	$32,025	$32,183
1.75% 2012	30,350	30,669
1.875% 2013	27,355	28,000
			6.71%
3.625% 2013	68,220	72,186
5.50% 2014	46,910	52,955
0.25%–4.125% 2012–2020	38,030	39,588
Fannie Mae:
0.75% 2013	37,750	38,038
			1.97
1.00%–6.125% 2012–2013	36,550	37,000
Freddie Mac 1.75%–2.125% 2012–2015	41,175	42,242	1.11
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125%–2.20% 2012	26,800	27,252.71
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625%–2.625% 2014	23,500	24,390.64
Other securities		95,829	2.51
		520,332	13.65

Other — 0.22%
Other securities		8,441.22
Total bonds, notes & other debt instruments (cost: $3,464,351,000)		3,597,794	94.41

Short-term securities — 21.80%

Straight-A Funding LLC 0.10%–0.19% due 1/5–3/26/20125	105,510	105,493	2.77
Private Export Funding Corp. 0.08%–0.13% due 1/5–4/26/20125	94,800	94,750	2.49
Chariot Funding, LLC 0.20% due 1/13/20125	50,000	49,996
			2.38
Jupiter Securitization Co., LLC 0.22% due 1/19–3/20/20125	40,600	40,574
Coca-Cola Co. 0.09%–0.13% due 3/6–6/11/20125	79,000	78,953	2.07
Federal Farm Credit Banks 0.05%–0.15% due 5/9–12/26/2012	78,000	77,939	2.04
NetJets Inc. 0.08% due 1/3–2/6/20125	50,000	49,998	1.31
Procter & Gamble Co. 0.07%–0.10% due 3/1–3/21/20125	44,250	44,242	1.16
Walt Disney Co. 0.09% due 2/15/20125	41,200	41,193	1.08
Medtronic Inc. 0.04%–0.08% due 1/5–3/8/20125	39,530	39,523	1.04
National Rural Utilities Cooperative Finance Corp. 0.07%–0.09% due 1/19–1/25/2012	38,400	38,398	1.01
Emerson Electric Co. 0.06% due 2/15/20125	30,000	29,997.79
Pfizer Inc 0.04% due 1/12/20125	27,100	27,100.71
Freddie Mac 0.09% due 1/17/2012	19,460	19,460.51
Other securities		92,998	2.44
Total short-term securities (cost: $830,673,000)		830,614	21.80
Total investment securities (cost: $4,295,024,000)		4,428,408	116.21
Other assets less liabilities		(617,723)	(16.21)
Net assets		$3,810,685	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	A portion or all of the security purchased on a TBA basis.
3	Coupon rate may change periodically.
4	Index-linked bond whose principal amount moves with a government price index.
5
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $672,175,000, which represented 17.64% of the net assets of the fund.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2011

Short-term securities — 100.66%
	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Federal agency discount notes — 40.22%
Federal Home Loan Bank 0.01%–0.075% due 1/4–5/18/2012	$127,844	$127,839	20.72%
Fannie Mae 0.012%–0.11% due 1/4–6/11/2012	61,100	61,095	9.90
Freddie Mac 0.03%–0.085% due 1/3–5/16/2012	59,200	59,196	9.60
		248,130	40.22

U.S. Treasuries — 39.64%
U.S. Treasury Bills 0.015%–0.07% due 1/5–6/7/2012	244,500	244,496	39.64

Commercial paper — 20.80%
Old Line Funding, LLC 0.13% due 1/13/20121	10,000	9,999
			3.24
Thunder Bay Funding, LLC 0.22% due 1/20/20121	10,000	9,998
Jupiter Securitization Co., LLC 0.22% due 2/16/20121	7,900	7,897
			2.74
Chariot Funding, LLC 0.18% due 2/28/20121	9,000	8,999
Barclays U.S. Funding Corp. 0.09% due 1/3/2012	15,300	15,300	2.48
Harvard University 0.12% due 1/13/2012	12,500	12,499	2.03
Svenska Handelsbanken Inc. 0.16% due 1/23/20121	12,500	12,499	2.03
Province of Ontario 0.04% due 1/31/2012	12,000	11,999	1.94
IBM Corp. 0.05% due 1/17/20121	10,000	10,000	1.62
Emerson Electric Co. 0.07% due 1/12/20121	7,900	7,900	1.28
Google Inc. 0.04% due 1/20/20121	7,500	7,500	1.22
Becton, Dickinson and Co. 0.10% due 1/4/2012	5,600	5,600.91
Québec (Province of) 0.07% due 3/21/20121	4,700	4,695.76
PepsiCo Inc. 0.07% due 1/24/20121	3,400	3,400.55
		128,285	20.80
Total investment securities (cost: $620,904,000)		620,911	100.66
Other assets less liabilities		(4,054)	(.66)
Net assets		$616,857	100.00%

1
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $82,887,000, which represented 13.44% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2011

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$229,066	$4,813,533	$3,164,183	$23,852,260	$8,560,026
Affiliated issuers	—	—	55,352	489,184	—
Cash denominated in currencies other than U.S. dollars	—	5,773	342	—	1,502
Cash	85	50	363	947	169
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	231	10,048	21,402	19,689	4,621
Sales of fund’s shares	—	8,551	3,319	8,736	3,207
Closed forward currency contracts	—	—	—	—	—
Dividends and interest	402	4,737	4,884	15,499	18,028
	229,784	4,842,692	3,249,845	24,386,315	8,587,553
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	100	—	37
Payables for:
Purchases of investments	—	21,156	800	22,042	9,543
Repurchases of fund’s shares	152	6,137	1,708	37,526	5,940
Investment advisory services	113	2,174	1,959	6,714	3,617
Distribution services	43	752	521	3,579	1,118
Trustees’ deferred compensation	1	19	11	289	134
Other	3	57	58	172	156
	312	30,295	5,157	70,322	20,545
Net assets at December 31, 2011
(total: $102,006,288)	$229,472	$4,812,397	$3,244,688	$24,315,993	$8,567,008
Investment securities, at cost:
Unaffiliated issuers	$218,935	$4,115,583	$3,091,011	$18,889,712	$8,090,818
Affiliated issuers	—	—	$86,665	$262,027	—
Cash denominated in currencies other than U.S. dollars, at cost	—	$5,773	$342	—	$1,502

Net assets consist of:
Capital paid in on shares of beneficial interest	$242,938	$4,815,645	$3,568,329	$22,608,857	$9,346,063
Undistributed (distributions in excess of) net investment income	204	(9,228)	(4,530)	41,249	(28,097)
(Accumulated) undistributed net realized (loss) gain	(23,801)	(691,804)	(360,721)	(3,523,801)	(1,219,705)
Net unrealized appreciation (depreciation)	10,131	697,784	41,610	5,189,688	468,747
Net assets at December 31, 2011	$229,472	$4,812,397	$3,244,688	$24,315,993	$8,567,008
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,983,085)	$27,252	$1,277,544	$794,777	$7,426,025	$3,313,875
Shares outstanding	2,402	65,862	45,981	142,612	217,807
Net asset value per share	$11.35	$19.40	$17.28	$52.07	$15.21
Class 2:
Net assets (total: $63,525,378)	$202,220	$3,534,853	$2,449,911	$16,701,273	$5,209,661
Shares outstanding	17,897	183,293	143,811	323,184	343,533
Net asset value per share	$11.30	$19.29	$17.04	$51.68	$15.16
Class 3:
Net assets (total: $497,825)	—	—	—	$188,695	$43,472
Shares outstanding	—	—	—	3,620	2,854
Net asset value per share	—	—	—	$52.13	$15.23

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$2,172,227	$4,333,120	$1,984,669	$22,989,857	$233,040	$11,124,280	$105,353	$10,076,031	$2,267,459
—	—	6,236	—	—	—	—	—	—
—	—	216	—	5	—	992	—	—
112	83	86	64	70	671	88	490	146
36	—	—	—	—	—	75	1,851	5,817

393	—	1,105	54,161	—	—	318	211,442	19,138
1,652	995	62	6,881	106	6,809	509	7,574	2,796
—	—	—	—	—	—	—	—	—
6,046	7,147	10,526	35,952	683	40,872	552	71,215	26,212
2,180,466	4,341,345	2,002,900	23,086,915	233,904	11,172,632	107,887	10,368,603	2,321,568

—	—	—	—	—	—	1	463	910

1,015	—	—	127,884	—	41,095	8,027	1,019,734	61,065
1,727	7,020	1,479	47,446	143	6,745	—*	6,135	560
1,369	1,517	1,013	5,269	136	2,774	54	2,894	1,013
287	706	391	2,835	42	1,100	14	1,053	347
5	12	4	336	—*	83	—*	24	2
67	21	22	122	5	197	1	127	49
4,470	9,276	2,909	183,892	326	51,994	8,097	1,030,430	63,946

$2,175,996	$4,332,069	$1,999,991	$22,903,023	$233,578	$11,120,638	$99,790	$9,338,173	$2,257,622

$1,930,934	$3,824,542	$1,837,939	$19,393,760	$226,459	$9,806,550	$108,088	$9,766,047	$2,220,315
—	—	$15,878	—	—	—	—	—	—
—	—	$216	—	$5	—	$992	—	—

$2,009,289	$4,501,267	$2,441,879	$22,607,573	$238,841	$10,416,018	$102,732	$9,087,708	$2,171,203
(12,009)	15,329	1,589	75,243	(431)	54,622	(21)	41,435	14,995
(62,526)	(693,105)	(580,559)	(3,376,461)	(11,403)	(667,720)	(260)	(102,086)	20,440
241,242	508,578	137,082	3,596,668	6,571	1,317,718	(2,661)	311,116	50,984
$2,175,996	$4,332,069	$1,999,991	$22,903,023	$233,578	$11,120,638	$99,790	$9,338,173	$2,257,622

$825,589	$992,072	$161,248	$9,495,812	$34,461	$5,932,188	$28,237	$4,354,101	$618,485
42,010	110,272	17,519	285,412	2,571	366,839	3,019	396,113	51,731
$19.65	$9.00	$9.20	$33.27	$13.40	$16.17	$9.35	$10.99	$11.96

$1,350,407	$3,339,997	$1,838,743	$13,234,977	$199,117	$5,151,223	$71,553	$4,984,072	$1,639,137
69,247	374,084	200,181	400,201	14,890	320,747	7,654	458,351	137,648
$19.50	$8.93	$9.19	$33.07	$13.37	$16.06	$9.35	$10.87	$11.91

—	—	—	$172,234	—	$37,227	—	—	—
—	—	—	5,171	—	2,301	—	—	—
—	—	—	$33.30	—	$16.18	—	—	—

American Funds Insurance Series

Statements of assets & liabilities at December 31, 2011
(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,835,135	$100,756		$4,428,408	$620,911
Affiliated issuers	—	—		—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—
Cash	915	143		161	65
Unrealized appreciation on open forward currency contracts	449	—		—	—
Receivables for:
Sales of investments	623	515		146,796	—
Sales of fund’s shares	1,360	301		2,254	1
Closed forward currency contracts	2	—		—	—
Dividends and interest	36,705	177		18,807	—
	1,875,189	101,892		4,596,426	620,977
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—		—	—
Payables for:
Purchases of investments	528	25,305		782,134	—
Repurchases of fund’s shares	1,336	1		2,076	3,813
Investment advisory services	732	26		1,058	172
Distribution services	228	5		426	118
Trustees’ deferred compensation	34	—*		30	14
Other	578	—*		17	3
	3,436	25,337		785,741	4,120
Net assets at December 31, 2011
(total: $102,006,288)	$1,871,753	$76,555		$3,810,685	$616,857
Investment securities, at cost:
Unaffiliated issuers	$1,873,535	$100,102		$4,295,024	$620,904
Affiliated issuers	—	—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,029,297	$75,611		$3,559,618	$616,864
Undistributed (distributions in excess of) net investment income	22,413	—	*	9,324	(14)
(Accumulated) undistributed net realized (loss) gain	(141,974)	290		108,359	—
Net unrealized (depreciation) appreciation	(37,983)	654		133,384	7
Net assets at December 31, 2011	$1,871,753	$76,555		$3,810,685	$616,857
Shares of beneficial interest issued and outstanding (no stated
par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,983,085)	$787,124	$54,814		$1,784,518	$74,963
Shares outstanding	74,692	5,287		137,250	6,596
Net asset value per share	$10.54	$10.37		$13.00	$11.36
Class 2:
Net assets (total: $63,525,378)	$1,064,140	$21,741		$2,002,350	$530,003
Shares outstanding	102,081	2,099		155,383	47,218
Net asset value per share	$10.42	$10.36		$12.89	$11.22
Class 3:
Net assets (total: $497,825)	$20,489	—		$23,817	$11,891
Shares outstanding	1,940	—		1,830	1,052
Net asset value per share	$10.56	—		$13.01	$11.30

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2011
(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund
Investment income:
Income (net of non-U.S. taxes)1,2:
Dividends	$2,786	$101,815	$38,376	$305,574	$247,119
Interest	174	490	2,153	2,457	1,863
	2,960	102,305	40,529	308,031	248,982
Fees and expenses3:
Investment advisory services	1,458	27,891	26,096	86,558	47,532
Distribution services — Class 2	551	10,025	7,214	46,892	15,216
Distribution services — Class 3	—	—	—	393	98
Transfer agent services	—4	—4	—4	2	1
Reports to shareholders	3	295	199	1,719	520
Registration statement and prospectus	1	140	106	720	282
Trustees’ compensation	2	40	29	209	76
Auditing and legal	13	50	53	152	68
Custodian	23	591	799	767	2,514
State and local taxes	3	58	42	299	107
Other	9	47	51	95	83
Total fees and expenses	2,063	39,137	34,589	137,806	66,497
Net investment income (loss)	897	63,168	5,940	170,225	182,485
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments2	2,296	170,508	119,951	1,311,554	68,956
Forward currency contracts	—	—	(107)	—	(1,393)
Currency transactions	46	(1,155)	(1,560)	(1,456)	536
	2,342	169,353	118,284	1,310,098	68,099
Net unrealized (depreciation) appreciation on:
Investments	(21,563)	(691,503)	(872,131)	(2,508,220)	(1,609,598)
Forward currency contracts	—	—	(100)	—	(37)
Currency translations	(7)	(349)	(385)	(209)	(1,274)
	(21,570)	(691,852)	(872,616)	(2,508,429)	(1,610,909)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency	(19,228)	(522,499)	(754,332)	(1,198,331)	(1,542,810)
Net (decrease) increase in net assets resulting from operations	$(18,331)	$(459,331)	$(748,392)	$(1,028,106)	$(1,360,325)

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2011

New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes)1,2:
Dividends	$42,203	$109,432	$71,664	$489,643	$8,460
Interest	15,247	396	3,846	5,948	489
57,450	109,828	75,510	495,591	8,949
Fees and expenses3:
Investment advisory services	17,530	18,180	12,848	64,952	1,594
Distribution services — Class 2	3,922	8,797	5,038	35,996	489
Distribution services — Class 3	—	—	—	348	—
Transfer agent services	—	4	—	4	—	4	1	—	4
Reports to shareholders	118	137	57	1,550	3
Registration statement and prospectus	78	99	46	658	10
Trustees’ compensation	18	32	17	191	2
Auditing and legal	31	26	22	137	9
Custodian	850	31	200	298	59
State and local taxes	26	47	24	263	2
Other	64	6	30	55	12
Total fees and expenses	22,637	27,355	18,282	104,449	2,180
Net investment income (loss)	34,813	82,473	57,228	391,142	6,769
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments2	59,382	47,849	65,035	777,400	(11,287)
Forward currency contracts	107	—	—	—	—
Currency transactions	(147)	(1)	(574)	1,200	(129)
59,342	47,848	64,461	778,600	(11,416)
Net unrealized (depreciation) appreciation on:
Investments	(441,218)	(171,752)	(227,607)	(1,540,418)	(16,734)
Forward currency contracts	36	—	—	—	5
Currency translations	(139)	—	(70)	231	(20)
(441,321)	(171,752)	(227,677)	(1,540,187)	(16,749)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency	(381,979)	(123,904)	(163,216)	(761,587)	(28,165)
Net (decrease) increase in net assets resulting from operations	$(347,166)	$(41,431)	$(105,988)	$(370,445)	$(21,396)

1 Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
2 Additional information related to affiliated transactions is included in the Notes to Financial Statements.
3 Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
4 Amount less than one thousand.
5 For the period May 2, 2011, commencement of operations, through December 31, 2011.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Asset Allocation Fund	Global Balanced Fund5	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund5	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$169,656	$696	$72	$38	$1,053	$—	$—	$—
115,132	368	328,427	75,234	158,333	129	81,017	677
284,788	1,064	328,499	75,272	159,386	129	81,017	677

32,917	279	36,584	11,290	9,026	121	12,281	1,966
13,749	58	12,590	4,070	2,819	16	4,938	1,310
75	—	—	—	39	—	43	23
1	—4	1	—4	—4	—4	—4	—4
685	—4	523	56	68	—4	117	20
285	—4	385	86	29	—4	128	6
82	—4	74	14	15	—4	27	5
64	—4	54	13	12	—4	22	5
123	6	177	354	11	—4	9	2
117	—	104	20	21	—	37	6
35	5	16	7	4	—4	5	1
48,133	348	50,508	15,910	12,044	137	17,607	3,344
236,655	716	277,991	59,362	147,342	(8)	63,410	(2,667)

444,532	(435)	232,962	25,162	57,429	1,055	116,429	—
—	66	(4,687)	13,784	21	—	—	—
715	(62)	(1,611)	(2,356)	(17)	—	—	—
445,247	(431)	226,664	36,590	57,433	1,055	116,429	—

(525,141)	(2,735)	109,277	(9,949)	(165,668)	654	101,161	(6)
—	74	2,246	3,693	592	—	—	—
(44)	—4	(357)	(1,226)	(31)	—	—	—
(525,185)	(2,661)	111,166	(7,482)	(165,107)	654	101,161	(6)

(79,938)	(3,092)	337,830	29,108	(107,674)	1,709	217,590	(6)
$156,717	$(2,376)	$615,821	$88,470	$39,668	$1,701	$281,000	$(2,673)

American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income	$897	$1,450	$63,168	$68,397	$5,940	$17,002
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	2,342	5,186	169,353	107,092	118,284	196,320
Net unrealized (depreciation) appreciation on investments,
forward currency contracts and currency translations	(21,570)	15,161	(691,852)	408,007	(872,616)	510,037
Net (decrease) increase in net assets resulting from operations	(18,331)	21,797	(459,331)	583,496	(748,392)	723,359
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(191)	(216)	(21,349)	(19,112)	(13,077)	(12,806)
Class 2	(882)	(1,057)	(51,249)	(59,393)	(38,284)	(48,449)
Class 3	—	—	—	—	—	—
Total dividends from net investment income	(1,073)	(1,273)	(72,598)	(78,505)	(51,361)	(61,255)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—
Total distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	(1,073)	(1,273)	(72,598)	(78,505)	(51,361)	(61,255)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	4,509	2,700	292,157	168,608	260,759	178,618
Proceeds from reinvestment of dividends and distributions	191	216	21,349	19,112	13,077	12,806
Cost of shares repurchased	(5,708)	(5,109)	(126,381)	(111,278)	(112,847)	(107,308)
Net (decrease) increase from Class 1 transactions	(1,008)	(2,193)	187,125	76,442	160,989	84,116
Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	31,034	33,925	126,562	196,550	190,502	236,754
Proceeds from reinvestment of dividends and distributions	882	1,057	51,249	59,393	38,284	48,449
Cost of shares repurchased	(29,592)	(28,371)	(555,330)	(439,951)	(352,259)	(306,103)
Net increase (decrease) from Class 2 transactions	2,324	6,611	(377,519)	(184,008)	(123,473)	(20,900)
Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—
Net (decrease) increase from Class 3 transactions	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from
capital share transactions	1,316	4,418	(190,394)	(107,566)	37,516	63,216
Total (decrease) increase in net assets	(18,088)	24,942	(722,323)	397,425	(762,237)	725,320
Net assets:
Beginning of period	247,560	222,618	5,534,720	5,137,295	4,006,925	3,281,605
End of period	$229,472	$247,560	$4,812,397	$5,534,720	$3,244,688	$4,006,925
Undistributed (distributions in excess of) net investment income	$204	$186	$(9,228)	$1,357	$(4,530)	$(12,078)
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	360	236	13,872	8,513	13,074	9,226
Shares issued on reinvestment of dividends and distributions	17	18	1,111	925	656	673
Shares repurchased	(475)	(463)	(5,879)	(5,588)	(5,493)	(5,681)
Net (decrease) increase in shares outstanding	(98)	(209)	9,104	3,850	8,237	4,218
Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	2,518	2,989	6,147	10,150	9,954	12,618
Shares issued on reinvestment of dividends and distributions	78	88	2,670	2,903	1,881	2,625
Shares repurchased	(2,441)	(2,585)	(26,120)	(22,732)	(17,409)	(16,786)
Net increase (decrease) in shares outstanding	155	492	(17,303)	(9,679)	(5,574)	(1,543)
Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—
Net decrease in shares outstanding	—	—	—	—	—	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund
Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010

$170,225	$210,636	$182,485	$142,919	$34,813	$33,410	$82,473	$73,478	$57,228	$48,658
1,310,098	17,254	68,099	(41,043)	59,342	40,631	47,848	95,436	64,461	(6,102)
(2,508,429)	4,271,767	(1,610,909)	588,042	(441,321)	284,290	(171,752)	306,280	(227,677)	196,773
(1,028,106)	4,499,657	(1,360,325)	689,918	(347,166)	358,331	(41,431)	475,194	(105,988)	239,329

(69,488)	(69,058)	(74,656)	(72,483)	(17,417)	(11,697)	(19,601)	(11,550)	(4,976)	(4,464)
(112,195)	(130,885)	(104,617)	(127,233)	(26,091)	(24,674)	(60,348)	(59,444)	(52,341)	(51,180)
(1,419)	(1,652)	(910)	(1,222)	—	—	—	—	—	—
(183,102)	(201,595)	(180,183)	(200,938)	(43,508)	(36,371)	(79,949)	(70,994)	(57,317)	(55,644)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(183,102)	(201,595)	(180,183)	(200,938)	(43,508)	(36,371)	(79,949)	(70,994)	(57,317)	(55,644)

—	—	—	—	—	—	—	—	—	—
1,455,614	995,029	733,782	729,575	282,080	246,626	457,400	238,286	24,368	13,258
69,488	69,058	74,656	72,483	17,417	11,697	19,601	11,550	4,976	4,464
(1,739,435)	(818,229)	(401,623)	(341,517)	(108,841)	(75,453)	(129,524)	(41,730)	(25,399)	(20,704)
(214,333)	245,858	406,815	460,541	190,656	182,870	347,477	208,106	3,945	(2,982)
—	—	—	—	—	—	—	—	—	—
377,625	580,610	261,585	440,589	77,973	150,855	87,090	181,120	75,640	142,223
112,195	130,885	104,617	127,233	26,091	24,674	60,348	59,444	52,341	51,180
(2,853,936)	(2,078,003)	(822,667)	(671,643)	(241,474)	(159,071)	(392,846)	(253,803)	(269,548)	(184,508)
(2,364,116)	(1,366,508)	(456,465)	(103,821)	(137,410)	16,458	(245,408)	(13,239)	(141,567)	8,895
3,187	1,539	600	581	—	—	—	—	—	—
1,419	1,652	910	1,222	—	—	—	—	—	—
(37,540)	(38,101)	(10,300)	(11,636)	—	—	—	—	—	—
(32,934)	(34,910)	(8,790)	(9,833)	—	—	—	—	—	—
(2,611,383)	(1,155,560)	(58,440)	346,887	53,246	199,328	102,069	194,867	(137,622)	5,913
(3,822,591)	3,142,502	(1,598,948)	835,867	(337,428)	521,288	(19,311)	599,067	(300,927)	189,598
28,138,584	24,996,082	10,165,956	9,330,089	2,513,424	1,992,136	4,351,380	3,752,313	2,300,918	2,111,320
$24,315,993	$28,138,584	$8,567,008	$10,165,956	$2,175,996	$2,513,424	$4,332,069	$4,351,380	$1,999,991	$2,300,918
$41,249	$55,582	$(28,097)	$(29,678)	$(12,009)	$(3,254)	$15,329	$12,808	$1,589	$2,066

—	—	—	—	—	—	—	—	—	—
26,314	20,478	42,357	43,513	12,763	11,486	49,552	27,726	2,466	1,425
1,339	1,317	4,942	4,232	874	529	2,244	1,277	547	471
(31,294)	(16,869)	(22,899)	(20,349)	(4,907)	(3,665)	(14,425)	(4,849)	(2,639)	(2,312)
(3,641)	4,926	24,400	27,396	8,730	8,350	37,371	24,154	374	(416)

—	—	—	—	—	—	—	—	—	—
6,924	12,106	15,757	26,435	3,627	7,157	9,574	21,403	7,766	15,511
2,158	2,527	6,932	7,486	1,308	1,135	6,956	6,645	5,765	5,411
(51,994)	(43,362)	(47,098)	(40,562)	(10,997)	(8,033)	(42,812)	(30,000)	(27,720)	(20,424)
(42,912)	(28,729)	(24,409)	(6,641)	(6,062)	259	(26,282)	(1,952)	(14,189)	498

58	31	33	35	—	—	—	—	—	—
27	32	60	72	—	—	—	—	—	—
(689)	(792)	(602)	(701)	—	—	—	—	—	—
(604)	(729)	(509)	(594)	—	—	—	—	—	—

American Funds Insurance Series

Statements of changes in net assets	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year Ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income (loss)	$391,142	$388,541	$6,769	$4,018	$236,655	$218,655
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	778,600	(964,931)	(11,416)	5,977	445,247	13,845
Net unrealized (depreciation) appreciation on investments,
forward currency contracts and currency translations	(1,540,187)	3,325,354	(16,749)	5,143	(525,185)	992,916
Net (decrease) increase in net assets resulting from operations	(370,445)	2,748,964	(21,396)	15,138	156,717	1,225,416
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(177,601)	(147,491)	(1,102)	(670)	(126,587)	(105,937)
Class 2	(216,185)	(231,495)	(5,850)	(3,427)	(100,376)	(106,195)
Class 3	(2,942)	(3,023)	—	—	(755)	(837)
Total dividends from net investment income	(396,728)	(382,009)	(6,952)	(4,097)	(227,718)	(212,969)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	(56)	(269)	—	—
Class 2	—	—	(302)	(1,448)	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	(204)	(535)	—	—
Class 2	—	—	(1,104)	(2,988)	—	—
Class 3	—	—	—	—	—	—
Total distributions from net realized gain on investments	—	—	(1,666)	(5,240)	—	—
Total dividends and distributions paid to shareholders	(396,728)	(382,009)	(8,618)	(9,337)	(227,718)	(212,969)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	2,301,709	1,414,619	11,112	6,188	990,218	799,855
Proceeds from reinvestment of dividends and distributions	177,601	147,491	1,362	1,474	126,587	105,937
Cost of shares repurchased	(2,024,087)	(1,185,744)	(5,348)	(3,525)	(372,456)	(294,163)
Net increase (decrease) from Class 1 transactions	455,223	376,366	7,126	4,137	744,349	611,629
Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	225,436	434,546	47,484	74,639	161,946	169,301
Proceeds from reinvestment of dividends and distributions	216,185	231,495	7,256	7,863	100,376	106,195
Cost of shares repurchased	(3,443,264)	(1,713,835)	(10,317)	(7,129)	(776,979)	(659,114)
Net (decrease) increase from Class 2 transactions	(3,001,643)	(1,047,794)	44,423	75,373	(514,657)	(383,618)
Class 3:
Proceeds from shares sold	611	407	—	—	1,486	1,694
Proceeds from reinvestment of dividends and distributions	2,942	3,023	—	—	755	837
Cost of shares repurchased	(33,765)	(38,822)	—	—	(8,524)	(6,363)
Net decrease from Class 3 transactions	(30,212)	(35,392)	—	—	(6,283)	(3,832)
Net (decrease) increase in net assets resulting from
capital share transactions	(2,576,632)	(706,820)	51,549	79,510	223,409	224,179
Total (decrease) increase in net assets	(3,343,805)	1,660,135	21,535	85,311	152,408	1,236,626
Net assets:
Beginning of period	26,246,828	24,586,693	212,043	126,732	10,968,230	9,731,604
End of period	$22,903,023	$26,246,828	$233,578	$212,043	$11,120,638	$10,968,230
Undistributed (distributions in excess of) net investment income	$75,243	$73,310	$(431)	$(235)	$54,622	$43,508
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	66,580	44,685	733	417	59,877	52,906
Shares issued on reinvestment of dividends and distributions	5,467	4,414	102	98	7,976	6,673
Shares repurchased	(58,504)	(36,772)	(372)	(252)	(22,565)	(19,549)
Net increase (decrease) in shares outstanding	13,543	12,327	463	263	45,288	40,030
Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	6,631	13,927	3,211	5,142	9,848	11,268
Shares issued on reinvestment of dividends and distributions	6,690	6,983	546	524	6,358	6,747
Shares repurchased	(99,771)	(54,413)	(691)	(501)	(47,378)	(44,133)
Net (decrease) increase in shares outstanding	(86,450)	(33,503)	3,066	5,165	(31,172)	(26,118)
Class 3:
Shares sold	18	13	—	—	89	112
Shares issued on reinvestment of dividends and distributions	90	90	—	—	48	53
Shares repurchased	(985)	(1,230)	—	—	(518)	(420)
Net decrease in shares outstanding	(877)	(1,127)	—	—	(381)	(255)

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Global Balanced Fund	Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Period ended December 31, 2011*	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Period ended December 31, 2011*
$716	$277,991	$268,247	$59,362	$51,216	$147,342	$143,466	$(8)
(431)	226,664	218,712	36,590	13,242	57,433	22,951	1,055
(2,661)	111,166	82,335	(7,482)	13,306	(165,107)	87,663	654
(2,376)	615,821	569,294	88,470	77,764	39,668	254,080	1,701

(180)	(144,664)	(146,872)	(17,761)	(9,092)	(62,902)	(55,554)	(62)
(386)	(149,774)	(153,261)	(45,443)	(42,020)	(83,842)	(82,568)	(8)
—	—	—	—	—	(1,593)	(1,669)	—
(566)	(294,438)	(300,133)	(63,204)	(51,112)	(148,337)	(139,791)	(70)

—	—	—	(196)	—	—	—	(493)
—	—	—	(676)	—	—	—	(194)
—	—	—	—	—	—	—	—
—	—	—	(2,360)	—	—	—	—
—	—	—	(8,107)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(11,339)	—	—	—	(687)
(566)	(294,438)	(300,133)	(74,543)	(51,112)	(148,337)	(139,791)	(757)

29,990	—	—	—	—	—	—	9,990
—	909,847	1,180,204	349,922	171,837	101,737	206,426	43,900
180	144,664	146,872	20,317	9,092	62,902	55,554	555
—	(1,637,395)	(453,635)	(74,136)	(20,645)	(100,355)	(171,268)	(453)
30,170	(582,884)	873,441	296,103	160,284	64,284	90,712	53,992
10	—	—	—	—	—	—	10
74,155	290,995	569,256	264,743	314,902	125,080	137,965	22,509
386	149,774	153,261	54,226	42,020	83,842	82,568	202
(1,989)	(683,249)	(433,110)	(193,151)	(86,900)	(224,964)	(211,243)	(1,102)
72,562	(242,480)	289,407	125,818	270,022	(16,042)	9,290	21,619
—	—	—	—	—	4,922	6,160	—
—	—	—	—	—	1,593	1,669	—
—	—	—	—	—	(8,071)	(9,925)	—
—	—	—	—	—	(1,556)	(2,096)	—
102,732	(825,364)	1,162,848	421,921	430,306	46,686	97,906	75,611
99,790	(503,981)	1,432,009	435,848	456,958	(61,983)	212,195	76,555

—	9,842,154	8,410,145	1,821,774	1,364,816	1,933,736	1,721,541	—
$99,790	$9,338,173	$9,842,154	$2,257,622	$1,821,774	$1,871,753	$1,933,736	$76,555
$(21)	$41,435	$48,000	$14,995	$8,271	$22,413	$22,697	—†

2,999	—	—	—	—	—	—	999
—	83,574	109,614	28,575	14,447	8,888	18,595	4,279
20	13,182	13,882	1,696	783	5,926	5,027	53
—	(147,575)	(41,890)	(6,021)	(1,747)	(8,824)	(15,457)	(44)
3,019	(50,819)	81,606	24,250	13,483	5,990	8,165	5,287

1	—	—	—	—	—	—	1
7,826	26,930	53,423	21,848	26,666	11,138	12,555	2,185
42	13,786	14,637	4,539	3,636	7,981	7,554	20
(215)	(63,002)	(40,594)	(15,857)	(7,466)	(20,022)	(19,369)	(107)
7,654	(22,286)	27,466	10,530	22,836	(903)	740	2,099

—	—	—	—	—	437	555	—
—	—	—	—	—	150	151	—
—	—	—	—	—	(708)	(901)	—
—	—	—	—	—	(121)	(195)	—

American Funds Insurance Series

(dollars and shares in thousands)

Statements of changes in net assets	U.S. Government/AAA-Rated Securities Fund		Cash Management Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income (loss)	$63,410	$59,630	$(2,667)	$(2,570)
Net realized gain on investments, forward currency contracts and currency transactions	116,429	93,210	—	—
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	101,161	8,856	(6)	27
Net increase (decrease) in net assets resulting from operations	281,000	161,696	(2,673)	(2,543)
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(35,338)	(28,379)	—	—
Class 2	(35,137)	(34,314)	—	—
Class 3	(425)	(478)	—	—
Total dividends from net investment income	(70,900)	(63,171)	—	—
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(26,153)	(5,703)	—	—
Class 2	(29,522)	(8,206)	—	—
Class 3	(336)	(128)	—	—
Long-term net realized gains:
Class 1	(15,498)	—	—	—
Class 2	(17,494)	—	—	—
Class 3	(200)	—	—	—
Total distributions from net realized gain on investments	(89,203)	(14,037)	—	—
Total dividends and distributions paid to shareholders	(160,103)	(77,208)	—	—
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	396,185	550,594	39,488	43,975
Proceeds from reinvestment of dividends and distributions	76,989	34,082	—	—
Cost of shares repurchased	(238,468)	(124,527)	(47,462)	(65,413)
Net increase (decrease) from Class 1 transactions	234,706	460,149	(7,974)	(21,438)
Class 2:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	149,648	416,785	325,889	224,764
Proceeds from reinvestment of dividends and distributions	82,153	42,520	—	—
Cost of shares repurchased	(250,644)	(111,733)	(315,311)	(364,137)
Net (decrease) increase from Class 2 transactions	(18,843)	347,572	10,578	(139,373)
Class 3:
Proceeds from shares sold	4,249	4,021	11,928	11,110
Proceeds from reinvestment of dividends and distributions	961	606	—	—
Cost of shares repurchased	(8,204)	(6,859)	(13,416)	(15,157)
Net decrease from Class 3 transactions	(2,994)	(2,232)	(1,488)	(4,047)
Net increase (decrease) in net assets resulting from capital share transactions	212,869	805,489	1,116	(164,858)
Total increase (decrease) in net assets	333,766	889,977	(1,557)	(167,401)
Net assets:
Beginning of period	3,476,919	2,586,942	618,414	785,815
End of period	$3,810,685	$3,476,919	$616,857	$618,414
Undistributed (distributions in excess of) net investment income	$9,324	$9,697	$(14)	$(14)
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	31,215	43,646	3,470	3,858
Shares issued on reinvestment of dividends and distributions	6,037	2,725	—	—
Shares repurchased	(18,490)	(9,893)	(4,170)	(5,740)
Net increase (decrease) in shares outstanding	18,762	36,478	(700)	(1,882)
Class 2:
Shares issued from initial capitalization	—	—	—	—
Shares sold	11,792	33,195	28,960	19,889
Shares issued on reinvestment of dividends and distributions	6,506	3,427	—	—
Shares repurchased	(19,741)	(8,930)	(28,025)	(32,228)
Net (decrease) increase in shares outstanding	(1,443)	27,692	935	(12,339)
Class 3:
Shares sold	330	318	1,053	978
Shares issued on reinvestment of dividends and distributions	75	48	—	—
Shares repurchased	(642)	(542)	(1,185)	(1,334)
Net decrease in shares outstanding	(237)	(176)	(132)	(356)

*For the period May 2, 2011, commencement of operations, through December 31, 2011.

†Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Notes to financial statements

1. Organization
American Funds Insurance Series (the “Series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 18 different funds (the “funds”). In 2009, shareholders approved a proposal to reorganize the Series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2012; however, the Series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

American Funds Insurance Series

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the Series offers two or three share classes (Classes 1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies
The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls — The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3. Valuation
The funds’ investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The funds generally determine the net asset values of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

American Funds Insurance Series

Methods and inputs — The funds use the following methods and inputs to establish the fair value of their assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities

American Funds Insurance Series

outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The funds classify their assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2011, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended December 31, 2011 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$44,575	$3,681*	$—	$48,256
Consumer discretionary	27,533	—	5,551	33,084
Health care	28,634	—	—	28,634
Financials	24,196	—	—	24,196
Industrials	12,668	1,433*	—	14,101
Utilities	11,805	—	—	11,805
Telecommunication services	7,381	530*	—	7,911
Materials	4,256	—	—	4,256
Other	2,153	—	—	2,153
Miscellaneous	9,708	—	—	9,708
Convertible securities	277	91	—	368
Bonds, notes & other debt instruments	—	15,368	—	15,368
Short-term securities	—	29,226	—	29,226
Total	$173,186	$50,329	$5,551	$229,066

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $5,644,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized appreciation†	Ending value at 12/31/2011
Investment securities	$2,500	$3,051	$5,551

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$3,051

†Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Global Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$749,464	$26,881*	$1,234	$777,579
Information technology	618,074	60,782*	—	678,856
Financials	608,617	9,171*	—	617,788
Health care	557,163	—	—	557,163
Consumer staples	546,403	—	—	546,403
Industrials	390,972	—	—	390,972
Energy	380,507	—	—	380,507
Materials	245,596	—	—	245,596
Telecommunication services	192,002	—	—	192,002
Utilities	55,819	—	—	55,819
Miscellaneous	53,741	—	—	53,741
Short-term securities	—	317,107	—	317,107
Total	$4,398,358	$413,941	$1,234	$4,813,533

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $96,834,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation†	Ending value at 12/31/2011
Investment securities	$1,342	$(108)	$1,234

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$(108)

†Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Global Small Capitalization Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$476,304	$50,7831	$20	$527,107
Industrials	296,665	78,9651	—	375,630
Information technology	334,087	—	1,885	335,972
Health care	291,337	—	—	291,337
Materials	218,148	20,0101	4,115	242,273
Energy	220,103	—	—	220,103
Financials	148,680	8,7061	2,000	159,386
Utilities	95,992	—	—	95,992
Other	100,325	14,1411	—	114,466
Miscellaneous	153,612	1,1231	—	154,735
Preferred securities	2,817	—	—	2,817
Rights & warrants	484	482	5	971
Convertible securities	1,110	3,733	1,295	6,138
Bonds, notes & other debt instruments	—	134,100	—	134,100
Short-term securities	—	558,508	—	558,508
Total	$2,339,664	$870,551	$9,320	$3,219,535

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $171,720,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts2:	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	—	$(100)	—	$(100)

2	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Global Small Capitalization Fund (continued)

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 33	Purchases	Sales	Net realized gain4	Unrealized depreciation4	Transfers out of Level 33	Ending value at 12/31/2011
Investment securities	$5,570	$20,218	$2,497	$(2)	$1	$(16,769)	$(2,195)	$9,320

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)4:								$(16,343)

3	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
4	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$4,414,842	$—	$88,816	$4,503,658
Information technology	3,546,784	68,7931	4,846	3,620,423
Energy	3,017,050	—	58,530	3,075,580
Financials	2,927,228	—	25,529	2,952,757
Health care	2,194,964	—	24,166	2,219,130
Industrials	1,994,382	—	—	1,994,382
Materials	1,924,964	—	—	1,924,964
Consumer staples	894,027	74,9221	—	968,949
Telecommunication services	342,271	—	—	342,271
Utilities	14,868	—	25,171	40,039
Miscellaneous	135,647	—	—	135,647
Short-term securities	—	2,563,644	—	2,563,644
Total	$21,407,027	$2,707,359	$227,058	$24,341,444

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $143,715,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized appreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$192,347	$20,612	$78,324	$(24,330)	$(332)	$44,106	$(83,669)	$227,058

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$43,774

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
3	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

International Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Financials	$1,146,508	$85,2731	$—	$1,231,781
Health care	1,030,479	—	—	1,030,479
Industrials	917,424	45,5691	—	962,993
Consumer discretionary	789,564	142,5241	6,284	938,372
Information technology	660,152	256,1681	—	916,320
Consumer staples	771,542	14,207	—	785,749
Telecommunication services	566,945	40,1301	—	607,075
Materials	502,758	22,6541	—	525,412
Energy	451,321	—	—	451,321
Utilities	235,679	—	—	235,679
Miscellaneous	56,590	8361	—	57,426
Bonds, notes & other debt instruments	—	13,621	—	13,621
Short-term securities	—	803,798	—	803,798
Total	$7,128,962	$1,424,780	$6,284	$8,560,026

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $593,154,000 of investment securities were classified as Level 2 instead of Level 1.

American Funds Insurance Series

Forward currency contracts2:	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	—	$(37)	—	$(37)

2	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation3	Ending value at 12/31/2011
Investment securities	$6,835	$(551)	$6,284

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:│			$(551)

3	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

New World Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$349,865	$—	—	$349,865
Consumer discretionary	228,270	4,586*	—	232,856
Health care	193,816	16,442*	—	210,258
Financials	161,711	14,232*	—	175,943
Energy	143,027	—	—	143,027
Information technology	99,854	43,002*	—	142,856
Materials	122,757	6,619*	—	129,376
Industrials	119,666	—	—	119,666
Telecommunication services	100,130	—	—	100,130
Utilities	35,494	—	—	35,494
Miscellaneous	58,141	—	—	58,141
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	179,812	—	179,812
Other	—	34,571	—	34,571
Short-term securities	—	260,232	—	260,232
Total	$1,612,731	$559,496	—	$2,172,227

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $81,099,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts†:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$36	—	$36

† Forward currency contracts are not included in the investment portfolio.

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$822,214	$—	—	$822,214
Industrials	586,501	—	—	586,501
Consumer staples	528,643	—	—	528,643
Energy	444,243	—	—	444,243
Health care	389,292	—	—	389,292
Consumer discretionary	374,143	—	—	374,143
Financials	347,359	—	—	347,359
Telecommunication services	222,095	—	—	222,095
Materials	133,778	—	—	133,778
Utilities	82,371	—	—	82,371
Miscellaneous	67,812	—	—	67,812
Convertible securities	38,531	—	—	38,531
Short-term securities	—	296,138	—	296,138
Total	$4,036,982	$296,138	—	$4,333,120

American Funds Insurance Series

Global Growth and Income Fund
	Level 1	Level 2	Level 3	Total
Level classification
Investment securities:
Common stocks:
Financials	$271,798	$—	$1,050	$272,848
Consumer discretionary	263,987	—	—	263,987
Industrials	210,015	—	—	210,015
Consumer staples	203,521	—	—	203,521
Materials	202,380	—	—	202,380
Telecommunication services	202,236	—	—	202,236
Information technology	157,281	13,022*	—	170,303
Health care	137,410	—	—	137,410
Energy	130,492	—	—	130,492
Utilities	57,557	—	—	57,557
Miscellaneous	14,761	—	—	14,761
Convertible securities	—	9,998	680	10,678
Bonds, notes & other debt instruments	—	26,573	—	26,573
Short-term securities	—	88,144	—	88,144
Total	$1,851,438	$137,737	$1,730	$1,990,905

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $13,022,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation†	Ending value at 12/31/2011
Investment securities	$2,789	$(1,059)	$1,730

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$(1,059)

†Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Growth-Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$3,849,048	$—	—	$3,849,048
Consumer discretionary	3,178,027	—	—	3,178,027
Industrials	2,991,958	—	—	2,991,958
Energy	2,164,141	—	—	2,164,141
Health care	2,068,960	—	—	2,068,960
Consumer staples	1,787,372	—	—	1,787,372
Financials	1,162,159	—	—	1,162,159
Materials	1,132,867	—	—	1,132,867
Telecommunication services	936,822	—	—	936,822
Utilities	361,078	—	—	361,078
Miscellaneous	506,029	35,892*	—	541,921
Preferred securities	—	15,431	—	15,431
Rights & warrants	1,548	—	—	1,548
Convertible securities	48,074	21,938	—	70,012
Bonds, notes & other debt instruments	—	59,575	—	59,575
Short-term securities	—	2,668,938	—	2,668,938
Total	$20,188,083	$2,801,774	—	$22,989,857

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $35,892,000 of investment securities were classified as Level 2 instead of Level 1.

American Funds Insurance Series

International Growth and Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$36,645	$—	—	$36,645
Consumer discretionary	25,218	511*	—	25,729
Utilities	22,110	—	—	22,110
Telecommunication services	20,863	483*	—	21,346
Industrials	19,741	—	—	19,741
Financials	19,293	—	—	19,293
Health care	14,794	—	—	14,794
Information technology	13,300	1,012*	—	14,312
Energy	13,719	—	—	13,719
Materials	12,681	283*	—	12,964
Bonds, notes & other debt instruments	—	12,191	—	12,191
Short-term securities	—	20,196	—	20,196
Total	$198,364	$34,676	—	$233,040

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,289,000 of investment securities were classified as Level 2 instead of Level 1.

Asset Allocation Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$1,177,498	$—	$—	$1,177,498
Energy	1,105,482	—	—	1,105,482
Consumer discretionary	1,100,372	4,251	—	1,104,623
Financials	1,045,765	—	—	1,045,765
Health care	1,000,393	—	—	1,000,393
Industrials	738,343	—	3	738,346
Materials	667,707	—	—	667,707
Consumer staples	588,995	—	—	588,995
Telecommunication services	246,746	—	—	246,746
Utilities	164,407	—	—	164,407
Miscellaneous	389,545	90,1901	—	479,735
Rights & warrants	—	611	5	616
Convertible securities	—	3,138	—	3,138
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	—	820,641	—	820,641
Mortgage-backed obligations	—	589,914	1,379	591,293
Corporate bonds & notes	—	566,775	13,284	580,059
Other	—	375,243	—	375,243
Short-term securities	—	433,593	—	433,593
Total	$8,225,253	$2,884,356	$14,671	$11,124,280

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $90,190,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$7,162	$614	$16,458	$(8,023)	$(537)	$(957)	$(46)	$14,671

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(2,005)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
3	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Global Balanced Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Industrials	$8,701	$—	—	$8,701
Energy	6,344	—	—	6,344
Health care	6,222	—	—	6,222
Consumer staples	6,176	—	—	6,176
Information technology	5,639	423*	—	6,062
Consumer discretionary	5,075	61*	—	5,136
Materials	3,717	259	—	3,976
Telecommunication services	3,620	118*	—	3,738
Financials	3,555	—	—	3,555
Utilities	1,430	—	—	1,430
Miscellaneous	3,802	—	—	3,802
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	16,922	—	16,922
Bonds & notes of U.S. government	—	6,240	—	6,240
Corporate bonds & notes	—	5,535	—	5,535
Mortgage-backed obligations	—	4,267	—	4,267
Short-term securities	—	17,247	—	17,247
Total	$54,281	$51,072	—	$105,353

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $602,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts†:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$75	—	$75
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	—	$74	—	$74

†Forward currency contracts are not included in the investment portfolio.

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,195,103	$1,809	$3,196,912
Bonds & notes of U.S. government & government agencies	—	2,523,004	—	2,523,004
Corporate bonds & notes	—	743,364	—	743,364
Other	—	2,402,342	3,042	2,405,384
Preferred securities	1,000	—	—	1,000
Common stocks	2	—	566	568
Rights & warrants	—	94	—	94
Short-term securities	—	1,205,705	—	1,205,705
Total	$1,002	$10,069,612	$5,417	$10,076,031

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$1,851	—	$1,851
Unrealized depreciation on open forward currency contracts	—	(463)	—	(463)
Total	—	$1,388	—	$1,388

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$2,934	$1,781	$3,050	$(1,830)	$(30)	$(402)	$(86)	$5,417

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(321)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
3	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Euros	$—	$387,130	$—	$387,130
Japanese yen	—	318,377	—	318,377
South Korean won	—	80,047	—	80,047
British pounds	—	75,872	—	75,872
Mexican pesos	—	71,110	—	71,110
Malaysian ringgits	—	67,932	—	67,932
Polish zloty	—	44,999	—	44,999
Canadian dollars	—	40,152	—	40,152
Swedish kronor	—	33,776	—	33,776
U.S. dollars	—	895,118	1,286	896,404
Other currencies	—	122,343	—	122,343
Preferred securities	513	—	—	513
Common stocks	—	143	—	143
Rights & warrants	—	5	—	5
Short-term securities	—	128,656	—	128,656
Total	$513	$2,265,660	$1,286	$2,267,459

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$5,817	—	$5,817
Unrealized depreciation on open forward currency contracts	—	(910)	—	(910)
Total	—	$4,907	—	$4,907

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Purchases	Unrealized depreciation2	Transfers out of Level 33	Ending value at 12/31/2011
Investment securities	$872	$437	$(22)	$(1)	$1,286

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)2:					$(22)

2	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.
3	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,669,364	$24,217	$1,693,581
Other	—	9,369	—	9,369
Convertible securities	—	8,466	—	8,466
Preferred securities	2,595	7,433	—	10,028
Common stocks	6,017	2,144	1,015	9,176
Rights & warrants	—	272	8	280
Short-term securities	—	104,235	—	104,235
Total	$8,612	$1,801,283	$25,240	$1,835,135

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$449	—	$449

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized gain3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$15,440	$55	$28,754	$(14,800)	$14	$(4,121)	$(102)	$25,240

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(4,148)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
3	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Mortgage Fund

At December 31, 2011, all of the fund’s investment securities were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	$2,124,340	—	$2,124,340
U.S. Treasury bonds & notes	—	944,681	—	944,681
Federal agency bonds & notes	—	520,332	—	520,332
Other	—	8,441	—	8,441
Short-term securities	—	830,614	—	830,614
Total	—	$4,428,408	—	$4,428,408

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 3*	Sales	Transfers out of Level 3*	Ending value at 12/31/2011
Investment securities	$—	$736	$(38)	$(698)	$—

*Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Cash Management Fund

At December 31, 2011, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invest.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

American Funds Insurance Series

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the funds to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The funds may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocation to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions
Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

American Funds Insurance Series

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2008. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2007. International Growth and Income Fund is not subject to examination by state tax authorities for tax years before 2008, the year the fund commenced operations. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2004; Growth Fund for tax years before 2005; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains, shown on the accompanying financial statements, are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the tables on the following pages, 14 funds had capital loss carryforwards available at December 31, 2011. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

American Funds Insurance Series

Additional tax basis disclosures are as follows:

					(dollars in thousands)
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
As of December 31, 2011:
Undistributed ordinary income	$208	$1,232	$42,063	$68,072	$5,374	$1,711
Late year ordinary loss deferral*	—	(3,861)	—	—	—	(1,998)
Post-October capital loss deferral*	(1,184)	(4,035)	—	—	(55,455)	(3,217)
Capital loss carryforward:
Expiring 2017	(22,556)	(687,769)	(354,503)	(3,345,036)	(1,057,173)	(59,199)
Expiring 2018	—	—	—	(12,099)	(84,504)	—
	$(22,556)	$(687,769)	$(354,503)	$(3,357,135)	$(1,141,677)	$(59,199)
Capital loss carryforwards utilized	$3,331	$174,154	$66,050	$1,284,058	$128,604	$62,727
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) accumulated net realized loss	$194	$(1,155)	$52,969	$(1,456)	$(721)	$(60)
Gross unrealized appreciation on investment securities	$33,510	$979,377	$539,586	$6,605,678	$1,306,025	$415,568
Gross unrealized depreciation on investment securities	(23,440)	(288,008)	(550,626)	(1,609,173)	(893,072)	(186,056)
Net unrealized appreciation (depreciation) on investment securities	$10,070	$691,369	$(11,040)	$4,996,505	$412,953	$229,512
Cost of investment securities	$218,996	$4,122,164	$3,230,575	$19,344,939	$8,147,073	$1,942,715

See end of table for footnotes.

					(dollars in thousands)
	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund†
As of December 31, 2011:
Undistributed ordinary income	$15,341	$11,232	$75,795	$—	$55,302	$57
Late year ordinary loss deferral*	—	—	—	(179)	(44)	—
Post-October capital loss deferral*	(120,720)	(4,662)	—	—	(3,783)	—
Capital loss carryforward:
No expiration	—	—	—	(11,126)	—	(111)
Expiring 2016	(65,884)	(53,624)	—	—	—	—
Expiring 2017	(495,895)	(526,741)	(2,342,484)	—	(603,608)	—
Expiring 2018	—	(297)	(1,026,621)	—	(36,541)	—
	$(561,779)	$(580,662)	$(3,369,105)	$(11,126)	$(640,149)	$(111)
Capital loss carryforwards utilized	$168,571	$62,927	$772,097	—	$446,255	—
Reclassification (from) to undistributed/distributions in excess of net investment income (to) from accumulated net realized loss	$(3)	$(388)	$7,519	$(13)	$2,177	$(171)
Reclassification to accumulated net realized loss from capital paid in on shares of beneficial interest	—	—	—	18	—	—
Gross unrealized appreciation on investment securities	$740,761	$319,472	$4,833,504	$20,181	$1,682,398	$2,190
Gross unrealized depreciation on investment securities	(242,789)	(187,257)	(1,245,361)	(14,129)	(388,827)	(5,078)
Net unrealized appreciation (depreciation) on investment securities	$497,972	$132,215	$3,588,143	$6,052	$1,293,571	$(2,888)
Cost of investment securities	$3,835,148	$1,858,690	$19,401,714	$226,988	$9,830,709	$108,241

See end of table for footnotes.

American Funds Insurance Series

					(dollars in thousands)
	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund†	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2011:
Undistributed ordinary income	$44,261	$30,369	$26,343	$290	$59,464	—
Undistributed long-term capital gain	—	11,244	—	—	59,913	—
Post-October capital loss deferral*	—	—	(412)	—	—	—
Capital loss carryforward:
Expiring 2016	—	—	(26,506)	—	—	—
Expiring 2017	(96,778)	—	(113,685)	—	—	—
	$(96,778)	—	$(140,191)	—	—	—
Capital loss carryforwards utilized	$216,640	—	$56,302	—	—	—
Reclassification to undistributed net investment income from accumulated net realized loss/undistributed net realized gain	$9,882	$10,566	$711	$78	$7,117	$—
Reclassification to accumulated net investment loss from capital paid in on shares of beneficial interest	—	—	—	—	—	2,667
Gross unrealized appreciation on investment securities	$381,026	$93,490	$64,396	$660	$132,072	$13
Gross unrealized depreciation on investment securities	(78,229)	(47,658)	(108,277)	(6)	(353)	(6)
Net unrealized appreciation (depreciation) on investment securities	$302,797	$45,832	$(43,881)	$654	$131,719	$7
Cost of investment securities	$9,773,234	$2,221,627	$1,879,016	$100,102	$4,296,689	$620,904

*	This deferral is considered incurred in the subsequent year.
†	For the period May 2, 2011, commencement of operations, through December 31, 2011.

6. Fees and transactions with related parties
Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services — The aggregate fee of $409,103,000 for management services was incurred by the Series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

American Funds Insurance Series

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2011
Fund	Beginning with	Ending with	Up to	In excess of
Global Discovery Fund	.580%	.440%	$.5	$1.0	.58%
Global Growth Fund	.690	.460	.6	5.0	.53
Global Small Capitalization Fund	.800	.635	.6	5.0	.70
Growth Fund	.500	.280	.6	34.0	.32
International Fund	.690	.430	.5	21.0	.49
New World Fund	.850	.620	.5	2.5	.73
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.41
Global Growth and Income Fund	.690	.480	.6	3.0	.59
Growth-Income Fund	.500	.219	.6	34.0	.27
International Growth and Income Fund	.690	.530	.5	1.0	.69
Asset Allocation Fund	.500	.250	.6	8.0	.30
Global Balanced Fund	.660	.510	.5	1.0	.66*
Bond Fund	.480	.330	.6	8.0	.36
Global Bond Fund	.570	.500	1.0	1.0	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46
Mortgage Fund	.420	.290	.6	3.0	.42*
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33
Cash Management Fund	.320	.270	1.0	2.0	.32

*Annualized rates based on activity during the period May 2, 2011, commencement of operations, through December 31, 2011.

Distribution services — The Series has plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the year ended December 31, 2011, distribution expenses under the plans for the Series aggregated $173,690,000 for Class 2 and $1,019,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services — The aggregate fee of $6,000 was incurred during the year ended December 31, 2011, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including recordkeeping, shareholder communications and transaction processing.

Administrative services — On November 30, 2011, the board of trustees approved an administrative services agreement with CRMC effective January 1, 2012. Under this agreement, each share class will pay 0.01% based on its respective average daily net assets to compensate CRMC for administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders. The agreement provides for monthly fees accrued daily.

American Funds Insurance Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

		(dollars in thousands)
Fund	Current fees	Increase in value of deferred amounts
Global Discovery Fund	$2	$ —*
Global Growth Fund	40	—*
Global Small Capitalization Fund	29	—*
Growth Fund	203	6
International Fund	73	3
New World Fund	18	—*
Blue Chip Income and Growth Fund	32	—*
Global Growth and Income Fund	17	—*
Growth-Income Fund	184	7
International Growth and Income Fund	2	—*
Asset Allocation Fund	80	2
Global Balanced Fund	—*	—*
Bond Fund	74	—*
Global Bond Fund	14	—*
High-Income Bond Fund	14	1
Mortgage Fund	—*	—
U.S. Government/AAA-Rated Securities Fund	26	1
Cash Management Fund	5	—*

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

7. Investment transactions and other disclosures
The following tables present additional information for the year ended December 31, 2011:

	(dollars in thousands)
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Purchases of investment securities1	$86,012	$1,399,341	$1,344,449	$4,861,915	$2,204,471	$520,073
Sales of investment securities1	107,128	1,659,013	1,574,279	8,507,965	2,750,125	477,054
Non-U.S. taxes paid on dividend income	193	8,045	2,072	9,407	26,908	3,271
Non-U.S. taxes paid on interest income	—	—	1	—	1	85
Non-U.S. taxes paid (refunded) on realized gains	—	—2	38	—	(136)	150
Non-U.S. taxes provided on unrealized gains as of December 31, 2011	—	—	—	13	—	—
Dividends from affiliated issuers	—	—	526	1,909	—	—
Net realized loss from affiliated issuers	—	—	(17,999)	(147,129)	—	—

See end of table for footnotes.

American Funds Insurance Series

	(dollars in thousands)
	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund3
Purchases of investment securities1	$1,159,063	$522,173	$5,056,812	$149,571	$4,071,316	$102,519
Sales of investment securities1	1,107,425	649,673	8,124,709	103,530	4,053,590	17,297
Non-U.S. taxes paid on dividend income	843	4,812	6,333	791	3,926	50
Non-U.S. taxes paid on interest income	—	—	—	—	—	3
Non-U.S. taxes paid on realized gains	—	—	—2	16	—	—
Dividends from affiliated issuers	—	658	—	—	—	—

See end of table for footnotes.

	(dollars in thousands)
	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund3	U.S. Government/AAA-Rated Securities Fund
Purchases of investment securities1	$11,105,171	$1,974,653	$949,273	$226,461	$6,548,900
Sales of investment securities1	10,909,232	1,588,582	908,700	166,499	5,783,355
Non-U.S. taxes paid on interest income	55	263	—2	—	—

1	Excludes short-term securities and U.S. government obligations, if any.

2	Amount less than one thousand.

3	For the period May 2, 2011, commencement of operations, through December 31, 2011.

8. Ownership concentration
At December 31, 2011, CRMC, the Series’ investment adviser, held aggregate ownership of the outstanding shares of Global Balanced Fund and Mortgage Fund of 28% and 14%, respectively. The ownership represents the seed money invested in each fund when it began operations on May 2, 2011.

9. Forward currency contracts
The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2011, Global Small Capitalization Fund, International Fund, New World Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies, as shown in the following tables. As of December 31, 2011, International Growth and Income Fund did not have any open forward currency contracts. The open forward currency contracts shown are generally indicative of the level of activity in each fund over the prior 12-month period.

American Funds Insurance Series

(amounts in thousands)

			Contract amount
	Settlement date	Counterparty	Receive	Deliver	Unrealized (depreciation) appreciation at 12/31/2011
Global Small Capitalization Fund
Sales:
Australian dollars	1/20/2012	Barclays Bank PLC	$3,573	A$3,600	$(100)

International Fund
Sales:
Australian dollars	1/20/2012	UBS AG	$22,406	A$22,000	$(37)

New World Fund
Sales:
Hungarian forints	1/25/2012	HSBC Bank	$681	HUF158,825	$30
New Turkish liras	1/25/2012	HSBC Bank	$951	TRY1,800	6
					$36

Global Balanced Fund
Purchases:
Japanese yen	1/12/2012	Barclays Bank PLC	¥19,928	$256	$3
Japanese yen	1/20/2012	Citibank	¥11,565	$149	1
Japanese yen	2/2/2012	Citibank	¥27,000	$347	4
					$8

Sales:
Euros	1/6/2012	UBS AG	¥25,984	€250	$14
Euros	1/10/2012	Barclays Bank PLC	$335	€250	11
Euros	1/10/2012	Barclays Bank PLC	¥10,402	€100	6
Euros	1/12/2012	JPMorgan Chase	$270	€200	11
Euros	1/12/2012	JPMorgan Chase	¥26,196	€250	17
Euros	1/19/2012	Citibank	$201	€150	7
Euros	1/20/2012	Citibank	$130	€100	1
Swedish kronor	1/5/2012	UBS AG	$134	SKr925	(1)
					$66
Forward currency contracts — net					$74

Bond Fund
Sales:
Euros	1/10/2012	Bank of New York Mellon	$7,999	€ 6,000	$233
Euros	1/12/2012	JPMorgan Chase	$2,800	€ 2,100	82
Euros	1/19/2012	UBS AG	$17,903	€ 13,380	584
Euros	1/25/2012	UBS AG	$20,257	€ 15,450	257
Euros	1/25/2012	Citibank	$27,652	€ 21,120	312
Euros	1/25/2012	Citibank	$4,183	€ 3,215	21
Euros	1/26/2012	UBS AG	$7,763	€ 5,975	28
Euros	1/27/2012	UBS AG	$9,983	€ 7,670	54
Japanese yen	1/31/2012	UBS AG	$38,675	¥3,008,941	(437)
Mexican pesos	1/6/2012	Citibank	$5,577	MXN78,030	(13)
Mexican pesos	1/17/2012	HSBC Bank	$3,727	MXN50,805	92
Swedish kronor	1/10/2012	Barclays Bank PLC	$9,918	SKr67,011	188
Swedish kronor	1/27/2012	Barclays Bank PLC	$2,057	SKr14,267	(13)
					$1,388

American Funds Insurance Series

(amounts in thousands)

			Contract amount
	Settlement date	Counterparty	Receive	Deliver	Unrealized appreciation (depreciation) at 12/31/2011
Global Bond Fund
Purchases:
Japanese yen	1/10/2012	JPMorgan Chase	¥340,723	$4,402	$25
Japanese yen	1/13/2012	Citibank	¥1,001,752	$12,905	112
Japanese yen	1/19/2012	UBS AG	¥1,381,743	$17,829	128
Japanese yen	1/20/2012	UBS AG	¥526,342	$6,781	60
Japanese yen	1/20/2012	Bank of New York Mellon	¥2,444,871	$31,547	227
Japanese yen	1/23/2012	Barclays Bank PLC	¥518,501	$6,665	74
Japanese yen	1/25/2012	UBS AG	¥341,432	$4,389	49
					$675
Sales:
British pounds	1/11/2012	Barclays Bank PLC	€7,211	£6,180	$(263)
British pounds	1/19/2012	UBS AG	€7,785	£6,660	(264)
British pounds	1/19/2012	UBS AG	€7,308	£6,140	(74)
Canadian dollars	1/31/2012	UBS AG	$13,389	C$ 13,750	(99)
Canadian dollars	1/31/2012	UBS AG	$8,722	C$ 9,000	(106)
Euros	1/6/2012	Citibank	$26,439	€19,750	876
Euros	1/10/2012	Barclays Bank PLC	$13,398	€10,000	455
Euros	1/10/2012	Barclays Bank PLC	£9,218	€10,725	432
Euros	1/11/2012	JPMorgan Chase	$32,141	€24,000	1,077
Euros	1/11/2012	Barclays Bank PLC	$23,488	€17,620	681
Euros	1/11/2012	Barclays Bank PLC	$6,678	€5,010	194
Euros	1/12/2012	JPMorgan Chase	$3,546	€2,660	103
Euros	1/13/2012	HSBC Bank	$1,067	€800	31
Euros	1/20/2012	Citibank	$536	€400	18
Euros	1/24/2012	Citibank	$3,348	€2,560	34
Euros	1/25/2012	Citibank	$13,531	€10,335	153
Euros	1/25/2012	Citibank	$6,791	€5,220	34
Euros	1/25/2012	JPMorgan Chase	$32,536	€25,000	174
Euros	1/26/2012	JPMorgan Chase	£9,344	€11,075	171
Euros	1/27/2012	UBS AG	$1,601	€1,230	9
Euros	1/31/2012	UBS AG	$8,687	€6,640	91
Euros	1/31/2012	HSBC Bank	$654	€500	7
Euros	2/1/2012	Barclays Bank PLC	$2,262	€1,730	23
Euros	2/2/2012	Citibank	$6,449	€4,980	2
Euros	2/2/2012	JPMorgan Chase	$2,628	€2,030	—
Mexican pesos	1/6/2012	Citibank	$6,865	MXN96,060	(16)
Mexican pesos	1/17/2012	HSBC Bank	$6,105	MXN83,210	151
Mexican pesos	1/19/2012	Barclays Bank PLC	$2,730	MXN37,210	68
Polish zloty	1/10/2012	Barclays Bank PLC	$13,072	PLN44,000	335
Swedish kronor	1/10/2012	Barclays Bank PLC	$1,213	SKr8,197	23
Swedish kronor	1/17/2012	Barclays Bank PLC	$6,729	SKr46,865	(74)
Swedish kronor	1/27/2012	Barclays Bank PLC	$2,207	SKr15,303	(14)
					$4,232
Forward currency contracts — net					$4,907

High-Income Bond Fund
Sales:
Euros	1/10/2012	Bank of New York Mellon	$5,333	€4,000	$155
Euros	1/11/2012	JPMorgan Chase	$5,692	€4,250	191
Euros	1/20/2012	Citibank	$1,607	€1,200	54
Euros	1/25/2012	HSBC Bank	$1,488	€1,135	19
Euros	1/25/2012	UBS AG	$1,836	€1,400	23
Euros	1/31/2012	HSBC Bank	$654	€500	7
					$449

American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Global Discovery Fund
Class 1
12/31/11	$12.28	$.07	$(.92)	$(.85)	$(.08)	$—	$(.08)	$11.35	(6.91% )	$27.60%		.60%	.58%
12/31/10	11.20	.10	1.07	1.17	(.09)	—	(.09)	12.28	10.43	31.61		.61	.87
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31.61		.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60		.55	1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35.60		.54	1.25
Class 2
12/31/11	12.22	.04	(.91)	(.87)	(.05)	—	(.05)	11.30	(7.13)	202.85		.85	.33
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217.86		.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86		.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85		.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85		.79	.98

Global Growth Fund
Class 1
12/31/11	$21.61	$.29	$(2.16)	$(1.87)	$(.34)	$—	$(.34)	$19.40	(8.66% )	$1,277.55%		.55%	1.37%
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		.56	1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037.56		.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55		.50	2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684.55		.50	2.06
Class 2
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		.80	1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82		.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80		.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80		.75	1.84

Global Small Capitalization Fund
Class 1
12/31/11	$21.67	$.07	$(4.14)	$(4.07)	$(.32)	$—	(.32)	$17.28	(18.94)%	$795.74%		.74%	.36%
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.75	.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604.76		.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74		.67	1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369.73		.66	.45
Class 2
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.99	.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99		.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98		.91	.20

See end of table for footnotes.

American Funds Insurance Series

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Growth Fund
Class 1
12/31/11	$54.78	$.45	$(2.68)	$(2.23)	$(.48)	$—	$(.48)	$52.07	(4.06% )	$7,426.34%		.34%	.81%
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		.34	1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565.35		.35	.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33		.30	1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051.33		.30	1.00
Class 2
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.59	.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.59	.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60		.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58		.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58		.55	.74
Class 3
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.52	.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.52	.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53		.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51		.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51		.48	.81

International Fund
Class 1
12/31/11	$18.05	$.35	$(2.84)	$(2.49)	$(.35)	$—	$(.35)	$15.21	(13.76% )	$3,314.53%		.53%	2.03%
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		.53	1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851.54		.54	1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52		.48	2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708.52		.47	1.82
Class 2
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		.78	1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		.78	1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79		.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77		.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77		.72	1.55
Class 3
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		.71	1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		.71	1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72		.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70		.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70		.65	1.64

See end of table for footnotes.

American Funds Insurance Series

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
New World Fund
Class 1
12/31/11	$23.28	$.36	$(3.55)	$(3.19)	$(.44)	$—	$(.44)	$19.65	(13.75% )	$826.78%		.78%	1.62%
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		.80	1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500.82		.82	2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81		.73	2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261.82		.74	1.92
Class 2
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492	1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69

Blue Chip Income and Growth Fund
Class 1
12/31/11	$9.25	$.19	$(.25)	$(.06)	$(.19)	$—	$(.19)	$9.00	(.63% )	$992.42%		.42%	2.08%
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		.44	2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408.44		.44	2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43		.39	2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143.42		.38	1.95
Class 2
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		.67	1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69		.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68		.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67		.63	1.70

Global Growth and Income Fund
Class 1
12/31/11	$9.96	$.28	$(.75)	$(.47)	$(.29)	$—	$(.29)	$9.20	(4.68% )	$161.61%		.61%	2.86%
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		.61	2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160.63		.63	2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62		.56	3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79.71		.58	2.37
Class 2
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		.86	2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88		.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86		.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96		.83	2.11

American Funds Insurance Series

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Growth-Income Fund
Class 1
12/31/11	$34.47	$.61	$(1.18)	$(.57)	$(.63)	$—	$(.63)	$33.27	(1.60)%	$9,496.28%		.28%	1.77%
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		.29	1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142.29		.29	1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28		.25	2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618.27		.25	1.82
Class 2
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		.53	1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		.54	1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54		.54	1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53		.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52		.50	1.57
Class 3
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		.46	1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		.47	1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47		.47	1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46		.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45		.43	1.64

International Growth and Income Fund
Class 1
12/31/11	$15.25	$.47	$(1.77)	$(1.30)	$(.44)	$(.11)	$(.55)	$13.40	(8.51)%	$35.73%		.73%	3.17%
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		.74	2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28.74		.74	2.74
12/31/083	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09		.08	.14
Class 2
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		.98	2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		.99	2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99		.99	1.89
12/31/083	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11		.11	.05

Asset Allocation Fund
Class 1
12/31/11	$16.28	$.37	$(.12)	$.25	$(.36)	$—	$(.36)	$16.17	1.56%	$5,932.31%		.31%	2.25%
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		.31	2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151.32		.32	2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32		.29	2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927.32		.29	2.69
Class 2
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		.56	1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		.57	2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58		.58	2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57		.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57		.54	2.45
Class 3
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		.49	2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		.50	2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51		.51	2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50		.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50		.47	2.52

See end of table for footnotes.

American Funds Insurance Series

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2

Global Balanced Fund
Class 1
12/31/114	$10.00	$.13	$(.72)	$(.59)	$(.06)	$—	$(.06)	$9.35	(5.89)%	$28.695%		.695%	1.995%
Class 2
12/31/114	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72.945		.945	1.455

Bond Fund
Class 1
12/31/11	$10.67	$.32	$.36	$.68	$(.36)	$—	$(.36)	$10.99	6.41%	$4,354.38%		.38%	2.89%
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		.38	3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775.39		.39	4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40		.36	5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436.41		.37	5.59
Class 2
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		.63	2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		.63	2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64		.64	4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65		.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679.66		.62	5.34

Global Bond Fund
Class 1
12/31/11	$11.82	$.36	$.22	$.58	$(.37)	$(.07)	$(.44)	$11.96	4.86%	$619.56%		.56%	2.97%
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		.57	3.42
12/31/09	10.68	.45	.62	1.07	(.18)	—	(.18)	11.57	10.04	162.59		.59	4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	—6	(.54)	10.68	3.60	111.59		.53	4.36
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28.61		.55	4.61
Class 2
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		.81	2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		.83	3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84		.84	3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	—6	(.52)	10.66	3.48	802.84		.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279.86		.80	4.41

American Funds Insurance Series

		Income (loss) from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income (loss) to average net assets2

High-Income Bond Fund
Class 1
12/31/11	$11.20	$.88	$(.64)	$.24	$(.90)	$—	$(.90)	$10.54	2.18%	$787.47%		.47%	7.70%
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		.48	8.15
12/31/09	8.05	.75	2.41	3.16	(.72)	—	(.72)	10.49	39.45	635.48		.48	7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48		.43	8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308.48		.44	7.41
Class 2
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		.72	7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		.73	7.91
12/31/09	7.99	.71	2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74		.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73		.68	7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996.73		.69	7.17
Class 3
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		.65	7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		.66	7.98
12/31/09	8.07	.73	2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67		.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66		.61	7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28.66		.62	7.21

Mortgage Fund
Class 1
12/31/114	$10.00	$—6	$.48	$.48	$(.01)	$(.10)	$(.11)	$10.37	4.78%	$55.425%		.425%	.045%
Class 2
12/31/114	10.00	(.02)	.48	.46	—6	(.10)	(.10)	10.36	4.60	22.675		.675	(.255)

U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/11	$12.59	$.23	$.74	$.97	$(.26)	$(.30)	$(.56)	$13.00	7.85%	$1,785.34%		.34%	1.83%
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999.41		.41	2.99
12/31/08	11.73	.50	.41	.91	(.35)	—	(.35)	12.29	7.84	496.43		.38	4.17
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211.46		.41	4.83
Class 2
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66		.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68		.64	3.93
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597.71		.66	4.58
Class 3
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59		.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33.61		.57	4.03
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29.64		.59	4.65

American Funds Insurance Series

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net (loss) income to average net assets2

Cash Management Fund
Class 1
12/31/11	$11.39	$(.02)	$(.01)	$(.03)	$—	$—	$—	$11.36	(.26)%	$75.33%		.33%	(.21% )
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		.33	(.14)
12/31/09	11.44	(.01)	—6	(.01)	(.03)	—6	(.03)	11.40	(.10)	105.33		.33	(.08)
12/31/08	11.40	.24	—6.24		(.20)	—	(.20)	11.44	2.15	158.32		.29	2.07
12/31/07	11.62	.57	—6.57		(.79)	—	(.79)	11.40	4.95	112.33		.30	4.88
Class 2
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		.58	(.47)
12/31/10	11.32	(.04)	—6	(.04)	—	—	—	11.28	(.35)	522.58		.58	(.39)
12/31/09	11.38	(.04)	—6	(.04)	(.02)	—6	(.02)	11.32	(.33)	664.58		.58	(.33)
12/31/08	11.35	.20	.02	.22	(.19)	—	(.19)	11.38	1.90	1,023.57		.54	1.73
12/31/07	11.56	.54	—6.54		(.75)	—	(.75)	11.35	4.73	452.58		.55	4.61
Class 3
12/31/11	11.34	(.04)	—6	(.04)	—	—	—	11.30	(.35)	12.51		.51	(.40)
12/31/10	11.38	(.04)	—6	(.04)	—	—	—	11.34	(.35)	13.51		.51	(.32)
12/31/09	11.44	(.03)	(.01)	(.04)	(.02)	—6	(.02)	11.38	(.31)	17.51		.51	(.27)
12/31/08	11.40	.22	.01	.23	(.19)	—	(.19)	11.44	1.99	25.50		.47	1.91
12/31/07	11.60	.55	—6.55		(.75)	—	(.75)	11.40	4.83	20.51		.48	4.70

	Year ended December 31
Portfolio turnover rate for all share classes	2011	2010	2009	2008	2007
Global Discovery Fund	45%	61%	60%	46%	50%
Global Growth Fund	28	28	43	38	38
Global Small Capitalization Fund	44	47	55	47	49
Growth Fund	19	28	37	26	40
International Fund	24	25	46	52	41
New World Fund	22	18	25	32	34
Blue Chip Income and Growth Fund	27	22	22	24	27
Global Growth and Income Fund	25	30	47	36	36
Growth-Income Fund	22	22	24	31	24
International Growth and Income Fund	48	31	21	—3	—
Asset Allocation Fund	43	46	41	36	29
Global Balanced Fund	344	—	—	—	—
Bond Fund	163	187	125	63	57
Global Bond Fund	101	106	86	118	85
High-Income Bond Fund	51	54	47	29	32
Mortgage Fund	4804	—	—	—	—
U.S. Government/AAA-Rated Securities Fund	234	208	100	108	91
Cash Management Fund	—	—	—	—	—

1	Based on average shares outstanding.
2	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
3	From November 18, 2008, commencement of operations.
4	From May 2, 2011, commencement of operations.
5	Annualized.
6	Amount less than $.01.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Mortgage Fund and Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2011, the results of each of their operations for the period then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2012

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
Global Discovery Fund
Class 1 — actual return	$1,000.00	$880.71	$2.84	.60%
Class 1 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 — actual return	1,000.00	879.15	4.03	.85
Class 2 — assumed 5% return	1,000.00	1,020.92	4.33	.85

Global Growth Fund
Class 1 — actual return	$1,000.00	$868.05	$2.59	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	866.78	3.76	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$805.28	$3.37	.74%
Class 1 — assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 — actual return	1,000.00	804.31	4.50	.99
Class 2 — assumed 5% return	1,000.00	1,020.21	5.04	.99

Growth Fund
Class 1 — actual return	$1,000.00	$904.20	$1.63	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 — actual return	1,000.00	903.21	2.83	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 — actual return	1,000.00	903.57	2.49	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52

International Fund
Class 1 — actual return	$1,000.00	$824.93	$2.44	.53%
Class 1 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 — actual return	1,000.00	823.67	3.59	.78
Class 2 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 — actual return	1,000.00	824.34	3.26	.71
Class 3 — assumed 5% return	1,000.00	1,021.63	3.62	.71

New World Fund
Class 1 — actual return	$1,000.00	$852.48	$3.64	.78%
Class 1 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 — actual return	1,000.00	851.18	4.81	1.03
Class 2 — assumed 5% return	1,000.00	1,020.01	5.24	1.03

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$957.31	$2.07	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	955.81	3.30	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

See end of table for footnotes.

American Funds Insurance Series

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$923.17	$2.96	.61%
Class 1 — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 — actual return	1,000.00	922.70	4.17	.86
Class 2 — assumed 5% return	1,000.00	1,020.87	4.38	.86

Growth-Income Fund
Class 1 — actual return	$1,000.00	$940.64	$1.37	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 2 — actual return	1,000.00	939.39	2.59	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 — actual return	1,000.00	939.79	2.25	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$882.34	$3.46	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 — actual return	1,000.00	881.56	4.65	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$962.39	$1.53	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 2 — actual return	1,000.00	961.61	2.77	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 — actual return	1,000.00	961.87	2.42	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Global Balanced Fund
Class 1 — actual return	$1,000.00	$965.26	$3.37	.68%
Class 1 — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 — actual return	1,000.00	964.42	4.60	.93
Class 2 — assumed 5% return	1,000.00	1,020.52	4.74	.93

Bond Fund
Class 1 — actual return	$1,000.00	$1,036.53	$1.90	.37%
Class 1 — assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 — actual return	1,000.00	1,034.69	3.18	.62
Class 2 — assumed 5% return	1,000.00	1,022.08	3.16	.62

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,003.87	$2.78	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,001.82	4.04	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

American Funds Insurance Series

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
High-Income Bond Fund
Class 1 — actual return	$1,000.00	$975.60	$2.34	.47%
Class 1 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 — actual return	1,000.00	973.94	3.58	.72
Class 2 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 3 — actual return	1,000.00	974.91	3.24	.65
Class 3 — assumed 5% return	1,000.00	1,021.93	3.31	.65

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,038.47	$2.16	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	1,036.68	3.44	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,055.44	$1.71	.33%
Class 1 — assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 2 — actual return	1,000.00	1,054.63	3.00	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 — actual return	1,000.00	1,054.66	2.64	.51
Class 3 — assumed 5% return	1,000.00	1,022.63	2.60	.51

Cash Management Fund
Class 1 — actual return	$1,000.00	$998.24	$1.61	.32%
Class 1 — assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 2 — actual return	1,000.00	997.33	2.92	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 — actual return	1,000.00	997.35	2.52	.50
Class 3 — assumed 5% return	1,000.00	1,022.68	2.55	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each fund of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds and market data, such as relevant market indexes, for the eight-month and one-, three-, five- and 10-year periods ended August 31, 2011 (as applicable) and for the lifetime of each fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the 10-year period, mixed over the three- and five-year periods and lower over the one-year period. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Multi-Cap Growth Funds Average, although lower than the Standard & Poor’s Index.

Global Growth Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-, five- and 10 year periods and lower over the eight-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both benchmarks.

Global Small Capitalization Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were mixed over the 10-year period and lower than both benchmarks over the eight-month, one-, three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both benchmarks.

American Funds Insurance Series

Growth Fund seeks to provide growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the eight-month, one-, three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than all three benchmarks.

International Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both benchmarks over the three- and five-year periods, mixed over the 10-year period, and lower over the eight-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both benchmarks.

New World Fund seeks to provide long-term capital appreciation. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks during the three- and five-year periods and mixed over the eight-month, one- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index but lower than the Lipper average.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that while the fund’s investment results were lower than both benchmarks over all periods, they were close to the Lipper Average for the one- and three-year periods and close to the S&P 500 Composite Index for the one-year period.

Global Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks over the three- and five-year periods and over the lifetime of the fund since May 1, 2006, were mixed during the eight-month period and lower during the one-year period.

Growth-Income Fund seeks to provide long-term growth of capital and income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over 10-year period and over the lifetime of the fund since February 8, 1984, were mixed during the one-year period but lower than both benchmarks during the eight-month, three- and five-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both benchmarks during the eight-month period, mixed over the lifetime of the fund since November 18, 2008, and lower during the one-year period.

American Funds Insurance Series

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Barclays Capital U.S. Aggregate Index and (iii) Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed over all periods, and were superior to the Lipper Balanced Funds Average and Barclays Capital U.S. Aggregate Index over the one-year period and over the lifetime of the fund since August 1, 1989.

Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average, (ii) the Barclay’s Capital U.S. Aggregate Index, (iii) the MSCI All Country World Index and (iv) a custom index that blends the cumulative total returns of the MSCI All Country World Index and the Barclays Capital Global Aggregate Index at 60% and 40%, respectively. They noted that the fund’s investment results were superior to the Lipper Global Flexible Portfolio Funds Average, the MSCI All Country Index and the custom index, but lower than the Barclays Capital U.S. Aggregate Index over the lifetime of the fund since May 2, 2011.

Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper A-Rated Funds Average and (ii) the Barclays Capital U.S. Aggregate Index. They noted the fund’s investment results were mixed during the eight-month, one-, three- and 10-year periods and lower than both benchmarks during the five-year period and over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide over the long tem a high level of total return consistent with prudent investment management. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-year period as well as over the lifetime of the fund since October 4, 2006, and were mixed over the eight-month and one-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Current Yield Bond Funds Average, (ii) the Credit Suisse High Yield Index and (iii) the Barclays Capital U.S. Corporate High-Yield 2% Issuer Cap Index. They noted that the fund’s investment results were lower than all three benchmarks over the eight-month, three- and five-year periods and higher than the Lipper average over the one- and 10-year periods as well as over the lifetime of the fund since February 8, 1984.

Mortgage Fund seeks to provide current income and preserve capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper U.S. Mortgage Funds Average and (ii) the Barclays Capital U.S. Mortgage Backed Securities Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. They noted that although the fund’s investment results were mixed for all periods, the fund’s investment results were higher than the Lipper average over the one-, three-, five- and 10-year periods and over the lifetime of the fund since December 2, 1985.

American Funds Insurance Series

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the Lipper average over the five- and 10-year periods, but lower than the average over the eight-month and one- and three-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.
American Funds Insurance Series

Board of trustees and other officers

 “Independent” trustees1
Name and age	Year first elected a trustee of the series2	Principal occupation(s) during past five years	Number of portfolios in fund complex3 overseen by trustee	Other directorships4 held by trustee
William H. Baribault, 66	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	42	None

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	46	Quiksilver, Inc.

Leonard R. Fuller, 65	1999	President and CEO, Fuller Consulting (financial management consulting firm)	46	None

W. Scott Hedrick, 66	2007	Founding General Partner, InterWest Partners (venture capital firm)	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65 Chairman of the Board (Independent and Non-Executive)	2010	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	48	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	45	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program, University of Redlands	42	None

Frank M. Sanchez, 68	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	42	None

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company; President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education — Federal Government Agency	42	None

Steadman Upham, Ph.D., 62	2010	President and Professor of Anthropology, The University of Tulsa	45	None

Lee A. Ault III, a trustee of the series since 1999, and Martin Fenton, a trustee of the series since 1995, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the series.

American Funds Insurance Series

“Interested” trustees5

Name, age and position with series	Year first elected a trustee or officer of the series2	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex3 overseen by trustee	Other directorships4 held by trustee
James K. Dunton, 74	1993	Senior Vice President — Capital Research Global	19	None
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital Strategy Research, Inc.6

Donald D. O’Neal, 51	1998	Senior Vice President — Capital Research Global	20	None
President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

 Other officers
Name, age and position with series	Year first elected an officer of the series2	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Michael J. Downer, 57 Executive Vice President	1991
Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;6 Chairman of the Board, Capital Bank and Trust Company6

Alan N. Berro, 51	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company
Senior Vice President

Abner D. Goldstine, 82	1993	Senior Vice President — Fixed Income, Capital Research and Management Company
Senior Vice President

C. Ross Sappenfield, 46	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Senior Vice President

John H. Smet, 55	1994	Senior Vice President — Fixed Income, Capital Research and Management Company;
Senior Vice President		Director, The Capital Group Companies, Inc.6

Carl M. Kawaja, 47	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company;
Vice President		Director, Capital International, Inc.;6 Chairman of the Board, Capital International Asset Management (Canada), Inc.;6 Director, The Capital Group Companies, Inc.6

Sung Lee, 45	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company;6
Vice President		Director, The Capital Group Companies, Inc.6

Robert W. Lovelace, 49	1997	Executive Vice President and Director, Capital Research and Management Company;
Vice President		Senior Vice President — Capital World Investors, Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.6

S. Keiko McKibben, 42	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Vice President

Renaud H. Samyn, 38	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Vice President

Steven I. Koszalka, 47	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary

Gregory F. Niland, 40	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Treasurer

Courtney R. Taylor, 37	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary

Karl C. Grauman, 44	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

M. Susan Gupton, 38	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

Dori Laskin, 60	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

1	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
2	Trustees and officers of the series serve until their resignation, removal or retirement.
3
Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5
 “Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

6	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

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American Funds Insurance Series

Offices of the series and of the investment adviser Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406 6455 Irvine Center Drive Irvine, CA 92618	Custodian of assets State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Counsel Bingham McCutchen LLP 355 South Grand Avenue, Suite 4400 Los Angeles, CA 90071-3106	Independent registered public accounting firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2011, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2012, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,¹ reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 89% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 63% of 10-year periods and 73% of 20-year periods.² AFIS fund management fees have generally been among the lowest in the industry.³

1	As of May 2011.
2
Based on Class 2 share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Multi-Cap Growth Funds Index (Global Discovery Fund), Global Funds Index (Global Growth Fund), Global Small-Cap Funds Average (Global Small Capitalization Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index(Asset Allocation Fund), Corporate Debt A-Rated Bond Funds Average (Bond Fund), High Current Yield Funds Index (High-Income Bond Fund), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities Fund).

3	Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEAR-995-0212P Litho in USA RCG/Q/8074-S28712

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2011, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Trust

John Hancock Funds

John Hancock Funds II

John Hancock Funds III

Sarbanes-Oxley Code of Ethics

for

Principal Executive, Principal Financial Officers & Treasurer

I.                   Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

➢      honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢      full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢      compliance with applicable laws and governmental rules and regulations;

➢      the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢      accountability for adherence to the Code.

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.                Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Covered Officer should not be placed improperly before the interest of the Fund.

* * *

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Each Covered Officer must:

➢      not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

➢      not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

➢      not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

➢      service as a director/trustee on the board of any public or private company;

➢      the receipt of any non-nominal gifts;

➢      the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢      any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢      a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.             Disclosure & Compliance

➢      Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢      Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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➢      Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢      It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.              Reporting & Accountability

Each Covered Officer must:

➢      upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢      annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢      not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢      notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢      report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢      the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢      if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢      any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

4 of 6

➢      if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢      the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢      any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.                 Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.              Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.           Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.        Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of September 2010)

John Hancock Trust

➢      Principal Executive Officer and President – Hugh McHaffie

➢      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢      Treasurer – Michael J. Leary

John Hancock Funds

➢      Principal Executive Officer and President – Keith Hartstein

➢      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢      Treasurer – Salvatore Schiavone

John Hancock Funds II

➢      Principal Executive Officer and President – Hugh McHaffie

➢      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢      Treasurer – Michael J. Leary

John Hancock Funds III

➢      Principal Executive Officer and President – Keith Hartstein

➢      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢      Treasurer – Salvatore Schiavone

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2011:  $2,548,936

2010:  $2,245,269

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2011:  $111,473

2010:  $81,185

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940.

(c)

TAX FEES:

2011:  $368,511

2010:  $341,034

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant relate to the review of the Registrant’s tax returns and tax distribution requirements.

(d)

ALL OTHER FEES:

2011:  $20,399

2010:  $35,545

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,909,157 for the fiscal year ended December 31, 2011 and $3,064,149 for the fiscal year ended December 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

John Hancock®

John Hancock Variable Insurance Trust

December 31, 2011

Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.05%
Consumer Discretionary - 9.34%
Automobiles - 0.11%
General Motors Company (I)	19,500	$395,265
Distributors - 0.04%
Core-Mark Holding Company, Inc.	3,900	154,440
Diversified Consumer Services - 0.05%
Career Education Corp. (I)	14,700	117,159
Corinthian Colleges, Inc. (I)	19,200	41,664
		158,823
Hotels, Restaurants & Leisure - 1.38%
Boyd Gaming Corp. (I)	13,400	99,964
Domino’s Pizza, Inc. (I)	5,600	190,120
Starbucks Corp.	43,900	2,019,839
Wyndham Worldwide Corp.	64,700	2,447,601
Yum! Brands, Inc.	1,100	64,911
		4,822,435
Household Durables - 0.26%
Garmin, Ltd. (L)	22,700	903,687
Leisure Equipment & Products - 0.54%
Arctic Cat, Inc. (I)	2,100	47,355
Jakks Pacific, Inc. (L)	5,400	76,194
Polaris Industries, Inc. (L)	29,900	1,673,802
Sturm Ruger & Company, Inc.	3,200	107,072
		1,904,423
Media - 2.13%
CBS Corp., Class B	21,700	588,938
Scholastic Corp.	2,800	83,916
The Interpublic Group of Companies, Inc.	85,500	831,915
The McGraw-Hill Companies, Inc.	22,200	998,334
The Washington Post Company, Class B	200	75,362
Time Warner, Inc.	35,100	1,268,514
Viacom, Inc., Class B	79,100	3,591,931
		7,438,910
Multiline Retail - 1.48%
Dillard’s, Inc., Class A (L)	29,800	1,337,424
Macy’s, Inc.	95,700	3,079,626
Sears Holdings Corp. (I)(L)	18,900	600,642
Tuesday Morning Corp. (I)	44,600	153,870
		5,171,562
Specialty Retail - 3.31%
Aaron’s, Inc.	24,100	642,988
ANN, Inc. (I)	28,600	708,708
Best Buy Company, Inc.	185,900	4,344,483
Foot Locker, Inc.	58,000	1,382,720
Genesco, Inc. (I)(L)	5,800	358,092
Group 1 Automotive, Inc.	800	41,440
hhgregg, Inc. (I)(L)	23,400	338,130
HOT Topic, Inc.	45,700	302,077
PetSmart, Inc.	9,600	492,384
Pier 1 Imports, Inc. (I)	34,500	480,585
RadioShack Corp.	46,400	450,544
Select Comfort Corp. (I)	15,800	342,702
The Gap, Inc.	90,700	1,682,485
		11,567,338
Textiles, Apparel & Luxury Goods - 0.04%
True Religion Apparel, Inc. (I)	4,400	152,152
		32,669,035
Consumer Staples - 10.23%
Beverages - 0.20%
Molson Coors Brewing Company, Class B	15,600	679,224
Food & Staples Retailing - 2.50%
CVS Caremark Corp.	146,100	5,957,958
Whole Foods Market, Inc.	38,400	2,671,872
Winn-Dixie Stores, Inc. (I)	14,000	131,320
		8,761,150
Food Products - 4.11%
Archer-Daniels-Midland Company	90,400	2,585,440
Bunge, Ltd.	12,600	720,720
Cal-Maine Foods, Inc.	4,400	160,908
Kraft Foods, Inc., Class A	126,000	4,707,360
Smithfield Foods, Inc. (I)	59,600	1,447,088
The Hain Celestial Group, Inc. (I)(L)	8,000	293,280
Tyson Foods, Inc., Class A	216,700	4,472,688
		14,387,484
Household Products - 0.35%
The Procter & Gamble Company	18,500	1,234,135
Personal Products - 0.84%
Herbalife, Ltd.	48,700	2,516,329
Nu Skin Enterprises, Inc., Class A (L)	8,600	417,702
		2,934,031
Tobacco - 2.23%
Philip Morris International, Inc.	99,600	7,816,608
		35,812,632
Energy - 12.31%
Energy Equipment & Services - 0.07%
Exterran Holdings, Inc. (I)	9,300	84,630
SEACOR Holdings, Inc. (I)	1,900	169,024
		253,654
Oil, Gas & Consumable Fuels - 12.24%
Apache Corp.	12,200	1,105,076
Chevron Corp.	90,700	9,650,480
ConocoPhillips	95,800	6,980,946
CVR Energy, Inc. (I)	80,500	1,507,765
Delek US Holdings, Inc.	3,200	36,512
Denbury Resources, Inc. (I)	125,800	1,899,580
Exxon Mobil Corp.	69,200	5,865,392
Frontline, Ltd. (L)	18,300	78,507
Marathon Oil Corp.	176,100	5,154,447
Murphy Oil Corp.	35,500	1,978,770
Stone Energy Corp. (I)(L)	15,700	414,166
Tesoro Corp. (I)(L)	90,500	2,114,080
Valero Energy Corp.	206,900	4,355,245
W&T Offshore, Inc. (L)	28,100	596,001
Western Refining, Inc. (L)	81,800	1,087,122
		42,824,089
		43,077,743
Financials - 14.01%
Capital Markets - 1.42%
American Capital, Ltd. (I)	46,400	312,272
State Street Corp.	46,800	1,886,508
The Bank of New York Mellon Corp.	139,800	2,783,418
		4,982,198
Commercial Banks - 3.97%
BB&T Corp.	102,500	2,579,925
Columbia Banking System, Inc.	3,600	69,372
CVB Financial Corp.	5,400	54,162

The accompanying notes are an integral part of the financial statements.

1

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
KeyCorp	546,500	$4,202,585
National Penn Bancshares, Inc. (L)	25,300	213,532
Pinnacle Financial Partners, Inc. (I)	5,800	93,670
PrivateBancorp, Inc.	27,200	298,656
Regions Financial Corp.	544,900	2,343,070
Susquehanna Bancshares, Inc.	48,500	406,430
Webster Financial Corp.	11,500	234,485
Zions Bancorporation (L)	207,600	3,379,728
		13,875,615
Consumer Finance - 1.82%
American Express Company	66,800	3,150,956
Capital One Financial Corp.	76,200	3,222,498
		6,373,454
Diversified Financial Services - 0.50%
Interactive Brokers Group, Inc., Class A	10,300	153,882
IntercontinentalExchange, Inc. (I)	13,200	1,591,260
		1,745,142
Insurance - 3.11%
ACE, Ltd.	8,500	596,020
Aflac, Inc.	111,700	4,832,142
Allied World Assurance
Company Holdings, Ltd.	5,677	357,254
Arch Capital Group, Ltd. (I)	16,400	610,572
Berkshire Hathaway, Inc., Class B (I)	10,000	763,000
PartnerRe, Ltd.	4,400	282,524
Stewart Information Services Corp.	10,000	115,500
The Progressive Corp.	36,000	702,360
The Travelers Companies, Inc.	44,100	2,609,397
		10,868,769
Real Estate Investment Trusts - 3.19%
Ashford Hospitality Trust, Inc.	22,000	176,000
CommonWealth	8,300	138,112
Cousins Properties, Inc.	12,100	77,561
Getty Realty Corp.	5,700	79,515
Public Storage	14,000	1,882,440
Rayonier, Inc. (L)	91,800	4,097,034
Simon Property Group, Inc.	23,600	3,042,984
Weyerhaeuser Company	90,200	1,684,034
		11,177,680
		49,022,858
Health Care - 13.66%
Biotechnology - 0.23%
Amgen, Inc.	6,600	423,786
Momenta Pharmaceuticals, Inc. (I)	21,400	372,146
		795,932
Health Care Providers & Services - 5.29%
Aetna, Inc.	56,700	2,392,173
Amedisys, Inc. (I)	5,700	62,187
AMERIGROUP Corp. (I)(L)	2,200	129,976
Health Net, Inc. (I)	20,200	614,484
Humana, Inc.	42,400	3,714,664
Kindred Healthcare, Inc. (I)	6,900	81,213
Molina Healthcare, Inc. (I)	8,700	194,271
UnitedHealth Group, Inc.	114,100	5,782,588
WellCare Health Plans, Inc. (I)	11,700	614,250
WellPoint, Inc.	74,700	4,948,875
		18,534,681
Life Sciences Tools & Services - 0.11%
Life Technologies Corp. (I)	8,300	322,953
PerkinElmer, Inc.	3,100	62,000
		384,953
Pharmaceuticals - 8.03%
Bristol-Myers Squibb Company	33,700	1,187,588
Depomed, Inc. (I)	17,200	89,096
Eli Lilly & Company	129,400	5,377,864
Forest Laboratories, Inc. (I)	40,600	1,228,556
Johnson & Johnson	1,700	111,486
Merck & Company, Inc.	192,000	7,238,400
Par Pharmaceutical Companies, Inc. (I)	19,200	628,416
Pfizer, Inc.	395,100	8,549,964
Viropharma, Inc. (I)(L)	134,400	3,681,216
		28,092,586
		47,808,152
Industrials - 9.13%
Aerospace & Defense - 3.46%
General Dynamics Corp.	75,500	5,013,955
Honeywell International, Inc.	66,600	3,619,710
Northrop Grumman Corp.	58,191	3,403,010
The Boeing Company	1,200	88,020
		12,124,695
Air Freight & Logistics - 0.01%
FedEx Corp.	500	41,755
Airlines - 0.80%
Alaska Air Group, Inc. (I)	500	37,545
Hawaiian Holdings, Inc. (I)	53,000	307,400
SkyWest, Inc.	12,000	151,080
Southwest Airlines Company	255,600	2,187,936
United Continental Holdings, Inc. (I)	6,300	118,881
		2,802,842
Commercial Services & Supplies - 0.07%
Quad/Graphics, Inc. (L)	4,200	60,228
SYKES Enterprises, Inc. (I)	12,500	195,750
		255,978
Construction & Engineering - 0.61%
Chicago Bridge & Iron Company NV	39,400	1,489,320
Northwest Pipe Company (I)	3,600	82,296
Primoris Services Corp.	3,700	55,241
Tutor Perini Corp. (I)	5,200	64,168
URS Corp. (I)	12,700	446,024
		2,137,049
Industrial Conglomerates - 0.14%
General Electric Company	10,900	195,219
Tyco International, Ltd.	6,500	303,615
		498,834
Machinery - 3.01%
AGCO Corp. (I)	19,500	837,915
Alamo Group, Inc.	2,700	72,711
Caterpillar, Inc.	60,700	5,499,420
ITT Corp.	21,400	413,662
Meritor, Inc. (I)	23,400	124,488
NACCO Industries, Inc., Class A	800	71,376
Oshkosh Corp. (I)	14,400	307,872
Parker Hannifin Corp.	40,600	3,095,750
Sauer-Danfoss, Inc. (I)	3,100	112,251
		10,535,445
Professional Services - 0.41%
Kelly Services, Inc., Class A	4,000	54,720

The accompanying notes are an integral part of the financial statements.

2

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Manpower, Inc.	21,600	$772,200
Robert Half International, Inc.	20,800	591,968
		1,418,888
Road & Rail - 0.23%
Arkansas Best Corp.	19,500	375,765
Landstar System, Inc.	8,800	421,696
		797,461
Trading Companies & Distributors - 0.39%
W.W. Grainger, Inc. (L)	7,200	1,347,768
		31,960,715
Information Technology - 20.97%
Communications Equipment - 1.57%
Cisco Systems, Inc.	25,300	457,424
Comtech Telecommunications Corp. (L)	48,000	1,373,760
EchoStar Corp., Class A (I)	20,400	427,176
QUALCOMM, Inc.	59,000	3,227,300
		5,485,660
Computers & Peripherals - 4.70%
Apple, Inc. (I)	16,626	6,733,530
Dell, Inc. (I)	317,600	4,646,488
Imation Corp. (I)	16,000	91,680
SanDisk Corp. (I)	48,400	2,381,764
Western Digital Corp. (I)	84,200	2,605,990
		16,459,452
Electronic Equipment, Instruments & Components - 0.74%
Multi-Fineline Electronix, Inc. (I)	5,700	117,135
Tech Data Corp. (I)	25,906	1,280,015
Vishay Intertechnology, Inc. (I)(L)	134,600	1,210,054
		2,607,204
Internet Software & Services - 2.97%
AOL, Inc. (I)(L)	106,000	1,600,600
Earthlink, Inc.	65,700	423,108
IAC/InterActiveCorp	81,600	3,476,160
InfoSpace, Inc. (I)	6,900	75,831
Monster Worldwide, Inc. (I)	66,900	530,517
United Online, Inc.	11,200	60,928
Yahoo!, Inc. (I)	261,100	4,211,543
		10,378,687
IT Services - 4.53%
CACI International, Inc., Class A (I)	17,600	984,192
Computer Sciences Corp.	50,100	1,187,370
CSG Systems International, Inc. (I)	3,600	52,956
Fiserv, Inc. (I)	16,700	980,958
Global Payments, Inc.	2,000	94,760
International Business Machines Corp.	53,655	9,866,081
Lender Processing Services, Inc.	4,300	64,801
Unisys Corp. (I)	30,300	597,213
Visa, Inc., Class A	19,900	2,020,447
		15,848,778
Office Electronics - 0.44%
Xerox Corp.	194,100	1,545,036
Semiconductors & Semiconductor Equipment - 3.40%
Amkor Technology, Inc. (I)	14,800	64,528
Applied Materials, Inc.	189,000	2,024,190
GT Advanced Technologies Inc. (I)(L)	85,800	621,192
Intel Corp.	87,200	2,114,600
Kulicke & Soffa Industries, Inc. (I)	128,800	1,191,400
Micron Technology, Inc. (I)	445,400	2,801,566
NVIDIA Corp. (I)	53,000	734,580
Omnivision Technologies, Inc. (I)(L)	96,200	1,177,007
Photronics, Inc. (I)(L)	118,900	722,912
Rubicon Technology, Inc. (I)	8,100	76,059
SunPower Corp. (I)(L)	30,700	191,261
Tessera Technologies, Inc. (I)	11,100	185,925
		11,905,220
Software - 2.62%
Activision Blizzard, Inc.	244,300	3,009,776
ANSYS, Inc. (I)(L)	29,400	1,684,032
Citrix Systems, Inc. (I)	20,600	1,250,832
Electronic Arts, Inc. (I)	64,000	1,318,400
Intuit, Inc.	14,900	783,591
Microsoft Corp.	20,307	527,170
Netscout Systems, Inc. (I)	4,600	80,960
SolarWinds, Inc. (I)	18,600	519,870
		9,174,631
		73,404,668
Materials - 4.21%
Chemicals - 2.61%
CF Industries Holdings, Inc.	33,900	4,914,822
Ferro Corp. (I)	23,400	114,426
LyondellBasell Industries NV, Class A	10,000	324,900
Monsanto Company	29,500	2,067,065
OM Group, Inc. (I)	52,100	1,166,519
W.R. Grace & Company (I)	11,900	546,448
		9,134,180
Containers & Packaging - 0.15%
Boise, Inc.	75,800	539,696
Metals & Mining - 0.22%
Hecla Mining Company (L)	144,700	756,781
Paper & Forest Products - 1.23%
Buckeye Technologies, Inc.	6,100	203,984
Domtar Corp. (L)	51,100	4,085,956
		4,289,940
		14,720,597
Telecommunication Services - 2.33%
Diversified Telecommunication Services - 1.95%
AT&T, Inc.	86,600	2,618,784
Cbeyond, Inc. (I)	10,600	84,906
Verizon Communications, Inc.	102,500	4,112,300
		6,815,990
Wireless Telecommunication Services - 0.38%
Telephone & Data Systems, Inc. (L)	45,800	1,185,762
USA Mobility, Inc.	12,000	166,440
		1,352,202
		8,168,192
Utilities - 2.86%
Electric Utilities - 0.88%
Duke Energy Corp. (L)	119,500	2,629,000
PNM Resources, Inc.	25,800	470,334
		3,099,334
Gas Utilities - 0.15%
WGL Holdings, Inc.	11,800	521,796
Independent Power Producers & Energy Traders - 0.44%
NRG Energy, Inc. (I)	85,200	1,543,824
Multi-Utilities - 1.29%
Ameren Corp.	136,300	4,515,619

The accompanying notes are an integral part of the financial statements.

3

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Water Utilities - 0.10%
American Water Works Company, Inc.	10,700	$340,902
		10,021,475
TOTAL COMMON STOCKS (Cost $331,032,652)		$346,666,067

SECURITIES LENDING COLLATERAL - 6.70%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,343,735	23,453,284
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,450,736)		$23,453,284

SHORT-TERM INVESTMENTS - 0.78%
Money Market Funds - 0.78%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	2,741,465	2,741,465
TOTAL SHORT-TERM INVESTMENTS (Cost $2,741,465)		$2,741,465
Total Investments (All Cap Core Trust)
(Cost $357,224,853) - 106.53%		$372,860,816
Other assets and liabilities, net - (6.53%)		(22,852,687)
TOTAL NET ASSETS - 100.00%		$350,008,129

All Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.34%
Consumer Discretionary - 11.59%
Automobiles - 1.52%
Ford Motor Company (I)	626,565	$6,741,839
Hotels, Restaurants & Leisure - 0.17%
Darden Restaurants, Inc.	16,478	751,067
Household Durables - 0.66%
Harman International Industries, Inc. (L)	77,200	2,936,688
Media - 6.15%
Omnicom Group, Inc. (L)	187,231	8,346,758
The Interpublic Group of Companies, Inc.	764,000	7,433,720
The Walt Disney Company (L)	89,251	3,346,913
Time Warner, Inc.	222,700	8,048,378
		27,175,769
Multiline Retail - 1.75%
Macy’s, Inc.	69,600	2,239,728
Target Corp.	107,700	5,516,394
		7,756,122
Specialty Retail - 1.34%
Aeropostale, Inc. (I)	22,293	339,968
Guess?, Inc. (L)	76,800	2,290,176
Home Depot, Inc.	52,800	2,219,712
Penske Automotive Group, Inc. (L)	55,300	1,064,525
		5,914,381
		51,275,866
Consumer Staples - 9.16%
Beverages - 2.86%
Beam, Inc.	74,532	3,818,274
Diageo PLC, ADR	50,100	4,379,742
The Coca-Cola Company	63,243	4,425,113
		12,623,129
Food & Staples Retailing - 1.68%
CVS Caremark Corp.	181,700	7,409,726
Food Products - 4.10%
Archer-Daniels-Midland Company	358,734	10,259,792
Bunge, Ltd. (L)	137,855	7,885,306
		18,145,098
Household Products - 0.52%
Colgate-Palmolive Company (L)	25,000	2,309,750
		40,487,703
Energy - 18.89%
Energy Equipment & Services - 5.65%
Baker Hughes, Inc.	57,595	2,801,421
Gulfmark Offshore, Inc., Class A (I)	38,100	1,600,581
Halliburton Company	237,059	8,180,906
Helmerich & Payne, Inc. (L)	54,100	3,157,276
Schlumberger, Ltd.	57,100	3,900,501
Superior Energy Services, Inc. (I)(L)	125,310	3,563,816
Tidewater, Inc. (L)	36,400	1,794,520
		24,999,021
Oil, Gas & Consumable Fuels - 13.24%
Anadarko Petroleum Corp.	139,300	10,632,769
Apache Corp.	41,090	3,721,932
Chevron Corp. (L)	61,965	6,593,076
Consol Energy, Inc.	74,600	2,737,820
Devon Energy Corp.	64,600	4,005,200
EQT Corp.	83,439	4,571,623
Exxon Mobil Corp.	150,818	12,783,334
Imperial Oil, Ltd. (L)	88,100	3,918,688
QEP Resources, Inc.	86,017	2,520,298
Range Resources Corp. (L)	64,200	3,976,548
Southwestern Energy Company (I)	96,400	3,079,016
		58,540,304
		83,539,325
Financials - 18.41%
Capital Markets - 4.93%
Affiliated Managers Group, Inc. (I)	36,400	3,492,580
Lazard, Ltd., Class A	201,900	5,271,609
LPL Investment Holdings, Inc. (I)(L)	109,900	3,356,346
Raymond James Financial, Inc.	51,200	1,585,152
State Street Corp.	201,344	8,116,177
		21,821,864
Commercial Banks - 6.67%
City National Corp. (L)	57,136	2,524,268
Commerce Bancshares, Inc. (L)	60,802	2,317,789
Cullen/Frost Bankers, Inc. (L)	71,551	3,785,763
M&T Bank Corp.	20,200	1,542,068
PNC Financial Services Group, Inc.	179,300	10,340,231
Signature Bank (I)	47,600	2,855,524
U.S. Bancorp	225,900	6,110,595
		29,476,238
Diversified Financial Services - 1.04%
JPMorgan Chase & Company	138,324	4,599,273
Insurance - 5.77%
ACE, Ltd.	68,400	4,796,208
Berkshire Hathaway, Inc., Class B (I)(L)	121,915	9,302,115
Marsh & McLennan Companies, Inc.	233,175	7,372,994
Prudential Financial, Inc.	30,800	1,543,696

The accompanying notes are an integral part of the financial statements.

4

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
The Travelers Companies, Inc.	42,511	$2,515,376
		25,530,389
		81,427,764
Health Care - 13.90%
Biotechnology - 2.84%
Amgen, Inc.	50,262	3,227,323
Celgene Corp. (I)(L)	116,816	7,896,762
Onyx Pharmaceuticals, Inc. (I)	32,600	1,432,770
		12,556,855
Health Care Equipment & Supplies - 0.34%
St. Jude Medical, Inc.	44,300	1,519,490
Health Care Providers & Services - 6.04%
CIGNA Corp.	66,100	2,776,200
DaVita, Inc. (I)(L)	67,000	5,079,270
Express Scripts, Inc. (I)(L)	155,675	6,957,116
Humana, Inc.	23,888	2,092,828
McKesson Corp.	67,122	5,229,475
UnitedHealth Group, Inc. (L)	90,300	4,576,404
		26,711,293
Life Sciences Tools & Services - 1.16%
Thermo Fisher Scientific, Inc. (I)	113,587	5,108,007
Pharmaceuticals - 3.52%
Teva Pharmaceutical Industries, Ltd., ADR	241,830	9,760,259
Warner Chilcott PLC, Class A (I)	125,100	1,892,763
Watson Pharmaceuticals, Inc. (I)	65,048	3,924,996
		15,578,018
		61,473,663
Industrials - 11.92%
Aerospace & Defense - 2.84%
Rockwell Collins, Inc. (L)	97,300	5,387,501
United Technologies Corp.	98,400	7,192,056
		12,579,557
Building Products - 0.28%
Fortune Brands Home & Security, Inc. (I)	72,232	1,230,111
Construction & Engineering - 2.02%
Jacobs Engineering Group, Inc. (I)(L)	103,100	4,183,798
URS Corp. (I)	135,500	4,758,760
		8,942,558
Electrical Equipment - 0.30%
EnerSys, Inc. (I)(L)	50,300	1,306,291
Machinery - 5.86%
Dover Corp. (L)	98,900	5,741,145
Eaton Corp.	101,378	4,412,984
Kennametal, Inc.	65,782	2,402,359
Pall Corp.	67,280	3,845,052
Parker Hannifin Corp.	38,005	2,897,881
Robbins & Myers, Inc.	10,695	519,242
Trinity Industries, Inc.	202,286	6,080,717
		25,899,380
Professional Services - 0.18%
Dun & Bradstreet Corp.	10,900	815,647
Road & Rail - 0.44%
Kansas City Southern (I)	28,700	1,951,887
		52,725,431
Information Technology - 6.45%
Communications Equipment - 0.72%
QUALCOMM, Inc.	58,202	3,183,649
Computers & Peripherals - 0.62%
EMC Corp. (I)(L)	91,184	1,964,103
NetApp, Inc. (I)	21,800	790,686
		2,754,789
Electronic Equipment, Instruments & Components - 1.66%
Anixter International, Inc. (I)	85,600	5,105,184
Arrow Electronics, Inc. (I)	60,226	2,253,055
		7,358,239
IT Services - 0.30%
Booz Allen Hamilton Holding Corp. (I)	76,800	1,324,800
Semiconductors & Semiconductor Equipment - 2.24%
Intel Corp.	106,900	2,592,325
Lam Research Corp. (I)	26,800	992,136
Texas Instruments, Inc. (L)	217,245	6,324,002
		9,908,463
Software - 0.91%
Adobe Systems, Inc. (I)(L)	54,806	1,549,366
Intuit, Inc. (L)	46,700	2,455,953
		4,005,319
		28,535,259
Materials - 7.70%
Chemicals - 3.17%
Air Products & Chemicals, Inc.	54,926	4,679,146
Albemarle Corp.	39,500	2,034,645
Koppers Holdings, Inc.	21,100	724,996
LyondellBasell Industries NV, Class A	41,200	1,338,588
PPG Industries, Inc.	39,300	3,281,157
Sigma-Aldrich Corp.	31,200	1,948,752
		14,007,284
Containers & Packaging - 0.49%
Greif, Inc., Class A	47,199	2,149,914
Metals & Mining - 3.29%
Barrick Gold Corp.	77,023	3,485,291
Carpenter Technology Corp.	29,934	1,541,002
Freeport-McMoRan Copper & Gold, Inc.	86,100	3,167,619
Reliance Steel & Aluminum Company	130,579	6,357,892
		14,551,804
Paper & Forest Products - 0.75%
International Paper Company	112,300	3,324,080
		34,033,082
Utilities - 1.32%
Electric Utilities - 1.32%
NextEra Energy, Inc.	96,120	5,851,786
TOTAL COMMON STOCKS (Cost $428,285,401)		$439,349,879

SECURITIES LENDING COLLATERAL - 15.17%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	6,702,310	67,068,674
TOTAL SECURITIES LENDING
COLLATERAL (Cost $67,062,915)		$67,068,674
Total Investments (All Cap Value Trust)
(Cost $495,348,316) - 114.51%		$506,418,553
Other assets and liabilities, net - (14.51%)		(64,163,087)
TOTAL NET ASSETS - 100.00%		$442,255,466

The accompanying notes are an integral part of the financial statements.

5

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.70%
Consumer Discretionary - 19.48%
Auto Components - 1.10%
Dana Holding Corp. (I)	47,850	$581,378
Johnson Controls, Inc.	158,220	4,945,957
Modine Manufacturing Company (I)	294,049	2,781,704
Stoneridge, Inc. (I)(L)	153,649	1,295,261
		9,604,300
Automobiles - 0.37%
Daimler AG	15,000	658,443
Ford Motor Company (I)	16,900	181,844
Harley-Davidson, Inc.	51,350	1,995,975
Peugeot SA	23,800	371,128
		3,207,390
Distributors - 0.04%
LKQ Corp. (I)	11,100	333,888
Diversified Consumer Services - 0.18%
Estacio Participacoes SA	77,265	745,207
Weight Watchers International, Inc.	14,923	820,914
		1,566,121
Hotels, Restaurants & Leisure - 1.87%
Chipotle Mexican Grill, Inc. (I)(L)	1,100	371,514
Dunkin’ Brands Group, Inc. (I)	20,080	501,598
McDonald’s Corp.	38,150	3,827,590
Sonic Corp. (I)	195,065	1,312,787
Starbucks Corp.	215,160	9,899,512
Wyndham Worldwide Corp.	13,300	503,139
		16,416,140
Household Durables - 2.87%
Furniture Brands International, Inc. (I)(L)	427,930	526,354
Lennar Corp., Class A (L)	265,465	5,216,387
NVR, Inc. (I)(L)	5,775	3,961,650
PDG Realty SA Empreendimentos
e Participacoes	106,685	337,457
Pulte Group, Inc. (I)(L)	1,707,160	10,772,180
SodasStream International, Ltd. (I)(L)	10,765	351,908
Tempur-Pedic International, Inc. (I)(L)	74,875	3,933,184
		25,099,120
Internet & Catalog Retail - 1.31%
Amazon.com, Inc. (I)	44,760	7,747,956
ASOS PLC (I)	23,600	451,915
Blue Nile, Inc. (I)(L)	49,660	2,030,101
Shutterfly, Inc. (I)(L)	53,510	1,217,888
		11,447,860
Leisure Equipment & Products - 1.01%
Brunswick Corp. (L)	141,361	2,552,980
Hasbro, Inc.	55,810	1,779,781
Mattel, Inc.	156,816	4,353,212
Polaris Industries, Inc.	3,600	201,528
		8,887,501
Media - 3.53%
AMC Networks, Inc. (I)	60,060	2,257,055
CBS Corp., Class B	16,200	439,668
Comcast Corp., Class A	288,636	6,843,560
Comcast Corp., Special Class A	159,680	3,762,061
DIRECTV, Class A (I)	36,860	1,576,134
Focus Media Holding, Ltd., ADR (I)(L)	65,600	1,278,544
News Corp., Class A	16,000	285,440
Omnicom Group, Inc.	136,577	6,088,603
The Walt Disney Company	178,708	6,701,550
Viacom, Inc., Class B	37,810	1,716,952
		30,949,567
Multiline Retail - 1.17%
Dollar Tree, Inc. (I)	25,350	2,106,839
Golden Eagle Retail Group, Ltd.	203,890	430,642
Maoye International Holdings, Ltd. (I)	4,645,780	934,265
Target Corp.	132,405	6,781,784
		10,253,530
Specialty Retail - 4.61%
Advance Auto Parts, Inc.	30,765	2,142,167
AutoZone, Inc. (I)	6,330	2,057,060
CarMax, Inc. (I)(L)	12,490	380,695
Esprit Holdings, Ltd. (I)	876,600	1,129,863
Express, Inc. (I)	15,800	315,052
GameStop Corp., Class A (I)	19,700	475,361
GNC Holdings, Inc., Class A (I)	235,480	6,817,146
Limited Brands, Inc.	8,400	338,940
Lowe’s Companies, Inc. (L)	532,613	13,517,718
Monro Muffler Brake, Inc. (L)	4,065	157,681
PetSmart, Inc.	55,380	2,840,440
Rent-A-Center, Inc.	31,465	1,164,205
Ross Stores, Inc.	50,660	2,407,870
Staples, Inc.	240,675	3,342,976
Talbots, Inc. (I)(L)	726,095	1,931,413
TJX Companies, Inc.	4,900	316,295
Tractor Supply Company	4,000	280,600
Zhongsheng Group Holdings Ltd.	429,400	714,959
		40,330,441
Textiles, Apparel & Luxury Goods - 1.42%
Deckers Outdoor Corp. (I)	47,380	3,580,507
Gildan Activewear Inc.	16,000	300,640
Hanesbrands, Inc. (I)	200,276	4,378,033
Liz Claiborne, Inc. (I)(L)	248,665	2,145,979
NIKE, Inc., Class B	5,900	568,583
PVH Corp.	5,600	394,744
Samsonite International SA (I)	509,200	795,825
Under Armour, Inc., Class A (I)	4,000	287,160
		12,451,471
		170,547,329
Consumer Staples - 8.31%
Beverages - 1.79%
Anheuser-Busch InBev NV	31,169	1,903,570
Molson Coors Brewing Company, Class B	77,860	3,390,024
PepsiCo, Inc.	155,521	10,318,818
		15,612,412
Food & Staples Retailing - 1.45%
Costco Wholesale Corp.	2,200	183,304
CVS Caremark Corp.	185,541	7,566,362
Shoprite Holdings, Ltd.	4,927	82,987
Sysco Corp. (L)	165,906	4,866,023
		12,698,676
Food Products - 3.57%
Asian Bamboo AG (L)	47,622	917,396
Asian Citrus Holdings, Ltd.	2,498,632	1,297,179
China Green Holdings, Ltd.	581,150	153,706
China Minzhong Food Corp. Ltd. (I)(L)	1,106,270	693,205
Diamond Foods, Inc. (L)	37,900	1,223,033
General Mills, Inc.	80,826	3,266,179
Green Mountain Coffee Roasters, Inc. (I)(L)	103,360	4,635,696
Kraft Foods, Inc., Class A	170,710	6,377,726

The accompanying notes are an integral part of the financial statements.

6

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Mead Johnson Nutrition Company	4,100	$281,793
PureCircle, Ltd. (I)(L)	943,874	1,325,112
Smithfield Foods, Inc. (I)(L)	261,915	6,359,296
Unilever NV	64,718	2,222,513
Unilever NV - NY Shares	73,600	2,529,632
		31,282,466
Tobacco - 1.50%
Altria Group, Inc.	81,490	2,416,179
British American Tobacco PLC	48,253	2,287,943
Lorillard, Inc.	20,110	2,292,540
Philip Morris International, Inc.	78,500	6,160,680
		13,157,342
		72,750,896
Energy - 9.60%
Energy Equipment & Services - 1.00%
Baker Hughes, Inc.	38,200	1,858,048
Cameron International Corp. (I)	7,000	344,330
Ensco International PLC, ADR	31,560	1,480,795
Hornbeck Offshore Services, Inc. (I)(L)	14,865	461,112
McDermott International, Inc. (I)	101,410	1,167,229
Oceaneering International, Inc.	8,900	410,557
Petroleum Geo-Services ASA (I)	171,479	1,863,477
Tidewater, Inc. (L)	22,970	1,132,421
		8,717,969
Oil, Gas & Consumable Fuels - 8.60%
Alpha Natural Resources, Inc. (I)	52,372	1,069,960
Anadarko Petroleum Corp.	125,152	9,552,852
BG Group PLC	283,854	6,053,845
Bumi Resources Tbk PT	2,990,328	714,171
Cabot Oil & Gas Corp.	20,810	1,579,479
Chesapeake Energy Corp. (L)	304,651	6,790,671
Chevron Corp.	41,220	4,385,808
Cobalt International Energy, Inc. (I)(L)	357,835	5,553,599
Concho Resources, Inc. (I)	3,900	365,625
Consol Energy, Inc.	46,950	1,723,065
Continental Resources, Inc. (I)	4,300	286,853
Cove Energy PLC (I)	308,700	555,179
EOG Resources, Inc.	7,440	732,914
Exxon Mobil Corp.	43,380	3,676,889
Inpex Corp.	133	836,381
Karoon Gas Australia, Ltd. (I)	380,567	1,749,416
KiOR, Inc., Class A (I)(L)	37,875	385,568
Newfield Exploration Company (I)	18,120	683,668
Occidental Petroleum Corp.	105,016	9,839,999
Petroleo Brasileiro SA, ADR	200,872	4,991,669
Pioneer Natural Resources Company	13,140	1,175,767
Rosetta Resources, Inc. (I)(L)	32,060	1,394,610
Royal Dutch Shell PLC, ADR, Class B (L)	55,800	4,241,358
Statoil ASA, ADR (L)	77,560	1,986,312
The Williams Companies, Inc.	22,700	749,554
Uranium One, Inc. (I)(L)	549,620	1,165,329
Vallares PLC (I)	163,629	1,969,398
Whiting Petroleum Corp. (I)	24,220	1,130,832
		75,340,771
		84,058,740
Financials - 9.71%
Capital Markets - 2.53%
BlackRock, Inc.	36,650	6,532,496
CETIP SA - Balcao Organizado de Ativos
e Derivativos	43,655	630,748
Greenhill & Company, Inc. (L)	47,525	1,728,484
Invesco, Ltd.	222,230	4,464,601
Matsui Securities Company, Ltd.	344,115	1,677,823
SEI Investments Company	195,265	3,387,848
T. Rowe Price Group, Inc.	35,500	2,021,725
The Goldman Sachs Group, Inc.	18,435	1,667,077
		22,110,802
Commercial Banks - 3.71%
Banco Santander Brasil SA, ADR (L)	135,855	1,105,860
Barclays PLC	570,796	1,546,270
Cullen/Frost Bankers, Inc.	63,800	3,375,658
First Niagara Financial Group, Inc.	85,840	740,799
First Republic Bank (I)	50,380	1,542,132
M&T Bank Corp. (L)	52,480	4,006,323
PNC Financial Services Group, Inc.	54,184	3,124,791
U.S. Bancorp	118,560	3,207,048
Wells Fargo & Company	502,068	13,836,994
		32,485,875
Consumer Finance - 0.12%
Acom Company, Ltd. (I)	58,960	1,054,036
Diversified Financial Services - 1.74%
Bank of America Corp.	724,616	4,028,865
ING Groep NV (I)	167,698	1,195,055
JPMorgan Chase & Company	158,743	5,278,205
Justice Holdings, Ltd. (I)	237,244	3,168,583
PHH Corp. (I)(L)	149,350	1,598,045
		15,268,753
Insurance - 1.50%
ACE, Ltd.	52,530	3,683,404
Ageas	723,584	1,120,980
Marsh & McLennan Companies, Inc.	159,680	5,049,082
Unum Group	153,488	3,233,992
		13,087,458
Real Estate Investment Trusts - 0.04%
Digital Realty Trust, Inc.	2,100	140,007
Public Storage	1,500	201,690
		341,697
Real Estate Management & Development - 0.04%
E-House China Holdings, Ltd. (L)	86,700	370,209
Thrifts & Mortgage Finance - 0.03%
Radian Group, Inc. (L)	128,400	300,456
		85,019,286
Health Care - 12.35%
Biotechnology - 2.07%
Amgen, Inc.	12,855	825,420
Biogen Idec, Inc. (I)	58,410	6,428,021
Celgene Corp. (I)	26,130	1,766,388
Gilead Sciences, Inc. (I)	97,300	3,982,489
Novavax, Inc. (I)(L)	858,200	1,081,332
Regeneron Pharmaceuticals, Inc. (I)(L)	46,740	2,590,798
Seattle Genetics, Inc. (I)(L)	85,820	1,434,481
		18,108,929
Health Care Equipment & Supplies - 4.20%
Edwards Lifesciences Corp. (I)	87,660	6,197,562
Gen-Probe, Inc. (I)	100,560	5,945,107
Hologic, Inc. (I)	402,220	7,042,872
Intuitive Surgical, Inc. (I)	18,835	8,720,793
Medtronic, Inc.	199,610	7,635,083
Zoll Medical Corp. (I)	19,070	1,204,843
		36,746,260

The accompanying notes are an integral part of the financial statements.

7

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 1.62%
CIGNA Corp.	85,720	$3,600,240
Humana, Inc.	2,900	254,069
UnitedHealth Group, Inc.	203,098	10,293,007
		14,147,316
Health Care Technology - 1.08%
Careview Communications, Inc. (I)(L)	1,002,695	1,584,258
SXC Health Solutions Corp. (I)	140,220	7,919,626
		9,503,884
Life Sciences Tools & Services - 0.54%
Agilent Technologies, Inc. (I)	106,400	3,716,552
Life Technologies Corp. (I)	26,910	1,047,068
		4,763,620
Pharmaceuticals - 2.84%
Abbott Laboratories	7,200	404,856
AstraZeneca PLC, ADR (L)	36,390	1,684,493
Bristol-Myers Squibb Company	5,400	190,296
Elan Corp. PLC, ADR (I)	287,483	3,950,016
Eli Lilly & Company	4,700	195,332
Johnson & Johnson	57,250	3,754,455
Merck & Company, Inc.	146,200	5,511,740
Perrigo Company	4,200	408,660
Pfizer, Inc.	345,858	7,484,367
TherapeuticsMD, Inc. (I)	428,825	621,796
UCB SA	8,927	374,687
United Laboratories, Ltd. (L)	526,585	302,702
		24,883,400
		108,153,409
Industrials - 11.47%
Aerospace & Defense - 4.45%
BE Aerospace, Inc. (I)	67,395	2,608,860
DigitalGlobe, Inc. (I)	192,600	3,295,386
General Dynamics Corp.	116,692	7,749,516
HEICO Corp. (L)	30,280	1,770,774
Honeywell International, Inc.	24,950	1,356,033
Lockheed Martin Corp.	77,539	6,272,905
Northrop Grumman Corp.	93,213	5,451,096
Rolls-Royce Holdings PLC (I)	184,649	2,132,780
Safran SA	89,089	2,662,916
TransDigm Group, Inc. (I)	37,980	3,633,926
Triumph Group, Inc. (L)	34,320	2,006,004
		38,940,196
Air Freight & Logistics - 0.83%
United Parcel Service, Inc., Class B	98,651	7,220,267
Airlines - 0.56%
AirAsia BHD	664,191	788,221
Cathay Pacific Airways, Ltd.	444,355	763,224
Delta Air Lines, Inc. (I)	415,450	3,360,991
		4,912,436
Building Products - 0.53%
Lennox International, Inc. (L)	97,455	3,289,106
Owens Corning, Inc. (I)	47,210	1,355,871
		4,644,977
Commercial Services & Supplies - 0.27%
Corrections Corp. of America (I)	55,295	1,126,359
SYKES Enterprises, Inc. (I)	53,330	835,148
The Geo Group, Inc. (I)(L)	24,365	408,114
		2,369,621
Construction & Engineering - 0.71%
AECOM Technology Corp. (I)	210,280	4,325,460
Jacobs Engineering Group, Inc. (I)	46,700	1,895,086
		6,220,546
Electrical Equipment - 0.03%
AMETEK, Inc.	5,900	248,390
Industrial Conglomerates - 0.89%
3M Company	50,772	4,149,596
Tyco International, Ltd.	78,530	3,668,136
		7,817,732
Machinery - 2.01%
Chart Industries, Inc. (I)(L)	25,030	1,353,372
Donaldson Company, Inc.	10,500	714,840
IDEX Corp.	41,845	1,552,868
Illinois Tool Works, Inc.	77,140	3,603,209
Meritor, Inc. (I)	35,590	189,339
PACCAR, Inc. (L)	95,260	3,569,392
Pall Corp.	30,225	1,727,359
Stanley Black & Decker, Inc.	64,812	4,381,291
The Weir Group PLC	6,843	214,681
Wabtec Corp.	4,200	293,790
		17,600,141
Professional Services - 0.30%
Verisk Analytics, Inc., Class A (I)	66,050	2,650,587
Road & Rail - 0.29%
Hertz Global Holdings, Inc. (I)(L)	69,740	817,353
J.B. Hunt Transport Services, Inc.	38,450	1,732,942
		2,550,295
Trading Companies & Distributors - 0.60%
Fastenal Company (L)	3,700	161,357
MSC Industrial Direct Company, Inc., Class A	47,625	3,407,569
United Rentals, Inc. (I)(L)	56,368	1,665,674
		5,234,600
		100,409,788
Information Technology - 17.83%
Communications Equipment - 3.05%
Acme Packet, Inc. (I)(L)	52,725	1,629,730
Cisco Systems, Inc.	721,918	13,052,277
F5 Networks, Inc. (I)	35,750	3,793,790
Finisar Corp. (I)	256,060	4,287,725
HUGHES Telematics, Inc. (I)(L)	21,300	101,388
JDS Uniphase Corp. (I)	85,243	889,937
Juniper Networks, Inc. (I)	41,695	850,995
QUALCOMM, Inc.	37,945	2,075,592
		26,681,434
Computers & Peripherals - 2.78%
Apple, Inc. (I)	36,552	14,803,560
EMC Corp. (I)(L)	351,690	7,575,403
Imagination Technologies Group PLC (I)	123,172	1,045,134
SanDisk Corp. (I)	8,700	428,127
Toshiba Corp.	112,840	460,802
		24,313,026
Electronic Equipment, Instruments & Components - 0.97%
Arrow Electronics, Inc. (I)	92,000	3,441,720
Avnet, Inc. (I)	12,805	398,107
Hollysys Automation Technologies, Ltd. (I)(L)	71,360	593,715
Hon Hai Precision Industry Company, Ltd.	345,531	944,269
Jabil Circuit, Inc.	152,695	3,001,984

The accompanying notes are an integral part of the financial statements.

8

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Trimble Navigation, Ltd. (I)	3,300	$143,220
		8,523,015
Internet Software & Services - 2.35%
Baidu, Inc., ADR (I)	8,700	1,013,289
eBay, Inc. (I)	276,415	8,383,667
Google, Inc., Class A (I)	3,460	2,234,814
IAC/InterActiveCorp	27,810	1,184,706
KIT Digital, Inc. (I)(L)	366,870	3,100,052
LinkedIn Corp., Class A (I)(L)	58,070	3,658,991
MercadoLibre, Inc.	1,000	79,540
Rackspace Hosting, Inc. (I)	6,700	288,167
Sohu.com, Inc. (I)(L)	13,700	685,000
		20,628,226
IT Services - 2.43%
Automatic Data Processing, Inc.	100,877	5,448,367
Cielo SA	6,900	178,303
Cognizant Technology
Solutions Corp., Class A (I)	39,340	2,529,955
International Business Machines Corp.	2,400	441,312
MasterCard, Inc., Class A	2,070	771,737
Sapient Corp. (L)	170,648	2,150,165
The Western Union Company	533,715	9,745,636
		21,265,475
Semiconductors & Semiconductor Equipment - 2.58%
Altera Corp.	35,510	1,317,421
Analog Devices, Inc.	70,010	2,504,958
ARM Holdings PLC	250,104	2,305,696
ASML Holding NV (L)	5,300	221,487
Avago Technologies, Ltd.	68,450	1,975,467
Intel Corp.	111,400	2,701,450
Maxim Integrated Products, Inc.	102,030	2,656,861
ON Semiconductor Corp. (I)	65,165	503,074
RF Micro Devices, Inc. (I)(L)	88,035	475,389
Samsung Electronics Company, Ltd.	910	835,859
Skyworks Solutions, Inc. (I)	313,960	5,092,431
Xilinx, Inc.	63,380	2,031,963
		22,622,056
Software - 3.67%
Activision Blizzard, Inc.	296,240	3,649,677
ANSYS, Inc. (I)(L)	17,375	995,240
Ariba, Inc. (I)	1,400	39,312
BroadSoft, Inc. (I)	30,700	927,140
Cadence Design Systems, Inc. (I)	754,710	7,848,975
FactSet Research Systems, Inc. (L)	13,405	1,169,988
Microsoft Corp.	292,525	7,593,949
Nuance Communications, Inc. (I)	6,600	166,056
Perfect World Company, Ltd. (I)	57,315	600,088
Rovi Corp. (I)	80,300	1,973,774
Salesforce.com, Inc. (I)(L)	25,630	2,600,420
Sourcefire, Inc. (I)	23,510	761,254
TIBCO Software, Inc. (I)	123,980	2,964,362
TiVo, Inc. (I)(L)	91,025	816,494
		32,106,729
		156,139,961
Materials - 6.11%
Chemicals - 3.24%
Agrium, Inc. (L)	48,860	3,279,555
Celanese Corp., Series A	57,655	2,552,387
CF Industries Holdings, Inc.	21,590	3,130,118
Huabao International Holdings, Ltd. (L)	821,755	421,445
LyondellBasell Industries NV, Class A	94,100	3,057,309
Methanex Corp.	102,866	2,347,402
Praxair, Inc.	29,103	3,111,111
PTT Global Chemical PCL (I)	223,300	431,737
The Dow Chemical Company	83,900	2,412,964
The Mosaic Company	90,905	4,584,339
The Sherwin-Williams Company	34,280	3,060,176
		28,388,543
Containers & Packaging - 0.21%
Graphic Packaging Holding Company (I)	147,395	627,903
Silgan Holdings, Inc.	30,170	1,165,769
		1,793,672
Metals & Mining - 2.44%
Allied Nevada Gold Corp. (I)(L)	18,500	560,180
AngloGold Ashanti, Ltd., ADR	50,950	2,162,828
ArcelorMittal	72,160	1,312,590
Barrick Gold Corp.	83,450	3,776,113
China Metal Recycling Holdings, Ltd. (L)	767,370	827,548
Detour Gold Corp. (I)	91,370	2,255,662
Fortescue Metals Group, Ltd.	246,563	1,080,239
Freeport-McMoRan Copper & Gold, Inc.	23,250	855,368
Fresnillo PLC	24,325	575,641
Goldcorp, Inc.	40,140	1,776,195
Iluka Resources, Ltd.	83,129	1,313,390
Ivanhoe Mines, Ltd. (I)	32,575	578,436
Molycorp, Inc. (I)(L)	61,135	1,466,017
Mongolian Mining Corp. (I)	914,325	692,649
Newmont Mining Corp.	28,840	1,730,688
Sandstorm Gold Ltd. (I)	338,720	398,982
		21,362,526
Paper & Forest Products - 0.22%
Louisiana-Pacific Corp. (I)(L)	83,225	671,626
Norbord, Inc. (I)	153,315	1,218,995
Sino-Forest Corp. (I)(L)	90,175	30,998
		1,921,619
		53,466,360
Telecommunication Services - 1.10%
Diversified Telecommunication Services - 0.63%
AT&T, Inc.	92,290	2,790,850
HUGHES Telematics Inc	146,300	696,388
Telenor ASA	122,981	2,012,084
		5,499,322
Wireless Telecommunication Services - 0.47%
American Tower Corp., Class A	68,390	4,104,084
		9,603,406
Utilities - 0.74%
Gas Utilities - 0.54%
UGI Corp.	161,370	4,744,278
Independent Power Producers & Energy Traders - 0.15%
NRG Energy, Inc. (I)	69,600	1,261,152
Multi-Utilities - 0.05%
Consolidated Edison, Inc. (L)	2,500	155,075
Wisconsin Energy Corp. (L)	4,200	146,832
Xcel Energy, Inc.	5,900	163,076
		464,983
		6,470,413
TOTAL COMMON STOCKS (Cost $857,490,775)		$846,619,588

The accompanying notes are an integral part of the financial statements.

9

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES - 0.05%
Consumer Staples - 0.05%
Companhia de Bebidas das Americas, ADR	11,800	$425,862
TOTAL PREFERRED SECURITIES (Cost $420,301)		$425,862

SECURITIES LENDING COLLATERAL - 8.91%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	7,794,861	78,001,615
TOTAL SECURITIES LENDING
COLLATERAL (Cost $77,993,014)		$78,001,615

SHORT-TERM INVESTMENTS - 3.03%
Repurchase Agreement - 3.03%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.060% to
be repurchased at $26,500,177 on
01/03/2012, collateralized by $26,940,444
Government National Mortgage Association,
4.500% due 06/15/2040 (valued at
$27,030,00, including interest)	$26,500,000	$26,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,500,000)		$26,500,000
Total Investments (Alpha Opportunities Trust)
(Cost $962,404,090) - 108.69%		$951,547,065
Other assets and liabilities, net - (8.69%)		(76,084,333)
TOTAL NET ASSETS - 100.00%		$875,462,732

American Asset Allocation Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation Fund - Class 1	99,364,472	$1,606,723,514
TOTAL INVESTMENT COMPANIES (Cost $1,372,951,726)		$1,606,723,514
Total Investments (American Asset Allocation Trust)
(Cost $1,372,951,726) - 100.00%		$1,606,723,514
Other assets and liabilities, net - 0.00%		22,132
TOTAL NET ASSETS - 100.00%		$1,606,745,646

American Blue Chip Income and Growth Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Equity - 100.01%
American Blue Chip Income & Growth
Fund - Class 1	27,724,754	$249,522,786
TOTAL INVESTMENT COMPANIES (Cost $216,541,757)		$249,522,786

Total Investments (American Blue Chip Income and Growth
Trust) (Cost $216,541,757) - 100.01%		$249,522,786
Other assets and liabilities, net - (0.01%)		(21,127)
TOTAL NET ASSETS - 100.00%		$249,501,659

American Global Growth Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Equity - 100.01%
American Global Growth Fund - Class 1	8,386,213	$162,692,534
TOTAL INVESTMENT COMPANIES (Cost $179,237,635)		$162,692,534
Total Investments (American Global Growth Trust)
(Cost $179,237,635) - 100.01%		$162,692,534
Other assets and liabilities, net - (0.01%)		(19,289)
TOTAL NET ASSETS - 100.00%		$162,673,245

American Global Small Capitalization Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.03%
Equity - 100.03%
American Global Small Capitalization
Fund - Class 1	5,018,442	$86,768,865
TOTAL INVESTMENT COMPANIES (Cost $74,047,852)		$86,768,865
Total Investments (American Global Small Capitalization
Trust) (Cost $74,047,852) - 100.03%		$86,768,865
Other assets and liabilities, net - (0.03%)		(23,185)
TOTAL NET ASSETS - 100.00%		$86,745,680

American Growth Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American Growth Fund - Class 1	21,560,331	$1,122,646,461
TOTAL INVESTMENT COMPANIES (Cost $1,141,983,761)		$1,122,646,461
Total Investments (American Growth Trust)
(Cost $1,141,983,761) - 100.00%		$1,122,646,461
Other assets and liabilities, net - 0.00%		11,011
TOTAL NET ASSETS - 100.00%		$1,122,657,472

American Growth-Income Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American Growth-Income Fund - Class 1	31,583,943	$1,050,797,789
TOTAL INVESTMENT COMPANIES (Cost $1,025,891,581)		$1,050,797,789
Total Investments (American Growth-Income Trust)
(Cost $1,025,891,581) - 100.00%		$1,050,797,789
Other assets and liabilities, net - 0.00%		8,563
TOTAL NET ASSETS - 100.00%		$1,050,806,352

The accompanying notes are an integral part of the financial statements.

10

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

American High-Income Bond Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Fixed Income - 100.02%
American High-Income Bond Fund - Class 1	9,193,344	$96,897,844
TOTAL INVESTMENT COMPANIES (Cost $96,261,947)		$96,897,844
Total Investments (American High-Income Bond Trust)
(Cost $96,261,947) - 100.02%		$96,897,844
Other assets and liabilities, net - (0.02%)		(21,342)
TOTAL NET ASSETS - 100.00%		$96,876,502

American International Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Equity - 100.00%
American International Fund - Class 1	46,540,837	$707,886,136
TOTAL INVESTMENT COMPANIES (Cost $849,250,588)		$707,886,136
Total Investments (American International Trust)
(Cost $849,250,588) - 100.00%		$707,886,136
Other assets and liabilities, net - 0.00%		(1,702)
TOTAL NET ASSETS - 100.00%		$707,884,434

American New World Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.03%
Equity - 100.03%
American New World Fund - Class 1	3,923,082	$77,088,555
TOTAL INVESTMENT COMPANIES (Cost $76,858,008)		$77,088,555
Total Investments (American New World Trust)
(Cost $76,858,008) - 100.03%		$77,088,555
Other assets and liabilities, net - (0.03%)		(20,544)
TOTAL NET ASSETS - 100.00%		$77,068,011

Balanced Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 67.43%
Consumer Discretionary - 11.33%
Auto Components - 0.32%
Aisin Seiki Company, Ltd.	1,900	$54,062
Autoliv, Inc.	991	53,600
Dorman Products, Inc. (I)	200	7,386
Drew Industries, Inc. (I)	300	7,359
Fuel Systems Solutions, Inc. (I)	200	3,298
GKN PLC	24,668	69,707
Johnson Controls, Inc.	5,600	175,019
Koito Manufacturing Company, Ltd.	2,000	28,024
Shiloh Industries, Inc. (I)	400	3,352
Visteon Corp. (I)	600	29,964
		431,771
Automobiles - 0.64%
Bayerische Motoren Werke (BMW) AG	1,727	115,459
General Motors Company (I)	3,500	70,945
Harley-Davidson, Inc.	3,900	151,593
Honda Motor Company, Ltd.	5,400	164,442
Nissan Motor Company, Ltd.	11,700	105,014
Toyota Motor Corp.	7,100	236,293
Winnebago Industries, Inc. (I)(L)	600	4,428
		848,174
Distributors - 0.16%
Genuine Parts Company (L)	2,930	179,316
Pool Corp.	800	24,080
Weyco Group, Inc.	500	12,275
		215,671
Diversified Consumer Services - 0.23%
American Public Education, Inc. (I)	300	12,984
Ascent Capital Group, Inc., Class A (I)	300	15,216
Benesse Holdings, Inc.	1,900	91,943
Career Education Corp. (I)	1,160	9,245
H&R Block, Inc. (L)	5,520	90,142
K12, Inc. (I)	700	12,558
Matthews International Corp., Class A (L)	220	6,915
National American University Holdings, Inc.	500	3,790
Strayer Education, Inc.	210	20,410
Weight Watchers International, Inc.	900	49,509
		312,712
Hotels, Restaurants & Leisure - 2.42%
Accor SA	2,456	61,895
Betfair Group PLC	647	7,551
BJ’s Restaurants, Inc. (I)	200	9,064
Carnival Corp.	7,700	251,328
Chipotle Mexican Grill, Inc. (I)(L)	750	253,305
Choice Hotels International, Inc. (L)	1,050	39,953
Compass Group PLC	14,210	134,546
International Game Technology	1,900	32,680
Las Vegas Sands Corp. (I)	7,900	337,567
Marriott International, Inc., Class A	14,378	419,406
McDonald’s Corp.	3,200	321,056
Orient Express Hotels, Ltd., Class A (I)	1,900	14,193
Panera Bread Company, Class A (I)	570	80,627
Starbucks Corp.	14,650	674,047
Starwood Hotels & Resorts Worldwide, Inc.	5,330	255,680
Tim Hortons, Inc.	400	19,368
Vail Resorts, Inc.	500	21,180
WMS Industries, Inc. (I)	1,300	26,676
Wynn Resorts, Ltd.	600	66,294
Yum! Brands, Inc.	3,300	194,733
		3,221,149
Household Durables - 0.37%
Cavco Industries, Inc. (I)	200	8,012
CSS Industries, Inc.	300	5,976
Ethan Allen Interiors, Inc.	200	4,742
Harman International Industries, Inc. (L)	700	26,628
Hooker Furniture Corp.	500	5,735
iRobot Corp. (I)	200	5,970
M/I Homes, Inc. (I)	700	6,720
Meritage Homes Corp. (I)(L)	400	9,276
PDG Realty SA Empreendimentos
e Participacoes	17,200	54,406

The accompanying notes are an integral part of the financial statements.

11

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Persimmon PLC	16,820	$122,264
Tempur-Pedic International, Inc. (I)	200	10,506
Whirlpool Corp. (L)	4,980	236,301
		496,536
Internet & Catalog Retail - 1.60%
Amazon.com, Inc. (I)	6,600	1,142,460
Blue Nile, Inc. (I)(L)	330	13,490
Groupon, Inc. (I)(L)	2,500	51,575
HSN, Inc.	340	12,328
Liberty Media Corp. - Interactive, Series A (I)	9,800	158,907
MakeMyTrip, Ltd. (I)	500	12,020
Netflix, Inc. (I)(L)	600	41,574
priceline.com, Inc. (I)	1,500	701,565
		2,133,919
Leisure Equipment & Products - 0.36%
Black Diamond, Inc. (I)	900	6,723
Brunswick Corp.	1,000	18,060
Mattel, Inc.	12,200	338,672
Nikon Corp.	4,000	88,943
Sankyo Company, Ltd.	400	20,255
		472,653
Media - 2.24%
Aegis Group PLC	15,389	34,368
Cablevision Systems Corp., Class A	9,750	138,645
Charter Communications, Inc., Class A (I)	300	17,082
Comcast Corp., Class A	8,000	189,680
Discovery Communications, Inc., Series A (I)	500	20,485
Discovery Communications, Inc., Series C (I)	6,150	231,855
DISH Network Corp. (L)	1,000	28,480
DreamWorks Animation SKG, Inc. (I)(L)	1,300	21,574
Informa PLC	12,600	70,428
Jupiter Telecommunications Company, Ltd.	118	119,603
Knology, Inc. (I)	900	12,780
Lamar Advertising Company, Class A (I)	1,300	35,750
Liberty Media Corp. - Liberty
Capital, Series A (I)	423	33,015
Live Nation Entertainment, Inc. (I)	1,000	8,310
Meredith Corp. (L)	1,100	35,915
Morningstar, Inc.	500	29,725
Omnicom Group, Inc. (L)	1,600	71,328
Scholastic Corp.	1,100	32,967
Television Broadcasting Company, Ltd.	9,000	54,639
The Madison Square Garden, Inc., Class A (I)	3,062	87,696
The McGraw-Hill Companies, Inc.	6,700	301,299
The New York Times Company, Class A (I)	10,200	78,846
The Walt Disney Company (L)	14,700	551,250
The Washington Post Company, Class B (L)	130	48,985
Time Warner, Inc.	12,850	464,399
WPP PLC	24,852	259,537
		2,978,641
Multiline Retail - 0.60%
Dollar General Corp. (I)	1,850	76,109
Dollar Tree, Inc. (I)	250	20,778
Fred’s, Inc., Class A (L)	500	7,290
J.C. Penney Company, Inc.	600	21,090
Kohl’s Corp.	4,250	209,738
Lojas Renner SA	1,800	46,717
Macy’s, Inc.	5,500	176,990
Parkson Retail Group, Ltd.	76,500	93,619
PPR	990	141,583
		793,914
Specialty Retail - 1.44%
Aaron’s, Inc.	1,200	32,016
ANN, Inc. (I)	900	22,302
Bed Bath & Beyond, Inc. (I)	4,000	231,880
CarMax, Inc. (I)	1,600	48,768
Esprit Holdings, Ltd.	9,769	12,591
Hibbett Sports, Inc. (I)	500	22,590
Home Depot, Inc.	11,650	489,766
Inditex SA	1,142	93,305
Kingfisher PLC	30,312	117,845
Limited Brands, Inc.	700	28,245
Lumber Liquidators Holdings, Inc. (I)	400	7,064
MarineMax, Inc. (I)(L)	1,100	7,172
Monro Muffler Brake, Inc. (L)	500	19,395
New York & Company, Inc. (I)	900	2,394
O’Reilly Automotive, Inc. (I)	4,750	379,763
Pier 1 Imports, Inc. (I)(L)	800	11,144
Rue21, Inc. (I)	500	10,800
Staples, Inc.	15,000	208,350
Stein Mart, Inc. (I)	700	4,767
The Gap, Inc.	2,500	46,375
The Men’s Wearhouse, Inc.	800	25,928
Tiffany & Company	1,150	76,199
Zumiez, Inc. (I)	600	16,656
		1,915,315
Textiles, Apparel & Luxury Goods - 0.95%
Carter’s, Inc. (I)	610	24,284
Cie Financiere Richemont SA	4,043	203,576
Coach, Inc.	2,800	170,912
Fossil, Inc. (I)	2,000	158,720
JG Boswell Company	7	4,865
NIKE, Inc., Class B	3,700	356,569
Ralph Lauren Corp.	2,130	294,110
Steven Madden, Ltd. (I)	150	5,175
True Religion Apparel, Inc. (I)	300	10,374
Under Armour, Inc., Class A (I)	500	35,895
		1,264,480
		15,084,935
Consumer Staples - 3.67%
Beverages - 0.86%
Beam, Inc.	6,010	307,892
Brown Forman Corp., Class B	150	12,077
Coca-Cola Bottling Company Consolidated	50	2,928
Hansen Natural Corp. (I)	800	73,712
Kirin Holdings Company, Ltd.	12,000	145,795
Molson Coors Brewing Company, Class B	2,900	126,266
PepsiCo, Inc. (L)	4,500	298,575
Pernod-Ricard SA	1,931	178,726
The Coca-Cola Company	50	3,499
		1,149,470
Food & Staples Retailing - 0.65%
Costco Wholesale Corp.	100	8,332
FamilyMart Company, Ltd.	2,800	113,090
Pricesmart, Inc.	400	27,836
Shoppers Drug Mart Corp.	1,100	44,421
Sysco Corp.	700	20,531
Tesco PLC	60,865	381,019
The Fresh Market, Inc. (I)	500	19,950
The Kroger Company	1,800	43,596
Whole Foods Market, Inc.	3,000	208,740
		867,515

The accompanying notes are an integral part of the financial statements.

12

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products - 1.33%
Archer-Daniels-Midland Company	8,500	$243,100
Campbell Soup Company (L)	7,420	246,641
ConAgra Foods, Inc.	8,300	219,120
Flowers Foods, Inc.	2,200	41,756
House Food Corp.	1,700	31,966
Kellogg Company	200	10,114
McCormick & Company, Inc., Non
Voting Shares	3,200	161,344
Nestle SA	9,220	529,346
Sara Lee Corp.	700	13,244
The Hershey Company	350	21,623
Tootsie Roll Industries, Inc. (L)	506	11,977
Unilever PLC	6,989	234,596
		1,764,827
Household Products - 0.57%
Clorox Company	5,020	334,131
Kimberly-Clark Corp.	5,460	401,638
Oil-Dri Corp of America	500	10,120
The Procter & Gamble Company	110	7,338
		753,227
Personal Products - 0.26%
Avon Products, Inc.	14,100	246,327
L’Oreal SA	910	94,967
	341,294
Tobacco - 0.00%
Alliance One International, Inc. (I)	2,400	6,528
		4,882,861
Energy - 6.94%
Energy Equipment & Services - 1.68%
Atwood Oceanics, Inc. (I)	400	15,916
Baker Hughes, Inc.	2,500	121,600
Cameron International Corp. (I)	4,470	219,879
CARBO Ceramics, Inc.	220	27,133
China Oilfield Services, Ltd.	72,000	113,004
Diamond Offshore Drilling, Inc. (L)	4,100	226,566
Exterran Holdings, Inc. (I)(L)	1,700	15,470
FMC Technologies, Inc. (I)(L)	5,010	261,672
Fugro NV	568	32,831
Gulf Islands Fabrication, Inc.	200	5,842
Halliburton Company	500	17,255
Hercules Offshore, Inc. (I)	1,000	4,440
McDermott International, Inc. (I)	2,300	26,473
Modec, Inc.	1,400	24,110
Oil States International, Inc. (I)	230	17,565
RigNet, Inc. (I)	325	5,441
Saipem SpA	1,867	78,912
Schlumberger, Ltd.	13,830	944,727
Tetra Technologies, Inc. (I)	1,900	17,746
Trican Well Service, Ltd.	1,400	24,118
Union Drilling, Inc. (I)	700	4,368
WorleyParsons, Ltd.	1,315	34,451
		2,239,519
Oil, Gas & Consumable Fuels - 5.26%
Anadarko Petroleum Corp.	4,880	372,490
Approach Resources, Inc. (I)	200	5,882
Arch Coal, Inc.	900	13,059
Beach Energy, Ltd.	83,023	104,669
BG Group PLC	7,451	158,910
BP PLC, ADR	9,800	418,852
Chevron Corp. (L)	8,690	924,616
Clayton Williams Energy, Inc. (I)	100	7,588
Cloud Peak Energy, Inc. (I)	1,300	25,116
Concho Resources, Inc. (I)	2,400	225,000
ConocoPhillips	2,580	188,005
Consol Energy, Inc.	1,620	59,454
Contango Oil & Gas Company (I)	80	4,654
Continental Resources, Inc. (I)	200	13,342
Devon Energy Corp.	100	6,200
El Paso Corp.	1,100	29,227
Enbridge, Inc. (I)	25,000	27,213
ENI SpA	5,837	120,566
EOG Resources, Inc.	3,100	305,381
EQT Corp.	3,140	172,041
Exxon Mobil Corp.	9,100	771,316
Forest Oil Corp. (I)	300	4,065
Geomet, Inc. (I)	300	279
Goodrich Petroleum Corp. (I)	600	8,238
Hess Corp.	750	42,600
Lone Pine Resources, Inc. (I)	183	1,283
Murphy Oil Corp.	7,590	423,067
Nexen, Inc.	3,900	62,049
Northern Oil and Gas, Inc. (I)(L)	1,900	45,562
Oasis Petroleum, Inc. (I)(L)	800	23,272
Occidental Petroleum Corp.	1,600	149,920
Peabody Energy Corp.	4,300	142,373
Penn Virginia Corp. (L)	1,000	5,290
Petroleo Brasileiro SA, ADR	3,200	79,520
Petroleo Brasileiro SA, Class A, ADR	4,400	103,356
Pioneer Natural Resources Company	800	71,584
QEP Resources, Inc.	1,600	46,880
Range Resources Corp. (L)	2,870	177,768
Royal Dutch Shell PLC, ADR	8,700	635,883
Royal Dutch Shell PLC, ADR, Class B	6,900	524,469
SM Energy Company	520	38,012
Spectra Energy Corp.	5,400	166,050
Statoil ASA	10,121	259,220
Swift Energy Company (I)	300	8,916
Ultra Petroleum Corp. (I)(L)	620	18,371
Venoco, Inc. (I)	400	2,708
		6,994,316
		9,233,835
Financials - 10.07%
Capital Markets - 1.91%
Ameriprise Financial, Inc.	2,880	142,963
Ares Capital Corp.	1,400	21,630
BlackRock, Inc.	150	26,736
Capital Southwest Corp.	90	7,340
Close Brothers Group PLC	3,285	31,498
Credit Suisse Group AG	3,447	80,881
Deutsche Bank AG	2,576	97,364
E*TRADE Financial Corp. (I)	4,610	36,696
Eaton Vance Corp.	700	16,548
Edelman Financial Group, Inc.	1,300	8,541
Federated Investors, Inc., Class B	600	9,090
Financial Engines, Inc. (I)	800	17,864
Franklin Resources, Inc.	5,100	489,906
GFI Group, Inc.	2,400	9,888
Greenhill & Company, Inc. (L)	850	30,915
Hercules Technology Growth Capital, Inc.	1,200	11,328
Invesco, Ltd.	14,100	283,269
Janus Capital Group, Inc. (L)	2,900	18,299
Jefferies Group, Inc. (I)	35,000	30,975
JMP Group, Inc.	800	5,720
KBW, Inc.	800	12,144

The accompanying notes are an integral part of the financial statements.

13

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Legg Mason, Inc.	9,300	$223,665
Macquarie Group, Ltd.	2,978	72,385
Morgan Stanley	5,500	83,215
Northern Trust Corp.	10,180	403,739
PennantPark Investment Corp.	600	6,054
Safeguard Scientifics, Inc. (I)	500	7,895
State Street Corp.	3,060	123,349
Stifel Financial Corp. (I)	250	8,013
TD Ameritrade Holding Corp.	2,900	45,385
The Bank of New York Mellon Corp.	8,750	174,213
The Charles Schwab Corp.	300	3,378
The Goldman Sachs Group, Inc.	100	9,043
		2,549,929
Commercial Banks - 2.93%
Australia & New Zealand Banking Group, Ltd.	10,564	221,380
Banco Santander Brasil SA, ADR (L)	12,300	100,122
Barclays PLC, ADR	15,650	171,994
BNP Paribas SA	3,010	117,836
Bridge Capital Holdings (I)	400	4,160
Burke & Herbert Bank & Trust	2	4,500
China Citic Bank Corp., Ltd.	117,515	66,581
Chuo Mitsui Trust Holdings, Inc.	32,000	93,819
CIT Group, Inc. (I)	1,450	50,562
CoBiz Financial, Inc.	1,000	5,770
Columbia Banking System, Inc.	600	11,562
Commerce Bancshares, Inc.	436	16,611
DBS Group Holdings, Ltd.	10,000	88,584
DNB ASA	15,503	151,482
East West Bancorp, Inc.	1,500	29,625
Erste Group Bank AG	1,377	24,117
Farmers & Merchants Bank of Long Beach	2	8,080
First Horizon National Corp. (L)	2,573	20,584
Glacier Bancorp, Inc.	1,100	13,233
Home Bancshares, Inc.	500	12,955
Intesa Sanpaolo SpA	14,341	23,820
M&T Bank Corp.	100	7,634
Mitsubishi UFJ Financial Group	20,100	85,269
Nordea Bank AB	12,608	97,333
PNC Financial Services Group, Inc.	4,900	282,583
Preferred Bank/Los Angeles CA (I)	960	7,200
Regions Financial Corp.	16,450	70,735
Sandy Spring Bancorp, Inc.	300	5,265
Signature Bank (I)	580	34,794
Societe Generale SA	1,506	33,424
Standard Chartered PLC	8,199	178,513
SunTrust Banks, Inc.	11,100	196,470
SVB Financial Group (I)	500	23,845
Svenska Handelsbanken AB, Series A	3,563	93,572
Swedbank AB, Class A	11,069	143,092
TCF Financial Corp.	1,500	15,480
Texas Capital Bancshares, Inc. (I)	500	15,305
The Bank of Yokohama, Ltd.	9,000	42,525
U.S. Bancorp	25,150	680,308
Washington Trust Bancorp, Inc.	600	14,316
Wells Fargo & Company	21,250	585,650
Westamerica Bancorp.	570	25,023
Western Alliance Bancorp (I)	1,600	9,968
Wintrust Financial Corp.	630	17,672
		3,903,353
Consumer Finance - 1.08%
American Express Company	20,930	987,268
Capital One Financial Corp. (L)	4,250	179,733
Discover Financial Services	1,600	38,400
Green Dot Corp., Class A (I)	660	20,605
SLM Corp.	15,950	213,730
		1,439,736
Diversified Financial Services - 1.38%
Bank of America Corp.	36,570	203,329
BM&F Bovespa SA	16,700	87,742
CBOE Holdings, Inc.	800	20,688
Challenger, Ltd.	14,474	61,004
CME Group, Inc.	130	31,677
Compass Diversified Holdings	500	6,195
Deutsche Boerse AG - New Shares (I)	1,114	58,403
ING Groep NV (I)	5,629	40,114
IntercontinentalExchange, Inc. (I)	2,140	257,977
JPMorgan Chase & Company	23,370	777,053
Mitsubishi UFJ Lease &
Finance Company, Ltd.	2,020	79,962
MSCI, Inc. (I)	2,000	65,860
NYSE Euronext	5,520	144,072
		1,834,076
Insurance - 1.99%
AIA Group, Ltd.	33,200	103,479
Alterra Capital Holdings, Ltd.	600	14,178
AON Corp.	640	29,952
Assured Guaranty, Ltd.	1,200	15,768
AXA SA	13,497	173,942
Axis Capital Holdings, Ltd.	500	15,980
Chubb Corp.	2,130	147,439
Fidelity National Financial, Inc., Class A	1,800	28,674
First American Financial Corp.	2,700	34,209
Fortegra Financial Corp. (I)	300	2,004
HCC Insurance Holdings, Inc.	400	11,000
Infinity Property & Casualty Corp.	100	5,674
Kemper Corp.	800	23,368
Lincoln National Corp.	7,230	140,407
Loews Corp.	2,200	82,830
Markel Corp. (I)	46	19,075
Marsh & McLennan Companies, Inc.	14,500	458,490
Muenchener Rueckversicherungs AG	1,058	129,773
National Interstate Corp.	300	7,401
OneBeacon Insurance Group, Ltd.	400	6,156
Principal Financial Group, Inc.	900	22,140
ProAssurance Corp.	450	35,919
Prudential Financial, Inc.	2,650	132,818
Prudential PLC	7,263	71,566
QBE Insurance Group, Ltd.	5,877	77,809
SeaBright Holdings, Inc.	500	3,825
Sony Financial Holdings, Inc.	7,300	107,401
Sun Life Financial, Inc. (L)	6,250	115,750
Sun Life Financial, Inc. (Toronto
Stock Exchange)	6,000	111,313
Swiss Life Holding (I)	616	56,326
The Allstate Corp.	12,300	337,143
The Progressive Corp.	1,100	21,461
W.R. Berkley Corp.	900	30,951
White Mountains Insurance Group, Ltd.	120	54,415
Willis Group Holdings PLC	400	15,520
		2,644,156
Real Estate Investment Trusts - 0.50%
Acadia Realty Trust	500	10,070
CBL & Associates Properties, Inc.	900	14,130
Cedar Shopping Centers, Inc.	1,300	5,603
Cousins Properties, Inc.	703	4,506
DiamondRock Hospitality Company	900	8,676

The accompanying notes are an integral part of the financial statements.

14

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
EastGroup Properties, Inc.	100	$4,348
Federal Realty Investment Trust	120	10,890
First Potomac Realty Trust	700	9,135
General Growth Properties, Inc.	1,112	16,702
Hatteras Financial Corp.	400	10,548
Kilroy Realty Corp.	600	22,842
Kite Realty Group Trust	1,000	4,510
LaSalle Hotel Properties	600	14,526
Pebblebrook Hotel Trust	600	11,508
Potlatch Corp.	500	15,555
Prologis, Inc.	546	15,610
Redwood Trust, Inc.	1,600	16,288
Saul Centers, Inc.	200	7,084
SL Green Realty Corp.	70	4,665
Strategic Hotels & Resorts, Inc. (I)	1,900	10,203
Unibail-Rodamco SE	743	132,978
Washington Real Estate Investment Trust	400	10,940
Weingarten Realty Investors	500	10,910
Westfield Retail Trust	41,921	106,641
Weyerhaeuser Company (L)	10,099	188,548
		667,416
Real Estate Management & Development - 0.24%
CBRE Group, Inc. (I)	400	6,088
Forest City Enterprises, Inc., Class A (I)(L)	900	10,638
Goldcrest Company, Ltd.	930	14,766
Jones Lang LaSalle, Inc.	100	6,126
Kerry Properties, Ltd.	24,500	80,986
Mitsui Fudosan Company, Ltd.	5,000	72,768
Soho China, Ltd.	152,000	101,539
The St. Joe Company (I)(L)	1,500	21,990
		314,901
Thrifts & Mortgage Finance - 0.04%
BankUnited, Inc.	1,000	21,990
Capitol Federal Financial, Inc.	2,512	28,988
Radian Group, Inc.	1,300	3,042
		54,020
		13,407,587
Health Care - 6.11%
Biotechnology - 1.22%
Abcam PLC	2,030	11,488
Alexion Pharmaceuticals, Inc. (I)	2,840	203,060
Alkermes PLC (I)	600	10,416
Amarin Corp. PLC, ADR (I)(L)	200	1,498
Amgen, Inc.	4,270	274,177
Biogen Idec, Inc. (I)	2,900	319,145
Celgene Corp. (I)(L)	6,100	412,360
CSL, Ltd.	3,751	122,765
Exelixis, Inc. (I)	2,000	9,470
Gilead Sciences, Inc. (I)	400	16,372
Human Genome Sciences, Inc. (I)	1,400	10,346
Idenix Pharmaceuticals, Inc. (I)	1,300	9,679
Incyte Corp. (I)(L)	1,700	25,517
InterMune, Inc. (I)	300	3,780
Lexicon Pharmaceuticals, Inc. (I)	5,500	7,095
Momenta Pharmaceuticals, Inc. (I)	800	13,912
Pharmasset, Inc. (I)	560	71,792
Regeneron Pharmaceuticals, Inc. (I)	800	44,344
Seattle Genetics, Inc. (I)(L)	500	8,358
Theravance, Inc. (I)	1,100	24,310
Vertex Pharmaceuticals, Inc. (I)	490	16,273
		1,616,157
Health Care Equipment & Supplies - 0.57%
Analogic Corp.	200	11,464
AngioDynamics, Inc. (I)	600	8,886
Atrion Corp.	30	7,207
Baxter International, Inc.	2,000	98,960
C.R. Bard, Inc.	390	33,345
CareFusion Corp. (I)	1,300	33,033
Covidien PLC	800	36,008
DENTSPLY International, Inc. (L)	1,400	48,986
Dynavox, Inc., Class A (I)	100	364
Edwards Lifesciences Corp. (I)(L)	440	31,108
Elekta AB, Series B	3,189	137,916
HeartWare International, Inc. (I)	240	16,560
IDEXX Laboratories, Inc. (I)	620	47,715
Intuitive Surgical, Inc. (I)	10	4,630
Quidel Corp. (I)(L)	900	13,617
Stryker Corp.	3,100	154,101
Terumo Corp.	1,200	56,448
West Pharmaceutical Services, Inc.	100	3,795
Zimmer Holdings, Inc.	350	18,697
		762,840
Health Care Providers & Services - 1.46%
AMERIGROUP Corp. (I)(L)	600	35,448
Capital Senior Living Corp. (I)	1,300	10,322
Cardinal Health, Inc.	5,700	231,477
Express Scripts, Inc. (I)(L)	7,500	335,175
Fleury SA	1,400	16,062
Fresenius SE & Company KGaA	1,748	161,707
Health Management
Associates, Inc., Class A (I)	1,800	13,266
HealthSouth Corp. (I)(L)	2,100	37,107
Henry Schein, Inc. (I)	1,305	84,081
HMS Holdings Corp. (I)(L)	600	19,188
Kindred Healthcare, Inc. (I)	1,000	11,770
Laboratory Corp. of America Holdings (I)	250	21,493
Landauer, Inc.	230	11,845
LCA-Vision, Inc. (I)	1,600	4,640
McKesson Corp.	7,170	558,615
Mednax, Inc. (I)	170	12,242
National Healthcare Corp.	100	4,190
Owens & Minor, Inc.	1,005	27,929
PSS World Medical, Inc. (I)	200	4,838
Quest Diagnostics, Inc. (L)	3,300	191,598
Select Medical Holdings Corp. (I)	1,400	11,872
Tenet Healthcare Corp. (I)(L)	3,100	15,903
Triple-S Management Corp., Class B (I)	900	18,018
UnitedHealth Group, Inc. (L)	1,900	96,292
Universal Health Services, Inc., Class B	300	11,658
		1,946,736
Health Care Technology - 0.08%
Allscripts Healthcare Solutions, Inc. (I)	600	11,364
athenahealth, Inc. (I)(L)	300	14,736
Cerner Corp. (I)	100	6,125
HealthStream, Inc. (I)	600	11,070
SXC Health Solutions Corp. (I)	1,080	60,998
		104,293
Life Sciences Tools & Services - 0.32%
BG Medicine, Inc. (I)	100	472
Bruker Corp. (I)	1,970	24,467
Covance, Inc. (I)	640	29,261
Illumina, Inc. (I)	520	15,850
Thermo Fisher Scientific, Inc. (I)	8,000	359,760
		429,810

The accompanying notes are an integral part of the financial statements.

15

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 2.46%
Allergan, Inc.	2,900	$254,446
Astellas Pharma, Inc.	3,000	121,896
AVANIR Pharmaceuticals, Class A (I)	1,600	3,280
Bayer AG	2,799	178,948
Bristol-Myers Squibb Company	8,790	309,760
Cardiome Pharma Corp. (I)	200	526
Chugai Pharmaceutical Company, Ltd.	1,900	31,301
Elan Corp. PLC, ADR (I)	1,600	21,984
Forest Laboratories, Inc. (I)	340	10,288
GlaxoSmithKline PLC, ADR (L)	10,620	484,591
Hospira, Inc. (I)	300	9,111
Johnson & Johnson	6,930	454,469
Merck & Company, Inc.	9,900	373,230
Pfizer, Inc.	18,511	400,578
Roche Holdings AG	676	114,323
Sanofi	6,196	453,368
Shire PLC, ADR	100	10,390
The Medicines Company (I)	600	11,184
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (I)	423	19,750
XenoPort, Inc. (I)	900	3,429
		3,266,852
		8,126,688
Industrials - 9.79%
Aerospace & Defense - 1.88%
American Science & Engineering, Inc.	100	6,811
Exelis, Inc.	3,500	31,675
Goodrich Corp.	190	23,503
HEICO Corp., Class A	450	17,708
Hexcel Corp. (I)(L)	700	16,947
Honeywell International, Inc.	10,200	554,370
Kratos Defense & Security Solutions, Inc. (I)	500	2,985
Lockheed Martin Corp.	2,230	180,407
Precision Castparts Corp. (L)	3,100	510,849
Raytheon Company (L)	750	36,285
Rockwell Collins, Inc. (L)	310	17,165
Rolls-Royce Holdings PLC	12,912	149,140
Taser International, Inc. (I)	1,600	8,192
Textron, Inc.	4,800	88,752
The Boeing Company	7,520	551,592
United Technologies Corp.	4,100	299,669
		2,496,050
Air Freight & Logistics - 0.73%
C.H. Robinson Worldwide, Inc.	100	6,978
Expeditors International of Washington, Inc.	2,800	114,688
FedEx Corp.	5,700	476,007
HUB Group, Inc., Class A (I)	700	22,701
United Parcel Service, Inc., Class B	4,480	327,891
UTi Worldwide, Inc.	1,700	22,593
		970,858
Airlines - 0.08%
Alaska Air Group, Inc. (I)	100	7,509
Allegiant Travel Company (I)	340	18,136
Delta Air Lines, Inc. (I)	1,600	12,944
SkyWest, Inc.	1,100	13,849
Southwest Airlines Company	6,400	54,784
		107,222
Building Products - 0.22%
AO Smith Corp.	295	11,835
Fortune Brands Home & Security, Inc. (I)	5,510	93,835
Insteel Industries, Inc.	200	2,198
Masco Corp.	10,900	114,232
Quanex Building Products Corp.	800	12,016
Universal Forest Products, Inc.	500	15,435
USG Corp. (I)(L)	4,550	46,228
		295,779
Commercial Services & Supplies - 0.24%
Avery Dennison Corp.	4,000	114,720
Cintas Corp.	900	31,329
Clean Harbors, Inc. (I)	620	39,513
G&K Services, Inc., Class A	200	5,822
InnerWorkings, Inc. (I)(L)	1,000	9,310
Interface, Inc., Class A	900	10,386
McGrath Rentcorp	800	23,192
Mine Safety Appliances Company	500	16,560
Mobile Mini, Inc. (I)	700	12,215
US Ecology, Inc.	400	7,512
Waste Connections, Inc.	1,420	47,059
		317,618
Construction & Engineering - 0.17%
Aegion Corp. (I)	1,200	18,408
Bouygues SA	2,940	92,244
Carillion PLC	16,437	76,465
Pike Electric Corp. (I)	700	5,033
Quanta Services, Inc. (I)	1,700	36,618
Sterling Construction Company, Inc. (I)	200	2,154
		230,922
Electrical Equipment - 1.01%
ABB, Ltd.	5,864	110,320
Acuity Brands, Inc.	700	37,100
AMETEK, Inc. (L)	1,490	62,729
Belden, Inc.	400	13,312
Cooper Industries PLC (L)	5,130	277,790
Emerson Electric Company	7,000	326,130
Franklin Electric Company, Inc.	200	8,712
Legrand SA, ADR	2,836	90,853
Mitsubishi Electric Corp.	18,000	172,103
Roper Industries, Inc.	2,270	197,195
The Babcock & Wilcox Company (I)	2,100	50,694
		1,346,938
Industrial Conglomerates - 2.29%
3M Company	6,000	490,380
Cookson Group PLC	10,357	81,321
Danaher Corp.	20,900	983,136
DCC PLC	3,710	87,587
DCC PLC (Irish Stock Exchange)	313	7,415
General Electric Company	48,100	861,471
Hutchison Whampoa, Ltd.	14,000	117,134
Koninklijke Philips Electronics NV	5,796	121,458
SembCorp Industries, Ltd.	51,000	158,696
Siemens AG	1,484	141,931
		3,050,529
Machinery - 1.14%
Astec Industries, Inc. (I)	300	9,663
Cargotec Corp. OYJ	1,415	41,800
Cascade Corp.	100	4,717
Caterpillar, Inc.	1,150	104,190
Charter International PLC	700	10,269
CIRCOR International, Inc.	300	10,593
Colfax Corp. (I)(L)	700	19,936
Crane Company	300	14,013
Cummins, Inc.	460	40,489

The accompanying notes are an integral part of the financial statements.

16

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Deere & Company	500	$38,675
Energy Recovery, Inc. (I)	2,100	5,418
EnPro Industries, Inc. (I)(L)	375	12,368
Gardner Denver, Inc.	520	40,071
IDEX Corp.	700	25,977
Illinois Tool Works, Inc.	7,560	353,128
Ingersoll-Rand PLC	5,300	161,491
ITT Corp.	2,150	41,560
Joy Global, Inc.	1,850	138,695
Lydall, Inc. (I)	600	5,694
Makita Corp.	1,100	35,539
Middleby Corp. (I)	290	27,272
Nordson Corp.	320	13,178
Pall Corp.	800	45,720
RBC Bearings, Inc. (I)	300	12,510
Robbins & Myers, Inc.	100	4,855
Stanley Black & Decker, Inc.	1,100	74,360
Sun Hydraulics, Inc.	400	9,372
The Toro Company	300	18,198
Toshiba Machine Company, Ltd.	5,000	25,158
Valmont Industries, Inc.	130	11,803
WABCO Holdings, Inc. (I)	1,100	47,740
Woodward, Inc.	400	16,372
Xylem, Inc. (L)	3,800	97,622
		1,518,446
Marine - 0.10%
A P Moller Maersk A/S, Series A	15	98,703
International Shipholding Corp.	100	1,869
Kirby Corp. (I)(L)	300	19,752
Nippon Yusen Kabushiki Kaisha	6,000	15,336
		135,660
Professional Services - 0.23%
CoStar Group, Inc. (I)	300	20,019
Equifax, Inc.	250	9,685
FTI Consulting, Inc. (I)(L)	500	21,210
IHS, Inc., Class A (I)	570	49,111
Kforce, Inc. (I)	800	9,864
Korn/Ferry International (I)	1,500	25,590
Manpower, Inc.	2,070	74,003
Navigant Consulting Company (I)	1,000	11,410
Robert Half International, Inc.	1,000	28,460
The Advisory Board Company (I)	300	22,263
Verisk Analytics, Inc., Class A (I)	800	32,104
		303,719
Road & Rail - 0.71%
Canadian Pacific Railway Ltd. (L)	1,100	74,437
Central Japan Railway Company, Ltd.	16	135,039
Genesee & Wyoming, Inc., Class A (I)	700	42,406
Hertz Global Holdings, Inc. (I)	3,300	38,676
Kansas City Southern (I)	1,300	88,413
Landstar System, Inc.	820	39,294
Patriot Transportation Holding, Inc. (I)	300	6,510
RailAmerica, Inc. (I)	900	13,401
Union Pacific Corp.	4,700	497,918
Universal Truckload Services, Inc.	200	3,630
Vitran Corp., Inc. (I)	500	2,880
		942,604
Trading Companies & Distributors - 0.99%
Aceto Corp.	700	4,830
Air Lease Corp. (I)	1,700	40,307
Beacon Roofing Supply, Inc. (I)	600	12,138
Fastenal Company (L)	12,060	525,937
Interline Brands, Inc. (I)	800	12,456
Kaman Corp., Class A	200	5,464
Mitsubishi Corp.	10,800	217,782
Mitsui & Company, Ltd.	11,700	181,621
MSC Industrial Direct Company, Inc., Class A	670	47,939
United Rentals, Inc. (I)(L)	600	17,730
W.W. Grainger, Inc. (L)	1,300	243,347
		1,309,551
		13,025,896
Information Technology - 10.94%
Communications Equipment - 1.23%
ADTRAN, Inc.	300	9,048
Alcatel-Lucent (I)(L)	24,301	37,884
Aruba Networks, Inc. (I)	500	9,260
Cisco Systems, Inc.	14,700	265,776
Finisar Corp. (I)(L)	600	10,047
Harris Corp. (L)	7,800	281,112
Ixia (I)	1,300	13,663
JDS Uniphase Corp. (I)	2,500	26,100
Juniper Networks, Inc. (I)	8,900	181,649
Motorola Mobility Holdings, Inc. (I)	1,530	59,364
QUALCOMM, Inc.	13,100	716,570
ShoreTel, Inc. (I)	400	2,552
Tellabs, Inc.	5,100	20,604
		1,633,629
Computers & Peripherals - 2.43%
3D Systems Corp. (I)(L)	1,500	21,600
Apple, Inc. (I)	6,500	2,632,500
EMC Corp. (I)	12,900	277,866
Hewlett-Packard Company	10,700	275,632
Intevac, Inc. (I)	600	4,440
Synaptics, Inc. (I)	500	15,075
Xyratex, Ltd.	700	9,324
		3,236,437
Electronic Equipment, Instruments & Components - 0.50%
AVX Corp.	1,250	15,950
Badger Meter, Inc.	200	5,886
Cognex Corp. (L)	300	10,737
Corning, Inc.	11,900	154,462
Dolby Laboratories, Inc., Class A (I)	600	18,306
Electro Rent Corp.	400	6,860
Electro Scientific Industries, Inc.	400	5,792
Elster Group SE, ADR (I)(L)	500	6,500
FLIR Systems, Inc.	1,100	27,577
GTSI Corp. (I)	1,000	4,200
Hamamatsu Photonics KK	2,900	101,354
Hosiden Corp.	3,000	20,013
Littelfuse, Inc.	200	8,596
Molex, Inc., Class A	1,500	29,670
MTS Systems Corp.	100	4,075
National Instruments Corp.	200	5,190
Nippon Electric Glass Company, Ltd.	10,000	99,350
Orbotech, Ltd. (I)	300	2,994
RealD, Inc. (I)(L)	500	3,970
SYNNEX Corp. (I)	200	6,092
TE Connectivity, Ltd.	1,200	36,972
Trimble Navigation, Ltd. (I)	1,100	47,740
Venture Corp., Ltd.	7,000	33,481
Zygo Corp. (I)	400	7,060
		662,827

The accompanying notes are an integral part of the financial statements.

17

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services - 2.67%
Active Network, Inc. (I)	700	$9,520
Angie’s List, Inc. (I)	100	1,610
Baidu, Inc., ADR (I)	5,800	675,526
Bankrate, Inc. (I)	400	8,600
Cornerstone Ondemand, Inc. (I)	600	10,944
eBay, Inc. (I)	10,500	318,465
Facebook, Inc., Class A (I)(R)	1,018	31,708
Facebook, Inc., Class B (I)(R)	4,294	133,746
Google, Inc., Class A (I)	2,750	1,776,225
Kakaku.com, Inc.	2,000	73,254
LinkedIn Corp., Class A (I)(L)	500	31,505
MercadoLibre, Inc.	80	6,363
OpenTable, Inc. (I)(L)	300	11,739
Rackspace Hosting, Inc. (I)	1,100	47,311
RealNetworks, Inc.	825	6,188
SPS Commerce, Inc. (I)	400	10,380
Tencent Holdings, Ltd.	15,600	313,953
Yahoo!, Inc. (I)	4,100	66,133
Youku.com, Inc., ADR (I)(L)	1,300	20,371
		3,553,541
IT Services - 1.61%
Accenture PLC, Class A	3,600	191,628
Amdocs, Ltd. (I)	1,200	34,236
Automatic Data Processing, Inc.	130	7,021
Computer Sciences Corp.	9,070	214,959
CoreLogic, Inc. (I)	1,900	24,567
Fiserv, Inc. (I)	1,070	62,852
Gartner, Inc. (I)	2,100	73,017
Genpact, Ltd. (I)	600	8,970
Global Payments, Inc.	1,200	56,856
International Business Machines Corp.	300	55,164
Isoftstone Holdings, Ltd., ADR (I)(L)	600	5,250
Lender Processing Services, Inc.	900	13,563
Logica PLC	16,370	15,649
MasterCard, Inc., Class A	2,250	838,845
NS Solutions Corp.	1,200	23,890
Paychex, Inc.	700	21,077
SAIC, Inc. (I)(L)	800	9,832
Sapient Corp.	1,900	23,940
StarTek, Inc. (I)	800	1,536
The Western Union Company	2,000	36,520
TNS, Inc. (I)	300	5,316
Visa, Inc., Class A	4,100	416,273
		2,140,961
Office Electronics - 0.11%
Canon, Inc.	3,400	150,446
Semiconductors & Semiconductor Equipment - 1.42%
Actions Semiconductor Co Ltd ADR (I)	2,400	4,392
Advanced Energy Industries, Inc. (I)	800	8,584
Altera Corp. (L)	2,780	103,138
Analog Devices, Inc.	6,160	220,405
Applied Materials, Inc.	16,850	180,464
ASML Holding NV	4,001	167,678
ASML Holding NV (L)	400	16,716
Atmel Corp. (I)	2,300	18,630
Broadcom Corp., Class A (I)	10,910	320,318
Brooks Automation, Inc.	700	7,189
Cavium Inc. (I)	500	14,215
Cohu, Inc.	400	4,540
Cree, Inc. (I)	540	11,902
Cymer, Inc. (I)	100	4,976
Entegris, Inc. (I)	1,200	10,470
First Solar, Inc. (I)(L)	700	23,632
GT Advanced Technologies Inc. (I)	800	5,792
Intersil Corp., Class A	2,500	26,100
Marvell Technology Group, Ltd. (I)	1,200	16,620
Microchip Technology, Inc. (L)	700	25,641
Microsemi Corp. (I)	300	5,025
NVIDIA Corp. (I)	1,500	20,790
PMC-Sierra, Inc. (I)	1,700	9,367
Samsung Electronics Company, Ltd.	164	150,638
Silicon Laboratories, Inc. (I)	970	42,117
Standard Microsystems Corp. (I)	500	12,885
Sumco Corp. (I)	5,100	37,601
Supertex, Inc. (I)	200	3,776
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR	6,800	87,788
Texas Instruments, Inc. (L)	3,600	104,796
Veeco Instruments, Inc. (I)(L)	300	6,240
Xilinx, Inc. (L)	6,700	214,802
		1,887,227
Software - 0.97%
Ariba, Inc. (I)	1,300	36,504
Autodesk, Inc. (I)	3,800	115,254
Bottomline Technologies, Inc. (I)	500	11,585
Cadence Design Systems, Inc. (I)	2,100	21,840
Callidus Software, Inc. (I)	900	5,778
Concur Technologies, Inc. (I)	1,100	55,869
Electronic Arts, Inc. (I)	1,200	24,720
EPIQ Systems, Inc.	1,000	12,020
FactSet Research Systems, Inc.	610	53,241
Fortinet, Inc. (I)	900	19,629
GameLoft SA (I)	1,071	6,705
Informatica Corp. (I)	300	11,079
Intuit, Inc. (L)	1,500	78,885
MICROS Systems, Inc. (I)(L)	600	27,948
Microsoft Corp.	16,310	423,408
Nintendo Company, Ltd.	200	27,571
Nuance Communications, Inc. (I)	2,380	59,881
Progress Software Corp. (I)	750	14,513
QLIK Technologies, Inc. (I)	500	12,100
Red Hat, Inc. (I)	700	28,903
Rovi Corp. (I)	800	19,664
Salesforce.com, Inc. (I)(L)	400	40,584
Software AG	2,469	91,245
Solera Holdings, Inc.	100	4,454
Sourcefire, Inc. (I)	700	22,666
SS&C Technologies Holdings, Inc. (I)	200	3,612
Taleo Corp. (I)	600	23,214
TIBCO Software, Inc. (I)	1,100	26,301
Websense, Inc. (I)	700	13,111
		1,292,284
		14,557,352
Materials - 3.60%
Chemicals - 1.97%
Air Products & Chemicals, Inc.	1,500	127,785
Air Water, Inc.	4,000	50,886
American Vanguard Corp.	600	8,004
Asahi Kasei Corp.	24,000	144,525
BASF SE	2,080	145,062
E.I. du Pont de Nemours & Company (L)	3,740	171,217
Ecolab, Inc.	1,253	72,436
Hawkins, Inc.	400	14,744
Hitachi Chemical, Ltd.	3,000	52,771
Innospec, Inc. (I)	600	16,842
International Flavors & Fragrances, Inc.	3,450	180,849

The accompanying notes are an integral part of the financial statements.

18

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Koppers Holdings, Inc.	200	$6,872
Minerals Technologies, Inc.	100	5,653
Monsanto Company	8,440	591,391
Penford Corp. (I)	500	2,545
Potash Corp. of Saskatchewan, Inc.	400	16,512
Praxair, Inc. (L)	6,800	726,920
Rockwood Holdings, Inc. (I)	1,000	39,370
Senomyx, Inc. (I)	1,200	4,176
Showa Denko KK	13,000	26,314
The Sherwin-Williams Company	300	26,781
Tosoh Corp.	8,000	21,373
Umicore SA	2,469	101,655
Wacker Chemie AG (L)	809	65,069
		2,619,752
Construction Materials - 0.22%
Vulcan Materials Company (L)	7,400	291,190
Containers & Packaging - 0.01%
Myers Industries, Inc.	500	6,170
Packaging Corp. of America	500	12,620
		18,790
Metals & Mining - 0.97%
Agnico Eagle Mines, Ltd.	740	26,877
AngloGold Ashanti, Ltd., ADR	500	21,225
Antofagasta PLC	3,290	61,598
BHP Billiton, Ltd.	6,674	235,583
Carpenter Technology Corp.	700	36,036
Compass Minerals International, Inc.	100	6,885
Franco-Nevada Corp.	1,700	64,713
Freeport-McMoRan Copper & Gold, Inc.	100	3,679
Harry Winston Diamond Corp. (I)	1,100	11,726
Hudbay Minerals, Inc.	900	8,883
Kobe Steel, Ltd.	19,000	29,329
Nucor Corp.	8,240	326,057
Osisko Mining Corp. (I)	1,300	12,557
Rio Tinto PLC	2,220	107,436
Rio Tinto, Ltd.	3,523	218,052
Royal Gold, Inc.	230	15,509
Sandstorm Gold Ltd. (I)	5,800	6,832
SSAB AB, Series A	9,296	81,372
Stillwater Mining Company (I)	650	6,799
Synalloy Corp.	600	6,162
		1,287,310
Paper & Forest Products - 0.43%
Clearwater Paper Corp. (I)	380	13,532
Deltic Timber Corp. (L)	150	9,059
International Paper Company	12,900	381,840
MeadWestvaco Corp.	5,900	176,705
		581,136
		4,798,178
Telecommunication Services - 2.49%
Diversified Telecommunication Services - 1.28%
AT&T, Inc.	19,420	587,261
CenturyLink, Inc.	5,184	192,845
Hellenic Telecommunications
Organization SA, ADR (L)	1,900	3,287
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	74,000	28,512
Premiere Global Services, Inc. (I)(L)	500	4,235
Telecom Italia SpA, RSP	155,076	138,381
Telefonica SA	18,294	315,714
Telstra Corp., Ltd.	38,511	131,084
Verizon Communications, Inc.	7,400	296,888
		1,698,207
Wireless Telecommunication Services - 1.21%
America Movil SAB de CV, Series L, ADR	6,840	154,584
American Tower Corp., Class A	10,990	659,510
KDDI Corp.	16	102,999
Softbank Corp.	3,300	97,091
Telephone & Data Systems, Inc. (L)	600	15,534
Telephone & Data Systems, Inc. -
Special Shares	1,100	26,191
Vodafone Group PLC	45,709	126,905
Vodafone Group PLC, ADR	15,450	433,064
		1,615,878
		3,314,085
Utilities - 2.49%
Electric Utilities - 1.70%
American Electric Power Company, Inc.	200	8,262
Cleco Corp.	400	15,240
Duke Energy Corp. (L)	9,700	213,400
E.ON AG	6,617	142,240
El Paso Electric Company	800	27,712
Entergy Corp.	5,450	398,123
Exelon Corp. (L)	8,600	372,982
FirstEnergy Corp. (L)	4,713	208,786
Pepco Holdings, Inc.	300	6,090
Pinnacle West Capital Corp.	3,730	179,711
PPL Corp.	5,770	169,753
Progress Energy, Inc.	4,910	275,058
Scottish & Southern Energy PLC	11,502	230,422
Unisource Energy Corp.	300	11,076
		2,258,855
Gas Utilities - 0.01%
Southwest Gas Corp.	440	18,696
Independent Power Producers & Energy Traders - 0.10%
Calpine Corp. (I)	4,900	80,017
GenOn Energy, Inc. (I)	11,446	29,874
NRG Energy, Inc. (I)	1,000	18,120
		128,011
Multi-Utilities - 0.68%
Black Hills Corp.	300	10,074
GDF Suez	5,585	151,896
NiSource, Inc. (L)	16,800	400,008
NorthWestern Corp. (L)	700	25,053
TECO Energy, Inc. (L)	3,420	65,459
Vectren Corp.	400	12,092
Xcel Energy, Inc.	8,730	241,297
		905,879
		3,311,441
TOTAL COMMON STOCKS (Cost $85,728,574)		$89,742,858

PREFERRED SECURITIES - 0.24%
Consumer Discretionary - 0.24%
Automobiles - 0.24%
General Motors Company, Series B, 4.750%	4,300	147,275
Volkswagen AG	1,135	169,727
		317,002
TOTAL PREFERRED SECURITIES (Cost $352,061)		$317,002

The accompanying notes are an integral part of the financial statements.

19

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 21.60%
U.S. Government - 9.90%
U.S. Treasury Bonds
3.500%, 02/15/2039	$305,000	$342,410
4.250%, 05/15/2039	355,000	450,795
4.375%, 05/15/2041	75,000	97,500
4.500%, 02/15/2036 to 08/15/2039	793,000	1,045,242
4.750%, 02/15/2041	125,000	171,934
5.250%, 02/15/2029	260,000	359,003
5.375%, 02/15/2031	100,000	142,469
6.000%, 02/15/2026	135,000	194,484
6.500%, 11/15/2026	35,000	53,074
U.S. Treasury Notes
0.995%, 09/30/2016	1,985,000	2,006,091
1.500%, 12/31/2013	550,000	563,750
1.875%, 04/30/2014	1,080,000	1,119,487
2.125%, 11/30/2014 to 08/15/2021	2,710,000	2,823,694
2.500%, 03/31/2015	1,170,000	1,247,786
2.625%, 12/31/2014	615,000	655,984
2.750%, 11/30/2016	700,000	764,476
3.125%, 05/15/2019 to 05/15/2021	730,000	816,808
4.250%, 08/15/2015	235,000	266,358
4.750%, 05/15/2014	50,000	55,234
		13,176,579
U.S. Government Agency - 11.70%
Federal Home Loan Bank 1.625%, 03/20/2013	425,000	431,789
Federal Home Loan Mortgage Corp.
1.625%, 04/15/2013	100,000	101,688
4.000%, 06/01/2026 to 02/01/2041	228,686	239,878
4.500%, 12/01/2039 to 12/01/2040	1,141,287	1,209,522
4.750%, 11/17/2015	580,000	664,392
5.000%, 04/01/2040 to 08/01/2040	439,803	473,743
5.500%, 12/01/2039 to 01/01/2040	66,130	71,615
Federal National Mortgage Association
1.500%, 06/26/2013	100,000	101,774
1.750%, 02/22/2013 to 05/07/2013	215,000	218,815
3.000%, 09/16/2014	600,000	639,670
3.500%, 11/01/2025 to 12/01/2041	654,817	681,458
4.000%, 07/01/2025 to 07/01/2041	1,907,112	2,008,435
4.125%, 04/15/2014	100,000	108,229
4.500%, 05/01/2024 to 07/01/2041	2,135,841	2,273,669
5.000%, 02/01/2021 to 07/01/2041	2,317,888	2,502,900
5.500%, 07/01/2022 to 05/01/2040	1,542,728	1,679,291
6.000%, 04/01/2035 to 10/01/2038	1,535,601	1,691,702
6.500%, 10/01/2036	243,190	271,281
Government National Mortgage Association
4.500%, 11/20/2040	142,222	155,341
5.000%, 05/15/2039 to 09/15/2039	34,276	38,123
		15,563,315
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $27,723,152)		$28,739,894

FOREIGN GOVERNMENT
OBLIGATIONS - 0.50%
Brazil - 0.09%
Federative Republic of Brazil
5.875%, 01/15/2019	100,000	118,250
Canada - 0.31%
Canada Housing Trust
1.375%, 01/27/2014	50,000	50,529
Export Development Canada
3.500%, 05/16/2013	10,000	10,406
Province of British Columbia Canada
2.100%, 05/18/2016	70,000	72,849
Province of British Columbia
2.850%, 06/15/2015	25,000	26,491
Province of Manitoba
2.125%, 04/22/2013	25,000	25,502
Province of New Brunswick
2.750%, 06/15/2018	100,000	104,533
Province of Ontario
2.300%, 05/10/2016	50,000	51,501
2.625%, 01/20/2012	20,000	20,017
Province of Quebec
3.500%, 07/29/2020	50,000	53,524
		415,352
Italy - 0.02%
Republic of Italy
3.125%, 01/26/2015	25,000	22,848
Mexico - 0.04%
Government of Mexico
5.950%, 03/19/2019	50,000	59,425
Sweden - 0.04%
Svensk Exportkredit AB
1.750%, 10/20/2015	50,000	49,108
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $639,770)		$664,983

CORPORATE BONDS - 7.29%
Consumer Discretionary - 0.60%
AutoZone, Inc.
4.000%, 11/15/2020	25,000	25,603
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	15,000	19,408
Comcast Corp.
5.700%, 05/15/2018	65,000	74,779
DIRECTV Holdings LLC
6.350%, 03/15/2040	75,000	85,167
Discovery Communications LLC
5.625%, 08/15/2019	25,000	28,437
Grupo Televisa SAB
6.625%, 01/15/2040	25,000	28,191
Harley-Davidson Financial Services, Inc.
3.875%, 03/15/2016 (S)	35,000	36,264
Johnson Controls, Inc.
1.750%, 03/01/2014	50,000	50,438
McDonald’s Corp.
4.875%, 07/15/2040	25,000	29,768
NBC Universal Media LLC
3.650%, 04/30/2015	25,000	26,391
News America, Inc.
4.500%, 02/15/2021	25,000	26,203
6.150%, 03/01/2037	35,000	38,193
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	50,000	53,183
Omnicom Group, Inc.
4.450%, 08/15/2020	45,000	46,369
6.250%, 07/15/2019	15,000	17,094
Target Corp.
5.875%, 03/01/2012	10,000	10,084
TCM Sub LLC
3.550%, 01/15/2015 (S)	25,000	25,922
Thomson Reuters Corp.
6.500%, 07/15/2018	25,000	29,944

The accompanying notes are an integral part of the financial statements.

20

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Time Warner Cable, Inc.
8.250%, 04/01/2019	$55,000	$69,061
Time Warner, Inc.
4.700%, 01/15/2021	25,000	26,908
6.100%, 07/15/2040	25,000	29,253
Yum! Brands Inc
5.300%, 09/15/2019	25,000	27,962
		804,622
Consumer Staples - 0.37%
Altria Group, Inc.
8.500%, 11/10/2013	25,000	28,228
9.250%, 08/06/2019	10,000	13,424
Anheuser-Busch InBev Worldwide, Inc.
2.875%, 02/15/2016	25,000	26,384
6.875%, 11/15/2019	35,000	43,939
Bunge Ltd. Finance Corp.
8.500%, 06/15/2019	10,000	12,169
Church & Dwight Company, Inc.
3.350%, 12/15/2015	5,000	5,210
General Mills, Inc.
1.550%, 05/16/2014	45,000	45,307
Kraft Foods, Inc.
5.375%, 02/10/2020	50,000	57,673
Philip Morris International, Inc.
2.500%, 05/16/2016	50,000	51,712
4.500%, 03/26/2020	25,000	28,402
Safeway, Inc.
5.000%, 08/15/2019	15,000	15,998
The Coca-Cola Company
1.500%, 11/15/2015	45,000	45,622
The Kroger Company
5.000%, 04/15/2013	25,000	26,156
Wal-Mart Stores, Inc.
3.250%, 10/25/2020	50,000	53,445
5.250%, 09/01/2035	20,000	23,879
Wesfarmers, Ltd.
2.983%, 05/18/2016 (S)	15,000	15,122
		492,670
Energy - 0.83%
Apache Corp.
3.625%, 02/01/2021	25,000	26,896
Boardwalk Pipelines LP
5.750%, 09/15/2019	25,000	27,632
BP Capital Markets PLC
2.248%, 11/01/2016	50,000	50,330
Buckeye Partners LP
4.875%, 02/01/2021	25,000	26,304
5.500%, 08/15/2019	25,000	27,391
Canadian Natural Resources, Ltd.
1.450%, 11/14/2014	15,000	15,089
6.250%, 03/15/2038	25,000	31,568
ConocoPhillips Company
5.900%, 10/15/2032	45,000	55,340
Devon Financing Corp. ULC
7.875%, 09/30/2031	25,000	35,310
Diamond Offshore Drilling, Inc.
5.700%, 10/15/2039	25,000	27,824
Enbridge Energy Partners LP
5.200%, 03/15/2020	25,000	27,764
Ensco PLC
3.250%, 03/15/2016	50,000	51,017
Enterprise Products Operating LLC
3.200%, 02/01/2016	50,000	51,774
Hess Corp.
8.125%, 02/15/2019	15,000	19,250
Magellan Midstream Partners LP
6.550%, 07/15/2019	15,000	17,736
Motiva Enterprises LLC
6.850%, 01/15/2040 (S)	10,000	12,905
Nabors Industries, Inc.
9.250%, 01/15/2019	25,000	31,439
Noble Energy, Inc.
6.000%, 03/01/2041	50,000	57,737
Noble Holding International, Ltd.
3.050%, 03/01/2016	25,000	25,706
3.450%, 08/01/2015	5,000	5,203
NuStar Logistics LP
4.800%, 09/01/2020	25,000	26,026
Occidental Petroleum Corp.
4.125%, 06/01/2016	35,000	39,090
Petrobras International Finance Company
5.875%, 03/01/2018	50,000	54,704
Petroleos Mexicanos
4.875%, 03/15/2015	25,000	26,594
Plains All American Pipeline LP
5.750%, 01/15/2020	25,000	27,892
Schlumberger SA
2.650%, 01/15/2016 (S)	50,000	51,976
Shell International Finance BV
4.300%, 09/22/2019	25,000	28,999
Spectra Energy Capital LLC
5.650%, 03/01/2020	20,000	22,191
Talisman Energy, Inc.
3.750%, 02/01/2021	25,000	24,569
Transocean, Inc.
4.950%, 11/15/2015	25,000	25,533
Valero Energy Corp.
6.125%, 06/15/2017	50,000	55,845
9.375%, 03/15/2019	15,000	19,230
Weatherford International, Ltd.
9.625%, 03/01/2019	25,000	32,323
Williams Partners LP
4.125%, 11/15/2020	15,000	15,388
5.250%, 03/15/2020	25,000	27,665
		1,102,240
Financials - 3.04%
ACE INA Holdings, Inc.
5.900%, 06/15/2019	15,000	17,919
Aflac, Inc.
3.450%, 08/15/2015	40,000	41,286
8.500%, 05/15/2019	10,000	12,252
American Express Company
8.125%, 05/20/2019	60,000	77,550
American International Group
4.250%, 09/15/2014	50,000	48,563
Ameriprise Financial, Inc.
7.300%, 06/28/2019	15,000	17,983
Asian Development Bank
2.625%, 02/09/2015	50,000	52,728
Bank of America Corp.
3.750%, 07/12/2016	35,000	32,414
6.500%, 08/01/2016	90,000	90,654
7.375%, 05/15/2014	35,000	36,294
Bank of New York Mellon Corp.
1.500%, 01/31/2014	50,000	50,351
5.450%, 05/15/2019	10,000	11,396

The accompanying notes are an integral part of the financial statements.

21

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Bank of Nova Scotia
2.375%, 12/17/2013	$50,000	$51,343
BB&T Corp.
3.950%, 04/29/2016	25,000	26,864
5.700%, 04/30/2014	10,000	10,941
Blackrock, Inc.
5.000%, 12/10/2019	25,000	27,274
Boston Properties LP
4.125%, 05/15/2021	25,000	25,148
Capital One Bank
6.500%, 06/13/2013	25,000	26,373
Capital One Financial Corp.
7.375%, 05/23/2014	35,000	38,459
Citigroup, Inc.
5.500%, 10/15/2014	100,000	102,818
8.500%, 05/22/2019	50,000	58,838
CME Group Index Services LLC
4.400%, 03/15/2018 (S)	25,000	26,562
CNA Financial Corp.
5.875%, 08/15/2020	25,000	25,673
Commonwealth Bank of Australia
2.125%, 03/17/2014 (S)	25,000	24,929
5.000%, 10/15/2019 (S)	25,000	26,505
Credit Suisse New York
5.400%, 01/14/2020	50,000	47,143
5.500%, 05/01/2014	25,000	25,988
Credit Suisse USA, Inc.
5.125%, 01/15/2014	25,000	26,060
Deutsche Bank AG
3.875%, 08/18/2014	25,000	25,435
European Investment Bank
1.375%, 10/20/2015	100,000	99,492
3.125%, 06/04/2014	25,000	26,074
Fifth Third Bancorp
3.625%, 01/25/2016	50,000	50,739
General Electric Capital Corp.
2.100%, 01/07/2014	25,000	25,377
5.300%, 02/11/2021	20,000	21,371
5.500%, 01/08/2020	100,000	109,993
5.625%, 05/01/2018	90,000	100,773
HSBC Bank USA NA
4.625%, 04/01/2014	100,000	102,190
Inter-American Development Bank
3.875%, 09/17/2019	25,000	28,694
International Bank for Reconstruction
& Development
0.500%, 11/26/2013	30,000	29,969
1.000%, 09/15/2016	50,000	50,208
International Finance Corp.
2.250%, 04/11/2016	75,000	79,114
JPMorgan Chase & Company
3.700%, 01/20/2015	70,000	72,587
4.625%, 05/10/2021	50,000	51,713
4.750%, 05/01/2013	40,000	41,821
6.300%, 04/23/2019	65,000	73,600
KeyCorp
3.750%, 08/13/2015	25,000	25,929
Kreditanstalt fuer Wiederaufbau
1.250%, 10/26/2015	100,000	100,420
2.000%, 06/01/2016	50,000	51,532
4.000%, 10/15/2013 to 01/27/2020	40,000	44,059
4.875%, 06/17/2019	10,000	11,885
Landwirtschaftliche Rentenbank
2.125%, 07/15/2016	50,000	51,298
4.875%, 11/16/2015	20,000	22,701
Lincoln National Corp.
4.300%, 06/15/2015	25,000	25,895
8.750%, 07/01/2019	20,000	24,320
Lloyds TSB Bank PLC
4.875%, 01/21/2016	25,000	24,369
Mack-Cali Realty LP
7.750%, 08/15/2019	15,000	17,869
Merrill Lynch & Company, Inc.
6.500%, 07/15/2018	80,000	77,612
MetLife, Inc.
6.750%, 06/01/2016	35,000	40,329
Morgan Stanley
4.750%, 04/01/2014	150,000	147,779
National Rural Utilities
Cooperative Finance Corp.
3.050%, 03/01/2016	25,000	26,264
3.875%, 09/16/2015	20,000	21,641
New York Life Global Funding
2.450%, 07/14/2016 (S)	50,000	51,247
Northern Trust Corp.
3.450%, 11/04/2020	40,000	41,173
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	25,000	26,599
PacifiCorp
3.850%, 06/15/2021	50,000	54,210
PNC Funding Corp.
3.625%, 02/08/2015	50,000	52,529
6.700%, 06/10/2019	10,000	12,197
Principal Financial Group, Inc.
8.875%, 05/15/2019	10,000	12,447
ProLogis LP
6.625%, 12/01/2019	25,000	27,203
Prudential Financial, Inc.
3.000%, 05/12/2016	50,000	49,831
Raymond James Financial, Inc.
4.250%, 04/15/2016	10,000	10,218
RCI Banque SA
4.600%, 04/12/2016 (S)	25,000	23,802
Regions Financial Corp.
5.750%, 06/15/2015	10,000	9,550
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	30,000	31,074
Rio Tinto Finance USA LTD
2.250%, 09/20/2016	50,000	50,936
Royal Bank of Canada
2.875%, 04/19/2016	75,000	77,769
SunTrust Banks, Inc.
3.600%, 04/15/2016	25,000	25,463
The Allstate Corp.
7.450%, 05/16/2019	25,000	30,387
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	50,000	48,320
6.000%, 05/01/2014	85,000	88,241
6.150%, 04/01/2018	35,000	36,114
6.750%, 10/01/2037	25,000	23,228
7.500%, 02/15/2019	10,000	11,041
The Royal Bank of Scotland PLC
3.250%, 01/11/2014	50,000	47,916
4.375%, 03/16/2016	25,000	23,854
The Toronto-Dominion Bank
2.500%, 07/14/2016	40,000	40,804
The Travelers Companies, Inc.
3.900%, 11/01/2020	10,000	10,647
5.900%, 06/02/2019	10,000	11,893

The accompanying notes are an integral part of the financial statements.

22

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Toyota Motor Credit Corp.
2.800%, 01/11/2016	$50,000	$51,669
U.S. Bancorp
3.442%, 02/01/2016	25,000	25,825
Unum Group
5.625%, 09/15/2020	10,000	10,293
US Bancorp
2.000%, 06/14/2013	25,000	25,411
4.200%, 05/15/2014	10,000	10,707
Ventas Realty LP
3.125%, 11/30/2015	25,000	24,452
Wachovia Corp.
5.750%, 02/01/2018	55,000	62,465
WEA Finance LLC
4.625%, 05/10/2021 (S)	30,000	29,434
7.500%, 06/02/2014 (S)	10,000	10,964
Wells Fargo & Company
3.625%, 04/15/2015	75,000	78,526
Westpac Banking Corp.
4.200%, 02/27/2015	25,000	26,060
		4,047,859
Health Care - 0.45%
AmerisourceBergen Corp.
4.875%, 11/15/2019	50,000	56,046
Amgen, Inc.
5.750%, 03/15/2040	75,000	81,566
Aristotle Holding, Inc.
2.750%, 11/21/2014 (S)	50,000	50,613
Baxter International Inc
4.500%, 08/15/2019	25,000	28,302
Express Scripts, Inc.
3.125%, 05/15/2016	15,000	15,086
6.250%, 06/15/2014	10,000	10,901
Mckesson Corp.
6.000%, 03/01/2041	25,000	31,890
Medtronic, Inc.
5.550%, 03/15/2040	25,000	30,559
Novartis Capital Corp.
4.400%, 04/24/2020	25,000	28,485
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	25,000	30,376
Sanofi-Aventis SA
1.625%, 03/28/2014	75,000	76,321
Teva Pharmaceutical Finance III BV
1.700%, 03/21/2014	25,000	25,132
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/2014	25,000	25,197
UnitedHealth Group, Inc.
1.875%, 11/15/2016	10,000	10,001
4.700%, 02/15/2021	15,000	16,857
WellPoint, Inc.
6.000%, 02/15/2014	75,000	81,760
		599,092
Industrials - 0.50%
BAE Systems Holdings, Inc.
4.950%, 06/01/2014 (S)	10,000	10,569
Burlington Northern Santa Fe Corp.
5.650%, 05/01/2017	40,000	46,173
Canadian National Railway Company
1.450%, 12/15/2016	50,000	49,731
Caterpillar Financial Services Corp.
1.375%, 05/20/2014	50,000	50,632
2.750%, 06/24/2015	25,000	25,965
Danaher Corp.
1.300%, 06/23/2014	10,000	10,145
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)	25,000	24,899
5.250%, 10/01/2020 (S)	25,000	26,944
GATX Corp.
4.850%, 06/01/2021	50,000	51,220
John Deere Capital Corp.
1.600%, 03/03/2014	25,000	25,414
5.500%, 04/13/2017	25,000	29,451
7.000%, 03/15/2012	10,000	10,136
L-3 Communications Corp.
4.950%, 02/15/2021	50,000	49,535
Norfolk Southern Corp.
5.750%, 04/01/2018	50,000	58,930
Republic Services, Inc.
3.800%, 05/15/2018	50,000	51,778
5.500%, 09/15/2019	15,000	17,306
Roper Industries, Inc.
6.250%, 09/01/2019	20,000	23,624
Union Pacific Corp.
4.000%, 02/01/2021	25,000	26,813
4.750%, 09/15/2041	40,000	43,486
Waste Management, Inc.
4.750%, 06/30/2020	25,000	27,416
		660,167
Information Technology - 0.14%
Agilent Technologies, Inc.
2.500%, 07/15/2013	25,000	25,239
Broadcom Corp.
2.375%, 11/01/2015	10,000	10,238
Cisco Systems, Inc.
1.625%, 03/14/2014	50,000	50,943
Hewlett-Packard Company
2.200%, 12/01/2015	50,000	48,836
Oracle Corp.
3.750%, 07/08/2014	15,000	16,134
Xerox Corp.
8.250%, 05/15/2014	30,000	33,855
		185,245
Materials - 0.46%
Air Products & Chemicals, Inc.
4.375%, 08/21/2019	25,000	28,186
Allegheny Technologies, Inc.
5.950%, 01/15/2021	50,000	53,126
Arcelormittal
3.750%, 03/01/2016	50,000	47,473
Barrick Gold Corp.
1.750%, 05/30/2014	45,000	45,444
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	30,000	29,881
Ecolab, Inc.
3.000%, 12/08/2016	50,000	51,732
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	25,000	25,754
Lubrizol Corp.
8.875%, 02/01/2019	20,000	27,473
Newmont Mining Corp.
6.250%, 10/01/2039	25,000	29,546
Praxair, Inc.
4.050%, 03/15/2021	25,000	27,672
4.500%, 08/15/2019	25,000	28,581

The accompanying notes are an integral part of the financial statements.

23

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Rio Tinto Finance USA, Ltd.
8.950%, 05/01/2014	$10,000	$11,696
Teck Resources, Ltd.
6.000%, 08/15/2040	75,000	82,365
The Dow Chemical Company
4.250%, 11/15/2020	15,000	15,586
5.250%, 11/15/2041	50,000	52,490
8.550%, 05/15/2019	25,000	32,699
Vale Overseas, Ltd.
6.875%, 11/10/2039	25,000	28,586
		618,290
Telecommunication Services - 0.36%
America Movil SAB de CV
6.375%, 03/01/2035	35,000	42,502
AT&T, Inc.
5.100%, 09/15/2014	45,000	49,571
5.800%, 02/15/2019	50,000	58,984
6.450%, 06/15/2034	25,000	30,020
COX Communications, Inc.
9.375%, 01/15/2019 (S)	15,000	20,285
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	49,000	54,046
SBA Tower Trust
4.254%, 04/15/2015 (S)	100,000	102,819
Telecom Italia Capital SA
6.175%, 06/18/2014	15,000	14,430
Telefonica Emisiones SAU
5.877%, 07/15/2019	15,000	14,820
Verizon Communications, Inc.
5.500%, 02/15/2018	25,000	29,138
8.750%, 11/01/2018	15,000	20,255
Verizon Wireless Capital LLC
5.550%, 02/01/2014	25,000	27,164
8.500%, 11/15/2018	10,000	13,493
		477,527
Utilities - 0.54%
AGL Capital Corp.
5.250%, 08/15/2019	15,000	16,764
Allegheny Energy Supply Company LLC
6.750%, 10/15/2039 (S)	25,000	27,241
Centerpoint Energy Resources Corp.
4.500%, 01/15/2021	50,000	52,936
Dominion Resources, Inc.
1.800%, 03/15/2014	25,000	25,457
Duke Energy Carolinas LLC
5.300%, 02/15/2040	25,000	30,326
Entergy Louisiana LLC
5.400%, 11/01/2024	25,000	28,543
Exelon Generation Company LLC
6.250%, 10/01/2039	20,000	24,324
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	15,000	16,012
Hydro Quebec
2.000%, 06/30/2016	50,000	51,053
Kansas Gas & Electric Company
6.700%, 06/15/2019 (S)	15,000	18,591
Midamerican Energy Holdings Company
6.125%, 04/01/2036	20,000	23,845
Niagara Mohawk Power Corp.
4.881%, 08/15/2019 (S)	15,000	16,769
Nisource Finance Corp.
4.450%, 12/01/2021	35,000	35,750
NSTAR
4.500%, 11/15/2019	25,000	27,649
Ohio Power Company
5.375%, 10/01/2021	25,000	28,666
Progress Energy, Inc.
4.400%, 01/15/2021	50,000	55,094
PSEG Power LLC
2.750%, 09/15/2016	10,000	10,051
Public Service Company of Colorado
3.200%, 11/15/2020	25,000	25,923
Public Service Electric & Gas Company
5.375%, 11/01/2039	25,000	30,849
Sempra Energy
2.000%, 03/15/2014	25,000	25,319
6.500%, 06/01/2016	10,000	11,667
Southern Company
4.150%, 05/15/2014	35,000	37,393
Southern Power Co.
5.150%, 09/15/2041	50,000	52,940
Virginia Electric and Power Company
5.000%, 06/30/2019	15,000	17,294
Xcel Energy, Inc.
4.700%, 05/15/2020	20,000	22,533
		712,989
TOTAL CORPORATE BONDS (Cost $9,127,262)		$9,700,701

MUNICIPAL BONDS - 0.24%
Chicago Metropolitan Water Reclamation
District (Illinois) 5.720%, 12/01/2038	25,000	31,185
City of Chicago (Illinois) 6.395%, 01/01/2040	20,000	24,459
District of Columbia 5.591%, 12/01/2034	25,000	30,462
Illinois State Toll Highway Authority
6.184%, 01/01/2034	10,000	11,807
New York City Municipal Water Finance
Authority (New York) 6.011%, 06/15/2042	20,000	24,984
New York City Transitional Finance Authority
(New York) 5.508%, 08/01/2037	25,000	29,227
New York State Dormitory Authority
5.628%, 03/15/2039	25,000	29,050
State of Texas 5.517%, 04/01/2039	25,000	31,161
Texas Transportation Commission
5.178%, 04/01/2030	15,000	17,702
University of California (California)
5.770%, 05/15/2043	20,000	22,977
Utah Transit Authority 5.937%, 06/15/2039	15,000	19,140
Virginia Commonwealth Transportation Board
5.350%, 05/15/2035	20,000	23,108
Virginia Public Building Authority
5.900%, 08/01/2030	25,000	29,989
TOTAL MUNICIPAL BONDS (Cost $270,575)		$325,251

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.93%
Commercial & Residential - 0.93%
Banc of America Commercial Mortgage, Inc.,
Series 2005-1, Class A5
5.162%, 11/10/2042 (P)	65,000	70,855
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A,
4.871%, 09/11/2042	50,000	54,238
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	70,000	77,947
Series 2007-PW17, Class A4,
5.694%, 06/11/2050 (P)	25,000	27,533

The accompanying notes are an integral part of the financial statements.

24

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Commercial Mortgage
Securities (continued)
Series2007-T28, Class AAB,
5.746%, 09/11/2042	$95,000	$101,715
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3, Class A5
5.617%, 10/15/2048	130,000	142,444
Commercial Mortgage Pass Through
Certificates, Series 2007-C9, Class A4
5.814%, 12/10/2049 (P)	70,000	78,150
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%, 09/15/2039	140,000	148,921
Greenwich Capital Commercial
Funding Corp., Series 2007-GG9,
Class AAB 5.441%, 03/10/2039	35,000	36,711
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	25,000	27,186
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2005-LDP1, Class A4,
5.038%, 03/15/2046 (P)	50,000	54,264
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	100,000	106,073
Series 2007-C1, Class A4,
5.716%, 02/15/2051	30,000	32,481
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
5.834%, 06/12/2050 (P)	110,000	118,626
Morgan Stanley Capital I
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	65,000	71,120
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	35,000	37,066
Series 2008-T29, Class A4,
6.279%, 01/11/2043 (P)	43,000	49,788
		1,235,118
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,162,915)		$1,235,118

ASSET BACKED SECURITIES - 0.72%
Ally Auto Receivables Trust, Series 2011-2,
Class A4 1.980%, 04/15/2016	70,000	71,557
Ally Master Owner Trust, Series 2011-3,
Class A2 1.810%, 05/15/2016	100,000	100,490
AmeriCredit Automobile Receivables Trust,
Series 2010-1, Class C 5.190%, 08/17/2015	20,000	20,698
BMW Vehicle
Owner Trust 1.030%, 02/26/2018	25,000	24,924
Carmax Auto Owner Trust, Series 2011-1,
Class A4 2.160%, 09/15/2016	70,000	71,668
Carmax Auto Owner Trust, Series 2011-2,
Class A4 1.350%, 02/15/2017	45,000	44,890
Ford Credit Auto Owner Trust 2011-A A4
1.650%, 05/15/2016	100,000	101,263
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A 3.690%, 07/15/2015	104,000	105,640
GE Equipment Small Ticket LLC,
Series 2011-1, Class A3
1.450%, 01/21/2018 (S)	100,000	100,301
Honda Auto Receivables Owner Trust,
Series 2010-1, Class A4
1.980%, 05/23/2016	10,000	10,125
Hyundai Auto Receivables Trust,
Series 2011-A, Class A4
1.780%, 12/15/2015	75,000	76,284
Hyundai Auto Receivables Trust,
Series 2011-B, Class A4
1.650%, 02/15/2017	35,000	35,542
John Deere Owner Trust, Series 2011-A,
Class A4 1.960%, 04/16/2018	20,000	20,439
Mercedes-Benz Auto Lease Trust,
Series 2011-B, Class A4
1.240%, 07/17/2017 (S)	55,000	54,921
Nordstrom Private Label Credit Card Master
Note Trust, Series 2011-1A, Class A
2.280%, 11/15/2019 (S)	100,000	100,488
USAA Auto Owner Trust, Series 2010-1,
Class A4 2.140%, 09/15/2015	15,000	15,250
TOTAL ASSET BACKED SECURITIES (Cost $943,823)		$954,480

INVESTMENT COMPANIES - 0.01%
Central Fund of Canada, Ltd., Class A	600	$11,760
First Opportunity Fund, Inc.	800	4,976
TOTAL INVESTMENT COMPANIES (Cost $15,780)		$16,736

SECURITIES LENDING COLLATERAL - 6.99%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	929,356	9,299,880
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,299,131)		$9,299,880

SHORT-TERM INVESTMENTS - 0.84%
Money Market Funds - 0.84%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	223,818	223,818
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	891,368	891,368
		1,115,186
TOTAL SHORT-TERM INVESTMENTS (Cost $1,115,186)		$1,115,186
Total Investments (Balanced Trust)
(Cost $136,378,229) - 106.79%		$142,112,089
Other assets and liabilities, net - (6.79%)		(9,030,853)
TOTAL NET ASSETS - 100.00%		$133,081,236

Blue Chip Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.62%
Consumer Discretionary - 22.27%
Auto Components - 0.57%
Johnson Controls, Inc.	305,400	$9,546,804
Automobiles - 0.01%
General Motors Company (I)	8,900	180,403
Diversified Consumer Services - 0.03%
Weight Watchers International, Inc.	10,700	588,607

The accompanying notes are an integral part of the financial statements.

25

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 8.28%
Carnival Corp.	415,200	$13,552,128
Chipotle Mexican Grill, Inc. (I)	30,400	10,267,296
Las Vegas Sands Corp. (I)	435,600	18,613,188
Marriott International, Inc., Class A (L)	508,229	14,825,040
McDonald’s Corp.	181,900	18,250,027
Starbucks Corp.	787,800	36,246,678
Starwood Hotels & Resorts Worldwide, Inc.	299,100	14,347,827
Wynn Resorts, Ltd.	29,000	3,204,210
Yum! Brands, Inc.	173,200	10,220,532
		139,526,926
Internet & Catalog Retail - 6.54%
Amazon.com, Inc. (I)	365,389	63,248,836
Groupon, Inc. (I)(L)	131,800	2,719,034
Liberty Media Corp. - Interactive, Series A (I)	409,900	6,646,529
priceline.com, Inc. (I)	80,400	37,603,884
		110,218,283
Leisure Equipment & Products - 0.02%
Mattel, Inc.	11,800	327,568
Media - 1.49%
Discovery Communications, Inc., Series C (I)	303,300	11,434,410
Omnicom Group, Inc.	92,600	4,128,108
The Walt Disney Company	244,400	9,165,000
Time Warner, Inc.	10,666	385,469
		25,112,987
Multiline Retail - 0.07%
Dollar Tree, Inc. (I)	14,200	1,180,162
Specialty Retail - 1.97%
Bed Bath & Beyond, Inc. (I)	182,400	10,573,728
Home Depot, Inc.	39,600	1,664,784
Limited Brands, Inc.	46,600	1,880,310
O’Reilly Automotive, Inc. (I)	198,700	15,886,065
Tiffany & Company	49,200	3,259,992
		33,264,879
Textiles, Apparel & Luxury Goods - 3.29%
Coach, Inc.	163,900	10,004,456
Fossil, Inc. (I)	116,200	9,221,632
NIKE, Inc., Class B	202,400	19,505,288
Ralph Lauren Corp.	120,900	16,693,872
		55,425,248
		375,371,867
Consumer Staples - 0.77%
Beverages - 0.20%
Hansen Natural Corp. (I)	29,600	2,727,344
The Coca-Cola Company	10,400	727,688
		3,455,032
Food & Staples Retailing - 0.55%
Costco Wholesale Corp.	200	16,664
Whole Foods Market, Inc.	133,600	9,295,888
		9,312,552
Household Products - 0.02%
The Procter & Gamble Company	3,937	262,637
		13,030,221
Energy - 7.72%
Energy Equipment & Services - 3.98%
Baker Hughes, Inc.	141,800	6,897,152
Cameron International Corp. (I)	259,700	12,774,643
FMC Technologies, Inc. (I)(L)	178,100	9,302,163
Halliburton Company	29,900	1,031,849
Schlumberger, Ltd.	543,392	37,119,108
		67,124,915
Oil, Gas & Consumable Fuels - 3.74%
Concho Resources, Inc. (I)	130,700	12,253,125
Devon Energy Corp.	2,700	167,400
EOG Resources, Inc.	168,400	16,589,084
EQT Corp.	100,400	5,500,916
Exxon Mobil Corp.	3,638	308,357
Occidental Petroleum Corp.	87,300	8,180,010
Peabody Energy Corp.	233,700	7,737,807
Pioneer Natural Resources Company (L)	46,900	4,196,612
Range Resources Corp.	129,700	8,033,618
		62,966,929
		130,091,844
Financials - 7.65%
Capital Markets - 3.90%
Ameriprise Financial, Inc.	157,951	7,840,688
BlackRock, Inc.	7,100	1,265,504
Franklin Resources, Inc.	287,065	27,575,464
Invesco, Ltd.	784,900	15,768,641
Northern Trust Corp.	109,589	4,346,300
State Street Corp.	161,007	6,490,192
TD Ameritrade Holding Corp.	88,500	1,385,025
The Charles Schwab Corp.	29,486	332,012
The Goldman Sachs Group, Inc.	7,076	639,883
		65,643,709
Commercial Banks - 0.76%
U.S. Bancorp	385,000	10,414,250
Wells Fargo & Company	87,900	2,422,524
		12,836,774
Consumer Finance - 1.32%
American Express Company	471,952	22,261,976
Diversified Financial Services - 0.99%
CME Group, Inc.	3,800	925,946
IntercontinentalExchange, Inc. (I)	106,300	12,814,465
JPMorgan Chase & Company	90,700	3,015,775
		16,756,186
Insurance - 0.66%
Marsh & McLennan Companies, Inc.	103,400	3,269,508
Prudential Financial, Inc.	156,700	7,853,804
		11,123,312
Real Estate Management & Development - 0.02%
CBRE Group, Inc. (I)	23,500	357,670
		128,979,627
Health Care - 8.91%
Biotechnology - 2.79%
Alexion Pharmaceuticals, Inc. (I)	88,100	6,299,150
Amgen, Inc.	4,200	269,682
Biogen Idec, Inc. (I)	152,000	16,727,600
Celgene Corp. (I)	338,900	22,909,640
Gilead Sciences, Inc. (I)	21,100	863,623
		47,069,695
Health Care Equipment & Supplies - 1.01%
Baxter International, Inc.	116,900	5,784,212
Covidien PLC	42,000	1,890,420
Edwards Lifesciences Corp. (I)	8,000	565,600
Intuitive Surgical, Inc. (I)	200	92,602

The accompanying notes are an integral part of the financial statements.

26

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Stryker Corp.	173,479	$8,623,641
		16,956,475
Health Care Providers & Services - 4.00%
Cardinal Health, Inc.	309,300	12,560,673
Express Scripts, Inc. (I)	410,400	18,340,776
McKesson Corp.	399,600	31,132,836
UnitedHealth Group, Inc.	105,000	5,321,400
		67,355,685
Health Care Technology - 0.00%
Cerner Corp. (I)	400	24,500
Life Sciences Tools & Services - 0.25%
Thermo Fisher Scientific, Inc. (I)	94,900	4,267,653
Pharmaceuticals - 0.86%
Allergan, Inc.	161,600	14,178,784
Shire PLC, ADR	3,400	353,260
		14,532,044
		150,206,052
Industrials - 15.53%
Aerospace & Defense - 4.12%
Honeywell International, Inc.	194,100	10,549,335
Precision Castparts Corp.	170,400	28,080,216
The Boeing Company	189,700	13,914,495
United Technologies Corp.	230,200	16,825,318
		69,369,364
Air Freight & Logistics - 1.96%
C.H. Robinson Worldwide, Inc.	2,400	167,472
Expeditors International of Washington, Inc.	165,600	6,782,976
FedEx Corp.	312,800	26,121,928
		33,072,376
Electrical Equipment - 0.54%
Emerson Electric Company	77,500	3,610,725
Roper Industries, Inc.	62,500	5,429,375
		9,040,100
Industrial Conglomerates - 3.50%
3M Company	28,400	2,321,132
Danaher Corp.	1,166,026	54,849,863
General Electric Company	104,700	1,875,177
		59,046,172
Machinery - 1.20%
Caterpillar, Inc.	61,400	5,562,840
Cummins, Inc.	26,500	2,332,530
Deere & Company	20,100	1,554,735
Joy Global, Inc.	91,100	6,829,767
Stanley Black & Decker, Inc.	57,300	3,873,480
		20,153,352
Road & Rail - 1.83%
Kansas City Southern (I)	57,100	3,883,371
Union Pacific Corp.	254,700	26,982,918
		30,866,289
Trading Companies & Distributors - 2.38%
Fastenal Company (L)	606,400	26,445,104
W.W. Grainger, Inc. (L)	73,100	13,683,589
		40,128,693
		261,676,346
Information Technology - 30.75%
Communications Equipment - 2.93%
Juniper Networks, Inc. (I)	501,221	10,229,921
QUALCOMM, Inc.	716,577	39,196,762
		49,426,683
Computers & Peripherals - 9.49%
Apple, Inc. (I)	356,400	144,342,000
EMC Corp. (I)(L)	720,100	15,510,954
		159,852,954
Internet Software & Services - 10.72%
Baidu, Inc., ADR (I)	326,200	37,992,514
eBay, Inc. (I)	575,478	17,454,248
Facebook, Inc., Class A (I)	102,631	3,196,658
Facebook, Inc., Class B (I)	304,677	9,489,805
Google, Inc., Class A (I)	149,166	96,346,319
LinkedIn Corp., Class A (I)	22,100	1,392,521
Tencent Holdings, Ltd.	733,100	14,753,767
		180,625,832
IT Services - 4.97%
Accenture PLC, Class A	186,100	9,906,103
Fiserv, Inc. (I)	20,500	1,204,170
International Business Machines Corp.	15,100	2,776,588
MasterCard, Inc., Class A	124,200	46,304,244
The Western Union Company	6,500	118,690
Visa, Inc., Class A	231,400	23,494,042
		83,803,837
Semiconductors & Semiconductor Equipment - 1.89%
Altera Corp.	115,800	4,296,180
Broadcom Corp., Class A	600,000	17,616,000
Xilinx, Inc.	309,325	9,916,960
		31,829,140
Software - 0.75%
Autodesk, Inc. (I)	206,200	6,254,046
Intuit, Inc.	71,700	3,770,703
Microsoft Corp.	7,044	182,862
Salesforce.com, Inc. (I)(L)	23,900	2,424,894
		12,632,505
		518,170,951
Materials - 3.86%
Chemicals - 3.86%
Air Products & Chemicals, Inc.	78,400	6,678,896
Ecolab, Inc. (L)	26,100	1,508,841
Monsanto Company	206,904	14,497,763
Potash Corp. of Saskatchewan, Inc.	16,300	672,864
Praxair, Inc.	377,300	40,333,370
The Sherwin-Williams Company	15,300	1,365,831
		65,057,565
Metals & Mining - 0.00%
Freeport-McMoRan Copper & Gold, Inc.	200	7,358
		65,064,923
Telecommunication Services - 2.16%
Wireless Telecommunication Services - 2.16%
American Tower Corp., Class A	605,538	36,338,334
TOTAL COMMON STOCKS (Cost $1,312,080,493)		$1,678,930,165

The accompanying notes are an integral part of the financial statements.

27

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 2.24%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,774,645	$37,772,117
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,767,846)		37,772,117

SHORT-TERM INVESTMENTS - 0.32%
Money Market Funds - 0.32%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	411,360	411,360
T. Rowe Price Prime Reserve Investment
Fund, 0.0771% (Y)	5,008,676	5,008,676
		5,420,036
TOTAL SHORT-TERM INVESTMENTS (Cost $5,420,036)		$5,420,036
Total Investments (Blue Chip Growth Trust)
(Cost $1,355,268,375) - 102.18%		$1,722,122,318
Other assets and liabilities, net - (2.18%)		(36,738,864)
TOTAL NET ASSETS - 100.00%		$1,685,383,454

Capital Appreciation Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.55%
Consumer Discretionary - 24.71%
Auto Components - 1.03%
BorgWarner, Inc. (I)(L)	165,269	$10,534,250
Automobiles - 1.66%
Bayerische Motoren Werke (BMW) AG	95,088	6,357,129
Harley-Davidson, Inc.	274,119	10,655,006
		17,012,135
Hotels, Restaurants & Leisure - 6.26%
Chipotle Mexican Grill, Inc. (I)(L)	42,106	14,220,880
Dunkin’ Brands Group, Inc. (I)	205,113	5,123,723
McDonald’s Corp.	190,920	19,155,004
Starbucks Corp.	554,482	25,511,717
		64,011,324
Internet & Catalog Retail - 4.87%
Amazon.com, Inc. (I)	216,640	37,500,384
priceline.com, Inc. (I)	26,347	12,322,755
		49,823,139
Media - 1.05%
The Walt Disney Company	285,032	10,688,700
Specialty Retail - 3.00%
Bed Bath & Beyond, Inc. (I)	185,566	10,757,261
Inditex SA	87,089	7,115,435
Lowe’s Companies, Inc.	193,190	4,903,162
Tiffany & Company	118,789	7,870,959
		30,646,817
Textiles, Apparel & Luxury Goods - 6.84%
Burberry Group PLC-ADR (L)	231,565	8,577,168
Coach, Inc.	175,623	10,720,028
Lululemon Athletica, Inc. (I)(L)	205,478	9,587,603
LVMH Moet Hennessy Louis Vuitton SA	20,220	2,848,767
NIKE, Inc., Class B	225,479	21,729,411
Ralph Lauren Corp.	119,749	16,534,942
		69,997,919
		252,714,284
Consumer Staples - 6.44%
Food & Staples Retailing - 3.53%
Costco Wholesale Corp.	240,813	20,064,539
Whole Foods Market, Inc.	230,712	16,052,941
		36,117,480
Food Products - 1.25%
Mead Johnson Nutrition Company	186,703	12,832,097
Personal Products - 1.66%
The Estee Lauder Companies, Inc., Class A	150,932	16,952,682
		65,902,259
Energy - 7.18%
Energy Equipment & Services - 2.96%
National Oilwell Varco, Inc.	178,454	12,133,087
Schlumberger, Ltd.	265,029	18,104,131
		30,237,218
Oil, Gas & Consumable Fuels - 4.22%
Anadarko Petroleum Corp.	146,105	11,152,195
Concho Resources, Inc. (I)	118,332	11,093,625
EOG Resources, Inc.	93,967	9,256,689
Occidental Petroleum Corp.	124,644	11,679,143
		43,181,652
		73,418,870
Financials - 2.74%
Capital Markets - 0.91%
The Goldman Sachs Group, Inc.	102,924	9,307,417
Consumer Finance - 1.83%
American Express Company	396,124	18,685,169
		27,992,586
Health Care - 14.61%
Biotechnology - 3.56%
Alexion Pharmaceuticals, Inc. (I)	121,913	8,716,780
Celgene Corp. (I)	305,339	20,640,916
Vertex Pharmaceuticals, Inc. (I)	214,020	7,107,604
		36,465,300
Health Care Providers & Services - 0.93%
Express Scripts, Inc. (I)	212,033	9,475,755
Life Sciences Tools & Services - 1.74%
Agilent Technologies, Inc. (I)	351,583	12,280,794
Illumina, Inc. (I)(L)	180,258	5,494,264
		17,775,058
Pharmaceuticals - 8.38%
Allergan, Inc.	214,038	18,779,694
Bristol-Myers Squibb Company	366,397	12,911,830
Johnson & Johnson	179,643	11,780,988
Novo Nordisk A/S, ADR	154,754	17,836,946
Shire PLC, ADR (L)	234,484	24,362,888
		85,672,346
		149,388,459
Industrials - 6.76%
Aerospace & Defense - 5.17%
Precision Castparts Corp.	158,020	26,040,116
The Boeing Company	227,421	16,681,330

The accompanying notes are an integral part of the financial statements.

28

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
United Technologies Corp.	138,570	$10,128,081
		52,849,527
Electrical Equipment - 0.27%
Roper Industries, Inc.	31,364	2,724,591
Road & Rail - 1.32%
Union Pacific Corp.	127,524	13,509,893
		69,084,011
Information Technology - 32.32%
Communications Equipment - 2.33%
Juniper Networks, Inc. (I)	183,951	3,754,440
QUALCOMM, Inc.	366,899	20,069,375
		23,823,815
Computers & Peripherals - 9.00%
Apple, Inc. (I)	153,076	61,995,780
EMC Corp. (I)(L)	865,099	18,634,232
NetApp, Inc. (I)(L)	314,478	11,406,117
		92,036,129
Internet Software & Services - 5.48%
Baidu, Inc., ADR (I)	158,019	18,404,473
Google, Inc., Class A (I)	40,857	26,389,536
LinkedIn Corp., Class A (I)	71,373	4,497,213
Tencent Holdings, Ltd., ADR	298,380	6,009,373
Youku.com, Inc., ADR (I)(L)	47,435	743,306
		56,043,901
IT Services - 7.21%
Cognizant Technology
Solutions Corp., Class A (I)	123,065	7,914,310
International Business Machines Corp.	136,382	25,077,922
MasterCard, Inc., Class A	81,599	30,421,739
Visa, Inc., Class A	101,127	10,267,424
		73,681,395
Semiconductors & Semiconductor Equipment - 2.21%
Altera Corp.	165,404	6,136,488
ARM Holdings PLC, ADR (L)	200,440	5,546,175
Avago Technologies, Ltd.	233,968	6,752,316
Broadcom Corp., Class A (I)	143,263	4,206,202
		22,641,181
Software - 6.09%
Oracle Corp.	689,962	17,697,525
Red Hat, Inc. (I)	237,013	9,786,267
Salesforce.com, Inc. (I)(L)	182,122	18,478,098
VMware, Inc., Class A (I)	196,744	16,367,133
		62,329,023
		330,555,444
Materials - 2.91%
Chemicals - 2.91%
E.I. du Pont de Nemours & Company	140,811	6,446,328
Monsanto Company	332,363	23,288,675
		29,735,003
		29,735,003
Telecommunication Services - 1.88%
Wireless Telecommunication Services - 1.88%
American Tower Corp., Class A	320,820	19,252,408
TOTAL COMMON STOCKS (Cost $849,836,318)		$1,018,043,324
SECURITIES LENDING COLLATERAL - 5.46%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	5,583,100	55,868,965
TOTAL SECURITIES LENDING
COLLATERAL (Cost $55,862,225)		$55,868,965

SHORT-TERM INVESTMENTS - 0.40%
Money Market Funds - 0.40%
State Street Institutional Treasury Money
Market Fund, 0.0064% (Y)	4,026,965	4,026,965
TOTAL SHORT-TERM INVESTMENTS (Cost $4,026,965)		$4,026,965
Total Investments (Capital Appreciation Trust)
(Cost $909,725,508) - 105.41%		$1,077,939,254
Other assets and liabilities, net - (5.41%)		(55,286,145)
TOTAL NET ASSETS - 100.00%		$1,022,653,109

Capital Appreciation Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 67.12%
Consumer Discretionary - 9.14%
Auto Components - 1.15%
Delphi Automotive PLC (I)	79,900	$1,721,046
TRW Automotive Holdings Corp. (I)	59,700	1,946,220
		3,667,266
Automobiles - 0.83%
General Motors Company (I)	130,700	2,649,289
Hotels, Restaurants & Leisure - 0.46%
Carnival Corp.	45,300	1,478,592
Leisure Equipment & Products - 0.19%
Mattel, Inc.	21,500	596,840
Media - 2.63%
The Walt Disney Company (L)	171,800	6,442,500
Time Warner, Inc.	53,900	1,947,946
		8,390,446
Multiline Retail - 2.87%
Dollar General Corp. (I)(L)	55,300	2,275,042
Kohl’s Corp. (L)	138,900	6,854,715
		9,129,757
Specialty Retail - 1.01%
Lowe’s Companies, Inc. (E)(L)	59,200	1,502,496
O’Reilly Automotive, Inc. (I)	21,300	1,702,935
		3,205,431
		29,117,621
Consumer Staples - 6.39%
Beverages - 0.98%
Coca-Cola Enterprises, Inc.	6,800	175,304
PepsiCo, Inc. (L)	44,400	2,945,940
	3,121,244
Food Products - 3.35%
General Mills, Inc.	160,800	6,497,928
Kellogg Company (L)	82,600	4,177,082
		10,675,010
Household Products - 1.43%
The Procter & Gamble Company (E)	68,537	4,572,103

The accompanying notes are an integral part of the financial statements.

29

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco - 0.63%
Philip Morris International, Inc. (L)	25,400	$1,993,392
		20,361,749
Energy - 7.30%
Energy Equipment & Services - 0.61%
Weatherford International, Ltd. (I)	132,700	1,942,728
Oil, Gas & Consumable Fuels - 6.69%
Apache Corp.	16,200	1,467,396
El Paso Corp.	224,700	5,970,279
EOG Resources, Inc.	22,700	2,236,177
Exxon Mobil Corp.	21,100	1,788,436
Nexen, Inc.	107,500	1,710,325
Spectra Energy Corp. (L)	177,200	5,448,900
The Williams Companies, Inc.	66,400	2,192,528
Whiting Petroleum Corp. (I)	200	9,338
WPX Energy, Inc. (I)	26,400	479,688
		21,303,067
		23,245,795
Financials - 7.89%
Capital Markets - 2.11%
BlackRock, Inc.	13,700	2,441,888
Franklin Resources, Inc.	9,500	912,570
Invesco, Ltd.	87,500	1,757,875
Northern Trust Corp.	40,700	1,614,162
		6,726,495
Commercial Banks - 4.14%
KeyCorp	182,400	1,402,656
U.S. Bancorp	368,900	9,978,745
Wells Fargo & Company (E)	65,400	1,802,424
		13,183,825
Diversified Financial Services - 1.14%
JPMorgan Chase & Company (E)	108,200	3,597,650
Moody’s Corp.	600	20,208
		3,617,858
Insurance - 0.50%
AON Corp.	34,300	1,605,240
		25,133,418
Health Care - 9.84%
Health Care Equipment & Supplies - 0.52%
Covidien PLC (E)	36,900	1,660,869
Health Care Providers & Services - 1.87%
AmerisourceBergen Corp. (L)	16,200	602,478
Henry Schein, Inc. (E)(I)	1,857	119,647
Laboratory Corp. of America Holdings (I)(L)	14,100	1,212,177
Quest Diagnostics, Inc. (L)	69,400	4,029,364
		5,963,666
Life Sciences Tools & Services - 3.69%
Thermo Fisher Scientific, Inc. (I)	261,000	11,737,170
Pharmaceuticals - 3.76%
Pfizer, Inc. (E)	554,070	11,990,075
		31,351,780
Industrials - 9.85%
Aerospace & Defense - 2.85%
Lockheed Martin Corp. (E)	11,600	938,440
United Technologies Corp.	111,500	8,149,535
		9,087,975
Electrical Equipment - 2.09%
Cooper Industries PLC	122,700	6,644,205
Industrial Conglomerates - 2.33%
Danaher Corp.	157,800	7,422,912
Machinery - 2.22%
Ingersoll-Rand PLC (L)	172,600	5,259,122
Pall Corp.	31,700	1,811,655
		7,070,777
Trading Companies & Distributors - 0.36%
Mitsubishi Corp.	56,500	1,139,324
		31,365,193
Information Technology - 10.50%
Communications Equipment - 0.56%
Cisco Systems, Inc. (E)	99,000	1,789,920
Computers & Peripherals - 2.02%
Apple, Inc. (I)	13,600	5,508,000
Hewlett-Packard Company	36,200	932,512
		6,440,512
Electronic Equipment, Instruments & Components - 0.86%
TE Connectivity, Ltd.	88,600	2,729,766
Internet Software & Services - 1.84%
Google, Inc., Class A (I)	9,100	5,877,690
IT Services - 4.11%
Accenture PLC, Class A	40,500	2,155,815
Amdocs, Ltd. (I)	80,900	2,308,077
Fiserv, Inc. (I)	70,400	4,135,296
International Business Machines Corp.	24,400	4,486,672
		13,085,860
Semiconductors & Semiconductor Equipment - 0.98%
Analog Devices, Inc.	10,900	390,002
Texas Instruments, Inc.	93,500	2,721,785
		3,111,787
Software - 0.13%
Autodesk, Inc. (I)	13,300	403,389
		33,438,924
Materials - 0.84%
Chemicals - 0.52%
Potash Corp. of Saskatchewan, Inc.	40,600	1,675,968
Containers & Packaging - 0.32%
Crown Holdings, Inc. (I)	30,000	1,007,400
		2,683,368
Telecommunication Services - 3.08%
Diversified Telecommunication Services - 3.08%
AT&T, Inc. (E)	324,200	9,803,808
Utilities - 2.29%
Electric Utilities - 0.94%
Edison International	49,800	2,061,720
Entergy Corp.	12,900	942,345
		3,004,065
Independent Power Producers & Energy Traders - 0.54%
The AES Corp. (I)	146,400	1,733,376
Multi-Utilities - 0.81%
MDU Resources Group, Inc.	51,100	1,096,606

The accompanying notes are an integral part of the financial statements.

30

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
PG&E Corp.	35,900	$1,479,798
		2,576,404
		7,313,845
TOTAL COMMON STOCKS (Cost $195,699,101)		$213,815,501

PREFERRED SECURITIES - 1.73%
Consumer Discretionary - 0.70%
Automobiles - 0.36%
General Motors Company, Series B, 4.750%	33,800	1,157,650
Household Durables - 0.34%
Newell Financial Trust I, 5.250%	25,400	1,073,150
		2,230,800
Consumer Staples - 0.13%
Food Products - 0.13%
H.J. Heinz Finance Company, 8.000% (S)	4	416,750
Financials - 0.58%
Commercial Banks - 0.10%
Wells Fargo & Company, Series L, 7.500%	300	316,200
Diversified Financial Services - 0.48%
AMG Capital Trust I, 5.100%	34,460	1,524,855
		1,841,055
Utilities - 0.32%
Electric Utilities - 0.32%
PPL Corp., 8.750%	18,200	1,010,100
TOTAL PREFERRED SECURITIES (Cost $5,932,039)		$5,498,705

CORPORATE BONDS - 6.90%
Consumer Discretionary - 1.16%
CCH II LLC
13.500%, 11/30/2016	57,307	66,190
Ford Motor Credit Company LLC
3.875%, 01/15/2015	890,000	886,804
6.625%, 08/15/2017	200,000	217,763
Lamar Media Corp.
9.750%, 04/01/2014	885,000	991,200
Mattel, Inc.
2.500%, 11/01/2016	40,000	40,266
MGM Resorts International
9.000%, 03/15/2020	175,000	193,813
10.375%, 05/15/2014	200,000	228,500
13.000%, 11/15/2013	260,000	308,750
Penske Automotive Group, Inc.
7.750%, 12/15/2016	20,000	20,500
Sirius XM Radio, Inc.
9.750%, 09/01/2015 (S)	225,000	244,125
Time Warner, Inc.
5.875%, 11/15/2016	195,000	225,122
Univision Communications, Inc.
7.875%, 11/01/2020 (S)	50,000	50,750
Wynn Las Vegas LLC
7.750%, 08/15/2020	200,000	222,000
		3,695,783
Consumer Staples - 0.16%
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	220,000	248,114
Rite Aid Corp.
10.375%, 07/15/2016	250,000	265,625
		513,739
Energy - 1.69%
Consol Energy, Inc.
8.000%, 04/01/2017	1,100,000	1,204,500
Denbury Resources, Inc.
8.250%, 02/15/2020	125,000	139,688
EQT Corp.
4.875%, 11/15/2021	1,570,000	1,584,210
Equitable Res, Inc.
6.500%, 04/01/2018	315,000	351,136
Forest Oil Corp.
8.500%, 02/15/2014	100,000	109,000
Noble Energy, Inc.
4.150%, 12/15/2021	260,000	268,861
Peabody Energy Corp.
6.500%, 09/15/2020	180,000	189,000
7.375%, 11/01/2016	180,000	198,000
Petrohawk Energy Corp.
10.500%, 08/01/2014	400,000	445,000
QEP Resources, Inc.
6.800%, 03/01/2020	120,000	128,400
6.875%, 03/01/2021	100,000	107,750
Quicksilver Resources, Inc.
11.750%, 01/01/2016	375,000	425,625
Range Resources Corp.
8.000%, 05/15/2019	200,000	223,000
		5,374,170
Financials - 0.32%
Boston Properties LP
3.700%, 11/15/2018	240,000	244,986
CNH Capital, Inc.
6.250%, 11/01/2016 (S)	50,000	51,500
Janus Capital Group, Inc.
6.700%, 06/15/2017	675,000	716,464
		1,012,950
Industrials - 0.89%
American Airlines Pass
Through Trust 2009-1A
10.375%, 07/02/2019	112,634	118,266
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	287,300	316,030
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	162,200	172,743
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)	190,000	180,975
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	210,539	226,329
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	150,000	151,500
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	250,000	255,625
6.750%, 09/01/2016 (S)	525,000	538,125
7.125%, 09/01/2018 (S)	100,000	103,500
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	512,893	471,862
U.S. Airways 2010-1 Class B Pass
Through Trust
8.500%, 04/22/2017	75,174	71,792

The accompanying notes are an integral part of the financial statements.

31

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Verisk Analytics, Inc.
4.875%, 01/15/2019	$225,000	$226,935
		2,833,682
Information Technology - 0.26%
First Data Corp.
7.375%, 06/15/2019 (S)	350,000	329,000
Tyco Electronics Group SA
6.000%, 10/01/2012	475,000	491,682
		820,682
Materials - 0.23%
Ball Corp.
7.375%, 09/01/2019	125,000	136,875
Ecolab, Inc.
4.350%, 12/08/2021	265,000	282,876
Georgia-Pacific LLC
8.250%, 05/01/2016 (S)	200,000	222,206
Silgan Holdings, Inc.
7.250%, 08/15/2016	100,000	106,750
		748,707
Telecommunication Services - 1.70%
American Tower Corp.
4.500%, 01/15/2018	305,000	310,184
CC Holdings GS V LLC
7.750%, 05/01/2017 (S)	880,000	948,200
Crown Castle International Corp.
7.125%, 11/01/2019	25,000	27,000
9.000%, 01/15/2015	2,925,000	3,169,969
Nextel Communications, Inc.
5.950%, 03/15/2014	350,000	337,750
SBA Telecommunications, Inc.
8.000%, 08/15/2016	100,000	107,750
8.250%, 08/15/2019	75,000	81,563
Sprint Capital Corp.
6.900%, 05/01/2019	25,000	20,563
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	300,000	315,000
11.500%, 11/15/2021 (S)	90,000	89,100
		5,407,079
Utilities - 0.49%
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)	750,000	810,000
Calpine Corp.
7.500%, 02/15/2021 (S)	275,000	294,250
Nisource Finance Corp.
4.450%, 12/01/2021	175,000	178,749
Tucson Electric Power Company
5.150%, 11/15/2021	270,000	286,533
		1,569,532
TOTAL CORPORATE BONDS (Cost $20,709,396)		$21,976,324

CONVERTIBLE BONDS - 1.94%
Consumer Discretionary - 0.72%
Group 1 Automotive, Inc.
3.000%, 03/15/2020 (S)	447,000	671,059
Group 1 Automotive, Inc. (2.250% to
06/15/2016, then 2.000%) 06/15/2036	1,539,000	1,617,874
		2,288,933
Energy - 0.34%
Oil States International, Inc.
2.375%, 07/01/2025	363,000	874,376
Peabody Energy Corp. 4.750%, 12/15/2041	202,000	206,040
		1,080,416
Financials - 0.42%
Host Hotels & Resorts LP
2.625%, 04/15/2027 (S)	1,332,000	1,335,330
Health Care - 0.04%
Health Management Associates Inc
3.750%, 05/01/2028 (S)	145,000	148,806
Industrials - 0.03%
Actuant Corp. 2.000%, 11/15/2023	75,000	90,375
Information Technology - 0.31%
Xilinx, Inc. 3.125%, 03/15/2037	876,000	994,260
Telecommunication Services - 0.08%
SBA Communications Corp.
1.875%, 05/01/2013	229,000	258,484
TOTAL CONVERTIBLE BONDS (Cost $4,352,758)		$6,196,604

TERM LOANS (M) - 9.93%
Consumer Discretionary - 4.20%
Cedar Fair LP
4.000%, 12/15/2017	636,835	634,918
Charter Communications Operating LLC
2.300%, 03/06/2014	4,104	4,083
3.830%, 09/06/2016	1,196,649	1,168,977
7.250%, 03/06/2014	13,537	13,469
CSC Holdings LLC
2.044%, 03/29/2016	2,536,861	2,478,990
DineEquity, Inc.
4.273%, 10/19/2017	1,264,741	1,244,189
Dollar General Corp.
3.114%, 07/07/2014	1,750,000	1,748,532
Federal-Mogul Corp.
2.209%, 12/29/2014	2,610,878	2,409,624
2.216%, 12/28/2015	2,314,178	2,135,794
Univision Communications, Inc.
4.546%, 03/31/2017	1,686,067	1,536,428
		13,375,004
Consumer Staples - 3.63%
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	8,111,365	7,967,729
Pinnacle Foods Finance LLC
2.797%, 04/02/2014	732,291	712,831
Reynolds Group Holdings, Inc.
6.500%, 02/09/2018	1,939,098	1,916,678
6.500%, 08/09/2018	493,397	489,903
Rite Aid Corp.
4.500%, 03/02/2018	500,000	476,000
		11,563,141
Financials - 0.48%
Fifth Third Processing Solutions, Inc.
4.500%, 11/03/2016	223,313	222,382
MSCI, Inc.
3.750%, 03/14/2017	240,347	241,549
Nuveen Investments, Inc.
3.514%, 11/13/2014	314,192	298,790
6.013%, 05/12/2017	367,116	352,202
12.500%, 07/31/2015	250,000	258,021
Ship U.S. Bidco, Inc.
5.250%, 10/15/2017	150,000	146,875
		1,519,819

The accompanying notes are an integral part of the financial statements.

32

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Health Care - 0.30%
HCA, Inc.
1.546%, 11/19/2012	$811,675	$804,877
Health Management Associates
4.500%, 11/16/2018	150,000	149,174
		954,051
Industrials - 0.31%
Farm Group Holdings, Inc.
6.500%, 07/28/2017	498,750	497,815
Rexnord LLC
2.894%, 07/19/2013	500,000	491,875
		989,690
Information Technology - 0.40%
First Data Corp.
3.044%, 09/24/2014	1,435,772	1,292,075
Telecommunication Services - 0.61%
Intelsat Jackson Holdings SA
5.250%, 04/02/2018	1,741,250	1,732,544
SBA Senior Finance
3.750%, 06/29/2018	199,000	197,383
		1,929,927
TOTAL TERM LOANS (Cost $32,001,885)		$31,623,707

SECURITIES LENDING COLLATERAL - 7.24%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,305,263	$23,068,302
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,066,931)		$23,068,302

SHORT-TERM INVESTMENTS - 10.86%
Money Market Funds - 10.86%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	34,592,730	34,592,730
TOTAL SHORT-TERM INVESTMENTS (Cost $34,592,730)		$34,592,730
Total Investments (Capital Appreciation Value Trust)
(Cost $316,354,840) - 105.72%		$336,771,873
Other assets and liabilities, net - (5.72%)		(18,224,470)
TOTAL NET ASSETS - 100.00%		$318,547,403

Core Allocation Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.03%
Affiliated Investment Companies - 100.03%
Equity - 87.30%
John Hancock Variable Insurance Trust (G) - 87.30%
500 Index, Series NAV (John Hancock) (A)(2)	1,249,973	$13,524,708
Core Allocation Plus, Series NAV (Wellington)	6,963,588	69,009,161
International Index, Series NAV
(John Hancock) (A)(2)	688,510	10,004,050
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	396,408	6,639,826
Small Cap Index, Series NAV
(John Hancock) (A)(2)	113,245	1,490,309
		100,668,054
Fixed Income - 12.73%
John Hancock Variable Insurance Trust (G) - 12.73%
Total Bond Market A,
Series NAV (Declaration) (A)	1,026,883	14,684,429
		14,684,429
TOTAL INVESTMENT COMPANIES (Cost $119,527,962)		$115,352,483
Total Investments (Core Allocation Trust)
(Cost $119,527,962) - 100.03%		$115,352,483
Other assets and liabilities, net - (0.03%)		(37,490)
TOTAL NET ASSETS - 100.00%		$115,314,993

Core Allocation Plus Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 59.26%
Consumer Discretionary - 9.94%
Auto Components - 0.31%
Continental AG (I)	5,285	$328,954
Dana Holding Corp. (I)	8,160	99,143
Stanley Electric Company, Ltd.	12,900	189,275
Tenneco, Inc. (I)	4,230	125,969
		743,341
Automobiles - 0.32%
Dongfeng Motor Group Company, Ltd.	124,000	212,587
Ford Motor Company (I)	53,600	576,736
		789,323
Distributors - 0.19%
LKQ Corp. (I)	15,100	454,208
Diversified Consumer Services - 0.31%
American Public Education, Inc. (I)	1,100	47,608
Benesse Holdings, Inc.	6,600	319,380
Estacio Participacoes SA	3,390	32,696
New Oriental Education &
Technology Group (I)	8,000	192,400
Weight Watchers International, Inc. (L)	3,060	168,331
		760,415
Hotels, Restaurants & Leisure - 1.31%
AFC Enterprises, Inc. (I)	2,530	37,191
Buffalo Wild Wings, Inc. (I)	400	27,004
China Lodging Group, Ltd., ADR (I)(L)	8,800	124,960
Chipotle Mexican Grill, Inc. (I)(L)	2,530	854,444
McDonald’s Corp.	900	90,297
Starbucks Corp.	21,500	989,215
The Cheesecake Factory, Inc. (I)(L)	3,500	102,725
Wyndham Worldwide Corp.	18,100	684,723
Wynn Resorts, Ltd.	2,330	257,442
		3,168,001
Household Durables - 0.49%
Garmin, Ltd. (L)	300	11,943
NVR, Inc. (I)	138	94,668
PDG Realty SA Empreendimentos
e Participacoes	102,800	325,168
Persimmon PLC	59,310	431,123
Pulte Group, Inc. (I)	11,380	71,808
Tempur-Pedic International, Inc. (I)(L)	5,020	263,701
		1,198,411
The accompanying notes are an integral part of the financial statements.

33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail - 0.81%
Amazon.com, Inc. (I)	5,280	$913,968
Expedia, Inc. (L)	1,500	43,530
Hyundai Home Shopping Network Corp. (I)	3,186	368,012
Netflix, Inc. (I)(L)	1,610	111,557
priceline.com, Inc. (I)	820	383,522
Shutterfly, Inc. (I)(L)	6,560	149,306
		1,969,895
Leisure Equipment & Products - 0.44%
Brunswick Corp. (L)	10,110	182,587
Mattel, Inc.	3,400	94,384
Polaris Industries, Inc.	6,500	363,870
Sega Sammy Holdings, Inc.	19,400	418,719
		1,059,560
Media - 1.65%
AirMedia Group, Inc., ADR (I)(L)	50,000	181,500
AMC Networks, Inc. (I)	4,670	175,499
CBS Corp., Class B	23,500	637,790
DIRECTV, Class A (I)	10,900	466,084
DISH Network Corp. (L)	4,500	128,160
DreamWorks Animation SKG, Inc. (I)(L)	17,800	295,391
Focus Media Holding, Ltd., ADR (I)(L)	19,100	372,259
Genius Products, Inc. (I)	32	4
News Corp., Class A	37,900	676,136
The McGraw-Hill Companies, Inc.	2,600	116,922
The Walt Disney Company (L)	13,400	502,500
Viacom, Inc., Class B	10,000	454,100
		4,006,345
Multiline Retail - 0.62%
Golden Eagle Retail Group, Ltd.	43,000	90,822
Intime Department Store Group Company, Ltd.	116,500	118,769
Kohl’s Corp.	7,390	364,697
Macy’s, Inc.	10,100	325,018
Maoye International Holdings, Ltd. (I)	1,583,000	318,341
New World Department Store China, Ltd.	491,000	279,728
		1,497,375
Specialty Retail - 2.44%
AutoZone, Inc. (I)	960	311,971
Bed Bath & Beyond, Inc. (I)	6,700	388,399
Best Buy Company, Inc.	11,000	257,070
DSW, Inc., Class A	2,600	114,946
Dufry Group AG (I)	3,626	332,441
Esprit Holdings, Ltd.	153,500	197,849
Express, Inc. (I)	7,350	146,559
GNC Holdings, Inc., Class A (I)	6,350	183,833
K’s Holding Corp.	5,300	209,791
Limited Brands, Inc. (L)	19,120	771,492
Lowe’s Companies, Inc. (L)	13,100	332,478
Lumber Liquidators Holdings, Inc. (I)(L)	14,800	261,368
PetSmart, Inc.	13,300	682,157
Rent-A-Center, Inc.	3,540	130,980
Rue21, Inc. (I)	4,510	97,416
The Children’s Place Retail Stores, Inc. (I)(L)	2,400	127,488
The Gap, Inc.	4,900	90,895
TJX Companies, Inc. (L)	6,600	426,030
Tractor Supply Company	5,400	378,810
Urban Outfitters, Inc. (I)	17,000	468,520
		5,910,493
Textiles, Apparel & Luxury Goods - 1.05%
Coach, Inc.	6,050	369,292
Columbia Sportswear Company (L)	1,380	64,239
Deckers Outdoor Corp. (I)(L)	1,710	129,225
Hanesbrands, Inc. (I)	7,951	173,809
NIKE, Inc., Class B	8,000	770,960
PVH Corp.	7,600	535,724
Steven Madden, Ltd. (I)	3,360	115,920
Under Armour, Inc., Class A (I)	5,400	387,666
		2,546,835
		24,104,202
Consumer Staples - 3.90%
Beverages - 0.41%
C&C Group PLC - London Exchange	65,998	243,145
Constellation Brands, Inc., Class A (I)(L)	6,300	130,221
Hansen Natural Corp. (I)	2,280	210,079
PepsiCo, Inc. (L)	1,400	92,890
The Coca-Cola Company	4,410	308,568
		984,903
Food & Staples Retailing - 1.20%
Costco Wholesale Corp.	3,000	249,960
CVS Caremark Corp.	30,800	1,256,024
Shoprite Holdings, Ltd.	6,691	112,698
The Kroger Company	21,200	513,464
Wal-Mart Stores, Inc. (L)	13,060	780,466
		2,912,612
Food Products - 0.99%
Bunge, Ltd.	5,500	314,600
ConAgra Foods, Inc.	3,700	97,680
Diamond Foods, Inc. (L)	2,390	77,125
Green Mountain Coffee Roasters, Inc. (I)(L)	825	37,001
Hormel Foods Corp. (L)	20,700	606,303
Kraft Foods, Inc., Class A	10,400	388,544
Mead Johnson Nutrition Company	5,600	384,888
Smithfield Foods, Inc. (I)	6,700	162,676
Tyson Foods, Inc., Class A	16,200	334,368
		2,403,185
Household Products - 0.22%
Kimberly-Clark Corp.	1,100	80,916
The Procter & Gamble Company	6,770	451,627
		532,543
Personal Products - 0.26%
Elizabeth Arden, Inc. (I)	3,760	139,270
Herbalife, Ltd.	2,300	118,841
Nu Skin Enterprises, Inc., Class A	1,900	92,283
Pola Orbis Holdings, Inc.	10,500	283,820
		634,214
Tobacco - 0.82%
Altria Group, Inc.	26,930	798,475
Lorillard, Inc.	3,140	357,960
Philip Morris International, Inc.	8,860	695,333
Reynolds American, Inc.	3,300	136,686
		1,988,454
		9,455,911
Energy - 6.21%
Energy Equipment & Services - 1.08%
Atwood Oceanics, Inc. (I)	3,350	133,297
Cameron International Corp. (I)	9,500	467,305
Diamond Offshore Drilling, Inc. (L)	3,900	215,514
Gulfmark Offshore, Inc., Class A (I)	3,338	140,229
Halliburton Company	6,200	213,962
Helmerich & Payne, Inc. (L)	4,200	245,112
Hornbeck Offshore Services, Inc. (I)(L)	3,480	107,950

The accompanying notes are an integral part of the financial statements.

34

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
ION Geophysical Corp. (I)(L)	9,430	$57,806
National Oilwell Varco, Inc.	4,800	326,352
Oceaneering International, Inc.	12,200	562,786
Tidewater, Inc. (L)	2,910	143,463
		2,613,776
Oil, Gas & Consumable Fuels - 5.13%
Anadarko Petroleum Corp.	4,110	313,716
Apache Corp.	5,180	469,204
Cabot Oil & Gas Corp.	5,100	387,090
Canadian Natural Resources, Ltd.	12,600	471,843
Carrizo Oil & Gas, Inc. (I)(L)	3,720	98,022
Chevron Corp.	14,330	1,524,712
Concho Resources, Inc. (I)	5,300	496,875
ConocoPhillips	12,100	881,727
Continental Resources, Inc. (I)	5,900	393,589
Devon Energy Corp.	4,270	264,740
Exxon Mobil Corp.	29,275	2,481,349
Inpex Corp.	53	333,295
Karoon Gas Australia, Ltd. (I)	23,639	108,665
Marathon Oil Corp.	11,685	342,020
MEG Energy Corp. (I)	2,900	118,334
MEG Energy Corp. (S)	4,000	163,220
Murphy Oil Corp.	5,700	317,718
Newfield Exploration Company (I)	8,900	335,797
Noble Energy, Inc.	3,520	332,253
Occidental Petroleum Corp.	6,330	593,121
Pioneer Natural Resources Company	3,800	340,024
Range Resources Corp.	3,900	241,566
Rosetta Resources, Inc. (I)(L)	3,460	150,510
The Williams Companies, Inc.	30,900	1,020,318
Valero Energy Corp.	7,800	164,190
Whiting Petroleum Corp. (I)	2,010	93,847
		12,437,745
		15,051,521
Financials - 7.35%
Capital Markets - 0.84%
Ameriprise Financial, Inc.	5,450	270,538
CETIP SA - Balcao Organizado de Ativos
e Derivativos	10,700	154,599
EFG International (I)	62,504	470,925
Franklin Resources, Inc.	730	70,124
Knight Capital Group, Inc., Class A (I)	5,740	67,847
Manning & Napier, Inc. (I)	4,200	52,458
The Goldman Sachs Group, Inc.	4,220	381,615
UBS AG (Swiss Exchange) (I)	48,200	572,534
		2,040,640
Commercial Banks - 2.34%
Banco Santander Brasil SA, ADR	83,200	677,248
Bank of Ireland - London Exchange (I)	1,237,176	132,670
East West Bancorp, Inc.	4,950	97,763
Fifth Third Bancorp	22,400	284,928
Hana Financial Group, Inc.	14,360	442,197
Huntington Bancshares, Inc.	48,100	264,069
Mitsubishi UFJ Financial Group	53,900	228,656
Pinnacle Financial Partners, Inc. (I)(L)	5,490	88,664
PNC Financial Services Group, Inc.	14,890	858,706
Royal Bank of Scotland Group PLC (I)	945,207	299,654
Signature Bank (I)(L)	2,510	150,575
SunTrust Banks, Inc.	11,000	194,700
U.S. Bancorp	14,300	386,815
Wells Fargo & Company	53,600	1,477,216
Western Alliance Bancorp (I)	11,890	74,075
		5,657,936
Consumer Finance - 0.36%
Capital One Financial Corp.	8,020	339,166
Discover Financial Services	13,100	314,400
Netspend Holdings, Inc. (I)(L)	5,040	40,874
SLM Corp.	13,600	182,240
		876,680
Diversified Financial Services - 0.96%
Citigroup, Inc.	10,090	265,468
IntercontinentalExchange, Inc. (I)	2,950	355,623
JPMorgan Chase & Company	40,920	1,360,590
Justice Holdings, Ltd. (I)	6,627	88,509
Moody’s Corp. (L)	7,800	262,704
		2,332,894
Insurance - 2.16%
ACE, Ltd.	6,400	448,768
Aflac, Inc.	9,000	389,340
American International Group, Inc. (I)(L)	25,500	591,600
Assurant, Inc.	6,900	283,314
Berkshire Hathaway, Inc., Class B (I)	2,410	183,883
China Pacific Insurance Group Company, Ltd.	97,600	278,035
Everest Re Group, Ltd.	1,850	155,567
LIG Non-Life Insurance Company, Ltd.	19,980	397,729
MetLife, Inc.	13,000	405,340
New China Life
Insurance Company, Ltd. (I)(S)	39,800	131,700
Prudential Financial, Inc.	7,640	382,917
Resolution, Ltd.	153,252	595,741
The Allstate Corp.	12,000	328,920
Torchmark Corp.	6,775	293,967
Unum Group (L)	7,890	166,242
White Mountains Insurance Group, Ltd.	460	208,592
		5,241,655
Real Estate Investment Trusts - 0.53%
American Capital Agency Corp.	10,900	306,072
Annaly Capital Management, Inc. (L)	22,010	351,280
Digital Realty Trust, Inc.	2,900	193,343
Hospitality Properties Trust (L)	6,400	147,072
Mapletree Industrial Trust	18,000	14,904
Public Storage	2,000	268,920
		1,281,591
Real Estate Management & Development - 0.16%
BR Properties SA	39,900	395,738
		17,827,134
Health Care - 7.32%
Biotechnology - 1.42%
Alkermes PLC (I)	10,400	180,544
Amgen, Inc.	18,660	1,198,159
Ardea Biosciences, Inc. (I)	3,150	52,952
Biogen Idec, Inc. (I)	6,770	745,039
Celgene Corp. (I)(L)	5,600	378,560
Exelixis, Inc. (I)	8,120	38,448
Gilead Sciences, Inc. (I)	11,180	457,597
Immunogen, Inc. (I)	5,360	62,069
Incyte Corp. (I)(L)	4,950	74,300
Ironwood Pharmaceuticals, Inc. (I)	6,490	77,685
Onyx Pharmaceuticals, Inc. (I)	1,990	87,461
Seattle Genetics, Inc. (I)(L)	4,390	73,379

The accompanying notes are an integral part of the financial statements.

35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
United Therapeutics Corp. (I)	500	$23,625
		3,449,818
Health Care Equipment & Supplies - 0.98%
Gen-Probe, Inc. (I)	3,030	179,134
HeartWare International, Inc. (I)(L)	1,720	118,680
Insulet Corp. (I)	4,770	89,819
Intuitive Surgical, Inc. (I)(L)	3,490	1,615,905
Medtronic, Inc.	3,470	132,728
NuVasive, Inc. (I)	2,090	26,313
Tornier BV (I)	1,730	31,140
Volcano Corp. (I)	1,680	39,967
Zoll Medical Corp. (I)	2,110	133,310
		2,366,996
Health Care Providers & Services - 0.96%
Aetna, Inc.	8,400	354,396
Catalyst Health Solutions, Inc. (I)(L)	2,380	123,760
Health Net, Inc. (I)	3,170	96,431
Humana, Inc.	6,310	552,819
McKesson Corp.	3,400	264,894
UnitedHealth Group, Inc.	14,400	729,792
WellCare Health Plans, Inc. (I)	2,150	112,875
WellPoint, Inc.	1,400	92,750
		2,327,717
Health Care Technology - 0.16%
Allscripts Healthcare Solutions, Inc. (I)(L)	6,950	131,633
SXC Health Solutions Corp. (I)	4,330	244,558
		376,191
Life Sciences Tools & Services - 0.05%
PAREXEL International Corp. (I)	5,840	121,122
Pharmaceuticals - 3.75%
Abbott Laboratories	21,530	1,210,632
AstraZeneca PLC	4,522	209,458
AstraZeneca PLC, ADR (L)	700	32,403
Bristol-Myers Squibb Company	17,700	623,748
Daiichi Sankyo Company, Ltd.	16,500	326,823
Eisai Company, Ltd.	5,500	227,652
Elan Corp. PLC, ADR (I)	12,500	171,750
Eli Lilly & Company (L)	39,080	1,624,165
Forest Laboratories, Inc. (I)	7,260	219,688
Johnson & Johnson	11,610	761,384
Merck & Company, Inc.	28,610	1,078,597
Perrigo Company (L)	5,700	554,610
Pfizer, Inc.	63,555	1,375,330
Salix Pharmaceuticals, Ltd. (I)(L)	2,780	133,023
Shionogi & Company, Ltd.	14,600	187,399
UCB SA	8,678	364,235
		9,100,897
		17,742,741
Industrials - 7.10%
Aerospace & Defense - 1.50%
BAE Systems PLC	122,710	541,047
DigitalGlobe, Inc. (I)	8,540	146,119
Esterline Technologies Corp. (I)	1,330	74,440
General Dynamics Corp.	7,380	490,106
L-3 Communications Holdings, Inc.	5,260	350,737
Moog, Inc., Class A (I)	2,690	118,172
Northrop Grumman Corp.	6,620	387,138
Qinetiq PLC	225,575	463,375
Raytheon Company (L)	9,440	456,707
Teledyne Technologies, Inc. (I)	470	25,780
The Boeing Company	1,800	132,030
TransDigm Group, Inc. (I)	4,700	449,696
		3,635,347
Airlines - 0.06%
JetBlue Airways Corp. (I)	16,120	83,824
US Airways Group, Inc. (I)	11,200	56,784
		140,608
Building Products - 0.35%
Kingspan Group Plc	15,727	130,012
Masco Corp.	45,700	478,936
Owens Corning, Inc. (I)	4,818	138,373
Trex Company, Inc. (I)	4,210	96,451
		843,772
Commercial Services & Supplies - 0.20%
Corrections Corp. of America (I)	5,355	109,081
Pitney Bowes, Inc. (L)	10,200	189,108
SYKES Enterprises, Inc. (I)	7,820	122,461
The Geo Group, Inc. (I)(L)	3,300	55,275
		475,925
Construction & Engineering - 0.29%
Fluor Corp.	5,100	256,275
Vinci SA	10,449	455,870
		712,145
Electrical Equipment - 0.47%
AMETEK, Inc.	8,000	336,800
Belden, Inc. (L)	13,100	435,968
Polypore International, Inc. (I)	640	28,154
Roper Industries, Inc. (L)	3,870	336,187
		1,137,109
Industrial Conglomerates - 1.16%
3M Company	7,760	634,225
Beijing Enterprises Holdings, Ltd.	68,500	411,961
General Electric Company	68,280	1,222,895
Nava Bharat Ventures, Ltd.	61,736	213,085
Shanghai Industrial Holdings, Ltd.	124,000	339,663
		2,821,829
Machinery - 2.16%
Caterpillar, Inc.	6,370	577,122
CNH Global NV (I)(L)	5,700	205,143
Colfax Corp. (I)(L)	2,020	57,530
Cummins, Inc.	3,300	290,466
Deere & Company	5,500	425,425
Donaldson Company, Inc.	14,300	973,544
Dover Corp.	2,600	150,930
Meritor, Inc. (I)	9,460	50,327
Middleby Corp. (I)	670	63,007
Pall Corp.	15,400	880,110
Parker Hannifin Corp.	4,070	310,338
Stanley Black & Decker, Inc.	4,600	310,960
The Weir Group PLC	9,305	291,920
Vallourec SA	3,934	254,266
Wabtec Corp.	5,800	405,710
		5,246,798
Professional Services - 0.26%
The Advisory Board Company (I)	3,080	228,567
Towers Watson & Company, Class A	1,800	107,874
Verisk Analytics, Inc., Class A (I)	7,100	284,923
		621,364

The accompanying notes are an integral part of the financial statements.

36

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail - 0.33%
J.B. Hunt Transport Services, Inc. (L)	2,782	$125,385
Localiza Rent a Car SA	6,380	87,564
Norfolk Southern Corp. (L)	6,620	482,333
Old Dominion Freight Line, Inc. (I)	2,440	98,893
		794,175
Trading Companies & Distributors - 0.32%
Fastenal Company (L)	5,100	222,411
Mitsui & Company, Ltd.	26,100	405,154
United Rentals, Inc. (I)(L)	5,530	163,412
		790,977
		17,220,049
Information Technology - 12.18%
Communications Equipment - 1.49%
Aruba Networks, Inc. (I)(L)	5,720	105,934
Cisco Systems, Inc.	65,150	1,177,912
Comverse Technology, Inc. (I)	206,301	1,415,225
F5 Networks, Inc. (I)	2,200	233,464
Finisar Corp. (I)	7,620	127,597
Ixia (I)(L)	6,290	66,108
Motorola Solutions, Inc.	5,400	249,966
QUALCOMM, Inc.	4,000	218,800
Riverbed Technology, Inc. (I)	900	21,150
		3,616,156
Computers & Peripherals - 2.12%
Apple, Inc. (I)	8,550	3,462,750
Dell, Inc. (I)	47,200	690,536
Lexmark International, Inc., Class A	2,700	89,289
SanDisk Corp. (I)	13,800	679,098
Seagate Technology PLC	7,400	121,360
Western Digital Corp. (I)	3,200	99,040
		5,142,073
Electronic Equipment, Instruments & Components - 0.43%
Coherent, Inc. (I)	1,560	81,541
Fabrinet (I)	5,360	73,325
FUJIFILM Holdings Corp.	16,300	385,521
Jabil Circuit, Inc.	11,740	230,808
Trimble Navigation, Ltd. (I)	4,500	195,300
Universal Display Corp. (I)(L)	1,780	65,308
		1,031,803
Internet Software & Services - 1.50%
DealerTrack Holdings, Inc. (I)	2,300	62,698
eBay, Inc. (I)	20,230	613,576
Google, Inc., Class A (I)	1,500	968,850
IAC/InterActiveCorp (L)	4,310	183,606
Liquidity Services, Inc. (I)	2,300	84,870
LivePerson, Inc. (I)	8,520	106,926
MercadoLibre, Inc.	1,300	103,402
Netease.com, Inc., ADR (I)(L)	8,600	385,710
Rackspace Hosting, Inc. (I)(L)	9,200	395,692
Sohu.com, Inc. (I)(L)	10,480	524,000
Yahoo! Japan Corp.	644	207,244
		3,636,574
IT Services - 2.39%
Accenture PLC, Class A	3,900	207,597
Amdocs, Ltd. (I)	15,200	433,656
Cielo SA	9,400	242,906
International Business Machines Corp.	6,660	1,224,641
MasterCard, Inc., Class A	3,960	1,476,367
Sapient Corp. (L)	17,710	223,146
Syntel, Inc.	2,700	126,279
Teradata Corp. (I)	2,700	130,977
The Western Union Company	83,200	1,519,232
VeriFone Systems, Inc. (I)	3,140	111,533
Wright Express Corp. (I)	1,850	100,418
		5,796,752
Semiconductors & Semiconductor Equipment - 1.25%
ASML Holding NV (L)	7,200	300,888
Broadcom Corp., Class A (I)	5,100	149,736
Cavium Inc. (I)	1,820	51,743
Cypress Semiconductor Corp. (I)	6,520	110,123
Intel Corp.	53,000	1,285,250
Lattice Semiconductor Corp. (I)	13,700	81,378
LSI Corp. (I)	26,400	157,080
Maxim Integrated Products, Inc.	10,600	276,024
Mindspeed Technologies, Inc. (I)	8,350	38,243
NVIDIA Corp. (I)	14,600	202,356
Skyworks Solutions, Inc. (I)	9,920	160,902
Teradyne, Inc. (I)	7,200	98,136
Wolfson Microelectronics PLC (I)	54,806	111,487
		3,023,346
Software - 3.00%
Activision Blizzard, Inc.	58,200	717,024
ANSYS, Inc. (I)	6,600	378,048
Ariba, Inc. (I)(L)	5,058	142,029
Autodesk, Inc. (I)	4,100	124,353
BMC Software, Inc. (I)	700	22,946
BroadSoft, Inc. (I)(L)	3,890	117,478
CA, Inc.	16,900	341,634
Cadence Design Systems, Inc. (I)(L)	23,790	247,416
Changyou.com, Ltd., ADR (I)(L)	6,800	156,740
Concur Technologies, Inc. (I)(L)	3,330	169,131
Electronic Arts, Inc. (I)	34,500	710,700
Jive Software Inc (I)	4,030	64,480
Microsoft Corp.	54,190	1,406,772
MicroStrategy, Inc., Class A (I)(L)	1,035	112,111
Nintendo Company, Ltd.	4,480	617,599
Nuance Communications, Inc. (I)	9,000	226,440
Oracle Corp.	43,960	1,127,574
Parametric Technology Corp. (I)	4,480	81,805
Pegasystems, Inc. (L)	1,800	52,920
RealPage, Inc. (I)	1,880	47,508
Symantec Corp. (I)	18,600	291,090
VMware, Inc., Class A (I)	1,500	124,785
		7,280,583
		29,527,287
Materials - 2.32%
Chemicals - 0.82%
CF Industries Holdings, Inc.	670	97,137
Eastman Chemical Company	7,200	281,232
Huabao International Holdings, Ltd. (L)	1,059,000	543,118
Methanex Corp.	6,130	139,887
Monsanto Company	1,900	133,133
PPG Industries, Inc.	4,750	396,578
The Sherwin-Williams Company	4,400	392,788
		1,983,873
Construction Materials - 0.37%
CRH PLC (London Exchange)	26,421	519,766
HeidelbergCement AG	8,841	375,165
		894,931
Metals & Mining - 0.97%
Aston Resources, Ltd. (I)	2,031	18,859

The accompanying notes are an integral part of the financial statements.

37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Barrick Gold Corp.	3,100	$140,275
BHP Billiton, Ltd., ADR (L)	2,500	176,575
Detour Gold Corp. (I)	13,220	326,364
Freeport-McMoRan Copper & Gold, Inc. (L)	11,710	430,811
Iluka Resources, Ltd.	8,230	130,029
Kinross Gold Corp.	16,100	183,540
Newmont Mining Corp.	6,300	378,063
Worthington Industries, Inc.	16,100	263,718
Xingda International Holdings, Ltd.	694,000	312,386
		2,360,620
Paper & Forest Products - 0.16%
Domtar Corp. (L)	600	47,976
International Paper Company	11,300	334,480
		382,456
		5,621,880
Telecommunication Services - 1.20%
Diversified Telecommunication Services - 0.99%
AT&T, Inc.	28,060	848,534
Deutsche Telekom AG	31,865	365,586
Verizon Communications, Inc.	29,930	1,200,792
		2,414,912
Wireless Telecommunication Services - 0.21%
American Tower Corp., Class A	4,100	246,041
Softbank Corp.	6,100	179,471
Sprint Nextel Corp. (I)(L)	35,000	81,900
		507,412
		2,922,324
Utilities - 1.74%
Electric Utilities - 0.62%
American Electric Power Company, Inc.	6,400	264,384
Entergy Corp.	6,970	509,159
Exelon Corp. (L)	8,000	346,960
Pinnacle West Capital Corp.	7,700	370,986
		1,491,489
Gas Utilities - 0.09%
Snam Rete Gas SpA	51,314	225,544
Independent Power Producers & Energy Traders - 0.11%
The AES Corp. (I)	23,400	277,056
Multi-Utilities - 0.77%
Ameren Corp.	12,320	408,162
Consolidated Edison, Inc. (L)	3,400	210,902
Public Service Enterprise Group, Inc.	14,500	478,645
Wisconsin Energy Corp. (L)	5,600	195,776
Xcel Energy, Inc.	20,800	574,912
		1,868,397
Water Utilities - 0.15%
Cia de Saneamento de Minas Gerais	20,400	365,292
	4,227,778
TOTAL COMMON STOCKS (Cost $144,120,296)		$143,700,827

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 12.44%
U.S. Government Agency - 7.25%
Federal Home Loan Mortgage Corp.
4.500%, 10/01/2038	$95,950	101,637
5.125%, 10/18/2016	400,000	473,162
5.250%, 04/18/2016	300,000	353,546
Federal National Mortgage Association
3.500%, TBA (C)	1,000,000	1,028,716
4.000%, TBA (C)	8,500,000	8,928,806
4.500%, TBA (C)	200,000	212,871
4.520%, 04/01/2020	293,877	327,099
4.680%, 02/01/2020	293,875	329,650
4.875%, 12/15/2016	200,000	235,679
5.500%, TBA (C)	1,800,000	1,960,046
Government National Mortgage Association
4.000%, TBA (C)	3,000,000	3,218,140
5.000%, 04/15/2036 to 04/15/2038	365,487	405,037
		17,574,389
U.S. Government - 5.19%
U.S. Treasury Bonds
3.875%, 08/15/2040	475,000	568,145
4.250%, 05/15/2039 (D)(F)	675,000	857,145
4.375%, 02/15/2038 (F)	175,000	225,969
4.625%, 02/15/2040	500,000	673,047
4.750%, 02/15/2041	1,050,000	1,444,242
6.250%, 08/15/2023 (F)	100,000	143,063
U.S. Treasury Notes
0.625%, 07/15/2014	2,350,000	2,368,358
0.750%, 12/15/2013	1,850,000	1,867,995
3.125%, 08/31/2013	3,075,000	3,221,902
4.250%, 11/15/2014	1,100,000	1,221,602
		12,591,468
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $29,088,058)		$30,165,857

FOREIGN GOVERNMENT
OBLIGATIONS - 0.39%
Brazil - 0.27%
Federative Republic of Brazil
5.875%, 01/15/2019	335,000	396,138
10.000%, 01/01/2014	500,000	265,493
		661,631
Mexico - 0.07%
Government of Mexico
5.625%, 01/15/2017	140,000	161,000
Qatar - 0.05%
Government of Qatar
4.000%, 01/20/2015 (S)	120,000	125,580
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $912,495)		$948,211

CORPORATE BONDS - 14.13%
Consumer Discretionary - 1.91%
AutoZone, Inc.
4.000%, 11/15/2020	135,000	138,258
British Sky Broadcasting Group PLC
5.625%, 10/15/2015 (S)	40,000	44,860
CBS Corp.
5.750%, 04/15/2020	90,000	101,152
8.200%, 05/15/2014	95,000	107,723
CCO Holdings LLC
7.375%, 06/01/2020	20,000	21,100
Comcast Cable Communications LLC
8.500%, 05/01/2027	50,000	67,104
Comcast Corp.
6.450%, 03/15/2037	275,000	332,780

The accompanying notes are an integral part of the financial statements.

38

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
COX Communications, Inc.
5.450%, 12/15/2014	$80,000	$88,814
6.250%, 06/01/2018 (S)	35,000	40,747
8.375%, 03/01/2039 (S)	180,000	240,617
CSC Holdings, Inc.
7.625%, 07/15/2018	50,000	55,000
Daimler Finance North America LLC
7.300%, 01/15/2012	210,000	210,391
DIRECTV Holdings LLC
3.500%, 03/01/2016	115,000	118,579
4.600%, 02/15/2021	100,000	103,936
4.750%, 10/01/2014	70,000	75,621
5.200%, 03/15/2020	45,000	48,485
DISH DBS Corp.
6.750%, 06/01/2021	10,000	10,775
Ford Motor Company
7.450%, 07/16/2031	65,000	78,000
Historic TW, Inc.
6.625%, 05/15/2029	100,000	117,715
Home Depot, Inc.
5.875%, 12/16/2036	225,000	281,823
Liberty Media LLC
8.250%, 02/01/2030	15,000	14,419
Limited Brands, Inc.
7.000%, 05/01/2020	10,000	10,825
Macy’s Retail Holdings, Inc.
5.900%, 12/01/2016	60,000	67,063
6.900%, 04/01/2029	50,000	54,918
NBCUniversal Media LLC
5.150%, 04/30/2020	200,000	222,599
NetFlix, Inc.
8.500%, 11/15/2017	15,000	15,488
News America, Inc.
7.280%, 06/30/2028	140,000	158,645
7.850%, 03/01/2039	75,000	91,182
Phillips-Van Heusen Corp.
7.375%, 05/15/2020	20,000	21,700
Princeton University
5.700%, 03/01/2039	40,000	52,153
QVC, Inc.
7.500%, 10/01/2019 (S)	20,000	21,450
Staples, Inc.
9.750%, 01/15/2014	170,000	194,408
Tenneco, Inc.
8.125%, 11/15/2015	20,000	20,800
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	35,000	39,988
Time Warner Cable, Inc.
4.000%, 09/01/2021	60,000	60,680
5.000%, 02/01/2020	90,000	98,574
5.850%, 05/01/2017	75,000	85,432
5.875%, 11/15/2040	120,000	129,629
6.750%, 07/01/2018	100,000	118,740
8.250%, 02/14/2014	50,000	56,363
Time Warner, Inc.
4.000%, 01/15/2022	15,000	15,466
5.875%, 11/15/2016	15,000	17,317
6.250%, 03/29/2041	100,000	119,667
7.625%, 04/15/2031	200,000	257,801
Viacom, Inc.
6.875%, 04/30/2036	190,000	237,392
Videotron Ltee
9.125%, 04/15/2018	135,000	148,669
Wynn Las Vegas LLC
7.750%, 08/15/2020	15,000	16,650
		4,631,498
Consumer Staples - 1.22%
Altria Group, Inc.
4.750%, 05/05/2021	70,000	77,043
9.700%, 11/10/2018	240,000	322,813
10.200%, 02/06/2039	25,000	38,842
Bottling Group LLC
5.125%, 01/15/2019	45,000	52,484
Cargill, Inc.
4.307%, 05/14/2021 (S)	160,000	173,847
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	170,000	172,987
Coca-Cola Refreshments USA, Inc.
7.375%, 03/03/2014	1,000	1,136
Constellation Brands, Inc.
7.250%, 05/15/2017	15,000	16,500
CVS Caremark Corp.
6.125%, 08/15/2016	110,000	128,142
6.250%, 06/01/2027	65,000	78,538
6.600%, 03/15/2019	100,000	121,855
Dr Pepper Snapple Group, Inc.
2.350%, 12/21/2012	45,000	45,625
General Mills, Inc.
5.250%, 08/15/2013	160,000	171,010
Kraft Foods, Inc.
6.500%, 02/09/2040	55,000	71,416
6.875%, 01/26/2039	90,000	119,679
Lorillard Tobacco Company
3.500%, 08/04/2016	11,000	11,129
6.875%, 05/01/2020	50,000	55,854
8.125%, 06/23/2019	36,000	42,871
PepsiCo, Inc.
7.900%, 11/01/2018	114,000	153,865
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	200,000	225,558
Reynolds American, Inc.
7.250%, 06/01/2013	45,000	48,268
Smithfield Foods, Inc.
10.000%, 07/15/2014	20,000	23,250
The Coca-Cola Company
1.800%, 09/01/2016	144,000	146,503
The Kroger Company
6.200%, 06/15/2012	50,000	51,192
6.750%, 04/15/2012	160,000	162,666
Wal-Mart Stores, Inc.
6.200%, 04/15/2038	325,000	435,618
		2,948,691
Energy - 1.11%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	190,000	216,252
BP Capital Markets PLC
3.125%, 10/01/2015	250,000	261,902
4.742%, 03/11/2021	50,000	56,611
4.750%, 03/10/2019	20,000	22,208
Burlington Resources Finance Company
7.400%, 12/01/2031	25,000	34,438
Chesapeake Energy Corp.
6.875%, 11/15/2020	20,000	21,400
ConocoPhillips
4.600%, 01/15/2015	85,000	94,023
5.900%, 05/15/2038	245,000	309,308

The accompanying notes are an integral part of the financial statements.

39

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Consol Energy, Inc.
8.000%, 04/01/2017	$5,000	$5,475
8.250%, 04/01/2020	10,000	11,050
El Paso Corp.
7.000%, 06/15/2017	65,000	71,201
Energy Transfer Equity LP
7.500%, 10/15/2020	10,000	10,925
Harvest Operations Corp.
6.875%, 10/01/2017 (S)	10,000	10,350
Kinder Morgan Energy Partners LP
5.800%, 03/01/2021	200,000	226,253
6.850%, 02/15/2020	100,000	117,545
Kinder Morgan Finance Company LLC
6.000%, 01/15/2018 (S)	10,000	10,175
Newfield Exploration Company
5.750%, 01/30/2022	10,000	10,800
7.125%, 05/15/2018	10,000	10,675
Nexen, Inc.
6.200%, 07/30/2019	100,000	116,175
7.500%, 07/30/2039	20,000	23,936
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	200,000	202,044
Peabody Energy Corp.
6.500%, 09/15/2020	41,000	43,050
Petrobras International Finance Company
5.375%, 01/27/2021	275,000	288,812
Petroleos Mexicanos
5.500%, 01/21/2021	125,000	135,625
Pioneer Natural Resources Company
6.650%, 03/15/2017	25,000	27,668
Plains All American Pipeline LP
5.750%, 01/15/2020	70,000	78,098
Range Resources Corp.
5.750%, 06/01/2021	5,000	5,413
6.750%, 08/01/2020	5,000	5,550
7.500%, 10/01/2017	10,000	10,625
Statoil ASA
3.125%, 08/17/2017	100,000	105,497
Transocean, Inc.
4.950%, 11/15/2015	150,000	153,199
		2,696,283
Financials - 5.49%
ACE INA Holdings, Inc.
5.700%, 02/15/2017	75,000	86,518
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	30,000	33,864
AMB Property LP
6.125%, 12/01/2016	155,000	169,302
American Express Centurion Bank
6.000%, 09/13/2017	250,000	282,771
American Express Credit Corp.
7.300%, 08/20/2013	100,000	108,539
American International Group, Inc.
4.875%, 09/15/2016	125,000	118,313
5.450%, 05/18/2017	100,000	95,586
Bank of America Corp.
3.625%, 03/17/2016	110,000	101,415
5.625%, 07/01/2020	165,000	152,366
5.650%, 05/01/2018	265,000	252,414
5.750%, 12/01/2017	210,000	198,398
5.875%, 01/05/2021	100,000	95,150
Barclays Bank PLC
5.125%, 01/08/2020	150,000	154,033
6.050%, 12/04/2017 (S)	100,000	90,448
Brandywine Operating Partnership LP
4.950%, 04/15/2018	75,000	73,828
7.500%, 05/15/2015	125,000	137,092
Capital One Financial Corp.
6.150%, 09/01/2016	225,000	234,167
7.375%, 05/23/2014	45,000	49,447
CIT Group, Inc.
7.000%, 05/04/2015 (S)	30,000	30,038
Citigroup, Inc.
4.500%, 01/14/2022	65,000	62,507
5.000%, 09/15/2014	70,000	69,288
5.500%, 08/27/2012	100,000	101,613
6.125%, 11/21/2017 to 08/25/2036	480,000	478,035
6.500%, 08/19/2013	245,000	255,068
6.875%, 03/05/2038	25,000	27,420
Credit Suisse AG
6.000%, 02/15/2018	355,000	350,024
Discover Financial Services
6.450%, 06/12/2017	140,000	146,286
DuPont Fabros Technology LP
8.500%, 12/15/2017	25,000	26,750
Equity One, Inc.
6.000%, 09/15/2017	80,000	83,382
ERP Operating LP
5.250%, 09/15/2014	125,000	133,042
Federal Realty Investment Trust
5.650%, 06/01/2016	20,000	21,603
Fifth Third Bancorp
3.625%, 01/25/2016	120,000	121,774
General Electric Capital Corp.
3.750%, 11/14/2014	150,000	158,132
4.650%, 10/17/2021	225,000	234,733
5.300%, 02/11/2021	215,000	229,741
5.625%, 05/01/2018	75,000	83,978
5.875%, 01/14/2038	25,000	26,443
6.750%, 03/15/2032	90,000	105,225
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
8.125%, 06/15/2038	15,000	14,850
HCP, Inc.
3.750%, 02/01/2016	15,000	15,265
5.650%, 12/15/2013	185,000	194,586
6.000%, 01/30/2017	35,000	37,878
Health Care REIT, Inc.
5.250%, 01/15/2022	166,000	162,568
Host Hotels & Resorts LP
6.375%, 03/15/2015	15,000	15,263
6.750%, 06/01/2016	25,000	25,688
HSBC Holdings PLC
5.100%, 04/05/2021	320,000	339,904
International Lease Finance Corp.
5.650%, 06/01/2014	30,000	28,650
6.375%, 03/25/2013	38,000	37,810
JPMorgan Chase & Company
3.700%, 01/20/2015	100,000	103,695
4.350%, 08/15/2021	85,000	85,809
5.400%, 01/06/2042	70,000	72,908
6.000%, 01/15/2018	295,000	329,041
6.125%, 06/27/2017	100,000	109,936
6.400%, 05/15/2038	250,000	289,706
Kemper Corp.
6.000%, 05/15/2017	10,000	10,618
Kimco Realty Corp.
6.875%, 10/01/2019	120,000	138,040

The accompanying notes are an integral part of the financial statements.

40

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Lazard Group LLC
6.850%, 06/15/2017	$200,000	$209,842
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)	250,000	260,742
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)	125,000	120,349
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	100,000	146,032
Merrill Lynch & Company, Inc.
6.220%, 09/15/2026	100,000	82,450
6.400%, 08/28/2017	55,000	53,269
6.875%, 04/25/2018	165,000	162,639
MetLife, Inc.
5.000%, 06/15/2015	150,000	163,435
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	325,000	333,561
5.125%, 04/10/2013 (S)	25,000	26,118
Morgan Stanley
4.200%, 11/20/2014	100,000	96,457
5.500%, 07/28/2021	150,000	138,645
6.000%, 04/28/2015	100,000	100,189
6.625%, 04/01/2018	400,000	394,878
Nationwide Mutual Insurance Company
9.375%, 08/15/2039 (S)	150,000	181,006
Nordea Bank AB
4.875%, 05/13/2021 (S)	240,000	202,777
PNC Funding Corp.
5.625%, 02/01/2017	300,000	326,735
Provident Funding Associates LP
10.250%, 04/15/2017 (S)	25,000	23,313
Realty Income Corp.
6.750%, 08/15/2019	130,000	148,151
SLM Corp.
6.250%, 01/25/2016	215,000	209,120
8.450%, 06/15/2018	10,000	10,300
SunTrust Banks, Inc.
3.600%, 04/15/2016	140,000	142,595
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	275,000	278,558
The Bear Stearns Companies LLC
6.400%, 10/02/2017	115,000	128,513
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	245,000	236,769
5.250%, 07/27/2021	170,000	165,780
5.375%, 03/15/2020	30,000	29,601
6.150%, 04/01/2018	145,000	149,614
6.250%, 09/01/2017	85,000	88,883
6.750%, 10/01/2037	155,000	144,011
7.500%, 02/15/2019	110,000	121,451
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	160,000	156,576
UDR, Inc.
6.050%, 06/01/2013	60,000	62,425
Unum Group
7.125%, 09/30/2016	45,000	51,360
Ventas Realty LP
4.750%, 06/01/2021	115,000	110,950
Wachovia Corp.
5.750%, 06/15/2017	155,000	175,166
WEA Finance LLC
7.500%, 06/02/2014 (S)	100,000	109,636
Wells Fargo & Company
3.676%, 06/15/2016	325,000	339,694
4.950%, 10/16/2013	240,000	251,934
		13,324,472
Health Care - 0.91%
AmerisourceBergen Corp.
5.875%, 09/15/2015	75,000	85,498
Amgen, Inc.
3.450%, 10/01/2020	100,000	97,646
3.875%, 11/15/2021	170,000	171,480
6.900%, 06/01/2038	100,000	122,977
Cigna Corp.
4.000%, 02/15/2022	250,000	247,582
Express Scripts, Inc.
3.125%, 05/15/2016	80,000	80,460
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	15,000	16,819
HCA, Inc.
7.250%, 09/15/2020	5,000	5,275
8.500%, 04/15/2019	55,000	60,225
McKesson Corp.
7.500%, 02/15/2019	5,000	6,403
Medco Health Solutions, Inc.
7.125%, 03/15/2018	60,000	69,918
Merck & Company, Inc.
3.875%, 01/15/2021	150,000	168,800
4.000%, 06/30/2015	125,000	137,677
Pfizer, Inc.
6.200%, 03/15/2019	170,000	209,701
7.200%, 03/15/2039	50,000	73,675
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	150,000	182,257
St. Jude Medical, Inc.
2.500%, 01/15/2016	95,000	98,012
Tenet Healthcare Corp.
8.875%, 07/01/2019	40,000	44,900
Thermo Fisher Scientific, Inc.
3.200%, 05/01/2015	40,000	42,286
UnitedHealth Group, Inc.
3.375%, 11/15/2021	195,000	201,595
WellPoint, Inc.
4.350%, 08/15/2020	35,000	37,795
7.000%, 02/15/2019	30,000	36,187
		2,197,168
Industrials - 0.47%
Bombardier, Inc.
7.750%, 03/15/2020 (S)	25,000	27,250
Case New Holland, Inc.
7.875%, 12/01/2017	5,000	5,650
CNH America LLC
7.250%, 01/15/2016	15,000	16,088
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	41,934	43,661
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	45,735	46,705
Crown Americas LLC
7.625%, 05/15/2017	35,000	38,194
Deluxe Corp.
7.375%, 06/01/2015	15,000	15,188
ERAC USA Finance LLC
6.375%, 10/15/2017 (S)	235,000	271,622

The accompanying notes are an integral part of the financial statements.

41

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Esterline Technologies Corp.
7.000%, 08/01/2020	$5,000	$5,275
GATX Corp.
4.750%, 05/15/2015	65,000	69,292
General Electric Company
5.250%, 12/06/2017	205,000	235,352
International Lease Finance Corp.
6.750%, 09/01/2016 (S)	10,000	10,250
7.125%, 09/01/2018 (S)	135,000	139,725
John Deere Capital Corp.
3.150%, 10/15/2021	40,000	40,749
Masco Corp.
6.500%, 08/15/2032	15,000	13,398
Navistar International Corp.
8.250%, 11/01/2021	13,000	13,829
Textron, Inc.
7.250%, 10/01/2019	60,000	67,840
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	14,516	13,355
Waste Management, Inc.
6.375%, 03/11/2015	60,000	68,465
		1,141,888
Information Technology - 0.35%
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	10,000	10,100
Avnet, Inc.
6.625%, 09/15/2016	75,000	83,918
eAccess, Ltd.
8.250%, 04/01/2018 (S)	5,000	4,750
Equinix, Inc.
8.125%, 03/01/2018	20,000	21,800
Hewlett-Packard Company
3.000%, 09/15/2016	350,000	352,546
3.300%, 12/09/2016	150,000	153,200
International Business Machines Corp.
1.950%, 07/22/2016	140,000	144,114
Jabil Circuit, Inc.
5.625%, 12/15/2020	5,000	5,088
Seagate HDD Cayman
6.875%, 05/01/2020	55,000	56,513
7.000%, 11/01/2021 (S)	5,000	5,125
		837,154
Materials - 0.51%
Agrium, Inc.
7.125%, 05/23/2036	85,000	114,314
ArcelorMittal
5.500%, 03/01/2021	125,000	114,699
6.125%, 06/01/2018	75,000	74,048
Ball Corp.
6.750%, 09/15/2020	30,000	32,625
7.125%, 09/01/2016	5,000	5,438
CF Industries, Inc.
7.125%, 05/01/2020	15,000	17,738
Clearwater Paper Corp.
7.125%, 11/01/2018	5,000	5,200
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	5,000	5,536
Nalco Company
6.625%, 01/15/2019 (S)	15,000	17,363
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	30,000	32,850
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/2015	45,000	45,385
6.500%, 07/15/2018	125,000	150,622
Rock-Tenn Company
9.250%, 03/15/2016	15,000	15,900
The Dow Chemical Company
4.125%, 11/15/2021	50,000	51,266
4.250%, 11/15/2020	125,000	129,882
5.900%, 02/15/2015	150,000	166,932
Vale Canada, Ltd.
5.700%, 10/15/2015	60,000	65,336
Xstrata Canada Financial Corp.
3.600%, 01/15/2017 (S)	200,000	201,694
		1,246,828
Telecommunication Services - 0.92%
AT&T, Inc.
3.875%, 08/15/2021	190,000	200,892
5.500%, 02/01/2018	160,000	185,156
6.300%, 01/15/2038	400,000	490,201
Cricket Communications, Inc.
7.750%, 05/15/2016	25,000	25,813
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	100,000	139,300
Frontier Communications Corp.
7.125%, 03/15/2019	35,000	34,125
8.250%, 04/15/2017	10,000	10,225
Qwest Communications International, Inc.
7.125%, 04/01/2018	20,000	20,800
8.000%, 10/01/2015	20,000	21,309
Qwest Corp.
8.375%, 05/01/2016	55,000	63,012
SBA Telecommunications, Inc.
8.250%, 08/15/2019	15,000	16,313
Telecom Italia Capital SA
5.250%, 11/15/2013	150,000	144,108
6.000%, 09/30/2034	25,000	18,499
Telefonica Emisiones SAU
3.992%, 02/16/2016	80,000	76,934
5.134%, 04/27/2020	75,000	70,426
Verizon Communications, Inc.
5.550%, 02/15/2016	50,000	57,224
8.750%, 11/01/2018	285,000	384,852
8.950%, 03/01/2039	25,000	39,967
Verizon Wireless Capital LLC
5.550%, 02/01/2014	165,000	179,284
Windstream Corp.
7.875%, 11/01/2017	20,000	21,650
8.125%, 09/01/2018	20,000	21,425
		2,221,515
Utilities - 1.24%
Carolina Power & Light Company
3.000%, 09/15/2021	165,000	169,507
5.300%, 01/15/2019	55,000	64,377
6.500%, 07/15/2012	40,000	41,197
CenterPoint Energy Houston Electric LLC,
Series U
7.000%, 03/01/2014	45,000	50,588
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	20,000	22,933
CenterPoint Energy, Inc.
6.500%, 05/01/2018	70,000	81,697
Centrais Eletricas Brasileiras SA
5.750%, 10/27/2021 (S)	270,000	280,530

The accompanying notes are an integral part of the financial statements.

42

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Commonwealth Edison Company
4.000%, 08/01/2020	$20,000	$21,536
5.950%, 08/15/2016	150,000	175,028
Dominion Resources, Inc.
6.400%, 06/15/2018	70,000	84,458
7.000%, 06/15/2038	65,000	87,776
Duke Energy Corp.
5.650%, 06/15/2013	160,000	170,440
Edison International
3.750%, 09/15/2017	85,000	87,490
Ferrellgas LP
6.500%, 05/01/2021	5,000	4,400
FirstEnergy Corp.
7.375%, 11/15/2031	100,000	122,797
Georgia Power Company
5.250%, 12/15/2015	100,000	113,566
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	5,000	5,400
MidAmerican Energy Company
5.125%, 01/15/2013	100,000	104,279
Nevada Power Company
6.500%, 08/01/2018	70,000	84,389
NiSource Finance Corp.
6.400%, 03/15/2018	75,000	86,217
Northern States Power Company
6.250%, 06/01/2036	35,000	48,374
NRG Energy, Inc.
7.375%, 01/15/2017	15,000	15,563
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	70,000	98,560
Progress Energy Inc.
7.000%, 10/30/2031	50,000	66,379
Puget Sound Energy, Inc.
5.757%, 10/01/2039	140,000	172,147
Sempra Energy
6.000%, 10/15/2039	75,000	92,361
6.500%, 06/01/2016	115,000	134,174
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	70,000	81,220
Southern California Edison Company
6.000%, 01/15/2034	120,000	154,365
The AES Corp.
8.000%, 06/01/2020	45,000	49,500
Wisconsin Energy Corp.
6.200%, 04/01/2033	15,000	19,121
Wisconsin Power and Light Company
5.000%, 07/15/2019	125,000	145,137
Xcel Energy, Inc.
4.700%, 05/15/2020	65,000	73,231
		3,008,737
TOTAL CORPORATE BONDS (Cost $32,195,234)		$34,254,234

MUNICIPAL BONDS - 1.12%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	150,000	194,909
City of Chicago (Illinois) 6.845%, 01/01/2038	155,000	171,411
Illinois State Toll Highway Authority
6.184%, 01/01/2034	95,000	112,169
Irvine Ranch Water District Joint Powers
Agency (California) 2.605%, 03/15/2014	130,000	135,103
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	150,000	165,945
Maryland State Transportation Authority
5.888%, 07/01/2043	40,000	50,741
Massachusetts School Building Authority
5.715%, 08/15/2039	120,000	149,093
New Jersey State Turnpike Authority
7.414%, 01/01/2040	100,000	142,627
New York State Thruway Authority
5.883%, 04/01/2030	185,000	230,910
North Texas Tollway Authority (Texas)
6.718%, 01/01/2049	155,000	192,271
Ohio State University 4.800%, 06/01/2111	31,000	32,332
Port Authority of New York & New Jersey
(New York) 6.040%, 12/01/2029	45,000	55,159
State of California
7.300%, 10/01/2039	175,000	208,504
7.550%, 04/01/2039	150,000	183,564
7.600%, 11/01/2040	30,000	37,073
State of Illinois
5.665%, 03/01/2018	235,000	251,692
5.877%, 03/01/2019	155,000	166,765
University of California 5.770%, 05/15/2043	85,000	97,654
University of Missouri 5.960%, 11/01/2039	110,000	142,459
TOTAL MUNICIPAL BONDS (Cost $2,318,490)		$2,720,381

CAPITAL PREFERRED SECURITIES - 0.06%
Financials - 0.06%
ACE Capital Trust II
9.700%, 04/01/2030	$75,000	$99,176
NB Capital Trust IV
8.250%, 04/15/2027	55,000	50,600
		149,776
TOTAL CAPITAL PREFERRED SECURITIES (Cost $140,119)		$149,776

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.66%
Commercial & Residential - 0.66%
American Tower Trust, Series 2007-1A,
Class AFX 5.420%, 04/15/2037 (S)	50,000	53,000
Bear Stearns Commercial Mortgage Securities
Series 2006-PW 14, Class A4,
5.201%, 12/11/2038	215,000	235,994
Series 2006-PW11, Class A4,
5.619%, 03/11/2039 (P)	225,000	249,479
Series 2006-PW12, Class A4,
5.902%, 09/11/2038 (P)	255,000	284,496
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A3
4.205%, 07/10/2046 (S)	135,000	143,942
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A4
5.419%, 02/15/2039 (P)	210,000	232,446
Greenwich Capital Commercial
Funding Corp., Series 2004-GG1, Class A7
5.317%, 06/10/2036 (P)	70,000	74,610
Morgan Stanley Capital I, Series 2005-T17,
Class A5 4.780%, 12/13/2041	300,000	321,189
	1,595,156
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,405,887)		$1,595,156

ASSET BACKED SECURITIES - 0.26%
Avis Budget Rental Car Funding AESOP LLC,
Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	235,000	242,752

The accompanying notes are an integral part of the financial statements.

43

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
CenterPoint Energy Transition
Bond Company LLC
Series 2005-A, Class A2,
4.970%, 08/01/2014	$12,030	$12,123
Series 2005-A, Class A,
5.170%, 08/01/2019	28,000	32,207
Hertz Vehicle Financing LLC, Series 2010-1A,
Class A2 3.740%, 02/25/2017 (S)	150,000	154,793
Santander Drive Auto Receivables Trust,
Series 2011-1, Class B 2.350%, 11/16/2015	185,000	183,682
TOTAL ASSET BACKED SECURITIES (Cost $609,555)		$625,557

PREFERRED SECURITIES - 0.24%
Consumer Staples - 0.24%
Companhia de Bebidas das Americas, ADR	16,100	$581,049
TOTAL PREFERRED SECURITIES (Cost $573,168)		$581,049

INVESTMENT COMPANIES - 0.11%
SPDR S&P 500 ETF Trust	2,100	263,550
TOTAL INVESTMENT COMPANIES (Cost $261,073)		$263,550

SECURITIES LENDING COLLATERAL - 6.60%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,599,058	16,001,456
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,000,198)		$16,001,456

SHORT-TERM INVESTMENTS - 16.04%
Repurchase Agreement - 16.04%
Bank of America Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.0400% to
be repurchased at $38,900,173 on
01/03/2012, collateralized by $17,905,780
Federal Home Loan Mortgage Corp.,
4.750% due 11/17/2015 (valued at
$17,994,589, including interest) and
$21,684,482 Federal National Mortgage
Association Discount Notes due 05/01/2012
(valued at $21,684,482, including interest)	$38,900,000	$38,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,900,000)		$38,900,000
Total Investments (Core Allocation Plus Trust)
(Cost $266,524,573) - 111.31%		$269,906,054
Other assets and liabilities, net - (11.31%)		(27,414,172)
TOTAL NET ASSETS - 100.00%		$242,491,882

Core Disciplined Diversification Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 87.99%
John Hancock Variable Insurance Trust (G) - 87.99%
500 Index, Series NAV (John Hancock) (A)(2)	2,182,931	$23,619,308
Disciplined Diversification, Series NAV (DFA)	9,716,020	114,066,075
International Index, Series NAV
(John Hancock) (A)(2)	1,572,349	22,846,231
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	189,742	3,178,179
Small Cap Index, Series NAV
(John Hancock) (A)(2)	263,654	3,469,686
Fixed Income - 12.03%
John Hancock Variable Insurance Trust (G) - 12.03%
Total Bond Market A,
Series NAV (Declaration) (A)	1,597,639	22,846,231
TOTAL INVESTMENT COMPANIES (Cost $190,008,171)		$190,025,710
Total Investments (Core Disciplined Diversification Trust)
(Cost $190,008,171) - 100.02%		$190,025,710
Other assets and liabilities, net - (0.02%)		(38,073)
TOTAL NET ASSETS - 100.00%		$189,987,637

Core Fundamental Holdings Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.99%
Equity - 23.96%
John Hancock Variable Insurance Trust (G) - 23.96%
500 Index, Series NAV (John Hancock) (A)(2)	4,851,280	$52,490,844
International Index, Series NAV
(John Hancock) (A)(2)	1,003,105	14,575,113
Fixed Income - 16.03%
John Hancock Variable Insurance Trust (G) - 16.03%
Total Bond Market A,
Series NAV (Declaration) (A)	3,136,119	44,846,501
American Funds Insurance Series - 60.02%
Equity - 35.99%
American Blue Chip Income & Growth
Fund - Class 1	2,187,911	19,691,199
American Growth Fund - Class 1	378,846	19,726,528
American Growth-Income Fund - Class 1	1,185,529	39,442,540
American International Fund - Class 1	1,437,388	21,862,669
Fixed Income - 24.03%
American U.S. Government Fund - Class 1	5,174,596	67,269,752
TOTAL INVESTMENT COMPANIES (Cost $268,061,343)		$279,905,146
Total Investments (Core Fundamental Holdings Trust)
(Cost $268,061,343) - 100.01%		$279,905,146
Other assets and liabilities, net - (0.01%)		(33,943)
TOTAL NET ASSETS - 100.00%		$279,871,203

Core Global Diversification Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.97%
Equity - 25.89%
John Hancock Variable Insurance Trust (G) - 25.89%
500 Index, Series NAV (John Hancock) (A)(2)	2,542,857	$27,513,708

The accompanying notes are an integral part of the financial statements.

44

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Global Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
John Hancock Variable Insurance Trust (G) (continued)
International Index, Series NAV
(John Hancock) (A)(2)	3,534,232	$51,352,391
Fixed Income - 14.08%
John Hancock Variable Insurance Trust (G) - 14.08%
Total Bond Market A,
Series NAV (Declaration) (A)	2,998,657	42,880,794
American Funds Insurance Series - 60.04%
Equity - 38.92%
American Global Growth Fund - Class 1	2,705,402	52,484,803
American Growth-Income Fund - Class 1	451,097	15,007,997
American International Fund - Class 1	3,356,654	51,054,704
Fixed Income - 21.12%
American U.S. Government Fund - Class 1	4,947,784	64,321,192
TOTAL INVESTMENT COMPANIES (Cost $313,613,530)		$304,615,589
Total Investments (Core Global Diversification Trust)
(Cost $313,613,530) - 100.01%		$304,615,589
Other assets and liabilities, net - (0.01%)		(33,130)
TOTAL NET ASSETS - 100.00%		$304,582,459

Disciplined Diversification Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 70.41%
Consumer Discretionary - 8.76%
Auto Components - 0.53%
Aisin Seiki Company, Ltd.	900	$25,608
American Axle &
Manufacturing Holdings, Inc. (I)	1,000	9,890
Amerigon, Inc. (I)	400	5,704
Amtek Auto, Ltd.	2,715	4,912
Autoliv, Inc.	1,400	74,886
Autoneum Holding AG (I)	46	2,393
Bharat Forge, Ltd.	2,488	11,633
BorgWarner, Inc. (I)	1,400	89,236
Bosch, Ltd.	79	10,114
Bridgestone Corp.	3,000	67,907
Cheng Shin Rubber Industry Company, Ltd.	9,900	21,401
Cie Generale des Etablissements Michelin	1,369	80,481
Compagnie Plastic Omnium SA	1,125	22,341
Continental AG (I)	583	36,288
Cooper Tire & Rubber Company	800	11,208
Dana Holding Corp. (I)	2,163	26,280
Denso Corp.	2,400	66,179
Depo Auto Parts Industrial Company, Ltd.	3,000	5,738
Dongyang Mechatronics Corp. (I)	810	8,914
Dorman Products, Inc. (I)	300	11,079
Drew Industries, Inc. (I)	500	12,265
ElringKlinger AG	874	21,695
Exedy Corp.	200	5,763
Exide Industries, Ltd.	3,342	6,582
Exide Technologies (I)	1,700	4,471
Faurecia	464	8,742
FCC Company, Ltd.	500	10,147
Federal-Mogul Corp. (I)	1,500	22,125
Firma Oponiarska Debica SA	320	5,002
Fuel Systems Solutions, Inc. (I)	300	4,947
Futaba Industrial Company, Ltd.	400	2,249
Gentex Corp.	1,900	56,221
GKN PLC	14,913	42,142
Hankook Tire Company, Ltd. (I)	830	32,516
Hwa Shin Company, Ltd. (I)	830	9,060
Hyundai Mobis (I)	265	67,271
Johnson Controls, Inc.	6,264	195,813
Kayaba Industry Company, Ltd.	2,000	9,442
Keihin Corp.	300	4,958
Kenda Rubber Industrial Company, Ltd.	10,000	9,957
Koito Manufacturing Company, Ltd.	1,000	14,012
Lear Corp.	1,600	63,680
Leoni AG	304	10,101
Linamar Corp.	400	5,497
Magna International, Inc. (L)	1,947	64,980
Minth Group, Ltd.	6,000	5,634
Modine Manufacturing Company (I)	1,300	12,298
Motherson Sumi Systems, Ltd.	2,741	7,056
Nan Kang Rubber Tire Company, Ltd.	8,501	12,726
Nexen Tire Corp. (I)	1,090	17,532
NGK Spark Plug Company, Ltd.	1,000	12,393
NHK Spring Company, Ltd.	2,000	17,696
Nissin Kogyo Company, Ltd.	600	8,610
NOK Corp.	800	13,731
Nokian Renkaat OYJ	853	27,370
Pirelli & C. SpA	2,380	19,958
Plascar Participacoes Industriais SA (I)	700	706
Press Kogyo Company, Ltd.	1,000	4,812
Riken Corp.	1,000	3,751
S&T Dynamics Company, Ltd. (I)	570	8,103
Sanden Corp.	1,000	3,008
Showa Corp. (I)	1,500	8,641
Sri Trang Agro-Industry PCL	7,000	3,905
Standard Motor Products, Inc.	500	10,025
Stanley Electric Company, Ltd.	800	11,738
Stoneridge, Inc. (I)(L)	200	1,686
Sumitomo Rubber Industries, Inc.	1,500	17,987
Superior Industries International, Inc.	500	8,270
Tachi-S Company, Ltd.	500	8,744
Takata Corp.	200	4,089
Tenneco, Inc. (I)	300	8,934
The Goodyear Tire & Rubber Company (I)(L)	2,800	39,676
The Yokohama Rubber Company, Ltd.	2,000	11,210
Tianneng Power International, Ltd.	3,600	1,616
Tokai Rika Company, Ltd.	600	9,181
Tong Yang Industry Company, Ltd.	6,420	6,887
Topre Corp.	1,100	10,807
Toyoda Gosei Company, Ltd.	600	9,552
Toyota Boshoku Corp.	400	4,167
TRW Automotive Holdings Corp. (I)	2,300	74,980
TS Tech Company, Ltd.	300	4,744
UMW Holdings BHD	7,700	17,010
UQM Technologies, Inc. (I)	900	1,242
Valeo SA	771	30,509
Visteon Corp. (I)	600	29,964
Xinyi Glass Holdings Company, Ltd.	14,000	7,988
		1,800,766
Automobiles - 0.79%
Astra International Tbk PT	11,500	93,824
AviChina Industry & Technology Co., Ltd.	8,000	3,332
Bajaj Auto, Ltd.	482	14,431
Bayerische Motoren Werke (BMW) AG	1,771	118,401
Brilliance China Automotive Holdings, Ltd. (I)	58,000	62,777
BYD Company, Ltd., Class H (I)	3,000	6,467
Daihatsu Motor Company, Ltd.	1,000	17,829

The accompanying notes are an integral part of the financial statements.

45

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Daimler AG	5,107	$224,178
Dongfeng Motor Group Company, Ltd.	28,000	48,004
DRB-Hicom BHD	17,200	11,049
Fiat SpA (L)	4,991	22,824
Fleetwood Corp., Ltd.	1,862	22,803
Ford Motor Company (I)	24,900	267,924
Ford Otomotiv Sanayi AS	1,110	8,957
Fuji Heavy Industries, Ltd.	5,000	30,157
Geely Automobile Holdings Company, Ltd.	45,000	9,789
Great Wall Motor Company, Ltd.	10,000	14,638
Guangzhou Automobile Group Company, Ltd.	30,233	25,156
Harley-Davidson, Inc.	2,800	108,836
Hero Honda Motors, Ltd.	572	20,518
Honda Motor Company, Ltd.	8,600	261,890
Hyundai Motor Company, Ltd. (I)	896	165,913
IMMSI SpA	4,536	3,285
Isuzu Motors, Ltd.	8,000	36,939
Kia Motors Corp. (I)	1,351	78,326
Mahindra & Mahindra, Ltd.	2,490	31,826
Maruti Suzuki India, Ltd.	284	4,911
Mazda Motor Corp. (I)	9,000	15,875
Mitsubishi Motors Corp. (I)	19,000	22,441
Nissan Motor Company, Ltd.	13,100	117,580
Peugeot SA	1,042	16,249
Proton Holdings BHD	5,500	8,312
Renault SA	1,576	54,322
Sanyang Industrial Company, Ltd.	44,520	24,166
Suzuki Motor Corp.	1,800	37,109
TAN Chong Motor Holdings BHD	2,300	2,958
Tata Motors, Ltd., ADR (L)	1,703	28,781
Tesla Motors, Inc. (I)(L)	1,227	35,043
Thor Industries, Inc.	700	19,201
Tofas Turk Otomobil Fabrik AS	1,937	6,048
Toyota Motor Corp.	6,200	410,006
Toyota Motor Corp. (Tokyo Exchange)	2,200	73,218
Volkswagen AG	295	39,549
Winnebago Industries, Inc. (I)	400	2,952
Yamaha Motor Company, Ltd.	2,600	32,844
Yulon Motor Company, Ltd.	9,000	15,438
		2,677,076
Chemicals - 0.00%
Nifco, Inc.	200	5,583
Distributors - 0.12%
Canon Sales Company, Inc.	700	8,178
CFAO SA	4	135
Core-Mark Holding Company, Inc.	100	3,960
D’ieteren SA	280	12,341
Dah Chong Hong Holdings, Ltd.	8,000	9,383
Delticom AG	67	5,784
Dogus Otomotiv Servis ve Ticaret AS (I)	2,597	4,046
Doshisha Company, Ltd.	300	8,658
Genuine Parts Company (L)	2,200	134,640
Headlam Group PLC	474	1,876
Imperial Holdings, Ltd.	1,333	20,354
Inchcape PLC	4,402	19,953
Jardine Cycle and Carriage, Ltd.	1,000	37,135
John Menzies PLC	4	33
Li & Fung, Ltd.	16,000	29,415
LKQ Corp. (I)	1,800	54,144
Oceanus Group, Ltd. (I)	21,000	1,098
Pacific Brands, Ltd.	5,817	3,266
Pool Corp.	700	21,070
Silver Base Group Holdings, Ltd. (I)	3,000	2,425
Smiths News PLC	5,009	6,367
Test-Rite International Company, Ltd.	14,000	9,605
Uni-Select, Inc.	200	5,153
VOXX International Corp. (I)	700	5,915
Yokohama Reito Company, Ltd.	1,000	8,165
		413,099
Diversified Consumer Services - 0.16%
Advtech, Ltd.	11,287	8,663
American Public Education, Inc. (I)	200	8,656
Anhanguera Educacional Participacoes SA	800	8,621
Apollo Group, Inc., Class A (I)	1,000	53,870
Ascent Capital Group, Inc., Class A (I)	200	10,144
Benesse Holdings, Inc.	400	19,356
Bridgepoint Education, Inc. (I)(L)	500	11,500
Cambium Learning Group, Inc. (I)	4,211	12,717
Capella Education Company (I)	300	10,815
Career Education Corp. (I)	1,300	10,361
Coinstar, Inc. (I)(L)	500	22,820
Corinthian Colleges, Inc. (I)(L)	1,100	2,387
DeVry, Inc.	912	35,076
Educomp Solutions, Ltd.	690	2,489
Estacio Participacoes SA	700	6,751
Grand Canyon Education, Inc. (I)	600	9,576
H&R Block, Inc. (L)	2,100	34,293
Hillenbrand, Inc.	900	20,088
ITT Educational Services, Inc. (I)(L)	500	28,445
K12, Inc. (I)	500	8,970
Kroton Educacional SA (I)	400	3,944
Learning Tree International, Inc. (I)	300	2,106
Lincoln Educational Services Corp.	400	3,160
Mac-Gray Corp.	400	5,516
Matthews International Corp., Class A (L)	400	12,572
Navitas, Ltd.	2,006	7,184
Raffles Education Corp., Ltd.	7,333	2,405
Regis Corp. (L)	1,100	18,205
School Specialty, Inc. (I)	200	500
Service Corp. International	3,200	34,080
Sotheby’s	800	22,824
Steiner Leisure, Ltd. (I)	200	9,078
Stewart Enterprises, Inc., Class A (L)	1,600	9,216
Strayer Education, Inc. (L)	300	29,157
Universal Technical Institute, Inc. (I)	300	3,834
Weight Watchers International, Inc.	1,100	60,511
		549,890
Hotels, Restaurants & Leisure - 1.35%
Accor SA	793	19,985
AFC Enterprises, Inc. (I)	500	7,350
Ajisen China Holdings, Ltd.	8,000	8,787
Alsea SAB de CV	5,300	5,374
Ambassadors Group, Inc.	200	902
Ameristar Casinos, Inc.	1,000	17,290
Amrest Holdings SE (I)	371	6,879
Aristocrat Leisure, Ltd.	3,696	8,340
Associated International Hotels, Ltd.	2,000	3,863
Atom Corp. (I)(L)	2,500	9,383
Autogrill SpA	1,195	11,620
Berjaya Sports Toto BHD	3,642	5,041
Betsson AB (I)	583	12,798
Biglari Holdings, Inc. (I)	25	9,206
BJ’s Restaurants, Inc. (I)(L)	300	13,596
Bob Evans Farms, Inc.	500	16,770
Boyd Gaming Corp. (I)	1,600	11,936
Brinker International, Inc.	1,600	42,816
Buffalo Wild Wings, Inc. (I)	300	20,253

The accompanying notes are an integral part of the financial statements.

46

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Cafe de Coral Holdings, Ltd.	2,000	$4,587
Carnival Corp.	6,000	195,840
Carnival PLC	1,500	49,395
CEC Entertainment, Inc.	300	10,335
China Energy Development Holdings, Ltd. (I)	160,000	2,100
China Travel International Investment
Hong Kong, Ltd.	22,000	3,696
Chipotle Mexican Grill, Inc. (I)	300	101,322
Choice Hotels International, Inc. (L)	900	34,245
Churchill Downs, Inc.	200	10,426
City Lodge Hotels, Ltd.	313	2,970
Club Mediterranee SA (I)	311	5,283
Colowide Company, Ltd.	1,500	10,489
Compass Group PLC	12,919	122,323
Cracker Barrel Old Country Store, Inc.	300	15,123
Crown, Ltd.	3,414	28,215
Darden Restaurants, Inc.	1,600	72,928
DineEquity, Inc. (I)	300	12,663
Domino’s Pizza Enterprises, Ltd.	475	3,841
Domino’s Pizza, Inc. (I)	900	30,555
Doutor Nichires Holdings Company, Ltd.	700	9,226
Echo Entertainment Group, Ltd. (I)	5,372	19,697
Einstein Noah Restaurant Group, Inc.	400	6,328
Enterprise Inns PLC (I)	1,488	645
Euro Disney SCA (I)	1,146	5,237
Flight Centre, Ltd.	476	7,838
Fuji Kyuko Company, Ltd.	2,000	11,844
Galaxy Entertainment Group, Ltd. (I)	6,000	10,866
Gaylord Entertainment Company (I)	900	21,726
Genting BHD	10,800	37,415
Genting Singapore PLC (I)	25,000	29,012
Great Canadian Gaming Corp. (I)	400	3,290
Greene King PLC	1,452	10,950
HIS Company, Ltd.	400	11,430
Hotel Properties, Ltd.	2,000	2,677
Hotel Shilla Company, Ltd. (I)	460	15,389
Hyatt Hotels Corp., Class A (I)	500	18,820
Indian Hotels Company, Ltd.	1,727	1,763
Intercontinental Hotels Group PLC	2,200	39,578
International Game Technology	2,400	41,280
International Speedway Corp., Class A	500	12,675
Interval Leisure Group, Inc. (I)	720	9,799
Intralot SA-Integrated Lottery Systems
& Services	1,792	1,588
Isle of Capri Casinos, Inc. (I)	600	2,802
J.D. Wetherspoon PLC	642	4,136
Jack in the Box, Inc. (I)(L)	900	18,810
Jollibee Foods Corp.	6,100	12,609
Kangwon Land, Inc. (I)	910	21,503
Kappa Create Company, Ltd.	350	8,278
KFC Holdings Malaysia BHD	4,700	5,696
Kisoji Company, Ltd.	400	7,467
Krispy Kreme Doughnuts, Inc. (I)	1,400	9,156
Kuoni Reisen Holding AG (I)	39	9,330
Ladbrokes PLC	7,440	15,005
Las Vegas Sands Corp. (I)	6,100	260,653
Life Time Fitness, Inc. (I)	800	37,400
Lottomatica SpA (I)	447	6,689
Luby’s, Inc. (I)	139	627
Marcus Corp.	300	3,783
Marriott International, Inc., Class A	2,429	70,854
Marriott Vacations Worldwide Corp. (I)	242	4,153
Marston’s PLC	2,935	4,171
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	222	1,940
McDonald’s Corp.	8,200	822,706
Melia Hotels International SA (L)	724	3,635
MGM Resorts International (I)(L)	5,300	55,279
Millennium & Copthorne Hotels PLC	2,080	13,105
Minor International PCL (Foreign Shares)	31,600	11,218
Mitchells & Butlers PLC (I)	4,567	16,565
Monarch Casino & Resort, Inc. (I)	200	2,038
MOS Food Services, Inc.	500	9,968
Multimedia Games Holding Company, Inc. (I)	1,200	9,528
NH Hoteles SA (I)	580	1,626
OPAP SA	1,350	11,929
Orbis SA (I)	719	7,877
Orient Express Hotels, Ltd., Class A (I)	1,400	10,458
Oriental Land Company, Ltd.	300	31,684
Overseas Union Enterprise, Ltd.	5,000	8,090
P.F. Chang’s China Bistro, Inc.	300	9,273
Paddy Power PLC	386	22,188
Panera Bread Company, Class A (I)	400	56,580
Papa John’s International, Inc. (I)	500	18,840
PartyGaming PLC	7,836	19,874
Peet’s Coffee & Tea, Inc. (I)(L)	200	12,536
Penn National Gaming, Inc. (I)	1,200	45,684
Pierre & Vacances SA	194	6,426
Pinnacle Entertainment, Inc. (I)	1,500	15,240
Punch Taverns PLC (I)	1,433	222
Red Robin Gourmet Burgers, Inc. (I)	400	11,080
Resorts World BHD	19,800	23,940
Restaurant Group PLC	2,413	11,134
Rezidor Hotel Group AB (I)	1,181	3,779
Round One Corp.	1,400	9,084
Royal Caribbean Cruises, Ltd.	3,900	96,603
Royal Holdings Company, Ltd.	700	8,355
Ruby Tuesday, Inc. (I)	1,200	8,280
Ruth’s Hospitality Group, Inc. (I)	900	4,473
Saizeriya Company, Ltd.	800	13,328
Sands China, Ltd. (I)	10,000	28,342
Scientific Games Corp., Class A (I)	1,200	11,640
Shangri-La Asia, Ltd.	10,833	18,676
Shuffle Master, Inc. (I)	1,100	12,892
Six Flags Entertainment Corp.	800	32,992
SJM Holdings, Ltd.	12,000	19,339
SkiStar AB	355	4,217
Sky City Entertainment Group, Ltd.	8,173	21,860
Sodexo	484	34,724
Sonic Corp. (I)	600	4,038
Speedway Motorsports, Inc.	700	10,731
Spirit Pub Company PLC (I)	1,433	950
St. Marc Holdings Company, Ltd.	300	11,552
Star Cruises, Ltd. (I)	54,000	15,317
Starbucks Corp.	4,800	220,848
Starwood Hotels & Resorts Worldwide, Inc.	2,100	100,737
Sun International, Ltd.	1,358	14,117
TABCORP Holdings, Ltd.	5,372	14,984
Tattersall’s, Ltd.	10,220	25,474
Texas Roadhouse, Inc., Class A	1,200	17,880
The Ambassador Hotel	9,000	9,259
The Cheesecake Factory, Inc. (I)	800	23,480
The Hongkong & Shanghai Hotels, Ltd.	8,182	9,041
The Wendy’s Company	6,304	33,789
Thomas Cook Group PLC (I)(L)	3,890	887
Tim Hortons, Inc.	1,400	67,832
Tokyo Dome Corp. (I)	3,000	7,359
TUI AG (I)(L)	2,754	17,097
TUI Travel PLC	4,353	11,171
Vail Resorts, Inc.	700	29,652

The accompanying notes are an integral part of the financial statements.

47

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Whitbread PLC	1,746	$42,359
William Hill PLC	6,637	20,851
WMS Industries, Inc. (I)	700	14,364
Wyndham Worldwide Corp.	3,000	113,490
Wynn Macau, Ltd.	4,400	10,956
Wynn Resorts, Ltd.	1,100	121,539
Yum! Brands, Inc.	3,300	194,733
Zensho Company, Ltd.	700	9,464
		4,553,918
Household Durables - 0.60%
Aga Rangemaster Group PLC	3,162	3,480
Alpine Electronics, Inc.	900	9,682
Arcelik AS	2,206	7,120
Bang & Olufsen A/S (I)	260	2,444
Barratt Developments PLC (I)	569	817
Beazer Homes USA, Inc. (I)	900	2,232
Bellway PLC	1,862	20,579
Berkeley Group Holdings PLC (I)	769	15,220
Blyth, Inc.	250	14,200
Bovis Homes Group PLC	816	5,550
Brookfield Incorporacoes SA	4,400	11,677
Brookfield Residential Properties, Inc. (I)	152	1,187
Casio Computer Company, Ltd.	2,000	12,120
Cavco Industries, Inc. (I)	100	4,006
China Overseas Grand Oceans Group, Ltd. (I)	4,000	3,488
Chofu Seisakusho Company, Ltd.	400	10,147
Consorcio ARA SAB de CV	6,000	1,655
Corporacion GEO SAB de CV (I)	12,300	15,187
Cyrela Brazil Realty SA	2,800	22,277
D.R. Horton, Inc. (L)	4,100	51,701
Desarrolladora Homex SAB de CV (I)	2,400	6,707
Dorel Industries, Inc., Class B	200	5,016
Duni AB	351	2,752
Ekornes ASA	233	3,819
Electrolux AB	1,989	31,556
Ethan Allen Interiors, Inc.	400	9,484
Even Construtora e Incorporadora SA	1,800	5,964
EZ Tec Empreendimentos e Participacoes SA	1,100	9,312
Fiskars Corp.	285	5,136
Forbo Holding AG (I)	23	12,024
France Bed Holdings Company, Ltd.	5,000	8,570
Furniture Brands International, Inc. (I)	300	369
Gafisa SA	3,000	6,626
Garmin, Ltd. (L)	2,500	99,525
GUD Holdings, Ltd.	2,068	14,901
Haier Electronics Group Company, Ltd. (I)	16,000	14,319
Harman International Industries, Inc.	1,100	41,844
Haseko Corp. (I)	7,000	4,632
Helen of Troy, Ltd. (I)	500	15,350
Hitachi Koki Company, Ltd.	800	6,084
Hooker Furniture Corp.	200	2,294
Hunter Douglas NV	39	1,462
Husqvarna AB, B Shares	3,585	16,474
Husqvarna AB, Series A	1,070	4,914
iRobot Corp. (I)	500	14,925
Jarden Corp.	1,500	44,820
JM AB	800	12,945
JVC Kenwood Holdings, Ltd. (I)	1,800	6,210
KB Home (L)	1,200	8,064
Kid Brands, Inc. (I)	200	632
La-Z-Boy, Inc. (I)	2,000	23,800
Leggett & Platt, Inc.	2,200	50,688
Lennar Corp., Class A (L)	2,400	47,160
Lennar Corp., Class B	500	7,790
LG Electronics, Inc. (I)	721	46,408
Libbey, Inc. (I)	400	5,096
M/I Homes, Inc. (I)	300	2,880
Matsushita Electric Industrial Company, Ltd.	13,300	112,851
MDC Holdings, Inc.	700	12,341
Meritage Homes Corp. (I)(L)	400	9,276
Mohawk Industries, Inc. (I)	1,200	71,820
MRV Engenharia e Participacoes SA	2,200	12,620
Newell Rubbermaid, Inc.	3,900	62,985
Nexity SA	201	4,551
Nobia AB (I)	4,653	16,490
NVR, Inc. (I)(L)	100	68,600
Pace PLC	2,180	2,427
PanaHome Corp.	1,000	6,776
PDG Realty SA Empreendimentos
e Participacoes	8,200	25,938
Persimmon PLC	5,286	38,424
PIK Group, GDR (I)	572	1,413
Pioneer Corp. (I)	3,400	15,259
Pulte Group, Inc. (I)	5,100	32,181
Redrow PLC (I)	1,082	1,902
Rinnai Corp.	300	21,463
Rossi Residencial SA	4,800	20,587
Ryland Group, Inc.	900	14,184
Sampo Corp.	30,000	8,271
Sealy Corp. (I)	1,200	2,064
SEB SA	170	12,744
Sekisui Chemical Company, Ltd.	4,000	32,941
Sekisui House, Ltd.	6,000	53,122
Sharp Corp.	6,000	52,386
Skyline Corp.	100	435
Skyworth Digital Holdings, Ltd.	6,000	2,098
Sony Corp. (L)	2,600	46,904
Sony Corp. (Tokyo Exchange)	3,300	59,473
Standard Pacific Corp. (I)	2,300	7,314
Steinhoff International Holdings, Ltd. (I)	11,780	33,445
Sumitomo Forestry Company, Ltd.	1,300	11,459
Superb Summit International
Timber Company, Ltd. (I)	89,000	2,177
Tatung Company, Ltd. (I)	10,000	2,510
Taylor Wimpey PLC (I)	12,083	7,025
TCL Multimedia
Technology Holdings, Ltd. (I)	12,000	3,856
Techtronic Industries Company	11,000	11,279
Tecnisa SA	1,800	9,698
Tempur-Pedic International, Inc. (I)	1,000	52,530
Token Corp.	120	4,072
Toll Brothers, Inc. (I)(L)	2,900	59,218
TomTom NV (I)	237	931
Tupperware Brands Corp.	1,000	55,970
Turk Sise ve Cam Fabrikalari AS	7,878	11,839
Universal Electronics, Inc. (I)	100	1,687
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	7,511
Videocon Industries, Ltd.	482	1,601
Viver Incorporadora e Construtora SA (I)	1,300	1,394
Vodone, Ltd.	28,000	3,656
Whirlpool Corp. (L)	1,300	61,685
Woongjin Conway Company, Ltd. (I)	680	21,640
		2,010,344
Industrial Conglomerates - 0.00%
Melco International Development Ltd. (I)	12,000	8,863
Internet & Catalog Retail - 0.31%
Amazon.com, Inc. (I)	3,000	519,300
ASKUL Corp.	400	5,671

The accompanying notes are an integral part of the financial statements.

48

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
B2W Companhia Global Do Varejo	300	$1,448
Blue Nile, Inc. (I)(L)	300	12,264
CDON Group AB (I)	496	2,717
Home Retail Group PLC	5,710	7,367
HSN, Inc.	1,020	36,985
Liberty Media Corp. - Interactive, Series A (I)	9,300	150,800
Mutow Company, Ltd.	400	1,413
N. Brown Group PLC	922	3,329
Netflix, Inc. (I)(L)	500	34,645
NutriSystem, Inc.	300	3,879
Orbitz Worldwide, Inc. (I)	700	2,632
Overstock.com, Inc. (I)	200	1,568
PetMed Express, Inc.	300	3,114
priceline.com, Inc. (I)	500	233,855
Shutterfly, Inc. (I)	600	13,656
US Auto Parts Network, Inc. (I)	700	3,059
Wotif.com Holdings, Ltd.	1,550	5,652
Yoox Spa (I)	691	7,436
		1,050,790
Leisure Equipment & Products - 0.14%
Accell Group	148	2,701
Altek Corp.	4,121	3,278
Amer Sports OYJ	1,470	17,091
Asia Optical Company, Inc. (I)	5,000	3,913
Bandai Namco Holdings, Inc.	1,400	19,921
Callaway Golf Company	1,000	5,530
Forjas Taurus SA	139	109
Genius Electronic Optical Company, Ltd.	2,000	13,603
Giant Manufacturing Company, Ltd.	3,000	11,587
Hasbro, Inc. (L)	1,400	44,646
Heiwa Corp.	700	12,061
Jakks Pacific, Inc.	200	2,822
Leapfrog Enterprises, Inc. (I)	1,000	5,590
Mattel, Inc.	3,937	109,291
Merida Industry Company, Ltd.	6,000	12,507
Mizuno Corp.	1,000	5,143
Nikon Corp.	1,300	28,907
Noritsu Koki Company, Ltd. (I)	100	453
Polaris Industries, Inc.	1,000	55,980
Roland Corp.	400	3,625
Sankyo Company, Ltd.	400	20,255
Sega Sammy Holdings, Inc.	1,100	23,742
Shimano, Inc.	400	19,416
Smith & Wesson Holding Corp. (I)	1,700	7,412
Steinway Musical Instruments, Inc. (I)	100	2,504
Sturm Ruger & Company, Inc.	300	10,038
Trigano SA	184	2,763
Yamaha Corp.	1,700	15,570
		460,458
Media - 1.96%
Aegis Group PLC	12,290	27,447
Alma Media OYJ	1,123	8,915
Amalgamated Holdings, Ltd.	3,424	19,789
AMC Networks, Inc. (I)	525	19,730
Antena 3 de Television SA	49	294
APN News & Media, Ltd.	2,128	1,543
Arbitron, Inc.	400	13,764
ASATSU-DK, Inc.	200	5,250
Astral Media, Inc.	600	20,902
Austar United Communications, Ltd. (I)	5,902	7,207
Avex Group Holdings, Inc.	800	10,236
Axel Springer AG	261	11,216
BEC World PCL	10,000	14,263
Belo Corp., Class A	600	3,780
British Sky Broadcasting Group PLC	1,500	67,935
Cablevision Systems Corp., Class A	2,100	29,862
Caltagirone Editore SpA	265	329
CBS Corp.	600	16,608
CBS Corp., Class B	6,900	187,266
Charter Communications, Inc., Class A (I)	100	5,694
Cheil Worldwide, Inc. (I)	1,250	20,619
Cinemark Holdings, Inc.	2,200	40,678
Cineplex, Inc.	422	10,654
Cineworld Group PLC	2,556	8,143
CJ CGV Company, Ltd. (I)	460	10,640
Clear Channel Outdoor
Holdings, Inc., Class A (I)	500	6,275
Cogeco Cable, Inc.	400	20,162
Cogeco, Inc.	400	19,000
Comcast Corp., Class A	24,254	575,062
Comcast Corp., Special Class A (L)	8,384	197,527
Consolidated Media Holdings, Ltd.	4,541	12,086
Corus Entertainment, Inc.	1,200	24,171
CTC Media, Inc.	1,500	13,155
CTS Eventim AG	131	3,927
Daily Mail & General Trust PLC	3,091	19,124
Dentsu, Inc.	600	18,282
Dial Global, Inc. (I)	103	329
Digital Generation, Inc. (I)	400	4,768
DIRECTV, Class A (I)	7,920	338,659
Discovery Communications, Inc., Series A (I)	1,700	69,649
Discovery Communications, Inc., Series C (I)	1,800	67,860
DISH Network Corp. (L)	1,800	51,264
Dish TV India, Ltd. (I)	3,527	3,924
Dogan Yayin Holding AS (I)	16,442	4,342
DreamWorks Animation SKG, Inc. (I)(L)	1,000	16,595
Eniro AB (I)	889	1,472
Entercom Communications Corp., Class A (I)	700	4,305
eSun Holdings, Ltd. (I)	46,000	6,531
Euromoney Institutional Investor PLC	277	2,687
Eutelsat Communications	618	24,069
EW Scripps Company (I)	800	6,408
Fisher Communications, Inc. (I)	100	2,883
Fuji Television Network, Inc.	5	7,588
Gannett Company, Inc. (L)	2,600	34,762
Glacier Media, Inc.	600	1,237
Global Mediacom Tbk PT	52,500	5,731
Gray Television, Inc. (I)	1,400	2,268
Groupe Aeroplan, Inc.	2,900	33,989
Grupo Televisa SA, ADR	3,640	76,658
Gruppo Editoriale L’Espresso SpA	2,310	3,246
Hakuhodo DY Holdings, Inc.	210	12,045
Harte-Hanks, Inc.	1,400	12,726
Havas SA	9,811	40,216
Hurriyet Gazetecilik AS (I)	6,741	2,488
Ilkka-Yhtyma OYJ	259	2,209
Imax Corp. (I)	300	5,504
Informa PLC	5,662	31,648
IPSOS SA	285	8,070
ITV PLC	38,008	40,076
Jagran Prakashan, Ltd.	329	595
JCDecaux SA (I)	642	14,740
John Fairfax Holdings, Ltd. (L)	23,506	17,274
John Wiley & Sons, Inc.	700	31,080
Johnston Press PLC (I)	3,508	340
Journal Communications, Inc., Class A (I)	1,100	4,840
Kabel Deutschland Holding AG (I)	609	30,818
Kinepolis Group NV (I)	353	25,195

The accompanying notes are an integral part of the financial statements.

49

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Knology, Inc. (I)	800	$11,360
Lagardere SCA	829	21,797
Lamar Advertising Company, Class A (I)	1,100	30,250
Liberty Global, Inc., Series A (I)	2,300	94,369
Liberty Global, Inc., Series C (I)	1,800	71,136
Liberty Media Corp. - Liberty
Capital, Series A (I)	2,434	189,974
LIN TV Corp., Class A (I)	700	2,961
Live Nation Entertainment, Inc. (I)	2,776	23,069
Media General, Inc., Class A (I)	500	2,035
Media Prima BHD	14,100	11,549
Mediaset Espana Comunicacion SA	1,438	8,164
Mediaset SpA	4,833	13,333
Megacable Holdings SAB de CV (I)	7,800	15,986
Meredith Corp. (L)	500	16,325
Metropole Television SA	679	10,088
Modern Times Group AB, B Shares	496	23,614
Mondadori (Arnoldo) Editore SpA	2,250	3,930
Mood Media Corp. (I)	103	244
Morningstar, Inc.	600	35,670
Naspers, Ltd., ADR	1,832	79,871
National CineMedia, Inc.	700	8,680
News Corp., Class A	17,400	310,416
News Corp., Class B	5,700	103,626
NRJ Group	256	2,230
Omnicom Group, Inc. (L)	2,065	92,058
Outdoor Channel Holdings, Inc.	300	2,238
PagesJaunes Groupe (L)	975	3,530
Pearson PLC	7,100	133,977
Promotora de Informaciones SA (I)	515	577
Publicis Groupe SA	872	40,020
PubliGroupe SA	25	3,404
Quebecor, Inc.	600	20,549
REA Group, Ltd.	226	2,888
Reed Elsevier NV	3,913	45,511
Reed Elsevier PLC	1,800	58,032
Regal Entertainment Group (L)	1,700	20,298
Rentrak Corp. (I)	200	2,856
Rightmove PLC	2,571	49,531
Sanoma OYJ (L)	694	7,940
Schibsted ASA	400	9,930
Scholastic Corp.	400	11,988
Scripps Networks Interactive, Inc., Class A (L)	1,100	46,662
Seat Pagine Gialle SpA (I)	662	21
SES SA	1,361	32,651
Shaw Communications, Inc., Class B (L)	2,000	39,755
Shochiku Company, Ltd.	1,000	9,494
Shree Ashtavinyak Cine Vision, Ltd. (I)	9,206	666
Sinclair Broadcast Group, Inc., Class A	1,000	11,330
Singapore Press Holdings, Ltd.	11,000	31,264
Sky Deutschland AG (I)	4,951	8,998
Sky Network Television, Ltd.	4,694	19,364
SKY Perfect JSAT Holdings, Inc.	16	8,008
Societe Television Francaise	400	3,888
Southern Cross Media Group, Ltd.	20,057	22,033
STW Communications Group, Ltd.	4,307	3,704
Sun TV Network, Ltd.	1,006	5,189
Surya Citra Media Tbk PT	15,000	12,985
Tamedia AG (I)	61	7,565
Telegraaf Media Groep NV	304	3,913
Television Broadcasting Company, Ltd.	3,000	18,213
Ten Network Holdings, Ltd.	7,565	6,489
The Interpublic Group of Companies, Inc.	6,700	65,191
The Madison Square Garden, Inc., Class A (I)	1,025	29,356
The McClatchy Company, Class A (I)(L)	800	1,912
The McGraw-Hill Companies, Inc.	2,600	116,922
The New York Times Company, Class A (I)	1,400	10,822
The Walt Disney Company (L)	17,566	658,725
The Washington Post Company, Class B (L)	200	75,362
Thomson Corp. (L)	2,327	62,198
Time Warner Cable, Inc.	3,940	250,466
Time Warner, Inc.	11,933	431,259
Toho Company, Ltd.	1,100	19,593
Tokyo Broadcasting Company, Ltd.	600	7,710
Torstar Corp.	400	3,251
Trinity Mirror PLC (I)	1,806	1,346
TV Azteca SA de CV (I)	15,400	9,656
TVN SA	1,226	3,643
United Business Media, Ltd.	2,888	21,333
Valassis Communications, Inc. (I)	700	13,461
Viacom, Inc.	200	10,666
Viacom, Inc., Class B	3,900	177,099
Virgin Media, Inc.	2,700	57,726
Vocento SA (I)	703	1,417
West Australian Newspapers Holdings, Ltd.	748	2,474
Wolters Kluwer NV	2,307	39,721
Woongjin Holdings Company, Ltd. (I)	780	2,968
Woongjin Thinkbig Company, Ltd. (I)	440	6,077
World Wrestling Entertainment, Inc., Class A	500	4,660
WPP PLC, ADR	1,402	73,226
Yell Group PLC (I)(L)	10,556	865
Zee Entertainment Enterprises, Ltd.	5,688	12,643
Zee Learn, Ltd. (I)	711	160
Zenrin Company, Ltd.	500	4,472
Zon Multimedia SA	2,647	7,937
		6,595,136
Multiline Retail - 0.61%
99 Cents Only Stores (I)	700	15,365
Aeon Company BHD	3,500	7,990
Big Lots, Inc. (I)	1,200	45,312
Canadian Tire Corp., Ltd.	600	38,812
Clicks Group, Ltd.	2,382	13,618
David Jones, Ltd.	5,125	12,405
Debenhams PLC	18,950	17,214
Dillard’s, Inc., Class A	1,600	71,808
Dollar Tree, Inc. (I)	1,500	124,665
Dollarama, Inc.	362	15,813
Don Quijote Company, Ltd.	200	6,868
El Puerto de Liverpool SAB de CV	1,200	8,728
Empresas La Polar SA	2,561	1,430
Family Dollar Stores, Inc.	1,400	80,724
Far Eastern Department Stores Company, Ltd.	12,309	14,481
Fred’s, Inc., Class A (L)	900	13,122
H20 Retailing Corp.	1,000	7,620
Harvey Norman Holding, Ltd.	5,854	10,967
Hyundai Department Store Company, Ltd. (I)	157	22,240
Hyundai H & S Company, Ltd. (I)	990	13,896
Indiabulls Wholesale Services, Ltd. (I)	504	40
Isetan Mitsukoshi Holdings, Ltd.	3,500	36,653
Izumi Company, Ltd.	700	11,586
J Front Retailing Company, Ltd.	5,000	24,131
J.C. Penney Company, Inc. (L)	3,200	112,480
Kohl’s Corp.	2,742	135,318
Lifestyle International Holdings, Ltd.	4,500	9,887
Lojas Americanas SA	1,324	9,128
Lojas Renner SA	1,500	38,930
Lotte Shopping Company, Ltd. (I)	69	20,351
Macy’s, Inc.	6,100	196,298
Marisa Lojas SA	1,200	11,001

The accompanying notes are an integral part of the financial statements.

50

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Marks & Spencer Group PLC	11,372	$54,861
Marui Company, Ltd.	2,800	21,797
Matsuya Company, Ltd. (I)	500	2,836
Metro Holdings, Ltd.	12,000	6,062
Mitra Adiperkasa Tbk PT	6,000	3,407
Mothercare PLC	561	1,445
Myer Holdings, Ltd.	6,514	12,873
New World Department Store China, Ltd.	8,000	4,558
Next PLC	1,681	71,401
Nordstrom, Inc.	1,900	94,449
Parco Company, Ltd.	1,300	9,924
Parkson Holdings BHD	5,712	10,185
Parkson Retail Group, Ltd.	15,000	18,357
PCD Stores Group, Ltd.	16,000	2,213
PPR	493	70,506
Ramayana Lestari Sentosa Tbk PT	106,000	8,414
Ripley Corp., SA	7,726	7,362
Ryohin Keikaku Company, Ltd.	300	14,646
SACI Falabella	1,614	12,552
Saks, Inc. (I)(L)	2,500	24,375
Sears Holdings Corp. (I)(L)	1,100	34,958
Shinsegae Company, Ltd. (I)	42	8,933
Stockmann OYJ Abp, Series B	271	4,192
Takashimaya Company, Ltd.	3,000	21,686
Target Corp.	6,500	332,930
The Reject Shop, Ltd.	168	1,767
Tuesday Morning Corp. (I)	900	3,105
Wing On Company International, Ltd.	4,000	7,925
Woolworths Holdings, Ltd.	7,995	38,577
		2,055,177
Professional Services - 0.00%
GFK AG	202	8,007
Specialty Retail - 1.47%
Aaron’s, Inc.	1,050	28,014
ABC-MART, Inc.	100	3,800
Abercrombie & Fitch Company, Class A	1,400	68,376
Advance Auto Parts, Inc.	700	48,741
Aeropostale, Inc. (I)	1,297	19,779
American Eagle Outfitters, Inc.	2,679	40,962
Americas Car-Mart, Inc. (I)	200	7,836
ANN, Inc. (I)	1,200	29,736
Aoyama Trading Company, Ltd.	900	16,895
ARB Corp., Ltd.	509	4,021
Asbury Automotive Group, Inc. (I)	500	10,780
Ascena Retail Group, Inc. (I)	1,100	32,692
Autobacs Seven Company, Ltd.	300	13,716
Automotive Holdings Group	3,452	6,103
AutoNation, Inc. (I)(L)	1,900	70,053
AutoZone, Inc. (I)	500	162,485
Barnes & Noble, Inc. (I)(L)	1,000	14,480
Bebe Stores, Inc.	1,500	12,495
Bed Bath & Beyond, Inc. (I)	1,800	104,346
Belle International Holdings, Ltd.	23,000	40,304
Best Buy Company, Inc.	3,100	72,447
Best Denki Company, Ltd. (I)	500	1,213
Beter Bed Holding NV	234	4,234
Big 5 Sporting Goods Corp.	400	4,176
Bilia AB	225	3,162
BMTC Group, Inc., Class A (I)	200	3,691
Brown Shoe Company, Inc.	800	7,120
Build-A-Bear Workshop, Inc. (I)	600	5,076
Cabela’s, Inc. (I)(L)	1,200	30,504
CarMax, Inc. (I)(L)	2,800	85,344
Casual Male Retail Group, Inc. (I)	800	2,736
Charles Voegele Holding AG (I)	176	3,436
Charming Shoppes, Inc. (I)	2,600	12,740
Chico’s FAS, Inc.	2,300	25,622
Chiyoda Company, Ltd.	200	3,558
Christopher & Banks Corp. (I)	700	1,638
Citi Trends, Inc. (I)	300	2,634
Clas Ohlson AB	376	4,387
Coldwater Creek, Inc. (I)	1,100	1,298
Collective Brands, Inc. (I)	1,300	18,681
Conn’s, Inc. (I)	988	10,967
DCM Japan Holdings Company, Ltd.	1,400	11,048
Destination Maternity Corp.	800	13,376
Dick’s Sporting Goods, Inc.	1,200	44,256
Dickson Concepts International, Ltd.	7,500	3,891
Dixons Retail PLC (I)	27,929	4,252
Douglas Holding AG	377	13,564
DSW, Inc., Class A	1,286	56,854
Dufry Group AG (I)	164	15,036
Dunelm Group PLC	675	4,534
EDION Corp.	500	4,075
Enm Holdings, Ltd. (I)	96,000	6,443
Esprit Holdings, Ltd. (I)	7,313	9,426
Etam Developpement SA (I)	178	2,425
Express, Inc. (I)	1,100	21,934
Fast Retailing Company, Ltd.	200	36,346
Fielmann AG	101	9,600
Foot Locker, Inc.	2,300	54,832
Fourlis SA (I)	160	290
Game Group PLC	4,942	576
GameStop Corp., Class A (I)(L)	2,300	55,499
Genesco, Inc. (I)	400	24,696
Giordano International, Ltd.	8,000	5,765
GOME Electrical Appliances Holdings, Ltd.	74,000	17,203
Group 1 Automotive, Inc.	500	25,900
Grupo Elektra SA de CV	460	46,149
Guess?, Inc.	1,500	44,730
Halfords Group PLC	3,088	13,845
Haverty Furniture Companies, Inc.	300	3,294
Hennes & Mauritz AB, B Shares	4,288	137,588
hhgregg, Inc. (I)(L)	500	7,225
Hibbett Sports, Inc. (I)	400	18,072
Hikari Tsushin, Inc.	400	9,954
HMV Group PLC (I)	2,045	110
Home Depot, Inc.	13,104	550,892
HOT Topic, Inc.	1,000	6,610
Howden Joinery Group PLC (I)	6,088	9,477
Inditex SA	970	79,252
JB Hi-Fi, Ltd. (L)	480	5,545
JD Group, Ltd.	2,907	17,417
Jos A. Bank Clothiers, Inc. (I)	300	14,628
Joshin Denki Company, Ltd.	1,000	10,960
JUMBO SA (I)	213	1,047
K’s Holding Corp.	600	23,750
Kesa Electricals PLC	3,019	3,148
Kingfisher PLC	18,843	73,257
Kirkland’s, Inc. (I)	500	6,650
Kohnan Shoji Company, Ltd.	300	4,925
Komeri Company, Ltd.	400	12,339
Leon’s Furniture, Ltd.	300	3,652
Lewis Group, Ltd.	1,301	12,900
Limited Brands, Inc.	3,200	129,120
Lowe’s Companies, Inc. (L)	13,000	329,940
Luk Fook Holdings International, Ltd.	4,000	13,863
MarineMax, Inc. (I)	300	1,956
Midas, Inc. (I)	200	1,718

The accompanying notes are an integral part of the financial statements.

51

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Mobilezone Holding AG (I)	918	$9,276
Monro Muffler Brake, Inc. (L)	300	11,637
New York & Company, Inc. (I)	200	532
Nishimatsuya Chain Company, Ltd.	100	772
Nitori Holdings Company, Ltd.	250	23,439
O’Reilly Automotive, Inc. (I)	2,100	167,895
Office Depot, Inc. (I)	5,200	11,180
OfficeMax, Inc. (I)	1,000	4,540
Orchard Supply Hardware Stores Corp. (I)	49	0
Osim International, Ltd.	8,000	7,102
Pacific Sunwear of California, Inc. (I)	400	684
Paris Miki, Inc.	800	6,532
Pendragon PLC (I)	26,477	3,125
Penske Automotive Group, Inc. (L)	1,200	23,100
PEP Boys - Manny, Moe & Jack	1,100	12,100
PetSmart, Inc.	1,300	66,677
Pier 1 Imports, Inc. (I)	1,600	22,288
Point, Inc.	250	10,615
Praktiker A	439	777
Premier Investments, Ltd.	906	4,402
RadioShack Corp.	1,730	16,798
Reitmans Canada, Ltd., Class A	500	7,274
Rent-A-Center, Inc.	1,100	40,700
RONA, Inc.	1,300	12,429
Ross Stores, Inc.	2,200	104,566
Rue21, Inc. (I)	400	8,640
SA SA International Holdings, Ltd.	18,000	9,885
Sally Beauty Holdings, Inc. (I)(L)	2,450	51,769
Sanrio Company, Ltd.	300	15,401
Select Comfort Corp. (I)	800	17,352
Shimachu Company, Ltd.	700	16,040
Shimamura Company, Ltd.	200	20,459
Shoe Carnival, Inc. (I)	300	7,710
Signet Jewelers, Ltd.	1,476	64,885
Sonic Automotive, Inc.	600	8,886
Sports Direct International PLC (I)	7,101	23,473
Stage Stores, Inc. (L)	500	6,945
Staples, Inc.	7,425	103,133
Statoil Fuel & Retail ASA (I)	146	1,085
Stein Mart, Inc. (I)	700	4,767
Super Cheap Auto Group, Ltd.	2,439	13,193
Super Group, Ltd. (I)	12,724	16,947
Systemax, Inc. (I)	700	11,487
Talbots, Inc. (I)	900	2,394
The Buckle, Inc.	550	22,479
The Cato Corp., Class A	400	9,680
The Children’s Place Retail Stores, Inc. (I)(L)	600	31,872
The Finish Line, Inc., Class A	800	15,428
The Foschini Group, Ltd.	2,097	27,218
The Gap, Inc.	4,528	83,994
The Men’s Wearhouse, Inc.	900	29,169
The Wet Seal, Inc., Class A (I)	2,000	6,520
Thorn Group, Ltd.	5,020	8,259
Tiffany & Company	1,300	86,138
TJX Companies, Inc. (L)	2,665	172,026
Tractor Supply Company	1,200	84,180
Truworths International, Ltd.	3,324	30,349
Tsann Kuen Enterprise Company, Ltd.	5,000	10,656
Ulta Salon Cosmetics & Fragrance, Inc. (I)	900	58,428
Urban Outfitters, Inc. (I)	1,500	41,340
USS Company, Ltd.	210	18,979
Valora Holding AG	66	13,787
Vitamin Shoppe, Inc. (I)	300	11,964
West Marine, Inc. (I)	300	3,489
WH Smith PLC	730	6,011
Williams-Sonoma, Inc.	1,500	57,750
Xebio Company, Ltd.	500	11,882
Yamada Denki Company, Ltd.	650	44,165
Zale Corp. (I)	300	1,143
Zumiez, Inc. (I)	597	16,573
		4,952,482
Textiles, Apparel & Luxury Goods - 0.72%
361 Degrees International, Ltd.	9,000	3,576
Adidas AG	1,368	88,980
Aksa Akrilik Kimya Sanayi AS	4,202	9,804
Alok Industries, Ltd.	13,895	4,735
Anta Sports Products, Ltd.	1,000	1,189
Asics Corp.	1,000	11,268
Benetton Group SpA	867	3,308
Billabong International, Ltd. (L)	3,565	6,432
Bombay Rayon Fashions, Ltd.	71	361
Bosideng International Holdings, Ltd.	64,000	17,968
Burberry Group PLC	3,714	67,967
C C Land Holdings, Ltd.	7,000	1,288
Carter’s, Inc. (I)	800	31,848
Chaoyue Group, Ltd. (I)	45,000	759
China Dongxiang Group Company	27,000	4,599
Christian Dior SA	341	40,304
Cia Hering	800	13,922
Cie Financiere Richemont SA	3,171	159,668
Coach, Inc.	2,100	128,184
Columbia Sportswear Company (L)	600	27,930
Crocs, Inc. (I)	900	13,293
Daphne International Holdings, Ltd.	10,000	11,096
Deckers Outdoor Corp. (I)	600	45,342
Descente, Ltd.	2,000	10,543
Formosa Taffeta Company, Ltd.	12,000	11,105
Fossil, Inc. (I)	1,000	79,360
G-III Apparel Group, Ltd. (I)	200	4,982
Geox SpA	1,356	3,788
Gerry Weber International AG	118	3,599
Gildan Activewear, Inc.	1,000	18,807
Glorious Sun Enterprises, Ltd.	30,000	9,113
Grendene SA	1,900	7,833
Gunze, Ltd.	5,000	14,606
Handsome Company, Ltd. (I)	480	12,387
Hanesbrands, Inc. (I)	1,200	26,232
Hermes International SA	266	79,139
IC Companys A/S	52	929
Iconix Brand Group, Inc. (I)	1,200	19,548
Japan Wool Textile Company, Ltd.	1,000	7,428
K-Swiss, Inc., Class A (I)(L)	400	1,168
Koninklijke Ten Cate NV	400	10,968
Kurabo Industries, Ltd.	3,000	5,687
Lee & Man Handbags Holding, Ltd.	8,000	641
LG Fashion Corp. Ltd. (I)	280	9,819
Li Ning Company, Ltd.	5,000	3,970
LPP SA	4	2,336
Luxottica Group SpA	390	10,914
Luxottica Group SpA, ADR (L)	400	11,172
LVMH Moet Hennessy Louis Vuitton SA	987	139,057
Maidenform Brands, Inc. (I)	400	7,320
Makalot Industrial Company, Ltd.	1,000	2,314
Ming Fung Jewellery Group, Ltd. (I)	110,000	6,618
Movado Group, Inc.	300	5,451
New Wave Group AB	1,015	3,376
NG2 SA	20	272
Nien Hsing Textile Company, Ltd. (I)	11,375	7,529
NIKE, Inc., Class B	2,700	260,199

The accompanying notes are an integral part of the financial statements.

52

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Nisshinbo Holdings, Inc.	2,000	$18,010
Onward Kashiyama Company, Ltd.	1,000	7,335
Oxford Industries, Inc.	100	4,512
Pacific Textile Holdings, Ltd.	18,000	10,208
Peak Sport Products Company, Ltd.	8,000	2,110
Perry Ellis International, Inc. (I)	200	2,844
Ports Design, Ltd.	2,500	3,783
Pou Chen Corp.	22,596	18,523
Puma SE	48	13,978
PVH Corp.	1,100	77,539
Quiksilver, Inc. (I)	1,800	6,498
Ralph Lauren Corp.	900	124,272
RG Barry Corp.	344	4,156
Ruentex Industries, Ltd.	5,730	9,345
Safilo Group SpA (I)	447	2,814
Sanyo Shokai, Ltd.	1,000	2,272
Seiko Holdings Corp.	1,000	2,051
Seiren Company, Ltd.	500	2,934
Shenzhou International Group Holdings, Ltd.	6,000	8,151
Shinkong Textile Company, Ltd.	1,000	1,069
Skechers U.S.A., Inc., Class A (I)	400	4,848
Stella International Holdings, Ltd.	4,000	8,690
Steven Madden, Ltd. (I)	450	15,525
Tainan Spinning Company, Ltd.	26,265	8,841
Taiwan Paiho, Ltd.	3,000	2,326
Texhong Textile Group, Ltd.	12,000	2,818
Texwinca Holdings, Ltd.	10,000	11,092
The Jones Group, Inc.	1,300	13,715
The Swatch Group AG	292	19,390
The Swatch Group AG, BR Shares	205	76,379
The Warnaco Group, Inc. (I)(L)	600	30,024
Titan Industries, Ltd.	4,320	13,791
Tod’s SpA	254	20,655
Toyobo Company, Ltd.	10,000	13,536
True Religion Apparel, Inc. (I)	400	13,832
Tsi Holdings Company, Ltd. (I)	1,000	4,944
Under Armour, Inc., Class A (I)(L)	600	43,074
Unifi, Inc. (I)	466	3,542
Unitika, Ltd. (I)	1,000	545
Van De Velde NV (I)	196	8,961
VF Corp. (L)	1,661	210,930
Wacoal Corp.	1,000	13,270
Weiqiao Textile Company	11,000	5,509
Wolverine World Wide, Inc.	859	30,615
XTEP International Holdings	14,500	4,574
Youngone Holdings Company, Ltd. (I)	130	6,343
Yue Yuen Industrial Holdings, Ltd.	7,000	22,115
		2,424,319
		29,565,908
Consumer Staples - 6.77%
Beverages - 1.24%
A.G. Barr PLC	978	18,419
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,058	12,738
Anheuser-Busch InBev NV	3,662	223,648
Arca Continental SAB de CV	13,309	56,747
Asahi Group Holdings, Ltd.	2,100	46,142
Baron de Ley SA (I)	66	3,717
Beam, Inc.	2,100	107,583
Boston Beer Company, Inc. (I)	100	10,856
Britvic PLC	1,286	6,413
Brown Forman Corp., Class B	450	36,230
C&C Group PLC	985	3,658
C&C Group PLC - London Exchange	1,137	4,189
Carlsberg A/S	702	49,580
Central European Distribution Corp. (I)(L)	1,000	4,375
Cia Cervecerias Unidas SA, ADR	500	31,550
Coca Cola Hellenic Bottling Company S.A. (I)	133	2,244
Coca Cola Hellenic
Bottling Company S.A.,ADR (I)	1,000	16,640
Coca-Cola Amatil, Ltd.	3,883	45,701
Coca-Cola Bottling Company Consolidated	200	11,710
Coca-Cola Enterprises, Inc.	4,200	108,276
Coca-Cola Femsa SAB de CV, ADR	340	32,371
Coca-Cola Icecek AS	672	8,006
Coca-Cola West Japan Company, Ltd.	200	3,467
Constellation Brands, Inc., Class A (I)(L)	2,801	57,897
Cott Corp. (I)	800	5,026
Davide Campari Milano SpA	2,064	13,719
Diageo PLC, ADR	2,500	218,550
Dr. Pepper Snapple Group, Inc.	3,700	146,076
Fomento Economico Mexicano SAB
de CV, ADR	1,100	76,681
Fraser & Neave Holdings BHD	2,100	12,054
Grupo Modelo SAB de CV	4,000	25,224
Guinness Anchor BHD	1,000	4,243
Hansen Natural Corp. (I)	700	64,498
Heckmann Corp. (I)	1,600	10,640
Heineken NV	1,509	69,664
Hey Song Corp.	14,000	11,643
Hite Holdings Company, Ltd. (I)	51	478
ITO EN, Ltd.	400	6,884
Jinro, Ltd. (I)	291	6,358
Kirin Holdings Company, Ltd.	4,000	48,598
Laurent-Perrier SA	19	1,782
Lotte Chilsung Beverage Company, Ltd. (I)	10	12,727
Mikuni Coca-Cola Bottling Company, Ltd.	1,000	8,871
Molson Coors Brewing Company, Class B	2,300	100,142
National Beverage Corp. (I)	651	10,462
Olvi OYJ	100	1,909
PepsiCo, Inc. (L)	12,718	843,839
Pernod-Ricard SA	1,236	114,399
Remy Cointreau SA	192	15,403
Royal Unibrew A/S	164	9,191
SABMiller PLC	5,490	192,467
San Miguel Corp.	4,430	11,841
Sapporo Holdings, Ltd.	2,000	7,557
Takara Holdings, Inc.	3,000	19,276
The Coca-Cola Company	16,579	1,160,033
Treasury Wine Estates, Ltd.	5,236	19,684
Tsingtao Brewery Company, Ltd., Series H	2,000	11,032
United Spirits, Ltd.	763	7,014
Vina Concha Y Toro SA, ADR	300	11,250
		4,181,372
Food & Staples Retailing - 1.64%
AEON Company, Ltd.	3,500	48,036
Alimentation Couche Tard, Inc.	1,000	31,117
Arcs Company, Ltd.	500	9,242
Axfood AB	100	3,683
BIM Birlesik Magazalar AS	718	19,906
Booker Group PLC	1,351	1,550
Carrefour SA	2,897	65,844
Casey’s General Stores, Inc.	600	30,906
Casino Guichard Perrachon SA	470	39,496
Cawachi, Ltd.	400	8,081
Centros Comerciales Sudamericanos SA	5,133	29,543
China Resources Enterprises, Ltd.	8,000	27,239

The accompanying notes are an integral part of the financial statements.

53

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	800	$29,144
Circle K Sunkus Company, Ltd.	300	4,966
Colruyt SA	585	22,102
Controladora Comercial Mexicana
SAB De CV (I)	7,700	12,801
Costco Wholesale Corp.	3,600	299,952
CP ALL PCL	8,400	13,778
CVS Caremark Corp.	15,149	617,776
Daikokutenbussan Company, Ltd	300	8,648
Delhaize Group	700	39,382
Distribuidora Internacional
De Alimentacion SA (I)	2,447	11,045
E-Mart Company, Ltd. (I)	121	29,321
Emperia Holding SA	242	7,854
Empire Company, Ltd.	200	11,604
Eurocash SA	556	4,586
FamilyMart Company, Ltd.	300	12,117
George Weston, Ltd.	400	26,735
Guyenne & Gascogne SA	102	10,693
Hakon Invest AB	916	12,783
Harashin Narus Holdings Company, Ltd.	400	6,617
Heng Tai Consumables Group, Ltd. (I)	5,250	271
Inageya Company, Ltd.	1,000	11,779
Indiabulls Infrastructure and Power	11,900	1,736
Ingles Markets, Inc.	100	1,506
Izumiya Company, Ltd.	1,000	5,311
J Sainsbury PLC	9,580	45,009
Jeronimo Martins SGPS SA (I)	2,306	38,087
Kesko OYJ	774	25,949
Koninklijke Ahold NV	8,742	117,561
Lawson, Inc.	500	31,203
Lianhua Supermarket Holdings Company, Ltd.	5,000	6,396
Life Corp.	500	9,069
Liquor Stores N.A., Ltd.	149	2,201
Loblaw Companies, Ltd.	1,100	41,549
Massmart Holdings, Ltd.	579	12,098
Matsumotokiyoshi Holdings Co., Ltd.	500	10,125
Metcash, Ltd.	7,274	30,034
Metro AG	661	24,124
Metro, Inc. (L)	900	47,706
Nash Finch Company	200	5,856
Olam International, Ltd.	14,000	22,901
Organizacion Soriana SAB de CV (I)	5,100	12,335
Pick’n Pay Stores, Ltd.	1,977	11,401
President Chain Store Corp.	3,544	19,301
Pricesmart, Inc.	500	34,795
Raia Drogasil SA	1,300	9,040
Rallye SA	369	10,291
Ruddick Corp.	700	29,848
Safeway, Inc. (L)	5,200	109,408
Seven & I Holdings Company, Ltd.	4,200	116,944
Shoppers Drug Mart Corp. (L)	1,416	57,182
Shoprite Holdings, Ltd.	2,385	40,171
Shufersal, Ltd.	1,097	3,862
Sligro Food Group NV	122	3,272
Spartan Stores, Inc.	200	3,700
Sugi Pharmacy Company, Ltd.	400	11,654
Sundrug Company, Ltd.	400	12,112
SUPERVALU, Inc. (L)	2,900	23,548
Susser Holdings Corp. (I)	200	4,524
Sysco Corp.	4,059	119,050
Taiwan Tea Corp.	18,218	7,989
Tesco PLC	43,278	270,923
The Andersons, Inc.	300	13,098
The Great Atlantic & Pacific
Tea Company, Inc. (I)	1,000	40
The Jean Coutu Group (PJC), Inc.	1,500	18,773
The Kroger Company	5,159	124,951
The Pantry, Inc. (I)	300	3,591
The Spar Group, Ltd.	1,244	16,709
Tsuruha Holdings, Inc.	300	16,794
United Natural Foods, Inc. (I)	700	28,007
UNY Company, Ltd.	2,000	17,991
Valor Company, Ltd.	1,000	15,538
Wal-Mart de Mexico SAB de CV	25,700	70,536
Wal-Mart Stores, Inc. (L)	25,259	1,509,478
Walgreen Company	8,320	275,059
Weis Markets, Inc.	300	11,982
Wesfarmers, Ltd.	5,990	180,511
Whole Foods Market, Inc.	1,700	118,286
Winn-Dixie Stores, Inc. (I)	800	7,504
WM Morrison Supermarket PLC	14,470	73,128
Woolworths, Ltd.	5,119	131,304
X5 Retail Group NV, GDR (I)	473	10,799
		5,542,447
Food Products - 1.95%
AarhusKarlshamn AB	600	17,356
Afgri, Ltd.	8,620	5,595
Ajinomoto Company, Inc.	5,000	59,983
Alico, Inc.	100	1,937
Archer-Daniels-Midland Company	7,759	221,907
Ariake Japan Company, Ltd.	500	9,635
Aryzta AG	797	38,455
Asian Bamboo AG (L)	217	4,180
Asian Citrus Holdings, Ltd.	1,000	519
Asiatic Development BHD	4,400	11,942
Associated British Foods PLC	2,912	50,028
Astra Agro Lestari Tbk PT	2,000	4,785
Astral Foods Ltd.	425	6,630
Atria PLC	525	4,042
Austevoll Seafood ASA	935	3,274
AVI, Ltd.	4,242	20,864
B&G Foods, Inc.	700	16,849
Bakrie Sumatera Plantations Tbk PT	124,000	3,896
Balrampur Chini Mills, Ltd.	5,350	3,415
Barry Callebaut AG (I)	20	19,685
Binggrae Company, Ltd. (I)	207	10,713
Bisi International PT	47,500	4,754
Bonduelle SCA	60	4,850
Bongrain SA	43	2,693
BRF - Brasil Foods SA, ADR	4,154	81,211
Britannia Industries, Ltd.	975	8,219
Bunge, Ltd.	2,300	131,560
Cal-Maine Foods, Inc.	400	14,628
Calavo Growers, Inc.	300	7,704
Campbell Soup Company (L)	2,144	71,267
Campofrio Alimentacion SA	807	6,724
Canada Bread Company, Ltd.	100	4,264
Cermaq ASA (I)	1,000	11,724
Chaoda Modern Agriculture Holdings, Ltd.	28,480	1,650
Charoen Pokphand Foods PCL	22,900	23,952
Charoen Pokphand Indonesia Tbk PT	44,500	10,512
China Agri-Industries Holdings, Ltd.	10,000	7,617
China Foods, Ltd.	6,000	4,678
China Green Holdings, Ltd.	3,000	793
China Huiyuan Juice Group, Ltd.	11,000	3,698
China Mengniu Dairy Company, Ltd.	8,000	18,695

The accompanying notes are an integral part of the financial statements.

54

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
China Precious Metal Resources
Holdings Company, Ltd. (I)	50,000	$9,273
China Yurun Food Group, Ltd.	10,000	13,163
Chiquita Brands International, Inc. (I)	500	4,170
CJ CheilJedang Corp. (I)	103	25,902
ConAgra Foods, Inc.	6,400	168,960
Copeinca ASA (I)	1,400	7,841
Corn Products International, Inc.	1,100	57,849
Cosan SA Industria e Comercio	1,300	18,818
CSM NV	366	5,710
Dairy Crest Group PLC	1,305	6,793
Danone SA	2,419	151,945
Darling International, Inc. (I)	1,200	15,948
Dean Foods Company (I)	2,300	25,760
Deoleo SA (I)	2,018	1,123
Diamond Foods, Inc. (L)	300	9,681
Dole Food Company, Inc. (I)(L)	1,500	12,975
Dydo Drinco, Inc.	100	3,965
East Asiatic Company, Ltd. A/S	298	6,137
Ebro Foods SA	858	15,903
Elders, Ltd. (I)	1,707	454
Empresas Iansa SA	65,744	4,682
Ezaki Glico Company, Ltd.	1,000	11,258
Farmer Brothers Company (I)	400	3,056
First Resources, Ltd.	11,000	12,781
Flowers Foods, Inc.	1,650	31,317
Fresh Del Monte Produce, Inc.	1,000	25,010
Fuji Oil Company, Ltd.	400	5,721
General Mills, Inc.	4,400	177,804
Glanbia PLC (Dublin Exchange)	1,295	7,750
Global Bio-Chem Technology
Group Company, Ltd.	14,000	2,830
Golden Agri-Resources, Ltd.	58,000	31,882
Goodman Fielder, Ltd.	29,189	12,970
GrainCorp., Ltd.	1,090	8,745
Great Wall Enterprise Company, Ltd.	10,494	9,656
Green Mountain Coffee Roasters, Inc. (I)(L)	1,950	87,458
Greencore Group PLC	975	795
Greggs PLC	350	2,749
Gruma SAB de CV, ADR (I)	200	1,502
Grupo Bimbo SA de CV	11,600	23,691
Grupo Herdez SAB de CV	2,700	4,816
H.J. Heinz Company	2,100	113,484
Hormel Foods Corp.	3,400	99,586
House Food Corp.	1,100	20,684
IJM Plantations BHD	6,600	5,850
Illovo Sugar, Ltd.	1,857	5,647
Imperial Sugar Company (I)	300	1,071
Indofood Agri Resources, Ltd. (I)	4,000	3,888
Indofood Sukses Makmur Tbk PT	31,000	15,723
Industrias Bachoco SAB de CV, ADR	383	7,304
IOI Corp. BHD	16,853	28,560
J&J Snack Foods Corp.	190	10,123
Japfa Comfeed Indonesia Tbk PT	4,000	1,687
JBS SA (I)	3,600	11,735
Kagome Company, Ltd.	200	3,976
Kameda Seika Company, Ltd.	400	7,809
Keck Seng BHD	7,500	9,349
Kellogg Company (L)	2,428	122,784
Kernel Holding SA (I)	854	17,183
Kerry Group PLC	1,026	37,555
KEY Coffee, Inc.	300	5,425
Kikkoman Corp.	2,000	22,951
Kraft Foods, Inc., Class A	19,600	732,256
Kuala Lumpur Kepong BHD	2,600	18,594
Kulim Malaysia BHD	12,400	16,513
KWS Saat AG	30	5,981
Lancaster Colony Corp.	400	27,736
Lien Hwa Industrial Corp.	15,449	8,937
Lifeway Foods, Inc. (I)	200	1,928
Lindt & Spruengli AG - REG	1	33,381
Lotte Confectionery Company, Ltd. (I)	5	7,414
M Dias Branco SA	700	17,901
Maple Leaf Foods, Inc.	1,300	13,820
Marfrig Frigorificos e Comercio
de Alimentos SA	1,000	4,578
Marine Harvest	41,885	18,033
Marudai Food Company, Ltd.	2,000	7,332
Maruha Group, Inc.	3,000	5,540
Mayora Indah Tbk PT	5,000	7,856
McCormick & Company, Inc., Non
Voting Shares (L)	1,200	60,504
Mead Johnson Nutrition Company	1,800	123,714
Megmilk Snow Brand Company, Ltd.	500	9,587
MEIJI Holdings Company, Ltd.	500	20,741
Morinaga Milk Industry Company, Ltd.	3,000	11,628
MSF Sugar, Ltd. (I)	873	3,957
Namyang Dairy Products Company, Ltd. (I)	17	11,866
Nestle India, Ltd.	107	8,259
Nestle Malaysia BHD	900	15,923
Nestle SA	17,194	987,156
NICHIREI Corp.	2,000	9,699
Nippon Flour Mills Company, Ltd.	1,000	4,415
Nippon Meat Packers, Inc.	2,000	24,867
Nippon Suisan Kaisha, Ltd.	1,200	4,113
Nisshin Oillio Group, Ltd.	2,000	8,597
Nisshin Seifun Group, Inc.	1,500	18,169
Nissin Food Products Company, Ltd.	600	23,497
Nong Shim Company, Ltd. (I)	25	5,048
Nutreco Holding NV	465	30,534
Osem Investments, Ltd.	395	5,774
Overhill Farms, Inc. (I)	800	2,968
Pacific Andes International Holdings, Ltd.	36,000	3,142
Parmalat SpA	14,950	25,685
Perdigao SA	984	19,213
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	45,000	11,163
Pilgrim’s Pride Corp. (I)	2,200	12,672
Pioneer Foods, Ltd.	1,044	7,757
PPB Group BHD	5,100	27,575
Premier Foods PLC (I)	51,558	4,633
Q.P. Corp.	900	12,798
Ralcorp Holdings, Inc. (I)	800	68,400
REI Agro, Ltd.	10,562	3,323
Ridley Corp., Ltd.	3,902	4,190
Ruchi Soya Industries, Ltd.	3,000	5,279
Sakata Seed Corp.	700	10,035
Sampoerna Agro Tbk PT	18,000	5,904
Samyang Corp. (I)	58	2,442
Samyang Holdings Corp. (I)	78	5,236
Sanderson Farms, Inc.	400	20,052
Sao Martinho SA	500	4,490
Saputo, Inc.	1,100	42,143
Sara Lee Corp.	6,000	113,520
Seneca Foods Corp., Class A (I)	200	5,164
Sinarmas Land, Ltd. (I)	9,000	1,382
Sipef SA	36	2,702
SLC Agricola SA	200	1,662
Smart Balance, Inc. (I)	1,172	6,282
Smithfield Foods, Inc. (I)	2,500	60,700

The accompanying notes are an integral part of the financial statements.

55

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Snyders-Lance, Inc.	1,300	$29,250
Standard Foods Corp.	8,625	26,156
Suedzucker AG	616	19,609
Tata Tea, Ltd.	3,900	6,634
Tate & Lyle PLC	4,153	45,345
Thai Union Frozen Products PCL	4,735	8,780
The Hain Celestial Group, Inc. (I)	600	21,996
The Hershey Company	1,400	86,492
The J.M. Smucker Company	1,800	140,706
Tiger Brands, Ltd.	1,427	44,274
Tingyi (Cayman Islands) Holding Corp.	10,000	30,423
Tongaat Hulet, Ltd.	519	6,492
Tootsie Roll Industries, Inc. (L)	435	10,296
TreeHouse Foods, Inc. (I)	600	39,228
Tyson Foods, Inc., Class A	4,400	90,816
Ulker Gida Sanayi ve Ticaret AS	2,983	8,501
Uni-President China Holdings, Ltd.	16,000	9,567
Uni-President Enterprises Corp.	21,119	30,817
Unilever NV	6,225	213,776
Unilever PLC, ADR (L)	5,800	194,416
United Plantations BHD	2,400	14,388
Universal Robina Corp.	19,500	21,415
Vilmorin & Compagnie SA	121	11,512
Viscofan SA	232	8,614
Vitasoy International Holdings, Ltd.	12,000	8,831
Viterra, Inc.	3,072	32,386
Want Want China Holdings, Ltd.	27,000	27,012
Wei Chuan Food Corp.	9,000	9,583
Wilmar International, Ltd.	10,000	38,521
Yakult Honsha Company, Ltd.	500	15,743
Yamazaki Baking Company, Ltd.	1,000	13,128
		6,589,167
Household Products - 0.87%
Central Garden & Pet Company (I)	400	3,264
Central Garden & Pet Company, Class A (I)	1,000	8,320
Church & Dwight Company, Inc.	2,200	100,672
Clorox Company (L)	1,200	79,872
Colgate-Palmolive Company (L)	3,428	316,713
Energizer Holdings, Inc. (I)	1,100	85,228
Henkel AG & Company, KGaA	872	42,209
Hindustan Unilever, Ltd.	1,743	13,333
Hypermarcas SA	1,400	6,380
Kao Corp.	2,000	54,603
Kimberly-Clark Corp.	2,800	205,968
Kimberly-Clark de Mexico SAB de CV	3,000	16,317
LG Household & Health Care, Ltd. (I)	46	19,476
Lion Corp.	1,000	5,913
McBride PLC (I)	3,988	6,935
PZ Cussons PLC	1,458	7,919
Reckitt Benckiser Group PLC	2,929	144,336
Spectrum Brands Holdings, Inc. (I)	600	16,440
The Procter & Gamble Company	26,447	1,764,279
Unicharm Corp.	600	29,578
Vinda International Holdings, Ltd.	3,000	3,838
WD-40 Company	300	12,123
		2,943,716
Personal Products - 0.21%
Aderans Company, Ltd. (I)	200	2,574
Amorepacific Corp. (I)	25	22,833
Atrium Innovations, Inc. (I)	65	758
Avon Products, Inc.	2,800	48,916
Beiersdorf AG	429	24,330
Colgate-Palmolive India, Ltd.	468	8,725
Dabur India, Ltd.	4,276	8,035
Elizabeth Arden, Inc. (I)	600	22,224
Fancl Corp.	300	4,094
Gillette India, Ltd.	248	9,316
Godrej Consumer Products, Ltd.	1,452	10,547
Hengan International Group Company, Ltd.	4,000	37,289
Herbalife, Ltd.	2,000	103,340
Inter Parfums, Inc.	500	7,780
Kobayashi Pharmaceutical Company, Ltd.	200	10,524
Kose Corp.	200	5,006
L’Oreal SA	1,025	106,968
Mannatech, Inc.	400	164
Medifast, Inc. (I)	400	5,488
Natura Cosmeticos SA	1,100	21,384
Nu Skin Enterprises, Inc., Class A (L)	900	43,713
Nutraceutical International Corp. (I)	300	3,396
Oriflame Cosmetics SA	111	3,494
Pacific Corp. (I)	43	9,525
Prestige Brands Holdings, Inc. (I)	1,300	14,651
Procter & Gamble Hygiene &
Health Care, Ltd.	193	6,893
Revlon, Inc. (I)	600	8,922
Shiseido Company, Ltd.	2,000	36,738
The Estee Lauder Companies, Inc., Class A	1,000	112,320
USANA Health Sciences, Inc. (I)	200	6,074
		706,021
Tobacco - 0.86%
Alliance One International, Inc. (I)	2,600	7,072
Altria Group, Inc.	14,764	437,753
British American Tobacco Malaysia BHD	800	12,602
British American Tobacco PLC	963	45,661
British American Tobacco PLC, ADR	4,200	398,496
Gudang Garam Tbk PT	5,000	34,208
Imperial Tobacco Group PLC	5,955	225,098
Imperial Tobacco Group, ADR	800	60,272
ITC, Ltd.	9,946	37,539
Japan Tobacco, Inc.	19	89,306
KT&G Corp. (I)	800	56,534
Lorillard, Inc.	1,100	125,400
Philip Morris International, Inc. (L)	13,407	1,052,181
Reynolds American, Inc.	4,800	198,816
Souza Cruz SA	2,000	24,565
Swedish Match AB	1,480	52,526
Universal Corp.	400	18,384
Vector Group, Ltd. (L)	1,168	20,744
		2,897,157
		22,859,880
Energy - 8.02%
Energy Equipment & Services - 1.22%
Aker ASA, Series A	250	6,456
Aker Solutions ASA	700	7,322
AMEC PLC	2,895	40,618
Atwood Oceanics, Inc. (I)	1,100	43,769
Baker Hughes, Inc.	4,788	232,888
Basic Energy Services, Inc. (I)	600	11,820
BGR Energy Systems, Ltd.	542	1,821
Bourbon SA	210	5,776
Bristow Group, Inc.	600	28,434
BW Offshore, Ltd.	2,640	4,153
Cal Dive International, Inc. (I)	2,200	4,950
Calfrac Well Services, Ltd.	600	16,785
Cameron International Corp. (I)	3,300	162,327
Canyon Services Group, Inc.	650	7,625
The accompanying notes are an integral part of the financial statements.

56

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
CARBO Ceramics, Inc.	300	$36,999
China Oilfield Services, Ltd.	10,000	15,695
Cie Generale de Geophysique-Veritas (I)	928	21,593
Compagnie Generale de
Geophysique-Veritas (I)	800	18,576
Complete Production Services, Inc. (I)	1,700	57,052
Dawson Geophysical Company (I)	200	7,906
Diamond Offshore Drilling, Inc. (L)	1,800	99,468
Dockwise, Ltd. (I)	60	962
DOF ASA (I)	400	1,438
Dresser-Rand Group, Inc. (I)	1,400	69,874
Dril-Quip, Inc. (I)	700	46,074
Ensign Energy Services, Inc.	1,800	28,712
Exterran Holdings, Inc. (I)(L)	1,200	10,920
Ezra Holdings, Ltd. (I)	11,400	7,393
Farstad Shipping ASA	96	2,416
Flint Energy Services, Ltd. (I)	200	2,507
FMC Technologies, Inc. (I)(L)	1,900	99,237
Fred Olsen Energy ASA	80	2,685
Fugro NV	672	38,842
Gulf Islands Fabrication, Inc.	100	2,921
Gulfmark Offshore, Inc., Class A (I)	400	16,804
Halliburton Company	7,000	241,570
Helix Energy Solutions Group, Inc. (I)	1,500	23,700
Helmerich & Payne, Inc. (L)	1,900	110,884
Hercules Offshore, Inc. (I)	900	3,996
Hornbeck Offshore Services, Inc. (I)	600	18,612
Integra Group Holdings-REG S GDR (I)	532	947
ION Geophysical Corp. (I)(L)	1,500	9,195
John Wood Group PLC	3,042	30,134
Kencana Petroleum BHD	17,200	16,121
Key Energy Services, Inc. (I)	2,700	41,769
KNM Group BHD	6,100	1,901
Kvaerner ASA (I)	700	1,141
Lamprell PLC	243	1,010
Lufkin Industries, Inc.	400	26,924
Matrix Service Company (I)	500	4,720
McDermott International, Inc. (I)	2,500	28,775
Modec, Inc.	100	1,722
Nabors Industries, Ltd. (I)	5,000	86,700
National Oilwell Varco, Inc.	4,700	319,553
Natural Gas Services Group, Inc. (I)	100	1,446
Newpark Resources, Inc. (I)(L)	1,011	9,605
Noble Corp. (I)	100	3,022
North American Energy Partners, Inc. (I)	700	4,480
Oceaneering International, Inc.	1,600	73,808
Oil States International, Inc. (I)	900	68,733
Parker Drilling Company (I)	2,500	17,925
Pason Systems, Inc.	1,200	14,135
Patterson-UTI Energy, Inc.	2,600	51,948
Petrofac, Ltd.	2,024	45,200
Petroleum Geo-Services ASA (I)	2,756	29,950
Pioneer Drilling Company (I)	900	8,712
Poseidon Concepts Corp.	862	10,534
Precision Drilling Corp. (I)	2,000	20,614
ProSafe ASA	1,104	7,534
Rowan Companies, Inc. (I)(L)	2,100	63,693
RPC, Inc. (L)	2,100	38,325
Saipem SpA	1,324	55,961
SapuraCrest Petroleum BHD	12,900	18,726
Savanna Energy Services Corp. (I)	400	2,925
SBM Offshore NV	1,250	25,695
Schlumberger, Ltd.	10,929	746,560
Schoeller-Bleckmann Oilfield Equipment AG	46	4,069
SEACOR Holdings, Inc. (I)	300	26,688
Seadrill, Ltd.	2,243	74,848
Seawell, Ltd./Bermuda (I)	243	650
Sevan Marine ASA (I)	128	178
Sevan Marine ASA (I)(L)	384	535
Shawcor, Ltd., Class A	600	17,009
Shinko Plantech Company, Ltd.	700	5,651
Siem Offshore, Inc. (I)	1,271	1,762
Songa Offshore SE (I)	1,579	4,802
Subsea 7 SA (I)	2,436	44,972
Superior Energy Services, Inc. (I)(L)	1,400	39,816
Swiber Holdings, Ltd. (I)	6,000	2,466
Technip SA	832	77,761
Tecnicas Reunidas SA	207	7,428
Tenaris SA (L)	1,200	44,616
Tesco Corp. (I)	200	2,528
Tetra Technologies, Inc. (I)	1,600	14,944
TGS Nopec Geophysical Company ASA	1,000	22,107
Tidewater, Inc.	800	39,440
TMK OAO, GDR	600	5,400
Total Energy Services, Inc.	400	6,816
Transocean, Ltd.	94	3,609
Trican Well Service, Ltd.	1,500	25,840
Trinidad Drilling, Ltd.	2,100	16,017
Union Drilling, Inc. (I)	900	5,616
Unit Corp. (I)	1,000	46,400
Wah Seong Corp. BHD	10,184	6,658
Weatherford International, Ltd. (I)	6,300	92,232
Willbros Group, Inc. (I)	600	2,202
WorleyParsons, Ltd.	1,017	26,644
		4,121,427
Oil, Gas & Consumable Fuels - 6.80%
Adaro Energy Tbk PT	114,500	22,342
Advantage Oil & Gas, Ltd. (I)	1,400	5,827
Afren PLC (I)	4,344	5,769
Alon USA Energy, Inc.	1,300	11,323
Alpha Natural Resources, Inc. (I)	3,253	66,459
AltaGas, Ltd.	1,000	31,254
Anadarko Petroleum Corp.	6,300	480,879
Apache Corp.	3,300	298,914
Approach Resources, Inc. (I)	400	11,764
Aquila Resources, Ltd. (I)	871	5,196
ARC Resources, Ltd. (L)	1,733	42,698
Arch Coal, Inc.	2,300	33,373
Aurora Oil and Gas, Ltd. (I)	2,460	8,535
Australian Worldwide Exploration, Ltd.	6,149	8,191
Bandanna Energy Ltd. (I)	5,237	3,323
Bangchak Petroleum PCL	6,900	4,133
Bankers Petroleum, Ltd. (I)	700	3,051
Banpu PCL	700	12,111
Bayan Resources Tbk PT	4,500	8,933
Baytex Energy Corp. (L)	838	46,862
Beach Energy, Ltd.	24,430	30,800
Bellatrix Exploration, Ltd. (I)	2,700	13,013
Berry Petroleum Company, Class A	900	37,818
BG Group PLC	16,323	348,126
Bharat Petroleum Corp., Ltd.	635	5,752
Bill Barrett Corp. (I)(L)	700	23,849
Birchcliff Energy, Ltd. (I)	1,700	22,694
BlackPearl Resources, Inc. (I)	1,800	7,262
Bonavista Energy Corp.	600	15,354
Bonheur ASA	338	6,582
Bow Energy, Ltd. (I)	9,313	14,424
BP PLC	11,293	80,533
BP PLC, ADR	17,654	754,532

The accompanying notes are an integral part of the financial statements.

57

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
BPZ Resources, Inc. (I)(L)	1,200	$3,408
Brightoil Petroleum Holdings Ltd	17,000	3,287
Bumi Resources Tbk PT	163,500	39,048
Cabot Oil & Gas Corp.	1,700	129,030
Cairn Energy PLC (I)	9,527	39,166
Cairn India, Ltd. (I)	1,480	8,758
Callon Petroleum Company (I)	700	3,479
Caltex Australia, Ltd.	1,328	15,958
Calvalley Petroleums, Inc. (I)	500	869
Cameco Corp. (L)	3,000	54,214
Canadian Natural Resources, Ltd.	6,450	241,539
Canadian Oil Sands, Ltd.	3,531	80,585
Carrizo Oil & Gas, Inc. (I)	400	10,540
Celtic Exploration, Ltd. (I)	600	13,469
Cenovus Energy, Inc.	3,456	114,765
Cheniere Energy, Inc. (I)(L)	700	6,083
Chennai Petroleum Corp., Ltd.	742	2,166
Chesapeake Energy Corp.	7,400	164,946
Chevron Corp.	20,320	2,162,048
China Aviation Oil Singapore Corp., Ltd.	8,000	6,060
China Coal Energy Company, Ltd., Series H	22,000	23,803
China Petroleum & Chemical Corp., ADR	900	94,545
China Qinfa Group, Ltd. (I)	4,000	676
China Shenhua Energy Company, Ltd.	13,500	58,578
Chinook Energy, Inc. (I)	716	1,146
Cimarex Energy Company	1,400	86,660
Clayton Williams Energy, Inc. (I)	300	22,764
Clean Energy Fuels Corp. (I)(L)	382	4,760
Cloud Peak Energy, Inc. (I)	700	13,524
CNOOC, Ltd., ADR	840	146,731
Cockatoo Coal, Ltd. (I)	8,818	3,375
Compton Petroleum Corp. (I)	3	13
Comstock Resources, Inc. (I)	600	9,180
Concho Resources, Inc. (I)(L)	1,400	131,250
Connacher Oil and Gas, Ltd. (I)	1,300	970
ConocoPhillips	16,349	1,191,352
Consol Energy, Inc.	2,800	102,760
Contango Oil & Gas Company (I)	300	17,454
Continental Resources, Inc. (I)	300	20,013
Corridor Resources, Inc. (I)	1,200	1,166
Cosmo Oil Company, Ltd.	4,000	11,162
Crescent Point Energy Corp.	1,600	70,518
Crew Energy, Inc. (I)	300	3,313
Crosstex Energy, Inc.	1,000	12,640
CVR Energy, Inc. (I)	2,000	37,460
Dart Energy, Ltd. (I)	4,100	1,506
Delek US Holdings, Inc.	1,200	13,692
Delta Dunia Makmur Tbk PT (I)	65,000	4,801
Denbury Resources, Inc. (I)	5,623	84,907
Denison Mines Corp. (I)	7,400	9,225
Det Norske Oljeselskap ASA (I)	1,716	25,197
Devon Energy Corp.	3,900	241,800
DHT Holdings, Inc.	900	666
DNO International ASA (I)	4,000	4,996
Dragon Oil PLC	4,669	33,088
Dynamic Energy Holdings, Ltd. (I)	50,000	674
Ecopetrol SA, ADR (L)	800	35,616
El Paso Corp.	5,900	156,763
Enbridge Income Fund Holdings, Inc.	400	7,892
Enbridge, Inc. (L)	3,768	140,882
Encana Corp. (L)	4,056	75,208
Enerflex, Ltd.	500	6,508
Energen Corp.	1,100	55,000
Energi Mega Persada Tbk PT (I)	760,500	14,923
Energy Partners, Ltd. (I)	600	8,760
Energy Resources of Australia, Ltd. (I)	1,102	1,378
Enerplus Corp. (L)	1,342	34,052
ENI SpA, ADR (L)	6,880	283,938
Enquest PLC (I)	5,935	8,490
EOG Resources, Inc.	2,600	256,126
EQT Corp.	1,500	82,185
ERG SpA	259	2,940
Essar Oil Ltd (I)	3,444	3,257
Essar Ports, Ltd. (I)	3,028	2,885
Essar Shipping, Ltd. (I)	1,514	533
Esso SAF	21	1,841
Etablissements Maurel et Prom SA	1,051	15,926
Euronav NV (I)	796	3,844
EXCO Resources, Inc.	1,900	19,855
Extract Resources, Ltd. (I)	987	8,551
Exxon Mobil Corp.	38,815	3,289,959
Fairborne Energy, Ltd. (I)	400	1,162
Forest Oil Corp. (I)	1,500	20,325
Formosa Petrochemical Corp.	5,000	15,487
Frontline, Ltd. (I)	400	1,703
FX Energy, Inc. (I)	1,300	6,240
Galp Energia SGPS SA	1,526	22,455
Gazprom Neft JSC	1,273	29,699
Gazprom OAO, ADR	6,675	71,296
Gazprom OAO, ADR (London Exchange)	26,138	277,929
Georesources, Inc. (I)	300	8,793
Gloucester Coal Ltd. (I)	1,226	10,766
GMX Resources, Inc. (I)(L)	100	125
Golar LNG, Ltd.	700	31,115
Goodrich Petroleum Corp. (I)(L)	446	6,124
Gran Tierra Energy, Inc. (I)	49	237
Gran Tierra Energy, Inc. (I)	3,400	16,320
Great Eastern Shipping Company, Ltd.	515	1,826
Green Plains Renewable Energy, Inc. (I)	400	3,904
Grupa Lotos SA (I)	726	4,874
GS Holdings Corp. (I)	500	22,119
Guide Exploration, Ltd., Class A (I)	300	931
Gulfport Energy Corp. (I)	900	26,505
Harvest Natural Resources, Inc. (I)	500	3,690
Hellenic Petroleum SA	1,357	11,187
Hess Corp.	3,564	202,435
Hindustan Petroleum Corp. Ltd.	939	4,534
HollyFrontier Corp.	3,042	71,183
Horizon Oil, Ltd. (I)	30,952	6,339
Houston American Energy Corp. (I)(L)	500	6,095
Hunting PLC	1,995	23,119
Husky Energy, Inc. (L)	1,675	40,364
Idemitsu Kosan Company, Ltd.	200	20,597
Imperial Oil, Ltd.	1,550	69,060
Indian Oil Corp. Ltd.	2,260	10,851
Indo Tambangraya Megah Tbk PT	2,000	8,522
Inpex Corp.	12	75,463
IRPC PCL	74,400	9,621
Ivanhoe Energy, Inc. (I)	900	989
James River Coal Company (I)	700	4,844
Japan Petroleum Exploration Company, Ltd.	200	7,811
JKX Oil & Gas PLC (I)	308	650
JX Holdings, Inc.	17,290	104,303
Keyera Corp.	700	34,356
King Stone Energy Group, Ltd. (I)	18,000	1,742
Kunlun Energy Company, Ltd.	16,000	22,636
L&L Energy, Inc. (I)(L)	500	1,295
Legacy Oil & Gas, Inc. (I)	800	8,230
Linc Energy, Ltd. (I)	6,566	7,362
Lone Pine Resources, Inc. (I)	918	6,435

The accompanying notes are an integral part of the financial statements.

58

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Lukoil OAO, ADR	2,643	$139,651
Lukoil OAO, ADR	121	6,437
Lundin Petroleum AB (I)	2,903	71,226
Mangalore Refinery and Petrochemicals, Ltd.	2,861	2,770
Marathon Oil Corp.	9,000	263,430
Marathon Petroleum Corp.	3,900	129,831
Maurel & Prom Nigeria (I)	1,051	2,653
McMoRan Exploration Company (I)	1,985	28,882
Medco Energi Internasional Tbk PT	35,000	9,358
Melrose Resources PLC	307	562
Mitsuuroko Company, Ltd.	1,000	5,715
MOL Hungarian Oil and Gas PLC (I)	534	38,010
Mongolia Energy Company, Ltd. (I)	38,000	3,456
Motor Oil Hellas Corinth Refineries SA (I)	798	6,153
Murphy Oil Corp.	2,500	139,350
Nal Energy Corp.	1,129	8,733
Neste Oil OYJ	833	8,380
New Hope Corp., Ltd.	1,732	9,797
New Zealand Refining Company, Ltd.	3,262	7,112
Newfield Exploration Company (I)	1,900	71,687
Nexen, Inc.	4,647	73,941
Niko Resources, Ltd.	400	18,937
Noble Energy, Inc.	1,700	160,463
Norwegian Energy Company AS (I)	1,197	930
NuVista Energy, Ltd. (I)	800	4,115
Oasis Petroleum, Inc. (I)	1,100	31,999
Occidental Petroleum Corp.	7,601	712,214
Oil & Natural Gas Corp., Ltd.	4,884	23,579
Oil India, Ltd.	559	12,514
Oil Refineries, Ltd. (I)	5,510	2,780
Oil Search, Ltd.	6,602	42,109
OMV AG	1,139	34,595
Open Range Energy Corp. (I)	976	1,792
Origin Energy, Ltd.	8,123	110,391
Overseas Shipholding Group, Inc. (L)	500	5,465
PA Resources AB (I)	475	146
Pacific Rubiales Energy Corp.	1,700	31,255
Paladin Resources, Ltd. (I)	5,205	7,265
Panhandle Oil and Gas, Inc.	100	3,281
Paramount Resources, Ltd. (I)	600	25,031
Parkland Fuel Corp.	583	7,262
Patriot Coal Corp. (I)	1,400	11,858
Paz Oil Company, Ltd.	59	7,166
Peabody Energy Corp.	2,000	66,220
Pembina Pipeline Corp.	1,000	29,114
Pengrowth Energy Trust	2,784	29,405
Penn Virginia Corp. (L)	500	2,645
Penn West Petroleum, Ltd.	3,809	75,488
Perpetual Energy, Inc. (I)	1,900	2,182
PetroBakken Energy, Ltd., Class A	921	11,599
Petrobank Energy & Resources, Ltd. (I)	1,000	10,385
PetroChina Company, Ltd., Class H	110,000	137,083
Petroleo Brasileiro SA, ADR	8,382	208,293
Petroleo Brasileiro SA, Class A, ADR (L)	11,794	277,041
Petroleum Development Corp. (I)	400	14,044
Petrominerales, Ltd.	1,014	16,483
Petronas Dagangan BHD	1,700	9,544
Petronet LNG, Ltd.	3,414	10,046
Petroplus Holdings AG (I)	805	1,490
Petroquest Energy, Inc. (I)	1,000	6,600
Peyto Exploration & Development Corp.	500	11,971
Pioneer Natural Resources Company (L)	1,900	170,012
Plains Exploration & Production Company (I)	1,900	69,768
Polish Oil & Gas Company	12,393	14,629
Polski Koncern Naftowy Orlen SA (I)	3,282	32,186
Premier Oil PLC (I)	2,268	12,731
Progress Energy Resources Corp. (L)	1,300	16,895
Provident Energy Ltdprovident Energy Ltd.	2,100	20,304
PTT Exploration & Production PCL	5,800	30,976
PTT PCL (Foreign Shares)	5,706	57,512
QEP Resources, Inc.	2,900	84,970
Questerre Energy Corp. (I)	3,200	1,916
Quicksilver Resources, Inc. (I)(L)	2,800	18,788
Range Resources Corp.	2,300	142,462
Reliance Industries, Ltd.	8,309	108,421
Repsol YPF SA	3,764	114,992
Repsol YPF SA, ADR	800	24,408
Rex Energy Corp. (I)	800	11,808
Rosetta Resources, Inc. (I)	700	30,450
Rosneft Oil Company, GDR	5,147	33,883
Rosneft Oil Company, GDR
(London Exchange) (I)	1,929	12,699
Royal Dutch Shell PLC, ADR, Class B	20,400	1,550,604
S-Oil Corp.	192	16,766
Salamander Energy PLC (I)	742	2,325
San-Ai Oil Company, Ltd.	2,000	8,489
SandRidge Energy, Inc. (I)	5,388	43,966
Santos, Ltd.	8,256	103,137
Saras SpA (I)	2,835	3,542
Sasol, Ltd.	2,900	137,460
SemGroup Corp., Class A (I)	700	18,242
Semirara Mining Corp.	2,940	14,934
Shell Refining Company Federation of
Malaya BHD	2,800	8,111
Ship Finance International, Ltd. (L)	900	8,406
Showa Shell Sekiyu KK	2,000	13,468
Sino Oil And Gas Holdings, Ltd. (I)	100,000	3,540
Sino Prosper State Gold
Resources Holdings Ltd. (I)	190,000	2,079
SK Energy Company, Ltd. (I)	381	47,224
SM Energy Company	1,100	80,410
Soco International PLC (I)	3,480	15,741
Southern Union Company	1,700	71,587
SouthGobi Energy Resources, Ltd. (I)	100	589
Southwestern Energy Company (I)	2,600	83,044
Spectra Energy Corp.	4,600	141,450
Sprott Resource Corp. (I)	687	2,677
Statoil ASA	707	18,108
Statoil ASA, ADR (L)	4,800	122,928
Stone Energy Corp. (I)	700	18,466
Straits Asia Resources, Ltd.	8,000	11,302
Suncor Energy, Inc.	10,139	292,401
Sunoco, Inc.	2,100	86,142
Surgutneftegaz, ADR	3,050	23,829
Surgutneftegaz, ADR (London Exchange)	424	3,345
Swift Energy Company (I)	500	14,860
Talisman Energy, Inc.	5,500	70,076
Tambang Batubara Bukit Asam Tbk PT	12,000	22,954
Teekay Corp. (L)	600	16,038
Tesoro Corp. (I)	2,000	46,720
Tethys Petroleum Ltd. (I)	400	204
Thai Oil PCL	7,000	12,979
The Williams Companies, Inc.	4,900	161,798
TonenGeneral Sekiyu KK	2,000	21,836
Torm A/S (I)	300	195
Total SA, ADR (L)	6,600	337,326
Total SA-Strip VVPR	4,414	225,295
Trans-Canada Corp.	3,939	172,175
Transglobe Energy Corp. (I)	600	4,753
Trilogy Energy Corp.	400	14,751

The accompanying notes are an integral part of the financial statements.

59

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Tullow Oil PLC	4,144	$90,077
Tupras Turkiye Petrol Rafinerileri AS	1,069	22,562
UEX Corp. (I)	800	518
UK Coal PLC (I)	992	439
Ultra Petroleum Corp. (I)(L)	1,300	38,519
Ultrapar Participacoes SA	800	13,729
Ultrapar Participacoes SA, ADR	1,200	20,640
Uranium Energy Corp. (I)(L)	1,600	4,896
Uranium One, Inc. (I)(L)	7,500	15,902
USEC, Inc. (I)	2,500	2,850
Vaalco Energy, Inc. (I)	600	3,624
Valero Energy Corp.	8,000	168,400
Vanguarda Agro SA (I)	15,200	2,608
Venoco, Inc. (I)	500	3,385
Veresen, Inc.	1,100	16,520
Vermilion Energy, Inc.	720	32,065
Vero Energy, Inc. (I)	300	613
W&T Offshore, Inc.	1,000	21,210
Warren Resources, Inc. (I)	900	2,934
Western Refining, Inc. (L)	1,400	18,606
Whitehaven Coal, Ltd.	1,593	8,596
Whiting Petroleum Corp. (I)	1,800	84,042
Woodside Petroleum, Ltd.	3,149	98,440
World Fuel Services Corp. (L)	800	33,584
Yanzhou Coal Mining Company, Ltd., ADR	1,300	27,573
Yanzhou Coal Mining Company, Ltd.,
H Shares	4,000	8,499
Zargon Oil & Gas, Ltd.	455	6,088
		22,953,334
		27,074,761
Financials - 11.60%
Capital Markets - 1.31%
ABG Sundal Collier Holding ASA	5,096	3,137
Affiliated Managers Group, Inc. (I)	900	86,355
AGF Management, Ltd.	1,356	21,057
Allied Properties HK, Ltd.	20,000	2,755
Altamir Amboise (I)	346	2,691
American Capital, Ltd. (I)	5,031	33,859
Ameriprise Financial, Inc.	3,800	188,632
Ashmore Group PLC	2,022	10,445
Avanza Bank Holding AB	300	7,163
Azimut Holding SpA	1,451	11,580
Bank Sarasin & Compagnie AG	196	5,722
BGC Partners, Inc., Class A	1,200	7,128
BinckBank NV	387	4,170
BlackRock, Inc.	1,075	191,608
Brait SA (I)	11,084	27,385
Calamos Asset Management, Inc.	400	5,004
Canaccord Capital, Inc. (L)	1,200	9,188
Capital Securities Corp.	15,403	5,305
Capital Southwest Corp.	100	8,155
CETIP SA - Balcao Organizado de Ativos
e Derivativos	2,400	34,676
CI Financial Corp.	800	16,569
Close Brothers Group PLC	2,056	19,714
Cohen & Steers, Inc.	609	17,600
Coronation Fund Managers, Ltd.	4,050	11,386
Cowen Group, Inc., Class A (I)	1,000	2,590
Credit Suisse Group AG, ADR	6,000	140,880
CST Mining Group, Ltd. (I)	240,000	1,936
Daewoo Securities Company, Ltd.	2,029	18,442
Daishin Securities Company, Ltd.	870	8,003
Daiwa Securities Group, Inc.	14,000	43,574
Deutsche Bank AG (L)	5,850	221,481
Duff & Phelps Corp.	200	2,900
Dundee Capital Markets, Inc. (I)	600	654
E*TRADE Financial Corp. (I)	3,250	25,870
Eaton Vance Corp.	1,600	37,824
Edelman Financial Group, Inc.	900	5,913
EFG International (I)	308	2,321
Epoch Holding Corp.	11	245
Eugene Investment &
Securities Company, Ltd. (I)	773	2,439
Evercore Partners, Inc., Class A	300	7,986
F&C Asset Management PLC	4,118	4,180
Federated Investors, Inc., Class B	1,400	21,210
Franklin Resources, Inc.	1,400	134,484
GAM Holding, Ltd. (I)	1,827	19,744
GAMCO Investors, Inc., Class A	100	4,349
Get Nice Holdings, Ltd.	30,000	1,157
GFI Group, Inc.	2,600	10,712
Gleacher & Company, Inc. (I)	693	1,164
GMP Capital, Inc.	600	4,170
Greenhill & Company, Inc. (L)	500	18,185
Hanwha Securities Company, Ltd.	1,080	4,235
Hargreaves Lansdown PLC	1,126	7,498
Harris & Harris Group, Inc. (I)	600	2,076
Henderson Group PLC	3,377	5,342
HFF, Inc. (I)	500	5,165
Hyundai Securities Company, Ltd.	1,170	8,804
ICAP PLC	4,862	26,157
ICG Group, Inc. (I)	800	6,176
Ichiyoshi Securities Company, Ltd.	1,100	4,711
IGM Financial, Inc. (L)	1,000	43,416
Intermediate Capital Group PLC	1,170	4,140
INTL FCStone, Inc. (I)	300	7,071
Invesco, Ltd.	6,659	133,779
Investec PLC	6,460	33,876
Investec, Ltd.	1,608	8,761
Investment Technology Group, Inc. (I)	900	9,729
IOOF Holdings, Ltd.	1,604	8,380
Janus Capital Group, Inc. (L)	2,400	15,144
Jefferies Group, Inc. (L)	2,400	33,000
JMP Group, Inc.	400	2,860
Julius Baer Group, Ltd. (I)	1,593	61,955
kabu.com Securities Company, Ltd.	1,400	4,123
KBW, Inc.	500	7,590
KIWOOM Securities Company, Ltd.	141	6,704
Knight Capital Group, Inc., Class A (I)	1,400	16,548
Korea Investment Holdings Company, Ltd.	460	14,534
KTB Network Corp. (I)	2,310	4,077
Legg Mason, Inc.	2,100	50,505
Macquarie Group, Ltd.	2,597	63,124
Man Group PLC	12,668	24,571
Marfin Investment Group SA (I)	7,394	3,552
Matsui Securities Company, Ltd. (L)	1,600	7,801
MCG Capital Corp.	2,100	8,379
Medallion Financial Corp.	300	3,414
Mediobanca SpA	3,919	22,527
Mirae Asset Securities Company, Ltd.	306	8,436
MLP AG	663	4,387
Monex Group, Inc.	48	6,991
Morgan Stanley	15,461	233,925
NH Investment & Securities Company, Ltd.	1,249	6,395
Nomura Holdings, Inc.	19,500	58,912
Northern Trust Corp.	3,500	138,810
Okasan Holdings, Inc.	3,000	9,497
Partners Group Holding AG	72	12,542

The accompanying notes are an integral part of the financial statements.

60

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Penson Worldwide, Inc. (I)	200	$232
Peregrine Holdings, Ltd.	3,334	4,017
Perpetual, Ltd.	325	6,778
Piper Jaffray Companies (I)	200	4,040
Platinum Asset Management, Ltd.	1,354	4,866
Proton Bank SA (I)	1,023	238
Rathbone Brothers PLC	756	12,435
Ratos AB	1,810	21,159
Raymond James Financial, Inc.	1,800	55,728
Rodman & Renshaw Capital Group, Inc. (I)	1,000	411
Safeguard Scientifics, Inc. (I)	400	6,316
Samsung Securities Company, Ltd.	422	18,216
SBI Holdings, Inc.	152	11,118
Schroders PLC	992	20,159
Schroders PLC, Non-Voting Shares	749	12,414
SEI Investments Company	1,800	31,230
SK Securities Company, Ltd.	3,120	3,134
Sprott, Inc.	752	4,274
State Street Corp.	5,700	229,767
Steel Excel, Inc. (I)	150	3,600
Stifel Financial Corp. (I)(L)	825	26,441
Sun Hung Kai & Company, Ltd.	7,000	3,668
Swissquote Group Holding SA	142	4,986
SWS Group, Inc. (I)	400	2,748
T. Rowe Price Group, Inc.	2,000	113,900
TD Ameritrade Holding Corp.	2,497	39,078
Teton Advisors, Inc., Class A	1	14
The Bank of New York Mellon Corp.	14,150	281,727
The Charles Schwab Corp. (L)	8,618	97,039
The Goldman Sachs Group, Inc.	4,412	398,977
Tokai Tokyo Securities Company, Ltd.	3,000	8,135
Tong Yang Investment Bank	370	1,407
Tullett Prebon PLC	2,196	9,170
UBS AG (Swiss Exchange) (I)	21,485	255,205
UOB-Kay Hian Holdings, Ltd.	8,000	9,472
Value Partners Group, Ltd.	11,000	5,601
Virtus Investment Partners, Inc. (I)	85	6,461
Vontobel Holding AG	286	6,393
Waddell & Reed Financial, Inc., Class A	1,200	29,724
Waterland Financial Holding Company	24,648	8,211
Westwood Holdings Group, Inc.	200	7,310
Woori Investment & Securities Company, Ltd.	1,003	9,299
Yuanta Financial Holdings Company, Ltd. (I)	51,330	26,142
		4,424,556
Commercial Banks - 4.96%
1st Source Corp.	600	15,198
1st United Bancorp, Inc. (I)	600	3,330
ABSA Group, Ltd.	2,063	35,969
Agricultural Bank of Greece (I)	272	104
Aichi Bank, Ltd.	100	5,791
Akbank AS	7,231	22,934
Akita Bank, Ltd.	3,000	8,645
Albaraka Turk Katilim Bankasi AS	2,272	1,881
Allahabad Bank	1,093	2,356
Alliance Financial Group BHD	11,800	14,714
Alpha Bank AE (I)	4,746	3,314
Ameris Bancorp (I)	203	2,087
Anglo Irish Bank Corp. PLC (I)	3,621	0
Aomori Bank, Ltd.	1,000	3,051
Aozora Bank, Ltd.	7,000	19,252
Arrow Financial Corp.	218	5,110
Associated Banc-Corp.	2,800	31,276
Asya Katilim Bankasi AS (I)	1,317	1,104
Australia & New Zealand Banking Group, Ltd.	15,035	315,074
Awa Bank, Ltd.	2,000	13,450
Axis Bank, Ltd.	1,420	21,546
Banca Carige SpA (L)	7,025	13,405
Banca Monte dei Paschi di Siena SpA	13,824	4,479
Banca Popolare dell’emilia Romagna SCRL	1,398	9,966
Banca Popolare dell’Etruria e del
Lazio SpA (I)	1,132	1,642
Banca Popolare di Milano SpA	20,720	8,214
Banca Popolare di Sondrio SCRL	1,955	15,706
BancFirst Corp.	200	7,508
Banche Popolari Unite SpA (L)	4,010	16,339
Banco Bilbao Vizcaya Argentaria SA	15,147	130,184
Banco Bilbao Vizcaya Argentaria SA, ADR	10,201	87,423
Banco BPI SA (I)	5,418	3,372
Banco Bradesco SA	8,087	109,648
Banco Bradesco SA, ADR	11,774	196,390
Banco Comercial Portugues SA (I)(L)	17,318	3,034
Banco de Chile, ADR (L)	525	42,919
Banco de Credito e Inversiones	236	13,174
Banco de Sabadell SA	7,470	28,282
Banco de Valencia SA (I)	1,883	1,496
Banco di Desio e della Brianza SpA	669	2,570
Banco do Brasil SA	5,245	66,643
Banco Espanol De Credito SA	577	2,779
Banco Espirito Santo SA	3,710	6,473
Banco Pastor SA	2,014	8,680
Banco Popolare Societa Cooperativa (L)	3,700	4,762
Banco Popular Espanol SA (L)	9,482	43,147
Banco Santander Brasil SA, ADR (L)	7,100	57,794
Banco Santander Chile SA, ADR	300	22,710
Banco Santander SA	34,500	260,659
Banco Santander SA, ADR	19,196	144,354
BanColombia SA, ADR	200	11,912
Bancorp, Inc. (I)	700	5,061
BancorpSouth, Inc. (L)	1,300	14,326
Bangkok Bank PCL	3,700	17,996
Bangkok Bank PCL (Foreign Shares)	2,900	15,070
Bank Central Asia Tbk PT	60,000	52,924
Bank Coop AG	219	14,570
Bank Danamon Indonesia Tbk PT	32,996	14,932
Bank Handlowy w Warszawie SA	220	4,308
Bank Hapoalim, Ltd.	7,512	24,520
Bank Leumi Le-Israel, Ltd.	8,417	24,134
Bank Mandiri Tbk PT	43,228	32,072
Bank Millennium SA	2,000	2,191
Bank Negara Indonesia Persero Tbk PT	11,598	4,859
Bank of Ayudhya PCL	31,800	22,358
Bank of China, Ltd., Class H	353,100	130,751
Bank of Communications
Company, Ltd., Class H (I)	41,225	28,745
Bank of Cyprus PLC	3,424	2,701
Bank of East Asia, Ltd.	10,893	41,382
Bank of Greece SA	162	2,628
Bank of Hawaii Corp.	800	35,592
Bank of India	845	4,200
Bank of Kyoto, Ltd.	3,000	25,820
Bank of Montreal	867	47,520
Bank of Montreal (Canadian Exchange) (L)	3,221	176,677
Bank of Nova Scotia (L)	5,162	257,555
Bank of Queensland, Ltd.	1,632	12,180
Bank of Saga, Ltd.	3,000	7,538
Bank of the Ozarks, Inc.	400	11,852
Bank of the Philippine Islands	11,494	14,521
Bank of the Ryukyus, Ltd.	900	11,110
Bank Pan Indonesia Tbk PT (I)	104,500	8,988

The accompanying notes are an integral part of the financial statements.

61

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Bank Pekao SA (L)	521	$21,217
Bank Permata Tbk PT (I)	6,000	901
Bank Rakyat Indonesia Tbk PT	59,000	43,906
Bank Tabungan Pensiunan Nasional Tbk PT (I)	7,500	2,812
Bankinter SA (L)	2,422	14,824
Banque Cantonale Vaudoise	51	24,719
Barclays PLC, ADR	15,600	171,444
Basler Kantonalbank	42	5,920
BB&T Corp.	7,400	186,258
BBCN Bancorp, Inc. (I)	1,324	12,512
BDO Unibank, Inc.	3,150	4,242
Bendigo and Adelaide Bank, Ltd.	3,816	31,297
Berner Kantonalbank	51	13,525
BNP Paribas SA	5,190	203,179
BOC Hong Kong Holdings, Ltd.	18,000	42,440
BOK Financial Corp.	800	43,944
Boston Private Financial Holdings, Inc.	1,106	8,782
BRE Bank SA (I)(L)	230	16,306
Bryn Mawr Bank Corp.	150	2,924
BS Financial Group, Inc. (I)	490	4,706
CaixaBank	7,207	35,241
Camden National Corp.	200	6,520
Canadian Imperial Bank of Commerce (L)	2,154	156,018
Canadian Western Bank	645	16,335
Canara Bank	847	5,821
Capital City Bank Group, Inc. (I)(L)	200	1,910
CapitalSource, Inc.	3,600	24,120
Capitec Bank Holdings, Ltd.	330	7,276
Cardinal Financial Corp.	600	6,444
Cathay General Bancorp	1,300	19,409
Centerstate Banks, Inc.	300	1,986
Central Bank of India	5,609	6,964
Chang Hwa Commercial Bank, Ltd.	31,610	17,130
Chemical Financial Corp.	400	8,528
Chiba Bank, Ltd.	5,000	32,188
China Citic Bank Corp., Ltd.	47,000	26,629
China Construction Bank Corp. (I)	255,891	178,901
China Development Financial Holdings Corp.	142,029	40,215
China Merchants Bank Company, Ltd.	21,628	43,864
China Minsheng Banking Corp., Ltd.	23,000	20,001
Chinatrust Financial Holding Company, Ltd.	49,436	30,827
Chong Hing Bank, Ltd.	4,000	7,105
Chugoku Bank, Ltd.	2,000	27,879
Chuo Mitsui Trust Holdings, Inc.	18,430	54,034
CIMB Group Holdings BHD	24,400	57,188
CIT Group, Inc. (I)	3,100	108,097
City Holding Company	400	13,556
City National Corp.	700	30,926
CoBiz Financial, Inc.	700	4,039
Columbia Banking System, Inc.	500	9,635
Comdirect Bank AG	358	3,465
Comerica, Inc.	2,949	76,084
Commerce Bancshares, Inc.	1,262	48,111
Commerzbank AG (I)(L)	17,645	29,716
Commonwealth Bank of Australia	7,922	398,106
Community Bank Systems, Inc.	600	16,680
Community Trust Bancorp, Inc.	300	8,826
CorpBanca SA	115,713	1,486
CorpBanca SA, ADR	333	6,623
Credicorp, Ltd., ADR	495	54,188
Credit Agricole SA (I)(L)	5,426	30,528
Credito Artigiano SpA	655	698
Credito Bergamasco SpA	157	3,977
Credito Emiliano SpA	637	2,266
Cullen/Frost Bankers, Inc.	900	47,619
CVB Financial Corp.	900	9,027
Dah Sing Banking Group, Ltd.	4,840	4,120
Dah Sing Financial Holdings, Ltd.	900	2,692
Daisan Bank, Ltd.	1,000	2,052
Daishi Bank, Ltd.	3,000	9,774
Danske Bank A/S (I)	3,364	42,840
DBS Group Holdings, Ltd.	10,477	92,809
Dexia SA (I)	5,143	1,972
DGB Financial Group, Inc. (I)	910	10,246
DNB ASA	5,398	52,745
DVB Bank AG	130	4,030
E.Sun Financial Holding Company, Ltd.	33,489	14,423
East West Bancorp, Inc.	1,900	37,525
EFG Eurobank Ergasias SA (I)	3,504	1,680
Ehime Bank, Ltd.	1,000	2,963
Encore Bancshares, Inc. (I)(L)	200	2,704
Enterprise Financial Services Corp.	100	1,480
Entie Commercial Bank	3,000	1,480
Erste Group Bank AG (I)	1,943	34,030
Far Eastern International Bank	21,000	7,786
Federal Bank, Ltd.	3,403	21,699
Fifth Third Bancorp	11,000	139,920
Financial Institutions, Inc.	100	1,614
First BanCorp/Puerto Rico (I)	133	464
First Bancorp/Troy NC	300	3,345
First Busey Corp.	1,300	6,500
First Commonwealth Financial Corp.	1,500	7,890
First Community Bancshares, Inc.	300	3,744
First Financial Bancorp	1,000	16,640
First Financial Bankshares, Inc. (L)	450	15,044
First Financial Corp./Indiana	200	6,656
First Financial Holding Company, Ltd.	47,358	27,762
First Horizon National Corp. (L)	3,254	26,032
First Merchants Corp.	300	2,541
First Midwest Bancorp, Inc.	800	8,104
First Niagara Financial Group, Inc.	4,514	38,956
First Security Group, Inc. (I)	30	74
FirstMerit Corp.	1,318	19,941
FNB Corp.	1,800	20,358
Fukui Bank, Ltd.	2,000	6,076
Fukuoka Financial Group, Inc.	8,000	33,621
Fulton Financial Corp.	2,800	27,468
Geniki Bank SA (I)	568	192
German American Bancorp, Inc.	200	3,638
Getin Holding SA (I)	5,326	10,853
Glacier Bancorp, Inc.	1,200	14,436
Great Southern Bancorp, Inc.	200	4,718
Greene County Bancshares, Inc. (I)	200	252
Grupo Financiero Banorte SAB de CV	13,100	39,662
Grupo Financiero Inbursa SA	13,000	23,923
GSD Holding (I)	8,585	2,486
Gunma Bank	4,000	21,998
Hana Financial Group, Inc.	1,580	48,654
Hancock Holding Company	1,385	44,278
Hang Seng Bank, Ltd.	3,200	37,922
HDFC Bank Ltd.	3,618	29,032
HDFC Bank, Ltd., ADR (L)	1,500	39,420
Heartland Financial USA, Inc.	400	6,136
Higashi-Nippon Bank, Ltd.	3,000	6,274
Higo Bank, Ltd.	2,000	11,296
Hokuetsu Bank, Ltd.	5,000	10,137
Hokuhoku Financial Group, Inc.	10,000	19,468
Home Bancshares, Inc.	228	5,907
Hong Leong Bank BHD	3,360	11,541
Hong Leong Credit BHD	3,700	13,583

The accompanying notes are an integral part of the financial statements.

62

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
HSBC Holdings PLC, ADR	22,982	$875,614
Hua Nan Financial Holdings Company, Ltd.	34,074	18,406
Hudson Valley Holding Corp.	242	5,135
Huntington Bancshares, Inc.	11,700	64,233
Hyakujushi Bank, Ltd.	2,000	8,951
IBERIABANK Corp.	600	29,580
ICICI Bank, Ltd., ADR (L)	2,532	66,921
Independent Bank Corp. - MA (L)	500	13,645
Indian Bank	736	2,555
Indian Overseas Bank	3,112	4,299
IndusInd Bank, Ltd.	2,263	9,560
Industrial & Commercial Bank of China	309,730	184,732
Industrial Bank of Korea (I)	1,290	14,024
Industrial Development Bank of India, Ltd.	2,292	3,350
ING Bank Slaski SA	790	17,988
International Bancshares Corp.	1,300	23,836
Intesa Sanpaolo SpA	50,673	84,165
Investors Bancorp, Inc. (I)	2,811	37,892
Israel Discount Bank, Ltd. (I)	2,562	3,434
Itau Unibanco Holding SA	1,000	14,481
Itau Unibanco Holding SA, ADR	7,315	135,766
Iyo Bank, Ltd.	2,000	19,733
Jeonbuk Bank, Ltd. (I)	469	1,972
Joyo Bank, Ltd.	5,000	22,107
Juroku Bank, Ltd.	3,000	9,775
Jyske Bank A/S (I)	712	17,425
Kagoshima Bank, Ltd.	2,000	14,022
Karnataka Bank, Ltd.	259	318
Kasikornbank PCL (Foreign Shares)	7,700	30,376
KB Financial Group, Inc. (I)	600	18,946
KB Financial Group, Inc., ADR (I)	1,600	50,144
KBC Bancassurance Holding NV	1,556	19,538
Keiyo Bank, Ltd.	2,000	9,911
KeyCorp	13,328	102,492
King’s Town Bank (I)	36,000	20,279
Kita-Nippon Bank, Ltd.	100	2,443
Kiyo Holdings, Inc.	11,000	17,152
Komercni Banka AS	109	18,373
Korea Exchange Bank (I)	1,880	12,017
Kredyt Bank SA	1,216	3,450
Krung Thai Bank PCL	42,800	20,213
Lakeland Bancorp, Inc.	210	1,810
Lakeland Financial Corp.	200	5,174
Laurentian Bank of Canada	300	14,085
Liechtensteinische Landesbank AG	43	1,895
Lloyds Banking Group PLC (I)	28,330	11,315
Lloyds TSB Group PLC (I)	21,187	33,264
Luzerner Kantonalbank AG (I)	38	12,615
M&T Bank Corp.	1,916	146,267
MainSource Financial Group, Inc.	700	6,181
Malayan Banking BHD	19,845	53,663
MB Financial, Inc.	900	15,390
Mega Financial Holding Company, Ltd.	64,940	43,338
Meggitt PLC	8,887	48,630
Metro Bancorp, Inc. (I)	400	3,352
Metropolitan Bank & Trust Company	2,360	3,672
Minato Bank, Ltd.	6,000	10,904
Mitsubishi UFJ Financial Group	77,847	330,245
Mizrahi Tefahot Bank, Ltd.	1,337	10,590
Mizuho Financial Group, Inc.	115,880	156,382
Musashino Bank, Ltd.	500	16,622
National Australia Bank, Ltd.	14,054	335,045
National Bank of Canada (L)	1,000	70,812
National Bank of Greece SA (I)	6,037	12,650
National Penn Bancshares, Inc.	1,500	12,660
Natixis	8,995	22,565
NBT Bancorp, Inc.	300	6,639
Nedbank Group, Ltd.	1,710	30,651
Nishi-Nippon City Bank, Ltd.	8,000	23,003
Nordea Bank AB	18,930	146,138
Ogaki Kyoritsu Bank, Ltd.	2,000	6,531
Old National Bancorp	1,500	17,475
Old Second Bancorp, Inc. (I)(L)	200	266
Oriental Bank of Commerce	416	1,537
Oriental Financial Group, Inc.	500	6,055
OTP Bank PLC	2,723	36,130
Oversea-Chinese Banking Corp., Ltd.	14,352	86,419
Pacific Capital Bancorp (I)	500	14,120
Pacific Continental Corp.	400	3,540
PacWest Bancorp	500	9,475
Park National Corp.	300	19,518
Peoples Bancorp, Inc.	100	1,481
Philippine National Bank (I)	6,050	7,791
Piccolo Credito Valtellinese SCRL	2,715	6,145
Pinnacle Financial Partners, Inc. (I)(L)	500	8,075
Piraeus Bank SA (I)	19,556	6,277
PNC Financial Services Group, Inc.	5,800	334,486
Powszechna Kasa Oszczednosci
Bank Polski SA	2,921	27,046
PrivateBancorp, Inc.	900	9,882
Prosperity Bancshares, Inc. (L)	700	28,245
Raiffeisen Bank International AG (L)	528	13,659
Regions Financial Corp.	16,700	71,810
Renasant Corp.	200	3,000
Republic Bancorp, Inc., Class A	300	6,870
Republic First Bancorp, Inc. (I)	700	1,043
Resona Holdings, Inc.	7,700	33,878
RHB Capital BHD	5,310	12,516
Ringkjoebing Landbobank A/S	36	3,629
Rizal Commercial Banking Corp.	3,600	2,472
Royal Bank of Canada (L)	7,912	403,696
Royal Bank of Scotland Group PLC (I)	26,755	8,482
Royal Bank of Scotland
Group PLC, ADR (I)(L)	5,300	33,761
S&T Bancorp, Inc.	400	7,820
Sandy Spring Bancorp, Inc.	300	5,265
Sapporo Hokuyo Holdings, Inc.	2,200	7,882
SCBT Financial Corp.	300	8,703
Sekerbank AS	9,942	4,722
Senshu Ikeda Holdings, Inc.	10,200	14,955
Shiga Bank, Ltd.	2,000	13,625
Shikoku Bank, Ltd.	1,000	3,751
Shimizu Bank, Ltd.	100	3,656
Shinhan Financial Group
Company, Ltd., ADR (I)	1,200	81,852
Shinsei Bank, Ltd.	12,000	12,439
Shizuoka Bank, Ltd.	5,000	52,635
Siam Commercial Bank PCL	2,300	8,493
Sierra Bancorp	100	880
Signature Bank (I)	700	41,993
Simmons First National Corp., Class A	200	5,438
SinoPac Holdings Company, Ltd.	68,838	20,921
Skandinaviska Enskilda Banken AB, Series A	10,992	63,881
Societe Generale SA (I)	3,472	77,058
Southside Bancshares, Inc.	430	9,314
Southwest Bancorp, Inc. (I)	200	1,192
Spar Nord Bank A/S (I)	600	3,346
Sparebanken Midt-Norge ASA	672	4,413
St. Galler Kantonalbank	37	13,942
Standard Bank Group, Ltd.	7,091	86,559

The accompanying notes are an integral part of the financial statements.

63

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Standard Chartered PLC	14,509	$315,897
State Bancorp, Inc.	200	2,440
State Bank of India	396	12,100
StellarOne Corp.	200	2,276
Sterling Bancorp	600	5,184
Sterling Financial Corp. (I)	4	67
Suffolk Bancorp (I)	100	1,079
Sumitomo Mitsui Financial Group	7,836	218,007
Sun Bancorp, Inc. (I)	315	762
SunTrust Banks, Inc.	6,000	106,200
Suruga Bank, Ltd.	2,000	17,887
Susquehanna Bancshares, Inc.	2,892	24,235
SVB Financial Group (I)(L)	700	33,383
Svenska Handelsbanken AB, Series A	3,305	86,797
Swedbank AB, Class A	5,160	66,705
SY Bancorp, Inc.	100	2,053
Sydbank A/S	511	8,016
Synovus Financial Corp. (L)	12,500	17,625
Ta Chong Bank Company, Ltd. (I)	12,000	2,800
Taishin Financial Holdings Company, Ltd.	40,969	14,193
Taiwan Business Bank (I)	27,170	8,375
Taiwan Cooperative Financial Holding (I)	39,061	23,479
Taylor Capital Group, Inc. (I)	466	4,530
TCF Financial Corp.	1,900	19,608
Texas Capital Bancshares, Inc. (I)(L)	800	24,488
The 77th Bank, Ltd.	4,000	17,239
The Bank of Yokohama, Ltd.	9,000	42,525
The Chiba Kogyo Bank, Ltd. (I)	700	3,699
The Governor & Company of the Bank of
Ireland, ADR (L)	200	848
The Hachijuni Bank, Ltd.	3,000	17,129
The Hiroshima Bank, Ltd.	5,000	23,230
The Hokkoku Bank, Ltd.	3,000	11,003
The Hyakugo Bank, Ltd.	2,000	7,918
The Nanto Bank, Ltd.	2,000	11,070
The San-in Godo Bank, Ltd.	2,000	14,981
The Toronto-Dominion Bank (L)	4,907	367,465
The Yachiyo Bank, Ltd.	300	7,140
TMB Bank PCL	210,100	10,522
Tochigi Bank, Ltd.	1,000	3,584
Toho Bank, Ltd.	3,000	8,684
Tomato Bank, Ltd.	1,000	1,675
TOMONY Holdings, Inc.	2,000	8,774
Tompkins Financial Corp.	110	4,236
Tower Bancorp., Inc.	200	5,708
TowneBank (L)	500	6,120
TriCo Bancshares	400	5,688
Trustmark Corp. (L)	1,100	26,719
TT Hellenic Postbank SA (I)	615	321
Turkiye Garanti Bankasi AS	10,553	32,804
Turkiye Halk Bankasi AS	1,645	8,579
Turkiye Is Bankasi	9,352	16,310
Turkiye Sinai Kalkinma Bankasi AS	6,514	6,290
Turkiye Vakiflar Bankasi Tao	5,846	7,547
U.S. Bancorp	17,500	473,375
UMB Financial Corp.	700	26,075
Umpqua Holdings Corp.	2,100	26,019
Unicredit SpA (I)(L)	9,284	76,542
Union First Market Bankshares Corp.	100	1,329
United Bankshares, Inc.	900	25,443
United Community Banks, Inc. (I)	81	566
United Overseas Bank, Ltd.	8,068	94,748
Univest Corp. of Pennsylvania	200	2,928
Valiant Holding AG	141	17,843
Valley National Bancorp	2,198	27,189
Virginia Commerce Bancorp, Inc. (I)	600	4,638
VTB Bank OJSC, GDR	1,125	4,060
VTB Bank OJSC, GDR	6,075	21,931
Washington Banking Company	400	4,764
Washington Trust Bancorp, Inc.	400	9,544
Webster Financial Corp.	1,300	26,507
Wells Fargo & Company	58,135	1,602,201
WesBanco, Inc.	400	7,788
West Bancorp, Inc.	800	7,664
West Coast Bancorp (I)	241	3,760
Westamerica Bancorp.	400	17,560
Western Alliance Bancorp (I)	1,400	8,722
Westpac Banking Corp, ADR	1,400	143,360
Westpac Banking Corp.	9,849	201,034
Wilshire Bancorp, Inc. (I)	700	2,541
Wing Hang Bank, Ltd.	1,500	12,267
Wintrust Financial Corp.	500	14,025
Woori Finance Holdings Company, Ltd. (I)	3,770	30,821
Yamagata Bank, Ltd.	1,000	4,882
Yamaguchi Financial Group, Inc.	2,000	19,082
Yamanashi Chuo Bank, Ltd.	3,000	12,192
Yapi ve Kredi Bankasi AS (I)	4,484	6,365
Yes Bank, Ltd.	1,666	7,482
Zions Bancorporation	2,344	38,160
		16,754,837
Commercial Services & Supplies - 0.00%
K-Green Trust	1,400	978
Consumer Finance - 0.34%
Advance America Cash Advance Centers, Inc.	900	8,055
Allied Group, Ltd.	2,000	4,498
American Express Company	8,000	377,360
Capital One Financial Corp.	5,403	228,493
Cash America International, Inc. (L)	500	23,315
Compartamos SAB de CV	12,100	14,827
CompuCredit Holdings Corp. (I)	591	2,187
Credit Acceptance Corp. (I)	500	41,140
Credit Saison Company, Ltd.	1,800	36,031
DFC Global Corp. (I)	600	10,836
Discover Financial Services	7,200	172,800
EZCORP, Inc., Class A (I)	500	13,185
First Cash Financial Services, Inc. (I)	400	14,036
International Personal Finance PLC	1,077	2,863
Mahindra & Mahindra Financial Services, Ltd.	237	2,682
Nelnet, Inc., Class A	800	19,576
Provident Financial PLC	1,356	19,797
Samsung Card Company, Ltd. (I)	400	13,507
Shriram Transport Finance Company	782	6,187
SLM Corp.	7,500	100,500
The First Marblehead Corp. (I)	800	936
World Acceptance Corp. (I)	300	22,050
		1,134,861
Diversified Financial Services - 1.37%
Aberdeen Asset Management PLC	7,201	23,624
Ackermans & Van Haaren NV (I)	310	23,097
AET&D Holdings No 1, Ltd. (I)	2	0
African Bank Investments, Ltd.	6,694	28,377
AMMB Holdings BHD	15,200	28,545
Asset Acceptance Capital Corp. (I)	200	782
Australian Stock Exchange, Ltd.	1,368	42,736
Ayala Corp.	1,880	13,348
Bajaj Holdings and Investment, Ltd.	665	8,528
Bank of America Corp.	116,312	646,695
Banque Nationale de Belgique	4	11,684

The accompanying notes are an integral part of the financial statements.

64

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
BM&F Bovespa SA	12,381	$65,050
Bolsa Mexicana de Valores SAB de CV	5,700	9,035
Bolsas y Mercados Espanoles SA	488	13,129
Bure Equity AB (I)	284	660
Bursa Malaysia BHD	3,900	8,234
CBOE Holdings, Inc.	500	12,930
Challenger, Ltd.	7,270	30,641
China Everbright, Ltd.	8,000	12,431
Citigroup, Inc.	21,701	570,953
CME Group, Inc.	900	219,303
CRISIL, Ltd.	190	3,144
CSI Properties, Ltd	270,000	7,804
Deutsche Boerse AG - New Shares (I)	991	51,955
Encore Capital Group, Inc. (I)	600	12,756
Financiere Marc de Lacharriere SA	165	6,246
First Pacific Company, Ltd.	24,000	24,968
FirstRand, Ltd.	15,326	39,274
Fubon Financial Holding Company, Ltd.	27,296	28,897
Gigaset AG (I)	1,047	3,339
Grenkeleasing AG	302	15,219
Hong Kong Exchanges & Clearing, Ltd.	4,300	69,190
IBJ Leasing Company, Ltd.	200	4,439
IG Group Holdings PLC	2,931	21,691
Infrastructure Development
Finance Company, Ltd.	5,962	10,225
ING Groep NV (I)	15,341	109,324
ING Groep NV ADR (I)	7,242	51,925
Inmuebles Carso SAB de CV, Class B1 (I)	5,300	3,984
Interactive Brokers Group, Inc., Class A	400	5,976
IntercontinentalExchange, Inc. (I)	1,000	120,550
JPMorgan Chase & Company	49,179	1,635,202
JSE, Ltd.	919	8,072
Kardan Nvkardan NV (I)	1,564	4,004
Kardan Yazamut, Ltd. (I)	1,564	205
Kotak Mahindra Bank, Ltd.	1,923	15,501
Leucadia National Corp.	3,400	77,316
Life Partners Holdings, Inc.	156	1,008
London Stock Exchange Group PLC	1,258	15,508
MarketAxess Holdings, Inc.	600	18,066
Meritz Finance Holdings Company (I)	303	703
Moody’s Corp.	2,000	67,360
MSCI, Inc. (I)	1,226	40,372
Mulpha International BHD (I)	53,500	6,653
Mvelaphanda Group, Ltd. (I)	10,184	4,412
NewStar Financial, Inc. (I)	1,100	11,187
NYSE Euronext	3,700	96,570
Onex Corp.	800	26,055
PHH Corp. (I)	900	9,630
PICO Holdings, Inc. (I)	500	10,290
Pohjola Bank OYJ	2,267	21,938
Portfolio Recovery Associates, Inc. (I)	200	13,504
Power Finance Corp. Ltd.	2,196	5,655
PSG Group, Ltd.	1,178	6,857
Reliance Capital, Ltd.	1,234	5,456
Resource America, Inc.	565	2,689
Rural Electrification Corp. Ltd.	3,171	9,201
Singapore Exchange, Ltd.	5,000	23,578
SNS REAAL NV (I)	1,920	4,165
Sprott Resource Lending Corp.	1,200	1,673
Thanachart Capital PCL	2,100	1,781
The NASDAQ OMX Group, Inc. (I)	2,800	68,628
TMX Group, Inc. (I)	500	20,461
Washington H Soul Pattinson
& Company, Ltd.	1,874	26,484
		4,620,872
Household Durables - 0.00%
Sjaelso Gruppen A/S (I)	150	38
Insurance - 2.77%
ACE, Ltd.	2,902	203,488
Admiral Group PLC	1,595	21,076
Aegon NV (I)	12,838	51,135
Aflac, Inc.	4,300	186,018
Ageas	14,491	22,450
Alleghany Corp. (I)	104	29,670
Allianz SE	2,616	250,013
Allied World Assurance
Company Holdings, Ltd.	800	50,344
Alterra Capital Holdings, Ltd. (L)	1,500	35,445
American Equity Investment Life
Holding Company	1,100	11,440
American Financial Group, Inc.	1,600	59,024
American International Group, Inc. (I)	1,100	25,520
American National Insurance Company	300	21,909
American Safety Insurance Holdings, Ltd. (I)	200	4,350
AMERISAFE, Inc. (I)	200	4,650
Amlin PLC	5,558	27,006
AMP, Ltd.	17,044	70,818
Amtrust Financial Services, Inc. (L)	900	21,375
AON Corp.	2,600	121,680
April Group SA	269	4,089
Arch Capital Group, Ltd. (I)	2,400	89,352
Argo Group International Holdings, Ltd.	500	14,480
Arthur J. Gallagher & Company	1,420	47,485
Asia Financial Holdings, Ltd.	22,000	7,537
Aspen Insurance Holdings, Ltd.	1,200	31,800
Assicurazioni Generali SpA	6,967	104,373
Assurant, Inc.	1,700	69,802
Assured Guaranty, Ltd.	2,200	28,908
Aviva PLC	20,827	96,685
AXA SA	11,064	142,587
Axis Capital Holdings, Ltd.	2,000	63,920
Bajaj Finserv, Ltd.	1,288	10,357
Baloise Holding AG	399	27,244
Beazley PLC	7,685	15,986
Berkshire Hathaway, Inc., Class B (I)	4,069	310,465
Brown & Brown, Inc.	1,900	42,997
Cathay Financial Holdings Company, Ltd.	40,194	43,364
Catlin Group, Ltd.	4,951	30,548
Chesnara PLC	1,469	4,002
China Life Insurance Company, Ltd.	18,332	14,786
China Life Insurance Company, Ltd., ADR (L)	2,300	85,031
China Pacific Insurance Group Company, Ltd.	8,174	23,285
China Taiping Insurance
Holdings Company, Ltd. (I)	7,000	12,900
Chubb Corp.	3,300	228,426
Cincinnati Financial Corp. (L)	2,300	70,058
Citizens, Inc., Class A (I)	300	2,907
Clal Insurance Enterprise Holdings, Ltd.	217	3,221
CNA Financial Corp.	3,900	104,325
CNO Financial Group, Inc. (I)	4,000	25,240
CNP Assurances SA	1,760	21,770
Delphi Financial Group, Inc., Class A	1,000	44,300
Delta Lloyd NV	234	3,916
Discovery Holdings, Ltd., ADR	3,521	18,958
Donegal Group, Inc.	304	4,305
Dongbu Insurance Company, Ltd.	320	14,853

The accompanying notes are an integral part of the financial statements.

65

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
eHealth, Inc. (I)	200	$2,940
EMC Insurance Group, Inc.	260	5,348
Employers Holdings, Inc.	600	10,854
Endurance Specialty Holdings, Ltd.	800	30,600
Enstar Group, Ltd. (I)	200	19,640
Erie Indemnity Company	800	62,528
Euler Hermes SA	217	12,839
Everest Re Group, Ltd.	800	67,272
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	200	85,793
FBD Holdings PLC	77	648
FBL Financial Group, Inc., Class A	500	17,010
Fidelity National Financial, Inc., Class A	4,200	66,906
First Acceptance Corp. (I)	800	1,088
First American Financial Corp.	1,400	17,738
Flagstone Reinsurance Holdings SA	1,500	12,435
Fondiaria-Sai SpA (I)(L)	869	696
Genworth Financial, Inc., Class A (I)	6,700	43,885
Global Indemnity PLC (I)	450	8,924
Great-West Lifeco, Inc.	1,500	30,037
Greenlight Capital Re, Ltd., Class A (I)	600	14,202
Grupo Catalana Occidente SA	291	4,617
Hallmark Financial Services, Inc. (I)	500	3,495
Hannover Rueckversicherung AG	522	25,892
Hanwha General Insurance Company, Ltd. (I)	1,210	7,779
Harleysville Group, Inc. (L)	600	33,942
Hartford Financial Services Group, Inc.	5,900	95,875
HCC Insurance Holdings, Inc.	1,600	44,000
Helvetia Patria Holding AG (I)	45	14,126
Hilltop Holdings, Inc. (I)	1,200	10,140
Hiscox, Ltd.	4,702	27,193
Horace Mann Educators Corp.	800	10,968
Hyundai Marine & Fire
Insurance Company, Ltd.	450	13,492
Independence Holding Company	200	1,626
Industrial Alliance Insurance and
Financial Services, Inc.	900	23,226
Intact Financial Corp.	800	45,962
Jardine Lloyd Thompson Group PLC	1,171	12,526
Kemper Corp.	1,300	37,973
Kingsway Financial Services, Inc. (I)	1,600	832
Korea Life Insurance Company, Ltd.	1,640	10,541
Korean Reinsurance Company, Ltd.	1,407	18,336
Lancashire Holdings, Ltd.	97	1,090
Legal & General Group PLC	46,210	73,358
Liberty Holdings, Ltd.	983	9,655
LIG Non-Life Insurance Company, Ltd.	440	8,759
Lincoln National Corp.	4,600	89,332
Loews Corp.	4,565	171,872
LPI Capital BHD	400	1,705
Maiden Holdings, Ltd.	1,300	11,388
Mapfre SA	4,256	13,451
Markel Corp. (I)	100	41,467
Marsh & McLennan Companies, Inc.	4,600	145,452
MBIA, Inc. (I)(L)	3,800	44,042
Meadowbrook Insurance Group, Inc.	1,100	11,748
Mediolanum SpA	1,091	4,224
Menorah Mivtachim Holdings, Ltd. (I)	45	340
Mercury General Corp.	800	36,496
Meritz Fire & Marine
Insurance Company, Ltd.	726	7,446
MetLife, Inc.	9,500	296,210
Migdal Insurance Holdings, Ltd.	3,100	4,222
Milano Assicurazioni SpA (I)	1,886	548
MMI Holdings, Ltd.	8,546	18,101
Montpelier Re Holdings, Ltd.	1,100	19,525
MS&AD Insurance Group Holdings	3,182	58,872
Muenchener Rueckversicherungs AG	1,149	140,935
National Financial Partners Corp. (I)	900	12,168
National Interstate Corp.	200	4,934
NIB Holdings, Ltd.	7,722	11,845
NKSJ Holdings, Inc.	2,175	42,610
Novae Group PLC	791	4,133
NRMA Insurance Group, Ltd.	15,517	47,221
Old Mutual PLC	44,194	92,488
Old Republic International Corp. (L)	3,830	35,504
OneBeacon Insurance Group, Ltd.	300	4,617
PartnerRe, Ltd.	1,200	77,052
PICC Property & Casualty Company, Ltd.,
H Shares	18,000	24,362
Ping An Insurance Group Company	7,500	49,696
Platinum Underwriters Holdings, Ltd.	800	27,288
Porto Seguro SA	1,300	14,845
Powszechny Zaklad Ubezpieczen SA	95	8,484
Presidential Life Corp.	300	2,997
Primerica, Inc.	1,300	30,212
Principal Financial Group, Inc.	5,100	125,460
ProAssurance Corp.	500	39,910
Protective Life Corp.	900	20,304
Prudential Financial, Inc.	5,700	285,684
Prudential PLC (L)	9,400	185,556
QBE Insurance Group, Ltd.	5,381	71,242
Reinsurance Group of America, Inc.	1,100	57,475
RenaissanceRe Holdings, Ltd.	800	59,496
Resolution, Ltd.	16,885	65,638
RLI Corp.	400	29,144
RSA Insurance Group PLC	27,615	44,919
Safety Insurance Group, Inc.	200	8,096
Sampo OYJ	3,209	79,511
Samsung Fire & Marine
Insurance Company, Ltd.	319	58,480
Sanlam, Ltd.	16,519	59,014
Santam, Ltd.	394	6,940
Schweizerische National-Versicherungs-
Gesellschaft AG	483	16,597
SCOR SE	1,334	31,083
SeaBright Holdings, Inc.	200	1,530
Selective Insurance Group, Inc.	800	14,184
Shin Kong Financial
Holding Company, Ltd. (I)	42,512	12,045
Societa’ Cattolica di Assicurazioni SCRL	635	11,844
Sony Financial Holdings, Inc.	1,700	25,011
St James’s Place PLC	1,876	9,436
StanCorp Financial Group, Inc.	800	29,400
Standard Life PLC	18,251	58,193
State Auto Financial Corp.	900	12,231
Stewart Information Services Corp.	200	2,310
Storebrand ASA	3,919	20,239
Sul America SA	2,700	21,858
Sun Life Financial, Inc. (Toronto
Stock Exchange) (L)	4,063	75,377
Suncorp-Metway, Ltd.	10,537	90,140
Swiss Life Holding (I)	221	20,208
Swiss Re, Ltd. (I)	3,254	165,722
T&D Holdings, Inc.	4,000	37,210
The Allstate Corp.	5,800	158,978
The Dai-ichi Life Insurance Company, Ltd.	33	32,393
The Hanover Insurance Group, Inc.	800	27,960
The Navigators Group, Inc. (I)	400	19,072
The Phoenix Companies, Inc. (I)	1,100	1,848

The accompanying notes are an integral part of the financial statements.

66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
The Progressive Corp.	6,100	119,011
The Travelers Companies, Inc.	5,600	331,352
Tokio Marine Holdings, Inc.	4,600	101,752
Tong Yang Life Insurance	730	9,257
Topdanmark A/S (I)	135	20,993
Torchmark Corp.	1,800	78,102
Tower Group, Inc.	700	14,119
Tower, Ltd.	14,954	17,793
Transatlantic Holdings, Inc.	1,000	54,730
TrygVesta A/S	177	9,810
Unipol Gruppo Finanziario SpA, ADR (I)	8,796	2,829
Uniqa Versicherungen AG	343	4,189
United Fire & Casualty Company	500	10,090
Universal Insurance Holdings, Inc.	800	2,864
Unum Group (L)	4,620	97,343
Validus Holdings, Ltd.	1,872	58,968
W.R. Berkley Corp.	2,000	68,780
White Mountains Insurance Group, Ltd.	100	45,346
Wiener Staedtische Allgemeine
Versicherung AG	482	19,071
Willis Group Holdings PLC	2,300	89,240
XL Group PLC	4,803	94,955
Zurich Financial Services AG (I)	1,130	255,171
		9,333,794
Real Estate Investment Trusts - 0.05%
American Tower Corp.	2,765	165,928
Real Estate Management & Development - 0.63%
AFI Development PLC (I)	5,263	2,210
Africa Israel Investments, Ltd. (I)	802	2,430
Agile Property Holdings, Ltd.	8,000	7,144
Allreal Holding AG (I)	57	8,283
Altisource Portfolio Solutions SA (I)	600	30,108
Asia Standard International Group (I)	20,000	3,088
Atrium European Real Estate, Ltd.	1,193	5,427
Atrium Ljungberg AB, Class B	157	1,670
Avatar Holdings, Inc. (I)	100	718
Ayala Land, Inc.	40,800	14,184
Bakrieland Development Tbk PT (I)	550,000	7,216
Bandar Raya Developments BHD	9,200	6,147
Belle Corp. (I)	84,000	9,739
BR Malls Participacoes SA	3,400	33,029
Brasil Brokers Participacoes SA	2,200	6,581
Brookfield Asset Management, Inc.	2,700	74,315
Brookfield Office Properties, Inc.	1,900	29,785
Bukit Sembawang Estates, Ltd.	2,000	6,046
Bumi Serpong Damai PT	40,000	4,322
Bund Center Investment, Ltd. (I)	9,000	881
CA Immobilien Anlagen AG (I)	23	247
Capital & Counties Properties PLC	408	1,168
Capital & Regional PLC (I)	1,359	670
Capitaland, Ltd.	15,000	25,487
CapitaMalls Asia, Ltd.	8,000	6,955
Castellum AB	536	6,627
Cathay Real Estate
Development Company, Ltd.	18,000	6,143
CBRE Group, Inc. (I)	3,000	45,660
Central Pattana PCL	8,400	10,051
Cheung Kong Holdings, Ltd.	9,000	106,812
China Overseas Land & Investment, Ltd.	24,960	41,851
China Resources Land, Ltd.	18,000	28,922
Chong Hong Construction Company	4,120	6,800
Ciputra Development Tbk PT	228,500	13,622
City Developments, Ltd.	4,000	27,385
Coastal Greenland, Ltd. (I)	4,000	149
Consolidated-Tomoka Land Company	200	5,414
Cosway Corp. Ltd. (I)	5,000	669
Country Garden Holdings Company (L)	32,000	11,964
Daibiru Corp.	1,500	9,422
Daikyo, Inc. (I)	1,000	1,973
Daito Trust Construction Company, Ltd.	500	42,900
Daiwa House Industry Company, Ltd.	4,000	47,661
Deutsche Wohnen AG	944	12,541
Development Securities PLC	1,830	4,262
DLF, Ltd.	2,243	7,716
Echo Investment SA (I)	5,340	5,090
Evergrande Real Estate Group, Ltd.	25,000	10,404
Fabege AB	1,258	9,848
Far East Consortium International, Ltd.	36,000	5,075
Farglory Land Development Company, Ltd.	5,000	7,829
First Capital Realty, Inc.	173	2,938
FirstService Corp. (I)	200	5,291
Forest City Enterprises, Inc., Class A (I)(L)	2,100	24,822
Forestar Group, Inc. (I)	400	6,052
Fragrance Group, Ltd.	58,000	14,051
Franshion Properties China, Ltd.	40,000	7,640
GAGFAH SA (I)	1,288	6,624
Glorious Property Holdings, Ltd. (I)	45,000	7,954
Goldcrest Company, Ltd.	170	2,699
Great Eagle Holdings, Ltd.	4,108	8,054
Greentown China Holdings, Ltd.	11,500	5,003
Growthpoint Properties, Ltd.	10,399	23,880
Guangzhou R&F Properties
Company, Ltd., Class H	10,000	7,888
Guocoland, Ltd.	4,000	5,420
Hang Lung Group, Ltd.	6,000	32,653
Hang Lung Properties, Ltd.	16,000	45,489
Heiwa Real Estate Company, Ltd.	3,500	6,949
Helical Bar PLC	514	1,482
Henderson Land Development Company, Ltd.	12,036	59,592
Highwealth Construction Corp.	5,000	7,172
HKR International, Ltd. (I)	16,800	5,251
Ho Bee Investment, Ltd. (I)	7,000	5,534
Hopewell Holdings, Ltd.	6,000	15,314
Hopson Development Holdings, Ltd. (I)	6,000	3,114
Housing Development
& Infrastructure, Ltd. (I)	1,200	1,208
Huaku Development Company, Ltd.	3,273	6,597
Hufvudstaden AB,Class A	503	5,117
Hulic Company, Ltd.	600	6,990
Hung Poo Real Estate Development Corp.	5,499	3,629
Hysan Development Company, Ltd.	3,000	9,827
IGB Corp. BHD	15,756	12,214
Iguatemi Empresa de Shopping Centers SA	178	3,308
Iida Home Max	400	2,990
IJM Land BHD	10,100	7,338
Indiabulls Real Estate, Ltd.	4,034	3,500
IVG Immobilien AG (I)(L)	1,471	3,998
JHSF Participacoes SA	2,000	5,876
Jones Lang LaSalle, Inc.	700	42,882
K Wah International Holdings, Ltd.	17,000	4,308
Kenedix, Inc. (I)	48	6,227
Kennedy-Wilson Holdings, Inc.	800	8,464
Keppel Land, Ltd.	7,177	12,246
Kerry Properties, Ltd.	5,500	18,181
KLCC Property Holdings BHD	7,300	7,248
Kowloon Development Company, Ltd.	7,000	6,131
Kungsleden AB	1,328	8,851
Kuoyang Construction Company, Ltd. (I)	13,000	4,569
KWG Property Holding, Ltd.	14,500	4,879

The accompanying notes are an integral part of the financial statements.

67

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Land & Houses PCL	33,200	$6,458
Lend Lease Corp.	4,413	32,260
Leopalace21 Corp. (I)(L)	1,200	2,349
Lippo Karawaci Tbk PT	62,500	4,546
Longfor Properties Company, Ltd.	5,053	5,723
LPS Brasil Consultoria de Imoveis SA	500	6,970
Midland Holdings, Ltd.	10,000	5,197
Mingfa Group International Company, Ltd.	30,000	9,030
Mitsubishi Estate Company, Ltd.	4,000	59,680
Mitsui Fudosan Company, Ltd.	4,000	58,215
Mobimo Holding AG (I)	62	13,713
Multiplan Empreendimentos Imobiliarios SA	279	5,724
New World China Land, Ltd.	49,500	9,905
New World Development Company, Ltd.	18,036	14,478
Nomura Real Estate Holdings, Inc.	1,300	19,327
Orchard Parade Holdings, Ltd.	9,000	8,875
Pakuwon Jati Tbk Pt (I)	69,500	5,743
Parque Arauco Saparque Arauco SA	801	1,304
Peet, Ltd.	3,526	2,892
Poly Hong Kong Investment, Ltd.	11,000	4,746
Prelios SpA (I)	2,380	254
Preuksa Real Estate PCL	15,000	5,515
Prince Housing & Development Corp.	13,080	6,982
PSP Swiss Property AG (I)	76	6,348
Quintain Estates & Development PLC (I)	3,488	2,041
Radium Life Tech Company, Ltd.	9,827	6,835
Realia Business SA (I)	3,816	5,381
Renhe Commercial Holdings Company, Ltd.	56,000	6,394
Resilient Property Income Fund, Ltd.	206	886
Robinsons Land Corp.	36,750	9,506
Ruentex Development Company, Ltd.	7,390	7,887
Savills PLC	3,206	16,293
Sentul City Tbk PT (I)	105,000	3,068
ServCorp, Ltd.	1,946	5,197
Shenzhen Investment, Ltd.	44,000	7,853
Shimao Property Holdings, Ltd., GDR	14,500	12,294
Shui On Land, Ltd.	12,847	3,896
Sino Land Company, Ltd.	26,474	37,670
Sino-Ocean Land Holdings, Ltd.	31,596	14,684
Sinolink Worldwide Holdings, Ltd. (I)	58,000	4,390
SM Development Corp.	40,100	6,242
SM Prime Holdings, Ltd.	18,800	5,704
Sobha Developers, Ltd.	1,142	4,141
Soho China, Ltd.	15,000	10,020
SP Setia BHD	15,600	18,936
St. Modwen Properties PLC	1,033	1,809
Sumitomo Realty &
Development Company, Ltd.	1,000	17,485
Summarecon Agung Tbk PT	24,500	3,345
Sun Hung Kai Properties, Ltd.	8,000	99,852
Sunway BHD (I)	11,220	9,011
Tag Immobilien AG (I)	577	4,592
TAI Cheung Holdings, Ltd.	14,000	8,551
Technopolis PLC	1,351	5,855
Tejon Ranch Company (I)	338	8,274
The St. Joe Company (I)(L)	1,600	23,456
Tian An China Investment, Ltd.	12,000	6,119
TOC Company, Ltd.	2,000	9,086
Tokyo Rakutenchi Company, Ltd.	1,000	3,649
Tokyo Tatemono Company, Ltd. (I)	6,000	18,133
Tokyu Land Corp.	5,000	18,876
Unitech, Ltd. (I)	9,169	3,307
United Energy Group, Ltd. (I)	74,000	12,471
United Industrial Corp, Ltd.	5,000	10,520
UOL Group, Ltd.	5,000	15,384
Vukile Property Fund, Ltd.	2,185	3,966
Wharf Holdings, Ltd.	9,000	40,721
Wheelock and Company, Ltd.	8,000	19,795
Wheelock Properties, Ltd.	7,000	8,139
Wihlborgs Fastigheter AB	722	9,522
Wing Tai Holdings, Ltd.	4,000	2,916
Yanlord Land Group, Ltd.	7,000	5,138
Yuexiu Property Company, Ltd.	62,949	9,059
		2,136,667
Thrifts & Mortgage Finance - 0.17%
Aareal Bank AG (I)	1,065	19,182
Astoria Financial Corp.	1,700	14,433
Bank Mutual Corp.	1,200	3,816
BankFinancial Corp.	300	1,656
Beneficial Mutual Bancorp, Inc. (I)	1,600	13,376
Berkshire Hill Bancorp, Inc.	256	5,681
BofI Holding, Inc. (I)	300	4,875
Brookline Bancorp, Inc.	900	7,596
Capitol Federal Financial, Inc.	2,037	23,507
Clifton Savings Bancorp, Inc.	500	4,640
Dewan Housing Finance Corp. Ltd.	1,398	4,738
Dime Community Bancshares	400	5,040
ESSA Bancorp, Inc.	200	2,094
Federal Agricultural Mortgage Corp., Class C	300	5,406
First Financial Holdings, Inc.	100	893
First Financial Northwest, Inc. (I)	500	2,945
Flushing Financial Corp.	800	10,104
Home Capital Group, Inc.	400	19,279
Home Federal Bancorp, Inc.	200	2,080
Hudson City Bancorp, Inc.	6,600	41,250
Kearny Financial Corp.	500	4,750
LIC Housing Finance, Ltd.	5,385	22,395
Meridian Interstate Bancorp, Inc. (I)	400	4,980
MGIC Investment Corp. (I)	1,700	6,341
New York Community Bancorp, Inc.	5,752	71,152
Northfield Bancorp, Inc. (L)	900	12,744
Northwest Bancshares, Inc.	2,025	25,191
OceanFirst Financial Corp.	200	2,614
Ocwen Financial Corp. (I)	1,800	26,064
Oritani Financial Corp.	735	9,386
People’s United Financial, Inc.	5,963	76,625
Provident Financial Services, Inc.	1,100	14,729
Provident New York Bancorp	800	5,312
Radian Group, Inc.	2,100	4,914
Rockville Financial, Inc.	303	3,139
Roma Financial Corp.	200	1,968
Territorial Bancorp, Inc.	200	3,950
TFS Financial Corp. (I)	4,100	36,736
The PMI Group, Inc. (I)	700	19
Tree.com, Inc. (I)	20	112
TrustCo Bank Corp.	1,600	8,976
United Financial Bancorp, Inc.	500	8,045
ViewPoint Financial Group	420	5,464
Washington Federal, Inc.	1,600	22,384
Waterstone Financial, Inc. (I)	200	384
Westfield Financial, Inc.	400	2,944
		573,909
		39,146,440
Health Care - 6.63%
Biotechnology - 0.70%
Acadia Pharmaceuticals, Inc. (I)	100	108
Actelion, Ltd. (I)	795	27,183
Active Biotech AB (I)	427	1,371

The accompanying notes are an integral part of the financial statements.

68

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Affymax, Inc. (I)	500	$3,305
Alexion Pharmaceuticals, Inc. (I)	1,600	114,400
Alkermes PLC (I)	1,600	27,776
Allos Therapeutics, Inc. (I)	300	426
Alnylam Pharmaceuticals, Inc. (I)(L)	400	3,260
AMAG Pharmaceuticals, Inc. (I)	300	5,673
Amgen, Inc.	9,228	592,530
Amicus Therapeutics, Inc. (I)	400	1,376
Arena Pharmaceuticals, Inc. (I)	600	1,122
Ariad Pharmaceuticals, Inc. (I)	2,200	26,950
Arqule, Inc. (I)	600	3,384
Basilea Pharmaceutica (I)	119	4,505
Bavarian Nordic A/S (I)	450	3,014
Biocon, Ltd.	1,434	7,425
Biogen Idec, Inc. (I)	2,500	275,125
BioMarin Pharmaceutical, Inc. (I)	1,300	44,694
BioMimetic Therapeutics, Inc. (I)	600	1,710
Biotest AG	188	10,024
Cangene Corp. (I)	400	777
Celgene Corp. (I)(L)	3,157	213,413
Cepheid, Inc. (I)(L)	451	15,519
CSL, Ltd.	2,401	78,581
Cubist Pharmaceuticals, Inc. (I)	900	35,658
Cytokinetics, Inc. (I)	600	576
Dyax Corp. (I)	600	816
Emergent Biosolutions, Inc. (I)	500	8,420
Enzon Pharmaceuticals, Inc. (I)	700	4,690
Exelixis, Inc. (I)	1,500	7,103
Galapagos NV (I)	188	2,525
Genmab A/S (I)	380	2,491
Genomic Health, Inc. (I)	500	12,695
Genus PLC	1,065	17,204
Geron Corp. (I)	2,000	2,960
Gilead Sciences, Inc. (I)	5,900	241,487
Grifols SA (I)(L)	1,108	18,602
GTx, Inc. (I)	600	2,016
Halozyme Therapeutics, Inc. (I)	1,500	14,265
Idenix Pharmaceuticals, Inc. (I)	400	2,978
Immunogen, Inc. (I)	500	5,790
Immunomedics, Inc. (I)	900	2,997
Inovio Biomedical Corp. (I)	300	129
Intercell AG (I)	488	1,203
InterMune, Inc. (I)	900	11,340
Mannkind Corp. (I)(L)	813	2,033
Maxygen, Inc. (I)	300	1,689
Medivir AB (I)	250	2,412
Mesoblast, Ltd. (I)	1,314	9,239
Momenta Pharmaceuticals, Inc. (I)	600	10,434
Myriad Genetics, Inc. (I)	1,200	25,128
Myriad Pharmaceuticals, Inc. (I)	250	670
Nabi Biopharmaceuticals (I)	400	752
Neurocrine Biosciences, Inc. (I)	1,600	13,600
NeurogesX, Inc. (I)	340	289
NeuroSearch A/S (I)	102	314
Novavax, Inc. (I)(L)	1,200	1,512
OncoGenex Pharmaceuticals, Inc. (I)	100	1,174
Oncolytics Biotech, Inc. (I)	900	3,534
Onyx Pharmaceuticals, Inc. (I)	700	30,765
Opko Health, Inc. (I)	1,900	9,310
Osiris Therapeutics, Inc. (I)	500	2,675
PDL BioPharma, Inc.	1,900	11,780
Pharmasset, Inc. (I)	800	102,560
Progenics Pharmaceuticals, Inc. (I)	200	1,708
Regeneron Pharmaceuticals, Inc. (I)	1,100	60,973
Rigel Pharmaceuticals, Inc. (I)	800	6,312
RNL BIO Company, Ltd. (I)	920	3,981
Sangamo Biosciences, Inc. (I)	700	1,988
Seattle Genetics, Inc. (I)(L)	800	13,372
Sino Biopharmaceutical	96,000	28,467
Spectrum Pharmaceuticals, Inc. (I)	1,100	16,093
Swedish Orphan Biovitrum AB (I)	35	77
Synageva Biopharma Corp. (I)	100	2,663
Synta Pharmaceuticals Corp. (I)	300	1,401
Theravance, Inc. (I)	514	11,359
ThromboGenics NV (I)	334	8,153
Transcept Pharmaceuticals, Inc. (I)	253	1,981
United Therapeutics Corp. (I)	800	37,800
Vertex Pharmaceuticals, Inc. (I)	1,600	53,136
Vical, Inc. (I)	900	3,969
Zeltia SA (I)(L)	2,108	4,675
		2,347,574
Health Care Equipment & Supplies - 0.91%
Abaxis, Inc. (I)(L)	200	5,534
ABIOMED, Inc. (I)	200	3,694
Accuray, Inc. (I)	1,095	4,632
Alere, Inc. (I)	1,200	27,708
Align Technology, Inc. (I)	1,300	30,843
Alphatec Holdings, Inc. (I)	1,000	1,720
Analogic Corp.	200	11,464
AngioDynamics, Inc. (I)	200	2,962
Anika Therapeutics, Inc. (I)	500	4,900
Ansell, Ltd.	1,951	28,985
Arthrocare Corp. (I)	300	9,504
Baxter International, Inc.	3,500	173,180
Becton, Dickinson and Company	1,700	127,024
BioMerieux SA	114	8,136
Biosensors International Group, Ltd. (I)	6,000	6,611
Blackmores, Ltd.	69	2,011
Boston Scientific Corp. (I)	21,116	112,759
C.R. Bard, Inc.	1,000	85,500
Cantel Medical Corp.	200	5,586
CareFusion Corp. (I)	3,082	78,314
Carl Zeiss Meditec AG	602	12,715
Cie Generale d’Optique
Essilor International SA	1,027	72,408
Cochlear, Ltd.	319	20,253
Coloplast A/S	150	21,532
Conceptus, Inc. (I)	500	6,320
CONMED Corp. (I)	600	15,402
Covidien PLC	3,371	151,729
CryoLife, Inc. (I)	300	1,440
Cutera, Inc. (I)	300	2,235
Cyberonics, Inc. (I)(L)	200	6,700
DENTSPLY International, Inc. (L)	2,100	73,479
DiaSorin SpA	185	4,653
Edwards Lifesciences Corp. (I)(L)	1,000	70,700
Elekta AB, Series B	1,152	49,821
Exactech, Inc. (I)	100	1,647
Fisher & Paykel Healthcare Corp.	6,757	13,253
Gen-Probe, Inc. (I)	700	41,384
Getinge AB, Series B	1,295	32,714
Given Imaging, Ltd. (I)	283	4,856
GN Store Nord A/S	2,000	16,811
Greatbatch, Inc. (I)	300	6,630
Haemonetics Corp. (I)	400	24,488
Hill-Rom Holdings, Inc.	900	30,321
Hogy Medical Company, Ltd.	100	4,229
Hologic, Inc. (I)	3,800	66,538
ICU Medical, Inc. (I)	200	9,000

The accompanying notes are an integral part of the financial statements.

69

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
IDEXX Laboratories, Inc. (I)(L)	500	$38,480
Integra LifeSciences Holdings Corp. (I)	300	9,249
Intuitive Surgical, Inc. (I)(L)	400	185,204
Invacare Corp.	700	10,703
IRIS International, Inc. (I)	300	2,805
Jeol, Ltd.	1,000	2,505
Kensey Nash Corp. (I)	100	1,919
Medical Action Industries, Inc. (I)	500	2,615
Medtronic, Inc.	7,244	277,083
Meridian Bioscience, Inc.	400	7,536
Merit Medical Systems, Inc. (I)	375	5,018
Mingyuan Medicare
Development Company, Ltd. (I)	40,000	1,149
Miraca Holdings, Inc.	300	11,952
Natus Medical, Inc. (I)	500	4,715
Neogen Corp. (I)	250	7,660
Nihon Kohden Corp.	400	9,861
Nipro Corp.	800	6,719
Nissui Pharmaceutical Company, Ltd.	500	4,461
Nobel Biocare Holding AG (I)	1,134	13,142
NuVasive, Inc. (I)	500	6,295
NxStage Medical, Inc. (I)	584	10,384
Olympus Corp.	1,000	13,136
Opto Circuits India, Ltd.	1,184	4,434
OraSure Technologies, Inc. (I)	600	5,466
Orthofix International NV (I)	300	10,569
Palomar Medical Technologies, Inc. (I)	500	4,650
Quidel Corp. (I)	400	6,052
ResMed, Inc. (I)	2,000	50,800
RTI Biologics, Inc. (I)	1,400	6,216
Sirona Dental Systems, Inc. (I)	800	35,232
Smith & Nephew PLC, ADR (L)	1,100	52,965
SonoSite, Inc. (I)	300	16,158
Sonova Holding AG (I)	411	42,981
Sorin SpA (I)	7,397	11,315
Spectranetics Corp. (I)	700	5,054
St. Jude Medical, Inc.	2,290	78,547
STERIS Corp.	844	25,168
Straumann Holding AG	53	9,143
Stryker Corp.	2,828	140,580
SurModics, Inc. (I)	200	2,932
Symmetry Medical, Inc. (I)	400	3,196
Synovis Life Technologies, Inc. (I)	100	2,783
Sysmex Corp.	600	19,536
Teleflex, Inc.	600	36,774
Terumo Corp.	700	32,928
The Cooper Companies, Inc.	700	49,364
Thoratec Corp. (I)	800	26,848
Top Glove Corp. BHD	5,200	8,205
Varian Medical Systems, Inc. (I)(L)	1,100	73,843
Vascular Solutions, Inc. (I)	400	4,452
West Pharmaceutical Services, Inc.	500	18,975
William Demant Holdings A/S (I)	107	8,883
Wright Medical Group, Inc. (I)	600	9,900
Young Innovations, Inc.	100	2,963
Ypsomed Holding AG (I)	2	117
Zimmer Holdings, Inc. (I)	2,500	133,550
Zoll Medical Corp. (I)	300	18,954
		3,084,449
Health Care Providers & Services - 1.31%
Accretive Health, Inc. (I)(L)	600	13,788
Aetna, Inc.	4,300	181,417
Air Methods Corp. (I)(L)	300	25,335
Alfresa Holdings Corp.	400	16,846
Alliance HealthCare Services, Inc. (I)	200	252
Almost Family, Inc. (I)	100	1,658
Amedisys, Inc. (I)	500	5,455
American Dental Partners, Inc. (I)	200	3,766
AMERIGROUP Corp. (I)(L)	1,000	59,080
AmerisourceBergen Corp. (L)	2,400	89,256
Amil Participacoes SA	800	7,047
AMN Healthcare Services, Inc. (I)	400	1,772
Amplifon SpA	619	2,616
Amsurg Corp. (I)	500	13,020
Apollo Hospitals Enterprise, Ltd.	1,126	11,936
Assisted Living Concepts, Inc.	320	4,765
Assura Group, Ltd. (I)	5,036	2,278
Bio-Reference Labs, Inc. (I)	400	6,508
BioScrip, Inc. (I)	700	3,822
Brookdale Senior Living, Inc. (I)	1,500	26,085
Capital Senior Living Corp. (I)	800	6,352
Cardinal Health, Inc.	3,765	152,897
Catalyst Health Solutions, Inc. (I)	800	41,600
Celesio AG	622	9,853
Centene Corp. (I)	812	32,147
Chemed Corp.	300	15,363
CIGNA Corp.	4,000	168,000
CML Healthcare, Inc.	327	3,101
Community Health Systems, Inc. (I)	1,500	26,175
Corvel Corp. (I)	200	10,342
Coventry Health Care, Inc. (I)	2,100	63,777
Cross Country Healthcare, Inc. (I)	500	2,775
DaVita, Inc. (I)	1,400	106,134
Diagnostic & Therapeutic Center of
Athens Hygeia SA (I)	2,326	753
Diagnosticos da America SA	3,600	29,916
Emeritus Corp. (I)	200	3,502
Express Scripts, Inc. (I)(L)	3,800	169,822
Fleury SA	200	2,295
Fresenius Medical Care AG &
Company KGaA	1,000	67,980
Fresenius SE & Company KGaA	790	73,083
Galenica Holding AG	30	17,517
Gentiva Health Services, Inc. (I)	400	2,700
Hanger Orthopedic Group, Inc. (I)	700	13,083
Health Management
Associates, Inc., Class A (I)	4,100	30,217
Health Net, Inc. (I)	1,700	51,714
HealthSouth Corp. (I)	1,700	30,039
Healthspring, Inc. (I)	1,000	54,540
Healthways, Inc. (I)	600	4,116
Henry Schein, Inc. (I)(L)	1,400	90,202
HMS Holdings Corp. (I)(L)	1,200	38,376
Humana, Inc.	2,900	254,069
IPC The Hospitalist Company, Inc. (I)	200	9,144
Kindred Healthcare, Inc. (I)	741	8,722
Korian	384	6,262
Laboratory Corp. of America Holdings (I)(L)	1,200	103,164
Landauer, Inc.	100	5,150
LHC Group, Inc. (I)	200	2,566
Life Healthcare Group Holdings, Ltd.	3,407	8,704
LifePoint Hospitals, Inc. (I)	800	29,720
Lincare Holdings, Inc.	1,350	34,709
Magellan Health Services, Inc. (I)	500	24,735
McKesson Corp.	2,400	186,984
MedCath Corp.	500	3,645
Medco Health Solutions, Inc. (I)	3,200	178,880
Medi-Clinic Corp., Ltd.	2,345	9,760
Mediceo Holdings Company, Ltd.	1,600	16,697

The accompanying notes are an integral part of the financial statements.

70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Mediq NV	324	$4,925
Mednax, Inc. (I)	700	50,407
Medquist Holdings, Inc. (I)	432	4,156
Metropolitan Health Networks, Inc. (I)	66	493
Molina Healthcare, Inc. (I)(L)	900	20,097
MWI Veterinary Supply, Inc. (I)	200	13,288
National Healthcare Corp.	100	4,190
Netcare, Ltd.	10,169	16,935
Odontoprev SA	1,200	17,113
Omnicare, Inc.	1,800	62,010
Oriola-KD OYJ	3,601	8,013
Orpea SA (L)	163	5,304
Owens & Minor, Inc.	750	20,843
Patterson Companies, Inc.	1,600	47,232
PDI, Inc. (I)	300	1,935
Pharmaniaga BHD	137	224
PharMerica Corp. (I)	600	9,108
Primary Health Care, Ltd.	5,118	16,092
PSS World Medical, Inc. (I)	900	21,771
Quest Diagnostics, Inc. (L)	2,600	150,956
Raffles Medical Group, Ltd.	7,000	11,429
Ramsay Health Care, Ltd.	719	14,165
Rhoen-Klinikum AG	1,133	21,585
Select Medical Holdings Corp. (I)	2,500	21,200
Ship Healthcare Holdings Inc	1,000	21,831
Sigma Pharmaceuticals, Ltd.	20,199	11,366
Sinopharm Group Company, Ltd.	1,600	3,838
Skilled Healthcare Group, Inc. (I)	300	1,638
Sonic Healthcare, Ltd.	2,607	30,036
Southern Cross Healthcare, Ltd. (I)	1,847	179
Sun Healthcare Group, Inc. (I)	300	1,164
Sunrise Senior Living, Inc. (I)	300	1,944
Suzuken Company, Ltd.	400	11,081
Team Health Holdings, Inc. (I)	600	13,242
Tenet Healthcare Corp. (I)(L)	8,000	41,040
The Ensign Group, Inc.	200	4,900
The Providence Service Corp. (I)	500	6,880
Toho Holdings Company, Ltd.	300	4,157
Triple-S Management Corp., Class B (I)	400	8,008
United Drug PLC	3,962	10,491
UnitedHealth Group, Inc.	10,800	547,344
Universal American Corp.	1,600	20,336
Universal Health Services, Inc., Class B	1,400	54,404
US Physical Therapy, Inc.	300	5,904
VCA Antech, Inc. (I)(L)	1,400	27,650
Vital KSK Holdings, Inc.	1,200	8,723
WellCare Health Plans, Inc. (I)	800	42,000
WellPoint, Inc.	4,700	311,375
		4,410,986
Health Care Technology - 0.08%
AGFA Gevaert NV (European Exchange) (I)	1,552	2,470
Allscripts Healthcare Solutions, Inc. (I)	2,600	49,244
athenahealth, Inc. (I)(L)	400	19,648
Cerner Corp. (I)(L)	1,800	110,250
Computer Programs & Systems, Inc.	200	10,222
MedAssets, Inc. (I)	700	6,475
Medidata Solutions, Inc. (I)	300	6,525
Merge Healthcare, Inc. (I)	1,400	6,790
Omnicell, Inc. (I)	600	9,912
Quality Systems, Inc.	800	29,592
SXC Health Solutions Corp. (I)	400	22,486
		273,614
Life Sciences Tools & Services - 0.28%
Affymetrix, Inc. (I)	1,200	4,908
Agilent Technologies, Inc. (I)	3,000	104,790
Bachem Holding AG (I)	51	1,761
Bio-Rad Laboratories, Inc., Class A (I)	300	28,812
Bruker Corp. (I)	2,100	26,082
BTG PLC (I)	3,898	18,929
Charles River
Laboratories International, Inc. (I)	900	24,597
Covance, Inc. (I)	900	41,148
Divi’s Laboratories, Ltd.	640	9,407
Enzo Biochem, Inc. (I)	1,300	2,912
EPS Company, Ltd.	2	3,857
eResearch Technology, Inc. (I)	800	3,752
Evotec AG (I)	5,636	17,006
Furiex Pharmaceuticals, Inc. (I)	125	2,089
Gerresheimer AG	197	8,208
Illumina, Inc. (I)(L)	1,100	33,528
Life Technologies Corp. (I)	2,600	101,166
Lonza Group AG (I)	368	21,655
Luminex Corp. (I)	500	10,615
Mettler-Toledo International, Inc. (I)	300	44,313
Morphosys AG (I)	113	2,564
Nordion, Inc.	2,500	20,982
PAREXEL International Corp. (I)	1,100	22,814
PerkinElmer, Inc.	1,600	32,000
QIAGEN NV (I)	1,865	25,682
Siegfried Holding AG	58	5,535
Tecan Group AG (I)	62	4,188
Techne Corp.	600	40,956
Thermo Fisher Scientific, Inc. (I)	4,611	207,357
Waters Corp. (I)(L)	800	59,240
		930,853
Pharmaceuticals - 3.35%
Abbott Laboratories	10,944	615,381
Acino Holding AG (I)	47	5,034
Acrux, Ltd.	1,766	5,176
Adcock Ingram Holdings, Ltd.	882	6,746
Alapis Holding Industrial and Commercial SA
of Pharmaceutical (I)	234	8
Allergan, Inc.	2,100	184,254
Aspen Pharmacare Holdings, Ltd. (I)	2,184	26,135
Astellas Pharma, Inc.	2,100	85,327
AstraZeneca PLC, ADR (L)	7,400	342,546
AVANIR Pharmaceuticals, Class A (I)	187	383
Bayer AG	3,787	242,113
Biodel, Inc. (I)	1,100	683
Bristol-Myers Squibb Company	13,475	474,859
Cadila Healthcare, Ltd.	793	10,527
Cardiome Pharma Corp. (I)	300	789
China Chemical &
Pharmaceutical Company, Ltd.	1,000	563
China Pharmaceutical Group, Ltd.	14,000	3,088
China Shineway Pharmaceutical Group, Ltd.	5,000	7,141
Chugai Pharmaceutical Company, Ltd.	900	14,827
Cipla, Ltd.	3,066	18,424
Daiichi Sankyo Company, Ltd.	3,500	69,326
Dainippon Sumitomo Pharma Company, Ltd.	1,000	11,385
Depomed, Inc. (I)	1,200	6,216
Dong-A Pharmaceutical Company, Ltd. (I)	45	3,471
Dr. Reddy’s Laboratories, Ltd., ADR	900	26,487
Durect Corp. (I)	600	708
Egis Gyogyszergyar Nyrt	93	6,754
Eisai Company, Ltd.	900	37,252
Elan Corp. PLC, ADR (I)	3,100	42,594

The accompanying notes are an integral part of the financial statements.

71

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eli Lilly & Company	7,300	$303,388
Endo Pharmaceuticals Holdings, Inc. (I)	1,700	58,701
Faes Farma SA	488	790
Forest Laboratories, Inc. (I)	4,100	124,066
Genomma Lab Internacional SA de CV (I)	3,800	7,328
GlaxoSmithKline Pharmaceuticals, Ltd.	235	8,647
GlaxoSmithKline PLC, ADR (L)	8,500	387,855
Glenmark Pharmaceuticals, Ltd.	334	1,842
Green Cross Corp. (I)	76	9,636
Green Cross Holdings Corp. (I)	480	6,168
H. Lundbeck A/S	487	9,140
Hanmi Holdings Company, Ltd. (I)	5	91
Hanmi Pharm Company, Ltd. (I)	17	969
Hi-Tech Pharmacal Company, Inc. (I)	200	7,778
Hikma Pharmaceuticals PLC	1,765	16,942
Hisamitsu Pharmaceutical Company, Inc.	300	12,700
Hospira, Inc. (I)(L)	1,700	51,629
Impax Laboratories, Inc. (I)	700	14,119
Ipsen SA	190	5,962
Jazz Pharmaceuticals, Inc. (I)	800	30,904
Johnson & Johnson	22,059	1,446,629
Jubilant Life Sciences, Ltd.	59	187
Jubilant Organosys, Ltd.	1,184	3,984
Kaken Pharmaceutical Company, Ltd.	1,000	13,297
Kalbe Farma Tbk PT	51,500	19,324
Kissei Pharmaceutical Company, Ltd.	1,000	20,598
KV Pharmaceutical Company, Class A (I)(L)	493	690
Kyorin Company, Ltd.	1,000	17,593
Kyowa Hakko Kogyo Company, Ltd.	2,000	24,460
Laboratorios Almirall SA	481	3,300
Lannett Company, Inc. (I)	600	2,652
LG Life Sciences, Ltd. (I)	173	5,156
Lijun International
Pharmaceutical Holding, Ltd.	40,000	4,593
Lupin, Ltd.	519	4,388
Meda AB	2,924	30,349
Medicis Pharmaceutical Corp., Class A	900	29,925
Merck & Company, Inc.	31,040	1,170,208
Merck KGaA	555	55,329
Mitsubishi Tanabe Pharma Corp.	600	9,489
Mochida Pharmaceutical Company, Ltd.	1,000	11,220
Mylan, Inc. (I)	6,900	148,074
Nippon Shinyaku Company, Ltd.	1,000	12,348
Novartis AG	2,012	114,938
Novartis AG, ADR	10,900	623,153
Novo Nordisk A/S, ADR	1,897	218,648
Obagi Medical Products, Inc. (I)	300	3,048
Ono Pharmaceutical Company, Ltd.	600	33,661
Orion OYJ, Series A	518	10,175
Orion OYJ, Series B	915	17,804
Pain Therapeutics, Inc. (I)	900	3,420
Par Pharmaceutical Companies, Inc. (I)(L)	900	29,457
Perrigo Company (L)	1,000	97,300
Pfizer, Inc.	79,807	1,727,023
Pharmaxis, Ltd. (I)	8,412	8,932
Piramal Healthcare, Ltd.	482	3,423
Questcor Pharmaceuticals, Inc. (I)(L)	900	37,422
Ranbaxy Laboratories, Ltd.	764	5,781
Recordati SpA	1,275	9,192
Richter Gedeon Nyrt	147	20,610
Roche Holdings AG	3,086	521,897
Roche Holdings AG (SIX Swiss Exchange)	128	22,667
Rohto Pharmaceutical Company, Ltd.	1,000	12,859
Salix Pharmaceuticals, Ltd. (I)(L)	1,000	47,850
Sanofi	1,493	109,244
Sanofi, ADR	8,840	323,014
Santarus, Inc. (I)	1,300	4,303
Santen Pharmaceutical Company, Ltd.	400	16,481
Sawai Pharmaceutical Company, Ltd.	200	20,773
Seikagaku Corp.	900	9,675
Shionogi & Company, Ltd.	1,500	19,253
Shire PLC, ADR (L)	1,100	114,290
Stada Arzneimittel AG	532	13,237
Strides Arcolab, Ltd.	487	3,659
Sun Pharmaceutical Industries, Ltd.	1,755	16,396
Taisho Pharmaceutical
Holdings Company, Ltd. (I)	300	23,121
Takeda Pharmaceutical Company, Ltd.	3,400	149,346
Teva Pharmaceutical Industries, Ltd., ADR (L)	4,753	191,831
The Medicines Company (I)	400	7,456
Tsumura & Company, Ltd.	400	11,790
UCB SA	715	30,010
United Laboratories, Ltd.	6,000	3,449
Valeant Pharmaceuticals International, Inc. (I)	1,500	70,174
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (I)	1,246	58,176
Vectura Group PLC (I)	4,498	3,927
Virbac SA	64	9,917
Viropharma, Inc. (I)	1,000	27,390
Warner Chilcott PLC, Class A (I)	1,600	24,208
Watson Pharmaceuticals, Inc. (I)	1,700	102,578
Wockhardt, Ltd. (I)	1,455	7,553
Yuhan Corp. (I)	106	11,729
Zeria Pharmaceutical Company, Ltd.	1,000	17,256
		11,310,141
		22,357,617
Industrials - 8.89%
Aerospace & Defense - 1.13%
AAR Corp.	700	13,419
Aerovironment, Inc. (I)(L)	300	9,441
Alliant Techsystems, Inc.	600	34,296
American Science & Engineering, Inc.	100	6,811
BAE Systems PLC	24,883	109,713
BE Aerospace, Inc. (I)	1,520	58,839
Bharat Electronics, Ltd.	204	5,197
Bombardier, Inc.	8,000	31,882
Bombardier, Inc., Class A	2,300	9,166
CAE, Inc.	2,909	28,241
Ceradyne, Inc. (I)	400	10,712
Chemring Group PLC	1,365	8,467
Cobham PLC	7,963	22,594
Cubic Corp.	300	13,077
Curtiss-Wright Corp.	900	31,797
DigitalGlobe, Inc. (I)	500	8,555
Ducommun, Inc. (I)	100	1,275
Elbit Systems, Ltd.	300	12,195
Embraer SA, ADR	1,575	39,722
Esterline Technologies Corp. (I)	400	22,388
European Aeronautic Defence &
Space Company NV	2,586	80,454
Exelis, Inc.	2,600	23,530
Finmeccanica SpA (I)	3,480	12,832
GenCorp, Inc. (I)	500	2,660
General Dynamics Corp.	3,228	214,371
GeoEye, Inc. (I)	400	8,888
Goodrich Corp.	1,400	173,180
Hampson Industries PLC (I)	4,514	272
HEICO Corp.	356	20,819

The accompanying notes are an integral part of the financial statements.

72

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
HEICO Corp., Class A	468	$18,416
Hexcel Corp. (I)	1,400	33,894
Honeywell International, Inc.	5,398	293,381
Huntington Ingalls Industries, Inc. (I)	466	14,576
L-3 Communications Holdings, Inc.	1,500	100,020
LMI Aerospace, Inc. (I)	200	3,510
Lockheed Martin Corp.	2,500	202,250
Moog, Inc., Class A (I)	800	35,144
MTU Aero Engines Holding AG	328	20,987
National Presto Industries, Inc.	100	9,360
Northrop Grumman Corp.	2,900	169,592
Orbital Sciences Corp., Class A (I)	900	13,077
Precision Castparts Corp.	1,200	197,748
Qinetiq PLC	11,015	22,627
Raytheon Company (L)	3,200	154,816
Rockwell Collins, Inc. (L)	1,265	70,043
Rolls-Royce Holdings PLC (I)	13,341	154,095
Saab AB	662	13,669
Safran SA	1,294	38,678
Singapore Technologies Engineering, Ltd.	10,000	20,709
Spirit Aerosystems Holdings, Inc., Class A (I)	1,400	29,092
Taser International, Inc. (I)	400	2,048
Teledyne Technologies, Inc. (I)	500	27,425
Textron, Inc.	4,000	73,960
Thales SA	666	20,956
The Boeing Company	5,900	432,765
TransDigm Group, Inc. (I)	700	66,976
Triumph Group, Inc. (L)	800	46,760
Ultra Electronics Holdings PLC	805	18,461
United Technologies Corp.	6,400	467,776
Zodiac Aerospace	501	42,278
		3,829,882
Air Freight & Logistics - 0.34%
Air Transport Services Group, Inc. (I)	1,700	8,024
Atlas Air Worldwide Holdings, Inc. (I)	400	15,372
C.H. Robinson Worldwide, Inc.	1,400	97,692
Deutsche Post AG	5,913	90,910
Expeditors International of Washington, Inc.	2,000	81,920
FedEx Corp.	2,700	225,477
Forward Air Corp.	500	16,025
Freightways, Ltd.	4,613	13,211
Hanjin Transportation Company, Ltd. (I)	140	2,634
HUB Group, Inc., Class A (I)	600	19,458
Hyundai Glovis Company, Ltd. (I)	80	13,347
Kerry TJ Logistics Company, Ltd.	4,000	4,105
Kintetsu World Express, Inc.	100	2,908
Mainfreight, Ltd.	1,739	13,397
Oesterreichische Post AG	519	15,662
Pacer International, Inc. (I)	200	1,070
Panalpina Welttransport Holding AG (I)	188	19,192
Park-Ohio Holdings Corp. (I)	300	5,352
PostNL NV	1,760	5,577
Shenzhen International Holdings, Ltd.	45,000	2,892
Shibusawa Warehouse Company, Ltd.	1,000	2,796
Singapore Post, Ltd.	21,000	15,131
Sinotrans, Ltd., Class H	11,000	1,971
TNT Express NV	1,760	13,116
Toll Holdings, Ltd.	3,609	15,548
United Parcel Service, Inc., Class B	5,277	386,224
UTi Worldwide, Inc.	1,600	21,264
Wincanton PLC (I)	620	601
Yamato Transport Company, Ltd.	3,000	50,509
		1,161,385
Airlines - 0.18%
Air China, Ltd.	4,000	2,945
Air France KLM (I)(L)	1,136	5,804
AirAsia BHD	12,600	14,953
Alaska Air Group, Inc. (I)	500	37,545
All Nippon Airways Company, Ltd.	3,000	8,382
Allegiant Travel Company (I)	300	16,002
Asiana Airlines, Inc. (I)	2,380	13,348
Cathay Pacific Airways, Ltd.	8,000	13,741
China Airlines, Ltd.	22,320	9,716
China Eastern Airlines Corp., Ltd. (I)	6,000	2,121
Delta Air Lines, Inc. (I)	10,200	82,518
Deutsche Lufthansa AG	1,916	22,775
easyJet PLC (I)	2,229	13,576
EVA Airways Corp.	13,112	8,307
Gol Linhas Aereas Inteligentes SA, ADR	900	5,967
Hawaiian Holdings, Inc. (I)	1,000	5,800
International Consolidated
Airlines Group SA (I)	7,304	16,377
JetBlue Airways Corp. (I)(L)	4,600	23,920
Korean Air Lines Company, Ltd. (I)	473	17,861
Lan Airlines SA, ADR (L)	900	20,916
Malaysian Airline System BHD (I)	15,200	6,237
Norwegian Air Shuttle ASA (I)	300	2,761
Qantas Airways, Ltd. (I)	10,227	15,250
Singapore Airlines, Ltd.	3,000	23,453
SkyWest, Inc.	1,200	15,108
Southwest Airlines Company	11,009	94,237
Thai Airways International PCL	6,600	4,184
Turk Hava Yollari (I)	3,051	3,409
United Continental Holdings, Inc. (I)	4,094	77,254
US Airways Group, Inc. (I)	2,300	11,661
Virgin Australia Holdings, Ltd. (I)	16,061	4,673
		600,801
Auto Components - 0.01%
Rieter Holding AG (I)	46	6,883
Semperit AG Holding	67	2,582
Westport Innovations, Inc. (I)	500	16,574
		26,039
Building Products - 0.27%
AAON, Inc.	450	9,221
Aica Kogyo Company, Ltd.	1,100	14,865
American Woodmark Corp. (I)	100	1,366
AO Smith Corp.	450	18,054
Apogee Enterprises, Inc.	400	4,904
Armstrong World Industries, Inc. (I)	1,100	48,257
Asahi Glass Company, Ltd.	5,000	42,084
Assa Abloy AB, Series B	2,028	50,788
Belimo Holding AG	4	7,209
Builders FirstSource, Inc. (I)	300	612
Bunka Shutter Company, Ltd.	2,000	6,807
Central Glass Company, Ltd.	3,000	14,482
Cie de Saint-Gobain	2,765	105,966
Daikin Industries, Ltd.	1,000	27,339
Fortune Brands Home & Security, Inc. (I)	2,100	35,763
Geberit AG (I)	261	50,245
Gibraltar Industries, Inc. (I)	200	2,792
Griffon Corp.	653	5,962
GWA International, Ltd.	1,367	2,993
Hills Industries, Ltd.	1,154	1,328
Insteel Industries, Inc.	500	5,495
JS Group Corp.	2,600	49,877
Kaba Holding AG	47	16,395
KCC Corp.	56	13,901

The accompanying notes are an integral part of the financial statements.

73

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Products (continued)
Kingspan Group PLC	1,864	$15,329
Lennox International, Inc.	700	23,625
LG Hausys, Ltd. (I)	28	2,114
Lindab International AB	600	3,256
Masco Corp.	5,300	55,544
Nibe Industrier AB	654	9,643
Nippon Sheet Glass Company, Ltd.	11,000	20,549
Nitto Boseki Company, Ltd.	2,000	6,957
Owens Corning, Inc. (I)	1,620	46,526
Pfleiderer AG (I)	325	116
PGT, Inc. (I)	400	440
Quanex Building Products Corp.	500	7,510
Rockwool International A/S	100	8,004
Sankyo-Tateyama Holdings, Inc. (I)	2,000	2,934
Sanwa Shutter Corp.	2,000	5,971
Simpson Manufacturing Company, Inc.	1,000	33,660
Sintex Industries, Ltd.	1,509	1,789
Systemair AB	211	2,537
Taiwan Glass Industrial Corp.	11,330	11,653
Takara Standard Company, Ltd.	1,000	7,576
Takasago Thermal Engineering Company, Ltd.	1,000	8,529
Toto, Ltd.	2,000	15,417
Trakya Cam Sanayi AS	4,619	5,952
Trex Company, Inc. (I)	300	6,873
Universal Forest Products, Inc.	300	9,261
USG Corp. (I)(L)	1,400	14,224
Wienerberger Baustoffindustrie AG	1,142	10,294
Zehnder Group AG (I)	400	21,857
		894,845
Commercial Services & Supplies - 0.59%
3M India, Ltd. (I)	25	1,652
ABM Industries, Inc.	1,100	22,682
ACCO Brands Corp. (I)	1,100	10,615
Aggreko PLC	2,355	73,459
American Reprographics Company (I)	900	4,131
Asahi Holdings, Inc.	500	9,912
Avery Dennison Corp.	1,200	34,416
Babcock International Group PLC	4,249	48,339
Blue Label Telecoms, Ltd.	3,672	2,590
Brambles, Ltd.	7,754	56,693
Cabcharge Australia, Ltd.	479	2,198
Casella Waste Systems, Inc., Class A (I)	200	1,280
Cenveo, Inc. (I)	1,600	5,440
China Everbright International, Ltd.	16,000	5,760
Cintas Corp.	2,200	76,582
Clean Harbors, Inc. (I)	800	50,984
Consolidated Graphics, Inc. (I)	200	9,656
Copart, Inc. (I)	1,100	52,679
Corrections Corp. of America (I)	1,700	34,629
Courier Corp.	200	2,346
Covanta Holding Corp.	1,984	27,161
Dai Nippon Printing Company, Ltd.	4,000	38,521
Daiseki Company, Ltd.	500	8,132
Davis Service Group PLC	1,296	8,739
De La Rue PLC	1,136	15,695
Deluxe Corp.	800	18,208
Downer EDI, Ltd. (I)	1,628	5,344
Duskin Company, Ltd.	600	11,802
Edenred	974	23,879
EnergySolutions, Inc. (I)	1,900	5,871
Ennis, Inc.	200	2,666
Fuel Tech, Inc. (I)	500	3,290
G&K Services, Inc., Class A	200	5,822
G4S PLC	9,075	38,197
Garda World Security Corp. (I)	200	1,435
Gategroup Holding AG (I)	136	3,285
GL Events SA	168	3,022
Gunnebo AB	1,340	4,672
Healthcare Services Group, Inc.	701	12,401
Herman Miller, Inc.	900	16,605
HNI Corp.	600	15,660
Homeserve PLC	3,340	14,821
Horizon North Logistics, Inc.	240	1,098
InnerWorkings, Inc. (I)(L)	1,000	9,310
Interface, Inc., Class A	800	9,232
Intersections, Inc.	1,100	12,199
Intrum Justitia AB	459	7,169
iOne Holdings, Ltd.	160,000	1,753
Iron Mountain, Inc.	2,575	79,310
Kimball International, Inc., Class B	200	1,014
Knoll, Inc.	800	11,880
Kokuyo Company, Ltd.	500	3,532
Koza Anadolu Metal Madencilik
Isletmeleri AS (I)	3,080	4,290
Lassila & Tikanoja OYJ	363	5,397
Loomis AB	512	7,353
McGrath Rentcorp	500	14,495
Metalico, Inc. (I)	1,100	3,619
Mine Safety Appliances Company	400	13,248
Mineral Resources, Ltd.	1,263	14,181
Mitie Group PLC	2,329	8,765
Mitsubishi Pencil Company, Ltd.	200	3,609
Mobile Mini, Inc. (I)	800	13,960
Moshi Moshi Hotline, Inc.	400	3,772
Multi-Color Corp.	100	2,573
Mvelaserve, Ltd.	2,549	3,189
Nissha Printing Company, Ltd. (I)	300	3,713
NL Industries, Inc.	400	5,188
Orell Fuessli Holding AG	57	6,424
Park24 Company Ltd.	1,000	13,265
PayPoint PLC	1,027	8,803
Penauille Polyservices SA (I)	416	1,258
Pitney Bowes, Inc.	1,800	33,372
Programmed Maintenance Services, Ltd.	3,918	8,860
Progressive Waste Solutions, Ltd.	233	4,564
Progressive Waste Solutions, Ltd.
(European Exchange)	779	15,240
Prosegur Cia de Seguridad SA	240	10,474
R.R. Donnelley & Sons Company	2,600	37,518
Regus PLC	6,222	8,125
Rentokil Initial PLC (I)	29,942	29,011
Republic Services, Inc.	3,305	91,053
Ritchie Brothers Auctioneers, Inc.	700	15,391
Rollins, Inc.	1,950	43,329
RPS Group PLC	1,673	4,663
S1 Corp. (I)	180	9,059
Schawk, Inc., Class A	500	5,605
Seche Environnement	29	1,075
Secom Company, Ltd.	900	41,480
Securitas AB, Series B	2,105	18,146
Serco Group PLC	3,723	27,376
Shanks Group PLC	2,270	3,196
Societe BIC SA	221	19,567
Sohgo Security Services Company, Ltd.	1,000	10,538
Spotless Group, Ltd.	5,512	13,437
Standard Parking Corp. (I)	200	3,574
Standard Register Company	200	466
Steelcase, Inc., Class A	1,200	8,952
Stericycle, Inc. (I)(L)	700	54,544

The accompanying notes are an integral part of the financial statements.

74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
SYKES Enterprises, Inc. (I)	600	$9,396
Taiwan Secom Company, Ltd.	7,000	12,575
Team, Inc. (I)	400	11,900
Tetra Tech, Inc. (I)	800	17,272
The Brinks Company	700	18,816
The Geo Group, Inc. (I)	1,220	20,435
Tomra Systems ASA	800	5,352
Toppan Forms Company, Ltd.	800	6,112
Toppan Printing Company, Ltd.	5,000	36,725
Transcontinental, Inc.	500	6,189
Transfield Services, Ltd.	8,075	17,799
Transpacific Industries Group, Ltd. (I)	6,167	5,131
Unifirst Corp.	200	11,348
United Stationers, Inc.	1,000	32,560
US Ecology, Inc.	100	1,878
Valid Solucoes e Servicos de Seguranca em
Meios de Pagamento	220	2,571
Viad Corp.	400	6,992
Waste Connections, Inc.	1,650	54,681
Waste Management, Inc. (L)	4,265	139,508
WHK Group, Ltd.	5,300	4,471
		2,005,196
Construction & Engineering - 0.64%
Abengoa SA	391	8,285
ACS Actividades de Construccion
y Servicios SA (L)	813	24,066
AECOM Technology Corp. (I)	900	18,513
Aecon Group, Inc.	1,200	12,321
Aegion Corp. (I)	700	10,738
Arcadis NV	845	13,186
Astaldi SpA	1,584	10,103
Asunaro Aoki Construction Company, Ltd.	1,000	5,077
Aveng, Ltd.	2,595	10,590
Balfour Beatty PLC	7,040	28,836
Bauer AG	199	5,434
BES Engineering Corp.	46,000	12,090
Besalco SA	5,468	7,263
Bilfinger Berger SE	616	52,293
Bird Construction, Inc.	600	6,791
Boart Longyear Group	12,589	35,678
Bouygues SA	1,410	44,240
Cardno, Ltd.	746	3,957
Carillion PLC	5,864	27,280
Carso Infraestructura y Construccion
SAB de CV (I)	10,100	5,848
China Communications
Construction Company, Ltd.	32,787	25,639
China Railway Construction Corp.	13,500	7,428
China Railway Group, Ltd.	23,000	7,203
China State Construction
International Holdings, Ltd.	21,600	15,458
Chugai Ro Company, Ltd.	1,000	3,219
Chung Hsin Electric &
Machinery Manufacturing Corp.	17,000	8,615
Comfort Systems USA, Inc.	400	4,288
COMSYS Holdings Corp.	1,200	12,584
Cosco International Holdings, Ltd.	22,427	9,377
CTCI Corp.	6,000	8,181
Daelim Industrial Company, Ltd. (I)	366	28,591
Daewoo Engineering &
Construction Company, Ltd. (I)	2,050	18,810
Doosan Heavy Industries and
Construction Company, Ltd. (I)	449	25,414
Dycom Industries, Inc. (I)	500	10,460
Eiffage SA	234	5,638
Ellaktor SA	2,313	3,613
EMCOR Group, Inc.	1,000	26,810
Empresas ICA SAB de CV (I)	8,100	9,752
Ferrovial SA	3,229	38,931
FLSmidth & Company A/S, B Shares	534	31,219
Fluor Corp.	2,100	105,525
Fomento de Construcciones
y Contratas SA (L)	377	9,767
Foster Wheeler AG (I)	200	3,828
Furmanite Corp. (I)	344	2,171
Galliford Try PLC	1,829	13,476
Gammon India, Ltd.	1,883	1,560
Gamuda BHD	12,700	13,556
GEK Group of Companies SA	925	719
GMR Infrastructure (I)	11,509	4,669
Granite Construction, Inc.	500	11,860
Great Lakes Dredge & Dock Corp.	800	4,448
Grontmij NV	287	1,941
Group Five, Ltd.	927	2,607
GS Engineering & Construction Corp. (I)	313	25,256
Halla Engineering & Construction Corp. (I)	560	5,650
Heijmans NV	103	1,085
Hindustan Construction Company, Ltd.	4,756	1,509
HKC Holdings, Ltd.	27,770	1,015
Hochtief AG	395	22,848
Hyundai Development Company (I)	940	13,739
Hyundai Engineering &
Construction Company, Ltd. (I)	452	27,676
IJM Corp. BHD	6,200	11,033
Implenia AG (I)	111	2,795
Impregilo SpA	4,555	14,077
Impulsora Del Desarrollo Y El Empleo en
America Latina SAB de CV (I)	13,100	20,371
Imtech NV	448	11,552
Interchina Holdings Company (I)	15,000	801
IRB Infrastructure Developers, Ltd.	1,495	3,655
IVRCL Infrastructures & Projects, Ltd.	6,650	3,564
Jacobs Engineering Group, Inc. (I)(L)	1,800	73,044
JGC Corp.	1,000	23,972
Kajima Corp.	5,000	15,351
Kandenko Company, Ltd.	1,000	4,842
KBR, Inc.	2,900	80,823
Keller Group PLC	325	1,344
KEPCO Engineering &
Construction Company, Inc. (I)	230	18,511
Kier Group PLC	213	4,486
Kinden Corp.	1,000	8,444
Koninklijke BAM Groep NV	2,400	10,111
Koninklijke Boskalis Westinster NV	422	15,485
Kumho Industrial Company, Ltd. (I)	33	210
Kyowa Exeo Corp.	1,000	9,412
Lanco Infratech, Ltd. (I)	6,722	1,224
Larsen & Toubro, Ltd.	832	15,560
Layne Christensen Company (I)	400	9,680
Leighton Holdings, Ltd.	1,270	24,681
Macmahon Holdings, Ltd. (I)	4,908	2,806
Maeda Road Construction Company, Ltd.	1,000	10,498
Maire Tecnimont SpA	5,517	7,064
MasTec, Inc. (I)	1,000	17,370
Metallurgical Corp. of China, Ltd.	3,000	689
Michael Baker Corp. (I)	100	1,961
Michaniki SA (I)	2,623	744
Mirait Holdings Corp.	1,000	7,530
Monadelphous Group, Ltd.	333	6,841

The accompanying notes are an integral part of the financial statements.

75

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)
Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Morgan Sindall PLC	210	$1,935
Mota Engil	444	595
Murray & Roberts Holdings, Ltd. (I)	3,011	9,545
MYR Group, Inc. (I)	300	5,742
Nagarjuna Construction Company, Ltd.	1,391	881
NCC AB	953	16,735
Nippo Corp.	1,000	9,556
Nippon Road Company, Ltd.	3,000	8,567
Nishimatsu Construction Company, Ltd.	2,000	3,426
Northwest Pipe Company (I)	200	4,572
NRW Holdings, Ltd.	518	1,364
Obayashi Corp.	7,000	31,075
Obrascon Huarte Lain SA	995	24,923
Okumura Corp.	3,000	12,291
Orascom Construction Industries, GDR	461	15,628
Orion Marine Group, Inc. (I)	300	1,995
Outotec OYJ	215	10,065
PBG SA	86	1,760
Peab AB	2,689	13,393
Penta-Ocean Construction Company, Ltd.	3,500	10,698
PER Aarsleff A/S	90	6,299
Pike Electric Corp. (I)	500	3,595
Polimex-Mostostal SA	26	12
Polnord SA	395	1,555
Promotora y Operadora de Infraestructura
SAB de CV (I)	3,700	15,856
Punj Lloyd, Ltd.	1,401	1,038
Quanta Services, Inc. (I)	2,800	60,312
Raubex Group, Ltd.	1,042	1,723
Sacyr Vallehermoso SA	297	1,517
Salfacorp SA	3,307	8,275
Samsung Engineering Company, Ltd. (I)	288	50,461
Sanki Engineering Company, Ltd.	2,000	10,412
Severfield Rowen PLC	2,280	5,893
Shikun & Binui, Ltd.	842	1,381
Shimizu Corp.	3,000	12,577
Skanska AB, Series B	2,913	48,041
SNC-Lavalin Group, Inc.	700	35,098
Solar Millennium AG (I)	105	41
Sterling Construction Company, Inc. (I)	300	3,231
Strabag SE	782	22,558
Sweco AB	449	3,751
Taihei Dengyo Kaisha, Ltd.	2,000	15,423
Taikisha, Ltd.	600	12,831
Taisei Corp.	9,000	22,781
Tekfen Holding AS	2,147	6,050
The Churchill Corp.	400	4,488
The Shaw Group, Inc. (I)	1,235	33,222
Toda Corp.	3,000	10,902
Tokyo Energy & Systems, Inc.	1,000	5,199
Toshiba Plant Systems & Services Corp.	1,000	10,143
Toyo Engineering Corp.	1,000	3,581
Tutor Perini Corp. (I)	700	8,638
United Engineers, Ltd.	2,000	2,895
United Group, Ltd.	1,825	22,174
United Integrated Services Company, Ltd.	7,000	5,900
URS Corp. (I)	1,300	45,656
Veidekke ASA	501	3,241
Vianini Lavori SpA	357	1,524
Vinci SA	1,855	80,930
Voltas, Ltd.	1,873	2,589
Wavin NV (I)	158	1,940
Wilson Bayly Holmes-Ovcon, Ltd.	416	5,412
YIT OYJ	616	9,860
Yokogawa Bridge Corp.	1,000	6,545
Yongnam Holdings, Ltd.	43,000	7,630
		2,167,181
Electrical Equipment - 0.62%
A123 Systems, Inc. (I)(L)	900	1,449
ABB, Ltd.	467	5,131
ABB, Ltd. (I)	12,743	239,735
Acuity Brands, Inc.	700	37,100
Alstom SA	1,262	38,058
AMETEK, Inc.	2,100	88,410
AZZ, Inc.	300	13,632
Bekaert SA (I)	642	20,491
Belden, Inc.	700	23,296
Bharat Heavy Electricals, Ltd.	2,195	9,860
Brady Corp., Class A	700	22,099
Broadwind Energy, Inc. (I)	900	612
China High Speed Transmission Equipment
Group Company, Ltd.	5,000	2,187
Cooper Industries PLC	2,100	113,715
Crompton Greaves, Ltd.	1,545	3,655
Dongfang Electric Corp. Ltd.	4,800	14,210
Emerson Electric Company	5,475	255,080
Encore Wire Corp.	500	12,950
Ener1, Inc. (I)	1,500	71
EnerSys, Inc. (I)(L)	900	23,373
Franklin Electric Company, Inc.	300	13,068
FSP Technology, Inc.	8,079	6,547
Fuelcell Energy, Inc. (I)(L)	600	523
Fuji Electric Company, Ltd.	7,000	19,158
Fujikura, Ltd.	4,000	11,674
Furukawa Electric Company, Ltd.	4,000	9,184
Futaba Corp.	600	9,590
Gamesa Corporacion Tecnologica SA	1,673	6,907
Generac Holdings, Inc. (I)	700	19,621
General Cable Corp. (I)	900	22,509
Gintech Energy Corp.	5,301	5,702
GrafTech International, Ltd. (I)	1,700	23,205
GS Yuasa Corp.	3,000	16,114
Harbin Power Equipment Company, Ltd.	6,000	5,187
Hoku Corp. (I)(L)	1,300	754
Hubbell, Inc., Class B	800	53,488
Huber & Suhner AG	13	547
II-VI, Inc. (I)(L)	800	14,688
Johnson Electric Holdings, Ltd.	11,000	6,067
Legrand SA, ADR	852	27,294
LS Cable, Ltd. (I)	188	12,441
LS Industrial Systems Company, Ltd. (I)	164	9,499
LSI Industries, Inc.	300	1,800
Madeco SA (I)	241,356	10,904
Mersen	322	9,693
Mitsubishi Electric Corp.	8,000	76,490
Neo-Neon Holdings, Ltd. (I)	10,000	1,654
Nexans SA	342	17,640
Nippon Carbon Company, Ltd.	1,000	2,802
Nippon Signal Company, Ltd.	800	4,747
Nissin Electric Company, Ltd.	2,000	11,158
Nitto Kogyo Corp.	100	1,149
Nordex AG (I)	111	567
Ormat Industries, Ltd.	811	3,855
Phihong Technology Company, Ltd.	5,851	6,820
Polypore International, Inc. (I)	800	35,192
Powell Industries, Inc. (I)	100	3,128
Powercom Company Ltd.	5,350	2,551
Prysmian SpA	1,626	20,094
Regal-Beloit Corp.	600	30,582

The accompanying notes are an integral part of the financial statements.

76

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Renewable Energy Corp. ASA (I)	3,561	$1,962
Rockwell Automation, Inc.	1,400	102,718
Roper Industries, Inc.	1,400	121,618
Saft Groupe SA	395	11,143
Schneider Electric SA	2,610	136,401
SGL Carbon SE (I)(L)	292	14,394
Shanghai Electric Group Company, Ltd. (I)	26,000	11,972
Somfy SA	66	12,978
Sumitomo Electric Industries, Ltd.	3,700	40,229
Suzlon Energy, Ltd. (I)	16,378	5,581
SWCC Showa Holdings Company, Ltd. (I)	6,000	5,448
Taihan Electric Wire Company, Ltd. (I)	484	1,251
Teco Electric & Machinery Company, Ltd.	20,000	11,782
The Babcock & Wilcox Company (I)	1,200	28,968
Thomas & Betts Corp. (I)	800	43,680
Toyo Electric Manufacturing Company, Ltd.	1,000	3,871
Toyo Tanso Company, Ltd.	200	8,225
Ushio, Inc.	1,400	20,180
Vacon OYJ	243	9,702
Vestas Wind Systems A/S (I)(L)	992	10,665
Vicor Corp.	200	1,592
Walsin Lihwa Corp.	39,000	11,210
XP Power, Ltd.	131	1,901
Zhuzhou CSR Times Electric Company, Ltd.	4,000	8,742
Zumtobel AG	627	8,829
		2,094,749
Electronic Equipment, Instruments & Components - 0.01%
Mabuchi Motor Company, Ltd.	200	8,342
Rotork PLC	289	8,631
		16,973
Household Durables - 0.00%
AFG Arbonia-Forster Holding AG (I)	54	1,011
Industrial Conglomerates - 1.28%
3M Company	5,400	441,342
Aboitiz Equity Ventures, Inc.	27,500	25,184
Aditya Birla Nuvo, Ltd.	491	6,844
Alfa SAB de CV	2,600	28,337
Bakrie & Brothers Tbk PT (I)	1,496,000	8,413
Barloworld, Ltd.	2,065	19,202
Beijing Enterprises Holdings, Ltd.	4,000	24,056
Berjaya Corp. BHD (Kuala Lumpur Exchange)	16,100	4,845
Bidvest Group, Ltd.	1,783	34,110
Boustead Holdings BHD	7,900	14,397
Carlisle Companies, Inc.	800	35,440
Chongqing Machinery &
Electric Company, Ltd.	4,000	662
CIR-Compagnie Industriali Riunite SpA	2,773	4,419
Citic Pacific, Ltd.	6,000	10,757
CJ Corp. (I)	119	7,953
Clal Industries & Investments, Ltd.	576	2,663
Cookson Group PLC	3,162	24,827
CSR, Ltd.	11,474	22,968
Daetwyler Holding AG	23	1,360
Danaher Corp.	5,900	277,536
DCC PLC	1,040	24,553
Dogan Sirketler Grubu Holdings (I)	10,683	2,989
Doosan Corp.	160	19,891
Empresas Copec SA	2,167	29,053
Enka Insaat ve Sanayi AS	1,867	4,041
Far Eastern New Century Corp.	21,222	24,621
Fraser and Neave, Ltd.	10,000	47,740
General Electric Company	108,813	1,948,841
Grupo Carso SAB de CV	5,300	12,833
Hankyu Hanshin Holdings, Inc.	5,000	21,038
Hong Leong Asia, Ltd.	3,000	3,609
Hutchison Whampoa, Ltd.	11,000	92,034
Ihlas Holding AS (I)	8,301	3,375
Indus Holding AG	334	8,152
Jaiprakash Associates, Ltd.	3,873	3,824
Katakura Industries Company, Ltd.	700	6,525
Keihan Electric Railway Company, Ltd.	5,000	23,892
Keppel Corp., Ltd.	7,700	55,045
KOC Holdings AS	4,095	12,284
Koninklijke Philips Electronics NV	6,614	138,600
LG Corp. (I)	666	35,559
Malaysian Resources Corp. BHD	27,150	18,449
MAX India, Ltd. (I)	1,717	4,784
Miramar Hotel & Investment Company, Ltd.	8,000	8,389
MMC Corp. BHD	10,200	8,899
NWS Holdings, Ltd.	9,672	14,239
Orion Corp. (I)	57	33,558
Orkla ASA	5,410	40,263
Raven Industries, Inc.	300	18,570
Reunert, Ltd.	873	6,797
Rheinmetall AG	298	13,203
Samsung Techwin Company, Ltd. (I)	338	15,637
SembCorp Industries, Ltd.	7,000	21,782
Shanghai Industrial Holdings, Ltd.	4,000	10,957
Siemens AG	126	12,051
Siemens AG, ADR	3,200	305,952
Sime Darby BHD	13,100	38,036
SK Holdings Company, Ltd. (I)	284	29,898
SM Investments Corp.	1,060	14,139
Smiths Group PLC	2,696	38,135
Sonae	3,327	1,972
Standex International Corp.	300	10,251
Tyco International, Ltd.	3,329	155,498
		4,335,273
Machinery - 1.83%
Aalberts Industries NV	535	8,949
Actuant Corp., Class A	900	20,421
AG Growth International, Inc.	87	3,201
AGCO Corp. (I)	1,300	55,861
Aida Engineering, Ltd.	1,000	4,591
Alamo Group, Inc.	400	10,772
Albany International Corp., Class A	400	9,248
Alfa Laval AB	2,028	38,252
Altra Holdings, Inc. (I)	300	5,649
Amada Company, Ltd.	3,000	18,973
American Railcar Industries, Inc. (I)	400	9,572
Ampco-Pittsburgh Corp.	100	1,934
Andritz AG	184	15,244
Ashok Leyland, Ltd.	3,312	1,431
Astec Industries, Inc. (I)	400	12,884
Atlas Copco AB, Series A (I)	3,081	65,955
Atlas Copco AB, Series B (I)	1,570	29,709
ATS Automation Tooling Systems, Inc. (I)	1,702	10,776
Bando Chemical Industries, Ltd.	1,000	3,765
Barnes Group, Inc.	1,100	26,521
Beijer Alma AB	96	1,589
BEML, Ltd.	572	4,919
Blount International, Inc. (I)	500	7,260
Bobst Group AG (I)	236	5,854
Bodycote PLC	1,394	5,669
Bradken, Ltd.	1,082	7,885
Briggs & Stratton Corp.	1,100	17,039
Bucher Industries AG	51	8,911

The accompanying notes are an integral part of the financial statements.

77

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Burckhardt Compression Holding AG	4	$997
Cargotec Corp. OYJ	270	7,976
Cascade Corp.	100	4,717
Caterpillar, Inc.	5,200	471,120
Chart Industries, Inc. (I)	600	32,442
Charter International PLC	2,032	29,809
China Automation Group, Ltd.	13,000	3,774
China National Materials Company, Ltd.	11,000	3,887
CIRCOR International, Inc.	400	14,124
CKD Corp.	1,300	8,919
CLARCOR, Inc.	765	38,242
CNH Global NV (I)(L)	919	33,075
CNNC International, Ltd. (I)	10,000	2,589
Colfax Corp. (I)(L)	500	14,240
Columbus McKinnon Corp./NY (I)	500	6,345
Concentric AB (I)	1,200	6,950
Construcciones & Auxiliar de Ferrocarriles SA	30	14,970
Conzzeta Holding AG	4	7,659
Cosco Corp. Singapore, Ltd.	10,000	6,731
Crane Company	800	37,368
CSR Corp., Ltd.	6,000	3,414
Cummins India, Ltd.	1,205	7,840
Cummins, Inc.	1,408	123,932
Daewoo Shipbuilding & Marine
Engineering Company, Ltd. (I)	1,180	25,032
Daifuku Company, Ltd.	1,500	7,707
Danieli & C Officine Meccaniche SpA	270	5,679
Deere & Company	2,900	224,315
Deutz AG (I)	380	2,021
Donaldson Company, Inc.	800	54,464
Doosan Infracore Company, Ltd. (I)	830	12,923
Dover Corp.	1,900	110,295
Duerr AG	342	15,048
Dynamic Materials Corp.	100	1,978
Eaton Corp.	3,200	139,296
Ebara Corp.	4,000	13,748
Energy Recovery, Inc. (I)	600	1,548
EnPro Industries, Inc. (I)	300	9,894
ESCO Technologies, Inc.	400	11,512
EVA Precision Industrial Holdings, Ltd.	24,000	5,803
Faiveley Transport	97	6,025
FANUC Corp.	800	122,280
Federal Signal Corp. (I)	1,100	4,565
Fenner PLC	4,741	29,346
Fiat Industrial SpA (I)	4,623	39,388
First Tractor Company	10,000	9,305
Flanders Corp. (I)	1,100	3,355
Flowserve Corp.	500	49,660
FreightCar America, Inc. (I)	100	2,095
Fujitec Company, Ltd.	1,000	6,253
Furukawa Company, Ltd. (I)	3,000	2,452
Gardner Denver, Inc.	700	53,942
GEA Group AG	1,483	41,936
Georg Fischer AG (I)	30	10,245
Gildemeister AG (I)	397	5,009
Glory, Ltd.	500	10,765
Graco, Inc.	800	32,712
Graham Corp.	300	6,732
Greenbrier Companies, Inc. (I)	300	7,284
Haldex AB (I)	1,200	4,387
Hanjin Heavy Industries &
Construction Company, Ltd. (I)	414	6,695
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)	120	737
Harsco Corp.	1,100	22,638
Heidelberger Druckmaschinen AG (I)(L)	2,635	4,229
Hexagon AB	2,346	34,857
Hexpol AB	75	2,198
Hitachi Construction
Machinery Company, Ltd.	400	6,720
Hitachi Tool Engineering, Ltd.	800	8,536
Hitachi Zosen Corp.	7,500	9,439
Hiwin Technologies Corp.	2,000	16,247
Hoshizaki Electric Company, Ltd.	500	11,730
Hyundai Heavy Industries Company, Ltd. (I)	245	54,908
Hyundai Mipo Dockyard Company, Ltd. (I)	154	15,035
IDEX Corp.	1,100	40,821
Illinois Tool Works, Inc.	4,100	191,511
IMI PLC	3,359	39,439
Ingersoll-Rand PLC	3,100	94,457
International Mining Machinery Holdings, Ltd.	7,500	8,255
Interpump SpA	762	5,110
Invensys PLC	5,363	17,487
Iochpe-Maxion SA	800	10,830
Iseki & Company, Ltd. (I)	3,000	6,423
Ishikawajima-Harima Heavy
Industries Company, Ltd.	9,000	21,832
ITT Corp.	1,300	25,129
Jain Irrigation Systems, Ltd.	1,975	3,271
Jain Irrigation Systems, Ltd.
(Bombay Exchange) (I)	98	66
Jaya Holdings, Ltd. (I)	8,000	2,901
John Bean Technologies Corp.	343	5,272
Joy Global, Inc.	1,100	82,467
Juki Corp.	1,000	2,243
Kadant, Inc. (I)	100	2,261
Kawasaki Heavy Industries, Ltd.	14,000	34,853
Kaydon Corp.	500	15,250
KCI Konecranes OYJ	207	3,875
Kennametal, Inc.	1,174	42,874
Kitz Corp.	1,000	4,022
Komatsu, Ltd.	4,300	100,279
Komori Corp.	700	4,687
Kone OYJ	786	40,658
Koyo Seiko Company, Ltd.	1,800	17,673
Krones AG	110	5,234
Kubota Corp.	5,000	41,832
Kurita Water Industries, Ltd.	700	18,216
LB Foster Co.	200	5,658
Lincoln Electric Holdings, Inc.	1,200	46,944
Lindsay Corp.	257	14,107
Lonking Holdings, Ltd.	24,000	8,072
Lupatech SA (I)	100	239
Lydall, Inc. (I)	600	5,694
Makino Milling Machine Company, Ltd.	1,000	6,144
Makita Corp.	700	22,616
MAN SE	326	28,984
Max Company, Ltd.	1,000	12,506
Meidensha Corp.	2,000	6,720
Melrose PLC	2,514	13,252
Meritor, Inc. (I)	1,100	5,852
Met-Pro Corp.	200	1,808
Metka SA	436	3,363
Metso OYJ	1,949	71,821
Meyer Burger Technology AG (I)	313	4,894
Middleby Corp. (I)	200	18,808
Miller Industries, Inc.	300	4,719
Minebea Company, Ltd.	2,000	8,352
Mitsubishi Heavy Industries, Ltd.	18,000	76,609
Mitsuboshi Belting Company, Ltd.	1,000	5,139

The accompanying notes are an integral part of the financial statements.

78

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Mitsui Engineering &
Shipbuilding Company, Ltd.	9,000	$14,013
Miura Company, Ltd.	500	14,087
Morgan Crucible Company PLC	2,337	9,496
Mori Seiki Company, Ltd.	1,300	11,582
Mueller Industries, Inc. (L)	800	30,736
Mueller Water Products, Inc.	1,800	4,392
Nabtesco Corp.	400	7,269
NACCO Industries, Inc., Class A	100	8,922
Nachi-Fujikoshi Corp.	1,000	4,420
Navistar International Corp. (I)	1,200	45,456
NGK Insulators, Ltd.	1,000	11,842
Nippon Thompson Company, Ltd.	1,000	5,799
Nitto Kohki Company, Ltd.	400	9,088
NKT Holding A/S	153	5,063
Nordson Corp.	800	32,944
Noritake Company, Ltd.	1,000	2,987
NSK, Ltd.	3,000	19,452
NTN Corp.	5,000	20,101
OKUMA Corp.	2,000	12,762
Omega Flex, Inc. (I)	100	1,413
OSG Corp.	400	5,030
Oshkosh Corp. (I)	1,300	27,794
Otto Marine, Ltd.	14,000	1,260
PACCAR, Inc.	2,556	95,773
Pall Corp.	1,100	62,865
Parker Hannifin Corp.	1,700	129,625
Pentair, Inc.	1,400	46,606
Pfeiffer Vacuum Technology AG	139	12,164
PMFG, Inc. (I)	100	1,951
Rational AG	25	5,442
RBC Bearings, Inc. (I)	300	12,510
Robbins & Myers, Inc.	868	42,141
Ryobi, Ltd.	1,000	3,660
Samsung Heavy Industries Company, Ltd. (I)	1,350	32,853
Sandvik AB	4,385	53,501
Sauer-Danfoss, Inc. (I)	300	10,863
Scania AB, Series B	1,474	21,747
Schindler Holding AG - REG	174	20,162
Schweiter Technologies AG	25	13,413
Seco Tools AB	474	6,996
SembCorp Marine, Ltd.	4,000	11,732
Senior PLC	2,247	5,947
Shima Seiki Manufacturing, Ltd.	700	11,939
Shin Zu Shing Company, Ltd.	2,099	4,052
Shinmaywa Industries, Ltd.	3,000	12,033
Showa Aircraft Industry Company, Ltd.	1,000	5,719
Singamas Container Holdings, Ltd.	32,000	6,049
Sinotruk Hong Kong, Ltd.	3,000	1,674
Sintokogio, Ltd.	600	5,285
SKF AB	245	5,158
SKF AB, B Shares	2,021	42,670
SMC Corp.	300	48,318
Snap-On, Inc.	900	45,558
Spirax-Sarco Engineering PLC	456	13,214
SPX Corp.	800	48,216
Stanley Black & Decker, Inc.	2,456	166,026
STX Corp. (I)	484	4,878
STX Engine Company, Ltd. (I)	440	5,201
STX Shipbuilding Company, Ltd. (I)	430	4,191
Sulzer AG	175	18,623
Sumitomo Heavy Industries, Ltd.	6,000	34,928
Sun Hydraulics, Inc.	450	10,544
Swisslog Holding AG (I)	10,748	7,894
Tecumseh Products Company, Class A (I)	100	470
Tennant Company	300	11,661
Terex Corp. (I)	1,500	20,265
The Gorman-Rupp Company	375	10,181
The Japan Steel Works, Ltd.	2,000	13,878
The Manitowoc Company, Inc. (L)	2,700	24,813
The Toro Company	400	24,264
The Weir Group PLC	2,679	84,047
THK Company, Ltd.	1,100	21,613
Timken Company	1,500	58,065
Titan International, Inc.	525	10,217
Torishima Pump Manufacturing Company, Ltd.	200	2,562
Toromont Industries, Ltd.	500	10,464
Toshiba Machine Company, Ltd.	3,000	15,095
Trelleborg AB, Series B	939	8,134
TriMas Corp. (I)	500	8,975
Trinity Industries, Inc.	1,000	30,060
Tsubakimoto Chain Company, Ltd.	1,000	5,151
Tsurumi Manufacturing Company, Ltd.	1,000	7,400
Twin Disc, Inc.	400	14,528
Unaxis Holding AG (I)	1,126	6,005
Union Tool Company, Ltd.	100	1,730
United Tractors Tbk PT	12,053	34,955
Vallourec SA	701	45,308
Valmont Industries, Inc.	400	36,316
Volvo AB, Series A	2,331	25,666
Volvo AB, Series B	6,638	72,166
Vossloh AG	56	5,368
WABCO Holdings, Inc. (I)	1,000	43,400
Wabtec Corp. (L)	600	41,970
Wacker Construction Equipment AG	190	2,343
Wartsila OYJ	1,392	40,056
Watts Water Technologies, Inc., Class A (L)	600	20,526
Weg SA	3,600	36,246
Weichai Power Company, Ltd.	1,000	4,914
WMH Walter Meier AG (I)	28	6,170
Woodward, Inc.	900	36,837
Xylem, Inc. (L)	2,600	66,794
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	9,796
Zardoya Otis SA	1,218	16,656
		6,171,545
Marine - 0.13%
A P Moller Maersk A/S, Series A	8	52,642
Alexander & Baldwin, Inc.	800	32,656
China COSCO Holdings Company, Ltd.	18,500	9,049
China Shipping Container
Lines Company, Ltd. (I)	47,000	10,651
China Shipping Development Company, Ltd.	10,000	6,212
Chinese Maritime Transport, Ltd.	3,000	4,068
Companhia Sudamericana de Vapores SA	7,688	1,495
D/S Norden A/S	64	1,501
DFDS A/S	36	2,221
Eagle Bulk Shipping, Inc. (I)(L)	900	848
Evergreen Marine Corp.	23,000	11,605
Excel Maritime Carriers, Ltd. (I)(L)	700	1,015
Genco Shipping & Trading, Ltd. (I)(L)	600	4,056
Golden Ocean Group, Ltd. (I)	4,000	2,507
Grindrod, Ltd.	3,074	5,331
Hanjin Shipping Company, Ltd. (I)	826	8,152
Hanjin Shipping Holdings Company, Ltd. (I)	98	653
Hyundai Merchant Marine Company, Ltd. (I)	144	3,141
Iino Kaiun Kaisha, Ltd.	1,300	5,444
International Shipholding Corp.	200	3,738
Kawasaki Kisen Kaisha, Ltd. (I)	5,000	9,010
Kirby Corp. (I)	800	52,672

The accompanying notes are an integral part of the financial statements.

79

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Marine (continued)
Korea Line Corp. (I)	33	$920
Kuehne & Nagel International AG	323	36,151
Malaysian Bulk Carriers BHD	7,700	3,737
Mermaid Marine Australia, Ltd.	601	1,743
MISC BHD	6,240	10,751
Mitsui O.S.K. Lines, Ltd.	7,000	27,075
Neptune Orient Lines, Ltd.	7,000	6,052
Nippon Yusen Kabushiki Kaisha	15,000	38,339
Orient Overseas International, Ltd.	1,500	8,720
Pacific Basin Shipping, Ltd.	14,000	5,620
Shun Tak Holdings, Ltd. (I)	12,000	4,459
Sincere Navigation Corp.	7,000	5,867
Sinotrans Shipping, Ltd.	15,500	3,778
STX Pan Ocean Company, Ltd. (I)	870	4,599
Trada Maritime Tbk PT	141,500	15,416
Trencor, Ltd.	1,264	5,943
U-Ming Marine Transport Corp.	4,000	5,925
Wan Hai Lines, Ltd.	8,820	4,265
Wilh Wilhelmsen Holding ASA, Class A	150	3,412
Yang Ming Marine Transport Corp.	18,148	7,239
		428,678
Media - 0.00%
Seven Network, Ltd.	755	5,457
Professional Services - 0.33%
Acacia Research (I)	700	25,557
Adcorp Holdings, Ltd.	858	2,710
Adecco SA (I)	866	36,093
Angpanneforeningen AB	518	8,337
Barrett Business Services, Inc.	312	6,228
Brunel International NV	442	12,978
Bureau Veritas SA	318	23,117
Campbell Brothers, Ltd.	646	32,323
CBIZ, Inc. (I)	900	5,499
CDI Corp.	200	2,762
CoStar Group, Inc. (I)	196	13,079
CRA International, Inc. (I)	300	5,952
Dun & Bradstreet Corp. (L)	800	59,864
Equifax, Inc.	1,800	69,732
Experian PLC	5,311	72,117
Exponent, Inc. (I)	300	13,791
FTI Consulting, Inc. (I)(L)	700	29,694
GP Strategies Corp. (I)	499	6,727
Hays PLC	14,281	14,150
Heidrick & Struggles International, Inc.	300	6,462
Hill International, Inc. (I)	800	4,112
Hudson Highland Group, Inc. (I)	200	958
Huron Consulting Group, Inc. (I)	600	23,244
ICF International, Inc. (I)	200	4,956
IHS, Inc., Class A (I)	700	60,312
Insperity, Inc.	300	7,605
Intertek Group PLC	1,429	44,990
Kelly Services, Inc., Class A	400	5,472
Kforce, Inc. (I)	400	4,932
Korn/Ferry International (I)	800	13,648
LECG Corp. (I)	400	3
Manpower, Inc.	1,227	43,865
McMillan Shakespeare, Ltd.	251	2,206
Meitec Corp.	500	9,637
Michael Page International PLC	1,081	5,836
Morneau Shepell, Inc.	300	3,074
Mouchel Parkman PLC (I)	373	31
Navigant Consulting Company (I)	1,000	11,410
On Assignment, Inc. (I)	600	6,708
Poyry OYJ	603	4,224
Proffice AB	1,892	5,909
Randstad Holdings NV	1,047	30,821
Resources Connection, Inc.	700	7,413
Robert Half International, Inc.	1,200	34,152
SAI Global, Ltd.	2,788	12,825
Seek, Ltd.	1,533	8,873
SGS SA	29	47,882
Stantec, Inc. (I)	200	5,413
Sthree PLC	3,291	11,536
Teleperformance SA	626	13,882
Temp Holdings Company, Ltd.	600	5,413
The Advisory Board Company (I)	300	22,263
The Capita Group PLC	3,825	37,302
The Corporate Executive Board Company	500	19,050
The Dolan Company (I)	400	3,408
Towers Watson & Company, Class A	700	41,951
TrueBlue, Inc. (I)	500	6,940
USG People NV	965	7,967
Verisk Analytics, Inc., Class A (I)	1,300	52,169
Volt Information Sciences, Inc. (I)	500	3,100
VSE Corp.	100	2,428
W.S. Atkins PLC	1,648	15,814
		1,100,906
Road & Rail - 0.82%
All America Latina Logistica SA	5,200	25,927
AMERCO, Inc.	350	30,940
Arkansas Best Corp.	300	5,781
Asciano, Ltd.	10,016	46,124
Avis Budget Group, Inc. (I)(L)	2,200	23,584
Canadian National Railway Company	2,200	173,085
Canadian Pacific Railway, Ltd. (L)	1,300	88,062
Celadon Group, Inc.	300	3,543
Central Japan Railway Company, Ltd.	6	50,640
ComfortDelGro Corp., Ltd.	13,000	14,163
Con-way, Inc.	800	23,328
Container Corp of India	286	4,651
CSX Corp. (L)	11,673	245,833
Dollar Thrifty Automotive Group, Inc. (I)	600	42,156
DSV A/S, ADR	974	17,413
East Japan Railway Company	1,500	95,447
Evergreen International Storage
& Transport Corp.	6,000	2,799
FirstGroup PLC	4,847	25,355
Fukuyama Transporting Company, Ltd.	3,000	18,127
Genesee & Wyoming, Inc., Class A (I)	700	42,406
Globaltrans Investment PLC, GDR	741	10,189
Go-Ahead Group PLC	280	5,981
Heartland Express, Inc.	1,100	15,719
Hertz Global Holdings, Inc. (I)	6,800	79,696
Hitachi Transport System, Ltd.	700	12,013
J.B. Hunt Transport Services, Inc.	1,100	49,577
Kansas City Southern (I)	1,400	95,214
Keihin Electric Express
Railway Company, Ltd.	2,000	17,946
Keio Corp.	4,000	28,198
Keisei Electric Railway Company, Ltd.	2,000	14,697
Kintetsu Corp. (L)	10,000	39,085
Knight Transportation, Inc.	1,100	17,204
Landstar System, Inc.	800	38,336
Localiza Rent a Car SA	1,200	16,470
Marten Transport, Ltd.	400	7,196
MTR Corp., Ltd.	10,159	32,879
Nagoya Railroad Company, Ltd.	4,000	10,747
Nankai Electric Railway Company, Ltd.	3,000	13,166

The accompanying notes are an integral part of the financial statements.

80

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
National Express Group PLC	6,583	$22,729
Nippon Express Company, Ltd.	7,000	27,259
Nippon Konpo Unyu Soko Company, Ltd.	1,000	10,785
Nishi-Nippon Railroad Company, Ltd.	3,000	14,337
Norfolk Southern Corp. (L)	3,828	278,908
Northgate PLC (I)	771	2,296
Odakyu Electric Railway Company, Ltd.	3,000	28,981
Old Dominion Freight Line, Inc. (I)	900	36,477
P.A.M. Transportation Services, Inc. (I)	300	2,850
RailAmerica, Inc. (I)	505	7,519
Ryder Systems, Inc.	800	42,512
Sagami Railway Company, Ltd.	3,000	9,194
Saia, Inc. (I)	300	3,744
Sankyu, Inc.	3,000	11,330
Seino Holdings Company, Ltd.	2,000	15,498
Senko Company, Ltd.	1,000	3,973
Shin-Keisei Electric Railway Company, Ltd.	2,000	9,093
Sixt AG	790	13,960
SMRT Corp., Ltd.	9,000	12,285
Stagecoach Group PLC	2,185	9,191
Tobu Railway Company, Ltd.	5,000	25,520
Tokyu Corp.	8,000	39,367
TransForce, Inc.	1,100	13,983
Transport International Holdings, Ltd.	2,800	5,471
Union Pacific Corp.	5,300	561,482
Universal Truckload Services, Inc.	100	1,815
USA Truck, Inc. (I)	200	1,546
Werner Enterprises, Inc. (L)	900	21,690
West Japan Railway Company	900	39,101
		2,756,573
Trading Companies & Distributors - 0.52%
Aceto Corp.	700	4,830
Adani Enterprises, Ltd.	790	4,344
AddTech AB	180	4,102
Aircastle, Ltd.	1,100	13,992
AKR Corporindo Tbk PT	55,000	18,343
Alesco Corp., Ltd.	615	728
Apac Resources, Ltd. (I)	100,000	4,231
Applied Industrial Technologies, Inc.	800	28,136
Ashtead Group PLC	2,287	7,983
BayWa AG	220	7,755
BE Group AB (I)	1,490	4,328
Beacon Roofing Supply, Inc. (I)	1,000	20,230
Bergman & Beving AB	25	217
BlueLinx Holdings, Inc. (I)	557	836
Brenntag AG	143	13,284
Bunzl PLC	2,935	40,161
CAI International, Inc. (I)	600	9,276
Citic Resources Holdings, Ltd. (I)	11,500	1,563
Cramo OYJ	941	9,590
Daewoo International Corp. (I)	296	7,436
DXP Enterprises, Inc. (I)	200	6,440
Emeco Holdings, Ltd.	4,324	4,262
Eqstra Holdings, Ltd.	4,732	4,392
Fastenal Company (L)	2,400	104,664
Finning International, Inc.	1,300	28,342
G & L Beijer AB	55	1,745
GATX Corp.	900	39,294
Grafton Group PLC	1,533	4,731
H&E Equipment Services, Inc. (I)	700	9,394
Hanwa Company, Ltd.	2,000	8,719
Houston Wire & Cable Company	400	5,528
Inaba Denki Sangyo Company, Ltd.	400	11,207
Inabata & Company, Ltd.	1,600	9,573
Interline Brands, Inc. (I)	500	7,785
ITOCHU Corp.	8,300	84,162
Jacquet Metal Service (I)	172	1,774
Jalux, Inc.	500	4,700
Japan Pulp & Paper Company, Ltd.	1,000	3,506
Kaman Corp., Class A	400	10,928
Kanematsu Corp. (I)	9,000	8,410
Kloeckner & Company SE (L)	742	9,525
Kuroda Electric Company, Ltd.	300	3,244
Lavendon Group PLC	5,310	7,183
Lawson Products, Inc.	300	4,629
LG International Corp. (I)	310	12,710
Marubeni Corp.	7,000	42,572
MISUMI Group, Inc.	800	18,358
Mitsubishi Corp.	7,900	159,304
Mitsui & Company, Ltd.	2,200	34,151
Mitsui & Company, Ltd., ADR	300	92,850
MSC Industrial Direct Company, Inc., Class A	700	50,085
Nagase & Company, Ltd.	1,000	10,888
Noble Group, Ltd. (I)	25,000	21,690
Ramirent OYJ	637	4,510
Reece Australia, Ltd.	929	17,484
Rexel SA	817	13,922
Richelieu Hardware, Ltd.	700	19,727
RSC Holdings, Inc. (I)	945	17,483
Rush Enterprises, Inc., Class A (I)	500	10,460
Russel Metals, Inc.	1,100	24,208
Samsung C&T Corp. (I)	1,047	62,305
Schouw & Company A/S	100	1,613
SIG PLC	6,281	8,155
SK Networks Company, Ltd. (I)	1,960	17,247
Sojitz Corp.	11,400	17,599
Sumitomo Corp.	6,200	83,783
Superior Plus Corp.	700	3,951
TAL International Group, Inc. (L)	700	20,153
Tat Hong Holdings, Ltd.	9,000	6,103
Textainer Group Holdings, Ltd.	1,000	29,120
Titan Machinery, Inc. (I)	400	8,692
Toyota Tsusho Corp.	2,000	35,309
Travis Perkins PLC	1,035	12,726
United Rentals, Inc. (I)(L)	541	15,987
W.W. Grainger, Inc. (L)	700	131,033
Watsco, Inc.	400	26,264
WESCO International, Inc. (I)(L)	800	42,408
Wolseley PLC	2,400	79,104
Yuasa Trading Company, Ltd.	7,000	10,263
		1,747,719
Transportation Infrastructure - 0.19%
Abertis Infraestructuras SA	1,981	31,521
Aeroports de Paris	235	16,061
Airports of Thailand PCL	6,000	8,558
Anhui Expressway Company, Ltd.	4,000	2,317
Ansaldo STS SpA	478	4,544
Auckland International Airport, Ltd.	13,117	25,728
Australian Infrastructure Fund	5,379	10,603
Autostrade SpA	1,276	20,355
BBA Aviation PLC	4,353	11,990
Beijing Capital International Airport
Company, Ltd., Class H	26,000	13,047
Brisa Auto Estrada SA	957	3,142
CCR SA	5,600	36,688
China Merchants Holdings
International Company, Ltd.	8,458	24,407
COSCO Pacific, Ltd.	8,000	9,322

The accompanying notes are an integral part of the financial statements.

81

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Transportation Infrastructure (continued)
Ecorodovias Infraestrutura e Logistica SA	1,500	$11,218
Flughafen Wien AG	263	9,968
Flughafen Zuerich AG	60	20,818
Fraport AG Frankfurt Airport
Services Worldwide	382	18,786
Gemina SpA (I)	17,011	13,112
Groupe Eurotunnel SA	3,239	21,959
Grupo Aeroportuario del Pacifico SA
de CV, Series B	900	3,047
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	900	30,384
Grupo Aeroportuario del Sureste SAB
de CV, ADR	300	16,782
Hamburger Hafen und Logistik AG	130	3,840
Hong Kong Aircraft
Engineering Company, Ltd.	800	10,318
Hopewell Highway Infrastructure, Ltd., GDR	12,600	6,315
International Container Terminal Services, Inc.	10,000	12,149
Jasa Marga Tbk PT	36,000	16,672
Jiangsu Expressway, Ltd.	10,000	9,174
Kamigumi Company, Ltd.	3,000	25,861
Koninklijke Vopak NV	407	21,443
LLX Logistica SA (I)	587	1,061
Macquarie Korea Infrastructure Fund	1,650	7,164
Malaysia Airports Holdings	3,300	6,034
Mitsubishi Logistics Corp.	1,000	11,093
Mitsui-Soko Company, Ltd.	1,000	3,765
Mundra Port and Special Economic Zone, Ltd.	4,100	9,252
Nissin Corp.	3,000	7,322
Novorossiysk Commercial Sea Trade Port,
GDR, Reg S	448	3,356
Obrascon Huarte Lain Brasil SA	200	6,541
Port of Tauranga, Ltd.	651	5,041
Santos Brasil Participacoes SA	600	7,936
Sia Engineering Company, Ltd.	3,000	7,935
Singapore Airport Terminal Services, Ltd.	3,920	6,490
Sumitomo Warehouse Company, Ltd.	3,000	14,245
Sydney Airport	4,411	11,990
Tav Havalimanlari Holding AS (I)	958	4,078
Transurban Group, Ltd.	6,155	35,348
Yasuda Warehouse Company, Ltd.	1,000	6,207
Yuexiu Transport Infrastructure Ltd.	5,640	2,467
Zhejiang Expressway Company, Ltd., Class H	12,000	7,779
		635,233
		29,979,446
Information Technology - 9.14%
Communications Equipment - 0.88%
AAC Acoustic Technologies Holdings, Inc.	10,000	22,453
Accton Technology Corp.	15,535	7,042
Acme Packet, Inc. (I)	900	27,819
ADTRAN, Inc.	800	24,128
ADVA AG Optical Networking (I)	1,343	6,301
Aiphone Company, Ltd.	400	7,628
Alcatel-Lucent (I)(L)	11,778	18,361
Alcatel-Lucent, ADR (I)	1,300	2,028
Anaren, Inc. (I)	300	4,986
Arris Group, Inc. (I)	1,850	20,017
Aruba Networks, Inc. (I)	1,300	24,076
Ascom Holding AG	647	5,768
Aviat Networks, Inc. (I)	1,200	2,196
Axis Communications AB	628	12,633
Beijing Enterprises Water Group, Ltd. (I)	12,000	3,258
Bel Fuse, Inc., Class B	300	5,625
Black Box Corp.	200	5,608
Blue Coat Systems, Inc. (I)	400	10,180
Brocade Communications Systems, Inc. (I)	5,800	30,102
BYD Electronic
International Company, Ltd. (I)	7,000	1,990
Calix, Inc. (I)	700	4,529
Ceragon Networks, Ltd. (I)	362	2,865
Cisco Systems, Inc.	38,350	693,368
Cogo Group, Inc. (I)	600	1,080
Comtech Telecommunications Corp.	200	5,724
Cybertan Technology, Inc.	5,000	4,368
D-Link Corp.	7,980	5,383
Denki Kogyo Company, Ltd.	3,000	13,034
Digi International, Inc. (I)	500	5,580
DragonWave, Inc. (I)	700	2,405
EchoStar Corp., Class A (I)	500	10,470
Eltek ASA (I)	1,541	837
Emulex Corp. (I)	1,300	8,918
EVS Broadcast Equipment SA	252	12,875
Exfo Electro Optical Engineering, Inc. (I)	55	330
Extreme Networks, Inc. (I)	1,700	4,964
F5 Networks, Inc. (I)	600	63,672
Finisar Corp. (I)(L)	1,100	18,420
Gemtek Technology Corp.	5,252	3,533
Globecomm Systems, Inc. (I)	400	5,472
Grupo Ezentis SA (I)	7,249	2,439
Harmonic, Inc. (I)	1,700	8,568
Harris Corp. (L)	1,900	68,476
Hitachi Kokusai Electric, Inc.	1,000	8,111
HTC Corp.	2,661	43,561
ICOM, Inc.	300	7,689
Infinera Corp. (I)(L)	900	5,652
InterDigital, Inc.	512	22,308
Ixia (I)	800	8,408
JDS Uniphase Corp. (I)	3,000	31,320
Juniper Networks, Inc. (I)	4,800	97,968
KVH Industries, Inc. (I)	200	1,556
Loral Space & Communications, Inc. (I)	500	32,440
Motorola Mobility Holdings, Inc. (I)	2,562	99,406
Motorola Solutions, Inc.	2,928	135,537
Netgear, Inc. (I)	500	16,785
Network Equipment Technologies, Inc. (I)	700	812
Nokia OYJ	11,802	57,031
Nokia OYJ, ADR (L)	8,000	38,560
Oplink Communications, Inc. (I)	300	4,941
Plantronics, Inc. (L)	600	21,384
Polycom, Inc. (I)	2,600	42,380
QUALCOMM, Inc.	12,000	656,400
Research In Motion, Ltd. (I)	2,300	33,414
Riverbed Technology, Inc. (I)	1,800	42,300
Sandvine Corp. (I)	7,000	7,833
Sonus Networks, Inc. (I)	1,700	4,080
Spirent Communications PLC	3,276	5,977
Sycamore Networks, Inc. (I)	470	8,413
Symmetricom, Inc. (I)	900	4,851
TCL Communication
Technology Holdings, Ltd.	10,000	4,506
Tekelec, Inc. (I)	1,000	10,930
Telefonaktiebolaget LM Ericsson, A Shares	336	3,385
Telefonaktiebolaget LM Ericsson, ADR	2,500	25,325
Telefonaktiebolaget LM Ericsson, B Shares	14,469	146,974
Tellabs, Inc.	7,800	31,512
Telular Corp.	700	5,250
Thrane & Thrane A/S	102	4,546
TKH Group NV	170	3,718

The accompanying notes are an integral part of the financial statements.

82

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Unizyx Holding Corp.	6,000	$3,244
Viasat, Inc. (I)(L)	800	36,896
VTech Holdings, Ltd.	2,000	20,011
Wi-LAN, Inc.	1,000	5,762
Wistron NeWeb Corp.	2,099	3,423
Zinwell Corp.	4,000	4,338
ZTE Corp., Class H	3,520	10,989
		2,949,435
Computers & Peripherals - 1.59%
3D Systems Corp. (I)	400	5,760
Acer, Inc.	18,287	21,187
Advantech Company, Ltd.	5,000	13,822
AmTRAN Technology Company, Ltd.	9,687	5,047
Apple, Inc. (I)	7,400	2,997,000
Asia Vital Components Company Ltd.	10,999	7,073
Asustek Computer, Inc.	5,011	35,660
Avid Technology, Inc. (I)	800	6,824
Bull SA (I)	1,340	4,945
Catcher Technology Company, Ltd.	3,720	17,251
Chicony Electronics Company, Ltd.	5,700	9,330
Chimei Innolux Corp. (I)	32,365	13,012
Clevo Company	5,000	7,898
CMC Magnetics Corp. (I)	50,000	8,253
Compal Electronics, Inc.	16,575	16,500
Cray, Inc. (I)	400	2,588
Dell, Inc. (I)	12,900	188,727
Diebold, Inc. (L)	1,000	30,070
Eizo Nanao Corp.	100	2,047
Electronics for Imaging, Inc. (I)	1,100	15,675
EMC Corp. (I)(L)	18,095	389,766
Foxconn Technology Company, Ltd.	7,094	22,590
Fujitsu, Ltd.	9,000	46,699
Gemalto NV	759	36,762
Getac Technology Corp.	14,000	6,540
Gigastorage Corp.	6,895	3,708
Hewlett-Packard Company	20,300	522,928
Hutchinson Technology, Inc. (I)	200	300
Imagination Technologies Group PLC (I)	805	6,831
Imation Corp. (I)	600	3,438
Immersion Corp. (I)	300	1,554
Intermec, Inc. (I)	1,300	8,918
Intevac, Inc. (I)	200	1,480
Inventec Company, Ltd.	20,616	7,549
Lenovo Group, Ltd.	34,000	22,595
Lexmark International, Inc., Class A	1,065	35,220
Lite-On Technology Corp.	22,376	25,192
Logitech International SA (I)(L)	1,458	11,381
Megachips Corp.	600	9,989
Micro-Star International Company, Ltd.	7,642	3,252
Mitac International Corp.	14,559	4,441
Moser Baer India, Ltd. (I)	3,670	955
NCR Corp. (I)	2,200	36,212
NEC Corp. (I)	20,000	40,468
NetApp, Inc. (I)	2,500	90,675
Novatel Wireless, Inc. (I)	600	1,878
Pegatron Corp.	10,642	11,560
Psion PLC	5,211	3,548
Qisda Corp.	11,000	2,262
QLogic Corp. (I)	1,700	25,500
Quanta Computer, Inc.	13,080	27,512
Quantum Corp. (I)	2,200	5,280
Rimage Corp.	200	2,250
Ritek Corp. (I)	45,359	6,833
SanDisk Corp. (I)	3,500	172,235
Seagate Technology PLC	5,700	93,480
Seiko Epson Corp.	1,200	15,916
Silicon Graphics International Corp. (I)	600	6,876
STEC, Inc. (I)	700	6,013
Stratasys, Inc. (I)	119	3,619
Super Micro Computer, Inc. (I)(L)	700	10,976
Synaptics, Inc. (I)	500	15,075
Toshiba Corp.	16,000	65,339
Wacom Company, Ltd.	3	4,567
Western Digital Corp. (I)	3,400	105,230
Wincor Nixdorf AG	298	13,317
Wistron Corp.	13,677	17,289
		5,364,667
Electrical Equipment - 0.01%
Nidec Corp.	400	34,718
Q-Cells AG (I)	211	141
SMA Solar Technology AG	59	3,296
Solarworld AG (L)	724	3,045
Solon SE (I)	266	128
		41,328
Electronic Equipment, Instruments & Components - 0.85%
Agilysys, Inc. (I)	300	2,385
Alps Electric Company, Ltd.	2,700	18,520
Amphenol Corp., Class A	1,992	90,417
Anixter International, Inc. (I)	500	29,820
Anritsu Corp.	1,000	11,003
Arrow Electronics, Inc. (I)	1,700	63,597
AU Optronics Corp.	11,000	4,710
AU Optronics Corp., ADR	5,523	23,859
Avnet, Inc. (I)	2,100	65,289
AVX Corp.	2,300	29,348
Badger Meter, Inc.	300	8,829
Barco NV	336	16,796
Benchmark Electronics, Inc. (I)	700	9,429
Brightpoint, Inc. (I)	1,000	10,760
Canon Electronics, Inc.	200	5,007
Career Technology MFG. Company, Ltd.	3,000	3,873
Celestica, Inc. (I)	2,600	19,116
Checkpoint Systems, Inc. (I)	600	6,564
Cheng UEI Precision Industry Company, Ltd.	5,202	10,148
Chin-Poon Industrial Company, Ltd.	9,000	5,806
China Aerospace International Holdings, Ltd.	76,000	5,560
Chroma ATE, Inc.	2,080	4,074
Chunghwa Picture Tubes, Ltd. (I)	29,162	1,212
Citizen Watch Company, Ltd.	3,500	20,281
Cognex Corp. (L)	700	25,053
Coherent, Inc. (I)	400	20,908
Compeq Manufactuing Company, Ltd. (I)	5,000	1,534
Comverge, Inc. (I)	400	504
Corning, Inc.	14,200	184,316
CTS Corp.	400	3,680
Daeduck Electronics Company, Ltd. (I)	1,390	13,739
Daktronics, Inc.	800	7,656
Datalogic Spa	499	3,711
DataTec, Ltd.	2,172	10,994
Delta Electronics Thailand PCL	15,000	10,317
Delta Electronics, Inc.	14,241	33,864
Digital China Holdings, Ltd.	6,000	9,263
Diploma PLC	2,172	11,424
Dolby Laboratories, Inc., Class A (I)	500	15,255
Domino Printing Sciences PLC	631	5,012
DTS, Inc. (I)	300	8,172
Echelon Corp. (I)	700	3,409

The accompanying notes are an integral part of the financial statements.

83

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Electro Rent Corp.	500	$8,575
Electro Scientific Industries, Inc. (I)	400	5,792
Electrocomponents PLC	2,084	6,064
Elite Material Company	5,123	3,159
Everlight Electronics Company, Ltd.	3,000	5,216
Evertz Technologies, Ltd.	154	1,837
FARO Technologies, Inc. (I)	400	18,400
FEI Company (I)	500	20,390
FLIR Systems, Inc.	1,479	37,079
Foxconn International Holdings, Ltd. (I)	21,000	13,498
FUJIFILM Holdings Corp.	2,900	68,590
Halma PLC	2,484	12,703
Hamamatsu Photonics KK	500	17,475
HannStar Display Corp. (I)	90,000	4,658
Hirose Electric Company, Ltd.	400	35,039
Hitachi High-Technologies Corp.	800	17,338
Hitachi, Ltd.	2,200	114,708
Holystone Enterprise Company, Ltd.	7,643	6,541
Hon Hai Precision Industry Company, Ltd.	51,199	139,917
Horiba, Ltd.	400	12,046
Hosiden Corp.	1,100	7,338
Hoya Corp.	1,700	36,568
Ibiden Company, Ltd.	900	17,861
Inficon Holding AG (I)	15	2,459
Ingenico SA	483	17,394
Ingram Micro, Inc., Class A (I)	2,500	45,475
Insight Enterprises, Inc. (I)	1,000	15,290
Inspur International, Ltd.	45,000	1,184
IPG Photonics Corp. (I)	600	20,322
Itron, Inc. (I)	600	21,462
Jabil Circuit, Inc.	3,000	58,980
Japan Aviation Electronics Industry, Ltd.	1,000	6,904
Jenoptik AG (I)	706	4,168
Ju Teng International Holdings, Ltd.	10,000	1,145
Keyence Corp.	200	48,179
Kingboard Chemical Holdings, Ltd.	4,500	13,312
Kingboard Laminates Holdings, Ltd.	16,000	7,308
Koa Corp.	800	7,053
Kudelski SA	786	7,091
Kyocera Corp.	800	63,848
Laird Group PLC	1,534	3,660
Largan Precision Company, Ltd.	1,020	19,047
LEM Holding SA	16	6,558
LG Display Company, Ltd. (I)	1,080	22,981
LG Display Company, Ltd., ADR (I)	2,900	30,537
LG Innotek Company, Ltd. (I)	123	7,239
Littelfuse, Inc.	500	21,490
Maxwell Technologies, Inc. (I)	209	3,394
Measurement Specialties, Inc. (I)	300	8,388
Mercury Computer Systems, Inc. (I)	500	6,645
Methode Electronics, Inc.	400	3,316
Micronic Laser Systems AB (I)	2,274	3,948
Microvision, Inc. (I)	1,600	576
Miranda Technologies, Inc. (I)	300	2,683
Mitsumi Electric Company, Ltd. (I)	800	5,945
Molex, Inc., Class A	1,000	19,780
MTS Systems Corp.	200	8,150
Multi-Fineline Electronix, Inc. (I)	300	6,165
Murata Manufacturing Company, Ltd.	1,000	51,310
Nan Ya Printed Circuit Board Corp.	2,000	4,056
National Instruments Corp.	1,650	42,818
Newport Corp. (I)	400	5,444
Nihon Dempa Kogyo Company, Ltd.	200	2,388
Nippon Ceramic Company, Ltd.	100	1,856
Nippon Chemi-Con Corp.	1,000	3,371
Nippon Electric Glass Company, Ltd.	2,000	19,870
OKI Electric Industry Company, Ltd. (I)	3,000	2,685
Omron Corp.	1,500	30,105
OSI Systems, Inc. (I)	400	19,512
Pan-International Industrial	5,000	3,856
PAR Technology Corp. (I)	300	1,173
Park Electrochemical Corp.	400	10,248
Phoenix Mecano AG	4	2,086
Plexus Corp. (I)	500	13,690
Power-One, Inc. (I)(L)	1,200	4,692
Premier Farnell PLC	4,968	13,836
Pulse Electronics Corp. (I)	800	2,240
RadiSys Corp. (I)	200	1,012
Richardson Electronics, Ltd.	300	3,687
Rofin-Sinar Technologies, Inc. (I)	600	13,710
Rogers Corp. (I)	300	11,058
Ryosan Company, Ltd.	600	12,702
Samsung Electro-Mechanics Company, Ltd. (I)	401	27,139
Samsung SDI Company, Ltd. (I)	287	33,392
Sanmina-SCI Corp. (I)	1,300	12,103
Scansource, Inc. (I)	600	21,600
Shimadzu Corp.	3,000	25,383
Sintek Photronic Corp. (I)	15,000	6,029
SMK Corp.	1,000	3,232
Spectris PLC	1,738	34,664
Star Micronics Company, Ltd.	1,000	9,041
SYNNEX Corp. (I)	700	21,322
Synnex Technology International Corp.	6,045	14,579
Taiyo Yuden Company, Ltd.	2,000	14,883
TDK Corp.	1,500	65,910
Tech Data Corp. (I)	800	39,528
Topcon Corp.	1,700	7,830
Trimble Navigation, Ltd. (I)	1,600	69,440
Tripod Technology Corp.	5,220	12,584
TTM Technologies, Inc. (I)	1,300	14,248
Unimicron Technology Corp.	12,000	14,100
Universal Display Corp. (I)(L)	159	5,834
Vaisala OYJ	274	5,804
Venture Corp., Ltd.	2,000	9,566
Vishay Intertechnology, Inc. (I)	3,500	31,465
Vishay Precision Group, Inc. (I)	250	3,995
Wintek Corp.	24,000	17,051
WPG Holdings Company, Ltd.	6,429	7,395
WT Microelectronics Company, Ltd.	8,927	11,534
X-Rite, Inc. (I)(L)	1,300	6,032
Yageo Corp.	39,000	10,085
Yamatake Corp.	600	13,033
Yaskawa Electric Corp.	2,000	17,002
Yokogawa Electric Corp. (I)	1,800	16,227
Young Fast Optoelectronics Company, Ltd.	1,099	2,254
		2,849,771
Internet Software & Services - 0.84%
Akamai Technologies, Inc. (I)	2,219	71,629
Alibaba.com, Ltd. (I)	7,500	7,750
Ancestry.com, Inc. (I)(L)	600	13,776
AOL, Inc. (I)(L)	1,566	23,647
comScore, Inc. (I)	500	10,600
Customers, Ltd.	3,092	3,131
Daou Technology, Inc. (I)	1,190	10,658
DealerTrack Holdings, Inc. (I)	400	10,904
Dena Company, Ltd.	400	11,964
Dice Holdings, Inc. (I)	1,000	8,290

The accompanying notes are an integral part of the financial statements.

84

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Digital River, Inc. (I)	600	$9,012
eAccess, Ltd.	18	4,267
Earthlink, Inc.	2,300	14,812
eBay, Inc. (I)	10,900	330,597
Equinix, Inc. (I)	754	76,456
Google, Inc., Class A (I)	2,100	1,356,390
IAC/InterActiveCorp	1,600	68,160
InfoSpace, Inc. (I)	300	3,297
Internap Network Services Corp. (I)	800	4,752
Internet Initiative Japan, Inc.	3	10,748
j2 Global Communications, Inc.	600	16,884
Kakaku.com, Inc.	400	14,651
Limelight Networks, Inc. (I)(L)	2,200	6,512
Liquidity Services, Inc. (I)	500	18,450
LogMeIn, Inc. (I)	200	7,710
LoopNet, Inc. (I)	700	12,796
Marchex, Inc., Class B	200	1,250
Monster Worldwide, Inc. (I)	1,600	12,688
Move, Inc. (I)	625	3,950
Net Entertainment Ne AB (I)	203	1,887
NHN Corp. (I)	235	43,051
NIC, Inc.	800	10,648
Open Text Corp. (I)	600	30,761
Openwave Systems, Inc. (I)	1,800	2,844
Opera Software ASA	1,998	9,691
Perficient, Inc. (I)	500	5,005
QuinStreet, Inc. (I)	500	4,680
Rackspace Hosting, Inc. (I)(L)	1,300	55,913
RealNetworks, Inc.	700	5,250
RightNow Technologies, Inc. (I)	600	25,638
Saba Software, Inc. (I)	800	6,312
Stamps.com, Inc. (I)	400	10,452
Support.com, Inc. (I)	600	1,350
TechTarget, Inc. (I)	289	1,688
Telecity Group PLC (I)	1,389	13,912
Tencent Holdings, Ltd.	3,900	78,488
Tiscali SpA (I)	46,781	2,049
Travelzoo, Inc. (I)(L)	308	7,571
United Internet AG	711	12,699
United Online, Inc.	1,300	7,072
ValueClick, Inc. (I)	900	14,661
VeriSign, Inc.	1,600	57,152
VistaPrint NV (I)	629	19,247
Vocus, Inc. (I)	100	2,209
Web.com Group, Inc. (I)	700	8,015
WebMD Health Corp. (I)	800	30,040
XO Group, Inc. (I)	300	2,502
Yahoo! Japan Corp.	74	23,814
Yahoo!, Inc. (I)	11,400	183,882
Zix Corp. (I)	1,800	5,076
		2,829,290
IT Services - 1.58%
Accenture PLC, Class A	4,300	228,889
Acxiom Corp. (I)	1,700	20,757
Alliance Data Systems Corp. (I)(L)	700	72,688
Alten SA	466	10,932
Altran Technologies SA (I)	1,410	5,098
Amadeus IT Holding SA, A Shares	1,481	23,925
Amdocs, Ltd. (I)	2,900	82,737
Atea ASA	1,060	10,602
Atos Origin SA	393	17,195
Automatic Data Processing, Inc. (L)	3,465	187,145
Bechtle AG	182	6,171
Broadridge Financial Solutions, Inc.	2,000	45,100
CACI International, Inc., Class A (I)	500	27,960
Cap Gemini SA	1,159	36,051
Cardtronics, Inc. (I)	700	18,942
Cass Information Systems, Inc.	110	4,003
CGI Group, Inc. (I)	2,300	43,347
Ciber, Inc. (I)	1,400	5,404
Cielo SA	1,500	38,762
Cognizant Technology
Solutions Corp., Class A (I)	2,100	135,051
Computacenter PLC	4,615	23,964
Computer Sciences Corp.	2,100	49,770
Computershare, Ltd.	3,023	24,734
Convergys Corp. (I)(L)	2,400	30,648
CoreLogic, Inc. (I)	1,400	18,102
CSE Global, Ltd.	12,000	6,928
CSG Systems International, Inc. (I)	400	5,884
DST Systems, Inc.	600	27,312
Euronet Worldwide, Inc. (I)	830	15,338
ExlService Holdings, Inc. (I)	500	11,185
Fidelity National Information Services, Inc.	4,300	114,337
Fiserv, Inc. (I)	2,300	135,102
Forrester Research, Inc. (I)	300	10,182
Gartner, Inc. (I)	1,400	48,678
Genpact, Ltd. (I)	3,100	46,345
GFI Informatique SA (I)	1,624	4,770
Global Cash Access Holdings, Inc. (I)	1,000	4,450
Global Payments, Inc.	1,100	52,118
Groupe Steria SA	723	12,251
GTL, Ltd. (I)	434	298
HCL Infosystems, Ltd.	2,958	2,167
HCL Technologies, Ltd.	1,025	7,465
Heartland Payment Systems, Inc.	500	12,180
Hexaware Technologies, Ltd.	7,460	10,558
Hi Sun Technology China, Ltd. (I)	15,000	4,159
HIQ International AB (I)	1,776	7,463
iGate Corp. (I)	650	10,225
Indra Sistemas SA (L)	937	11,876
Infosys, Ltd.	338	17,547
Infosys, Ltd., ADR (L)	1,541	79,177
International Business Machines Corp.	9,500	1,746,860
Iress Market Technology, Ltd.	2,010	14,227
IT Holdings Corp.	300	3,602
Itochu Techno-Science Corp.	400	17,946
Jack Henry & Associates, Inc.	1,200	40,332
Lender Processing Services, Inc.	800	12,056
Lionbridge Technologies, Inc. (I)	600	1,374
Logica PLC	14,174	13,550
ManTech International Corp., Class A	300	9,372
Mastech Holdings, Inc. (I)	13	48
MasterCard, Inc., Class A	800	298,256
MAXIMUS, Inc.	400	16,540
ModusLink Global Solutions, Inc.	200	1,080
Moneygram International, Inc. (I)	175	3,106
Mphasis, Ltd.	1,558	8,781
NET One Systems Company, Ltd.	3	8,179
NeuStar, Inc., Class A (I)	975	33,316
Nihon Unisys, Ltd.	1,200	7,648
Nomura Research Institute, Ltd.	600	13,550
NS Solutions Corp.	300	5,972
NTT Data Corp.	7	22,332
OBIC Company, Ltd.	70	13,382
Online Resources Corp. (I)	800	1,936
Ordina NV (I)	210	262
Otsuka Corp.	100	6,885

The accompanying notes are an integral part of the financial statements.

85

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Panasonic Electric Works Information
Systems Company, Ltd.	300	$7,735
Patni Computer Systems, Ltd., ADR (I)(L)	300	4,881
Paychex, Inc. (L)	2,465	74,221
Redecard SA	2,000	31,299
Rolta India, Ltd.	3,026	3,219
SAIC, Inc. (I)(L)	4,975	61,143
Sapient Corp.	1,600	20,160
Satyam Computer Services, Ltd. (I)	11,308	13,886
SMS Management & Technology, Ltd.	1,494	6,897
Sonda SA	5,869	14,065
Syntel, Inc.	700	32,739
Tata Consultancy Services, Ltd.	2,054	44,650
Tech Mahindra, Ltd.	391	4,221
TeleTech Holdings, Inc. (I)	900	14,580
Teradata Corp. (I)	1,400	67,914
The Hackett Group, Inc. (I)	1,000	3,740
The Western Union Company	5,434	99,225
Tieto OYJ	537	7,616
TKC Corp.	400	8,301
TNS, Inc. (I)	400	7,088
Total Systems Services, Inc.	2,600	50,856
Travelsky Technology, Ltd.	12,000	6,238
Unisys Corp. (I)	500	9,855
VeriFone Systems, Inc. (I)	992	35,236
Virtusa Corp. (I)	600	8,688
Visa, Inc., Class A	5,000	507,650
Wipro, Ltd.	661	4,954
Wipro, Ltd., ADR (L)	1,666	16,977
Wire Card AG	551	8,857
Wright Express Corp. (I)	500	27,140
Xchanging PLC (I)	4,028	4,048
Zuken, Inc.	900	6,206
		5,340,849
Office Electronics - 0.16%
Ability Enterprise Company, Ltd.	2,000	1,714
Brother Industries, Ltd.	1,800	22,067
CANON, Inc. (L)	3,600	158,544
Canon, Inc.	800	35,399
Konica Minolta Holdings, Inc.	4,000	29,786
Neopost SA	298	20,020
Ricoh Company, Ltd.	6,000	52,236
Riso Kagaku Corp.	200	2,864
Toshiba TEC Corp.	1,000	3,555
Xerox Corp.	20,396	162,352
Zebra Technologies Corp., Class A (I)	900	32,202
		520,739
Semiconductors & Semiconductor Equipment - 1.62%
Advanced Analogic Technologies, Inc. (I)	1,200	6,936
Advanced Energy Industries, Inc. (I)	400	4,292
Advanced Micro Devices, Inc. (I)	8,500	45,900
Advanced Semiconductor Engineering, Inc.	34,335	29,311
Advantest Corp.	700	6,652
Aixtron SE NA (L)	2,020	25,751
Ali Corp.	8,000	7,896
Altera Corp. (L)	2,500	92,750
Amkor Technology, Inc. (I)	2,800	12,208
Anadigics, Inc. (I)	1,200	2,628
Analog Devices, Inc.	2,720	97,322
Applied Materials, Inc.	12,400	132,804
Applied Micro Circuits Corp. (I)	900	6,048
ARM Holdings PLC, ADR	4,100	113,447
ASM International NV	1,150	33,753
ASM Pacific Technology, Ltd.	1,800	20,188
ASML Holding NV	2,340	98,067
Atmel Corp. (I)(L)	6,000	48,600
ATMI, Inc. (I)	400	8,012
Austriamicrosystems AG	167	6,826
AXT, Inc. (I)	800	3,336
BE Semiconductor Industries NV	812	5,369
Broadcom Corp., Class A (I)	3,100	91,016
Brooks Automation, Inc.	1,100	11,297
Cabot Microelectronics Corp. (I)	500	23,625
Ceva, Inc. (I)	500	15,130
Cirrus Logic, Inc. (I)	700	11,095
Cohu, Inc.	300	3,405
Cree, Inc. (I)	1,100	24,244
CSR PLC	763	2,168
CSR PLC, ADR (I)	103	1,177
Cymer, Inc. (I)(L)	400	19,904
Cypress Semiconductor Corp. (I)	2,600	43,914
Dainippon Screen
Manufacturing Company, Ltd.	2,000	16,813
Dialog Semiconductor PLC (I)	447	7,277
Diodes, Inc. (I)	700	14,910
Disco Corp.	100	5,205
DSP Group, Inc. (I)	300	1,563
Elan Microelectronics Corp.	5,050	4,086
Elpida Memory, Inc. (I)(L)	1,800	8,356
Energy Conversion Devices, Inc. (I)(L)	500	101
Entegris, Inc. (I)	1,700	14,833
Epistar Corp.	6,000	12,732
Exar Corp. (I)	600	3,900
Fairchild Semiconductor International, Inc. (I)	2,200	26,488
First Solar, Inc. (I)(L)	500	16,880
Forhouse Corp.	7,000	3,784
FormFactor, Inc. (I)	945	4,782
GSI Technology, Inc. (I)	800	3,744
GT Advanced Technologies Inc. (I)(L)	1,900	13,756
Hansol LCD, Inc. (I)	175	3,089
Hittite Microwave Corp. (I)	500	24,690
Hynix Semiconductor, Inc. (I)	2,620	50,013
Infineon Technologies AG	11,647	87,664
Infineon Technologies AG, ADR	1,444	10,844
Inotera Memories, Inc. (I)	13,000	2,143
Integrated Device Technology, Inc. (I)	2,400	13,104
Integrated Silicon Solution, Inc. (I)	500	4,570
Intel Corp.	50,800	1,231,900
International Rectifier Corp. (I)	900	17,478
Intersil Corp., Class A	1,600	16,704
IXYS Corp. (I)	300	3,249
Kinsus Interconnect Technology Corp.	4,000	10,596
KLA-Tencor Corp. (L)	2,500	120,625
Kontron AG	927	6,074
Kopin Corp. (I)	500	1,940
Kulicke & Soffa Industries, Inc. (I)	1,200	11,100
Lam Research Corp. (I)	1,327	49,126
Lattice Semiconductor Corp. (I)	2,576	15,301
Linear Technology Corp.	1,959	58,829
LSI Corp. (I)	8,483	50,474
LTX-Credence Corp. (I)	433	2,317
Macronix International Company, Ltd.	27,269	10,876
Marvell Technology Group, Ltd. (I)	4,500	62,325
Maxim Integrated Products, Inc.	4,100	106,764
MediaTek, Inc.	4,026	36,896
Mellanox Technologies, Ltd. (I)	228	7,428
MEMC Electronic Materials, Inc. (I)	2,874	11,324
Micrel, Inc.	1,100	11,121

The accompanying notes are an integral part of the financial statements.

86

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc. (L)	2,000	$73,260
Micron Technology, Inc. (I)	14,800	93,092
Micronas Semiconductor Holding AG (I)	1,672	11,115
Microsemi Corp. (I)	1,400	23,450
Mindspeed Technologies, Inc. (I)	400	1,832
MIPS Technologies, Inc. (I)	500	2,230
MKS Instruments, Inc.	800	22,256
Monolithic Power Systems, Inc. (I)	300	4,521
MoSys, Inc. (I)(L)	900	3,780
Nanometrics, Inc. (I)(L)	400	7,368
Nanya Technology Corp. (I)	27,181	2,037
NEC Electronics Corp. (I)	2,400	14,659
Netlogic Microsystems, Inc. (I)	1,050	52,049
Nordic Semiconductor ASA	5,364	12,783
Novatek Microelectronics Corp., Ltd.	4,000	10,005
Novellus Systems, Inc. (I)(L)	1,400	57,806
NVIDIA Corp. (I)	5,400	74,844
Omnivision Technologies, Inc. (I)	1,100	13,459
ON Semiconductor Corp. (I)	4,400	33,968
Opto Technology Corp.	9,000	3,351
Pericom Semiconductor Corp. (I)	400	3,044
Photronics, Inc. (I)(L)	1,000	6,080
PMC-Sierra, Inc. (I)	3,400	18,734
Power Integrations, Inc.	400	13,264
Powertech Technology, Inc.	6,300	13,332
Radiant Opto-Electronics Corp.	6,365	18,175
Realtek Semiconductor Corp.	4,120	6,023
RF Micro Devices, Inc. (I)	3,400	18,360
Richtek Technology Corp.	1,050	4,344
Rohm Company, Ltd.	900	41,916
Rubicon Technology, Inc. (I)	400	3,756
Rudolph Technologies, Inc. (I)	600	5,556
Samsung Electronics Company, Ltd.	545	500,597
Sanken Electric Company, Ltd.	1,000	3,138
Semiconductor
Manufacturing International Corp. (I)	265,000	12,786
Semtech Corp. (I)	800	19,856
Shinko Electric Industries Company, Ltd.	800	5,433
Sigma Designs, Inc. (I)	900	5,400
Sigurd Microelectronics Corp.	12,000	7,658
Silicon Image, Inc. (I)	400	1,880
Silicon Laboratories, Inc. (I)	700	30,394
Siliconware Precision Industries Company	2,812	12,260
Siliconware Precision Industries Company
(Taiwan Exchange)	18,000	16,103
Skyworks Solutions, Inc. (I)	3,000	48,660
SOITEC (I)(L)	1,651	8,080
Sonix Technology Company, Ltd.	5,000	6,034
Spansion, Inc., Class A (I)	900	7,452
Standard Microsystems Corp. (I)	300	7,731
STMicroelectronics NV	5,121	30,245
Sumco Corp. (I)	900	6,636
SunPower Corp. (I)	302	1,881
Supertex, Inc. (I)	100	1,888
Taiwan Semiconductor
Manufacturing Company, Ltd.	105,530	263,907
Teradyne, Inc. (I)(L)	2,400	32,712
Tessera Technologies, Inc. (I)	1,000	16,750
Texas Instruments, Inc.	8,700	253,257
Tokyo Electron, Ltd.	700	35,564
Tokyo Seimitsu Company, Ltd.	200	3,804
Tower Semiconductor, Ltd. (I)	2,276	1,371
TriQuint Semiconductor, Inc. (I)	4,300	20,941
Tyntek Corp.	8,000	2,915
Ultra Clean Holdings, Inc. (I)	400	2,444
Ultratech, Inc. (I)	200	4,914
ULVAC, Inc. (I)	300	3,673
Unisem M BHD	18,850	6,464
United Microelectronics Corp.	113,620	47,575
Veeco Instruments, Inc. (I)(L)	600	12,480
Volterra Semiconductor Corp. (I)	300	7,683
Winbond Electronics Corp. (I)	64,000	8,858
Wolfson Microelectronics PLC (I)	1,312	2,669
Xilinx, Inc.	2,900	92,974
		5,478,361
Software - 1.61%
Absolute Software Corp. (I)	200	970
Accelrys, Inc. (I)	312	2,097
ACI Worldwide, Inc. (I)	400	11,456
Activision Blizzard, Inc. (L)	7,300	89,936
Actuate Corp. (I)	1,000	5,860
Adobe Systems, Inc. (I)(L)	4,184	118,282
Advent Software, Inc. (I)	800	19,488
ANSYS, Inc. (I)	1,400	80,192
Ariba, Inc. (I)	1,400	39,312
Aspen Technology, Inc. (I)	1,448	25,123
Asseco Poland SA	707	9,900
Autodesk, Inc. (I)	2,000	60,660
Aveva Group PLC	375	8,316
Blackbaud, Inc.	700	19,390
BMC Software, Inc. (I)	1,500	49,170
Bottomline Technologies, Inc. (I)	300	6,951
CA, Inc.	3,700	74,796
Cadence Design Systems, Inc. (I)	3,800	39,520
CAPCOM Company, Ltd.	300	7,075
Citrix Systems, Inc. (I)	1,900	115,368
CommVault Systems, Inc. (I)	507	21,659
Computer Modelling Group, Ltd.	240	3,616
Compuware Corp. (I)(L)	3,636	30,252
Concur Technologies, Inc. (I)	700	35,553
Cyberlink Corp. (I)	1,612	3,361
Dassault Systemes SA	135	10,809
Dassault Systemes SA, ADR (L)	178	14,313
Deltek, Inc. (I)	800	7,856
Dicom Group PLC (I)	695	2,543
Digimarc Corp. (I)	200	4,778
DTS Corp.	900	10,457
DuzonBlzon Company, Ltd. (I)	520	3,029
Ebix, Inc. (L)	600	13,260
Electronic Arts, Inc. (I)	4,600	94,760
EPIQ Systems, Inc.	400	4,808
ePlus, Inc. (I)	300	8,484
Exact Holdings NV	78	1,613
FactSet Research Systems, Inc.	300	26,184
Fair Isaac Corp.	700	25,088
FalconStor Software, Inc. (I)	800	2,064
Fidessa Group PLC	652	15,270
Financial Technologies India, Ltd.	236	2,357
Fortinet, Inc. (I)	2,000	43,620
Fuji Soft, Inc.	400	7,193
GameLoft SA (I)	440	2,755
Geodesic, Ltd.	2,978	2,372
Hong Kong Energy Holdings, Ltd. (I)	1,909	65
Industrial & Financial Systems AB	1,400	17,897
Informatica Corp. (I)	1,200	44,316
Interactive Intelligence Group (I)	200	4,584
Intuit, Inc.	2,000	105,180
JDA Software Group, Inc. (I)	502	16,260
Kenexa Corp. (I)	600	16,020

The accompanying notes are an integral part of the financial statements.

87

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Kingdee International Software
Group Company, Ltd.	12,000	$3,237
Kingsoft Corp., Ltd.	12,000	4,463
Konami Corp.	600	17,947
MacDonald Dettwiler & Associates, Ltd.	292	13,497
Manhattan Associates, Inc. (I)	400	16,192
Mentor Graphics Corp. (I)	2,200	29,832
Micro Focus International PLC (I)	489	2,931
MICROS Systems, Inc. (I)(L)	1,300	60,554
Microsoft Corp.	58,608	1,521,464
MicroStrategy, Inc., Class A (I)	100	10,832
Misys PLC (I)	5,600	20,132
Monotype Imaging Holdings, Inc. (I)	600	9,354
NCSoft Corp. (I)	135	36,115
Netscout Systems, Inc. (I)	600	10,560
NetSuite, Inc. (I)	597	24,208
NICE Systems, Ltd., ADR (I)(L)	600	20,670
Nintendo Company, Ltd.	300	41,357
Nippon System Development Company, Ltd.	400	3,137
Nuance Communications, Inc. (I)	4,100	103,156
OBIC Business Consultants, Ltd.	250	11,696
Opnet Technologies, Inc.	445	16,318
Oracle Corp.	31,754	814,490
Oracle Corp. Japan	300	9,923
Oracle Financial Services Software, Ltd. (I)	194	6,774
Parametric Technology Corp. (I)	1,500	27,390
Progress Software Corp. (I)	750	14,513
PROS Holdings, Inc. (I)	700	10,416
QLIK Technologies, Inc. (I)	1,300	31,460
Quest Software, Inc. (I)	1,300	24,180
Red Hat, Inc. (I)	1,885	77,832
Redflex Holdings, Ltd.	5,097	8,706
Retalix, Ltd. (I)	527	8,563
RM PLC	1,719	1,561
Rosetta Stone, Inc. (I)	300	2,289
Rovi Corp. (I)	1,500	36,870
S1 Corp. (I)	700	6,699
Salesforce.com, Inc. (I)(L)	1,100	111,606
SAP AG	1,012	53,508
SAP AG, ADR	2,700	142,965
SCSK Corp.	220	3,513
SDL PLC	846	8,734
Seachange International, Inc. (I)	300	2,109
SimCorp A/S	51	7,783
Smith Micro Software, Inc. (I)	700	791
Software AG	783	28,937
SolarWinds, Inc. (I)	1,000	27,950
Solera Holdings, Inc.	700	31,178
Sourcefire, Inc. (I)	200	6,476
Square Enix Company, Ltd.	400	7,844
SRS Labs, Inc. (I)	400	2,300
SS&C Technologies Holdings, Inc. (I)	1,400	25,284
SuccessFactors, Inc. (I)	1,000	39,870
Symantec Corp. (I)	7,200	112,680
Synchronoss Technologies, Inc. (I)	402	12,144
Synopsys, Inc. (I)	2,100	57,120
Take-Two Interactive Software, Inc. (I)	1,019	13,807
Taleo Corp. (I)	173	6,693
Tanla Solutions, Ltd.	2,423	267
TeleCommunication Systems, Inc. (I)	300	705
Temenos Group AG (I)	448	7,302
The Descartes Systems Group, Inc. (I)	600	4,311
The Sage Group PLC	10,352	47,239
THQ, Inc. (I)	1,200	912
TIBCO Software, Inc. (I)	3,100	74,121
Totvs SA	500	8,916
Trend Micro, Inc. (I)	500	14,928
Tyler Technologies, Inc. (I)	500	15,055
UBISOFT Entertainment SA (I)	662	4,423
Unit 4 Agresso NV	323	7,636
Verint Systems, Inc. (I)	600	16,524
VirnetX Holding Corp. (I)(L)	500	12,485
VMware, Inc., Class A (I)	800	66,552
Websense, Inc. (I)	564	10,564
		5,440,788
Textiles, Apparel & Luxury Goods - 0.00%
Daiwabo Holdings Company, Ltd.	5,000	11,355
Trading Companies & Distributors - 0.00%
Phoenix Solar AG	271	754
		30,827,337
Materials - 5.36%
Chemicals - 2.00%
A. Schulman, Inc.	500	10,590
ADEKA Corp.	1,400	13,735
Aeci, Ltd.	576	5,891
African Oxygen, Ltd.	1,477	2,962
Agrium, Inc. (L)	1,000	67,121
Air Liquide SA	1,163	143,731
Air Products & Chemicals, Inc.	1,500	127,785
Air Water, Inc.	1,000	12,721
Airgas, Inc.	1,200	93,696
Akzo Nobel NV	1,817	87,425
Albemarle Corp.	1,100	56,661
American Vanguard Corp.	200	2,668
Arakawa Chemical Industries, Ltd.	600	5,297
Arkema SA	492	34,758
Asahi Kasei Corp.	9,000	54,197
Asahi Organic Chemicals
Industry Company, Ltd.	3,000	7,984
Ashland, Inc.	1,300	74,308
Asia Polymer Corp.	10,000	10,107
Asian Paints, Ltd.	192	9,336
Balchem Corp.	450	18,243
BASF SE	4,035	281,406
Batu Kawan BHD	1,600	8,815
Braskem SA, ADR	800	11,280
Cabot Corp.	900	28,926
Calgon Carbon Corp. (I)	900	14,139
Capro Corp. (I)	480	8,802
Celanese Corp., Series A	1,900	84,113
CF Industries Holdings, Inc.	1,038	150,489
Cheil Industries, Inc. (I)	410	36,005
Chemtura Corp. (I)	1,400	15,876
China BlueChemical, Ltd.	18,000	13,589
China Lumena New Materials Corp.	26,000	4,829
China Manmade Fibers Corp. (I)	5,000	1,481
China Petrochemical Development Corp.	11,660	10,408
Chr Hansen Holding A/S	448	9,750
Ciech SA (I)	754	3,780
Clariant AG (I)	3,320	32,579
Coromandel International, Ltd.	62	322
Croda International PLC	768	21,486
Cytec Industries, Inc.	800	35,720
Daicel Chemical Industries, Ltd.	2,000	12,173
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	1,000	4,335
Denki Kagaku Kogyo Kabushiki Kaisha	5,000	18,487
DIC Corp.	3,000	5,448

The accompanying notes are an integral part of the financial statements.

88

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Dongbu HiTek Company, Ltd. (I)	950	$5,990
Dongyue Group	17,000	11,108
DuluxGroup, Ltd.	2,418	7,138
E.I. du Pont de Nemours & Company (L)	6,100	279,258
Earth Chemical Company, Ltd.	300	11,069
Eastman Chemical Company	1,800	70,308
Ecolab, Inc.	2,500	144,525
EID Parry India, Ltd.	2,000	7,149
Elementis PLC	3,596	7,629
EMS-Chemie Holding AG	77	13,034
Eternal Chemical Company, Ltd.	9,922	7,714
Everlight Chemical Industrial Corp.	9,900	5,207
Ferro Corp. (I)	1,100	5,379
Fertilizantes Heringer SA (I)	1,600	9,522
Filtrona PLC	4,504	26,516
FMC Corp.	800	68,832
Formosa Chemicals & Fibre Corp.	16,390	43,180
Formosa Plastics Corp.	16,470	43,893
Frutarom Industries, Ltd.	570	5,073
Fuchs Petrolub AG	145	5,651
Fufeng Group, Ltd.	10,000	4,567
Georgia Gulf Corp. (I)	300	5,847
Givaudan AG (I)	68	64,541
Grand Pacific Petrochemical Corp.	14,000	6,000
Gurit Heberlein AG (I)	16	6,935
H&R AG	165	3,534
H.B. Fuller Company	600	13,866
Hanwha Chemical Corp. (I)	970	20,771
Hanwha Corp. (I)	530	15,279
Hawkins, Inc.	200	7,372
Hitachi Chemical, Ltd.	400	7,036
Ho Tung Chemical Corp. (I)	8,960	4,403
Honam Petrochemical Corp. (I)	125	32,666
Huchems Fine Chemical Corp. (I)	244	4,231
Huntsman Corp.	3,500	35,000
Hyosung Corp. (I)	255	11,912
Incitec Pivot, Ltd.	12,561	39,854
Innophos Holdings, Inc.	300	14,568
Innospec, Inc. (I)	500	14,035
International Flavors & Fragrances, Inc.	900	47,178
Intrepid Potash, Inc. (I)(L)	1,000	22,630
Israel Chemicals, Ltd.	2,306	23,947
Jinchuan Group International
Resources Company, Ltd. (I)	7,000	1,888
Johnson Matthey PLC	1,725	49,118
JSR Corp.	1,300	23,946
K&S AG	906	40,851
Kaneka Corp.	3,000	15,966
Kansai Paint Company, Ltd.	2,000	17,838
Kanto Denka Kogyo Company, Ltd.	1,000	3,671
Kemira OYJ	1,294	15,351
Kolon Corp. (I)	64	1,062
Kolon Industries, Inc. (I)	208	11,443
Koninklijke DSM NV	1,063	49,255
Koppers Holdings, Inc.	100	3,436
Korea Kumho
Petrochemical Company, Ltd. (I)	90	13,117
KP Chemical Corp. (I)	820	10,100
Kraton Performance Polymers, Inc. (I)	400	8,120
Kronos Worldwide, Inc.	2,600	46,904
Kuraray Company, Ltd.	2,500	35,521
Kureha Corp.	1,000	4,972
Landec Corp. (I)	300	1,656
Lanxess AG	523	27,059
LCY Chemical Corp.	7,793	11,250
LG Chem, Ltd. (I)	208	57,452
Linde AG	1,016	151,145
Lintec Corp.	800	14,473
LSB Industries, Inc. (I)	200	5,606
Methanex Corp.	800	18,313
Mexichem SAB de CV	4,554	14,261
Migao Corp. (I)(L)	1,300	5,117
Minerals Technologies, Inc.	400	22,612
Mitsubishi Chemical Holdings Corp.	8,000	44,011
Mitsubishi Gas & Chemicals Company, Inc.	3,000	16,619
Mitsui Chemicals, Inc.	6,000	18,288
Monsanto Company	4,300	301,301
Nan Ya Plastics Corp.	24,870	49,435
Neo Material Technologies, Inc. (I)	700	5,037
NewMarket Corp. (L)	300	59,433
Nihon Parkerizing Company, Ltd.	1,000	11,995
Nippon Paint Company, Ltd.	2,000	13,837
Nissan Chemical Industries, Ltd.	1,000	9,660
Nitto Denko Corp.	1,200	42,866
NOF Corp.	1,000	5,115
Novozymes A/S, B shares	1,250	38,494
Nufarm, Ltd. (I)	1,560	6,625
Nuplex Industries, Ltd.	4,080	7,269
OCI Company, Ltd. (I)	143	27,313
Okamoto Industries, Inc.	2,000	7,662
Olin Corp.	1,500	29,475
OM Group, Inc. (I)	600	13,434
Omnia Holdings, Ltd.	85	916
Omnova Solutions, Inc. (I)	1,200	5,532
Orica, Ltd.	2,418	59,975
Oriental Union Chemical Corp.	9,000	11,321
Penford Corp. (I)	100	509
Petkim Petrokimya Holding AS (I)	7,013	7,293
Petroasian Energy Holdings, Ltd. (I)	44,000	1,098
Pidilite Industries, Ltd.	3,726	10,205
PolyOne Corp.	1,200	13,860
Potash Corp. of Saskatchewan, Inc.	3,000	124,005
PPG Industries, Inc.	1,300	108,537
Praxair, Inc.	2,600	277,940
PTT Global Chemical PCL (I)	20,014	38,696
Quaker Chemical Corp.	100	3,889
Rockwood Holdings, Inc. (I)	1,200	47,244
RPM International, Inc.	1,700	41,735
Sakai Chemical Industry Company, Ltd.	1,000	3,699
Samsung Fine Chemicals Company, Ltd. (I)	232	12,305
Sanyo Chemical Industries, Ltd.	1,000	6,530
Sensient Technologies Corp.	900	34,110
Shin-Etsu Chemical Company, Ltd.	1,600	78,688
Showa Denko KK	13,000	26,314
Sigma-Aldrich Corp.	1,400	87,444
Sika AG (I)	18	33,820
Sino Union Petroleum &
Chemical International, Ltd. (I)	19,205	1,334
Sinofert Holdings, Ltd.	34,000	9,537
Sinopec Shanghai
Petrochemical Company, Ltd.	300	9,924
SK Chemicals Company, Ltd. (I)	103	5,738
SKC Company, Ltd. (I)	280	9,279
Sociedad Quimica y Minera de
Chile SA, ADR	600	32,310
Solutia, Inc. (I)	1,700	29,376
Solvay SA	485	39,785
Spartech Corp. (I)	400	1,892
Stella Chemifa Corp.	200	6,081
Stepan Company	100	8,016

The accompanying notes are an integral part of the financial statements.

89

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Sterling Biotech, Ltd.	2,768	$1,115
Sumitomo Bakelite Company, Ltd.	3,000	16,779
Sumitomo Chemical Company, Ltd.	11,645	42,455
Symrise AG	1,131	30,183
Syngenta AG, ADR (I)(L)	2,500	147,350
Synthos SA	12,649	16,030
Taekwang Industrial Company, Ltd. (I)	5	5,386
Taiwan Fertilizer Company, Ltd.	7,000	16,267
Taiyo Holdings Company, Ltd.	100	2,578
Taiyo Nippon Sanso Corp.	2,000	13,938
Takasago International Corp.	1,000	4,635
Tata Chemicals, Ltd.	1,092	6,456
Teijin, Ltd.	9,000	27,665
Tessenderlo Chemie NV (I)	221	5,859
The Dow Chemical Company	10,576	304,166
The Mosaic Company	2,300	115,989
The Scotts Miracle-Gro Company, Class A (L)	900	42,021
The Sherwin-Williams Company	1,000	89,270
Tikkurila OYJ	323	5,385
Toda Kogyo Corp.	1,000	8,913
Tokai Carbon Company, Ltd.	2,000	10,837
Tokuyama Corp.	2,000	6,357
Toray Industries, Inc.	6,000	42,908
Tosoh Corp.	5,000	13,358
Ube Industries, Ltd.	9,000	24,629
Umicore SA	650	26,762
United Phosphorus, Ltd.	3,143	7,516
UPC Technology Corp.	17,339	8,862
Uralkali, ADR	599	21,512
Uralkali, GDR	300	10,800
USI Corp.	11,000	8,828
Valspar Corp.	1,500	58,455
Victrex PLC	1,412	23,926
W.R. Grace & Company (I)	1,100	50,512
Wacker Chemie AG (L)	99	7,963
Westlake Chemical Corp. (L)	1,000	40,240
Yara International ASA	1,194	47,828
Yingde Gases Group Company	9,000	9,202
Yushiro Chemical Industry Company, Ltd.	500	5,543
Zep, Inc.	400	5,592
Zoltek Companies, Inc. (I)(L)	800	6,096
		6,756,276
Construction Materials - 0.34%
ACC, Ltd.	460	9,872
Adana Cimento Sanayii Turk Anonim Sirketi
AS, Class A	2,614	4,652
Adelaide Brighton, Ltd.	7,026	20,732
Ambuja Cements, Ltd.	4,724	13,873
Anhui Conch Cement Company, Ltd.	11,500	33,875
Asia Cement Corp.	16,619	18,627
Boral, Ltd.	10,199	37,478
Brickworks, Ltd.	1,981	21,976
Buzzi Unicem SpA (I)	1,110	9,653
Cementir SpA	447	917
Cementos Portland Valderrivas SA (I)	444	3,910
Cemex SAB de CV, ADR (I)(L)	10,601	57,139
Chia Hsin Cement Corp.	14,708	5,750
China National Building
Material Company, Ltd.	20,000	22,698
China Shanshui Cement Group, Ltd.	20,000	13,330
Cimpor-Cimentos de Portugal SA	2,492	17,146
Corp Moctezuma SAB de CV	4,100	8,379
CRH PLC (L)	5,638	111,745
Eagle Materials, Inc.	700	17,962
Fletcher Building, Ltd. (Australian
Stock Exchange)	473	2,236
Fletcher Building, Ltd. (New
Zealand Exchange)	5,083	24,280
Goldsun Development &
Construction Company, Ltd.	20,786	7,161
Grasim Industries, Ltd.	106	5,108
Hanil Cement
Manufacturing Company, Ltd. (I)	146	5,122
Headwaters, Inc. (I)	1,000	2,220
HeidelbergCement AG	1,188	50,412
Holcim Indonesia Tbk PT	42,000	10,073
Holcim, Ltd. (I)	2,268	121,168
Imerys SA	456	20,889
India Cements, Ltd.	2,973	3,714
Indocement Tunggal Prakarsa Tbk PT	10,500	19,695
Italcementi SpA	699	4,117
James Hardie Industries NV	700	24,241
Lafarge Malayan Cement BHD	1,200	2,651
Lafarge SA	1,667	58,245
Martin Marietta Materials, Inc. (L)	800	60,328
Nuh Cimento Sanayi AS	584	3,177
Pretoria Portland Cement Company, Ltd.	4,312	14,629
RHI AG	89	1,746
Sa des Ciments Vicat	137	7,834
Semen Gresik Persero Tbk PT	18,500	23,368
Shree Cement, Ltd.	199	8,169
Siam Cement PCL	1,700	16,861
Siam City Cement PCL	1,400	11,448
Sumitomo Osaka Cement Company, Ltd.	7,000	19,127
Taiheiyo Cement Corp.	11,000	21,026
Taiwan Cement Corp.	30,740	35,621
TCC International Holdings, Ltd.	10,000	3,407
Texas Industries, Inc. (I)(L)	600	18,468
Titan Cement Company SA	454	6,787
Ultratech Cement, Ltd.	431	9,394
United States Lime & Minerals, Inc. (I)	100	6,011
Universal Cement Corp.	15,000	6,583
Vulcan Materials Company (L)	1,900	74,765
YTL Cement BHD	800	1,131
		1,140,926
Containers & Packaging - 0.27%
AEP Industries, Inc. (I)	200	5,630
Amcor, Ltd.	8,082	59,536
AMVIG Holdings, Ltd.	4,000	2,121
AptarGroup, Inc.	1,244	64,899
Ball Corp.	2,000	71,420
Bemis Company, Inc.	1,500	45,120
Boise, Inc.	1,250	8,900
Cascades, Inc.	500	2,174
CCL Industries, Inc.	500	15,367
Cheng Loong Corp.	5,200	1,836
Crown Holdings, Inc. (I)	1,300	43,654
D.S. Smith PLC	3,814	11,680
Fajar Surya Wisesa Tbk PT	24,000	11,605
FP Corp.	200	12,934
Graphic Packaging Holding Company (I)	5,900	25,134
Greif, Inc., Class A	300	13,665
Huhtamaki OYJ	1,487	17,584
Intertape Polymer Group, Inc. (I)	2,100	6,823
Kartonsan Karton Sanayi ve Ticaret AS	65	6,556
La Seda de Barcelona SA (I)	10,618	701
Mayr-Melnhof Karton AG	150	12,711
Mondi Packaging South Africa, Ltd. (I)	1,967	3,643

The accompanying notes are an integral part of the financial statements.

90

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Packaging (continued)
Myers Industries, Inc.	300	$3,702
Nampak, Ltd.	4,542	12,737
Nihon Yamamura Glass Company, Ltd.	4,000	10,023
Owens-Illinois, Inc. (I)	2,200	42,636
Packaging Corp. of America	1,400	35,336
Papeles y Cartones de Europa SA	2,191	7,068
Rengo Company, Ltd.	2,000	13,949
Rexam PLC	7,165	39,207
Rock-Tenn Company, Class A	608	35,082
RPC Group PLC	4,849	26,943
Sealed Air Corp.	2,200	37,862
Silgan Holdings, Inc.	1,200	46,368
Sonoco Products Company	1,300	42,848
Taiwan Hon Chuan Enterprise Company Ltd.	3,000	5,528
Temple-Inland, Inc.	2,100	66,591
Toyo Seikan Kaisha, Ltd.	1,100	14,981
Vidrala SA	544	13,077
		897,631
Industrial Conglomerates - 0.00%
Ruukki Group OYJ (I)	3,552	4,091
Internet Software & Services - 0.00%
G-Resources Group, Ltd. (I)	84,000	4,691
Metals & Mining - 2.47%
A. M. Castle & Company (I)(L)	200	1,892
Acerinox SA	1,123	14,332
African Rainbow Minerals, Ltd.	987	20,881
Agnico-Eagle Mines, Ltd.	1,100	40,005
Aichi Steel Corp.	1,000	5,114
AK Steel Holding Corp. (L)	1,500	12,390
Alamos Gold, Inc.	1,600	27,563
Alcoa, Inc. (L)	12,000	103,800
Allegheny Technologies, Inc. (L)	1,745	83,411
Allied Nevada Gold Corp. (I)	1,525	46,177
Alumina, Ltd.	18,167	20,666
Aluminum Corp. of China, Ltd. (L)	1,300	14,040
AMCOL International Corp.	500	13,425
Aneka Tambang Tbk PT	33,000	5,894
Angang Steel Company, Ltd., Class H	10,000	7,220
Anglo American PLC	7,145	263,335
Anglo Platinum, Ltd.	276	18,168
AngloGold Ashanti, Ltd., ADR (L)	1,100	46,695
Antofagasta PLC	2,944	55,120
Anvil Mining, Ltd. (I)	200	1,441
APERAM	208	2,913
Aquarius Platinum, Ltd.	2,324	5,567
ArcelorMittal	4,564	83,273
Aspire Mining, Ltd. (I)	13,554	5,140
Assore, Ltd.	264	6,867
Atlas Iron, Ltd.	6,571	18,078
Aura Minerals, Inc. (I)	1,715	2,104
AuRico Gold, Inc. (I)	1,784	14,342
Aurizon Mines, Ltd. (I)	1,500	7,362
Aurubis AG	508	27,087
Barrick Gold Corp.	5,262	238,372
BHP Billiton PLC	5,100	297,789
BHP Billiton, Ltd.	2,067	72,962
BHP Billiton, Ltd., ADR (L)	5,700	402,591
Bhushan Steel, Ltd.	1,150	6,734
BlueScope Steel, Ltd.	25,405	10,500
Boliden AB	2,677	38,821
Canam Group, Inc. (I)	100	402
CAP SA	641	23,419
Capstone Mining Corp. (I)	4,700	12,826
Carpenter Technology Corp.	800	41,184
Centerra Gold, Inc.	800	14,135
Century Aluminum Company (I)(L)	1,600	13,616
China Metal Recycling Holdings, Ltd.	12,600	13,588
China Molybdenum Company, Ltd.	18,000	7,669
China Rare Earth Holdings, Ltd. (I)	22,000	4,339
China Steel Corp.	58,213	55,384
China Zhongwang Holdings, Ltd.	11,600	3,955
Chung Hung Steel Corp.	7,450	2,163
Cia Minera Autlan SAB de CV	400	450
Cliffs Natural Resources, Inc.	1,900	118,465
Cline Mining Corp. (I)	2,400	3,793
Coeur d’Alene Mines Corp. (I)	1,500	36,210
Colossus Minerals, Inc. (I)	1,100	6,511
Commercial Metals Company	1,700	23,511
Companhia Siderurgica Nacional SA, ADR	3,550	29,039
Compania de Minas Buenaventura SA, ADR	400	15,336
Compass Minerals International, Inc.	600	41,310
Contango ORE, Inc. (I)	30	405
CuDeco, Ltd. (I)	2,196	8,310
Daido Steel Company, Ltd.	4,000	25,065
Detour Gold Corp. (I)	400	9,875
Discovery Metals, Ltd. (I)	7,718	10,323
Dongkuk Steel Mill Company, Ltd. (I)	690	12,309
Dowa Holdings Company, Ltd.	2,000	12,638
DRDGOLD, Ltd.	8,960	5,104
Dundee Precious Metals, Inc. (I)	1,300	10,489
Eastern Platinum, Ltd. (I)	26,100	13,835
Eldorado Gold Corp.	3,080	42,387
Endeavour Silver Corp. (I)	1,300	12,620
Eramet	36	4,377
Eregli Demir ve Celik Fabrikalari TAS	7,471	12,934
Eurasian Natural Resources Corp.	1,380	13,529
European Goldfields, Ltd. (I)	900	10,495
Evertop Wire Cable Corp.	9,000	19,458
Evraz PLC (I)	2,142	12,464
First Majestic Silver Corp (I)	200	3,373
First Quantum Minerals, Ltd.	5,000	98,405
Fortescue Metals Group, Ltd.	6,361	27,869
Fortuna Silver Mines, Inc. (I)	2,500	13,718
Fosun International, Ltd.	22,500	11,578
Franco-Nevada Corp.	800	30,453
Freeport-McMoRan Copper & Gold, Inc.	7,000	257,530
Fresnillo PLC	1,460	34,550
Fushan International Energy Group, Ltd.	16,000	5,367
Gem Diamonds, Ltd. (I)	3,004	9,030
General Moly, Inc. (I)(L)	1,500	4,635
Gerdau SA	9	59
Gerdau SA, ADR	5,800	45,298
Globe Specialty Metals, Inc.	858	11,489
Godo Steel, Ltd.	3,000	7,435
Gold Fields, Ltd., ADR	5,048	76,982
Goldcorp, Inc.	4,233	187,852
Golden Star Resources, Ltd. (I)	1,500	2,459
Grande Cache Coal Corp. (I)	400	3,891
Great Basin Gold, Ltd. (I)	5,000	4,663
Grupo Mexico SAB de CV, Series B	23,308	61,282
Guyana Goldfields, Inc. (I)	396	2,915
Harmony Gold Mining Company, Ltd., ADR	2,900	33,756
Harry Winston Diamond Corp. (I)	200	2,132
Haynes International, Inc.	100	5,460
Hecla Mining Company (L)	3,200	16,736
Hidili Industry
International Development, Ltd. (L)	13,000	3,843
High River Gold Mines, Ltd. (I)	419	494

The accompanying notes are an integral part of the financial statements.

91

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Hill & Smith Holdings PLC	125	$484
Hindalco Industries, Ltd.	7,917	17,198
Hitachi Metals, Ltd.	1,000	10,859
Hochschild Mining PLC	2,602	15,549
Hoganas AB	200	6,168
Horsehead Holding Corp. (I)	700	6,307
HudBay Minerals, Inc.	1,080	10,750
Hunan Non Ferrous Metal Corp., Ltd. (I)	12,000	3,492
Hyundai Hysco Company, Ltd. (I)	300	9,169
Hyundai Steel Company (I)	412	34,300
IAMGOLD Corp.	2,800	44,470
Iluka Resources, Ltd.	3,241	51,206
Impala Platinum Holdings, Ltd.	2,297	47,566
Independence Group NL	1,343	5,217
Industrias CH SAB de CV (I)	2,500	8,420
Industrias Penoles SAB de CV	590	26,002
Inmet Mining Corp.	700	45,006
Integra Mining, Ltd. (I)	5,144	2,818
International Nickel Indonesia Tbk PT	24,000	8,466
International Tower Hill Mines, Ltd. (I)	1,100	4,783
Ivanhoe Australia, Ltd. (I)	2,621	3,811
Ivanhoe Mines, Ltd. (I)	1,620	28,766
Jaguar Mining, Inc.	600	3,828
JFE Holdings, Inc.	3,200	58,169
Jindal Steel & Power, Ltd.	2,802	23,887
JSW Steel, Ltd.	631	5,984
Kagara, Ltd. (I)	15,000	3,898
Kaiser Aluminum Corp.	400	18,352
Kardemir Karabuk Demir Celik Sanayi Ve
Ticaret AS, Class D (I)	6,724	2,698
Katanga Mining, Ltd. (I)	1,200	1,378
Kazakhmys PLC	2,396	34,227
KGHM Polska Miedz SA	956	30,422
Kingsgate Consolidated, Ltd.	682	3,989
Kinross Gold Corp.	7,178	81,944
Kirkland Lake Gold, Inc. (I)	1,000	15,136
KISCO Corp. (I)	35	692
KISCO Holdings Company, Ltd. (I)	10	287
Kobe Steel, Ltd.	24,000	37,047
Korea Zinc Company, Ltd. (I)	68	17,986
Kumba Iron Ore, Ltd.	515	31,784
Kumba Resources, Ltd.	1,225	25,402
Lake Shore Gold Corp. (I)	2,500	3,141
Lingbao Gold Company, Ltd.	4,000	1,460
Lion Industries Corp. BHD	17,400	7,313
Lonmin PLC, ADR	1,319	19,952
Lundin Mining Corp. (I)	1,505	5,717
Maanshan Iron & Steel Company, Ltd.	22,000	7,075
MAG Silver Corp. (I)	1,100	7,234
Magnitogorsk Iron & Steel Works	911	4,434
Major Drilling Group International	300	4,576
Materion Corp. (I)	300	7,284
Mechel, ADR	500	4,250
Medusa Mining, Ltd.	1,338	6,103
Mercator Minerals, Ltd. (I)	2,600	3,854
Metorex, Ltd. (I)	6,897	7,549
Midas Holdings, Ltd.	12,000	3,041
Minefinders Corp. (I)	275	2,923
Minera Andes, Inc.	3,400	5,106
Minera Frisco SAB de CV, Class A1 (I)	5,300	19,142
Mitsubishi Materials Corp.	9,000	24,395
Mitsubishi Steel Manufacturing Company, Ltd.	4,000	10,065
Mitsui Mining & Smelting Company, Ltd.	7,000	18,056
Mittal Steel South Africa, Ltd.	1,545	13,096
MMC Norilsk Nickel, ADR	3,607	55,149
MMX Mineracao e Metalicos SA (I)	3,365	12,033
Molycorp, Inc. (I)(L)	800	19,184
Mount Gibson Iron, Ltd.	2,570	2,935
Murchison Metals, Ltd. (I)	11,474	5,088
Mytilineos Holdings SA (I)	2,024	8,168
National Aluminium Company, Ltd.	5,523	5,299
New Gold, Inc (I)	2,600	26,236
Newcrest Mining, Ltd.	3,860	116,930
Newmont Mining Corp.	4,500	270,045
Nippon Coke & Engineering Company, Ltd.	3,500	4,493
Nippon Denko Company, Ltd.	2,000	9,026
Nippon Light Metal Company, Ltd.	3,000	3,970
Nippon Steel Corp.	23,000	57,281
Nippon Yakin Kogyo Company, Ltd. (I)	500	785
Nisshin Steel Company	7,000	10,712
Noranda Aluminum Holding Corp.	1,000	8,250
Nordic Mines Ab (I)	784	7,369
Norsk Hydro ASA	7,103	32,888
North American Palladium, Ltd. (I)	200	512
Northam Platinum, Ltd.	2,901	10,733
Northern Dynasty Minerals, Ltd. (I)	500	3,018
Novagold Resources, Inc. (I)	900	7,668
Novolipetsk Steel OJSC, ADR	400	7,856
Nucor Corp.	2,848	112,695
Nyrstar (I)	1,073	8,456
OceanaGold Corp. (I)	3,000	6,626
Olympic Steel, Inc.	100	2,332
OneSteel, Ltd., ADR	9,891	7,087
Osaka Steel Company, Ltd.	500	9,564
Osisko Mining Corp. (I)	2,300	22,215
Outokumpu OYJ	1,422	9,338
Oxiana, Ltd.	2,718	27,749
Palabora Mining Company, Ltd.	99	1,698
Pan American Silver Corp.	613	13,406
Pan Australian Resources, Ltd. (I)	5,711	18,619
Panoramic Resources, Ltd.	4,562	5,399
Petropavlovsk PLC	879	8,351
Polymetal International PLC (I)	1,050	17,839
Poongsan Corp. (I)	230	5,284
POSCO, ADR	1,500	123,150
Quadra FNX Mining, Ltd. (I)	830	12,286
Randgold Resources, Ltd.	381	38,932
Rautaruukki OYJ (L)	824	7,577
Regis Resources, Ltd. (I)	3,549	12,275
Reliance Steel & Aluminum Company	1,300	63,297
Resolute Mining, Ltd. (I)	6,735	11,326
Rex Minerals, Ltd. (I)	1,663	2,374
Rio Tinto PLC, ADR	7,200	352,224
Rio Tinto, Ltd.	2,620	162,162
Royal Gold, Inc.	900	60,687
RTI International Metals, Inc. (I)	400	9,284
Rubicon Minerals Corp. (I)	2,300	8,737
Sabina Gold & Silver Corp. (I)	1,600	6,031
Salzgitter AG	344	17,198
Sandfire Resources Nl (I)	3,022	20,288
Sanyo Special Steel Company, Ltd.	1,000	5,293
Schnitzer Steel Industries, Inc.	400	16,912
Seah Besteel Corp. (I)	440	17,584
SeAH Holdings Corp. (I)	102	11,068
SEMAFO, Inc.	1,800	11,661
Sesa Goa, Ltd.	2,752	8,497
Severstal, ADR	1,535	17,484
Sherritt International Corp. (L)	3,300	17,686
Shore Gold, Inc. (I)	1,200	507

The accompanying notes are an integral part of the financial statements.

92

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Shougang Concord International
Enterprises Company, Ltd.	12,000	$707
Silver Lake Resources, Ltd. (I)	946	2,921
Silver Standard Resources, Inc. (I)	600	8,304
Silver Wheaton Corp.	2,100	60,810
Silvercorp Metals, Inc.	500	3,210
Sims Group, Ltd.	1,467	19,020
Southern Copper Corp.	5,200	156,936
SSAB AB, Series A	1,479	12,946
SSAB AB, Series B	470	3,585
St Andrew Goldfields, Ltd. (I)	4,000	1,984
St. Barbara, Ltd. (I)	6,294	12,499
Steel Authority of India, Ltd.	3,771	5,760
Steel Dynamics, Inc.	3,000	39,450
Sterlite Industries India Ltd	4,944	8,348
Sterlite Industries India, Ltd., ADR	1,100	7,623
Stillwater Mining Company (I)	1,800	18,828
Straits Metals, Ltd. (I)	839	557
Sumitomo Corp., Ltd.	3,000	38,482
Sumitomo Metal Industries, Ltd.	18,000	32,688
Sumitomo Titanium Corp.	100	4,412
TA Chen Stainless Pipe (I)	12,100	5,928
Tanzanian Royalty Exploration Corp. (I)	1,900	4,588
Taseko Mines, Ltd. (I)	900	2,465
Tata Steel, Ltd.	2,299	14,438
Teck Resources, Ltd.	3,300	116,322
Thompson Creek Metals Company, Inc. (I)	1,300	9,086
ThyssenKrupp AG	2,260	51,734
Timah Tbk PT	35,500	6,536
Timminco, Ltd. (I)	300	44
Titanium Metals Corp.	2,800	41,944
Toho Titanium Company, Ltd.	200	3,435
Toho Zinc Company, Ltd.	1,000	3,796
Tokyo Rope Manufacturing Company, Ltd.	4,000	7,782
Tokyo Steel Manufacturing Company, Ltd.	900	7,309
Ton Yi Industrial Corp.	10,500	4,849
Tubos Reunidos SA	599	1,189
Tung Ho Steel Enterprise Corp.	3,212	2,820
United States Steel Corp. (L)	2,000	52,920
Universal Stainless & Alloy Products, Inc. (I)	100	3,736
Usha Martin, Ltd.	4,856	2,194
Usinas Siderurgicas de Minas Gerais SA	1,400	12,872
Vale SA (Ordinary A Shares), ADR	7,000	150,150
Vale SA (Preference A Shares), ADR (L)	10,600	218,360
Vedanta Resources PLC	1,224	19,152
Viohalco SA (I)	1,796	7,253
Voestalpine AG	1,126	31,682
Walter Energy, Inc.	700	42,392
Welspun Corp, Ltd.	1,168	1,848
Western Areas NL	1,453	7,571
White Energy Company, Ltd.	167	58
White Energy Company, Ltd.- Australian
Stock Exchange (I)	576	224
Worthington Industries, Inc.	1,400	22,932
Xingda International Holdings, Ltd.	14,000	6,302
Xinjiang Xinxin Mining
Industry Company, Ltd.	3,000	812
Xstrata PLC	14,590	219,709
Yamana Gold, Inc.	6,600	97,307
Yamato Kogyo Company, Ltd.	300	8,602
Yeun Chyang Industrial Company, Ltd.	8,000	4,276
Young Poong Corp. (I)	8	7,723
Zaklad Przetworstwa
Hutniczego Stalprodukt SA	49	3,265
Zhaojin Mining Industry Company, Ltd.	12,000	19,077
Zijin Mining Group Company, Ltd.	39,000	14,661
		8,338,149
Paper & Forest Products - 0.28%
Ahlstrom OYJ	715	11,544
Barito Pacific Tbk PT (I)	49,500	4,207
Billerud Aktibolag AB	600	5,077
Buckeye Technologies, Inc.	300	10,032
Canfor Corp. (I)	2,100	21,953
Canfor Pulp Products, Inc.	371	4,523
China Grand Forestry Green
Resources Group, Ltd. (I)	1,300	127
Clearwater Paper Corp. (I)	400	14,244
Daio Paper Corp.	1,000	6,975
Deltic Timber Corp.	100	6,039
Domtar Corp.	600	47,976
Duratex SA	2,748	13,141
Empresas CMPC SA	7,710	28,332
Fibria Celulose SA, ADR	1,104	8,578
Grupo Empresarial Ence SA	783	1,760
Gunns, Ltd. (I)	11,710	1,501
Hansol Paper Company, Inc. (I)	970	7,209
Holmen AB, Series B	626	17,966
Indah Kiat Pulp and Paper Corp. Tbk PT (I)	38,500	5,213
International Forest Products, Ltd. (I)	300	1,266
International Paper Company	6,622	196,011
KapStone Paper and Packaging Corp. (I)	600	9,444
Lee & Man Paper Manufacturing, Ltd.	33,600	10,842
Louisiana-Pacific Corp. (I)	1,900	15,333
M-Real OYJ (I)(L)	5,400	9,282
Masisa SA	76,248	6,898
MeadWestvaco Corp.	2,915	87,304
Mercer International, Inc. (I)	900	5,490
Mitsubishi Paper Mills, Ltd. (I)	2,000	1,817
Mondi PLC	3,915	27,625
Mondi Swiecie SA (I)	344	5,787
Mondi, Ltd.	1,584	11,207
Neenah Paper, Inc.	500	11,160
Nine Dragons Paper Holdings, Ltd.	16,000	10,105
Nippon Paper Group, Inc.	800	17,452
Norbord, Inc. (I)	60	477
OJI Paper Company, Ltd.	6,000	30,765
P.H. Glatfelter Company	800	11,296
PaperlinX, Ltd. (I)	2,943	252
Portucel - Empresa Produtora de Pasta
e Papel SA (I)	3,115	7,394
Precious Woods Holding AG (I)	138	1,429
Samling Global, Ltd.	8,000	391
Sappi, Ltd., ADR (I)	3,600	10,296
Schweitzer-Mauduit International, Inc.	300	19,938
Semapa-Sociedade de Investimento
& Gestao (I)	1,179	8,173
Sequana SA	355	1,969
Sino-Forest Corp. (I)(L)	2,300	791
Sonae Industria SGPS SA (I)	2,576	2,115
Stella-Jones, Inc.	200	7,951
Stora Enso OYJ, Series R (L)	4,914	29,273
Svenska Cellulosa AB (A Shares)	349	5,108
Svenska Cellulosa AB (B Shares)	5,369	79,480
TA Ann Holdings BHD	7,632	13,008
Tokushu Tokai Holdings Company, Ltd.	3,000	6,752
UPM-Kymmene OYJ	3,595	39,403
Wausau Paper Corp.	400	3,304
West Fraser Timber Company, Ltd.	300	12,191

The accompanying notes are an integral part of the financial statements.

93

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
Yuen Foong Yu Paper
Manufacturing Company, Ltd.	26,917	$10,746
		945,922
Textiles, Apparel & Luxury Goods - 0.00%
Lee & Man Holding, Ltd.	8,000	4,796
		18,092,482
Telecommunication Services - 2.58%
Diversified Telecommunication Services - 1.78%
AboveNet, Inc. (I)	400	26,004
Asia Satellite Telecom
Holdings Company, Ltd.	7,000	14,049
AT&T, Inc.	58,644	1,773,395
Atlantic Tele-Network, Inc.	200	7,810
Axtel SAB de CV (I)	14,800	4,709
BCE, Inc. (L)	1,662	69,286
Belgacom SA	959	30,019
Bell Aliant, Inc.	472	13,246
Bezeq The
Israeli Telecommunication Corp., Ltd.	10,197	18,704
Brasil Telecom SA	800	14,232
BT Group PLC	4,200	124,488
Cable & Wireless Communications PLC	17,566	10,396
Cable & Wireless Worldwide	17,566	4,416
Cbeyond, Inc. (I)	400	3,204
CenturyLink, Inc.	7,022	261,218
China Communications
Services Corp., Ltd., Class H	28,000	12,495
China Telecom Corp., Ltd., ADR (L)	700	39,991
China Unicom Hong Kong, Ltd., ADR (L)	4,204	88,831
Chorus, Ltd. (I)	786	1,909
Chunghwa Telecom Company, Ltd., ADR	1,570	52,250
Cincinnati Bell, Inc. (I)	2,600	7,878
Citic 21CN Company, Ltd. (I)	36,000	1,981
Citic Telecom International Holdings, Ltd.	27,000	5,538
Cogent Communications Group, Inc. (I)	500	8,445
Colt Telecom Group SA (I)	4,670	6,605
Consolidated Communications Holdings, Inc.	400	7,620
Deutsche Telekom AG	16,973	194,731
Elisa OYJ, Class A	806	16,784
Empresa Nacional de Telecomunicaciones SA	1,081	20,080
France Telecom SA	6,982	109,266
France Telecom SA, ADR (L)	2,800	43,848
Frontier Communications Corp. (L)	15,012	77,312
General Communication, Inc., Class A (I)	1,000	9,790
Hellenic Telecommunications Organization SA	1,308	4,709
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	27,000	10,403
IDT Corp., Class B (I)	500	4,690
iiNET, Ltd.	1,376	4,024
Iliad SA	179	22,079
Inmarsat PLC	3,801	23,795
Iridium Communications, Inc. (I)(L)	1,092	8,419
Jazztel PLC (I)	1,715	8,265
Kcom Group PLC	13,206	14,328
Koninklijke (Royal) KPN NV	7,086	84,599
KT Corp., ADR (I)	1,300	20,332
Level 3 Communications, Inc. (I)	853	14,492
LG Uplus Corp. (I)	3,270	21,027
Lumos Networks Corp.	200	3,068
Magyar Telekom Telecommunications PLC	1,300	13,780
Mahanagar Telephone Nigam, Ltd. (I)	5,982	2,562
Manitoba Telecom Services, Inc.	400	11,650
Netia SA (I)	10,157	15,580
Neutral Tandem, Inc. (I)	300	3,207
Nippon Telegraph & Telephone Corp.	2,200	111,730
PCCW, Ltd.	34,000	11,701
Portugal Telecom SGPS SA	4,625	26,664
Premiere Global Services, Inc. (I)(L)	1,100	9,317
PT Telekomunikiasi Indonesia Tbk PT, ADR	1,100	33,814
QSC AG (I)	2,321	6,275
Singapore Telecommunications, Ltd.	33,000	78,653
Singapore Telecommunications, Ltd.	11,000	26,219
SureWest Communications	200	2,406
Swisscom AG	141	53,309
TalkTalk Telecom Group PLC	5,942	12,473
Tata Communications, Ltd.	396	1,588
TDC A/S	181	1,448
Tele Norte Leste Participacoes SA	400	4,602
Tele Norte Leste Participacoes SA, ADR (L)	900	8,559
Tele2 AB, Series B	2,768	53,801
Telecom Corp. of New Zealand, Ltd.	3,933	6,294
Telecom Italia SpA	75,264	80,364
Telefonica Brasil SA	600	15,373
Telefonica Brasil SA, ADR	995	27,193
Telefonica O2 Czech Republic AS	798	15,471
Telefonica SA	633	10,924
Telefonica SA, ADR (L)	16,500	283,635
Telekom Austria AG	3,134	37,535
Telekom Malaysia BHD	8,300	12,992
Telekomunikacja Polska SA	3,665	18,295
Telenet Group Holding NV (I)	611	23,279
Telenor ASA	3,579	58,556
Teliasonera AB	13,450	91,121
Telkom SA, Ltd., ADR	800	11,344
Telstra Corp., Ltd.	21,064	71,698
TELUS Corp., Non-Voting Shares	973	52,186
Total Access Communication PCL	6,300	13,878
TPG Telecom, Ltd.	4,552	6,200
True Corp. PCL (I)	34,600	3,444
Turk Telekomunikasyon AS	2,270	8,416
TW Telecom, Inc. (I)	2,100	40,698
Verizon Communications, Inc.	26,100	1,047,076
Vivendi SA	8,193	178,862
Vonage Holdings Corp. (I)	2,900	7,105
Windstream Corp.	6,785	79,656
Xl Axiata Tbk PT	2,500	1,245
		6,016,938
Wireless Telecommunication Services - 0.80%
Advanced Info Service PCL	4,500	20,040
Allied Technologies, Ltd.	499	3,307
America Movil SAB de CV, Series L	12,692	14,352
America Movil SAB de CV, Series L, ADR	7,149	161,567
Axiata Group BHD	12,400	20,043
Bakrie Telecom Tbk PT (I)	471,000	13,505
Bharti Airtel, Ltd.	6,017	38,913
Cellcom Israel, Ltd.	473	7,920
China Mobile, Ltd.	1,500	14,625
China Mobile, Ltd., ADR	5,600	271,544
Crown Castle International Corp. (I)(L)	2,200	98,560
DiGi.Com BHD	11,000	13,453
Drillisch AG	1,233	11,350
Far EasTone
Telecommunications Company, Ltd.	9,000	16,902
Freenet AG	1,164	15,065
Globe Telecommunications, Inc.	330	8,539
Idea Cellular, Ltd. (I)	7,689	12,000
Indosat Tbk PT	6,000	3,738

The accompanying notes are an integral part of the financial statements.

94

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Indosat Tbk PT, ADR (L)	131	$4,133
KDDI Corp.	11	70,812
Leap Wireless International, Inc. (I)	1,400	13,006
Maxis BHD	6,700	11,576
MetroPCS Communications, Inc. (I)	5,100	44,268
Millicom International Cellular SA	182	18,224
MobileOne, Ltd.	6,000	11,578
Mobistar SA (I)	176	9,193
MTN Group, Ltd.	8,393	149,066
NII Holdings, Inc. (I)	2,700	57,510
NTELOS Holdings Corp.	200	4,076
NTT DoCoMo, Inc.	76	139,634
Partner Communications Company, Ltd., ADR	700	6,188
Philippine Long Distance Telephone
Company, ADR (L)	200	11,524
Reliance Communications, Ltd.	3,426	4,511
Rogers Communications, Inc., Class B (L)	1,900	73,202
SBA Communications Corp., Class A (I)	1,000	42,960
Shenandoah Telecommunications Company	200	2,096
SK Telecom Company, Ltd., ADR	1,400	19,054
Softbank Corp.	3,100	91,206
Sprint Nextel Corp. (I)(L)	31,300	73,242
StarHub, Ltd.	6,000	13,469
Taiwan Mobile Company, Ltd. (I)	3,600	11,237
Telephone & Data Systems, Inc. (L)	800	20,712
Telephone & Data Systems, Inc. -
Special Shares	900	21,429
Tim Participacoes SA, ADR	1,176	30,341
Tim Participacoes Satim Participacoes SA	2,500	12,384
Turkcell Iletisim Hizmetleri AS, ADR (I)	1,700	19,992
United States Cellular Corp. (I)	700	30,541
USA Mobility, Inc.	500	6,935
Vimpelcom, Ltd., ADR (L)	2,700	25,569
Vodacom Group, Ltd.	2,021	22,241
Vodafone Group PLC, ADR	30,978	868,313
		2,685,645
		8,702,583
Utilities - 2.66%
Electric Utilities - 1.23%
Acciona SA	190	16,386
Allete, Inc. (L)	600	25,188
American Electric Power Company, Inc.	4,042	166,975
Centrais Eletricas Brasileiras SA	1,200	11,477
Centrais Eletricas Brasileiras SA, ADR,
B Shares (L)	1,100	15,950
Central Vermont Public Service Corp.	100	3,510
Centralschweizerische Kraftwerke AG	13	4,552
Cesc, Ltd.	886	3,391
CEZ AS	757	30,116
Cheung Kong Infrastructure Holdings, Ltd.	4,000	23,257
Chubu Electric Power Company, Inc.	2,900	54,147
Chugoku Electric Power Company, Inc.	2,000	35,064
Cia Energetica de Minas Gerais	400	5,854
Cia Energetica de Minas Gerais, ADR	2,410	42,874
Cia General de Electricidad	1,916	9,184
Cia Paranaense de Energia, ADR	300	6,294
Cleco Corp.	800	30,480
CLP Holdings, Ltd.	9,000	76,579
Contact Energy, Ltd. (I)	2,658	10,903
CPFL Energia SA	1,200	16,740
Duke Energy Corp. (L)	10,222	224,884
E.ON AG	10,039	215,800
EDF SA	1,322	32,042
Edison International	2,600	107,640
EDP - Energias do Brasil SA	700	15,574
El Paso Electric Company	500	17,320
Electricidade de Portugal SA	10,961	33,914
Elia System Operator SA/NV	221	8,552
Emera, Inc.	300	9,730
Empresa Electrica del Norte Grande SA	4,759	12,669
Enea SA	1,398	7,276
Enel SpA	29,211	118,375
Energiedienst Holding AG (I)	22	1,124
Enersis SA, ADR	1,765	31,117
Entergy Corp.	1,400	102,270
Equatorial Energia SA	1,400	9,510
Exelon Corp. (L)	5,528	239,749
First Philippine Holdings Corp.	6,300	8,829
FirstEnergy Corp.	3,437	152,259
Fortis, Inc.	900	29,480
Fortum OYJ	2,649	56,360
Great Plains Energy, Inc.	2,000	43,560
Hawaiian Electric Industries, Inc. (L)	1,300	34,424
Hokkaido Electric Power Company, Inc.	900	12,819
Hokuriku Electric Power Company	900	16,809
Iberdrola SA	22,174	138,278
IDACORP, Inc.	700	29,687
Iren SpA	1,525	1,432
ITC Holdings Corp.	700	53,116
Kansai Electric Power Company, Ltd.	3,400	52,170
Korea Electric Power Corp., ADR (I)	2,200	24,156
Kyushu Electric Power Company, Inc.	1,900	27,209
Light SA	700	10,808
Manila Electric Company	2,470	13,945
MGE Energy, Inc.	300	14,031
NextEra Energy, Inc.	3,300	200,904
Northeast Utilities	1,900	68,533
NV Energy, Inc.	3,000	49,050
Otter Tail Corp.	600	13,212
Pepco Holdings, Inc. (L)	2,000	40,600
Pinnacle West Capital Corp.	1,200	57,816
PNM Resources, Inc.	1,200	21,876
Polska Grupa Energetyczna SA	3,010	18,007
Portland General Electric Company	1,100	27,819
Power Assets Holdings, Ltd.	7,500	55,467
Power Grid Corp. of India Ltd.	7,026	13,242
PPL Corp.	4,365	128,418
Progress Energy, Inc.	2,600	145,652
Public Power Corp. SA	1,004	4,884
Red Electrica De Espana	695	29,655
Reliance Infrastructure, Ltd.	523	3,336
Romande Energie Holding SA	8	10,209
RusHydro, ADR	6,577	20,060
Scottish & Southern Energy PLC	6,636	132,940
Shikoku Electric Power Company, Inc.	1,000	28,645
Southern Company (L)	7,065	327,039
SP Ausnet	18,093	17,379
Spark Infrastructure Group	9,219	12,955
Tata Power Company, Ltd.	4,280	7,035
Tenaga Nasional BHD	8,750	16,266
Terna Participacoes SA	800	15,955
Terna Rete Elettrica Nazionale SpA	10,246	34,433
The Empire District Electric Company (I)	500	10,545
The Tokyo Electric Power Company, Inc. (I)	5,800	13,779
Tohoku Electric Power Company, Inc.	2,600	24,984
Torrent Power, Ltd.	1,000	3,667
TrustPower, Ltd.	2,008	11,097
UIL Holdings Corp. (L)	700	24,759

The accompanying notes are an integral part of the financial statements.

95

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Unisource Energy Corp.	500	$18,460
Unitil Corp.	200	5,676
Verbund AG, Class A	185	4,955
Westar Energy, Inc.	1,800	51,804
		4,166,952
Gas Utilities - 0.29%
AGL Resources, Inc.	1,686	71,250
APA Group, Ltd.	2,860	13,123
Atmos Energy Corp.	1,300	43,355
Aygaz AS	1,926	8,991
Chesapeake Utilities Corp.	100	4,335
China Gas Holdings, Ltd.	16,000	7,352
China Oil and Gas Group, Ltd. (I)	20,000	1,666
China Resources Gas Group, Ltd.	6,000	8,554
Enagas SA	1,409	25,975
ENN Energy Holdings, Ltd.	4,000	12,815
Envestra, Ltd.	2,480	1,812
GAIL India, Ltd.	2,673	19,372
Gas Natural SDG SA	2,669	45,676
Gujarat State Petronet, Ltd.	3,893	5,774
Hong Kong & China Gas Company, Ltd.	24,134	55,973
Korea Gas Corp. (I)	342	12,389
National Fuel Gas Company	800	44,464
New Jersey Resources Corp.	600	29,520
Northwest Natural Gas Company	400	19,172
ONEOK, Inc. (L)	900	78,021
Osaka Gas Company, Ltd.	9,000	35,508
Perusahaan Gas Negara Tbk PT	51,000	17,878
Petronas Gas BHD	4,300	20,617
Piedmont Natural Gas Company, Inc.	1,200	40,776
Questar Corp.	2,500	49,650
Rubis SA	296	15,430
Saibu Gas Company, Ltd.	4,000	10,563
Samchully Company, Ltd. (I)	69	5,481
Shizuoka Gas Company, Ltd.	1,500	9,515
Snam Rete Gas SpA	6,994	30,741
South Jersey Industries, Inc.	400	22,724
Southwest Gas Corp.	600	25,494
The Laclede Group, Inc.	400	16,188
Toho Gas Company, Ltd.	4,000	25,464
Tokyo Gas Company, Ltd.	10,000	45,953
Towngas China Company, Ltd.	4,000	2,156
UGI Corp.	1,700	49,980
Valener, Inc.	130	2,039
WGL Holdings, Inc.	700	30,954
		966,700
Independent Power Producers & Energy Traders - 0.27%
Aboitiz Power Corp.	6,400	4,365
Adani Power, Ltd. (I)	2,436	2,888
Aes Gener SA	12,208	6,462
AES Tiete SA	900	11,407
Akenerji Elektrik Uretim AS (I)	3,578	3,469
Algonquin Power & Utilities Corp.	200	1,260
Atlantic Power Corp.	529	7,540
Beijing Datang Power Generation
Company, Ltd., Class H	26,000	8,605
Boralex, Inc. (I)	200	1,400
Calpine Corp. (I)	6,200	101,246
Capital Power Corp.	200	4,932
Capstone Infrastructure Corp.	350	1,309
China Longyuan Power Group Corp.	13,000	10,185
China Power New Energy
Development Company, Ltd. (I)	100,000	4,734
China Resource Power Holdings, Ltd.	14,000	26,840
China WindPower Group, Ltd. (I)	80,000	2,994
Colbun SA	49,226	12,603
Constellation Energy Group, Inc.	1,700	67,439
Drax Group PLC	2,951	24,966
Dynegy, Inc. (I)(L)	2,280	6,316
EDP Renovaveis SA (I)	1,363	8,321
Electric Power Development Company, Ltd.	900	23,921
Electricity Generating PCL	3,500	10,678
Empresa Nacional de Electricidad SA, ADR	700	31,045
Energy Development Corp.	82,000	11,807
Energy World Corp., Ltd. (I)	24,742	17,293
Etrion Corp. (I)	662	312
GCL-Poly Energy Holdings, Ltd.	47,596	13,186
Genie Energy, Ltd.	500	3,965
GenOn Energy, Inc. (I)	12,057	31,469
Glow Energy PCL	7,500	13,550
GVK Power & Infrastructure, Ltd. (I)	6,734	1,483
Huadian Power International Corp. (I)	26,000	5,071
Huaneng Power International, Inc. (L)	500	10,510
Infigen Energy (I)	6,731	1,844
Innergex Renewable Energy, Inc.	1,200	12,133
International Power PLC	9,541	49,914
Jaiprakash Power Ventures, Ltd. (I)	5,500	3,624
JSW Energy, Ltd.	1,338	952
Maxim Power Corp. (I)	100	196
MPX Energia SA (I)	600	14,958
National Hydroelectric Power Corp. Ltd.	17,228	5,865
Northland Power, Inc.	847	14,907
NRG Energy, Inc. (I)(L)	3,511	63,619
NTPC, Ltd.	3,414	10,288
Ormat Technologies, Inc. (I)	600	10,818
PTC India, Ltd.	2,981	2,188
Ram Power Corp.	365	124
Ratchaburi Electricity Generating
Holding PCL	9,100	12,691
Reliance Power, Ltd. (I)	5,453	7,245
Sechilienne-Sidec SA	300	4,237
Taiwan Cogeneration Corp.	17,120	10,728
Terna Energy SA	278	471
The AES Corp. (I)(L)	11,800	139,712
Theolia SA (I)	446	494
Tractebel Energia SA	400	6,425
TransAlta Corp.	1,899	39,182
		906,186
Multi-Utilities - 0.77%
A2A SpA	9,798	9,180
ACEA SpA	1,055	6,652
Acegas-APS SpA	800	3,385
AGL Energy, Ltd.	2,945	43,122
Alliant Energy Corp.	1,000	44,110
Ameren Corp.	2,200	72,886
ATCO, Ltd.	300	17,739
Avista Corp.	700	18,025
Black Hills Corp. (L)	500	16,790
Canadian Utilities, Ltd.	600	36,244
CenterPoint Energy, Inc.	3,500	70,315
Centrica PLC	25,461	114,272
CH Energy Group, Inc.	200	11,676
CMS Energy Corp. (L)	2,300	50,784
Consolidated Edison, Inc. (L)	2,414	149,740
Dominion Resources, Inc.	4,700	249,476
DTE Energy Company	2,100	114,345
DUET Group	11,804	21,172

The accompanying notes are an integral part of the financial statements.

96

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
GDF Suez	7,504	$204,088
Hera SpA	6,946	9,889
Integrys Energy Group, Inc.	1,000	54,180
Just Energy Group, Inc.	1,200	13,499
MDU Resources Group, Inc.	1,600	34,336
MVV Energie AG	213	6,293
National Grid PLC, ADR	2,767	134,144
NiSource, Inc. (L)	2,500	59,525
NorthWestern Corp.	600	21,474
NSTAR	1,100	51,656
OGE Energy Corp.	900	51,039
PG&E Corp.	2,765	113,973
Public Service Enterprise Group, Inc. (L)	5,700	188,157
Redes Energeticas Nacionais SA	2,238	6,111
RWE AG	1,999	70,030
SCANA Corp. (L)	1,000	45,060
Sempra Energy	1,900	104,500
Suez Environnement SA	1,483	17,028
TECO Energy, Inc. (L)	2,300	44,022
United Utilities Group PLC	3,867	36,373
Vector, Ltd.	1,058	2,032
Vectren Corp.	1,200	36,276
Veolia Environnement SA	793	8,733
Veolia Environnement SA, ADR	900	9,945
Wisconsin Energy Corp. (L)	2,600	90,896
Xcel Energy, Inc.	4,075	112,633
YTL Corp. BHD	33,660	15,694
		2,591,499
Water Utilities - 0.10%
Aguas Andinas SA	1,641	941
American States Water Company	200	6,980
American Water Works Company, Inc.	1,500	47,790
Aqua America, Inc. (L)	2,084	45,952
Cadiz, Inc. (I)	400	3,852
California Water Service Group	400	7,304
Cia de Saneamento de Minas Gerais	800	14,325
Companhia de Saneamento Basico de Estado
de Sao Paulo, ADR (I)	650	36,173
Connecticut Water Service, Inc. (L)	200	5,426
Consolidated Water Company, Ltd.	400	3,432
Guangdong Investment, Ltd.	34,000	20,595
Hyflux, Ltd.	6,000	5,578
Inversiones Aguas Metropolitanas SA	2,737	4,204
Manila Water Company, Inc.	20,200	8,938
Middlesex Water Company	200	3,732
Pennichuck Corp.	200	5,766
Pennon Group PLC	3,748	41,532
Severn Trent PLC	2,020	46,832
SJW Corp.	300	7,092
Sound Global, Ltd.	17,000	6,536
Thai Tap Water Supply PCL	15,100	2,417
York Water Company	200	3,528
YTL Power International BHD	13,100	7,360
		336,285
		8,967,622
TOTAL COMMON STOCKS (Cost $197,761,399)		$237,574,076

PREFERRED SECURITIES - 0.17%
Consumer Discretionary - 0.03%
Automobiles - 0.02%
Porsche Automobil Holding SE	1,030	55,121
Leisure Equipment & Products - 0.00%
Forjas Taurus SA	554	434
Multiline Retail - 0.01%
Lojas Americanas SA	3,261	25,001
Textiles, Apparel & Luxury Goods - 0.00%
Sao Paulo Alpargatas SA	1,700	11,301
		91,857
Consumer Staples - 0.04%
Beverages - 0.04%
Companhia de Bebidas das Americas, ADR	3,500	126,315
Embotelladora Andina SA, Class A	2,591	9,227
Embotelladora Andina SA, Class B	1,981	8,656
		144,198
Food & Staples Retailing - 0.00%
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	4	144
		144,342
Financials - 0.04%
Commercial Banks - 0.03%
Banco do Estado do Rio Grande do Sul SA	1,900	20,373
Itau Unibanco Holding SA	4,800	87,469
		107,842
Diversified Financial Services - 0.01%
Banco ABC Brasil SA	1,800	12,034
		119,876
Industrials - 0.01%
Airlines - 0.01%
Tam SA	1,300	24,881
Building Products - 0.00%
Eucatex SA Industria e Comercio	900	3,180
Commercial Services & Supplies - 0.00%
Contax Participacoes SA	400	4,482
Machinery - 0.00%
Marcopolo SA	2,500	9,503
Randon Participacoes SA	1,200	5,481
		14,984
		47,527
Materials - 0.02%
Containers & Packaging - 0.01%
Klabin SA	6,500	27,878
Metals & Mining - 0.01%
Companhia de Ferro Ligas Da Bahia	300	1,320
Confab Industrial SA	3,515	7,726
Gerdau SA	875	6,802
Usinas Siderurgicas de Minas Gerais SA	3,400	18,502
		34,350
Paper & Forest Products - 0.00%
Suzano Papel e Celulose SA	2,750	9,937
		72,165
Telecommunication Services - 0.01%
Diversified Telecommunication Services - 0.01%
Tele Norte Leste Participacoes SA	700	6,590
Telefonica Brasil SA	314	8,737
		15,327
		15,327

The accompanying notes are an integral part of the financial statements.

97

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Utilities - 0.02%
Electric Utilities - 0.01%
Cia Energetica do Ceara	200	$3,694
Cia Paranaense de Energia	500	10,428
Companhia de Transmissao de Energia
Eletrica Paulista	200	6,218
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	800	15,655
		35,995
Independent Power Producers & Energy Traders - 0.01%
AES Tiete SA	800	11,529
Companhia Energetica de Sao Paulo	1,400	24,806
		36,335
		72,330
TOTAL PREFERRED SECURITIES (Cost $448,616)		$563,424

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.91%
U.S. Government - 9.26%
U.S. Treasury Bonds
6.000%, 02/15/2026	$1,600,000	$2,305,000
6.750%, 08/15/2026	1,400,000	2,161,250
6.875%, 08/15/2025	1,025,000	1,577,859
7.500%, 11/15/2024	675,000	1,076,836
8.875%, 08/15/2017	1,875,000	2,684,327
9.250%, 02/15/2016	2,015,000	2,720,879
9.875%, 11/15/2015	370,000	501,755
10.625%, 08/15/2015	3,985,000	5,428,319
11.250%, 02/15/2015	1,266,000	1,689,715
U.S. Treasury Notes
2.250%, 07/31/2018	4,500,000	4,786,524
2.625%, 02/29/2016	1,750,000	1,892,051
2.750%, 02/15/2019	1,200,000	1,314,281
3.625%, 02/15/2020	2,700,000	3,130,734
		31,269,530
U.S. Government Agency - 19.65%
Federal Farm Credit Bank
3.400%, 06/04/2018	1,000,000	1,101,960
3.650%, 12/21/2020	1,100,000	1,220,525
4.875%, 12/16/2015 to 01/17/2017	5,500,000	6,421,753
5.125%, 08/25/2016	3,000,000	3,546,243
5.220%, 05/15/2023	2,480,000	3,107,884
5.250%, 03/06/2023	1,135,000	1,417,078
Federal Home Loan Bank
3.375%, 06/12/2020	500,000	545,939
3.625%, 03/10/2017	800,000	893,294
4.125%, 03/13/2020	550,000	630,955
4.375%, 03/13/2026	900,000	1,016,324
4.500%, 09/13/2019	1,850,000	2,183,892
4.750%, 12/16/2016	6,050,000	7,111,618
4.875%, 05/17/2017	3,400,000	4,035,766
5.000%, 12/21/2015 to 11/17/2017	7,700,000	9,156,629
5.125%, 10/19/2016	1,750,000	2,069,477
5.250%, 12/09/2022	1,155,000	1,441,601
5.365%, 09/09/2024	800,000	1,001,100
5.375%, 05/18/2016 to 09/30/2022	7,950,000	9,537,989
5.625%, 06/11/2021	905,000	1,151,879
Federal Home Loan Mortgage Corp.
3.750%, 03/27/2019	600,000	684,919
Tennessee Valley Authority
4.500%, 04/01/2018	2,300,000	2,697,192
5.500%, 07/18/2017	1,250,000	1,521,994
6.250%, 12/15/2017	2,986,000	3,799,246
		66,295,257
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $89,473,807)		$97,564,787

STAPLED UNITS - 0.00%
Telecommunication Services - 0.00%
HKT Trust and HKT Ltd.	739	434
TOTAL STAPLED UNITS (Cost $424)		$434

RIGHTS - 0.00%
Allied Cement (Expiration Date: 01/09/2012,
Strike Price: HKD 1.01) (I)	244	0
Celgene Corp. (Expiration Date: 12/31/2030,
Strike Price: USD 0.01) (I)	600	840
Cia Sud Americana de Vapores SA (Expiration
Date: 01/17/2012, Strike Price:
USD 0.21) (I)	15,829	0
Hansol Technics Company, Ltd. (Expiration
Date: 01/19/2012, Strike Price:
KRW 16850) (I)	66	158
Kroton Educacional SA (Expiration Date:
01/23/2012, Strike Price: BRL 2.5) (I)	161	46
Sanofi (Expiration Date: 12/31/2020, Strike
Price: EUR 2.00) (I)	2,354	2,825
TOTAL RIGHTS (Cost $8,721)		$3,869

WARRANTS - 0.00%
Compton Petroleum Corp. (Expiration Date:
08/23/2014, Strike Price: CAD 11.92) (I)	6	12
TOTAL WARRANTS (Cost $3,854)		$12

SECURITIES LENDING COLLATERAL - 6.91%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,330,812	23,323,967
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,322,447)		$23,323,967

SHORT-TERM INVESTMENTS - 0.01%
Money Market Funds - 0.01%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	18,844	18,844
TOTAL SHORT-TERM INVESTMENTS (Cost $18,844)		$18,844
Total Investments (Disciplined Diversification Trust)
(Cost $311,038,112) - 106.41%		$359,049,413
Other assets and liabilities, net - (6.41%)		(21,628,642)
TOTAL NET ASSETS - 100.00%		$337,420,771

Emerging Markets Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.07%
Brazil - 11.85%
Banco Alfa de Investimento SA	35,300	$109,772
Banco Santander Brasil SA	369,990	2,967,458

The accompanying notes are an integral part of the financial statements.

98

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Banco Santander Brasil SA, ADR (L)	1,235,181	$10,054,373
Bematech SA	98,850	207,213
BM&F Bovespa SA	2,958,300	15,542,871
BR Malls Participacoes SA	59,387	576,916
Brookfield Incorporacoes SA	382,845	1,015,994
Camargo Correa
Desenvolvimento Imobiliario SA	121,650	262,833
Cia Providencia Industria e Comercio SA	52,100	173,178
CR2 Empreendimentos Imobiliarios SA	9,300	29,218
Even Construtora e Incorporadora SA	186,800	618,911
Fertilizantes Heringer SA	21,600	128,540
Fibria Celulose SA	46,198	343,528
Fibria Celulose SA, ADR (L)	283,342	2,201,567
Forjas Taurus SA	7,434	5,819
Gafisa SA	393,561	869,305
Gafisa SA, ADR (L)	151,219	695,607
Gerdau SA	204,329	1,341,927
Gerdau SA, ADR	1,166,598	9,111,130
Gol Linhas Aereas Inteligentes SA, ADR	20,417	135,365
Grendene SA	176,700	728,494
Hypermarcas SA	389,181	1,773,509
Industrias Romi SA	111,700	403,623
Inepar SA Industria E Construcoes	13,400	15,661
JBS SA (I)	1,071,962	3,494,185
Log-in Logistica Intermodal SA (I)	123,900	455,678
Magnesita Refratarios SA (I)	353,056	1,092,150
Mahle-Metal Leve SA Industria E Comercio	1,500	34,178
Marfrig Frigorificos e Comercio
de Alimentos SA	354,847	1,624,658
Metalfrio Solutions SA	21,100	62,217
Minerva SA	52,000	147,755
Paranapanema SA	511,050	808,255
Petroleo Brasileiro SA	281,342	3,469,168
Petroleo Brasileiro SA, ADR	686,025	17,047,721
Petroleo Brasileiro SA, Class A, ADR (L)	1,067,815	25,082,974
Positivo Informatica SA	102,700	318,245
Profarma Distribuidora de
Produtos Farmaceuticos SA	20,000	115,266
Rodobens Negocios Imobiliarios SA	63,500	378,906
Rossi Residencial SA	143,509	615,506
Sao Carlos Empreendimentos
e Participacoes SA (I)	18,905	245,276
Sao Martinho SA	83,401	748,943
SLC Agricola SA	39,400	327,409
Springs Global Participacoes SA (I)	74,733	127,009
Tereos Internacional SA	17,900	26,103
TPI - Triunfo Participacoes e Investimentos SA	26,210	132,086
Trisul SA	56,446	86,246
Usinas Siderurgicas de Minas Gerais SA	319,300	2,935,797
Viver Incorporadora e Construtora SA (I)	539,950	578,957
		109,267,500
Chile - 1.94%
Cementos Bio-Bio SA	50,384	72,739
Cia General de Electricidad	41,011	196,569
Companhia Sudamericana de Vapores SA	371,094	72,147
Cristalerias de Chile SA	66,213	605,412
Empresas CMPC SA	1,737,226	6,383,762
Empresas Copec SA	107,494	1,441,185
Empresas Hites SA	10,780	6,682
Empresas Iansa SA	1,776,092	126,497
Empresas La Polar SA	179,323	100,103
Enersis SA, ADR	371,730	6,553,600
Gasco SA	130,347	815,453
Inversiones Aguas Metropolitanas SA	126,263	193,952
Madeco SA (I)	10,353,871	467,768
Masisa SA	4,707,749	425,918
Paz Corp., SA	73,479	28,713
Ripley Corp., SA	328,912	313,400
Socovesa SA	29,813	10,359
Vina San Pedro Tarapaca SA	19,029,176	113,552
		17,927,811
China - 10.23%
361 Degrees International, Ltd. (L)	131,000	52,055
A8 Digital Music Holdings, Ltd. (I)	16,000	1,827
Agile Property Holdings, Ltd. (L)	422,000	376,828
Angang Steel Company, Ltd., Class H	1,318,000	951,606
Anhui Tianda Oil Pipe Company, Ltd.	135,000	22,652
Anton Oilfield Services Group	1,026,000	112,458
Asia Cement China Holdings Corp.	224,000	104,380
Bank of China, Ltd., Class H	59,435,694	22,008,754
Bank of Communications
Company, Ltd., Class H	7,526,876	5,248,182
Baoye Group Company, Ltd.	376,000	173,918
Beijing Capital Land, Ltd.	1,272,000	250,279
Beijing North Star Company	866,000	128,114
BYD Electronic International Company, Ltd. (I)	947,500	269,415
Catic Shenzhen Holdings, Ltd.	142,000	57,663
China Aoyuan Property Group, Ltd.	1,387,000	155,144
China Automation Group, Ltd.	134,000	38,900
China Citic Bank Corp., Ltd.	6,109,775	3,461,638
China Coal Energy Company, Ltd., Series H	3,077,000	3,329,165
China Communications
Construction Company, Ltd.	4,413,555	3,451,328
China Communications
Services Corp., Ltd., Class H	2,176,000	971,060
China Construction Bank Corp.	12,378,000	8,653,815
China COSCO Holdings Company, Ltd. (L)	1,826,500	893,433
China Dongxiang Group Company	1,531,000	260,803
China Huiyuan Juice Group, Ltd.	1,032,500	347,100
China Minsheng Banking Corp., Ltd. (L)	4,027,000	3,501,964
China Molybdenum Company, Ltd.	69,000	29,396
China National Materials Company, Ltd.	455,000	160,799
China Nickel Resources
Holding Company, Ltd. (I)	518,000	39,985
China Petroleum & Chemical Corp.	4,167,439	4,389,571
China Petroleum & Chemical Corp., ADR (L)	146,867	15,428,378
China Qinfa Group, Ltd. (I)	160,000	27,027
China Railway Construction Corp.	1,993,165	1,096,745
China Rare Earth Holdings, Ltd. (I)	1,000,000	197,217
China SCE Property Holdings, Ltd.	50,000	10,163
China Shipping Container
Lines Company, Ltd. (I)	4,448,150	1,008,001
China Shipping Development Company, Ltd.	920,000	571,501
China Singyes Solar
Technologies Holdings, Ltd.	21,000	8,105
China Sunshine Paper Holdings Company, Ltd.	5,000	548
China Yurun Food Group, Ltd.	25,000	32,908
China Zhongwang Holdings, Ltd.	602,800	205,530
Chongqing Iron & Steel Company, Ltd. (I)	654,000	92,833
Chongqing Machinery &
Electric Company, Ltd.	256,000	42,393
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd.	32,000	8,467
Comtec Solar Systems Group Ltd. (I)	314,000	43,390
CPMC Holdings, Ltd.	31,000	13,395
Dalian Port PDA Company, Ltd.	322,000	78,082
Fantasia Holdings Group Company, Ltd.	540,000	47,208
Fosun International, Ltd. (L)	2,296,500	1,181,708

The accompanying notes are an integral part of the financial statements.

99

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Fufeng Group, Ltd.	15,000	$6,851
Great Wall Technology Company, Ltd.	324,942	67,062
Greentown China Holdings, Ltd.	770,500	335,210
Guangshen Railway Company, Ltd., ADR (L)	35,688	629,536
Guangzhou Automobile
Group Company, Ltd. (L)	1,836,415	1,528,030
Guangzhou R&F Properties
Company, Ltd., Class H	358,000	282,397
Hainan Meilan International
Airport Company, Ltd.	201,000	137,049
Harbin Power Equipment Company, Ltd.	888,000	767,616
Hidili Industry
International Development, Ltd. (L)	1,278,000	377,749
Honghua Group, Ltd. (I)	1,182,000	114,108
Hunan Non Ferrous Metal Corp., Ltd. (I)	382,000	111,176
Kaisa Group Holdings, Ltd. (I)	221,000	38,017
Lingbao Gold Company, Ltd.	124,000	45,259
Maanshan Iron & Steel Company, Ltd. (L)	1,866,000	600,079
Metallurgical Corp. of China, Ltd.	1,193,000	274,043
Peak Sport Products Company, Ltd.	383,000	101,005
Powerlong Real Estate Holdings, Ltd.	234,000	31,310
Qunxing Paper Holdings Company, Ltd.	634,371	168,586
Semiconductor Manufacturing
International Corp., ADR (I)	140,377	329,886
Semiconductor
Manufacturing International Corp. (I)	15,570,000	751,216
Shandong Chenming Paper Holdings, Ltd.	335,500	165,705
Shandong Xinhua
Pharmaceutical Company, Ltd.	92,000	24,623
Shanghai Jin Jiang International Hotels
Group Company, Ltd.	848,000	102,328
Shanghai Prime Machinery Company, Ltd.	962,000	147,142
Shengli Oil & Gas Pipe Holdings, Ltd.	97,500	9,937
Shui On Land, Ltd. (L)	3,015,745	914,508
Sichuan Xinhua Winshare
Chainstore Company, Ltd.	641,000	259,314
Sino-Ocean Land Holdings, Ltd. (L)	4,137,624	1,922,931
Sinotrans, Ltd., Class H	2,019,000	361,694
Sinotruk Hong Kong, Ltd.	836,500	466,855
Soho China, Ltd.	2,544,000	1,699,437
SPG Land Holdings, Ltd.	353,625	58,829
Sunny Optical Technology
Group Company, Ltd.	124,000	30,071
Tiangong International Company, Ltd.	408,000	68,502
Travelsky Technology, Ltd.	1,285,500	668,193
Weiqiao Textile Company	603,000	301,969
West China Cement, Ltd.	234,000	39,115
Wuyi International
Pharmaceutical Company, Ltd.	645,000	37,278
Xiamen International Port Company, Ltd.	1,372,000	204,309
Xingda International Holdings, Ltd.	130,000	58,516
Xinjiang Xinxin Mining
Industry Company, Ltd. (L)	903,000	244,262
Xiwang Sugar Holdings Company, Ltd. (I)	483,717	72,378
Yuzhou Properties Company	132,000	33,439
Zhejiang Glass Company, Ltd. (I)	162,000	51,729
Zhong An Real Estate, Ltd. (I)	801,600	109,471
		94,284,551
Czech Republic - 0.30%
Komercni Banka AS	1,926	324,651
Pegas Nonwovens SA	22,565	522,017
Telefonica O2 Czech Republic AS	1,495	28,984
Unipetrol AS (I)(L)	214,695	1,858,053
		2,733,705
Hong Kong - 5.44%
AMVIG Holdings, Ltd.	494,000	261,951
Asian Citrus Holdings, Ltd.	226,000	117,329
Asian Union New Media Group, Ltd. (I)	440,000	4,258
Avic International Holding HK, Ltd. (I)	1,840,152	58,949
Beijing Capital International Airport
Company, Ltd., Class H	2,612,000	1,310,707
Beijing Development Hong Kong, Ltd. (I)	231,000	36,921
Beijing Enterprises Holdings, Ltd.	522,500	3,142,327
Beijing Properties Holdings Ltd. (I)	128,000	7,411
C C Land Holdings, Ltd.	623,000	114,656
Central China Real Estate, Ltd.	531,732	106,306
Centron Telecom International Holdings, Ltd.	272,157	38,029
Chaoda Modern Agriculture Holdings, Ltd.	3,056,474	177,093
China Aerospace International Holdings, Ltd.	1,971,200	144,204
China Agri-Industries Holdings, Ltd.	1,063,000	809,693
China Chengtong Development Group, Ltd.	526,000	19,325
China Energine International Holdings, Ltd. (I)	857,853	29,133
China Everbright, Ltd.	998,000	1,550,777
China Glass Holdings, Ltd.	238,000	39,686
China Grand Forestry Green
Resources Group, Ltd. (I)	331,800	32,325
China Green Holdings, Ltd. (L)	422,627	111,779
China Haidian Holdings, Ltd.	1,124,000	109,706
China High Precision Automation Group, Ltd.	18,000	6,223
China High Speed Transmission Equipment
Group Company, Ltd.	523,000	228,730
China Lumena New Materials Corp.	610,000	113,289
China Oil and Gas Group, Ltd. (I)	1,820,000	151,647
China Pharmaceutical Group, Ltd.	1,074,000	236,901
China Properties Group, Ltd. (I)	724,000	193,799
China Resources Land, Ltd.	1,168,000	1,876,690
China South City Holdings Ltd.	522,000	67,131
China Starch Holdings, Ltd.	1,075,000	33,190
China Travel International Investment
Hong Kong, Ltd.	4,134,000	694,495
China Unicom Hong Kong, Ltd.	4,504,000	9,529,905
China Unicom Hong Kong, Ltd., ADR (L)	214,448	4,531,286
China Vanadium Titano - Magnetite
Mining Company, Ltd.	163,000	32,078
China Zenith Chemical Group, Ltd. (I)	115,000	5,629
CIMC Enric Holdings, Ltd. (I)	4,000	1,117
Citic Pacific, Ltd.	1,524,000	2,732,399
Citic Resources Holdings, Ltd. (I)	3,528,000	479,450
Coastal Greenland, Ltd. (I)	710,000	26,425
Cosco International Holdings, Ltd.	925,625	387,019
COSCO Pacific, Ltd.	1,546,000	1,801,549
Coslight Technology
International Group, Ltd. (I)	150,000	36,621
DaChan Food Asia, Ltd.	612,000	103,966
Dynasty Fine Wines Group, Ltd.	330,000	75,825
Franshion Properties China, Ltd.	3,012,000	575,285
Fushan International Energy Group, Ltd.	2,306,000	773,566
Geely Automobile Holdings Company, Ltd.	1,340,000	291,493
Global Bio-Chem Technology
Group Company, Ltd.	2,520,000	509,348
Global Sweeteners Holdings, Ltd. (I)	148,000	15,365
Glorious Property Holdings, Ltd. (I)	1,767,000	312,322
Golden Meditech Holdings, Ltd. (I)	828,000	91,544
Goldlion Holdings, Ltd.	261,000	99,930
Heng Tai Consumables Group, Ltd. (I)	1,912,575	98,688
HKC Holdings, Ltd.	4,298,149	157,097
Hong Kong Energy Holdings, Ltd. (I)	295,622	10,075
Hopson Development Holdings, Ltd. (L)	850,000	441,111
Hua Han Bio-Pharmaceutical Holdings, Ltd.	503,040	84,341
Huscoke Resources Holdings, Ltd.	2,258,000	46,213

The accompanying notes are an integral part of the financial statements.

100

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Inspur International, Ltd.	2,440,000	$64,183
Ju Teng International Holdings, Ltd.	778,000	89,103
Kai Yuan Holdings, Ltd. (I)	2,820,000	65,705
Kingboard Chemical Holdings, Ltd.	630,525	1,865,286
Kingboard Laminates Holdings, Ltd.	150,500	68,736
Kingway Brewery Holdings, Ltd.	578,000	161,938
KWG Property Holding, Ltd. (L)	1,117,013	375,861
Lai Fung Holdings, Ltd.	4,485,000	98,411
Lee & Man Paper Manufacturing, Ltd.	308,000	99,384
Lijun International
Pharmaceutical Holding, Ltd.	405,000	46,501
Loudong General Nice Resources
China Holdings, Ltd.	492,000	38,551
MIN XIN Holdings, Ltd.	116,000	67,288
Mingyuan Medicare
Development Company, Ltd. (I)	1,100,000	31,605
Minmetals Land, Ltd.	798,000	76,924
Minth Group, Ltd.	66,000	61,973
Nan Hai Corp., Ltd. (I)	27,150,000	115,254
Neo-China Land Group Holdings, Ltd. (I)	521,000	93,653
NetDragon Websoft, Inc.	185,500	109,905
New World China Land, Ltd.	2,335,200	467,271
Nine Dragons Paper Holdings, Ltd.	843,000	532,404
Oriental Ginza Holdings, Ltd. (I)	134,000	6,212
Petroasian Energy Holdings, Ltd. (I)	600,000	14,971
Poly Hong Kong Investment, Ltd. (L)	1,500,453	647,366
Pou Sheng International Holdings, Ltd. (I)	448,000	55,345
Prosperity International Holdings HK, Ltd.	1,320,000	77,071
Qin Jia Yuan Media Services Company, Ltd.	501,064	23,779
Qingling Motors Company, Ltd.	1,054,000	278,545
Real Nutriceutical Group Ltd.	529,000	173,480
REXLot Holdings, Ltd.	3,584,921	235,216
Samson Holding, Ltd.	277,548	32,085
Shanghai Industrial Holdings, Ltd.	620,000	1,698,316
Shanghai Zendai Property, Ltd. (I)	2,530,000	40,306
Shenzhen International Holdings, Ltd.	10,320,000	663,262
Shenzhen Investment, Ltd.	2,476,000	441,930
Shimao Property Holdings, Ltd., GDR (L)	1,805,000	1,530,329
Shougang Concord International
Enterprises Company, Ltd.	3,828,000	225,653
Silver Grant International	1,072,000	224,514
Sim Technology Group, Ltd.	650,000	63,206
Sino Oil And Gas Holdings, Ltd. (I)	915,000	32,391
Sino Prosper State Gold
Resources Holdings Ltd. (I)	3,650,000	39,947
Sino Union Petroleum &
Chemical International, Ltd. (I)	2,560,000	177,885
Sinofert Holdings, Ltd.	2,924,000	820,187
Sinolink Worldwide Holdings, Ltd. (I)	2,292,000	173,476
Sinomedia Holding, Ltd.	92,139	25,436
Sinopec Kantons Holdings, Ltd.	176,000	98,335
Sinotrans Shipping, Ltd.	829,000	202,043
Skyworth Digital Holdings, Ltd.	116,000	40,565
Smi Corp. Ltd. (I)	352,000	10,058
Solargiga Energy Holdings, Ltd.	94,000	9,470
SRE Group, Ltd.	2,806,000	124,490
TAK Sing Alliance Holdings, Ltd. (I)	182,675	13,344
TCC International Holdings, Ltd.	384,000	130,840
TCL Multimedia Technology Holdings, Ltd. (I)	877,200	281,848
Texhong Textile Group, Ltd.	20,000	4,696
Tian An China Investment, Ltd.	741,000	377,818
Tianjin Port Development Holdings, Ltd.	480,000	63,359
Tomson Group, Ltd.	386,807	91,003
TPV Technology, Ltd.	379,684	69,311
Truly International Holdings, Ltd.	987,000	171,132
Vodone, Ltd.	434,000	56,663
Wasion Group Holdings, Ltd.	306,000	90,740
Welling Holding, Ltd.	36,000	5,536
Yuexiu Property Company, Ltd.	7,105,250	1,022,515
		50,168,917
Hungary - 0.35%
Danubius Hotel and Spa PLC (I)	6,805	93,652
Egis Gyogyszergyar Nyrt	1,976	143,505
Fotex Holding SE Company, Ltd. (I)	56,874	60,704
OTP Bank PLC (L)	221,565	2,939,809
		3,237,670
India - 7.27%
3i Infotech, Ltd.	18,242	4,050
Aarti Industries, Ltd.	51,087	45,155
Aban Offshore, Ltd.	15,263	97,566
ABG Shipyard, Ltd.	7,189	53,070
Aditya Birla Nuvo, Ltd.	55,261	770,283
Ador Welding, Ltd.	8,367	17,796
Aftek, Ltd. (I)	28,740	5,276
Alembic Pharmaceuticals, Ltd. (I)	73,121	49,314
Alembic, Ltd. (I)	73,121	19,666
Allahabad Bank	186,565	402,191
Alok Industries, Ltd.	568,576	193,755
Amtek Auto, Ltd.	146,074	264,304
Anant Raj Industries, Ltd.	35,297	26,448
Andhra Bank	198,888	297,463
Ansal Properties & Infrastructure, Ltd.	30,966	14,343
Apollo Tyres, Ltd.	226,563	250,608
Arvind, Ltd. (I)	104,084	129,922
Ashok Leyland, Ltd.	1,661,394	717,937
Aurobindo Pharma, Ltd.	73,434	117,671
Avaya Global Connect, Ltd.	148	349
Bajaj Auto Finance, Ltd.	14,034	161,859
Bajaj Hindusthan, Ltd.	344,964	154,261
Bajaj Holdings and Investment, Ltd.	49,562	635,581
Balaji Telefilms, Ltd.	15,413	9,553
Balkrishna Industries, Ltd.	225	661
Ballarpur Industries, Ltd.	403,880	140,682
Balmer Lawrie & Company, Ltd.	5,100	45,429
Balrampur Chini Mills, Ltd.	206,266	131,655
Bank of Baroda	57,700	723,533
Bank of India	114,231	567,788
Bank of Maharashtra	152,501	111,410
BEML, Ltd.	14,453	124,303
Bhushan Steel, Ltd.	29,921	175,208
Birla Corp., Ltd.	41,435	209,533
Bombay Burmah Trading Company, Ltd.	3,000	19,208
Bombay Dyeing &
Manufacturing Company, Ltd.	4,919	32,228
Bombay Rayon Fashions, Ltd.	7,468	37,985
Brigade Enterprises, Ltd.	1,477	1,161
Cairn India, Ltd. (I)	475,630	2,814,486
Canara Bank	98,171	674,640
Central Bank of India	54,446	67,602
Century Textile & Industries, Ltd.	34,929	150,733
City Union Bank, Ltd.	162,675	133,241
Corporation Bank	11,690	76,819
Cranes Software International, Ltd. (I)	13,600	524
Dalmia Bharat Enterprises, Ltd.	12,925	29,206
Dalmia Bharat Sugar & Industries, Ltd.	12,925	3,091
Db Realty Ltd. (I)	29,036	27,033
DCM Shriram Consolidated, Ltd.	39,804	29,981
Deccan Chronicle Holdings, Ltd. (I)	24,252	16,688

The accompanying notes are an integral part of the financial statements.

101

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	$65,116
Development Credit Bank, Ltd. (I)	121,079	72,828
Dhanlaxmi Bank, Ltd.	27,338	22,812
Dishman Pharmaceuticals & Chemicals, Ltd.	7,722	5,424
DLF, Ltd.	430,090	1,479,603
Dredging Corp. of India, Ltd. (I)	1,365	5,689
Edelweiss Capital, Ltd.	304,550	147,938
Educomp Solutions, Ltd.	31,565	113,880
EID Parry India, Ltd.	80,296	287,007
Elder Pharmaceuticals, Ltd.	7,799	53,309
Electrosteel Castings, Ltd.	89,970	28,883
Era Infra Engineering, Ltd.	21,271	54,975
Escorts, Ltd.	44,637	55,595
Essar Ports, Ltd. (I)	16,178	15,413
Essel Propack, Ltd.	37,352	17,604
Eveready Industries India, Ltd.	12,000	5,197
Everest Kanto Cylinder, Ltd.	16,675	7,927
Federal Bank, Ltd.	163,534	1,042,769
Finolex Cables, Ltd.	54,200	31,126
Finolex Industries, Ltd.	46,584	39,909
Firstsource Solutions, Ltd. (I)	41,837	4,923
Fortis Healthcare, Ltd. (I)	37,218	59,130
Future Capital Holdings, Ltd.	4,573	10,484
Gammon India, Ltd.	85,633	70,941
Gateway Distriparks, Ltd.	10,919	26,712
Geodesic, Ltd.	106,859	85,113
Gitanjali Gems, Ltd.	56,665	320,974
Graphite India, Ltd.	75,117	97,171
Grasim Industries, Ltd.	28,107	1,354,429
Great Eastern Shipping Company, Ltd.	84,512	299,618
Great Offshore, Ltd.	29,781	39,651
GTL Infrastructure, Ltd. (I)	100,276	16,862
Gujarat Alkalies & Chemicals, Ltd.	24,028	58,592
Gujarat Ambuja Exports, Ltd.	77,000	26,655
Gujarat Narmada Valley
Fertilizers Company, Ltd.	66,143	92,934
Gujarat State Fertilisers & Chemicals, Ltd.	23,600	148,423
HBL Power Systems, Ltd.	5,099	1,440
HCL Infosystems, Ltd.	126,394	92,583
HEG, Ltd.	12,877	37,759
Heidelbergcement India, Ltd. (I)	4,823	2,309
Hexa Tradex, Ltd.	32,971	21,730
Hexaware Technologies, Ltd.	304,970	431,611
Himatsingka Seide, Ltd. (I)	28,000	12,153
Hindalco Industries, Ltd.	1,340,282	2,911,494
Hinduja Ventures, Ltd.	5,620	31,344
Hindustan Construction Company, Ltd.	108,115	34,297
Hotel Leela Venture, Ltd.	112,448	62,058
Housing Development & Infrastructure, Ltd. (I)	192,927	194,220
Hsil, Ltd.	5,997	13,990
ICICI Bank, Ltd.	167,495	2,155,756
ICICI Bank, Ltd., ADR (L)	234,051	6,185,968
ICSA India, Ltd.	41,569	15,459
IFCI, Ltd.	181,420	74,100
India Cements, Ltd.	258,302	322,669
India Glycols, Ltd.	11,700	25,004
India Infoline, Ltd.	213,160	175,384
Indiabulls Financial Services, Ltd.	240,661	620,976
Indiabulls Infrastructure and Power	930,247	135,684
Indiabulls Real Estate, Ltd.	315,338	273,633
Indiabulls Wholesale Services, Ltd. (I)	39,417	3,154
Indian Bank	70,234	243,789
Indian Hotels Company, Ltd.	151,812	154,936
Indian Overseas Bank	234,477	323,942
Industrial Development Bank of India, Ltd.	267,194	390,532
Infrastructure Development
Finance Company, Ltd.	119,156	204,362
ING Vysya Bank, Ltd.	16,192	87,195
Ingersoll-Rand India, Ltd.	17,465	124,242
Ispat Industries, Ltd. (I)	263,996	46,968
IVRCL Infrastructures & Projects, Ltd.	311,424	166,887
Jaiprakash Associates, Ltd.	567,406	560,224
Jammu & Kashmir Bank, Ltd.	41,976	526,135
JB Chemicals & Pharmaceuticals, Ltd.	20,800	24,870
JBF Industries, Ltd.	33,505	58,034
Jet Airways India, Ltd. (I)	6,540	20,815
Jindal Poly Films, Ltd.	1,258	3,917
Jindal Saw, Ltd.	164,858	404,278
Jindal Stainless, Ltd. (I)	44,529	60,008
JK Tyre & Industries, Ltd.	6,013	6,810
JM Financial, Ltd.	37,218	8,329
JSW Energy, Ltd.	180,979	128,794
JSW Steel, Ltd.	122,212	1,158,910
Jubilant Life Sciences, Ltd.	2,669	8,448
Jubilant Organosys, Ltd.	53,395	179,647
Kalpataru Power Transmission, Ltd.	2,595	4,706
Karnataka Bank, Ltd.	180,381	221,580
Karur Vysya Bank, Ltd., Pre-Paid Shares	30,968	203,547
Karuturi Global, Ltd.	69,418	5,742
Kesoram Industries, Ltd.	26,673	41,964
KS Oils, Ltd. (I)	62,402	6,873
Lakshmi Vilas Bank, Ltd.	30,751	54,285
Madhucon Projects, Ltd.	387	360
Madras Cements, Ltd.	36,000	69,755
Maharashtra Seamless, Ltd.	38,253	229,561
Mahindra Lifespace Developers, Ltd.	10,600	47,502
Manaksia, Ltd.	3,292	2,699
Mangalam Cement, Ltd.	14,461	22,280
Mastek, Ltd. (I)	18,261	29,157
McLeod Russel India, Ltd.	69,732	244,918
Mercator Lines, Ltd. (I)	163,169	49,608
Mindtree Ltd.	1,222	9,137
Monnet Ispat & Energy, Ltd.	29,947	204,908
Mphasis, Ltd.	12,707	71,615
MRF, Ltd.	920	120,413
Mukand, Ltd.	22,832	11,800
Nagarjuna Construction Company, Ltd.	263,914	167,193
Nagarjuna Fertilizer & Chemicals, Ltd.	138,250	55,143
Nagarjuna Oil Refinery, Ltd.	125,682	0
Nahar Spinning Mills, Ltd.	6,600	6,244
National Aluminium Company, Ltd.	102,265	98,116
National Organic Chemical Industries, Ltd.	80,240	22,689
Nava Bharat Ventures, Ltd.	1,260	4,349
NIIT Technologies, Ltd.	22,936	79,008
NIIT, Ltd.	19,897	13,862
Noida Toll Bridge Company, Ltd.	62,165	23,236
Omaxe, Ltd. (I)	49,670	127,672
Orbit Corp., Ltd.	43,904	21,948
Orchid Chemicals & Pharmaceuticals, Ltd.	37,760	89,499
Orient Paper & Industries, Ltd.	58,165	55,858
Oriental Bank of Commerce	101,465	374,762
Oswal Chemical & Fertilizers (I)	1,896	1,545
Panacea Biotec, Ltd.	19,983	28,053
Parsvnath Developers, Ltd. (I)	76,316	62,493
Patni Computer Systems, Ltd. (I)	122,526	1,025,853
Patni Computer Systems, Ltd., ADR (I)(L)	3,538	57,563
Peninsula Land, Ltd.	7,362	4,218
Piramal Healthcare, Ltd.	24,447	173,589
Plethico Pharmaceuticals, Ltd.	7,219	47,848
Polaris Software Lab, Ltd.	26,963	63,197
The accompanying notes are an integral part of the financial statements.

102

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Polyplex Corp., Ltd.	3,400	$9,923
Provogue India, Ltd.	43,382	16,101
PSL, Ltd.	10,200	9,853
PTC India, Ltd.	233,522	171,436
Punj Lloyd, Ltd.	165,098	122,363
Raymond, Ltd.	23,286	135,764
REI Agro, Ltd.	76,842	24,174
REI Six Ten Retail, Ltd.	7,680	2,182
Reliance Capital, Ltd.	94,899	419,579
Reliance Communications, Ltd.	685,263	902,272
Reliance Industries, Ltd.	75,161	980,751
Reliance Industries, Ltd., GDR (S)	349,881	9,306,835
Reliance Power, Ltd. (I)	558,937	742,618
Rolta India, Ltd.	133,332	141,833
RPG Itochu Finance, Ltd. (I)	535	619
Ruchi Soya Industries, Ltd.	125,412	220,681
Rural Electrification Corp. Ltd.	140,240	406,920
S Kumars Nationwide, Ltd.	78,505	35,473
SEAMEC, Ltd. (I)	10,845	15,909
Sesa Goa, Ltd.	251,749	777,276
Shipping Corp. of India, Ltd.	79,991	72,490
Shiv-Vani Oil & Gas Exploration Services, Ltd.	6,058	21,561
Shree Renuka Sugars, Ltd.	75,860	35,923
Sicagen India, Ltd.	5,873	1,526
Sintex Industries, Ltd.	22,565	26,747
Sobha Developers, Ltd.	40,327	146,223
Sonata Software, Ltd.	29,000	11,467
South Indian Bank, Ltd.	1,171,770	445,572
SREI Infrastructure Finance, Ltd.	247,892	114,339
SRF, Ltd.	24,910	111,928
State Bank of Bikaner & Jaipur	529	3,020
State Bank of India	71,298	2,178,589
State Bank of India, GDR	435	27,840
Steel Authority of India, Ltd.	371,166	566,928
Sterling Biotech, Ltd.	34,756	14,004
Sterlite Industries India, Ltd., ADR (L)	377,373	2,615,195
Sterlite Optical Technologies, Ltd.	6,627	3,543
Strides Arcolab, Ltd.	13,187	99,073
Sundaram Finance, Ltd.	650	6,175
Suzlon Energy, Ltd. (I)	634,050	216,049
Syndicate Bank, Ltd.	206,951	266,324
Tata Chemicals, Ltd.	96,921	573,005
Tata Communications, Ltd.	40,222	161,269
Tata Communications, Ltd., ADR (L)	11,658	92,798
Tata Investment Corp., Ltd.	6,673	52,879
Tata Steel, Ltd.	306,566	1,925,265
Tata Steel, Ltd., GDR	743	5,346
Tata Tea, Ltd.	467,750	795,691
Teledata Marine Solutions Pte, Ltd. (I)	23,474	203
Teledata Technology Solutions, Ltd. (I)	23,474	110
Time Technoplast, Ltd.	4,194	3,372
Trent, Ltd.	926	14,629
Triveni Engineering & Industries, Ltd.	21,753	5,243
Triveni Turbine, Ltd.	8,452	5,586
Tube Investments of India, Ltd.	6,380	12,914
Tulip Telecom, Ltd.	28,364	56,180
UCO Bank	85,194	72,846
Uflex, Ltd.	10,885	21,132
Union Bank of India, Ltd.	169,587	546,945
Unitech, Ltd. (I)	1,276,814	460,549
United Phosphorus, Ltd.	47,256	113,002
Unity Infraprojects, Ltd.	5,529	3,227
Usha Martin, Ltd.	154,885	69,991
Vardhman Special Steels, Ltd.	1,620	641
Vardhman Textiles, Ltd.	8,101	26,846
Varun Shipping Company, Ltd.	66,246	19,454
Videocon Industries, Ltd.	105,664	350,963
Vijaya Bank	83,311	70,794
Walchandnagar Industries	2,137	2,492
Welspun Corp, Ltd.	40,109	63,473
Zuari Industries, Ltd.	9,200	80,811
		67,066,794
Indonesia - 3.00%
Adhi Karya Tbk PT	907,000	57,894
Agis Tbk Pt (I)	2,990,500	47,478
Aneka Tambang Tbk PT	5,527,500	987,256
Asahimas Flat Glass Tbk PT	18,000	13,000
Astra Graphia Tbk PT	606,000	76,054
Bakrie & Brothers Tbk PT (I)	121,836,489	685,132
Bakrie Sumatera Plantations Tbk PT	17,546,000	551,254
Bakrie Telecom Tbk PT (I)	24,850,000	712,498
Bakrieland Development Tbk PT (I)	46,089,000	604,676
Bank Bukopin Tbk PT	4,493,500	287,319
Bank Danamon Indonesia Tbk PT	4,507,294	2,039,662
Bank Mandiri Tbk PT	989,320	734,008
Bank Negara Indonesia Persero Tbk PT	11,492,881	4,814,664
Bank Pan Indonesia Tbk PT (I)	4,924,397	423,531
Bank Tabungan Negara Tbk PT	3,281,500	437,727
Barito Pacific Tbk PT (I)	1,761,500	149,716
Berlian Laju Tanker Tbk PT (I)	16,708,166	347,607
Bhakti Investama Tbk PT	17,730,000	574,932
Bisi International PT	607,500	60,806
Budi Acid Jaya Tbk PT	1,493,000	39,564
Bumi Serpong Damai PT	4,215,500	455,503
Central Proteinaprima Tbk PT (I)	16,930,000	98,957
Ciputra Development Tbk PT	16,900,000	1,007,513
Ciputra Surya Tbk PT	896,000	85,955
Clipan Finance Indonesia Tbk Pt	1,045,000	49,392
Darma Henwa Tbk PT (I)	21,675,000	186,381
Davomas Abadi Tbk PT (I)	2,465,000	13,595
Elnusa Tbk PT	2,000,000	50,723
Energi Mega Persada Tbk PT (I)	38,586,681	757,175
Gajah Tunggal Tbk PT	2,052,500	678,850
Global Mediacom Tbk PT	6,650,500	725,968
Gozco Plantations Tbk PT	3,219,500	94,076
Holcim Indonesia Tbk PT	1,381,268	331,271
Indah Kiat Pulp and Paper Corp. Tbk PT (I)	2,168,500	293,628
Indika Energy Tbk PT	1,548,000	372,383
Indofood Sukses Makmur Tbk PT	2,289,000	1,160,974
International Nickel Indonesia Tbk PT	3,845,000	1,356,318
Intiland Development Tbk PT (I)	3,290,000	92,487
Japfa Comfeed Indonesia Tbk PT	156,054	65,811
Kawasan Industri Jababeka Tbk PT (I)	13,727,500	286,644
Lippo Karawaci Tbk PT	18,260,293	1,328,072
Matahari Putra Prima Tbk PT	2,803,500	284,560
Medco Energi Internasional Tbk PT	2,465,000	659,060
Media Nusantara Citra Tbk PT	1,815,500	262,239
Mitra International Resources Tbk PT (I)	1,747,000	30,827
Pabrik Kertas Tjiwi Kimia Tbk PT	72,500	16,986
Panin Financial Tbk PT (I)	19,315,500	244,419
Panin Insurance Tbk PT	1,627,000	74,222
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	802,500	199,070
Polychem Indonesia Tbk PT (I)	2,945,500	188,322
Ramayana Lestari Sentosa Tbk PT	2,505,000	198,844
Sampoerna Agro Tbk PT	665,500	218,287
Samudera Indonesia Tbk PT	58,500	23,864
Selamat Sempurna Tbk PT	177,000	26,561
Sentul City Tbk PT (I)	19,986,000	583,954

The accompanying notes are an integral part of the financial statements.

103

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Summarecon Agung Tbk PT	2,019,500	$275,685
Suryainti Permata Tbk PT (I)	1,446,000	14,193
Tiga Pilar Sejahtera Food Tbk (I)	690,500	37,686
Timah Tbk PT	2,897,500	533,470
Trias Sentosa Tbk PT	2,019,500	86,619
Trimegah Securities Tbk PT	1,540,500	14,792
Truba Alam Manunggal Engineering PT (I)	11,991,500	66,122
Tunas Baru Lampung Tbk PT	1,620,000	105,374
Tunas Ridean Tbk PT	3,358,000	221,788
Wijaya Karya PT	2,405,748	161,490
		27,664,888
Israel - 0.03%
Mivtach Shamir Holdings, Ltd.	7,750	229,595
Malaysia - 4.23%
Affin Holdings BHD	711,300	689,990
Al Aqar KPJ Real Estate Investment Trust	19,983	7,247
Alliance Financial Group BHD	1,285,500	1,602,924
AMDB BHD	110,000	14,733
AMMB Holdings BHD	3,568,362	6,701,163
Ann Joo Resources BHD	252,200	136,884
Asas Dunia BHD	24,000	7,571
Asia Pacific Land BHD (I)	282,100	38,665
Bandar Raya Developments BHD	639,900	427,562
Berjaya Corp. BHD (Kuala Lumpur Exchange)	1,930,300	580,947
Berjaya Media BHD (I)	48,200	7,135
BIMB Holdings BHD	142,900	91,355
Bolton BHD	177,100	43,033
Boustead Holdings BHD	552,160	1,006,250
Cahya Mata Sarawak BHD	241,600	159,501
Dijaya Corp. BHD	40,900	17,794
DNP Holdings BHD	124,000	58,623
DRB-Hicom BHD	1,194,900	767,609
Eastern & Oriental BHD	337,900	148,969
ECM Libra Financial Group BHD	542,489	132,412
Esso Malaysia BHD	92,100	102,900
Globetronics Technology BHD	190,440	50,442
Glomac BHD	462,600	116,794
Goldis BHD	306,000	169,038
Hap Seng Consolidated BHD	1,815,120	911,090
Hap Seng Plantations Holdings BHD	617,500	537,836
Hong Leong Credit BHD	309,800	1,137,328
Hong Leong Industries BHD	25,000	31,515
Hunza Properties BHD	113,800	51,169
Hwang-DBS Malaysia BHD	105,200	79,004
IGB Corp. BHD	1,590,043	1,232,619
IJM Corp. BHD	2,070,980	3,685,413
IJM Land BHD	443,300	322,055
Insas BHD (I)	485,264	74,171
Integrated Logistics BHD	162,855	34,767
Jaks Resources BHD (I)	246,000	43,760
Jaya Tiasa Holdings BHD	63,945	138,697
K&N Kenanga Holdings BHD (I)	323,600	65,770
Karambunai Corp. BHD (I)	1,978,300	102,589
Keck Seng BHD	222,300	277,105
Kian Joo Can Factory BHD	290,000	192,119
Kim Loong Resources BHD	29,400	21,725
Kinsteel BHD	561,400	88,787
KLCC Property Holdings BHD	796,400	790,687
KSL Holdings BHD	267,333	116,381
KUB Malaysia BHD	534,400	114,402
Kulim Malaysia BHD	989,600	1,317,873
Kumpulan Hartanah Selangor BHD (I)	410,800	38,168
Kwantas Corp. BHD	56,000	36,030
Land & General BHD (I)	163,200	17,790
Landmarks BHD (I)	384,900	130,933
LBS Bina Group BHD	210,000	51,258
Leader Universal Holdings BHD (I)	540,100	172,129
Lion Corp. BHD (I)	357,700	20,366
Lion Industries Corp. BHD	736,100	309,390
MAA Holdings BHD (I)	133,400	19,100
Malaysia Airports Holdings	180,200	329,498
Malaysian Pacific Industries BHD	9,375	8,188
MBM Resources BHD	60,500	60,635
Mega First Corp. BHD	163,700	86,912
MISC BHD	17,400	29,979
MK Land Holdings BHD (I)	632,500	59,716
MMC Corp. BHD	1,118,700	975,999
MNRB Holdings BHD	10,000	7,974
Muhibbah Engineering M BHD	495,300	176,738
Mulpha International BHD (I)	2,622,700	326,166
Naim Holdings BHD	198,100	102,538
Nylex Malaysia BHD	81,463	15,412
Oriental Holdings BHD	549,620	927,623
OSK Holdings BHD	881,950	495,445
Panasonic Manufacturing Malaysia BHD	48,200	304,589
PBA Holdings BHD	32,000	9,439
Pharmaniaga BHD	9,602	15,667
PJ Development Holdings BHD	258,900	59,646
PPB Group BHD	729,200	3,942,636
Protasco BHD	172,400	48,435
Proton Holdings BHD	422,800	638,977
Scientex, Inc. BHD	51,000	39,750
Scomi Group BHD (I)	1,708,300	150,991
Selangor Dredging BHD	326,900	69,010
Selangor Properties BHD	105,000	111,334
Shangri-La Hotels BHD	101,900	72,644
Shell Refining Company Federation of
Malaya BHD	161,700	468,438
SHL Consolidated BHD	172,300	65,768
Sunway BHD (I)	898,722	721,806
Suria Capital Holdings BHD	237,900	117,629
Symphony House BHD (I)	74,426	3,155
TA Ann Holdings BHD	459,792	783,688
TA Enterprise BHD	1,903,200	356,690
TA Global BHD	1,233,900	112,949
TDM BHD	160,500	190,230
Tebrau Teguh BHD (I)	316,000	70,114
Time.com BHD (I)	1,734,500	395,610
Tradewinds Corp. BHD	398,400	94,338
Tradewinds Malaysia BHD	57,000	180,594
TSH Resources BHD	14,600	8,750
Unisem M BHD	601,680	206,337
United Malacca BHD	97,800	207,488
VS Industry BHD	166,770	82,569
WTK Holdings BHD	368,500	144,265
YNH Property BHD	662,715	375,713
YTL Corp. BHD	66,500	31,005
Zelan BHD (I)	227,600	26,514
		38,951,158
Mexico - 5.75%
Alfa SAB de CV	418,000	4,555,714
Alsea SAB de CV	374,150	379,386
Arca Continental SAB de CV	364,214	1,552,934
Axtel SAB de CV (I)	982,700	312,668
Bolsa Mexicana de Valores SAB de CV	511,600	810,952
Carso Infraestructura y Construccion
SAB de CV (I)	157,200	91,021
Cemex SAB de CV, ADR (I)(L)	1,263,420	6,809,834

The accompanying notes are an integral part of the financial statements.

104

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mexico (continued)
Cia Minera Autlan SAB de CV	7,200	$8,101
Coca-Cola Femsa SAB de CV, ADR	30,306	2,885,434
Coca-Cola Femsa SAB de CV, Series L	15,695	149,587
Consorcio ARA SAB de CV	1,418,400	391,326
Controladora Comercial Mexicana
SAB De CV (I)	134,020	222,811
Corporacion GEO SAB de CV (I)	793,874	980,204
Desarrolladora Homex SAB de CV (I)	153,600	429,275
Desarrolladora Homex SAB de CV, ADR (I)(L)	9,800	165,326
Empresas ICA SAB de CV (I)	220,900	265,941
Empresas ICA SAB de CV, ADR (I)(L)	198,467	948,672
Fomento Economico Mexicano SAB
de CV, ADR	75,819	5,285,342
GMD Resorts SAB de CV (I)	68,200	19,549
Gruma SAB de CV, ADR (I)	7,982	59,945
Gruma SAB de CV, Class B (I)	301,800	566,847
Grupo Aeroportuario del Centro Norte
SAB de CV	281,000	438,978
Grupo Aeroportuario del Centro Norte SAB
de CV, ADR	4,057	50,834
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	81,585	2,754,310
Grupo Aeroportuario del Sureste SAB
de CV, ADR (L)	30,747	1,719,987
Grupo Aeroportuario del Sureste SAB
de CV, Class B	28,700	160,419
Grupo Carso SAB de CV	1,110,125	2,688,064
Grupo Cementos de Chihuahua SAB de CV (I)	35,500	104,378
Grupo Comercial Chedraui Sa De Cv	17,900	45,152
Grupo Famsa SAB de CV (I)	357,718	308,380
Grupo Financiero Banorte SAB de CV	2,397,900	7,260,011
Grupo Financiero Inbursa SA	620,100	1,141,133
Grupo Industrial Maseca SAB de CV (I)	53,900	57,899
Grupo Industrial Saltillo SAB de CV (I)	94,000	110,809
Grupo Kuo SAB de CV (I)	164,000	258,433
Grupo Mexicano de Desarrollo SAB de CV (I)	68,200	36,557
Grupo Simec SAB de CV (I)	219,500	528,353
Industrias Bachoco SAB de CV, ADR	2,253	42,965
Industrias CH SAB de CV (I)	265,600	894,552
Inmuebles Carso SAB de CV, Class B1 (I)	1,110,125	834,501
Maxcom Telecomunicaciones SAB de CV (I)	85,000	22,172
Minera Frisco SAB de CV, Class A1 (I)	499,689	1,804,720
Organizacion Soriana SAB de CV (I)	1,587,300	3,838,949
Qualitas Compania de Seguros SA de CV (I)	318,900	251,378
Sare Holding SAB de CV, Class B (I)	437,200	36,969
Urbi Desarrollos Urbanos SAB de CV (I)	662,000	753,335
		53,034,107
Philippines - 0.75%
Alliance Global Group, Inc.	303,200	71,892
Empire East Land Holdings, Inc. (I)	2,990,000	40,354
Filinvest Development Corp.	900,236	68,986
Filinvest Land, Inc.	18,335,500	414,162
First Philippine Holdings Corp.	427,000	598,391
JG Summit Holdings Inc.	33,000	18,978
Lopez Holdings Corp.	3,257,000	380,372
Megaworld Corp.	19,138,800	743,419
Metropolitan Bank & Trust Company	111,411	173,337
Pepsi-Cola Products Philippines, Inc. (I)	100,000	4,697
Philippine National Bank (I)	362,200	466,431
Rizal Commercial Banking Corp.	602,800	413,890
Robinsons Land Corp.	3,128,100	809,147
San Miguel Corp.	745,140	1,991,762
Union Bank of Philippines	214,600	323,171
Vista Land & Lifescapes, Inc.	5,803,000	377,120
		6,896,109
Poland - 1.50%
Agora SA	77,712	249,943
Asseco Poland SA (L)	62,666	877,470
Bank Millennium SA	296,783	325,151
Bioton SA (I)	4,546,178	78,632
Bomi SA (I)	17,357	10,623
Ciech SA (I)	32,747	164,169
Comarch SA (I)	1,802	29,055
Dom Maklerski IDM SA (I)	148,572	55,203
Echo Investment SA (I)	534,956	509,933
Enea SA	34,759	180,915
Fabryki Mebli Forte SA	23,417	64,352
Farmacol SA (I)	10,785	71,267
Firma Oponiarska Debica SA	7,768	121,435
Gant Development SA (I)	4,513	8,400
Grupa Kety SA	17,839	540,134
Grupa Lotos SA (I)	99,148	665,693
Hydrobudowa Polska SA (I)	41,353	8,692
Impexmetal SA	98,393	99,303
Koelner Sakoelner SA (I)	3,500	12,172
Kopex SA (I)	61,117	370,737
Kredyt Bank SA (L)	46,402	131,645
LC Corp. SA (I)	155,767	39,101
MCI Management SA (I)	32,259	36,946
Mostostal-Export SA (I)	22,710	4,406
Netia SA (I)	324,551	497,841
Orbis SA (I)	46,258	506,800
PBG SA	6,177	126,446
Pekaes SA	6,380	10,961
Petrolinvest Sapetrolinvest SA (I)(L)	50,401	33,254
Polimex-Mostostal SA	161,841	77,546
Polnord SA	19,758	77,782
Polska Grupa Energetyczna SA	486,297	2,909,145
Polski Koncern Miesny Duda
Sapkm Duda SA (I)	61,515	11,407
Polski Koncern Naftowy Orlen SA (I)	472,808	4,636,777
Sygnity SA (I)	6,918	36,033
Zaklady Azotowe Pulawy SA	5,389	125,560
Zaklady Azotowe w
Tarnowie-Moscicach SA (I)	12,262	96,809
		13,801,738
Russia - 5.61%
Gazprom OAO, ADR	1,213,461	12,960,977
Gazprom OAO, ADR (London Exchange)	3,027,634	32,193,277
Lukoil OAO, ADR	107,569	5,683,726
Magnitogorsk Iron & Steel Works	37,941	184,659
RusHydro, ADR	126,047	384,443
Surgutneftegaz, ADR	35,767	279,441
		51,686,523
South Africa - 7.56%
ABSA Group, Ltd.	383,490	6,686,256
Adcorp Holdings, Ltd.	20,914	66,057
Aeci, Ltd.	98,499	1,007,470
Afgri, Ltd.	373,953	242,739
African Rainbow Minerals, Ltd.	73,069	1,545,826
Allied Electronics Corp., Ltd.	62,999	178,698
Argent Industrial, Ltd.	113,274	87,011
Aveng, Ltd.	442,348	1,805,164
Barloworld, Ltd.	265,047	2,464,675
Basil Read Holdings, Ltd.	36,217	63,253
Bell Equipment, Ltd. (I)	34,158	67,243

The accompanying notes are an integral part of the financial statements.

105

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Blue Label Telecoms, Ltd.	108,287	$76,365
Business Connexion Group, Ltd.	3,611	2,420
Caxton & CTP Publishers & Printers, Ltd.	185,300	344,309
Ceramic Industries, Ltd.	1,970	24,648
Cipla Medpro South Africa, Ltd.	471,712	370,975
DataTec, Ltd.	255,498	1,293,225
DRDGOLD, Ltd. (L)	111,182	63,340
Eqstra Holdings, Ltd.	194,239	180,286
Grindrod, Ltd.	607,680	1,053,790
Group Five, Ltd.	79,370	223,220
Harmony Gold Mining Company, Ltd., ADR	532,185	6,194,633
Hudaco Industries, Ltd.	17,551	181,526
Hulamin, Ltd. (I)	110,075	115,724
Iliad Africa, Ltd.	124,370	73,331
Illovo Sugar, Ltd.	4,122	12,535
Investec, Ltd.	318,380	1,734,604
JD Group, Ltd.	204,241	1,223,702
Kap International Holdings, Ltd.	189,283	72,688
Lewis Group, Ltd.	97,828	970,007
Liberty Holdings, Ltd.	151,704	1,490,027
Merafe Resources, Ltd.	2,241,497	255,114
Metair Investments, Ltd.	163,437	396,718
Metorex, Ltd. (I)	13,716	15,012
Mittal Steel South Africa, Ltd.	119,416	1,012,197
MMI Holdings, Ltd.	334,800	709,127
Mondi Packaging South Africa, Ltd. (I)	50,551	93,622
Mondi, Ltd.	145,980	1,032,785
Murray & Roberts Holdings, Ltd. (I)	85,411	270,749
Mvelaphanda Group, Ltd. (I)	618,180	267,826
Mvelaserve, Ltd.	154,755	193,619
Nedbank Group, Ltd.	282,400	5,061,902
Northam Platinum, Ltd.	172,740	639,096
Nu-World Holdings, Ltd.	19,436	38,884
Omnia Holdings, Ltd.	57,918	624,079
Palabora Mining Company, Ltd.	1,212	20,792
Peregrine Holdings, Ltd.	95,789	115,413
Petmin, Ltd.	101,536	32,074
PSG Group, Ltd.	38,904	226,468
Raubex Group, Ltd.	57,265	94,682
Sanlam, Ltd.	2,560,368	9,146,932
Sappi, Ltd. (I)	209,428	617,103
Sappi, Ltd., ADR (I)	156,861	448,622
Sentula Mining, Ltd. (I)	262,338	63,375
Standard Bank Group, Ltd.	911,041	11,120,935
Stefanutti Stocks Holdings, Ltd.	41,189	54,334
Steinhoff International Holdings, Ltd. (I)(L)	1,829,606	5,194,555
Super Group, Ltd. (I)	236,405	314,872
Telkom SA, Ltd.	271,496	975,503
Telkom SA, Ltd., ADR	3,000	42,540
Tiger Wheels, Ltd.	32,678	0
Tongaat Hulet, Ltd.	5,776	72,255
Trans Hex Group, Ltd. (I)	44,790	18,303
Trencor, Ltd.	89,164	419,259
Value Group, Ltd.	178,661	88,544
Village Main Reef, Ltd. (I)	344,988	87,619
Wilson Bayly Holmes-Ovcon, Ltd.	1,650	21,466
Zeder Investments, Ltd.	46,808	15,069
		69,717,192
South Korea - 15.04%
Aekyung Petrochemical Company, Ltd. (I)	7,549	239,533
Artone Paper Manufacturing Company, Ltd. (I)	3,860	6,090
Asia Cement Company, Ltd. (I)	3,240	102,995
Asia Paper Manufacturing Company, Ltd. (I)	1,600	11,369
AUK Corp. (I)	19,670	54,635
BNG Steel Company, Ltd. (I)	7,680	75,835
Bookook Securities Company, Ltd.	4,950	73,104
Boryung Pharmaceutical Company, Ltd. (I)	3,860	56,026
BS Financial Group, Inc. (I)	185,010	1,776,918
BYC Company, Ltd. (I)	240	32,106
Byucksan Corp. (I)	1,980	32,660
Byucksan Engineering &
Construction Company, Ltd. (I)	7,600	5,229
Chin Hung International, Inc. (I)	215,526	37,823
Choil Aluminum
Manufacturing Company, Ltd. (I)	1,630	12,451
Chokwang Leather Company, Ltd. (I)	2,200	21,537
Choongwae Pharma Corp. (I)	6,466	80,099
Chosun Refractories Company, Ltd. (I)	1,708	95,133
Chungho Comnet Company, Ltd. (I)	2,270	7,088
CJ Corp. (I)	17,422	1,164,394
Cosmochemical Company, Ltd. (I)	3,570	54,499
D.I. Corp (I)	12,000	13,610
Dae Chang Industrial Company, Ltd. (I)	43,270	41,775
Dae Dong Industrial Company, Ltd. (I)	9,000	28,768
Dae Han Flour Mills Company, Ltd. (I)	1,232	180,728
Dae Won Kang Up Company, Ltd. (I)	1,907	7,990
Daeduck GDS Company, Ltd. (I)	12,540	107,070
Daehan Steel Company, Ltd. (I)	9,250	51,808
Daehan Synthetic Fiber Company, Ltd. (I)	486	31,788
Daekyo Company, Ltd.	44,550	241,486
Daelim Industrial Company, Ltd. (I)	32,582	2,545,214
Daelim Trading Company, Ltd. (I)	1,417	4,921
Daesang Corp. (I)	18,550	259,674
Daesang Holdings Company, Ltd. (I)	8,320	28,725
Daesung Group Holdings Company, Ltd. (I)	525	27,019
Daesung Holdings Company, Ltd. (I)	8,110	50,337
Daesung Industrial Company, Ltd. (I)	2,959	72,821
Daewon Pharmaceutical Company, Ltd. (I)	5,863	25,488
Daewoo Securities Company, Ltd.	116,521	1,059,095
Daewoong Company, Ltd. (I)	620	7,885
Dahaam E-Tec Company, Ltd. (I)	2,630	41,544
Daishin Securities Company, Ltd.	53,530	492,423
Daiyang Metal Company, Ltd. (I)	6,490	4,517
Daou Technology, Inc. (I)	26,120	233,931
DGB Financial Group, Inc. (I)	146,510	1,649,658
Digital Power
Communications Company, Ltd. (I)	13,000	16,304
Dong Ah Tire & Rubber Company, Ltd. (I)	10,970	106,394
Dong Wha Pharmaceutical Company, Ltd. (I)	16,190	57,400
Dong-Il Corp. (I)	673	28,633
Dongbang Transport
Logistics Company, Ltd. (I)	5,500	22,617
Dongbu Corp. (I)	12,860	50,661
Dongbu HiTek Company, Ltd. (I)	26,970	170,058
Dongbu Securities Company, Ltd.	32,430	118,385
Dongbu Steel Company, Ltd. (I)	23,705	123,630
Dongil Industries Company, Ltd. (I)	1,340	67,104
Dongil Rubber Belt Company, Ltd. (I)	8,826	72,849
Dongkuk Steel Mill Company, Ltd. (I)	42,070	750,474
Dongwon F&B Company, Ltd. (I)	1,080	67,166
Dongwon Systems Corp. (I)	8,210	8,312
Dongyang Engineering
& Construction Corp. (I)	1,044	3,267
Doosan Industrial
Development Company, Ltd. (I)	40,872	108,625
DPI Holdings Company, Ltd. (I)	5,790	34,561
Eugene Investment &
Securities Company, Ltd. (I)	45,730	144,273
F&F Company, Ltd. (I)	4,900	28,522

The accompanying notes are an integral part of the financial statements.

106

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Fursys, Inc. (I)	4,452	$113,414
Gaon Cable Company, Ltd. (I)	2,934	39,248
Golden Bridge Investment &
Securities Company, Ltd.	17,880	17,719
GS Holdings Corp. (I)	20,383	901,710
Gwangju Shinsegae Company, Ltd. (I)	1,111	165,217
Hae In Corp. (I)	1,756	7,139
Halla Engineering & Construction Corp. (I)	14,352	144,802
Han Kuk Carbon Company, Ltd. (I)	13,870	67,898
Hana Financial Group, Inc.	267,845	8,247,932
Handok Pharmaceuticals Company, Ltd.	1,320	13,974
Handsome Company, Ltd. (I)	7,460	192,517
Hanil Cement Manufacturing Company, Ltd. (I)	6,209	217,822
Hanil Construction Company, Ltd. (I)	1,456	2,660
Hanjin Heavy Industries &
Construction Company, Ltd. (I)	38,143	616,800
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)	14,860	91,315
Hanjin Shipping Company, Ltd. (I)	66,686	658,112
Hanjin Shipping Holdings Company, Ltd. (I)	6,150	40,999
Hanjin Transportation Company, Ltd. (I)	11,210	210,931
Hankook Cosmetics Company, Ltd. (I)	4,992	7,373
Hankook Cosmetics
Manufacturing Company, Ltd. (I)	688	2,272
Hankuk Glass Industries, Inc. (I)	1,970	42,850
Hankuk Paper Manufacturing Company, Ltd. (I)	3,920	66,057
Hanmi Holdings Company, Ltd. (I)	595	10,793
Hanmi Semiconductor Company, Ltd. (I)	8,570	46,721
Hanshin Construction Company, Ltd. (I)	3,090	21,749
Hansol CSN Company, Ltd. (I)	23,490	30,706
Hansol Paper Company, Inc. (I)	40,470	300,753
Hanwha Chemical Corp. (I)	47,780	1,023,122
Hanwha Corp. (I)	38,140	1,099,524
Hanwha Securities Company, Ltd.	58,320	228,691
Hanwha Timeworld Company, Ltd. (I)	2,650	42,805
Hanyang Securities Company, Ltd.	11,820	65,794
Heung-A Shipping Company, Ltd. (I)	17,782	11,269
Hite Holdings Company, Ltd. (I)	7,640	71,635
HMC Investment Securities Company, Ltd. (I)	17,256	192,108
HS R&A Company, Ltd. (I)	2,470	29,797
Husteel Company, Ltd. (I)	6,110	96,898
Hwacheon Machine Tool Company, Ltd. (I)	940	36,656
HwaSung Industrial Company, Ltd. (I)	2,730	7,647
Hyosung Corp. (I)	21,955	1,025,614
Hyundai Cement Company, Ltd. (I)	6,160	31,499
Hyundai Development Company (I)	68,610	1,002,804
Hyundai Mipo Dockyard Company, Ltd. (I)	12,693	1,239,248
Hyundai Pharmaceutical
Industrial Company, Ltd.	15,500	18,520
Hyundai Securities Company, Ltd.	141,746	1,066,560
Hyundai Steel Company (I)	36,419	3,031,971
Il Dong Pharmaceutical Company, Ltd. (I)	10,050	65,634
Iljin Electric Company, Ltd. (I)	2,300	12,159
Iljin Holdings Company, Ltd. (I)	24,771	45,681
Ilshin Spinning Company, Ltd. (I)	867	61,787
Ilsung Pharmaceutical Company, Ltd. (I)	1,895	130,027
Industrial Bank of Korea (I)	208,787	2,269,716
Inzi Controls Company, Ltd. (I)	6,050	27,362
IS Dongseo Company, Ltd. (I)	13,170	159,076
ISU Chemical Company, Ltd. (I)	7,460	160,942
Jeil Mutual Savings Bank (I)	1,820	47
Jeil Pharmaceutical Company (I)	13,980	158,779
Jeonbuk Bank, Ltd. (I)	48,334	203,179
Jinheung Mutual Savings
Bank Company, Ltd. (I)	36,500	103,046
Joongang Construction Company, Ltd. (I)	1,260	1,275
KB Financial Group, Inc. (I)	62,198	1,964,026
KB Financial Group, Inc., ADR (L)	341,648	10,707,248
KC Tech Company, Ltd. (I)	7,632	34,706
KCC Corp.	5,518	1,369,752
KCTC (I)	1,530	20,229
Keangnam Enterprises, Ltd. (I)	8,628	51,806
Keyang Electric Machinery Company, Ltd. (I)	13,000	33,406
KG Chemical Corp.	5,600	37,133
KIC, Ltd. (I)	6,540	11,824
KISCO Corp. (I)	3,841	75,930
KISCO Holdings Company, Ltd. (I)	778	22,358
Kishin Corp.	8,229	34,716
KISWIRE, Ltd. (I)	5,463	200,747
Kleannara Company, Ltd. (I)	820	3,148
Kolon Corp. (I)	1,959	32,514
Kolon Engineering &
Construction Company, Ltd. (I)	19,480	72,928
Korea Airport Service Company, Ltd. (I)	2,720	72,539
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	15,093
Korea Circuit Company, Ltd. (I)	5,300	38,905
Korea Development Corp. (I)	5,485	8,404
Korea Development Financing Corp.	1,395	18,899
Korea Electric Terminal Company, Ltd.	5,770	110,356
Korea Exchange Bank	325,730	2,082,099
Korea Express Company, Ltd. (I)	8,268	539,701
Korea Flange Company, Ltd. (I)	4,810	52,459
Korea Green Paper
Manufacturing Company, Ltd. (I)	3,243	3,478
Korea Investment Holdings Company, Ltd.	44,860	1,417,374
Korea Life Insurance Company, Ltd.	62,170	399,594
Korea Line Corp. (I)	2,124	59,184
Korea Mutual Savings Bank (I)	2,320	9,063
Korea United Pharm, Inc. (I)	2,050	10,089
KPX Chemcial Company, Ltd.	933	46,861
KPX Fine Chemical Company, Ltd.	510	7,934
KTB Network Corp. (I)	55,710	98,335
Kukdo Chemical Company, Ltd. (I)	1,414	61,345
Kumho Electric Company, Ltd. (I)	4,015	87,459
Kumho Investment Bank (I)	160,570	55,124
Kumkang Industrial Company, Ltd. (I)	1,400	12,885
Kunsul Chemical Industrial Company, Ltd. (I)	1,970	24,984
Kwang Dong Pharmaceutical Company, Ltd. (I)	51,130	166,387
Kyeryong Construction
Industrial Company, Ltd. (I)	6,260	69,101
Kyobo Securities Company, Ltd.	12,618	58,697
Kyung Nong Corp.	9,470	24,714
Kyung-In Synthetic Corp. (I)	7,860	27,551
Kyungbang, Ltd. (I)	1,042	84,909
Lee Ku Industrial Company, Ltd. (I)	8,395	10,219
LG Corp. (I)	32,943	1,758,913
LG Display Company, Ltd., ADR (L)	517,007	5,444,084
LG Electronics, Inc. (I)	127,442	8,202,900
LG Hausys, Ltd. (I)	4,109	310,232
LG Innotek Company, Ltd. (I)	8,476	498,843
LG Uplus Corp. (I)	263,010	1,691,192
Livart Furniture Company, Ltd. (I)	1,200	8,148
Lotte Chilsung Beverage Company, Ltd. (I)	825	1,049,951
Lotte Confectionery Company, Ltd. (I)	833	1,235,095
Lotte Samkang Company, Ltd. (I)	924	328,807
Lotte Shopping Company, Ltd. (I)	12,948	3,818,998
Manho Rope & Wire, Ltd.	1,350	16,946
Meritz Securities Company, Ltd.	230,139	140,716
Mi Chang Oil Industrial Company, Ltd. (I)	905	36,860
Mirae Asset Securities Company, Ltd.	24,550	676,783

The accompanying notes are an integral part of the financial statements.

107

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Moorim P&P Company, Ltd. (I)	29,420	$133,429
Moorim Paper Company, Ltd. (I)	13,820	32,950
Motonic Corp. (I)	6,055	37,486
Namkwang Engineering &
Construction Company, Ltd. (I)	17,170	15,233
Namyang Dairy Products Company, Ltd. (I)	559	390,170
National Plastic Conpc (I)	2,860	6,685
Nexen Corp. (I)	1,516	100,900
NH Investment & Securities Company, Ltd.	24,969	127,850
Nong Shim Company, Ltd. (I)	2,041	412,078
Nong Shim Holdings Company, Ltd. (I)	2,560	112,670
Ottogi Corp. (I)	876	117,938
Pacific Corp. (I)	3,745	829,583
Pang Rim Company, Ltd.	910	8,413
PaperCorea, Inc. (I)	70,940	29,648
Poonglim Industrial Company, Ltd. (I)	3,790	4,354
Poongsan Corp. (I)	1,190	27,337
Poongsan Holdings Corp. (I)	5,382	112,433
POSCO	19,193	6,359,337
POSCO Coated & Color
Steel Company, Ltd. (I)	4,050	61,415
POSCO, ADR	71,464	5,867,194
Pulmuone Company, Ltd. (I)	620	17,497
Pusan City Gas Company, Ltd. (I)	7,300	117,783
S&T Daewoo Company, Ltd. (I)	5,310	142,094
S&T Dynamics Company, Ltd. (I)	24,980	355,131
S&T Holdings Company, Ltd. (I)	11,230	122,912
Saeron Automotive Corp. (I)	5,550	20,338
Sam Lip General Foods Company, Ltd. (I)	2,300	24,276
Sam Young Electronics Company, Ltd. (I)	10,510	84,813
Sam Yung Trading Company, Ltd. (I)	4,592	22,138
Sambu Construction Company, Ltd. (I)	5,132	26,784
Samhwa Paint Industrial Company, Ltd. (I)	5,090	15,448
Samick Musical Instruments Company, Ltd. (I)	24,370	41,452
Samjin Pharmaceutical Company, Ltd. (I)	2,250	15,543
Samsung SDI Company, Ltd. (I)	39,287	4,570,956
Samwhan Corp. (I)	6,280	23,126
Samyang Corp.	2,769	116,577
Samyang Genex Company, Ltd. (I)	2,270	122,022
Samyang Holdings Corp. (I)	3,740	251,047
Samyang Tongsang Company, Ltd. (I)	1,360	26,093
SAVEZONE I&C Corp. (I)	16,880	33,740
SBS Media Holdings Company, Ltd. (I)	35,780	136,052
SeAH Holdings Corp. (I)	1,122	121,749
SeAH Steel Corp. (I)	2,835	163,131
Sebang Company, Ltd. (I)	11,820	165,608
Seowon Company, Ltd. (I)	1,920	5,202
SG Corp. (I)	84,000	21,384
SH Chemical Company, Ltd. (I)	30,567	8,392
Shell-line Company, Ltd. (I)	4,300	22,815
Shin Poong Pharmaceutical Company, Ltd. (I)	20,030	83,450
Shinhan Engineering &
Construction Company, Ltd. (I)	6,016	25,491
Shinhan Financial Group
Company, Ltd., ADR (L)	195,168	13,312,409
Shinhan Financial Group Company, Ltd. (I)	136,367	4,713,616
Shinil Engineering Company, Ltd. (I)	3,180	8,479
Shinsegae Engineering &
Construction Company, Ltd. (I)	700	9,059
Shinsegae Information &
Communication Company, Ltd. (I)	1,038	40,748
Shinsung FA Company, Ltd. (I)	1,950	3,591
Shinsung Solar Energy Company, Ltd. (I)	7,850	25,264
Shinsung Tongsang Company, Ltd.	24,560	19,937
Shinwon Corp. (I)	27,180	30,488
Shinyoung Securities Company, Ltd.	5,296	130,151
Silla Company, Ltd. (I)	5,476	58,593
Sindoh Company, Ltd. (I)	3,959	170,150
SJM Company, Ltd. (I)	4,902	21,475
SJM Holdings Company, Ltd. (I)	2,999	7,788
SK Gas Company, Ltd. (I)	2,870	185,491
SK Holdings Company, Ltd. (I)	35,524	3,739,746
SK Networks Company, Ltd. (I)	118,827	1,045,645
SK Securities Company, Ltd.	198,250	199,126
Solomon Mutual Savings Bank (I)	3,600	6,725
Ssangyong Cement Industrial Company, Ltd. (I)	20,770	74,531
STX Corp. (I)	34,400	346,672
STX Engine Company, Ltd. (I)	9,440	111,588
STX Pan Ocean Company, Ltd. (I)	112,020	592,179
STX Shipbuilding Company, Ltd. (I)	16,470	160,511
Suheung Capsule Company, Ltd. (I)	2,800	36,970
Sung Bo Chemicals Company, Ltd. (I)	950	18,189
Sungshin Cement Company, Ltd. (I)	15,480	30,662
Sunjin Company, Ltd. (I)	4,662	29,166
Sunjin Holdings Company, Ltd. (I)	793	14,776
Tae Kyung Industrial Company, Ltd. (I)	10,000	27,559
Taegu Department Store Company, Ltd.	9,340	103,056
Taekwang Industrial Company, Ltd. (I)	444	478,234
Taeyoung Engineering & Construction, Ltd. (I)	55,620	265,729
Taihan Textile Company, Ltd. (I)	290	5,760
Tailim Packaging Industrial Company, Ltd. (I)	30,000	41,454
TCC Steel (I)	5,042	22,525
Tec & Company (I)	35,280	2,788
TEEMS (I)	774	7,602
Telcoware Company, Ltd. (I)	3,800	23,457
Tong Yang Investment Bank	75,161	285,806
Tong Yang Moolsan Company, Ltd. (I)	1,510	34,909
TS Corp. (I)	5,232	108,602
Uangel Corp.	3,800	14,234
Unid Company, Ltd. (I)	1,621	72,021
Union Steel (I)	8,940	125,103
Wiscom Company, Ltd.	3,760	12,879
Woongjin Holdings Company, Ltd. (I)	39,346	149,713
Woori Finance Holdings Company, Ltd. (I)	424,357	3,469,271
Woori Finance Holdings
Company, Ltd., ADR (I)	100	2,442
Woori Financial Company, Ltd. (I)	5,310	62,487
Woori Investment & Securities Company, Ltd.	131,401	1,218,183
YESCO Company, Ltd. (I)	1,950	43,183
Yoosung Enterprise Company, Ltd. (I)	6,386	12,819
Youlchon Chemical Company, Ltd. (I)	19,470	135,741
Young Poong Corp. (I)	367	354,298
Young Poong Paper
Manufacturing Company, Ltd. (I)	650	8,355
YuHwa Securities Company, Ltd.	3,410	43,229
		138,657,381
Taiwan - 12.24%
AcBel Polytech, Inc.	217,000	117,693
Accton Technology Corp.	687,722	311,739
Acer, Inc.	2,678,000	3,102,703
Achem Technology Corp.	105,575	41,474
Action Electronics Company, Ltd.	190,923	50,313
AGV Products Corp. (I)	568,100	189,230
Alpha Networks, Inc.	215,000	153,229
Altek Corp.	157,578	125,343
AMPOC Far-East Company, Ltd.	86,993	57,811
AmTRAN Technology Company, Ltd.	47,185	24,585
APCB, Inc.	84,000	50,703
Apex Science & Engineering	6,489	1,733

The accompanying notes are an integral part of the financial statements.

108

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Arima Optoelectronics Corp. (I)	63,750	$9,275
Asia Cement Corp.	1,957,818	2,194,403
Asia Optical Company, Inc. (I)	183,000	143,220
Asia Vital Components Company Ltd.	135,298	87,004
AU Optronics Corp., ADR	904,460	3,907,267
Audix Corp.	81,200	68,087
Aurora Systems Corp.	127,000	143,558
Avermedia Technologies, Inc.	103,000	80,813
Avision, Inc.	154,751	55,116
Bank of Kaohsiung, Ltd.	518,207	152,780
Basso Industry Corp. (I)	28,000	18,651
BES Engineering Corp.	2,195,700	577,077
Biostar Microtech International Corp.	61,000	29,280
Bright LED Electronics Corp.	23,000	17,563
C Sun Manufacturing, Ltd.	27,000	14,955
Cameo Communications, Inc.	138,944	38,164
Capital Securities Corp.	515,069	177,411
Carnival Industrial Corp. (I)	205,000	56,101
Cathay Chemical Works, Inc.	93,000	29,405
Cathay Real Estate
Development Company, Ltd.	1,335,000	455,613
Central Reinsurance Company, Ltd.	293,422	121,051
Chain Qui Development Company, Ltd.	75,000	43,338
Champion Building Materials Company, Ltd.	120,132	49,704
Charoen Pokphand Enterprise	147,000	68,720
Cheng Loong Corp.	1,412,320	498,767
Chia Hsin Cement Corp.	694,926	271,656
Chien Kuo Construction Company, Ltd.	107,785	46,788
Chien Shing Stainless Steel Company, Ltd. (I)	199,000	26,193
Chimei Innolux Corp. (I)	5,016,073	2,016,605
Chin-Poon Industrial Company, Ltd.	571,571	368,708
China Airlines, Ltd.	1,089,000	474,071
China Development Financial Holdings Corp.	12,429,208	3,519,255
China Electric Manufacturing Corp.	82,000	49,906
China General Plastics Corp. (I)	495,000	146,476
China Glaze Company, Ltd.	73,000	30,087
China Manmade Fibers Corp. (I)	1,729,000	511,983
China Metal Products Company, Ltd.	191,400	120,034
China Motor Company, Ltd.	929,125	843,458
China Steel Structure Company, Ltd.	169,000	149,259
China Synthetic Rubber Corp.	122,965	115,910
China Wire & Cable Company, Ltd. (I)	128,000	31,877
Chun Yu Works & Company, Ltd. (I)	155,000	47,114
Chun Yuan Steel Industrial Company, Ltd.	659,681	253,912
Chung Hsin Electric &
Machinery Manufacturing Corp.	137,000	69,427
Chung Hung Steel Corp.	181,625	52,737
Chung Hwa Pulp Corp.	501,610	151,412
Chunghwa Picture Tubes, Ltd. (I)	4,649,429	193,236
CMC Magnetics Corp. (I)	4,348,000	717,646
Collins Company, Ltd.	134,626	59,051
Compal Electronics, Inc.	3,248,000	3,233,215
Compeq Manufactuing Company, Ltd. (I)	1,453,000	445,750
Continental Holdings Corp.	821,000	296,605
Coxon Precise Industrial Company, Ltd.	44,000	50,066
CSBC Corp. Taiwan	33,000	25,268
D-Link Corp.	389,834	262,951
Da Cin Construction Company, Ltd.	52,000	29,173
Darfon Electronics Corp.	188,850	98,344
Delpha Construction Company, Ltd.	146,335	45,613
DFI, Inc.	6,000	4,190
Dynamic Electronics Company, Ltd.	118,866	41,932
E.Sun Financial Holding Company, Ltd.	5,318,976	2,290,743
Eastern Media International Corp. (I)	1,273,049	167,114
Edom Technology Company, Ltd.	141,000	38,099
Elite Semiconductor Memory Technology, Inc.	9,000	7,266
Elitegroup Computer
Systems Company, Ltd. (I)	968,793	202,869
Enlight Corp. (I)	49,130	3,370
Entie Commercial Bank	41,000	20,224
Epistar Corp.	468,000	993,105
Everest Textile Company, Ltd. (I)	230,000	49,328
Evergreen International Storage
& Transport Corp.	299,600	139,779
Evergreen Marine Corp.	1,928,291	972,921
Everlight Chemical Industrial Corp.	6,000	3,156
Everlight Electronics Company, Ltd.	44,000	76,507
Everspring Industry Company, Ltd. (I)	182,000	43,892
Evertop Wire Cable Corp. (I)	147,414	17,481
Excel Cell Electronic Company, Ltd.	34,000	12,654
Excelsior Medical Company, Ltd.	33,000	67,391
Far Eastern International Bank	1,776,008	658,455
Federal Corp.	522,087	239,378
First Copper Technology Company, Ltd.	356,000	96,646
First Financial Holding Company, Ltd.	4,381,834	2,568,663
First Insurance Company, Ltd.	193,475	81,087
Forhouse Corp.	244,099	131,963
Formosa Epitaxy, Inc.	329,000	197,258
Formosa Oilseed Processing	85,999	35,619
Formosa Taffeta Company, Ltd.	1,399,000	1,294,615
Formosan Rubber Group, Inc.	235,000	139,906
Formosan Union Chemical	396,400	259,608
Fortune Electric Co Ltd.	23,000	9,833
Founding Construction &
Development Company, Ltd.	55,330	32,436
Froch Enterprise Company, Ltd. (I)	41,000	14,088
FSP Technology, Inc.	53,229	43,137
FU I Industrial Company, Ltd.	202,379	85,181
Fubon Financial Holding Company, Ltd. (I)	547,000	579,087
Fullerton Technology Company, Ltd.	86,460	75,960
Fwusow Industry Company, Ltd.	167,336	88,227
G Shank Enterprise Company, Ltd.	47,000	23,178
Gamma Optical Company, Ltd. (I)	26,400	5,292
Gemtek Technology Corp.	175,697	118,188
Getac Technology Corp.	460,000	214,883
Giantplus Technology Company, Ltd. (I)	170,000	42,640
Gigabyte Technology Company, Ltd.	854,000	597,118
Gigastorage Corp.	225,000	120,992
Gintech Energy Corp.	221,349	238,112
Global Brands Manufacture, Ltd.	102,822	42,901
Globe Union Industrial Corp.	66,000	41,324
Gold Circuit Electronics, Ltd.	666,204	152,161
Goldsun Development &
Construction Company, Ltd.	1,644,714	566,630
Gordon Auto Body Parts Company, Ltd. (I)	120,184	27,492
Grand Pacific Petrochemical Corp.	783,000	335,575
Greatek Electronics, Inc.	22,000	17,453
Green Energy Technology, Inc.	145,749	163,738
GTM Corp.	159,000	72,442
Hannstar Board Corp. (I)	102,759	39,699
HannStar Display Corp. (I)	4,719,000	244,221
Harvatek Corp.	130,219	72,638
Hey Song Corp.	461,000	383,403
Hitron Technology, Inc.	34,000	12,746
Ho Tung Chemical Corp. (I)	722,571	355,060
Hocheng Group Corp. (I)	424,500	99,542
Hold-Key Electric Wire &
Cable Company, Ltd.	28,840	8,459
Holystone Enterprise Company, Ltd.	141,000	120,665
Hong TAI Electric Industrial Company, Ltd.	351,000	103,908

The accompanying notes are an integral part of the financial statements.

109

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Hsin Kuang Steel Company, Ltd.	312,085	$182,788
Hsing TA Cement Company, Ltd.	435,000	151,251
Hua Eng Wire & Cable Company, Ltd.	923,000	221,439
Hua Nan Financial Holdings Company, Ltd.	1,849,509	999,085
Hung Ching Development Company, Ltd.	173,000	64,507
Hung Poo Real Estate Development Corp.	77,000	50,822
Hung Sheng Construction Company, Ltd.	827,200	362,988
Hwa Fong Rubber Company, Ltd. (I)	427,770	89,251
I-Chiun Precision Industry Company, Ltd.	70,000	32,307
Ichia Technologies, Inc. (I)	478,180	289,541
Inotera Memories, Inc. (I)	1,701,000	280,379
Inventec Company, Ltd.	2,662,270	974,859
ITE Technology, Inc.	108,000	83,667
Jui Li Enterprise Company, Ltd.	66,950	15,676
K Laser Technology, Inc.	82,214	26,688
Kang Na Hsiung Enterprise Company, Ltd.	105,000	50,061
Kaulin Manufacturing Company, Ltd.	202,710	131,695
Kindom Construction Company, Ltd.	144,000	68,827
King Yuan Electronics Company, Ltd.	1,771,796	590,133
King’s Town Bank (I)	517,000	291,222
King’s Town Construction Company, Ltd.	37,000	21,903
Kinpo Electronics, Inc.	1,828,269	379,956
KS Terminals, Inc.	3,000	2,074
Kuoyang Construction Company, Ltd. (I)	105,000	36,904
Kwong Fong Industries Corp.	671,300	232,484
KYE System Corp.	213,000	77,276
L&K Engineering Company, Ltd.	67,000	58,688
Lan Fa Textile Company, Ltd.	188,863	59,197
Lead Data, Inc. (I)	289,753	25,248
Leader Electronics, Inc.	10,000	3,333
Lealea Enterprise Company, Ltd.	1,006,955	320,702
LEE CHI Enterprises Company, Ltd.	118,000	41,837
Lelon Electronics Corp.	73,000	33,367
Leofoo Development Company, Ltd. (I)	39,969	22,602
Li Peng Enterprise Company, Ltd.	601,550	158,742
Lien Hwa Industrial Corp.	776,414	449,132
Lingsen Precision Industries, Ltd.	372,481	160,831
LITE-On It Corp.	81,715	67,188
Lite-On Semiconductor Corp.	233,000	92,744
Lite-On Technology Corp.	2,154,316	2,425,421
Long Bon International Company, Ltd.	82,000	28,821
Long Chen Paper Company, Ltd.	750,771	210,295
Lucky Cement Corp. (I)	390,000	68,356
Macronix International Company, Ltd.	3,553,372	1,417,201
Marketech International Corp.	57,000	34,913
Masterlink Securities Corp.	689,000	212,652
Maxtek Technology Company, Ltd.	16,000	10,985
Mayer Steel Pipe Corp.	321,379	139,884
Mega Financial Holding Company, Ltd.	10,866,060	7,251,456
Meiloon Industrial Company, Ltd.	117,048	40,922
Mercuries Data Systems, Ltd. (I)	49,000	17,454
Merry Electronics Company, Ltd.	33,000	36,334
Micro-Star International Company, Ltd.	1,410,264	600,136
Microelectronics Technology, Inc. (I)	266,000	62,148
Mitac International Corp.	1,913,956	583,848
Mobiletron Electronics Company, Ltd. (I)	56,000	29,943
Mosel Vitelic, Inc. (I)	399,000	53,953
Mustek Systems, Inc. (I)	28,367	2,323
Neo Solar Power Corp.	317,000	199,239
Nien Hsing Textile Company, Ltd.	540,204	357,551
Optimax Technology Corp. (I)	144,610	7,622
Opto Technology Corp.	286,000	106,477
Orient Semiconductor Electronics, Ltd. (I)	382,000	54,047
Pacific Construction Company, Ltd. (I)	87,112	26,452
Pan Jit International, Inc.	213,000	102,114
Paragon Technologies Company, Ltd.	44,000	42,370
Pegatron Corp.	1,005,660	1,092,438
Plotech Company, Ltd.	30,000	14,923
Pou Chen Corp.	1,439,348	1,179,920
Power Quotient International Company, Ltd. (I)	16,000	5,194
Powercom Company Ltd.	85,600	40,810
Powertech Industrial Company, Ltd.	11,000	7,951
President Securities Corp.	547,850	258,579
Prodisc Technology, Inc. (I)	762,000	4,278
Promate Electronic Company, Ltd.	44,000	26,296
Qisda Corp.	1,550,280	318,791
Quintain Steel Company, Ltd. (I)	325,500	71,978
Radium Life Tech Company, Ltd.	83,000	57,726
Ralec Electronic Corp.	41,335	48,411
Reward Wool Industry Corp. (I)	181,000	42,880
Rexon Industrial Corp., Ltd. (I)	80,000	12,678
Ritek Corp. (I)	4,226,029	636,624
Sampo Corp.	902,338	248,777
Sanyang Industrial Company, Ltd.	952,859	517,225
SDI Corp.	35,000	21,001
Sheng Yu Steel Company, Ltd.	169,000	104,873
Shihlin Electric & Engineering Corp.	32,000	33,793
Shin Kong Financial Holding Company, Ltd. (I)	3,916,000	1,109,511
Shin Zu Shing Company, Ltd.	53,000	102,324
Shinkong Insurance Company, Ltd.	80,000	39,627
Shinkong Synthetic Fibers Corp.	2,221,239	588,936
Shuttle, Inc. (I)	112,000	29,939
Sigurd Microelectronics Corp.	376,293	240,149
Silicon Integrated Systems Corp.	357,000	144,368
Sinbon Electronics Company, Ltd.	94,000	59,268
Sinon Corp.	368,650	146,802
SinoPac Holdings Company, Ltd.	8,537,998	2,594,898
Sintek Photronic Corp. (I)	210,000	84,409
Sitronix Technology Corp.	45,000	48,655
Siward Crystal Technology Company, Ltd.	64,213	21,152
Solelytex Industrial Corp. (I)	32,000	10,654
Solomon Technology Corp.	90,394	29,687
Southeast Cement Company, Ltd.	295,000	98,355
Spirox Corp.	127,068	55,356
Springsoft, Inc.	102,000	112,306
Sunplus Technology Company, Ltd.	275,000	90,489
Sunrex Technology Corp.	4,000	2,169
Supreme Electronics Company, Ltd.	181,000	87,747
Sweeten Construction Company, Ltd.	36,729	16,809
TA Chen Stainless Pipe (I)	612,535	300,073
Ta Chong Bank Company, Ltd. (I)	2,544,000	593,584
Ta Ya Electric Wire & Cable Company, Ltd.	928,436	234,063
TA-I Technology Company, Ltd.	63,793	37,139
Tah Hsin Industrial Company, Ltd.	217,000	197,585
Taichung Commercial Bank (I)	1,986,035	572,079
Tainan Enterprises Company, Ltd.	194,250	226,072
Tainan Spinning Company, Ltd.	1,704,135	573,656
Taishin Financial Holdings Company, Ltd.	7,273,953	2,519,855
Taisun Enterprise Company, Ltd.	70,905	32,844
Taita Chemical Company, Ltd.	115,360	42,401
Taiwan Business Bank (I)	3,788,584	1,167,740
Taiwan Cement Corp.	2,758,983	3,197,105
Taiwan Cogeneration Corp.	359,434	225,227
Taiwan Cooperative Financial Holding	5,205,991	3,129,200
Taiwan Fire & Marine Insurance Company	6,000	4,153
Taiwan Fu Hsing Industrial Company, Ltd.	231,000	128,137
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp. (I)	185,902	70,873
Taiwan Mask Corp.	407,150	149,792
Taiwan Paiho, Ltd.	378,360	293,329

The accompanying notes are an integral part of the financial statements.

110

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Pulp & Paper Corp.	417,640	$122,936
Taiwan Styrene Monomer Corp. (I)	718,159	164,867
Taiwan Tea Corp.	546,000	239,421
Taiyen Biotech Company, Ltd.	320,000	215,658
Tatung Company, Ltd. (I)	2,265,400	568,571
Teapo Electronic Corp. (I)	108,163	14,389
Teco Electric & Machinery Company, Ltd.	2,874,000	1,693,097
Tex-Ray Industrial Company, Ltd. (I)	90,000	24,880
Ton Yi Industrial Corp.	697,200	321,980
Tong Yang Industry Company, Ltd.	87,740	94,116
Tong-Tai Machine & Tool Company, Ltd.	106,000	83,151
Topco Scientific Company, Ltd.	11,444	16,128
Topoint Technology Company, Ltd.	47,846	28,951
Tung Ho Steel Enterprise Corp.	37,000	32,486
Twinhead International Corp. (I)	224,000	25,957
TYC Brother Industrial Company, Ltd. (I)	168,817	65,707
Tycoons Group Enterprise Company, Ltd. (I)	367,768	66,928
Tyntek Corp.	161,000	58,664
TZE Shin International Company, Ltd. (I)	53,742	18,780
U-Tech Media Corp.	180,000	28,383
Union Bank of Taiwan (I)	714,781	233,446
Unitech Electronics Company, Ltd.	158,039	69,620
Unitech Printed Circuit Board Corp.	717,975	286,344
United Microelectronics Corp.	16,156,794	6,765,179
Unity Opto Technology Company, Ltd.	218,869	181,086
Universal Cement Corp.	821,108	360,362
Universal Microelectronics Company, Ltd.	60,000	15,354
Unizyx Holding Corp.	377,000	203,827
UPC Technology Corp.	892,870	456,365
Ve Wong Corp.	93,993	60,555
Wah Lee Industrial Corp.	98,000	116,368
Walsin Lihwa Corp.	4,214,000	1,211,236
Walsin Technology Corp.	858,044	228,313
Walton Advanced Engineering, Inc.	229,584	72,667
Wan Hai Lines, Ltd.	85,050	41,127
Waterland Financial Holding Company	2,862,578	953,633
WEI Chih Steel Industrial Company, Ltd. (I)	100,000	16,736
Weikeng Industrial Company, Ltd.	94,500	62,843
Well Shin Technology Company, Ltd.	19,000	20,886
Wellypower Optronics Corp.	71,000	34,415
Winbond Electronics Corp. (I)	4,720,000	653,256
Wintek Corp.	1,535,000	1,090,565
Wistron Corp.	151,000	190,880
WUS Printed Circuit Company, Ltd. (I)	520,000	181,733
Yageo Corp.	3,548,000	917,486
Yang Ming Marine Transport Corp.	786,500	313,740
Yeun Chyang Industrial Company, Ltd.	164,000	87,649
Yi Jinn Industrial Company, Ltd.	301,996	67,986
Yieh Phui Enterprise Company, Ltd.	1,740,552	572,183
Young Fast Optoelectronics Company, Ltd.	53,000	108,692
Yuanta Financial Holdings Company, Ltd. (I)	5,823,705	2,965,980
Yuen Foong Yu Paper
Manufacturing Company, Ltd.	1,678,202	670,005
Yung Chi Paint & Varnish
Manufacturing Company, Ltd.	63,787	90,222
Zenitron Corp.	135,000	84,627
Zig Sheng Industrial Company, Ltd.	248,815	89,407
		112,859,090
Thailand - 2.39%
Aapico Hitech PCL	120,600	38,990
Asia Plus Securities PCL	976,600	61,599
Bangchak Petroleum PCL	805,100	482,294
Bangkok Aviation Fuel Services PCL	139,371	50,359
Bangkok Bank PCL	1,038,900	5,053,022
Bangkok Bank PCL (Foreign Shares)	145,000	753,500
Bangkok Expressway PCL	565,700	326,331
Bangkok Insurance PCL	3,250	22,662
Bangkokland PCL (I)	9,510,100	214,015
Bank of Ayudhya PCL	2,762,100	1,941,966
Cal-Comp Electronics Thailand PCL	1,880,300	152,570
Capital Nomura Securities PCL	25,000	22,187
Delta Electronics Thailand PCL	154,600	106,333
Eastern Water Resources Development &
Management PCL	295,200	58,011
Esso Thailand PCL	1,090,000	373,122
G J Steel PCL (I)	23,487,100	104,222
G Steel PCL (I)	3,947,700	46,296
Golden Land Property Development PCL (I)	37,000	4,503
Hana Microelectronics PCL	328,800	196,967
IRPC PCL	9,283,000	1,200,464
KGI Securities Thailand PCL	566,200	36,251
Kiatnakin Finance PCL	434,200	440,393
Krung Thai Bank PCL	4,967,600	2,346,030
Krungthai Card PCL	134,500	46,894
Loxley PCL	604,500	59,013
MBK PCL	46,300	129,508
Padaeng Industry PCL	166,300	71,158
Polyplex PCL	266,900	126,048
Pranda Jewelry PCL	214,300	41,094
Precious Shipping PCL	577,100	296,324
PTT Global Chemical PCL (I)	738,700	1,428,231
Quality House PCL	3,314,000	156,509
Regional Container Lines PCL (I)	582,300	121,812
Saha-Union PCL	204,000	197,211
Sahaviriya Steel Industries PCL (I)	8,662,200	194,934
Sansiri PCL	4,504,732	174,192
SC Asset Corp. PCL	336,400	131,148
Siamgas & Petrochemicals PCL	31,700	14,067
Somboon Advance Technology PCL	29,500	19,636
Sri Trang Agro-Industry PCL	518,700	289,354
Tata Steel Thailand PCL (I)	5,227,800	137,530
Thai Airways International PCL	885,300	561,204
Thai Carbon Black PCL	44,000	34,168
Thai Oil PCL	551,700	1,022,962
Thai Plastic & Chemical PCL	42,600	39,832
Thaicom PCL (I)	758,200	245,123
Thanachart Capital PCL	811,900	688,378
Thoresen Thai Agencies PCL	437,660	273,277
TMB Bank PCL	15,334,300	767,930
TPI Polene PCL	1,302,600	623,431
Vanachai Group PCL	940,600	124,618
		22,047,673
Turkey - 1.59%
Adana Cimento Sanayi AS	500	153
Aksa Akrilik Kimya Sanayi AS	170,085	396,843
Alarko Holding AS	100,330	161,598
Anadolu Cam Sanayi AS	14,237	19,793
Anadolu Isuzu Otomotiv Sanayi AS (I)	114	468
Anadolu Sigorta AS	360,610	150,145
Aygaz AS	144,675	675,398
BatiSoke Soke Cimento Sanayii TAS	23,755	15,681
Bolu Cimento Sanayii AS	117,979	84,085
Borusan Mannesmann Boru Sanayi ve
Ticaret AS (I)	14,559	163,499
Cemtas Celik Makina Sanayi Ticaret AS (I)	98,165	66,355
Cimsa Cimento Sanayi VE Tica	81,470	323,982
Dogan Sirketler Grubu Holdings (I)	1,464,692	409,819

The accompanying notes are an integral part of the financial statements.

111

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	268,690	$255,151
Eregli Demir ve Celik Fabrikalari TAS	719,634	1,245,896
Gentas Genel Metal Sanayi ve Ticaret AS	70,980	53,919
Global Yatirim Holding AS (I)	380,889	217,150
Goldas Kuyumculuk Sanayi Ithalat Ve
Ihracat AS (I)	54,846	14,772
GSD Holding (I)	418,949	121,315
Gunes Sigorta (I)	14,161	13,806
Hektas Ticaret TAS	67,687	43,608
Hurriyet Gazetecilik AS (I)	291,507	107,587
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS (I)	371,286	219,597
KOC Holdings AS	745,693	2,236,819
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret Anonim Sirketi AS	244,258	428,099
Marti Otel Isletmeleri AS (I)	100,968	35,724
Menderes Tekstil Sanayi ve Ticaret AS (I)	154,534	76,712
Net Turizm Ticaret ve Sanayi AS	196,638	64,382
Parsan Makina Parcalari Sanayii AS (I)	48,236	58,334
Petkim Petrokimya Holding AS (I)	389,715	405,270
Pinar Entegre Et ve Un Sanayi AS	36,324	107,801
Sanko Pazarlama Ithalat Ihracat AS (I)	20,076	38,113
Sarkuysan Elektrolitik Bakir Sanayi ve
Ticaret AS	84,128	174,743
Sekerbank AS	472,361	224,368
Tekfen Holding AS	210,781	593,954
Tekstil Bankasi AS (I)	84,007	27,506
Trakya Cam Sanayi AS	365,331	470,746
Turk Hava Yollari (I)	628,584	702,304
Turk Sise ve Cam Fabrikalari AS	652,590	980,683
Turkiye Is Bankasi	522,375	911,025
Turkiye Sinai Kalkinma Bankasi AS	728,682	703,680
Turkiye Vakiflar Bankasi Tao	1,023,771	1,321,615
Ulker Gida Sanayi ve Ticaret AS	91,143	259,737
Uzel Makina Sanayi AS (I)	22,930	0
Vestel Elektronik Sanayi ve Tracaret AS (I)	118,623	113,201
		14,695,436
TOTAL COMMON STOCKS (Cost $951,360,449)		$894,927,838

PREFERRED SECURITIES - 2.37%
Brazil - 2.36%
Banco ABC Brasil SA	96,300	643,807
Banco Daycoval SA	91,000	458,598
Banco Industrial e Comercial SA	155,800	630,634
Banco Panamericano SA (I)	138,100	447,932
Banco Pine SA	43,000	305,455
Banco Sofisa SA	83,500	172,350
Bardella SA Industrias Mecanicas	916	38,845
Braskem SA, A Shares	27,000	185,283
Companhia de Ferro Ligas Da Bahia	119,324	525,211
Companhia de Tecidos Norte de Minas SA	92,100	181,213
Confab Industrial SA	365,347	803,068
Eucatex SA Industria e Comercio	45,078	159,262
Forjas Taurus SA	30,405	23,799
Gerdau SA	444,000	3,451,548
Inepar SA Industria e Construcoes	152,248	159,982
Klabin SA	774,600	3,322,236
Parana Banco SA	21,400	123,220
Petroleo Brasileiro SA	190,669	2,196,744
Suzano Papel e Celulose SA	379,300	1,370,584
Telemar Norte Leste SA	65,200	1,565,289
Uniao de Industrias Petroquimicas SA (I)	773,200	120,213
Usinas Siderurgicas de Minas Gerais SA	883,837	4,809,514
		21,694,787
India - 0.00%
Trent, Ltd., Series B (I)	926	13,165
Malaysia - 0.01%
TA Global BHD (I)	1,233,900	103,149
TOTAL PREFERRED SECURITIES (Cost $25,558,201)		$21,811,101

RIGHTS - 0.00%
Allied Cement (Expiration Date: 01/09/2012,
Strike Price: HKD 1.01) (I)	15,122	0
Cia Sud Americana de Vapores SA (Expiration
Date: 01/17/2012, Strike Price: USD 0.21) (I)	764,063	0
Sahaviriya Steel Industries PLC (Expiration
Date: 09/27/2011,Strike Price:
THB 1,000.00) (I)	787	0
TOTAL RIGHTS (Cost $0)		$0

WARRANTS - 0.00%
Xiwang Sugar Holdings Company, Ltd.
(Expiration Date: 02/22/2012, Strike Price:
HKD 0.48) (I)	80,619	0
TOTAL WARRANTS (Cost $0)		$0

SECURITIES LENDING COLLATERAL - 7.79%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	7,172,511	71,773,887
TOTAL SECURITIES LENDING
COLLATERAL (Cost $71,769,139)		$71,773,887

SHORT-TERM INVESTMENTS - 0.41%
Money Market Funds - 0.41%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	3,821,598	3,821,598
TOTAL SHORT-TERM INVESTMENTS (Cost $3,821,598)		$3,821,598
Total Investments (Emerging Markets Value Trust)
(Cost $1,052,509,387) - 107.64%		$992,334,424
Other assets and liabilities, net - (7.64%)		(70,392,459)
TOTAL NET ASSETS - 100.00%		$921,941,965

Equity-Income Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.26%
Consumer Discretionary - 12.39%
Automobiles - 0.73%
General Motors Company (I)	226,500	$4,591,155
Harley-Davidson, Inc.	247,800	9,631,986
		14,223,141
Distributors - 0.57%
Genuine Parts Company (L)	181,100	11,083,320
Diversified Consumer Services - 0.23%
H&R Block, Inc. (L)	279,300	4,560,969
Hotels, Restaurants & Leisure - 0.43%
Marriott International, Inc., Class A (L)	285,687	8,333,490

The accompanying notes are an integral part of the financial statements.

112

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables - 0.76%
Whirlpool Corp. (L)	314,600	$14,927,770
Leisure Equipment & Products - 0.93%
Mattel, Inc.	653,275	18,134,914
Media - 5.46%
Cablevision Systems Corp., Class A	511,500	7,273,530
Comcast Corp., Class A	505,300	11,980,663
The Madison Square Garden, Inc., Class A (I)	202,200	5,791,008
The McGraw-Hill Companies, Inc.	422,400	18,995,328
The New York Times Company, Class A (I)(L)	619,700	4,790,281
The Walt Disney Company	629,600	23,610,000
Time Warner, Inc.	799,000	28,875,860
WPP PLC	535,670	5,594,155
		106,910,825
Multiline Retail - 1.12%
Kohl’s Corp.	217,600	10,738,560
Macy’s, Inc.	344,300	11,079,574
		21,818,134
Specialty Retail - 2.16%
Home Depot, Inc.	673,700	28,322,348
Staples, Inc.	888,700	12,344,043
Tiffany & Company	25,400	1,683,004
		42,349,395
		242,341,958
Consumer Staples - 7.78%
Beverages - 2.17%
Beam, Inc.	324,700	16,634,381
Molson Coors Brewing Company, Class B	168,200	7,323,428
PepsiCo, Inc.	279,900	18,571,365
		42,529,174
Food Products - 2.63%
Archer-Daniels-Midland Company	532,600	15,232,360
Campbell Soup Company (L)	378,500	12,581,340
ConAgra Foods, Inc.	502,300	13,260,720
McCormick & Company, Inc., Non
Voting Shares	176,400	8,894,088
The Hershey Company	23,300	1,439,474
		51,407,982
Household Products - 2.28%
Clorox Company	303,100	20,174,336
Kimberly-Clark Corp.	331,200	24,363,072
		44,537,408
Personal Products - 0.70%
Avon Products, Inc.	783,700	13,691,239
		152,165,803
Energy - 13.43%
Energy Equipment & Services - 1.62%
Diamond Offshore Drilling, Inc. (L)	249,000	13,759,740
Schlumberger, Ltd.	264,000	18,033,840
		31,793,580
Oil, Gas & Consumable Fuels - 11.81%
Anadarko Petroleum Corp.	297,100	22,677,643
BP PLC, ADR	328,475	14,039,022
Chevron Corp.	543,100	57,785,840
ConocoPhillips	155,600	11,338,572
Exxon Mobil Corp.	561,500	47,592,740
Murphy Oil Corp.	430,900	24,018,366
Petroleo Brasileiro SA, ADR	177,600	4,413,360
Royal Dutch Shell PLC, ADR	526,600	38,489,194
Spectra Energy Corp. (L)	347,550	10,687,163
		231,041,900
		262,835,480
Financials - 18.00%
Capital Markets - 2.31%
Legg Mason, Inc.	525,602	12,640,728
Morgan Stanley	370,000	5,598,100
Northern Trust Corp.	401,600	15,927,456
The Bank of New York Mellon Corp.	554,500	11,040,095
		45,206,379
Commercial Banks - 5.08%
PNC Financial Services Group, Inc.	307,800	17,750,826
Regions Financial Corp.	1,072,200	4,610,460
SunTrust Banks, Inc.	678,800	12,014,760
U.S. Bancorp	1,143,700	30,937,085
Wells Fargo & Company	1,237,800	34,113,768
		99,426,899
Consumer Finance - 3.11%
American Express Company	785,900	37,070,903
Capital One Financial Corp.	267,975	11,332,663
SLM Corp.	930,600	12,470,040
		60,873,606
Diversified Financial Services - 3.40%
Bank of America Corp.	2,287,093	12,716,237
JPMorgan Chase & Company	1,354,675	45,042,944
NYSE Euronext	335,700	8,761,770
		66,520,951
Insurance - 3.69%
Chubb Corp. (L)	139,400	9,649,268
Lincoln National Corp.	462,100	8,973,982
Loews Corp.	111,500	4,197,975
Marsh & McLennan Companies, Inc.	712,100	22,516,602
Sun Life Financial, Inc.	377,000	6,982,040
The Allstate Corp.	723,900	19,842,099
		72,161,966
Real Estate Investment Trusts - 0.41%
Weyerhaeuser Company	430,100	8,029,967
		352,219,768
Health Care - 7.19%
Biotechnology - 0.88%
Amgen, Inc.	268,500	17,240,385
Health Care Providers & Services - 0.60%
Quest Diagnostics, Inc. (L)	201,900	11,722,314
Life Sciences Tools & Services - 0.85%
Thermo Fisher Scientific, Inc. (I)	372,300	16,742,331
Pharmaceuticals - 4.86%
Bristol-Myers Squibb Company	543,025	19,136,201
Johnson & Johnson	429,000	28,133,820
Merck & Company, Inc.	613,450	23,127,065
Pfizer, Inc.	1,137,635	24,618,421
		95,015,507
		140,720,537
Industrials - 12.85%
Aerospace & Defense - 2.78%
Exelis, Inc.	216,400	1,958,420
Honeywell International, Inc.	412,600	22,424,810
Lockheed Martin Corp. (L)	139,900	11,317,910

The accompanying notes are an integral part of the financial statements.

113

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
The Boeing Company	253,700	$18,608,895
		54,310,035
Air Freight & Logistics - 1.06%
United Parcel Service, Inc., Class B	283,300	20,734,727
Building Products - 0.78%
Fortune Brands Home & Security, Inc. (I)	301,500	5,134,545
Masco Corp.	658,600	6,902,128
USG Corp. (I)(L)	309,900	3,148,584
		15,185,257
Commercial Services & Supplies - 0.38%
Avery Dennison Corp.	259,400	7,439,592
Electrical Equipment - 1.64%
Cooper Industries PLC	330,800	17,912,820
Emerson Electric Company	303,300	14,130,747
		32,043,567
Industrial Conglomerates - 4.07%
3M Company	339,500	27,747,335
General Electric Company	2,896,800	51,881,688
		79,629,023
Machinery - 1.94%
Illinois Tool Works, Inc.	451,300	21,080,223
Ingersoll-Rand PLC	266,800	8,129,396
ITT Corp.	125,300	2,422,049
Xylem, Inc. (L)	250,600	6,437,914
		38,069,582
Road & Rail - 0.20%
Canadian Pacific Railway Ltd. (L)	57,800	3,911,326
		251,323,109
Information Technology - 7.04%
Communications Equipment - 1.74%
Cisco Systems, Inc.	912,000	16,488,960
Harris Corp. (L)	485,800	17,508,232
		33,997,192
Computers & Peripherals - 0.88%
Hewlett-Packard Company	669,200	17,238,592
Electronic Equipment, Instruments & Components - 0.49%
Corning, Inc.	745,000	9,670,100
Internet Software & Services - 0.22%
Yahoo!, Inc. (I)	260,600	4,203,478
IT Services - 0.67%
Computer Sciences Corp.	553,824	13,125,629
Semiconductors & Semiconductor Equipment - 1.69%
Analog Devices, Inc.	378,400	13,539,152
Applied Materials, Inc.	1,075,200	11,515,392
First Solar, Inc. (I)(L)	33,200	1,120,832
Texas Instruments, Inc.	239,000	6,957,290
		33,132,666
Software - 1.35%
Microsoft Corp.	1,013,725	26,316,301
		137,683,958
Materials - 5.78%
Chemicals - 2.10%
E.I. du Pont de Nemours & Company	226,600	10,373,748
International Flavors & Fragrances, Inc.	189,400	9,928,348
Monsanto Company	296,100	20,747,727
		41,049,823
Construction Materials - 0.84%
Vulcan Materials Company (L)	419,500	16,507,325
Metals & Mining - 1.03%
Nucor Corp.	510,600	20,204,442
Paper & Forest Products - 1.81%
International Paper Company	811,800	24,029,280
MeadWestvaco Corp.	378,400	11,333,080
		35,362,360
		113,123,950
Telecommunication Services - 4.21%
Diversified Telecommunication Services - 3.80%
AT&T, Inc.	1,209,849	36,585,834
CenturyLink, Inc.	324,817	12,083,192
Telefonica SA	415,935	7,178,108
Verizon Communications, Inc.	463,600	18,599,632
		74,446,766
Wireless Telecommunication Services - 0.41%
Vodafone Group PLC	2,864,917	7,954,042
		82,400,808
Utilities - 7.59%
Electric Utilities - 5.46%
Duke Energy Corp. (L)	587,400	12,922,800
Entergy Corp.	341,400	24,939,270
Exelon Corp. (L)	542,400	23,523,888
FirstEnergy Corp.	214,200	9,489,060
Pinnacle West Capital Corp.	231,600	11,158,486
PPL Corp.	282,000	8,296,440
Progress Energy, Inc.	294,200	16,481,084
		106,811,028
Multi-Utilities - 2.13%
NiSource, Inc. (L)	937,000	22,309,970
TECO Energy, Inc. (L)	222,200	4,252,908
Xcel Energy, Inc.	547,900	15,143,956
		41,706,834
		148,517,862
TOTAL COMMON STOCKS (Cost $1,685,779,334)		$1,883,333,233

PREFERRED SECURITIES - 0.55%
Consumer Discretionary - 0.55%
General Motors Company, Series B, 4.750%	314,450	10,769,913
TOTAL PREFERRED SECURITIES (Cost $15,735,070)		$10,769,913

SECURITIES LENDING COLLATERAL - 6.47%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	12,644,307	126,529,051
TOTAL SECURITIES LENDING
COLLATERAL (Cost $126,516,096)		$126,529,051

SHORT-TERM INVESTMENTS - 3.05%
Money Market Funds - 3.05%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	3,839,278	3,839,278

The accompanying notes are an integral part of the financial statements.

114

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	55,934,345	$55,934,345
		59,773,623
TOTAL SHORT-TERM INVESTMENTS (Cost $59,773,623)		$59,773,623
Total Investments (Equity-Income Trust)
(Cost $1,887,804,123) - 106.33%		$2,080,405,820
Other assets and liabilities, net - (6.33%)		(123,905,322)
TOTAL NET ASSETS - 100.00%		$1,956,500,498

Financial Services Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.20%
Consumer Discretionary - 1.56%
Specialty Retail - 1.56%
Bed Bath & Beyond, Inc. (I)	35,750	$2,072,427
Consumer Staples - 2.73%
Food & Staples Retailing - 2.73%
CVS Caremark Corp.	88,900	3,625,342
Energy - 2.26%
Oil, Gas & Consumable Fuels - 2.26%
Canadian Natural Resources, Ltd.	80,420	3,005,295
Financials - 86.15%
Capital Markets - 15.28%
Ameriprise Financial, Inc.	37,386	1,855,841
Julius Baer Group, Ltd. (I)	185,270	7,205,518
T. Rowe Price Group, Inc.	11,470	653,217
The Bank of New York Mellon Corp.	336,296	6,695,653
The Charles Schwab Corp. (L)	35,502	399,753
The Goldman Sachs Group, Inc.	38,388	3,471,427
		20,281,409
Commercial Banks - 13.76%
Banco Santander Brasil SA, ADR (L)	39,400	320,716
ICICI Bank, Ltd., ADR (L)	34,573	913,764
SKBHC Holdings LLC (I)(R)	432	2,277,983
State Bank of India, GDR	99,569	6,370,307
U.S. Bancorp	28,629	774,414
Wells Fargo & Company	275,881	7,603,280
		18,260,464
Consumer Finance - 9.81%
American Express Company	265,968	12,545,711
The First Marblehead Corp. (I)(L)	410,168	479,897
		13,025,608
Diversified Financial Services - 10.39%
Bank of America Corp.	36,055	200,466
Oaktree Capital Group LLC, Class A (I)(S)	294,700	12,966,800
RHJ International (I)	136,461	619,644
		13,786,910
Insurance - 33.04%
Alleghany Corp. (I)(L)	8,920	2,544,787
Everest Re Group, Ltd.	54,438	4,577,691
Loews Corp.	212,205	7,989,518
Markel Corp. (I)(L)	18,474	7,660,614
The Progressive Corp.	303,335	5,918,066
Transatlantic Holdings, Inc.	277,245	15,173,619
		43,864,295
Real Estate Management & Development - 3.87%
Brookfield Asset Management, Inc., Class A	186,990	5,138,485
		114,357,171
Information Technology - 4.34%
IT Services - 4.34%
Cielo SA	55,940	1,445,548
Visa, Inc., Class A (L)	42,463	4,311,268
		5,756,816
		5,756,816
Materials - 0.16%
Paper & Forest Products - 0.16%
Sino-Forest Corp. (I)(L)	606,500	208,484
TOTAL COMMON STOCKS (Cost $137,317,785)		$129,025,535

SECURITIES LENDING COLLATERAL - 8.20%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,087,109	10,878,486
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,877,481)		$10,878,486

SHORT-TERM INVESTMENTS - 2.93%
Commercial Paper - 2.93%
Barclays U.S. Funding Corp. 0.090%,
01/03/2012 *	$3,892,000	$3,891,981
TOTAL SHORT-TERM INVESTMENTS (Cost $3,891,981)		$3,891,981
Total Investments (Financial Services Trust)
(Cost $152,087,247) - 108.33%		$143,796,002
Other assets and liabilities, net - (8.33%)		(11,051,081)
TOTAL NET ASSETS - 100.00%		$132,744,921

Franklin Templeton Founding Allocation Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity - 66.45%
John Hancock Variable Insurance Trust (G) - 66.45%
Global, Series NAV (Franklin)	29,872,742	$397,307,468
Mutual Shares, Series NAV (Franklin)	41,989,281	405,196,564
Fixed Income - 33.55%
John Hancock Variable Insurance Trust (G) - 33.55%
Income, Series NAV (Franklin)	39,810,390	405,269,771
		1,207,773,803
TOTAL INVESTMENT COMPANIES (Cost $1,351,912,178)		$1,207,773,803
Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $1,351,912,178) - 100.00%		$1,207,773,803
Other assets and liabilities, net - 0.00%		(41,372)
TOTAL NET ASSETS - 100.00%		$1,207,732,431

The accompanying notes are an integral part of the financial statements.

115

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.71%
Consumer Discretionary - 19.40%
Hotels, Restaurants & Leisure - 1.05%
International Speedway Corp., Class A	501,533	$12,713,862
Household Durables - 2.65%
Lennar Corp., Class A	1,632,817	32,084,854
Internet & Catalog Retail - 7.92%
Amazon.com, Inc. (I)	429,450	74,337,795
Blue Nile, Inc. (I)	524,157	21,427,538
		95,765,333
Media - 2.61%
CBS Corp., Class B	711,013	19,296,893
Omnicom Group, Inc.	274,480	12,236,318
		31,533,211
Specialty Retail - 5.17%
Home Depot, Inc.	430,340	18,091,494
Lowe’s Companies, Inc.	1,747,718	44,357,083
		62,448,577
		234,545,837
Consumer Staples - 3.73%
Beverages - 3.73%
Diageo PLC, ADR	149,776	13,093,418
PepsiCo, Inc.	200,241	13,285,990
Tsingtao Brewery Company, Ltd., Series H	3,391,254	18,706,043
		45,085,451
		45,085,451
Energy - 8.32%
Energy Equipment & Services - 2.62%
National Oilwell Varco, Inc.	175,940	11,962,161
Schlumberger, Ltd.	288,333	19,696,027
		31,658,188
Oil, Gas & Consumable Fuels - 5.70%
Apache Corp.	274,112	24,829,065
Occidental Petroleum Corp.	231,628	21,703,544
Ultra Petroleum Corp. (I)	754,652	22,360,339
		68,892,948
		100,551,136
Financials - 16.71%
Capital Markets - 9.35%
AllianceBernstein Holding LP	1,622,269	21,219,279
Northern Trust Corp.	482,860	19,150,228
State Street Corp.	449,261	18,109,711
T. Rowe Price Group, Inc.	561,563	31,981,013
The Goldman Sachs Group, Inc.	249,756	22,585,435
		113,045,666
Diversified Financial Services - 5.88%
Bank of America Corp.	5,548,279	30,848,431
JPMorgan Chase & Company	504,685	16,780,776
Moody’s Corp.	695,516	23,424,979
		71,054,186
Insurance - 1.48%
Prudential Financial, Inc.	356,665	17,876,050
		201,975,902
Health Care - 10.84%
Biotechnology - 5.56%
Amgen, Inc.	1,046,356	67,186,519
Health Care Equipment & Supplies - 1.41%
Medtronic, Inc.	445,353	17,034,752
Health Care Providers & Services - 2.17%
AMN Healthcare Services, Inc. (I)	1,739,748	7,707,084
Amsurg Corp. (I)	712,023	18,541,079
		26,248,163
Pharmaceuticals - 1.70%
Merck & Company, Inc.	544,826	20,539,940
		131,009,374
Industrials - 10.04%
Aerospace & Defense - 2.24%
American Science & Engineering, Inc.	398,325	27,129,916
Air Freight & Logistics - 0.60%
United Parcel Service, Inc., Class B	99,438	7,277,867
Commercial Services & Supplies - 3.00%
Avery Dennison Corp.	1,263,090	36,225,421
Electrical Equipment - 1.00%
Sensata Technologies Holding NV (I)	460,830	12,110,612
Professional Services - 3.20%
Robert Half International, Inc.	1,357,277	38,628,103
		121,371,919
Information Technology - 27.80%
Communications Equipment - 11.32%
Cisco Systems, Inc.	2,830,195	51,169,926
QUALCOMM, Inc.	1,340,584	73,329,945
Tellabs, Inc.	3,054,090	12,338,524
		136,838,395
Internet Software & Services - 8.42%
Ancestry.com, Inc. (I)	1,714,470	39,364,231
Bankrate, Inc. (I)	704,592	15,148,728
Google, Inc., Class A (I)	53,908	34,819,177
VistaPrint NV (I)	406,550	12,440,430
		101,772,566
IT Services - 5.12%
Broadridge Financial Solutions, Inc.	1,108,419	24,994,848
Visa, Inc., Class A	363,644	36,920,775
		61,915,623
Software - 2.94%
FactSet Research Systems, Inc.	208,607	18,207,219
Oracle Corp.	677,852	17,386,904
		35,594,123
		336,120,707
Materials - 1.87%
Chemicals - 1.87%
Air Products & Chemicals, Inc.	265,519	22,619,563
TOTAL COMMON STOCKS (Cost $1,282,959,450)		$1,193,279,889
Total Investments (Fundamental All Cap Core Trust (formerly
Optimized All Cap Trust)) (Cost $1,282,959,450) - 98.71%		$1,193,279,889
Other assets and liabilities, net - 1.29%		15,583,379
TOTAL NET ASSETS - 100.00%		$1,208,863,268

The accompanying notes are an integral part of the financial statements.

116

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 1.29%
Fixed Income - 1.29%
John Hancock Variable Insurance Trust (G) - 1.29%
Bond, Series NAV (John Hancock) (1)(A)	994,902	$13,550,568
American Funds Insurance Series - 98.71%
Equity - 59.21%
American Growth Fund - Class 1	4,726,635	246,115,863
American Growth-Income Fund - Class 1	7,554,042	251,322,969
American International Fund - Class 1	8,367,630	127,271,648
Fixed Income - 39.50%
American Bond Fund - Class 1	37,919,531	416,735,645
TOTAL INVESTMENT COMPANIES (Cost $915,867,039)		$1,054,996,693
Total Investments (Fundamental Holdings Trust (formerly
American Fundamental Holdings Trust))
(Cost $915,867,039) - 100.00%		$1,054,996,693
Other assets and liabilities, net - 0.00%		14,121
TOTAL NET ASSETS - 100.00%		$1,055,010,814

Fundamental Large Cap Value Trust (formerly Optimized Value Trust)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.01%
Consumer Discretionary - 18.24%
Hotels, Restaurants & Leisure - 2.67%
Carnival Corp.	268,045	$8,748,989
Household Durables - 2.98%
Dorel Industries, Inc., Class B	120,397	3,019,527
Lennar Corp., Class A	343,737	6,754,432
		9,773,959
Media - 4.42%
Comcast Corp., Class A	193,461	4,586,960
Lamar Advertising Company, Class A (I)	192,130	5,283,575
Omnicom Group, Inc.	103,103	4,596,332
		14,466,867
Multiline Retail - 1.38%
Target Corp.	88,346	4,525,082
Specialty Retail - 6.79%
Home Depot, Inc.	238,114	10,010,313
Lowe’s Companies, Inc.	481,467	12,219,632
		22,229,945
		59,744,842
Consumer Staples - 6.92%
Beverages - 4.26%
Diageo PLC, ADR	98,240	8,588,141
PepsiCo, Inc.	80,796	5,360,815
		13,948,956
Food & Staples Retailing - 1.43%
Walgreen Company	141,334	4,672,502
Tobacco - 1.23%
Philip Morris International, Inc.	51,363	4,030,968
		22,652,426
Energy - 11.34%
Energy Equipment & Services - 1.37%
National Oilwell Varco, Inc.	65,879	4,479,113
Oil, Gas & Consumable Fuels - 9.97%
Apache Corp.	54,553	4,941,411
Chevron Corp.	83,507	8,885,145
ConocoPhillips	66,820	4,869,173
Exxon Mobil Corp.	51,085	4,329,965
Occidental Petroleum Corp.	102,759	9,628,518
		32,654,212
		37,133,325
Financials - 23.50%
Capital Markets - 6.67%
AllianceBernstein Holding LP	303,662	3,971,899
Northern Trust Corp.	102,150	4,051,269
State Street Corp.	149,478	6,025,458
The Goldman Sachs Group, Inc.	86,441	7,816,860
		21,865,486
Commercial Banks - 5.77%
U.S. Bancorp	327,627	8,862,310
Wells Fargo & Company	364,490	10,045,344
		18,907,654
Diversified Financial Services - 7.31%
Bank of America Corp.	925,727	5,147,042
JPMorgan Chase & Company	294,815	9,802,599
Moody’s Corp.	266,684	8,981,917
		23,931,558
Insurance - 3.75%
Prudential Financial, Inc.	139,275	6,980,463
Stewart Information Services Corp.	458,324	5,293,642
		12,274,105
		76,978,803
Health Care - 13.23%
Biotechnology - 4.59%
Amgen, Inc.	234,335	15,046,650
Health Care Equipment & Supplies - 1.94%
Medtronic, Inc.	166,218	6,357,839
Health Care Providers & Services - 1.14%
Amsurg Corp. (I)	143,105	3,726,454
Pharmaceuticals - 5.56%
Merck & Company, Inc.	238,728	9,000,046
Novartis AG, ADR	80,658	4,611,218
Pfizer, Inc.	212,734	4,603,564
		18,214,828
		43,345,771
Industrials - 11.95%
Aerospace & Defense - 1.51%
The Boeing Company	67,451	4,947,531
Air Freight & Logistics - 2.66%
FedEx Corp.	104,268	8,707,421
Commercial Services & Supplies - 4.04%
Avery Dennison Corp.	334,426	9,591,338
Cintas Corp.	104,317	3,631,275
		13,222,613

The accompanying notes are an integral part of the financial statements.

117

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.16%
Sensata Technologies Holding NV (I)	19,933	$523,839
Industrial Conglomerates - 1.98%
General Electric Company	362,241	6,487,736
Professional Services - 1.60%
Robert Half International, Inc.	184,907	5,262,453
		39,151,593
Information Technology - 11.69%
Communications Equipment - 7.78%
Cisco Systems, Inc.	754,262	13,637,057
QUALCOMM, Inc.	174,027	9,519,277
Tellabs, Inc.	575,295	2,324,192
		25,480,526
IT Services - 1.45%
Broadridge Financial Solutions, Inc.	210,392	4,744,340
Software - 2.46%
Microsoft Corp.	121,069	3,142,951
Oracle Corp.	191,739	4,918,105
		8,061,056
		38,285,922
Utilities - 1.14%
Electric Utilities - 1.14%
Entergy Corp.	50,939	3,721,094
TOTAL COMMON STOCKS (Cost $326,886,903)		$321,013,776
Total Investments (Fundamental Large Cap Value Trust
(formerly Optimized Value Trust))
(Cost $326,886,903) - 98.01%		$321,013,776
Other assets and liabilities, net - 1.99%		6,530,807
TOTAL NET ASSETS - 100.00%		$327,544,583

Fundamental Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.45%
Consumer Discretionary - 7.27%
Automobiles - 0.61%
Harley-Davidson, Inc.	242,228	$9,415,400
Distributors - 0.32%
Li & Fung, Ltd.	2,735,300	5,028,611
Household Durables - 0.17%
Hunter Douglas NV	68,688	2,574,662
Internet & Catalog Retail - 1.36%
Expedia, Inc. (L)	162,315	4,710,381
Liberty Media Corp. - Interactive, Series A (I)	425,495	6,899,401
Netflix, Inc. (I)(L)	77,760	5,387,990
Tripadvisor, Inc. (I)(L)	162,315	4,091,961
		21,089,733
Media - 1.67%
Grupo Televisa SA, ADR	174,311	3,670,990
The Walt Disney Company	588,690	22,075,875
		25,746,865
Specialty Retail - 3.01%
Bed Bath & Beyond, Inc. (I)	668,778	38,769,061
CarMax, Inc. (I)(L)	255,468	7,786,665
		46,555,726
Textiles, Apparel & Luxury Goods - 0.13%
Cie Financiere Richemont SA	39,000	1,963,754
		112,374,751
Consumer Staples - 17.70%
Beverages - 4.44%
Diageo PLC, ADR (L)	311,582	27,238,498
Heineken Holding NV	398,955	16,281,916
The Coca-Cola Company	358,280	25,068,852
		68,589,266
Food & Staples Retailing - 10.80%
Costco Wholesale Corp.	990,804	82,553,789
CVS Caremark Corp.	2,069,636	84,399,756
		166,953,545
Food Products - 1.30%
Kraft Foods, Inc., Class A	354,500	13,244,120
Nestle SA	22,680	1,302,123
Unilever NV - NY Shares (L)	159,880	5,495,076
		20,041,319
Personal Products - 0.14%
Natura Cosmeticos SA	110,700	2,151,981
Tobacco - 1.02%
Philip Morris International, Inc.	200,757	15,755,409
		273,491,520
Energy - 12.40%
Energy Equipment & Services - 0.70%
Schlumberger, Ltd.	43,500	2,971,485
Transocean, Ltd.	204,152	7,837,395
		10,808,880
Oil, Gas & Consumable Fuels - 11.70%
Canadian Natural Resources, Ltd.	1,219,210	45,561,878
China Coal Energy Company, Ltd., Series H	6,024,500	6,518,218
Devon Energy Corp.	238,361	14,778,382
EOG Resources, Inc.	652,693	64,296,787
Occidental Petroleum Corp.	433,730	40,640,501
OGX Petroleo e Gas Participacoes SA (I)	1,245,100	9,091,683
		180,887,449
		191,696,329
Financials - 31.38%
Capital Markets - 7.60%
Ameriprise Financial, Inc.	178,837	8,877,469
Julius Baer Group, Ltd. (I)	851,600	33,120,416
The Bank of New York Mellon Corp.	3,189,202	63,497,012
The Charles Schwab Corp.	561,700	6,324,742
The Goldman Sachs Group, Inc.	61,700	5,579,531
		117,399,170
Commercial Banks - 5.41%
Wells Fargo & Company	3,036,026	83,672,877
Consumer Finance - 5.14%
American Express Company	1,684,310	79,448,903
Diversified Financial Services - 0.34%
CME Group, Inc.	11,190	2,726,667
JPMorgan Chase & Company	74,008	2,460,766
		5,187,433

The accompanying notes are an integral part of the financial statements.

118

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 11.20%
ACE, Ltd.	154,530	$10,835,644
AON Corp.	52,280	2,446,704
Berkshire Hathaway, Inc. Class A (I)	276	31,672,380
Everest Re Group, Ltd.	24,330	2,045,910
Fairfax Financial Holdings, Ltd.	18,200	7,847,840
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	8,800	3,774,908
Loews Corp.	1,297,227	48,840,597
Markel Corp. (I)(L)	5,123	2,124,354
The Progressive Corp.	2,232,084	43,547,959
Transatlantic Holdings, Inc.	364,629	19,956,145
		173,092,441
Real Estate Management & Development - 1.69%
Brookfield Asset Management, Inc., Class A	456,380	12,541,322
Hang Lung Group, Ltd.	2,503,200	13,622,777
		26,164,099
		484,964,923
Health Care - 10.24%
Health Care Equipment & Supplies - 0.72%
Baxter International, Inc.	96,530	4,776,304
Becton, Dickinson and Company	84,750	6,332,520
		11,108,824
Health Care Providers & Services - 1.86%
Express Scripts, Inc. (I)(L)	644,188	28,788,762
Life Sciences Tools & Services - 0.30%
Agilent Technologies, Inc. (I)	134,580	4,700,879
Pharmaceuticals - 7.36%
Johnson & Johnson	704,420	46,195,864
Merck & Company, Inc.	1,267,439	47,782,450
Pfizer, Inc.	218,056	4,718,732
Roche Holdings AG	88,700	15,000,730
		113,697,776
		158,296,241
Industrials - 5.43%
Aerospace & Defense - 0.84%
Lockheed Martin Corp.	160,400	12,976,360
Commercial Services & Supplies - 2.12%
Iron Mountain, Inc. (L)	1,061,991	32,709,323
Machinery - 0.34%
PACCAR, Inc.	138,280	5,181,352
Marine - 1.05%
China Shipping Development Company, Ltd.	4,656,400	2,892,543
Kuehne & Nagel International AG	118,956	13,313,966
		16,206,509
Transportation Infrastructure - 1.08%
China Merchants Holdings
International Company, Ltd.	5,666,261	16,351,140
LLX Logistica SA (I)	227,700	411,392
		16,762,532
		83,836,076
Information Technology - 7.55%
Computers & Peripherals - 0.72%
Hewlett-Packard Company	433,446	11,165,569
Internet Software & Services - 3.13%
Google, Inc., Class A (I)	74,810	48,319,779
IT Services - 0.45%
Visa, Inc., Class A	67,830	6,886,780
Semiconductors & Semiconductor Equipment - 1.69%
Intel Corp.	177,370	4,301,223
Texas Instruments, Inc.	749,610	21,821,147
		26,122,370
Software - 1.56%
Activision Blizzard, Inc.	755,900	9,312,688
Microsoft Corp.	459,854	11,937,810
Oracle Corp.	113,650	2,915,123
		24,165,621
		116,660,119
Materials - 5.30%
Chemicals - 3.33%
Air Products & Chemicals, Inc.	104,400	8,893,836
Ecolab, Inc. (L)	126,855	7,333,488
Monsanto Company	270,060	18,923,104
Potash Corp. of Saskatchewan, Inc.	250,098	10,324,045
Praxair, Inc.	55,813	5,966,410
		51,440,883
Construction Materials - 0.35%
Martin Marietta Materials, Inc. (L)	72,141	5,440,153
Containers & Packaging - 0.46%
Sealed Air Corp.	414,975	7,141,720
Metals & Mining - 1.14%
BHP Billiton PLC	317,520	9,232,236
Rio Tinto PLC	172,534	8,349,695
		17,581,931
Paper & Forest Products - 0.02%
Sino-Forest Corp. (I)(L)	1,015,920	349,222
Sino-Forest Corp. (I)(S)	31,600	10,862
		360,084
		81,964,771
Telecommunication Services - 0.18%
Wireless Telecommunication Services - 0.18%
America Movil SAB de CV, Series L, ADR	124,400	2,811,440
TOTAL COMMON STOCKS (Cost $1,346,794,177)		$1,506,096,170

PREFERRED SECURITIES - 0.02%
Materials - 0.02%
MMX Mineracao e Metalicos SA (I)	227,700	347,913
TOTAL PREFERRED SECURITIES (Cost $318,715)		$347,913

CONVERTIBLE BONDS - 0.05%
Materials - 0.05%
Sino-Forest Corp. 5.000%, 08/01/2013 (I)(S)	$3,244,100	843,466
TOTAL CONVERTIBLE BONDS (Cost $3,244,100)		$843,466

SECURITIES LENDING COLLATERAL - 5.25%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	8,103,401	$81,089,110
TOTAL SECURITIES LENDING
COLLATERAL (Cost $81,081,779)		$81,089,110

The accompanying notes are an integral part of the financial statements.

119

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 2.44%
Commercial Paper - 2.44%
Barclays U.S. Funding Corp. LLC 0.090%,
01/03/2012 *	$37,628,000	$37,627,812
TOTAL SHORT-TERM INVESTMENTS (Cost $37,627,812)		$37,627,812
Total Investments (Fundamental Value Trust)
(Cost $1,469,066,583) - 105.21%		$1,626,004,471
Other assets and liabilities, net - (5.21%)		(80,508,633)
TOTAL NET ASSETS - 100.00%		$1,545,495,838

Global Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.96%
Austria - 0.60%
Telekom Austria AG	292,670	$3,505,219
Bermuda - 0.77%
RenaissanceRe Holdings, Ltd.	60,280	4,483,024
Brazil - 0.77%
Petroleo Brasileiro SA, Class A, ADR	63,250	1,485,743
Vale SA (Preference A Shares), ADR (L)	146,440	3,016,664
		4,502,407
China - 0.52%
China Telecom Corp., Ltd., ADR (L)	53,040	3,030,175
Denmark - 0.08%
Danske Bank A/S (I)	35,107	447,084
France - 9.13%
Alstom SA (L)	158,720	4,786,450
AXA SA	423,026	5,451,723
BNP Paribas SA	70,680	2,766,987
Cie Generale des Etablissements Michelin	63,044	3,706,244
Credit Agricole SA (I)	592,610	3,334,216
France Telecom SA	338,330	5,294,776
Sanofi	190,910	13,969,076
Total SA-Strip VVPR	190,620	9,729,434
Vivendi SA	191,850	4,188,287
		53,227,193
Germany - 5.11%
Deutsche Lufthansa AG	427,410	5,080,582
Deutsche Post AG	185,900	2,858,150
Merck KGaA	42,920	4,278,803
Muenchener Rueckversicherungs AG	42,740	5,242,456
SAP AG	117,890	6,233,234
Siemens AG	63,450	6,068,396
		29,761,621
Hong Kong - 1.11%
AIA Group, Ltd.	754,600	2,351,955
Cheung Kong Holdings, Ltd.	194,000	2,302,400
China Mobile, Ltd.	187,000	1,823,232
		6,477,587
India - 0.38%
ICICI Bank, Ltd., ADR	83,180	2,198,447
Ireland - 2.46%
CRH PLC	422,064	8,379,239
Seagate Technology PLC	364,020	5,969,928
		14,349,167
Italy - 2.49%
ENI SpA	299,420	6,184,686
Intesa Sanpaolo SpA	3,021,200	5,018,071
Unicredit SpA (I)	404,502	3,334,920
		14,537,677
Japan - 4.30%
ITOCHU Corp.	179,700	1,822,153
Konica Minolta Holdings, Inc.	319,010	2,375,488
Mazda Motor Corp. (I)	1,444,000	2,547,006
Nintendo Company, Ltd.	33,050	4,556,170
Nissan Motor Company, Ltd.	394,200	3,538,164
Nomura Holdings, Inc.	741,800	2,241,072
Toyota Motor Corp.	155,450	5,173,493
USS Company, Ltd.	30,920	2,794,382
		25,047,928
Netherlands - 6.65%
Akzo Nobel NV	83,610	4,022,892
ING Groep NV, ADR (I)	919,950	6,555,776
Koninklijke Philips Electronics NV	328,180	6,877,190
Randstad Holdings NV	149,170	4,391,136
Reed Elsevier NV	269,582	3,135,421
Royal Dutch Shell PLC, A Shares	97,344	3,541,824
Royal Dutch Shell PLC, B Shares	199,440	7,589,928
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	2,394	88,010
SBM Offshore NV	125,169	2,572,982
		38,775,159
Norway - 0.77%
Statoil ASA	174,480	4,468,798
Russia - 0.86%
Gazprom OAO, ADR	471,880	5,040,150
Singapore - 2.95%
DBS Group Holdings, Ltd.	419,510	3,716,167
Flextronics International, Ltd. (I)(L)	622,360	3,522,558
Singapore Telecommunications, Ltd.	4,169,000	9,936,526
		17,175,251
South Korea - 2.84%
KB Financial Group, Inc., ADR (I)(L)	140,908	4,416,057
Samsung Electronics Company, Ltd.	13,210	12,133,726
		16,549,783
Spain - 0.64%
Telefonica SA	215,740	3,723,190
Sweden - 0.74%
Telefonaktiebolaget LM Ericsson, B Shares	427,054	4,337,956
Switzerland - 7.45%
ACE, Ltd.	67,665	4,744,670
Adecco SA (I)	32,410	1,350,773
Credit Suisse Group AG (I)	188,120	4,414,053
Lonza Group AG (I)	44,630	2,626,247
Noble Corp. (I)	131,450	3,972,419
Roche Holdings AG	57,200	9,673,526
Swiss Re, Ltd. (I)	124,520	6,341,632
TE Connectivity, Ltd.	135,420	4,172,290
UBS AG (Swiss Exchange) (I)	378,050	4,490,589
Wolseley PLC	50,012	1,648,394
		43,434,593
Taiwan - 0.99%
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,294,973	5,739,226

The accompanying notes are an integral part of the financial statements.

120

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey - 0.77%
Turkcell Iletisim Hizmetleri AS, ADR (I)(L)	382,250	$4,495,260
United Kingdom - 11.30%
Aviva PLC	1,256,769	5,834,266
BAE Systems PLC	592,240	2,611,276
BP PLC	1,137,675	8,113,049
Carillion PLC	166,950	776,657
GlaxoSmithKline PLC	512,860	11,694,552
HSBC Holdings PLC	610,662	4,622,835
International Consolidated
Airlines Group SA (I)	592,720	1,328,959
International Consolidated Airlines Group SA
(London Exchange) (I)	1,982,340	4,518,072
Kingfisher PLC	1,640,530	6,377,954
Rentokil Initial PLC (I)	1,196,720	1,159,509
Tesco PLC	890,920	5,577,216
Vodafone Group PLC	4,767,350	13,235,881
		65,850,226
United States - 34.28%
Abbott Laboratories	56,860	3,197,238
American Express Company	118,100	5,570,777
Amgen, Inc. (L)	272,420	17,492,088
Baker Hughes, Inc.	97,160	4,725,862
Bank of America Corp.	257,130	1,429,643
Brocade Communications Systems, Inc. (I)	584,460	3,033,347
Chevron Corp.	64,000	6,809,600
Cisco Systems, Inc.	505,220	9,134,378
Citigroup, Inc.	176,620	4,646,872
Comcast Corp., Special Class A	558,000	13,146,480
CVS Caremark Corp.	203,110	8,282,826
Dell, Inc. (I)	171,320	2,506,412
FedEx Corp.	46,300	3,866,513
General Electric Company	350,860	6,283,903
Home Depot, Inc.	75,340	3,167,294
JPMorgan Chase & Company	82,200	2,733,148
Medtronic, Inc.	164,650	6,297,863
Merck & Company, Inc.	217,350	8,194,095
Microsoft Corp.	547,730	14,219,071
Morgan Stanley	320,480	4,848,862
News Corp., Class A	673,200	12,009,888
Oracle Corp.	184,090	4,721,909
Pfizer, Inc.	651,450	14,097,378
Quest Diagnostics, Inc.	83,920	4,872,395
Sprint Nextel Corp. (I)(L)	2,056,520	4,812,257
Target Corp.	67,980	3,481,936
The Walt Disney Company (L)	115,640	4,336,500
Time Warner Cable, Inc.	76,882	4,887,389
Time Warner, Inc.	145,233	5,248,721
United Parcel Service, Inc., Class B	113,280	8,290,963
Viacom, Inc., Class B	76,070	3,454,339
		199,799,947
TOTAL COMMON STOCKS (Cost $693,745,108)		$570,957,068

SECURITIES LENDING COLLATERAL - 3.94%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,296,064	22,976,257
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,974,759)		$22,976,257

SHORT-TERM INVESTMENTS - 1.80%
Time Deposits - 1.80%
Bank of Montreal, 0.050%, 01/03/2012 *	$10,500,000	$10,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,500,000)		$10,500,000
Total Investments (Global Trust)
(Cost $727,219,867) - 103.70%		$604,433,325
Other assets and liabilities, net - (3.70%)		(21,580,287)
TOTAL NET ASSETS - 100.00%		$582,853,038

Global Diversification Trust (formerly American Global Diversification Trust)

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 0.89%
Fixed Income - 0.89%
John Hancock Variable Insurance Trust (G) - 0.89%
Bond, Series NAV (John Hancock) (1)(A)	490,026	$6,674,161
American Funds Insurance Series - 99.11%
Equity - 64.41%
American Global Growth Fund - Class 1	15,686,015	304,308,684
American Global Small Capitalization
Fund - Class 1	6,188,498	106,999,130
American New World Fund - Class 1	3,611,281	70,961,667
Fixed Income - 34.70%
American Bond Fund - Class 1	18,328,433	201,429,479
American High-Income Bond Fund - Class 1	5,539,612	58,387,510
TOTAL INVESTMENT COMPANIES (Cost $724,271,468)		$748,760,631
Total Investments (Global Diversification Trust (formerly
American Global Diversification Trust))
(Cost $724,271,468) - 100.00%		$748,760,631
Other assets and liabilities, net - 0.00%		5,097
TOTAL NET ASSETS - 100.00%		$748,765,728

Growth Equity Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.79%
Consumer Discretionary - 12.54%
Hotels, Restaurants & Leisure - 0.94%
Las Vegas Sands Corp. (I)	94,800	$4,050,804
Internet & Catalog Retail - 2.98%
Amazon.com, Inc. (I)	54,960	9,513,576
priceline.com, Inc. (I)	7,030	3,288,001
		12,801,577
Media - 0.79%
DIRECTV, Class A (I)	78,700	3,365,212
Specialty Retail - 2.84%
Abercrombie & Fitch Company, Class A	83,660	4,085,954
Dick’s Sporting Goods, Inc.	115,020	4,241,938

The accompanying notes are an integral part of the financial statements.

121

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Limited Brands, Inc. (L)	95,500	$3,853,425
		12,181,317
Textiles, Apparel & Luxury Goods - 4.99%
Coach, Inc.	93,890	5,731,046
Lululemon Athletica, Inc. (I)(L)	90,780	4,235,795
NIKE, Inc., Class B	81,740	7,877,284
Ralph Lauren Corp.	25,730	3,552,798
		21,396,923
		53,795,833
Consumer Staples - 8.13%
Beverages - 3.37%
Hansen Natural Corp. (I)	42,430	3,909,500
The Coca-Cola Company	150,860	10,555,674
		14,465,174
Food & Staples Retailing - 2.97%
Costco Wholesale Corp.	90,630	7,551,292
Whole Foods Market, Inc.	74,510	5,184,406
		12,735,698
Personal Products - 1.79%
The Estee Lauder Companies, Inc., Class A	68,340	7,675,949
		34,876,821
Energy - 9.52%
Energy Equipment & Services - 4.91%
Baker Hughes, Inc.	100,030	4,865,459
Ensco International PLC, ADR	93,690	4,395,935
Schlumberger, Ltd.	173,000	11,817,630
		21,079,024
Oil, Gas & Consumable Fuels - 4.61%
Anadarko Petroleum Corp.	79,430	6,062,892
Noble Energy, Inc.	78,060	7,368,083
Plains Exploration & Production Company (I)	172,270	6,325,754
		19,756,729
		40,835,753
Financials - 6.70%
Consumer Finance - 1.29%
American Express Company	117,700	5,551,909
Diversified Financial Services - 3.34%
CME Group, Inc.	15,980	3,893,847
IntercontinentalExchange, Inc. (I)	51,270	6,180,599
JPMorgan Chase & Company	127,250	4,231,063
		14,305,509
Real Estate Investment Trusts - 2.07%
American Tower Corp.	148,160	8,891,078
		28,748,496
Health Care - 12.50%
Biotechnology - 1.99%
Alexion Pharmaceuticals, Inc. (I)	57,880	4,138,420
Biogen Idec, Inc. (I)	39,910	4,392,096
		8,530,516
Health Care Equipment & Supplies - 0.60%
Intuitive Surgical, Inc. (I)	5,560	2,574,336
Health Care Providers & Services - 1.14%
AmerisourceBergen Corp. (L)	131,280	4,882,303
Health Care Technology - 2.01%
Cerner Corp. (I)	80,060	4,903,675
SXC Health Solutions Corp. (I)	66,380	3,749,142
		8,652,817
Life Sciences Tools & Services - 1.31%
Agilent Technologies, Inc. (I)	160,640	5,611,155
Pharmaceuticals - 5.45%
Allergan, Inc.	94,470	8,288,798
Perrigo Company (L)	51,080	4,970,084
Shire PLC, ADR	54,710	5,684,369
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (I)	95,450	4,456,561
		23,399,812
		53,650,939
Industrials - 10.39%
Aerospace & Defense - 2.54%
Precision Castparts Corp.	66,100	10,892,619
Air Freight & Logistics - 1.26%
Expeditors International of Washington, Inc.	132,080	5,409,997
Construction & Engineering - 0.86%
Fluor Corp.	73,270	3,681,818
Electrical Equipment - 1.55%
AMETEK, Inc.	157,920	6,648,432
Machinery - 2.43%
Eaton Corp.	100,830	4,389,130
Joy Global, Inc.	80,510	6,035,835
		10,424,965
Road & Rail - 1.75%
CSX Corp. (L)	356,760	7,513,366
		44,571,197
Information Technology - 32.14%
Communications Equipment - 5.25%
F5 Networks, Inc. (I)	34,470	3,657,956
Polycom, Inc. (I)	190,160	3,099,608
QUALCOMM, Inc.	223,280	12,213,416
Riverbed Technology, Inc. (I)	150,950	3,547,325
		22,518,305
Computers & Peripherals - 7.74%
Apple, Inc. (I)	65,110	26,369,550
EMC Corp. (I)(L)	316,440	6,816,118
		33,185,668
Electronic Equipment, Instruments & Components - 0.90%
Trimble Navigation, Ltd. (I)(L)	88,490	3,840,466
Internet Software & Services - 4.77%
Baidu, Inc., ADR (I)	45,040	5,245,809
Google, Inc., Class A (I)	23,590	15,236,781
		20,482,590
IT Services - 5.89%
Accenture PLC, Class A	65,910	3,508,389
Cognizant Technology
Solutions Corp., Class A (I)	66,060	4,248,319
MasterCard, Inc., Class A	14,750	5,499,095
Visa, Inc., Class A	118,370	12,018,106
		25,273,909
Semiconductors & Semiconductor Equipment - 1.42%
Altera Corp. (L)	79,280	2,941,288
Avago Technologies, Ltd.	109,190	3,151,223
		6,092,511

The accompanying notes are an integral part of the financial statements.

122

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software - 6.17%
Autodesk, Inc. (I)	112,620	$3,415,765
Check Point Software Technologies, Ltd. (I)(L)	90,500	4,754,870
Citrix Systems, Inc. (I)	60,380	3,666,274
Intuit, Inc.	83,650	4,399,154
Oracle Corp.	289,210	7,418,237
Salesforce.com, Inc. (I)(L)	27,850	2,825,661
		26,479,961
		137,873,410
Materials - 6.18%
Chemicals - 4.83%
Ecolab, Inc. (L)	106,410	6,151,562
Monsanto Company	65,920	4,619,015
Potash Corp. of Saskatchewan, Inc.	96,390	3,978,978
Praxair, Inc.	55,810	5,966,089
		20,715,644
Metals & Mining - 1.35%
Allegheny Technologies, Inc. (L)	54,250	2,593,150
Barrick Gold Corp.	71,060	3,215,465
		5,808,615
		26,524,259
Utilities - 0.69%
Electric Utilities - 0.69%
ITC Holdings Corp.	39,040	2,962,355
TOTAL COMMON STOCKS (Cost $381,834,307)		$423,839,063

SECURITIES LENDING COLLATERAL - 5.98%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,564,282	25,660,260
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,659,557)		$25,660,260
Total Investments (Growth Equity Trust)
(Cost $407,493,864) - 104.77%		$449,499,323
Other assets and liabilities, net - (4.77%)		(20,475,541)
TOTAL NET ASSETS - 100.00%		$429,023,782

Health Sciences Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 101.05%
Consumer Staples - 1.02%
Food & Staples Retailing - 1.02%
CP ALL PCL	175,700	$288,193
Raia Drogasil SA	65,976	458,764
Shoppers Drug Mart Corp.	18,500	747,082
		1,494,039
Health Care - 97.74%
Biotechnology - 36.08%
Achillion Pharmaceuticals, Inc. (I)	7,400	56,389
Acorda Therapeutics, Inc. (I)	22,961	547,390
Aegerion Pharmaceuticals, Inc. (I)	18,200	304,668
Alexion Pharmaceuticals, Inc. (F)(I)	168,140	12,022,010
Alkermes PLC (I)	119,600	2,076,256
Allos Therapeutics, Inc. (I)	37,200	52,824
AMAG Pharmaceuticals, Inc. (I)	27,200	514,352
Amarin Corp. PLC, ADR (I)	49,600	371,504
Amgen, Inc. (F)	36,800	2,362,928
Amylin Pharmaceuticals, Inc. (I)	38,800	441,544
Anacor Pharmaceuticals, Inc. (I)	33,900	210,180
Ardea Biosciences, Inc. (I)	19,800	332,838
Arqule, Inc. (I)	12,700	71,628
Basilea Pharmaceutica (I)	1,397	52,888
Biocon, Ltd.	13,200	68,345
BioCryst Pharmaceuticals, Inc. (I)	24,800	61,256
Biogen Idec, Inc. (F)(I)	9,519	1,047,566
BioMarin Pharmaceutical, Inc. (I)	56,800	1,952,784
BioMimetic Therapeutics, Inc. (I)	10,900	31,065
Celgene Corp. (F)(I)	48,966	3,310,102
Clovis Oncology, Inc. (I)	9,900	139,491
Cubist Pharmaceuticals, Inc. (I)	36,400	1,442,168
Dendreon Corp. (I)	43,700	332,120
Dyadic International, Inc. (I)	18,900	18,333
Dynavax Technologies Corp. (I)	15,100	50,132
Exelixis, Inc. (I)	162,400	768,964
Gilead Sciences, Inc. (F)(I)	98,396	4,027,348
GTx, Inc. (I)	19,900	66,864
Halozyme Therapeutics, Inc. (I)	11,700	111,267
Human Genome Sciences, Inc. (F)(I)	100,500	742,695
Idenix Pharmaceuticals, Inc. (I)	138,204	1,028,929
Incyte Corp. (F)(I)	210,000	3,152,100
Infinity Pharmaceuticals, Inc. (I)	17,175	151,827
Intercell AG (I)	7,274	17,937
InterMune, Inc. (F)(I)	56,700	714,420
Ironwood Pharmaceuticals, Inc. (I)	5,200	62,244
Lexicon Pharmaceuticals, Inc. (I)	22,900	29,541
Medivation, Inc. (F)(I)	26,900	1,240,359
Micromet, Inc. (I)	11,300	81,247
Momenta Pharmaceuticals, Inc. (I)	20,600	358,234
Neurocrine Biosciences, Inc. (I)	54,900	466,650
NPS Pharmaceuticals, Inc. (I)	48,300	318,297
Onyx Pharmaceuticals, Inc. (I)	17,138	753,215
Pharmacyclics, Inc. (I)	93,100	1,379,742
Pharmasset, Inc. (F)(I)	32,300	4,140,860
Poniard Pharmaceuticals, Inc. (I)	2,441	5,224
Puma Biotechnology (I)(R)	28,087	105,326
Regeneron Pharmaceuticals, Inc. (I)	35,700	1,978,851
Rigel Pharmaceuticals, Inc. (I)	44,700	352,683
Savient Pharmaceuticals, Inc. (I)	8,700	19,401
Seattle Genetics, Inc. (I)	27,800	464,677
Sinovac Biotech, Ltd. (I)	30,700	67,540
Swedish Orphan Biovitrum AB (I)	72,564	159,144
Targacept, Inc. (I)	10,500	58,485
Theravance, Inc. (I)	31,300	691,730
Tranzyme, Inc. (I)	49,500	146,025
United Therapeutics Corp. (I)	5,200	245,700
Vertex Pharmaceuticals, Inc. (F)(I)	25,704	853,630
Vical, Inc. (I)	42,500	187,425
YM Biosciences, Inc. (I)	110,500	181,220
		53,000,562
Health Care Equipment & Supplies - 15.68%
Arthrocare Corp. (I)	14,500	459,360
Baxter International, Inc. (F)	59,000	2,919,320
China Kanghui Holdings, Inc., ADR (I)	35,700	526,218
Conceptus, Inc. (I)	47,400	599,136
Covidien PLC (F)	65,325	2,940,278
DENTSPLY International, Inc. (F)	90,350	3,161,347
Dynavox, Inc., Class A (I)	19,100	69,524
Edwards Lifesciences Corp. (F)(I)	21,100	1,491,770
Endologix, Inc. (I)	10,200	117,096

The accompanying notes are an integral part of the financial statements.

123

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
EnteroMedics, Inc. (I)	77,450	$131,665
Gen-Probe, Inc. (I)	2,200	130,064
Genmark Diagnostics Inc. (I)	42,000	173,040
HeartWare International, Inc. (I)	14,300	986,700
Hill-Rom Holdings, Inc.	9,100	306,579
IDEXX Laboratories, Inc. (I)	23,300	1,793,168
Insulet Corp. (I)	29,100	547,953
Intuitive Surgical, Inc. (F)(I)	700	324,107
Nobel Biocare Holding AG (I)	8,362	96,910
Shandong Weigao Group Medical
Polymer Company, Ltd.	316,000	284,984
Sonova Holding AG (I)	1,663	173,912
Straumann Holding AG	1,200	207,016
Stryker Corp. (F)	54,300	2,699,253
The Cooper Companies, Inc.	9,100	641,732
Tornier BV (I)	4,700	84,600
Volcano Corp. (I)	26,100	620,919
Zimmer Holdings, Inc. (F)(I)	28,900	1,543,838
		23,030,489
Health Care Providers & Services - 21.36%
Acadia Healthcare Co., Inc. (I)	27,000	269,190
AMERIGROUP Corp. (I)	33,500	1,979,180
AmerisourceBergen Corp. (F)	45,700	1,699,583
Amil Participacoes SA	24,400	214,927
Bangkok Dusit Medical Services PCL (I)	402,100	1,045,078
Catalyst Health Solutions, Inc. (I)	25,800	1,341,600
Centene Corp. (I)	18,100	716,579
Community Health Systems, Inc. (I)	14,800	258,260
DaVita, Inc. (I)	16,395	1,242,905
Express Scripts, Inc. (F)(I)	33,500	1,497,115
Fleury SA	29,500	338,453
Fortis Healthcare, Ltd. (I)	113,534	180,377
Fresenius Medical Care AG &
Company KGaA	12,202	829,079
Fresenius SE & Company KGaA	2,653	245,429
HCA Holdings, Inc. (I)	24,300	535,329
Health Management
Associates, Inc., Class A (F)(I)	77,800	573,386
Henry Schein, Inc. (F)(I)	33,300	2,145,519
HMS Holdings Corp. (I)	20,300	649,194
Laboratory Corp. of America Holdings (I)	3,200	275,104
LCA-Vision, Inc. (I)	52,104	151,102
McKesson Corp.	41,900	3,264,429
Medco Health Solutions, Inc. (I)	700	39,130
Mednax, Inc. (I)	17,600	1,267,376
Odontoprev SA	14,300	203,930
Owens & Minor, Inc.	11,200	311,248
Quest Diagnostics, Inc.	5,400	313,524
Select Medical Holdings Corp. (I)	52,400	444,352
Shanghai Pharmaceuticals
Holding Company, Ltd. (I)	258,500	419,149
Sinopharm Group Company, Ltd.	69,600	166,958
Triple-S Management Corp., Class B (I)	12,800	256,256
UnitedHealth Group, Inc. (F)	63,300	3,208,044
Universal Health Services, Inc., Class B	46,650	1,812,819
WellCare Health Plans, Inc. (I)	18,700	981,750
WellPoint, Inc. (F)	37,800	2,504,250
		31,380,604
Health Care Technology - 4.65%
Allscripts Healthcare Solutions, Inc. (F)(I)	74,400	1,409,136
athenahealth, Inc. (I)	24,300	1,193,616
Cerner Corp. (I)	10,600	649,250
SXC Health Solutions Corp. (I)	63,400	3,580,832
		6,832,834
Life Sciences Tools & Services - 2.65%
Agilent Technologies, Inc. (I)	2,400	83,832
BG Medicine, Inc. (I)	16,100	75,992
Bruker Corp. (I)	42,800	531,576
Covance, Inc. (I)	30,700	1,403,604
Illumina, Inc. (F)(I)	14,450	440,436
Mettler-Toledo International, Inc. (I)	1,400	206,794
Thermo Fisher Scientific, Inc. (I)	25,700	1,155,729
		3,897,963
Pharmaceuticals - 17.32%
Allergan, Inc. (F)	7,200	631,728
Auxilium Pharmaceuticals, Inc. (I)	29,600	589,928
AVANIR Pharmaceuticals, Class A (F)(I)	306,100	627,505
Bayer AG	8,920	570,280
Bayer AG, ADR	400	25,520
Cadence Pharmaceuticals, Inc. (I)	60,900	240,555
Cardiome Pharma Corp. (I)	52,708	138,622
China Medical System Holdings, Ltd.	1,049,800	699,061
Depomed, Inc. (I)	15,300	79,254
Elan Corp. PLC, ADR (I)	160,300	2,202,522
Endocyte, Inc. (I)	11,900	44,744
GlaxoSmithKline Pharmaceuticals, Ltd.	2,458	90,445
Hikma Pharmaceuticals PLC	7,422	71,244
Hospira, Inc. (I)	10,700	324,959
Impax Laboratories, Inc. (I)	20,900	421,553
ISTA Pharmaceuticals, Inc. (I)	20,100	141,705
Jazz Pharmaceuticals, Inc. (I)	21,900	845,997
Lijun International
Pharmaceutical Holding, Ltd.	140,000	16,075
MAP Pharmaceuticals, Inc. (I)	15,600	205,452
Merck & Company, Inc. (F)	55,609	2,096,459
Nektar Therapeutics (I)	19,400	108,543
Newron Pharmaceuticals SpA (I)	6,333	14,841
Novo Nordisk A/S	4,701	540,830
Optimer Pharmaceuticals, Inc. (I)	29,005	355,021
Pacira Pharmaceuticals, Inc. (I)	48,000	415,200
Par Pharmaceutical Companies, Inc. (I)	2,000	65,460
Pfizer, Inc.	47,301	1,023,594
Ranbaxy Laboratories, Ltd.	25,803	195,259
Roche Holdings AG	8,596	1,453,735
Salix Pharmaceuticals, Ltd. (I)	9,200	440,220
Sanofi	1,800	131,708
Sawai Pharmaceutical Company, Ltd.	9,300	965,939
Shire PLC	19,222	667,169
Shire PLC, ADR	6,300	654,570
Simcere Pharmaceutical Group, ADR (I)	19,800	186,120
Sun Pharmaceutical Industries, Ltd.	15,000	140,140
Teva Pharmaceutical Industries, Ltd., ADR	16,365	660,491
The Medicines Company (I)	121,255	2,260,193
Towa Pharmaceutical Company, Ltd.	10,400	443,643
UCB SA	7,175	301,151
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (F)(I)	81,180	3,790,294
Vectura Group PLC (I)	59,375	51,835
Warner Chilcott PLC, Class A (I)	16,300	246,619
XenoPort, Inc. (I)	68,100	259,461
		25,435,644
		143,578,096

The accompanying notes are an integral part of the financial statements.

124

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrials - 0.27%
Professional Services - 0.27%
The Advisory Board Company (I)	5,400	$400,734
Information Technology - 1.18%
IT Services - 0.37%
MAXIMUS, Inc.	13,000	537,550
Software - 0.81%
Nuance Communications, Inc. (I)	47,400	1,192,584
		1,730,134
Materials - 0.84%
Chemicals - 0.84%
Monsanto Company (F)	17,500	1,226,225
TOTAL COMMON STOCKS (Cost $130,012,838)		$148,429,228

PREFERRED SECURITIES - 0.08%
Health Care - 0.08%
Pharmaceuticals - 0.08%
Tesaro, Inc. (I)(R)	51,999	113,098
TOTAL PREFERRED SECURITIES (Cost $113,098)		$113,098

CONVERTIBLE BONDS - 0.07%
Health Care - 0.07%
HeartWare International Inc.
3.500%, 12/15/2017	$51,000	$52,530
Insulet Corp. 3.750%, 06/15/2016	52,000	52,650
		105,180
TOTAL CONVERTIBLE BONDS (Cost $101,471)		$105,180

WARRANTS - 0.01%
Alexza Pharmaceuticals, Inc. (Expiration Date
10/05/2016; Strike price $2.77) (I)	14,130	1,247
Cadence Pharmaceuticals, Inc. (Expiration
Date 02/18/2014; Strike price $7.84) (I)	10,500	3,172
EnteroMedics, Inc. (Expiration Date
09/28/2016; Strike price $1.90) (I)	4,120	2,232
EnteroMedics, Inc. (Expiration Date
02/20/2013; Strike price $8.28) (I)	96,200	13
EnteroMedics, Inc. (Expiration Date:
06/13/2016; Strike Price $2.19) (I)	30,600	14,265
Puma Biotechnology (Expiration date:
10/04/2021; Strike Price: $0.01) (I)(R)	1	0
TOTAL WARRANTS (Cost $15,104)		$20,929

SHORT-TERM INVESTMENTS - 0.42%
Money Market Funds - 0.42%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$611,446	$611,446
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	1,000	1,000
		612,446
TOTAL SHORT-TERM INVESTMENTS (Cost $612,446)		$612,446
Total Investments (Health Sciences Trust)
(Cost $130,854,957) - 101.63%		$149,280,881
Other assets and liabilities, net - (1.63%)		(2,388,939)
TOTAL NET ASSETS - 100.00%		$146,891,942

Heritage Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.73%
Consumer Discretionary - 18.79%
Auto Components - 1.13%
BorgWarner, Inc. (I)(L)	22,719	$1,448,109
Diversified Consumer Services - 1.37%
Apollo Group, Inc., Class A (I)	14,540	783,270
Weight Watchers International, Inc.	17,624	969,496
		1,752,766
Hotels, Restaurants & Leisure - 4.62%
Arcos Dorados Holdings, Inc., Class A	39,564	812,249
Bally Technologies, Inc. (I)	9,003	356,159
Chipotle Mexican Grill, Inc. (I)(L)	5,912	1,996,719
Las Vegas Sands Corp. (I)	20,192	862,804
Panera Bread Company, Class A (I)	6,666	942,906
Starwood Hotels & Resorts Worldwide, Inc.	19,913	955,227
		5,926,064
Internet & Catalog Retail - 1.38%
priceline.com, Inc. (I)	3,791	1,773,089
Media - 0.57%
CBS Corp., Class B	27,000	732,780
Specialty Retail - 7.43%
GNC Holdings, Inc., Class A (I)	13,392	387,698
O’Reilly Automotive, Inc. (I)	43,186	3,452,721
PetSmart, Inc.	40,531	2,078,835
Tiffany & Company	9,053	599,852
Tractor Supply Company	15,992	1,121,839
Ulta Salon Cosmetics & Fragrance, Inc. (I)	29,093	1,888,718
		9,529,663
Textiles, Apparel & Luxury Goods - 2.29%
Deckers Outdoor Corp. (I)	9,952	752,073
Fossil, Inc. (I)	11,061	877,801
Lululemon Athletica, Inc. (I)(L)	13,461	628,090
Michael Kors Holdings Ltd. (I)	24,581	669,832
		2,927,796
		24,090,267
Consumer Staples - 7.81%
Beverages - 0.54%
Hansen Natural Corp. (I)	7,500	691,050
Food & Staples Retailing - 3.79%
Costco Wholesale Corp.	20,246	1,686,897
The Fresh Market, Inc. (I)	16,814	670,879
Whole Foods Market, Inc.	35,896	2,497,644
		4,855,420
Food Products - 2.58%
Green Mountain Coffee Roasters, Inc. (I)(L)	11,500	515,775
Mead Johnson Nutrition Company	26,700	1,835,091
The J.M. Smucker Company	12,326	963,523
		3,314,389
Household Products - 0.90%
Church & Dwight Company, Inc.	25,329	1,159,055
		10,019,914
Energy - 10.75%
Energy Equipment & Services - 5.47%
Atwood Oceanics, Inc. (I)	18,983	755,334
National Oilwell Varco, Inc.	57,730	3,925,063
Oceaneering International, Inc.	14,784	681,986
Oil States International, Inc. (I)	21,697	1,657,000
		7,019,383

The accompanying notes are an integral part of the financial statements.

125

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 5.28%
Cabot Oil & Gas Corp.	21,073	$1,599,441
Concho Resources, Inc. (I)(L)	23,524	2,205,375
Linn Energy LLC	28,200	1,069,062
SandRidge Energy, Inc. (I)	121,400	990,624
SM Energy Company	12,311	899,934
		6,764,436
		13,783,819
Financials - 5.18%
Capital Markets - 2.29%
KKR & Company LP	57,133	733,016
Lazard, Ltd., Class A	44,815	1,170,120
Raymond James Financial, Inc.	33,297	1,030,875
		2,934,011
Commercial Banks - 1.08%
East West Bancorp, Inc.	34,900	689,275
SVB Financial Group (I)(L)	14,600	696,274
		1,385,549
Consumer Finance - 1.14%
Discover Financial Services	61,076	1,465,824
Real Estate Management & Development - 0.67%
CBRE Group, Inc. (I)	56,250	856,125
		6,641,509
Health Care - 13.70%
Biotechnology - 3.13%
Alexion Pharmaceuticals, Inc. (I)	32,300	2,309,450
Cepheid, Inc. (I)(L)	19,600	674,436
Grifols SA (I)(L)	61,100	1,025,775
		4,009,661
Health Care Equipment & Supplies - 2.81%
Intuitive Surgical, Inc. (I)	2,876	1,331,617
MAKO Surgical Corp. (I)(L)	24,630	620,922
Sirona Dental Systems, Inc. (I)	18,800	827,952
The Cooper Companies, Inc.	11,700	825,084
		3,605,575
Health Care Providers & Services - 0.93%
Catalyst Health Solutions, Inc. (I)	22,988	1,195,376
Health Care Technology - 3.90%
Allscripts Healthcare Solutions, Inc. (I)	45,500	861,770
Cerner Corp. (I)(L)	19,800	1,212,750
SXC Health Solutions Corp. (I)	51,765	2,923,687
		4,998,207
Pharmaceuticals - 2.93%
Elan Corp. PLC, ADR (I)	55,787	766,513
Questcor Pharmaceuticals, Inc. (I)(L)	42,944	1,785,612
Shire PLC, ADR	11,582	1,203,370
		3,755,495
		17,564,314
Industrials - 14.73%
Aerospace & Defense - 3.84%
BE Aerospace, Inc. (I)	51,800	2,005,178
Precision Castparts Corp.	3,920	645,977
Spirit Aerosystems Holdings, Inc., Class A (I)	15,393	319,867
TransDigm Group, Inc. (I)	20,361	1,948,140
		4,919,162
Commercial Services & Supplies - 1.81%
Clean Harbors, Inc. (I)	19,052	1,214,184
Stericycle, Inc. (I)	14,183	1,105,139
		2,319,323
Construction & Engineering - 1.38%
Chicago Bridge & Iron Company NV	28,117	1,062,823
Quanta Services, Inc. (I)	32,740	705,220
		1,768,043
Electrical Equipment - 0.96%
Polypore International, Inc. (I)	27,994	1,231,456
Machinery - 3.32%
Chart Industries, Inc. (I)	20,032	1,083,130
Joy Global, Inc.	26,384	1,978,008
Pall Corp.	5,637	322,155
Titan International, Inc. (L)	35,398	688,845
Woodward, Inc.	4,692	192,044
		4,264,182
Road & Rail - 1.48%
Kansas City Southern (I)	27,977	1,902,716
Trading Companies & Distributors - 1.94%
Fastenal Company (L)	46,691	2,036,195
United Rentals, Inc. (I)(L)	15,128	447,032
		2,483,227
		18,888,109
Information Technology - 19.17%
Communications Equipment - 0.40%
Aruba Networks, Inc. (I)(L)	27,929	517,245
Computers & Peripherals - 2.40%
Apple, Inc. (I)	7,592	3,074,760
Electronic Equipment, Instruments & Components - 2.44%
Jabil Circuit, Inc.	105,744	2,078,927
Trimble Navigation, Ltd. (I)	24,259	1,052,841
		3,131,768
Internet Software & Services - 2.40%
Baidu, Inc., ADR (I)	14,877	1,732,724
LinkedIn Corp., Class A (I)(L)	9,091	572,824
Rackspace Hosting, Inc. (I)	17,878	768,933
		3,074,481
IT Services - 4.16%
Alliance Data Systems Corp. (I)(L)	27,859	2,892,879
Cognizant Technology
Solutions Corp., Class A (I)	12,874	827,927
Teradata Corp. (I)	33,293	1,615,043
		5,335,849
Semiconductors & Semiconductor Equipment - 3.05%
ARM Holdings PLC	94,311	869,448
Avago Technologies, Ltd.	33,600	969,696
Cypress Semiconductor Corp. (I)	46,849	791,280
Xilinx, Inc.	39,880	1,278,553
		3,908,977
Software - 4.32%
Check Point Software Technologies, Ltd. (I)(L)	33,926	1,782,472
CommVault Systems, Inc. (I)	21,493	918,181
NetSuite, Inc. (I)	35,100	1,423,305
Salesforce.com, Inc. (I)(L)	6,450	654,417
Solera Holdings, Inc.	16,973	755,977
		5,534,352
		24,577,432

The accompanying notes are an integral part of the financial statements.

126

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Materials - 6.54%
Chemicals - 3.29%
Airgas, Inc.	22,001	$1,717,838
Albemarle Corp.	15,906	819,318
FMC Corp.	12,527	1,077,823
Rockwood Holdings, Inc. (I)	15,328	603,463
		4,218,442
Containers & Packaging - 1.66%
Crown Holdings, Inc. (I)	32,957	1,106,696
Rock-Tenn Company, Class A	17,870	1,031,099
		2,137,795
Metals & Mining - 1.59%
Carpenter Technology Corp.	12,101	622,959
Cliffs Natural Resources, Inc.	22,682	1,414,223
		2,037,182
		8,393,419
Telecommunication Services - 1.43%
Wireless Telecommunication Services - 1.43%
SBA Communications Corp., Class A (I)	29,470	1,266,031
Tim Participacoes SA, ADR	22,000	567,600
		1,833,631
Utilities - 0.63%
Gas Utilities - 0.63%
National Fuel Gas Company	14,539	808,074
TOTAL COMMON STOCKS (Cost $114,586,679)		$126,600,488

SECURITIES LENDING COLLATERAL - 12.35%
Securities Lending Collateral - 12.35%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,582,363	15,834,391
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,833,384)		$15,834,391

SHORT-TERM INVESTMENTS - 1.64%
Money Market Funds - 1.64%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	2,106,773	2,106,773
TOTAL SHORT-TERM INVESTMENTS (Cost $2,106,773)		$2,106,773
Total Investments (Heritage Trust)
(Cost $132,526,836) - 112.72%		$144,541,652
Other assets and liabilities, net - (12.72%)		(16,306,163)
TOTAL NET ASSETS - 100.00%		$128,235,489

International Core Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.22%
Australia - 4.71%
Billabong International, Ltd. (L)	230,886	$416,554
BlueScope Steel, Ltd.	714,326	295,225
Charter Hall Office REIT	262,414	942,798
Commonwealth Bank of Australia	46,580	2,340,793
Dexus Property Group	946,453	803,730
Goodman Fielder, Ltd.	1,174,213	521,757
Goodman Group	1,530,445	890,750
GPT Group	359,420	1,127,650
Iluka Resources, Ltd.	56,531	893,157
Investa Office Fund	1,350,078	827,721
Mirvac Group	635,948	767,195
National Australia Bank, Ltd.	54,378	1,296,364
OneSteel, Ltd., ADR	318,859	228,477
Pacific Brands, Ltd.	485,852	272,807
Qantas Airways, Ltd. (I)	185,753	276,979
QBE Insurance Group, Ltd.	288,813	3,823,763
Resolute Mining, Ltd. (I)	215,620	362,587
Stockland	437,188	1,424,612
TABCORP Holdings, Ltd.	229,182	639,256
Telstra Corp., Ltd.	1,772,542	6,033,396
Wesfarmers, Ltd.	82,435	2,484,215
Westpac Banking Corp.	169,085	3,451,298
		30,121,084
Austria - 0.56%
Andritz AG	8,157	675,807
OMV AG	57,550	1,747,957
Raiffeisen Bank International AG (L)	14,658	379,193
Voestalpine AG	28,689	807,226
		3,610,183
Belgium - 0.52%
Ageas	331,559	513,653
Anheuser-Busch InBev NV	7,292	445,341
Belgacom SA	34,012	1,064,657
Colruyt SA	17,475	660,212
Delhaize Group SA	5,011	280,965
Mobistar SA (I)	6,939	362,434
		3,327,262
Bermuda - 0.02%
Golden Ocean Group, Ltd.	254,165	159,282
Canada - 2.64%
BCE, Inc. (L)	31,100	1,296,507
Canadian National Railway Company	22,100	1,738,714
Canadian Natural Resources, Ltd.	85,400	3,198,047
Canadian Pacific Railway, Ltd. (L)	6,100	413,213
Enbridge, Inc.	15,700	587,007
Encana Corp. (L)	139,800	2,592,218
First Quantum Minerals, Ltd.	22,700	446,758
Husky Energy, Inc. (L)	37,500	903,681
IGM Financial, Inc. (L)	12,900	560,066
Metro, Inc. (L)	13,600	720,883
National Bank of Canada (L)	10,335	731,845
Research In Motion, Ltd. (I)	81,700	1,186,906
RONA, Inc.	30,000	286,822
Sun Life Financial, Inc. (Toronto
Stock Exchange) (L)	93,200	1,729,060
Valeant Pharmaceuticals International, Inc. (I)	8,500	397,654
Yellow Media, Inc. (I)(L)	510,800	92,759
		16,882,140
Denmark - 0.48%
H. Lundbeck A/S	6,446	120,979
Novo Nordisk A/S	25,377	2,919,514
		3,040,493
Finland - 0.48%
Neste Oil OYJ	42,099	423,503
Nokia OYJ	428,626	2,071,242
Sampo OYJ	22,433	555,833
		3,050,578

The accompanying notes are an integral part of the financial statements.

127

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France - 11.51%
Air France KLM (I)(L)	114,183	$583,379
Alcatel-Lucent (I)(L)	292,845	456,534
Altran Technologies SA (I)	47,174	170,567
Archos SA (I)(L)	20,509	176,193
Arkema SA	17,997	1,271,414
BNP Paribas SA	47,221	1,848,612
Cie de Saint-Gobain	22,798	873,708
Cie Generale d’Optique
Essilor International SA	10,522	741,843
Cie Generale de Geophysique-Veritas (I)	16,779	390,422
Cie Generale des Etablissements Michelin	12,737	748,786
Dassault Systemes SA	10,088	807,743
France Telecom SA	106,456	1,666,008
L’Oreal SA	6,932	723,417
Lagardere SCA	32,589	856,864
LVMH Moet Hennessy Louis Vuitton SA	10,299	1,451,011
Peugeot SA	35,787	558,049
Rallye SA	7,602	212,004
Renault SA	32,195	1,109,704
Safran SA	11,764	351,632
Sanofi	345,797	25,302,313
Societe Generale SA	30,518	677,317
SOITEC (I)(L)	32,510	159,102
Total SA-Strip VVPR	471,064	24,043,571
Unibail-Rodamco SE	7,175	1,284,146
Valeo SA	27,633	1,093,449
Vinci SA	30,401	1,326,338
Vivendi SA	155,085	3,385,668
Wendel SA	9,842	652,898
Zodiac Aerospace	7,542	636,454
		73,559,146
Germany - 6.31%
Aareal Bank AG (I)	22,529	405,779
Adidas AG	21,109	1,373,010
Aixtron SE NA (L)	19,052	242,874
Aurubis AG	24,830	1,323,947
BASF SE	76,278	5,319,721
Bayerische Motoren Werke (BMW) AG	33,893	2,265,924
Bilfinger Berger SE	11,419	969,382
Continental AG (I)	4,891	304,430
Deutsche Lufthansa AG	31,841	378,491
Deutsche Post AG	22,461	345,330
E.ON AG	534,891	11,498,130
Fresenius Medical Care AG & Company KGaA	14,083	956,886
Fresenius SE & Company KGaA	15,393	1,424,006
GEA Group AG	32,410	916,494
Heidelberger Druckmaschinen AG (I)(L)	46,237	74,202
Infineon Technologies AG	99,233	746,898
Kloeckner & Company SE	37,903	486,581
Lanxess AG	23,780	1,230,326
Leoni AG	30,193	1,003,257
Linde AG	8,366	1,244,567
Puma SE	2,371	690,438
RWE AG	53,729	1,882,255
Salzgitter AG	15,141	756,942
SAP AG	24,646	1,303,115
SGL Carbon SE (I)(L)	7,100	349,999
Software AG	21,623	799,107
Suedzucker AG	36,298	1,155,453
Volkswagen AG	6,356	852,107
		40,299,651
Greece - 0.23%
OPAP SA	136,608	1,207,119
Public Power Corp. SA	54,840	266,782
		1,473,901
Hong Kong - 1.56%
AIA Group, Ltd.	368,800	1,149,485
CLP Holdings, Ltd.	277,096	2,357,762
Emperor Watch & Jewellery, Ltd.	2,590,000	324,607
Esprit Holdings, Ltd.	481,530	620,651
Hong Kong & China Gas Company, Ltd.	357,720	829,644
Melco International Development Ltd. (I)	921,000	680,251
Pacific Basin Shipping, Ltd.	757,000	303,857
Power Assets Holdings, Ltd.	289,146	2,138,409
Swire Pacific, Ltd.	74,500	897,519
Yue Yuen Industrial Holdings, Ltd.	202,782	640,643
		9,942,828
Ireland - 1.32%
C&C Group PLC	89,044	330,679
C&C Group PLC - London Exchange	3,273	12,058
CRH PLC	162,906	3,234,174
DCC PLC	26,442	624,255
DCC PLC (Irish Stock Exchange)	33	782
Kerry Group PLC	36,298	1,328,624
Paddy Power PLC	7,891	453,586
Paddy Power PLC - London Exchange	6,270	362,881
Shire PLC	59,590	2,068,287
		8,415,326
Israel - 0.05%
Bezeq The
Israeli Telecommunication Corp., Ltd.	96,839	177,628
Discount Investment Corp.	24,886	155,325
		332,953
Italy - 5.30%
Banco Popolare Societa Cooperativa (L)	675,021	868,735
BGP Holdings PLC	2,126,418	3
Davide Campari Milano SpA	81,420	541,168
Enel SpA	2,277,571	9,229,618
ENI SpA	639,200	13,203,030
Finmeccanica SpA (I)(L)	265,386	978,579
Fondiaria-Sai SpA (I)(L)	85,246	68,314
Italcementi SpA - RSP	34,167	85,877
Lottomatica SpA (I)	16,367	244,935
Mediaset SpA	110,881	305,892
Pirelli & C. SpA	113,366	950,652
Recordati SpA	47,565	342,900
Saipem SpA	30,181	1,275,646
Snam Rete Gas SpA	259,337	1,139,882
Telecom Italia SpA	1,602,375	1,710,951
Telecom Italia SpA, RSP	1,640,805	1,464,157
Terna Rete Elettrica Nazionale SpA	208,256	699,871
Tod’s SpA	4,898	398,291
Unicredit SpA (I)(L)	42,977	354,321
		33,862,822
Japan - 23.77%
Advance Residence Investment Corp.	215	415,038
AEON Company, Ltd.	181,000	2,484,138
Aiful Corp. (I)	243,500	341,556
Aisin Seiki Company, Ltd.	17,700	503,618
Alps Electric Company, Ltd.	130,354	894,139
Anritsu Corp. (L)	86,000	946,285
Asahi Group Holdings, Ltd.	14,100	309,811
Astellas Pharma, Inc.	80,326	3,263,794
Bandai Namco Holdings, Inc.	18,700	266,093

The accompanying notes are an integral part of the financial statements.

128

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Bridgestone Corp.	85,600	$1,937,613
Calsonic Kansei Corp.	116,000	660,500
Canon, Inc.	22,000	973,475
CAPCOM Company, Ltd.	16,000	377,327
Circle K Sunkus Company, Ltd.	15,900	263,209
Cosmo Oil Company, Ltd.	202,000	563,656
CyberAgent, Inc.	228	739,757
Daikyo, Inc. (I)	347,000	684,500
Dainippon Screen
Manufacturing Company, Ltd.	32,000	269,015
Daito Trust Construction Company, Ltd.	53,400	4,581,747
Dena Company, Ltd.	38,500	1,151,573
Don Quijote Company, Ltd.	26,200	899,650
EDION Corp.	52,700	429,502
Eisai Company, Ltd.	46,920	1,942,078
Electric Power Development Company, Ltd.	17,800	473,100
FANUC Corp.	10,400	1,589,638
Fast Retailing Company, Ltd.	9,400	1,708,239
Fuji Heavy Industries, Ltd.	117,884	711,017
Gree, Inc.	35,100	1,207,007
Gunze, Ltd.	92,000	268,756
Hanwa Company, Ltd.	95,000	414,149
Haseko Corp. (I)	945,500	625,617
Hikari Tsushin, Inc.	15,000	373,257
Hitachi, Ltd.	479,000	2,510,710
Honda Motor Company, Ltd.	25,188	767,032
Hosiden Corp.	34,800	232,146
Inpex Corp.	248	1,559,568
ITOCHU Corp.	260,300	2,639,434
Japan Tobacco, Inc.	164	770,855
JFE Holdings, Inc.	84,200	1,530,566
JGC Corp.	27,000	647,237
Juki Corp. (L)	97,000	217,566
JX Holdings, Inc.	861,700	5,198,242
K’s Holding Corp.	45,100	1,785,204
Kajima Corp.	685,000	2,103,061
Kakaku.com, Inc.	21,800	798,470
Kao Corp.	100,050	2,731,527
Kawasaki Kisen Kaisha, Ltd. (I)	441,000	794,723
KDDI Corp.	848	5,458,941
Kinugawa Rubber Industrial Company, Ltd.	62,000	546,237
Konami Corp.	36,577	1,094,103
Lawson, Inc.	18,300	1,142,012
Leopalace21 Corp. (I)(L)	173,600	339,798
Makino Milling Machine Company, Ltd.	65,000	399,390
Marubeni Corp.	262,176	1,594,490
Marui Company, Ltd.	15,990	124,476
Mazda Motor Corp. (I)	559,512	986,898
Mitsubishi Chemical Holdings Corp.	338,500	1,862,200
Mitsubishi Corp.	49,505	998,269
Mitsubishi Heavy Industries, Ltd.	181,000	770,342
Mitsubishi UFJ Lease &
Finance Company, Ltd.	24,450	967,852
Mitsui & Company, Ltd.	94,400	1,465,385
Mitsui Mining & Smelting Company, Ltd.	213,000	549,404
Mitsui O.S.K. Lines, Ltd.	247,000	955,357
Mizuho Financial Group, Inc.	1,220,000	1,646,412
Nachi-Fujikoshi Corp. (L)	56,000	247,538
NET One Systems Company, Ltd.	214	583,417
NICHIREI Corp.	99,000	480,081
Nintendo Company, Ltd.	7,100	978,784
Nippon Chemi-Con Corp.	133,000	448,373
Nippon Light Metal Company, Ltd.	504,000	666,967
Nippon Paper Group, Inc. (L)	36,100	787,534
Nippon Steel Corp.	687,000	1,710,961
Nippon Telegraph & Telephone Corp.	136,900	6,952,665
Nippon Yusen Kabushiki Kaisha	356,000	909,919
Nipro Corp. (L)	52,200	438,440
Nissan Motor Company, Ltd.	173,900	1,560,849
Nisshinbo Holdings, Inc.	50,000	450,255
Nitori Holdings Company, Ltd.	12,900	1,209,477
Nitto Denko Corp.	15,200	542,963
Nomura Research Institute, Ltd.	14,100	318,431
NTT DoCoMo, Inc.	1,999	3,672,736
Obayashi Corp.	180,000	799,076
OKUMA Corp.	110,000	701,897
Ono Pharmaceutical Company, Ltd.	9,300	521,741
ORIX Corp.	24,050	1,982,550
Osaka Gas Company, Ltd.	289,880	1,143,680
Penta-Ocean Construction Company, Ltd. (L)	289,000	883,337
Point, Inc.	15,140	642,856
Resona Holdings, Inc.	973,300	4,282,281
Ricoh Company, Ltd.	75,000	652,951
Round One Corp.	100,200	650,169
Ryohin Keikaku Company, Ltd.	18,900	922,682
Sankyo Company, Ltd.	27,400	1,387,492
Sanrio Company, Ltd.	11,900	610,894
SCSK Corp. (L)	24,400	389,670
Secom Company, Ltd.	11,700	539,245
Sega Sammy Holdings, Inc.	51,300	1,107,230
Seven & I Holdings Company, Ltd.	45,300	1,261,330
Shimamura Company, Ltd.	6,800	695,616
Showa Shell Sekiyu KK	68,800	463,290
Sojitz Corp.	761,000	1,174,834
Sumitomo Corp.	308,100	4,163,471
Sumitomo Osaka Cement Company, Ltd.	172,000	469,988
Taiheiyo Cement Corp.	1,010,000	1,930,534
Taisei Corp.	635,000	1,607,333
Taisho Pharmaceutical
Holdings Company, Ltd. (I)	200	15,414
Takeda Pharmaceutical Company, Ltd.	202,911	8,912,898
Toho Zinc Company, Ltd.	114,000	432,715
Tokyo Tatemono Company, Ltd.	267,000	806,927
TonenGeneral Sekiyu KK (L)	79,867	871,992
Toray Industries, Inc.	192,000	1,373,050
Tosoh Corp.	191,000	510,283
Toyo Engineering Corp.	71,000	254,229
Toyota Motor Corp.	32,300	1,074,968
Toyota Tsusho Corp.	105,100	1,855,468
UNY Company, Ltd.	123,800	1,113,646
USS Company, Ltd.	9,900	894,708
Yahoo! Japan Corp.	1,954	628,811
Yamada Denki Company, Ltd.	50,790	3,450,953
Yamato Transport Company, Ltd.	33,200	558,963
Zeon Corp.	92,000	797,472
		151,952,795
Jersey, C.I. - 0.20%
Randgold Resources, Ltd.	12,636	1,291,209
Netherlands - 4.55%
Aegon NV (I)	102,336	407,618
CSM NV	26,515	413,664
European Aeronautic Defence &
Space Company NV	55,985	1,741,761
ING Groep NV (I)	412,518	2,939,698
Koninklijke BAM Groep NV	142,829	601,706
Royal Dutch Shell PLC, B Shares	261,319	9,944,807
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	247,934	9,114,709
Unilever NV	105,955	3,638,654

The accompanying notes are an integral part of the financial statements.

129

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Wereldhave NV	3,820	$252,777
		29,055,394
New Zealand - 0.60%
Chorus, Ltd. (I)	282,734	686,650
Fletcher Building, Ltd. (New
Zealand Exchange)	153,175	731,662
Telecom Corp. of New Zealand, Ltd.	1,512,812	2,420,809
		3,839,121
Norway - 0.11%
Telenor ASA	18,528	303,135
TGS Nopec Geophysical Company ASA	18,674	412,828
		715,963
Portugal - 0.23%
Electricidade de Portugal SA	208,834	646,150
Jeronimo Martins SGPS SA (I)	49,221	812,956
		1,459,106
Singapore - 1.50%
CapitaCommercial Trust	341,000	276,876
Ezra Holdings, Ltd. (I)	458,000	297,017
Golden Agri-Resources, Ltd.	4,100,000	2,253,756
Neptune Orient Lines, Ltd.	146	126
Oversea-Chinese Banking Corp., Ltd.	49,807	299,907
SembCorp Marine, Ltd.	164,426	482,252
Singapore Exchange, Ltd.	229,000	1,079,877
Singapore Press Holdings, Ltd.	320,000	909,496
Singapore Telecommunications, Ltd.	1,545,210	3,682,902
Swiber Holdings, Ltd. (I)	333,000	136,852
Venture Corp., Ltd.	40,000	191,319
		9,610,380
Spain - 4.64%
Banco Popular Espanol SA (L)	380,379	1,730,872
Banco Santander SA	539,809	4,078,442
Ferrovial SA	105,361	1,270,318
Fomento de Construcciones y Contratas SA (L)	22,920	593,819
Gas Natural SDG SA	173,490	2,969,030
Grifols SA (I)(L)	47,354	795,001
Grifols SA, B Shares (I)	4,735	51,478
Iberdrola SA	332,550	2,073,789
Inditex SA	29,627	2,420,616
Red Electrica De Espana	15,760	672,456
Repsol YPF SA	123,586	3,775,596
Telefonica SA	535,900	9,248,436
		29,679,853
Sweden - 0.62%
Boliden AB	61,788	896,031
Investor AB, B Shares	59,029	1,096,884
NCC AB	36,841	646,938
Swedbank AB, Class A	88,407	1,142,861
Trelleborg AB, Series B	17,866	154,755
		3,937,469
Switzerland - 4.50%
Nestle SA	140,587	8,071,495
Novartis AG	220,279	12,583,730
Roche Holdings AG	27,076	4,579,028
Swisscom AG	1,235	466,925
Syngenta AG (I)	2,898	852,932
The Swatch Group AG, BR Shares	3,301	1,229,894
Wolseley PLC	29,924	986,294
		28,770,298
United Kingdom - 18.77%
3i Group PLC	202,265	565,713
Aggreko PLC	51,300	1,600,194
Amlin PLC	89,585	435,281
ARM Holdings PLC	227,117	2,093,780
ASOS PLC (I)	14,441	276,530
Associated British Foods PLC	32,005	549,839
AstraZeneca PLC	422,649	19,577,035
Aviva PLC	161,733	750,809
BAE Systems PLC	589,050	2,597,211
Barclays PLC	1,771,062	4,797,755
BG Group PLC	160,337	3,419,559
Bodycote PLC	30,469	123,903
BP PLC	984,128	7,018,066
British American Tobacco PLC	157,128	7,450,313
BT Group PLC	1,679,730	4,960,360
Burberry Group PLC	135,619	2,481,862
Cobham PLC	243,419	690,683
Cookson Group PLC	50,920	399,813
Diageo PLC	56,377	1,230,198
Dixons Retail PLC (I)	851,145	129,595
Drax Group PLC	189,638	1,604,390
FirstGroup PLC	160,968	842,022
GlaxoSmithKline PLC	853,850	19,470,018
Home Retail Group PLC	740,991	956,060
IMI PLC	74,225	871,500
Imperial Tobacco Group PLC	53,340	2,016,244
ITV PLC	326,044	343,785
Jazztel PLC (I)	102,834	495,594
Kesa Electricals PLC	208,997	217,921
Legal & General Group PLC	461,802	733,102
Lloyds Banking Group PLC (I)	2,948,694	1,177,742
National Express Group PLC	51,250	176,952
Next PLC	59,687	2,535,223
Pearson PLC	76,423	1,431,218
Prudential PLC	99,446	979,890
Reckitt Benckiser Group PLC	29,708	1,463,961
Rio Tinto PLC	47,706	2,308,707
Rolls-Royce Holdings PLC (I)	79,947	923,424
Royal Bank of Scotland Group PLC (I)	1,982,953	628,645
SABMiller PLC	26,484	928,470
Scottish & Southern Energy PLC	78,860	1,579,816
Smith & Nephew PLC	104,904	1,016,510
Tate & Lyle PLC	26,273	286,865
Taylor Wimpey PLC (I)	837,926	487,195
The Capita Group PLC	46,482	453,297
The Sage Group PLC	194,890	889,344
The Weir Group PLC	47,803	1,499,693
Thomas Cook Group PLC (L)	824,654	187,997
Travis Perkins PLC	33,815	415,775
United Utilities Group PLC	48,142	452,824
Vodafone Group PLC	3,743,080	10,392,138
William Hill PLC	290,358	912,207
Yell Group PLC (I)(L)	1,294,859	106,162
		119,933,190
United States - 0.04%
Boart Longyear Group	86,477	245,082
TOTAL COMMON STOCKS (Cost $664,179,816)		$608,567,509

PREFERRED SECURITIES - 0.80%
Germany - 0.80%
Hugo Boss AG	6,091	448,540
Porsche Automobil Holding SE	42,739	2,287,187
ProSiebenSat.1 Media AG	12,908	235,792

The accompanying notes are an integral part of the financial statements.

130

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Germany (continued)
Volkswagen AG	14,398	$2,153,062
		5,124,581
TOTAL PREFERRED SECURITIES (Cost $5,590,971)		$5,124,581

SECURITIES LENDING COLLATERAL - 2.89%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,846,636	18,478,920
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,477,654)		$18,478,920

SHORT-TERM INVESTMENTS - 2.98%
Money Market Funds - 2.98%
State Street Institutional Treasury Money
Market Fund, 0.0064% (Y)	19,021,598	19,021,598
TOTAL SHORT-TERM INVESTMENTS (Cost $19,021,598)		$19,021,598
Total Investments (International Core Trust)
(Cost $707,270,039) - 101.89%		$651,192,608
Other assets and liabilities, net - (1.89%)		(12,074,245)
TOTAL NET ASSETS - 100.00%		$639,118,363

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 90.42%
Australia - 5.80%
BHP Billiton, Ltd.	89,571	$3,161,731
Brambles, Ltd.	439,743	3,215,150
CSL, Ltd.	56,355	1,844,418
QBE Insurance Group, Ltd.	138,403	1,832,398
WorleyParsons, Ltd.	119,112	3,120,580
		13,174,277
Belgium - 1.92%
Anheuser-Busch InBev NV	71,251	4,351,481
Brazil - 2.45%
Banco Bradesco SA, ADR	231,846	3,867,191
Petroleo Brasileiro SA, Class A, ADR	71,945	1,689,988
		5,557,179
Canada - 5.83%
Agrium, Inc.	25,981	1,743,883
Canadian National Railway Company	25,441	2,001,567
Canadian Natural Resources, Ltd.	49,826	1,865,877
Cenovus Energy, Inc.	63,043	2,093,492
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	4,949	2,122,957
Suncor Energy, Inc.	118,088	3,405,571
		13,233,347
China - 1.20%
Industrial & Commercial Bank of China	4,557,000	2,717,934
Denmark - 1.49%
Novo Nordisk A/S	29,391	3,381,308
France - 6.23%
BNP Paribas SA	43,044	1,685,090
Cap Gemini SA	50,192	1,561,226
Cie Generale des Etablissements Michelin	20,588	1,210,332
Danone SA	44,540	2,797,689
Eutelsat Communications	38,739	1,508,751
L’Oreal SA	13,754	1,435,354
Publicis Groupe SA	25,186	1,155,904
Schneider Electric SA	24,878	1,300,144
Total SA-Strip VVPR	29,568	1,509,180
		14,163,670
Germany - 4.88%
Adidas AG	49,609	3,226,759
Bayer AG	17,668	1,129,563
Bayerische Motoren Werke (BMW) AG	10,905	729,056
Fresenius Medical Care AG &
Company KGaA	39,499	2,683,806
SAP AG	62,828	3,321,924
		11,091,108
Hong Kong - 2.27%
China Mobile, Ltd.	264,000	2,573,975
Hutchison Whampoa, Ltd.	310,000	2,593,680
		5,167,655
India - 0.88%
Infosys, Ltd., ADR	38,796	1,993,338
Ireland - 1.73%
Shire PLC	59,168	2,053,640
WPP PLC	179,157	1,870,988
		3,924,628
Israel - 1.72%
Teva Pharmaceutical Industries, Ltd., ADR	97,060	3,917,342
Japan - 9.16%
Canon, Inc.	89,800	3,973,550
Denso Corp.	91,300	2,517,569
FANUC Corp.	13,700	2,094,043
Keyence Corp.	8,900	2,143,967
Komatsu, Ltd.	57,400	1,338,609
Nidec Corp.	28,000	2,430,293
Toyota Motor Corp.	72,300	2,406,198
Yamada Denki Company, Ltd.	57,500	3,906,867
		20,811,096
Mexico - 3.43%
America Movil SAB de CV, Series L, ADR	123,591	2,793,157
Fomento Economico Mexicano SAB
de CV, ADR	41,571	2,897,914
Grupo Televisa SA, ADR	99,937	2,104,673
		7,795,744
Netherlands - 4.36%
Koninklijke (Royal) KPN NV	27,423	327,402
Koninklijke Ahold NV	176,479	2,373,256
Royal Dutch Shell PLC, B Shares	90,810	3,455,883
Unilever NV	89,232	3,064,361
Vimpelcom, Ltd., ADR	71,358	675,760
		9,896,662
Russia - 0.91%
Gazprom OAO, ADR (London Exchange)	195,385	2,077,557
Singapore - 2.34%
Keppel Corp., Ltd.	409,200	2,925,227
United Overseas Bank, Ltd.	203,000	2,383,968
		5,309,195
South Korea - 2.46%
Hyundai Mobis (I)	10,719	2,721,063

The accompanying notes are an integral part of the financial statements.

131

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
NHN Corp. (I)	15,655	$2,867,913
		5,588,976
Spain - 0.53%
Amadeus IT Holding SA, A Shares	74,690	1,206,578
Sweden - 3.00%
Kinnevik Investment AB	56,310	1,095,934
Swedbank AB, Class A	152,939	1,977,083
Telefonaktiebolaget LM Ericsson, B Shares	252,056	2,560,350
Volvo AB, Series B	107,828	1,172,261
		6,805,628
Switzerland - 8.86%
ABB, Ltd. (I)	134,666	2,533,477
Informa PLC	325,288	1,818,193
Julius Baer Group, Ltd. (I)	61,067	2,375,017
Nestle SA	62,260	3,574,522
Novartis AG	67,019	3,828,549
Roche Holdings AG	16,490	2,788,749
Syngenta AG (I)	10,902	3,208,651
		20,127,158
Taiwan - 1.33%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,209,000	3,023,445
Turkey - 0.62%
Akbank AS	446,082	1,414,832
United Kingdom - 17.02%
BG Group PLC	172,380	3,676,404
British American Tobacco PLC	77,690	3,683,715
Centrica PLC	452,358	2,030,229
Compass Group PLC	543,501	5,146,095
GlaxoSmithKline PLC	82,071	1,871,433
Imperial Tobacco Group PLC	126,274	4,773,139
International Power PLC	305,730	1,599,451
Kingfisher PLC	540,845	2,102,665
Next PLC	68,090	2,892,143
Reed Elsevier PLC	400,779	3,231,922
Smith & Nephew PLC	217,204	2,104,686
Tesco PLC	480,049	3,005,137
Vodafone Group PLC	919,421	2,552,644
		38,669,663
TOTAL COMMON STOCKS (Cost $217,049,717)		$205,399,801

PREFERRED SECURITIES - 0.98%
Germany - 0.98%
Volkswagen AG	14,946	2,235,009
TOTAL PREFERRED SECURITIES (Cost $2,682,158)		$2,235,009

SHORT-TERM INVESTMENTS - 10.07%
Money Market Funds - 10.07%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	$22,865,085	22,865,085
TOTAL SHORT-TERM INVESTMENTS (Cost $22,865,085)		$22,865,085
Total Investments (International Growth Stock Trust)
(Cost $242,596,960) - 101.47%		$230,499,895
Other assets and liabilities, net - (1.47%)		(3,340,996)
TOTAL NET ASSETS - 100.00%		$227,158,899

International Opportunities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.51%
Argentina - 2.38%
Arcos Dorados Holdings, Inc., Class A	198,595	$4,077,155
MercadoLibre, Inc.	70,659	5,620,217
		9,697,372
Belgium - 2.64%
Anheuser-Busch InBev NV	175,766	10,734,479
Brazil - 3.71%
BR Malls Participacoes SA	558,100	5,421,671
OGX Petroleo e Gas Participacoes SA (I)	1,325,300	9,677,301
		15,098,972
Canada - 5.21%
Canadian National Railway Company	136,347	10,711,420
Imax Corp. (I)	135,146	2,477,226
Pacific Rubiales Energy Corp.	201,552	3,705,589
Potash Corp. of Saskatchewan, Inc.	104,835	4,327,589
		21,221,824
China - 3.29%
Baidu, Inc., ADR (I)	80,442	9,369,080
CNOOC, Ltd.	2,297,500	4,031,003
		13,400,083
Denmark - 3.41%
Novo Nordisk A/S	81,036	9,322,842
Novozymes A/S, B shares	147,685	4,547,932
		13,870,774
France - 3.81%
Pernod-Ricard SA	46,207	4,276,737
Publicis Groupe SA	91,582	4,203,127
Schneider Electric SA	134,188	7,012,774
		15,492,638
Germany - 4.32%
Adidas AG	93,826	6,102,802
Bayerische Motoren Werke (BMW) AG	115,026	7,690,088
Infineon Technologies AG	504,752	3,799,123
		17,592,013
Hong Kong - 6.99%
Belle International Holdings, Ltd.	3,009,000	5,272,776
China Unicom Hong Kong, Ltd.	5,110,000	10,812,125
Hang Lung Properties, Ltd.	1,977,000	5,620,757
Li & Fung, Ltd.	3,658,000	6,724,915
		28,430,573
India - 0.94%
ICICI Bank, Ltd., ADR	144,151	3,809,911
Ireland - 6.05%
Accenture PLC, Class A	153,365	8,163,619
Experian PLC	593,699	8,061,743
Shire PLC	241,907	8,396,261
		24,621,623
Israel - 1.00%
Check Point Software Technologies, Ltd. (I)	77,596	4,076,894
Italy - 0.34%
Prada SpA (I)	308,500	1,387,699
Japan - 10.02%
Canon, Inc.	141,500	6,261,217
FANUC Corp.	56,700	8,666,585
Honda Motor Company, Ltd.	199,900	6,087,411
Hoya Corp.	190,800	4,104,213
Marubeni Corp.	666,000	4,050,449
Rakuten, Inc.	3,281	3,528,587

The accompanying notes are an integral part of the financial statements.

132

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sumitomo Realty &
Development Company, Ltd.	232,000	$4,056,617
Yamada Denki Company, Ltd.	59,160	4,019,657
		40,774,736
Luxembourg - 2.54%
Millicom International Cellular SA, ADR	103,345	10,348,304
Mexico - 1.04%
Wal-Mart de Mexico SAB de CV	1,546,300	4,243,967
Netherlands - 5.13%
ASML Holding NV	277,740	11,639,846
Sensata Technologies Holding NV (I)	272,181	7,152,917
Yandex Nv, Class A (I)	106,814	2,104,236
		20,896,999
South Korea - 1.10%
Samsung Electronics Company, Ltd.	4,863	4,466,791
Spain - 1.76%
Inditex SA	87,626	7,159,310
Sweden - 1.12%
Hennes & Mauritz AB, B Shares	142,600	4,575,558
Switzerland - 11.81%
Julius Baer Group, Ltd. (I)	268,630	10,447,554
Nestle SA	143,367	8,231,103
Roche Holdings AG	71,994	12,175,451
The Swatch Group AG, BR Shares	22,800	8,494,873
Xstrata PLC	579,822	8,731,467
		48,080,448
Taiwan - 3.03%
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR	956,397	12,347,085
United Kingdom - 10.51%
ARM Holdings PLC	701,149	6,463,857
British Sky Broadcasting Group PLC	913,558	10,381,087
Reed Elsevier PLC	506,997	4,088,475
Rolls-Royce Holdings PLC (I)	390,882	4,514,866
Standard Chartered PLC	486,197	10,585,731
Tullow Oil PLC	309,949	6,737,281
		42,771,297
United States - 4.36%
Citigroup, Inc.	233,012	6,130,546
Las Vegas Sands Corp. (I)	94,806	4,051,060
Wynn Resorts, Ltd.	68,515	7,570,221
		17,751,827
TOTAL COMMON STOCKS (Cost $406,504,372)		$392,851,177

SHORT-TERM INVESTMENTS - 4.88%
Money Market Funds - 4.88%
State Street Institutional Treasury Money
Market Fund, 0.0064% (Y)	19,875,643	19,875,643
TOTAL SHORT-TERM INVESTMENTS (Cost $19,875,643)		$19,875,643
Total Investments (International Opportunities Trust)
(Cost $426,380,015) - 101.39%		$412,726,820
Other assets and liabilities, net - (1.39%)		(5,659,530)
TOTAL NET ASSETS - 100.00%		$407,067,290

International Small Company Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.25%
Australia - 8.09%
Acrux, Ltd.	36,231	$106,197
Adelaide Brighton, Ltd.	38,741	114,315
Aditya Birla Minerals, Ltd.	16,006	11,258
AED Oil, Ltd. (I)	17,758	2,634
AJ Lucas Group, Ltd. (I)	6,337	6,676
Alesco Corp., Ltd.	8,274	9,791
Alkane Resources, Ltd. (I)	4,321	3,984
Alliance Resources, Ltd. (I)	22,348	4,807
Allied Gold Mining Plc (I)	3,319	7,468
Amalgamated Holdings, Ltd.	8,898	51,426
Ansell, Ltd.	11,256	167,223
Anvil Mining, Ltd. (I)	16,700	120,322
APN News & Media, Ltd.	27,123	19,670
Arafura Resources, Ltd. (I)(L)	20,511	7,663
ARB Corp., Ltd.	8,300	65,568
Aristocrat Leisure, Ltd.	27,834	62,808
ASG Group, Ltd.	14,304	12,669
Aurora Oil and Gas, Ltd. (I)	34,600	120,050
Ausdrill, Ltd.	37,368	114,432
Ausenco, Ltd.	7,289	18,389
Austal, Ltd.	12,187	26,823
Austar United Communications, Ltd. (I)	68,790	83,998
Austbrokers Holdings, Ltd	4,308	26,240
Austin Engineering, Ltd.	7,179	28,997
Australian Agricultural Company, Ltd. (I)	12,266	16,706
Australian Infrastructure Fund	56,281	110,936
Australian Worldwide Exploration, Ltd.	36,008	47,964
Automotive Holdings Group	35,542	62,839
Avexa, Ltd. (I)	96,403	3,071
Bandanna Energy Ltd. (I)	16,730	10,617
Bank of Queensland, Ltd.	1,731	12,919
Beach Energy, Ltd.	119,676	150,879
Beadell Resources, Ltd. (I)	52,180	32,053
Billabong International, Ltd. (L)	8,412	15,177
Biota Holdings, Ltd. (I)	13,694	11,198
Blackmores, Ltd.	1,430	41,674
Bow Energy, Ltd. (I)	27,753	42,984
Bradken, Ltd.	12,037	87,718
Brickworks, Ltd.	1,798	19,946
BT Investment Management, Ltd.	3,141	5,800
Buru Energy, Ltd. (I)	31,343	39,288
Cabcharge Australia, Ltd.	9,047	41,523
Cape Lambert Iron Ore, Ltd. (I)	61,857	29,993
Cardno, Ltd.	2,721	14,433
Carnarvon Petroleum, Ltd. (I)	44,251	4,382
Carsales.com.au, Ltd. (L)	7,284	35,486
Centamin Plc (I)	88,755	113,394
Centrex Metals, Ltd. (I)	12,831	3,669
Chandler Macleod, Ltd.	23,343	8,353
Citigold Corp., Ltd. (I)	12,839	894
Clough, Ltd.	20,047	14,166
Coal of Africa, Ltd. (I)	28,467	24,200
Coalspur Mines, Ltd. (I)	22,551	35,221
Cockatoo Coal, Ltd. (I)	84,085	32,186
Coffey International, Ltd. (I)	25,659	11,163
Compass Resources, Ltd. (I)	15,577	0
Consolidated Media Holdings, Ltd.	18,638	49,605
CSG, Ltd.	23,845	14,505
CSR, Ltd.	40,665	81,401
CuDeco, Ltd. (I)	8,580	32,470
Cue Energy Resources, Ltd. (I)	5,000	1,072
Customers, Ltd.	7,612	7,707
Deep Yellow, Ltd. (I)	57,118	7,608
Devine, Ltd.	8,467	6,324
Discovery Metals, Ltd. (I)	22,724	30,394

The accompanying notes are an integral part of the financial statements.

133

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
DUET Group	86,556	$155,252
DuluxGroup, Ltd.	21,139	62,403
DWS Advanced Business Solutions, Ltd.	12,684	16,218
Dyesol, Ltd. (I)	14,530	3,860
Elders, Ltd. (I)	48,521	12,908
Emeco Holdings, Ltd.	61,822	60,931
Energy World Corp., Ltd. (I)	75,962	53,092
Envestra, Ltd.	81,962	59,870
Evolution Mining, Ltd. (I)	26,424	40,613
Fantastic Holdings, Ltd.	4,687	10,542
FKP Property Group, Ltd.	71,930	35,269
Fleetwood Corp., Ltd.	5,028	61,575
FlexiGroup, Ltd.	15,968	30,453
Flinders Mines, Ltd. (I)	102,814	29,402
Focus Minerals, Ltd. (I)	124,710	6,509
Gascoyne Resources, Ltd. (I)	2,573	657
Gindalbie Metals, Ltd. (I)	45,437	24,312
Goodman Fielder, Ltd.	209,597	93,134
GrainCorp., Ltd.	12,585	100,967
Grange Resources Corp., Ltd.	132,454	75,927
Gryphon Minerals, Ltd. (I)	15,128	17,707
GUD Holdings, Ltd.	6,130	44,169
Gujarat NRE Coking Coal, Ltd. (I)	3,510	646
Gunns, Ltd. (I)	91,122	11,683
GWA International, Ltd.	26,498	58,025
Hastie Group, Ltd. (I)	2,492	1,444
Hillgrove Resources Ltd. (I)	71,641	14,302
Hills Industries, Ltd.	29,039	33,422
Horizon Oil, Ltd. (I)	90,132	18,460
Icon Energy, Ltd. (I)	53,263	8,992
iiNET, Ltd.	7,036	20,576
Imdex, Ltd.	15,820	30,041
IMFAustralia, Ltd.	10,109	13,448
Independence Group NL	19,311	75,010
Indophil Resources NL (I)	145,281	61,675
Industrea, Ltd.	28,662	28,793
Infigen Energy (I)	81,696	22,382
Integra Mining, Ltd. (I)	58,809	32,218
International Ferro Metals, Ltd. (I)	24,339	7,082
Intrepid Mines, Ltd. (I)	38,954	43,260
Invocare, Ltd.	9,175	72,192
IOOF Holdings, Ltd.	24,446	127,709
Iress Market Technology, Ltd.	8,667	61,346
Ivanhoe Australia, Ltd. (I)	6,152	8,945
JB Hi-Fi, Ltd. (L)	6,805	78,613
Kagara, Ltd. (I)	48,216	12,531
Karoon Gas Australia, Ltd. (I)	6,513	29,939
Kingsgate Consolidated, Ltd.	10,049	58,772
Linc Energy, Ltd. (I)	22,798	25,562
M2 Telecommunications Group, Ltd.	10,638	30,485
Macmahon Holdings, Ltd. (I)	67,462	38,574
Matrix Composites & Engineering, Ltd.	1,943	6,052
McMillan Shakespeare, Ltd.	4,446	39,071
McPherson’s, Ltd.	6,941	12,144
Medusa Mining, Ltd.	14,817	67,580
Mermaid Marine Australia, Ltd.	14,850	43,057
Metals X, Ltd. (I)	159,375	38,261
Mincor Resources NL	19,890	13,701
Mineral Deposits, Ltd. (I)	4,722	24,489
Mirabela Nickel, Ltd. (I)	38,240	43,975
Molopo Energy, Ltd. (I)	5,287	3,465
Monadelphous Group, Ltd.	5,137	105,525
Mortgage Choice, Ltd.	13,052	17,081
Mount Gibson Iron, Ltd.	10,942	12,496
Murchison Metals, Ltd. (I)(L)	28,318	12,556
Myer Holdings, Ltd. (L)	47,502	93,871
Navitas, Ltd.	65,859	235,846
Nexus Energy, Ltd. (I)	112,125	23,539
NIB Holdings, Ltd.	43,000	65,959
Nido Petroleum, Ltd. (I)	140,525	5,759
Norton Gold Fields, Ltd. (I)	60,831	10,874
NRW Holdings, Ltd.	18,377	48,403
Nufarm, Ltd. (I)	8,958	38,045
Oakton, Ltd.	7,538	9,519
OceanaGold Corp. (I)	21,200	46,822
OrotonGroup, Ltd.	5,244	40,716
Otto Energy, Ltd. (I)	63,569	5,857
Pacific Brands, Ltd.	68,225	38,309
Pan Pacific Petroleum NL (I)	39,039	5,394
Panoramic Resources, Ltd.	21,653	25,624
PaperlinX, Ltd. (I)	67,848	5,820
Peet, Ltd.	9,595	7,868
Perilya, Ltd. (I)	61,419	20,687
Perpetual, Ltd.	2,322	48,426
Perseus Mining, Ltd. (I)	37,732	92,707
Pharmaxis, Ltd. (I)	25,383	26,952
Photon Group, Ltd. (I)	90,032	4,890
Platinum Australia, Ltd. (I)	36,360	3,042
PMP, Ltd.	32,750	16,224
Port Bouvard, Ltd. (I)	24,303	947
Premier Investments, Ltd.	4,278	20,787
Primary Health Care, Ltd.	38,104	119,809
Prime Retirement & Aged
Care Property Trust (I)	14,396	0
Programmed Maintenance Services, Ltd.	12,923	29,224
Ramelius Resources, Ltd. (I)	2,953	3,222
REA Group, Ltd.	12,988	165,991
Reckon, Ltd.	17,119	40,977
Redflex Holdings, Ltd.	3,279	5,601
Regis Resources, Ltd. (I)	21,459	74,223
Resolute Mining, Ltd. (I)	56,262	94,610
Resource Generation, Ltd. (I)	9,069	3,427
Retail Food Group, Ltd.	5,468	13,371
Ridley Corp., Ltd.	32,485	34,883
Roc Oil Company, Ltd. (I)	64,961	16,978
SAI Global, Ltd.	15,526	71,419
Sandfire Resources Nl (I)	5,955	39,979
Santos, Ltd.	681	8,507
Saracen Mineral Holdings, Ltd. (I)	15,052	11,568
Sedgman, Ltd.	12,987	24,344
ServCorp, Ltd.	5,074	13,550
Sigma Pharmaceuticals, Ltd.	207,664	116,854
Silex Systems, Ltd. (I)	7,499	18,800
Silver Lake Resources, Ltd. (I)	20,261	62,554
Sirtex Medical, Ltd.	2,941	13,475
Skilled Group, Ltd.	2,882	4,871
SMS Management & Technology, Ltd.	7,356	33,960
Southern Cross Media Group, Ltd.	75,355	82,778
Spark Infrastructure Group	94,859	133,299
Specialty Fashion Group, Ltd. (I)	12,034	5,602
Spotless Group, Ltd.	11,579	28,228
St. Barbara, Ltd. (I)	30,394	60,360
Straits Metals, Ltd. (I)	26,265	17,451
Strike Resources, Ltd. (I)	14,267	2,696
STW Communications Group, Ltd.	23,084	19,853
Sundance Resources, Ltd. (I)	208,144	84,370
Super Cheap Auto Group, Ltd.	16,287	88,099
Talent2 International, Ltd.	3,808	1,946
Technology One, Ltd.	17,402	17,798
Ten Network Holdings, Ltd.	43,938	37,689

The accompanying notes are an integral part of the financial statements.

134

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
TFS Corp., Ltd.	19,836	$12,585
Thakral Holdings Group, Ltd.	84,502	46,685
The Reject Shop, Ltd.	2,561	26,939
Tiger Resources, Ltd. (I)	50,647	18,972
Tox Free Solutions, Ltd.	8,380	18,601
TPG Telecom, Ltd.	108,688	148,045
Transfield Services, Ltd.	40,071	88,326
Transpacific Industries Group, Ltd. (I)	18,498	15,391
Troy Resources NL	6,603	28,787
UXC, Ltd. (I)	17,598	7,215
Village Roadshow, Ltd.	27,942	85,739
Virgin Australia Holdings, Ltd. (I)	359,466	104,584
Watpac, Ltd.	11,170	12,103
Webjet, Ltd.	10,889	27,719
Western Areas NL	10,130	52,784
White Energy Company, Ltd. (I)	9,845	3,829
Wide Bay Australia, Ltd.	607	4,545
Windimurra Vanadium, Ltd. (I)	26,337	0
Wotif.com Holdings, Ltd. (L)	6,934	25,283
		8,240,061
Austria - 0.74%
Austria Technologie & Systemtechnik AG	217	2,367
Austriamicrosystems AG	1,784	72,918
BWT AG	474	8,013
CA Immobilien Anlagen AG (I)	722	7,763
Cat Oil AG	3,036	17,429
EVN AG	1,566	21,786
Flughafen Wien AG	1,080	40,933
Frauenthal Holdings AG	179	2,178
Intercell AG (I)(L)	3,233	7,972
Kapsch Trafficcom Ag	191	14,457
Mayr-Melnhof Karton AG	551	46,693
Oesterreichische Post AG	4,652	140,387
Palfinger AG	1,137	18,186
RHI AG	2,979	58,440
Rosenbauer International AG	174	8,189
S&T System Integration & Technology
Distribution AG (I)	495	1,121
Schoeller-Bleckmann Oilfield Equipment AG	1,435	126,932
Wienerberger Baustoffindustrie AG	8,352	75,282
Zumtobel AG	5,975	84,134
		755,180
Belgium - 1.08%
Ackermans & Van Haaren NV (I)	1,939	144,470
AGFA Gevaert NV (I)	50,192	63,893
Arseus NV	1,641	23,375
Banque Nationale de Belgique	9	26,290
Barco NV	780	38,991
Compagnie d’Entreprises CFE	687	33,739
Compagnie Maritime Belge SA (I)	1,387	30,413
D’ieteren SA	4,540	200,097
Deceuninck Plastics NV (I)	7,720	7,291
Devgen (I)	964	6,661
Econocom Group SA	1,236	24,875
Elia System Operator SA/NV	3,207	103,496
Euronav NV (I)	2,340	11,302
EVS Broadcast Equipment SA	811	41,434
Exmar NV	836	6,210
Galapagos NV (I)	2,443	32,806
Gimv NV	22	1,048
Kinepolis Group NV (I)	719	51,317
Melexis NV	1,922	25,786
Nyrstar (I)	13,851	109,153
Sipef SA	356	26,718
Tessenderlo Chemie NV	1,352	35,844
ThromboGenics NV (I)	1,612	39,350
Van De Velde NV (I)	356	16,277
		1,100,836
Bermuda - 0.53%
Catlin Group, Ltd.	33,531	206,886
Golden Ocean Group, Ltd. (I)	34,000	21,307
Hardy Underwriting Bermuda, Ltd.	3,161	9,324
Hiscox, Ltd.	23,931	138,400
Lancashire Holdings, Ltd.	13,824	155,391
Neway Group Holdings, Ltd. (I)	760,000	5,476
		536,784
Canada - 11.18%
5N Plus, Inc. (I)	3,515	17,700
Aastra Technologies, Ltd	2,000	27,210
Absolute Software Corp. (I)	3,900	18,911
Advantage Oil & Gas, Ltd. (I)	19,300	80,326
Aecon Group, Inc.	5,300	54,418
AEterna Zentaris, Inc. (I)	5,900	9,035
AG Growth International, Inc.	1,400	51,506
AGF Management, Ltd.	7,100	110,255
Akita Drilling, Ltd.	1,500	14,533
Alexco Resource Corp. (I)	4,800	32,652
Algonquin Power & Utilities Corp.	8,400	52,935
Alliance Grain Traders, Inc.	1,218	24,832
AltaGas, Ltd.	400	12,502
Alterra Power Corp. (I)	15,708	6,322
Altius Minerals Corp. (I)	3,100	32,833
Anderson Energy, Ltd. (I)	8,700	4,612
Angle Energy, Inc. (I)	5,300	33,036
Antrim Energy, Inc. (I)	15,500	17,953
Argosy Energy, Inc. (I)	26	31
Astral Media, Inc.	4,649	161,956
Atrium Innovations, Inc. (I)	3,300	38,482
ATS Automation Tooling Systems, Inc. (I)	8,247	52,214
Augusta Resource Corp. (I)	9,500	29,561
Aura Minerals, Inc. (I)	10,300	12,638
AuRico Gold, Inc. (I)	99	796
Aurizon Mines, Ltd. (I)	14,000	68,712
Avalon Rare Metals, Inc. (I)	5,100	12,065
Avion Gold Corp. (I)	22,909	36,430
B2Gold Corp. (I)	16,306	49,618
Bankers Petroleum, Ltd. (I)	24,300	105,906
Bellatrix Exploration, Ltd. (I)	6,720	32,388
Bioteq Environment Technologies, Inc. (I)	500	98
Birch Mountain Resources, Ltd. (I)	9,200	9
Birchcliff Energy, Ltd. (I)	9,700	129,492
Bird Construction, Inc. (L)	1,500	16,977
Black Diamond Group, Ltd.	2,750	49,831
BlackPearl Resources, Inc. (I)	37,800	152,499
BMTC Group, Inc., Class A (I)	500	9,227
Bonterra Energy Corp.	1,700	85,972
Boralex, Inc. (I)	2,500	17,497
Brigus Gold Corp. (I)	14,000	13,742
Burcon NutraScience Corp. (I)	2,500	14,925
Calfrac Well Services, Ltd.	2,100	58,748
Calvalley Petroleums, Inc. (I)	10,640	18,486
Canaccord Capital, Inc. (L)	5,300	40,579
Canada Bread Company, Ltd.	2,160	92,103
Canadian Energy Services & Technology Corp.	4,701	51,451
Canam Group, Inc. (I)	4,200	16,903
Canfor Corp. (I)	16,240	169,773

The accompanying notes are an integral part of the financial statements.

135

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Canfor Pulp Products, Inc.	2,715	$33,100
Cangene Corp. (I)	100	194
Capstone Infrastructure Corp.	4,454	16,657
Capstone Mining Corp. (I)	23,967	65,402
Cardero Resource Corp. (I)	7,100	7,109
Cardiome Pharma Corp. (I)	6,200	16,310
Carpathian Gold Inc (I)	24,200	10,333
Cascades, Inc.	7,600	33,048
CCL Industries, Inc.	3,600	110,641
CE Franklin, Ltd. (I)	614	4,978
Celestica, Inc. (I)	17,900	131,603
Celtic Exploration, Ltd. (I)	189	4,243
Cequence Energy, Ltd. (I)	2,335	6,761
China Gold
International Resources Corp., Ltd. (I)	17,500	43,975
Chinook Energy, Inc. (I)	3,544	5,670
Cineplex, Inc. (L)	5,562	140,422
Clarke, Inc. (I)	2,800	10,994
Claude Resources, Inc. (I)	10,900	14,551
Cline Mining Corp. (I)(L)	9,200	14,539
CML Healthcare, Inc.	7,000	66,375
Cogeco Cable, Inc.	393	19,809
Cogeco, Inc.	45	2,137
Colabor Group, Inc.	649	6,753
Colossus Minerals, Inc. (I)	4,300	25,452
COM DEV International, Ltd. (I)	8,800	17,708
Compton Petroleum Corp. (I)	109	468
Computer Modelling Group, Ltd.	1,060	15,972
Connacher Oil and Gas, Ltd. (I)	52,700	39,315
Constellation Software, Inc.	1,300	97,926
Contrans Group, Inc., Class A	2,800	21,988
Corridor Resources, Inc. (I)	4,930	4,791
Corus Entertainment, Inc.	7,282	146,676
Cott Corp. (I)	8,900	55,912
Crew Energy, Inc. (I)	11,300	124,785
Davis & Henderson Corp.	5,133	84,899
Delphi Energy Corp. (I)	23,445	48,789
Denison Mines Corp. (I)	33,028	41,174
Diagnocure, Inc. (I)	800	455
DirectCash Payments, Inc.	500	9,816
Dorel Industries, Inc., Class B	3,200	80,255
Duluth Metals, Ltd. (I)	8,700	17,848
Dundee Capital Markets, Inc. (I)	3,853	4,198
Dundee Precious Metals, Inc. (I)	11,000	88,756
Eastern Platinum, Ltd. (I)	140,500	74,474
Eastmain Resources, Inc. (I)	7,100	7,039
Easyhome, Ltd.	1,446	7,452
Eco Oro Minerals Corp. (I)	7,400	10,823
Enbridge Income Fund Holdings, Inc.	1,765	34,824
Endeavour Silver Corp. (I)	5,307	51,520
Enerflex, Ltd.	4,700	61,175
Enghouse Systems, Ltd.	600	7,209
Entree Gold, Inc. (I)	7,400	9,080
Equitable Group, Inc.	400	9,816
Essential Energy Services, Ltd. (I)	3,768	7,619
European Goldfields, Ltd. (I)	14,109	164,530
Evertz Technologies, Ltd.	1,712	20,418
Exco Technologies, Ltd.	2,900	9,280
Exeter Resource Corp. (I)	230	603
Fairborne Energy, Ltd. (I)	8,600	24,987
Firm Capital Mortgage Investment Corp.	1,100	14,242
First Majestic Silver Corp (I)	2,400	40,473
First National Financial Corp.	700	11,990
FirstService Corp. (I)	2,700	71,426
Flint Energy Services, Ltd. (I)	3,996	50,090
Forsys Metals Corp. (I)	400	287
Fortress Paper, Ltd. (I)	900	23,491
Fortuna Silver Mines, Inc. (I)	6,199	34,015
Fortune Minerals, Ltd. (I)	2,450	1,732
Gamehost, Inc.	100	1,106
Garda World Security Corp. (I)	6,400	45,923
Genivar, Inc.	1,373	35,472
Gennum Corp.	2,342	14,138
Geomark Exploration, Inc. (I)	24	19
Glacier Media, Inc.	6,100	12,574
Glentel, Inc.	1,400	24,997
Gluskin Sheff & Associates, Inc.	1,300	19,026
GMP Capital, Inc.	2,980	20,710
Gran Tierra Energy, Inc. (I)	19,353	93,464
Grande Cache Coal Corp. (I)	11,500	111,867
Great Canadian Gaming Corp. (I)	3,900	32,080
Great Panther Silver, Ltd. (I)	14,100	27,543
Guide Exploration, Ltd., Class A (I)	9,800	30,398
Guyana Goldfields, Inc. (I)	6,600	48,589
Hanfeng Evergreen, Inc. (I)	200	540
Harry Winston Diamond Corp. (I)	7,361	78,469
Heroux-Devtek, Inc. (I)	1,600	10,554
High River Gold Mines, Ltd. (I)	2,191	2,581
Home Capital Group, Inc.	2,300	110,852
Horizon North Logistics, Inc.	5,748	26,293
IBI Group, Inc.	900	11,661
Imax Corp. (I)	7,214	132,348
Imperial Metals Corp. (I)	4,600	56,442
Innergex Renewable Energy, Inc.	6,084	61,512
Insignia Energy, Ltd. (I)	3,910	4,068
International Forest Products, Ltd. (I)	2,050	8,653
International Tower Hill Mines, Ltd. (I)	2,300	10,001
Intertape Polymer Group, Inc. (I)	4,500	14,621
Isotechnika Pharma, Inc. (I)	3,200	377
Ivanhoe Energy, Inc. (I)	25,500	28,034
Just Energy Group, Inc.	11,940	134,314
K-Bro Linen, Inc.	600	13,098
KAB Distribution, Inc. (I)	7,076	3
Katanga Mining, Ltd. (I)	107,552	123,520
Keegan Resources, Inc. (I)	8,100	30,929
Killam Properties Inc.	3,456	39,250
Kimber Resources, Inc. (I)	250	216
Kingsway Financial Services, Inc. (I)	8,100	4,214
Kirkland Lake Gold, Inc. (I)	4,400	66,599
La Mancha Resources, Inc. (I)	17,200	46,261
Lake Shore Gold Corp. (I)	24,100	30,280
Laurentian Bank of Canada	2,914	136,811
Le Chateau, Inc. (I)	1,700	2,753
Legacy Oil & Gas, Inc. (I)	6,969	71,691
Leisureworld Senior Care Corp.	1,555	17,218
Leon’s Furniture, Ltd.	5,926	72,130
Linamar Corp.	4,251	58,419
MacDonald Dettwiler & Associates, Ltd.	2,125	98,225
MAG Silver Corp. (I)	3,500	23,018
Major Drilling Group International	6,900	105,253
Manitoba Telecom Services, Inc.	1,531	44,589
Maple Leaf Foods, Inc.	8,000	85,045
Martinrea International, Inc. (I)	8,593	62,840
Maxim Power Corp. (I)	4,800	9,423
Mega Uranium, Ltd. (I)	24,000	4,712
Melior Resources, Inc. (I)	6,285	771
Mercator Minerals, Ltd. (I)	19,100	28,310
Midway Energy, Ltd. (I)	6,090	19,368
Migao Corp. (I)(L)	3,000	11,809
Minefinders Corp. (I)	4,374	46,499

The accompanying notes are an integral part of the financial statements.

136

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Minera Andes, Inc. (I)	25,000	$37,546
Miranda Technologies, Inc. (I)	3,285	29,376
Mood Media Corp. (I)	6,130	14,501
Morneau Shepell, Inc.	3,098	31,748
Mullen Group, Ltd.	3,323	64,095
Nal Energy Corp.	11,580	89,571
Nautilus Minerals, Inc. (I)	30,700	54,243
Neo Material Technologies, Inc. (I)	8,900	64,036
Newalta, Inc.	5,900	71,871
NGEx Resources, Inc. (I)	7,821	20,728
Norbord, Inc. (I)	940	7,474
Nordion, Inc.	14,178	118,991
North American Palladium, Ltd. (I)	7,400	18,959
Northern Dynasty Minerals, Ltd. (I)	4,900	29,580
Northland Power, Inc.	6,076	106,938
Noveko International, Inc. (I)	2,600	715
NuVista Energy, Ltd. (I)	9,573	49,239
Oncolytics Biotech, Inc. (I)	4,590	18,022
Open Range Energy Corp. (I)	3,700	6,792
Paladin Labs, Inc. (I)	700	28,680
Pason Systems, Inc.	6,600	77,742
Pelangio Exploration, Inc. (I)	3,900	1,378
Peregrine Diamonds, Ltd. (I)	12,400	7,181
Perpetual Energy, Inc. (I)	1,456	1,672
Petrobank Energy & Resources, Ltd. (I)	678	7,041
PHX Energy Services Corp.	700	7,332
Pilot Gold, Inc. (I)	3,109	3,937
Platinum Group Metals, Ltd. (I)	5,000	4,515
Polymet Mining Corp. (I)	7,903	8,145
Poseidon Concepts Corp.	3,270	39,962
Premium Brands Holdings Corp.	1,400	22,881
Pulse Seismic, Inc.	5,782	9,932
Pure Energy Services, Ltd. (I)	1,400	12,286
QLT, Inc. (I)	100	720
Quadra FNX Mining, Ltd. (I)	3,036	44,940
Quebecor, Inc.	1,048	35,892
Queenston Mining, Inc. (I)	6,000	29,036
Questerre Energy Corp. (I)	38,200	22,873
Reitmans Canada, Ltd.	154	2,275
Reitmans Canada, Ltd., Class A	7,000	101,831
Resverlogix Corp. (I)	3,400	4,706
Richelieu Hardware, Ltd.	1,400	39,454
Richmont Mines, Inc. (I)	2,000	21,477
RMP Energy, Inc. (I)	4,700	10,242
Rogers Sugar, Inc.	4,094	21,138
RONA, Inc.	10,343	98,887
RS Technologies, Inc. (I)	152	6
Rubicon Minerals Corp. (I)	15,700	59,641
Ruggedcom, Inc. (I)	100	2,366
Russel Metals, Inc.	7,189	158,211
Sabina Gold & Silver Corp. (I)	2,375	8,952
San Gold Corp. (I)	15,200	28,199
Sandvine Corp. (I)	18,000	20,142
Savanna Energy Services Corp. (I)	4,594	33,595
Scorpio Mining Corp. (I)	8,900	17,036
Seabridge Gold, Inc. (I)	3,200	51,828
Secure Energy Services, Inc. (I)	3,037	20,480
Shawcor, Ltd., Class A	4,900	138,907
Sherritt International Corp. (L)	23,100	123,805
Shore Gold, Inc. (I)	22,600	9,539
Sierra Wireless, Inc. (I)	3,200	22,459
Silver Standard Resources, Inc. (I)	6,600	91,347
Silvercorp Metals, Inc.	5,200	33,382
Softchoice Corp. (I)	500	5,040
Southern Pacific Resource Corp. (I)	14,216	19,536
SouthGobi Energy Resources, Ltd. (I)	4,900	28,859
Sprott Resource Corp. (I)	9,300	36,241
Sprott Resource Lending Corp.	9,200	12,824
Sprott, Inc.	6,200	35,237
Stantec, Inc. (I)	4,700	127,194
Starfield Resources, Inc. (I)	37,000	629
Stella-Jones, Inc.	100	3,975
SunOpta, Inc. (I)	6,708	33,252
Superior Plus Corp.	9,600	54,184
Tanzanian Royalty Exploration Corp. (I)	7,400	17,869
Taseko Mines, Ltd. (I)	25,500	69,836
Teranga Gold Corp., ADR (I)	12,432	24,553
The Cash Store Financial Services, Inc.	2,451	14,411
The Churchill Corp.	1,600	17,951
The Descartes Systems Group, Inc. (I)	6,000	43,112
The North West Company, Inc.	2,751	54,412
Theratechnologies, Inc. (I)	3,586	9,821
Thompson Creek Metals Company, Inc. (I)	11,493	80,324
Timminco, Ltd. (I)	8,700	1,281
TLC Vision Corp. (I)	3,400	5
TMX Group, Inc. (I)	2,582	105,662
Toromont Industries, Ltd.	4,700	98,360
Torstar Corp.	6,800	55,268
Total Energy Services, Inc.	8,400	143,140
Transcontinental, Inc.	7,583	93,862
TransForce, Inc.	7,918	100,651
Transglobe Energy Corp. (I)	5,600	44,360
Transition Therapeutics, Inc. (I)	2,700	3,790
Trinidad Drilling, Ltd. (L)	13,597	103,704
Twin Butte Energy, Ltd. (I)	2,887	6,036
U308 Corp. (I)	2,980	1,049
Uni-Select, Inc. (L)	1,500	38,650
Valener, Inc.	690	10,823
Vecima Networks, Inc. (I)	2,779	8,047
Veresen, Inc.	2,253	33,836
Vero Energy, Inc. (I)	8,900	18,171
Virginia Mines, Inc. (I)	600	5,006
Vitran Corp., Inc. (I)	600	3,463
Wajax Corp.	1,300	49,205
Webtech Wireless, Inc. (I)	1,700	442
Wesdome Gold Mines, Ltd.	8,000	11,779
West Fraser Timber Company, Ltd.	2,863	116,347
Westfire Energy, Ltd. (I)	2,803	15,683
Westport Innovations, Inc. (I)	4,757	157,687
Wi-LAN, Inc.	9,800	56,467
Winpak, Ltd.	200	2,356
Xtreme Coil Drilling Corp. (I)	3,452	12,707
Ym Biosciences, Inc. (I)	8,152	13,363
Zargon Oil & Gas, Ltd.	1,173	15,694
ZCL Composites, Inc. (I)	3,500	10,135
		11,391,306
Cayman Islands - 0.03%
Endeavour Mining Corp. (I)	10,964	26,646
China - 0.05%
Bund Center Investment, Ltd. (I)	190,000	18,603
Sound Global, Ltd.	51,000	19,608
Sunvic Chemical Holdings, Ltd.	40,000	13,524
		51,735
Cyprus - 0.06%
Deep Sea Supply PLC (I)	11,000	13,808
Marfin Popular Bank PLC (I)	7,736	2,976
Songa Offshore SE (I)	14,000	42,574
		59,358

The accompanying notes are an integral part of the financial statements.

137

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Denmark - 0.84%
ALK-Abello A/S	491	$27,421
Alm Brand A/S (I)	5,370	7,604
Amagerbanken A/S (I)	25,580	0
Ambu A/S	7	176
Auriga Industries	1,693	21,961
Bang & Olufsen A/S (I)	3,937	37,015
Bavarian Nordic A/S (I)	1,856	12,432
D/S Norden A/S	2,246	52,682
DFDS A/S	33	2,036
East Asiatic Company, Ltd. A/S	1,511	31,118
Genmab A/S (I)	3,300	21,633
GN Store Nord A/S	17,383	146,115
IC Companys A/S	807	14,422
Lan & Spar Bank A/S	225	10,773
NeuroSearch A/S (I)	1,867	5,754
Newcap Holding A/S (I)	7,100	533
NKT Holding A/S (L)	1,339	44,311
Ostjydsk Bank A/S (I)	222	6,775
Ringkjoebing Landbobank A/S	386	38,912
Royal Unibrew A/S	750	42,033
Schouw & Company A/S	1,959	31,598
SimCorp A/S	572	87,287
Solar Holdings A/S	603	24,122
Spar Nord Bank A/S (I)	4,942	27,558
Sydbank A/S	5,133	80,519
Thrane & Thrane A/S	413	18,408
Topdanmark A/S (I)	425	66,090
Torm A/S (I)	199	130
Vestjysk Bank A/S (I)	155	506
		859,924
Finland - 2.21%
Alma Media OYJ	4,110	32,626
Amer Sports OYJ	22,062	256,498
Atria PLC	1,021	7,861
Cargotec Corp. OYJ	5,393	159,313
Cramo OYJ	2,993	30,503
Elektrobit Corp. (I)	2,752	1,353
F-Secure OYJ	7,159	18,619
Finnair OYJ (I)	3,281	9,750
Finnlines OYJ (I)	4,379	43,585
Fiskars Corp.	3,512	63,293
HKScan OYJ	316	2,306
Huhtamaki OYJ	5,884	69,578
Ilkka-Yhtyma OYJ	1,535	13,089
KCI Konecranes OYJ	4,353	81,493
Kemira OYJ	8,272	98,130
Lannen Tehtaat OYJ	696	13,241
M-Real OYJ (I)(L)	44,242	76,045
Olvi OYJ	1,172	22,371
Oriola-KD OYJ	4,895	10,892
Orion OYJ, Series A	4,469	87,781
Orion OYJ, Series B	11,531	224,365
Outotec OYJ	3,485	163,149
PKC Group OYJ	1,196	17,704
Poyry OYJ	2,864	20,063
Raisio OYJ	8,267	25,566
Ramirent OYJ	4,765	33,733
Rapala VMC OYJ	2,298	16,802
Rautaruukki OYJ (L)	6,695	61,564
Ruukki Group OYJ (I)	8,977	10,340
Sievi Capital PLC	3,574	9,067
Stockmann OYJ Abp, Series B	3,940	60,947
Tecnomen OYJ (I)	8,945	4,398
Tieto OYJ	4,223	59,895
Tikkurila OYJ	2,068	34,478
Uponor OYJ	4,437	39,354
Vacon OYJ	758	30,264
Vaisala OYJ	206	4,364
YIT OYJ	21,015	336,377
		2,250,757
France - 3.07%
ABC Arbitrage	1,686	13,428
Alten SA	1,900	44,572
Altran Technologies SA (I)	21,034	76,053
April Group SA	1,212	18,425
Archos SA (I)(L)	313	2,689
Artprice.com (I)	207	13,706
Assystem SA	1,693	25,924
Atari SA (I)	2,501	5,138
Beneteau SA	4,024	41,952
Boiron SA	699	18,117
Bonduelle SCA	67	5,416
Bongrain SA	189	11,837
Bourbon SA (L)	4,600	126,531
Boursorama (I)	743	5,327
Bull SA (I)	11,076	40,876
Canal Plus SA	4,707	26,067
Cegedim SA (L)	385	8,465
Club Mediterranee SA (I)	1,557	26,451
Compagnie Plastic Omnium SA	1,499	29,768
Electricite de Strasbourg SA	81	10,692
Esso SAF	197	17,267
Etablissements Maurel et Prom SA	12,266	185,873
Euro Disney SCA (I)	2,890	13,207
Eurofins Scientific	895	65,178
Faiveley Transport	21	1,304
Faurecia	333	6,274
Financiere Marc de Lacharriere SA	961	36,380
GameLoft SA (I)	3,348	20,961
GFI Informatique SA (I)	7,671	22,530
GL Events SA	213	3,831
Groupe Steria SA	2,929	49,630
Guerbet SA	157	12,823
Guyenne & Gascogne SA	317	33,232
Haulotte Group SA (I)	1,924	11,570
Havas SA	35,098	143,868
Ingenico SA	561	20,203
Ipsen SA	822	25,792
IPSOS SA	3,356	95,030
Jacquet Metal Service (I)	2,200	22,688
Korian	170	2,772
Lafuma SA (I)	323	5,998
Laurent-Perrier SA	215	20,168
Lectra SA	2,262	13,462
LISI SA	69	4,525
LVL Medical Groupe SA (I)	438	6,802
Manitou BF SA (I)(L)	1,105	16,755
Manutan International	162	7,086
Mersen	1,710	51,474
Metropole Television SA	8,464	125,755
Naturex	171	11,481
Neopost SA (L)	3,253	218,545
Nexans SA	2,042	105,324
Nexity SA	4,083	92,448
NicOx SA (I)	4,623	6,056
Norbert Dentressangle SA	576	40,247
NRJ Group (I)	2,727	23,751
Orpea SA (L)	2,102	68,396

The accompanying notes are an integral part of the financial statements.

138

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
PagesJaunes Groupe (L)	3,728	$13,497
Parrot SA (I)	1,095	24,569
Penauille Polyservices SA (I)	8,547	25,836
Pierre & Vacances SA	453	15,006
Rallye SA	2,713	75,660
Recylex SA (I)	3,196	12,398
Robertet SA	135	20,967
Rubis SA	1,665	86,796
Saft Groupe SA	2,392	67,476
Seche Environnement	361	13,381
Sechilienne-Sidec SA	1,808	25,534
Sequana SA	2,051	11,378
Societe Internationale de
Plantations d’Heveas SA	50	3,841
Societe Television Francaise	3,729	36,245
SOITEC (I)(L)	3,754	18,372
Somfy SA	280	55,059
Sopra Group SA (I)	155	7,160
Spir Communication SA (I)	492	13,525
STEF-TFE Group	1,149	52,049
Synergie SA	80	943
Technicolor SA (I)	5,354	8,000
Teleperformance SA	5,894	130,707
Theolia SA (I)(L)	9,586	10,610
Toupargel Groupe SA	539	6,270
Transgene SA (I)(L)	1,152	11,469
Trigano SA	1,753	26,320
UBISOFT Entertainment SA (I)	6,111	40,826
Vetoquinol SA	56	1,536
Viel & Compagnie SA	5,712	18,365
Vilmorin & Compagnie SA	710	67,551
Virbac SA	384	59,499
VM Materiaux SA	263	7,910
		3,128,875
Germany - 4.36%
Aareal Bank AG (I)	4,192	75,504
ADVA AG Optical Networking (I)	6,343	29,758
Agennix AG (I)	506	1,798
Air Berlin PLC (I)(L)	4,881	15,733
Asian Bamboo AG (L)	1,159	22,327
Aurubis AG	5,323	283,825
Balda AG (I)	8,571	48,061
Bauer AG	162	4,424
BayWa AG	921	32,464
Bechtle AG	1,216	41,233
Bertrandt AG	193	12,666
Centrotherm Photovoltaics AG	812	10,399
Cewe Color Holding AG	385	15,638
Comdirect Bank AG	2,391	23,144
CompuGroup Medical AG	448	5,042
Conergy AG (I)(L)	7,393	3,004
CTS Eventim AG	1,134	33,994
Delticom AG	491	42,386
Deutsche Beteiligungs AG	423	8,520
Deutsche Wohnen AG	6,242	82,926
Deutz AG (I)	5,916	31,468
Dialog Semiconductor PLC (I)	4,253	69,242
Douglas Holding AG	2,559	92,073
Drillisch AG	7,508	69,113
Duerr AG	1,696	74,626
DVB Bank AG	6,310	195,593
ElringKlinger AG	3,656	90,750
Evotec AG (I)	16,036	48,386
Freenet AG	15,169	196,323
Fuchs Petrolub AG	1,845	71,904
Gerresheimer AG	3,110	129,582
Gerry Weber International AG	3,420	104,324
Gesco Aggesco Ag	295	24,121
GFK AG	324	12,843
Grenkeleasing AG	129	6,501
Hamburger Hafen und Logistik AG (L)	2,240	66,168
Heidelberger Druckmaschinen AG (I)(L)	21,081	33,831
Indus Holding AG	1,623	39,614
IVG Immobilien AG (I)(L)	12,392	33,678
Jenoptik AG (I)	3,285	19,396
Kloeckner & Company SE (L)	11,220	144,037
Kontron AG	5,420	35,515
Krones AG (L)	2,044	97,256
KUKA AG (I)	2,152	39,367
KWS Saat AG	206	41,072
Leoni AG	2,827	93,936
Manz AG (I)	233	6,574
Medigene AG (I)	3,040	3,807
MLP AG	4,269	28,247
Muehlbauer Holding AG & Company KGaA	156	4,426
MVV Energie AG	884	26,117
Nordex AG (I)(L)	2,657	13,583
Pfeiffer Vacuum Technology AG	173	15,140
Pfleiderer AG (I)(L)	3,314	1,184
Phoenix Solar AG	547	1,522
Plambeck Neue Energien AG	6,235	14,910
Praktiker A (L)	6,319	11,179
Q-Cells AG (I)(L)	7,201	4,827
QSC AG (I)	6,549	17,706
Rational AG	405	88,162
Rheinmetall AG	2,295	101,680
Rhoen-Klinikum AG	5,385	102,590
Sartorius AG	773	30,780
Sedo Holding AG (I)	1,638	5,584
Singulus Technologies AG (I)	13,358	35,094
Sixt AG	2,356	41,633
Sky Deutschland AG (I)	28,928	52,573
Solar Millennium AG (I)	1,626	631
Solarworld AG (L)	11,677	49,113
Stada Arzneimittel AG	10,688	265,935
STRATEC Biomedical AG	563	23,134
Suss Microtec AG (I)	2,259	16,445
Symrise AG	4,862	129,750
Tag Immobilien AG (I)	287	2,284
TUI AG (I)(L)	9,525	59,132
Vossloh AG	806	77,263
VTG AG	1,231	21,180
Wacker Construction Equipment AG	2,763	34,069
Wincor Nixdorf AG	5,765	257,632
Wire Card AG	10,022	161,094
WMF Wuerttembergische
Metallwarenfabrik AG	1,601	61,227
Xing AG (I)	361	19,178
		4,438,950
Gibraltar - 0.18%
PartyGaming PLC	74,167	188,102
Greece - 0.57%
Aegean Airlines SA (I)	1,678	2,826
Agricultural Bank of Greece (I)	5,062	1,939
Alapis Holding Industrial and Commercial SA
of Pharmaceutical (I)	3,303	106
Alpha Bank AE (I)	7,465	5,212
Athens Stock Exchange SA (I)	7,482	27,916

The accompanying notes are an integral part of the financial statements.

139

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Greece (continued)
Athens Water Supply and Sewage Company SA	2,538	$10,177
Attica Bank (I)	6,737	1,829
Autohellas SA (I)	2,895	4,190
Bank of Greece SA	1,882	30,532
Diagnostic & Therapeutic Center of
Athens Hygeia SA (I)	12,314	3,986
EFG Eurobank Ergasias SA (I)	6,902	3,310
Ellaktor SA	11,183	17,467
Folli Follie Group (I)	2,116	21,137
Forthnet SA (I)	8,037	1,149
Fourlis SA (I)	6,312	11,431
Frigoglass SA (I)	6,060	28,268
GEK Group of Companies SA	5,812	4,520
Geniki Bank SA (I)	1,852	625
Halcor SA (I)	4,634	2,566
Hellenic Petroleum SA	5,896	48,607
Intracom Holdings SA (I)	10,218	2,213
Intracom SA Technical &
Steel Constructions SA (I)	3,610	1,648
Intralot SA-Integrated Lottery Systems
& Services	2,796	2,477
J&P-Avax SA	614	487
JUMBO SA (I)	971	4,772
Lambrakis Press SA (I)	2,696	453
Loulis Mills SA (I)	3,541	6,052
Marfin Investment Group SA (I)	72,043	34,605
Metka SA	3,097	23,886
Motor Oil Hellas Corinth Refineries SA (I)	6,346	48,930
Mytilineos Holdings SA (I)	8,264	33,349
Nireus Aquaculture SA (I)	1,703	1,074
Piraeus Bank SA (I)	83,629	26,845
Piraeus Port Authority SA	710	8,003
Public Power Corp. SA	3,342	16,258
Sarantis SA (I)	3,860	9,694
Sidenor Steel Products
Manufacturing Company SA (I)	3,429	4,525
Terna Energy SA	4,140	7,016
Titan Cement Company SA	5,693	85,101
TT Hellenic Postbank SA (I)	12,594	6,578
Viohalco SA (I)	7,173	28,967
		580,726
Hong Kong - 2.08%
Allied Group, Ltd.	26,000	58,476
Allied Properties HK, Ltd.	358,000	49,307
Apac Resources, Ltd. (I)	500,000	21,157
Asia Satellite Telecom Holdings Company, Ltd.	2,500	5,017
Associated International Hotels, Ltd.	44,000	84,979
Bonjour Holdings, Ltd.	208,000	31,721
Bright International Group, Ltd. (I)	446,000	3,770
C Y Foundation Group, Ltd. (I)	300,000	4,519
Champion Technology Holdings, Ltd.	540,520	7,182
Chen Hsong Holdings, Ltd.	10,000	3,108
Cheuk Nang Holdings, Ltd.	3,114	1,097
China Billion Resources Ltd. (I)	97,920	1,097
China Energy Development Holdings, Ltd. (I)	634,000	8,319
China Metal International Holdings, Inc.	12,000	2,067
China Public Procurement, Ltd. (I)	232,000	0
China Renji Medical Group, Ltd. (I)	1,332,000	10,290
China Resources and
Transportation Group, Ltd. (I)	800,000	31,297
China Solar Energy Holdings, Ltd. (I)	425,000	2,899
China WindPower Group, Ltd. (I)	440,000	16,465
China Yunnan Tin Minerals
Group Company, Ltd. (I)	342,000	1,143
Chong Hing Bank, Ltd.	11,000	19,538
Chuang’s Consortium International, Ltd.	118,948	11,288
Citic Telecom International Holdings, Ltd.	112,000	22,971
CK Life Sciences International Holdings, Inc.	42,000	1,860
CP Lotus Corp. (I)	220,000	7,768
Cross-Harbour Holdings, Ltd.	18,000	14,598
CSI Properties, Ltd	520,000	15,031
CST Mining Group, Ltd. (I)	2,210,240	17,830
Dickson Concepts International, Ltd.	35,000	18,157
Digitalhongkong.com (I)	1,003	94
DVN Holdings Company, Ltd.	112,000	3,890
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Entertainment Hotel, Ltd.	80,000	11,395
Emperor International Holdings, Ltd.	177,333	27,309
eSun Holdings, Ltd. (I)	74,000	10,507
EVA Precision Industrial Holdings, Ltd.	152,000	36,754
Far East Consortium International, Ltd.	139,352	19,643
G-Resources Group, Ltd. (I)	1,182,000	66,012
Get Nice Holdings, Ltd.	394,000	15,192
Giordano International, Ltd.	208,000	149,891
Glorious Sun Enterprises, Ltd.	64,000	19,441
Goldin Financial Holdings, Ltd. (I)	210,000	19,482
Goldin Properties Holdings, Ltd. (I)	57,000	14,870
Haitong International Securities Group, Ltd.	22,399	7,372
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Harbour Centre Development, Ltd.	46,000	52,121
HKR International, Ltd. (I)	75,200	23,504
Hong Kong Ferry Holdings Company	29,000	22,794
Hongkong Chinese, Ltd.	4,000	691
Hung Hing Printing Group, Ltd.	82,000	15,787
Hutchison Harbour Ring, Ltd.	186,000	15,763
I.T, Ltd.	100,601	55,145
Imagi International Holdings, Ltd. (I)	106,250	2,592
K Wah International Holdings, Ltd.	169,993	43,074
Kantone Holdings, Ltd.	409,334	3,748
King Stone Energy Group, Ltd. (I)	61,000	5,902
Kingston Financial Group, Ltd.	356,000	36,599
Kowloon Development Company, Ltd.	43,000	37,662
Lee & Man Handbags Holding, Ltd.	60,000	4,804
Lee & Man Holding, Ltd.	60,000	35,967
Lippo China Resources, Ltd.	36,000	727
Liu Chong Hing Investment	16,000	15,893
Media Chinese International, Ltd.	110,000	34,842
Melco International Development Ltd. (I)	8,000	5,909
Midland Holdings, Ltd.	48,000	24,944
Mongolia Energy Company, Ltd. (I)	122,000	11,095
Natural Beauty Bio-Technology, Ltd.	20,000	3,478
Neo-Neon Holdings, Ltd. (I)	39,500	6,533
New Times Energy Corp. Ltd. (I)	26,300	1,990
NewOcean Energy Holdings, Ltd.	34,000	6,642
Norstar Founders Group, Ltd. (I)	244,000	0
Pacific Andes International Holdings, Ltd.	145,781	12,724
Pacific Basin Shipping, Ltd.	105,000	42,147
Pacific Century
Premium Developments, Ltd. (I)	85,000	12,362
Pacific Textile Holdings, Ltd.	90,000	51,042
Paliburg Holdings, Ltd.	50,000	14,397
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd.	186,000	14,794
Pico Far East Holdings, Ltd.	100,000	17,852
Playmates Holdings, Ltd.	31,800	11,169
Playmates Toys Ltd. (I)	15,900	534
PNG Resources Holdings, Ltd. (I)	888,000	11,204
Polytec Asset Holdings, Ltd.	150,000	15,567
PYI Corp., Ltd.	372,000	9,105

The accompanying notes are an integral part of the financial statements.

140

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Regal Hotels International Holdings, Ltd.	56,000	$16,892
Samling Global, Ltd.	360,000	17,600
SEA Holdings, Ltd.	4,000	1,716
Shun Tak Holdings, Ltd. (I)	166,000	61,685
Sing Tao News Corp., Ltd.	114,000	16,103
Singamas Container Holdings, Ltd.	158,000	29,865
Sino-Tech International Holdings, Ltd. (I)	440,000	4,797
SOCAM Development, Ltd.	16,674	15,399
Solomon Systech International, Ltd. (I)	254,000	5,711
South China (China), Ltd.	256,000	14,833
Sun Hung Kai & Company, Ltd.	13,000	6,812
Tack Fat Group International, Ltd. (I)	2,720	53
TAI Cheung Holdings, Ltd.	59,000	36,037
Theme International Holdings, Ltd. (I)	90,000	2,738
Titan Petrochemicals Group, Ltd. (I)	500,000	20,583
Transport International Holdings, Ltd.	19,200	37,513
United Power Investment, Ltd. (I)	784,000	8,484
Upbest Group, Ltd.	148,000	14,483
Victory City International Holdings, Ltd.	99,526	9,697
Vitasoy International Holdings, Ltd.	102,000	75,066
Vongroup, Ltd. (I)	210,000	942
VST Holdings Company, Ltd. (I)	96,000	11,936
Wah Nam International Holdings, Ltd. (I)	752,840	64,126
Wai Kee Holdings, Ltd.	68,000	10,944
Wing Tai Properties, Ltd.	104,000	32,807
Winteam Pharmaceutical Group, Ltd. (I)	106,000	17,592
YGM Trading, Ltd.	11,000	28,387
Yugang International, Ltd.	312,000	1,723
		2,120,430
Ireland - 1.28%
Aer Lingus (I)	15,850	12,994
Allied Irish Banks PLC - London Exchange (I)	64,144	5,707
Beazley PLC	57,792	120,213
C&C Group PLC	31,161	115,721
Charter International PLC (L)	10,784	158,197
DCC PLC	6,369	150,362
FBD Holdings PLC	1,839	15,465
Glanbia PLC (Dublin Exchange)	11,290	67,567
Grafton Group PLC	18,960	58,510
Greencore Group PLC	24,808	20,226
IFG Group PLC	10,694	14,531
Independent News & Media PLC (I)	11,035	2,928
Irish Continental Group PLC	1,120	21,989
Kingspan Group PLC	10,256	84,344
Paddy Power PLC	5,842	335,807
Smurfit Kappa Group PLC (I)	10,583	63,933
United Drug PLC	20,187	53,454
		1,301,948
Isle Of Man - 0.02%
Hansard Global PLC	6,816	16,473
Israel - 0.56%
Africa Israel Investments, Ltd. (I)	4,192	12,701
Alvarion, Ltd. (I)	3,666	3,261
Ceragon Networks, Ltd. (I)	220	1,741
Clal Biotechnology Industries, Ltd. (I)	3,326	16,046
Clal Industries & Investments, Ltd.	6,262	28,952
Clal Insurance Enterprise Holdings, Ltd.	2,775	41,190
Delek Automotive Systems, Ltd. (I)	2,309	14,005
Electra Israel, Ltd.	37	2,882
First International Bank of Israel, Ltd. (I)	3,533	31,550
Frutarom Industries, Ltd.	2,382	21,198
Gilat Satellite Networks, Ltd. (I)	900	3,541
Given Imaging, Ltd. (I)	792	13,589
Hadera Paper, Ltd. (I)	244	9,462
Harel Insurance Investments &
Financial Services, Ltd.	685	25,049
Hot Telecommunication System, Ltd. (I)	788	9,809
Israel Discount Bank, Ltd. (I)	638	855
Ituran Location & Control, Ltd.	1,195	16,427
Jerusalem Oil Exploration (I)	255	4,186
Mellanox Technologies, Ltd. (I)	741	24,141
Menorah Mivtachim Holdings, Ltd. (I)	1,766	13,361
Oil Refineries, Ltd. (I)	124,398	62,757
Ormat Industries, Ltd.	7,009	33,320
Paz Oil Company, Ltd.	378	45,914
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	711	22,003
Retalix, Ltd. (I)	1,025	16,654
Shikun & Binui, Ltd.	11,140	18,269
Shufersal, Ltd.	9,143	32,173
Strauss Group, Ltd.	2,935	36,020
The Phoenix Holdings, Ltd.	2,821	7,298
		568,354
Italy - 2.31%
ACEA SpA	8,580	54,100
Aedes SpA (I)	75,645	5,968
Aeroporto di Venezia Marco Polo SpA	841	6,828
Amplifon SpA	9,264	39,145
Ansaldo STS SpA	7,655	72,764
Astaldi SpA	4,499	28,695
Azimut Holding SpA	15,042	120,050
Banca Generali SpA	1,570	14,587
Banca Popolare dell’emilia Romagna SCRL	6,039	43,050
Banca Popolare dell’Etruria e del Lazio SpA (I)	7,181	10,416
Banca Popolare di Milano SpA	205,710	81,549
Banca Popolare di Sondrio SCRL	6,798	54,614
Benetton Group SpA	6,037	23,035
Biesse SpA (I)	3,189	11,729
Brembo SpA	2,573	21,940
Buongiorno SpA (I)	6,447	8,539
Buzzi Unicem SpA (I)	4,611	40,100
Caltagirone SpA	2,499	4,493
Cementir SpA	9,230	18,945
CIR-Compagnie Industriali Riunite SpA	62,501	99,594
Credito Artigiano SpA	7,592	8,094
Credito Emiliano SpA	9,474	33,696
Danieli & C Officine Meccaniche SpA (L)	2,311	48,606
De Longhi SpA	149	1,314
DeA Capital SpA (I)	4,665	8,028
DiaSorin SpA	3,279	82,471
Digital Multimedia Technologies SpA (I)	1,816	44,112
Engineering Ingegneria Informatica SpA	449	12,883
ERG SpA	7,480	84,901
Esprinet SpA	3,554	11,998
Eurotech SpA (I)	1,562	2,642
Falck Renewables SpA	20,060	21,965
Fondiaria-Sai SpA (I)(L)	4,848	3,885
Gemina SpA (I)	54,600	42,085
Geox SpA	8,390	23,439
Gruppo Editoriale L’Espresso SpA	35,685	50,149
Hera SpA	59,429	84,605
IMMSI SpA	24,591	17,810
Impregilo SpA	36,254	112,041
Indesit Company SpA	2,066	9,884
Interpump SpA	6,839	45,860
Iren SpA	34,401	32,300
Italcementi SpA (L)	5,020	29,567

The accompanying notes are an integral part of the financial statements.

141

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Italmobiliare SpA	827	$15,562
Juventus Football Club SpA (I)(L)	4,630	1,815
KME Group SpA	27,631	10,839
Landi Renzo SpA	3,939	6,204
Lottomatica SpA (I)	5,852	87,576
Maire Tecnimont SpA	12,753	16,330
Marcolin SpA	1,528	6,264
MARR SpA	4,504	37,789
Milano Assicurazioni SpA (I)	24,455	7,107
Mondadori (Arnoldo) Editore SpA	12,613	22,030
Piaggio & C SpA	17,916	41,984
Piccolo Credito Valtellinese SCRL	22,689	51,353
Prelios SpA (I)	44,428	4,732
Premafin Finanziaria SpA (I)	12,050	2,181
Recordati SpA	14,439	104,092
Risanamento SpA (I)	17,964	2,023
Safilo Group SpA (I)	1,868	11,761
Saras SpA (I)	17,735	22,156
Seat Pagine Gialle SpA (I)	131,159	4,215
Societa Iniziative Autostradali e Servizi SpA	5,263	39,547
Societa’ Cattolica di Assicurazioni SCRL	4,549	84,849
Sogefi SpA	3,551	8,930
SOL SpA	2,802	14,856
Sorin SpA (I)	38,164	58,378
Telecom Italia Media SpA (I)	95,662	19,934
Trevi Finanziaria SpA	4,195	26,561
Unipol Gruppo Finanziario SpA, ADR (I)	61,265	19,701
Vittoria Assicurazioni SpA	2,112	8,192
Yoox Spa (I)	3,137	33,759
Zignago Vetro SpA	1,518	8,855
		2,352,051
Japan - 25.63%
Accordia Golf Company, Ltd.	79	56,890
Achilles Corp.	18,000	24,529
ADEKA Corp.	8,700	85,355
Aderans Company, Ltd. (I)	3,500	45,038
Advan Company, Ltd.	1,800	15,574
Aeon Delight Company, Ltd.	2,100	42,448
Aeon Fantasy Company, Ltd.	1,600	25,909
Ahresty Corp.	2,300	11,012
AI Holdings Corp.	3,400	14,632
Aica Kogyo Company, Ltd.	5,300	71,622
Aichi Bank, Ltd.	900	52,117
Aichi Corp.	3,200	12,587
Aichi Machine Industry Company, Ltd.	8,000	28,341
Aichi Steel Corp.	10,000	51,135
Aida Engineering, Ltd.	7,500	34,435
Aiphone Company, Ltd.	1,300	24,792
Airport Facilities Company, Ltd.	2,900	11,598
Aisan Industry Company, Ltd.	2,500	19,461
Akebono Brake Industry Company, Ltd.	4,200	18,092
Akita Bank, Ltd.	15,000	43,223
Alpen Company, Ltd.	1,700	29,913
Alpha Systems, Inc.	700	10,743
Alpine Electronics, Inc.	3,300	35,502
Amano Corp.	6,700	59,658
Amiyaki Tei Company., Ltd.	5	11,943
Ando Corp.	10,000	12,489
Anritsu Corp. (L)	10,000	110,033
AOC Holdings, Inc.	4,400	26,599
AOKI Holdings, Inc.	2,000	32,617
Aomori Bank, Ltd.	24,000	73,231
Aoyama Trading Company, Ltd.	5,100	95,736
Arakawa Chemical Industries, Ltd.	1,900	16,773
Arc Land Sakamoto Company, Ltd.	1,200	22,388
Arcs Company, Ltd.	4,825	89,183
Ariake Japan Company, Ltd.	1,900	36,612
Arisawa Manufacturing Company, Ltd.	3,300	12,246
Arnest One Corp.	3,000	30,758
AS ONE CORP.	1,400	28,428
Asahi Company, Ltd.	1,500	32,090
Asahi Diamond Industrial Company, Ltd.	5,000	60,293
Asahi Holdings, Inc.	2,500	49,559
Asahi Organic Chemicals
Industry Company, Ltd.	6,000	15,969
ASATSU-DK, Inc.	2,300	60,377
ASKA Pharmaceutical Company, Ltd.	3,000	17,839
ASKUL Corp.	2,100	29,775
Atom Corp. (I)(L)	14,100	52,921
Atsugi Company, Ltd.	19,000	22,697
Autobacs Seven Company, Ltd.	700	32,003
Avex Group Holdings, Inc.	3,400	43,504
Bando Chemical Industries, Ltd.	8,000	30,118
Bank of Iwate, Ltd.	1,400	60,527
Bank of Nagoya, Ltd.	17,000	54,284
Bank of Okinawa, Ltd.	2,100	89,024
Bank of Saga, Ltd.	15,000	37,688
Bank of the Ryukyus, Ltd.	4,800	59,254
Belc Company, Ltd.	1,400	21,170
BIC Camera, Inc.	33	18,402
BML, Inc.	1,400	33,133
Bookoff Corp.	1,700	15,033
BSL Corp. (I)	600	865
Bunka Shutter Company, Ltd.	5,000	17,018
CAC Corp.	1,500	12,286
Can Do Company, Ltd.	16	17,313
Canon Electronics, Inc.	1,700	42,563
Cawachi, Ltd.	2,000	40,404
Central Glass Company, Ltd.	19,000	91,718
Chi Group Company, Ltd. (I)	2,700	6,954
Chino Corp.	2,000	4,986
Chiyoda Company, Ltd.	2,600	46,258
Chiyoda Integre Company, Ltd.	1,400	16,799
Chofu Seisakusho Company, Ltd.	2,100	53,270
Chori Company, Ltd.	17,000	18,978
Chubu Shiryo Company, Ltd.	2,000	12,909
Chudenko Corp.	2,600	27,437
Chuetsu Pulp & Paper Company, Ltd.	10,000	16,878
Chugai Mining Company, Ltd. (I)	34,900	6,812
Chugai Ro Company, Ltd.	5,000	16,097
Chugoku Marine Paints, Ltd.	6,000	37,145
Chukyo Bank, Ltd.	9,000	23,183
Chuo Denki Kogyo Company, Ltd.	2,200	11,450
Circle K Sunkus Company, Ltd.	5,500	91,047
CKD Corp.	5,400	37,050
Clarion Company, Ltd. (I)	5,000	8,884
Cleanup Corp.	2,100	13,138
CMK Corp. (I)	5,400	17,135
Coca-Cola Central Japan Company, Ltd.	1,400	17,852
Cocokara Fine Holdings, Inc.	1,540	39,815
Colowide Company, Ltd.	3,500	24,475
COMSYS Holdings Corp.	200	2,097
Corona Corp.	1,600	25,174
Cosel Company, Ltd. (L)	1,200	17,054
Cosmos Pharmaceutical Corp.	600	30,972
Cybozu, Inc.	48	15,568
Dai Nippon Toryo Company, Ltd.	12,000	12,613
Dai-Dan Company, Ltd.	2,000	13,892
Daibiru Corp.	5,200	32,663

The accompanying notes are an integral part of the financial statements.

142

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Daido Metal Company, Ltd.	4,000	$44,125
Daidoh, Ltd.	2,000	18,021
Daifuku Company, Ltd.	6,500	33,397
Daihen Corp.	8,000	27,933
Daiichi Chuo Kisen Kaisha, Ltd. (I)	8,000	10,356
Daiichi Jitsugyo Company, Ltd.	4,000	16,451
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	400	15,943
Daiken Corp.	9,000	26,923
Daikoku Denki Company, Ltd.	800	7,573
Daikyo, Inc. (I)	19,000	37,480
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	7,000	30,346
Daio Paper Corp.	7,000	48,824
Daisan Bank, Ltd.	17,000	34,884
Daiseki Company, Ltd.	2,900	47,168
Daishi Bank, Ltd.	27,000	87,967
Daiso Company, Ltd.	7,000	21,735
Daisyo Corp.	1,300	16,717
Daiwa Industries, Ltd.	4,000	20,150
Daiwabo Holdings Company, Ltd.	17,000	38,607
DCM Japan Holdings Company, Ltd.	7,700	60,762
Denki Kogyo Company, Ltd.	7,000	30,413
Denyo Company, Ltd.	1,700	22,619
Descente, Ltd.	4,000	21,087
Doshisha Company, Ltd.	1,200	34,632
Doutor Nichires Holdings Company, Ltd.	2,900	38,221
Dr. Ci:Labo Company, Ltd. (L)	21	111,831
DTS Corp.	1,700	19,752
Duskin Company, Ltd.	6,000	118,016
Dwango Company, Ltd.	12	19,627
Dydo Drinco, Inc.	1,200	47,576
Eagle Industry Company, Ltd.	2,000	15,773
Earth Chemical Company, Ltd.	1,600	59,037
EDION Corp.	6,100	49,715
Ehime Bank, Ltd.	18,000	53,326
Eighteenth Bank, Ltd.	20,000	50,631
Eiken Chemical Company, Ltd.	1,400	18,992
Eizo Nanao Corp.	1,500	30,703
Elematec Corp. (L)	2,000	33,249
Enplas Corp.	1,200	24,930
EPS Company, Ltd.	14	26,998
Espec Corp.	1,600	9,637
F&A Aqua Holdings, Inc.	2,400	23,966
Fancl Corp.	2,600	35,484
FCC Company, Ltd.	2,800	56,823
FDK Corp. (I)	9,000	9,108
Felissimo Corp.	900	11,330
Foster Electric Company, Ltd.	2,100	29,876
FP Corp.	1,600	103,468
France Bed Holdings Company, Ltd.	11,000	18,854
Fuji Company, Ltd.	2,100	49,282
Fuji Corp., Ltd.	100	478
Fuji Electronics Company, Ltd.	1,800	25,635
Fuji Kyuko Company, Ltd.	5,000	29,610
Fuji Oil Company, Ltd.	6,700	95,834
Fuji Seal International, Inc.	1,700	30,750
Fuji Soft, Inc.	1,800	32,367
Fujibo Holdings, Inc.	7,000	14,264
Fujicco Company, Ltd.	2,000	24,782
Fujikura Kasei Company, Ltd.	2,000	9,577
Fujimi, Inc.	1,200	13,603
Fujimori Kogyo Company, Ltd.	1,600	22,156
Fujita Kanko, Inc.	7,000	23,137
Fujitec Company, Ltd.	5,000	31,265
Fujitsu General, Ltd.	6,000	34,239
Fujiya Company, Ltd. (I)	6,000	12,724
Fukui Bank, Ltd.	23,000	69,878
Fukushima Bank, Ltd. (I)	21,000	10,918
Funai Consulting Company, Ltd.	3,300	23,189
Funai Electric Company, Ltd.	2,600	62,308
Furukawa Company, Ltd. (I)	27,000	22,071
Furukawa-Sky Aluminum Corp.	9,000	22,301
Fuso Pharmaceutical Industries, Ltd.	5,000	12,724
Futaba Corp.	2,900	46,352
Futaba Industrial Company, Ltd.	3,400	19,114
Future System Consulting Corp.	2	779
Fuyo General Lease Company, Ltd.	1,700	58,374
Gakken Company, Ltd.	7,000	12,721
Geo Corp.	41	42,540
GLOBERIDE, Inc.	10,000	11,563
GMO Internet, Inc.	3,800	14,496
Godo Steel, Ltd.	16,000	39,651
Goldcrest Company, Ltd.	2,190	34,771
Goldwin, Inc.	6,000	24,513
Gulliver International Company, Ltd.	550	22,613
Gun-Ei Chemical Industry Company, Ltd.	4,000	10,343
Gunze, Ltd.	13,000	37,976
H20 Retailing Corp.	8,000	60,961
Hakuto Company, Ltd.	1,300	12,643
Hamakyorex Company, Ltd.	500	14,840
Hanwa Company, Ltd.	14,000	61,032
Harashin Narus Holdings Company, Ltd.	1,300	21,506
Harima Chemicals Inc.	2,000	15,670
Heiwa Real Estate Company, Ltd.	17,500	34,746
Heiwado Company, Ltd.	2,000	25,706
Hibiya Engineering, Ltd.	2,400	25,790
Hiday Hidaka Corp.	1,100	18,071
Higashi-Nippon Bank, Ltd.	17,000	35,555
Higo Bank, Ltd.	20,000	112,959
Hikari Tsushin, Inc.	1,900	47,279
Hioki Ee Corp.	500	8,681
HIS Company, Ltd.	1,800	51,437
Hisaka Works, Ltd.	2,000	21,964
Hitachi Cable, Ltd. (I)	21,000	44,423
Hitachi Koki Company, Ltd.	5,700	43,345
Hitachi Kokusai Electric, Inc.	3,000	24,332
Hitachi Medical Corp.	2,000	20,567
Hitachi Tool Engineering, Ltd.	2,200	23,473
Hitachi Zosen Corp.	47,000	59,153
Hochiki Corp.	3,000	15,355
Hodogaya Chemical Company, Ltd.	7,000	21,980
Hogy Medical Company, Ltd.	1,200	50,753
Hokkaido Gas Company, Ltd.	3,000	10,376
Hokkan Holdings, Ltd.	5,000	14,313
Hokuetsu Bank, Ltd.	21,000	42,576
Hokuetsu Paper Mills, Ltd.	14,000	93,963
Hokuto Corp.	1,600	34,952
Honeys Company, Ltd.	1,350	19,867
Horiba, Ltd.	2,500	75,285
Hosiden Corp.	6,500	43,361
Hosokawa Micron Corp.	3,000	14,129
Howa Machinery, Ltd. (I)	19,000	16,518
Hyakujushi Bank, Ltd.	24,000	107,415
IBJ Leasing Company, Ltd.	1,900	42,170
Ichibanya Company, Ltd.	600	17,552
Ichikoh Industries, Ltd. (I)	4,000	6,525
Ichiyoshi Securities Company, Ltd.	4,000	17,132
ICOM, Inc.	1,000	25,631
IDEC Corp.	2,500	26,334
Ihara Chemical Industry Company, Ltd.	5,000	18,370

The accompanying notes are an integral part of the financial statements.

143

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Iino Kaiun Kaisha, Ltd.	5,200	$21,775
Ikegami Tsushinki Company, Ltd. (I)	12,000	7,631
Imasen Electric Industrial	1,700	19,001
Imperial Hotel, Ltd.	900	21,159
Inaba Denki Sangyo Company, Ltd.	1,600	44,829
Inaba Seisakusho Company, Ltd.	1,300	15,909
Inabata & Company, Ltd.	5,100	30,513
Inageya Company, Ltd.	5,000	58,896
Ines Corp.	2,700	18,997
Intage, Inc.	800	14,595
Internet Initiative Japan, Inc.	12	42,990
Inui Steamship Company, Ltd.	2,500	8,495
Iseki & Company, Ltd. (I)	12,000	25,694
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	36,950
IT Holdings Corp.	6,500	78,039
ITC Networks Corp.	3,200	20,323
Itochu Enex Company, Ltd.	5,900	33,164
Itochu-Shokuhin Company, Ltd.	600	21,300
Itoham Foods, Inc.	12,000	47,699
Iwatani International Corp.	11,000	36,544
Izumiya Company, Ltd.	9,000	47,800
J-Oil Mills, Inc.	9,000	25,720
Jalux, Inc.	1,400	13,160
Japan Aviation Electronics Industry, Ltd.	4,000	27,614
Japan Cash Machine Company, Ltd.	2,000	14,902
Japan Digital Laboratory Company, Ltd.	2,200	21,711
Japan Pulp & Paper Company, Ltd.	6,000	21,036
Japan Pure Chemical Company, Ltd.	4	10,679
Japan Transcity Corp., Ltd.	5,000	16,556
Japan Wool Textile Company, Ltd.	8,000	59,421
Jastec Company, Ltd.	400	2,261
JBCC Holdings, Inc.	1,900	12,830
Jeol, Ltd.	6,000	15,029
JFE Shoji Holdings, Inc.	11,000	45,821
JMS Company, Ltd.	1,000	3,077
Joban Kosan Company, Ltd. (I)	10,000	10,396
Joshin Denki Company, Ltd.	3,000	32,881
JSP Corp.	2,600	41,075
Juki Corp. (L)	10,000	22,429
JVC Kenwood Holdings, Ltd. (I)	9,070	31,293
kabu.com Securities Company, Ltd.	5,800	17,081
Kadokawa Holdings, Inc. (L)	2,000	69,505
Kaga Electronics Company, Ltd.	2,700	28,192
Kaken Pharmaceutical Company, Ltd.	6,000	79,780
Kameda Seika Company, Ltd.	1,800	35,139
Kamei Corp.	4,000	37,852
Kanamoto Company, Ltd.	3,000	23,407
Kandenko Company, Ltd.	7,000	33,892
Kanematsu Corp. (I)	40,000	37,378
Kanematsu Electronics, Ltd.	2,300	23,783
Kanto Auto Works, Ltd.	2,900	24,160
Kanto Denka Kogyo Company, Ltd.	4,000	14,684
Kanto Natural Gas Development, Ltd.	3,000	14,982
Kappa Create Company, Ltd.	1,200	28,383
Kasumi Company, Ltd.	4,200	26,810
Katakura Industries Company, Ltd.	2,100	19,575
Kato Sangyo Company, Ltd.	3,300	63,661
Kawai Musical Instruments
Manufacturing Company, Ltd.	6,000	11,117
Keiyo Company, Ltd. (L)	3,600	22,347
Kenedix, Inc. (I)	152	19,720
KEY Coffee, Inc.	1,800	32,550
Kimoto Company, Ltd.	1,500	9,476
Kimura Chemical Plants Company, Ltd.	1,600	6,271
Kinki Sharyo Company, Ltd.	3,000	9,530
Kintetsu World Express, Inc.	1,300	37,799
Kinugawa Rubber Industrial Company, Ltd.	6,000	52,862
Kisoji Company, Ltd.	2,000	37,337
Kissei Pharmaceutical Company, Ltd.	3,000	61,794
Kita-Nippon Bank, Ltd.	700	17,098
Kitz Corp.	10,000	40,219
Kiyo Holdings, Inc.	53,000	82,643
Koa Corp.	3,300	29,095
Koatsu Gas Kogyo Company, Ltd.	3,000	18,308
Kohnan Shoji Company, Ltd.	2,800	45,968
Kohsoku Corp.	1,800	14,817
Kojima Company, Ltd.	3,100	20,334
Kokuyo Company, Ltd.	8,300	58,627
Komatsu Seiren Company, Ltd.	2,000	9,555
Komatsu Wall Industry Company, Ltd.	1,000	10,143
Komeri Company, Ltd.	1,800	55,526
Komori Corp.	6,300	42,183
Konishi Company, Ltd.	1,700	23,236
Kose Corp.	1,500	37,544
Kourakuen Corp.	1,200	18,482
KRS Corp.	900	9,938
Kumagai Gumi Company, Ltd. (I)	17,000	15,220
Kumiai Chemical Industry Company, Ltd.	4,000	15,059
Kura Corp.	800	10,516
Kurabo Industries, Ltd.	22,000	41,704
Kureha Corp.	14,000	69,605
Kurimoto, Ltd.	10,000	20,746
Kuroda Electric Company, Ltd.	3,100	33,521
Kyodo Printing Company, Ltd.	8,000	18,695
Kyodo Shiryo Company, Ltd.	8,000	9,555
Kyoei Steel, Ltd.	1,100	20,397
Kyokuto Securities Company, Ltd.	3,000	16,161
Kyokuyo Company, Ltd.	9,000	20,804
Kyorin Company, Ltd.	4,000	70,373
Kyoritsu Maintenance Company, Ltd.	1,200	22,231
Kyosan Electric Manufacturing Company, Ltd.	6,000	25,314
Kyowa Exeo Corp.	6,700	63,060
Kyudenko Corp.	4,000	24,461
Laox Company, Ltd. (I)	21,000	7,899
Lec, Inc.	700	10,381
Leopalace21 Corp. (I)(L)	15,500	30,339
Life Corp.	3,800	68,921
M3, Inc.	2	9,011
Macnica, Inc.	1,300	29,911
Maeda Corp.	10,000	36,712
Maeda Road Construction Company, Ltd.	5,000	52,491
Maezawa Kasei Industries Company, Ltd.	1,100	11,159
Maezawa Kyuso Industries Company, Ltd.	1,500	20,602
Makino Milling Machine Company, Ltd.	8,000	49,156
Mandom Corp.	1,400	36,984
Mars Engineering Corp.	700	11,944
Marubun Corp.	3,300	13,533
Marudai Food Company, Ltd.	12,000	43,992
Maruetsu, Inc.	6,000	21,815
Maruha Group, Inc.	27,385	50,574
Marusan Securities Company, Ltd.	7,800	23,891
Maruwa Company, Ltd.	1,100	50,607
Maruzen Showa Unyu Company, Ltd.	6,000	19,371
Matsuda Sangyo Company, Ltd.	1,400	21,348
Matsuya Company, Ltd. (I)	2,800	15,880
Matsuya Foods Company, Ltd.	700	14,476
Max Company, Ltd.	5,000	62,528
Maxvalu Tokai Company, Ltd.	1,400	20,352
Megachips Corp.	1,800	29,966
Megane Top Company, Ltd.	3,600	41,364

The accompanying notes are an integral part of the financial statements.

144

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Megmilk Snow Brand Company, Ltd.	4,800	$92,034
Meidensha Corp.	17,000	57,116
Meiji Shipping Company, Ltd.	3,100	8,730
Meiko Network Japan Company, Ltd.	3,100	27,817
Meitec Corp.	3,100	59,752
Meito Sangyo Company, Ltd.	900	11,562
Meiwa Estate Company, Ltd.	2,300	10,658
Melco Holdings, Inc.	1,200	32,431
Michinoku Bank, Ltd.	14,000	26,342
Mikuni Coca-Cola Bottling Company, Ltd.	3,300	29,276
Milbon Company, Ltd.	880	27,034
Mimasu Semiconductor Industry Company, Ltd.	1,400	11,669
Minato Bank, Ltd.	16,000	29,077
Ministop Company, Ltd.	1,800	33,637
Mirait Holdings Corp.	5,440	40,966
Misawa Homes Company, Ltd. (I)	3,600	28,914
Mitsuba Corp.	4,000	31,254
Mitsubishi Kakoki Kaisha, Ltd.	7,000	11,900
Mitsubishi Paper Mills, Ltd. (I)	37,000	33,611
Mitsubishi Pencil Company, Ltd.	2,500	45,118
Mitsubishi Steel Manufacturing Company, Ltd.	16,000	40,262
Mitsuboshi Belting Company, Ltd.	6,000	30,835
Mitsui High-Tec, Inc. (I)	2,200	9,334
Mitsui Home Company, Ltd.	3,000	15,311
Mitsui Knowledge Industry Company, Ltd.	90	16,433
Mitsui Matsushima Company, Ltd.	10,000	18,287
Mitsui Sugar Company, Ltd.	8,000	27,316
Mitsui-Soko Company, Ltd.	9,000	33,884
Mitsuuroko Company, Ltd.	3,200	18,288
Miura Company, Ltd.	2,600	73,254
Miyazaki Bank, Ltd.	14,000	34,353
Miyoshi Oil & Fat Company, Ltd.	9,000	11,943
Mizuho Financial Group, Inc.	4,460	6,019
Mizuno Corp.	7,000	35,999
Mochida Pharmaceutical Company, Ltd.	7,000	78,539
Modec, Inc.	1,100	18,944
Monex Group, Inc.	78	11,360
Mori Seiki Company, Ltd.	7,900	70,384
Morinaga & Company, Ltd.	14,000	32,907
Morinaga Milk Industry Company, Ltd.	14,000	54,262
Morita Corp.	3,000	16,981
MOS Food Services, Inc.	1,800	35,884
Moshi Moshi Hotline, Inc.	4,400	41,497
Mr. Max Corp.	3,200	13,566
Musashi Seimitsu Industry Company, Ltd.	2,400	51,810
Musashino Bank, Ltd.	3,800	126,329
Nachi-Fujikoshi Corp. (L)	11,000	48,623
Nagaileben Company, Ltd.	1,800	23,846
Nagano Bank, Ltd.	8,000	15,883
Nagatanien Company, Ltd.	2,000	22,625
Nakamuraya Company, Ltd.	3,000	14,804
Nakayama Steel Works, Ltd. (I)	11,000	10,020
NEC Fielding, Ltd.	1,200	15,444
NEC Leasing, Ltd.	800	11,644
NEC Mobiling, Ltd.	700	23,452
NEC Networks & System Integration Corp.	2,700	39,361
NET One Systems Company, Ltd.	44	119,955
Neturen Company, Ltd.	3,800	28,480
Nice Holdings, Inc.	6,000	12,581
Nichias Corp.	7,000	38,753
Nichicon Corp.	4,600	46,244
Nichiden Corp.	700	23,092
Nichiha Corp.	2,400	25,795
Nichii Gakkan Company, Ltd.	5,000	60,964
NICHIREI Corp.	18,000	87,287
Nichireki Company, Ltd.	3,000	14,159
Nidec Copal Corp.	1,200	13,272
Nidec Tosok Corp.	3,000	35,712
Nifco, Inc.	4,700	131,198
Nihon Chouzai Company, Ltd.	710	24,771
Nihon Dempa Kogyo Company, Ltd.	1,800	21,489
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,080
Nihon Kohden Corp.	3,600	88,749
Nihon M&A Center, Inc.	4	20,845
Nihon Nohyaku Company, Ltd.	4,000	16,461
Nihon Parkerizing Company, Ltd.	4,000	47,978
Nihon Shokuhin Kako Company, Ltd.	2,000	8,463
Nihon Unisys, Ltd.	5,100	32,503
Nihon Yamamura Glass Company, Ltd.	10,000	25,058
Nikkiso Company, Ltd.	6,000	51,019
Nippo Corp.	5,000	47,781
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	29,799
Nippon Carbon Company, Ltd.	12,000	33,625
Nippon Ceramic Company, Ltd.	2,100	38,971
Nippon Chemi-Con Corp.	11,000	37,084
Nippon Chemical Industrial Company, Ltd.	7,000	11,627
Nippon Coke & Engineering Company, Ltd.	18,000	23,106
Nippon Denko Company, Ltd.	4,000	18,052
Nippon Densetsu Kogyo Company, Ltd.	5,000	48,200
Nippon Fine Chemical Company, Ltd.	1,800	11,942
Nippon Flour Mills Company, Ltd.	13,000	57,400
Nippon Formula Feed
Manufacturing Company, Ltd. (I)	11,000	15,708
Nippon Gas Company, Ltd.	3,000	42,060
Nippon Kanzai Company, Ltd.	800	14,454
Nippon Kasei Chemical Company, Ltd.	9,000	15,419
Nippon Koei Company, Ltd.	8,000	28,880
Nippon Konpo Unyu Soko Company, Ltd.	6,000	64,713
Nippon Koshuha Steel Company, Ltd.	8,000	8,825
Nippon Light Metal Company, Ltd.	43,000	56,904
Nippon Metal Industry Company, Ltd. (I)	10,000	8,171
Nippon Road Company, Ltd.	7,000	19,991
Nippon Seiki Company, Ltd.	4,000	43,314
Nippon Sharyo, Ltd.	8,000	30,618
Nippon Shinyaku Company, Ltd.	4,000	49,391
Nippon Signal Company, Ltd.	2,700	16,021
Nippon Soda Company, Ltd.	16,000	72,431
Nippon Suisan Kaisha, Ltd.	15,600	53,470
Nippon Synthetic Chemical
Industry Company, Ltd.	3,000	17,241
Nippon System Development Company, Ltd.	3,100	24,311
Nippon Thompson Company, Ltd.	8,000	46,390
Nippon Valqua Industries, Ltd.	8,000	20,658
Nippon Yakin Kogyo Company, Ltd. (I)	11,000	17,266
Nipro Corp. (L)	6,800	57,115
Nishimatsu Construction Company, Ltd.	29,000	49,675
Nishimatsuya Chain Company, Ltd.	5,100	39,397
Nissan Shatai Company, Ltd.	9,000	87,395
Nissen Holdings Company, Ltd.	3,100	13,759
Nisshin Fudosan Company, Ltd.	2,900	16,407
Nisshin Oillio Group, Ltd.	13,000	55,879
Nissin Corp.	8,000	19,525
Nissin Electric Company, Ltd.	2,000	11,158
Nissin Kogyo Company, Ltd.	2,100	30,134
Nissui Pharmaceutical Company, Ltd.	1,600	14,276
Nitta Corp.	2,300	43,174
Nittan Valve Company, Ltd.	1,200	4,099
Nittetsu Mining Company, Ltd.	6,000	23,749
Nitto Boseki Company, Ltd.	22,000	76,531

The accompanying notes are an integral part of the financial statements.

145

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nitto Kogyo Corp.	3,400	$39,056
Nitto Kohki Company, Ltd.	1,000	22,720
Noevir Holdings Company, Ltd.	1,600	17,623
NOF Corp.	16,000	81,836
Nohmi Bosai, Ltd.	2,000	12,465
Noritake Company, Ltd.	12,000	35,842
Noritsu Koki Company, Ltd. (I)	2,700	12,235
Noritz Corp.	900	16,430
NS Solutions Corp.	1,500	29,862
Obara Corp.	1,400	15,810
OBIC Business Consultants, Ltd.	900	42,106
Oenon Holdings, Inc.	8,000	18,727
Ogaki Kyoritsu Bank, Ltd.	27,000	88,172
Oiles Corp.	2,400	45,292
Oita Bank, Ltd.	12,000	34,586
Okabe Company, Ltd.	5,700	28,340
Okamoto Industries, Inc.	7,000	26,819
Okamoto Machine Tool Works, Ltd. (I)	7,000	8,809
Okamura Corp.	7,000	47,803
Okasan Holdings, Inc.	15,000	47,486
OKI Electric Industry Company, Ltd. (I)	55,000	49,229
Okinawa Electric Power Company, Inc.	1,900	81,020
OKK Corp. (I)	10,000	11,283
OKUMA Corp.	4,000	25,524
Okumura Corp.	12,000	49,164
Okura Industrial Company, Ltd.	4,000	12,306
Okuwa Company, Ltd.	3,000	45,779
Onoken Company, Ltd.	1,900	15,476
Onward Kashiyama Company, Ltd.	11,000	80,690
Optex Company, Ltd.	1,200	15,718
Organo Corp.	3,000	22,903
Origin Electric Company, Ltd.	3,000	8,862
Osaka Steel Company, Ltd.	1,400	26,780
Osaki Electric Company, Ltd.	3,000	28,666
OSG Corp.	7,600	95,565
Oyo Corp.	2,700	31,061
Pacific Industrial Company, Ltd.	5,000	24,074
Pal Company, Ltd.	950	36,807
PanaHome Corp.	7,000	47,434
Panasonic Electric Works Information
Systems Company, Ltd.	1,000	25,782
Paramount Bed Holdings Company, Ltd. (I)	1,100	33,441
Parco Company, Ltd.	5,400	41,222
Paris Miki, Inc.	1,100	8,981
Pasco Corp.	5,000	17,711
Pasona Group, Inc.	22	21,416
Penta-Ocean Construction Company, Ltd. (L)	28,500	87,111
Pigeon Corp.	1,000	40,755
Pilot Corp.	16	31,156
Piolax, Inc.	1,300	28,290
Plenus Company, Ltd.	2,400	39,211
Point, Inc.	910	38,639
Press Kogyo Company, Ltd.	13,000	62,556
Prima Meat Packers, Ltd.	16,000	26,233
Pronexus, Inc.	2,900	14,520
Rasa Industries, Ltd. (I)	10,000	15,435
Resorttrust, Inc.	2,100	31,019
Rhythm Watch Company, Ltd.	12,000	22,109
Ricoh Leasing Company, Ltd.	2,300	51,385
Riken Corp.	9,000	33,760
Riken Keiki Company, Ltd.	1,300	9,448
Riken Technos Corp.	3,000	8,504
Riken Vitamin Company, Ltd.	1,200	35,364
Ringer Hut Company, Ltd.	1,700	23,403
Riso Kyoiku Company, Ltd.	361	22,348
Rock Field Company, Ltd.	1,000	16,611
Roland Corp.	2,500	22,653
Roland D.G. Corp.	1,400	15,544
Round One Corp.	3,800	24,657
Royal Holdings Company, Ltd.	3,000	35,806
Ryobi, Ltd.	9,000	32,938
Ryoden Trading Company, Ltd.	4,000	22,750
Ryohin Keikaku Company, Ltd.	1,700	82,993
Ryosan Company, Ltd.	3,600	76,210
Ryoshoku, Ltd.	800	20,975
Ryoyo Electro Corp.	2,600	28,841
S Foods, Inc.	500	4,193
Saibu Gas Company, Ltd.	19,000	50,173
Saizeriya Company, Ltd.	3,000	49,980
Sakai Chemical Industry Company, Ltd.	9,000	33,287
Sakata INX Corp.	6,000	27,028
Sakata Seed Corp.	2,900	41,573
Sala Corp.	1,500	8,955
San-A Company, Ltd.	700	27,686
San-Ai Oil Company, Ltd.	5,000	21,222
Sanden Corp.	8,000	24,063
Sangetsu Company, Ltd.	3,500	89,914
Sankei Building Company, Ltd.	3,700	14,217
Sanken Electric Company, Ltd.	12,000	37,653
Sanki Engineering Company, Ltd.	6,000	31,236
Sanko Marketing Foods Company, Ltd.	18	19,138
Sankyo Seiko Company, Ltd.	3,200	11,050
Sankyo-Tateyama Holdings, Inc. (I)	22,000	32,269
Sankyu, Inc.	8,000	30,213
Sanoh Industrial Company, Ltd.	2,600	18,292
Sanshin Electronics Company, Ltd.	2,600	21,560
Sanwa Shutter Corp.	22,000	65,679
Sanyo Chemical Industries, Ltd.	8,000	52,241
Sanyo Denki Company, Ltd.	5,000	25,619
Sanyo Shokai, Ltd.	11,000	24,996
Sanyo Special Steel Company, Ltd.	10,000	52,931
Sasebo Heavy Industries Company, Ltd.	9,000	14,598
Sato Corp.	1,700	21,097
Satori Electric Company, Ltd.	2,000	11,997
SCSK Corp. (L)	3,980	63,561
Seika Corp.	7,000	18,632
Seikagaku Corp.	3,300	35,473
Seiko Holdings Corp.	11,000	22,557
Seiren Company, Ltd.	5,200	30,512
Sekisui Jushi Corp.	3,000	30,268
Sekisui Plastics Company, Ltd.	5,000	19,147
Senko Company, Ltd.	9,000	35,756
Senshukai Company, Ltd.	4,400	29,513
Shibusawa Warehouse Company, Ltd.	5,000	13,982
Shibuya Kogyo Company, Ltd.	800	8,436
Shikibo, Ltd.	11,000	14,566
Shikoku Bank, Ltd.	15,000	56,272
Shikoku Chemicals Corp.	3,000	16,010
Shima Seiki Manufacturing, Ltd.	2,300	39,229
Shimachu Company, Ltd.	3,800	87,076
Shimizu Bank, Ltd.	900	32,903
Shin Nippon Air Technologies Company, Ltd.	2,900	15,731
Shin Nippon Biomedical Laboratories, Ltd. (I)	1,900	4,833
Shin-Etsu Polymer Company, Ltd.	3,000	12,576
Shin-Kobe Electric
Machinery Company, Ltd. (I)	2,000	44,285
Shinagawa Refractories Company, Ltd.	6,000	17,355
Shindengen Electric
Manufacturing Company, Ltd.	5,000	20,947
Shinkawa, Ltd.	1,500	6,854

The accompanying notes are an integral part of the financial statements.

146

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shinko Electric Company, Ltd.	12,000	$24,445
Shinko Plantech Company, Ltd.	3,300	26,640
Shinko Shoji Company, Ltd.	2,700	21,429
Shinmaywa Industries, Ltd.	9,000	36,098
Shinwa Kaiun Kaisha, Ltd.	8,000	12,026
Ship Healthcare Holdings Inc	2,600	56,762
Shizuoka Gas Company, Ltd.	4,500	28,546
SHO-BOND Holdings Company, Ltd.	1,200	26,394
Shochiku Company, Ltd.	6,000	56,966
Showa Corp. (I)	3,500	20,161
Showa Sangyo Company, Ltd.	7,000	21,580
Siix Corp.	2,200	27,980
Simplex Technology, Inc.	40	12,947
Sinanen Company, Ltd.	6,000	26,488
Sintokogio, Ltd.	4,600	40,520
SKY Perfect JSAT Holdings, Inc.	177	88,593
SMK Corp.	6,000	19,390
So-net Entertainment Corp.	19	69,124
Sogo Medical Company, Ltd.	600	20,203
Sohgo Security Services Company, Ltd.	5,000	52,690
SRI Sports, Ltd.	1,300	14,166
ST Corp.	1,100	13,871
St. Marc Holdings Company, Ltd.	900	34,656
Star Micronics Company, Ltd.	2,600	23,507
Starzen Company, Ltd.	6,000	18,025
Stella Chemifa Corp.	800	24,323
Sumikin Bussan Corp.	9,000	22,781
Suminoe Textile Company, Ltd.	5,000	8,754
Sumiseki Holdings, Inc. (I)	4,400	3,768
Sumitomo Densetsu Company, Ltd.	4,200	24,006
Sumitomo Light Metal Industries, Ltd. (I)	29,000	26,716
Sumitomo Mitsui Company, Ltd. (I)	28,700	18,990
Sumitomo Osaka Cement Company, Ltd.	30,000	81,975
Sumitomo Pipe & Tube Company, Ltd.	2,300	18,180
Sumitomo Real Estate Sales Company, Ltd.	510	19,891
Sumitomo Seika Chemicals Company, Ltd.	4,000	16,884
Sumitomo Warehouse Company, Ltd.	16,048	76,199
SWCC Showa Holdings Company, Ltd. (I)	24,000	21,793
T Rad Company, Ltd.	7,000	23,157
T. Hasegawa Company, Ltd.	1,600	24,613
Tachi-S Company, Ltd.	2,700	47,216
Tachibana Eletech Company, Ltd.	1,500	13,938
Tadano, Ltd.	11,000	69,366
Taihei Dengyo Kaisha, Ltd.	3,000	23,135
Taihei Kogyo Company, Ltd.	5,000	26,617
Taiho Kogyo Company, Ltd.	2,500	21,703
Taikisha, Ltd.	2,100	44,910
Taisei Lamick Company, Ltd.	600	18,844
Taiyo Holdings Company, Ltd.	1,300	33,512
Takagi Securities Company, Ltd. (I)	7,000	5,634
Takamatsu Corp.	1,500	23,738
Takaoka Electric Manufacturing Company, Ltd.	7,000	14,978
Takara Holdings, Inc.	13,000	83,531
Takara Standard Company, Ltd.	7,000	53,031
Takasago International Corp.	8,000	37,080
Takasago Thermal Engineering Company, Ltd.	5,700	48,617
Takihyo Company, Ltd.	3,000	16,167
Takiron Company, Ltd.	6,000	20,329
Takuma Company, Ltd. (I)	6,000	24,592
Tamron Company, Ltd.	1,500	36,142
Tamura Corp.	7,000	16,711
Tatsuta Electric Wire & Cable Company, Ltd.	6,000	25,460
Tecmo Koei Holdings Company, Ltd.	2,100	17,283
Teikoku Electric Manufacturing Company, Ltd.	700	12,497
Teikoku Piston Ring Company, Ltd.	1,400	16,383
Teikoku Sen-I Company, Ltd.	2,000	12,507
Telepark Corp.	13	24,236
Temp Holdings Company, Ltd.	2,400	21,653
Tenma Corp.	1,800	16,080
The Chiba Kogyo Bank, Ltd. (I)	3,200	16,909
The Daiei, Inc. (I)	5,650	20,447
The Hokkoku Bank, Ltd.	5,000	18,338
The Hyakugo Bank, Ltd.	20,000	79,180
The Pack Corp.	1,300	18,840
The San-in Godo Bank, Ltd.	8,000	59,923
The Yachiyo Bank, Ltd.	1,700	40,462
Tigers Polymer Corp.	1,000	3,744
TKC Corp.	1,500	31,127
TOA Corp.	22,000	37,110
Toagosei Company, Ltd.	18,000	73,811
Tobishima Corp. (I)	7,200	6,631
TOC Company, Ltd.	6,800	30,891
Tocalo Company, Ltd.	1,300	27,562
Tochigi Bank, Ltd.	11,000	39,419
Toda Corp.	17,000	61,779
Toda Kogyo Corp.	3,000	26,738
Toei Company, Ltd.	5,000	23,678
Toenec Corp.	4,000	21,604
Toho Bank, Ltd.	18,000	52,104
Toho Company, Ltd.	3,000	12,109
Toho Holdings Company, Ltd.	3,300	45,723
Toho Real Estate Company, Ltd.	3,000	15,468
Toho Zinc Company, Ltd.	10,000	37,957
Tohoku Bank, Ltd.	4,000	6,284
Tokai Carbon Company, Ltd.	17,000	92,117
Tokai Holdings Corptokai Holdings Corp.	4,000	19,837
Tokai Rubber Industries, Ltd.	2,400	26,570
Tokai Tokyo Securities Company, Ltd.	16,000	43,389
Token Corp.	810	27,484
Tokimec, Inc.	5,000	8,498
Tokushu Tokai Holdings Company, Ltd.	15,000	33,761
Tokyo Dome Corp. (I)	11,000	26,984
Tokyo Energy & Systems, Inc.	2,000	10,397
Tokyo Ohka Kogyo Company, Ltd.	4,200	83,420
Tokyo Rakutenchi Company, Ltd.	2,000	7,299
Tokyo Rope Manufacturing Company, Ltd. (L)	12,000	23,347
Tokyo Seimitsu Company, Ltd.	2,600	49,458
Tokyo Tekko Company, Ltd.	4,000	11,365
Tokyo Theatres Company, Inc.	9,000	12,041
Tokyo Tomin Bank, Ltd.	2,800	34,055
Tokyotokeiba Company, Ltd.	19,000	25,905
Tokyu Community Corp.	700	21,884
Tokyu Construction Company, Ltd.	9,910	23,797
Tokyu Livable, Inc.	1,800	13,832
Tomato Bank, Ltd.	11,000	18,428
Tomen Devices Corp.	600	13,111
Tomen Electronics Corp.	1,900	22,958
Tomoe Corp.	2,200	8,003
Tomoe Engineering Company, Ltd.	800	14,360
Tomoku Company, Ltd.	6,000	15,927
TOMONY Holdings, Inc.	15,000	65,807
Tomy Company, Ltd.	4,500	31,602
Tonami Holdings Company, Ltd.	6,000	13,241
Topcon Corp. (L)	5,900	27,175
Toppan Forms Company, Ltd.	5,600	42,785
Topre Corp.	4,300	42,244
Topy Industries, Ltd.	18,000	44,137
Toridoll Corp.	1,400	13,086
Torigoe Company, Ltd.	2,300	20,360
Torii Pharmaceutical Company, Ltd.	1,100	20,640

The accompanying notes are an integral part of the financial statements.

147

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Torishima Pump Manufacturing Company, Ltd.	900	$11,530
Toshiba Machine Company, Ltd.	14,000	70,443
Toshiba Plant Systems & Services Corp.	4,000	40,573
Toshiba TEC Corp.	9,000	31,998
Tosho Printing Company, Ltd.	7,000	11,816
Totetsu Kogyo Company, Ltd.	3,000	25,812
Tottori Bank, Ltd.	4,000	7,494
Towa Bank, Ltd.	21,000	24,311
Towa Corptowa Corp.	2,200	11,783
Towa Pharmaceutical Company, Ltd.	1,300	55,455
Toyo Construction Company, Ltd.	34,000	30,885
Toyo Corp.	3,200	33,727
Toyo Electric Manufacturing Company, Ltd.	3,000	11,614
Toyo Engineering Corp.	10,000	35,807
Toyo Ink Manufacturing Company, Ltd.	15,000	55,464
Toyo Kanetsu KK	10,000	18,167
Toyo Kohan Company, Ltd.	4,000	13,810
Toyo Securities Company, Ltd.	6,000	8,096
Toyo Tanso Company, Ltd.	1,000	41,123
Toyo Tire & Rubber Company, Ltd.	15,000	34,053
Toyo Wharf & Warehouse Company, Ltd.	6,000	9,734
Toyobo Company, Ltd.	48,936	66,241
Transcosmos, Inc.	2,800	33,508
Trusco Nakayama Corp.	2,500	45,564
TS Tech Company, Ltd.	5,700	90,138
Tsi Holdings Company, Ltd. (I)	9,970	49,287
Tsubakimoto Chain Company, Ltd.	8,000	41,210
Tsugami Corp. (L)	6,000	41,773
Tsukishima Kikai Company, Ltd.	2,000	16,408
Tsukuba Bank, Ltd.	5,700	18,778
Tsuruha Holdings, Inc.	1,500	83,968
Tsurumi Manufacturing Company, Ltd.	2,000	14,801
Tsutsumi Jewelry Company, Ltd.	1,100	26,001
U-Shin, Ltd.	2,300	18,503
Ube Material Industries, Ltd.	5,000	15,413
Uchida Yoko Company, Ltd.	4,000	10,957
ULVAC, Inc. (I)	2,900	35,508
Uniden Corp.	9,000	30,149
Union Tool Company, Ltd.	1,500	25,955
Unipres Corp.	2,600	74,627
United Arrows, Ltd.	2,400	46,279
Unitika, Ltd. (I)	45,000	24,522
Valor Company, Ltd.	4,100	63,706
Vital KSK Holdings, Inc.	3,900	28,350
Wacom Company, Ltd.	52	79,168
Wakachiku Construction Company, Ltd. (I)	17,000	23,022
Warabeya Nichiyo Company, Ltd.	1,900	24,833
Watabe Wedding Corp.	1,100	10,137
WATAMI Company, Ltd.	2,500	59,608
Xebio Company, Ltd.	1,500	35,647
Yahagi Construction Company, Ltd.	2,000	9,866
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,999
Yamabiko Corp.	1,200	13,502
Yamagata Bank, Ltd.	16,000	78,112
Yamanashi Chuo Bank, Ltd.	13,000	52,833
Yamatane Corp.	11,000	15,849
Yamazen Corp.	5,700	41,716
Yaoko Company, Ltd.	300	10,152
Yasuda Warehouse Company, Ltd.	2,900	17,999
Yellow Hat, Ltd.	2,200	35,074
Yodogawa Steel Works, Ltd.	10,000	43,350
Yokogawa Bridge Corp.	3,000	19,636
Yokohama Reito Company, Ltd.	4,000	32,660
Yokowo Company, Ltd.	2,000	9,291
Yomeishu Seizo Company, Ltd.	1,000	9,404
Yomiuri Land Company, Ltd.	3,000	9,478
Yondenko Corp.	3,000	13,016
Yonekyu Corp.	2,000	19,271
Yorozu Corp.	1,800	41,001
Yoshinoya D&C Company, Ltd.	53	74,418
Yuasa Trading Company, Ltd.	21,000	30,790
Yuki Gosei Kogyo Co., Ltd. (I)	3,000	7,246
Yukiguni Maitake Company, Ltd.	3,400	15,013
Yurtec Corp.	4,000	19,928
Yusen Logistics Company, Ltd.	1,200	15,372
Yushin Precision Equipment Company, Ltd.	1,100	20,597
Yushiro Chemical Industry Company, Ltd.	1,500	16,628
Zenrin Company, Ltd.	2,100	18,782
Zensho Company, Ltd.	6,000	81,122
Zeria Pharmaceutical Company, Ltd.	2,000	34,512
Zuken, Inc.	2,200	15,169
		26,108,151
Jersey, C.I. - 0.03%
Atrium European Real Estate, Ltd.	375	1,706
Heritage Oil, Ltd. (I)	9,831	29,258
		30,964
Liechtenstein - 0.10%
Liechtensteinische Landesbank AG	1,361	59,985
Verwaltungs & Privat Bank AG	492	43,475
		103,460
Luxembourg - 0.12%
GAGFAH SA (I)	1,693	8,708
Oriflame Cosmetics SA	961	30,246
Regus PLC	66,614	86,984
		125,938
Netherlands - 1.77%
Aalberts Industries NV	9,501	158,928
Accell Group	1,666	30,399
AMG Advanced Metallurgical Group NV (I)(L)	3,085	30,127
Amsterdam Commodities NV	1,057	14,143
Arcadis NV	6,428	100,306
ASM International NV	5,593	164,159
Beter Bed Holding NV	1,056	19,109
BinckBank NV	4,478	48,247
Brunel International NV	825	24,223
CSM NV	5,756	89,800
Dockwise, Ltd. (I)	1,556	24,960
Exact Holdings NV	467	9,658
Fornix Biosciences NV	819	632
Grontmij NV	1,999	13,523
Heijmans NV	2,023	21,305
Imtech NV (L)	5,694	146,826
InnoConcepts NV (I)	10,527	136
KAS Bank NV	330	3,646
Kendrion NV	212	4,526
Koninklijke BAM Groep NV	22,920	96,557
Koninklijke Ten Cate NV	3,975	108,995
Koninklijke Wessanen Nv	2,054	7,505
Macintosh Retail Group NV	454	5,922
Mediq NV	5,827	88,581
Nutreco Holding NV	2,903	190,627
Ordina NV (I)	5,537	6,909
Pharming Group NV (I)(L)	17,228	1,822
Sligro Food Group NV	2,169	58,168
SNS REAAL NV (I)	16,603	36,013
Telegraaf Media Groep NV	4,601	59,226
TKH Group NV	2,231	48,789

The accompanying notes are an integral part of the financial statements.

148

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
TomTom NV (I)(L)	15,548	$61,048
Unit 4 Agresso NV	1,920	45,391
USG People NV	6,381	52,681
Wavin NV (I)	2,026	24,880
		1,797,767
New Zealand - 0.76%
Air New Zealand, Ltd.	19,995	14,007
Fisher & Paykel Appliances Holdings, Ltd. (I)	73,602	20,599
Fisher & Paykel Healthcare Corp.	28,953	56,789
Freightways, Ltd.	8,921	25,549
Infratil, Ltd.	66,634	97,507
Mainfreight, Ltd.	7,268	55,990
New Zealand Oil & Gas, Ltd.	43,880	24,093
New Zealand Refining Company, Ltd.	19,629	42,797
Nuplex Industries, Ltd.	56,785	101,170
PGG Wrightson, Ltd. (I)	8,197	2,425
Pike River Coal Company, Ltd. (I)	21,968	0
Port of Tauranga, Ltd.	5,763	44,629
Pumpkin Patch, Ltd. (I)	7,395	3,679
Ryman Healthcare, Ltd.	14,826	31,273
Sky City Entertainment Group, Ltd.	49,413	132,162
Sky Network Television, Ltd.	12,878	53,125
Tower, Ltd.	20,665	24,589
Vector, Ltd.	18,041	34,653
Warehouse Group, Ltd.	4,936	11,524
		776,560
Nigeria - 0.03%
Maurel & Prom Nigeria (I)	12,266	30,957
Norway - 0.86%
Acta Holding ASA	24,000	4,855
Aktiv Kapital ASA	4,600	20,761
Algeta ASA (I)	600	15,290
Atea ASA	15,457	154,601
Bonheur ASA	1,100	21,421
BW Offshore, Ltd.	30,800	48,450
BWG Homes ASA	8,510	13,653
Camillo Eitzen & Company ASA (I)	130	50
Cermaq ASA (I)	9,600	112,547
DOF ASA (I)	1,335	4,798
EDB Business Partner ASA (I)	946	1,542
Eitzen Chemical ASA (I)	21,250	566
Eltek ASA (I)	22,000	11,952
Ganger Rolf ASA	700	12,462
Kongsberg Automotive Holding ASA (I)	29,400	7,088
Kverneland Gruppen ASA (I)	15,000	26,709
Nordic Semiconductor ASA (L)	27,500	65,533
Norwegian Air Shuttle ASA (I)	3,567	32,830
Norwegian Energy Company AS (I)(L)	16,500	12,821
Opera Software ASA	8,100	39,289
Scana Industrier ASA (I)	8,889	2,936
Sevan Marine ASA (I)(L)	517	720
Sevan Marine ASA (I)	1,551	2,160
Siem Offshore, Inc. (I)	20,000	27,727
Solstad Offshore ASA	2,900	41,443
Sparebanken Midt-Norge ASA	3,000	19,702
Tomra Systems ASA	15,212	101,760
Veidekke ASA	6,400	41,406
Wilh Wilhelmsen Holding ASA, Class A	1,300	29,570
		874,642
Papua New Guinea - 0.01%
Highlands Pacific, Ltd. (I)	59,421	8,221
Peru - 0.05%
Copeinca ASA (I)	9,200	51,525
Portugal - 0.34%
Altri SGPS SA	31,618	49,097
Banco BPI SA (I)	23,984	14,925
BANIF SGPS SA (I)	17,971	7,902
Brisa Auto Estrada SA (L)	10,616	34,849
Impresa SGPS SA (I)	11,168	6,773
Investimentos Participacoes e Gestao SA (I)	15,959	2,892
Mota Engil	5,366	7,187
Portucel - Empresa Produtora de Pasta
e Papel SA (I)	28,126	66,763
Redes Energeticas Nacionais SA	12,164	33,215
Semapa-Sociedade de Investimento
& Gestao (I)	5,253	36,413
Sonae	50,046	29,657
Sonae Capital SGPS SA (I)	16,889	5,901
Teixeira Duarte SA	21,736	5,906
Zon Multimedia SA	14,900	44,675
		346,155
Russia - 0.01%
Alliance Oil Company, Ltd., ADR (I)	445	5,533
Singapore - 1.03%
ASL Marine Holdings, Ltd.	19,600	6,906
Ausgroup, Ltd.	71,000	17,185
Ban Joo & Company, Ltd. (I)	396,000	3,360
Banyan Tree Holdings, Ltd.	54,000	25,022
Bukit Sembawang Estates, Ltd.	16,000	48,371
Cape PLC	709	3,600
Cerebos Pacific, Ltd.	10,000	38,217
CH Offshore, Ltd.	38,000	10,254
China Aviation Oil Singapore Corp., Ltd.	12,000	9,090
China Merchants Holdings Pacific, Ltd.	50,000	24,282
Creative Technology, Ltd.	6,650	11,168
CSE Global, Ltd.	55,000	31,753
Ezion Holdings, Ltd.	49,000	24,849
Ezra Holdings, Ltd. (I)	50,400	32,685
Food Empire Holdings, Ltd.	43,200	10,492
Gallant Venture, Ltd. (I)	71,000	13,093
GMG Global Ltd.	46,000	3,975
Goodpack, Ltd.	29,000	30,836
Ho Bee Investment, Ltd. (I)	18,000	14,231
Hong Fok Corp., Ltd. (I)	49,000	15,269
Hong Leong Asia, Ltd.	13,000	15,640
Hotel Properties, Ltd.	24,000	32,125
HTL International Holdings, Ltd.	34,000	8,126
Hyflux, Ltd.	51,000	47,410
Jaya Holdings, Ltd. (I)	51,000	18,495
Metro Holdings, Ltd.	63,600	32,130
Midas Holdings, Ltd.	115,000	29,144
Oceanus Group, Ltd. (I)	116,000	6,065
Orchard Parade Holdings, Ltd.	5,000	4,930
Osim International, Ltd.	43,000	38,175
Otto Marine, Ltd.	96,000	8,643
Pan Pacific Hotels Group, Ltd.	21,500	30,632
Petra Foods, Ltd.	45,000	64,184
Raffles Education Corp., Ltd.	76,188	24,988
Raffles Medical Group, Ltd.	24,289	39,659
Rotary Engineering, Ltd.	22,000	9,732
SBS Transit, Ltd.	5,000	6,561
SC Global Developments, Ltd.	22,000	16,746
Sinarmas Land, Ltd. (I)	190,000	29,166
Stamford Land Corp., Ltd.	59,000	25,459
Super Coffeemix Manufacturing, Ltd.	42,000	42,571

The accompanying notes are an integral part of the financial statements.

149

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Swiber Holdings, Ltd. (I)	20,000	$8,219
Tat Hong Holdings, Ltd.	31,000	21,022
United Engineers, Ltd.	19,000	27,499
UOB-Kay Hian Holdings, Ltd.	31,000	36,702
WBL Corp., Ltd.	4,000	8,635
Wing Tai Holdings, Ltd.	39,000	28,435
Yongnam Holdings, Ltd.	87,000	15,438
		1,051,169
South Africa - 0.03%
First Uranium Corp. (I)(L)	13,300	2,154
Great Basin Gold, Ltd. (I)(L)	34,200	31,892
		34,046
Spain - 2.19%
Abengoa SA	3,913	82,917
Afirma Grupo Inmobiliario SA (I)	30,139	3,156
Amper SA (I)	1,961	4,198
Antena 3 de Television SA	3,644	21,831
Banco de Sabadell SA	8,146	30,842
Banco Pastor SA	16,502	71,121
Bankinter SA (L)	17,362	106,262
Bolsas y Mercados Espanoles SA (L)	5,350	143,935
Caja de Ahorros del Mediterraneo	5,428	5,620
Campofrio Alimentacion SA	1,173	9,774
Cementos Portland Valderrivas SA (I)	1,547	13,624
Construcciones & Auxiliar de Ferrocarriles SA	394	196,609
Corporacion Dermoestetica SA (I)	1,972	1,521
Deoleo SA (I)	11,142	6,199
Dinamia SA (I)	1,181	6,050
Duro Felguera SA	3,914	25,582
Ebro Foods SA	16,526	306,302
Elecnor SA	2,026	26,117
Ercros SA (I)	12,567	11,058
Faes Farma SA	15,919	25,757
Fluidra SA	3,227	7,956
Gamesa Corporacion Tecnologica SA	7,200	29,726
General de Alquiler de Maquinaria (I)	2,658	1,307
Grupo Catalana Occidente SA	2,531	40,156
Grupo Empresarial Ence SA	15,191	34,150
Grupo Tavex SA (I)	6,482	2,589
Indra Sistemas SA (L)	7,450	94,427
Laboratorios Almirall SA	6,009	41,224
Laboratorios Farmaceuticos Rovi SA	1,750	11,502
Mediaset Espana Comunicacion SA	4,733	26,870
Melia Hotels International SA (L)	5,056	25,385
NH Hoteles SA (I)	8,165	22,886
Obrascon Huarte Lain SA	3,281	82,184
Papeles y Cartones de Europa SA	4,778	15,414
Pescanova SA	1,068	35,628
Promotora de Informaciones SA (I)	9,049	10,139
Prosegur Cia de Seguridad SA	1,875	81,826
Realia Business SA (I)	9,431	13,298
Sacyr Vallehermoso SA	887	4,531
Service Point Solutions SA (I)	7,933	2,335
Sociedad Nacional Inds. (I)	12,960	16,025
Tecnicas Reunidas SA	2,764	99,180
Tubacex SA (I)	10,312	24,861
Tubos Reunidos SA	9,106	18,069
Unipapel SA	209	3,232
Vidrala SA	2,779	66,802
Viscofan SA	6,729	249,839
Vocento SA (I)	9,411	18,976
Zeltia SA (I)(L)	21,956	48,693
		2,227,685
Sweden - 2.96%
AarhusKarlshamn AB	5,545	160,399
Acando AB	6,279	13,234
Active Biotech AB (I)	2,172	6,971
AddTech AB	2,310	52,646
Angpanneforeningen AB	3,536	56,914
Avanza Bank Holding AB	1,104	26,360
Axfood AB	1,565	57,642
Axis Communications AB	9,260	186,274
BE Group AB (I)	4,723	13,717
Beijer Alma AB	229	3,790
Bergman & Beving AB	3,490	30,289
Betsson AB (I)	2,976	65,331
Bilia AB	1,720	24,171
Billerud Aktibolag AB	18,295	154,818
BioGaia AB	555	13,143
Bure Equity AB (I)	7,860	18,262
Castellum AB	2,959	36,582
Clas Ohlson AB (L)	4,002	46,694
Cloetta AB (I)	2,181	10,684
Concordia Maritime AB	2,200	4,137
Duni AB	6,481	50,822
East Capital Explorer AB	3,589	28,019
Enea AB (I)	1,999	8,421
Eniro AB (I)(L)	12,390	20,515
Fabege AB	6,102	47,766
Fagerhult AB	749	17,324
Fastighets AB Balder - B Shares (I)	2,585	9,498
G & L Beijer AB	1,125	35,701
Haldex AB (I)	6,370	23,288
Hexpol AB	1,566	45,888
HIQ International AB (I)	3,756	15,783
Hoganas AB	4,776	147,290
Holmen AB, Series B	4,455	127,858
Hufvudstaden AB,Class A	638	6,491
Husqvarna AB, B Shares	2,840	13,050
Industrial & Financial Systems AB	3,487	44,577
Indutrade AB	1,973	52,344
Intrum Justitia AB	6,104	95,331
JM AB	8,981	145,324
KappAhl Holding AB (I)	8,073	7,031
Kungsleden AB	8,456	56,361
Lindab International AB	6,008	32,607
Loomis AB	4,564	65,541
Mekonomen AB	2,150	70,269
NCC AB	8,075	141,799
Net Insight AB (I)	40,297	11,987
New Wave Group AB	6,024	20,035
Nibe Industrier AB	7,676	113,178
Nobia AB (I)	17,611	62,413
OEM International AB	1,799	14,376
ORC Software AB	1,548	19,278
PA Resources AB (I)	19,862	6,103
Peab AB	14,016	69,808
Proffice AB	6,320	19,738
Rezidor Hotel Group AB (I)	8,897	28,466
RNB Retail & Brands AB (I)	31,521	12,271
SAS AB (I)(L)	17,484	20,270
Seco Tools AB	2,691	39,718
SkiStar AB	222	2,637
SSAB AB, Series A	671	5,874
Studsvik AB (I)	218	1,007
Sweco AB	3,557	29,712
Swedish Orphan Biovitrum AB (I)	11,871	26,035
TradeDoubler AB (I)	4,887	19,309
Trelleborg AB, Series B	18,933	163,997

The accompanying notes are an integral part of the financial statements.

150

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Wihlborgs Fastigheter AB	3,088	$40,726
		3,017,894
Switzerland - 4.61%
Acino Holding AG (I)	303	32,451
Advanced Digital Broadcast Holdings SA (I)	245	2,151
Affichage Holding AG (I)	88	12,745
AFG Arbonia-Forster Holding AG (I)	1,594	29,854
Allreal Holding AG (I)	764	111,017
Ascom Holding AG	3,146	28,047
Autoneum Holding AG (I)	430	22,371
Bachem Holding AG (I)	14	484
Bank Coop AG	1,620	107,777
Bank Sarasin & Compagnie AG	3,236	94,472
Banque Privee Edmond de Rothschild SA	1	25,559
Basilea Pharmaceutica (I)	776	29,378
Belimo Holding AG	29	52,267
Bellevue Group AG (I)	655	9,651
Berner Kantonalbank	285	75,583
Bobst Group AG (I)	1,189	29,495
Bossard Holding AG	167	18,095
Bucher Industries AG	751	131,216
Burckhardt Compression Holding AG	370	92,196
Centralschweizerische Kraftwerke AG	127	44,468
Charles Voegele Holding AG (I)	998	19,483
Cicor Technologies (I)	322	11,584
Cie Financiere Tradition SA	211	15,722
Conzzeta Holding AG	1	1,915
Cytos Biotechnology AG (I)	166	345
Daetwyler Holding AG	778	46,008
Dufry Group AG (I)	1,855	170,071
EFG International (I)	5,629	42,411
Emmi AG	319	66,090
EMS-Chemie Holding AG	256	43,333
Energiedienst Holding AG (I)	559	28,561
Etrion Corp. (I)	2,427	1,144
Ferrexpo PLC	5,662	23,584
Flughafen Zuerich AG	380	131,847
Forbo Holding AG (I)	196	102,463
Galenica Holding AG	437	255,163
GAM Holding, Ltd. (I)	25,978	280,738
Gategroup Holding AG (I)	730	17,633
Georg Fischer AG (I)	952	325,113
Gottex Fund Management Holdings, Ltd. (I)	1,478	4,080
Gurit Heberlein AG (I)	22	9,535
Helvetia Patria Holding AG (I)	307	96,372
Huber & Suhner AG	112	4,709
Implenia AG (I)	348	8,762
Inficon Holding AG (I)	99	16,227
Informa PLC	7,701	43,045
Kaba Holding AG	317	110,582
Komax Holding AG (I)	777	56,860
Kudelski SA	4,675	42,179
Kuoni Reisen Holding AG (I)	265	63,398
LEM Holding SA	52	21,314
Logitech International SA (I)(L)	9,485	74,039
Lonza Group AG (I)	1,290	75,910
Luzerner Kantonalbank AG (I)	145	48,135
Meyer Burger Technology AG (I)(L)	3,227	50,456
Micronas Semiconductor Holding AG (I)	5,145	34,204
Mobilezone Holding AG (I)	3,138	31,710
Mobimo Holding AG (I)	528	116,779
Orascom Development Holding AG (I)	1,134	17,321
Orell Fuessli Holding AG	136	15,327
Panalpina Welttransport Holding AG (I)	1,612	164,564
Petroplus Holdings AG (I)	9,787	18,113
Phoenix Mecano AG	53	27,645
PubliGroupe SA	20	2,724
Rieter Holding AG (I)	430	64,343
Romande Energie Holding SA	52	66,360
Schaffner Holding AG (I)	40	9,751
Schmolz + Bickenbach AG (I)	1,684	9,592
Schweizerische National-Versicherungs-
Gesellschaft AG	1,339	46,011
Siegfried Holding AG (I)	53	5,058
St. Galler Kantonalbank	99	37,306
Straumann Holding AG	16	2,760
Swisslog Holding AG (I)	4,914	3,609
Swissquote Group Holding SA	1,093	38,382
Tamedia AG (I)	188	23,316
Tecan Group AG (I)	750	50,666
Temenos Group AG (I)	8,708	141,931
Unaxis Holding AG (I)	14,200	75,727
Valiant Holding AG	641	81,116
Valora Holding AG	284	59,326
Vaudoise Assurances Holding SA	138	38,761
Von Roll Holding AG (I)(L)	7,878	21,433
Vontobel Holding AG	3,372	75,371
WMH Walter Meier AG (I)	163	35,917
Ypsomed Holding AG (I)	276	16,134
Zehnder Group AG (I)	355	19,398
Zuger Kantonalbank	17	91,196
		4,699,939
Taiwan - 0.00%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
United Arab Emirates - 0.14%
Lamprell PLC	33,952	141,180
United Kingdom - 17.98%
888 Holdings PLC (I)	12,231	8,163
A.G. Barr PLC	3,000	56,500
Aberdeen Asset Management PLC	58,004	190,290
AEA Technology Group PLC (I)	19,508	149
Aegis Group PLC	68,082	152,048
Afren PLC (I)	55,554	73,784
Alexon Group PLC (I)	6,881	286
Alizyme PLC (I)	22,479	0
Amlin PLC	12,534	60,901
Anglo Pacific Group PLC	10,171	43,614
Antisoma PLC (I)	56,367	1,619
Ashtead Group PLC	54,314	189,589
Aveva Group PLC	9,024	200,119
Babcock International Group PLC	43,044	489,690
Balfour Beatty PLC	40,039	164,002
Barratt Developments PLC (I)	98,477	141,369
BBA Aviation PLC	48,270	132,953
Bellway PLC	10,163	112,325
Berkeley Group Holdings PLC (I)	13,633	269,817
Bodycote PLC	19,111	77,715
Booker Group PLC	4,421	5,072
Bovis Homes Group PLC	13,879	94,393
Brammer PLC	8,722	32,569
Brewin Dolphin Holdings PLC	23,416	49,672
British Polythene Industries PLC	4,443	23,483
Britvic PLC	32,362	161,373
BTG PLC (I)	25,585	124,245
Cable & Wireless Communications PLC	29,678	17,564
Capital & Counties Properties PLC	4,640	13,285
Capital & Regional PLC (I)	28,406	13,996

The accompanying notes are an integral part of the financial statements.

151

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Carillion PLC	27,252	$126,777
Carpetright PLC (I)	4,169	31,057
Carphone Warehouse Group PLC (I)	3,163	15,135
Charles Taylor Consulting PLC	3,000	5,922
Chemring Group PLC	37,420	232,119
Chesnara PLC	704	1,918
Chime Communications PLC	5,129	13,606
Cineworld Group PLC	6,663	21,228
Close Brothers Group PLC	16,016	153,570
Cobham PLC	6,141	17,425
Collins Stewart PLC	14,755	19,815
Colt Telecom Group SA (I)	31,617	44,715
Communisis PLC	1	0
Computacenter PLC	9,482	49,236
Concentric AB (I)	6,370	36,894
Cookson Group PLC	33,297	261,441
Corin Group PLC	4,523	2,965
Costain Group PLC	3,598	10,318
Cranswick PLC	8,814	101,353
Creston PLC	10,587	11,589
Croda International PLC	12,609	352,763
CSR PLC	18,505	52,580
D.S. Smith PLC	57,738	176,817
Daily Mail & General Trust PLC	17,811	110,199
Dairy Crest Group PLC	13,990	72,819
Davis Service Group PLC	17,163	115,737
De La Rue PLC	7,909	109,270
Debenhams PLC	116,644	105,961
Dechra Pharmaceuticals PLC	6,519	52,479
Devro PLC	3,277	13,096
Dialight PLC	522	5,664
Dicom Group PLC (I)	12,964	47,432
Dignity PLC	5,430	69,081
Diploma PLC	7,537	39,641
Dixons Retail PLC (I)	231,071	35,183
Domino Printing Sciences PLC	15,811	125,574
Domino’s Pizza UK & IRL PLC	7,102	44,266
Drax Group PLC	30,783	260,433
DTZ Holdings PLC (I)	9,217	996
Dunelm Group PLC	9,530	64,017
E2V Technologies PLC	2,485	4,069
easyJet PLC (I)	11,008	67,047
Electrocomponents PLC	45,730	133,064
Elementis PLC	54,724	116,093
Enquest PLC (I)	46,110	65,956
Enterprise Inns PLC (I)	55,142	23,907
Euromoney Institutional Investor PLC	8,075	78,337
F&C Asset Management PLC	41,888	42,523
Fenner PLC	9,083	56,223
Fidessa Group PLC	4,471	104,714
Filtrona PLC	27,028	159,117
Findel PLC (I)	318,283	17,783
FirstGroup PLC	35,332	184,821
Fortune Oil PLC	368,591	68,651
Galliford Try PLC	8,666	63,852
Game Group PLC	27,019	3,150
Gem Diamonds, Ltd. (I)	12,666	38,074
Genus PLC	5,336	86,198
Go-Ahead Group PLC	3,744	79,981
Greene King PLC	18,168	137,015
Greggs PLC	8,678	68,155
Halfords Group PLC	30,497	136,732
Halma PLC	51,425	262,987
Hampson Industries PLC (I)	32,209	1,944
Hardy Oil & Gas PLC (I)	5,072	11,510
Hargreaves Lansdown PLC	979	6,519
Hays PLC	90,038	89,210
Headlam Group PLC	4,631	18,333
Helical Bar PLC	8,263	23,819
Henderson Group PLC	72,524	114,728
Hikma Pharmaceuticals PLC	18,634	178,869
Hill & Smith Holdings PLC	6,401	24,803
HMV Group PLC (I)	36,339	1,959
Hochschild Mining PLC	16,572	99,030
Homeserve PLC	23,941	106,239
Howden Joinery Group PLC (I)	113,752	177,083
Hunting PLC	11,768	136,373
Hyder Consulting PLC	3,872	21,952
IG Group Holdings PLC	29,583	218,933
Imagination Technologies Group PLC (I)	42,994	364,811
Inchcape PLC	27,669	125,414
Inmarsat PLC	11,324	70,891
Innovation Group PLC (I)	9,835	3,091
Intermediate Capital Group PLC	43,942	155,499
International Personal Finance PLC	53,398	141,968
Interserve PLC	12,721	63,301
Invensys PLC	13,129	42,809
Investec PLC	5,566	29,188
ITE Group PLC	16,803	53,070
J.D. Wetherspoon PLC	9,690	62,431
James Fisher & Sons PLC	4,579	36,144
Jardine Lloyd Thompson Group PLC	10,741	114,897
Jazztel PLC (I)	19,044	91,780
JKX Oil & Gas PLC (I)	8,683	18,317
John Wood Group PLC	13,833	137,031
Kcom Group PLC	117,578	127,565
Keller Group PLC	4,607	19,045
Kesa Electricals PLC	45,975	47,938
Kier Group PLC	2,737	57,645
Ladbrokes PLC	55,844	112,625
Laird Group PLC	26,527	63,286
Logica PLC	103,643	99,077
London Stock Exchange Group PLC	3,716	45,809
Lookers PLC	17,654	13,912
Low & Bonar PLC	21,034	13,051
M.J. Gleeson Group PLC	8,478	14,299
Management Consulting Group PLC	217	103
Marshalls PLC	1,729	2,429
Marston’s PLC	27,240	38,709
McBride PLC (I)	14,770	25,686
Mears Group PLC	8,289	28,272
Melrose PLC	37,529	197,821
Michael Page International PLC	20,769	112,118
Micro Focus International PLC (I)	27,844	166,917
Millennium & Copthorne Hotels PLC	13,381	84,307
Misys PLC (I)	41,831	150,380
Mitchells & Butlers PLC (I)	31,070	112,693
Mitie Group PLC	21,404	80,550
Moneysupermarket.com Group PLC	11,551	18,798
Morgan Crucible Company PLC	22,928	93,169
Mothercare PLC	6,928	17,839
Mouchel Parkman PLC (I)	23,900	2,006
MWB Group Holdings PLC (I)	11,618	2,846
N. Brown Group PLC	16,271	58,743
National Express Group PLC	34,580	119,395
NCC Group, Ltd.	4,560	59,098
Northgate PLC (I)	1,332	3,966
Novae Group PLC	2,664	13,921
Optos PLC (I)	3,748	12,709
Oxford Biomedica PLC (I)	77,574	4,216

The accompanying notes are an integral part of the financial statements.

152

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Oxford Instruments PLC	3,507	$51,622
Pace PLC	26,281	29,262
PayPoint PLC	6,600	56,573
Pendragon PLC (I)	63,903	7,542
Persimmon PLC	26,100	189,720
Petropavlovsk PLC	20,453	194,310
Photo-Me International PLC	24,627	18,547
Premier Farnell PLC	47,494	132,274
Premier Foods PLC (I)	158,104	14,208
Premier Oil PLC (I)	25,504	143,159
Provident Financial PLC	11,386	166,235
Psion PLC	13,365	9,100
Punch Taverns PLC (I)	20,164	3,129
PV Crystalox Solar PLC (I)	29,464	2,000
PZ Cussons PLC	17,701	96,147
Qinetiq PLC	59,423	122,066
Quintain Estates & Development PLC (I)	54,012	31,597
Rathbone Brothers PLC	4,853	79,821
Redrow PLC (I)	28,411	49,931
Renishaw PLC	2,747	42,696
Rentokil Initial PLC (I)	8,832	8,557
Restaurant Group PLC	15,717	72,520
Ricardo PLC	418	2,399
Rightmove PLC	11,119	214,212
RM PLC	10,003	9,084
Rotork PLC	16,023	478,518
RPC Group PLC	19,465	108,157
RPS Group PLC	17,736	49,438
Salamander Energy PLC (I)	13,282	41,621
Savills PLC	12,736	64,724
SDL PLC	17,692	182,648
Senior PLC	19,322	51,141
Shanks Group PLC	57,986	81,628
SIG PLC	20,810	27,020
Smiths News PLC	16,404	20,851
Soco International PLC (I)	16,636	75,249
Southern Cross Healthcare, Ltd. (I)	15,726	1,526
Spectris PLC	10,418	207,787
Spirax-Sarco Engineering PLC	10,190	295,283
Spirent Communications PLC	61,445	112,110
Spirit Pub Company PLC (I)	20,164	13,366
Sportech PLC (I)	11,390	7,689
Sports Direct International PLC (I)	15,902	52,565
St James’s Place PLC	19,791	99,546
St. Modwen Properties PLC	14,271	24,989
Stagecoach Group PLC	24,940	104,908
Sthree PLC	8,144	28,548
STV Group PLC (I)	2,685	3,486
SuperGroup PLC (I)	11	86
Synergy Health PLC	5,377	70,547
TalkTalk Telecom Group PLC	24,348	51,111
Taylor Wimpey PLC (I)	241,540	140,438
Telecity Group PLC (I)	16,984	170,113
Thomas Cook Group PLC (I)(L)	5,723	1,305
Thorntons PLC	4,184	1,300
Topps Tiles PLC	15,591	6,414
Torotrak Plc (I)	2,223	1,225
Travis Perkins PLC	18,315	225,193
Tribal Group PLC	7,453	5,005
Trinity Mirror PLC (I)	6,673	4,974
TT electronics PLC	14,769	30,837
TUI Travel PLC	1,293	3,318
Tullett Prebon PLC	20,558	85,842
UK Coal PLC (I)	28,144	12,452
UK Mail Group PLC	2,825	9,282
Ultra Electronics Holdings PLC	5,588	128,146
Umeco PLC	10,112	56,194
Unite Group PLC (I)	1,403	3,649
United Business Media, Ltd.	12,014	88,743
UTV Media PLC	14,284	20,488
Vectura Group PLC (I)	29,652	25,887
Victrex PLC	6,726	113,969
Vitec Group PLC	1,430	12,329
Volex Group PLC	2,300	9,273
VP PLC	637	2,226
W.S. Atkins PLC	9,549	91,631
WH Smith PLC	12,472	102,700
William Hill PLC	57,734	181,381
Wilmington Group PLC	8,076	10,656
Wincanton PLC (I)	2,774	2,688
Wolfson Microelectronics PLC (I)	12,200	24,817
WSP Group PLC	7,096	22,642
Xaar PLC	156	587
Xchanging PLC (I)	19,640	19,736
Yell Group PLC (I)(L)	116,656	9,564
Yule Catto & Company PLC	8,486	21,568
		18,320,839
United States - 0.36%
Argonaut Gold, Inc. (I)	6,900	47,072
Atlantic Power Corp.	5,100	72,689
BNK Petroleum, Inc. (I)	5,141	7,822
Boart Longyear Group	36,330	102,956
Golden Star Resources, Ltd. (I)	27,300	44,752
International Minerals Corp. (I)	1,500	8,540
Jaguar Mining, Inc. (I)(L)	7,500	47,853
Student Transportation of America, Ltd.	5,290	34,063
Tethys Petroleum Ltd. (I)	5,500	2,807
		368,554
TOTAL COMMON STOCKS (Cost $120,343,810)		$100,089,675

RIGHTS - 0.00%
AJ Lucas Group Ltd. (Expiration Date:
01/27/2012, Strike Price: AUD 1.35) (I)	3,168	$0
Juventus Football Club Spa (Expiration Date:
01/11/2012, Strike Price: EUR 0.15) (I)	4,630	608
Oak Capital Corp. (Expiration Date:
08/31/2012, Strike price: JPY 94.00) (I)	600	288
TOTAL RIGHTS (Cost $3,653)		$896

WARRANTS - 0.01%
Compton Petroleum Corp. (Expiration Date:
08/23/2014, Strike Price: CAD 11.92) (I)	218	428
Sinarmas Land, Ltd. (Expiration Date:
11/18/2015, Strike Price: SGD 0.10) (I)	48,612	3,373
TOTAL WARRANTS (Cost $21,349)		$3,801

SECURITIES LENDING COLLATERAL - 3.38%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	343,784	$3,440,182
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,439,857)		$3,440,182

The accompanying notes are an integral part of the financial statements.

153

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 0.97%
Money Market Funds - 0.97%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	990,236	$990,236
TOTAL SHORT-TERM INVESTMENTS (Cost $990,236)		$990,236
Total Investments (International Small Company Trust)
(Cost $124,798,905) - 102.61%		$104,524,790
Other assets and liabilities, net - (2.61%)		(2,654,540)
TOTAL NET ASSETS - 100.00%		$101,870,250

International Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.71%
Australia - 0.75%
Billabong International, Ltd. (L)	1,532,311	$2,764,521
Downer EDI, Ltd. (I)	1,353,200	4,442,258
		7,206,779
Austria - 0.92%
Telekom Austria AG	734,930	8,802,032
Bermuda - 0.51%
PartnerRe, Ltd.	76,990	4,943,528
Brazil - 0.98%
Petroleo Brasileiro SA, Class A, ADR (L)	169,500	3,981,555
Vale SA (Preference A Shares), ADR	264,500	5,448,700
		9,430,255
Canada - 1.33%
Suncor Energy, Inc.	168,400	4,856,532
Talisman Energy, Inc.	625,440	7,968,796
		12,825,328
China - 1.32%
China Telecom Corp., Ltd.	13,736,427	7,789,173
Shanghai Electric Group Company, Ltd.	72,000	33,153
Trina Solar, Ltd., ADR (I)(L)	731,630	4,887,288
		12,709,614
Denmark - 1.55%
Danske Bank A/S (I)	922,800	11,751,773
Vestas Wind Systems A/S (I)(L)	288,280	3,099,405
		14,851,178
France - 12.22%
AXA SA	1,086,931	14,007,761
BNP Paribas SA	391,996	15,345,893
Carrefour SA	263,440	5,987,591
France Telecom SA	762,773	11,937,197
GDF Suez	174,840	4,755,156
Sanofi	392,333	28,707,399
Societe Generale SA	474,043	10,520,923
Total SA-Strip VVPR	333,336	17,013,800
Vivendi SA	417,353	9,111,254
		117,386,974
Germany - 6.71%
Deutsche Lufthansa AG	495,580	5,890,912
E.ON AG	460,890	9,907,388
Kloeckner & Company SE	176,760	2,269,161
Merck KGaA	139,160	13,873,211
Muenchener Rueckversicherungs AG	119,887	14,705,248
SAP AG	150,100	7,936,283
Siemens AG	103,671	9,915,157
		64,497,360
Hong Kong - 1.34%
China Mobile, Ltd.	817,000	7,965,672
First Pacific Company, Ltd.	2,374,000	2,469,715
Kingboard Chemical Holdings, Ltd.	829,657	2,454,379
		12,889,766
India - 0.84%
Reliance Industries, Ltd.	615,334	8,029,290
Ireland - 0.86%
CRH PLC	418,460	8,307,689
Italy - 0.91%
Unicredit SpA (L)	1,063,627	8,769,087
Japan - 6.74%
ITOCHU Corp.	721,260	7,313,555
Mazda Motor Corp. (I)	2,372,000	4,183,864
Nintendo Company, Ltd.	63,095	8,698,080
NKSJ Holdings, Inc.	495,800	9,713,208
Nomura Holdings, Inc.	2,717,220	8,209,065
Sony Corp.	216,204	3,896,441
Toyota Motor Corp.	354,130	11,785,712
Trend Micro, Inc. (I)(L)	367,100	10,960,387
		64,760,312
Netherlands - 10.94%
Aegon NV (I)	2,675,082	10,655,205
Akzo Nobel NV	203,570	9,794,762
ING Groep NV, ADR (I)	4,071,630	29,015,375
Koninklijke Philips Electronics NV	646,505	13,547,862
Randstad Holdings NV	276,880	8,150,551
Reed Elsevier NV	772,650	8,986,442
Royal Dutch Shell PLC, B Shares	657,396	25,017,992
		105,168,189
Norway - 4.70%
Statoil ASA	858,610	21,990,801
Telenor ASA	1,414,455	23,141,806
		45,132,607
Russia - 1.35%
Gazprom OAO, ADR (L)	1,209,550	12,919,204
Gazprom OAO, ADR (London Exchange)	4,600	48,912
		12,968,116
Singapore - 2.48%
Flextronics International, Ltd. (I)(L)	2,218,370	12,555,974
Singapore Telecommunications, Ltd.	4,721,000	11,252,244
		23,808,218
South Korea - 6.13%
KB Financial Group, Inc., ADR (I)(L)	578,033	18,115,554
KIWOOM Securities Company, Ltd.	57,090	2,714,232
Korea Investment Holdings Company, Ltd.	88,150	2,785,144
POSCO	32,684	10,829,394
Samsung Electronics Company, Ltd.	26,605	24,437,380
		58,881,704
Spain - 1.63%
Telefonica SA	908,896	15,685,513
Sweden - 0.79%
Telefonaktiebolaget LM Ericsson, B Shares	744,204	7,559,522
Switzerland - 9.46%
Basilea Pharmaceutica (I)	36,130	1,367,825

The accompanying notes are an integral part of the financial statements.

154

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Credit Suisse Group AG (I)	925,432	$21,714,365
Lonza Group AG (I)	99,460	5,852,713
Noble Corp. (I)(L)	194,390	5,874,466
Roche Holdings AG	179,202	30,306,210
Swiss Re, Ltd. (I)	251,611	12,814,202
UBS AG (Swiss Exchange) (I)	1,088,836	12,933,515
		90,863,296
Taiwan - 4.51%
Compal Electronics, Inc.	13,233,334	13,173,096
Compal Electronics, Inc., GDR (S)	2,123	10,587
Lite-On Technology Corp.	45,174	50,859
Siliconware Precision Industries Company	9,912,000	8,867,611
Taiwan Semiconductor
Manufacturing Company, Ltd.	8,509,581	21,280,604
		43,382,757
United Kingdom - 17.74%
Aviva PLC	3,897,310	18,092,382
BAE Systems PLC	2,091,561	9,222,010
BP PLC	1,840,025	13,121,684
Carillion PLC	1,520,420	7,073,042
G4S PLC	2,910,180	12,249,177
GlaxoSmithKline PLC	1,112,124	25,359,343
Hays PLC	7,322,723	7,255,354
Kingfisher PLC	2,797,100	10,874,397
Lloyds Banking Group PLC (I)	17,914,590	7,155,292
Marks & Spencer Group PLC	1,089,640	5,256,665
Premier Foods PLC (I)	6,627,502	595,576
Rexam PLC	1,713,360	9,375,653
Tesco PLC	3,778,560	23,654,027
Vodafone Group PLC	7,642,088	21,217,189
		170,501,791
TOTAL COMMON STOCKS (Cost $1,128,188,530)		$929,360,905

SECURITIES LENDING COLLATERAL - 4.16%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,993,196	39,959,109
TOTAL SECURITIES LENDING
COLLATERAL (Cost $39,955,881)		$39,959,109

SHORT-TERM INVESTMENTS - 2.74%
Time Deposits - 2.74%
Bank of Montreal, 0.050%, 01/03/2012 *	$20,000,000	$20,000,000
Royal Bank of Canada, 0.040%, 01/03/2012 *	6,300,000	6,300,000
		26,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,300,000)		$26,300,000
Total Investments (International Value Trust)
(Cost $1,194,444,411) - 103.61%		$995,620,014
Other assets and liabilities, net - (3.61%)		(34,666,680)
TOTAL NET ASSETS - 100.00%		$960,953,334

Large Cap Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.11%
Consumer Discretionary - 15.67%
Automobiles - 1.20%
General Motors Company (I)	88,300	$1,789,841
Diversified Consumer Services - 0.92%
Apollo Group, Inc., Class A (I)	25,500	1,373,685
Hotels, Restaurants & Leisure - 2.50%
Carnival Corp.	64,001	2,088,993
International Game Technology	95,500	1,642,600
		3,731,593
Internet & Catalog Retail - 1.41%
Amazon.com, Inc. (I)	12,100	2,094,510
Media - 5.56%
Comcast Corp., Class A	136,200	3,229,302
Time Warner, Inc.	87,800	3,173,092
Viacom, Inc., Class B	41,700	1,893,597
		8,295,991
Multiline Retail - 1.42%
Kohl’s Corp.	43,000	2,122,050
Specialty Retail - 0.98%
GameStop Corp., Class A (I)(L)	60,200	1,452,626
Textiles, Apparel & Luxury Goods - 1.68%
Coach, Inc.	41,000	2,502,640
		23,362,936
Consumer Staples - 6.00%
Food & Staples Retailing - 1.55%
The Kroger Company	95,700	2,317,854
Food Products - 2.46%
Kraft Foods, Inc., Class A	98,200	3,668,752
Household Products - 1.99%
Colgate-Palmolive Company	32,100	2,965,719
		8,952,325
Energy - 11.86%
Energy Equipment & Services - 4.84%
Baker Hughes, Inc.	32,700	1,590,528
Ensco International PLC, ADR	40,500	1,900,260
McDermott International, Inc. (I)	162,000	1,864,620
Noble Corp. (I)	61,500	1,858,530
		7,213,938
Oil, Gas & Consumable Fuels - 7.02%
EOG Resources, Inc.	22,900	2,255,879
Exxon Mobil Corp.	36,800	3,119,168
Hess Corp.	41,300	2,345,840
Peabody Energy Corp.	37,800	1,251,558
Ultra Petroleum Corp. (I)(L)	50,500	1,496,315
		10,468,760
		17,682,698
Financials - 15.09%
Capital Markets - 2.42%
Invesco, Ltd.	84,500	1,697,605
Morgan Stanley	127,000	1,921,510
		3,619,115
Commercial Banks - 4.30%
U.S. Bancorp	84,000	2,272,200
Wells Fargo & Company	150,222	4,140,118
		6,412,318

The accompanying notes are an integral part of the financial statements.

155

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 5.09%
Citigroup, Inc.	113,150	$2,976,977
CME Group, Inc.	6,300	1,535,121
JPMorgan Chase & Company	92,500	3,075,625
		7,587,723
Insurance - 2.40%
Aflac, Inc.	40,000	1,730,400
MetLife, Inc.	59,200	1,845,856
		3,576,256
Real Estate Investment Trusts - 0.88%
Annaly Capital Management, Inc. (L)	82,100	1,310,316
		22,505,728
Health Care - 14.34%
Biotechnology - 3.62%
Acorda Therapeutics, Inc. (I)	41,300	984,592
Alexion Pharmaceuticals, Inc. (I)	27,400	1,959,100
Amylin Pharmaceuticals, Inc. (I)(L)	72,700	827,326
Gilead Sciences, Inc. (I)	39,800	1,629,014
		5,400,032
Health Care Equipment & Supplies - 3.02%
Baxter International, Inc.	38,800	1,919,824
Medtronic, Inc.	67,366	2,576,750
		4,496,574
Health Care Providers & Services - 2.27%
HCA Holdings, Inc. (I)	60,300	1,328,409
UnitedHealth Group, Inc.	40,600	2,057,608
		3,386,017
Life Sciences Tools & Services - 0.50%
Bio-Rad Laboratories, Inc., Class A (I)	7,800	749,112
Pharmaceuticals - 4.93%
Allergan, Inc.	15,874	1,392,785
Hospira, Inc. (I)(L)	53,300	1,618,721
Merck & Company, Inc.	77,300	2,914,210
Teva Pharmaceutical Industries, Ltd., ADR	35,400	1,428,744
		7,354,460
		21,386,195
Industrials - 10.52%
Aerospace & Defense - 5.40%
General Dynamics Corp.	48,500	3,220,885
Textron, Inc.	103,600	1,915,564
The Boeing Company	39,700	2,911,995
		8,048,444
Air Freight & Logistics - 1.77%
FedEx Corp.	31,617	2,640,336
Machinery - 1.90%
Illinois Tool Works, Inc.	60,852	2,842,397
Road & Rail - 1.45%
Hertz Global Holdings, Inc. (I)(L)	184,600	2,163,512
		15,694,689
Information Technology - 16.15%
Communications Equipment - 1.96%
Cisco Systems, Inc.	147,300	2,663,184
QUALCOMM, Inc.	4,800	262,560
		2,925,744
Computers & Peripherals - 5.14%
Apple, Inc. (I)	14,800	5,994,000
Hewlett-Packard Company	64,900	1,671,824
		7,665,824
IT Services - 2.13%
ServiceSource International, Inc. (I)	52,000	815,880
Visa, Inc., Class A	23,300	2,365,649
		3,181,529
Semiconductors & Semiconductor Equipment - 3.14%
Atmel Corp. (I)	91,000	737,100
Broadcom Corp., Class A (I)	45,800	1,344,688
Intersil Corp., Class A	124,400	1,298,736
Skyworks Solutions, Inc. (I)	79,900	1,295,978
		4,676,502
Software - 3.78%
Adobe Systems, Inc. (I)(L)	107,500	3,039,025
Rovi Corp. (I)	2,731	67,128
Symantec Corp. (I)	161,200	2,522,780
		5,628,933
		24,078,532
Materials - 3.85%
Chemicals - 3.15%
Celanese Corp., Series A	56,000	2,479,120
The Dow Chemical Company	76,900	2,211,644
		4,690,764
Construction Materials - 0.70%
Martin Marietta Materials, Inc. (L)	13,900	1,048,197
		5,738,961
Utilities - 2.63%
Electric Utilities - 2.63%
Edison International	45,400	1,879,560
NextEra Energy, Inc.	33,500	2,039,480
		3,919,040
		3,919,040
TOTAL COMMON STOCKS (Cost $140,556,228)		$143,321,104

INVESTMENT COMPANIES - 2.02%
Financials - 2.02%
SPDR S&P 500 ETF Trust	24,000	3,012,000
TOTAL INVESTMENT COMPANIES (Cost $3,023,179)		$3,012,000

SECURITIES LENDING COLLATERAL - 6.30%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	938,125	9,387,626
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,386,286)		$9,387,626
Total Investments (Large Cap Trust)
(Cost $152,965,693) - 104.43%		$155,720,730
Other assets and liabilities, net - (4.43%)		(6,604,109)
TOTAL NET ASSETS - 100.00%		$149,116,621

The accompanying notes are an integral part of the financial statements.

156

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Lifestyle Balanced PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.02%
Equity (G) - 30.01%
John Hancock Variable Insurance Trust (G) - 30.01%
All Cap Core, Series NAV (QS Investors)	41,711	$685,735
All Cap Value, Series NAV (Lord Abbett)	110,456	877,019
Alpha Opportunities, Series NAV (Wellington)	143,397	1,710,728
Blue Chip Growth, Series NAV (T. Rowe Price)	77,778	1,595,236
Capital Appreciation, Series NAV (Jennison)	124,904	1,241,541
Emerging Markets, Series NAV (DFA)	211,091	2,079,246
Equity-Income, Series NAV (T. Rowe Price)	145,331	1,956,149
Fundamental Large Cap Value, Series NAV
(John Hancock) (A)(1)	53,900	534,151
Fundamental Value, Series NAV (Davis)	125,696	1,710,728
Growth Equity, Series NAV (Rainier)	80,421	887,846
Heritage, Series NAV (American Century)	32,236	346,541
International Core, Series NAV (GMO)	121,670	1,042,711
International Growth Stock,
Series NAV (Invesco)	39,385	491,522
International Opportunities,
Series NAV (Marsico)	66,071	693,082
International Value, Series NAV (Franklin)	115,211	1,173,996
Mid Cap Stock, Series NAV (Wellington)	39,504	509,203
Mid Cap Value Equity, Series NAV (Columbia)	31,276	346,541
Mid Value, Series NAV (T. Rowe Price)	48,681	509,203
Small Cap Growth, Series NAV (Wellington)	26,108	240,457
Small Cap Value, Series NAV (Wellington)	16,465	311,180
Small Company Growth,
Series NAV (Invesco) (I)	13,232	205,096
Small Company Value, Series NAV (T.
Rowe Price)	21,943	367,758
Smaller Company Growth, Series NAV
(Frontier/John Hancock (2)(A)/Perimeter)	14,698	240,457
U.S. Equity, Series NAV (GMO)	108,417	1,371,465
Value & Restructuring, Series NAV (Columbia)	7,367	92,303
		21,219,894
Fixed Income (G) - 50.01%
John Hancock Variable Insurance Trust (G) - 50.01%
Bond PS, Series NAV (John Hancock) (1)(A)	2,795,361	35,361,319
Specialty - 20.00%
John Hancock Variable Insurance Trust (G) - 20.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	1,267,431	14,144,528
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $70,784,761)		$70,725,741
Total Investments (Lifestyle Balanced PS Series)
(Cost $70,784,761) - 100.02%		$70,725,741
Other assets and liabilities, net - (0.02%)		(13,489)
TOTAL NET ASSETS - 100.00%		$70,712,252

Lifestyle Conservative PS Series
	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.02%
Equity - 12.00%
John Hancock Variable Insurance Trust (G) - 12.00%
Blue Chip Growth, Series NAV (T. Rowe Price)	34,401	$705,574
Equity-Income, Series NAV (T. Rowe Price)	51,328	690,873
Fundamental Value, Series NAV (Davis)	32,401	440,983
International Core, Series NAV (GMO)	37,742	323,448
International Opportunities,
Series NAV (Marsico)	14,013	146,994
International Value, Series NAV (Franklin)	33,178	338,087
Mid Cap Stock, Series NAV (Wellington)	10,263	132,295
Mid Value, Series NAV (T. Rowe Price)	12,648	132,295
Small Cap Growth, Series NAV (Wellington)	12,768	117,595
Small Cap Value, Series NAV (Wellington)	7,000	132,295
U.S. Equity, Series NAV (GMO)	29,050	367,486
		3,527,925
Fixed Income - 80.02%
John Hancock Variable Insurance Trust (G) - 80.02%
Bond PS, Series NAV (John Hancock) (A)(1)	1,859,217	23,519,095
Specialty - 8.00%
John Hancock Variable Insurance Trust (G) - 8.00%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	210,745	2,351,910
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $29,511,908)		$29,398,930
Total Investments (Lifestyle Conservative PS Series)
(Cost $29,511,908) - 100.02%		$29,398,930
Other assets and liabilities, net - (0.02%)		(7,052)
TOTAL NET ASSETS - 100.00%		$29,391,878

Lifestyle Growth PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.02%
Equity - 42.01%
John Hancock Variable Insurance Trust (G) - 42.01%
All Cap Core, Series NAV (QS Investors)	55,429	$911,246
All Cap Value, Series NAV (Lord Abbett)	143,458	1,139,057
Alpha Opportunities, Series NAV (Wellington)	268,152	3,199,054
Blue Chip Growth, Series NAV (T. Rowe Price)	140,850	2,888,842
Capital Appreciation, Series NAV (Jennison)	239,914	2,384,749
Emerging Markets, Series NAV (DFA)	375,432	3,698,004
Equity-Income, Series NAV (T. Rowe Price)	299,610	4,032,746
Fundamental Large Cap Value, Series NAV
(John Hancock) (A)(1)	105,647	1,046,963
Fundamental Value, Series NAV (Davis)	235,052	3,199,054
Growth Equity, Series NAV (Rainier)	172,984	1,909,738
Heritage, Series NAV (American Century)	42,782	459,904
International Core, Series NAV (GMO)	222,324	1,905,317
International Growth Stock,
Series NAV (Invesco)	65,806	821,257
International Opportunities,
Series NAV (Marsico)	141,369	1,482,956
International Value, Series NAV (Franklin)	213,690	2,177,505
Mid Cap Stock, Series NAV (Wellington)	66,989	863,493
Mid Cap Value Equity, Series NAV (Columbia)	41,508	459,904
Mid Value, Series NAV (T. Rowe Price)	82,552	863,493
Small Cap Growth, Series NAV (Wellington)	44,840	412,975
Small Cap Opportunities,
Series NAV (DFA/Invesco)	28,397	534,990
Small Cap Value, Series NAV (Wellington)	24,334	459,904
Small Company Growth,
Series NAV (Invesco) (I)	23,616	366,046

The accompanying notes are an integral part of the financial statements.

157

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Lifestyle Growth PS Series (continued)

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES (continued)
John Hancock Variable Insurance Trust (G) (continued)
Small Company Value, Series NAV (T.
Rowe Price)	41,441	$694,549
Smaller Company Growth, Series NAV
(Frontier/John Hancock (2)(A)/Perimeter)	22,374	366,046
U.S. Equity, Series NAV (GMO)	234,498	2,966,395
Value & Restructuring, Series NAV (Columbia)	14,059	176,159
		39,420,346
Fixed Income - 30.01%
John Hancock Variable Insurance Trust (G) - 30.01%
Bond PS, Series NAV (John Hancock) (A)(1)	2,225,881	28,157,390
Specialty - 28.01%
John Hancock Variable Insurance Trust (G) - 28.01%
Strategic Allocation, Series NAV
(John Hancock) (A)(1)	2,354,859	26,280,230
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $93,945,966)		$93,857,966
Total Investments (Lifestyle Growth PS Series)
(Cost $93,945,966) - 100.02%		$93,857,966
Other assets and liabilities, net - (0.02%)		(19,254)
TOTAL NET ASSETS - 100.00%		$93,838,712

Lifestyle Moderate PS Series
	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.02%
Equity - 24.01%
John Hancock Variable Insurance Trust (G) - 24.01%
All Cap Value, Series NAV (Lord Abbett)	46,247	$367,203
Alpha Opportunities, Series NAV (Wellington)	61,560	734,405
Blue Chip Growth, Series NAV (T. Rowe Price)	49,235	1,009,808
Capital Appreciation, Series NAV (Jennison)	83,119	826,206
Equity-Income, Series NAV (T. Rowe Price)	83,207	1,119,968
Fundamental Large Cap Value, Series NAV
(John Hancock) (1)(A)	18,527	183,601
Fundamental Value, Series NAV (Davis)	53,961	734,405
International Core, Series NAV (GMO)	73,609	630,831
International Growth Stock,
Series NAV (Invesco)	21,663	270,356
International Opportunities,
Series NAV (Marsico)	34,364	360,475
International Value, Series NAV (Franklin)	70,751	720,949
Mid Cap Stock, Series NAV (Wellington)	25,169	324,428
Mid Value, Series NAV (T. Rowe Price)	31,016	324,427
Small Cap Growth, Series NAV (Wellington)	11,742	108,142
Small Cap Value, Series NAV (Wellington)	7,629	144,190
Small Company Growth,
Series NAV (Invesco) (I)	5,814	90,119
Small Company Value, Series NAV (T.
Rowe Price)	9,679	162,214
Smaller Company Growth, Series NAV
(Frontier/John Hancock (2)(A)/Perimeter)	6,610	108,142
U.S. Equity, Series NAV (GMO)	29,028	367,203
Value & Restructuring, Series NAV (Columbia)	5,133	64,321
		8,651,393
Fixed Income - 60.01%
John Hancock Variable Insurance Trust (G) - 60.01%
Bond PS, Series NAV (John Hancock) (1)(A)	1,709,761	21,628,481
Specialty - 16.00%
John Hancock Variable Insurance Trust (G) - 16.00%
Strategic Allocation, Series NAV
(John Hancock) (1)(A)	516,810	5,767,595
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $36,022,165)		$36,047,469
Total Investments (Lifestyle Moderate PS Series)
(Cost $36,022,165) - 100.02%		$36,047,469
Other assets and liabilities, net - (0.02%)		(7,561)
TOTAL NET ASSETS - 100.00%		$36,039,908

Mid Cap Stock Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.44%
Consumer Discretionary - 21.25%
Auto Components - 0.93%
Gentex Corp. (L)	218,890	$6,476,955
Diversified Consumer Services - 1.44%
Estacio Participacoes SA	560,300	5,403,992
Weight Watchers International, Inc.	83,660	4,602,137
		10,006,129
Hotels, Restaurants & Leisure - 1.21%
Buffalo Wild Wings, Inc. (I)	17,000	1,147,670
Domino’s Pizza UK & IRL PLC	1,159,813	7,228,916
		8,376,586
Household Durables - 2.60%
Jarden Corp.	311,444	9,305,947
Tempur-Pedic International, Inc. (I)(L)	165,950	8,717,354
		18,023,301
Internet & Catalog Retail - 1.99%
priceline.com, Inc. (I)	16,570	7,749,955
Shutterfly, Inc. (I)(L)	266,813	6,072,664
		13,822,619
Leisure Equipment & Products - 1.07%
Brunswick Corp.	410,670	7,416,700
Media - 2.01%
DreamWorks Animation SKG, Inc. (I)(L)	298,724	4,957,325
Sirius XM Radio, Inc. (I)(L)	4,932,430	8,977,023
		13,934,348
Specialty Retail - 5.63%
Express, Inc. (I)	421,700	8,408,698
GNC Holdings, Inc., Class A (I)	375,510	10,871,015
Ross Stores, Inc.	224,440	10,667,633
The Children’s Place Retail Stores, Inc. (I)(L)	110,975	5,894,992
Urban Outfitters, Inc. (I)	116,000	3,196,960
		39,039,298
Textiles, Apparel & Luxury Goods - 4.37%
Coach, Inc.	139,830	8,535,223
Columbia Sportswear Company (L)	103,210	4,804,426
Deckers Outdoor Corp. (I)(L)	101,440	7,665,821

The accompanying notes are an integral part of the financial statements.

158

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc. (I)	426,950	$9,333,127
		30,338,597
		147,434,533
Consumer Staples - 1.47%
Food Products - 1.47%
Diamond Foods, Inc. (L)	117,790	3,801,083
Green Mountain Coffee Roasters, Inc. (I)(L)	142,612	6,396,148
		10,197,231
		10,197,231
Energy - 10.47%
Energy Equipment & Services - 1.92%
Ensco International PLC, ADR	145,080	6,807,154
Tidewater, Inc. (L)	131,950	6,505,135
		13,312,289
Oil, Gas & Consumable Fuels - 8.55%
Bumi PLC (I)	227,127	3,101,941
Cabot Oil & Gas Corp.	84,990	6,450,741
Chesapeake Energy Corp.	271,970	6,062,211
Cobalt International Energy, Inc. (I)(L)	219,250	3,402,760
Consol Energy, Inc.	146,830	5,388,661
Karoon Gas Australia, Ltd. (I)	291,065	1,337,988
Newfield Exploration Company (I)	169,100	6,380,143
Pioneer Natural Resources Company (L)	96,730	8,655,400
Southwestern Energy Company (I)	165,400	5,282,876
Vallares PLC (I)	493,198	5,936,008
Whiting Petroleum Corp. (I)	156,600	7,311,654
		59,310,383
		72,622,672
Financials - 4.05%
Commercial Banks - 3.35%
M&T Bank Corp.	101,980	7,785,153
Regions Financial Corp.	1,941,680	8,349,224
Signature Bank (I)	118,260	7,094,417
		23,228,794
Diversified Financial Services - 0.70%
Justice Holdings, Ltd. (I)	365,544	4,882,133
		28,110,927
Health Care - 17.30%
Biotechnology - 0.83%
Amylin Pharmaceuticals, Inc. (I)(L)	111,753	1,271,749
Onyx Pharmaceuticals, Inc. (I)	54,650	2,401,868
Regeneron Pharmaceuticals, Inc. (I)(L)	37,720	2,090,820
		5,764,437
Health Care Equipment & Supplies - 8.76%
Edwards Lifesciences Corp. (I)(L)	205,650	14,539,455
Gen-Probe, Inc. (I)	186,162	11,005,897
HeartWare International, Inc. (I)(L)	126,810	8,749,890
Hologic, Inc. (I)	742,850	13,007,304
Intuitive Surgical, Inc. (I)	29,090	13,468,961
		60,771,507
Health Care Providers & Services - 1.93%
Cardinal Health, Inc.	149,730	6,080,535
Catalyst Health Solutions, Inc. (I)(L)	140,890	7,326,280
		13,406,815
Health Care Technology - 2.88%
Allscripts Healthcare Solutions, Inc. (I)(L)	415,000	7,860,100
SXC Health Solutions Corp. (I)	215,310	12,160,709
		20,020,809
Life Sciences Tools & Services - 1.63%
PAREXEL International Corp. (I)	302,320	6,270,117
Waters Corp. (I)(L)	67,690	5,012,445
		11,282,562
Pharmaceuticals - 1.27%
Auxilium Pharmaceuticals, Inc. (I)	208,060	4,146,636
Salix Pharmaceuticals, Ltd. (I)(L)	97,790	4,679,252
		8,825,888
		120,072,018
Industrials - 12.45%
Aerospace & Defense - 1.22%
DigitalGlobe, Inc. (I)	494,480	8,460,553
Airlines - 0.95%
JetBlue Airways Corp. (I)	1,274,100	6,625,320
Building Products - 1.10%
Owens Corning, Inc. (I)	266,140	7,643,541
Commercial Services & Supplies - 0.75%
Corrections Corp. of America (I)	134,810	2,746,080
The Geo Group, Inc. (I)(L)	144,606	2,422,151
		5,168,231
Construction & Engineering - 2.79%
AECOM Technology Corp. (I)	445,140	9,156,530
Fluor Corp.	104,350	5,243,588
Foster Wheeler AG (I)	258,160	4,941,182
		19,341,300
Machinery - 3.70%
Colfax Corp. (I)(L)	188,640	5,372,467
Ingersoll-Rand PLC (L)	205,330	6,256,405
Navistar International Corp. (I)	170,320	6,451,722
WABCO Holdings, Inc. (I)	174,773	7,585,148
		25,665,742
Road & Rail - 0.91%
Localiza Rent a Car SA	460,200	6,316,108
Trading Companies & Distributors - 1.03%
United Rentals, Inc. (I)(L)	241,520	7,136,916
		86,357,711
Information Technology - 29.21%
Communications Equipment - 4.00%
Aruba Networks, Inc. (I)(L)	307,140	5,688,233
F5 Networks, Inc. (I)	77,600	8,234,912
Finisar Corp. (I)	435,230	7,287,926
Juniper Networks, Inc. (I)	319,690	6,524,873
		27,735,944
Electronic Equipment, Instruments & Components - 1.50%
Jabil Circuit, Inc.	356,920	7,017,047
Universal Display Corp. (I)(L)	92,780	3,404,098
		10,421,145
Internet Software & Services - 2.44%
IAC/InterActiveCorp (L)	215,370	9,174,762
LinkedIn Corp., Class A (I)(L)	123,350	7,772,284
		16,947,046
IT Services - 5.02%
Gartner, Inc. (I)	188,309	6,547,504
Genpact, Ltd. (I)	345,610	5,166,870

The accompanying notes are an integral part of the financial statements.

159

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Teradata Corp. (I)	116,591	$5,655,829
The Western Union Company	524,550	9,578,283
VeriFone Systems, Inc. (I)	221,200	7,857,024
		34,805,510
Semiconductors & Semiconductor Equipment - 4.29%
Altera Corp.	140,320	5,205,872
Cavium Inc. (I)	192,920	5,484,716
Cypress Semiconductor Corp. (I)	385,840	6,516,838
Skyworks Solutions, Inc. (I)	457,100	7,414,162
Xilinx, Inc.	161,600	5,180,896
		29,802,484
Software - 11.96%
Activision Blizzard, Inc.	645,170	7,948,494
Ariba, Inc. (I)(L)	169,737	4,766,215
BroadSoft, Inc. (I)(L)	208,565	6,298,663
Cadence Design Systems, Inc. (I)(L)	1,503,780	15,639,312
Concur Technologies, Inc. (I)(L)	195,650	9,937,064
Jive Software Inc (I)	235,000	3,760,000
MICROS Systems, Inc. (I)	83,960	3,910,857
MicroStrategy, Inc., Class A (I)(L)	48,500	5,253,520
Red Hat, Inc. (I)	164,960	6,811,198
Salesforce.com, Inc. (I)(L)	101,790	10,327,613
TIBCO Software, Inc. (I)	349,480	8,356,062
		83,008,998
		202,721,127
Materials - 2.24%
Chemicals - 0.75%
Methanex Corp.	227,310	5,187,214
Containers & Packaging - 1.15%
Ball Corp.	224,740	8,025,465
Metals & Mining - 0.34%
Molycorp, Inc. (I)(L)	97,730	2,343,565
		15,556,244
TOTAL COMMON STOCKS (Cost $694,242,983)		$683,072,463

SECURITIES LENDING COLLATERAL - 20.00%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	13,869,502	138,789,329
TOTAL SECURITIES LENDING
COLLATERAL (Cost $138,768,861)		$138,789,329

SHORT-TERM INVESTMENTS - 1.77%
Repurchase Agreement - 1.77%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.060% to
be repurchased at $12,300,082 on
01/03/2012, collateralized by $12,504,432
Government National Mortgage Association,
4.500% due 06/15/2040 (valued at
$12,546,000, including interest)	$12,300,000	$12,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,300,000)		$12,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $845,311,844) - 120.21%		$834,161,792
Other assets and liabilities, net - (20.21%)		(140,221,858)
TOTAL NET ASSETS - 100.00%		$693,939,934

Mid Cap Value Equity Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.89%
Consumer Discretionary - 12.68%
Auto Components - 1.80%
TRW Automotive Holdings Corp. (I)	30,628	$998,469
Visteon Corp. (I)	27,095	1,353,124
		2,351,593
Automobiles - 0.97%
Ford Motor Company (I)	116,956	1,258,447
Diversified Consumer Services - 1.52%
Apollo Group, Inc., Class A (I)	11,688	629,633
Capella Education Company (I)	11,273	406,392
Corinthian Colleges, Inc. (I)(L)	94,677	205,449
DeVry, Inc.	9,374	360,524
ITT Educational Services, Inc. (I)(L)	6,590	374,905
		1,976,903
Hotels, Restaurants & Leisure - 1.53%
Penn National Gaming, Inc. (I)(L)	39,439	1,501,443
Royal Caribbean Cruises, Ltd.	20,151	499,140
		2,000,583
Household Durables - 0.68%
D.R. Horton, Inc. (L)	32,797	413,570
Lennar Corp., Class A (L)	23,899	469,615
		883,185
Leisure Equipment & Products - 0.62%
Hasbro, Inc. (L)	25,179	802,958
Media - 3.22%
DISH Network Corp. (L)	42,975	1,223,928
Liberty Media Corp. - Liberty
Capital, Series A (I)	7,371	575,307
National CineMedia, Inc.	66,442	823,881
Regal Entertainment Group (L)	64,129	765,700
Valassis Communications, Inc. (I)(L)	42,421	815,756
		4,204,572
Multiline Retail - 1.74%
Macy’s, Inc.	70,649	2,273,485
Specialty Retail - 0.60%
Abercrombie & Fitch Company, Class A	6,650	324,786
Aeropostale, Inc. (I)(L)	29,715	453,154
		777,940
		16,529,666
Consumer Staples - 6.52%
Food Products - 3.32%
Dean Foods Company (I)(L)	56,466	632,419
Ralcorp Holdings, Inc. (I)	28,530	2,439,315
Sara Lee Corp.	66,076	1,250,158
		4,321,892
Tobacco - 3.20%
Lorillard, Inc.	36,646	4,177,644
		8,499,536
Energy - 9.99%
Energy Equipment & Services - 2.62%
C&J Energy Services, Inc. (I)(L)	21,523	450,476
McDermott International, Inc. (I)	47,249	543,836
Nabors Industries, Ltd. (I)	54,210	940,001
Noble Corp.	49,326	1,490,632
		3,424,945
Oil, Gas & Consumable Fuels - 7.37%
Alpha Natural Resources, Inc. (I)	14,471	295,643

The accompanying notes are an integral part of the financial statements.

160

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
El Paso Corp.	49,376	$1,311,920
Enbridge, Inc.	87,453	3,271,617
Newfield Exploration Company (I)	41,116	1,551,307
Pioneer Natural Resources Company	3,677	329,018
QEP Resources, Inc.	48,136	1,410,385
Whiting Petroleum Corp. (I)	30,773	1,436,791
		9,606,681
		13,031,626
Financials - 17.11%
Capital Markets - 1.82%
Invesco, Ltd.	93,637	1,881,167
Lazard, Ltd., Class A	18,696	488,153
		2,369,320
Commercial Banks - 6.90%
CIT Group, Inc. (I)	124,842	4,353,241
Comerica, Inc.	32,531	839,300
Cullen/Frost Bankers, Inc. (L)	11,995	634,655
Fifth Third Bancorp	80,800	1,027,776
Huntington Bancshares, Inc.	128,204	703,840
KeyCorp	92,071	708,026
SunTrust Banks, Inc.	14,009	247,959
TCF Financial Corp.	46,577	480,675
		8,995,472
Diversified Financial Services - 0.26%
PICO Holdings, Inc. (I)	16,368	336,853
Insurance - 6.82%
Assurant, Inc.	29,916	1,228,351
Axis Capital Holdings, Ltd.	24,317	777,171
Everest Re Group, Ltd.	13,850	1,164,647
Lincoln National Corp. (L)	61,289	1,190,232
PartnerRe, Ltd.	13,537	869,211
Transatlantic Holdings, Inc.	12,339	675,313
XL Group PLC	151,367	2,992,526
		8,897,451
Real Estate Investment Trusts - 1.31%
Boston Properties, Inc.	2,707	269,617
Equity Residential	9,599	547,431
Rayonier, Inc. (L)	20,057	895,144
		1,712,192
		22,311,288
Health Care - 10.98%
Health Care Equipment & Supplies - 1.67%
Teleflex, Inc.	21,169	1,297,448
Zimmer Holdings, Inc. (I)	16,411	876,676
		2,174,124
Health Care Providers & Services - 2.92%
CIGNA Corp.	61,568	2,585,856
Humana, Inc.	13,914	1,219,006
		3,804,862
Life Sciences Tools & Services - 2.32%
Agilent Technologies, Inc. (I)	86,440	3,019,349
Pharmaceuticals - 4.07%
Mylan, Inc. (I)	164,073	3,521,007
Watson Pharmaceuticals, Inc. (I)	29,688	1,791,374
		5,312,381
		14,310,716
Industrials - 16.32%
Airlines - 1.06%
Delta Air Lines, Inc. (I)	60,871	492,446
United Continental Holdings, Inc. (I)	37,642	710,305
US Airways Group, Inc. (I)	35,825	181,633
		1,384,384
Building Products - 0.94%
AO Smith Corp. (L)	30,588	1,227,191
Construction & Engineering - 1.92%
Chicago Bridge & Iron Company NV	32,358	1,223,132
Jacobs Engineering Group, Inc. (I)(L)	15,953	647,373
KBR, Inc.	22,541	628,218
		2,498,723
Electrical Equipment - 3.77%
Cooper Industries PLC	70,438	3,814,218
Rockwell Automation, Inc.	15,066	1,105,392
		4,919,610
Machinery - 4.63%
AGCO Corp. (I)	25,202	1,082,930
Eaton Corp.	45,762	1,992,020
Navistar International Corp. (I)	32,917	1,246,896
Parker Hannifin Corp.	16,876	1,286,795
Terex Corp. (I)	31,241	422,066
		6,030,707
Road & Rail - 4.00%
Con-way, Inc.	20,246	590,373
J.B. Hunt Transport Services, Inc. (L)	30,114	1,357,238
Kansas City Southern (I)	33,364	2,269,086
Swift Transporation Company (I)	25,627	211,166
Werner Enterprises, Inc. (L)	32,572	784,985
		5,212,848
		21,273,463
Information Technology - 6.93%
Communications Equipment - 0.26%
Juniper Networks, Inc. (I)	16,972	346,399
Computers & Peripherals - 0.87%
Diebold, Inc. (L)	17,963	540,147
Western Digital Corp. (I)	19,097	591,052
		1,131,199
Electronic Equipment, Instruments & Components - 1.57%
Amphenol Corp., Class A	16,358	742,490
Avnet, Inc. (I)(L)	42,017	1,306,309
		2,048,799
IT Services - 0.46%
Amdocs, Ltd. (I)	21,120	602,554
Semiconductors & Semiconductor Equipment - 2.82%
Advanced Micro Devices, Inc. (I)	95,393	515,122
LSI Corp. (I)	286,582	1,705,163
Microchip Technology, Inc. (L)	39,719	1,454,907
		3,675,192
Software - 0.95%
Check Point Software Technologies, Ltd. (I)(L)	23,522	1,235,846
		9,039,989
Materials - 6.98%
Chemicals - 4.63%
Agrium, Inc.	3,694	247,904
Eastman Chemical Company	66,667	2,604,013

The accompanying notes are an integral part of the financial statements.

161

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Huntsman Corp.	59,722	$597,220
PPG Industries, Inc.	30,986	2,587,021
		6,036,158
Containers & Packaging - 0.31%
Rock-Tenn Company, Class A	6,942	400,553
Metals & Mining - 1.42%
Allegheny Technologies, Inc.	12,843	613,895
Freeport-McMoRan Copper & Gold, Inc.	8,252	303,591
Nucor Corp.	23,549	931,834
		1,849,320
Paper & Forest Products - 0.62%
Domtar Corp. (L)	10,224	817,511
		9,103,542
Telecommunication Services - 2.35%
Diversified Telecommunication Services - 2.35%
CenturyLink, Inc.	48,730	1,812,756
Windstream Corp.	106,492	1,250,216
		3,062,972
Utilities - 8.03%
Electric Utilities - 3.26%
Entergy Corp.	12,932	944,683
FirstEnergy Corp.	15,957	706,895
NV Energy, Inc.	22,325	365,014
Pepco Holdings, Inc. (L)	62,453	1,267,796
Pinnacle West Capital Corp.	19,999	963,552
		4,247,940
Gas Utilities - 0.31%
Questar Corp.	20,371	404,568
Multi-Utilities - 4.46%
Ameren Corp.	6,609	218,956
CenterPoint Energy, Inc.	62,154	1,248,674
DTE Energy Company	26,208	1,427,026
Sempra Energy	21,820	1,200,100
Wisconsin Energy Corp. (L)	42,986	1,502,791
Xcel Energy, Inc.	7,977	220,484
		5,818,031
		10,470,539
TOTAL COMMON STOCKS (Cost $116,226,212)		$127,633,337

CONVERTIBLE BONDS - 0.12%
Materials - 0.12%
Cemex SAB de CV 3.750%, 03/15/2018 (S)(I)	$233,000	$151,159
TOTAL CONVERTIBLE BONDS (Cost $233,000)		$151,159

SECURITIES LENDING COLLATERAL - 12.37%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,611,678	16,127,742
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,126,592)		$16,127,742

SHORT-TERM INVESTMENTS - 2.53%
U.S. Government & Agency
Obligations - 2.53%
Federal Home Loan Bank Discount
Notes 0.0010%, 01/03/2012 *	$3,300,000	$3,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,300,000)	$3,300,000
Total Investments (Mid Cap Value Equity Trust)
(Cost $135,885,804) - 112.91%		$147,212,238
Other assets and liabilities, net - (12.91%)		(16,829,642)
TOTAL NET ASSETS - 100.00%		$130,382,596

Mid Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.64%
Consumer Discretionary - 15.48%
Auto Components - 1.06%
Visteon Corp. (I)	126,800	$6,332,392
Visteon Corp. (I)(S)	26,500	1,323,410
		7,655,802
Diversified Consumer Services - 2.01%
Career Education Corp. (I)(L)	190,200	1,515,894
H&R Block, Inc. (L)	343,600	5,610,988
Strayer Education, Inc. (L)	35,600	3,459,964
Weight Watchers International, Inc. (L)	71,450	3,930,465
		14,517,311
Hotels, Restaurants & Leisure - 1.55%
International Game Technology	474,000	8,152,800
WMS Industries, Inc. (I)(L)	151,000	3,098,520
		11,251,320
Internet & Catalog Retail - 0.65%
Liberty Media Corp. - Interactive, Series A (I)	140,183	2,273,067
Netflix, Inc. (I)(L)	35,600	2,466,724
		4,739,791
Leisure Equipment & Products - 1.58%
Mattel, Inc.	310,700	8,625,032
Sankyo Company, Ltd.	55,200	2,795,239
		11,420,271
Media - 6.19%
Cablevision Systems Corp., Class A	336,200	4,780,764
Charter Communications, Inc., Class A (I)	86,200	4,908,228
DISH Network Corp.	189,700	5,402,656
DreamWorks Animation SKG, Inc. (I)(L)	355,500	5,899,523
Liberty Media Corp. - Liberty
Capital, Series A (I)	57,375	4,478,119
Meredith Corp. (L)	264,981	8,651,630
Scholastic Corp. (L)	119,624	3,585,131
The Washington Post Company, Class B (L)	18,800	7,084,028
		44,790,079
Multiline Retail - 0.80%
J.C. Penney Company, Inc. (L)	164,400	5,778,660
Specialty Retail - 1.64%
CarMax, Inc. (I)(L)	99,600	3,035,808
The Gap, Inc. (L)	476,800	8,844,640
		11,880,448
		112,033,682

The accompanying notes are an integral part of the financial statements.

162

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 8.93%
Beverages - 1.57%
Beam, Inc.	154,300	$7,904,789
Brown Forman Corp., Class B (L)	43,200	3,478,032
		11,382,821
Food & Staples Retailing - 2.33%
Sysco Corp. (L)	184,100	5,399,653
The Kroger Company	474,700	11,497,234
		16,896,887
Food Products - 3.43%
Campbell Soup Company (L)	230,900	7,675,116
Flowers Foods, Inc. (L)	182,000	3,454,360
Kellogg Company	94,900	4,799,093
McCormick & Company, Inc., Non
Voting Shares (L)	94,000	4,739,480
Sara Lee Corp.	64,300	1,216,556
Tootsie Roll Industries, Inc. (L)	122,827	2,907,315
		24,791,920
Household Products - 0.75%
Clorox Company (L)	81,500	5,424,640
Personal Products - 0.85%
Avon Products, Inc.	350,000	6,114,500
		64,610,768
Energy - 7.58%
Energy Equipment & Services - 0.66%
Exterran Holdings, Inc. (I)(L)	527,922	4,804,090
Oil, Gas & Consumable Fuels - 6.92%
Arch Coal, Inc.	65,133	945,080
Consol Energy, Inc.	149,300	5,479,310
El Paso Corp.	153,300	4,073,181
EQT Corp.	63,300	3,468,207
Hess Corp.	143,200	8,133,760
Murphy Oil Corp.	150,700	8,400,018
Nexen, Inc.	870,400	13,848,064
QEP Resources, Inc.	194,500	5,698,850
		50,046,470
		54,850,560
Financials - 22.97%
Capital Markets - 5.24%
E*TRADE Financial Corp. (I)	986,570	7,853,097
Federated Investors, Inc., Class B (L)	87,300	1,322,595
Greenhill & Company, Inc. (L)	123,809	4,502,933
Janus Capital Group, Inc. (L)	786,900	4,965,339
Legg Mason, Inc.	197,200	4,742,660
Northern Trust Corp.	367,100	14,559,186
		37,945,810
Commercial Banks - 3.85%
CIT Group, Inc. (I)	325,400	11,346,698
Commerce Bancshares, Inc. (L)	83,223	3,172,459
First Horizon National Corp. (L)	516,349	4,130,792
M&T Bank Corp. (L)	41,700	3,183,378
Westamerica Bancorp. (L)	136,600	5,996,740
		27,830,067
Consumer Finance - 0.69%
Discover Financial Services	209,000	5,016,000
Insurance - 8.11%
Assured Guaranty, Ltd.	47,600	625,464
Axis Capital Holdings, Ltd.	126,200	4,033,352
Fidelity National Financial, Inc., Class A	527,100	8,396,703
First American Financial Corp.	596,000	7,551,320
Kemper Corp.	174,402	5,094,282
Marsh & McLennan Companies, Inc.	363,300	11,487,546
OneBeacon Insurance Group, Ltd.	104,900	1,614,411
The Allstate Corp.	71,100	1,948,851
The Progressive Corp.	343,100	6,693,881
White Mountains Insurance Group, Ltd.	24,800	11,245,808
		58,691,618
Real Estate Investment Trusts - 3.65%
Cousins Properties, Inc.	322,887	2,069,705
Federal Realty Investment Trust (L)	7,800	707,850
General Growth Properties, Inc.	295,029	4,431,336
Prologis, Inc.	146,776	4,196,326
SL Green Realty Corp.	1,000	66,640
Weingarten Realty Investors (L)	136,100	2,969,702
Weyerhaeuser Company	641,436	11,975,610
		26,417,169
Real Estate Management & Development - 0.67%
Forest City Enterprises, Inc., Class A (I)(L)	178,300	2,107,506
The St. Joe Company (I)(L)	188,300	2,760,478
		4,867,984
Thrifts & Mortgage Finance - 0.76%
BankUnited, Inc.	30,700	675,093
Capitol Federal Financial, Inc.	416,998	4,812,157
		5,487,250
		166,255,898
Health Care - 4.60%
Biotechnology - 0.11%
Dendreon Corp. (I)(L)	104,400	793,440
Health Care Equipment & Supplies - 0.71%
Wright Medical Group, Inc. (I)(L)	127,200	2,098,800
Zimmer Holdings, Inc. (I)	56,100	2,996,862
		5,095,662
Health Care Providers & Services - 2.82%
HealthSouth Corp. (I)(L)	463,870	8,196,583
Kindred Healthcare, Inc. (I)(L)	362,000	4,260,740
Select Medical Holdings Corp. (I)	371,600	3,151,168
Tenet Healthcare Corp. (I)(L)	936,900	4,806,297
		20,414,788
Pharmaceuticals - 0.96%
Forest Laboratories, Inc. (I)	95,300	2,883,778
Hospira, Inc. (I)	134,200	4,075,654
		6,959,432
		33,263,322
Industrials - 9.76%
Aerospace & Defense - 2.80%
Raytheon Company (L)	190,800	9,230,904
Textron, Inc. (L)	594,800	10,997,852
		20,228,756
Airlines - 2.18%
Delta Air Lines, Inc. (I)	468,700	3,791,783
Southwest Airlines Company (L)	1,398,700	11,972,872
		15,764,655
Building Products - 0.40%
Fortune Brands Home & Security, Inc. (I)	168,900	2,876,367
Commercial Services & Supplies - 0.93%
Cintas Corp. (L)	194,200	6,760,102

The accompanying notes are an integral part of the financial statements.

163

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.52%
The Babcock & Wilcox Company (I)	156,104	$3,768,351
Machinery - 1.02%
Ingersoll-Rand PLC	191,800	5,844,146
WABCO Holdings, Inc. (I)	35,000	1,519,000
		7,363,146
Professional Services - 1.44%
Equifax, Inc.	59,900	2,320,526
Manpower, Inc.	227,300	8,125,975
		10,446,501
Road & Rail - 0.21%
Hertz Global Holdings, Inc. (I)(L)	131,900	1,545,868
Trading Companies & Distributors - 0.26%
Air Lease Corp. (I)(L)	80,600	1,911,026
		70,664,772
Information Technology - 6.14%
Communications Equipment - 1.15%
Motorola Mobility Holdings, Inc. (I)	153,875	5,970,350
Tellabs, Inc.	589,600	2,381,984
		8,352,334
Electronic Equipment, Instruments & Components - 1.70%
AVX Corp.	252,900	3,227,004
Molex, Inc., Class A	374,900	7,415,522
TE Connectivity, Ltd.	53,900	1,660,659
		12,303,185
Internet Software & Services - 0.33%
Equinix, Inc. (I)	23,700	2,403,180
IT Services - 2.14%
Automatic Data Processing, Inc.	10,800	583,308
Computer Sciences Corp.	20,300	481,110
CoreLogic, Inc. (I)	403,800	5,221,134
Lender Processing Services, Inc.	275,700	4,154,799
Paychex, Inc. (L)	108,400	3,263,924
SAIC, Inc. (I)(L)	144,100	1,770,989
		15,475,264
Semiconductors & Semiconductor Equipment - 0.48%
ASML Holding NV (L)	83,183	3,476,218
Software - 0.34%
Electronic Arts, Inc. (I)	117,900	2,428,740
		44,438,921
Materials - 6.13%
Chemicals - 1.93%
Ecolab, Inc. (L)	144,532	8,355,395
International Flavors & Fragrances, Inc.	106,400	5,577,488
		13,932,883
Construction Materials - 1.21%
Vulcan Materials Company (L)	221,907	8,732,040
Containers & Packaging - 0.75%
Packaging Corp. of America	215,500	5,439,220
Metals & Mining - 1.78%
Agnico Eagle Mines, Ltd.	73,300	2,662,256
AngloGold Ashanti, Ltd., ADR (L)	142,800	6,061,860
Franco-Nevada Corp.	109,100	4,153,029
		12,877,145
Paper & Forest Products - 0.46%
MeadWestvaco Corp.	112,200	3,360,390
		44,341,678
Telecommunication Services - 1.23%
Diversified Telecommunication Services - 0.07%
Hellenic Telecommunications
Organization SA, ADR (L)	279,700	483,881
Wireless Telecommunication Services - 1.16%
Telephone & Data Systems, Inc. (L)	121,100	3,135,279
Telephone & Data Systems, Inc. -
Special Shares	221,700	5,278,677
		8,413,956
		8,897,837
Utilities - 8.82%
Electric Utilities - 4.81%
American Electric Power Company, Inc.	117,400	4,849,794
Duke Energy Corp. (L)	114,100	2,510,200
FirstEnergy Corp.	298,111	13,206,317
Pepco Holdings, Inc.	134,500	2,730,350
Pinnacle West Capital Corp.	24,800	1,194,864
PPL Corp. (L)	350,300	10,305,826
		34,797,351
Independent Power Producers & Energy Traders - 2.83%
Calpine Corp. (I)	468,400	7,648,972
GenOn Energy, Inc. (I)	2,997,386	7,823,177
NRG Energy, Inc. (I)	204,500	3,705,540
The AES Corp. (I)	109,900	1,301,216
		20,478,905
Multi-Utilities - 1.18%
NiSource, Inc. (L)	361,000	8,595,410
		63,871,666
TOTAL COMMON STOCKS (Cost $639,605,837)		$663,229,104

PREFERRED SECURITIES - 0.26%
Financials - 0.14%
Assured Guaranty, Ltd.	18,650	1,003,370
Utilities - 0.12%
PPL Corp.	15,000	837,450
TOTAL PREFERRED SECURITIES (Cost $1,687,510)		$1,840,820

CONVERTIBLE BONDS - 0.69%
Financials - 0.20%
Janus Capital Group, Inc. 3.250%, 07/15/2014	$1,472,000	$1,446,240
Materials - 0.49%
Alcoa, Inc. 5.250%, 03/15/2014	2,363,000	3,574,038
TOTAL CONVERTIBLE BONDS (Cost $5,632,127)		$5,020,278

SECURITIES LENDING COLLATERAL - 20.78%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	15,029,607	150,398,268
TOTAL SECURITIES LENDING
COLLATERAL (Cost $150,377,287)		$150,398,268

SHORT-TERM INVESTMENTS - 7.68%
Money Market Funds - 7.68%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	3,918,685	3,918,685

The accompanying notes are an integral part of the financial statements.

164

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	51,639,118	$51,639,118
		55,557,803
TOTAL SHORT-TERM INVESTMENTS (Cost $55,557,803)		$55,557,803
Total Investments (Mid Value Trust)
(Cost $852,860,564) - 121.05%		$876,046,273
Other assets and liabilities, net - (21.05%)		(152,329,504)
TOTAL NET ASSETS - 100.00%		$723,716,769

Mutual Shares Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 87.66%
Consumer Discretionary - 7.37%
Automobiles - 0.72%
Daimler AG	13,383	$587,463
General Motors Company (I)	186,260	3,775,490
		4,362,953
Household Durables - 0.35%
D.R. Horton, Inc. (L)	167,770	2,115,580
Leisure Equipment & Products - 0.57%
Mattel, Inc.	124,851	3,465,864
Media - 5.23%
British Sky Broadcasting Group PLC	469,964	5,340,369
News Corp., Class A	514,292	9,174,969
News Corp., Class B	25,449	462,663
Time Warner Cable, Inc.	129,653	8,242,041
Viacom, Inc., Class B	183,750	8,344,088
		31,564,130
Multiline Retail - 0.50%
Kohl’s Corp.	60,760	2,998,506
		44,507,033
Consumer Staples - 21.18%
Beverages - 3.84%
Coca-Cola Enterprises, Inc.	135,677	3,497,753
Dr. Pepper Snapple Group, Inc.	144,078	5,688,199
PepsiCo, Inc.	72,292	4,796,574
Pernod-Ricard SA	99,351	9,195,535
		23,178,061
Food & Staples Retailing - 4.92%
CVS Caremark Corp.	433,812	17,690,853
The Kroger Company	321,134	7,777,865
Wal-Mart Stores, Inc. (L)	71,034	4,244,992
		29,713,710
Food Products - 3.26%
General Mills, Inc.	145,721	5,888,586
Kraft Foods, Inc., Class A	370,285	13,833,848
		19,722,434
Tobacco - 9.16%
Altria Group, Inc.	328,626	9,743,761
British American Tobacco PLC	356,510	16,904,123
Imperial Tobacco Group PLC	373,610	14,122,404
Lorillard, Inc.	50,166	5,718,924
Philip Morris International, Inc.	69,721	5,471,704
Reynolds American, Inc.	80,933	3,352,245
		55,313,161
		127,927,366
Energy - 9.48%
Energy Equipment & Services - 1.29%
Ensco International PLC, ADR	50,628	2,375,466
Exterran Holdings, Inc. (I)	63,948	581,927
Transocean, Ltd.	125,500	4,817,945
		7,775,338
Oil, Gas & Consumable Fuels - 8.19%
Apache Corp.	75,840	6,869,587
BP PLC	486,880	3,472,065
El Paso Corp.	147,619	3,922,237
Marathon Oil Corp.	380,123	11,126,200
Marathon Petroleum Corp.	112,526	3,745,991
Murphy Oil Corp.	78,070	4,351,622
Royal Dutch Shell PLC, A Shares	292,487	10,642,028
The Williams Companies, Inc.	163,116	5,386,090
		49,515,820
		57,291,158
Financials - 12.63%
Capital Markets - 1.28%
Morgan Stanley	313,802	4,747,824
UBS AG (Swiss Exchange) (I)	252,743	3,002,156
		7,749,980
Commercial Banks - 2.96%
Bond Street Holdings LLC, Class A (I)(S)	60,504	1,089,072
CIT Group, Inc. (I)	57,512	2,005,443
Guaranty Bancorp (I)	21,927	32,233
KB Financial Group, Inc.	45,036	1,422,102
PNC Financial Services Group, Inc.	171,344	9,881,408
Wells Fargo & Company	125,110	3,448,032
		17,878,290
Diversified Financial Services - 1.38%
AET&D Holdings No 1, Ltd.	534,996	1
Cerberus Investors I LLC (R)	769,350	80,782
Cerberus Investors II LLC (R)	769,343	80,781
Cerberus Investors III LLC (R)	384,701	40,394
Citigroup, Inc.	103,981	2,735,740
Deutsche Boerse AG - New Shares (I)	53,747	2,817,779
NYSE Euronext	98,595	2,573,330
		8,328,807
Insurance - 5.68%
ACE, Ltd.	115,542	8,101,805
Alleghany Corp. (I)(L)	9,004	2,568,751
American International Group, Inc. (I)	232,940	5,404,208
CNO Financial Group, Inc. (I)	140,706	887,855
MetLife, Inc.	115,990	3,616,568
Old Republic International Corp. (L)	101,282	938,884
White Mountains Insurance Group, Ltd. (L)	20,381	9,241,968
Zurich Financial Services AG (I)	15,769	3,560,882
		34,320,921
Real Estate Investment Trusts - 0.83%
Alexander’s, Inc.	13,593	5,029,818
Real Estate Management & Development - 0.50%
Canary Wharf Group PLC (I)	555,649	2,039,564

The accompanying notes are an integral part of the financial statements.

165

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Forestar Group, Inc. (I)(L)	64,569	$976,929
		3,016,493
		76,324,309
Health Care - 13.59%
Biotechnology - 1.58%
Amgen, Inc.	148,879	9,559,521
Health Care Equipment & Supplies - 2.03%
Boston Scientific Corp. (I)	684,504	3,655,251
Medtronic, Inc.	224,675	8,593,819
		12,249,070
Health Care Providers & Services - 2.51%
Community Health Systems, Inc. (I)(L)	58,797	1,026,008
Coventry Health Care, Inc. (I)	77,285	2,347,145
Tenet Healthcare Corp. (I)(L)	850,914	4,365,189
UnitedHealth Group, Inc.	145,995	7,399,027
		15,137,369
Pharmaceuticals - 7.47%
Eli Lilly & Company (L)	177,238	7,366,011
Hospira, Inc. (I)	100,754	3,059,899
Merck & Company, Inc.	440,710	16,614,767
Pfizer, Inc.	671,075	14,522,063
Teva Pharmaceutical Industries, Ltd., ADR	88,990	3,591,636
		45,154,376
		82,100,336
Industrials - 5.66%
Aerospace & Defense - 2.39%
GenCorp, Inc. (I)(L)	92,209	490,552
Goodrich Corp.	24,250	2,999,725
Huntington Ingalls Industries, Inc. (I)	100,004	3,128,125
Raytheon Company	162,100	7,842,398
		14,460,800
Air Freight & Logistics - 0.26%
PostNL NV	153,448	486,237
TNT Express NV	144,924	1,079,998
		1,566,235
Building Products - 0.78%
Owens Corning, Inc. (I)	164,695	4,730,040
Industrial Conglomerates - 0.08%
Orkla ASA	63,495	472,549
Machinery - 1.17%
Federal Signal Corp. (L)	140,014	581,058
Oshkosh Corp. (I)	120,640	2,579,283
Stanley Black & Decker, Inc.	57,457	3,884,093
		7,044,434
Marine - 0.98%
A P Moller Maersk A/S, Series A	900	5,922,203
		34,196,261
Information Technology - 8.02%
Communications Equipment - 1.66%
Cisco Systems, Inc.	390,500	7,060,240
Motorola Mobility Holdings, Inc. (I)	76,460	2,966,648
		10,026,888
Electronic Equipment, Instruments & Components - 0.81%
TE Connectivity, Ltd.	158,060	4,869,829
Internet Software & Services - 0.90%
Google, Inc., Class A (E)(I)	8,380	5,412,642
Office Electronics - 1.46%
Xerox Corp.	1,111,434	8,847,015
Software - 3.19%
Microsoft Corp.	518,696	13,465,348
Nintendo Company, Ltd.	13,665	1,883,814
Symantec Corp. (I)	250,327	3,917,618
		19,266,780
		48,423,154
Materials - 4.08%
Chemicals - 1.03%
Linde AG	41,877	6,229,826
Metals & Mining - 0.70%
ThyssenKrupp AG	183,944	4,210,682
Paper & Forest Products - 2.35%
Domtar Corp. (L)	29,670	2,372,413
International Paper Company	289,163	8,559,225
MeadWestvaco Corp.	108,391	3,246,310
		14,177,948
		24,618,456
Telecommunication Services - 2.13%
Diversified Telecommunication Services - 0.24%
Cable & Wireless Communications PLC	2,440,931	1,444,577
Wireless Telecommunication Services - 1.89%
Vodafone Group PLC	4,122,768	11,446,289
		12,890,866
Utilities - 3.52%
Electric Utilities - 2.33%
E.ON AG	237,101	5,096,773
Entergy Corp.	39,973	2,920,028
Exelon Corp. (L)	139,455	6,048,163
		14,064,964
Independent Power Producers & Energy Traders - 0.67%
NRG Energy, Inc. (I)	223,289	4,045,997
Multi-Utilities - 0.52%
GDF Suez	116,226	3,161,020
		21,271,981
TOTAL COMMON STOCKS (Cost $502,441,145)		$529,550,920

CORPORATE BONDS - 1.49%
Consumer Discretionary - 0.20%
Clear Channel Communications, Inc.
9.000%, 03/01/2021	$343,000	$288,978
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016	1,404,000	884,520
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	0
		1,173,498
Consumer Staples - 0.27%
Rite Aid Corp.
8.625%, 03/01/2015	749,000	722,785
9.375%, 12/15/2015	963,000	929,295
		1,652,080
Financials - 0.26%
Capmark Financial Group, Inc.
9.000%, 09/30/2015 (P)	655,000	663,188
Realogy Corp.
7.875%, 02/15/2019 (S)	611,000	531,570

The accompanying notes are an integral part of the financial statements.

166

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Realogy Corp. (continued)
11.500%, 04/15/2017	$437,000	$340,860
		1,535,618
Utilities - 0.76%
NRG Energy, Inc.
7.375%, 01/15/2017	1,065,000	1,104,938
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (S)	4,128,000	3,503,640
		4,608,578
TOTAL CORPORATE BONDS (Cost $10,281,538)		$8,969,774

CONVERTIBLE BONDS - 0.12%
Financials - 0.12%
iStar Financial, Inc. 1.081%, 10/01/2012 (P)	824,000	741,600
TOTAL CONVERTIBLE BONDS (Cost $766,827)		$741,600

TERM LOANS (M) - 2.83%
Consumer Discretionary - 0.89%
Clear Channel Communications, Inc.
3.946%, 01/29/2016	665,000	477,138
3.946%, 01/28/2016	4,683,221	3,436,140
Tribune Company
- 06/04/2014 (H)(T)	2,154,000	1,252,911
- 06/04/2014 (H)	340,000	191,463
		5,357,652
Financials - 1.16%
iStar Financial, Inc.
5.000%, 06/28/2013	309,386	306,403
7.000%, 06/30/2014	230,000	222,065
Realogy Corp.
1.768%, 04/08/2016	604,143	199,184
4.436%, 10/10/2016	457,548	407,544
4.691%, 10/10/2016	5,849,214	5,209,977
13.500%, 10/15/2017	657,000	656,179
		7,001,352
Utilities - 0.78%
Texas Competitive Electric Holdings
Company LLC
4.776%, 10/10/2017	7,466,240	4,718,245
TOTAL TERM LOANS (Cost $19,594,425)		$17,077,249

SECURITIES LENDING COLLATERAL - 4.07%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,454,091	$24,557,595
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,554,886)		$24,557,595

SHORT-TERM INVESTMENTS - 4.30%
U.S. Government - 4.30%
U.S. Treasury Bill
0.060%, 01/05/2012 *	$5,000,000	$4,999,993
0.015%, 03/22/2012 *	10,000,000	9,999,620
0.030%, 02/23/2012 *	5,000,000	4,999,910
0.055%, 06/28/2012 *	3,000,000	2,999,115
U.S. Treasury Bill (continued)
0.010%, 05/10/2012 *	3,000,000	2,999,679
		25,998,317
TOTAL SHORT-TERM INVESTMENTS (Cost $25,998,423)		$25,998,317
Total Investments (Mutual Shares Trust)
(Cost $583,637,244) - 100.47%		$606,895,455
Other assets and liabilities, net - (0.47%)		(2,821,967)
TOTAL NET ASSETS - 100.00%		$604,073,488

Natural Resources Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.98%
Energy - 60.42%
Energy Equipment & Services - 10.17%
Baker Hughes, Inc.	82,600	$4,017,664
Cameron International Corp. (I)	54,900	2,700,531
Dril-Quip, Inc. (I)	32,800	2,158,896
National Oilwell Varco, Inc.	57,500	3,909,425
Noble Corp. (I)	62,700	1,894,794
Schlumberger, Ltd.	61,000	4,166,910
Tidewater, Inc. (L)	44,000	2,169,200
		21,017,420
Oil, Gas & Consumable Fuels - 50.25%
Alpha Natural Resources, Inc. (I)	144,600	2,954,178
BG Group PLC	470,211	10,028,341
BP PLC, ADR	122,373	5,230,222
Canadian Natural Resources, Ltd.	144,539	5,412,675
Chesapeake Energy Corp. (L)	203,036	4,525,672
Chevron Corp. (L)	30,480	3,243,072
Consol Energy, Inc.	82,242	3,018,281
Encana Corp. (L)	122,908	2,279,001
EOG Resources, Inc.	64,335	6,337,641
Imperial Oil, Ltd. (L)	157,700	7,014,496
Marathon Petroleum Corp.	96,200	3,202,498
Occidental Petroleum Corp.	29,300	2,745,410
Oil Search, Ltd.	504,887	3,220,277
Peabody Energy Corp.	80,100	2,652,111
Petroleo Brasileiro SA, ADR	239,804	5,959,129
Pioneer Natural Resources Company (L)	47,000	4,205,560
Reliance Industries, Ltd.	163,191	2,129,425
Reliance Industries, Ltd., GDR (S)	5,128	136,405
Reliance Industries, Ltd., GDR
(London Exchange) (S)	63,714	1,691,533
Sasol, Ltd.	97,400	4,616,760
Southwestern Energy Company (I)	100,500	3,209,970
Statoil ASA, ADR (L)	237,500	6,082,375
Suncor Energy, Inc.	180,856	5,215,754
Tesoro Corp. (I)(L)	153,300	3,581,088
Ultra Petroleum Corp. (I)(L)	91,900	2,722,997
Whiting Petroleum Corp. (I)	50,700	2,367,183
		103,782,054
		124,799,474
Industrials - 1.91%
Industrial Conglomerates - 1.91%
Beijing Enterprises Holdings, Ltd.	654,253	3,934,692

The accompanying notes are an integral part of the financial statements.

167

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Materials - 33.65%
Chemicals - 2.31%
LyondellBasell Industries NV, Class A	86,000	$2,794,140
The Mosaic Company	39,400	1,986,942
		4,781,082
Construction Materials - 1.57%
CRH PLC (London Exchange)	163,794	3,234,867
Metals & Mining - 29.72%
Alumina, Ltd.	3,137,409	3,569,015
Anglo Platinum, Ltd.	37,427	2,463,683
AngloGold Ashanti, Ltd., ADR (L)	44,965	1,908,764
ArcelorMittal (L)	202,400	3,681,656
Barrick Gold Corp.	69,500	3,148,393
BHP Billiton PLC	90,149	2,621,179
Compania de Minas Buenaventura SA, ADR	111,400	4,271,079
First Quantum Minerals, Ltd.	382,600	7,529,944
Fortescue Metals Group, Ltd.	534,003	2,339,568
Freeport-McMoRan Copper & Gold, Inc.	95,800	3,524,482
Glencore International PLC (L)	590,977	3,588,465
Goldcorp, Inc.	84,800	3,763,247
Kinross Gold Corp.	272,300	3,104,220
Mongolian Mining Corp. (I)	4,031,000	3,053,693
Teck Resources, Ltd., Class B	105,226	3,702,903
Vale SA (Preference A Shares), ADR (L)	150,964	3,109,858
Vedanta Resources PLC	264,351	4,136,387
Walter Energy, Inc.	31,000	1,877,360
		61,393,896
Paper & Forest Products - 0.05%
Sino-Forest Corp. (I)(L)	276,300	94,978
		69,504,823
TOTAL COMMON STOCKS (Cost $222,617,676)		$198,238,989

WARRANTS - 0.81%
NMDC, Ltd. (Expiration date: 03/25/2015,
Strike Price: INR 0.00001) (I)	551,053	1,669,606
TOTAL WARRANTS (Cost $3,646,865)		$1,669,606

SECURITIES LENDING COLLATERAL - 17.66%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,644,932	36,474,107
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,470,339)		$36,474,107

SHORT-TERM INVESTMENTS - 3.19%
Repurchase Agreement - 3.19%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.060% to
be repurchased at $6,600,044 on
01/03/2012, collateralized by $6,709,696
Government National Mortgage Association,
4.500% due 06/15/2040 (valued at
$6,732,001, including interest)	$6,600,000	$6,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,600,000)		$6,600,000
Total Investments (Natural Resources Trust)
(Cost $269,334,880) - 117.64%		$242,982,702
Other assets and liabilities, net - (17.64%)		(36,433,481)
TOTAL NET ASSETS - 100.00%		$206,549,221

Real Estate Securities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.22%
Financials - 97.95%
Diversified Financial Services - 0.00%
BGP Holdings PLC (I)	194,291	$0
Real Estate Investment Trusts - 97.95%
Diversified REITs - 8.22%
Liberty Property Trust (L)	287,500	8,878,000
Vornado Realty Trust	215,650	16,574,859
PS Business Parks, Inc.	48,450	2,685,584
Colonial Properties Trust	170,550	3,557,673
		31,696,116
Industrial REITs - 5.23%
DuPont Fabros Technology, Inc. (L)	192,850	4,670,827
Prologis, Inc.	542,049	15,497,181
		20,168,008
Office REITs - 11.21%
Mack-Cali Realty Corp.	128,750	3,436,338
Boston Properties, Inc.	200,400	19,959,840
Digital Realty Trust, Inc. (L)	118,450	7,897,062
SL Green Realty Corp. (L)	178,800	11,915,232
		43,208,472
Residential REITs - 18.65%
Camden Property Trust (L)	242,600	15,099,424
Home Properties, Inc. (L)	100,500	5,785,785
Associated Estates Realty Corp.	29,450	469,728
UDR, Inc.	124,150	3,116,165
AvalonBay Communities, Inc.	127,884	16,701,650
BRE Properties, Inc. (L)	225,000	11,358,000
Apartment Investment & Management
Company, Class A	191,450	4,386,120
Equity Residential	101,100	5,765,733
Equity Lifestyle Properties, Inc.	96,500	6,435,585
Post Properties, Inc. (L)	63,500	2,776,220
		71,894,410
Retail REITs - 27.52%
DDR Corp.	1,243,050	15,127,919
Alexander’s, Inc.	5,650	2,090,670
Federal Realty Investment Trust (L)	106,600	9,673,950
Ramco-Gershenson Properties Trust (L)	159,200	1,564,936
Simon Property Group, Inc.	384,464	49,572,788
Taubman Centers, Inc. (L)	80,850	5,020,785
Glimcher Realty Trust	601,000	5,529,200
Tanger Factory Outlet Centers, Inc.	360,650	10,574,258
General Growth Properties, Inc.	462,900	6,952,758
		106,107,264
Specialized REITs - 27.12%
Chesapeake Lodging Trust	78,900	1,219,794
Sunstone Hotel Investors, Inc. (I)	196,800	1,603,920
Health Care REIT, Inc.	367,000	20,012,510
LTC Properties, Inc. (L)	166,200	5,128,932
Entertainment Properties Trust (L)	94,044	4,110,663
HCP, Inc. (L)	419,900	17,396,457
Host Hotels & Resorts, Inc.	653,577	9,653,332
Public Storage	193,940	26,077,172
Senior Housing Properties Trust	336,955	7,561,270
Extra Space Storage, Inc. (L)	63,800	1,545,874
Pebblebrook Hotel Trust	280,150	5,373,277
Strategic Hotels & Resorts, Inc. (I)	904,550	4,857,434
		104,540,635
		377,614,905
		377,614,905

The accompanying notes are an integral part of the financial statements.

168

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 1.27%
Health Care Providers & Services - 1.27%
Brookdale Senior Living, Inc. (I)	281,800	$4,900,500
TOTAL COMMON STOCKS (Cost $333,207,792)		$382,515,405

SECURITIES LENDING COLLATERAL - 13.06%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	5,030,374	50,337,942
TOTAL SECURITIES LENDING
COLLATERAL (Cost $50,331,182)		$50,337,942
Total Investments (Real Estate Securities Trust)
(Cost $383,538,974) - 112.28%		$432,853,347
Other assets and liabilities, net - (12.28%)		(47,329,122)
TOTAL NET ASSETS - 100.00%		$385,524,225

Science & Technology Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.84%
Consumer Discretionary - 3.74%
Automobiles - 0.39%
Tesla Motors, Inc. (I)(L)	48,356	$1,381,047
Diversified Consumer Services - 0.33%
Angie’s List, Inc. (I)	78,016	1,159,443
Hotels, Restaurants & Leisure - 0.29%
Ctrip.com International, Ltd., ADR (I)(L)	43,700	1,022,580
Internet & Catalog Retail - 2.36%
Amazon.com, Inc. (I)	16,375	2,834,513
Groupon, Inc. (I)(L)	8,600	177,418
Liberty Media Corp. - Interactive, Series A (I)	162,300	2,631,695
priceline.com, Inc. (I)	5,764	2,695,880
		8,339,506
Media - 0.37%
Time Warner, Inc.	36,466	1,317,881
		13,220,457
Health Care - 0.80%
Health Care Equipment & Supplies - 0.32%
Stryker Corp.	22,600	1,123,446
Health Care Technology - 0.48%
athenahealth, Inc. (I)(L)	34,682	1,703,580
		2,827,026
Industrials - 0.49%
Aerospace & Defense - 0.49%
Taser International, Inc. (I)(L)	338,500	1,733,120
Information Technology - 90.12%
Communications Equipment - 9.99%
ADTRAN, Inc.	96,152	2,899,944
Aruba Networks, Inc. (I)(L)	149,000	2,759,480
Ciena Corp. (I)(L)	118,300	1,431,430
Cisco Systems, Inc.	539,532	9,754,739
Comverse Technology, Inc. (I)	5,954	40,844
Ixia (I)(L)	74,900	787,199
JDS Uniphase Corp. (I)	266,700	2,784,348
Juniper Networks, Inc. (I)	195,452	3,989,175
Motorola Solutions, Inc.	22,260	1,030,415
QUALCOMM, Inc.	181,376	9,921,267
		35,398,841
Computers & Peripherals - 15.77%
Apple, Inc. (I)	71,125	28,805,625
Catcher Technology Company, Ltd.	131,000	607,478
Dell, Inc. (I)	502,000	7,344,260
EMC Corp. (I)(L)	69,019	1,486,669
Hewlett-Packard Company	295,314	7,607,289
NetApp, Inc. (I)(L)	63,300	2,295,891
SanDisk Corp. (I)	95,550	4,702,016
Synaptics, Inc. (I)(L)	99,400	2,996,910
		55,846,138
Electronic Equipment, Instruments & Components - 2.77%
Hitachi, Ltd.	943,000	4,942,796
IPG Photonics Corp. (I)	89,100	3,017,817
RealD, Inc. (I)(L)	188,900	1,499,866
Trimble Navigation, Ltd. (I)	7,900	342,860
		9,803,339
Internet Software & Services - 14.44%
Akamai Technologies, Inc. (I)	120,250	3,881,670
Baidu, Inc., ADR (I)	84,285	9,816,674
Bitauto Holdings, Ltd., ADR (I)	14,600	58,400
eBay, Inc. (I)	45,015	1,365,305
Equinix, Inc. (I)	33,100	3,356,340
Facebook, Inc., Class A (I)	21,334	664,492
Facebook, Inc., Class B (I)	38,296	1,192,809
Google, Inc., Class A (I)	30,435	19,657,967
LinkedIn Corp., Class A (I)(L)	23,659	1,490,754
Netease.com, Inc., ADR (I)(L)	36,415	1,633,213
Phoenix New Media, Ltd., ADR (I)(L)	62,901	350,988
Rackspace Hosting, Inc. (I)	58,985	2,536,945
RealNetworks, Inc.	139,900	1,049,250
Renren, Inc., ADR (I)	745	2,645
SINA Corp. (I)(L)	49,918	2,595,736
Yahoo!, Inc. (I)	91,740	1,479,766
Youku.com, Inc., Class A (I)	10	9
		51,132,963
IT Services - 6.02%
Automatic Data Processing, Inc. (L)	39,660	2,142,037
Cognizant Technology
Solutions Corp., Class A (I)	70,320	4,522,279
Genpact, Ltd. (I)	73,164	1,093,802
International Business Machines Corp.	27,930	5,135,768
MasterCard, Inc., Class A	8,760	3,265,903
Paychex, Inc.	22,840	687,712
Visa, Inc., Class A	43,960	4,463,259
		21,310,760
Semiconductors & Semiconductor Equipment - 18.38%
Advanced Micro Devices, Inc. (I)(L)	331,000	1,787,400
Analog Devices, Inc.	45,040	1,611,531
Applied Materials, Inc.	233,500	2,500,785
ASML Holding NV (L)	19,535	816,368
Atmel Corp. (I)	530,700	4,298,670
Broadcom Corp., Class A (I)	35,900	1,054,024
Cree, Inc. (I)(L)	45,700	1,007,228
First Solar, Inc. (I)(L)	102,500	3,460,400
Intel Corp.	218,950	5,309,538
Intersil Corp., Class A	108,600	1,133,784
Lam Research Corp. (I)	120,400	4,457,208
Marvell Technology Group, Ltd. (I)	341,000	4,722,850
Maxim Integrated Products, Inc.	20,560	535,382

The accompanying notes are an integral part of the financial statements.

169

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
MEMC Electronic Materials, Inc. (I)(L)	167,000	$657,980
Microchip Technology, Inc. (L)	14,905	545,970
Micron Technology, Inc. (I)	1,139,200	7,165,568
NVIDIA Corp. (I)	236,700	3,280,662
ON Semiconductor Corp. (I)	587,700	4,537,044
Samsung Electronics Company, Ltd.	7,285	6,691,461
STR Holdings, Inc. (I)(L)	178,800	1,471,524
Taiwan Semiconductor
Manufacturing Company, Ltd.	530,000	1,325,414
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR (L)	67,186	867,371
Texas Instruments, Inc.	35,862	1,043,943
Tokyo Electron, Ltd.	50,000	2,540,277
TriQuint Semiconductor, Inc. (I)	463,400	2,256,758
		65,079,140
Software - 22.75%
Activision Blizzard, Inc. (L)	57,853	712,749
Adobe Systems, Inc. (I)	148,900	4,209,403
Ariba, Inc. (I)	49,795	1,398,244
Autodesk, Inc. (I)	155,277	4,709,551
BMC Software, Inc. (I)	36,000	1,180,080
CA, Inc.	192,300	3,887,345
CommVault Systems, Inc. (I)	31,300	1,337,136
Electronic Arts, Inc. (I)	48,486	998,812
Informatica Corp. (I)	29,400	1,085,742
Intuit, Inc.	115,671	6,083,138
Microsoft Corp.	970,853	25,203,344
Nintendo Company, Ltd.	61,000	8,409,269
Nuance Communications, Inc. (I)(L)	69,635	1,752,017
Oracle Corp.	285,410	7,320,767
QLIK Technologies, Inc. (I)	31,497	762,227
Red Hat, Inc. (I)	55,700	2,299,853
Rovi Corp. (I)	69,914	1,718,486
Salesforce.com, Inc. (I)(L)	31,840	3,230,486
TIBCO Software, Inc. (I)	129,285	3,091,203
UBISOFT Entertainment SA (I)	178,511	1,192,594
		80,582,446
		319,153,627
Materials - 0.69%
Chemicals - 0.69%
Monsanto Company	35,021	2,453,921
TOTAL COMMON STOCKS (Cost $355,679,498)		$339,388,151

PREFERRED SECURITIES - 0.82%
Information Technology - 0.82%
Coupon.com, Inc. (I)	85,758	471,099
Silver Spring Networks, Series E (I)	38,600	289,500
Twitter, Inc., Series E (I)	125,031	2,012,199
Workday Inc. (I)	8,977	119,035
		2,891,833
TOTAL PREFERRED SECURITIES (Cost $1,309,183)		$2,891,833

SECURITIES LENDING COLLATERAL - 7.09%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,509,814	25,115,207
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,112,856)		$25,115,207

SHORT-TERM INVESTMENTS - 0.95%
Money Market Funds - 0.95%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$467,303	$467,303
T.Rowe Price Prime Reserve
Fund, 0.0771% (Y)	2,913,632	2,913,632
		3,380,935
TOTAL SHORT-TERM INVESTMENTS (Cost $3,380,935)		$3,380,935
Total Investments (Science & Technology Trust)
(Cost $385,482,472) - 104.70%		$370,776,126
Other assets and liabilities, net - (4.70%)		(16,645,420)
TOTAL NET ASSETS - 100.00%		$354,130,706

Small Cap Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.34%
Consumer Discretionary - 21.38%
Auto Components - 1.90%
Dana Holding Corp. (I)	260,810	$3,168,842
Tenneco, Inc. (I)(L)	136,640	4,069,139
		7,237,981
Diversified Consumer Services - 1.28%
American Public Education, Inc. (I)	30,800	1,333,024
Estacio Participacoes SA	103,790	1,001,036
Weight Watchers International, Inc. (L)	46,610	2,564,016
		4,898,076
Hotels, Restaurants & Leisure - 1.37%
AFC Enterprises, Inc. (I)	86,531	1,272,006
Buffalo Wild Wings, Inc. (I)	9,400	634,594
The Cheesecake Factory, Inc. (I)(L)	113,322	3,326,001
		5,232,601
Household Durables - 2.53%
NVR, Inc. (I)	4,188	2,872,968
Pulte Group, Inc. (I)	348,600	2,199,666
Tempur-Pedic International, Inc. (I)(L)	87,278	4,584,713
		9,657,347
Internet & Catalog Retail - 1.25%
Shutterfly, Inc. (I)(L)	210,086	4,781,557
Leisure Equipment & Products - 1.54%
Brunswick Corp. (L)	325,422	5,877,121
Media - 1.49%
AMC Networks, Inc. (I)	151,091	5,678,000
Specialty Retail - 6.45%
DSW, Inc., Class A	83,920	3,710,103
Express, Inc. (I)	239,230	4,770,246
GNC Holdings, Inc., Class A (I)	207,660	6,011,757
Rent-A-Center, Inc.	113,480	4,198,760
Rue21, Inc. (I)(L)	147,899	3,194,618
The Children’s Place Retail Stores, Inc. (I)(L)	51,700	2,746,304
		24,631,788
Textiles, Apparel & Luxury Goods - 3.57%
Columbia Sportswear Company (L)	44,720	2,081,716
Deckers Outdoor Corp. (I)	54,930	4,151,060
Hanesbrands, Inc. (I)	172,092	3,761,931

The accompanying notes are an integral part of the financial statements.

170

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden, Ltd. (I)	104,720	$3,612,840
		13,607,547
		81,602,018
Consumer Staples - 2.23%
Food Products - 1.05%
Diamond Foods, Inc. (L)	77,392	2,497,440
Green Mountain Coffee Roasters, Inc. (I)(L)	33,810	1,516,379
		4,013,819
Personal Products - 1.18%
Elizabeth Arden, Inc. (I)(L)	121,450	4,498,508
		8,512,327
Energy - 7.93%
Energy Equipment & Services - 4.84%
Atwood Oceanics, Inc. (I)(L)	108,360	4,311,644
Gulfmark Offshore, Inc., Class A (I)	107,145	4,501,161
Hornbeck Offshore Services, Inc. (I)(L)	110,970	3,442,289
ION Geophysical Corp. (I)(L)	304,636	1,867,419
Tidewater, Inc. (L)	88,840	4,379,812
		18,502,325
Oil, Gas & Consumable Fuels - 3.09%
Carrizo Oil & Gas, Inc. (I)(L)	130,240	3,431,824
Rosetta Resources, Inc. (I)(L)	111,660	4,857,210
Whiting Petroleum Corp. (I)	74,940	3,498,949
		11,787,983
		30,290,308
Financials - 5.25%
Capital Markets - 1.01%
Knight Capital Group, Inc., Class A (I)(L)	185,320	2,190,482
Manning & Napier, Inc. (I)	134,500	1,679,905
		3,870,387
Commercial Banks - 3.25%
East West Bancorp, Inc.	147,550	2,914,113
Pinnacle Financial Partners, Inc. (I)(L)	161,230	2,603,865
Signature Bank (I)	80,170	4,809,397
Western Alliance Bancorp (I)	335,930	2,092,844
		12,420,219
Consumer Finance - 0.24%
Netspend Holdings, Inc. (I)(L)	110,300	894,533
Diversified Financial Services - 0.75%
Justice Holdings, Ltd. (I)	212,905	2,843,517
		20,028,656
Health Care - 17.30%
Biotechnology - 4.28%
Ardea Biosciences, Inc. (I)(L)	85,118	1,430,834
Exelixis, Inc. (I)(L)	270,690	1,281,717
Immunogen, Inc. (I)(L)	172,970	2,002,993
Incyte Corp. (I)(L)	159,780	2,398,298
Ironwood Pharmaceuticals, Inc. (I)	210,630	2,521,241
Onyx Pharmaceuticals, Inc. (I)	77,710	3,415,355
Seattle Genetics, Inc. (I)(L)	141,810	2,370,354
United Therapeutics Corp. (I)	19,100	902,475
		16,323,267
Health Care Equipment & Supplies - 5.13%
Gen-Probe, Inc. (I)	96,800	5,722,816
HeartWare International, Inc. (I)(L)	53,635	3,700,815
Insulet Corp. (I)(L)	155,100	2,920,533
NuVasive, Inc. (I)	71,000	893,890
Tornier BV (I)(L)	39,370	708,660
Volcano Corp. (I)	54,610	1,299,172
Zoll Medical Corp. (I)(L)	68,940	4,355,629
		19,601,515
Health Care Providers & Services - 2.67%
Catalyst Health Solutions, Inc. (I)(L)	77,890	4,050,280
Health Net, Inc. (I)	102,520	3,118,658
WellCare Health Plans, Inc. (I)	57,820	3,035,550
		10,204,488
Health Care Technology - 3.09%
Allscripts Healthcare Solutions, Inc. (I)(L)	224,690	4,255,629
SXC Health Solutions Corp. (I)	133,440	7,536,691
		11,792,320
Life Sciences Tools & Services - 0.97%
PAREXEL International Corp. (I)	179,061	3,713,725
Pharmaceuticals - 1.16%
Salix Pharmaceuticals, Ltd. (I)(L)	92,490	4,425,647
		66,060,962
Industrials - 15.66%
Aerospace & Defense - 3.04%
DigitalGlobe, Inc. (I)	253,123	4,330,935
Esterline Technologies Corp. (I)	36,658	2,051,748
Moog, Inc., Class A (I)	78,011	3,427,023
Teledyne Technologies, Inc. (I)	32,343	1,774,014
		11,583,720
Airlines - 0.91%
JetBlue Airways Corp. (I)	319,200	1,659,840
US Airways Group, Inc. (I)(L)	358,940	1,819,826
		3,479,666
Building Products - 1.86%
Owens Corning, Inc. (I)	150,640	4,326,381
Trex Company, Inc. (I)(L)	121,455	2,782,534
		7,108,915
Commercial Services & Supplies - 2.11%
Corrections Corp. of America (I)	142,601	2,904,782
SYKES Enterprises, Inc. (I)	236,315	3,700,693
The Geo Group, Inc. (I)(L)	86,303	1,445,575
		8,051,050
Electrical Equipment - 0.24%
Polypore International, Inc. (I)	20,890	918,951
Machinery - 1.41%
Colfax Corp. (I)(L)	63,270	1,801,930
Meritor, Inc. (I)(L)	333,187	1,772,555
Middleby Corp. (I)	19,200	1,805,568
		5,380,053
Professional Services - 1.97%
The Advisory Board Company (I)	101,320	7,518,957
Road & Rail - 2.77%
J.B. Hunt Transport Services, Inc. (L)	91,130	4,107,229
Localiza Rent a Car SA	205,460	2,819,877
Old Dominion Freight Line, Inc. (I)(L)	89,750	3,637,568
		10,564,674
Trading Companies & Distributors - 1.35%
United Rentals, Inc. (I)(L)	174,743	5,163,656
		59,769,642

The accompanying notes are an integral part of the financial statements.

171

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Information Technology - 26.60%
Communications Equipment - 2.52%
Aruba Networks, Inc. (I)(L)	184,595	$3,418,699
Finisar Corp. (I)(L)	243,970	4,085,278
Ixia (I)(L)	201,180	2,114,402
		9,618,379
Electronic Equipment, Instruments & Components - 3.84%
Coherent, Inc. (I)	50,050	2,616,114
Fabrinet (I)	173,090	2,367,871
Jabil Circuit, Inc.	385,300	7,574,998
Universal Display Corp. (I)(L)	57,480	2,108,941
		14,667,924
Internet Software & Services - 3.51%
DealerTrack Holdings, Inc. (I)(L)	77,790	2,120,555
Dice Holdings, Inc. (I)	36,824	305,271
IAC/InterActiveCorp (L)	140,360	5,979,336
Liquidity Services, Inc. (I)	41,877	1,545,261
LivePerson, Inc. (I)	275,221	3,454,024
		13,404,447
IT Services - 4.67%
Sapient Corp. (L)	545,480	6,873,048
Syntel, Inc.	87,840	4,108,277
VeriFone Systems, Inc. (I)	100,570	3,572,246
Wright Express Corp. (I)(L)	59,830	3,247,572
		17,801,143
Semiconductors & Semiconductor Equipment - 3.86%
Applied Micro Circuits Corp. (I)(L)	62,180	417,850
Cavium Inc. (I)(L)	64,380	1,830,323
Cypress Semiconductor Corp. (I)	210,800	3,560,412
Lattice Semiconductor Corp. (I)	440,942	2,619,195
Mindspeed Technologies, Inc. (I)(L)	255,930	1,172,159
Skyworks Solutions, Inc. (I)(L)	317,024	5,142,129
		14,742,068
Software - 8.20%
Ariba, Inc. (I)(L)	102,660	2,882,693
BroadSoft, Inc. (I)(L)	117,540	3,549,708
Cadence Design Systems, Inc. (I)(L)	836,960	8,704,384
Concur Technologies, Inc. (I)(L)	103,780	5,270,986
Jive Software Inc (I)	101,400	1,622,400
MicroStrategy, Inc., Class A (I)(L)	33,620	3,641,718
Parametric Technology Corp. (I)	134,210	2,450,675
Pegasystems, Inc. (L)	56,323	1,655,896
RealPage, Inc. (I)	60,750	1,535,153
		31,313,613
		101,547,574
Materials - 1.99%
Chemicals - 1.22%
Methanex Corp.	204,650	4,670,113
Metals & Mining - 0.77%
Detour Gold Corp. (I)	119,310	2,945,420
		7,615,533
TOTAL COMMON STOCKS (Cost $379,557,362)		$375,427,020

SECURITIES LENDING COLLATERAL - 21.04%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	8,025,581	80,310,385
TOTAL SECURITIES LENDING
COLLATERAL (Cost $80,302,668)		$80,310,385
SHORT-TERM INVESTMENTS - 1.39%
Repurchase Agreement - 1.39%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.060% to
be repurchased at $5,300,035 on
01/03/2012, collateralized by $5,388,089
Government National Mortgage Association,
4.500% due 06/15/2040 (valued at
$5,406,000, including interest)	$5,300,000	$5,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,300,000)		$5,300,000
Total Investments (Small Cap Growth Trust)
(Cost $465,160,030) - 120.77%		$461,037,405
Other assets and liabilities, net - (20.77%)		(79,276,937)
TOTAL NET ASSETS - 100.00%		$381,760,468

Small Cap Opportunities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.56%
Consumer Discretionary - 15.12%
Auto Components - 1.35%
Dana Holding Corp. (I)	49,299	$598,983
Drew Industries, Inc.	2,156	52,887
Exide Technologies (I)	8,927	23,478
Federal-Mogul Corp. (I)	5,117	75,476
Fuel Systems Solutions, Inc. (I)	170	2,803
Modine Manufacturing Company (I)	60,316	570,589
Motorcar Parts of America, Inc. (I)	2,433	18,248
Quantum Fuel Systems
Technologies Worldwide, Inc. (I)	163	119
Shiloh Industries, Inc. (I)	1,515	12,696
Spartan Motors, Inc.	7,540	36,267
Standard Motor Products, Inc.	4,100	82,205
Superior Industries International, Inc.	5,269	87,149
TRW Automotive Holdings Corp. (I)	16,091	524,567
		2,085,467
Automobiles - 0.02%
Thor Industries, Inc.	1,212	33,245
Distributors - 0.06%
Core-Mark Holding Company, Inc.	1,976	78,250
VOXX International Corp. (I)	1,834	15,497
Weyco Group, Inc.	18	442
		94,189
Diversified Consumer Services - 0.25%
Ascent Capital Group, Inc., Class A (I)	3,168	160,681
Career Education Corp. (I)	329	2,622
Carriage Services, Inc.	1,797	10,063
Education Management Corp. (I)(L)	372	10,412
Lincoln Educational Services Corp.	1,100	8,690
Mac-Gray Corp.	1,524	21,016
Matthews International Corp., Class A (L)	200	6,286
Regis Corp. (L)	8,945	148,040
School Specialty, Inc. (I)	2,286	5,715
Stewart Enterprises, Inc., Class A (L)	723	4,164
		377,689
Hotels, Restaurants & Leisure - 2.87%
Bally Technologies, Inc. (I)	14,109	558,152
Benihana, Inc.	1,865	19,079

The accompanying notes are an integral part of the financial statements.

172

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Biglari Holdings, Inc. (I)	314	$115,627
Bluegreen Corp. (I)	7,150	20,092
Bob Evans Farms, Inc.	4,378	146,838
Boyd Gaming Corp. (I)	12,417	92,631
Canterbury Park Holding Corp. (I)	200	2,662
Churchill Downs, Inc.	2,448	127,614
DineEquity, Inc. (I)	17,858	753,786
Dover Downs Gaming & Entertainment, Inc.	2,170	4,644
Dover Motorsports, Inc. (I)	400	416
Full House Resorts, Inc. (I)	2,390	6,286
Gaming Partners International Corp.	800	4,960
Gaylord Entertainment Company (I)(L)	7,000	168,980
Great Wolf Resorts, Inc. (I)	5,835	16,922
International Speedway Corp., Class A	4,071	103,200
Isle of Capri Casinos, Inc. (I)(L)	6,889	32,172
J. Alexander’s Corp. (I)	600	3,750
Lakes Gaming, Inc. (I)	4,180	7,858
Life Time Fitness, Inc. (I)	4,600	215,050
Luby’s, Inc. (I)	6,251	28,192
Marcus Corp.	4,071	51,335
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	3,840	33,562
Monarch Casino & Resort, Inc. (I)	1,175	11,973
MTR Gaming Group, Inc. (I)	4,293	8,028
Multimedia Games
Holding Company, Inc. (I)(L)	5,383	42,741
Nathan’s Famous, Inc. (I)	100	2,102
O’Charley’s, Inc. (I)(L)	4,300	23,607
Orient Express Hotels, Ltd., Class A (I)	14,713	109,906
P.F. Chang’s China Bistro, Inc.	12,886	398,306
Papa John’s International, Inc. (I)	15,585	587,243
Pinnacle Entertainment, Inc. (I)	10,171	103,337
Red Lion Hotels Corp. (I)	3,000	20,790
Red Robin Gourmet Burgers, Inc. (I)	4,000	110,800
Rick’s Cabaret International, Inc. (I)	2,439	20,634
Ruby Tuesday, Inc. (I)	9,400	64,860
Ruth’s Hospitality Group, Inc. (I)	1,800	8,946
Scientific Games Corp., Class A (I)	2,228	21,612
Speedway Motorsports, Inc.	7,130	109,303
The Wendy’s Company	38,788	207,904
Vail Resorts, Inc.	1,354	57,355
		4,423,255
Household Durables - 1.00%
Acme United Corp.	733	6,964
Bassett Furniture Industries, Inc.	2,333	17,474
Beazer Homes USA, Inc. (I)	13,500	33,480
Blyth, Inc.	753	42,770
Cavco Industries, Inc. (I)	581	23,275
CSS Industries, Inc.	976	19,442
D.R. Horton, Inc. (L)	1,204	15,182
Emerson Radio Corp. (I)	4,869	7,742
Furniture Brands International, Inc. (I)	9,800	12,054
Helen of Troy, Ltd. (I)	2,878	88,355
Hooker Furniture Corp.	2,555	29,306
Jarden Corp.	2,332	69,680
KB Home (L)	1,700	11,424
Kid Brands, Inc. (I)	3,500	11,060
La-Z-Boy, Inc. (I)(L)	9,646	114,787
Lennar Corp., Class A (L)	20,500	402,825
Lennar Corp., Class B	1,969	30,677
Lifetime Brands, Inc.	1,790	21,731
M/I Homes, Inc. (I)	3,580	34,368
Meritage Homes Corp. (I)(L)	4,713	109,294
Mohawk Industries, Inc. (I)	6,900	412,965
Ryland Group, Inc.	759	11,962
Skyline Corp.	1,252	5,446
Standard Pacific Corp. (I)	483	1,536
Stanley Furniture Company, Inc. (I)	2,340	7,020
Universal Electronics, Inc. (I)	213	3,593
		1,544,412
Internet & Catalog Retail - 0.02%
1-800-Flowers.com, Inc., Class A (I)	4,819	10,602
dELiA*s, Inc. (I)	5,085	5,187
Gaiam, Inc., Class A (I)	3,676	11,910
		27,699
Leisure Equipment & Products - 0.17%
Aldila, Inc. (I)	1,240	2,740
Arctic Cat, Inc. (I)	2,070	46,679
Callaway Golf Company	11,857	65,569
Jakks Pacific, Inc. (L)	2,753	38,845
Leapfrog Enterprises, Inc. (I)	3,000	16,770
Smith & Wesson Holding Corp. (I)	3,256	14,196
Steinway Musical Instruments, Inc. (I)	3,066	76,773
The Nautilus Group, Inc. (I)	2,868	5,019
		266,591
Media - 1.25%
AH Belo Corp.	4,238	20,131
Beasley Broadcasting Group, Inc. (I)	502	1,586
Clear Channel Outdoor
Holdings, Inc., Class A (I)	3,395	42,607
Digital Generation, Inc. (I)(L)	1,400	16,688
DreamWorks Animation SKG, Inc. (I)	58	963
Entercom Communications Corp., Class A (I)	500	3,075
EW Scripps Company (I)	8,760	70,168
Fisher Communications, Inc. (I)	1,962	56,564
Gannett Company, Inc. (L)	10,403	139,088
Gray Television, Inc. (I)	10,200	16,524
Harte-Hanks, Inc.	1,783	16,207
Journal Communications, Inc., Class A (I)	8,698	38,271
Lee Enterprises, Inc. (I)(L)	2,025	1,438
Live Nation Entertainment, Inc. (I)	15,589	129,545
Martha Stewart Living
Omnimedia, Inc., Class A	1,000	4,400
Media General, Inc., Class A (I)(L)	4,268	17,371
Meredith Corp. (L)	2,100	68,565
Navarre Corp. (I)	4,100	6,314
New Frontier Media, Inc. (I)	3,784	3,935
Outdoor Channel Holdings, Inc.	1,369	10,213
Radio One, Inc., Class D (I)	2,600	2,600
Salem Communications Corp., Class A (I)	2,700	6,939
Scholastic Corp.	1,457	43,666
The Interpublic Group of Companies, Inc.	82,982	807,415
The Madison Square Garden, Inc., Class A (I)	3,612	103,448
The McClatchy Company, Class A (I)(L)	11,095	26,517
The New York Times Company, Class A (I)	127	982
The Washington Post Company, Class B (L)	694	261,506
		1,916,726
Multiline Retail - 0.98%
99 Cents Only Stores (I)	204	4,478
Dillard’s, Inc., Class A (L)	28,510	1,279,529
Fred’s, Inc., Class A (L)	6,647	96,913
Saks, Inc. (I)(L)	11,005	107,299
Tuesday Morning Corp. (I)	3,900	13,455
		1,501,674

The accompanying notes are an integral part of the financial statements.

173

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail - 5.91%
Aaron’s, Inc.	100	$2,668
Americas Car-Mart, Inc. (I)	1,375	53,873
Asbury Automotive Group, Inc. (I)	2,400	51,744
Barnes & Noble, Inc. (I)(L)	9,769	141,455
Bebe Stores, Inc. (L)	85,363	711,074
Books-A-Million, Inc. (L)	3,850	9,202
Brown Shoe Company, Inc. (L)	7,015	62,434
Build-A-Bear Workshop, Inc. (I)	4,400	37,224
Cabela’s, Inc. (I)(L)	12,299	312,641
Cache, Inc. (I)	2,727	16,880
Casual Male Retail Group, Inc. (I)	4,708	16,101
Charming Shoppes, Inc. (I)	21,328	104,507
Christopher & Banks Corp. (I)	6,438	15,065
Collective Brands, Inc. (I)	7,624	109,557
Conn’s, Inc. (I)	7,967	88,434
Express, Inc. (I)	37,585	749,445
Foot Locker, Inc.	12,148	289,608
GameStop Corp., Class A (I)(L)	12,900	311,277
Genesco, Inc. (I)(L)	18,519	1,143,363
GNC Holdings, Inc., Class A (I)	35,453	1,026,364
Golfsmith International Holdings, Inc. (I)	1,211	3,839
Group 1 Automotive, Inc.	3,464	179,435
Haverty Furniture Companies, Inc.	4,241	46,566
hhgregg, Inc. (I)	2,231	32,238
HOT Topic, Inc.	7,199	47,585
Lithia Motors, Inc., Class A	5,007	109,453
MarineMax, Inc. (I)(L)	4,789	31,224
New York & Company, Inc. (I)	10,714	28,499
Office Depot, Inc. (I)	16,863	36,255
OfficeMax, Inc. (I)(L)	10,476	47,561
Pacific Sunwear of California, Inc. (I)(L)	12,800	21,888
Penske Automotive Group, Inc. (L)	42,224	812,812
PEP Boys - Manny, Moe & Jack	8,900	97,900
RadioShack Corp.	3,732	36,238
Rent-A-Center, Inc.	7,599	281,163
Shoe Carnival, Inc. (I)	2,153	55,332
Sonic Automotive, Inc.	1,500	22,215
Stage Stores, Inc. (L)	5,877	81,632
Stein Mart, Inc. (I)	4,251	28,949
Systemax, Inc. (I)	1,683	27,618
The Buckle, Inc. (L)	18,217	744,529
The Finish Line, Inc., Class A (L)	39,382	759,482
The Men’s Wearhouse, Inc.	7,100	230,111
The Wet Seal, Inc., Class A (I)	5,693	18,559
West Marine, Inc. (I)	4,205	48,904
Zale Corp. (I)	5,800	22,098
		9,105,001
Textiles, Apparel & Luxury Goods - 1.24%
Carter’s, Inc. (I)	2,214	88,139
Charles & Colvard, Ltd. (I)	343	882
Culp, Inc. (I)	130	1,108
Delta Apparel, Inc. (I)	500	9,545
Heelys, Inc. (I)	2,094	3,874
Iconix Brand Group, Inc. (I)	8,941	145,649
K-Swiss, Inc., Class A (I)(L)	4,879	14,247
Kenneth Cole Productions, Inc., Class A (I)	1,500	15,885
Lacrosse Footwear, Inc.	979	12,355
Lakeland Industries, Inc. (I)	1,110	10,268
Movado Group, Inc.	3,138	57,017
Perry Ellis International, Inc. (I)	2,800	39,816
PVH Corp.	16,877	1,189,660
Quiksilver, Inc. (I)(L)	24,200	87,362
RG Barry Corp.	662	7,997
Rocky Brands, Inc. (I)	1,478	13,332
Skechers U.S.A., Inc., Class A (I)	3,487	42,262
Tandy Brands Accessories, Inc. (I)	300	294
The Jones Group, Inc.	12,700	133,985
Unifi, Inc. (I)	3,647	27,717
		1,901,394
		23,277,342
Consumer Staples - 4.85%
Beverages - 0.21%
Central European Distribution Corp. (I)(L)	6,619	28,958
Coca-Cola Bottling Company Consolidated	432	25,294
Constellation Brands, Inc., Class A (I)(L)	11,450	236,672
Craft Brewers Alliance, Inc. (I)	2,909	17,512
MGP Ingredients, Inc.	2,764	13,931
		322,367
Food & Staples Retailing - 1.00%
Ingles Markets, Inc.	2,425	36,521
Nash Finch Company	2,050	60,024
Spartan Stores, Inc.	3,767	69,690
SUPERVALU, Inc. (L)	21,686	176,090
Susser Holdings Corp. (I)	3,144	71,117
The Andersons, Inc.	2,523	110,154
The Pantry, Inc. (I)	3,699	44,277
United Natural Foods, Inc. (I)	19,605	784,396
Weis Markets, Inc.	2,432	97,134
Winn-Dixie Stores, Inc. (I)	9,151	85,836
		1,535,239
Food Products - 2.86%
Alico, Inc.	341	6,605
Cal-Maine Foods, Inc.	600	21,942
Chiquita Brands International, Inc. (I)	7,667	63,943
Corn Products International, Inc.	15,570	818,826
Darling International, Inc. (I)	58,712	780,282
Diamond Foods, Inc. (L)	800	25,816
Dole Food Company, Inc. (I)(L)	12,705	109,898
Farmer Brothers Company (I)	555	4,240
Fresh Del Monte Produce, Inc.	9,412	235,394
Imperial Sugar Company (I)	2,695	9,621
Omega Protein Corp. (I)	4,487	31,992
Ralcorp Holdings, Inc. (I)	4,383	374,747
Sanderson Farms, Inc. (L)	600	30,078
Seneca Foods Corp., Class A (I)	1,409	36,380
Smart Balance, Inc. (I)	9,489	50,861
Smithfield Foods, Inc. (I)	21,963	533,262
Snyders-Lance, Inc.	390	8,775
The Hain Celestial Group, Inc. (I)	6,737	246,978
Tootsie Roll Industries, Inc.	191	4,521
TreeHouse Foods, Inc. (I)(L)	15,511	1,014,109
		4,408,270
Household Products - 0.19%
Central Garden & Pet Company (I)	2,553	20,832
Central Garden & Pet Company, Class A (I)	6,081	50,594
Oil-Dri Corp of America	531	10,747
Orchids Paper Products Company	100	1,820
Spectrum Brands Holdings, Inc. (I)	7,410	203,034
		287,027
Personal Products - 0.46%
CCA Industries, Inc.	1,277	6,053
Elizabeth Arden, Inc. (I)	4,884	180,903
Mannatech, Inc. (I)	2,763	1,133
Natural Alternatives International, Inc. (I)	200	1,764
Nutraceutical International Corp. (I)	2,093	23,693

The accompanying notes are an integral part of the financial statements.

174

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
Parlux Fragrances, Inc. (I)	4,242	$21,634
Prestige Brands Holdings, Inc. (I)	42,265	476,327
		711,507
Tobacco - 0.13%
Alliance One International, Inc. (I)	14,184	38,580
Universal Corp. (L)	3,597	165,318
		203,898
		7,468,308
Energy - 8.52%
Energy Equipment & Services - 4.75%
Basic Energy Services, Inc. (I)	8,104	159,649
Bolt Technology Corp.	1,328	15,192
Bristow Group, Inc.	5,929	280,975
Cal Dive International, Inc. (I)	12,162	27,365
Dawson Geophysical Company (I)	1,653	65,343
Dresser-Rand Group, Inc. (I)	15,677	782,439
ENGlobal Corp. (I)	5,500	11,605
Exterran Holdings, Inc. (I)(L)	8,722	79,370
Geokinetics, Inc. (I)	1,591	3,421
Gulf Islands Fabrication, Inc.	3,019	88,185
Gulfmark Offshore, Inc., Class A (I)	4,500	189,045
Helix Energy Solutions Group, Inc. (I)	14,179	224,028
Hercules Offshore, Inc. (I)(L)	20,985	93,173
Hornbeck Offshore Services, Inc. (I)	5,300	164,406
Key Energy Services, Inc. (I)	4,235	65,515
Lufkin Industries, Inc. (L)	9,140	615,213
Matrix Service Company (I)	2,183	20,608
Mitcham Industries, Inc. (I)	2,431	53,093
Natural Gas Services Group, Inc. (I)	2,620	37,885
Newpark Resources, Inc. (I)(L)	12,359	117,411
Oceaneering International, Inc.	16,580	764,835
Oil States International, Inc. (I)	11,900	908,803
Parker Drilling Company (I)	21,964	157,482
Patterson-UTI Energy, Inc.	23,367	466,873
PHI, Inc. (I)	3,660	90,951
Pioneer Drilling Company (I)	13,400	129,712
Rowan Companies, Inc. (I)(L)	12,819	388,800
SEACOR Holdings, Inc. (I)	2,593	230,673
Superior Energy Services, Inc. (I)(L)	14,943	424,979
Tetra Technologies, Inc. (I)	9,546	89,160
TGC Industries, Inc. (I)	3,906	27,889
Tidewater, Inc. (L)	5,564	274,305
Union Drilling, Inc. (I)	5,429	33,877
Unit Corp. (I)	4,557	211,445
Willbros Group, Inc. (I)	5,700	20,919
		7,314,624
Oil, Gas & Consumable Fuels - 3.77%
Alon USA Energy, Inc.	7,477	65,125
Approach Resources, Inc. (I)	510	14,999
Bill Barrett Corp. (I)(L)	3,100	105,617
BioFuel Energy Corp. (I)	1,141	776
BPZ Resources, Inc. (I)	4,600	13,064
Comstock Resources, Inc. (I)	5,875	89,888
Contango Oil & Gas Company (I)	600	34,908
CREDO Petroleum Corp. (I)	1	10
Crimson Exploration, Inc. (I)	4,217	12,061
Crosstex Energy, Inc.	7,200	91,008
CVR Energy, Inc. (I)	12,800	239,744
Delek US Holdings, Inc.	9,835	112,217
DHT Holdings, Inc. (L)	7,721	5,714
Double Eagle Petroleum &
Mining Company (I)	2,117	14,565
Endeavour International Corp. (I)	1,682	14,617
Energen Corp.	14,988	749,400
Energy Partners, Ltd. (I)	9,082	132,597
Forest Oil Corp. (I)(L)	31,414	425,660
Georesources, Inc. (I)	709	20,781
Green Plains Renewable Energy, Inc. (I)	7,544	73,629
Harvest Natural Resources, Inc. (I)(L)	5,978	44,118
HKN, Inc. (I)	1,950	4,154
HollyFrontier Corp.	4,920	115,128
Overseas Shipholding Group, Inc. (L)	4,700	51,371
Penn Virginia Corp. (L)	7,585	40,125
Petroleum Development Corp. (I)(L)	3,720	130,609
Plains Exploration & Production Company (I)	14,008	514,374
Rex Energy Corp. (I)	2,945	43,468
Rosetta Resources, Inc. (I)(L)	17,219	749,027
SandRidge Energy, Inc. (I)	65,062	530,906
SemGroup Corp., Class A (I)	157	4,091
Ship Finance International, Ltd.	1,216	11,357
Sunoco, Inc.	4,657	191,030
Swift Energy Company (I)	5,094	151,394
Teekay Corp. (L)	7,498	200,422
Tesoro Corp. (I)(L)	20,200	471,872
USEC, Inc. (I)(L)	18,439	21,020
Vaalco Energy, Inc. (I)	4,507	27,222
Warren Resources, Inc. (I)	3,681	12,000
Western Refining, Inc. (I)(L)	20,442	271,674
		5,801,742
		13,116,366
Financials - 19.92%
Capital Markets - 1.53%
Affiliated Managers Group, Inc. (I)	6,340	608,323
American Capital, Ltd. (I)	55,500	373,515
Calamos Asset Management, Inc.	100	1,251
Capital Southwest Corp.	848	69,154
Cowen Group, Inc., Class A (I)	1,830	4,740
E*TRADE Financial Corp. (I)	17,069	135,869
Edelman Financial Group, Inc.	1,576	10,354
Evercore Partners, Inc., Class A	23,627	628,951
FirstCity Financial Corp. (I)	2,100	16,884
GFI Group, Inc.	5,428	22,363
Harris & Harris Group, Inc. (I)	5,338	18,469
Investment Technology Group, Inc. (I)	1,297	14,021
JMP Group, Inc.	3,000	21,450
Knight Capital Group, Inc., Class A (I)	3,716	43,923
Legg Mason, Inc.	7,225	173,761
MCG Capital Corp.	14,059	56,095
Medallion Financial Corp.	2,675	30,442
Oppenheimer Holdings, Inc., Class A	488	7,857
Penson Worldwide, Inc. (I)(L)	5,366	6,225
Piper Jaffray Companies (I)	800	16,160
Safeguard Scientifics, Inc. (I)	2,897	45,744
Stifel Financial Corp. (I)	100	3,205
SWS Group, Inc. (I)(L)	6,700	46,029
		2,354,785
Commercial Banks - 5.89%
1st Source Corp.	3,630	91,948
1st United Bancorp, Inc. (I)	1,378	7,648
Ameris Bancorp (I)	3,487	35,846
Associated Banc-Corp.	11,775	131,527
BancFirst Corp.	500	18,770
Bancorp, Inc. (I)	4,862	35,152
BancTrust Financial Group, Inc. (I)	4,650	5,766
Banner Corp.	1,562	26,788

The accompanying notes are an integral part of the financial statements.

175

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
BBCN Bancorp, Inc. (I)	8,868	$83,803
Boston Private Financial Holdings, Inc. (L)	9,773	77,598
Bryn Mawr Bank Corp.	459	8,946
Camden National Corp.	354	11,540
Capital City Bank Group, Inc. (I)(L)	3,946	37,684
CapitalSource, Inc.	8,310	55,677
Cardinal Financial Corp.	5,843	62,754
Cathay General Bancorp	11,418	170,471
Center Bancorp, Inc.	2,875	28,089
Centerstate Banks, Inc.	1,287	8,520
Central Pacific Financial Corp. (I)	201	2,597
Chemical Financial Corp.	3,570	76,112
CoBiz Financial, Inc.	5,646	32,577
Columbia Banking System, Inc.	4,235	81,608
Commerce Bancshares, Inc.	15,740	600,009
Community Bank Systems, Inc.	1,500	41,700
Community Trust Bancorp, Inc.	1,141	33,568
CVB Financial Corp.	1,964	19,699
East West Bancorp, Inc.	38,919	768,650
Encore Bancshares, Inc. (I)(L)	2,368	32,015
Enterprise Financial Services Corp.	2,969	43,941
Fidelity Southern Corp.	1,531	9,308
Financial Institutions, Inc.	1,481	23,903
First Bancorp/Troy NC	3,559	39,683
First Busey Corp.	5,642	28,210
First California Financial Group, Inc. (I)	324	1,056
First Commonwealth Financial Corp. (L)	15,940	83,844
First Community Bancshares, Inc.	1,779	22,202
First Financial Bancorp	1,900	31,616
First Financial Corp./Indiana	1,079	35,909
First Interstate Bancsystem, Inc.	445	5,798
First Merchants Corp.	4,925	41,715
First Midwest Bancorp, Inc.	11,000	111,430
First Niagara Financial Group, Inc.	19,877	171,539
First South Bancorp, Inc. (I)	1,628	5,210
FirstMerit Corp.	2,695	40,775
FNB Corp.	13,082	147,957
German American Bancorp, Inc.	358	6,512
Glacier Bancorp, Inc.	3,300	39,699
Great Southern Bancorp, Inc.	723	17,056
Greene County Bancshares, Inc. (I)(L)	2,987	3,764
Hampden Bancorp, Inc.	1,142	13,476
Heartland Financial USA, Inc.	1,021	15,662
Heritage Commerce Corp. (I)	2,996	14,201
Heritage Financial Corp.	186	2,336
Hudson Valley Holding Corp.	69	1,464
IBERIABANK Corp. (L)	930	45,849
Independent Bank Corp. - MA (L)	2,831	77,258
Independent Bank Corp. - Michigan (I)	206	284
International Bancshares Corp.	8,607	157,809
Intervest Bancshares Corp. (I)	1,311	3,579
Lakeland Bancorp, Inc.	3,615	31,161
Lakeland Financial Corp.	2,380	61,571
Macatawa Bank Corp. (I)(L)	8,394	19,138
MainSource Financial Group, Inc.	4,125	36,424
MB Financial, Inc.	8,647	147,864
MBT Financial Corp. (I)	3,023	3,204
Mercantile Bank Corp. (I)	1,266	12,407
Metro Bancorp, Inc. (I)	709	5,941
Midsouth Bancorp, Inc.	91	1,184
National Penn Bancshares, Inc. (L)	20,821	175,729
NBT Bancorp, Inc.	1,200	26,556
NewBridge Bancorp. (I)	1,494	5,782
North Valley Bancorp (I)	244	2,338
Old National Bancorp (L)	11,100	129,315
Old Second Bancorp, Inc. (I)(L)	3,121	4,151
OmniAmerican Bancorp, Inc. (I)	143	2,245
Oriental Financial Group, Inc.	6,515	78,897
Pacific Continental Corp.	132	1,168
Pacific Mercantile Bancorp (I)	2,510	8,183
PacWest Bancorp	1,300	24,635
Park Sterling Corp. (I)	493	2,011
Peoples Bancorp, Inc.	2,153	31,886
Pinnacle Financial Partners, Inc. (I)(L)	6,152	99,355
Popular, Inc. (I)	81,329	113,047
Preferred Bank/Los Angeles CA (I)	220	1,650
PrivateBancorp, Inc.	1,300	14,274
Renasant Corp.	4,209	63,135
Republic Bancorp, Inc., Class A	623	14,267
S&T Bancorp, Inc.	1,224	23,929
Sandy Spring Bancorp, Inc.	3,480	61,074
SCBT Financial Corp.	1,053	30,548
Seacoast Banking Corp. of Florida (I)	1,900	2,888
Sierra Bancorp	1,452	12,778
Simmons First National Corp., Class A	716	19,468
Somerset Hills Bancorp	315	2,375
Southern Community Financial Corp. (I)	3,274	3,831
Southside Bancshares, Inc.	935	20,252
Southwest Bancorp, Inc. (I)	4,604	27,440
State Bancorp, Inc.	2,498	30,476
StellarOne Corp.	4,142	47,136
Sterling Bancorp	1,900	16,416
Sun Bancorp, Inc. (I)	4,742	11,476
Susquehanna Bancshares, Inc.	23,905	200,324
Synovus Financial Corp. (L)	77,839	109,753
Taylor Capital Group, Inc. (I)	1,888	18,351
Texas Capital Bancshares, Inc. (I)(L)	30,988	948,543
TIB Financial Corp. (I)	332	2,978
Tompkins Financial Corp.	43	1,656
Tower Bancorp., Inc.	777	22,176
TowneBank (L)	2,692	32,950
TriCo Bancshares	700	9,954
Trustmark Corp.	2,386	57,956
UMB Financial Corp.	653	24,324
Umpqua Holdings Corp.	18,568	230,058
Union First Market Bankshares Corp.	3,984	52,947
United Community Banks, Inc. (I)	1,726	12,065
Univest Corp. of Pennsylvania	1,571	22,999
Virginia Commerce Bancorp, Inc. (I)	5,893	45,553
Washington Banking Company	2,041	24,308
Washington Trust Bancorp, Inc.	2,598	61,988
Webster Financial Corp.	9,112	185,794
WesBanco, Inc.	5,143	100,134
West Bancorp, Inc.	397	3,803
West Coast Bancorp (I)	1,012	15,787
Western Alliance Bancorp (I)	11,898	74,125
Wilshire Bancorp, Inc. (I)	104	378
Wintrust Financial Corp. (L)	28,621	802,819
Yadkin Valley Financial Corp. (I)	3,532	6,004
Zions Bancorporation (L)	46,106	750,606
		9,076,045
Consumer Finance - 0.21%
Advance America Cash Advance Centers, Inc.	4,800	42,960
Cash America International, Inc. (L)	3,600	167,868
Nelnet, Inc., Class A	4,156	101,697
The First Marblehead Corp. (I)(L)	8,341	9,759
		322,284

The accompanying notes are an integral part of the financial statements.

176

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 0.50%
Asset Acceptance Capital Corp. (I)	4,739	$18,529
Asta Funding, Inc.	2,925	23,342
Interactive Brokers Group, Inc., Class A	1,200	17,928
Marlin Business Services Corp.	1,698	21,565
MicroFinancial, Inc.	400	2,312
NewStar Financial, Inc. (I)	11,166	113,558
PHH Corp. (I)	8,966	95,936
PICO Holdings, Inc. (I)	1,111	22,864
Resource America, Inc.	3,450	16,422
The NASDAQ OMX Group, Inc. (I)	18,000	441,180
		773,636
Insurance - 7.78%
21st Century Holding Company (I)	1,090	3,226
Affirmative Insurance Holdings, Inc. (I)	3,500	1,890
Alleghany Corp. (I)(L)	121	34,520
Allied World Assurance
Company Holdings, Ltd.	4,400	276,892
Alterra Capital Holdings, Ltd.	10,867	256,787
American Equity Investment Life
Holding Company (L)	9,878	102,731
American Financial Group, Inc.	35,166	1,297,274
American National Insurance Company	2,350	171,621
American Safety Insurance Holdings, Ltd. (I)	2,154	46,850
AMERISAFE, Inc. (I)	2,200	51,150
Amtrust Financial Services, Inc. (L)	3,300	78,375
Argo Group International Holdings, Ltd.	4,728	136,923
Arthur J. Gallagher & Company	25,767	861,648
Aspen Insurance Holdings, Ltd.	11,100	294,150
Assurant, Inc.	10,606	435,482
Assured Guaranty, Ltd.	21,318	280,119
Axis Capital Holdings, Ltd.	7,286	232,861
Citizens, Inc., Class A (I)(L)	2,024	19,613
CNO Financial Group, Inc. (I)	40,256	254,015
Delphi Financial Group, Inc., Class A	6,292	278,736
Donegal Group, Inc.	3,550	50,268
Eastern Insurance Holdings, Inc.	2,342	33,374
EMC Insurance Group, Inc.	1,920	39,494
Employers Holdings, Inc.	1,400	25,326
Endurance Specialty Holdings, Ltd.	6,600	252,450
Enstar Group, Ltd. (I)	1,114	109,395
Everest Re Group, Ltd.	2,416	203,161
FBL Financial Group, Inc., Class A	4,934	167,855
First Acceptance Corp. (I)	7,986	10,861
First American Financial Corp.	11,608	147,073
Flagstone Reinsurance Holdings SA	11,831	98,079
Global Indemnity PLC (I)	2,945	58,399
Greenlight Capital Re, Ltd., Class A (I)	1,300	30,771
Hallmark Financial Services, Inc. (I)	4,008	28,016
Harleysville Group, Inc. (L)	2,576	145,724
Hilltop Holdings, Inc. (I)	10,034	84,787
Horace Mann Educators Corp.	6,694	91,775
Independence Holding Company	3,599	29,260
Kemper Corp.	9,673	282,548
Maiden Holdings, Ltd.	4,553	39,884
MBIA, Inc. (I)(L)	15,946	184,814
Meadowbrook Insurance Group, Inc.	8,411	89,829
Montpelier Re Holdings, Ltd.	10,711	190,120
National Financial Partners Corp. (I)	7,720	104,374
National Interstate Corp.	926	22,844
Old Republic International Corp. (L)	30,416	281,956
OneBeacon Insurance Group, Ltd.	2,200	33,858
PartnerRe, Ltd.	3,551	228,010
Platinum Underwriters Holdings, Ltd.	5,800	197,838
Presidential Life Corp.	606	6,054
Protective Life Corp.	5,419	122,253
Reinsurance Group of America, Inc.	9,576	500,346
RLI Corp.	700	51,002
Safety Insurance Group, Inc.	1,810	73,269
SeaBright Holdings, Inc.	3,501	26,783
Selective Insurance Group, Inc.	1,456	25,815
StanCorp Financial Group, Inc. (L)	3,200	117,600
State Auto Financial Corp.	4,187	56,901
Stewart Information Services Corp.	3,766	43,497
The Hanover Insurance Group, Inc.	5,700	199,215
The Navigators Group, Inc. (I)	2,206	105,182
The Phoenix Companies, Inc. (I)	21,638	36,352
Tower Group, Inc.	4,834	97,502
Transatlantic Holdings, Inc.	8,641	472,922
United Fire & Casualty Company	2,908	58,683
Universal Insurance Holdings, Inc.	1,834	6,566
Validus Holdings, Ltd.	9,357	294,746
W.R. Berkley Corp.	22,976	790,145
White Mountains Insurance Group, Ltd.	1,140	516,944
		11,978,783
Real Estate Investment Trusts - 2.63%
Douglas Emmett, Inc.	41,800	762,432
DuPont Fabros Technology, Inc. (L)	34,000	823,480
Education Realty Trust, Inc.	79,400	812,262
LaSalle Hotel Properties	31,591	764,818
Tanger Factory Outlet Centers, Inc.	30,000	879,600
		4,042,592
Real Estate Management & Development - 0.39%
Avatar Holdings, Inc. (I)	2,398	17,218
Consolidated-Tomoka Land Company	500	13,535
Jones Lang LaSalle, Inc.	9,070	555,628
Thomas Properties Group, Inc.	4,109	13,683
ZipRealty, Inc. (I)	900	1,017
		601,081
Thrifts & Mortgage Finance - 0.99%
Astoria Financial Corp. (L)	11,661	99,002
Atlantic Coast Financial Corp. (I)	105	295
Bank Mutual Corp.	4,606	14,647
Bankatlantic Bancorp, Inc. (I)(L)	879	2,971
BankFinancial Corp.	4,835	26,689
Beneficial Mutual Bancorp, Inc. (I)	1,544	12,908
Berkshire Hill Bancorp, Inc.	3,823	84,832
BofI Holding, Inc. (I)(L)	2,469	40,121
Brookline Bancorp, Inc.	6,000	50,640
Cape Bancorp, Inc. (I)	551	4,325
Dime Community Bancshares	3,100	39,060
Doral Financial Corp. (I)	5,700	5,449
ESSA Bancorp, Inc.	2,461	25,767
Federal Agricultural
Mortgage Corp., Class C (L)	1,713	30,868
First Defiance Financial Corp.	1,620	23,636
First Financial Holdings, Inc.	3,484	31,112
First Financial Northwest, Inc. (I)	2,425	14,283
First PacTrust Bancorp, Inc.	230	2,358
First Place Financial Corp. (I)	400	208
Flushing Financial Corp.	4,247	53,640
Fox Chase Bancorp, Inc.	217	2,741
Home Bancorp, Inc. (I)	527	8,153
Home Federal Bancorp, Inc.	2,328	24,211
Hopfed Bancorp, Inc.	416	2,704
Kaiser Federal Financial Group, Inc.	1,732	22,204
Louisiana Bancorp, Inc. (I)	100	1,585
Meridian Interstate Bancorp, Inc. (I)	2,279	28,374

The accompanying notes are an integral part of the financial statements.

177

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
MGIC Investment Corp. (I)(L)	23,698	$88,394
New England Bancshares, Inc.	100	1,037
Northeast Community Bancorp, Inc.	1,932	10,819
Northfield Bancorp, Inc. (L)	2,264	32,058
Northwest Bancshares, Inc.	3,468	43,142
OceanFirst Financial Corp.	1,700	22,219
Ocwen Financial Corp. (I)	11,925	172,674
Oritani Financial Corp.	249	3,180
People’s United Financial, Inc.	8,266	106,218
Provident Financial Holdings, Inc.	1,778	16,607
Provident Financial Services, Inc.	8,451	113,159
Provident New York Bancorp	201	1,335
Radian Group, Inc. (L)	18,184	42,551
Riverview Bancorp, Inc. (I)	917	2,173
Rockville Financial, Inc.	1,069	11,075
Roma Financial Corp.	200	1,968
Territorial Bancorp, Inc.	79	1,560
TierOne Corp. (I)	2,328	5
Tree.com, Inc. (I)	2,270	12,689
United Financial Bancorp, Inc.	2,387	38,407
ViewPoint Financial Group	494	6,427
Washington Federal, Inc.	8,003	111,962
Waterstone Financial, Inc. (I)	2,000	3,840
Westfield Financial, Inc.	4,152	30,559
		1,526,841
		30,676,047
Health Care - 11.19%
Biotechnology - 0.65%
Affymax, Inc. (I)	1,213	8,018
AMAG Pharmaceuticals, Inc. (I)	202	3,820
Astex Pharmaceuticals (I)	6,662	12,591
Celldex Therapeutics, Inc. (I)	5,264	13,686
Cubist Pharmaceuticals, Inc. (I)(L)	21,901	867,718
Emergent Biosolutions, Inc. (I)	700	11,788
Enzon Pharmaceuticals, Inc. (I)	200	1,340
Infinity Pharmaceuticals, Inc. (I)	306	2,705
Maxygen, Inc. (I)	6,535	36,792
MediciNova, Inc. (I)	500	860
Myriad Pharmaceuticals, Inc. (I)	3,408	9,133
Repligen Corp. (I)	1,386	4,809
SciClone Pharmaceuticals, Inc. (I)	300	1,287
Synageva Biopharma Corp. (I)	769	20,478
		995,025
Health Care Equipment & Supplies - 2.91%
Accuray, Inc. (I)	1,712	7,242
Alere, Inc. (I)	12,975	299,593
Alphatec Holdings, Inc. (I)(L)	8,403	14,453
Analogic Corp.	600	34,392
AngioDynamics, Inc. (I)	4,195	62,128
Anika Therapeutics, Inc. (I)	3,350	32,830
Cantel Medical Corp.	2,286	63,848
CONMED Corp. (I)	3,500	89,845
CryoLife, Inc. (I)	1,123	5,390
Cutera, Inc. (I)	3,120	23,244
Cynosure, Inc. (I)	2,139	25,155
Digirad Corp. (I)	3,100	6,076
Exactech, Inc. (I)	985	16,223
Greatbatch, Inc. (I)	36,942	816,418
Hologic, Inc. (I)	25,990	455,085
ICU Medical, Inc. (I)	600	27,000
Invacare Corp.	4,327	66,160
IRIS International, Inc. (I)	1,282	11,987
LeMaitre Vascular, Inc.	1,115	6,601
Medical Action Industries, Inc. (I)	1,293	6,762
Misonix, Inc. (I)	500	1,020
Natus Medical, Inc. (I)	1,871	17,644
Palomar Medical Technologies, Inc. (I)	1,177	10,946
Rochester Medical Corp. (I)	866	7,179
RTI Biologics, Inc. (I)	12,463	55,336
Solta Medical, Inc. (I)	3,330	10,456
SurModics, Inc. (I)	902	13,223
Symmetry Medical, Inc. (I)	6,511	52,023
Teleflex, Inc.	15,339	940,127
The Cooper Companies, Inc.	16,354	1,153,284
TranS1, Inc. (I)	1,881	3,517
West Pharmaceutical Services, Inc.	935	35,483
Wright Medical Group, Inc. (I)	5,600	92,400
Young Innovations, Inc.	500	14,815
		4,477,885
Health Care Providers & Services - 4.11%
Almost Family, Inc. (I)	685	11,357
Amedisys, Inc. (I)	1,941	21,176
American Dental Partners, Inc. (I)	3,454	65,039
AMERIGROUP Corp. (I)	2,837	167,610
AMN Healthcare Services, Inc. (I)	4,149	18,380
Amsurg Corp. (I)	38,917	1,013,399
Assisted Living Concepts, Inc.	3,648	54,319
BioScrip, Inc. (I)	4,295	23,451
Capital Senior Living Corp. (I)	6,526	51,816
CardioNet, Inc. (I)	481	1,140
Community Health Systems, Inc. (I)	11,400	198,930
Coventry Health Care, Inc. (I)	20,100	610,437
Cross Country Healthcare, Inc. (I)	2,192	12,166
Dynacq Healthcare, Inc. (I)	600	654
Five Star Quality Care, Inc. (I)	8,754	26,262
Gentiva Health Services, Inc. (I)	21,556	145,503
Hanger Orthopedic Group, Inc. (I)	1,700	31,773
Healthspring, Inc. (I)	5,900	321,786
Healthways, Inc. (I)	5,277	36,200
Integramed America, Inc. (I)	830	6,516
IPC The Hospitalist Company, Inc. (I)	17,330	792,328
Kindred Healthcare, Inc. (I)	3,757	44,220
LHC Group, Inc. (I)	1,200	15,396
LifePoint Hospitals, Inc. (I)	5,943	220,782
Magellan Health Services, Inc. (I)	1,300	64,311
MedCath Corp.	3,806	27,746
Metropolitan Health Networks, Inc. (I)	135	1,008
Molina Healthcare, Inc. (I)(L)	5,413	120,872
National Healthcare Corp.	855	35,825
Omnicare, Inc.	10,905	375,677
Owens & Minor, Inc.	17,811	494,968
PDI, Inc. (I)	619	3,993
PharMerica Corp. (I)	3,833	58,185
Select Medical Holdings Corp. (I)	2,879	24,414
Skilled Healthcare Group, Inc. (I)	1,294	7,065
Sun Healthcare Group, Inc. (I)	2,633	10,216
SunLink Health Systems, Inc. (I)	100	164
The Providence Service Corp. (I)	1,220	16,787
Triple-S Management Corp., Class B (I)	3,459	69,249
Universal American Corp.	12,514	159,053
Universal Health Services, Inc., Class B	19,788	768,962
WellCare Health Plans, Inc. (I)	3,800	199,500
		6,328,635
Health Care Technology - 0.41%
Arrhythmia Research Technology, Inc.	200	650

The accompanying notes are an integral part of the financial statements.

178

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Technology (continued)
Omnicell, Inc. (I)	38,215	$631,312
		631,962
Life Sciences Tools & Services - 0.91%
Affymetrix, Inc. (I)	11,100	45,399
Albany Molecular Research, Inc. (I)	1,700	4,981
Bio-Rad Laboratories, Inc., Class A (I)	7,181	689,663
BioClinica, Inc. (I)	3,000	12,750
Cambrex Corp. (I)	6,472	46,469
Charles River
Laboratories International, Inc. (I)	19,827	541,872
Enzo Biochem, Inc. (I)	4,047	9,065
eResearch Technology, Inc. (I)	1,053	4,939
Furiex Pharmaceuticals, Inc. (I)	415	6,935
Harvard Bioscience, Inc. (I)	6,562	25,395
Medtox Scientific, Inc. (I)	851	11,957
		1,399,425
Pharmaceuticals - 2.20%
Cumberland Pharmaceuticals, Inc. (I)	261	1,404
Endo Pharmaceuticals Holdings, Inc. (I)	22,501	776,960
FRD Acquisition Company	5,160	2,683
Hi-Tech Pharmacal Company, Inc. (I)	800	31,112
KV Pharmaceutical Company, Class A (I)(L)	4,807	6,730
Lannett Company, Inc. (I)	3,934	17,388
Questcor Pharmaceuticals, Inc. (I)(L)	22,314	927,816
Viropharma, Inc. (I)(L)	59,392	1,626,747
		3,390,840
		17,223,772
Industrials - 15.86%
Aerospace & Defense - 2.10%
AAR Corp. (L)	38,821	744,199
Aerovironment, Inc. (I)(L)	17,193	541,064
Allied Defense Group, Inc. (I)	1,300	4,095
Ceradyne, Inc. (I)	4,747	127,125
CPI Aerostructures, Inc. (I)	966	11,351
Curtiss-Wright Corp.	6,151	217,315
DigitalGlobe, Inc. (I)	10	171
Ducommun, Inc. (I)	2,274	28,994
Esterline Technologies Corp. (I)	4,048	226,567
GeoEye, Inc. (I)	682	15,154
Huntington Ingalls Industries, Inc. (I)	1,913	59,839
Innovative Solutions & Support, Inc. (I)	2,300	7,912
Kratos Defense & Security Solutions, Inc. (I)	2,919	17,426
LMI Aerospace, Inc. (I)	2,295	40,277
Orbital Sciences Corp., Class A (I)	740	10,752
SIFCO Industries, Inc.	1,000	19,940
Sparton Corp. (I)	2,053	17,861
Sypris Solutions, Inc. (I)	1,826	7,249
Taser International, Inc. (I)	1,200	6,144
Teledyne Technologies, Inc. (I)	1,363	74,761
Triumph Group, Inc. (L)	18,048	1,054,906
		3,233,102
Air Freight & Logistics - 0.48%
Air Transport Services Group, Inc. (I)	11,029	52,057
Atlas Air Worldwide Holdings, Inc. (I)	3,546	136,273
Pacer International, Inc. (I)	3,311	17,714
UTi Worldwide, Inc.	39,431	524,038
		730,082
Airlines - 0.19%
Hawaiian Holdings, Inc. (I)	4,052	23,502
JetBlue Airways Corp. (I)(L)	26,192	136,198
Pinnacle Airlines Corp. (I)	4,022	3,298
Republic Airways Holdings, Inc. (I)	7,820	26,823
SkyWest, Inc.	7,577	95,394
		285,215
Building Products - 0.60%
American Woodmark Corp. (I)	1,592	21,747
AO Smith Corp.	100	4,012
Apogee Enterprises, Inc.	5,284	64,782
Builders FirstSource, Inc. (I)	300	612
Gibraltar Industries, Inc. (I)	5,909	82,490
Griffon Corp. (L)	10,738	98,038
Insteel Industries, Inc.	2,944	32,355
Owens Corning, Inc. (I)	16,508	474,110
PGT, Inc. (I)	3,718	4,090
Quanex Building Products Corp.	1,567	23,536
Simpson Manufacturing Company, Inc.	1,100	37,026
Universal Forest Products, Inc.	2,665	82,269
US Home Systems, Inc.	656	4,362
		929,429
Commercial Services & Supplies - 2.38%
ABM Industries, Inc.	34,300	707,266
Acorn Energy, Inc.	1,776	10,727
American Reprographics Company (I)	4,684	21,500
Casella Waste Systems, Inc., Class A (I)	1,435	9,184
CECO Environmental Corp.	1,641	9,272
Consolidated Graphics, Inc. (I)	1,633	78,841
Courier Corp.	1,544	18,111
Covanta Holding Corp.	315	4,312
EnergySolutions, Inc. (I)	8,765	27,084
Ennis, Inc.	4,881	65,064
Fuel Tech, Inc. (I)(L)	815	5,363
G&K Services, Inc., Class A	2,329	67,797
Intersections, Inc.	3,791	42,042
KAR Auction Services, Inc. (I)	185	2,498
Kimball International, Inc., Class B	4,427	22,445
McGrath Rentcorp	2,338	67,779
Metalico, Inc. (I)(L)	7,400	24,346
Mobile Mini, Inc. (I)(L)	6,846	119,463
Multi-Color Corp.	1,068	27,480
NL Industries, Inc.	42	545
Schawk, Inc., Class A	3,541	39,695
Steelcase, Inc., Class A	9,558	71,303
SYKES Enterprises, Inc. (I)	3,202	50,143
Team, Inc. (I)	33,341	991,895
Tetra Tech, Inc. (I)	1,400	30,226
The Geo Group, Inc. (I)	9,034	151,320
Unifirst Corp.	2,303	130,672
United Stationers, Inc.	1,448	47,147
Versar, Inc. (I)	2,242	7,062
Viad Corp.	3,488	60,970
Virco Manufacturing Corp. (I)	1,200	1,932
Waste Connections, Inc.	22,277	738,260
WCA Waste Corp. (I)	1,208	7,864
		3,659,608
Construction & Engineering - 0.91%
AECOM Technology Corp. (I)(L)	2,641	54,325
Aegion Corp. (I)	1,700	26,078
Comfort Systems USA, Inc.	3,567	38,238
Dycom Industries, Inc. (I)	9,107	190,518
EMCOR Group, Inc.	3,983	106,784
Granite Construction, Inc.	3,682	87,337
Great Lakes Dredge & Dock Corp.	10,990	61,104
Integrated Electrical Services, Inc. (I)	620	1,190
Layne Christensen Company (I)	3,312	80,150

The accompanying notes are an integral part of the financial statements.

179

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
MasTec, Inc. (I)	500	$8,685
Michael Baker Corp. (I)	379	7,432
MYR Group, Inc. (I)	1,700	32,538
Northwest Pipe Company (I)	1,600	36,576
Pike Electric Corp. (I)	4,737	34,059
Quanta Services, Inc. (I)	10,768	231,943
Sterling Construction Company, Inc. (I)	2,374	25,568
Tutor Perini Corp. (I)	8,135	100,386
URS Corp. (I)	7,746	272,040
		1,394,951
Electrical Equipment - 1.28%
A123 Systems, Inc. (I)(L)	2,300	3,703
Allied Motion Technologies, Inc.	400	2,256
AZZ, Inc.	400	18,176
Belden, Inc.	23,850	793,728
Brady Corp., Class A	6,100	192,577
Encore Wire Corp.	3,894	100,855
EnerSys, Inc. (I)(L)	2,536	65,860
General Cable Corp. (I)	2,238	55,972
Global Power Equipment Group, Inc. (I)	407	9,666
GrafTech International, Ltd. (I)	44,713	610,332
Hoku Corp. (I)(L)	1,633	947
LSI Industries, Inc.	4,131	24,786
Ocean Power Technologies, Inc. (I)	2,429	6,558
Orion Energy Systems, Inc. (I)	3,553	10,481
Powell Industries, Inc. (I)	1,006	31,468
PowerSecure International, Inc. (I)	3,120	15,444
SL Industries, Inc. (I)	1,600	25,920
Ultralife Corp. (I)	1,984	7,976
		1,976,705
Industrial Conglomerates - 0.05%
Standex International Corp.	2,329	79,582
Machinery - 3.78%
Actuant Corp., Class A	2,201	49,941
Alamo Group, Inc.	2,127	57,280
Albany International Corp., Class A	4,234	97,890
American Railcar Industries, Inc. (I)	4,020	96,199
Ampco-Pittsburgh Corp.	1,644	31,795
Astec Industries, Inc. (I)	1,000	32,210
Barnes Group, Inc.	2,420	58,346
Briggs & Stratton Corp. (L)	7,127	110,397
Cascade Corp.	1,476	69,623
CIRCOR International, Inc. (L)	909	32,097
Columbus McKinnon Corp./NY (I)	3,511	44,555
Douglas Dynamics, Inc.	201	2,939
Dynamic Materials Corp.	362	7,160
Energy Recovery, Inc. (I)	1,284	3,313
EnPro Industries, Inc. (I)	1,000	32,980
ESCO Technologies, Inc.	2,556	73,562
Federal Signal Corp. (I)	11,813	49,024
Flow International Corp. (I)	6,450	22,575
FreightCar America, Inc. (I)	1,700	35,615
Gardner Denver, Inc.	9,755	751,720
Gencor Industries, Inc. (I)	1,400	9,716
Greenbrier Companies, Inc. (I)(L)	4,803	116,617
Hardinge, Inc.	3,000	24,150
Hurco Companies, Inc. (I)	1,492	31,332
IDEX Corp.	18,658	692,398
Kaydon Corp.	1,300	39,650
Key Technology, Inc. (I)	641	8,295
LB Foster Co.	854	24,160
Lydall, Inc. (I)	2,409	22,861
Met-Pro Corp.	2,056	18,586
MFRI, Inc. (I)	1,100	7,634
Miller Industries, Inc.	2,447	38,491
Mueller Industries, Inc. (L)	1,648	63,316
Mueller Water Products, Inc.	19,856	48,449
NACCO Industries, Inc., Class A	1,100	98,142
NN, Inc. (I)	280	1,680
Oshkosh Corp. (I)	2,939	62,836
Robbins & Myers, Inc.	1,034	50,201
Terex Corp. (I)	1,402	18,941
Titan International, Inc. (L)	39,431	767,327
Trinity Industries, Inc.	37,220	1,118,833
Valmont Industries, Inc.	8,447	766,903
Watts Water Technologies, Inc., Class A (L)	3,767	128,869
		5,818,608
Marine - 0.24%
Alexander & Baldwin, Inc.	6,896	281,495
Baltic Trading, Ltd.	368	1,748
Eagle Bulk Shipping, Inc. (I)(L)	13,405	12,629
Excel Maritime Carriers, Ltd. (I)(L)	15,211	22,056
Genco Shipping & Trading, Ltd. (I)(L)	5,700	38,532
International Shipholding Corp.	848	15,849
		372,309
Professional Services - 0.52%
Barrett Business Services, Inc.	2,178	43,473
CBIZ, Inc. (I)	9,052	55,308
CDI Corp.	3,270	45,159
CRA International, Inc. (I)	2,371	47,041
Franklin Covey Company (I)	3,500	29,645
FTI Consulting, Inc. (I)	97	4,115
GP Strategies Corp. (I)	3,946	53,192
Heidrick & Struggles International, Inc.	1,508	32,482
Hill International, Inc. (I)	3,299	16,957
Hudson Highland Group, Inc. (I)	4,800	22,992
Huron Consulting Group, Inc. (I)	556	21,539
ICF International, Inc. (I)	1,848	45,793
Kelly Services, Inc., Class A	5,507	75,336
Korn/Ferry International (I)	1,251	21,342
National Technical Systems, Inc. (I)	1,146	7,163
Navigant Consulting Company (I)	6,471	73,834
On Assignment, Inc. (I)	9,160	102,409
RCM Technologies, Inc. (I)	300	1,554
Resources Connection, Inc.	2,133	22,588
The Dolan Company (I)	5,314	45,275
TrueBlue, Inc. (I)	1,395	19,363
Volt Information Sciences, Inc. (I)	2,445	15,159
VSE Corp.	171	4,152
		805,871
Road & Rail - 1.83%
AMERCO, Inc.	3,172	280,405
Arkansas Best Corp.	3,461	66,693
Avis Budget Group, Inc. (I)(L)	17,100	183,312
Celadon Group, Inc.	3,009	35,536
Con-way, Inc.	249	7,261
Covenant Transport, Inc. (I)	1,373	4,078
Frozen Food Express Industries (I)	800	1,032
Landstar System, Inc.	13,304	637,528
Marten Transport, Ltd.	3,706	66,671
Old Dominion Freight Line, Inc. (I)	25,810	1,046,079
P.A.M. Transportation Services, Inc. (I)	2,046	19,437
RailAmerica, Inc. (I)	3,106	46,248
Roadrunner Transportation Systems, Inc. (I)	633	8,944
Ryder Systems, Inc.	6,900	366,666
Saia, Inc. (I)	2,642	32,972

The accompanying notes are an integral part of the financial statements.

180

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
Universal Truckload Services, Inc.	174	$3,158
USA Truck, Inc. (I)	2,076	16,047
		2,822,067
Trading Companies & Distributors - 1.50%
Aceto Corp.	5,823	40,179
Aircastle, Ltd.	13,051	166,009
Applied Industrial Technologies, Inc.	4,068	143,072
Beacon Roofing Supply, Inc. (I)(L)	40,414	817,575
CAI International, Inc. (I)(L)	2,900	44,834
GATX Corp.	7,598	331,729
H&E Equipment Services, Inc. (I)	9,156	122,874
Interline Brands, Inc. (I)	5,656	88,064
KSW, Inc.	700	2,331
Lawson Products, Inc.	1,291	19,920
Rush Enterprises, Inc., Class A (I)	500	10,460
Rush Enterprises, Inc., Class B (I)	17,888	307,137
Seacube Container Leasing, Ltd.	38	563
TAL International Group, Inc. (L)	5,250	151,148
Titan Machinery, Inc. (I)	2,816	61,192
Willis Lease Finance Corp. (I)	406	4,831
		2,311,918
		24,419,447
Information Technology - 15.77%
Communications Equipment - 1.62%
ADTRAN, Inc.	24,648	743,384
Anaren, Inc. (I)	1,281	21,290
Arris Group, Inc. (I)	16,593	179,536
Aviat Networks, Inc. (I)	10,732	19,640
Aware, Inc. (I)	4,448	13,433
Bel Fuse, Inc., Class B	1,641	30,769
Black Box Corp.	2,530	70,941
Calix, Inc. (I)	526	3,403
Cogo Group, Inc. (I)	801	1,442
Communications Systems, Inc.	1,800	25,308
Comtech Telecommunications Corp.	3,021	86,461
Digi International, Inc. (I)	4,813	53,713
EchoStar Corp., Class A (I)	4,285	89,728
Emulex Corp. (I)	3,023	20,738
Extreme Networks, Inc. (I)	6,804	19,868
Globecomm Systems, Inc. (I)	5,296	72,449
Harmonic, Inc. (I)	6,700	33,768
Infinera Corp. (I)	3,800	23,864
JDS Uniphase Corp. (I)	39,668	414,134
KVH Industries, Inc. (I)	2,778	21,613
Network Engines, Inc. (I)	7,300	7,023
Oplink Communications, Inc. (I)	3,231	53,215
OpNext, Inc. (I)	12,000	9,694
Optical Cable Corp.	931	2,970
ORBCOMM, Inc. (I)	9,140	27,329
Performance Technologies, Inc. (I)	2,000	3,600
Relm Wireless Corp. (I)	2,100	2,310
Sonus Networks, Inc. (I)	5,300	12,720
Sycamore Networks, Inc. (I)	5,162	92,400
Symmetricom, Inc. (I)	5,034	27,133
Tekelec, Inc. (I)	6,485	70,881
Tellabs, Inc.	24,331	98,297
Telular Corp.	2,776	20,820
UTStarcom Holdings Corp. (I)	28,707	39,616
Viasat, Inc. (I)(L)	1,345	62,031
Westell Technologies, Inc., Class A (I)	8,500	18,870
		2,494,391
Computers & Peripherals - 0.31%
Avid Technology, Inc. (I)	8,133	69,374
Concurrent Computer Corp. (I)	1,651	6,257
Cray, Inc. (I)	1,161	7,512
Datalink Corp. (I)	2,700	22,302
Dot Hill Systems Corp. (I)	2,210	2,939
Electronics for Imaging, Inc. (I)	5,299	75,511
Hutchinson Technology, Inc. (I)(L)	5,052	7,578
Imation Corp. (I)	6,647	38,087
Intermec, Inc. (I)	1,914	13,130
Intevac, Inc. (I)	3,801	28,127
KEY Tronic Corp. (I)	1,900	8,911
Novatel Wireless, Inc. (I)	6,508	20,370
Presstek, Inc. (I)	4,185	2,260
Rimage Corp.	958	10,778
Synaptics, Inc. (I)	4,132	124,580
Xyratex, Ltd. (L)	2,438	32,474
		470,190
Electronic Equipment, Instruments & Components - 4.07%
ADDvantage Technologies Group, Inc. (I)	428	916
Agilysys, Inc. (I)	862	6,853
Arrow Electronics, Inc. (I)	40,497	1,514,993
Avnet, Inc. (I)(L)	12,955	402,771
AVX Corp.	14,182	180,962
Benchmark Electronics, Inc. (I)	8,843	119,115
Checkpoint Systems, Inc. (I)	5,678	62,117
Chyron International Corp. (I)	200	284
Coherent, Inc. (I)	1,083	56,608
CTS Corp.	2,914	26,809
DDi Corp.	710	6,624
Electro Rent Corp.	4,173	71,567
Electro Scientific Industries, Inc. (I)	48,369	700,383
FEI Company (I)	723	29,484
GSI Group, Inc. (I)	1,244	12,726
ID Systems, Inc. (I)	2,235	10,572
Identive Group, Inc. (I)	1,483	3,307
Ingram Micro, Inc., Class A (I)	21,136	384,464
Insight Enterprises, Inc. (I)	6,949	106,250
IntriCon Corp. (I)	100	624
KEMET Corp. (I)	2,976	20,981
Measurement Specialties, Inc. (I)	1,855	51,866
Mercury Computer Systems, Inc. (I)	860	11,429
Methode Electronics, Inc.	7,095	58,818
Multi-Fineline Electronix, Inc. (I)	1,634	33,579
Newport Corp. (I)	3,627	49,363
OSI Systems, Inc. (I)	19,031	928,332
PAR Technology Corp. (I)	3,132	12,246
Park Electrochemical Corp.	1,464	37,508
PC Connection, Inc.	4,352	48,264
PC Mall, Inc. (I)	3,055	19,185
Perceptron, Inc. (I)	1,608	7,654
Planar Systems, Inc. (I)	5,100	9,894
Plexus Corp. (I)	1,321	36,169
RadiSys Corp. (I)	5,279	26,712
Richardson Electronics, Ltd.	2,584	31,757
Rofin-Sinar Technologies, Inc. (I)	202	4,616
Rogers Corp. (I)	2,200	81,092
Sanmina-SCI Corp. (I)	12,408	115,518
Scansource, Inc. (I)	1,172	42,192
SYNNEX Corp. (I)	5,668	172,647
Tech Data Corp. (I)	6,414	316,916
Tessco Technologies, Inc.	1,750	24,185
TTM Technologies, Inc. (I)(L)	11,598	127,114
Viasystems Group, Inc. (I)	720	12,182
Vicon Industries, Inc. (I)	126	411

The accompanying notes are an integral part of the financial statements.

181

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Vishay Intertechnology, Inc. (I)	22,682	$203,911
Vishay Precision Group, Inc. (I)	1,653	26,415
X-Rite, Inc. (I)(L)	3,846	17,845
Zygo Corp. (I)	2,603	45,943
		6,272,173
Internet Software & Services - 1.82%
AOL, Inc. (I)(L)	5,618	84,832
DealerTrack Holdings, Inc. (I)	1,817	49,531
Digital River, Inc. (I)	504	7,570
Earthlink, Inc.	14,962	96,355
IAC/InterActiveCorp (L)	12,398	528,155
InfoSpace, Inc. (I)	6,814	74,886
Internap Network Services Corp. (I)	11,043	65,595
Keynote Systems, Inc.	1,300	26,702
KIT Digital, Inc. (I)(L)	6,336	53,539
Looksmart, Ltd. (I)	700	903
Marchex, Inc., Class B (L)	2,445	15,281
Market Leader, Inc. (I)	700	1,925
Open Text Corp. (I)(L)	13,705	700,874
Perficient, Inc. (I)	1,837	18,388
RealNetworks, Inc.	5,862	43,965
Soundbite Communications, Inc. (I)	3,800	8,550
TechTarget, Inc. (I)	2,453	14,326
TheStreet.com, Inc.	8,757	14,712
United Online, Inc.	13,619	74,087
ValueClick, Inc. (I)(L)	55,019	896,260
XO Group, Inc. (I)	3,278	27,339
		2,803,775
IT Services - 2.09%
Acxiom Corp. (I)	3,452	42,149
CACI International, Inc., Class A (I)	4,374	244,594
Ciber, Inc. (I)	14,246	54,990
Convergys Corp. (I)(L)	16,749	213,885
CoreLogic, Inc. (I)	11,608	150,091
CSG Systems International, Inc. (I)	21	309
Dynamics Research Corp. (I)	1,898	21,523
Euronet Worldwide, Inc. (I)	1,498	27,683
Global Cash Access Holdings, Inc. (I)	2,285	10,168
Heartland Payment Systems, Inc.	23,631	575,651
INX, Inc. (I)	689	6,029
Jack Henry & Associates, Inc. (L)	25,477	856,282
ManTech International Corp., Class A (L)	3,617	112,995
MAXIMUS, Inc.	18,561	767,497
ModusLink Global Solutions, Inc.	7,816	42,206
NCI, Inc. (I)	156	1,817
Online Resources Corp. (I)	6,260	15,149
StarTek, Inc. (I)	3,143	6,035
The Hackett Group, Inc. (I)	7,525	28,144
Tier Technologies, Inc., Class B (I)	809	3,527
Virtusa Corp. (I)	2,596	37,590
WPCS International, Inc. (I)	1,200	2,016
		3,220,330
Semiconductors & Semiconductor Equipment - 3.92%
Advanced Analogic Technologies, Inc. (I)	9,064	52,390
Aetrium (I)	650	475
Alpha & Omega Semiconductor, Ltd. (I)	212	1,550
Amkor Technology, Inc. (I)	9,473	41,302
Anadigics, Inc. (I)	11,169	24,460
Applied Micro Circuits Corp. (I)	1,116	7,500
ATMI, Inc. (I)	4,545	91,036
Axcelis Technologies, Inc. (I)	5,100	6,783
AXT, Inc. (I)	4,229	17,635
Brooks Automation, Inc.	5,718	58,724
BTU International, Inc. (I)	1,318	3,427
Cabot Microelectronics Corp. (I)(L)	1,000	47,250
Cascade Microtech, Inc. (I)	1,892	6,452
Cohu, Inc.	4,192	47,579
CSR PLC, ADR (I)(L)	1,445	16,516
Cymer, Inc. (I)(L)	16,731	832,535
Diodes, Inc. (I)(L)	36,589	779,346
DSP Group, Inc. (I)	4,702	24,497
Exar Corp. (I)	8,586	55,809
Fairchild Semiconductor International, Inc. (I)	3,200	38,528
FormFactor, Inc. (I)(L)	7,875	39,848
FSI International, Inc. (I)	7,000	25,620
Gigoptix, Inc. (I)	1,582	2,848
GSI Technology, Inc. (I)	5,524	25,852
Ikanos Communications, Inc. (I)	4,125	3,341
Integrated Device Technology, Inc. (I)	7,623	41,622
Integrated Silicon Solution, Inc. (I)	4,500	41,130
International Rectifier Corp. (I)	7,029	136,503
Intersil Corp., Class A	4,547	47,471
IXYS Corp. (I)	2,555	27,671
Kopin Corp. (I)	4,212	16,343
Kulicke & Soffa Industries, Inc. (I)	2,900	26,825
Lattice Semiconductor Corp. (I)	135,447	804,555
LTX-Credence Corp. (I)	3,300	17,655
Mattson Technology, Inc. (I)	7,741	10,683
MEMSIC, Inc. (I)	3,797	10,138
Microsemi Corp. (I)	2,972	49,781
MKS Instruments, Inc.	4,529	125,997
Monolithic Power Systems, Inc. (I)	2,399	36,153
MoSys, Inc. (I)(L)	1,701	7,144
Novellus Systems, Inc. (I)(L)	24,804	1,024,157
Pericom Semiconductor Corp. (I)	4,434	33,743
Photronics, Inc. (I)(L)	13,726	83,454
PLX Technology, Inc. (I)	3,010	8,639
PMC-Sierra, Inc. (I)	7,730	42,592
Rudolph Technologies, Inc. (I)	4,469	41,383
Semtech Corp. (I)(L)	34,377	853,237
Sigma Designs, Inc. (I)	5,587	33,522
Spansion, Inc., Class A (I)	1,159	9,597
Standard Microsystems Corp. (I)	3,611	93,055
SunPower Corp. (I)	1,520	9,470
Supertex, Inc. (I)	711	13,424
Tessera Technologies, Inc. (I)	5,784	96,882
Trident Microsystems, Inc. (I)	10,300	1,854
Veeco Instruments, Inc. (I)(L)	1,470	30,576
		6,026,559
Software - 1.94%
Accelrys, Inc. (I)	4,293	28,849
American Software, Inc., Class A	208	1,966
Ariba, Inc. (I)	25,713	722,021
AsiaInfo Holdings, Inc. (I)	400	3,100
EPIQ Systems, Inc.	4,986	59,932
ePlus, Inc. (I)	1,364	38,574
JDA Software Group, Inc. (I)	1,400	45,346
Mentor Graphics Corp. (I)	5,579	75,651
Parametric Technology Corp. (I)	31,677	578,422
Pervasive Software, Inc. (I)	1,000	5,820
Quest Software, Inc. (I)	30,701	571,039
Rosetta Stone, Inc. (I)	348	2,655
S1 Corp. (I)	1,335	12,776
Seachange International, Inc. (I)	5,428	38,159
Smith Micro Software, Inc. (I)	1,724	1,948
SS&C Technologies Holdings, Inc. (I)	1,357	24,507

The accompanying notes are an integral part of the financial statements.

182

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
TeleCommunication Systems, Inc. (I)	7,641	$17,956
THQ, Inc. (I)(L)	12,023	9,137
TIBCO Software, Inc. (I)	31,396	750,678
		2,988,536
		24,275,954
Materials - 6.85%
Chemicals - 2.60%
A. Schulman, Inc.	3,119	66,060
American Pacific Corp. (I)	1,621	12,368
American Vanguard Corp.	2,042	27,240
Arabian American Development Company (I)	2,516	21,336
Ashland, Inc.	8,767	501,122
Chase Corp.	1,174	16,319
Chemtura Corp. (I)	1,362	15,445
Core Molding Technologies, Inc. (I)	1,000	8,060
Cytec Industries, Inc.	5,878	262,453
Ferro Corp. (I)	4,772	23,335
FMC Corp.	8,779	755,345
Georgia Gulf Corp. (I)	2,284	44,515
H.B. Fuller Company	1,700	39,287
Huntsman Corp.	13,400	134,000
Innophos Holdings, Inc.	17,368	843,390
KMG Chemicals, Inc.	1,402	24,213
Landec Corp. (I)	3,769	20,805
Minerals Technologies, Inc.	1,684	95,197
Olin Corp.	3,892	76,478
OM Group, Inc. (I)	4,455	99,747
Penford Corp. (I)	2,624	13,356
PolyOne Corp.	58,913	680,445
Quaker Chemical Corp.	1,086	42,235
Sensient Technologies Corp.	2,292	86,867
Spartech Corp. (I)	5,607	26,521
Stepan Company	200	16,032
Zoltek Companies, Inc. (I)(L)	6,760	51,511
		4,003,682
Construction Materials - 0.24%
Eagle Materials, Inc.	3,128	80,264
Headwaters, Inc. (I)	11,408	25,326
Texas Industries, Inc. (I)(L)	2,257	69,470
Vulcan Materials Company (L)	4,941	194,428
		369,488
Containers & Packaging - 0.93%
AptarGroup, Inc.	13,294	693,548
Boise, Inc.	15,525	110,538
Graphic Packaging Holding Company (I)	25,560	108,886
Myers Industries, Inc.	6,330	78,112
Rock-Tenn Company, Class A	2,923	168,657
Temple-Inland, Inc.	8,328	264,081
		1,423,822
Metals & Mining - 1.77%
A. M. Castle & Company (I)(L)	4,342	41,075
Allied Nevada Gold Corp. (I)(L)	6,178	187,070
Century Aluminum Company (I)(L)	12,885	109,651
Coeur d’Alene Mines Corp. (I)	10,600	255,884
Commercial Metals Company	5,811	80,366
Compass Minerals International, Inc.	8,189	563,813
Detour Gold Corp. (I)	7,359	181,672
Friedman Industries, Inc.	1,701	17,775
Horsehead Holding Corp. (I)	7,506	67,629
Kaiser Aluminum Corp. (L)	2,852	130,850
Materion Corp. (I)	2,410	58,515
Metals USA Holdings Corp. (I)	255	2,869
Olympic Steel, Inc.	2,383	55,572
Reliance Steel & Aluminum Company	10,500	511,245
RTI International Metals, Inc. (I)(L)	4,900	113,729
Schnitzer Steel Industries, Inc.	743	31,414
Steel Dynamics, Inc.	12,027	158,155
Synalloy Corp.	1,121	11,513
Universal Stainless & Alloy Products, Inc. (I)	1,562	58,356
Worthington Industries, Inc.	5,308	86,945
		2,724,098
Paper & Forest Products - 1.31%
Buckeye Technologies, Inc.	7,600	254,144
Clearwater Paper Corp. (I)	600	21,366
Domtar Corp.	4,550	363,818
KapStone Paper and Packaging Corp. (I)	5,210	82,005
Louisiana-Pacific Corp. (I)(L)	21,668	174,861
MeadWestvaco Corp.	998	29,890
Mercer International, Inc. (I)	10,058	61,354
Neenah Paper, Inc.	2,549	56,894
P.H. Glatfelter Company (L)	7,710	108,865
Schweitzer-Mauduit International, Inc.	12,561	834,804
Wausau Paper Corp.	3,815	31,512
		2,019,513
		10,540,603
Telecommunication Services - 0.61%
Diversified Telecommunication Services - 0.27%
Alaska Communications
Systems Group, Inc. (L)	55,355	166,619
General Communication, Inc., Class A (I)	6,157	60,277
HickoryTech Corp.	2,058	22,803
Iridium Communications, Inc. (I)(L)	9,684	74,664
Neutral Tandem, Inc. (I)	1,436	15,351
Premiere Global Services, Inc. (I)(L)	4,351	36,853
Primus Telecommunications Group, Inc. (I)	43	544
SureWest Communications	2,828	34,021
		411,132
Wireless Telecommunication Services - 0.34%
FiberTower Corp. (I)(L)	5,109	1,058
Leap Wireless International, Inc. (I)	8,053	74,812
Shenandoah Telecommunications Company	58	608
Telephone & Data Systems, Inc. (L)	5,100	132,039
Telephone & Data Systems, Inc. -
Special Shares	5,765	137,265
United States Cellular Corp. (I)	3,700	161,431
USA Mobility, Inc.	1,500	20,805
		528,018
		939,150
Utilities - 0.87%
Gas Utilities - 0.55%
UGI Corp.	29,024	853,306
Independent Power Producers & Energy Traders - 0.25%
Dynegy, Inc. (I)(L)	11,329	31,381
GenOn Energy, Inc. (I)	100,296	261,760
NRG Energy, Inc. (I)(L)	2,894	52,439
Ormat Technologies, Inc. (I)	2,243	40,441
		386,021
Water Utilities - 0.07%
Consolidated Water Company, Ltd.	955	8,194
Pennichuck Corp.	842	24,275

The accompanying notes are an integral part of the financial statements.

183

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
SJW Corp.	2,833	$66,972
		99,441
		1,338,768
TOTAL COMMON STOCKS (Cost $130,298,053)		$153,275,757

SECURITIES LENDING COLLATERAL - 17.54%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,698,429	27,002,634
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,999,962)		$27,002,634

SHORT-TERM INVESTMENTS - 0.27%

Money Market Funds - 0.27%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	417,379	417,379
TOTAL SHORT-TERM INVESTMENTS (Cost $417,379)		$417,379
Total Investments (Small Cap Opportunities Trust)
(Cost $157,715,394) - 117.37%		$180,695,770
Other assets and liabilities, net - (17.37%)		(26,739,789)
TOTAL NET ASSETS - 100.00%		$153,955,981

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.93%
Consumer Discretionary - 15.30%
Diversified Consumer Services - 1.19%
Matthews International Corp., Class A (L)	219,300	$6,892,597
Hotels, Restaurants & Leisure - 2.97%
CEC Entertainment, Inc.	186,350	6,419,758
Choice Hotels International, Inc. (L)	172,600	6,567,430
Sonic Corp. (I)(L)	631,800	4,252,014
		17,239,202
Household Durables - 1.26%
Helen of Troy, Ltd. (I)(L)	239,100	7,340,370
Leisure Equipment & Products - 0.74%
Mattel, Inc.	155,800	4,325,008
Media - 2.00%
Arbitron, Inc. (L)	337,669	11,619,190
Multiline Retail - 1.46%
Fred’s, Inc., Class A (L)	580,100	8,457,858
Specialty Retail - 5.12%
Ascena Retail Group, Inc. (I)	271,300	8,063,036
Stage Stores, Inc. (L)	735,149	10,211,220
The Cato Corp., Class A (L)	472,846	11,442,873
		29,717,129
Textiles, Apparel & Luxury Goods - 0.56%
Skechers U.S.A., Inc., Class A (I)(L)	270,600	3,279,672
		88,871,026
Consumer Staples - 1.93%
Food & Staples Retailing - 1.50%
Casey’s General Stores, Inc.	168,700	8,689,737
Food Products - 0.43%
Ralcorp Holdings, Inc. (I)	29,200	2,496,600
		11,186,337
Energy - 4.28%
Energy Equipment & Services - 2.20%
Bristow Group, Inc. (L)	126,100	5,975,879
SEACOR Holdings, Inc. (I)	76,544	6,809,354
		12,785,233
Oil, Gas & Consumable Fuels - 2.08%
Georesources, Inc. (I)	182,500	5,349,075
Penn Virginia Corp. (L)	365,400	1,932,966
Plains Exploration & Production Company (I)	40,100	1,472,472
Scorpio Tankers, Inc. (I)	414,300	2,025,927
Whiting Petroleum Corp. (I)	27,400	1,279,306
		12,059,746
		24,844,979
Financials - 24.26%
Capital Markets - 1.62%
Ares Capital Corp.	608,866	9,406,980
Commercial Banks - 8.28%
First Busey Corp. (L)	645,977	3,229,885
First Midwest Bancorp, Inc. (L)	688,631	6,975,832
First Niagara Financial Group, Inc.	532,712	4,597,305
Hancock Holding Company	170,300	5,444,491
International Bancshares Corp. (L)	542,010	9,937,753
MB Financial, Inc.	290,448	4,966,661
Webster Financial Corp. (L)	481,500	9,817,785
Westamerica Bancorp. (L)	72,000	3,160,800
		48,130,512
Insurance - 9.11%
Alleghany Corp. (I)(L)	24,782	7,070,057
AMERISAFE, Inc. (I)(L)	187,100	4,350,075
Assured Guaranty, Ltd. (L)	313,307	4,116,854
Delphi Financial Group, Inc., Class A (L)	396,650	17,571,595
Platinum Underwriters Holdings, Ltd.	210,909	7,194,106
Primerica, Inc.	337,600	7,845,824
Reinsurance Group of America, Inc.	55,200	2,884,200
White Mountains Insurance Group, Ltd.	4,150	1,881,859
		52,914,570
Real Estate Investment Trusts - 3.06%
Campus Crest Communities, Inc.	355,000	3,571,300
DiamondRock Hospitality Company (L)	605,888	5,840,760
Education Realty Trust, Inc.	353,169	3,612,919
Mack-Cali Realty Corp. (L)	177,200	4,729,468
		17,754,447
Thrifts & Mortgage Finance - 2.19%
Flushing Financial Corp. (L)	234,500	2,961,735
Northwest Bancshares, Inc. (L)	784,900	9,764,156
		12,725,891
		140,932,400
Health Care - 7.84%
Health Care Equipment & Supplies - 1.68%
Haemonetics Corp. (I)(L)	62,100	3,801,762
ICU Medical, Inc. (I)(L)	132,840	5,977,800
		9,779,562
Health Care Providers & Services - 2.38%
Amsurg Corp. (I)(L)	356,930	9,294,457

The accompanying notes are an integral part of the financial statements.

184

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Corvel Corp. (I)	87,865	$4,543,499
		13,837,956
Life Sciences Tools & Services - 3.78%
Charles River
Laboratories International, Inc. (I)	394,300	10,776,219
ICON PLC, ADR (I)(L)	653,000	11,172,830
		21,949,049
		45,566,567
Industrials - 23.93%
Commercial Services & Supplies - 5.70%
ACCO Brands Corp. (I)(L)	805,000	7,768,250
G&K Services, Inc., Class A	211,900	6,168,409
Standard Parking Corp. (I)	198,438	3,546,087
Unifirst Corp.	41,500	2,354,710
United Stationers, Inc. (L)	408,288	13,293,857
		33,131,313
Construction & Engineering - 0.21%
Sterling Construction Company, Inc. (I)	113,067	1,217,732
Electrical Equipment - 3.40%
Acuity Brands, Inc. (L)	86,400	4,579,200
Belden, Inc.	455,149	15,147,359
		19,726,559
Industrial Conglomerates - 3.22%
Carlisle Companies, Inc.	422,536	18,718,345
Machinery - 5.43%
Albany International Corp., Class A	421,334	9,741,242
ESCO Technologies, Inc.	284,002	8,173,578
Flowserve Corp.	23,800	2,363,816
Mueller Industries, Inc. (L)	293,210	11,265,128
		31,543,764
Marine - 1.77%
Kirby Corp. (I)(L)	156,300	10,290,792
Professional Services - 0.26%
Towers Watson & Company, Class A	25,300	1,516,229
Road & Rail - 1.97%
Genesee & Wyoming, Inc., Class A (I)	188,425	11,414,787
Trading Companies & Distributors - 1.97%
GATX Corp. (L)	262,300	11,452,018
		139,011,539
Information Technology - 9.14%
Computers & Peripherals - 1.34%
Diebold, Inc.	258,900	7,785,123
Electronic Equipment, Instruments & Components - 2.19%
Coherent, Inc. (I)	103,700	5,420,399
MTS Systems Corp.	179,668	7,321,471
		12,741,870
IT Services - 2.77%
Fiserv, Inc. (I)	66,900	3,929,706
MAXIMUS, Inc.	293,200	12,123,820
		16,053,526
Office Electronics - 1.13%
Zebra Technologies Corp., Class A (I)	183,800	6,576,364
Semiconductors & Semiconductor Equipment - 0.60%
Maxim Integrated Products, Inc.	133,800	3,484,152
Software - 1.11%
Websense, Inc. (I)(L)	344,100	6,444,993
		53,086,028
Materials - 5.15%
Chemicals - 1.82%
Koppers Holdings, Inc.	147,188	5,057,380
Zep, Inc. (L)	394,050	5,508,819
		10,566,199
Containers & Packaging - 1.98%
AptarGroup, Inc.	153,538	8,010,077
Greif, Inc., Class A	76,500	3,484,575
		11,494,652
Paper & Forest Products - 1.35%
Deltic Timber Corp. (L)	130,546	7,883,673
		29,944,524
Utilities - 5.10%
Electric Utilities - 2.37%
Unisource Energy Corp. (L)	201,100	7,424,612
Westar Energy, Inc.	221,700	6,380,526
		13,805,138
Gas Utilities - 2.73%
Atmos Energy Corp.	183,400	6,116,390
New Jersey Resources Corp. (L)	71,074	3,496,841
UGI Corp.	72,700	2,137,380
WGL Holdings, Inc.	92,600	4,094,772
		15,845,383
		29,650,521
TOTAL COMMON STOCKS (Cost $450,236,907)		$563,093,921

SECURITIES LENDING COLLATERAL - 17.72%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	10,283,623	102,906,158
TOTAL SECURITIES LENDING
COLLATERAL (Cost $102,891,016)		$102,906,158

SHORT-TERM INVESTMENTS - 3.13%
Repurchase Agreement - 3.13%
Bank of America Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.040% to
be repurchased at $18,200,081 on
01/03/2012, collateralized by $14,201,716
Federal Home Loan Bank Discount Notes,
due 01/27/2012 (valued at $14,201,716
including interest) and $4,355,034 Federal
National Mortgage Association, 0.875% due
10/27/2016 (valued at $4,362,741,
including interest)	$18,200,000	$18,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,200,000)		$18,200,000
Total Investments (Small Cap Value Trust)
(Cost $571,327,923) - 117.78%		$684,200,079
Other assets and liabilities, net - (17.78%)		(103,269,981)
TOTAL NET ASSETS - 100.00%		$580,930,098

The accompanying notes are an integral part of the financial statements.

185

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.23%
Consumer Discretionary - 17.08%
Auto Components - 1.10%
Tenneco, Inc. (I)(L)	19,780	$589,048
TRW Automotive Holdings Corp. (I)	16,055	523,393
		1,112,441
Distributors - 0.76%
Pool Corp. (L)	25,605	770,711
Diversified Consumer Services - 0.66%
Weight Watchers International, Inc.	12,069	663,916
Hotels, Restaurants & Leisure - 4.76%
Choice Hotels International, Inc. (L)	17,747	675,273
Darden Restaurants, Inc.	14,938	680,874
Domino’s Pizza, Inc. (I)(L)	23,458	796,399
Jack in the Box, Inc. (I)(L)	31,127	650,554
Life Time Fitness, Inc. (I)	21,271	994,419
Penn National Gaming, Inc. (I)	26,424	1,005,962
		4,803,481
Specialty Retail - 6.84%
Dick’s Sporting Goods, Inc.	20,626	760,687
DSW, Inc., Class A	16,466	727,962
Foot Locker, Inc.	32,380	771,939
GameStop Corp., Class A (I)(L)	29,223	705,151
Group 1 Automotive, Inc.	15,548	805,386
Monro Muffler Brake, Inc. (L)	20,544	796,902
Tractor Supply Company	10,482	735,312
Urban Outfitters, Inc. (I)(L)	27,877	768,290
Vitamin Shoppe, Inc. (I)	21,012	837,959
		6,909,588
Textiles, Apparel & Luxury Goods - 2.96%
Maidenform Brands, Inc. (I)(L)	31,105	569,222
Michael Kors Holdings Ltd. (I)	23,084	629,039
Steven Madden, Ltd. (I)	26,269	906,281
Under Armour, Inc., Class A (I)(L)	12,269	880,792
		2,985,334
		17,245,471
Consumer Staples - 4.25%
Food & Staples Retailing - 0.76%
Ruddick Corp.	18,081	770,974
Food Products - 2.38%
B&G Foods, Inc.	41,141	990,264
Diamond Foods, Inc.	13,350	430,805
Lancaster Colony Corp. (L)	14,207	985,113
		2,406,182
Personal Products - 1.11%
Nu Skin Enterprises, Inc., Class A (L)	22,945	1,114,439
		4,291,595
Energy - 7.96%
Energy Equipment & Services - 4.72%
Atwood Oceanics, Inc. (I)	17,839	709,814
Dresser-Rand Group, Inc. (I)	17,654	881,111
Dril-Quip, Inc. (I)	13,143	865,072
FMC Technologies, Inc. (I)(L)	18,196	950,377
Lufkin Industries, Inc.	10,981	739,131
Patterson-UTI Energy, Inc.	30,712	613,626
		4,759,131
Oil, Gas & Consumable Fuels - 3.24%
Bill Barrett Corp. (I)(L)	19,270	656,529
Energen Corp.	14,934	746,700
James River Coal Company (I)(L)	61,444	425,192
Resolute Energy Corp. (I)(L)	59,046	637,697
SandRidge Energy, Inc. (I)	98,886	806,910
		3,273,028
		8,032,159
Financials - 5.73%
Capital Markets - 1.64%
Affiliated Managers Group, Inc. (I)	8,921	855,970
Greenhill & Company, Inc. (L)	9,223	335,441
Stifel Financial Corp. (I)(L)	14,608	468,186
		1,659,597
Commercial Banks - 1.37%
Huntington Bancshares, Inc.	103,850	570,137
SVB Financial Group (I)	17,026	811,970
		1,382,107
Insurance - 1.89%
Brown & Brown, Inc.	37,113	839,867
ProAssurance Corp.	13,382	1,068,151
		1,908,018
Real Estate Investment Trusts - 0.83%
Colonial Properties Trust	39,975	833,879
		5,783,601
Health Care - 17.45%
Biotechnology - 3.13%
Acorda Therapeutics, Inc. (I)	20,305	484,071
BioMarin Pharmaceutical, Inc. (I)	30,410	1,045,496
Incyte Corp. (I)(L)	55,874	838,669
United Therapeutics Corp. (I)	16,722	790,115
		3,158,351
Health Care Equipment & Supplies - 4.49%
Insulet Corp. (I)(L)	29,059	547,181
Masimo Corp. (I)(L)	31,684	592,016
Meridian Bioscience, Inc. (L)	26,491	499,090
Sirona Dental Systems, Inc. (I)	17,930	789,637
STERIS Corp.	25,888	771,980
Zoll Medical Corp. (I)	21,117	1,334,172
		4,534,076
Health Care Providers & Services - 4.93%
Centene Corp. (I)	24,191	957,722
Chemed Corp. (L)	15,254	781,157
Health Management
Associates, Inc., Class A (I)	72,583	534,937
HMS Holdings Corp. (I)(L)	23,738	759,141
Mednax, Inc. (I)	10,899	784,837
PSS World Medical, Inc. (I)(L)	27,949	676,086
VCA Antech, Inc. (I)(L)	24,348	480,873
		4,974,753
Health Care Technology - 1.41%
Allscripts Healthcare Solutions, Inc. (I)	44,013	833,606
Quality Systems, Inc.	15,939	589,584
		1,423,190
Life Sciences Tools & Services - 2.45%
Bruker Corp. (I)	41,812	519,305
PAREXEL International Corp. (I)	36,664	760,411
PerkinElmer, Inc.	28,031	560,620
Techne Corp.	9,283	633,658
		2,473,994

The accompanying notes are an integral part of the financial statements.

186

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 1.04%
Salix Pharmaceuticals, Ltd. (I)(L)	21,874	$1,046,671
		17,611,035
Industrials - 14.91%
Aerospace & Defense - 2.84%
Hexcel Corp. (I)	37,577	909,739
TransDigm Group, Inc. (I)	20,436	1,955,316
		2,865,055
Air Freight & Logistics - 1.69%
Forward Air Corp.	25,548	818,813
HUB Group, Inc., Class A (I)	27,200	882,096
		1,700,909
Commercial Services & Supplies - 1.61%
Corrections Corp. of America (I)	40,061	816,043
Tetra Tech, Inc. (I)	37,674	813,382
		1,629,425
Electrical Equipment - 0.91%
Thomas & Betts Corp. (I)	16,891	922,249
Machinery - 5.08%
Crane Company	18,074	844,237
Kennametal, Inc.	19,464	710,825
Lincoln Electric Holdings, Inc.	22,619	884,855
Lindsay Corp. (L)	13,021	714,723
WABCO Holdings, Inc. (I)	18,387	797,996
Wabtec Corp. (L)	16,818	1,176,419
		5,129,055
Professional Services - 1.17%
CoStar Group, Inc. (I)(L)	17,656	1,178,185
Trading Companies & Distributors - 1.61%
Watsco, Inc. (L)	12,707	834,342
WESCO International, Inc. (I)(L)	14,967	793,401
		1,627,743
		15,052,621
Information Technology - 25.32%
Communications Equipment - 2.32%
Ciena Corp. (I)(L)	32,197	389,584
Finisar Corp. (I)(L)	35,132	588,285
Netgear, Inc. (I)(L)	23,097	775,366
Polycom, Inc. (I)	36,256	590,973
		2,344,208
Electronic Equipment, Instruments & Components - 0.66%
Littelfuse, Inc.	15,449	663,998
Internet Software & Services - 3.67%
Ancestry.com, Inc. (I)(L)	18,333	420,926
Open Text Corp. (I)(L)	14,241	728,285
RightNow Technologies, Inc. (I)	25,732	1,099,528
ValueClick, Inc. (I)	58,231	948,583
WebMD Health Corp. (I)	13,498	506,850
		3,704,172
IT Services - 0.96%
Alliance Data Systems Corp. (I)(L)	9,316	967,373
Semiconductors & Semiconductor Equipment - 6.95%
Cavium Inc. (I)	26,792	761,697
Cymer, Inc. (I)(L)	16,635	827,758
Hittite Microwave Corp. (I)	15,607	770,674
Microsemi Corp. (I)	44,683	748,440
PMC-Sierra, Inc. (I)	115,328	635,457
Power Integrations, Inc. (L)	24,236	803,666
Semtech Corp. (I)	36,633	909,231
Teradyne, Inc. (I)(L)	57,862	788,659
Volterra Semiconductor Corp. (I)	30,151	772,167
		7,017,749
Software - 10.76%
ANSYS, Inc. (I)	14,713	842,761
Aspen Technology, Inc. (I)	59,164	1,026,495
BroadSoft, Inc. (I)(L)	25,973	784,385
CommVault Systems, Inc. (I)	24,683	1,054,458
Fair Isaac Corp.	25,063	898,258
Informatica Corp. (I)	27,370	1,010,774
Interactive Intelligence Group (I)	21,107	483,772
Manhattan Associates, Inc. (I)	24,418	988,441
MICROS Systems, Inc. (I)(L)	20,150	938,587
Parametric Technology Corp. (I)	31,339	572,250
Quest Software, Inc. (I)	35,654	663,164
SolarWinds, Inc. (I)	35,892	1,003,181
Websense, Inc. (I)	32,067	600,615
		10,867,141
		25,564,641
Materials - 4.75%
Chemicals - 2.76%
Intrepid Potash, Inc. (I)(L)	23,460	530,900
Olin Corp.	39,715	780,400
Rockwood Holdings, Inc. (I)	15,373	605,235
Solutia, Inc. (I)	50,691	875,940
		2,792,475
Containers & Packaging - 0.62%
Greif, Inc., Class A	13,690	623,580
Metals & Mining - 1.37%
Allied Nevada Gold Corp. (I)	8,386	253,928
Carpenter Technology Corp.	17,134	882,054
Detour Gold Corp. (I)	9,975	246,254
		1,382,236
		4,798,291
Telecommunication Services - 0.89%
Wireless Telecommunication Services - 0.89%
SBA Communications Corp., Class A (I)	20,967	900,742
Utilities - 0.89%
Electric Utilities - 0.89%
ITC Holdings Corp.	11,841	898,495
TOTAL COMMON STOCKS (Cost $83,998,510)		$100,178,651

SECURITIES LENDING COLLATERAL - 20.73%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,091,824	20,932,468
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,929,710)		$20,932,468

The accompanying notes are an integral part of the financial statements.

187

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 0.65%
Money Market Funds - 0.65%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	656,508	$656,508
TOTAL SHORT-TERM INVESTMENTS (Cost $656,508)		$656,508
Total Investments (Small Company Growth Trust)
(Cost $105,584,728) - 120.61%		$121,767,627
Other assets and liabilities, net - (20.61%)		(20,806,000)
TOTAL NET ASSETS - 100.00%		$100,961,627

Small Company Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.19%
Consumer Discretionary - 11.55%
Auto Components - 0.85%
Drew Industries, Inc. (I)(L)	127,200	$3,120,216
Automobiles - 0.32%
Winnebago Industries, Inc. (I)(L)	160,100	1,181,538
Distributors - 0.84%
Pool Corp. (L)	102,400	3,082,240
Diversified Consumer Services - 1.53%
Ascent Capital Group, Inc., Class A (I)	45,900	2,328,048
Matthews International Corp., Class A (L)	104,400	3,281,292
		5,609,340
Hotels, Restaurants & Leisure - 0.52%
Orient Express Hotels, Ltd., Class A (I)(L)	256,000	1,912,320
Household Durables - 1.75%
CSS Industries, Inc.	79,500	1,583,640
Ethan Allen Interiors, Inc. (L)	49,700	1,178,387
M/I Homes, Inc. (I)(L)	71,700	688,320
Meritage Homes Corp. (I)(L)	113,800	2,639,022
Stanley Furniture Company, Inc. (I)	103,700	311,100
		6,400,469
Leisure Equipment & Products - 0.29%
Brunswick Corp.	57,700	1,042,062
Media - 0.44%
Saga Communications, Inc., Class A (I)	43,000	1,607,340
Multiline Retail - 0.49%
Fred’s, Inc., Class A (L)	122,300	1,783,134
Specialty Retail - 4.32%
Aaron’s, Inc.	315,100	8,406,868
Haverty Furniture Companies, Inc. (L)	146,100	1,604,178
MarineMax, Inc. (I)(L)	133,400	869,768
Stein Mart, Inc. (I)	237,100	1,614,651
The Men’s Wearhouse, Inc.	102,400	3,318,784
		15,814,249
Textiles, Apparel & Luxury Goods - 0.20%
Culp, Inc. (I)	85,000	724,200
		42,277,108
Consumer Staples - 0.78%
Food & Staples Retailing - 0.56%
Nash Finch Company	70,411	2,061,634
Tobacco - 0.22%
Alliance One International, Inc. (I)(L)	296,100	805,392
		2,867,026
Energy - 6.01%
Energy Equipment & Services - 2.26%
Atwood Oceanics, Inc. (I)(L)	45,000	1,790,550
CARBO Ceramics, Inc. (L)	28,000	3,453,240
Hercules Offshore, Inc. (I)(L)	147,600	655,344
Tetra Technologies, Inc. (I)(L)	205,800	1,922,172
Union Drilling, Inc. (I)	71,100	443,664
		8,264,970
Oil, Gas & Consumable Fuels - 3.75%
Cloud Peak Energy, Inc. (I)(L)	98,000	1,893,360
Forest Oil Corp. (I)	74,000	1,002,700
Lone Pine Resources, Inc. (I)	45,336	317,805
Northern Oil and Gas, Inc. (I)(L)	145,100	3,479,498
Oasis Petroleum, Inc. (I)(L)	145,100	4,220,959
Overseas Shipholding Group, Inc. (L)	44,500	486,385
Penn Virginia Corp. (L)	184,000	973,360
Swift Energy Company (I)	46,000	1,367,120
		13,741,187
		22,006,157
Financials - 21.23%
Capital Markets - 3.37%
Ares Capital Corp.	278,400	4,301,280
Hercules Technology Growth Capital, Inc.	188,900	1,783,216
JMP Group, Inc.	93,800	670,670
Kohlberg Capital Corp.	163,000	1,028,530
Piper Jaffray Companies (I)(L)	35,900	725,180
Safeguard Scientifics, Inc. (I)	75,600	1,193,724
Stifel Financial Corp. (I)(L)	82,250	2,636,113
		12,338,713
Commercial Banks - 5.30%
Columbia Banking System, Inc. (L)	70,200	1,352,754
East West Bancorp, Inc.	124,300	2,454,925
Glacier Bancorp, Inc. (L)	185,900	2,236,377
Home Bancshares, Inc.	119,300	3,091,063
Signature Bank (I)(L)	49,000	2,939,510
SVB Financial Group (I)(L)	94,900	4,525,781
Wintrust Financial Corp. (L)	99,400	2,788,170
		19,388,580
Diversified Financial Services - 0.47%
Compass Diversified Holdings (L)	139,200	1,724,688
Insurance - 5.00%
Alterra Capital Holdings, Ltd. (L)	117,300	2,771,799
Employers Holdings, Inc.	67,200	1,215,648
Markel Corp. (I)(L)	5,900	2,446,553
Meadowbrook Insurance Group, Inc.	79,500	849,060
National Interstate Corp. (L)	115,000	2,837,050
ProAssurance Corp. (L)	102,700	8,197,514
		18,317,624
Real Estate Investment Trusts - 6.99%
Acadia Realty Trust (L)	77,000	1,550,780
CBL & Associates Properties, Inc. (L)	314,000	4,929,800
Cedar Shopping Centers, Inc.	176,800	762,008
First Potomac Realty Trust	167,000	2,179,350
Hatteras Financial Corp. (L)	72,000	1,898,640
Kilroy Realty Corp. (L)	108,400	4,126,788
LaSalle Hotel Properties	132,200	3,200,562
Potlatch Corp. (L)	80,500	2,504,355

The accompanying notes are an integral part of the financial statements.

188

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Redwood Trust, Inc.	132,400	$1,347,832
Saul Centers, Inc.	32,000	1,133,440
Washington Real Estate Investment Trust	70,600	1,930,910
		25,564,465
Thrifts & Mortgage Finance - 0.10%
Radian Group, Inc. (L)	155,500	363,870
		77,697,940
Health Care - 5.38%
Biotechnology - 0.28%
Exelixis, Inc. (I)	215,000	1,018,025
Health Care Equipment & Supplies - 2.04%
Analogic Corp. (L)	32,800	1,880,096
AngioDynamics, Inc. (I)	71,400	1,057,434
Quidel Corp. (I)(L)	101,400	1,534,182
West Pharmaceutical Services, Inc. (L)	78,500	2,979,075
		7,450,787
Health Care Providers & Services - 3.06%
Landauer, Inc.	32,300	1,663,450
National Healthcare Corp. (L)	58,700	2,459,530
Owens & Minor, Inc. (L)	191,900	5,332,901
Triple-S Management Corp., Class B (I)	87,500	1,751,750
		11,207,631
		19,676,443
Industrials - 26.39%
Aerospace & Defense - 0.14%
Kratos Defense & Security Solutions, Inc. (I)	87,400	521,778
Air Freight & Logistics - 0.57%
UTi Worldwide, Inc. (L)	157,000	2,086,530
Airlines - 1.50%
Alaska Air Group, Inc. (I)	73,100	5,489,079
Building Products - 1.58%
Gibraltar Industries, Inc. (I)	158,000	2,205,680
Quanex Building Products Corp.	98,000	1,471,960
Universal Forest Products, Inc. (L)	67,600	2,086,812
		5,764,452
Commercial Services & Supplies - 3.61%
G&K Services, Inc., Class A	86,500	2,518,015
McGrath Rentcorp	163,000	4,725,370
Mine Safety Appliances Company	59,600	1,973,952
Waste Connections, Inc. (L)	120,800	4,003,312
		13,220,649
Construction & Engineering - 1.09%
Aegion Corp. (I)(L)	144,100	2,210,494
Comfort Systems USA, Inc.	126,500	1,356,080
Sterling Construction Company, Inc. (I)	38,600	415,722
		3,982,296
Electrical Equipment - 1.18%
Belden, Inc.	94,400	3,141,632
Franklin Electric Company, Inc.	26,500	1,154,340
		4,295,972
Machinery - 6.56%
Astec Industries, Inc. (I)	43,700	1,407,577
Cascade Corp.	43,700	2,061,329
CIRCOR International, Inc. (L)	59,600	2,104,476
IDEX Corp.	94,700	3,514,317
Nordson Corp. (L)	144,100	5,934,038
Robbins & Myers, Inc.	96,400	4,680,220
Woodward, Inc. (L)	105,400	4,314,022
		24,015,979
Marine - 2.05%
Kirby Corp. (I)(L)	114,100	7,512,344
Professional Services - 2.07%
FTI Consulting, Inc. (I)	40,600	1,722,252
Navigant Consulting Company (I)	170,900	1,949,969
On Assignment, Inc. (I)	235,100	2,628,418
The Dolan Company (I)(L)	151,100	1,287,372
		7,588,011
Road & Rail - 4.07%
Genesee & Wyoming, Inc., Class A (I)	115,800	7,015,164
Landstar System, Inc. (L)	164,500	7,882,840
		14,898,004
Trading Companies & Distributors - 1.97%
Beacon Roofing Supply, Inc. (I)(L)	266,400	5,389,272
Kaman Corp., Class A	67,000	1,830,440
		7,219,712
		96,594,806
Information Technology - 9.83%
Communications Equipment - 0.91%
Ixia (I)(L)	206,000	2,165,060
Sonus Networks, Inc. (I)(L)	490,000	1,176,000
		3,341,060
Computers & Peripherals - 0.33%
Xyratex, Ltd. (L)	90,500	1,205,460
Electronic Equipment, Instruments & Components - 3.73%
Cognex Corp. (L)	37,000	1,324,230
Electro Rent Corp.	188,100	3,225,915
Electro Scientific Industries, Inc. (I)	85,700	1,240,936
Littelfuse, Inc. (L)	67,100	2,883,958
Methode Electronics, Inc.	75,600	626,724
Newport Corp. (I)	119,300	1,623,673
SYNNEX Corp. (I)(L)	89,500	2,726,170
		13,651,606
IT Services - 0.07%
StarTek, Inc. (I)	129,500	248,640
Semiconductors & Semiconductor Equipment - 3.19%
Advanced Energy Industries, Inc. (I)	153,100	1,642,763
ATMI, Inc. (I)	68,600	1,374,058
Brooks Automation, Inc. (L)	143,200	1,470,664
Cabot Microelectronics Corp. (I)	35,800	1,691,550
Cymer, Inc. (I)(L)	61,600	3,065,216
Teradyne, Inc. (I)(L)	178,900	2,438,407
		11,682,658
Software - 1.60%
Accelrys, Inc. (I)	107,700	723,744
Progress Software Corp. (I)	159,000	3,076,650
Websense, Inc. (I)(L)	110,300	2,065,919
		5,866,313
		35,995,737
Materials - 10.71%
Chemicals - 2.09%
American Vanguard Corp. (L)	126,500	1,687,510
Innospec, Inc. (I)	147,000	4,126,290
Minerals Technologies, Inc.	32,600	1,842,878
		7,656,678

The accompanying notes are an integral part of the financial statements.

189

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Packaging - 2.23%
AptarGroup, Inc.	112,800	$5,884,776
Myers Industries, Inc. (L)	184,900	2,281,666
		8,166,442
Metals & Mining - 4.25%
AMCOL International Corp. (L)	74,000	1,986,900
Carpenter Technology Corp. (L)	78,000	4,015,440
Franco-Nevada Corp.	76,000	2,893,036
North American Palladium, Ltd. (I)(L)	432,500	1,102,875
Royal Gold, Inc. (L)	51,700	3,486,131
Schnitzer Steel Industries, Inc.	49,100	2,075,948
		15,560,330
Paper & Forest Products - 2.14%
Clearwater Paper Corp. (I)	85,000	3,026,850
Deltic Timber Corp. (L)	55,700	3,363,723
Wausau Paper Corp.	171,000	1,412,460
		7,803,033
		39,186,483
Telecommunication Services - 0.49%
Diversified Telecommunication Services - 0.49%
Premiere Global Services, Inc. (I)	211,700	1,793,099
Utilities - 4.82%
Electric Utilities - 2.42%
Cleco Corp.	108,400	4,130,039
El Paso Electric Company (L)	99,400	3,443,216
PNM Resources, Inc.	69,600	1,268,808
		8,842,063
Gas Utilities - 0.86%
Southwest Gas Corp.	74,100	3,148,509
Multi-Utilities - 1.54%
Black Hills Corp. (L)	51,700	1,736,086
NorthWestern Corp. (L)	65,600	2,347,824
Vectren Corp.	51,700	1,562,891
		5,646,801
		17,637,373
TOTAL COMMON STOCKS (Cost $304,927,554)		$355,732,172

PREFERRED SECURITIES - 1.34%
Financials - 1.34%
Assured Guaranty, Ltd., 8.500%	27,500	1,479,500
East West Bancorp., Inc., Series A, 8.000%	2,350	3,411,848
TOTAL PREFERRED SECURITIES (Cost $3,696,686)		$4,891,348

INVESTMENT COMPANIES - 0.47%
First Opportunity Fund, Inc. (I)	56,000	348,320
iShares Russell 2000 Value Index Fund (L)	20,700	1,358,748
TOTAL INVESTMENT COMPANIES (Cost $1,787,518)		$1,707,068

SECURITIES LENDING COLLATERAL - 28.60%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	10,461,218	104,683,319
TOTAL SECURITIES LENDING
COLLATERAL (Cost $104,669,555)		$104,683,319

SHORT-TERM INVESTMENTS - 0.86%

MONEY MARKET FUNDS - 0.86%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	518,412	518,412
T.Rowe Price Prime Reserve
Fund, 0.0771% (Y)	2,635,415	$2,635,415
		3,153,827
TOTAL SHORT-TERM INVESTMENTS (Cost $3,153,827)		$3,153,827
Total Investments (Small Company Value Trust)
(Cost $418,235,140) - 128.46%		$470,167,734
Other assets and liabilities, net - (28.46%)		(104,169,709)
TOTAL NET ASSETS - 100.00%		$365,998,025

Smaller Company Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.97%
Consumer Discretionary - 12.80%
Auto Components - 0.09%
American Axle &
Manufacturing Holdings, Inc. (I)	2,582	$25,536
Amerigon, Inc. (I)	1,240	17,682
Drew Industries, Inc. (I)	408	10,008
Fuel Systems Solutions, Inc. (I)	1,002	16,523
Stoneridge, Inc. (I)(L)	926	7,806
Tenneco, Inc. (I)(L)	3,533	105,213
Tower International, Inc. (I)	137	1,471
		184,239
Automobiles - 1.06%
Harley-Davidson, Inc.	53,350	2,073,715
Tesla Motors, Inc. (I)(L)	3,052	87,165
Thor Industries, Inc.	2,623	71,949
Winnebago Industries, Inc. (I)	1,708	12,605
		2,245,434
Distributors - 1.17%
LKQ Corp. (I)	79,830	2,401,286
Pool Corp. (L)	2,834	85,303
		2,486,589
Diversified Consumer Services - 0.36%
American Public Education, Inc. (I)	1,046	45,271
Archipelago Learning, Inc. (I)	539	5,212
Bridgepoint Education, Inc. (I)(L)	1,233	28,359
Capella Education Company (I)	848	30,570
Coinstar, Inc. (I)(L)	1,714	78,227
Education Management Corp. (I)(L)	1,220	34,148
Grand Canyon Education, Inc. (I)	1,949	31,106
K12, Inc. (I)	1,677	30,085
Matthews International Corp., Class A (L)	1,715	53,902
Sotheby’s	11,726	334,543
Steiner Leisure, Ltd. (I)	834	37,855
Strayer Education, Inc.	458	44,513
Universal Technical Institute, Inc. (I)	649	8,294
		762,085
Hotels, Restaurants & Leisure - 1.59%
AFC Enterprises, Inc. (I)	1,428	20,992
Ameristar Casinos, Inc.	1,913	33,076
Bally Technologies, Inc. (I)	2,604	103,014
Biglari Holdings, Inc. (I)	26	9,574
BJ’s Restaurants, Inc. (I)(L)	1,463	66,303
Boyd Gaming Corp. (I)	2,140	15,964
Bravo Brio Restaurant Group, Inc. (I)	1,076	18,453

The accompanying notes are an integral part of the financial statements.

190

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Buffalo Wild Wings, Inc. (I)	5,951	$401,752
Caribou Coffee Company, Inc. (I)(L)	20,717	289,002
CEC Entertainment, Inc.	1,139	39,239
Choice Hotels International, Inc.	615	23,401
Denny’s Corp. (I)	5,401	20,308
DineEquity, Inc. (I)	924	39,002
Domino’s Pizza, Inc. (I)	12,193	413,952
Gaylord Entertainment Company (I)(L)	2,131	51,442
Interval Leisure Group, Inc. (I)	2,365	32,188
Isle of Capri Casinos, Inc. (I)	618	2,886
Krispy Kreme Doughnuts, Inc. (I)	3,597	23,524
Life Time Fitness, Inc. (I)	2,237	104,580
Marriott Vacations Worldwide Corp. (I)	1,687	28,949
P.F. Chang’s China Bistro, Inc.	1,313	40,585
Panera Bread Company, Class A (I)	1,705	241,172
Papa John’s International, Inc. (I)	1,187	44,726
Peet’s Coffee & Tea, Inc. (I)(L)	759	47,574
Penn National Gaming, Inc. (I)	3,916	149,082
Pinnacle Entertainment, Inc. (I)	3,641	36,993
Shuffle Master, Inc. (I)	3,177	37,234
Six Flags Entertainment Corp.	2,563	105,698
Sonic Corp. (I)	3,446	23,192
Texas Roadhouse, Inc., Class A	3,775	56,248
The Cheesecake Factory, Inc. (I)(L)	3,164	92,863
Vail Resorts, Inc.	2,118	89,718
WMS Industries, Inc. (I)	32,443	665,730
		3,368,416
Household Durables - 0.26%
Blyth, Inc.	314	17,835
Ethan Allen Interiors, Inc.	11,960	283,572
Hovnanian Enterprises, Inc., Class A (I)(L)	2,549	3,696
iRobot Corp. (I)	1,418	42,327
La-Z-Boy, Inc. (I)	12,774	152,011
Libbey, Inc. (I)	1,160	14,778
Sealy Corp. (I)	1,844	3,172
Universal Electronics, Inc. (I)	877	14,795
Zagg, Inc. (I)	1,209	8,548
		540,734
Internet & Catalog Retail - 0.45%
Blue Nile, Inc. (I)(L)	837	34,217
HSN, Inc.	2,415	87,568
Orbitz Worldwide, Inc. (I)	1,195	4,493
Overstock.com, Inc. (I)	963	7,550
Shutterfly, Inc. (I)(L)	27,536	626,719
US Auto Parts Network, Inc. (I)	40,760	178,121
Vitacost.com, Inc. (I)	973	6,052
		944,720
Leisure Equipment & Products - 0.08%
Brunswick Corp.	4,965	89,668
Eastman Kodak Company (I)(L)	15,773	10,245
Leapfrog Enterprises, Inc. (I)	2,782	15,551
Smith & Wesson Holding Corp. (I)	3,598	15,687
Steinway Musical Instruments, Inc. (I)	152	3,806
Sturm Ruger & Company, Inc.	1,110	37,141
		172,098
Media - 0.32%
AMC Networks, Inc. (I)	3,069	115,333
Arbitron, Inc.	1,597	54,953
Cumulus Media, Inc., Class A (I)	2,783	9,295
Digital Generation, Inc. (I)(L)	1,450	17,284
John Wiley & Sons, Inc.	2,716	120,590
Knology, Inc. (I)	1,879	26,682
Lions Gate Entertainment Corp. (I)	4,022	33,463
Live Nation Entertainment, Inc. (I)	4,439	36,888
Martha Stewart Living
Omnimedia, Inc., Class A	1,722	7,577
Morningstar, Inc.	1,484	88,224
National CineMedia, Inc.	2,100	26,040
ReachLocal, Inc. (I)	516	3,189
The Madison Square Garden, Inc., Class A (I)	3,277	93,853
Valassis Communications, Inc. (I)	2,765	53,171
		686,542
Multiline Retail - 0.88%
99 Cents Only Stores (I)	2,898	63,611
Big Lots, Inc. (I)	4,412	166,597
Gordmans Stores, Inc. (I)	328	4,123
Kohl’s Corp. (L)	32,670	1,612,265
Saks, Inc. (I)(L)	2,354	22,952
		1,869,548
Specialty Retail - 4.97%
Aaron’s, Inc.	4,386	117,018
Aeropostale, Inc. (I)	4,738	72,255
Americas Car-Mart, Inc. (I)	518	20,295
ANN, Inc. (I)	3,065	75,951
Asbury Automotive Group, Inc. (I)	1,109	23,910
Ascena Retail Group, Inc. (I)	9,060	269,263
Bebe Stores, Inc.	2,218	18,476
Body Central Corp. (I)	14,649	365,639
Casual Male Retail Group, Inc. (I)	110,365	377,448
Charming Shoppes, Inc. (I)	2,407	11,794
Chico’s FAS, Inc.	181,779	2,025,018
Citi Trends, Inc. (I)	886	7,779
DSW, Inc., Class A	1,570	69,410
Express, Inc. (I)	32,650	651,041
Genesco, Inc. (I)(L)	8,536	527,013
GNC Holdings, Inc., Class A (I)	6,026	174,453
hhgregg, Inc. (I)	562	8,121
Hibbett Sports, Inc. (I)(L)	11,100	501,498
HOT Topic, Inc.	1,635	10,807
Jos A. Bank Clothiers, Inc. (I)	3,342	162,956
Kirkland’s, Inc. (I)	934	12,422
Lithia Motors, Inc., Class A (L)	23,556	514,934
Lumber Liquidators Holdings, Inc. (I)(L)	1,470	25,960
Monro Muffler Brake, Inc. (L)	1,704	66,098
New York & Company, Inc. (I)	1,625	4,323
Penske Automotive Group, Inc. (L)	943	18,153
PEP Boys - Manny, Moe & Jack	1,546	17,006
Pier 1 Imports, Inc. (I)(L)	54,449	758,475
Rent-A-Center, Inc.	16,420	607,540
Rue21, Inc. (I)	932	20,131
Sally Beauty Holdings, Inc. (I)(L)	7,033	148,607
Select Comfort Corp. (I)	34,500	748,305
Signet Jewelers, Ltd.	5,098	224,108
Talbots, Inc. (I)	2,698	7,177
The Buckle, Inc. (L)	14,728	601,933
The Children’s Place Retail Stores, Inc. (I)(L)	759	40,318
The Finish Line, Inc., Class A (L)	24,000	462,840
The Wet Seal, Inc., Class A (I)	5,311	17,314
Vitamin Shoppe, Inc. (I)(L)	17,523	698,817
Zumiez, Inc. (I)(L)	1,277	35,450
		10,520,056
Textiles, Apparel & Luxury Goods - 1.57%
Carter’s, Inc. (I)	3,408	135,672
Crocs, Inc. (I)	28,250	417,253
G-III Apparel Group, Ltd. (I)(L)	989	24,636

The accompanying notes are an integral part of the financial statements.

191

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc. (I)	3,705	$80,991
Iconix Brand Group, Inc. (I)	35,645	580,657
K-Swiss, Inc., Class A (I)	559	1,632
Liz Claiborne, Inc. (I)(L)	5,548	47,879
Maidenform Brands, Inc. (I)	13,078	239,327
Peace Mark Holdings, Ltd. (I)	464,000	0
Perry Ellis International, Inc. (I)(L)	22,363	318,002
Steven Madden, Ltd. (I)	20,129	694,451
The Warnaco Group, Inc. (I)(L)	2,524	126,301
True Religion Apparel, Inc. (I)	1,435	49,622
Vera Bradley, Inc. (I)(L)	1,069	34,475
Wolverine World Wide, Inc.	16,130	574,873
		3,325,771
		27,106,232
Consumer Staples - 2.04%
Beverages - 0.06%
Boston Beer Company, Inc. (I)(L)	528	57,320
Coca-Cola Bottling Company Consolidated	190	11,125
Heckmann Corp. (I)(L)	5,826	38,743
National Beverage Corp. (I)	677	10,879
Primo Water Corp. (I)	726	2,207
		120,274
Food & Staples Retailing - 0.65%
Casey’s General Stores, Inc.	2,231	114,919
Pricesmart, Inc.	7,955	553,588
Rite Aid Corp. (I)	39,126	49,299
Ruddick Corp. (L)	11,010	469,466
Susser Holdings Corp. (I)	175	3,959
The Fresh Market, Inc. (I)	1,689	67,391
United Natural Foods, Inc. (I)	2,703	108,147
		1,366,769
Food Products - 0.74%
Cal-Maine Foods, Inc.	819	29,951
Calavo Growers, Inc.	691	17,745
Darling International, Inc. (I)	6,870	91,302
Diamond Foods, Inc. (L)	1,293	41,725
J&J Snack Foods Corp.	876	46,673
Pilgrim’s Pride Corp. (I)	3,144	18,109
Sanderson Farms, Inc. (L)	12,909	647,128
Smart Balance, Inc. (I)	3,460	18,546
The Hain Celestial Group, Inc. (I)	13,663	500,886
Tootsie Roll Industries, Inc. (L)	541	12,805
TreeHouse Foods, Inc. (I)	2,105	137,625
		1,562,495
Household Products - 0.26%
Spectrum Brands Holdings, Inc. (I)	20,203	553,562
Personal Products - 0.33%
Elizabeth Arden, Inc. (I)	1,445	53,523
Inter Parfums, Inc.	28,526	443,865
Medifast, Inc. (I)	822	11,278
Nature’s Sunshine Products, Inc. (I)	728	11,299
Nu Skin Enterprises, Inc., Class A (L)	3,297	160,135
Schiff Nutrition International, Inc. (I)	500	5,350
USANA Health Sciences, Inc. (I)(L)	443	13,454
		698,904
Tobacco - 0.00%
Star Scientific, Inc. (I)(L)	3,180	6,932
		4,308,936
Energy - 9.40%
Energy Equipment & Services - 2.92%
Atwood Oceanics, Inc. (I)	3,431	136,519
CARBO Ceramics, Inc. (L)	1,156	142,569
Complete Production Services, Inc. (I)	3,722	124,910
Dawson Geophysical Company (I)	13,556	535,869
Dril-Quip, Inc. (I)	1,881	123,807
Exterran Holdings, Inc. (I)	1,249	11,366
Global Geophysical Services, Inc. (I)	699	4,697
Gulfmark Offshore, Inc., Class A (I)	1,402	58,898
Helix Energy Solutions Group, Inc. (I)	30,087	475,375
Hornbeck Offshore Services, Inc. (I)	1,892	58,690
ION Geophysical Corp. (I)(L)	3,642	22,325
Key Energy Services, Inc. (I)(L)	30,463	471,263
Lufkin Industries, Inc.	1,788	120,350
Matrix Service Company (I)	1,564	14,764
McDermott International, Inc. (I)	157,930	1,817,774
Newpark Resources, Inc. (I)(L)	58,656	557,232
North American Energy Partners, Inc. (I)	45,455	292,730
Oil States International, Inc. (I)	1,055	80,570
OYO Geospace Corp. (I)(L)	7,889	610,056
Pioneer Drilling Company (I)	31,310	303,081
RigNet, Inc. (I)	361	6,043
RPC, Inc. (L)	2,611	47,651
Superior Energy Services, Inc. (I)(L)	4,685	133,241
Tesco Corp. (I)	1,905	24,079
		6,173,859
Oil, Gas & Consumable Fuels - 6.48%
Abraxas Petroleum Corp. (I)(L)	5,110	16,863
Amyris, Inc. (I)	1,181	13,629
Approach Resources, Inc. (I)	1,523	44,791
ATP Oil & Gas Corp. (I)(L)	2,723	20,041
Berry Petroleum Company, Class A	2,733	114,841
Bill Barrett Corp. (I)(L)	1,396	47,562
BPZ Resources, Inc. (I)(L)	5,439	15,447
Carrizo Oil & Gas, Inc. (I)	74,959	1,975,170
Cheniere Energy, Inc. (I)(L)	4,851	42,155
Clayton Williams Energy, Inc. (I)	463	35,132
Clean Energy Fuels Corp. (I)(L)	2,891	36,022
Cloud Peak Energy, Inc. (I)	3,576	69,088
Comstock Resources, Inc. (I)	24,045	367,889
Contango Oil & Gas Company (I)	733	42,646
Crosstex Energy, Inc.	1,620	20,477
CVR Energy, Inc. (I)	3,303	61,865
Enbridge Energy Management LLC (I)	660	22,942
Endeavour International Corp. (I)	1,978	17,189
Energy XXI Bermuda, Ltd. (I)	16,335	520,760
FX Energy, Inc. (I)	3,074	14,755
Gastar Exploration, Ltd. (I)	3,418	10,869
Georesources, Inc. (I)(L)	23,185	679,552
Gevo Inc. (I)	453	2,849
Goodrich Petroleum Corp. (I)(L)	1,589	21,817
Gran Tierra Energy, Inc. (I)	15,314	73,507
Gulfport Energy Corp. (I)	2,539	74,774
Harvest Natural Resources, Inc. (I)	665	4,908
Houston American Energy Corp. (I)	1,096	13,360
Hyperdynamics Corp. (I)(L)	8,678	21,261
InterOil Corp. (I)(L)	56,220	2,874,529
Kodiak Oil & Gas Corp. (I)(L)	72,060	684,570
Magnum Hunter Resources Corp. (I)(L)	6,673	35,967
McMoRan Exploration Company (I)(L)	2,791	40,609
Northern Oil and Gas, Inc. (I)(L)	3,335	79,973
Oasis Petroleum, Inc. (I)(L)	2,985	86,834
Patriot Coal Corp. (I)(L)	37,110	314,322
Petroleum Development Corp. (I)(L)	1,384	48,592

The accompanying notes are an integral part of the financial statements.

192

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroquest Energy, Inc. (I)	3,335	$22,011
Quicksilver Resources, Inc. (I)	5,521	37,046
Rentech, Inc. (I)	13,104	17,166
Resolute Energy Corp. (I)	2,680	28,944
Rex Energy Corp. (I)(L)	252,294	3,723,859
Rosetta Resources, Inc. (I)	15,859	689,867
Solazyme, Inc. (I)	875	10,413
Swift Energy Company (I)	15,272	453,884
Transatlantic Petroleum, Ltd. (I)	10,719	14,042
Triangle Petroleum Corp. (I)	2,519	15,038
Uranium Energy Corp. (I)(L)	4,102	12,552
Venoco, Inc. (I)	1,802	12,200
Western Refining, Inc.	2,077	27,603
World Fuel Services Corp. (L)	2,089	87,696
		13,719,878
		19,893,737
Financials - 6.74%
Capital Markets - 1.24%
Duff & Phelps Corp.	1,088	15,776
Epoch Holding Corp.	823	18,295
Evercore Partners, Inc., Class A	701	18,661
Financial Engines, Inc. (I)	1,988	44,392
GAMCO Investors, Inc., Class A	147	6,393
Gleacher & Company, Inc. (I)	1,720	2,890
HFF, Inc. (I)	1,899	19,617
ICG Group, Inc. (I)	2,166	16,722
INTL FCStone, Inc. (I)	909	21,425
KBW, Inc.	975	14,801
Ladenburg Thalmann
Financial Services, Inc. (I)	6,444	15,981
Pzena Investment Management, Inc., Class A	552	2,390
Raymond James Financial, Inc.	47,910	1,483,294
Safeguard Scientifics, Inc. (I)	1,213	19,153
THL Credit, Inc.	12	147
Virtus Investment Partners, Inc. (I)	346	26,299
Walter Investment Management Corp.	30,335	622,171
Wisdomtree Investments, Inc. (I)	45,080	272,734
		2,621,141
Commercial Banks - 1.18%
Boston Private Financial Holdings, Inc. (L)	58,550	464,887
CapitalSource, Inc.	17,998	120,587
Cardinal Financial Corp.	1,609	17,281
First Citizens BancShares, Inc.	1,458	255,135
First Connecticut Bancorp, Inc.	1,049	13,647
Investors Bancorp, Inc. (I)	2,954	39,820
Pinnacle Financial Partners, Inc. (I)(L)	949	15,326
SCBT Financial Corp.	287	8,326
Signature Bank (I)	2,703	162,153
SVB Financial Group (I)(L)	14,262	680,155
Texas Capital Bancshares, Inc. (I)(L)	9,370	286,816
Umpqua Holdings Corp.	31,772	393,655
Webster Financial Corp.	2,183	44,511
		2,502,299
Consumer Finance - 1.08%
Cash America International, Inc. (L)	603	28,118
Credit Acceptance Corp. (I)	602	49,533
DFC Global Corp. (I)	22,548	407,217
EZCORP, Inc., Class A (I)	21,598	569,539
First Cash Financial Services, Inc. (I)	16,904	593,161
Green Dot Corp., Class A (I)(L)	1,247	38,931
Netspend Holdings, Inc. (I)	2,095	16,990
The First Marblehead Corp. (I)(L)	3,528	4,128
World Acceptance Corp. (I)	7,829	575,432
		2,283,049
Diversified Financial Services - 1.37%
Encore Capital Group, Inc. (I)	1,294	27,510
MarketAxess Holdings, Inc.	1,559	46,941
Moody’s Corp. (L)	81,160	2,733,469
NewStar Financial, Inc. (I)	1,469	14,940
Portfolio Recovery Associates, Inc. (I)	1,004	67,790
		2,890,650
Insurance - 1.19%
Amtrust Financial Services, Inc.	791	18,786
Baldwin & Lyons, Inc., Class B	165	3,597
Citizens, Inc., Class A (I)	2,306	22,345
Crawford & Company, Class B	721	4,441
eHealth, Inc. (I)	817	12,010
Enstar Group, Ltd. (I)	183	17,971
Greenlight Capital Re, Ltd., Class A (I)	1,158	27,410
HCC Insurance Holdings, Inc.	37,710	1,037,025
Hilltop Holdings, Inc. (I)	866	7,318
Maiden Holdings, Ltd.	46,430	406,727
MBIA, Inc. (I)	3,031	35,129
Montpelier Re Holdings, Ltd.	1,271	22,560
Platinum Underwriters Holdings, Ltd.	15,750	537,233
ProAssurance Corp.	4,390	350,410
Tower Group, Inc.	805	16,237
		2,519,199
Real Estate Investment Trusts - 0.46%
Alexander’s, Inc.	120	44,404
Apartment Investment & Management
Company, Class A	3,542	81,147
Coresite Realty Corp.	1,166	20,778
DCT Industrial Trust, Inc.	7,242	37,079
DuPont Fabros Technology, Inc.	3,667	88,815
Education Realty Trust, Inc.	2,648	27,089
Equity Lifestyle Properties, Inc.	794	52,952
Extra Space Storage, Inc.	5,259	127,426
FelCor Lodging Trust, Inc. (I)	3,461	10,556
First Industrial Realty Trust, Inc. (I)	1,688	17,268
Hudson Pacific Properties, Inc.	595	8,425
Pebblebrook Hotel Trust	1,943	37,267
PS Business Parks, Inc.	1,160	64,299
Retail Opportunity Investments Corp.	1,234	14,611
RLJ Lodging Trust	1,968	33,121
Saul Centers, Inc.	248	8,784
Tanger Factory Outlet Centers, Inc.	3,280	96,170
Taubman Centers, Inc.	3,396	210,892
		981,083
Real Estate Management & Development - 0.20%
Altisource Portfolio Solutions SA (I)	6,140	308,105
Forest City Enterprises, Inc., Class A (I)(L)	5,149	60,861
Kennedy-Wilson Holdings, Inc.	1,793	18,970
Tejon Ranch Company (I)	880	21,542
The St. Joe Company (I)(L)	1,422	20,847
		430,325
Thrifts & Mortgage Finance - 0.02%
Beneficial Mutual Bancorp, Inc. (I)	2,111	17,648
Doral Financial Corp. (I)	22	21
MGIC Investment Corp. (I)	3,729	13,909
		31,578
		14,259,324

The accompanying notes are an integral part of the financial statements.

193

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 16.91%
Biotechnology - 3.83%
Achillion Pharmaceuticals, Inc. (I)	2,660	$20,269
Acorda Therapeutics, Inc. (I)	2,328	55,500
Aegerion Pharmaceuticals, Inc. (I)	680	11,383
Alkermes PLC (I)	5,729	99,455
Allos Therapeutics, Inc. (I)	3,023	4,293
Alnylam Pharmaceuticals, Inc. (I)(L)	1,386	11,296
AMAG Pharmaceuticals, Inc. (I)	1,242	23,486
Amylin Pharmaceuticals, Inc. (I)(L)	7,705	87,683
Ardea Biosciences, Inc. (I)	1,420	23,870
Arena Pharmaceuticals, Inc. (I)	5,612	10,494
Ariad Pharmaceuticals, Inc. (I)(L)	7,780	95,305
Arqule, Inc. (I)	3,001	16,926
Astex Pharmaceuticals (I)	189,903	358,917
AVEO Pharmaceuticals, Inc. (I)	1,770	30,444
BioMarin Pharmaceutical, Inc. (I)	6,563	225,636
BioMimetic Therapeutics, Inc. (I)	618	1,761
Biotime, Inc. (I)	1,434	8,332
Cell Therapeutics, Inc. (I)(L)	10,742	12,461
Cepheid, Inc. (I)(L)	3,680	126,629
Codexis, Inc. (I)	1,158	6,137
Cubist Pharmaceuticals, Inc. (I)	3,587	142,117
Dendreon Corp. (I)(L)	183,290	1,393,004
Dyax Corp. (I)	5,480	7,453
Dynavax Technologies Corp. (I)	7,899	26,225
Emergent Biosolutions, Inc. (I)	735	12,377
Exact Sciences Corp. (I)	3,091	25,099
Exelixis, Inc. (I)	7,565	35,820
Genomic Health, Inc. (I)	866	21,988
Geron Corp. (I)	3,866	5,722
Halozyme Therapeutics, Inc. (I)	4,867	46,285
Idenix Pharmaceuticals, Inc. (I)	2,614	19,461
Immunogen, Inc. (I)	2,913	33,733
Immunomedics, Inc. (I)	4,240	14,119
Incyte Corp. (I)(L)	6,666	100,057
InterMune, Inc. (I)	3,227	40,660
Ironwood Pharmaceuticals, Inc. (I)	3,313	39,657
Isis Pharmaceuticals, Inc. (I)	5,553	40,037
Lexicon Pharmaceuticals, Inc. (I)	5,495	7,089
Ligand Pharmaceuticals, Inc., Class B (I)	1,046	12,416
Mannkind Corp. (I)(L)	4,984	12,460
Medivation, Inc. (I)	1,946	89,730
Metabolix, Inc. (I)	1,229	5,592
Micromet, Inc. (I)(L)	2,816	20,247
Momenta Pharmaceuticals, Inc. (I)	2,558	44,484
Myriad Genetics, Inc. (I)(L)	36,465	763,577
Nabi Biopharmaceuticals (I)	1,735	3,262
Neurocrine Biosciences, Inc. (I)	2,915	24,778
Novavax, Inc. (I)(L)	3,944	4,969
NPS Pharmaceuticals, Inc. (I)	5,043	33,233
Onyx Pharmaceuticals, Inc. (I)	20,679	908,842
Opko Health, Inc. (I)	8,434	41,327
Orexigen Therapeutics, Inc. (I)	1,806	2,908
Osiris Therapeutics, Inc. (I)(L)	957	5,120
Pharmacyclics, Inc. (I)	3,210	47,572
Progenics Pharmaceuticals, Inc. (I)	1,226	10,470
PROLOR Biotech, Inc. (I)	2,086	8,907
Protalix BioTherapeutics, Inc. (I)	3,012	14,849
Raptor Pharmaceutical Corp. (I)	2,538	15,888
Rigel Pharmaceuticals, Inc. (I)	4,179	32,972
Sangamo Biosciences, Inc. (I)	2,941	8,352
Savient Pharmaceuticals, Inc. (I)(L)	2,732	6,092
Seattle Genetics, Inc. (I)(L)	38,703	646,921
SIGA Technologies, Inc. (I)(L)	1,457	3,672
Spectrum Pharmaceuticals, Inc. (I)	3,122	45,675
Targacept, Inc. (I)	1,664	9,268
Theravance, Inc. (I)	4,724	104,400
Trius Therapeutics, Inc. (I)	667	4,769
United Therapeutics Corp. (I)	40,851	1,930,210
ZIOPHARM Oncology, Inc. (I)	3,228	14,235
		8,118,377
Health Care Equipment & Supplies - 4.53%
Abaxis, Inc. (I)(L)	1,340	37,078
ABIOMED, Inc. (I)	1,922	35,499
Accuray, Inc. (I)	3,761	15,909
Align Technology, Inc. (I)	3,684	87,403
Antares Pharma, Inc. (I)	5,456	12,003
Arthrocare Corp. (I)	18,385	582,437
Atrion Corp.	1,170	281,069
Cantel Medical Corp.	859	23,992
Conceptus, Inc. (I)	1,741	22,006
CONMED Corp. (I)	64,300	1,650,581
Cyberonics, Inc. (I)(L)	1,476	49,446
DexCom, Inc. (I)	3,950	36,775
Endologix, Inc. (I)	2,364	27,139
Exactech, Inc. (I)	464	7,642
Greatbatch, Inc. (I)	689	15,227
Haemonetics Corp. (I)(L)	10,038	614,526
HeartWare International, Inc. (I)(L)	572	39,468
Hill-Rom Holdings, Inc.	1,299	43,763
ICU Medical, Inc. (I)	12,505	562,725
Insulet Corp. (I)	2,635	49,617
Integra LifeSciences Holdings Corp. (I)(L)	14,149	436,214
Invacare Corp.	862	13,180
Kensey Nash Corp.	475	9,115
MAKO Surgical Corp. (I)(L)	1,703	42,933
Masimo Corp. (I)(L)	14,615	273,081
Meridian Bioscience, Inc.	849	15,995
Merit Medical Systems, Inc. (I)	42,857	573,427
Natus Medical, Inc. (I)	605	5,705
Neogen Corp. (I)(L)	1,300	39,832
Neoprobe Corp. (I)(L)	5,001	13,103
NuVasive, Inc. (I)	2,348	29,561
NxStage Medical, Inc. (I)	2,570	45,695
OraSure Technologies, Inc. (I)	2,625	23,914
Orthofix International NV (I)	1,080	38,048
Palomar Medical Technologies, Inc. (I)	370	3,441
Quidel Corp. (I)	1,752	26,508
RTI Biologics, Inc. (I)	3,076	13,657
Sirona Dental Systems, Inc. (I)	3,299	145,288
SonoSite, Inc. (I)(L)	817	44,004
STAAR Surgical Company (I)(L)	2,093	21,956
SurModics, Inc. (I)	346	5,072
Symmetry Medical, Inc. (I)	2,134	17,051
The Cooper Companies, Inc.	40,014	2,821,787
Thoratec Corp. (I)	14,586	489,506
Tornier BV (I)	805	14,490
Unilife Corp. (I)(L)	4,041	12,608
Volcano Corp. (I)	3,080	73,273
West Pharmaceutical Services, Inc.	1,977	75,027
Zoll Medical Corp. (I)	1,300	82,134
		9,599,910
Health Care Providers & Services - 3.06%
Accretive Health, Inc. (I)(L)	2,003	46,029
Air Methods Corp. (I)(L)	669	56,497
AMERIGROUP Corp. (I)(L)	2,914	172,159
Bio-Reference Labs, Inc. (I)	1,474	23,982

The accompanying notes are an integral part of the financial statements.

194

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
BioScrip, Inc. (I)	2,405	$13,131
Brookdale Senior Living, Inc. (I)	6,078	105,696
Catalyst Health Solutions, Inc. (I)	46,884	2,437,968
Centene Corp. (I)	14,305	566,335
Chemed Corp. (L)	1,256	64,320
Corvel Corp. (I)	406	20,994
Emeritus Corp. (I)(L)	1,685	29,504
ExamWorks Group, Inc. (I)	1,831	17,358
Hanger Orthopedic Group, Inc. (I)	1,770	33,081
HealthSouth Corp. (I)	5,589	98,758
Healthspring, Inc. (I)	2,461	134,223
HMS Holdings Corp. (I)(L)	4,975	159,101
IPC The Hospitalist Company, Inc. (I)	13,513	617,814
Kindred Healthcare, Inc. (I)(L)	46,591	548,376
Landauer, Inc.	195	10,043
LHC Group, Inc. (I)	468	6,004
Mednax, Inc. (I)	2,862	206,093
Metropolitan Health Networks, Inc. (I)	32,260	240,982
Molina Healthcare, Inc. (I)(L)	568	12,683
MWI Veterinary Supply, Inc. (I)(L)	700	46,508
PSS World Medical, Inc. (I)	3,129	75,691
Sunrise Senior Living, Inc. (I)(L)	3,057	19,809
Team Health Holdings, Inc. (I)	1,727	38,115
Tenet Healthcare Corp. (I)(L)	27,788	142,552
The Ensign Group, Inc.	17,280	423,360
Universal American Corp.	705	8,961
VCA Antech, Inc. (I)	4,827	95,333
		6,471,460
Health Care Technology - 0.87%
athenahealth, Inc. (I)(L)	1,951	95,833
Computer Programs & Systems, Inc.	8,647	441,948
Epocrates, Inc. (I)	895	6,981
HealthStream, Inc. (I)	17,867	329,646
Medidata Solutions, Inc. (I)	1,231	26,774
Merge Healthcare, Inc. (I)	3,155	15,302
Omnicell, Inc. (I)	31,915	527,236
Quality Systems, Inc.	2,407	89,035
Transcend Services, Inc. (I)	13,243	314,256
		1,847,011
Life Sciences Tools & Services - 1.44%
Affymetrix, Inc. (I)	3,926	16,057
Bruker Corp. (I)	44,629	554,292
Complete Genomics, Inc. (I)	969	2,839
Enzo Biochem, Inc. (I)	2,006	4,493
eResearch Technology, Inc. (I)	2,903	13,615
Fluidigm Corp. (I)	934	12,291
ICON PLC, ADR (I)	36,768	629,100
Illumina, Inc. (I)(L)	37,900	1,155,192
Luminex Corp. (I)	2,234	47,428
Pacific Biosciences of California, Inc. (I)	2,055	5,754
PAREXEL International Corp. (I)	20,914	433,756
Sequenom, Inc. (I)	5,824	25,917
Techne Corp.	2,068	141,162
		3,041,896
Pharmaceuticals - 3.18%
Akorn, Inc. (I)	43,730	486,278
Alimera Sciences, Inc. (I)	464	580
Ampio Pharmaceuticals, Inc. (I)	927	3,958
Auxilium Pharmaceuticals, Inc. (I)	2,814	56,083
AVANIR Pharmaceuticals, Class A (I)	6,560	13,448
Cadence Pharmaceuticals, Inc. (I)	3,389	13,387
Cardiome Pharma Corp. (I)	58,221	153,121
Depomed, Inc. (I)	60,065	311,137
Durect Corp. (I)	4,393	5,184
Endocyte, Inc. (I)	1,353	5,087
Forest Laboratories, Inc.	767	729
Hi-Tech Pharmacal Company, Inc. (I)	5,612	218,251
Impax Laboratories, Inc. (I)	37,339	753,128
Jazz Pharmaceuticals, Inc. (I)	16,472	636,313
MAP Pharmaceuticals, Inc. (I)	1,165	15,343
Medicis Pharmaceutical Corp., Class A	3,601	119,733
Nektar Therapeutics (I)(L)	65,836	368,352
Obagi Medical Products, Inc. (I)	1,097	11,146
Optimer Pharmaceuticals, Inc. (I)(L)	2,597	31,787
Pain Therapeutics, Inc. (I)	1,112	4,226
Par Pharmaceutical Companies, Inc. (I)(L)	2,143	70,140
Pozen, Inc. (I)	1,484	5,862
Questcor Pharmaceuticals, Inc. (I)(L)	3,474	144,449
Sagent Pharmaceuticals, Inc. (I)	572	12,012
Salix Pharmaceuticals, Ltd. (I)(L)	18,777	898,479
The Medicines Company (I)	3,169	59,070
Viropharma, Inc. (I)	2,898	79,376
Vivus, Inc. (I)(L)	3,390	33,053
Watson Pharmaceuticals, Inc. (I)	36,710	2,215,081
XenoPort, Inc. (I)	934	3,559
		6,728,352
		35,807,006
Industrials - 18.30%
Aerospace & Defense - 2.46%
Aerovironment, Inc. (I)	1,037	32,634
American Science & Engineering, Inc.	541	36,848
Astronics Corp. (I)	543	19,445
BE Aerospace, Inc. (I)(L)	66,610	2,578,473
Cubic Corp.	941	41,018
DigitalGlobe, Inc. (I)	26,054	445,784
Exelis, Inc.	10,274	92,980
GenCorp, Inc. (I)	2,570	13,672
GeoEye, Inc. (I)(L)	1,172	26,042
HEICO Corp. (L)	640	37,427
HEICO Corp., Class A	1,392	54,775
Hexcel Corp. (I)(L)	31,482	762,179
Moog, Inc., Class A (I)	2,335	102,577
National Presto Industries, Inc.	282	26,395
Orbital Sciences Corp., Class A (I)	3,430	49,838
Taser International, Inc. (I)	3,485	17,843
Teledyne Technologies, Inc. (I)	1,332	73,060
The KEYW Holding Corp. (I)	766	5,668
Triumph Group, Inc. (L)	13,622	796,206
		5,212,864
Air Freight & Logistics - 2.35%
Atlas Air Worldwide Holdings, Inc. (I)	13,025	500,551
Forward Air Corp.	1,731	55,479
HUB Group, Inc., Class A (I)	86,229	2,796,406
Pacer International, Inc. (I)	2,070	11,075
UTi Worldwide, Inc.	121,565	1,615,599
		4,979,110
Airlines - 0.03%
Allegiant Travel Company (I)(L)	893	47,633
AMR Corp. (I)	12,826	4,489
Spirit Airlines, Inc. (I)	1,274	19,874
		71,996
Building Products - 0.46%
AAON, Inc. (L)	1,084	22,211
Ameresco, Inc., Class A (I)	883	12,115

The accompanying notes are an integral part of the financial statements.

195

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Products (continued)
AO Smith Corp. (L)	16,975	$681,037
Armstrong World Industries, Inc. (I)	1,199	52,600
Fortune Brands Home & Security, Inc. (I)	8,145	138,709
Simpson Manufacturing Company, Inc.	793	26,692
Trex Company, Inc. (I)	777	17,801
USG Corp. (I)(L)	2,160	21,946
		973,111
Commercial Services & Supplies - 0.76%
American Reprographics Company (I)	714	3,277
Cenveo, Inc. (I)	3,309	11,251
Clean Harbors, Inc. (I)	2,799	178,380
Consolidated Graphics, Inc. (I)	3,413	164,780
Corrections Corp. of America (I)	6,291	128,148
EnerNOC, Inc. (I)	1,171	12,729
Healthcare Services Group, Inc.	3,704	65,524
Herman Miller, Inc.	3,243	59,833
InnerWorkings, Inc. (I)(L)	1,777	16,544
Interface, Inc., Class A	1,716	19,803
KAR Auction Services, Inc. (I)	2,397	32,360
Knoll, Inc.	2,805	41,654
Mobile Mini, Inc. (I)(L)	2,242	39,123
Multi-Color Corp.	708	18,217
Progressive Waste Solutions, Ltd.	21,834	427,728
Rollins, Inc.	3,449	76,637
Standard Parking Corp. (I)	936	16,726
Swisher Hygiene, Inc. (I)(L)	2,307	8,628
SYKES Enterprises, Inc. (I)	2,487	38,946
Team, Inc. (I)	1,093	32,517
Tetra Tech, Inc. (I)	3,665	79,127
Unifirst Corp.	879	49,874
United Stationers, Inc.	2,476	80,619
		1,602,425
Construction & Engineering - 2.58%
Chicago Bridge & Iron Company NV	60,200	2,275,560
Dycom Industries, Inc. (I)	1,279	26,757
Furmanite Corp. (I)	2,077	13,106
MasTec, Inc. (I)	143,691	2,495,913
MYR Group, Inc. (I)	27,221	521,010
Pike Electric Corp. (I)	1,095	7,873
The Shaw Group, Inc. (I)	4,240	114,056
		5,454,275
Electrical Equipment - 2.15%
A123 Systems, Inc. (I)(L)	5,590	9,000
Acuity Brands, Inc.	1,273	67,469
American Superconductor Corp. (I)(L)	1,853	6,838
AZZ, Inc.	260	11,814
Belden, Inc.	82,080	2,731,622
Capstone Turbine Corp. (I)(L)	15,219	17,654
Ener1, Inc. (I)	28	1
EnerSys, Inc. (I)(L)	21,783	565,705
Franklin Electric Company, Inc.	1,155	50,312
General Cable Corp. (I)(L)	9,862	246,649
Global Power Equipment Group, Inc. (I)	944	22,420
GrafTech International, Ltd. (I)	2,388	32,596
II-VI, Inc. (I)(L)	26,733	490,818
Polypore International, Inc. (I)	2,044	89,916
Powell Industries, Inc. (I)	551	17,235
Thermon Group Holdings, Inc. (I)	692	12,193
Thomas & Betts Corp. (I)(L)	2,929	159,923
Vicor Corp.	1,243	9,894
		4,542,059
Industrial Conglomerates - 0.06%
Raven Industries, Inc.	1,007	62,333
Seaboard Corp. (I)	21	42,756
Standex International Corp.	733	25,047
		130,136
Machinery - 3.33%
Actuant Corp., Class A	8,758	198,719
Altra Holdings, Inc. (I)	1,575	29,657
American Railcar Industries, Inc. (I)	311	7,442
Astec Industries, Inc. (I)	1,131	36,430
Barnes Group, Inc.	2,775	66,905
Blount International, Inc. (I)	2,857	41,484
Chart Industries, Inc. (I)(L)	13,018	703,883
CLARCOR, Inc.	1,827	91,332
Colfax Corp. (I)(L)	1,406	40,043
Commercial Vehicle Group, Inc. (I)	757	6,843
Dynamic Materials Corp.	789	15,606
Energy Recovery, Inc. (I)	2,145	5,534
EnPro Industries, Inc. (I)(L)	19,177	632,457
ESCO Technologies, Inc.	1,562	44,954
Graco, Inc.	3,571	146,018
Greenbrier Companies, Inc. (I)	700	16,996
IDEX Corp.	4,876	180,948
John Bean Technologies Corp.	1,681	25,837
Kennametal, Inc.	2,386	87,137
Lincoln Electric Holdings, Inc.	4,694	183,629
Lindsay Corp. (L)	739	40,564
Meritor, Inc. (I)	5,260	27,983
Middleby Corp. (I)	1,045	98,272
Navistar International Corp. (I)	41,519	1,572,740
Nordson Corp.	3,379	139,147
Oshkosh Corp. (I)	3,478	74,360
PMFG, Inc. (I)	771	15,042
RBC Bearings, Inc. (I)	1,286	53,626
Robbins & Myers, Inc.	13,912	675,428
Sauer-Danfoss, Inc. (I)	709	25,673
Sun Hydraulics, Inc.	1,204	28,210
Tennant Company	1,000	38,870
The Gorman-Rupp Company	1,108	30,082
The Toro Company	1,799	109,127
Titan International, Inc. (L)	2,349	45,712
TriMas Corp. (I)	29,260	525,217
Twin Disc, Inc.	500	18,160
Valmont Industries, Inc.	660	59,921
Wabash National Corp. (I)	64,071	502,317
WABCO Holdings, Inc. (I)	1,380	59,892
Wabtec Corp. (L)	2,831	198,028
Woodward, Inc.	3,432	140,472
		7,040,697
Marine - 0.09%
Eagle Bulk Shipping, Inc. (I)(L)	1,315	1,234
Kirby Corp. (I)(L)	2,940	193,570
		194,804
Professional Services - 1.35%
Acacia Research (I)	2,515	91,823
CBIZ, Inc. (I)	1,276	7,796
CoStar Group, Inc. (I)(L)	1,485	99,094
Exponent, Inc. (I)	801	36,822
FTI Consulting, Inc. (I)(L)	17,883	758,597
Hill International, Inc. (I)	1,467	7,540
Huron Consulting Group, Inc. (I)	17,594	681,592
ICF International, Inc. (I)	1,164	28,844
Insperity, Inc.	1,399	35,465
Kforce, Inc. (I)	2,123	26,177

The accompanying notes are an integral part of the financial statements.

196

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Korn/Ferry International (I)	1,402	$23,918
Mistras Group, Inc. (I)	21,404	545,588
On Assignment, Inc. (I)	1,413	15,797
Pendrell Corp. (I)	8,456	21,647
Resources Connection, Inc.	2,672	28,296
RPX Corp. (I)	712	9,007
The Advisory Board Company (I)	951	70,574
The Corporate Executive Board Company (L)	2,028	77,267
The Dolan Company (I)	32,393	275,988
TrueBlue, Inc. (I)	1,269	17,614
		2,859,446
Road & Rail - 1.16%
AMERCO, Inc.	161	14,232
Avis Budget Group, Inc. (I)(L)	6,161	66,046
Celadon Group, Inc.	1,332	15,731
Dollar Thrifty Automotive Group, Inc. (I)	1,702	119,583
Genesee & Wyoming, Inc., Class A (I)	9,291	562,849
Heartland Express, Inc. (L)	3,192	45,614
Knight Transportation, Inc.	3,545	55,444
Landstar System, Inc.	11,350	543,892
Marten Transport, Ltd.	16,932	304,607
Old Dominion Freight Line, Inc. (I)	16,366	663,314
Patriot Transportation Holding, Inc. (I)	113	2,452
RailAmerica, Inc. (I)	894	13,312
Roadrunner Transportation Systems, Inc. (I)	802	11,332
Swift Transporation Company (I)	4,653	38,341
Zipcar, Inc. (I)	688	9,233
		2,465,982
Trading Companies & Distributors - 1.52%
Air Lease Corp. (I)(L)	4,063	96,334
Applied Industrial Technologies, Inc.	2,251	79,168
Beacon Roofing Supply, Inc. (I)(L)	28,119	568,847
DXP Enterprises, Inc. (I)	10,609	341,610
H&E Equipment Services, Inc. (I)	1,647	22,103
Kaman Corp., Class A	462	12,622
RSC Holdings, Inc. (I)	3,347	61,920
Rush Enterprises, Inc., Class A (I)	21,698	453,922
Titan Machinery, Inc. (I)	971	21,100
United Rentals, Inc. (I)(L)	3,675	108,596
Watsco, Inc.	972	63,822
WESCO International, Inc. (I)(L)	26,166	1,387,060
		3,217,104
		38,744,009
Information Technology - 24.02%
Communications Equipment - 1.44%
ADTRAN, Inc.	3,593	108,365
Anaren, Inc. (I)	293	4,870
Aruba Networks, Inc. (I)(L)	18,509	342,787
Blue Coat Systems, Inc. (I)	2,482	63,167
Calix, Inc. (I)	1,372	8,877
Ciena Corp. (I)	5,684	68,776
Digi International, Inc. (I)	1,499	16,729
Extreme Networks, Inc. (I)	4,902	14,314
Finisar Corp. (I)(L)	5,317	89,033
Globecomm Systems, Inc. (I)	1,206	16,498
Infinera Corp. (I)(L)	5,902	37,065
InterDigital, Inc. (L)	15,037	655,162
Ixia (I)	2,236	23,500
JDS Uniphase Corp. (I)	13,387	139,760
Loral Space & Communications, Inc. (I)	559	36,268
Meru Networks, Inc. (I)	616	2,544
Netgear, Inc. (I)(L)	1,430	48,005
Oclaro, Inc. (I)	2,986	8,421
Plantronics, Inc. (L)	2,742	97,725
Powerwave Technologies, Inc. (I)(L)	1,205	2,506
Procera Networks, Inc. (I)	14,400	224,352
RADWARE, Ltd., ADR (I)	15,196	444,483
ShoreTel, Inc. (I)	1,814	11,573
Sonus Networks, Inc. (I)(L)	189,725	455,340
Sycamore Networks, Inc. (I)	636	11,384
Viasat, Inc. (I)(L)	2,348	108,290
		3,039,794
Computers & Peripherals - 1.00%
3D Systems Corp. (I)(L)	2,516	36,230
Cray, Inc. (I)	1,927	12,468
Fusion-io, Inc. (I)	1,520	36,784
Intevac, Inc. (I)	672	4,973
NetApp, Inc. (I)	47,330	1,716,659
Novatel Wireless, Inc. (I)	656	2,053
OCZ Technology Group, Inc. (I)(L)	2,737	18,092
QLogic Corp. (I)	6,102	91,530
Quantum Corp. (I)	12,925	31,020
Silicon Graphics International Corp. (I)	1,659	19,012
STEC, Inc. (I)	2,499	21,466
Stratasys, Inc. (I)(L)	1,180	35,884
Super Micro Computer, Inc. (I)(L)	1,600	25,088
Synaptics, Inc. (I)	1,933	58,280
		2,109,539
Electronic Equipment, Instruments & Components - 2.59%
Agilysys, Inc. (I)	877	6,972
Anixter International, Inc. (I)	1,742	103,893
Badger Meter, Inc.	846	24,898
Brightpoint, Inc. (I)	164,760	1,772,818
Cognex Corp. (L)	1,173	41,982
Daktronics, Inc.	730	6,986
DTS, Inc. (I)(L)	1,009	27,485
Echelon Corp. (I)	1,873	9,122
Fabrinet (I)	1,112	15,212
FARO Technologies, Inc. (I)	975	44,850
FEI Company (I)	2,298	93,712
Insight Enterprises, Inc. (I)	99,110	1,515,392
IPG Photonics Corp. (I)	1,672	56,631
Maxwell Technologies, Inc. (I)(L)	21,708	352,538
Measurement Specialties, Inc. (I)	845	23,626
Mercury Computer Systems, Inc. (I)	1,778	23,630
Multi-Fineline Electronix, Inc. (I)	570	11,714
National Instruments Corp.	5,641	146,384
Newport Corp. (I)	21,526	292,969
OSI Systems, Inc. (I)	13,442	655,701
Power-One, Inc. (I)(L)	3,760	14,702
Pulse Electronics Corp.	2,315	6,482
RealD, Inc. (I)	2,228	17,690
Rofin-Sinar Technologies, Inc. (I)	1,671	38,182
Rogers Corp. (I)	331	12,201
Scansource, Inc. (I)	1,592	57,312
Universal Display Corp. (I)(L)	2,406	88,276
Viasystems Group, Inc. (I)	196	3,316
X-Rite, Inc. (I)	2,518	11,684
		5,476,360
Internet Software & Services - 4.87%
Active Network, Inc. (I)	795	10,812
Ancestry.com, Inc. (I)(L)	1,734	39,813
AOL, Inc. (I)(L)	6,280	94,828
Bankrate, Inc. (I)	1,762	37,883
comScore, Inc. (I)	1,496	31,715

The accompanying notes are an integral part of the financial statements.

197

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Constant Contact, Inc. (I)(L)	66,551	$1,544,649
Cornerstone Ondemand, Inc. (I)	1,408	25,682
DealerTrack Holdings, Inc. (I)	20,444	557,303
Demand Media, Inc. (I)	1,721	11,445
Dice Holdings, Inc. (I)	2,760	22,880
Digital River, Inc. (I)	2,329	34,982
Envestnet, Inc. (I)	606	7,248
Equinix, Inc. (I)	28,952	2,935,733
Internap Network Services Corp. (I)	2,938	17,452
IntraLinks Holdings, Inc. (I)	1,446	9,023
j2 Global Communications, Inc.	22,356	629,098
Keynote Systems, Inc.	858	17,623
KIT Digital, Inc. (I)(L)	2,412	20,381
Limelight Networks, Inc. (I)(L)	3,982	11,787
LinkedIn Corp., Class A (I)(L)	1,067	67,232
Liquidity Services, Inc. (I)	1,079	39,815
LivePerson, Inc. (I)	56,914	714,271
LogMeIn, Inc. (I)	1,064	41,017
LoopNet, Inc. (I)	1,664	30,418
Marchex, Inc., Class B	1,352	8,450
MercadoLibre, Inc.	1,684	133,945
Monster Worldwide, Inc. (I)(L)	7,207	57,152
Move, Inc. (I)	1,171	7,401
NIC, Inc.	26,471	352,329
Open Text Corp. (I)(L)	7,476	382,323
OpenTable, Inc. (I)(L)	975	38,152
Perficient, Inc. (I)	1,712	17,137
QuinStreet, Inc. (I)	1,527	14,293
Responsys, Inc. (I)	691	6,143
RightNow Technologies, Inc. (I)	1,463	62,514
Sciquest, Inc. (I)	844	12,044
Stamps.com, Inc. (I)	629	16,436
Travelzoo, Inc. (I)(L)	341	8,382
ValueClick, Inc. (I)(L)	49,776	810,851
VistaPrint NV (I)(L)	26,137	799,792
Vocus, Inc. (I)	1,161	25,646
WebMD Health Corp. (I)	3,271	122,826
XO Group, Inc. (I)	1,513	12,618
Zix Corp. (I)	167,330	471,871
		10,313,395
IT Services - 3.31%
Acxiom Corp. (I)	4,783	58,400
Alliance Data Systems Corp. (I)(L)	28,960	3,007,206
Cardtronics, Inc. (I)	2,172	58,774
Cass Information Systems, Inc.	515	18,741
Ciber, Inc. (I)	1,984	7,658
CSG Systems International, Inc. (I)	2,030	29,861
DST Systems, Inc.	1,093	49,753
Echo Global Logistics, Inc. (I)	655	10,578
Euronet Worldwide, Inc. (I)	9,049	167,226
ExlService Holdings, Inc. (I)	1,279	28,611
FleetCor Technologies, Inc. (I)	1,651	49,315
Forrester Research, Inc. (I)	932	31,632
Gartner, Inc. (I)	5,099	177,292
Heartland Payment Systems, Inc.	2,301	56,052
Higher One Holdings, Inc. (I)(L)	1,838	33,893
iGate Corp. (I)	1,826	28,723
Jack Henry & Associates, Inc.	4,818	161,933
MAXIMUS, Inc.	2,026	83,775
Moneygram International, Inc. (I)	653	11,591
NCI, Inc. (I)	452	5,266
NeuStar, Inc., Class A (I)	10,971	374,879
Sapient Corp.	6,530	82,278
ServiceSource International, Inc. (I)	1,396	21,903
Syntel, Inc.	980	45,835
TeleTech Holdings, Inc. (I)	12,834	207,911
TNS, Inc. (I)	972	17,224
Unisys Corp. (I)	2,279	44,919
VeriFone Systems, Inc. (I)	44,810	1,591,651
Virtusa Corp. (I)	978	14,161
Wright Express Corp. (I)	9,818	532,921
		7,009,962
Office Electronics - 0.05%
Zebra Technologies Corp., Class A (I)	3,161	113,101
Semiconductors & Semiconductor Equipment - 5.09%
Anadigics, Inc. (I)	2,587	5,666
Applied Micro Circuits Corp. (I)	3,772	25,348
Cabot Microelectronics Corp. (I)	1,367	64,591
Cavium Inc. (I)	17,099	486,125
Ceva, Inc. (I)	1,373	41,547
Cirrus Logic, Inc. (I)(L)	3,637	57,646
CSR PLC, ADR (I)	200	2,286
Cymer, Inc. (I)(L)	1,106	55,035
Cypress Semiconductor Corp. (I)	3,354	56,649
Diodes, Inc. (I)(L)	29,916	637,211
Entropic Communications, Inc. (I)(L)	4,563	23,317
EZchip Semiconductor, Ltd. (I)(L)	17,720	502,008
Fairchild Semiconductor International, Inc. (I)	109,230	1,315,129
FormFactor, Inc. (I)	1,049	5,308
GT Advanced Technologies Inc. (I)(L)	7,427	53,771
Hittite Microwave Corp. (I)	1,655	81,724
Inphi Corp. (I)	1,126	13,467
Integrated Device Technology, Inc. (I)	8,576	46,825
IXYS Corp. (I)	1,479	16,018
Kopin Corp. (I)	3,743	14,523
Kulicke & Soffa Industries, Inc. (I)	38,150	352,888
Lattice Semiconductor Corp. (I)	73,244	435,069
Magnachip Semiconductor Corp. (I)	1,035	7,742
Maxlinear, Inc., Class A (I)	1,076	5,111
Mellanox Technologies, Ltd. (I)	16,612	539,724
Micrel, Inc.	3,102	31,361
Microsemi Corp. (I)	5,088	85,224
MIPS Technologies, Inc. (I)	72,039	321,294
Monolithic Power Systems, Inc. (I)(L)	163,154	2,458,731
Nanometrics, Inc. (I)(L)	1,140	20,999
Netlogic Microsystems, Inc. (I)	3,645	180,683
Nova Measuring Instruments, Ltd. (I)	43,930	323,764
NVE Corp. (I)	7,374	409,478
Omnivision Technologies, Inc. (I)	1,226	15,000
Pericom Semiconductor Corp. (I)	477	3,630
PMC-Sierra, Inc. (I)	4,799	26,442
Power Integrations, Inc. (L)	1,706	56,571
Rambus, Inc. (I)	6,041	45,610
RF Micro Devices, Inc. (I)(L)	16,222	87,599
Rubicon Technology, Inc. (I)	541	5,080
Semtech Corp. (I)	3,836	95,210
Sigma Designs, Inc. (I)	894	5,364
Silicon Image, Inc. (I)	92,877	436,522
Silicon Laboratories, Inc. (I)	2,468	107,161
Standard Microsystems Corp. (I)	1,362	35,099
STR Holdings, Inc. (I)	852	7,012
SunPower Corp. (I)	815	5,077
Teradyne, Inc. (I)(L)	10,926	148,921
Tessera Technologies, Inc. (I)	3,008	50,384
TriQuint Semiconductor, Inc. (I)(L)	122,263	595,421
Ultratech, Inc. (I)	1,506	37,002
Veeco Instruments, Inc. (I)(L)	1,566	32,573

The accompanying notes are an integral part of the financial statements.

198

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Volterra Semiconductor Corp. (I)	11,953	$306,116
		10,778,056
Software - 5.67%
Accelrys, Inc. (I)	3,243	21,793
ACI Worldwide, Inc. (I)(L)	24,126	690,969
Actuate Corp. (I)	2,491	14,597
Advent Software, Inc. (I)	1,994	48,574
Allot Communications, Ltd. (I)	22,590	343,368
Ariba, Inc. (I)	5,724	160,730
Aspen Technology, Inc. (I)	2,617	45,405
Blackbaud, Inc.	2,618	72,519
Bottomline Technologies, Inc. (I)	2,014	46,664
BroadSoft, Inc. (I)(L)	15,498	468,040
Cadence Design Systems, Inc. (I)	15,791	164,226
Clicksoftware Technologies, Ltd.	53,799	515,932
CommVault Systems, Inc. (I)	16,181	691,252
Compuware Corp. (I)(L)	4,492	37,373
Concur Technologies, Inc. (I)	2,694	136,828
Deltek, Inc. (I)	423	4,154
DemandTec, Inc. (I)	1,911	25,168
Ebix, Inc. (L)	2,197	48,554
EPIQ Systems, Inc.	1,886	22,670
Fortinet, Inc. (I)	5,392	117,600
Interactive Intelligence Group (I)	29,113	667,270
JDA Software Group, Inc. (I)	14,308	463,436
Kenexa Corp. (I)	1,508	40,264
Magma Design Automation, Inc. (I)	3,808	27,341
Manhattan Associates, Inc. (I)	1,241	50,236
Mentor Graphics Corp. (I)(L)	38,020	515,551
MicroStrategy, Inc., Class A (I)	482	52,210
Monotype Imaging Holdings, Inc. (I)	22,556	351,648
Motricity, Inc. (I)(L)	1,373	1,236
Netscout Systems, Inc. (I)(L)	30,167	530,939
NetSuite, Inc. (I)	1,381	56,000
NICE Systems, Ltd., ADR (I)(L)	15,853	546,136
Opnet Technologies, Inc. (L)	20,578	754,595
Parametric Technology Corp. (I)	35,930	656,082
Pegasystems, Inc. (L)	991	29,135
Progress Software Corp. (I)	3,924	75,929
PROS Holdings, Inc. (I)	1,188	17,677
QLIK Technologies, Inc. (I)	4,385	106,117
Quest Software, Inc. (I)	3,529	65,639
RealPage, Inc. (I)	2,078	52,511
Rosetta Stone, Inc. (I)	684	5,219
Rovi Corp. (I)	81,580	2,005,236
S1 Corp. (I)	3,048	29,169
Seachange International, Inc. (I)	1,521	10,693
SolarWinds, Inc. (I)	2,994	83,682
Sourcefire, Inc. (I)(L)	1,683	54,496
SS&C Technologies Holdings, Inc. (I)	2,005	36,210
SuccessFactors, Inc. (I)	4,408	175,747
Synchronoss Technologies, Inc. (I)	1,568	47,369
Take-Two Interactive Software, Inc. (I)	4,328	58,644
Taleo Corp. (I)	2,425	93,823
TeleNav, Inc. (I)	491	3,835
TiVo, Inc. (I)	7,067	63,391
Tyler Technologies, Inc. (I)	1,584	47,694
Ultimate Software Group, Inc. (I)	6,283	409,149
VASCO Data Security International, Inc. (I)	1,787	11,651
Verint Systems, Inc. (I)	1,123	30,927
VirnetX Holding Corp. (I)(L)	2,067	51,613
Websense, Inc. (I)	2,334	43,716
		11,998,632
		50,838,839
Materials - 3.93%
Chemicals - 2.79%
Balchem Corp.	11,916	483,075
Calgon Carbon Corp. (I)	3,316	52,094
Flotek Industries, Inc. (I)	1,803	17,958
FMC Corp. (L)	23,110	1,988,384
Hawkins, Inc.	519	19,130
Innospec, Inc. (I)	1,255	35,228
Intrepid Potash, Inc. (I)(L)	3,091	69,949
Koppers Holdings, Inc.	1,209	41,541
Kraton Performance Polymers, Inc. (I)	27,775	563,833
Kronos Worldwide, Inc. (L)	34,566	623,571
LSB Industries, Inc. (I)	1,047	29,347
NewMarket Corp. (L)	4,170	826,119
Omnova Solutions, Inc. (I)	1,200	5,532
PolyOne Corp.	3,561	41,130
Rockwood Holdings, Inc. (I)	3,825	150,590
Sensient Technologies Corp. (L)	15,372	582,599
Solutia, Inc.	7,179	124,053
Spartech Corp. (I)	904	4,276
Stepan Company	168	13,467
Tredegar Industries, Inc.	464	10,310
W.R. Grace & Company (I)	4,326	198,650
Zep, Inc.	1,094	15,294
Zoltek Companies, Inc. (I)(L)	1,729	13,175
		5,909,305
Construction Materials - 0.01%
Headwaters, Inc. (I)	1,250	2,775
Texas Industries, Inc.	375	11,543
United States Lime & Minerals, Inc. (I)	131	7,874
		22,192
Containers & Packaging - 0.29%
Graphic Packaging Holding Company (I)	7,984	34,012
Silgan Holdings, Inc.	12,940	500,002
Temple-Inland, Inc.	2,232	70,777
		604,791
Metals & Mining - 0.27%
Allied Nevada Gold Corp. (I)	4,978	150,734
Carpenter Technology Corp.	908	46,744
General Moly, Inc. (I)(L)	3,490	10,784
Globe Specialty Metals, Inc.	3,536	47,347
Gold Resource Corp.	1,211	25,734
Golden Minerals Company (I)	577	3,352
Haynes International, Inc.	358	19,547
Materion Corp. (I)	1,140	27,679
Midway Gold Corp. (I)	4,252	8,972
Paramount Gold and Silver Corp. (I)(L)	3,891	8,327
Royal Gold, Inc.	3,041	205,055
US Gold Corp. (I)(L)	6,969	23,416
		577,691
Paper & Forest Products - 0.57%
Buckeye Technologies, Inc. (L)	18,336	613,156
Clearwater Paper Corp. (I)	1,352	48,145
Deltic Timber Corp. (L)	627	37,865
KapStone Paper and Packaging Corp. (I)	26,509	417,252
P.H. Glatfelter Company	938	13,245
Schweitzer-Mauduit International, Inc.	946	62,871

The accompanying notes are an integral part of the financial statements.

199

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
Wausau Paper Corp.	2,742	$22,649
		1,215,183
		8,329,162
Telecommunication Services - 3.69%
Diversified Telecommunication Services - 2.08%
AboveNet, Inc. (I)	10,949	711,794
Alaska Communications Systems Group, Inc.	927	2,790
Atlantic Tele-Network, Inc.	382	14,917
Boingo Wireless, Inc. (I)	389	3,345
Cbeyond, Inc. (I)	54,163	433,846
Cincinnati Bell, Inc. (I)	5,522	16,732
Cogent Communications Group, Inc. (I)	157,887	2,666,711
General Communication, Inc., Class A (I)	1,870	18,307
IDT Corp., Class B	499	4,681
inContact, Inc. (I)	58,960	261,193
Lumos Networks Corp.	327	5,016
Neutral Tandem, Inc. (I)	1,752	18,729
Premiere Global Services, Inc. (I)	1,857	15,729
TW Telecom, Inc. (I)	8,403	162,850
Vonage Holdings Corp. (I)	8,599	21,068
Windstream Corp.	3,534	41,489
		4,399,197
Wireless Telecommunication Services - 1.61%
Clearwire Corp. (I)	8,766	17,006
NTELOS Holdings Corp.	327	6,664
SBA Communications Corp., Class A (I)(L)	78,730	3,382,241
		3,405,911
		7,805,108
Utilities - 0.14%
Electric Utilities - 0.11%
ITC Holdings Corp. (L)	3,012	228,551
Independent Power Producers & Energy Traders - 0.03%
Dynegy, Inc. (I)(L)	2,024	5,606
GenOn Energy, Inc. (I)	22,665	59,156
		64,762
		293,313
TOTAL COMMON STOCKS (Cost $195,838,868)		$207,385,666

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$400	$262
TOTAL CORPORATE BONDS (Cost $324)		$262

WARRANTS - 0.00%
Energy - 0.00%
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	8,357	2,816
TOTAL WARRANTS (Cost $0)		$2,816

SECURITIES LENDING COLLATERAL - 22.79%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	4,821,281	48,245,593
TOTAL SECURITIES LENDING
COLLATERAL (Cost $48,239,974)		$48,245,593

SHORT-TERM INVESTMENTS - 0.79%
Money Market Funds - 0.41%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	873,999	873,999
U.S. Government Agency - 0.38%
Federal Home Loan Bank Discount Notes,
0.0074% *	$600,000	$599,989
Federal Home Loan Mortgege Corp. Discount
Notes, 0.0097% *	200,000	199,996
		799,985
TOTAL SHORT-TERM INVESTMENTS (Cost $1,673,984)		$1,673,984
Total Investments (Smaller Company Growth Trust)
(Cost $245,753,150) - 121.55%		$257,308,321
Other assets and liabilities, net - (21.55%)		(45,623,693)
TOTAL NET ASSETS - 100.00%		$211,684,628

U.S. Equity Trust (formerly U.S. Multi Sector Trust)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.16%
Consumer Discretionary - 7.56%
Auto Components - 0.02%
The Goodyear Tire & Rubber Company (I)	6,200	$87,853
Visteon Corp. (I)	1,500	74,910
		162,763
Automobiles - 0.17%
General Motors Company (I)	65,200	1,321,604
Distributors - 0.17%
Genuine Parts Company (L)	21,900	1,340,280
Diversified Consumer Services - 0.36%
Apollo Group, Inc., Class A (I)	32,900	1,772,323
Bridgepoint Education, Inc. (I)(L)	3,500	80,500
Career Education Corp. (I)	14,500	115,565
DeVry, Inc.	3,100	119,226
Education Management Corp. (I)(L)	3,400	95,166
H&R Block, Inc.	20,800	339,664
ITT Educational Services, Inc. (I)(L)	1,130	64,286
Weight Watchers International, Inc.	3,200	176,032
		2,762,762
Hotels, Restaurants & Leisure - 2.48%
Buffalo Wild Wings, Inc. (I)(L)	1,200	81,012
Chipotle Mexican Grill, Inc. (I)(L)	260	87,812
Domino’s Pizza, Inc. (I)	2,200	74,690
Einstein Noah Restaurant Group, Inc.	6,900	109,158
McDonald’s Corp.	174,301	17,487,619
Multimedia Games
Holding Company, Inc. (I)(L)	11,400	90,516
Panera Bread Company, Class A (I)	3,070	434,252
Ruth’s Hospitality Group, Inc. (I)(L)	15,200	75,544
Six Flags Entertainment Corp.	2,000	82,480
Starbucks Corp.	8,400	386,484
Wynn Resorts, Ltd.	1,890	208,826
		19,118,393
Household Durables - 0.11%
Garmin, Ltd. (L)	4,300	171,183
KB Home (L)	59,324	398,657
Mohawk Industries, Inc. (I)	1,400	83,790

The accompanying notes are an integral part of the financial statements.

200

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
NVR, Inc. (I)	117	$80,262
Tempur-Pedic International, Inc. (I)	1,300	68,289
Tupperware Brands Corp.	1,200	67,164
		869,345
Internet & Catalog Retail - 0.19%
Amazon.com, Inc. (I)	4,160	720,096
Expedia, Inc. (L)	2,850	82,707
Liberty Media Corp. - Interactive, Series A (I)	16,200	262,683
priceline.com, Inc. (I)	710	332,074
Tripadvisor, Inc. (I)(L)	2,850	71,849
		1,469,409
Leisure Equipment & Products - 0.01%
Johnson Outdoors, Inc. (I)	4,600	70,610
Media - 0.53%
Arbitron, Inc.	1,800	61,938
CBS Corp., Class B	23,100	626,934
Charter Communications, Inc., Class A (I)	8,100	461,214
Clear Channel Outdoor
Holdings, Inc., Class A (I)	5,500	69,025
DIRECTV, Class A (I)	5,500	235,180
DISH Network Corp.	15,200	432,896
Gannett Company, Inc. (L)	16,000	213,920
Lamar Advertising Company, Class A (I)	3,600	99,000
News Corp., Class A	14,100	251,544
The McGraw-Hill Companies, Inc.	18,000	809,460
The Washington Post Company, Class B (L)	184	69,333
Time Warner, Inc.	11,133	402,347
Viacom, Inc., Class B	7,700	349,657
		4,082,448
Multiline Retail - 0.60%
Big Lots, Inc. (I)	2,400	90,624
Dillard’s, Inc., Class A	1,700	76,296
Dollar Tree, Inc. (I)	20,100	1,670,511
Family Dollar Stores, Inc.	15,200	876,432
J.C. Penney Company, Inc.	5,400	189,810
Sears Holdings Corp. (I)(L)	9,500	301,910
Target Corp.	27,200	1,393,184
		4,598,767
Specialty Retail - 1.38%
Aaron’s, Inc.	3,100	82,708
Abercrombie & Fitch Company, Class A	2,400	117,216
Advance Auto Parts, Inc.	11,600	807,708
Aeropostale, Inc. (I)(L)	5,300	80,825
AutoNation, Inc. (I)(L)	9,700	357,639
AutoZone, Inc. (I)	550	178,734
Barnes & Noble, Inc. (L)	5,100	73,848
Best Buy Company, Inc.	21,900	511,803
Big 5 Sporting Goods Corp.	10,500	109,620
Build-A-Bear Workshop, Inc. (I)	11,500	97,290
Destination Maternity Corp.	5,400	90,288
GameStop Corp., Class A (I)(L)	9,600	231,648
Genesco, Inc. (I)	1,300	80,262
Group 1 Automotive, Inc. (L)	2,000	103,600
Jos A. Bank Clothiers, Inc. (I)	1,800	87,768
Lowe’s Companies, Inc.	31,000	786,780
Orchard Supply Hardware Stores Corp. (I)	429	0
Penske Automotive Group, Inc. (L)	2,600	50,050
Rent-A-Center, Inc.	1,200	44,400
Ross Stores, Inc.	41,400	1,967,742
The Gap, Inc. (L)	13,000	241,150
Tiffany & Company	1,000	66,260
TJX Companies, Inc.	66,200	4,273,210
Tractor Supply Company	1,300	91,195
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,300	84,396
		10,616,140
Textiles, Apparel & Luxury Goods - 1.54%
Coach, Inc.	38,400	2,343,936
Deckers Outdoor Corp. (I)	930	70,280
Fossil, Inc. (I)	6,040	479,334
NIKE, Inc., Class B	77,300	7,449,401
Steven Madden, Ltd. (I)	2,850	98,325
VF Corp. (L)	11,700	1,485,783
		11,927,059
		58,339,580
Consumer Staples - 24.13%
Beverages - 5.80%
Brown Forman Corp., Class B (L)	22,500	1,811,475
Coca-Cola Enterprises, Inc.	2,800	72,184
Hansen Natural Corp. (I)	18,500	1,704,590
PepsiCo, Inc.	253,876	16,844,673
The Coca-Cola Company	348,200	24,363,554
		44,796,476
Food & Staples Retailing - 6.08%
Costco Wholesale Corp.	25,600	2,132,992
CVS Caremark Corp.	54,700	2,230,666
Safeway, Inc. (L)	13,700	288,248
SUPERVALU, Inc. (L)	9,279	75,345
Sysco Corp. (L)	93,500	2,742,355
The Kroger Company	41,600	1,007,552
Wal-Mart Stores, Inc. (L)	546,503	32,659,019
Walgreen Company	169,100	5,590,446
Whole Foods Market, Inc.	3,200	222,656
		46,949,279
Food Products - 2.15%
Campbell Soup Company (L)	32,800	1,090,272
ConAgra Foods, Inc.	8,400	221,760
Dean Foods Company (I)	8,800	98,560
Farmer Brothers Company	10,200	77,928
Flowers Foods, Inc. (L)	24,250	460,265
General Mills, Inc.	102,800	4,154,148
Green Mountain Coffee Roasters, Inc. (I)(L)	3,910	175,364
H.J. Heinz Company (L)	29,600	1,599,584
Hormel Foods Corp.	41,700	1,221,393
Kellogg Company	47,300	2,391,961
Kraft Foods, Inc., Class A	18,300	683,688
McCormick & Company, Inc., Non
Voting Shares	20,300	1,023,526
Ralcorp Holdings, Inc. (I)	2,100	179,550
Smithfield Foods, Inc. (I)	3,400	82,552
The Hershey Company	37,900	2,341,462
The J.M. Smucker Company	9,400	734,798
Tyson Foods, Inc., Class A	3,700	76,368
		16,613,179
Household Products - 5.52%
Church & Dwight Company, Inc.	25,100	1,148,576
Clorox Company	19,700	1,311,232
Colgate-Palmolive Company	83,200	7,686,848
Kimberly-Clark Corp.	50,900	3,744,204
Spectrum Brands Holdings, Inc. (I)	3,000	82,200

The accompanying notes are an integral part of the financial statements.

201

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products (continued)
The Procter & Gamble Company	430,000	$28,685,300
		42,658,360
Personal Products - 0.73%
Avon Products, Inc.	39,500	690,065
Herbalife, Ltd.	22,400	1,157,408
Nu Skin Enterprises, Inc., Class A	4,400	213,708
The Estee Lauder Companies, Inc., Class A	31,671	3,557,287
		5,618,468
Tobacco - 3.85%
Lorillard, Inc.	25,490	2,905,860
Philip Morris International, Inc.	297,569	23,353,215
Reynolds American, Inc.	81,100	3,359,162
Universal Corp. (L)	1,800	82,728
		29,700,965
		186,336,727
Energy - 3.15%
Energy Equipment & Services - 0.32%
Atwood Oceanics, Inc. (I)	2,400	95,496
Baker Hughes, Inc.	6,900	335,616
CARBO Ceramics, Inc. (L)	490	60,432
Gulfmark Offshore, Inc., Class A (I)	1,200	50,412
Halliburton Company	17,600	607,376
Helmerich & Payne, Inc.	1,200	70,032
Key Energy Services, Inc. (I)	5,000	77,350
Nabors Industries, Ltd. (I)	4,100	71,094
National Oilwell Varco, Inc.	5,900	401,141
Oil States International, Inc. (I)	1,000	76,370
Patterson-UTI Energy, Inc.	2,800	55,944
Schlumberger, Ltd.	7,510	513,008
Weatherford International, Ltd. (I)	4,000	58,560
		2,472,831
Oil, Gas & Consumable Fuels - 2.83%
Anadarko Petroleum Corp.	5,800	442,714
Apache Corp.	8,010	725,546
Cabot Oil & Gas Corp.	3,200	242,880
Chesapeake Energy Corp.	2,700	60,183
Chevron Corp.	61,910	6,587,224
ConocoPhillips	49,400	3,599,778
CVR Energy, Inc. (I)	3,900	73,047
El Paso Corp.	9,800	260,386
Energy Partners, Ltd. (I)	7,000	102,200
EQT Corp.	3,300	180,807
EXCO Resources, Inc.	6,500	67,925
Exxon Mobil Corp.	70,700	5,992,532
Golar LNG, Ltd.	2,300	102,235
HollyFrontier Corp.	5,600	131,040
Marathon Oil Corp.	28,000	819,560
Occidental Petroleum Corp.	6,335	593,590
Plains Exploration & Production Company (I)	2,200	80,784
Range Resources Corp.	4,300	266,342
SemGroup Corp., Class A (I)	2,400	62,544
SM Energy Company	1,100	80,410
Stone Energy Corp. (I)(L)	3,100	81,778
Sunoco, Inc.	2,000	82,040
Tesoro Corp. (I)	3,300	77,088
The Williams Companies, Inc.	12,400	409,448
Valero Energy Corp.	23,700	498,885
W&T Offshore, Inc.	3,800	80,598
Western Refining, Inc. (I)	4,100	54,489
World Fuel Services Corp.	2,100	88,158
		21,844,211
		24,317,042
Financials - 1.63%
Capital Markets - 0.04%
GAMCO Investors, Inc., Class A	1,900	82,631
Janus Capital Group, Inc. (L)	10,400	65,624
Jefferies Group, Inc. (L)	6,600	90,750
Safeguard Scientifics, Inc. (I)	5,900	93,161
		332,166
Commercial Banks - 0.13%
Bancorp, Inc. (I)	10,000	72,300
CapitalSource, Inc.	12,000	80,400
Central Pacific Financial Corp. (I)	6,500	83,980
CIT Group, Inc. (I)	6,200	216,194
First Connecticut Bancorp, Inc.	5,900	76,759
OmniAmerican Bancorp, Inc. (I)	6,500	102,050
PNC Financial Services Group, Inc.	4,100	236,447
State Bank Financial Corp. (I)	5,400	81,594
West Coast Bancorp (I)	4,600	71,760
		1,021,484
Consumer Finance - 0.29%
Advance America Cash Advance Centers, Inc.	9,200	82,340
American Express Company	15,100	712,267
Capital One Financial Corp.	10,700	452,503
Cash America International, Inc. (L)	1,900	88,597
Credit Acceptance Corp. (I)	800	65,824
Discover Financial Services	9,800	235,200
EZCORP, Inc., Class A (I)	1,500	39,555
First Cash Financial Services, Inc. (I)	2,900	101,761
SLM Corp.	28,400	380,560
World Acceptance Corp. (I)	900	66,150
		2,224,757
Diversified Financial Services - 0.28%
Bank of America Corp.	169,287	941,236
Citigroup, Inc.	10,500	276,255
JPMorgan Chase & Company	15,800	525,350
Leucadia National Corp.	3,200	72,768
Marlin Business Services Corp.	6,600	83,820
Moody’s Corp. (L)	6,900	232,392
		2,131,821
Insurance - 0.71%
Allied World Assurance
Company Holdings, Ltd.	1,300	81,809
American Financial Group, Inc.	1,600	59,024
American International Group, Inc. (I)	7,600	176,320
Amtrust Financial Services, Inc. (L)	3,200	76,000
AON Corp.	7,800	365,040
Aspen Insurance Holdings, Ltd.	3,500	92,750
Assurant, Inc.	12,900	529,674
Axis Capital Holdings, Ltd.	2,400	76,704
Chubb Corp.	3,600	249,192
CNO Financial Group, Inc. (I)	21,100	133,141
Employers Holdings, Inc.	4,700	85,023
Endurance Specialty Holdings, Ltd.	1,600	61,200
Fidelity National Financial, Inc., Class A	4,700	74,871
Genworth Financial, Inc., Class A (I)	32,800	214,840
Hartford Financial Services Group, Inc.	12,300	199,875
Hilltop Holdings, Inc. (I)	7,100	59,995

The accompanying notes are an integral part of the financial statements.

202

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Kemper Corp.	2,900	$84,709
MBIA, Inc. (I)(L)	7,200	83,448
Old Republic International Corp. (L)	13,900	128,853
PartnerRe, Ltd.	1,100	70,631
Presidential Life Corp.	7,400	73,926
Primerica, Inc.	3,200	74,368
ProAssurance Corp.	900	71,838
Prudential Financial, Inc.	10,000	501,200
Reinsurance Group of America, Inc.	1,400	73,150
RenaissanceRe Holdings, Ltd.	900	66,933
Safety Insurance Group, Inc.	1,800	72,864
Symetra Financial Corp.	7,000	63,490
The Travelers Companies, Inc.	24,100	1,425,997
Transatlantic Holdings, Inc.	1,400	76,622
Validus Holdings, Ltd.	2,800	88,200
		5,491,687
Real Estate Investment Trusts - 0.09%
Annaly Capital Management, Inc. (L)	15,700	250,572
Getty Realty Corp. (L)	3,200	44,640
Gyrodyne Company of America, Inc. (I)	730	74,190
iStar Financial, Inc. (I)(L)	13,500	71,415
Omega Healthcare Investors, Inc.	4,200	81,270
One Liberty Properties, Inc.	4,800	79,200
Pennymac Mortgage Investment Trust	3,200	53,184
Winthrop Realty Trust	6,200	63,054
		717,525
Real Estate Management & Development - 0.03%
Forest City Enterprises, Inc., Class A (I)	5,900	69,738
Tejon Ranch Company (I)	3,400	83,232
The Howard Hughes Corp. (I)	11	486
The St. Joe Company (I)(L)	4,000	58,640
		212,096
Thrifts & Mortgage Finance - 0.06%
Capitol Federal Financial, Inc.	6,800	78,472
Fox Chase Bancorp, Inc.	7,800	98,514
Franklin Financial Corp./VA (I)	6,500	76,960
Hudson City Bancorp, Inc. (L)	12,400	77,500
Oritani Financial Corp.	7,400	94,498
		425,944
		12,557,480
Health Care - 30.02%
Biotechnology - 2.88%
Amgen, Inc.	179,500	11,525,695
AVEO Pharmaceuticals, Inc. (I)	5,800	99,760
Biogen Idec, Inc. (I)	33,550	3,692,178
Celgene Corp. (I)	3,700	250,120
Cepheid, Inc. (I)	1,800	61,938
Cubist Pharmaceuticals, Inc. (I)(L)	2,200	87,164
Enzon Pharmaceuticals, Inc. (I)(L)	8,700	58,290
Gilead Sciences, Inc. (I)	137,801	5,640,195
Idenix Pharmaceuticals, Inc. (I)	13,400	99,763
PDL BioPharma, Inc. (L)	26,000	161,200
Pharmasset, Inc. (I)	1,100	141,020
Regeneron Pharmaceuticals, Inc. (I)	3,700	205,091
Theravance, Inc. (I)	4,000	88,400
Vertex Pharmaceuticals, Inc. (I)	2,600	86,346
		22,197,160
Health Care Equipment & Supplies - 4.42%
Alere, Inc. (I)	24,576	567,460
Baxter International, Inc.	103,201	5,106,385
Becton, Dickinson and Company	37,400	2,794,528
C.R. Bard, Inc.	15,290	1,307,295
CareFusion Corp. (I)	8,800	223,608
Covidien PLC	16,400	738,164
DENTSPLY International, Inc. (L)	18,500	647,315
Edwards Lifesciences Corp. (I)	16,100	1,138,270
Gen-Probe, Inc. (I)	7,200	425,664
IDEXX Laboratories, Inc. (I)(L)	10,300	792,688
Intuitive Surgical, Inc. (I)	6,800	3,148,468
Medtronic, Inc.	220,000	8,415,000
ResMed, Inc. (I)	22,400	568,960
St. Jude Medical, Inc.	50,000	1,715,000
Stryker Corp.	60,000	2,982,600
Syneron Medical, Ltd., ADR (I)	8,500	94,095
The Cooper Companies, Inc.	1,100	77,572
Varian Medical Systems, Inc. (I)(L)	17,600	1,181,488
Wright Medical Group, Inc. (I)	4,900	80,850
Zimmer Holdings, Inc. (I)	39,400	2,104,748
		34,110,158
Health Care Providers & Services - 3.60%
Accretive Health, Inc. (I)(L)	2,900	66,642
Aetna, Inc.	30,400	1,282,576
AMERIGROUP Corp. (I)(L)	1,400	82,712
AmerisourceBergen Corp. (L)	21,900	814,461
Cardinal Health, Inc.	23,100	938,091
Centene Corp. (I)	1,300	51,467
CIGNA Corp.	8,800	369,600
Coventry Health Care, Inc. (I)	14,100	428,217
Express Scripts, Inc. (I)	88,910	3,973,388
HCA Holdings, Inc. (I)	3,100	68,293
Health Net, Inc. (I)	2,500	76,050
Healthspring, Inc. (I)	5,400	294,516
Henry Schein, Inc. (I)(L)	14,500	934,235
Humana, Inc.	15,700	1,375,477
Laboratory Corp. of America Holdings (I)	16,700	1,435,699
Lincare Holdings, Inc.	29,844	767,289
McKesson Corp.	13,400	1,043,994
Mednax, Inc. (I)	7,600	547,276
Omnicare, Inc.	2,800	96,460
Patterson Companies, Inc.	17,600	519,552
Quest Diagnostics, Inc.	24,300	1,410,858
UnitedHealth Group, Inc.	176,422	8,941,067
Universal American Corp.	7,000	88,970
WellCare Health Plans, Inc. (I)	1,500	78,750
WellPoint, Inc.	32,100	2,126,625
		27,812,265
Health Care Technology - 0.28%
Cerner Corp. (I)(L)	29,240	1,790,950
Quality Systems, Inc.	8,500	314,415
SXC Health Solutions Corp. (I)	1,300	73,424
		2,178,789
Life Sciences Tools & Services - 0.34%
Agilent Technologies, Inc. (I)	6,000	209,580
Covance, Inc. (I)	6,300	288,036
Furiex Pharmaceuticals, Inc. (I)	4,700	78,537
Mettler-Toledo International, Inc. (I)	3,760	555,390
Techne Corp.	6,400	436,864
Waters Corp. (I)	14,000	1,036,700
		2,605,107

The accompanying notes are an integral part of the financial statements.

203

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 18.50%
Abbott Laboratories	338,801	$19,050,780
Allergan, Inc.	52,600	4,615,124
Bristol-Myers Squibb Company	317,900	11,202,796
Eli Lilly & Company	283,701	11,790,614
Endo Pharmaceuticals Holdings, Inc. (I)	21,400	738,942
Forest Laboratories, Inc. (I)	63,600	1,924,536
Jazz Pharmaceuticals, Inc. (I)	1,800	69,534
Johnson & Johnson	456,300	29,924,154
Merck & Company, Inc.	681,747	25,701,862
Perrigo Company	1,900	184,870
Pfizer, Inc.	1,710,494	37,015,090
Viropharma, Inc. (I)(L)	2,000	54,780
Warner Chilcott PLC, Class A (I)	24,425	369,550
Watson Pharmaceuticals, Inc. (I)	3,900	235,326
		142,877,958
		231,781,437
Industrials - 3.93%
Aerospace & Defense - 1.19%
Alliant Techsystems, Inc.	1,100	62,876
GenCorp, Inc. (I)(L)	15,001	79,805
General Dynamics Corp.	29,800	1,979,018
Huntington Ingalls Industries, Inc. (I)	2,500	78,200
L-3 Communications Holdings, Inc.	6,800	453,424
Northrop Grumman Corp.	9,500	555,560
Precision Castparts Corp.	2,450	403,736
Raytheon Company	8,700	420,906
Rockwell Collins, Inc.	11,000	609,070
United Technologies Corp.	62,200	4,546,198
		9,188,793
Air Freight & Logistics - 0.30%
C.H. Robinson Worldwide, Inc. (L)	26,200	1,828,236
Expeditors International of Washington, Inc.	12,700	520,192
		2,348,428
Airlines - 0.01%
Republic Airways Holdings, Inc. (I)(L)	18,900	64,827
Commercial Services & Supplies - 0.33%
Clean Harbors, Inc. (I)	1,500	95,595
Copart, Inc. (I)	8,500	407,065
Courier Corp.	7,000	82,110
Deluxe Corp.	3,800	86,488
Iron Mountain, Inc.	2,400	73,920
Pitney Bowes, Inc. (L)	7,600	140,904
R.R. Donnelley & Sons Company	12,800	184,704
Rollins, Inc.	21,600	479,952
Stericycle, Inc. (I)(L)	13,300	1,036,336
		2,587,074
Construction & Engineering - 0.01%
Granite Construction, Inc. (L)	3,200	75,904
Electrical Equipment - 0.01%
Polypore International, Inc. (I)	1,100	48,389
Industrial Conglomerates - 1.45%
3M Company	107,700	8,802,321
Danaher Corp.	44,800	2,107,392
Tyco International, Ltd.	6,200	289,602
		11,199,315
Machinery - 0.10%
Caterpillar, Inc.	3,320	300,792
ITT Corp.	8,500	164,305
John Bean Technologies Corp.	4,600	70,702
Joy Global, Inc.	2,100	157,437
Oshkosh Corp. (I)	3,600	76,968
		770,204
Professional Services - 0.12%
Dun & Bradstreet Corp.	5,000	374,150
Verisk Analytics, Inc., Class A (I)	1,100	44,143
IHS, Inc., Class A (I)	5,700	491,112
		909,405
Road & Rail - 0.03%
Arkansas Best Corp.	3,400	65,518
Avis Budget Group, Inc. (I)(L)	6,300	67,536
Hertz Global Holdings, Inc. (I)	5,800	67,976
		201,030
Trading Companies & Distributors - 0.38%
Fastenal Company (L)	39,600	1,726,956
W.W. Grainger, Inc. (L)	6,530	1,222,351
		2,949,307
		30,342,676
Information Technology - 26.76%
Communications Equipment - 2.06%
Cisco Systems, Inc.	84,093	1,520,401
Harris Corp. (L)	5,200	187,408
QUALCOMM, Inc.	255,502	13,975,959
Sycamore Networks, Inc. (I)	3,300	59,070
Symmetricom, Inc. (I)	13,900	74,921
Viasat, Inc. (I)	1,800	83,016
		15,900,775
Computers & Peripherals - 2.79%
Apple, Inc. (I)	32,570	13,190,850
Dell, Inc. (I)	100,100	1,464,463
Hewlett-Packard Company	197,783	5,094,890
Lexmark International, Inc., Class A	2,200	72,754
NCR Corp. (I)	4,500	74,070
Seagate Technology PLC	30,300	496,920
Synaptics, Inc. (I)	2,300	69,345
Western Digital Corp. (I)	34,100	1,055,395
		21,518,687
Electronic Equipment, Instruments & Components - 0.20%
Arrow Electronics, Inc. (I)	6,200	231,942
Avnet, Inc. (I)	2,300	71,507
Dolby Laboratories, Inc., Class A (I)(L)	7,200	219,672
FLIR Systems, Inc.	11,100	278,277
Ingram Micro, Inc., Class A (I)	13,500	245,565
National Instruments Corp.	7,600	197,220
Richardson Electronics, Ltd.	6,000	73,740
SYNNEX Corp. (I)(L)	2,600	79,196
Tech Data Corp. (I)	3,400	167,994
		1,565,113
Internet Software & Services - 5.24%
AOL, Inc. (I)(L)	7,100	107,210
Earthlink, Inc.	7,400	47,656
eBay, Inc. (I)	144,600	4,385,718
Google, Inc., Class A (I)	55,321	35,731,834
IAC/InterActiveCorp	1,900	80,940
Rackspace Hosting, Inc. (I)	1,900	81,719
		40,435,077

The accompanying notes are an integral part of the financial statements.

204

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services - 6.89%
Accenture PLC, Class A	118,000	$6,281,140
Alliance Data Systems Corp. (I)	2,360	245,062
Amdocs, Ltd. (I)	31,000	884,430
Automatic Data Processing, Inc.	61,300	3,310,813
Broadridge Financial Solutions, Inc.	3,300	74,415
CACI International, Inc., Class A (I)	1,600	89,472
Cognizant Technology
Solutions Corp., Class A (I)	38,000	2,443,780
Computer Sciences Corp.	3,000	71,100
Fiserv, Inc. (I)	3,000	176,220
Global Payments, Inc.	11,000	521,180
International Business Machines Corp.	175,860	32,337,137
Jack Henry & Associates, Inc.	14,400	483,984
Lender Processing Services, Inc.	3,600	54,252
MasterCard, Inc., Class A	6,740	2,512,807
NeuStar, Inc., Class A (I)	2,400	82,008
Paychex, Inc.	57,300	1,725,303
SAIC, Inc. (I)	4,900	60,221
Syntel, Inc.	1,600	74,832
Teradata Corp. (I)	3,300	160,083
Total Systems Services, Inc.	23,200	453,792
VeriFone Systems, Inc. (I)	1,700	60,384
Visa, Inc., Class A	11,100	1,126,983
		53,229,398
Semiconductors & Semiconductor Equipment - 0.33%
Altera Corp.	1,600	59,360
LSI Corp. (I)	10,600	63,070
Marvell Technology Group, Ltd. (I)	5,300	73,405
NVIDIA Corp. (I)	5,100	70,686
ON Semiconductor Corp. (I)	10,000	77,200
Texas Instruments, Inc.	76,600	2,229,826
		2,573,547
Software - 9.25%
Adobe Systems, Inc. (I)(L)	40,200	1,136,454
ANSYS, Inc. (I)	11,300	647,264
BMC Software, Inc. (I)	25,500	835,890
Citrix Systems, Inc. (I)	21,600	1,311,552
Compuware Corp. (I)(L)	9,000	74,880
FactSet Research Systems, Inc. (L)	7,250	632,780
Fortinet, Inc. (I)	4,000	87,240
Informatica Corp. (I)	17,700	653,661
Intuit, Inc.	47,800	2,513,802
MICROS Systems, Inc. (I)	13,400	624,172
Microsoft Corp.	1,448,936	37,614,379
MicroStrategy, Inc., Class A (I)	680	73,658
Oracle Corp.	952,200	24,423,930
Seachange International, Inc. (I)(L)	9,300	65,379
Symantec Corp. (I)	43,500	680,775
		71,375,816
		206,598,413
Materials - 0.53%
Chemicals - 0.43%
Celanese Corp., Series A	3,400	150,518
Ecolab, Inc. (L)	28,900	1,670,709
Huntsman Corp.	5,500	55,000
LyondellBasell Industries NV, Class A	8,400	272,916
Sigma-Aldrich Corp. (L)	11,500	718,290
The Dow Chemical Company	11,500	330,740
Valhi, Inc.	2,600	157,222
		3,355,395
Construction Materials - 0.01%
Vulcan Materials Company	1,900	74,765
Metals & Mining - 0.06%
Alcoa, Inc. (L)	7,400	64,010
Freeport-McMoRan Copper & Gold, Inc.	9,380	345,090
Kaiser Aluminum Corp. (L)	1,900	87,172
		496,272
Paper & Forest Products - 0.03%
Schweitzer-Mauduit International, Inc.	2,961	196,788
		4,123,220
Telecommunication Services - 1.17%
Diversified Telecommunication Services - 1.10%
AT&T, Inc.	114,005	3,447,511
CenturyLink, Inc.	8,319	309,467
Level 3 Communications, Inc. (I)	7,300	124,027
Verizon Communications, Inc.	114,200	4,581,704
		8,462,709
Wireless Telecommunication Services - 0.07%
Crown Castle International Corp. (I)	5,800	259,840
Sprint Nextel Corp. (I)(L)	112,800	263,952
Telephone & Data Systems, Inc. (L)	2,400	62,136
		585,928
		9,048,637
Utilities - 0.28%
Electric Utilities - 0.15%
Exelon Corp.	6,200	268,894
FirstEnergy Corp.	7,900	349,970
PNM Resources, Inc.	4,200	76,566
PPL Corp.	6,800	200,056
Southern Company (L)	5,300	245,337
		1,140,823
Gas Utilities - 0.03%
ONEOK, Inc.	3,100	268,739
Independent Power Producers & Energy Traders - 0.05%
Calpine Corp. (I)	5,100	83,283
Constellation Energy Group, Inc.	1,900	75,373
NRG Energy, Inc. (I)	11,300	204,756
		363,412
Multi-Utilities - 0.05%
CenterPoint Energy, Inc.	3,700	74,331
Dominion Resources, Inc.	6,000	318,480
		392,811
		2,165,785
TOTAL COMMON STOCKS (Cost $658,250,142)		$765,610,997

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%
Orchard Supply Hardware Stores Corp. (I)	429	0
TOTAL PREFERRED SECURITIES (Cost $2,208)		$0

INVESTMENT COMPANIES - 0.45%
Financials - 0.45%
SPDR S&P 500 ETF Trust	28,002	3,514,251
TOTAL INVESTMENT COMPANIES (Cost $3,448,978)		$3,514,251

The accompanying notes are an integral part of the financial statements.

205

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

U.S. Equity Trust (formerly U.S. Multi Sector Trust) (continued)

	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 4.74%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	3,658,061	36,605,489
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,601,854)		$36,605,489

SHORT-TERM INVESTMENTS - 0.23%
Money Market Funds - 0.23%
State Street Institutional Treasury Money
Market Fund, 0.0064% (Y)	1,784,797	1,784,797
TOTAL SHORT-TERM INVESTMENTS (Cost $1,784,797)		$1,784,797
Total Investments (U.S. Equity Trust (formerly U.S. Multi
Sector Trust)) (Cost $700,087,979) - 104.58%		$807,515,534
Other assets and liabilities, net - (4.58%)		(35,393,771)
TOTAL NET ASSETS - 100.00%		$772,121,763

Utilities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 89.77%
Consumer Discretionary - 10.07%
Media - 10.07%
Comcast Corp., Special Class A (L)	305,530	$7,198,286
Kabel Deutschland Holding AG (I)	39,265	1,987,008
Liberty Global, Inc., Series A (I)	38,430	1,576,783
Time Warner Cable, Inc.	46,100	2,930,577
Viacom, Inc., Class B	24,700	1,121,627
Virgin Media, Inc. (L)	224,180	4,792,968
		19,607,249
		19,607,249
Energy - 15.64%
Energy Equipment & Services - 0.54%
Transocean, Ltd.	27,320	1,048,815
Oil, Gas & Consumable Fuels - 15.10%
Arch Coal, Inc.	59,970	870,165
El Paso Corp.	319,186	8,480,772
Energen Corp.	18,630	931,500
EQT Corp.	55,620	3,047,420
Kinder Morgan, Inc. (L)	78,720	2,532,422
Occidental Petroleum Corp.	11,250	1,054,125
QEP Resources, Inc.	92,341	2,705,591
Spectra Energy Corp. (L)	81,090	2,493,518
The Williams Companies, Inc.	190,791	6,299,919
The Williams Companies, Inc.
(When Issued) (I)	9,280	250,653
Ultra Petroleum Corp. (I)(L)	24,730	732,750
		29,398,835
		30,447,650
Telecommunication Services - 15.98%
Diversified Telecommunication Services - 6.80%
Bezeq The
Israeli Telecommunication Corp., Ltd.	747,480	1,371,074
CenturyLink, Inc.	52,328	1,946,602
Deutsche Telekom AG	88,760	1,018,342
Frontier Communications Corp. (L)	55,900	287,885
Portugal Telecom SGPS SA (L)	97,579	562,551
Telecom Italia SpA, RSP	1,759,077	1,569,695
Telefonica Brasil SA, ADR	123,631	3,378,835
Telenet Group Holding NV (I)	54,845	2,089,607
Xl Axiata Tbk PT	2,003,500	997,554
		13,222,145
Wireless Telecommunication Services - 9.18%
American Tower Corp., Class A	33,580	2,015,136
Cellcom Israel, Ltd.	105,030	1,775,007
Crown Castle International Corp. (I)(L)	39,370	1,763,776
Mobile TeleSystems, ADR (L)	94,965	1,394,086
MTN Group, Ltd.	56,019	994,937
NII Holdings, Inc. (I)	99,280	2,114,664
SBA Communications Corp., Class A (I)(L)	45,160	1,940,074
Tim Participacoes SA, ADR (L)	137,154	3,538,573
Vodafone Group PLC	840,208	2,332,720
		17,868,973
		31,091,118
Utilities - 48.08%
Electric Utilities - 20.30%
American Electric Power Company, Inc.	90,640	3,744,338
CEZ AS (L)	95,335	3,792,729
Cia Paranaense de Energia, ADR	36,780	771,644
E.ON AG	45,881	986,268
Edison International	114,270	4,730,778
EDP - Energias do Brasil SA	66,100	1,470,661
Electricidade de Portugal SA	1,348,499	4,172,370
Empresa Electrica del Norte Grande SA	304,080	809,514
Enersis SA, ADR	66,490	1,172,219
Exelon Corp. (L)	21,660	939,394
FirstEnergy Corp.	38,980	1,726,814
Fortum OYJ	91,561	1,948,039
ITC Holdings Corp.	3,900	295,932
Light SA	101,420	1,565,954
NextEra Energy, Inc.	57,020	3,471,378
Northeast Utilities	34,800	1,255,236
NV Energy, Inc.	76,940	1,257,969
PPL Corp.	52,111	1,533,106
Red Electrica De Espana (L)	56,026	2,390,547
Scottish & Southern Energy PLC	52,856	1,058,873
Verbund AG, Class A	15,260	408,739
		39,502,502
Gas Utilities - 2.89%
AGL Resources, Inc.	25,030	1,057,768
Enagas SA	141,304	2,604,945
National Fuel Gas Company (L)	8,690	482,990
ONEOK, Inc. (L)	5,590	484,597
UGI Corp.	33,860	995,484
		5,625,784
Independent Power Producers & Energy Traders - 10.95%
Calpine Corp. (I)	214,640	3,505,071
China Hydroelectric Corp., ADR (I)(L)	44,940	51,232
Constellation Energy Group, Inc.	58,021	2,301,693
EDP Renovaveis SA (I)	292,974	1,788,624
GenOn Energy, Inc. (I)	749,210	1,955,438
International Power PLC	476,524	2,492,973
NRG Energy, Inc. (I)(L)	130,692	2,368,139
The AES Corp. (I)(L)	425,170	5,034,013
Tractebel Energia SA	113,000	1,815,027
		21,312,210
Multi-Utilities - 12.23%
CenterPoint Energy, Inc.	100,580	2,020,652

The accompanying notes are an integral part of the financial statements.

206

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
CMS Energy Corp. (L)	266,480	$5,883,878
GDF Suez	62,413	1,697,458
National Grid PLC	202,206	1,961,828
OGE Energy Corp.	44,300	2,512,253
Public Service Enterprise Group, Inc. (L)	162,260	5,356,203
RWE AG	28,170	986,862
Sempra Energy	61,290	3,370,950
		23,790,084
Water Utilities - 1.71%
Aguas Andinas SA	2,881,851	1,653,112
Cia de Saneamento Basico do Estado de
Sao Paulo (I)	4,000	111,578
Cia de Saneamento de Minas Gerais	87,600	1,568,605
		3,333,295
		93,563,875
TOTAL COMMON STOCKS (Cost $155,871,629)		$174,709,892

PREFERRED SECURITIES - 4.49%
Utilities - 4.49%
Electric Utilities - 4.08%
Cia Paranaense de Energia	32,600	679,877
Companhia Energetica de Minas Gerais	4,000	71,347
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	10,000	195,681
Great Plains Energy, Inc., 12.000%	20,360	1,353,533
Nextera Energy, Inc., 7.000%	33,880	1,805,804
PPL Corp., 8.750%	34,600	1,920,300
PPL Corp., 9.500%	34,260	1,912,736
		7,939,278
Independent Power Producers & Energy Traders - 0.41%
AES Tiete SA	55,736	803,208
		8,742,486
TOTAL PREFERRED SECURITIES (Cost $8,105,597)		$8,742,486

CORPORATE BONDS - 0.52%
Utilities - 0.52%
Independent Power Producers & Energy Traders - 0.52%
GenOn Energy, Inc. 9.875%, 10/15/2020	$990,000	1,004,850
TOTAL CORPORATE BONDS (Cost $989,863)		$1,004,850

CONVERTIBLE BONDS - 1.26%
Consumer Discretionary - 0.73%
Media - 0.73%
Virgin Media, Inc. 6.500%, 11/15/2016	$1,026,000	$1,419,728
Telecommunication Services - 0.53%
Wireless Telecommunication Services - 0.53%
SBA Communications Corp.
4.000%, 10/01/2014	677,000	1,029,040
TOTAL CONVERTIBLE BONDS (Cost $2,187,786)		$2,448,768
SECURITIES LENDING COLLATERAL - 13.49%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,624,097	26,258,812
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,255,354)		$26,258,812
Total Investments (Utilities Trust)
(Cost $193,410,229) - 109.53%		$213,164,808
Other assets and liabilities, net - (9.53%)		(18,547,162)
TOTAL NET ASSETS - 100.00%		$194,617,646

Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.53%
Consumer Discretionary - 13.48%
Automobiles - 3.00%
Harley-Davidson, Inc.	189,091	$7,349,966
Hotels, Restaurants & Leisure - 2.21%
Darden Restaurants, Inc.	118,935	5,421,057
Household Durables - 6.22%
Mohawk Industries, Inc. (I)	116,190	6,953,972
Newell Rubbermaid, Inc.	511,786	8,265,344
		15,219,316
Specialty Retail - 2.05%
Staples, Inc.	362,110	5,029,708
		33,020,047
Consumer Staples - 9.35%
Food & Staples Retailing - 5.10%
Safeway, Inc.	385,525	8,111,446
Sysco Corp.	149,023	4,370,845
		12,482,291
Food Products - 3.06%
ConAgra Foods, Inc.	283,750	7,491,000
Personal Products - 1.19%
Avon Products, Inc.	167,004	2,917,560
		22,890,851
Energy - 9.73%
Oil, Gas & Consumable Fuels - 9.73%
El Paso Corp.	199,858	5,310,227
Murphy Oil Corp.	88,683	4,943,190
Pioneer Natural Resources Company	62,676	5,608,248
The Williams Companies, Inc.	241,270	7,966,735
		23,828,400
		23,828,400
Financials - 18.49%
Capital Markets - 2.65%
Northern Trust Corp.	136,706	5,421,760
The Charles Schwab Corp.	93,796	1,056,143
		6,477,903
Commercial Banks - 6.05%
BB&T Corp.	212,077	5,337,978
Comerica, Inc.	173,445	4,474,881
Wintrust Financial Corp.	178,785	5,014,919
		14,827,778

The accompanying notes are an integral part of the financial statements.

207

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 8.20%
ACE, Ltd.	98,961	$6,939,145
Marsh & McLennan Companies, Inc.	229,476	7,256,031
Willis Group Holdings PLC	151,701	5,885,999
		20,081,175
Real Estate Investment Trusts - 1.59%
Weingarten Realty Investors	177,900	3,881,778
		45,268,634
Health Care - 5.36%
Health Care Providers & Services - 4.56%
Brookdale Senior Living, Inc. (I)	328,219	5,707,728
HealthSouth Corp. (I)	309,186	5,463,317
		11,171,045
Life Sciences Tools & Services - 0.80%
PerkinElmer, Inc.	97,259	1,945,180
		13,116,225
Industrials - 6.19%
Electrical Equipment - 2.45%
The Babcock & Wilcox Company (I)	248,570	6,000,480
Machinery - 2.93%
Snap-On, Inc.	141,852	7,180,548
Road & Rail - 0.81%
Swift Transporation Company (I)	240,284	1,979,940
		15,160,968
Information Technology - 10.51%
Computers & Peripherals - 2.16%
Diebold, Inc.	176,129	5,296,199
Electronic Equipment, Instruments & Components - 1.29%
Flextronics International, Ltd. (I)	557,791	3,157,097
IT Services - 3.45%
Fidelity National Information Services, Inc.	317,360	8,438,602
Office Electronics - 2.85%
Zebra Technologies Corp., Class A (I)	195,368	6,990,267
Software - 0.76%
BMC Software, Inc. (I)	56,794	1,861,707
		25,743,872
Materials - 8.11%
Chemicals - 5.89%
Valspar Corp.	167,749	6,537,179
W.R. Grace & Company (I)	171,626	7,881,066
		14,418,245
Containers & Packaging - 2.22%
Sonoco Products Company	165,086	5,441,235
		19,859,480
Telecommunication Services - 3.32%
Diversified Telecommunication Services - 3.32%
TW Telecom, Inc. (I)	419,983	8,139,271
Utilities - 7.99%
Electric Utilities - 4.21%
Edison International	218,081	9,028,553
Great Plains Energy, Inc.	58,617	1,276,678
		10,305,231
Multi-Utilities - 3.78%
CenterPoint Energy, Inc.	235,719	4,735,595
Wisconsin Energy Corp.	129,705	4,534,488
		9,270,083
		19,575,314
TOTAL COMMON STOCKS (Cost $195,317,013)		$226,603,062

PREFERRED SECURITIES - 0.89%
Health Care - 0.89%
HealthSouth Corp., 6.500%	2,475	2,171,813
TOTAL PREFERRED SECURITIES (Cost $2,061,296)		$2,171,813

SHORT-TERM INVESTMENTS - 7.95%
Money Market Funds - 7.95%
State Street Institutional Liquid Reserves
Fund, 1.568% (Y)	19,464,451	19,464,451
TOTAL SHORT-TERM INVESTMENTS (Cost $19,464,451)		$19,464,451
Total Investments (Value Trust) (Cost $216,842,760) - 101.37%		$248,239,326
Other assets and liabilities, net - (1.37%)		(3,356,136)
TOTAL NET ASSETS - 100.00%		$244,883,190

Value & Restructuring Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.09%
Consumer Discretionary - 5.29%
Household Durables - 1.22%
Newell Rubbermaid, Inc.	161,000	$2,600,152
Specialty Retail - 4.07%
TJX Companies, Inc.	134,000	8,649,700
		11,249,852
Consumer Staples - 5.35%
Food Products - 0.12%
Dole Food Company, Inc. (I)(L)	31,000	268,150
Tobacco - 5.23%
Lorillard, Inc.	97,500	11,115,000
		11,383,150
Energy - 23.17%
Oil, Gas & Consumable Fuels - 23.17%
Alpha Natural Resources, Inc. (I)	198,800	4,061,484
Anadarko Petroleum Corp.	69,500	5,304,935
Apache Corp.	23,000	2,083,340
ConocoPhillips	111,000	8,088,570
Consol Energy, Inc.	175,000	6,422,500
Devon Energy Corp.	111,000	6,882,000
Murphy Oil Corp.	50,800	2,831,592
Noble Energy, Inc.	78,500	7,409,615
Petroleo Brasileiro SA, ADR	249,000	6,187,650
		49,271,686
Financials - 11.63%
Capital Markets - 2.54%
Apollo Investment Corp.	212,000	1,365,280
Invesco, Ltd.	201,000	4,038,090
		5,403,370

The accompanying notes are an integral part of the financial statements.

208

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 0.99%
JPMorgan Chase & Company	63,000	$2,094,750
Insurance - 7.49%
ACE, Ltd.	138,500	9,711,620
Hartford Financial Services Group, Inc.	47,000	763,750
Loews Corp.	70,000	2,635,500
MetLife, Inc.	90,500	2,821,790
		15,932,660
Real Estate Investment Trusts - 0.61%
Weyerhaeuser Company (L)	69,300	1,293,831
		24,724,611
Health Care - 8.28%
Biotechnology - 0.40%
Vertex Pharmaceuticals, Inc. (I)	25,500	846,855
Health Care Equipment & Supplies - 1.07%
Baxter International, Inc.	46,000	2,276,080
Health Care Providers & Services - 3.84%
AmerisourceBergen Corp. (L)	180,500	6,712,795
CIGNA Corp.	34,830	1,462,860
		8,175,655
Pharmaceuticals - 2.97%
Merck & Company, Inc.	28,200	1,063,140
Pfizer, Inc.	171,000	3,700,440
Warner Chilcott PLC, Class A (I)	102,000	1,543,260
		6,306,840
		17,605,430
Industrials - 19.20%
Aerospace & Defense - 2.57%
AerCap Holdings NV (I)	244,000	2,754,760
United Technologies Corp.	37,000	2,704,330
		5,459,090
Airlines - 2.16%
Copa Holdings SA, Class A	78,363	4,597,557
Construction & Engineering - 0.90%
AECOM Technology Corp. (I)(L)	92,500	1,902,725
Industrial Conglomerates - 2.13%
Tyco International, Ltd.	97,000	4,530,870
Machinery - 6.14%
AGCO Corp. (I)	76,500	3,287,205
Eaton Corp.	152,500	6,638,325
Stanley Black & Decker, Inc.	46,300	3,129,880
		13,055,410
Road & Rail - 5.30%
Union Pacific Corp.	106,400	11,272,016
		40,817,668
Information Technology - 9.23%
Communications Equipment - 4.28%
Cisco Systems, Inc.	127,000	2,296,160
Harris Corp. (L)	189,000	6,811,560
		9,107,720
Electronic Equipment, Instruments & Components - 0.42%
Corning, Inc.	69,000	895,620
IT Services - 4.00%
International Business Machines Corp.	46,200	8,495,256
Office Electronics - 0.53%
Xerox Corp.	142,000	1,130,320
		19,628,916
Materials - 11.87%
Chemicals - 7.05%
Celanese Corp., Series A	207,000	9,163,890
Lanxess AG	51,000	2,638,631
Methanex Corp.	55,000	1,255,100
PPG Industries, Inc.	23,200	1,936,968
		14,994,589
Metals & Mining - 4.82%
Cliffs Natural Resources, Inc.	32,500	2,026,375
Freeport-McMoRan Copper & Gold, Inc. (L)	138,500	5,095,415
Grupo Mexico SAB de CV, Series B	270,951	712,390
Molycorp, Inc. (I)(L)	16,400	393,272
Southern Copper Corp. (L)	67,000	2,022,060
		10,249,512
		25,244,101
Telecommunication Services - 3.07%
Diversified Telecommunication Services - 0.55%
Windstream Corp.	99,000	1,162,260
Wireless Telecommunication Services - 2.52%
America Movil SAB de CV, Series L, ADR	237,500	5,367,500
		6,529,760
TOTAL COMMON STOCKS (Cost $193,202,594)		$206,455,174

PREFERRED SECURITIES - 1.22%
Financials - 1.08%
Diversified Financial Services - 1.08%
2009 Dole Food Automatic Common
Exchange Security Trust, 7.000% (S)	133,943	1,157,649
Citigroup, Inc., 7.500%	14,000	1,137,500
		2,295,149
		2,295,149
Materials - 0.14%
Metals & Mining - 0.14%
Molycorp, Inc., 5.500%	5,500	309,045
TOTAL PREFERRED SECURITIES (Cost $3,551,561)		$2,604,194

CONVERTIBLE BONDS - 0.27%
Financials - 0.27%
Apollo Investment Corp.
5.750%, 01/15/2016 (S)	$700,000	$584,500
TOTAL CONVERTIBLE BONDS (Cost $663,812)		$584,500

STAPLED UNITS - 0.74%
Telecommunication Services - 0.74%
HKT Trust and HKT Ltd.	2,675,000	1,570,571
TOTAL STAPLED UNITS (Cost $1,569,348)		$1,570,571

The accompanying notes are an integral part of the financial statements.

209

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 7.27%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,543,905	15,449,545
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,448,662)		$15,449,545
Total Investments (Value & Restructuring Trust)
(Cost $214,435,977) - 106.59%		$226,663,984
Other assets and liabilities, net - (6.59%)		(14,020,147)
TOTAL NET ASSETS - 100.00%		$212,643,837

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
HKD	- Hong Kong Dollar
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- Korean Won
SGD	- Singapore Dollar
THB	- Thai Baht

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(E)	All or portion of this security is pledged to meet the margin requirements for written options.
(F)	All or portion of this security is held at a broker to meet the margin requirements for futures contracts.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2011.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(R)
Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.

(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(T)	All or a portion of this position represents unsettled loan commitment at period end where the coupon rate will be determined at time of settlement.
(W)	Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.

210

John Hancock
601 Congress Street
Boston MA 02210-2805

JHT0A-FP0I-12/11

John Hancock

John Hancock
Variable Insurance Trust

Bond Trusts

December 31, 2011
Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 33.69%
U.S. Government - 9.99%
U.S. Treasury Bonds
3.750%, 08/15/2041 (L)		$9,760,000	$11,451,223
4.375%, 05/15/2041		7,630,000	9,919,000
U.S. Treasury Notes
0.375%, 06/30/2013		8,000,000	8,020,000
1.000%, 10/31/2016		6,500,000	6,565,000
1.500%, 06/30/2016 to 08/31/2018		11,525,000	11,745,393
1.750%, 10/31/2018		6,600,000	6,792,845
2.000%, 11/15/2021		28,510,000	28,821,842
2.125%, 08/15/2021		29,710,000	30,457,385
2.250%, 07/31/2018		4,000,000	4,254,688
2.750%, 02/28/2018		3,000,000	3,289,686
3.125%, 05/15/2021		1,055,000	1,177,397
U.S. Treasury Strips, PO
2.906%, 11/15/2030		4,985,000	2,886,604
			125,381,063
U.S. Government Agency - 23.70%
Federal Home Loan Mortgage Corp.
4.500%, 09/01/2023		1,638,240	1,735,908
5.000%, 07/01/2035 to 03/01/2041		2,127,844	2,308,834
6.500%, 06/01/2037 to 04/01/2039		2,174,633	2,406,840
Federal National Mortgage Association
2.349%, 08/01/2034 (P)		2,077,897	2,201,599
2.496%, 07/01/2033 (P)		52,261	55,430
4.000%, TBA (C)		32,500,000	34,161,221
4.000%, 09/01/2040 to 12/01/2041		34,470,071	36,366,326
4.500%, TBA (C)		53,500,000	56,942,960
4.500%, 06/01/2041		16,161,296	17,255,637
5.000%, TBA (C)		14,000,000	15,126,866
5.000%, 05/01/2018 to 04/01/2041		34,195,620	36,967,226
5.500%, 02/01/2018 to 11/01/2039		32,952,019	35,892,431
6.000%, 05/01/2035 to 07/01/2038		23,942,760	26,480,125
6.500%, 02/01/2036 to 06/01/2039		12,044,421	13,435,295
7.000%, 12/01/2012 to 06/01/2032		848,128	953,815
7.500%, 09/01/2029 to 08/01/2031		137,090	161,016
Government National
Mortgage Association
4.000%, TBA (C)		7,500,000	8,045,351
5.000%, 04/15/2035		2,420,016	2,685,703
5.500%, 03/15/2035		2,332,820	2,620,250
6.000%, 03/15/2033 to 06/15/2033		995,328	1,128,218
6.500%, 09/15/2028 to 08/15/2031		233,970	267,466
7.000%, 04/15/2029		81,585	93,655
8.000%, 10/15/2026 to 05/15/2029		92,981	109,036
			297,401,208
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $413,423,126)			$422,782,271

FOREIGN GOVERNMENT
OBLIGATIONS - 0.62%
Argentina - 0.20%
Republic of Argentina
1.180%, 12/31/2038 (P)	ARS	8,797,621	950,707
5.830%, 12/31/2033 (P)		3,617,497	1,050,865
12/15/2035 (I)		19,532,033	523,366
			2,524,938
Germany - 0.11%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	1,442,872

Japan - 0.07%
Government of Japan
1.500%, 09/20/2014	JPY	$68,650,000	923,514
Mexico - 0.13%
Government of Mexico
8.000%, 12/19/2013 to 12/07/2023	MXN	20,193,300	1,583,617
Panama - 0.06%
Republic of Panama
8.875%, 09/30/2027		344,000	516,000
9.375%, 04/01/2029		130,000	206,700
			722,700
Peru - 0.01%
Republic of Peru
9.875%, 02/06/2015		111,000	137,918
United Kingdom - 0.04%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	194,719
8.000%, 12/07/2015		125,000	249,585
			444,304
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $6,849,595)			$7,779,863

CORPORATE BONDS - 38.27%
Consumer Discretionary - 5.00%
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		$980,000	960,400
AMC Entertainment, Inc.
8.000%, 03/01/2014		1,145,000	1,130,688
8.750%, 06/01/2019		405,000	419,175
American Standard Americas
10.750%, 01/15/2016 (S)		220,000	130,900
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	620,000	340,290
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019		$1,655,000	1,617,763
Cablevision Systems Corp.
8.625%, 09/15/2017		335,000	371,013
CBS Corp.
7.875%, 07/30/2030		1,535,000	1,950,101
CCH II LLC
13.500%, 11/30/2016		396,987	458,520
CCM Merger, Inc.
8.000%, 08/01/2013 (S)		1,250,000	1,206,250
CCO Holdings LLC
8.125%, 04/30/2020		390,000	427,050
Cinemark USA, Inc.
7.375%, 06/15/2021		490,000	501,025
8.625%, 06/15/2019		445,000	483,938
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,230,764
CSC Holdings, Inc.
7.875%, 02/15/2018		915,000	1,013,363
Darden Restaurants, Inc.
6.800%, 10/15/2037		1,665,000	1,903,997
DIRECTV Holdings LLC
6.350%, 03/15/2040		680,000	772,179
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		700,000	661,500
Exide Technologies
8.625%, 02/01/2018		1,155,000	889,350

The accompanying notes are an integral part of the financial statements.

1

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Expedia, Inc.
5.950%, 08/15/2020	$1,155,000	$1,164,351
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,130,000	1,132,624
5.875%, 08/02/2021	1,125,000	1,172,055
Greektown Superholdings, Inc.
13.000%, 07/01/2015	1,728,000	1,799,280
Grupo Televisa SAB
6.625%, 01/15/2040	810,000	913,372
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	410,000	442,688
Hillman Group, Inc.
10.875%, 06/01/2018	785,000	777,150
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	815,000	831,356
6.000%, 05/05/2015 (S)	960,000	1,030,283
Hyva Global BV
8.625%, 03/24/2016 (S)	735,000	606,375
Jacobs Entertainment, Inc.
9.750%, 06/15/2014	1,505,000	1,392,125
Kabel BW Erste Beteiligungs GmbH
7.500%, 03/15/2019 (S)	805,000	845,250
Kia Motors Corp.
3.625%, 06/14/2016 (S)	810,000	803,161
Landry’s Acquisition Company
11.625%, 12/01/2015	495,000	520,988
Landry’s Restaurants, Inc.
11.625%, 12/01/2015	240,000	252,600
Levi Strauss & Company
7.625%, 05/15/2020	1,215,000	1,240,819
Limited Brands, Inc.
6.625%, 04/01/2021	855,000	906,300
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)	819,000	679,770
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	125,000	131,051
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014	960,000	453,600
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	1,130,000	1,275,707
6.400%, 12/15/2035	305,000	333,665
6.650%, 11/15/2037	1,000,000	1,131,011
6.750%, 01/09/2038	108,000	122,054
7.750%, 12/01/2045	491,000	600,101
Regal Cinemas Corp.
8.625%, 07/15/2019	325,000	351,000
Regal Entertainment Group
9.125%, 08/15/2018	275,000	294,938
ROC Finance LLC
12.125%, 09/01/2018 (S)	990,000	1,041,975
Sears Holdings Corp.
6.625%, 10/15/2018	485,000	368,600
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	1,225,000	1,193,211
7.750%, 10/01/2017 (S)	830,000	863,200
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	655,000	545,288
Target Corp.
6.500%, 10/15/2037	1,800,000	2,386,973
Time Warner Cable, Inc.
6.550%, 05/01/2037	1,930,000	2,191,482
6.750%, 07/01/2018	2,990,000	3,550,311
Time Warner Companies, Inc.
7.570%, 02/01/2024	1,716,000	2,157,077

Time Warner Entertainment Company LP
8.375%, 07/15/2033	1,520,000	1,989,364
Time Warner, Inc.
7.625%, 04/15/2031	451,000	581,342
Toys R Us Property Company II LLC
8.500%, 12/01/2017	380,000	393,300
UBM PLC
5.750%, 11/03/2020 (S)	750,000	756,233
Viacom, Inc.
6.125%, 10/05/2017	1,500,000	1,734,494
6.875%, 04/30/2036	805,000	1,005,794
Visteon Corp.
6.750%, 04/15/2019 (S)	560,000	558,600
Waterford Gaming LLC
8.625%, 09/15/2014 (S)	757,511	258,688
XM Satellite Radio, Inc.
7.625%, 11/01/2018 (S)	1,220,000	1,281,000
Yum! Brands, Inc.
6.250%, 03/15/2018	715,000	837,633
6.875%, 11/15/2037	1,130,000	1,439,997
		62,806,502
Consumer Staples - 1.77%
Alliance One International, Inc.
10.000%, 07/15/2016	1,315,000	1,183,500
Anheuser-Busch Companies, Inc.
5.750%, 04/01/2036	1,000,000	1,220,864
6.500%, 02/01/2043	540,000	723,465
ARAMARK Corp.
8.500%, 02/01/2015	1,000,000	1,025,000
B&G Foods, Inc.
7.625%, 01/15/2018	540,000	573,750
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	475,000	491,969
8.500%, 06/15/2019	1,000,000	1,216,892
Corp. Lindley SA
6.750%, 11/23/2021 (S)	300,000	306,000
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)	785,000	802,663
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,272,902	1,557,802
Del Monte Corp.
7.625%, 02/15/2019	535,000	513,600
Hypermarcas SA
6.500%, 04/20/2021 (S)	345,000	306,188
Kraft Foods, Inc.
6.125%, 02/01/2018	1,105,000	1,294,905
Kroger Company
7.000%, 05/01/2018	2,105,000	2,582,879
Lorillard Tobacco Company
3.500%, 08/04/2016	385,000	389,503
6.875%, 05/01/2020	765,000	854,565
Revlon Consumer Products Corp.
9.750%, 11/15/2015	910,000	968,013
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019 (S)	1,050,000	997,500
SABMiller PLC
6.500%, 07/15/2018 (S)	1,715,000	1,953,975
Safeway, Inc.
6.350%, 08/15/2017	820,000	929,960
Tesco PLC
6.150%, 11/15/2037 (S)	900,000	1,074,769
Yankee Candle Company, Inc.
8.500%, 02/15/2015	1,180,000	1,191,800
		22,159,562

The accompanying notes are an integral part of the financial statements.

2

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy - 4.55%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	$295,000	$286,150
6.250%, 06/01/2021	700,000	679,000
Anadarko Petroleum Corp.
6.450%, 09/15/2036	1,000,000	1,138,167
Arch Coal, Inc.
7.000%, 06/15/2019 (S)	375,000	382,500
7.250%, 06/15/2021 (S)	690,000	708,975
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	2,245,000	1,975,600
BP Capital Markets PLC
4.750%, 03/10/2019	2,000,000	2,220,762
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,353,981
Chesapeake Energy Corp.
6.125%, 02/15/2021	1,218,000	1,251,495
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	609,127
DCP Midstream LLC
9.750%, 03/15/2019 (S)	995,000	1,296,717
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	1,093,389
Devon Financing Corp. ULC
7.875%, 09/30/2031	874,000	1,234,423
Duke Capital LLC
6.750%, 02/15/2032	589,000	691,643
El Paso Pipeline Partners
Operating Company LLC
5.000%, 10/01/2021	500,000	514,410
6.500%, 04/01/2020	740,000	815,311
Enbridge Energy Partners LP
7.500%, 04/15/2038	600,000	793,611
Energy Transfer Partners LP
4.650%, 06/01/2021	1,000,000	979,228
6.625%, 10/15/2036	1,000,000	1,049,805
9.700%, 03/15/2019	795,000	973,732
Enersis SA
7.375%, 01/15/2014	633,000	691,833
Enterprise Products Operating LLC
6.650%, 04/15/2018	1,500,000	1,770,908
6.875%, 03/01/2033	471,000	567,564
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%)
06/01/2067	1,585,000	1,555,281
EV Energy Partners LP
8.000%, 04/15/2019	950,000	966,625
GS Caltex Corp.
5.500%, 08/25/2014 (S)	471,000	498,911
Hess Corp.
5.600%, 02/15/2041	1,500,000	1,672,629
Kerr-McGee Corp.
6.950%, 07/01/2024	2,055,000	2,449,796
Kinder Morgan Energy Partners LP
5.800%, 03/15/2035	402,000	413,549
7.300%, 08/15/2033	603,000	703,103
7.750%, 03/15/2032	535,000	662,019
Kinder Morgan Finance Company LLC
5.700%, 01/05/2016	1,650,000	1,687,125
Linn Energy LLC
8.625%, 04/15/2020	515,000	558,775
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	956,811
Marathon Petroleum Corp.
6.500%, 03/01/2041	730,000	825,770
MarkWest Energy Partners LP
6.500%, 08/15/2021	1,165,000	1,213,056
McMoRan Exploration Company
11.875%, 11/15/2014	735,000	779,100
Newfield Exploration Company
5.750%, 01/30/2022	905,000	977,400
Nexen, Inc.
5.875%, 03/10/2035	598,000	609,223
6.400%, 05/15/2037	775,000	819,558
Niska Gas Storage US LLC
8.875%, 03/15/2018	930,000	909,075
NuStar Logistics LP
7.650%, 04/15/2018	1,090,000	1,293,757
ONEOK Partners LP
6.650%, 10/01/2036	1,435,000	1,694,180
Peabody Energy Corp.
6.250%, 11/15/2021 (S)	825,000	853,875
Petro-Canada
6.050%, 05/15/2018	1,445,000	1,700,553
Precision Drilling Corp.
6.625%, 11/15/2020	775,000	792,438
Spectra Energy Capital LLC
6.200%, 04/15/2018	750,000	850,219
Talisman Energy, Inc.
6.250%, 02/01/2038	1,025,000	1,231,368
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%)
05/15/2067	1,675,000	1,681,013
Transocean, Inc.
6.800%, 03/15/2038	1,350,000	1,358,558
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	610,000	628,300
Weatherford International, Inc.
6.800%, 06/15/2037	260,000	290,359
Weatherford International, Ltd.
6.500%, 08/01/2036	1,200,000	1,304,738
Williams Partners LP
7.250%, 02/01/2017	1,745,000	2,070,590
		57,086,085
Financials - 13.96%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	1,000,000	897,326
Affinion Group Holdings, Inc.
11.625%, 11/15/2015	655,000	543,650
Aflac, Inc.
6.900%, 12/17/2039	590,000	654,886
8.500%, 05/15/2019	975,000	1,194,572
Alfa Bank OJSC
7.750%, 04/28/2021 (S)	380,000	334,400
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	505,000	570,036
American Express Bank FSB
6.000%, 09/13/2017	1,585,000	1,796,271
American Express Company
7.000%, 03/19/2018	990,000	1,196,023
American International Group, Inc.
5.850%, 01/16/2018	100,000	97,777
6.400%, 12/15/2020	1,000,000	1,008,889
Aries Vermogensverwaltung GmbH
9.600%, 10/25/2014	750,000	930,000
Assurant, Inc.
5.625%, 02/15/2014	461,000	482,146

The accompanying notes are an integral part of the financial statements.

3

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
AvalonBay Communities, Inc.
5.700%, 03/15/2017	$1,500,000	$1,681,749
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	735,000	477,750
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)	1,440,000	914,400
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	455,000	453,863
Banco Santander Chile
5.375%, 12/09/2014 (S)	295,000	303,692
Bank of America Corp.
3.625%, 03/17/2016	1,250,000	1,152,445
5.000%, 05/13/2021	3,500,000	3,186,764
6.500%, 08/01/2016	715,000	720,196
7.625%, 06/01/2019	1,065,000	1,101,131
Bank of America NA
5.300%, 03/15/2017	355,000	320,249
6.000%, 10/15/2036	865,000	718,359
Barclays Bank PLC
5.140%, 10/14/2020	760,000	643,113
6.050%, 12/04/2017 (S)	775,000	700,969
BB&T Corp.
3.200%, 03/15/2016	500,000	521,316
BBVA Bancomer SA
6.500%, 03/10/2021 (S)	1,250,000	1,204,688
Bosphorus Financial Services, Ltd.
2.257%, 02/15/2012 (P)(S)	133,437	133,302
Boston Properties LP
3.700%, 11/15/2018	495,000	505,283
6.250%, 01/15/2013	191,000	198,513
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%)
09/30/2019 (Q)(S)	718,000	648,124
Brandywine Operating Partnership LP
7.500%, 05/15/2015	945,000	1,036,413
BRE Properties, Inc.
5.500%, 03/15/2017	1,506,000	1,634,275
BTA Bank JSC (Recovery Units)
07/01/2020 (I)(S)	760,544	36,126
Camden Property Trust
5.000%, 06/15/2015	804,000	854,056
Capital One Financial Corp.
6.150%, 09/01/2016	1,655,000	1,722,428
6.750%, 09/15/2017	930,000	1,042,330
Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
03/29/2067	725,000	715,938
Citigroup, Inc.
4.500%, 01/14/2022	2,500,000	2,404,103
5.375%, 08/09/2020	1,500,000	1,541,877
5.850%, 12/11/2034	820,000	807,051
6.125%, 11/21/2017	1,645,000	1,756,028
CNA Financial Corp.
6.500%, 08/15/2016	2,030,000	2,196,196
7.250%, 11/15/2023	1,290,000	1,367,038
CNO Financial Group, Inc.
9.000%, 01/15/2018 (S)	865,000	912,575
CommonWealth REIT
6.650%, 01/15/2018	1,005,000	1,074,339
Credit Suisse AG (3 month
LIBOR + 0.690% to 05/15/2017, then
3 month LIBOR + 1.690%)
05/15/2017 (Q)	1,865,000	1,238,174
Credit Suisse New York
4.375%, 08/05/2020	1,380,000	1,352,571
5.400%, 01/14/2020	890,000	839,150
DDR Corp.
7.500%, 04/01/2017	1,590,000	1,716,863
Dexus Property Group
7.125%, 10/15/2014 (S)	1,285,000	1,403,486
Discover Bank
7.000%, 04/15/2020	625,000	653,713
Discover Financial Services
10.250%, 07/15/2019	1,570,000	1,913,241
Dresdner Bank AG
7.250%, 09/15/2015	627,000	525,956
Duke Realty LP
6.750%, 03/15/2020	1,180,000	1,294,257
8.250%, 08/15/2019	630,000	740,050
ERP Operating LP
4.625%, 12/15/2021	345,000	351,679
5.125%, 03/15/2016	1,000,000	1,071,626
5.750%, 06/15/2017	1,730,000	1,918,568
First Tennessee Bank NA
5.050%, 01/15/2015	980,000	981,808
General Electric Capital Corp.
0.937%, 08/15/2036 (P)	1,820,000	1,358,879
4.375%, 09/16/2020	835,000	852,967
5.300%, 02/11/2021	575,000	614,425
5.625%, 05/01/2018	1,250,000	1,399,626
5.875%, 01/14/2038	1,010,000	1,068,291
5.900%, 05/13/2014	2,000,000	2,190,548
6.000%, 08/07/2019	880,000	1,010,478
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR +2.125%)
02/12/2067 (S)	2,140,000	1,508,700
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	1,680,000	1,708,844
Hartford Financial Services Group, Inc.
4.625%, 07/15/2013	417,000	424,845
5.500%, 03/30/2020	1,000,000	1,014,589
6.300%, 03/15/2018	610,000	642,201
6.625%, 03/30/2040	1,090,000	1,079,957
HCP, Inc.
6.450%, 06/25/2012	648,000	659,967
Health Care REIT, Inc.
4.950%, 01/15/2021	890,000	850,750
6.000%, 11/15/2013	755,000	792,319
6.125%, 04/15/2020	1,645,000	1,703,856
6.200%, 06/01/2016	975,000	1,038,838
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,010,638
6.500%, 01/17/2017	1,150,000	1,235,293
ICICI Bank, Ltd.
5.750%, 11/16/2020 (S)	1,095,000	1,007,090
Intercorp Retail Trust
8.875%, 11/14/2018 (S)	385,000	397,513
Jefferies Group, Inc.
5.125%, 04/13/2018	600,000	528,000
6.875%, 04/15/2021	830,000	747,000
8.500%, 07/15/2019	940,000	954,100
JPMorgan Chase & Company
3.700%, 01/20/2015	770,000	798,455
4.350%, 08/15/2021	2,500,000	2,523,783
5.600%, 07/15/2041	1,475,000	1,541,326
6.000%, 01/15/2018	2,090,000	2,331,173
6.300%, 04/23/2019	1,000,000	1,132,300

The accompanying notes are an integral part of the financial statements.

4

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	$1,230,000	$1,309,569
Kazkommertsbank JSC
8.500%, 04/16/2013	350,000	343,000
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	868,501
Liberty Mutual Group, Inc.
7.800%, 03/15/2037 (S)	1,620,000	1,441,800
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,077,082
8.750%, 07/01/2019	1,470,000	1,787,539
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month
LIBOR + 2.040%)
04/20/2067	1,370,000	1,140,525
Lloyds TSB Bank PLC
5.800%, 01/13/2020 (S)	730,000	692,828
6.375%, 01/21/2021	1,165,000	1,167,090
Lloyds TSB Group PLC (6.413% to
10/01/2035, then 3 month
LIBOR + 1.496%)
10/01/2035 (I)(Q)(S)	520,000	286,000
Mack-Cali Realty LP
7.750%, 08/15/2019	785,000	935,153
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	685,000	631,329
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	795,000	745,482
Merrill Lynch & Company, Inc.
6.220%, 09/15/2026	450,000	371,024
6.875%, 04/25/2018	1,725,000	1,700,317
7.750%, 05/14/2038	610,000	578,760
Morgan Stanley
3.800%, 04/29/2016	2,000,000	1,842,986
5.500%, 07/28/2021	1,635,000	1,511,231
5.750%, 01/25/2021	1,355,000	1,263,517
5.950%, 12/28/2017	1,265,000	1,205,508
6.625%, 04/01/2018	470,000	463,982
7.300%, 05/13/2019	1,275,000	1,298,155
MPT Operating Partnership LP
6.875%, 05/01/2021	605,000	599,706
National City Bank
0.904%, 06/07/2017 (P)	1,275,000	1,169,485
Nationstar Mortgage
10.875%, 04/01/2015	1,360,000	1,346,400
Nationwide Mutual Insurance Company
(5.810% to 12/15/2014, then 3 month
LIBOR + 2.290%)
12/15/2024 (S)	1,130,000	1,024,756
Nelnet, Inc.
3.951%, 09/29/2036 (P)	630,000	537,691
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,212,348
Post Apartment Homes LP
4.750%, 10/15/2017	410,000	415,911
ProLogis LP
4.500%, 08/15/2017	650,000	648,918
6.250%, 03/15/2017	1,060,000	1,145,386
7.625%, 08/15/2014	1,041,000	1,140,297
Prudential Financial, Inc.
5.625%, 05/12/2041	1,000,000	981,323
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	1,652,000	1,932,840
Realogy Corp.
7.875%, 02/15/2019 (S)	560,000	487,200
Realty Income Corp.
5.950%, 09/15/2016	1,530,000	1,692,163
Regions Financial Corp.
0.744%, 06/26/2012 (P)	695,000	678,016
7.750%, 11/10/2014	1,200,000	1,206,000
Santander Holdings USA, Inc.
4.625%, 04/19/2016	315,000	302,555
Santander Issuances SA (6.500% to
11/15/2014, then 3 month
LIBOR + 3.920%)
08/11/2019 (S)	840,000	731,417
SL Green Realty Corp.
7.750%, 03/15/2020	490,000	537,245
Symetra Financial Corp.
6.125%, 04/01/2016 (S)	1,650,000	1,667,695
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	1,630,000	2,088,113
The Bear Stearns Companies LLC
7.250%, 02/01/2018	455,000	533,286
The Chuo Mitsui Trust & Banking
Company, Ltd. (5.506% to 04/15/2015,
then 3 month LIBOR + 2.490%)
04/15/2015 (Q)(S)	960,000	998,400
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	1,000,000	966,404
5.250%, 07/27/2021	4,225,000	4,120,131
5.375%, 03/15/2020	2,200,000	2,170,742
5.950%, 01/18/2018	725,000	742,374
6.150%, 04/01/2018	1,755,000	1,810,849
6.450%, 05/01/2036	1,250,000	1,126,206
6.750%, 10/01/2037	2,585,000	2,401,734
7.500%, 02/15/2019	1,360,000	1,501,579
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	385,000	414,604
The Royal Bank of Scotland PLC
4.875%, 03/16/2015	1,000,000	956,321
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	1,555,000	1,642,716
Unum Group
7.125%, 09/30/2016	910,000	1,038,619
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	1,340,000	1,483,830
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month LIBOR + 1.147%)
01/15/2012 (Q)(S)	1,610,000	1,118,950
Ventas Realty LP
4.750%, 06/01/2021	1,025,000	988,906
Vornado Realty LP
4.250%, 04/01/2015	2,665,000	2,758,472
W.R. Berkley Corp.
5.600%, 05/15/2015	755,000	801,099
6.150%, 08/15/2019	699,000	735,869
Wachovia Bank NA
5.850%, 02/01/2037	1,050,000	1,096,991
6.600%, 01/15/2038	875,000	990,593
Wachovia Corp.
5.750%, 06/15/2017	930,000	1,050,993

The accompanying notes are an integral part of the financial statements.

5

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Washington Mutual Bank
3.363%, 01/15/2015 (H)	$1,070,000	$107
WEA Finance LLC
6.750%, 09/02/2019 (S)	755,000	841,832
Weyerhaeuser Company
7.375%, 03/15/2032	1,785,000	1,870,998
Willis Group Holdings PLC
5.750%, 03/15/2021	855,000	906,403
Willis North America, Inc.
7.000%, 09/29/2019	1,280,000	1,424,424
		175,220,823
Health Care - 1.17%
Alere, Inc.
7.875%, 02/01/2016	925,000	927,313
8.625%, 10/01/2018	455,000	448,175
BioScrip, Inc.
10.250%, 10/01/2015	695,000	686,313
Catalent Pharma Solutions, Inc., PIK
9.500%, 04/15/2015	1,007,813	1,035,528
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,130,993
Community Health Systems, Inc.
8.875%, 07/15/2015	708,000	731,010
Endo Pharmaceuticals Holdings, Inc.
7.250%, 01/15/2022	915,000	973,331
Gentiva Health Services, Inc.
11.500%, 09/01/2018	190,000	156,038
Gilead Sciences, Inc.
4.400%, 12/01/2021	490,000	518,555
5.650%, 12/01/2041	265,000	292,827
HCA, Inc.
7.500%, 02/15/2022	880,000	899,800
Kinetic Concepts, Inc.
10.500%, 11/01/2018 (S)	420,000	411,600
Medco Health Solutions, Inc.
7.125%, 03/15/2018	1,280,000	1,491,578
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	1,680,000	2,038,307
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	644,873
Valeant Pharmaceuticals International, Inc.
6.750%, 10/01/2017 (S)	215,000	214,731
6.875%, 12/01/2018 (S)	830,000	827,925
WellPoint, Inc.
6.375%, 06/15/2037	1,000,000	1,259,795
		14,688,692
Industrials - 3.46%
Aircastle, Ltd.
9.750%, 08/01/2018 (S)	190,000	198,075
9.750%, 08/01/2018	570,000	597,075
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	545,884	534,966
Asciano Finance, Ltd.
4.625%, 09/23/2020 (S)	470,000	440,911
Bombardier, Inc.
7.750%, 03/15/2020 (S)	610,000	664,900
Coleman Cable, Inc.
9.000%, 02/15/2018	515,000	510,494
Colt Defense LLC
8.750%, 11/15/2017	625,000	428,125
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	860,685	896,145
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	500,803	511,420
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	327,131	340,609
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 04/02/2018	311,990	304,970
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	1,194,378	1,243,587
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	395,000	400,925
CSX Corp.
7.375%, 02/01/2019	1,540,000	1,918,945
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	1,646,661	1,621,961
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,346,286	1,405,119
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	485,782	517,358
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	960,000	969,600
Delta Air Lines, Inc.
9.500%, 09/15/2014 (S)	678,000	698,340
Ducommun, Inc.
9.750%, 07/15/2018 (S)	180,000	182,700
Embraer Overseas, Ltd.
6.375%, 01/15/2020	865,000	923,388
Garda World Security Corp.
9.750%, 03/15/2017 (S)	350,000	353,500
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021 (S)	675,000	661,500
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	720,000	745,200
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	670,000	686,750
Lockheed Martin Corp.
3.350%, 09/15/2021	1,540,000	1,531,361
Masco Corp.
7.125%, 03/15/2020	755,000	761,730
Navios Maritime Holdings, Inc.
8.125%, 02/15/2019	600,000	447,000
Navios South American Logistics, Inc.
9.250%, 04/15/2019 (S)	825,000	660,000
Northwest Airlines 2002-1 Class G-2 Pass
Through Trust
6.264%, 11/20/2021	1,393,096	1,396,579
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	888,650	905,267
Odebrecht Finance, Ltd.
7.000%, 04/21/2020 (S)	710,000	759,700
7.500%, 09/14/2015 (Q)(S)	230,000	224,825
Pentair, Inc.
5.000%, 05/15/2021	780,000	823,037

The accompanying notes are an integral part of the financial statements.

6

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Steelcase, Inc.
6.375%, 02/15/2021	$1,270,000	$1,349,140
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	2,660,000	1,915,200
Textron, Inc.
5.600%, 12/01/2017	1,095,000	1,157,823
The Hertz Corp.
6.750%, 04/15/2019	1,625,000	1,629,063
TransDigm, Inc.
7.750%, 12/15/2018	1,205,000	1,295,375
Tutor Perini Corp.
7.625%, 11/01/2018	790,000	746,550
Tyco Electronics Group SA
6.550%, 10/01/2017	945,000	1,091,928
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	1,035,463	952,626
Union Pacific Corp.
4.163%, 07/15/2022	1,137,000	1,233,547
United Air Lines, Inc. 2007-1 Class C
Pass Through Trust
3.059%, 07/02/2014 (P)	1,393,733	1,296,172
United Air Lines, Inc. 2009-1 Pass
Through Trust
10.400%, 11/01/2016	414,642	458,677
United Air Lines, Inc. 2009-2A Pass
Through Trust
9.750%, 01/15/2017	947,149	1,022,921
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	1,210,000	1,282,600
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	1,230,000	1,300,725
Waste Management, Inc.
7.750%, 05/15/2032	625,000	870,279
Western Express, Inc.
12.500%, 04/15/2015 (S)	1,310,000	556,750
		43,425,438
Information Technology - 0.21%
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,285,000	1,310,700
Equinix, Inc.
8.125%, 03/01/2018	545,000	594,050
Hewlett-Packard Company
4.375%, 09/15/2021	740,000	763,411
		2,668,161
Materials - 2.60%
Alcoa, Inc.
5.400%, 04/15/2021	675,000	676,015
5.720%, 02/23/2019	560,000	579,226
Allegheny Technologies, Inc.
5.950%, 01/15/2021	300,000	318,755
9.375%, 06/01/2019	680,000	868,170
American Pacific Corp.
9.000%, 02/01/2015	570,000	554,325
ArcelorMittal
6.125%, 06/01/2018	530,000	523,271
6.750%, 03/01/2041	725,000	650,935
9.850%, 06/01/2019	960,000	1,067,442
Braskem America Finance Company
7.125%, 07/22/2041 (S)	935,000	898,769
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	2,180,000	2,327,150
Building Materials Corp. of America
6.750%, 05/01/2021 (S)	600,000	630,000
Cemex SAB de CV
9.000%, 01/11/2018 (S)	1,280,000	1,020,800
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	755,000	742,346
Commercial Metals Company
7.350%, 08/15/2018	820,000	774,900
Corporacion Nacional del Cobre de Chile
5.500%, 10/15/2013 (S)	481,000	515,523
FMG Resources August 2006 Pty, Ltd.
8.250%, 11/01/2019 (S)	435,000	442,613
Fufeng Group, Ltd.
7.625%, 04/13/2016 (S)	900,000	738,000
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	1,865,000	2,065,031
7.250%, 06/01/2028	430,000	518,095
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	885,000	878,363
Graphic Packaging International, Inc.
7.875%, 10/01/2018	260,000	276,900
9.500%, 06/15/2017	560,000	613,200
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	880,000	961,207
International Paper Company
9.375%, 05/15/2019	955,000	1,240,639
JMC Steel Group
8.250%, 03/15/2018 (S)	475,000	463,125
Metinvest BV
8.750%, 02/14/2018 (S)	1,145,000	940,618
Polymer Group, Inc.
7.750%, 02/01/2019 (S)	285,000	294,975
Pretium Packaging LLC
11.500%, 04/01/2016	420,000	411,600
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	1,240,000	1,243,100
Rio Tinto Alcan, Inc.
5.000%, 06/01/2015	339,000	368,007
Severstal Columbus LLC
10.250%, 02/15/2018	320,000	335,200
Solo Cup Company
10.500%, 11/01/2013	630,000	639,450
SunCoke Energy, Inc.
7.625%, 08/01/2019 (S)	665,000	665,000
Taseko Mines, Ltd.
7.750%, 04/15/2019	320,000	288,800
Teck Resources, Ltd.
6.250%, 07/15/2041	390,000	449,687
10.750%, 05/15/2019	499,000	608,780
Temple-Inland, Inc.
6.625%, 01/15/2018	1,935,000	2,176,312
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018	395,000	351,550
Vale Overseas, Ltd.
6.875%, 11/10/2039	865,000	989,062
Verso Paper Holdings LLC
8.750%, 02/01/2019	270,000	164,700
Vulcan Materials Company
7.500%, 06/15/2021	325,000	351,000
Westvaco Corp.
7.950%, 02/15/2031	1,805,000	1,998,821
		32,621,462

The accompanying notes are an integral part of the financial statements.

7

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services - 2.45%
America Movil SAB de CV
5.000%, 03/30/2020		$975,000	$1,076,785
AT&T, Inc.
5.350%, 09/01/2040		580,000	651,138
6.450%, 06/15/2034		217,000	260,576
BellSouth Corp.
6.000%, 11/15/2034		2,000,000	2,265,504
6.550%, 06/15/2034		1,580,000	1,877,707
Brasil Telecom SA
9.750%, 09/15/2016 (S)	BRL	2,010,000	1,056,051
CenturyLink, Inc.
6.450%, 06/15/2021		$775,000	776,156
7.600%, 09/15/2039		780,000	764,258
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		1,895,000	1,936,074
6.113%, 01/15/2020 (S)		1,320,000	1,455,939
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030		1,358,000	1,891,694
Embarq Corp.
7.995%, 06/01/2036		1,280,000	1,324,445
Frontier Communications Corp.
8.500%, 04/15/2020		1,315,000	1,346,231
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)		1,105,000	1,100,511
7.628%, 06/15/2016 (S)		825,000	806,517
GTP Towers Issuer LLC
8.112%, 02/15/2015 (S)		2,290,000	2,359,229
NII Capital Corp.
8.875%, 12/15/2019		930,000	978,825
10.000%, 08/15/2016		600,000	681,000
PAETEC Holding Corp.
9.875%, 12/01/2018		936,000	1,029,600
SBA Telecommunications, Inc.
8.000%, 08/15/2016		470,000	506,425
SBA Tower Trust
5.101%, 04/15/2017 (S)		1,200,000	1,249,500
Sprint Capital Corp.
6.875%, 11/15/2028		750,000	535,313
Telecom Italia Capital SA
7.200%, 07/18/2036		970,000	800,105
7.721%, 06/04/2038		665,000	566,397
Verizon Communications, Inc.
6.900%, 04/15/2038		1,715,000	2,288,114
West Corp.
11.000%, 10/15/2016		1,075,000	1,131,438
			30,715,532
Utilities - 3.10%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)		1,055,000	1,127,967
Appalachian Power Company
5.800%, 10/01/2035		1,961,000	2,259,154
Arizona Public Service Company
5.500%, 09/01/2035		1,118,000	1,283,770
Beaver Valley II Funding
9.000%, 06/01/2017		1,504,000	1,582,313
BVPS II Funding Corp.
8.890%, 06/01/2017		659,000	730,477
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033		535,000	728,385
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		790,000	811,725
CMS Energy Corp.
6.250%, 02/01/2020	1,650,000	1,732,144
Commonwealth Edison Company
5.800%, 03/15/2018	1,080,000	1,274,691
DPL, Inc.
7.250%, 10/15/2021 (S)	1,460,000	1,576,800
Exelon Generation Company LLC
6.250%, 10/01/2039	925,000	1,124,991
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%)
12/01/2066	1,778,000	1,707,769
Ipalco Enterprises Inc
5.000%, 05/01/2018	1,285,000	1,259,300
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	1,545,000	1,593,895
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	930,000	1,057,271
Michigan Consolidated Gas Company
5.700%, 03/15/2033	736,000	875,238
Midwest Generation LLC, Series B
8.560%, 01/02/2016	1,002,684	1,012,711
NiSource Finance Corp.
6.400%, 03/15/2018	1,672,000	1,922,054
6.800%, 01/15/2019	1,000,000	1,170,911
NRG Energy, Inc.
7.625%, 01/15/2018	980,000	980,000
8.250%, 09/01/2020	865,000	869,325
NV Energy, Inc.
6.250%, 11/15/2020	650,000	673,272
PNM Resources, Inc.
9.250%, 05/15/2015	1,764,000	1,949,220
PNPP II Funding Corp.
9.120%, 05/30/2016	572,000	615,850
PPL Capital Funding, Inc. (6.700% to
03/30/2017, then 3 month
LIBOR + 2.665%)
03/30/2067	1,340,000	1,307,170
PPL Energy Supply LLC
6.500%, 05/01/2018	1,000,000	1,136,746
PSEG Power LLC
8.625%, 04/15/2031	736,000	1,084,138
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	590,782	648,401
SPI Electricity & Gas Australia
Holdings Pty, Ltd.
6.150%, 11/15/2013 (S)	798,000	847,041
TransAlta Corp.
6.650%, 05/15/2018	2,157,000	2,493,839
W3A Funding Corp.
8.090%, 01/02/2017	397,111	392,179
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%)
05/15/2067	1,045,000	1,045,523
		38,874,270
TOTAL CORPORATE BONDS (Cost $457,201,036)	$480,266,527

CAPITAL PREFERRED SECURITIES - 1.13%
Financials - 1.13%
Allfirst Preferred Capital Trust ,
1.903%, 07/15/2029 (P)	1,025,000	769,171
Aon Corp. , 8.205%, 01/01/2027	800,000	931,343

The accompanying notes are an integral part of the financial statements.

8

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%) 04/15/2037	$1,925,000	$1,886,500
MetLife Capital Trust X (9.250% to
04/08/2038 then 3 month
LIBOR + 5.540%) 04/08/2038 (S)	800,000	914,000
PNC Financial Services Group, Inc. ,
6.750%, 08/01/2021 (P)(Q)	545,000	532,972
PNC Preferred Funding Trust III (8.700%
to 03/15/2013, then 3 month
LIBOR + 5.226%) 03/15/2013 (Q)(S)	1,880,000	1,910,700
Regions Financing Trust II (6.625% to
05/15/2027, then 3 month LIBOR
1.290%) 05/15/2047	415,000	340,300
Schwab Capital Trust I (7.500% to
11/15/2017, then 3 month
LIBOR + 2.375%) 11/15/2037	890,000	890,294
Sovereign Capital Trust VI ,
7.908%, 06/13/2036	390,000	366,600
State Street Capital Trust III ,
5.536%, 03/15/2012 (P)(Q)	1,800,000	1,770,714
State Street Capital Trust IV,
1.546%, 06/15/2037 (P)	2,260,000	1,487,681
SunTrust Preferred Capital I ,
4.000%, 03/15/2012 (Q)	425,000	289,000
USB Capital IX , 3.500%, 03/12/2012 (Q)	1,745,000	1,216,771
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%) 12/15/2065 (S)	890,000	809,900
		14,115,946
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,962,040)		$14,115,946

CONVERTIBLE BONDS - 0.08%
Industrials - 0.05%
US Airways Group, Inc.
7.250%, 05/15/2014	430,000	559,538
Consumer Discretionary - 0.03%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	320,000	413,600
TOTAL CONVERTIBLE BONDS (Cost $775,463)		$973,138

MUNICIPAL BONDS - 0.68%
George Washington University (District of
Columbia) 5.095%, 09/15/2032 (P)	4,485,000	4,655,968
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,688,519
State of California 7.600%, 11/01/2040	535,000	661,132
State of Illinois 5.100%, 06/01/2033	570,000	520,228
TOTAL MUNICIPAL BONDS (Cost $7,603,593)		$8,525,847

TERM LOANS (M) - 0.23%
Consumer Discretionary - 0.19%
CCM Merger, Inc.
7.000%, 03/01/2017	479,990	474,390
Kalispel Tribal Economic Authority
7.500%, 02/22/2017	1,556,970	1,432,412
Vertis, Inc.
11.750%, 12/31/2015	845,753	465,164
		2,371,966
Financials - 0.04%
iStar Financial, Inc.
7.000%, 06/30/2014	570,000	550,335
TOTAL TERM LOANS (Cost $3,400,330)		$2,922,301

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.80%
Commercial & Residential - 12.92%
American Home Mortgage Assets,
Series 2006-6, Class XP IO
2.270%, 12/25/2046	10,381,838	600,452
American Home Mortgage
Investment Trust, Series 2004-4,
Class 5A 2.620%, 02/25/2045 (P)	1,929,372	1,644,473
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,705,000	1,797,397
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	1,970,000	2,089,406
Americold LLC Trust, Series 2010-ARTA,
Class D 7.443%, 01/14/2029 (S)	1,550,000	1,541,322
Banc of America
Commercial Mortgage, Inc.
Series 2005-5, Class XC IO,
0.106%, 10/10/2045 (S)	249,967,299	889,884
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	2,524,154	2,492,986
Series 2006-4, Class AM,
5.675%, 07/10/2046	2,130,000	2,187,259
Series 2006-2, Class AM,
5.766%, 05/10/2045 (P)	1,550,000	1,621,584
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	2,250,000	2,467,114
Banc of America Large Loan, Inc.
Series 2005-MIB1, Class B,
0.538%, 03/15/2022 (P)(S)	4,081,912	3,995,376
Series 2005-MIB1, Class E,
0.678%, 03/15/2022 (P)(S)	1,320,000	1,232,616
Bear Stearns Alt-A Trust
Series 2004-12 1A1,
0.644%, 01/25/2035 (P)	1,843,414	1,453,441
Series 2005-3, Class B2,
2.489%, 04/25/2035 (P)	991,667	23,463
Bear Stearns Asset Backed Securities, Inc.
Series 2004-AC5, Class A1,
5.250%, 10/25/2034	277,382	252,340
Series 2003-AC4, Class A,
5.500%, 09/25/2033	280,762	288,649
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2004-T16, Class X1 IO,
0.267%, 02/13/2046 (S)	24,681,325	371,972
Series 2004-PWR5, Class X1 IO,
0.303%, 07/11/2042 (S)	23,608,509	411,166
Series 2006-T24, Class AY IO,
0.446%, 10/12/2041 (S)	115,811,001	941,891
Series 2006-PW14, Class D,
5.412%, 12/11/2038 (S)	2,130,000	660,300
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.504%, 12/25/2036 (P)	1,414,627	668,454
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.728%, 03/15/2049 (P)	2,414,000	2,701,746

The accompanying notes are an integral part of the financial statements.

9

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-1, Class 2B1
2.426%, 04/25/2035 (P)	$499,672	$9,760
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class C 5.225%, 07/15/2044 (P)	1,000,000	729,429
Commercial Mortgage Pass
Through Certificates
Series 2011-THL, Class A,
3.376%, 06/09/2028 (S)	2,000,000	2,027,860
Series 2007-C9, Class A4,
5.814%, 12/10/2049 (P)	3,475,000	3,879,598
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-HYB2, Class 4A,
2.616%, 07/20/2034 (P)	2,821,116	2,609,532
Series 2005-12, Class 2A5,
5.500%, 05/25/2035	389,402	383,972
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2005-C1, Class AX IO,
0.171%, 02/15/2038 (S)	43,771,005	394,596
Series 2004-C4, Class A4,
4.283%, 10/15/2039	38,614	38,697
Extended Stay America Trust,
Series 2010-ESHA, Class B
4.221%, 11/05/2027 (S)	1,000,000	1,003,979
First Horizon Alternative Mortgage
Securities, Series 2004-AA5, Class B1
2.326%, 12/25/2034 (P)	701,209	78,756
FREMF Mortgage Trust
Series 2011, Class K11,
4.569%, 12/25/2048 (P)(S)	875,000	743,418
Series 2011-K10, Class B,
4.598%, 11/25/2049 (P)(S)	1,000,000	864,337
G-Force LLC, Series 2005-RR2,
Class A4B 5.422%, 12/25/2039 (S)	2,060,000	527,108
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class XC IO,
0.247%, 06/10/2048 (S)	63,444,953	808,860
Series 2005-C1, Class XP IO,
0.513%, 06/10/2048	115,171,385	65,072
Series 2002-2A, Class A3,
5.349%, 08/11/2036	661,830	668,768
GMAC Mortgage Loan Trust,
Series 2004-AR2, Class 3A
3.168%, 08/19/2034 (P)	2,209,618	1,908,259
Greenwich Capital
Commercial Funding Corp.
Series 2007-GG9, Class C,
5.554%, 03/10/2039 (P)	1,695,000	593,250
Series 2006-GG7, Class AM,
5.882%, 07/10/2038 (P)	2,425,000	2,460,873
GS Mortgage Securities Corp. II
Series 2005-GG4, Class XC IO,
0.303%, 07/10/2039 (S)	87,379,256	1,390,379
Series 2011-GC3, Class X IO,
1.161%, 03/10/2044 (S)	24,158,873	1,340,117
Series ALF, Class XA1 IO,
3.364%, 02/10/2021 (S)	14,239,459	820,193
Series 2011-ALF, Class D,
4.209%, 02/10/2021 (S)	1,500,000	1,421,850
Series 2007-GG10, Class A4,
5.790%, 08/10/2045 (P)	2,000,000	2,172,398
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1,
2.724%, 09/25/2035 (P)	1,296,754	1,083,738
Series 2004-9, Class B1,
3.099%, 08/25/2034 (P)	1,548,097	571,638
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	30,457,889	188,839
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	36,426,298	240,414
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	45,164,359	226,273
Series 2004-11, Class X1 IO,
2.123%, 01/19/2035	11,590,870	806,705
Series 2005-11, Class X IO,
2.183%, 08/19/2045	6,626,101	288,044
Series 2005-8, Class 1X IO,
2.270%, 09/19/2035	12,045,127	549,815
Series 2004-7, Class 2A3,
2.281%, 11/19/2034 (P)	474,096	317,021
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.697%, 10/25/2036	29,000,434	1,305,020
Series 2005-AR18, Class 1X IO,
2.030%, 10/25/2036	18,122,531	1,268,577
Series 2005-AR5, Class B1,
2.608%, 05/25/2035 (P)	903,031	8,233
Series 2004-AR13, Class B1,
5.296%, 01/25/2035	964,444	81,752
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2006-LDP8, Class X IO,
0.555%, 05/15/2045	84,457,601	1,718,290
Series 2011-C3A, Class XA IO,
1.351%, 02/15/2046 (S)	27,342,520	1,734,965
Series 2011-C4, Class XA IO,
1.624%, 07/15/2046 (S)	36,009,779	2,684,349
Series 2005-LDP3, Class A4B,
4.996%, 08/15/2042 (P)	2,390,000	2,496,673
Series 2005-LDP5, Class A4,
5.206%, 12/15/2044 (P)	5,990,000	6,627,246
Series 2005-PDP5, Class AM,
5.248%, 12/15/2044 (P)	2,000,000	2,106,292
Series 2007-LDPX, Class A2S,
5.305%, 01/15/2049	2,118,271	2,099,715
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	1,250,000	1,325,910
Series 2005-LDP5, Class G,
5.361%, 12/15/2044 (P)(S)	500,000	311,316
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049	2,383,197	2,576,908
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	1,700,000	1,730,959
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	2,990,000	3,205,406
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	4,530,000	4,676,056
Series 2006-LDP7, Class AM,
5.875%, 04/15/2045 (P)	2,430,000	2,503,014
JPMorgan Mortgage Trust,
Series 2006-A7, Class 2A5
2.756%, 01/25/2037 (P)	41,754	0

The accompanying notes are an integral part of the financial statements.

10

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.357%, 02/15/2040 (S)	$34,014,502	$675,052
Series 2005-C2, Class AJ,
5.205%, 04/15/2030 (P)	1,000,000	1,026,151
Series 2006-C6, Class AM,
5.413%, 09/15/2039	2,805,000	2,827,319
Series 2007-C2, Class A3,
5.430%, 02/15/2040	2,410,000	2,571,188
Series 2007-C1, Class AM,
5.455%, 02/15/2040	2,185,000	2,181,823
Series 2006-C4, Class A4,
5.870%, 06/15/2038 (P)	1,502,000	1,684,847
Master Adjustable Rate Mortgages Trust
Series 2004-8, Class 5A1,
2.635%, 08/25/2034 (P)	2,507,506	2,208,801
Series 2004-13, Class 2A1,
2.664%, 04/21/2034 (P)	1,288,468	1,230,674
Merrill Lynch, Series 2006-2, Class A4
5.906%, 06/12/2046 (P)	2,985,000	3,332,382
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class XC IO,
0.099%, 07/12/2038 (S)	237,640,032	1,067,954
Series 2005-CIP1, Class XP IO,
0.134%, 07/12/2038	120,843,092	433,948
Series 2006-C2, Class X IO,
0.356%, 08/12/2043 (S)	95,506,990	1,314,558
Series 2008-C1, Class X IO,
0.530%, 02/12/2051 (S)	52,996,303	979,478
Series 2004-KEY2, Class A4,
4.864%, 08/12/2039 (P)	1,588,012	1,688,971
MLCC Mortgage Investors, Inc.
Series 2005-A, Class A1,
0.524%, 03/25/2030 (P)	104,222	84,476
Series 2006-3, Class 2A1,
2.375%, 10/25/2036 (P)	2,120,980	1,900,977
Series 2007-3, Class M1,
5.327%, 09/25/2037 (P)	981,255	516,736
Series 2007-3, Class M2,
5.327%, 09/25/2037 (P)	369,551	48,222
Series 2007-3, Class M3,
5.327%, 09/25/2037 (P)	239,712	16,738
Morgan Stanley Capital I
Series 2005-T17, Class X1 IO,
0.186%, 12/13/2041 (S)	60,677,190	741,051
Series 2005-IQ9, Class X1 IO,
0.432%, 07/15/2056 (S)	30,558,474	937,717
Series 2007-SRR3, Class A,
0.585%, 12/20/2049 (P)(S)	3,000,000	14,190
Series 2007-SRR3, Class B,
0.685%, 12/20/2049 (P)(S)	3,000,000	12,660
Series 2011-C3, Class XA IO,
1.403%, 07/15/2049 (S)	22,218,882	1,437,562
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	3,030,000	3,202,146
Series 2008-HQ8, Class AM,
5.466%, 03/12/2044 (P)	2,715,000	2,778,246
Series 2006-T23, Class A4,
5.814%, 08/12/2041 (P)	1,469,000	1,678,421
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	394,400
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
2.649%, 05/25/2035 (P)	1,630,959	236,866
Residential Accredit Loans, Inc.
Series 2005-QO4, Class X IO,
2.395%, 12/25/2045	17,864,562	851,429
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	378,766	383,052
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.485%, 05/20/2035 (P)	213,133	150,452
Structured Asset Securities Corp.
Series 2003-6A, Class B1,
2.657%, 03/25/2033 (P)	1,696,293	1,127,467
Series 1998-RF2, Class A,
7.714%, 07/15/2027 (P)(S)	213,736	215,168
Thornburg Mortgage Securities Trust,
Series 2004-1, Class II2A
1.744%, 03/25/2044 (P)	1,774,507	1,494,260
Timberstar Trust, Series 2006-1A, Class A
5.668%, 10/15/2036 (S)	2,300,000	2,569,160
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C17, Class XC IO,
0.136%, 03/15/2042 (S)	41,097,077	311,310
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	1,862,483	1,744,454
Series 2005-C16, Class D,
5.044%, 10/15/2041 (P)	1,000,000	909,055
Series 2005-C16, Class E,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,219,578
WaMu Commercial Mortgage
Securities Trust, Series 2007-SL3,
Class A 5.939%, 03/23/2045 (P)(S)	1,817,513	1,801,397
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class B1,
0.894%, 04/25/2045 (P)	4,015,924	495,922
Series 2005-AR13, Class B1,
0.894%, 10/25/2045 (P)	3,597,011	516,729
Series 2005-AR19, Class B1,
0.994%, 12/25/2045 (P)	2,112,481	265,579
Series 2006-AR4, Class 1A1B,
1.148%, 05/25/2046 (P)	1,907,941	912,986
Series 2005-AR13, Class X IO,
1.493%, 10/25/2045	45,668,440	2,168,383
Series 2005-AR8, Class X IO,
1.634%, 07/25/2045	19,435,062	916,105
Series 2005-AR6, Class X IO,
1.650%, 04/25/2045	20,371,884	982,074
Series 2005-AR12, Class 1A2,
2.482%, 10/25/2035 (P)	575,488	538,964
Series 2005-1, Class 6A1,
6.500%, 03/25/2035	633,678	593,774
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR5, Class 1A1,
4.973%, 04/25/2035 (P)	1,065,868	897,358
Series 2006-AR15, Class A3,
5.312%, 10/25/2036 (P)	2,188,514	473,572
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA IO
1.735%, 03/15/2044 (S)	26,575,932	2,354,070
		162,123,372

The accompanying notes are an integral part of the financial statements.

11

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. - 1.12%
Federal Home Loan Mortgage Corp.
Series K011, Class X1 IO,
0.385%, 11/25/2020	$58,274,293	$1,378,653
Series K014, Class X1 IO,
1.280%, 04/25/2021	5,681,795	484,606
Series KAIV, Class X1 IO,
1.410%, 06/25/2046	27,282,291	2,310,103
Series 3632, Class AP,
3.000%, 02/15/2040	5,588,295	5,793,768
Series 3956, Class DJ,
3.250%, 10/15/2036	2,998,544	3,094,559
Series 3630, Class BI IO,
4.000%, 05/15/2027	1,340,928	66,220
Series 3623, Class LI IO,
4.500%, 01/15/2025	2,044,980	183,342
Series 3794, Class PI IO,
4.500%, 02/15/2038	2,828,521	321,597
Series 3581, Class IO,
6.000%, 10/15/2039	2,135,278	317,170
Series T-41, Class 3A,
6.925%, 07/25/2032 (P)	132,445	152,067
		14,102,085
U.S. Government Agency - 1.76%
Federal National Mortgage Association
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	4,132,770	211,380
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	4,079,360	241,299
Series 2010-15, Class KA,
4.000%, 03/25/2039	3,285,557	3,470,215
Series 402, Class 4 IO,
4.000%, 10/25/2039	6,274,950	764,871
Series 402, Class 3 IO,
4.000%, 11/25/2039	3,489,470	449,465
Series 2011-41, Class KA,
4.000%, 01/25/2041	4,099,919	4,371,991
Series 2009-109, Class IW IO,
4.500%, 04/25/2038	3,264,239	339,096
Series 398, Class C3 IO,
4.500%, 05/25/2039	4,253,267	585,895
Series 401, Class C2 IO,
4.500%, 06/25/2039	2,852,988	388,762
Series 402, Class 7 IO,
4.500%, 11/25/2039	5,338,105	730,722
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	2,735,899	248,751
Series 407, Class 21 IO,
5.000%, 01/25/2039	3,226,031	464,329
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	5,612,341	770,747
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	7,546,465	1,003,680
Series 407, Class 15 IO,
5.000%, 01/25/2040	3,692,766	547,804
Series 407, Class 16 IO,
5.000%, 01/25/2040	909,897	149,822
Series 407, Class 17 IO,
5.000%, 01/25/2040	779,148	118,524
Series 407, Class 7 IO,
5.000%, 03/25/2041	2,620,292	439,205
Series 407, Class 8 IO,
5.000%, 03/25/2041	1,229,362	236,206
Series 2010-135, Class TS IO,
5.726%, 12/25/2040	8,765,668	1,477,077
Series 2001-50, Class BA,
7.000%, 10/25/2041	34,579	39,824
Series 2002-W3, Class A5,
7.500%, 11/25/2041	202,676	238,679
Government National
Mortgage Association
Series 2010-78, Class AI IO,
4.500%, 04/20/2039	4,856,014	517,668
Series 2010-162, Class MS IO,
5.765%, 10/20/2039	9,510,526	1,379,966
Series 2010-147, Class SA IO,
5.885%, 05/20/2040	9,249,773	1,422,171
Series 2010-85, Class SB IO,
6.318%, 03/16/2040	8,493,340	1,401,671
		22,009,820
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $221,838,493)		$198,235,277

ASSET BACKED SECURITIES - 2.77%
Aegis Asset Backed Securities Trust,
Series 2004-3, Class A1
0.654%, 09/25/2034 (P)	1,128,017	1,020,686
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	9,591	9,652
Argent Securities, Inc., Series 2004-W1,
Class M3 1.744%, 03/25/2034 (P)	367,115	145,857
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.714%, 03/25/2035 (P)	1,087,572	843,552
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.644%, 02/28/2041 (P)	819,894	712,884
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.534%, 07/25/2036 (P)(S)	1,557,890	1,200,941
Capital Trust Re CDO, Ltd.,
Series 2005-1A, Class E
2.385%, 03/20/2050 (H)(P)(S)	834,000	8
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5,
0.354%, 10/25/2036 (P)	533,910	412,767
Series 2005-OPT2, Class M2,
0.744%, 05/25/2035 (P)	1,115,000	988,772
Centex Home Equity
Series 2005-A, Class M4,
1.094%, 01/25/2035 (P)	269,784	129,830
Series 2004-D, Class AF4,
4.680%, 06/25/2032	759,093	719,317
Citigroup Mortgage Loan Trust,
Series 2006-WFH3, Class A3
0.444%, 10/25/2036 (P)	1,673,883	1,515,795
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A-5
8.100%, 08/15/2025	13,293	13,198
Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A2
0.474%, 06/25/2036 (P)	736,264	580,451

The accompanying notes are an integral part of the financial statements.

12

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB2, Class M1,
0.734%, 04/25/2036 (P)	$1,992,915	$1,737,399
Series 2006-MH1, Class B1,
6.250%, 10/25/2036 (S)	2,560,000	1,376,973
Crest, Ltd., Series 2002-IGA, Class A
0.875%, 07/28/2017 (P)(S)	59,856	59,175
Dillon Read CMBS CDO, Ltd.,
Series 2006-1A, Class A3
1.227%, 12/05/2046 (H)(P)(S)	5,025,000	50
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2,
5.261%, 04/25/2037 (S)	1,445,000	1,450,780
Series 2007-1, Class M1,
7.629%, 04/25/2037 (S)	1,740,000	1,753,034
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.115%, 04/25/2034	255,216	139,347
Series 2004-1, Class M3,
5.260%, 04/25/2034	303,746	81,920
Fremont Home Loan Trust, Series 2005-1,
Class M3 0.804%, 06/25/2035 (P)	840,000	749,466
FUEL Trust, Series 2011-1
4.207%, 04/15/2016 (S)	1,600,000	1,613,896
Home Equity Asset Trust, Series 2005-5,
Class M1 0.774%, 11/25/2035 (P)	1,150,000	869,924
JER CDO, Series 2006-2A, Class FFL
1.794%, 03/25/2045 (H)(P)(S)	2,000,000	20
Leaf Capital Funding SPE A LLC
Series 2010-A, Class C,
7.278%, 12/15/2020 (P)(S)	204,986	204,986
Series 2010-A, Class D,
10.278%, 12/15/2020 (P)(S)	157,000	157,000
Series 2010-A, Class E1,
14.778%, 12/15/2020 (P)(S)	183,270	183,270
Leaf II Receivables Funding LLC,
Series 2011-1, Class A
1.700%, 12/20/2018 (S)	862,527	846,139
LNR CDO, Ltd., Series 2006-1A,
Class BFL
0.844%, 05/28/2043 (H)(P)(S)	3,300,000	33
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.344%, 02/25/2034 (P)	190,910	141,593
Master Asset Backed Securities Trust,
Series 2007-HE2, Class A2
0.994%, 08/25/2037 (P)	1,531,001	1,335,335
Merrill Lynch Mortgage Investors, Inc.
Series 2005-HE2, Class A2C,
0.664%, 09/25/2036 (P)	1,700,000	1,475,430
Series 2005-WMC1, Class M1,
1.044%, 09/25/2035 (P)	728,495	672,703
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
0.744%, 03/25/2035 (P)	980,000	666,992
Series 2005-3, Class M1,
0.774%, 07/25/2035 (P)	775,000	658,673
Novastar Home Equity Loan,
Series 2004-4, Class M3
1.374%, 03/25/2035 (P)	1,820,000	1,619,183
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.194%, 01/25/2034 (P)	665,349	470,033
Park Place Securities, Inc.
Series 2005-WCH1, Class M2,
0.814%, 01/25/2036 (P)	2,275,000	1,954,109
Series 2004-WHQ2, Class M2,
0.924%, 02/25/2035 (P)	2,355,000	1,813,960
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3,
4.499%, 08/25/2035	249,300	242,013
Series 2005-2, Class AF4,
4.934%, 08/25/2035	310,000	238,295
Residential Asset Mortgage Products, Inc.
Series 2004-RZ3, Class AI4,
4.572%, 05/25/2033 (P)	159,111	140,909
Series 2004-RS9, Class AI-4,
4.767%, 10/25/2032 (P)	188,996	161,114
Residential Asset Securities Corp.,
Series 2005-KS4, Class M1
0.704%, 05/25/2035 (P)	902,401	803,520
Sonic Capital LLC, Series 2011-1A,
Class A2 5.438%, 05/20/2041 (S)	1,572,000	1,611,300
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.920%, 03/25/2034	607,663	345,093
Trapeza CDO LLC, Series 2007-12A,
Class B 0.941%, 04/06/2042 (P)(S)	3,062,376	205,639
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.890%, 05/25/2034 (P)	733,037	734,477
TOTAL ASSET BACKED SECURITIES (Cost $50,706,805)		$34,807,493

COMMON STOCKS - 0.01%
Greektown Superholdings, Inc. (I)	821	56,058
BTA Bank JSC, GDR (S)	1,781	1,799
TOTAL COMMON STOCKS (Cost $135,472)		$57,857

PREFERRED SECURITIES - 0.47%
Ally Financial, Inc., 7.300%	30,550	$632,080
Apache Corp., Series D, 6.000% (L)	11,569	627,965
Bank of America Corp., Series 8, 8.625%	25,000	549,000
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	10,400	271,024
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	42,340	818,856
Greektown
Superholdings, Inc., Series A (I)	16,024	1,094,119
Ocean Spray Cranberries, Inc.,
Series A, 6.250%	22,216	1,946,677
TOTAL PREFERRED SECURITIES (Cost $6,759,426)		$5,939,721

SECURITIES LENDING COLLATERAL - 0.28%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	351,912	$3,521,517
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,520,973)		$3,521,517

The accompanying notes are an integral part of the financial statements.

13

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 11.58%
Money Market Funds - 11.58%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$145,295,973	$145,295,973
TOTAL SHORT-TERM INVESTMENTS (Cost $145,295,973)		145,295,973
Total Investments (Active Bond Trust)
(Cost $1,332,472,325) - 105.61%		$1,325,223,731
Other assets and liabilities, net - (5.61%)		(70,341,862)
TOTAL NET ASSETS - 100.00%		$1,254,881,869

Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 47.54%
U.S. Government - 11.80%
U.S. Treasury Bonds 3.750%, 08/15/2041	$219,570,000	$257,617,309
U.S. Treasury Notes
1.000%, 08/31/2016	30,660,000	31,000,142
1.500%, 07/31/2016	30,234,000	31,263,831
2.000%, 11/15/2021	257,870,000	260,690,582
2.250%, 11/30/2017 to 07/31/2018	94,194,000	100,358,076
U.S. Treasury Strips, PO 2.906%, 11/15/2030	40,870,000	23,666,100
		704,596,040
U.S. Government Agency - 35.74%
Federal Farm Credit Bank
1.125%, 02/27/2014	8,300,000	8,416,349
1.500%, 11/16/2015	10,000,000	10,213,840
2.625%, 04/17/2014	25,000,000	26,202,100
4.875%, 12/16/2015	12,700,000	14,654,759
5.125%, 08/25/2016	12,420,000	14,681,446
Federal Home Loan Bank 5.000%, 11/17/2017	33,755,000	40,530,439
Federal Home Loan Mortgage Corp.
2.694%, 06/01/2035 (P)	7,261,567	7,668,335
3.792%, 12/01/2039 (P)	13,167,788	13,793,475
4.000%, 08/01/2025 to 09/01/2041	90,021,961	94,454,660
4.271%, 09/01/2039 (P)	1,837,991	1,951,188
4.388%, 09/01/2039 (P)	2,229,184	2,389,985
4.500%, 02/01/2039 to 04/01/2040	83,745,160	89,903,988
5.000%, 09/01/2040 to 03/01/2041	48,572,871	52,231,698
5.500%, 08/01/2035	9,304,586	10,105,367
6.500%, 05/01/2037 to 02/01/2038	10,085,954	11,177,340
Federal National Mortgage Association
2.439%, 10/01/2035 (P)	86,994,520	92,134,939
3.000%, 11/01/2026	16,783,290	17,353,952
3.196%, 10/01/2040 (P)	1,013,251	1,053,503
3.500%, 09/01/2025 to 12/01/2026	67,603,601	70,741,782
4.000%, TBA (C)	77,000,000	80,884,481
4.000%, 07/01/2024 to 01/01/2042	223,596,801	235,597,594
4.201%, 08/01/2039 (P)	6,079,349	6,380,511
4.340%, 09/01/2039 (P)	6,214,384	6,599,449
4.482%, 09/01/2039 (P)	6,308,459	6,801,670
4.500%, 08/01/2040 to 10/01/2041	187,314,048	199,728,732
5.000%, 02/01/2033 to 12/01/2041	383,888,042	415,191,074
5.500%, 02/01/2036 to 05/01/2040	125,011,491	136,094,864
6.000%, 04/01/2035 to 06/01/2040	125,007,673	137,695,690
6.500%, 07/01/2036 to 08/01/2039	137,713,671	153,555,909
Government National Mortgage Association
3.500%, 10/20/2039 to 11/20/2039 (P)	37,537,871	39,500,681
4.000%, 10/15/2039 to 11/15/2041	62,933,756	67,627,715
5.000%, 08/15/2039	886,949	982,661
Tennessee Valley Authority
3.875%, 02/15/2021	14,511,000	16,549,259
4.500%, 04/01/2018	5,000,000	5,863,460
5.250%, 09/15/2039	13,695,000	17,445,294
6.250%, 12/15/2017	9,264,000	11,787,078
7.125%, 05/01/2030	11,114,000	16,928,067
		2,134,873,334
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,795,929,764)		$2,839,469,374

FOREIGN GOVERNMENT
OBLIGATIONS - 0.14%
South Korea - 0.14%
Korea Development Bank 4.000%, 09/09/2016	8,355,000	8,467,567
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,319,706)		$8,467,567

CORPORATE BONDS - 39.92%
Consumer Discretionary - 3.84%
Best Buy Company, Inc. 6.750%, 07/15/2013	12,853,000	13,629,604
BorgWarner, Inc. 5.750%, 11/01/2016	4,770,000	5,299,732
CBS Corp. 7.875%, 07/30/2030	13,795,000	17,525,499
Daimler Finance North America LLC
2.625%, 09/15/2016 (S)	9,995,000	9,938,768
DIRECTV Holdings LLC
3.500%, 03/01/2016	21,705,000	22,380,525
6.350%, 03/15/2040	5,550,000	6,302,347
Expedia, Inc. 5.950%, 08/15/2020	11,240,000	11,330,999
Grupo Televisa SAB 6.625%, 01/15/2040	7,080,000	7,983,550
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	3,250,000	3,509,113
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	7,095,000	7,237,390
6.000%, 05/05/2015 (S)	8,390,000	9,004,240
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	9,000,000	9,216,423
Kia Motors Corp. 3.625%, 06/14/2016 (S)	6,600,000	6,544,276
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	1,128,000	1,182,601
Mattel, Inc. 2.500%, 11/01/2016	4,935,000	4,967,842
NBC Universal Media LLC
3.650%, 04/30/2015	19,900,000	21,007,117
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	9,245,000	10,465,172
6.400%, 12/15/2035	3,195,000	3,495,279
Nissan Motor Acceptance Corp.
4.500%, 01/30/2015 (S)	9,000,000	9,352,143
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	115,000	112,016
Staples, Inc. 9.750%, 01/15/2014	14,000,000	16,010,106
Time Warner Cable, Inc. 6.750%, 07/01/2018	10,205,000	12,117,366
UBM PLC 5.750%, 11/03/2020 (S)	6,185,000	6,236,397
Viacom, Inc. 6.125%, 10/05/2017	12,605,000	14,575,527
		229,424,032
Consumer Staples - 0.91%
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	4,555,000	4,717,723
5.100%, 07/15/2015	3,455,000	3,616,818
8.500%, 06/15/2019	9,161,000	11,147,948

The accompanying notes are an integral part of the financial statements.

14

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
CVS Caremark Corp. 4.875%, 09/15/2014	$11,950,000	$13,069,488
Lorillard Tobacco Company
3.500%, 08/04/2016	3,155,000	3,191,901
6.875%, 05/01/2020	6,160,000	6,881,207
The Kroger Company 6.400%, 08/15/2017	10,000,000	11,896,120
		54,521,205
Energy - 3.56%
Anadarko Petroleum Corp.
5.750%, 06/15/2014	14,248,000	15,336,305
DCP Midstream LLC 9.750%, 03/15/2019 (S)	11,195,000	14,589,693
Energy Transfer Partners LP
5.950%, 02/01/2015	9,695,000	10,480,547
9.700%, 03/15/2019	7,765,000	9,510,727
Enterprise Products Operating LLC
6.500%, 01/31/2019	24,830,000	28,905,795
6.650%, 04/15/2018	5,295,000	6,251,303
Husky Energy, Inc. 5.900%, 06/15/2014	15,000,000	16,304,925
Kerr-McGee Corp. 6.950%, 07/01/2024	16,795,000	20,021,571
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	4,185,000	5,178,594
Marathon Petroleum Corp.
6.500%, 03/01/2041	9,785,000	11,068,714
NuStar Logistics LP 7.650%, 04/15/2018	9,212,000	10,934,027
Petrohawk Energy Corp. 6.250%, 06/01/2019	13,715,000	15,086,500
Spectra Energy Capital LLC
5.668%, 08/15/2014	6,175,000	6,759,316
6.200%, 04/15/2018	6,550,000	7,425,244
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%) 05/15/2067	12,565,000	12,610,108
Weatherford International, Inc.
6.800%, 06/15/2037	2,080,000	2,322,871
Williams Partners LP 7.250%, 02/01/2017	16,450,000	19,519,488
		212,305,728
Financials - 18.18%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	8,260,000	7,411,913
Aflac, Inc.
6.900%, 12/17/2039	5,340,000	5,927,277
8.500%, 05/15/2019	9,425,000	11,547,529
American Express Company
7.000%, 03/19/2018	8,920,000	10,776,288
AXA SA (6.379% to 12/14/2036, then
3 month
LIBOR + 2.256%) 12/14/2036 (Q)(S)	8,770,000	5,700,500
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	5,960,000	5,945,100
Bank of America Corp.
5.650%, 05/01/2018	12,500,000	11,906,313
6.500%, 08/01/2016	6,470,000	6,517,017
Bank of America NA
5.300%, 03/15/2017	3,280,000	2,958,921
6.000%, 10/15/2036	7,810,000	6,485,994
Barclays Bank PLC
5.140%, 10/14/2020	7,170,000	6,067,261
5.200%, 07/10/2014	19,665,000	20,273,455
6.050%, 12/04/2017 (S)	6,495,000	5,874,572
BB&T Corp. 5.200%, 12/23/2015	5,750,000	6,157,043
BBVA Bancomer SA 6.500%, 03/10/2021 (S)	12,960,000	12,490,200
BioMed Realty LP 6.125%, 04/15/2020	3,400,000	3,567,596
Boston Properties LP 3.700%, 11/15/2018	4,475,000	4,567,964
BPCE SA (12.500% to 09/30/2019, then
3 month
LIBOR + 12.980%) 09/30/2019 (Q)(S)	60,000	54,161
Brandywine Operating Partnership LP
7.500%, 05/15/2015	8,082,000	8,863,796
Capital One Financial Corp.
6.150%, 09/01/2016	13,495,000	14,044,813
6.250%, 11/15/2013	15,644,000	16,692,586
Chubb Corp. (6.375% until 04/15/2017, then
3 month LIBOR + 2.250%) 03/29/2067	8,525,000	8,418,438
Citigroup, Inc.
5.850%, 12/11/2034	8,670,000	8,533,083
6.125%, 11/21/2017	17,530,000	18,713,170
6.875%, 03/05/2038	300,000	329,041
CNA Financial Corp.
5.850%, 12/15/2014	11,000,000	11,592,416
6.500%, 08/15/2016	5,455,000	5,901,601
7.250%, 11/15/2023	11,948,000	12,661,523
CommonWealth REIT
5.750%, 02/15/2014	2,000,000	2,046,308
6.250%, 06/15/2017	4,075,000	4,286,802
6.650%, 01/15/2018	4,550,000	4,863,923
Credit Agricole SA 2.625%, 01/21/2014 (S)	6,000,000	5,647,332
Credit Suisse AG (3 month LIBOR + 0.690%
to 05/15/2017, then 3 month
LIBOR + 1.690%) 05/15/2017 (Q)	17,480,000	11,604,972
Credit Suisse New York
4.375%, 08/05/2020	11,365,000	11,139,109
5.400%, 01/14/2020	6,995,000	6,595,341
Dexus Property Group 7.125%, 10/15/2014 (S)	14,815,000	16,181,047
Discover Bank 7.000%, 04/15/2020	5,875,000	6,144,898
Discover Financial Services
10.250%, 07/15/2019	14,460,000	17,621,318
Duke Realty LP
6.750%, 03/15/2020	3,830,000	4,200,851
8.250%, 08/15/2019	5,625,000	6,607,586
Equity One, Inc. 6.250%, 12/15/2014	7,000,000	7,362,586
ERP Operating LP 4.625%, 12/15/2021	3,175,000	3,236,462
First Horizon National Corp.
5.375%, 12/15/2015	11,420,000	11,561,962
First Tennessee Bank NA 5.050%, 01/15/2015	16,502,000	16,532,446
General Electric Capital Corp.
0.937%, 08/15/2036 (P)	9,945,000	7,425,305
4.375%, 09/16/2020	7,625,000	7,789,067
5.300%, 02/11/2021	10,080,000	10,771,135
5.625%, 05/01/2018	13,930,000	15,597,435
5.875%, 01/14/2038	8,155,000	8,625,658
6.000%, 08/07/2019	7,345,000	8,434,051
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	13,830,000	14,067,447
Hartford Financial Services Group, Inc.
6.300%, 03/15/2018	9,785,000	10,301,540
6.625%, 03/30/2040	4,805,000	4,760,727
HCP, Inc.
5.650%, 12/15/2013	15,000,000	15,777,270
6.300%, 09/15/2016	5,885,000	6,458,199
Health Care REIT, Inc.
4.700%, 09/15/2017	4,400,000	4,370,863
4.950%, 01/15/2021	8,035,000	7,680,648
5.875%, 05/15/2015	7,500,000	7,960,643
6.125%, 04/15/2020	14,665,000	15,189,699
6.200%, 06/01/2016	495,000	527,410
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	12,120,000	13,018,916
ICICI Bank, Ltd. 5.750%, 11/16/2020 (S)	9,690,000	8,912,058

The accompanying notes are an integral part of the financial statements.

15

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Jefferies Group, Inc.
6.875%, 04/15/2021	$4,475,000	$4,027,500
8.500%, 07/15/2019	7,975,000	8,094,625
JPMorgan Chase & Company
3.700%, 01/20/2015	5,855,000	6,071,366
4.250%, 10/15/2020	17,130,000	17,244,017
5.600%, 07/15/2041	12,060,000	12,602,302
6.000%, 01/15/2018	16,895,000	18,844,582
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%) 04/30/2018 (Q)	9,375,000	9,981,469
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	10,275,000	10,064,815
5.750%, 03/15/2014 (S)	10,348,000	10,792,643
Lincoln National Corp. 8.750%, 07/01/2019	7,290,000	8,864,735
Lincoln National Corp. (6.050% to 04/20/17,
then 3 month LIBOR + 2.040%) 04/20/2067	11,170,000	9,299,025
Lloyds TSB Bank PLC 6.375%, 01/21/2021	13,920,000	13,944,972
Mack-Cali Realty LP 7.750%, 08/15/2019	6,715,000	7,999,432
Macquarie Bank, Ltd. 6.625%, 04/07/2021 (S)	5,695,000	5,248,785
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	7,365,000	6,906,256
Merrill Lynch & Company, Inc.
6.220%, 09/15/2026	3,460,000	2,852,763
6.875%, 04/25/2018	15,085,000	14,869,149
7.750%, 05/14/2038	7,595,000	7,206,037
Morgan Stanley
5.500%, 07/28/2021	10,048,000	9,287,366
5.750%, 01/25/2021	2,875,000	2,680,894
6.000%, 04/28/2015	5,900,000	5,911,145
7.300%, 05/13/2019	11,610,000	11,820,849
National City Bank 0.904%, 06/07/2017 (P)	8,625,000	7,911,221
Post Apartment Homes LP
4.750%, 10/15/2017	4,135,000	4,194,614
ProLogis LP
6.250%, 03/15/2017	9,590,000	10,362,503
7.625%, 08/15/2014	5,000,000	5,476,930
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%) 06/30/2019 (Q)(S)	14,362,000	16,803,540
Regions Financial Corp.
0.744%, 06/26/2012 (P)	5,166,000	5,039,753
7.750%, 11/10/2014	8,301,000	8,342,505
Santander Holdings USA, Inc.
4.625%, 04/19/2016	2,595,000	2,492,479
Santander Issuances SA (6.500% to
11/15/2014, then 3 month
LIBOR + 3.920%) 08/11/2019 (S)	2,860,000	2,490,302
Simon Property Group LP 2.800%, 01/30/2017	12,000,000	12,260,076
TD Ameritrade Holding Corp.
4.150%, 12/01/2014	7,000,000	7,399,238
Teachers Insurance & Annuity Association of
America 6.850%, 12/16/2039 (S)	17,430,000	22,328,719
The Bear Stearns Companies LLC
7.250%, 02/01/2018	325,000	380,919
The Goldman Sachs Group, Inc.
3.700%, 08/01/2015	11,945,000	11,704,499
5.250%, 07/27/2021	7,770,000	7,577,141
6.150%, 04/01/2018	13,975,000	14,419,726
6.750%, 10/01/2037	24,065,000	22,358,888
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	3,160,000	3,402,985
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	15,778,000	15,440,319
4.875%, 03/16/2015	7,080,000	6,770,753
The Travelers Companies, Inc.
3.900%, 11/01/2020	6,000,000	6,387,966
Unum Group 7.125%, 09/30/2016	6,493,000	7,410,721
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	7,335,000	8,122,310
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month
LIBOR + 1.147%) 01/15/2012 (Q)(S)	565,000	392,675
Ventas Realty LP 4.750%, 06/01/2021	13,380,000	12,908,837
Vornado Realty LP 4.250%, 04/01/2015	15,025,000	15,551,987
W.R. Berkley Corp. 5.600%, 05/15/2015	6,650,000	7,056,036
Wachovia Bank NA
5.850%, 02/01/2037	7,295,000	7,621,473
6.600%, 01/15/2038	12,955,000	14,666,433
Wachovia Corp.
4.875%, 02/15/2014	3,140,000	3,275,570
5.250%, 08/01/2014	14,970,000	15,791,853
5.750%, 06/15/2017	7,955,000	8,989,946
WEA Finance LLC 6.750%, 09/02/2019 (S)	5,980,000	6,667,754
Willis Group Holdings PLC
5.750%, 03/15/2021	7,850,000	8,321,950
Willis North America, Inc.
6.200%, 03/28/2017	7,398,000	8,136,032
7.000%, 09/29/2019	9,685,000	10,777,768
Woodside Finance, Ltd.
4.500%, 11/10/2014 (S)	8,446,000	8,894,060
		1,086,025,793
Health Care - 1.22%
Amgen, Inc. 1.875%, 11/15/2014	19,730,000	19,988,147
Gilead Sciences, Inc.
4.400%, 12/01/2021	4,465,000	4,725,198
5.650%, 12/01/2041	2,410,000	2,663,067
Medco Health Solutions, Inc.
7.125%, 03/15/2018	16,150,000	18,819,514
Quest Diagnostics, Inc. 6.400%, 07/01/2017	10,000,000	11,830,200
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/2014	14,800,000	14,916,491
		72,942,617
Industrials - 3.07%
America West Airlines 2000-1 Pass
Through Trust 8.057%, 07/02/2020	2,850,727	2,793,713
Asciano Finance, Ltd. 4.625%, 09/23/2020 (S)	3,810,000	3,574,195
Continental Airlines 1997-4 Class A Pass
Through Trust 6.900%, 01/02/2018	7,906,561	8,232,311
Continental Airlines 1998-1 Class A Pass
Through Trust 6.648%, 09/15/2017	4,094,235	4,181,033
Continental Airlines 1999-1 Class A Pass
Through Trust 6.545%, 02/02/2019	4,324,944	4,503,132
Continental Airlines 2007-1 Class A Pass
Through Trust 5.983%, 04/19/2022	11,822,950	12,310,056
Continental Airlines 2010-1 Class A Pass
Through Trust 4.750%, 01/12/2021	3,090,000	3,136,350
Delta Air Lines 2007-1 Class A Pass
Through Trust 6.821%, 08/10/2022	90,761	94,727
Delta Air Lines 2010-1 Class A Pass
Through Trust 6.200%, 07/02/2018	3,320,295	3,536,114
Delta Air Lines 2010-2 Class A Pass
Through Trust 4.950%, 05/23/2019	4,766,089	4,825,665
Delta Air Lines 2011-1 Class A Pass
Through Trust 5.300%, 04/15/2019	7,410,000	7,484,100
Embraer Overseas, Ltd. 6.375%, 01/15/2020	7,410,000	7,910,175
ERAC USA Finance LLC
5.900%, 11/15/2015 (S)	10,279,000	11,385,000

The accompanying notes are an integral part of the financial statements.

16

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	$6,465,000	$6,691,275
Lockheed Martin Corp.
3.350%, 09/15/2021	12,230,000	12,161,390
4.250%, 11/15/2019	4,905,000	5,215,482
Northwest Airlines 2002-1 Class G-2 Pass
Through Trust 6.264%, 11/20/2021	11,525,271	11,554,084
Northwest Airlines 2007-1 Class A Pass
Through Trust 7.027%, 11/01/2019	68,710	69,995
Odebrecht Finance, Ltd.
6.000%, 04/05/2023 (S)	7,685,000	7,704,213
Pentair, Inc. 5.000%, 05/15/2021	6,470,000	6,826,989
Ryder System, Inc. 5.850%, 03/01/2014	15,000,000	16,282,305
Textron, Inc.
5.600%, 12/01/2017	6,839,000	7,231,374
6.200%, 03/15/2015	4,000,000	4,294,544
United Air Lines, Inc. 2009-2A Pass
Through Trust 9.750%, 01/15/2017	10,360,834	11,189,701
Voto-Votorantim Overseas Trading
Operations NV 6.625%, 09/25/2019 (S)	9,630,000	10,207,800
Voto-Votorantim, Ltd. 6.750%, 04/05/2021 (S)	9,465,000	10,009,238
		183,404,961
Information Technology - 0.47%
Fiserv, Inc. 6.800%, 11/20/2017	10,005,000	11,639,177
Hewlett-Packard Company
4.375%, 09/15/2021	6,035,000	6,225,929
Xerox Corp. 4.250%, 02/15/2015	9,865,000	10,399,190
		28,264,296
Materials - 3.52%
Alcoa, Inc. 5.400%, 04/15/2021	12,095,000	12,113,179
Allegheny Technologies, Inc.
5.950%, 01/15/2021	3,150,000	3,346,929
9.375%, 06/01/2019	5,449,000	6,956,853
ArcelorMittal
6.125%, 06/01/2018	11,900,000	11,748,918
6.750%, 03/01/2041	9,275,000	8,327,485
9.850%, 06/01/2019	10,110,000	11,241,501
Braskem America Finance Company
7.125%, 07/22/2041 (S)	7,610,000	7,315,113
Braskem Finance, Ltd. 7.000%, 05/07/2020 (S)	15,900,000	16,973,250
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	6,585,000	6,474,635
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	17,885,000	19,803,256
7.250%, 06/01/2028	2,280,000	2,747,108
Gerdau Trade, Inc. 5.750%, 01/30/2021 (S)	7,375,000	7,319,688
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,055,000	9,890,604
International Paper Company
7.950%, 06/15/2018	10,633,000	12,939,425
9.375%, 05/15/2019	6,955,000	9,035,227
Potash Corp. of Saskatchewan, Inc.
5.250%, 05/15/2014	11,000,000	12,073,842
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	14,220,000	19,353,719
Teck Resources, Ltd.
6.250%, 07/15/2041	3,150,000	3,632,085
10.750%, 05/15/2019	4,834,000	5,897,480
Vale Overseas, Ltd. 6.875%, 11/10/2039	6,835,000	7,815,303
Xstrata Canada Financial Corp.
2.850%, 11/10/2014 (S)	14,810,000	14,887,664
		209,893,264
Telecommunication Services - 2.61%
Alltel Corp. 7.000%, 03/15/2016	10,000,000	11,855,230
America Movil SAB de CV
5.000%, 03/30/2020	13,595,000	15,014,250
AT&T, Inc. 6.500%, 09/01/2037	3,000,000	3,728,583
CenturyLink, Inc.
6.450%, 06/15/2021	6,335,000	6,344,452
7.600%, 09/15/2039	6,375,000	6,246,340
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	15,430,000	15,764,445
6.113%, 01/15/2020 (S)	12,065,000	13,307,502
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	13,475,000	13,420,265
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	5,280,000	5,248,035
Qwest Corp. 7.500%, 10/01/2014	13,207,000	14,548,303
SBA Tower Trust 5.101%, 04/15/2017 (S)	11,983,000	12,477,299
Telecom Italia Capital SA
4.950%, 09/30/2014	7,350,000	6,823,152
5.250%, 11/15/2013	5,000,000	4,803,585
7.200%, 07/18/2036	8,125,000	6,701,906
7.721%, 06/04/2038	5,770,000	4,914,453
Telefonica Emisiones SAU
2.582%, 04/26/2013	15,000,000	14,638,440
		155,836,240
Utilities - 2.54%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	10,560,000	11,290,361
Beaver Valley II Funding 9.000%, 06/01/2017	9,651,000	10,153,528
Comision Federal de Electricidad
4.875%, 05/26/2021 (S)	6,775,000	6,978,250
Commonwealth Edison Company
5.800%, 03/15/2018	15,749,000	18,588,056
Duke Energy Corp. 6.300%, 02/01/2014	14,960,000	16,506,759
Exelon Generation Company LLC
6.250%, 10/01/2039	7,525,000	9,151,950
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%) 12/01/2066	16,330,000	15,684,965
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	4,435,000	4,575,354
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	7,215,000	8,202,380
6.050%, 01/31/2018 (S)	4,760,000	5,552,288
NiSource Finance Corp. 5.400%, 07/15/2014	7,000,000	7,595,777
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	4,500,000	4,975,295
Pennsylvania Electric Company
5.125%, 04/01/2014	5,525,000	5,900,595
PNPP II Funding Corp. 9.120%, 05/30/2016	798,000	859,175
PSEG Power LLC 5.000%, 04/01/2014	9,000,000	9,638,568
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	14,460	15,870
Trans-Allegheny Interstate Line Company
4.000%, 01/15/2015 (S)	7,300,000	7,610,462
W3A Funding Corp. 8.090%, 01/02/2017	101,413	100,153
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%) 05/15/2067	8,575,000	8,579,288
		151,959,074
TOTAL CORPORATE BONDS (Cost $2,362,970,275)		$2,384,577,210

MUNICIPAL BONDS - 0.19%
State of California 7.600%, 11/01/2040	4,995,000	6,172,621

The accompanying notes are an integral part of the financial statements.

17

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
State of Illinois 5.100%, 06/01/2033	$5,790,000	$5,284,417
TOTAL MUNICIPAL BONDS (Cost $10,326,239)		$11,457,038

CAPITAL PREFERRED SECURITIES - 1.50%
Financials - 1.50%
Allfirst Preferred
Capital Trust 1.903%, 07/15/2029 (P)	55,000	41,273
Aon Corp. 8.205%, 01/01/2027	7,435,000	8,655,671
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%) 04/15/2037	17,241,000	16,896,180
MetLife Capital Trust X (9.250% to
04/08/2038 then 3 month
LIBOR + 5.540%) 04/08/2038 (S)	7,305,000	8,345,963
PNC Financial Services Group, Inc.
6.750%, 08/01/2021 (P)(Q)	4,445,000	4,346,899
PNC Preferred Funding Trust III (8.700% to
03/15/2013, then 3 month
LIBOR + 5.226%) 03/15/2013 (Q)(S)	17,680,000	17,968,714
Sovereign Capital Trust VI
7.908%, 06/13/2036	275,000	258,500
State Street Capital Trust III
5.536%, 03/15/2012 (P)(Q)	14,567,000	14,329,995
State Street Capital Trust IV
1.546%, 06/15/2037 (P)	19,925,000	13,115,950
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%) 12/15/2065 (S)	6,225,000	5,664,750
		89,623,895
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $93,231,261)		$89,623,895

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.97%
Commercial & Residential - 0.09%
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,200,000	1,265,030
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	275,000	291,668
Morgan Stanley Capital I, Series 2007-IQ13,
Class A4 5.364%, 03/15/2044	325,000	343,465
WaMu Mortgage Pass Through Certificates,
Series 2005-AR12, Class 1A2
2.482%, 10/25/2035 (P)	3,389,236	3,174,138
		5,074,301
Federal Home Loan Mortgage Corp. - 1.05%
Federal Home Loan Mortgage Corp.
Series 3956, Class DJ,
3.250%, 10/15/2036	57,077,115	58,904,758
Series 3630, Class BI IO,
4.000%, 05/15/2027	3,606,633	178,108
Series 3623, Class LI IO,
4.500%, 01/15/2025	4,829,238	432,963
Series 3794, Class PI IO,
4.500%, 02/15/2038	24,293,801	2,762,157
Series 3581, Class IO,
6.000%, 10/15/2039	4,275,929	635,138
		62,913,124
U.S. Government Agency - 6.83%
Federal Home Loan Mortgage Corp.
Series 3833, Class LI IO,
1.955%, 10/15/2040	113,728,514	6,404,064
Series 3724, Class NB,
2.250%, 07/15/2038	45,528,354	46,269,756
Series 3972, Class PL IO,
3.500%, 11/15/2031	11,897,998	1,836,543
Series 3738, Class IC IO,
4.000%, 08/15/2029	15,987,803	1,241,032
Series 3738, Class MI IO,
4.000%, 09/15/2034	39,520,989	2,425,344
Series 3609, Class LI IO,
4.500%, 12/15/2024	30,748,094	2,725,775
Series 3747, Class HI IO,
4.500%, 07/15/2037	91,757,805	10,260,670
Series 3699, Class MI IO,
4.500%, 01/15/2038	42,738,040	6,319,648
Series 3714, Class KI IO,
4.500%, 11/15/2039	30,662,206	4,093,245
Series 3927, Class IP IO,
4.500%, 06/15/2040	20,754,436	3,149,361
Series 3947, Class PA,
4.500%, 01/15/2041	18,631,827	20,056,262
Series 3934, Class PI IO,
4.500%, 07/15/2041	28,446,375	4,485,191
Federal National Mortgage Association
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	11,221,902	679,458
Series 2010-14, Class IA IO,
4.000%, 08/25/2027	13,884,801	704,633
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	9,023,487	461,528
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	10,542,166	623,583
Series 2011-71, Class BA,
4.000%, 05/25/2037	25,658,882	27,162,326
Series 2009-66, Class EK,
4.000%, 09/25/2039	29,096,253	29,984,672
Series 402, Class 4 IO,
4.000%, 10/25/2039	16,994,478	2,071,503
Series 402, Class 3 IO,
4.000%, 11/25/2039	11,198,773	1,442,469
Series 2010-23, Class KA,
4.000%, 02/25/2040	18,419,047	19,116,000
Series 408, Class C1 IO,
4.000%, 12/25/2040	33,381,655	4,630,170
Series 2011-49, Class LA,
4.000%, 05/25/2041	31,265,825	33,440,676
Series 398, Class C3 IO,
4.500%, 05/25/2039	15,995,167	2,203,363
Series 401, Class C2 IO,
4.500%, 06/25/2039	8,481,436	1,155,720
Series 402, Class 8 IO,
4.500%, 11/25/2039	28,238,612	3,815,124
Series 402, Class 7 IO,
4.500%, 11/25/2039	22,095,017	3,024,542
Series 2011-73, Class PI IO,
4.500%, 05/25/2041	14,109,621	2,190,869
Series 2008-29, Class BG,
4.700%, 12/25/2035	35,791,612	37,965,201
Series 2008-17, Class DP,
4.750%, 02/25/2038	21,683,076	23,702,187
Series 2010-13, Class KI IO,
5.000%, 12/25/2018	14,346,899	1,207,118
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	7,717,289	701,666

The accompanying notes are an integral part of the financial statements.

18

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2010-45, Class AI IO,
5.000%, 02/25/2021	$27,090,618	$2,712,592
Series 366, Class 24 IO,
5.000%, 10/01/2035	12,510,627	1,184,433
Series 2010-68, Class CI IO,
5.000%, 11/25/2038	30,683,976	4,027,048
Series 407, Class 21 IO,
5.000%, 01/25/2039	26,267,352	3,780,708
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	15,226,162	2,091,021
Series 407, Class 15 IO,
5.000%, 01/25/2040	30,152,034	4,472,910
Series 407, Class 16 IO,
5.000%, 01/25/2040	7,289,643	1,200,296
Series 407, Class 17 IO,
5.000%, 01/25/2040	6,151,074	935,705
Series 407, Class 7 IO,
5.000%, 03/25/2041	21,021,852	3,523,617
Series 407, Class 8 IO,
5.000%, 03/25/2041	9,353,628	1,797,178
Government National Mortgage Association
Series 2009-103, Class DC,
3.500%, 09/16/2039	12,718,101	13,338,287
Series 2010-114, Class MA,
4.000%, 03/20/2039	26,241,281	28,616,119
Series 2009-69, Class PC,
4.000%, 07/16/2039	18,511,284	19,689,517
Series 2009-40, Class BI IO,
4.500%, 09/20/2036	38,773,156	4,791,125
Series 2009-123, Class DI, IO,
4.500%, 07/20/2037	14,838,389	1,694,981
Series 2010-78, Class AI IO,
4.500%, 04/20/2039	21,923,031	2,337,072
Series 5927, Class AI,
4.500%, 08/01/2041	5,868,276	6,265,638
		408,007,946
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $507,243,478)		$475,995,371

ASSET BACKED SECURITIES - 0.33%
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.714%, 03/25/2035 (P)	7,248,885	5,622,439
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.644%, 02/28/2041 (P)	1,666,152	1,448,691
FUEL Trust, Series 2011-1
4.207%, 04/15/2016 (S)	12,375,000	12,482,477
TOTAL ASSET BACKED SECURITIES (Cost $20,012,460)		$19,553,607
Total Investments (Bond Trust) (Cost $5,798,033,183) - 97.59%		$5,829,144,062
Other assets and liabilities, net - 2.41%		143,801,969
TOTAL NET ASSETS - 100.00%		$5,972,946,031

Bond PS Series
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 51.06%
U.S. Government - 17.56%
U.S. Treasury Bonds 3.750%, 08/15/2041	$2,785,000	$3,267,588
U.S. Treasury Notes
0.875%, 11/30/2016	3,720,000	3,731,915
1.000%, 08/31/2016 to 10/31/2016	7,750,000	7,832,697
2.000%, 11/15/2021	4,570,000	4,619,987
U.S. Treasury Strips, PO 2.848%, 11/15/2030	95,000	55,011
		19,507,198
U.S. Government Agency - 33.50%
Federal Home Loan Mortgage Corp.
2.697%, 11/01/2041 (P)	1,590,398	1,651,274
4.000%, 06/01/2026	738,726	776,049
5.500%, 10/01/2039	724,019	784,068
6.500%, 12/01/2036	829,304	920,301
Federal National Mortgage Association
3.500%, 09/01/2025 to 09/01/2026	1,839,421	1,924,807
3.896%, 02/01/2040 (P)	829,913	878,974
4.000%, TBA (C)	5,500,000	5,777,463
4.000%, 07/01/2024 to 12/01/2041	4,592,579	4,860,758
4.500%, TBA (C)	1,250,000	1,330,443
4.500%, 07/01/2025 to 08/01/2041	3,959,544	4,222,957
5.000%, TBA (C)	1,000,000	1,080,490
5.000%, 03/01/2040 to 07/01/2041	6,684,807	7,246,506
5.500%, TBA (C)	550,000	598,903
5.500%, 11/01/2038 to 01/01/2039	757,669	823,823
6.000%, 05/01/2037 to 06/01/2040	1,996,591	2,195,308
6.500%, 10/01/2037	1,127,670	1,253,343
Government National Mortgage Association
4.000%, 05/15/2041	841,415	903,945
		37,229,412
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $56,322,184)		$56,736,610

CORPORATE BONDS - 35.77%
Consumer Discretionary - 3.28%
Best Buy Company, Inc.
6.750%, 07/15/2013	270,000	286,314
CBS Corp.
7.875%, 07/30/2030	265,000	336,662
Daimler Finance North America LLC
2.625%, 09/15/2016 (S)	130,000	129,269
DIRECTV Holdings LLC
3.500%, 03/01/2016	282,000	290,777
6.350%, 03/15/2040	160,000	181,689
Expedia, Inc.
5.950%, 08/15/2020	100,000	100,810
Grupo Televisa SAB
6.625%, 01/15/2040	100,000	112,762
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	380,000	387,626
Kia Motors Corp.
3.625%, 06/14/2016 (S)	200,000	198,311
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	13,000	13,629
Mattel, Inc.
2.500%, 11/01/2016	65,000	65,433
NBC Universal Media LLC
3.650%, 04/30/2015	370,000	390,585
News America, Inc.
6.150%, 02/15/2041	250,000	287,605
Nissan Motor Acceptance Corp.
4.500%, 01/30/2015 (S)	165,000	171,456

The accompanying notes are an integral part of the financial statements.

19

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Time Warner Cable, Inc.
6.750%, 07/01/2018	$250,000	$296,849
UBM PLC
5.750%, 11/03/2020 (S)	105,000	105,873
Viacom, Inc.
6.125%, 10/05/2017	250,000	289,082
		3,644,732
Consumer Staples - 1.15%
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	250,000	258,931
8.500%, 06/15/2019	120,000	146,027
CVS Caremark Corp.
4.875%, 09/15/2014	250,000	273,420
Lorillard Tobacco Company
3.500%, 08/04/2016	25,000	25,292
6.875%, 05/01/2020	250,000	279,270
The Kroger Company
6.400%, 08/15/2017	250,000	297,403
		1,280,343
Energy - 3.48%
Anadarko Petroleum Corp.
5.750%, 06/15/2014	200,000	215,277
DCP Midstream LLC
9.750%, 03/15/2019 (S)	250,000	325,808
Energy Transfer Partners LP
5.950%, 02/01/2015	225,000	243,231
9.700%, 03/15/2019	125,000	153,103
Enterprise Products Operating LLC
6.500%, 01/31/2019	415,000	483,121
6.650%, 04/15/2018	100,000	118,061
Husky Energy, Inc.
5.900%, 06/15/2014	250,000	271,749
Kerr-McGee Corp.
6.950%, 07/01/2024	325,000	387,437
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	70,000	86,619
Marathon Petroleum Corp.
6.500%, 03/01/2041	215,000	243,206
NuStar Logistics LP
7.650%, 04/15/2018	125,000	148,367
Petrohawk Energy Corp.
6.250%, 06/01/2019	220,000	242,000
Spectra Energy Capital LLC
5.668%, 08/15/2014	70,000	76,624
6.200%, 04/15/2018	215,000	243,729
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR + 2.210%)
05/15/2067	215,000	215,772
Weatherford International, Inc.
6.800%, 06/15/2037	25,000	27,919
Williams Partners LP
7.250%, 02/01/2017	325,000	385,643
		3,867,666
Financials - 16.48%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	250,000	224,332
Aflac, Inc.
6.900%, 12/17/2039	90,000	99,898
8.500%, 05/15/2019	190,000	232,788
American Express Company
7.000%, 03/19/2018	250,000	302,026
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	100,000	65,000
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	250,000	249,375
Bank of America Corp.
5.650%, 05/01/2018	250,000	238,126
6.500%, 08/01/2016	115,000	115,836
Bank of America NA
5.300%, 03/15/2017	100,000	90,211
6.000%, 10/15/2036	140,000	116,266
Barclays Bank PLC
5.140%, 10/14/2020	130,000	110,006
5.200%, 07/10/2014	375,000	386,603
6.050%, 12/04/2017 (S)	100,000	90,448
BB&T Corp.
5.200%, 12/23/2015	250,000	267,698
BBVA Bancomer SA
6.500%, 03/10/2021 (S)	250,000	240,938
BioMed Realty LP
6.125%, 04/15/2020	50,000	52,465
Boston Properties LP
3.700%, 11/15/2018	60,000	61,246
Brandywine Operating Partnership LP
7.500%, 05/15/2015	180,000	197,412
Capital One Financial Corp.
6.150%, 09/01/2016	250,000	260,186
6.250%, 11/15/2013	320,000	341,449
Chubb Corp. (6.375% until 04/15/2017, then
3 month LIBOR + 2.250%)
03/29/2067	110,000	108,625
Citigroup, Inc.
5.850%, 12/11/2034	200,000	196,842
6.125%, 11/21/2017	325,000	346,936
CNA Financial Corp.
5.850%, 12/15/2014	220,000	231,848
6.500%, 08/15/2016	130,000	140,643
7.250%, 11/15/2023	115,000	121,868
CommonWealth REIT
6.650%, 01/15/2018	100,000	106,899
Credit Suisse AG (3 month LIBOR + 0.690%
to 05/15/2017, then 3 month
LIBOR + 1.690%)
05/15/2017 (Q)	200,000	132,780
Credit Suisse New York
4.375%, 08/05/2020	300,000	294,037
5.400%, 01/14/2020	90,000	84,858
Dexus Property Group
7.125%, 10/15/2014 (S)	100,000	109,221
Discover Bank
7.000%, 04/15/2020	250,000	261,485
Discover Financial Services
10.250%, 07/15/2019	100,000	121,863
Duke Realty LP
6.750%, 03/15/2020	150,000	164,524
8.250%, 08/15/2019	100,000	117,468
ERP Operating LP
4.625%, 12/15/2021	50,000	50,968
First Horizon National Corp.
5.375%, 12/15/2015	185,000	187,300
First Tennessee Bank NA
5.050%, 01/15/2015	230,000	230,424
General Electric Capital Corp.
4.375%, 09/16/2020	135,000	137,905
5.300%, 02/11/2021	230,000	245,770

The accompanying notes are an integral part of the financial statements.

20

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp. (continued)
5.625%, 05/01/2018	$250,000	$279,925
5.875%, 01/14/2038	130,000	137,503
6.000%, 08/07/2019	135,000	155,017
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	130,000	132,232
Hartford Financial Services Group, Inc.
6.300%, 03/15/2018	200,000	210,558
6.625%, 03/30/2040	80,000	79,263
Health Care REIT, Inc.
4.950%, 01/15/2021	125,000	119,487
6.125%, 04/15/2020	215,000	222,692
6.200%, 06/01/2016	50,000	53,274
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	150,000	161,125
ICICI Bank, Ltd.
5.750%, 11/16/2020 (S)	200,000	183,943
Jefferies Group, Inc.
6.875%, 04/15/2021	150,000	135,000
8.500%, 07/15/2019	145,000	147,175
JPMorgan Chase & Company
3.700%, 01/20/2015	100,000	103,695
4.250%, 10/15/2020	345,000	347,296
5.600%, 07/15/2041	205,000	214,218
6.000%, 01/15/2018	250,000	278,849
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	185,000	196,968
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	115,000	112,648
5.750%, 03/15/2014 (S)	230,000	239,883
Lincoln National Corp.
8.750%, 07/01/2019	100,000	121,601
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month LIBOR + 2.040%)
04/20/2067	250,000	208,125
Lloyds TSB Bank PLC
6.375%, 01/21/2021	290,000	290,520
Mack-Cali Realty LP
7.750%, 08/15/2019	100,000	119,128
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	150,000	138,247
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	125,000	117,214
Merrill Lynch & Company, Inc.
6.220%, 09/15/2026	35,000	28,857
6.875%, 04/25/2018	220,000	216,852
7.750%, 05/14/2038	100,000	94,879
Morgan Stanley
5.500%, 07/28/2021	262,000	242,167
5.750%, 01/25/2021	10,000	9,325
6.000%, 04/28/2015	145,000	145,274
7.300%, 05/13/2019	250,000	254,540
National City Bank
0.904%, 06/07/2017 (P)	175,000	160,518
Post Apartment Homes LP
4.750%, 10/15/2017	75,000	76,081
ProLogis LP
6.250%, 03/15/2017	135,000	145,875
7.625%, 08/15/2014	100,000	109,539
Santander Holdings USA, Inc.
4.625%, 04/19/2016	250,000	240,123
Simon Property Group LP
2.800%, 01/30/2017	240,000	245,202
TD Ameritrade Holding Corp.
4.150%, 12/01/2014	200,000	211,407
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	305,000	390,721
The Goldman Sachs Group, Inc.
3.700%, 08/01/2015	250,000	244,967
5.250%, 07/27/2021	130,000	126,773
6.150%, 04/01/2018	245,000	252,797
6.750%, 10/01/2037	415,000	385,578
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	15,000	16,153
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	100,000	97,860
4.875%, 03/16/2015	250,000	239,080
The Travelers Companies, Inc.
3.900%, 11/01/2020	100,000	106,466
Unum Group
7.125%, 09/30/2016	250,000	285,335
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	170,000	188,247
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month LIBOR + 1.147%)
01/15/2012 (Q)(S)	100,000	69,500
Ventas Realty LP
4.750%, 06/01/2021	240,000	231,549
Vornado Realty LP
4.250%, 04/01/2015	285,000	294,996
W.R. Berkley Corp.
5.600%, 05/15/2015	92,000	97,617
Wachovia Bank NA
5.850%, 02/01/2037	100,000	104,475
6.600%, 01/15/2038	260,000	294,348
Wachovia Corp.
4.875%, 02/15/2014	100,000	104,318
5.250%, 08/01/2014	320,000	337,568
5.750%, 06/15/2017	85,000	96,059
WEA Finance LLC
6.750%, 09/02/2019 (S)	85,000	94,776
Willis Group Holdings PLC
5.750%, 03/15/2021	250,000	265,030
Willis North America, Inc.
6.200%, 03/28/2017	100,000	109,976
7.000%, 09/29/2019	50,000	55,642
		18,310,629
Health Care - 0.95%
Amgen, Inc.
1.875%, 11/15/2014	390,000	395,103
Gilead Sciences, Inc.
4.400%, 12/01/2021	70,000	74,079
5.650%, 12/01/2041	40,000	44,200
Medco Health Solutions, Inc.
7.125%, 03/15/2018	290,000	337,936
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/2014	200,000	201,574
		1,052,892
Industrials - 1.93%
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	110,600	115,156
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	30,000	30,450

The accompanying notes are an integral part of the financial statements.

21

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	$70,745	$75,343
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	110,000	111,100
Embraer Overseas, Ltd.
6.375%, 01/15/2020	180,000	192,150
ERAC USA Finance LLC
5.900%, 11/15/2015 (S)	220,000	243,672
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	115,000	119,025
Lockheed Martin Corp.
3.350%, 09/15/2021	245,000	243,626
4.250%, 11/15/2019	95,000	101,013
Odebrecht Finance, Ltd.
6.000%, 04/05/2023 (S)	200,000	200,500
Pentair, Inc.
5.000%, 05/15/2021	100,000	105,518
Textron, Inc.
5.600%, 12/01/2017	150,000	158,606
6.200%, 03/15/2015	70,000	75,155
United Air Lines, Inc. 2009-2A Pass
Through Trust
9.750%, 01/15/2017	155,635	168,086
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	100,000	106,000
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	100,000	105,750
		2,151,150
Information Technology - 0.45%
Fiserv, Inc.
6.800%, 11/20/2017	210,000	244,301
Hewlett-Packard Company
4.375%, 09/15/2021	115,000	118,638
Xerox Corp.
4.250%, 02/15/2015	135,000	142,310
		505,249
Materials - 3.47%
Alcoa, Inc.
5.400%, 04/15/2021	295,000	295,443
Allegheny Technologies, Inc.
5.950%, 01/15/2021	150,000	159,378
ArcelorMittal
6.125%, 06/01/2018	100,000	98,730
6.750%, 03/01/2041	250,000	224,461
9.850%, 06/01/2019	275,000	305,778
Braskem America Finance Company
7.125%, 07/22/2041 (S)	200,000	192,250
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	200,000	213,500
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	100,000	98,324
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	355,000	393,076
7.250%, 06/01/2028	40,000	48,195
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	100,000	99,250
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	180,000	196,611
International Paper Company
7.950%, 06/15/2018	250,000	304,228
9.375%, 05/15/2019	200,000	259,820
Potash Corp. of Saskatchewan, Inc.
5.250%, 05/15/2014	150,000	164,643
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	220,000	299,425
Teck Resources, Ltd.
6.250%, 07/15/2041	115,000	132,600
10.750%, 05/15/2019	60,000	73,200
Vale Overseas, Ltd.
6.875%, 11/10/2039	90,000	102,908
Xstrata Canada Financial Corp.
2.850%, 11/10/2014 (S)	190,000	190,996
		3,852,816
Telecommunication Services - 2.34%
Alltel Corp.
7.000%, 03/15/2016	150,000	177,828
America Movil SAB de CV
5.000%, 03/30/2020	250,000	276,099
AT&T, Inc.
6.500%, 09/01/2037	75,000	93,215
CenturyLink, Inc.
6.450%, 06/15/2021	130,000	130,194
7.600%, 09/15/2039	130,000	127,376
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	210,000	214,552
6.113%, 01/15/2020 (S)	200,000	220,597
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	40,000	39,838
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	250,000	248,487
Qwest Corp.
7.500%, 10/01/2014	250,000	275,390
SBA Tower Trust
5.101%, 04/15/2017 (S)	205,000	213,456
Telecom Italia Capital SA
4.950%, 09/30/2014	100,000	92,832
5.250%, 11/15/2013	85,000	81,661
7.721%, 06/04/2038	250,000	212,931
Telefonica Emisiones SAU
2.582%, 04/26/2013	200,000	195,179
		2,599,635
Utilities - 2.24%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	230,000	245,895
Comision Federal de Electricidad
4.875%, 05/26/2021 (S)	230,000	236,900
Commonwealth Edison Company
5.800%, 03/15/2018	290,000	342,278
Duke Energy Corp.
6.300%, 02/01/2014	350,000	386,188
Exelon Generation Company LLC
6.250%, 10/01/2039	130,000	158,107
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	200,000	192,100
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	100,000	103,165
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	130,000	147,791
NiSource Finance Corp.
5.400%, 07/15/2014	250,000	271,278

The accompanying notes are an integral part of the financial statements.

22

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	$100,000	$110,562
PNPP II Funding Corp.
9.120%, 05/30/2016	90,000	96,899
PSEG Power LLC
5.000%, 04/01/2014	150,000	160,643
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	35,000	35,018
		2,486,824
TOTAL CORPORATE BONDS (Cost $40,139,640)		$39,751,936

CAPITAL PREFERRED SECURITIES - 1.11%
Financials - 1.11%
Aon Corp.
8.205%, 01/01/2027	130,000	151,343
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month LIBOR + 1.368%)
04/15/2037	225,000	220,500
MetLife Capital Trust X (9.250% to
04/08/2038 then 3 month LIBOR + 5.540%)
04/08/2038 (S)	120,000	137,100
PNC Financial Services Group, Inc.
6.750%, 08/08/2021 (P)(Q)	90,000	88,014
PNC Preferred Funding Trust III (8.700% to
03/15/2013, then 3 month LIBOR + 5.226%)
03/15/2013 (Q)(S)	250,000	254,083
State Street Capital Trust III
5.536%, 03/15/2012 (Q)	180,000	177,071
State Street Capital Trust IV
1.546%, 06/15/2037 (P)	215,000	141,527
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month LIBOR + 2.000%)
12/15/2065 (S)	75,000	68,250
		1,237,888
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,266,133)		$1,237,888

MUNICIPAL BONDS - 0.26%
State of California 7.600%, 11/01/2040	160,000	197,722
State of Illinois 5.100%, 06/01/2033	95,000	86,705
TOTAL MUNICIPAL BONDS (Cost $278,013)		$284,427

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.61%
Commercial & Residential - 0.25%
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	150,000	158,129
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	115,000	121,970
		280,099
Federal Home Loan Mortgage Corp. - 1.25%
Federal Home Loan Mortgage Corp.,
Series 3956, Class DJ
3.250%, 10/15/2036	1,347,100	1,390,235
U.S. Government Agency - 5.11%
Federal Home Loan Mortgage Corp.
Series 3972, Class PL IO,
3.500%, 11/15/2031	2,345,000	361,968
Series 3940, Class PA,
4.000%, 02/15/2041	2,944,584	3,177,892
Series 3927, Class IP IO,
4.500%, 06/15/2040	1,007,238	152,842
Series 3947, Class PA,
4.500%, 01/15/2041	495,527	533,411
Series 3934, Class PI IO,
4.500%, 07/15/2041	996,138	157,063
Federal National Mortgage Association
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	340,058	20,590
Series 2011-71, Class BA,
4.000%, 05/25/2037	717,058	759,073
Series 408, Class C1 IO,
4.000%, 12/25/2040	1,041,761	144,497
Series 2011-49, Class LA,
4.000%, 05/25/2041	145,077	155,169
Series 2011-73, Class PL IO,
4.500%, 05/25/2041	928,038	144,101
Series 407, Class 21 IO,
5.000%, 01/25/2039	122,974	17,700
Series 407, Class 15 IO,
5.000%, 01/25/2040	130,630	19,378
Series 407, Class 16 IO,
5.000%, 01/25/2040	83,310	13,718
Series 407, Class 17 IO,
5.000%, 01/25/2040	89,249	13,577
		5,670,979
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,420,399)		$7,341,313

ASSET BACKED SECURITIES - 0.22%
FUEL Trust, Series 2011-1
4.207%, 04/15/2016 (S)	245,000	247,128
TOTAL ASSET BACKED SECURITIES (Cost $245,141)		$247,128
Total Investments (Bond PS Series)
(Cost $105,671,510) - 95.03%		$105,599,302
Other assets and liabilities, net - 4.97%		5,525,491
TOTAL NET ASSETS - 100.00%		$111,124,793

Core Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 64.49%
U.S. Government - 21.86%
U.S. Treasury Bonds
3.125%, 11/15/2041	$2,482,000	$2,593,690
3.750%, 08/15/2041 (L)	11,529,000	13,526,757
4.250%, 11/15/2040	15,612,000	19,866,270
4.375%, 05/15/2041	13,118,000	17,053,400
4.500%, 02/15/2036	12,738,000	16,654,935
4.750%, 02/15/2041	1,329,000	1,827,998
U.S. Treasury Notes
0.125%, 12/31/2013	31,801,000	31,726,458
0.250%, 10/31/2013 to 12/15/2014	14,098,000	14,078,497
0.875%, 11/30/2016 (L)	2,522,000	2,530,078
0.875%, 12/31/2016	73,276,000	73,424,824
1.000%, 08/31/2016 to 10/31/2016	119,584,000	120,842,248

The accompanying notes are an integral part of the financial statements.

23

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.375%, 11/30/2018	$1,904,000	$1,910,546
2.000%, 11/15/2021	10,824,000	10,942,393
2.125%, 08/15/2021 (L)	27,630,000	28,325,060
3.250%, 03/31/2017	7,924,000	8,874,880
3.500%, 05/15/2020	4,773,000	5,488,950
		369,666,984
U.S. Government Agency - 42.63%
Federal Home Loan Mortgage Corp.
2.400%, 12/01/2041 (P)	4,599,000	4,743,958
3.000%, TBA (C)	13,600,000	13,991,770
3.500%, TBA (C)	33,500,000	34,865,333
4.000%, TBA (C)	12,200,000	12,759,706
4.000%, 12/01/2034 to 12/01/2035	4,512,673	4,747,800
4.500%, 08/01/2041 to 10/01/2041	19,133,477	20,470,771
5.000%, 03/01/2041 to 08/01/2041	28,815,633	31,338,247
5.500%, 10/01/2039 to 12/15/2039	15,288,200	16,570,954
5.590%, 10/01/2038 (P)	365,775	398,123
5.596%, 08/01/2039 (P)	2,875,850	3,122,778
5.679%, 03/01/2036 (P)	366,258	398,649
5.690%, 03/01/2036 (P)	491,956	535,464
5.773%, 07/01/2038 (P)	5,260,020	5,672,687
5.804%, 11/01/2038 (P)	441,594	480,647
5.805%, 01/01/2037 (P)	1,545,249	1,681,907
5.820%, 07/01/2037 (P)	2,208,666	2,385,767
5.830%, 11/01/2037 (P)	77,506	84,015
5.900%, 05/01/2037 (P)	668,709	727,848
5.924%, 03/01/2037 (P)	183,302	196,570
5.928%, 06/01/2036 (P)	1,235,298	1,344,545
5.968%, 01/01/2037 (P)	443,284	482,487
5.978%, 06/01/2038 (P)	2,738,472	2,980,655
6.000%, 03/01/2034 to 10/01/2038	9,874,313	10,949,055
6.000%, 10/01/2037 (P)	1,713,262	1,856,497
6.133%, 06/01/2037 (P)	179,479	195,351
7.000%, 07/25/2043	861,006	983,429
Federal National Mortgage Association
Zero Coupon 10/09/2019 (Z)	4,405,000	3,385,555
3.500%, TBA (C)	54,800,000	56,328,531
3.500%, 12/01/2031 to 01/01/2032	38,545,604	40,037,023
4.000%, TBA (C)	9,200,000	9,663,565
4.000%, 10/01/2033 to 05/01/2037	14,355,416	15,136,569
4.500%, 07/01/2041 to 10/01/2041	17,223,890	18,481,258
5.000%, TBA (C)	9,600,000	10,352,458
5.000%, 03/01/2041 to 09/01/2041	62,417,049	68,337,116
5.500%, 09/01/2034 to 08/01/2040	21,820,717	23,860,295
5.504%, 02/01/2039 (P)	1,022,366	1,101,055
5.744%, 10/01/2037 (P)	299,497	325,984
5.745%, 10/01/2037 (P)	1,547,061	1,683,879
5.842%, 09/01/2037 (P)	2,400,223	2,612,493
5.866%, 02/01/2037 (P)	192,960	210,025
5.881%, 01/01/2037 (P)	154,991	168,698
5.891%, 07/01/2037 (P)	736,135	797,024
5.915%, 04/01/2037 (P)	263,839	287,172
5.927%, 01/01/2037 (P)	275,598	299,972
5.932%, 03/01/2037 (P)	382,969	416,838
5.952%, 09/01/2037 (P)	267,924	290,300
6.000%, TBA (C)	5,600,000	6,155,059
6.000%, 03/01/2034 to 10/01/2038	155,247,628	172,610,446
6.012%, 12/01/2036 (P)	135,000	146,939
6.032%, 09/01/2037 (P)	172,036	186,925
6.043%, 07/01/2037 (P)	330,232	359,437
6.068%, 10/01/2037 (P)	166,650	181,388
6.091%, 11/01/2037 (P)	375,711	408,938
6.268%, 09/01/2037 (P)	1,846,984	2,026,757
6.320%, 10/01/2036 (P)	209,181	227,680
6.325%, 07/01/2037 (P)	115,416	126,071
6.500%, 10/01/2036	3,446,052	3,850,021
Government National Mortgage Association
3.000%, 07/20/2041 to 12/20/2041 (P)	6,500,819	6,784,909
3.500%, TBA (C)	58,000,000	60,265,055
3.500%, 12/20/2040 to 03/20/2041	4,360,502	4,547,206
3.500%, 05/20/2041 to 10/20/2041 (P)	21,728,870	22,904,192
6.000%, 01/15/2040	10,961,410	12,413,384
		720,935,230
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,072,045,129)		$1,090,602,214

FOREIGN GOVERNMENT
OBLIGATIONS - 1.49%
Canada - 0.16%
Province of Quebec Canada
2.750%, 08/25/2021	2,715,000	2,710,838
Chile - 0.14%
Republic of Chile
3.250%, 09/14/2021	2,270,000	2,332,425
Mexico - 0.10%
Government of Mexico
5.750%, 10/12/2110	1,626,000	1,731,690
Poland - 0.19%
Republic of Poland, Bond
5.000%, 03/23/2022	3,185,000	3,200,925
Qatar - 0.31%
Government of Qatar
3.125%, 01/20/2017 (S)	3,525,000	3,555,668
5.750%, 01/20/2042 (S)	1,535,000	1,653,963
		5,209,631
South Korea - 0.28%
Korea Development Bank
3.250%, 03/09/2016	2,006,000	1,976,381
3.875%, 05/04/2017	2,730,000	2,696,476
		4,672,857
Sweden - 0.31%
Svensk Exportkredit AB
3.250%, 09/16/2014	5,155,000	5,326,615
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $24,649,113)		$25,184,981

CORPORATE BONDS - 17.46%
Consumer Discretionary - 1.48%
Comcast Cable Communications
Holdings, Inc. 8.375%, 03/15/2013	3,528,000	3,837,106
Daimler Finance North America LLC
1.875%, 09/15/2014 (S)	4,935,000	4,908,923
3.875%, 09/15/2021 (S)	690,000	693,132
Ford Motor Credit Company LLC
5.875%, 08/02/2021	2,085,000	2,172,209
NBCUniversal Media LLC
2.875%, 04/01/2016	2,895,000	2,952,078
4.375%, 04/01/2021	1,503,000	1,585,581
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	1,487,000	1,645,447

The accompanying notes are an integral part of the financial statements.

24

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
The Gap, Inc. 5.950%, 04/12/2021	$3,189,000	$3,040,613
Thomson Reuters Corp. 5.950%, 07/15/2013	1,610,000	1,715,640
Time Warner Cable, Inc. 5.500%, 09/01/2041	2,294,000	2,412,731
		24,963,460
Consumer Staples - 1.10%
Altria Group, Inc. 10.200%, 02/06/2039	1,005,000	1,561,439
Cencosud SA 5.500%, 01/20/2021 (S)	1,145,000	1,167,186
Kraft Foods, Inc. 6.500%, 02/09/2040	1,325,000	1,720,466
Pepsico, Inc. 2.500%, 05/10/2016	2,705,000	2,814,642
Pernod-Ricard SA
4.450%, 01/15/2022 (S)	3,341,000	3,498,568
5.750%, 04/07/2021 (S)	2,463,000	2,777,747
The Coca-Cola Company 1.800%, 09/01/2016	3,310,000	3,367,524
Wal-Mart Stores, Inc. 5.625%, 04/15/2041	1,345,000	1,734,651
		18,642,223
Energy - 2.23%
BG Energy Capital PLC
4.000%, 10/15/2021 (S)	2,710,000	2,792,254
BP Capital Markets PLC 2.248%, 11/01/2016	3,660,000	3,684,182
El Paso Pipeline Partners
Operating Company LLC
5.000%, 10/01/2021	1,015,000	1,044,251
7.500%, 11/15/2040	1,060,000	1,231,716
Energen Corp. 4.625%, 09/01/2021	3,145,000	3,119,853
Energy Transfer Partners LP
9.000%, 04/15/2019	1,440,000	1,712,362
Husky Energy, Inc. 7.250%, 12/15/2019	1,582,000	1,935,313
Kerr-McGee Corp. 6.950%, 07/01/2024	3,755,000	4,476,392
Marathon Petroleum Corp.
5.125%, 03/01/2021	459,000	479,329
6.500%, 03/01/2041	475,000	537,316
Petroleos Mexicanos 6.500%, 06/02/2041 (S)	360,000	405,000
Pride International, Inc. 6.875%, 08/15/2020	1,875,000	2,197,571
Talisman Energy, Inc. 7.750%, 06/01/2019	1,850,000	2,280,497
The Williams Companies, Inc.
7.500%, 01/15/2031	894,000	1,088,045
7.875%, 09/01/2021	610,000	750,478
Transocean, Inc.
5.050%, 12/15/2016	4,625,000	4,723,494
6.375%, 12/15/2021	1,170,000	1,243,113
Western Gas Partners LP 5.375%, 06/01/2021	3,870,000	4,102,858
		37,804,024
Financials - 7.46%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)	5,167,000	5,423,226
American Express Credit Corp.
2.800%, 09/19/2016	4,540,000	4,563,245
American International Group, Inc.
4.875%, 09/15/2016	990,000	937,039
5.850%, 01/16/2018	1,250,000	1,222,213
Bank of America Corp.
3.750%, 07/12/2016	3,705,000	3,431,226
5.000%, 05/13/2021	2,565,000	2,335,443
6.000%, 09/01/2017	2,390,000	2,334,693
Bank of Montreal 1.300%, 10/31/2014 (S)	5,325,000	5,316,597
Bank of Nova Scotia 2.150%, 08/03/2016 (S)	2,742,000	2,761,937
Berkshire Hathaway, Inc. 3.750%, 08/15/2021	3,244,000	3,369,306
Boston Properties LP 3.700%, 11/15/2018	1,575,000	1,607,719
Caisse Centrale Desjardins du Quebec
2.550%, 03/24/2016 (S)	4,855,000	4,986,498
Canadian Imperial Bank of Commerce
1.500%, 12/12/2014 (S)	4,880,000	4,887,403
Capital One Financial Corp.
4.750%, 07/15/2021	1,070,000	1,100,730
Citigroup Funding, Inc. 1.875%, 10/22/2012	3,690,000	3,740,896
Citigroup, Inc.
3.953%, 06/15/2016	3,215,000	3,204,564
4.500%, 01/14/2022	2,438,000	2,344,481
5.375%, 08/09/2020	903,000	928,210
CNA Financial Corp.
5.750%, 08/15/2021	1,745,000	1,779,991
6.500%, 08/15/2016	1,035,000	1,119,735
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA 5.250%, 05/24/2041	1,433,000	1,402,043
Corp Nacional del Cobre de Chile
3.875%, 11/03/2021 (S)	2,035,000	2,071,109
Credit Suisse AG 6.000%, 02/15/2018	1,610,000	1,587,431
Credit Suisse New York 4.375%, 08/05/2020	695,000	681,186
ERP Operating LP 4.625%, 12/15/2021	1,350,000	1,376,133
General Electric Capital Corp.
4.650%, 10/17/2021	3,660,000	3,818,321
6.875%, 01/10/2039	2,904,000	3,473,021
HCP, Inc.
5.650%, 12/15/2013	2,945,000	3,097,604
6.750%, 02/01/2041	486,000	548,461
Health Care REIT, Inc. 6.500%, 03/15/2041	552,000	552,147
HSBC Holdings PLC
5.100%, 04/05/2021	1,525,000	1,619,855
6.800%, 06/01/2038	1,416,000	1,464,249
Inter-American Development Bank
3.875%, 10/28/2041	2,700,000	2,866,544
IPIC GMTN Ltd. 5.500%, 03/01/2022 (S)	2,190,000	2,190,000
Itau Unibanco Holding SA
6.200%, 04/15/2020 (S)	490,000	508,298
JPMorgan Chase & Company
4.350%, 08/15/2021	4,095,000	4,133,956
5.400%, 01/06/2042	1,835,000	1,911,228
5.600%, 07/15/2041	1,295,000	1,353,232
Kilroy Realty LP
4.800%, 07/15/2018	2,230,000	2,201,951
5.000%, 11/03/2015	830,000	853,725
6.625%, 06/01/2020	555,000	595,468
Lazard Group LLC
6.850%, 06/15/2017	4,158,000	4,362,607
7.125%, 05/15/2015	3,025,000	3,248,690
Lloyds TSB Bank PLC 4.875%, 01/21/2016	1,805,000	1,759,444
Metlife, Inc. 5.700%, 06/15/2035	925,000	1,030,631
Morgan Stanley
3.800%, 04/29/2016	3,045,000	2,805,946
5.500%, 07/28/2021	1,810,000	1,672,983
Nordea Bank AB 4.875%, 05/13/2021 (S)	1,525,000	1,288,479
Protective Life Corp. 8.450%, 10/15/2039	883,000	1,010,299
Prudential Financial, Inc.
4.500%, 11/16/2021	645,000	651,220
5.625%, 05/12/2041	635,000	623,140
Reckson Operating Partnership LP
5.000%, 08/15/2018	555,000	535,933
Standard Chartered PLC
3.200%, 05/12/2016 (S)	3,770,000	3,689,797
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	1,475,000	1,425,446
5.250%, 07/27/2021	630,000	614,363
6.000%, 06/15/2020	2,215,000	2,268,215
6.250%, 02/01/2041	1,190,000	1,165,425
US Bank NA 5.920%, 05/25/2012	672,847	687,017
WEA Finance LLC 4.625%, 05/10/2021 (S)	1,075,000	1,054,710

The accompanying notes are an integral part of the financial statements.

25

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
WR Berkley Corp. 5.375%, 09/15/2020	$540,000	$544,695
		126,140,154
Health Care - 1.00%
Amgen, Inc.
3.875%, 11/15/2021	1,805,000	1,820,711
5.150%, 11/15/2041	525,000	543,169
Boston Scientific Corp. 6.400%, 06/15/2016	2,280,000	2,556,753
Coventry Health Care, Inc.
5.950%, 03/15/2017	3,462,000	3,887,362
Gilead Sciences, Inc.
4.500%, 04/01/2021	2,900,000	3,073,522
5.650%, 12/01/2041	1,795,000	1,983,488
Life Technologies Corp. 5.000%, 01/15/2021	2,859,000	2,990,431
		16,855,436
Industrials - 0.42%
ABB Treasury Center USA, Inc
2.500%, 06/15/2016 (S)	1,880,000	1,890,795
Burlington Northern Santa Fe LLC
5.750%, 05/01/2040	903,000	1,078,237
Hutchison Whampoa International, Ltd.
5.750%, 09/11/2019 (S)	2,460,000	2,754,725
Verisk Analytics, Inc. 5.800%, 05/01/2021	1,280,000	1,377,413
		7,101,170
Information Technology - 0.24%
Adobe Systems, Inc. 4.750%, 02/01/2020	1,833,000	1,989,155
Hewlett-Packard Company
3.000%, 09/15/2016	1,102,000	1,110,015
4.375%, 09/15/2021	910,000	938,790
		4,037,960
Materials - 0.48%
Braskem America Finance Company
7.125%, 07/22/2041 (S)	1,725,000	1,658,156
Teck Resources, Ltd. 6.250%, 07/15/2041	1,041,000	1,200,318
The Dow Chemical Company
5.250%, 11/15/2041	1,360,000	1,427,716
8.550%, 05/15/2019	576,000	753,380
Xstrata Canada Financial Corp.
4.950%, 11/15/2021 (S)	1,960,000	2,001,607
6.000%, 11/15/2041 (S)	980,000	1,003,761
		8,044,938
Telecommunication Services - 1.26%
America Movil SAB de CV
2.375%, 09/08/2016	1,385,000	1,381,446
American Tower Corp.
4.500%, 01/15/2018	2,815,000	2,862,844
5.050%, 09/01/2020	792,000	793,157
AT&T, Inc.
5.550%, 08/15/2041	1,135,000	1,333,656
6.400%, 05/15/2038	920,000	1,134,480
CenturyLink, Inc. 6.450%, 06/15/2021	1,445,000	1,447,156
Frontier Communications Corp.
8.250%, 04/15/2017	2,040,000	2,085,900
9.000%, 08/15/2031	656,000	598,600
Telefonica Moviles Chile SA
2.875%, 11/09/2015 (S)	1,550,000	1,530,039
Telemar Norte Leste SA
5.500%, 10/23/2020 (S)	2,582,000	2,543,270
Verizon Communications, Inc.
2.000%, 11/01/2016	1,805,000	1,810,527
3.500%, 11/01/2021	1,610,000	1,675,511
Verizon Wireless Capital LLC
8.500%, 11/15/2018	1,570,000	2,118,447
		21,315,033
Utilities - 1.79%
Ameren Corp. 8.875%, 05/15/2014	2,110,000	2,364,650
CMS Energy Corp.
2.750%, 05/15/2014	1,270,000	1,254,383
5.050%, 02/15/2018	2,065,000	2,059,842
Dominion Resources, Inc.
4.900%, 08/01/2041	722,000	777,990
8.875%, 01/15/2019	4,135,000	5,485,801
Great Plains Energy, Inc. 4.850%, 06/01/2021	450,000	471,525
LG&E and Ku Energy LLC
4.375%, 10/01/2021 (S)	1,600,000	1,631,344
Midamerican Energy Holdings Company
6.125%, 04/01/2036	632,000	753,498
6.500%, 09/15/2037	1,325,000	1,660,722
National Grid PLC 6.300%, 08/01/2016	415,000	476,320
Oncor Electric Delivery Company LLC
4.550%, 12/01/2041 (S)	1,440,000	1,469,130
PPL Electric Utilities Corp.
3.000%, 09/15/2021	1,530,000	1,545,641
PPL Energy Supply LLC 4.600%, 12/15/2021	1,540,000	1,561,093
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	2,260,000	2,265,887
Progress Energy, Inc. 6.850%, 04/15/2012	1,760,000	1,789,834
Public Service Company of Colorado
4.750%, 08/15/2041	365,000	417,298
Puget Sound Energy, Inc. 4.434%, 11/15/2041	1,355,000	1,402,269
The Cleveland Electric Illuminating Company
8.875%, 11/15/2018	2,160,000	2,897,551
		30,284,778
TOTAL CORPORATE BONDS (Cost $287,611,174)		$295,189,176

MUNICIPAL BONDS - 1.08%
County of Clark (Nevada) 6.820%, 07/01/2045	1,885,000	2,395,816
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,800,000	2,355,570
Los Angeles Department of Water & Power
(California) 6.574%, 07/01/2045	1,110,000	1,483,715
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,305,000	3,167,024
North Texas Tollway Authority (Texas)
6.718%, 01/01/2049	2,045,000	2,536,741
Ohio State University 4.800%, 06/01/2111	680,000	709,220
State of California 7.600%, 11/01/2040	1,995,000	2,465,341
State of Illinois
5.365%, 03/01/2017	1,070,000	1,147,864
5.665%, 03/01/2018	980,000	1,049,609
5.877%, 03/01/2019	905,000	973,690
TOTAL MUNICIPAL BONDS (Cost $15,062,574)		$18,284,590

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.16%
Commercial & Residential - 8.41%
Americold LLC Trust, Series 2010-ARTA,
Class A1 3.847%, 01/14/2029 (S)	3,660,923	3,793,057
Banc of America Commercial Mortgage, Inc.
Series 2004-6, Class A3,
4.512%, 12/10/2042	363,163	368,882
Series 2002-2, Class B,
5.271%, 07/11/2043	675,000	680,766

The accompanying notes are an integral part of the financial statements.

26

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America Commercial
Mortgage, Inc. (continued)
Series 2006-6, Class A4,
5.356%, 10/10/2045	$3,723,000	$4,003,915
Series 2007-1 A2,
5.381%, 01/15/2049	778,477	777,484
Series 2006-5, Class A4,
5.414%, 09/10/2047	1,842,000	1,990,804
Series 2006-2, Class A4,
5.731%, 05/10/2045 (P)	4,430,000	4,959,863
Series 2002-PB2, Class B,
6.309%, 06/11/2035	236,000	236,846
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2003-T12, Class A3,
4.240%, 08/13/2039 (P)	67,174	67,620
Series 2005-PWR7, Class A2,
4.945%, 02/11/2041	629,103	629,041
Series 2004-T14, Class A4,
5.200%, 01/12/2041 (P)	4,261,000	4,527,330
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2,
3.061%, 12/15/2047	1,981,000	2,018,234
Series 2011-C2, Class A4,
3.834%, 12/15/2047	1,713,000	1,776,590
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class AM 5.225%, 07/15/2044 (P)	2,084,000	2,185,920
Commercial Mortgage Pass
Through Certificates
Series 2004-B4A, Class A5,
4.840%, 10/15/2037	3,202,000	3,366,688
Series 2005-LPS, Class A4,
4.982%, 05/10/2043 (P)	1,890,000	2,061,219
Series 2007-C9, Class A4,
5.814%, 12/10/2049 (P)	2,795,000	3,120,425
Series 2001-J2A, Class B,
6.304%, 07/16/2034 (S)	2,376,000	2,382,620
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2005-C3, Class AM,
4.730%, 07/15/2037	1,508,000	1,558,604
Series 2005-C1, Class A3,
4.813%, 02/15/2038	1,344,364	1,386,110
Series 2005-C2, Class A4,
4.832%, 04/15/2037	3,259,000	3,431,342
Series 2003-C4, Class B,
5.253%, 08/15/2036 (P)	1,479,000	1,533,044
Series 2002-CP3, Class A3,
5.603%, 07/15/2035	522,345	525,672
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%, 09/15/2039	3,637,000	3,868,753
Developers Diversified Realty Corp.,
Series 2009-DDR1, Class A
3.807%, 10/14/2022 (S)	5,942,355	6,189,694
Extended Stay America Trust,
Series 2010-ESHA, Class A
2.951%, 11/05/2027 (S)	7,223,385	7,238,084
GE Capital Commercial Mortgage Corp.,
Series 2004-C2, Class A4
4.893%, 03/10/2040	966,000	1,019,940
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class A2,
4.079%, 05/10/2036	1,366,000	1,395,567
Series 2006-C1, Class AM,
5.290%, 11/10/2045 (P)	2,918,000	2,909,698
Series 2001-C2, Class A2,
6.700%, 04/15/2034	44,486	44,492
Series 2001-C2, Class B,
6.790%, 04/15/2034	336,000	334,523
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5,
5.224%, 04/10/2037 (P)	5,393,000	5,775,143
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	952,000	1,030,653
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A4
4.761%, 07/10/2039	1,002,000	1,050,239
Impac Funding LLC, Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	4,543,526	4,832,680
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	1,220,067	1,236,703
Series 2010-C1, Class A1,
3.853%, 06/15/2043 (S)	6,292,222	6,581,356
Series 2011-C5 A3,
4.171%, 08/15/2046	1,150,000	1,231,022
Series 2003-C1, Class A1,
4.275%, 01/12/2037	581,761	584,986
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	4,101,000	4,282,490
Series 2003-CB6, Class A1,
4.393%, 07/12/2037	286,809	290,017
Series 2002-C2, Class A2,
5.050%, 12/12/2034	1,305,369	1,333,816
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	4,007,000	4,236,910
Series 2006-LDP9, Class A2,
5.134%, 05/15/2047	807,298	832,800
Series 2002-C2, Class B,
5.211%, 12/12/2034 (P)	723,000	731,235
Series 2003-PM1A, Class A4,
5.326%, 08/12/2040 (P)	3,161,000	3,304,772
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	6,631,000	7,033,687
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049	1,465,000	1,584,078
Series 2009-IWST, Class A2,
5.633%, 12/05/2027 (S)	844,000	959,496
Series 2001-CIB2, Class D,
6.847%, 04/15/2035 (P)	853,000	851,024
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A3
5.931%, 07/15/2044 (P)	826,000	881,663
LB-UBS Commercial Mortgage Trust
Series 2002-C4, Class A4,
4.563%, 09/15/2026	140,964	141,832
Series 2004-C7, Class A5,
4.628%, 10/15/2029	495,000	510,080
Series 2005-C2, Class A4,
4.998%, 04/15/2030	2,935,000	3,088,095
Series 2007-C1, Class AAB,
5.403%, 02/15/2040	840,000	885,436

The accompanying notes are an integral part of the financial statements.

27

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
LB-UBS Commercial
Mortgage Trust (continued)
Series 2007-C1, Class A4,
5.424%, 02/15/2040	$1,421,000	$1,548,673
Series 2002-C2, Class A4,
5.594%, 06/15/2031	491,945	496,065
Series 2007-C6, Class A3,
5.933%, 07/15/2040	3,739,000	3,958,206
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class A3A
4.949%, 07/12/2038 (P)	721,000	752,730
Morgan Stanley Capital I
Series 2011-C3 A2,
3.224%, 07/15/2049	1,848,000	1,913,635
Series 2011-C3 A4,
4.118%, 07/15/2049	926,000	992,773
Series 2004-T13, Class A3,
4.390%, 09/13/2045	592,888	603,999
Series 2007-HQ13, Class A1,
5.357%, 12/15/2044	792,119	795,657
Series 2008-HQ8, Class AM,
5.466%, 03/12/2044 (P)	1,055,000	1,079,576
Morgan Stanley Dean Witter Capital I
Series 2003-HQ2, Class B,
5.040%, 03/12/2035	807,000	824,163
Series 2001, Class A4,
6.390%, 07/15/2033	139,969	139,866
Series 2002-HQ, Class B,
6.640%, 04/15/2034	671,000	671,846
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
0.404%, 02/25/2047 (P)	27,277	21,770
Nomura Asset Securities Corp.,
Series 1998-D6, Class A2
7.070%, 03/15/2030 (P)	3,120,000	3,267,794
Sequoia Mortgage Trust
Series 2010-H1, Class A1,
3.750%, 02/25/2040 (P)	572,275	581,426
Series 2011-1, Class A1,
4.125%, 02/25/2041 (P)	836,161	831,690
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445%, 11/15/2035	155,792	156,325
		142,289,234
U.S. Government Agency - 7.75%
Federal Home Loan Mortgage Corp.
Series K014, Class A2,
3.871%, 04/25/2021	1,098,000	1,196,235
Series 3704, Class CA,
4.000%, 12/15/2036	10,656,526	11,213,312
Series 3508, Class PK,
4.000%, 02/15/2039	991,987	1,035,548
Series 3631, Class PA,
4.000%, 02/15/2040	3,873,240	4,040,642
Series K005, Class A2,
4.317%, 11/25/2019	2,707,000	3,005,452
Series 3598, Class MA,
4.500%, 11/15/2038	1,941,732	2,041,963
Series 2009-K003, Class AAB,
4.768%, 05/25/2018	1,094,000	1,228,253
Series 3455, Class A,
5.000%, 06/15/2038	3,810,318	4,093,753
Series 3622, Class WA,
5.500%, 09/15/2039	4,301,114	4,667,367
Series 2980, Class QA,
6.000%, 05/15/2035	2,902,104	3,245,733
Series T-48, Class 1A,
6.313%, 07/25/2033 (P)	65,028	73,271
Series 3529, Class AG,
6.500%, 04/15/2039	7,671,717	8,528,960
Series T-57, Class 1A3,
7.500%, 07/25/2043	701,300	806,471
Series T-59, Class 1A3,
7.500%, 10/25/2043	940,046	1,072,908
Series T-60, Class 1A3,
7.500%, 03/25/2044	983,339	1,104,698
Federal National Mortgage Association
Series 2009-66, Class KE,
4.000%, 09/25/2039	6,066,569	6,332,690
Series 2010-135, Class LM,
4.000%, 12/25/2040	402,515	423,661
Series 2011-53, Class TN,
4.000%, 06/25/2041	11,473,397	11,990,690
Series 2011-78, Class D,
4.000%, 08/25/2041	1,095,965	1,144,674
Series 2009-M2, Class A3,
4.001%, 01/25/2019	2,737,000	3,015,287
Series 2009-M1, Class A2,
4.287%, 07/25/2019	2,905,000	3,263,805
Series 2010-M3, Class A3,
4.332%, 03/25/2020 (P)	10,746,000	11,985,801
Series 2010-M1, Class A2,
4.450%, 09/25/2019	946,000	1,072,630
Series 2009-93, Class PD,
4.500%, 09/25/2039	1,298,517	1,382,259
Series 2010-54, Class EA,
4.500%, 06/25/2040	7,360,070	7,842,803
Series 2011-53, Class DT,
4.500%, 06/25/2041	5,080,629	5,355,207
Series 2009-11, Class LC,
4.500%, 03/25/2049	3,716,980	3,931,454
Series 2009-78, Class J,
5.000%, 09/25/2019	2,647,019	2,872,843
Series 2005-5, Class PA,
5.000%, 01/25/2035	1,484,082	1,621,032
Series 2005-64, Class PL,
5.500%, 07/25/2035	1,527,768	1,699,296
Series 2003-W17, Class 1A7,
5.750%, 08/25/2033	1,000,000	1,146,139
Series 2002-95, Class DB,
6.000%, 01/25/2033	3,102,000	3,541,274
Series 2006-56, Class CA,
6.000%, 07/25/2036	715,930	818,723
Series 2009-105, Class CB,
6.000%, 12/25/2039	5,959,381	6,643,745
Series 2012-3, Class CD,
7.000%, 02/25/2042	4,698,000	5,332,089
Series 2002-33, Class A2,
7.500%, 06/25/2032	715,187	803,203

The accompanying notes are an integral part of the financial statements.

28

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association,
Series 2003-79, Class PV
5.500%, 10/20/2023	$1,245,222	$1,398,258
		130,972,129
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $269,043,907)		$273,261,363

ASSET BACKED SECURITIES - 8.61%
Ally Auto Receivables Trust, Series 2011-4,
Class A4 1.140%, 06/15/2016	2,113,000	2,106,266
Ally Master Owner Trust, Series 2011-4,
Class A2 1.540%, 09/15/2016	2,330,000	2,322,455
Capital One Multi-Asset Execution Trust
Series 2006-A5, Class A5,
0.338%, 01/15/2016 (P)	379,000	378,291
Series 2005-A10, Class A,
0.358%, 09/15/2015 (P)	1,886,000	1,883,342
Series 2004-A4, Class A4,
0.498%, 03/15/2017 (P)	991,000	988,209
Chase Issuance Trust
Series 2005-A6, Class A6,
0.348%, 07/15/2014 (P)	1,411,000	1,410,754
Series 2005-a11, Class A,
0.348%, 12/15/2014 (P)	5,611,000	5,609,598
Citibank Omni Master Trust
Series 2009-A8, Class A8,
2.378%, 05/16/2016 (P)(S)	6,617,000	6,657,640
Series 2009-A14A, Class A14,
3.028%, 08/15/2018 (P)(S)	12,113,000	12,706,615
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
0.334%, 12/25/2036 (P)	27,568	26,782
Discover Card Master Trust, Series 2009-A1,
Class A1 1.578%, 12/15/2014 (P)	2,017,000	2,028,926
Ford Credit Auto Owner Trust, Series 2009-D,
Class A3 2.170%, 10/15/2013	1,639,441	1,647,829
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A 3.690%, 07/15/2015	7,014,000	7,124,583
Goal Capital Funding Trust, Series 2006-1,
Class A3 0.626%, 11/25/2026 (P)	7,463,000	7,044,359
Harley-Davidson Motorcycle Trust,
Series 2011-2, Class A4
1.470%, 08/15/2017	2,624,000	2,617,486
Honda Auto Receivables Owner Trust,
Series 2010-3, Class A2
0.530%, 01/21/2013	2,937,967	2,937,527
Hyundai Auto Receivables Trust,
Series 2011-C A4 1.300%, 02/15/2018	1,842,000	1,840,167
MMCA Automobile Trust, Series 2011-A,
Class A4 2.020%, 10/17/2016 (S)	2,291,000	2,320,202
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
0.334%, 01/25/2037 (P)	9,525	9,349
Nelnet Student Loan Trust
Series 2006-2, Class A4,
0.498%, 10/26/2026 (P)	7,011,000	6,858,800
Series 2007-1, Class A3,
0.576%, 05/27/2025 (P)	5,476,000	4,914,237
Series 2006-1, Class A4,
0.585%, 11/23/2022 (P)	3,898,000	3,843,187
Series 2005-2, Class A5,
0.670%, 03/23/2037 (P)	1,841,000	1,653,212
Series 2008-3, Class A4,
2.156%, 11/25/2024 (P)	6,380,000	6,526,670
SLM Student Loan Trust
Series 2006-10, Class A4,
0.488%, 07/25/2023 (P)	3,433,000	3,381,385
Series 2006-4, Class A5,
0.518%, 10/25/2025 (P)	975,000	951,261
Series 2005-8, Class A3,
0.528%, 10/25/2024 (P)	4,147,000	4,015,297
Series 2005-6, Class A5A,
0.528%, 07/27/2026 (P)	8,462,000	8,152,554
Series 2004-3, Class A5,
0.588%, 07/25/2023 (P)	1,839,000	1,785,298
Series 2004-1, Class A3,
0.628%, 04/25/2023 (P)	7,206,000	6,968,164
Series 2003-14, Class A5,
0.648%, 01/25/2023 (P)	6,845,000	6,667,385
Series 2008-6, Class A2,
0.968%, 10/25/2017 (P)	1,120,788	1,118,553
Series 2008-4, Class A2,
1.468%, 07/25/2016 (P)	2,503,157	2,526,390
Series 2011-C, Class A1,
1.659%, 12/15/2023 (P)(S)	7,747,000	7,748,280
Series 2008-9, Class A,
1.918%, 04/25/2023 (P)	3,290,697	3,366,460
SMS Student Loan Trust, Series 2000-A,
Class A2 0.615%, 10/28/2028 (P)	2,652,189	2,643,266
USAA Auto Owner Trust, Series 2008-3,
Class A4 4.710%, 02/18/2014	3,241,540	3,262,402
Volkswagen Auto Loan Enhanced Trust,
Series 2008-1, Class A4
1.985%, 10/20/2014 (P)	3,155,719	3,162,462
World Financial Network Credit Card
Master Trust, Series 2011-A, Class A
1.680%, 08/15/2018	2,430,000	2,422,746
World Omni Auto Receivables Trust,
Series 2008-A, Class A4
4.740%, 10/15/2013	1,973,220	1,998,470
TOTAL ASSET BACKED SECURITIES (Cost $146,063,477)		$145,626,859

SECURITIES LENDING COLLATERAL - 0.93%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,568,982	15,700,493
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,698,251)		$15,700,493

SHORT-TERM INVESTMENTS - 8.74%
Money Market Funds - 8.74%
State Street Institutional Liquid Reserves
Fund, 0.1568% (Y)	147,882,676	147,882,676
TOTAL SHORT-TERM INVESTMENTS (Cost $147,882,676)		$147,882,676
Total Investments (Core Bond Trust)
(Cost $1,978,056,301) - 118.96%		$2,011,732,352
Other assets and liabilities, net - (18.96%)		(320,574,410)
TOTAL NET ASSETS - 100.00%		$1,691,157,942

SALE COMMITMENTS OUTSTANDING - (4.37)%
Federal Home Loan Mortgage Corp. - (0.18)%
Federal Home Loan Mortgage Corp.
4.500%, TBA (C)	(2,800,000)	(2,968,380)

The accompanying notes are an integral part of the financial statements.

29

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

SALE COMMITMENTS OUTSTANDING (continued)
Federal National Mortgage Association - (4.19)%
Federal National Mortgage Association
3.500%, TBA (C)		$(9,000,000)	$(9,258,442)
4.000%, TBA (C)		(6,600,000)	(6,914,651)
4.000%, TBA (C)		(12,800,000)	(13,445,732)
5.000%, TBA (C)		(38,300,000)	(41,301,992)
			(70,920,817)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(73,193,508))			$(73,889,197)

Global Bond Trust
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 38.21%
U.S. Government - 3.12%
U.S. Treasury Bonds
3.125%, 11/15/2041		$5,500,000	5,747,500
3.750%, 08/15/2041		6,100,000	7,157,014
3.875%, 08/15/2040 (D) (F)		9,900,000	11,841,331
5.500%, 08/15/2028 (F)		3,700,000	5,220,471
			29,966,316
U.S. Government Agency - 35.09%
Federal Home Loan Mortgage Corp.
4.000%, TBA (C)		19,000,000	19,925,853
5.198%, 03/01/2035 (P)		498,971	537,576
Federal National Mortgage Association
2.244%, 12/01/2034 (P)		299,063	312,861
2.521%, 11/01/2034 (P)		1,618,195	1,700,888
3.500%, TBA (C)		64,000,000	65,837,811
4.000%, TBA (C)		172,000,000	180,616,007
4.000%, 07/01/2040		192,953	202,672
4.500%, TBA (C)		63,000,000	67,054,327
5.031%, 05/01/2035 (P)		287,992	309,951
Government National
Mortgage Association
2.125%, 11/20/2023 to 10/20/2026 (P)		72,887	74,586
2.250%, 01/20/2030 (P)		21,216	21,830
2.375%, 02/20/2024 to 06/20/2030 (P)		82,294	84,922
			336,679,284
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $361,862,756)			$366,645,600

FOREIGN GOVERNMENT
OBLIGATIONS - 27.74%
Canada - 1.54%
Government of Canada
1.750%, 03/01/2013	CAD	3,000,000	2,970,906
2.750%, 09/01/2016		700,000	732,810
Province of British Columbia
4.300%, 06/18/2042		600,000	693,120
Province of Ontario
4.000%, 06/02/2021		2,600,000	2,802,845
6.200%, 06/02/2031		300,000	412,429
Province of Quebec
4.250%, 12/01/2021		2,200,000	2,400,143
Province of Quebec Canada
2.750%, 08/25/2021		$4,300,000	4,293,408
5.000%, 12/01/2041	CAD	400,000	$499,227
			14,804,888
France - 0.92%
Societe Financement de l’Economie
Francaise
2.250%, 06/11/2012		$8,800,000	8,834,135
			8,834,135
Germany - 7.14%
Federal Republic of Germany
2.500%, 02/27/2015	EUR	10,700,000	14,747,246
3.250%, 01/04/2020		1,000,000	1,459,487
4.750%, 07/04/2028		1,600,000	2,706,951
5.500%, 01/04/2031		8,200,000	15,362,105
5.625%, 01/04/2028		3,900,000	7,182,702
6.500%, 07/04/2027		13,600,000	27,022,116
			68,480,607
Japan - 2.21%
Government of Japan
0.200%, 02/15/2012	JPY	1,630,000,000	21,179,030
			21,179,030
Mexico - 1.46%
Government of Mexico
6.250%, 06/16/2016	MXN	105,500,000	7,781,168
8.000%, 06/11/2020		20,000,000	1,588,742
10.000%, 12/05/2024		50,300,000	4,636,549
			14,006,459
New Zealand - 3.09%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	21,600,000	18,349,677
5.500%, 04/15/2023		1,300,000	1,150,087
6.000%, 05/15/2021		11,100,000	10,118,841
			29,618,605
Norway - 0.55%
Kommunalbanken AS
2.000%, 01/14/2013		$5,200,000	5,253,024
			5,253,024
Spain - 1.72%
FADE - Fondo de Amortizacion del
Deficit Electrico
5.900%, 03/17/2021	EUR	1,400,000	1,810,472
Fund for Ordered Bank Restructuring
4.400%, 10/21/2013		1,100,000	1,427,704
Kingdom of Spain
3.154%, 03/25/2014 (P)		11,000,000	13,306,070
			16,544,246
United Kingdom - 9.11%
Government of United Kingdom
3.750%, 09/07/2019 to 09/07/2021	GBP	6,900,000	12,386,323
4.250%, 12/07/2027 to 12/07/2046		11,800,000	22,516,100
4.250%, 12/07/2040 (C)		12,200,000	23,323,265
4.500%, 09/07/2034		2,900,000	5,691,776
4.750%, 12/07/2030 to 12/07/2038		10,300,000	20,846,557
5.000%, 03/07/2025		1,300,000	2,634,200
			87,398,221
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $259,798,863)			$266,119,215

The accompanying notes are an integral part of the financial statements.

30

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS - 43.32%
Australia - 3.24%
Commonwealth Bank of Australia
0.814%, 07/12/2013 (P) (S)		$7,900,000	7,896,295
1.074%, 06/25/2014 (P) (S)		9,800,000	9,850,989
ING Bank Australia, Ltd.
5.150%, 06/24/2014 (P)	AUD	10,000,000	10,334,486
National Australia Bank, Ltd.
1.083%, 07/08/2014 (P) (S)		$2,500,000	2,509,215
5.750%, 12/19/2013	AUD	40,000	42,167
Westpac Banking Corp.
2.900%, 09/10/2014 (S)		$400,000	418,040
			31,051,192
Belgium - 0.97%
European Union
2.500%, 12/04/2015	EUR	3,500,000	4,630,576
2.750%, 06/03/2016		3,500,000	4,667,295
			9,297,871
Canada - 1.04%
Honda Canada Finance, Inc., Series E
1.461%, 03/26/2012 (P)	CAD	10,200,000	9,998,553
			9,998,553
Denmark - 0.02%
Nykredit Realkredit A/S
6.000%, 10/01/2029	DKK	139,106	26,570
Realkredit Danmark A/S, Series 73D
2.100%, 01/01/2038 (P)		1,272,166	216,520
			243,090
France - 6.97%
BNP Paribas Home Loan
Covered Bonds SA
2.200%, 11/02/2015 (S)		$5,800,000	5,578,115
3.000%, 07/23/2013	EUR	200,000	261,740
4.750%, 05/28/2013		2,700,000	3,614,162
Cie de Financement Foncier
1.625%, 07/23/2012 (S)		$7,200,000	7,198,999
2.000%, 02/17/2012	EUR	6,800,000	8,801,079
2.125%, 04/22/2013 (S)		$4,900,000	4,847,874
2.250%, 01/25/2013	EUR	300,000	388,367
2.500%, 09/16/2015 (S)		$5,100,000	4,935,311
Credit Agricole Home Loan
1.162%, 07/21/2014 (P) (S)		5,200,000	4,995,749
Dexia Credit Local SA
0.644%, 01/12/2012 (P) (S)		8,000,000	7,998,752
2.750%, 01/10/2014 (S)		15,500,000	14,364,486
Vivendi SA
5.750%, 04/04/2013 (S)		3,700,000	3,865,949
			66,850,583
Germany - 6.55%
FMS Wertmanagement
1.295%, 06/16/2014 (P)	GBP	900,000	1,391,286
2.375%, 12/15/2014	EUR	11,900,000	15,802,914
2.750%, 06/03/2016		3,700,000	4,970,080
3.375%, 06/17/2021		2,200,000	3,010,308
IKB Deutsche Industriebank AG
2.125%, 09/10/2012		3,400,000	4,435,334
Kreditanstalt fuer Wiederaufbau
1.250%, 06/17/2013		7,700,000	10,028,512
2.000%, 09/07/2016		4,700,000	6,192,300
5.500%, 06/05/2014	AUD	5,200,000	5,419,018
6.250%, 05/19/2021		10,900,000	11,562,323
			62,812,075
Ireland - 0.36%
German Postal Pensions Securitisation
2 PLC
4.250%, 01/18/2017	EUR	$2,000,000	2,825,349
Novatek Finance, Ltd.
5.326%, 02/03/2016 (S)		$600,000	604,500
			3,429,849
Italy - 0.42%
Intesa Sanpaolo SpA
2.906%, 02/24/2014 (P) (S)		4,600,000	4,050,052
			4,050,052
Jersey, C.I. - 0.39%
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP
LIBOR + 6.750%)
03/19/2018 (I) (Q)	GBP	1,700,000	1,900,872
HBOS Euro Finance LP
4.347%, 03/09/2012 (Q)	EUR	2,334,000	1,884,692
			3,785,564
Luxembourg - 0.44%
ALROSA Finance SA
7.750%, 11/03/2020		$2,100,000	2,089,500
Sunrise Communications International SA
7.000%, 12/31/2017	EUR	1,600,000	2,143,272
			4,232,772
Netherlands - 3.49%
ABN Amro Bank NV
3.250%, 01/18/2013		3,200,000	4,212,472
3.750%, 01/12/2012		400,000	517,947
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		$1,459,000	1,531,350
3.200%, 11/03/2014		2,979,000	3,126,726
EuroCredit CDO I, BV
2.647%, 09/03/2012 (P)	EUR	592,786	758,221
Fortis Bank Nederland Holding NV
3.375%, 05/19/2014		5,900,000	8,009,115
Gazprom OAO
10.500%, 03/08/2014		$2,700,000	3,024,000
LeasePlan Corp. NV
3.250%, 05/22/2014	EUR	1,800,000	2,435,715
NIBC Bank NV
2.800%, 12/02/2014 (S)		$3,500,000	3,656,478
3.500%, 04/07/2014	EUR	1,700,000	2,307,379
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q) (S)		$2,200,000	2,574,000
Ziggo Finance BV
6.125%, 11/15/2017	EUR	1,000,000	1,307,193
			33,460,596
Norway - 0.50%
DnB NOR Boligkreditt
2.375%, 07/20/2015		3,700,000	4,824,024
			4,824,024
Singapore - 0.07%
ICICI Bank, Ltd.
2.256%, 02/24/2014 (P) (S)		$700,000	664,670
			664,670

The accompanying notes are an integral part of the financial statements.

31

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
South Korea - 0.25%
Export-Import Bank of Korea
5.750%, 05/22/2013	EUR	$1,800,000	2,402,569
			2,402,569
Spain - 0.87%
Instituto de Credito Oficial
4.500%, 07/08/2014		6,400,000	8,343,272
			8,343,272
Sweden - 0.25%
Stadshypotek AB
3.750%, 12/12/2013		1,800,000	2,427,820
			2,427,820
United Kingdom - 7.03%
Abbey National Treasury Services PLC
3.125%, 06/30/2014		4,300,000	5,565,834
Bank of Scotland PLC
4.375%, 07/13/2016		900,000	1,214,210
4.500%, 10/23/2013		200,000	267,394
Barclays Bank PLC
10.179%, 06/12/2021 (S)		$1,840,000	1,926,738
BP Capital Markets PLC
3.125%, 10/01/2015		3,000,000	3,142,827
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		4,200,000	4,703,446
HBOS PLC
6.750%, 05/21/2018 (S)		3,100,000	2,484,951
LBG Capital No.1 PLC
7.375%, 03/12/2020	EUR	1,100,000	1,010,810
11.040%, 03/19/2020	GBP	2,800,000	3,761,366
LBG Capital No.2 PLC
7.625%, 12/09/2019		3,138,000	3,508,786
Nationwide Building Society
2.875%, 09/14/2015	EUR	4,700,000	6,092,296
4.625%, 09/13/2012		1,700,000	2,238,203
5.500%, 07/18/2012 (S)		$4,100,000	4,191,635
5.500%, 07/18/2012		4,000,000	4,076,744
Pearson Dollar Finance Two PLC
5.500%, 05/06/2013 (S)		3,000,000	3,154,590
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)		400,000	428,698
The Royal Bank of Scotland PLC
0.783%, 03/30/2012 (P) (S)		11,100,000	11,098,146
2.750%, 06/18/2013	EUR	1,800,000	2,346,657
Virgin Media Secured Finance PLC
7.000%, 01/15/2018	GBP	1,000,000	1,646,180
Westpac Securities NZ, Ltd.
3.450%, 07/28/2014 (S)		$4,300,000	4,562,128
			67,421,639
United States - 10.46%
Ally Financial, Inc.
6.875%, 08/28/2012		1,000,000	1,012,500
7.000%, 02/01/2012		2,100,000	2,105,250
Altria Group, Inc.
9.250%, 08/06/2019		4,000,000	5,369,464
American International Group, Inc.
6.797%, 11/15/2017 (S)	EUR	285,000	352,263
American International Group, Inc.
(8.000% to 05/22/2018, then 3 month
EURIBOR + 4.450%)
05/22/2038 (S)		5,600,000	5,798,242
AutoZone, Inc.
5.875%, 10/15/2012		$800,000	827,942
BA Covered Bond Issuer
4.125%, 04/05/2012	EUR	6,700,000	8,697,735
Bank of America Corp. (4.000% to
03/28/2013, then 3 month
EURIBOR + 0.840%)
03/28/2018		1,600,000	1,455,773
Bank of America Corp. (4.750% to
05/23/2012, then 1 month
EURIBOR + 0.770%)
05/23/2017		4,100,000	3,847,159
Boston Scientific Corp.
6.400%, 06/15/2016		$1,600,000	1,794,213
Citigroup, Inc.
0.810%, 06/09/2016 (P)		500,000	390,418
4.750%, 05/31/2017 (P)	EUR	2,000,000	2,114,805
5.500%, 04/11/2013 to 10/15/2014		$850,000	873,594
6.000%, 08/15/2017		2,500,000	2,620,528
CNA Financial Corp.
5.850%, 12/15/2014		4,000,000	4,215,424
Computer Sciences Corp.
6.500%, 03/15/2018		2,350,000	2,303,000
Dexia Credit Local/New York
2.000%, 03/05/2013 (S)		5,000,000	4,807,655
GATX Financial Corp.
5.500%, 02/15/2012		3,000,000	3,008,067
HCA, Inc.
7.875%, 02/15/2020		200,000	216,000
International Lease Finance Corp.
5.350%, 03/01/2012		1,100,000	1,100,000
5.875%, 05/01/2013		2,800,000	2,758,000
6.500%, 09/01/2014 (S)		2,800,000	2,863,000
6.625%, 11/15/2013		600,000	597,000
JPMorgan Chase & Company
3.450%, 03/01/2016		300,000	304,844
6.300%, 04/23/2019		500,000	566,150
7.140%, 02/15/2012 (P)		360,000	361,084
Lehman Brothers Holdings, Inc.
5.460%, 11/16/2009 (H)		4,100,000	1,045,500
5.625%, 01/24/2013 (H)		4,500,000	1,181,250
6.875%, 05/02/2018 (H)		2,100,000	556,500
Loews Corp.
5.250%, 03/15/2016		400,000	440,486
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015		910,000	1,007,949
Masco Corp.
5.875%, 07/15/2012		300,000	304,465
Merrill Lynch & Company, Inc.
1.850%, 01/31/2014 (P)	EUR	3,000,000	3,418,918
6.875%, 04/25/2018		$1,068,000	1,052,718
Morgan Stanley
1.807%, 03/01/2013 (P)	EUR	1,300,000	1,595,495
1.992%, 01/16/2017 (P)		1,500,000	1,505,090
2.016%, 01/24/2014 (P)		$2,200,000	2,024,950
Sealed Air Corp.
5.625%, 07/15/2013 (S)		4,200,000	4,365,409
Simon Property Group LP
6.125%, 05/30/2018		3,000,000	3,443,088
Spectra Energy Capital LLC
6.200%, 04/15/2018		5,000,000	5,668,125
Springleaf Finance Corp.
6.900%, 12/15/2017		3,000,000	2,160,000
Sprint Capital Corp.
8.750%, 03/15/2032		300,000	242,625

The accompanying notes are an integral part of the financial statements.

32

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		$3,000,000	$3,390,000
The Cleveland Electric Illuminating
Company
5.700%, 04/01/2017		3,000,000	3,300,873
The Goldman Sachs Group, Inc.
2.041%, 02/02/2015 (P)	EUR	1,800,000	2,055,744
WM Covered Bond Program
4.000%, 09/27/2016		900,000	1,214,327
			100,333,622
TOTAL CORPORATE BONDS (Cost $431,202,152)			$415,629,813

MUNICIPAL BONDS - 3.39%
American Municipal Power, Inc. (Ohio)
7.734%, 02/15/2033		$1,600,000	2,067,968
8.084%, 02/15/2050		4,100,000	5,750,865
Bay Area Toll Authority (California)
6.907%, 10/01/2050		2,000,000	2,608,000
Buckeye Tobacco Settlement Financing
Authority (Ohio) 5.875%, 06/01/2047		2,700,000	1,936,764
City of Chicago Illinois, Series A
7.533%, 01/01/2014 (P) (S)		230,000	239,536
City of New York 4.937%, 12/01/2019		2,700,000	3,080,052
Golden State Tobacco
Securitization Corp. (California)
5.125%, 06/01/2047		200,000	129,658
5.750%, 06/01/2047		6,505,000	4,685,031
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		420,000	386,014
Los Angeles Community College District
(California) 6.750%, 08/01/2049		2,300,000	3,009,895
Metropolitan Water District of
Southern California
5.000%, 10/01/2036		5,000	5,393
5.000%, 10/01/2036		40,000	41,161
Municipal Electric Authority of Georgia
6.655%, 04/01/2057		700,000	715,449
New York City Municipal Water Finance
Authority, Series 1289
7.643%, 12/15/2013 (P) (S)		300,000	328,038
Northside Independent School
District (Texas)
5.741%, 08/15/2035		900,000	949,959
5.891%, 08/15/2040		1,700,000	1,802,782
Puerto Rico Sales Tax Financing Corp.
Zero Coupon 08/01/2054 (Z)		800,000	55,560
State of California
7.600%, 11/01/2040		2,400,000	2,965,824
7.700%, 11/01/2030		900,000	1,022,823
7.950%, 03/01/2036		200,000	226,390
Triborough Bridge & Tunnel Authority
(New York) 5.550%, 11/15/2040		400,000	484,484
TOTAL MUNICIPAL BONDS (Cost $30,181,366)			$32,491,646

CAPITAL PREFERRED SECURITIES - 0.29%
United States - 0.02%
RBS Capital Trust I (4.709% to
07/01/2013, then 3 month
LIBOR + 1.865%) 07/01/2013 (I) (Q)		300,000	157,875
State Street Capital Trust IV
1.546%, 06/15/2037 (P)		20,000	13,165
			171,040
Cayman Islands - 0.27%
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP
LIBOR + 2.060%) 01/25/2017 (Q)	GBP	1,800,000	2,618,954
			2,618,954
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,586,050)			$2,789,994

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.73%
Commercial & Residential - 12.67%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.848%, 09/25/2035 (P)		$181,681	124,166
Alba PLC, Series 2006-2, Class A3A
1.231%, 12/15/2038 (P)	GBP	317,457	338,942
American Home Mortgage Assets,
Series 2006-5, Class A1
1.128%, 11/25/2046 (P)		$1,122,172	410,477
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
2.434%, 10/25/2034 (P)		97,363	82,508
Atomium Mortgage Finance BV,
Series 2003-I, Class A
1.258%, 07/01/2034 (P)	EUR	46,579	56,669
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.575%, 05/20/2035 (P)		$478,680	237,128
Series 2006-J, Class 4A1,
5.743%, 01/20/2047 (P)		272,112	171,722
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2
2.835%, 03/25/2035 (P)		1,364,977	1,053,342
BCAP LLC Trust, Series 2006-AA2,
Class A1
0.464%, 01/25/2037 (P)		2,721,255	1,253,024
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-7, Class 6A,
2.575%, 10/25/2033 (P)		175,700	166,272
Series 2003-6, Class 1A1,
2.593%, 08/25/2033 (P)		184,485	176,304
Series 2005-2, Class A1,
2.710%, 03/25/2035 (P)		2,229,325	2,067,342
Series 2004-2, Class 23A,
2.814%, 05/25/2034 (P)		127,259	98,116
Series 2003-9, Class 2A1,
2.853%, 02/25/2034 (P)		32,326	27,465
Series 2004-2, Class 22A,
2.870%, 05/25/2034 (P)		366,628	320,748
Series 2005-2, Class A2,
3.016%, 03/25/2035 (P)		801,997	755,063
Series 2004-9, Class 22A1,
3.207%, 11/25/2034 (P)		144,707	134,653
Series 2005-12, Class 23A1,
5.653%, 02/25/2036 (P)		1,208,306	669,818
Bear Stearns Alt-A Trust
Series 2006-1, Class 21A2,
2.663%, 02/25/2036 (P)		2,339,207	850,131
Series 2005-9, Class 24A1,
2.690%, 11/25/2035 (P)		1,178,122	645,828
Series 2005-7, Class 22A1,
2.772%, 09/25/2035 (P)		1,474,650	929,013

The accompanying notes are an integral part of the financial statements.

33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.553%, 01/26/2036 (P)		$2,510,043	$1,464,344
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.230%, 09/25/2035 (P)		743,959	660,516
Series 2005-6, Class A2,
2.450%, 09/25/2035 (P)		831,736	660,085
Series 2006-AR1, Class 1A1,
2.660%, 10/25/2035 (P)		332,978	254,206
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class A4
5.322%, 12/11/2049		5,600,000	5,940,945
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A1
3.156%, 07/10/2046 (S)		2,930,675	3,006,937
Countrywide Alternative Loan Trust
Series 2007-OA7, Class A1A,
0.474%, 05/25/2047 (P)		2,554,035	1,295,297
Series 2006-OA9, Class 2A1B,
0.485%, 07/20/2046 (P)		833,279	288,333
Series 2007-11T1, Class A12,
0.644%, 05/25/2037 (P)		636,881	261,065
Series 2005-56, Class 2A3,
1.708%, 11/25/2035 (P)		198,383	105,201
Series 2005-56, Class 2A2,
2.248%, 11/25/2035 (P)		165,431	91,231
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		271,996	223,754
Series 2007-7T2, Class A9,
6.000%, 04/25/2037		345,467	216,223
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		281,312	165,934
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-2, Class 2A1,
0.614%, 03/25/2035 (P)		141,974	79,861
Series 2004-25, Class 1A1,
0.624%, 02/25/2035 (P)		62,395	40,769
Series 2004-25, Class 2A1,
0.634%, 02/25/2035 (P)		94,199	57,886
Series 2004-HYB5, Class 2A1,
2.697%, 04/20/2035 (P)		139,071	121,695
Series 2004-22, Class A3,
2.751%, 11/25/2034 (P)		365,811	262,554
Series 2004-12, Class 11A1,
2.795%, 08/25/2034 (P)		106,797	73,365
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2002-AR13, Class 3A,
1.745%, 05/25/2032 (P)		5,240	4,370
Series 2003-AR18, Class 2A3,
2.431%, 07/25/2033 (P)		30,669	26,253
Series 2003-AR20, Class 2A1,
2.567%, 08/25/2033 (P)		484,546	458,771
Series 2003-8, Class 5A1,
6.500%, 04/25/2033		28,567	30,113
Credit Suisse Mortgage Capital
Certificates, Series 2007-C3, Class A2
5.713%, 06/15/2039 (P)		879,647	884,413
Crusade Global Trust, Series 2005-2,
Class A2
4.848%, 08/14/2037 (P)	AUD	3,315,105	3,263,023
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2AB3
0.595%, 10/19/2036 (P)		2,600,000	96,314
Dutch Mortgage Portfolio Loans BV,
Series III, Class A
1.710%, 11/20/2035 (P)	EUR	156,584	199,135
First Horizon Asset Securities, Inc.
Series 2003-AR4, Class 2A1,
2.541%, 12/25/2033 (P)		$164,946	148,664
Series 2005-AR3, Class 2A1,
2.746%, 08/25/2035 (P)		180,397	138,092
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.628%, 11/15/2031 (P)		100,700	91,843
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.012%, 06/25/2034 (P)		36,295	29,827
Gosforth Funding PLC, Series 2011-1,
Class A2
2.432%, 04/24/2047 (P)	GBP	2,700,000	4,101,703
Great Hall Mortgages PLC
Series 2007-1, Class A2A,
1.195%, 03/18/2039 (P)		1,786,759	2,202,732
Series 2007-1, Class A2B,
1.549%, 03/18/2039 (P)	EUR	1,786,759	1,836,082
Series 2006-1, Class A2B,
1.569%, 06/18/2038 (P)		2,458,102	2,696,754
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.374%, 10/25/2046 (P)		$289,568	266,015
Series 2006-OH1, Class A1,
0.474%, 01/25/2037 (P)		358,539	167,603
Greenpoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
2.798%, 10/25/2033 (P)		30,159	23,914
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.860%, 03/25/2033 (P)		165,635	155,206
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A2A,
0.475%, 01/19/2038 (P)		829,529	479,449
Series 2005-4, Class 3A1,
2.768%, 07/19/2035 (P)		73,965	47,839
Series 2003-1, Class A,
2.940%, 05/19/2033 (P)		331,556	299,111
Holmes Master Issuer PLC
Series 2011-1A, Class A3,
2.922%, 10/15/2054 (P) (S)	EUR	3,600,000	4,644,350
Series 2010-1A, Class A3,
2.972%, 10/15/2054 (P) (S)		4,500,000	5,815,589
Immeo Residential Finance PLC,
Series 2007-2, Class A
1.586%, 12/15/2016 (P)		835,517	1,021,893
Indymac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.592%, 12/25/2034 (P)		$112,705	77,626
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)		389,722	379,249
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.053%, 11/25/2033 (P)		180,402	172,995

The accompanying notes are an integral part of the financial statements.

34

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Mortgage Trust (continued)
Series 2007-A1, Class 5A5,
2.798%, 07/25/2035 (P)		$836,605	$760,688
Series 2007-A1, Class 5A6,
2.798%, 07/25/2035 (P)		760,550	533,711
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036		1,306,458	1,175,918
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.711%, 12/15/2049 (P)	GBP	8,539,099	10,413,824
Mastr Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.534%, 05/25/2037 (P)		$510,843	205,494
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.718%, 12/15/2030 (P)		64,942	59,205
Merrill Lynch Commercial Trust,
Series 2008-LAQA, Class A1
0.814%, 07/09/2021 (P) (S)		2,699,443	2,500,994
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.504%, 02/25/2036 (P)		5,255,857	3,391,068
Series 2005-A8, Class A3A2,
0.544%, 08/25/2036 (P)		172,877	135,570
Series 2003-A2, Class 1A1,
2.267%, 02/25/2033 (P)		196,030	168,609
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)		2,400,000	2,642,753
Series 2007-8, Class A3,
5.962%, 08/12/2049 (P)		3,200,000	3,473,549
MLCC Mortgage Investors, Inc.
Series 2005-3, Class 4A,
0.544%, 11/25/2035 (P)		1,153,174	946,952
Series 2005-2, Class 1A,
1.996%, 10/25/2035 (P)		1,135,128	953,896
NCUA Guaranteed Notes
Series 2010-R2, Class 1A,
0.644%, 11/06/2017 (P)		11,516,210	11,516,210
Series 2010-R1, Class 1A,
0.724%, 10/07/2020 (P)		4,237,399	4,242,018
Newgate Funding PLC, Series 2007-3X,
Class A1
1.661%, 12/15/2050 (P)	GBP	1,221,413	1,844,188
Puma Finance, Ltd.
Series 2006-G5, Class A1,
0.549%, 02/21/2038 (P) (S)		$538,692	511,539
Series 2005-P11, Class BA,
4.847%, 08/22/2037 (P)	AUD	2,191,530	2,159,712
Series 2004-P10, Class BA,
4.938%, 07/12/2036 (P)		412,424	412,031
Residential Accredit Loans, Inc.
Series 2007-QO2, Class A1,
0.444%, 02/25/2047 (P)		$725,553	288,135
Series 2006-QO6, Class A1,
0.474%, 06/25/2046 (P)		2,985,164	938,267
Series 2007-QH4, Class A2,
0.524%, 05/25/2037 (P)		1,013,728	230,350
Series 2006-QA2, Class 2A1,
5.714%, 02/25/2036 (P)		895,872	375,308
Residential Asset Securitization Trust
Series 2006-R1, Class A2,
0.694%, 01/25/2046 (P)		775,037	322,506
Series 2005-A15, Class 5A1,
5.750%, 02/25/2036		485,849	317,717
Residential Funding Mortgage
Securities I, Series 2005-SA4,
Class 1A21
3.033%, 09/25/2035 (P)		205,666	128,175
RMAC Securities PLC,
Series 2006-NS1X, Class A2C
1.620%, 06/12/2044 (P)	EUR	1,568,450	1,628,371
Sequoia Mortgage Trust
Series 5, Class A,
0.635%, 10/19/2026 (P)		46,198	39,058
Series 2003-4, Class 2A1,
0.635%, 07/20/2033 (P)		264,882	221,429
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A1,
2.480%, 02/25/2034 (P)		207,311	187,549
Series 2004-4, Class 3A2,
2.482%, 04/25/2034 (P)		497,149	405,078
Series 2005-18, Class 6A1,
2.533%, 09/25/2035 (P)		489,256	368,133
Series 2004-12, Class 7A1,
2.595%, 09/25/2034 (P)		557,472	518,291
Structured Asset
Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1,
0.504%, 05/25/2046 (P)		789,117	373,905
Series 2004-AR3, Class 1A2,
0.865%, 07/19/2034 (P)		118,092	96,922
Swan, Series 2006-1E, Class A2
4.818%, 05/12/2037 (P)	AUD	1,323,293	1,313,574
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
5.878%, 11/07/2040 (P)		2,049,942	2,107,227
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.022%, 10/25/2043 (P)		$1,188,375	969,732
Torrens Trust, Series 2007-1, Class A
4.810%, 10/19/2038 (P)	AUD	1,878,624	1,857,099
Wachovia Bank Commercial
Mortgage Trust, Series 2006-C28,
Class A4
5.572%, 10/15/2048		$192,000	208,272
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class 2A1A,
0.524%, 04/25/2045 (P)		152,427	110,525
Series 2005-AR2, Class 2A1A,
0.604%, 01/25/2045 (P)		74,354	55,231
Series 2002-AR17, Class 1A,
1.408%, 11/25/2042 (P)		418,635	325,217
Series 2002-AR2, Class A,
2.468%, 02/27/2034 (P)		96,021	91,157
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.554%, 11/25/2045 (P)		284,825	202,221
Series 2006-AR19, Class 1A,
0.948%, 01/25/2047 (P)		790,734	388,326
Series 2006-AR9, Class 1A,
1.208%, 08/25/2046 (P)		551,025	307,000

The accompanying notes are an integral part of the financial statements.

35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
WaMu Mortgage Pass-Through
Certificates (continued)
Series 2003-AR9, Class 1A6,
2.460%, 09/25/2033 (P)		$692,481	$655,011
Series 2003-AR5, Class A7,
2.581%, 06/25/2033 (P)		143,559	136,887
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.148%, 07/25/2046 (P)		560,400	178,516
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR11,
Class 1A1
2.717%, 06/25/2035 (P)		2,724,561	2,639,505
			121,630,483
U.S. Government Agency - 1.06%
Federal Home Loan Mortgage Corp.
Series 2752, Class FM,
0.628%, 12/15/2030 (P)		50,488	50,484
Series T-62, Class 1A1,
1.399%, 10/25/2044 (P)		1,963,063	1,914,258
Federal National Mortgage Association
Series 2004-W2, Class 5AF,
0.644%, 03/25/2044 (P)		100,340	97,157
Series 2002-W8, Class F,
0.694%, 09/25/2032 (P)		28,241	28,113
Series 2010-136, Class FA,
0.794%, 12/25/2040 (P)		3,427,194	3,412,587
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034		3,877,515	4,646,852
			10,149,451
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $149,548,526)			$131,779,934

ASSET BACKED SECURITIES - 2.90%
Access Group, Series 2008-1, Class A
1.718%, 10/27/2025 (P)		1,742,674	1,750,122
Aegis Asset Backed Securities Trust,
Series 2005-4, Class 1A4
0.664%, 10/25/2035 (P)		3,100,000	2,369,166
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.874%, 07/25/2032 (P)		6,344	4,987
Amresco Residential Securities,
Series 1999-1, Class A
1.234%, 06/25/2029 (P)		27,650	21,777
Aquilae CLO PLC, Series 2006-1X,
Class A
2.057%, 01/17/2023 (P)	EUR	3,596,683	4,341,750
Bumper 2 SA, Series 2009-3, Class A
2.917%, 06/20/2022 (P)		164,137	212,626
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1l
0.704%, 05/10/2021 (S)		$2,100,000	1,908,211
Duane Street CLO, Series 2005-1A,
Class A2
0.688%, 11/08/2017 (S)		1,455,563	1,409,822
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.515%, 12/20/2027 (P)		24,468	16,990
First CLO, Ltd., Series 2004-2a1,
Class A2
0.854%, 12/14/2016 (P) (S)		251,041	243,334
Ford Auto Securitization Trust,
Series 2009-R1A, Class A2
4.817%, 10/15/2012 (S)	CAD	87,751	86,189
Globaldrive BV, Series 2011-AA, Class A
1.887%, 04/20/2019 (P) (S)	EUR	2,248,510	2,896,581
Grosvenor Place CLO BV
1.234%, 07/20/2021 (P)	GBP	1,581,556	2,272,137
1.829%, 07/20/2021 (P)	EUR	889,626	1,065,840
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.994%, 01/25/2032 (P)		$24,595	24,018
Gulf Stream Compass CLO, Ltd.,
Series 2003-1A, Class A
1.042%, 08/27/2015 (P) (S)		312,088	303,079
Home Equity Asset Trust, Series 2002-1,
Class A4
0.894%, 11/25/2032 (P)		1,283	899
Landmark CDO, Ltd., Series 2005-1A,
Class A1L
0.827%, 06/01/2017 (P) (S)		1,910,919	1,854,893
Magnolia Funding, Ltd., Series 2010-1A,
Class A
2.015%, 04/11/2021 (S)	EUR	1,673,071	1,989,424
Pacifica CDO, Ltd., Series 2004-4X,
Class A1l
0.807%, 02/15/2017 (P)		$1,526,790	1,484,285
Penta CLO SA, Series 2007-1X, Class A1
1.917%, 06/04/2024 (P)	EUR	968,307	1,129,388
Residential Asset Mortgage Products, Inc.,
Series 2002-RS3
0.854%, 06/25/2032 (P)		$13,177	10,387
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.794%, 07/25/2032 (P)		37,059	21,162
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.344%, 12/25/2036 (P)		155,841	63,859
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020		64,275	71,930
The Plymouth Rock CLO, Ltd.,
Series 2010-1A, Class A
1.961%, 02/16/2019 (P) (S)		1,758,481	1,740,276
United States Small Business
Administration, Series 2004-10A,
Class 1
4.120%, 03/10/2014		467,332	485,608
TOTAL ASSET BACKED SECURITIES (Cost $28,914,861)			$27,778,740

TERM LOANS (M) - 0.61%
Germany - 0.29%
Kabel Deutschland Holding AG
5.083%, 12/13/2016		2,200,000	2,829,880
United States - 0.32%
Springleaf Finance Funding Company
5.500%, 05/10/2017		$3,500,000	3,034,063
TOTAL TERM LOANS (Cost $6,387,588)			$5,863,943

PREFERRED SECURITIES - 0.22%
DG Funding Trust, 1.311% (S)		236	1,953,588

The accompanying notes are an integral part of the financial statements.

36

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
SLM Corp., 5.444%	9,800	$191,884
TOTAL PREFERRED SECURITIES (Cost $2,611,850)		$2,145,472

OPTIONS PURCHASED - 0.02%
Call Options - 0.00%
Over the Counter Purchased Call on the
USD vs JPY (Expiration Date:
01/05/2012; Strike Price: $93.00;
Counterparty: Morgan Stanley) (I)	$50,000,000	$50
		50
Put Options - 0.02%
Over the Counter USD Purchased Options
on 30 Year Interest Rate Swap. Receive
a fixed rate of 3.750% and pay a
floating rate based on 3-month LIBOR
(Expiration Date: 09/24/2012; Strike
Price: $3.75; Counterparty: Bank
of America) (I)	4,200,000	62,767
Over the Counter USD Purchased Options
on 30 Year Interest Rate Swap. Receive
a fixed rate of 3.750% and pay a
floating rate based on 3-month LIBOR
(Expiration Date: 09/24/2012; Strike
Price: $3.75; Counterparty:
Deutsche Bank) (I)	6,300,000	94,151
Over the Counter USD Purchased Options
on Federal National Mortgage
Association, 3.500%, TBA (Expiration
Date: 03/05/2012; Strike Price: $92.00;
Counterparty: Royal Bank
of Scotland) (I)	50,000,000	341
Over the Counter USD Purchased Options
on Federal National Mortgage
Association, 4.000%, TBA (Expiration
Date: 02/06/2012; Strike Price: $90.00;
Counterparty: Credit
Suisse International) (I)	137,000,000	1
Over the Counter USD Purchased Options
on Federal National Mortgage
Association, 4.500%, TBA (Expiration
Date: 03/05/2012; Strike Price: $97.00;
Counterparty: Royal Bank
of Scotland) (I)	63,000,000	1
		157,261
TOTAL OPTIONS PURCHASED (Cost $466,897)		$157,311

SHORT-TERM INVESTMENTS - 5.13%
U.S. Government - 1.67%
U.S. Treasury Bill
0.022%, 02/16/2012 (D) *	127,000	126,999
0.030%, 03/22/2012 (D) *	433,000	432,973
0.034%, 03/01/2012 (D) *	10,000	10,000
0.040%, 02/23/2012 (D) *	305,000	304,989
0.040%, 05/17/2012 (D) (F) *	5,900,000	5,899,102
0.042%, 06/21/2012 *	1,300,000	1,299,773
0.047%, 05/10/2012 (D) *	709,000	708,939
0.142%, 05/03/2012 *	417,000	416,937
0.183%, 06/28/2012 *	6,600,000	6,598,291
0.229%, 04/05/2012 (D) *	220,000	219,985
		16,017,988

Foreign Government - 1.76%
Japan Treasury Discount Bill 0.007%,
02/27/2012 *	JPY	1,300,000,000	$16,887,299
			16,887,299
Repurchase Agreement - 1.70%
Citigroup Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.070%
to be repurchased at $7,100,055 on
01/03/2012, collateralized by
$7,195,000 Federal National Mortgage
Association, 3.200% due 10/29/2020
(valued at $7,206,188,
including interest)		$7,100,000	7,100,000
JPMorgan Chase & Company Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.070% to be repurchased
at $9,200,072 on 01/03/2012,
collateralized by $9,375,000 Federal
National Mortgage Association, 0.870%
due 09/12/2014 (valued at $9,354,900,
including interest)		9,200,000	9,200,000
			16,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $49,200,942)			$49,205,287
Total Investments (Global Bond Trust)
(Cost $1,321,761,851) - 135.56%			$1,300,606,955
Other assets and liabilities, net - (35.56%)			(341,187,600)
TOTAL NET ASSETS - 100.00%			$959,419,355

High Yield Trust
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 3.01%
Argentina - 1.17%
Republic of Argentina
7.000%, 10/03/2015		$1,181,000	1,101,283
7.820%, 12/31/2033 (P)	EUR	421,146	332,492
8.750%, 06/02/2017		$1,176,830	1,106,220
12/15/2035 (I)	EUR	1,880,851	238,561
			2,778,556
Brazil - 0.58%
Federative Republic of Brazil
10.000%, 01/01/2014 to 01/01/2017	BRL	2,638,000	1,371,554
			1,371,554
Indonesia - 0.69%
Republic of Indonesia
10.250%, 07/15/2022 to 07/15/2027	IDR	6,593,000,000	942,816
11.000%, 09/15/2025		4,629,000,000	708,027
			1,650,843
Venezuela - 0.57%
Republic of Venezuela
Zero Coupon 04/15/2020 (Z)		$346,000	94,285
5.750%, 02/26/2016		1,621,000	1,268,433
			1,362,718
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $7,185,554)			$7,163,671

The accompanying notes are an integral part of the financial statements.

37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 74.15%
Consumer Discretionary - 16.79%
Adelphia Communications Corp.,
Escrow Certificates
7.750%, 01/15/2049 (I)	$3,000,000	$9,000
9.875%, 03/01/2049 (I)	2,050,000	6,150
10.250%, 11/01/2049 (I)	1,025,000	3,075
Allison Transmission, Inc.
11.000%, 11/01/2015 (S)	257,000	271,135
AMC Entertainment, Inc.
8.750%, 06/01/2019	110,000	113,850
American Greetings Corp.
7.375%, 12/01/2021	150,000	151,875
Bankrate, Inc. 11.750%, 07/15/2015	1,823,000	2,080,499
Caesars Entertainment Operating
Company, Inc. 11.250%, 06/01/2017	1,000,000	1,061,250
CCO Holdings LLC
6.500%, 04/30/2021	190,000	192,375
7.375%, 06/01/2020	870,000	917,850
8.125%, 04/30/2020	610,000	667,950
CityCenter Holdings LLC
7.625%, 01/15/2016 (S)	140,000	143,500
CityCenter Holdings LLC, PIK
10.750%, 01/15/2017 (S)	1,135,032	1,170,502
CSC Holdings LLC
6.750%, 11/15/2021 (S)	490,000	515,725
DAE Aviation Holdings, Inc.
11.250%, 08/01/2015 (S)	800,000	832,000
DISH DBS Corp.
6.750%, 06/01/2021	10,000	10,775
7.875%, 09/01/2019	250,000	282,500
Downstream Development Authority of the
Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)	640,000	604,800
Edcon Proprietary, Ltd.
9.500%, 03/01/2018 (S)	1,110,000	865,800
El Pollo Loco, Inc.
17.000%, 01/01/2018 (S)	1,090,000	926,500
Empire Today LLC
11.375%, 02/01/2017 (S)	370,000	345,025
Entercom Radio LLC
10.500%, 12/01/2019 (S)	180,000	180,000
Fiesta Restaurant Group
8.875%, 08/15/2016 (S)	370,000	371,850
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)	3,620,000	2,263
Ford Motor Credit Company LLC
5.875%, 08/02/2021	960,000	1,000,154
12.000%, 05/15/2015	500,000	612,583
General Motors Company,
Escrow Certificates
7.200%, 01/15/2049 (I)	1,520,000	19,000
8.375%, 07/15/2049 (I)	2,005,000	25,063
General Motors Financial Company, Inc.
6.750%, 06/01/2018 (S)	630,000	642,600
Good Sam Enterprises LLC
11.500%, 12/01/2016	740,000	725,200
Gymboree Corp. 9.125%, 12/01/2018	1,120,000	980,000
Harrah’s Operating Company, Inc.
10.000%, 12/15/2015	390,000	300,300
HOA Restaurant Group
11.250%, 04/01/2017 (S)	600,000	559,500
Inn of The Mountain Gods Resort &
Casino 8.750%, 11/30/2020 (S)	3,034,000	2,927,810
Jaguar Holding Company II
9.500%, 12/01/2019 (S)	270,000	283,500
Landry’s Acquisition Company
11.625%, 12/01/2015	20,000	21,050
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)	1,500,000	1,470,000
Landry’s Restaurants, Inc.
11.625%, 12/01/2015	100,000	105,250
LBI Media, Inc. 9.250%, 04/15/2019 (S)	850,000	757,563
MGM Resorts International
6.625%, 07/15/2015	70,000	66,500
10.375%, 05/15/2014	420,000	479,850
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014	690,000	326,025
8.000%, 04/01/2012	2,600,000	1,742,000
NCL Corp., Ltd.
9.500%, 11/15/2018	780,000	813,150
11.750%, 11/15/2016	1,670,000	1,920,500
NetFlix, Inc. 8.500%, 11/15/2017	672,000	693,840
Nielsen Finance LLC
7.750%, 10/15/2018	520,000	561,600
11.500%, 05/01/2016	560,000	641,200
Oxford Industries, Inc.
11.375%, 07/15/2015	985,000	1,078,575
Pinnacle Entertainment, Inc.
7.500%, 06/15/2015	150,000	148,500
8.750%, 05/15/2020	10,000	9,800
QVC, Inc.
7.375%, 10/15/2020 (S)	755,000	805,963
7.500%, 10/01/2019 (S)	750,000	804,375
Sally Holdings LLC
6.875%, 11/15/2019 (S)	560,000	585,200
Service Corp. International
7.500%, 04/01/2027	620,000	595,200
Seven Seas Cruises S de RL LLC
9.125%, 05/15/2019 (S)	780,000	797,550
Shea Homes LP 8.625%, 05/15/2019 (S)	510,000	476,850
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	1,550,000	1,290,375
Snoqualmie Entertainment Authority
4.179%, 02/01/2014 (P)(S)	240,000	213,000
9.125%, 02/01/2015 (S)	585,000	564,525
Sotheby’s 7.750%, 06/15/2015	790,000	836,413
Spencer Spirit Holdings, Inc.
11.000%, 05/01/2017 (S)	460,000	450,800
Standard Pacific Corp. 8.375%, 01/15/2021	90,000	84,713
Station Casinos, Inc.
6.500%, 02/01/2014 (H)	2,340,000	0
6.625%, 03/15/2018 (H)	2,257,000	0
Stewart Enterprises, Inc.
6.500%, 04/15/2019	220,000	221,100
Stonemor Operating LLC
10.250%, 12/01/2017	30,000	27,975
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)	3,162,000	0
The Goodyear Tire & Rubber Company
10.500%, 05/15/2016	130,000	143,325
The Neiman Marcus Group, Inc.
7.125%, 06/01/2028	994,000	909,510
Univision Communications, Inc.
6.875%, 05/15/2019 (S)	390,000	376,350
7.875%, 11/01/2020 (S)	120,000	121,800
		39,942,386
Consumer Staples - 2.83%
Alliance One International, Inc.
10.000%, 07/15/2016	1,480,000	1,332,000

The accompanying notes are an integral part of the financial statements.

38

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Del Monte Corp. 7.625%, 02/15/2019	$796,000	$764,160
Harmony Foods Corp.
10.000%, 05/01/2016 (S)	330,000	331,650
Hypermarcas SA 6.500%, 04/20/2021 (S)	1,350,000	1,198,125
NES Rentals Holdings, Inc.
12.250%, 04/15/2015 (S)	1,040,000	878,800
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,190,000	2,217,375
		6,722,110
Energy - 14.03%
Adaro Indonesia PT
7.625%, 10/22/2019 (S)	730,000	792,999
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	1,460,000	1,284,800
Berry Petroleum Company
10.250%, 06/01/2014	997,000	1,127,856
Calumet Specialty Products Partners LP
9.375%, 05/01/2019 (S)	620,000	600,600
Chesapeake Energy Corp.
6.625%, 08/15/2020	180,000	193,050
Chesapeake Oilfield Operating LLC
6.625%, 11/15/2019 (S)	700,000	728,000
Cie Generale de Geophysique-Veritas
7.750%, 05/15/2017	120,000	121,500
9.500%, 05/15/2016	490,000	529,200
Coffeyville Resources LLC
9.000%, 04/01/2015 (S)	540,000	572,400
Concho Resources, Inc.
7.000%, 01/15/2021	200,000	214,750
Corral Petroleum Holdings AB, PIK
15.000%, 12/31/2017 (S)	1,901,282	1,470,457
Energy Future Intermediate
Holding Company LLC
9.750%, 10/15/2019	213,000	213,000
10.000%, 12/01/2020	2,443,000	2,577,365
Energy Transfer Equity LP
7.500%, 10/15/2020	750,000	819,375
Enterprise Products Operating LLC
(7.034% to 01/15/2018, then higher of
7.034% or 3 month
LIBOR + 2.680%) 01/15/2068	1,195,000	1,242,800
Exco Resources, Inc. 7.500%, 09/15/2018	1,410,000	1,332,450
First Wind Capital LLC
10.250%, 06/01/2018 (S)	620,000	609,150
Hercules Offshore, Inc.
10.500%, 10/15/2017 (S)	2,065,000	2,008,213
Key Energy Services, Inc.
6.750%, 03/01/2021	490,000	490,000
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019 (S)	640,000	663,200
MarkWest Energy Partners LP
6.500%, 08/15/2021	810,000	843,413
6.750%, 11/01/2020	440,000	460,900
MEG Energy Corp.
6.500%, 03/15/2021 (S)	450,000	460,125
Milagro Oil & Gas 10.500%, 05/15/2016	810,000	567,000
Offshore Group Investments, Ltd.
11.500%, 08/01/2015	1,530,000	1,654,313
Oil States International, Inc.
6.500%, 06/01/2019	560,000	572,600
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	1,560,000	957,450
Pan American Energy LLC
7.875%, 05/07/2021	1,290,000	1,296,450
Peabody Energy Corp.
6.000%, 11/15/2018 (S)		110,000	112,200
7.875%, 11/01/2026		350,000	375,375
Petrobras International Finance Company
6.750%, 01/27/2041		80,000	91,767
Petroleum Geo-Services ASA
7.375%, 12/15/2018 (S)		360,000	367,200
Petroplus Finance, Ltd.
6.750%, 05/01/2014 (S)		710,000	422,450
Pioneer Drilling Company
9.875%, 03/15/2018 (S)		450,000	470,250
Plains Exploration & Production Company
6.750%, 02/01/2022		560,000	586,600
Quicksilver Resources, Inc.
11.750%, 01/01/2016		1,780,000	2,020,300
Regency Energy Partners LP
6.500%, 07/15/2021		160,000	166,400
6.875%, 12/01/2018		500,000	531,250
SandRidge Energy, Inc.
7.500%, 03/15/2021		270,000	267,975
SESI LLC 7.125%, 12/15/2021 (S)		1,080,000	1,134,000
Teekay Corp. 8.500%, 01/15/2020		400,000	385,000
Unit Corp. 6.625%, 05/15/2021		540,000	540,000
Whiting Petroleum Corp.
6.500%, 10/01/2018		250,000	261,250
WPX Energy, Inc. 6.000%, 01/15/2022 (S)		440,000	450,450
Xinergy Corp. 9.250%, 05/15/2019 (S)		920,000	777,400
			33,363,283
Financials - 4.13%
Ashton Woods USA LLC (Zero Coupon
steps up to 11.000% on
06/30/2012) 06/30/2015 (S)(Z)		333,400	253,384
Bank of America Corp.
6.500%, 08/01/2016		3,990,000	4,018,995
CIT Group, Inc. 7.000%, 05/01/2017		120,000	120,000
Credit Agricole SA (8.375% to
10/13/2019, then 3 month
LIBOR + 6.982%) 10/13/2019 (Q)(S)		460,000	345,000
GMAC International Finance BV
7.500%, 04/21/2015	EUR	530,000	648,225
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month
LIBOR + 2.280%) 04/30/2022 (S)		$334,000	290,580
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month
LIBOR + 2.280%) 04/30/2022		277,000	238,220
International Lease Finance Corp.
8.625%, 01/15/2022		1,440,000	1,456,230
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%) 06/30/2019 (Q)(S)		1,070,000	1,251,900
Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%) 09/30/2031 (Q)		440,000	299,750
SLM Corp. 8.000%, 03/25/2020		160,000	161,600
UPCB Finance III, Ltd.
6.625%, 07/01/2020 (S)		750,000	738,750
			9,822,634
Health Care - 4.68%
Acadia Healthcare Company, Inc.
12.875%, 11/01/2018 (S)		430,000	425,700
American Renal Associates Holdings, Inc.
9.750%, 03/01/2016		320,267	325,872

The accompanying notes are an integral part of the financial statements.

39

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
American Renal Holdings Company, Inc.
8.375%, 05/15/2018		$230,000	$241,500
AMERIGROUP Corp. 7.500%, 11/15/2019		100,000	103,000
Biomet, Inc., PIK 10.375%, 10/15/2017		1,510,000	1,634,575
Community Health Systems, Inc.
8.000%, 11/15/2019 (S)		1,150,000	1,161,500
CRC Health Corp. 10.750%, 02/01/2016		2,020,000	1,919,000
ExamWorks Group, Inc.
9.000%, 07/15/2019 (S)		470,000	425,350
Fresenius Medical Care US Finance, Inc.
6.500%, 09/15/2018 (S)		420,000	439,950
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)		655,000	734,419
Grifols, Inc. 8.250%, 02/01/2018		180,000	189,000
HCA, Inc. 8.500%, 04/15/2019		700,000	766,500
INC Research LLC
11.500%, 07/15/2019 (S)		350,000	313,250
InVentiv Health, Inc.
10.000%, 08/15/2018 (S)		690,000	631,350
Tenet Healthcare Corp.
6.250%, 11/01/2018 (S)		560,000	569,800
6.875%, 11/15/2031		230,000	188,600
10.000%, 05/01/2018		750,000	856,875
Vanguard Health Holding Company II LLC
8.000%, 02/01/2018		210,000	208,425
			11,134,666
Industrials - 11.50%
American Airlines 2011-1 Class B Pass
Through Trust 7.000%, 01/31/2018 (S)		437,095	389,015
American Reprographics Company
10.500%, 12/15/2016		830,000	738,700
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	EUR	290,000	367,826
9.125%, 10/15/2020 (S)		$220,000	217,800
Avis Budget Car Rental LLC
9.750%, 03/15/2020		450,000	462,375
Building Materials Corp. of America
6.875%, 08/15/2018 (S)		220,000	231,000
CMA CGM SA 8.500%, 04/15/2017 (S)		1,330,000	588,525
Continental Airlines 2001-1 Class B Pass
Through Trust 7.373%, 12/15/2015		199,443	194,697
Continental Airlines 2007-1 Class C Pass
Through Trust 7.339%, 04/19/2014		1,766,938	1,722,765
Delta Air Lines 2007-1 Class A Pass
Through Trust 6.821%, 08/10/2022		771,467	805,180
Delta Air Lines 2009-1 Series B Pass
Through Trust 9.750%, 12/17/2016		553,423	575,560
Dematic SA 8.750%, 05/01/2016 (S)		1,130,000	1,115,875
Ducommun, Inc. 9.750%, 07/15/2018 (S)		450,000	456,750
FGI Operating Company, Inc.
10.250%, 08/01/2015		416,000	440,960
Florida East Coast Holdings Corp., PIK
10.500%, 08/01/2017		1,874,375	1,466,698
Florida East Coast Railway Corp.
8.125%, 02/01/2017		80,000	79,000
H&E Equipment Services, Inc.
8.375%, 07/15/2016		490,000	501,025
Hapag-Lloyd AG 9.750%, 10/15/2017 (S)		1,210,000	889,350
Hertz Holdings Netherlands BV
8.500%, 07/31/2015 (S)	EUR	360,000	478,743
Horizon Lines LLC
11.000%, 10/15/2016 (S)		$475,000	458,375
Horizon Lines LLC, PIK
13.000%, 10/15/2016 (S)		630,000	585,900
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018 (S)		350,000	343,000
7.125%, 03/15/2021 (S)		180,000	176,400
International Lease Finance Corp.
5.750%, 05/15/2016		980,000	909,162
8.250%, 12/15/2020		1,940,000	1,959,400
JM Huber Corp. 9.875%, 11/01/2019 (S)		410,000	430,500
Kansas City Southern de Mexico SA
de CV 8.000%, 02/01/2018		90,000	98,550
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017		1,180,000	1,209,500
Navios Maritime Acquisition Corp.
8.625%, 11/01/2017		1,550,000	1,123,750
Navios Maritime Holdings, Inc.
8.125%, 02/15/2019		420,000	312,900
RailAmerica, Inc. 9.250%, 07/01/2017		2,456,000	2,683,180
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		932,000	929,670
RSC Equipment Rental Inc.
10.000%, 07/15/2017 (S)		1,160,000	1,351,400
Syncreon Global Ireland Ltd.
9.500%, 05/01/2018 (S)		1,560,000	1,439,100
Triumph Group, Inc. 8.625%, 07/15/2018		500,000	547,500
Wyle Services Corp.
10.500%, 04/01/2018 (S)		1,065,000	1,065,000
			27,345,131
Information Technology - 1.38%
CDW LLC 11.000%, 10/12/2015		310,000	325,500
EH Holding Corp. 6.500%, 06/15/2019 (S)		300,000	312,750
First Data Corp.
7.375%, 06/15/2019 (S)		460,000	432,400
12.625%, 01/15/2021		1,290,000	1,122,300
First Data Corp., PIK 10.550%, 09/24/2015		11,837	11,290
NXP BV 9.750%, 08/01/2018 (S)		1,000,000	1,090,000
			3,294,240
Materials - 6.91%
Appleton Papers, Inc. 11.250%, 12/15/2015		1,375,000	1,237,500
ARD Finance SA, PIK
11.125%, 06/01/2018 (S)		264,910	226,498
Berry Plastics Corp. 9.750%, 01/15/2021		250,000	249,375
Building Materials Corp. of America
6.750%, 05/01/2021 (S)		1,060,000	1,113,000
Evraz Group SA
6.750%, 04/27/2018 (S)		1,200,000	1,068,000
9.500%, 04/24/2018		100,000	101,875
FMG Resources August 2006 Pty, Ltd.
7.000%, 11/01/2015 (S)		160,000	161,600
8.250%, 11/01/2019 (S)		1,490,000	1,516,075
Georgia Gulf Corp.
9.000%, 01/15/2017 (S)		800,000	846,000
Ineos Finance PLC 9.000%, 05/15/2015 (S)		320,000	324,800
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	553,000	633,413
Lyondell Chemical Company
11.000%, 05/01/2018		$343,812	375,615
LyondellBasell Industries NV
6.000%, 11/15/2021 (S)		880,000	913,000
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)		2,340,000	1,708,200
Mirabela Nickel, Ltd.
8.750%, 04/15/2018 (S)		610,000	547,475
Novelis, Inc. 8.750%, 12/15/2020		1,040,000	1,115,400
PE Paper Escrow GmbH
12.000%, 08/01/2014 (S)		380,000	404,700

The accompanying notes are an integral part of the financial statements.

40

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Ryerson Holding Corp. Zero
Coupon 02/01/2015 (Z)		$3,550,000	$1,579,750
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)		90,000	77,175
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018		810,000	720,900
Vedanta Resources PLC
6.750%, 06/07/2016 (S)		710,000	603,500
8.750%, 01/15/2014 (S)		570,000	552,900
Verso Paper Holdings LLC
8.750%, 02/01/2019		440,000	268,400
11.500%, 07/01/2014		95,000	96,900
			16,442,051
Telecommunication Services - 8.60%
Axtel SAB de CV
7.625%, 02/01/2017 (S)		1,160,000	823,600
9.000%, 09/22/2019		98,000	73,010
Cengage Learning Acquisitions, Inc.
10.500%, 01/15/2015 (S)		960,000	688,800
13.250%, 07/15/2015 (S)		400,000	257,000
Cincinnati Bell Telephone Company LLC
6.300%, 12/01/2028		810,000	615,600
Cogent Communications Group, Inc.
8.375%, 02/15/2018 (S)		850,000	871,250
Cricket Communications, Inc.
7.750%, 05/15/2016		940,000	970,550
Inmarsat Finance PLC
7.375%, 12/01/2017 (S)		570,000	595,650
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 (S)		270,000	274,050
8.500%, 11/01/2019		100,000	106,000
MetroPCS Wireless, Inc.
7.875%, 09/01/2018		730,000	740,038
Primus Telecommunications Holding, Inc.
10.000%, 04/15/2017 (S)		135,870	131,454
Satmex Escrow SA de CV
9.500%, 05/15/2017		570,000	581,400
Sprint Capital Corp.
6.875%, 11/15/2028		1,170,000	835,088
8.750%, 03/15/2032		3,005,000	2,430,294
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)		340,000	357,000
Sunrise Communications Holdings SA
8.500%, 12/31/2018 (S)	EUR	125,000	163,399
Syniverse Holdings, Inc.
9.125%, 01/15/2019		$310,000	327,050
TW Telecom Holdings, Inc.
8.000%, 03/01/2018		1,500,000	1,597,500
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)		290,000	293,625
Vimpel Communications
8.250%, 05/23/2016		1,247,000	1,240,765
VimpelCom Holdings BV
7.504%, 03/01/2022 (S)		460,000	386,400
West Corp.
7.875%, 01/15/2019		980,000	972,650
8.625%, 10/01/2018		890,000	898,900
11.000%, 10/15/2016		770,000	810,425
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		300,000	273,000
Wind Acquisition Holdings Finance SA,
PIK 12.250%, 07/15/2017 (S)		2,408,759	1,764,416
Windstream Corp.
7.500%, 06/01/2022 (S)		800,000	798,000
7.500%, 04/01/2023	590,000	582,625
		20,459,539
Utilities - 3.30%
AES Ironwood LLC 8.857%, 11/30/2025	725,397	732,651
Atlantic Power Corp.
9.000%, 11/15/2018 (S)	580,000	581,450
Calpine Corp. 7.875%, 01/15/2023 (S)	850,000	913,750
Foresight Energy LLC
9.625%, 08/15/2017 (S)	890,000	912,250
GenOn REMA LLC
9.237%, 07/02/2017	217,897	213,539
9.681%, 07/02/2026	100,000	99,250
Mirant Americas Generation LLC
9.125%, 05/01/2031	1,030,000	932,150
Mirant Mid Atlantic LLC
10.060%, 12/30/2028	2,552,651	2,641,994
Suburban Propane Partners LP
7.375%, 03/15/2020	599,000	622,960
The AES Corp. 7.750%, 10/15/2015	190,000	206,625
		7,856,619
TOTAL CORPORATE BONDS (Cost $193,160,551)		$176,382,659

CAPITAL PREFERRED SECURITIES - 1.35%
Financials - 1.35%
ING Capital Funding Trust III
4.179%, 03/30/2012 (P)(Q)	220,000	173,059
Metlife Capital Trust IV
7.875%, 12/15/2037 (S)	290,000	300,875
Santander Finance Preferred SA
Unipersonal (10.500% until 09/29/2014,
then 3 month LIBOR + 7.673%)
09/29/2014 (Q)	2,490,000	2,441,062
The Dai-Ichi Life Insurance Company, Ltd.
(7.250% to 07/25/2021, then 3 month
LIBOR + 4.560%)
07/25/2021 (Q)(S)	300,000	301,888
		3,216,884
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,515,153)		$3,216,884

CONVERTIBLE BONDS - 1.14%
Financials - 0.66%
Realogy Corp.
11.000%, 04/15/2018 (S)	2,690,000	1,560,200
Industrials - 0.33%
Horizon Lines, Inc.
6.000%, 04/15/2017	1,268,484	787,140
Materials - 0.15%
Hercules, Inc.
6.500%, 06/30/2029	460,000	367,138
TOTAL CONVERTIBLE BONDS (Cost $3,602,087)		$2,714,478

TERM LOANS (M) - 2.74%
Consumer Discretionary - 0.41%
BCBG Max Azria Group, Inc.
9.800%, 05/19/2015	758,100	703,138
El Pollo Loco Inc.
9.250%, 07/14/2017	298,500	268,650
		971,788

The accompanying notes are an integral part of the financial statements.

41

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Financials - 0.42%
Realogy Corp. 13.500%, 10/15/2017	$1,000,000	$998,750
Simmons Holdco, Inc.
6.250%, 02/15/2012 (H)	3,958,740	0
		998,750
Health Care - 0.13%
Immucor, Inc.
7.250%, 08/17/2018	309,225	310,642
Industrials - 0.07%
Trico Shipping AS
10.000%, 05/13/2014	176,630	175,747
Information Technology - 0.20%
SRA International, Inc.
6.500%, 07/20/2018	502,171	469,530
Telecommunication Services - 1.51%
Vodafone Group PLC
6.250%, 07/11/2016	880,000	877,800
6.875%, 08/11/2015	2,718,628	2,705,035
		3,582,835
TOTAL TERM LOANS (Cost $10,503,796)		$6,509,292

COMMON STOCKS - 3.73%
Consumer Discretionary - 1.95%
Canadian Satellite Radio Holdings, Inc.	389,667	$1,185,735
Charter Communications, Inc., Class A (I)	58,972	3,357,866
Cumulus Media, Inc., Class A (I)	3,018	10,080
General Motors Company (I)	469	9,507
PB Investors II LLC (I)	127,401	1
Tropicana Entertainment LLC	7,500	33,750
Vertis Holdings, Inc.	69,391	37,471
		4,634,410
Energy - 0.01%
SemGroup Corp., Class A (I)	645	16,809
Financials - 0.63%
KCAD Holdings I, Ltd. (I)	141,168,822	1,496,390
Industrials - 0.69%
DeepOcean Group Holdings AS	83,286	1,332,576
Delta Air Lines, Inc. (I)	1,260	10,193
Horizon Lines Inc (I)	9,060	39,411
Nortek, Inc. (I)	10,171	266,073
		1,648,253
Materials - 0.44%
LyondellBasell Industries NV, Class A	32,672	1,061,513
Telecommunication Services - 0.01%
Maxcom Telecomunicaciones SAB
de CV ADR (I)	13,302	23,279
Viatel Holdings Bermuda, Ltd. (I)	38	10
XO Holdings, Inc. (I)	5,320	0
		23,289
TOTAL COMMON STOCKS (Cost $10,024,951)		$8,880,664

PREFERRED SECURITIES - 2.04%
Consumer Discretionary - 0.02%
Tropicana Las Vegas Hotel &
Casino, Inc., Class A	1,270	22,860
Tropicana Las Vegas Resort & Casino LLC	840	15,120
		37,980
Financials - 2.02%
Citigroup Capital XII (8.500% to
03/30/2015, then
3 month LIBOR + 5.870%)	58,275	1,466,189
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	31,275	815,027
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	130,600	2,525,804
		4,807,020
TOTAL PREFERRED SECURITIES (Cost $5,671,857)		$4,845,000

WARRANTS - 0.40%
Buffets Restaurants Holdings, Inc.
(Expiration Date: 04/28/2014; Strike
Price: $12.00) (I)	6,339	$0
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $51.28) (I)	6,978	99,157
CMP Susquehanna Radio Holdings Corp.
(Expiration Date: 03/26/2019; Strike
Price: $0.01) (I)	58,949	390,450
General Motors Company (Expiration
Date: 07/10/2016; Strike
Price: $10.00) (I)	13,061	153,206
General Motors Company (Expiration
Date: 07/10/2019; Strike
Price: $18.33) (I)	13,061	102,137
Nortek, Inc. (Expiration Date: 12/17/2014;
Strike Price: $52.80) (I)	14,700	18,375
SemGroup Corp., Class A (Expiration
Date: 11/30/2014; Strike
Price $25.00) (I)	35,326	193,586
TOTAL WARRANTS (Cost $1,227,917)		$956,911

SHORT-TERM INVESTMENTS - 5.11%
Repurchase Agreement - 5.04%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.005%
to be repurchased at $12,000,007 on
01/03/2011, collateralized by
$12,120,000 U.S. Treasury Notes,
0.625% due 07/15/2014 (valued at
$12,240,000, including interest)	$12,000,000	$12,000,000
U.S. Government & Agency
Obligations - 0.07%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.0433%, 01/18/2012 *	$8,000	8,000
Federal Home Loan Mortgage Corp.
Discount Notes, 0.1165%, 01/10/2012 *	147,000	146,996
		154,996
TOTAL SHORT-TERM INVESTMENTS (Cost $12,154,996)		$12,154,996
Total Investments (High Yield Trust)
(Cost $247,046,862) - 93.67%		$222,824,555
Other assets and liabilities, net - 6.33%		15,063,371
TOTAL NET ASSETS - 100.00%		$237,887,926

The accompanying notes are an integral part of the financial statements.

42

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 44.59%
Consumer Discretionary - 6.31%
Academy, Ltd.
9.250%, 08/01/2019 (S)	$400,000	$395,000
Cablevision Systems Corp.
7.750%, 04/15/2018	2,000,000	2,120,000
8.000%, 04/15/2020	2,000,000	2,145,000
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017	450,000	477,563
CCH II LLC
13.500%, 11/30/2016	4,766,957	5,505,835
CCO Holdings LLC
6.500%, 04/30/2021	1,000,000	1,012,500
Cequel Communications Holdings I LLC
8.625%, 11/15/2017 (S)	1,000,000	1,060,000
CityCenter Holdings LLC
7.625%, 01/15/2016 (S)	700,000	717,500
CityCenter Holdings LLC, PIK
10.750%, 01/15/2017 (S)	1,266,700	1,306,284
Clear Channel Communications, Inc.
9.000%, 03/01/2021	1,000,000	842,500
Clear Channel Worldwide Holdings, Inc.,
Series B
9.250%, 12/15/2017	800,000	864,000
CSC Holdings LLC
6.750%, 11/15/2021 (S)	3,000,000	3,157,500
Ford Motor Credit Company LLC
12.000%, 05/15/2015	1,300,000	1,592,715
General Motors Company, Escrow
Certificates
(I)	85,000	21,182
KB Home
5.750%, 02/01/2014	700,000	672,000
MGM Resorts International
10.000%, 11/01/2016	1,500,000	1,575,000
SuperMedia, Inc., Escrow Certificates
12/01/2020 (I)	651,025	0
The Hertz Corp.
8.875%, 01/01/2014	371,000	372,855
Visant Corp.
10.000%, 10/01/2017	1,900,000	1,738,500
		25,575,934
Consumer Staples - 1.48%
Ceridian Corp.
11.250%, 11/15/2015	2,500,000	1,950,000
Dean Foods Company
9.750%, 12/15/2018	1,000,000	1,065,000
JBS USA LLC
11.625%, 05/01/2014	1,000,000	1,133,750
Reynolds Group Issuer, Inc.
7.875%, 08/15/2019 (S)	300,000	313,500
9.875%, 08/15/2019 (S)	200,000	194,000
SUPERVALU, Inc.
8.000%, 05/01/2016	1,300,000	1,342,250
		5,998,500
Energy - 6.92%
Antero Resources Finance Corp.
7.250%, 08/01/2019 (S)	300,000	307,500
9.375%, 12/01/2017	750,000	810,000
ATP Oil & Gas Corp.
11.875%, 05/01/2015	1,400,000	920,500
Chesapeake Energy Corp.
6.875%, 08/15/2018 to 11/15/2020	1,900,000	2,033,000
7.250%, 12/15/2018	2,000,000	2,210,000
9.500%, 02/15/2015		1,400,000	1,603,000
Consol Energy, Inc.
8.250%, 04/01/2020		1,400,000	1,547,000
El Paso Corp.
7.750%, 01/15/2032		300,000	346,500
Energy Transfer Equity LP
7.500%, 10/15/2020		900,000	983,250
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017		1,000,000	1,085,000
Expro Finance Luxembourg SCA
8.500%, 12/15/2016 (S)		1,000,000	880,000
Green Field Energy Services, Inc.
13.000%, 11/15/2016 (S)		500,000	485,000
Linn Energy LLC
8.625%, 04/15/2020		1,700,000	1,844,500
Peabody Energy Corp.
6.250%, 11/15/2021 (S)		1,000,000	1,035,000
Petroplus Finance, Ltd.
6.750%, 05/01/2014 (S)		800,000	476,000
7.000%, 05/01/2017 (S)		500,000	247,500
Sabine Pass LNG LP
7.250%, 11/30/2013		1,000,000	1,010,000
7.500%, 11/30/2016		800,000	804,000
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)		3,000,000	3,030,000
9.875%, 05/15/2016 (S)		1,200,000	1,284,000
SESI LLC
6.875%, 06/01/2014		1,000,000	1,005,000
W&T Offshore, Inc.
8.500%, 06/15/2019 (S)		1,200,000	1,242,000
Western Refining, Inc.
11.250%, 06/15/2017 (S)		2,500,000	2,843,750
			28,032,500
Financials - 9.05%
Bank of America Corp., (8.125% to
05/15/2018, then 3 month
LIBOR + 3.640%),
05/15/2018		1,500,000	1,346,250
Boparan Finance PLC
9.750%, 04/30/2018 (S)	EUR	700,000	729,310
Boparan Holdings, Ltd.
9.875%, 04/30/2018 (S)	GBP	750,000	931,800
CIT Group, Inc.
7.000%, 05/04/2015 to 05/02/2017 (S)		$17,200,000	17,194,000
Deutsche Bank AG/London
8.500%, 06/08/2012 (S)		40,000	916,520
Host Hotels & Resorts LP
9.000%, 05/15/2017		500,000	543,750
iStar Financial, Inc.
8.625%, 06/01/2013		2,750,000	2,543,750
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)		7,500,000	7,985,175
M&T Bank Corp.
6.875%, 06/15/2016 (Q)(S)		1,500,000	1,470,000
UBS AG
8.000%, 09/14/2012 (S)		5,000,000	3,007,615
			36,668,170
Health Care - 5.16%
Community Health Systems, Inc.
8.875%, 07/15/2015		2,108,000	2,176,510

The accompanying notes are an integral part of the financial statements.

43

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Grifols, Inc.
8.250%, 02/01/2018	$600,000	$630,000
HCA, Inc.
6.500%, 02/15/2016 to 02/15/2020	3,500,000	3,581,750
7.500%, 02/15/2022	1,200,000	1,227,000
8.000%, 10/01/2018	3,000,000	3,172,500
Health Management Associates, Inc.
7.375%, 01/15/2020 (S)	600,000	624,000
Kinetic Concepts, Inc.
10.500%, 11/01/2018 (S)	500,000	490,000
Mylan, Inc.
6.000%, 11/15/2018 (S)	700,000	720,125
Tenet Healthcare Corp.
8.000%, 08/01/2020	400,000	400,500
9.250%, 02/01/2015	3,500,000	3,679,375
10.000%, 05/01/2018	3,250,000	3,713,125
Vanguard Health Holding Company II LLC
7.750%, 02/01/2019	500,000	480,000
Vanguard Health Systems, Inc.
- 02/01/2016 (Z)	17,000	10,625
		20,905,510
Industrials - 3.18%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)	1,200,000	1,200,000
American Airlines, Inc.
7.500%, 03/15/2016 (H)(S)	2,500,000	1,787,500
CEVA Group PLC
8.375%, 12/01/2017 (S)	1,000,000	937,500
11.500%, 04/01/2018 (S)	2,200,000	1,985,500
RBS Global, Inc.
8.500%, 05/01/2018	1,200,000	1,272,000
11.750%, 08/01/2016	1,000,000	1,050,000
Terex Corp.
8.000%, 11/15/2017	3,000,000	2,940,000
The Manitowoc Company, Inc.
9.500%, 02/15/2018	800,000	852,000
United Rentals North America, Inc.
8.375%, 09/15/2020	900,000	877,500
		12,902,000
Information Technology - 5.33%
CDW LLC
8.500%, 04/01/2019	2,500,000	2,518,750
12.535%, 10/12/2017	750,000	753,750
First Data Corp.
8.250%, 01/15/2021 (S)	2,500,000	2,237,500
9.875%, 09/24/2015	199,000	187,060
11.250%, 03/31/2016	1,400,000	1,162,000
12.625%, 01/15/2021	3,050,000	2,653,500
First Data Corp., PIK
8.750%, 01/15/2022 (S)	1,504,000	1,293,440
10.550%, 09/24/2015	1,000,000	953,750
Freescale Semiconductor, Inc.
8.050%, 02/01/2020	1,800,000	1,692,000
10.125%, 12/15/2016	3,250,000	3,420,625
10.750%, 08/01/2020	1,676,000	1,747,230
Sterling Merger, Inc.
11.000%, 10/01/2019 (S)	300,000	292,500
SunGard Data Systems, Inc.
10.625%, 05/15/2015	2,500,000	2,662,500
		21,574,605
Materials - 2.13%
Berry Plastics Corp.
9.750%, 01/15/2021	700,000	698,250
Cemex SAB de CV
9.000%, 01/11/2018 (S)		3,000,000	2,392,500
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (S)		1,000,000	957,500
7.000%, 11/01/2015 (S)		500,000	505,000
Ineos Group Holdings PLC
7.875%, 02/15/2016 (S)	EUR	1,650,000	1,580,280
Kinove German Bondco GmbH
10.000%, 06/15/2018 (S)		1,500,000	1,727,824
Sealed Air Corp.
8.125%, 09/15/2019 (S)		$500,000	547,500
8.375%, 09/15/2021 (S)		200,000	221,000
			8,629,854
Telecommunication Services - 2.02%
Cricket Communications, Inc.
7.750%, 10/15/2020		2,300,000	2,012,500
Frontier Communications Corp.
8.500%, 04/15/2020		500,000	511,875
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)		3,000,000	3,150,000
11.500%, 11/15/2021 (S)		1,500,000	1,485,000
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)		1,000,000	1,012,500
			8,171,875
Utilities - 3.01%
Calpine Corp.
7.500%, 02/15/2021 (S)		1,000,000	1,070,000
7.875%, 07/31/2020 (S)		800,000	862,000
Dynegy Holdings LLC
7.500%, 06/01/2015 (H)		1,220,000	805,200
7.750%, 06/01/2019 (H)		1,250,000	818,750
8.375%, 05/01/2016 (H)		2,000,000	1,330,000
GenOn Energy, Inc.
7.875%, 06/15/2017		400,000	386,000
Intergen NV
9.000%, 06/30/2017 (S)		1,000,000	1,052,500
RRI Energy, Inc.
7.625%, 06/15/2014		900,000	900,000
Texas Competitive Electric
Holdings Company LLC
11.500%, 10/01/2020 (S)		700,000	594,125
15.000%, 04/01/2021		2,030,000	1,116,500
Texas Competitive Electric Holdings
Company LLC, PIK
10.500%, 11/01/2016		156,891	56,089
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015		9,000,000	3,195,000
			12,186,164
TOTAL CORPORATE BONDS (Cost $184,349,543)			$180,645,112

CONVERTIBLE BONDS - 0.83%
Financials - 0.48%
Forest City Enterprises, Inc.
4.250%, 08/15/2018 (S)		1,000,000	872,500
iStar Financial, Inc.
1.081%, 10/01/2012 (P)		1,200,000	1,080,000
			1,952,500
Materials - 0.35%
Cemex SAB de CV
3.250%, 03/15/2016 (S)		1,350,000	879,188

The accompanying notes are an integral part of the financial statements.

44

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS (continued)
Materials (continued)
Cemex SAB de CV (continued)
3.750%, 03/15/2018 (S)	$805,000	$522,244
		1,401,432
TOTAL CONVERTIBLE BONDS (Cost $4,352,710)		$3,353,932

MUNICIPAL BONDS - 0.14%
State of California
7.950%, 03/01/2036	500,000	565,975
TOTAL MUNICIPAL BONDS (Cost $500,590)		$565,975

TERM LOANS (M) - 5.05%
Consumer Discretionary - 0.87%
Clear Channel Communications, Inc.
3.946%, 01/28/2016	4,490,422	3,309,189
SuperMedia, Inc.
11.000%, 12/31/2015	473,509	219,505
		3,528,694
Consumer Staples - 0.25%
BJ’s Wholesale Club, Inc.
7.000%, 09/28/2018	1,000,000	1,002,240
Health Care - 0.25%
Kinetic Concepts, Inc.
7.000%, 05/04/2018	1,000,000	1,008,050
Industrials - 0.17%
US Investigations Services, Inc.
3.037%, 02/21/2015	752,091	695,684
Information Technology - 1.22%
First Data Corp.
3.044%, 09/24/2014	1,917,815	1,725,736
4.294%, 03/23/2018	1,584,873	1,324,501
Go Daddy Group, Inc.
7.000%, 12/17/2018	997,500	995,505
SRA International, Inc.
6.500%, 07/20/2018	965,714	902,943
		4,948,685
Utilities - 2.29%
Dynegy Midwest Generation LLC
9.250%, 08/04/2016	698,250	702,090
Dynegy Power LLC
9.250%, 08/04/2016	1,296,750	1,312,496
Texas Competitive Electric Holdings
Company LLC
4.776%, 10/10/2017	11,493,117	7,263,007
		9,277,593
TOTAL TERM LOANS (Cost $24,194,655)		$20,460,946

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.43%
Commercial & Residential - 0.43%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.028%, 11/15/2015 (P)(S)	1,910,650	1,726,396
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,754,639)		$1,726,396

COMMON STOCKS - 40.65%
Consumer Discretionary - 0.71%
Automobiles - 0.05%
General Motors Company (I)	8,662	$175,579
Media - 0.43%
Comcast Corp., Class A	67,000	1,588,570
Dex One Corp. (I)(L)	99,669	165,451
		1,754,021
Multiline Retail - 0.23%
Target Corp.	18,110	927,594
		2,857,194
Consumer Staples - 1.33%
Beverages - 1.33%
Diageo PLC	125,000	2,727,616
PepsiCo, Inc. (L)	40,000	2,654,000
		5,381,616
		5,381,616
Energy - 6.73%
Energy Equipment & Services - 0.59%
Schlumberger, Ltd.	20,000	1,366,200
Weatherford International, Ltd. (I)	70,000	1,024,800
		2,391,000
Oil, Gas & Consumable Fuels - 6.14%
BP PLC, ADR	80,000	3,419,200
Callon Petroleum Company (I)	56,247	279,548
Canadian Oil Sands, Ltd.	190,000	4,336,196
Chevron Corp.	15,000	1,596,000
ConocoPhillips	100,000	7,287,000
Exxon Mobil Corp.	50,000	4,238,000
Royal Dutch Shell PLC, ADR	30,000	2,192,700
Spectra Energy Corp. (L)	50,000	1,537,500
		24,886,144
		27,277,144
Financials - 5.04%
Commercial Banks - 2.73%
Banco Santander SA	129,513	978,515
Barclays PLC	150,000	406,346
CIT Group, Inc. (I)	35,800	1,248,346
HSBC Holdings PLC	250,000	1,897,804
M&T Bank Corp. (L)	22,500	1,717,650
Wells Fargo & Company	174,800	4,817,488
		11,066,149
Diversified Financial Services - 1.83%
Bank of America Corp.	375,000	2,085,000
Citigroup, Inc.	51,430	1,353,123
JPMorgan Chase & Company	120,000	3,990,000
		7,428,123
Insurance - 0.24%
QBE Insurance Group, Ltd.	75,000	992,969
Real Estate Investment Trusts - 0.23%
Westfield Retail Trust	364,900	928,249
Thrifts & Mortgage Finance - 0.01%
Federal National Mortgage Association (I)	103,273	20,779
		20,436,269
Health Care - 5.98%
Pharmaceuticals - 5.98%
Johnson & Johnson	80,000	5,246,400
Merck & Company, Inc.	220,000	8,294,000
Pfizer, Inc.	200,000	4,328,000

The accompanying notes are an integral part of the financial statements.

45

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Roche Holdings AG	37,500	$6,341,909
		24,210,309
		24,210,309
Industrials - 1.23%
Industrial Conglomerates - 1.13%
General Electric Company	254,770	4,562,931
Machinery - 0.10%
Caterpillar, Inc.	4,500	407,700
		4,970,631
Information Technology - 1.60%
Communications Equipment - 0.17%
Cisco Systems, Inc.	37,280	674,022
Office Electronics - 0.29%
Xerox Corp.	150,000	1,194,000
Semiconductors & Semiconductor Equipment - 1.14%
Intel Corp.	190,000	4,607,500
		6,475,522
Materials - 0.93%
Chemicals - 0.20%
LyondellBasell Industries NV, Class A	25,000	812,250
Metals & Mining - 0.73%
Barrick Gold Corp. (L)	52,600	2,380,150
Nucor Corp.	15,000	593,550
		2,973,700
		3,785,950
Telecommunication Services - 3.33%
Diversified Telecommunication Services - 2.09%
AT&T, Inc.	160,000	4,838,400
CenturyLink, Inc.	30,000	1,116,000
France Telecom SA	28,700	449,147
Frontier Communications Corp. (L)	69,203	356,395
Telstra Corp., Ltd.	500,000	1,701,905
		8,461,847
Wireless Telecommunication Services - 1.24%
SK Telecom Company, Ltd., ADR	27,430	373,322
Sprint Nextel Corp. (I)(L)	100,000	234,000
Vodafone Group PLC	1,600,000	4,442,176
		5,049,498
		13,511,345
Utilities - 13.77%
Electric Utilities - 7.73%
American Electric Power Company, Inc.	110,100	4,548,231
Duke Energy Corp. (L)	150,000	3,300,000
Entergy Corp.	50,000	3,652,500
FirstEnergy Corp.	40,000	1,772,000
NextEra Energy, Inc.	90,000	5,479,200
Pinnacle West Capital Corp.	65,000	3,131,700
PPL Corp.	35,500	1,044,410
Progress Energy, Inc.	100,000	5,602,000
Southern Company (L)	60,000	2,777,400
		31,307,441
Gas Utilities - 0.52%
AGL Resources, Inc. (L)	50,000	2,113,000
Independent Power Producers & Energy Traders - 0.06%
Dynegy, Inc. (I)(L)	85,000	235,450
Multi-Utilities - 5.46%
Dominion Resources, Inc.	35,000	1,857,800
PG&E Corp.	135,000	5,564,700
Public Service Enterprise Group, Inc.	150,000	4,951,500
Sempra Energy	70,000	3,850,000
TECO Energy, Inc. (L)	150,000	2,871,000
Xcel Energy, Inc.	110,000	3,040,400
		22,135,400
		55,791,291
TOTAL COMMON STOCKS (Cost $176,532,272)		$164,697,271

PREFERRED SECURITIES - 6.06%
Consumer Discretionary - 0.20%
Automobiles - 0.20%
General Motors Company,
Series B, 4.750%	23,600	808,300
Energy - 1.25%
Oil, Gas & Consumable Fuels - 1.25%
Chesapeake Energy Corp., 5.750% (S)	1,900	1,909,101
Sandridge Energy, Inc., 7.000%	26,500	3,156,813
		5,065,914
		5,065,914
Financials - 3.87%
Commercial Banks - 1.20%
Wells Fargo & Company, Series L, 7.500%	4,600	4,848,400
Consumer Finance - 0.24%
Ally Financial, Inc., 7.000% (S)	1,341	961,288
Diversified Financial Services - 1.41%
Bank of America Corp., Series L, 7.250%	5,350	4,215,907
Citigroup, Inc., 7.500%	18,300	1,486,875
		5,702,782
Insurance - 0.41%
MetLife, Inc., 5.000%	27,000	1,663,740
Real Estate Investment Trusts - 0.49%
FelCor Lodging Trust, Inc.,
Series A, 1.950%	90,000	1,999,800
Thrifts & Mortgage Finance - 0.12%
Federal Home Loan Mortgage Corp.,
Series Z (8.375% to 12/31/2012, then
higher of 3 month LIBOR + 4.160%
or 7.875%) (I)	94,900	126,217
Federal National Mortgage
Association, Series S (I)	79,300	109,434
Federal National Mortgage Association,
Series R, 7.625% (I)	60,200	68,626
Federal National Mortgage Association,
Series Q, 6.750% (I)	80,000	82,400
Federal National Mortgage
Association, 5.375% (I)	20	100,000
		486,677
		15,662,687
Health Care - 0.33%
Health Care Providers & Services - 0.33%
Tenet Healthcare Corp., 7.000%	1,500	1,331,063
Materials - 0.29%
Metals & Mining - 0.29%
AngloGold Ashanti Holdings
Finance PLC, 6.000%	25,000	1,193,250

The accompanying notes are an integral part of the financial statements.

46

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Income Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Utilities - 0.12%
Electric Utilities - 0.12%
Nextera Energy, Inc., 8.375%	10,000	$506,100
TOTAL PREFERRED SECURITIES (Cost $31,658,456)		$24,567,314

WARRANTS - 0.14%
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $46.86) (I)	22,772	396,233
General Motors Company (Expiration
Date: 07/10/2016; Strike
Price: $10.00) (I)	7,875	92,374
General Motors Company (Expiration
Date: 07/10/2019; Strike
Price: $18.33) (I)	7,875	61,583
Green Field Energy Services, Inc.
(Expiration Date: 11/15/2021) (I)(N)	500	22,500
TOTAL WARRANTS (Cost $974,435)		$572,690

SECURITIES LENDING COLLATERAL - 3.16%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,280,594	$12,814,646
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,813,352)		$12,814,646
Total Investments (Income Trust)
(Cost $437,130,652) - 101.05%		$409,404,282
Other assets and liabilities, net - (1.05%)		(4,251,554)
TOTAL NET ASSETS - 100.00%		$405,152,728

Investment Quality Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 34.52%
U.S. Government Agency - 22.18%
Federal Home Loan Mortgage Corp.
5.000%, 12/01/2034	$1,095,751	1,179,813
6.500%, 04/01/2029 to 08/01/2034	86,126	96,068
7.500%, 08/01/2025 to 05/01/2028	21,466	24,836
Federal National Mortgage Association
3.500%, TBA (C)	5,000,000	5,143,579
4.000%, TBA (C)	46,000,000	48,320,599
4.663%, 05/01/2013	540,395	550,629
5.500%, TBA (C)	12,100,000	13,175,867
6.038%, 03/01/2012	211,571	213,088
6.123%, 05/01/2012	415,664	420,316
6.500%, TBA (C)	100,000	111,289
Government National
Mortgage Association
4.000%, TBA (C)	13,000,000	13,945,274
6.000%, 12/15/2013 to 04/15/2035	177,365	198,858
6.500%, 06/15/2028 to 02/15/2035	109,150	124,777
7.000%, 11/15/2031 to 11/15/2033	669,788	766,980
8.000%, 07/15/2030	7,229	8,535
		84,280,508
U.S. Government - 12.34%
U.S. Treasury Bonds
4.250%, 05/15/2039	2,475,000	3,142,864
4.375%, 11/15/2039 to 05/15/2041	5,950,000	7,714,093
4.625%, 02/15/2040		6,125,000	8,244,826
4.750%, 02/15/2041		3,025,000	4,160,794
5.375%, 02/15/2031		1,575,000	2,243,884
6.250%, 08/15/2023		2,000,000	2,861,250
U.S. Treasury Notes
0.625%, 02/28/2013		9,675,000	9,725,262
2.500%, 04/30/2015		700	747
4.250%, 11/15/2014		7,900,000	8,773,321
			46,867,041
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $124,801,403)			$131,147,549

FOREIGN GOVERNMENT
OBLIGATIONS - 1.57%
Brazil - 1.14%
Federative Republic of Brazil
5.875%, 01/15/2019		1,430,000	1,690,975
10.000%, 01/01/2014	BRL	5,000,000	2,654,934
			4,345,909
Mexico - 0.21%
Government of Mexico
5.625%, 01/15/2017		$680,000	782,000
Qatar - 0.22%
Government of Qatar
4.000%, 01/20/2015 (S)		800,000	837,200
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,840,221)			$5,965,109

CORPORATE BONDS - 46.52%
Consumer Discretionary - 5.50%
Affinia Group, Inc.
10.750%, 08/15/2016 (S)		13,000	14,105
AMC Entertainment, Inc.
8.750%, 06/01/2019		45,000	46,575
AutoZone, Inc.
4.000%, 11/15/2020		810,000	829,548
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (H)(S)		85,000	27,200
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017		25,000	26,531
Catalina Marketing Corp., PIK
10.500%, 10/01/2015 (S)		35,000	34,913
CBS Corp.
5.750%, 04/15/2020		385,000	432,704
8.200%, 05/15/2014		745,000	844,776
CCO Holdings LLC
7.875%, 04/30/2018		15,000	15,994
8.125%, 04/30/2020		10,000	10,950
Clear Channel Worldwide Holdings, Inc.,
Series B
9.250%, 12/15/2017		20,000	21,600
Comcast Cable Communications LLC
8.500%, 05/01/2027		556,000	746,194
Comcast Corp.
5.700%, 05/15/2018		545,000	626,994
COX Communications, Inc.
8.375%, 03/01/2039 (S)		150,000	200,514
CSC Holdings, Inc.
7.625%, 07/15/2018		184,000	202,400

The accompanying notes are an integral part of the financial statements.

47

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Daimler Finance North America LLC
2.625%, 09/15/2016 (S)	$600,000	$596,624
8.500%, 01/18/2031	575,000	802,830
DIRECTV Holdings LLC
3.500%, 03/01/2016	565,000	582,585
4.600%, 02/15/2021	455,000	472,910
4.750%, 10/01/2014	440,000	475,334
5.200%, 03/15/2020	215,000	231,652
DISH DBS Corp.
6.750%, 06/01/2021	51,000	54,953
Easton-Bell Sports, Inc.
9.750%, 12/01/2016	25,000	27,250
Ford Motor Company
7.450%, 07/16/2031	75,000	90,000
Ford Motor Credit Company LLC
7.000%, 10/01/2013	84,000	89,080
8.125%, 01/15/2020	100,000	117,671
Home Depot, Inc.
5.875%, 12/16/2036	550,000	688,900
HSN, Inc.
11.250%, 08/01/2016	25,000	27,563
Liberty Media LLC
8.250%, 02/01/2030	103,000	99,009
Limited Brands, Inc.
7.000%, 05/01/2020	95,000	102,838
Macy’s Retail Holdings, Inc.
5.875%, 01/15/2013	1,201,000	1,236,538
5.900%, 12/01/2016	190,000	212,365
6.900%, 04/01/2029	419,000	460,212
Mediacom Broadband LLC
8.500%, 10/15/2015	78,000	80,340
MGM Resorts International
9.000%, 03/15/2020	10,000	11,075
10.375%, 05/15/2014	5,000	5,713
11.125%, 11/15/2017	5,000	5,700
NBCUniversal Media LLC
5.150%, 04/30/2020	600,000	667,796
NetFlix, Inc.
8.500%, 11/15/2017	45,000	46,463
News America, Inc.
7.750%, 01/20/2024	622,000	768,450
7.850%, 03/01/2039	325,000	395,124
Peninsula Gaming LLC
8.375%, 08/15/2015	20,000	21,200
Phillips-Van Heusen Corp.
7.375%, 05/15/2020	25,000	27,125
Quebecor Media, Inc.
7.750%, 03/15/2016	70,000	71,926
QVC, Inc.
7.500%, 10/01/2019 (S)	40,000	42,900
Service Corp. International
7.375%, 10/01/2014	10,000	10,875
7.625%, 10/01/2018	20,000	22,250
Sinclair Television Group, Inc.
9.250%, 11/01/2017 (S)	15,000	16,350
Staples, Inc.
9.750%, 01/15/2014	935,000	1,069,246
TCI Communications, Inc.
8.750%, 08/01/2015	692,000	840,785
Tenneco, Inc.
8.125%, 11/15/2015	40,000	41,600
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	85,000	97,113
Time Warner Cable, Inc.
4.000%, 09/01/2021	305,000	308,454
5.850%, 05/01/2017	1,390,000	1,583,338
5.875%, 11/15/2040	610,000	658,946
8.250%, 02/14/2014	205,000	231,090
Time Warner Companies, Inc.
7.250%, 10/15/2017	390,000	467,422
Time Warner, Inc.
6.250%, 03/29/2041	300,000	359,000
7.700%, 05/01/2032	1,298,000	1,690,955
TRW Automotive, Inc.
7.250%, 03/15/2017 (S)	155,000	165,850
Videotron Ltee
9.125%, 04/15/2018	592,000	651,940
Wynn Las Vegas LLC
7.750%, 08/15/2020	80,000	88,800
		20,897,138
Consumer Staples - 3.66%
Altria Group, Inc.
4.750%, 05/05/2021	225,000	247,639
9.250%, 08/06/2019	360,000	483,252
9.700%, 11/10/2018	900,000	1,210,550
10.200%, 02/06/2039	300,000	466,101
Cargill, Inc.
4.307%, 05/14/2021 (S)	1,371,000	1,489,649
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	950,000	966,693
Constellation Brands, Inc.
7.250%, 09/01/2016 to 05/15/2017	120,000	131,938
CVS Caremark Corp.
6.250%, 06/01/2027	310,000	374,565
6.600%, 03/15/2019	300,000	365,565
CVS Pass-Through Trust
6.943%, 01/10/2030	529,791	587,209
General Mills, Inc.
5.200%, 03/17/2015	445,000	495,801
5.650%, 02/15/2019	225,000	266,924
Kraft Foods, Inc.
6.500%, 02/09/2040	280,000	363,570
6.875%, 01/26/2039	445,000	591,748
Lorillard Tobacco Company
3.500%, 08/04/2016	61,000	61,713
6.875%, 05/01/2020	209,000	233,470
8.125%, 06/23/2019	220,000	261,988
PepsiCo, Inc.
7.900%, 11/01/2018	107,000	144,417
Pernod-Ricard SA
4.450%, 01/15/2022 (S)	220,000	230,376
5.750%, 04/07/2021 (S)	1,136,000	1,281,169
Procter & Gamble
9.360%, 01/01/2021	313,184	421,496
Revlon Consumer Products Corp.
9.750%, 11/15/2015	25,000	26,594
Reynolds American, Inc.
7.250%, 06/01/2013	295,000	316,424
Rite Aid Corp.
10.375%, 07/15/2016	20,000	21,250
Smithfield Foods, Inc.
10.000%, 07/15/2014	65,000	75,563
Smithfield Foods, Inc., Series B
7.750%, 05/15/2013	19,000	20,140
The Kroger Company
4.950%, 01/15/2015	700,000	772,754
6.750%, 04/15/2012	671,000	682,179

The accompanying notes are an integral part of the financial statements.

48

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Tyson Foods, Inc.
10.500%, 03/01/2014	$15,000	$17,325
Wal-Mart Stores, Inc.
5.625%, 04/15/2041	1,000,000	1,289,703
		13,897,765
Energy - 3.78%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	16,000	15,520
6.250%, 06/01/2021	11,000	10,670
Anadarko Petroleum Corp.
6.375%, 09/15/2017	30,000	34,782
6.450%, 09/15/2036	640,000	728,427
Antero Resources Finance Corp.
9.375%, 12/01/2017	20,000	21,600
Berry Petroleum Company
10.250%, 06/01/2014	10,000	11,313
BP Capital Markets PLC
3.125%, 10/01/2015	1,350,000	1,414,272
4.742%, 03/11/2021	160,000	181,156
4.750%, 03/10/2019	115,000	127,694
Burlington Resources Finance Company
7.400%, 12/01/2031	541,000	745,239
Chesapeake Energy Corp.
6.875%, 11/15/2020	60,000	64,200
ConocoPhillips
4.600%, 01/15/2015	635,000	702,407
5.900%, 05/15/2038	400,000	504,993
Consol Energy, Inc.
8.000%, 04/01/2017	25,000	27,375
8.250%, 04/01/2020	25,000	27,625
El Paso Corp.
7.000%, 06/15/2017	235,000	257,419
El Paso Natural Gas Company
5.950%, 04/15/2017	85,000	95,466
Energy Transfer Equity LP
7.500%, 10/15/2020	70,000	76,475
Harvest Operations Corp.
6.875%, 10/01/2017 (S)	50,000	51,750
Kinder Morgan Energy Partners LP
6.500%, 09/01/2039	300,000	332,864
6.850%, 02/15/2020	1,045,000	1,228,344
Kinder Morgan Finance Company LLC
6.000%, 01/15/2018 (S)	51,000	51,893
Newfield Exploration Company
5.750%, 01/30/2022	45,000	48,600
6.625%, 04/15/2016	25,000	25,750
7.125%, 05/15/2018	40,000	42,700
Nexen, Inc.
6.200%, 07/30/2019	515,000	598,300
7.500%, 07/30/2039	125,000	149,599
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	1,850,000	1,868,903
Peabody Energy Corp.
6.500%, 09/15/2020	116,000	121,800
7.375%, 11/01/2016	60,000	66,000
Petrobras International Finance Company
5.375%, 01/27/2021	1,400,000	1,470,314
Petroleos Mexicanos
5.500%, 01/21/2021	635,000	688,975
Pioneer Natural Resources Company
6.650%, 03/15/2017	115,000	127,272
6.875%, 05/01/2018	35,000	39,574
Plains All American Pipeline LP
5.750%, 01/15/2020	435,000	485,323
Pride International, Inc.
6.875%, 08/15/2020	20,000	23,441
Range Resources Corp.
5.750%, 06/01/2021	40,000	43,300
6.750%, 08/01/2020	25,000	27,750
7.500%, 10/01/2017	50,000	53,125
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.500%, 09/30/2014 (S)	395,000	422,650
Transocean, Inc.
4.950%, 11/15/2015	800,000	817,062
Valero Energy Corp.
8.750%, 06/15/2030	403,000	523,626
		14,355,548
Financials - 19.21%
ACE INA Holdings, Inc.
5.700%, 02/15/2017	160,000	184,572
AIG Retirement Services, Inc.
8.125%, 04/28/2023	865,000	933,857
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	205,000	231,401
AMB Property LP
6.125%, 12/01/2016	505,000	551,598
7.500%, 06/30/2018	364,000	412,885
American Express Centurion Bank
6.000%, 09/13/2017	1,200,000	1,357,301
American Express Credit Corp.
5.125%, 08/25/2014	750,000	805,840
American International Group, Inc.
4.875%, 09/15/2016	600,000	567,902
5.450%, 05/18/2017	370,000	353,667
AXA Equitable Life Insurance Company
7.700%, 12/01/2015 (S)	680,000	755,018
Bank of America Corp.
5.420%, 03/15/2017	1,700,000	1,534,094
5.625%, 07/01/2020	1,250,000	1,154,289
5.750%, 12/01/2017	600,000	566,851
Barclays Bank PLC
5.125%, 01/08/2020	530,000	544,249
6.050%, 12/04/2017 (S)	850,000	768,805
Brandywine Operating Partnership LP
4.950%, 04/15/2018	400,000	393,751
5.700%, 05/01/2017	825,000	854,253
Capital One Financial Corp.
6.150%, 09/01/2016	950,000	988,705
7.375%, 05/23/2014	135,000	148,342
CIT Group, Inc.
7.000%, 05/01/2015 to 05/01/2017	1,483	1,484
7.000%, 05/04/2015 to 05/02/2017 (S)	66,000	65,938
Citigroup, Inc.
4.875%, 05/07/2015	614,000	606,560
5.000%, 09/15/2014	360,000	356,340
5.500%, 08/27/2012	1,145,000	1,163,464
6.125%, 11/21/2017 to 08/25/2036	2,060,000	2,022,354
6.500%, 08/19/2013	205,000	213,424
6.875%, 03/05/2038	550,000	603,242
Credit Acceptance Corp.
9.125%, 02/01/2017	25,000	26,125
Credit Suisse New York
5.400%, 01/14/2020	950,000	895,722
Discover Financial Services
6.450%, 06/12/2017	885,000	924,739
DuPont Fabros Technology LP
8.500%, 12/15/2017	75,000	80,250

The accompanying notes are an integral part of the financial statements.

49

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Equity One, Inc.
6.000%, 09/15/2017	$400,000	$416,908
Everest Reinsurance Holdings, Inc.,
(6.600% to 05/15/2017, then 3 month
LIBOR + 2.385%)
6.600%, 05/15/2037	1,475,000	1,298,000
Farmers Exchange Capital
7.050%, 07/15/2028 (S)	525,000	554,939
Fifth Third Bancorp
3.625%, 01/25/2016	610,000	619,018
General Electric Capital Corp.
3.750%, 11/14/2014	700,000	737,948
4.650%, 10/17/2021	2,060,000	2,149,109
5.300%, 02/11/2021	1,115,000	1,191,450
5.625%, 05/01/2018	500,000	559,851
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
8.125%, 06/15/2038	95,000	94,050
HCP, Inc.
5.650%, 12/15/2013	450,000	473,318
7.072%, 06/08/2015	433,000	471,822
Health Care REIT, Inc.
5.250%, 01/15/2022	781,000	764,853
Host Hotels & Resorts LP
6.000%, 11/01/2020	205,000	209,613
6.375%, 03/15/2015	20,000	20,350
6.875%, 11/01/2014	15,000	15,300
HSBC Holdings PLC
5.100%, 04/05/2021	395,000	419,569
HSBC USA, Inc.
9.500%, 04/15/2014	865,000	952,172
International Lease Finance Corp.
5.650%, 06/01/2014	110,000	105,050
6.250%, 05/15/2019	50,000	46,176
6.375%, 03/25/2013	106,000	105,470
8.625%, 09/15/2015	25,000	25,625
Jackson National Life Insurance Company
8.150%, 03/15/2027 (S)	648,000	787,234
JPMorgan Chase & Company
3.450%, 03/01/2016	500,000	508,074
3.700%, 01/20/2015	425,000	440,705
4.250%, 10/15/2020	510,000	513,395
4.350%, 08/15/2021	365,000	368,472
5.400%, 01/06/2042	340,000	354,124
6.000%, 01/15/2018	1,120,000	1,249,241
Kemper Corp.
6.000%, 05/15/2017	144,000	152,894
Kimco Realty Corp.
5.584%, 11/23/2015	410,000	441,050
6.875%, 10/01/2019	560,000	644,186
Lazard Group LLC
6.850%, 06/15/2017	1,290,000	1,353,478
Liberty Mutual Insurance Company
7.697%, 10/15/2097 (S)	1,000,000	943,615
Liberty Property LP
6.625%, 10/01/2017	210,000	237,519
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)	350,000	336,977
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	550,000	803,177
Merrill Lynch & Company, Inc.
5.700%, 05/02/2017	550,000	505,226
6.220%, 09/15/2026	370,000	305,064
6.400%, 08/28/2017	1,500,000	1,452,794
7.750%, 05/14/2038	300,000	284,636
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	2,050,000	2,104,003
5.125%, 04/10/2013 (S)	535,000	558,934
Morgan Stanley
4.200%, 11/20/2014	650,000	626,971
5.550%, 04/27/2017	285,000	275,034
6.000%, 04/28/2015	150,000	150,283
6.250%, 08/28/2017	1,320,000	1,292,114
6.625%, 04/01/2018	1,225,000	1,209,314
Nationwide Mutual Insurance Company
8.250%, 12/01/2031 (S)	615,000	660,434
9.375%, 08/15/2039 (S)	250,000	301,677
NBD Bancorp NA
8.250%, 11/01/2024	1,730,000	2,044,083
Nordea Bank AB
4.875%, 05/13/2021 (S)	1,240,000	1,047,681
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,198,029
Principal Life Global Funding I
6.125%, 10/15/2033 (S)	697,000	782,639
Provident Funding Associates LP
10.250%, 04/15/2017 (S)	80,000	74,600
Realty Income Corp.
6.750%, 08/15/2019	410,000	467,245
SLM Corp.
6.250%, 01/25/2016	1,161,000	1,129,247
8.000%, 03/25/2020	10,000	10,100
8.450%, 06/15/2018	40,000	41,200
Sovereign Bank
8.750%, 05/30/2018	250,000	278,678
Springleaf Finance Corp.
5.375%, 10/01/2012	346,000	326,970
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,681,135
SunTrust Banks, Inc.
3.600%, 04/15/2016	705,000	718,069
The Bear Stearns Companies LLC
6.400%, 10/02/2017	85,000	94,988
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	1,755,000	1,696,039
5.250%, 07/27/2021	410,000	399,823
5.375%, 03/15/2020	180,000	177,606
6.750%, 10/01/2037	2,030,000	1,886,081
7.500%, 02/15/2019	225,000	248,423
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	700,000	685,019
UDR, Inc.
6.050%, 06/01/2013	500,000	520,206
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	390,000	431,861
US Bancorp
7.500%, 06/01/2026	1,624,000	2,100,384
Ventas Realty LP
4.750%, 06/01/2021	575,000	554,752
Wachovia Bank NA
6.919%, 12/15/2036	500,000	613,134
Wells Fargo & Company
3.676%, 06/15/2016	700,000	731,648
4.950%, 10/16/2013	2,410,000	2,529,835

The accompanying notes are an integral part of the financial statements.

50

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company, Series K (7.980%
to 03/15/2018, then 3 month
LIBOR + 3.770%)
7.980%,, 03/15/2018	$70,000	$74,988
Weyerhaeuser Company
7.950%, 03/15/2025	260,000	288,671
		72,991,372
Health Care - 3.03%
Alere, Inc.
9.000%, 05/15/2016	35,000	35,350
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,260,000	1,436,366
Amgen, Inc.
3.875%, 11/15/2021	1,645,000	1,659,318
6.400%, 02/01/2039	345,000	406,058
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	15,000	16,425
Biomet, Inc.
10.000%, 10/15/2017	10,000	10,800
BioScrip, Inc.
10.250%, 10/01/2015	15,000	14,813
Cigna Corp.
4.000%, 02/15/2022	1,250,000	1,237,909
Community Health Systems, Inc.
8.875%, 07/15/2015	21,000	21,683
Express Scripts, Inc.
3.125%, 05/15/2016	285,000	286,638
Fresenius Medical Care US Finance, Inc.
6.500%, 09/15/2018 (S)	10,000	10,475
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	45,000	50,456
HCA, Inc.
6.375%, 01/15/2015	15,000	15,281
6.500%, 02/15/2020	15,000	15,563
8.500%, 04/15/2019	125,000	136,875
Medco Health Solutions, Inc.
7.125%, 03/15/2018	415,000	483,597
Merck & Company, Inc.
3.875%, 01/15/2021	785,000	883,387
4.000%, 06/30/2015	725,000	798,525
Pfizer, Inc.
6.200%, 03/15/2019	1,030,000	1,270,544
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	775,000	941,663
Tenet Healthcare Corp.
8.875%, 07/01/2019	150,000	168,375
UnitedHealth Group, Inc.
3.375%, 11/15/2021	990,000	1,023,481
WellPoint, Inc.
7.000%, 02/15/2019	485,000	585,019
		11,508,601
Industrials - 1.60%
ACCO Brands Corp.
7.625%, 08/15/2015	30,000	30,600
10.625%, 03/15/2015	10,000	11,125
BE Aerospace, Inc.
6.875%, 10/01/2020	50,000	54,500
Bombardier, Inc.
7.500%, 03/15/2018 (S)	15,000	16,050
7.750%, 03/15/2020 (S)	75,000	81,750
Case New Holland, Inc.
7.750%, 09/01/2013	35,000	37,188
7.875%, 12/01/2017	75,000	84,750
Clean Harbors, Inc.
7.625%, 08/15/2016	9,000	9,563
CNH America LLC
7.250%, 01/15/2016	30,000	32,175
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	222,772	231,950
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	375,945	383,915
Continental Airlines 2005-ERJ1 Pass
Through Trust
9.798%, 04/01/2021	14,793	15,089
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	13,942	14,517
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022	4,818	4,685
Deluxe Corp.
7.375%, 06/01/2015	110,000	111,375
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	1,200,000	1,293,318
Esterline Technologies Corp.
7.000%, 08/01/2020	45,000	47,475
General Electric Company
5.250%, 12/06/2017	625,000	717,536
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018 (S)	16,000	15,680
7.125%, 03/15/2021 (S)	26,000	25,480
International Lease Finance Corp.
5.750%, 05/15/2016	25,000	23,193
6.500%, 09/01/2014 (S)	20,000	20,450
6.625%, 11/15/2013	25,000	24,875
6.750%, 09/01/2016 (S)	25,000	25,625
7.125%, 09/01/2018 (S)	850,000	879,750
Marquette Transportation Company
10.875%, 01/15/2017	30,000	30,225
Masco Corp.
6.500%, 08/15/2032	110,000	98,252
Meritor, Inc.
8.125%, 09/15/2015	25,000	22,375
10.625%, 03/15/2018	30,000	28,200
Navistar International Corp.
8.250%, 11/01/2021	41,000	43,614
Owens Corning
9.000%, 06/15/2019	15,000	17,891
Southwest Airlines Company 2007-1 Pass
Through Trust
6.150%, 08/01/2022	642,856	691,070
Textron, Inc.
7.250%, 10/01/2019	380,000	429,654
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	72,579	66,773
United Rentals North America, Inc.
10.875%, 06/15/2016	15,000	16,650
Waste Management, Inc.
6.375%, 03/11/2015	375,000	427,909
		6,065,227
Information Technology - 1.09%
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	50,000	50,500

The accompanying notes are an integral part of the financial statements.

51

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
Avnet, Inc.
6.625%, 09/15/2016	$500,000	$559,453
eAccess, Ltd.
8.250%, 04/01/2018 (S)	25,000	23,750
EH Holding Corp.
6.500%, 06/15/2019 (S)	45,000	46,913
Equinix, Inc.
8.125%, 03/01/2018	45,000	49,050
Fidelity National Information Services Inc
7.625%, 07/15/2017 (S)	15,000	16,163
Freescale Semiconductor, Inc.
8.875%, 12/15/2014	20,000	20,500
Hewlett-Packard Company
3.000%, 09/15/2016	1,750,000	1,762,728
3.300%, 12/09/2016	800,000	817,068
International Business Machines Corp.
1.950%, 07/22/2016	645,000	663,953
Jabil Circuit, Inc.
5.625%, 12/15/2020	35,000	35,613
Seagate HDD Cayman
6.875%, 05/01/2020	85,000	87,338
Seagate Technology HDD Holdings
6.800%, 10/01/2016	10,000	10,700
		4,143,729
Materials - 1.55%
Agrium, Inc.
7.125%, 05/23/2036	475,000	638,814
ArcelorMittal
5.375%, 06/01/2013	425,000	435,119
5.500%, 03/01/2021	300,000	275,276
6.125%, 06/01/2018	350,000	345,556
Ashland, Inc.
9.125%, 06/01/2017	25,000	27,875
Ball Corp.
5.750%, 05/15/2021	82,000	85,895
6.750%, 09/15/2020	80,000	87,000
Celanese US Holdings LLC
6.625%, 10/15/2018	30,000	31,875
CF Industries, Inc.
6.875%, 05/01/2018	45,000	51,525
7.125%, 05/01/2020	45,000	53,213
Clearwater Paper Corp.
7.125%, 11/01/2018	40,000	41,600
Corp Nacional del Cobre de Chile
6.375%, 11/30/2012 (S)	335,000	349,961
Fibria Overseas Finance, Ltd.
7.500%, 05/04/2020 (S)	125,000	122,188
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	45,000	49,826
Lyondell Chemical Company
8.000%, 11/01/2017	34,000	37,145
Nalco Company
6.625%, 01/15/2019 (S)	65,000	75,238
Neenah Paper, Inc.
7.375%, 11/15/2014	21,000	21,053
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	75,000	82,125
Rock-Tenn Company
9.250%, 03/15/2016	35,000	37,100
Solutia, Inc.
8.750%, 11/01/2017	5,000	5,463
The Dow Chemical Company
4.125%, 11/15/2021	325,000	333,227
4.250%, 11/15/2020	550,000	571,481
5.900%, 02/15/2015	800,000	890,305
Vale Canada, Ltd.
5.700%, 10/15/2015	217,000	236,299
Xstrata Canada Financial Corp.
3.600%, 01/15/2017 (S)	1,000,000	1,008,471
		5,893,630
Telecommunication Services - 2.85%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	952,000	1,096,332
AT&T, Inc.
5.500%, 02/01/2018	140,000	162,012
6.300%, 01/15/2038	1,625,000	1,991,442
COX Communications, Inc.
5.875%, 12/01/2016 (S)	850,000	981,589
7.125%, 10/01/2012	532,000	557,049
Cricket Communications, Inc.
7.750%, 05/15/2016	50,000	51,625
Frontier Communications Corp.
7.125%, 03/15/2019	89,000	86,775
8.250%, 04/15/2017	115,000	117,588
GTE Corp.
8.750%, 11/01/2021	515,000	720,905
Intelsat Jackson Holdings SA
8.500%, 11/01/2019	25,000	26,500
Qwest Communications International, Inc.
8.000%, 10/01/2015	40,000	42,618
Qwest Corp.
7.500%, 10/01/2014	55,000	60,586
8.375%, 05/01/2016	390,000	446,811
SBA Telecommunications, Inc.
8.000%, 08/15/2016	5,000	5,388
8.250%, 08/15/2019	40,000	43,500
Sorenson Communications, Inc.
10.500%, 02/01/2015 (S)	5,000	3,450
Telecom Italia Capital SA
5.250%, 11/15/2013	650,000	624,466
6.000%, 09/30/2034	347,000	256,763
Telefonica Emisiones SAU
7.045%, 06/20/2036	575,000	559,833
Verizon Communications, Inc.
5.550%, 02/15/2016	1,120,000	1,281,823
Verizon Wireless Capital LLC
5.550%, 02/01/2014	1,295,000	1,407,107
Virgin Media Secured Finance PLC
6.500%, 01/15/2018	140,000	148,750
Windstream Corp.
7.875%, 11/01/2017	65,000	70,363
8.125%, 09/01/2018	60,000	64,275
		10,807,550
Utilities - 4.25%
Carolina Power & Light Company
6.500%, 07/15/2012	1,254,000	1,291,537
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	400,000	458,663
CenterPoint Energy Resources Corp.,
Series B
5.950%, 01/15/2014	700,000	759,757
CenterPoint Energy, Inc.
6.500%, 05/01/2018	165,000	192,572
Centrais Eletricas Brasileiras SA
5.750%, 10/27/2021 (S)	1,320,000	1,371,480

The accompanying notes are an integral part of the financial statements.

52

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Commonwealth Edison Company
5.950%, 08/15/2016	$400,000	$466,740
6.150%, 03/15/2012	273,000	275,930
Dominion Resources, Inc.
6.400%, 06/15/2018	870,000	1,049,686
7.000%, 06/15/2038	425,000	573,923
DPL, Inc.
7.250%, 10/15/2021 (S)	25,000	27,000
Duke Energy Corp.
5.650%, 06/15/2013	1,300,000	1,384,821
Edison International
3.750%, 09/15/2017	495,000	509,502
Ferrellgas LP
6.500%, 05/01/2021	55,000	48,400
Georgia Power Company
5.250%, 12/15/2015	250,000	283,915
Intergen NV
9.000%, 06/30/2017 (S)	85,000	89,463
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	15,000	16,200
Nevada Power Company
6.500%, 08/01/2018	450,000	542,502
NiSource Finance Corp.
6.400%, 03/15/2018	385,000	442,578
Northern States Power Company
6.500%, 03/01/2028	433,000	584,077
NRG Energy, Inc.
7.375%, 01/15/2017	65,000	67,438
Ohio Edison Company
6.875%, 07/15/2036	450,000	544,747
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	395,000	556,158
Progress Energy Inc.
7.000%, 10/30/2031	270,000	358,445
Puget Sound Energy, Inc.
5.757%, 10/01/2039	440,000	541,034
7.000%, 03/09/2029	346,000	452,300
Sempra Energy
6.000%, 10/15/2039	500,000	615,739
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	425,000	493,123
Southern California Edison Company
6.000%, 01/15/2034	519,000	667,627
The AES Corp.
8.000%, 06/01/2020	100,000	110,000
Wisconsin Energy Corp.
6.200%, 04/01/2033	217,000	276,614
Wisconsin Power and Light Company
5.000%, 07/15/2019	950,000	1,103,041
		16,155,012
TOTAL CORPORATE BONDS (Cost $165,747,124)		$176,715,572

CAPITAL PREFERRED SECURITIES - 0.40%
Financials - 0.40%
ACE Capital Trust II 9.700%, 04/01/2030	752,000	994,400
Capital One Capital IV (6.745% to
02/17/2032, then 1 month
LIBOR + 1.170%) 6.745%, 02/17/2037	400,000	395,000
NB Capital Trust IV 8.250%, 04/15/2027	135,000	124,200
		1,513,600
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,502,839)		$1,513,600

CONVERTIBLE BONDS - 0.02%
Health Care - 0.01%
Amylin Pharmaceuticals, Inc.
3.000%, 06/15/2014	25,000	22,250
Telecommunication Services - 0.01%
Leap Wireless International, Inc.
4.500%, 07/15/2014	50,000	43,500
TOTAL CONVERTIBLE BONDS (Cost $63,840)		$65,750

MUNICIPAL BONDS - 4.84%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	1,050,000	1,364,360
City of Chicago (Illinois)
6.845%, 01/01/2038	990,000	1,094,821
Illinois State Toll Highway Authority
6.184%, 01/01/2034	945,000	1,115,790
Irvine Ranch Water District Joint Powers
Agency (California) 2.605%, 03/15/2014	900,000	935,325
Jersey City Municipal Utilities Authority
(New Jersey) 4.550%, 05/15/2012	130,000	130,742
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	1,000,000	1,106,300
Louisiana Local Government
Environmental Facilities & Communities
Development Authority
2.470%, 02/01/2019	1,475,000	1,519,752
Maryland State Transportation Authority
5.888%, 07/01/2043	290,000	367,874
Massachusetts School Building Authority
5.715%, 08/15/2039	900,000	1,118,196
New Jersey State Turnpike Authority
7.414%, 01/01/2040	865,000	1,233,724
North Texas Tollway Authority (Texas)
6.718%, 01/01/2049	1,230,000	1,525,766
Ohio State University 4.800%, 06/01/2111	196,000	204,422
Port Authority of New York & New Jersey
(New York) 6.040%, 12/01/2029	400,000	490,300
State of California
7.300%, 10/01/2039	925,000	1,102,091
7.550%, 04/01/2039	800,000	979,008
7.600%, 11/01/2040	75,000	92,682
State of Illinois
5.665%, 03/01/2018	1,160,000	1,242,395
5.877%, 03/01/2019	750,000	806,925
University of California
5.770%, 05/15/2043	660,000	758,254
University of Missouri 5.960%, 11/01/2039	940,000	1,217,375
TOTAL MUNICIPAL BONDS (Cost $15,717,954)		$18,406,102

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.95%
Commercial & Residential - 1.94%
American Tower Trust, Series 2007-1A,
Class AFX 5.420%, 04/15/2037 (S)	880,000	932,804
Bear Stearns Commercial Mortgage
Securities, Series 2006-PW 14, Class A4
5.201%, 12/11/2038	1,210,000	1,328,150
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A3
4.205%, 07/10/2046 (S)	715,000	762,361
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	570,725	672,678
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class A4 5.481%, 12/12/2044 (P)	1,500,000	1,631,508

The accompanying notes are an integral part of the financial statements.

53

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.809%, 05/12/2039 (P)	$500,000	$557,678
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	746,000	833,816
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Series A4
4.869%, 02/15/2044 (P)(S)	585,000	649,999
		7,368,994
U.S. Government Agency - 0.01%
Government National Mortgage
AssociationSeries 2006-38, Class XS IO
6.960%, 09/16/2035	277,771	56,101
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,786,525)		$7,425,095

ASSET BACKED SECURITIES - 2.27%
Avis Budget Rental Car Funding
AESOP LLC, Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	1,260,000	1,301,565
Bank of America Auto Trust,
Series 2010-2, Class A4
1.940%, 06/15/2017	800,000	812,363
Chase Issuance Trust, Series 2008-A4,
Class A4 4.650%, 03/15/2015	845,000	884,981
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261%, 04/25/2037 (S)	900,000	903,600
Ford Credit Auto Owner Trust,
Series 2009-E, Class A3
1.510%, 01/15/2014	328,410	329,569
Hertz Vehicle Financing LLC
Series 2010-1A, Class A2,
3.740%, 02/25/2017 (S)	1,095,000	1,129,990
Series 2009-2A, Class A1,
4.260%, 03/25/2014 (S)	285,000	291,761
LCM LP, Series 8A, Class A
2.167%, 01/14/2021 (P)(S)	1,100,000	1,077,377
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.530%, 06/01/2015	150,028	156,571
Santander Drive Auto Receivables Trust
Series 2010-2, Class A3,
1.240%, 02/17/2014	785,000	785,349
Series 2011-1, Class B,
2.350%, 11/16/2015	945,000	938,268
TOTAL ASSET BACKED SECURITIES (Cost $8,545,603)		$8,611,394

SHORT-TERM INVESTMENTS - 26.43%
Repurchase Agreement - 26.43%
SBCW Tri-Party Repurchase Agreement
dated 12/30/2011 at 0.0400% to be
repurchased at $50,200,223 on
01/03/2012, collateralized by
$51,012,936 Federal National
Mortgage Corp., 5.000% due 09/01/2037
(valued at $51,204,000,
including interest)	50,200,000	50,200,000
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.0600%
to be repurchased at $50,200,335 on
01/03/2012, collateralized by
$51,012,487 Government National
Mortgage Association, 5.00 - 5.500%
due 04/20/2035 - 10/15/2039 (valued at
$51,204,000, including interest)	50,200,000	50,200,000
		100,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $100,400,000)		$100,400,000
Total Investments (Investment Quality Bond Trust)
(Cost $429,405,509) - 118.52%		$450,250,171
Other assets and liabilities, net - (18.52%)		(70,362,402)
TOTAL NET ASSETS - 100.00%		$379,887,769

Money Market Trust
	Shares or
	Principal
	Amount	Value

COMMERCIAL PAPER - 42.52%
Bank of Nova Scotia 0.060%, 01/05/2012 *	$90,000,000	$89,999,400
Bank of Tokyo-Mitsubishi UFJ Ltd 0.170%,
01/03/2012 *	125,000,000	124,998,819
Bank of Tokyo-Mitsubishi UFJ Ltd 0.050%,
01/06/2012 *	6,700,000	6,699,953
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%,
01/04/2012 *	60,000,000	59,999,150
Barclays U.S. Funding Corp. 0.160%,
01/04/2012 *	75,000,000	74,999,000
Barclays U.S. Funding Corp. 0.140%,
01/05/2012 *	50,000,000	49,999,222
Barclays U.S. Funding Corp. 0.050%,
01/04/2012 *	40,000,000	39,999,833
Barclays U.S. Funding LLC 0.160%,
01/03/2012 *	20,000,000	19,999,822
Caisse Centrale Desjardins du Quebec 0.110%,
01/30/2012 *	27,696,000	27,693,546
Deutsche Bank Financial LLC 0.310%,
01/03/2012 *	80,000,000	79,998,622
Deutsche Bank Financial LLC 0.310%,
01/05/2012 *	50,000,000	49,998,278
Deutsche Bank Financial LLC 0.280%,
01/03/2012 *	25,000,000	24,999,611
Deutsche Bank Financial LLC 0.250%,
01/04/2012 *	30,000,000	29,999,375
International Bank for Reconstruction &
Development 0.020%, 01/05/2012 *	60,000,000	59,999,867
International Bank for Reconstruction &
Development 0.020%, 01/13/2012 *	125,000,000	124,999,167
International Business Machines Corp.
0.050%, 01/09/2012 *	50,000,000	49,999,444
JPMorgan Chase & Company 0.010%,
01/03/2012 *	40,000,000	39,999,978
JPMorgan Chase & Company 0.010%,
01/06/2012 *	50,000,000	49,999,931
Nestle Capital Corp. 0.010%, 01/06/2012 *	75,000,000	74,999,896
Old Line Funding LLC 0.240%, 03/12/2012 *	75,000,000	74,964,500
Pfizer, Inc. 0.030%, 01/12/2012 *	100,000,000	99,999,083
The Procter & Gamble Company 0.070%,
01/09/2012 *	3,000,000	2,999,953

The accompanying notes are an integral part of the financial statements.

54

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMERCIAL PAPER (continued)
Toronto-Dominion Holdings USA, Inc.
0.060%, 01/05/2012 *	$50,000,000	$49,999,667
Toronto-Dominion Holdings USA, Inc.
0.060%, 01/06/2012 *	30,000,000	29,999,750
Toyota Motor Credit Corp. 0.280%,
01/31/2012 *	28,900,000	28,893,257
UBS Finance Delaware LLC 0.200%,
01/23/2012 *	100,000,000	99,987,778
UBS Finance Delaware LLC 0.200%,
01/30/2012 *	80,000,000	79,987,111
UBS Finance Delaware LLC 0.130%,
01/04/2012 *	5,300,000	5,299,943
Unilever Capital Corp. 0.060%, 01/09/2012 *	19,550,000	19,549,739
Unilever Capital Corp. 0.050%, 01/05/2012 *	20,000,000	19,999,889
Wal-Mart Stores, Inc. 0.020%, 01/23/2012 *	45,500,000	45,499,444
TOTAL COMMERCIAL PAPER (Cost $1,636,563,028)		$1,636,563,028

CORPORATE INTEREST-BEARING
OBLIGATIONS - 4.38%
General Electric Capital Corp. 5.250%,
10/19/2012 *	32,367,000	33,528,066
JPMorgan Chase & Company 5.375%,
10/01/2012 *	58,030,000	60,063,141
Royal Bank of Canada 0.770%, 11/28/2012 *	75,000,000	75,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $168,591,207)		$168,591,207

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 41.37%
U.S. Government - 12.98%
U.S. Treasury Bill
0.305%, 01/12/2012 *	30,000,000	29,997,204
0.290%, 04/05/2012 *	150,000,000	149,895,764
0.205%, 05/03/2012 *	85,000,000	84,948,451
0.185%, 05/31/2012 *	30,000,000	29,976,721
0.163%, 06/28/2012 *	50,000,000	49,956,493
0.107%, 12/13/2012 *	75,000,000	74,922,286
0.045%, 06/07/2012 *	80,000,000	79,984,200
U.S. Government Agency - 28.39%
Citigroup Funding, Inc.
1.875%, 10/22/2012 (J)*	5,450,000	5,521,120
0.758%, 04/30/2012 (J)(P)*	55,420,000	55,420,000
0.746%, 04/30/2012 (J)(P)*	75,000,000	75,000,000
Citigroup, Inc. 2.125%, 04/30/2012 (J)*	31,485,000	31,690,976
Federal Home Loan Bank
0.330%, 09/18/2012 *	50,000,000	50,000,000
0.170%, 01/19/2012 (P)*	110,000,000	110,000,000
Federal Home Loan Bank Discount Notes
0.020%, 03/16/2012 *	35,000,000	34,998,542
0.005%, 02/15/2012 to 02/29/2012 *	366,980,000	366,977,467
0.001%, 02/08/2012 *	250,000,000	249,999,208
Federal Home Loan Mortgage Corp.
2.125%, 09/21/2012 *	13,636,000	13,822,559
0.210%, 10/12/2012 (P)*	7,000,000	7,001,105
Federal Home Loan Mortgage Corp.
Discount Notes
0.020%, 03/27/2012 *	13,417,000	13,416,359
0.010%, 02/15/2012 *	2,800,000	2,799,965
0.005%, 02/17/2012 to 02/21/2012 *	17,104,000	17,103,883
Federal National Mortgage Association
0.500%, 10/30/2012 *	5,000,000	5,010,601
Federal National Mortgage Association
Discount Notes 0.005%, 02/15/2012 *	45,000,000	44,999,718
JPMorgan Chase & Company
2.125%, 06/22/2012 (J)*	9,000,000	9,082,611
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,592,525,233)		$1,592,525,233

FOREIGN GOVERNMENT
OBLIGATIONS - 0.47%
Province of Ontario, Canada
5.125%, 07/17/2012 *	15,700,000	16,104,052
4.950%, 06/01/2012 *	2,000,000	2,038,795
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $18,142,847)		$18,142,847

CERTIFICATE OF DEPOSIT - 11.82%
Bank of Montreal 0.401%, 10/03/2012 (P)*	75,000,000	75,000,000
Bank of Nova Scotia 0.470%, 10/12/2012 (P)*	90,000,000	90,000,000
National Bank of Canada
0.540%, 10/12/2012 (P)*	90,000,000	90,000,000
Royal Bank of Canada
0.510%, 10/05/2012 (P)*	100,000,000	100,000,000
Toronto-Dominion Bank
0.371%, 11/05/2012 (P)*	100,000,000	100,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $455,000,000)		$455,000,000
Total Investments (Money Market Trust)
(Cost $3,870,822,315) - 100.56%		$3,870,822,315
Other assets and liabilities, net - (0.56%)		(21,391,997)
TOTAL NET ASSETS - 100.00%		$3,849,430,318

Money Market Trust B
	Shares or
	Principal
	Amount	Value

COMMERCIAL PAPER * - 49.64%
Bank of Tokyo-Mitsubishi UFJ Ltd 0.170%,
01/03/2012 *	$25,000,000	$24,999,764
Bank of Tokyo-Mitsubishi UFJ Ltd 0.120%,
01/13/2012 *	2,200,000	2,199,912
Barclays U.S. Funding LLC 0.160%,
01/03/2012 *	26,000,000	25,999,769
Caisse Centrale Desjardins du Quebec 0.110%,
01/17/2012 *	10,000,000	9,999,511
Caisse Centrale Desjardins du Quebec 0.100%,
01/04/2012 *	15,000,000	14,999,875
Deutsche Bank Financial LLC 0.300%,
01/04/2012 *	25,000,000	24,999,375
Govco LLC 0.230%, 01/09/2012 *	6,890,000	6,889,648
Govco LLC 0.220%, 01/05/2012 *	750,000	749,982
Govco LLC 0.150%, 01/18/2012 *	18,000,000	17,998,725
International Business Machines Corp.
0.050%, 01/09/2012 *	10,900,000	10,899,879
Jupiter Securitization Company LLC 0.120%,
01/05/2012 *	20,259,000	20,258,730
Nestle Capital Corp 0.010%, 01/03/2012 *	25,000,000	24,999,986
PepsiCo Inc 0.030%, 01/13/2012 *	19,939,000	19,938,801
Pfizer, Inc. 0.030%, 01/12/2012 *	14,920,000	14,919,863
Rabobank USA Financial Corp. 0.150%,
01/06/2012 *	18,606,000	18,605,612
Rabobank USA Financial Corp. 0.120%,
01/06/2012 *	8,498,000	8,497,858

The accompanying notes are an integral part of the financial statements.

55

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Money Market Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMERCIAL PAPER * (continued)
Scotiabanc Inc. 0.065%, 01/06/2012 *	$10,000,000	$9,999,910
Toronto-Dominion Holdings USA, Inc.
0.060%, 01/06/2012 *	5,000,000	4,999,958
UBS Finance Delaware LLC 0.200%,
01/30/2012 *	25,000,000	24,995,972
Wal-Mart Stores, Inc. 0.020%, 01/23/2012 *	15,000,000	14,999,817
TOTAL COMMERCIAL PAPER (Cost $301,952,947)		$301,952,947

CORPORATE INTEREST-BEARING OBLIGATIONS
* - 3.90%
General Electric Capital Corp. 5.250%,
10/19/2012 *	4,735,000	4,904,853
JPMorgan Chase & Company 5.375%,
10/01/2012 *	8,505,000	8,802,983
Royal Bank Of Canada 0.770%, 11/28/2012 *	10,000,000	10,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $23,707,836)		$23,707,836

U.S. GOVERNMENT & AGENCY
OBLIGATIONS * - 29.42%
U.S. Government - 16.92%
U.S. Treasury Bill
0.305%, 01/12/2012 *	10,000,000	9,999,068
0.290%, 04/05/2012 *	25,000,000	24,982,979
0.205%, 05/03/2012 *	13,000,000	12,991,621
0.185%, 05/31/2012 *	10,000,000	9,992,240
0.163%, 06/28/2012 *	20,000,000	19,983,219
0.107%, 12/13/2012 *	10,000,000	9,989,638
0.045%, 06/07/2012 *	15,000,000	14,997,038
U.S. Government Agency - 12.50%
Citigroup Funding, Inc.
1.875%, 10/22/2012 (J)*	1,000,000	1,013,050
0.746%, 04/30/2012 (J)(P)*	15,000,000	15,000,000
Federal Home Loan Bank
0.400%, 11/13/2012 *	3,000,000	3,000,000
0.330%, 09/18/2012 *	10,000,000	10,000,000
0.170%, 01/19/2012 (P)*	20,000,000	20,000,000
Federal Home Loan Bank Discount
Notes 0.010%, 02/29/2012 *	25,000,000	24,999,590
Federal Home Loan Mortgage Corp.
0.210%, 10/12/2012 (P)*	1,000,000	1,000,158
JPMorgan Chase & Company
2.125%, 06/22/2012 (J)*	1,000,000	1,009,179
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $178,957,780)		$178,957,780

FOREIGN GOVERNMENT
OBLIGATIONS * - 0.55%
Province of Ontario, Canada
5.125%, 07/17/2012 *	2,800,000	2,872,060
4.950%, 06/01/2012 *	500,000	509,699
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,381,759)		$3,381,759

CERTIFICATE OF DEPOSIT - 13.15%
Bank of Montreal 0.401%, 10/03/2012 (P)*	15,000,000	15,000,000
Bank of Nova Scotia 0.470%, 10/12/2012 (P)*	15,000,000	15,000,000
National Bank of Canada
0.540%, 10/12/2012 (P)*	15,000,000	15,000,000
Royal Bank of Canada
0.510%, 10/05/2012 (P)*	15,000,000	15,000,000
Toronto-Dominion Bank
0.371%, 11/05/2012 (P)*	20,000,000	20,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $80,000,000)		$80,000,000
Total Investments (Money Market Trust B)
(Cost $588,000,322) - 96.66%		$588,000,322
Other assets and liabilities, net - 3.34%		20,292,700
TOTAL NET ASSETS - 100.00%		$608,293,022

New Income Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.45%
U.S. Government - 16.00%
U.S. Treasury Bonds
2.625%, 04/30/2016	$24,715,000	26,746,276
4.625%, 02/15/2040	71,035,000	95,619,787
6.750%, 08/15/2026	5,665,000	8,745,344
U.S. Treasury Notes
1.250%, 03/15/2014	45,335,000	46,301,905
1.750%, 08/15/2012 (F)	131,795,000	133,138,650
2.125%, 08/15/2021 (L)	87,235,000	89,429,484
2.250%, 05/31/2014	25,575,000	26,757,844
2.625%, 08/15/2020	15,265,000	16,461,150
U.S. Treasury Strips, PO
3.404%, 05/15/2021	220,000	182,916
		443,383,356
U.S. Government Agency - 36.45%
Federal Home Loan Bank
4.500%, 11/15/2012	825,000	854,705
5.250%, 06/18/2014	510,000	567,757
Federal Home Loan Mortgage Corp.
2.450%, 01/01/2036 (P)	143,297	149,971
2.475%, 07/01/2035 (P)	26,951	28,577
2.476%, 07/01/2035 (P)	49,692	52,693
2.483%, 10/01/2036 (P)	242,667	257,597
2.504%, 02/01/2035 (P)	90,528	96,412
2.535%, 09/01/2032 (P)	2,632	2,804
3.168%, 06/01/2037 (P)	326,456	343,630
3.500%, 11/01/2041	15,128,221	15,552,593
4.000%, 06/01/2026 to 10/01/2041	37,777,236	39,641,024
4.500%, 11/01/2018 to 12/01/2040	56,370,591	59,752,810
4.559%, 06/01/2038 (P)	92,313	97,605
4.683%, 07/01/2038 (P)	136,181	142,513
4.913%, 02/01/2037 (P)	45,148	48,083
4.964%, 11/01/2035 (P)	59,634	63,510
4.983%, 01/01/2037 (P)	48,929	51,744
4.986%, 02/01/2037 (P)	288,494	305,959
5.000%, 10/01/2018 to 05/01/2041	37,864,144	40,751,398
5.008%, 02/01/2037 (P)	122,687	130,441
5.065%, 03/01/2036 (P)	156,980	167,184
5.085%, 09/01/2035 (P)	61,898	65,781
5.125%, 07/15/2012	2,180,000	2,238,808
5.320%, 04/01/2037 (P)	189,660	200,432
5.362%, 02/01/2038 (P)	192,592	205,239
5.372%, 05/01/2037 (P)	63,525	67,578
5.424%, 01/01/2036 (P)	4,945	5,266
5.500%, 03/01/2018 to 12/01/2039	1,541,419	1,668,038
5.925%, 12/01/2036 (P)	177,199	191,559

The accompanying notes are an integral part of the financial statements.

56

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
5.974%, 10/01/2036 (P)	$234,206	$254,918
6.000%, 03/01/2014 to 08/01/2038	1,795,683	1,966,068
6.072%, 11/01/2036 (P)	110,202	118,357
6.090%, 10/01/2036 (P)	200,463	218,192
6.245%, 08/01/2036 (P)	151,509	163,014
6.500%, 05/01/2017 to 03/01/2037	740,859	828,164
7.000%, 02/01/2024 to 06/01/2032	13,080	14,867
7.500%, 05/01/2024 to 06/01/2024	2,166	2,482
10.500%, 05/01/2019	105	121
Federal National Mortgage Association
1.769%, 10/01/2033 (P)	52,501	54,552
2.338%, 07/01/2035 (P)	41,922	44,260
2.381%, 07/01/2036 (P)	298,098	315,956
2.417%, 11/01/2035 (P)	86,117	91,714
2.490%, 08/01/2036 (P)	154,874	163,263
2.648%, 07/01/2027 (P)	742	761
2.943%, 12/01/2036 (P)	117,509	125,147
3.500%, 11/01/2025 to 12/01/2041	9,976,774	10,426,507
3.875%, 07/12/2013	2,155,000	2,272,924
4.000%, 06/01/2025 to 07/01/2041	90,815,825	95,611,023
4.375%, 09/15/2012 to 10/15/2015	1,185,000	1,302,926
4.500%, 05/01/2019 to 08/01/2041	192,597,933	204,985,715
4.625%, 10/15/2014	660,000	733,434
4.711%, 09/01/2035 (P)	240,974	255,779
4.744%, 01/01/2037 (P)	85,993	90,958
4.788%, 05/01/2038 (P)	87,228	92,547
4.863%, 04/01/2038 (P)	104,419	110,908
4.871%, 05/01/2038 (P)	234,302	249,149
4.875%, 12/15/2016	350,000	412,439
4.890%, 05/01/2038 (P)	251,268	266,735
4.909%, 08/01/2038 (P)	98,965	105,147
5.000%, 03/01/2018 to 07/01/2041	159,386,164	172,257,782
5.249%, 12/01/2035 (P)	53,577	57,060
5.268%, 12/01/2035 (P)	12,328	13,129
5.395%, 06/01/2037 (P)	85,300	90,858
5.440%, 09/01/2037 (P)	47,242	50,313
5.445%, 12/01/2035 (P)	14,296	15,225
5.459%, 12/01/2035 (P)	19,174	20,420
5.500%, 07/01/2013 to 05/01/2040	126,651,163	137,880,834
5.546%, 01/01/2019 (P)	448	481
5.733%, 08/01/2037 (P)	79,065	83,557
5.989%, 09/01/2036 (P)	87,730	94,259
6.000%, 09/01/2017 to 04/01/2040	95,393,392	105,065,841
6.500%, 06/01/2013 to 01/01/2039	15,579,649	17,384,556
7.000%, 12/01/2029 to 04/01/2037	36,192	40,492
Government National
Mortgage Association
3.500%, 12/20/2041	15,550,000	16,213,304
4.000%, 02/15/2041	864,544	930,413
4.500%, 01/15/2019 to 11/20/2040	18,427,534	20,127,890
5.000%, 01/15/2019 to 05/20/2040	9,932,765	10,999,079
5.500%, 02/15/2029 to 12/20/2039	18,624,659	20,888,890
6.000%, 05/15/2013 to 07/20/2039	14,997,334	16,846,592
6.500%, 12/15/2014 to 09/15/2038	3,944,998	4,500,692
7.000%, 04/15/2017 to 10/20/2036	1,419,260	1,626,332
9.250%, 10/15/2016 to 12/15/2019	3,264	3,738
9.750%, 07/15/2017 to 02/15/2021	3,050	3,602
10.250%, 11/15/2020	1,666	2,005
11.750%, 08/15/2013	472	501
12.000%, 12/15/2012	36	38
12.250%, 03/15/2014 to 06/20/2015	451	497
12.750%, 12/20/2013 to 11/20/2014		591	655
			1,010,178,773
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,415,275,786)			$1,453,562,129

FOREIGN GOVERNMENT
OBLIGATIONS - 2.32%
Bermuda - 0.04%
Government of Bermuda
5.603%, 07/20/2020 (S)		1,000,000	1,120,000
Brazil - 0.79%
Federative Republic of Brazil
4.875%, 01/22/2021		1,000,000	1,117,500
5.625%, 01/07/2041		2,250,000	2,610,000
6.000%, 05/15/2015 to 05/15/2017	BRL	13,011,000	15,261,030
10.000%, 01/01/2017 to 01/01/2021		5,833,000	2,961,262
			21,949,792
Chile - 0.07%
Republic of Chile
3.875%, 08/05/2020		$1,820,000	1,970,150
Mexico - 1.02%
Government of Mexico
5.625%, 01/15/2017		4,100,000	4,715,000
8.500%, 12/13/2018 to 11/18/2038	MXN	295,750,000	23,579,768
			28,294,768
Netherlands - 0.01%
MDC-GMTN B.V.
5.750%, 05/06/2014 (S)		$350,000	376,650
Poland - 0.08%
Republic of Poland
3.875%, 07/16/2015		2,190,000	2,227,887
South Africa - 0.21%
Republic of South Africa
5.500%, 03/09/2020		3,715,000	4,160,800
6.500%, 06/02/2014		1,360,000	1,489,200
			5,650,000
Sweden - 0.10%
Svensk Exportkredit AB
5.125%, 03/01/2017		2,420,000	2,696,657
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $64,796,615)			$64,285,904

CORPORATE BONDS - 28.02%
Consumer Discretionary - 2.51%
ACE Hardware Corp.
9.125%, 06/01/2016 (S)		1,175,000	1,245,500
Advance Auto Parts, Inc.
5.750%, 05/01/2020		1,485,000	1,625,763
Banque PSA Finance
4.375%, 04/04/2016 (S)		4,000,000	3,707,564
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		2,175,000	2,435,713
9.500%, 11/15/2018 (S)		590,000	763,377
COX Communications, Inc.
8.375%, 03/01/2039 (S)		2,615,000	3,495,627
DIRECTV Holdings LLC
3.550%, 03/15/2015		830,000	864,053

The accompanying notes are an integral part of the financial statements.

57

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
DIRECTV Holdings LLC (continued)
5.875%, 10/01/2019	$1,750,000	$1,969,216
Ford Motor Credit Company LLC
3.875%, 01/15/2015	2,870,000	2,859,694
General Motors Financial Company, Inc.
6.750%, 06/01/2018 (S)	1,400,000	1,428,000
Grupo Televisa SAB
6.625%, 01/15/2040	1,865,000	2,103,011
Historic TW, Inc.
6.875%, 06/15/2018	3,120,000	3,717,411
Hyatt Hotels Corp.
3.875%, 08/15/2016	4,495,000	4,596,614
5.750%, 08/15/2015 (S)	4,020,000	4,305,613
Kohl’s Corp.
4.000%, 11/01/2021	1,305,000	1,336,500
NBCUniversal Media LLC
5.150%, 04/30/2020	3,120,000	3,472,541
News America, Inc.
4.500%, 02/15/2021	3,155,000	3,306,809
6.150%, 03/01/2037	3,620,000	3,950,253
6.400%, 12/15/2035	1,795,000	1,963,701
7.850%, 03/01/2039	190,000	230,995
Nielsen Finance LLC
11.500%, 05/01/2016	146,000	167,170
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	3,970,000	4,222,718
Omnicom Group, Inc.
4.450%, 08/15/2020	575,000	592,492
6.250%, 07/15/2019	4,850,000	5,527,079
QVC, Inc.
7.500%, 10/01/2019 (S)	400,000	429,000
Speedway Motorsports, Inc.
8.750%, 06/01/2016	200,000	218,000
TCM Sub LLC
3.550%, 01/15/2015 (S)	2,865,000	2,970,690
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	1,450,000	1,656,625
Time Warner Cable, Inc.
5.500%, 09/01/2041	2,660,000	2,797,674
Unitymedia Hessen GmbH & Company
KG
8.125%, 12/01/2017 (S)	500,000	528,125
WPP Finance 2010
4.750%, 11/21/2021 (S)	970,000	962,556
		69,450,084
Consumer Staples - 1.16%
Altria Group, Inc.
4.125%, 09/11/2015	3,475,000	3,773,099
4.750%, 05/05/2021	4,490,000	4,941,779
9.250%, 08/06/2019	1,280,000	1,718,228
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	1,405,000	1,455,192
8.500%, 06/15/2019	1,365,000	1,661,058
Bunge NA Finance LP
5.900%, 04/01/2017	870,000	950,286
Coca-Cola Bottling Company
5.000%, 11/15/2012	590,000	609,288
Delhaize Group SA
6.500%, 06/15/2017	3,055,000	3,591,452
Dr Pepper Snapple Group, Inc.
3.200%, 11/15/2021	1,415,000	1,435,168
Pernod-Ricard SA
4.450%, 01/15/2022 (S)	1,830,000	1,916,306
Philip Morris International, Inc.
4.375%, 11/15/2041	2,170,000	2,250,396
Reynolds American, Inc.
7.625%, 06/01/2016	1,125,000	1,341,746
Safeway, Inc.
3.400%, 12/01/2016	2,225,000	2,282,401
The Kroger Company
5.400%, 07/15/2040	1,715,000	1,844,057
Wesfarmers, Ltd.
2.983%, 05/18/2016 (S)	2,345,000	2,364,135
		32,134,591
Energy - 4.51%
Antero Resources Finance Corp.
7.250%, 08/01/2019 (S)	675,000	691,875
Apache Corp.
5.100%, 09/01/2040	4,490,000	5,236,754
Boardwalk Pipelines LP
5.500%, 02/01/2017	320,000	349,001
5.750%, 09/15/2019	415,000	458,686
BP Capital Markets PLC
3.125%, 10/01/2015	2,800,000	2,933,305
Buckeye Partners LP
4.875%, 02/01/2021	2,305,000	2,425,240
5.500%, 08/15/2019	2,465,000	2,700,780
Canadian Natural Resources, Ltd.
5.150%, 02/01/2013	275,000	286,889
6.250%, 03/15/2038	4,125,000	5,208,704
6.450%, 06/30/2033	65,000	83,323
CenterPoint Energy Resources Corp.
5.850%, 01/15/2041	1,035,000	1,190,490
Chesapeake Energy Corp.
9.500%, 02/15/2015	1,000,000	1,145,000
Colorado Interstate Gas Company
5.950%, 03/15/2015	125,000	134,836
Complete Production Services, Inc.
8.000%, 12/15/2016	1,450,000	1,508,000
Concho Resources, Inc.
8.625%, 10/01/2017	500,000	546,250
DCP Midstream LLC
9.700%, 12/01/2013 (S)	740,000	835,047
DCP Midstream Operating LP
3.250%, 10/01/2015	1,085,000	1,095,152
Diamond Offshore Drilling, Inc.
4.875%, 07/01/2015	220,000	238,725
5.700%, 10/15/2039	1,880,000	2,092,376
5.875%, 05/01/2019	200,000	232,157
El Paso Natural Gas Company
5.950%, 04/15/2017	98,000	110,066
Enbridge Energy Partners LP
5.200%, 03/15/2020	465,000	516,406
5.500%, 09/15/2040	1,645,000	1,829,607
Ensco PLC
3.250%, 03/15/2016	4,465,000	4,555,836
Enterprise Products Operating LLC
3.200%, 02/01/2016	4,530,000	4,690,715
5.950%, 02/01/2041	1,250,000	1,398,416
7.550%, 04/15/2038	520,000	666,574
EQT Corp.
4.875%, 11/15/2021	4,800,000	4,843,445
Gazprom OAO
4.950%, 05/23/2016 (S)	2,475,000	2,478,094
7.288%, 08/16/2037	140,000	144,550
8.625%, 04/28/2034	2,365,000	2,772,963

The accompanying notes are an integral part of the financial statements.

58

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Hess Corp.
6.000%, 01/15/2040	$2,325,000	$2,745,567
7.875%, 10/01/2029	1,724,000	2,312,932
8.125%, 02/15/2019	290,000	372,157
Inergy LP
7.000%, 10/01/2018	1,775,000	1,801,625
Kinder Morgan Energy Partners LP
4.150%, 03/01/2022	870,000	884,543
Kinder Morgan Kansas, Inc.
6.500%, 09/01/2012	139,000	142,128
Magellan Midstream Partners LP
4.250%, 02/01/2021	455,000	476,706
6.550%, 07/15/2019	355,000	419,745
Marathon Oil Corp.
5.900%, 03/15/2018	580,000	678,809
6.600%, 10/01/2037	3,330,000	4,031,894
Nabors Industries, Inc.
9.250%, 01/15/2019	3,790,000	4,766,137
National Gas Company of Trinidad &
Tobago, Ltd.
6.050%, 01/15/2036 (S)	100,000	95,000
Noble Energy, Inc.
6.000%, 03/01/2041	2,665,000	3,077,390
NuStar Logistics LP
4.800%, 09/01/2020	2,290,000	2,384,025
7.650%, 04/15/2018	185,000	219,583
Pemex Project Funding Master Trust
5.750%, 03/01/2018	2,645,000	2,909,500
6.625%, 06/15/2035	2,340,000	2,652,975
Petrobras International Finance Company
5.750%, 01/20/2020	1,805,000	1,930,942
5.875%, 03/01/2018	2,680,000	2,932,145
7.875%, 03/15/2019	2,366,000	2,823,490
Petrohawk Energy Corp.
7.250%, 08/15/2018	1,920,000	2,160,000
Petroleos Mexicanos
5.500%, 01/21/2021	985,000	1,068,725
6.500%, 06/02/2041	1,775,000	1,996,875
8.000%, 05/03/2019	200,000	249,500
Plains All American Pipeline LP
4.250%, 09/01/2012	295,000	300,935
5.750%, 01/15/2020	2,165,000	2,415,456
6.500%, 05/01/2018	1,315,000	1,529,078
Reliance Holdings USA, Inc.
4.500%, 10/19/2020 (S)	1,690,000	1,534,997
Rowan Companies, Inc.
5.000%, 09/01/2017	2,495,000	2,622,285
7.875%, 08/01/2019	360,000	421,904
SeaRiver Maritime, Inc.
- 09/01/2012 (Z)	475,000	471,643
Southeast Supply Header LLC
4.850%, 08/15/2014 (S)	440,000	468,907
Southern Natural Gas Company
5.900%, 04/01/2017 (S)	98,000	112,027
Swift Energy Company
8.875%, 01/15/2020	250,000	262,500
Talisman Energy, Inc.
3.750%, 02/01/2021	3,815,000	3,749,191
Transocean, Inc.
5.050%, 12/15/2016	1,940,000	1,981,314
Valero Energy Corp.
6.125%, 06/15/2017	1,880,000	2,099,764
9.375%, 03/15/2019	150,000	192,299
Weatherford International, Ltd.
6.750%, 09/15/2040	2,095,000	2,372,353
9.625%, 03/01/2019	2,035,000	2,631,131
Williams Partners LP
4.125%, 11/15/2020	2,275,000	2,333,909
6.300%, 04/15/2040	2,365,000	2,878,200
		124,909,548
Financials - 8.96%
Aflac, Inc.
8.500%, 05/15/2019	1,375,000	1,684,653
American International Group, Inc.
4.250%, 09/15/2014	1,675,000	1,626,844
5.450%, 05/18/2017	810,000	774,245
Ameriprise Financial, Inc.
7.300%, 06/28/2019	3,000,000	3,596,574
BAA Funding, Ltd.
4.875%, 07/15/2021 (S)	4,280,000	4,393,852
Bank of America Corp.
5.650%, 05/01/2018	18,175,000	17,311,778
5.750%, 08/15/2016	205,000	190,428
Bank One Corp.
5.250%, 01/30/2013	180,000	186,135
Barclays Bank PLC
5.125%, 01/08/2020	3,205,000	3,291,166
5.200%, 07/10/2014	1,750,000	1,804,147
6.750%, 05/22/2019	380,000	421,153
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	3,280,000	3,572,940
4.600%, 05/15/2013	425,000	447,080
BPCE SA
2.375%, 10/04/2013 (S)	4,320,000	4,184,140
Capital One Financial Corp.
2.125%, 07/15/2014	3,110,000	3,070,503
7.375%, 05/23/2014	320,000	351,627
Citigroup, Inc.
5.375%, 08/09/2020	2,650,000	2,723,983
6.125%, 05/15/2018	12,005,000	12,774,244
6.500%, 08/19/2013	3,635,000	3,784,369
8.500%, 05/22/2019	950,000	1,117,917
CNA Financial Corp.
5.875%, 08/15/2020	2,665,000	2,736,697
Commonwealth Bank of Australia
3.500%, 03/19/2015 (S)	3,465,000	3,538,507
3.750%, 10/15/2014 (S)	2,050,000	2,112,394
Discover Bank
8.700%, 11/18/2019	1,500,000	1,709,780
E*Trade Financial Corp.
7.875%, 12/01/2015	675,000	678,375
Federal Realty Investment Trust
5.900%, 04/01/2020	720,000	779,028
Fifth Third Bancorp
3.625%, 01/25/2016	2,780,000	2,821,097
6.250%, 05/01/2013	1,655,000	1,739,921
8.250%, 03/01/2038	1,900,000	2,321,671
General Electric Capital Corp.
2.100%, 01/07/2014	11,620,000	11,795,102
4.625%, 01/07/2021	5,620,000	5,828,339
5.300%, 02/11/2021	3,335,000	3,563,664
5.875%, 01/14/2038	695,000	735,111
6.875%, 01/10/2039	6,270,000	7,498,569
HBOS PLC
6.000%, 11/01/2033 (S)	390,000	238,293
Health Care REIT, Inc.
4.700%, 09/15/2017	2,440,000	2,423,842

The accompanying notes are an integral part of the financial statements.

59

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Hospitality Properties Trust
7.875%, 08/15/2014	$235,000	$255,382
HSBC Bank USA NA
4.625%, 04/01/2014	100,000	102,190
HSBC Holdings PLC
5.100%, 04/05/2021	5,570,000	5,916,454
6.500%, 05/02/2036	2,375,000	2,395,912
Janus Capital Group, Inc.
6.700%, 06/15/2017	625,000	663,393
Jefferies Group, Inc.
5.875%, 06/08/2014	176,000	174,240
8.500%, 07/15/2019	2,220,000	2,253,300
JPMorgan Chase & Company
4.650%, 06/01/2014	5,565,000	5,876,690
6.000%, 01/15/2018	5,010,000	5,588,124
KeyCorp
3.750%, 08/13/2015	4,175,000	4,330,064
5.100%, 03/24/2021	1,195,000	1,240,503
Kilroy Realty LP
4.800%, 07/15/2018	2,390,000	2,359,939
6.625%, 06/01/2020	2,330,000	2,499,892
Lincoln National Corp.
4.850%, 06/24/2021	2,210,000	2,250,646
MassMutual Global Funding II
3.625%, 07/16/2012 (S)	386,000	391,797
Merrill Lynch & Company, Inc.
7.750%, 05/14/2038	435,000	412,722
MetLife, Inc.
4.750%, 02/08/2021	2,345,000	2,535,862
Morgan Stanley
4.000%, 07/24/2015	5,080,000	4,764,557
4.200%, 11/20/2014	7,640,000	7,369,315
6.625%, 04/01/2018	2,390,000	2,359,396
Nuveen Investments, Inc.
10.500%, 11/15/2015	1,942,000	1,927,435
Ohio National Financial Services, Inc.
6.350%, 04/01/2013 (S)	15,000	15,674
PNC Funding Corp.
3.625%, 02/08/2015	4,370,000	4,591,004
Pricoa Global Funding I
5.450%, 06/11/2014 (S)	650,000	702,642
Principal Financial Group, Inc.
6.050%, 10/15/2036	180,000	188,854
7.875%, 05/15/2014	785,000	875,338
8.875%, 05/15/2019	200,000	248,939
ProLogis LP
4.500%, 08/15/2017	2,665,000	2,660,565
6.625%, 12/01/2019	1,825,000	1,985,843
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,565,707
Prudential Financial, Inc.
4.500%, 11/16/2021	1,870,000	1,888,032
4.750%, 09/17/2015	3,675,000	3,881,068
5.375%, 06/21/2020	1,705,000	1,824,122
Raymond James Financial, Inc.
4.250%, 04/15/2016	900,000	919,638
RCI Banque SA
4.600%, 04/12/2016 (S)	3,215,000	3,060,892
Regency Centers LP
6.000%, 06/15/2020	1,065,000	1,177,935
Regions Financial Corp.
5.750%, 06/15/2015	800,000	764,000
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	1,720,000	1,781,566
5.625%, 03/15/2017	2,275,000	2,476,499
6.450%, 11/15/2019	705,000	791,783
Simon Property Group LP
2.800%, 01/30/2017	2,210,000	2,257,897
SLM Corp.
5.125%, 08/27/2012	1,320,000	1,326,799
5.375%, 05/15/2014	350,000	350,284
6.250%, 01/25/2016	2,335,000	2,271,138
8.450%, 06/15/2018	1,075,000	1,107,250
Standard Chartered PLC
3.850%, 04/27/2015 (S)	1,270,000	1,278,406
Sun Life Financial Global Funding LP
0.833%, 10/06/2013 (S)	250,000	246,975
SunTrust Banks, Inc.
3.600%, 04/15/2016	2,215,000	2,256,062
The Goldman Sachs Group, Inc.
6.250%, 02/01/2041	2,450,000	2,399,405
6.750%, 10/01/2037	6,180,000	5,741,863
The Royal Bank of Scotland PLC
3.400%, 08/23/2013	4,040,000	3,930,851
The Toronto-Dominion Bank
2.500%, 07/14/2016	3,480,000	3,549,948
The Travelers Companies, Inc.
3.900%, 11/01/2020	1,155,000	1,229,683
U.S. Bancorp
3.442%, 02/01/2016	3,545,000	3,662,017
UBS AG
4.875%, 08/04/2020	1,120,000	1,111,974
Unum Group
5.625%, 09/15/2020	1,040,000	1,070,492
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	555,000	614,571
Ventas Realty LP
3.125%, 11/30/2015	835,000	816,689
6.500%, 06/01/2016	225,000	232,011
Wachovia Bank NA
4.875%, 02/01/2015	2,310,000	2,447,925
WEA Finance LLC
7.500%, 06/02/2014 (S)	60,000	65,782
Wells Fargo & Company
4.600%, 04/01/2021	4,105,000	4,500,172
WPP Finance UK
8.000%, 09/15/2014	80,000	89,124
		248,453,400
Health Care - 1.61%
AmerisourceBergen Corp.
3.500%, 11/15/2021	1,180,000	1,211,261
Amgen, Inc.
2.500%, 11/15/2016	2,165,000	2,191,467
Biomet, Inc.
11.625%, 10/15/2017	3,835,000	4,160,975
Boston Scientific Corp.
4.500%, 01/15/2015	2,145,000	2,251,310
Cardinal Health, Inc.
4.625%, 12/15/2020	3,090,000	3,311,324
Community Health Systems, Inc.
8.000%, 11/15/2019 (S)	4,150,000	4,191,500
Express Scripts, Inc.
3.125%, 05/15/2016	2,780,000	2,795,977
6.250%, 06/15/2014	1,380,000	1,504,386
Gilead Sciences Inc
3.050%, 12/01/2016	1,120,000	1,146,563
HCA, Inc.
8.500%, 04/15/2019	200,000	219,000

The accompanying notes are an integral part of the financial statements.

60

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Life Technologies Corp.
3.500%, 01/15/2016	$2,860,000	$2,872,484
Medco Health Solutions, Inc.
2.750%, 09/15/2015	1,275,000	1,282,436
Medtronic, Inc.
3.000%, 03/15/2015	4,145,000	4,377,895
Novant Health Inc
5.850%, 11/01/2019	1,445,000	1,683,346
Teva Pharmaceutical Finance
Company BV
3.650%,11/10/2021	2,165,000	2,201,192
United Surgical Partners International, Inc.
8.875%, 05/01/2017	10,000	9,975
UnitedHealth Group, Inc.
3.875%, 10/15/2020	1,240,000	1,316,470
4.625%, 11/15/2041	2,165,000	2,271,557
4.700%, 02/15/2021	1,445,000	1,623,878
Universal Hospital Services, Inc.
4.121%, 06/01/2015 (P)	315,000	284,288
WellPoint, Inc.
4.350%, 08/15/2020	1,970,000	2,127,310
6.000%, 02/15/2014	1,390,000	1,515,289
		44,549,883
Industrials - 1.95%
Canadian National Railway Company
2.850%, 12/15/2021	1,080,000	1,094,198
Canadian Pacific Railway Company
7.250%, 05/15/2019	425,000	498,178
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	1,523,146	1,675,460
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	407,818	434,326
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	1,050,000	1,065,750
Cooper US, Inc.
2.375%, 01/15/2016	2,155,000	2,195,960
CSX Corp.
5.750%, 03/15/2013	290,000	305,300
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	644,775	693,133
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	967,516	979,610
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	640,000	646,400
Delta Air Lines, Inc.
9.500%, 09/15/2014 (S)	397,000	408,910
Embraer Overseas, Ltd.
6.375%, 01/15/2020	440,000	469,700
Emerson Electric Company
5.250%, 11/15/2039	2,500,000	3,009,135
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)	1,565,000	1,558,660
5.250%, 10/01/2020 (S)	3,300,000	3,556,625
GATX Corp.
3.500%, 07/15/2016	1,590,000	1,597,740
4.850%, 06/01/2021	2,730,000	2,796,631
GATX Financial Corp.
5.500%, 02/15/2012	285,000	285,766
International Lease Finance Corp.
6.625%, 11/15/2013	695,000	691,525
L-3 Communications Corp.
4.750%, 07/15/2020	4,270,000	4,217,513
PACCAR Financial Corp.
2.050%, 06/17/2013	5,060,000	5,135,085
Republic Services, Inc.
5.700%, 05/15/2041	3,950,000	4,522,130
Roper Industries, Inc.
6.250%, 09/01/2019	2,835,000	3,348,770
Southwest Airlines Company
5.125%, 03/01/2017	3,710,000	3,910,915
6.500%, 03/01/2012	160,000	161,284
Union Pacific Corp.
4.750%, 09/15/2041	3,475,000	3,777,843
Valmont Industries, Inc.
6.625%, 04/20/2020	2,505,000	2,898,430
Verisk Analytics, Inc.
5.800%, 05/01/2021	2,000,000	2,152,208
		54,087,185
Information Technology - 0.75%
Advanced Micro Devices, Inc.
8.125%, 12/15/2017	300,000	311,250
Affiliated Computer Services, Inc.
5.200%, 06/01/2015	1,095,000	1,175,665
Agilent Technologies, Inc.
5.000%, 07/15/2020	1,200,000	1,343,202
Broadcom Corp.
2.375%, 11/01/2015	655,000	670,611
Equinix, Inc.
7.000%, 07/15/2021	3,875,000	4,088,125
Fidelity National Information
Services, Inc.
7.625%, 07/15/2017	3,755,000	4,064,788
Fiserv, Inc.
3.125%, 06/15/2016	1,215,000	1,237,360
Hewlett-Packard Company
3.000%, 09/15/2016	4,470,000	4,502,510
4.650%, 12/09/2021	1,195,000	1,260,319
International Business Machines Corp.
6.500%, 10/15/2013	375,000	413,606
Xerox Corp.
6.350%, 05/15/2018	485,000	546,189
8.250%, 05/15/2014	1,100,000	1,241,354
		20,854,979
Materials - 2.10%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	4,760,000	5,057,581
9.375%, 06/01/2019	270,000	344,715
ArcelorMittal
3.750%, 08/05/2015	3,995,000	3,819,755
5.375%, 06/01/2013	2,100,000	2,149,999
Ashland, Inc.
9.125%, 06/01/2017	350,000	390,250
Barrick North America Finance LLC
5.700%, 05/30/2041	4,165,000	4,924,200
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021	1,998,000	2,074,841
5.125%, 07/09/2013	70,000	73,039
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	3,390,000	3,376,538
Corp. Nacional del Cobre de Chile
7.500%, 01/15/2019 (S)	260,000	331,051

The accompanying notes are an integral part of the financial statements.

61

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Ecolab, Inc.
3.000%, 12/08/2016	$4,000,000	$4,138,584
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/2017	4,940,000	5,248,750
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	1,745,000	1,797,601
International Paper Company
4.750%, 02/15/2022	3,400,000	3,612,609
9.375%, 05/15/2019	400,000	519,639
Newcrest Finance Pty, Ltd.
4.450%, 11/15/2021 (S)	1,615,000	1,592,358
Novelis, Inc.
8.750%, 12/15/2020	4,070,000	4,365,075
Rock-Tenn Company
9.250%, 03/15/2016	250,000	265,000
Steel Dynamics, Inc.
7.625%, 03/15/2020	1,200,000	1,266,000
Teck Resources, Ltd.
9.750%, 05/15/2014	675,000	793,325
10.250%, 05/15/2016	825,000	948,750
The Dow Chemical Company
2.500%, 02/15/2016	1,360,000	1,366,183
8.550%, 05/15/2019	4,625,000	6,049,273
Vale Overseas, Ltd.
6.250%, 01/23/2017	3,335,000	3,759,089
		58,264,205
Telecommunication Services - 1.71%
America Movil SAB de CV
2.375%, 09/08/2016	620,000	618,409
5.625%, 11/15/2017	115,000	132,231
5.750%, 01/15/2015	280,000	310,001
American Tower Corp.
5.050%, 09/01/2020	3,410,000	3,414,982
5.900%, 11/01/2021	4,415,000	4,640,028
7.250%, 05/15/2019	2,303,000	2,606,941
AT&T, Inc.
5.550%, 08/15/2041	2,575,000	3,025,695
6.450%, 06/15/2034	385,000	462,312
CC Holdings GS V LLC
7.750%, 05/01/2017 (S)	900,000	969,750
Clearwire Communications LLC
12.000%, 12/01/2015 (S)	250,000	239,375
Cricket Communications, Inc.
10.000%, 07/15/2015	300,000	300,000
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	3,988,000	4,398,700
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	1,145,000	1,140,349
Qwest Corp.
3.796%, 06/15/2013 (P)	125,000	125,368
7.500%, 10/01/2014	175,000	192,773
8.375%, 05/01/2016	550,000	630,117
SBA Telecommunications, Inc.
8.000%, 08/15/2016	150,000	161,625
8.250%, 08/15/2019	125,000	135,938
SBA Tower Trust
4.254%, 04/15/2015 (S)	5,420,000	5,572,784
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	3,955,000	4,152,750
Telecom Italia Capital SA
5.250%, 11/15/2013	1,180,000	1,133,646
6.175%, 06/18/2014	4,825,000	4,641,515
Telefonica Emisiones SAU
3.992%, 02/16/2016	3,730,000	3,587,070
5.855%, 02/04/2013	50,000	50,843
5.877%, 07/15/2019	1,440,000	1,422,680
6.221%, 07/03/2017	3,080,000	3,157,296
Windstream Corp.
8.125%, 08/01/2013	125,000	133,750
		47,356,928
Utilities - 2.76%
AGL Capital Corp.
5.250%, 08/15/2019	430,000	480,568
Allegheny Energy Supply Company LLC
6.750%, 10/15/2039 (S)	430,000	468,540
Appalachian Power Company
5.650%, 08/15/2012	350,000	359,837
6.375%, 04/01/2036	2,010,000	2,484,784
Centrais Eletricas Brasileiras SA
5.750%, 10/27/2021 (S)	3,520,000	3,657,280
Constellation Energy Group, Inc.
5.150%, 12/01/2020	4,000,000	4,333,004
Consumers Energy Company
6.000%, 02/15/2014	165,000	180,183
EDF SA
4.600%, 01/27/2020 (S)	2,900,000	2,963,043
EDP Finance BV
5.375%, 11/02/2012 (S)	2,225,000	2,197,499
Electricite de France
6.950%, 01/26/2039 (S)	1,875,000	2,202,919
Enel Finance International NV
5.125%, 10/07/2019 (S)	3,745,000	3,344,555
Enogex LLC
6.250%, 03/15/2020 (S)	1,500,000	1,697,061
Exelon Generation Company LLC
6.250%, 10/01/2039	945,000	1,149,315
FirstEnergy Corp.
7.375%, 11/15/2031	3,630,000	4,457,527
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	2,720,000	2,903,445
GenOn Energy, Inc.
7.875%, 06/15/2017	200,000	193,000
Georgia Power Company
4.750%, 09/01/2040	3,370,000	3,720,766
Iberdrola Finance Ireland, Ltd.
3.800%, 09/11/2014 (S)	2,325,000	2,321,550
Korea Hydro & Nuclear Power
Company, Ltd.
3.125%, 09/16/2015 (S)	2,315,000	2,318,308
LG&E and KU Energy LLC
2.125%, 11/15/2015	2,690,000	2,649,809
Massachusetts Electric Company
5.900%, 11/15/2039 (S)	1,750,000	2,193,076
Monongahela Power Company
5.700%, 03/15/2017 (S)	265,000	298,733
Nevada Power Company
6.650%, 04/01/2036	1,400,000	1,872,389
6.750%, 07/01/2037	245,000	333,776
7.125%, 03/15/2019	915,000	1,142,316
NiSource Finance Corp.
5.950%, 06/15/2041	2,725,000	2,919,271
6.150%, 03/01/2013	102,000	107,130
6.250%, 12/15/2040	1,315,000	1,431,330
Northeast Utilities
5.650%, 06/01/2013	625,000	661,067
Northern States Power Company
5.350%, 11/01/2039	835,000	1,034,987

The accompanying notes are an integral part of the financial statements.

62

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
NSTAR Electric Company
5.500%, 03/15/2040	$3,455,000	$4,240,923
Ohio Power Company
5.750%, 09/01/2013	195,000	208,543
Oncor Electric Delivery Company LLC
4.550%, 12/01/2041 (S)	1,970,000	2,009,851
PacifiCorp
6.250%, 10/15/2037	3,000,000	3,947,160
Pennsylvania Electric Company
6.150%, 10/01/2038	1,375,000	1,623,310
Piedmont Natural Gas Company, Inc.
6.000%, 12/19/2033	10,000	12,036
Public Service Company of Oklahoma
5.150%, 12/01/2019	885,000	986,513
Public Service Electric & Gas Company
5.375%, 11/01/2039	1,945,000	2,400,035
San Diego Gas & Electric Company
6.000%, 06/01/2039	750,000	1,025,154
Southern California Edison Company
5.750%, 03/15/2014	160,000	176,263
Tampa Electric Company
6.150%, 05/15/2037	235,000	298,433
TECO Finance, Inc.
5.150%, 03/15/2020	3,015,000	3,348,996
6.572%, 11/01/2017	35,000	41,566
		76,395,851
TOTAL CORPORATE BONDS (Cost $737,719,784)		$776,456,654
Municipal Bonds - 2.13%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	1,500,000	1,949,085
Chicago Metropolitan Water Reclamation
District (Illinois) 5.720%, 12/01/2038	2,235,000	2,787,961
Chicago Transit Authority, Series A
(Illinois) 6.899%, 12/01/2040	260,000	307,031
City of Chicago (Illinois)
6.395%, 01/01/2040	1,925,000	2,354,140
City of Houston (Texas)
5.000%, 03/01/2019	1,365,000	1,687,317
City of New York 5.846%, 06/01/2040	2,400,000	2,858,568
Commonwealth of Massachusetts,
Series B 5.250%, 08/01/2020	3,500,000	4,473,245
Commonwealth of Massachusetts,
Series D 4.500%, 08/01/2031	2,780,000	2,947,940
District of Columbia
5.250%, 12/01/2034	2,610,000	2,904,382
5.591%, 12/01/2034	375,000	456,930
East Bay Municipal Utility District
(California) 5.874%, 06/01/2040	860,000	1,072,575
Kansas Development Finance Authority
5.501%, 05/01/2034	110,000	119,859
Los Angeles Department of Airports
(California) 7.053%, 05/15/2040	2,600,000	3,355,638
Maryland State Transportation Authority
5.754%, 07/01/2041	3,770,000	4,696,138
5.888%, 07/01/2043	1,070,000	1,357,327
Metropolitan Transportation Authority
(New York) 7.336%, 11/15/2039	2,150,000	3,025,373
New York City Housing
Development Corp. (New York)
6.420%, 11/01/2027	80,000	82,042
New York City Municipal Water Finance
Authority (New York)
5.952%, 06/15/2042	840,000	1,044,389
New York City Transitional Finance
Authority (New York)
5.508%, 08/01/2037	2,630,000	3,074,680
Regional Transportation District
(Colorado) 5.000%, 11/01/2038	2,630,000	2,856,627
San Diego County Water Authority
(California) 6.138%, 05/01/2049	840,000	1,072,453
State of Oregon 5.892%, 06/01/2027	60,000	70,550
State of Washington, Series B
5.000%, 07/01/2022	1,005,000	1,247,557
5.000%, 07/01/2023	780,000	953,261
State of Washington, Series C
5.000%, 06/01/2022	595,000	737,973
5.000%, 06/01/2023	605,000	738,784
Texas Transportation Commission
5.178%, 04/01/2030	3,885,000	4,584,883
Tompkins County Industrial Development
Agency (New York)
5.000%, 07/01/2037	2,665,000	2,909,674
Utah Transit Authority
5.937%, 06/15/2039	2,155,000	2,749,780
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	515,000	595,041
TOTAL MUNICIPAL BONDS (Cost $51,398,284)		$59,071,203

TERM LOANS (M) - 2.94%
Consumer Discretionary - 0.92%
Allison Transmission, Inc.
2.780%, 08/07/2014	2,379,855	2,318,234
CCM Merger, Inc.
7.000%, 03/01/2017	695,985	687,865
CCO Holdings LLC
2.760%, 09/05/2014	1,300,000	1,252,875
Charter Communications Operating LLC
7.250%, 03/06/2014	82,049	81,639
Federal-Mogul Corp.
2.209%, 12/29/2014	1,950,219	1,799,890
2.216%, 12/28/2015	996,072	919,292
Interactive Data Corp.
4.500%, 02/12/2018	2,654,938	2,615,113
Las Vegas Sands LLC
2.930%, 11/23/2016	1,979,899	1,895,753
Michaels Stores, Inc.
5.015%, 07/29/2016	1,262,840	1,237,979
OSI Restaurant Partners LLC
0.942%, 06/14/2013	53,615	50,636
2.739%, 06/14/2014	598,881	565,609
The Goodyear Tire & Rubber Company
1.930%, 04/30/2014	750,000	722,813
The ServiceMaster Company
2.800%, 07/24/2014	266,809	253,876
2.834%, 07/24/2014	2,679,206	2,549,340
TWCC Holding Corp.
4.250%, 02/13/2017	4,452,569	4,435,872
Univision Communications, Inc.
4.546%, 03/31/2017	4,480,742	4,083,076
		25,469,862
Consumer Staples - 0.47%
Del Monte Corp.
4.500%, 03/08/2018	4,422,775	4,190,579
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	4,647,513	4,565,214
Pinnacle Foods Finance LLC
2.797%, 04/02/2014	1,204,474	1,172,465

The accompanying notes are an integral part of the financial statements.

63

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Consumer Staples (continued)
Pinnacle Foods Finance LLC (continued)
6.096%, 04/02/2014	$318,647	$318,965
Reynolds Consumer Products
Holdings, Inc.
6.500%, 02/09/2018	2,949,771	2,915,666
		13,162,889
Energy - 0.11%
MEG Energy Corp.
4.000%, 03/16/2018	2,992,500	2,983,148
Financials - 0.05%
HUB International Holdings, Inc.
3.079%, 06/13/2014	240,585	229,759
Nuveen Investments, Inc.
3.514%, 11/13/2014	522,867	497,247
6.013%, 05/12/2017	610,942	586,122
		1,313,128
Health Care - 0.44%
Bausch & Lomb, Inc.
3.546%, 04/24/2015	143,802	140,274
3.767%, 04/24/2015	589,273	574,818
Biomet, Inc.
3.473%, 03/25/2015	732,781	711,844
Capsugel Holdings US Inc.
5.250%, 08/01/2018	4,319,175	4,319,175
Community Health Systems, Inc.
2.546%, 07/25/2014	36,508	35,361
2.757%, 07/25/2014	712,031	689,653
HCA, Inc.
3.546%, 05/01/2018	3,578,988	3,376,177
Warner Chilcott Company LLC
4.250%, 03/15/2018	2,456,437	2,420,615
		12,267,917
Industrials - 0.48%
Avis Budget Car Rental LLC
5.750%, 04/19/2014	194,106	194,025
DAE Aviation Holdings, Inc.
5.430%, 07/31/2014	247,162	238,820
International Lease Finance Corp.
6.750%, 03/17/2015	5,250,000	5,255,471
KAR Auction Services, Inc.
5.000%, 05/19/2017	4,103,504	4,036,822
Tomkins LLC
4.250%, 09/29/2016	3,661,053	3,646,182
		13,371,320
Information Technology - 0.13%
First Data Corp.
3.044%, 09/24/2014	4,139,859	3,729,322
Materials - 0.24%
Anchor Glass Container Corp.
6.000%, 03/02/2016	2,350,455	2,338,703
Walter Energy, Inc.
4.000%, 04/02/2018	4,237,555	4,195,179
		6,533,882
Telecommunication Services - 0.10%
Intelsat Jackson Holdings SA
5.250%, 04/02/2018	1,990,000	1,980,050
MetroPCS Wireless, Inc.
4.134%, 11/04/2016	668,730	653,126
		2,633,176
TOTAL TERM LOANS (Cost $82,153,482)		$81,464,644

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.90%
Commercial & Residential - 5.73%
Adjustable Rate Mortgage Trust,
Series 2005-8, Class 7A-31
0.534%, 11/25/2035 (P)	496,136	432,004
American Tower Trust, Series 2007-1A,
Class D 5.957%, 04/15/2037 (S)	350,000	371,214
Banc of America Funding Corp.
Series 2005-A 5A1,
0.585%, 02/20/2035 (P)	333,507	259,401
Series BAFC 2005-B 2A1,
2.915%, 04/20/2035 (P)	4,748,382	3,235,757
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2003-1, Class A1,
3.878%, 09/11/2036	21,082	21,081
Series 2005-3, Class A2,
4.501%, 07/10/2043	163,186	163,121
Series 2007-1, Class AAB,
5.422%, 01/15/2049	5,985,000	6,368,477
Banc of America Mortgage Securities
Series 2004-I, Class 3A2,
2.755%, 10/25/2034 (P)	21,876	20,079
Series 2004-H, Class 2A2,
2.758%, 09/25/2034 (P)	85,638	72,364
Series 2005-J, Class 2A1,
2.762%, 11/25/2035 (P)	211,966	162,502
Series 2004-A, Class 2A2,
2.841%, 02/25/2034 (P)	61,965	50,628
Series 2004-D, Class 2A2,
2.881%, 05/25/2034 (P)	35,558	29,886
Series 2005-J, Class 3A1,
5.245%, 11/25/2035 (P)	1,940,302	1,680,422
Bear Stearns Commercial
Mortgage Securities
Series 2005-PWR9, Class AAB,
4.804%, 09/11/2042	269,936	281,070
Series 2002-TOP8, Class A2,
4.830%, 08/15/2038	263,898	267,665
Series 2007-PW15, Class AAB,
5.315%, 02/11/2044	600,000	629,859
Series 2006-PW13, Class AAB,
5.530%, 09/11/2041	47,075	49,656
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	2,981,000	3,319,421
Series 2006-PW12, Class A4,
5.720%, 09/11/2038 (P)	385,000	429,533
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2007-CD4, Class ASB,
5.278%, 12/11/2049	50,000	51,510
Series 2006-CD3, Class AAB,
5.608%, 10/15/2048	310,000	325,689
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A3
6.008%, 12/10/2049 (P)	1,850,000	1,887,298
Commercial Mortgage Pass Through
Certificates, Series 2007-C9, Class A4
5.814%, 12/10/2049 (P)	8,900,000	9,936,236
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-C2,
Class A1 3.819%, 05/15/2036	38,665	39,123
Credit Suisse Mortgage
Capital Certificates
Series 2010-1R, Class 12A1,
3.177%, 03/27/2036 (P)(S)	544,005	529,138

The accompanying notes are an integral part of the financial statements.

64

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Credit Suisse Mortgage Capital
Certificates (continued)
Series 2010-1R, Class 42A1,
5.000%, 10/27/2036 (S)	$498,133	$507,520
DB-UBS Mortgage Trust,
Series 2011-LC3A, Class A2
3.642%, 08/10/2044	5,215,000	5,494,821
Fosse Master Issuer PLC, Series 2011-1A,
Class A2 1.805%, 10/18/2054 (P)(S)	2,705,000	2,694,691
GMAC Commercial Mortgage
Securities, Inc., Series 2001-C2,
Class A2 6.700%, 04/15/2034	2,511	2,511
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A2,
4.305%, 08/10/2042	44,443	44,415
Series 2005-GG3, Class A3,
4.569%, 08/10/2042	600,000	606,721
Series 2005-GG3, Class AAB,
4.619%, 08/10/2042	74,652	76,702
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	675,000	730,768
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	5,100,000	5,545,857
Holmes Master Issuer PLC,
Series 2011-3A, Class A2
1.948%, 10/21/2054 (P)(S)	2,660,000	2,653,681
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2003-LN1, Class A1,
4.134%, 10/15/2037	13,481	13,794
Series 2005-LDP4, Class ASB,
4.824%, 10/15/2042 (P)	353,970	368,933
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	620,000	657,651
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	60,000	65,260
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	8,727,000	9,580,728
Series 2007-C1, Class A4,
5.716%, 02/15/2051	11,605,000	12,564,768
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3,
4.559%, 09/15/2027 (P)	525,000	527,821
Series 2006-C1, Class A4,
5.156%, 02/15/2031	5,667,500	6,253,644
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,185,000	2,340,395
Series 2007-C2, Class A3,
5.430%, 02/15/2040	1,890,000	2,016,409
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
5.834%, 06/12/2050 (P)	9,300,000	10,029,306
Morgan Stanley Capital I
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	10,875,000	11,492,852
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	13,725,000	15,017,195
Series 2007-T27,
5.638%, 06/11/2042 (P)	400,000	402,131
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	1,885,000	1,996,253
Series 2007-IQ15, Class A4,
5.879%, 06/11/2049 (P)	1,100,000	1,209,487
Series 2008-T29, Class A4,
6.279%, 01/11/2043 (P)	5,222,000	6,046,340
Morgan Stanley Dean Witter Capital I,
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	160,631	161,801
Sequoia Mortgage Trust, Series 2010-H1,
Class A1 3.750%, 02/25/2040 (P)	612,241	622,030
Silverstone Master Issuer PLC,
Series 2011-1A, Class 1A
1.960%, 01/21/2055 (P)(S)	5,420,000	5,407,344
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.601%, 03/15/2025 (P)	7,959	9,062
Wachovia Bank
Commercial Mortgage Trust
Series 2006-C23, Class A4,
5.418%, 01/15/2045 (P)	5,370,000	5,851,061
Series 2006-C24,
5.558%, 03/15/2045 (P)	4,468,000	4,929,745
Series 2006-C28, Class A4,
5.572%, 10/15/2048	8,720,000	9,459,011
WaMu Mortgage Pass Through
Certificates, Series 2005-AR12,
Class 2A1 4.885%, 09/25/2035 (P)	816,788	707,124
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR2, Class 2A2,
2.721%, 03/25/2035 (P)	190,290	159,922
Series 2005-AR2, Class 3A1,
4.570%, 03/25/2035 (P)	94,540	85,125
Series 2003-O, Class 5A1,
4.870%, 01/25/2034 (P)	125,807	117,099
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class B
5.174%, 02/15/2044 (P)(S)	1,740,000	1,652,170
		158,715,282
U.S. Government Agency - 0.17%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
Zero Coupon 08/01/2028 (Z)	3,512	3,374
Series 2568, Class KA,
4.250%, 12/15/2021	15,891	15,924
Series 2003-2627, Class IE IO,
4.500%, 04/15/2018	7,695	354
Series 2003-41, Class YV,
5.500%, 04/25/2014	86,038	89,192
Series 2005-R003, Class VA,
5.500%, 08/15/2016	274,751	287,254
Series R005, Class AB,
5.500%, 12/15/2018	89,010	90,392
Series R006, Class AK,
5.750%, 12/15/2018	67,698	68,752
Series 2006-R007, Class VA,
6.000%, 09/15/2016	106,335	108,500
Series R013, Class AB,
6.000%, 12/15/2021	22,604	22,977
Federal National Mortgage Association
Series 2005-46, Class CN,
5.000%, 01/25/2020	33,113	33,495
Series 2002-84, Class VA,
5.500%, 11/25/2013	60,703	62,416

The accompanying notes are an integral part of the financial statements.

65

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2006-3136, Class PB,
6.000%, 01/15/2030	$100,155	$100,374
Series 319, Class 2 IO,
6.500%, 02/01/2032	12,580	2,254
Government National
Mortgage Association
Series 1998-6, Class EA PO,
Zero Coupon 03/16/2028 (Z)	19,242	16,926
Series 2004-43, Class A,
2.822%, 12/16/2019	67,663	67,683
Series 2008-8, Class A,
3.612%, 08/16/2027	426,211	430,633
Series 2010-92, Class PI,
4.500%, 11/20/2037	8,844,245	1,204,337
Series 2011-88, Class EI,
4.500%, 11/20/2039	2,001,039	307,678
Series 2011-41 Class AI,
4.500%, 12/20/2039	11,235,926	1,753,880
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	49,000	54,998
		4,721,393
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $152,139,465)		$163,436,675

ASSET BACKED SECURITIES - 2.92%
Ally Auto Receivables Trust,
Series 2009-B, Class C
4.060%, 05/16/2016 (S)	4,027,000	4,201,697
AmeriCredit
Automobile Receivables Trust
Series 2011-2, Class B,
2.330%, 03/08/2016	3,905,000	3,926,064
Series 2011-1, Class C,
2.850%, 08/08/2016	2,495,000	2,478,097
Series 2010-1, Class C,
5.190%, 08/17/2015	1,300,000	1,345,338
Series 2006-RM, Class A3,
5.530%, 01/06/2014	625,016	625,484
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	21,625	20,216
Cabela’s Master Credit Card Trust,
Series 2011-2A, Class A1
2.390%, 06/17/2019 (S)	4,800,000	4,972,554
CarMax Auto Owner Trust
Series 2010-1, Class B,
3.750%, 12/15/2015	635,000	653,770
Series 2009-2, Class B,
4.650%, 08/17/2015	3,665,000	3,857,952
Series 2010-1, Class C,
4.880%, 08/15/2016	405,000	414,869
CenterPoint Energy Transition Bond
Company LLC, Series 2005-A,
Class A2 4.970%, 08/01/2014	36,089	36,368
Chase Funding Mortgage Loan Asset-
Backed Certificates
Series 2002-4, Class 2A1,
1.034%, 10/25/2032 (P)	6,012	4,955
Series 2003-3, Class 1A6,
3.717%, 10/25/2014	45,064	44,735
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	16,954	11,688
CNH Equipment Trust, Series 2010-B,
Class A4 1.740%, 01/17/2017	6,650,000	6,720,646
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.899%, 01/25/2034 (P)	3,749,108	2,366,418
Ford Credit Auto Owner Trust,
Series 2009-D, Class D
8.140%, 02/15/2016 (S)	1,370,000	1,510,314
Ford Credit Floorplan Master Owner Trust
Series 2011-1, Class A1,
2.120%, 02/15/2016	6,500,000	6,587,541
Series 2010-3, Class A1,
4.200%, 02/15/2017 (S)	2,450,000	2,633,583
Series 2010-3, Class C,
4.990%, 02/15/2017 (S)	4,490,000	4,773,648
GE Equipment Midticket LLC,
Series 2010-1, Class A4
1.470%, 07/14/2015 (S)	5,325,000	5,350,615
GE Equipment Small Ticket LLC,
Series 2011-1, Class A3
1.450%, 01/21/2018 (S)	2,985,000	2,993,993
Huntington Auto Trust
Series 2011-1A B,
1.840%, 01/17/2017 (S)	455,000	453,365
Series 2011-1A C,
2.530%, 03/15/2017 (S)	2,160,000	2,152,091
John Deere Owner Trust, Series 2009-A,
Class A3 2.590%, 10/15/2013	5,645	5,652
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.354%, 11/25/2036 (P)	2,974	2,970
Marriott Vacation Club Owner Trust
Series 2006-2A, Class A,
5.362%, 10/20/2028 (S)	58,431	59,091
Series 2006-1A, Class A,
5.737%, 04/20/2028 (S)	181,374	185,375
Series 2006-1A, Class B,
5.827%, 04/20/2028 (S)	8,823	9,008
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
1.044%, 09/25/2035 (P)	2,557,605	2,361,728
MMAF Equipment Finance LLC,
Series 2009-AA, Class A3
2.370%, 11/15/2013 (S)	1,420,573	1,424,880
Nissan Master Owner Trust Receivables,
Series 2010-AA, Class A
1.428%, 01/15/2015 (S)	3,895,000	3,923,774
Nordstrom Private Label Credit Card
Master Note Trust, Series 2011-1A,
Class A 2.280%, 11/15/2019 (S)	6,905,000	6,938,676
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037	3,383,543	1,801,256
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2 3.600%, 04/25/2033	13,724	13,130
Smart Trust
Series 2011-2USA, Class A3A,
1.540%, 03/14/2015 (S)	2,240,000	2,239,474
Series 2011-1USA, Class A3A,
1.770%, 10/14/2014 (S)	3,790,000	3,803,398
TOTAL ASSET BACKED SECURITIES (Cost $80,893,361)		$80,904,413

The accompanying notes are an integral part of the financial statements.

66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

New Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES - 0.51%
Financials - 0.51%
BB&T Capital Trust II
6.750%, 06/07/2036	$2,160,000	$2,140,210
JPMorgan Chase Capital XXVII
7.000%, 11/01/2039	2,825,000	2,842,656
JPMorgan Chase Capital XVIII
6.950%, 08/17/2036	110,000	110,413
PNC Financial Services Group, Inc.
6.750%, 08/01/2021 (P)(Q)	4,475,000	4,376,237
The Goldman Sachs Capital I
6.345%, 02/15/2034	3,601,000	3,043,612
USB
Capital XIII Trust 6.625%, 12/15/2039	1,500,000	1,523,940
		14,037,068
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,504,739)		$14,037,068

SECURITIES LENDING COLLATERAL - 0.52%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,456,754	14,577,444
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,577,078)		$14,577,444

SHORT-TERM INVESTMENTS - 2.68%
Money Market Funds - 2.68%
T. Rowe Price Prime Reserve
Fund, 0.0771% (Y)	$74,173,085	$74,173,085
TOTAL SHORT-TERM INVESTMENTS (Cost $74,173,085)		$74,173,085
Total Investments (New Income Trust)
(Cost $2,687,631,679) - 100.39%		$2,781,969,219
Other assets and liabilities, net - (0.39%)		(10,790,446)
TOTAL NET ASSETS - 100.00%		$2,771,178,773

Real Return Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 80.76%
U.S. Government - 78.03%
Treasury Inflation Protected Securities
0.125%, 04/15/2016	$4,616,192	4,813,820
0.500%, 04/15/2015	1,462,916	1,530,918
0.625%, 07/15/2021	8,036,004	8,592,875
1.125%, 01/15/2021	2,587,975	2,885,390
1.250%, 04/15/2014 to 07/15/2020	3,784,819	4,147,333
1.375%, 01/15/2020	523,483	595,830
1.625%, 01/15/2015 to 01/15/2018	1,401,880	1,525,081
1.750%, 01/15/2028	540,349	649,390
2.000%, 01/15/2014 to 01/15/2026	15,201,483	16,562,190
2.000%, 01/15/2016 (D)	4,791,576	5,357,207
2.125%, 01/15/2019 (F)	4,640,812	5,515,679
2.125%, 02/15/2041	2,585,175	3,486,553
2.375%, 01/15/2017 to 01/15/2027	11,713,257	14,855,249
2.500%, 07/15/2016 to 01/15/2029	6,521,462	8,121,306
3.375%, 04/15/2032	11,034,402	16,994,700
3.625%, 04/15/2028	560,036	831,960
3.875%, 04/15/2029	2,892,158	4,503,405
		100,968,886
U.S. Government Agency - 2.17%
Federal Home Loan Mortgage Corp.
0.247%, 03/21/2013 (P)		2,800,000	2,802,220
Small Business Administration - 0.56%
Small Business Administration
5.902%, 02/10/2018		638,918	724,680
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $103,180,803)			$104,495,786

FOREIGN GOVERNMENT
OBLIGATIONS - 11.75%
Australia - 2.43%
Commonwealth of Australia
2.500%, 09/20/2030	AUD	1,700,000	2,096,232
3.000%, 09/20/2025		500,000	658,617
4.000%, 08/20/2020		200,000	379,803
			3,134,652
Canada - 0.34%
Government of Canada
1.500%, 12/01/2044	CAD	104,487	133,037
2.750%, 09/01/2016		100,000	104,687
4.250%, 12/01/2021		145,392	204,118
			441,842
Italy - 0.85%
Republic of Italy
2.100%, 09/15/2016 to 09/15/2021	EUR	1,040,536	1,099,668
			1,099,668
Japan - 5.62%
Japan Treasury Discount Bill Zero
Coupon 02/06/2012 (Z)	JPY	560,000,000	7,274,958
United Kingdom - 2.51%
Government of United Kingdom
1.875%, 11/22/2022	GBP	347,169	688,930
4.250%, 12/07/2040		600,000	1,147,046
4.750%, 12/07/2030		700,000	1,410,327
			3,246,303
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,752,798)			$15,197,423

CORPORATE BONDS - 27.90%
Consumer Discretionary - 0.17%
Ford Motor Credit Company LLC
7.800%, 06/01/2012		$150,000	153,197
Videotron Ltee
6.875%, 01/15/2014		61,000	61,153
			214,350
Energy - 0.08%
Petroleos Mexicanos
5.500%, 01/21/2021		100,000	108,500
Financials - 24.99%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		244,000	256,100
Ally Financial, Inc.
3.649%, 02/11/2014 (P)		500,000	472,565
8.300%, 02/12/2015		500,000	527,500
American International Group Inc
6.765%, 11/15/2017 (S)	GBP	182,000	267,100

The accompanying notes are an integral part of the financial statements.

67

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc.
(8.625% to 05/22/2018, then 3 month
GBP LIBOR + 4.400%)
05/22/2038	GBP	$200,000	$248,480
Bank of Montreal
2.850%, 06/09/2015 (S)		$1,000,000	1,036,727
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		200,000	192,750
Citigroup, Inc.
2.453%, 08/13/2013 (P)		1,900,000	1,864,898
7.375%, 06/16/2014	EUR	600,000	829,054
Commonwealth Bank of Australia
0.814%, 07/12/2013 (P)(S)		$5,900,000	5,897,233
1.074%, 06/25/2014 (P)(S)		5,300,000	5,327,576
Dexia Credit Local
0.927%, 03/05/2013 (P)(S)		300,000	283,978
Everest Reinsurance Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,057,842
ICICI Bank, Ltd.
2.256%, 02/24/2014 (P)(S)		200,000	189,906
ING Bank Australia, Ltd.
5.150%, 06/24/2014 (P)	AUD	600,000	620,069
LeasePlan Corp. NV
3.000%, 05/07/2012 (S)		$300,000	302,292
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)		900,000	938,672
Macquarie Bank, Ltd.
2.600%, 01/20/2012 (S)		200,000	200,002
Merrill Lynch & Company, Inc.
0.757%, 06/05/2012 (P)		1,100,000	1,079,018
Morgan Stanley
0.855%, 10/18/2016 (P)		1,300,000	1,043,154
0.883%, 01/09/2014 (P)		800,000	723,807
1.775%, 11/29/2013 (P)	EUR	200,000	237,479
1.807%, 03/01/2013 (P)		200,000	245,461
NIBC Bank NV
2.800%, 12/02/2014 (S)		$1,600,000	1,671,533
Nordea Bank AB
1.301%, 01/14/2014 (P)(S)		1,200,000	1,161,842
Royal Bank of Scotland PLC
1.778%, 10/15/2012 (P)		300,000	299,951
Santander US Debt SA Unipersonal
1.379%, 03/30/2012 (P)(S)		1,300,000	1,297,677
SLM Corp.
5.348%, 03/15/2012 (P)		1,027,000	1,025,675
The Goldman Sachs Group, Inc.
1.020%, 03/22/2016 (P)		2,100,000	1,812,632
Vita Capital III, Ltd.
1.492%, 01/01/2012 (P)(S)		600,000	600,000
Westpac Banking Corp.
3.585%, 08/14/2014 (S)		400,000	426,506
Westpac Securities NZ, Ltd.
2.500%, 05/25/2012 (S)		200,000	201,223
			32,338,702
Industrials - 0.85%
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		100,000	102,250
6.625%, 11/15/2013		800,000	796,000
6.750%, 09/01/2016 (S)		100,000	102,500
7.125%, 09/01/2018 (S)		100,000	103,500
			1,104,250
Materials - 0.82%
Rexam PLC
6.750%, 06/01/2013 (S)		1,000,000	1,053,773
Telecommunication Services - 0.99%
TDC A/S
3.500%, 02/23/2015	EUR	600,000	802,580
Telefonica Emisiones SAU
0.763%, 02/04/2013 (P)		$500,000	480,770
			1,283,350
TOTAL CORPORATE BONDS (Cost $35,440,125)			$36,102,925

MUNICIPAL BONDS - 0.21%
North Carolina State Education Assistance
Authority, Series 2011-2, Class A1
0.868%, 10/26/2020		274,012	272,138
TOTAL MUNICIPAL BONDS (Cost $273,510)			$272,138

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.81%
Commercial & Residential - 7.65%
Arran Residential Mortgages
Funding PLC, Series 2011-1A,
Class A2B
2.910%, 11/19/2047 (S)	EUR	1,700,000	2,189,332
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A
5.614%, 06/24/2050 (P)(S)		$250,000	273,789
BCAP LLC Trust
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		400,000	392,000
Series 2011-RR5, Class 12A1,
5.636%, 03/26/2037 (P)(S)		100,000	73,800
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.599%, 05/25/2033 (P)		165,462	156,840
Series 2005-1, Class 2,
2.727%, 03/25/2035 (P)		59,398	45,660
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
2.100%, 09/25/2035 (P)		79,612	70,373
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A1
3.156%, 07/10/2046 (S)		97,689	100,231
Countrywide Alternative Loan Trust,
Series 2007-OA4, Class A1
0.464%, 05/25/2047 (P)		613,938	328,537
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2003-HYB3,
Class 7A1
2.763%, 11/19/2033 (P)		52,829	49,457
Credit Suisse Mortgage Capital
Certificates, Series 2009-RR1,
Class A3A
5.383%, 02/15/2040 (S)		100,000	108,835
Fosse Master Issuer PLC, Series 2011-1A,
Class A2
1.805%, 10/18/2054 (P)(S)		500,000	498,095
Granite Mortgages PLC, Series 2004-3,
Class 3A2
1.450%, 09/20/2044 (P)	GBP	178,494	265,199
Greenpoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.514%, 06/25/2045 (P)		$397,449	232,974

The accompanying notes are an integral part of the financial statements.

68

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A2,
1.317%, 03/06/2020 (P)(S)		$250,000	$247,786
Series 2010-C1, Class A2,
4.592%, 08/10/2043 (S)		600,000	656,886
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
2.853%, 01/25/2035 (P)		40,742	33,979
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
2.922%, 10/15/2054 (P)(S)	EUR	700,000	903,068
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.066%, 11/25/2035 (P)		$128,251	94,390
JP Morgan Mortgage Trust
Series 2005-A6, Class 2A1,
2.773%, 08/25/2035 (P)		94,564	78,214
Series 2007-A1, Class 1A1,
2.810%, 07/25/2035 (P)		119,488	106,652
Mastr Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.384%, 12/25/2033 (P)		201,626	174,175
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-3, Class 5A
0.544%, 11/25/2035 (P)		474,373	355,715
NCUA Guaranteed Notes
Series 2010-R1, Class 1A,
0.724%, 10/07/2020 (P)		244,465	244,731
Series 2010-R3, Class 2A,
0.834%, 12/08/2020 (P)		274,589	275,704
RBSCF Trust, Series 2010-RR4,
Class CMLA
6.008%, 12/16/2049 (P)(S)		100,000	112,127
Securitized Asset Sales, Inc.,
Series 1993-6, Class A5
0.008%, 11/26/2023 (P)		4,001	3,704
Sequoia Mortgage Trust, Series 2007-3,
Class 1A1
0.485%, 07/20/2036 (P)		108,419	77,397
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-19, Class 2A1,
1.618%, 01/25/2035 (P)		134,388	75,338
Series 2004-1, Class 4A2,
2.480%, 02/25/2034 (P)		248,773	221,850
Series 2004-18, Class 5A,
5.500%, 12/25/2034 (P)		301,337	271,380
Structured Asset Mortgage
Investments, Inc., Series 2004-AR5,
Class 1A1
0.945%, 10/19/2034 (P)		174,823	143,640
Vornado DP LLC, Series 2010-VNO,
Class A2FX
4.004%, 09/13/2028 (S)		600,000	642,278
Wachovia Bank Commercial
Mortgage Trust, Series 2004-C14,
Class A4
5.088%, 08/15/2041 (P)		100,000	107,055
WaMu Mortgage Pass Through
Certificates, Series 2002-AR17,
Class 1A
1.408%, 11/25/2042 (P)		30,497	23,691
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.554%, 11/25/2045 (P)		189,883	134,814
Series 2006-AR17, Class 1A1A,
1.018%, 12/25/2046 (P)		165,694	97,590
Series 2005-AR10, Class 3A1,
5.550%, 08/25/2035 (P)		31,995	26,325
			9,893,611
U.S. Government Agency - 1.16%
Federal Home Loan Mortgage Corp.
Series 3172, Class FK,
0.728%, 08/15/2033 (P)		493,277	492,396
Series T-62, Class 1A1,
1.399%, 10/25/2044 (P)		699,875	682,474
Federal National Mortgage Association
Series 2006-118, Class A2,
0.317%, 12/25/2036 (P)		112,206	106,558
Series 2004-63, Class FA,
0.444%, 08/25/2034 (P)		134,934	130,674
Series 2003-W8, Class 3F2,
0.644%, 05/25/2042 (P)		96,277	96,252
			1,508,354
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,354,068)			$11,401,965

ASSET BACKED SECURITIES - 4.21%
Aquilae CLO PLC, Series 2006-1X,
Class A 2.057%, 01/17/2023 (P)	EUR	189,299	228,513
Bear Stearns Asset Backed Securities, Inc.
Series 2006-HE9, Class 1A1,
0.344%, 11/25/2036 (P)		$4,720	4,568
Series 2006-AQ1, Class 2A1,
0.374%, 10/25/2036 (P)		100,095	92,483
Citibank Omni Master Trust
Series 2009-A8, Class A8,
2.378%, 05/16/2016 (P)(S)		600,000	603,685
Series 2009-A14A, Class A14,
3.028%, 08/15/2018 (P)(S)		400,000	419,603
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
0.594%, 04/25/2034 (P)		85,948	60,664
HSBC Home Equity Loan Trust,
Series 2006-2, Class A1
0.435%, 03/20/2036 (P)		124,541	115,053
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.344%, 10/25/2036 (P)		7,197	2,363
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.898%, 04/25/2017 (P)		151,767	147,880
Landmark CDO, Ltd., Series 2005-1A,
Class A1L 0.827%, 06/01/2017 (P)(S)		238,865	231,862
LCM LP, Series 5A, Class A1
0.797%, 03/21/2019 (P)(S)		500,000	470,096
Magnolia Funding, Ltd., Series 2010-1A,
Class A 2.015%, 04/11/2021 (P)(S)	EUR	464,742	552,618
Nelnet Student Loan Trust, Series 2008-4,
Class A2 1.118%, 07/25/2018 (P)		$73,719	73,809
Park Place Securities, Inc.,
Series 2005-WCW1, Class A1B
0.554%, 09/25/2035 (P)		30,826	27,105

The accompanying notes are an integral part of the financial statements.

69

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES (continued)
Penta CLO SA, Series 2007-1X, Class A1
1.917%, 06/04/2024 (P)	EUR	193,661	$225,878
SLM Student Loan Trust
Series 2010-C, Class A1,
1.928%, 12/15/2017 (P)(S)		$118,644	119,000
Series 2009-CT, Class 1A,
2.350%, 04/15/2039 (P)(S)		284,394	285,105
Series 2009-C, Class A,
4.500%, 11/16/2043 (P)(S)		464,520	440,374
Symphony CLO, Ltd., Series 2007-3A,
Class A1A 0.697%, 05/15/2019 (P)(S)		500,000	458,535
Venture CDO, Ltd., Series 2006-7A,
Class A1A 0.639%, 01/20/2022 (P)(S)		700,000	631,613
Wood Street CLO BV, Series II-A,
Class A1 1.988%, 03/29/2021 (P)(S)	EUR	214,111	258,465
TOTAL ASSET BACKED SECURITIES (Cost $5,599,195)			$5,449,272

PREFERRED SECURITIES - 0.49%
Financials - 0.49%
Wells Fargo & Company, Series L,
7.500%		$600	632,400
TOTAL PREFERRED SECURITIES (Cost $600,000)			$632,400

OPTIONS PURCHASED - 0.01%
Put Options - 0.01%
Over the Counter USD Purchased Options
on 1 Year Interest Rate Swap. Receive a
fixed rate of 1.00% and pay a floating
rate based on 3-month LIBOR
(Expiration Date: 11/19/2012; Strike
Price : $2.00; Counterparty: Goldman
Sachs Capital Markets LP) (I)		$2,000,000	$866
Over the Counter USD Purchased Options
on 2 Years Interest Rate Swap. Receive
a fixed rate of 2.25% and pay a floating
rate based on 3-month LIBOR
(Expiration Date: 09/24/2012; Strike
Price : $3.75; Counterparty: Royal Bank
of Scotland PLC) (I)		1,200,000	17,934
			18,800
TOTAL OPTIONS PURCHASED (Cost $44,975)			$18,800

SHORT-TERM INVESTMENTS - 11.83%
Repurchase Agreement - 11.83%
Credit Suisse Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.050%
to be repurchased at $7,400,041 on
01/03/2012, collateralized by $7,534,000
U.S. Treasury Notes, 0.375% due
06/30/2013 (valued at $7,566,884,
including interest)
		7,400,000	7,400,000
JPMorgan Chase & Company Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.070% to be repurchased
at $7,900,061 on 01/03/2012,
collateralized by $8,050,000 Federal
National Mortgage Association, 0.870%
due 09/12/2014 (valued at $8,032,741,
including interest)
	7,900,000	7,900,000
		15,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,300,000)		$15,300,000
Total Investments (Real Return Bond Trust)
(Cost $187,545,474) - 145.97%		$188,870,709
Other assets and liabilities, net - (45.97%)		(59,481,876)
TOTAL NET ASSETS - 100.00%		$129,388,833

Short Term Government Income Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 91.33%
U.S. Government - 14.60%
U.S. Treasury Notes
1.000%, 08/31/2016	$5,840,000	5,904,789
1.250%, 09/30/2015 (L)	8,010,000	8,220,263
1.375%, 11/30/2015	5,410,000	5,576,103
1.500%, 12/31/2013	16,285,000	16,692,125
1.750%, 03/31/2014	3,225,000	3,331,073
2.000%, 04/30/2016	5,275,000	5,571,719
2.125%, 05/31/2015	22,370,000	23,621,333
2.500%, 04/30/2015	11,425,000	12,195,296
		81,112,701
U.S. Government Agency - 76.73%
Federal Agricultural Mortgage Corp.
2.000%, 07/27/2016	6,464,000	6,643,362
2.125%, 09/15/2015	16,420,000	17,003,041
2.375%, 07/22/2015	20,010,000	21,009,620
3.150%, 06/05/2014	10,500,000	11,103,897
3.250%, 08/11/2014	3,195,000	3,388,972
5.125%, 04/19/2017 (S)	6,490,000	7,573,849
Federal Farm Credit Bank
1.150%, 09/14/2015	8,455,000	8,483,772
1.370%, 10/11/2016	8,000,000	8,033,728
1.900%, 12/21/2017	7,925,000	7,951,842
2.180%, 11/09/2018	19,815,000	19,903,890
Federal Home Loan Bank
1.125%, 09/15/2015	16,895,000	16,918,315
1.375%, 01/13/2015 to 03/07/2016	18,290,000	18,291,771
1.480%, 03/21/2016	7,650,000	7,650,222
1.550%, 08/24/2016	16,120,000	16,135,524
Federal Home Loan Mortgage Corp.
0.875%, 10/24/2014	6,000,000	5,997,906
1.250%, 12/29/2014	13,442,000	13,487,703
1.500%, 05/23/2017	11,870,000	11,843,566
2.668%, 11/01/2033 (P)	55,214	58,712
3.768%, 01/01/2037 (P)	499,626	530,052
4.271%, 09/01/2039 (P)	680,498	722,408
4.500%, 08/01/2024 to 11/01/2024	6,171,839	6,539,791

The accompanying notes are an integral part of the financial statements.

70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
5.500%, 11/01/2035	$874,076	$949,029
5.601%, 05/01/2037 (P)	440,575	466,242
6.000%, 11/01/2028 to 12/01/2028	336,979	375,110
6.500%, 11/01/2037	196,427	217,366
7.000%, 04/01/2018 to 06/01/2032	444,253	506,957
9.000%, 10/01/2017	7,890	8,846
9.500%, 08/01/2020	33,472	38,999
12.000%, 07/01/2020	2,889	3,168
Federal National Mortgage Association
0.850%, 09/12/2014	8,455,000	8,443,932
1.500%, 04/18/2014	17,575,000	17,635,950
2.250%, 01/01/2033 (P)	26,521	27,622
2.317%, 09/01/2041 (P)	8,919,422	9,198,221
2.338%, 09/01/2033 (P)	204,629	214,664
2.625%, 12/01/2036 (P)	60,309	64,229
3.196%, 10/01/2040 (P)	8,853,277	9,204,978
3.500%, 04/01/2026	7,577,194	7,928,930
3.591%, 07/01/2039 (P)	48,981	51,663
4.201%, 08/01/2039 (P)	1,826,307	1,916,779
4.278%, 05/01/2034 (P)	139,605	147,002
4.500%, 06/01/2023 to 03/01/2026	10,168,866	10,832,312
4.950%, 04/01/2048 (P)	22,427	24,322
5.000%, 04/01/2019 to 03/01/2025	2,533,071	2,724,150
5.500%, 04/01/2018 to 08/01/2040	9,793,300	10,663,985
6.000%, 10/01/2036 to 05/01/2037	8,779,308	9,676,360
6.500%, 02/01/2026 to 01/01/2039	24,299,354	27,099,828
7.000%, 07/01/2022 to 07/01/2034	1,093,235	1,237,949
7.500%, 09/01/2029 to 07/01/2034	282,738	332,191
8.000%, 07/01/2014 to 03/01/2033	465,143	545,801
8.500%, 08/01/2019	102,780	116,698
9.000%, 05/01/2021	2,469	2,600
11.500%, 09/15/2013 to 09/01/2019	12,259	13,049
12.000%, 01/01/2013 to 04/20/2016	35,300	39,079
12.500%, 09/20/2015	6,131	6,814
13.500%, 11/15/2014	1,155	1,167
Government National Mortgage Association
3.500%, 10/20/2039 to 07/20/2041 (P)	23,252,958	24,589,900
3.750%, 10/20/2039 (P)	1,706,408	1,799,662
4.000%, 08/20/2039 to 12/20/2039 (P)	8,055,722	8,514,588
5.000%, 03/20/2040	232,152	256,778
6.000%, 09/15/2038 to 01/20/2039	1,206,776	1,357,509
6.500%, 02/15/2034 to 09/15/2034	581,472	667,764
7.500%, 02/15/2022 to 12/15/2027	209,389	242,402
8.000%, 12/15/2025	108,136	122,770
8.500%, 11/15/2015 to 06/15/2025	248,387	288,173
Tennessee Valley Authority
4.375%, 06/15/2015	20,195,000	22,669,089
4.750%, 08/01/2013	6,925,000	7,397,126
4.875%, 12/15/2016	8,501,000	9,986,890
5.500%, 07/18/2017	9,413,000	11,461,222
6.000%, 03/15/2013	6,365,000	6,802,530
		426,144,338
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $497,074,532)		$507,257,039

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.69%
Federal Home Loan Mortgage Corp.
1.300%, 03/01/2016	7,740,000	7,749,118
Series 3956, Class DJ,
3.250%, 10/15/2036	5,373,431	5,545,492
Series 2525, Class AM,
4.500%, 04/15/2032	692,679	761,150
Series 3499, Class PA,
4.500%, 08/15/2036	1,433,466	1,527,771
Series 3947, Class PA,
4.500%, 01/15/2041	1,347,834	1,450,879
Federal National Mortgage Association,
Series 2003-W14, Class 2A
3.660%, 01/25/2043 (P)	1,058,860	1,114,285
Government National Mortgage Association
3.000%, 07/20/2041 (P)	14,880,740	15,530,318
Series 2010-88, Class BA,
4.500%, 01/20/2036	8,585,817	9,047,946
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $42,785,678)		$42,726,959

PREFERRED SECURITIES - 0.02%
Financials - 0.02%
Federal Home Loan Mortgage Corp., Series Z
(8.375% to 12/31/2012, then higher of
3 month LIBOR + 4.160% or 7.875%),
8.375% (I)	39,750	52,868
Federal National Mortgage Association,
Series S (8.250% to 12/31/2015, then the
higher of 3 month LIBOR + 4.230% or
7.750%),
8.250% (I)	28,575	39,434
		92,302
TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$92,302

SECURITIES LENDING COLLATERAL - 0.00%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,323	13,242
TOTAL SECURITIES LENDING COLLATERAL (Cost $13,239)		$13,242
Total Investments (Short Term Government Income Trust)
(Cost $541,581,574) - 99.04%		$550,089,542
Other assets and liabilities, net - 0.96%		5,333,816
TOTAL NET ASSETS - 100.00%		$555,423,358

Strategic Allocation Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 6.18%
U.S. Government Agency - 6.18%
Federal Home Loan Mortgage Corp.
0.700%, 04/29/2013	$1,500,000	$1,500,456
Tennessee Valley Authority
7.140%, 05/23/2012	2,000,000	2,052,054
		3,552,510
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $3,613,435)		$3,552,510

The accompanying notes are an integral part of the financial statements.

71

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 32.66%
Consumer Discretionary - 2.50%
AutoZone, Inc.
5.875%, 10/15/2012	$100,000	$103,493
CBS Corp.
5.625%, 08/15/2012	400,000	410,605
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013	250,000	271,904
Comcast Cable Holdings LLC
9.800%, 02/01/2012	125,000	125,829
News America Holdings, Inc.
9.250%, 02/01/2013	200,000	215,445
Time Warner Cable, Inc.
5.400%, 07/02/2012	100,000	102,259
Time Warner, Inc.
6.875%, 05/01/2012	100,000	102,002
Whirlpool Corp.
8.000%, 05/01/2012	100,000	102,234
		1,433,771
Consumer Staples - 2.59%
Anheuser-Busch Companies, Inc.
4.700%, 04/15/2012	175,000	176,960
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 03/26/2013	350,000	356,504
General Mills, Inc.
6.000%, 02/15/2012	125,000	125,725
Kellogg Company
5.125%, 12/03/2012	200,000	207,872
Kraft Foods, Inc.
6.250%, 06/01/2012	100,000	102,182
PepsiCo, Inc.
4.650%, 02/15/2013	400,000	418,538
The Kroger Company
6.200%, 06/15/2012	100,000	102,384
		1,490,165
Energy - 1.99%
Anadarko Petroleum Corp.
5.000%, 10/01/2012	125,000	127,898
Energy Transfer Partners LP
5.650%, 08/01/2012	200,000	204,343
Enterprise Products Operating LLC
4.600%, 08/01/2012	225,000	228,321
Husky Energy, Inc.
6.250%, 06/15/2012	125,000	127,929
Kinder Morgan Energy Partners LP
7.125%, 03/15/2012	200,000	202,286
Plains All American Pipeline LP
4.250%, 09/01/2012	250,000	255,030
		1,145,807
Financials - 14.65%
American Express Bank FSB
0.426%, 06/12/2012 (P)	125,000	124,774
American Express Centurion Bank
5.550%, 10/17/2012	350,000	360,809
American Honda Finance Corp.
2.375%, 03/18/2013 (S)	300,000	304,229
American International Group, Inc.
4.950%, 03/20/2012	100,000	99,000
ANZ National International, Ltd.
2.375%, 12/21/2012 (S)	125,000	127,163
Aon Corp.
7.375%, 12/14/2012	100,000	105,426
Bank of America Corp.
4.875%, 01/15/2013	300,000	301,227
6.250%, 04/15/2012	125,000	126,129
Bank of Montreal
2.125%, 06/28/2013	500,000	508,165
Bank One Corp.
5.250%, 01/30/2013	500,000	517,041
Barclays Bank PLC
5.450%, 09/12/2012	400,000	408,655
BB&T Corp.
3.850%, 07/27/2012	300,000	304,900
BNP Paribas
1.540%, 06/11/2012 (P)	100,000	98,704
Boston Properties LP
6.250%, 01/15/2013	350,000	363,767
Capital One Bank
6.500%, 06/13/2013	350,000	369,221
Capital One Financial Corp.
4.800%, 02/21/2012	125,000	125,436
Citigroup, Inc.
5.300%, 10/17/2012	400,000	406,512
6.000%, 02/21/2012	100,000	100,559
CommonWealth REIT
6.500%, 01/15/2013	400,000	405,113
Credit Suisse New York
3.450%, 07/02/2012	325,000	329,019
Fifth Third Bancorp
6.250%, 05/01/2013	400,000	420,525
General Electric Capital Corp.
0.838%, 06/08/2012 (P)	125,000	125,316
2.800%, 01/08/2013	100,000	101,904
HSBC Finance Corp.
7.000%, 05/15/2012	100,000	101,866
Jefferies Group, Inc.
7.750%, 03/15/2012	250,000	253,750
JPMorgan Chase & Company
5.250%, 11/02/2012	100,000	100,305
Metropolitan Life Global Funding I
2.500%, 01/11/2013 (S)	300,000	303,647
Morgan Stanley
6.600%, 04/01/2012	100,000	100,832
Prudential Financial, Inc.
5.150%, 01/15/2013	100,000	103,534
5.800%, 06/15/2012	100,000	101,416
The Goldman Sachs Group, Inc.
5.700%, 09/01/2012	100,000	101,763
6.600%, 01/15/2012	100,000	100,132
Toyota Motor Credit Corp.
1.900%, 12/05/2012	250,000	253,345
Travelers Companies, Inc.
5.375%, 06/15/2012	250,000	254,826
Wachovia Corp.
0.546%, 04/23/2012 (P)	105,000	105,089
2.199%, 05/01/2013 (P)	400,000	406,788
		8,420,887
Health Care - 1.48%
Cardinal Health, Inc.
5.650%, 06/15/2012	128,000	130,612
Express Scripts, Inc.
5.250%, 06/15/2012	250,000	254,736
Medco Health Solutions, Inc.
6.125%, 03/15/2013	250,000	263,837
Teva Pharmaceutical Finance III LLC
1.500%, 06/15/2012	100,000	100,381

The accompanying notes are an integral part of the financial statements.

72

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
WellPoint Health Networks, Inc.
6.375%, 01/15/2012	$100,000	$100,179
		849,745
Industrials - 1.21%
CSX Corp.
6.300%, 03/15/2012	175,000	176,745
ERAC USA Finance LLC
5.800%, 10/15/2012 (S)	250,000	258,647
Union Pacific Corp.
5.450%, 01/31/2013	250,000	262,267
		697,659
Information Technology - 1.88%
Hewlett-Packard Company
4.500%, 03/01/2013	300,000	308,563
6.500%, 07/01/2012	100,000	102,724
Tyco Electronics Group SA
6.000%, 10/01/2012	400,000	414,048
Xerox Corp.
5.500%, 05/15/2012	250,000	254,144
		1,079,479
Materials - 1.93%
ArcelorMittal
5.375%, 06/01/2013	400,000	409,524
Ei du Pont de Nemours & Company
4.125%, 03/06/2013	300,000	311,494
The Dow Chemical Company
4.850%, 08/15/2012	125,000	127,888
6.000%, 10/01/2012	250,000	259,638
		1,108,544
Telecommunication Services - 3.11%
AT&T, Inc.
4.950%, 01/15/2013	500,000	521,131
British Telecommunications PLC
5.150%, 01/15/2013	500,000	517,694
COX Communications, Inc.
7.125%, 10/01/2012	200,000	209,417
Verizon Communications, Inc.
4.350%, 02/15/2013	400,000	415,699
Vodafone Group PLC
5.350%, 02/27/2012	125,000	125,853
		1,789,794
Utilities - 1.32%
Cincinnati Gas & Electric Company
5.700%, 09/15/2012	132,000	136,446
Dominion Resources, Inc.
5.700%, 09/17/2012	200,000	206,717
MidAmerican Energy Holdings Company
5.875%, 10/01/2012	400,000	414,094
		757,257
TOTAL CORPORATE BONDS (Cost $18,745,970)		$18,773,108

SHORT-TERM INVESTMENTS - 19.49%
U.S. Government - 19.49%
U.S. Treasury Bill
0.061%, 02/16/2012*	1,000,000	999,922
0.026%, 04/05/2012 *	3,500,000	3,499,760
0.045%, 05/31/2012 *	2,000,000	1,999,623
0.041%, 03/15/2012 *	1,200,000	1,199,899
0.021%, 02/16/2012 *	2,250,000	2,249,940
0.056%, 03/01/2012 *		1,250,000	1,249,883
			11,199,027
TOTAL SHORT-TERM INVESTMENTS (Cost $11,199,027)			$11,199,027
Total Investments (Strategic Allocation Trust)
(Cost $33,558,432) - 58.33%			$33,524,645
Other assets and liabilities, net - 41.67%			23,947,355
TOTAL NET ASSETS - 100.00%			$57,472,000

Strategic Income Opportunities Trust
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 25.41%
Argentina - 0.96%
Provincia de Buenos Aires
10.875%, 01/26/2021 (S)		$575,000	$432,688
11.750%, 10/05/2015 (S)		1,960,000	1,754,200
Provincia de Cordoba
12.375%, 08/17/2017 (S)		635,000	533,400
Provincia de Neuquen Argentina
7.875%, 04/26/2021 (S)		1,025,000	1,019,875
Republic of Argentina
7.000%, 10/03/2015		320,000	298,400
			4,038,563
Australia - 1.55%
New South Wales Treasury Corp.
6.000%, 04/01/2016 to 05/01/2020	AUD	5,105,000	5,684,984
Queensland Treasury Corp.
6.000%, 10/21/2015		739,000	793,491
			6,478,475
Canada - 2.29%
Canada Housing Trust No. 1
2.750%, 06/15/2016 (S)	CAD	2,025,000	2,092,583
Government of Canada
2.750%, 09/01/2016		2,500,000	2,617,178
Province of Ontario
6.250%, 06/16/2015	NZD	5,777,000	4,880,272
			9,590,033
Indonesia - 2.82%
Republic of Indonesia
8.250%, 07/15/2021	IDR	23,520,000,000	2,984,829
9.500%, 06/15/2015 to 07/15/2031		47,820,000,000	6,069,418
10.000%, 07/15/2017		10,880,000,000	1,442,889
12.500%, 03/15/2013		7,635,000,000	918,776
14.250%, 06/15/2013		3,250,000,000	405,818
			11,821,730
Malaysia - 1.45%
Government of Malaysia
3.835%, 08/12/2015	MYR	12,850,000	4,146,695
4.262%, 09/15/2016		5,900,000	1,937,005
			6,083,700
Mexico - 0.83%
Government of Mexico
7.500%, 06/21/2012	MXN	48,107,200	3,493,358

The accompanying notes are an integral part of the financial statements.

73

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand - 2.11%
Dominion of New Zealand
6.000%, 05/15/2021	NZD	$2,700,000	$2,461,340
Government of New Zealand, Series 1217
6.000%, 12/15/2017		7,160,000	6,386,716
			8,848,056
Norway - 1.14%
Government of Norway
4.500%, 05/22/2019	NOK	3,937,000	756,547
5.000%, 05/15/2015		18,498,000	3,436,353
6.500%, 05/15/2013		3,400,000	607,570
			4,800,470
Peru - 0.09%
Republic of Peru
7.350%, 07/21/2025		$280,000	371,000
Philippines - 3.24%
Republic of Philippines
4.950%, 01/15/2021	PHP	33,000,000	763,767
5.875%, 12/16/2020		127,403,440	3,081,911
6.250%, 01/14/2036		43,000,000	995,211
6.500%, 04/28/2021		91,000,000	2,275,405
8.125%, 12/16/2035		230,634,520	6,453,486
			13,569,780
Singapore - 2.77%
Republic of Singapore
1.375%, 10/01/2014	SGD	6,500,000	5,126,152
2.375%, 04/01/2017		2,800,000	2,327,809
2.875%, 07/01/2015		2,850,000	2,370,742
3.250%, 09/01/2020		2,030,000	1,773,253
			11,597,956
South Korea - 4.08%
Republic of Korea
2.440%, 05/25/2012		750,000	580,097
3.500%, 06/10/2014	KRW	1,100,000,000	958,335
4.000%, 03/10/2016		2,100,000,000	1,860,744
4.250%, 06/10/2021		4,000,000,000	3,599,688
Republic of Korea, Series 1212
4.250%, 12/10/2012		8,330,000,000	7,286,798
Republic of Korea, Series 1809
5.750%, 09/10/2018		2,890,000,000	2,816,508
			17,102,170
Sweden - 2.00%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	21,250,000	3,500,574
Kingdom of Sweden, Series 1047
5.000%, 12/01/2020		17,300,000	3,237,077
Svensk Exportkredit AB
7.625%, 06/30/2014	NZD	1,975,000	1,665,277
			8,402,928
Ukraine - 0.08%
Government of Ukraine
7.950%, 02/23/2021 (S)		$380,000	333,450
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $103,117,711)			$106,531,669

CORPORATE BONDS - 48.80%
Consumer Discretionary - 9.67%
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		855,000	837,900
11.000%, 11/01/2015 (S)		886,000	934,730
AMC Entertainment, Inc.
8.750%, 06/01/2019		495,000	512,325
9.750%, 12/01/2020		1,160,000	1,102,000
Ameristar Casinos, Inc.
7.500%, 04/15/2021		320,000	329,600
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,415,000	776,628
Automotores Gildemeister SA
8.250%, 05/24/2021 (S)		$760,000	775,200
Beazer Homes USA, Inc.
6.875%, 07/15/2015		240,000	179,400
8.125%, 06/15/2016		335,000	246,225
9.125%, 05/15/2019		330,000	225,225
CCH II LLC
13.500%, 11/30/2016		868,620	1,003,256
CCM Merger, Inc.
8.000%, 08/01/2013 (S)		1,517,000	1,463,905
CCO Holdings LLC
7.000%, 01/15/2019		1,905,000	1,985,963
Chrysler Group LLC
8.250%, 06/15/2021 (S)		370,000	336,700
Cinemark USA, Inc.
7.375%, 06/15/2021		560,000	572,600
Clear Channel Communications, Inc.
9.000%, 03/01/2021		475,000	400,188
10.750%, 08/01/2016		1,685,000	1,128,950
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		1,011,255	637,091
DISH DBS Corp.
7.875%, 09/01/2019		2,300,000	2,599,000
Empire Today LLC
11.375%, 02/01/2017 (S)		820,000	764,650
Exide Technologies
8.625%, 02/01/2018		710,000	546,700
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		1,450,000	906
Ford Motor Company
6.625%, 10/01/2028		913,000	960,076
7.450%, 07/16/2031		470,000	564,000
Gymboree Corp.
9.125%, 12/01/2018		455,000	398,125
Hillman Group, Inc.
10.875%, 06/01/2018		230,000	227,700
Jacobs Entertainment, Inc.
9.750%, 06/15/2014		1,295,000	1,197,875
Landry’s Acquisition Company
11.625%, 12/01/2015		105,000	110,513
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)		1,290,000	1,264,200
Landry’s Restaurants, Inc.
11.625%, 12/01/2015		365,000	384,163
11.625%, 12/01/2015 (S)		215,000	226,288
Lear Corp., Series B, Escrow Certificates
8.750%, 12/01/2016 (I)		1,415,000	14,150
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)		520,000	431,600
Local TV Finance LLC, PIK
9.250%, 06/15/2015 (S)		316,031	301,810
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036		774,000	811,465
Mashantucket Western Pequot Tribe,
Series A
8.500%, 11/15/2015 (H)(S)		3,075,000	138,375

The accompanying notes are an integral part of the financial statements.

74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
MGM Resorts International
6.625%, 07/15/2015		$2,155,000	$2,047,250
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014		1,875,000	885,938
8.000%, 04/01/2012		655,000	438,850
Nexstar Broadcasting, Inc.
7.000%, 01/15/2014		264,000	257,730
Nexstar Broadcasting, Inc., PIK
7.000%, 01/15/2014		805,996	786,854
Quebecor Media, Inc.
7.375%, 01/15/2021 (S)	CAD	170,000	166,037
Regal Entertainment Group
9.125%, 08/15/2018		$305,000	327,113
Shaw Communications, Inc.
5.500%, 12/07/2020	CAD	555,000	582,719
6.500%, 06/02/2014		325,000	348,799
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)		$955,000	795,038
Sirius XM Radio, Inc.
8.750%, 04/01/2015 (S)		1,590,000	1,741,050
Sonic Automotive, Inc.
9.000%, 03/15/2018		70,000	73,675
Standard Pacific Corp.
8.375%, 05/15/2018 to 01/15/2021		545,000	515,650
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)		2,685,000	0
Tenneco, Inc.
6.875%, 12/15/2020		555,000	568,875
The Goodyear Tire & Rubber Company
8.250%, 08/15/2020		1,925,000	2,098,250
8.750%, 08/15/2020		320,000	352,800
Toys R Us Property Company II LLC
8.500%, 12/01/2017		190,000	196,650
Videotron Ltee
7.125%, 01/15/2020 (S)	CAD	420,000	423,026
Waterford Gaming LLC
8.625%, 09/15/2014 (S)		$2,561,199	874,641
WMG Acquisition Corp.
11.500%, 10/01/2018 (S)		1,090,000	1,081,825
XM Satellite Radio, Inc.
7.625%, 11/01/2018 (S)		445,000	467,250
13.000%, 08/01/2013 (S)		975,000	1,106,625
			40,526,127
Consumer Staples - 3.42%
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	2,111,000	1,182,681
B&G Foods, Inc.
7.625%, 01/15/2018		$180,000	191,250
Corp. Lindley SA
6.750%, 11/23/2021 (S)		405,000	413,100
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)		375,000	383,438
Del Monte Corp.
7.625%, 02/15/2019		375,000	360,000
Grupo Bimbo SAB de CV
4.875%, 06/30/2020 (S)		230,000	242,197
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)		575,000	521,813
Marfrig Holding Europe BV
8.375%, 05/09/2018 (S)		900,000	661,500
Revlon Consumer Products Corp.
9.750%, 11/15/2015		505,000	537,194
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019 (S)		3,555,000	3,377,250
9.250%, 05/15/2018 (S)		565,000	540,988
Viterra, Inc.
8.500%, 07/07/2014	CAD	5,210,000	5,331,460
Yankee Candle Company, Inc.
8.500%, 02/15/2015		$90,000	90,900
Yankee Candle Company, Inc., Series B
9.750%, 02/15/2017		500,000	487,500
			14,321,271
Energy - 3.99%
Alpha Natural Resources, Inc.
6.250%, 06/01/2021		1,125,000	1,091,250
Arch Coal, Inc.
7.000%, 06/15/2019 (S)		170,000	173,400
Bumi Investment Pte, Ltd.
10.750%, 10/06/2017 (S)		1,345,000	1,345,000
Calfrac Holdings LP
7.500%, 12/01/2020 (S)		900,000	877,500
Energy Partners, Ltd.
8.250%, 02/15/2018		385,000	367,675
Forbes Energy Services, Ltd.
9.000%, 06/15/2019		450,000	420,750
Inkia Energy, Ltd.
8.375%, 04/04/2021 (S)		1,575,000	1,567,125
MarkWest Energy Partners LP
6.500%, 08/15/2021		495,000	515,419
McMoRan Exploration Company
11.875%, 11/15/2014		1,505,000	1,595,300
Niska Gas Storage US LLC
8.875%, 03/15/2018		560,000	547,400
Offshore Group Investments, Ltd.
11.500%, 08/01/2015		3,020,000	3,265,375
Pan American Energy LLC
7.875%, 05/07/2021 (S)		160,000	160,800
Pertamina Persero PT
5.250%, 05/23/2021 (S)		565,000	578,278
6.500%, 05/27/2041 (S)		400,000	414,000
PHI, Inc.
8.625%, 10/15/2018		725,000	726,813
RDS Ultra-Deepwater, Ltd.
11.875%, 03/15/2017 (S)		340,000	358,700
Regency Energy Partners LP
9.375%, 06/01/2016		600,000	660,000
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)		435,000	448,050
W&T Offshore, Inc.
8.500%, 06/15/2019 (S)		805,000	833,175
Westmoreland Coal Company
10.750%, 02/01/2018		790,000	774,200
			16,720,210
Financials - 15.15%
Affinion Group Holdings, Inc.
11.625%, 11/15/2015		790,000	655,700
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,165,000	1,926,850
Banco Continental SA (7.375% to
10/07/2020, then 3 month
LIBOR + 6.802%)
10/07/2040 (S)		505,000	505,566
Banco de Galicia y Buenos Aires
8.750%, 05/04/2018 (S)		950,000	807,500

The accompanying notes are an integral part of the financial statements.

75

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Banco Safra SA
10.250%, 08/08/2016 (S)	BRL	$752,000	391,072
Bancolombia SA
5.950%, 06/03/2021		$850,000	853,188
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,552,455
Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
03/29/2067		$780,000	770,250
Citizens Republic Bancorp, Inc.
5.750%, 02/01/2013		500,000	458,290
Corp Andina de Fomento
3.750%, 01/15/2016		250,000	253,899
Council of Europe Development Bank
5.250%, 05/27/2013	AUD	1,680,000	1,726,973
Country Garden Holdings Company
11.125%, 02/23/2018 (S)		$330,000	285,450
DuPont Fabros Technology LP
8.500%, 12/15/2017		395,000	422,650
E*Trade Financial Corp.
6.750%, 06/01/2016		590,000	572,300
Emeralds
0.679%, 08/04/2020 (H)(P)(S)		104,967	94,470
Eurofima
6.000%, 01/28/2014	AUD	1,395,000	1,452,233
European Investment Bank
4.250%, 02/04/2015	NOK	6,400,000	1,104,860
5.375%, 05/20/2014	AUD	3,030,000	3,099,314
7.000%, 01/18/2012	NZD	1,450,000	1,130,401
Export-Import Bank of Korea
6.500%, 01/25/2012 (S)	INR	38,100,000	714,290
First Tennessee Bank NA
5.050%, 01/15/2015		$618,000	619,140
General Electric Capital
Australia Funding Pty, Ltd.
6.000%, 05/15/2013	AUD	580,000	601,140
7.000%, 10/08/2015		2,800,000	3,002,814
General Electric Capital Corp.
4.875%, 04/05/2016	SEK	10,000,000	1,499,395
General Electric Capital Corp., Series A
7.625%, 12/10/2014	NZD	4,415,000	3,751,757
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR +2.125%)
02/12/2067 (S)		$1,885,000	1,328,925
Hongkong Land Treasury Services
(Singapore) Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	198,095
Inter-American Development Bank
4.750%, 01/10/2014	INR	55,850,000	1,032,865
Inter-American Development Bank,
Series INTL
7.250%, 05/24/2012	NZD	4,665,000	3,689,276
Intercorp Retail Trust
8.875%, 11/14/2018 (S)		$515,000	531,738
International Finance Corp.
7.500%, 02/28/2013	AUD	1,627,000	1,731,400
Kreditanstalt fuer Wiederaufbau
4.000%, 12/15/2014	NOK	10,010,000	1,750,259
5.750%, 05/13/2015	AUD	4,775,000	4,995,575
7.000%, 10/22/2012	IDR	15,900,000,000	1,752,095
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017		$2,269,000	2,393,446
MetLife, Inc.
6.400%, 12/15/2036		755,000	713,304
Morgan Stanley
11.500%, 10/22/2020 (S)	BRL	2,922,000	1,433,390
Nationstar Mortgage
10.875%, 04/01/2015		$175,000	173,250
Realogy Corp.
11.500%, 04/15/2017		1,030,000	803,400
12.000%, 04/15/2017		1,403,315	1,080,553
Regions Financial Corp.
7.375%, 12/10/2037		275,000	231,000
Standard Chartered Bank
2.220%, 07/05/2013	SGD	1,750,000	1,355,599
Symetra Financial Corp. (8.300% to
10/15/2017, then 3 month
LIBOR + 4.177%)
10/15/2037 (S)		$990,000	913,275
Synovus Financial Corp.
5.125%, 06/15/2017		230,000	194,350
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	1,033,685
The Royal Bank of Scotland PLC
1.609%, 03/31/2014 (P)		2,500,000	1,908,429
The South Financial Group, Inc.
1.947%, 09/01/2037 (P)		$170,000	136,850
United Community Banks, Inc./GA
7.500%, 09/30/2015 (S)		425,000	393,125
Wells Fargo & Company
2.625%, 12/15/2016		945,000	944,642
Western Alliance Bancorp
10.000%, 09/01/2015		845,000	878,800
Wilmington Trust Corp.
4.875%, 04/15/2013		715,000	727,683
8.500%, 04/02/2018		876,000	1,051,769
XL Group PLC., Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)		665,000	520,363
Yanlord Land Group, Ltd.
10.625%, 03/29/2018 (S)		450,000	346,500
			63,495,598
Health Care - 2.13%
Alere, Inc.
8.625%, 10/01/2018		1,410,000	1,388,850
BioScrip, Inc.
10.250%, 10/01/2015		830,000	819,625
Catalent Pharma Solutions, Inc., PIK
9.500%, 04/15/2015		775,593	796,922
Community Health Systems, Inc.
8.875%, 07/15/2015		1,360,000	1,404,200
Endo Pharmaceuticals Holdings, Inc.
7.250%, 01/15/2022		530,000	563,788
ExamWorks Group, Inc.
9.000%, 07/15/2019 (S)		1,080,000	977,400
Grifols, Inc.
8.250%, 02/01/2018		325,000	341,250
HCA, Inc.
7.500%, 02/15/2022		1,165,000	1,191,213
8.000%, 10/01/2018		280,000	296,100
Kinetic Concepts, Inc.
10.500%, 11/01/2018 (S)		430,000	421,400
LifePoint Hospitals, Inc.
6.625%, 10/01/2020		160,000	165,800
Valeant Pharmaceuticals International, Inc.
7.000%, 10/01/2020 (S)		580,000	572,750
			8,939,298

The accompanying notes are an integral part of the financial statements.

76

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials - 4.47%
Aeropuertos Argentina 2000 SA
10.750%, 12/01/2020 (S)	$671,040	$686,977
Aircastle, Ltd.
9.750%, 08/01/2018 (S)	140,000	145,950
America West Airlines 2001-1 Pass
Through Trust
7.100%, 04/02/2021	139,777	129,992
Avis Budget Car Rental LLC
9.625%, 03/15/2018	325,000	336,375
Covanta Holding Corp.
7.250%, 12/01/2020	1,385,000	1,455,460
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,350,068	1,409,066
Delta Air Lines, Inc.
12.250%, 03/15/2015 (S)	485,000	506,825
Global Aviation Holdings, Inc.
14.000%, 08/15/2013	1,344,000	1,061,760
Grupo KUO SAB de CV
9.750%, 10/17/2017 (S)	675,000	715,500
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	200,000	205,000
Mega Advance Investments, Ltd.
5.000%, 05/12/2021 (S)	570,000	579,423
Navios Maritime Holdings, Inc.
8.125%, 02/15/2019	375,000	279,375
Navios South American Logistics, Inc.
9.250%, 04/15/2019 (S)	240,000	192,000
Nortek, Inc.
10.000%, 12/01/2018 (S)	915,000	866,963
Odebrecht Finance, Ltd.
7.500%, 09/14/2015 (Q)(S)	295,000	288,363
SCF Capital, Ltd.
5.375%, 10/27/2017 (S)	905,000	778,300
Smiths Group PLC
7.200%, 05/15/2019 (S)	290,000	348,095
Swift Services Holdings, Inc.
10.000%, 11/15/2018	765,000	805,163
TAM Capital 3, Inc.
8.375%, 06/03/2021 (S)	775,000	782,750
Thermadyne Holdings Corp.
9.000%, 12/15/2017	435,000	450,225
TransDigm, Inc.
7.750%, 12/15/2018	865,000	929,875
Tutor Perini Corp.
7.625%, 11/01/2018	1,100,000	1,039,500
United Air Lines, Inc.
9.875%, 08/01/2013 (S)	157,000	160,533
12.000%, 11/01/2013 (S)	1,105,000	1,151,963
United Air Lines, Inc. 2009-1 Pass
Through Trust
10.400%, 11/01/2016	802,410	887,626
United Air Lines, Inc. 2009-2A Pass
Through Trust
9.750%, 01/15/2017	360,184	388,998
Votorantim Cimentos SA
7.250%, 04/05/2041 (S)	430,000	416,025
Western Express, Inc.
12.500%, 04/15/2015 (S)	1,590,000	675,750
WPE International Cooperatief UA
10.375%, 09/30/2020 (S)	1,220,000	1,085,800
		18,759,632
Information Technology - 0.77%
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,155,000	1,178,100
EH Holding Corp.
7.625%, 06/15/2021 (S)	110,000	115,500
Equinix, Inc.
8.125%, 03/01/2018	730,000	795,700
First Data Corp.
8.875%, 08/15/2020 (S)	110,000	110,000
Freescale Semiconductor, Inc.
9.250%, 04/15/2018 (S)	135,000	144,281
Seagate HDD Cayman
7.000%, 11/01/2021 (S)	860,000	881,500
		3,225,081
Materials - 5.39%
AbitibiBowater, Inc.
10.250%, 10/15/2018 (S)	883,000	973,508
American Pacific Corp.
9.000%, 02/01/2015	2,605,000	2,533,363
APERAM
7.750%, 04/01/2018 (S)	430,000	356,900
Ball Corp.
6.750%, 09/15/2020	1,514,000	1,646,475
Berry Plastics Corp.
8.250%, 11/15/2015	875,000	931,875
9.750%, 01/15/2021	470,000	468,825
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	235,000	250,863
7.375%, 10/04/2015 (Q)(S)	410,000	406,925
Cascades, Inc.
7.875%, 01/15/2020	25,000	24,250
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021	400,000	415,384
CSN Islands XII Corp.
7.000%, 09/23/2015 (Q)(S)	820,000	787,200
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (S)	495,000	480,150
Ferro Corp.
7.875%, 08/15/2018	50,000	50,250
Fufeng Group, Ltd.
7.625%, 04/13/2016 (S)	1,100,000	902,000
Graham Packaging Company LP
9.875%, 10/15/2014	590,000	599,588
Longview Fibre Paper & Packaging, Inc.
8.000%, 06/01/2016 (S)	295,000	295,000
Mercer International, Inc.
9.500%, 12/01/2017	610,000	623,725
Metinvest BV
8.750%, 02/14/2018 (S)	950,000	780,425
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)	1,540,000	1,124,200
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	435,000	476,325
Polymer Group, Inc.
7.750%, 02/01/2019 (S)	155,000	160,425
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	1,707,000	1,711,268
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)	250,000	214,375
7.500%, 06/15/2032 (S)	1,110,000	890,775
Solo Cup Company
10.500%, 11/01/2013	655,000	664,825
SunCoke Energy, Inc.
7.625%, 08/01/2019 (S)	820,000	820,000

The accompanying notes are an integral part of the financial statements.

77

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Suzano Trading, Ltd.
5.875%, 01/23/2021 (S)		$1,410,000	$1,297,200
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018		475,000	422,750
Vale Overseas, Ltd.
4.625%, 09/15/2020		310,000	320,458
Vedanta Resources PLC
8.250%, 06/07/2021 (S)		1,260,000	976,500
Verso Paper Holdings LLC
8.750%, 02/01/2019		625,000	381,250
Winsway Coking Coal Holding, Ltd.
8.500%, 04/08/2016 (S)		745,000	592,275
			22,579,332
Telecommunication Services - 3.00%
Axtel SAB de CV
7.625%, 02/01/2017 (S)		60,000	42,600
9.000%, 09/22/2019 (S)		2,125,000	1,583,125
Brasil Telecom SA
9.750%, 09/15/2016 (S)	BRL	811,000	426,098
Cincinnati Bell, Inc.
8.750%, 03/15/2018		$650,000	603,688
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		270,000	275,852
Data & Audio Visual Enterprises
Wireless, Inc.
9.500%, 04/29/2018	CAD	550,000	496,687
Digicel Group, Ltd.
8.875%, 01/15/2015 (S)		$295,000	290,575
Digicel, Ltd.
8.250%, 09/01/2017 (S)		680,000	683,400
Frontier Communications Corp.
8.500%, 04/15/2020		235,000	240,581
GTP Acquisition Partners I LLC
7.628%, 06/15/2016 (S)		890,000	870,060
Intelsat Luxembourg SA
11.250%, 02/04/2017		1,495,000	1,446,413
Level 3 Financing, Inc.
10.000%, 02/01/2018		630,000	667,800
NII Capital Corp.
8.875%, 12/15/2019		445,000	468,363
Satmex Escrow SA de CV
9.500%, 05/15/2017		630,000	642,600
SBA Tower Trust
5.101%, 04/15/2017 (S)		395,000	411,294
SingTel Group Treasury Pte, Ltd.
3.488%, 04/08/2020	SGD	1,000,000	818,040
Sprint Capital Corp.
8.750%, 03/15/2032		$1,085,000	877,494
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)		170,000	178,500
West Corp.
11.000%, 10/15/2016		1,160,000	1,220,900
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		380,000	345,800
			12,589,870
Utilities - 0.81%
AES Andres Dominicana, Ltd.
9.500%, 11/12/2020 (S)		580,000	574,200
Centrais Eletricas do Para SA
10.500%, 06/03/2016 (S)		625,000	619,115
Cia de Eletricidade do Estado da Bahia
11.750%, 04/27/2016 (S)	BRL	940,000	526,632
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)	555,000	570,263
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)	1,070,000	1,096,750
Energy Future Holdings Corp., PIK
11.250%, 11/01/2017	7,756	6,515
		3,393,475
TOTAL CORPORATE BONDS (Cost $209,179,959)		$204,549,894

CAPITAL PREFERRED SECURITIES - 2.83%
Financials - 2.83%
BB&T Capital Trust IV (6.820% to
06/12/2037 then 3 month
LIBOR + 2.110% quarterly or 1 month
LIBOR + 2.108%) 06/12/2057	395,000	397,469
Citigroup Capital XXI (8.300% to
12/21/2037, then 3 month
LIBOR + 4.170%) 12/21/2057	310,000	309,613
Cullen/Frost Capital Trust II
2.077%, 03/01/2034 (P)	826,000	676,513
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%) 04/15/2037	1,311,000	1,284,780
First Midwest Capital Trust I, Series B
6.950%, 12/01/2033	204,000	185,130
First Tennessee Capital II
6.300%, 04/15/2034	593,000	517,757
JPMorgan Chase Capital XXIII (1.261%
to 05/15/2047, then 3 month
LIBOR + 2.030%) 05/15/2047	1,990,000	1,361,088
JPMorgan Chase Capital XXII
6.450%, 02/02/2037	815,000	815,000
M&T Capital Trust II 8.277%, 06/01/2027	370,000	383,702
M&T Capital Trust III
9.250%, 02/01/2027	95,000	97,504
North Fork Capital Trust II
8.000%, 12/15/2027	385,000	365,750
PNC Financial Services Group, Inc.
6.750%, 08/01/2021 (P)(Q)	800,000	782,344
Regions Financing Trust II (6.625% to
05/15/2027, then 3 month LIBOR
1.290%) 05/15/2047	1,895,000	1,553,900
SunTrust Capital VIII (6.100% to
12/15/2036, then 1 month
LIBOR + 1.965%) 12/15/2036	920,000	908,500
The South Financial Group, Inc. (1.630%
to 12/15/2012, then 1 month
LIBOR + 1.320%) 09/15/2037	300,000	241,500
USB Capital IX
3.500%, 01/15/2012 (P)(Q)	1,036,000	722,392
Wachovia Capital Trust III (5.80% to
12/15/2011, then 3 month
LIBOR + 0.930%) 03/15/2012 (P)(Q)	1,500,000	1,256,250
		11,859,192
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $12,214,860)		$11,859,192

CONVERTIBLE BONDS - 1.54%
Consumer Discretionary - 0.65%
Ford Motor Company 4.250%, 11/15/2016	1,075,000	1,541,281

The accompanying notes are an integral part of the financial statements.

78

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or
		Principal
		Amount	Value

CONVERTIBLE BONDS (continued)
Consumer Discretionary (continued)
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)		$919,000	$1,187,808
			2,729,089
Energy - 0.17%
Chesapeake Energy Corp.
2.250%, 12/15/2038		605,000	499,125
2.500%, 05/15/2037		260,000	231,725
			730,850
Financials - 0.37%
Ares Capital Corp.
5.750%, 02/01/2016 (S)		1,130,000	1,087,625
Dundee International 5.500%, 07/31/2018	CAD	215,000	205,767
Transglobe Apartment Real Estate
Investment Trust 5.400%, 09/30/2018		275,000	271,963
			1,565,355
Health Care - 0.03%
Teleflex, Inc. 3.875%, 08/01/2017		$95,000	114,238
Industrials - 0.26%
United Continental Holdings, Inc.
4.500%, 06/30/2021		1,210,000	1,089,000
Information Technology - 0.06%
Electronic Arts, Inc.
0.750%, 07/15/2016 (S)		250,000	242,813
TOTAL CONVERTIBLE BONDS (Cost $6,617,804)			$6,471,345

MUNICIPAL BONDS - 0.74%
American Municipal Power, Inc. (Ohio)
8.084%, 02/15/2050		855,000	1,199,266
City of Long Beach (California)
7.282%, 11/01/2030		170,000	174,544
Dallas-Fort Worth International Airport
Facilities Improvement (Texas)
7.000%, 01/01/2016		350,000	364,812
Metropolitan Washington Airports
Authority, Series D (District of
Columbia) 8.000%, 10/01/2047		240,000	264,730
Municipal Electric Authority of Georgia
7.055%, 04/01/2057		830,000	856,386
Washington State Convention Center
Public Facilities District
6.790%, 07/01/2040		185,000	229,437
TOTAL MUNICIPAL BONDS (Cost $2,637,933)			$3,089,175

TERM LOANS (M) - 4.34%
Consumer Discretionary - 1.87%
Caesars Entertainment Operating
Company, Inc.
4.668%, 01/26/2018		1,850,000	1,523,166
CCM Merger, Inc.
7.000%, 03/01/2017		263,994	260,914
Clear Channel Communications, Inc.
3.946%, 01/28/2016		1,205,032	888,041
Hubbard Broadcasting, Inc.
8.750%, 04/30/2018		100,000	99,000
Kalispel Tribal Economic Authority
7.500%, 02/22/2017		803,966	739,649
Las Vegas Sands LLC
2.930%, 11/23/2016		642,023	614,737
Michaels Stores, Inc.
2.727%, 10/31/2013		1,463,684	1,436,240
Mood Media Corp.
7.000%, 04/30/2018	437,800	400,587
10.250%, 10/31/2018	160,000	147,600
Primedia, Inc.
7.500%, 01/12/2018	1,641,750	1,461,158
Vertis, Inc.
11.750%, 12/31/2015	504,724	277,598
		7,848,690
Consumer Staples - 0.10%
Revlon Consumer Products Corp.
4.753%, 11/17/2017	408,975	403,522
Financials - 0.13%
Realogy Corp.
3.204%, 10/10/2013	56,284	52,520
3.441%, 10/10/2013	528,884	493,515
		546,035
Health Care - 0.70%
Catalent Pharma Solutions, Inc.
2.546%, 04/10/2014	1,813,948	1,741,390
Community Health Systems, Inc.
2.546%, 07/25/2014	40,197	38,933
2.757%, 07/25/2014	627,181	607,470
National Mentor Holdings, Inc.
7.000%, 02/09/2017	595,500	544,883
		2,932,676
Industrials - 0.53%
Bourland & Leverich Supply
Company LLC
11.000%, 08/13/2015	116,406	112,914
Travelport LLC
4.869%, 08/21/2015	399,835	331,863
US Airways Group, Inc.
2.796%, 03/21/2014	2,086,970	1,792,707
		2,237,484
Information Technology - 0.13%
First Data Corp.
3.044%, 09/24/2014	63,195	56,859
4.294%, 03/23/2018	593,821	496,264
		553,123
Materials - 0.22%
Consolidated Container Company LLC
5.813%, 09/28/2014	1,100,000	916,666
Telecommunication Services - 0.52%
Intelsat Jackson Holdings SA
3.391%, 02/01/2014	700,000	664,650
5.250%, 04/02/2018	900,475	895,973
Unitek Global Services
9.000%, 04/16/2018	641,775	624,126
		2,184,749
Utilities - 0.14%
Texas Competitive Electric
Holdings Company LLC
3.776%, 10/10/2014	339,804	236,482
4.776%, 10/10/2017	552,799	349,338
		585,820
TOTAL TERM LOANS (Cost $19,161,845)		$18,208,765

The accompanying notes are an integral part of the financial statements.

79

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.41%

COMMERCIAL & RESIDENTIAL - 4.07%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
2.706%, 04/25/2035 (P)	$705,003	$623,221
American Home Mortgage Assets,
Series 2006-6, Class XP IO
2.270%, 12/25/2046	13,210,468	764,051
American Tower Trust, Series 2007-1A,
Class C
5.615%, 04/15/2037 (S)	260,000	274,090
Bear Stearns Alt-A Trust
Series 2004-12 1A1,
0.644%, 01/25/2035 (P)	419,651	330,874
Series 2004-13, Class A1,
1.034%, 11/25/2034 (P)	1,119,965	972,225
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 2A1
2.757%, 02/25/2037 (P)	387,681	362,955
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X IO
2.754%, 09/20/2046	11,978,980	748,106
Downey Savings & Loan Association
Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
2.202%, 09/19/2044	5,074,841	249,026
Series 2005-AR2, Class X2 IO,
2.538%, 03/19/2045	9,754,148	508,831
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM
5.882%, 07/10/2038 (P)	325,000	329,808
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
2.724%, 09/25/2035 (P)	1,026,756	858,092
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	13,536,840	83,928
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	16,189,466	106,850
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	20,073,049	100,566
Series 2005-8, Class 1X IO,
2.270%, 09/19/2035	8,823,698	402,769
Series 2005-2, Class IX IO,
2.284%, 05/19/2035	3,929,945	189,632
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.697%, 10/25/2036	24,622,634	1,108,019
Series 2005-AR18, Class 1X IO,
2.030%, 10/25/2036	24,192,338	1,693,464
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB18,
Class A4
5.440%, 06/12/2047	640,000	686,107
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3,
Class A4
5.414%, 07/12/2046 (P)	628,000	691,520
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
2.507%, 10/25/2034 (P)	595,058	477,526
Series 2004-9, Class 1A,
5.877%, 11/25/2034 (P)	2,298,585	2,227,113
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
2.505%, 12/25/2033 (P)	642,470	581,676
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class B1,
0.894%, 04/25/2045 (P)	3,319,064	409,868
Series 2005-AR13, Class B1,
0.894%, 10/25/2045 (P)	2,048,876	294,331
Series 2005-AR13, Class X IO,
1.493%, 10/25/2045	36,438,786	1,730,150
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-Z,
Class 2A1
2.616%, 12/25/2034 (P)	291,324	262,787
		17,067,585
U.S. Government Agency - 0.34%
Federal National Mortgage Association
Series 402, Class 4 IO,
4.000%, 10/25/2039	895,742	109,184
Series 402, Class 3 IO,
4.000%, 11/25/2039	819,125	105,508
Series 406, Class 3 IO,
4.000%, 01/25/2041	802,741	113,666
Series 398, Class C3 IO,
4.500%, 05/25/2039	689,042	94,917
Series 402, Class 7 IO,
4.500%, 11/25/2039	989,729	135,482
Series 407, Class 4 IO,
4.500%, 03/25/2041	1,375,063	193,024
Series 407, Class 7 IO,
5.000%, 03/25/2041	2,648,317	443,903
Series 407, Class 8 IO,
5.000%, 03/25/2041	1,238,855	238,030
		1,433,714
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $15,059,920)		$18,501,299

ASSET BACKED SECURITIES - 0.58%
Aircraft Certificate Owner Trust,
Series 2003-1A, Class E
7.001%, 09/20/2022 (S)	305,000	269,925
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2,
5.261%, 04/25/2037 (S)	1,130,000	1,134,520
Series 2007-1, Class M1,
7.629%, 04/25/2037 (S)	1,000,000	1,007,491
TOTAL ASSET BACKED SECURITIES (Cost $2,273,602)		$2,411,936

COMMON STOCKS - 3.98%
Consumer Discretionary - 0.36%
Charter Communications, Inc., Class A (I)	26,089	$1,485,508
Greektown Superholdings, Inc. (I)	269	18,367
Vertis Holdings, Inc. (I)	8,371	4,520
		1,508,395
Energy - 0.08%
YPF SA ADR	9,702	336,465
Financials - 0.47%
Apollo Investment Corp.	85,538	550,865
Ares Capital Corp.	30,507	471,333
Dundee International	11,025	108,221
Plum Creek Timber Company, Inc.	11,129	406,876

The accompanying notes are an integral part of the financial statements.

80

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financials (continued)
Weyerhaeuser Company	$22,945	$428,383
		1,965,678
Telecommunication Services - 0.54%
AT&T, Inc.	35,651	1,078,086
Verizon Communications, Inc.	29,129	1,168,655
		2,246,741
Utilities - 2.53%
Alliant Energy Corp.	27,024	1,192,029
Consolidated Edison, Inc.	18,634	1,155,866
DTE Energy Company	21,469	1,168,987
Entergy Corp.	16,465	1,202,768
FirstEnergy Corp.	24,538	1,087,033
NSTAR	24,138	1,133,520
OGE Energy Corp.	22,183	1,257,998
Progress Energy, Inc.	21,730	1,217,315
Xcel Energy, Inc.	43,256	1,195,596
		10,611,112
TOTAL COMMON STOCKS (Cost $15,203,009)		$16,668,391

PREFERRED SECURITIES - 2.99%
Consumer Discretionary - 0.21%
General Motors Company,
Series B, 4.750%	14,932	511,400
Greektown
Superholdings, Inc., Series A (I)	5,366	366,390
		877,790
Energy - 0.24%
Apache Corp., Series D, 6.000%	18,825	1,021,821
Financials - 1.97%
Citigroup, Inc., 7.500%	14,530	1,180,563
FelCor Lodging Trust, Inc.,
Series A, 1.950%	30,070	668,155
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	21,225	410,492
MetLife, Inc., 5.000%	36,643	2,257,942
Wells Fargo & Company,
Series L, 7.500%	2,205	2,324,070
Zions Bancorporation, Series C, 9.500%	56,400	1,424,100
		8,265,322
Utilities - 0.57%
PPL Corp., 8.750%	42,715	2,370,683
TOTAL PREFERRED SECURITIES (Cost $14,288,704)		$12,535,616

OPTIONS PURCHASED - 0.02%
Call Options - 0.02%
Over the Counter Call USD vs. CAD
(Expiration Date:03/06/2012; Strike
Price: $0.9845 USD; Counterparty:
JPMorgan Securities, Inc.)	$15,000,000	$92,520
TOTAL OPTIONS PURCHASED (Cost $132,000)		$92,520
Total Investments (Strategic Income Opportunities Trust)
(Cost $399,887,347) - 95.64%		$400,919,802
Other assets and liabilities, net - 4.36%		18,281,662
TOTAL NET ASSETS - 100.00%		$419,201,464
Total Return Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 68.75%
U.S. Government - 24.96%
Treasury Inflation Protected Securities
0.625%, 07/15/2021 (D)	$1,004,740	1,074,361
1.125%, 01/15/2021 (D)	310,557	346,247
1.750%, 01/15/2028	4,215,627	5,066,328
2.000%, 01/15/2026 (D)	5,704,700	7,008,760
2.125%, 02/15/2040 to 02/15/2041	25,230,458	33,886,715
2.375%, 01/15/2025	2,282,565	2,900,284
2.375%, 01/15/2027 (D)	2,245,820	2,899,565
2.500%, 01/15/2029 (D)(F)	18,774,194	25,032,741
3.375%, 04/15/2032	127,578	196,490
3.625%, 04/15/2028	1,820,117	2,703,869
3.875%, 04/15/2029 (D)(F)	8,678,250	13,512,981
U.S. Treasury Notes
0.875%, 12/31/2016 (C)	29,000,000	29,058,899
1.375%, 11/30/2018 (D)	123,500,000	123,924,593
1.500%, 08/31/2018 (C)(D)(F)	214,300,000	217,481,069
2.000%, 11/15/2021 (C)	14,600,000	14,759,695
2.125%, 08/15/2021 (C)	22,900,000	23,476,072
2.625%, 08/15/2020 to 11/15/2020 (D)	95,000,000	102,364,596
3.000%, 02/28/2017	300,000	331,875
3.375%, 11/15/2019	2,200,000	2,507,828
3.500%, 05/15/2020	38,900,000	44,735,000
3.625%, 02/15/2020 (D)	62,400,000	72,354,734
3.625%, 02/15/2021 (C)(D)	110,210,000	127,912,481
		853,535,183
U.S. Government Agency - 43.79%
Federal Home Loan Mortgage Corp.
2.000%, 08/25/2016	1,700,000	1,768,558
2.500%, 05/27/2016	1,700,000	1,801,181
2.542%, 06/01/2034 (P)	265,057	281,712
2.727%, 01/01/2029 (P)	193,095	202,375
4.000%, TBA (C)	61,000,000	63,972,475
4.500%, TBA (C)	21,000,000	22,262,848
4.500%, 10/01/2039 to 03/01/2041	2,710,813	2,874,155
4.875%, 06/13/2018	2,100,000	2,531,117
5.500%, 04/01/2035 to 07/01/2038	3,728,955	4,039,428
6.000%, TBA (C)	2,000,000	2,196,097
6.000%, 03/01/2016 to 03/01/2038	131,146	143,257
Federal National Mortgage Association
1.420%, 06/01/2043 (P)	1,156,766	1,148,355
1.618%, 10/01/2040 (P)	184,897	184,795
2.235%, 09/01/2035 (P)	3,328,305	3,463,939
3.000%, TBA (C)	17,000,000	17,503,657
3.330%, 11/01/2021	399,441	416,945
3.500%, TBA (C)	12,800,000	13,384,680
3.500%, 08/01/2013 to 03/01/2041	42,195,040	43,457,379
3.987%, 05/01/2036 (P)	2,237,915	2,415,172
4.000%, TBA (C)	115,000,000	120,795,950
4.000%, 09/01/2013 to 09/01/2041	106,144,497	111,544,262
4.500%, TBA (C)	483,000,000	514,087,715
4.500%, 02/01/2018 to 09/01/2041	245,362,168	260,977,957
4.746%, 09/01/2035 (P)	315,083	337,006
5.000%, TBA (C)	53,500,000	57,806,236
5.000%, 02/01/2034 to 04/01/2037	8,233,292	8,890,860
5.031%, 05/01/2035 (P)	389,039	418,703
5.500%, TBA	52,000,000	56,623,559
5.500%, 01/01/2017 to 06/01/2040	63,250,984	68,872,460
6.000%, TBA (C)	7,900,000	8,698,652
6.000%, 12/01/2016 to 01/01/2039	88,753,567	97,669,079
6.500%, 03/01/2036 to 11/01/2037	60,667	67,571
Government National
Mortgage Association
1.625%, 09/20/2021 (P)	47,354	48,269

The accompanying notes are an integral part of the financial statements.

81

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
1.750%, 01/20/2032 to 02/20/2032 (P)		$522,039	$537,653
2.125%, 10/20/2029 to 11/20/2029 (P)		374,251	384,777
2.375%, 05/20/2023 to 05/20/2030 (P)		542,111	555,914
3.500%, 11/20/2040		953,698	994,533
Small Business Administration
4.504%, 02/01/2014		153,837	158,441
4.880%, 11/01/2024		89,848	98,598
5.130%, 09/01/2023		172,562	189,359
5.520%, 06/01/2024		3,106,320	3,457,815
			1,497,263,494
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,309,030,767)			$2,350,798,677

FOREIGN GOVERNMENT
OBLIGATIONS - 7.55%
Brazil - 0.05%
Federative Republic of Brazil
10.250%, 01/10/2028	BRL	2,600,000	1,589,063
Canada - 3.88%
Canada Housing Trust
1.375%, 01/27/2014		$4,100,000	4,143,349
2.650%, 03/15/2022 (S)	CAD	1,500,000	1,492,903
3.350%, 12/15/2020 (S)		7,300,000	7,746,205
3.750%, 03/15/2020 (S)		5,100,000	5,572,729
3.800%, 06/15/2021 (S)		3,700,000	4,059,377
Government of Canada
2.750%, 09/01/2016		8,600,000	9,003,092
3.250%, 06/01/2021		1,400,000	1,527,872
3.750%, 06/01/2019		1,500,000	1,684,800
4.250%, 06/01/2018		300,000	343,642
Province of British Columbia
3.250%, 12/18/2021		300,000	305,280
4.300%, 06/18/2042		400,000	462,080
Province of Ontario
1.600%, 09/21/2016		$100,000	99,715
1.875%, 09/15/2015		900,000	917,076
3.000%, 07/16/2018		1,200,000	1,262,081
3.150%, 06/02/2022	CAD	3,200,000	3,204,492
4.000%, 06/02/2021		3,000,000	3,234,052
4.200%, 06/02/2020		28,900,000	31,686,031
4.300%, 03/08/2017		1,700,000	1,867,856
4.400%, 04/14/2020		$200,000	227,800
4.600%, 06/02/2039	CAD	1,800,000	2,132,949
4.700%, 06/02/2037		36,400,000	43,301,261
Province of Quebec
3.500%, 07/29/2020		$600,000	642,284
3.500%, 12/01/2022	CAD	600,000	607,722
4.250%, 12/01/2021		2,700,000	2,945,630
4.500%, 12/01/2017 to 12/01/2020		3,700,000	4,122,244
			132,592,522
China - 0.02%
Export-Import Bank of China
4.875%, 07/21/2015 (S)		$500,000	537,721
France - 0.36%
Societe Financement de
l’Economie Francaise
0.603%, 07/16/2012 (P)(S)		2,000,000	2,002,120
2.125%, 05/20/2012	EUR	2,900,000	3,762,807
3.375%, 05/05/2014 (S)		6,500,000	6,651,918
			12,416,845
Italy - 0.21%
Republic of Italy
2.100%, 09/15/2016 to 09/15/2021	EUR	7,215,028	7,133,606
Mexico - 0.09%
Government of Mexico
6.000%, 06/18/2015	MXN	34,700,000	2,546,406
9.500%, 12/18/2014		7,800,000	625,187
			3,171,593
Panama - 0.02%
Republic of Panama
7.250%, 03/15/2015		$700,000	808,500
Russia - 0.47%
Government of Russia
3.625%, 04/29/2015		600,000	603,000
7.500%, 03/31/2030		13,193,000	15,320,371
			15,923,371
South Africa - 0.02%
Republic of South Africa
5.875%, 05/30/2022		500,000	575,000
South Korea - 0.55%
Export-Import Bank of Korea
4.000%, 01/29/2021		1,100,000	1,061,130
4.125%, 09/09/2015		6,400,000	6,562,790
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		1,100,000	1,136,071
Republic of Korea
4.375%, 08/10/2015		9,900,000	10,193,109
			18,953,100
Spain - 0.41%
Kingdom of Spain
3.154%, 03/25/2014 (P)	EUR	6,000,000	7,257,856
4.650%, 07/30/2025		5,800,000	6,783,762
			14,041,618
Turkey - 0.15%
Republic of Turkey
7.000%, 09/26/2016		$4,800,000	5,262,000
United Kingdom - 1.32%
Government of United Kingdom
4.250%, 09/07/2039 to 12/07/2046	GBP	10,700,000	20,484,424
4.750%, 12/07/2030 to 12/07/2038		11,900,000	24,596,355
			45,080,779
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $249,677,478)			$258,085,718

CORPORATE BONDS - 26.58%
Consumer Discretionary - 1.41%
Banque PSA Finance
2.481%, 04/04/2014 (P)(S)		$5,400,000	5,000,551
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013		200,000	217,523
Comcast Corp.
5.875%, 02/15/2018		1,000,000	1,155,965
6.450%, 03/15/2037		1,000,000	1,210,110

The accompanying notes are an integral part of the financial statements.

82

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Daimler Finance North America LLC
1.742%, 09/13/2013 (P)(S)	$2,500,000	$2,467,875
Ford Motor Credit Company LLC
5.875%, 08/02/2021	800,000	833,462
7.000%, 10/01/2013 to 04/15/2015	1,300,000	1,390,236
7.500%, 08/01/2012	3,500,000	3,612,476
8.000%, 06/01/2014 to 12/15/2016	1,200,000	1,357,187
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)	21,300,000	30,500,748
Volkswagen International Finance NV
1.191%, 04/01/2014 (P)(S)	500,000	489,956
		48,236,089
Consumer Staples - 0.08%
Anheuser-Busch Companies, Inc.
5.500%, 01/15/2018	200,000	230,634
Kraft Foods, Inc.
6.250%, 06/01/2012	37,000	37,807
Philip Morris International, Inc.
5.650%, 05/16/2018	2,000,000	2,365,002
		2,633,443
Energy - 1.59%
AK Transneft OJSC
8.700%, 08/07/2018 (S)	1,300,000	1,566,110
Cameron International Corp.
1.459%, 06/02/2014 (P)	3,500,000	3,513,913
El Paso Corp.
7.750%, 01/15/2032	5,475,000	6,323,625
Gazprom OAO
6.212%, 11/22/2016 (S)	2,070,000	2,142,450
7.201%, 02/01/2020	45,444	48,001
9.625%, 03/01/2013	100,000	106,500
10.500%, 03/08/2014	1,000,000	1,120,000
Gazprom SA
6.510%, 03/07/2022	3,000,000	3,045,000
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	3,200,000	3,232,698
Novatek Finance, Ltd.
5.326%, 02/03/2016 (S)	1,100,000	1,108,250
Peabody Energy Corp.
7.875%, 11/01/2026	1,200,000	1,287,000
Petrobras International Finance Company
3.875%, 01/27/2016	9,100,000	9,376,676
5.875%, 03/01/2018	10,000,000	10,940,840
Petroleos Mexicanos
5.500%, 01/21/2021	8,200,000	8,897,000
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.838%, 09/30/2027 (S)	1,500,000	1,597,500
		54,305,563
Financials - 21.36%
Allstate Life Global Funding Trusts
5.375%, 04/30/2013	3,000,000	3,168,126
Ally Financial, Inc.
3.649%, 02/11/2014 (P)	600,000	567,078
6.000%, 05/23/2012	2,400,000	2,406,000
6.750%, 12/01/2014	400,000	402,000
7.000%, 02/01/2012	4,000,000	4,010,000
7.500%, 09/15/2020	100,000	101,000
8.000%, 11/01/2031	5,100,000	4,813,502
8.300%, 02/12/2015	2,600,000	2,743,000
American Express Bank FSB
6.000%, 09/13/2017	300,000	339,988
American Express Centurion Bank
5.550%, 10/17/2012		2,500,000	2,577,205
6.000%, 09/13/2017		300,000	339,325
American Express Company
7.000%, 03/19/2018		1,000,000	1,208,104
American Express Credit Corp.
5.875%, 05/02/2013		2,800,000	2,943,536
American International Group, Inc.
0.663%, 03/20/2012 (P)		5,200,000	5,154,417
4.900%, 06/02/2014	CAD	6,100,000	5,927,853
4.950%, 03/20/2012		$700,000	693,000
5.050%, 10/01/2015		800,000	774,711
5.450%, 05/18/2017		400,000	382,343
5.850%, 01/16/2018		1,300,000	1,271,101
8.250%, 08/15/2018		200,000	211,646
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		12,500,000	11,125,000
ANZ National International, Ltd.
6.200%, 07/19/2013 (S)		3,900,000	4,138,637
Australia & New Zealand Banking
Group, Ltd.
2.125%, 01/10/2014 (S)		4,700,000	4,696,024
Banco Nacional de Desenvolvimento
Economico e Social
4.125%, 09/15/2017 (S)	EUR	1,100,000	1,395,914
Banco Santander Brasil SA
4.500%, 04/06/2015 (S)		$600,000	582,000
Banco Santander Chile
1.659%, 04/20/2012 (P)(S)		6,100,000	6,101,946
Bank of America Corp.
6.000%, 09/01/2017		395,000	385,859
6.500%, 08/01/2016		15,700,000	15,814,092
Bank of America NA
6.000%, 10/15/2036		1,400,000	1,162,662
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		1,200,000	1,245,245
Bank of Montreal
2.850%, 06/09/2015 (S)		2,200,000	2,280,799
Bank of Nova Scotia
1.650%, 10/29/2015 (S)		2,400,000	2,397,526
Barclays Bank PLC
1.677%, 05/30/2017 (P)	EUR	200,000	238,799
2.375%, 01/13/2014		$1,800,000	1,761,968
2.500%, 01/23/2013		20,000,000	19,915,520
5.450%, 09/12/2012		12,500,000	12,770,475
BBVA Bancomer SA
4.500%, 03/10/2016 (S)		1,400,000	1,372,000
6.500%, 03/10/2021 (S)		2,900,000	2,794,875
BNP Paribas SA
1.291%, 01/10/2014 (P)		9,300,000	8,577,046
BPCE SA
2.375%, 10/04/2013 (S)		900,000	871,696
CIT Group, Inc.
5.250%, 04/01/2014 (S)		1,000,000	996,250
7.000%, 05/01/2015		7,400,000	7,414,800
Citigroup, Inc.
0.810%, 06/09/2016 (P)		9,600,000	7,496,016
2.453%, 08/13/2013 (P)		2,700,000	2,650,118
4.875%, 05/07/2015		2,500,000	2,469,705
5.300%, 10/17/2012		1,600,000	1,626,046
5.500%, 08/27/2012 to 04/11/2013		14,700,000	14,990,430
5.625%, 08/27/2012		2,500,000	2,537,823
5.850%, 07/02/2013		1,000,000	1,028,125

The accompanying notes are an integral part of the financial statements.

83

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
6.000%, 08/15/2017		$1,500,000	$1,572,317
6.125%, 08/25/2036		4,200,000	3,627,502
8.500%, 05/22/2019		1,400,000	1,647,457
Countrywide Financial Corp.
5.800%, 06/07/2012		4,000,000	4,008,548
Credit Suisse/New York NY
2.200%, 01/14/2014		2,200,000	2,175,985
Deutsche Bank AG/London
6.000%, 09/01/2017		6,600,000	7,372,603
Dexia Credit Local
0.908%, 04/29/2014 (P)(S)		11,400,000	10,342,103
0.927%, 03/05/2013 (P)(S)		25,700,000	24,327,466
European Investment Bank
3.625%, 01/15/2021	EUR	300,000	408,093
4.625%, 04/15/2020		300,000	437,703
Fifth Third Bancorp
0.983%, 12/20/2016 (P)		$1,800,000	1,586,459
FIH Erhvervsbank A/S
0.912%, 06/13/2013 (P)(S)		40,100,000	40,061,544
Fortis Bank Nederland Holding NV
3.000%, 04/17/2012	EUR	1,600,000	2,083,203
General Electric Capital Corp.
5.875%, 01/14/2038		$4,200,000	4,442,399
6.875%, 01/10/2039		20,100,000	24,038,474
General Electric Capital Corp. (5.500% to
09/15/2017, then 3 month
EURIBOR + 2.000%)
09/15/2067 (S)	EUR	12,700,000	12,820,845
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038		$1,500,000	1,485,000
HSBC Bank PLC
2.000%, 01/19/2014 (S)		2,300,000	2,265,652
HSBC Holdings PLC
6.500%, 05/02/2036 to 09/15/2037		2,900,000	2,888,265
ING Bank NV
1.379%, 03/30/2012 (P)(S)		30,400,000	30,326,462
2.000%, 10/18/2013 (S)		1,200,000	1,172,215
2.650%, 01/14/2013 (S)		600,000	598,228
Intesa Sanpaolo New York, Certificate of
Deposit
2.375%, 12/21/2012		21,100,000	19,627,853
Intesa Sanpaolo SpA
2.906%, 02/24/2014 (P)(S)		5,300,000	4,666,364
JPMorgan Chase & Company
1.654%, 09/26/2013	EUR	500,000	631,703
3.150%, 07/05/2016		$5,400,000	5,426,401
6.000%, 01/15/2018		2,500,000	2,788,485
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)		1,700,000	1,809,973
JPMorgan Chase Bank NA
6.000%, 10/01/2017		5,400,000	5,810,222
Kreditanstalt fuer Wiederaufbau
2.000%, 09/07/2016	EUR	4,900,000	6,455,802
LBG Capital No.1 PLC (8.500% to
12/17/2021, then 3 month
LIBOR + 6.921%)
12/17/2021 (Q)(S)		$700,000	483,000
LeasePlan Corp. NV
3.125%, 02/10/2012	EUR	700,000	908,243
Lehman Brothers Holdings, Inc.
0.392%, 05/25/2010 (H)		1,800,000	459,000
0.496%, 07/18/2011 (H)		2,700,000	688,500
0.540%, 11/16/2009 (H)		8,000,000	2,040,000
0.853%, 08/21/2009 (H)		3,100,000	790,500
1.510%, 04/03/2009 (H)		3,500,000	892,500
2.881%, 10/22/2008 (H)		6,100,000	1,555,500
3.260%, 12/23/2008 (H)		500,000	127,500
3.290%, 11/24/2008 (H)		2,300,000	586,500
6.875%, 05/02/2018 (H)		1,100,000	291,500
Lloyds TSB Bank PLC
4.875%, 01/21/2016		2,800,000	2,729,331
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q)(S)		14,700,000	13,464,612
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017		4,300,000	4,164,675
6.875%, 04/25/2018		9,300,000	9,166,926
MetLife, Inc.
6.400%, 12/15/2036		1,300,000	1,228,205
Monumental Global Funding, Ltd.
5.500%, 04/22/2013 (S)		2,300,000	2,395,367
Morgan Stanley
1.992%, 01/16/2017	EUR	15,000,000	15,050,903
2.953%, 05/14/2013 (P)		$9,400,000	9,026,087
7.300%, 05/13/2019		400,000	407,264
National Australia Bank, Ltd.
5.350%, 06/12/2013 (S)		3,300,000	3,446,339
National Bank Of Canada
2.200%, 10/19/2016 (S)		400,000	403,403
Nationwide Building Society
6.250%, 02/25/2020 (S)		5,000,000	4,959,340
Nordea Bank AB
2.125%, 01/14/2014 (S)		1,000,000	980,841
Pacific LifeCorp.
6.000%, 02/10/2020 (S)		1,200,000	1,276,754
Pricoa Global Funding I
0.528%, 01/30/2012 (P)(S)		3,900,000	3,898,183
0.774%, 09/27/2013 (P)(S)		3,300,000	3,266,198
Principal Life Income Funding Trusts
5.300%, 04/24/2013		2,700,000	2,833,067
5.550%, 04/27/2015		4,300,000	4,592,301
Prudential Financial, Inc.
6.625%, 12/01/2037		900,000	983,853
Qatari Diar Finance QSC
5.000%, 07/21/2020 (S)		900,000	958,500
Regions Bank
7.500%, 05/15/2018		26,086,000	25,825,140
Resona Bank, Ltd. (5.850% to 04/15/2016,
then 3 month LIBOR + 2.770%)
04/15/2016 (Q)(S)		700,000	695,708
Royal Bank of Scotland PLC
1.181%, 10/14/2016 (P)		1,000,000	682,000
1.316%, 09/29/2015 (P)		800,000	572,853
2.438%, 01/28/2016 (P)	EUR	100,000	91,993
2.625%, 05/11/2012 (S)		$6,300,000	6,340,799
3.950%, 09/21/2015		4,100,000	3,845,234
RZD Capital, Ltd.
5.739%, 04/03/2017		3,100,000	3,115,500
Santander US Debt SA Unipersonal
1.379%, 03/30/2012 (P)(S)		22,700,000	22,659,435
2.991%, 10/07/2013 (S)		9,500,000	9,083,340
SLM Corp.
3.125%, 09/17/2012	EUR	5,600,000	7,126,837

The accompanying notes are an integral part of the financial statements.

84

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
SLM Corp. (continued)
5.125%, 08/27/2012		$5,030,000	$5,055,910
5.375%, 05/15/2014		1,300,000	1,301,054
6.250%, 01/25/2016		1,100,000	1,069,915
State Bank of India/London
4.500%, 07/27/2015 (S)		2,900,000	2,868,828
Stone Street Trust
5.902%, 12/15/2015 (S)		7,500,000	6,890,475
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/2014 (S)		2,100,000	2,124,822
The Goldman Sachs Group, Inc.
1.817%, 05/23/2016 (P)	EUR	3,400,000	3,666,755
1.940%, 01/30/2017 (P)		1,000,000	1,046,976
5.950%, 01/18/2018		$8,200,000	8,396,505
6.150%, 04/01/2018		3,400,000	3,508,198
6.250%, 09/01/2017		6,600,000	6,901,528
6.375%, 05/02/2018	EUR	300,000	398,218
TNK-BP Finance SA
6.125%, 03/20/2012 (S)		$700,000	706,125
UBS AG
5.750%, 04/25/2018		2,400,000	2,485,927
UBS AG/Stamford CT
1.425%, 01/28/2014 (P)		1,000,000	973,802
1.595%, 02/23/2012 (P)		3,700,000	3,704,540
5.875%, 12/20/2017		2,600,000	2,707,406
Vnesheconombank
5.450%, 11/22/2017 (S)		1,200,000	1,188,000
Wachovia Corp.
5.625%, 10/15/2016		300,000	326,678
5.750%, 02/01/2018		7,600,000	8,631,533
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)		75,400,000	80,772,250
Westpac Banking Corp.
0.883%, 07/16/2014 (P)(S)		1,000,000	1,010,771
3.585%, 08/14/2014 (S)		2,700,000	2,878,916
			730,485,520
Health Care - 0.05%
AstraZeneca PLC
5.900%, 09/15/2017		1,400,000	1,691,483
Industrials - 0.66%
Caterpillar, Inc.
0.649%, 05/21/2013 (P)		12,800,000	12,816,704
International Lease Finance Corp.
5.300%, 05/01/2012		2,800,000	2,800,000
5.750%, 05/15/2016		800,000	742,173
6.750%, 09/01/2016 (S)		2,100,000	2,152,500
Noble Group, Ltd.
6.750%, 01/29/2020		2,800,000	2,408,000
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)		1,078,000	1,110,340
Sydney Airport Finance
Company Pty, Ltd.
5.125%, 02/22/2021 (S)		600,000	608,573
			22,638,290
Information Technology - 0.43%
Hewlett-Packard Company
0.786%, 05/24/2013 (P)		14,800,000	14,654,324
Materials - 0.57%
Braskem Finance, Ltd.
5.750%, 04/15/2021 (S)		1,200,000	1,191,000
Corporacion Nacional del Cobre de Chile
6.150%, 10/24/2036 (S)		400,000	492,698
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)		5,000,000	5,282,500
CSN Resources SA
6.500%, 07/21/2020 (S)		4,300,000	4,493,500
Gerdau Holdings, Inc.
7.000%, 01/20/2020 (S)		2,800,000	2,954,000
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)		900,000	893,250
Rohm & Haas Company
6.000%, 09/15/2017		2,100,000	2,388,317
Vale Overseas, Ltd.
6.250%, 01/23/2017		700,000	789,014
6.875%, 11/21/2036		700,000	795,678
			19,279,957
Telecommunication Services - 0.14%
AT&T, Inc.
4.950%, 01/15/2013		500,000	521,131
5.500%, 02/01/2018		400,000	462,891
6.300%, 01/15/2038		300,000	367,651
Qtel International Finance, Ltd.
3.375%, 10/14/2016 (S)		200,000	201,500
4.750%, 02/16/2021 (S)		300,000	302,250
Qwest Corp.
7.625%, 06/15/2015		2,700,000	2,992,631
			4,848,054
Utilities - 0.29%
Dominion Resources, Inc.
5.700%, 09/17/2012		150,000	155,038
ENN Energy Holdings, Ltd.
6.000%, 05/13/2021 (S)		600,000	541,618
Nisource Finance Corp.
6.125%, 03/01/2022		4,800,000	5,523,926
SteelRiver Transmission Company LLC
4.710%, 06/30/2017 (S)		3,742,918	3,817,027
			10,037,609
TOTAL CORPORATE BONDS (Cost $926,266,178)			$908,810,332

CAPITAL PREFERRED SECURITIES - 0.65%
Financials - 0.65%
Citigroup Capital XXI (8.300% to
12/21/2037, then 3 month
LIBOR + 4.170%)
12/21/2057		13,700,000	13,682,875
JPMorgan Chase Capital XX
6.550%, 09/29/2036		700,000	700,000
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP
LIBOR + 2.060%)
01/25/2017 (Q)	GBP	700,000	1,018,482
RBS Capital Trust I (4.709% to
07/01/2013, then 3 month
LIBOR + 1.865%)
07/01/2013 (I)(Q)		$2,100,000	1,105,125
State Street Capital Trust IV
1.546%, 06/15/2037		600,000	394,960
UBS Preferred Funding Trust V (6.243%
to 05/15/2016, then 3 month
LIBOR + 1.615%)
05/15/2016 (Q)		5,400,000	4,569,750
USB Capital IX
04/15/2017 (Q)		500,000	348,645

The accompanying notes are an integral part of the financial statements.

85

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
ZFS Finance USA Trust IV (5.875% to
05/09/2012, then 3 month
LIBOR + 1.815%)
05/09/2032 (S)	$438,000	$411,720
		22,231,557
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $22,366,876)		$22,231,557

MUNICIPAL BONDS - 4.03%
American Municipal Power, Inc. (Ohio)
8.084%, 02/15/2050	2,700,000	3,787,155
Bay Area Toll Authority (California)
7.043%, 04/01/2050	4,200,000	5,567,394
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,100,000	1,267,376
California State University
6.484%, 11/01/2041	2,000,000	2,332,660
Chicago Transit Authority (Illinois)
6.200%, 12/01/2040	1,300,000	1,462,188
Chicago Transit Authority,
Series A (Illinois)
6.300%, 12/01/2021	200,000	220,808
6.899%, 12/01/2040	3,400,000	4,015,026
Chicago Transit Authority,
Series B (Illinois)
6.300%, 12/01/2021	400,000	441,616
6.899%, 12/01/2040	3,300,000	3,896,937
City of Los Angeles (California)
5.713%, 06/01/2039	1,000,000	1,172,380
City of North Las Vegas (Nevada)
6.572%, 06/01/2040	11,600,000	13,258,104
County of Clark (Nevada)
6.820%, 07/01/2045	2,200,000	2,796,178
Illinois Municipal Electric Agency
6.832%, 02/01/2035	2,700,000	3,180,978
Iowa Tobacco Settlement Authority,
Series A
6.500%, 06/01/2023	350,000	321,678
Los Angeles County Public Works
Financing Authority (California)
7.488%, 08/01/2033	500,000	630,005
7.618%, 08/01/2040	800,000	982,240
Los Angeles Unified School
District (California)
4.500%, 07/01/2022	6,200,000	6,840,522
6.758%, 07/01/2034	3,300,000	4,128,861
New Jersey State Turnpike Authority
7.414%, 01/01/2040	12,000,000	17,115,240
New York City Municipal Water Finance
Authority (New York)
5.882%, 06/15/2044	5,100,000	6,368,319
6.011%, 06/15/2042	1,000,000	1,249,180
6.282%, 06/15/2042	5,100,000	5,787,990
North Carolina Turnpike Authority
6.700%, 01/01/2039	3,000,000	3,400,380
Northern Tobacco Securitization Corp.
(Alaska)
5.000%, 06/01/2046	12,000,000	8,251,680
Public Power Generation Agency
(Nebraska)
7.242%, 01/01/2041	500,000	582,700
State of California
5.650%, 04/01/2039 (P)	1,200,000	1,265,868
7.500%, 04/01/2034		1,300,000	1,555,697
7.550%, 04/01/2039		1,300,000	1,590,888
7.600%, 11/01/2040		2,600,000	3,212,976
State of Illinois
4.071%, 01/01/2014		2,400,000	2,475,096
4.511%, 03/01/2015		1,000,000	1,047,480
6.900%, 03/01/2035		1,000,000	1,087,950
State of Iowa
6.750%, 06/01/2034		6,400,000	7,373,568
State of Washington - Series C
5.000%, 06/01/2041		8,500,000	9,203,035
Tobacco Settlement Financing Corp.
(Rhode Island)
6.250%, 06/01/2042		500,000	486,710
University of California
6.398%, 05/15/2031		500,000	577,330
6.548%, 05/15/2048		7,300,000	8,755,547
Wisconsin State Clean Water Revenue
5.100%, 06/01/2021		110,000	112,251
5.100%, 06/01/2022		25,000	25,512
TOTAL MUNICIPAL BONDS (Cost $118,485,414)			$137,827,503

TERM LOANS (M) - 0.18%
Financials - 0.18%
Springleaf Finance Funding Company
5.500%, 05/10/2017		7,100,000	6,154,813
TOTAL TERM LOANS (Cost $7,066,785)			$6,154,813

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.87%
Commercial & Residential - 4.89%
American Home Mortgage
Investment Trust, Series 2004-4,
Class 4A 2.294%, 02/25/2045 (P)		777,302	570,985
Arran Residential
Mortgages Funding PLC
Series 2010-1A, Class A1B,
2.659%, 05/16/2047 (S)	EUR	1,237,721	1,599,788
Series 2010-1A, Class A2B,
2.859%, 05/16/2047 (S)		5,200,000	6,689,789
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.028%, 11/15/2015 (P)(S)		$2,579,377	2,330,635
Bank of America Funding Corp.
Series 2005-D, Class A1,
2.695%, 05/25/2035 (P)		1,360,870	1,319,664
Series 2004-A, Class 1A3,
5.348%, 09/20/2034 (P)		304,137	306,541
Bank of America
Mortgage Securities, Inc.
Series 2004-2, Class 5A1,
6.500%, 10/25/2031		13,656	13,800
Series 2004-1, Class 5A1,
6.500%, 09/25/2033		104,103	109,442
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)		3,790,834	3,779,375
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		9,000,000	8,820,000
Series 2011-RR5, Class 12A1,
5.636%, 03/26/2037 (P)(S)		600,000	442,800

The accompanying notes are an integral part of the financial statements.

86

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-6, Class 1A1,
2.625%, 09/25/2034 (P)	$95,262	$61,914
Series 2005-2, Class A1,
2.710%, 03/25/2035 (P)	12,560,925	11,648,248
Series 2002-11, Class 1A2,
2.821%, 02/25/2033 (P)	137,051	109,467
Series 2004-3, Class 1A2,
2.827%, 07/25/2034 (P)	58,662	46,743
Series 2003-8, Class 2A1,
2.905%, 01/25/2034 (P)	786,738	709,431
Series 2004-7, Class 1A1,
2.958%, 10/25/2034 (P)	73,824	55,270
Series 2004-9, Class 22A1,
3.207%, 11/25/2034 (P)	868,241	807,921
Bear Stearns Alt-A Trust
Series 2006-8, Class 3A1,
0.454%, 02/25/2034 (P)	1,781,270	1,299,679
Series 2005-4, Class 2A1,
2.592%, 05/25/2035 (P)	2,394,692	1,744,147
Series 2004-9, Class 2A1,
2.658%, 09/25/2034 (P)	104,535	70,588
Series 2005-7, Class 22A1,
2.772%, 09/25/2035 (P)	1,400,917	882,563
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	2,000,000	2,249,760
Series 2007-PW18, Class A4,
5.700%, 06/11/2050	5,200,000	5,751,361
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.230%, 09/25/2035 (P)	11,610,274	10,308,054
Series 2005-11, Class A2A,
2.580%, 10/25/2035 (P)	510,382	416,841
Commercial Mortgage Pass Through
Certificates, Series 2006-C8, Class A4
5.306%, 12/10/2046	4,100,000	4,447,008
Countrywide Alternative Loan Trust
Series 2007-OA6, Class A1B,
0.494%, 06/25/2037 (P)	12,263,540	6,586,735
Series 2003-J3, Class 2A1,
6.250%, 12/25/2033	38,944	40,812
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-3, Class 1A2,
0.584%, 04/25/2035 (P)	367,459	200,904
Series 2005-HYB9, Class 3A2A,
2.595%, 02/20/2036 (P)	565,360	383,353
Series 2004-HYB9, Class 1A1,
2.745%, 02/20/2035 (P)	3,765,267	2,877,993
Series 2004-22, Class A3,
2.751%, 11/25/2034 (P)	2,194,868	1,575,325
Series 2004-12, Class 11A2,
2.795%, 08/25/2034 (P)	62,822	44,862
Series 2003-10, Class A2,
5.750%, 05/25/2033	5,047	5,060
Series 2003-R4, Class 2A,
6.500%, 01/25/2034 (P)(S)	155,626	155,712
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR8,
Class 2A1 2.655%, 09/25/2034 (P)	226,425	214,068
Credit Suisse Mortgage
Capital Certificates
Series 2006-C2, Class A3,
5.661%, 03/15/2039 (P)		700,000	751,678
Series 2007-C5, Class A4,
5.695%, 09/15/2040 (P)		11,200,000	11,687,480
European Loan Conduit, Series 25X,
Class A 1.612%, 05/15/2019 (P)	EUR	326,802	344,715
First Nationwide Trust, Series 2001-3,
Class 1A1
6.750%, 08/21/2031		$2,866	2,954
GMAC Mortgage Corp Loan Trust,
Series 2005-AR6, Class 3A1
5.073%, 11/19/2035 (P)		549,443	441,717
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.374%, 10/25/2046 (P)		266,402	244,734
Series 2006-AR8, Class 1A1A,
0.374%, 01/25/2047 (P)		232,025	219,172
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)		300,000	322,259
Series 2007-GG9, Class A4,
5.444%, 03/10/2039		1,600,000	1,732,190
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1
1.143%, 03/06/2020 (P)(S)		3,702,913	3,672,334
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
5.093%, 11/25/2035 (P)		2,165,771	1,883,813
Harborview Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.505%, 05/19/2035 (P)		529,205	279,676
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
2.922%, 10/15/2054 (S)	EUR	2,900,000	3,741,282
Homebanc Mortgage Trust, Series 2005-4,
Class A1 0.564%, 10/25/2035 (P)		$7,935,221	5,037,707
Impac CMB Trust, IMM 2004-6 1A2
1.074%, 10/25/2034 (P)		12,545,257	9,670,850
Indymac ARM Trust, Series 2001-H2,
Class A2 1.785%, 01/25/2032 (P)		6,999	5,509
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)		5,000,000	5,245,965
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		500,000	540,641
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		1,200,000	1,303,571
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1,
5.024%, 02/25/2035 (P)		682,431	661,947
Series 2005-S3, Class 1A2,
5.750%, 01/25/2036		329,428	302,536
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
0.758%, 06/15/2030 (P)		1,449,683	1,267,650
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.504%, 02/25/2036 (P)		1,087,419	701,600
Series 2005-3, Class 5A,
0.544%, 11/25/2035 (P)		901,309	675,858

The accompanying notes are an integral part of the financial statements.

87

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch Mortgage
Investors, Inc. (continued)
Series 2005-2, Class 3A,
1.270%, 10/25/2035 (P)	$504,959	$398,528
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4 5.485%, 03/12/2051 (P)	1,300,000	1,367,629
Morgan Stanley Capital I
Series 2007-XLFA, Class A1,
0.339%, 10/15/2020 (P)(S)	380,529	378,521
Series 2007-IQ14, Class A2FX,
5.610%, 04/15/2049	4,759,261	4,944,183
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	400,000	440,526
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A
5.790%, 08/12/2045 (P)(S)	1,300,000	1,457,772
Nomura Asset Acceptance Corp.,
Series 2004-R1, Class A2
7.500%, 03/25/2034 (S)	219,776	232,669
Prime Mortgage Trust
Series 2004-CL1, Class 2A2,
0.694%, 02/25/2019 (P)	24,566	23,974
Series 2004-CL1, Class 1A2,
0.694%, 02/25/2034 (P)	285,861	264,969
RBSSP Resecuritization Trust
Series 2011-4 6A1,
0.534%, 06/27/2036 (P)(S)	3,200,000	1,798,179
Series 2011-3, Class 2A1,
0.544%, 02/26/2037 (P)(S)	4,997,668	4,123,671
Residential Funding Mortgage Securities I
Series 2004-S2, Class A1,
5.250%, 03/25/2034	6,928	6,933
Series 2004-S9, Class 1A23,
5.500%, 12/25/2034	300,000	282,430
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class A2 5.893%, 07/22/2030 (P)(S)	535,130	547,563
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-8, Class 3A
2.532%, 07/25/2034 (P)	188,458	162,042
Structured Asset
Mortgage Investments, Inc.
Series 2005-AR2, Class 2A1,
0.524%, 05/25/2045 (P)	46,404	25,220
Series 2005-AR5, Class A3,
0.535%, 07/19/2035 (P)	2,184,377	1,791,639
Structured Asset Securities Corp.
Series 2001-21A, Class 1A1,
2.331%, 01/25/2032 (P)	19,299	15,860
Series 2002-1A, Class 4A,
2.545%, 02/25/2032 (P)	25,307	23,545
Series 2006-11, Class A1,
2.650%, 10/25/2035 (P)(S)	1,038,581	819,509
Wachovia Bank
Commercial Mortgage Trust
Series 2007-WHL8, Class A1,
0.358%, 06/15/2020 (P)(S)	3,770,705	3,371,844
Series 2006-WL7A, Class A1,
0.368%, 09/15/2021 (P)(S)	5,508,320	5,236,782
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class 2A1A,
0.524%, 04/25/2045 (P)	50,809	36,842
Series 2005-AR13, Class A1A1,
0.584%, 10/25/2045 (P)	498,490	357,658
Series 2005-AR2, Class 2A1A,
0.604%, 01/25/2045 (P)	29,742	22,093
Series 2002-AR17, Class 1A,
1.408%, 11/25/2042 (P)	219,021	170,147
Series 2002-AR6, Class A,
1.608%, 06/25/2042 (P)	8,758	6,374
Series 2002-AR9, Class 1A,
1.608%, 08/25/2042 (P)	767,972	610,237
Series 2003-AR1, Class 2A,
2.119%, 02/25/2033 (P)	107,499	91,607
Series 2002-AR2, Class A,
2.468%, 02/27/2034 (P)	86,419	82,041
Wells Fargo Mortgage
Backed Securities Trust
Series 2006-AR2, Class 2A1,
2.666%, 03/25/2036 (P)	2,361,558	1,823,021
Series 2006-AR2, Class 2A5,
2.666%, 03/25/2036 (P)	7,084,673	5,304,699
Series 2004-CC, Class A1,
2.948%, 01/25/2035 (P)	1,809,335	1,662,148
		167,295,331
U.S. Government Agency - 0.98%
Federal Home Loan Mortgage Corp.
Series 2007-3335, Class BF,
0.428%, 07/15/2019 (P)	1,665,636	1,660,940
Series 3335, Class FT,
0.428%, 08/15/2019 (P)	4,083,919	4,071,840
Series 3149, Class LF,
0.578%, 05/15/2036 (P)	1,630,413	1,626,002
Series T-63, Class 1A1,
1.418%, 02/25/2045 (P)	223,728	213,007
Series 2901, Class UB,
5.000%, 03/15/2033	800,000	846,608
Series 2906, Class GZ,
5.000%, 09/15/2034	425,411	481,004
Series 2935, Class HJ,
5.000%, 02/15/2035	400,000	450,918
Series 2941, Class WE,
5.000%, 03/15/2035	400,000	449,339
Series 24989, Class PE,
6.000%, 08/15/2032	543,873	608,263
Series 2503, Class PZ,
6.000%, 09/15/2032	2,305,882	2,572,500
Series 2362, Class ZA,
6.500%, 09/15/2031	534,069	619,863
Series 2204, Class Z,
7.500%, 12/20/2029	622,525	717,444
Series 2247, Class Z,
7.500%, 08/15/2030	332,309	386,756
Federal National Mortgage Association
Series 2007-73, Class A1,
0.354%, 07/25/2037 (P)	162,142	154,786
Series 2004-11, Class A,
0.414%, 03/25/2034 (P)	33,102	32,790
Series 2007-30, Class AF,
0.604%, 04/25/2037 (P)	2,358,122	2,342,357
Series 2004-W2, Class 1A3F,
0.644%, 02/25/2044 (P)	65,604	65,131

The accompanying notes are an integral part of the financial statements.

88

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PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2003-116, Class FA,
0.694%, 11/25/2033 (P)		$192,962	$193,483
Series 2005-75, Class FL,
0.744%, 09/25/2035 (P)		4,429,364	4,401,602
Series 2006-5, Class 3A2,
2.381%, 05/25/2035 (P)		256,801	267,260
Series 2005-9, Class ZA,
5.000%, 02/25/2035		706,076	795,690
Series 2005-14, Class KZ,
5.000%, 03/25/2035		140,629	141,023
Series 2002-56, Class ZQ,
6.000%, 09/25/2032		7,082,102	7,967,269
Series 2004-T1, Class 1A1,
6.000%, 01/25/2044		145,399	162,010
Series 2003-W1, Class 1A1,
6.292%, 12/25/2042 (P)		382,564	438,155
Government National
Mortgage Association
Series 2004-105, Class JZ,
5.000%, 12/20/2034		141,804	143,873
Series 2005-3, Class JZ,
5.000%, 01/16/2035		141,215	147,788
Series 2005-3, Class KZ,
5.000%, 01/16/2035		141,215	147,822
Series 2005-21, Class Z,
5.000%, 03/20/2035		1,120,366	1,291,997
			33,397,520
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $211,774,365)			$200,692,851

ASSET BACKED SECURITIES - 2.62%
Bear Stearns Asset Backed
Securities Trust, Series 2007-HE5,
Class 1A1 0.384%, 06/25/2047 (P)		453,585	438,174
Citibank Omni Master Trust,
Series 2009-A8, Class A8
2.378%, 05/16/2016 (P)(S)		20,800,000	20,927,749
Duane Street CLO, Series 2005-1A,
Class A 0.688%, 11/08/2017 (P)(S)		38,038,719	36,793,788
EMC Mortgage Loan Trust,
Series 2001-A Class A
0.664%, 05/25/2040 (P)(S)		938,058	797,422
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.994%, 01/25/2032 (P)		7,027	6,862
Hillmark Funding, Series 2006-1A,
Class A1 0.729%, 05/21/2021 (P)(S)		10,800,000	9,992,030
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.854%, 10/25/2034 (P)		86,584	63,631
Master Asset Backed Securities Trust,
Series 2007-HE1, Class A1
0.374%, 05/25/2037 (P)		450,045	403,628
Penta CLO SA, Series 2007-1X, Class A1
1.917%, 06/04/2024 (P)	EUR	1,065,138	1,242,327
SLC Student Loan Trust, Series 2009-AA,
Class A 4.750%, 06/15/2033 (P)(S)		$716,258	700,331
SLM Student Loan Trust
Series 2008-9, Class A,
1.918%, 04/25/2023 (P)		15,989,633	16,357,770
Series 2010-C, Class A2,
2.928%, 12/16/2019 (P)(S)	1,000,000	1,017,253
Soundview Home Equity Loan Trust,
Series 2007-OPT1, Class 2A1
0.374%, 06/25/2037 (P)	1,171,006	907,376
TOTAL ASSET BACKED SECURITIES (Cost $89,959,982)		$89,648,341

PREFERRED SECURITIES - 0.24%
Financials - 0.24%
DG Funding Trust, 1.311% (S)	981	$8,120,635
TOTAL PREFERRED SECURITIES (Cost $10,336,921)		$8,120,635

OPTIONS PURCHASED - 0.01%
Call Options - 0.01%
Over the Counter USD Purchased Options
on 1 Year Interest Rate Swap. Receive a
fixed rate of 2.00% and pay a floating
rate based on 3-month LIBOR
(Expiration Date: 04/30/2012; Strike
Price : $1.25; Counterparty: The Royal
Bank of Scotland PLC) (I)	$52,800,000	$285,717
TOTAL OPTIONS PURCHASED (Cost $208,362)		$285,717

SHORT-TERM INVESTMENTS - 12.46%
Repurchase Agreement - 0.25%
Morgan Stanley Tri-Party Repurchase
Agreement dated 12/30/2011 at 0.060%
to be repurchased at $3,000,020 on
01/03/2012, collateralized by
$2,864,000 U.S. Treasury Notes,
2.625% due 06/30/2014 (valued at
$3,065,171, including interest)	3,000,000	3,000,000
Royal Bank of Canada Tri-Party
Repurchase Agreement dated
12/30/2011 at 0.050% to be repurchased
at $5,500,031 on 01/03/2012,
collateralized by $5,000,000
U.S. Treasury Notes, 3.125% due
05/15/2021 (valued at $5,609,942,
including interest)	5,500,000	5,500,000
		8,500,000
Commercial Paper - 1.09%
Itau Unibanco Holdings SA
1.549%, 01/04/2012 *	1,900,000	1,899,763
1.584%, 02/06/2012 *	23,600,000	23,561,692
1.750%, 01/17/2012 *	11,700,000	11,691,057
		37,152,512
U.S. Government - 0.18%
U.S. Treasury Bill
0.016%, 03/22/2012 (D)*	182,000	181,993
0.017%, 06/14/2012 (D)*	180,000	179,984
0.026%, 02/23/2012 (D)*	270,000	269,981
0.030%, 05/10/2012 (D)*	2,290,000	2,289,793
0.034%, 06/07/2012 (D)*	640,000	639,892
0.039%, 05/17/2012 (D)*	890,000	889,866
0.045%, 05/31/2012 (D)*	530,000	529,933
0.051%, 06/28/2012 (D)*	1,390,000	1,389,648
		6,371,090
Foreign Government - 10.94%
Japan Treasury Discount Bill
0.092%, 02/20/2012 *	15,740,000,000	204,470,309

The accompanying notes are an integral part of the financial statements.

89

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PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Foreign Government (continued)
Japan Treasury Discount Bill (continued)
0.094%, 02/13/2012 *	$3,100,000,000	$40,271,284
0.094%, 02/27/2012 *	5,250,000,000	68,198,707
0.100%, 01/30/2012 *	4,700,000,000	61,058,661
		373,998,961
TOTAL SHORT-TERM INVESTMENTS (Cost $423,499,800)		$426,022,563
Total Investments (Total Return Trust)
(Cost $4,368,672,928) - 128.94%		$4,408,678,707
Other assets and liabilities, net - (28.94%)		(989,415,607)
TOTAL NET ASSETS - 100.00%		$3,419,263,100

SALE COMMITMENTS OUTSTANDING - (1.23)%
U.S. Government Agency - (1.23)%
Federal National Mortgage Association
3.500%, TBA (C)	(41,000,000)	(42,177,348)
TOTAL U.S. GOVERNMENT AGENCY (Cost $(41,666,250))		$(42,177,348)

TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(41,666,250))		$(42,177,348)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 44.71%
U.S. Government Agency - 44.71%
Federal Home Loan Bank
0.350%, 09/10/2012	$2,500,000	2,500,758
0.700%, 08/23/2013	2,500,000	2,500,958
1.350%, 02/03/2015	2,000,000	2,001,714
1.400%, 07/12/2013	4,000,000	4,001,020
Federal Home Loan Mortgage Corp.
0.500%, 03/13/2013	4,000,000	4,002,592
0.700%, 04/29/2013	2,000,000	2,000,608
1.050%, 07/11/2014	2,500,000	2,500,515
1.125%, 07/18/2014 to 08/08/2014	4,500,000	4,502,470
1.200%, 02/24/2015	3,500,000	3,502,510
2.002%, 12/01/2035 (P)	401,487	420,283
2.197%, 06/01/2036 (P)	390,994	404,278
2.301%, 12/01/2035 (P)	909,318	946,135
2.385%, 11/01/2036 (P)	749,076	781,218
2.401%, 05/01/2037 (P)	869,696	918,451
2.409%, 08/01/2035 (P)	869,612	911,394
2.427%, 02/01/2036 (P)	731,805	765,017
2.481%, 05/01/2034 (P)	956,758	1,007,798
2.694%, 06/01/2035 (P)	850,676	898,328
6.692%, 12/01/2036 (P)	206,013	212,255
Federal National Mortgage Association
0.850%, 08/22/2014	4,000,000	4,002,797
1.300%, 07/18/2014	3,000,000	3,001,403
1.500%, 01/13/2015	3,000,000	3,001,219
1.700%, 07/27/2015	2,000,000	2,002,067
1.884%, 10/01/2035 (P)	1,173,042	1,232,285
1.922%, 02/01/2035 (P)	948,306	993,039
2.250%, 07/18/2016	1,000,000	1,000,768
2.347%, 07/01/2035 to 01/01/2036 (P)	2,953,780	3,125,581
2.397%, 10/01/2038 (P)	1,113,498	1,167,156
2.404%, 05/01/2036 (P)	3,225,217	3,403,472
2.449%, 07/01/2035 (P)	844,854	889,901
2.536%, 05/01/2034 (P)	702,962	738,308
6.500%, 10/01/2037	241,840	269,774
Government National Mortgage Association
1.625%, 08/20/2032 to 08/20/2035 (P)	1,562,018	1,608,028
		61,214,100
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $61,262,141)		$61,214,100

CORPORATE BONDS - 33.77%
Consumer Discretionary - 3.75%
American Honda Finance Corp.
0.732%, 08/28/2012 (P)(S)	500,000	500,016
4.625%, 04/02/2013 (S)	1,000,000	1,035,427
Best Buy Company, Inc.
6.750%, 07/15/2013	1,000,000	1,060,422
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013	1,000,000	1,087,615
Time Warner Cable, Inc.
5.400%, 07/02/2012	400,000	409,035
Whirlpool Corp.
5.500%, 03/01/2013	1,000,000	1,039,345
		5,131,860
Consumer Staples - 3.32%
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/2012	500,000	507,858
Archer-Daniels-Midland Company
0.613%, 08/13/2012 (P)	1,000,000	1,001,606
Cadbury Schweppes US Finance LLC
5.125%, 10/01/2013 (S)	150,000	159,865
Cargill, Inc.
4.307%, 05/14/2021 (S)	265,000	287,934
Coca-Cola Bottling Company
5.000%, 11/15/2012	500,000	516,346
HJ Heinz Finance Company
6.000%, 03/15/2012	300,000	302,801
Kraft Foods, Inc.
6.250%, 06/01/2012	700,000	715,271
Philip Morris International, Inc.
4.875%, 05/16/2013	1,000,000	1,055,368
		4,547,049
Energy - 2.24%
Energy Transfer Partners LP
5.650%, 08/01/2012	1,000,000	1,021,717
Husky Energy, Inc.
6.250%, 06/15/2012	850,000	869,915
Kinder Morgan Energy Partners LP
7.125%, 03/15/2012	400,000	404,572
NuStar Logistics LP
6.875%, 07/15/2012	400,000	408,877
Valero Energy Corp.
6.875%, 04/15/2012	350,000	355,697
		3,060,778
Financials - 14.08%
American Express Bank FSB
0.424%, 05/29/2012 (P)	700,000	699,465
American International Group, Inc.
4.250%, 05/15/2013	1,000,000	998,736

The accompanying notes are an integral part of the financial statements.

90

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Aon Corp.
7.375%, 12/14/2012	$1,000,000	$1,054,264
Bank of America Corp.
1.848%, 01/30/2014 (P)	500,000	451,411
Barclays Bank PLC
2.500%, 01/23/2013	1,000,000	995,776
BB&T Corp.
4.750%, 10/01/2012	1,000,000	1,025,243
BNP Paribas
1.540%, 06/11/2012 (P)	500,000	493,520
Credit Suisse USA, Inc.
0.644%, 04/12/2013 (P)	1,000,000	982,966
Duke Realty LP
5.875%, 08/15/2012	746,000	762,028
General Electric Capital Corp., Series A
6.000%, 06/15/2012	500,000	511,247
HSBC Finance Corp.
0.756%, 07/19/2012 (P)	500,000	492,511
7.000%, 05/15/2012	250,000	254,664
ING Bank NV
2.000%, 10/18/2013 (S)	700,000	683,792
Jefferies Group, Inc.
7.750%, 03/15/2012	1,000,000	1,015,000
JPMorgan Chase & Company
5.250%, 11/02/2012	500,000	501,524
Merrill Lynch & Company, Inc.
5.450%, 02/05/2013	750,000	755,516
Morgan Stanley
0.638%, 01/09/2012 (P)	250,000	249,995
2.953%, 05/14/2013 (P)	250,000	240,056
National Australia Bank Ltd.
0.746%, 06/15/2012 (P)(S)	1,000,000	1,000,161
National City Bank
0.627%, 03/01/2013 (P)	400,000	396,860
North Fork Bancorporation Inc.
5.875%, 08/15/2012	1,010,000	1,030,044
Regions Financial Corp.
0.744%, 06/26/2012 (P)	250,000	243,891
The Bear Stearns Companies LLC
6.950%, 08/10/2012	750,000	777,808
The Goldman Sachs Group, Inc.
3.625%, 08/01/2012	250,000	251,510
5.300%, 02/14/2012	500,000	501,681
The Royal Bank of Scotland PLC
3.400%, 08/23/2013	800,000	778,386
Toyota Motor Credit Corp.
1.375%, 08/12/2013	250,000	252,356
UBS AG
2.250%, 08/12/2013	300,000	297,363
Wachovia Corp.
5.500%, 05/01/2013	1,500,000	1,582,812
		19,280,586
Health Care - 1.73%
Express Scripts, Inc.
5.250%, 06/15/2012	1,000,000	1,018,942
Sanofi
0.624%, 03/28/2012 (P)	1,000,000	1,000,058
WellPoint Health Networks, Inc.
6.375%, 01/15/2012	350,000	350,627
		2,369,627
Industrials - 1.46%
ERAC USA Finance LLC
2.750%, 07/01/2013 (S)	700,000	711,891
John Deere Capital Corp.
5.250%, 10/01/2012	1,000,000	1,034,839
Textron, Inc.
6.500%, 06/01/2012	250,000	254,839
		2,001,569
Information Technology - 1.12%
Hewlett-Packard Company
4.250%, 02/24/2012	500,000	502,252
International Business Machines Corp.
4.750%, 11/29/2012	1,000,000	1,034,134
		1,536,386
Materials - 2.09%
Alcoa, Inc.
6.000%, 07/15/2013	1,000,000	1,064,012
ArcelorMittal
5.375%, 06/01/2013	1,000,000	1,023,809
The Dow Chemical Company
4.850%, 08/15/2012	750,000	767,326
		2,855,147
Telecommunication Services - 2.84%
Cellco Partnership
5.250%, 02/01/2012	850,000	852,930
COX Communications, Inc.
7.125%, 10/01/2012	892,000	933,999
Deutsche Telekom International Finance BV
5.250%, 07/22/2013	1,000,000	1,051,029
Verizon Communications, Inc.
5.250%, 04/15/2013	1,000,000	1,055,339
		3,893,297
Utilities - 1.14%
Dominion Resources, Inc.
5.700%, 09/17/2012	1,000,000	1,033,587
NiSource Finance Corp.
6.150%, 03/01/2013	500,000	525,145
		1,558,732
TOTAL CORPORATE BONDS (Cost $46,397,819)		$46,235,031

ASSET BACKED SECURITIES - 18.55%
American Express Credit
Account Master Trust
Series 2007-1, Class A,
0.298%, 09/15/2014 (P)	750,000	749,954
Series 2007-7, Class A,
0.318%, 02/17/2015 (P)	100,000	99,986
American Express
Issuance Trust 0.528%, 07/15/2013 (P)	1,500,000	1,501,440
Americredit Automobile Receivables Trust
Series 2007-BF, Class A4,
0.320%, 12/06/2013 (P)	326,741	326,099
0.840%, 06/09/2014	778,198	778,101
Series 2010-2, Class A2,
1.220%, 10/08/2013	146,415	146,477
BA Credit Card Trust, Series 2008-A7,
Class A7 0.978%, 12/15/2014 (P)	3,000,000	3,010,214
Bank of America Auto Trust
1.310%, 07/15/2014	1,664,901	1,669,905
Series 2009-1A, Class A3,
2.670%, 07/15/2013 (S)	58,371	58,499
BMW Vehicle
Lease Trust 0.820%, 04/15/2013	1,200,000	1,199,798

The accompanying notes are an integral part of the financial statements.

91

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PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust,
Series 2008-1, Class A4A
4.460%, 07/15/2014	$876,420	$884,855
Capital One Multi-Asset Execution Trust,
Series 2007-A4, Class A4
0.308%, 03/16/2015 (P)	1,000,000	999,573
Chase Issuance Trust, Series 2009-A2,
Class A2 1.828%, 04/15/2014 (P)	750,000	753,366
Citibank Credit Card Issuance Trust
Series 2007-A7, Class A7,
0.635%, 08/20/2014 (P)	700,000	701,132
Series 2009-A1, Class A1,
2.028%, 03/17/2014 (P)	760,000	762,632
Daimler Chrysler Auto Trust, Series 2007-A,
Class A4 5.280%, 03/08/2013	110,508	110,616
Discover Card Master Trust, Series 2009-A1,
Class A1 1.578%, 12/15/2014 (P)	1,000,000	1,005,913
Discover Card Master Trust I, Series 2007-3,
Class A2 0.328%, 10/16/2014 (P)	295,000	294,953
DT Auto Owner Trust, Series 2011-1A,
Class A 0.990%, 05/15/2013 (S)	128,248	128,201
Fifth Third Auto Trust, Series 2008-1,
Class A4A 4.810%, 01/15/2013	12,658	12,681
Ford Credit Auto Owner Trust
2.778%, 05/15/2013 (P)	171,019	171,345
6.070%, 05/15/2014	1,000,000	1,033,864
GE Capital Credit Card Master Note Trust,
Series 2009-1, Class A
2.378%, 04/15/2015 (P)	1,460,000	1,468,697
Harley-Davidson Motorcycle Trust
Series 2009-3, Class A3,
1.740%, 09/15/2013	96,705	96,880
Series 2009-2, Class A3,
2.620%, 03/15/2014	69,841	70,051
Series 2007-2, Class A4,
5.120%, 08/15/2013	54,641	54,967
Honda Auto Receivables Owner Trust
Series 2010-1, Class A3,
1.250%, 10/21/2013	907,924	910,337
Series 2009-2, Class A3,
2.790%, 01/15/2013	49,476	49,568
Hyundai Auto Receivables Trust,
Series 2010-A, Class A3
1.500%, 10/15/2014	1,580,854	1,586,813
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	659,192	662,554
Merrill Auto Trust Securitization,
Series 2008-1, Class A4A
6.150%, 04/15/2015	174,574	175,624
National City Credit Card Master Trust,
Series 2007-1 Class A
0.328%, 03/17/2014 (P)	1,000,000	999,570
Nissan Auto Receivables Owner Trust,
Series 2009-1, Class A3
5.000%, 09/15/2014	615,848	623,506
Santander Drive Auto Receivables Trust
Series 2010-3, Class A2,
0.930%, 06/17/2013	171,562	171,560
Series 2010-1 A2,
1.360%, 03/15/2013	385,680	385,889
Volvo Financial Equipment LLC
1.560%, 06/17/2013 (S)	596,034	597,298
World Omni Auto Receivables Trust
Series 2010-A, Class A3,
1.340%, 12/16/2013	242,318	242,704
Series 2008-A, Class A4,
4.740%, 10/15/2013	891,822	903,234
TOTAL ASSET BACKED SECURITIES (Cost $25,486,727)		$25,398,856

SHORT-TERM INVESTMENTS - 0.23%
Certificate of Deposit - 0.23%
Deutsche Bank AG, 0.706% 01/19/2012 *	100,000	99,988
Societe Generale, 0.781% 02/03/2012 *	220,000	219,894
		319,882
TOTAL SHORT-TERM INVESTMENTS (Cost $319,882)		$319,882
Total Investments (Ultra Short Term Bond Trust)
(Cost $133,466,569) - 97.26%		$133,167,869
Other assets and liabilities, net - 2.74%		3,752,289
TOTAL NET ASSETS - 100.00%		$136,920,158

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Kroner
PHP	- Philippine Peso
SGD	- Singapore Dollar
SEK	- Swedish Krona

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
GBPLIBOR	- Pound Sterling
LIBOR GDR	- Global Depositary Receipts
IO	- Interest Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind PO- Principal-Only Security (Principal Tranche of Stripped Security).
Rate shown is the annualized yield on date of purchase.
TBA	- To Be Announced
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts. (F)
All or portion of this security is held at a broker to meet the margin requirements for futures contracts.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

92

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PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

(J)	These securities are issued under the Temporary Liquidity Guarantee Program and are insured by the Federal Deposit Insurance Corporation until the earlier of the maturity date or 6-30-12.
(L)	All or a portion of the security is on loan as of December 31, 2011. (M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. Securities reset coupon rates periodically.
The coupon rate shown represents the rate at period end. (Q) Perpetual bonds have no stated maturity date. Date shown is next call date.
(S)
The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration. (W) Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

93

John Hancock

601 Congress Street
Boston MA 02210-2805

JHTBA-FP0I-12/11

John Hancock

John Hancock
Variable Insurance Trust

Index Trusts

December 31, 2011
Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.43%
Consumer Discretionary - 10.61%
Auto Components - 0.28%
BorgWarner, Inc. (I)	57,892	$3,690,036
Johnson Controls, Inc.	359,574	11,240,283
The Goodyear Tire & Rubber Company (I)	129,265	1,831,685
		16,762,004
Automobiles - 0.44%
Ford Motor Company (I)	2,004,366	21,566,978
Harley-Davidson, Inc.	122,558	4,763,829
		26,330,807
Distributors - 0.08%
Genuine Parts Company (L)	81,916	5,013,259
Diversified Consumer Services - 0.12%
Apollo Group, Inc., Class A (I)	61,478	3,311,820
DeVry, Inc.	32,576	1,252,873
H&R Block, Inc. (L)	154,670	2,525,761
		7,090,454
Hotels, Restaurants & Leisure - 2.03%
Carnival Corp.	238,684	7,790,646
Chipotle Mexican Grill, Inc. (I)(L)	16,582	5,600,405
Darden Restaurants, Inc. (L)	69,430	3,164,619
International Game Technology	157,903	2,715,932
Marriott International, Inc., Class A (L)	141,822	4,136,948
Marriott Vacations Worldwide Corp. (I)	1	17
McDonald’s Corp.	539,750	54,153,118
Starbucks Corp.	393,086	18,085,887
Starwood Hotels & Resorts Worldwide, Inc.	101,654	4,876,342
Wyndham Worldwide Corp.	80,733	3,054,129
Wynn Resorts, Ltd.	41,692	4,606,549
Yum! Brands, Inc.	242,864	14,331,405
		122,515,997
Household Durables - 0.20%
D.R. Horton, Inc. (L)	147,109	1,855,044
Harman International Industries, Inc.	36,993	1,407,214
Leggett & Platt, Inc. (L)	72,192	1,663,304
Lennar Corp., Class A (L)	85,065	1,671,527
Newell Rubbermaid, Inc.	154,147	2,489,474
PulteGroup, Inc. (I)	178,221	1,124,575
Whirlpool Corp. (L)	40,414	1,917,644
		12,128,782
Internet & Catalog Retail - 0.83%
Amazon.com, Inc. (I)	191,780	33,197,118
Expedia, Inc. (L)	50,006	1,451,174
Netflix, Inc. (I)(L)	29,302	2,030,336
priceline.com, Inc. (I)	26,198	12,253,067
Tripadvisor, Inc. (I)(L)	50,006	1,260,651
		50,192,346
Leisure Equipment & Products - 0.11%
Hasbro, Inc.	61,108	1,948,734
Mattel, Inc.	178,470	4,954,327
		6,903,061
Media - 3.09%
Cablevision Systems Corp., Class A	114,894	1,633,793
CBS Corp., Class B	345,322	9,372,039
Comcast Corp., Class A	1,437,629	34,086,184
DIRECTV, Class A (I)	372,483	15,927,373
Discovery Communications, Inc., Series A (I)(L)	139,480	5,714,496
Gannett Company, Inc. (L)	127,378	1,703,044
News Corp., Class A	1,156,920	20,639,453
Omnicom Group, Inc.	145,597	6,490,714
Scripps Networks Interactive, Inc., Class A (L)	50,796	2,154,766
The Interpublic Group of Companies, Inc.	243,227	2,366,599
The McGraw-Hill Companies, Inc.	154,878	6,964,864
The Walt Disney Company	947,803	35,542,613
The Washington Post Company, Class B (L)	2,479	934,112
Time Warner Cable, Inc.	168,474	10,709,892
Time Warner, Inc.	528,047	19,083,619
Viacom, Inc., Class B	291,396	13,232,292
		186,555,853
Multiline Retail - 0.82%
Big Lots, Inc. (I)	34,676	1,309,366
Dollar Tree, Inc. (I)	62,760	5,215,984
Family Dollar Stores, Inc.	61,927	3,570,711
J.C. Penney Company, Inc. (L)	75,604	2,657,481
Kohl’s Corp.	133,674	6,596,812
Macy’s, Inc.	221,402	7,124,716
Nordstrom, Inc.	85,373	4,243,892
Sears Holdings Corp. (I)(L)	20,358	646,977
Target Corp.	354,273	18,145,863
		49,511,802
Specialty Retail - 1.97%
Abercrombie & Fitch Company, Class A	44,739	2,185,053
AutoNation, Inc. (I)(L)	24,600	907,002
AutoZone, Inc. (I)	14,740	4,790,058
Bed Bath & Beyond, Inc. (I)	126,582	7,337,959
Best Buy Company, Inc.	154,553	3,611,904
CarMax, Inc. (I)(L)	119,694	3,648,273
GameStop Corp., Class A (I)(L)	73,572	1,775,292
Home Depot, Inc.	813,093	34,182,430
Limited Brands, Inc.	129,511	5,225,769
Lowe’s Companies, Inc.	660,553	16,764,835
O’Reilly Automotive, Inc. (I)	67,790	5,419,811
Orchard Supply Hardware Stores Corp. (I)	919	0
Ross Stores, Inc.	122,302	5,813,014
Staples, Inc.	368,504	5,118,521
The Gap, Inc. (L)	183,528	3,404,444
Tiffany & Company	67,328	4,461,153
TJX Companies, Inc.	199,069	12,849,904
Urban Outfitters, Inc. (I)	58,607	1,615,209
		119,110,631
Textiles, Apparel & Luxury Goods - 0.64%
Coach, Inc.	154,015	9,401,076
NIKE, Inc., Class B	195,850	18,874,065
Ralph Lauren Corp.	33,823	4,670,280
VF Corp. (L)	45,850	5,822,492
		38,767,913
		640,882,909
Consumer Staples - 11.47%
Beverages - 2.67%
Beam, Inc.	81,713	4,186,157
Brown Forman Corp., Class B	53,356	4,295,692
Coca-Cola Enterprises, Inc.	164,361	4,237,227
Constellation Brands, Inc., Class A (I)	92,097	1,903,645
Dr. Pepper Snapple Group, Inc.	113,018	4,461,951
Molson Coors Brewing Company, Class B	82,890	3,609,031
PepsiCo, Inc.	824,761	54,722,892
The Coca-Cola Company	1,198,155	83,834,905
		161,251,500
Food & Staples Retailing - 2.40%
Costco Wholesale Corp.	228,614	19,048,118

The accompanying notes are an integral part of the financial statements.

1

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
CVS Caremark Corp.	686,619	$28,000,323
Safeway, Inc. (L)	179,130	3,768,895
SUPERVALU, Inc. (L)	112,256	911,519
Sysco Corp.	311,025	9,122,363
The Kroger Company	315,009	7,629,518
Wal-Mart Stores, Inc.	921,394	55,062,505
Walgreen Company	468,992	15,504,876
Whole Foods Market, Inc.	84,296	5,865,316
		144,913,433
Food Products - 1.92%
Archer-Daniels-Midland Company	352,177	10,072,262
Campbell Soup Company (L)	95,090	3,160,792
ConAgra Foods, Inc.	219,315	5,789,916
Dean Foods Company (I)	97,149	1,088,069
General Mills, Inc.	339,428	13,716,285
H.J. Heinz Company (L)	168,729	9,118,115
Hormel Foods Corp. (L)	73,502	2,152,874
Kellogg Company	130,710	6,610,005
Kraft Foods, Inc., Class A	931,980	34,818,773
McCormick & Company, Inc., Non
Voting Shares	69,973	3,528,039
Mead Johnson Nutrition Company	107,087	7,360,090
Sara Lee Corp.	311,490	5,893,391
The Hershey Company	80,731	4,987,561
The J.M. Smucker Company	60,220	4,707,397
Tyson Foods, Inc., Class A	153,922	3,176,950
		116,180,519
Household Products - 2.32%
Clorox Company	69,548	4,629,115
Colgate-Palmolive Company (L)	255,299	23,587,075
Kimberly-Clark Corp.	208,084	15,306,659
The Procter & Gamble Company	1,451,285	96,815,222
		140,338,071
Personal Products - 0.18%
Avon Products, Inc.	227,839	3,980,347
The Estee Lauder Companies, Inc., Class A	58,899	6,615,536
		10,595,883
Tobacco - 1.98%
Altria Group, Inc. (L)	1,084,523	32,156,107
Lorillard, Inc.	71,229	8,120,106
Philip Morris International, Inc.	916,230	71,905,730
Reynolds American, Inc.	178,846	7,407,801
		119,589,744
		692,869,150
Energy - 12.20%
Energy Equipment & Services - 1.96%
Baker Hughes, Inc.	229,485	11,162,150
Cameron International Corp. (I)	129,640	6,376,992
Diamond Offshore Drilling, Inc. (L)	36,772	2,032,021
FMC Technologies, Inc. (I)(L)	125,836	6,572,414
Halliburton Company	484,611	16,723,926
Helmerich & Payne, Inc. (L)	56,647	3,305,919
Nabors Industries, Ltd. (I)	152,077	2,637,015
National Oilwell Varco, Inc.	223,244	15,178,360
Noble Corp. (I)	133,512	4,034,733
Rowan Companies, Inc. (I)	65,492	1,986,372
Schlumberger, Ltd.	708,260	48,381,241
		118,391,143
Oil, Gas & Consumable Fuels - 10.24%
Alpha Natural Resources, Inc. (I)	115,769	2,365,161
Anadarko Petroleum Corp.	262,551	20,040,518
Apache Corp.	202,434	18,336,472
Cabot Oil & Gas Corp.	55,274	4,195,297
Chesapeake Energy Corp.	347,014	7,734,942
Chevron Corp.	1,050,635	111,787,564
ConocoPhillips	700,525	51,047,257
Consol Energy, Inc.	119,945	4,401,982
Denbury Resources, Inc. (I)	208,797	3,152,835
Devon Energy Corp.	213,081	13,211,022
El Paso Corp.	407,453	10,826,026
EOG Resources, Inc.	141,481	13,937,293
EQT Corp.	79,062	4,331,807
Exxon Mobil Corp.	2,528,628	214,326,509
Hess Corp.	157,216	8,929,869
Marathon Oil Corp.	371,243	10,866,283
Marathon Petroleum Corp.	188,584	6,277,961
Murphy Oil Corp.	102,366	5,705,881
Newfield Exploration Company (I)	69,988	2,640,647
Noble Energy, Inc.	92,670	8,747,121
Occidental Petroleum Corp.	428,282	40,130,023
Peabody Energy Corp.	143,263	4,743,438
Pioneer Natural Resources Company	64,606	5,780,945
QEP Resources, Inc.	93,581	2,741,923
Range Resources Corp.	82,611	5,116,925
Southwestern Energy Company (I)	182,358	5,824,515
Spectra Energy Corp.	343,991	10,577,723
Sunoco, Inc.	55,611	2,281,163
Tesoro Corp. (I)(L)	73,463	1,716,096
The Williams Companies, Inc.	311,519	10,286,357
Valero Energy Corp.	295,211	6,214,192
		618,275,747
		736,666,890
Financials - 13.36%
Capital Markets - 1.80%
Ameriprise Financial, Inc.	119,300	5,922,052
BlackRock, Inc.	52,710	9,395,030
E*TRADE Financial Corp. (I)	134,279	1,068,861
Federated Investors, Inc., Class B (L)	49,100	743,865
Franklin Resources, Inc.	78,434	7,534,370
Invesco, Ltd.	238,509	4,791,646
Legg Mason, Inc.	65,805	1,582,610
Morgan Stanley	781,439	11,823,172
Northern Trust Corp.	127,483	5,055,976
State Street Corp.	259,475	10,459,437
T. Rowe Price Group, Inc.	133,258	7,589,043
The Bank of New York Mellon Corp.	639,544	12,733,321
The Charles Schwab Corp.	570,160	6,420,002
The Goldman Sachs Group, Inc.	259,686	23,483,405
		108,602,790
Commercial Banks - 2.65%
BB&T Corp.	366,236	9,218,160
Comerica, Inc.	103,996	2,683,097
Fifth Third Bancorp	486,574	6,189,221
First Horizon National Corp.	139,495	1,115,960
Huntington Bancshares, Inc.	456,688	2,507,217
KeyCorp	504,053	3,876,168
M&T Bank Corp.	66,441	5,072,106
PNC Financial Services Group, Inc.	277,305	15,992,179
Regions Financial Corp.	665,891	2,863,331
SunTrust Banks, Inc.	284,002	5,026,835
U.S. Bancorp	1,006,782	27,233,453
Wells Fargo & Company	2,781,875	76,668,475

The accompanying notes are an integral part of the financial statements.

2

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Zions Bancorporation (L)	97,496	$1,587,235
		160,033,437
Consumer Finance - 0.76%
American Express Company	533,122	25,147,365
Capital One Financial Corp.	243,004	10,276,639
Discover Financial Services	288,654	6,927,696
SLM Corp.	267,599	3,585,827
		45,937,527
Diversified Financial Services - 2.67%
Bank of America Corp.	5,346,343	29,725,667
Citigroup, Inc.	1,541,341	40,552,682
CME Group, Inc.	35,018	8,532,836
IntercontinentalExchange, Inc. (I)	38,354	4,623,575
JPMorgan Chase & Company	2,004,390	66,645,968
Leucadia National Corp.	104,800	2,383,152
Moody’s Corp. (L)	103,195	3,475,608
NYSE Euronext	138,490	3,614,589
The NASDAQ OMX Group, Inc. (I)	67,444	1,653,052
		161,207,129
Insurance - 3.56%
ACE, Ltd.	177,708	12,460,885
Aflac, Inc.	245,732	10,630,366
American International Group, Inc. (I)(L)	231,067	5,360,754
AON Corp.	170,643	7,986,092
Assurant, Inc.	48,492	1,991,082
Berkshire Hathaway, Inc., Class B (I)	927,432	70,763,062
Chubb Corp. (L)	146,725	10,156,305
Cincinnati Financial Corp. (L)	86,303	2,628,789
Genworth Financial, Inc., Class A (I)	259,584	1,700,275
Hartford Financial Services Group, Inc.	235,633	3,829,036
Lincoln National Corp.	158,948	3,086,770
Loews Corp.	161,283	6,072,305
Marsh & McLennan Companies, Inc.	283,931	8,977,898
MetLife, Inc.	557,507	17,383,068
Principal Financial Group, Inc.	160,790	3,955,434
Prudential Financial, Inc.	248,928	12,476,271
The Allstate Corp.	266,423	7,302,654
The Progressive Corp.	325,294	6,346,486
The Travelers Companies, Inc.	217,720	12,882,492
Torchmark Corp. (L)	53,867	2,337,289
Unum Group	154,255	3,250,153
XL Group PLC	168,873	3,338,619
		214,916,085
Real Estate Investment Trusts - 1.81%
Apartment Investment & Management
Company, Class A	63,904	1,464,041
AvalonBay Communities, Inc.	49,747	6,496,958
Boston Properties, Inc.	77,711	7,740,016
Equity Residential	156,839	8,944,528
HCP, Inc. (L)	215,393	8,923,732
Health Care REIT, Inc.	99,686	5,435,878
Host Hotels & Resorts, Inc.	373,541	5,517,201
Kimco Realty Corp.	215,290	3,496,310
Plum Creek Timber Company, Inc. (L)	85,689	3,132,790
Prologis, Inc.	240,661	6,880,498
Public Storage	74,932	10,075,357
Simon Property Group, Inc.	154,828	19,963,522
Ventas, Inc.	152,306	8,396,630
Vornado Realty Trust	97,560	7,498,462
Weyerhaeuser Company	281,424	5,254,186
		109,220,109
Real Estate Management & Development - 0.04%
CBRE Group, Inc. (I)	171,973	2,617,429
Thrifts & Mortgage Finance - 0.07%
Hudson City Bancorp, Inc. (L)	279,046	1,744,038
People’s United Financial, Inc.	189,993	2,441,410
		4,185,448
		806,719,954
Health Care - 11.79%
Biotechnology - 1.21%
Amgen, Inc.	418,358	26,862,767
Biogen Idec, Inc. (I)	128,304	14,119,855
Celgene Corp. (I)	234,185	15,830,906
Gilead Sciences, Inc. (I)	396,176	16,215,484
		73,029,012
Health Care Equipment & Supplies - 1.77%
Baxter International, Inc.	297,483	14,719,459
Becton, Dickinson and Company	113,401	8,473,323
Boston Scientific Corp. (I)	780,924	4,170,134
C.R. Bard, Inc.	45,151	3,860,411
CareFusion Corp. (I)	118,288	3,005,698
Covidien PLC	254,498	11,454,955
DENTSPLY International, Inc. (L)	74,762	2,615,922
Edwards Lifesciences Corp. (I)	59,932	4,237,192
Intuitive Surgical, Inc. (I)	20,537	9,508,836
Medtronic, Inc.	556,735	21,295,114
St. Jude Medical, Inc.	168,298	5,772,621
Stryker Corp.	171,593	8,529,888
Varian Medical Systems, Inc. (I)(L)	59,388	3,986,716
Zimmer Holdings, Inc. (I)	94,783	5,063,308
		106,693,577
Health Care Providers & Services - 2.09%
Aetna, Inc.	191,127	8,063,648
AmerisourceBergen Corp.	136,163	5,063,902
Cardinal Health, Inc.	182,289	7,402,756
CIGNA Corp.	150,972	6,340,824
Coventry Health Care, Inc. (I)	76,061	2,309,973
DaVita, Inc. (I)	49,408	3,745,620
Express Scripts, Inc. (I)	256,672	11,470,672
Humana, Inc.	86,280	7,558,991
Laboratory Corp. of America Holdings (I)	52,338	4,499,498
McKesson Corp.	129,489	10,088,488
Medco Health Solutions, Inc. (I)	203,947	11,400,637
Patterson Companies, Inc.	49,504	1,461,358
Quest Diagnostics, Inc.	82,692	4,801,098
Tenet Healthcare Corp. (I)(L)	229,767	1,178,705
UnitedHealth Group, Inc.	562,381	28,501,469
WellPoint, Inc.	183,494	12,156,478
		126,044,117
Health Care Technology - 0.08%
Cerner Corp. (I)(L)	76,907	4,710,554
Life Sciences Tools & Services - 0.39%
Agilent Technologies, Inc. (I)	183,672	6,415,663
Life Technologies Corp. (I)	93,904	3,653,805
PerkinElmer, Inc.	59,821	1,196,420
Thermo Fisher Scientific, Inc. (I)	199,505	8,971,740
Waters Corp. (I)	47,290	3,501,825
		23,739,453
Pharmaceuticals - 6.25%
Abbott Laboratories	821,823	46,211,107
Allergan, Inc.	160,920	14,119,121
Bristol-Myers Squibb Company	893,820	31,498,217

The accompanying notes are an integral part of the financial statements.

3

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eli Lilly & Company (L)	537,313	$22,330,728
Forest Laboratories, Inc. (I)	140,748	4,259,034
Hospira, Inc. (I)	87,214	2,648,689
Johnson & Johnson	1,440,590	94,473,892
Merck & Company, Inc.	1,607,698	60,610,215
Mylan, Inc. (I)	225,489	4,838,994
Perrigo Company	49,136	4,780,933
Pfizer, Inc.	4,054,792	87,745,699
Watson Pharmaceuticals, Inc. (I)	67,512	4,073,674
		377,590,303
		711,807,016
Industrials - 10.63%
Aerospace & Defense - 2.62%
General Dynamics Corp.	187,717	12,466,286
Goodrich Corp.	66,126	8,179,786
Honeywell International, Inc.	408,017	22,175,724
L-3 Communications Holdings, Inc.	52,827	3,522,504
Lockheed Martin Corp.	139,918	11,319,366
Northrop Grumman Corp.	138,215	8,082,813
Precision Castparts Corp.	76,188	12,555,021
Raytheon Company	182,233	8,816,433
Rockwell Collins, Inc.	79,645	4,409,944
Textron, Inc.	146,706	2,712,594
The Boeing Company	392,029	28,755,327
United Technologies Corp.	477,950	34,933,366
		157,929,164
Air Freight & Logistics - 1.02%
C.H. Robinson Worldwide, Inc.	86,362	6,026,340
Expeditors International of Washington, Inc.	112,191	4,595,343
FedEx Corp.	166,955	13,942,412
United Parcel Service, Inc., Class B	509,197	37,268,128
		61,832,223
Airlines - 0.06%
Southwest Airlines Company	409,961	3,509,266
Building Products - 0.03%
Masco Corp.	189,325	1,984,126
Commercial Services & Supplies - 0.43%
Avery Dennison Corp.	56,049	1,607,485
Cintas Corp. (L)	57,041	1,985,597
Iron Mountain, Inc. (L)	98,190	3,024,252
Pitney Bowes, Inc. (L)	103,759	1,923,692
R.R. Donnelley & Sons Company	99,344	1,433,534
Republic Services, Inc.	166,094	4,575,890
Stericycle, Inc. (I)(L)	44,797	3,490,582
Waste Management, Inc. (L)	242,851	7,943,656
		25,984,688
Construction & Engineering - 0.16%
Fluor Corp.	89,456	4,495,164
Jacobs Engineering Group, Inc. (I)	67,474	2,738,095
Quanta Services, Inc. (I)	109,363	2,355,679
		9,588,938
Electrical Equipment - 0.54%
Cooper Industries PLC	83,380	4,515,027
Emerson Electric Company	388,116	18,082,324
Rockwell Automation, Inc.	74,850	5,491,745
Roper Industries, Inc.	50,822	4,414,907
		32,504,003
Industrial Conglomerates - 2.57%
3M Company	369,708	30,216,235
Danaher Corp.	301,000	14,159,040
General Electric Company	5,569,223	99,744,784
Tyco International, Ltd.	243,729	11,384,582
		155,504,641
Machinery - 2.00%
Caterpillar, Inc.	341,097	30,903,388
Cummins, Inc.	101,738	8,954,979
Deere & Company	218,177	16,875,991
Dover Corp.	97,354	5,651,400
Eaton Corp.	176,277	7,673,338
Flowserve Corp.	29,484	2,928,351
Illinois Tool Works, Inc.	254,890	11,905,912
Ingersoll-Rand PLC (L)	165,138	5,031,755
Joy Global, Inc.	55,595	4,167,957
PACCAR, Inc. (L)	188,930	7,079,207
Pall Corp.	60,504	3,457,804
Parker Hannifin Corp.	79,701	6,077,201
Snap-On, Inc. (L)	30,784	1,558,286
Stanley Black & Decker, Inc.	89,060	6,020,456
Xylem, Inc. (L)	98,022	2,518,185
		120,804,210
Professional Services - 0.11%
Dun & Bradstreet Corp. (L)	25,199	1,885,641
Equifax, Inc.	63,204	2,448,523
Robert Half International, Inc.	74,448	2,118,790
		6,452,954
Road & Rail - 0.88%
CSX Corp.	553,873	11,664,565
Norfolk Southern Corp. (L)	177,348	12,921,575
Ryder Systems, Inc.	27,048	1,437,331
Union Pacific Corp.	254,876	27,001,563
		53,025,034
Trading Companies & Distributors - 0.21%
Fastenal Company (L)	156,116	6,808,219
W.W. Grainger, Inc.	31,841	5,960,317
		12,768,536
		641,887,783
Information Technology - 18.90%
Communications Equipment - 2.08%
Cisco Systems, Inc.	2,836,034	51,275,495
Comverse Technology, Inc. (I)	624	4,281
F5 Networks, Inc. (I)	41,944	4,451,097
Harris Corp. (L)	61,064	2,200,747
JDS Uniphase Corp. (I)	120,647	1,259,555
Juniper Networks, Inc. (I)	277,469	5,663,142
Motorola Mobility Holdings, Inc. (I)	138,679	5,380,745
Motorola Solutions, Inc.	151,541	7,014,833
QUALCOMM, Inc.	886,791	48,507,468
		125,757,363
Computers & Peripherals - 4.61%
Apple, Inc. (I)	490,269	198,558,945
Dell, Inc. (I)	805,688	11,787,215
EMC Corp. (I)(L)	1,076,290	23,183,287
Hewlett-Packard Company	1,048,160	27,000,602
Lexmark International, Inc., Class A	37,982	1,256,065
NetApp, Inc. (I)	189,210	6,862,647
SanDisk Corp. (I)	126,548	6,227,427
Western Digital Corp. (I)	123,357	3,817,899
		278,694,087

The accompanying notes are an integral part of the financial statements.

4

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 0.45%
Amphenol Corp., Class A	87,438	$3,968,811
Corning, Inc.	826,703	10,730,605
FLIR Systems, Inc.	82,190	2,060,503
Jabil Circuit, Inc.	96,397	1,895,165
Molex, Inc. (L)	72,359	1,726,486
TE Connectivity, Ltd.	223,887	6,897,958
		27,279,528
Internet Software & Services - 2.01%
Akamai Technologies, Inc. (I)	94,609	3,053,979
eBay, Inc. (I)	606,748	18,402,667
Google, Inc., Class A (I)	133,321	86,112,034
VeriSign, Inc. (L)	84,007	3,000,730
Yahoo!, Inc. (I)	654,279	10,553,520
		121,122,930
IT Services - 3.86%
Accenture PLC, Class A	338,216	18,003,238
Automatic Data Processing, Inc.	257,902	13,929,287
Cognizant Technology
Solutions Corp., Class A (I)	159,426	10,252,686
Computer Sciences Corp.	82,019	1,943,850
Fidelity National Information Services, Inc.	127,995	3,403,387
Fiserv, Inc. (I)	73,869	4,339,065
International Business Machines Corp.	621,827	114,341,549
MasterCard, Inc., Class A	56,254	20,972,616
Paychex, Inc.	170,483	5,133,243
SAIC, Inc. (I)(L)	146,111	1,795,704
Teradata Corp. (I)	87,847	4,261,458
The Western Union Company	326,797	5,967,313
Total Systems Services, Inc.	86,630	1,694,483
Visa, Inc., Class A	268,347	27,245,271
		233,283,150
Office Electronics - 0.10%
Xerox Corp.	731,581	5,823,385
Semiconductors & Semiconductor Equipment - 2.33%
Advanced Micro Devices, Inc. (I)	307,195	1,658,853
Altera Corp.	169,178	6,276,504
Analog Devices, Inc.	156,681	5,606,046
Applied Materials, Inc.	687,998	7,368,459
Broadcom Corp., Class A (I)	256,742	7,537,945
First Solar, Inc. (I)(L)	31,045	1,048,079
Intel Corp.	2,685,938	65,133,997
KLA-Tencor Corp. (L)	88,341	4,262,453
Linear Technology Corp.	120,562	3,620,477
LSI Corp. (I)	292,329	1,739,358
Microchip Technology, Inc. (L)	100,825	3,693,220
Micron Technology, Inc. (I)	520,298	3,272,674
Novellus Systems, Inc. (I)(L)	35,003	1,445,274
NVIDIA Corp. (I)	323,627	4,485,470
Teradyne, Inc. (I)(L)	98,491	1,342,432
Texas Instruments, Inc.	602,568	17,540,754
Xilinx, Inc.	138,356	4,435,693
		140,467,688
Software - 3.46%
Adobe Systems, Inc. (I)	258,962	7,320,856
Autodesk, Inc. (I)	119,194	3,615,154
BMC Software, Inc. (I)	89,781	2,943,021
CA, Inc.	195,167	3,945,301
Citrix Systems, Inc. (I)	98,396	5,974,605
Electronic Arts, Inc. (I)	173,993	3,584,256
Intuit, Inc.	156,918	8,252,318
Microsoft Corp.	3,949,591	102,531,382
Oracle Corp.	2,075,812	53,244,578
Red Hat, Inc. (I)	102,107	4,215,998
Salesforce.com, Inc. (I)(L)	71,678	7,272,450
Symantec Corp. (I)	388,852	6,085,534
		208,985,453
		1,141,413,584
Materials - 3.48%
Chemicals - 2.23%
Air Products & Chemicals, Inc.	111,018	9,457,623
Airgas, Inc.	36,007	2,811,427
CF Industries Holdings, Inc.	34,590	5,014,858
E.I. du Pont de Nemours & Company	487,383	22,312,394
Eastman Chemical Company	72,523	2,832,748
Ecolab, Inc. (L)	158,378	9,155,832
FMC Corp.	37,147	3,196,128
International Flavors & Fragrances, Inc.	42,782	2,242,632
Monsanto Company	282,014	19,760,721
PPG Industries, Inc.	81,460	6,801,095
Praxair, Inc.	158,164	16,907,732
Sigma-Aldrich Corp. (L)	63,509	3,966,772
The Dow Chemical Company	622,572	17,905,171
The Mosaic Company	157,041	7,919,578
The Sherwin-Williams Company	45,456	4,057,857
		134,342,568
Construction Materials - 0.04%
Vulcan Materials Company (L)	68,358	2,689,887
Containers & Packaging - 0.13%
Ball Corp.	84,824	3,029,065
Bemis Company, Inc. (L)	54,703	1,645,466
Owens-Illinois, Inc. (I)	86,861	1,683,366
Sealed Air Corp.	85,287	1,467,789
		7,825,686
Metals & Mining - 0.92%
Alcoa, Inc.	562,941	4,869,440
Allegheny Technologies, Inc. (L)	56,253	2,688,893
Cliffs Natural Resources, Inc.	75,362	4,698,821
Freeport-McMoRan Copper & Gold, Inc.	499,714	18,384,478
Newmont Mining Corp.	261,415	15,687,514
Nucor Corp.	167,427	6,625,086
Titanium Metals Corp. (L)	44,222	662,446
United States Steel Corp. (L)	76,173	2,015,538
		55,632,216
Paper & Forest Products - 0.16%
International Paper Company	231,221	6,844,142
MeadWestvaco Corp.	90,292	2,704,245
		9,548,387
		210,038,744
Telecommunication Services - 3.15%
Diversified Telecommunication Services - 2.86%
AT&T, Inc.	3,125,738	94,522,317
CenturyLink, Inc.	326,092	12,130,622
Frontier Communications Corp. (L)	526,458	2,711,259
Verizon Communications, Inc. (L)	1,493,363	59,913,724
Windstream Corp.	306,697	3,600,623
		172,878,545
Wireless Telecommunication Services - 0.29%
American Tower Corp., Class A (I)	207,343	12,442,653
MetroPCS Communications, Inc. (I)	155,096	1,346,233

The accompanying notes are an integral part of the financial statements.

5

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Sprint Nextel Corp. (I)(L)	1,584,018	$3,706,602
		17,495,488
		190,374,033
Utilities - 3.84%
Electric Utilities - 2.08%
American Electric Power Company, Inc.	255,119	10,538,966
Duke Energy Corp. (L)	701,733	15,438,126
Edison International	172,353	7,135,414
Entergy Corp.	92,696	6,771,443
Exelon Corp. (L)	349,210	15,145,238
FirstEnergy Corp.	219,915	9,742,235
NextEra Energy, Inc.	222,402	13,539,834
Northeast Utilities	93,577	3,375,322
Pepco Holdings, Inc.	119,704	2,429,991
Pinnacle West Capital Corp.	57,720	2,780,950
PPL Corp.	305,625	8,991,488
Progress Energy, Inc.	155,843	8,730,325
Southern Company (L)	455,001	21,061,996
		125,681,328
Gas Utilities - 0.12%
AGL Resources, Inc.	61,508	2,599,328
ONEOK, Inc.	54,054	4,685,941
		7,285,269
Independent Power Producers & Energy Traders - 0.17%
Constellation Energy Group, Inc.	106,499	4,224,815
NRG Energy, Inc. (I)	121,148	2,195,202
The AES Corp. (I)	340,092	4,026,689
		10,446,706
Multi-Utilities - 1.47%
Ameren Corp.	127,841	4,235,372
CenterPoint Energy, Inc.	225,275	4,525,775
CMS Energy Corp. (L)	133,197	2,940,990
Consolidated Edison, Inc. (L)	154,929	9,610,246
Dominion Resources, Inc.	299,953	15,921,505
DTE Energy Company	89,575	4,877,359
Integrys Energy Group, Inc.	41,220	2,233,300
NiSource, Inc.	148,443	3,534,428
PG&E Corp.	214,284	8,832,786
Public Service Enterprise Group, Inc.	265,756	8,772,606
SCANA Corp. (L)	60,744	2,737,125
Sempra Energy	126,721	6,969,655
TECO Energy, Inc. (L)	114,073	2,183,357
Wisconsin Energy Corp. (L)	121,866	4,260,424
Xcel Energy, Inc.	256,328	7,084,905
		88,719,833
		232,133,136
TOTAL COMMON STOCKS (Cost $4,751,831,035)		$6,004,793,199

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%
Orchard Supply Hardware Stores Corp. (I)	919	0
TOTAL PREFERRED SECURITIES (Cost $3,137)		$0

WARRANTS - 0.00%
Financials - 0.00%
American International Group, Inc. (Expiration
Date: 01/19/2021; Strike Price: $45.00) (I)	1	6
TOTAL WARRANTS (Cost $17)		$6

SECURITIES LENDING COLLATERAL - 3.59%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	21,650,711	216,654,337
TOTAL SECURITIES LENDING COLLATERAL (Cost $216,625,373)		$216,654,337

SHORT-TERM INVESTMENTS - 0.56%
U.S. Government Agency - 0.56%
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	$2,200,000	$2,199,920
Federal Home Loan Mortgage Corp. Discount
Notes, 0.0650%, 06/25/2012 *	32,000,000	31,989,831
		34,189,751
TOTAL SHORT-TERM INVESTMENTS (Cost $34,189,751)		$34,189,751
Total Investments (500 Index Trust)
(Cost $5,002,649,313) - 103.58%		$6,255,637,293
Other assets and liabilities, net - (3.58%)		(216,446,206)
TOTAL NET ASSETS - 100.00%		$6,039,191,087

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 99.15%
Consumer Discretionary - 10.58%
Auto Components - 0.28%
BorgWarner, Inc. (I)	8,093	$515,848
Johnson Controls, Inc.	50,139	1,567,345
The Goodyear Tire & Rubber Company (I)	17,807	252,325
		2,335,518
Automobiles - 0.43%
Ford Motor Company (I)	279,923	3,011,971
Harley-Davidson, Inc.	17,072	663,589
		3,675,560
Distributors - 0.08%
Genuine Parts Company (L)	11,467	701,780
Diversified Consumer Services - 0.12%
Apollo Group, Inc., Class A (I)	8,552	460,696
DeVry, Inc.	4,482	172,378
H&R Block, Inc. (L)	21,626	353,153
		986,227
Hotels, Restaurants & Leisure - 2.02%
Carnival Corp.	33,328	1,087,826
Chipotle Mexican Grill, Inc. (I)(L)	2,293	774,438
Darden Restaurants, Inc. (L)	9,658	440,212
International Game Technology	21,874	376,233
Marriott International, Inc., Class A	19,738	575,757
McDonald’s Corp.	75,334	7,558,260
Starbucks Corp.	54,893	2,525,627
Starwood Hotels & Resorts Worldwide, Inc.	14,236	682,901
Wyndham Worldwide Corp.	11,228	424,755
Wynn Resorts, Ltd.	5,850	646,367
Yum! Brands, Inc.	33,958	2,003,862
		17,096,238
Household Durables - 0.20%
D.R. Horton, Inc.	20,438	257,723
Harman International Industries, Inc.	5,098	193,928
Leggett & Platt, Inc. (L)	10,423	240,146

The accompanying notes are an integral part of the financial statements.

6

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Lennar Corp., Class A (L)	11,688	$229,669
Newell Rubbermaid, Inc.	21,240	343,026
PulteGroup, Inc. (I)	24,450	154,280
Whirlpool Corp.	5,560	263,822
		1,682,594
Internet & Catalog Retail - 0.83%
Amazon.com, Inc. (I)	26,784	4,636,310
Expedia, Inc. (L)	6,974	202,385
Netflix, Inc. (I)(L)	4,086	283,119
priceline.com, Inc. (I)	3,664	1,713,689
Tripadvisor, Inc. (I)(L)	6,974	175,815
		7,011,318
Leisure Equipment & Products - 0.11%
Hasbro, Inc.	8,607	274,477
Mattel, Inc.	24,791	688,198
		962,675
Media - 3.08%
Cablevision Systems Corp., Class A	16,459	234,047
CBS Corp., Class B	48,188	1,307,822
Comcast Corp., Class A	200,618	4,756,653
DIRECTV, Class A (I)(L)	51,927	2,220,399
Discovery Communications, Inc., Series A (I)	19,439	796,416
Gannett Company, Inc. (L)	17,537	234,470
News Corp., Class A	161,438	2,880,054
Omnicom Group, Inc.	20,253	902,879
Scripps Networks Interactive, Inc., Class A	7,218	306,188
The Interpublic Group of Companies, Inc.	34,028	331,092
The McGraw-Hill Companies, Inc.	21,611	971,847
The Walt Disney Company	132,266	4,959,975
The Washington Post Company, Class B (L)	366	137,912
Time Warner Cable, Inc.	23,494	1,493,514
Time Warner, Inc.	73,679	2,662,759
Viacom, Inc., Class B	40,639	1,845,417
		26,041,444
Multiline Retail - 0.82%
Big Lots, Inc. (I)	4,795	181,059
Dollar Tree, Inc. (I)	8,771	728,958
Family Dollar Stores, Inc.	8,654	498,990
J.C. Penney Company, Inc. (L)	10,455	367,493
Kohl’s Corp.	18,686	922,154
Macy’s, Inc.	30,952	996,035
Nordstrom, Inc.	11,975	595,277
Sears Holdings Corp. (I)(L)	2,815	89,461
Target Corp.	49,393	2,529,909
		6,909,336
Specialty Retail - 1.97%
Abercrombie & Fitch Company, Class A	6,360	310,622
AutoNation, Inc. (I)(L)	3,400	125,358
AutoZone, Inc. (I)	2,058	668,788
Bed Bath & Beyond, Inc. (I)	17,688	1,025,373
Best Buy Company, Inc.	21,679	506,638
CarMax, Inc. (I)(L)	16,551	504,474
GameStop Corp., Class A (I)(L)	10,174	245,499
Home Depot, Inc.	113,546	4,773,474
Limited Brands, Inc.	18,113	730,860
Lowe’s Companies, Inc.	92,208	2,340,239
O’Reilly Automotive, Inc. (I)	9,456	756,007
Orchard Supply Hardware Stores Corp. (I)	127	0
Ross Stores, Inc.	17,086	812,098
Staples, Inc.	51,308	712,668
The Gap, Inc. (L)	25,379	470,780
Tiffany & Company	9,315	617,212
TJX Companies, Inc.	27,739	1,790,552
Urban Outfitters, Inc. (I)	8,191	225,744
		16,616,386
Textiles, Apparel & Luxury Goods - 0.64%
Coach, Inc.	21,491	1,311,811
NIKE, Inc., Class B	27,324	2,633,214
Ralph Lauren Corp.	4,735	653,809
VF Corp.	6,425	815,911
		5,414,745
		89,433,821
Consumer Staples - 11.44%
Beverages - 2.66%
Beam, Inc.	11,470	587,608
Brown Forman Corp., Class B (L)	7,378	594,003
Coca-Cola Enterprises, Inc.	22,948	591,599
Constellation Brands, Inc., Class A (I)	12,844	265,485
Dr. Pepper Snapple Group, Inc.	15,871	626,587
Molson Coors Brewing Company, Class B	11,619	505,891
PepsiCo, Inc.	115,073	7,635,094
The Coca-Cola Company	167,181	11,697,655
		22,503,922
Food & Staples Retailing - 2.39%
Costco Wholesale Corp.	31,917	2,659,324
CVS Caremark Corp.	95,858	3,909,089
Safeway, Inc. (L)	25,108	528,272
SUPERVALU, Inc. (L)	15,432	125,308
Sysco Corp. (L)	43,356	1,271,631
The Kroger Company	43,892	1,063,064
Wal-Mart Stores, Inc.	128,582	7,684,060
Walgreen Company	65,513	2,165,860
Whole Foods Market, Inc.	11,770	818,957
		20,225,565
Food Products - 1.92%
Archer-Daniels-Midland Company	49,141	1,405,433
Campbell Soup Company (L)	13,150	437,106
ConAgra Foods, Inc.	30,648	809,107
Dean Foods Company (I)	13,319	149,173
General Mills, Inc.	47,299	1,911,353
H.J. Heinz Company	23,627	1,276,803
Hormel Foods Corp.	10,128	296,649
Kellogg Company	18,263	923,560
Kraft Foods, Inc., Class A	130,030	4,857,921
McCormick & Company, Inc., Non
Voting Shares	9,836	495,931
Mead Johnson Nutrition Company	15,015	1,031,981
Sara Lee Corp.	43,516	823,323
The Hershey Company	11,313	698,917
The J.M. Smucker Company	8,433	659,208
Tyson Foods, Inc., Class A	21,686	447,599
		16,224,064
Household Products - 2.32%
Clorox Company	9,741	648,361
Colgate-Palmolive Company	35,677	3,296,198
Kimberly-Clark Corp.	29,013	2,134,196
The Procter & Gamble Company	202,574	13,513,712
		19,592,467
Personal Products - 0.17%
Avon Products, Inc.	31,506	550,410

The accompanying notes are an integral part of the financial statements.

7

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
The Estee Lauder Companies, Inc., Class A	8,195	$920,462
		1,470,872
Tobacco - 1.98%
Altria Group, Inc.	151,513	4,492,360
Lorillard, Inc.	9,927	1,131,678
Philip Morris International, Inc.	127,863	10,034,688
Reynolds American, Inc.	24,931	1,032,642
		16,691,368
		96,708,258
Energy - 12.17%
Energy Equipment & Services - 1.96%
Baker Hughes, Inc.	32,152	1,563,873
Cameron International Corp. (I)	18,100	890,339
Diamond Offshore Drilling, Inc.	5,056	279,395
FMC Technologies, Inc. (I)(L)	17,529	915,540
Halliburton Company	67,774	2,338,881
Helmerich & Payne, Inc.	7,951	464,020
Nabors Industries, Ltd. (I)	20,960	363,446
National Oilwell Varco, Inc.	31,211	2,122,036
Noble Corp.	18,462	557,922
Rowan Companies, Inc. (I)(L)	9,297	281,978
Schlumberger, Ltd.	98,832	6,751,214
		16,528,644
Oil, Gas & Consumable Fuels - 10.21%
Alpha Natural Resources, Inc. (I)	16,116	329,250
Anadarko Petroleum Corp.	36,656	2,797,952
Apache Corp.	28,272	2,560,878
Cabot Oil & Gas Corp.	7,730	586,707
Chesapeake Energy Corp. (L)	48,699	1,085,501
Chevron Corp.	146,606	15,598,878
ConocoPhillips	97,731	7,121,658
Consol Energy, Inc.	16,805	616,744
Denbury Resources, Inc. (I)	29,431	444,408
Devon Energy Corp.	29,736	1,843,632
El Paso Corp.	56,763	1,508,193
EOG Resources, Inc.	19,792	1,949,710
EQT Corp.	10,933	599,019
Exxon Mobil Corp.	352,891	29,911,041
Hess Corp.	21,941	1,246,249
Marathon Oil Corp.	51,796	1,516,069
Marathon Petroleum Corp.	26,325	876,359
Murphy Oil Corp.	14,312	797,751
Newfield Exploration Company (I)	9,861	372,056
Noble Energy, Inc.	12,912	1,218,764
Occidental Petroleum Corp.	59,761	5,599,606
Peabody Energy Corp.	20,050	663,856
Pioneer Natural Resources Company (L)	9,008	806,036
QEP Resources, Inc.	12,892	377,736
Range Resources Corp.	11,509	712,867
Southwestern Energy Company (I)	25,696	820,730
Spectra Energy Corp.	47,848	1,471,326
Sunoco, Inc.	7,877	323,115
Tesoro Corp. (I)(L)	10,486	244,953
The Williams Companies, Inc.	43,376	1,432,276
Valero Energy Corp.	41,228	867,849
		86,301,169
		102,829,813
Financials - 13.32%
Capital Markets - 1.79%
Ameriprise Financial, Inc.	16,656	826,804
BlackRock, Inc.	7,385	1,316,302
E*TRADE Financial Corp. (I)	18,569	147,809
Federated Investors, Inc., Class B (L)	6,791	102,884
Franklin Resources, Inc.	10,937	1,050,608
Invesco, Ltd.	33,405	671,106
Legg Mason, Inc.	9,175	220,659
Morgan Stanley	109,310	1,653,860
Northern Trust Corp.	17,843	707,653
State Street Corp.	36,209	1,459,585
T. Rowe Price Group, Inc.	18,581	1,058,188
The Bank of New York Mellon Corp.	89,280	1,777,565
The Charles Schwab Corp.	79,579	896,060
The Goldman Sachs Group, Inc.	36,251	3,278,178
		15,167,261
Commercial Banks - 2.64%
BB&T Corp.	51,337	1,292,152
Comerica, Inc.	14,700	379,260
Fifth Third Bancorp	67,970	864,578
First Horizon National Corp.	19,155	153,240
Huntington Bancshares, Inc.	62,975	345,733
KeyCorp	69,702	536,008
M&T Bank Corp. (L)	9,301	710,038
PNC Financial Services Group, Inc.	38,720	2,232,982
Regions Financial Corp.	93,674	402,798
SunTrust Banks, Inc.	39,764	703,823
U.S. Bancorp	140,526	3,801,228
Wells Fargo & Company	388,261	10,700,473
Zions Bancorporation	13,408	218,282
		22,340,595
Consumer Finance - 0.76%
American Express Company	74,406	3,509,731
Capital One Financial Corp.	33,849	1,431,474
Discover Financial Services	40,484	971,616
SLM Corp.	37,621	504,121
		6,416,942
Diversified Financial Services - 2.66%
Bank of America Corp.	746,422	4,150,106
Citigroup, Inc.	215,296	5,664,438
CME Group, Inc.	4,891	1,191,790
IntercontinentalExchange, Inc. (I)	5,363	646,510
JPMorgan Chase & Company	279,772	9,302,419
Leucadia National Corp. (L)	14,449	328,570
Moody’s Corp. (L)	14,391	484,689
NYSE Euronext	19,398	506,288
The NASDAQ OMX Group, Inc. (I)	9,326	228,580
		22,503,390
Insurance - 3.55%
ACE, Ltd.	24,842	1,741,921
Aflac, Inc.	34,381	1,487,322
American International Group, Inc. (I)(L)	32,308	749,546
AON Corp.	23,719	1,110,049
Assurant, Inc.	6,704	275,266
Berkshire Hathaway, Inc., Class B (I)	129,437	9,876,043
Chubb Corp.	20,453	1,415,757
Cincinnati Financial Corp.	11,935	363,540
Genworth Financial, Inc., Class A (I)	35,781	234,366
Hartford Financial Services Group, Inc.	32,975	535,844
Lincoln National Corp.	22,117	429,512
Loews Corp.	22,503	847,238
Marsh & McLennan Companies, Inc.	39,623	1,252,879
MetLife, Inc.	77,904	2,429,047
Principal Financial Group, Inc.	22,476	552,910
Prudential Financial, Inc.	34,751	1,741,720

The accompanying notes are an integral part of the financial statements.

8

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
The Allstate Corp.	37,238	$1,020,694
The Progressive Corp.	45,414	886,027
The Travelers Companies, Inc.	30,391	1,798,235
Torchmark Corp.	7,496	325,251
Unum Group	21,559	454,248
XL Group PLC	23,603	466,631
		29,994,046
Real Estate Investment Trusts - 1.81%
Apartment Investment & Management
Company, Class A	8,837	202,456
AvalonBay Communities, Inc.	6,999	914,069
Boston Properties, Inc.	10,865	1,082,154
Equity Residential	21,841	1,245,592
HCP, Inc. (L)	30,011	1,243,356
Health Care REIT, Inc.	13,962	761,348
Host Hotels & Resorts, Inc.	52,243	771,629
Kimco Realty Corp.	30,202	490,480
Plum Creek Timber Company, Inc. (L)	11,811	431,810
Prologis, Inc.	33,876	968,515
Public Storage	10,438	1,403,493
Simon Property Group, Inc.	21,621	2,787,812
Ventas, Inc.	21,217	1,169,693
Vornado Realty Trust	13,603	1,045,527
Weyerhaeuser Company	39,404	735,673
		15,253,607
Real Estate Management & Development - 0.04%
CBRE Group, Inc. (I)	23,781	361,947
Thrifts & Mortgage Finance - 0.07%
Hudson City Bancorp, Inc. (L)	38,310	239,438
People’s United Financial, Inc.	26,533	340,949
		580,387
		112,618,175
Health Care - 11.75%
Biotechnology - 1.21%
Amgen, Inc.	58,386	3,748,965
Biogen Idec, Inc. (I)	17,878	1,967,474
Celgene Corp. (I)	32,673	2,208,695
Gilead Sciences, Inc. (I)	55,281	2,262,651
		10,187,785
Health Care Equipment & Supplies - 1.76%
Baxter International, Inc.	41,435	2,050,204
Becton, Dickinson and Company	15,793	1,180,053
Boston Scientific Corp. (I)	109,311	583,721
C.R. Bard, Inc.	6,338	541,899
CareFusion Corp. (I)	16,633	422,645
Covidien PLC	35,528	1,599,115
DENTSPLY International, Inc. (L)	10,338	361,727
Edwards Lifesciences Corp. (I)	8,409	594,516
Intuitive Surgical, Inc. (I)	2,878	1,332,543
Medtronic, Inc.	77,716	2,972,637
St. Jude Medical, Inc.	23,503	806,153
Stryker Corp.	23,960	1,191,052
Varian Medical Systems, Inc. (I)(L)	8,295	556,843
Zimmer Holdings, Inc. (I)	13,208	705,571
		14,898,679
Health Care Providers & Services - 2.08%
Aetna, Inc.	26,682	1,125,714
AmerisourceBergen Corp. (L)	19,013	707,093
Cardinal Health, Inc.	25,440	1,033,118
CIGNA Corp.	21,022	882,924
Coventry Health Care, Inc. (I)	10,550	320,404
DaVita, Inc. (I)	6,832	517,934
Express Scripts, Inc. (I)	35,897	1,604,237
Humana, Inc.	12,039	1,054,737
Laboratory Corp. of America Holdings (I)	7,302	627,753
McKesson Corp.	18,122	1,411,885
Medco Health Solutions, Inc. (I)	28,511	1,593,765
Patterson Companies, Inc.	6,846	202,094
Quest Diagnostics, Inc.	11,579	672,277
Tenet Healthcare Corp. (I)	32,074	164,540
UnitedHealth Group, Inc.	78,494	3,978,076
WellPoint, Inc.	25,619	1,697,259
		17,593,810
Health Care Technology - 0.08%
Cerner Corp. (I)	10,777	660,091
Life Sciences Tools & Services - 0.39%
Agilent Technologies, Inc. (I)	25,631	895,291
Life Technologies Corp. (I)	13,201	513,651
PerkinElmer, Inc.	8,246	164,920
Thermo Fisher Scientific, Inc. (I)	27,769	1,248,772
Waters Corp. (I)	6,572	486,657
		3,309,291
Pharmaceuticals - 6.23%
Abbott Laboratories	114,678	6,448,344
Allergan, Inc.	22,495	1,973,711
Bristol-Myers Squibb Company	124,770	4,396,895
Eli Lilly & Company	74,998	3,116,917
Forest Laboratories, Inc. (I)	19,674	595,335
Hospira, Inc. (I)	12,060	366,262
Johnson & Johnson	201,060	13,185,515
Merck & Company, Inc.	224,397	8,459,767
Mylan, Inc. (I)	31,586	677,836
Perrigo Company	6,854	666,894
Pfizer, Inc.	565,963	12,247,439
Watson Pharmaceuticals, Inc. (I)	9,360	564,782
		52,699,697
		99,349,353
Industrials - 10.61%
Aerospace & Defense - 2.61%
General Dynamics Corp.	26,234	1,742,200
Goodrich Corp.	9,220	1,140,514
Honeywell International, Inc.	56,968	3,096,211
L-3 Communications Holdings, Inc.	7,368	491,298
Lockheed Martin Corp. (L)	19,531	1,580,058
Northrop Grumman Corp.	19,255	1,126,032
Precision Castparts Corp.	10,618	1,749,740
Raytheon Company	25,499	1,233,642
Rockwell Collins, Inc.	11,084	613,721
Textron, Inc.	20,287	375,107
The Boeing Company	54,731	4,014,519
United Technologies Corp.	66,735	4,877,661
		22,040,703
Air Freight & Logistics - 1.02%
C.H. Robinson Worldwide, Inc.	12,063	841,756
Expeditors International of Washington, Inc.	15,692	642,744
FedEx Corp.	23,364	1,951,128
United Parcel Service, Inc., Class B	71,042	5,199,564
		8,635,192
Airlines - 0.06%
Southwest Airlines Company	57,386	491,224

The accompanying notes are an integral part of the financial statements.

9

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Building Products - 0.03%
Masco Corp.	26,046	$272,962
Commercial Services & Supplies - 0.43%
Avery Dennison Corp.	7,706	221,008
Cintas Corp. (L)	8,158	283,980
Iron Mountain, Inc.	13,675	421,190
Pitney Bowes, Inc. (L)	14,869	275,671
R.R. Donnelley & Sons Company	13,680	197,402
Republic Services, Inc.	23,110	636,681
Stericycle, Inc. (I)(L)	6,299	490,818
Waste Management, Inc. (L)	33,910	1,109,196
		3,635,946
Construction & Engineering - 0.16%
Fluor Corp.	12,530	629,633
Jacobs Engineering Group, Inc. (I)	9,533	386,849
Quanta Services, Inc. (I)	15,524	334,387
		1,350,869
Electrical Equipment - 0.54%
Cooper Industries PLC	11,663	631,551
Emerson Electric Company	54,202	2,525,271
Rockwell Automation, Inc.	10,476	768,624
Roper Industries, Inc.	7,127	619,122
		4,544,568
Industrial Conglomerates - 2.57%
3M Company	51,613	4,218,330
Danaher Corp.	41,960	1,973,798
General Electric Company	777,423	13,923,646
Tyco International, Ltd.	33,969	1,586,692
		21,702,466
Machinery - 2.00%
Caterpillar, Inc.	47,624	4,314,734
Cummins, Inc.	14,242	1,253,581
Deere & Company	30,491	2,358,479
Dover Corp.	13,609	790,002
Eaton Corp.	24,648	1,072,927
Flowserve Corp.	4,072	404,431
Illinois Tool Works, Inc.	35,615	1,663,577
Ingersoll-Rand PLC (L)	23,027	701,633
Joy Global, Inc.	7,688	576,369
PACCAR, Inc.	26,415	989,770
Pall Corp.	8,470	484,061
Parker Hannifin Corp.	11,152	850,340
Snap-On, Inc. (L)	4,242	214,730
Stanley Black & Decker, Inc.	12,464	842,566
Xylem, Inc.	13,586	349,024
		16,866,224
Professional Services - 0.11%
Dun & Bradstreet Corp.	3,615	270,510
Equifax, Inc.	8,977	347,769
Robert Half International, Inc. (L)	10,597	301,591
		919,870
Road & Rail - 0.87%
CSX Corp.	77,328	1,628,528
Norfolk Southern Corp.	24,745	1,802,921
Ryder Systems, Inc.	3,726	198,000
Union Pacific Corp.	35,564	3,767,650
		7,397,099
Trading Companies & Distributors - 0.21%
Fastenal Company (L)	21,788	950,175
W.W. Grainger, Inc. (L)	4,448	832,621
		1,782,796
		89,639,919
Information Technology - 18.84%
Communications Equipment - 2.08%
Cisco Systems, Inc.	395,826	7,156,534
F5 Networks, Inc. (I)	5,839	619,635
Harris Corp. (L)	8,557	308,394
JDS Uniphase Corp. (I)	16,555	172,834
Juniper Networks, Inc. (I)	38,906	794,071
Motorola Mobility Holdings, Inc. (I)	19,419	753,457
Motorola Solutions, Inc.	21,118	977,552
QUALCOMM, Inc.	123,780	6,770,766
		17,553,243
Computers & Peripherals - 4.60%
Apple, Inc. (I)	68,430	27,714,150
Dell, Inc. (I)	112,415	1,644,631
EMC Corp. (I)(L)	150,188	3,235,050
Hewlett-Packard Company	146,319	3,769,177
Lexmark International, Inc., Class A	5,299	175,238
NetApp, Inc. (I)	26,414	958,036
SanDisk Corp. (I)	17,697	870,869
Western Digital Corp. (I)	17,323	536,147
		38,903,298
Electronic Equipment, Instruments & Components - 0.45%
Amphenol Corp., Class A	12,232	555,210
Corning, Inc.	115,806	1,503,162
FLIR Systems, Inc.	11,325	283,918
Jabil Circuit, Inc.	13,330	262,068
Molex, Inc. (L)	10,006	238,743
TE Connectivity, Ltd.	31,165	960,194
		3,803,295
Internet Software & Services - 2.00%
Akamai Technologies, Inc. (I)	13,184	425,580
eBay, Inc. (I)	84,603	2,566,009
Google, Inc., Class A (I)	18,600	12,013,740
VeriSign, Inc.	11,711	418,317
Yahoo!, Inc. (I)	91,346	1,473,411
		16,897,057
IT Services - 3.85%
Accenture PLC, Class A	47,248	2,515,011
Automatic Data Processing, Inc.	35,978	1,943,172
Cognizant Technology
Solutions Corp., Class A (I)	22,191	1,427,103
Computer Sciences Corp.	11,312	268,094
Fidelity National Information Services, Inc.	17,812	473,621
Fiserv, Inc. (I)	10,355	608,253
International Business Machines Corp.	86,765	15,954,348
MasterCard, Inc., Class A	7,849	2,926,264
Paychex, Inc.	23,851	718,154
SAIC, Inc. (I)	20,352	250,126
Teradata Corp. (I)	12,312	597,255
The Western Union Company	45,451	829,935
Total Systems Services, Inc.	11,980	234,329
Visa, Inc., Class A	37,419	3,799,151
		32,544,816
Office Electronics - 0.09%
Xerox Corp.	101,628	808,959
Semiconductors & Semiconductor Equipment - 2.32%
Advanced Micro Devices, Inc. (I)	42,480	229,392

The accompanying notes are an integral part of the financial statements.

10

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Altera Corp.	23,701	$879,307
Analog Devices, Inc.	21,855	781,972
Applied Materials, Inc.	96,378	1,032,208
Broadcom Corp., Class A	35,705	1,048,299
First Solar, Inc. (I)(L)	4,293	144,932
Intel Corp.	374,809	9,089,118
KLA-Tencor Corp.	12,247	590,918
Linear Technology Corp.	16,892	507,267
LSI Corp. (I)	41,906	249,341
Microchip Technology, Inc. (L)	14,133	517,692
Micron Technology, Inc. (I)	73,442	461,950
Novellus Systems, Inc. (I)(L)	4,861	200,711
NVIDIA Corp. (I)	44,943	622,910
Teradyne, Inc. (I)(L)	13,480	183,732
Texas Instruments, Inc.	84,059	2,446,957
Xilinx, Inc.	19,374	621,130
		19,607,836
Software - 3.45%
Adobe Systems, Inc. (I)(L)	36,126	1,021,282
Autodesk, Inc. (I)	16,738	507,664
BMC Software, Inc. (I)	12,531	410,766
CA, Inc.	27,234	550,535
Citrix Systems, Inc. (I)	13,773	836,297
Electronic Arts, Inc. (I)	24,453	503,732
Intuit, Inc.	21,865	1,149,880
Microsoft Corp.	551,206	14,309,308
Oracle Corp.	289,687	7,430,472
Red Hat, Inc. (I)	14,255	588,589
Salesforce.com, Inc. (I)(L)	10,014	1,016,020
Symantec Corp. (I)	54,277	849,435
		29,173,980
		159,292,484
Materials - 3.47%
Chemicals - 2.22%
Air Products & Chemicals, Inc.	15,491	1,319,678
Airgas, Inc.	4,979	388,760
CF Industries Holdings, Inc.	4,814	697,934
E.I. du Pont de Nemours & Company	68,026	3,114,230
Eastman Chemical Company	10,047	392,436
Ecolab, Inc. (L)	22,104	1,277,832
FMC Corp.	5,233	450,247
International Flavors & Fragrances, Inc.	5,916	310,117
Monsanto Company	39,425	2,762,510
PPG Industries, Inc.	11,376	949,782
Praxair, Inc.	22,103	2,362,811
Sigma-Aldrich Corp. (L)	8,930	557,768
The Dow Chemical Company	87,052	2,503,616
The Mosaic Company	21,928	1,105,829
The Sherwin-Williams Company	6,348	566,686
		18,760,236
Construction Materials - 0.04%
Vulcan Materials Company (L)	9,417	370,559
Containers & Packaging - 0.13%
Ball Corp.	11,964	427,234
Bemis Company, Inc. (L)	7,564	227,525
Owens-Illinois, Inc. (I)	11,962	231,824
Sealed Air Corp.	11,681	201,030
		1,087,613
Metals & Mining - 0.92%
Alcoa, Inc. (L)	78,749	681,179
Allegheny Technologies, Inc. (L)	7,741	370,020
Cliffs Natural Resources, Inc.	10,528	656,421
Freeport-McMoRan Copper & Gold, Inc.	69,799	2,567,905
Newmont Mining Corp.	36,433	2,186,344
Nucor Corp.	23,361	924,395
Titanium Metals Corp. (L)	6,115	91,603
United States Steel Corp. (L)	10,486	277,460
		7,755,327
Paper & Forest Products - 0.16%
International Paper Company	32,270	955,192
MeadWestvaco Corp.	12,486	373,956
		1,329,148
		29,302,883
Telecommunication Services - 3.14%
Diversified Telecommunication Services - 2.85%
AT&T, Inc.	436,382	13,196,192
CenturyLink, Inc.	45,496	1,692,451
Frontier Communications Corp. (L)	72,589	373,833
Verizon Communications, Inc.	208,496	8,364,860
Windstream Corp.	43,054	505,454
		24,132,790
Wireless Telecommunication Services - 0.29%
American Tower Corp., Class A	28,919	1,735,429
MetroPCS Communications, Inc. (I)	21,447	186,160
Sprint Nextel Corp. (I)(L)	219,045	512,565
		2,434,154
		26,566,944
Utilities - 3.83%
Electric Utilities - 2.08%
American Electric Power Company, Inc.	35,545	1,468,364
Duke Energy Corp. (L)	98,113	2,158,486
Edison International	24,041	995,297
Entergy Corp.	12,932	944,683
Exelon Corp.	48,805	2,116,673
FirstEnergy Corp.	30,777	1,363,421
NextEra Energy, Inc.	31,099	1,893,307
Northeast Utilities	13,130	473,599
Pepco Holdings, Inc.	16,886	342,786
Pinnacle West Capital Corp.	7,951	383,079
PPL Corp.	42,552	1,251,880
Progress Energy, Inc.	21,708	1,216,082
Southern Company (L)	63,441	2,936,684
		17,544,341
Gas Utilities - 0.12%
AGL Resources, Inc.	8,621	364,323
ONEOK, Inc.	7,574	656,590
		1,020,913
Independent Power Producers & Energy Traders - 0.17%
Constellation Energy Group, Inc.	14,935	592,471
NRG Energy, Inc. (I)	16,992	307,895
The AES Corp. (I)	47,210	558,966
		1,459,332
Multi-Utilities - 1.46%
Ameren Corp.	17,933	594,120
CenterPoint Energy, Inc.	31,151	625,824
CMS Energy Corp. (L)	18,406	406,404
Consolidated Edison, Inc. (L)	21,561	1,337,429
Dominion Resources, Inc.	41,928	2,225,538
DTE Energy Company	12,508	681,061
Integrys Energy Group, Inc.	5,673	307,363

The accompanying notes are an integral part of the financial statements.

11

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
NiSource, Inc. (L)	20,527	$488,748
PG&E Corp.	29,908	1,232,808
Public Service Enterprise Group, Inc.	37,268	1,230,217
SCANA Corp. (L)	8,590	387,065
Sempra Energy	17,679	972,345
TECO Energy, Inc. (L)	15,781	302,048
Wisconsin Energy Corp.	17,049	596,033
Xcel Energy, Inc.	35,757	988,325
		12,375,328
		32,399,914
TOTAL COMMON STOCKS (Cost $780,571,517)		$838,141,564
PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%
Orchard Supply Hardware Stores Corp. (I)	127	0
TOTAL PREFERRED SECURITIES (Cost $1,454)		$0
WARRANTS - 0.00%
Financials - 0.00%
American International Group, Inc. (Expiration
Date: 01/19/2021; Strike Price: $45.00) (I)	1	6
TOTAL WARRANTS (Cost $17)		$6
SECURITIES LENDING COLLATERAL - 3.23%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,732,032	27,338,893
TOTAL SECURITIES LENDING COLLATERAL (Cost $27,336,454)		$27,338,893
SHORT-TERM INVESTMENTS - 0.68%
U.S. Government Agency - 0.68%
Federal Home Loan Bank Discount Notes,	$3,000,000	$2,999,888
0.018%, 03/16/2012 *
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	2,750,000	2,749,900
		5,749,788
TOTAL SHORT-TERM INVESTMENTS (Cost $5,749,788)		$5,749,788
Total Investments (500 Index Trust B)
(Cost $813,659,230) - 103.06%		$871,230,251
Other assets and liabilities, net - (3.06%)		(25,862,568)
TOTAL NET ASSETS - 100.00%		$845,367,683

Core Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 86.81%
John Hancock Variable Insurance Trust (G) - 86.81%
500 Index, Series NAV (John Hancock) (A)(2)	3,589,949	$38,843,253
Balanced, Series NAV (T. Rowe Price)	8,033,909	130,149,326
International Index, Series NAV
(John Hancock) (A)(2)	800,184	11,626,673
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	224,561	3,761,403
Small Cap Index, Series NAV
(John Hancock) (A)(2)	285,497	$3,757,138
Fixed Income - 13.21%
John Hancock Variable Insurance Trust (G) - 13.21%
Total Bond Market A,
Series NAV (Declaration) (A)	2,002,297	28,632,853
		216,770,646
TOTAL INVESTMENT COMPANIES (Cost $208,207,140)		$216,770,646
Total Investments (Core Balanced Trust)
(Cost $208,207,140) - 100.02%		$216,770,646
Other assets and liabilities, net - (0.02%)		(41,158)
TOTAL NET ASSETS - 100.00%		$216,729,488

Core Balanced Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.65%
Affiliated Investment Companies - 100.65%
Equity - 49.51%
John Hancock Variable Insurance Trust (G) - 49.51%
500 Index, Series NAV (John Hancock) (A)(2)	103,080	1,115,329
International Index, Series NAV
(John Hancock) (A)(2)	30,237	439,347
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	10,585	177,306
Small Cap Index, Series NAV
(John Hancock) (A)(2)	5,356	70,483
Fixed Income - 51.14%
John Hancock Variable Insurance Trust (G) - 51.14%
Total Bond Market A,
Series NAV (Declaration) (A)	130,214	1,862,065
		3,664,530
TOTAL INVESTMENT COMPANIES (Cost $3,500,335)		$3,664,530
Total Investments (Core Balanced Strategy Trust)
(Cost $3,500,335) - 100.65%		$3,664,530
Other assets and liabilities, net - (0.65%)		(23,668)
TOTAL NET ASSETS - 100.00%		$3,640,862

Core Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity - 69.58%
John Hancock Variable Insurance Trust (G) - 69.58%
500 Index, Series NAV
(John Hancock) (A)(2)	26,435,058	$286,027,332
International Index, Series NAV
(John Hancock) (A)(2)	8,409,613	122,191,681
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	2,874,159	48,142,171

The accompanying notes are an integral part of the financial statements.

12

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
John Hancock Variable Insurance Trust (G) (continued)
Small Cap Index, Series NAV
(John Hancock) (A)(2)	1,579,316	$20,783,802
Fixed Income - 30.42%
John Hancock Variable Insurance Trust (G) - 30.42%
Total Bond Market A,
Series NAV (Declaration) (A)	14,588,539	208,616,112
		685,761,098
TOTAL INVESTMENT COMPANIES (Cost $626,149,124)		$685,761,098
Total Investments (Core Strategy Trust)
(Cost $626,149,124) - 100.00%		$685,761,098
Other assets and liabilities, net - 0.00%		(33,117)
TOTAL NET ASSETS - 100.00%		$685,727,981

International Equity Index Trust A

	Shares or Principal Amount	Value

COMMON STOCKS - 94.30%
Australia - 5.69%
AGL Energy, Ltd.	9,599	$140,551
Alumina, Ltd.	51,496	58,580
Amcor, Ltd.	24,502	180,493
AMP, Ltd.	57,281	238,002
Asciano, Ltd.	16,270	74,923
Australia & New Zealand Banking Group, Ltd.	51,400	1,077,140
Australian Stock Exchange, Ltd.	3,619	113,057
Bendigo and Adelaide Bank, Ltd.	7,292	59,806
BHP Billiton, Ltd.	61,659	2,176,477
BlueScope Steel, Ltd.	34,527	14,270
Boral, Ltd.	14,124	51,902
Brambles, Ltd.	27,356	200,011
Caltex Australia, Ltd.	2,853	34,284
Campbell Brothers, Ltd.	1,304	65,246
CFS Gandel Retail Trust	34,648	59,653
Coca-Cola Amatil, Ltd.	12,185	143,411
Cochlear, Ltd.	1,118	70,982
Commonwealth Bank of Australia	30,135	1,514,379
Computershare, Ltd.	8,579	70,194
Crown, Ltd.	9,470	78,265
CSL, Ltd.	9,859	322,671
Dexus Property Group	85,097	72,265
DuluxGroup, Ltd.	211	623
Echo Entertainment Group, Ltd. (I)	13,706	50,255
Fortescue Metals Group, Ltd.	26,436	115,821
Goodman Group	109,709	63,853
GPT Group	34,392	107,902
Harvey Norman Holding, Ltd.	8,189	15,341
Iluka Resources, Ltd.	8,402	132,747
Incitec Pivot, Ltd.	29,906	94,887
John Fairfax Holdings, Ltd. (L)	35,039	25,750
Leighton Holdings, Ltd.	2,998	58,262
Lend Lease Corp.	11,232	82,107
Macquarie Group, Ltd.	6,684	162,464
Metcash, Ltd.	13,891	57,355
Mirvac Group	56,704	68,407
National Australia Bank, Ltd.	42,964	1,024,256
Newcrest Mining, Ltd.	14,603	442,366
NRMA Insurance Group, Ltd.	44,162	134,393
OneSteel, Ltd., ADR	22,010	15,771
Orica, Ltd.	6,984	173,227
Origin Energy, Ltd.	20,728	281,693
Oxiana, Ltd.	5,781	59,019
Qantas Airways, Ltd. (I)	27,133	40,458
QBE Insurance Group, Ltd.	21,579	285,697
QR National, Ltd.	33,938	118,544
Rio Tinto, Ltd.	8,513	526,903
Santos, Ltd.	17,912	223,763
Sonic Healthcare, Ltd.	6,566	75,650
SP Ausnet	27,871	26,772
Stockland	45,247	147,441
Suncorp-Metway, Ltd.	23,972	205,071
Sydney Airport	6,341	17,235
TABCORP Holdings, Ltd.	14,688	40,969
Tattersall’s, Ltd.	28,472	70,968
Telstra Corp., Ltd.	83,023	282,595
Toll Holdings, Ltd.	12,353	53,220
Transurban Group, Ltd.	25,982	149,215
Wesfarmers, Ltd.	19,279	580,981
Wesfarmers, Ltd. (Price Protected Shares)	2,902	88,184
Westfield Group	43,325	346,223
Westfield Retail Trust	47,784	121,555
Westpac Banking Corp.	60,458	1,234,045
Woodside Petroleum, Ltd.	11,986	374,692
Woolworths, Ltd.	23,297	597,577
WorleyParsons, Ltd.	2,956	77,443
		15,668,262
Austria - 0.16%
Erste Group Bank AG (I)	3,990	69,882
Immoeast AG (I)	6,755	0
IMMOFINANZ AG (I)	10,132	30,517
OMV AG	2,190	66,517
Raiffeisen Bank International AG (L)	1,623	41,986
Telekom Austria AG	7,482	89,610
Verbund AG, Class A	1,380	36,963
Voestalpine AG	2,319	65,250
Wiener Staedtische Allgemeine
Versicherung AG	1,013	40,082
		440,807
Belgium - 0.66%
Ageas	55,936	60,658
Anheuser-Busch InBev NV	16,105	983,582
Bekaert SA (I)	759	24,226
Belgacom SA	3,210	100,481
Colruyt SA	1,790	67,627
Delhaize Group SA	1,944	108,999
Groupe Bruxelles Lambert SA	1,576	104,712
KBC Bancassurance Holding NV	2,918	36,639
Mobistar SA (I)	683	35,674
Solvay SA	1,105	90,644
UCB SA	2,353	98,761
Umicore SA	2,192	90,250
		1,802,253
Bermuda - 0.09%
Seadrill, Ltd.	7,387	246,500
Brazil - 1.45%
All America Latina Logistica SA	8,400	41,882
Banco do Brasil SA	12,102	153,769
Banco Santander Brasil SA	11,780	94,480
BM&F Bovespa SA	30,300	159,196
BR Malls Participacoes SA	8,056	78,260
Brasil Telecom SA	584	3,660

The accompanying notes are an integral part of the financial statements.

13

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Brasil Telecom SA (New York Exchange)	494	$8,788
Brookfield Incorporacoes SA	8,229	21,838
CCR SA	11,600	75,996
Centrais Eletricas Brasileiras SA	3,600	34,432
Cia de Saneamento Basico do Estado de
Sao Paulo	2,558	71,354
Cielo SA	6,195	160,085
Companhia Siderurgica Nacional SA	16,000	128,498
Companhia Siderurgica Nacional SA, ADR	200	1,636
Cosan SA Industria e Comercio	2,887	41,790
CPFL Energia SA	4,400	61,379
Cyrela Brazil Realty SA	6,000	47,736
Duratex SA	4,982	23,825
EDP - Energias do Brasil SA	1,600	35,598
Empresa Brasileira de Aeronautica SA	12,500	78,810
Fibria Celulose SA	2,814	20,925
Hypermarcas SA	5,544	25,264
JBS SA (I)	9,071	29,568
Localiza Rent a Car SA	1,961	26,914
Lojas Renner SA	3,300	85,647
MMX Mineracao e Metalicos SA (I)	3,720	13,302
MRV Engenharia e Participacoes SA	7,455	42,766
Multiplan Empreendimentos Imobiliarios SA	1,514	31,063
Natura Cosmeticos SA	3,400	66,095
OGX Petroleo e Gas Participacoes SA (I)	28,200	205,916
PDG Realty SA Empreendimentos
e Participacoes	20,914	66,153
Perdigao SA	13,756	268,593
Petroleo Brasileiro SA	54,015	666,047
Porto Seguro SA	2,616	29,873
Redecard SA	8,535	133,567
Rossi Residencial SA	2,703	11,593
Souza Cruz SA	8,000	98,260
Tam SA	91	1,708
Tele Norte Leste Participacoes SA	700	8,054
Tele Norte Leste Participacoes SA, ADR (L)	1,336	12,705
Tim Participacoes Satim Participacoes SA	10,288	50,964
Tractebel Energia SA	2,800	44,974
Ultrapar Participacoes SA	6,000	102,967
Usinas Siderurgicas de Minas Gerais SA	3,000	27,583
Vale Fertilizantes SA	28,300	598,544
		3,992,057
Canada - 8.16%
Agnico-Eagle Mines, Ltd.	3,487	126,816
Agrium, Inc. (L)	3,239	217,406
Alimentation Couche Tard, Inc.	3,100	96,461
ARC Resources, Ltd. (L)	2,700	66,523
Athabasca Oil Sands Corp. (I)	4,200	51,493
Bank of Montreal (L)	12,191	668,695
Bank of Nova Scotia (L)	20,852	1,040,400
Barrick Gold Corp.	19,410	879,285
Baytex Energy Corp. (L)	2,200	123,027
BCE, Inc. (L)	5,238	218,364
Bombardier, Inc.	36,262	144,514
Bonavista Energy Corp. (L)	1,500	38,385
Brookfield Asset Management, Inc.	10,948	301,332
Brookfield Residential Properties, Inc. (I)	541	4,291
CAE, Inc.	5,584	54,209
Cameco Corp. (L)	8,634	156,026
Canadian Imperial Bank of Commerce (L)	7,870	570,039
Canadian National Railway Company	8,902	700,363
Canadian Natural Resources, Ltd.	21,216	794,494
Canadian Oil Sands, Ltd.	4,900	111,828
Canadian Pacific Railway, Ltd. (L)	3,326	225,303
Canadian Tire Corp., Ltd.	1,446	93,538
Canadian Utilities, Ltd.	1,300	78,530
Cenovus Energy, Inc.	14,336	476,061
CGI Group, Inc. (I)	4,924	92,801
Chorus Aviation, Inc.	350	1,089
CI Financial Corp.	2,467	51,096
Crescent Point Energy Corp.	4,900	215,961
Eldorado Gold Corp.	11,900	163,767
Empire Company, Ltd.	300	17,407
Enbridge, Inc. (L)	14,048	525,240
Encana Corp. (L)	14,136	262,114
Enerplus Corp. (L)	3,600	91,347
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	441	189,174
Finning International, Inc.	3,662	79,836
First Quantum Minerals, Ltd.	8,500	167,288
Fortis, Inc. (L)	3,000	98,267
Franco-Nevada Corp.	2,200	83,746
George Weston, Ltd.	1,064	71,114
Gildan Activewear, Inc.	2,800	52,661
Goldcorp, Inc.	16,028	711,289
Great-West Lifeco, Inc. (L)	5,824	116,623
Husky Energy, Inc. (L)	5,748	138,516
IAMGOLD Corp.	7,200	114,352
IGM Financial, Inc. (L)	2,704	117,397
Imperial Oil, Ltd.	6,427	286,352
Industrial Alliance Insurance and
Financial Services, Inc.	2,700	69,677
Inmet Mining Corp.	700	45,006
Intact Financial Corp.	2,400	137,887
Ivanhoe Mines, Ltd. (I)	6,325	112,313
Kinross Gold Corp.	21,460	244,986
Loblaw Companies, Ltd.	2,763	104,363
Magna International, Inc. (L)	4,514	150,651
Manulife Financial Corp. (L)(O)	37,176	395,936
MEG Energy Corp. (I)	2,500	102,012
Metro, Inc. (L)	2,700	143,117
National Bank of Canada (L)	3,532	250,109
New Gold, Inc (I)	8,300	83,754
Nexen, Inc.	10,936	174,010
Niko Resources, Ltd.	1,200	56,811
Onex Corp.	1,568	51,069
Open Text Corp. (I)	1,300	66,649
Osisko Mining Corp. (I)	6,800	65,680
Pacific Rubiales Energy Corp.	5,600	102,958
Pan American Silver Corp.	2,000	43,740
Pengrowth Energy Trust	6,300	66,540
Penn West Petroleum, Ltd. (L)	9,297	184,252
Petrobank Energy & Resources, Ltd. (I)	2,100	21,809
Potash Corp. of Saskatchewan, Inc.	17,167	709,597
Power Corp. of Canada (L)	7,583	177,303
Power Financial Corp. (L)	5,478	137,333
Precision Drilling Corp. (I)	4,600	47,411
Progress Energy Resources Corp. (L)	1,900	24,693
Research In Motion, Ltd. (I)	10,200	148,182
RioCan Real Estate Investment Trust	2,400	62,265
Ritchie Brothers Auctioneers, Inc.	1,300	28,584
Rogers Communications, Inc., Class B (L)	8,058	310,455
Royal Bank of Canada (L)	27,824	1,419,673
Saputo, Inc.	3,700	141,753
Shaw Communications, Inc., Class B (L)	7,198	143,077
Shoppers Drug Mart Corp. (L)	4,644	187,538
Silver Wheaton Corp.	6,800	196,908
SNC-Lavalin Group, Inc.	3,387	169,824

The accompanying notes are an integral part of the financial statements.

14

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Sun Life Financial, Inc. (Toronto
Stock Exchange) (L)	12,048	$223,516
Suncor Energy, Inc.	30,314	874,233
Talisman Energy, Inc.	22,474	286,344
Teck Resources, Ltd.	11,547	407,021
TELUS Corp.	1,305	73,836
TELUS Corp., Non-Voting Shares	2,956	158,543
The Toronto-Dominion Bank (L)	17,250	1,291,782
Thomson Corp. (I)(L)	7,366	196,885
Tim Hortons, Inc.	3,600	174,426
TMX Group, Inc.	1,376	56,310
Tourmaline Oil Corp. (I)	2,200	57,508
Trans-Canada Corp. (L)	13,550	592,276
TransAlta Corp.	5,479	113,049
Valeant Pharmaceuticals International, Inc. (I)	3,150	147,366
Vermilion Energy, Inc.	800	35,628
Viterra, Inc.	5,800	61,146
Yamana Gold, Inc.	15,306	225,665
		22,438,279
Chile - 0.35%
Banco Santander Chile SA, ADR	2,180	165,026
Cia Cervecerias Unidas SA, ADR	1,245	78,560
Empresa Nacional de Electricidad SA, ADR	4,420	196,027
Enersis SA, ADR	11,983	211,260
Lan Airlines SA, ADR (L)	4,785	111,203
Sociedad Quimica y Minera de Chile SA, ADR	2,625	141,356
Vina Concha Y Toro SA, ADR	1,297	48,638
		952,070
China - 3.06%
Agile Property Holdings, Ltd. (L)	37,800	33,754
Air China, Ltd.	62,000	45,640
Alibaba.com, Ltd.	27,900	28,829
Aluminum Corp. of China, Ltd.	104,000	45,385
Angang Steel Company, Ltd., Class H	23,960	17,299
Anhui Conch Cement Company, Ltd. (L)	30,000	88,369
Anta Sports Products, Ltd.	17,000	20,207
Bank of China, Ltd., Class H	1,405,077	520,293
Bank of Communications
Company, Ltd., Class H	181,780	126,748
BBMG Corp.	22,000	14,554
Beijing Datang Power Generation
Company, Ltd., Class H	78,000	25,814
BYD Company, Ltd., Class H (I)(L)	13,400	28,885
China BlueChemical, Ltd.	54,000	40,766
China Citic Bank Corp., Ltd.	158,400	89,745
China Coal Energy Company, Ltd., Series H	88,000	95,212
China Communications
Construction Company, Ltd.	109,535	85,655
China Communications
Services Corp., Ltd., Class H	36,000	16,065
China Construction Bank Corp.	1,078,346	753,903
China COSCO Holdings Company, Ltd. (L)	64,835	31,714
China Dongxiang Group Company	77,000	13,117
China International Marine Containers Co., Ltd.	5,200	5,938
China Life Insurance Company, Ltd.	167,000	412,157
China Longyuan Power Group Corp.	45,000	35,254
China Merchants Bank Company, Ltd.	86,535	175,503
China Minsheng Banking Corp., Ltd.	101,400	88,180
China National Building
Material Company, Ltd.	68,000	77,172
China Oilfield Services, Ltd.	32,000	50,224
China Pacific Insurance Group Company, Ltd.	17,300	49,283
China Petroleum & Chemical Corp.	354,000	372,869
China Railway Construction Corp.	41,500	22,836
China Railway Group, Ltd.	104,000	32,570
China Shenhua Energy Company, Ltd.	77,500	336,279
China Shipping Container
Lines Company, Ltd. (I)	72,650	16,463
China Shipping Development Company, Ltd.	30,000	18,636
China Telecom Corp., Ltd.	304,000	172,382
China Vanke Co., Ltd.	23,800	23,477
China Yurun Food Group, Ltd.	28,600	37,646
China Zhongwang Holdings, Ltd.	32,400	11,047
CNOOC, Ltd.	342,984	601,771
Country Garden Holdings Company (L)	81,973	30,648
CSR Corp., Ltd.	43,000	24,467
Dongfang Electric Corp. Ltd.	8,000	23,683
Dongfeng Motor Group Company, Ltd.	72,000	123,438
ENN Energy Holdings, Ltd.	20,000	64,077
Evertop Wire Cable Corp.	30,000	64,858
Fosun International, Ltd.	30,500	15,694
Foxconn International Holdings, Ltd. (I)	26,000	16,711
Golden Eagle Retail Group, Ltd.	21,000	44,355
Guangzhou Automobile Group Company, Ltd.	57,831	48,120
Guangzhou R&F Properties
Company, Ltd., Class H	24,800	19,563
Hengan International Group Company, Ltd.	18,000	167,800
Huaneng Power International, Inc., Class H	88,000	46,711
Industrial & Commercial Bank of China	1,122,957	669,766
Inner Mongolia Yitai Coal Co.	12,400	61,497
Jiangsu Expressway, Ltd.	32,000	29,357
Lenovo Group, Ltd.	126,000	83,733
Longfor Properties Company, Ltd. (L)	23,100	26,162
Metallurgical Corp. of China, Ltd.	53,000	12,175
Parkson Retail Group, Ltd.	36,500	44,668
PetroChina Company, Ltd., Class H	472,000	588,210
PICC Property & Casualty Company, Ltd.,
H Shares	54,000	73,086
Ping An Insurance Group Company	31,000	205,412
Renhe Commercial Holdings Company, Ltd.	160,000	18,268
Semiconductor
Manufacturing International Corp. (I)	387,000	18,672
Shandong Weigao Group Medical
Polymer Company, Ltd.	32,000	28,859
Shanghai Electric Group Company, Ltd.	90,000	41,441
Shui On Land, Ltd.	73,153	22,183
Sino-Ocean Land Holdings, Ltd.	87,810	40,809
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	52,000	17,150
Sinopharm Group Company, Ltd.	12,000	28,786
Soho China, Ltd.	66,000	44,089
Tencent Holdings, Ltd.	22,000	442,754
Tingyi (Cayman Islands) Holding Corp.	44,000	133,863
Tsingtao Brewery Company, Ltd., Series H	8,000	44,128
Want Want China Holdings, Ltd.	61,000	61,026
Weichai Power Company, Ltd.	10,000	49,136
Wumart Stores, Inc.	14,000	29,232
Yangzijiang Shipbuilding Holdings, Ltd.	27,000	18,892
Yanzhou Coal Mining Company, Ltd., H Shares	50,000	106,239
Zhejiang Expressway Company, Ltd., Class H	36,000	23,338
Zijin Mining Group Company, Ltd.	161,853	60,845
ZTE Corp., Class H	14,620	45,640
		8,421,182
Colombia - 0.21%
BanColombia SA, ADR (L)	9,325	555,397
Petrominerales, Ltd.	1,289	20,953
		576,350

The accompanying notes are an integral part of the financial statements.

15

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Czech Republic - 0.08%
CEZ AS	3,072	$122,214
Komercni Banka AS	264	44,500
Telefonica O2 Czech Republic AS	3,005	58,258
		224,972
Denmark - 0.73%
A P Moller Maersk A/S	13	80,829
A P Moller Maersk A/S, Series A	28	184,246
Carlsberg A/S	2,052	144,927
Coloplast A/S	542	77,803
Danske Bank A/S (I)	13,197	168,063
DSV A/S, ADR	3,980	71,154
Novo Nordisk A/S	8,189	942,109
Novozymes A/S, B shares	4,820	148,431
TDC A/S	7,400	59,219
TrygVesta A/S	702	38,909
Vestas Wind Systems A/S (I)(L)	3,335	35,856
William Demant Holdings A/S (I)	582	48,319
		1,999,865
Egypt - 0.05%
Commercial International Bank	12,754	39,950
Egypt Kuwait Holding Company	11,363	11,022
Egyptian Company for Mobile Services	336	4,374
Egyptian Financial Group-Hermes Holding (I)	4,121	6,833
Orascom Construction Industries	1,338	45,482
Orascom Telecom Holding SAE (I)	35,950	20,782
Talaat Moustafa Group (I)	15,481	7,598
Telecom Egypt	3,596	7,859
		143,900
Finland - 0.60%
Elisa OYJ, Class A	3,307	68,866
Fortum OYJ	9,708	206,546
Kesko OYJ	1,369	45,898
Kone OYJ	3,476	179,804
Metso OYJ	2,927	107,861
Neste Oil OYJ	5,377	54,091
Nokia OYJ	79,044	381,963
Nokian Renkaat OYJ	1,470	47,168
Orion OYJ, Series B	1,114	21,676
Pohjola Bank OYJ	1,284	12,426
Sampo OYJ	8,903	220,594
Sanoma OYJ (L)	700	8,009
Stora Enso OYJ, Series R (L)	13,947	83,084
UPM-Kymmene OYJ	9,899	108,497
Wartsila OYJ	3,938	113,319
		1,659,802
France - 5.67%
Accor SA	3,247	81,829
Aeroports de Paris	392	26,791
Air Liquide SA	5,519	682,072
Alcatel-Lucent (I)(L)	48,917	76,260
Alstom SA (L)	4,293	129,462
ANF Immobilier	13	469
Arkema SA	1,111	78,488
Atos Origin SA	897	39,246
AXA SA	34,708	447,297
BNP Paribas SA	18,692	731,756
Bouygues SA	3,401	106,708
Bureau Veritas SA	1,095	79,601
Cap Gemini SA	2,507	77,980
Carrefour SA	11,056	251,286
Casino Guichard Perrachon SA	765	64,286
Christian Dior SA	1,103	130,368
Cie de Saint-Gobain	8,045	308,316
Cie Generale d’Optique
Essilor International SA	3,846	271,158
Cie Generale de Geophysique-Veritas (I)	2,600	60,498
Cie Generale des Etablissements Michelin	3,769	221,573
CNP Assurances SA	2,692	33,299
Credit Agricole SA (L)	20,273	114,062
Danone SA	11,336	712,048
Dassault Systemes SA	1,174	94,002
Edenred	3,247	79,604
EDF SA	4,490	108,827
Eiffage SA	533	12,842
Eurazeo	436	15,439
Eutelsat Communications	1,283	49,968
Fonciere Des Regions	477	30,523
France Telecom SA	36,008	563,516
GDF Suez	23,753	646,015
Gecina SA	200	16,799
Groupe Eurotunnel SA	9,550	64,745
ICADE	399	31,346
Iliad SA	328	40,458
Imerys SA	374	17,133
JCDecaux SA (I)	1,379	31,661
Klepierre SA	1,807	51,337
L’Oreal SA	4,767	497,479
Lafarge SA	4,232	147,865
Lagardere SCA	1,664	43,752
Legrand SA, ADR	3,960	126,860
LVMH Moet Hennessy Louis Vuitton SA	4,872	686,409
Natixis	16,444	41,252
Neopost SA	415	27,881
Pernod-Ricard SA	3,806	352,268
Peugeot SA	2,679	41,775
PPR	1,585	226,676
Publicis Groupe SA	2,723	124,971
Renault SA	4,056	139,803
Safran SA	2,595	77,566
Sanofi	21,764	1,592,494
Schneider Electric SA	9,490	495,955
SCOR SE	3,147	73,326
Societe BIC SA	290	25,676
Societe Generale SA	12,253	271,943
Societe Television Francaise	1,243	12,082
Sodexo	1,747	125,335
Suez Environnement SA	6,417	73,682
Technip SA	2,024	189,169
Thales SA	1,269	39,930
Total SA-Strip VVPR	41,351	2,110,596
Unibail-Rodamco SE	1,762	315,354
Vallourec SA	2,275	147,040
Veolia Environnement SA	7,820	86,119
Vinci SA	8,572	373,980
Vivendi SA	25,030	546,431
		15,592,737
Germany - 4.71%
Adidas AG	4,115	267,655
Allianz SE	8,631	824,871
BASF SE	17,473	1,218,588
Bayer AG	15,727	1,005,470
Bayerische Motoren Werke (BMW) AG	6,407	428,341
Beiersdorf AG	1,584	89,833
Celesio AG	1,628	25,790
Commerzbank AG (I)(L)	23,457	39,505
Continental AG (I)	1,605	99,900

The accompanying notes are an integral part of the financial statements.

16

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Daimler AG	17,225	$756,112
Deutsche Bank AG	17,669	667,827
Deutsche Boerse AG - New Shares (I)	3,856	202,157
Deutsche Lufthansa AG	4,195	49,866
Deutsche Post AG	15,761	242,320
Deutsche Telekom AG	53,377	612,393
E.ON AG	34,232	735,858
Fraport AG Frankfurt Airport
Services Worldwide	459	22,573
Fresenius Medical Care AG & Company KGaA	3,743	254,323
Fresenius SE & Company KGaA	1,988	183,910
GEA Group AG	2,970	83,986
Hannover Rueckversicherung AG	1,132	56,148
HeidelbergCement AG	2,513	106,638
Henkel AG & Company, KGaA	2,630	127,304
Hochtief AG	800	46,274
Infineon Technologies AG	21,217	159,694
K&S AG	3,164	142,663
Kabel Deutschland Holding AG (I)	1,445	73,124
Lanxess AG	1,680	86,920
Linde AG	3,271	486,610
MAN SE	2,077	184,660
Merck KGaA	1,128	112,453
Metro AG	2,502	91,314
Muenchener Rueckversicherungs AG	3,390	415,815
RWE AG	8,320	291,470
Salzgitter AG	698	34,895
SAP AG	17,495	925,018
Siemens AG	15,656	1,497,349
Suedzucker AG	1,402	44,629
ThyssenKrupp AG	6,339	145,107
United Internet AG	1,822	32,541
Volkswagen AG	514	68,909
Wacker Chemie AG (L)	304	24,451
		12,965,264
Greece - 0.07%
Coca Cola Hellenic Bottling Company S.A. (I)	4,700	79,315
Hellenic Telecommunications Organization SA	6,840	24,628
National Bank of Greece SA (I)	17,944	37,601
OPAP SA	4,410	38,968
		180,512
Hong Kong - 2.64%
AIA Group, Ltd.	157,800	491,835
ASM Pacific Technology, Ltd.	2,086	23,395
Bank of East Asia, Ltd. (L)	27,455	104,301
Beijing Capital International Airport
Company, Ltd., Class H	60,000	30,108
Beijing Enterprises Holdings, Ltd.	10,000	60,140
Belle International Holdings, Ltd.	95,882	168,017
BOC Hong Kong Holdings, Ltd.	68,000	160,330
Cathay Pacific Airways, Ltd.	14,000	24,046
Chaoda Modern Agriculture Holdings, Ltd.	46,120	2,672
Cheung Kong Holdings, Ltd.	27,151	322,229
Cheung Kong Infrastructure Holdings, Ltd.	9,000	52,329
China Agri-Industries Holdings, Ltd.	44,000	33,515
China Everbright, Ltd.	22,000	34,185
China Mengniu Dairy Company, Ltd.	24,000	56,084
China Merchants Holdings
International Company, Ltd.	29,839	86,106
China Mobile, Ltd.	116,000	1,130,989
China Overseas Land & Investment, Ltd.	89,360	149,831
China Resource Power Holdings, Ltd.	36,200	69,401
China Resources Enterprises, Ltd.	26,000	88,527
China Resources Land, Ltd.	44,000	70,697
China Taiping Insurance
Holdings Company, Ltd. (I)	16,000	29,486
China Unicom Hong Kong, Ltd.	130,550	276,228
Citic Pacific, Ltd.	24,000	43,030
CLP Holdings, Ltd.	37,111	315,771
COSCO Pacific, Ltd.	25,754	30,011
First Pacific Company, Ltd.	42,000	43,693
Franshion Properties China, Ltd.	74,000	14,134
Fushan International Energy Group, Ltd.	80,000	26,837
Geely Automobile Holdings Company, Ltd.	75,000	16,315
GOME Electrical Appliances Holdings, Ltd.	169,920	39,501
Guangdong Investment, Ltd.	52,000	31,499
Hang Lung Group, Ltd.	11,000	59,864
Hang Lung Properties, Ltd.	46,000	130,781
Hang Seng Bank, Ltd.	14,100	167,095
Henderson Land Development Company, Ltd.	16,672	82,545
Hong Kong & China Gas Company, Ltd.	87,430	202,773
Hong Kong Exchanges & Clearing, Ltd.	20,286	326,414
Hopewell Holdings, Ltd.	6,638	16,942
Huabao International Holdings, Ltd. (L)	30,000	15,386
Hutchison Whampoa, Ltd.	41,423	346,574
Hysan Development Company, Ltd.	13,537	44,341
Kerry Properties, Ltd.	10,000	33,056
Kingboard Chemical Holdings, Ltd.	16,228	48,007
Kunlun Energy Company, Ltd.	50,000	70,736
Lee & Man Paper Manufacturing, Ltd.	36,000	11,616
Li & Fung, Ltd.	97,658	179,536
Lifestyle International Holdings, Ltd.	4,500	9,887
MTR Corp., Ltd.	25,572	82,762
New World Development Company, Ltd.	61,635	49,475
Nine Dragons Paper Holdings, Ltd.	44,000	27,789
Noble Group, Ltd.	62,892	54,564
NWS Holdings, Ltd.	15,184	22,353
Orient Overseas International, Ltd.	1,938	11,267
PCCW, Ltd.	87,000	29,941
Poly Hong Kong Investment, Ltd.	26,000	11,218
Power Assets Holdings, Ltd.	25,500	188,588
Shanghai Industrial Holdings, Ltd.	14,000	38,349
Shangri-La Asia, Ltd.	17,282	29,794
Shimao Property Holdings, Ltd., GDR (L)	33,500	28,402
Sino Land Company, Ltd.	26,262	37,368
Sino-Forest Corp. (I)(L)	4,600	1,581
Sinofert Holdings, Ltd.	54,000	15,147
Skyworth Digital Holdings, Ltd.	40,319	14,099
Sun Hung Kai Properties, Ltd.	27,550	343,867
Swire Pacific, Ltd.	13,500	162,638
The Link REIT	34,958	128,805
Wharf Holdings, Ltd.	29,000	131,212
Wheelock and Company, Ltd.	17,000	42,065
Wing Hang Bank, Ltd.	3,565	29,155
Yue Yuen Industrial Holdings, Ltd.	8,000	25,274
		7,276,508
Hungary - 0.06%
Magyar Telekom Telecommunications PLC	10,442	22,263
MOL Hungarian Oil and Gas PLC (I)	750	53,385
OTP Bank PLC	4,462	59,204
Richter Gedeon Nyrt	298	41,781
		176,633
India - 1.31%
Dr. Reddy’s Laboratories, Ltd., ADR	2,151	63,304
HDFC Bank, Ltd., ADR (L)	9,800	257,544
ICICI Bank, Ltd., ADR	18,525	489,616

The accompanying notes are an integral part of the financial statements.

17

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Infosys, Ltd., ADR (L)	24,265	$1,246,736
Larsen & Toubro, Ltd., GDR (S)	9,329	174,731
Ranbaxy Laboratories, Ltd., ADR	2,771	21,877
Reliance Capital, Ltd., GDR (S)	2,246	9,939
Reliance Communication, Ltd., GDR (S)	31,056	40,966
Reliance Industries, Ltd., GDR (S)	30,655	815,423
Reliance Infrastructure, Ltd., GDR (S)	708	13,631
Satyam Computer Services, Ltd., ADR (I)	7,380	17,269
State Bank of India, GDR (L)	1,411	90,304
Tata Motors, Ltd., ADR (L)	9,689	163,744
Ultratech Cement, Ltd., GDR	274	6,019
Wipro, Ltd., ADR (L)	18,054	183,970
		3,595,073
Indonesia - 0.74%
Adaro Energy Tbk PT	129,500	25,269
Aneka Tambang Tbk PT	142,375	25,429
Astra Agro Lestari Tbk PT	4,842	11,585
Astra International Tbk PT	49,517	403,988
Bank Central Asia Tbk PT	305,726	269,672
Bank Danamon Indonesia Tbk PT	98,924	44,766
Bank Mandiri Tbk PT	210,726	156,344
Bank Rakyat Indonesia Tbk PT	279,998	208,365
Bumi Resources Tbk PT	451,220	107,764
Gudang Garam Tbk PT	13,000	88,940
Indo Tambangraya Megah Tbk PT	5,500	23,436
Indocement Tunggal Prakarsa Tbk PT	27,013	50,668
Indofood Sukses Makmur Tbk PT	130,595	66,237
Indosat Tbk PT	23,500	14,640
International Nickel Indonesia Tbk PT	77,500	27,338
Perusahaan Gas Negara Tbk PT	279,515	97,986
Semen Gresik Persero Tbk PT	12,360	15,612
Tambang Batubara Bukit Asam Tbk PT	21,000	40,170
Telekomunikasi Indonesia Tbk PT	173,500	134,884
Unilever Indonesia Tbk PT	43,000	89,149
United Tractors Tbk PT	44,983	130,456
		2,032,698
Ireland - 0.54%
Anglo Irish Bank Corp. PLC (I)	15,416	0
Bank of Ireland (I)	52,722	5,593
C&C Group PLC	226	839
CRH PLC	1,557	30,911
CRH PLC (London Exchange)	16,101	317,988
Elan Corp. PLC (I)	1,399	19,289
Experian PLC	19,396	263,375
James Hardie Industries, Ltd.	7,997	55,819
Kerry Group PLC (London Exchange)	3,278	120,210
Ryanair Holdings PLC, ADR (I)	1,203	33,516
Shire PLC	10,795	374,680
WPP PLC	24,343	254,221
		1,476,441
Israel - 0.45%
Bank Hapoalim, Ltd.	25,834	84,326
Bank Leumi Le-Israel, Ltd.	23,381	67,041
Bezeq The
Israeli Telecommunication Corp., Ltd.	32,563	59,729
Cellcom Israel, Ltd.	797	13,345
Delek Group, Ltd.	32	6,033
Elbit Systems, Ltd.	219	9,012
Israel Chemicals, Ltd.	8,453	87,782
Israel Corp., Ltd.	23	14,390
Israel Discount Bank, Ltd. (I)	7,050	9,450
Mizrahi Tefahot Bank, Ltd.	3,560	28,198
Nice Systems, Ltd. (I)	1,795	61,109
Partner Communications Company, Ltd.	2,436	21,547
Teva Pharmaceutical Industries, Ltd.	19,041	768,276
		1,230,238
Italy - 1.47%
A2A SpA	13,168	12,338
Assicurazioni Generali SpA	23,431	351,022
Autogrill SpA	1,731	16,832
Autostrade SpA	6,436	102,670
Banca Carige SpA (L)	7,526	14,361
Banca Intesa SpA	17,851	22,111
Banca Monte dei Paschi di Siena SpA	68,923	22,333
Banche Popolari Unite SpA (L)	15,304	62,357
Banco Popolare Societa Cooperativa (L)	26,928	34,656
BGP Holdings PLC (I)	130,653	0
Enel SpA	137,230	556,110
ENI SpA	48,223	996,073
Exor SpA	1,040	20,797
Fiat Industrial SpA (I)	16,787	143,025
Fiat SpA (L)	16,787	76,767
Finmeccanica SpA	7,373	27,187
Intesa Sanpaolo SpA	213,346	354,358
Luxottica Group SpA	2,012	56,303
Mediaset SpA	20,023	55,238
Mediobanca SpA	8,503	48,877
Mondadori (Arnoldo) Editore SpA	29	51
Pirelli & C. SpA	3,714	31,144
Prelios SpA (I)	3,714	396
Prysmian SpA	2,628	32,477
Saipem SpA	5,545	234,368
Snam Rete Gas SpA	31,977	140,551
Telecom Italia SpA	199,367	212,876
Telecom Italia SpA, RSP	125,634	112,108
Terna Rete Elettrica Nazionale SpA	22,829	76,720
Unicredit SpA (L)	28,471	234,731
		4,048,837
Japan - 13.81%
Advantest Corp.	2,820	26,796
AEON Company, Ltd.	11,196	153,660
AEON Credit Service Company, Ltd.	2,023	31,926
Aeon Mall Company, Ltd.	1,300	27,553
Air Water, Inc.	2,000	25,443
Aisin Seiki Company, Ltd.	4,421	125,791
Ajinomoto Company, Inc.	14,695	176,291
Alfresa Holdings Corp.	600	25,269
All Nippon Airways Company, Ltd.	8,285	23,148
Amada Company, Ltd.	4,171	26,378
Aozora Bank, Ltd.	10,000	27,504
Asahi Glass Company, Ltd.	20,809	175,143
Asahi Group Holdings, Ltd.	7,099	155,982
Asahi Kasei Corp.	28,037	168,835
Astellas Pharma, Inc.	8,305	337,448
Bandai Namco Holdings, Inc.	3,367	47,911
Bank of Kyoto, Ltd.	6,000	51,640
Benesse Holdings, Inc.	1,046	50,617
Bridgestone Corp.	12,747	288,537
Brother Industries, Ltd.	4,300	52,715
Canon, Inc.	21,426	948,077
Casio Computer Company, Ltd.	2,767	16,768
Central Japan Railway Company, Ltd.	32	270,078
Chiba Bank, Ltd.	15,104	97,234
Chubu Electric Power Company, Inc.	13,523	252,495
Chugai Pharmaceutical Company, Ltd.	3,984	65,632
Chugoku Bank, Ltd.	3,000	41,819

The accompanying notes are an integral part of the financial statements.

18

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Chugoku Electric Power Company, Inc.	6,400	$112,204
Chuo Mitsui Trust Holdings, Inc.	59,990	175,881
Citizen Watch Company, Ltd.	2,965	17,181
Cosmo Oil Company, Ltd.	10,000	27,904
Credit Saison Company, Ltd.	1,809	36,211
Dai Nippon Printing Company, Ltd.	11,047	106,387
Daicel Chemical Industries, Ltd.	6,000	36,518
Daido Steel Company, Ltd.	3,000	18,799
Daihatsu Motor Company, Ltd.	4,000	71,316
Daiichi Sankyo Company, Ltd.	12,528	248,147
Daikin Industries, Ltd.	5,185	141,754
Dainippon Sumitomo Pharma Company, Ltd.	3,500	39,848
Daito Trust Construction Company, Ltd.	1,581	135,651
Daiwa House Industry Company, Ltd.	10,285	122,549
Daiwa Securities Group, Inc.	33,649	104,731
Dena Company, Ltd.	1,500	44,866
Denki Kagaku Kogyo Kabushiki Kaisha	7,523	27,815
Denso Corp.	9,378	258,595
Dentsu, Inc.	4,200	127,976
East Japan Railway Company	6,600	419,967
Eisai Company, Ltd.	4,648	192,387
Electric Power Development Company, Ltd.	2,400	63,789
Elpida Memory, Inc. (I)(L)	3,300	15,319
FamilyMart Company, Ltd.	740	29,888
FANUC Corp.	3,621	553,469
Fast Retailing Company, Ltd.	1,034	187,906
Fuji Electric Company, Ltd.	3,580	9,798
Fuji Heavy Industries, Ltd.	14,000	84,441
FUJIFILM Holdings Corp.	9,233	218,375
Fujitsu, Ltd.	35,379	183,573
Fukuoka Financial Group, Inc.	13,000	54,635
Furukawa Electric Company, Ltd.	9,000	20,663
GS Yuasa Corp.	4,000	21,486
Gunma Bank	7,523	41,372
Hino Motors, Ltd.	1,114	6,747
Hirose Electric Company, Ltd.	717	62,807
Hisamitsu Pharmaceutical Company, Inc.	1,200	50,799
Hitachi Chemical, Ltd.	1,316	23,149
Hitachi Construction
Machinery Company, Ltd. (L)	2,157	36,240
Hitachi High-Technologies Corp.	1,700	36,844
Hitachi Metals, Ltd.	2,000	21,718
Hitachi, Ltd.	88,882	465,881
Hokkaido Electric Power Company, Inc.	2,332	33,214
Hokuhoku Financial Group, Inc.	12,866	25,047
Hokuriku Electric Power Company	2,700	50,427
Honda Motor Company, Ltd.	30,838	939,087
Hoya Corp.	9,008	193,767
Ibiden Company, Ltd.	1,800	35,723
Idemitsu Kosan Company, Ltd.	300	30,895
Inpex Corp.	43	270,409
Isetan Mitsukoshi Holdings, Ltd.	6,276	65,724
Ishikawajima-Harima Heavy
Industries Company, Ltd.	15,866	38,487
Isuzu Motors, Ltd.	22,000	101,581
ITOCHU Corp.	28,198	285,927
Itochu Techno-Science Corp.	252	11,306
Iyo Bank, Ltd.	5,000	49,333
J Front Retailing Company, Ltd.	9,000	43,436
Japan Real Estate Investment Corp.	7	54,551
Japan Retail Fund Investment Corp.	16	23,702
Japan Tobacco, Inc.	87	408,929
JFE Holdings, Inc.	9,938	180,650
JGC Corp.	3,114	74,648
Joyo Bank, Ltd.	9,047	40,000
JS Group Corp.	5,784	110,958
JSR Corp.	2,867	52,811
Jupiter Telecommunications Company, Ltd.	20	20,272
JX Holdings, Inc.	43,000	259,399
Kajima Corp.	14,809	45,466
Kamigumi Company, Ltd.	3,466	29,879
Kaneka Corp.	6,000	31,933
Kansai Electric Power Company, Ltd.	15,922	244,309
Kansai Paint Company, Ltd.	2,762	24,634
Kao Corp.	10,338	282,244
Kawasaki Heavy Industries, Ltd.	21,037	52,372
Kawasaki Kisen Kaisha, Ltd.	9,933	17,900
KDDI Corp.	57	366,934
Keihin Electric Express Railway Company, Ltd.	8,933	80,155
Keio Corp.	8,285	58,406
Keisei Electric Railway Company, Ltd.	3,000	22,045
Keyence Corp.	752	181,153
Kikkoman Corp.	1,762	20,220
Kintetsu Corp. (L)	30,208	118,069
Kirin Holdings Company, Ltd.	16,104	195,656
Kobe Steel, Ltd.	56,483	87,188
Koito Manufacturing Company, Ltd.	2,000	28,024
Komatsu, Ltd.	19,170	447,058
Konami Corp.	557	16,661
Konica Minolta Holdings, Inc.	10,109	75,276
Koyo Seiko Company, Ltd.	2,457	24,124
Kubota Corp.	22,218	185,883
Kuraray Company, Ltd.	6,200	88,092
Kurita Water Industries, Ltd.	1,981	51,552
Kyocera Corp.	2,962	237,851
Kyowa Hakko Kogyo Company, Ltd.	4,862	59,462
Kyushu Electric Power Company, Inc.	8,469	121,279
Lawson, Inc.	869	54,230
Mabuchi Motor Company, Ltd.	282	11,763
Makita Corp.	1,557	50,304
Marubeni Corp.	34,798	211,633
Marui Company, Ltd.	2,436	18,963
Matsushita Electric Industrial Company, Ltd.	42,307	358,975
Mazda Motor Corp. (I)	31,000	54,680
McDonald’s Holdings Company, Ltd.	1,100	29,683
Mediceo Holdings Company, Ltd.	2,900	30,263
MEIJI Holdings Company, Ltd.	1,200	49,777
Mitsubishi Chemical Holdings Corp.	25,500	140,284
Mitsubishi Corp.	26,744	539,293
Mitsubishi Electric Corp.	36,027	344,465
Mitsubishi Estate Company, Ltd.	25,218	376,251
Mitsubishi Gas & Chemicals Company, Inc.	7,000	38,777
Mitsubishi Heavy Industries, Ltd.	59,063	251,374
Mitsubishi Materials Corp.	13,980	37,894
Mitsubishi Motors Corp. (I)	90,000	106,301
Mitsubishi Tanabe Pharma Corp.	3,000	47,443
Mitsubishi UFJ Financial Group	240,800	1,021,529
Mitsubishi UFJ Lease &
Finance Company, Ltd.	660	26,126
Mitsui & Company, Ltd.	34,189	530,721
Mitsui Chemicals, Inc.	6,990	21,305
Mitsui Fudosan Company, Ltd.	15,752	229,249
Mitsui O.S.K. Lines, Ltd.	25,513	98,680
Mizuho Financial Group, Inc.	444,800	600,266
MS&AD Insurance Group Holdings	10,400	192,418
Murata Manufacturing Company, Ltd.	4,296	220,426
NEC Corp.	46,617	94,326
NGK Insulators, Ltd.	4,171	49,393
NGK Spark Plug Company, Ltd.	1,762	21,837
NHK Spring Company, Ltd.	1,000	8,848

The accompanying notes are an integral part of the financial statements.

19

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nidec Corp.	2,286	$198,416
Nikon Corp.	7,219	160,520
Nintendo Company, Ltd.	1,892	260,825
Nippon Building Fund, Inc.	13	106,375
Nippon Electric Glass Company, Ltd.	6,000	59,610
Nippon Express Company, Ltd.	11,809	45,986
Nippon Meat Packers, Inc.	2,000	24,867
Nippon Paper Group, Inc.	1,500	32,723
Nippon Sheet Glass Company, Ltd.	8,171	15,264
Nippon Steel Corp.	107,536	267,817
Nippon Telegraph & Telephone Corp.	9,500	482,471
Nippon Yusen Kabushiki Kaisha	25,923	66,258
Nishi-Nippon City Bank, Ltd.	4,000	11,502
Nissan Motor Company, Ltd.	48,690	437,020
Nisshin Seifun Group, Inc.	1,614	19,549
Nisshin Steel Company	7,047	10,784
Nissin Food Products Company, Ltd.	916	35,872
Nitori Holdings Company, Ltd.	468	43,879
Nitto Denko Corp.	3,532	126,168
NKSJ Holdings, Inc.	7,500	146,932
NOK Corp.	1,492	25,608
Nomura Holdings, Inc.	70,907	214,219
Nomura Real Estate Holdings, Inc.	2,300	34,193
Nomura Real Estate Office Fund, Inc.	2	10,273
Nomura Research Institute, Ltd.	1,311	29,607
NSK, Ltd.	6,000	38,903
NTN Corp.	4,228	16,998
NTT Data Corp.	31	98,899
NTT DoCoMo, Inc.	301	553,023
Obayashi Corp.	15,638	69,422
Odakyu Electric Railway Company, Ltd.	11,695	112,979
OJI Paper Company, Ltd.	14,809	75,934
Olympus Corp. (L)	4,866	63,921
Omron Corp.	3,261	65,448
Ono Pharmaceutical Company, Ltd.	1,200	67,321
Oracle Corp. Japan	752	24,873
Oriental Land Company, Ltd.	793	83,752
ORIX Corp.	2,186	180,202
Osaka Gas Company, Ltd.	33,845	133,531
Otsuka Corp.	100	6,885
Otsuka Holdings Company, Ltd.	4,600	129,377
Rakuten, Inc.	132	141,961
Resona Holdings, Inc.	35,000	153,991
Ricoh Company, Ltd.	12,399	107,946
Rinnai Corp.	652	46,647
Rohm Company, Ltd.	1,827	85,089
Sankyo Company, Ltd.	793	40,156
Sanrio Company, Ltd.	900	46,202
Santen Pharmaceutical Company, Ltd.	1,200	49,444
SBI Holdings, Inc.	304	22,235
Secom Company, Ltd.	4,590	211,550
Sega Sammy Holdings, Inc.	3,492	75,369
Seiko Epson Corp.	2,700	35,811
Sekisui Chemical Company, Ltd.	5,228	43,054
Sekisui House, Ltd.	10,638	94,186
Seven & I Holdings Company, Ltd.	14,481	403,208
Sharp Corp.	21,218	185,253
Shikoku Electric Power Company, Inc.	2,700	77,342
Shimadzu Corp.	5,000	42,305
Shimamura Company, Ltd.	276	28,234
Shimano, Inc.	1,069	51,889
Shimizu Corp.	7,695	32,261
Shin-Etsu Chemical Company, Ltd.	7,911	389,064
Shinsei Bank, Ltd.	9,094	9,427
Shionogi & Company, Ltd.	6,823	87,577
Shiseido Company, Ltd.	7,223	132,681
Shizuoka Bank, Ltd.	11,342	119,398
Showa Denko KK	23,000	46,556
Showa Shell Sekiyu KK	3,800	25,589
SMC Corp.	1,164	187,473
Softbank Corp.	16,888	496,869
Sojitz Corp.	15,191	23,452
Sony Corp.	20,042	361,198
Sony Financial Holdings, Inc.	2,200	32,367
Square Enix Company, Ltd.	600	11,766
Stanley Electric Company, Ltd.	1,808	26,528
Sumco Corp. (I)	2,300	16,957
Sumitomo Chemical Company, Ltd.	35,446	129,227
Sumitomo Corp.	23,466	317,105
Sumitomo Corp., Ltd.	11,285	144,756
Sumitomo Electric Industries, Ltd.	16,599	180,474
Sumitomo Heavy Industries, Ltd.	8,000	46,570
Sumitomo Metal Industries, Ltd.	73,577	133,615
Sumitomo Mitsui Financial Group	25,400	706,658
Sumitomo Realty &
Development Company, Ltd.	6,876	120,230
Sumitomo Rubber Industries, Inc.	3,400	40,770
Suruga Bank, Ltd.	2,114	18,906
Suzuken Company, Ltd.	1,223	33,880
Suzuki Motor Corp.	6,300	129,880
Sysmex Corp.	1,000	32,560
T&D Holdings, Inc.	11,900	110,701
Taisei Corp.	16,866	42,692
Taisho Pharmaceutical Holdings Company, Ltd.	500	38,535
Taiyo Nippon Sanso Corp.	3,819	26,615
Takashimaya Company, Ltd.	6,000	43,372
Takeda Pharmaceutical Company, Ltd.	15,049	661,030
TDK Corp.	2,468	109,121
Teijin, Ltd.	12,104	37,206
Terumo Corp.	3,203	150,670
The 77th Bank, Ltd.	6,523	28,113
The Bank of Yokohama, Ltd.	27,684	130,806
The Dai-ichi Life Insurance Company, Ltd.	173	169,819
The Hachijuni Bank, Ltd.	6,000	34,257
The Hiroshima Bank, Ltd.	8,000	37,168
The Japan Steel Works, Ltd.	5,000	34,696
The Tokyo Electric Power Company, Inc. (I)	26,867	63,829
THK Company, Ltd.	1,481	29,099
Tobu Railway Company, Ltd.	11,752	59,981
Toho Company, Ltd.	2,300	40,968
Toho Gas Company, Ltd.	6,000	38,197
Tohoku Electric Power Company, Inc.	9,480	91,096
Tokio Marine Holdings, Inc.	13,600	300,833
Tokyo Electron, Ltd.	3,532	179,445
Tokyo Gas Company, Ltd.	50,835	233,603
Tokyu Corp.	20,866	102,679
Tokyu Land Corp.	5,171	19,522
TonenGeneral Sekiyu KK	4,171	45,539
Toppan Printing Company, Ltd.	13,990	102,758
Toray Industries, Inc.	29,389	210,170
Toshiba Corp.	78,711	321,430
Toto, Ltd.	3,171	24,443
Toyo Seikan Kaisha, Ltd.	2,009	27,361
Toyo Suisan Kaisha, Ltd.	705	17,076
Toyoda Gosei Company, Ltd.	1,300	20,695
Toyota Boshoku Corp.	1,400	14,585
Toyota Industries Corp.	3,290	89,405
Toyota Motor Corp.	52,247	1,738,819
Toyota Tsusho Corp.	3,500	61,790
Trend Micro, Inc.	1,733	51,742

The accompanying notes are an integral part of the financial statements.

20

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tsumura & Company, Ltd.	1,200	$35,371
Ube Industries, Ltd.	18,037	49,359
Unicharm Corp.	2,058	101,451
Ushio, Inc.	2,257	32,533
USS Company, Ltd.	550	49,706
West Japan Railway Company	3,800	165,094
Yahoo! Japan Corp.	332	106,840
Yakult Honsha Company, Ltd.	1,300	40,933
Yamada Denki Company, Ltd.	1,676	113,877
Yamaguchi Financial Group, Inc.	3,000	28,623
Yamaha Corp.	1,926	17,640
Yamaha Motor Company, Ltd.	6,591	83,259
Yamato Transport Company, Ltd.	9,080	152,873
Yamazaki Baking Company, Ltd.	1,409	18,498
Yaskawa Electric Corp.	5,000	42,506
Yokogawa Electric Corp.	4,600	41,469
		37,991,631
Jersey, C.I. - 0.07%
Randgold Resources, Ltd.	1,888	192,925
Luxembourg - 0.29%
APERAM	894	12,521
ArcelorMittal	16,537	301,728
Millicom International Cellular SA, ADR	1,329	133,078
Reinet Investments SCA (I)	1,493	26,537
SES SA	5,667	135,956
Tenaris SA	9,937	184,387
		794,207
Macau - 0.07%
Sands China, Ltd. (I)	37,200	105,434
Wynn Macau, Ltd.	34,972	87,081
		192,515
Malaysia - 0.81%
Alliance Financial Group BHD	9,600	11,971
AMMB Holdings BHD	42,662	80,117
Asiatic Development BHD	10,500	28,497
Axiata Group BHD	57,100	92,296
Berjaya Corp. BHD (Kuala Lumpur Exchange)	35,800	10,774
Berjaya Sports Toto BHD	5,742	7,948
British American Tobacco Malaysia BHD	2,000	31,505
Bursa Malaysia BHD	6,400	13,513
CIMB Group Holdings BHD	82,500	193,360
DiGi.Com BHD	90,000	110,067
Gamuda BHD	39,100	41,734
Genting BHD	44,300	153,469
Hong Leong Bank BHD	14,520	49,871
Hong Leong Credit BHD	8,300	30,471
IJM Corp. BHD	16,720	29,754
IOI Corp. BHD	83,169	140,945
Kuala Lumpur Kepong BHD	12,100	86,534
Lafarge Malayan Cement BHD	4,470	9,876
Malayan Banking BHD	85,911	232,312
Maxis BHD	35,100	60,646
MISC BHD	32,040	55,203
MMC Corp. BHD	1,400	1,221
Parkson Holdings BHD	10,098	18,005
Petronas Dagangan BHD	1,400	7,860
Petronas Gas BHD	12,000	57,536
PPB Group BHD	12,900	69,748
Public Bank BHD	24,000	99,886
Resorts World BHD	53,400	64,565
RHB Capital BHD	2,679	6,315
Sime Darby BHD	66,746	193,796
SP Setia BHD	7,950	9,650
Telekom Malaysia BHD	17,100	26,767
Tenaga Nasional BHD	56,125	104,332
UMW Holdings BHD	21,400	47,274
YTL Corp. BHD	95,980	44,749
YTL Power International BHD	20,937	11,762
		2,234,329
Mexico - 1.12%
Alfa SAB de CV	5,602	61,055
America Movil SAB de CV, Series L	827,944	936,241
Cemex SAB de CV (I)	203,060	107,680
Coca-Cola Femsa SAB de CV, Series L	6,253	59,596
Fomento Economico Mexicano SA de CV	45,655	319,085
Fresnillo PLC	2,849	67,420
Grupo Aeroportuario del Pacifico SA
de CV, Series B	9,900	33,521
Grupo Bimbo SA de CV	26,232	53,574
Grupo Carso SAB de CV	11,593	28,071
Grupo Elektra SA de CV	1,900	190,617
Grupo Financiero Banorte SAB de CV	28,753	87,054
Grupo Financiero Inbursa SA	29,556	54,390
Grupo Mexico SAB de CV, Series B	80,627	211,986
Grupo Modelo SAB de CV	13,617	85,870
Grupo Televisa SA	49,383	208,047
Industrias Penoles SAB de CV	1,998	88,053
Kimberly-Clark de Mexico SAB de CV	10,300	56,022
Mexichem SAB de CV	13,992	43,817
Minera Frisco SAB de CV, Class A1 (I)	11,593	41,870
Urbi Desarrollos Urbanos SAB de CV (I)	11,100	12,631
Wal-Mart de Mexico SAB de CV	125,258	343,782
		3,090,382
Netherlands - 3.54%
Aegon NV (I)	37,270	148,451
Akzo Nobel NV	4,618	222,195
ASML Holding NV	8,577	359,455
Corio NV	1,781	77,109
Delta Lloyd NV	1,912	31,996
European Aeronautic Defence &
Space Company NV	8,462	263,263
Fugro NV	1,292	74,679
Heineken Holding NV	2,014	82,194
Heineken NV	5,788	267,206
ING Groep NV, ADR (I)	74,338	529,750
Koninklijke (Royal) KPN NV	33,187	396,218
Koninklijke Ahold NV	25,681	345,353
Koninklijke Boskalis Westinster NV	2,338	85,793
Koninklijke DSM NV	2,929	135,718
Koninklijke Philips Electronics NV	19,005	398,260
Koninklijke Vopak NV	1,380	72,705
QIAGEN NV (I)	3,936	54,200
Randstad Holdings NV	2,339	68,853
Reed Elsevier NV	13,395	155,793
Royal Dutch Shell PLC, B Shares	52,676	2,004,648
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	70,991	2,609,817
SBM Offshore NV	3,478	71,494
TNT Express NV	9,300	69,305
Unilever NV	31,746	1,090,205
Wolters Kluwer NV	7,551	130,009
		9,744,669
New Zealand - 0.11%
Auckland International Airport, Ltd.	75,912	148,896
Contact Energy, Ltd. (I)	3,521	14,443

The accompanying notes are an integral part of the financial statements.

21

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
New Zealand (continued)

Fletcher Building, Ltd. (New
Zealand Exchange)	14,849	$70,928
Sky City Entertainment Group, Ltd.	26,938	72,050
		306,317
Norway - 0.59%
Aker Solutions ASA	3,694	38,639
DNB ASA	20,287	198,227
Kvaerner ASA (I)	3,694	6,020
Norsk Hydro ASA	20,407	94,486
Orkla ASA	17,208	128,067
Statoil ASA	26,708	684,048
Telenor ASA	18,009	294,644
Yara International ASA	4,291	171,884
		1,616,015
Peru - 0.17%
Compania de Minas Buenaventura SA	2,698	100,056
Compania de Minas Buenaventura SA, ADR	2,231	85,537
Credicorp SA	1,295	141,479
Credicorp, Ltd., ADR	76	8,320
Southern Peru Copper Corp.	4,256	127,680
		463,072
Philippines - 0.15%
Ayala Corp.	4,333	30,765
Ayala Land, Inc.	90,600	31,497
Bank of the Philippine Islands	64,668	81,701
BDO Unibank, Inc.	12,831	17,281
Energy Development Corp.	36,498	5,255
Filinvest Land, Inc.	112,500	2,541
Globe Telecommunications, Inc.	140	3,623
Jollibee Foods Corp.	8,000	16,536
Manila Electric Company	13,252	74,818
Metropolitan Bank & Trust Company	13,697	21,310
Philippine Long Distance Telephone Company	1,220	70,957
SM Investments Corp.	3,768	50,261
SM Prime Holdings, Ltd.	56,916	17,268
		423,813
Poland - 0.27%
Asseco Poland SA	710	9,942
Bank Handlowy w Warszawie SA	731	14,314
Bank Millennium SA	8,840	9,685
Bank Pekao SA	2,951	120,178
BRE Bank SA (I)	413	29,279
Cyfrowy Polsat SA (I)	3,617	14,116
Firma Oponiarska Debica SA	118	1,845
Getin Holding SA (I)	10,012	20,403
Globe Trade Centre SA (I)	1,844	4,939
Grupa Lotos SA (I)	517	3,471
KGHM Polska Miedz SA	2,775	88,306
Polish Oil & Gas Company	41,082	48,494
Polska Grupa Energetyczna SA	7,645	45,734
Polski Koncern Naftowy Orlen SA (I)	8,548	83,829
Powszechna Kasa Oszczednosci
Bank Polski SA	15,367	142,287
Telekomunikacja Polska SA	17,687	88,292
TVN SA	1,422	4,226
		729,340
Portugal - 0.14%
Banco Espirito Santo SA	10,883	18,988
Cimpor-Cimentos de Portugal SA	5,397	37,134
Electricidade de Portugal SA	46,778	144,735
Galp Energia SGPS SA	3,842	56,534
Jeronimo Martins SGPS SA	2,898	47,865
Portugal Telecom SGPS SA (L)	15,439	89,007
		394,263
Russia - 1.51%
Federal Grid Company Unified Energy System
JSC, GDR (S)	1,087	4,348
Gazprom OAO, ADR	146,912	1,569,167
Lukoil OAO, ADR	14,541	773,581
Mechel, ADR	2,833	24,081
MMC Norilsk Nickel OJSC, ADR	16,921	259,061
Mobile TeleSystems, ADR	10,817	158,794
NovaTek OAO, ADR	1,917	239,266
Novolipetsk Steel OJSC, ADR	1,448	28,439
Pharmstandard - Reg S GDR (I)	1,320	18,612
Rosneft Oil Company, GDR	38,621	254,241
Sberbank of Russia, ADR (I)	34,900	346,559
Severstal, ADR	4,250	48,408
Sistema JSFC - Reg S GDR	1,756	29,388
Surgutneftegaz, ADR (London Exchange)	13,350	105,332
Surgutneftegaz, ADR, Class B	17,404	88,586
Tatneft, ADR	4,533	134,177
VTB Bank OJSC, GDR	21,911	79,067
		4,161,107
Singapore - 1.12%
Ascendas Real Estate Investment Trust	21,469	30,305
Capitaland, Ltd.	52,412	89,055
CapitaMall Trust	59,850	78,313
CapitaMalls Asia, Ltd.	31,000	26,949
City Developments, Ltd.	10,285	70,413
ComfortDelGro Corp., Ltd.	41,731	45,464
Cosco Corp. Singapore, Ltd.	33,000	22,213
DBS Group Holdings, Ltd.	34,380	304,550
Fraser and Neave, Ltd.	20,900	99,776
Genting Singapore PLC (I)	99,800	115,814
Golden Agri-Resources, Ltd.	142,858	78,529
Hutchison Port Holdings Trust	105,300	65,199
Jardine Cycle and Carriage, Ltd.	2,623	97,404
Keppel Corp., Ltd.	27,478	196,431
Keppel Land, Ltd.	16,705	28,502
Neptune Orient Lines, Ltd.	28,616	24,739
Olam International, Ltd.	36,023	58,925
Oversea-Chinese Banking Corp., Ltd.	48,643	292,898
SembCorp Industries, Ltd.	20,604	64,113
SembCorp Marine, Ltd.	23,293	68,317
Singapore Airlines, Ltd.	13,260	103,661
Singapore Exchange, Ltd.	20,399	96,194
Singapore Press Holdings, Ltd.	29,441	83,676
Singapore Technologies Engineering, Ltd.	33,798	69,993
Singapore Telecommunications, Ltd.	153,410	365,642
StarHub, Ltd.	21,000	47,142
United Overseas Bank, Ltd.	24,683	289,869
UOL Group, Ltd.	16,531	50,863
Wilmar International, Ltd.	32,000	123,268
		3,088,217
South Africa - 1.86%
ABSA Group, Ltd.	5,765	100,514
African Bank Investments, Ltd.	13,371	56,681
African Rainbow Minerals, Ltd.	3,461	73,220
Anglo Platinum, Ltd.	1,472	96,896
AngloGold Ashanti, Ltd.	7,283	309,399
Arrowhead Properties, Ltd., Class A	1,447	1,018
Arrowhead Properties, Ltd., Class B	1,447	728
Aspen Pharmacare Holdings, Ltd. (I)	4,390	52,533

The accompanying notes are an integral part of the financial statements.

22

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Aveng, Ltd.	9,037	$36,879
Bidvest Group, Ltd.	7,302	139,691
Discovery Holdings, Ltd., ADR	6,145	33,086
FirstRand, Ltd.	58,792	150,658
Gold Fields, Ltd.	13,492	206,939
Growthpoint Properties, Ltd.	29,612	68,001
Harmony Gold Mining Company, Ltd.	9,268	108,371
Impala Platinum Holdings, Ltd.	11,591	240,024
Imperial Holdings, Ltd.	3,486	53,230
Investec, Ltd.	4,332	23,602
Kumba Iron Ore, Ltd.	1,477	91,154
Kumba Resources, Ltd.	2,723	56,465
Liberty Holdings, Ltd.	1,116	10,961
Massmart Holdings, Ltd.	2,574	53,784
Mittal Steel South Africa, Ltd.	2,574	21,818
MMI Holdings, Ltd.	9,922	21,015
MTN Group, Ltd.	34,339	609,885
Naspers, Ltd., ADR	8,295	361,643
Nedbank Group, Ltd.	5,487	98,352
Netcare, Ltd.	24,570	40,917
Northam Platinum, Ltd.	3,938	14,570
Pick’n Pay Stores, Ltd.	4,153	23,950
Pretoria Portland Cement Company, Ltd.	18,222	61,822
Redefine Income Fund, Ltd.	45,895	42,019
Remgro, Ltd.	9,871	144,752
Reunert, Ltd.	1,838	14,310
RMB Holdings, Ltd.	17,617	59,446
RMI Holdings	17,617	29,215
Sanlam, Ltd.	32,194	115,013
Sappi, Ltd. (I)	18,486	54,471
Sasol, Ltd.	10,427	497,305
Shoprite Holdings, Ltd.	10,318	173,789
Standard Bank Group, Ltd.	25,389	309,920
Steinhoff International Holdings, Ltd. (I)	23,101	65,588
Telkom SA, Ltd.	5,430	19,510
The Foschini Group, Ltd.	3,226	41,873
Tiger Brands, Ltd.	3,083	95,652
Trans Hex Group, Ltd. (I)	577	236
Truworths International, Ltd.	10,550	96,326
Vodacom Group, Ltd.	6,961	76,605
Woolworths Holdings, Ltd.	14,552	70,215
		5,124,051
South Korea - 3.40%
Amorepacific Corp.	73	66,673
Asiana Airlines, Inc. (I)	6	34
BS Financial Group, Inc. (I)	4,805	46,149
Celltrion, Inc. (I)	1,540	48,595
Cheil Industries, Inc.	1,080	94,843
CJ CheilJedang Corp.	135	33,950
Daelim Industrial Company, Ltd.	470	36,715
Daewoo Engineering &
Construction Company, Ltd. (I)	3,921	35,977
Daewoo International Corp.	677	17,008
Daewoo Securities Company, Ltd.	5,465	49,673
Daewoo Shipbuilding & Marine
Engineering Company, Ltd.	2,200	46,669
DGB Financial Group, Inc. (I)	2,820	31,752
Dongbu Insurance Company, Ltd.	960	44,560
Dongkuk Steel Mill Company, Ltd.	1,370	24,439
Doosan Corp.	360	44,754
Doosan Heavy Industries and
Construction Company, Ltd.	690	39,054
Doosan Infracore Company, Ltd. (I)	1,290	20,086
E-Mart Company, Ltd. (I)	524	126,978
GS Engineering & Construction Corp.	713	57,533
GS Holdings Corp.	1,190	52,644
Hana Financial Group, Inc.	3,640	112,089
Hanjin Shipping Holdings Company, Ltd.	7	47
Hankook Tire Company, Ltd.	1,700	66,600
Hanwha Chemical Corp.	892	19,101
Hanwha Corp.	1,010	29,117
Hite Holdings Company, Ltd.	6	56
Honam Petrochemical Corp.	340	88,852
Hynix Semiconductor, Inc.	11,220	214,179
Hyosung Corp.	550	25,693
Hyundai Department Store Company, Ltd.	420	59,494
Hyundai Development Company	790	11,547
Hyundai Engineering &
Construction Company, Ltd.	1,090	66,740
Hyundai Glovis Company, Ltd.	300	50,050
Hyundai Heavy Industries Company, Ltd.	780	174,809
Hyundai Mipo Dockyard Company, Ltd.	270	26,361
Hyundai Mobis	1,396	354,380
Hyundai Motor Company, Ltd.	3,163	585,695
Hyundai Securities Company, Ltd.	2,644	19,895
Hyundai Steel Company	1,122	93,409
Industrial Bank of Korea	4,670	50,767
Kangwon Land, Inc.	2,090	49,385
KB Financial Group, Inc.	6,710	211,882
KB Financial Group, Inc., ADR	206	6,456
KCC Corp.	100	24,823
Kia Motors Corp.	4,488	260,196
Korea Electric Power Corp. (I)	5,980	132,744
Korea Electric Power Corp., ADR	744	8,169
Korea Exchange Bank	4,900	31,321
Korea Gas Corp.	830	30,067
Korea Investment Holdings Company, Ltd.	1,090	34,439
Korea Kumho Petrochemical Company, Ltd.	204	29,732
Korea Life Insurance Company, Ltd.	4,330	27,831
Korea Line Corp. (I)	60	1,672
Korea Zinc Company, Ltd.	200	52,900
Korean Air Lines Company, Ltd.	807	30,474
Korean Reinsurance Company, Ltd.	24	313
KT Corp.	1,277	39,541
KT Corp., ADR	266	4,160
KT&G Corp.	2,210	156,175
Kumho Industrial Company, Ltd. (I)	247	1,572
LG Chem, Ltd.	924	255,219
LG Corp.	1,921	102,567
LG Display Company, Ltd.	5,650	120,222
LG Display Company, Ltd., ADR	57	600
LG Electronics, Inc.	2,188	140,832
LG Household & Health Care, Ltd.	180	76,209
LG Innotek Company, Ltd.	210	12,359
LG Uplus Corp.	5,871	37,751
Lotte Confectionery Company, Ltd.	4	5,931
Lotte Shopping Company, Ltd.	240	70,788
LS Cable, Ltd.	380	25,147
LS Industrial Systems Company, Ltd.	440	25,486
Mirae Asset Securities Company, Ltd.	285	7,857
NCSoft Corp.	320	85,606
NHN Corp. (I)	830	152,052
OCI Company, Ltd.	303	57,873
POSCO	1,341	444,322
S-Oil Corp.	1,000	87,322
S1 Corp.	140	7,046
Samsung C&T Corp.	2,410	143,414
Samsung Card Company, Ltd.	900	30,392
Samsung Electro-Mechanics Company, Ltd.	1,440	97,458

The accompanying notes are an integral part of the financial statements.

23

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samsung Electronics Company, Ltd.	2,120	$1,947,275
Samsung Engineering Company, Ltd.	580	101,622
Samsung Fire & Marine
Insurance Company, Ltd.	720	131,992
Samsung Heavy Industries Company, Ltd.	3,310	80,550
Samsung SDI Company, Ltd.	688	80,047
Samsung Securities Company, Ltd.	1,186	51,195
Samsung Techwin Company, Ltd.	797	36,871
Shinhan Financial Group Company, Ltd., ADR	175	11,937
Shinhan Financial Group Company, Ltd.	9,270	320,424
Shinsegae Company, Ltd.	185	39,349
SK C&C Company, Ltd.	340	34,539
SK Energy Company, Ltd.	1,167	144,646
SK Holdings Company, Ltd.	592	62,322
SK Networks Company, Ltd.	2,970	26,135
SK Telecom Company, Ltd.	398	48,877
SK Telecom Company, Ltd., ADR	657	8,942
STX Pan Ocean Company, Ltd.	2,370	12,529
Woongjin Conway Company, Ltd.	1,060	33,733
Woori Finance Holdings Company, Ltd.	6,360	51,995
Woori Investment & Securities Company, Ltd.	2,521	23,372
Yuhan Corp.	200	22,131
		9,357,755
Spain - 2.12%
Abertis Infraestructuras SA	5,343	85,015
Acciona SA	627	54,073
Acerinox SA	2,601	33,195
ACS Actividades de Construccion
y Servicios SA (L)	2,850	84,365
Amadeus IT Holding SA, A Shares	3,953	63,859
Banco Bilbao Vizcaya Argentaria SA	84,425	725,610
Banco de Sabadell SA (L)	15,778	59,737
Banco de Valencia SA (I)(L)	95	75
Banco Popular Espanol SA (L)	20,023	91,112
Banco Santander SA	163,012	1,231,612
Bankia Saubankia Sau (I)	17,248	80,164
Bankinter SA (L)	3,925	24,022
CaixaBank	16,585	81,098
Distribuidora Internacional
De Alimentacion SA (I)	12,644	57,072
EDP Renovaveis SA (I)	2,863	17,479
Enagas SA	2,991	55,139
Ferrovial SA	7,864	94,815
Fomento de Construcciones y Contratas SA (L)	418	10,830
Gas Natural SDG SA	4,137	70,799
Grifols SA (I)(L)	2,505	42,055
Grifols SA, B Shares (I)	250	2,718
Iberdrola SA	76,483	476,950
Inditex SA	4,141	338,332
Indra Sistemas SA (L)	1,914	24,260
Mapfre SA	14,650	46,302
Red Electrica De Espana	2,102	89,689
Repsol YPF SA	15,775	481,932
Telefonica SA	80,264	1,385,177
Zardoya Otis SA	2,811	38,439
		5,845,925
Sweden - 1.77%
Alfa Laval AB	3,968	74,843
Assa Abloy AB, Series B	5,832	146,053
Atlas Copco AB, Series A	11,483	245,818
Atlas Copco AB, Series B	5,423	102,621
Boliden AB	4,826	69,985
CDON Group AB (I)	1,132	6,202
Electrolux AB	4,332	68,728
Getinge AB, Series B	3,600	90,943
Hennes & Mauritz AB, B Shares	19,824	636,086
Hexagon AB	4,600	68,347
Holmen AB, Series B	229	6,572
Husqvarna AB, B Shares	2,659	12,219
Investor AB, B Shares	7,800	144,941
Lundin Petroleum AB (I)	4,299	105,477
Modern Times Group AB, B Shares	785	37,372
Nordea Bank AB	50,758	391,847
Ratos AB	3,219	37,630
Sandvik AB	15,393	187,810
Scania AB, Series B	5,700	84,097
Securitas AB, Series B	1,701	14,663
Skandinaviska Enskilda Banken AB, Series A	22,665	131,719
Skanska AB, Series B	6,841	112,822
SKF AB, B Shares	7,396	156,154
SSAB AB, Series A	1,427	12,491
Svenska Cellulosa AB (B Shares)	9,724	143,949
Svenska Handelsbanken AB, Series A	9,341	245,316
Swedbank AB, Class A	15,527	200,722
Swedish Match AB	4,056	143,949
Tele2 AB, Series B	1,743	33,878
Telefonaktiebolaget LM Ericsson, B Shares	58,443	593,656
Teliasonera AB	41,880	283,727
Volvo AB, Series B	26,447	287,521
		4,878,158
Switzerland - 6.13%
ABB, Ltd. (I)	42,670	802,752
Actelion, Ltd. (I)	2,680	91,637
Adecco SA (I)	3,024	126,033
Aryzta AG	1,920	92,638
Baloise Holding AG	1,167	79,685
Barry Callebaut AG (I)	35	34,449
Cie Financiere Richemont SA	9,983	502,671
Credit Suisse Group AG (I)	22,918	537,749
GAM Holding, Ltd. (I)	6,086	65,770
Geberit AG (I)	692	133,218
Givaudan AG (I)	189	179,386
Glencore International PLC	16,669	101,216
Holcim, Ltd. (I)	5,177	276,580
Julius Baer Group, Ltd. (I)	3,756	146,078
Kuehne & Nagel International AG	1,341	150,089
Lindt & Spruengli AG	23	68,362
Lindt & Spruengli AG - REG	3	100,143
Lonza Group AG (I)	1,227	72,203
Nestle SA	63,440	3,642,269
Novartis AG	44,818	2,560,288
Pargesa Holding SA, ADR	692	45,108
Partners Group Holding AG	258	44,943
Roche Holdings AG	13,744	2,324,352
Schindler Holding AG	887	102,945
Schindler Holding AG - REG	573	66,394
SGS SA	101	166,763
Sika AG	46	86,430
Sonova Holding AG (I)	1,141	119,323
STMicroelectronics NV	11,860	70,047
Straumann Holding AG	206	35,538
Sulzer AG	481	51,188
Swiss Life Holding (I)	685	62,635
Swiss Re, Ltd. (I)	6,769	344,736
Swisscom AG	442	167,110
Syngenta AG (I)	1,810	532,715
The Swatch Group AG	1,096	72,777

The accompanying notes are an integral part of the financial statements.

24

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
The Swatch Group AG, BR Shares	651	$242,551
Transocean, Ltd.	6,712	259,110
UBS AG (Swiss Exchange) (I)	70,035	831,896
Wolseley PLC	5,840	192,486
Xstrata PLC	40,800	614,402
Zurich Financial Services AG (I)	2,916	658,478
		16,855,143
Taiwan - 2.10%
Acer, Inc.	41,783	48,409
Advanced Semiconductor Engineering, Inc.	80,388	68,626
Advantech Company, Ltd.	7,195	19,890
Asia Cement Corp.	19,390	21,733
Asia Optical Company, Inc. (I)	59	46
Asustek Computer, Inc.	11,754	83,645
AU Optronics Corp.	111,616	47,796
Catcher Technology Company, Ltd.	10,384	48,153
Cathay Financial Holdings Company, Ltd.	106,350	114,737
Chang Hwa Commercial Bank, Ltd.	80,660	43,712
Cheng Shin Rubber Industry Company, Ltd.	13,191	28,515
Cheng UEI Precision Industry Company, Ltd.	6,881	13,423
Chicony Electronics Company, Ltd.	9,780	16,009
Chimei Innolux Corp. (I)	68,007	27,341
China Airlines, Ltd.	14,682	6,391
China Development Financial Holdings Corp.	146,227	41,403
China Motor Company, Ltd.	40	36
China Steel Corp.	206,483	196,450
Chinatrust Financial Holding Company, Ltd.	161,717	100,842
Chunghwa Telecom Company, Ltd.	57,165	188,730
Compal Communications, Inc.	307	461
Compal Electronics, Inc.	60,071	59,798
D-Link Corp.	934	630
Delta Electronics, Inc.	27,475	65,333
E.Sun Financial Holding Company, Ltd.	32,687	14,077
Epistar Corp.	11,828	25,099
Eternal Chemical Company, Ltd.	12,344	9,597
EVA Airways Corp.	14,961	9,478
Evergreen Marine Corp.	24,199	12,210
Everlight Electronics Company, Ltd.	4,356	7,574
Far Eastern Department Stores Company, Ltd.	15,274	17,970
Far Eastern New Century Corp.	46,700	54,180
Far EasTone
Telecommunications Company, Ltd.	18,927	35,545
Feng Hsin Iron & Steel Company, Ltd.	12,000	19,166
Firich Enterprises Co., Ltd. (I)	426	351
First Financial Holding Company, Ltd.	87,209	51,123
Formosa Chemicals & Fibre Corp.	46,350	122,110
Formosa Petrochemical Corp.	18,990	58,820
Formosa Plastics Corp.	77,700	207,072
Formosa Taffeta Company, Ltd.	16,000	14,806
Foxconn Technology Company, Ltd.	7,988	25,437
Fubon Financial Holding Company, Ltd.	81,576	86,361
Hon Hai Precision Industry Company, Ltd.	190,817	521,466
HTC Corp.	14,528	237,824
Hua Nan Financial Holdings Company, Ltd.	64,174	34,666
Inotera Memories, Inc. (I)	46,616	7,684
Inventec Company, Ltd.	33,926	12,423
KGI Securities Company, Ltd.	44,871	15,975
Kinsus Interconnect Technology Corp.	4,422	11,714
Largan Precision Company, Ltd.	1,101	20,560
Lite-On Technology Corp.	24,485	27,566
Macronix International Company, Ltd.	36,847	14,696
MediaTek, Inc.	17,977	164,748
Mega Financial Holding Company, Ltd.	128,520	85,768
Mosel Vitelic, Inc. (I)	315	43
Motech Industries, Inc.	4,052	7,103
Nan Ya Plastics Corp.	108,520	215,708
Nan Ya Printed Circuit Board Corp.	3,234	6,559
Novatek Microelectronics Corp., Ltd.	8,277	20,702
Pan-International Industrial	269	207
Pegatron Corp.	25,934	28,172
Phison Electronics Corp.	2,399	14,430
Pou Chen Corp.	26,247	21,516
Powerchip Semiconductor Corp. (I)	2,400	68
Powertech Technology, Inc.	12,536	26,528
President Chain Store Corp.	10,224	55,681
Quanta Computer, Inc.	36,198	76,139
Realtek Semiconductor Corp.	8,274	12,095
Richtek Technology Corp.	1,212	5,014
Shin Kong Financial Holding Company, Ltd. (I)	114,466	32,431
Siliconware Precision Industries Company	45,426	40,640
Simplo Technology Company, Ltd.	6,050	35,331
SinoPac Holdings Company, Ltd.	69,881	21,238
Synnex Technology International Corp.	13,506	32,572
Taishin Financial Holdings Company, Ltd.	49,827	17,261
Taiwan Cement Corp.	50,476	58,492
Taiwan Cooperative Financial Holding	61,331	36,865
Taiwan Fertilizer Company, Ltd.	11,000	25,563
Taiwan Glass Industrial Corp.	20,113	20,687
Taiwan Mobile Company, Ltd.	26,317	82,147
Taiwan Semiconductor
Manufacturing Company, Ltd.	495,316	1,238,677
Tatung Company, Ltd. (I)	30,755	7,719
Teco Electric & Machinery Company, Ltd.	32,000	18,851
Transcend Information, Inc.	4,405	11,507
Tripod Technology Corp.	8,127	19,592
Tung Ho Steel Enterprise Corp.	12,849	11,281
U-Ming Marine Transport Corp.	9,000	13,331
Uni-President Enterprises Corp.	61,398	89,591
Unimicron Technology Corp.	15,453	18,157
United Microelectronics Corp.	202,259	84,690
Wafer Works Corp.	105	64
Walsin Lihwa Corp.	25,000	7,186
Wan Hai Lines, Ltd.	5,460	2,640
Wintek Corp.	26,398	18,755
Wistron Corp.	30,432	38,469
WPG Holdings Company, Ltd.	20,577	23,670
Ya Hsin Industrial Company, Ltd. (I)	14,000	0
Yang Ming Marine Transport Corp.	28,050	11,189
Yuanta Financial Holdings Company, Ltd. (I)	142,101	72,371
Yulon Motor Company, Ltd.	14,419	24,733
Zinwell Corp.	723	784
		5,774,624
Thailand - 0.50%
Advanced Info Service PCL	23,200	103,315
Bangkok Bank PCL	9,000	43,774
Bangkok Bank PCL (Foreign Shares)	30,900	160,574
Bangkok Expressway PCL	4,000	2,307
Bank of Ayudhya PCL	37,100	26,084
Banpu PCL	3,400	58,827
BEC World PCL	11,019	15,716
Charoen Pokphand Foods PCL	48,700	50,938
CP ALL PCL	44,605	73,164
IRPC PCL	97,700	12,634
Kasikornbank PCL	8,100	31,312
Kasikornbank PCL (Foreign Shares)	39,200	154,640
Krung Thai Bank PCL	52,000	24,558
PTT Exploration & Production PCL	26,100	139,393
PTT Global Chemical PCL (I)	35,053	67,773

The accompanying notes are an integral part of the financial statements.

25

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
PTT PCL (Foreign Shares)	17,900	$180,418
Siam Cement PCL (Foreign Shares)	8,400	97,264
Siam Commercial Bank PCL	31,748	117,231
Thai Oil PCL	13,200	24,475
		1,384,397
Turkey - 0.31%
Akbank AS	25,630	81,290
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,447	53,543
Arcelik AS	3,796	12,252
Asya Katilim Bankasi AS (I)	10,118	8,478
BIM Birlesik Magazalar AS	1,594	44,192
Enka Insaat ve Sanayi AS	11,067	23,952
Eregli Demir ve Celik Fabrikalari TAS	17,609	30,486
HACI Omer Sabanci Holding AS	13,187	37,579
KOC Holdings AS	11,730	35,186
Tupras Turkiye Petrol Rafinerileri AS	2,694	56,858
Turk Hava Yollari (I)	12,630	14,111
Turk Telekomunikasyon AS	15,459	57,315
Turkcell Iletisim Hizmetleri AS (I)	19,742	92,684
Turkiye Garanti Bankasi AS	51,188	159,118
Turkiye Halk Bankasi AS	6,636	34,608
Turkiye Is Bankasi	40,014	69,785
Turkiye Vakiflar Bankasi Tao	17,122	22,103
Yapi ve Kredi Bankasi AS (I)	19,138	27,164
		860,704
Ukraine - 0.01%
Kernel Holding SA (I)	821	16,519
United Kingdom - 13.22%
3i Group PLC	17,076	47,760
Admiral Group PLC	2,941	38,862
Aggreko PLC	5,664	176,676
AMEC PLC	4,371	61,326
Anglo American PLC	26,179	964,850
Antofagasta PLC	8,386	157,009
ARM Holdings PLC	26,088	240,504
Associated British Foods PLC	6,240	107,202
AstraZeneca PLC	25,715	1,191,115
Aviva PLC	58,650	272,269
Babcock International Group PLC	7,421	84,425
BAE Systems PLC	66,138	291,612
Balfour Beatty PLC	7,728	31,654
Barclays PLC	230,227	623,678
BG Group PLC	66,784	1,424,324
BHP Billiton PLC	40,424	1,175,371
BP PLC	378,563	2,699,629
British American Tobacco PLC	39,019	1,850,108
British Land Company PLC	18,201	130,146
British Sky Broadcasting Group PLC	22,006	250,062
BT Group PLC	152,088	449,127
Bunzl PLC	4,608	63,053
Burberry Group PLC	8,196	149,989
Cairn Energy PLC (I)	28,281	116,265
Capital Shopping Centres Group PLC	11,282	54,508
Carnival PLC	2,878	94,561
Centrica PLC	101,205	454,218
Cobham PLC	23,239	65,939
Compass Group PLC	37,148	351,733
Diageo PLC	49,670	1,083,845
Eurasian Natural Resources Corp.	3,511	34,419
G4S PLC	22,536	94,856
GKN PLC	30,158	85,221
GlaxoSmithKline PLC	97,401	2,220,998
Hammerson PLC	17,094	95,150
HSBC Holdings PLC	353,308	2,682,037
ICAP PLC	5,709	30,713
Imperial Tobacco Group PLC	20,579	777,883
Inmarsat PLC	7,073	44,279
Intercontinental Hotels Group PLC	6,529	116,780
International Consolidated
Airlines Group SA (I)	8,501	19,060
International Power PLC	33,920	177,455
Intertek Group PLC	3,224	101,502
Invensys PLC	9,591	31,273
Investec PLC	9,770	51,233
ITV PLC	83,530	88,075
J Sainsbury PLC	21,151	99,373
Johnson Matthey PLC	3,753	106,863
Kazakhmys PLC	3,789	54,126
Kingfisher PLC	45,968	178,712
Ladbrokes PLC	5	10
Land Securities Group PLC	14,886	146,356
Legal & General Group PLC	110,533	175,469
Lloyds Banking Group PLC (I)	788,344	314,874
London Stock Exchange Group PLC	2,995	36,921
Lonmin PLC, ADR	2,812	42,535
Man Group PLC	38,396	74,472
Marks & Spencer Group PLC	29,768	143,607
National Grid PLC	71,749	696,118
Next PLC	3,410	144,841
Old Mutual PLC	116,462	243,728
Pearson PLC	15,549	291,195
Petrofac, Ltd.	3,790	84,637
PIK Group, GDR (I)	11,522	28,453
Prudential PLC	51,441	506,874
Reckitt Benckiser Group PLC	12,331	607,651
Reed Elsevier PLC	25,293	203,965
Resolution, Ltd.	31,406	122,086
Rexam PLC	12,743	69,731
Rio Tinto PLC	26,796	1,296,779
Rolls-Royce Holdings PLC (I)	35,966	415,424
Royal Bank of Scotland Group PLC (I)	351,443	111,416
RSA Insurance Group PLC	76,323	124,149
SABMiller PLC	18,777	658,280
Schroders PLC	2,535	51,515
Scottish & Southern Energy PLC	18,907	378,767
Segro PLC	10,521	34,027
Serco Group PLC	8,805	64,746
Severn Trent PLC	4,202	97,420
Smith & Nephew PLC	18,531	179,564
Smiths Group PLC	8,768	124,023
Standard Chartered PLC	47,143	1,026,422
Standard Life PLC	43,339	138,185
Tate & Lyle PLC	9,029	98,584
Tesco PLC	156,712	981,027
The Capita Group PLC	11,493	112,081
The Sage Group PLC	23,422	106,882
The Weir Group PLC	4,239	132,987
TUI Travel PLC	6,822	17,507
Tullow Oil PLC	17,329	376,676
Unilever PLC	26,140	877,426
United Utilities Group PLC	15,485	145,652
Vedanta Resources PLC	2,522	39,463
Vodafone Group PLC	994,143	2,760,099
Whitbread PLC	2,844	68,997
WM Morrison Supermarket PLC	46,015	232,549
		36,375,998

The accompanying notes are an integral part of the financial statements.

26

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States - 0.16%
Brookfield Office Properties, Inc.	5,290	$82,926
Meggitt PLC (I)	15,016	82,169
Sims Group, Ltd.	3,110	40,323
Synthes, Inc. (S)	1,468	245,729
		451,147
TOTAL COMMON STOCKS (Cost $242,759,882)		$259,488,463

PREFERRED SECURITIES - 2.40%
Brazil - 1.98%
AES Tiete SA	2,400	34,586
Banco Bradesco SA	42,218	695,994
Banco do Estado do Rio Grande do Sul SA	3,894	41,753
Bradespar SA	5,800	98,540
Brasil Telecom SA	4,873	28,424
Braskem SA, A Shares	3,700	25,391
Centrais Eletricas Brasileiras SA	4,400	63,337
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,031	72,954
Cia Paranaense de Energia	2,000	41,710
Companhia de Bebidas das Americas	15,935	574,950
Companhia de Transmissao de Energia
Eletrica Paulista	1,010	31,401
Companhia Energetica de Minas Gerais	5,494	97,995
Companhia Energetica de Sao Paulo	3,949	69,972
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	2,135	41,779
Gerdau SA	13,800	107,278
Gol Linhas Aereas Inteligentes SA	2,400	16,006
Investimentos Itau SA	51,444	311,105
Itau Unibanco Holding SA	45,100	821,846
Klabin SA	14,000	60,046
Lojas Americanas SA	7,440	57,039
Metalurgica Gerdau SA	7,000	67,214
Petroleo Brasileiro SA	73,452	846,258
Suzano Papel e Celulose SA	3,875	14,002
Tam SA	2,460	47,083
Tele Norte Leste Participacoes SA	5,500	51,779
Telefonica Brasil SA	6,418	178,579
Telemar Norte Leste SA	200	4,802
Usinas Siderurgicas de Minas Gerais SA	9,850	53,600
Vale SA	44,068	893,527
		5,448,950
Germany - 0.30%
Bayerische Motoren Werke (BMW) AG	607	28,713
Henkel AG & Company KGaA	3,374	194,709
Porsche Automobil Holding SE	2,945	157,602
RWE AG	726	23,897
Volkswagen AG	2,738	409,438
		814,359
South Korea - 0.12%
Hyundai Motor Company, Ltd.	660	36,544
Hyundai Motor Company, Ltd. -2nd Preferred	660	38,614
Hyundai Securities Company (I)	1,064	7,851
Samsung Electronics Company, Ltd.	440	255,012
		338,021
TOTAL PREFERRED SECURITIES (Cost $5,585,609)		$6,601,330

STAPLED UNITS - 0.00%
Hong Kong - 0.00%
HKT Trust and HKT Ltd. (I)	1,891	1,110
TOTAL STAPLED UNITS (Cost $1,085)		$1,110

WARRANTS - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date:
07/23/2012, Strike Price: SGD 0.54) (I)	12,343	$1,551
Kinross Gold Corp. (Expiration Date:
09/17/2014, Strike Price: $21.30) (I)	605	861
TOTAL WARRANTS (Cost $2,883)		$2,412

RIGHTS - 0.00%
Gol Linhas Aereas Inteligentes SA (Expiration
Date: 01/23/2012, Strike Price:
BRL 22.00) (I)	119	1
TOTAL RIGHTS (Cost $0)		$1

SECURITIES LENDING COLLATERAL - 4.13%
United States - 4.13%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,134,420	$11,351,918
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,351,216)		$11,351,918

SHORT-TERM INVESTMENTS - 1.71%
Money Market Funds - 1.71%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, 0.1600% (Y)	4,696,157	4,696,157
TOTAL SHORT-TERM INVESTMENTS (Cost $4,696,157)		$4,696,157
Total Investments (International Equity Index Trust A)
(Cost $264,396,832) - 102.54%		$282,141,391
Other assets and liabilities, net - (2.54%)		(6,976,761)
TOTAL NET ASSETS - 100.00%		$275,164,630

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 94.06%
Australia - 5.64%
AGL Energy, Ltd.	9,629	$140,991
Alumina, Ltd.	46,279	52,645
Amcor, Ltd.	24,358	179,432
AMP, Ltd.	52,283	217,235
Asciano, Ltd.	18,498	85,183
Australia & New Zealand Banking Group, Ltd.	49,959	1,046,942
Australian Stock Exchange, Ltd.	3,001	93,751
Bendigo and Adelaide Bank, Ltd.	6,968	57,149
BHP Billiton, Ltd.	60,907	2,149,932
BlueScope Steel, Ltd.	31,182	12,887
Boral, Ltd.	14,601	53,655
Brambles, Ltd.	28,072	205,246
Caltex Australia, Ltd.	2,363	28,396
Campbell Brothers, Ltd.	1,280	64,045
CFS Gandel Retail Trust	32,060	55,197
Coca-Cola Amatil, Ltd.	10,767	126,722
Cochlear, Ltd.	902	57,268
Commonwealth Bank of Australia	29,562	1,485,584
Computershare, Ltd.	7,493	61,308
Crown, Ltd.	6,963	57,546
CSL, Ltd.	10,201	333,864
Dart Energy, Ltd. (I)	8,396	3,084
Dexus Property Group	69,515	59,032
DuluxGroup, Ltd.	9,996	29,509
Echo Entertainment Group, Ltd. (I)	16,416	60,191

The accompanying notes are an integral part of the financial statements.

27

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Fortescue Metals Group, Ltd.	23,622	$103,492
Goodman Group	151,248	88,029
GPT Group	30,896	96,934
Harvey Norman Holding, Ltd.	6,970	13,058
Iluka Resources, Ltd.	8,724	137,834
Incitec Pivot, Ltd.	32,945	104,530
John Fairfax Holdings, Ltd. (L)	28,706	21,096
Leighton Holdings, Ltd.	2,923	56,804
Lend Lease Corp.	11,971	87,510
Macquarie Group, Ltd.	6,822	165,818
Metcash, Ltd.	10,625	43,870
Mirvac Group	65,898	79,498
National Australia Bank, Ltd.	41,724	994,694
Newcrest Mining, Ltd.	11,543	349,670
NRMA Insurance Group, Ltd.	37,566	114,320
Nufarm, Ltd. (I)	553	2,349
OneSteel, Ltd., ADR	34,857	24,977
Orica, Ltd.	6,829	169,383
Origin Energy, Ltd.	20,950	284,710
Oxiana, Ltd.	4,966	50,699
Qantas Airways, Ltd. (I)	28,030	41,796
QBE Insurance Group, Ltd.	21,250	281,341
QR National, Ltd.	33,629	117,465
Rio Tinto, Ltd.	8,393	519,476
Santos, Ltd.	18,019	225,099
Sonic Healthcare, Ltd.	6,727	77,504
Stockland	46,096	150,207
Suncorp-Metway, Ltd.	24,216	207,158
Sydney Airport	7,889	21,443
TABCORP Holdings, Ltd.	17,592	49,069
Tattersall’s, Ltd.	21,949	54,709
Telstra Corp., Ltd.	84,242	286,744
Toll Holdings, Ltd.	15,155	65,291
Transurban Group, Ltd.	25,384	145,781
Wesfarmers, Ltd.	19,836	597,766
Wesfarmers, Ltd. (Price Protected Shares)	2,590	78,703
Westfield Group	41,601	332,446
Westfield Retail Trust	55,027	139,980
Westpac Banking Corp.	59,760	1,219,798
Woodside Petroleum, Ltd.	12,271	383,601
Woolworths, Ltd.	23,073	591,831
WorleyParsons, Ltd.	4,072	106,681
		15,399,958
Austria - 0.15%
Erste Group Bank AG (I)	3,923	68,709
Immoeast AG (I)	9,682	0
IMMOFINANZ AG (I)	14,523	43,743
OMV AG	3,353	101,840
Raiffeisen Bank International AG (L)	784	20,282
Telekom Austria AG	5,936	71,094
Verbund AG, Class A	1,141	30,562
Voestalpine AG	2,038	57,343
Wiener Staedtische Allgemeine
Versicherung AG	771	30,506
		424,079
Belgium - 0.64%
Ageas	63,788	60,219
Anheuser-Busch InBev NV	15,400	940,517
Bekaert SA (I)	749	23,906
Belgacom SA	3,375	105,646
Colruyt SA	1,515	57,237
Delhaize Group SA	1,962	110,009
Groupe Bruxelles Lambert SA	1,559	103,583
KBC Bancassurance Holding NV	3,626	45,529
Mobistar SA (I)	446	23,295
Solvay SA	1,200	98,437
UCB SA	1,834	76,977
Umicore SA	2,468	101,613
		1,746,968
Bermuda - 0.08%
Seadrill, Ltd.	6,250	208,559
Brazil - 1.56%
All America Latina Logistica SA	7,500	37,394
Banco do Brasil SA	13,113	166,615
Banco Santander Brasil SA	12,894	103,415
BM&F Bovespa SA	43,476	228,422
BR Malls Participacoes SA	6,110	59,356
Brasil Telecom SA	808	5,064
Brasil Telecom SA (New York Exchange)	588	10,461
Brasil Telecom SA, ADR	333	2,065
Braskem SA, ADR	1,584	22,334
CCR SA	8,400	55,032
Centrais Eletricas Brasileiras SA	6,700	64,081
Centrais Eletricas Brasileiras SA, ADR,
B Shares	1,429	20,721
Centrais Eletricas Brasileiras SA, ADR,
Ordinary Shares (L)	2,381	23,120
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	628	22,878
Cia de Saneamento Basico do Estado de
Sao Paulo (I)	1,990	55,510
Cielo SA	5,646	145,899
Companhia Siderurgica Nacional SA	16,100	129,301
Cosan SA Industria e Comercio	3,511	50,823
CPFL Energia SA	4,400	61,379
Cyrela Brazil Realty SA	4,000	31,824
Diagnosticos da America SA	4,400	36,563
EDP - Energias do Brasil SA	2,900	64,522
Embraer SA, ADR	1,026	25,876
Empresa Brasileira de Aeronautica SA	10,800	68,092
Fibria Celulose SA	3,172	23,587
Fibria Celulose SA, ADR	1,562	12,137
Hypermarcas SA	3,108	14,163
JBS SA (I)	15,473	50,436
Localiza Rent a Car SA	2,811	38,580
Lojas Renner SA	2,800	72,670
MRV Engenharia e Participacoes SA	6,501	37,293
Natura Cosmeticos SA	2,300	44,711
OGX Petroleo e Gas Participacoes SA (I)	30,000	219,059
PDG Realty SA Empreendimentos
e Participacoes	12,764	40,374
Perdigao SA	15,120	295,226
Petroleo Brasileiro SA	53,929	664,987
Porto Seguro SA	4,419	50,462
Redecard SA	7,084	110,860
Rossi Residencial SA	3,875	16,620
Souza Cruz SA	7,000	85,978
Tam SA	65	1,220
Tele Norte Leste Participacoes SA	2,500	28,763
Tele Norte Leste Participacoes SA, ADR (L)	2,994	28,473
Telefonica Brasil SA, ADR	499	13,638
Tim Participacoes Satim Participacoes SA	20,065	99,397
Tractebel Energia SA	6,200	99,586
Ultrapar Participacoes SA	6,000	102,967
Usinas Siderurgicas de Minas Gerais SA	4,400	40,456
Usinas Siderurgicas de Minas Gerais SA, ADR	800	4,504
Vale Fertilizantes SA	24,700	522,405

The accompanying notes are an integral part of the financial statements.

28

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Weg SA	4,600	$46,314
		4,255,613
Canada - 7.90%
Agnico-Eagle Mines, Ltd.	3,313	120,488
Agrium, Inc. (L)	2,961	198,747
Alimentation Couche Tard, Inc.	2,200	68,456
ARC Resources, Ltd. (L)	2,700	66,523
Athabasca Oil Sands Corp. (I)	5,400	66,205
Bank of Montreal (L)	10,809	592,890
Bank of Nova Scotia (L)	20,748	1,035,211
Barrick Gold Corp.	19,130	866,601
Baytex Energy Corp. (L)	2,200	123,027
BCE, Inc. (L)	4,673	194,810
Bell Aliant, Inc.	1,600	44,902
Bombardier, Inc.	26,338	104,964
Bonavista Energy Corp. (L)	1,500	38,385
Brookfield Asset Management, Inc.	10,851	298,662
Brookfield Residential Properties, Inc. (I)	515	4,085
CAE, Inc.	5,716	55,491
Cameco Corp. (L)	7,166	129,498
Canadian Imperial Bank of Commerce (L)	7,530	545,412
Canadian National Railway Company	8,798	692,181
Canadian Natural Resources, Ltd.	20,944	784,308
Canadian Oil Sands, Ltd.	5,700	130,086
Canadian Pacific Railway, Ltd. (L)	3,074	208,232
Canadian Tire Corp., Ltd.	1,554	100,524
Canadian Utilities, Ltd.	1,700	102,693
Cenovus Energy, Inc.	14,264	473,670
Centerra Gold, Inc.	3,400	60,074
CGI Group, Inc. (I)	4,976	93,781
Chorus Aviation, Inc.	481	1,497
CI Financial Corp.	3,033	62,818
Crescent Point Energy Corp. (L)	5,000	220,368
Eldorado Gold Corp.	10,100	138,996
Empire Company, Ltd.	800	46,418
Enbridge, Inc. (L)	13,752	514,173
Encana Corp. (L)	13,964	258,925
Enerplus Corp. (L)	3,200	81,198
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	359	153,999
Finning International, Inc.	3,138	68,412
First Quantum Minerals, Ltd.	8,000	157,448
Fortis, Inc. (L)	3,500	114,645
Franco-Nevada Corp.	2,200	83,746
George Weston, Ltd.	1,036	69,243
Gildan Activewear, Inc.	2,200	41,376
Goldcorp, Inc.	15,256	677,029
Great-West Lifeco, Inc. (L)	5,976	119,667
Husky Energy, Inc. (L)	4,852	116,924
IAMGOLD Corp.	6,800	107,999
IGM Financial, Inc. (L)	2,196	95,341
Imperial Oil, Ltd.	5,503	245,184
Industrial Alliance Insurance and
Financial Services, Inc.	2,000	51,612
Inmet Mining Corp.	1,200	77,153
Intact Financial Corp.	2,100	120,651
Ivanhoe Mines, Ltd. (I)	4,665	82,837
Kinross Gold Corp.	21,169	241,664
Loblaw Companies, Ltd.	2,137	80,718
Magna International, Inc. (L)	4,486	149,717
Manulife Financial Corp. (L)(O)	33,824	360,236
MEG Energy Corp. (I)	2,600	106,093
Metro, Inc. (L)	2,000	106,012
National Bank of Canada (L)	3,168	224,333
New Gold, Inc (I)	8,200	82,745
Nexen, Inc.	10,364	164,908
Niko Resources, Ltd.	900	42,608
Nordion, Inc.	1,600	13,428
Onex Corp.	1,632	53,153
Open Text Corp. (I)	1,300	66,649
Osisko Mining Corp. (I)	6,800	65,680
Pace Oil And Gas, Ltd. (I)	745	3,145
Pacific Rubiales Energy Corp.	4,600	84,572
Pan American Silver Corp.	2,100	45,927
Pengrowth Energy Trust	6,300	66,540
Penn West Petroleum, Ltd. (L)	8,913	176,641
Petrobank Energy & Resources, Ltd. (I)	2,000	20,771
Potash Corp. of Saskatchewan, Inc.	16,433	679,258
Power Corp. of Canada (L)	6,717	157,054
Power Financial Corp. (L)	4,422	110,859
Precision Drilling Corp. (I)	4,500	46,380
Progress Energy Resources Corp. (L)	3,600	46,787
QLT, Inc. (I)	230	1,655
Research In Motion, Ltd. (I)	8,800	127,843
RioCan Real Estate Investment Trust	2,900	75,236
Ritchie Brothers Auctioneers, Inc. (L)	2,600	57,168
Rogers Communications, Inc., Class B (L)	7,842	302,134
Royal Bank of Canada (L)	27,476	1,401,917
Saputo, Inc.	2,500	95,779
Shaw Communications, Inc., Class B (L)	7,402	147,132
Shoppers Drug Mart Corp. (L)	3,956	159,754
Silver Wheaton Corp.	7,100	205,595
SNC-Lavalin Group, Inc.	2,713	136,029
Sun Life Financial, Inc. (Toronto
Stock Exchange) (L)	10,752	199,473
Suncor Energy, Inc.	30,173	870,167
Talisman Energy, Inc.	19,326	246,235
Teck Resources, Ltd.	11,014	388,233
TELUS Corp.	1,000	56,579
TELUS Corp., Non-Voting Shares	2,844	152,536
The Toronto-Dominion Bank (L)	17,000	1,273,060
Thomson Corp. (L)	7,011	187,396
Tim Hortons, Inc.	3,000	145,355
TMX Group, Inc.	1,924	78,735
Tourmaline Oil Corp. (I)	2,300	60,122
Trans-Canada Corp. (L)	13,350	583,534
TransAlta Corp.	4,021	82,966
Valeant Pharmaceuticals International, Inc. (I)	2,750	128,653
Vermilion Energy, Inc.	900	40,081
Viterra, Inc.	5,600	59,037
Yamana Gold, Inc.	13,438	198,124
		21,563,971
Chile - 0.40%
Banco Santander Chile SA, ADR	2,849	215,669
Centros Comerciales Sudamericanos SA (S)	3,301	286,662
Cia Cervecerias Unidas SA, ADR	1,234	77,865
CorpBanca SA, ADR	2,999	59,650
Empresa Nacional de Electricidad SA, ADR	2,350	104,223
Enersis SA, ADR	5,590	98,552
Lan Airlines SA, ADR (L)	5,140	119,454
Sociedad Quimica y Minera de Chile SA, ADR	1,829	98,492
Vina Concha Y Toro SA, ADR	808	30,300
		1,090,867
China - 2.96%
Agile Property Holdings, Ltd. (L)	30,789	27,493
Air China, Ltd.	128,534	94,617
Alibaba.com, Ltd. (I)	48,600	50,218

The accompanying notes are an integral part of the financial statements.

29

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Aluminum Corp. of China, Ltd.	81,220	$35,444
Angang Steel Company, Ltd., Class H	51,547	37,217
Anhui Conch Cement Company, Ltd. (L)	26,790	78,913
Bank of China, Ltd., Class H	1,219,486	451,570
Bank of Communications
Company, Ltd., Class H (I)	155,747	108,596
Beijing Datang Power Generation
Company, Ltd., Class H	142,864	47,280
BYD Company, Ltd., Class H (I)(L)	10,705	23,076
China BlueChemical, Ltd.	70,000	52,845
China Citic Bank Corp., Ltd.	152,400	86,346
China Coal Energy Company, Ltd., Series H	91,000	98,458
China Communications
Construction Company, Ltd.	90,800	71,004
China Communications
Services Corp., Ltd., Class H	72,000	32,131
China Construction Bank Corp. (I)	913,568	638,702
China COSCO Holdings Company, Ltd. (L)	50,796	24,847
China Dongxiang Group Company	87,500	14,905
China Life Insurance Company, Ltd.	180,624	445,781
China Merchants Bank Company, Ltd.	80,691	163,650
China National Building
Material Company, Ltd.	48,000	54,474
China Oilfield Services, Ltd.	70,000	109,865
China Petroleum & Chemical Corp.	377,970	398,116
China Railway Construction Corp.	71,500	39,343
China Railway Group, Ltd.	75,000	23,488
China Shenhua Energy Company, Ltd.	80,000	347,127
China Shipping Container
Lines Company, Ltd. (I)	202,473	45,883
China Shipping Development Company, Ltd.	56,432	35,055
China Telecom Corp., Ltd.	301,604	171,023
China Yurun Food Group, Ltd.	35,000	46,071
CNOOC, Ltd.	380,274	667,197
Country Garden Holdings Company (L)	122,319	45,732
Dongfang Electric Corp. Ltd.	20,000	59,207
Dongfeng Motor Group Company, Ltd.	51,220	87,812
ENN Energy Holdings, Ltd.	18,000	57,670
Evertop Wire Cable Corp.	24,075	52,049
Fosun International, Ltd.	92,000	47,340
Foxconn International Holdings, Ltd. (I)	49,000	31,494
Golden Eagle Retail Group, Ltd.	15,000	31,682
Guangzhou Automobile Group Company, Ltd.	43,819	36,461
Guangzhou R&F Properties
Company, Ltd., Class H	18,800	14,830
Hengan International Group Company, Ltd.	12,000	111,867
Huaneng Power International, Inc., Class H	125,436	66,582
Industrial & Commercial Bank of China	1,053,778	628,505
Jiangsu Expressway, Ltd.	49,145	45,085
Lenovo Group, Ltd.	81,436	54,118
Parkson Retail Group, Ltd.	42,500	52,010
PetroChina Company, Ltd., Class H	400,261	498,808
PICC Property & Casualty Company, Ltd.,
H Shares	122,342	165,582
Ping An Insurance Group Company	28,145	186,494
Shandong Weigao Group Medical
Polymer Company, Ltd.	48,000	43,289
Shanghai Electric Group Company, Ltd. (I)	146,864	67,625
Shui On Land, Ltd.	107,833	32,700
Sino-Ocean Land Holdings, Ltd.	66,318	30,821
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	127,934	42,194
Soho China, Ltd.	74,000	49,433
Tencent Holdings, Ltd.	20,000	402,504
Tingyi (Cayman Islands) Holding Corp.	32,000	97,355
Tsingtao Brewery Company, Ltd., Series H	14,000	77,224
Want Want China Holdings, Ltd.	79,000	79,034
Weichai Power Company, Ltd.	20,400	100,238
Yangzijiang Shipbuilding Holdings, Ltd.	38,000	26,588
Yanzhou Coal Mining Company, Ltd., H Shares	35,990	76,471
Zhejiang Expressway Company, Ltd., Class H	67,718	43,900
Zijin Mining Group Company, Ltd.	123,616	46,471
ZTE Corp., Class H	25,786	80,497
		8,090,407
Colombia - 0.20%
BanColombia SA, ADR (L)	9,000	536,040
Petrominerales, Ltd.	1,228	19,961
		556,001
Czech Republic - 0.09%
CEZ AS	3,639	144,771
Komercni Banka AS	322	54,277
Telefonica O2 Czech Republic AS	2,389	46,316
		245,364
Denmark - 0.73%
A P Moller Maersk A/S	15	93,264
A P Moller Maersk A/S, Series A	25	164,506
Carlsberg A/S	2,127	150,224
Coloplast A/S	441	63,304
Danske Bank A/S (I)	13,736	174,927
DSV A/S, ADR	5,570	99,579
Novo Nordisk A/S	8,044	925,427
Novozymes A/S, B shares	4,140	127,491
TDC A/S	7,700	61,620
TrygVesta A/S	800	44,341
Vestas Wind Systems A/S (I)(L)	4,989	53,639
William Demant Holdings A/S (I)	418	34,703
		1,993,025
Egypt - 0.07%
Commercial International Bank	13,058	40,902
Egypt Kuwait Holding Company	15,787	15,313
Egyptian Company for Mobile Services	919	11,962
Egyptian Financial Group-Hermes Holding (I)	5,727	9,496
EL EZZ Steel Company	2,373	1,476
Orascom Construction Industries	1,751	59,521
Orascom Telecom Holding SAE (I)	48,717	28,162
Telecom Egypt	8,967	19,597
		186,429
Finland - 0.57%
Elisa OYJ, Class A	2,753	57,329
Fortum OYJ	8,285	176,270
Kesko OYJ	1,137	38,120
Kone OYJ	3,300	170,700
Metso OYJ	2,773	102,186
Neste Oil OYJ	1,931	19,425
Nokia OYJ	70,976	342,976
Nokian Renkaat OYJ	2,210	70,913
Orion OYJ, Series B	1,460	28,408
Pohjola Bank OYJ	2,640	25,548
Sampo OYJ	9,048	224,186
Sanoma OYJ (L)	1,560	17,848
Stora Enso OYJ, Series R (L)	12,353	73,589
UPM-Kymmene OYJ	11,020	120,784
Wartsila OYJ	3,462	99,622
		1,567,904
France - 5.55%
Accor SA	2,798	70,514

The accompanying notes are an integral part of the financial statements.

30

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Aeroports de Paris	664	$45,381
Air Liquide SA	5,347	660,815
Alcatel-Lucent (I)(L)	42,942	66,945
Alstom SA (L)	3,739	112,755
ANF Immobilier	8	288
Arkema SA	950	67,114
Atos Origin SA	816	35,702
AXA SA	33,295	429,087
BNP Paribas SA	18,113	709,089
Bouygues SA	4,372	137,174
Bureau Veritas SA	950	69,060
Cap Gemini SA	2,636	81,993
Carrefour SA	10,956	249,013
Casino Guichard Perrachon SA	980	82,353
Christian Dior SA	1,054	124,576
Cie de Saint-Gobain	7,551	289,384
Cie Generale d’Optique
Essilor International SA	3,767	265,589
Cie Generale de Geophysique-Veritas (I)	2,658	61,848
Cie Generale des Etablissements Michelin	3,268	192,120
CNP Assurances SA	2,808	34,733
Credit Agricole SA (I)(L)	17,897	100,694
Danone SA	11,024	692,450
Dassault Systemes SA	1,068	85,514
Edenred	2,750	67,420
EDF SA	4,378	106,113
Eiffage SA	762	18,360
Eurazeo	270	9,561
Eutelsat Communications	1,618	63,016
Fonciere Des Regions	530	33,914
France Telecom SA	35,490	555,409
GDF Suez	23,338	634,728
Gecina SA	347	29,147
Groupe Eurotunnel SA	9,286	62,956
ICADE	337	26,475
Iliad SA	282	34,784
Imerys SA	560	25,654
JCDecaux SA (I)	827	18,987
Klepierre SA	1,676	47,615
L’Oreal SA	4,567	476,608
Lafarge SA	3,721	130,011
Lagardere SCA	1,988	52,271
Legrand SA, ADR	3,556	113,918
LVMH Moet Hennessy Louis Vuitton SA	4,700	662,176
Natixis	14,722	36,932
Neopost SA	523	35,137
Pernod-Ricard SA	3,735	345,697
Peugeot SA	3,000	46,781
PPR	1,412	201,935
Publicis Groupe SA	2,237	102,666
Renault SA	3,486	120,156
Safran SA	2,986	89,253
Sanofi	21,141	1,546,908
Schneider Electric SA	9,372	489,788
SCOR SE	3,060	71,299
Societe BIC SA	433	38,337
Societe Generale SA (I)	11,846	262,910
Societe Television Francaise	2,128	20,684
Sodexo	1,824	130,859
Suez Environnement SA	5,210	59,823
Technip SA	1,816	169,729
Thales SA	1,859	58,494
Total SA-Strip VVPR	40,302	2,057,054
Unibail-Rodamco SE	1,732	309,985
Valeo SA	140	5,540
Vallourec SA	2,032	131,334
Veolia Environnement SA	6,876	75,723
Vinci SA	8,454	368,832
Vivendi SA	23,625	515,759
Wendel SA	531	35,225
		15,160,154
Germany - 4.82%
Adidas AG	4,047	263,232
Allianz SE	8,736	834,906
BASF SE	17,419	1,214,822
Bayer AG	15,683	1,002,657
Bayerische Motoren Werke (BMW) AG	6,310	421,856
Beiersdorf AG	1,912	108,434
Celesio AG	1,332	21,101
Commerzbank AG (I)(L)	30,111	50,711
Continental AG (I)	1,667	103,759
Daimler AG	17,434	765,286
Deutsche Bank AG	17,866	675,273
Deutsche Boerse AG - New Shares (I)	3,772	197,754
Deutsche Lufthansa AG	5,098	60,599
Deutsche Post AG	15,829	243,366
Deutsche Telekom AG	53,838	617,682
E.ON AG	34,590	743,554
Fraport AG Frankfurt Airport
Services Worldwide	836	41,113
Fresenius Medical Care AG & Company KGaA	3,800	258,195
Fresenius SE & Company KGaA	2,276	210,553
GEA Group AG	3,548	100,331
Hannover Rueckversicherung AG	1,110	55,057
HeidelbergCement AG	2,974	126,201
Henkel AG & Company, KGaA	2,707	131,031
Hochtief AG	973	56,280
Infineon Technologies AG	20,610	155,123
K&S AG	3,196	144,106
Kabel Deutschland Holding AG (I)	1,500	75,908
Lanxess AG	1,672	86,506
Linde AG	3,218	478,725
MAN SE	2,251	200,130
Merck KGaA	1,226	122,223
Metro AG	2,459	89,745
Muenchener Rueckversicherungs AG	3,401	417,164
RWE AG	8,396	294,132
Salzgitter AG	741	37,045
SAP AG	17,696	935,646
Siemens AG	15,604	1,492,376
Suedzucker AG	1,367	43,515
ThyssenKrupp AG	6,274	143,619
United Internet AG	1,746	31,184
Volkswagen AG	554	74,271
Wacker Chemie AG (L)	348	27,990
		13,153,161
Greece - 0.06%
Coca Cola Hellenic Bottling Company S.A. (I)	3,310	55,858
Hellenic Telecommunications Organization SA	5,650	20,343
National Bank of Greece SA (I)	17,362	36,382
OPAP SA	4,860	42,945
		155,528
Hong Kong - 2.77%
AIA Group, Ltd.	149,000	464,407
ASM Pacific Technology, Ltd.	4,414	49,505
Bank of East Asia, Ltd. (L)	30,899	117,385
Beijing Capital International Airport
Company, Ltd., Class H	74,789	37,529

The accompanying notes are an integral part of the financial statements.

31

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Beijing Enterprises Holdings, Ltd.	15,286	$91,930
Belle International Holdings, Ltd.	89,978	157,672
BOC Hong Kong Holdings, Ltd.	75,328	177,600
Cathay Pacific Airways, Ltd.	17,782	30,542
Chaoda Modern Agriculture Holdings, Ltd.	62,940	3,647
Cheung Kong Holdings, Ltd.	25,849	306,777
Cheung Kong Infrastructure Holdings, Ltd.	9,772	56,817
China Agri-Industries Holdings, Ltd.	67,216	51,199
China Everbright, Ltd.	34,216	53,168
China Mengniu Dairy Company, Ltd.	20,502	47,910
China Merchants Holdings
International Company, Ltd.	23,029	66,455
China Mobile, Ltd.	115,030	1,121,532
China Overseas Land & Investment, Ltd.	89,522	150,102
China Resource Power Holdings, Ltd.	31,667	60,711
China Resources Enterprises, Ltd.	23,145	78,806
China Resources Land, Ltd.	46,789	75,178
China Taiping Insurance
Holdings Company, Ltd. (I)	34,000	62,658
China Unicom Hong Kong, Ltd.	129,432	273,862
Citic Pacific, Ltd.	19,967	35,799
CLP Holdings, Ltd.	36,289	308,777
COSCO Pacific, Ltd.	53,801	62,694
First Pacific Company, Ltd.	40,000	41,613
Galaxy Entertainment Group, Ltd. (I)(L)	26,000	47,085
GOME Electrical Appliances Holdings, Ltd.	210,384	48,907
Guangdong Investment, Ltd.	115,220	69,794
Hang Lung Group, Ltd.	16,000	87,074
Hang Lung Properties, Ltd.	42,326	120,336
Hang Seng Bank, Ltd.	15,519	183,911
Henderson Land Development Company, Ltd.	19,503	96,562
Hong Kong & China Gas Company, Ltd.	95,884	222,380
Hong Kong Exchanges & Clearing, Ltd.	19,698	316,953
Hopewell Holdings, Ltd.	9,362	23,894
Huabao International Holdings, Ltd. (L)	45,000	23,079
Hutchison Whampoa, Ltd.	40,377	337,823
Hysan Development Company, Ltd.	10,277	33,663
Kerry Properties, Ltd.	11,438	37,809
Kingboard Chemical Holdings, Ltd.	8,549	25,291
Kunlun Energy Company, Ltd.	40,000	56,589
Li & Fung, Ltd.	91,942	169,027
Lifestyle International Holdings, Ltd.	8,500	18,676
MTR Corp., Ltd.	24,709	79,969
New World Development Company, Ltd.	60,127	48,265
Nine Dragons Paper Holdings, Ltd.	37,000	23,368
Noble Group, Ltd.	50,761	44,040
NWS Holdings, Ltd.	30,441	44,814
Orient Overseas International, Ltd.	3,562	20,708
PCCW, Ltd.	89,000	30,629
Poly Hong Kong Investment, Ltd.	35,000	15,101
Power Assets Holdings, Ltd.	28,082	207,683
Shanghai Industrial Holdings, Ltd.	19,930	54,593
Shangri-La Asia, Ltd.	22,820	39,342
Shimao Property Holdings, Ltd., GDR (L)	30,500	25,859
Sino Land Company, Ltd.	37,915	53,949
Sino-Forest Corp. (I)(L)	4,100	1,409
Sinofert Holdings, Ltd.	82,000	23,001
SJM Holdings, Ltd.	34,000	54,793
Sun Hung Kai Properties, Ltd.	26,839	334,993
Swire Pacific, Ltd.	13,163	158,578
The Link REIT	44,632	164,450
Wharf Holdings, Ltd.	27,876	126,126
Wheelock and Company, Ltd.	18,000	44,540
Wing Hang Bank, Ltd.	2,135	17,461
Yue Yuen Industrial Holdings, Ltd.	12,067	38,123
		7,554,922
Hungary - 0.06%
Magyar Telekom Telecommunications PLC	5,422	11,560
MOL Hungarian Oil and Gas PLC (I)	799	56,873
OTP Bank PLC	4,572	60,663
Richter Gedeon Nyrt	257	36,032
		165,128
India - 1.36%
Dr. Reddy’s Laboratories, Ltd., ADR (L)	4,103	120,751
HDFC Bank, Ltd., ADR (L)	11,225	294,993
ICICI Bank, Ltd., ADR (L)	16,741	442,465
Infosys, Ltd., ADR (L)	23,322	1,198,284
Larsen & Toubro, Ltd., GDR (S)	2,684	50,271
Mahindra & Mahindra, Ltd., ADR	6,560	86,526
Ranbaxy Laboratories, Ltd., ADR	5,719	45,152
Reliance Capital, Ltd., GDR (L)(S)	2,081	9,209
Reliance Communication, Ltd., GDR (S)	44,836	59,143
Reliance Industries, Ltd., GDR (S)	32,965	876,869
Reliance Infrastructure, Ltd., GDR (S)	1,080	20,793
Satyam Computer Services, Ltd., ADR (I)(L)	15,376	35,980
State Bank of India, GDR (L)	1,201	76,864
Tata Motors, Ltd., ADR (L)	9,630	162,747
Ultratech Cement, Ltd., GDR	752	16,518
Wipro, Ltd., ADR (L)	21,460	218,677
		3,715,242
Indonesia - 0.70%
Adaro Energy Tbk PT	185,500	36,196
Aneka Tambang Tbk PT	104,625	18,687
Astra Agro Lestari Tbk PT	12,658	30,285
Astra International Tbk PT	41,483	338,442
Bank Central Asia Tbk PT	256,274	226,052
Bank Danamon Indonesia Tbk PT	101,362	45,869
Bank Mandiri Tbk PT	147,111	109,146
Bank Pan Indonesia Tbk PT (I)	33,314	2,865
Bank Rakyat Indonesia Tbk PT	221,002	164,462
Berlian Laju Tanker Tbk PT (I)	128,000	2,663
Bumi Resources Tbk PT	351,780	84,015
Energi Mega Persada Tbk PT (I)	138,000	2,708
Gudang Garam Tbk PT	13,000	88,940
Indo Tambangraya Megah Tbk PT	10,500	44,742
Indocement Tunggal Prakarsa Tbk PT	26,487	49,682
Indofood Sukses Makmur Tbk PT	122,905	62,337
Indosat Tbk PT	12,500	7,787
Indosat Tbk PT, ADR	20	631
International Nickel Indonesia Tbk PT	60,000	21,165
Perusahaan Gas Negara Tbk PT	200,985	70,457
PT Telekomunikiasi Indonesia Tbk PT, ADR	179	5,502
Semen Gresik Persero Tbk PT	44,140	55,755
Tambang Batubara Bukit Asam Tbk PT	46,500	88,948
Telekomunikasi Indonesia Tbk PT	213,000	165,593
Unilever Indonesia Tbk PT	23,500	48,721
United Tractors Tbk PT	47,796	138,614
		1,910,264
Ireland - 0.57%
Anglo Irish Bank Corp. PLC (I)	23,067	0
Bank of Ireland (I)	2,500	265
C&C Group PLC	252	936
CRH PLC	17,312	343,695
CRH PLC (London Exchange)	250	4,937
Elan Corp. PLC (I)	762	10,506

The accompanying notes are an integral part of the financial statements.

32

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
Elan Corp. PLC - European
Composite Exchange (I)	7,867	$109,150
Experian PLC	19,334	262,533
Greencore Group PLC	26	21
James Hardie Industries, Ltd.	8,535	59,574
Kerry Group PLC	2,460	90,044
Paddy Power PLC - London Exchange	51	2,952
Ryanair Holdings PLC, ADR (I)	1,736	48,365
Shire PLC	10,853	376,693
WPP PLC	24,576	256,654
		1,566,325
Israel - 0.45%
Bank Hapoalim, Ltd.	19,001	62,022
Bank Leumi Le-Israel, Ltd.	31,056	89,047
Bezeq The
Israeli Telecommunication Corp., Ltd.	32,666	59,918
Cellcom Israel, Ltd.	1,142	19,121
Delek Group, Ltd.	54	10,181
Elbit Systems, Ltd.	366	15,060
Harel Insurance Investments &
Financial Services, Ltd.	238	8,703
Israel Chemicals, Ltd.	8,478	88,041
Israel Corp., Ltd.	35	21,898
Israel Discount Bank, Ltd. (I)	8,168	10,949
Migdal Insurance Holdings, Ltd.	8,348	11,368
Mizrahi Tefahot Bank, Ltd.	1,983	15,707
Nice Systems, Ltd. (I)	1,180	40,172
Partner Communications Company, Ltd.	1,256	11,110
Teva Pharmaceutical Industries, Ltd.	19,344	780,502
		1,243,799
Italy - 1.43%
A2A SpA	34,264	32,103
Assicurazioni Generali SpA	22,151	331,846
Autogrill SpA	1,665	16,190
Autostrade SpA	4,987	79,555
Banca Carige SpA (L)	12,592	24,028
Banca Intesa SpA	25,099	31,089
Banca Monte dei Paschi di Siena SpA	47,648	15,440
Banche Popolari Unite SpA (L)	12,158	49,539
Banco Popolare Societa Cooperativa (L)	39,948	51,412
Beni Stabili SpA	3,030	1,372
BGP Holdings PLC (I)	141,174	0
Enel SpA	126,189	511,368
ENI SpA	46,211	954,514
Exor SpA	1,998	39,954
Fiat Industrial SpA (I)	13,990	119,195
Fiat SpA (L)	17,022	77,842
Finmeccanica SpA (I)	9,840	36,284
Intesa Sanpaolo SpA	191,452	317,993
Luxottica Group SpA	2,689	75,248
Mediaset SpA	14,911	41,136
Mediobanca SpA	9,986	57,402
Pirelli & C. SpA	6,945	58,239
Prelios SpA (I)	6,945	740
Prysmian SpA	4,754	58,751
Saipem SpA	4,930	208,374
Snam Rete Gas SpA	30,722	135,035
Telecom Italia SpA	199,534	213,054
Telecom Italia SpA, RSP	107,760	96,159
Terna Rete Elettrica Nazionale SpA	21,032	70,681
Unicredit SpA (I)(L)	25,700	211,880
		3,916,423
Japan - 13.85%
ABC-MART, Inc.	300	11,401
Advantest Corp.	3,180	30,217
AEON Company, Ltd.	11,004	151,025
AEON Credit Service Company, Ltd.	877	13,840
Aeon Mall Company, Ltd.	1,100	23,314
Air Water, Inc.	3,000	38,164
Aisin Seiki Company, Ltd.	3,479	98,988
Ajinomoto Company, Inc.	13,305	159,616
Alfresa Holdings Corp.	424	17,857
All Nippon Airways Company, Ltd.	13,715	38,320
Amada Company, Ltd.	4,829	30,539
Aozora Bank, Ltd.	6,000	16,502
Asahi Glass Company, Ltd.	18,191	153,108
Asahi Group Holdings, Ltd.	7,001	153,829
Asahi Kasei Corp.	22,963	138,280
Asics Corp.	3,000	33,805
Astellas Pharma, Inc.	8,369	340,048
Bandai Namco Holdings, Inc.	3,132	44,567
Bank of Kyoto, Ltd.	5,000	43,034
Benesse Holdings, Inc.	1,354	65,521
Bridgestone Corp.	12,153	275,091
Brother Industries, Ltd.	3,200	39,230
Canon, Inc.	21,274	941,351
Casio Computer Company, Ltd.	3,933	23,834
Central Japan Railway Company, Ltd.	28	236,319
Chiba Bank, Ltd.	12,896	83,020
CHIYODA Corp.	2,000	20,315
Chubu Electric Power Company, Inc.	12,677	236,699
Chugai Pharmaceutical Company, Ltd.	4,616	76,044
Chugoku Bank, Ltd.	3,000	41,819
Chugoku Electric Power Company, Inc.	5,000	87,660
Chuo Mitsui Trust Holdings, Inc.	57,010	167,144
Citizen Watch Company, Ltd.	5,835	33,812
Coca-Cola West Japan Company, Ltd.	1,077	18,670
Cosmo Oil Company, Ltd.	8,000	22,323
Credit Saison Company, Ltd.	2,491	49,863
Dai Nippon Printing Company, Ltd.	10,953	105,481
Daicel Chemical Industries, Ltd.	4,534	27,595
Daido Steel Company, Ltd.	4,000	25,065
Daihatsu Motor Company, Ltd.	4,000	71,316
Daiichi Sankyo Company, Ltd.	12,472	247,038
Daikin Industries, Ltd.	4,215	115,235
Dainippon Sumitomo Pharma Company, Ltd.	1,900	21,632
Daito Trust Construction Company, Ltd.	1,319	113,171
Daiwa House Industry Company, Ltd.	9,715	115,757
Daiwa Securities Group, Inc.	33,251	103,492
Dena Company, Ltd.	1,200	35,893
Denki Kagaku Kogyo Kabushiki Kaisha	10,477	38,737
Denso Corp.	9,122	251,536
Dentsu, Inc.	3,400	103,600
East Japan Railway Company	6,400	407,240
Eisai Company, Ltd.	4,652	192,552
Electric Power Development Company, Ltd.	2,200	58,473
Elpida Memory, Inc. (I)(L)	4,400	20,425
FamilyMart Company, Ltd.	1,060	42,813
FANUC Corp.	3,679	562,335
Fast Retailing Company, Ltd.	966	175,549
Fuji Electric Company, Ltd.	4,420	12,097
Fuji Heavy Industries, Ltd.	11,000	66,346
FUJIFILM Holdings Corp.	8,667	204,988
Fujitsu, Ltd.	34,621	179,640
Fukuoka Financial Group, Inc.	13,000	54,635
Furukawa Electric Company, Ltd.	9,362	21,494
Gree, Inc.	1,900	65,337
GS Yuasa Corp.	7,000	37,600

The accompanying notes are an integral part of the financial statements.

33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Gunma Bank	6,477	$35,620
Hakuhodo DY Holdings, Inc.	260	14,913
Hino Motors, Ltd.	4,886	29,592
Hirose Electric Company, Ltd.	583	51,069
Hisamitsu Pharmaceutical Company, Inc.	1,200	50,799
Hitachi Chemical, Ltd.	1,184	20,827
Hitachi Construction
Machinery Company, Ltd. (L)	1,943	32,644
Hitachi High-Technologies Corp.	900	19,506
Hitachi Metals, Ltd.	2,000	21,718
Hitachi, Ltd.	86,118	451,393
Hokkaido Electric Power Company, Inc.	4,068	57,940
Hokuhoku Financial Group, Inc.	26,134	50,877
Hokuriku Electric Power Company	2,800	52,295
Honda Motor Company, Ltd.	30,662	933,728
Hoya Corp.	7,892	169,761
Ibiden Company, Ltd.	2,600	51,599
Idemitsu Kosan Company, Ltd.	400	41,193
Inpex Corp.	41	257,832
Isetan Mitsukoshi Holdings, Ltd.	6,443	67,473
Ishikawajima-Harima Heavy
Industries Company, Ltd.	19,134	46,415
Isuzu Motors, Ltd.	19,000	87,729
ITOCHU Corp.	28,102	284,953
Itochu Techno-Science Corp.	548	24,586
Iyo Bank, Ltd.	5,000	49,333
J Front Retailing Company, Ltd.	9,000	43,436
Japan Petroleum Exploration Company, Ltd.	600	23,434
Japan Prime Realty Investment Corp.	8	18,858
Japan Real Estate Investment Corp.	8	62,344
Japan Retail Fund Investment Corp.	20	29,628
Japan Tobacco, Inc.	84	394,828
JFE Holdings, Inc.	8,462	153,820
JGC Corp.	3,886	93,154
Joyo Bank, Ltd.	13,953	61,692
JS Group Corp.	5,216	100,061
JSR Corp.	3,633	66,921
Jupiter Telecommunications Company, Ltd.	32	32,435
JX Holdings, Inc.	41,911	252,830
Kajima Corp.	13,191	40,499
Kamigumi Company, Ltd.	5,534	47,706
Kaneka Corp.	5,829	31,023
Kansai Electric Power Company, Ltd.	13,878	212,945
Kansai Paint Company, Ltd.	2,238	19,960
Kao Corp.	10,062	274,709
Kawasaki Heavy Industries, Ltd.	28,963	72,104
Kawasaki Kisen Kaisha, Ltd. (I)	17,067	30,756
KDDI Corp.	55	354,059
Keihin Electric Express Railway Company, Ltd.	7,067	63,412
Keio Corp.	11,715	82,586
Keisei Electric Railway Company, Ltd.	5,000	36,742
Keyence Corp.	747	179,949
Kikkoman Corp.	2,238	25,682
Kinden Corp.	591	4,990
Kintetsu Corp. (L)	31,792	124,260
Kirin Holdings Company, Ltd.	15,896	193,129
Kobe Steel, Ltd.	48,517	74,891
Koito Manufacturing Company, Ltd.	2,000	28,024
Komatsu, Ltd.	18,030	420,472
Konami Corp.	1,043	31,199
Konica Minolta Holdings, Inc.	9,891	73,653
Koyo Seiko Company, Ltd.	3,143	30,860
Kubota Corp.	21,782	182,236
Kuraray Company, Ltd.	5,900	83,829
Kurita Water Industries, Ltd.	1,819	47,337
Kyocera Corp.	2,838	227,894
Kyowa Hakko Kogyo Company, Ltd.	4,611	56,392
Kyushu Electric Power Company, Inc.	7,831	112,143
Lawson, Inc.	1,231	76,821
Mabuchi Motor Company, Ltd.	518	21,607
Makita Corp.	1,943	62,775
Marubeni Corp.	30,202	183,681
Marui Company, Ltd.	3,364	26,187
Maruichi Steel Tube, Ltd.	1,200	26,742
Matsushita Electric Industrial Company, Ltd.	40,993	347,826
Mazda Motor Corp. (I)	26,000	45,860
McDonald’s Holdings Company, Ltd.	1,000	26,985
Mediceo Holdings Company, Ltd.	2,590	27,028
MEIJI Holdings Company, Ltd.	1,300	53,925
Miraca Holdings, Inc.	1,200	47,807
Mitsubishi Chemical Holdings Corp.	25,000	137,533
Mitsubishi Corp.	25,956	523,403
Mitsubishi Electric Corp.	36,973	353,510
Mitsubishi Estate Company, Ltd.	23,782	354,826
Mitsubishi Gas & Chemicals Company, Inc.	5,829	32,290
Mitsubishi Heavy Industries, Ltd.	55,937	238,070
Mitsubishi Logistics Corp.	1,943	21,554
Mitsubishi Materials Corp.	24,020	65,108
Mitsubishi Motors Corp. (I)	66,000	77,954
Mitsubishi Tanabe Pharma Corp.	4,000	63,258
Mitsubishi UFJ Financial Group	239,200	1,014,742
Mitsubishi UFJ Lease &
Finance Company, Ltd.	1,300	51,460
Mitsui & Company, Ltd.	33,111	513,987
Mitsui Chemicals, Inc.	12,010	36,606
Mitsui Fudosan Company, Ltd.	16,248	236,468
Mitsui O.S.K. Lines, Ltd.	23,487	90,844
Mizuho Financial Group, Inc.	412,400	556,541
MS&AD Insurance Group Holdings	10,500	194,268
Murata Manufacturing Company, Ltd.	3,804	195,182
NEC Corp. (I)	48,383	97,899
NGK Insulators, Ltd.	4,829	57,185
NGK Spark Plug Company, Ltd.	3,238	40,129
NHK Spring Company, Ltd.	1,000	8,848
Nidec Corp.	2,114	183,487
Nikon Corp.	6,781	150,781
Nintendo Company, Ltd.	1,908	263,031
Nippon Building Fund, Inc.	11	90,010
Nippon Electric Glass Company, Ltd.	8,000	79,480
Nippon Express Company, Ltd.	14,191	55,262
Nippon Meat Packers, Inc.	3,238	40,260
Nippon Paper Group, Inc.	1,800	39,268
Nippon Sheet Glass Company, Ltd.	10,829	20,229
Nippon Steel Corp.	95,464	237,751
Nippon Telegraph & Telephone Corp.	9,100	462,157
Nippon Yusen Kabushiki Kaisha	32,077	81,987
Nishi-Nippon City Bank, Ltd.	9,000	25,879
Nissan Motor Company, Ltd.	47,210	423,736
Nisshin Seifun Group, Inc.	2,886	34,956
Nisshin Steel Company	12,953	19,822
Nissin Food Products Company, Ltd.	1,284	50,283
Nitori Holdings Company, Ltd.	632	59,255
Nitto Denko Corp.	2,968	106,021
NKSJ Holdings, Inc.	6,800	133,219
NOK Corp.	1,508	25,882
Nomura Holdings, Inc.	66,393	200,582
Nomura Real Estate Holdings, Inc.	600	8,920
Nomura Real Estate Office Fund, Inc.	5	25,682
Nomura Research Institute, Ltd.	1,889	42,661
NSK, Ltd.	7,715	50,023

The accompanying notes are an integral part of the financial statements.

34

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
NTN Corp.	6,772	$27,225
NTT Data Corp.	24	76,567
NTT DoCoMo, Inc.	292	536,488
NTT Urban Development Corp.	22	14,986
Obayashi Corp.	11,362	50,439
Odakyu Electric Railway Company, Ltd.	11,305	109,212
OJI Paper Company, Ltd.	15,191	77,893
Olympus Corp. (L)	4,534	59,560
Omron Corp.	3,839	77,049
Ono Pharmaceutical Company, Ltd.	1,700	95,372
Oracle Corp. Japan	548	18,126
Oriental Land Company, Ltd.	1,007	106,354
ORIX Corp.	1,914	157,780
Osaka Gas Company, Ltd.	35,155	138,699
Otsuka Corp.	200	13,770
Otsuka Holdings Company, Ltd.	4,900	137,815
Rakuten, Inc.	140	150,565
Resona Holdings, Inc.	36,500	160,591
Ricoh Company, Ltd.	11,601	100,999
Rinnai Corp.	548	39,207
Rohm Company, Ltd.	1,673	77,916
Sankyo Company, Ltd.	1,107	56,057
Sanrio Company, Ltd.	800	41,068
Santen Pharmaceutical Company, Ltd.	1,200	49,444
SBI Holdings, Inc.	263	19,236
Secom Company, Ltd.	4,110	189,427
Sega Sammy Holdings, Inc.	3,308	71,398
Seiko Epson Corp.	2,178	28,888
Sekisui Chemical Company, Ltd.	6,772	55,769
Sekisui House, Ltd.	11,362	100,596
Seven & I Holdings Company, Ltd.	14,219	395,913
Seven Bank, Ltd.	9,000	17,646
Sharp Corp.	17,782	155,254
Shikoku Electric Power Company, Inc.	3,200	91,665
Shimadzu Corp.	4,000	33,844
Shimamura Company, Ltd.	324	33,144
Shimano, Inc.	1,231	59,753
Shimizu Corp.	12,305	51,588
Shin-Etsu Chemical Company, Ltd.	7,789	383,064
Shinsei Bank, Ltd.	29,906	31,001
Shionogi & Company, Ltd.	5,777	74,151
Shiseido Company, Ltd.	6,977	128,162
Shizuoka Bank, Ltd.	10,658	112,197
Showa Denko KK	23,839	48,254
Showa Shell Sekiyu KK	3,045	20,505
SMC Corp.	936	150,752
Softbank Corp.	16,512	485,807
Sojitz Corp.	26,509	40,925
Sony Corp.	19,058	343,464
Sony Financial Holdings, Inc.	3,600	52,965
Square Enix Company, Ltd.	1,400	27,453
Stanley Electric Company, Ltd.	2,692	39,498
Sumco Corp. (I)	1,600	11,797
Sumitomo Chemical Company, Ltd.	28,554	104,101
Sumitomo Corp.	21,034	284,240
Sumitomo Corp., Ltd.	9,715	124,617
Sumitomo Electric Industries, Ltd.	14,901	162,013
Sumitomo Heavy Industries, Ltd.	9,010	52,450
Sumitomo Metal Industries, Ltd.	61,423	111,544
Sumitomo Mitsui Financial Group	25,700	715,004
Sumitomo Realty &
Development Company, Ltd.	7,124	124,566
Sumitomo Rubber Industries, Inc.	2,700	32,376
Suruga Bank, Ltd.	3,886	34,754
Suzuken Company, Ltd.	1,177	32,606
Suzuki Motor Corp.	6,700	138,126
Sysmex Corp.	1,600	52,096
T&D Holdings, Inc.	11,400	106,050
Taisei Corp.	20,134	50,964
Taisho Pharmaceutical
Holdings Company, Ltd. (I)	600	46,242
Taiyo Nippon Sanso Corp.	5,181	36,107
Takashimaya Company, Ltd.	5,181	37,452
Takeda Pharmaceutical Company, Ltd.	15,051	661,118
TDK Corp.	2,132	94,265
Teijin, Ltd.	15,896	48,862
Terumo Corp.	3,097	145,683
The 77th Bank, Ltd.	7,477	32,225
The Bank of Yokohama, Ltd.	21,316	100,717
The Dai-ichi Life Insurance Company, Ltd.	167	163,929
The Hachijuni Bank, Ltd.	7,000	39,967
The Hiroshima Bank, Ltd.	9,000	41,814
The Japan Steel Works, Ltd.	7,000	48,574
The Tokyo Electric Power Company, Inc. (I)	27,633	65,649
THK Company, Ltd.	2,519	49,494
Tobu Railway Company, Ltd.	20,248	103,344
Toho Company, Ltd.	2,267	40,380
Toho Gas Company, Ltd.	8,000	50,929
Tohoku Electric Power Company, Inc.	9,020	86,676
Tokio Marine Holdings, Inc.	13,700	303,045
Tokyo Electron, Ltd.	3,168	160,952
Tokyo Gas Company, Ltd.	47,165	216,739
Tokyu Corp.	20,134	99,076
Tokyu Land Corp.	6,829	25,781
TonenGeneral Sekiyu KK	5,829	63,641
Toppan Printing Company, Ltd.	10,010	73,524
Toray Industries, Inc.	28,611	204,606
Toshiba Corp.	76,289	311,540
Tosoh Corp.	6,772	18,092
Toto, Ltd.	3,829	29,516
Toyo Seikan Kaisha, Ltd.	2,791	38,012
Toyo Suisan Kaisha, Ltd.	1,295	31,367
Toyoda Gosei Company, Ltd.	1,166	18,562
Toyota Boshoku Corp.	700	7,293
Toyota Industries Corp.	3,110	84,514
Toyota Motor Corp.	51,853	1,725,707
Toyota Tsusho Corp.	3,600	63,556
Trend Micro, Inc.	1,767	52,757
Tsumura & Company, Ltd.	1,300	38,319
Ube Industries, Ltd.	18,963	51,894
Unicharm Corp.	2,242	110,522
Ushio, Inc.	1,943	28,007
USS Company, Ltd.	457	41,301
West Japan Railway Company	3,300	143,371
Yahoo! Japan Corp.	255	82,061
Yakult Honsha Company, Ltd.	1,743	54,881
Yamada Denki Company, Ltd.	1,464	99,472
Yamaguchi Financial Group, Inc.	4,000	38,164
Yamaha Corp.	2,474	22,658
Yamaha Motor Company, Ltd.	4,809	60,748
Yamato Kogyo Company, Ltd.	300	8,602
Yamato Transport Company, Ltd.	7,720	129,976
Yamazaki Baking Company, Ltd.	1,591	20,887
Yaskawa Electric Corp.	4,000	34,005
Yokogawa Electric Corp. (I)	2,586	23,313
		37,815,144
Jersey, C.I. - 0.07%
Randgold Resources, Ltd.	1,788	182,707

The accompanying notes are an integral part of the financial statements.

35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Luxembourg - 0.30%
APERAM	912	$12,773
ArcelorMittal	16,336	298,061
Millicom International Cellular SA, ADR	1,371	137,283
Reinet Investments SCA (I)	2,087	37,095
Reinet Investments SCA, ADR (I)	7,937	13,910
SES SA	5,435	130,390
Tenaris SA	10,162	188,562
		818,074
Macau - 0.07%
Sands China, Ltd. (I)	46,400	131,509
Wynn Macau, Ltd.	26,443	65,843
		197,352
Malaysia - 0.82%
AirAsia BHD	21,700	25,752
Alliance Financial Group BHD	52,400	65,339
AMMB Holdings BHD	30,887	58,004
Asiatic Development BHD	15,000	40,710
Axiata Group BHD	41,100	66,434
Berjaya Corp. BHD (Kuala Lumpur Exchange)	35,700	10,744
Berjaya Sports Toto BHD	11,035	15,274
British American Tobacco Malaysia BHD	4,800	75,611
Bursa Malaysia BHD	8,000	16,891
CIMB Group Holdings BHD	84,100	197,110
DiGi.Com BHD	58,000	70,932
Gamuda BHD	24,200	25,830
Genting BHD	44,700	154,855
Guinness Anchor BHD	3,700	15,700
Hong Leong Bank BHD	8,160	28,027
Hong Leong Credit BHD	5,600	20,559
IJM Corp. BHD	16,910	30,092
IJM Land BHD	1,395	1,013
IOI Corp. BHD	77,466	131,280
KNM Group BHD	29,287	9,125
Kuala Lumpur Kepong BHD	8,250	59,001
Lafarge Malayan Cement BHD	9,360	20,680
Malayan Banking BHD	82,629	223,437
MISC BHD	26,280	45,279
MMC Corp. BHD	3,800	3,315
Parkson Holdings BHD	20,197	36,012
Petronas Chemicals Group BHD	41,700	81,423
Petronas Dagangan BHD	6,600	37,052
Petronas Gas BHD	8,100	38,837
PPB Group BHD	7,300	39,470
Public Bank BHD	1,526	6,443
Public Bank BHD - Foreign Market	21,000	87,400
Resorts World BHD	54,500	65,895
RHB Capital BHD	7,019	16,545
Sime Darby BHD	50,801	147,500
SP Setia BHD	15,900	19,300
Telekom Malaysia BHD	15,700	24,576
Tenaga Nasional BHD	32,250	59,950
UEM Land Holdings BHD (I)	36,187	27,543
UMW Holdings BHD	24,700	54,564
YTL Corp. BHD	72,930	34,003
YTL Power International BHD	82,365	46,273
		2,233,780
Mauritius - 0.01%
Essar Energy PLC (I)	6,906	18,257
Mexico - 1.07%
Alfa SAB de CV	5,936	64,696
America Movil SAB de CV, Series L	749,388	847,409
Cemex SAB de CV (I)	183,682	97,404
Coca-Cola Femsa SAB de CV, Series L	5,059	48,217
Fomento Economico Mexicano SA de CV	38,465	268,834
Fresnillo PLC	3,468	82,069
Grupo Aeroportuario del Pacifico SA
de CV, Series B	8,500	28,781
Grupo Bimbo SA de CV	37,152	75,876
Grupo Carso SAB de CV	15,484	37,493
Grupo Elektra SA de CV	1,800	180,584
Grupo Financiero Banorte SAB de CV	35,109	106,298
Grupo Financiero Inbursa SA	34,682	63,823
Grupo Mexico SAB de CV, Series B	76,139	200,186
Grupo Modelo SAB de CV	10,408	65,634
Grupo Televisa SA	42,743	180,073
Industrias Penoles SAB de CV	2,050	90,344
Kimberly-Clark de Mexico SAB de CV	8,426	45,829
Mexichem SAB de CV	16,491	51,643
Minera Frisco SAB de CV, Class A1 (I)	15,484	55,923
Urbi Desarrollos Urbanos SAB de CV (I)	17,600	20,028
Wal-Mart de Mexico SAB de CV	117,630	322,847
		2,933,991
Netherlands - 3.42%
Aegon NV (I)	34,800	138,613
Akzo Nobel NV	4,378	210,647
ASML Holding NV	8,082	338,710
Corio NV	1,373	59,445
Delta Lloyd NV	1,905	31,878
European Aeronautic Defence &
Space Company NV	7,610	236,756
Fugro NV	1,313	75,893
Heineken Holding NV	2,157	88,030
Heineken NV	5,191	239,645
ING Groep NV, ADR (I)	73,466	523,536
Koninklijke (Royal) KPN NV	29,785	355,602
Koninklijke Ahold NV	22,321	300,169
Koninklijke Boskalis Westinster NV	1,130	41,465
Koninklijke DSM NV	2,864	132,707
Koninklijke Philips Electronics NV	18,724	392,372
Koninklijke Vopak NV	1,450	76,393
QIAGEN NV (I)	5,180	71,330
Randstad Holdings NV	2,069	60,905
Reed Elsevier NV	13,543	157,514
Royal Dutch Shell PLC, B Shares	51,158	1,946,879
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	70,377	2,587,244
SBM Offshore NV	2,842	58,420
TNT Express NV	5,933	44,214
Unilever NV	31,604	1,085,329
Wolters Kluwer NV	5,659	97,434
		9,351,130
New Zealand - 0.07%
Auckland International Airport, Ltd.	12,000	23,537
Chorus, Ltd. (I)	6,318	15,344
Contact Energy, Ltd. (I)	4,753	19,496
Fletcher Building, Ltd. (New
Zealand Exchange)	15,839	75,657
Sky City Entertainment Group, Ltd.	6,852	18,327
Telecom Corp. of New Zealand, Ltd.	31,592	50,554
		202,915
Norway - 0.53%
Aker Solutions ASA	3,681	38,503
BW Offshore, Ltd.	6,480	10,193
DNB ASA	20,289	198,247
Gjensidige Forsikring ASA	4,167	48,268

The accompanying notes are an integral part of the financial statements.

36

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Kvaerner ASA (I)	3,681	$5,999
Norsk Hydro ASA	23,981	111,034
Orkla ASA	16,158	120,253
Statoil ASA	21,233	543,822
Telenor ASA	13,794	225,683
Yara International ASA	3,500	140,199
		1,442,201
Peru - 0.23%
Compania de Minas Buenaventura SA	3,833	142,147
Credicorp SA	2,108	230,299
Credicorp, Ltd., ADR	50	5,474
Southern Peru Copper Corp.	8,121	243,630
		621,550
Philippines - 0.16%
Ayala Corp.	2,827	20,072
Ayala Land, Inc.	163,200	56,736
Bank of the Philippine Islands	44,139	55,765
BDO Unibank, Inc.	4,786	6,446
Energy Development Corp.	207,938	29,941
Filinvest Land, Inc.	98,991	2,236
Globe Telecommunications, Inc.	830	21,477
Jollibee Foods Corp.	10,900	22,530
Manila Electric Company	5,957	33,632
Metropolitan Bank & Trust Company	17,121	26,637
Philippine Long Distance Telephone Company	1,120	65,141
SM Investments Corp.	4,340	57,891
SM Prime Holdings, Ltd.	136,479	41,407
		439,911
Poland - 0.27%
Asseco Poland SA	2,172	30,413
Bank Handlowy w Warszawie SA	326	6,383
Bank Millennium SA	12,341	13,521
Bank Pekao SA	2,114	86,092
Boryszew SA (I)	23,796	4,311
BRE Bank SA (I)	365	25,876
Cyfrowy Polsat SA (I)	6,360	24,820
Firma Oponiarska Debica SA	64	1,001
Getin Holding SA (I)	5,247	10,692
Globe Trade Centre SA (I)	3,523	9,436
Grupa Lotos SA (I)	722	4,848
KGHM Polska Miedz SA	3,252	103,485
Polish Oil & Gas Company	27,824	32,844
Polska Grupa Energetyczna SA	7,406	44,304
Polski Koncern Naftowy Orlen SA (I)	5,652	55,429
Powszechna Kasa Oszczednosci
Bank Polski SA	11,445	105,972
Powszechny Zaklad Ubezpieczen SA	969	86,540
Sygnity SA (I)	207	1,078
Telekomunikacja Polska SA	14,172	70,745
TVN SA	4,829	14,351
		732,141
Portugal - 0.13%
Banco Espirito Santo SA (L)	11,295	19,707
Cimpor-Cimentos de Portugal SA	2,459	16,919
Electricidade de Portugal SA	37,846	117,099
Galp Energia SGPS SA	3,215	47,308
Jeronimo Martins SGPS SA (I)	4,434	73,234
Portugal Telecom SGPS SA (L)	11,970	69,008
		343,275
Russia - 1.57%
Gazprom OAO, ADR (L)	104,750	1,118,835
Gazprom OAO, ADR (London Exchange)	3,680	39,130
Lukoil OAO, ADR	15,215	809,438
Mechel, ADR	2,396	20,366
MMC Norilsk Nickel OJSC, ADR	22,264	340,862
Mobile TeleSystems, ADR	9,447	138,682
NovaTek OAO, ADR	1,689	210,808
Novolipetsk Steel OJSC, ADR	976	19,169
Pharmstandard - Reg S GDR (I)	6,380	89,958
Rosneft Oil Company, GDR
(London Exchange) (I)	30,000	197,489
Sberbank of Russia, ADR (I)	40,000	397,600
Sistema JSFC - Reg S GDR	1,446	24,200
Surgutneftegaz, ADR (London Exchange)	20,930	165,138
Surgutneftegaz, ADR, Class B	21,410	108,977
Tatneft, ADR	9,856	291,738
Uralkali, GDR	6,000	216,000
VTB Bank OJSC, GDR	28,849	104,103
		4,292,493
Singapore - 1.12%
Ascendas Real Estate Investment Trust	35,395	49,962
Capitaland, Ltd.	63,587	108,043
CapitaMall Trust	30,552	39,977
City Developments, Ltd.	12,715	87,050
ComfortDelGro Corp., Ltd.	55,269	60,213
Cosco Corp. Singapore, Ltd.	42,000	28,271
DBS Group Holdings, Ltd.	33,871	300,041
Fraser and Neave, Ltd.	19,200	91,660
Genting Singapore PLC (I)	126,400	146,683
Golden Agri-Resources, Ltd.	210,085	115,483
Hutchison Port Holdings Trust	110,100	68,171
Jardine Cycle and Carriage, Ltd.	1,924	71,447
K-Green Trust	6,562	4,583
Keppel Corp., Ltd.	29,491	210,821
Keppel Land, Ltd.	16,705	28,502
Neptune Orient Lines, Ltd.	15,133	13,083
Olam International, Ltd.	23,293	38,102
Oversea-Chinese Banking Corp., Ltd.	52,502	316,134
SembCorp Industries, Ltd.	17,415	54,190
SembCorp Marine, Ltd.	13,706	40,199
Singapore Airlines, Ltd.	9,880	77,237
Singapore Airport Terminal Services, Ltd.	10,132	16,775
Singapore Exchange, Ltd.	16,601	78,284
Singapore Press Holdings, Ltd.	30,059	85,433
Singapore Technologies Engineering, Ltd.	39,202	81,185
Singapore Telecommunications, Ltd.	150,430	358,540
Suntec Real Estate Investment Trust	191	158
United Overseas Bank, Ltd.	25,678	301,554
UOL Group, Ltd.	7,568	23,285
Wilmar International, Ltd.	40,000	154,085
		3,049,151
South Africa - 1.80%
ABSA Group, Ltd.	6,306	109,947
Adcock Ingram Holdings, Ltd.	4,907	37,531
African Bank Investments, Ltd.	13,703	58,089
African Rainbow Minerals, Ltd.	2,145	45,379
Anglo Platinum, Ltd.	1,160	76,359
AngloGold Ashanti, Ltd.	7,147	303,622
Arrowhead Properties, Ltd. (I)	2,136	1,074
Arrowhead Properties, Ltd. (I)	2,136	1,503
Aspen Pharmacare Holdings, Ltd. (I)	4,269	51,085
Aveng, Ltd.	7,920	32,320
Bidvest Group, Ltd.	7,302	139,691
Discovery Holdings, Ltd., ADR	9,036	48,651

The accompanying notes are an integral part of the financial statements.

37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
FirstRand, Ltd.	59,334	$152,046
Gold Fields, Ltd.	16,000	245,407
Growthpoint Properties, Ltd.	30,364	69,728
Harmony Gold Mining Company, Ltd.	7,113	83,172
Hulamin, Ltd. (I)	156	164
Impala Platinum Holdings, Ltd.	10,178	210,764
Imperial Holdings, Ltd.	5,062	77,294
Investec, Ltd.	3,621	19,728
Kumba Iron Ore, Ltd.	1,658	102,325
Kumba Resources, Ltd.	2,168	44,956
Liberty Holdings, Ltd.	3,638	35,732
Massmart Holdings, Ltd.	1,777	37,131
Mittal Steel South Africa, Ltd.	3,365	28,522
MMI Holdings, Ltd.	10,014	21,210
MTN Group, Ltd.	32,401	575,464
Naspers, Ltd., ADR	7,296	318,089
Nedbank Group, Ltd.	3,976	71,268
Netcare, Ltd.	11,647	19,396
Northam Platinum, Ltd.	5,619	20,789
Pick’n Pay Stores, Ltd.	2,994	17,266
Pretoria Portland Cement Company, Ltd.	9,199	31,210
Redefine Income Fund, Ltd.	67,758	62,035
Remgro, Ltd.	8,783	128,797
Reunert, Ltd.	5,060	39,394
RMB Holdings, Ltd.	13,774	46,478
RMI Holdings	13,774	22,842
Sanlam, Ltd.	31,836	113,734
Sappi, Ltd. (I)	8,324	24,528
Sasol, Ltd.	10,376	494,872
Shoprite Holdings, Ltd.	8,525	143,589
Standard Bank Group, Ltd.	22,301	272,225
Steinhoff International Holdings, Ltd. (I)	27,133	77,035
Super Group, Ltd. (I)	289	385
Telkom SA, Ltd.	5,943	21,354
The Foschini Group, Ltd.	3,406	44,209
Tiger Brands, Ltd.	3,203	99,375
Trans Hex Group, Ltd. (I)	514	210
Truworths International, Ltd.	7,931	72,413
Vodacom Group, Ltd.	9,731	107,088
Woolworths Holdings, Ltd.	12,136	58,557
		4,916,032
South Korea - 3.44%
Amorepacific Corp. (I)	60	54,800
BS Financial Group, Inc. (I)	2,097	20,141
Cheil Industries, Inc. (I)	840	73,767
CJ CheilJedang Corp. (I)	120	30,177
Daelim Industrial Company, Ltd. (I)	480	37,496
Daewoo Engineering &
Construction Company, Ltd. (I)	6,620	60,742
Daewoo International Corp. (I)	836	21,002
Daewoo Securities Company, Ltd.	3,669	33,349
Daewoo Shipbuilding & Marine
Engineering Company, Ltd. (I)	1,710	36,275
DGB Financial Group, Inc. (I)	3,940	44,363
Dongbu Insurance Company, Ltd.	990	45,952
Dongkuk Steel Mill Company, Ltd. (I)	440	7,849
Doosan Corp.	370	45,997
Doosan Heavy Industries and
Construction Company, Ltd. (I)	580	32,828
Doosan Infracore Company, Ltd. (I)	4,030	62,749
E-Mart Company, Ltd. (I)	447	108,319
GS Engineering & Construction Corp. (I)	1,110	89,567
GS Holdings Corp. (I)	851	37,647
Hana Financial Group, Inc.	4,870	149,965
Hankook Tire Company, Ltd. (I)	1,190	46,620
Hanwha Chemical Corp. (I)	2,217	47,473
Hanwha Corp. (I)	840	24,216
Hite Holdings Company, Ltd. (I)	200	1,875
Honam Petrochemical Corp. (I)	230	60,106
Hynix Semiconductor, Inc. (I)	9,290	177,337
Hyosung Corp. (I)	390	18,219
Hyundai Department Store Company, Ltd. (I)	221	31,305
Hyundai Development Company (I)	1,140	16,662
Hyundai Engineering &
Construction Company, Ltd. (I)	990	60,617
Hyundai Heavy Industries Company, Ltd. (I)	920	206,185
Hyundai Mipo Dockyard Company, Ltd. (I)	143	13,961
Hyundai Mobis (I)	1,291	327,726
Hyundai Motor Company, Ltd. (I)	3,031	561,252
Hyundai Securities Company, Ltd.	2,435	18,322
Hyundai Steel Company (I)	1,100	91,578
Industrial Bank of Korea (I)	2,860	31,091
Kangwon Land, Inc. (I)	1,500	35,444
KB Financial Group, Inc. (I)	5,140	162,306
KB Financial Group, Inc., ADR	2,566	80,418
KCC Corp.	240	59,576
Kia Motors Corp.	3,510	203,496
Korea Electric Power Corp. (I)	3,830	85,018
Korea Electric Power Corp., ADR	3,533	38,792
Korea Exchange Bank (I)	4,620	29,532
Korea Gas Corp. (I)	1,230	44,556
Korea Investment Holdings Company, Ltd.	600	18,957
Korea Zinc Company, Ltd. (I)	133	35,178
Korean Air Lines Company, Ltd. (I)	1,139	43,011
Korean Reinsurance Company, Ltd.	15	195
KT Corp. (I)	2,633	81,528
KT Corp., ADR	1,397	21,849
KT&G Corp. (I)	2,410	170,309
Kumho Industrial Company, Ltd. (I)	120	764
LG Chem, Ltd. (I)	988	272,896
LG Corp. (I)	1,990	106,251
LG Display Company, Ltd. (I)	3,760	80,006
LG Display Company, Ltd., ADR	2,360	24,851
LG Electronics, Inc. (I)	2,265	145,788
LG Household & Health Care, Ltd. (I)	310	131,249
LG Innotek Company, Ltd. (I)	210	12,359
LG Uplus Corp. (I)	11,952	76,853
Lotte Confectionery Company, Ltd. (I)	44	65,239
Lotte Shopping Company, Ltd. (I)	170	50,141
LS Cable, Ltd. (I)	870	57,574
Mirae Asset Securities Company, Ltd.	875	24,122
NCSoft Corp. (I)	380	101,657
NHN Corp. (I)	828	151,685
OCI Company, Ltd. (I)	240	45,840
Pacific Corp. (I)	20	4,430
POSCO	1,242	411,520
S-Oil Corp.	850	74,223
S1 Corp. (I)	810	40,765
Samsung C&T Corp. (I)	2,810	167,218
Samsung Card Company, Ltd. (I)	1,490	50,315
Samsung Electro-Mechanics Company, Ltd. (I)	1,160	78,508
Samsung Electronics Company, Ltd.	2,132	1,958,297
Samsung Engineering Company, Ltd. (I)	600	105,126
Samsung Fire & Marine
Insurance Company, Ltd.	820	150,324
Samsung Heavy Industries Company, Ltd. (I)	3,350	81,524
Samsung SDI Company, Ltd. (I)	660	76,790
Samsung Securities Company, Ltd.	1,108	47,828
Samsung Techwin Company, Ltd. (I)	677	31,320

The accompanying notes are an integral part of the financial statements.

38

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Shinhan Financial Group Company, Ltd. (I)	8,575	$296,401
Shinsegae Company, Ltd. (I)	158	33,606
SK C&C Company, Ltd. (I)	340	34,539
SK Energy Company, Ltd. (I)	1,280	158,653
SK Holdings Company, Ltd. (I)	719	75,692
SK Networks Company, Ltd. (I)	3,090	27,191
SK Telecom Company, Ltd.	470	57,719
SK Telecom Company, Ltd., ADR	3,498	47,608
STX Pan Ocean Company, Ltd. (I)	3,650	19,295
Woongjin Conway Company, Ltd. (I)	1,930	61,419
Woori Finance Holdings Company, Ltd. (I)	4,570	37,361
Woori Investment & Securities Company, Ltd.	3,944	36,564
Yuhan Corp. (I)	350	38,729
		9,387,935
Spain - 2.18%
Abertis Infraestructuras SA	7,764	123,537
Acciona SA	409	35,273
Acerinox SA	1,561	19,922
ACS Actividades de Construccion
y Servicios SA (L)	2,925	86,585
Amadeus IT Holding SA, A Shares	3,903	63,051
Banco Bilbao Vizcaya Argentaria SA	93,595	804,424
Banco de Sabadell SA (L)	23,481	88,902
Banco de Valencia SA (I)	54	43
Banco Popular Espanol SA (L)	19,326	87,941
Banco Santander SA	166,329	1,256,673
Bankia Saubankia Sau (I)	16,798	78,072
Bankinter SA (L)	6,868	42,035
CaixaBank	16,032	78,394
Distribuidora Internacional
De Alimentacion SA (I)	10,956	49,453
EDP Renovaveis SA (I)	3,867	23,608
Enagas SA	3,245	59,822
Ferrovial SA	6,635	79,997
Fomento de Construcciones y Contratas SA (L)	432	11,192
Gas Natural SDG SA	5,987	102,459
Grifols SA (I)(L)	1,776	29,816
Grifols SA, B Shares (I)	177	1,924
Iberdrola SA	74,866	466,866
Inditex SA	4,113	336,045
Indra Sistemas SA (L)	1,823	23,106
Mapfre SA	15,725	49,700
Red Electrica De Espana	2,044	87,214
Repsol YPF SA	15,525	474,294
Telefonica SA	79,334	1,369,127
Zardoya Otis SA	2,239	30,617
Zeltia SA (I)	175	388
		5,960,480
Sweden - 1.94%
Alfa Laval AB	4,804	90,612
Assa Abloy AB, Series B	5,647	141,420
Atlas Copco AB, Series A (I)	14,141	302,719
Atlas Copco AB, Series B (I)	8,309	157,233
Boliden AB	6,000	87,010
CDON Group AB (I)	1,128	6,180
Electrolux AB	5,064	80,341
Getinge AB, Series B	2,912	73,563
Hennes & Mauritz AB, B Shares	19,548	627,230
Holmen AB, Series B	371	10,648
Husqvarna AB, B Shares	6,017	27,649
Investor AB, B Shares	8,347	155,105
Kinnevik Investment AB	3,496	68,041
Loomis AB	1,539	22,101
Lundin Petroleum AB (I)	4,219	103,515
Modern Times Group AB, B Shares	1,128	53,702
Nordea Bank AB	50,017	386,127
Ratos AB	3,992	46,667
Sandvik AB	21,292	259,783
Scania AB, Series B	4,952	73,061
Securitas AB, Series B	3,499	30,162
Skandinaviska Enskilda Banken AB, Series A	26,041	151,339
Skanska AB, Series B	9,559	157,647
SKF AB, B Shares	8,152	172,116
SSAB AB, Series A	2,022	17,699
Svenska Cellulosa AB (B Shares)	10,381	153,675
Svenska Handelsbanken AB, Series A	9,144	240,142
Swedbank AB, Class A	16,866	218,031
Swedish Match AB	4,653	165,137
Tele2 AB, Series B	3,680	71,527
Telefonaktiebolaget LM Ericsson, B Shares	57,711	586,220
Teliasonera AB	40,546	274,690
Volvo AB, Series B	26,104	283,792
		5,294,884
Switzerland - 6.16%
ABB, Ltd. (I)	42,403	797,729
Actelion, Ltd. (I)	2,203	75,327
Adecco SA (I)	2,684	111,863
Aryzta AG	1,799	86,800
Baloise Holding AG	1,076	73,471
Barry Callebaut AG (I)	34	33,465
Cie Financiere Richemont SA	9,960	501,512
Credit Suisse Group AG (I)	21,495	504,359
GAM Holding, Ltd. (I)	4,378	47,312
Geberit AG (I)	867	166,907
Givaudan AG (I)	182	172,742
Glencore International PLC (L)	17,309	105,102
Holcim, Ltd. (I)	4,745	253,501
Julius Baer Group, Ltd. (I)	4,600	178,903
Kuehne & Nagel International AG	1,176	131,622
Lindt & Spruengli AG	18	53,500
Lindt & Spruengli AG - REG	3	100,143
Lonza Group AG (I)	971	57,138
Nestle SA	65,885	3,782,643
Novartis AG	45,162	2,579,939
Pargesa Holding SA, ADR	557	36,308
Partners Group Holding AG	253	44,072
Roche Holdings AG	13,584	2,297,293
Schindler Holding AG	1,052	122,094
Schindler Holding AG - REG	494	57,240
SGS SA	120	198,134
Sika AG (I)	46	86,430
Sonova Holding AG (I)	1,149	120,159
STMicroelectronics NV	12,348	72,929
Straumann Holding AG	186	32,087
Sulzer AG	500	53,210
Swiss Life Holding (I)	652	59,618
Swiss Re, Ltd. (I)	6,812	346,926
Swisscom AG	511	193,197
Syngenta AG (I)	1,805	531,243
The Swatch Group AG	919	61,024
The Swatch Group AG, BR Shares	571	212,744
Transocean, Ltd.	6,746	260,423
UBS AG (Swiss Exchange) (I)	70,095	832,609
Wolseley PLC	5,282	174,095
Xstrata PLC	39,790	599,193
Zurich Financial Services AG (I)	2,744	619,637
		16,824,643

The accompanying notes are an integral part of the financial statements.

39

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan - 2.14%
Acer, Inc.	53,424	$61,897
Advanced Semiconductor Engineering, Inc.	101,707	86,826
Advantech Company, Ltd.	1,811	5,006
Asia Cement Corp.	34,401	38,558
Asia Optical Company, Inc. (I)	79	62
Asustek Computer, Inc.	14,952	106,403
AU Optronics Corp.	163,827	70,153
Catcher Technology Company, Ltd.	8,184	37,951
Cathay Financial Holdings Company, Ltd.	137,462	148,302
Chang Hwa Commercial Bank, Ltd.	74,120	40,168
Cheng Shin Rubber Industry Company, Ltd.	18,902	40,861
Cheng UEI Precision Industry Company, Ltd.	6,881	13,423
Chimei Innolux Corp. (I)	88,017	35,385
China Airlines, Ltd.	24,472	10,653
China Development Financial Holdings Corp.	176,441	49,958
China Motor Company, Ltd.	65	59
China Steel Corp.	214,324	203,910
Chinatrust Financial Holding Company, Ltd.	205,704	128,271
Chunghwa Telecom Company, Ltd.	72,148	238,196
Compal Communications, Inc.	512	768
Compal Electronics, Inc.	79,764	79,401
D-Link Corp.	361	244
Delta Electronics, Inc.	32,331	76,880
E.Sun Financial Holding Company, Ltd.	47,756	20,567
Epistar Corp.	10,064	21,356
Eternal Chemical Company, Ltd.	4,064	3,159
EVA Airways Corp.	23,623	14,965
Evergreen Marine Corp.	8,799	4,440
Everlight Electronics Company, Ltd.	6,535	11,363
Far Eastern Department Stores Company, Ltd.	18,800	22,118
Far Eastern New Century Corp.	59,354	68,861
Far EasTone
Telecommunications Company, Ltd.	16,159	30,347
First Financial Holding Company, Ltd.	102,577	60,131
Formosa Chemicals & Fibre Corp.	59,740	157,386
Formosa Petrochemical Corp.	24,720	76,568
Formosa Plastics Corp.	75,160	200,303
Formosa Taffeta Company, Ltd.	5,000	4,627
Foxconn Technology Company, Ltd.	13,139	41,840
Fubon Financial Holding Company, Ltd.	105,828	112,036
Hon Hai Precision Industry Company, Ltd.	172,166	470,496
HTC Corp.	13,997	229,131
Hua Nan Financial Holdings Company, Ltd.	71,166	38,443
Inotera Memories, Inc. (I)	428	71
Inventec Company, Ltd.	25,024	9,163
KGI Securities Company, Ltd.	30,594	10,892
Kinsus Interconnect Technology Corp.	1,035	2,742
Largan Precision Company, Ltd.	1,143	21,344
Lite-On Technology Corp.	38,653	43,517
Macronix International Company, Ltd.	47,677	19,015
MediaTek, Inc.	20,340	186,403
Mega Financial Holding Company, Ltd.	149,420	99,715
Mitac International Corp.	2,814	858
Mosel Vitelic, Inc. (I)	428	58
Motech Industries, Inc.	5,012	8,785
Nan Ya Plastics Corp.	89,240	177,385
Nan Ya Printed Circuit Board Corp.	1,188	2,409
Novatek Microelectronics Corp., Ltd.	7,361	18,411
Pan-International Industrial	324	250
Pegatron Corp.	32,989	35,836
Pou Chen Corp.	36,641	30,037
Powertech Technology, Inc.	13,149	27,825
President Chain Store Corp.	7,496	40,824
Quanta Computer, Inc.	39,771	83,654
Realtek Semiconductor Corp.	5,882	8,598
Richtek Technology Corp.	2,425	10,033
Shin Kong Financial Holding Company, Ltd. (I)	95,063	26,934
Siliconware Precision Industries Company	54,855	49,075
SinoPac Holdings Company, Ltd.	101,171	30,748
Synnex Technology International Corp.	23,741	57,256
Taishin Financial Holdings Company, Ltd.	64,223	22,248
Taiwan Cement Corp.	60,781	70,433
Taiwan Cooperative Financial Holding (I)	41,567	24,985
Taiwan Fertilizer Company, Ltd.	13,000	30,210
Taiwan Glass Industrial Corp.	10,770	11,077
Taiwan Mobile Company, Ltd. (I)	32,257	100,689
Taiwan Semiconductor
Manufacturing Company, Ltd.	416,227	1,040,893
Tatung Company, Ltd. (I)	21,486	5,393
Teco Electric & Machinery Company, Ltd.	16,000	9,426
Transcend Information, Inc.	6,608	17,261
Tripod Technology Corp.	4,110	9,908
Tung Ho Steel Enterprise Corp.	8,132	7,140
U-Ming Marine Transport Corp.	5,000	7,406
Uni-President Enterprises Corp.	73,458	107,189
Unimicron Technology Corp.	20,604	24,210
United Microelectronics Corp.	258,313	108,161
Wafer Works Corp.	140	86
Walsin Lihwa Corp.	28,000	8,048
Wan Hai Lines, Ltd.	5,512	2,665
Wistron Corp.	33,669	42,561
Ya Hsin Industrial Company, Ltd. (I)	22,000	0
Yang Ming Marine Transport Corp.	3,348	1,336
Yuanta Financial Holdings Company, Ltd. (I)	179,932	91,638
Yulon Motor Company, Ltd.	17,510	30,035
Zinwell Corp.	904	980
		5,837,288
Thailand - 0.50%
Advanced Info Service PCL	16,600	73,924
Bangkok Bank PCL	6,300	30,642
Bangkok Bank PCL (Foreign Shares)	14,800	76,909
Bank of Ayudhya PCL	99,000	69,605
Banpu PCL	4,100	70,938
BEC World PCL	25,900	36,941
Charoen Pokphand Foods PCL	69,900	73,113
CP ALL PCL	56,395	92,502
Electricity Generating PCL	800	2,441
Glow Energy PCL	13,200	23,848
IRPC PCL	214,900	27,791
Kasikornbank PCL	11,700	45,229
Kasikornbank PCL (Foreign Shares)	22,800	89,944
Krung Thai Bank PCL	79,500	37,545
PTT Exploration & Production PCL	24,200	129,246
PTT Global Chemical PCL (I)	30,220	58,429
PTT PCL (Foreign Shares)	18,200	183,442
Siam Cement PCL (Foreign Shares)	5,000	57,895
Siam City Cement PCL	1,800	14,719
Siam Commercial Bank PCL	25,500	94,160
Thai Oil PCL	33,400	61,928
Total Access Communication PCL	10,000	22,029
		1,373,220
Turkey - 0.26%
Adana Cimento Sanayii Turk Anonim Sirketi
AS, Class A	685	1,219
Akbank AS	24,726	78,423
Akcansa Cimento AS	635	2,300
Aksigorta AS (I)	3,270	2,815
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,129	37,674

The accompanying notes are an integral part of the financial statements.

40

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Asya Katilim Bankasi AS (I)	1,627	$1,363
BIM Birlesik Magazalar AS	1,275	35,348
Coca-Cola Icecek AS	502	5,981
Enka Insaat ve Sanayi AS	17,520	37,918
Eregli Demir ve Celik Fabrikalari TAS	18,543	32,103
HACI Omer Sabanci Holding AS	7,225	20,589
Is Gayrimenkul Yatirim Ortakligi AS	3,602	1,899
KOC Holdings AS	14,973	44,914
Tupras Turkiye Petrol Rafinerileri AS	2,088	44,068
Turk Telekomunikasyon AS	9,035	33,497
Turkcell Iletisim Hizmetleri AS (I)	13,561	63,666
Turkiye Garanti Bankasi AS	44,592	138,614
Turkiye Halk Bankasi AS	4,523	23,589
Turkiye Is Bankasi	31,745	55,363
Turkiye Vakiflar Bankasi Tao	22,351	28,854
Yapi ve Kredi Bankasi AS (I)	13,970	19,829
		710,026
Ukraine - 0.01%
Kernel Holding SA (I)	818	16,459
United Kingdom - 13.03%
3i Group PLC	19,182	53,650
Admiral Group PLC	3,491	46,129
Aggreko PLC	5,642	175,990
AMEC PLC	7,370	103,403
Anglo American PLC	25,094	924,861
Antofagasta PLC	8,358	156,485
ARM Holdings PLC	25,810	237,941
Associated British Foods PLC	6,391	109,796
AstraZeneca PLC	25,488	1,180,600
Aviva PLC	57,400	266,467
Babcock International Group PLC	6,504	73,993
BAE Systems PLC	64,062	282,459
Balfour Beatty PLC	12,644	51,791
Barclays PLC	224,929	609,326
BG Group PLC	64,290	1,371,133
BHP Billiton PLC	40,056	1,164,671
BP PLC	362,754	2,586,891
British American Tobacco PLC	37,715	1,788,278
British Land Company PLC	16,277	116,388
British Sky Broadcasting Group PLC	21,082	239,562
BT Group PLC	146,621	432,982
Bunzl PLC	6,738	92,198
Burberry Group PLC	7,977	145,981
Cairn Energy PLC (I)	29,660	121,934
Capital Shopping Centres Group PLC	12,534	60,557
Carnival PLC	3,504	115,129
Centrica PLC	98,032	439,978
Cobham PLC	20,632	58,542
Compass Group PLC	36,928	349,650
Diageo PLC	48,106	1,049,717
Enquest PLC (I)	3,012	4,438
Eurasian Natural Resources Corp.	3,860	37,841
G4S PLC	27,004	113,662
GKN PLC	29,822	84,272
GlaxoSmithKline PLC	96,236	2,194,433
Hammerson PLC	12,492	69,534
HSBC Holdings PLC	338,608	2,570,447
ICAP PLC	8,381	45,088
Imperial Tobacco Group PLC	19,444	734,980
Inmarsat PLC	10,139	63,472
Intercontinental Hotels Group PLC	5,311	94,994
International Consolidated
Airlines Group SA (I)	16,420	36,816
International Personal Finance PLC	84	223
International Power PLC	32,378	169,388
Intertek Group PLC	3,381	106,445
Invensys PLC	13,036	42,506
Investec PLC	11,830	62,036
ITV PLC	83,221	87,749
J Sainsbury PLC	26,564	124,805
Johnson Matthey PLC	4,395	125,143
Kazakhmys PLC	4,060	57,997
Kingfisher PLC	45,532	177,017
Ladbrokes PLC	221	446
Land Securities Group PLC	14,415	141,725
Legal & General Group PLC	112,130	178,004
Lloyds Banking Group PLC (I)	779,419	311,309
London Stock Exchange Group PLC	2,110	26,011
Lonmin PLC, ADR	3,285	49,690
Man Group PLC	30,604	59,359
Marks & Spencer Group PLC	30,655	147,887
National Grid PLC	66,179	642,077
Next PLC	3,484	147,984
Old Mutual PLC	102,002	213,467
Pearson PLC	15,729	294,566
Petrofac, Ltd.	5,495	122,713
Prudential PLC	48,505	477,944
Reckitt Benckiser Group PLC	11,987	590,699
Reed Elsevier PLC	22,346	180,200
Resolution, Ltd.	26,339	102,388
Rexam PLC	16,219	88,752
Rio Tinto PLC	26,531	1,283,954
Rolls-Royce Holdings PLC (I)	35,250	407,154
Royal Bank of Scotland Group PLC (I)	362,567	114,943
RSA Insurance Group PLC	68,101	110,775
SABMiller PLC	18,184	637,491
Schroders PLC	1,434	29,141
Scottish & Southern Energy PLC	17,661	353,806
Segro PLC	11,542	37,329
Serco Group PLC	8,934	65,694
Severn Trent PLC	5,025	116,501
Smith & Nephew PLC	18,840	182,558
Smiths Group PLC	8,293	117,304
Standard Chartered PLC	45,670	994,351
Standard Life PLC	43,496	138,685
Tate & Lyle PLC	8,861	96,750
Tesco PLC	154,652	968,131
The Capita Group PLC	13,115	127,899
The Sage Group PLC	23,620	107,786
The Weir Group PLC	4,214	132,203
TUI Travel PLC	6,959	17,859
Tullow Oil PLC	17,144	372,655
Unilever PLC	24,457	820,933
United Utilities Group PLC	12,980	122,090
Vedanta Resources PLC	2,400	37,554
Vodafone Group PLC	964,028	2,676,489
Whitbread PLC	3,789	91,924
WM Morrison Supermarket PLC	44,142	223,083
		35,570,031
United States - 0.15%
Brookfield Office Properties, Inc.	5,034	78,913
Meggitt PLC (I)	14,735	80,631
Sims Group, Ltd.	2,467	31,986
Southern Copper Corp.	264	7,968
Synthes, Inc.	1,295	216,771
		416,269
TOTAL COMMON STOCKS (Cost $250,174,695)		$256,851,430
The accompanying notes are an integral part of the financial statements.

41

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES - 2.36%
Brazil - 1.94%
AES Tiete SA	3,400	48,997
Banco Bradesco SA	36,535	602,306
Banco do Estado do Rio Grande do Sul SA	4,032	43,233
Bradespar SA	4,600	78,153
Brasil Telecom SA	10,204	59,520
Braskem SA, A Shares	4,100	28,136
Centrais Eletricas Brasileiras SA	4,300	61,898
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,536	91,093
Cia Paranaense de Energia	1,700	35,454
Companhia de Bebidas das Americas	14,219	513,035
Companhia de Gas de Sao Paulo	600	14,089
Companhia de Transmissao de Energia
Eletrica Paulista	1,616	50,241
Companhia Energetica de Minas Gerais	9,429	168,183
Companhia Energetica de Sao Paulo	2,583	45,768
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	1,351	26,437
Gerdau SA	17,000	132,154
Investimentos Itau SA	53,101	321,125
Itau Unibanco Holding SA	45,900	836,425
Klabin SA	16,000	68,624
Lojas Americanas SA	5,911	45,317
Metalurgica Gerdau SA	5,500	52,811
Petroleo Brasileiro SA	72,951	840,486
Suzano Papel e Celulose SA	2,375	8,582
Tam SA	1,749	33,475
Tele Norte Leste Participacoes SA	7,300	68,724
Telefonica Brasil SA	5,054	140,626
Telemar Norte Leste SA	1,600	38,412
Usinas Siderurgicas de Minas Gerais SA	10,150	55,233
Vale SA	38,500	780,630
		5,289,167
Germany - 0.31%
Bayerische Motoren Werke (BMW) AG	1,201	56,811
Henkel AG & Company KGaA	3,446	198,864
Porsche Automobil Holding SE	2,904	155,408
RWE AG	824	27,123
Volkswagen AG	2,749	411,083
		849,289
Malaysia - 0.00%
Malaysian Airline System BHD	2,300	682
South Korea - 0.11%
Hyundai Motor Company, Ltd. -2nd Preferred	560	32,767
Hyundai Securities Company	980	7,231
Samsung Electronics Company, Ltd.	440	255,012
		295,010
TOTAL PREFERRED SECURITIES (Cost $4,476,230)		$6,434,148

STAPLED UNITS - 0.00%
Hong Kong - 0.00%
HKT Trust and HKT Ltd.	1,934	1,136
TOTAL STAPLED UNITS (Cost $1,109)		$1,136

WARRANTS - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date:
07/23/2012, Strike Price: SGD 0.54) (I)	12,210	$1,534
Kinross Gold Corp. (Expiration Date:
09/17/2014, Strike Price: $21.30) (I)	605	861
TOTAL WARRANTS (Cost $2,883)		$2,395

SECURITIES LENDING COLLATERAL - 5.24%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,430,137	$14,311,091
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,310,123)		$14,311,091

SHORT-TERM INVESTMENTS - 1.70%
Money Market Funds - 1.70%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, 0.1600% (Y)	4,634,599	4,634,599
TOTAL SHORT-TERM INVESTMENTS (Cost $4,634,599)		$4,634,599
Total Investments (International Equity Index Trust B)
(Cost $273,599,639) - 103.36%		$282,234,799
Other assets and liabilities, net - (3.36%)		(9,162,030)
TOTAL NET ASSETS - 100.00%		$273,072,769

International Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.60%
Australia - 8.31%
AGL Energy, Ltd.	92,538	$1,354,968
Alumina, Ltd.	489,567	556,916
Amcor, Ltd.	246,198	1,813,610
AMP, Ltd.	563,995	2,343,394
Asciano, Ltd.	201,613	928,425
Australia & New Zealand Banking Group, Ltd.	527,224	11,048,522
Australian Stock Exchange, Ltd.	35,156	1,098,265
Bendigo and Adelaide Bank, Ltd.	73,768	605,014
BHP Billiton, Ltd.	644,114	22,736,326
BlueScope Steel, Ltd.	189	78
Boral, Ltd.	146,444	538,140
Brambles, Ltd.	296,776	2,169,857
Caltex Australia, Ltd.	26,754	321,500
Campbell Brothers, Ltd.	13,545	677,725
CFS Gandel Retail Trust	370,351	637,625
Coca-Cola Amatil, Ltd.	114,056	1,342,377
Cochlear, Ltd.	11,398	723,659
Commonwealth Bank of Australia	312,606	15,709,443
Computershare, Ltd.	89,151	729,443
Crown, Ltd.	94,545	781,366
CSL, Ltd.	105,273	3,445,434
Dexus Property Group	970,861	824,458
Echo Entertainment Group, Ltd. (I)	138,035	506,120
Fortescue Metals Group, Ltd.	249,795	1,094,399
Goodman Group	1,409,410	820,305
GPT Group	350,789	1,100,571
Harvey Norman Holding, Ltd.	105,042	196,787
Iluka Resources, Ltd.	83,984	1,326,899
Incitec Pivot, Ltd.	326,732	1,036,672
John Fairfax Holdings, Ltd. (L)	442,366	325,094
Leighton Holdings, Ltd. (L)	30,384	590,469
Lend Lease Corp.	108,833	795,583
Lynas Corp., Ltd. (I)	343,770	367,815
Macquarie Group, Ltd.	69,860	1,698,047
Metcash, Ltd.	154,294	637,072
Mirvac Group	685,514	826,990
National Australia Bank, Ltd.	441,444	10,523,963
Newcrest Mining, Ltd.	153,426	4,647,705
NRMA Insurance Group, Ltd.	417,255	1,269,778
OneSteel, Ltd., ADR	264,167	189,288
The accompanying notes are an integral part of the financial statements.

42

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Orica, Ltd.	73,010	$1,810,897
Origin Energy, Ltd.	213,612	2,902,979
Oxiana, Ltd.	64,980	663,392
Paladin Resources, Ltd. (I)	67	94
Qantas Airways, Ltd. (I)	222,483	331,748
QBE Insurance Group, Ltd.	219,173	2,901,759
QR National, Ltd.	342,598	1,196,679
Ramsay Health Care, Ltd.	26,359	519,303
Rio Tinto, Ltd.	87,389	5,408,848
Santos, Ltd.	189,129	2,362,663
Sonic Healthcare, Ltd.	74,328	856,363
SP Ausnet	285,903	274,625
Stockland	478,004	1,557,614
Suncorp-Metway, Ltd.	258,096	2,207,906
Sydney Airport	73,823	200,658
TABCORP Holdings, Ltd.	136,597	381,009
Tattersall’s, Ltd.	264,535	659,364
Telstra Corp., Ltd.	873,250	2,972,377
Toll Holdings, Ltd.	135,371	583,211
Transurban Group, Ltd.	261,885	1,504,011
Wesfarmers, Ltd.	201,493	6,072,069
Wesfarmers, Ltd. (Price Protected Shares)	206	6,260
Westfield Group	439,867	3,515,111
Westfield Retail Trust	582,113	1,480,805
Westpac Banking Corp.	607,725	12,404,649
Woodside Petroleum, Ltd.	127,287	3,979,090
Woolworths, Ltd.	244,001	6,258,720
WorleyParsons, Ltd.	38,782	1,016,038
		162,368,344
Austria - 0.23%
Erste Group Bank AG (I)	37,927	664,267
Immoeast AG	77,994	0
IMMOFINANZ AG (I)	188,345	567,288
OMV AG	32,800	996,229
Raiffeisen Bank International AG (L)	9,637	249,303
Telekom Austria AG	66,589	797,516
Verbund AG, Class A	13,455	360,392
Voestalpine AG	22,023	619,664
Wiener Staedtische Allgemeine
Versicherung AG	7,594	300,473
		4,555,132
Belgium - 0.92%
Ageas	443,949	687,768
Anheuser-Busch InBev NV	161,010	9,833,292
Bekaert SA (I)(L)	7,691	245,480
Belgacom SA	30,506	954,911
Colruyt SA	15,200	574,262
Delhaize Group SA	20,426	1,145,278
Dexia SA (I)	119	46
Groupe Bruxelles Lambert SA	16,201	1,076,421
KBC Bancassurance Holding NV	31,825	399,604
Mobistar SA (I)	5,955	311,038
Solvay SA	11,893	975,597
UCB SA	20,236	849,351
Umicore SA	22,872	941,694
		17,994,742
Bermuda - 0.11%
Seadrill, Ltd.	65,869	2,198,007
China - 0.03%
Foxconn International Holdings, Ltd. (I)	428,000	275,093
Yangzijiang Shipbuilding Holdings, Ltd.	380,000	265,882
		540,975
Cyprus - 0.00%
Bank of Cyprus PLC	170	134
Denmark - 1.02%
A P Moller Maersk A/S	112	696,373
A P Moller Maersk A/S, Series A	263	1,730,599
Carlsberg A/S	21,451	1,515,020
Coloplast A/S	4,567	655,579
Danske Bank A/S (I)	130,788	1,665,573
DSV A/S, ADR	40,903	731,254
Novo Nordisk A/S	85,293	9,812,591
Novozymes A/S, B shares	45,729	1,408,216
TDC A/S	74,412	595,492
TrygVesta A/S	4,922	272,806
Vestas Wind Systems A/S (I)(L)	40,848	439,172
William Demant Holdings A/S (I)	4,619	383,480
		19,906,155
Finland - 0.81%
Elisa OYJ, Class A	28,353	590,429
Fortum OYJ	89,055	1,894,722
Kesko OYJ	13,424	450,059
Kone OYJ	31,228	1,615,335
Metso OYJ	25,632	944,550
Neste Oil OYJ	25,262	254,128
Nokia OYJ	751,048	3,629,276
Nokian Renkaat OYJ	22,088	708,745
Orion OYJ, Series B	19,106	371,757
Outokumpu OYJ	6	39
Pohjola Bank OYJ	27,276	263,957
Rautaruukki OYJ	26	239
Sampo OYJ	84,247	2,087,427
Sanoma OYJ (L)	16,132	184,570
Stora Enso OYJ, Series R (L)	116,606	694,639
UPM-Kymmene OYJ	105,267	1,153,768
Wartsila OYJ	33,627	967,646
		15,811,286
France - 8.38%
Accor SA	29,588	745,661
Aeroports de Paris	6,956	475,407
Air Liquide SA	56,902	7,032,298
Alcatel-Lucent (I)(L)	465,282	725,356
Alstom SA	41,348	1,246,914
Arkema SA	11,103	784,381
Atos Origin SA	9,922	434,116
AXA SA	349,071	4,498,633
BioMerieux SA	1	71
BNP Paribas SA	193,778	7,586,038
Bouygues SA	37,887	1,188,725
Bureau Veritas SA	10,957	796,518
Cap Gemini SA	29,676	923,074
Carrefour SA	115,812	2,632,231
Casino Guichard Perrachon SA	11,050	928,575
Christian Dior SA	10,938	1,292,803
Cie de Saint-Gobain	80,562	3,087,448
Cie Generale d’Optique
Essilor International SA	40,333	2,843,638
Cie Generale de Geophysique-Veritas (I)	28,937	673,321
Cie Generale des Etablissements Michelin	36,099	2,122,196
CNP Assurances SA	29,845	369,167
Credit Agricole SA (I)(L)	200,381	1,127,408
Danone SA	117,121	7,356,717
Dassault Systemes SA	12,121	970,524
Edenred	31,715	777,534
EDF SA	48,513	1,175,842
Eiffage SA	7,992	192,559

The accompanying notes are an integral part of the financial statements.

43

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Eramet	6	$729
Eurazeo	6,347	224,757
Eutelsat Communications	19,872	773,946
Fonciere Des Regions	5,433	347,654
France Telecom SA	371,837	5,819,151
GDF Suez	248,330	6,753,877
Gecina SA	4,345	364,965
Groupe Eurotunnel SA	108,106	732,918
ICADE	4,685	368,062
Iliad SA	3,842	473,902
Imerys SA	6,729	308,257
JCDecaux SA (I)	13,147	301,845
Klepierre SA	20,927	594,539
L’Oreal SA	48,216	5,031,774
Lafarge SA	40,325	1,408,948
Lagardere SCA	23,676	622,514
Legrand SA, ADR	44,892	1,438,136
LVMH Moet Hennessy Louis Vuitton SA	50,968	7,180,808
Metropole Television SA	22	327
Natixis	185,432	465,176
Neopost SA (L)	6,607	443,876
Pernod-Ricard SA	39,819	3,685,489
Peugeot SA	30,496	475,543
PPR	15,262	2,182,672
Publicis Groupe SA	28,853	1,324,199
Renault SA	38,547	1,328,647
Safran SA	33,459	1,000,107
Sanofi	229,872	16,819,964
Schneider Electric SA	98,184	5,131,176
SCOR SE	34,685	808,172
Societe BIC SA	5,766	510,509
Societe Generale SA (I)	132,302	2,936,314
Societe Television Francaise	23,209	225,587
Sodexo	18,912	1,356,800
Suez Environnement SA	56,096	644,109
Technip SA	19,901	1,860,007
Thales SA	20,294	638,558
Total SA-Strip VVPR	425,734	21,729,886
Unibail-Rodamco SE	18,436	3,299,583
Vallourec SA	22,692	1,466,652
Veolia Environnement SA	72,934	803,198
Vinci SA	90,517	3,949,084
Vivendi SA	250,096	5,459,858
Wendel SA	6,589	437,101
		163,716,531
Germany - 7.10%
Adidas AG	41,965	2,729,564
Allianz SE	91,159	8,712,131
Axel Springer AG	7,845	337,123
BASF SE	184,217	12,847,519
Bayer AG	165,862	10,604,007
Bayerische Motoren Werke (BMW) AG	66,402	4,439,320
Beiersdorf AG	20,224	1,146,954
Brenntag AG	6,716	623,905
Celesio AG	16,853	266,975
Commerzbank AG (I)(L)	717,794	1,208,856
Continental AG (I)	16,047	998,813
Daimler AG	181,666	7,974,445
Deutsche Bank AG	186,424	7,046,178
Deutsche Boerse AG (L)	36,834	2,055,596
Deutsche Boerse AG - New Shares (I)	2,285	119,795
Deutsche Lufthansa AG	45,901	545,621
Deutsche Post AG	169,741	2,609,711
Deutsche Telekom AG	563,334	6,463,119
E.ON AG	361,191	7,764,238
Fraport AG Frankfurt Airport
Services Worldwide	7,281	358,064
Fresenius Medical Care AG &
Company KGaA	41,893	2,846,469
Fresenius SE & Company KGaA	22,808	2,109,967
GEA Group AG	35,038	990,809
Hannover Rueckversicherung AG	12,108	600,567
HeidelbergCement AG	28,205	1,196,869
Henkel AG & Company, KGaA	26,163	1,266,406
Hochtief AG	8,498	491,543
Infineon Technologies AG	217,973	1,640,620
K&S AG	34,554	1,558,018
Kabel Deutschland Holding AG (I)	18,052	913,523
Lanxess AG	16,691	863,557
Linde AG	34,249	5,095,048
MAN SE	12,725	1,131,342
Merck KGaA	12,961	1,292,115
Metro AG	26,003	949,017
Muenchener Rueckversicherungs AG	35,971	4,412,176
RWE AG	83,955	2,941,145
Salzgitter AG	7,839	391,894
SAP AG	184,539	9,757,186
Siemens AG	165,022	15,782,804
Suedzucker AG	13,142	418,342
ThyssenKrupp AG	77,393	1,771,611
United Internet AG	21,565	385,157
Volkswagen AG	5,920	793,655
Wacker Chemie AG (L)	3,099	249,258
		138,701,032
Greece - 0.08%
Alpha Bank AE (I)	49	34
Coca Cola Hellenic Bottling Company S.A. (I)	36,758	620,308
EFG Eurobank Ergasias SA (I)	153	73
Hellenic Telecommunications Organization SA	48,464	174,496
National Bank of Greece SA (I)	191,777	401,865
OPAP SA	44,793	395,808
		1,592,584
Hong Kong - 2.63%
AIA Group, Ltd.	1,691,000	5,270,550
ASM Pacific Technology, Ltd.	39,700	445,252
Bank of East Asia, Ltd. (L)	309,600	1,176,169
BOC Hong Kong Holdings, Ltd.	742,172	1,749,886
Cathay Pacific Airways, Ltd.	233,218	400,575
Cheung Kong Holdings, Ltd.	279,000	3,311,184
Cheung Kong Infrastructure Holdings, Ltd.	94,228	547,871
CLP Holdings, Ltd.	386,000	3,284,408
Esprit Holdings, Ltd. (I)	479	617
First Pacific Company, Ltd.	426,000	443,175
Galaxy Entertainment Group, Ltd. (I)(L)	250,000	452,737
Hang Lung Group, Ltd.	176,000	957,818
Hang Lung Properties, Ltd.	493,674	1,403,552
Hang Seng Bank, Ltd.	153,381	1,817,675
Henderson Land Development Company, Ltd.	190,489	943,136
Hong Kong & China Gas Company, Ltd.	950,303	2,203,996
Hong Kong Exchanges & Clearing, Ltd.	205,600	3,308,230
Hopewell Holdings, Ltd.	114,000	290,959
Hutchison Whampoa, Ltd.	427,000	3,572,585
Hysan Development Company, Ltd.	128,000	419,268
Kerry Properties, Ltd.	144,203	476,671
Li & Fung, Ltd.	1,138,000	2,092,114
Lifestyle International Holdings, Ltd.	116,500	255,975
MTR Corp., Ltd.	290,233	939,320

The accompanying notes are an integral part of the financial statements.

44

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
New World Development Company, Ltd.	719,815	$577,806
Noble Group, Ltd.	772,818	670,486
NWS Holdings, Ltd.	272,000	400,428
Orient Overseas International, Ltd.	43,500	252,894
PCCW, Ltd.	792,000	272,565
Power Assets Holdings, Ltd.	278,418	2,059,069
Shangri-La Asia, Ltd.	282,000	486,168
Sino Land Company, Ltd.	582,547	828,899
SJM Holdings, Ltd.	332,000	535,038
Sun Hung Kai Properties, Ltd.	283,000	3,532,281
Swire Pacific, Ltd.	145,337	1,750,909
The Link REIT	451,247	1,662,650
Wharf Holdings, Ltd.	303,373	1,372,622
Wheelock and Company, Ltd.	183,000	452,819
Wing Hang Bank, Ltd.	36,064	294,940
Yue Yuen Industrial Holdings, Ltd.	148,933	470,520
		51,383,817
Ireland - 0.79%
CRH PLC	136,373	2,707,414
CRH PLC (London Exchange)	7,790	153,849
Elan Corp. PLC (I)	96,028	1,323,996
Elan Corp. PLC - European
Composite Exchange (I)	4,319	59,923
Experian PLC	201,306	2,733,502
James Hardie Industries, Ltd.	87,772	612,643
Kerry Group PLC	26,523	970,827
Kerry Group PLC (London Exchange)	2,237	82,035
Ryanair Holdings PLC, ADR (I)	10,822	301,501
Shire PLC	112,825	3,916,001
WPP PLC	252,958	2,641,713
		15,503,404
Israel - 0.63%
Bank Hapoalim, Ltd.	212,143	692,464
Bank Leumi Le-Israel, Ltd.	236,298	677,541
Bezeq The
Israeli Telecommunication Corp., Ltd.	352,933	647,371
Cellcom Israel, Ltd.	10,843	181,549
Delek Group, Ltd.	901	169,877
Elbit Systems, Ltd.	4,649	191,301
Israel Chemicals, Ltd.	89,155	925,845
Israel Corp., Ltd.	456	285,300
Israel Discount Bank, Ltd. (I)	156,231	209,419
Mizrahi Tefahot Bank, Ltd.	24,352	192,886
Nice Systems, Ltd. (I)	11,961	407,202
Partner Communications Company, Ltd.	16,937	149,814
Teva Pharmaceutical Industries, Ltd.	188,625	7,610,737
		12,341,306
Italy - 2.11%
A2A SpA	218,480	204,701
Assicurazioni Generali SpA	234,227	3,508,975
Autogrill SpA	22,672	220,456
Autostrade SpA	63,222	1,008,550
Banca Carige SpA (L)	128,075	244,393
Banca Intesa SpA	183,865	227,746
Banca Monte dei Paschi di Siena SpA	978,888	317,191
Banche Popolari Unite SpA (L)	162,793	663,314
Banco Popolare Societa Cooperativa (L)	353,770	455,293
Beni Stabili SpA	52	24
BGP Holdings PLC	1,690,087	2
Enel Green Power SpA	351,150	731,084
Enel SpA	1,320,127	5,349,676
ENI SpA	482,002	9,956,018
Exor SpA	12,748	254,924
Fiat Industrial SpA (I)	153,371	1,306,722
Fiat SpA (L)	153,400	701,502
Finmeccanica SpA (I)	80,110	295,396
Intesa Sanpaolo SpA	2,020,859	3,356,552
Luxottica Group SpA	23,436	655,824
Mediaset SpA	142,276	392,502
Mediobanca SpA	103,666	595,898
Parmalat SpA	131	225
Pirelli & C. SpA	47,733	400,274
Prysmian SpA	40,865	505,019
Saipem SpA	53,106	2,244,605
Snam Rete Gas SpA	322,318	1,416,707
Telecom Italia SpA	1,883,637	2,011,271
Telecom Italia SpA, RSP	1,208,477	1,078,373
Terna Rete Elettrica Nazionale SpA	241,896	812,923
Unicredit SpA (I)	270,593	2,230,910
		41,147,050
Japan - 21.00%
ABC-MART, Inc.	5,200	197,612
Advantest Corp.	29,600	281,264
AEON Company, Ltd.	120,400	1,652,432
AEON Credit Service Company, Ltd.	15,500	244,613
Aeon Mall Company, Ltd.	14,600	309,437
Air Water, Inc.	30,000	381,643
Aisin Seiki Company, Ltd.	38,400	1,092,595
Ajinomoto Company, Inc.	133,000	1,595,559
Alfresa Holdings Corp.	7,776	327,488
All Nippon Airways Company, Ltd.	167,000	466,601
Amada Company, Ltd.	72,000	455,341
Aozora Bank, Ltd.	116,000	319,041
Asahi Glass Company, Ltd. (L)	202,000	1,700,177
Asahi Group Holdings, Ltd.	77,600	1,705,059
Asahi Kasei Corp.	253,000	1,523,535
Asics Corp.	29,700	334,674
Astellas Pharma, Inc.	89,200	3,624,361
Bandai Namco Holdings, Inc.	39,200	557,799
Bank of Kyoto, Ltd.	65,000	559,436
Benesse Holdings, Inc.	13,600	658,115
Bridgestone Corp.	130,500	2,953,955
Brother Industries, Ltd.	47,300	579,867
Canon, Inc.	227,400	10,062,196
Casio Computer Company, Ltd.	46,900	284,214
Central Japan Railway Company, Ltd.	302	2,548,865
Chiba Bank, Ltd.	153,000	984,956
CHIYODA Corp.	31,000	314,886
Chubu Electric Power Company, Inc.	136,800	2,554,261
Chugai Pharmaceutical Company, Ltd.	44,900	739,680
Chugoku Bank, Ltd.	35,000	487,887
Chugoku Electric Power Company, Inc.	59,500	1,043,149
Chuo Mitsui Trust Holdings, Inc.	625,000	1,832,402
Citizen Watch Company, Ltd.	52,000	301,321
Coca-Cola West Japan Company, Ltd.	12,123	210,150
Cosmo Oil Company, Ltd.	119,000	332,055
Credit Saison Company, Ltd.	29,800	596,516
Dai Nippon Printing Company, Ltd.	112,000	1,078,601
Daicel Chemical Industries, Ltd.	58,466	355,843
Daido Steel Company, Ltd.	57,000	357,179
Daihatsu Motor Company, Ltd.	39,000	695,330
Daiichi Sankyo Company, Ltd.	135,100	2,675,984
Daikin Industries, Ltd.	47,000	1,284,948
Dainippon Sumitomo Pharma Company, Ltd.	32,000	364,327
Daito Trust Construction Company, Ltd.	14,600	1,252,688
Daiwa House Industry Company, Ltd.	96,000	1,143,871
Daiwa Securities Group, Inc.	333,000	1,036,443

The accompanying notes are an integral part of the financial statements.

45

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Dena Company, Ltd.	19,700	$589,246
Denki Kagaku Kogyo Kabushiki Kaisha	95,000	351,246
Denso Corp.	97,500	2,688,533
Dentsu, Inc.	36,300	1,106,080
East Japan Railway Company	68,200	4,339,655
Eisai Company, Ltd.	50,600	2,094,398
Electric Power Development Company, Ltd.	23,400	621,941
Elpida Memory, Inc. (I)(L)	51,100	237,206
FamilyMart Company, Ltd.	12,600	508,905
FANUC Corp.	38,400	5,869,433
Fast Retailing Company, Ltd.	10,600	1,926,312
Fuji Electric Company, Ltd.	111,000	303,787
Fuji Heavy Industries, Ltd.	118,000	711,717
FUJIFILM Holdings Corp.	92,900	2,197,234
Fujitsu, Ltd.	374,000	1,940,600
Fukuoka Financial Group, Inc.	155,000	651,415
Furukawa Electric Company, Ltd.	125,638	288,454
Gree, Inc.	18,400	632,733
GS Yuasa Corp. (L)	71,000	381,369
Gunma Bank	78,000	428,958
Hakuhodo DY Holdings, Inc.	4,610	264,422
Hamamatsu Photonics KK	13,300	464,828
Hino Motors, Ltd.	52,000	314,934
Hirose Electric Company, Ltd.	6,400	560,624
Hisamitsu Pharmaceutical Company, Inc.	12,300	520,685
Hitachi Chemical, Ltd.	20,900	367,638
Hitachi Construction
Machinery Company, Ltd. (L)	21,600	362,902
Hitachi High-Technologies Corp.	12,300	266,579
Hitachi Metals, Ltd.	33,000	358,352
Hitachi, Ltd.	906,000	4,748,858
Hokkaido Electric Power Company, Inc.	36,700	522,713
Hokuhoku Financial Group, Inc.	252,000	490,591
Hokuriku Electric Power Company	33,700	629,403
Honda Motor Company, Ltd.	327,000	9,957,896
Hoya Corp.	87,200	1,875,720
Ibiden Company, Ltd.	24,200	480,270
Idemitsu Kosan Company, Ltd.	4,400	453,128
Inpex Corp.	440	2,766,975
Isetan Mitsukoshi Holdings, Ltd.	75,200	787,519
Ishikawajima-Harima Heavy
Industries Company, Ltd.	265,000	642,829
Isuzu Motors, Ltd.	238,000	1,098,924
ITO EN, Ltd.	294	5,060
ITOCHU Corp.	301,900	3,061,257
Itochu Techno-Science Corp.	5,600	251,246
Iyo Bank, Ltd.	49,000	483,463
J Front Retailing Company, Ltd.	96,000	463,322
Japan Petroleum Exploration Company, Ltd.	5,700	222,620
Japan Prime Realty Investment Corp.	134	315,871
Japan Real Estate Investment Corp.	93	724,743
Japan Retail Fund Investment Corp.	376	556,998
Japan Tobacco, Inc.	903	4,244,405
JFE Holdings, Inc.	92,400	1,679,624
JGC Corp.	42,000	1,006,814
Joyo Bank, Ltd.	131,000	579,203
JS Group Corp.	53,400	1,024,402
JSR Corp.	35,900	661,286
Jupiter Telecommunications Company, Ltd.	349	353,740
JX Holdings, Inc.	450,400	2,717,057
Kajima Corp.	170,000	521,927
Kamigumi Company, Ltd.	50,000	431,025
Kaneka Corp.	56,171	298,948
Kansai Electric Power Company, Ltd.	150,600	2,310,819
Kansai Paint Company, Ltd.	44,000	392,429
Kao Corp.	105,500	2,880,321
Kawasaki Heavy Industries, Ltd.	285,000	709,514
Kawasaki Kisen Kaisha, Ltd. (I)	144,000	259,501
KDDI Corp.	585	3,765,897
Keihin Electric Express
Railway Company, Ltd. (L)	94,000	843,457
Keio Corp.	116,000	817,750
Keisei Electric Railway Company, Ltd.	55,000	404,165
Keyence Corp.	8,300	1,999,430
Kikkoman Corp.	32,000	367,217
Kinden Corp.	26,409	222,997
Kintetsu Corp. (L)	326,000	1,274,180
Kirin Holdings Company, Ltd.	164,000	1,992,527
Kobe Steel, Ltd.	500,000	771,806
Koito Manufacturing Company, Ltd.	19,000	266,233
Komatsu, Ltd.	190,300	4,437,932
Konami Corp.	18,700	559,360
Konica Minolta Holdings, Inc.	96,000	714,858
Koyo Seiko Company, Ltd.	44,600	437,909
Kubota Corp.	232,000	1,940,992
Kuraray Company, Ltd.	69,100	981,796
Kurita Water Industries, Ltd.	22,700	590,732
Kyocera Corp.	30,700	2,465,237
Kyowa Hakko Kogyo Company, Ltd.	52,000	635,956
Kyushu Electric Power Company, Inc.	80,800	1,157,085
Lawson, Inc.	12,100	755,101
Mabuchi Motor Company, Ltd.	4,800	200,217
Makita Corp.	22,500	726,936
Marubeni Corp.	331,000	2,013,061
Marui Company, Ltd.	44,200	344,079
Maruichi Steel Tube, Ltd.	9,300	207,247
Matsushita Electric Industrial Company, Ltd.	442,800	3,757,161
Mazda Motor Corp. (I)	304,000	536,212
McDonald’s Holdings Company, Ltd. (L)	13,400	361,593
Mediceo Holdings Company, Ltd.	29,510	307,951
MEIJI Holdings Company, Ltd.	13,800	572,438
Miraca Holdings, Inc.	11,200	446,201
Mitsubishi Chemical Holdings Corp.	272,000	1,496,362
Mitsubishi Corp.	281,900	5,684,519
Mitsubishi Electric Corp.	388,000	3,709,782
Mitsubishi Estate Company, Ltd.	251,000	3,744,905
Mitsubishi Gas & Chemicals Company, Inc.	77,171	427,493
Mitsubishi Heavy Industries, Ltd.	609,000	2,591,926
Mitsubishi Logistics Corp.	23,057	255,778
Mitsubishi Materials Corp.	224,000	607,164
Mitsubishi Motors Corp. (I)	777,000	917,734
Mitsubishi Tanabe Pharma Corp.	45,100	713,228
Mitsubishi UFJ Financial Group	2,554,700	10,837,628
Mitsubishi UFJ Lease &
Finance Company, Ltd.	11,690	462,748
Mitsui & Company, Ltd.	348,500	5,409,817
Mitsui Chemicals, Inc.	164,000	499,863
Mitsui Fudosan Company, Ltd.	168,000	2,445,016
Mitsui O.S.K. Lines, Ltd.	230,000	889,603
Mizuho Financial Group, Inc.	4,573,700	6,172,290
MS&AD Insurance Group Holdings	114,300	2,114,745
Murata Manufacturing Company, Ltd.	40,700	2,088,301
Nabtesco Corp.	18,900	343,479
NEC Corp.	522,000	1,056,224
NGK Insulators, Ltd.	51,000	603,938
NGK Spark Plug Company, Ltd.	31,000	384,185
NHK Spring Company, Ltd.	29,000	256,596
Nidec Corp.	21,800	1,892,156
Nikon Corp.	68,300	1,518,706
Nintendo Company, Ltd.	19,900	2,743,352

The accompanying notes are an integral part of the financial statements.

46

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Building Fund, Inc.	110	$900,100
Nippon Electric Glass Company, Ltd.	80,000	794,801
Nippon Express Company, Ltd.	170,000	662,007
Nippon Meat Packers, Inc.	34,762	432,216
Nippon Paper Group, Inc. (L)	19,800	431,944
Nippon Sheet Glass Company, Ltd.	179,000	334,386
Nippon Steel Corp.	1,024,000	2,550,254
Nippon Telegraph & Telephone Corp.	95,900	4,870,420
Nippon Yusen Kabushiki Kaisha	307,000	784,678
Nishi-Nippon City Bank, Ltd.	136,000	391,058
Nissan Motor Company, Ltd.	498,600	4,475,212
Nisshin Seifun Group, Inc.	38,000	460,272
Nisshin Steel Company	138,000	211,178
Nissin Food Products Company, Ltd.	11,800	462,104
Nitori Holdings Company, Ltd.	7,450	698,497
Nitto Denko Corp.	33,100	1,182,374
NKSJ Holdings, Inc.	75,000	1,469,323
NOK Corp.	20,500	351,847
Nomura Holdings, Inc.	728,300	2,200,286
Nomura Real Estate Holdings, Inc.	18,800	279,494
Nomura Real Estate Office Fund, Inc.	54	277,366
Nomura Research Institute, Ltd.	20,300	458,451
NSK, Ltd.	88,285	572,431
NTN Corp.	95,000	381,924
NTT Data Corp.	253	807,146
NTT DoCoMo, Inc.	3,064	5,629,446
NTT Urban Development Corp.	228	155,312
Obayashi Corp.	129,000	572,671
Odakyu Electric Railway Company, Ltd.	126,000	1,217,220
OJI Paper Company, Ltd.	171,000	876,813
Olympus Corp. (L)	43,500	571,430
Omron Corp.	40,800	818,858
Ono Pharmaceutical Company, Ltd.	16,600	931,280
Oracle Corp. Japan	7,700	254,684
Oriental Land Company, Ltd.	10,000	1,056,146
ORIX Corp.	21,000	1,731,125
Osaka Gas Company, Ltd.	376,000	1,483,454
Otsuka Corp.	3,200	220,327
Otsuka Holdings Company, Ltd.	50,300	1,414,713
Rakuten, Inc.	1,455	1,564,796
Resona Holdings, Inc.	378,200	1,663,987
Ricoh Company, Ltd.	134,000	1,166,606
Rinnai Corp.	6,500	465,041
Rohm Company, Ltd.	19,300	898,855
Sankyo Company, Ltd.	10,800	546,895
Sanrio Company, Ltd.	8,900	456,887
Santen Pharmaceutical Company, Ltd.	14,900	613,930
SBI Holdings, Inc.	4,457	325,992
Secom Company, Ltd.	42,100	1,940,362
Sega Sammy Holdings, Inc.	42,700	921,613
Seiko Epson Corp.	26,022	345,140
Sekisui Chemical Company, Ltd.	87,000	716,469
Sekisui House, Ltd.	115,000	1,018,176
Seven & I Holdings Company, Ltd.	151,100	4,207,217
Seven Bank, Ltd.	106,000	207,830
Sharp Corp.	200,000	1,746,189
Shikoku Electric Power Company, Inc.	36,600	1,048,416
Shimadzu Corp.	48,000	406,125
Shimamura Company, Ltd.	4,400	450,104
Shimano, Inc.	15,100	732,954
Shimizu Corp.	119,000	498,902
Shin-Etsu Chemical Company, Ltd.	82,300	4,047,521
Shinsei Bank, Ltd.	272,000	281,959
Shionogi & Company, Ltd.	59,900	768,847
Shiseido Company, Ltd.	72,200	1,326,257
Shizuoka Bank, Ltd.	117,000	1,231,662
Showa Denko KK	300,161	607,572
Showa Shell Sekiyu KK	37,355	251,544
SMC Corp.	10,800	1,739,443
Softbank Corp.	177,700	5,228,188
Sojitz Corp.	247,900	382,709
Sony Corp.	201,500	3,631,444
Sony Financial Holdings, Inc.	34,900	513,465
Square Enix Company, Ltd.	12,600	247,077
Stanley Electric Company, Ltd.	29,100	426,969
Sumco Corp. (I)	23,000	169,575
Sumitomo Chemical Company, Ltd.	315,000	1,148,411
Sumitomo Corp.	225,700	3,049,969
Sumitomo Corp., Ltd.	105,000	1,346,863
Sumitomo Electric Industries, Ltd.	151,300	1,645,024
Sumitomo Heavy Industries, Ltd.	110,990	646,103
Sumitomo Metal Industries, Ltd.	675,000	1,225,796
Sumitomo Mitsui Financial Group	269,400	7,495,022
Sumitomo Realty &
Development Company, Ltd.	72,000	1,258,950
Sumitomo Rubber Industries, Inc.	34,300	411,300
Suruga Bank, Ltd.	36,000	321,957
Suzuken Company, Ltd.	14,000	387,833
Suzuki Motor Corp.	67,500	1,391,573
Sysmex Corp.	14,500	472,123
T&D Holdings, Inc.	116,200	1,080,962
Taisei Corp.	206,000	521,434
Taisho Pharmaceutical
Holdings Company, Ltd.	7,200	554,909
Taiyo Nippon Sanso Corp.	53,000	369,358
Takashimaya Company, Ltd.	52,819	381,812
Takeda Pharmaceutical Company, Ltd.	158,400	6,957,745
TDK Corp.	24,700	1,092,097
Teijin, Ltd.	188,000	577,887
Terumo Corp.	33,800	1,589,958
The Bank of Yokohama, Ltd.	246,000	1,162,342
The Dai-ichi Life Insurance Company, Ltd.	1,805	1,771,811
The Hachijuni Bank, Ltd.	84,000	479,599
The Hiroshima Bank, Ltd.	99,000	459,955
The Japan Steel Works, Ltd.	63,000	437,164
The Tokyo Electric Power Company, Inc. (I)	290,100	689,207
THK Company, Ltd.	24,200	475,488
Tobu Railway Company, Ltd.	205,000	1,046,304
Toho Company, Ltd.	22,733	404,925
Toho Gas Company, Ltd.	82,000	522,019
Tohoku Electric Power Company, Inc.	90,800	872,527
Tokio Marine Holdings, Inc.	145,200	3,211,835
Tokyo Electron, Ltd.	34,400	1,747,710
Tokyo Gas Company, Ltd.	493,000	2,265,496
Tokyu Corp.	228,000	1,121,955
Tokyu Land Corp.	86,000	324,668
TonenGeneral Sekiyu KK (L)	57,000	622,329
Toppan Printing Company, Ltd.	112,000	822,648
Toray Industries, Inc.	294,000	2,102,483
Toshiba Corp.	807,000	3,295,527
Tosoh Corp.	101,228	270,445
Toto, Ltd.	60,000	462,505
Toyo Seikan Kaisha, Ltd.	30,400	414,031
Toyo Suisan Kaisha, Ltd.	18,000	435,984
Toyoda Gosei Company, Ltd.	12,934	205,899
Toyota Boshoku Corp.	13,000	135,434
Toyota Industries Corp.	35,900	975,577
Toyota Motor Corp.	553,200	18,410,911
Toyota Tsusho Corp.	42,600	752,074
Trend Micro, Inc.	21,100	629,976

The accompanying notes are an integral part of the financial statements.

47

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tsumura & Company, Ltd.	12,100	$356,661
Ube Industries, Ltd.	202,000	552,787
Unicharm Corp.	22,800	1,123,950
Ushio, Inc.	20,700	298,375
USS Company, Ltd.	4,403	397,919
West Japan Railway Company	34,100	1,481,503
Yahoo! Japan Corp.	2,917	938,711
Yakult Honsha Company, Ltd.	19,457	612,638
Yamada Denki Company, Ltd.	16,470	1,119,063
Yamaguchi Financial Group, Inc.	42,000	400,718
Yamaha Corp.	31,200	285,749
Yamaha Motor Company, Ltd.	56,100	708,665
Yamato Kogyo Company, Ltd.	8,300	237,985
Yamato Transport Company, Ltd.	79,800	1,343,531
Yamazaki Baking Company, Ltd.	24,000	315,079
Yaskawa Electric Corp.	43,000	365,549
Yokogawa Electric Corp.	42,614	384,165
		410,311,142
Jersey, C.I. - 0.10%
Randgold Resources, Ltd.	18,349	1,874,992
Luxembourg - 0.40%
ArcelorMittal	172,182	3,141,574
Millicom International Cellular SA, ADR	15,315	1,533,546
SES SA	60,109	1,442,063
Tenaris SA	94,727	1,757,720
		7,874,903
Macau - 0.11%
Sands China, Ltd. (I)	484,400	1,372,908
Wynn Macau, Ltd.	312,000	776,884
		2,149,792
Mauritius - 0.01%
Essar Energy PLC (I)	64,205	169,737
Mexico - 0.04%
Fresnillo PLC	35,970	851,215
Netherlands - 4.99%
Aegon NV (I)	344,751	1,373,189
Akzo Nobel NV	46,471	2,235,950
ASML Holding NV	86,503	3,625,267
Corio NV	12,044	521,450
Delta Lloyd NV	20,545	343,802
European Aeronautic Defence &
Space Company NV	82,237	2,558,493
Fugro NV	13,880	802,280
Heineken Holding NV	23,118	943,478
Heineken NV	51,989	2,400,095
ING Groep NV, ADR (I)	768,211	5,474,449
Koninklijke (Royal) KPN NV	296,280	3,537,275
Koninklijke Ahold NV	233,047	3,133,971
Koninklijke Boskalis Westinster NV	14,189	520,664
Koninklijke DSM NV	30,934	1,433,361
Koninklijke Philips Electronics NV	202,378	4,240,941
Koninklijke Vopak NV	14,113	743,538
PostNL NV	62	196
QIAGEN NV (I)	46,777	644,132
Randstad Holdings NV	24,007	706,697
Reed Elsevier NV	138,010	1,605,150
Royal Dutch Shell PLC, B Shares	538,255	20,483,938
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	726,025	26,690,596
SBM Offshore NV	34,336	705,813
TNT Express NV	70,859	528,053
Unilever NV	326,715	11,219,883
Wolters Kluwer NV	60,519	1,041,983
		97,514,644
New Zealand - 0.11%
Auckland International Airport, Ltd.	183,118	359,172
Chorus, Ltd. (I)	42	102
Contact Energy, Ltd. (I)	70,434	288,913
Fletcher Building, Ltd. (New
Zealand Exchange)	136,000	649,623
Sky City Entertainment Group, Ltd.	114,460	306,140
Telecom Corp. of New Zealand, Ltd.	385,565	616,983
		2,220,933
Norway - 0.74%
Aker Solutions ASA	32,547	340,443
DNB ASA	195,971	1,914,861
Gjensidige Forsikring ASA	39,726	460,165
Norsk Hydro ASA	186,757	864,702
Orkla ASA	154,779	1,151,913
Renewable Energy Corp. ASA (I)	53	29
Statoil ASA	223,815	5,732,371
Telenor ASA	145,138	2,374,593
Yara International ASA	37,654	1,508,304
		14,347,381
Portugal - 0.20%
Banco Espirito Santo SA (L)	104,098	181,623
Cimpor-Cimentos de Portugal SA	39,901	274,538
Electricidade de Portugal SA	382,492	1,183,462
Galp Energia SGPS SA	46,374	682,381
Jeronimo Martins SGPS SA (I)	44,161	729,383
Portugal Telecom SGPS SA (L)	134,778	777,006
		3,828,393
Singapore - 1.57%
Ascendas Real Estate Investment Trust	355,000	501,102
Capitaland, Ltd.	514,000	873,357
CapitaMall Trust	434,000	567,887
CapitaMalls Asia, Ltd.	270,000	234,715
City Developments, Ltd.	100,000	684,623
ComfortDelGro Corp., Ltd.	378,000	411,811
Cosco Corp. Singapore, Ltd.	200,000	134,625
DBS Group Holdings, Ltd.	353,000	3,126,998
Fraser and Neave, Ltd.	184,000	878,409
Genting Singapore PLC (I)	1,223,000	1,419,248
Global Logistic Properties, Ltd. (I)	369,000	498,150
Golden Agri-Resources, Ltd.	1,338,520	735,780
Hutchison Port Holdings Trust	1,048,000	648,895
Jardine Cycle and Carriage, Ltd.	21,000	779,830
Keppel Corp., Ltd.	286,000	2,044,514
Keppel Land, Ltd.	149,000	254,226
Neptune Orient Lines, Ltd.	181,000	156,478
Olam International, Ltd.	294,000	480,914
Oversea-Chinese Banking Corp., Ltd.	510,000	3,070,901
SembCorp Industries, Ltd.	197,000	613,003
SembCorp Marine, Ltd.	167,000	489,801
Singapore Airlines, Ltd.	100,000	781,754
Singapore Airlines, Ltd. (Board Lot 200)	8,000	62,508
Singapore Exchange, Ltd.	172,000	811,087
Singapore Press Holdings, Ltd.	307,000	872,547
Singapore Technologies Engineering, Ltd.	307,000	635,776
Singapore Telecommunications, Ltd.	1,597,000	3,806,357
StarHub, Ltd.	119,000	267,138
United Overseas Bank, Ltd.	252,000	2,959,408
UOL Group, Ltd.	93,000	286,144

The accompanying notes are an integral part of the financial statements.

48

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Wilmar International, Ltd.	385,000	$1,483,067
		30,571,053
Spain - 3.16%
Abertis Infraestructuras SA	77,834	1,238,460
Acciona SA	5,101	439,918
Acerinox SA (L)	19,653	250,818
ACS Actividades de Construccion
y Servicios SA (L)	28,408	840,923
Amadeus IT Holding SA, A Shares	62,827	1,014,937
Banco Bilbao Vizcaya Argentaria SA	919,274	7,900,912
Banco de Sabadell SA (L)	223,129	844,792
Banco Popular Espanol SA (L)	196,593	894,575
Banco Santander SA	1,692,784	12,789,565
Bankia Saubankia Sau (I)	173,726	807,428
Bankinter SA (L)	42,235	258,494
CaixaBank	151,434	740,487
Distribuidora Internacional
De Alimentacion SA (I)	115,871	523,013
EDP Renovaveis SA (I)	42,966	262,310
Enagas SA	35,911	662,021
Ferrovial SA	73,554	886,827
Fomento de Construcciones
y Contratas SA (L)	10,078	261,104
Gas Natural SDG SA	69,616	1,191,377
Grifols SA (I)	27,786	466,484
Iberdrola SA	766,857	4,782,137
Inditex SA	43,756	3,574,998
Indra Sistemas SA (L)	19,503	247,196
Mapfre SA	154,773	489,169
Mediaset Espana Comunicacion SA	58	329
Red Electrica De Espana (L)	21,704	926,078
Repsol YPF SA	159,158	4,862,333
Telefonica SA	823,813	14,217,171
Zardoya Otis SA (L)	29,512	403,565
		61,777,421
Sweden - 2.91%
Alfa Laval AB	67,733	1,277,564
Assa Abloy AB, Series B	63,015	1,578,111
Atlas Copco AB, Series A (I)	134,589	2,881,168
Atlas Copco AB, Series B (I)	78,366	1,482,936
Boliden AB	54,850	795,418
Electrolux AB	48,232	765,205
Getinge AB, Series B	40,153	1,014,340
Hennes & Mauritz AB, B Shares	205,068	6,579,947
Hexagon AB	50,835	755,313
Holmen AB, Series B	10,419	299,025
Husqvarna AB, B Shares	89,453	411,050
Industrivarden AB, C Shares	23,385	277,782
Investor AB, B Shares	91,390	1,698,220
Kinnevik Investment AB	41,284	803,491
Lundin Petroleum AB (I)	44,642	1,095,306
Modern Times Group AB, B Shares	9,778	465,510
Nordea Bank AB	527,590	4,072,947
Ratos AB	38,030	444,571
Sandvik AB	202,245	2,467,586
Scania AB, Series B	64,182	946,933
Securitas AB, Series B	62,792	541,286
Skandinaviska Enskilda Banken AB, Series A	282,847	1,643,788
Skanska AB, Series B	80,230	1,323,152
SKF AB, B Shares	78,502	1,657,437
SSAB AB, Series A	30,778	269,413
Svenska Cellulosa AB (B Shares)	115,868	1,715,245
Svenska Handelsbanken AB, Series A	98,220	2,579,480
Swedbank AB, Class A	162,329	2,098,470
Swedish Match AB	42,712	1,515,866
Tele2 AB, Series B	63,583	1,235,844
Telefonaktiebolaget LM Ericsson, B Shares	603,995	6,135,298
Teliasonera AB	434,203	2,941,623
Volvo AB, Series B	278,513	3,027,876
		56,797,201
Switzerland - 8.74%
ABB, Ltd. (I)	439,655	8,271,247
Actelion, Ltd. (I)	22,194	758,876
Adecco SA (I)	26,568	1,107,292
Aryzta AG	16,940	817,341
Baloise Holding AG	9,523	650,248
Barry Callebaut AG (I)	363	357,283
Cie Financiere Richemont SA	104,698	5,271,823
Credit Suisse Group AG (I)	228,827	5,369,204
GAM Holding, Ltd. (I)	39,397	425,755
Geberit AG (I)	7,853	1,511,788
Givaudan AG (I)	1,667	1,582,201
Glencore International PLC (L)	166,643	1,011,871
Holcim, Ltd. (I)	49,194	2,628,182
Julius Baer Group, Ltd. (I)	41,455	1,612,267
Kuehne & Nagel International AG	10,834	1,212,579
Lindt & Spruengli AG	179	532,032
Lindt & Spruengli AG - REG	22	734,379
Lonza Group AG (I)	10,083	593,333
Nestle SA	661,861	37,999,302
Novartis AG	468,071	26,739,177
Pargesa Holding SA, ADR	5,434	354,213
Partners Group Holding AG	2,683	467,373
Roche Holdings AG	140,906	23,829,683
Schindler Holding AG	9,714	1,127,401
Schindler Holding AG - REG	4,361	505,315
SGS SA	1,098	1,812,927
Sika AG (I)	410	770,354
Sonova Holding AG (I)	9,856	1,030,714
STMicroelectronics NV	127,846	755,076
Straumann Holding AG	1,553	267,913
Sulzer AG	4,811	511,985
Swiss Life Holding (I)	6,112	558,873
Swiss Re, Ltd. (I)	69,245	3,526,553
Swisscom AG	4,672	1,766,376
Syngenta AG (I)	18,973	5,584,088
The Swatch Group AG	8,759	581,621
The Swatch Group AG, BR Shares	6,177	2,301,440
Transocean, Ltd.	64,143	2,476,180
UBS AG (Swiss Exchange) (I)	729,912	8,670,110
Wolseley PLC	57,148	1,883,596
Xstrata PLC	416,235	6,268,031
Zurich Financial Services AG (I)	29,207	6,595,389
		170,831,391
United Kingdom - 19.15%
3i Group PLC	194,853	544,982
Admiral Group PLC	40,716	538,010
Aggreko PLC	53,355	1,664,295
AMEC PLC	66,631	934,851
Anglo American PLC	265,381	9,780,847
Antofagasta PLC	79,116	1,481,272
ARM Holdings PLC	270,531	2,494,012
Associated British Foods PLC	71,472	1,227,873
AstraZeneca PLC	269,542	12,485,143
Aviva PLC	574,215	2,665,663
Babcock International Group PLC	72,017	819,301

The accompanying notes are an integral part of the financial statements.

49

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
BAE Systems PLC	674,385	$2,973,466
Balfour Beatty PLC	137,863	564,695
Barclays PLC	2,322,941	6,292,780
BG Group PLC	679,912	14,500,702
BHP Billiton PLC	423,605	12,316,772
BP PLC	3,799,392	27,094,427
British American Tobacco PLC	396,503	18,800,414
British Land Company PLC	169,395	1,211,256
British Sky Broadcasting Group PLC	228,506	2,596,596
BT Group PLC	1,559,052	4,603,990
Bunzl PLC	66,273	906,837
Burberry Group PLC	87,936	1,609,251
Cairn Energy PLC (I)	282,179	1,160,058
Capital Shopping Centres Group PLC	112,071	541,460
Carnival PLC	36,746	1,207,347
Centrica PLC	1,037,215	4,655,126
Cobham PLC	221,511	628,521
Compass Group PLC	380,526	3,602,980
Diageo PLC	502,214	10,958,775
Eurasian Natural Resources Corp.	51,710	506,929
G4S PLC	282,871	1,190,626
GKN PLC	311,524	880,312
GlaxoSmithKline PLC	1,017,744	23,207,231
Hammerson PLC	142,960	795,758
HSBC Holdings PLC	3,579,448	27,172,364
ICAP PLC	111,110	597,750
Imperial Tobacco Group PLC	203,223	7,681,800
Inmarsat PLC	91,279	571,427
Intercontinental Hotels Group PLC	58,229	1,041,505
International Consolidated Airlines
Group SA (London) (I)	186,156	417,387
International Power PLC	306,488	1,603,416
Intertek Group PLC	32,125	1,011,401
Invensys PLC	162,914	531,208
Investec PLC	97,971	513,753
ITV PLC	741,051	781,373
J Sainsbury PLC	244,716	1,149,742
Johnson Matthey PLC	43,071	1,226,404
Kazakhmys PLC	42,963	613,730
Kingfisher PLC	474,164	1,843,426
Land Securities Group PLC	155,561	1,529,442
Legal & General Group PLC	1,177,958	1,869,986
Lloyds Banking Group PLC (I)	8,270,736	3,303,426
London Stock Exchange Group PLC	29,584	364,698
Lonmin PLC, ADR	32,521	491,925
Man Group PLC	378,338	733,814
Marks & Spencer Group PLC	317,907	1,533,654
National Grid PLC	713,754	6,924,930
Next PLC	34,582	1,468,881
Old Mutual PLC	1,108,977	2,320,832
Pearson PLC	163,389	3,059,880
Petrofac, Ltd.	52,031	1,161,945
Prudential PLC	511,052	5,035,647
Reckitt Benckiser Group PLC	124,192	6,119,975
Reed Elsevier PLC	244,014	1,967,753
Resolution, Ltd.	286,043	1,111,944
Rexam PLC	175,881	962,436
Rio Tinto PLC	280,573	13,578,187
Rolls-Royce Holdings PLC (I)	375,517	4,337,393
Royal Bank of Scotland Group PLC (I)	3,564,166	1,129,929
RSA Insurance Group PLC	707,265	1,150,452
SABMiller PLC	191,183	6,702,450
Schroders PLC	22,707	461,438
Scottish & Southern Energy PLC	187,899	3,764,213
Segro PLC	148,787	481,210
Serco Group PLC	98,969	727,747
Severn Trent PLC	47,623	1,104,106
Smith & Nephew PLC	179,092	1,735,384
Smiths Group PLC	78,726	1,113,572
Standard Chartered PLC	477,193	10,389,691
Standard Life PLC	467,191	1,489,620
Subsea 7 SA (I)	56,447	1,042,090
Tate & Lyle PLC	93,743	1,023,545
Tesco PLC	1,607,703	10,064,323
The Capita Group PLC	122,969	1,199,205
The Sage Group PLC	265,465	1,211,400
The Weir Group PLC	42,390	1,329,874
TUI Travel PLC	99,538	255,446
Tullow Oil PLC	181,317	3,941,241
Unilever PLC	257,414	8,640,462
United Utilities Group PLC	136,673	1,285,548
Vedanta Resources PLC	23,651	370,075
Vodafone Group PLC	10,194,929	28,304,795
Whitbread PLC	35,557	862,638
WM Morrison Supermarket PLC	439,110	2,219,155
		374,075,601
United States - 0.22%
Meggitt PLC (I)	155,894	853,062
Sims Group, Ltd.	32,983	427,642
Synthes, Inc.	13,097	2,192,311
Thomson Reuters Corp.	32,567	868,562
		4,341,577
TOTAL COMMON STOCKS (Cost $1,801,878,108)		$1,887,297,875

PREFERRED SECURITIES - 0.46%
Germany - 0.46%
Bayerische Motoren Werke (BMW) AG	10,468	495,165
Henkel AG & Company KGaA	35,657	2,057,720
Porsche Automobil Holding SE	30,710	1,643,452
ProSiebenSat.1 Media AG	15,153	276,801
RWE AG	7,733	254,544
Volkswagen AG	29,003	4,337,078
		9,064,760
TOTAL PREFERRED SECURITIES (Cost $6,796,704)		$9,064,760

INVESTMENT COMPANIES - 1.24%
United States - 1.24%
iShares MSCI EAFE Index Fund (L)	489,520	24,245,926
TOTAL INVESTMENT COMPANIES (Cost $24,108,469)		$24,245,926

STAPLED UNITS - 0.00%
Hong Kong - 0.00%
HKT Trust and HKT Ltd.	17,217	10,109
TOTAL STAPLED UNITS (Cost $9,873)		$10,109

SECURITIES LENDING COLLATERAL - 1.08%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,108,473	21,099,072
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,096,577)		$21,099,072

SHORT-TERM INVESTMENTS - 0.99%
U.S. Government Agency - 0.99%
Federal Home Loan Mortgage Corp. Discount
Notes, 0.040%, 04/16/2012 *	$100,000	$99,988
The accompanying notes are an integral part of the financial statements.

50

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. Discount
Notes, 0.007%, 03/06/2012 *	$17,700,000	$17,699,680
Federal National Mortgage Association
Discount Notes, 0.030%, 03/07/2012 *	1,200,000	1,199,934
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	300,000	299,978
		19,299,580
TOTAL SHORT-TERM INVESTMENTS (Cost $19,299,580)		$19,299,580
Total Investments (International Index Trust)
(Cost $1,873,189,311) - 100.37%		$1,961,017,322
Other assets and liabilities, net - (0.37%)		(7,286,135)
TOTAL NET ASSETS - 100.00%		$1,953,731,187

Mid Cap Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.23%
Consumer Discretionary - 12.76%
Auto Components - 0.40%
Gentex Corp. (L)	149,708	$4,429,858
Automobiles - 0.11%
Thor Industries, Inc. (L)	45,778	1,255,691
Distributors - 0.41%
LKQ Corp. (I)	152,949	4,600,706
Diversified Consumer Services - 0.79%
ITT Educational Services, Inc. (I)(L)	20,769	1,181,548
Matthews International Corp., Class A	29,959	941,611
Regis Corp. (L)	60,233	996,856
Service Corp. International	237,913	2,533,773
Sotheby’s	70,493	2,011,165
Strayer Education, Inc. (L)	12,131	1,179,012
		8,843,965
Hotels, Restaurants & Leisure - 1.56%
Bally Technologies, Inc. (I)(L)	45,451	1,798,042
Bob Evans Farms, Inc.	30,692	1,029,410
Brinker International, Inc. (L)	83,993	2,247,653
International Speedway Corp., Class A	29,223	740,803
Life Time Fitness, Inc. (I)(L)	44,177	2,065,275
Panera Bread Company, Class A (I)	30,933	4,375,473
Scientific Games Corp., Class A (I)	59,476	576,917
The Cheesecake Factory, Inc. (I)(L)	56,972	1,672,128
The Wendy’s Company	308,518	1,653,656
WMS Industries, Inc. (I)(L)	58,147	1,193,176
		17,352,533
Household Durables - 1.37%
American Greetings Corp., Class A (L)	41,678	521,392
KB Home (L)	73,993	497,233
MDC Holdings, Inc. (L)	38,479	678,385
Mohawk Industries, Inc. (I)	59,550	3,564,068
NVR, Inc. (I)(L)	5,192	3,561,712
Toll Brothers, Inc. (I)(L)	153,457	3,133,592
Tupperware Brands Corp.	59,857	3,350,196
		15,306,578
Internet & Catalog Retail - 0.14%
HSN, Inc.	41,902	1,519,367
Polaris Industries, Inc. (L)	72,028	4,032,127
Media - 1.01%
AMC Networks, Inc. (I)	59,985	2,254,236
DreamWorks Animation SKG, Inc. (I)(L)	74,102	1,229,723
John Wiley & Sons, Inc.	49,566	2,200,730
Lamar Advertising Company, Class A (I)(L)	61,106	1,680,415
Meredith Corp. (L)	38,942	1,271,456
Scholastic Corp.	26,382	790,669
The New York Times Company, Class A (I)	126,148	975,124
Valassis Communications, Inc. (I)	46,705	898,137
		11,300,490
Multiline Retail - 0.24%
99 Cents Only Stores (I)	49,351	1,083,254
Saks, Inc. (I)(L)	166,844	1,626,729
		2,709,983
Specialty Retail - 4.62%
Aaron’s, Inc.	78,802	2,102,437
Advance Auto Parts, Inc.	75,560	5,261,243
Aeropostale, Inc. (I)(L)	84,283	1,285,316
American Eagle Outfitters, Inc.	202,204	3,091,699
ANN, Inc. (I)(L)	54,661	1,354,500
Ascena Retail Group, Inc. (I)	70,401	2,092,318
Barnes & Noble, Inc. (I)(L)	41,937	607,248
Chico’s FAS, Inc.	175,007	1,949,578
Collective Brands, Inc. (I)(L)	63,223	908,515
Dick’s Sporting Goods, Inc.	100,769	3,716,361
Foot Locker, Inc.	159,623	3,805,412
Guess?, Inc. (L)	69,714	2,078,871
Office Depot, Inc. (I)	292,625	629,144
PetSmart, Inc.	116,476	5,974,054
RadioShack Corp.	104,177	1,011,559
Rent-A-Center, Inc. (L)	61,310	2,268,470
Signet Jewelers, Ltd.	90,689	3,986,688
Tractor Supply Company	74,111	5,198,887
Williams-Sonoma, Inc.	108,185	4,165,123
		51,487,423
Textiles, Apparel & Luxury Goods - 1.75%
Deckers Outdoor Corp. (I)	40,286	3,044,413
Fossil, Inc. (I)(L)	54,866	4,354,166
Hanesbrands, Inc. (I)(L)	101,401	2,216,626
PVH Corp.	70,492	4,968,981
The Warnaco Group, Inc. (I)(L)	42,244	2,113,890
Under Armour, Inc., Class A (I)(L)	38,311	2,750,347
		19,448,423
		142,287,144
Consumer Staples - 4.16%
Beverages - 0.65%
Hansen Natural Corp. (L)	78,989	7,278,046
Food & Staples Retailing - 0.20%
Ruddick Corp. (L)	51,425	2,192,762
Food Products - 2.11%
Corn Products International, Inc.	79,080	4,158,817
Flowers Foods, Inc. (L)	117,740	2,234,705
Green Mountain Coffee Roasters, Inc. (I)(L)	135,529	6,078,476
Lancaster Colony Corp. (L)	20,758	1,439,360
Ralcorp Holdings, Inc. (I)	57,525	4,918,388
Smithfield Foods, Inc. (I)(L)	170,429	4,138,016
Tootsie Roll Industries, Inc. (L)	25,496	603,490
		23,571,252

The accompanying notes are an integral part of the financial statements.

51

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products - 1.10%
Church & Dwight Company, Inc. (L)	149,262	$6,830,229
Energizer Holdings, Inc. (I)	69,810	5,408,879
		12,239,108
Tobacco - 0.10%
Universal Corp. (L)	24,238	1,113,978
		46,395,146
Energy - 6.83%
Energy Equipment & Services - 2.91%
Atwood Oceanics, Inc. (I)(L)	58,971	2,346,456
CARBO Ceramics, Inc. (L)	20,734	2,557,124
Dresser-Rand Group, Inc. (I)(L)	78,505	3,918,185
Dril-Quip, Inc. (I)(L)	35,960	2,366,887
Helix Energy Solutions Group, Inc. (I)(L)	110,053	1,738,837
Oceaneering International, Inc. (L)	112,726	5,200,050
Oil States International, Inc. (I)(L)	53,457	4,082,511
Patterson-UTI Energy, Inc.	161,036	3,217,499
Superior Energy Services, Inc. (I)(L)	83,332	2,369,962
Tidewater, Inc. (L)	54,142	2,669,201
Unit Corp. (I)	43,222	2,005,501
		32,472,213
Oil, Gas & Consumable Fuels - 3.92%
Arch Coal, Inc. (L)	220,840	3,204,388
Bill Barrett Corp. (I)(L)	48,723	1,659,993
Cimarex Energy Company	89,483	5,538,998
Comstock Resources, Inc. (I)(L)	49,739	761,007
Energen Corp. (L)	75,259	3,762,950
Forest Oil Corp. (I)	117,201	1,588,074
HollyFrontier Corp.	217,095	5,080,023
Northern Oil and Gas, Inc. (I)(L)	65,931	1,581,025
Patriot Coal Corp. (I)(L)	95,360	807,699
Plains Exploration & Production Company (I)	147,146	5,403,201
Quicksilver Resources, Inc. (I)(L)	125,206	840,132
SM Energy Company	66,792	4,882,495
Southern Union Company	130,165	5,481,248
World Fuel Services Corp.	74,236	3,116,427
		43,707,660
		76,179,873
Financials - 20.24%
Capital Markets - 1.98%
Affiliated Managers Group, Inc. (I)	55,576	5,332,517
Apollo Investment Corp.	205,627	1,324,238
Eaton Vance Corp. (L)	120,233	2,842,308
Greenhill & Company, Inc. (L)	29,849	1,085,608
Janus Capital Group, Inc.	194,738	1,228,797
Jefferies Group, Inc. (L)	151,224	2,079,330
Raymond James Financial, Inc.	106,520	3,297,859
SEI Investments Company	153,420	2,661,837
Waddell & Reed Financial, Inc., Class A (L)	89,032	2,205,323
		22,057,817
Commercial Banks - 4.06%
Associated Banc-Corp.	181,021	2,022,005
BancorpSouth, Inc. (L)	75,781	835,107
Bank of Hawaii Corp. (L)	48,286	2,148,244
Cathay General Bancorp (L)	82,058	1,225,126
City National Corp. (L)	48,839	2,157,707
Commerce Bancshares, Inc. (L)	82,577	3,147,835
Cullen/Frost Bankers, Inc. (L)	63,896	3,380,737
East West Bancorp, Inc.	155,526	3,071,639
First Niagara Financial Group, Inc.	362,958	3,132,328
FirstMerit Corp. (L)	113,986	1,724,608
Fulton Financial Corp.	208,691	2,047,259
Hancock Holding Company (L)	88,382	2,825,573
International Bancshares Corp. (L)	55,456	1,016,786
Prosperity Bancshares, Inc. (L)	48,927	1,974,204
Signature Bank (I)	48,177	2,890,138
SVB Financial Group (I)(L)	45,227	2,156,876
Synovus Financial Corp.	810,563	1,142,894
TCF Financial Corp. (L)	163,594	1,688,290
Trustmark Corp. (L)	66,896	1,624,904
Valley National Bancorp (L)	177,560	2,196,417
Webster Financial Corp.	76,688	1,563,668
Westamerica Bancorp. (L)	29,714	1,304,445
		45,276,790
Diversified Financial Services - 0.37%
MSCI, Inc. (I)	125,810	4,142,923
Insurance - 4.21%
American Financial Group, Inc.	80,343	2,963,853
Arthur J. Gallagher & Company (L)	118,140	3,950,602
Aspen Insurance Holdings, Ltd. (L)	73,653	1,951,805
Brown & Brown, Inc.	121,180	2,742,303
Everest Re Group, Ltd.	56,035	4,711,983
Fidelity National Financial, Inc., Class A	229,028	3,648,416
First American Financial Corp.	110,019	1,393,941
HCC Insurance Holdings, Inc.	118,621	3,262,078
Kemper Corp.	52,359	1,529,406
Mercury General Corp.	37,750	1,722,155
Old Republic International Corp. (L)	266,545	2,470,872
Protective Life Corp. (L)	86,787	1,957,915
Reinsurance Group of America, Inc.	76,476	3,995,871
StanCorp Financial Group, Inc. (L)	46,119	1,694,873
The Hanover Insurance Group, Inc.	46,589	1,628,286
Transatlantic Holdings, Inc.	59,933	3,280,133
W.R. Berkley Corp.	115,864	3,984,563
		46,889,055
Real Estate Investment Trusts - 8.66%
Alexandria Real Estate Equities, Inc. (L)	64,649	4,458,842
American Campus Communities, Inc.	73,934	3,102,271
BRE Properties, Inc.	78,578	3,966,617
Camden Property Trust	74,455	4,634,079
Corporate Office Properties Trust	75,109	1,596,817
Duke Realty Corp.	263,885	3,179,814
Equity One, Inc.	62,216	1,056,428
Essex Property Trust, Inc.	35,606	5,002,999
Federal Realty Investment Trust (L)	66,254	6,012,551
Highwoods Properties, Inc. (L)	75,730	2,246,909
Home Properties, Inc.	50,360	2,899,225
Hospitality Properties Trust (L)	128,892	2,961,938
Liberty Property Trust (L)	121,084	3,739,074
Mack-Cali Realty Corp.	90,924	2,426,762
National Retail Properties, Inc.	107,894	2,846,244
Omega Healthcare Investors, Inc. (L)	107,651	2,083,047
Potlatch Corp.	41,946	1,304,940
Rayonier, Inc.	126,152	5,630,164
Realty Income Corp.	138,994	4,859,230
Regency Centers Corp.	93,820	3,529,508
Senior Housing Properties Trust	169,719	3,808,494
SL Green Realty Corp. (L)	89,895	5,990,603
Taubman Centers, Inc.	60,430	3,752,703
The Macerich Company (L)	137,675	6,966,355
UDR, Inc.	228,552	5,736,655
Weingarten Realty Investors (L)	126,088	2,751,240
		96,543,509

The accompanying notes are an integral part of the financial statements.

52

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development - 0.25%
Jones Lang LaSalle, Inc.	45,362	$2,778,876
Thrifts & Mortgage Finance - 0.71%
Astoria Financial Corp. (L)	87,384	741,890
New York Community Bancorp, Inc. (L)	456,392	5,645,569
Washington Federal, Inc.	113,018	1,581,122
		7,968,581
		225,657,551
Health Care - 9.89%
Biotechnology - 1.27%
Regeneron Pharmaceuticals, Inc. (I)	79,209	4,390,555
United Therapeutics Corp. (I)	54,178	2,559,911
Vertex Pharmaceuticals, Inc. (I)	217,632	7,227,559
		14,178,025
Health Care Equipment & Supplies - 2.64%
Gen-Probe, Inc. (I)	48,538	2,869,567
Hill-Rom Holdings, Inc. (L)	64,720	2,180,417
Hologic, Inc. (I)	274,551	4,807,388
IDEXX Laboratories, Inc. (I)(L)	58,593	4,509,317
Masimo Corp. (I)(L)	62,627	1,170,186
ResMed, Inc. (I)(L)	153,492	3,898,697
STERIS Corp. (L)	60,735	1,811,118
Teleflex, Inc.	42,486	2,603,967
The Cooper Companies, Inc.	49,810	3,512,601
Thoratec Corp. (I)	62,534	2,098,641
		29,461,899
Health Care Providers & Services - 3.83%
AMERIGROUP Corp. (I)(L)	49,915	2,948,978
Catalyst Health Solutions, Inc. (I)(L)	52,202	2,714,504
Community Health Systems, Inc. (I)	94,521	1,649,391
Health Management
Associates, Inc., Class A (I)(L)	265,161	1,954,237
Health Net, Inc. (I)	86,577	2,633,672
Henry Schein, Inc. (I)(L)	94,294	6,075,362
HMS Holdings Corp. (I)	88,751	2,838,257
LifePoint Hospitals, Inc. (I)	50,250	1,866,788
Lincare Holdings, Inc. (L)	92,399	2,375,578
Mednax, Inc. (I)	51,042	3,675,534
Omnicare, Inc. (L)	119,303	4,109,988
Owens & Minor, Inc.	66,191	1,839,448
Universal Health Services, Inc., Class B	100,733	3,914,484
VCA Antech, Inc. (I)	90,478	1,786,941
WellCare Health Plans, Inc. (I)	44,657	2,344,493
		42,727,655
Health Care Technology - 0.34%
Allscripts Healthcare Solutions, Inc. (I)	197,803	3,746,389
Life Sciences Tools & Services - 1.24%
Bio-Rad Laboratories, Inc., Class A (I)	20,543	1,972,950
Charles River
Laboratories International, Inc. (I)	51,587	1,409,873
Covance, Inc. (I)	63,403	2,898,785
Mettler-Toledo International, Inc. (I)(L)	32,957	4,868,078
Techne Corp.	38,611	2,635,587
		13,785,273
Pharmaceuticals - 0.57%
Endo Pharmaceuticals Holdings, Inc. (I)(L)	121,919	4,209,863
Medicis Pharmaceutical Corp., Class A (L)	65,833	2,188,947
		6,398,810
		110,298,051
Industrials - 16.33%
Aerospace & Defense - 1.25%
Alliant Techsystems, Inc.	34,386	1,965,504
BE Aerospace, Inc. (I)(L)	107,625	4,166,164
Esterline Technologies Corp. (I)	31,945	1,787,962
Exelis, Inc.	192,616	1,743,175
Huntington Ingalls Industries, Inc. (I)	50,930	1,593,090
Triumph Group, Inc. (L)	45,060	2,633,757
		13,889,652
Air Freight & Logistics - 0.13%
UTi Worldwide, Inc.	107,280	1,425,751
Airlines - 0.35%
Alaska Air Group, Inc. (I)	36,898	2,770,671
JetBlue Airways Corp. (I)(L)	213,188	1,108,578
		3,879,249
Building Products - 0.41%
Fortune Brands Home & Security, Inc. (I)	162,354	2,764,889
Lennox International, Inc. (L)	53,807	1,815,986
		4,580,875
Commercial Services & Supplies - 1.72%
Clean Harbors, Inc. (I)(L)	49,278	3,140,487
Copart, Inc. (I)	55,677	2,666,372
Corrections Corp. of America (I)	103,845	2,115,323
Deluxe Corp. (L)	53,025	1,206,849
Herman Miller, Inc.	60,761	1,121,040
HNI Corp. (L)	46,772	1,220,749
Mine Safety Appliances Company	32,119	1,063,781
Rollins, Inc.	67,187	1,492,895
The Brinks Company	48,881	1,313,921
Waste Connections, Inc.	116,724	3,868,233
		19,209,650
Construction & Engineering - 1.11%
AECOM Technology Corp. (I)(L)	120,381	2,476,237
Granite Construction, Inc.	36,306	861,178
KBR, Inc.	155,337	4,329,242
The Shaw Group, Inc. (I)(L)	67,982	1,828,716
URS Corp. (I)	83,078	2,917,699
		12,413,072
Electrical Equipment - 1.79%
Acuity Brands, Inc.	43,895	2,326,435
AMETEK, Inc.	167,061	7,033,268
General Cable Corp. (I)(L)	54,468	1,362,245
Hubbell, Inc., Class B	61,427	4,107,009
Regal-Beloit Corp. (L)	43,334	2,208,734
Thomas & Betts Corp. (I)	54,322	2,965,981
		20,003,672
Industrial Conglomerates - 0.25%
Carlisle Companies, Inc. (L)	63,689	2,821,423
Machinery - 5.51%
AGCO Corp. (I)	101,419	4,357,974
CLARCOR, Inc.	52,415	2,620,226
Crane Company	50,978	2,381,182
Donaldson Company, Inc. (L)	77,757	5,293,697
Gardner Denver, Inc.	52,784	4,067,535
Graco, Inc.	62,356	2,549,737
Harsco Corp.	84,235	1,733,556
IDEX Corp.	87,067	3,231,056
ITT Corp.	96,770	1,870,564
Kennametal, Inc. (L)	82,913	3,027,983
Lincoln Electric Holdings, Inc.	87,459	3,421,396
Nordson Corp. (L)	62,221	2,562,261

The accompanying notes are an integral part of the financial statements.

53

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Oshkosh Corp. (I)(L)	95,399	$2,039,631
Pentair, Inc.	102,845	3,423,710
SPX Corp.	53,235	3,208,473
Terex Corp. (I)	114,469	1,546,476
Timken Company	87,637	3,392,428
Trinity Industries, Inc.	83,617	2,513,527
Valmont Industries, Inc.	23,459	2,129,843
Wabtec Corp.	50,059	3,501,627
Woodward, Inc. (L)	62,560	2,560,581
		61,433,463
Marine - 0.50%
Alexander & Baldwin, Inc. (L)	43,509	1,776,037
Kirby Corp. (I)(L)	58,095	3,824,975
		5,601,012
Professional Services - 0.92%
FTI Consulting, Inc. (I)(L)	42,584	1,806,413
Korn/Ferry International (I)	49,814	849,827
Manpower, Inc.	85,139	3,043,719
The Corporate Executive Board Company	34,742	1,323,670
Towers Watson & Company, Class A	53,911	3,230,886
		10,254,515
Road & Rail - 1.54%
Con-way, Inc.	58,010	1,691,572
J.B. Hunt Transport Services, Inc. (L)	93,796	4,227,386
Kansas City Southern (I)(L)	114,620	7,795,306
Landstar System, Inc.	48,898	2,343,192
Werner Enterprises, Inc. (L)	46,382	1,117,806
		17,175,262
Trading Companies & Distributors - 0.85%
GATX Corp. (L)	48,623	2,122,880
MSC Industrial Direct Company, Inc., Class A	47,846	3,423,381
United Rentals, Inc. (I)(L)	65,372	1,931,743
Watsco, Inc. (L)	29,614	1,944,455
		9,422,459
		182,110,055
Information Technology - 15.10%
Communications Equipment - 1.18%
ADTRAN, Inc. (L)	66,030	1,991,465
Ciena Corp. (I)(L)	101,081	1,223,080
Plantronics, Inc.	45,401	1,618,092
Polycom, Inc. (I)	184,842	3,012,925
Riverbed Technology, Inc. (I)	161,756	3,801,266
Tellabs, Inc.	380,919	1,538,913
		13,185,741
Computers & Peripherals - 0.56%
Diebold, Inc.	65,355	1,965,225
NCR Corp. (I)	164,250	2,703,555
QLogic Corp. (I)(L)	105,006	1,575,090
		6,243,870
Electronic Equipment, Instruments & Components - 2.27%
Arrow Electronics, Inc. (I)(L)	116,587	4,361,520
Avnet, Inc. (I)(L)	154,815	4,813,198
Ingram Micro, Inc., Class A (I)	160,067	2,911,619
Itron, Inc. (I)	42,504	1,520,368
National Instruments Corp. (L)	96,739	2,510,377
Tech Data Corp. (I)(L)	43,067	2,127,940
Trimble Navigation, Ltd. (I)(L)	128,670	5,584,278
Vishay Intertechnology, Inc. (I)(L)	164,008	1,474,432
		25,303,732
Internet Software & Services - 1.23%
AOL, Inc. (I)(L)	101,558	1,533,526
Equinix, Inc. (I)	49,468	5,016,055
Monster Worldwide, Inc. (I)	134,444	1,066,141
Rackspace Hosting, Inc. (I)(L)	108,047	4,647,101
ValueClick, Inc. (I)(L)	86,170	1,403,709
		13,666,532
IT Services - 2.93%
Acxiom Corp. (I)	81,682	997,337
Alliance Data Systems Corp. (I)(L)	52,178	5,418,164
Broadridge Financial Solutions, Inc.	129,512	2,920,496
Convergys Corp. (I)(L)	125,385	1,601,166
CoreLogic, Inc. (I)	111,127	1,436,872
DST Systems, Inc.	34,952	1,591,015
Gartner, Inc. (I)(L)	98,918	3,439,379
Global Payments, Inc.	81,723	3,872,036
Jack Henry & Associates, Inc. (L)	90,341	3,036,361
Lender Processing Services, Inc.	88,057	1,327,019
ManTech International Corp., Class A (L)	24,201	756,039
NeuStar, Inc., Class A (I)	68,219	2,331,043
VeriFone Systems, Inc. (I)(L)	109,833	3,901,268
		32,628,195
Office Electronics - 0.17%
Zebra Technologies Corp., Class A (I)	54,225	1,940,171
Semiconductors & Semiconductor Equipment - 2.55%
Atmel Corp. (I)	482,705	3,909,911
Cree, Inc. (I)(L)	120,398	2,653,572
Cypress Semiconductor Corp. (I)	161,582	2,729,120
Fairchild Semiconductor International, Inc. (I)	131,908	1,588,172
Integrated Device Technology, Inc. (I)(L)	149,801	817,913
International Rectifier Corp. (I)	71,751	1,393,404
Intersil Corp., Class A	131,870	1,376,723
Lam Research Corp. (I)	124,738	4,617,801
MEMC Electronic Materials, Inc. (I)	240,473	947,464
RF Micro Devices, Inc. (I)(L)	290,030	1,566,162
Semtech Corp. (I)(L)	69,162	1,716,601
Silicon Laboratories, Inc. (I)(L)	43,662	1,895,804
Skyworks Solutions, Inc. (I)	196,057	3,180,045
		28,392,692
Software - 4.21%
ACI Worldwide, Inc. (I)(L)	34,964	1,001,369
Advent Software, Inc. (I)(L)	33,753	822,223
ANSYS, Inc. (I)	96,396	5,521,563
Cadence Design Systems, Inc. (I)(L)	284,167	2,955,337
Compuware Corp. (I)	225,500	1,876,160
Concur Technologies, Inc. (I)(L)	48,539	2,465,296
FactSet Research Systems, Inc. (L)	47,127	4,113,245
Fair Isaac Corp.	37,253	1,335,148
Informatica Corp. (I)	110,970	4,098,122
Mentor Graphics Corp. (I)	97,384	1,320,527
MICROS Systems, Inc. (I)	83,621	3,895,066
Parametric Technology Corp. (I)	121,933	2,226,497
Quest Software, Inc. (I)	58,961	1,096,675
Rovi Corp. (I)	114,781	2,821,317
Solera Holdings, Inc.	73,986	3,295,336
Synopsys, Inc. (I)	149,541	4,067,515
TIBCO Software, Inc. (I)	168,231	4,022,403
		46,933,799
		168,294,732
Materials - 6.65%
Chemicals - 2.80%
Albemarle Corp.	92,624	4,771,062

The accompanying notes are an integral part of the financial statements.

54

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Ashland, Inc. (L)	81,502	$4,658,654
Cabot Corp.	67,029	2,154,312
Cytec Industries, Inc.	51,744	2,310,370
Intrepid Potash, Inc. (I)	54,940	1,243,292
Minerals Technologies, Inc.	18,524	1,047,162
NewMarket Corp. (L)	11,052	2,189,512
Olin Corp. (L)	83,657	1,643,860
RPM International, Inc.	136,739	3,356,942
Sensient Technologies Corp.	52,253	1,980,389
The Scotts Miracle-Gro Company, Class A (L)	45,161	2,108,567
Valspar Corp. (L)	97,528	3,800,666
		31,264,788
Construction Materials - 0.32%
Martin Marietta Materials, Inc. (L)	47,681	3,595,624
Containers & Packaging - 1.88%
AptarGroup, Inc.	68,949	3,597,069
Greif, Inc., Class A	32,108	1,462,519
Packaging Corp. of America	102,195	2,579,402
Rock-Tenn Company, Class A	73,570	4,244,989
Silgan Holdings, Inc.	51,726	1,998,693
Sonoco Products Company (L)	104,299	3,437,695
Temple-Inland, Inc.	114,391	3,627,339
		20,947,706
Metals & Mining - 1.27%
Carpenter Technology Corp. (L)	46,108	2,373,640
Commercial Metals Company	120,574	1,667,538
Compass Minerals International, Inc.	34,349	2,364,929
Reliance Steel & Aluminum Company	78,243	3,809,652
Steel Dynamics, Inc.	228,226	3,001,172
Worthington Industries, Inc. (L)	56,555	926,371
		14,143,302
Paper & Forest Products - 0.38%
Domtar Corp. (L)	38,025	3,040,479
Louisiana-Pacific Corp. (I)(L)	142,135	1,147,029
		4,187,508
		74,138,928
Telecommunication Services - 0.50%
Diversified Telecommunication Services - 0.27%
TW Telecom, Inc. (I)(L)	155,856	3,020,489
Wireless Telecommunication Services - 0.23%
Telephone & Data Systems, Inc. (L)	96,012	2,485,751
		5,506,240
Utilities - 5.77%
Electric Utilities - 1.74%
Cleco Corp.	63,306	2,411,959
Great Plains Energy, Inc.	141,570	3,083,395
Hawaiian Electric Industries, Inc. (L)	100,146	2,651,866
IDACORP, Inc.	51,934	2,202,521
NV Energy, Inc.	246,239	4,026,008
PNM Resources, Inc.	83,093	1,514,785
Westar Energy, Inc.	122,258	3,518,585
		19,409,119
Gas Utilities - 1.57%
Atmos Energy Corp.	94,284	3,144,371
National Fuel Gas Company (L)	86,457	4,805,280
Questar Corp.	185,354	3,681,130
UGI Corp.	120,481	3,542,141
WGL Holdings, Inc.	53,662	2,372,934
		17,545,856
Multi-Utilities - 2.17%
Alliant Energy Corp.	115,803	5,108,070
Black Hills Corp. (L)	41,183	1,382,925
MDU Resources Group, Inc.	197,029	4,228,242
NSTAR	108,089	5,075,859
OGE Energy Corp.	102,321	5,802,624
Vectren Corp.	85,408	2,581,884
		24,179,604
Water Utilities - 0.29%
Aqua America, Inc. (L)	144,581	3,188,011
		64,322,590
TOTAL COMMON STOCKS (Cost $974,471,013)		$1,095,190,310

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 03/02/2012; Strike Price: $12.21) (I)	935	56
TOTAL WARRANTS (Cost $0)		$56

SECURITIES LENDING COLLATERAL - 18.80%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	20,947,462	209,617,058
TOTAL SECURITIES LENDING
COLLATERAL (Cost $209,588,682)		$209,617,058

SHORT-TERM INVESTMENTS - 1.81%

U.S. Government Agency - 1.81%
Federal Home Loan Bank Discount Notes,
0.018%, 03/16/2012 *	$3,000,000	$2,999,888
Federal Home Loan Mortgage Corp. Discount
Notes, 0.0650%, 06/25/2012 *	15,000,000	14,995,233
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	2,150,000	2,149,922
		20,145,043
TOTAL SHORT-TERM INVESTMENTS (Cost $20,145,043)		$20,145,043
Total Investments (Mid Cap Index Trust)
(Cost $1,204,204,738) - 118.84%		$1,324,952,467
Other assets and liabilities, net - (18.84%)		(210,012,984)
TOTAL NET ASSETS - 100.00%		$1,114,939,483

Small Cap Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.69%
Consumer Discretionary - 12.94%
Auto Components - 0.77%
American Axle &
Manufacturing Holdings, Inc. (I)(L)	41,249	$407,953
Amerigon, Inc. (I)	14,005	199,711
Cooper Tire & Rubber Company	38,065	533,291
Dana Holding Corp. (I)	89,491	1,087,316
Dorman Products, Inc. (I)	6,631	244,883
Drew Industries, Inc. (I)	11,760	288,473
Exide Technologies (I)(L)	48,905	128,620
Fuel Systems Solutions, Inc. (I)	10,641	175,470
Modine Manufacturing Company (I)	28,706	271,559
Motorcar Parts of America, Inc. (I)	8,708	65,310
Spartan Motors, Inc. (L)	21,392	102,896

The accompanying notes are an integral part of the financial statements.

55

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Components (continued)
Standard Motor Products, Inc.	12,306	$246,735
Stoneridge, Inc. (I)(L)	16,709	140,857
Superior Industries International, Inc.	14,805	244,875
Tenneco, Inc. (I)(L)	37,064	1,103,766
		5,241,715
Automobiles - 0.02%
Winnebago Industries, Inc. (I)(L)	18,660	137,711
Commercial Services & Supplies - 0.00%
Actrade Financial Technologies, Ltd. (I)	722	0
Distributors - 0.20%
Core-Mark Holding Company, Inc.	7,250	287,100
Pool Corp.	29,458	886,686
VOXX International Corp. (I)	12,270	103,682
Weyco Group, Inc.	5,069	124,444
		1,401,912
Diversified Consumer Services - 1.19%
American Public Education, Inc. (I)(L)	10,981	475,258
Archipelago Learning, Inc. (I)	8,907	86,131
Ascent Capital Group, Inc., Class A (I)	9,008	456,886
Bridgepoint Education, Inc. (I)(L)	10,870	250,010
Capella Education Company (I)	8,963	323,116
Coinstar, Inc. (I)(L)	19,144	873,732
Corinthian Colleges, Inc. (I)(L)	48,314	104,841
Grand Canyon Education, Inc. (I)(L)	17,940	286,322
Hillenbrand, Inc.	38,279	854,387
K12, Inc. (I)(L)	15,911	285,443
Lincoln Educational Services Corp.	14,494	114,503
Mac-Gray Corp.	8,199	113,064
Matthews International Corp., Class A (L)	18,266	574,100
Regis Corp. (L)	35,050	580,078
School Specialty, Inc. (I)(L)	11,453	28,633
Sotheby’s	41,205	1,175,579
Steiner Leisure, Ltd. (I)	9,213	418,178
Stewart Enterprises, Inc., Class A (L)	48,859	281,428
Strayer Education, Inc. (L)	7,478	726,787
Universal Technical Institute, Inc. (I)	13,229	169,067
		8,177,543
Hotels, Restaurants & Leisure - 2.76%
AFC Enterprises, Inc. (I)	15,806	232,348
Ambassadors Group, Inc.	13,514	60,948
Ameristar Casinos, Inc.	20,267	350,416
Benihana, Inc.	9,350	95,651
Biglari Holdings, Inc. (I)	746	274,707
BJ’s Restaurants, Inc. (I)(L)	14,675	665,071
Bob Evans Farms, Inc.	18,693	626,963
Boyd Gaming Corp. (I)(L)	34,395	256,587
Bravo Brio Restaurant Group, Inc. (I)	12,207	209,350
Buffalo Wild Wings, Inc. (I)(L)	11,132	751,521
Caribou Coffee Company, Inc. (I)(L)	8,427	117,557
Carrols Restaurant Group, Inc. (I)	8,593	99,421
CEC Entertainment, Inc.	12,250	422,013
Churchill Downs, Inc.	7,814	407,344
Cracker Barrel Old Country Store, Inc. (L)	13,975	704,480
Denny’s Corp. (I)	62,913	236,553
DineEquity, Inc. (I)	9,532	402,346
Domino’s Pizza, Inc. (I)(L)	35,400	1,201,830
Gaylord Entertainment Company (I)(L)	21,662	522,921
International Speedway Corp., Class A	17,997	456,224
Interval Leisure Group, Inc. (I)	25,158	342,400
Isle of Capri Casinos, Inc. (I)(L)	13,897	64,899
Jack in the Box, Inc. (I)(L)	28,369	592,912
Jamba, Inc. (I)	47,089	61,687
Krispy Kreme Doughnuts, Inc. (I)	36,203	236,768
Life Time Fitness, Inc. (I)(L)	25,759	1,204,233
Marcus Corp.	13,069	164,800
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	11,097	96,988
Morgans Hotel Group Company (I)	16,276	96,028
Multimedia Games
Holding Company, Inc. (I)(L)	17,176	136,377
O’Charley’s, Inc. (I)(L)	13,392	73,522
Orient Express Hotels, Ltd., Class A (I)	58,392	436,188
P.F. Chang’s China Bistro, Inc.	13,980	432,122
Papa John’s International, Inc. (I)	12,185	459,131
Peet’s Coffee & Tea, Inc. (I)(L)	7,781	487,713
Pinnacle Entertainment, Inc. (I)	38,101	387,106
Red Lion Hotels Corp. (I)	11,421	79,148
Red Robin Gourmet Burgers, Inc. (I)(L)	8,081	223,844
Ruby Tuesday, Inc. (I)	39,929	275,510
Ruth’s Hospitality Group, Inc. (I)(L)	23,650	117,541
Scientific Games Corp., Class A (I)	36,059	349,772
Shuffle Master, Inc. (I)	33,516	392,808
Six Flags Entertainment Corp.	25,184	1,038,588
Sonic Corp. (I)	39,034	262,699
Speedway Motorsports, Inc.	7,994	122,548
Texas Roadhouse, Inc., Class A	38,526	574,037
The Cheesecake Factory, Inc. (I)(L)	35,084	1,029,715
Town Sports International Holdings, Inc. (I)	13,839	101,717
Vail Resorts, Inc. (L)	21,997	931,793
		18,866,845
Household Durables - 0.76%
American Greetings Corp., Class A (L)	24,871	311,136
Beazer Homes USA, Inc. (I)(L)	48,779	120,972
Blyth, Inc.	3,278	186,190
Cavco Industries, Inc. (I)	4,434	177,626
CSS Industries, Inc.	5,424	108,046
Ethan Allen Interiors, Inc.	14,865	352,449
Helen of Troy, Ltd. (I)	18,796	577,037
Hovnanian Enterprises, Inc., Class A (I)(L)	42,288	61,318
iRobot Corp. (I)	14,555	434,467
KB Home (L)	47,588	319,791
La-Z-Boy, Inc. (I)(L)	31,827	378,741
Libbey, Inc. (I)	13,400	170,716
Lifetime Brands, Inc.	6,534	79,323
M/I Homes, Inc. (I)	12,165	116,784
MDC Holdings, Inc. (L)	23,011	405,684
Meritage Homes Corp. (I)	16,981	393,789
Ryland Group, Inc. (L)	27,222	429,019
Skullcandy, Inc. (I)(L)	6,550	82,006
Standard Pacific Corp. (I)(L)	64,845	206,207
Universal Electronics, Inc. (I)(L)	10,181	171,753
Zagg, Inc. (I)(L)	13,904	98,301
		5,181,355
Internet & Catalog Retail - 0.32%
Blue Nile, Inc. (I)(L)	7,897	322,829
HSN, Inc.	24,402	884,817
NutriSystem, Inc. (L)	17,474	225,939
Orbitz Worldwide, Inc. (I)	13,774	51,790
Overstock.com, Inc. (I)	7,933	62,195
PetMed Express, Inc. (L)	14,230	147,707
Shutterfly, Inc. (I)(L)	18,182	413,822
ValueVision Media, Inc. (I)(L)	27,607	51,901
		2,161,000
Leisure Equipment & Products - 0.38%
Arctic Cat, Inc. (I)	7,432	167,592

The accompanying notes are an integral part of the financial statements.

56

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Equipment & Products (continued)
Black Diamond, Inc. (I)	9,858	$73,639
Brunswick Corp. (L)	54,250	979,755
Callaway Golf Company (L)	40,981	226,625
Eastman Kodak Company (I)(L)	170,862	110,975
Jakks Pacific, Inc. (L)	16,756	236,427
Leapfrog Enterprises, Inc. (I)	26,016	145,429
Smith & Wesson Holding Corp. (I)(L)	39,767	173,384
Steinway Musical Instruments, Inc. (I)	4,130	103,415
Sturm Ruger & Company, Inc.	11,613	388,571
		2,605,812
Media - 1.27%
AH Belo Corp.	12,562	59,670
Arbitron, Inc.	16,589	570,827
Belo Corp., Class A	57,474	362,086
Central European
Media Enterprises, Ltd. (I)(L)	22,589	147,280
Cinemark Holdings, Inc. (L)	56,028	1,035,958
Cumulus Media, Inc., Class A (I)(L)	24,525	81,914
Digital Generation, Inc. (I)(L)	17,209	205,131
Entercom
Communications Corp., Class A (I)(L)	15,837	97,398
EW Scripps Company (I)	21,185	169,692
Fisher Communications, Inc. (I)	5,749	165,744
Gray Television, Inc. (I)	35,302	57,189
Harte-Hanks, Inc.	27,188	247,139
Journal Communications, Inc., Class A (I)	27,796	122,302
Knology, Inc. (I)	18,892	268,266
LIN TV Corp., Class A (I)	20,129	85,146
Lions Gate Entertainment Corp. (I)	27,307	227,194
Live Nation Entertainment, Inc. (I)	86,065	715,200
Martha Stewart Living
Omnimedia, Inc., Class A (L)	18,443	81,149
MDC Partners, Inc., Class A (L)	15,769	213,197
Meredith Corp.	21,966	717,190
National CineMedia, Inc.	34,211	424,216
Nexstar Broadcasting Group, Inc. (I)	7,609	59,655
Outdoor Channel Holdings, Inc.	9,677	72,190
ReachLocal, Inc. (I)	6,905	42,673
Rentrak Corp. (I)	6,362	90,849
Saga Communications, Inc., Class A (I)	2,347	87,731
Scholastic Corp.	16,291	488,241
Sinclair Broadcast Group, Inc., Class A	31,599	358,017
The McClatchy Company, Class A (I)(L)	35,983	85,999
The New York Times Company, Class A (I)	84,021	649,482
Valassis Communications, Inc. (I)	30,058	578,015
World Wrestling
Entertainment, Inc., Class A (L)	17,224	160,528
		8,727,268
Multiline Retail - 0.26%
99 Cents Only Stores (I)	28,173	618,397
Fred’s, Inc., Class A (L)	24,334	354,790
Saks, Inc. (I)(L)	70,897	691,246
Tuesday Morning Corp. (I)	29,286	101,037
		1,765,470
Specialty Retail - 3.50%
Aeropostale, Inc. (I)(L)	49,450	754,113
Americas Car-Mart, Inc. (I)	5,372	210,475
ANN, Inc. (I)	31,849	789,218
Asbury Automotive Group, Inc. (I)	17,603	379,521
Ascena Retail Group, Inc. (I)	38,433	1,142,229
Barnes & Noble, Inc. (I)(L)	17,786	257,541
Bebe Stores, Inc. (L)	24,237	201,894
Big 5 Sporting Goods Corp.	14,019	146,358
Body Central Corp. (I)	7,541	188,223
Brown Shoe Company, Inc. (L)	25,927	230,750
Build-A-Bear Workshop, Inc. (I)	11,014	93,178
Cabela’s, Inc. (I)(L)	26,495	673,503
Casual Male Retail Group, Inc. (I)	28,251	96,618
Charming Shoppes, Inc. (I)(L)	71,554	350,615
Christopher & Banks Corp.	25,135	58,816
Citi Trends, Inc. (I)(L)	9,935	87,229
Collective Brands, Inc. (I)(L)	37,805	543,258
Conn’s, Inc. (I)	8,940	99,234
Cost Plus, Inc. (I)(L)	12,682	123,650
Destination Maternity Corp.	7,219	120,702
Express, Inc. (I)	33,609	670,163
Francesca’s Holdings Corp. (I)	6,555	113,402
Genesco, Inc. (I)(L)	14,449	892,081
GNC Holdings, Inc., Class A (I)	13,855	401,102
Group 1 Automotive, Inc.	14,638	758,248
Haverty Furniture Companies, Inc.	12,089	132,737
hhgregg, Inc. (I)(L)	11,257	162,664
Hibbett Sports, Inc. (I)(L)	16,744	756,494
HOT Topic, Inc.	27,651	182,773
Jos A. Bank Clothiers, Inc. (I)(L)	16,876	822,874
Kirkland’s, Inc. (I)	10,677	142,004
Lithia Motors, Inc., Class A (L)	13,447	293,951
Lumber Liquidators Holdings, Inc. (I)(L)	14,230	251,302
MarineMax, Inc. (I)(L)	15,203	99,124
Monro Muffler Brake, Inc. (L)	18,610	721,882
New York & Company, Inc. (I)	18,454	49,088
Office Depot, Inc. (I)	170,494	366,562
OfficeMax, Inc. (I)	52,808	239,748
Penske Automotive Group, Inc. (L)	27,317	525,852
PEP Boys - Manny, Moe & Jack	31,906	350,966
Pier 1 Imports, Inc. (I)(L)	59,752	832,345
Rent-A-Center, Inc.	38,771	1,434,527
Rue21, Inc. (I)(L)	9,554	206,366
Select Comfort Corp. (I)(L)	34,003	737,525
Shoe Carnival, Inc. (I)	5,791	148,829
Sonic Automotive, Inc. (L)	24,566	363,822
Stage Stores, Inc. (L)	19,299	268,063
Stein Mart, Inc. (I)	17,981	122,451
Systemax, Inc. (I)(L)	7,134	117,069
Talbots, Inc. (I)(L)	43,852	116,646
Teavana Holdings, Inc. (I)(L)	4,622	86,801
The Buckle, Inc. (L)	16,434	671,658
The Cato Corp., Class A	16,822	407,092
The Children’s Place Retail Stores, Inc. (I)(L)	15,930	846,202
The Finish Line, Inc., Class A (L)	31,760	612,492
The Men’s Wearhouse, Inc.	31,406	1,017,868
The Wet Seal, Inc., Class A (I)(L)	56,434	183,975
Vitamin Shoppe, Inc. (I)	15,139	603,743
West Marine, Inc. (I)	9,952	115,742
Winmark Corp.	1,623	93,112
Zale Corp. (I)	21,552	82,113
Zumiez, Inc. (I)(L)	13,145	364,905
		23,913,488
Textiles, Apparel & Luxury Goods - 1.51%
Carter’s, Inc. (I)(L)	29,920	1,191,115
Cherokee, Inc.	6,511	75,983
Columbia Sportswear Company (L)	7,530	350,522
Crocs, Inc. (I)	52,342	773,091
Delta Apparel, Inc. (I)	5,238	99,993
G-III Apparel Group, Ltd. (I)	10,333	257,395
Iconix Brand Group, Inc. (I)	44,826	730,216
K-Swiss, Inc., Class A (I)(L)	18,543	54,146

The accompanying notes are an integral part of the financial statements.

57

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Liz Claiborne, Inc. (I)(L)	58,149	$501,826
Maidenform Brands, Inc. (I)(L)	14,661	268,296
Movado Group, Inc.	10,970	199,325
Oxford Industries, Inc. (L)	7,897	356,313
Perry Ellis International, Inc. (I)(L)	8,186	116,405
Quiksilver, Inc. (I)(L)	79,446	286,800
Skechers U.S.A., Inc., Class A (I)(L)	22,819	276,566
Steven Madden, Ltd. (I)	23,184	799,848
The Jones Group, Inc.	53,481	564,225
The Warnaco Group, Inc. (I)	26,827	1,342,423
True Religion Apparel, Inc. (I)	15,887	549,372
Unifi, Inc. (I)	9,403	71,463
Vera Bradley, Inc. (I)(L)	12,127	391,096
Wolverine World Wide, Inc.	30,324	1,080,747
		10,337,166
		88,517,285
Consumer Staples - 3.59%
Beverages - 0.21%
Boston Beer Company, Inc. (I)(L)	5,082	551,702
Central European Distribution Corp. (I)(L)	45,087	197,256
Coca-Cola Bottling Company Consolidated	3,078	180,217
Heckmann Corp. (I)(L)	56,379	374,920
National Beverage Corp. (I)(L)	6,982	112,201
		1,416,296
Food & Staples Retailing - 1.15%
Casey’s General Stores, Inc.	23,141	1,191,993
Ingles Markets, Inc.	9,163	137,995
Nash Finch Company	7,819	228,940
Pricesmart, Inc.	10,937	761,106
Rite Aid Corp. (I)(L)	365,716	460,802
Ruddick Corp. (L)	29,952	1,277,153
Spartan Stores, Inc.	14,272	264,032
Susser Holdings Corp. (I)	5,349	120,994
The Andersons, Inc. (L)	11,375	496,633
The Chefs’ Warehouse, Inc. (I)	7,002	125,056
The Fresh Market, Inc. (I)	17,149	684,245
The Pantry, Inc. (I)	14,809	177,264
United Natural Foods, Inc. (I)	29,643	1,186,016
Village Super Market, Inc.	4,326	123,075
Weis Markets, Inc.	6,819	272,351
Winn-Dixie Stores, Inc. (I)	35,098	329,219
		7,836,874
Food Products - 1.39%
B&G Foods, Inc. (L)	29,415	708,019
Cal-Maine Foods, Inc. (L)	8,888	325,034
Calavo Growers, Inc.	7,551	193,910
Chiquita Brands International, Inc. (I)	27,852	232,286
Darling International, Inc. (I)	71,789	954,076
Diamond Foods, Inc. (L)	13,483	435,096
Dole Food Company, Inc. (I)(L)	22,126	191,390
Fresh Del Monte Produce, Inc. (L)	22,128	553,421
J&J Snack Foods Corp.	8,983	478,614
Lancaster Colony Corp. (L)	11,488	796,578
Limoneira Company (L)	5,447	92,109
Omega Protein Corp. (I)(L)	12,738	90,822
Pilgrim’s Pride Corp. (I)	31,607	182,056
Sanderson Farms, Inc. (L)	13,574	680,465
Seneca Foods Corp., Class A (I)	6,293	162,485
Smart Balance, Inc. (I)	37,509	201,048
Snyders-Lance, Inc. (L)	29,156	656,010
The Hain Celestial Group, Inc. (I)(L)	21,970	805,420
Tootsie Roll Industries, Inc. (L)	14,875	352,091
TreeHouse Foods, Inc. (I)(L)	21,691	1,418,158
		9,509,088
Household Products - 0.14%
Central Garden & Pet Company, Class A (I)	29,236	243,244
Spectrum Brands Holdings, Inc. (I)	10,525	288,385
WD-40 Company	9,997	403,979
		935,608
Personal Products - 0.49%
Elizabeth Arden, Inc. (I)(L)	15,046	557,304
Inter Parfums, Inc.	10,376	161,451
Medifast, Inc. (I)(L)	8,869	121,683
Nature’s Sunshine Products, Inc. (I)	7,512	116,586
Nu Skin Enterprises, Inc., Class A (L)	33,380	1,621,267
Nutraceutical International Corp. (I)	6,769	76,625
Prestige Brands Holdings, Inc. (I)	31,069	350,148
Revlon, Inc. (I)	7,007	104,194
Schiff Nutrition International, Inc. (I)	8,083	86,488
Synutra International, Inc. (I)(L)	12,913	65,340
USANA Health Sciences, Inc. (I)(L)	4,208	127,797
		3,388,883
Tobacco - 0.21%
Alliance One International, Inc. (I)	55,639	151,338
Star Scientific, Inc. (I)(L)	64,868	141,412
Universal Corp. (L)	14,026	644,635
Vector Group, Ltd. (L)	29,577	525,288
		1,462,673
		24,549,422
Energy - 6.57%
Energy Equipment & Services - 2.06%
Basic Energy Services, Inc. (I)(L)	14,638	288,369
Bristow Group, Inc.	22,114	1,047,982
C&J Energy Services, Inc. (I)(L)	7,151	149,670
Cal Dive International, Inc. (I)	58,660	131,985
Complete Production Services, Inc. (I)(L)	48,154	1,616,048
Dawson Geophysical Company (I)	5,050	199,627
Dril-Quip, Inc. (I)(L)	20,888	1,374,848
Exterran Holdings, Inc. (I)(L)	39,461	359,095
Global Geophysical Services, Inc. (I)	11,792	79,242
Gulf Islands Fabrication, Inc.	8,908	260,203
Gulfmark Offshore, Inc., Class A (I)	14,543	610,951
Helix Energy Solutions Group, Inc. (I)	64,660	1,021,628
Hercules Offshore, Inc. (I)(L)	70,974	315,125
Hornbeck Offshore Services, Inc. (I)	13,970	433,349
ION Geophysical Corp. (I)(L)	80,533	493,667
Key Energy Services, Inc. (I)	75,996	1,175,658
Lufkin Industries, Inc. (L)	18,572	1,250,081
Matrix Service Company (I)	17,117	161,584
Mitcham Industries, Inc. (I)	7,820	170,789
Natural Gas Services Group, Inc. (I)	8,006	115,767
Newpark Resources, Inc. (I)(L)	55,209	524,486
OYO Geospace Corp. (I)(L)	2,634	203,687
Parker Drilling Company (I)	71,157	510,196
PHI, Inc. (I)	8,522	211,772
Pioneer Drilling Company (I)	37,927	367,133
RigNet, Inc. (I)	3,980	66,625
Tesco Corp. (I)	18,794	237,556
Tetra Technologies, Inc. (I)	47,372	442,454
Union Drilling, Inc. (I)	10,028	62,575
Vantage Drilling Company (I)	111,814	129,704
Willbros Group, Inc. (I)	25,507	93,611
		14,105,467

The accompanying notes are an integral part of the financial statements.

58

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 4.51%
Abraxas Petroleum Corp. (I)(L)	52,750	$174,075
Amyris, Inc. (I)(L)	11,328	130,725
Apco Oil and Gas International, Inc. (L)	5,572	455,344
Approach Resources, Inc. (I)	13,720	403,505
ATP Oil & Gas Corp. (I)(L)	28,410	209,098
Berry Petroleum Company, Class A (L)	31,464	1,322,117
Bill Barrett Corp. (I)(L)	28,748	979,444
BPZ Resources, Inc. (I)(L)	64,719	183,802
Callon Petroleum Company (I)	25,651	127,485
Carrizo Oil & Gas, Inc. (I)(L)	23,948	631,030
Cheniere Energy, Inc. (I)(L)	50,911	442,417
Clayton Williams Energy, Inc. (I)	3,649	276,886
Clean Energy Fuels Corp. (I)(L)	30,834	384,192
Cloud Peak Energy, Inc. (I)(L)	37,151	717,757
Comstock Resources, Inc. (I)	29,239	447,357
Contango Oil & Gas Company (I)	7,489	435,710
Crosstex Energy, Inc.	25,547	322,914
CVR Energy, Inc. (I)	53,741	1,006,569
Delek US Holdings, Inc.	9,118	104,036
DHT Holdings, Inc. (L)	45,717	33,831
Endeavour International Corp. (I)(L)	23,488	204,111
Energy Partners, Ltd. (I)	17,500	255,500
Energy XXI Bermuda, Ltd. (I)	46,000	1,466,480
Evolution Petroleum Corp. (I)	11,187	90,055
Frontline, Ltd. (L)	33,101	142,003
FX Energy, Inc. (I)	33,625	161,400
Gastar Exploration, Ltd. (I)	37,464	119,136
Georesources, Inc. (I)(L)	12,258	359,282
GMX Resources, Inc. (I)(L)	40,528	50,660
Golar LNG, Ltd. (L)	24,304	1,080,292
Goodrich Petroleum Corp. (I)(L)	15,932	218,746
Green Plains Renewable Energy, Inc. (I)	13,328	130,081
Gulfport Energy Corp. (I)(L)	25,563	752,830
Harvest Natural Resources, Inc. (I)(L)	21,285	157,083
Houston American Energy Corp. (I)(L)	10,368	126,386
Hyperdynamics Corp. (I)(L)	94,688	231,986
James River Coal Company (I)(L)	21,800	150,856
KiOR, Inc., Class A (I)(L)	7,014	71,403
Knightsbridge Tankers, Ltd. (L)	14,339	196,014
Kodiak Oil & Gas Corp. (I)(L)	127,689	1,213,046
Magnum Hunter Resources Corp. (I)(L)	68,620	369,862
McMoRan Exploration Company (I)(L)	60,168	875,444
Miller Energy Resources, Inc. (I)(L)	20,914	58,350
Nordic American Tanker Shipping, Ltd. (L)	28,874	346,199
Northern Oil and Gas, Inc. (I)(L)	38,665	927,187
Oasis Petroleum, Inc. (I)(L)	36,132	1,051,080
Overseas Shipholding Group, Inc. (L)	17,239	188,422
Panhandle Oil and Gas, Inc. (L)	4,674	153,354
Patriot Coal Corp. (I)	56,092	475,099
Penn Virginia Corp. (L)	29,656	156,880
Petroleum Development Corp. (I)(L)	14,431	506,672
Petroquest Energy, Inc. (I)(L)	35,227	232,498
Rentech, Inc. (I)(L)	139,065	182,175
Resolute Energy Corp. (I)(L)	28,709	310,057
REX American Resources Corp (I)	4,376	96,753
Rex Energy Corp. (I)	21,208	313,030
Rosetta Resources, Inc. (I)(L)	32,364	1,407,834
Scorpio Tankers, Inc. (I)(L)	16,969	82,978
SemGroup Corp., Class A (I)	25,676	669,117
Ship Finance International, Ltd. (L)	28,079	262,258
Solazyme, Inc. (I)(L)	7,208	85,775
Stone Energy Corp. (I)(L)	30,070	793,247
Swift Energy Company (I)(L)	25,948	771,175
Syntroleum Corp. (I)	59,968	57,569
Targa Resources Corp.	10,126	412,027
Teekay Tankers, Ltd., Class A (L)	28,067	98,796
Triangle Petroleum Corp. (I)(L)	27,129	161,960
Ur-Energy, Inc. (I)(L)	69,955	60,091
Uranerz Energy Corp. (I)(L)	43,158	78,548
Uranium Energy Corp. (I)(L)	48,515	148,456
Uranium Resources, Inc. (I)(L)	61,453	44,615
USEC, Inc. (I)(L)	76,295	86,976
Vaalco Energy, Inc. (I)(L)	31,816	192,169
Venoco, Inc. (I)	19,192	129,930
Voyager Oil & Gas, Inc. (I)(L)	32,306	83,026
W&T Offshore, Inc.	21,283	451,412
Warren Resources, Inc. (I)	47,040	153,350
Western Refining, Inc. (L)	32,336	429,745
Westmoreland Coal Company (I)	7,255	92,501
World Fuel Services Corp. (L)	43,151	1,811,479
Zion Oil & Gas, Inc. (I)	21,121	46,677
		30,820,417
		44,925,884
Financials - 21.87%
Capital Markets - 1.92%
Apollo Investment Corp.	118,788	764,995
Arlington Asset Investment Corp.	4,059	86,578
Artio Global Investors, Inc. (L)	19,974	97,473
BGC Partners, Inc., Class A	46,533	276,406
BlackRock Kelso Capital Corp.	43,952	358,648
Calamos Asset Management, Inc.	12,140	151,871
Capital Southwest Corp.	1,828	149,073
Cohen & Steers, Inc. (L)	10,894	314,837
Cowen Group, Inc., Class A (I)(L)	42,444	109,930
Diamond Hill Investment Group, Inc.	1,729	127,911
Duff & Phelps Corp.	18,534	268,743
Edelman Financial Group, Inc.	14,029	92,171
Epoch Holding Corp.	9,068	201,582
Evercore Partners, Inc., Class A	12,663	337,089
FBR Capital Markets Corp. (I)	33,086	67,826
Fifth Street Finance Corp.	43,818	419,338
Financial Engines, Inc. (I)(L)	23,458	523,817
FXCM, Inc. (L)	11,010	107,348
GAMCO Investors, Inc., Class A	4,124	179,353
GFI Group, Inc.	43,281	178,318
Gladstone Capital Corp. (L)	14,598	111,383
Gladstone Investment Corp.	15,658	113,834
Gleacher & Company, Inc. (I)	52,209	87,711
Golub Capital BDC Inc. (L)	6,637	102,874
Harris & Harris Group, Inc. (I)	21,200	73,352
Hercules Technology Growth Capital, Inc.	26,931	254,229
HFF, Inc. (I)	17,687	182,707
ICG Group, Inc. (I)	23,332	180,123
INTL FCStone, Inc. (I)(L)	8,405	198,106
Investment Technology Group, Inc. (I)	25,077	271,082
JMP Group, Inc.	10,275	73,466
KBW, Inc. (L)	22,534	342,066
Knight Capital Group, Inc., Class A (I)(L)	60,983	720,819
Kohlberg Capital Corp.	13,596	85,791
Ladenburg Thalmann
Financial Services, Inc. (I)(L)	65,912	163,462
Main Street Capital Corp.	13,996	297,275
MCG Capital Corp.	48,606	193,938
Medallion Financial Corp.	10,098	114,915
Medley Capital Corp.	7,660	79,664
MVC Capital, Inc.	14,965	173,444
NGP Capital Resources Company	14,456	103,939
Oppenheimer Holdings, Inc., Class A	6,649	107,049

The accompanying notes are an integral part of the financial statements.

59

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
PennantPark Investment Corp.	27,795	$280,452
Piper Jaffray Companies (I)(L)	9,743	196,809
Prospect Capital Corp.	65,541	608,876
Safeguard Scientifics, Inc. (I)	12,816	202,365
Solar Capital Ltd.	22,000	485,980
Solar Senior Capital, Ltd.	5,403	85,097
Stifel Financial Corp. (I)(L)	32,683	1,047,490
SWS Group, Inc. (L)	18,552	127,452
THL Credit, Inc.	6,900	84,249
TICC Capital Corp.	20,132	174,142
Triangle Capital Corp.	13,452	257,202
Virtus Investment Partners, Inc. (I)	3,363	255,622
Walter Investment Management Corp.	15,679	321,576
Westwood Holdings Group, Inc.	4,009	146,529
		13,118,377
Commercial Banks - 6.20%
1st Source Corp.	9,119	230,984
1st United Bancorp, Inc. (I)	19,010	105,506
Alliance Financial Corp. (L)	3,507	108,296
Ameris Bancorp (I)	15,427	158,590
Ames National Corp. (L)	5,984	116,688
Arrow Financial Corp.	6,614	155,032
BancFirst Corp.	4,051	152,075
Banco Latinoamericano de
Comercio Exterior SA	17,092	274,327
Bancorp Rhode Island, Inc. (L)	2,939	116,678
Bancorp, Inc. (I)	18,610	134,550
BancorpSouth, Inc. (L)	50,893	560,841
Bank of Marin Bancorp	3,721	139,872
Bank of the Ozarks, Inc. (L)	16,958	502,466
Banner Corp.	10,491	179,921
BBCN Bancorp, Inc. (I)	40,267	380,523
Boston Private Financial Holdings, Inc. (L)	46,709	370,869
Bridge Bancorp, Inc. (L)	5,326	105,987
Bryn Mawr Bank Corp.	7,353	143,310
Camden National Corp.	5,128	167,173
Capital City Bank Group, Inc. (L)	8,319	79,446
Cardinal Financial Corp.	18,406	197,680
Cathay General Bancorp	48,037	717,192
Centerstate Banks, Inc.	20,814	137,789
Central Pacific Financial Corp. (I)	9,331	120,557
Chemical Financial Corp.	16,628	354,509
Citizens & Northern Corp.	8,057	148,813
City Holding Company (L)	9,262	313,889
CNB Financial Corp.	8,733	137,807
CoBiz Financial, Inc.	21,173	122,168
Columbia Banking System, Inc.	24,152	465,409
Community Bank Systems, Inc. (L)	22,280	619,384
Community Trust Bancorp, Inc.	8,406	247,305
CVB Financial Corp. (L)	54,859	550,236
Eagle Bancorp, Inc. (I)	10,879	158,181
Enterprise Financial Services Corp. (L)	10,107	149,584
Financial Institutions, Inc.	8,673	139,982
First Bancorp, Inc.	6,669	102,503
First Bancorp/Troy NC	9,918	110,586
First Busey Corp. (L)	47,531	237,655
First Commonwealth Financial Corp. (L)	64,576	339,670
First Community Bancshares, Inc. (L)	10,571	131,926
First Connecticut Bancorp, Inc.	11,352	147,690
First Financial Bancorp	35,572	591,918
First Financial Bankshares, Inc. (L)	19,035	636,340
First Financial Corp./Indiana	6,783	225,738
First Interstate Bancsystem, Inc.	10,257	133,649
First Merchants Corp. (L)	16,918	143,295
First Midwest Bancorp, Inc.	45,770	463,650
First of Long Island Corp.	5,250	138,180
FirstMerit Corp.	66,460	1,005,540
FNB Corp. (L)	76,471	864,887
German American Bancorp, Inc.	8,510	154,797
Glacier Bancorp, Inc. (L)	44,220	531,967
Great Southern Bancorp, Inc. (L)	6,546	154,420
Hancock Holding Company	46,327	1,481,074
Hanmi Financial Corp. (I)(L)	12,680	93,832
Heartland Financial USA, Inc. (L)	8,765	134,455
Heritage Financial Corp.	10,774	135,321
Home Bancshares, Inc.	13,288	344,292
Hudson Valley Holding Corp.	9,895	209,972
IBERIABANK Corp. (L)	17,954	885,132
Independent Bank Corp. - MA (L)	13,113	357,854
International Bancshares Corp. (L)	32,212	590,607
Investors Bancorp, Inc. (I)	28,747	387,510
Lakeland Bancorp, Inc.	14,213	122,516
Lakeland Financial Corp.	9,957	257,588
MainSource Financial Group, Inc.	13,565	119,779
MB Financial, Inc. (L)	33,150	566,865
Merchants Bancshares, Inc.	2,990	87,308
Metro Bancorp, Inc. (I)	10,148	85,040
National Bankshares, Inc. (L)	4,877	136,166
National Penn Bancshares, Inc. (L)	74,955	632,620
NBT Bancorp, Inc.	21,231	469,842
Old National Bancorp (L)	57,403	668,745
OmniAmerican Bancorp, Inc. (I)	8,407	131,990
Oriental Financial Group, Inc.	27,738	335,907
Orrstown Financial Services, Inc.	5,538	45,689
Pacific Capital Bancorp (I)	2,541	71,758
Pacific Continental Corp.	12,682	112,236
PacWest Bancorp (L)	18,216	345,193
Park National Corp. (L)	7,919	515,210
Park Sterling Corp. (I)	23,712	96,745
Penns Woods Bancorp, Inc.	3,008	116,650
Peoples Bancorp, Inc.	7,058	104,529
Pinnacle Financial Partners, Inc. (I)(L)	20,983	338,875
PrivateBancorp, Inc.	36,888	405,030
Prosperity Bancshares, Inc. (L)	28,359	1,144,286
Renasant Corp. (L)	15,781	236,715
Republic Bancorp, Inc., Class A	6,222	142,484
S&T Bancorp, Inc. (L)	17,242	337,081
Sandy Spring Bancorp, Inc.	14,808	259,880
SCBT Financial Corp.	8,622	250,124
Seacoast Banking Corp. of Florida (I)	51,733	78,634
Sierra Bancorp	8,141	71,641
Signature Bank (I)(L)	27,956	1,677,080
Simmons First National Corp., Class A	10,713	291,286
Southside Bancshares, Inc. (L)	10,276	222,578
Southwest Bancorp, Inc. (I)	13,440	80,102
State Bancorp, Inc.	10,225	124,745
State Bank Financial Corp. (I)	19,332	292,107
StellarOne Corp.	14,983	170,507
Sterling Bancorp	20,069	173,396
Sterling Financial Corp. (I)	16,692	278,756
Suffolk Bancorp (I)	7,200	77,688
Sun Bancorp, Inc. (I)	25,595	61,940
Susquehanna Bancshares, Inc. (L)	95,577	800,935
SVB Financial Group (I)(L)	26,145	1,246,855
SY Bancorp, Inc. (L)	7,711	158,307
Texas Capital Bancshares, Inc. (I)(L)	22,692	694,602
Tompkins Financial Corp. (L)	4,994	192,319
Tower Bancorp., Inc.	6,649	189,762
TowneBank (L)	15,237	186,501

The accompanying notes are an integral part of the financial statements.

60

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
TriCo Bancshares (L)	9,208	$130,938
Trustmark Corp. (L)	38,656	938,954
UMB Financial Corp.	19,465	725,071
Umpqua Holdings Corp.	69,997	867,263
Union First Market Bankshares Corp.	12,867	171,002
United Bankshares, Inc. (L)	30,456	860,991
United Community Banks, Inc. (I)(L)	26,025	181,915
Univest Corp. of Pennsylvania	10,977	160,703
Virginia Commerce Bancorp, Inc. (I)	16,006	123,726
Washington Banking Company (L)	10,804	128,676
Washington Trust Bancorp, Inc.	9,023	215,289
Webster Financial Corp.	43,865	894,407
WesBanco, Inc. (L)	14,023	273,028
West Bancorp, Inc.	10,587	101,423
West Coast Bancorp (I)	12,189	190,148
Westamerica Bancorp.	17,420	764,738
Western Alliance Bancorp (I)	43,044	268,164
Wilshire Bancorp, Inc. (I)	40,443	146,808
Wintrust Financial Corp. (L)	21,210	594,941
		42,442,856
Consumer Finance - 0.68%
Advance America Cash Advance Centers, Inc.	33,233	297,435
Cash America International, Inc. (L)	17,893	834,351
Credit Acceptance Corp. (I)	4,033	331,835
DFC Global Corp. (I)	26,590	480,215
EZCORP, Inc., Class A (I)	28,674	756,133
First Cash Financial Services, Inc. (I)(L)	19,086	669,728
Nelnet, Inc., Class A	15,742	385,207
Netspend Holdings, Inc. (I)(L)	18,549	150,432
Nicholas Financial, Inc.	7,061	90,522
World Acceptance Corp. (I)	9,180	674,730
		4,670,588
Diversified Financial Services - 0.39%
Compass Diversified Holdings (L)	24,747	306,615
Encore Capital Group, Inc. (I)	9,978	212,132
MarketAxess Holdings, Inc.	17,582	529,394
NewStar Financial, Inc. (I)	17,015	173,043
PHH Corp. (I)	34,372	367,780
PICO Holdings, Inc. (I)	14,164	291,495
Portfolio Recovery Associates, Inc. (I)(L)	10,480	707,610
Primus Guaranty, Ltd. (I)(L)	16,210	79,429
		2,667,498
Insurance - 2.76%
Alterra Capital Holdings, Ltd. (L)	55,045	1,300,713
American Equity Investment Life Holding Company (L)	36,492	379,517
American Safety Insurance Holdings, Ltd. (I)	7,064	153,642
AMERISAFE, Inc. (I)	11,551	268,561
Amtrust Financial Services, Inc. (L)	14,958	355,253
Argo Group International Holdings, Ltd.	16,834	487,513
Baldwin & Lyons, Inc., Class B	5,885	128,293
Citizens, Inc., Class A (I)(L)	24,801	240,322
CNO Financial Group, Inc. (I)(L)	135,293	853,699
Crawford & Company, Class B	16,942	104,363
Delphi Financial Group, Inc., Class A	29,443	1,304,325
eHealth, Inc. (I)	13,726	201,772
Employers Holdings, Inc. (L)	23,657	427,955
Enstar Group, Ltd. (I)	4,191	411,556
FBL Financial Group, Inc., Class A	7,876	267,942
First American Financial Corp.	64,666	819,318
Flagstone Reinsurance Holdings SA (L)	32,928	272,973
Global Indemnity PLC (I)	8,553	169,606
Greenlight Capital Re, Ltd., Class A (I)	17,252	408,355
Hallmark Financial Services, Inc. (I)	9,473	66,216
Harleysville Group, Inc. (L)	7,482	423,257
Hilltop Holdings, Inc. (I)	25,325	213,996
Horace Mann Educators Corp.	24,301	333,167
Infinity Property & Casualty Corp.	7,669	435,139
Kansas City Life Insurance Company	3,148	103,317
Maiden Holdings, Ltd.	31,858	279,076
Meadowbrook Insurance Group, Inc.	33,315	355,804
Montpelier Re Holdings, Ltd.	37,611	667,595
National Financial Partners Corp. (I)(L)	26,558	359,064
National Interstate Corp.	4,449	109,757
National Western Life Insurance Company, Class A	1,432	194,981
OneBeacon Insurance Group, Ltd.	14,099	216,984
Platinum Underwriters Holdings, Ltd.	22,289	760,278
Presidential Life Corp. (L)	14,747	147,323
Primerica, Inc.	20,477	475,885
ProAssurance Corp.	18,582	1,483,215
RLI Corp. (L)	11,047	804,884
Safety Insurance Group, Inc.	7,846	317,606
SeaBright Holdings, Inc.	13,972	106,886
Selective Insurance Group, Inc. (L)	33,470	593,423
State Auto Financial Corp.	9,889	134,392
Stewart Information Services Corp. (L)	11,870	137,099
Symetra Financial Corp.	41,269	374,310
The Navigators Group, Inc. (I)	7,202	343,391
The Phoenix Companies, Inc. (I)(L)	73,212	122,996
Tower Group, Inc.	23,030	464,515
United Fire & Casualty Company	13,467	271,764
		18,851,998
Real Estate Investment Trusts - 8.60%
Acadia Realty Trust	24,948	502,453
AG Mortgage Investment Trust, Inc.	4,198	84,506
Agree Realty Corp.	6,683	162,932
Alexander’s, Inc. (L)	1,258	465,498
American Assets Trust, Inc.	19,774	405,565
American Campus Communities, Inc.	41,380	1,736,305
American Capital Mortgage Investment Corp.	5,835	109,815
Anworth Mortgage Asset Corp.	75,611	474,837
Apollo Commercial Real Estate Finance, Inc.	13,778	180,905
Armour Residential REIT, Inc. (L)	47,028	331,547
Ashford Hospitality Trust, Inc.	31,998	255,984
Associated Estates Realty Corp.	25,323	403,902
BioMed Realty Trust, Inc.	79,378	1,435,154
Campus Crest Communities, Inc.	19,372	194,882
CapLease, Inc.	44,070	178,043
Capstead Mortgage Corp.	50,769	631,566
CBL & Associates Properties, Inc. (L)	90,504	1,420,913
Cedar Shopping Centers, Inc.	36,383	156,811
Chatham Lodging Trust	9,840	106,075
Chesapeake Lodging Trust	19,773	305,691
Cogdell Spencer, Inc.	31,665	134,576
Colonial Properties Trust (L)	50,668	1,056,934
Colony Financial, Inc. (L)	20,284	318,662
Coresite Realty Corp.	12,554	223,712
Cousins Properties, Inc.	56,753	363,787
CreXus Investment Corp.	34,527	358,390
CubeSmart (L)	60,863	647,582
CYS Investments, Inc. (L)	50,490	663,439
DCT Industrial Trust, Inc. (L)	149,593	765,916
DiamondRock Hospitality Company (L)	102,313	986,297
DuPont Fabros Technology, Inc. (L)	35,843	868,117
Dynex Capital, Inc.	25,855	236,056
EastGroup Properties, Inc.	16,553	719,724

The accompanying notes are an integral part of the financial statements.

61

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Education Realty Trust, Inc.	43,856	$448,647
Entertainment Properties Trust (L)	28,318	1,237,780
Equity Lifestyle Properties, Inc.	18,674	1,245,369
Equity One, Inc.	32,130	545,567
Excel Trust, Inc.	19,977	239,724
Extra Space Storage, Inc. (L)	56,885	1,378,324
FelCor Lodging Trust, Inc. (I)	78,219	238,568
First Industrial Realty Trust, Inc. (I)	53,247	544,717
First Potomac Realty Trust	30,642	399,878
Franklin Street Properties Corp. (L)	43,487	432,696
Getty Realty Corp. (L)	16,438	229,310
Gladstone Commercial Corp. (L)	8,182	143,594
Glimcher Realty Trust	65,983	607,044
Government Properties Income Trust	21,534	485,592
Hatteras Financial Corp. (L)	44,764	1,180,427
Healthcare Realty Trust, Inc. (L)	47,425	881,631
Hersha Hospitality Trust	85,922	419,299
Highwoods Properties, Inc. (L)	43,527	1,291,446
Home Properties, Inc. (L)	29,040	1,671,833
Hudson Pacific Properties, Inc.	14,107	199,755
Inland Real Estate Corp.	47,416	360,836
Invesco Mortgage Capital, Inc.	69,043	970,054
Investors Real Estate Trust (L)	50,557	368,813
iStar Financial, Inc. (I)(L)	56,092	296,727
Kilroy Realty Corp. (L)	35,394	1,347,450
Kite Realty Group Trust	35,790	161,413
LaSalle Hotel Properties	51,899	1,256,475
Lexington Realty Trust	73,831	552,994
LTC Properties, Inc.	18,592	573,749
Medical Properties Trust, Inc.	68,597	677,052
MFA Financial, Inc.	213,377	1,433,893
Mid-America Apartment Communities, Inc.	22,228	1,390,361
Mission West Properties, Inc.	14,427	130,132
Monmouth Real Estate Investment Corp.	23,479	214,833
MPG Office Trust, Inc. (I)(L)	34,430	68,516
National Health Investments, Inc.	14,748	648,617
National Retail Properties, Inc. (L)	57,301	1,511,600
Newcastle Investment Corp.	64,160	298,344
NorthStar Realty Finance Corp. (L)	58,841	280,672
Omega Healthcare Investors, Inc. (L)	61,829	1,196,391
One Liberty Properties, Inc. (L)	7,756	127,974
Parkway Properties, Inc.	14,452	142,497
Pebblebrook Hotel Trust	31,190	598,224
Pennsylvania Real Estate Investment Trust	34,158	356,610
Pennymac Mortgage Investment Trust	17,140	284,867
Post Properties, Inc.	29,969	1,310,245
Potlatch Corp.	24,276	755,226
PS Business Parks, Inc.	11,358	629,574
Rait Financial Trust (L)	23,578	111,996
Ramco-Gershenson Properties Trust (L)	24,482	240,658
Redwood Trust, Inc.	48,265	491,338
Resource Capital Corp. (L)	43,099	241,785
Retail Opportunity Investments Corp. (L)	26,308	311,487
RLJ Lodging Trust	16,646	280,152
Sabra Healthcare REIT, Inc.	22,943	277,381
Saul Centers, Inc.	5,087	180,182
Sovran Self Storage, Inc.	16,982	724,622
Stag Industrial, Inc.	11,116	127,501
Starwood Property Trust, Inc.	56,335	1,042,761
Strategic Hotels & Resorts, Inc. (I)(L)	107,366	576,555
Summit Hotel Properties, Inc.	18,071	170,590
Sun Communities, Inc.	12,993	474,634
Sunstone Hotel Investors, Inc. (I)(L)	72,162	588,120
Tanger Factory Outlet Centers, Inc.	51,722	1,516,489
Terreno Realty Corp.	7,411	112,203
Two Harbors Investment Corp.	86,068	795,268
UMH Properties, Inc.	9,574	89,134
Universal Health Realty Income Trust	7,353	286,767
Urstadt Biddle Properties, Inc., Class A	14,289	258,345
Washington Real Estate Investment Trust (L)	39,941	1,092,386
Winthrop Realty Trust	18,571	188,867
		58,831,137
Real Estate Management & Development - 0.12%
Avatar Holdings, Inc. (I)	6,666	47,862
Consolidated-Tomoka Land Company	3,095	83,782
Forestar Group, Inc. (I)(L)	22,045	333,541
Kennedy-Wilson Holdings, Inc.	15,041	159,134
Tejon Ranch Company (I)	8,945	218,974
		843,293
Thrifts & Mortgage Finance - 1.20%
Apollo Residential Mortgage, Inc.	6,814	103,982
Astoria Financial Corp.	53,077	450,624
Bank Mutual Corp.	32,343	102,851
BankFinancial Corp.	15,453	85,301
Beneficial Mutual Bancorp, Inc. (I)	21,170	176,981
Berkshire Hill Bancorp, Inc.	12,859	285,341
BofI Holding, Inc. (I)(L)	6,409	104,146
Brookline Bancorp, Inc. (L)	37,679	318,011
Dime Community Bancshares	20,394	256,964
Doral Financial Corp. (I)	82,394	78,769
ESSA Bancorp, Inc.	8,972	93,937
Federal Agricultural Mortgage Corp., Class C (L)	6,311	113,724
First Defiance Financial Corp.	7,363	107,426
First Financial Holdings, Inc.	10,976	98,016
First PacTrust Bancorp, Inc.	7,314	74,969
Flagstar Bancorp, Inc. (I)	120,843	61,026
Flushing Financial Corp.	20,627	260,519
Fox Chase Bancorp, Inc.	9,120	115,186
Franklin Financial Corp./VA (I)	10,596	125,457
Home Federal Bancorp, Inc.	11,354	118,082
Kearny Financial Corp.	7,978	75,791
MGIC Investment Corp. (I)(L)	115,449	430,625
Northfield Bancorp, Inc. (L)	11,701	165,686
Northwest Bancshares, Inc. (L)	64,573	803,288
OceanFirst Financial Corp.	9,979	130,426
Ocwen Financial Corp. (I)	45,319	656,219
Oritani Financial Corp.	31,901	407,376
Provident Financial Services, Inc.	37,306	499,527
Provident New York Bancorp	24,102	160,037
Radian Group, Inc. (L)	81,584	190,907
Rockville Financial, Inc.	19,591	202,963
Territorial Bancorp, Inc.	8,776	173,326
TrustCo Bank Corp.	56,535	317,161
United Financial Bancorp, Inc.	10,632	171,069
ViewPoint Financial Group	21,807	283,709
Walker & Dunlop, Inc. (I)	7,007	88,008
Westfield Financial, Inc.	19,713	145,088
WSFS Financial Corp.	4,328	155,635
		8,188,153
		149,613,900
Health Care - 12.46%
Biotechnology - 3.69%
Achillion Pharmaceuticals, Inc. (I)	29,337	223,548
Acorda Therapeutics, Inc. (I)	24,296	579,217
Aegerion Pharmaceuticals, Inc. (I)	6,225	104,207
Affymax, Inc. (I)	22,684	149,941

The accompanying notes are an integral part of the financial statements.

62

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Alkermes PLC (I)	57,883	$1,004,849
Allos Therapeutics, Inc. (I)	54,977	78,067
Alnylam Pharmaceuticals, Inc. (I)(L)	23,438	191,020
AMAG Pharmaceuticals, Inc. (I)	13,238	250,331
Anthera Pharmaceuticals, Inc. (I)	13,959	85,708
Ardea Biosciences, Inc. (I)	10,556	177,446
Arena Pharmaceuticals, Inc. (I)(L)	92,026	172,089
Ariad Pharmaceuticals, Inc. (I)(L)	80,591	987,240
Arqule, Inc. (I)	33,363	188,167
Array BioPharma, Inc. (I)	38,366	82,871
Astex Pharmaceuticals (I)	38,198	72,194
AVEO Pharmaceuticals, Inc. (I)	19,293	331,840
AVI BioPharma, Inc. (I)(L)	94,975	70,756
Biosante Pharmaceuticals, Inc. (I)(L)	70,407	35,351
Biotime, Inc. (I)(L)	16,870	98,015
Cell Therapeutics, Inc. (I)(L)	126,731	147,008
Celldex Therapeutics, Inc. (I)(L)	28,829	74,955
Cepheid, Inc. (I)(L)	37,675	1,296,397
Chelsea Therapeutics International, Inc. (I)(L)	33,954	174,184
Cleveland Biolabs, Inc. (I)	19,843	56,751
Codexis, Inc. (I)	17,200	91,160
Cubist Pharmaceuticals, Inc. (I)(L)	36,388	1,441,693
Curis, Inc. (I)(L)	48,884	228,777
Cytori Therapeutics, Inc. (I)(L)	33,053	72,717
Dusa Pharmaceuticals, Inc. (I)	17,171	75,209
Dyax Corp. (I)	68,814	93,587
Dynavax Technologies Corp. (I)(L)	76,146	252,805
Emergent Biosolutions, Inc. (I)	14,638	246,504
Enzon Pharmaceuticals, Inc. (I)(L)	24,063	161,222
Exact Sciences Corp. (I)(L)	32,250	261,870
Exelixis, Inc. (I)	78,621	372,270
Genomic Health, Inc. (I)	10,377	263,472
Geron Corp. (I)	83,523	123,614
Halozyme Therapeutics, Inc. (I)(L)	50,290	478,258
Idenix Pharmaceuticals, Inc. (I)	33,535	249,668
Immunogen, Inc. (I)(L)	46,095	533,780
Immunomedics, Inc. (I)	43,090	143,490
Incyte Corp. (I)(L)	54,372	816,124
Infinity Pharmaceuticals, Inc. (I)	12,327	108,971
Inhibitex, Inc. (I)	38,849	425,008
Insmed, Inc. (I)(L)	17,144	52,289
InterMune, Inc. (I)	33,128	417,413
Ironwood Pharmaceuticals, Inc. (I)	31,329	375,008
Isis Pharmaceuticals, Inc. (I)(L)	61,811	445,657
Keryx Biopharmaceuticals Inc. (I)(L)	45,041	113,954
Lexicon Pharmaceuticals, Inc. (I)(L)	107,893	139,182
Ligand Pharmaceuticals, Inc., Class B (I)	12,614	149,728
Mannkind Corp. (I)(L)	50,211	125,528
Maxygen, Inc. (I)	20,677	116,412
Medivation, Inc. (I)(L)	19,139	882,499
Metabolix, Inc. (I)(L)	23,115	105,173
Micromet, Inc. (I)(L)	56,558	406,652
Momenta Pharmaceuticals, Inc. (I)(L)	28,289	491,946
Nabi Biopharmaceuticals (I)	31,776	59,739
Neurocrine Biosciences, Inc. (I)	30,354	258,009
Novavax, Inc. (I)(L)	64,678	81,494
NPS Pharmaceuticals, Inc. (I)	52,948	348,927
Nymox Pharmaceutical Corp. (I)(L)	12,868	105,775
OncoGenex Pharmaceuticals, Inc. (I)(L)	7,009	82,286
Oncothyreon, Inc. (I)(L)	25,660	194,503
Onyx Pharmaceuticals, Inc. (I)	38,683	1,700,118
Opko Health, Inc. (I)	66,799	327,315
Osiris Therapeutics, Inc. (I)(L)	12,526	67,014
PDL BioPharma, Inc. (L)	84,943	526,647
Peregrine Pharmaceuticals, Inc. (I)(L)	58,198	59,944
Pharmacyclics, Inc. (I)(L)	28,153	417,227
Progenics Pharmaceuticals, Inc. (I)(L)	18,458	157,631
Raptor Pharmaceutical Corp. (I)(L)	29,297	183,399
Rigel Pharmaceuticals, Inc. (I)	42,395	334,497
Sangamo Biosciences, Inc. (I)(L)	34,335	97,511
Savient Pharmaceuticals, Inc. (I)(L)	46,026	102,638
SciClone Pharmaceuticals, Inc. (I)(L)	22,529	96,649
Seattle Genetics, Inc. (I)(L)	59,036	986,787
SIGA Technologies, Inc. (I)(L)	23,527	59,288
Spectrum Pharmaceuticals, Inc. (I)(L)	31,701	463,786
Synta Pharmaceuticals Corp. (I)(L)	15,639	73,034
Targacept, Inc. (I)	17,345	96,612
Theravance, Inc. (I)	42,309	935,029
Vanda Pharmaceuticals, Inc. (I)	18,906	89,993
Vical, Inc. (I)(L)	44,426	195,919
Zalicus Inc. (I)(L)	47,612	57,611
ZIOPHARM Oncology, Inc. (I)(L)	37,636	165,975
		25,219,149
Health Care Equipment & Supplies - 3.03%
Abaxis, Inc. (I)(L)	13,745	380,324
ABIOMED, Inc. (I)	19,332	357,062
Accuray, Inc. (I)	42,220	178,591
Align Technology, Inc. (I)(L)	37,437	888,193
Alphatec Holdings, Inc. (I)(L)	40,567	69,775
Analogic Corp.	7,530	431,620
AngioDynamics, Inc. (I)	15,547	230,251
Antares Pharma, Inc. (I)(L)	55,403	121,887
Arthrocare Corp. (I)	16,735	530,165
Atricure, Inc. (I)	9,401	104,351
Atrion Corp.	972	233,504
Biolase Technology, Inc. (I)(L)	20,297	52,163
Cantel Medical Corp.	8,108	226,456
Cardiovascular Systems, Inc. (I)	9,642	94,974
Cerus Corp. (I)(L)	31,541	88,315
Conceptus, Inc. (I)(L)	19,375	244,900
CONMED Corp. (I)(L)	17,048	437,622
CryoLife, Inc. (I)	19,600	94,080
Cyberonics, Inc. (I)(L)	17,411	583,269
Cynosure, Inc. (I)	6,517	76,640
Delcath Systems, Inc. (I)(L)	32,029	97,688
DexCom, Inc. (I)	41,248	384,019
Endologix, Inc. (I)	29,798	342,081
Exactech, Inc. (I)	6,140	101,126
Greatbatch, Inc. (I)	13,996	309,312
Haemonetics Corp. (I)	15,504	949,155
Hansen Medical, Inc. (I)(L)	30,438	78,530
HeartWare International, Inc. (I)(L)	7,440	513,360
ICU Medical, Inc. (I)	7,209	324,405
Insulet Corp. (I)(L)	28,347	533,774
Integra LifeSciences Holdings Corp. (I)(L)	12,915	398,169
Invacare Corp.	17,763	271,596
IRIS International, Inc. (I)	11,828	110,592
Kensey Nash Corp. (L)	5,538	106,274
MAKO Surgical Corp. (I)(L)	19,544	492,704
Masimo Corp. (I)(L)	32,183	601,339
Medical Action Industries, Inc. (I)	11,911	62,295
Meridian Bioscience, Inc. (L)	25,257	475,842
Merit Medical Systems, Inc. (I)	25,461	340,668
Natus Medical, Inc. (I)	18,732	176,643
Neogen Corp. (I)	14,406	441,400
Neoprobe Corp. (I)(L)	59,601	156,155
NuVasive, Inc. (I)	24,342	306,466
NxStage Medical, Inc. (I)(L)	27,370	486,639
OraSure Technologies, Inc. (I)	28,599	260,537

The accompanying notes are an integral part of the financial statements.

63

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Orthofix International NV (I)	10,903	$384,113
Palomar Medical Technologies, Inc. (I)	12,719	118,287
Quidel Corp. (I)(L)	17,578	265,955
Rockwell Medical Technologies, Inc. (I)(L)	11,182	94,712
RTI Biologics, Inc. (I)	34,922	155,054
Solta Medical, Inc. (I)	39,036	122,573
SonoSite, Inc. (I)(L)	8,456	455,440
Spectranetics Corp. (I)	21,194	153,021
STAAR Surgical Company (I)(L)	22,099	231,819
STERIS Corp. (L)	35,902	1,070,598
SurModics, Inc. (I)	9,577	140,399
Symmetry Medical, Inc. (I)	23,012	183,866
Synergetics USA, Inc. (I)(L)	14,751	108,862
Synovis Life Technologies, Inc. (I)	7,474	208,001
Tornier BV (I)(L)	6,533	117,594
Unilife Corp. (I)(L)	36,891	115,100
Uroplasty, Inc. (I)	13,927	59,190
Vascular Solutions, Inc. (I)	11,545	128,496
Volcano Corp. (I)	31,905	759,020
West Pharmaceutical Services, Inc.	20,316	770,992
Wright Medical Group, Inc. (I)(L)	23,608	389,532
Young Innovations, Inc.	3,881	114,994
Zoll Medical Corp. (I)	13,402	846,738
		20,739,267
Health Care Providers & Services - 3.03%
Accretive Health, Inc. (I)(L)	24,426	561,309
Air Methods Corp. (I)(L)	6,928	585,070
Almost Family, Inc. (I)	5,420	89,864
Amedisys, Inc. (I)	18,545	202,326
American Dental Partners, Inc. (I)	9,650	181,710
AMN Healthcare Services, Inc. (I)	26,416	117,023
Amsurg Corp. (I)	19,063	496,401
Assisted Living Concepts, Inc.	12,357	183,996
Bio-Reference Labs, Inc. (I)	15,165	246,735
BioScrip, Inc. (I)	25,770	140,704
Capital Senior Living Corp. (I)	18,039	143,230
Centene Corp. (I)	30,342	1,201,240
Chemed Corp. (L)	12,945	662,913
Chindex International, Inc. (I)(L)	7,776	66,252
Corvel Corp. (I)	3,781	195,516
Cross Country Healthcare, Inc. (I)	19,153	106,299
Emeritus Corp. (I)(L)	18,930	331,464
ExamWorks Group, Inc. (I)(L)	17,129	162,383
Five Star Quality Care, Inc. (I)	28,150	84,450
Gentiva Health Services, Inc. (I)	19,625	132,469
Hanger Orthopedic Group, Inc. (I)	20,453	382,267
HealthSouth Corp. (I)(L)	57,865	1,022,475
Healthspring, Inc. (I)	41,219	2,248,084
Healthways, Inc. (I)	21,500	147,490
HMS Holdings Corp. (I)(L)	51,699	1,653,334
IPC The Hospitalist Company, Inc. (I)	9,963	455,508
Kindred Healthcare, Inc. (I)(L)	31,772	373,956
Landauer, Inc.	5,784	297,876
LHC Group, Inc. (I)(L)	9,903	127,055
Magellan Health Services, Inc. (I)	19,478	963,577
Medquist Holdings, Inc. (I)	19,432	186,936
Metropolitan Health Networks, Inc. (I)	26,059	194,661
Molina Healthcare, Inc. (I)(L)	17,059	380,927
MWI Veterinary Supply, Inc. (I)(L)	7,760	515,574
National Healthcare Corp.	6,260	262,294
Owens & Minor, Inc.	38,446	1,068,414
PharMerica Corp. (I)	18,075	274,379
PSS World Medical, Inc. (I)(L)	33,754	816,509
Select Medical Holdings Corp. (I)	27,523	233,395
Skilled Healthcare Group, Inc. (I)	12,946	70,685
Sunrise Senior Living, Inc. (I)(L)	34,760	225,245
Team Health Holdings, Inc. (I)	16,334	360,491
The Ensign Group, Inc.	10,076	246,862
The Providence Service Corp. (I)	8,739	120,249
Triple-S Management Corp., Class B (I)	12,122	242,682
Universal American Corp.	19,561	248,620
US Physical Therapy, Inc.	7,927	156,003
Vanguard Health Systems, Inc. (I)	19,432	198,595
WellCare Health Plans, Inc. (I)	25,933	1,361,483
		20,726,980
Health Care Technology - 0.53%
athenahealth, Inc. (I)(L)	21,303	1,046,403
Computer Programs & Systems, Inc.	6,734	344,175
HealthStream, Inc. (I)	9,391	173,264
MedAssets, Inc. (I)	29,714	274,855
Medidata Solutions, Inc. (I)	12,965	281,989
Merge Healthcare, Inc. (I)	32,345	156,873
Omnicell, Inc. (I)	20,555	339,569
Quality Systems, Inc.	23,555	871,299
Transcend Services, Inc. (I)	5,539	131,440
		3,619,867
Life Sciences Tools & Services - 0.36%
Affymetrix, Inc. (I)	44,351	181,396
Cambrex Corp. (I)	19,146	137,468
Enzo Biochem, Inc. (I)	27,205	60,939
eResearch Technology, Inc. (I)	32,263	151,313
Fluidigm Corp. (I)	4,512	59,378
Furiex Pharmaceuticals, Inc. (I)	6,813	113,845
Harvard Bioscience, Inc. (I)	16,817	65,082
Luminex Corp. (I)	23,221	492,982
Medtox Scientific, Inc. (I)	5,722	80,394
Pacific Biosciences of California, Inc. (I)(L)	23,541	65,915
PAREXEL International Corp. (I)	36,041	747,490
Sequenom, Inc. (I)(L)	62,016	275,971
		2,432,173
Pharmaceuticals - 1.82%
Akorn, Inc. (I)(L)	34,749	386,409
Ampio Pharmaceuticals, Inc. (I)(L)	13,154	56,168
Auxilium Pharmaceuticals, Inc. (I)	29,766	593,236
AVANIR Pharmaceuticals, Class A (I)(L)	78,429	160,779
Cadence Pharmaceuticals, Inc. (I)(L)	24,984	98,687
Columbia Laboratories, Inc. (I)(L)	49,404	123,510
Corcept Therapeutics, Inc. (I)	27,792	95,049
Depomed, Inc. (I)	34,453	178,467
Durect Corp. (I)	58,589	69,135
Endocyte, Inc. (I)	11,443	43,026
Forest Laboratories, Inc. (I)	7,662	7,279
Hi-Tech Pharmacal Company, Inc. (I)	6,348	246,874
Impax Laboratories, Inc. (I)	40,047	807,748
Indevus Pharmaceuticals, Inc., Escrow Shares (I)	38,347	0
ISTA Pharmaceuticals, Inc. (I)	22,271	157,011
Jazz Pharmaceuticals, Inc. (I)	13,545	523,243
KV Pharmaceutical Company, Class A (I)(L)	34,794	48,712
MAP Pharmaceuticals, Inc. (I)	13,967	183,945
Medicis Pharmaceutical Corp., Class A	37,648	1,251,796
Nektar Therapeutics (I)(L)	71,119	397,911
Obagi Medical Products, Inc. (I)	12,721	129,245
Optimer Pharmaceuticals, Inc. (I)(L)	28,310	346,514
Pain Therapeutics, Inc. (I)(L)	24,661	93,712
Par Pharmaceutical Companies, Inc. (I)(L)	22,204	726,737
Pozen, Inc. (I)	17,544	69,299

The accompanying notes are an integral part of the financial statements.

64

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Questcor Pharmaceuticals, Inc. (I)(L)	32,421	$1,348,065
Sagent Pharmaceuticals, Inc. (I)	4,269	89,649
Salix Pharmaceuticals, Ltd. (I)(L)	35,714	1,708,915
Santarus, Inc. (I)	36,483	120,759
The Medicines Company (I)	33,239	619,575
Viropharma, Inc. (I)(L)	43,021	1,178,345
Vivus, Inc. (I)(L)	54,871	534,992
XenoPort, Inc. (I)	23,462	89,390
		12,484,182
		85,221,618
Industrials - 15.37%
Aerospace & Defense - 1.94%
AAR Corp. (L)	24,264	465,141
Aerovironment, Inc. (I)(L)	10,353	325,809
American Science & Engineering, Inc.	5,540	377,329
Astronics Corp. (I)	6,417	229,793
Ceradyne, Inc. (I)(L)	15,212	407,377
Cubic Corp.	9,697	422,692
Curtiss-Wright Corp. (L)	28,165	995,069
DigitalGlobe, Inc. (I)	21,945	375,479
Ducommun, Inc.	7,041	89,773
Esterline Technologies Corp. (I)	18,535	1,037,404
GenCorp, Inc. (I)(L)	36,947	196,558
GeoEye, Inc. (I)(L)	13,897	308,791
HEICO Corp. (L)	25,413	1,486,152
Hexcel Corp. (I)(L)	59,477	1,439,938
Kratos Defense & Security Solutions, Inc. (I)	21,594	128,916
LMI Aerospace, Inc. (I)	5,916	103,826
Moog, Inc., Class A (I)	27,662	1,215,192
National Presto Industries, Inc. (L)	3,022	282,859
Orbital Sciences Corp., Class A (I)	35,764	519,651
Taser International, Inc. (I)	37,558	192,297
Teledyne Technologies, Inc. (I)	22,283	1,222,223
The KEYW Holding Corp. (I)(L)	12,226	90,472
Triumph Group, Inc. (L)	22,792	1,332,192
		13,244,933
Air Freight & Logistics - 0.34%
Air Transport Services Group, Inc. (I)	34,125	161,070
Atlas Air Worldwide Holdings, Inc. (I)(L)	16,131	619,914
Forward Air Corp. (L)	18,220	583,951
HUB Group, Inc., Class A (I)	22,640	734,215
Pacer International, Inc. (I)(L)	23,451	125,463
Park-Ohio Holdings Corp. (I)	5,415	96,604
		2,321,217
Airlines - 0.62%
Alaska Air Group, Inc. (I)	21,708	1,630,054
Allegiant Travel Company (I)(L)	8,967	478,300
Hawaiian Holdings, Inc. (I)	32,123	186,313
JetBlue Airways Corp. (I)(L)	150,877	784,560
Republic Airways Holdings, Inc. (I)(L)	30,472	104,519
SkyWest, Inc.	32,922	414,488
Spirit Airlines, Inc. (I)(L)	9,481	147,904
US Airways Group, Inc. (I)(L)	99,064	502,254
		4,248,392
Building Products - 0.68%
AAON, Inc. (L)	11,383	233,238
Ameresco, Inc., Class A (I)	11,989	164,489
American Woodmark Corp.	6,403	87,465
AO Smith Corp. (L)	23,018	923,482
Apogee Enterprises, Inc.	17,906	219,528
Gibraltar Industries, Inc. (I)	18,790	262,308
Griffon Corp. (L)	30,126	275,050
Insteel Industries, Inc.	11,873	130,484
NCI Building Systems, Inc. (I)	12,731	138,386
Quanex Building Products Corp.	23,169	347,998
Simpson Manufacturing Company, Inc. (L)	25,276	850,790
Trex Company, Inc. (I)(L)	9,613	220,234
Universal Forest Products, Inc.	12,098	373,465
USG Corp. (I)(L)	44,002	447,060
		4,673,977
Commercial Services & Supplies - 2.49%
A.T. Cross Company, Class A (I)	6,760	76,253
ABM Industries, Inc.	32,392	667,923
ACCO Brands Corp. (I)	33,932	327,444
American Reprographics Company (I)	23,230	106,626
Casella Waste Systems, Inc., Class A (I)	18,656	119,398
Cenveo, Inc. (I)	35,008	119,027
Clean Harbors, Inc. (I)	28,641	1,825,291
Consolidated Graphics, Inc. (I)	5,479	264,526
Courier Corp.	7,330	85,981
Deluxe Corp.	31,213	710,408
EnergySolutions, Inc. (I)	51,116	157,948
EnerNOC, Inc. (I)	14,661	159,365
Ennis, Inc.	16,301	217,292
Fuel Tech, Inc. (I)(L)	13,429	88,363
G&K Services, Inc., Class A	11,447	333,222
Healthcare Services Group, Inc.	40,583	717,913
Herman Miller, Inc.	35,257	650,492
HNI Corp. (L)	27,467	716,889
InnerWorkings, Inc. (I)(L)	16,695	155,430
Interface, Inc., Class A	32,369	373,538
Intersections, Inc. (L)	5,934	65,808
Kimball International, Inc., Class B	20,916	106,044
Knoll, Inc.	29,890	443,867
McGrath Rentcorp	14,886	431,545
Metalico, Inc. (I)(L)	26,089	85,833
Mine Safety Appliances Company	16,562	548,533
Mobile Mini, Inc. (I)(L)	22,922	399,989
Multi-Color Corp.	7,359	189,347
NL Industries, Inc.	3,964	51,413
Quad/Graphics, Inc. (L)	15,652	224,450
Rollins, Inc.	38,443	854,203
Schawk, Inc., Class A	7,954	89,164
Standard Parking Corp. (I)	10,283	183,757
Steelcase, Inc., Class A	48,861	364,503
Swisher Hygiene, Inc. (I)(L)	53,282	199,275
SYKES Enterprises, Inc. (I)	25,667	401,945
Team, Inc. (I)	12,092	359,737
Tetra Tech, Inc. (I)	38,421	829,509
The Brinks Company	28,479	765,516
The Geo Group, Inc. (I)(L)	39,699	664,958
TMS International Corp. (I)	8,369	82,686
Unifirst Corp.	8,664	491,595
United Stationers, Inc.	27,980	911,029
US Ecology, Inc.	12,302	231,032
Viad Corp.	12,629	220,755
		17,069,822
Construction & Engineering - 0.77%
Aegion Corp. (I)	24,419	374,587
Comfort Systems USA, Inc.	23,424	251,105
Dycom Industries, Inc. (I)	21,396	447,604
EMCOR Group, Inc.	40,786	1,093,473
Furmanite Corp. (I)	24,011	151,509
Granite Construction, Inc.	23,537	558,298

The accompanying notes are an integral part of the financial statements.

65

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Great Lakes Dredge & Dock Corp.	36,693	$204,013
Layne Christensen Company (I)	12,214	295,579
MasTec, Inc. (I)	34,580	600,655
Michael Baker Corp. (I)	5,559	109,012
MYR Group, Inc. (I)	12,661	242,332
Northwest Pipe Company (I)	6,121	139,926
Orion Marine Group, Inc. (I)	18,088	120,285
Pike Electric Corp. (I)	10,950	78,731
Primoris Services Corp.	16,805	250,899
Sterling Construction Company, Inc. (I)	10,973	118,179
Tutor Perini Corp. (I)	19,182	236,706
		5,272,893
Electrical Equipment - 1.14%
A123 Systems, Inc. (I)(L)	56,880	91,577
Active Power, Inc. (I)(L)	55,849	36,860
Acuity Brands, Inc. (L)	26,366	1,397,398
American Superconductor Corp. (I)(L)	29,157	107,589
AZZ, Inc.	7,777	353,387
Belden, Inc. (L)	28,875	960,960
Brady Corp., Class A (L)	28,962	914,330
Broadwind Energy, Inc. (I)	93,400	63,512
Capstone Turbine Corp. (I)(L)	159,605	185,142
Encore Wire Corp.	11,309	292,903
EnerSys, Inc. (I)(L)	30,707	797,461
Franklin Electric Company, Inc.	14,235	620,077
Fuelcell Energy, Inc. (I)(L)	79,899	69,672
Generac Holdings, Inc. (I)	15,086	422,861
Global Power Equipment Group, Inc. (I)	9,639	228,926
II-VI, Inc. (I)	31,727	582,508
LSI Industries, Inc.	13,347	80,082
Powell Industries, Inc. (I)	5,442	170,226
PowerSecure International, Inc. (I)	11,983	59,316
Preformed Line Products Company	1,581	94,322
Satcon Technology Corp. (I)(L)	63,570	38,148
Thermon Group Holdings, Inc. (I)	6,262	110,336
Vicor Corp.	12,690	101,012
		7,778,605
Industrial Conglomerates - 0.20%
Raven Industries, Inc.	11,084	686,100
Seaboard Corp. (I)	192	390,912
Standex International Corp.	7,717	263,690
		1,340,702
Machinery - 3.22%
Accuride Corp. (I)	25,269	179,915
Actuant Corp., Class A (L)	41,796	948,351
Alamo Group, Inc.	4,215	113,510
Albany International Corp., Class A	17,097	395,283
Altra Holdings, Inc. (I)(L)	16,634	313,218
American Railcar Industries, Inc. (I)	6,139	146,906
Ampco-Pittsburgh Corp.	5,769	111,572
Astec Industries, Inc. (I)	12,151	391,384
Barnes Group, Inc. (L)	33,053	796,908
Blount International, Inc. (I)	29,766	432,202
Briggs & Stratton Corp. (L)	30,977	479,834
Cascade Corp.	5,641	266,086
Chart Industries, Inc. (I)(L)	17,927	969,313
CIRCOR International, Inc.	10,508	371,037
CLARCOR, Inc.	30,701	1,534,743
Colfax Corp. (I)(L)	15,003	427,285
Columbus McKinnon Corp. (I)	12,412	157,508
Commercial Vehicle Group, Inc. (I)	18,002	162,738
Douglas Dynamics, Inc.	11,787	172,326
Dynamic Materials Corp.	8,316	164,490
Energy Recovery, Inc. (I)(L)	30,115	77,697
EnPro Industries, Inc. (I)(L)	12,626	416,405
ESCO Technologies, Inc.	16,221	466,840
Federal Signal Corp. (I)	39,392	163,477
Flow International Corp. (I)	31,745	111,108
FreightCar America, Inc. (I)	7,744	162,237
Graham Corp.	6,241	140,048
Greenbrier Companies, Inc. (I)(L)	11,276	273,781
Hurco Companies, Inc. (I)	4,487	94,227
John Bean Technologies Corp.	17,624	270,881
Kadant, Inc. (I)	7,875	178,054
Kaydon Corp. (L)	19,850	605,425
LB Foster Co.	6,086	172,173
Lindsay Corp. (L)	7,591	416,670
Lydall, Inc. (I)	11,206	106,345
Meritor, Inc. (I)(L)	58,122	309,209
Met-Pro Corp.	11,570	104,593
Middleby Corp. (I)(L)	11,468	1,078,451
Miller Industries, Inc.	7,673	120,696
Mueller Industries, Inc. (L)	23,110	887,886
Mueller Water Products, Inc.	94,775	231,251
NACCO Industries, Inc., Class A	3,526	314,590
NN, Inc. (I)	11,386	68,316
PMFG, Inc. (I)(L)	10,989	214,395
RBC Bearings, Inc. (I)	13,504	563,117
Robbins & Myers, Inc.	24,028	1,166,559
Sauer-Danfoss, Inc. (I)(L)	7,082	256,439
Sun Hydraulics, Inc.	12,219	286,291
Tecumseh Products Company, Class A (I)	12,465	58,586
Tennant Company (L)	11,552	449,026
The Gorman-Rupp Company	9,438	256,242
Titan International, Inc. (L)	25,556	497,320
TriMas Corp. (I)	15,614	280,271
Twin Disc, Inc. (L)	5,149	187,012
Wabash National Corp. (I)	42,015	329,398
Watts Water Technologies, Inc., Class A (L)	18,263	624,777
Woodward, Inc.	37,511	1,535,325
Xerium Technologies, Inc. (I)	7,569	49,501
		22,059,228
Marine - 0.04%
Baltic Trading, Ltd.	11,996	56,981
Eagle Bulk Shipping, Inc. (I)(L)	45,256	42,636
Excel Maritime Carriers, Ltd. (I)(L)	31,545	45,740
Genco Shipping & Trading, Ltd. (I)(L)	18,887	127,676
		273,033
Professional Services - 1.53%
Acacia Research (I)(L)	26,183	955,941
Barrett Business Services, Inc.	5,178	103,353
CBIZ, Inc. (I)	24,915	152,231
CDI Corp.	8,518	117,634
CoStar Group, Inc. (I)(L)	15,418	1,028,843
CRA International, Inc. (I)	7,014	139,158
Exponent, Inc. (I)	8,492	390,377
Franklin Covey Company (I)	9,027	76,459
FTI Consulting, Inc. (I)	25,489	1,081,243
GP Strategies Corp. (I)	9,829	132,495
Heidrick & Struggles International, Inc.	11,119	239,503
Hill International, Inc. (I)	16,725	85,967
Hudson Highland Group, Inc. (I)(L)	21,393	102,472
Huron Consulting Group, Inc. (I)	13,456	521,285
ICF International, Inc. (I)	11,957	296,294
Insperity, Inc.	13,826	350,489
Kelly Services, Inc., Class A	16,591	226,965

The accompanying notes are an integral part of the financial statements.

66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Kforce, Inc. (I)(L)	20,480	$252,518
Korn/Ferry International (I)	28,799	491,311
Mistras Group, Inc. (I)	8,966	228,543
Navigant Consulting Company (I)	31,296	357,087
Odyssey Marine Exploration, Inc. (I)(L)	47,777	130,909
On Assignment, Inc. (I)	22,534	251,930
Pendrell Corp. (I)	91,417	234,028
Resources Connection, Inc.	28,589	302,758
RPX Corp. (I)	6,125	77,481
The Advisory Board Company (I)(L)	9,704	720,134
The Corporate Executive Board Company	21,053	802,119
The Dolan Company (I)(L)	19,482	165,987
TrueBlue, Inc. (I)	26,913	373,552
VSE Corp.	2,751	66,794
		10,455,860
Road & Rail - 1.22%
AMERCO, Inc.	5,279	466,664
Arkansas Best Corp.	15,826	304,967
Avis Budget Group, Inc. (I)(L)	64,301	689,307
Celadon Group, Inc.	13,440	158,726
Dollar Thrifty Automotive Group, Inc. (I)	17,625	1,238,333
Genesee & Wyoming, Inc., Class A (I)	24,041	1,456,404
Heartland Express, Inc. (L)	31,104	444,476
Knight Transportation, Inc.	37,277	583,012
Marten Transport, Ltd.	10,360	186,376
Old Dominion Freight Line, Inc. (I)(L)	28,972	1,174,235
Quality Distribution, Inc. (I)	9,925	111,656
RailAmerica, Inc. (I)	13,286	197,829
Roadrunner Transportation Systems, Inc. (I)	6,337	89,542
Saia, Inc. (I)	10,728	133,885
Swift Transporation Company (I)(L)	49,265	405,944
Werner Enterprises, Inc. (L)	26,525	639,253
Zipcar, Inc. (I)(L)	6,455	86,626
		8,367,235
Trading Companies & Distributors - 1.15%
Aceto Corp.	17,692	122,075
Aircastle, Ltd.	35,169	447,350
Applied Industrial Technologies, Inc.	25,690	903,517
Beacon Roofing Supply, Inc. (I)(L)	28,171	569,899
CAI International, Inc. (I)(L)	8,086	125,010
DXP Enterprises, Inc. (I)	5,414	174,331
H&E Equipment Services, Inc. (I)	17,728	237,910
Houston Wire & Cable Company (L)	11,467	158,474
Interline Brands, Inc. (I)	20,794	323,763
Kaman Corp., Class A	16,087	439,497
RSC Holdings, Inc. (I)(L)	41,534	768,379
Rush Enterprises, Inc., Class A (I)	19,838	415,011
Seacube Container Leasing, Ltd.	7,527	111,475
TAL International Group, Inc. (L)	13,403	385,872
Textainer Group Holdings, Ltd. (L)	6,963	202,763
Titan Machinery, Inc. (I)	9,633	209,325
United Rentals, Inc. (I)(L)	38,196	1,128,692
Watsco, Inc. (L)	17,045	1,119,175
		7,842,518
Transportation Infrastructure - 0.03%
Wesco Aircraft Holdings, Inc. (I)	12,821	179,366
		105,127,781
Information Technology - 16.97%
Communications Equipment - 2.09%
ADTRAN, Inc.	39,330	1,186,193
Anaren, Inc. (I)	9,482	157,591
Arris Group, Inc. (I)	75,452	816,391
Aruba Networks, Inc. (I)(L)	52,181	966,392
Aviat Networks, Inc. (I)	41,364	75,696
Bel Fuse, Inc., Class B	6,713	125,869
Black Box Corp.	11,115	311,665
Blue Coat Systems, Inc. (I)	26,734	680,380
Calix, Inc. (I)	23,917	154,743
Communications Systems, Inc.	4,894	68,810
Comtech Telecommunications Corp. (L)	14,433	413,072
Digi International, Inc. (I)	15,801	176,339
Emcore Corp. (I)(L)	59,806	51,571
Emulex Corp. (I)	53,776	368,903
Extreme Networks, Inc. (I)	58,729	171,489
Finisar Corp. (I)(L)	54,716	916,219
Globecomm Systems, Inc. (I)	14,016	191,739
Harmonic, Inc. (I)	70,479	355,214
Infinera Corp. (I)(L)	64,285	403,710
InterDigital, Inc. (L)	27,652	1,204,798
Ixia (I)(L)	23,990	252,135
KVH Industries, Inc. (I)	10,460	81,379
Loral Space & Communications, Inc. (I)	6,672	432,879
Netgear, Inc. (I)(L)	22,348	750,222
Oclaro, Inc. (I)(L)	32,932	92,868
Oplink Communications, Inc. (I)	12,197	200,885
ORBCOMM, Inc. (I)	23,969	71,667
Plantronics, Inc.	29,211	1,041,080
Powerwave Technologies, Inc. (I)(L)	20,561	42,767
Procera Networks, Inc. (I)	8,972	139,784
ShoreTel, Inc. (I)	30,068	191,834
Sonus Networks, Inc. (I)(L)	129,433	310,639
Sycamore Networks, Inc. (I)	12,664	226,686
Symmetricom, Inc. (I)	27,956	150,683
Tekelec, Inc. (I)(L)	37,565	410,585
Viasat, Inc. (I)(L)	22,183	1,023,080
Westell Technologies, Inc., Class A (I)	37,466	83,175
		14,299,132
Computers & Peripherals - 0.63%
3D Systems Corp. (I)(L)	25,631	369,086
Avid Technology, Inc. (I)(L)	18,868	160,944
Cray, Inc. (I)	23,951	154,963
Dot Hill Systems Corp. (I)	39,238	52,187
Electronics for Imaging, Inc. (I)	28,797	410,357
Imation Corp. (I)	19,954	114,336
Immersion Corp. (I)	18,507	95,866
Intermec, Inc. (I)	36,659	251,481
Intevac, Inc. (I)	15,190	112,406
Novatel Wireless, Inc. (I)	22,029	68,951
OCZ Technology Group, Inc. (I)(L)	31,673	209,359
Quantum Corp. (I)(L)	138,434	332,242
Rimage Corp.	7,059	79,414
Silicon Graphics International Corp. (I)(L)	18,908	216,686
STEC, Inc. (I)(L)	25,714	220,883
Stratasys, Inc. (I)(L)	13,041	396,577
Super Micro Computer, Inc. (I)(L)	16,586	260,068
Synaptics, Inc. (I)(L)	19,621	591,573
Xyratex, Ltd. (L)	17,505	233,167
		4,330,546
Electronic Equipment, Instruments & Components - 2.43%
Aeroflex Holding Corp. (I)	12,647	129,505
Agilysys, Inc. (I)	11,636	92,506
Anixter International, Inc. (I)	17,612	1,050,380
Badger Meter, Inc. (L)	9,365	275,612
Benchmark Electronics, Inc. (I)	36,991	498,269
Brightpoint, Inc. (I)	41,809	449,865

The accompanying notes are an integral part of the financial statements.

67

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Checkpoint Systems, Inc. (I)	25,053	$274,080
Cognex Corp.	25,306	905,702
Coherent, Inc. (I)(L)	15,300	799,731
CTS Corp.	21,608	198,794
Daktronics, Inc.	21,896	209,545
DDi Corp.	10,198	95,147
DTS, Inc. (I)(L)	10,594	288,581
Echelon Corp. (I)	22,409	109,132
Electro Rent Corp.	11,616	199,214
Electro Scientific Industries, Inc.	14,086	203,965
Fabrinet (I)	12,644	172,970
FARO Technologies, Inc. (I)	9,956	457,976
FEI Company (I)(L)	23,588	961,919
GSI Group, Inc. (I)	16,476	168,549
Insight Enterprises, Inc. (I)	28,696	438,762
KEMET Corp. (I)	26,821	189,088
Lecroy Corp. (I)	11,154	93,805
Littelfuse, Inc. (L)	13,935	598,926
Maxwell Technologies, Inc. (I)(L)	17,463	283,599
Measurement Specialties, Inc. (I)	9,323	260,671
Mercury Computer Systems, Inc. (I)	18,762	249,347
Methode Electronics, Inc.	23,021	190,844
MTS Systems Corp.	9,625	392,219
Multi-Fineline Electronix, Inc. (I)	5,536	113,765
Newport Corp. (I)	22,864	311,179
OSI Systems, Inc. (I)	11,693	570,385
Park Electrochemical Corp.	12,512	320,557
Plexus Corp. (I)	21,824	597,541
Power-One, Inc. (I)(L)	41,041	160,470
Pulse Electronics Corp. (L)	26,826	75,113
RadiSys Corp. (I)	12,790	64,717
RealD, Inc. (I)(L)	25,995	206,400
Richardson Electronics, Ltd.	9,378	115,256
Rofin-Sinar Technologies, Inc. (I)	17,466	399,098
Rogers Corp. (I)	9,625	354,778
Sanmina-SCI Corp. (I)	49,472	460,584
Scansource, Inc. (I)(L)	16,496	593,856
SYNNEX Corp. (I)	15,201	463,022
TTM Technologies, Inc. (I)(L)	31,967	350,358
Universal Display Corp. (I)(L)	23,474	861,261
Vishay Precision Group, Inc. (I)	8,470	135,351
X-Rite, Inc. (I)(L)	16,459	76,370
Zygo Corp. (I)	10,043	177,259
		16,646,023
Internet Software & Services - 1.80%
Active Network, Inc. (I)	7,723	105,033
Ancestry.com, Inc. (I)(L)	19,361	444,529
Bankrate, Inc. (I)	14,046	301,989
Carbonite, Inc. (I)(L)	5,044	55,988
comScore, Inc. (I)	19,601	415,541
Constant Contact, Inc. (I)(L)	18,236	423,258
Cornerstone Ondemand, Inc. (I)(L)	7,149	130,398
DealerTrack Holdings, Inc. (I)	25,182	686,461
Dice Holdings, Inc. (I)	29,598	245,367
Digital River, Inc. (I)	24,275	364,611
Earthlink, Inc.	68,411	440,567
Envestnet, Inc. (I)	12,296	147,060
InfoSpace, Inc. (I)	23,000	252,770
Internap Network Services Corp. (I)	33,395	198,366
IntraLinks Holdings, Inc. (I)	20,699	129,162
j2 Global Communications, Inc. (L)	28,147	792,057
Keynote Systems, Inc.	8,678	178,246
KIT Digital, Inc. (I)(L)	23,921	202,132
Limelight Networks, Inc. (I)(L)	41,969	124,228
Liquidity Services, Inc. (I)	11,460	422,874
LivePerson, Inc. (I)	32,300	405,365
LogMeIn, Inc. (I)	12,540	483,417
LoopNet, Inc. (I)	10,280	187,918
Marchex, Inc., Class B (L)	13,966	87,288
Move, Inc. (I)	25,600	161,792
NIC, Inc.	39,761	529,219
OpenTable, Inc. (I)(L)	14,457	565,702
Openwave Systems, Inc. (I)	58,754	92,831
Perficient, Inc. (I)	15,832	158,478
QuinStreet, Inc. (I)	17,632	165,036
RealNetworks, Inc.	13,675	102,563
Responsys, Inc. (I)	6,285	55,874
RightNow Technologies, Inc. (I)	15,128	646,419
Saba Software, Inc. (I)	18,306	144,434
Sciquest, Inc. (I)	8,011	114,317
SPS Commerce, Inc. (I)	5,373	139,429
Stamps.com, Inc. (I)	6,496	169,740
Support.com, Inc. (I)	33,423	75,202
Travelzoo, Inc. (I)(L)	3,571	87,775
United Online, Inc. (L)	55,377	301,251
ValueClick, Inc. (I)(L)	48,193	785,064
Vocus, Inc. (I)	10,805	238,682
Web.com Group, Inc. (I)	17,926	205,253
XO Group, Inc. (I)	20,174	168,251
Zillow, Inc. (I)(L)	2,630	59,122
Zix Corp. (I)(L)	43,433	122,481
		12,313,540
IT Services - 2.05%
Acxiom Corp. (I)	49,795	607,997
CACI International, Inc., Class A (I)(L)	15,898	889,016
Cardtronics, Inc. (I)	26,428	715,142
Cass Information Systems, Inc.	5,740	208,879
Ciber, Inc. (I)	40,597	156,704
Computer Task Group, Inc. (I)	10,122	142,518
Convergys Corp. (I)(L)	64,032	817,689
CSG Systems International, Inc. (I)(L)	21,071	309,954
Dynamics Research Corp. (I)	6,506	73,778
Echo Global Logistics, Inc. (I)	7,407	119,623
Euronet Worldwide, Inc. (I)(L)	31,449	581,178
ExlService Holdings, Inc. (I)	9,965	222,917
Forrester Research, Inc. (I)	8,823	299,453
Global Cash Access Holdings, Inc. (I)	40,145	178,645
Heartland Payment Systems, Inc. (L)	23,682	576,894
Higher One Holdings, Inc. (I)(L)	18,761	345,953
iGate Corp. (I)(L)	19,043	299,546
Jack Henry & Associates, Inc.	52,437	1,762,408
Lionbridge Technologies, Inc. (I)	41,990	96,157
ManTech International Corp., Class A (L)	14,205	443,764
MAXIMUS, Inc.	20,976	867,358
ModusLink Global Solutions, Inc.	28,770	155,358
Moneygram International, Inc. (I)	6,819	121,037
NCI, Inc. (I)(L)	4,610	53,707
PRGX Global, Inc. (I)	13,681	81,402
Sapient Corp.	66,628	839,513
ServiceSource International, Inc. (I)	6,338	99,443
Syntel, Inc.	9,336	436,645
TeleTech Holdings, Inc. (I)	15,751	255,166
The Hackett Group, Inc. (I)	22,047	82,456
TNS, Inc. (I)	15,555	275,635
Unisys Corp. (I)(L)	26,286	518,097
Virtusa Corp. (I)	9,552	138,313

The accompanying notes are an integral part of the financial statements.

68

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Wright Express Corp. (I)(L)	23,493	$1,275,200
		14,047,545
Semiconductors & Semiconductor Equipment - 3.59%
Advanced Analogic Technologies, Inc. (I)	26,089	150,794
Advanced Energy Industries, Inc. (I)	26,411	283,390
Alpha & Omega Semiconductor, Ltd. (I)	9,859	72,069
Amkor Technology, Inc. (I)	64,101	279,480
Amtech Systems, Inc. (I)	6,572	55,928
Anadigics, Inc. (I)	44,794	98,099
Applied Micro Circuits Corp. (I)(L)	39,148	263,075
ATMI, Inc. (I)	18,917	378,908
Axcelis Technologies, Inc. (I)	70,556	93,839
AXT, Inc. (I)(L)	20,751	86,532
Brooks Automation, Inc.	39,888	409,650
Cabot Microelectronics Corp. (I)(L)	14,252	673,407
Cavium Inc. (I)(L)	29,617	842,011
Ceva, Inc. (I)	14,170	428,784
Cirrus Logic, Inc. (I)(L)	39,959	633,350
Cohu, Inc.	15,087	171,237
CSR PLC, ADR (I)	4,450	50,864
Cymer, Inc. (I)(L)	18,434	917,276
Diodes, Inc. (I)(L)	21,583	459,718
DSP Group, Inc. (I)	16,184	84,319
Entegris, Inc. (I)	81,960	715,101
Entropic Communications, Inc. (I)(L)	52,497	268,260
Exar Corp. (I)	23,815	154,798
FormFactor, Inc. (I)(L)	31,302	158,388
FSI International, Inc. (I)	25,165	92,104
GSI Technology, Inc. (I)	13,834	64,743
GT Advanced Technologies Inc. (I)(L)	76,870	556,539
Hittite Microwave Corp. (I)	18,976	937,035
Inphi Corp. (I)	12,453	148,938
Integrated Device Technology, Inc. (I)(L)	90,352	493,322
Integrated Silicon Solution, Inc. (I)	16,730	152,912
IXYS Corp. (I)	14,805	160,338
Kopin Corp. (I)	41,047	159,262
Kulicke & Soffa Industries, Inc. (I)	43,492	402,301
Lattice Semiconductor Corp. (I)	70,305	417,612
LTX-Credence Corp. (I)	31,314	167,530
Maxlinear, Inc., Class A (I)	11,427	54,278
Micrel, Inc.	30,396	307,304
Microsemi Corp. (I)	52,762	883,764
Mindspeed Technologies, Inc. (I)(L)	22,077	101,113
MIPS Technologies, Inc. (I)(L)	33,453	149,200
MKS Instruments, Inc.	31,847	885,984
Monolithic Power Systems, Inc. (I)(L)	18,554	279,609
MoSys, Inc. (I)(L)	23,524	98,801
Nanometrics, Inc. (I)(L)	12,586	231,834
Netlogic Microsystems, Inc. (I)	41,619	2,063,054
NVE Corp. (I)(L)	3,062	170,033
Omnivision Technologies, Inc. (I)(L)	35,472	434,000
PDF Solutions, Inc. (I)	15,458	107,742
Pericom Semiconductor Corp. (I)	16,444	125,139
Photronics, Inc. (I)(L)	35,817	217,767
PLX Technology, Inc. (I)	31,192	89,521
Power Integrations, Inc. (L)	17,568	582,555
Rambus, Inc. (I)	60,048	453,362
RF Micro Devices, Inc. (I)(L)	168,189	908,221
Rubicon Technology, Inc. (I)	11,292	106,032
Rudolph Technologies, Inc. (I)	20,219	187,228
Semtech Corp. (I)	39,586	982,525
Sigma Designs, Inc. (I)(L)	20,092	120,552
Silicon Image, Inc. (I)	48,043	225,802
Spansion, Inc., Class A (I)	30,814	255,140
Standard Microsystems Corp. (I)	13,889	357,920
STR Holdings, Inc. (I)(L)	18,815	154,847
Supertex, Inc. (I)	7,157	135,124
Tessera Technologies, Inc. (I)	31,282	523,974
TriQuint Semiconductor, Inc. (I)(L)	100,010	487,049
Ultra Clean Holdings, Inc. (I)	14,387	87,905
Ultratech, Inc. (I)	15,272	375,233
Veeco Instruments, Inc. (I)(L)	24,891	517,733
Volterra Semiconductor Corp. (I)	14,845	380,180
		24,522,438
Software - 4.38%
Accelrys, Inc. (I)	35,114	235,966
ACI Worldwide, Inc. (I)(L)	20,457	585,888
Actuate Corp. (I)	23,314	136,620
Advent Software, Inc. (I)(L)	20,103	489,709
American Software, Inc., Class A	15,042	142,147
Aspen Technology, Inc. (I)	51,799	898,713
Blackbaud, Inc.	27,251	754,853
Bottomline Technologies, Inc. (I)	22,280	516,228
BroadSoft, Inc. (I)(L)	13,758	415,492
Callidus Software, Inc. (I)(L)	20,358	130,698
CommVault Systems, Inc. (I)	26,896	1,148,997
Concur Technologies, Inc. (I)(L)	27,261	1,384,586
Convio, Inc. (I)	8,996	99,496
Deltek, Inc. (I)(L)	14,276	140,190
DemandTec, Inc. (I)	20,434	269,116
Digimarc Corp. (I)	4,122	98,475
Ebix, Inc. (L)	17,767	392,651
EPIQ Systems, Inc.	19,318	232,202
Fair Isaac Corp.	24,266	869,693
FalconStor Software, Inc. (I)	22,154	57,157
Glu Mobile Inc. (I)(L)	29,543	92,765
Interactive Intelligence Group (I)	8,839	202,590
JDA Software Group, Inc. (I)	25,901	838,933
Kenexa Corp. (I)	16,188	432,220
Magma Design Automation, Inc. (I)(L)	41,321	296,685
Manhattan Associates, Inc. (I)(L)	12,489	505,555
Mentor Graphics Corp. (I)	58,994	799,959
MicroStrategy, Inc., Class A (I)	4,883	528,927
Monotype Imaging Holdings, Inc. (I)	21,921	341,748
Netscout Systems, Inc. (I)	23,058	405,821
NetSuite, Inc. (I)	16,599	673,089
Opnet Technologies, Inc.	8,911	326,766
Parametric Technology Corp. (I)	72,593	1,325,548
Pegasystems, Inc. (L)	10,137	298,028
Progress Software Corp. (I)	40,984	793,040
PROS Holdings, Inc. (I)	13,174	196,029
QLIK Technologies, Inc. (I)	43,044	1,041,665
Quest Software, Inc. (I)	37,283	693,464
RealPage, Inc. (I)(L)	18,609	470,249
Rosetta Stone, Inc. (I)	7,468	56,981
S1 Corp. (I)	32,695	312,891
Seachange International, Inc. (I)(L)	16,875	118,631
SolarWinds, Inc. (I)	34,780	972,101
Sourcefire, Inc. (I)(L)	17,433	564,481
SS&C Technologies Holdings, Inc. (I)	15,746	284,373
SuccessFactors, Inc. (I)	50,997	2,033,250
Synchronoss Technologies, Inc. (I)(L)	16,176	488,677
Take-Two Interactive Software, Inc. (I)	44,916	608,612
Taleo Corp. (I)	25,157	973,324
Tangoe, Inc. (I)	7,025	108,185
TeleCommunication Systems, Inc. (I)	30,342	71,304
TeleNav, Inc. (I)	10,528	82,224
THQ, Inc. (I)(L)	47,587	36,166

The accompanying notes are an integral part of the financial statements.

69

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
TiVo, Inc. (I)(L)	73,163	$656,272
Tyler Technologies, Inc. (I)(L)	19,519	587,717
Ultimate Software Group, Inc. (I)	15,790	1,028,245
VASCO Data Security International, Inc. (I)	16,877	110,038
Verint Systems, Inc. (I)	13,166	362,592
VirnetX Holding Corp. (I)(L)	24,965	623,376
Wave Systems Corp. Class A (I)(L)	53,548	116,199
Websense, Inc. (I)(L)	24,634	461,395
		29,918,992
		116,078,216
Materials - 4.39%
Chemicals - 2.00%
A. Schulman, Inc.	18,972	401,827
American Vanguard Corp. (L)	14,008	186,867
Balchem Corp.	17,640	715,126
Calgon Carbon Corp. (I)	34,383	540,157
Chemtura Corp. (I)	58,885	667,756
Ferro Corp. (I)	53,012	259,229
Flotek Industries, Inc. (I)(L)	30,719	305,961
Futurefuel Corp.	11,824	146,854
Georgia Gulf Corp. (I)	20,831	405,996
H.B. Fuller Company	30,046	694,363
Hawkins, Inc.	5,409	199,376
Innophos Holdings, Inc.	13,245	643,177
Innospec, Inc. (I)	14,463	405,976
KMG Chemicals, Inc. (L)	4,897	84,571
Koppers Holdings, Inc.	12,557	431,459
Kraton Performance Polymers, Inc. (I)	19,565	397,170
Landec Corp. (I)	17,909	98,858
LSB Industries, Inc. (I)	11,186	313,544
Minerals Technologies, Inc.	11,090	626,918
NewMarket Corp. (L)	5,465	1,082,671
Olin Corp.	48,326	949,606
OM Group, Inc. (I)(L)	18,841	421,850
Omnova Solutions, Inc. (I)(L)	29,642	136,650
PolyOne Corp.	57,141	659,979
Quaker Chemical Corp.	7,809	303,692
Senomyx, Inc. (I)(L)	25,539	88,876
Sensient Technologies Corp.	30,578	1,158,906
Spartech Corp. (I)	21,530	101,837
Stepan Company	4,899	392,704
TPC Group, Inc. (I)	8,369	195,249
Tredegar Industries, Inc.	14,353	318,924
Zep, Inc.	13,718	191,778
Zoltek Companies, Inc. (I)(L)	17,410	132,664
		13,660,571
Construction Materials - 0.18%
Eagle Materials, Inc.	27,118	695,848
Headwaters, Inc. (I)	39,298	87,242
Texas Industries, Inc. (L)	13,970	429,997
		1,213,087
Containers & Packaging - 0.17%
AEP Industries, Inc. (I)	3,081	86,730
Boise, Inc.	63,858	454,669
Graphic Packaging Holding Company (I)	97,577	415,678
Myers Industries, Inc.	19,611	242,000
		1,199,077
Metals & Mining - 1.42%
A. M. Castle & Company (I)(L)	10,676	100,995
AMCOL International Corp. (L)	14,936	401,032
Century Aluminum Company (I)(L)	31,720	269,937
Coeur d’Alene Mines Corp. (I)	54,154	1,307,278
General Moly, Inc. (I)(L)	44,100	136,269
Globe Specialty Metals, Inc.	38,634	517,309
Gold Resource Corp.	17,536	372,640
Golden Minerals Company (I)(L)	17,806	103,453
Golden Star Resources, Ltd. (I)(L)	157,497	259,870
Haynes International, Inc.	7,458	407,207
Hecla Mining Company (L)	169,993	889,063
Horsehead Holding Corp. (I)	26,911	242,468
Jaguar Mining, Inc. (I)(L)	51,428	328,111
Kaiser Aluminum Corp. (L)	10,041	460,681
Materion Corp. (I)	12,421	301,582
Metals USA Holdings Corp. (I)	7,768	87,390
Midway Gold Corp. (I)(L)	54,319	114,613
Noranda Aluminum Holding Corp.	14,625	120,656
Olympic Steel, Inc.	6,001	139,943
Paramount Gold and Silver Corp. (I)(L)	72,814	155,822
Revett Minerals, Inc. (I)	16,184	76,388
RTI International Metals, Inc. (I)(L)	18,541	430,337
Stillwater Mining Company (I)(L)	63,105	660,078
Suncoke Energy, Inc. (I)	8,692	97,350
Thompson Creek Metals Company, Inc. (I)	93,411	650,141
Universal Stainless & Alloy Products, Inc. (I)	4,550	169,988
US Gold Corp. (I)(L)	64,703	217,402
Vista Gold Corp. (I)(L)	44,666	137,125
Worthington Industries, Inc. (L)	35,054	574,185
		9,729,313
Paper & Forest Products - 0.62%
Buckeye Technologies, Inc.	24,115	806,406
Clearwater Paper Corp. (I)	14,199	505,626
Deltic Timber Corp. (L)	6,600	398,574
KapStone Paper and Packaging Corp. (I)	24,079	379,003
Louisiana-Pacific Corp. (I)(L)	80,419	648,981
Neenah Paper, Inc.	9,421	210,277
P.H. Glatfelter Company (L)	28,151	397,492
Schweitzer-Mauduit International, Inc.	9,729	646,589
Wausau Paper Corp.	29,865	246,685
		4,239,633
		30,041,681
Telecommunication Services - 0.78%
Diversified Telecommunication Services - 0.65%
8x8, Inc. (I)(L)	39,034	123,738
AboveNet, Inc. (I)(L)	13,994	909,750
Alaska Communications Systems Group, Inc. (L)	29,247	88,033
Atlantic Tele-Network, Inc.	5,805	226,685
Cbeyond, Inc. (I)	18,163	145,486
Cincinnati Bell, Inc. (I)(L)	121,168	367,139
Cogent Communications Group, Inc. (I)	28,105	474,693
Consolidated Communications Holdings, Inc.	15,984	304,495
Fairpoint Communications, Inc. (I)(L)	14,223	61,586
General Communication, Inc., Class A (I)	25,585	250,477
HickoryTech Corp. (L)	9,485	105,094
IDT Corp., Class B	8,527	79,983
inContact, Inc. (I)	19,751	87,497
Iridium Communications, Inc. (I)(L)	27,922	215,279
Lumos Networks Corp.	9,252	141,926
Neutral Tandem, Inc. (I)	19,960	213,372
Premiere Global Services, Inc. (I)	32,022	271,226
SureWest Communications	9,366	112,673
Towerstream Corp. (I)(L)	28,577	60,012

The accompanying notes are an integral part of the financial statements.

70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Vonage Holdings Corp. (I)	83,616	$204,859
		4,444,003
Wireless Telecommunication Services - 0.13%
Leap Wireless International, Inc. (I)(L)	37,496	348,338
NTELOS Holdings Corp.	9,570	195,037
Shenandoah Telecommunications Company (L)	15,044	157,661
USA Mobility, Inc.	13,774	191,045
		892,081
		5,336,084
Utilities - 3.75%
Electric Utilities - 1.55%
Allete, Inc. (L)	19,531	819,911
Central Vermont Public Service Corp.	8,402	294,910
Cleco Corp.	36,803	1,402,194
El Paso Electric Company	25,628	887,754
IDACORP, Inc.	29,962	1,270,688
MGE Energy, Inc.	14,430	674,891
Otter Tail Corp.	22,200	488,844
PNM Resources, Inc.	52,531	957,640
Portland General Electric Company	45,556	1,152,111
The Empire District Electric Company (L)	25,839	544,945
UIL Holdings Corp.	30,824	1,090,245
Unisource Energy Corp. (L)	22,356	825,384
Unitil Corp.	7,567	214,751
		10,624,268
Gas Utilities - 1.29%
AGL Resources, Inc.	22,882	966,993
Chesapeake Utilities Corp.	6,131	265,779
New Jersey Resources Corp.	24,826	1,221,439
Northwest Natural Gas Company (L)	16,175	775,268
Piedmont Natural Gas Company, Inc. (L)	43,124	1,465,354
South Jersey Industries, Inc.	18,132	1,030,079
Southwest Gas Corp. (L)	27,664	1,175,443
The Laclede Group, Inc.	13,783	557,798
WGL Holdings, Inc.	30,671	1,356,272
		8,814,425
Independent Power Producers & Energy Traders - 0.17%
Atlantic Power Corp. (L)	49,821	712,440
Dynegy, Inc. (I)(L)	63,962	177,175
Genie Energy, Ltd.	11,066	87,753
Ormat Technologies, Inc. (L)	11,235	202,567
		1,179,935
Multi-Utilities - 0.45%
Avista Corp. (L)	35,160	905,370
Black Hills Corp. (L)	24,142	810,688
CH Energy Group, Inc.	9,632	562,316
NorthWestern Corp.	22,111	791,353
		3,069,727
Water Utilities - 0.29%
American States Water Company	11,098	387,320
Cadiz, Inc. (I)	9,089	87,527
California Water Service Group	26,021	475,143
Connecticut Water Service, Inc. (L)	6,282	170,431
Consolidated Water Company, Ltd.	11,628	99,768
Middlesex Water Company	10,934	204,028
Pennichuck Corp.	4,719	136,049
SJW Corp.	8,932	211,152
York Water Company	9,530	168,109
		1,939,527
		25,627,882
TOTAL COMMON STOCKS (Cost $495,785,678)		$675,039,753

PREFERRED SECURITIES - 0.00%
Health Care - 0.00%
Health Care Equipment & Supplies - 0.00%
Alere, Inc., 3.000%	6	1,260
TOTAL PREFERRED SECURITIES (Cost $1,213)		$1,260

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$16,300	$10,690
TOTAL CORPORATE BONDS (Cost $13,179)		$10,690

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 03/02/2012; Strike Price: $12.21) (I)	251	15
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	6,695	2,256
TOTAL WARRANTS (Cost $0)		$2,271

SECURITIES LENDING COLLATERAL - 28.54%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	19,506,937	195,202,019
TOTAL SECURITIES LENDING
COLLATERAL (Cost $195,176,973)		$195,202,019

SHORT-TERM INVESTMENTS - 1.10%
U.S. Government Agency - 1.10%
Federal Home Loan Bank Discount Notes,
0.018%, 03/16/2012 *	$5,000,000	$4,999,813
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	2,550,000	2,549,908
		7,549,721
TOTAL SHORT-TERM INVESTMENTS (Cost $7,549,721)		$7,549,721
Total Investments (Small Cap Index Trust)
(Cost $698,526,764) - 128.33%		$877,805,714
Other assets and liabilities, net - (28.33%)		(193,798,795)
TOTAL NET ASSETS - 100.00%		$684,006,919

Total Bond Market Trust A

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 70.31%
U.S. Government - 34.48%
U.S. Treasury Bonds
3.500%, 02/15/2039	$740,000	830,765
3.750%, 08/15/2041 (L)	2,000,000	2,346,562
3.875%, 08/15/2040	5,000,000	5,980,470
4.250%, 05/15/2039 to 11/15/2040	9,000,000	11,441,876
4.375%, 02/15/2038 to 05/15/2041	19,347,000	25,083,625

The accompanying notes are an integral part of the financial statements.

71

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds (continued)
4.500%, 05/15/2038	$7,845,000	$10,327,205
4.750%, 02/15/2041 (L)	8,000,000	11,003,752
5.250%, 02/15/2029	12,270,000	16,942,183
5.375%, 02/15/2031	880,000	1,253,725
6.250%, 08/15/2023	7,800,000	11,158,875
7.875%, 02/15/2021	2,300,000	3,508,938
8.125%, 08/15/2021	1,400,000	2,191,984
9.250%, 02/15/2016	2,150,000	2,903,171
U.S. Treasury Notes
0.125%, 08/31/2013 to 09/30/2013	10,000,000	9,982,888
0.250%, 10/31/2013	10,000,000	10,002,730
0.375%, 07/31/2013	5,000,000	5,012,305
0.500%, 11/30/2012 to 10/15/2014	19,000,000	19,069,609
0.625%, 04/30/2013	7,000,000	7,041,566
0.750%, 08/15/2013 (L)	14,500,000	14,622,351
0.875%, 12/31/2016	7,000,000	7,014,217
1.000%, 09/30/2016	5,000,000	5,053,125
1.125%, 12/15/2012	23,500,000	23,716,647
1.250%, 08/31/2015	5,000,000	5,133,205
1.375%, 03/15/2013	5,000,000	5,071,485
1.500%, 06/30/2016 (L)	20,000,000	20,687,500
1.750%, 01/31/2014 to 07/31/2015	30,320,000	31,430,395
1.875%, 02/28/2014 (L)	13,890,000	14,364,218
1.875%, 06/30/2015 to 08/31/2017	4,400,000	4,609,250
2.000%, 11/30/2013 to 11/15/2021	16,295,000	16,579,808
2.125%, 11/30/2014 to 08/15/2021	19,900,000	20,829,302
2.250%, 11/30/2017 (L)	14,000,000	14,936,250
2.375%, 09/30/2014 to 02/28/2015	26,900,000	28,451,971
2.500%, 04/30/2015	8,800,000	9,393,314
2.625%, 12/31/2014 to 08/15/2020	36,500,000	39,096,690
2.625%, 11/15/2020 (L)	9,800,000	10,547,250
2.750%, 10/31/2013 to 02/15/2019	39,930,000	42,450,233
3.000%, 09/30/2016	19,420,000	21,412,065
3.375%, 11/15/2019	2,100,000	2,393,836
3.500%, 05/15/2020 (L)	2,300,000	2,645,000
3.625%, 02/15/2020 (L)	22,100,000	25,625,635
3.750%, 11/15/2018	7,236,000	8,416,937
4.250%, 11/15/2017	9,300,000	10,985,625
		541,548,538
U.S. Government Agency - 35.83%
Federal Farm Credit Bank
3.875%, 10/07/2013	1,700,000	1,804,074
4.875%, 12/16/2015	1,800,000	2,077,052
Federal Home Loan Bank
3.875%, 06/14/2013	6,400,000	6,726,035
5.000%, 11/17/2017	9,090,000	10,914,581
Federal Home Loan Mortgage Corp.
2.500%, 05/27/2016	1,550,000	1,642,253
3.343%, 06/01/2041 (P)	5,079,804	5,317,912
3.500%, 12/01/2025	4,362,119	4,551,319
3.750%, 06/28/2013	8,000,000	8,411,560
4.000%, 02/01/2024 to 12/01/2040	19,911,157	20,928,391
4.125%, 09/27/2013	5,500,000	5,854,134
4.500%, 07/01/2018 to 07/01/2041	35,909,675	38,065,037
5.000%, 11/01/2022 to 10/01/2040	25,262,985	27,213,635
5.500%, 08/23/2017 to 01/01/2039	24,048,571	26,354,763
5.779%, 02/01/2037 (P)	372,960	394,877
5.807%, 08/01/2037 (P)	568,435	603,879
6.000%, 06/01/2035 to 10/01/2038	12,801,153	14,059,026
6.500%, 08/01/2037 to 09/01/2038	2,193,640	2,427,486
6.750%, 09/15/2029	2,900,000	4,290,095
7.000%, 11/01/2037 to 10/01/2038	928,220	1,038,591
Federal National Mortgage Association
0.375%, 12/28/2012	13,300,000	13,328,223
2.110%, 01/01/2035 (P)	1,295,986	1,355,062
2.409%, 04/01/2036 (P)	951,811	999,256
2.846%, 04/01/2036 (P)	218,124	232,302
3.000%, 01/01/2027	5,750,000	5,945,510
3.250%, 04/09/2013	4,000,000	4,153,752
3.401%, 05/01/2036 (P)	360,279	375,156
3.500%, 12/01/2025 to 12/01/2040	11,400,021	11,850,407
3.875%, 07/12/2013	6,000,000	6,328,326
4.000%, TBA (C)	5,000,000	5,252,239
4.000%, 03/01/2024 to 02/01/2041	42,697,239	44,937,333
4.375%, 10/15/2015	4,850,000	5,481,577
4.500%, 06/01/2018 to 03/01/2041	47,552,640	50,599,653
4.616%, 09/01/2037 (P)	978,160	1,041,740
4.965%, 07/01/2034 (P)	1,040,470	1,090,728
5.000%, TBA (C)	4,600,000	4,970,256
5.000%, 06/01/2018 to 08/01/2040	32,855,249	35,509,232
5.500%, 08/01/2017 to 11/01/2038	30,832,959	33,566,741
5.614%, 04/01/2037 (P)	1,018,563	1,073,473
6.000%, 08/01/2023 to 10/01/2038	22,183,956	24,410,926
6.134%, 10/01/2037 (P)	927,172	997,042
6.500%, 07/01/2036 to 10/01/2038	8,056,430	8,985,731
7.000%, 10/01/2038	1,249,599	1,398,966
7.250%, 05/15/2030	2,600,000	4,054,211
Government National Mortgage Association
4.000%, 11/15/2026 to 06/15/2041	20,139,839	21,617,969
4.500%, TBA (C)	7,180,000	7,824,930
4.500%, 06/15/2023 to 10/20/2040	33,492,824	36,554,472
5.000%, 10/15/2023 to 07/20/2040	22,552,587	25,016,757
5.500%, 08/15/2023 to 09/20/2039	8,557,751	9,572,578
6.000%, 07/20/2037 to 10/15/2038	5,220,420	5,883,904
6.500%, 09/20/2037 to 12/15/2038	1,435,496	1,632,921
Tennessee Valley Authority
3.875%, 02/15/2021	600,000	684,278
4.500%, 04/01/2018	820,000	961,607
6.750%, 11/01/2025	1,035,000	1,476,182
The Financing Corp. 8.600%, 09/26/2019	525,000	767,202
		562,605,342
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,039,160,501)		$1,104,153,880

FOREIGN GOVERNMENT
OBLIGATIONS - 1.72%
Austria - 0.04%
Government of Austria
5.000%, 05/19/2014 (S)	540,000	581,376
Brazil - 0.28%
Federative Republic of Brazil
5.875%, 01/15/2019	1,420,000	1,679,150
6.000%, 01/17/2017	890,000	1,039,075
7.125%, 01/20/2037	1,280,000	1,766,400
		4,484,625
Canada - 0.49%
Export Development Canada
3.500%, 05/16/2013	475,000	494,262
Government of Canada
2.375%, 09/10/2014	240,000	252,064
Hydro-Quebec
8.400%, 01/15/2022	150,000	219,337
Province of British Columbia
6.500%, 01/15/2026	390,000	543,846

The accompanying notes are an integral part of the financial statements.

72

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Manitoba
5.000%, 02/15/2012	$240,000	$241,184
Province of New Brunswick
5.200%, 02/21/2017	300,000	351,870
Province of Nova Scotia
5.125%, 01/26/2017	370,000	430,948
Province of Ontario
4.500%, 02/03/2015	3,180,000	3,492,419
Province of Quebec
7.500%, 07/15/2023 to 09/15/2029	920,000	1,353,752
Province of Saskatchewan
8.000%, 02/01/2013	240,000	258,612
		7,638,294
Chile - 0.03%
Republic of Chile
3.875%, 08/05/2020	450,000	487,125
Colombia - 0.10%
Republic of Colombia
4.375%, 07/12/2021	1,400,000	1,505,000
Croatia - 0.01%
Republic of Croatia
6.375%, 03/24/2021 (S)	200,000	182,500
Israel - 0.06%
Government of Israel
5.125%, 03/26/2019	440,000	491,011
5.500%, 09/18/2023	380,000	484,930
		975,941
Italy - 0.10%
Republic of Italy
4.500%, 01/21/2015	500,000	476,222
6.875%, 09/27/2023	1,210,000	1,165,714
		1,641,936
Japan - 0.03%
Development Bank of Japan
5.125%, 02/01/2017	200,000	233,656
Japan Finance Organization for Municipalities
4.625%, 04/21/2015	200,000	221,748
		455,404
Lithuania - 0.02%
Republic of Lithuania
5.125%, 09/14/2017 (S)	300,000	294,000
Mexico - 0.23%
Government of Mexico
5.950%, 03/19/2019	2,519,000	2,993,832
6.050%, 01/11/2040	460,000	562,350
		3,556,182
Panama - 0.04%
Republic of Panama, Bond
6.700%, 01/26/2036	510,000	665,550
Peru - 0.09%
Republic of Peru
6.550%, 03/14/2037	250,000	317,500
7.125%, 03/30/2019	910,000	1,144,325
		1,461,825
Poland - 0.08%
Republic of Poland, Bond
6.375%, 07/15/2019	1,100,000	1,218,250
South Africa - 0.04%
Republic of South Africa
5.500%, 03/09/2020	640,000	716,800
South Korea - 0.02%
Export-Import Bank of Korea
4.000%, 01/29/2021	300,000	289,399
Sweden - 0.06%
Svensk Exportkredit AB
3.250%, 09/16/2014	890,000	919,629
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $25,175,172)		$27,073,836

CORPORATE BONDS - 22.89%
Consumer Discretionary - 1.38%
Best Buy Company, Inc. 5.500%, 03/15/2021	590,000	564,183
CBS Corp.
4.300%, 02/15/2021	300,000	309,631
8.875%, 05/15/2019	445,000	571,392
Comcast Corp.
5.700%, 07/01/2019	460,000	533,476
6.500%, 01/15/2015 to 11/15/2035	1,075,000	1,271,330
DIRECTV Holdings LLC
5.200%, 03/15/2020	440,000	474,079
6.375%, 03/01/2041	590,000	679,027
7.625%, 05/15/2016	950,000	1,008,188
Discovery Communications LLC
5.625%, 08/15/2019	380,000	432,242
Family Dollar Stores, Inc. 5.000%, 02/01/2021	490,000	504,097
Grupo Televisa SAB 6.625%, 01/15/2040	330,000	372,115
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	440,000	475,080
Hasbro, Inc. 6.350%, 03/15/2040	220,000	237,417
Home Depot, Inc.
5.400%, 03/01/2016	100,000	115,519
5.875%, 12/16/2036	420,000	526,069
Johnson Controls, Inc. 5.700%, 03/01/2041	300,000	337,169
Lowe’s Companies, Inc.
5.800%, 10/15/2036	270,000	312,010
6.100%, 09/15/2017	985,000	1,170,265
McDonald’s Corp.
3.625%, 05/20/2021	500,000	547,718
5.000%, 02/01/2019	328,000	389,091
NBCUniversal Media LLC
5.150%, 04/30/2020	450,000	500,847
News America, Inc.
5.650%, 08/15/2020	1,000,000	1,116,251
6.650%, 11/15/2037	525,000	593,781
O’Reilly Automotive, Inc. 4.875%, 01/14/2021	500,000	531,829
Target Corp. 6.500%, 10/15/2037	500,000	663,048
TCI Communications, Inc.
7.125%, 02/15/2028	455,000	556,683
The Walt Disney Company
5.625%, 09/15/2016	500,000	592,373
Time Warner Cable, Inc. 4.125%, 02/15/2021	480,000	492,726
Time Warner Companies, Inc.
7.250%, 10/15/2017	1,040,000	1,246,458
7.570%, 02/01/2024	480,000	603,378
Time Warner Entertainment Company LP
8.375%, 07/15/2033	970,000	1,269,528
Time Warner, Inc. 7.625%, 04/15/2031	410,000	528,493
Viacom, Inc.
4.250%, 09/15/2015	220,000	235,253
4.500%, 03/01/2021	1,050,000	1,108,185
Vivendi SA 5.750%, 04/04/2013 (S)	305,000	318,680

The accompanying notes are an integral part of the financial statements.

73

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	$530,000	$539,590
		21,727,201
Consumer Staples - 1.90%
Altria Group, Inc.
4.125%, 09/11/2015	300,000	325,735
8.500%, 11/10/2013	465,000	525,034
9.250%, 08/06/2019	955,000	1,281,960
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	670,000	841,125
7.750%, 01/15/2019	450,000	582,656
Bacardi, Ltd. 8.200%, 04/01/2019 (S)	620,000	822,318
Bottling Group LLC 5.125%, 01/15/2019	450,000	524,840
Brown-Forman Corp.
2.500%, 01/15/2016	500,000	511,919
5.000%, 02/01/2014	450,000	485,004
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	500,000	517,862
8.500%, 06/15/2019	300,000	365,068
Campbell Soup Company 4.500%, 02/15/2019	600,000	674,503
Cargill, Inc. 7.350%, 03/06/2019 (S)	475,000	602,922
Clorox Company 5.950%, 10/15/2017	390,000	451,002
ConAgra Foods, Inc.
5.819%, 06/15/2017	75,000	84,018
7.000%, 04/15/2019	300,000	352,649
9.750%, 03/01/2021	222,000	300,112
CVS Caremark Corp.
4.125%, 05/15/2021	520,000	559,597
6.125%, 08/15/2016	450,000	524,219
6.600%, 03/15/2019	370,000	450,863
CVS Pass-
Through Trust 8.353%, 07/10/2031 (S)	440,252	538,789
Diageo Capital PLC 4.828%, 07/15/2020	717,000	810,503
Dr Pepper Snapple Group, Inc.
2.900%, 01/15/2016	1,000,000	1,037,319
Energizer Holdings, Inc.
4.700%, 05/19/2021 (S)	500,000	525,999
General Mills, Inc. 5.650%, 02/15/2019	450,000	533,848
Kellogg Company 4.150%, 11/15/2019	220,000	237,952
Kimberly-Clark Corp.
3.875%, 03/01/2021	500,000	552,588
7.500%, 11/01/2018	330,000	435,890
Kraft Foods, Inc.
4.125%, 02/09/2016	1,000,000	1,085,933
6.125%, 02/01/2018	650,000	761,709
6.750%, 02/19/2014	1,080,000	1,200,366
6.875%, 02/01/2038	280,000	370,102
Mead Johnson Nutrition Company
4.900%, 11/01/2019	220,000	242,051
PepsiCo, Inc. 5.500%, 01/15/2040	430,000	533,323
Philip Morris International, Inc.
4.125%, 05/17/2021	520,000	570,667
6.875%, 03/17/2014	390,000	438,810
SABMiller PLC 6.500%, 07/15/2018 (S)	310,000	353,197
Safeway, Inc.
6.250%, 03/15/2014	315,000	346,974
6.350%, 08/15/2017	520,000	589,731
Sysco Corp. 5.375%, 03/17/2019	300,000	359,184
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	310,000	332,241
The Coca-Cola Company 3.150%, 11/15/2020	1,100,000	1,154,007
The Kroger Company
3.900%, 10/01/2015	220,000	236,533
6.400%, 08/15/2017	500,000	594,806
The Procter & Gamble Company
5.500%, 02/01/2034	760,000	968,197
Wal-Mart Stores, Inc.
1.625%, 04/15/2014	1,050,000	1,073,206
4.125%, 02/01/2019	455,000	509,620
6.200%, 04/15/2038	1,005,000	1,347,066
7.550%, 02/15/2030	590,000	860,287
Walgreen Company 5.250%, 01/15/2019	450,000	534,818
		29,919,122
Energy - 2.68%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	400,000	455,267
Apache Corp.
3.625%, 02/01/2021	500,000	537,916
6.000%, 09/15/2013	295,000	321,419
BP Capital Markets PLC
3.625%, 05/08/2014	2,000,000	2,101,924
4.500%, 10/01/2020	1,000,000	1,100,970
5.250%, 11/07/2013	270,000	289,634
Buckeye Partners LP 4.875%, 02/01/2021	500,000	526,083
Cameron International Corp.
7.000%, 07/15/2038	340,000	423,128
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	440,000	555,595
Cenovus Energy, Inc. 5.700%, 10/15/2019	220,000	257,969
Chevron Corp. 4.950%, 03/03/2019	440,000	519,524
CNOOC Finance 2011, Ltd.
4.250%, 01/26/2021 (S)	500,000	520,685
ConocoPhillips 5.750%, 02/01/2019	455,000	548,112
DCP Midstream LLC
9.700%, 12/01/2013 (S)	390,000	440,092
9.750%, 03/15/2019 (S)	475,000	619,036
Devon Financing Corp. ULC
7.875%, 09/30/2031	260,000	367,220
Diamond Offshore Drilling, Inc.
5.875%, 05/01/2019	600,000	696,470
El Paso Natural Gas Company
5.950%, 04/15/2017	535,000	600,871
Enbridge Energy Partners LP
9.875%, 03/01/2019	530,000	702,712
Encana Corp. 6.500%, 08/15/2034	530,000	618,072
Energy Transfer Partners LP
6.700%, 07/01/2018	500,000	554,565
Ensco PLC 4.700%, 03/15/2021	590,000	614,200
Enterprise Products Operating LLC
6.875%, 03/01/2033	250,000	301,255
9.750%, 01/31/2014	265,000	306,143
EOG Resources, Inc. 4.100%, 02/01/2021	480,000	522,542
GlobalSantaFe Corp. 5.000%, 02/15/2013	425,000	435,534
Halliburton Company 6.150%, 09/15/2019	720,000	884,370
Hess Corp. 8.125%, 02/15/2019	440,000	564,652
Kerr-McGee Corp. 6.950%, 07/01/2024	530,000	631,821
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	240,000	263,591
5.850%, 09/15/2012	415,000	428,391
6.375%, 03/01/2041	590,000	663,862
6.500%, 09/01/2039	280,000	310,673
6.850%, 02/15/2020	500,000	587,725
9.000%, 02/01/2019	265,000	334,210
Magellan Midstream Partners LP
6.550%, 07/15/2019	350,000	413,833
Marathon Petroleum Corp.
5.125%, 03/01/2021	500,000	522,145
Nabors Industries, Inc. 9.250%, 01/15/2019	450,000	565,900

The accompanying notes are an integral part of the financial statements.

74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Nexen, Inc. 6.200%, 07/30/2019	$780,000	$906,163
Noble Energy, Inc. 6.000%, 03/01/2041	300,000	346,423
Noble Holding International, Ltd.
6.050%, 03/01/2041	490,000	543,664
7.375%, 03/15/2014	370,000	412,637
Occidental Petroleum Corp.
4.100%, 02/01/2021	500,000	559,931
ONEOK Partners LP 6.650%, 10/01/2036	363,000	428,563
Pemex Project Funding Master Trust
6.625%, 06/15/2035	450,000	510,188
7.375%, 12/15/2014	350,000	393,750
Petro-Canada
5.950%, 05/15/2035	315,000	361,800
6.050%, 05/15/2018	500,000	588,427
Petrobras International Finance Company
6.750%, 01/27/2041	710,000	814,435
8.375%, 12/10/2018	825,000	1,002,375
Petroleos Mexicanos
4.875%, 03/15/2015	700,000	744,625
5.500%, 01/21/2021	500,000	542,500
Plains All American Pipeline LP
5.000%, 02/01/2021	1,000,000	1,101,192
8.750%, 05/01/2019	300,000	383,140
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	430,000	424,987
Shell International Finance BV
6.375%, 12/15/2038	875,000	1,201,947
Southern Natural Gas Company
4.400%, 06/15/2021	500,000	514,187
Statoil ASA 1.800%, 11/23/2016	960,000	972,924
Talisman Energy, Inc.
3.750%, 02/01/2021	480,000	471,720
6.250%, 02/01/2038	235,000	282,314
7.750%, 06/01/2019	300,000	369,810
Texas Eastern Transmission LP
4.125%, 12/01/2020 (S)	500,000	540,467
6.000%, 09/15/2017 (S)	190,000	224,734
The Williams Companies, Inc.
7.875%, 09/01/2021	303,000	372,778
Tosco Corp. 8.125%, 02/15/2030	543,000	793,946
Total Capital SA
3.125%, 10/02/2015	220,000	233,025
4.125%, 01/28/2021	400,000	441,230
4.250%, 12/15/2021	430,000	475,613
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	630,000	746,555
Transocean, Inc. 6.800%, 03/15/2038	630,000	633,994
Valero Energy Corp.
6.125%, 06/15/2017	475,000	530,526
7.500%, 04/15/2032	480,000	560,815
Weatherford International, Ltd.
5.500%, 02/15/2016	430,000	472,995
Weatherford International, Ltd./Bermuda
6.000%, 03/15/2018	355,000	394,882
Williams Partners LP 5.250%, 03/15/2020	610,000	675,023
		42,082,396
Financials - 9.03%
AEGON Funding Company LLC
5.750%, 12/15/2020	225,000	234,116
African Development Bank
6.875%, 10/15/2015	210,000	244,728
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	390,000	440,226
American Express Bank FSB
6.000%, 09/13/2017	925,000	1,048,297
American Express Company
8.125%, 05/20/2019	490,000	633,323
American Express Credit Corp.
2.750%, 09/15/2015	300,000	301,644
7.300%, 08/20/2013	380,000	412,450
American International Group, Inc.
5.450%, 05/18/2017	900,000	860,272
6.250%, 05/01/2036	740,000	661,524
Asian Development Bank 5.593%, 07/16/2018	680,000	830,005
AXA SA 8.600%, 12/15/2030	290,000	285,275
Banco Bradesco SA/Cayman Islands
4.125%, 05/16/2016 (S)	1,440,000	1,452,240
Bank of America Corp.
2.100%, 04/30/2012	900,000	906,154
3.125%, 06/15/2012	525,000	532,067
4.500%, 04/01/2015	220,000	212,329
5.000%, 05/13/2021	530,000	482,567
5.420%, 03/15/2017	499,000	450,302
6.500%, 08/01/2016	470,000	473,415
7.375%, 05/15/2014	750,000	777,728
Bank of Nova Scotia 2.900%, 03/29/2016	960,000	993,997
Barclays Bank PLC
5.125%, 01/08/2020	550,000	564,787
5.140%, 10/14/2020	600,000	507,721
5.200%, 07/10/2014	330,000	340,211
BB&T Corp.
5.200%, 12/23/2015	450,000	481,856
5.700%, 04/30/2014	600,000	656,464
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	490,000	533,762
5.400%, 05/15/2018	450,000	524,655
Berkshire Hathaway, Inc. 3.200%, 02/11/2015	830,000	880,065
BNP Paribas 3.250%, 03/11/2015	950,000	898,108
Boston Properties LP 4.125%, 05/15/2021	480,000	482,837
BRE Properties, Inc. 5.200%, 03/15/2021	465,000	479,433
Capital One Bank USA NA
8.800%, 07/15/2019	600,000	686,201
Capital One Financial Corp.
7.375%, 05/23/2014	690,000	758,195
Chubb Corp. 5.750%, 05/15/2018	435,000	511,028
Citigroup Funding, Inc. 1.875%, 11/15/2012	445,000	451,421
Citigroup, Inc.
2.125%, 04/30/2012	915,000	921,103
3.953%, 06/15/2016	1,550,000	1,544,969
5.500%, 04/11/2013	530,000	541,142
5.875%, 02/22/2033 to 05/29/2037	1,945,000	1,727,908
6.125%, 11/21/2017	1,265,000	1,350,380
8.500%, 05/22/2019	460,000	541,307
CME Group, Inc. 5.750%, 02/15/2014	360,000	392,445
CNA Financial Corp. 7.350%, 11/15/2019	440,000	490,232
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA
2.125%, 10/13/2015	300,000	294,023
4.500%, 01/11/2021	1,000,000	1,038,461
Credit Suisse Guernsey, Ltd. (5.860% to
05/15/2017, then 3 month
LIBOR + 1.690%) 05/15/2017 (Q)	250,000	203,125
Credit Suisse New York
5.400%, 01/14/2020	430,000	405,432
5.500%, 05/01/2014	1,500,000	1,559,301
Credit Suisse USA, Inc. 4.875%, 01/15/2015	690,000	721,029
Deutsche Bank AG
3.250%, 01/11/2016	1,000,000	1,013,831

The accompanying notes are an integral part of the financial statements.

75

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Deutsche Bank AG (continued)
3.875%, 08/18/2014	$850,000	$864,791
4.875%, 05/20/2013	1,150,000	1,175,660
Discover Financial Services
10.250%, 07/15/2019	400,000	487,450
Dresdner Bank AG 7.250%, 09/15/2015	270,000	226,488
Duke Realty LP 5.950%, 02/15/2017	225,000	241,956
ERP Operating LP
4.750%, 07/15/2020	600,000	622,236
5.750%, 06/15/2017	591,000	655,418
European Investment Bank
1.750%, 09/14/2012	1,180,000	1,187,314
2.375%, 03/14/2014	1,410,000	1,442,891
2.875%, 09/15/2020	2,000,000	1,999,492
4.625%, 05/15/2014 to 10/20/2015	3,169,000	3,434,640
4.875%, 01/17/2017	905,000	1,034,934
Fifth Third Bancorp
3.625%, 01/25/2016	500,000	507,392
5.450%, 01/15/2017	590,000	622,219
First Horizon National Corp.
5.375%, 12/15/2015	500,000	506,216
FleetBoston Financial Corp.
6.700%, 07/15/2028	500,000	426,456
General Electric Capital Corp.
2.200%, 06/08/2012	450,000	454,137
5.625%, 09/15/2017	1,735,000	1,920,725
6.000%, 08/07/2019	350,000	401,895
6.750%, 03/15/2032	980,000	1,145,781
6.875%, 01/10/2039	950,000	1,136,147
Genworth Financial, Inc. 7.200%, 02/15/2021	550,000	501,911
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	230,000	212,985
HBOS PLC 6.750%, 05/21/2018 (S)	200,000	160,319
HCP, Inc. 5.375%, 02/01/2021	500,000	524,005
Health Care REIT, Inc.
4.950%, 01/15/2021	480,000	458,832
5.250%, 01/15/2022	300,000	293,798
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	500,000	505,319
Hospitality
Properties Trust 7.875%, 08/15/2014	410,000	445,559
HSBC Bank USA NA 5.875%, 11/01/2034	250,000	240,801
HSBC Finance Corp. 6.676%, 01/15/2021	1,109,000	1,146,758
HSBC Holdings PLC 6.500%, 09/15/2037	905,000	891,887
ING Bank NV 3.000%, 09/01/2015 (S)	450,000	425,514
International American Development Bank
2.250%, 07/15/2015	1,650,000	1,730,754
7.000%, 06/15/2025	265,000	382,573
International Bank for Reconstruction
& Development
0.500%, 11/26/2013	800,000	799,183
3.625%, 05/21/2013	300,000	313,748
8.625%, 10/15/2016	415,000	549,567
International Finance Corp.
3.500%, 05/15/2013	325,000	338,306
Jefferies Group, Inc. 5.125%, 04/13/2018	530,000	466,400
JPMorgan Chase & Company
4.350%, 08/15/2021	1,030,000	1,039,798
4.750%, 05/01/2013	2,220,000	2,321,061
6.400%, 05/15/2038	2,640,000	3,059,293
Kemper Corp. 6.000%, 11/30/2015	960,000	1,004,601
KeyCorp
3.750%, 08/13/2015	450,000	466,713
5.100%, 03/24/2021	500,000	519,039
6.500%, 05/14/2013	500,000	529,053
Kimco Realty Corp. 6.875%, 10/01/2019	410,000	471,636
Kreditanstalt fuer Wiederaufbau
3.250%, 03/15/2013	2,150,000	2,214,257
4.375%, 03/15/2018	1,980,000	2,274,955
5.125%, 03/14/2016	2,635,000	3,049,267
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	315,000	367,809
Lincoln National Corp.
5.650%, 08/27/2012	225,000	229,539
7.000%, 06/15/2040	300,000	338,582
Lloyds TSB Bank PLC
6.500%, 09/14/2020 (S)	500,000	418,249
Macquarie Group, Ltd.
6.250%, 01/14/2021 (S)	1,000,000	955,025
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015	82,000	90,826
MassMutual Global Funding II
2.300%, 09/28/2015 (S)	300,000	301,247
MBNA Corp. 5.000%, 06/15/2015	600,000	579,813
Merrill Lynch & Company, Inc.
5.450%, 07/15/2014	1,135,000	1,125,565
6.875%, 04/25/2018 to 11/15/2018	1,372,000	1,331,039
7.750%, 05/14/2038	1,250,000	1,185,984
MetLife, Inc.
6.750%, 06/01/2016	300,000	345,678
6.817%, 08/15/2018	1,150,000	1,367,595
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	500,000	513,172
Moody’s Corp. 5.500%, 09/01/2020	450,000	464,729
Morgan Stanley
2.250%, 03/13/2012	440,000	441,900
5.300%, 03/01/2013	2,020,000	2,044,907
5.950%, 12/28/2017	865,000	824,320
6.625%, 04/01/2018	993,000	980,285
7.300%, 05/13/2019	1,340,000	1,364,336
National Australia Bank, Ltd.
4.375%, 12/10/2020 (S)	650,000	657,030
National Rural Utilities Cooperative
Finance Corp. 10.375%, 11/01/2018	360,000	517,814
Nomura Holdings, Inc. 4.125%, 01/19/2016	990,000	966,297
Nordea Bank AB 4.875%, 05/13/2021 (S)	500,000	422,452
Northern Trust Corp. 3.450%, 11/04/2020	480,000	494,080
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	485,000	539,362
PartnerRe Finance A LLC 6.875%, 06/01/2018	500,000	550,711
PartnerRe Finance B LLC 5.500%, 06/01/2020	430,000	433,488
Plum Creek Timberlands LP
4.700%, 03/15/2021	300,000	301,584
PNC Funding Corp.
2.300%, 06/22/2012	530,000	535,289
4.250%, 09/21/2015	290,000	310,942
5.625%, 02/01/2017	450,000	490,103
6.700%, 06/10/2019	460,000	561,050
ProLogis LP
5.625%, 11/15/2016	180,000	190,090
6.300%, 06/01/2013	300,000	312,515
7.625%, 08/15/2014	940,000	1,029,663
Prudential Financial, Inc.
3.875%, 01/14/2015	220,000	227,901
4.500%, 11/15/2020	300,000	301,555
4.750%, 04/01/2014 to 09/17/2015	1,090,000	1,150,083
5.375%, 06/21/2020	440,000	470,741
Realty Income Corp. 5.950%, 09/15/2016	135,000	149,309
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	530,000	548,971

The accompanying notes are an integral part of the financial statements.

76

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Canada 2.100%, 07/29/2013	$1,190,000	$1,208,219
Senior Housing
Properties Trust 4.300%, 01/15/2016	980,000	966,012
Simon Property Group LP
5.650%, 02/01/2020	650,000	744,693
5.875%, 03/01/2017	245,000	279,891
SLM Corp. 8.000%, 03/25/2020	600,000	606,000
Societe Generale SA 3.500%, 01/15/2016 (S)	620,000	548,244
State Street Corp. 2.150%, 04/30/2012	440,000	442,969
SunTrust Banks, Inc.
3.600%, 04/15/2016	500,000	509,269
6.000%, 09/11/2017	450,000	494,546
The Allstate Corp.
5.950%, 04/01/2036	455,000	509,991
7.450%, 05/16/2019	310,000	376,798
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	300,000	303,881
4.500%, 04/01/2013	675,000	704,132
The Bear Stearns Companies LLC
7.250%, 02/01/2018	1,590,000	1,863,571
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	610,000	618,684
5.500%, 11/15/2014	1,060,000	1,092,229
6.125%, 02/15/2033	530,000	512,787
6.150%, 04/01/2018	2,340,000	2,414,466
7.500%, 02/15/2019	1,600,000	1,766,563
The Nasdaq OMX Group, Inc.
5.250%, 01/16/2018	500,000	524,729
The Royal Bank of Scotland PLC
4.875%, 03/16/2015	1,240,000	1,185,838
The Travelers Companies, Inc.
5.500%, 12/01/2015	330,000	370,260
5.900%, 06/02/2019	460,000	547,100
6.250%, 06/20/2016	370,000	431,232
Toyota Motor Credit Corp.
3.400%, 09/15/2021	510,000	525,391
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%) 04/29/2020	450,000	463,465
U.S. Central Federal Credit Union
1.900%, 10/19/2012	450,000	456,292
UBS AG 5.750%, 04/25/2018	1,525,000	1,579,600
Union Bank NA 5.950%, 05/11/2016	500,000	541,204
US Bancorp
2.250%, 03/13/2012	440,000	441,767
2.450%, 07/27/2015	440,000	451,009
4.200%, 05/15/2014	310,000	331,931
Ventas Realty LP
3.125%, 11/30/2015	300,000	293,421
4.750%, 06/01/2021	200,000	192,957
Vornado Realty LP 4.250%, 04/01/2015	430,000	445,082
Wachovia Bank NA 4.875%, 02/01/2015	1,100,000	1,165,679
WEA Finance LLC
4.625%, 05/10/2021 (S)	500,000	490,563
7.500%, 06/02/2014 (S)	900,000	986,728
Wells Fargo & Company
2.125%, 06/15/2012	300,000	302,712
3.750%, 10/01/2014	920,000	971,386
5.000%, 11/15/2014	450,000	481,576
5.625%, 12/11/2017	800,000	911,855
Wells Fargo Bank NA 5.950%, 08/26/2036	1,574,000	1,617,804
Westpac Banking Corp. 3.000%, 12/09/2015	740,000	743,734
Willis North America, Inc.
7.000%, 09/29/2019	340,000	378,363
XLIT Group Ltd. 5.750%, 10/01/2021	510,000	538,041
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	450,000	491,000
		141,821,515
Health Care - 1.22%
Abbott Laboratories
4.125%, 05/27/2020	440,000	487,585
4.350%, 03/15/2014	540,000	584,045
5.875%, 05/15/2016	195,000	228,801
Aetna, Inc.
3.950%, 09/01/2020	450,000	465,405
6.000%, 06/15/2016	450,000	517,879
Amgen, Inc.
5.150%, 11/15/2041	960,000	993,223
5.700%, 02/01/2019	415,000	466,568
5.750%, 03/15/2040	300,000	326,262
AstraZeneca PLC 5.900%, 09/15/2017	465,000	561,814
Baxter International, Inc. 5.900%, 09/01/2016	225,000	267,891
Becton, Dickinson and Company
3.250%, 11/12/2020	480,000	496,903
Bristol-Myers Squibb Company
6.800%, 11/15/2026	280,000	369,874
Celgene Corp. 3.950%, 10/15/2020	300,000	302,025
Covidien International Finance SA
6.000%, 10/15/2017	500,000	592,648
CR Bard, Inc. 2.875%, 01/15/2016	620,000	648,681
Eli Lilly & Company 7.125%, 06/01/2025	340,000	470,630
Express Scripts, Inc. 6.250%, 06/15/2014	300,000	327,041
Gilead Sciences, Inc. 4.500%, 04/01/2021	530,000	561,713
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	577,000	624,517
6.375%, 05/15/2038	310,000	414,013
Howard Hughes Medical Institute
3.450%, 09/01/2014	470,000	501,318
Johnson & Johnson
2.150%, 05/15/2016	530,000	552,883
5.850%, 07/15/2038	365,000	491,838
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	550,000	580,546
Life Technologies Corp. 5.000%, 01/15/2021	490,000	512,526
McKesson Corp. 4.750%, 03/01/2021	300,000	339,755
Medtronic, Inc. 5.600%, 03/15/2019	315,000	374,876
Merck & Company, Inc.
5.300%, 12/01/2013	380,000	413,129
5.750%, 11/15/2036	700,000	881,903
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	365,000	428,837
Pharmacia Corp. 6.500%, 12/01/2018	450,000	563,452
Quest Diagnostics, Inc. 5.450%, 11/01/2015	134,000	151,556
Roche Holdings, Inc. 6.000%, 03/01/2019 (S)	330,000	400,966
St. Jude Medical, Inc. 4.875%, 07/15/2019	230,000	262,568
UnitedHealth Group, Inc.
4.875%, 03/15/2015	48,000	53,128
5.800%, 03/15/2036	510,000	609,047
WellPoint, Inc.
6.375%, 06/15/2037	170,000	214,165
7.000%, 02/15/2019	500,000	603,113
Wyeth
5.500%, 03/15/2013	660,000	697,753
6.000%, 02/15/2036	600,000	765,193
		19,106,070
Industrials - 1.78%
3M Company 4.375%, 08/15/2013	350,000	372,089

The accompanying notes are an integral part of the financial statements.

77

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Allied Waste North America, Inc.
6.875%, 06/01/2017	$460,000	$486,450
American Airlines 2011-1 Class A Pass
Through Trust 5.250%, 01/31/2021	499,261	464,313
BAE Systems Holdings, Inc.
6.375%, 06/01/2019 (S)	600,000	671,061
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	370,000	415,106
5.050%, 03/01/2041	490,000	542,268
7.000%, 02/01/2014	525,000	588,286
Canadian Pacific Railway Company
4.450%, 03/15/2023	470,000	472,943
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	560,000	620,119
Caterpillar, Inc. 7.900%, 12/15/2018	1,010,000	1,344,616
CSX Corp.
3.700%, 10/30/2020	530,000	540,066
6.250%, 04/01/2015	625,000	714,238
7.375%, 02/01/2019	450,000	560,731
Emerson Electric Company
4.875%, 10/15/2019	340,000	397,862
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)	500,000	497,975
4.500%, 08/16/2021 (S)	500,000	512,623
5.250%, 10/01/2020 (S)	440,000	474,217
FedEx Corp. 8.000%, 01/15/2019	225,000	295,362
Fluor Corp. 3.375%, 09/15/2021	510,000	516,183
GATX Corp. 4.750%, 05/15/2015	330,000	351,791
General Dynamics Corp. 5.250%, 02/01/2014	395,000	431,038
General Electric Company 5.000%, 02/01/2013	1,425,000	1,485,111
Honeywell International, Inc.
3.875%, 02/15/2014	445,000	474,855
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	450,000	544,929
John Deere Capital Corp.
4.950%, 12/17/2012	740,000	770,928
5.100%, 01/15/2013	540,000	564,369
Koninklijke Philips Electronics NV
6.875%, 03/11/2038	500,000	629,382
L-3 Communications Corp.
4.750%, 07/15/2020	300,000	296,312
Lockheed Martin Corp., Series B
6.150%, 09/01/2036	572,000	653,329
Norfolk Southern Corp.
4.837%, 10/01/2041 (S)	480,000	508,210
5.900%, 06/15/2019	300,000	364,412
Northrop Grumman Corp. 3.500%, 03/15/2021	1,200,000	1,213,345
Pitney Bowes, Inc. 6.250%, 03/15/2019	250,000	270,587
Roper Industries, Inc. 6.250%, 09/01/2019	220,000	259,869
Siemens Financieringsmaatschappij NV
6.125%, 08/17/2026 (S)	354,000	429,512
Snap-On, Inc. 6.125%, 09/01/2021	470,000	570,002
Stanley Black & Decker, Inc.
6.150%, 10/01/2013	590,000	635,560
The Boeing Company 8.750%, 09/15/2031	405,000	622,284
Tyco Electronics Group SA
6.550%, 10/01/2017	600,000	693,287
Tyco International Finance SA
8.500%, 01/15/2019	320,000	412,071
Union Pacific Corp.
4.000%, 02/01/2021	440,000	471,900
6.625%, 02/01/2029	390,000	511,364
United Parcel Service, Inc.
5.500%, 01/15/2018	320,000	383,368
6.200%, 01/15/2038	520,000	698,113
United Technologies Corp.
5.375%, 12/15/2017 $415,000	491,042
6.125%, 02/01/2019	1,310,000	1,618,267
Waste Management, Inc.
6.125%, 11/30/2039	330,000	404,030
7.375%, 03/11/2019	615,000	774,217
		28,019,992
Information Technology - 0.85%
Cisco Systems, Inc.
3.150%, 03/14/2017	530,000	575,390
5.900%, 02/15/2039	830,000	1,037,163
Computer Sciences Corp. 6.500%, 03/15/2018	600,000	588,000
Dell, Inc.
4.700%, 04/15/2013	450,000	471,168
5.875%, 06/15/2019	300,000	352,189
eBay, Inc. 3.250%, 10/15/2020	470,000	474,261
Google, Inc. 3.625%, 05/19/2021	530,000	579,174
Hewlett-Packard Company
2.125%, 09/13/2015	450,000	442,157
3.750%, 12/01/2020	480,000	473,617
4.750%, 06/02/2014	475,000	501,719
International Business Machines Corp.
2.000%, 01/05/2016	650,000	666,845
5.600%, 11/30/2039	385,000	493,594
6.500%, 10/15/2013	1,045,000	1,152,581
Microsoft Corp. 2.950%, 06/01/2014	660,000	701,231
Motorola Solutions, Inc. 6.000%, 11/15/2017	340,000	381,190
Oracle Corp.
5.750%, 04/15/2018	570,000	691,499
6.125%, 07/08/2039	580,000	760,308
SAIC, Inc.
4.450%, 12/01/2020	500,000	532,221
5.500%, 07/01/2033	300,000	303,901
The Western Union Company
3.650%, 08/22/2018	1,020,000	1,045,489
Xerox Corp.
5.650%, 05/15/2013	500,000	524,954
6.750%, 12/15/2039	430,000	525,648
		13,274,299
Materials - 0.95%
Agrium, Inc. 6.750%, 01/15/2019	490,000	590,925
Alcoa, Inc. 6.750%, 07/15/2018	485,000	535,246
Anglo American Capital PLC
9.375%, 04/08/2019 (S)	600,000	763,243
ArcelorMittal
5.375%, 06/01/2013	990,000	1,013,571
6.125%, 06/01/2018	620,000	612,128
6.750%, 03/01/2041	320,000	287,309
Barrick North America Finance LLC
4.400%, 05/30/2021	500,000	541,288
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	600,000	741,112
6.750%, 11/01/2013	159,000	174,748
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	530,000	527,895
CRH America, Inc. 8.125%, 07/15/2018	330,000	376,437
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	1,410,000	1,529,433
International Paper Company
8.700%, 06/15/2038	250,000	338,635
POSCO 4.250%, 10/28/2020 (S)	470,000	454,969
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	300,000	365,576

The accompanying notes are an integral part of the financial statements.

78

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
PPG Industries, Inc. 3.600%, 11/15/2020	$480,000	$501,572
Praxair, Inc. 4.375%, 03/31/2014	620,000	665,132
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	360,000	442,358
Rio Tinto Finance USA, Ltd.
5.200%, 11/02/2040	500,000	571,481
6.500%, 07/15/2018	434,000	522,960
Teck Resources, Ltd. 4.500%, 01/15/2021	630,000	657,654
The Dow Chemical Company
5.700%, 05/15/2018	230,000	256,163
5.900%, 02/15/2015	350,000	389,508
9.400%, 05/15/2039	250,000	375,163
The Sherwin-Williams Company
3.125%, 12/15/2014	220,000	231,853
Vale Overseas, Ltd.
6.250%, 01/23/2017	800,000	901,730
6.875%, 11/10/2039	520,000	594,580
		14,962,669
Telecommunication Services - 1.40%
America Movil SAB de CV
5.000%, 03/30/2020	1,368,000	1,510,812
American Tower Corp. 4.500%, 01/15/2018	490,000	498,328
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	240,000	279,294
AT&T Corp. 8.000%, 11/15/2031	13,000	18,336
AT&T, Inc.
5.350%, 09/01/2040	1,035,000	1,161,945
5.625%, 06/15/2016	400,000	458,959
6.300%, 01/15/2038	1,150,000	1,409,328
6.700%, 11/15/2013	685,000	755,257
BellSouth Corp. 6.875%, 10/15/2031	735,000	914,563
British Telecommunications PLC
5.950%, 01/15/2018	270,000	298,295
9.625%, 12/15/2030	250,000	351,857
CenturyLink, Inc. 7.600%, 09/15/2039	620,000	607,487
COX Communications, Inc.
9.375%, 01/15/2019 (S)	605,000	818,152
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	725,000	1,009,925
France Telecom SA 8.500%, 03/01/2031	460,000	654,987
Qwest Corp. 8.375%, 05/01/2016	510,000	584,291
Telecom Italia Capital SA
5.250%, 11/15/2013	730,000	701,323
7.721%, 06/04/2038	450,000	383,276
Telefonica Emisiones SAU
6.221%, 07/03/2017	210,000	215,270
7.045%, 06/20/2036	450,000	438,130
Telefonica Europe BV 8.250%, 09/15/2030	500,000	549,198
Verizon Communications, Inc.
4.600%, 04/01/2021	1,070,000	1,207,425
5.250%, 04/15/2013	1,025,000	1,081,722
6.900%, 04/15/2038	1,795,000	2,394,848
Verizon Wireless Capital LLC
7.375%, 11/15/2013	470,000	523,391
8.500%, 11/15/2018	380,000	512,745
Vodafone Group PLC
4.375%, 03/16/2021	1,070,000	1,166,973
5.375%, 01/30/2015	795,000	881,252
5.450%, 06/10/2019	480,000	558,588
		21,945,957
Utilities - 1.70%
Ameren Illinois Company 6.250%, 04/01/2018	600,000	692,557
Centerpoint Energy Resources Corp.
4.500%, 01/15/2021	319,000	337,733
Consolidated Edison Company of
New York, Inc.
6.650%, 04/01/2019	930,000	1,175,147
7.125%, 12/01/2018	390,000	501,549
Constellation Energy Group, Inc.
5.150%, 12/01/2020	490,000	530,793
7.600%, 04/01/2032	180,000	231,607
Dominion Resources, Inc.
5.000%, 03/15/2013	410,000	430,002
5.200%, 08/15/2019	710,000	819,357
DTE Energy Company 6.350%, 06/01/2016	330,000	382,218
Duke Energy Carolinas LLC
5.625%, 11/30/2012	400,000	416,844
6.000%, 01/15/2038	300,000	389,134
7.000%, 11/15/2018	390,000	502,093
E.ON International Finance BV
5.800%, 04/30/2018 (S)	595,000	678,383
Enel Finance International NV
5.125%, 10/07/2019 (S)	670,000	598,358
Entergy Corp. 5.125%, 09/15/2020	470,000	468,237
Entergy Texas, Inc. 7.125%, 02/01/2019	225,000	274,487
Exelon Generation Company LLC
4.000%, 10/01/2020	1,000,000	1,027,609
6.250%, 10/01/2039	220,000	267,565
FirstEnergy Corp. 7.375%, 11/15/2031	450,000	552,586
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	350,000	388,250
Florida Power & Light Company
5.650%, 02/01/2037	460,000	577,157
Georgia Power Company
4.250%, 12/01/2019	220,000	245,327
5.950%, 02/01/2039	455,000	585,054
Indiana Michigan Power Company
6.050%, 03/15/2037	445,000	542,387
Kansas City Power & Light Company
7.150%, 04/01/2019	630,000	788,356
KeySpan Corp. 8.000%, 11/15/2030	455,000	608,459
MidAmerican Energy Holdings Company
8.480%, 09/15/2028	565,000	816,220
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	395,000	471,318
NiSource Finance Corp. 6.800%, 01/15/2019	500,000	585,456
Oglethorpe Power Corp. 5.375%, 11/01/2040	480,000	566,810
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	260,000	366,079
Pacific Gas & Electric Company
3.250%, 09/15/2021	500,000	507,148
3.500%, 10/01/2020	450,000	469,711
6.050%, 03/01/2034	390,000	481,930
6.250%, 12/01/2013	620,000	677,738
PacifiCorp 6.000%, 01/15/2039	450,000	573,524
Peco Energy Company 5.000%, 10/01/2014	600,000	662,381
Pennsylvania Electric Company
5.200%, 04/01/2020	450,000	503,379
PPL WEM Holdings PLC
5.375%, 05/01/2021 (S)	530,000	555,580
Progress Energy, Inc.
4.400%, 01/15/2021	490,000	539,917
7.050%, 03/15/2019	600,000	741,845
Public Service Electric & Gas Company
6.330%, 11/01/2013	525,000	574,034
San Diego Gas & Electric Company
6.125%, 09/15/2037	272,000	373,650
Southern California Edison Company
5.350%, 07/15/2035	545,000	653,971

The accompanying notes are an integral part of the financial statements.

79

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Southern Company 2.375%, 09/15/2015	$790,000	$809,507
Southwestern Public Service Company
8.750%, 12/01/2018	355,000	484,737
Virginia Electric and Power Company
3.450%, 09/01/2022	450,000	471,361
8.875%, 11/15/2038	240,000	395,838
Wisconsin Electric Power Company
6.000%, 04/01/2014	360,000	401,015
		26,694,398
TOTAL CORPORATE BONDS (Cost $324,924,151)		$359,553,619
Municipal Bonds - 0.63%
Illinois State Toll Highway Authority
6.184%, 01/01/2034	300,000	354,219
Maryland State Transportation Authority
5.888%, 07/01/2043	430,000	545,468
Metropolitan Washington Airports Authority
(District of Columbia) 7.462%, 10/01/2046	240,000	267,065
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	450,000	474,611
New Jersey State Turnpike Authority
7.102%, 01/01/2041	790,000	1,085,444
New York State Dormitory Authority
5.628%, 03/15/2039	470,000	546,140
New York State Urban Development Corp.
5.770%, 03/15/2039	440,000	524,960
North Carolina Turnpike Authority
6.700%, 01/01/2039	400,000	453,384
State of California
7.300%, 10/01/2039	590,000	702,956
7.500%, 04/01/2034	1,040,000	1,244,558
State of Illinois
5.100%, 06/01/2033	570,000	520,228
7.350%, 07/01/2035	420,000	457,775
State of Texas 5.517%, 04/01/2039	380,000	473,651
State of Utah
3.539%, 07/01/2025	560,000	593,309
4.554%, 07/01/2024	220,000	259,450
State of Washington 5.481%, 08/01/2039	220,000	263,336
Texas Transportation Commission
5.178%, 04/01/2030	450,000	531,068
University of California 5.770%, 05/15/2043	500,000	574,435
TOTAL MUNICIPAL BONDS (Cost $8,572,434)		$9,872,057

CAPITAL PREFERRED SECURITIES - 0.13%
Financials - 0.04%
Goldman Sachs Capital II (5.793% to
06/01/2012, then 3 month
LIBOR + 0.768%) 06/01/2012 (Q)	930,000	571,950
Industrials - 0.09%
Hutchison Whampoa International 10, Ltd.
(6.000% to 10/28/2015, then 3 month
LIBOR + 5.635%) 10/28/2015 (Q)(S)	1,520,000	1,512,400
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,251,241)		$2,084,350

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.09%
Commercial & Residential - 3.09%
Banc of America Commercial Mortgage, Inc.
Series 2004-6, Class A3,
4.512%, 12/10/2042	640,579	650,667
Series 2006-5, Class A3,
5.390%, 09/10/2047	880,000	920,115
Series 2006-1, Class AM,
5.421%, 09/10/2045 (P)	200,000	204,140
Series 2006-4, Class A4,
5.634%, 07/10/2046	580,000	641,919
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	1,300,000	1,425,444
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A3,
5.145%, 10/12/2042 (P)	1,000,000	1,012,564
Series 2006-PW11, Class AM,
5.441%, 03/11/2039 (P)	200,000	203,295
Series 2006-PW12, Class A4,
5.720%, 09/11/2038 (P)	745,000	831,174
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.728%, 03/15/2049 (P)	759	759
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4,
5.344%, 01/15/2046 (P)	1,310,000	1,416,617
Series 2006-CD2, Class AM,
5.391%, 01/15/2046 (P)	200,000	198,373
Series 2006-CD3, Class A5,
5.617%, 10/15/2048	1,680,000	1,840,820
Commercial Mortgage Pass Through
Certificates, Series 2004-LB4A, Class A4
4.584%, 10/15/2037	812,264	813,624
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3, Class A3
4.645%, 07/15/2037	390,000	406,475
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A2,
4.353%, 06/10/2048	221,750	221,552
Series 2005-C1, Class A3,
4.578%, 06/10/2048	620,000	630,337
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C3, Class A4,
5.023%, 04/10/2040	1,840,000	1,935,318
Series 2004-C2, Class A3,
5.134%, 08/10/2038	1,880,000	1,957,178
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.790%, 08/10/2045 (P)	2,550,000	2,769,807
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2005-LDP2, Class A4,
4.738%, 07/15/2042	2,065,000	2,226,064
Series 2004-CBX, Class A6,
4.899%, 01/12/2037	1,170,000	1,240,438
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	940,000	1,022,049
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	468,830	481,072
Series 2005-LDP5, Class A4,
5.206%, 12/15/2044 (P)	860,000	951,491
Series 2005-CB13, Class A3A1,
5.278%, 01/12/2043 (P)	500,000	509,836
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	485,000	493,832

The accompanying notes are an integral part of the financial statements.

80

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. (continued)
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	$205,000	$211,610
Series 2006-CB14, Class A3A,
5.491%, 12/12/2044 (S)	1,758,844	1,770,190
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.941%, 07/15/2044 (P)	1,290,000	1,404,328
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,068,000	2,215,074
Series 2007-C2, Class A3,
5.430%, 02/15/2040	1,400,000	1,493,636
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%, 02/12/2051	460,000	500,126
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8, Class A2
5.925%, 08/12/2049 (P)	2,226,350	2,357,598
Morgan Stanley Capital I
Series 2004-HQ3, Class A4,
4.800%, 01/13/2041	1,890,000	1,979,699
Series 2005-HQ6, Class A2A,
4.882%, 08/13/2042	944,617	952,989
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	1,770,000	1,995,521
Series 2006-T21, Class A2,
5.090%, 10/12/2052	193,790	193,677
Series 2007-T25, Class A3,
5.514%, 11/12/2049 (P)	2,940,000	3,246,815
Series 2007-T27, Class A4,
5.638%, 06/11/2042 (P)	3,580,000	4,078,909
Series 2006-T23, Class A2,
5.745%, 08/12/2041 (P)	282,533	284,863
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083%, 03/15/2042 (P)	750,000	813,389
		48,503,384
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $40,908,047)		$48,503,384

ASSET BACKED SECURITIES - 0.09%
Chase Issuance Trust, Series 2008-A4,
Class A4 4.650%, 03/15/2015	885,000	926,874
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF2 5.501%, 12/25/2036	76,594	49,675
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	451,293	453,594
Renaissance Home Equity Loan Trust,
Series 2006-1, Class AF3
5.608%, 05/25/2036	82,198	36,418
TOTAL ASSET BACKED SECURITIES (Cost $1,556,058)		$1,466,561

SECURITIES LENDING COLLATERAL - 1.06%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	1,658,274	16,594,016
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,591,721)		$16,594,016
SHORT-TERM INVESTMENTS - 2.34%
Money Market Funds - 2.34%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	36,713,333	36,713,333
TOTAL SHORT-TERM INVESTMENTS (Cost $36,713,333)		$36,713,333
Total Investments (Total Bond Market Trust A)
(Cost $1,495,852,658) - 102.26%		$1,606,015,036
Other assets and liabilities, net - (2.26%)		(35,557,228)
TOTAL NET ASSETS - 100.00%		$1,570,457,808

Total Bond Market Trust B

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 67.39%
U.S. Government - 32.32%
U.S. Treasury Bonds
3.750%, 08/15/2041 (L)	$1,300,000	1,525,265
3.875%, 08/15/2040	1,100,000	1,315,703
4.250%, 05/15/2039 to 11/15/2040	1,060,000	1,348,027
4.375%, 02/15/2038 to 05/15/2041	805,000	1,043,394
4.625%, 02/15/2040	1,400,000	1,884,532
7.500%, 11/15/2016	1,270,000	1,674,912
7.875%, 02/15/2021	1,100,000	1,678,188
8.750%, 08/15/2020	1,400,000	2,207,953
9.250%, 02/15/2016	3,550,000	4,793,608
11.250%, 02/15/2015	2,010,000	2,682,723
U.S. Treasury Notes
0.035%, 10/31/2016	850,000	858,500
0.125%, 08/31/2013 to 12/31/2013	2,050,000	2,045,689
0.250%, 10/31/2013 to 11/30/2013	1,700,000	1,700,425
0.375%, 07/31/2013	2,550,000	2,556,276
0.750%, 09/15/2013	400,000	403,453
1.500%, 12/31/2013	500,000	512,500
1.750%, 01/31/2014	1,760,000	1,813,900
1.875%, 02/28/2014 to 04/30/2014	1,370,000	1,419,436
2.000%, 11/30/2013 to 11/15/2021	4,000,000	4,110,430
2.125%, 11/30/2014 to 05/31/2015	2,500,000	2,630,970
2.625%, 11/15/2020	2,500,000	2,690,625
3.000%, 02/28/2017 (L)	3,300,000	3,650,625
3.125%, 10/31/2016 to 05/15/2021	2,200,000	2,444,804
3.250%, 06/30/2016	3,650,000	4,054,351
3.500%, 05/15/2012 (L)	1,100,000	1,265,000
		52,311,289
U.S. Government Agency - 35.07%
Federal Farm Credit Bank
3.875%, 10/07/2013	300,000	318,366
4.875%, 12/16/2015	300,000	346,175
Federal Home Loan Bank
3.875%, 06/14/2013	1,320,000	1,387,245
5.500%, 07/15/2036	190,000	246,085
Federal Home Loan Mortgage Corp.
2.500%, 05/27/2016	330,000	349,641
3.500%, 12/01/2025	946,328	987,373
4.000%, 02/01/2024 to 09/01/2040	2,170,538	2,276,991
4.500%, 05/01/2024 to 07/01/2041	1,800,487	1,912,460
5.000%, 06/01/2023 to 10/01/2040	1,655,951	1,789,709
5.500%, 08/23/2017 to 01/01/2038	1,523,475	1,724,505
5.779%, 02/01/2037 (P)	372,960	394,877
5.807%, 08/01/2037 (P)	568,435	603,879

The accompanying notes are an integral part of the financial statements.

81

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
6.000%, 06/01/2022 to 01/01/2038	$307,792	$337,695
6.250%, 07/15/2032	450,000	654,078
6.500%, 07/01/2016 to 09/01/2038	471,453	520,742
7.000%, 02/01/2016 to 04/01/2032	85,167	96,919
7.500%, 02/01/2016 to 03/01/2032	36,195	42,208
8.000%, 02/01/2030	5,435	6,480
Federal National Mortgage Association
2.110%, 01/01/2035 (P)	1,335,258	1,396,125
2.846%, 04/01/2036 (P)	196,312	209,072
3.000%, 01/01/2027 (C)	500,000	517,001
3.500%, 12/01/2040	514,668	529,909
4.000%, 08/01/2020 to 02/01/2041	2,629,766	2,764,622
4.500%, 12/01/2020 to 02/01/2041	5,664,376	6,032,171
5.000%, 07/01/2020 to 04/01/2039	5,200,222	5,620,851
5.500%, 08/01/2021 to 09/01/2036	6,241,176	6,797,476
5.614%, 04/01/2037 (P)	1,576,348	1,661,327
6.000%, 10/01/2013 to 08/01/2038	3,233,413	3,577,612
6.500%, 02/01/2015 to 02/01/2036	1,013,391	1,130,547
7.000%, 12/01/2012 to 10/01/2032	157,820	179,581
7.125%, 01/15/2030	209,000	320,774
7.250%, 05/15/2030	450,000	701,690
7.500%, 10/01/2015 to 08/01/2031	70,465	82,549
8.000%, 08/01/2030 to 09/01/2031	21,705	25,872
8.500%, 09/01/2030	2,984	3,594
Government National Mortgage Association
4.000%, 11/15/2026 to 10/15/2040	1,796,634	1,931,510
4.500%, 05/15/2019 to 10/20/2040	2,635,799	2,879,936
5.000%, 05/15/2018 to 07/20/2040	1,312,050	1,451,858
5.500%, 11/15/2032 to 01/15/2039	1,873,594	2,099,462
6.000%, 04/15/2017 to 10/15/2038	1,349,584	1,523,052
6.500%, 01/15/2016 to 12/15/2038	377,406	429,705
7.000%, 08/15/2029 to 05/15/2032	120,701	138,395
7.500%, 08/15/2029 to 01/15/2031	36,014	42,024
8.000%, 04/15/2031	9,538	11,302
8.500%, 09/15/2030	6,387	7,650
9.000%, 01/15/2031	3,785	4,585
Tennessee Valley Authority
3.875%, 02/15/2021	100,000	114,046
6.750%, 11/01/2025	260,000	370,828
The Financing Corp. 8.600%, 09/26/2019	150,000	219,201
		56,769,755
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $99,870,811)		$109,081,044

FOREIGN GOVERNMENT
OBLIGATIONS - 2.74%
Brazil - 0.42%
Federative Republic of Brazil
5.875%, 01/15/2019	105,000	124,163
6.000%, 01/17/2017	410,000	478,675
7.125%, 01/20/2037	50,000	69,000
		671,838
Canada - 1.07%
Export Development Canada
3.500%, 05/16/2013	95,000	98,852
Hydro-Quebec
8.400%, 01/15/2022	100,000	146,225
Province of British Columbia
6.500%, 01/15/2026	100,000	139,448
Province of Manitoba
9.625%, 12/01/2018	300,000	422,591
Province of New Brunswick
5.200%, 02/21/2017	80,000	93,832
Province of Nova Scotia
5.125%, 01/26/2017	85,000	99,002
Province of Ontario
4.500%, 02/03/2015	350,000	384,386
Province of Quebec
7.125%, 02/09/2024	150,000	207,604
7.500%, 07/15/2023	100,000	142,708
		1,734,648
Chile - 0.04%
Republic of Chile
3.875%, 08/05/2020	60,000	64,950
Colombia - 0.10%
Republic of Colombia 4.375%, 07/12/2021	150,000	161,250
Israel - 0.12%
Government of Israel
5.125%, 03/26/2019	90,000	100,434
5.500%, 09/18/2023	75,000	95,710
		196,144
Italy - 0.18%
Republic of Italy
6.875%, 09/27/2023	300,000	289,020
Japan - 0.14%
Development Bank of Japan
5.125%, 02/01/2017	100,000	116,828
Japan Finance Organization for Municipalities
4.625%, 04/21/2015	100,000	110,874
		227,702
Mexico - 0.30%
Government of Mexico
5.950%, 03/19/2019	415,000	493,228
Panama - 0.05%
Republic of Panama, Bond
6.700%, 01/26/2036	60,000	78,300
Peru - 0.09%
Republic of Peru
7.125%, 03/30/2019	120,000	150,900
Poland - 0.08%
Republic of PolandBond 6.375%, 07/15/2019	110,000	121,825
South Africa - 0.07%
Republic of South Africa
5.500%, 03/09/2020	100,000	112,000
Sweden - 0.08%
Svensk Exportkredit AB
3.250%, 09/16/2014	130,000	134,328
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,018,329)		$4,436,133

CORPORATE BONDS - 24.35%
Consumer Discretionary - 1.56%
Best Buy Company, Inc. 5.500%, 03/15/2021	60,000	57,375
CBS Corp. 8.875%, 05/15/2019	80,000	102,722
Comcast Corp. 5.700%, 07/01/2019	80,000	92,778
DIRECTV Holdings LLC
6.375%, 03/01/2041	60,000	69,054
7.625%, 05/15/2016	140,000	148,575
Discovery Communications LLC
5.625%, 08/15/2019	60,000	68,249

The accompanying notes are an integral part of the financial statements.

82

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Family Dollar Stores, Inc. 5.000%, 02/01/2021	$55,000	$56,582
Grupo Televisa SAB 6.625%, 01/15/2040	40,000	45,105
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	60,000	64,784
Home Depot, Inc. 5.875%, 12/16/2036	70,000	87,678
Lowe’s Companies, Inc. 6.100%, 09/15/2017	180,000	213,855
McDonald’s Corp. 5.000%, 02/01/2019	50,000	59,313
News America, Inc. 6.650%, 11/15/2037	175,000	197,927
O’Reilly Automotive, Inc. 4.875%, 01/14/2021	50,000	53,183
Target Corp. 6.500%, 10/15/2037	100,000	132,610
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	134,583
The Walt Disney Company
5.625%, 09/15/2016	90,000	106,627
Time Warner Cable, Inc. 4.125%, 02/15/2021	60,000	61,591
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	119,852
Time Warner Entertainment Company LP
8.375%, 07/15/2033	200,000	261,758
Time Warner, Inc. 7.625%, 04/15/2031	75,000	96,676
Viacom, Inc.
4.250%, 09/15/2015	40,000	42,773
4.500%, 03/01/2021	120,000	126,650
Vivendi SA 5.750%, 04/04/2013 (S)	55,000	57,467
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	60,000	61,086
		2,518,853
Consumer Staples - 2.18%
Altria Group, Inc.
8.500%, 11/10/2013	80,000	90,328
9.250%, 08/06/2019	160,000	214,779
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	120,000	150,649
7.750%, 01/15/2019	105,000	135,953
Bottling Group LLC 5.125%, 01/15/2019	105,000	122,463
Brown-Forman Corp.
2.500%, 01/15/2016	50,000	51,192
5.000%, 02/01/2014	105,000	113,168
Clorox Company 5.950%, 10/15/2017	95,000	109,860
ConAgra Foods, Inc.
5.819%, 06/15/2017	62,000	69,455
9.750%, 03/01/2021	63,000	85,167
CVS Caremark Corp.
4.125%, 05/15/2021	60,000	64,569
6.125%, 08/15/2016	105,000	122,318
CVS Pass-
Through Trust 8.353%, 07/10/2031 (S)	95,707	117,128
Diageo Capital PLC 4.828%, 07/15/2020	95,000	107,389
General Mills, Inc. 5.650%, 02/15/2019	85,000	100,838
Kellogg Company 4.150%, 11/15/2019	30,000	32,448
Kimberly-Clark Corp. 7.500%, 11/01/2018	80,000	105,670
Kraft Foods, Inc.
6.125%, 02/01/2018	90,000	105,467
6.750%, 02/19/2014	85,000	94,473
6.875%, 02/01/2038	40,000	52,872
Mead Johnson Nutrition Company
4.900%, 11/01/2019	30,000	33,007
PepsiCo, Inc. 5.500%, 01/15/2040	60,000	74,417
Philip Morris International, Inc.
4.125%, 05/17/2021	60,000	65,846
6.875%, 03/17/2014	90,000	101,264
SABMiller PLC 6.500%, 07/15/2018 (S)	90,000	102,541
Safeway, Inc. 6.350%, 08/15/2017	135,000	153,103
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	90,000	96,457
The Coca-Cola Company 3.150%, 11/15/2020	60,000	62,946
The Kroger Company
3.900%, 10/01/2015	40,000	43,006
6.400%, 08/15/2017	100,000	118,946
The Procter & Gamble Company
5.500%, 02/01/2034	50,000	63,697
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	112,005
6.200%, 04/15/2038	125,000	167,546
7.550%, 02/15/2030	110,000	160,393
Walgreen Company 5.250%, 01/15/2019	105,000	124,791
		3,526,151
Energy - 2.79%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	80,000	91,053
Apache Corp. 6.000%, 09/15/2013	75,000	81,717
BP Capital Markets PLC 5.250%, 11/07/2013	80,000	85,817
Cameron International Corp.
7.000%, 07/15/2038	20,000	24,890
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	70,000	88,390
Cenovus Energy, Inc. 5.700%, 10/15/2019	40,000	46,903
Chevron Corp. 4.950%, 03/03/2019	90,000	106,266
ConocoPhillips 5.750%, 02/01/2019	100,000	120,464
DCP Midstream LLC
9.700%, 12/01/2013 (S)	90,000	101,560
9.750%, 03/15/2019 (S)	95,000	123,807
Devon Financing Corp. ULC
7.875%, 09/30/2031	40,000	56,495
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	165,734
Ensco PLC 4.700%, 03/15/2021	60,000	62,461
Enterprise Products Operating LLC
9.750%, 01/31/2014	60,000	69,315
EOG Resources, Inc. 4.100%, 02/01/2021	60,000	65,318
GlobalSantaFe Corp. 5.000%, 02/15/2013	100,000	102,479
Hess Corp. 8.125%, 02/15/2019	60,000	76,998
Kinder Morgan Energy Partners LP
5.850%, 09/15/2012	80,000	82,581
6.375%, 03/01/2041	60,000	67,511
6.500%, 09/01/2039	40,000	44,382
9.000%, 02/01/2019	60,000	75,670
Nabors Industries, Inc. 9.250%, 01/15/2019	105,000	132,043
Nexen, Inc. 6.200%, 07/30/2019	120,000	139,410
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	55,476
7.375%, 03/15/2014	100,000	111,524
Occidental Petroleum Corp.
4.100%, 02/01/2021	50,000	55,993
ONEOK Partners LP 6.650%, 10/01/2036	85,000	100,352
Pemex Project Funding
Master Trust 7.375%, 12/15/2014	260,000	292,500
Petro-Canada
5.950%, 05/15/2035	70,000	80,400
6.050%, 05/15/2018	125,000	147,107
Petrobras International Finance Company
6.750%, 01/27/2041	80,000	91,767
8.375%, 12/10/2018	90,000	109,350
Petroleos Mexicanos 5.500%, 01/21/2021	70,000	75,950
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	76,628

The accompanying notes are an integral part of the financial statements.

83

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	$60,000	$59,301
Shell International Finance BV
6.375%, 12/15/2038	90,000	123,629
Statoil ASA 1.800%, 11/23/2016	100,000	101,346
Talisman Energy, Inc.
3.750%, 02/01/2021	60,000	58,965
6.250%, 02/01/2038	110,000	132,147
The Williams Companies, Inc.
7.875%, 09/01/2021	37,000	45,521
Tosco Corp. 8.125%, 02/15/2030	110,000	160,836
Total Capital SA
3.125%, 10/02/2015	40,000	42,368
4.125%, 01/28/2021	40,000	44,123
4.250%, 12/15/2021	60,000	66,365
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	85,000	100,726
Valero Energy Corp.
6.125%, 06/15/2017	100,000	111,690
7.500%, 04/15/2032	30,000	35,051
Weatherford International, Ltd.
5.500%, 02/15/2016	120,000	131,999
Williams Partners LP 5.250%, 03/15/2020	90,000	99,594
		4,521,972
Financials - 8.85%
AEGON Funding Company LLC
5.750%, 12/15/2020	50,000	52,026
African Development Bank
6.875%, 10/15/2015	35,000	40,788
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	115,000	129,810
American Express Company
8.125%, 05/20/2019	50,000	64,625
American Express Credit Corp.
7.300%, 08/20/2013	100,000	108,539
American International Group, Inc.
5.450%, 05/18/2017	120,000	114,703
6.250%, 05/01/2036	60,000	53,637
Asian Development Bank 5.593%, 07/16/2018	250,000	305,149
Banco Bradesco SA/Cayman Islands
4.125%, 05/16/2016 (S)	200,000	201,700
Bank of America Corp.
2.100%, 04/30/2012	205,000	206,402
3.125%, 06/15/2012	125,000	126,683
5.000%, 05/13/2021	50,000	45,525
5.420%, 03/15/2017	100,000	90,241
6.500%, 08/01/2016	80,000	80,581
Bank of Nova Scotia 2.900%, 03/29/2016	100,000	103,541
Barclays Bank PLC 5.125%, 01/08/2020	100,000	102,689
BB&T Corp. 5.200%, 12/23/2015	105,000	112,433
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	65,359
5.400%, 05/15/2018	105,000	122,419
Berkshire Hathaway, Inc. 3.200%, 02/11/2015	120,000	127,238
BNP Paribas 3.250%, 03/11/2015	120,000	113,445
Boston Properties LP 4.125%, 05/15/2021	60,000	60,355
BRE Properties, Inc. 5.200%, 03/15/2021	60,000	61,862
Capital One Financial Corp.
7.375%, 05/23/2014	110,000	120,872
Chubb Corp. 5.750%, 05/15/2018	50,000	58,739
Citigroup Funding, Inc. 1.875%, 11/15/2012	70,000	71,010
Citigroup, Inc.
2.125%, 04/30/2012	210,000	211,401
5.500%, 04/11/2013	125,000	127,628
5.875%, 02/22/2033	220,000	184,258
8.500%, 05/22/2019	80,000	94,140
CNA Financial Corp. 7.350%, 11/15/2019	60,000	66,850
Credit Suisse Guernsey, Ltd. (5.860% to
05/15/2017, then 3 month
LIBOR + 1.690%) 05/15/2017 (Q)	90,000	73,125
Credit Suisse New York 5.400%, 01/14/2020	60,000	56,572
Credit Suisse USA, Inc. 4.875%, 01/15/2015	125,000	130,621
Deutsche Bank AG
3.875%, 08/18/2014	130,000	132,262
4.875%, 05/20/2013	210,000	214,686
Discover Financial Services
10.250%, 07/15/2019	120,000	146,235
Dresdner Bank AG 7.250%, 09/15/2015	80,000	67,108
European Investment Bank
2.375%, 03/14/2014	210,000	214,899
2.875%, 09/15/2020	200,000	199,949
4.625%, 05/15/2014 to 10/20/2015	305,000	333,191
4.875%, 01/17/2017	200,000	228,715
First Horizon National Corp.
5.375%, 12/15/2015	50,000	50,622
FleetBoston Financial Corp.
6.700%, 07/15/2028	125,000	106,614
General Electric Capital Corp.
2.200%, 06/08/2012	105,000	105,965
6.000%, 08/07/2019	60,000	68,896
6.750%, 03/15/2032	230,000	268,908
6.875%, 01/10/2039	105,000	125,574
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	50,000	46,301
Health Care REIT, Inc. 4.950%, 01/15/2021	60,000	57,354
Hospitality
Properties Trust 7.875%, 08/15/2014	70,000	76,071
HSBC Holdings PLC 6.500%, 09/15/2037	205,000	202,030
International American Development Bank
7.000%, 06/15/2025	60,000	86,620
International Bank for Reconstruction &
Development 8.625%, 10/15/2016	100,000	132,426
International Finance Corp.
3.500%, 05/15/2013	65,000	67,661
Jefferies Group, Inc. 5.125%, 04/13/2018	60,000	52,800
JPMorgan Chase & Company
4.350%, 08/15/2021	110,000	111,046
4.750%, 05/01/2013	125,000	130,690
6.400%, 05/15/2038	125,000	144,853
Kemper Corp. 6.000%, 11/30/2015	120,000	125,575
KeyCorp
3.750%, 08/13/2015	60,000	62,228
6.500%, 05/14/2013	125,000	132,263
Kimco Realty Corp. 6.875%, 10/01/2019	60,000	69,020
Kreditanstalt fuer Wiederaufbau
3.250%, 03/15/2013	300,000	308,966
4.375%, 03/15/2018	360,000	413,628
5.125%, 03/14/2016	100,000	115,722
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	87,574
Lincoln National Corp. 5.650%, 08/27/2012	50,000	51,009
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015	19,000	21,045
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018 to 11/15/2018	180,000	174,799
7.750%, 05/14/2038	125,000	118,598
MetLife, Inc. 6.817%, 08/15/2018	190,000	225,950
Moody’s Corp. 5.500%, 09/01/2020	60,000	61,964

The accompanying notes are an integral part of the financial statements.

84

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley
2.250%, 03/13/2012	$100,000	$100,432
7.300%, 05/13/2019	210,000	213,814
Nomura Holdings, Inc. 4.125%, 01/19/2016	110,000	107,366
Northern Trust Corp. 3.450%, 11/04/2020	60,000	61,760
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	50,000	55,604
PartnerRe Finance B LLC 5.500%, 06/01/2020	60,000	60,487
PNC Funding Corp.
2.300%, 06/22/2012	125,000	126,248
4.250%, 09/21/2015	40,000	42,889
5.625%, 02/01/2017	80,000	87,129
6.700%, 06/10/2019	80,000	97,574
ProLogis LP 5.625%, 11/15/2016	185,000	195,371
Prudential Financial, Inc.
3.875%, 01/14/2015	30,000	31,077
4.750%, 04/01/2014 to 09/17/2015	175,000	184,645
5.375%, 06/21/2020	60,000	64,192
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	51,790
Royal Bank of Canada 2.100%, 07/29/2013	160,000	162,450
Senior Housing
Properties Trust 4.300%, 01/15/2016	110,000	108,430
Simon Property Group LP 5.875%, 03/01/2017	80,000	91,393
SLM Corp. 8.000%, 03/25/2020	90,000	90,900
State Street Corp. 2.150%, 04/30/2012	90,000	90,607
SunTrust Banks, Inc. 6.000%, 09/11/2017	105,000	115,394
The Allstate Corp. 5.950%, 04/01/2036	100,000	112,086
The Bank of New York Mellon Corp.
4.500%, 04/01/2013	155,000	161,689
The Bear Stearns Companies LLC
7.250%, 02/01/2018	310,000	363,338
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	125,000	126,780
5.500%, 11/15/2014	250,000	257,601
6.125%, 02/15/2033	125,000	120,940
6.150%, 04/01/2018	185,000	190,887
7.500%, 02/15/2019	240,000	264,984
The Travelers Companies, Inc.
5.900%, 06/02/2019	80,000	95,148
Toyota Motor Credit Corp.
3.400%, 09/15/2021	60,000	61,811
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	66,175
U.S. Central Federal Credit Union
1.900%, 10/19/2012	70,000	70,979
UBS AG 5.750%, 04/25/2018	185,000	191,624
US Bancorp
2.250%, 03/13/2012	100,000	100,402
2.450%, 07/27/2015	60,000	61,501
Ventas Realty LP 4.750%, 06/01/2021	60,000	57,887
Vornado Realty LP 4.250%, 04/01/2015	60,000	62,104
WEA Finance LLC 7.500%, 06/02/2014 (S)	150,000	164,455
Wells Fargo & Company
5.000%, 11/15/2014	105,000	112,368
5.625%, 12/11/2017	185,000	210,867
Westpac Banking Corp. 3.000%, 12/09/2015	80,000	80,404
Willis North America, Inc.
7.000%, 09/29/2019	50,000	55,642
XLIT Group Ltd. 5.750%, 10/01/2021	50,000	52,749
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	105,000	114,567
		14,321,323
Health Care - 1.56%
Abbott Laboratories
4.125%, 05/27/2020	60,000	66,489
4.350%, 03/15/2014	120,000	129,788
Aetna, Inc.
3.950%, 09/01/2020	60,000	62,054
6.000%, 06/15/2016	105,000	120,838
Amgen, Inc.
5.150%, 11/15/2041	100,000	103,461
5.700%, 02/01/2019	50,000	56,213
5.750%, 03/15/2040	40,000	43,502
AstraZeneca PLC 5.900%, 09/15/2017	105,000	126,861
Baxter International, Inc. 5.900%, 09/01/2016	50,000	59,531
Becton, Dickinson and Company
3.250%, 11/12/2020	60,000	62,113
Bristol-Myers Squibb Company
6.800%, 11/15/2026	55,000	72,654
Covidien International Finance SA
6.000%, 10/15/2017	110,000	130,383
Eli Lilly & Company 7.125%, 06/01/2025	80,000	110,736
Gilead Sciences, Inc. 4.500%, 04/01/2021	60,000	63,590
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	105,000	113,647
6.375%, 05/15/2038	50,000	66,776
Howard Hughes Medical Institute
3.450%, 09/01/2014	70,000	74,664
Johnson & Johnson
2.150%, 05/15/2016	50,000	52,159
5.850%, 07/15/2038	100,000	134,750
Life Technologies Corp. 5.000%, 01/15/2021	60,000	62,758
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	93,992
Pharmacia Corp. 6.500%, 12/01/2018	105,000	131,472
Quest Diagnostics, Inc. 5.450%, 11/01/2015	30,000	33,931
St. Jude Medical, Inc. 4.875%, 07/15/2019	50,000	57,080
UnitedHealth Group, Inc.
4.875%, 03/15/2015	12,000	13,282
5.800%, 03/15/2036	40,000	47,768
WellPoint, Inc. 6.375%, 06/15/2037	175,000	220,464
Wyeth 5.500%, 03/15/2013	200,000	211,440
		2,522,396
Industrials - 1.91%
Allied Waste North America, Inc.
6.875%, 06/01/2017	70,000	74,025
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	60,000	67,315
7.000%, 02/01/2014	125,000	140,068
Canadian Pacific Railway Company
4.450%, 03/15/2023	60,000	60,376
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	100,000	110,736
Caterpillar, Inc. 7.900%, 12/15/2018	95,000	126,474
CSX Corp.
6.250%, 04/01/2015	100,000	114,278
7.375%, 02/01/2019	105,000	130,837
Emerson Electric Company
4.875%, 10/15/2019	80,000	93,615
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	60,000	64,666
FedEx Corp. 8.000%, 01/15/2019	50,000	65,636
Fluor Corp. 3.375%, 09/15/2021	60,000	60,727
General Dynamics Corp. 5.250%, 02/01/2014	90,000	98,211
General Electric Company 5.000%, 02/01/2013	190,000	198,015
Honeywell International, Inc.
3.875%, 02/15/2014	85,000	90,703

The accompanying notes are an integral part of the financial statements.

85

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	$110,000	$133,205
John Deere Capital Corp. 4.950%, 12/17/2012	172,000	179,189
Northrop Grumman Corp. 3.500%, 03/15/2021	150,000	151,668
Pitney Bowes, Inc. 6.250%, 03/15/2019	50,000	54,117
Roper Industries, Inc. 6.250%, 09/01/2019	40,000	47,249
Snap-On, Inc. 6.125%, 09/01/2021	70,000	84,894
Stanley Black & Decker, Inc.
6.150%, 10/01/2013	60,000	64,633
The Boeing Company 8.750%, 09/15/2031	90,000	138,285
Tyco Electronics Group SA
6.550%, 10/01/2017	200,000	231,096
Union Pacific Corp.
4.000%, 02/01/2021	60,000	64,350
6.625%, 02/01/2029	85,000	111,451
United Technologies Corp.
5.375%, 12/15/2017	100,000	118,323
6.125%, 02/01/2019	125,000	154,415
Waste Management, Inc. 6.125%, 11/30/2039	50,000	61,217
		3,089,774
Information Technology - 0.79%
Cisco Systems, Inc.
3.150%, 03/14/2017	60,000	65,138
5.900%, 02/15/2039	80,000	99,968
Dell, Inc. 4.700%, 04/15/2013	130,000	136,115
eBay, Inc. 3.250%, 10/15/2020	60,000	60,544
Google, Inc. 3.625%, 05/19/2021	50,000	54,639
Hewlett-Packard Company
2.125%, 09/13/2015	60,000	58,954
3.750%, 12/01/2020	60,000	59,202
4.750%, 06/02/2014	95,000	100,344
International Business Machines Corp.
6.500%, 10/15/2013	140,000	154,413
Microsoft Corp. 2.950%, 06/01/2014	80,000	84,998
Oracle Corp. 5.750%, 04/15/2018	145,000	175,908
SAIC, Inc. 4.450%, 12/01/2020	50,000	53,222
The Western Union Company
3.650%, 08/22/2018	100,000	102,499
Xerox Corp. 6.750%, 12/15/2039	60,000	73,346
		1,279,290
Materials - 0.91%
Agrium, Inc. 6.750%, 01/15/2019	100,000	120,597
Alcoa, Inc. 6.750%, 07/15/2018	100,000	110,360
ArcelorMittal
5.375%, 06/01/2013	155,000	158,690
6.125%, 06/01/2018	70,000	69,111
6.750%, 03/01/2041	30,000	26,935
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	60,000	59,762
CRH America, Inc. 8.125%, 07/15/2018	50,000	57,036
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	195,247
POSCO 4.250%, 10/28/2020 (S)	100,000	96,802
PPG Industries, Inc. 3.600%, 11/15/2020	60,000	62,697
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	122,877
Rio Tinto Finance USA, Ltd.
6.500%, 07/15/2018	70,000	84,348
Teck Resources, Ltd. 4.500%, 01/15/2021	70,000	73,073
The Dow Chemical Company
5.700%, 05/15/2018	50,000	55,688
5.900%, 02/15/2015	60,000	66,773
The Sherwin-Williams Company
3.125%, 12/15/2014	30,000	31,616
Vale Overseas, Ltd. 6.875%, 11/10/2039	70,000	80,040
		1,471,652
Telecommunication Services - 1.56%
America Movil SAB de CV
5.000%, 03/30/2020	61,000	67,368
American Tower Corp. 4.500%, 01/15/2018	60,000	61,020
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	60,000	69,823
AT&T, Inc.
5.625%, 06/15/2016	80,000	91,792
6.700%, 11/15/2013	90,000	99,231
BellSouth Corp. 6.875%, 10/15/2031	200,000	248,861
British Telecommunications PLC
9.625%, 12/15/2030	60,000	84,446
CenturyLink, Inc. 7.600%, 09/15/2039	50,000	48,991
COX Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	169,040
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	203,378
Qwest Corp. 8.375%, 05/01/2016	70,000	80,197
Telecom Italia Capital SA 7.721%, 06/04/2038	80,000	68,138
Telefonica Europe BV 8.250%, 09/15/2030	100,000	109,840
Verizon Communications, Inc.
4.600%, 04/01/2021	110,000	124,128
5.250%, 04/15/2013	130,000	137,194
6.900%, 04/15/2038	190,000	253,494
Verizon Wireless Capital LLC
7.375%, 11/15/2013	100,000	111,360
8.500%, 11/15/2018	60,000	80,960
Vodafone Group PLC
4.375%, 03/16/2021	110,000	119,969
5.375%, 01/30/2015	190,000	210,614
5.450%, 06/10/2019	80,000	93,098
		2,532,942
Utilities - 2.24%
Centerpoint Energy Resources Corp.
4.500%, 01/15/2021	77,000	81,522
Consolidated Edison Company of New
York, Inc. 7.125%, 12/01/2018	95,000	122,172
Constellation Energy Group, Inc.
5.150%, 12/01/2020	60,000	64,995
Dominion Resources, Inc.
5.000%, 03/15/2013	95,000	99,635
5.200%, 08/15/2019	110,000	126,943
DTE Energy Company 6.350%, 06/01/2016	60,000	69,494
Duke Energy Carolinas LLC
5.625%, 11/30/2012	100,000	104,211
6.000%, 01/15/2038	50,000	64,856
7.000%, 11/15/2018	90,000	115,868
E.ON International Finance BV
5.800%, 04/30/2018 (S)	140,000	159,619
Enel Finance International NV
5.125%, 10/07/2019 (S)	100,000	89,307
Entergy Corp. 5.125%, 09/15/2020	70,000	69,737
Entergy Texas, Inc. 7.125%, 02/01/2019	50,000	60,997
Exelon Generation Company LLC
6.250%, 10/01/2039	40,000	48,648
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	60,000	66,557
Florida Power & Light Company
5.650%, 02/01/2037	60,000	75,281
Georgia Power Company 5.950%, 02/01/2039	100,000	128,583

The accompanying notes are an integral part of the financial statements.

86

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Indiana Michigan Power Company
6.050%, 03/15/2037	$187,000	$227,924
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	90,000	107,389
NiSource Finance Corp. 6.800%, 01/15/2019	130,000	152,218
Oglethorpe Power Corp. 5.375%, 11/01/2040	60,000	70,851
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	58,000	81,664
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	62,628
6.050%, 03/01/2034	60,000	74,143
6.250%, 12/01/2013	135,000	147,572
PacifiCorp 6.000%, 01/15/2039	105,000	133,822
Pennsylvania Electric Company
5.200%, 04/01/2020	70,000	78,303
PPL WEM Holdings PLC
5.375%, 05/01/2021 (S)	60,000	62,896
Progress Energy, Inc. 4.400%, 01/15/2021	55,000	60,603
Public Service Electric & Gas Company
6.330%, 11/01/2013	120,000	131,208
San Diego Gas & Electric Company
6.125%, 09/15/2037	60,000	82,423
Southern California Edison Company
5.350%, 07/15/2035	130,000	155,993
Southern Company 2.375%, 09/15/2015	100,000	102,469
Southwestern Public Service Company
8.750%, 12/01/2018	70,000	95,582
Virginia Electric and Power Company
3.450%, 09/01/2022	50,000	52,373
8.875%, 11/15/2038	70,000	115,453
Wisconsin Electric Power Company
6.000%, 04/01/2014	80,000	89,114
		3,633,053
TOTAL CORPORATE BONDS (Cost $35,628,905)		$39,417,406
Municipal Bonds - 0.75%
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	76,112
Metropolitan Washington Airports Authority
(District of Columbia) 7.462%, 10/01/2046	40,000	44,511
New Jersey State Turnpike Authority
7.102%, 01/01/2041	90,000	123,658
New York State Dormitory Authority
5.628%, 03/15/2039	70,000	81,340
New York State Urban Development Corp.
5.770%, 03/15/2039	60,000	71,585
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	68,008
State of California
7.300%, 10/01/2039	60,000	71,487
7.500%, 04/01/2034	80,000	95,735
State of Illinois
5.100%, 06/01/2033	115,000	104,958
7.350%, 07/01/2035	60,000	65,396
State of Texas 5.517%, 04/01/2039	60,000	74,787
State of Utah
3.539%, 07/01/2025	80,000	84,758
4.554%, 07/01/2024	40,000	47,173
State of Washington 5.481%, 08/01/2039	40,000	47,879
Texas Transportation Commission
5.178%, 04/01/2030	60,000	70,809
University of California 5.770%, 05/15/2043	70,000	80,421
TOTAL MUNICIPAL BONDS (Cost $1,050,182)		$1,208,617
CAPITAL PREFERRED SECURITIES - 0.12%
Industrials - 0.12%
Hutchison Whampoa International 10, Ltd.
(6.000% to 10/28/2015, then 3 month
LIBOR + 5.635%) 10/28/2015 (S)	190,000	189,050
TOTAL CAPITAL PREFERRED SECURITIES (Cost $190,000)		$189,050

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.62%
Commercial & Residential - 4.62%
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A4
5.634%, 07/10/2046	210,000	232,419
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3, Class A4,
4.715%, 02/11/2041	500,000	523,082
Series 2005-T20, Class A3,
5.145%, 10/12/2042 (P)	530,000	536,659
Series 2006-PW12, Class A4,
5.720%, 09/11/2038 (P)	190,000	211,977
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.728%, 03/15/2049 (P)	759	759
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD2, Class A4
5.344%, 01/15/2046 (P)	170,000	183,836
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3, Class A3
4.645%, 07/15/2037	60,000	62,535
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3
4.578%, 06/10/2048	100,000	101,667
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2004-CB8, Class A4,
4.404%, 01/12/2039	400,000	419,221
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	150,000	163,093
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	284,803	292,240
Series 2005-LDP5, Class A4,
5.206%, 12/15/2044 (P)	835,000	923,831
Series 2005-CB13, Class A3A1,
5.278%, 01/12/2043 (P)	80,000	81,574
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.941%, 07/15/2044 (P)	180,000	195,953
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AM,
5.666%, 05/12/2039 (P)	800,000	826,054
Series 2008-C1, Class A4,
5.690%, 02/12/2051	440,000	478,381
Morgan Stanley Capital I
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	190,000	214,208
Series 2007-T27, Class A4,
5.638%, 06/11/2042 (P)	630,000	717,797
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493%, 02/11/2036	450,000	461,712
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A4,
5.083%, 03/15/2042 (P)	300,000	325,355

The accompanying notes are an integral part of the financial statements.

87

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Wachovia Bank Commercial
Mortgage Trust (continued)
Series 2004-C11, Class A5,
5.215%, 01/15/2041 (P)	$500,000	$535,591
		7,487,944
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,863,872)		$7,487,944

ASSET BACKED SECURITIES - 0.22%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A6
6.620%, 03/01/2016	250,000	284,349
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	65,919	66,255
TOTAL ASSET BACKED SECURITIES (Cost $351,279)		$350,604

SECURITIES LENDING COLLATERAL - 1.87%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	303,512	3,037,186
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,036,675)		$3,037,186

SHORT-TERM INVESTMENTS - 1.03%
Money Market Funds - 1.03%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	1,662,673	1,662,673
TOTAL SHORT-TERM INVESTMENTS (Cost $1,662,673)		$1,662,673
Total Investments (Total Bond Market Trust B)
(Cost $152,672,726) - 103.09%		$166,870,657
Other assets and liabilities, net - (3.09%)		(4,999,277)
TOTAL NET ASSETS - 100.00%		$161,871,380

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.60%
Consumer Discretionary - 11.86%
Auto Components - 0.35%
American Axle &
Manufacturing Holdings, Inc. (I)(L)	1,582	$15,646
Amerigon, Inc. (I)	666	9,497
BorgWarner, Inc. (I)(L)	2,566	163,557
Cooper Tire & Rubber Company	1,549	21,701
Dana Holding Corp. (I)	3,254	39,536
Dorman Products, Inc. (I)	456	16,840
Drew Industries, Inc. (I)	570	13,982
Exide Technologies (I)	2,107	5,541
Federal-Mogul Corp. (I)	2,412	35,577
Fuel Systems Solutions, Inc. (I)	460	7,585
Gentex Corp.	3,389	100,281
Icahn Enterprises LP	1,912	68,450
Johnson Controls, Inc.	15,925	497,816
Modine Manufacturing Company (I)	1,044	9,876
Spartan Motors, Inc.	1,002	4,820
Standard Motor Products, Inc.	572	11,469
Stoneridge, Inc. (I)	872	7,351
Superior Industries International, Inc.	742	12,273
Tenneco, Inc. (I)	1,333	39,697
The Goodyear Tire & Rubber Company (I)(L)	5,784	81,959
Tower International, Inc. (I)	347	3,727
TRW Automotive Holdings Corp. (I)	2,912	94,931
UQM Technologies, Inc. (I)	2,453	3,385
		1,265,497
Automobiles - 0.56%
Ford Motor Company (I)	89,174	959,512
General Motors Company (I)	36,626	742,409
Harley-Davidson, Inc.	5,570	216,506
Tesla Motors, Inc. (I)(L)	2,335	66,688
Thor Industries, Inc.	1,351	37,058
Winnebago Industries, Inc. (I)(L)	865	6,384
		2,028,557
Distributors - 0.11%
Core-Mark Holding Company, Inc.	349	13,820
Genuine Parts Company (L)	3,634	222,401
LKQ Corp. (I)	3,506	105,460
Pool Corp. (L)	1,186	35,699
VOXX International Corp. (I)	569	4,808
Weyco Group, Inc.	346	8,494
		390,682
Diversified Consumer Services - 0.28%
American Public Education, Inc. (I)	453	19,606
Apollo Group, Inc., Class A (I)	3,321	178,902
Ascent Capital Group, Inc., Class A (I)	262	13,289
Bridgepoint Education, Inc. (I)(L)	1,289	29,647
Capella Education Company (I)	410	14,781
Career Education Corp. (I)	1,814	14,458
Coinstar, Inc. (I)(L)	754	34,413
Corinthian Colleges, Inc. (I)	2,076	4,505
DeVry, Inc.	1,612	61,998
Education Management Corp. (I)(L)	3,020	84,530
Grand Canyon Education, Inc. (I)	1,151	18,370
H&R Block, Inc. (L)	7,256	118,490
Hillenbrand, Inc.	1,560	34,819
ITT Educational Services, Inc. (I)(L)	662	37,661
K12, Inc. (I)	824	14,783
Learning Tree International, Inc. (I)	519	3,643
Lincoln Educational Services Corp.	678	5,356
Mac-Gray Corp.	473	6,523
Matthews International Corp., Class A	747	23,478
Regis Corp. (L)	1,321	21,863
School Specialty, Inc. (I)(L)	600	1,500
Service Corp. International (L)	5,722	60,939
Sotheby’s	1,604	45,762
Steiner Leisure, Ltd. (I)	379	17,203
Stewart Enterprises, Inc., Class A (L)	2,435	14,026
Stonemor Partners LP	452	10,599
Strayer Education, Inc. (L)	299	29,060
Universal Technical Institute, Inc. (I)	601	7,681
Weight Watchers International, Inc.	1,728	95,057
		1,022,942
Hotels, Restaurants & Leisure - 2.27%
AFC Enterprises, Inc. (I)	705	10,364
Ambassadors Group, Inc.	714	3,220
Ameristar Casinos, Inc.	831	14,368
Bally Technologies, Inc. (I)	1,263	49,964
Biglari Holdings, Inc. (I)	36	13,257
BJ’s Restaurants, Inc. (I)(L)	673	30,500

The accompanying notes are an integral part of the financial statements.

88

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Bob Evans Farms, Inc.	747	$25,054
Boyd Gaming Corp. (I)	2,162	16,129
Bravo Brio Restaurant Group, Inc. (I)	287	4,922
Brinker International, Inc.	2,008	53,734
Buffalo Wild Wings, Inc. (I)(L)	443	29,907
Caribou Coffee Company, Inc. (I)(L)	570	7,952
Carnival Corp.	14,326	467,601
Carrols Restaurant Group, Inc. (I)	696	8,053
CEC Entertainment, Inc.	521	17,948
Cedar Fair LP	1,451	31,197
Chipotle Mexican Grill, Inc. (I)(L)	727	245,537
Choice Hotels International, Inc. (L)	1,424	54,183
Churchill Downs, Inc.	397	20,696
Cracker Barrel Old Country Store, Inc.	552	27,826
Darden Restaurants, Inc. (L)	3,179	144,899
Denny’s Corp. (I)	2,791	10,494
DineEquity, Inc. (I)	468	19,754
Domino’s Pizza, Inc. (I)	1,473	50,008
Einstein Noah Restaurant Group, Inc.	529	8,369
Frisch’s Restaurants, Inc.	223	4,353
Gaylord Entertainment Company (I)(L)	1,164	28,099
Great Wolf Resorts, Inc. (I)	1,526	4,425
Hyatt Hotels Corp., Class A (I)	4,118	155,002
International Game Technology	7,111	122,309
International Speedway Corp., Class A	1,141	28,924
Interval Leisure Group, Inc. (I)	1,476	20,088
Isle of Capri Casinos, Inc. (I)	996	4,651
Jack in the Box, Inc. (I)	1,167	24,390
Krispy Kreme Doughnuts, Inc. (I)	1,678	10,974
Las Vegas Sands Corp. (I)	17,135	732,179
Life Time Fitness, Inc. (I)	1,011	47,264
Luby’s, Inc. (I)	958	4,321
Marcus Corp.	951	11,992
Marriott International, Inc., Class A (L)	8,456	246,662
Marriott Vacations Worldwide Corp. (I)	845	14,500
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	594	5,192
McDonald’s Corp.	24,294	2,437,417
MGM Resorts International (I)	11,571	120,686
Monarch Casino & Resort, Inc. (I)	604	6,155
Morgans Hotel Group Company (I)(L)	1,196	7,056
Multimedia Games
Holding Company, Inc. (I)(L)	1,164	9,242
O’Charley’s, Inc. (I)	774	4,249
Orient Express Hotels, Ltd., Class A (I)(L)	2,153	16,083
P.F. Chang’s China Bistro, Inc.	587	18,144
Panera Bread Company, Class A (I)	712	100,712
Papa John’s International, Inc. (I)	652	24,567
Peet’s Coffee & Tea, Inc. (I)(L)	321	20,120
Penn National Gaming, Inc. (I)	1,875	71,381
Pinnacle Entertainment, Inc. (I)	1,568	15,931
Red Lion Hotels Corp. (I)	857	5,939
Red Robin Gourmet Burgers, Inc. (I)(L)	390	10,803
Royal Caribbean Cruises, Ltd.	5,129	127,045
Ruby Tuesday, Inc. (I)	1,530	10,557
Ruth’s Hospitality Group, Inc. (I)(L)	855	4,249
Scientific Games Corp., Class A (I)	2,407	23,348
Shuffle Master, Inc. (I)	1,512	17,721
Sonic Corp. (I)	1,651	11,111
Speedway Motorsports, Inc.	1,124	17,231
Starbucks Corp.	17,594	809,500
Starwood Hotels & Resorts Worldwide, Inc.	4,565	218,983
Texas Roadhouse, Inc., Class A	1,786	26,611
The Cheesecake Factory, Inc. (I)(L)	1,387	40,708
The Wendy’s Company	10,094	54,104
Vail Resorts, Inc. (L)	847	35,879
WMS Industries, Inc. (I)	1,380	28,318
Wyndham Worldwide Corp.	4,000	151,320
Wynn Resorts, Ltd.	2,930	323,736
Yum! Brands, Inc.	10,902	643,327
		8,243,494
Household Durables - 0.36%
American Greetings Corp., Class A (L)	992	12,410
Beazer Homes USA, Inc. (I)	2,798	6,939
Blyth, Inc.	212	12,042
Cavco Industries, Inc. (I)	220	8,813
CSS Industries, Inc.	329	6,554
D.R. Horton, Inc.	7,475	94,260
Ethan Allen Interiors, Inc. (L)	765	18,138
Furniture Brands International, Inc. (I)	1,851	2,277
Harman International Industries, Inc.	1,680	63,907
Helen of Troy, Ltd. (I)	744	22,841
Hooker Furniture Corp.	457	5,242
Hovnanian Enterprises, Inc., Class A (I)(L)	3,070	4,452
iRobot Corp. (I)	671	20,029
Jarden Corp.	2,186	65,318
KB Home (L)	2,091	14,052
La-Z-Boy, Inc. (I)	1,265	15,054
Leggett & Platt, Inc. (L)	3,373	77,714
Lennar Corp., Class A (L)	4,099	80,545
Libbey, Inc. (I)	307	3,911
M/I Homes, Inc. (I)	534	5,126
MDC Holdings, Inc. (L)	1,199	21,138
Meritage Homes Corp. (I)	835	19,364
Mohawk Industries, Inc. (I)	1,607	96,179
Newell Rubbermaid, Inc.	6,859	110,773
NVR, Inc. (I)(L)	135	92,610
PulteGroup, Inc. (I)	9,263	58,450
Ryland Group, Inc.	1,181	18,613
Sealy Corp. (I)	2,921	5,024
Standard Pacific Corp. (I)(L)	4,117	13,092
Tempur-Pedic International, Inc. (I)	1,602	84,153
Toll Brothers, Inc. (I)(L)	3,880	79,230
Tupperware Brands Corp.	1,470	82,276
Universal Electronics, Inc. (I)	417	7,035
Whirlpool Corp. (L)	1,784	84,651
		1,312,212
Internet & Catalog Retail - 0.83%
1-800-Flowers.com, Inc., Class A (I)	2,175	4,785
Amazon.com, Inc. (I)	10,612	1,836,937
Blue Nile, Inc. (I)(L)	392	16,025
Expedia, Inc. (L)	3,207	93,067
Gaiam, Inc., Class A (I)	955	3,094
HomeAway, Inc. (I)(L)	1,776	41,292
HSN, Inc.	1,393	50,510
Liberty Media Corp. - Interactive, Series A (I)	13,819	224,075
Netflix, Inc. (I)(L)	1,232	85,365
NutriSystem, Inc.	805	10,409
Orbitz Worldwide, Inc. (I)	2,566	9,648
Overstock.com, Inc. (I)	707	5,543
PetMed Express, Inc.	676	7,017
priceline.com, Inc. (I)	1,165	544,882
Shutterfly, Inc. (I)	738	16,797
Tripadvisor, Inc. (I)(L)	3,207	80,848
US Auto Parts Network, Inc. (I)	1,067	4,663
ValueVision Media, Inc. (I)	1,151	2,164
		3,037,121

The accompanying notes are an integral part of the financial statements.

89

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Equipment & Products - 0.15%
Arctic Cat, Inc. (I)	519	$11,703
Brunswick Corp.	2,164	39,082
Callaway Golf Company (L)	1,516	8,383
Eastman Kodak Company (I)(L)	6,959	4,520
Hasbro, Inc.	3,193	101,825
Jakks Pacific, Inc. (L)	651	9,186
Johnson Outdoors, Inc. (I)	368	5,649
Leapfrog Enterprises, Inc. (I)	2,194	12,264
Marine Products Corp. (I)(L)	1,228	6,091
Mattel, Inc.	8,112	225,189
Polaris Industries, Inc. (L)	1,618	90,576
Smith & Wesson Holding Corp. (I)	1,795	7,826
Steinway Musical Instruments, Inc. (I)	327	8,188
Sturm Ruger & Company, Inc.	479	16,027
		546,509
Media - 3.02%
AMC Networks, Inc. (I)	1,696	63,736
Arbitron, Inc.	677	23,296
Belo Corp., Class A	2,685	16,916
Cablevision Systems Corp., Class A	7,172	101,986
Carmike Cinemas, Inc. (I)	664	4,568
CBS Corp., Class B	15,698	426,044
Cinemark Holdings, Inc.	2,769	51,199
Clear Channel Outdoor
Holdings, Inc., Class A (I)	8,558	107,403
Comcast Corp., Class A	64,878	1,538,257
Crown Media Holdings, Inc. (I)(L)	6,814	8,245
Cumulus Media, Inc., Class A (I)(L)	1,509	5,040
Digital Generation, Inc. (I)(L)	594	7,080
DIRECTV, Class A (I)	17,993	769,381
Discovery
Communications, Inc., Series A (I)(L)	6,583	269,706
DISH Network Corp.	10,471	298,214
DreamWorks Animation SKG, Inc. (I)	2,049	34,003
Entercom Communications Corp., Class A (I)	1,104	6,790
Entravision Communications Corp., Class A	3,364	5,248
EW Scripps Company (I)	1,326	10,621
Fisher Communications, Inc. (I)	301	8,678
Gannett Company, Inc. (L)	5,621	75,153
Gray Television, Inc. (I)	2,173	3,520
Harte-Hanks, Inc.	1,747	15,880
John Wiley & Sons, Inc.	1,356	60,206
Journal Communications, Inc., Class A (I)	1,692	7,445
Knology, Inc. (I)	1,035	14,697
Lamar Advertising Company, Class A (I)(L)	2,245	61,738
Liberty Global, Inc., Series A (I)	5,974	245,113
Liberty Media Corp. - Liberty
Capital, Series A (I)	2,480	193,564
LIN TV Corp., Class A (I)	1,764	7,462
Live Nation Entertainment, Inc. (I)	4,343	36,090
Martha Stewart Living
Omnimedia, Inc., Class A	1,298	5,711
Meredith Corp. (L)	1,091	35,621
Morningstar, Inc.	1,197	71,162
National CineMedia, Inc.	1,162	14,409
News Corp., Class A	61,601	1,098,962
Nexstar Broadcasting Group, Inc. (I)	858	6,727
Omnicom Group, Inc.	6,583	293,470
Outdoor Channel Holdings, Inc.	900	6,714
Pandora Media Incpandora Media Inc (I)(L)	3,577	35,806
ReachLocal, Inc. (I)	589	3,640
Reading International, Inc. (I)	1,287	5,457
Regal Entertainment Group (L)	3,802	45,396
Rentrak Corp. (I)	458	6,540
Scholastic Corp.	703	21,069
Scripps Networks Interactive, Inc., Class A (L)	4,004	169,850
Sinclair Broadcast Group, Inc., Class A	2,115	23,963
Sirius XM Radio, Inc. (I)	93,463	170,103
The Interpublic Group of Companies, Inc.	11,593	112,800
The Madison Square Garden, Inc., Class A (I)	1,332	38,148
The McClatchy Company, Class A (I)	2,673	6,388
The McGraw-Hill Companies, Inc.	7,130	320,636
The New York Times Company, Class A (I)	3,548	27,426
The Walt Disney Company	44,322	1,662,075
The Washington Post Company, Class B (L)	185	69,710
Time Warner Cable, Inc.	7,883	501,122
Time Warner, Inc.	25,144	908,704
Valassis Communications, Inc. (I)	1,198	23,038
Value Line, Inc.	353	3,629
Viacom, Inc., Class B	13,754	624,569
Virgin Media, Inc.	7,506	160,478
World Wrestling Entertainment, Inc., Class A	2,005	18,687
		10,969,289
Multiline Retail - 0.81%
99 Cents Only Stores (I)(L)	1,658	36,393
Big Lots, Inc. (I)	1,766	66,684
Dillard’s, Inc., Class A (L)	1,282	57,536
Dollar General Corp. (I)	8,028	330,272
Dollar Tree, Inc. (I)	2,848	236,697
Family Dollar Stores, Inc.	2,834	163,408
Fred’s, Inc., Class A (L)	1,056	15,396
Gordmans Stores, Inc. (I)	285	3,582
J.C. Penney Company, Inc. (L)	5,102	179,335
Kohl’s Corp.	6,590	325,217
Macy’s, Inc.	10,005	321,961
Nordstrom, Inc.	5,166	256,802
Saks, Inc. (I)(L)	3,994	38,942
Sears Holdings Corp. (I)(L)	2,538	80,658
Target Corp.	16,169	828,176
The Bon-Ton Stores, Inc.	651	2,194
Tuesday Morning Corp. (I)	1,352	4,664
		2,947,917
Specialty Retail - 2.29%
Aaron’s, Inc.	1,896	50,585
Abercrombie & Fitch Company, Class A	2,066	100,903
Advance Auto Parts, Inc.	1,792	124,777
Aeropostale, Inc. (I)(L)	1,988	30,317
American Eagle Outfitters, Inc.	4,630	70,793
Americas Car-Mart, Inc. (I)	289	11,323
ANN, Inc. (I)	1,264	31,322
Asbury Automotive Group, Inc. (I)	788	16,989
Ascena Retail Group, Inc. (I)	1,823	54,180
AutoNation, Inc. (I)(L)	3,470	127,939
AutoZone, Inc. (I)	984	319,770
Barnes & Noble, Inc. (I)(L)	1,472	21,315
Bebe Stores, Inc.	2,212	18,426
Bed Bath & Beyond, Inc. (I)	5,832	338,081
Best Buy Company, Inc.	9,147	213,765
Big 5 Sporting Goods Corp.	708	7,392
Body Central Corp. (I)	264	6,589
Brown Shoe Company, Inc. (L)	1,153	10,262
Cabela’s, Inc. (I)(L)	1,670	42,451
CarMax, Inc. (I)(L)	5,332	162,519
Casual Male Retail Group, Inc. (I)	1,549	5,298
Charming Shoppes, Inc. (I)(L)	3,067	15,028
Chico’s FAS, Inc.	4,190	46,677
Christopher & Banks Corp.	1,198	2,803

The accompanying notes are an integral part of the financial statements.

90

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Citi Trends, Inc. (I)	426	$3,740
Collective Brands, Inc. (I)	1,552	22,302
Conn’s, Inc. (I)	772	8,569
Destination Maternity Corp.	407	6,805
Dick’s Sporting Goods, Inc.	2,831	104,407
DSW, Inc., Class A	1,568	69,321
Express, Inc. (I)	2,204	43,948
Foot Locker, Inc.	3,645	86,897
GameStop Corp., Class A (I)(L)	3,331	80,377
Genesco, Inc. (I)	525	32,414
GNC Holdings, Inc., Class A (I)	2,291	66,324
Group 1 Automotive, Inc. (L)	584	30,251
Guess?, Inc.	2,198	65,544
Haverty Furniture Companies, Inc.	658	7,225
hhgregg, Inc. (I)(L)	1,031	14,898
Hibbett Sports, Inc. (I)(L)	668	30,180
Home Depot, Inc.	37,324	1,569,101
HOT Topic, Inc.	1,207	7,978
Jos A. Bank Clothiers, Inc. (I)	653	31,840
Kirkland’s, Inc. (I)	614	8,166
Limited Brands, Inc.	7,209	290,883
Lithia Motors, Inc., Class A	616	13,466
Lowe’s Companies, Inc.	30,540	775,105
Lumber Liquidators Holdings, Inc. (I)	746	13,174
MarineMax, Inc. (I)	667	4,349
Midas, Inc. (I)	588	5,051
Monro Muffler Brake, Inc. (L)	719	27,890
New York & Company, Inc. (I)	1,751	4,658
O’Reilly Automotive, Inc. (I)	3,236	258,718
Office Depot, Inc. (I)	7,232	15,549
OfficeMax, Inc. (I)(L)	2,191	9,947
Orchard Supply Hardware Stores Corp. (I)	114	0
Pacific Sunwear of California, Inc. (I)	2,141	3,661
Penske Automotive Group, Inc. (L)	2,225	42,831
PEP Boys - Manny, Moe & Jack (L)	1,341	14,751
PetSmart, Inc.	2,657	136,278
Pier 1 Imports, Inc. (I)	2,797	38,962
RadioShack Corp.	2,580	25,052
Rent-A-Center, Inc.	1,519	56,203
Ross Stores, Inc.	5,498	261,320
Rue21, Inc. (I)	487	10,519
Sally Beauty Holdings, Inc. (I)(L)	4,342	91,746
Select Comfort Corp. (I)(L)	1,360	29,498
Shoe Carnival, Inc. (I)	352	9,046
Signet Jewelers, Ltd.	1,994	87,656
Sonic Automotive, Inc.	1,104	16,350
Stage Stores, Inc.	919	12,765
Staples, Inc.	16,799	233,338
Stein Mart, Inc. (I)	1,168	7,954
Systemax, Inc. (I)	952	15,622
Talbots, Inc. (I)	1,745	4,642
The Buckle, Inc.	1,131	46,224
The Cato Corp., Class A	724	17,521
The Children’s Place Retail Stores, Inc. (I)(L)	613	32,563
The Finish Line, Inc., Class A (L)	1,301	25,090
The Gap, Inc. (L)	12,923	239,722
The Men’s Wearhouse, Inc.	1,225	39,702
The Wet Seal, Inc., Class A (I)(L)	2,725	8,884
Tiffany & Company	2,993	198,316
TJX Companies, Inc.	9,036	583,274
Tractor Supply Company	1,696	118,974
TravelCenters of America, LLC (I)	1,144	4,862
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,445	93,809
Urban Outfitters, Inc. (I)	3,776	104,067
Vitamin Shoppe, Inc. (I)	559	22,293
West Marine, Inc. (I)	659	7,664
Williams-Sonoma, Inc.	2,474	95,249
Winmark Corp.	165	9,466
Zale Corp. (I)	1,118	4,260
Zumiez, Inc. (I)	801	22,236
		8,310,951
Textiles, Apparel & Luxury Goods - 0.83%
Carter’s, Inc. (I)(L)	1,370	54,540
Cherokee, Inc.	333	3,886
Coach, Inc.	6,894	420,810
Columbia Sportswear Company	812	37,799
Crocs, Inc. (I)	2,044	30,190
Deckers Outdoor Corp. (I)	915	69,147
Fossil, Inc. (I)	1,483	117,691
G-III Apparel Group, Ltd. (I)(L)	510	12,704
Hanesbrands, Inc. (I)	2,274	49,710
Iconix Brand Group, Inc. (I)	1,798	29,289
K-Swiss, Inc., Class A (I)	1,074	3,136
Kenneth Cole Productions, Inc., Class A (I)	637	6,746
Liz Claiborne, Inc. (I)	2,532	21,851
Maidenform Brands, Inc. (I)(L)	602	11,017
Movado Group, Inc.	660	11,992
NIKE, Inc., Class B	11,119	1,071,538
Oxford Industries, Inc.	405	18,274
Perry Ellis International, Inc. (I)(L)	451	6,413
PVH Corp.	1,475	103,973
Quiksilver, Inc. (I)	3,577	12,913
Ralph Lauren Corp.	2,216	305,985
Skechers U.S.A., Inc., Class A (I)(L)	1,206	14,617
Steven Madden, Ltd. (I)	1,012	34,914
The Jones Group, Inc.	2,157	22,756
The Warnaco Group, Inc. (I)	1,046	52,342
True Religion Apparel, Inc. (I)	665	22,996
Under Armour, Inc., Class A (I)(L)	1,226	88,015
Unifi, Inc. (I)	645	4,902
Vera Bradley, Inc. (I)(L)	865	27,896
VF Corp. (L)	2,566	325,856
Wolverine World Wide, Inc.	1,193	42,519
		3,036,417
		43,111,588
Consumer Staples - 10.25%
Beverages - 2.11%
Beam, Inc.	3,618	185,350
Boston Beer Company, Inc. (I)(L)	345	37,453
Brown Forman Corp., Class B (L)	3,440	276,954
Central European Distribution Corp. (I)(L)	1,636	7,158
Coca-Cola Bottling Company Consolidated	252	14,755
Coca-Cola Enterprises, Inc.	7,621	196,469
Constellation Brands, Inc., Class A (I)(L)	5,140	106,244
Dr. Pepper Snapple Group, Inc.	5,218	206,007
Hansen Natural Corp. (I)	2,087	192,296
Heckmann Corp. (I)	2,293	15,248
Molson Coors Brewing Company, Class B	4,174	181,736
National Beverage Corp. (I)	1,298	20,859
PepsiCo, Inc.	37,124	2,463,177
The Coca-Cola Company	53,748	3,760,748
		7,664,454
Food & Staples Retailing - 2.58%
Arden Group, Inc.	92	8,281
Casey’s General Stores, Inc.	899	46,307
Costco Wholesale Corp.	10,247	853,780
CVS Caremark Corp.	31,829	1,297,987

The accompanying notes are an integral part of the financial statements.

91

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Ingles Markets, Inc.	742	$11,175
Nash Finch Company	373	10,921
Pricesmart, Inc. (L)	723	50,314
Rite Aid Corp. (I)	22,455	28,293
Ruddick Corp. (L)	1,170	49,889
Safeway, Inc. (L)	8,331	175,284
Spartan Stores, Inc.	646	11,951
SUPERVALU, Inc. (L)	5,248	42,614
Susser Holdings Corp. (I)	522	11,808
Sysco Corp. (L)	13,726	402,584
The Andersons, Inc. (L)	475	20,739
The Fresh Market, Inc. (I)	939	37,466
The Kroger Company	14,206	344,069
The Pantry, Inc. (I)	626	7,493
United Natural Foods, Inc. (I)	1,152	46,092
Village Super Market, Inc.	374	10,640
Wal-Mart Stores, Inc.	81,439	4,866,795
Walgreen Company	21,492	710,526
Weis Markets, Inc.	673	26,880
Whole Foods Market, Inc.	3,998	278,181
Winn-Dixie Stores, Inc. (I)	1,342	12,588
		9,362,657
Food Products - 1.88%
Alico, Inc.	249	4,823
Archer-Daniels-Midland Company	14,993	428,800
B&G Foods, Inc.	1,133	27,271
Bunge, Ltd.	3,459	197,855
Cal-Maine Foods, Inc.	643	23,515
Calavo Growers, Inc.	474	12,172
Campbell Soup Company (L)	7,545	250,796
Chiquita Brands International, Inc. (I)(L)	1,173	9,783
ConAgra Foods, Inc.	9,613	253,783
Corn Products International, Inc.	1,831	96,292
Darling International, Inc. (I)	2,609	34,674
Dean Foods Company (I)	4,436	49,683
Diamond Foods, Inc.	457	14,747
Dole Food Company, Inc. (I)	1,680	14,532
Farmer Brothers Company	646	4,935
Feihe International, Inc. (I)	571	1,479
Flowers Foods, Inc.	3,273	62,122
Fresh Del Monte Produce, Inc.	1,438	35,964
General Mills, Inc.	14,971	604,978
Green Mountain Coffee Roasters, Inc. (I)(L)	3,513	157,558
Griffin Land & Nurseries, Inc.	165	4,366
H.J. Heinz Company	7,564	408,759
Harbinger Group, Inc. (I)	1,153	4,624
Hormel Foods Corp. (L)	6,304	184,644
Imperial Sugar Company	455	1,624
J&J Snack Foods Corp.	486	25,894
John B. Sanfilippo & Son, Inc. (I)	573	4,320
Kellogg Company	8,517	430,705
Kraft Foods, Inc., Class A	41,299	1,542,931
Lancaster Colony Corp. (L)	662	45,903
Lifeway Foods, Inc. (I)	593	5,717
McCormick & Company, Inc., Non
Voting Shares	3,144	158,520
Mead Johnson Nutrition Company	4,822	331,416
Omega Protein Corp. (I)	623	4,442
Pilgrim’s Pride Corp. (I)	4,787	27,573
Ralcorp Holdings, Inc. (I)	1,309	111,920
Sanderson Farms, Inc. (L)	562	28,173
Sara Lee Corp.	13,787	260,850
Smart Balance, Inc. (I)	1,912	10,248
Smithfield Foods, Inc. (I)(L)	3,715	90,200
Snyders-Lance, Inc.	1,338	30,105
The Hain Celestial Group, Inc. (I)(L)	1,072	39,300
The Hershey Company	4,994	308,529
The J.M. Smucker Company	2,745	214,577
Tootsie Roll Industries, Inc. (L)	1,445	34,203
TreeHouse Foods, Inc. (I)	857	56,031
Tyson Foods, Inc., Class A	8,975	185,244
		6,836,580
Household Products - 1.82%
Central Garden & Pet Company, Class A (I)	974	8,104
Church & Dwight Company, Inc.	3,332	152,472
Clorox Company	3,134	208,599
Colgate-Palmolive Company	11,457	1,058,512
Energizer Holdings, Inc. (I)	1,634	126,602
Kimberly-Clark Corp.	9,174	674,839
Oil-Dri Corp of America	334	6,760
The Procter & Gamble Company	65,457	4,366,636
WD-40 Company	456	18,427
		6,620,951
Personal Products - 0.28%
Avon Products, Inc.	10,172	177,705
Elizabeth Arden, Inc. (I)	729	27,002
Herbalife, Ltd.	2,789	144,108
Inter Parfums, Inc.	849	13,210
Medifast, Inc. (I)	441	6,051
Nature’s Sunshine Products, Inc. (I)	300	4,656
Nu Skin Enterprises, Inc., Class A (L)	1,463	71,058
Nutraceutical International Corp. (I)	488	5,524
Prestige Brands Holdings, Inc. (I)	1,369	15,429
Revlon, Inc. (I)	1,331	19,792
Schiff Nutrition International, Inc. (I)	894	9,566
The Estee Lauder Companies, Inc., Class A	4,612	518,020
The Female Health Company	1,047	4,722
USANA Health Sciences, Inc. (I)(L)	433	13,150
		1,029,993
Tobacco - 1.58%
Alliance One International, Inc. (I)(L)	2,675	7,276
Altria Group, Inc.	48,954	1,451,486
Lorillard, Inc.	3,381	385,434
Philip Morris International, Inc.	41,716	3,273,872
Reynolds American, Inc.	13,658	565,714
Star Scientific, Inc. (I)(L)	2,873	6,263
Universal Corp. (L)	594	27,300
Vector Group, Ltd. (L)	2,095	37,207
		5,754,552
		37,269,187
Energy - 12.04%
Energy Equipment & Services - 1.83%
Atwood Oceanics, Inc. (I)	1,568	62,391
Baker Hughes, Inc.	10,231	497,636
Basic Energy Services, Inc. (I)	1,040	20,488
Bolt Technology Corp.	331	3,787
Bristow Group, Inc.	770	36,490
Cal Dive International, Inc. (I)	2,573	5,789
Cameron International Corp. (I)	5,770	283,826
CARBO Ceramics, Inc. (L)	550	67,832
Complete Production Services, Inc. (I)	1,890	63,428
Dawson Geophysical Company (I)	235	9,290
Diamond Offshore Drilling, Inc. (L)	3,277	181,087
Dresser-Rand Group, Inc. (I)	1,889	94,280
Dril-Quip, Inc. (I)	966	63,582

The accompanying notes are an integral part of the financial statements.

92

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Exterran Holdings, Inc. (I)	1,668	$15,179
Exterran Partners LP	655	13,198
FMC Technologies, Inc. (I)(L)	5,671	296,196
Geokinetics, Inc. (I)	926	1,991
Global Geophysical Services, Inc. (I)	769	5,168
Gulf Islands Fabrication, Inc.	429	12,531
Gulfmark Offshore, Inc., Class A (I)	652	27,391
Halliburton Company	21,488	741,551
Helix Energy Solutions Group, Inc. (I)	2,572	40,638
Helmerich & Payne, Inc. (L)	2,529	147,592
Hercules Offshore, Inc. (I)(L)	3,700	16,428
Hornbeck Offshore Services, Inc. (I)(L)	693	21,497
ION Geophysical Corp. (I)(L)	3,416	20,940
Key Energy Services, Inc. (I)	3,345	51,747
Lufkin Industries, Inc.	734	49,406
Matrix Service Company (I)	756	7,137
McDermott International, Inc. (I)	5,524	63,581
Nabors Industries, Ltd. (I)	6,826	118,363
National Oilwell Varco, Inc.	9,951	676,568
Natural Gas Services Group, Inc. (I)	423	6,117
Newpark Resources, Inc. (I)	2,334	22,173
Oceaneering International, Inc.	2,569	118,508
Oil States International, Inc. (I)	1,224	93,477
OYO Geospace Corp. (I)	166	12,837
Parker Drilling Company (I)	3,008	21,567
Patterson-UTI Energy, Inc.	3,699	73,906
PHI, Inc. (I)	217	5,392
Pioneer Drilling Company (I)	1,558	15,081
RigNet, Inc. (I)	258	4,319
Rowan Companies, Inc. (I)(L)	2,856	86,622
RPC, Inc. (L)	3,542	64,642
Schlumberger, Ltd.	31,874	2,177,313
SEACOR Holdings, Inc. (I)	481	42,790
Superior Energy Services, Inc. (I)(L)	1,906	54,207
Tesco Corp. (I)	769	9,720
Tetra Technologies, Inc. (I)	2,029	18,951
Tidewater, Inc.	1,228	60,540
Union Drilling, Inc. (I)	807	5,036
Unit Corp. (I)	1,166	54,102
Vantage Drilling Company (I)	6,701	7,773
		6,672,081
Oil, Gas & Consumable Fuels - 10.21%
Abraxas Petroleum Corp. (I)(L)	2,156	7,115
Alliance Holdings GP LP (L)	1,431	74,383
Alliance Resource Partners LP	887	67,039
Alon USA Energy, Inc.	1,531	13,335
Alpha Natural Resources, Inc. (I)	5,289	108,054
Amyris, Inc. (I)	933	10,767
Anadarko Petroleum Corp.	11,699	892,985
Apache Corp.	8,894	805,619
Apco Oil and Gas International, Inc.	707	57,776
Approach Resources, Inc. (I)	772	22,705
Arch Coal, Inc.	4,759	69,053
Atlas Energy LP	1,294	31,444
Atlas Pipeline Partners LP	1,367	50,784
ATP Oil & Gas Corp. (I)(L)	1,271	9,355
Berry Petroleum Company, Class A	1,225	51,475
Bill Barrett Corp. (I)(L)	1,147	39,078
Blueknight Energy Partners LP (I)	1,142	7,457
Boardwalk Pipeline Partners LP	3,977	110,044
BP Prudhoe Bay Royalty Trust (L)	460	52,422
BPZ Resources, Inc. (I)(L)	3,316	9,417
BreitBurn Energy Partners LP	1,480	28,224
Buckeye Partners LP	1,755	112,285
Cabot Oil & Gas Corp.	2,470	187,473
Callon Petroleum Company (I)	905	4,498
Calumet Specialty Products Partners LP	1,232	24,837
Capital Product Partners LP	915	5,609
Carrizo Oil & Gas, Inc. (I)(L)	896	23,610
Cheniere Energy Partners LP	4,127	74,203
Cheniere Energy, Inc. (I)(L)	1,803	15,668
Chesapeake Energy Corp.	15,503	345,562
Chevron Corp.	47,180	5,019,952
Cimarex Energy Company	2,021	125,100
Clayton Williams Energy, Inc. (I)(L)	317	24,054
Clean Energy Fuels Corp. (I)(L)	1,638	20,409
Cloud Peak Energy, Inc. (I)	1,121	21,658
Cobalt International Energy, Inc. (I)(L)	8,959	139,044
Comstock Resources, Inc. (I)	1,220	18,666
Concho Resources, Inc. (I)	2,318	217,313
ConocoPhillips	33,216	2,420,450
Consol Energy, Inc.	5,146	188,858
Contango Oil & Gas Company (I)	423	24,610
Continental Resources, Inc. (I)(L)	4,294	286,453
Copano Energy LLC	1,794	61,355
CREDO Petroleum Corp. (I)	466	4,800
Crimson Exploration, Inc. (I)	1,557	4,453
Cross Timbers Royalty Trust	244	11,924
Crosstex Energy LP	1,494	24,233
Crosstex Energy, Inc. (L)	1,391	17,582
CVR Energy, Inc. (I)	2,128	39,857
DCP Midstream Partners LP	1,165	55,303
Delek US Holdings, Inc.	1,493	17,035
Denbury Resources, Inc. (I)	9,610	145,111
Devon Energy Corp.	9,944	616,528
DHT Holdings, Inc.	1,257	930
Dorchester Minerals LP	835	18,921
Eagle Rock Energy Partners LP	2,718	31,665
El Paso Corp.	17,730	471,086
El Paso Pipeline Partners LP	4,516	156,344
Enbridge Energy Management LLC (I)	1,128	39,209
Enbridge Energy Partners LP	9,396	311,853
Endeavour International Corp. (I)	746	6,483
Energen Corp.	1,687	84,350
Energy Partners, Ltd. (I)	791	11,549
Energy Transfer Equity LP	5,363	217,631
Energy Transfer Partners LP	4,605	211,139
Energy XXI Bermuda, Ltd. (I)	1,652	52,666
Enterprise Products Partners LP	21,628	1,003,107
EOG Resources, Inc.	6,328	623,371
EQT Corp.	3,309	181,300
EV Energy Partner LP	751	49,491
EXCO Resources, Inc.	5,188	54,215
Exxon Mobil Corp.	115,624	9,800,290
Forest Oil Corp. (I)	2,769	37,520
FX Energy, Inc. (I)(L)	1,516	7,277
Gastar Exploration, Ltd. (I)	1,854	5,896
Genesis Energy LP	1,517	42,537
Georesources, Inc. (I)	522	15,300
Gevo Inc. (I)	551	3,466
Global Partners LP	664	14,522
GMX Resources, Inc. (I)(L)	1,403	1,754
Goodrich Petroleum Corp. (I)(L)	1,033	14,183
Green Plains Renewable Energy, Inc. (I)	881	8,599
Gulfport Energy Corp. (I)(L)	1,179	34,722
Harvest Natural Resources, Inc. (I)(L)	980	7,232
Hess Corp.	8,011	455,025
Holly Energy Partners LP	571	30,726
HollyFrontier Corp.	4,960	116,064

The accompanying notes are an integral part of the financial statements.

93

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Houston American Energy Corp. (I)(L)	690	$8,411
Hugoton Royalty Trust	1,047	19,746
Hyperdynamics Corp. (I)(L)	3,833	9,391
Inergy LP	2,721	66,447
Isramco, Inc. (I)	58	5,194
James River Coal Company (I)(L)	776	5,370
Kinder Morgan Energy Partners LP	4,913	417,359
Kinder Morgan Management LLC (I)	2,280	179,026
KiOR, Inc., Class A (I)(L)	2,210	22,498
Kodiak Oil & Gas Corp. (I)	4,695	44,603
Legacy Reserves LP	925	26,122
Linn Energy LLC	3,915	148,418
Lone Pine Resources, Inc. (I)	1,695	11,882
Magellan Midstream Partners LP	2,294	158,011
Magnum Hunter Resources Corp. (I)(L)	2,732	14,725
Marathon Oil Corp.	16,752	490,331
Marathon Petroleum Corp.	8,462	281,700
Markwest Energy Partners LP	1,872	103,072
Martin Midstream Partners LP	438	15,087
McMoRan Exploration Company (I)(L)	3,606	52,467
Murphy Oil Corp.	4,596	256,181
Natural Resource Partners LP	2,164	58,666
Newfield Exploration Company (I)	3,177	119,868
Niska Gas Storage Partners LLC	502	4,463
Noble Energy, Inc.	4,157	392,379
Northern Oil and Gas, Inc. (I)(L)	1,411	33,836
NuStar Energy LP	1,282	72,638
NuStar GP Holdings LLC	1,048	34,846
Oasis Petroleum, Inc. (I)	1,959	56,987
Occidental Petroleum Corp.	19,098	1,789,483
ONEOK Partners LP	4,460	257,520
Overseas Shipholding Group, Inc. (L)	760	8,307
PAA Natural Gas Storage LP	1,028	19,275
Panhandle Oil and Gas, Inc.	306	10,040
Patriot Coal Corp. (I)	2,255	19,100
Peabody Energy Corp.	6,375	211,076
Penn Virginia Corp.	1,269	6,713
Penn Virginia Resource Partners LP	1,865	47,613
Petroleum Development Corp. (I)(L)	482	16,923
Petroquest Energy, Inc. (I)	1,669	11,015
Pioneer Natural Resources Company (L)	2,770	247,860
Pioneer Southwest Energy Partners LP	782	20,457
Plains All American Pipeline LP	3,335	244,956
Plains Exploration & Production Company (I)	3,390	124,481
QEP Resources, Inc.	4,200	123,060
Quicksilver Resources, Inc. (I)(L)	4,280	28,719
Range Resources Corp.	3,806	235,744
Regency Energy Partners LP	3,610	89,745
Rentech, Inc. (I)	8,191	10,730
Rex Energy Corp. (I)	1,146	16,915
Rhino Resource Partners LP	453	8,743
Rosetta Resources, Inc. (I)(L)	1,283	55,811
SandRidge Energy, Inc. (I)	9,916	80,915
Sandridge Mississippian Trust	338	10,495
Ship Finance International, Ltd. (L)	2,036	19,016
SM Energy Company	1,515	110,747
SMF Energy Corp.	2,387	6,827
Solazyme, Inc. (I)	1,211	14,411
Southern Union Company	2,951	124,267
Southwestern Energy Company (I)	8,229	262,834
Spectra Energy Corp. (L)	15,535	477,701
Spectra Energy Partners LP	1,996	63,792
Stone Energy Corp. (I)(L)	1,246	32,869
Sunoco Logistics Partners LP	2,157	84,986
Sunoco, Inc.	2,924	119,942
Swift Energy Company (I)	1,049	31,176
Targa Resources Corp.	824	33,529
Targa Resources Partners LP	2,184	81,420
TC Pipelines LP	1,043	49,469
Teekay Corp. (L)	1,828	48,862
Teekay LNG Partners LP	974	32,308
Teekay Offshore Partners LP	878	23,355
Tesoro Corp. (I)(L)	3,471	81,083
Tesoro Logistics LP	268	8,817
The Williams Companies, Inc.	13,955	460,794
TransMontaigne Partners LP	569	19,067
Ultra Petroleum Corp. (I)(L)	3,650	108,150
Uranerz Energy Corp. (I)(L)	2,497	4,545
Uranium Energy Corp. (I)(L)	2,161	6,613
Uranium Resources, Inc. (I)	3,703	2,688
USEC, Inc. (I)	3,092	3,525
Vaalco Energy, Inc. (I)	1,623	9,803
Valero Energy Corp.	13,522	284,638
Vanguard Natural Resources LLC	966	26,691
Venoco, Inc. (I)	1,516	10,263
Voc Energy Trust	248	5,501
Voyager Oil & Gas, Inc. (I)	1,367	3,513
W&T Offshore, Inc.	1,817	38,539
Warren Resources, Inc. (I)	2,454	8,000
Western Gas Partners LP	1,052	43,416
Western Refining, Inc. (I)(L)	2,248	29,876
Westmoreland Coal Company (I)	386	4,922
Whiting Petroleum Corp. (I)	2,660	124,195
Williams Partners LP	6,606	396,294
World Fuel Services Corp.	1,546	64,901
Zion Oil & Gas, Inc. (I)	1,070	2,365
		37,108,577
		43,780,658
Financials - 14.96%
Capital Markets - 1.98%
Affiliated Managers Group, Inc. (I)	1,124	107,848
AllianceBernstein Holding LP	2,352	30,764
American Capital, Ltd. (I)	7,742	52,104
Ameriprise Financial, Inc.	5,729	284,388
Apollo Investment Corp.	3,753	24,169
Artio Global Investors, Inc.	1,239	6,046
BGC Partners, Inc., Class A (L)	2,505	14,880
BlackRock, Inc.	3,093	551,296
Blackstone Group LP	8,179	114,588
Calamos Asset Management, Inc.	655	8,194
Cohen & Steers, Inc. (L)	1,073	31,010
Cowen Group, Inc., Class A (I)	2,816	7,293
Diamond Hill Investment Group, Inc.	87	6,436
Duff & Phelps Corp.	1,211	17,560
E*TRADE Financial Corp. (I)	6,323	50,331
Eaton Vance Corp. (L)	2,923	69,100
Edelman Financial Group, Inc.	1,036	6,807
Ellington Financial Llcellington Financial Llc	311	5,340
Epoch Holding Corp.	677	15,050
Evercore Partners, Inc., Class A	513	13,656
FBR Capital Markets Corp. (I)	2,119	4,344
Federated Investors, Inc., Class B (L)	2,565	38,860
Fifth Street Finance Corp.	1,297	12,412
Financial Engines, Inc. (I)	941	21,013
Fortress Investment Group LLC (I)	11,718	39,607
Franklin Resources, Inc.	5,221	501,529
GAMCO Investors, Inc., Class A	699	30,400
GFI Group, Inc.	3,352	13,810

The accompanying notes are an integral part of the financial statements.

94

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Gleacher & Company, Inc. (I)	4,232	$7,110
Greenhill & Company, Inc.	703	25,568
HFF, Inc. (I)	658	6,797
ICG Group, Inc. (I)	972	7,504
INTL FCStone, Inc. (I)(L)	571	13,458
Invesco, Ltd.	10,918	219,343
Investment Technology Group, Inc. (I)	1,201	12,983
Janus Capital Group, Inc. (L)	4,671	29,474
Jefferies Group, Inc. (L)	4,373	60,129
JMP Group, Inc.	827	5,913
KBW, Inc.	919	13,950
Knight Capital Group, Inc., Class A (I)	2,401	28,380
Ladenburg Thalmann
Financial Services, Inc. (I)	5,934	14,716
Lazard, Ltd., Class A	2,608	68,095
Legg Mason, Inc.	3,557	85,546
LPL Investment Holdings, Inc. (I)	2,246	68,593
Main Street Capital Corp.	343	7,285
MCG Capital Corp.	1,520	6,065
Medallion Financial Corp.	663	7,545
MF Global Holdings, Ltd. (I)	3,426	257
Morgan Stanley	44,934	679,851
Northern Trust Corp.	5,755	228,243
Och-Ziff Capital Management Group LLC.	9,001	75,698
Oppenheimer Holdings, Inc., Class A	224	3,606
Penson Worldwide, Inc. (I)	1,757	2,038
Piper Jaffray Companies (I)	532	10,746
Pzena Investment Management, Inc., Class A	1,907	8,257
Raymond James Financial, Inc.	3,064	94,861
Safeguard Scientifics, Inc. (I)	662	10,453
SEI Investments Company	4,521	78,439
State Street Corp.	11,895	479,487
Steel Excel, Inc. (I)	352	8,448
Stifel Financial Corp. (I)(L)	1,311	42,018
SWS Group, Inc.	1,520	10,442
T. Rowe Price Group, Inc.	6,153	350,413
TD Ameritrade Holding Corp.	13,540	211,901
The Bank of New York Mellon Corp.	29,306	583,482
The Charles Schwab Corp.	30,119	339,140
The Goldman Sachs Group, Inc.	12,164	1,099,991
U.S. Global Investors, Inc.	604	3,642
Virtus Investment Partners, Inc. (I)	96	7,297
W. P. Carey & Co. LLC	957	39,180
Waddell & Reed Financial, Inc., Class A	2,117	52,438
Walter Investment Management Corp.	702	14,398
Westwood Holdings Group, Inc.	206	7,529
		7,209,544
Commercial Banks - 2.77%
1st Source Corp.	701	17,756
Alliance Financial Corp.	251	7,751
American National Bankshares, Inc.	319	6,217
Ameris Bancorp (I)	553	5,685
Ames National Corp.	335	6,533
Arrow Financial Corp.	344	8,063
Associated Banc-Corp.	3,499	39,084
BancFirst Corp.	440	16,518
Bancorp Rhode Island, Inc.	216	8,575
Bancorp, Inc. (I)	700	5,061
BancorpSouth, Inc. (L)	2,201	24,255
Bank of Hawaii Corp. (L)	1,191	52,988
Bank of Marin Bancorp	242	9,097
Bank of the Ozarks, Inc.	848	25,126
Banner Corp.	606	10,393
BB&T Corp.	16,417	413,216
BBCN Bancorp, Inc. (I)	1,762	16,651
BOK Financial Corp. (L)	1,648	90,525
Boston Private Financial Holdings, Inc.	2,048	16,261
Bridge Bancorp, Inc.	294	5,851
Bryn Mawr Bank Corp.	316	6,159
Camden National Corp.	254	8,280
Capital Bank Corp. (I)	1,134	2,279
Capital City Bank Group, Inc.	609	5,816
CapitalSource, Inc.	8,040	53,868
Cardinal Financial Corp.	896	9,623
Cascade Bancorp (I)	981	4,297
Cathay General Bancorp	1,470	21,947
Center Bancorp, Inc.	751	7,337
Centerstate Banks, Inc.	883	5,845
Central Pacific Financial Corp. (I)	818	10,569
Century Bancorp, Inc.	263	7,427
Chemical Financial Corp.	686	14,626
CIT Group, Inc. (I)	4,737	165,179
Citizens & Northern Corp.	307	5,670
City Holding Company (L)	491	16,640
City National Corp.	1,305	57,655
CNB Financial Corp.	345	5,444
CoBiz Financial, Inc. (L)	1,501	8,661
Columbia Banking System, Inc. (L)	644	12,410
Comerica, Inc.	4,588	118,370
Commerce Bancshares, Inc. (L)	2,232	85,084
Community Bank Systems, Inc.	937	26,049
Community Trust Bancorp, Inc.	445	13,092
Crescent Financial Bancshares, Inc. (I)	1,278	4,396
Cullen/Frost Bankers, Inc.	1,477	78,148
CVB Financial Corp.	2,866	28,746
Eagle Bancorp, Inc. (I)	520	7,561
East West Bancorp, Inc.	3,245	64,089
Encore Bancshares, Inc. (I)	523	7,071
Enterprise Bancorp, Inc.	400	5,720
Enterprise Financial Services Corp.	505	7,474
Fifth Third Bancorp	20,798	264,551
Financial Institutions, Inc.	366	5,907
First Bancorp, Inc.	349	5,364
First Bancorp/Troy NC	566	6,311
First Busey Corp.	1,133	5,665
First Citizens BancShares, Inc.	258	45,147
First Commonwealth Financial Corp.	2,381	12,524
First Community Bancshares, Inc.	595	7,426
First Financial Bancorp	1,424	23,695
First Financial Bankshares, Inc. (L)	843	28,181
First Financial Corp./Indiana	375	12,480
First Horizon National Corp.	6,054	48,432
First Interstate Bancsystem, Inc.	798	10,398
First Merchants Corp.	685	5,802
First Midwest Bancorp, Inc.	1,437	14,557
First Niagara Financial Group, Inc.	5,789	49,959
First of Long Island Corp.	263	6,922
First Republic Bank (I)	2,694	82,463
FirstMerit Corp. (L)	2,208	33,407
FNB Corp.	3,156	35,694
Fulton Financial Corp.	4,878	47,853
German American Bancorp, Inc.	470	8,549
Glacier Bancorp, Inc.	1,642	19,753
Great Southern Bancorp, Inc.	437	10,309
Guaranty Bancorp (I)	3,117	4,582
Hampton Roads Bankshares, Inc. (I)	929	2,545
Hancock Holding Company	1,644	52,559
Hanmi Financial Corp. (I)	638	4,721
Heartland Financial USA, Inc.	540	8,284

The accompanying notes are an integral part of the financial statements.

95

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Home Bancshares, Inc.	638	$16,531
Huntington Bancshares, Inc.	19,028	104,464
IBERIABANK Corp. (L)	534	26,326
Independent Bank Corp. - MA	557	15,201
International Bancshares Corp.	1,818	33,333
Investors Bancorp, Inc. (I)	2,925	39,429
KeyCorp	22,547	173,386
Lakeland Bancorp, Inc.	859	7,405
Lakeland Financial Corp.	379	9,805
M&T Bank Corp. (L)	2,949	225,127
Macatawa Bank Corp. (I)	1,326	3,023
MainSource Financial Group, Inc.	667	5,890
MB Financial, Inc.	1,020	17,442
Merchants Bancshares, Inc.	317	9,256
Metro Bancorp, Inc. (I)	365	3,059
Middleburg Financial Corp.	352	5,016
Midsouth Bancorp, Inc.	361	4,697
National Bankshares, Inc.	222	6,198
National Penn Bancshares, Inc.	3,509	29,616
NBT Bancorp, Inc.	906	20,050
NewBridge Bancorp. (I)	1,200	4,644
Old National Bancorp	1,849	21,541
Oriental Financial Group, Inc.	922	11,165
Pacific Capital Bancorp (I)	655	18,497
Pacific Continental Corp.	507	4,487
PacWest Bancorp	951	18,021
Park National Corp.	392	25,504
Peapack Gladstone Financial Corp.	326	3,501
Penns Woods Bancorp, Inc.	225	8,726
Peoples Bancorp, Inc.	388	5,746
Peoples Financial Corp.	366	3,773
Pinnacle Financial Partners, Inc. (I)(L)	955	15,423
PNC Financial Services Group, Inc.	12,392	714,647
Popular, Inc. (I)	22,904	31,837
PrivateBancorp, Inc.	1,486	16,316
Prosperity Bancshares, Inc.	1,181	47,653
Regions Financial Corp.	30,089	129,383
Renasant Corp.	644	9,660
Republic Bancorp, Inc., Class A	353	8,084
Republic First Bancorp, Inc. (I)	2,364	3,522
S&T Bancorp, Inc.	786	15,366
Sandy Spring Bancorp, Inc.	538	9,442
SCBT Financial Corp.	357	10,357
Seacoast Banking Corp. of Florida (I)	3,941	5,990
Sierra Bancorp	405	3,564
Signature Bank (I)(L)	1,014	60,830
Simmons First National Corp., Class A	411	11,175
Southside Bancshares, Inc.	501	10,852
State Bancorp, Inc.	545	6,649
StellarOne Corp.	722	8,216
Sterling Bancorp	613	5,296
Sterling Financial Corp. (I)	1,391	23,230
Sun Bancorp, Inc. (I)	1,838	4,448
SunTrust Banks, Inc.	12,667	224,206
Susquehanna Bancshares, Inc.	3,549	29,741
SVB Financial Group (I)(L)	921	43,922
SY Bancorp, Inc.	393	8,068
Synovus Financial Corp. (L)	19,112	26,948
Taylor Capital Group, Inc. (I)	701	6,814
TCF Financial Corp.	3,418	35,274
Texas Capital Bancshares, Inc. (I)(L)	906	27,733
Tompkins Financial Corp. (L)	319	12,285
Tower Bancorp., Inc.	259	7,392
TowneBank (L)	688	8,421
TriCo Bancshares	463	6,584
Trustmark Corp. (L)	1,569	38,111
U.S. Bancorp	45,287	1,225,013
UMB Financial Corp.	1,017	37,883
Umpqua Holdings Corp.	2,347	29,079
Union First Market Bankshares Corp.	425	5,648
United Bankshares, Inc.	1,203	34,009
United Community Banks, Inc. (I)	876	6,123
Univest Corp. of Pennsylvania	425	6,222
Valley National Bancorp	4,285	53,005
Virginia Commerce Bancorp, Inc. (I)(L)	1,246	9,632
Washington Trust Bancorp, Inc.	509	12,145
Webster Financial Corp.	1,918	39,108
Wells Fargo & Company	124,228	3,423,692
WesBanco, Inc.	752	14,641
West Coast Bancorp (I)	391	6,100
Westamerica Bancorp. (L)	739	32,442
Western Alliance Bancorp (I)	2,227	13,874
Wilshire Bancorp, Inc. (I)	1,518	5,510
Wintrust Financial Corp. (L)	697	19,551
Yadkin Valley Financial Corp. (I)	2,340	3,978
Zions Bancorporation	3,993	65,006
		10,076,137
Consumer Finance - 0.70%
Advance America Cash Advance Centers, Inc.	1,640	14,678
American Express Company	28,236	1,331,892
Capital One Financial Corp.	10,789	456,267
Cash America International, Inc. (L)	711	33,154
CompuCredit Holdings Corp. (I)(L)	1,562	5,779
Credit Acceptance Corp. (I)	613	50,438
DFC Global Corp. (I)	1,023	18,475
Discover Financial Services	12,834	308,016
EZCORP, Inc., Class A (I)	1,228	32,382
First Cash Financial Services, Inc. (I)	761	26,703
Green Dot Corp., Class A (I)(L)	933	29,128
Imperial Holdings, Inc. (I)	412	775
Nelnet, Inc., Class A	1,221	29,878
Netspend Holdings, Inc. (I)	1,890	15,328
SLM Corp.	12,277	164,512
The First Marblehead Corp. (I)(L)	3,582	4,191
World Acceptance Corp. (I)	384	28,224
		2,549,820
Diversified Financial Services - 2.13%
Asset Acceptance Capital Corp. (I)	1,096	4,285
Asta Funding, Inc.	615	4,908
Bank of America Corp.	238,116	1,323,925
California First National Bancorp	339	5,451
CBOE Holdings, Inc.	1,964	50,789
Citigroup, Inc.	68,236	1,795,289
CME Group, Inc.	1,590	387,435
Encore Capital Group, Inc. (I)	614	13,054
Interactive Brokers Group, Inc., Class A	1,129	16,867
IntercontinentalExchange, Inc. (I)	1,750	210,963
JPMorgan Chase & Company	93,305	3,102,391
KKR Financial Holdings LLC	4,229	36,919
Leucadia National Corp. (L)	5,745	130,641
MarketAxess Holdings, Inc.	984	29,628
Moody’s Corp. (L)	5,384	181,333
MSCI, Inc. (I)	2,844	93,653
NewStar Financial, Inc. (I)	1,387	14,106
NYSE Euronext	6,238	162,812
PHH Corp. (I)	1,363	14,584
PICO Holdings, Inc. (I)	629	12,945
Portfolio Recovery Associates, Inc. (I)	401	27,076

The accompanying notes are an integral part of the financial statements.

96

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
Primus Guaranty, Ltd. (I)	1,302	$6,380
Resource America, Inc.	910	4,332
The NASDAQ OMX Group, Inc. (I)	4,253	104,241
		7,734,007
Insurance - 3.98%
Aflac, Inc.	11,045	477,807
Alleghany Corp. (I)	197	56,202
Allied World Assurance
Company Holdings, Ltd.	864	54,372
Alterra Capital Holdings, Ltd.	1,769	41,801
American Equity Investment Life
Holding Company	1,598	16,619
American Financial Group, Inc. (L)	2,435	89,827
American International Group, Inc. (I)	44,530	1,033,096
American National Insurance Company	680	49,660
American Safety Insurance Holdings, Ltd. (I)	377	8,200
AMERISAFE, Inc. (I)	523	12,160
Amtrust Financial Services, Inc. (L)	1,464	34,770
AON Corp.	7,751	362,747
Arch Capital Group, Ltd. (I)	3,074	114,445
Argo Group International Holdings, Ltd.	785	22,734
Arthur J. Gallagher & Company	2,486	83,132
Aspen Insurance Holdings, Ltd.	1,667	44,176
Assurant, Inc.	2,249	92,344
Assured Guaranty, Ltd.	4,193	55,096
Axis Capital Holdings, Ltd.	3,011	96,232
Baldwin & Lyons, Inc., Class B	486	10,595
Berkshire Hathaway, Inc., Class B (I)	58,023	4,427,155
Brown & Brown, Inc.	3,423	77,462
Chubb Corp.	6,780	469,312
Cincinnati Financial Corp. (L)	3,925	119,556
Citizens, Inc., Class A (I)(L)	1,265	12,258
CNA Financial Corp.	6,333	169,408
CNO Financial Group, Inc. (I)	5,386	33,986
Crawford & Company, Class B	1,523	9,382
Delphi Financial Group, Inc., Class A	1,324	58,653
Donegal Group, Inc.	383	5,423
Eastern Insurance Holdings, Inc.	434	6,185
eHealth, Inc. (I)(L)	752	11,054
EMC Insurance Group, Inc.	422	8,681
Employers Holdings, Inc.	1,025	18,542
Endurance Specialty Holdings, Ltd.	935	35,764
Enstar Group, Ltd. (I)	327	32,111
Erie Indemnity Company	1,215	94,964
Everest Re Group, Ltd.	1,234	103,767
FBL Financial Group, Inc., Class A	821	27,930
Fidelity National Financial, Inc., Class A	5,271	83,967
First American Financial Corp.	2,568	32,537
Flagstone Reinsurance Holdings SA	1,933	16,025
Genworth Financial, Inc., Class A (I)	11,738	76,884
Greenlight Capital Re, Ltd., Class A (I)	975	23,078
Hallmark Financial Services, Inc. (I)	809	5,655
Harleysville Group, Inc. (L)	741	41,918
Hartford Financial Services Group, Inc.	10,510	170,788
HCC Insurance Holdings, Inc.	2,636	72,490
Hilltop Holdings, Inc. (I)	1,582	13,368
Horace Mann Educators Corp.	1,106	15,163
Independence Holding Company	630	5,122
Infinity Property & Casualty Corp.	310	17,589
Kansas City Life Insurance Company	329	10,798
Kemper Corp.	1,473	43,026
Lincoln National Corp.	7,471	145,087
Loews Corp.	9,568	360,235
Maiden Holdings, Ltd.	1,955	17,126
Markel Corp. (I)(L)	223	92,471
Marsh & McLennan Companies, Inc.	12,855	406,475
MBIA, Inc. (I)(L)	4,868	56,420
Meadowbrook Insurance Group, Inc.	1,542	16,469
Mercury General Corp.	1,321	60,264
MetLife, Inc.	24,389	760,449
Montpelier Re Holdings, Ltd. (L)	1,572	27,903
National Financial Partners Corp. (I)(L)	1,156	15,629
National Interstate Corp.	566	13,963
National Western Life Insurance
Company, Class A	104	14,161
Old Republic International Corp. (L)	6,373	59,078
OneBeacon Insurance Group, Ltd.	2,481	38,183
PartnerRe, Ltd.	1,485	95,352
Platinum Underwriters Holdings, Ltd.	885	30,187
Presidential Life Corp.	895	8,941
Primerica, Inc.	1,360	31,606
Principal Financial Group, Inc.	7,614	187,304
ProAssurance Corp.	691	55,156
Protective Life Corp. (L)	2,119	47,805
Prudential Financial, Inc.	11,484	575,578
Reinsurance Group of America, Inc.	1,770	92,483
RenaissanceRe Holdings, Ltd.	1,169	86,939
RLI Corp. (L)	484	35,264
Safety Insurance Group, Inc.	412	16,678
SeaBright Holdings, Inc.	748	5,722
Selective Insurance Group, Inc.	1,417	25,123
StanCorp Financial Group, Inc.	1,150	42,263
State Auto Financial Corp.	1,112	15,112
Stewart Information Services Corp.	519	5,994
Symetra Financial Corp.	1,938	17,578
The Allstate Corp.	12,274	336,430
The Hanover Insurance Group, Inc.	1,079	37,711
The Navigators Group, Inc. (I)(L)	425	20,264
The Phoenix Companies, Inc. (I)(L)	3,507	5,892
The Progressive Corp.	15,291	298,327
The Travelers Companies, Inc.	9,755	577,203
Torchmark Corp.	2,510	108,909
Tower Group, Inc. (L)	1,070	21,582
Transatlantic Holdings, Inc.	1,460	79,906
United Fire & Casualty Company	760	15,337
Universal Insurance Holdings, Inc.	1,281	4,586
Unum Group (L)	7,291	153,621
Validus Holdings, Ltd.	1,989	62,654
W.R. Berkley Corp. (L)	3,274	112,593
White Mountains Insurance Group, Ltd.	185	83,890
		14,483,919
Real Estate Investment Trusts - 2.97%
Acadia Realty Trust	1,128	22,718
Agree Realty Corp. (L)	281	6,851
Alexander’s, Inc.	127	46,994
Alexandria Real Estate Equities, Inc. (L)	1,245	85,868
American Campus Communities, Inc.	1,843	77,332
American Capital Agency Corp.	3,204	89,968
American Tower Corp.	9,280	556,893
Annaly Capital Management, Inc. (L)	21,277	339,581
Anworth Mortgage Asset Corp.	2,647	16,623
Apartment Investment & Management
Company, Class A	3,010	68,959
Apollo Commercial Real Estate Finance, Inc.	836	10,977
Arbor Realty Trust, Inc. (I)	1,130	3,978
Ashford Hospitality Trust, Inc.	1,677	13,416
Associated Estates Realty Corp.	1,065	16,987
AvalonBay Communities, Inc.	2,074	270,864

The accompanying notes are an integral part of the financial statements.

97

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
BioMed Realty Trust, Inc.	2,813	$50,859
Boston Properties, Inc.	3,469	345,512
Brandywine Realty Trust	3,537	33,602
BRE Properties, Inc.	1,406	70,975
Camden Property Trust	1,683	104,750
Campus Crest Communities, Inc.	572	5,754
Capital Trust, Inc., Class A (I)	1,171	2,635
CapLease, Inc.	2,598	10,496
Capstead Mortgage Corp.	1,589	19,767
Care Investment Trust, Inc.	804	5,226
CBL & Associates Properties, Inc. (L)	3,692	57,964
Cedar Shopping Centers, Inc.	2,403	10,357
Chatham Lodging Trust	523	5,638
Chesapeake Lodging Trust	555	8,580
Chimera Investment Corp. (L)	25,627	64,324
Cogdell Spencer, Inc.	3,089	13,128
Colonial Properties Trust	1,651	34,440
Colony Financial, Inc.	216	3,393
CommonWealth	1,493	24,844
Coresite Realty Corp.	633	11,280
Corporate Office Properties Trust (L)	1,530	32,528
Cousins Properties, Inc.	2,730	17,499
CreXus Investment Corp.	1,825	18,944
CubeSmart	2,501	26,611
CYS Investments, Inc.	2,332	30,642
DCT Industrial Trust, Inc. (L)	5,788	29,635
DDR Corp.	6,154	74,894
DiamondRock Hospitality Company	3,957	38,145
Digital Realty Trust, Inc.	2,126	141,740
Douglas Emmett, Inc.	3,216	58,660
Duke Realty Corp.	5,943	71,613
DuPont Fabros Technology, Inc.	1,429	34,610
Dynex Capital, Inc.	1,357	12,389
EastGroup Properties, Inc.	696	30,262
Education Realty Trust, Inc.	1,748	17,882
Entertainment Properties Trust	1,023	44,715
Equity Lifestyle Properties, Inc.	768	51,218
Equity One, Inc.	2,251	38,222
Equity Residential	7,014	400,008
Essex Property Trust, Inc.	732	102,853
Excel Trust, Inc.	1,236	14,832
Extra Space Storage, Inc.	2,375	57,546
Federal Realty Investment Trust	1,539	139,664
FelCor Lodging Trust, Inc. (I)	3,275	9,989
First Industrial Realty Trust, Inc. (I)	1,865	19,079
First Potomac Realty Trust	1,135	14,812
Franklin Street Properties Corp. (L)	1,913	19,034
General Growth Properties, Inc.	22,948	344,679
Getty Realty Corp.	779	10,867
Gladstone Commercial Corp.	895	15,707
Glimcher Realty Trust	2,685	24,702
Government Properties Income Trust	957	21,580
Gramercy Capital Corp. (I)	1,840	4,600
Hatteras Financial Corp.	1,661	43,801
HCP, Inc. (L)	9,341	386,998
Health Care REIT, Inc.	3,830	208,850
Healthcare Realty Trust, Inc.	1,607	29,874
Hersha Hospitality Trust	4,355	21,252
Highwoods Properties, Inc. (L)	1,838	54,533
Home Properties, Inc.	876	50,431
Hospitality Properties Trust (L)	3,204	73,628
Host Hotels & Resorts, Inc.	16,413	242,420
Hudson Pacific Properties, Inc.	618	8,751
Inland Real Estate Corp.	2,398	18,249
Invesco Mortgage Capital, Inc.	1,087	15,272
Investors Real Estate Trust	2,146	15,655
iStar Financial, Inc. (I)(L)	2,454	12,982
Kilroy Realty Corp. (L)	1,174	44,694
Kimco Realty Corp.	9,882	160,484
Kite Realty Group Trust	2,374	10,707
LaSalle Hotel Properties	1,889	45,733
Lexington Realty Trust	3,804	28,492
Liberty Property Trust	2,872	88,687
LTC Properties, Inc.	629	19,411
Mack-Cali Realty Corp.	2,075	55,382
Medical Properties Trust, Inc.	2,812	27,754
MFA Financial, Inc.	7,083	47,598
MHI Hospitality Corp.	1,952	4,646
Mid-America Apartment Communities, Inc.	774	48,414
Mission West Properties, Inc.	803	7,243
Monmouth Real Estate Investment Corp.	1,562	14,292
MPG Office Trust, Inc. (I)	2,031	4,042
National Health Investments, Inc.	689	30,302
National Retail Properties, Inc.	2,109	55,635
New York Mortgage Trust, Inc.	714	5,148
Newcastle Investment Corp.	1,842	8,565
NorthStar Realty Finance Corp. (L)	3,174	15,140
Omega Healthcare Investors, Inc. (L)	2,259	43,712
One Liberty Properties, Inc.	569	9,389
Parkway Properties, Inc.	700	6,902
Pebblebrook Hotel Trust	889	17,051
Pennsylvania Real Estate Investment Trust	1,595	16,652
Pennymac Mortgage Investment Trust	492	8,177
Piedmont Office
Realty Trust, Inc., Class A (L)	3,107	52,943
Plum Creek Timber Company, Inc. (L)	3,920	143,315
Post Properties, Inc.	1,269	55,481
Potlatch Corp. (L)	1,075	33,443
Prologis, Inc.	10,014	286,300
PS Business Parks, Inc.	616	34,145
Public Storage	4,048	544,294
Rait Financial Trust	1,332	6,327
Ramco-Gershenson Properties Trust (L)	823	8,090
Rayonier, Inc. (L)	2,973	132,685
Realty Income Corp. (L)	2,682	93,763
Redwood Trust, Inc.	2,139	21,775
Regency Centers Corp. (L)	2,150	80,883
Resource Capital Corp.	1,630	9,144
RLJ Lodging Trust	2,199	37,009
Sabra Healthcare REIT, Inc.	505	6,105
Saul Centers, Inc.	535	18,950
Senior Housing Properties Trust	3,177	71,292
Simon Property Group, Inc.	6,935	894,199
SL Green Realty Corp.	1,996	133,013
Sovran Self Storage, Inc.	635	27,095
Stag Industrial, Inc.	676	7,754
Starwood Property Trust, Inc.	1,615	29,894
Strategic Hotels & Resorts, Inc. (I)	4,740	25,454
Sun Communities, Inc. (L)	678	24,767
Sunstone Hotel Investors, Inc. (I)	2,506	20,424
Tanger Factory Outlet Centers, Inc.	2,046	59,989
Taubman Centers, Inc. (L)	1,405	87,251
Terreno Realty Corp.	423	6,404
The Macerich Company (L)	3,030	153,318
UDR, Inc.	4,336	108,834
UMH Properties, Inc.	878	8,174
Universal Health Realty Income Trust	329	12,831
Urstadt Biddle Properties, Inc., Class A	678	12,258
Ventas, Inc.	6,537	360,385
Vornado Realty Trust	4,398	338,030

The accompanying notes are an integral part of the financial statements.

98

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Washington Real Estate Investment Trust	1,560	$42,666
Weingarten Realty Investors (L)	3,137	68,449
Weyerhaeuser Company	12,815	239,256
Whitestone REIT, Class B	781	9,294
Winthrop Realty Trust	587	5,970
		10,800,295
Real Estate Management & Development - 0.15%
Altisource Portfolio Solutions SA (I)	432	21,678
American Spectrum Realty, Inc. (I)	265	1,264
Avatar Holdings, Inc. (I)	319	2,290
Brookfield Properties Corp.	11,828	184,990
CBRE Group, Inc. (I)	7,677	116,844
Consolidated-Tomoka Land Company	186	5,035
Forest City Enterprises, Inc., Class A (I)	4,002	47,304
Forestar Group, Inc. (I)	1,004	15,191
Jones Lang LaSalle, Inc.	1,021	62,546
Tejon Ranch Company (I)	488	11,946
The Howard Hughes Corp. (I)	827	36,529
The St. Joe Company (I)(L)	2,200	32,252
		537,869
Thrifts & Mortgage Finance - 0.28%
Astoria Financial Corp. (L)	2,602	22,091
Bank Mutual Corp.	1,674	5,323
BankFinancial Corp.	809	4,466
BankUnited, Inc.	1,388	30,522
Beacon Federal Bancorp, Inc.	530	7,351
Beneficial Mutual Bancorp, Inc. (I)	2,344	19,596
Berkshire Hill Bancorp, Inc.	632	14,024
Brookline Bancorp, Inc.	1,756	14,821
Cape Bancorp, Inc. (I)	884	6,939
Capitol Federal Financial, Inc.	4,333	50,003
Charter Financial Corp.	857	7,936
Chicopee Bancorp, Inc. (I)	352	4,928
Clifton Savings Bancorp, Inc.	885	8,213
Dime Community Bancshares	1,101	13,873
Doral Financial Corp. (I)	3,913	3,741
ESB Financial Corp.	623	8,766
ESSA Bancorp, Inc.	561	5,874
Federal Agricultural Mortgage Corp., Class C	198	3,568
Federal Home Loan Mortgage Corp. (I)	17,838	3,782
Federal National Mortgage Association (I)	30,524	6,141
First Defiance Financial Corp.	319	4,654
First Financial Northwest, Inc. (I)	799	4,706
First PacTrust Bancorp, Inc.	371	3,803
Flagstar Bancorp, Inc. (I)	9,596	4,846
Flushing Financial Corp.	852	10,761
Fox Chase Bancorp, Inc.	623	7,868
Home Bancorp, Inc. (I)	423	6,544
Home Federal Bancorp, Inc.	715	7,436
Hudson City Bancorp, Inc. (L)	12,887	80,544
Kaiser Federal Financial Group, Inc.	513	6,577
Kearny Financial Corp.	2,002	19,019
Meridian Interstate Bancorp, Inc. (I)	801	9,972
MGIC Investment Corp. (I)(L)	4,683	17,468
New York Community Bancorp, Inc. (L)	9,181	113,569
Northfield Bancorp, Inc. (L)	1,319	18,677
Northwest Bancshares, Inc.	2,908	36,176
OceanFirst Financial Corp.	500	6,535
Ocwen Financial Corp. (I)	2,439	35,317
Oritani Financial Corp.	1,620	20,687
People’s United Financial, Inc.	9,340	120,019
Provident Financial Services, Inc.	1,700	22,763
Provident New York Bancorp	1,233	8,187
Pulaski Financial Corp. (L)	585	4,159
Radian Group, Inc.	2,897	6,779
Rockville Financial, Inc.	1,032	10,692
Roma Financial Corp.	1,028	10,116
TFS Financial Corp. (I)	7,569	67,818
TrustCo Bank Corp.	2,241	12,572
United Financial Bancorp, Inc.	563	9,059
ViewPoint Financial Group	1,158	15,066
Walker & Dunlop, Inc. (I)	293	3,680
Washington Federal, Inc.	2,350	32,877
Waterstone Financial, Inc. (I)	1,337	2,567
Westfield Financial, Inc.	1,057	7,780
WSFS Financial Corp.	229	8,235
		999,486
		54,391,077
Health Care - 10.91%
Biotechnology - 1.59%
Acadia Pharmaceuticals, Inc. (I)	2,664	2,877
Achillion Pharmaceuticals, Inc. (I)(L)	1,525	11,621
Acorda Therapeutics, Inc. (I)	997	23,768
Aegerion Pharmaceuticals, Inc. (I)	465	7,784
Affymax, Inc. (I)	914	6,042
Alexion Pharmaceuticals, Inc. (I)	4,323	309,095
Alkermes PLC (I)	2,356	40,900
Allos Therapeutics, Inc. (I)	2,833	4,023
Alnylam Pharmaceuticals, Inc. (I)	1,229	10,016
AMAG Pharmaceuticals, Inc. (I)	504	9,531
Amgen, Inc.	21,815	1,400,741
Amicus Therapeutics, Inc. (I)	825	2,838
Amylin Pharmaceuticals, Inc. (I)	3,656	41,605
Anacor Pharmaceuticals, Inc. (I)	751	4,656
Anthera Pharmaceuticals, Inc. (I)	971	5,962
Ardea Biosciences, Inc. (I)(L)	553	9,296
Arena Pharmaceuticals, Inc. (I)	3,841	7,183
Ariad Pharmaceuticals, Inc. (I)(L)	3,103	38,012
Arqule, Inc. (I)	1,434	8,088
Array BioPharma, Inc. (I)	2,373	5,126
Astex Pharmaceuticals (I)	2,106	3,980
AVEO Pharmaceuticals, Inc. (I)	937	16,116
AVI BioPharma, Inc. (I)(L)	4,954	3,691
Biogen Idec, Inc. (I)	5,671	624,094
BioMarin Pharmaceutical, Inc. (I)(L)	2,614	89,869
Biosante Pharmaceuticals, Inc. (I)(L)	2,695	1,353
BioSpecifics Technologies Corp. (I)	213	3,540
Biotime, Inc. (I)	1,251	7,268
Celgene Corp. (I)	10,927	738,665
Cell Therapeutics, Inc. (I)(L)	4,123	4,783
Cepheid, Inc. (I)(L)	1,496	51,477
Chelsea Therapeutics International, Inc. (I)	1,686	8,649
Cleveland Biolabs, Inc. (I)	1,567	4,482
Codexis, Inc. (I)	682	3,615
Cubist Pharmaceuticals, Inc. (I)(L)	1,446	57,291
Curis, Inc. (I)	2,473	11,574
Cytori Therapeutics, Inc. (I)(L)	1,530	3,366
Dendreon Corp. (I)(L)	3,465	26,334
Dyax Corp. (I)	2,894	3,936
Dynavax Technologies Corp. (I)	2,836	9,416
Emergent Biosolutions, Inc. (I)	908	15,291
Enzon Pharmaceuticals, Inc. (I)(L)	1,438	9,635
Exact Sciences Corp. (I)	1,122	9,111
Exelixis, Inc. (I)	3,045	14,418
Genomic Health, Inc. (I)	767	19,474
Geron Corp. (I)	2,658	3,934

The accompanying notes are an integral part of the financial statements.

99

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Gilead Sciences, Inc. (I)	18,499	$757,164
GTx, Inc. (I)	1,712	5,752
Halozyme Therapeutics, Inc. (I)	2,595	24,678
Human Genome Sciences, Inc. (I)	4,412	32,605
Idenix Pharmaceuticals, Inc. (I)	2,035	15,151
Idera Pharmaceuticals, Inc. (I)	1,889	2,002
Immunogen, Inc. (I)	1,680	19,454
Immunomedics, Inc. (I)	2,223	7,403
Incyte Corp. (I)(L)	2,839	42,613
Infinity Pharmaceuticals, Inc. (I)(L)	819	7,240
Inhibitex, Inc. (I)	1,700	18,598
InterMune, Inc. (I)	1,340	16,884
Ironwood Pharmaceuticals, Inc. (I)	2,363	28,285
Isis Pharmaceuticals, Inc. (I)	2,684	19,352
Keryx Biopharmaceuticals Inc. (I)	1,712	4,331
Lexicon Pharmaceuticals, Inc. (I)(L)	7,660	9,881
Ligand Pharmaceuticals, Inc., Class B (I)	565	6,707
Mannkind Corp. (I)(L)	3,187	7,968
Maxygen, Inc. (I)	1,093	6,154
Medivation, Inc. (I)	930	42,882
Metabolix, Inc. (I)	824	3,749
Micromet, Inc. (I)(L)	2,099	15,092
Momenta Pharmaceuticals, Inc. (I)(L)	1,128	19,616
Myriad Genetics, Inc. (I)(L)	2,079	43,534
Myriad Pharmaceuticals, Inc. (I)	1,464	3,924
Nabi Biopharmaceuticals (I)	2,224	4,181
Neurocrine Biosciences, Inc. (I)	1,654	14,059
Novavax, Inc. (I)	2,891	3,643
NPS Pharmaceuticals, Inc. (I)	1,738	11,453
OncoGenex Pharmaceuticals, Inc. (I)	331	3,886
Onyx Pharmaceuticals, Inc. (I)	1,554	68,298
Opko Health, Inc. (I)	7,133	34,952
Osiris Therapeutics, Inc. (I)	998	5,339
PDL BioPharma, Inc. (L)	3,179	19,710
Pharmacyclics, Inc. (I)	1,318	19,533
Pharmasset, Inc. (I)	1,706	218,709
PharmAthene, Inc. (I)(L)	2,050	2,604
Progenics Pharmaceuticals, Inc. (I)	1,017	8,685
Protalix BioTherapeutics, Inc. (I)	1,952	9,623
Regeneron Pharmaceuticals, Inc. (I)	2,091	115,904
Rigel Pharmaceuticals, Inc. (I)	1,559	12,301
Sangamo Biosciences, Inc. (I)	1,339	3,803
Savient Pharmaceuticals, Inc. (I)	1,834	4,090
SciClone Pharmaceuticals, Inc. (I)(L)	1,679	7,203
Seattle Genetics, Inc. (I)(L)	2,734	45,699
SIGA Technologies, Inc. (I)(L)	1,202	3,029
Spectrum Pharmaceuticals, Inc. (I)	1,314	19,224
Synta Pharmaceuticals Corp. (I)(L)	1,470	6,865
Targacept, Inc. (I)	722	4,022
Theravance, Inc. (I)	1,898	41,946
Trius Therapeutics, Inc. (I)	804	5,749
Unigene Laboratories, Inc. (I)	3,859	2,045
United Therapeutics Corp. (I)	1,387	65,536
Vanda Pharmaceuticals, Inc. (I)	813	3,870
Vertex Pharmaceuticals, Inc. (I)	4,855	161,235
Vical, Inc. (I)	1,786	7,876
Zalicus Inc. (I)	2,383	2,883
ZIOPHARM Oncology, Inc. (I)	1,643	7,246
		5,800,746
Health Care Equipment & Supplies - 1.65%
Abaxis, Inc. (I)	615	17,017
ABIOMED, Inc. (I)(L)	1,026	18,950
Accuray, Inc. (I)(L)	2,006	8,485
Alere, Inc. (I)	2,102	48,535
Align Technology, Inc. (I)(L)	1,797	42,634
Alphatec Holdings, Inc. (I)(L)	2,105	3,621
Analogic Corp.	329	18,858
AngioDynamics, Inc. (I)	717	10,619
Antares Pharma, Inc. (I)	2,166	4,765
Arthrocare Corp. (I)	479	15,175
Atrion Corp.	57	13,693
Baxter International, Inc.	13,378	661,943
Becton, Dickinson and Company	5,108	381,670
Boston Scientific Corp. (I)	36,107	192,811
C.R. Bard, Inc.	2,002	171,171
Cantel Medical Corp.	465	12,987
Cardiovascular Systems, Inc. (I)	285	2,807
CareFusion Corp. (I)	4,761	120,977
Conceptus, Inc. (I)	896	11,325
CONMED Corp. (I)	730	18,739
CryoLife, Inc. (I)	961	4,613
Cutera, Inc. (I)	517	3,852
Cyberonics, Inc. (I)	734	24,589
Cynosure, Inc. (I)	439	5,163
Delcath Systems, Inc. (I)	1,249	3,809
DENTSPLY International, Inc. (L)	3,300	115,467
DexCom, Inc. (I)(L)	1,366	12,717
Edwards Lifesciences Corp. (I)	2,693	190,395
Endologix, Inc. (I)	1,555	17,851
Exactech, Inc. (I)	452	7,444
Gen-Probe, Inc. (I)	1,139	67,338
Greatbatch, Inc. (I)	627	13,857
Haemonetics Corp. (I)	605	37,038
Hansen Medical, Inc. (I)	1,736	4,479
HeartWare International, Inc. (I)	269	18,561
Hill-Rom Holdings, Inc.	1,507	50,771
Hologic, Inc. (I)	6,239	109,245
ICU Medical, Inc. (I)	360	16,200
IDEXX Laboratories, Inc. (I)(L)	1,352	104,050
Insulet Corp. (I)	982	18,491
Integra LifeSciences Holdings Corp. (I)	709	21,858
Intuitive Surgical, Inc. (I)	926	428,747
Invacare Corp.	804	12,293
IRIS International, Inc. (I)	571	5,339
Kensey Nash Corp. (I)	316	6,064
MAKO Surgical Corp. (I)(L)	909	22,916
Masimo Corp. (I)(L)	1,467	27,411
Medical Action Industries, Inc. (I)	647	3,384
Medtronic, Inc.	25,124	960,993
Meridian Bioscience, Inc. (L)	1,093	20,592
Merit Medical Systems, Inc. (I)	1,003	13,420
Natus Medical, Inc. (I)	845	7,968
Neogen Corp. (I)	617	18,905
Neoprobe Corp. (I)(L)	1,989	5,211
NuVasive, Inc. (I)	995	12,527
NxStage Medical, Inc. (I)(L)	1,350	24,003
OraSure Technologies, Inc. (I)	1,410	12,845
Orthofix International NV (I)	450	15,854
Palomar Medical Technologies, Inc. (I)	656	6,101
Quidel Corp. (I)(L)	909	13,753
ResMed, Inc. (I)	3,604	91,542
Rochester Medical Corp. (I)	426	3,532
Rockwell Medical Technologies, Inc. (I)	594	5,031
RTI Biologics, Inc. (I)	2,040	9,058
Sirona Dental Systems, Inc. (I)	1,324	58,309
SonoSite, Inc. (I)	422	22,729
Spectranetics Corp. (I)	1,255	9,061
St. Jude Medical, Inc.	7,723	264,899
STAAR Surgical Company (I)(L)	1,221	12,808

The accompanying notes are an integral part of the financial statements.

100

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
STERIS Corp.	1,403	$41,837
Stryker Corp.	9,109	452,808
SurModics, Inc. (I)(L)	553	8,107
Symmetry Medical, Inc. (I)	1,095	8,749
Synovis Life Technologies, Inc. (I)	378	10,520
Teleflex, Inc.	962	58,961
The Cooper Companies, Inc.	1,093	77,078
Thoratec Corp. (I)	1,365	45,809
TranS1, Inc. (I)	1,095	2,048
Utah Medical Products, Inc.	181	4,887
Varian Medical Systems, Inc. (I)(L)	2,750	184,608
Vascular Solutions, Inc. (I)	575	6,400
Volcano Corp. (I)	1,271	30,237
West Pharmaceutical Services, Inc.	811	30,777
Wright Medical Group, Inc. (I)	1,085	17,903
Young Innovations, Inc.	301	8,919
Zimmer Holdings, Inc. (I)	4,492	239,963
Zoll Medical Corp. (I)	540	34,117
		5,983,593
Health Care Providers & Services - 2.18%
Accretive Health, Inc. (I)(L)	2,162	49,683
Aetna, Inc.	8,884	374,816
Air Methods Corp. (I)(L)	310	26,180
Almost Family, Inc. (I)	242	4,012
Amedisys, Inc. (I)	738	8,052
American Dental Partners, Inc. (I)	606	11,411
AMERIGROUP Corp. (I)(L)	1,173	69,301
AmerisourceBergen Corp. (L)	6,452	239,950
AMN Healthcare Services, Inc. (I)	1,002	4,439
Amsurg Corp. (I)	790	20,572
Assisted Living Concepts, Inc.	687	10,229
Bio-Reference Labs, Inc. (I)	734	11,942
BioScrip, Inc. (I)	1,315	7,180
Brookdale Senior Living, Inc. (I)	2,906	50,535
Capital Senior Living Corp. (I)	918	7,289
Cardinal Health, Inc.	8,236	334,464
CardioNet, Inc. (I)	1,057	2,505
Catalyst Health Solutions, Inc. (I)	1,117	58,084
Centene Corp. (I)	1,186	46,954
Chemed Corp. (L)	496	25,400
Chindex International, Inc. (I)(L)	513	4,371
CIGNA Corp.	6,335	266,070
Community Health Systems, Inc. (I)(L)	2,281	39,803
Corvel Corp. (I)	319	16,495
Coventry Health Care, Inc. (I)	3,493	106,082
Cross Country Healthcare, Inc. (I)	1,002	5,561
DaVita, Inc. (I)	2,220	168,298
Emeritus Corp. (I)	1,079	18,893
ExamWorks Group, Inc. (I)	662	6,276
Express Scripts, Inc. (I)	12,436	555,765
Five Star Quality Care, Inc. (I)	1,369	4,107
Gentiva Health Services, Inc. (I)	809	5,461
Hanger Orthopedic Group, Inc. (I)	841	15,718
HCA Holdings, Inc. (I)	12,274	270,396
Health Management
Associates, Inc., Class A (I)	6,080	44,810
Health Net, Inc. (I)	2,181	66,346
HealthSouth Corp. (I)	2,288	40,429
Healthspring, Inc. (I)	1,519	82,846
Healthways, Inc. (I)	968	6,640
Henry Schein, Inc. (I)(L)	2,158	139,040
HMS Holdings Corp. (I)	2,028	64,855
Humana, Inc.	3,946	345,709
IPC The Hospitalist Company, Inc. (I)	426	19,477
Kindred Healthcare, Inc. (I)(L)	1,247	14,677
Laboratory Corp. of America Holdings (I)(L)	2,334	200,654
Landauer, Inc.	260	13,390
LHC Group, Inc. (I)(L)	506	6,492
LifePoint Hospitals, Inc. (I)(L)	1,246	46,289
Lincare Holdings, Inc.	2,269	58,336
Magellan Health Services, Inc. (I)	759	37,548
McKesson Corp.	5,924	461,539
MedCath Corp.	613	4,469
Medco Health Solutions, Inc. (I)	9,388	524,789
Mednax, Inc. (I)	1,135	81,731
Medquist Holdings, Inc. (I)	1,987	19,115
Metropolitan Health Networks, Inc. (I)	67	500
Molina Healthcare, Inc. (I)(L)	1,059	23,647
MWI Veterinary Supply, Inc. (I)	319	21,194
National Healthcare Corp.	367	15,377
National Research Corp.	209	8,111
Omnicare, Inc.	2,684	92,464
Owens & Minor, Inc. (L)	1,541	42,824
Patterson Companies, Inc.	2,913	85,992
PharMerica Corp. (I)	865	13,131
PSS World Medical, Inc. (I)	1,353	32,729
Quest Diagnostics, Inc.	3,678	213,545
Select Medical Holdings Corp. (I)	3,115	26,415
Skilled Healthcare Group, Inc. (I)	1,126	6,148
Sunrise Senior Living, Inc. (I)	1,485	9,623
Team Health Holdings, Inc. (I)	1,302	28,735
Tenet Healthcare Corp. (I)	11,719	60,118
The Ensign Group, Inc.	547	13,402
The Providence Service Corp. (I)	427	5,876
Triple-S Management Corp., Class B (I)	744	14,895
UnitedHealth Group, Inc.	25,410	1,287,779
Universal American Corp.	1,908	24,251
Universal Health Services, Inc., Class B	2,315	89,961
US Physical Therapy, Inc.	410	8,069
Vanguard Health Systems, Inc. (I)	1,306	13,347
VCA Antech, Inc. (I)(L)	2,095	41,376
WellCare Health Plans, Inc. (I)	1,019	53,498
WellPoint, Inc.	8,601	569,816
		7,928,298
Health Care Technology - 0.14%
Allscripts Healthcare Solutions, Inc. (I)	4,531	85,817
athenahealth, Inc. (I)	854	41,948
Cerner Corp. (I)(L)	3,961	242,611
Computer Programs & Systems, Inc.	275	14,055
Epocrates, Inc. (I)	368	2,870
HealthStream, Inc. (I)	305	5,627
MedAssets, Inc. (I)	1,530	14,153
Medidata Solutions, Inc. (I)	654	14,225
Merge Healthcare, Inc. (I)	1,992	9,661
Omnicell, Inc. (I)(L)	909	15,017
Quality Systems, Inc.	1,382	51,120
Transcend Services, Inc. (I)(L)	304	7,214
		504,318
Life Sciences Tools & Services - 0.46%
Affymetrix, Inc. (I)	2,012	8,229
Agilent Technologies, Inc. (I)	8,121	283,667
Albany Molecular Research, Inc. (I)	1,104	3,235
Bio-Rad Laboratories, Inc., Class A (I)	662	63,578
Bruker Corp. (I)	3,989	49,543
Cambrex Corp. (I)	1,159	8,322
Charles River
Laboratories International, Inc. (I)	1,264	34,545

The accompanying notes are an integral part of the financial statements.

101

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Complete Genomics, Inc. (I)	696	$2,039
Covance, Inc. (I)	1,436	65,654
Enzo Biochem, Inc. (I)	1,398	3,132
eResearch Technology, Inc. (I)	1,589	7,452
Fluidigm Corp. (I)	369	4,856
Furiex Pharmaceuticals, Inc. (I)	267	4,462
Harvard Bioscience, Inc. (I)	1,224	4,737
Illumina, Inc. (I)	2,926	89,184
Life Technologies Corp. (I)	4,238	164,901
Luminex Corp. (I)(L)	1,110	23,565
Medtox Scientific, Inc. (I)	380	5,339
Mettler-Toledo International, Inc. (I)	756	111,669
Pacific Biosciences of California, Inc. (I)	960	2,688
PAREXEL International Corp. (I)	1,470	30,488
PerkinElmer, Inc.	2,680	53,600
Sequenom, Inc. (I)	2,021	8,993
Techne Corp.	874	59,659
Thermo Fisher Scientific, Inc. (I)	8,996	404,550
Waters Corp. (I)	2,151	159,282
		1,657,369
Pharmaceuticals - 4.89%
Abbott Laboratories	36,471	2,050,764
Acura Pharmaceuticals, Inc. (I)(L)	1,383	4,827
Akorn, Inc. (I)(L)	2,572	28,601
Alexza Pharmaceuticals, Inc. (I)	3,170	2,631
Alimera Sciences, Inc. (I)	713	891
Allergan, Inc.	7,150	627,341
Auxilium Pharmaceuticals, Inc. (I)	1,190	23,717
AVANIR Pharmaceuticals, Class A (I)	2,804	5,748
Bristol-Myers Squibb Company	40,075	1,412,243
Cadence Pharmaceuticals, Inc. (I)	1,491	5,889
Columbia Laboratories, Inc. (I)	2,813	7,033
Corcept Therapeutics, Inc. (I)	2,007	6,864
Cornerstone Therapeutics, Inc. (I)	761	4,262
Cumberland Pharmaceuticals, Inc. (I)	891	4,794
Depomed, Inc. (I)	1,587	8,221
Durect Corp. (I)	2,824	3,332
Eli Lilly & Company	27,205	1,130,640
Endo Pharmaceuticals Holdings, Inc. (I)	2,772	95,717
Endocyte, Inc. (I)	763	2,869
Forest Laboratories, Inc. (I)	6,742	204,013
Forest Laboratories, Inc. (I)	686	652
Hi-Tech Pharmacal Company, Inc. (I)	349	13,573
Hospira, Inc. (I)	3,929	119,324
Impax Laboratories, Inc. (I)	1,339	27,008
Indevus Pharmaceuticals, Inc.,
Escrow Shares (I)	2,544	0
ISTA Pharmaceuticals, Inc. (I)	1,344	9,475
Jazz Pharmaceuticals, Inc. (I)	952	36,776
Johnson & Johnson	64,296	4,216,532
KV Pharmaceutical Company, Class A (I)(L)	2,026	2,836
MAP Pharmaceuticals, Inc. (I)	660	8,692
Medicis Pharmaceutical Corp., Class A (L)	1,476	49,077
Merck & Company, Inc.	72,522	2,734,079
Mylan, Inc. (I)	10,017	214,965
Nektar Therapeutics (I)(L)	2,587	14,474
Obagi Medical Products, Inc. (I)	707	7,183
Optimer Pharmaceuticals, Inc. (I)	929	11,371
Pacira Pharmaceuticals, Inc. (I)	407	3,521
Pain Therapeutics, Inc. (I)	1,407	5,347
Par Pharmaceutical Companies, Inc. (I)	903	29,555
Perrigo Company	2,187	212,795
Pfizer, Inc.	185,527	4,014,804
Questcor Pharmaceuticals, Inc. (I)(L)	1,473	61,247
Sagent Pharmaceuticals, Inc. (I)	538	11,298
Salix Pharmaceuticals, Ltd. (I)	1,345	64,358
Santarus, Inc. (I)	2,040	6,752
Sucampo Pharmaceuticals, Inc. (I)	1,371	6,074
The Medicines Company (I)	1,386	25,835
Viropharma, Inc. (I)	1,871	51,247
Vivus, Inc. (I)	2,111	20,582
Watson Pharmaceuticals, Inc. (I)	2,802	169,073
XenoPort, Inc. (I)	842	3,208
		17,782,110
		39,656,434
Industrials - 10.53%
Aerospace & Defense - 2.27%
AAR Corp.	1,006	19,285
Aerovironment, Inc. (I)(L)	570	17,938
Alliant Techsystems, Inc.	781	44,642
American Science & Engineering, Inc.	220	14,984
Astronics Corp. (I)	330	11,817
Astronics Corp., Class B (I)	36	1,305
BE Aerospace, Inc. (I)	2,467	95,498
Ceradyne, Inc. (I)	627	16,791
Cubic Corp.	656	28,595
Curtiss-Wright Corp.	1,137	40,170
DigitalGlobe, Inc. (I)	1,164	19,916
Ducommun, Inc.	335	4,271
Esterline Technologies Corp. (I)	729	40,802
Exelis, Inc.	4,311	39,015
GenCorp, Inc. (I)(L)	1,745	9,283
General Dynamics Corp.	8,720	579,095
GeoEye, Inc. (I)	544	12,088
Goodrich Corp.	2,919	361,080
HEICO Corp., Class A	1,018	40,058
Hexcel Corp. (I)	2,343	56,724
Honeywell International, Inc.	18,472	1,003,953
Huntington Ingalls Industries, Inc. (I)	1,174	36,723
Kratos Defense & Security Solutions, Inc. (I)	805	4,806
L-3 Communications Holdings, Inc.	2,474	164,966
LMI Aerospace, Inc. (I)	376	6,599
Lockheed Martin Corp. (L)	8,179	661,681
Moog, Inc., Class A (I)	1,069	46,961
National Presto Industries, Inc. (L)	167	15,631
Northrop Grumman Corp.	6,844	400,237
Orbital Sciences Corp., Class A (I)	1,479	21,490
Precision Castparts Corp.	3,369	555,178
Raytheon Company	8,315	402,280
Rockwell Collins, Inc.	3,619	200,384
Spirit Aerosystems Holdings, Inc., Class A (I)	3,438	71,442
Taser International, Inc. (I)	1,930	9,882
Teledyne Technologies, Inc. (I)	884	48,487
Textron, Inc.	6,590	121,849
The Boeing Company	17,335	1,271,522
The KEYW Holding Corp. (I)	377	2,790
TransDigm Group, Inc. (I)	1,172	112,137
Triumph Group, Inc. (L)	996	58,216
United Technologies Corp.	21,442	1,567,196
		8,237,767
Air Freight & Logistics - 0.80%
Air Transport Services Group, Inc. (I)	1,747	8,246
Atlas Air Worldwide Holdings, Inc. (I)	574	22,059
C.H. Robinson Worldwide, Inc. (L)	3,837	267,746
Expeditors International of Washington, Inc.	5,020	205,619
FedEx Corp.	7,405	618,392
Forward Air Corp.	789	25,287

The accompanying notes are an integral part of the financial statements.

102

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics (continued)
HUB Group, Inc., Class A (I)	948	$30,744
Pacer International, Inc. (I)	1,283	6,864
Park-Ohio Holdings Corp. (I)	386	6,886
United Parcel Service, Inc., Class B	23,136	1,693,324
UTi Worldwide, Inc.	2,522	33,517
		2,918,684
Airlines - 0.18%
Alaska Air Group, Inc. (I)	828	62,175
Allegiant Travel Company (I)(L)	464	24,750
AMR Corp. (I)	7,914	2,770
Delta Air Lines, Inc. (I)	19,839	160,498
Hawaiian Holdings, Inc. (I)	1,547	8,973
JetBlue Airways Corp. (I)	7,248	37,690
Republic Airways Holdings, Inc. (I)	1,141	3,914
SkyWest, Inc.	1,372	17,273
Southwest Airlines Company	18,651	159,653
Spirit Airlines, Inc. (I)	1,433	22,355
United Continental Holdings, Inc. (I)	7,706	145,412
US Airways Group, Inc. (I)	3,842	19,479
		664,942
Building Products - 0.15%
AAON, Inc.	644	13,196
American Woodmark Corp.	444	6,065
AO Smith Corp.	1,103	44,252
Apogee Enterprises, Inc.	812	9,955
Armstrong World Industries, Inc. (I)(L)	1,369	60,058
Builders FirstSource, Inc. (I)	2,162	4,410
Fortune Brands Home & Security, Inc. (I)	3,618	61,615
Gibraltar Industries, Inc. (I)	910	12,704
Griffon Corp. (L)	1,661	15,165
Insteel Industries, Inc.	563	6,187
Lennox International, Inc.	1,275	43,031
Masco Corp.	8,599	90,118
NCI Building Systems, Inc. (I)	411	4,468
Owens Corning, Inc. (I)	2,927	84,063
Quanex Building Products Corp.	1,014	15,230
Simpson Manufacturing Company, Inc. (L)	1,208	40,661
Trex Company, Inc. (I)	450	10,310
Universal Forest Products, Inc.	512	15,805
USG Corp. (I)(L)	2,613	26,548
		563,841
Commercial Services & Supplies - 0.65%
ABM Industries, Inc.	1,288	26,559
ACCO Brands Corp. (I)	1,487	14,350
American Reprographics Company (I)	1,428	6,555
Avery Dennison Corp.	2,544	72,962
Cenveo, Inc. (I)	1,822	6,195
Cintas Corp. (L)	3,314	115,360
Clean Harbors, Inc. (I)	1,259	80,236
Consolidated Graphics, Inc. (I)	278	13,422
Copart, Inc. (I)	1,564	74,900
Corrections Corp. of America (I)	2,476	50,436
Covanta Holding Corp.	3,520	48,189
Deluxe Corp.	1,221	27,790
EnergySolutions, Inc. (I)(L)	2,503	7,734
EnerNOC, Inc. (I)	701	7,620
Ennis, Inc.	718	9,571
Fuel Tech, Inc. (I)(L)	793	5,218
G&K Services, Inc., Class A	454	13,216
Healthcare Services Group, Inc.	1,512	26,747
Heritage-Crystal Clean, Inc. (I)	385	6,376
Herman Miller, Inc.	1,386	25,572
HNI Corp. (L)	1,142	29,806
InnerWorkings, Inc. (I)	1,291	12,019
Interface, Inc., Class A	1,612	18,602
Intersections, Inc.	258	2,861
Iron Mountain, Inc.	4,716	145,253
KAR Auction Services, Inc. (I)	2,888	38,988
Kimball International, Inc., Class B	1,220	6,185
Knoll, Inc.	1,200	17,820
McGrath Rentcorp	612	17,742
Metalico, Inc. (I)	1,349	4,438
Mine Safety Appliances Company	929	30,768
Mobile Mini, Inc. (I)(L)	978	17,066
Multi-Color Corp.	400	10,292
NL Industries, Inc.	1,224	15,875
Perma-Fix Environmental Services, Inc. (I)	2,931	4,543
Pitney Bowes, Inc.	4,796	88,918
R.R. Donnelley & Sons Company	4,945	71,356
Republic Services, Inc.	8,982	247,454
Rollins, Inc.	3,435	76,326
Schawk, Inc., Class A	698	7,825
Standard Parking Corp. (I)	512	9,149
Steelcase, Inc., Class A	3,275	24,432
Stericycle, Inc. (I)(L)	2,016	157,087
SYKES Enterprises, Inc. (I)	1,220	19,105
Team, Inc. (I)	513	15,262
Tetra Tech, Inc. (I)	1,553	33,529
The Brinks Company	1,094	29,407
The Geo Group, Inc. (I)(L)	1,557	26,080
TMS International Corp. (I)	758	7,489
Unifirst Corp.	439	24,909
United Stationers, Inc.	1,119	36,435
US Ecology, Inc.	574	10,780
Viad Corp.	563	9,841
Waste Connections, Inc.	2,654	87,954
Waste Management, Inc. (L)	11,131	364,095
		2,358,699
Construction & Engineering - 0.26%
AECOM Technology Corp. (I)	2,821	58,028
Aegion Corp. (I)	1,004	15,401
Comfort Systems USA, Inc.	1,081	11,588
Dycom Industries, Inc. (I)	863	18,054
EMCOR Group, Inc.	1,616	43,325
Fluor Corp.	4,085	205,271
Furmanite Corp. (I)	1,201	7,578
Granite Construction, Inc. (L)	975	23,127
Great Lakes Dredge & Dock Corp.	1,675	9,313
Jacobs Engineering Group, Inc. (I)	2,973	120,644
KBR, Inc.	3,542	98,716
Layne Christensen Company (I)	532	12,874
MasTec, Inc. (I)	1,910	33,177
Michael Baker Corp. (I)	258	5,059
MYR Group, Inc. (I)	561	10,738
Northwest Pipe Company (I)	260	5,944
Orion Marine Group, Inc. (I)	763	5,074
Pike Electric Corp. (I)	949	6,823
Primoris Services Corp.	1,031	15,393
Quanta Services, Inc. (I)	4,996	107,614
Sterling Construction Company, Inc. (I)	395	4,254
The Shaw Group, Inc. (I)	1,666	44,815
Tutor Perini Corp. (I)	1,191	14,697
URS Corp. (I)	1,842	64,691
		942,198
Electrical Equipment - 0.59%
A123 Systems, Inc. (I)(L)	3,038	4,891

The accompanying notes are an integral part of the financial statements.

103

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Acuity Brands, Inc. (L)	1,021	$54,113
American Superconductor Corp. (I)(L)	1,242	4,583
AMETEK, Inc.	3,771	158,759
AZZ, Inc.	344	15,631
Belden, Inc.	1,149	38,239
Brady Corp., Class A	1,298	40,978
Broadwind Energy, Inc. (I)	4,811	3,271
Capstone Turbine Corp. (I)(L)	5,829	6,762
Coleman Cable, Inc. (I)	354	3,080
Emerson Electric Company	17,630	821,382
Encore Wire Corp.	643	16,654
EnerSys, Inc. (I)	1,222	31,735
Franklin Electric Company, Inc.	584	25,439
Fuelcell Energy, Inc. (I)(L)	4,534	3,954
General Cable Corp. (I)(L)	1,258	31,463
GrafTech International, Ltd. (I)	3,148	42,970
Hubbell, Inc., Class B	1,387	92,735
II-VI, Inc. (I)	1,532	28,128
Lighting Science Group Corp. (I)	3,647	5,653
LSI Industries, Inc.	784	4,704
Polypore International, Inc. (I)	1,089	47,905
Powell Industries, Inc. (I)	321	10,041
Preformed Line Products Company	151	9,009
Regal-Beloit Corp.	897	45,720
Rockwell Automation, Inc.	3,392	248,871
Roper Industries, Inc. (L)	2,236	194,241
Satcon Technology Corp. (I)(L)	3,113	1,868
The Babcock & Wilcox Company (I)	2,792	67,399
Thermon Group Holdings, Inc. (I)	528	9,303
Thomas & Betts Corp. (I)	1,234	67,376
Valence Technology, Inc. (I)(L)	5,079	4,977
Vicor Corp.	1,178	9,377
		2,151,211
Industrial Conglomerates - 1.85%
3M Company	16,651	1,360,886
Carlisle Companies, Inc.	1,464	64,855
Danaher Corp.	15,578	732,789
General Electric Company	248,940	4,458,515
Raven Industries, Inc.	454	28,103
Seaboard Corp. (I)	29	59,044
Standex International Corp.	320	10,934
United Capital Corp. (I)	289	6,214
		6,721,340
Machinery - 2.13%
Actuant Corp., Class A	1,647	37,370
AGCO Corp. (I)	2,234	95,995
Alamo Group, Inc.	343	9,237
Albany International Corp., Class A	756	17,479
Altra Holdings, Inc. (I)	749	14,104
American Railcar Industries, Inc. (I)	658	15,746
Ampco-Pittsburgh Corp.	317	6,131
Astec Industries, Inc. (I)	567	18,263
Barnes Group, Inc.	1,329	32,042
Blount International, Inc. (I)	1,228	17,831
Briggs & Stratton Corp. (L)	1,263	19,564
Cascade Corp.	185	8,726
Caterpillar, Inc.	15,128	1,370,597
Chart Industries, Inc. (I)	708	38,282
CIRCOR International, Inc.	453	15,995
CLARCOR, Inc.	1,194	59,688
Colfax Corp. (I)(L)	1,068	30,417
Columbus McKinnon Corp./NY (I)	576	7,309
Commercial Vehicle Group, Inc. (I)	881	7,964
Crane Company	1,377	64,320
Cummins, Inc.	4,596	404,540
Deere & Company	9,843	761,356
Donaldson Company, Inc.	1,789	121,795
Dover Corp.	4,361	253,156
Dynamic Materials Corp.	379	7,497
Eaton Corp.	8,005	348,458
Energy Recovery, Inc. (I)	1,697	4,378
EnPro Industries, Inc. (I)	496	16,358
ESCO Technologies, Inc.	694	19,973
Federal Signal Corp. (I)	1,496	6,208
Flow International Corp. (I)	1,534	5,369
Flowserve Corp.	1,315	130,606
FreightCar America, Inc. (I)	390	8,171
Gardner Denver, Inc.	1,224	94,321
Graco, Inc.	1,453	59,413
Graham Corp.	337	7,562
Greenbrier Companies, Inc. (I)(L)	617	14,981
Harsco Corp.	1,986	40,872
Hurco Companies, Inc. (I)	233	4,893
IDEX Corp.	1,962	72,810
Illinois Tool Works, Inc.	11,731	547,955
ITT Corp.	2,155	41,656
John Bean Technologies Corp.	744	11,435
Joy Global, Inc.	2,471	185,251
Kadant, Inc. (I)	355	8,027
Kaydon Corp.	801	24,431
Kennametal, Inc.	1,921	70,155
LB Foster Co.	310	8,770
Lincoln Electric Holdings, Inc.	2,002	78,318
Lindsay Corp.	317	17,400
Meritor, Inc. (I)	2,106	11,204
Met-Pro Corp.	567	5,126
Middleby Corp. (I)	454	42,694
Miller Industries, Inc.	407	6,402
Mueller Industries, Inc.	916	35,193
Mueller Water Products, Inc.	3,341	8,152
NACCO Industries, Inc., Class A	208	18,558
Navistar International Corp. (I)	1,717	65,040
Nordson Corp.	1,635	67,329
Omega Flex, Inc. (I)	343	4,847
Oshkosh Corp. (I)	2,210	47,250
PACCAR, Inc.	8,609	322,579
Pall Corp.	2,725	155,734
Parker Hannifin Corp.	3,793	289,216
Pentair, Inc. (L)	2,304	76,700
PMFG, Inc. (I)	493	9,618
RBC Bearings, Inc. (I)	550	22,935
Robbins & Myers, Inc.	1,083	52,580
Sauer-Danfoss, Inc. (I)(L)	1,156	41,859
Snap-On, Inc. (L)	1,370	69,349
SPX Corp.	1,216	73,288
Stanley Black & Decker, Inc.	3,758	254,041
Sun Hydraulics, Inc.	664	15,558
Tecumseh Products Company, Class A (I)	535	2,515
Tennant Company	492	19,124
Terex Corp. (I)	2,656	35,883
The Eastern Company (L)	226	4,543
The Gorman-Rupp Company	538	14,607
The Manitowoc Company, Inc.	3,212	29,518
The Toro Company	725	43,979
Timken Company	2,314	89,575
Titan International, Inc. (L)	1,027	19,985
TriMas Corp. (I)	840	15,078
Trinity Industries, Inc. (L)	1,936	58,196

The accompanying notes are an integral part of the financial statements.

104

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Twin Disc, Inc.	312	$11,332
Valmont Industries, Inc. (L)	632	57,379
Wabash National Corp. (I)	1,473	11,548
WABCO Holdings, Inc. (I)	1,616	70,134
Wabtec Corp.	1,160	81,142
Watts Water Technologies, Inc., Class A (L)	783	26,786
Woodward, Inc.	1,665	68,148
Xerium Technologies, Inc. (I)	324	2,119
Xylem, Inc. (L)	4,311	110,750
		7,730,768
Marine - 0.04%
Alexander & Baldwin, Inc.	1,025	41,841
Eagle Bulk Shipping, Inc. (I)(L)	2,116	1,993
Excel Maritime Carriers, Ltd. (I)(L)	2,455	3,560
Genco Shipping & Trading, Ltd. (I)(L)	955	6,456
International Shipholding Corp.	238	4,448
Kirby Corp. (I)	1,321	86,975
Navios Maritime Partners LP	864	12,735
		158,008
Professional Services - 0.33%
Acacia Research (I)	1,025	37,423
Barrett Business Services, Inc.	439	8,762
CBIZ, Inc. (I)(L)	1,526	9,324
CDI Corp.	598	8,258
CoStar Group, Inc. (I)	555	37,035
CRA International, Inc. (I)	287	5,694
Dun & Bradstreet Corp. (L)	1,174	87,850
Equifax, Inc.	2,895	112,152
Exponent, Inc. (I)	363	16,687
FTI Consulting, Inc. (I)	1,003	42,547
GP Strategies Corp. (I)	578	7,791
Heidrick & Struggles International, Inc.	459	9,887
Hill International, Inc. (I)	1,314	6,754
Hudson Highland Group, Inc. (I)	1,154	5,528
Huron Consulting Group, Inc. (I)	570	22,082
ICF International, Inc. (I)	401	9,937
IHS, Inc., Class A (I)	1,537	132,428
Insperity, Inc.	655	16,604
Kelly Services, Inc., Class A	880	12,038
Kforce, Inc. (I)	1,103	13,600
Korn/Ferry International (I)	1,149	19,602
Manpower, Inc.	1,949	69,677
Mistras Group, Inc. (I)	344	8,769
Navigant Consulting Company (I)	1,351	15,415
Odyssey Marine Exploration, Inc. (I)(L)	2,330	6,384
On Assignment, Inc. (I)	1,009	11,281
Pendrell Corp. (I)	6,139	15,716
Resources Connection, Inc.	1,267	13,418
Robert Half International, Inc. (L)	3,448	98,130
RPX Corp. (I)	894	11,309
The Advisory Board Company (I)	394	29,239
The Corporate Executive Board Company (L)	857	32,652
The Dolan Company (I)	898	7,651
Towers Watson & Company, Class A	1,535	91,993
TrueBlue, Inc. (I)	1,099	15,254
Verisk Analytics, Inc., Class A (I)	3,121	125,246
Volt Information Sciences, Inc. (I)	725	4,495
VSE Corp.	167	4,055
		1,182,667
Road & Rail - 0.93%
AMERCO, Inc.	457	40,399
Arkansas Best Corp.	705	13,585
Avis Budget Group, Inc. (I)(L)	2,532	27,143
Celadon Group, Inc.	752	8,881
Con-way, Inc.	1,284	37,441
CSX Corp.	26,137	550,445
Dollar Thrifty Automotive Group, Inc. (I)	626	43,983
Genesee & Wyoming, Inc., Class A (I)	975	59,066
Heartland Express, Inc. (L)	2,236	31,952
Hertz Global Holdings, Inc. (I)	9,778	114,598
J.B. Hunt Transport Services, Inc.	2,867	129,216
Kansas City Southern (I)	2,451	166,693
Knight Transportation, Inc.	2,093	32,735
Landstar System, Inc.	1,180	56,546
Marten Transport, Ltd.	604	10,866
Norfolk Southern Corp. (L)	8,287	603,791
Old Dominion Freight Line, Inc. (I)	1,402	56,823
Patriot Transportation Holding, Inc. (I)	313	6,792
Quality Distribution, Inc. (I)	485	5,456
RailAmerica, Inc. (I)	913	13,595
Roadrunner Transportation Systems, Inc. (I)	388	5,482
Ryder Systems, Inc.	1,195	63,502
Saia, Inc. (I)	429	5,354
Swift Transporation Company (I)	2,813	23,179
Union Pacific Corp.	11,514	1,219,793
Universal Truckload Services, Inc.	488	8,857
USA Truck, Inc. (I)	383	2,961
Werner Enterprises, Inc. (L)	1,767	42,585
Zipcar, Inc. (I)	795	10,669
		3,392,388
Trading Companies & Distributors - 0.34%
Aceto Corp.	842	5,810
Air Lease Corp. (I)	2,065	48,961
Aircastle, Ltd.	1,874	23,837
Applied Industrial Technologies, Inc.	1,030	36,225
Beacon Roofing Supply, Inc. (I)(L)	1,131	22,880
CAI International, Inc. (I)	591	9,137
DXP Enterprises, Inc. (I)	385	12,397
Fastenal Company (L)	6,929	302,174
GATX Corp.	1,145	49,991
H&E Equipment Services, Inc. (I)	922	12,373
Houston Wire & Cable Company	560	7,739
Interline Brands, Inc. (I)	882	13,733
Kaman Corp., Class A	670	18,304
Lawson Products, Inc.	358	5,524
MSC Industrial Direct Company, Inc., Class A	1,302	93,158
RSC Holdings, Inc. (I)	2,552	47,212
Rush Enterprises, Inc., Class A (I)	568	11,883
Seacube Container Leasing, Ltd.	293	4,339
TAL International Group, Inc. (L)	812	23,377
Textainer Group Holdings, Ltd. (L)	1,173	34,158
Titan Machinery, Inc. (I)	544	11,821
United Rentals, Inc. (I)(L)	1,518	44,857
W.W. Grainger, Inc. (L)	1,601	299,691
Watsco, Inc. (L)	724	47,538
WESCO International, Inc. (I)(L)	1,020	54,070
		1,241,189
Transportation Infrastructure - 0.01%
Macquarie Infrastructure Company LLC	1,113	31,108
		38,294,810
Information Technology - 18.04%
Communications Equipment - 1.85%
Acme Packet, Inc. (I)(L)	1,651	51,032
ADTRAN, Inc.	1,539	46,416
Anaren, Inc. (I)	432	7,180

The accompanying notes are an integral part of the financial statements.

105

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Arris Group, Inc. (I)	2,987	$32,319
Aruba Networks, Inc. (I)(L)	2,376	44,004
Aviat Networks, Inc. (I)	1,974	3,612
Black Box Corp.	458	12,842
Blue Coat Systems, Inc. (I)	1,094	27,842
Brocade Communications Systems, Inc. (I)	11,151	57,874
Calix, Inc. (I)	904	5,849
Ciena Corp. (I)(L)	2,331	28,205
Cisco Systems, Inc.	129,106	2,334,236
Communications Systems, Inc.	404	5,680
Comtech Telecommunications Corp. (L)	714	20,435
Comverse Technology, Inc. (I)	43	295
Dialogic, Inc. (I)	1,206	1,447
Digi International, Inc. (I)	713	7,957
EchoStar Corp., Class A (I)	2,062	43,178
Emcore Corp. (I)(L)	3,054	2,633
Emulex Corp. (I)	2,134	14,639
Extreme Networks, Inc. (I)	2,730	7,972
F5 Networks, Inc. (I)	1,908	202,477
Finisar Corp. (I)	2,033	34,043
Globecomm Systems, Inc. (I)	666	9,111
Harmonic, Inc. (I)	2,721	13,714
Harris Corp. (L)	2,996	107,976
Infinera Corp. (I)(L)	2,668	16,755
InterDigital, Inc. (L)	1,082	47,143
Ixia (I)(L)	1,810	19,023
JDS Uniphase Corp. (I)	5,390	56,272
Juniper Networks, Inc. (I)	12,544	256,023
KVH Industries, Inc. (I)	612	4,761
Loral Space & Communications, Inc. (I)	486	31,532
Meru Networks, Inc. (I)	433	1,788
Motorola Mobility Holdings, Inc. (I)	6,965	270,242
Motorola Solutions, Inc.	7,956	368,283
MRV Communications, Inc.	2,912	2,504
Netgear, Inc. (I)	889	29,844
Oclaro, Inc. (I)	1,172	3,305
Oplink Communications, Inc. (I)	579	9,536
OpNext, Inc. (I)	3,024	2,443
ORBCOMM, Inc. (I)	1,752	5,238
PC-Tel, Inc.	820	5,609
Plantronics, Inc.	1,150	40,986
Polycom, Inc. (I)	4,160	67,808
Powerwave Technologies, Inc. (I)(L)	912	1,897
QUALCOMM, Inc.	39,179	2,143,091
Riverbed Technology, Inc. (I)	3,564	83,754
ShoreTel, Inc. (I)	1,320	8,422
Sonus Networks, Inc. (I)	7,104	17,050
Sycamore Networks, Inc. (I)	773	13,837
Symmetricom, Inc. (I)	1,285	6,926
Tekelec, Inc. (I)	1,780	19,455
Tellabs, Inc.	8,690	35,108
UTStarcom Holdings Corp. (I)	5,030	6,941
Viasat, Inc. (I)(L)	874	40,309
		6,738,853
Computers & Peripherals - 3.57%
3D Systems Corp. (I)(L)	1,165	16,776
Apple, Inc. (I)	21,703	8,789,715
Avid Technology, Inc. (I)(L)	1,037	8,846
Cray, Inc. (I)	1,177	7,615
Dell, Inc. (I)	44,271	647,685
Diebold, Inc.	1,562	46,969
Electronics for Imaging, Inc. (I)	1,182	16,844
EMC Corp. (I)(L)	48,271	1,039,757
Fusion-io, Inc. (I)	1,703	41,213
Hewlett-Packard Company	50,756	1,307,475
Hutchinson Technology, Inc. (I)(L)	1,471	2,207
Imation Corp. (I)	1,154	6,612
Immersion Corp. (I)	966	5,004
Intermec, Inc. (I)	1,634	11,209
Intevac, Inc. (I)(L)	795	5,883
Lexmark International, Inc., Class A	1,863	61,609
NCR Corp. (I)	3,727	61,346
NetApp, Inc. (I)	8,518	308,948
Novatel Wireless, Inc. (I)	1,074	3,362
QLogic Corp. (I)	2,490	37,350
Quantum Corp. (I)	5,832	13,997
Rimage Corp.	348	3,915
SanDisk Corp. (I)	5,602	275,674
Silicon Graphics International Corp. (I)	836	9,581
STEC, Inc. (I)	1,345	11,554
Stratasys, Inc. (I)(L)	543	16,513
Super Micro Computer, Inc. (I)(L)	1,005	15,758
Synaptics, Inc. (I)	851	25,658
Western Digital Corp. (I)	5,466	169,173
		12,968,248
Electronic Equipment, Instruments & Components - 0.69%
Aeroflex Holding Corp. (I)	1,829	18,729
Agilysys, Inc. (I)	733	5,827
Amphenol Corp., Class A	4,140	187,915
Anixter International, Inc. (I)	828	49,382
Arrow Electronics, Inc. (I)	2,731	102,167
Avnet, Inc. (I)	3,586	111,489
AVX Corp.	4,025	51,359
Badger Meter, Inc.	407	11,978
Benchmark Electronics, Inc. (I)	1,407	18,952
Brightpoint, Inc. (I)	1,768	19,024
Checkpoint Systems, Inc. (I)	1,010	11,049
Cognex Corp.	1,002	35,862
Coherent, Inc. (I)	614	32,094
Corning, Inc.	36,877	478,663
CTS Corp.	1,029	9,467
Daktronics, Inc.	1,219	11,666
DDi Corp.	832	7,763
Dolby Laboratories, Inc., Class A (I)	2,648	80,790
DTS, Inc. (I)(L)	453	12,340
Echelon Corp. (I)	1,218	5,932
Electro Rent Corp.	657	11,268
Electro Scientific Industries, Inc. (I)	747	10,817
FARO Technologies, Inc. (I)	424	19,504
FEI Company (I)	948	38,659
FLIR Systems, Inc.	3,801	95,291
Ingram Micro, Inc., Class A (I)	3,772	68,613
Insight Enterprises, Inc. (I)	1,152	17,614
IPG Photonics Corp. (I)	1,121	37,968
Itron, Inc. (I)	1,004	35,913
Jabil Circuit, Inc.	5,166	101,564
KEMET Corp. (I)	880	6,204
Littelfuse, Inc.	570	24,499
Maxwell Technologies, Inc. (I)	724	11,758
Measurement Specialties, Inc. (I)	401	11,212
Mercury Computer Systems, Inc. (I)	689	9,157
Methode Electronics, Inc.	1,076	8,920
Molex, Inc. (L)	4,191	99,997
MTS Systems Corp.	413	16,830
Multi-Fineline Electronix, Inc. (I)	648	13,316
National Instruments Corp.	2,850	73,958
Newport Corp. (I)	998	13,583
OSI Systems, Inc. (I)	477	23,268

The accompanying notes are an integral part of the financial statements.

106

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Park Electrochemical Corp.	558	$14,296
PC Connection, Inc.	930	10,314
Plexus Corp. (I)	933	25,546
Power-One, Inc. (I)	2,494	9,752
Pulse Electronics Corp. (L)	1,379	3,861
RadiSys Corp. (I)	794	4,018
RealD, Inc. (I)(L)	1,176	9,337
Rofin-Sinar Technologies, Inc. (I)	720	16,452
Rogers Corp. (I)	398	14,670
Sanmina-SCI Corp. (I)	2,020	18,806
Scansource, Inc. (I)	664	23,904
SYNNEX Corp. (I)(L)	897	27,323
Tech Data Corp. (I)	1,096	54,153
Trimble Navigation, Ltd. (I)	2,906	126,120
TTM Technologies, Inc. (I)(L)	1,680	18,413
Universal Display Corp. (I)	1,033	37,901
Viasystems Group, Inc. (I)	361	6,108
Vishay Intertechnology, Inc. (I)(L)	3,944	35,457
Vishay Precision Group, Inc. (I)	343	5,481
X-Rite, Inc. (I)(L)	2,642	12,259
Zygo Corp. (I)	617	10,890
		2,497,422
Internet Software & Services - 2.15%
Active Network, Inc. (I)	974	13,246
Akamai Technologies, Inc. (I)(L)	4,360	140,741
Ancestry.com, Inc. (I)(L)	956	21,950
AOL, Inc. (I)(L)	2,652	40,045
Bankrate, Inc. (I)	2,090	44,935
comScore, Inc. (I)	810	17,172
Constant Contact, Inc. (I)(L)	789	18,313
Cornerstone Ondemand, Inc. (I)	939	17,127
DealerTrack Holdings, Inc. (I)	1,064	29,005
Demand Media, Inc. (I)	1,798	11,957
Dice Holdings, Inc. (I)	1,653	13,703
Digital River, Inc. (I)	977	14,675
Earthlink, Inc.	2,844	18,315
eBay, Inc. (I)	30,462	923,912
Envestnet, Inc. (I)	560	6,698
Equinix, Inc. (I)	1,026	104,036
Google, Inc., Class A (I)	7,564	4,885,588
IAC/InterActiveCorp	2,073	88,310
InfoSpace, Inc. (I)	929	10,210
Internap Network Services Corp. (I)	1,567	9,308
IntraLinks Holdings, Inc. (I)	1,107	6,908
iPass, Inc. (I)	2,830	3,934
j2 Global Communications, Inc. (L)	1,102	31,010
Keynote Systems, Inc.	481	9,880
Limelight Networks, Inc. (I)(L)	2,442	7,228
LinkedIn Corp., Class A (I)	2,225	140,197
Liquidity Services, Inc. (I)	719	26,531
LivePerson, Inc. (I)	1,346	16,892
LogMeIn, Inc. (I)	619	23,862
LoopNet, Inc. (I)	837	15,300
Marchex, Inc., Class B	1,045	6,531
Monster Worldwide, Inc. (I)(L)	3,143	24,924
Move, Inc. (I)	1,158	7,319
NIC, Inc.	1,581	21,043
OpenTable, Inc. (I)(L)	569	22,265
Openwave Systems, Inc. (I)	3,456	5,460
Perficient, Inc. (I)	924	9,249
QuinStreet, Inc. (I)	986	9,229
Rackspace Hosting, Inc. (I)	3,066	131,869
RealNetworks, Inc.	977	7,328
RightNow Technologies, Inc. (I)	843	36,021
Saba Software, Inc. (I)	1,002	7,906
Sciquest, Inc. (I)	352	5,023
Stamps.com, Inc. (I)	516	13,483
Support.com, Inc. (I)	1,791	4,030
TechTarget, Inc. (I)	1,270	7,417
Travelzoo, Inc. (I)(L)	401	9,857
United Online, Inc.	2,301	12,517
ValueClick, Inc. (I)	1,901	30,967
VeriSign, Inc.	4,021	143,630
Vocus, Inc. (I)	554	12,238
Web.com Group, Inc. (I)	828	9,481
WebMD Health Corp. (I)	1,334	50,092
XO Group, Inc. (I)	932	7,773
Yahoo!, Inc. (I)	30,645	494,304
Zix Corp. (I)	2,134	6,018
		7,806,962
IT Services - 3.38%
Acxiom Corp. (I)	2,045	24,969
Alliance Data Systems Corp. (I)(L)	1,201	124,712
Automatic Data Processing, Inc.	11,685	631,107
Booz Allen Hamilton Holding Corp. (I)	2,816	48,576
Broadridge Financial Solutions, Inc.	2,909	65,598
CACI International, Inc., Class A (I)	714	39,927
Cardtronics, Inc. (I)	1,085	29,360
Cass Information Systems, Inc.	291	10,589
Ciber, Inc. (I)	2,045	7,894
Cognizant Technology
Solutions Corp., Class A (I)	7,155	460,138
Computer Sciences Corp.	3,654	86,600
Computer Task Group, Inc. (I)	612	8,617
Convergys Corp. (I)(L)	2,923	37,327
CoreLogic, Inc. (I)	2,489	32,183
CSG Systems International, Inc. (I)	891	13,107
DST Systems, Inc.	1,109	50,482
Dynamics Research Corp. (I)	457	5,182
Echo Global Logistics, Inc. (I)	443	7,154
Euronet Worldwide, Inc. (I)	1,309	24,190
ExlService Holdings, Inc. (I)	766	17,135
Fidelity National Information Services, Inc.	7,209	191,687
Fiserv, Inc. (I)	3,355	197,073
FleetCor Technologies, Inc. (I)	1,674	50,002
Forrester Research, Inc. (I)	566	19,210
Gartner, Inc. (I)	2,303	80,075
Genpact, Ltd. (I)	5,235	78,263
Global Cash Access Holdings, Inc. (I)	2,194	9,763
Global Payments, Inc.	1,924	91,159
Heartland Payment Systems, Inc.	960	23,386
Higher One Holdings, Inc. (I)	1,202	22,165
iGate Corp. (I)(L)	1,439	22,635
Innodata Isogen, Inc. (I)	1,516	5,973
International Business Machines Corp.	28,401	5,222,376
Jack Henry & Associates, Inc.	2,031	68,262
Lender Processing Services, Inc.	2,098	31,617
Lionbridge Technologies, Inc. (I)	2,209	5,059
ManTech International Corp., Class A (L)	586	18,307
MasterCard, Inc., Class A	2,835	1,056,945
Mattersight Corp. (I)	731	3,399
MAXIMUS, Inc.	833	34,445
ModusLink Global Solutions, Inc.	1,518	8,197
Moneygram International, Inc. (I)	1,133	20,111
NCI, Inc. (I)	381	4,439
NeuStar, Inc., Class A (I)	1,756	60,003
Online Resources Corp. (I)	1,282	3,102

The accompanying notes are an integral part of the financial statements.

107

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Paychex, Inc.	8,494	$255,754
PRGX Global, Inc. (I)	843	5,016
SAIC, Inc. (I)	8,257	101,479
Sapient Corp.	3,338	42,059
ServiceSource International, Inc. (I)	1,461	22,923
Syntel, Inc.	1,000	46,770
TeleTech Holdings, Inc. (I)	1,387	22,469
Teradata Corp. (I)	3,970	192,585
The Hackett Group, Inc. (I)	1,484	5,550
The Western Union Company	14,936	272,731
Tier Technologies, Inc., Class B (I)	901	3,928
TNS, Inc. (I)	705	12,493
Total Systems Services, Inc.	4,548	88,959
Unisys Corp. (I)	1,059	20,873
VeriFone Systems, Inc. (I)	2,454	87,166
Virtusa Corp. (I)	729	10,556
Visa, Inc., Class A	19,506	1,980,444
Wright Express Corp. (I)	916	49,720
		12,273,975
Office Electronics - 0.08%
Xerox Corp.	32,957	262,338
Zebra Technologies Corp., Class A (I)	1,285	45,977
		308,315
Semiconductors & Semiconductor Equipment - 2.36%
Advanced Analogic Technologies, Inc. (I)	1,315	7,601
Advanced Energy Industries, Inc. (I)	1,197	12,844
Advanced Micro Devices, Inc. (I)	16,345	88,263
Altera Corp.	7,440	276,024
Amkor Technology, Inc. (I)	4,789	20,880
Anadigics, Inc. (I)	2,127	4,658
Analog Devices, Inc.	7,028	251,462
Applied Materials, Inc.	30,992	331,924
Applied Micro Circuits Corp. (I)	1,885	12,667
Atmel Corp. (I)(L)	10,844	87,836
ATMI, Inc. (I)	850	17,026
AXT, Inc. (I)	645	2,690
Broadcom Corp., Class A (I)	12,357	362,802
Brooks Automation, Inc.	1,693	17,387
Cabot Microelectronics Corp. (I)	584	27,594
Cavium Inc. (I)	1,157	32,894
Ceva, Inc. (I)(L)	574	17,369
Cirrus Logic, Inc. (I)(L)	1,598	25,328
Cohu, Inc.	789	8,955
Cree, Inc. (I)	2,486	54,791
CSR PLC, ADR (I)	207	2,366
Cymer, Inc. (I)	733	36,474
Cypress Semiconductor Corp. (I)	4,004	67,628
Diodes, Inc. (I)(L)	1,139	24,261
DSP Group, Inc. (I)	1,013	5,278
Entegris, Inc. (I)	3,313	28,906
Entropic Communications, Inc. (I)	2,234	11,416
Exar Corp. (I)	1,388	9,022
Fairchild Semiconductor International, Inc. (I)	3,070	36,963
First Solar, Inc. (I)(L)	2,032	68,600
FormFactor, Inc. (I)	1,372	6,942
Freescale Semiconductor Holdings I, Ltd. (I)	5,245	66,349
GSI Technology, Inc. (I)	1,090	5,101
GT Advanced Technologies Inc. (I)	3,033	21,959
Hittite Microwave Corp. (I)	762	37,628
Inphi Corp. (I)	507	6,064
Integrated Device Technology, Inc. (I)	3,751	20,480
Integrated Silicon Solution, Inc. (I)	845	7,723
Intel Corp.	124,363	3,015,803
International Rectifier Corp. (I)	1,650	32,043
Intersil Corp., Class A	3,066	32,009
IXYS Corp. (I)	839	9,086
KLA-Tencor Corp. (L)	3,951	190,636
Kopin Corp. (I)	2,107	8,175
Kulicke & Soffa Industries, Inc. (I)	1,781	16,474
Lam Research Corp. (I)	2,927	108,358
Lattice Semiconductor Corp. (I)	2,974	17,666
Linear Technology Corp.	5,361	160,991
LSI Corp. (I)	14,417	85,781
LTX-Credence Corp. (I)	1,415	7,570
Marvell Technology Group, Ltd. (I)	14,360	198,886
Maxim Integrated Products, Inc.	6,992	182,072
MEMC Electronic Materials, Inc. (I)	5,631	22,186
Micrel, Inc. (L)	1,633	16,510
Microchip Technology, Inc. (L)	4,520	165,568
Micron Technology, Inc. (I)	22,928	144,217
Microsemi Corp. (I)	2,079	34,823
MIPS Technologies, Inc. (I)(L)	1,405	6,266
MKS Instruments, Inc.	1,286	35,777
Monolithic Power Systems, Inc. (I)	945	14,241
Nanometrics, Inc. (I)(L)	623	11,476
Netlogic Microsystems, Inc. (I)	1,494	74,058
Novellus Systems, Inc. (I)(L)	1,648	68,046
NVE Corp. (I)	141	7,830
NVIDIA Corp. (I)	14,041	194,608
Omnivision Technologies, Inc. (I)	1,398	17,105
ON Semiconductor Corp. (I)	10,601	81,840
Pericom Semiconductor Corp. (I)	876	6,666
Photronics, Inc. (I)(L)	1,479	8,992
PLX Technology, Inc. (I)	1,352	3,880
PMC-Sierra, Inc. (I)	5,789	31,897
Power Integrations, Inc. (L)	717	23,776
Rambus, Inc. (I)	2,670	20,159
RF Micro Devices, Inc. (I)(L)	6,722	36,299
Rubicon Technology, Inc. (I)	631	5,925
Rudolph Technologies, Inc. (I)	1,001	9,269
Semtech Corp. (I)	1,537	38,148
Sigma Designs, Inc. (I)	779	4,674
Silicon Image, Inc. (I)	2,196	10,321
Silicon Laboratories, Inc. (I)	1,088	47,241
Skyworks Solutions, Inc. (I)	4,403	71,417
Standard Microsystems Corp. (I)	628	16,184
STR Holdings, Inc. (I)	783	6,444
SunPower Corp. (I)	2,105	13,114
Supertex, Inc. (I)	355	6,702
Teradyne, Inc. (I)(L)	4,456	60,735
Tessera Technologies, Inc. (I)	1,355	22,696
Texas Instruments, Inc.	27,219	792,345
TriQuint Semiconductor, Inc. (I)	4,009	19,524
Ultra Clean Holdings, Inc. (I)	887	5,420
Ultratech, Inc. (I)	647	15,897
Veeco Instruments, Inc. (I)	883	18,366
Volterra Semiconductor Corp. (I)	666	17,056
Xilinx, Inc.	6,241	200,086
		8,597,489
Software - 3.96%
Accelrys, Inc. (I)	1,747	11,740
ACI Worldwide, Inc. (I)	825	23,628
Activision Blizzard, Inc.	27,116	334,069
Actuate Corp. (I)	1,416	8,298
Adobe Systems, Inc. (I)(L)	11,880	335,848
Advent Software, Inc. (I)	1,312	31,960
American Software, Inc., Class A	878	8,297

The accompanying notes are an integral part of the financial statements.

108

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
ANSYS, Inc. (I)(L)	2,189	$125,386
Ariba, Inc. (I)	2,324	65,258
Aspen Technology, Inc. (I)	2,002	34,735
Autodesk, Inc. (I)	5,457	165,511
Blackbaud, Inc.	1,159	32,104
BMC Software, Inc. (I)	4,161	136,398
Bottomline Technologies, Inc. (I)	774	17,934
BroadSoft, Inc. (I)	568	17,154
CA, Inc.	11,866	239,871
Cadence Design Systems, Inc. (I)	6,524	67,850
Callidus Software, Inc. (I)	1,202	7,717
Citrix Systems, Inc. (I)	4,419	268,322
CommVault Systems, Inc. (I)	1,075	45,924
Compuware Corp. (I)(L)	5,233	43,539
Concur Technologies, Inc. (I)	1,264	64,199
Deltek, Inc. (I)	1,856	18,226
DemandTec, Inc. (I)	843	11,102
Digimarc Corp. (I)	216	5,160
Ebix, Inc. (L)	840	18,564
Electronic Arts, Inc. (I)	7,892	162,575
EPIQ Systems, Inc.	981	11,792
ePlus, Inc. (I)	278	7,862
FactSet Research Systems, Inc. (L)	1,082	94,437
Fair Isaac Corp.	959	34,371
FalconStor Software, Inc. (I)	1,749	4,512
Fortinet, Inc. (I)	3,481	75,921
Glu Mobile Inc. (I)	1,164	3,655
Guidance Software, Inc. (I)	1,015	6,577
Informatica Corp. (I)	2,317	85,567
Interactive Intelligence Group (I)	490	11,231
Intuit, Inc.	7,131	375,019
JDA Software Group, Inc. (I)	1,064	34,463
Kenexa Corp. (I)	692	18,476
Magma Design Automation, Inc. (I)	1,322	9,492
Manhattan Associates, Inc. (I)	543	21,981
Mentor Graphics Corp. (I)	2,655	36,002
MICROS Systems, Inc. (I)	1,921	89,480
Microsoft Corp.	197,871	5,136,731
MicroStrategy, Inc., Class A (I)	263	28,488
Mitek Systems Incmitek Systems Inc (I)	507	3,676
Monotype Imaging Holdings, Inc. (I)	1,022	15,933
Netscout Systems, Inc. (I)	1,130	19,888
NetSuite, Inc. (I)	1,593	64,596
Nuance Communications, Inc. (I)(L)	7,133	179,466
Opnet Technologies, Inc.	561	20,572
Oracle Corp.	118,780	3,046,707
Parametric Technology Corp. (I)	2,840	51,858
Pegasystems, Inc. (L)	900	26,460
Progress Software Corp. (I)	1,513	29,277
PROS Holdings, Inc. (I)	740	11,011
Qad, Inc., Class A (I)	531	5,576
QLIK Technologies, Inc. (I)	1,737	42,035
Quest Software, Inc. (I)	2,162	40,213
RealPage, Inc. (I)	1,505	38,031
Red Hat, Inc. (I)	4,543	187,580
Rosetta Stone, Inc. (I)	599	4,570
Rovi Corp. (I)	2,674	65,727
S1 Corp. (I)	1,470	14,068
Salesforce.com, Inc. (I)(L)	3,150	319,599
Seachange International, Inc. (I)(L)	971	6,826
SolarWinds, Inc. (I)	1,782	49,807
Solera Holdings, Inc.	1,668	74,293
Sourcefire, Inc. (I)(L)	743	24,058
SRS Labs, Inc. (I)	598	3,439
SS&C Technologies Holdings, Inc. (I)	1,298	23,442
SuccessFactors, Inc. (I)	1,753	69,892
Symantec Corp. (I)	17,709	277,146
Synchronoss Technologies, Inc. (I)	882	26,645
Synopsys, Inc. (I)	3,437	93,486
Take-Two Interactive Software, Inc. (I)(L)	2,177	29,498
Taleo Corp. (I)	866	33,506
TeleCommunication Systems, Inc. (I)	1,207	2,836
TeleNav, Inc. (I)	863	6,740
THQ, Inc. (I)	2,341	1,779
TIBCO Software, Inc. (I)	3,914	93,584
TiVo, Inc. (I)	2,924	26,228
Tyler Technologies, Inc. (I)(L)	810	24,389
Ultimate Software Group, Inc. (I)(L)	652	42,458
VASCO Data Security International, Inc. (I)	1,062	6,924
Verint Systems, Inc. (I)	796	21,922
VirnetX Holding Corp. (I)(L)	1,232	30,763
VMware, Inc., Class A (I)	9,855	819,837
Wave Systems Corp. Class A (I)(L)	1,941	4,212
Websense, Inc. (I)	1,030	19,292
		14,387,271
		65,578,535
Materials - 3.90%
Chemicals - 2.23%
A. Schulman, Inc.	713	15,101
Air Products & Chemicals, Inc.	4,967	423,139
Airgas, Inc.	1,825	142,496
Albemarle Corp.	2,146	110,540
American Vanguard Corp.	755	10,072
Ashland, Inc.	1,868	106,775
Balchem Corp. (L)	725	29,392
Cabot Corp.	1,568	50,396
Calgon Carbon Corp. (I)	1,429	22,450
Celanese Corp., Series A	3,663	162,161
CF Industries Holdings, Inc.	1,648	238,927
Chase Corp.	392	5,449
Chemtura Corp. (I)	1,794	20,344
Cytec Industries, Inc.	1,170	52,241
E.I. du Pont de Nemours & Company	21,785	997,317
Eastman Chemical Company	3,318	129,601
Ecolab, Inc.	5,437	314,313
Ferro Corp. (I)	1,695	8,289
Flotek Industries, Inc. (I)	1,053	10,488
FMC Corp.	1,675	144,117
Georgia Gulf Corp. (I)	736	14,345
H.B. Fuller Company	1,198	27,686
Hawkins, Inc.	305	11,242
Huntsman Corp.	5,713	57,130
Innophos Holdings, Inc.	533	25,882
International Flavors & Fragrances, Inc.	1,871	98,078
Intrepid Potash, Inc. (I)	1,827	41,345
KMG Chemicals, Inc.	433	7,478
Koppers Holdings, Inc.	553	19,001
Kraton Performance Polymers, Inc. (I)	574	11,652
Kronos Worldwide, Inc. (L)	2,710	48,888
Landec Corp. (I)	863	4,764
LSB Industries, Inc. (I)	541	15,164
Minerals Technologies, Inc.	467	26,400
Monsanto Company	12,585	881,831
NewMarket Corp. (L)	329	65,178
Olin Corp.	1,916	37,649
OM Group, Inc. (I)	761	17,039
Omnova Solutions, Inc. (I)(L)	1,304	6,011
PolyOne Corp.	2,276	26,288

The accompanying notes are an integral part of the financial statements.

109

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	3,710	$309,748
Praxair, Inc.	7,124	761,556
Quaker Chemical Corp.	352	13,689
Rockwood Holdings, Inc. (I)	1,807	71,142
RPM International, Inc.	3,145	77,210
Senomyx, Inc. (I)	1,262	4,392
Sensient Technologies Corp.	1,225	46,428
Sigma-Aldrich Corp. (L)	2,862	178,761
Solutia, Inc. (I)	2,928	50,596
Spartech Corp. (I)	1,144	5,411
Stepan Company	253	20,280
Terra Nitrogen Company LP	440	73,748
The Dow Chemical Company	27,620	794,351
The Mosaic Company	10,475	528,254
The Scotts Miracle-Gro Company, Class A (L)	1,513	70,642
The Sherwin-Williams Company	2,479	221,300
Tredegar Industries, Inc.	834	18,531
Valhi, Inc.	2,669	161,394
Valspar Corp.	2,251	87,721
W.R. Grace & Company (I)	1,746	80,176
Westlake Chemical Corp. (L)	1,572	63,257
Zep, Inc.	592	8,276
Zoltek Companies, Inc. (I)	1,069	8,146
		8,091,668
Construction Materials - 0.07%
Eagle Materials, Inc.	1,105	28,354
Martin Marietta Materials, Inc.	1,072	80,840
Texas Industries, Inc.	700	21,546
United States Lime & Minerals, Inc. (I)	188	11,301
Vulcan Materials Company (L)	3,084	121,355
		263,396
Containers & Packaging - 0.29%
AEP Industries, Inc. (I)	210	5,912
AptarGroup, Inc.	1,578	82,324
Ball Corp.	3,925	140,162
Bemis Company, Inc. (L)	2,458	73,937
Boise, Inc.	2,614	18,612
Crown Holdings, Inc. (I)	3,657	122,802
Graphic Packaging Holding Company (I)	9,089	38,719
Greif, Inc., Class A	1,126	51,289
Myers Industries, Inc.	999	12,328
Owens-Illinois, Inc. (I)	3,932	76,202
Packaging Corp. of America	2,394	60,425
Rock-Tenn Company, Class A	1,481	85,454
Sealed Air Corp.	3,784	65,123
Silgan Holdings, Inc.	1,656	63,988
Sonoco Products Company	2,324	76,599
Temple-Inland, Inc.	2,531	80,258
		1,054,134
Metals & Mining - 1.12%
A. M. Castle & Company (I)(L)	676	6,395
AK Steel Holding Corp. (L)	2,774	22,913
Alcoa, Inc. (L)	25,036	216,561
Allegheny Technologies, Inc. (L)	2,513	120,121
Allied Nevada Gold Corp. (I)	2,164	65,526
AMCOL International Corp. (L)	806	21,641
Carpenter Technology Corp.	1,056	54,363
Century Aluminum Company (I)(L)	2,202	18,739
Cliffs Natural Resources, Inc.	3,195	199,208
Coeur d’Alene Mines Corp. (I)	2,046	49,390
Commercial Metals Company	2,878	39,803
Compass Minerals International, Inc.	779	53,634
Freeport-McMoRan Copper & Gold, Inc.	22,274	819,460
General Moly, Inc. (I)(L)	2,672	8,256
Globe Specialty Metals, Inc.	1,837	24,597
Handy & Harman, Ltd. (I)	391	3,871
Haynes International, Inc. (L)	320	17,472
Hecla Mining Company (L)	6,341	33,163
Horsehead Holding Corp. (I)	1,000	9,010
Kaiser Aluminum Corp. (L)	483	22,160
Materion Corp. (I)	519	12,601
Metals USA Holdings Corp. (I)	436	4,905
Molycorp, Inc. (I)(L)	1,919	46,018
Newmont Mining Corp.	11,604	696,356
Noranda Aluminum Holding Corp.	1,235	10,189
Nucor Corp.	7,479	295,944
Olympic Steel, Inc. (L)	330	7,696
Paramount Gold and Silver Corp. (I)(L)	4,065	8,699
Reliance Steel & Aluminum Company	1,785	86,912
Royal Gold, Inc. (L)	1,113	75,050
RTI International Metals, Inc. (I)(L)	666	15,458
Schnitzer Steel Industries, Inc.	601	25,410
Solitario Exploration & Royalty Corp. (I)	2,030	2,862
Southern Copper Corp.	20,002	603,660
Steel Dynamics, Inc.	5,298	69,669
Stillwater Mining Company (I)	2,501	26,160
Titanium Metals Corp. (L)	4,309	64,549
United States Steel Corp. (L)	3,429	90,731
Universal Stainless & Alloy Products, Inc. (I)	212	7,920
US Gold Corp. (I)	3,165	10,634
Vista Gold Corp. (I)(L)	2,568	7,884
Walter Energy, Inc.	1,411	85,450
Worthington Industries, Inc.	1,804	29,550
		4,090,590
Paper & Forest Products - 0.19%
Buckeye Technologies, Inc.	956	31,969
Clearwater Paper Corp. (I)	576	20,511
Deltic Timber Corp.	329	19,868
Domtar Corp. (L)	963	77,001
International Paper Company	10,280	304,288
KapStone Paper and Packaging Corp. (I)	943	14,843
Louisiana-Pacific Corp. (I)(L)	3,038	24,517
MeadWestvaco Corp.	3,992	119,560
Neenah Paper, Inc.	467	10,423
P.H. Glatfelter Company	1,200	16,944
Pope Resources LP	168	7,222
Schweitzer-Mauduit International, Inc. (L)	399	26,518
Verso Paper Corp. (I)	1,827	1,754
Wausau Paper Corp.	1,431	11,820
		687,238
		14,187,026
Telecommunication Services - 2.47%
Diversified Telecommunication Services - 2.20%
8x8, Inc. (I)	1,278	4,051
AboveNet, Inc. (I)	492	31,985
Alaska Communications
Systems Group, Inc. (L)	1,419	4,271
AT&T, Inc.	138,857	4,199,036
Atlantic Tele-Network, Inc.	401	15,659
Boingo Wireless, Inc. (I)	634	5,452
Cbeyond, Inc. (I)	824	6,600
CenturyLink, Inc.	14,407	535,940
Cincinnati Bell, Inc. (I)(L)	5,106	15,471
Cogent Communications Group, Inc. (I)	1,163	19,643
Consolidated Communications Holdings, Inc.	921	17,545
Frontier Communications Corp. (L)	23,625	121,669

The accompanying notes are an integral part of the financial statements.

110

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
General Communication, Inc., Class A (I)	1,295	$12,678
Globalstar, Inc. (I)	6,027	3,255
HickoryTech Corp.	614	6,803
IDT Corp., Class B	427	4,005
Level 3 Communications, Inc. (I)	4,275	72,632
Lumos Networks Corp.	555	8,514
Neutral Tandem, Inc. (I)	876	9,364
Premiere Global Services, Inc. (I)	1,467	12,425
SureWest Communications	466	5,606
Towerstream Corp. (I)	1,087	2,283
TW Telecom, Inc. (I)(L)	3,587	69,516
Verizon Communications, Inc.	66,308	2,660,277
Vonage Holdings Corp. (I)	4,929	12,076
Windstream Corp.	13,707	160,920
		8,017,676
Wireless Telecommunication Services - 0.27%
Clearwire Corp. (I)	24,082	46,719
Crown Castle International Corp. (I)	6,873	307,910
Leap Wireless International, Inc. (I)	2,036	18,914
MetroPCS Communications, Inc. (I)	8,442	73,277
NII Holdings, Inc. (I)	4,011	85,434
NTELOS Holdings Corp.	555	11,311
SBA Communications Corp., Class A (I)(L)	2,734	117,453
Shenandoah Telecommunications Company	652	6,833
Sprint Nextel Corp. (I)(L)	70,671	165,370
Telephone & Data Systems, Inc. (L)	2,226	57,631
United States Cellular Corp. (I)(L)	1,865	81,370
USA Mobility, Inc.	574	7,961
		980,183
		8,997,859
Utilities - 3.64%
Electric Utilities - 1.77%
Allete, Inc.	938	39,377
American Electric Power Company, Inc.	11,298	466,720
Brookfield Infrastructure Partners LP	2,338	64,763
Central Vermont Public Service Corp.	381	13,373
Cleco Corp.	1,470	56,007
Duke Energy Corp. (L)	31,213	686,686
Edison International	7,632	315,965
El Paso Electric Company	1,073	37,169
Entergy Corp.	4,169	304,545
Exelon Corp.	15,543	674,100
FirstEnergy Corp.	9,831	435,513
Great Plains Energy, Inc.	3,403	74,117
Hawaiian Electric Industries, Inc. (L)	2,377	62,943
IDACORP, Inc.	1,180	50,044
ITC Holdings Corp.	1,238	93,939
MGE Energy, Inc.	639	29,886
NextEra Energy, Inc.	9,885	601,799
Northeast Utilities	4,141	149,366
NV Energy, Inc.	5,718	93,489
Otter Tail Corp.	1,004	22,108
Pepco Holdings, Inc.	5,463	110,899
Pinnacle West Capital Corp.	2,539	122,329
PNM Resources, Inc.	2,156	39,304
Portland General Electric Company	1,910	48,304
PPL Corp.	12,315	362,307
Progress Energy, Inc.	6,891	386,034
Southern Company	19,887	920,569
The Empire District Electric Company	1,053	22,208
UIL Holdings Corp. (L)	862	30,489
Unisource Energy Corp.	944	34,852
Unitil Corp.	386	10,955
Westar Energy, Inc.	2,748	79,087
		6,439,246
Gas Utilities - 0.31%
AGL Resources, Inc.	2,558	108,101
AmeriGas Partners LP	1,322	60,693
Atmos Energy Corp.	2,009	67,000
Chesapeake Utilities Corp.	243	10,534
Delta Natural Gas Company, Inc.	276	9,481
Ferrellgas Partners LP	1,713	32,496
National Fuel Gas Company (L)	1,970	109,493
New Jersey Resources Corp.	903	44,428
Northwest Natural Gas Company (L)	595	28,518
ONEOK, Inc.	2,566	222,447
Piedmont Natural Gas Company, Inc.	1,606	54,572
Questar Corp.	4,284	85,080
RGC Resources, Inc.	446	8,059
South Jersey Industries, Inc.	691	39,256
Southwest Gas Corp.	1,053	44,742
Star Gas Partners LP	2,867	13,962
Suburban Propane Partners LP	808	38,469
The Laclede Group, Inc.	584	23,634
UGI Corp.	2,534	74,500
WGL Holdings, Inc.	1,151	50,897
		1,126,362
Independent Power Producers & Energy Traders - 0.21%
Calpine Corp. (I)	10,647	173,866
Constellation Energy Group, Inc.	4,718	187,163
Dynegy, Inc. (I)(L)	3,598	9,966
Genie Energy, Ltd.	427	3,386
GenOn Energy, Inc. (I)	19,323	50,433
NRG Energy, Inc. (I)	5,759	104,353
Ormat Technologies, Inc.	1,210	21,816
The AES Corp. (I)	18,063	213,866
		764,849
Multi-Utilities - 1.26%
Alliant Energy Corp.	2,630	116,009
Ameren Corp.	5,692	188,576
Avista Corp.	1,490	38,368
Black Hills Corp.	1,042	34,990
CenterPoint Energy, Inc.	9,788	196,641
CH Energy Group, Inc.	419	24,461
CMS Energy Corp. (L)	5,864	129,477
Consolidated Edison, Inc. (L)	6,823	423,231
Dominion Resources, Inc.	13,435	713,130
DTE Energy Company	3,930	213,989
Integrys Energy Group, Inc.	1,892	102,509
MDU Resources Group, Inc.	4,509	96,763
NiSource, Inc. (L)	6,460	153,813
NorthWestern Corp.	955	34,179
NSTAR	2,392	112,328
OGE Energy Corp.	2,339	132,645
PG&E Corp.	9,281	382,563
Public Service Enterprise Group, Inc.	11,845	391,003
SCANA Corp.	2,989	134,684
Sempra Energy	5,563	305,965
TECO Energy, Inc. (L)	5,103	97,671
Vectren Corp.	1,933	58,435
Wisconsin Energy Corp.	5,420	189,483
Xcel Energy, Inc.	11,298	312,277
		4,583,190
Water Utilities - 0.09%
American States Water Company	483	16,857

The accompanying notes are an integral part of the financial statements.

111

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2011 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
American Water Works Company, Inc.	4,070	$129,670
Aqua America, Inc. (L)	3,195	70,450
Artesian Resources Corp.	556	10,469
Cadiz, Inc. (I)	655	6,308
California Water Service Group	1,098	20,049
Connecticut Water Service, Inc. (L)	376	10,201
Middlesex Water Company	568	10,599
Pennichuck Corp.	272	7,842
SJW Corp.	528	12,482
York Water Company	578	10,196
		305,123
		13,218,770
TOTAL COMMON STOCKS (Cost $313,526,161)		$358,485,944

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$2,500	$1,640
TOTAL CORPORATE BONDS (Cost $2,021)		$1,640

PREFERRED SECURITIES - 0.00%
Consumer Discretionary - 0.00%
Orchard Supply Hardware Stores Corp. (I)	114	0
TOTAL PREFERRED SECURITIES (Cost $1,286)		$0

RIGHTS - 0.00%
Celgene Corp. (Expiration Date: 12/31/2030,
Strike Price: USD 0.01) (I)	1,041	1,457
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Strike Price: USD 0.02) (I)(N)	4,291	0
Sanofi (Expiration Date: 12/31/2020, Strike
Price: EUR 2.00) (I)	6,678	8,014
TOTAL RIGHTS (Cost $25,528)		$9,471

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 03/02/2012; Strike Price: $12.21) (I)	50	3
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	273	92
TOTAL WARRANTS (Cost $0)		$95

SECURITIES LENDING COLLATERAL - 6.92%
Securities Lending Collateral - 6.92%
John Hancock Collateral
Investment Trust, 0.3780% (W)(Y)	2,513,633	25,153,421
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,149,983)		$25,153,421

SHORT-TERM INVESTMENTS - 1.35%
U.S. Government Agency - 1.35%
Federal Home Loan Bank Discount Notes,
0.018%, 03/16/2012 *	$3,000,000	$2,999,888
U.S. Government Agency (continued)
Federal National Mortgage Association
Discount Notes, 0.150%, 03/28/2012 *	$1,900,000	$1,899,931
		4,899,819
TOTAL SHORT-TERM INVESTMENTS (Cost $4,899,819)		$4,899,819
Total Investments (Total Stock Market Index Trust)
(Cost $343,604,798) - 106.87%		$388,550,390
Other assets and liabilities, net - (6.87%)		(24,980,512)
TOTAL NET ASSETS - 100.00%		$363,569,878

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

BRL	- Brazilian Real
EUR	- Euro
SGD	- Singapore Dollar

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
LIBOR	- London Interbank Offered Rate
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2011.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown is next call date.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Portfolio, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2011.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

112

John Hancock
601 Congress Street
Boston MA 02210-2805

JHTIA-FP0I-12/11

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Hugh McHaffie

_______________________

Hugh McHaffie

President

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

______________________

Hugh McHaffie

President

Date: February 23, 2012

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: February 23, 2012